UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04146

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JOHN HANCOCK TRUST

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(Exact name of registrant as specified in charter)

601 CONGRESS STREET, BOSTON, MA  02210-2805

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(Address of principal executive offices)   (Zip code)

GORDON M. SHONE, 601 CONGRESS STREET, BOSTON, MA  02210-2805

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(Name and address of agent for service)

Registrant's telephone number, including area code: (617) 663-2168

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Date of fiscal year end: 12/31

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Date of reporting period: 12/31/08

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ITEM 1. REPORTS TO STOCKHOLDERS.

The Registrant prepared four annual reports to shareholders for the year ended December 31, 2008.  The first report applies to 71 of the Registrant’s portfolios, the second report applies to 18 of the Registrant’s portfolios, the third report applies to 10 of the Registrant’s portfolios and the fourth report applies to 5 of the Registrant’s portfolios.

John Hancock Trust
Annual Report — Table of Contents
Manager’s Commentary and Portfolio Performance (See below for each Portfolio’s page #)	4
Shareholder Expense Example	76
Portfolio of Investments (See below for each Portfolio’s page #)	86
Statements of Assets and Liabilities	150
Statements of Operations	164
Statements of Changes in Net Assets	178
Financial Highlights	190
Notes to Financial Statements	216
Report of Independent Registered Public Accounting Firm	273
Tax Information	274
Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees	275
Results of the Special Meeting of Shareholders	281
Trustees and Officers Information	282
For More Information	285

Portfolio	Manager’s Commentary & Portfolio Performance	Portfolio of Investments
All Cap Core Trust	5	86
All Cap Growth Trust	6	87
All Cap Value Trust	7	88
Alpha Opportunities Trust	8	88
American Asset Allocation Trust	9	90
American Blue Chip Income and Growth Trust	10	90
American Bond Trust	11	90
American Diversified Growth & Income	12	90
American Fundamental Holdings Trust	13	90
American Global Diversification Trust	14	90
American Global Growth Trust	15	91
American Global Small Capitalization Trust	16	91
American Growth Trust	17	91
American Growth-Income Trust	18	91
American High-Income Bond Trust	19	91
American International Trust	20	91
American New World Trust	21	92
Blue Chip Growth Trust	22	92
Capital Appreciation Trust	23	93
Capital Appreciation Value Trust	24	94
Classic Value Trust	25	95
Core Allocation Plus Trust	26	96
Core Equity Trust	27	98
Disciplined Diversification Trust	28	98
Emerging Markets Value Trust	29	100
Emerging Small Company Trust	30	101
Equity-Income Trust	31	102
Financial Services Trust	32	103
Franklin Templeton Founding Allocation Trust	33	103
Fundamental Value Trust	34	104
Global Trust	35	105
Global Allocation Trust	36	106
Global Real Estate Trust	37	108
Growth Equity Trust	38	109
Health Sciences Trust	39	110
Income & Value Trust	40	111
International Core Trust	41	113
International Opportunities Trust	42	115
International Small Cap Trust	43	116
International Small Company Trust	44	117
International Value Trust	45	119
Large Cap Trust	46	120
Large Cap Value Trust	47	121
Mid Cap Intersection Trust	48	122
Mid Cap Stock Trust	49	123
Mid Cap Value Trust	50	124
Mid Cap Value Equity Trust	51	125
Mid Value Trust	52	125
Mutual Shares Trust	53	127
Natural Resources Trust	54	128
Optimized All Cap Trust	55	129
Optimized Value Trust	56	129
Overseas Equity Trust	57	130
Pacific Rim Trust	58	132
Real Estate Equity Trust	59	133
Real Estate Securities Trust	60	134
Science & Technology Trust	61	134
Small Cap Growth Trust	62	135
Small Cap Intrinsic Value Trust	63	136
Small Cap Opportunities Trust	64	137
Small Cap Value Trust	65	138
Small Company Trust	66	139
Small Company Growth Trust	67	140
Small Company Value Trust	68	141
Smaller Company Growth Trust	69	142
U.S. Large Cap Trust	70	143
U.S. Multi Sector Trust	71	144
Utilities Trust	72	145
Value Trust	73	146
Value & Restructuring Trust	74	147
Vista Trust	75	148

John Hancock Trust
Manager’s Commentary and Portfolio Performance
Trust Performance

In the following pages, we have set forth information regarding the performance of each Portfolio of the John Hancock Trust (the “Trust”), excluding the Money Market Trust and Money Market Trust B. There are several ways to evaluate a Portfolio’s historical performance. One can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. With respect to all performance information presented, it is important to understand that past performance does not guarantee future results. Return and principal fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Performance Tables

The Performance Tables show two types of total return information: cumulative and average annual total returns. A cumulative total return is an expression of a Portfolio’s total change in share value in percentage terms over a set period of time — one, five and ten years (or since the Portfolio’s inception if less than the applicable period). An average annual total return takes the Portfolio’s cumulative total return for a time period greater than one year and shows what the annual return would have been if the Portfolio had performed at a constant rate each year. The tables show all cumulative and average annual total returns, net of fees and expenses of the Trust, but do not reflect the insurance (separate account) expenses (including a possible contingent deferred sales charge) of the variable annuity and variable life products that invest in the Trust. If these were included, performance would be lower.

Graph — Change in Value of $10,000 Investment and Comparative Indices

The performance graph for each Portfolio shows the change in value of a $10,000 investment over the life or ten year period of each Portfolio, whichever is shorter. Each Portfolio’s performance is compared with the performance of one or more broad-based securities indices as a “benchmark.” All performance information includes the reinvestment of dividends and capital gain distributions, as well as the deduction of ongoing management fees and Portfolio operating expenses. The benchmarks used for comparison are unmanaged and include reinvestment of dividends and capital gains distributions, if any, but do not reflect any fees or expenses. Portfolios that invest in multiple asset classes are compared with a customized benchmark. This benchmark is comprised of a set percentage allocation from each of the asset classes in which the Portfolio invests.

Portfolio Manager’s Commentary

Finally, we have provided a commentary by each portfolio manager regarding each Portfolio’s performance during the period ended December 31, 2008. The views expressed are those of the portfolio manager as of December 31, 2008, and are subject to change based on market and other conditions. Information about a Portfolio’s holdings, asset allocation or country diversification is historical and is no indication of future portfolio composition, which will vary. Information provided in this report should not be considered a recommendation to purchase or sell securities. The Portfolios are not insured by the FDIC, are not a deposit or other obligation of or guaranteed by banks and are subject to investment risks including loss of principal amount invested. For a more detailed discussion of the risks associated with the Portfolios, see the Trust’s prospectus.

“Standard & Poor’s,” “Standard & Poor’s 500,” “S&P 500” and “S&P MidCap 400 Index” are trademarks of The McGraw-Hill Companies, Inc. “Russell 1000,” “Russell 2000,” “Russell 3000” and “Russell Midcap” are trademarks of Frank Russell Company. “Wilshire 5000” is a trademark of Wilshire Associates. “Morgan Stanley European Australian Far East Free,” “EAFE” and “MSCI” are trademarks of Morgan Stanley & Co. Incorporated. “Barclays Capital” is a registered trademark of Barclays Bank PLC ”Lipper“ is a registered trademark of Reuters S.A. None of the Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust.

All Cap Core Trust
Subadviser: Deutsche Investment Management Americas Inc.5
Portfolio Managers: Julie Abbett, Robert Wang, James Francis

INVESTMENT OBJECTIVE & POLICIES ▶ To seek long-term growth of capital by investing in common stocks and other equity securities within all asset classes primarily in the Russell 3000 Index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Non-cyclical	20.96
Financial	11.92
Energy	11.04
Industrial	10.63
Technology	9.53
Communications	8.11
Consumer, Cyclical	7.44
Basic Materials	3.71
Utilities	2.97
Diversified	0.21

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance ▶ For the year, the All Cap Core Trust Series I returned –39.63%, underperforming the –37.31% return of the Russell 3000 Index.

Environment ▶ 2008 was the most challenging year in a generation for equity investors. All major indices posted double-digit losses and investors were unable to find a safe haven other than cash and U.S. Treasuries. The year began with a positive outlook and expectations that the worst of the credit crisis had passed. This sanguine view quickly changed with the collapse of Bear Stearns and its government-arranged marriage with JP Morgan Chase.

While investors recovered from the dislocations in the spring, the fall proved to be much more challenging, as we saw the demise of Lehman Brothers, the nationalization of Fannie Mae, Freddie Mac and AIG, a massive bailout of Citigroup, and the collapse of Wachovia and Washington Mutual. In addition, Goldman Sachs and Morgan Stanley became bank holding companies, shedding their investment bank status, and Merrill Lynch merged with Bank of America.

The economy weakened throughout the year as the pace of layoffs accelerated and the unemployment rate reached 7.2% in December, its highest level since October 1993. U.S. economic output, as measured by gross domestic product (GDP), contracted in the third quarter, and the price of oil finally broke its meteoric rise, tumbling from an all-time high of $147 per barrel in July to just under $40 by the end of December.

The Federal Reserve and the U.S. Treasury implemented unprecedented changes to avert a total collapse of the financial system. The Fed cut its target rate, which started the year at 5.25%, to between 0.25% and zero, a historic low. The Fed also extended loans to many financial institutions and the Treasury used its newly created Troubled Assets Relief Program (TARP) fund in an effort to thaw frozen credit markets.

The Trust underperformed the Russell 3000 Index for the year. Our stock selection in the diversified financials, consumer durables & apparel, and telecommunication services industry groups contributed the most to relative performance. Within the diversified financials group, our decisions not to hold shares of Merrill Lynch, American Express, Fannie Mae, Lehman Brothers and Freddie Mac contributed to the portfolio’s performance. The largest detraction from performance was generated by stock selection within the energy, pharmaceuticals & biotechnology, and transportation industry groups. Energy holdings underperformed those in the benchmark, leading to –261 basis points (–2.61 percentage points) of relative underperformance.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return

Periods Ending December 31, 2008	1-year	5-year	10-year	5-year	10-year

All Cap Core Trust Series I (began 7/15/96)	–39.63%	–2.03%	–3.55%	–9.75%	–30.37%
All Cap Core Trust Series II2 (began 1/28/02)	–39.75%	–2.23%	–3.68%	–10.68%	–31.23%
All Cap Core Trust Series NAV[3] (began 4/29/05)	–39.61%	–1.99%	–3.53%	–9.57%	–30.22%
Russell 3000 Index	–37.31%	–1.95%	–0.80%	–9.39%	–7.70%
Combined Index[4]	–37.31%	–1.95%	–3.32%	–9.39%	–28.65%

[1]	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

[2]

Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

[3]

Series NAV shares were first offered April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.

[4]	The Combined Index is a blend of the Russell 1000 Growth Index from inception through December 31, 2002 and the Russell 3000 Index from January 1, 2003 and thereafter.
[5]	Current subadviser assignment became effective November 25, 2002.

All Cap Growth Trust
Subadviser: Invesco Aim Capital Management, Inc.5
Portfolio Managers: Robert J. Lloyd, Ryan Ammerman

INVESTMENT OBJECTIVE & POLICIES ▶ To seek long-term capital appreciation by investing the portfolio’s assets primarily in common stocks of companies that are believed to benefit from new or innovative products, services or processes as well as those that have experienced above-average, long-term growth in earnings and have excellent prospects for future growth.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Non-cyclical	49.90
Industrial	14.06
Technology	7.66
Communications	6.89
Energy	6.05
Financial	5.36
Basic Materials	1.30
Consumer, Cyclical	0.50

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance ▶ For the year, the All Cap Growth Trust Series I returned –41.94%, underperforming the –38.44% return of the Russell 3000 Growth Index.

Environment ▶ Many factors contributed to the negative performance of most major market indexes for the year. The chief catalyst was the ongoing subprime loan crisis and its far-reaching effects on overall credit availability. Additionally, record-high crude oil prices, falling home values and the weak U.S. dollar placed significant pressure on the purchasing power of consumers. Later in the fiscal year, consumer confidence fell and market volatility increased dramatically due to growing fears of a global recession. In this environment, indexes measuring the performance of large-, mid- and small-cap stocks were all in negative territory.

The Trust underperformed the Russell 3000 Growth Index by the widest margin in the Industrials and Materials sectors. While underperformance in the Industrials sector was driven by both stock selection and an overweight position, poor performance in the Materials sector was primarily caused by an overweight position. Many holdings in these two sectors were hurt by fears that the slowdown in the U.S. economy would lead to a global recession. Stocks that detracted from performance included Materials holdings Xstrata PLC and The Mosaic Company, as well as Industrials holding McDermott International. Underperformance in the Consumer Discretionary sector was primarily a result of stock selection. The portfolio also underperformed in the Energy sector, largely due to an overweight position.

The Trust outperformed its benchmark by the widest margin in the Financials sector, which was the weakest performing sector in the Index for the year, as the credit crisis intensified and a liquidity crunch emerged. Outperformance versus the Index was driven by stock selection and an underweight position in Financials. Key contributors to performance included insurance holdings Chubb Corp. and Ace Ltd. The portfolio also outperformed its benchmark in the Consumer Staples sector, due to both an overweight position and stock selection. Stock selection drove performance in Telecommunications. Wireless service provider KDDI Corp. was among the portfolio’s top five contributors to performance.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return

Periods Ending December 31, 2008	1-year	5-year	10-year	5-year	10-year

All Cap Growth Trust Series I (began 3/4/96)	–41.94%	–4.25%	–2.53%	–19.50%	–22.62%
All Cap Growth Trust Series II2 (began 1/28/02)	–42.06%	–4.44%	–2.66%	–20.33%	–23.63%
All Cap Growth Trust Series NAV[3] (began 2/28/05)	–41.91%	–4.20%	–2.51%	–19.31%	–22.43%
Russell 3000 Growth Index	–38.44%	–3.33%	–4.01%	–15.59%	–33.61%
Combined Index[4]	–38.44%	–3.33%	–3.37%	–15.59%	–29.05%

[1]	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

[2]

Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

[3]

Series NAV shares were first offered February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

[4]	The Combined Index is a blend of the Russell Mid Cap Growth Index since inception until November 30, 1999, and the performance of the Russell 3000 Growth Index from December 1, 1999 and thereafter.

[5]	Current subadviser assignment became effective May 1, 1999.

All Cap Value Trust

Subadviser: Lord, Abbett & Co. LLC
Portfolio Managers: Robert P. Fetch, Howard E. Hansen, Deepak Khana

INVESTMENT OBJECTIVE & POLICIES ▶ To seek capital appreciation by investing in equity securities of U.S. and multinational companies that are believed to be undervalued in all capitalization ranges.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Non-cyclical	28.51
Industrial	23.31
Financial	13.93
Consumer, Cyclical	10.49
Energy	8.89
Basic Materials	6.45
Utilities	2.68
Communications	2.57
Technology	0.18

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance ▶ For the year, the All Cap Value Trust Series I returned –28.78%, outperforming the –36.25% return of the Russell 3000 Value Index.

Environment ▶ During the period, large-, mid-and small-capitalization stocks within the Russell 3000 Value Index all declined, but stock selection in the large- and mid-cap segments was positive relative to the benchmark. The portfolio’s weighting in large-cap stocks (over $10 billion capitalization) was 54% on average, versus 73% for the benchmark. Exposure to mid-cap stocks ($2–$10 billion capitalization) was 34% versus 17%, and the small-cap allocation (below $2 billion capitalization) equaled that of the index at 9%.

The portfolio benefited most significantly from both an underweight to — and good stock selection within — the poor-performing Financial Services sector. Texas-based Cullen/Frost Bankers held up well in this uncertain market because of its strong capital base and conservative lending policies. Stock selection within the Materials & Processing sector was another significant contributor. Agricultural processor Archer-Daniels-Midland company rose sharply at year-end due to a quarterly earnings result that far surpassed analysts’ expectations. Fears of a margin squeeze evaporated as corn prices fell dramatically in the second half of the year.

The portfolio’s stock selection within the Auto & Transportation sector was the largest detractor during the period. Oshkosh Corp., a manufacturer of specialty vehicles, fell sharply amid lower equipment sales due to the weak U.S. and European economies. Additionally, the portfolio’s sizeable underweights within the Utilities and Integrated Oils sectors detracted. Electric utilities performed well in a poor market. International oil holdings held up surprisingly well, even in the face of dramatically lower crude oil prices in the second half of the year, but we eliminated them because we believed they were overvalued.

Materials & Processing remains the portfolio’s largest overweight sector, with sizeable exposures in grain processing and packaging stocks. The portfolio remains overweight in the Health Care sector, as we increased our commitments to the biotechnology industry while modestly decreasing exposure to pharmaceuticals.

Integrated Oils is now the largest sector underweight. Financial Services remains a significant underweight, as housing and credit-related troubles continue to dampen the market. We did, however, reduce this underweight meaningfully by adding selectively to high-quality banks throughout the year. Utilities remains a significant underweight, as we continue to trim positions that have held up well in the poor market environment and channel the proceeds into more attractively valued stocks.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return

Periods Ending December 31, 2008	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception

All Cap Value Trust Series I (began 4/30/01)	–28.78%	1.46%	—	1.05%	7.54%	—	8.34%
All Cap Value Trust Series II2 (began 1/28/02)	–28.95%	1.27%	—	0.89%	6.50%	—	7.02%
All Cap Value Trust Series NAV[3] (began 2/28/05)	–28.79%	1.55%	—	1.11%	8.01%	—	8.81%
Russell 3000 Value Index[4]	–36.25%	–0.72%	—	0.44%	–3.53%	—	3.46%

[1]	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

[2]

Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

[3]

Series NAV shares were first offered February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

[4]	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

Alpha Opportunities Trust
Subadviser: Wellington Management Company, LLP
Portfolio Managers: Kent Stahl, Gregg Thomas

INVESTMENT OBJECTIVE & POLICIES ▶ To seek long-term total return by investing in large and small, U.S. and non-U.S. equities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Non-cyclical	24.86
Financial	10.52
Industrial	10.43
Consumer, Cyclical	8.47
Energy	8.37
Communications	7.73
Technology	5.61
Basic Materials	4.90
Investment Companies	1.44
Utilities	0.05

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance ▶ Since its inception, the Alpha Opportunities Trust Series NAV returned –12.85%, outperforming the –14.06% return of the Russell 3000 Index for the same period.

Environment ▶ Global credit market conditions continued to deteriorate in late 2008, resulting in a synchronized contraction in worldwide activity not seen in recent history. As consumers and businesses, in turn, sought to deleverage, concerns about consumer spending growth and capital spending trends further pressured equity valuations.

Over the same period, within the Russell 3000 Index, nine of the 10 sectors registered negative returns. Financials (–26.1%), Materials (–18.7%) and Information Technology (–16.6%) performed the worst. Telecommunication Services (+1.6%), Utilities (–2.2%) and Health Care (–7.2%) fell the least.

The Trust’s relative outperformance was largely the result of strong sector allocation decisions, specifically the portfolio’s underweight to the poor-performing Financials sector as well as an opportunistic allocation to cash. Security selection in the Industrials and Financials sectors aided relative performance while security selection within the Energy sector detracted. Within Industrials, stocks of a commercial airline company and an infrastructure technology provider posted strong gains. Within Financials, performance was aided by a number of our Insurance holdings. In Energy, relative performance was hurt by not holding a strong-performing integrated oil and gas stock that had a significant weighting in the benchmark.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return

Periods Ending December 31, 2008	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception

Alpha Opportunities Trust Series NAV (began 10/7/08)	—	—	—	—	—	—	–12.85%
Russell 3000 Index[2]	—	—	—	—	—	—	–14.06%

[1]	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

[2]	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

American Asset Allocation Trust
Subadviser: Capital Research Management CompanySM, investment adviser for American Funds Insurance
Series Portfolio Managers: Alan N. Berro, Michael T. Kerr, Susan M. Tolson, James R. Mulally

INVESTMENT OBJECTIVE & POLICIES ▶ To seek to provide high total return (including income and capital gains) consistent with preservation of capital over the long term. The American Asset Allocation Trust invests all of its assets in the master fund, Class 1 shares of the Asset Allocation Fund, a series of American Funds Insurance Series. The Asset Allocation Fund invests in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments. In addition, the Asset Allocation Fund may invest up to 25% of its debt assets in lower quality debt securities (rated Ba or below by Moody’s and BB or below by S&P or unrated but determined to be of equivalent quality). Such securities are sometimes referred to as “junk bonds.” The Asset Allocation Fund is designed for investors seeking above-average total return.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Bonds	26.1
Information Technology	13.8
Health Care	9.7
Industrials	7.8
Financials	7.2
Materials	5.9
Energy	5.7
Consumer Discretionary	5.0
Consumer Staples	3.6
Telecommunications Services	3.2

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance ▶ For the year, the American Asset Allocation Trust Series II returned –29.83%, underperforming the –22.06% return of the Combined Index.

Environment ▶ In the face of a very difficult year, the Trust’s diversified portfolio helped it avoid the extreme lows of the equity market. Within its equity holdings, Financials, Energy, Materials and commodities stocks detracted from results.

The bond portfolio also struggled as pressures in the financial markets hurt its holdings in mortgage- and asset-backed securities as well as corporate bonds. High-yield securities hurt fund results the most among bonds as their prices plummeted. Over the course of the year, the portfolio added to its debt securities holdings and reduced its position in money market securities.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return

Periods Ending December 31, 2008	1-year	5-year	10-year	5-year	10-year

American Asset Allocation Trust Series I2 (began 4/28/08)	–27.39%	0.36%	2.13%	1.84%	23.50%
American Asset Allocation Trust Series II3 (began 5/1/07)	–29.83%	–0.14%	1.49%	–0.72%	15.98%
American Asset Allocation Trust Series III[4] (began 1/2/08)	–29.17%	0.54%	2.22%	2.74%	24.59%
Combined Index[5,6]	–22.06%	0.71%	1.69%	3.61%	18.20%

[1]	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

[2]

Series I shares were first offered on April 28, 2008. For periods prior to this date, the performance shown is the performance of the Series II shares of the American Asset Allocation Trust, including, for periods prior to the inception of the Series II shares, the performance of the Class 2 shares of the American Asset Allocation Fund, a series of American Funds Insurance Series and the master fund in which the American Asset Allocation Trust invests, adjusted to reflect Series II share expenses. Series I shares have lower expenses than Series II shares. Had the performance shown for periods prior to April 28, 2008 reflected Series I share expenses, performance would be higher.

[3]

Series II shares were first offered on May 1, 2007. For periods prior to this date, the performance shown reflects the performance of Class 1 shares of the Asset Allocation Fund, a series of American Funds Insurance Series and the master fund in which the American Asset Allocation Trust invests. The performance of the Class 1 shares of the Asset Allocation Fund has been adjusted to reflect the 0.75% Rule 12b-1 fee of Series II shares of the American Asset Allocation Trust. The Class 1 shares of the American Asset Allocation Fund were first issued on August 1, 1989.

[4]

Series III shares were first offered January 2, 2008. For periods prior to this date, the performance shown is the performance of the Series II shares of the American Asset Allocation Trust, including, for periods prior to their inception, the performance of the Class 1 shares of the Asset Allocation Fund, a series of American Funds Insurance Series and the master fund in which the American Asset Allocation Trust invests, adjusted to reflect Series II share expenses. Series III shares have lower expenses than Series II shares. Had the performance shown for periods prior to January 2, 2008 reflected Series III share expenses, performance would be higher.

[5]	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

[6]	The Combined Index represents 60% of the Standard & Poor’s 500 Index and 40% of the Barclays Capital U.S. Aggregate Bond Index.

American Blue Chip Income and Growth Trust
Subadviser: Capital Research Management CompanySM, investment adviser for American Funds Insurance Series
Portfolio Managers: James K. Dunton, Christopher D. Buchbinder, James B. Lovelace, C. Ross Sappenfield

INVESTMENT OBJECTIVE & POLICIES ▶ To seek to produce income exceeding the average yield on U.S. stocks and to provide an opportunity for growth of principal consistent with sound common stock investing.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Information Technology	19.2
Health Care	19.1
Industrials	13.7
Consumer Discretionary	10.5
Telecommunications Services	7.6
Financials	6.5
Consumer Staples	6.1
Energy	5.8
Utilities	1.7
Materials	0.4

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance ▶ For the year, the American Blue Chip Income and Growth Trust Series II returned –36.76%, outperforming the –37.00% return of the S&P 500 Index.

Environment ▶ The portfolio’s results, while disappointing, were reflective of the broad stock market losses sustained during the year. More than two-thirds of the S&P 500 stocks fell 25% or more during 2008.

The portfolio’s large concentration in the Financials sector included some of the most troubled stocks for the year. These holdings were the most detrimental to results, while holdings in Information Technology and Health Care also performed poorly. The portfolio held some stocks that bucked the trend and posted positive returns for the year. Among the gainers were a few Consumer Staples and Utilities stocks, which helped prop up the Trust’s results in these sectors.

Our exposure to stocks outside the U.S. was limited. The portfolio’s holdings in cash helped shield it from losses that were more severe.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return

Periods Ending December 31, 2008	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception

American Blue Chip Income & Growth Trust Series I2 (began 7/9/03)	–36.72%	–2.56%	—	–2.48%	–12.17%	—	–17.16%
American Blue Chip Income & Growth Trust Series II3 (began 5/5/03)	–36.76%	–2.69%	—	–2.62%	–12.75%	—	–18.04%
American Blue Chip Income & Growth Trust Series III[4] (began 1/2/08)	–35.51%	–2.31%	—	–2.25%	–11.02%		–15.64%
S&P 500 Index[5]	–37.00%	–2.19%	—	–2.13%	–10.47%	—	–14.92%

[1]	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

[2]

Series I shares were first offered on July 9, 2003. For periods prior to this date, the performance shown is the performance of the Series II shares of the American Blue Chip Income and Growth Trust, including, for periods prior to the inception of the Series II shares, the performance of the Class 2 shares of the Blue Chip Income and Growth Fund, a series of American Funds Insurance Series and the master fund in which the American Blue Chip Income and Growth Trust invests, adjusted to reflect Series II share expenses. Series I shares have lower expenses than Series II shares. Had the performance shown for periods prior to July 9, 2003 reflected Series I share expenses, performance would be higher.

[3]

Series II shares were first offered on May 5, 2003. For periods prior to this date, the performance shown reflects the performance of Class 2 shares of the Blue Chip Income and Growth Fund, a series of American Funds Insurance Series and the master fund in which the American Blue Chip Income and Growth Trust invests. The performance of the Class 2 shares of the Blue Chip Income and Growth Fund has been adjusted to reflect the 0.50% Rule 12b-1 fee of Series II shares of the American Blue Chip Income and Growth Trust. The Class 2 shares of the Blue Chip Income and Growth Fund were first issued on July 5, 2001.

[4]

Series III shares were first offered January 2, 2008. For periods prior to this date, the performance shown is the performance of the Series II shares of the American Blue Chip Income and Growth Trust, including, for periods prior to their inception, the performance of the Class 2 shares of the Blue Chip Income and Growth Fund, a series of American Funds Insurance Series and the master fund in which the American Blue Chip Income and Growth Trust invests, adjusted to reflect Series II share expenses. Series III shares have lower expenses than Series II shares. Had the performance shown for periods prior to January 2, 2008 reflected Series III share expenses, performance would be higher.

[5]	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

American Bond Trust
Subadviser: Capital Research Management CompanySM, investment adviser for American Funds Insurance Series
Portfolio Managers: Abner D. Goldstine, David C. Barclay, Mark H. Dalzell, Thomas Hoah, David Hong

INVESTMENT OBJECTIVE & POLICIES ▶ The portfolio seeks to maximize current income and preserve capital by investing at least 80% of its assets in bonds.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Corporate Bond	31.7
Mortgage-Backed Securities	29.7
Non-U.S. governments/agencies	10.4
U.S. Treasuries	9.1
Government Agency Securities	5.7
Asset-backed Obligations	2.6
Municipal Securities	0.2

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance ▶ For the year, the American Bond Trust Series II returned –9.82%, underperforming the +5.24% return of the Barclays Capital U.S. Aggregate Index (formerly Lehman Brothers U.S. Aggregate Bond Index).

Environment ▶ We are disappointed with the portfolio’s results for the period. The losses illustrate the very challenging year experienced by many bonds across the quality spectrum. Volatility caused by fundamental economic problems was amplified by an absence of liquidity in many markets.

Financial company bonds and privately originated mortgage-backed securities are two examples of holdings that faced rapidly declining prices and, at times, little to no trading activity.

We expect that disruptions in the financial markets will continue for some time. We are very conscious of the risk of potential further declines in the bond market and we are being cautious in our selection of securities. The current dislocation, combined with new bond issues being attractively priced, provides us with opportunities to take advantage of the relative value in various bond issues.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return

Periods Ending December 31, 2008	1-year	5-year	10-year	5-year	10-year

American Bond Trust Series I2 (began 11/2/05)	–9.72%	1.11%	3.56%	5.70%	41.92%
American Bond Trust Series II3 (began 7/29/05)	–9.82%	0.98%	3.41%	4.97%	39.89%
American Bond Trust Series III[4] (began 1/2/08)	–9.76%	1.23%	3.93%	6.28%	47.04%
Barclays Capital U.S. Aggregate Bond Index[5]	5.24%	4.65%	5.63%	25.52%	72.97%

[1]	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

[2]

Series I shares were first offered on November 2, 2005. For periods prior to this date, the performance shown is the performance of the Series II shares of the American Bond Trust, including, for periods prior to the inception of the Series II shares, the performance of the Class 2 shares of the Bond Fund, a series of American Funds Insurance Series and the master fund in which the American Bond Trust invests, adjusted to reflect Series II share expenses. Series I shares have lower expenses than Series II shares. Had the performance shown for periods prior to November 2, 2005 reflected Series I share expenses, performance would be higher.

[3]

Series II shares were first offered on July 29, 2005. For periods prior to this date, the performance shown reflects the performance of Class 2 shares of the Bond Fund, a series of American Funds Insurance Series and the master fund in which the American Bond Trust invests. The performance of the Class 2 shares of the Bond Fund has been adjusted to reflect the 0.50% Rule 12b-1 fee of Series II shares of the American Bond Trust. The Class 2 shares of the Bond Fund were first issued on January 2, 1996.

[4]

Series III shares were first offered on January 2, 2008. For periods prior to this date, the performance shown is the performance of the Series II shares of the American Bond Trust, including, for periods prior to their inception, the performance of the Class 2 shares of the Bond Fund, a series of American Funds Insurance Series and the master fund in which the American Bond Trust invests, adjusted to reflect Series II share expenses. Series III shares have lower expenses than Series II shares. Had the performance shown for periods prior to January 2, 2008 reflected Series III share expenses, performance would be higher.

[5]	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

American Diversified Growth & Income Trust
Subadviser: MFC Global Investment Management (U.S.A.) Limited
Portfolio Managers: Steve Orlich

INVESTMENT OBJECTIVE & POLICIES ▶ To seek long term growth of capital by investing in ten Underlying Funds of the American Funds Insurance Series: Asset Allocation Fund, Blue Chip Growth and Income Fund, Bond Fund, Global Growth Fund, Global Small Cap Fund, Growth Fund, Growth-Income Fund, High-Income Fund, International Fund, and New World Fund.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Equity Asset Allocation	% of Total
Aggressive Growth	10.0
Growth	46.0
Growth & Income	14.0
Total Equity	70.0
Fixed Income Asset Allocation
Income	30.0
Total Fixed Income	30.0
Total	100.0

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance▶ From its inception on July 1, 2008 to December 31, 2008, the American Diversified Growth and Income Trust Series II returned –28.49%, underperforming the –21.12% return of the Combined Index.

Environment ▶ U.S. stocks finished 2008 with their worst performance since 1931, as the credit crisis that had begun in the subprime mortgage sector broadened into a full-scale recession. The second half of the year was particularly harsh for investors. After a series of shocks during September — including the bankruptcy of investment bank Lehman Brothers and government bailouts of mortgage securitizers Fannie Mae and Freddie Mac — stocks tumbled in October. During the fourth quarter, extreme market volatility was the norm, with daily moves of 5% or more commonly occurring in most stock indexes. Against this backdrop, the blue-chip Dow Jones Industrial Average finished the year with a –31.93% return, while the S&P 500 Index registered a –37.00% return. Value-style investing outperformed growth across all market capitalization groups. Mid-cap shares trailed both small-caps and large-caps.

With economic malaise spreading abroad, foreign stocks turned in dismal returns, as reflected in the MSCI EAFE Index’s –43.06% result. This return trailed most domestic benchmarks despite the depreciation of the U.S. dollar against most foreign currencies for the year. Emerging markets fared even worse amid the general flight from risk, with the MSCI Emerging Markets Index taking a –53.20% hit.

High-quality, fixed-income securities were the one bright spot of the investment landscape. Long-term Treasury bonds performed best, but Treasuries posted positive returns across the board, except for Treasury Inflation-Protected Securities, which sold off in the fourth quarter on deflation fears. The 10-year Treasury yield fell during the year from just over 4.00% to 2.24%, which boosted prices and helped lift the Barclays Capital U.S. Aggregate Bond Index to a 5.24% gain for the year.

From an asset allocation standpoint, exposure to international equities was the biggest detractor from returns. In terms of managers, investments in American Blue Chip Income & Growth, American Asset Allocation, American International, and American New World contributed to returns, as each of these portfolios outperformed their benchmark. Investments in American Growth, American Growth & Income, and American Global Small Cap hurt performance on the equity side, while allocations to American Bond and American High Income weighed on fixed income returns. Of note, American Bond was significantly hindered by its exposure to credit and high yield.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return

Periods Ending December 31, 2008	1-year	5-year	10-year	1-year	5-year	10-year	Since inception

American Diversified Growth and Income Trust Series I (began 7/1/08)	—	—	—	—	—	—	–28.43%
American Diversified Growth and Income Trust Series II (began 7/1/08)	—	—	—	—	—	—	–28.49%
American Diversified Growth and Income Trust Series III (began 7/1/08)	—	—	—	—	—	—	–28.27%
American Diversified Growth and Income Trust Series NAV (began 7/1/08)	—	—	—	—	—	—	–28.24%
Combined Index[2,3]	—	—	—	—	—	—	–21.12%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

3	The Combined Index represents 75% of the Standard & Poor’s 500 Index and 25% of the Barclays Capital U.S. Aggregate Bond Index.

American Fundamental Holdings Trust
Subadviser: MFC Global Investment Management (U.S.A.) Limited
Portfolio Manager: Steve Orlich

INVESTMENT OBJECTIVE & POLICIES ▶ To seek long term growth of capital by investing in four Underlying Funds of the American Funds Insurance Series: Bond Fund, Growth Fund, Growth-Income Fund, and International Fund.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Equity Asset Allocation	% of Total
Aggressive Growth	13.0
Growth	23.5
Growth & Income	23.5
Total Equity	60.0
Fixed Income Asset Allocation
Income	40.0
Total Fixed Income	40.0
Total	100.0

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance ▶ For the year 2008, the American Fundamental Holdings Trust Series II returned –30.97%, underperforming the –24.06% return of the Combined Index.

Environment ▶ U.S. stocks finished 2008 with their worst performance since 1931, as the credit crisis that had begun in the subprime mortgage sector broadened into a full-scale recession. The second half of the year was particularly harsh for investors. After a series of shocks during September — including the bankruptcy of investment bank Lehman Brothers and government bailouts of mortgage securitizers Fannie Mae and Freddie Mac — stocks tumbled in October. During the fourth quarter, extreme market volatility was the norm, with daily moves of 5% or more commonly occurring in most stock indexes. Against this backdrop, the blue-chip Dow Jones Industrial Average finished the year with a –31.93% return, while the S&P 500 Index registered a –37.00% return. Value-style investing outperformed growth across all market capitalization groups. Mid-cap shares trailed both small-caps and large-caps.

With economic malaise spreading abroad, foreign stocks turned in dismal returns, as reflected in the MSCI EAFE Index’s –43.06% result. This return trailed most domestic benchmarks despite the depreciation of the U.S. dollar against most foreign currencies for the year. Emerging markets fared even worse amid the general flight from risk, with the MSCI Emerging Markets Index taking a –53.20% hit.

High-quality, fixed-income securities were the one bright spot of the investment landscape. Long-term Treasury bonds performed best, but Treasuries posted positive returns across the board, except for Treasury Inflation-Protected Securities, which sold off in the fourth quarter on deflation fears. The 10-year Treasury yield fell during the year from just over 4.00% to 2.24%, which boosted prices and helped lift the Barclays Capital U.S. Aggregate Bond Index to a 5.24% gain for the year.

From an asset allocation standpoint, exposure to international equities and credit were the biggest detractors from performance this year. In addition, all four underlying portfolios trailed their benchmarks, providing a further drag on returns. American Growth-Income and American Growth both underperformed versus the S&P 500 Index and American International trailed the MSCI EAFE Index. American Bond, with significant exposure to credit and high yield, underperformed the Barclays Capital U.S. Aggregate Bond Index by a significant margin.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return

Periods Ending December 31, 2008	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception

American Fundamental Holdings Trust Series I (began 10/31/07)	–30.92%	—	—	–29.02%	—	—	–33.03%
American Fundamental Holdings Trust Series II (began 10/31/07)	–30.97%	—	—	–29.07%	—	—	–33.09%
American Fundamental Holdings Trust Series III (began 10/31/07)	–30.61%	—	—	–28.71%	—	—	–32.69%
Combined Index[2,3]	–24.06%	—	—	–21.72%	—	—	–24.90%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

3	The Combined Index represents 65% of the Standard & Poor’s 500 Index and 35% of the Barclays Capital U.S. Aggregate Bond Index.

American Global Diversification Trust
Subadviser: MFC Global Investment Management (U.S.A.) Limited
Portfolio Manager: Steve Orlich

INVESTMENT OBJECTIVE & POLICIES ▶ To seek long term growth of capital by primarily investing in five Underlying Funds of the American Funds Insurance Series: Bond Fund, Global Growth Fund, Global Small Capitalization Fund, High-Income Bond Fund, and New World Fund.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Equity Asset Allocation	% of Total
Aggressive Growth	24.6
Growth	40.4
Total Equity	65.0
Fixed Income Asset Allocation
Income	35.0
Total Fixed Income	35.0
Total	100.0

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance ▶ For the year 2008, the American Global Diversification Trust Series II returned –34.85%, underperforming the –28.67% return of the Combined Index.

Environment ▶ U.S. stocks finished 2008 with their worst performance since 1931, as the credit crisis that had begun in the subprime mortgage sector broadened into a full-scale recession. The second half of the year was particularly harsh for investors. After a series of shocks during September — including the bankruptcy of investment bank Lehman Brothers and government bailouts of mortgage securitizers Fannie Mae and Freddie Mac — stocks tumbled in October. During the fourth quarter, extreme market volatility was the norm, with daily moves of 5% or more commonly occurring in most stock indexes. Against this backdrop, the blue-chip Dow Jones Industrial Average finished the year with a –31.93% return, while the S&P 500 Index registered a –37.00% return. Value-style investing outperformed growth across all market capitalization groups. Mid-cap shares trailed both small-caps and large-caps.

With economic malaise spreading abroad, foreign stocks turned in dismal returns, as reflected in the MSCI EAFE Index’s –43.06% result. This return trailed most domestic benchmarks despite the depreciation of the U.S. dollar against most foreign currencies for the year. Emerging markets fared even worse amid the general flight from risk, with the MSCI Emerging Markets Index taking a –53.20% hit.

High-quality, fixed-income securities were the one bright spot of the investment landscape. Long-term Treasury bonds performed best, but Treasuries posted positive returns across the board, except for Treasury Inflation-Protected Securities, which sold off in the fourth quarter on deflation fears. The 10-year Treasury yield fell during the year from just over 4.00% to 2.24%, which boosted prices and helped lift the Barclays Capital U.S. Aggregate Bond Index to a 5.24% gain for the year.

From an asset allocation standpoint, exposure to emerging market equities and high yield bonds were the biggest detractors from performance this year. In terms of managers, investments in American Global Growth and American New World contributed to returns (both outperformed their benchmarks), while investments in American Bond and American Global Small Capitalization detracted from results. American Bond was hindered by its exposure to credit and high yield, while American Global Small Cap’s allocation to emerging market equities weighed on returns. American High Income performed roughly in line with its benchmark.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return

Periods Ending December 31, 2008	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception

American Global Diversification Trust Series I (began 10/31/07)	–34.72%	—	—	–32.43%	—	—	–36.78%
American Global Diversification Trust Series II (began 10/31/07)	–34.85%	—	—	–32.57%	—	—	–36.94%
American Global Diversification Trust Series III (began 10/31/07)	–34.44%	—	—	–32.20%	—	—	–36.53%
Combined Index[2,3]	–28.67%	—	—	–25.54%	—	—	–29.18%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

3	The Combined Index represents 70% of the MSCI World Index and 30% of the Barclays Capital U.S. Aggregate Bond Index.

American Global Growth Trust
Subadviser: Capital Research Management CompanySM, investment adviser for American Funds Insurance Series
Portfolio Manager: Nick Grace, Robert Lovelace, Steve Watson, Paul White

INVESTMENT OBJECTIVE & POLICIES ▶ To seek to make the shareholders’ investment grow over time. The American Global Growth Trust invests all of its assets in the master fund, Class 1 shares of the Global Growth Fund, a series of American Funds Insurance Series. The Global Growth Fund invests primarily in common stocks of companies (including small and medium sized companies) located around the world, including emerging markets. The Global Growth Fund is designed for investors seeking capital appreciation through stocks. Investors in the Global Growth Fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Information Technology	16.5
Health Care	10.5
Consumer Discretionary	9.6
Industrials	8.3
Consumer Staples	8.3
Telecommunications Services	8.2
Financials	7.2
Energy	4.9
Materials	4.2
Utilities	3.5

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance ▶ For the year, the American Global Growth Trust Series II returned –38.68%, outperforming the –38.77% return of the Lipper Global Fund Index.

Environment ▶ The portfolio’s return was disappointing to all involved, even though it was slightly ahead of its benchmark. The fund’s holdings experienced negative returns from virtually all markets around the world as investors became increasingly concerned about the health of world financial markets and of the global economy.

It was a year marked not only by downturns but also by very high volatility. Shares in many financial institutions declined in the wake of the global credit crunch. Commodities prices fell precipitously. We made selective purchases in stocks of companies that we believed were excessively hard-hit by market turbulence, including those in the Information Technology, Consumer Discretionary and Financials sectors.

The economic situation still looks highly uncertain, and we expect that the global recession will be fairly significant. However, our emphasis on fundamental global research remains undiminished.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return

Periods Ending December 31, 2008	1-year	5-year	10-year	5-year	10-year

American Global Growth Trust Series II2 (began 5/1/07)	–38.68%	1.48%	3.64%	7.61%	42.96%
American Global Growth Trust Series III[3] (began 1/2/08)	–38.21%	2.14%	4.37%	11.17%	53.33%
Lipper Global Fund Index[4]	–38.77%	0.42%	1.23%	2.14%	12.97%
MSCI World Index[4]	–42.08%	–2.35%	–2.20%	–11.20%	–19.98%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2

Series II shares were first offered on May 1, 2007. For periods prior to this date, the performance shown reflects the performance of Class 1 shares of the Global Growth Fund, a series of American Funds Insurance Series and the master fund in which the American Global Growth Trust invests. The performance of the Class 1 shares of the Global Growth Fund has been adjusted to reflect the 0.75% Rule 12b-1 fee of Series II shares of the American Global Growth Trust. The Class 1 shares of the Global Growth Fund were first issued on April 30, 1997.

3

Series III shares were first offered on January 2, 2008. For periods prior to this date, the performance shown is the performance of the Series II shares of the American Global Growth Trust, including, for periods prior to their inception, the performance of the Class 1 shares of the Global Growth Fund, a series of American Funds Insurance Series and the master fund in which the American Global Growth Trust invests, adjusted to reflect Series II share expenses. Series III shares have lower expenses than Series II shares. Had the performance shown for periods prior to January 2, 2008 reflected Series III share expenses, performance would be higher.

4	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

American Global Small Capitalization Trust
Subadviser: Capital Research Management CompanySM, investment adviser for American Funds Insurance Series
Portfolio Manager: Gordon Crawford, J. Blair Frank, Mark Denning

INVESTMENT OBJECTIVE & POLICIES ▶ To seek to make the shareholders’ investment grow over time. The American Global Small Capitalization Trust invests all of its assets in the master fund, Class 1 shares of the Global Small Capitalization Fund, a series of American Funds Insurance Series. The Global Small Capitalization Fund invests primarily in stocks of smaller companies located around the world, including emerging markets. Normally, the Global Small Capitalization Fund invests at least 80% of its assets in equity securities of companies with small market capitalizations, measured at the time of purchase.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Industrials	15.9
Information Technology	15.8
Health Care	15.3
Consumer Discretionary	13.3
Financials	5.4
Materials	4.9
Consumer Staples	3.3
Energy	3.2
Utilities	3.2
Telecommunications Services	0.9

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance ▶ For the year, the American Global Small Capitalization Trust Series II returned –53.79%, underperforming the –49.15% return of the S&P/Citigroup Global Index.

Environment ▶ Share prices of smaller companies around the world were down significantly as investors’ appetite for risk evaporated and fears of illiquidity spread. In the past few years, the portfolio’s holdings in securities outside the U.S. buoyed returns. In 2008, however, many non-U.S. companies experienced substantial losses.

Investments in companies in developing markets were hard-hit. As the dollar strengthened during the year, returns on investments outside the U.S. diminished further. Companies in the Financials and Energy sectors had some of the worst results. Health Care companies held up better.

Although it is difficult to predict when financial conditions will eventually improve, prices of stocks are cheaper, which presents opportunities for the Trust. We continue to believe that investing in small well-run companies around the world will prove to be a successful strategy in the long term.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return

Periods Ending December 31, 2008	1-year	5-year	10-year	5-year	10-year

American Global Small Capitalization Trust Series II2 (began 5/1/07)	–53.79%	0.64%	5.71%	3.23%	74.17%
American Global Small Capitalization Trust Series III[3] (began 1/2/08)	–53.39%	1.31%	6.46%	6.74%	86.96%
S&P/Citigroup Global Index[4]	–49.15%	3.19%	5.95%	17.02%	78.21%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2

Series II shares were first offered on May 1, 2007. For periods prior to this date, the performance shown reflects the performance of Class 1 shares of the Global Small Capitalization Fund, a series of American Funds Insurance Series and the master fund in which the American Global Small Capitalization Trust invests. The performance of the Class 1 shares of the Global Small Capitalization Fund has been adjusted to reflect the 0.75% Rule 12b-1 fee of Series II shares of the American Global Small Capitalization Trust. The Class 1 shares of the Global Small Capitalization Fund were first issued on April 30, 1998.

3

Series III shares were first offered on January 2, 2008. For periods prior to this date, the performance shown is the performance of the Series II shares of the American Global Small Capitalization Trust, including, for periods prior to their inception, the performance of the Class 1 shares of the Global Small Capitalization Fund, a series of American Funds Insurance Series and the master fund in which the American Global Small Capitalization Trust invests, adjusted to reflect Series II share expenses. Series III shares have lower expenses than Series II shares. Had the performance shown for periods prior to January 2, 2008 reflected Series III share expenses, performance would be higher.

4	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

American Growth Trust
Subadviser: Capital Research Management CompanySM, investment adviser for American Funds Insurance Series
Portfolio Managers: Donnalisa Barnum, Ronald B. Morrow, Michael T. Kerr, Gregg E. Ireland

INVESTMENT OBJECTIVE & POLICIES ▶ To seek to make the shareholders’ investment grow by investing primarily in common stocks of companies that appear to offer superior opportunities for growth of capital.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Information Technology	21.1
Energy	11.1
Consumer Discretionary	10.8
Health Care	9.8
Financials	9.2
Industrials	8.5
Materials	8.4
Consumer Staples	6
Telecommunications Services	1.6
Utilities	1.3

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance ▶ For the year, the American Growth Trust Series II returned –44.28%, underperforming the –37.00% return of the S&P 500 Index.

Environment ▶ It was an extremely difficult year, and one in which it was hard to find any shelter in the market. While most previous bear markets saw positive returns in some sectors, this has not been the case in the current one. Even as share prices of many stocks declined, appearing to create attractive values, they continued to fall further. The fundamental research we do is aimed at avoiding such value traps.

During the period, the portfolio experienced the most significant declines in companies in the Materials, Financials and Energy sectors. Commodities prices rose during the first part of the year and then reversed direction in the second half of the year. Oil prices, for example, which peaked at roughly $145 a barrel, dropped to below $45 by the end of December. Health Care stocks in general declined less than other companies.

We aim to invest in companies with healthy balance sheets, strong cash flows and a solid customer base. These companies should benefit when financial conditions begin to improve.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return

Periods Ending December 31, 2008	1-year	5-year	10-year	5-year	10-year

American Growth Trust Series I2 (began 7/9/03)	–44.20%	–2.30%	1.97%	–10.99%	21.56%
American Growth Trust Series II3 (began 5/5/03)	–44.28%	–2.46%	1.82%	–11.70%	19.72%
American Growth Trust Series III[4] (began 1/2/08)	–43.75%	–2.27%	2.13%	–10.86%	23.52%
S&P 500 Index[5]	–37.00%	–2.19%	–1.38%	–10.47%	–13.00%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2

Series I shares were first offered on July 9, 2003. For periods prior to this date, the performance shown is the performance of the Series II shares of the American Growth Trust, including, for periods prior to the inception of the Series II shares, the performance of the Class 2 shares of the Growth Fund, a series of American Funds Insurance Series and the master fund in which the American Growth Trust invests, adjusted to reflect Series II share expenses. Series I shares have lower expenses than Series II shares. Had the performance shown for periods prior to July 9, 2003 reflected Series I share expenses, performance would be higher.

3

Series II shares were first offered on May 5, 2003. For periods prior to this date, the performance shown reflects the performance of Class 2 shares of the Growth Fund, a series of American Funds Insurance Series and the master fund in which the American Growth Trust invests. The performance of the Class 2 shares of the Growth Fund has been adjusted to reflect the 0.50% Rule 12b-1 fee of Series II shares of the American Growth Trust. The Class 2 shares of the Growth Fund were first issued on February 8, 1984.

4

Series III shares were first offered on January 2, 2008. For periods prior to this date, the performance shown is the performance of the Series II shares of the American Growth Trust, including, for periods prior to their inception, the performance of the Class 2 shares of the Growth Fund, a series of American Funds Insurance Series and the master fund in which the American Growth Trust invests, adjusted to reflect Series II share expenses. Series III shares have lower expenses than Series II shares. Had the performance shown for periods prior to January 2, 2008 reflected Series III share expenses, performance would be higher.

5	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

American Growth-Income Trust
Subadviser: Capital Research Management CompanySM, investment adviser for American Funds Insurance Series
Portfolio Managers: James K. Dunton, Claudia P. Huntington, C. Ross Sappenfield, Donald D. Neal, J. Blair Frank

INVESTMENT OBJECTIVE & POLICIES ▶ To seek to make the shareholders’ investments grow and to provide the shareholder with income over time. The portfolio invests primarily in common stocks or other securities which demonstrate the potential for appreciation and/or dividends.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Information Technology	21.7
Industrials	12.7
Consumer Discretionary	11.4
Health Care	9.7
Energy	7.9
Consumer Staples	7.3
Financials	6.4
Telecommunications Services	4.3
Utilities	2.4
Materials	2.2

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance ▶ For the year, the American Growth-Income Trust Series II returned –38.17%, underperforming the –37.00% return of the S&P 500 Index.

Environment ▶ Holdings in Information Technology stocks from both software and hardware companies were detrimental to results. The portfolio’s Financials sector holdings included large insurance companies, commercial banks, diversified financials and mortgage-related financials, many of which experienced severe declines.

While most stocks were down, our holdings included securities of some food and staples retailers, discount retailers and biotechnology companies that had positive results for the year. Still, those few holdings were not able to overcome the wave of negative market momentum.

The Trust had only modest exposure to companies overseas, but the investments it did have outside the U.S. mostly hampered results. Holdings in cash helped the portfolio. During the year, the portfolio’s exposure to Information Technology and Industrial stocks increased, while positions in Health Care and Financials stocks were reduced.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return

Periods Ending December 31, 2008	1-year	5-year	10-year	5-year	10-year

American Growth-Income Trust Series I2 (began 7/9/03)	–38.08%	–2.92%	1.22%	–13.76%	12.85%
American Growth-Income Trust Series II3 (began 5/5/03)	–38.17%	–3.06%	1.06%	–14.38%	11.16%
American Growth Income Trust Series III[4] (began 1/2/08)	–37.18%	–2.75%	1.44%	–13.01%	15.42%
S&P 500 Index[5]	–37.00%	–2.19%	–1.38%	–10.47%	–13.00%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2

Series I shares were first offered on July 9, 2003. For periods prior to this date, the performance shown is the performance of the Series II shares of the American Growth-Income Trust, including, for periods prior to the inception of the Series II shares, the performance of the Class 2 shares of the Growth-Income Fund, a series of American Funds Insurance Series and the master fund in which the American Growth-Income Trust invests, adjusted to reflect Series II share expenses. Series I shares have lower expenses than Series II shares. Had the performance shown for periods prior to July 9, 2003 reflected Series I share expenses, performance would be higher.

3

Series II shares were first offered on May 5, 2003. For periods prior to this date, the performance shown reflects the performance of Class 2 shares of the Growth-Income Fund, a series of American Funds Insurance Series and the master fund in which the American Growth-Income Trust invests. The performance of the Class 2 shares of the Growth-Income Fund has been adjusted to reflect the 0.50% Rule 12b-1 fee of Series II shares of the American Growth-Income Trust. The Class 2 shares of the Growth-Income Fund were first issued on February 8, 1984.

4

Series III shares were first offered on January 2, 2008. For periods prior to this date, the performance shown is the performance of the Series II shares of the American Growth-Income Trust, including, for periods prior to their inception, the performance of the Class 2 shares of the Growth-Income Fund, a series of American Funds Insurance Series and the master fund in which the American Growth-Income Trust invests, adjusted to reflect Series II share expenses. Series III shares have lower expenses than Series II shares. Had the performance shown for periods prior to January 2, 2008 reflected Series III share expenses, performance would be higher.

5	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception is not available.

American High-Income Bond Trust
Subadviser: Capital Research Management CompanySM, investment adviser for American Funds Insurance Series
Portfolio Manager: Abner G. Goldstine, David Barclay, Susan Tolson

INVESTMENT OBJECTIVE & POLICIES ▶ To seek to provide a high level of current income and, secondarily, capital appreciation. The American High-Income Bond Trust invests all of its assets in the master fund, Class 1 shares of the High-Income Bond Fund, a series of American Funds Insurance Series. The High-Income Bond Fund invests at least 65% of its assets in higher yielding and generally lower quality debt securities (rated Ba or below by Moody’s or BB or below by S&P or unrated but determined to be of equivalent quality). Such securities are sometimes referred to as “junk bonds.”

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
U.S. Corporate Bonds	52.7
Non-U.S. Corporate Bonds	9.4
Mortgage-Backed Securities	1.3
Non-U.S. Government Bonds	0.5
U.S. Treasury Bonds & Notes	0.3

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance ▶ For the year, the American High-Income Bond Trust Series II returned –24.39%, outperforming the –26.39% return of the Merrill Lynch U.S. High Yield Master II Index.

Environment ▶ The steep decline in the index illustrates what an extremely difficult year it was for high-yield bonds as investors shied away from risk and embraced only the safest of bonds.

Bond holdings of companies in areas such as automobiles, capital goods, technology and media weighed heavily on the portfolio.

In such a bad economic climate as this one, we focus on securities that we believe have the best chance to survive. We continue to monitor our positions to account for a protracted, weak economy and limited refinancing opportunities.

In the past, markets have generally turned in anticipation of a rebound in underlying economic activity. We believe it is important to be positioned with the right securities before economic indicators, such as employment or gross domestic product, begin to show significant improvement.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return

Periods Ending December 31, 2008	1-year	5-year	10-year	5-year	10-year

American High-Income Bond Trust Series II2 (began 5/1/07)	–24.39%	–1.46%	2.40%	–7.11%	26.70%
American High Income Bond Trust Series III[3] (began 1/2/08)	–23.93%	–0.85%	3.10%	–4.19%	35.67%
Merrill U.S. High Yield Master II Index[4]	–26.39%	–0.86%	2.04%	–4.23%	22.35%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2

Series II shares were first offered on May 1, 2007. For periods prior to this date, the performance shown reflects the performance of Class 1 shares of the High-Income Bond Fund, a series of American Funds Insurance Series and the master fund in which the American High-Income Bond Trust invests. The performance of the Class 1 shares of the High-Income Bond Fund has been adjusted to reflect the 0.75% Rule 12b-1 fee of Series II shares of the American High-Income Bond Trust. The Class 1 shares of the High-Income Bond Fund were first issued on February 8, 1984.

3

Series III shares were first offered on January 2, 2008. For periods prior to this date, the performance shown is the performance of the Series II shares of the High-Income Bond Trust, including, for periods prior to their inception, the performance of the Class 1 shares of the High-Income Bond Fund, a series of American Funds Insurance Series and the master fund in which the American High-Income Bond Trust invests, adjusted to reflect Series II share expenses. Series III shares have lower expenses than Series II shares. Had the performance shown for periods prior to January 2, 2008 reflected Series III share expenses, performance would be higher.

4	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

American International Trust
Subadviser: Capital Research Management CompanySM, investment adviser for American Funds Insurance Series
Portfolio Managers: Alwyn W. Heong, Sung Lee, Jesper Lyckens, Christopher Thomsen

INVESTMENT OBJECTIVE & POLICIES ▶ To seek to make the shareholders’ investment grow. The portfolio invests primarily in common stocks of companies located outside the United States.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Health Care	17.5
Financials	13.6
Telecommunications Services	10.3
Consumer Discretionary	10.2
Energy	8.7
Industrials	7.9
Information Technology	7.2
Consumer Staples	5.2
Materials	3.7
Utilities	1.7

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance ▶ For the year, the American International Trust Series II returned –42.47%, outperforming the –43.06% return of the MSCI EAFE Index.

Environment ▶ The global economic downturn was unprecedented and indiscriminate, affecting all sectors, regions and asset classes. We believe that the current problems will take some time to unwind themselves. Consolidation will likely leave the winners with larger market shares, which could translate into better margins and earnings in the future.

We are focusing on the companies that we believe are most likely to be the winners, and we have cut positions in stocks of companies in which we’ve lost confidence. We are putting those funds toward stocks in which we have the highest conviction for the long term.

Difficult times require courage to choose companies with the ability to endure and thrive over time. We continue to devote considerable resources to our global research effort and hope to take advantage of some heavy price discounts on stocks of quality companies with strong management teams.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return

Periods Ending December 31, 2008	1-year	5-year	10-year	5-year	10-year

American International Trust Series I2 (began 7/9/03)	–42.37%	3.29%	3.84%	17.56%	45.72%
American International Trust Series II3 (began 5/5/03)	–42.47%	3.13%	3.68%	16.65%	43.47%
American International Trust Series III[4] (began 1/2/08)	–41.97%	3.31%	3.99%	17.66%	47.90%
MSCI EAFE Index[5]	–43.06%	2.10%	1.18%	10.97%	12.41%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2

Series I shares were first offered on July 9, 2003. For periods prior to this date, the performance shown is the performance of the Series II shares of the American International Trust, including, for periods prior to the inception of the Series II shares, the performance of the Class 2 shares of the International Fund, a series of American Funds Insurance Series and the master fund in which the American International Trust invests, adjusted to reflect Series II share expenses. Series I shares have lower expenses than Series II shares. Had the performance shown for periods prior to July 9, 2003 reflected Series I share expenses, performance would be higher.

3

Series II shares were first offered on May 5, 2003. For periods prior to this date, the performance shown reflects the performance of Class 2 shares of the International Fund, a series of American Funds Insurance Series and the master fund in which the American International Trust invests. The performance of the Class 2 shares of the International Fund has been adjusted to reflect the 0.50% Rule 12b-1 fee of Series II shares of the American International Trust. The Class 2 shares of the International Fund were first issued on May 1, 1990.

4

Series III shares were first offered on January 2, 2008. For periods prior to this date, the performance shown is the performance of the Series II shares of the American International Trust, including, for periods prior to their inception, the performance of the Class 2 shares of the International Fund, a series of American Funds Insurance Series and the master fund in which the American International Trust invests, adjusted to reflect Series II share expenses. Series III shares have lower expenses than Series II shares. Had the performance shown for periods prior to January 2, 2008 reflected Series III share expenses, performance would be higher.

5	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

American New World Trust
Subadviser: Capital Research Management CompanySM, investment adviser for American Funds Insurance Series
Portfolio Manager: David Barclay, Robert Lovelace, Carl Kawja

INVESTMENT OBJECTIVE & POLICIES ▶ To seek to make the shareholders’ investment grow over time. The American New World Trust invests all of its assets in the master fund, Class 1 shares of the New World Fund, a series of American Funds Insurance Series. The New World Fund invests primarily in stocks of companies with significant exposure to countries with developing economies and/ or markets.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer Staples	12.2
Bonds	11.2
Industrials	8.5
Telecommunications Services	8.1
Information Technology	7.8
Financials	7.4
Consumer Discretionary	7.1
Energy	5.8
Materials	5.0
Health Care	4.1

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance ▶ For the year, the American New World Trust Series II returned –42.66%, under-performing the –42.20% return of the MSCI AC World Index.

Environment ▶ In 2008, the financial crisis in the United States accelerated, causing repercussions in markets around the world. The extent to which all investment categories, including real estate, commodities, fixed income and equities, were affected is unprecedented. Developing markets were especially hard hit by the collapse in commodities prices and the greatly diminished access to credit.

The strengthening of the U.S. dollar in relation to most other currencies also hurt portfolio results for the period. During the course of the year, the portfolio increased its holdings in bonds based outside the U.S. to 11.1% from 5.7% a year ago, which helped bolster results.

Governments around the world continue to try to find solutions but are grappling with the pervasiveness of the crisis. We continue to focus our efforts on identifying companies with promising long-term futures.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return

Periods Ending December 31, 2008	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception

American New World Trust Series II2 (began 5/1/07)	–42.66%	7.14%	—	6.31%	41.17%	—	79.32%
American New World Trust Series III[3] (began 1/2/08)	–42.16%	7.86%	—	7.07%	45.97%	—	91.84%
MSCI AC World Index[4]	–42.20%	–0.06%	—	–1.11%	–0.29%	—	–10.06%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2

Series II shares were first offered on May 1, 2007. For periods prior to this date, the performance shown reflects the performance of Class 1 shares of the New World Fund, a series of American Funds Insurance Series and the master fund in which the American New World Trust invests. The performance of the Class 1 shares of the New World Fund has been adjusted to reflect the 0.75% Rule 12b-1 fee of Series II shares of the American New World Trust. The Class 1 shares of the New World Fund were first issued on June 17, 1999.

3

Series III shares were first offered on January 2, 2008. For periods prior to this date, the performance shown is the performance of the Series II shares of the American New World Trust, including, for periods prior to their inception, the performance of the Class 1 shares of the New World Fund, a series of American Funds Insurance Series and the master fund in which the American New World Trust invests, adjusted to reflect Series II share expenses. Series III shares have lower expenses than Series II shares. Had the performance shown for periods prior to January 2, 2008 reflected Series III share expenses, performance would be higher.

4	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

Blue Chip Growth Trust
Subadviser: T. Rowe Price Associates, Inc.
Portfolio Manager: Larry J. Puglia

INVESTMENT OBJECTIVE & POLICIES ▶ To provide long-term growth of capital with current income as a second objective. The portfolio invests at least 80% of its net assets in common stocks of large and medium-sized blue chip growth companies that are considered well established in their industries and have the potential for above-average earnings growth.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Non-cyclical	28.06
Communications	17.13
Technology	14.55
Consumer, Cyclical	10.86
Financial	10.68
Energy	6.67
Industrial	4.33
Basic Materials	3.38
Utilities	0.39

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust, if applicable.

PORTFOLIO MANAGER’S COMMENTARY

Performance ▶ For the year, the Blue Chip Growth Trust Series I returned –42.53%, under-performing the –37.00% return of the S&P 500 Index.

Environment ▶ The worsening credit crisis, a slowing global economy, and falling commodity prices led to steep declines in the S&P 500 Index over the year. All sectors posted double-digit losses, but the Consumer Staples and Health Care sectors held up better than the rest, as demand in these two groups is typically less affected by an economic slowdown. The Financial and Materials sectors were the biggest losers for the year, each declining by more than 45%. Large-cap stocks held up better than small-caps, while value edged growth in the large-cap universe, according to major stock market indexes.

Underweighting Financials, the worst performing sector in the S&P 500 Index, made the largest contribution to outperformance. The portfolio also benefited from avoiding or limiting exposure to large companies that suffered substantial losses from the credit crisis. Some of these firms lost nearly all their market value before they were acquired or taken under federal conservatorship. The portfolio remains cautious and underweight, with concentrations in the capital markets industry.

Substantially overweighting Health Care benefited the portfolio’s relative results, but was largely offset by adverse stock selection. Biotechnology holdings, however, performed strongly and Genentech was the top overall contributor to the portfolio. Holdings in health care providers and services disappointed, amid concerns about the negative impact of anticipated health care reform measures.

Stock selection in the Energy sector was the largest detractor. Oil services companies were particularly hard hit, as exploration activity was sharply cut back in the wake of falling petroleum prices. Oil driller Smith International suffered decreases in revenues and margins, but the company is poised for growth when exploration increases again. Schlumberger, the giant global oilfield services company, experienced similar declines in exploration spending cutbacks. Underweighting ExxonMobil hurt portfolio performance, as this was a relative outperformer in the group. ExxonMobil and other large integrated energy companies have done comparatively better because they are less leveraged to the price of oil. The portfolio is significantly underweight to the benchmark, as its holdings of energy equipment and services stocks have dropped more than fuel companies stocks have. A significant underweight to Consumer Staples produced underperformance, as it did better than most other benchmark sectors.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return

Periods Ending December 31, 2008	1-year	5-year	10-year	5-year	10-year

Blue Chip Growth Trust Series I (began 12/11/92)	–42.53%	–3.95%	–2.29%	–18.25%	–20.68%
Blue Chip Growth Trust Series II2 (began 1/28/02)	–42.63%	–4.15%	–2.41%	–19.09%	–21.66%
Blue Chip Growth Trust Series NAV[3] (began 2/28/05)	–42.52%	–3.92%	–2.27%	–18.10%	–20.54%
S&P 500 Index	–37.00%	–2.19%	–1.38%	–10.47%	–13.00%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2

Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3

Series NAV shares were first offered February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

Capital Appreciation Trust
Subadviser: Jennison Associates, LLC
Portfolio Managers: Michael A. Del Balso, Kathleen A. McCarragher, Spiros Segalas

INVESTMENT OBJECTIVE & POLICIES ▶ To seek long-term growth of capital by investing at least 65% of the portfolio’s total assets in equity-related securities of companies that exceed $1 billion in market capitalization and that are believed to have above-average growth prospects.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Non-cyclical	41.57
Communications	14.08
Technology	13.77
Consumer, Cyclical	9.52
Energy	5.63
Industrial	5.21
Financial	2.92
Basic Materials	2.33

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance ▶ For the year, the Capital Appreciation Trust Series I returned –37.22%, outperforming the –38.44% return of the Russell 1000 Growth Index.

Environment ▶ Problems in the subprime mortgage market spread throughout the financial system, creating a full-blown liquidity/credit crisis that roiled global markets. The year’s third quarter proved exceptionally tumultuous, culminating in the government’s takeover of Fannie Mae, Freddie Mac and AIG; the failure of Lehman Brothers; the distressed sales of the commercial banking franchises of Washington Mutual and Wachovia; Bank of America’s acquisition of Merrill Lynch; and the conversion of investment banks Goldman Sachs and Morgan Stanley to commercial banks.

With unprecedented coordination and cooperation, the U.S. Treasury Department and the Federal Reserve presided over efforts to resuscitate credit markets and stabilize the financial system, including the creation of the $700 billion Troubled Assets Relief Program. Toward the end of the year, market liquidity showed some improvement from the panicked conditions of the fall, but this did little to rekindle either borrowers’ demand for funds or lenders’ willingness to lend.

The ongoing correction in the housing market, debt deflation, rising unemployment, and sluggish production and consumption patterns increasingly pointed to the most severe recession in recent history, as the effects of the credit crisis worked through the overall economy. Inflation worries dissipated, as commodity prices fell sharply. Crude oil closed the year at under $45 per barrel, leading to a five-year low in U.S. gasoline prices. In an effort to stimulate growth, the Fed lowered the federal funds rate over the year, from 4.25% to a record low 0.25%. Corporations across the globe announced workforce reductions and capital-expenditure cuts. Completing the worst year since 1937, stock markets and corporate bond prices fell, reflecting the difficult outlook and expectations of reduced solvency.

The Trust outperformed its benchmark largely on an overweight position and stock selection in the Health Care sector, where holdings benefited from new drug approvals, the promise of innovative treatments under development, and merger and acquisition activity. Security selection also contributed to relative returns in Materials, Financials and Consumer Discretionary.

Stock selection detracted from performance in the Information Technology sector, where holdings were hurt by worries that a slowing economy would curtail spending on technology and online advertising. Stock picking was also detrimental in Industrials, where holdings suffered from concerns that weak global economic conditions would limit infrastructure investments.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return

Periods Ending December 31, 2008	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception

Capital Appreciation Trust Series I (began 11/1/00)	–37.22%	–2.24%	—	–6.57%	–10.70%	—	–42.56%
Capital Appreciation Trust Series II2 (began 1/28/02)	–37.36%	–2.43%	—	–6.71%	–11.57%	—	–43.27%
Capital Appreciation Trust Series NAV[3] (began 2/28/05)	–37.23%	–2.18%	—	–6.53%	–10.45%	—	–42.40%
Russell 1000 Growth Index[4]	–38.44%	–3.42%	—	–7.77%	–15.99%	—	–48.35%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2

Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3

Series NAV shares were first offered February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

4	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

Capital Appreciation Value Trust
Subadviser: T. Rowe Price Associates, Inc.
Portfolio Managers: David Giroux

INVESTMENT OBJECTIVE & POLICIES ▶ The portfolio seeks long-term capital appreciation by investing primarily in common stocks. It may hold fixed-income and other securities to help preserve principal value.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Non-cyclical	16.92
Financial	12.15
Energy	11.80
Industrial	11.74
Communications	11.00
Consumer, Cyclical	10.13
Technology	7.18
Utilities	5.10
Basic Materials	1.69

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance ▶ Since its inception, the Capital Appreciation Value Trust Series I returned –27.26%, outperforming the –35.49% return of the Russell 1000 Growth Index.

Environment ▶ Returns for all asset classes were shaped by the ongoing turmoil in the Financial sector and the severe economic downturn. In the fixed-income market, safe-haven buying drove down cash yields and meant U.S. Treasuries and government-backed bonds performed well, while credit-sensitive bonds had negative absolute returns. Stocks saw a continued sell-off, with losses in all sectors. As measured by various Russell indices, large-cap stocks held up better than those of small- and mid-sized companies.

The portfolio generated a negative return in a very difficult market for stocks and credit-sensitive bonds. Cash provided positive returns in the period since the Trust’s inception, while the portfolio’s stock, traditional bond, and convertible security slices had negative absolute results. The portfolio’s allocations to bonds and convertibles lagged their respective benchmarks, while the equity component held up better than its underlying benchmark.

We made modest adjustments to the portfolio’s asset allocation since inception, increasing the equity allocation slightly, to 71% of assets. We continue to hold a significant portion of the portfolio in issues that we believe will hold up better during the economic downturn. We have been adding stocks with what we believe to be good long-term return potential carrying attractive risk/ reward profiles and limited downside risk.

In the fixed-income allocation, we have added convertible securities, which were available during the second half of the year at very attractive prices because of forced hedge fund selling. While that allowed us to add securities that we think offer compelling long-term values, these converts performed poorly in recent months. We increased the cash allocation modestly while our bond allocation declined. Our modest high-yield allocation also weighed on absolute and relative results.

Within the equity allocation, Consumer Staples was the only sector to make a positive contribution to return during a brutal period for stocks. Overall, Financial shares detracted from performance. The sector underperformed badly because large-cap financials were at the epicenter of the credit crisis. Consumer Discretionary and Information Technology shares also detracted significantly.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return

Periods Ending December 31, 2008	1-year	5-year	10-year	5-year	10-year	Since inception

Capital Appreciation Value Trust Series I (began 4/28/08)	—	—	—	—	—	–27.26%
Capital Appreciation Value Trust Series II (began 4/28/08)	—	—	—	—	—	–27.37%
Capital Appreciation Value Trust Series NAV (began 4/28/08)	—	—	—	—	—	–27.23%
Russell 1000 Growth Index[2]	—	—	—	—	—	–35.49%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

Classic Value Trust
Subadviser: T. Rowe Price Associates, Inc.4
Portfolio Manager: Brian C. Rogers

INVESTMENT OBJECTIVE & POLICIES ▶ To seek long-term growth of capital by investing at least 80% of its assets in domestic equity securities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financial	19.70
Energy	16.27
Consumer, Non-cyclical	14.85
Industrial	12.52
Communications	10.59
Consumer, Cyclical	7.52
Basic Materials	5.61
Technology	4.04
Utilities	3.96

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance ▶ For the year, the Classic Value Trust Series I returned –45.55% underperforming the –36.85% return of the Russell 1000 Value Index.

Environment ▶ The S&P 500 Index was down 37.00%, ending five consecutive years of gains. The U.S. market, roiled by increasing fear and panic, suffered a sharp decline during the year. The end of 2008 was one of the most volatile periods in stock market history. In fact, the VIX Index, a measure of market volatility, hit an all-time high in October. All the broad market indices were down for the year.

This year marked a second consecutive year of negative performance after five years of gains. As in 2007, negative performance continued to come primarily from positions in the Financial Services and Technology sectors. Four of the five biggest individual detractors from performance compared with the benchmark Index were Financial stocks. Our lack of exposure to the Energy and Materials sectors generated favorable results relative to the benchmark Index, as these momentum-driven sectors began to abate when falling commodity prices late in the year took some air out of the inflated valuations in the sectors. Stock selection was the most rewarding in the Health Care sector with biotechnology firm Amgen leading the way.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return

Periods Ending December 31, 2008	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception

Classic Value Trust Series I (began 5/3/04)	–45.55%	—	—	–8.15%	—	—	–32.73%
Classic Value Trust Series II (began 5/3/04)	–45.68%	—	—	–8.34%	—	—	–33.38%
Classic Value Trust Series NAV[2] (began 4/29/05)	–45.55%	—	—	–8.11%	—	—	–32.60%
Russell 1000 Value Index[3]	–36.85%	—	—	–1.15%	—	—	–5.24%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2

Series NAV shares were first offered on April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.

3	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

4	Current subadviser assignment became effective December 19, 2008 as Pzena Investment Management, LLC was replaced by T. Rowe Price Associates, Inc.

Core Allocation Plus Trust
Subadviser: Wellington Management Company, LLP
Portfolio Managers: Evan Grace, Rick Wurster, Scott Elliott

INVESTMENT OBJECTIVE & POLICIES ▶ To seek total return, consisting of long-term capital appreciation and income by investing in U.S. and non-U.S. equity and fixed income securities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financial	10.06
Consumer, Non-cyclical	9.25
Communications	8.20
Energy	7.74
Basic Materials	5.20
Consumer, Cyclical	5.17
Technology	5.08
Industrial	4.77
U.S. Treasury Notes	4.38
U.S. Treasury Bonds	3.58

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance ▶ For the year, the Core Allocation Plus Trust Series I returned –31.50%, underperforming the –26.86% return of Global Securities Market Index.

Environment ▶ Global equity markets suffered historic declines in 2008, closing down 39.2% for the year, as measured by the MSCI All Country World Index. The worldwide credit crisis persisted and deteriorating economic data pointed toward a global recession that may be deeper and more protracted than previously expected. Both developed market stocks and emerging market stocks fell as investors shed higher risk assets. Fixed income markets gained a foothold during the year, led by government debt in the U.S. and abroad. Among non-Treasury sectors, mortgage-backed securities produced modest positive returns, while investment-grade credit, commercial mortgage-backed securities, asset-backed securities, high yield and emerging markets bonds underperformed.

Underperformance during the year was led by unfavorable stock selection within the global equity portion of the portfolio. With all sectors down for the year, it was difficult to find relative safe havens. Security selection within Financials, Energy, Information Technology and Consumer Staples detracted most from relative performance. Financial stocks (–54%) led all sectors lower as the sector’s woes continued. Plunging commodities prices weighed on Energy stocks (–38%). Information Technology stocks (–44%) fell amid weakening global growth. Even traditionally defensive sectors, such as Consumer Staples (–23%) tumbled. Against this environment, the Trust’s underweight positioning to equities aided relative performance.

Our allocation to fixed income delivered positive returns, but lagged the Barclays Aggregate Index. On a relative basis, the Trust benefited from an overweight positioning to U.S. Treasuries and an opportunistic allocation to cash, as investors sought liquidity and safety in government-guaranteed securities. Performance was hurt by our allocation to Treasury Inflation Protected Securities (TIPS), our overweight to underperforming sectors, such as commercial mortgage-backed securities, and investment-grade credit, and our underweight to mortgage-backed securities.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return

Periods Ending December 31, 2008	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception

Core Allocation Plus Trust Series I (began 1/2/08)	–31.50%	—	—	–31.50%	—	—	–31.50%
Core Allocation Plus Trust Series II (began 1/2/08)	–31.67%	—	—	–31.67%	—	—	–31.67%
Core Allocation Plus Trust Series NAV (began 1/2/08)	–31.53%	—	—	–31.53%	—	—	–31.53%
Global Securities Market Index[2]	–26.86%	—	—	–26.86%	—	—	–26.86%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust if the index value at actual inception date is not available.

Core Equity Trust
Subadviser: Davis Advisors, L.P.[4]
Portfolio Managers: Christopher C. Davis, Charles Cavanaugh

INVESTMENT OBJECTIVE & POLICIES ▶ To seek long-term capital growth by investing at least 80% of the portfolio’s net assets in equity securities that offer the potential for capital growth.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Communications	17.16
Consumer, Non-cyclical	8.30
Financial	8.11
Utilities	7.46
Technology	6.25
Consumer, Cyclical	3.20

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance ▶ For the year, the Core Equity Trust Series I returned –54.46%, underperforming the –37.00% return of the S&P 500 Index.

Environment ▶ Investors saw a historically terrible year in 2008. Exceptions were few and far between: According to The Wall Street Journal, only one mutual fund in 1,700 ended the year above water. Asset classes around the world, from Chinese equities to Spanish real estate, saw sharp declines, as troubles in the U.S. housing market spread, compounded by policy errors, culminating in a global recession. There was significant upheaval in the U.S. equity markets, particularly among the financial sector, as erstwhile giants Bear Stearns and Lehman Brothers perished, Fannie Mae and Freddie Mac were put into conservatorship by the government, and global insurance firm AIG required billions in government loans to survive. The year ended on a slight positive with a modest rebound in stock prices in late November and December amid constructive policy developments and excitement about the new presidential administration, but annual losses were severe.

Losses in the Financial sector were a primary culprit, with principal detractors including Citigroup, AIG, Freddie Mac, and Merrill Lynch. Each of these companies suffered multi-billion-dollar write-downs from mortgage-backed securities or credit default swaps and ended up forced to accept government loans or be taken over. The global reach of utility firm AES proved to be a detriment, as concern about leverage and the sharp slowdown in emerging markets took a big cut out of the company’s stock price. With turnaround stories Eastman Kodak and Sears Holdings yet to deliver results, investors punished both companies harshly. Managed care companies UnitedHealth and Aetna were taken down over worries about their investment portfolios and the potential for an underwriting cycle. On the upside, Amgen gained nicely as sales trends for several of its drugs improved and encouraging test data was released for a potential block-buster drug.

Because we believe nearly the whole market is markedly underpriced, we have responded by broadening the portfolio and expanding its number of holdings. Because high-quality names are as cheap as lower quality names in many cases, we have moved up the quality spectrum without sacrificing expected returns.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return

Periods Ending December 31, 2008	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception

Core Equity Trust Series I (began 5/3/04)	–54.46%	—	—	–11.98%	—	—	–44.84%
Core Equity Trust Series II (began 5/3/04)	–54.59%	—	—	–12.17%	—	—	–45.38%
Core Equity Trust Series NAV[2] (began 2/28/05)	–54.46%	—	—	–11.95%	—	—	–44.76%
S&P 500 Index[3]	–37.00%	—	—	–2.56%	—	—	–11.37%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2

Series NAV shares were first offered February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

3	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

4	Current subadviser assignment became effective December 19, 2008.

Disciplined Diversification Trust
Subadviser: Dimensional Fund Advisors, LP
Portfolio Managers: Stephen A. Clark

INVESTMENT OBJECTIVE & POLICIES ▶ The Fund seeks long-term capital appreciation and current income.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financial	17.65
Consumer, Non-cyclical	12.62
Industrial	10.28
Treasury Inflation-Protected Securities (d)	8.62
Consumer, Cyclical	7.69
Energy	6.82
Communications	6.07
U.S. Treasury Notes	5.90
Basic Materials	4.63
Federal Home Loan Bank	4.34

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust, if applicable.

PORTFOLIO MANAGER’S COMMENTARY

Performance ▶ Since its inception, the Disciplined Diversification Trust Series I returned –27.87%, under performing the –27.08% return of the Combined Index.

Environment ▶ Global equity markets suffered large losses in 2008, as the financial crisis and the economic slowdown in many of the world’s leading economies intensified. The annual return for the broad U.S. equity market, as measured by the Russell 3000 Index, was –37.3%, the worst annual return since the 1930s. International returns for U.S.-based investors were even worse than domestic stock returns, and were hurt by the strength of the U.S. dollar, which benefited from the pronounced flight to quality. Developed non-U.S. markets, as measured by the MSCI World ex US Index, lost 43.6% in 2008, while emerging markets, as measured by the MSCI Emerging Markets Index, lost 53.3%.

The portfolio’s lack of exposure to Russia, the worst-performing market in 2008, and other differences in allocation across countries had a positive impact on relative performance. The Trust’s greater allocation than the Index to deep-value stocks and smaller allocation to growth stocks hurt its relative performance, as deep-value stocks underperformed growth stocks for the year. The Trust’s overweight position in the smallest stocks, which underperformed large-caps, and other differences in allocation across the market capitalization segments held back relative performance. The exclusion of REITs from the portfolio and other differences in industry allocation aided relative performance, as REITs were one of the worst-performing industries in 2008. The fixed-income component of the portfolio contributed to relative and absolute performance. The excellent relative performance of the Trust’s basket of U.S. dollar-denominated securities had a large positive impact on relative performance. The portfolio also benefited from the good relative performance of its basket of agency securities.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return

Periods Ending December 31, 2008	1-year	5-year	10-year	Since inception	1-year	5-year	10-year	Since inception

Disciplined Diversification Trust Series I (began 4/28/08)	—	—	—			—	—	–27.87%
Disciplined Diversification Trust Series II (began 4/28/08)	—	—	—			—	—	–27.96%
Disciplined Diversification Trust Series NAV (began 4/28/08)	—	—	—			—	—	–27.83%
Combined Index[2,3]	—	—	—			—	—	–27.08%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception is not available.

3	The combined index represents 70% of The MSCI World Index and 30% of the Barclays Capital U.S. Aggregate Bond Index.

Emerging Markets Value Trust
Subadviser: Dimensional Fund Advisors, LP
Portfolio Manager: Karen E. Umland

INVESTMENT OBJECTIVE & POLICIES ▶ To seek long-term capital appreciation by investing primarily in companies associated with emerging markets.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financial	24.53
Basic Materials	17.04
Industrial	14.41
Consumer, Cyclical	10.22
Consumer, Non-cyclical	9.40
Diversified	4.93
Energy	3.81
Communications	3.65
Technology	3.53
Utilities	2.15

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance ▶ For the year, the Emerging Markets Value Trust Series NAV returned –51.93%, outperforming the –53.20% return of the MSCI Emerging Markets Index.

Environment ▶ Emerging markets equities were particularly hard hit as the global financial crisis deepened and investors reacted by moving away from risky assets. Indeed, using the MSCI Emerging Markets Index as a proxy, emerging markets had their worst year since the Index’s inception in 1988. Emerging markets were also hurt by declining commodity prices and falling demand for their exports. U.S. investors in emerging markets equities were hurt as well by the strength of the U.S. dollar relative to the major emerging markets currencies. The overall impact of currency fluctuations on emerging markets equities was to decrease their dollar-denominated returns by about 7.4% in 2008.

The portfolio’s lack of exposure to Russia, the worst-performing emerging market in 2008, and other differences in allocation across countries had a positive impact on relative performance. On the other hand, composition differences within countries, especially in India, had a negative but weaker impact on the portfolio’s relative performance. The Trust’s overweight position in deep-value stocks and other differences in allocation along the value/growth dimension contributed to relative performance, as value stocks outperformed growth stocks. On the other hand, compositional differences detracted from relative performance within the different value and growth segments.

The portfolio’s underweight to large-cap stocks and overweight to small-cap stocks detracted from relative performance, as large-caps greatly outperformed small-caps in emerging markets in 2008. However, within the different market capitalization segments, the portfolio’s baskets of securities generally outperformed those of the Index. The Trust’s underweight to the Telecommunication Services sector, which outperformed other sectors, and other differences in industry allocation held back relative performance. On the other hand, the portfolio’s baskets of securities within the different industries generally outperformed those of the Index.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return

Periods Ending December 31, 2008	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception

Emerging Markets Value Trust Series I (began 5/1/07)	–52.17%	—	—	–28.06%	—	—	–42.33%
Emerging Markets Value Trust Series NAV (began 5/1/07)	–51.93%	—	—	–28.07%	—	—	–42.34%
MSCI Emerging Markets Index[2]	–53.20%	—	—	–25.54%	—	—	–38.92%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

Emerging Small Company Trust
Subadviser: RCM Capital Management, LLC
Portfolio Managers: Thomas J. Ross, Louise M. Laufersweiler

INVESTMENT OBJECTIVE & POLICIES ▶ To seek long-term capital appreciation by investing at least 80% of the portfolio’s total net assets in equity securities of U.S. companies with smaller capitalizations.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Non-cyclical	28.77
Technology	15.05
Industrial	14.19
Financial	11.18
Consumer, Cyclical	7.34
Energy	5.55
Communications	5.01
Utilities	1.31
Real Estate	0.92
Basic Materials	0.76

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance ▶ For the year, the Emerging Small Company Trust Series I returned –43.28%, underperforming the –38.54% return of the Russell 2000 Growth Index.

Environment ▶ All sectors logged double-digit declines with energy leading the group, losing over half its value during the year. The fourth quarter encompassed the bulk of the decline, with the Index down 27.5% in the final three months of 2008.

Relative returns were hindered by stock selection, particularly in Technology and Financials. In contrast, conservative positioning and positive sector allocation helped to offset some of the decline.

While 2008 has yet to find a label in history, this past year will undoubtedly go down on the same pages as the “Bursting of the Dot-Com Bubble,” the “Russian Financial Crisis,” and the “Great Depression.” Financial scandals and failing institutions littered the headlines, volatility ratcheted to all-time highs throughout the year, and stocks posted record declines across the capitalization spectrum.

Retail sales dropped 2.8% in October, marking the fourth monthly contraction in a row, and the largest decline in 23 years. Meanwhile, business spending collapsed and small business capital expenditure plans reached their lowest level since 1975. Earnings expectations also fell at an unprecedented pace, as investors reset their estimates across the board. Investors finally received official notification by the National Bureau of Economics that the U.S. recession began almost a year earlier, back in December 2007.

To conclude, 2008 was a historic year. Future economists will lecture their followers on lessons of the “2008 Global Financial Crisis” or the “Crash of ’08.” However, one profound take-away presents itself now — investors have been well served by owning small-cap stocks during past recoveries.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return

Periods Ending December 31, 2008	1-year	5-year	10-year	5-year	10-year

Emerging Small Company Trust Series I (began 1/1/97)	–43.28%	–5.97%	–0.62%	–26.48%	–6.08%
Emerging Small Company Trust Series II2 (began 1/28/02)	–43.40%	–6.15%	–0.75%	–27.20%	–7.21%
Emerging Small Company Trust Series NAV[3] (began 2/28/05)	–43.23%	–5.92%	–0.60%	–26.30%	–5.85%
Russell 2000 Growth Index	–38.54%	–2.35%	–0.76%	–11.22%	–7.34%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2

Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3

Series NAV shares were first offered February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

Equity-Income Trust
Subadviser: T. Rowe Price Associates, Inc.
Portfolio Manager: Brian C. Rogers

INVESTMENT OBJECTIVE & POLICIES ▶ To seek long-term capital appreciation and to provide dividend income. The portfolio invests at least 80% of its total assets in equity securities, with 65% in common stocks of well-established companies paying above-average dividends.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financial	19.04
Energy	15.16
Consumer, Non-cyclical	14.30
Industrial	12.11
Communications	10.21
Consumer, Cyclical	7.40
Basic Materials	5.41
Utilities	4.31
Technology	3.86

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust, if applicable.

PORTFOLIO MANAGER’S COMMENTARY

Performance ▶ For the year, the Equity-Income Trust Series I returned –35.96%, outperforming the –36.85% return of the Russell 1000 Value Index.

Environment ▶ U.S. stocks had sharply negative returns, as the subprime credit crisis took a remarkable toll on the economy, markets and U.S. financial institutions. Large-cap stocks trailed small-caps, while value-oriented shares held up better than growth stocks. No market sector had positive returns. The traditionally defensive Consumer Staples and Health Care sectors held up best, while Financial stocks, at the epicenter of the credit crisis, performed worst.

Relative performance was driven by an underweight position in Financials. Insurance broker Marsh & McLennan showed improvement in its brokerage business and stands to benefit when property and casualty pricing stabilizes. Positioning among the big diversified financial services firms was also positive: The portfolio gained from its stake in JPMorgan Chase and from underweighting Citigroup.

Stock selection made the Consumer Staples sector a leading source of relative strength. These traditionally defensive shares held up relatively well during an extremely volatile period. Stocks in the food products industry were key contributors: General Mills passed along higher prices to consumers, and Hershey benefited from talk of a potential buyout.

However, stock selection made Consumer Discretionary shares the leading detractors from relative performance. Some key detractors were in the media space, as the economic slowdown meant declining profits, write-downs, and layoffs at newspaper and broadcasting company Gannett. In addition, casino operator MGM Mirage saw fewer patrons and poorer revenues in tough economic times, while tight credit markets meant increased borrowing costs, limiting the firm’s ability to finance planned capital expenditures.

It also hurt to be underrepresented in Energy shares, which benefited from the big run-up in energy prices through July 2008. A notable detractor was domestic oil company Murphy Oil, which was affected adversely by tumbling prices for oil and gas in the second half of the year. The portfolio was underrepresented in ExxonMo-bil, which held up better than many other energy stocks.

An overweight position made Information Technology stocks detractors from relative return, as these shares declined along with the outlook for growth and earnings. Telecommunication equipment maker Alcatel-Lucent was hurt by the global slowdown even as the company worked on its turnaround under new management. Personal computer maker Dell was another victim of the sharp drop-off in consumer discretionary spending.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return

Periods Ending December 31, 2008	1-year	5-year	10-year	5-year	10-year

Equity-Income Trust Series I (began 2/19/93)	–35.96%	–1.23%	1.93%	–6.01%	21.12%
Equity-Income Trust Series II2 (began 1/28/02)	–36.16%	–1.45%	1.80%	–7.02%	19.56%
Equity-Income Trust Series NAV[3] (began 2/28/05)	–35.94%	–1.20%	1.95%	–5.86%	21.32%
Russell 1000 Value Index	–36.85%	–0.79%	1.36%	–3.89%	14.50%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2

Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3

Series NAV shares were first offered February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

Financial Services Trust
Subadviser: Davis Advisors, L.P.
Portfolio Managers: Charles Cavanaugh, Kenneth Feinberg

INVESTMENT OBJECTIVE & POLICIES ▶ To seek growth of capital. The portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies that, at the time of investment, are principally engaged in financial services. It also invests primarily in common stocks of financial services companies.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financial	73.54
Consumer, Non-cyclical	13.76
Energy	4.68
Industrial	2.46

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance ▶ For the year, the Financial Services Trust Series I returned –44.65%, outperforming the –47.75% return of the Lipper Financial Services Index.

Environment ▶ Financial companies as a whole turned in the weakest performance of any sector of the S&P 500 Index. The banking, diversified financial and insurance industry groups all turned in negative performance.

Although the Trust’s financial holdings outperformed most financial companies in the benchmark index, they still turned in negative absolute performance. The portfolio’s non-financial holdings also declined overall. The Trust’s diversified financial companies outperformed their benchmark counterparts (down 53% versus down 59% for the Index), but were still the largest detractors from portfolio performance. American Express, First Marblehead, Bank of New York Mellon and Merrill Lynch were among the largest detractors from performance.

The portfolio’s insurance holdings outperformed the corresponding sector within the S&P 500 Financials Index (down 47% versus down 58% for the Index). FPIC Insurance Group was among the top contributors to performance. American International Group, Transatlantic Holdings, Markel and Loews were all major detractors from performance. The Trust’s banking companies outperformed their counterparts in the benchmark index (down 38% versus down 47% for the Index). Wells Fargo was a leading contributor to performance, while State Bank of India was major detractor from performance. H&R Block, a Consumer Discretionary company, was the single most important contributor to performance over the year. The portfolio held 19% of its assets in foreign companies at year-end. As a whole, these companies underperformed the Trust’s domestic holdings.

We continue to believe that long-term demographics favor financial services companies. The portfolio’s investment strategy is to perform extensive research to buy companies with expanding earnings at value prices and hold them for the long term. Only one company, American International Group, dropped out of our top 10 holdings during the year, and it was replaced by Wells Fargo.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return

Periods Ending December 31, 2008	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception

Financial Services Trust Series I (began 4/30/01)	–44.65%	–5.11%	—	–3.10%	–23.06%	—	–21.45%
Financial Services Trust Series II2 (began 1/28/02)	–44.75%	–5.29%	—	–3.25%	–23.81%	—	–22.41%
Financial Services Trust Series NAV[3] (began 4/29/05)	–44.63%	–5.08%	—	–3.08%	–22.94%	—	–21.33%
Lipper Financial Services Index[4]	–47.75%	–8.82%	—	–4.10%	–36.99%	—	–27.47%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2

Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3

Series NAV shares were first offered April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.

4	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

Franklin Templeton Founding Allocation Trust
Subadviser: MFC Global Investment Management (U.S.A.) Limited
Portfolio Manager: Steve Orlich

INVESTMENT OBJECTIVE & POLICIES ▶ To seek long-term growth of capital.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Conservative Allocation	33.79
Large Value	33.12
International	33.09

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance ▶ For the year, the Franklin Templeton Founding Allocation Trust Series II returned –35.55%, underperforming the –26.01% return of the Combined Index.

Environment

Global Trust ▶ Although the portfolio underformed its benchmark, it still experienced significant absolute losses during the year. On a country basis, stock selection and underweighting in the U.S. and Japan detracted from performance relative to the MSCI World Index. Stock selection in the Consumer Discretionary sector hindered relative results.

Contributors to relative performance included stock selection among European holdings, despite absolute losses. An underweighted position and stock selection in the Materials sector contributed to relative performance. Health Care holdings overall showed relative resilience in the face of the global equity market plunge, and the Trust benefited from an overweighted allocation and stock selection.

Income Trust ▶ Within equities, Financial holdings generally detracted from portfolio performance, as the sector fared worse than others. Significant commodity price declines in the second half of 2008, particularly for oil, hurt holdings in Canadian Oil Sands Trust and ConocoPhillips. However, energy stock Halliburton gained during the first half of the year due to strong commodity price gains. In addition, some Health Care stocks contributed to the portfolio’s returns, including Johnson & Johnson and Genentech.

Within fixed income, investment-grade and noninvestment-grade corporate bonds suffered from severe yield spread widening due to the credit crisis and weakening economic conditions during the year. Following the collapse of investment bank Lehman Brothers, corporate bond prices fell sharply and investors sought the safety of U.S. Treasury securities, causing their yields to fall to extremely low levels.

Mutual Shares Trust ▶ This was a year in which even defensive sectors suffered double-digit declines and there were few safe havens. Three investments that declined in value were Constellation Energy, a power generation and distribution company; News Corp., an international media company; and International Paper, a paper and forest products company.

Three of the portfolio’s best performing investments were Valeant Pharmaceuticals International, a multinational specialty pharmaceuticals company; brewer Anheuser-Busch; and H&R Block, a financial services company specializing in tax return preparation.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return

Periods Ending December 31, 2008	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception

Franklin Templeton Founding Allocation Trust Series I (began 1/28/08)	—	—	—	—	—	—	–30.39%
Franklin Templeton Founding Allocation Trust Series II (began 5/1/07)	–35.55%	—	—	–24.54%	—	—	–37.53%
Franklin Templeton Founding Allocation Trust Series NAV (began 4/28/08)	—	—	—	—	—	—	–32.08%
Combined Index[2,3]	–26.01%	—	—	–15.61%	—	—	–24.69%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
2	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.
3	The Combined Index represents 70% of The Standard & Poor’s 500 Index and 30% of The Barclays Capital U.S. Aggregate Bond Index.

Fundamental Value Trust
Subadviser: Davis Advisors, L.P.
Portfolio Managers: Christopher C. Davis, Charles Cavanaugh

INVESTMENT OBJECTIVE & POLICIES ▶ To seek growth of capital. The portfolio invests in common stocks of U.S. companies with market capitalization of at least $10 billion.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financial	27.36
Consumer, Non-cyclical	17.17
Energy	16.85
Consumer, Cyclical	9.85
Communications	7.70
Industrial	6.28
Technology	5.88
Basic Materials	1.56
Diversified	0.68
Utilities	0.25

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance ▶ For the year, the Fundamental Value Trust Series I returned –39.32%, underperforming the –37.00% return of the S&P 500 Index.

Environment ▶ The sectors within the S&P 500 Index that turned in the weakest performance over the year were Financials, Materials and Information Technology. The sectors that turned in the strongest (but still negative) performance were Consumer Staples and Health Care.

The Trust’s financial holdings outperformed their corresponding benchmark sector — down 49% versus down 55% for the Index — but were still the largest detractors from performance. A higher relative average weighting in this sector —roughly double the benchmarks — detracted from both absolute and relative performance. American International Group, American Express, Merrill Lynch, Berkshire Hathaway, Loews, Wachovia and JPMorgan Chase were among the largest detractors from performance. Two financial companies, Wells Fargo and Hartford Financial Services, were among the top contributors to performance.

Energy stocks also weighed down performance. The portfolio’s energy holdings slightly underperformed their benchmark counterparts. A higher relative average weighting in this sector (17% versus 14% for the Index) also held back performance. ConocoPhillips was among the key detractors from performance.

Individual companies among the largest contributors to performance in 2008 included H&R Block, a Consumer Discretionary company, and Wal-Mart, a Consumer Staples company. The Trust no longer owns Wal-Mart. The portfolio held 11% of assets in foreign companies at year end. As a whole, these companies underperformed the portfolio’s domestic holdings.

Our long-term focus usually results in low fund turnover. We avoid overreacting to positive or negative short-term performance from individual holdings, focusing instead on each company’s long-term business fundamentals.

As of year end, three companies had dropped out of the portfolio’s top 10 holdings from a year earlier. Two of these stocks, American Express and Microsoft, were still among the Trust’s top 20 holdings. Two new additions to our top 10 holdings at the end of 2008, Wells Fargo and EOG Resources, were among the portfolio’s top 20 holdings at the end of 2007.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return

Periods Ending December 31, 2008	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception

Fundamental Value Trust Series I (began 4/30/01)	–39.32%	–2.53%	—	–1.39%	–12.03%	—	–10.18%
Fundamental Value Trust Series II2 (began 1/28/02)	–39.46%	–2.74%	—	–1.57%	–12.97%	—	–11.41%
Fundamental Value Trust Series NAV[3] (began 2/28/05)	–39.27%	–2.49%	—	–1.36%	–11.85%	—	–10.00%
S&P 500 Index[4]	–37.00%	–2.19%	—	–2.36%	–10.47%	—	–16.75%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2

Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3

Series NAV shares were first offered February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

4	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

Global Trust
Subadviser: Templeton Global Advisors Limited
Portfolio Managers: Cindy L. Sweeting, Tucker Scott, Lisa F. Myers

INVESTMENT OBJECTIVE & POLICIES ▶ To seek long-term capital appreciation by investing primarily in the equity securities of companies located throughout the world, including emerging markets.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Non-cyclical	22.24
Communications	16.75
Industrial	12.39
Financial	10.37
Technology	8.93
Energy	7.49
Consumer, Cyclical	5.38
Basic Materials	0.89
Diversified	0.21

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance ▶ For the year, the Global Trust Series I returned –39.51%, outperforming the –40.33% return of the MSCI World Index.

Environment ▶ In 2008, global economic and financial market conditions deteriorated markedly. Equities were pummeled by accelerating credit market turmoil as the year progressed, and all regions and sectors suffered significant losses. Early in the year, our value-oriented investment approach ran counter to market sectors that traded on momentum, such as commodities, and our underweighted allocation detracted from returns. Later in the year, however, global demand slackened and as the commodity and oil momentum bubble burst, the portfolio began to benefit from our caution in the Materials sector, which we generally believed had expensive valuations and dubious earnings quality. Although the portfolio outperformed its benchmark, it still experienced significant absolute losses during the year.

On a country basis, stock selection and underweighting in the U.S. and Japan detracted from performance relative to the MSCI World Index. Stock selection in the Consumer Discretionary sector hindered relative results. However, we believe the value destruction has given us an opportunity to buy quality franchises with strong balance sheets at discount prices, and the sector’s early cyclical profile could help consumer stocks to be among the first to benefit from an eventual economic recovery. Elsewhere, many investors who did not completely exit equities reacted to the swoon in financial assets by piling into Consumer Staples, the market’s most defensive sector for near-term corporate earnings. Consequently, stocks in that sector fared better than those of most other sectors and our underweighting and stock selection were among the portfolio’s greatest detractors.

Contributors to relative performance included stock selection among our European holdings, despite absolute losses. An underweighted position and stock selection in the Materials sector contributed to relative performance. Health Care holdings overall showed relative resilience in the face of the global equity market plunge, and the Trust benefited from an overweighted allocation and stock selection. We steadily increased our exposure to Health Care and pharmaceutical stocks during the period. U.S. biopharmaceutical company Amgen was among the portfolio’s top performers. Amgen’s stock price rallied as the company’s results beat analysts’ estimates and as the outlook improved for several of its pipeline drugs.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return

Periods Ending December 31, 2008	1-year	5-year	10-year	5-year	10-year

Global Trust Series I (began 3/18/88)	–39.51%	–1.30%	–0.59%	–6.35%	–5.77%
Global Trust Series II2 (began 1/28/02)	–39.64%	–1.50%	–0.71%	–7.26%	–6.86%
Global Trust Series NAV[3] (began 4/29/05)	–39.49%	–1.27%	–0.58%	–6.19%	–5.62%
MSCI World Index	–40.33%	0.01%	–0.19%	0.03%	–1.91%

1	Performance does not reflect any insurance related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2

Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3

Series NAV shares were first offered April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.

Global Allocation Trust
Subadviser: UBS Global Asset Management (Americas) Inc.[6]
Portfolio Managers: Thomas Clarke, Edwin Denson

INVESTMENT OBJECTIVE & POLICIES ▶ To seek total return, consisting of long-term capital appreciation and current income. The portfolio invests in equity and fixed income securities of issuers located within and outside the U.S.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Non-cyclical	15.98
Financial	13.94
Funds	8.01
Communications	7.82
Industrial	7.46
Technology	7.34
Energy	6.92
Consumer, Cyclical	6.46
Federal National Mortgage Association	5.30
Utilities	3.22

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance ▶ For the year, the Global Allocation Trust Series I returned –34.29%, underperforming the –26.86% return of the Combined Index.

Environment ▶ The world has been in the midst of a financial crisis that seemed to escalate toward the end of 2008. Over the last year, as the credit crunch unfolded, it harmed mainly large financial institutions, many of which were forced to take massive write-downs.

The significant turmoil that began in the late summer accelerated drastically in the fourth quarter, causing the credit crunch to morph into a severe liquidity crisis. With the changing landscape in the financial sector and the bleak economic outlook, 2008 proved to be painful for holders of all risky assets. Throughout these credit, liquidity and economic crises, government bonds was the only asset class that benefited from the flight to safety. With the collapse of many Wall Street firms, investor sentiment worsened and panic selling in the United States had ripple effects across the globe, with many other developed and emerging equity markets also experiencing dramatic sell-offs.

The Trust underperformed the benchmark during the year. Specifically, the “anti-carry” currency positioning and an underweight to commodity-driven and emerging market equities helped performance. However, these were more than offset by detracting performance from bond and equity security selection, an overweight to equity and high yield debt and an underweight to sovereign fixed income.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return

Periods Ending December 31, 2008	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception

Global Allocation Trust Series I (began 5/1/00)	–34.29%	–1.26%	—	–3.05%	–6.12%	—	–23.58%
Global Allocation Trust Series II2 (began 1/28/02)	–34.39%	–1.46%	—	–3.18%	–7.10%	—	–24.45%
Global Allocation Trust Series NAV[3] (began 2/28/05)	–34.21%	–1.21%	—	–3.03%	–5.92%	—	–23.41%
Combined Index[4,5]	–26.86%	1.99%	—	–1.37%	10.36%	—	–11.25%
S&P 500 Index[5]	–37.00%	–2.19%	—	–3.77%	–10.47%	—	–28.33%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2

Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3

Series NAV shares were first offered February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

4

The Combined Index was added to more accurately reflect the investment objective of the Global Allocation Trust, and is an unmanaged index compiled by UBS Global Asset Management. It is currently constructed as follows: 40% Russell 3000 Index, 22% MSCI World ex-USA (free) Index, 21% Citigroup Broad Investment Grade (BIG) Bond Index, 9% Citigroup World Government Bond non-US Index, 3% Merrill Lynch High Yield Cash Pay Index, 3% MSCI Emerging Free Markets Index and 2% J.P. Morgan EMBI Global.

5	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

6	Current subadviser assignment became effective May 1, 2003.

Global Real Estate Trust
Subadviser: Deutsche Investment Management Americas Inc.
Portfolio Managers: John F. Robertson, Daniel Ekins, John Hammond, William Leung, John W. Vojticek

INVESTMENT OBJECTIVE & POLICIES ▶ The portfolio seeks a combination of long-term capital appreciation and current income by primarily investing in equity securities of U.S. REITs, foreign entities with tax-transparent structures similar to REITs and U.S. and foreign real estate operating companies.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financial	92.40
Consumer, Non-cyclical	4.76
Consumer, Cyclical	0.37

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust, if applicable.

PORTFOLIO MANAGER’S COMMENTARY

Performance ▶ For the year, the Global Real Estate Trust Series NAV returned –45.64%, outperforming the –47.61% return of the S&P/ Citigroup World Property Index.

Environment ▶ The first quarter was a wild and unsettling ride for real estate securities markets, as starkly contrasting themes played out. On the positive side, generalist equity investors stepped into the developed markets, as first Europe and then the United States rebounded from the previous year’s dismal performance. Australia finally saw a rebound late in the quarter. These returns contrasted with those of export-driven Asia, where property markets remain highly correlated to broader equities and have not yet earned a defensive reputation.

Global property stocks performed strongly in April, somewhat weakly in May, and very poorly during June. When the dust settled, all regions were negative, with North America the best performer and Europe the clear laggard. All markets reacted negatively to rising commodity prices and inflation expectations, hawkish central bank rhetoric, weakening fundamentals and falling sales and margins. Entering the third quarter, several global themes affected all regions. First, concern over capital cost morphed into concern over capital availability. Debt capital remained expensive at best and unavailable at worst, as many banks had large commercial real estate loan books and little resultant appetite. Insurance and government-guaranteed mortgage money was available for housing-related sectors at reasonable prices, but many companies faced increased balance-sheet risk and began looking at equity, however expensive, as either a viable or desperate option.

A number of companies with strong stock prices issued equity in anticipation of opportunistic acquisition opportunities. Others have capital funding exposure beyond 2009, and a handful of companies in every region have gone into receivership or are on the verge.

Global property stocks plummeted during the fourth quarter, as investor concerns over whether companies could finance their external growth shifted to deeper concerns over whether companies could refinance their existing portfolios. This capital markets drama unfolded against a backdrop of weakening global fundamentals, as many countries slipped into recession. North America, driven by the United States, fell sharply, with several companies facing troubling debt loads. Europe also dropped sharply as macro and property fundamentals continued to deteriorate. Asian countries fell significantly, and Australia slumped on falling sentiment and an oversupply of primary stock issuance. All regions posted strong returns at quarter end, but it was not nearly enough to bring property stocks back from the most volatile quarter and year on record.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return

Periods Ending December 31, 2008	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception

Global Real Estate Trust Series I (began 4/28/08)	—	—	—	—	—	—	–44.31%
Global Real Estate Trust Series NAV (began 4/28/06)	–45.64%	—	—	–17.48%	—	—	–40.20%
S&P/Citigroup World Property Index[2]	–47.61%	—	—	–17.13%	—	—	–39.53%
EPRA/NAREIT Equity Index[2]	–46.08%	—	—	–17.74%	—	—	–40.64%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

Growth Equity Trust
Subadviser: Rainier Investment Management, Inc.
Portfolio Managers: Mark Dawson, Daniel Brewer, Mark Broughton, Stacie Cowell, Andrea Durbin, James Margard, Peter Musser

INVESTMENT OBJECTIVE & POLICIES ▶ The portfolio seeks to maximize long-term capital appreciation. Under normal market conditions, the Trust invests at least 80% of its net assets in the common stock of large-capitalization growth companies traded in the U.S. and affords shareholders the opportunity to invest in some of the fastest-growing companies in the U.S. The term “growth company” denotes companies with the prospect of strong earning, revenue or cash flow growth.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Non-cyclical	28.77
Technology	14.07
Industrial	13.07
Communications	12.08
Consumer, Cyclical	11.46
Financial	6.44
Energy	5.54
Basic Materials	4.48

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance ▶ Since its inception, the Growth Equity Trust Series NAV returned –40.36%, underperforming the –35.46% return of the Russell 1000 Growth Index.

Environment ▶ For the full year, the Russell 1000 Growth Index declined more than 38%, with most of the losses coming in the fourth quarter. All economic sectors, even the most defensive and conservative, suffered double-digit losses in 2008. While many events played a role in the deterioration of the economic environment, it was the bankruptcy of Lehman Brothers that most shocked the financial markets, triggering a full-blown global financial crisis. The net result was a complete loss of confidence in the credit system. With credit frozen, consumers and businesses of all types curtailed spending. Corporate profit forecasts for 2008 and 2009 were slashed. To add insult to injury, leveraged investors, notably hedge funds, were forced to liquidate investments in stocks, bonds and commodities, and reduce debt. The result was a decrease in the value of virtually all assets, including stocks, and a near seizure in many areas of general business activity.

Energy, Materials and Technology stocks dominated the list of largest detractors from performance. In the Energy sector, the largest detractors were marine driller Transocean and energy producer Pioneer Natural Resources. In Materials, the largest detractor was engineering and construction company McDermott International. Reduced expectations for the earnings growth outlook in 2009 caused us to reduce our exposure to both the Energy and Materials sectors. Technology shares were also a disappointment, with lagging performance in mobile handset developer Research in Motion, flat panel glass and fiber-optic manufacturer Corning and semiconductor manufacturer Nvidia. In an otherwise strong Health Care sector, Alcon, (ophthalmic drugs and surgery) detracted from returns. Despite this setback, we continue to see strong underlying fundamentals for Alcon. Offsetting these detractors were favorable contributions to performance from biotechnology companies Genentech, Celgene and Gilead Sciences. Nike and McDonalds also performed well in the Consumer Discretionary sector. As of the end of December the largest overweight in the portfolio was in the Health Care sector and the largest underweight was Consumer Staples. Otherwise, our position is very close to the sector weights of the Russell 1000 Growth Index.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return

Periods Ending December 31, 2008	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception

Growth Equity Trust Series NAV (began 4/28/08)	—	—	—	—	—	—	–40.36%
Russell 1000 Growth Index	—	—	—	—	—	—	–35.46%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

Health Sciences Trust
Subadviser: T. Rowe Price Associates, Inc.
Portfolio Manager: Kris H. Jenner

INVESTMENT OBJECTIVE & POLICIES ▶ To seek long-term capital appreciation. The portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies engaged, at the time of investment, in the research, development, production or distribution of products or services related to health care, medicine, or the life sciences.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Non-cyclical	92.27
Financial	3.27
Basic Materials	1.58
Industrial	1.28
Consumer, Cyclical	0.73

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust, if applicable.

PORTFOLIO MANAGER’S COMMENTARY

Performance ▶ For the year, the Health Sciences Trust Series I returned –29.90%, underperforming the –24.13% return of the Lipper Health/ Biotechnology Index.

Environment ▶ U.S. stocks plunged deep into bear market territory in 2008, as the economy went into its first recession since 2001. The year was marked by extreme volatility, heightened risk aversion and intense pressures on financial companies stemming from severe mortgage losses and a credit crunch. Health care stocks faced widespread losses but still held up better than other segments of the broad market.

In a tumultuous year, in which virtually all U.S. market segments saw severe losses, both the portfolio and its Lipper benchmark posted steep declines. The portfolio lagged the benchmark somewhat, primarily due to stock selection in biotechnology. An overweight to health services and stock selection in both the medical products and devices and pharmaceuticals segments also proved unproductive. Only life sciences contributed to relative performance.

Stock selection in biotechnology was the primary driver of underperformance, but this was partially offset by an overweight to this best-performing group in the Index. An underweight to Amgen detracted from relative performance when the stock rose in response to positive trial data for its osteoporosis drug, D-mab. Overweighting of BioMarin Pharmaceuticals, one of the worst absolute performers, hurt relative performance, as the company grappled with weak sales of Kuvan. An overweight to Incyte and an underweight to Celgene also held back relative results.

An overweight to health services was another major relative detractor. Non-benchmark holding Profarma Distribuidora weighed heavily on results. An overweight to Health Net and to Cigna — a large absolute detractor — also proved unproductive.

Stock selection in the medical products and devices segment was unproductive as well. Overweights to ArthroCare and Intuitive Surgical were disappointing. TomoTherapy also detracted when the company had disappointing results; we eliminated it from the portfolio. Stock choices in pharmaceuticals also did nothing to help our cause. Non-benchmark holding A&D Pharma and underweighting of Abbott Laboratories detracted. An overweight to Elan, the year’s largest absolute detractor, also hurt relative performance.

The life sciences group made the sole contribution to relative results, thanks to considerable underweighting and solid stock selection. Overweighting Illumina and Immucor and eliminating Affymertix added to relative performance.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return

Periods Ending December 31, 2008	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception

Health Sciences Trust Series I (began 4/30/01)	–29.90%	3.03%	—	2.91%	16.12%	—	24.66%
Health Sciences Trust Series II2 (began 1/28/02)	–30.06%	2.82%	—	2.75%	14.92%	—	23.10%
Health Sciences Trust Series NAV[3] (began 4/29/05)	–29.86%	3.07%	—	2.94%	16.30%	—	24.85%
Lipper Health/Biotechnology Index[4]	–24.13%	1.76%	—	1.07%	9.11%	—	8.50%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2

Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3

Series NAV shares were first offered April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.

4	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

Income & Value Trust
Subadviser: Capital Guardian Trust Company[5]
Portfolio Managers: Eric Stern, Jim Kang, Theodore R. Samuels, Terry Berkemeier, Alan Wilson, Christine Cronin, Wesley Phoa

INVESTMENT OBJECTIVE & POLICIES ▶ To seek the balanced accomplishment of (a) conservation of principal and (b) long-term growth of capital and income. The portfolio invests its assets in both equity and fixed income securities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Non-cyclical	20.46
Financial	11.37
Communications	10.60
Industrial	8.72
Federal National Mortgage Association	6.74
Consumer, Cyclical	5.90
Mortgage Securities	5.27
Energy	5.10
Technology	3.91
U.S. Treasury Bonds	3.05

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance ▶ For the year, the Income & Value Trust Series I returned –30.13%, underperforming the –22.23% return of the Combined Index.

Environment ▶ The U.S. market was the epicenter of the global collapse. Credit evaporated, investment banks went bust and U.S. housing and consumer spending broke down, pushing automakers to the brink of collapse. Despite heavy intervention by the U.S. government, investors became increasingly alarmed and sought shelter from the storm, sending the S&P 500 Index down 37.0% and the Barclays Capital Aggregate Index (formerly the Lehman Aggregate Index) gained 5.2% for the year.

At year’s end, many bond markets showed signs of thawing, but conditions remained difficult. For 2008, only the most protected and secure asset class excelled: U.S. government debt. Corporate bonds declined 5% while financial bonds fell 8.4%. However, high-yield bonds slid 26%. Agency mortgage pass-throughs returned 8.3%, boosted by Federal Reserve plans to buy mortgages, but asset-backed bonds remained in the red, declining 13% in 2008.

The portfolio’s equity holdings underperformed the benchmark, mainly due to stock selection in several sectors. We began the year with holdings in Financials that we believed would come through the credit crunch able to grow and increase market share. However, we underestimated the severity of the credit crisis and the extent to which companies with strong balance sheets were vulnerable. Our selection of Consumer Discretionary and Information Technology companies also detracted from the portfolio’s performance. The overweight position and selection in Health Care added to returns (although UnitedHealth Group was a detractor), as did the choice of Materials stocks.

Freddie Mac and Fannie Mae were among the largest drags on relative results, along with Lehman Brothers and XL Capital. However, other financial holdings, including Wells Fargo and JPMorgan Chase, were among the top contributors to relative returns. The smaller-than-index weighting in Exxon Mobil also weighed on results. The portfolio also benefited from not owning Citigroup. Elsewhere, Genentech, which received a bid from Roche, and ImClone Systems, which was bought by Eli Lilly, contributed to results.

The bond portfolio results were worse than the benchmark, primarily due to a smaller-than-index weighting in Treasuries and an overweighting in U.S. corporates. These positions hampered returns as investors fled to the safety of U.S. government bonds. Our high yield and emerging markets debt positions also detracted from returns.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return

Periods Ending December 31, 2008	1-year	5-year	10-year	5-year	10-year

Income & Value Trust Series I (began 8/3/89)	–30.13%	–2.76%	0.61%	–13.05%	6.32%
Income & Value Trust Series II2 (began 1/28/02)	–30.23%	–2.95%	0.49%	–13.92%	4.97%
Income & Value Trust Series NAV[3] (began 4/29/05)	–30.07%	–2.72%	0.63%	–12.88%	6.53%
Combined Index[4]	–22.23%	0.70%	2.03%	3.56%	22.29%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2

Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3

Series NAV shares were first offered April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.

4

The Combined Index represents 32.5% of the return of the Dow Jones Wilshire 5000 Index, 10% of the MSCI EAFE Index, 40% of the Barclays Capital U.S. Aggregate Bond Index, 10% of the 90 Day T-Bill and 7.5% of the Merrill Lynch Yield Index through April 30, 1999, and 60% of the returns of the S&P 500 Index and 40% of the returns of the Citigroup Broad Investment Grade Bond Index from May 1, 1999 and thereafter. The Combined Index was prepared by the adviser using Ibbotson Associates Software and Data.

5	Current subadviser assignment became effective May 1, 1999.

International Core Trust
Subadviser: Grantham, Mayo, Van Otterloo & Co. LLC
Portfolio Manager: Thomas Hancock

INVESTMENT OBJECTIVE & POLICIES ▶ To seek high total return by investing at least 80% of its total assets in equity investments. The portfolio typically invests in a diversified portfolio of equity investments from a number of developed markets outside the U.S.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Non-cyclical	29.08
Consumer, Cyclical	12.92
Energy	12.28
Financial	10.97
Communications	8.48
Utilities	7.39
Industrial	6.92
Basic Materials	6.25
Technology	2.71
Diversified	0.13

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance ▶ For the year, the International Core Trust Series I returned –38.62%, outperforming the –43.06% return of the MSCI EAFE Index.

Environment ▶ Within the portfolio, currency allocation, sector exposures and country allocation all made positive contributions to relative performance. Stock selection had a negative impact.

Currency allocation added value mainly from our underweight to the British pound and overweights to the Japanese yen and Swiss franc. The global yen carry trade continued to unwind, meaning that with a narrowing interest rate gap between Japan and the rest of the world, there has been less incentive for non-Japanese investors to borrow yen and invest overseas. Consequently, the yen has appreciated.

Sector exposures helped performance mainly from an underweight to Financials, but also from an overweight to Health Care. Country allocation had a small positive impact as the benefit from holding small cash balances in a falling market outweighed the negative impact from overweighting Finland. Stock selection was weakest in the United Kingdom and the Netherlands, but good in Japan and Switzerland. By sector, our Financials and Industrial holdings performed poorly, while our Consumer Staples holdings did relatively well. Our stock selection disciplines had mixed results as intrinsic value stocks outperformed strongly, from the additional high-quality focus as basic intrinsic value underperformed, quality-adjusted value outperformed slightly, and momentum stocks underperformed significantly.

Individual stocks that made significant positive contributions to performance included Swiss pharmaceutical Novartis, Japanese retailer Fast Retailing, and British pharmaceutical GlaxoSmith-Kline. Stock positions that detracted from relative performance included British financials Royal Bank of Scotland and HBOS and Dutch financial firm ING Groep.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return

Periods Ending December 31, 2008	1-year	5-year	10-year	5-year	10-year

International Core Trust Series I (began 12/31/96)	–38.62%	2.72%	–0.09%	14.35%	–0.94%
International Core Trust Series II2 (began 1/28/02)	–38.70%	2.51%	–0.20%	13.17%	–1.98%
International Core Trust Series NAV[3] (began 2/28/05)	–38.58%	2.78%	–0.06%	14.70%	–0.64%
MSCI EAFE Index	–43.06%	2.10%	1.18%	10.97%	12.41%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2

Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3

Series NAV shares were first offered February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

International Opportunities Trust
Subadviser: Marsico Capital Management, LLC
Portfolio Manager: James G. Gendelman

INVESTMENT OBJECTIVE & POLICIES ▶ To seek long-term growth of capital by investing at least 65% of its assets in common stocks of foreign companies that are selected for their long-term growth potential.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Non-cyclical	18.78
Financial	15.39
Industrial	15.34
Consumer, Cyclical	12.78
Communications	8.98
Energy	8.54
Technology	3.24
Basic Materials	3.12

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust, if applicable.

PORTFOLIO MANAGER’S COMMENTARY

Performance ▶ For the year, the International Opportunities Trust Series I returned –50.56%, underperforming the –43.06% return of the MSCI EAFE Index.

Environment ▶ International equities, similar to their U.S. counterparts, were under considerable duress in 2008 and posted steep declines. Developed international equity markets, as represented by the MSCI EAFE Index, declined 43%. Meanwhile, however, the damage in emerging markets was considerably more severe. The MSCI Emerging Markets Index skidded 53% during the reporting period. The “BRIC” countries —encompassing Brazil, Russia, India, and China —fell by –30% in the fourth quarter and swooned –59% for the year. Stocks were pressured by a variety of factors including: rapidly deteriorating economic growth, recession conditions in many regions, collapsing commodity prices, ongoing credit market woes, worries about financial companies’ balance-sheet strength, and a souring corporate profit outlook. Geopolitical tensions also roiled the markets in the year’s latter stages. As was the case in the United States, international stocks retreated despite a massive amount of fiscal and monetary policy responses to the financial crises, including ambitious stimulus programs, major interest rate cuts, and a variety of bank nationalizations and debt backstops.

Maintaining a significant allocation to cash and cash equivalents preserved a certain amount of capital for the Trust in the challenging market environment. It helped to have less exposure to the weak-performing banking industry than the benchmark index, which had an absolute return of –55%. Currency fluctuations may at times affect the portfolio’s investment results because its foreign holdings are denominated in different currencies whose value may rise or fall against the U.S. dollar. Such fluctuations had a material, positive impact on performance in the reporting period. In addition, certain individual holdings in Telecommunication Services, Information Technology and Health Care performed well.

Stock selection in a variety of areas, including Industrials, Energy, Consumer Discretionary and Utilities, hurt returns. In addition, an emphasis in Diversified Financials and Capital Goods detracted from results. Opportunity costs were incurred by maintaining an underweighted posture in the relatively strong-performing Utilities sector.

As of December 31, 2008, the portfolio’s economic sector allocations emphasized Financials, Health Care, Industrials, Information Technology and Consumer Staples. As of year-end, the portfolio’s country weightings emphasized Switzerland, the United Kingdom, Japan, France, and Brazil. (Sector and country weightings are primarily a residual of the stock selection process.)

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return

Periods Ending December 31, 2008	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception

International Opportunities Trust Series I (began 4/29/05)	–50.56%	—	—	–2.43%	—	—	–8.65%
International Opportunities Trust Series II (began 4/29/05)	–50.66%	—	—	–2.58%	—	—	–9.15%
International Opportunities Trust Series NAV (began 4/29/05)	–50.51%	—	—	–2.36%	—	—	–8.40%
MSCI EAFE Index[2]	–43.06%	—	—	–2.24%	—	—	–7.97%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

International Small Cap Trust
Subadviser: Templeton Investment Counsel, LLC
Portfolio Managers: Brad Radin

INVESTMENT OBJECTIVE & POLICIES ▶ To seek long-term capital appreciation. The portfolio will invest at least 80% of its net assets in securities issued by foreign companies which have total stock market capitalizations or annual revenues of $4 billion or less.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Cyclical	22.29
Consumer, Non-cyclical	19.55
Industrial	18.38
Financial	10.68
Communications	4.97
Basic Materials	3.81
Technology	2.92
Utilities	1.84
Diversified	1.11
Energy	0.82

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance ▶ For the year, the International Small Cap Trust Series I returned –52.98%, under performing the –49.15% return of the Combined Index.

Environment ▶ During the year, U.K.-based chemicals manufacturer Yule Catto was a significant detractor from portfolio performance. The company historically has earned relatively high profit margins as an industry leader serving various niche markets. However, as it focused on controlling costs and asset utilization, the company’s share price declined, we feel, largely due to several non-recurring charges related to restructuring. At period-end, we believed the company remained attractively valued.

Finnish sporting goods company Amer Sports produces and markets Wilson-brand name golf, racquet and team sports equipment, and Atomic and Oxygen-brand skis and snowboards. The company’s stock price declined, largely due to weak demand. However, the company has strong cash flow and a solid balance sheet. Sweden-based Niscayah Group, formerly Securitas Systems, was another key detractor. The company, which designs and installs corporate security systems, struggled from reduced banking-sector investment due to the credit crisis. Over the longer term, however, we continue to believe Niscayah could show strong potential for profit margin growth when it expands its installed security base and associated service contracts.

U.K.-based FKI, a leading international engineering conglomerate, was among the portfolio’s top contributors in 2008. Its largest division, FKI Logistex, manufactures automated sorting and material handling equipment for delivery companies and airport baggage handling systems. During the period, FKI was acquired by another U.K.-based engineering company, Melrose. The position was later sold.

Canadian drilling and well-servicing contractor Saxon Energy also performed well during the year. The company provides technology, equipment and personnel to oil and gas producers and has a strong Latin American presence. Its stock price rose after U.S. energy company Schlum-berger, which sought to expand operations in the region, made a takeover offer for Saxon. The position was later sold. Binggrae, based in South Korea, a leading producer of dairy beverage and ice-cream products, also contributed to performance. Binggrae’s profitability and balance sheet improved significantly over the past five years, as the company has strong brand power and efficient cost management.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return

Periods Ending December 31, 2008	1-year	5-year	10-year	5-year	10-year

International Small Cap Trust Series I (began 3/4/96)	–52.98%	–2.46%	0.26%	–11.71%	2.68%
International Small Cap Trust Series II2 (began 1/28/02)	–53.11%	–2.65%	0.15%	–12.59%	1.53%
International Small Cap Trust Series NAV[3] (began 2/28/05)	–53.00%	–2.44%	0.27%	–11.63%	2.78%
Citigroup Global ex U.S. <$2 Billion Index	–49.15%	3.19%	5.95%	17.02%	78.21%
Combined Index[4]	–49.15%	3.19%	2.96%	17.02%	33.82%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2

Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3

Series NAV shares were first offered February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

4

The Combined Index was added to more accurately reflect the investment objective of the International Small Cap Trust. The Combined Index is a blend of the MSCI World ex US Index from inception through May 31, 2003 and the Citigroup Global Equity U.S. <$2 Billion Index from June 1, 2003 and thereafter.

International Small Company Trust
Subadviser: Dimensional Fund Advisors, LP
Portfolio Manager: Karen E. Umland

INVESTMENT OBJECTIVE & POLICIES ▶ The Fund seeks long-term capital appreciation by investing at least 80% of its net assets in securities of small cap companies. The Fund will primarily invest its assets in equity securities of non-U.S. small companies of developed markets but may also invest in emerging markets.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Industrial	22.20
Consumer, Non-cyclical	17.79
Consumer, Cyclical	15.44
Financial	14.41
Basic Materials	9.36
Communications	5.43
Technology	4.51
Energy	4.21
Utilities	1.30
Diversified	1.21

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust, if applicable.

PORTFOLIO MANAGER’S COMMENTARY

Performance ▶ For the year, the International Small Company Trust Series NAV returned –45.35%, outperforming the –46.78% return of the MSCI EAFE Small Cap Gross Index.

Environment ▶ Developed markets equities suffered losses in excess of 20% again in the fourth quarter, especially in October, as the financial crisis and the economic slowdown in many of the world’s leading economies intensified. Those losses, combined with similar losses in the third quarter and with their poor performance of the first half of the year, turned 2008 into the worst year on record for developed markets, as measured by the MSCI developed country indices, which go back to 1970. The pronounced flight to quality experienced during the year strengthened the U.S. dollar relative to the euro, the pound sterling, and the Australian and Canadian dollars, which had a negative impact on the dollar-denominated returns of developed non-U.S. markets. On the other hand, the U.S. dollar sharply depreciated against the yen in 2008. The net impact of currency fluctuations between the U.S. dollar and developed country currencies was to decrease the dollar-denominated returns of developed market equities by about 4.0% in 2008. Intraday and daily volatility in other developed markets were well above historical levels in 2008, as was cross-sectional dispersion. As a result, small differences in portfolio weights between different strategies or between strategies and benchmarks resulted in large differences in performance. Along the market capitalization dimension, small-cap stocks greatly underperformed large-caps in developed markets.

The portfolio’s underweight to Japan, the best-performing developed market in 2008, hurt relative performance. Within regions, the portfolio’s baskets of securities generally outperformed those of the Index. Our overweight to the smallest stocks and other differences in allocation across the market capitalization segments detracted from relative performance. Composition differences within those segments, however, had a positive and stronger impact on relative performance. The portfolio’s lack of exposure to REITs, one of the worst-performing sectors in 2008, and other differences in industry allocation contributed to relative performance. Composition differences within industries, especially in the Financials and Energy sectors, had a positive impact on relative performance as well.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return

Periods Ending December 31, 2008	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception

International Small Company Trust Series NAV (began 4/28/06)	–45.35%	—	—	–16.85%	—	—	–38.97%
MSCI EAFE Small Cap Gross Index[2]	–46.78%	—	—	–18.11%	—	—	–41.43%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

International Value Trust
Subadviser: Templeton Investment Counsel, LLC
Portfolio Managers: Tucker Scott

INVESTMENT OBJECTIVE & POLICIES ▶ To seek long-term growth of capital. The portfolio invests at least 65% of its total assets in equity securities of companies located outside the U.S., including emerging markets.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Communications	23.42
Financial	18.93
Consumer, Non-cyclical	14.67
Energy	8.81
Consumer, Cyclical	8.41
Technology	7.50
Industrial	7.26
Basic Materials	2.28
Diversified	0.99

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance ▶ For the year, the International Value Trust Series I returned –42.67%, outperforming the –43.06% return of the MSCI EAFE Index.

Environment ▶ In 2008, global economic and financial market conditions deteriorated significantly. Equities were pummeled by the dramatically accelerating credit market turmoil, as nearly all regions and sectors suffered significant losses. The period was divided roughly into two halves — the former marked by what appeared to be still robust global economic growth, soaring oil and commodity prices and worry over inflation, and the latter by spreading economic recession and the threat of deflation as the credit crisis systemically intensified. Our value-oriented investment outlook ran counter to the market’s inflationary bias early in the year, and our preference for out-of-favor stocks with low valuations and longer-term growth catalysts went unrewarded by a market trading on momentum. However, as global demand slackened in the second half of the year, and the momentum bubble burst, our avoidance of sectors with expensive valuations and dubious earnings quality began to deliver results, although admittedly too late to reverse significant losses.

On a country basis, stock selection and underweighting in Japan detracted from performance relative to the MSCI EAFE Index. In Europe, relative performance was hurt mostly by stock selection in the Netherlands and an overweighted allocation in Norway. By sector, stock selection among Information Technology stocks, which slid on concerns that businesses would scale back spending, hindered relative results. However, despite the negative sentiment, we believed companies may look to technology as a way to improve profitability in a challenging operating environment. Our convictions were reinforced by the sector’s low valuations and strong balance sheets. Stock selection and an underweight to Consumer Staples hurt relative performance. The sector fared better than many other areas of the market due to the attractiveness of its near-term earnings, as investors sought safety in what they believed were defensive sectors. The U.S. dollar appreciated versus most foreign currencies for the year, which hurt the Trust’s performance because investments in securities with non-U.S. currency exposure lost value as the dollar rose.

Contributors to relative performance included stock selection in France and the U.K. By sector, our significant underweight to Materials was a key contributor to relative performance. After lagging the benchmark during the first half of the year, the Trust benefited as investment capital rotated out of the Materials sector in the period’s second half. Although Financials stocks generally sustained sizable losses during the year, our significant underweighting contributed to the portfolio’s relative performance. We considered the sector expensive and fraught with earnings risk, capital losses and worsening balance sheets.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return

Periods Ending December 31, 2008	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception

International Value Trust Series I (began 5/1/99)	–42.67%	1.80%	—	1.35%	9.33%	—	13.79%
International Value Trust Series II2 (began 1/28/02)	–42.81%	1.60%	—	1.22%	8.24%	—	12.40%
International Value Trust Series NAV[3] (began 2/28/05)	–42.64%	1.80%	—	1.35%	9.35%	—	13.81%
MSCI EAFE Index[4]	–43.06%	2.10%	—	0.65%	10.97%	—	6.45%

1	Performance does not reflect any insurance related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2

Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3

Series NAV shares were first offered 2/28/05. For periods prior to 2/28/05, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to 2/28/05 reflected Series NAV expenses, performance would be higher.

4	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

Large Cap Trust
Subadviser: UBS Global Asset Management (Americas) Inc.
Portfolio Managers: John Leonard, Thomas Cole, Thomas Digenan, Scott Hazen

INVESTMENT OBJECTIVE & POLICIES ▶ To seek to maximize total return, consisting of capital appreciation and current income. The portfolio invests at least 80% of its net assets in equity securities of U.S. large-capitalization companies as in the Russell 1000 Index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Non-cyclical	19.51
Financial	15.00
Technology	13.50
Energy	11.12
Industrial	10.91
Consumer, Cyclical	9.67
Communications	8.30
Utilities	5.64
Investment Companies	2.18
Basic Materials	0.48

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance ▶ For the year, the Large Cap Trust Series I returned –39.52%, underperforming the –37.60% return of the Russell 1000 Index.

Environment ▶ The year 2008 will go down as one of the most challenging on record for the U.S. equity market. The S&P 500 Index was off 37% for the year, and down 21.94% in the fourth quarter alone. In the process, volatility escalated to levels rarely experienced by most of today’s investors. At current levels, the U.S. market appears to be very attractively priced relative to its underlying fundamentals.

The first half of the year was marked by what appeared to be a dramatic sell-off in sectors, with the exception of the commodity-oriented Energy and Materials sectors, as the growing real estate and subprime mortgage issue spurred concerns about economic growth in the United States and elsewhere. However, commodity prices continued to soar, and Energy and Materials stocks outperformed meaningfully.

In the third quarter, slowing global economic growth and its impact on demand for commodities began to dominate investor mindsets, triggering a significant drop in commodity prices. With it, Energy and Materials stocks meaningfully underperformed other areas of the U.S. market. The Financial, Health Care and consumer sectors held up relatively well by comparison. By September, however, concerns over access to liquidity and credit intensified. U.S. government support of Freddie Mac, Fannie Mae and AIG, the sale of Merrill Lynch to Bank of America, and the Lehman Brothers bankruptcy led to a global credit crunch that contributed to a deepening and broadening of the now global economic slowdown.

A panic-induced flight to quality took hold in October and November, with a modest respite in December. Daily price volatility levels were historically high, and investors fled risky assets of all sorts. Those who chose not to exit the U.S. equity market altogether gravitated toward sectors perceived to be more defensive. Consumer Staples, Health Care and Utilities outperformed nearly all other sectors, but even these top sectors declined by more than 10% in the quarter. Underperforming sectors included Financials, Materials and Technology.

The portfolio’s underperformance in the fourth quarter more than offset the outperformance in the first nine months of the year, culminating in underperformance for the full calendar year. The Trust benefited from an underweight to the Materials sector and from overweights to pharmaceuticals, utilities and transportation. Detractors from performance include an overweight to diversified financials, semiconductors and vehicle parts and an underweight to the Consumer Staples sector.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return

Periods Ending December 31, 2008	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception

Large Cap Trust Series I (began 4/29/05)	–39.52%	—	—	–6.13%	—	—	–20.72%
Large Cap Trust Series II (began 4/29/05)	–39.67%	—	—	–6.34%	—	—	–21.39%
Large Cap Trust Series NAV (began 4/29/05)	–39.55%	—	—	–6.12%	—	—	–20.71%
Russell 1000 Index[2]	–37.60%	—	—	–4.60%	—	—	–15.89%

1	Performance does not reflect any insurance related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

Large Cap Value Trust
Subadviser: BlackRock Investment Management, LLC
Portfolio Manager: Robert Doll, Jr., Daniel Hanson

INVESTMENT OBJECTIVE & POLICIES ▶ To seek long-term growth of capital by investing in a diversified portfolio of equity securities of large cap companies located in the U.S. At least 80% of the portfolio’s net assets are invested in equity securities of large capitalization companies.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Energy	26.75
Consumer, Non-cyclical	21.45
Financial	14.46
Industrial	11.54
Consumer, Cyclical	8.91
Technology	7.69
Communications	3.97
Basic Materials	3.35

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust, if applicable.

PORTFOLIO MANAGER’S COMMENTARY

Performance ▶ For the year, the Large Cap Value Trust Series I returned –35.91%, outperforming the –36.85% return of the Russell 1000 Value Index.

Environment ▶ The year 2008 will turn out to be one that investors would like to forget, but instead will vividly remember. Much of the first half of the year, equity markets held together as the hope of global decoupling kept investors from panicking, despite substantial deterioration in credit markets. The seminal event appears to have been the September Lehman Brothers bankruptcy, which drove fear higher and confidence lower, causing a massive decline in economic activity in the United States and globally. In this environment, all 10 sectors in the Russell 1000 Value Index posted double-digit declines. The Financials sector had the greatest negative impact, declining more than 50%, while Consumer Staples posted narrower losses, declining about 17%.

The portfolio outperformed the benchmark in 2008. The primary source of outperformance was positioning within Financials. Specifically, we maintained an overall underweight, and within the sector, held a deep underweight in banks, while emphasizing property and casualty insurers, such as Travelers and Chubb, and selected life insurers. In Consumer Discretionary, we did well with companies that are benefiting from an increasingly cost-conscious consumer — for instance, large discounters and dollar stores. An overweight in the defensive Health Care sector also proved advantageous. Finally, in Energy, the portfolio’s positioning in high-quality, asset-based integrated oil companies was favorable.

By contrast, the combination of stock selection and an underweight in Consumer Staples detracted from results. Valuations in the sector remain high and we are concerned about how companies will manage their pricing as commodity prices decline. Commodity price softening hurt companies in the Materials sector, where stock selection detracted. Notably, we have reduced the portfolio’s Materials weighting. Finally, in Information Technology, an overweight detracted from performance, though stock selection was positive. Nevertheless, we remain confident in our allocation and industry selection. Two-thirds of the portfolio’s sector holdings are defensively positioned companies with high cash flow, good balance sheets and recurring revenue, and the remainder is invested in cyclical companies with lean supply chains that are well positioned to benefit once economies recover.

At year-end, the portfolio’s largest overweights were in Energy, Information Technology, Health Care and Industrials, while its greatest underweights were in the Financials, Utilities, Telecommunication Services and Consumer Staples sectors.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return

Periods Ending December 31, 2008	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception

Large Cap Value Trust Series I (began 5/5/03)	–35.91%	1.76%	—	6.03%	9.10%	—	39.26%
Large Cap Value Trust Series II (began 5/5/03)	–36.02%	1.57%	—	5.83%	8.08%	—	37.79%
Large Cap Value Trust Series NAV[2] (began 2/28/05)	–35.89%	1.80%	—	6.07%	9.34%	—	39.57%
Russell 1000 Value Index[3]	–36.85%	–0.79%	—	3.39%	–3.89%	—	20.74%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2

Series NAV shares were first offered 2/28/05. For periods prior to 2/28/05, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to 2/28/05 reflected Series NAV expenses, performance would be higher.

3	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

Mid Cap Intersection Trust
Subadviser: Wellington Management Company, LLP
Portfolio Manager: Doris T. Dwyer, David J. Elliot

INVESTMENT OBJECTIVE & POLICIES ▶ The Fund seeks long-term growth of capital by investing primarily in equity securities of medium-sized companies with significant capital appreciation potential.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Non-cyclical	21.05
Financial	17.26
Industrial	14.02
Consumer, Cyclical	10.08
Utilities	9.29
Technology	6.43
Energy	6.32
Communications	4.82
Basic Materials	4.01
Diversified	0.18

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance ▶ For the year, the Mid Cap Intersection Trust Series I returned –42.05%, underperforming the –36.23% return of the S&P Mid-Cap 400 Index.

Environment ▶ For the year 2008, U.S. equities declined amid slowing consumer demand, rising unemployment, and frozen credit markets, highlighted by the demise of Lehman Brothers and the government takeover of Fannie Mae and Freddie Mac, along with the collapse of other major financial institutions. Stocks, as measured by the S&P 500 Index, ended the year down 37.0%, the worst annual decline since 1937. After hitting an 11-year low in November, equities rebounded somewhat as the U.S. government decided to backstop Citigroup and the Federal Reserve announced that it would purchase mortgage-backed securities from government-sponsored enterprises. Other events that helped soothe investors’ nerves included the Fed’s move to slash the federal funds rate to all-time lows, news of a proposed stimulus package from U.S. President-elect Obama’s administration, and anticipated government aid to U.S. auto-makers. For the period, mid-cap stocks slightly outperformed large-cap stocks, but trailed their small-cap counterparts as measured by the S&P 400 MidCap, S&P 500, and Russell 2000 indices, respectively.

The Trust underperformed the Index as a result of unfavorable security selection in the Financials, Industrials and Utilities sectors. Stock selection in the Materials sector also detracted from relative results. Among the top detractors in the Trust were a managed health care company, an insurance company and a diversified industrial manufacturer.

Stock selection in Health Care and a modest cash allocation helped to partially offset negative returns in other sectors. Stock selection in Telecommunications Services was also an area of relative strength. Individual holdings contributing to relative performance included a bank, an educational services company and an energy holding company.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return

Periods Ending December 31, 2008	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception

Mid Cap Intersection Trust Series I (began 5/1/07)	–42.05%	—	—	–30.87%	—	—	–46.04%
Mid Cap Intersection Trust Series II (began 5/1/07)	–42.17%	—	—	–31.02%	—	—	–46.24%
Mid Cap Intersection Trust Series NAV (began 5/1/07)	–42.00%	—	—	–30.82%	—	—	–45.98%
S&P MidCap 400 Index[2]	–36.23%	—	—	–24.04%	—	—	–36.84%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

Mid Cap Stock Trust
Subadviser: Wellington Management Company, LLP
Portfolio Manager: Michael T. Carmen, Mario E. Abularach

INVESTMENT OBJECTIVE & POLICIES ▶ To seek long-term growth of capital by investing at least 80% of the portfolio’s net assets in equity securities of medium-sized companies with significant capital appreciation potential.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Non-cyclical	22.49
Consumer, Cyclical	17.93
Industrial	12.42
Financial	11.20
Technology	7.78
Communications	7.76
Energy	4.97
Basic Materials	2.12
Investment Companies	0.81

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust, if applicable.

PORTFOLIO MANAGER’S COMMENTARY

Performance ▶ For the year, the Mid Cap Stock Trust Series I returned –43.76%, outperforming the –44.32% return of the Russell MidCap Growth Index.

Environment ▶ Last year was an extraordinarily challenging one in financial markets as nearly every asset class recorded significant price declines. What began as a U.S. subprime housing issue quickly spread to markets worldwide. The decline in U.S. equities was amplified as economic weakness accelerated under the weight of slowing consumer demand, rising unemployment, and frozen credit markets. Stocks fell for the fifth consecutive quarter, with the S&P 500 Index ending the year down 37.0%, the worst annual performance since 1937. During the year, a number of unprecedented efforts were launched to help improve liquidity and stabilize deteriorating credit markets. In March, the U.S. Federal Reserve stepped in to sponsor JPMorgan Chase’s acquisition of Bear Stearns. In September, Fannie Mae and Freddie Mac were essentially nationalized, Lehman Brothers declared bankruptcy, Merrill Lynch was forced to merge with Bank of America, and Washington Mutual became the largest bank to fail in U.S. history.

All sectors of the Russell Midcap Growth Index fell sharply during the period, returning double-digit negative results. Energy, Utilities and Financials had the largest losses, while Consumer Staples and Health Care fell the least.

During the year, the Trust posted positive benchmark-relative results in five of the 10 broad market sectors. Allocation among sectors, a result of bottom-up stock selection decisions, was the primary driver of relative outperformance. Our underweight allocation to the three worst performing sectors in the Index — Energy (–56%), Utilities (–53%), and Financials (–49%) — boosted relative performance. Broad-based, favorable stock selection within the Consumer Discretionary sector aided performance. The most notable contributors were two U.S.-based media companies. The portfolio also benefited from an opportunistic cash position, which helped relative performance in a downward-trending market.

Stock selection within the Materials sector detracted most from relative performance. The global credit crisis and increased expectations of a broad global macroeconomic slowdown weighed heavily on commodity prices and shares of natural resource-related equities during the latter half of the period.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return

Periods Ending December 31, 2008	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception

Mid Cap Stock Trust Series I (began 5/1/99)	–43.76%	1.48%	—	0.22%	7.61%	—	2.19%
Mid Cap Stock Trust Series II2 (began 1/28/02)	–43.93%	1.26%	—	0.09%	6.48%	—	0.85%
Mid Cap Stock Trust Series NAV[3] (began 2/28/05)	–43.75%	1.53%	—	0.25%	7.89%	—	2.46%
Russell MidCap Growth Index[4]	–44.32%	–2.33%	—	–1.00%	–11.13%	—	–9.23%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2

Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3

Series NAV shares were first offered February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

4	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

Mid Cap Value Trust
Subadviser: Lord, Abbett & Co. LLC
Portfolio Managers: Howard E. Hansen, Jeff Diamond

INVESTMENT OBJECTIVE & POLICIES ▶ To seek capital appreciation by investing primarily in equity securities which it believes to be undervalued in the marketplace. Under normal market conditions, at least 80% of its net assets will consist of investments in mid-sized companies.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Non-cyclical	20.20
Communications	18.24
Industrial	17.13
Financial	9.79
Consumer, Cyclical	9.59
Utilities	7.63
Energy	7.46
Basic Materials	2.27
Technology	1.47

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance ▶ For the year, the Mid Cap Value Trust Series I returned –39.04%, underperforming the –38.44 % return of the Russell MidCap Value Index.

Environment ▶ The U.S. economy continued to struggle under the weight of deteriorating credit markets, increased job losses, and continuing declines in home values. Equities posted one of the worst years on record, with extensive losses across the market cap spectrum. Small-caps performed relatively better than their large- and mid-cap counterparts, but there was nowhere to hide in this market. Within the Russell Midcap Value Index, every sector was in negative territory other than Integrated Oils, which increased 21.8%. The worst performing sector was Other Energy, which fell –53.9%

The largest contributor to performance during 2008 was stock selection within the Materials and Processing sector. Archer Daniels Midland Company was the largest individual contributor to the portfolio. Shares of the agricultural giant jumped after management announced earnings that handily beat expectations, thus dissipating concerns about the impact of falling ethanol prices. Also aiding performance was the portfolio’s overweight within the Health Care sector, the second strongest segment of the Index. The portfolio especially benefited from its overweight exposure within drug and pharmaceutical companies.

Weak stock selection within the Consumer Discretionary sector was the most significant detractor during the year. Shares of RH Donnelley tumbled after management sharply lowered its outlook for the full year 2008 and declined to initiate a dividend amid the difficult advertising environment. Within the Auto & Transportation sector, stock selection also was a drag on performance. Goodyear Tire & Rubber suffered from the double impact of rising input costs and slumping North American demand. Stock selection also hampered performance within the Consumer Staples sector. This was largely a result of poor performance within two food companies, Dean Foods and Smithfield Foods.

At year-end, the portfolio’s largest sector weighting was in Utilities, which have been providing relatively stable earnings and have high dividend yields. While the portfolio remains underweight within Financial Services, we have decreased this underweight by adding selectively to regional banks with limited mortgage exposure. As we move into 2009, we will continue to evaluate opportunities to shift the portfolio to a more pro-cyclical position.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return

Periods Ending December 31, 2008	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception

Mid Cap Value Trust Series I (began 4/30/01)	–39.04%	–1.52%	—	1.17%	–7.36%	—	9.31%
Mid Cap Value Trust Series II2 (began 1/28/02)	–39.17%	–1.72%	—	1.01%	–8.31%	—	8.00%
Mid Cap Value Trust Series NAV[3] (began 2/28/05)	–39.05%	–1.48%	—	1.19%	–7.20%	—	9.50%
Russell MidCap Value Index[4]	–38.44%	0.33%	—	3.22%	1.65%	—	27.50%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2

Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3

Series NAV shares were first offered February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

4	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

Mid Cap Value Equity Trust
Subadviser: RiverSource Investments, LLC
Portfolio Managers: Steve Schroll

INVESTMENT OBJECTIVE & POLICIES ▶ To seek long-term growth of capital. The portfolio invests at least 80% of its net assets in equity securities of medium-sized companies.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financial	23.33
Industrial	16.03
Consumer, Cyclical	13.34
Energy	10.58
Consumer, Non-cyclical	7.76
Technology	6.25
Basic Materials	6.16
Utilities	5.75
Communications	5.24

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance ▶ For the year, the Mid Cap Value Equity Trust Series NAV returned –44.21%, underperforming the –38.44% return of the Russell MidCap Value Index.

Environment ▶ The year was dominated by skyrocketing oil and gasoline prices, the after-shocks of the mortgage market collapse, ongoing deterioration of the housing market and concerns about whether the U.S. economy was in a recession. Unprecedented intervention by the government saved several financial institutions, while others collapsed. Stock valuations were at levels not seen since the Depression. Investor sentiment shifted from hope for a market recovery to heightened concern over extreme levels of volatility to eventual panic by the end of the year. Investors sought safe havens for investments — defensive areas such as Consumer Staples, Utilities and Health Care.

Against this challenging backdrop, the portfolio’s sector allocation was the primary detractor from performance. The portfolio’s overweight in the Producer Durables and Energy sectors hurt results, as these were two of the worst performing sectors in the Russell Midcap Value Index. In addition, the Utilities and Consumer Staples sectors were two of the best performing sectors in the benchmark, and the portfolio’s underweight detracted from relative performance.

The portfolio benefited from positive stock selection in the Consumer Discretionary sector, specifically Family Dollar Stores, which rose sharply. Early in the year, we purchased a basket of several retail holdings, including Kohl’s, Nordstrom, JCPenney, Bed Bath and Beyond, and Macy’s. We sold most of these stocks during the third quarter for a profit. Finally, positive stock selection in the Technology sector helped results, in particular McAfee and EDS.

Toward the end of the year, we increased the portfolio’s allocation to financial services holdings as we felt valuations were attractive. We also added a basket of regional banks to the portfolio because we believed banks were trading at favorable discounts. We reduced the portfolio’s tobacco holding in Lorillard and sold Ford Motor Co. We exited the position in Ford when our long-term view of the company changed as a result of the government’s involvement in the auto industry.

In general, in anticipation of an eventual recovery, we have de-emphasized defensive areas in favor of sectors and industries that have typically benefited from market recoveries.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return

Periods Ending December 31, 2008	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception

Mid Cap Value Equity Trust Series NAV (began 4/28/06)	–44.21%	—	—	–15.07%	—	—	–35.41%
Russell MidCap Value Index[2]	–38.44%	—	—	–13.83%	—	—	–32.86%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

Mid Value Trust
Subadviser: T. Rowe Price Associates, Inc.
Portfolio Manager: David J. Wallack

INVESTMENT OBJECTIVE & POLICIES ▶ To seek long-term capital appreciation by investing in a diversified mix of common stocks of mid-size U.S. companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financial	21.25
Consumer, Non-cyclical	19.61
Consumer, Cyclical	8.24
Energy	7.48
Communications	6.95
Basic Materials	6.84
Utilities	6.79
Technology	5.59
Industrial	4.89

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust, if applicable.

PORTFOLIO MANAGER’S COMMENTARY

Performance ▶ For the year, the Mid Value Trust Series NAV returned –34.74%, outperforming the –38.44% return of the Russell MidCap Value Index.

Environment ▶ Mid-cap value stocks posted negative returns due to the recession, which adversely affected Consumer Discretionary, the worst performing sector of the index. The Energy sector also performed poorly due to the dramatic decline in energy prices as a result of a global contraction in demand. The Russell MidCap Value Index significantly outperformed the Russell MidCap Growth Index, but underperformed its large-cap value and small-cap value Russell counterparts.

Strong stock selection in Financials contributed the most to relative performance. First Niagara Financial benefited from a conservative approach. With limited credit problems, the company went on the offensive to raise capital in order to increase depositors and explore acquisition possibilities. Commerce Bancshares and Wes-tamerica avoided participating in the Troubled Assets Relief Program. Their shares were rewarded. Cincinnati Financial shares were pressured by floods in the Midwest, but revenue grew, mostly from the sale of Fifth Third Bank, Cincinnati Financial’s largest equity holding.

Stock selection in Consumer Discretionary aided relative performance. Mattel held up well on a relative basis. Despite the recessionary economic landscape, the toymaker grew its revenue with a strong lineup of products. Discount retailer Family Dollar Stores saw its shares buoyed by a shift in consumer spending habits, driving up same-store sales.

Stock selection in Industrials and Business Services also contributed to relative results. Our underweight to machinery was a major contributor to performance. We benefited by avoiding companies such as Eaton, Terex and Flowserve.

Consumer Staples contributed to relative results due to stock selection. Recent commodity deflation also helped ease input costs. Stock selection in Materials detracted the most from relative performance. Alcoa has been under pressure from declining aluminum prices, while International Paper struggled due to weaker sales and more expensive short-term credit lines.

Stock selection and an overweight in Information Technology detracted from relative returns. Motorola lost market share in its mobile device product segment from increased competition and a lack of compelling new products. Electronic Arts faced concerns about its management in the wake of the company’s failed bid for rival Take-Two Software Interactive. Fairchild Semiconductor ran into the cyclical downturn that has depressed pricing on semiconductors, technology and the market in general.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return

Periods Ending December 31, 2008	1-year	5-year	10-year	5-year	10-year

Mid Value Trust Series I2 (began 4/29/05)	–34.72%	0.15%	4.63%	0.73%	57.23%
Mid Value Trust Series II2 (began 4/29/05)	–34.88%	–0.02%	4.54%	–0.08%	55.96%
Mid Value Trust Series NAV[3] (began 5/1/98)	–34.74%	0.15%	4.63%	0.75%	57.26%
Russell MidCap Value Index[4]	–38.44%	0.33%	4.44%	1.65%	54.48%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2

The Series I and Series II shares of the Mid Value Trust were first offered on April 29, 2005. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Mid Value Fund B, the Trust’s predecessor. The performance of this class of shares would have been lower if it reflected the higher expenses of the Series I and Series II shares.

3

The Series NAV shares of the Mid Value Trust were first issued on February 28, 2005 in connection with the Trust’s acquisition on that date of all the assets of the Mid Value B Fund of John Hancock Variable Series Trust I (“JHVST”) in exchange for Series NAV shares pursuant to an agreement and plan of reorganization. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Mid Value B Fund, the Trust’s predecessor. These Shares were first issued on May 1, 1998.

4	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

Mutual Shares Trust
Subadviser: Franklin Mutual Advisers, LLC
Portfolio Managers: Peter Langerman, F. David Segal, Deborah A. Turner

INVESTMENT OBJECTIVE & POLICIES ▶ To seek capital appreciation, which may occasionally be short-term. Income is a secondary objective.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Non-cyclical	23.93
Financial	12.60
Communications	10.44
Industrial	7.94
Energy	6.05
Consumer, Cyclical	4.42
Technology	4.27
Basic Materials	3.74
Utilities	3.68
Diversified	0.34

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance ▶ For the year, the Mutual Shares Trust Series NAV returned –37.86%, underperforming the –37.00% return of the S&P 500 Index.

Environment ▶ This was a year in which even defensive sectors suffered double-digit declines and there were few safe havens. Three investments that declined in value were Constellation Energy, a power generation and distribution company; News Corp., an international media company; and International Paper, a paper and forest products company.

Constellation Energy’s share price weakened after management disclosed collateral requirements for certain business operations had increased substantially, which triggered concerns about the company’s capital position. After a utility controlled by Berkshire Hathaway agreed to purchase Constellation, EDF, a Constellation joint venture partner, made its own offer that the board ultimately endorsed. While Constellation’s shares declined for the year, we believe the current share price understates the intrinsic value of its assets.

News Corporation shares declined in 2008 as early signs of the recession resulted in cutbacks in advertising spending, which affected some of News Corp’s diversified portfolio of media properties, which include television networks and stations, cable networks, newspapers and a film studio. While some of these posted strong growth, the television stations and newspaper operations were particularly vulnerable, as consumers’ multi-year migration away from those media formats was exacerbated by the slowing ad market. Shares of International Paper, North America’s largest producer of cardboard boxes and second-largest producer of copy paper, fell as raw materials costs rose and product demand declined, along with capacity utilization.

Three of the portfolio’s best performing investments were Valeant Pharmaceuticals International, a multinational specialty pharmaceuticals company; brewer Anheuser-Busch; and H&R Block, a financial services company specializing in tax return preparation. Valeant develops and markets products primarily in neurology and therapeutic dermatology. Its stock rose when investors approved the new CEO’s focus on the company’s core geographies. The firm also announced a cost-reduction program, a partnership with GlaxoSmithKline to develop an epilepsy drug, and acquisitions to bolster its product lines. Anheuser-Busch was acquired by Belgian brewing giant InBev and the new company, Anheuser-Busch InBev, became the world’s largest brewer. The position was sold later in the period. H&R Block, the largest U.S. tax preparer, had expanded by entering the subprime mortgage market and suffered the consequences in 2007 and 2008. Last year, H&R Block exited the mortgage business and improved operating margins in its remaining businesses and shares rose as a result. The position was sold later in the period.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return

Periods Ending December 31, 2008	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception

Mutual Shares Trust Series I (began 1/28/08)	—	—	—	—	—	—	–31.98%
Mutual Shares Trust Series NAV (began 5/1/07)	–37.86%	—	—	–26.77%	—	—	–40.59%
S&P 500 Index[2]	–37.00%	—	—	–23.98%	—	—	–36.76%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at the actual inception date is not available.

Natural Resources Trust
Subadviser: Wellington Management Company, LLP
Portfolio Manager: James A. Bevilacqua, Karl E. Bandtel

INVESTMENT OBJECTIVE & POLICIES ▶ The portfolio seeks long-term total return by investing primarily in equity and equity-related securities of natural resource-related companies worldwide.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Energy	69.92
Basic Materials	21.88

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust, if applicable.

PORTFOLIO MANAGER’S COMMENTARY

Performance ▶ For the year, the Natural Resources Trust Series I returned –51.61%, underperforming the –43.73% return of the Combined Index.

Environment ▶ After several consecutive years of positive returns, 2008 was an extraordinarily challenging year in financial markets as nearly every asset class recorded significant price declines. As expectations of a broad global macroeconomic slowdown increased, falling demand pressured natural resource commodity prices and natural resource-related equities during the second half of the year. Deleveraging across the Financial sector continued in the fourth quarter, limiting the availability of credit to even the most secure corporate borrowers. Natural resource companies were hit particularly hard as recent merger and acquisition activity had led, in many cases, to higher debt levels.

For the year 2008, stock selection was the driver of underperformance. Stock picking was particularly weak in the Metals & Mining and Oil & Gas industries. Among the stocks detracting the most from relative performance were a U.S. integrated oil company, a Russian natural gas distributor, and an international mining company.

Sector allocation, a result of the bottom-up security selection process, contributed to portfolio performance. The Trust benefited from an overweight to Oil & Gas and underweight to Metals & Mining and Energy Equipment & Services. Among the stocks contributing the most to relative performance were a diversified metals & mining company based in the UK, a U.S.-based natural gas producer, and an oil & gas exploration & production company based in Canada.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return

Periods Ending December 31, 2008	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception

Natural Resources Trust Series I (began 5/5/03)	–51.61%	8.72%	—	14.84%	51.90%	—	118.74%
Natural Resources Trust Series II (began 5/5/03)	–51.71%	8.49%	—	14.60%	50.30%	—	116.19%
Natural Resources Trust Series NAV[2] (began 2/28/05)	–51.60%	8.76%	—	14.88%	52.20%	—	119.17%
Lipper Natural Resources Index[3]	–49.00%	10.16%	—	13.67%	62.24%	—	106.46%
Combined Index[3,4]	–43.73%	7.41%	—	13.34%	42.95%	—	103.09%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2

Series NAV shares were first offered February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

3	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

4	The Combined Index is comprised of 60% MSCI World Energy Index, 30% MSCI World Metals & Mining Index and 10% MSCI World Paper & Forest Products Index.

Optimized All Cap Trust
Subadviser: MFC Global Investment Management (U.S.A.) Limited
Portfolio Managers: Brett Hryb, Harpreet Singh

INVESTMENT OBJECTIVE & POLICIES ▶ To seek long-term growth of capital by investing at least 65% of the portfolio’s assets in equity securities of U.S. companies. The portfolio will focus on equity securities of U.S. companies across the three market capitalization ranges of large, mid and small.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Non-cyclical	24.96
Technology	14.04
Financial	13.22
Energy	12.15
Consumer, Cyclical	10.35
Industrial	8.77
Basic Materials	4.31
Communications	4.08
Utilities	3.50

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance ▶ For the year, the Optimized All Cap Trust Series I returned –43.18%, underperforming the –37.31% return of the Russell 3000 Index.

Environment ▶ The Russell 3000 fell 37% in 2008 as the global credit crisis, coupled with rapidly declining economic growth, fueled the sell-off in stock markets around the globe. The low for 2008 was hit on November 20, at which time the Russell 3000 Index was down 47% for the year to date. The current credit crisis, which started in the second half of 2007, reached its pinnacle in the fall of 2008 with the bankruptcy of Lehman Brothers and the takeovers of AIG, Fannie Mae and Freddie Mac by the U.S. government. Economic activity contracted sharply in the second half of the year as gross domestic product (GDP) fell –0.5% in the third quarter and is estimated to have declined by –4.8% in the fourth quarter. The labor market lost close to 3 million jobs, with the unemployment rate rising from 4.9% at the beginning of the year to 7.2% by December. The best performing sectors in 2008 were the traditional defensive sectors, Consumer Staples and Health Care. The worst performers were Financials, Basic Materials and Technology.

The Trust underperformed its benchmark. Stock selection in Consumer Staples, Financials and Health Care detracted from performance. Within Financials, exposure to securities with leverage to the credit cycle and capital markets activity held back performance. Consumer Staples stock selection was hurt by positions in a food processing company and a nutritional supplements firm.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return

Periods Ending December 31, 2008	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception

Optimized All Cap Trust Series I (began 5/5/03)	–43.18%	–3.26%	—	0.95%	–15.26%	—	5.50%
Optimized All Cap Trust Series II (began 5/5/03)	–43.24%	–3.44%	—	0.77%	–16.06%	—	4.41%
Optimized All Cap Trust Series NAV[2] (began 4/29/05)	–43.16%	–3.16%	—	1.04%	–14.83%	—	6.02%
Russell 3000 Index[3]	–37.31%	–1.95%	—	1.98%	–9.39%	—	11.76%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2

Series NAV shares were first offered April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.

3	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

Optimized Value Trust
Subadviser: MFC Global Investment Management (U.S.A.) Limited
Portfolio Managers: Brett Hryb, Harpreet Singh

INVESTMENT OBJECTIVE & POLICIES ▶ To seek long-term capital appreciation by investing at least 65% of the portfolio’s assets in large-cap U.S. securities with the potential for long-term growth of capital.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Non-cyclical	21.04
Financial	20.85
Energy	16.59
Industrial	8.62
Communications	8.14
Consumer, Cyclical	5.83
Utilities	4.68
Basic Materials	3.68
Technology	3.64

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance ▶ For the year, the Optimized Value Trust Series I returned –41.20%, underperforming the –36.85% return of the Russell 1000 Value Index.

Environment ▶ The Russell 1000 Value Index fell 36.9% in 2008. The low for 2008 was hit on November 20, at which time the Russell 1000 Value Index was down 49% for the year. Prior to this bear market we had enjoyed a spectacular bull market — a bull market that was built on earnings growth rather than valuation change.

The market’s price-to-earnings ratio on trailing earnings fell from 17.6 times to 16.7 times over the course of the five-year bull market. Unfortunately, the bottom fell out of earnings as earnings from some financial firms proved illusory, the credit market seized, gasoline prices surged, and recession gripped the economy. Fears of a deepening global recession, increasing bankruptcies, and shaken investor confidence in the face of massive investment fraud led to one of the worst years on record for investors. Energy was the worst-performing sector, as crude oil and natural gas prices fell sharply on concerns of global weakening in demand. Defensive stocks, such as Utilities, were the best performers as investors sought refuge in stable earnings and dividend names.

The Trust underperformed its benchmark for the year. Stock selection in the Financial and Merchandising sectors contributed to returns, while stock selection detracted from performance in the Consumer Staples, Utilities and Capital Goods sectors.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return

Periods Ending December 31, 2008	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception

Optimized Value Trust Series I (began 5/3/04)	–41.20%	—	—	–3.05%	—	—	–13.44%
Optimized Value Trust Series II (began 5/3/04)	–41.36%	—	—	–3.25%	—	—	–14.30%
Optimized Value Trust Series NAV[2] (began 2/28/05)	–41.15%	—	—	–2.98%	—	—	–13.16%
Russell 1000 Value Index[3]	–36.85%	—	—	–1.15%	—	—	–5.24%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2

Series NAV shares were first offered February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

3	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

Overseas Equity Trust
Subadviser: Capital Guardian Trust Company
Portfolio Managers: Richard Havas, Nancy Kyle, Lionel Sauvage, David Fisher, Roger Mortimer, Victor Kohn

INVESTMENT OBJECTIVE & POLICIES ▶ To seek long-term capital appreciation by investing at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of a diversified mix of large established and medium-sized foreign companies located primarily in developed countries (outside of the U.S.) and, to a lesser extent, in emerging markets.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Non-cyclical	18.98
Communications	16.65
Industrial	12.24
Financial	12.02
Energy	9.34
Consumer, Cyclical	7.09
Technology	6.25
Basic Materials	5.73
Utilities	4.62
Diversified	0.24

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance ▶ For the year, the Overseas Equity Trust Series NAV returned –42.05%, outperforming the –45.25% return of the MSCI AC World ex U.S. Index.

Environment ▶ Non-U.S. stocks tumbled as recession and a dramatic reduction in the availability of credit weighed heavily on consumers and businesses. With the worst financial crisis since the 1930s leading to coordinated central bank action, large publicly funded bank rescues and significant fiscal stimulus packages, government bonds became the safe haven of choice. Almost all developed markets suffered large losses. Emerging markets tumbled later in the year amid the steep commodities slide, tighter credit conditions, concerns about global recession and increased political turmoil. The MSCI ACWI ex-U.S. Index declined 46%; Financials and Materials stocks fell by more than 50%.

Financials were again at the heart of the economic and market turmoil. As banks struggled with mounting losses and deteriorating balance sheets and, in turn, cut off credit to the broader economy, policymakers were thrust into a battle to save the banking system from collapse.

The portfolio’s returns were better than the benchmark, largely due to stock selection. The defensive nature of holdings in areas such as Telecommunication Services and Consumer Staples, while avoiding Financials, also helped. Stock selection in the Information Technology sector was the biggest contributor to relative returns, led by Taiwan Semiconductor Manufacturing. Several Japanese Technology companies gained, including Nintendo on strong sales of its Wii video game console, and security software firm Trend Micro, which we consider to be a world leader in its market. Materials stocks were helpful to the portfolio, especially Rio Tinto. Shares rose early in the year when commodity prices were still climbing. We sold some of our shares after BHP Billiton made an offer for Rio Tinto that it later abandoned as the commodities boom cooled, sending shares lower. Elsewhere, Potash Corp. of Saskatchewan gained on continued demand for fertilizer.

The less-than-benchmark positions and selection in the Energy and Utilities sectors were negative factors. Canada’s Suncor Energy declined as the price of oil fell. Another oil-related company, SeaDrill, fell amid fears that the Norwegian drilling company faced a liquidity squeeze. Among Utilities, French firm Veolia Environnement dropped amid a slowdown in industrial production. Consumer Discretionary stocks also hurt the portfolio, including Gome Electrical and Yell Group. Not owning Volkswagen, which rose as Porsche upped its stake in the company, also detracted from results.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return

Periods Ending December 31, 2008	1-year	5-year	10-year	5-year	10-year

Overseas Equity Trust Series II2 (began 4/29/05)	–42.19%	0.38%	–0.22%	1.94%	–2.21%
Overseas Equity Trust Series NAV[3] (began 5/1/96)	–42.05%	0.53%	–0.15%	2.67%	–1.51%
MSCI EAFE Index	–43.06%	2.10%	1.18%	10.97%	12.41%
MSCI AC World ex U.S. Index[4]	–45.25%	2.99%	2.27%	15.88%	25.13%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2

The Series II shares of the Overseas Equity Trust were first offered on April 29, 2005. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Overseas Equity B Fund, the Trust’s predecessor. The performance of these classes of shares would have been lower if it reflected the higher expenses of the Series I and Series II shares.

3

The Series NAV shares of the Overseas Equity Trust were first issued on April 29, 2005 in connection with the Trust’s acquisition on that date of all the assets of the Overseas Equity B Fund of John Hancock Variable Series Trust I (“JHVST”) in exchange for Series NAV shares pursuant to an agreement and plan of reorganization. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Overseas Equity B Fund, the Trust’s predecessor. These Shares were first issued on May 1, 1996.

4

The MSCI EAFE Index is represented from the fund’s inception to October 31, 2008, then the MSCI AC World ex U.S. Index was added to more accurately reflect the investment objective of the Overseas Equity Trust from November 1, 2008 and thereafter.

Pacific Rim Trust
Subadviser: MFC Global Investment Management (U.S.A.) Limited
Portfolio Managers: Tahnoon Pasha

INVESTMENT OBJECTIVE & POLICIES ▶ To achieve long-term growth of capital by investing at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks and equity-related securities of established, larger-capitalization non-U.S. companies located in the Pacific Rim region, including emerging markets, that have attractive long-term prospects for growth of capital.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financial	27.07
Industrial	16.50
Consumer, Cyclical	13.45
Consumer, Non-cyclical	11.90
Basic Materials	8.12
Communications	7.83
Energy	5.00
Technology	4.10
Diversified	1.38
Utilities	1.19

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance ▶ For the year 2008, the Pacific Rim Trust Series I returned –39.91%, outperforming the –40.34% return of the MSCI AC Pacific Free Index.

Environment ▶ Asian stock markets suffered a heavy sell-off after the U.S. financial market went into a tailspin following the collapse of Lehman Brothers and the downfall of AIG. The slide in Asian markets was exacerbated by the widening of sovereign credit spreads in emerging Asia as the impact of the credit freeze triggered by Leh-man’s downfall was felt through the system. However, fear subsided after the Federal Reserve established temporary liquidity swap facilities with the central banks of Brazil, Mexico, Republic of Korea and Singapore to provide external liquidity in amounts of up to US$ 30 billion in each case. In addition, governments around the world initiated fiscal policies to try to arrest the decline in economic momentum. Central banks also cut rates aggressively to mitigate the impact of a global economic slowdown.

All markets ended lower. The impact was more severe on countries such as Korea and Indonesia, which are vulnerable to capital outflows, as well as Taiwan, Singapore, and Thailand, which have high leverage to the global export cycle. Underpinned by fear of an imminent global recession and plunging commodity prices, the very successful trade of ‘buy commodities-sell financials’ earlier in the year reversed pattern with Basic Material sectors witnessing intense selling pressure while Financials recorded relative outperformance. The defensive sectors of Utilities and Telecommunications outperformed as investors fled for safety.

While the portfolio outperformed the regional markets, which fell by more than 40%, we were unable to fend off the negative impact of the global bear market. Greater China was the strongest contributor to portfolio performance from a regional perspective, adding around 2.70 percentage points of extra return. Japan and South East Asia were detractors. At a sector level, we benefited from selection in Financials and both selection and allocation in the Information Technology and Consumer Discretionary sectors.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return

Periods Ending December 31, 2008	1-year	5-year	10-year	5-year	10-year

Pacific Rim Trust Series I (began 10/4/94)	–39.91%	1.42%	2.83%	7.32%	32.16%
Pacific Rim Trust Series II2 (began 1/28/02)	–40.04%	1.25%	2.73%	6.40%	30.85%
Pacific Rim Trust Series NAV[3] (began 4/29/05)	–39.98%	1.83%	3.04%	9.51%	34.87%
MSCI AC Pacific Free Index	–40.34%	2.69%	2.72%	14.21%	30.78%

1	Performance does not reflect any insurance related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2

Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3

Series NAV shares were first offered April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.

Real Estate Equity Trust
Subadviser: T. Rowe Price Associates, Inc.
Portfolio Manager: David Lee

INVESTMENT OBJECTIVE & POLICIES ▶ The portfolio seeks long-term growth through a combination of capital appreciation and current income by primarily investing in the equity securities of real estate companies.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financial	78.89
Consumer, Cyclical	2.83
Real Estate	1.20
Basic Materials	1.12

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust, if applicable.

PORTFOLIO MANAGER’S COMMENTARY

Performance ▶ For the year, the Real Estate Equity Trust Series NAV returned –41.69%, underperforming the –39.83% return of the DJ Wilshire REIT Index.

Environment ▶ The economy continued to weaken because of the prolonged impact of the credit crisis. Sluggish consumer spending, disappointing employment data, and the credit crisis continued to temper performance. Real estate securities lost about 40% of their value in 2008 due to concerns that the U.S. economy may well be headed for an extended slowdown.

Major real estate segments sold off considerably, reflecting concerns that many commercial real estate investment trusts (REITs) face potential delinquencies and mortgage defaults because of the increased difficulty and high cost of borrowing money. Office stocks pulled back substantially on mounting concerns about consumer and commercial weakness and their negative impact on economic expansion. Regional mall returns were poor, stemming from investor worries about sluggish consumer spending. Lodging remained in negative territory as the protracted economic downturn raised vacancy rates and lowered earnings expectations for these companies. Apartments held up better than other segments, with landlords reporting fewer departures into single-family homes.

Stock selection in shopping centers was the largest contributor to relative performance. The industrial subsector was the worst-performing group in the Index during the year on fears of economic softness. However, stock selection contributed positively, as our positions held up better than many others.

On a negative note, our avoidance of health care REITs was the largest detractor from relative results. We have historically chosen not to own pure-play health care REITs for a number of reasons. First, they tend to have high concentration in an industry known for public pressure to maintain low costs. Second, they are typically special-use buildings with less adaptability in the event of tenant vacancy. Third, and most important, they are often located in areas not considered prime by our standards; our mantra has long been “location, location, location.” With long-term leases, often a result of sale/leaseback transactions, health care REITs can possess characteristics similar to bonds while we seek more equity-like returns.

With that said, investors were recently drawn to this subsector because of its recent inclusion in closely followed indices and the general perception that it will be resistant to any economic slowdown. Our underweight in self-storage REITs, also detracted, as it was the best-performing segment in 2008. Stock selection in the office and industrial segment also detracted.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return

Periods Ending December 31, 2008	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception

Real Estate Equity Trust Series NAV (began 4/28/06)	–41.69%	—	—	–18.57%	—	—	–42.30%
DJ Wilshire REIT Index[2]	–39.83%	—	—	–17.13%	—	—	–39.53%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at inception date is not available.

Real Estate Securities Trust
Subadviser: Deutsche Investment Management Americas Inc.
Portfolio Managers: John W. Ehlinger, John F. Robertson, John W. Vojticek, Asad Kazim

INVESTMENT OBJECTIVE & POLICIES ▶To seek a combination of long-term capital appreciation and current income by primarily investing in equity securities of REITs and real estate companies.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financial	94.81

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance ▶For the year, the Real Estate Securities Trust Series I returned –39.42%, outperforming the –40.87% return of the Morgan Stanley REIT Index.

Environment ▶Credit market and economic concerns accompanied by Federal Reserve intervention created a financial market rollercoaster during the first quarter. The sub-prime mortgage fallout continued to reverberate into all areas of the credit and financial markets. Non-investment grade and unrated debt spreads widened to unprecedented levels. Concerns pertaining to mono-line insurers’ ability to maintain investment grade status arose and although equity infusions reduced the risk, it did not disappear.

The economic data reflected these stresses. Employment worsened, home prices and sales continued their decline, and consumer confidence fell to a six-year low. The second quarter was volatile, with a rally early in April violently reversing itself in June. The positive capital markets and asset transactions that suggested the bottom may be behind us were quickly forgotten as oil steadily moved higher, creating heightened concerns for consumers and increased fears of global inflation. Continued write-downs from global financial institutions also dampened the enthusiasm that had returned to the credit markets.

The third quarter witnessed a virtual freezing of the credit markets, driving an unprecedented number of financial institution failures or near failures: the U.S. Treasury seized control of residential lenders Fannie Mae and Freddie Mac and insurance giant AIG, Bank of America announced the acquisition of Merrill Lynch, Wachovia became an acquisition target and Lehman Brothers declared bankruptcy and then sold parts of the company to Barclays. Key economic indicators were decidedly negative, led by rising unemployment and a declining housing market. One mildly bright side to the economic slump was that it drove oil prices lower.

Entering the fourth quarter, REITs were relative outperformers compared to broader equity indices, as REITs posted slightly positive returns. This changed abruptly as REITs erased their year-to-date relative gains on the back of a decline of more than 60% through November 20, which marked the bottom for 2008. From that date, REITs rebounded strongly, finishing down about 40%, by far the worst year ever for REITs. Commercial mortgage-backed securities (CMBS) meaningful widened during November, as yields on AAA 10-year commercial mortgage-backed securities climbed nearly 400 basis points (four percentage points) during the month, suggesting increased risk in real estate debt. Historically attractive valuations relative to direct real estate helped begin the REIT rally, but the Fed’s aggressive action in mid-December and the resulting increase in risk appetite helped propel the index near year-end.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return

Periods Ending December 31, 2008	1-year	5-year	10-year	5-year	10-year

Real Estate Securities Trust Series I (began 4/30/87)	–39.42%	0.84%	5.91%	4.27%	77.55%
Real Estate Securities Trust Series II2 (began 1/28/02)	–39.58%	0.63%	5.78%	3.20%	75.35%
Real Estate Securities Trust Series NAV[3] (began 2/28/05)	–39.39%	0.88%	5.93%	4.50%	77.95%
Morgan Stanley REIT Index	–40.87%	–0.29%	6.67%	–1.43%	90.79%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2

Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3

Series NAV shares were first offered February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

Science & Technology Trust
Subadvisers: T. Rowe Price Associates, Inc./RCM Capital Management
Portfolio Managers: RCM — Huachen Chen, Walter Price; T. Rowe Price — Michael Sola through 12/31/08, Ken Allen as of 1/1/09

INVESTMENT OBJECTIVE & POLICIES ▶To seek long-term growth of capital by investing at least 80% of its net assets in the common stocks of companies expected to benefit from the development, advancement, and/or use of science and technology.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Technology	52.91
Communications	27.52
Consumer, Cyclical	4.72
Industrial	3.05
Consumer, Non-cyclical	1.86
Investment Companies	0.61
Basic Materials	0.47
Energy	0.15

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust, if applicable.

PORTFOLIO MANAGER’S COMMENTARY

Performance ▶For the year, the Science and Technology Trust Series I returned –44.44%, in line with the –44.10% return of the Lipper Science & Technology Index.

T. Rowe:

Environment ▶The year 2008 was one of the worst ever for the U.S. equity market as the major stock indexes suffered their worst calendar-year performance in more than 70 years. The driving forces behind the steep decline in stocks included a year-long recession —characterized by increasingly sharp job losses and a significant slowdown in consumer spending — and a persistent credit crisis, which led to the failure of several major financial institutions and the bailout or buy-out of many others. The federal government provided credit facilities and direct cash infusions to prevent a systemic collapse in the Financial sector, while the Federal Reserve cut short-term interest rates to a historically low range of 0% to 0.25% in an unprecedented move to shore up the flagging economy. Despite these extraordinary actions, investors remained pessimistic about the near-term chance of a recovery, sending the broad stock indexes down by more than 35% for the year.

In this environment, science and technology stocks underperformed the broader equity market. The economic downturn led to a marked reduction in demand for consumer electronics, as well as a decline in business spending on technology.

The portfolio’s outperformance of its benchmark was entirely the result of stock selection in the semiconductor industry. Despite falling demand, digital semiconductor companies held up well. Xilinx and Altera, both of which produce programmable logic devices, contributed to relative performance. Another top contributor was analog chipmaker Analog Devices, which lowered costs and managed its inventory effectively to remain profitable through the downturn.

Other contributors included telecommunications equipment makers, led by wireless technology company Qualcomm. The company’s strong relationships with cell phone manufacturers helped sustain healthy cash flows from royalties on its wireless patents.

On the downside, stock selection among software makers detracted from performance compared with the benchmark. The main culprit was a significant overweight position in video game maker Electronic Arts, which slumped as weaker consumer spending led to a significant slowdown in sales, particularly for its top game titles. The portfolio’s lack of exposure to the Health Care segment also weighed on relative performance, most notably in biotechnology.

RCM:

Environment ▶The S&P North America Technology Sector Index was biased towards larger-capitalization U.S. technology stocks during 2008. The Trust’s exposure to the higher growth, mid-cap stocks that, in many cases, significantly declined during the period, hurt relative results. In addition, the Trust’s global exposure, particularly to holdings in Asia, detracted from performance. Some of the Trust’s worst-performing stocks were two Chinese companies, one an Internet company and the other a solar company; we sold both during the year but they still detracted from overall performance. As 2007 ended, concerns about the credit markets intensified, and during the first quarter of 2008 many portions of the credit markets ceased to function. After the rescue of Bear Stearns and the Federal Reserve’s willingness to take broker and bank debt as collateral for Treasury bills, liquidity began to be restored in financial markets. Technology stocks had their only positive returns during the second quarter of 2008. As the third quarter progressed, we became more concerned about the financial markets and defensively positioned the Trust by increasing portfolio weights to hold more large-cap names. Unfortunately, we were not cautious enough, as the bankruptcy of Lehman Brothers triggered a loss of confidence in all debt that was not guaranteed by a government and caused the financial markets to freeze. Business took a step downward in mid-September and did not seem to stabilize until late November. As a result, stock prices declined dramatically, investors appeared to flee all risk, and new projects were cut back, postponed, or otherwise constrained by tight money.

We conducted an analysis comparing individual technology company’s performance during today’s market to the technology bust of 2000–2003. We decided to purchase many of these companies’ stocks based on their ability to weather a downturn. However, we did not anticipate the panic selling by hedge funds of many of our mid-cap holdings, which were hit by redemptions late in the year. Fundamentals and valuation were largely irrelevant during this period of selling. We believe growth is now selling at a relative discount, and many of our holdings are near historically low valuations. We have decided to maintain many of these positions in the portfolio despite their stock weakness, and in some cases we have purchased more, though recent performance has suffered as a result.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return

Periods Ending December 31, 2008	1-year	5-year	10-year	5-year	10-year

Science & Technology Trust Series I (began 1/1/97)	–44.44%	–6.31%	–6.75%	–27.82%	–50.30%
Science and Technology Trust Series II2 (began 1/28/02)	–44.60%	–6.50%	–6.86%	–28.55%	–50.85%
Science and Technology Trust Series NAV[3] (began 4/29/05)	–44.42%	–6.27%	–6.73%	–27.65%	–50.18%
Lipper Science & Technology Index	–44.10%	–5.23%	–4.06%	–23.57%	–33.92%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2

Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3

Series NAV shares were first offered April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.

Small Cap Growth Trust
Subadviser: Wellington Management Company, LLP
Portfolio Manager: Steven C. Angeli, Mario Abularach, Stephen Mortimer

INVESTMENT OBJECTIVE & POLICIES ▶To seek long-term capital appreciation by investing at least 80% of its net assets in small-companies, those with market capitalizations not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index or the S&P Small Cap 600 Index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Non-cyclical	23.60
Industrial	15.66
Consumer, Cyclical	12.14
Technology	9.57
Communications	9.03
Financial	6.64
Energy	5.26
Basic Materials	1.95
Investment Companies	1.65
Diversified	1.32

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust, if applicable.

PORTFOLIO MANAGER’S COMMENTARY

Performance ▶For the year, the Small Cap Growth Trust Series NAV returned –39.54%, underperforming the –38.54% return of the Russell 2000 Growth Index.

Environment ▶For the year, U.S. equities declined amid slowing consumer demand, rising unemployment, and frozen credit markets, highlighted by the demise of Lehman Brothers and the government takeover of Fannie Mae and Freddie Mac, along with the collapse of other major financial institutions. Stocks, as measured by the S&P 500 Index, ended the year down 37.0%, the worst annual decline since 1937. After hitting an 11-year low in November, equities rebounded somewhat as the U.S. government decided to backstop Citigroup and the Federal Reserve announced that it would purchase mortgage-backed securities from government-sponsored enterprises. Other events that helped soothe investors’ nerves included the Fed’s move to slash the federal funds rate to all-time lows, news of a proposed stimulus package from U.S. President-elect Obama’s administration, and anticipated government aid to U.S. auto-makers. Small-cap stocks, as measured by the Russell 2000 Index, fell 33.8% for the year.

Security selection was the primary driver of underperformance in the Trust during the period, particularly in the Financials, Energy and Information Technology sectors. Stock selection within, and an underweight allocation to, the Health Care sector also detracted from performance.

Among the largest detractors in the Trust were a Chinese media company, a broker of exchange-listed futures and options, and a semiconductor manufacturer.

Sector allocation, a result of the bottom-up security selection process, was positive and helped to partially offset the stock selection effect. The Trust benefited from an underweight to Energy and a modest cash allocation. Stock selection with the Telecommunications Services and Industrials sectors was also positive. Among the top contributors to portfolio performance were a technical and management support services firm, a warehouse club operator, and an oil & gas exploration and production company.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return

Periods Ending December 31, 2008	1-year	5-year	10-year	5-year	10-year

Small Cap Growth Trust Series I2 (began 4/29/05)	–39.68%	0.02%	–0.99%	0.12%	–9.43%
Small Cap Growth Trust Series II2 (began 4/29/05)	–39.80%	–0.14%	–1.07%	–0.70%	–10.17%
Small Cap Growth Trust Series NAV[3] (began 4/30/96)	–39.54%	0.08%	–0.96%	0.42%	–9.16%
Russell 2000 Growth Index	–38.54%	–2.35%	–0.76%	–11.22%	–7.34%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2

The Series I and Series II shares of the Small Cap Growth Trust were first offered on April 29, 2005. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Small Cap Emerging Growth Fund, the Trust’s predecessor. The performance of this class of shares would have been lower if it reflected the higher expenses of Series I and Series II shares.

3

The Series NAV shares of the Small Cap Growth Trust were first issued on April 29, 2005 in connection with the Trust’s acquisition on that date of all the assets of the Small Cap Growth Fund of John Hancock Variable Series Trust I (“JHVST”) in exchange for Series NAV shares pursuant to an agreement and plan of reorganization. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Small Cap Growth Fund, the Trust’s predecessor. These Shares were first issued on May 1, 1986.

Small Cap Intrinsic Value Trust
Subadviser: MFC Global Investment Management (U.S.), LLC Portfolio Manager: Timothy M. Malloy, Roger Hamilton

INVESTMENT OBJECTIVE & POLICIES ▶To seek long-term capital appreciation, the portfolio invests at least 80% of net assets in equity securities of small-capitalization companies of the Russell 2000 Index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Communications	20.57
Consumer, Non-cyclical	20.54
Financial	11.50
Consumer, Cyclical	9.48
Basic Materials	7.22
Technology	6.60
Energy	5.62
Industrial	3.94
Real Estate	2.13

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance ▶For the year, the Small Cap Intrinsic Value Trust Series NAV returned –57.66%, underperforming the –33.79% return of the Russell 2000 Index.

Environment ▶The U.S. stock market experienced high volatility in December, with the S&P 500 Index ending the month in slightly positive territory. Amid conflicting news reports, investors grappled with the extent of the unfolding economic downturn. On December 1, the National Bureau of Economic Research confirmed that the U.S. economy was, in fact, in recession and has been since December 2007. Other news followed, including confirmation of a significant drop in third quarter 2008 economic growth, extremely weak retail sales and record-high unemployment. In addition, bleak housing figures relating to falling home prices and rising mortgage delinquencies/foreclosures fanned concern in credit markets.

Among the positives, stocks rose on news of U.S. government measures aimed at limiting the severity of the downturn. Stocks reacted positively to President-elect Barack Obama’s announced government stimulus plan and the U.S. government’s steps to bail out the domestic auto industry. In addition, the Federal Reserve’s reduction in its overnight lending rate to a record low of 0.25% buoyed stock prices mid-month, providing the market with some much-needed stability. Improving over last month, five of the 10 sectors in the S&P 500 Index had gains in December, with the Health Care and Consumer Discretionary sectors leading the pack.

Trust performance was hampered by weak stock selection within the Materials and Energy sectors, as well as a sizable overweight in Technology stocks. Detractors to the portfolio were Technology companies that were hurt by the economic slowdown and by the news that national advertising will be under pressure with a weaker economy. Energy holdings fell on continued worries concerning falling commodity prices. On a positive note, strong stock selection among Consumer Staples benefited results. The portfolio remains overweight in Information Technology and underweight in Health Care and Financials.

	Average Annual Total Return				Cumulative Total Return
PERFORMANCE TABLE[1]

Periods Ending December 31, 2008	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception

Small Cap Intrinsic Value Trust Series I (began 1/28/08)	—	—	—	–54.53%	—	—	–52.11%
Small Cap Intrinsic Value Trust Series NAV (began 5/1/07)	–57.66%	—	—	–42.31%	—	—	–60.12%
Russell 2000 Index[2]	–33.79%	—	—	–24.30%	—	—	–37.20%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

Small Cap Opportunities Trust
Subadviser: Invesco Aim Capital Management, Inc./Dimensional Fund Advisors, LP4
Portfolio Managers: Juliet S. Ellis, Juan R. Hartsfield, Stephen A. Clark

INVESTMENT OBJECTIVE & POLICIES ▶To seek long-term capital appreciation by investing at least 80% of the portfolio’s net assets in equity securities of small-capitalization companies.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financial	17.66
Industrial	17.52
Consumer, Non-cyclical	16.26
Consumer, Cyclical	12.96
Communications	8.10
Technology	7.46
Energy	6.31
Basic Materials	3.71
Utilities	1.82
Real Estate	0.47

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance ▶For the year, the Small Cap Opportunities Trust Series I returned –42.13%, underperforming the –33.79% return of the Russell 2000 Index.

Environment ▶Many factors contributed to the negative performance of most major market indexes for the year. The chief catalyst was the ongoing subprime loan crisis and its far-reaching effects on overall credit availability. Additionally, record-high crude oil prices, falling home values and the weak U.S. dollar placed significant pressure on the purchasing power of consumers. Later in the fiscal year, consumer confidence fell and market volatility increased dramatically due to growing fears of a global recession. In this environment, indexes measuring the performance of large-, mid- and small-cap stocks were all in negative territory.

The Trust underperformed in three sectors: Financials, Utilities and Energy. The Trust underperformed by the widest margin in the Financials sector, driven by an underweight position and stock selection. The portfolio also underperformed in the Utilities sector, due to stock selection and an underweight position. The underweight position detracted from performance as Utilities was the best performing sector in the Russell 2000 Index. Underperformance in the Energy sector was largely due to an overweight position, as many holdings were hurt by the falling price of crude oil during the latter half of the year. All five of the Trust’s five largest detractors from performance were energy companies: Penn VA Corp, Parallel Petroleum Corp, Natco Group Inc., Complete Production Services and Venoco Inc.

Some of this underperformance was offset by outperformance in other sectors, including Industrials, Consumer Discretionary, Consumer Staples, Materials and Health Care. The Trust outperformed by the widest margin in the Industrials sector, driven by stock selection. Two of the portfolio’s holdings in the Industrials sector were among the top five contributors to performance: Allegiant Travel Co. and AAR Corp. In the Consumer Discretionary sector, adult education provider Capella Education Co. was a key contributor to performance. In Health Care, Gentiva Health Services was a top contributor.

At year-end, the largest industry group overweights versus the Russell 2000 Index included transportation, telecommunication services, semiconductors/semiconductor equipment and household/personal products. The largest industry underweights included real estate, banks, utilities and pharmaceuticals/biotechnology/life sciences.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return

Periods Ending December 31, 2008	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception

Small Cap Opportunities Trust Series I (began 5/5/03)	–42.13%	–4.36%	—	2.03%	–19.99%	—	12.01%
Small Cap Opportunities Trust Series II (began 5/5/03)	–42.25%	–4.55%	—	1.83%	–20.78%	—	10.78%
Small Cap Opportunities Trust Series NAV[2] (began 2/28/05)	–42.13%	–4.33%	—	2.05%	–19.87%	—	12.19%
Russell 2000 Value Index[3]	–28.92%	0.27%	—	6.45%	1.35%	—	42.40%
Russell 2000 Index[3,5]	–33.79%	–0.93%	—	4.85%	–4.56%	—	30.75%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2

Series NAV shares were first offered 2/28/05. For periods prior to 2/28/05, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to 2/28/05 reflected Series NAV expenses, performance would be higher.

3	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

4	Current subadviser assignment for Dimensional Fund Advisors, LP became effective December 19, 2008. AIM Capital Management Inc. began subadvising the Trust on June 30, 2008.

5

The Russell 2000 Value Index is represented from the fund’s inception to December 18, 2008, then the Russell 2000 Index was added to more accurately reflect the investment objective of the Small Cap Opportunities Trust from December 19, 2008, and thereafter.

Small Cap Value Trust
Subadviser: Wellington Management Company, LLP
Portfolio Manager: Timothy McCormack, Shaun F. Pedersen

INVESTMENT OBJECTIVE & POLICIES ▶The portfolio’s objective is to seek long-term capital appreciation by investing at least 80% of its net assets in small-cap companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Industrial	21.93
Financial	21.78
Consumer, Non-cyclical	16.79
Consumer, Cyclical	15.12
Utilities	6.05
Basic Materials	3.47
Energy	3.42
Technology	3.39
Communications	1.24

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust, if applicable.

PORTFOLIO MANAGER’S COMMENTARY

Performance ▶For the year, the Small Cap Value Trust Series NAV returned –26.12%, underperforming the –28.92% return of the Russell 2000 Value Index.

Environment ▶For the year, U.S. equities declined amid slowing consumer demand, rising unemployment, and frozen credit markets, highlighted by the demise of Lehman Brothers and the government takeover of Fannie Mae and Freddie Mac, along with the collapse of other major financial institutions. Stocks, as measured by the S&P 500 Index, ended the year down 37.0%, the worst annual decline since 1937. After hitting an 11-year low in November, equities rebounded somewhat as the U.S. government decided to backstop Citigroup and the Federal Reserve announced that it would purchase mortgage-backed securities from government-sponsored enterprises. Other events that helped soothe investors’ nerves included the Federal Reserve’s move to slash the federal funds rate to all-time lows, news of a proposed stimulus package from U.S. President-elect Obama’s administration, and anticipated government aid to U.S. automakers. Small-cap stocks outperformed both their large-cap and mid-cap counterparts as measured by the Russell 2000, S&P 500, and S&P 400 MidCap indices, respectively. Growth stocks dramatically underperformed value stocks as measured by the Russell 2000 Growth and Russell 2000 Value Indices.

For the year 2008, the Trust benefited from strong security selection, particularly in the Consumer Discretionary, Materials and Energy sectors. The portfolio also benefited from an underweight to the Information Technology sector and our normal/modest cash allocation. Among the top contributors to performance were an oil & gas exploration company, a snack food manufacturer and a cleaning product manufacturer.

Weaker security selection in Industrials and Health Care detracted from performance, as did an overweight to the Consumer Discretionary sector and an underweight to Financials. Among the major stocks detracting from performance were an orthopedic products manufacturer, an office products manufacturer and a data storage solutions provider.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return

Periods Ending December 31, 2008	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception

Small Cap Value Trust Series I2 (began 4/29/05)	–26.08%	3.23%	—	10.51%	17.23%	—	154.18%
Small Cap Value Trust Series II2 (began 4/29/05)	–26.31%	3.06%	—	10.41%	16.25%	—	152.05%
Small Cap Value Trust Series NAV[3] (began 8/31/99)	–26.12%	3.25%	—	10.52%	17.32%	—	154.37%
Russell 2000 Value Index[4]	–28.92%	0.27%	—	6.67%	1.35%	—	82.69%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2

The Series I, and Series II shares of the Small Cap Value Trust were first offered on April 29, 2005. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Small Cap Value Fund, the Trust’s predecessor. The performance of this class of shares would have been lower if it reflected the higher expenses of Series I, and Series II shares.

3

The Series NAV shares of the Small Cap Value Trust were first issued on April 29, 2005 in connection with the Trust’s acquisition on that date of all the assets of the Small Cap Value Fund of John Hancock Variable Series Trust I (“JHVST”) in exchange for Series NAV shares pursuant to an agreement and plan of reorganization. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Small Cap Value Fund, the Trust’s predecessor. These Shares were first issued on August 31, 1999.

4

All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available. Current subadviser assignment became effective April 29, 2005.

Small Company Trust
Subadviser: T. Rowe Price Associates, Inc.4
Portfolio Manager: Preston G. Athey

INVESTMENT OBJECTIVE & POLICIES ▶To seek long-term capital growth by investing at least 80% of its net assets in stocks of U.S. companies that have market capitalizations at the time of investment, not greater than that of the largest company in the S&P SmallCap 600 Index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Industrial	23.50
Financial	18.90
Consumer, Non-cyclical	16.14
Consumer, Cyclical	10.69
Basic Materials	8.00
Technology	5.57
Utilities	4.29
Energy	4.23
Communications	2.38
Investment Companies	0.65

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance ▶For the year, the Small Company Trust Series I returned –43.23%, underperforming the –31.09% return of the S&P SmallCap 600 Index.

Environment ▶In 2008, the U.S. stock market ended a five-year winning streak by suffering its worst loss since the Great Depression. A debilitating credit crisis led to a calamity in the Financial sector as a number of major financial institutions filed for bankruptcy, sold out to competitors to avoid insolvency, or were taken over by the U.S. federal government. In addition, a year-long U.S. economic recession resulted in the highest unemployment rate in 16 years and a sharp slowdown in consumer spending. Despite extraordinary efforts by the federal government to stimulate economic activity and bolster the struggling Financial sector, economic and credit conditions continued to deteriorate throughout the year, triggering a steep stock market decline. For the year, the broad equity indexes fell by more than 35%, though small-cap stocks held up slightly better than the overall market.

Every sector within the portfolio declined for the reporting period, with the biggest negative impact coming from the Financials and Information Technology sectors. Commercial banks and real estate investment trusts detracted the most in the Financials sector, while semiconductor manufacturers and electronic equipment makers were the weakest performers within Information Technology. The economically sensitive Consumer Discretionary sector was another notable area of weakness, particularly specialty retailers, auto parts manufacturers, and apparel companies.

The best-performing sectors in the portfolio included Utilities and Materials, each of which contained one of the few industries that generated positive performance for the year. In the Utilities sector, multi-utilities advanced, while containers and packaging companies gained ground in the Materials sector.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return

Periods Ending December 31, 2008	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception

Small Company Trust Series I (began 5/3/04)	–43.23%			–6.66%			–27.47%
Small Company Trust Series II (began 5/3/04)	–43.30%			–6.83%			–28.10%
Small Company Trust Series NAV[2] (began 2/28/05)	–43.16%			–6.60%			–27.27%
S&P SmallCap 600 Index[3]	–31.09%			–0.37%			1.73%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2

Series NAV shares were first offered February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

3	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

4	Current subadviser assignment became effective December 19, 2008.

Small Company Growth Trust
Subadviser: Invesco Aim Capital Management, Inc.
Portfolio Manager: Juliet S. Ellis, Juan R. Hartsfield, Clay Manley

INVESTMENT OBJECTIVE & POLICIES ▶To seek long-term growth of capital by investing at least 80% of the portfolio’s net assets in securities of small capitalization companies.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Non-cyclical	29.04
Industrial	14.11
Technology	13.41
Consumer, Cyclical	9.71
Financial	6.71
Communications	5.47
Energy	5.27
Utilities	1.86
Basic Materials	0.46

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust, if applicable.

PORTFOLIO MANAGER’S COMMENTARY

Performance ▶For the year, the Small Company Growth Trust Series NAV returned –38.57%, performing in line with the –38.54% return of the Russell 2000 Growth Index.

Environment ▶Many factors contributed to the negative performance of most major market indexes for the year. The chief catalyst was the ongoing subprime loan crisis and its far-reaching effects on overall credit availability. Additionally, record-high crude oil prices, falling home values and the weak U.S. dollar placed significant pressure on the purchasing power of consumers. Later in the fiscal year, consumer confidence fell and market volatility increased dramatically due to growing fears of a global recession. In this environment, indexes measuring the performance of large-, mid- and small-cap stocks were all in negative territory.

The Trust outperformed the Russell 2000 Growth Index by the widest margin in the Consumer Discretionary sector, driven by stock selection and an underweight position. The portfolio’s underweight position was a benefit as many Consumer Discretionary stocks were weakened by significant reductions in consumer spending. One of the best-performing holdings in the sector was teen retailer Hot Topic Inc.

The portfolio also outperformed the Russell 2000 Growth Index in Consumer Staples, due to both stock selection and an overweight position. A third area of strength for the portfolio was the Information Technology sector, where strong relative performance versus the benchmark was driven primarily by stock selection in the technology hardware and equipment industry group.

The portfolio underperformed the benchmark by the widest margin in Health Care, driven largely by stock selection and an underweight position in the pharmaceutical, biotechnology and life sciences industry group. Holdings that detracted from performance included BioMarin Pharmaceutical Inc. and Varian Inc. Other areas of weakness included the Industrials, Financials and Energy sectors, where the portfolio’s holdings generally underperformed those of the Russell 2000 Growth Index. Key detractors included SVB Financial Group (financials), Carrizo Oil & Gas Inc. and Ion Geophysical Corp (energy).

At year end, the largest industry group overweights versus the Russell 2000 Growth Index included semiconductors/semiconductor equipment, transportation, consumer services and diversified financials. The largest industry underweights included pharmaceuticals/biotechnology/ life sciences, capital goods and consumer durables/apparel.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return

Periods Ending December 31, 2008	1-year	5-year	10-year	Since inception	1-year	5-year	10-year	Since inception

Small Company Growth Trust Series NAV (began 10/24/05)	–38.57%	—	—	–6.03%	–38.57%	—	—	–17.97%
Russell 2000 Growth Index[2]	–38.54%	—	—	–7.28%	–38.54%	—	—	–21.41%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

Small Company Value Trust
Subadviser: T. Rowe Price Associates, Inc.4
Portfolio Manager: Preston G. Athey

INVESTMENT OBJECTIVE & POLICIES ▶To seek long-term growth of capital by investing at least 80% of the portfolio’s net assets in companies with market capitalizations that do not exceed the maximum market capitalization of any security in the Russell 2000 Index at the time of purchase. The portfolio invests in small companies whose common stocks are believed to be undervalued.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Industrial	22.18
Financial	17.76
Consumer, Non-cyclical	15.49
Consumer, Cyclical	10.12
Basic Materials	7.58
Technology	5.31
Utilities	4.11
Energy	3.97
Communications	2.22
Investment Companies	0.70

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust, if applicable.

PORTFOLIO MANAGER’S COMMENTARY

Performance ▶For the year, the Small Company Value Trust Series I returned –27.05%, outperforming the –28.92% return of the Russell 2000 Value Index.

Environment ▶U.S. stocks plunged deep into bear market territory in 2008, as the economy sank into its first recession since 2001. The year was marked by extreme stock market volatility, heightened risk aversion, and intense pressures on financial companies stemming from severe mortgage losses and the freezing up of credit markets. Policymakers and the Federal Reserve took extraordinary actions to avert financial disaster. Small-cap stocks held up better than their larger peers and value stocks outperformed growth stocks across all market capitalizations.

The Consumer Discretionary sector was by far the largest contributor to results versus the Index. Two companies stood out as top performers —Aaron Rents and Corinthian Colleges. Aaron Rents has thrived despite economic weakness as consumers unable to buy goods on credit turned to renting big-ticket items, such as home furnishings. Corinthian Colleges, a post-secondary education provider, benefited from increased enrollment as rising unemployment has prompted workers to return to school to bolster their skills.

Results relative to the Index were more subdued in Health Care and Industrials and Business Services, but they still contributed to outperformance. In Health Care, the portfolio benefited from our selection of holdings. Two biotechnology investments were top contributors — Myriad Genetics and Landauer. Investors approved Myriad Genetics’ announcement that it would spin off its drug development business. Landauer, a provider of analytical services, benefited from an increase in international business. In Industrials and Business Services, the portfolio was aided by a significantly overweight position and stock selection. Beacon Roofing Supply, a distributor of roofing materials, and Genesee & Wyoming, an operator of regional freight railroads, were stand-out performers.

An underweight position and stock selection in the Financials sector hampered relative results. SVB Financial Group, a regional bank with little exposure to housing debt, had held up well but began to struggle as the credit crisis spread throughout the economy.

Oil prices have dropped precipitously from the historic high reached last summer and the Energy sector within the Index ended the year down nearly 50%. In this environment, the portfolio’s overweight position detracted from relative performance.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return

Periods Ending December 31, 2008	1-year	5-year	10-year	5-year	10-year

Small Company Value Trust Series I (began 10/1/97)	–27.05%	2.20%	5.50%	11.47%	70.84%
Small Company Value Trust Series II2 (began 1/28/02)	–27.26%	1.98%	5.37%	10.29%	68.78%
Small Company Value Trust Series NAV[3] (began 2/28/05)	–27.04%	2.23%	5.52%	11.67%	71.14%
Russell 2000 Value Index	–28.92%	0.27%	6.11%	1.35%	80.87%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2

Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3

Series NAV shares were first offered 2/28/05. For periods prior to 2/28/05, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to 2/28/05 reflected Series NAV expenses, performance would be higher.

4	Current subadviser assignment became effective April 30, 2001

Smaller Company Growth Trust
Subadviser: MFC Global Investment Management (U.S.A.) Limited, Frontier Capital Management Company, Perimeter Capital Management, LLC Portfolio Managers: Mark D. Garfinkel, James N. Behre, Michael A. Cavarretta, Christopher J. Scarpa, Carson Jen, Narayan Ra

INVESTMENT OBJECTIVE & POLICIES ▶To seek long term capital appreciation by investing at least 80% of its net assets in small cap equity securities, those with market capitalizations not exceeding $5.5 billion at the time of purchase.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Non-cyclical	25.72
Industrial	15.18
Consumer, Cyclical	14.87
Communications	13.33
Technology	9.88
Financial	6.81
Energy	5.76
Basic Materials	3.55
Government	1.07
Utilities	0.31

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust, if applicable.

PORTFOLIO MANAGER’S COMMENTARY

Performance ▶Since its inception, the Smaller Company Growth Trust Series NAV returned –15.12%, outperforming the –15.65% return of the Russell 2000 Growth Index.

Environment ▶The recession that manifested itself in the third quarter deepened in the fourth quarter, spreading to all industries. The automotive industry is witnessing its most alarming downturn since 1992. General Motors, Ford and Chrysler, the three largest automakers in the U.S., requested a bailout from the government in order to avoid bankruptcy.

One of the most significant events in the fourth quarter was the election of a Democratic U.S. president. The president-elect has expanded his economic stimulus goals and over the next two years is hoping to create 3 million jobs. The Congressional Budget Office estimated the U.S. budget deficit would jump to about $1.2 trillion for the current fiscal year, not including a planned stimulus program.

By the end of the fourth quarter, unemployment in the United States rose to 7.2% from 6.1% at the end of the previous quarter. Non-farm payroll fell by about 1.5 million during the quarter, bringing the total payroll decline for the year to 2.56 million. Furthermore, the annual U.S. gross domestic product (GDP) contracted by 0.5% at the end of the third quarter. Economists are predicting a contraction for the U.S. economy through mid-2009. As a result, the Consumer Confidence Index decreased by 38% from the previous quarter-end, its lowest level in at least 41 years. Gasoline and other energy prices continued to decrease through November, bringing the U.S. cost of living down. The Consumer Price Index dropped 1.7% in November. Inflation is expected to continue to decline through 2009.

For the quarter, the Utilities Index was the best performing sector, returning 0%, followed by Telecommunication Services, with a return of –0.02%. Consumer Discretionary and Health Care were the worst performers, returning –20.67% and –5.06%, respectively.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return

Periods Ending December 31, 2008	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception

Smaller Company Growth Trust NAV (began 10/7/08)	—	—	—	—	—	—	–15.12%
Russell 2000 Growth Index[2]	—	—	—	—	—	—	–15.65%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

U.S. Large Cap Trust
Subadviser: Capital Guardian Trust Company
Portfolio Managers: Theodore R. Samuels, Terry Berkemeier, Alan Wilson, Eric Stern, Jim Kang

INVESTMENT OBJECTIVE & POLICIES ▶To seek long-term growth of capital and income. The portfolio invests at least 80% of its net assets in equity-related securities of U.S. companies with market capitalizations, at the time of investment, greater than $500 million.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Non-cyclical	28.49
Communications	14.33
Financial	13.32
Industrial	12.11
Consumer, Cyclical	7.89
Energy	6.66
Technology	5.63
Basic Materials	4.59
Utilities	0.62

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance ▶For the year, the U.S. Large Cap Trust Series I returned –38.76%, undeperforming the –37.00% return of the S&P 500 Index.

Environment ▶The U.S. market was the epicenter of the global collapse. Credit evaporated, investment banks went bust and U.S. housing and consumer spending broke down, pushing automakers to the brink of collapse. Despite heavy intervention by the U.S. government, investors became increasingly alarmed and sought shelter from the storm, sending the S&P 500 Index down 37.0%.

By the end of September, the carnage was substantial. All of the major independent investment banks had been taken over, gone under or had applied to become traditional bank-holding companies, and three major institutions, Freddie Mac, Fannie Mae and American International Group, were under the control of the government. Credit markets had seized up, companies began having trouble rolling over their commercial paper, and cities were unable to market and sell municipal bonds.

The portfolio underperformed the benchmark, mainly due to stock selection in several sectors. We began the year with holdings in Financials that we believed would come through the credit crunch able to grow and increase market share. However, we underestimated the severity of the credit crisis and the extent to which companies with strong balance sheets were vulnerable. Our selection of Consumer Discretionary and Information Technology companies also detracted from the portfolio’s performance. The overweight position and selection in Health Care added to returns (although UnitedHealth Group was a detractor), as did the choice of Materials stocks.

Freddie Mac and Fannie Mae were among the largest drags on relative results, along with Lehman Brothers and Wachovia. However, other financial holdings, including JPMorgan Chase and Wells Fargo, were among the top contributors to relative returns. The portfolio also benefited from not owning Citigroup. Elsewhere, ImClone Systems, which was bought by Eli Lilly, and Genentech, which received a bid from Roche, contributed to results. Barrick Gold also helped returns as the price of the precious metal rose.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return

Periods Ending December 31, 2008	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception

U.S. Large Cap Trust Series I (began 5/1/99)	–38.76%	–4.80%	—	–1.97%	–21.82%	—	–17.52%
U.S. Large Cap Trust Series II2 (began 1/28/02)	–38.94%	–5.01%	—	–2.11%	–22.66%	—	–18.63%
U.S. Large Cap Trust Series NAV[3] (began 2/28/05)	–38.78%	–4.77%	—	–1.96%	–21.70%	—	–17.39%
S&P 500 Index[4]	–37.00%	–2.19%	—	–2.31%	–10.47%	—	–20.21%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2

Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3

Series NAV shares were first offered 2/28/05. For periods prior to 2/28/05, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to 2/28/05 reflected Series NAV expenses, performance would be higher.

4	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

U.S. Multi Sector Trust
Subadviser: Grantham, Mayo, Van Otterloo & Co. LLC
Portfolio Manager: Sam Wilderman

INVESTMENT OBJECTIVE & POLICIES ▶The portfolio seeks total return greater than its benchmark, the Russell 3000 Index, and invests at least 80% of its net assets in investments tied economically to the U.S.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Non-cyclical	42.56
Energy	13.83
Consumer, Cyclical	11.21
Technology	9.43
Communications	8.39
Industrial	4.40
Financial	3.31
Basic Materials	2.36
Utilities	0.15
Diversified	0.03

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance ▶For the year, the U.S. Multi Sector Trust Series NAV returned –27.30%, outperforming the –37.31% return of the Russell 3000 Index.

Environment ▶Sector selection added to relative returns for the year. Underweight positions in Consumer Staples, Health Care and Financials added to returns relative to the benchmark.

Underweight positions in Utilities and Telecommunication Services and an overweight in Information Technology detracted.

Stock selection also contributed to relative returns. Selections in the Energy, Information Technology and Consumer Discretionary sectors added to returns versus the benchmark while picks in Health Care, Financials and Utilities detracted. Individual stocks contributing to relative returns in 2008 included overweight positions in Wal-Mart, Johnson & Johnson and Pfizer. Stock selection that detracted from returns included overweight positions in Merck and UnitedHealth Group and an underweight in Wells Fargo.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return

Periods Ending December 31, 2008	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception

U.S. Multi Sector Trust Series NAV (began 10/24/05)	–27.30%	—	—	–5.46%	—	—	–16.37%
Russell 3000 Index[2]	–37.31%	—	—	–6.85%	—	—	–20.23%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

Utilities Trust
Subadviser: MFS Investment Management
Portfolio Managers: Maura A. Shaughnessy, Albert D. Persons

INVESTMENT OBJECTIVE & POLICIES ▶To seek capital growth and current income by primarily investing in securities of companies in the utilities industry.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Utilities	48.01
Communications	29.38
Energy	18.39

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust, if applicable.

PORTFOLIO MANAGERS’ COMMENTARY

Performance ▶For the year, the Utilities Trust Series I returned –38.64%, underperforming the –26.62% return of the S&P Utilities Sector Index.

Environment ▶The U.S. economy and financial markets experienced a significant decline and extraordinary volatility in 2008. U.S. economic growth slowed significantly. Strong domestic headwinds included accelerated deterioration in the housing market, anemic corporate investment, a markedly weaker job market, and a much tighter credit environment. Late in the year, a series of tumultuous events hammered markets, including the conservatorship of Fannie Mae and Freddie Mac, the bankruptcy of investment bank Lehman Brothers, the Federal Reserve’s intervention of insurance company American International Group (AIG), the failure of Washington Mutual, the distressed sale of Wachovia, and the nationalization of several large European banks. This pushed global equity markets significantly lower and credit markets witnessed a severe dislocation.

While reasonably resilient early in the year, the global economy and financial system increasingly experienced considerable negative spillovers from the U.S. slowdown. During the year, the Fed cut interest rates aggressively and introduced a multitude of new lending facilities to alleviate ever-tightening credit markets, while the U.S. federal government moved quickly to design and implement a meaningful fiscal stimulus package. In the fall, slowing global growth resulted in a precipitous decline in commodity prices, which began to ease inflation. As inflationary concerns diminished late in the year in the face of global deleveraging, and equity and credit markets deteriorated more sharply, a coordinated rate cut by global central banks marked the beginning of much more aggressive monetary easing.

Stock selection in the electric power industry detracted from the portfolio’s relative performance. Several power generation companies were among the portfolio’s top detractors.

Holdings in the wireless communications industry, which is not represented in the benchmark, hurt relative returns. Holdings in the natural gas pipeline industry, which is also not represented in the benchmark, hindered relative performance as well. Currency exposure was a detractor from relative performance.

Security selection in the natural gas distribution industry was the principal investment factor contributing to relative performance. The portfolio’s holdings in the cable TV industry, not represented in the benchmark, also aided relative returns. Although the portfolio’s investments in the electric power industry underperformed the benchmark, several individual securities within this industry were positive contributors. The portfolio’s cash position also boosted relative returns during an equity market downturn. The portfolio holds cash to buy new holdings and to provide liquidity.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return

Periods Ending December 31, 2008	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception

Utilities Trust Series I (began 4/30/01)	–38.64%	9.14%	—	2.30%	54.82%	—	19.07%
Utilities Trust Series II2 (began 1/28/02)	–38.73%	8.93%	—	2.13%	53.39%	—	17.56%
Utilities Trust Series NAV[3] (began 4/29/05)	–38.50%	9.19%	—	2.33%	55.19%	—	19.36%
S&P Utilities Sector Index[4]	–26.62%	9.00%	—	–0.51%	53.85%	—	–3.81%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2

Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3

Series NAV shares were first offered April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.

4	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

Value Trust
Subadviser: Morgan Stanley Investment Management Inc.4 – Van Kampen
Portfolio Manager: James Gilligan

INVESTMENT OBJECTIVE & POLICIES ▶To realize an above-average total return over a market cycle of three to five years by investing in equity securities of companies with capitalizations similar to the market capitalization of companies in the Russell MidCap Value Index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financial	25.33
Consumer, Non-cyclical	16.56
Technology	11.48
Industrial	10.79
Consumer, Cyclical	9.54
Utilities	7.77
Basic Materials	5.93
Energy	5.37

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust, if applicable.

PORTFOLIO MANAGER’S COMMENTARY

Performance ▶For the year, the Value Trust Series I returned –40.87% underperforming the –38.44% return of the Russell MidCap Value Index.

Environment ▶In one of the most challenging years since the 1930s, stocks of all market capitalization ranges suffered substantial declines, including mid-cap stocks (in which the Trust primarily invests). Value stocks held up slightly better than growth stocks across the market-cap spectrum, although both styles had negative returns for the period.

All sectors in both the Russell MidCap Value Index and the Trust were down for the year. On a relative basis, the largest detractor was the Health Care sector, in which two health care equipment and services holdings suffered from company-specific problems. Stock selection in the Materials sector also dampened relative performance, due to a pulp and paper stock that was hurt earlier in the year by high commodity prices, and then later in the year by slowing global demand for its products. Within the Consumer Staples sector, the Trust had exposure to a pharmacy retail stock that dropped when the company’s access to capital became uncertain in the unfolding credit crisis.

However, stock selection in the Financial sector added to relative performance. The Trust benefited from owning a regional bank that had no exposure to subprime mortgages, as well as from insurance stocks, which held up better than other segments of the Financial sector. The Technology sector was another area of relative strength. A hardware and equipment holding was approached as an acquisition target, and its stock rallied in response. Finally, the portfolio’s underweight in the Energy sector helped to minimize the impact of the sector’s negative performance. As oil prices fell in the second half of the year, mid-cap Energy stocks did not fare well.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return

Periods Ending December 31, 2008	1-year	5-year	10-year	5-year	10-year

Value Trust Series I (began 1/1/97)	–40.87%	0.08%	3.02%	0.41%	34.70%
Value Trust Series II2 (began 1/28/02)	–40.96%	–0.09%	2.92%	–0.44%	33.30%
Value Trust Series NAV[3] (began 4/29/05)	–40.84%	0.11%	3.04%	0.54%	34.87%
Russell MidCap Value Index	–38.44%	0.33%	4.44%	1.65%	54.48%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2

Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3

Series NAV shares were first offered April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.

4	Current subadviser assignment became effective May 1, 2003

Value & Restructuring Trust
Subadviser: Columbia Management Advisors, LLC
Portfolio Managers: David J. Williams, Timothy Evnin

INVESTMENT OBJECTIVE & POLICIES ▶To seek long-term capital appreciation by investing at least 65% of the portfolio’s assets in common stocks of U.S. and foreign companies whose share price does not reflect the economic value of the company’s assets, but where its restructuring efforts or industry consolidation will serve to highlight the true value of the company.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Energy	20.68
Industrial	16.98
Financial	15.95
Consumer, Non-cyclical	13.32
Communications	10.32
Basic Materials	8.60
Consumer, Cyclical	3.85
Technology	2.61
Utilities	0.42

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust, if applicable.

PORTFOLIO MANAGER’S COMMENTARY

Performance ▶For the year, the Value & Restructuring Trust Series NAV returned– 46.81%, underperforming the –37.00% return of the S&P 500 Index.

Environment ▶Despite a modest year-end rally, the S&P 500 Index declined 22% for the fourth quarter and 37% for the full year, the third worst annual result since the late 1800s. U.S. markets were not alone, as markets around the world —developed and emerging — declined as much or more. Our portfolios have underperformed in past periods when the market experienced severe dislocations. The dislocation in 2008 was more severe than in previous periods but we took the same actions as in earlier periods. We upgraded the portfolio’s quality and financial strength by adding to our stronger holdings and trimming or selling riskier and weaker positions. We also selectively added new positions as valuations across the market compressed, allowing us to buy very good companies at cheap prices.

Many of the negative trends that emerged in the third quarter continued in the fourth quarter. Our Energy and Materials companies continued to struggle as investors discounted dramatically lower oil prices and reduced economic activity into equity prices. The biggest detractors to performance in the fourth quarter and for the year included Celanese, Petroplus and Freeport-McMoran Copper and Gold. We believe that the market has generally overreacted to the current environment and specifically with respect to each of these companies.

There were few bright spots in the portfolio in the fourth quarter and year but Castlepoint Holdings Limited and AECOM Technology made positive contributions — Castlepoint for its pending takeover by Tower Group and AECOM for its strong position in infrastructure, the apparent centerpiece of the Obama administration’s stimulus plan.

Among larger companies, more defensive holdings, such as Bristol Myers, Ace and Entergy were among the better performers for the quarter and year. Each of these firms is well capitalized and well managed, yet attractively valued in our opinion. During the fourth quarter, we sold several positions to raise cash for additions to current holdings.

At year-end, the portfolio consisted of 75 holdings selling at a median 2009 price-to-earnings ratio of 9.4, 4.3 times cash flow, and only 1.3 times price-to-book ratio. These are historically high discounts to projected S&P 500 metrics and give us confidence that the portfolio will regain its luster as the stock market eventually returns to some semblance of normalcy.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return

Periods Ending December 31, 2008	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception

Value & Restructuring Trust Series NAV (began 10/24/05)	–46.81%	—	—	–9.93%	—	—	–28.35%
S&P 500 Index[2]	–37.00%	—	—	–6.61%	—	—	–19.57%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

Vista Trust
Subadviser: American Century Investment Management, Inc.
Portfolio Managers: Glenn A. Fogle, David M. Holland, Bradley J. Eixmann

INVESTMENT OBJECTIVE & POLICIES ▶To seek long-term capital growth by investing in common stocks of companies that are medium-sized and smaller at the time of purchase.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Non-cyclical	26.66
Consumer, Cyclical	16.52
Industrial	11.34
Financial	9.95
Communications	8.66
Energy	6.61
Technology	4.67
Basic Materials	3.61
Investment Companies	2.76
Utilities	0.72

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust, if applicable.

PORTFOLIO MANAGER’S COMMENTARY

Performance ▶For the year, the Vista Trust Series NAV returned –48.88%, underperforming the –44.32% return of the Russell MidCap Growth Index.

Environment ▶Equity indices delivered negative returns for the reporting period against a backdrop of extreme market volatility as the effects of the subprime-related credit crunch spread further into the economy, leading to a liquidity crisis. In an effort to revive a stalled economy, the Federal Reserve lowered the federal funds rate to an unprecedented 0.00%-0.25% range. Amid this volatility, the Trust remained focused on the fundamental business prospects of its portfolio investments.

Holdings in the Industrials, Information Technology and Materials sectors weighed on relative performance. Within the Industrials sector, the portfolio maintained a detrimental overweight stake in the aerospace industry. Holdings within this group had contributed significantly to portfolio gains in previous years, benefiting from a replacement cycle and expanding orders in global aviation. In 2008, however, this group lost ground amid market volatility and profit-taking. BE Aerospace, in particular, was the largest detractor from absolute and relative returns for the year. Within Information Technology, the portfolio suffered from poor stock selection, particularly within the semiconductor industry. Here, the portfolio held a stake in silicon wafer maker LDK Solar, not a benchmark constituent, whose share price slid in 2008. Chemicals company Intrepid Potash had benefited previously from a long-term trend towards higher demand in the fertilizer market, driven by a higher standard of living in emerging markets, a lower availability of farmland and a greater global focus on biofuels. However, declining commodity prices curtailed demand for fertilizer last year.

Effective stock selection within the Consumer Discretionary sector benefited the portfolio’s returns relative to the benchmark. Here, overweighted positions in discount retailers, such as Dollar Tree, helped performance. Companies in this category benefited as the weak economy caused consumers to trade down in their buying habits. Underweighting or altogether sidestepping a number of other companies in the sector further aided relative returns. An underweight allocation to the Utilities sector also helped relative performance. The portfolio held an underweight stake in the independent power producers industry. This helped the portfolio’s relative returns as the group declined significantly in the benchmark.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return

Periods Ending December 31, 2008	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception

Vista Trust Series NAV (began 10/24/05)	–48.88%	—	—	–6.49%	—	—	–19.26%
Russell MidCap Growth Index[2]	–44.32%	—	—	–9.29%	—	—	–26.71%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results

2	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

John Hancock Trust
Shareholder Expense Example

As a shareholder of John Hancock Trust, you incur ongoing costs, such as management fees, distribution (12b-1) fees and other expenses. In the case of the American Portfolios and Franklin Templeton Founding Allocation Portfolio, in addition to the operating expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the operating expenses of the underlying funds in which the Portfolio invests. Because the underlying funds have varied operating expenses and transaction costs, and the Portfolio may own different proportions of the underlying funds at different times, the amount of expenses incurred indirectly by the Portfolio will vary. Had these indirect expenses been reflected in the following analysis, total expenses would be higher than amounts shown.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the portfolios so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the period and held for the entire period (July 1, 2008 through December 31, 2008).

Actual expenses:

The first line of each share class in the table below and on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table below, and on the following pages, provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class, and an assumed annualized rate of return of 5% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs and insurance-related charges. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/2008	Ending Account Value 12/31/2008	Expenses Paid During Period[1] 7/1/2008– 12/31/2008	Annualized Expense Ratio
All Cap Core Trust
Series I — Actual	$1,000.00	$663.00	$3.68	0.88%
Series I — Hypothetical (5% of annualized return before expenses)	1,000.00	1,020.70	4.47	0.88%
Series II — Actual	1,000.00	662.10	4.51	1.08%
Series II — Hypothetical (5% of annualized return before expenses)	1,000.00	1,019.70	5.48	1.08%
Series NAV — Actual	1,000.00	663.10	3.47	0.83%
Series NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,021.00	4.22	0.83%
All Cap Growth Trust
Series I — Actual	$1,000.00	$653.50	$4.28	1.03%
Series I — Hypothetical (5% of annualized return before expenses)	1,000.00	1,020.00	5.23	1.03%
Series II — Actual	1,000.00	652.70	5.11	1.23%
Series II — Hypothetical (5% of annualized return before expenses)	1,000.00	1,019.00	6.24	1.23%
Series NAV — Actual	1,000.00	653.90	3.95	0.95%
Series NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,020.40	4.82	0.95%
All Cap Value Trust
Series I — Actual	$1,000.00	$763.90	$4.52	1.02%
Series I — Hypothetical (5% of annualized return before expenses)	1,000.00	1,020.00	5.18	1.02%
Series II — Actual	1,000.00	762.50	5.41	1.22%
Series II — Hypothetical (5% of annualized return before expenses)	1,000.00	1,019.00	6.19	1.22%
Series NAV — Actual	1,000.00	763.80	4.30	0.97%
Series NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,020.30	4.93	0.97%

John Hancock Trust
Shareholder Expense Example

	Beginning Account Value 7/1/2008	Ending Account Value 12/31/2008	Expenses Paid During Period[1] 7/1/2008– 12/31/2008	Annualized Expense Ratio
Alpha Opportunities Trust[2]
Series NAV — Actual	$1,000.00	$871.50	$2.33	1.06%
Series NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,019.80	5.38	1.06%
American Asset Allocation Trust[3]
Series I — Actual	$1,000.00	$751.10	$2.77	0.63%
Series I — Hypothetical (5% of annualized return before expenses)	1,000.00	1,022.00	3.20	0.63%
Series II — Actual	1,000.00	751.40	3.43	0.78%
Series II — Hypothetical (5% of annualized return before expenses)	1,000.00	1,021.20	3.96	0.78%
Series III — Actual	1,000.00	753.40	1.23	0.28%
Series III — Hypothetical (5% of annualized return before expenses)	1,000.00	1,023.70	1.42	0.28%
American Blue Chip Income and Growth Trust[3]
Series I — Actual	$1,000.00	$747.10	$2.94	0.67%
Series I — Hypothetical (5% of annualized return before expenses)	1,000.00	1,021.80	3.41	0.67%
Series II — Actual	1,000.00	746.90	3.60	0.82%
Series II — Hypothetical (5% of annualized return before expenses)	1,000.00	1,021.00	4.17	0.82%
Series III — Actual	1,000.00	749.40	1.45	0.33%
Series III — Hypothetical (5% of annualized return before expenses)	1,000.00	1,023.50	1.68	0.33%
American Bond Trust[3]
Series I — Actual	$1,000.00	$909.00	$3.07	0.64%
Series I — Hypothetical (5% of annualized return before expenses)	1,000.00	1,021.90	3.25	0.64%
Series II — Actual	1,000.00	908.20	3.79	0.79%
Series II — Hypothetical (5% of annualized return before expenses)	1,000.00	1,021.20	4.01	0.79%
Series III — Actual	1,000.00	910.20	1.44	0.30%
Series III — Hypothetical (5% of annualized return before expenses)	1,000.00	1,023.60	1.53	0.30%
American Diversified Growth & Income Trust[3]
Series I — Actual	$1,000.00	$715.70	$2.85	0.66%
Series I — Hypothetical (5% of annualized return before expenses)	1,000.00	1,021.80	3.35	0.66%
Series II — Actual	1,000.00	715.10	3.54	0.82%
Series II — Hypothetical (5% of annualized return before expenses)	1,000.00	1,021.00	4.17	0.82%
Series III — Actual	1,000.00	717.30	1.34	0.31%
Series III — Hypothetical (5% of annualized return before expenses)	1,000.00	1,023.60	1.58	0.31%
Series NAV — Actual	1,000.00	717.60	0.26	0.06%
Series NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,024.80	0.31	0.06%
American Fundamental Holdings Trust[3]
Series I — Actual	$1,000.00	$740.20	$2.80	0.64%
Series I — Hypothetical (5% of annualized return before expenses)	1,000.00	1,021.90	3.25	0.64%
Series II — Actual	1,000.00	740.40	3.46	0.79%
Series II — Hypothetical (5% of annualized return before expenses)	1,000.00	1,021.20	4.01	0.79%
Series III — Actual	1,000.00	742.20	1.31	0.30%
Series III — Hypothetical (5% of annualized return before expenses)	1,000.00	1,023.60	1.53	0.30%
American Global Diversification Trust[3]
Series I — Actual	$1,000.00	$706.20	$2.74	0.64%
Series I — Hypothetical (5% of annualized return before expenses)	1,000.00	1,021.90	3.25	0.64%
Series II — Actual	1,000.00	704.70	3.39	0.79%
Series II — Hypothetical (5% of annualized return before expenses)	1,000.00	1,021.20	4.01	0.79%
Series III — Actual	1,000.00	707.30	1.24	0.29%
Series III — Hypothetical (5% of annualized return before expenses)	1,000.00	1,023.70	1.48	0.29%
American Global Growth Trust[3]
Series II — Actual	$1,000.00	$681.30	$3.30	0.78%
Series II — Hypothetical (5% of annualized return before expenses)	1,000.00	1,021.20	3.96	0.78%
Series III — Actual	1,000.00	682.70	1.18	0.28%
Series III — Hypothetical (5% of annualized return before expenses)	1,000.00	1,023.70	1.42	0.28%

John Hancock Trust
Shareholder Expense Example

	Beginning Account Value 7/1/2008	Ending Account Value 12/31/2008	Expenses Paid During Period[1] 7/1/2008– 12/31/2008	Annualized Expense Ratio
American Global Small Capitalization Trust[3]
Series II — Actual	$1,000.00	$529.00	$3.00	0.78%
Series II — Hypothetical (5% of annualized return before expenses)	1,000.00	1,021.20	3.96	0.78%
Series III — Actual	1,000.00	530.30	1.08	0.28%
Series III — Hypothetical (5% of annualized return before expenses)	1,000.00	1,023.70	1.42	0.28%
American Growth Trust[3]
Series I — Actual	$1,000.00	$605.90	$2.58	0.64%
Series I — Hypothetical (5% of annualized return before expenses)	1,000.00	1,021.90	3.25	0.64%
Series II — Actual	1,000.00	605.30	3.19	0.79%
Series II — Hypothetical (5% of annualized return before expenses)	1,000.00	1,021.20	4.01	0.79%
Series III — Actual	1,000.00	607.20	1.17	0.29%
Series III — Hypothetical (5% of annualized return before expenses)	1,000.00	1,023.70	1.48	0.29%
American Growth-Income Trust[3]
Series I — Actual	$1,000.00	$698.00	$2.73	0.64%
Series I — Hypothetical (5% of annualized return before expenses)	1,000.00	1,021.90	3.25	0.64%
Series II — Actual	1,000.00	697.50	3.37	0.79%
Series II — Hypothetical (5% of annualized return before expenses)	1,000.00	1,021.20	4.01	0.79%
Series III — Actual	1,000.00	699.40	1.24	0.29%
Series III — Hypothetical (5% of annualized return before expenses)	1,000.00	1,023.70	1.48	0.29%
American High Income Bond Trust[3]
Series II — Actual	$1,000.00	$770.40	$3.47	0.78%
Series II — Hypothetical (5% of annualized return before expenses)	1,000.00	1,021.20	3.96	0.78%
Series III — Actual	1,000.00	773.00	1.25	0.28%
Series III — Hypothetical (5% of annualized return before expenses)	1,000.00	1,023.70	1.42	0.28%
American International Trust[3]
Series I — Actual	$1,000.00	$654.60	$2.66	0.64%
Series I — Hypothetical (5% of annualized return before expenses)	1,000.00	1,021.90	3.25	0.64%
Series II — Actual	1,000.00	653.80	3.28	0.79%
Series II — Hypothetical (5% of annualized return before expenses)	1,000.00	1,021.20	4.01	0.79%
Series III — Actual	1,000.00	655.70	1.21	0.29%
Series III — Hypothetical (5% of annualized return before expenses)	1,000.00	1,023.70	1.48	0.29%
American New World Trust[3]
Series II — Actual	$1,000.00	$629.70	$3.20	0.78%
Series II — Hypothetical (5% of annualized return before expenses)	1,000.00	1,021.20	3.96	0.78%
Series III — Actual	1,000.00	631.60	1.15	0.28%
Series III — Hypothetical (5% of annualized return before expenses)	1,000.00	1,023.70	1.42	0.28%
Blue Chip Growth Trust
Series I — Actual	$1,000.00	$644.60	$3.64	0.88%
Series I — Hypothetical (5% of annualized return before expenses)	1,000.00	1,020.70	4.47	0.88%
Series II — Actual	1,000.00	644.00	4.46	1.08%
Series II — Hypothetical (5% of annualized return before expenses)	1,000.00	1,019.70	5.48	1.08%
Series NAV — Actual	1,000.00	644.50	3.43	0.83%
Series NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,021.00	4.22	0.83%
Capital Appreciation Trust
Series I — Actual	$1,000.00	$689.20	$3.48	0.82%
Series I — Hypothetical (5% of annualized return before expenses)	1,000.00	1,021.00	4.17	0.82%
Series II — Actual	1,000.00	688.60	4.37	1.03%
Series II — Hypothetical (5% of annualized return before expenses)	1,000.00	1,020.00	5.23	1.03%
Series NAV — Actual	1,000.00	689.70	3.27	0.77%
Series NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,021.30	3.91	0.77%

John Hancock Trust
Shareholder Expense Example

	Beginning Account Value 7/1/2008	Ending Account Value 12/31/2008	Expenses Paid During Period[1] 7/1/2008– 12/31/2008	Annualized Expense Ratio
Capital Appreciation Value Trust
Series I — Actual	$1,000.00	$759.00	$4.11	0.93%
Series I — Hypothetical (5% of annualized return before expenses)	1,000.00	1,020.50	4.72	0.93%
Series II — Actual	1,000.00	758.50	6.06	1.37%
Series II — Hypothetical (5% of annualized return before expenses)	1,000.00	1,018.20	6.95	1.37%
Series NAV — Actual	1,000.00	759.30	4.20	0.95%
Series NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,020.40	4.82	0.95%
Classic Value Trust
Series I — Actual	$1,000.00	$689.30	$4.37	1.03%
Series I — Hypothetical (5% of annualized return before expenses)	1,000.00	1,020.00	5.23	1.03%
Series II — Actual	1,000.00	687.90	5.22	1.23%
Series II — Hypothetical (5% of annualized return before expenses)	1,000.00	1,019.00	6.24	1.23%
Series NAV — Actual	1,000.00	688.40	4.12	0.97%
Series NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,020.30	4.93	0.97%
Core Allocation Plus Trust
Series I — Actual	$1,000.00	$733.20	$7.67	1.76%
Series I — Hypothetical (5% of annualized return before expenses)	1,000.00	1,016.30	8.92	1.76%
Series II — Actual	1,000.00	732.10	8.14	1.87%
Series II — Hypothetical (5% of annualized return before expenses)	1,000.00	1,015.70	9.47	1.87%
Series NAV — Actual	1,000.00	732.70	7.71	1.77%
Series NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,016.20	8.97	1.77%
Core Equity Trust
Series I — Actual	$1,000.00	$631.20	$3.69	0.90%
Series I — Hypothetical (5% of annualized return before expenses)	1,000.00	1,020.60	4.57	0.90%
Series II — Actual	1,000.00	630.10	4.43	1.08%
Series II — Hypothetical (5% of annualized return before expenses)	1,000.00	1,019.70	5.48	1.08%
Series NAV — Actual	1,000.00	631.30	3.49	0.85%
Series NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,020.90	4.32	0.85%
Disciplined Diversification Trust
Series I — Actual	$1,000.00	$757.60	$3.31	0.75%
Series I — Hypothetical (5% of annualized return before expenses)	1,000.00	1,021.40	3.81	0.75%
Series II — Actual	1,000.00	756.70	4.19	0.95%
Series II — Hypothetical (5% of annualized return before expenses)	1,000.00	1,020.40	4.82	0.95%
Series NAV — Actual	1,000.00	758.10	3.05	0.69%
Series NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,021.70	3.51	0.69%
Emerging Markets Value Trust
Series I — Actual	$1,000.00	$548.30	$4.40	1.13%
Series I — Hypothetical (5% of annualized return before expenses)	1,000.00	1,019.50	5.74	1.13%
Series NAV — Actual	1,000.00	548.40	4.28	1.10%
Series NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,019.60	5.58	1.10%
Emerging Small Company Trust
Series I — Actual	$1,000.00	$654.60	$4.62	1.11%
Series I — Hypothetical (5% of annualized return before expenses)	1,000.00	1,019.60	5.64	1.11%
Series II — Actual	1,000.00	653.90	5.49	1.32%
Series II — Hypothetical (5% of annualized return before expenses)	1,000.00	1,018.50	6.70	1.32%
Series NAV — Actual	1,000.00	654.90	4.45	1.07%
Series NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,019.80	5.43	1.07%
Equity-Income Trust
Series I — Actual	$1,000.00	$740.50	$3.85	0.88%
Series I — Hypothetical (5% of annualized return before expenses)	1,000.00	1,020.70	4.47	0.88%
Series II — Actual	1,000.00	739.40	4.72	1.08%
Series II — Hypothetical (5% of annualized return before expenses)	1,000.00	1,019.70	5.48	1.08%
Series NAV — Actual	1,000.00	740.40	3.63	0.83%
Series NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,021.00	4.22	0.83%

John Hancock Trust
Shareholder Expense Example

	Beginning Account Value 7/1/2008	Ending Account Value 12/31/2008	Expenses Paid During Period[1] 7/1/2008– 12/31/2008	Annualized Expense Ratio
Financial Services Trust
Series I — Actual	$1,000.00	$693.10	$4.17	0.98%
Series I — Hypothetical (5% of annualized return before expenses)	1,000.00	1,020.20	4.98	0.98%
Series II — Actual	1,000.00	692.90	5.02	1.18%
Series II — Hypothetical (5% of annualized return before expenses)	1,000.00	1,019.20	5.99	1.18%
Series NAV — Actual	1,000.00	693.40	3.96	0.93%
Series NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,020.50	4.72	0.93%
Franklin Templeton Founding Allocation Trust
Series I — Actual	$1,000.00	$728.70	$0.35	0.08%
Series I — Hypothetical (5% of annualized return before expenses)	1,000.00	1,024.70	0.41	0.08%
Series II — Actual	1,000.00	728.40	1.22	0.28%
Series II — Hypothetical (5% of annualized return before expenses)	1,000.00	1,023.70	1.42	0.28%
Series NAV — Actual	1,000.00	729.00	0.04	0.01%
Series NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,025.10	0.05	0.01%
Fundamental Value Trust
Series I — Actual	$1,000.00	$680.00	$3.72	0.88%
Series I — Hypothetical (5% of annualized return before expenses)	1,000.00	1,020.70	4.47	0.88%
Series II — Actual	1,000.00	679.40	4.52	1.07%
Series II — Hypothetical (5% of annualized return before expenses)	1,000.00	1,019.80	5.43	1.07%
Series NAV — Actual	1,000.00	680.40	3.46	0.82%
Series NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,021.00	4.17	0.82%
Global Trust
Series I — Actual	$1,000.00	$1,000.00	$4.98	0.99%
Series I — Hypothetical (5% of annualized return before expenses)	1,000.00	1,020.20	5.03	0.99%
Series II — Actual	1,000.00	1,000.00	6.03	1.20%
Series II — Hypothetical (5% of annualized return before expenses)	1,000.00	1,019.10	6.09	1.20%
Series NAV — Actual	1,000.00	1,000.00	4.78	0.95%
Series NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,020.40	4.82	0.95%
Global Allocation Trust
Series I — Actual	$1,000.00	$709.70	$4.56	1.06%
Series I — Hypothetical (5% of annualized return before expenses)	1,000.00	1,019.80	5.38	1.06%
Series II — Actual	1,000.00	709.50	5.41	1.26%
Series II — Hypothetical (5% of annualized return before expenses)	1,000.00	1,018.80	6.39	1.26%
Series NAV — Actual	1,000.00	710.10	4.38	1.02%
Series NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,020.00	5.18	1.02%
Global Real Estate Trust
Series I — Actual	$1,000.00	$653.80	$4.95	1.19%
Series I — Hypothetical (5% of annualized return before expenses)	1,000.00	1,019.20	6.04	1.19%
Series NAV — Actual	1,000.00	653.70	4.70	1.13%
Series NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,019.50	5.74	1.13%
Growth Equity Trust
Series NAV — Actual	$1,000.00	$630.70	$3.32	0.81%
Series NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,021.10	4.12	0.81%
Health Sciences Trust
Series I — Actual	$1,000.00	$771.80	$5.34	1.20%
Series I — Hypothetical (5% of annualized return before expenses)	1,000.00	1,019.10	6.09	1.20%
Series II — Actual	1,000.00	771.20	6.23	1.40%
Series II — Hypothetical (5% of annualized return before expenses)	1,000.00	1,018.10	7.10	1.40%
Series NAV — Actual	1,000.00	771.60	5.12	1.15%
Series NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,019.40	5.84	1.15%

John Hancock Trust
Shareholder Expense Example

	Beginning Account Value 7/1/2008	Ending Account Value 12/31/2008	Expenses Paid During Period[1] 7/1/2008– 12/31/2008	Annualized Expense Ratio
Income and Value Trust
Series I — Actual	$1,000.00	$776.30	$4.24	0.95%
Series I — Hypothetical (5% of annualized return before expenses)	1,000.00	1,020.40	4.82	0.95%
Series II — Actual	1,000.00	775.20	5.13	1.15%
Series II — Hypothetical (5% of annualized return before expenses)	1,000.00	1,019.40	5.84	1.15%
Series NAV — Actual	1,000.00	776.90	4.02	0.90%
Series NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,020.60	4.57	0.90%
International Core Trust
Series I — Actual	$1,000.00	$678.40	$4.77	1.13%
Series I — Hypothetical (5% of annualized return before expenses)	1,000.00	1,019.50	5.74	1.13%
Series II — Actual	1,000.00	677.20	5.61	1.33%
Series II — Hypothetical (5% of annualized return before expenses)	1,000.00	1,018.50	6.75	1.33%
Series NAV — Actual	1,000.00	678.90	4.56	1.08%
Series NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,019.70	5.48	1.08%
International Opportunities Trust
Series I — Actual	$1,000.00	$568.60	$4.34	1.10%
Series I — Hypothetical (5% of annualized return before expenses)	1,000.00	1,019.60	5.58	1.10%
Series II — Actual	1,000.00	567.90	5.12	1.30%
Series II — Hypothetical (5% of annualized return before expenses)	1,000.00	1,018.60	6.60	1.30%
Series NAV — Actual	1,000.00	569.10	4.14	1.05%
Series NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,019.90	5.33	1.05%
International Small Cap Trust
Series I — Actual	$1,000.00	$536.70	$5.00	1.29%
Series I — Hypothetical (5% of annualized return before expenses)	1,000.00	1,018.70	6.56	1.29%
Series II — Actual	1,000.00	535.50	5.77	1.49%
Series II — Hypothetical (5% of annualized return before expenses)	1,000.00	1,017.70	7.58	1.49%
Series NAV — Actual	1,000.00	536.40	4.84	1.25%
Series NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,018.90	6.36	1.25%
International Small Company Trust
Series NAV — Actual	$1,000.00	$602.40	$4.55	1.13%
Series NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,019.50	5.74	1.13%
International Value Trust
Series I — Actual	$1,000.00	$664.90	$4.31	1.03%
Series I — Hypothetical (5% of annualized return before expenses)	1,000.00	1,020.00	5.23	1.03%
Series II — Actual	1,000.00	663.80	5.19	1.24%
Series II — Hypothetical (5% of annualized return before expenses)	1,000.00	1,018.90	6.29	1.24%
Series NAV — Actual	1,000.00	665.20	4.10	0.98%
Series NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,020.20	4.98	0.98%
Large Cap Trust
Series I — Actual	$1,000.00	$685.00	$3.43	0.81%
Series I — Hypothetical (5% of annualized return before expenses)	1,000.00	1,021.10	4.12	0.81%
Series II — Actual	1,000.00	684.00	4.28	1.01%
Series II — Hypothetical (5% of annualized return before expenses)	1,000.00	1,020.10	5.13	1.01%
Series NAV — Actual	1,000.00	684.80	3.22	0.76%
Series NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,021.30	3.86	0.76%
Large Cap Value Trust
Series I — Actual	$1,000.00	$722.50	$3.98	0.92%
Series I — Hypothetical (5% of annualized return before expenses)	1,000.00	1,020.50	4.67	0.92%
Series II — Actual	1,000.00	722.30	4.85	1.12%
Series II — Hypothetical (5% of annualized return before expenses)	1,000.00	1,019.50	5.69	1.12%
Series NAV — Actual	1,000.00	722.70	3.72	0.86%
Series NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,020.80	4.37	0.86%

John Hancock Trust
Shareholder Expense Example

	Beginning Account Value 7/1/2008	Ending Account Value 12/31/2008	Expenses Paid During Period[1] 7/1/2008– 12/31/2008	Annualized Expense Ratio
Mid Cap Intersection Trust
Series I — Actual	$1,000.00	$603.30	$3.99	0.99%
Series I — Hypothetical (5% of annualized return before expenses)	1,000.00	1,020.20	5.03	0.99%
Series II — Actual	1,000.00	602.70	4.83	1.20%
Series II — Hypothetical (5% of annualized return before expenses)	1,000.00	1,019.10	6.09	1.20%
Series NAV — Actual	1,000.00	603.80	3.79	0.94%
Series NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,020.40	4.77	0.94%
Mid Cap Stock Trust
Series I — Actual	$1,000.00	$627.00	$3.93	0.96%
Series I — Hypothetical (5% of annualized return before expenses)	1,000.00	1,020.30	4.88	0.96%
Series II — Actual	1,000.00	626.10	4.74	1.16%
Series II — Hypothetical (5% of annualized return before expenses)	1,000.00	1,019.30	5.89	1.16%
Series NAV — Actual	1,000.00	627.30	3.72	0.91%
Series NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,020.60	4.62	0.91%
Mid Cap Value Trust
Series I — Actual	$1,000.00	$701.60	$4.23	0.99%
Series I — Hypothetical (5% of annualized return before expenses)	1,000.00	1,020.20	5.03	0.99%
Series II — Actual	1,000.00	700.20	5.09	1.19%
Series II — Hypothetical (5% of annualized return before expenses)	1,000.00	1,019.20	6.04	1.19%
Series NAV — Actual	1,000.00	700.90	3.93	0.92%
Series NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,020.50	4.67	0.92%
Mid Cap Value Equity Trust
Series NAV — Actual	$1,000.00	$624.10	$4.37	1.07%
Series NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,019.80	5.43	1.07%
Mid Value Trust
Series I — Actual	$1,000.00	$712.10	$4.69	1.09%
Series I — Hypothetical (5% of annualized return before expenses)	1,000.00	1,019.70	5.53	1.09%
Series II — Actual	1,000.00	710.80	5.59	1.30%
Series II — Hypothetical (5% of annualized return before expenses)	1,000.00	1,018.60	6.60	1.30%
Series NAV — Actual	1,000.00	712.00	4.56	1.06%
Series NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,019.80	5.38	1.06%
Mutual Shares Trust
Series I — Actual	$1,000.00	$732.30	$4.83	1.11%
Series I — Hypothetical (5% of annualized return before expenses)	1,000.00	1,019.60	5.64	1.11%
Series NAV — Actual	1,000.00	732.80	4.62	1.06%
Series NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,019.80	5.38	1.06%
Natural Resources Trust
Series I — Actual	$1,000.00	$425.30	$4.12	1.15%
Series I — Hypothetical (5% of annualized return before expenses)	1,000.00	1,019.40	5.84	1.15%
Series II — Actual	1,000.00	424.90	4.80	1.34%
Series II — Hypothetical (5% of annualized return before expenses)	1,000.00	1,018.40	6.80	1.34%
Series NAV — Actual	1,000.00	425.40	3.94	1.10%
Series NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,019.60	5.58	1.10%
Optimized All Cap Trust
Series I — Actual	$1,000.00	$653.20	$2.99	0.72%
Series I — Hypothetical (5% of annualized return before expenses)	1,000.00	1,021.50	3.66	0.72%
Series II — Actual	1,000.00	652.60	3.95	0.95%
Series II — Hypothetical (5% of annualized return before expenses)	1,000.00	1,020.40	4.82	0.95%
Series NAV — Actual	1,000.00	653.50	3.03	0.73%
Series NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,021.50	3.71	0.73%

John Hancock Trust
Shareholder Expense Example

	Beginning Account Value 7/1/2008	Ending Account Value 12/31/2008	Expenses Paid During Period[1] 7/1/2008– 12/31/2008	Annualized Expense Ratio
Optimized Value Trust
Series I — Actual	$1,000.00	$681.50	$3.21	0.76%
Series I — Hypothetical (5% of annualized return before expenses)	1,000.00	1,021.30	3.86	0.76%
Series II — Actual	1,000.00	680.60	4.10	0.97%
Series II — Hypothetical (5% of annualized return before expenses)	1,000.00	1,020.30	4.93	0.97%
Series NAV — Actual	1,000.00	682.10	3.00	0.71%
Series NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,021.60	3.61	0.71%
Overseas Equity Trust
Series II — Actual	$1,000.00	$610.20	$5.95	1.47%
Series II — Hypothetical (5% of annualized return before expenses)	1,000.00	1,017.70	7.46	1.47%
Series NAV — Actual	1,000.00	638.60	5.03	1.22%
Series NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,019.00	6.19	1.22%
Pacific Rim Trust
Series I — Actual	$1,000.00	$665.00	$5.82	1.39%
Series I — Hypothetical (5% of annualized return before expenses)	1,000.00	1,018.10	7.05	1.39%
Series II — Actual	1,000.00	664.10	6.61	1.58%
Series II — Hypothetical (5% of annualized return before expenses)	1,000.00	1,017.20	8.01	1.58%
Series NAV — Actual	1,000.00	664.50	5.65	1.35%
Series NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,018.30	6.85	1.35%
Real Estate Equity Trust
Series NAV — Actual	$1,000.00	$608.80	$3.64	0.90%
Series NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,020.60	4.57	0.90%
Real Estate Securities Trust
Series I — Actual	$1,000.00	$625.90	$3.27	0.80%
Series I — Hypothetical (5% of annualized return before expenses)	1,000.00	1,021.10	4.06	0.80%
Series II — Actual	1,000.00	625.10	4.08	1.00%
Series II — Hypothetical (5% of annualized return before expenses)	1,000.00	1,020.10	5.08	1.00%
Series NAV — Actual	1,000.00	625.70	3.06	0.75%
Series NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,021.40	3.81	0.75%
Science and Technology Trust
Series I — Actual	$1,000.00	$625.50	$4.90	1.20%
Series I — Hypothetical (5% of annualized return before expenses)	1,000.00	1,019.10	6.09	1.20%
Series II — Actual	1,000.00	625.10	5.72	1.40%
Series II — Hypothetical (5% of annualized return before expenses)	1,000.00	1,018.10	7.10	1.40%
Series NAV — Actual	1,000.00	625.60	4.70	1.15%
Series NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,019.40	5.84	1.15%
Small Cap Growth Trust
Series I — Actual	$1,000.00	$689.80	$5.14	1.21%
Series I — Hypothetical (5% of annualized return before expenses)	1,000.00	1,019.10	6.14	1.21%
Series II — Actual	1,000.00	689.30	5.94	1.40%
Series II — Hypothetical (5% of annualized return before expenses)	1,000.00	1,018.10	7.10	1.40%
Series NAV — Actual	1,000.00	691.30	4.89	1.15%
Series NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,019.40	5.84	1.15%
Small Cap Intrinsic Value Trust
Series I — Actual	$1,000.00	$494.30	$5.18	1.38%
Series I — Hypothetical (5% of annualized return before expenses)	1,000.00	1,018.20	7.00	1.38%
Series NAV — Actual	1,000.00	493.80	6.01	1.60%
Series NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,017.10	8.11	1.60%
Small Cap Opportunities Trust
Series I — Actual	$1,000.00	$677.80	$4.77	1.13%
Series I — Hypothetical (5% of annualized return before expenses)	1,000.00	1,019.50	5.74	1.13%
Series II — Actual	1,000.00	677.40	5.61	1.33%
Series II — Hypothetical (5% of annualized return before expenses)	1,000.00	1,018.50	6.75	1.33%
Series NAV — Actual	1,000.00	678.00	4.56	1.08%
Series NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,019.70	5.48	1.08%

John Hancock Trust
Shareholder Expense Example

	Beginning Account Value 7/1/2008	Ending Account Value 12/31/2008	Expenses Paid During Period[1] 7/1/2008– 12/31/2008	Annualized Expense Ratio
Small Cap Value Trust
Series I — Actual	$1,000.00	$780.50	$5.33	1.19%
Series I — Hypothetical (5% of annualized return before expenses)	1,000.00	1,019.20	6.04	1.19%
Series II — Actual	1,000.00	779.00	6.17	1.38%
Series II — Hypothetical (5% of annualized return before expenses)	1,000.00	1,018.20	7.00	1.38%
Series NAV — Actual	1,000.00	780.10	5.06	1.13%
Series NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,019.50	5.74	1.13%
Small Company Trust
Series I — Actual	$1,000.00	$608.00	$5.50	1.36%
Series I — Hypothetical (5% of annualized return before expenses)	1,000.00	1,018.30	6.90	1.36%
Series II — Actual	1,000.00	607.70	6.30	1.56%
Series II — Hypothetical (5% of annualized return before expenses)	1,000.00	1,017.30	7.91	1.56%
Series NAV — Actual	1,000.00	608.70	5.30	1.31%
Series NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,018.60	6.65	1.31%
Small Company Growth Trust
Series NAV — Actual	$1,000.00	$686.80	$4.92	1.16%
Series NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,019.30	5.89	1.16%
Small Company Value Trust
Series I — Actual	$1,000.00	$732.20	$4.75	1.09%
Series I — Hypothetical (5% of annualized return before expenses)	1,000.00	1,019.70	5.53	1.09%
Series II — Actual	1,000.00	730.80	5.61	1.29%
Series II — Hypothetical (5% of annualized return before expenses)	1,000.00	1,018.70	6.55	1.29%
Series NAV — Actual	1,000.00	732.30	4.53	1.04%
Series NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,019.90	5.28	1.04%
Smaller Company Growth Trust[2]
Series NAV — Actual	$1,000.00	$848.80	$2.56	1.18%
Series NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,009.00	2.79	1.18%
U.S. Large Cap Trust
Series I — Actual	$1,000.00	$709.10	$4.04	0.94%
Series I — Hypothetical (5% of annualized return before expenses)	1,000.00	1,020.40	4.77	0.94%
Series II — Actual	1,000.00	708.90	4.90	1.14%
Series II — Hypothetical (5% of annualized return before expenses)	1,000.00	1,019.40	5.79	1.14%
Series NAV — Actual	1,000.00	709.80	3.74	0.87%
Series NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,020.80	4.42	0.87%
U.S. Multi Sector Trust
Series NAV — Actual	$1,000.00	$831.70	$3.78	0.82%
Series NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,021.00	4.17	0.82%
Utilities Trust
Series I — Actual	$1,000.00	$626.50	$4.29	1.05%
Series I — Hypothetical (5% of annualized return before expenses)	1,000.00	1,019.90	5.33	1.05%
Series II — Actual	1,000.00	626.00	5.07	1.24%
Series II — Hypothetical (5% of annualized return before expenses)	1,000.00	1,018.90	6.29	1.24%
Series NAV — Actual	1,000.00	627.00	4.09	1.00%
Series NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,020.10	5.08	1.00%
Value Trust
Series I — Actual	$1,000.00	$685.80	$3.64	0.86%
Series I — Hypothetical (5% of annualized return before expenses)	1,000.00	1,020.80	4.37	0.86%
Series II — Actual	1,000.00	685.60	4.49	1.06%
Series II — Hypothetical (5% of annualized return before expenses)	1,000.00	1,019.80	5.38	1.06%
Series NAV — Actual	1,000.00	685.70	3.43	0.81%
Series NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,021.10	4.12	0.81%
Value & Restructuring Trust
Series NAV — Actual	$1,000.00	$532.70	$3.43	0.89%
Series NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,020.70	4.52	0.89%

John Hancock Trust
Shareholder Expense Example

	Beginning Account Value 7/1/2008	Ending Account Value 12/31/2008	Expenses Paid During Period[1] 7/1/2008– 12/31/2008	Annualized Expense Ratio
Vista Trust
Series NAV — Actual	$1,000.00	$562.10	$4.20	1.07%
Series NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,019.80	5.43	1.07%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (184), and divided by 366 (to reflect the one-half year period).

[2]	Portfolios commenced operations on October 6, 2008. Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (87), and divided by 366 (to reflect the one-half year period).

[3]	Portfolios’ expense ratios do not include fees and expenses indirectly incurred by the underlying funds.

[4]	Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Portfolio. The range of expense ratios of the underlying funds held by the Portfolios was as follows:

Year ended	American Funds	Franklin Templeton Founding Allocation
12/31/08	0.25% – 0.73%	0.87% – 1.06%

John Hancock Trust
Portfolio of Investments — December 31, 2008 (showing percentage of total net assets)

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the fund’s total net assets as of the report date. The remaining securities held by the fund are grouped as “Other Securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling at 1-800-344-1029. This complete schedule, filed on the fund’s Form N-CSR, is also available on the SEC’s website at http://www.sec.gov.

All Cap Core Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 88.02%
Basic Materials - 3.77%
Eli Lilly & Company	171,700	$6,914,359	1.77%
Terra Industries, Inc.	200,800	3,347,336	0.85%
OTHER SECURITIES		4,457,045	1.15%
		14,718,740
Communications - 8.25%
AT&T, Inc.	286,300	8,159,550	2.09%
Comcast Corp., Class A	287,000	4,844,560	1.24%
Google, Inc., Class A *	9,200	2,830,380	0.73%
Liberty Media Corp. - Entertainment, Series A *	214,900	3,756,452	0.96%
Verizon Communications, Inc.	247,400	8,386,860	2.15%
OTHER SECURITIES		4,201,892	1.08%
		32,179,694
Consumer, Cyclical - 7.57%
McDonald’s Corp.	96,700	6,013,773	1.54%
Wal-Mart Stores, Inc.	165,800	9,294,748	2.39%
OTHER SECURITIES		14,208,846	3.64%
		29,517,367
Consumer, Non-cyclical - 21.31%
Abbott Laboratories	53,700	2,865,969	0.73%
Amgen, Inc. *	95,900	5,538,225	1.42%
Archer-Daniels-Midland Company	128,800	3,713,304	0.95%
Baxter International, Inc.	74,600	3,997,814	1.01%
Bunge, Ltd. (a)	90,900	4,705,893	1.21%
Colgate-Palmolive Company	85,900	5,887,586	1.51%
Merck & Company, Inc.	102,300	3,109,920	0.80%
Pfizer, Inc.	438,800	7,771,148	1.98%
Philip Morris International, Inc.	65,100	2,832,501	0.72%
Procter & Gamble Company	54,200	3,350,644	0.86%
St. Jude Medical, Inc. *	116,700	3,846,432	0.98%
Sysco Corp.	221,100	5,072,034	1.30%
Visa, Inc.	53,100	2,785,095	0.71%
OTHER SECURITIES		27,698,946	7.13%
		83,175,511
Diversified - 0.21%		835,227	0.21%
Energy - 11.23%
Apache Corp.	56,500	4,210,945	1.08%
Cimarex Energy Company	120,800	3,235,024	0.83%
Exxon Mobil Corp.	135,400	10,808,982	2.78%
Murphy Oil Corp.	129,000	5,721,150	1.47%
Occidental Petroleum Corp.	106,600	6,394,934	1.63%
OTHER SECURITIES		13,440,532	3.44%
		43,811,567
Financial - 12.13%
Aetna, Inc.	174,500	$4,973,250	1.28%
Charles Schwab Corp.	262,100	4,238,157	1.09%
JPMorgan Chase & Company	278,600	8,784,258	2.25%
PNC Financial Services Group, Inc.	83,800	4,106,200	1.06%
The Travelers Companies, Inc.	57,600	2,603,520	0.67%
U.S. Bancorp	146,800	3,671,468	0.94%
Wells Fargo & Company	160,000	4,716,800	1.21%
OTHER SECURITIES		14,214,392	3.63%
		47,308,045
Industrial - 10.82%
Brinks Company	101,700	2,733,696	0.70%
Flowserve Corp.	80,700	4,156,050	1.06%
General Dynamics Corp.	64,700	3,726,073	0.95%
Honeywell International, Inc.	75,500	2,478,665	0.64%
Joy Global, Inc.	130,700	2,991,723	0.77%
Lockheed Martin Corp.	34,400	2,892,352	0.74%
Norfolk Southern Corp.	56,000	2,634,800	0.68%
Ryder Systems, Inc.	75,200	2,916,256	0.75%
OTHER SECURITIES		17,682,461	4.53%
		42,212,076
Technology - 9.70%
Hewlett-Packard Company	178,300	6,470,507	1.66%
International Business Machines Corp.	106,600	8,971,456	2.30%
Microsoft Corp.	418,300	8,131,752	2.08%
OTHER SECURITIES		14,270,988	3.66%
		37,844,703
Utilities - 3.03%
Dominion Resources, Inc.	90,400	3,239,936	0.83%
Edison International	120,100	3,857,612	0.99%
OTHER SECURITIES		4,709,392	1.21%
		11,806,940

TOTAL COMMON STOCKS (Cost $425,432,532)		$343,409,870
SHORT TERM INVESTMENTS - 4.90%
U.S. Treasury Bills zero coupon, due 01/15/2009	10,950,000	10,948,053	2.81%
John Hancock Cash Investment Trust, 1.2465% (b) (c)	8,157,958	8,157,958	2.09%

TOTAL SHORT TERM INVESTMENTS (Cost $19,106,011)		$19,106,011
REPURCHASE AGREEMENTS - 8.82%
Repurchase Agreement with State Street Corp. dated 12/31/2008 at 0.00% to be repurchased at $34,396,000 on 01/02/2009, collateralized by $30,845,000 Federal National Mortgage Association, 6.00% due 04/18/2036 (valued at $35,086,188, including interest)	34,396,000	$34,396,000	8.82%

TOTAL REPURCHASE AGREEMENTS (Cost $34,396,000)		$34,396,000

The accompanying notes are an integral part of the financial statements.

All Cap Core Trust (continued)
Shares or Principal Amount	Value	% of Net Assets

Total Investments (All Cap Core Trust) (Cost $478,934,543) - 101.74%	$396,911,881	101.74%
Liabilities in Excess of Other Assets - (1.74%)	(6,804,316)	(1.74%)
TOTAL NET ASSETS - 100.00%	$390,107,565	100.00%

All Cap Growth Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 91.85%
Basic Materials - 1.30%		$1,406,552	1.30%
Communications - 6.90%
China Mobile, Ltd.	64,913	658,615	0.61%
Cisco Systems, Inc. *	49,703	810,159	0.75%
Google, Inc., Class A *	4,690	1,442,879	1.34%
KDDI Corp.	404	2,884,678	2.68%
Nokia Oyj, SADR	79,004	1,232,462	1.14%
OTHER SECURITIES		413,189	0.38%
		7,441,982
Consumer, Cyclical - 0.50%
McDonald’s Corp.	8,714	541,924	0.50%
Consumer, Non-cyclical - 49.98%
Abbott Laboratories	40,094	2,139,817	1.98%
Accenture, Ltd., Class A	95,874	3,143,708	2.92%
Avon Products, Inc.	21,314	512,175	0.47%
Baxter International, Inc.	80,671	4,323,159	4.01%
Becton, Dickinson & Company	43,320	2,962,655	2.75%
Colgate-Palmolive Company	72,569	4,973,879	4.62%
Express Scripts, Inc. *	9,904	544,522	0.50%
Genentech, Inc. *	10,335	856,875	0.79%
General Mills, Inc.	25,465	1,546,999	1.43%
Gilead Sciences, Inc. *	60,967	3,117,852	2.90%
Johnson & Johnson	80,863	4,838,033	4.49%
Kellogg Company	77,293	3,389,298	3.14%
Medtronic, Inc.	54,604	1,715,658	1.59%
PepsiCo, Inc.	60,409	3,308,601	3.07%
Procter & Gamble Company	74,569	4,609,856	4.28%
Quest Diagnostics, Inc.	13,893	721,186	0.67%
Shire, Ltd.	59,612	878,081	0.81%
St. Jude Medical, Inc. *	82,139	2,707,301	2.51%
The Coca-Cola Company	97,351	4,407,080	4.10%
The Kroger Company	88,612	2,340,243	2.17%
OTHER SECURITIES		850,400	0.78%
		53,887,378
Energy - 6.06%
CONSOL Energy, Inc.	17,363	496,235	0.46%
Exxon Mobil Corp.	5,703	455,270	0.42%
National Oilwell Varco, Inc. *	23,739	580,181	0.54%
Occidental Petroleum Corp.	28,346	1,700,477	1.57%
Transocean, Ltd. *	17,280	816,480	0.76%
Valero Energy Corp.	20,797	450,047	0.42%
OTHER SECURITIES		2,038,789	1.89%
		6,537,479
Financial - 5.36%
ACE, Ltd.	43,497	$2,301,861	2.13%
Aon Corp.	13,054	596,307	0.55%
Chubb Corp.	47,790	2,437,290	2.27%
OTHER SECURITIES		446,100	0.41%
		5,781,558
Industrial - 14.08%
Fluor Corp.	12,170	546,068	0.51%
General Dynamics Corp.	19,014	1,095,016	1.02%
Honeywell International, Inc.	40,653	1,334,638	1.24%
Lockheed Martin Corp.	19,967	1,678,825	1.56%
Raytheon Company	65,236	3,329,646	3.08%
Rockwell Collins, Inc.	12,181	476,155	0.44%
United Technologies Corp.	47,412	2,541,284	2.36%
Waste Management, Inc.	60,887	2,017,795	1.87%
OTHER SECURITIES		2,165,863	2.00%
		15,185,290
Technology - 7.67%
Adobe Systems, Inc. *	59,034	1,256,834	1.17%
Apple, Inc. *	5,358	457,305	0.42%
Cognizant Technology Solutions Corp., Class A *	30,017	542,107	0.50%
International Business Machines Corp.	6,432	541,317	0.50%
Microsoft Corp.	182,197	3,541,909	3.28%
Research In Motion, Ltd. *	27,838	1,129,666	1.06%
OTHER SECURITIES		805,371	0.74%
		8,274,509

TOTAL COMMON STOCKS (Cost $118,744,277)		$99,056,672
SHORT TERM INVESTMENTS - 0.35%
John Hancock Cash Investment Trust, 1.2465% (b) (c)	372,750	$372,750	0.35%

TOTAL SHORT TERM INVESTMENTS (Cost $372,750)		$372,750
REPURCHASE AGREEMENTS - 7.95%
Repurchase Agreement with State Street Corp. dated 12/31/2008 at 0.00% to be repurchased at $8,568,000 on 01/02/2009, collateralized by $8,355,000 Federal Home Loan Bank, 3.375% due 06/24/2011 (valued at $8,741,419, including interest)	8,568,000	8,568,000	7.95%

TOTAL REPURCHASE AGREEMENTS (Cost $8,568,000)		$8,568,000
Total Investments (All Cap Growth Trust) (Cost $127,685,027) - 100.15%		$107,997,422	100.15%
Liabilities in Excess of Other Assets - (0.15%)		(159,890)	(0.15%)
TOTAL NET ASSETS - 100.00%		$107,837,532	100.00%

The accompanying notes are an integral part of the financial statements.

All Cap Value Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 98.15%
Basic Materials - 6.53%
Barrick Gold Corp.	38,345	$1,409,946	1.82%
Biogen Idec, Inc. *	29,000	1,381,270	1.78%
Cytec Industries, Inc.	34,600	734,212	0.94%
OTHER SECURITIES		1,557,492	1.99%
		5,082,920
Communications - 2.60%
McAfee, Inc. *	42,801	1,479,631	1.90%
OTHER SECURITIES		548,515	0.70%
		2,028,146
Consumer, Cyclical - 10.61%
Autoliv, Inc.	43,700	937,802	1.21%
Brinker International, Inc.	55,000	579,700	0.74%
Costco Wholesale Corp.	26,600	1,396,500	1.79%
Darden Restaurants, Inc.	34,900	983,482	1.27%
Honda Motor Company, Ltd., ADR	40,400	862,136	1.11%
PACCAR, Inc.	23,200	663,520	0.85%
Wal-Mart Stores, Inc.	21,500	1,205,290	1.55%
OTHER SECURITIES		1,636,158	2.09%
		8,264,588
Consumer, Non-cyclical - 28.85%
Abbott Laboratories	41,100	2,193,507	2.83%
Amgen, Inc. *	38,300	2,211,825	2.84%
Archer-Daniels-Midland Company	123,500	3,560,505	4.57%
DaVita, Inc. *	39,900	1,977,843	2.54%
Diageo PLC, SADR	10,600	601,444	0.77%
Onyx Pharmaceuticals, Inc. *	36,300	1,240,008	1.59%
OSI Pharmaceuticals, Inc. * (a)	27,400	1,069,970	1.37%
Schering-Plough Corp.	170,996	2,912,062	3.75%
The Kroger Company	78,266	2,067,005	2.65%
Watson Pharmaceuticals, Inc. *	61,100	1,623,427	2.08%
OTHER SECURITIES		3,003,503	3.86%
		22,461,099
Energy - 8.99%
El Paso Corp.	107,100	838,593	1.08%
Halliburton Company	34,642	629,792	0.81%
PetroHawk Energy Corp. *	57,100	892,473	1.14%
Spectra Energy Corp.	54,600	859,404	1.10%
Williams Companies, Inc.	54,400	787,712	1.01%
XTO Energy, Inc.	18,500	652,495	0.84%
OTHER SECURITIES		2,341,777	3.01%
		7,002,246
Financial - 14.09%
Aon Corp.	36,000	1,644,480	2.12%
Bank of New York Mellon Corp.	61,623	1,745,779	2.24%
Berkshire Hathaway, Inc., Class B *	306	983,484	1.26%
Commerce Bancshares, Inc.	18,810	826,700	1.06%
Cullen Frost Bankers, Inc.	34,265	1,736,550	2.23%
JPMorgan Chase & Company	54,200	1,708,926	2.19%
Wells Fargo & Company	21,400	630,872	0.81%
OTHER SECURITIES		1,695,853	2.18%
		10,972,644
Industrial - 23.59%
Alliant Techsystems, Inc. *	10,300	883,328	1.13%
AptarGroup, Inc.	18,600	655,464	0.84%
Bemis Company, Inc.	35,500	$840,640	1.08%
Carlisle Companies, Inc.	58,346	1,207,762	1.55%
Eaton Corp.	29,010	1,442,087	1.86%
General Dynamics Corp.	23,700	1,364,883	1.75%
Honeywell International, Inc.	22,700	745,241	0.96%
ITT Corp.	31,600	1,453,284	1.86%
Pactiv Corp. *	96,600	2,403,408	3.08%
Parker-Hannifin Corp.	25,800	1,097,532	1.41%
United Technologies Corp.	31,053	1,664,441	2.14%
URS Corp. *	19,000	774,630	1.00%
OTHER SECURITIES		3,836,176	4.93%
		18,368,876
Technology - 0.18%		140,514	0.18%
Utilities - 2.71%
The Southern Company	18,400	680,800	0.87%
UGI Corp.	38,500	940,170	1.21%
OTHER SECURITIES		491,166	0.63%
		2,112,136

TOTAL COMMON STOCKS (Cost $92,758,428)		$76,433,169
SHORT TERM INVESTMENTS - 1.57%
John Hancock Cash Investment Trust, 1.2465% (b) (c)	1,219,714	1,219,714	1.57%

TOTAL SHORT TERM INVESTMENTS (Cost $1,219,714)		$1,219,714
REPURCHASE AGREEMENTS - 1.46%
Repurchase Agreement with State Street Corp. dated 12/31/2008 at 0.00% to be repurchased at $1,140,000 on 01/02/2009, collateralized by $985,000 Federal Home Loan Bank, 5.125% due 03/14/2036 (valued at $1,164,763, including interest)	1,140,000	1,140,000	1.46%

TOTAL REPURCHASE AGREEMENTS (Cost $1,140,000)		$1,140,000
Total Investments (All Cap Value Trust) (Cost $95,118,142) - 101.18%		$78,792,883	101.18%
Liabilities in Excess of Other Assets - (1.18%)		(920,107)	(1.18%)
TOTAL NET ASSETS - 100.00%		$77,872,776	100.00%

Alpha Opportunities Trust
Shares or Principal Amount	Value	% of Net Assets
INVESTMENT COMPANIES - 1.50%
Investment Companies - 1.50%	$4,203,486	1.50%

TOTAL INVESTMENT COMPANIES (Cost $4,026,677)	$4,203,486

The accompanying notes are an integral part of the financial statements.

Alpha Opportunities Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 84.72%
Basic Materials - 5.13%
Eli Lilly & Company	42,400	$1,707,448	0.61%
FMC Corp.	58,400	2,612,233	0.93%
The Mosaic Company	62,900	2,176,340	0.78%
OTHER SECURITIES		7,860,341	2.81%
		14,356,362
Communications - 8.09%
AT&T, Inc.	106,300	3,029,550	1.08%
Cisco Systems, Inc. *	123,900	2,019,570	0.72%
Comcast Corp., Special Class A	161,900	2,614,685	0.94%
McAfee, Inc. *	48,700	1,683,559	0.60%
MetroPCS Communications, Inc. * (a)	255,590	3,795,512	1.36%
OTHER SECURITIES		9,506,349	3.39%
		22,649,225
Consumer, Cyclical - 8.86%
Delta Air Lines, Inc. *	518,120	5,937,655	2.12%
Nintendo Company, Ltd.	4,700	1,796,113	0.65%
Staples, Inc.	207,010	3,709,620	1.32%
OTHER SECURITIES		13,373,047	4.77%
		24,816,435
Consumer, Non-cyclical - 26.02%
Abbott Laboratories	82,750	4,416,368	1.58%
Accenture, Ltd., Class A	103,300	3,387,207	1.21%
Amgen, Inc. *	46,050	2,659,387	0.96%
Cardinal Health, Inc.	47,900	1,651,113	0.59%
Cephalon, Inc. * (a)	29,900	2,303,496	0.82%
Covidien, Ltd.	42,880	1,553,971	0.55%
Jarden Corp. *	142,800	1,642,200	0.59%
McKesson Corp.	46,000	1,781,580	0.64%
Medtronic, Inc.	64,500	2,026,590	0.72%
Schering-Plough Corp.	360,220	6,134,547	2.20%
Smithfield Foods, Inc. * (a)	116,800	1,643,375	0.59%
Teva Pharmaceutical Industries, Ltd., SADR	47,530	2,023,352	0.72%
UnitedHealth Group, Inc.	221,200	5,883,920	2.10%
Varian Medical Systems, Inc. *	62,600	2,193,505	0.78%
Visa, Inc.	32,100	1,683,645	0.60%
Western Union Company	159,610	2,288,807	0.82%
Wyeth	80,700	3,027,057	1.08%
OTHER SECURITIES		26,523,015	9.47%
		72,823,135
Energy - 8.76%
Marathon Oil Corp.	84,300	2,306,448	0.82%
Sunpower Corp., Class B * (a)	55,860	1,700,378	0.61%
Total SA, ADR	36,500	2,018,450	0.72%
XTO Energy, Inc.	77,710	2,740,832	0.98%
OTHER SECURITIES		15,756,401	5.63%
		24,522,509
Financial - 11.01%
ACE, Ltd.	64,300	3,402,756	1.22%
Goldman Sachs Group, Inc.	36,560	3,085,298	1.10%
JPMorgan Chase & Company	74,380	2,345,201	0.84%
Marsh & McLennan Companies, Inc.	161,700	3,924,459	1.39%
State Street Corp.	35,320	1,389,136	0.50%
Wells Fargo & Company	157,600	4,646,049	1.65%
OTHER SECURITIES		$12,042,609	4.31%
		30,835,508
Industrial - 10.92%
Aecom Technology Corp. *	86,600	2,661,218	0.95%
Boeing Company	41,900	1,787,873	0.64%
FLIR Systems, Inc. * (a)	67,200	2,061,697	0.74%
General Electric Company	150,300	2,434,860	0.87%
Honeywell International, Inc.	80,200	2,632,966	0.95%
Lockheed Martin Corp.	31,300	2,631,704	0.94%
Owens-Illinois, Inc. *	72,900	1,992,357	0.71%
United Parcel Service, Inc., Class B (a)	36,600	2,018,856	0.71%
OTHER SECURITIES		12,342,732	4.41%
		30,564,263
Technology - 5.88%
Automatic Data Processing, Inc.	59,700	2,348,598	0.84%
BMC Software, Inc. *	79,600	2,142,036	0.76%
First Solar, Inc. * (a)	11,955	1,649,312	0.59%
Microsoft Corp.	109,400	2,126,736	0.75%
OTHER SECURITIES		8,182,546	2.94%
		16,449,228
Utilities - 0.05%		150,792	0.05%

TOTAL COMMON STOCKS (Cost $235,325,660)		$237,167,457
SHORT TERM INVESTMENTS - 4.87%
John Hancock Cash Investment Trust, 1.2465% (b) (c)	13,638,724	13,638,724	4.87%

TOTAL SHORT TERM INVESTMENTS (Cost $13,638,724)		$13,638,724
REPURCHASE AGREEMENTS - 13.57%
Repurchase Agreement with State Street Corp. dated 12/31/2008 at 0.00% to be repurchased at $37,977,000 on 01/02/2009, collateralized by $38,790,000 U.S. Treasury Bills, zero coupon due 07/02/2009 (valued at $38,739,573, including interest)	37,977,000	37,977,000	13.57%

TOTAL REPURCHASE AGREEMENTS (Cost $37,977,000)		$37,977,000
Total Investments (Alpha Opportunities Trust) (Cost $290,968,061) - 104.66%		$292,986,667	104.66%
Liabilities in Excess of Other Assets - (4.66%)		(13,039,667)	(4.66%)
TOTAL NET ASSETS - 100.00%		$279,947,000	100.00%

The accompanying notes are an integral part of the financial statements.

American Asset Allocation Trust
	Shares or Principal Amount	Value	% of Net Assets
INVESTMENT COMPANIES - 100.01%
American Funds Insurance Series - 100.01%
American Asset Allocation Fund - Class 1	71,427,635	$868,560,038	100.01%

TOTAL INVESTMENT COMPANIES (Cost $1,203,752,210)		$868,560,038
Total Investments (American Asset Allocation Trust) (Cost $1,203,752,210) - 100.01%		$868,560,038	100.01%
Liabilities in Excess of Other Assets - (0.01%)		(68,246)	(0.01%)
TOTAL NET ASSETS - 100.00%		$868,491,792	100.00%

American Blue Chip Income & Growth Trust
	Shares or Principal Amount	Value	% of Net Assets
INVESTMENT COMPANIES - 100.03%
American Funds Insurance Series - 100.03%
American Blue Chip Income & Growth Fund - Class 1	16,362,395	$109,137,173	100.03%

TOTAL INVESTMENT COMPANIES (Cost $162,030,631)		$109,137,173
Total Investments (American Blue Chip Income & Growth Trust) (Cost $162,030,631) - 100.03%		$109,137,173	100.03%
Liabilities in Excess of Other Assets - (0.03%)		(31,066)	(0.03%)
TOTAL NET ASSETS - 100.00%		$109,106,107	100.00%

American Bond Trust
	Shares or Principal Amount	Value	% of Net Assets
INVESTMENT COMPANIES - 100.01%
American Funds Insurance Series - 100.01%
American Bond Trust - Class 1	73,251,744	$692,961,502	100.01%

TOTAL INVESTMENT COMPANIES (Cost $827,040,461)		$692,961,502
Total Investments (American Bond Trust) (Cost $827,040,461) - 100.01%		$692,961,502	100.01%
Liabilities in Excess of Other Assets - (0.01%)		(66,717)	(0.01%)
TOTAL NET ASSETS - 100.00%		$692,894,785	100.00%

American Diversified Growth & Income Trust
	Shares or Principal Amount	Value	% of Net Assets
INVESTMENT COMPANIES - 102.24%
American Funds Insurance Series - 102.24%
American Asset Allocation Fund - Class 1	4,778	$58,103	8.12%
American Blue Chip Income & Growth Fund - Class 1	13,121	87,514	12.23%
American Bond Trust - Class 1	14,133	$133,701	18.68%
American Global Growth Fund - Class 1	4,160	58,077	8.12%
American Global Small Capitalization Fund - Class 1	1,308	14,628	2.04%
American Growth Trust - Class 1	5,663	189,773	26.52%
American Growth-Income Fund - Class 1	4,207	102,026	14.26%
American High-Income Bond Fund - Class 1	3,637	29,317	4.10%
American International Fund - Class 1	3,596	43,944	6.14%
American New World Trust - Class 1	1,070	14,518	2.03%

TOTAL INVESTMENT COMPANIES (Cost $1,022,708)		$731,601
Total Investments (American Diversified Growth & Income Trust) (Cost $1,022,708) - 102.24%		$731,601	102.24%
Liabilities in Excess of Other Assets - (2.24%)		(16,002)	(2.24%)
TOTAL NET ASSETS - 100.00%		$715,599	100.00%

American Fundamental Holdings Trust
	Shares or Principal Amount	Value	% of Net Assets
INVESTMENT COMPANIES - 100.01%
American Funds Insurance Series - 100.01%
American Bond Trust - Class 1	25,681,787	$242,949,708	39.57%
American Growth Trust - Class 1	4,342,458	145,515,779	23.69%
American Growth-Income Fund - Class 1	5,993,058	145,331,667	23.66%
American International Fund - Class 1	6,578,760	80,392,443	13.09%

TOTAL INVESTMENT COMPANIES (Cost $816,919,806)		$614,189,597
Total Investments (American Fundamental Holdings Trust) (Cost $816,919,806) - 100.01%		$614,189,597	100.01%
Liabilities in Excess of Other Assets - (0.01%)		(54,769)	(0.01%)
TOTAL NET ASSETS - 100.00%		$614,134,828	100.00%

American Global Diversification Trust
	Shares or Principal Amount	Value	% of Net Assets
INVESTMENT COMPANIES - 100.01%
American Funds Insurance Series - 100.01%
American Bond Trust - Class 1	15,505,205	$146,679,241	27.05%
American Global Growth Fund - Class 1	15,686,621	218,985,234	40.39%
American Global Small Capitalization Fund - Class 1	7,361,010	82,296,089	15.18%
American High-Income Bond Fund - Class 1	5,203,514	41,940,323	7.73%

The accompanying notes are an integral part of the financial statements.

American Global Diversification Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
American New World Trust - Class 1	3,861,039	$52,394,294	9.66%

TOTAL INVESTMENT COMPANIES (Cost $790,359,733)		$542,295,181
Total Investments (American Global Diversification Trust) (Cost $790,359,733) - 100.01%		$542,295,181	100.01%
Liabilities in Excess of Other Assets - (0.01%)		(57,050)	(0.01%)
TOTAL NET ASSETS - 100.00%		$542,238,131	100.00%

American Global Growth Trust
	Shares or Principal Amount	Value	% of Net Assets
INVESTMENT COMPANIES - 100.02%
American Funds Insurance Series - 100.02%
American Global Growth Fund - Class 1	10,768,020	$150,321,564	100.02%

TOTAL INVESTMENT COMPANIES (Cost $257,312,447)		$150,321,564
Total Investments (American Global Growth Trust) (Cost $257,312,447) - 100.02%		$150,321,564	100.02%
Liabilities in Excess of Other Assets - (0.02%)		(30,687)	(0.02%)
TOTAL NET ASSETS - 100.00%		$150,290,877	100.00%

American Global Small Capitalization Trust
	Shares or Principal Amount	Value	% of Net Assets
INVESTMENT COMPANIES - 100.05%
American Funds Insurance Series - 100.05%
American Global Small Capitalization Fund - Class 1	4,648,633	$51,971,713	100.05%

TOTAL INVESTMENT COMPANIES (Cost $105,733,793)		$51,971,713
Total Investments (American Global Small Capitalization Trust) (Cost $105,733,793) - 100.05%		$51,971,713	100.05%
Liabilities in Excess of Other Assets - (0.05%)		(25,113)	(0.05%)
TOTAL NET ASSETS - 100.00%		$51,946,600	100.00%

American Growth Trust
	Shares or Principal Amount	Value	% of Net Assets
INVESTMENT COMPANIES - 100.01%
American Funds Insurance Series - 100.01%
American Growth Trust - Class 1	31,567,671	$1,057,832,649	100.01%

TOTAL INVESTMENT COMPANIES (Cost $1,720,967,364)		$1,057,832,649
Total Investments (American Growth Trust) (Cost $1,720,967,364) - 100.01%		$1,057,832,649	100.01%
Liabilities in Excess of Other Assets - (0.01%)		(86,013)	(0.01%)
TOTAL NET ASSETS - 100.00%		$1,057,746,636	100.00%

American Growth-Income Trust
	Shares or Principal Amount	Value	% of Net Assets
INVESTMENT COMPANIES - 100.01%
American Funds Insurance Series - 100.01%
American Growth-Income Fund - Class 1	35,758,778	$867,150,362	100.01%

TOTAL INVESTMENT COMPANIES (Cost $1,335,832,048)		$867,150,362
Total Investments (American Growth-Income Trust) (Cost $1,335,832,048) - 100.01%		$867,150,362	100.01%
Liabilities in Excess of Other Assets - (0.01%)		(78,099)	(0.01%)
TOTAL NET ASSETS - 100.00%		$867,072,263	100.00%

American High-Income Bond Trust
	Shares or Principal Amount	Value	% of Net Assets
INVESTMENT COMPANIES - 100.07%
American Funds Insurance Series - 100.07%
American High-Income Bond Fund - Class 1	4,292,856	$34,600,422	100.07%

TOTAL INVESTMENT COMPANIES (Cost $49,777,357)		$34,600,422
Total Investments (American High-Income Bond Trust) (Cost $49,777,357) - 100.07%		$34,600,422	100.07%
Liabilities in Excess of Other Assets - (0.07%)		(25,202)	(0.07%)
TOTAL NET ASSETS - 100.00%		$34,575,220	100.00%

American International Trust
	Shares or Principal Amount	Value	% of Net Assets
INVESTMENT COMPANIES - 100.01%
American Funds Insurance Series - 100.01%
American International Fund - Class 1	57,803,808	$706,362,537	100.01%

TOTAL INVESTMENT COMPANIES (Cost $1,098,020,417)		$706,362,537

The accompanying notes are an integral part of the financial statements.

American International Trust (continued)
Shares or Principal Amount	Value	% of Net Assets

Total Investments (American International Trust) (Cost $1,098,020,417) - 100.01%	$706,362,537	100.01%
Liabilities in Excess of Other Assets - (0.01%)	(63,211)	(0.01%)
TOTAL NET ASSETS - 100.00%	$706,299,326	100.00%

American New World Trust
	Shares or Principal Amount	Value	% of Net Assets
INVESTMENT COMPANIES - 100.06%
American Funds Insurance Series - 100.06%
American New World Trust - Class 1	3,058,554	$41,504,577	100.06%

TOTAL INVESTMENT COMPANIES (Cost $72,533,608)		$41,504,577
Total Investments (American New World Trust) (Cost $72,533,608) - 100.06%		$41,504,577	100.06%
Liabilities in Excess of Other Assets - (0.06%)		(24,917)	(0.06%)
TOTAL NET ASSETS - 100.00%		$41,479,660	100.00%

Blue Chip Growth Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 99.31%
Basic Materials - 3.49%
Monsanto Company	254,604	$17,911,391	1.06%
Praxair, Inc.	355,900	21,126,224	1.26%
OTHER SECURITIES		19,722,533	1.17%
		58,760,148
Communications - 17.72%
Amazon.com, Inc. *	998,889	51,223,028	3.05%
American Tower Corp., Class A *	956,538	28,045,694	1.67%
Cisco Systems, Inc. *	889,818	14,504,033	0.86%
Google, Inc., Class A *	182,466	56,135,665	3.34%
Juniper Networks, Inc. *	1,437,121	25,163,989	1.50%
McAfee, Inc. *	493,800	17,070,666	1.02%
McGraw-Hill Companies, Inc.	851,800	19,753,242	1.17%
QUALCOMM, Inc.	902,077	32,321,419	1.92%
OTHER SECURITIES		53,832,020	3.19%
		298,049,756
Consumer, Cyclical - 11.23%
CVS Caremark Corp.	673,067	19,343,946	1.15%
Kohl’s Corp. *	489,430	17,717,366	1.05%
McDonald’s Corp.	347,700	21,623,463	1.28%
Nintendo Company, Ltd.	69,000	26,368,463	1.57%
Wal-Mart Stores, Inc.	621,464	34,839,271	2.07%
Yum! Brands, Inc.	522,500	16,458,750	0.98%
OTHER SECURITIES		52,527,391	3.13%
		188,878,650
Consumer, Non-cyclical - 29.01%
Accenture, Ltd., Class A	712,300	23,356,317	1.39%
Allergan, Inc.	422,700	$17,043,264	1.01%
Amgen, Inc. *	369,100	21,315,525	1.27%
Baxter International, Inc.	408,800	21,907,592	1.30%
Celgene Corp. *	617,000	34,107,760	2.03%
Express Scripts, Inc. *	336,500	18,500,770	1.10%
Genentech, Inc. *	633,822	52,550,182	3.12%
Gilead Sciences, Inc. *	1,121,762	57,366,911	3.40%
McKesson Corp.	353,000	13,671,690	0.81%
Medco Health Solutions, Inc. *	749,300	31,403,163	1.87%
Medtronic, Inc.	681,644	21,417,254	1.27%
PepsiCo, Inc.	261,004	14,295,189	0.84%
Roche Holdings AG - Genusschein	93,423	14,463,475	0.86%
St. Jude Medical, Inc. *	667,036	21,985,508	1.31%
Wyeth	421,754	15,819,992	0.94%
OTHER SECURITIES		108,987,972	6.49%
		488,192,564
Energy - 6.90%
EOG Resources, Inc.	330,900	22,031,322	1.31%
Exxon Mobil Corp.	422,538	33,731,208	2.00%
Schlumberger, Ltd.	536,392	22,705,474	1.35%
Smith International, Inc.	836,472	19,146,844	1.14%
OTHER SECURITIES		18,484,695	1.10%
		116,099,543
Financial - 11.04%
Franklin Resources, Inc.	394,865	25,184,489	1.51%
Goldman Sachs Group, Inc.	235,776	19,897,137	1.18%
IntercontinentalExchange, Inc. *	197,100	16,248,924	0.97%
Northern Trust Corp.	371,489	19,369,436	1.15%
State Street Corp.	553,007	21,749,765	1.30%
Wells Fargo & Company	458,000	13,501,840	0.80%
OTHER SECURITIES		69,755,499	4.13%
		185,707,090
Industrial - 4.47%
Danaher Corp.	841,263	47,623,898	2.84%
OTHER SECURITIES		27,652,286	1.63%
		75,276,184
Technology - 15.05%
Apple, Inc. *	613,600	52,370,759	3.10%
Fiserv, Inc. *	396,000	14,402,520	0.86%
Hewlett-Packard Company	618,000	22,427,220	1.33%
Marvell Technology Group, Ltd. *	2,182,610	14,558,009	0.87%
Microsoft Corp.	2,176,144	42,304,240	2.51%
Xilinx, Inc.	911,625	16,245,157	0.96%
OTHER SECURITIES		90,861,646	5.42%
		253,169,551
Utilities - 0.40%		6,747,036	0.40%

TOTAL COMMON STOCKS (Cost $2,117,203,835)		$1,670,880,522
SHORT TERM INVESTMENTS - 4.09%
T. Rowe Price Reserve Investment Fund
1.531% (b)	27,815,669	27,815,669	1.65%
John Hancock Cash Investment Trust, 1.2465% (b) (c)	40,969,054	40,969,054	2.44%

The accompanying notes are an integral part of the financial statements.

Blue Chip Growth Trust (continued)
Shares or Principal Amount	Value	% of Net Assets
TOTAL SHORT TERM INVESTMENTS (Cost $68,784,723)	$68,784,723
Total Investments (Blue Chip Growth Trust) (Cost $2,185,988,558) - 103.40%	$1,739,665,245	103.40%
Liabilities in Excess of Other Assets - (3.40%)	(57,251,920)	(3.40%)
TOTAL NET ASSETS - 100.00%	$1,682,413,325	100.00%

Capital Appreciation Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 97.68%
Basic Materials - 2.40%
Monsanto Company	236,000	$16,602,600	2.40%
Communications - 14.47%
Amazon.com, Inc. *	317,200	16,266,016	2.35%
Cisco Systems, Inc. *	1,009,665	16,457,540	2.38%
Google, Inc., Class A *	99,707	30,674,858	4.43%
QUALCOMM, Inc.	719,800	25,790,434	3.73%
Walt Disney Company	482,500	10,947,925	1.58%
		100,136,773
Consumer, Cyclical - 9.79%
Costco Wholesale Corp.	218,900	11,492,250	1.66%
CVS Caremark Corp.	574,000	16,496,760	2.38%
NIKE, Inc., Class B	234,408	11,954,808	1.73%
Wal-Mart Stores, Inc.	459,800	25,776,388	3.73%
OTHER SECURITIES		1,995,834	0.29%
		67,716,040
Consumer, Non-cyclical - 42.73%
Abbott Laboratories	382,000	20,387,340	2.95%
Alcon, Inc.	207,881	18,540,906	2.68%
Baxter International, Inc.	413,200	22,143,388	3.20%
Cadbury PLC	90,100	3,213,867	0.46%
Celgene Corp. *	289,400	15,998,032	2.31%
Colgate-Palmolive Company	321,100	22,008,194	3.18%
Genentech, Inc. *	361,869	30,002,559	4.34%
Genzyme Corp. *	72,200	4,791,914	0.69%
Gilead Sciences, Inc. *	884,428	45,229,648	6.54%
Medco Health Solutions, Inc. *	346,500	14,521,815	2.09%
Mylan, Inc. * (a)	393,500	3,891,715	0.56%
PepsiCo, Inc.	250,065	13,696,060	1.98%
Roche Holding AG, SADR	72,800	5,572,840	0.81%
Shire Pharmaceuticals Group PLC, ADR	164,250	7,355,115	1.06%
Teva Pharmaceutical Industries, Ltd., SADR (a)	482,500	20,540,025	2.97%
The Coca-Cola Company	320,000	14,486,400	2.10%
UnitedHealth Group, Inc.	144,400	3,841,040	0.56%
Visa, Inc.	402,700	21,121,615	3.05%
Wyeth	220,500	8,270,955	1.20%
		295,613,428
Energy - 5.78%
Occidental Petroleum Corp.	194,100	11,644,059	1.68%
Schlumberger, Ltd.	348,106	14,735,327	2.13%
Southwestern Energy Company *	291,400	$8,441,858	1.22%
XTO Energy, Inc.	147,100	5,188,217	0.75%
		40,009,461
Financial - 3.00%
Charles Schwab Corp.	966,969	15,635,889	2.26%
Goldman Sachs Group, Inc.	48,790	4,117,388	0.60%
OTHER SECURITIES		1,000,156	0.14%
		20,753,433
Industrial - 5.35%
Lockheed Martin Corp.	125,500	10,552,040	1.53%
Raytheon Company	207,700	10,601,008	1.53%
Thermo Fisher Scientific, Inc. *	386,400	13,164,648	1.90%
Union Pacific Corp.	56,800	2,715,040	0.39%
		37,032,736
Technology - 14.16%
Adobe Systems, Inc. *	527,185	11,223,769	1.62%
Apple, Inc. *	179,866	15,351,563	2.22%
Hewlett-Packard Company	575,800	20,895,782	3.03%
Infosys Technologies, Ltd., ADR	295,600	7,262,892	1.05%
International Business Machines Corp.	96,300	8,104,608	1.17%
Microsoft Corp.	492,669	9,577,485	1.38%
NVIDIA Corp. *	318,600	2,571,102	0.37%
Oracle Corp. *	393,400	6,974,982	1.01%
Research In Motion, Ltd. *	394,300	16,000,694	2.31%
		97,962,877

TOTAL COMMON STOCKS (Cost $828,216,528)		$675,827,348
SHORT TERM INVESTMENTS - 2.37%
John Hancock Cash Investment Trust, 1.2465% (b) (c)	16,390,000	16,390,000	2.37%

TOTAL SHORT TERM INVESTMENTS (Cost $16,390,000)		$16,390,000
REPURCHASE AGREEMENTS - 2.74%
Repurchase Agreement with State Street Corp. dated 12/31/2008 at 0.00% to be repurchased at $18,976,000 on 01/02/2009, collateralized by $13,990,000 Federal National Mortgage Association, 6.25% due 05/15/2029 (valued at $19,358,663, including interest)	18,976,000	18,976,000	2.74%

TOTAL REPURCHASE AGREEMENTS (Cost $18,976,000)		$18,976,000
Total Investments (Capital Appreciation Trust) (Cost $863,582,528) - 102.79%		$711,193,348	102.79%
Liabilities in Excess of Other Assets - (2.79%)		(19,296,939)	(2.79%)
TOTAL NET ASSETS - 100.00%		$691,896,409	100.00%

The accompanying notes are an integral part of the financial statements.

Capital Appreciation Value Trust
	Shares or Principal Amount		Value	% of Net Assets
COMMON STOCKS - 70.70%
Basic Materials - 0.33%			$467,280	0.33%
Communications - 6.78%
AT&T, Inc.	46,800		1,333,800	0.94%
Cablevision Systems Corp., Class A	112,900		1,901,236	1.35%
Time Warner Cable, Inc. *	24,700		529,815	0.37%
Time Warner, Inc.	391,800		3,941,508	2.78%
OTHER SECURITIES			1,913,431	1.34%
			9,619,790
Consumer, Cyclical - 8.96%
Kohl’s Corp. *	33,500		1,212,700	0.85%
Lowe’s Companies, Inc.	94,700		2,037,944	1.44%
Marriott International, Inc., Class A	116,500		2,265,925	1.60%
Wal-Mart Stores, Inc.	25,000		1,401,500	0.99%
OTHER SECURITIES			5,793,217	4.08%
			12,711,286
Consumer, Non-cyclical - 11.89%
Allergan, Inc.	41,500		1,673,280	1.18%
Baxter International, Inc.	28,800		1,543,392	1.09%
Covidien, Ltd.	62,800		2,275,872	1.61%
Fortune Brands, Inc.	56,700		2,340,576	1.65%
H & R Block, Inc.	74,300		1,688,096	1.19%
Henry Schein, Inc. *	4,000		146,760	0.10%
Western Union Company	142,300		2,040,582	1.44%
Wyeth	53,600		2,010,536	1.42%
OTHER SECURITIES			3,145,753	2.21%
			16,864,847
Energy - 10.49%
CNX Gas Corp. *	56,300		1,536,990	1.08%
Entergy Corp.	13,500		1,122,255	0.79%
Exxon Mobil Corp.	35,000		2,794,050	1.96%
Murphy Oil Corp.	37,800		1,676,430	1.18%
Royal Dutch Shell PLC, ADR	32,300		1,709,962	1.21%
Schlumberger, Ltd.	28,400		1,202,172	0.85%
Total SA, ADR	30,200		1,670,060	1.18%
OTHER SECURITIES			3,170,320	2.24%
			14,882,239
Financial - 9.42%
Ameriprise Financial, Inc.	56,600		1,322,176	0.93%
Aon Corp.	30,800		1,406,944	0.99%
BlackRock, Inc.	7,900		1,059,785	0.75%
Franklin Resources, Inc.	25,700		1,639,146	1.15%
Invesco, Ltd.	78,300		1,130,652	0.80%
Lazard, Ltd., Class A	48,500		1,442,390	1.02%
Wells Fargo & Company	79,000		2,328,921	1.63%
OTHER SECURITIES			3,035,532	2.15%
			13,365,546
Industrial - 11.90%
Danaher Corp.	81,200		4,596,733	3.25%
Honeywell International, Inc.	82,300		2,701,909	1.90%
Illinois Tool Works, Inc.	46,900		1,643,845	1.16%
Tyco Electronics, Ltd.	203,700		3,301,977	2.33%
Tyco International, Ltd.	93,200		2,013,120	1.42%
OTHER SECURITIES			2,617,260	1.84%
			16,874,844
Technology - 5.84%
Analog Devices, Inc.	102,700		$1,953,354	1.38%
Dell, Inc. *	106,200		1,087,488	0.77%
Microsoft Corp.	55,600		1,080,864	0.76%
Texas Instruments, Inc.	133,500		2,071,920	1.46%
Xilinx, Inc.	69,200		1,233,144	0.87%
OTHER SECURITIES			857,223	0.60%
			8,283,993
Utilities - 5.09%
PG&E Corp.	37,300		1,443,883	1.02%
PPL Corp.	59,600		1,829,124	1.29%
Public Service Enterprise Group, Inc.	42,400		1,236,808	0.87%
Sempra Energy	38,900		1,658,307	1.17%
OTHER SECURITIES			1,045,044	0.74%
			7,213,166

TOTAL COMMON STOCKS (Cost $111,830,646)			$100,282,991
PREFERRED STOCKS - 2.68%
Communications - 0.08%			107,616	0.08%
Consumer, Non-cyclical - 0.07%			104,000	0.07%
Financial - 2.44%
Bank of America Corp., Series L, 7.25%	2,599		1,689,350	1.20%
OTHER SECURITIES			1,770,007	1.24%
			3,459,357
Utilities - 0.09%			125,776	0.09%

TOTAL PREFERRED STOCKS (Cost $4,472,322)			3,796,749
TERM LOANS - 7.21%
Basic Materials - 1.21%
Georgia Pacific Corp., Tranche A
3.058%, due 12/20/2010 (d)	1,882,438		1,712,228	1.21%
Communications - 2.74%
CSC Holdings, Inc.
2.945%, due 03/29/2013 (d)	1,748,721		1,468,926	1.03%
2.195%, due 07/15/209 (d)		q>	428,628	0.30%
DirecTV Holdings LLC, Term B
5.250%, due 03/06/2010 (d)	1,496,241		1,354,098	0.95%
OTHER SECURITIES			651,400	0.46%
			3,903,052
Consumer, Cyclical - 0.59%			830,850	0.59%
Consumer, Non-cyclical - 2.67%
William Wrigley Jr. Company
7.750%, due 07/15/2010 (d)	2,000,000		1,907,223	1.35%
OTHER SECURITIES			1,876,270	1.32%
			3,783,493

TOTAL TERM LOANS (Cost $10,957,188)			$10,229,623
CORPORATE BONDS - 6.99%
Basic Materials - 0.12%			168,149	0.12%

The accompanying notes are an integral part of the financial statements.

Capital Appreciation Value Trust (continued)
	Shares or Principal Amount		Value	% of Net Assets
CORPORATE BONDS (continued)
Communications - 1.16%
Cablevision Systems
8.334%, due 04/01/2009 (d)	15,000		$14,963	0.01%
CSC Holdings, Inc., Series B
7.625%, due 04/01/2011		q>	14,138	0.01%
Time Warner
2.405%, due 11/13/2009 (d)	1,015,000		976,962	0.69%
OTHER SECURITIES			635,162	0.45%
			1,641,225
Consumer, Cyclical - 0.74%			1,048,714	0.74%
Consumer, Non-cyclical - 2.55%
Allergan
1.500%, due 04/01/2026	409,000		409,810	0.29%
Henry Schein, Inc.
3.000%, due 08/15/2034	1,311,000		1,295,642	0.90%
OTHER SECURITIES			1,923,964	1.36%
			3,629,416
Energy - 0.98%
Schlumberger
2.125%, due 06/01/2023	300,000		376,365	0.27%
OTHER SECURITIES			1,011,476	0.71%
			1,387,841
Financial - 0.48%			683,429	0.48%
Industrial - 0.03%			38,801	0.03%
Technology - 0.93%
Linear Technology Corp., Series A
3.000%, due 05/01/2027	1,737,000		1,317,212	0.93%
Utilities - 0.00%			4,600	0.00%

TOTAL CORPORATE BONDS (Cost $11,609,517)			$9,919,387
CONVERTIBLE BONDS - 1.51%
Basic Materials - 0.06%			89,129	0.06%
Communications - 0.41%			578,960	0.41%
Energy - 0.51%			726,171	0.51%
Financial - 0.00%			1,890	0.00%
Technology - 0.53%
Xilinx
3.125%, due 03/15/2037	1,100,000		743,463	0.53%

TOTAL CONVERTIBLE BONDS (Cost $2,844,866)			$2,139,613
OPTIONS - 0.00%
Other - 0.00%			1,030	0.00%

TOTAL OPTIONS (Cost $2,902)			$1,030
SHORT TERM INVESTMENTS - 12.48%
T. Rowe Price Reserve Investment Fund
1.531%	16,957,500		16,957,499	11.96%
John Hancock Cash Investment Trust, 1.2465% (b) (c)	741,750		741,750	0.52%

TOTAL SHORT TERM INVESTMENTS (Cost $17,699,250)			$17,699,249

Total Investments (Capital Appreciation Value Trust) (Cost $159,416,691) - 101.57%			$144,068,642	101.57%
Liabilities in Excess of Other Assets - (1.57%)			(2,229,756)	(1.57%)
TOTAL NET ASSETS - 100.00%			$141,838,886	100.00%

Classic Value Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 95.95%
Basic Materials - 5.68%
Eli Lilly & Company	7,400	$297,998	1.13%
International Paper Company	19,100	225,380	0.85%
Nucor Corp.	7,000	323,400	1.23%
OTHER SECURITIES		655,182	2.47%
		1,501,960
Communications - 10.71%
AT&T, Inc.	22,600	644,100	2.44%
McGraw-Hill Companies, Inc.	11,200	259,728	0.98%
Time Warner, Inc.	30,000	301,800	1.14%
Verizon Communications, Inc.	9,700	328,830	1.25%
Walt Disney Company	11,600	263,204	0.99%
OTHER SECURITIES		1,036,791	3.91%
		2,834,453
Consumer, Cyclical - 7.45%
Bed Bath & Beyond, Inc. *	11,600	294,872	1.11%
Home Depot, Inc.	18,000	414,360	1.58%
OTHER SECURITIES		1,261,137	4.76%
		1,970,369
Consumer, Non-cyclical - 15.02%
Amgen, Inc. *	4,800	277,200	1.05%
Avery Dennison Corp.	6,500	212,745	0.80%
Bristol-Myers Squibb Company	11,125	258,656	0.98%
Fortune Brands, Inc.	8,700	359,136	1.36%
Hershey Company	13,200	458,568	1.72%
Johnson & Johnson	4,600	275,218	1.04%
Kraft Foods, Inc., Class A	8,275	222,184	0.84%
Merck & Company, Inc.	11,050	335,920	1.27%
Pfizer, Inc.	20,700	366,597	1.38%
Wyeth	9,400	352,594	1.33%
OTHER SECURITIES		855,484	3.25%
		3,974,302
Energy - 16.44%
BP PLC, SADR	6,975	326,012	1.23%
Chevron Corp.	11,300	835,861	3.16%
Duke Energy Corp.	18,500	277,685	1.05%
Entergy Corp.	3,100	257,703	0.97%
Exxon Mobil Corp.	11,300	902,078	3.42%
Murphy Oil Corp.	6,700	297,145	1.12%
Royal Dutch Shell PLC, ADR	10,800	571,752	2.16%
Sunoco, Inc.	6,600	286,836	1.08%
OTHER SECURITIES		596,488	2.25%
		4,351,560

The accompanying notes are an integral part of the financial statements.

Classic Value Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
Financial - 19.91%
American Express Company	11,600	$215,180	0.81%
Bank of New York Mellon Corp.	12,100	342,793	1.30%
Capital One Financial Corp.	6,675	212,866	0.80%
JPMorgan Chase & Company	27,375	863,135	3.25%
Marsh & McLennan Companies, Inc.	16,300	395,601	1.50%
Merrill Lynch & Company, Inc.	19,700	229,308	0.87%
SunTrust Banks, Inc.	9,400	277,676	1.05%
U.S. Bancorp	16,000	400,160	1.51%
Wells Fargo & Company	18,200	536,536	2.02%
OTHER SECURITIES		1,798,145	6.80%
		5,271,400
Industrial - 12.65%
3M Company	7,100	408,534	1.55%
Boeing Company	5,900	251,753	0.95%
Deere & Company	6,100	233,752	0.88%
General Electric Company	48,100	779,220	2.95%
Illinois Tool Works, Inc.	8,800	308,440	1.17%
United Parcel Service, Inc., Class B	4,900	270,284	1.02%
Vulcan Materials Company	4,200	292,236	1.10%
OTHER SECURITIES		804,377	3.03%
		3,348,596
Technology - 4.08%
Computer Sciences Corp. *	6,100	214,354	0.81%
Microsoft Corp.	16,625	323,190	1.22%
OTHER SECURITIES		542,863	2.05%
		1,080,407
Utilities - 4.01%
PG&E Corp.	6,400	247,744	0.94%
Progress Energy, Inc.	6,100	243,085	0.92%
Xcel Energy, Inc.	11,700	217,035	0.82%
OTHER SECURITIES		352,161	1.33%
		1,060,025

TOTAL COMMON STOCKS (Cost $25,981,200)		$25,393,072
CONVERTIBLE BONDS - 0.15%
Consumer, Cyclical - 0.15%		40,426	0.15%

TOTAL CONVERTIBLE BONDS (Cost $46,405)		$40,426
SHORT TERM INVESTMENTS - 4.99%
T. Rowe Price Reserve Investment Fund
1.531%	1,321,370	1,321,370	4.99%

TOTAL SHORT TERM INVESTMENTS (Cost $1,321,370)		$1,321,370
Total Investments (Classic Value Trust) (Cost $27,348,975) - 101.09%		$26,754,868	101.09%
Liabilities in Excess of Other Assets - (1.09%)		(289,699)	(1.09%)
TOTAL NET ASSETS - 100.00%		$26,465,169	100.00%

Core Allocation Plus Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 53.53%
Basic Materials - 5.28%
Companhia Vale Do Rio Doce, ADR * (a)	27,900	$337,869	0.49%
Monsanto Company	4,250	298,987	0.42%
OTHER SECURITIES		3,089,175	4.37%
		3,726,031
Communications - 6.88%
Cisco Systems, Inc. *	43,340	706,442	1.00%
Comcast Corp., Class A	21,390	361,063	0.51%
Comverse Technology, Inc. *	67,100	420,046	0.59%
QUALCOMM, Inc.	13,300	476,539	0.67%
Shanda Interactive Entertainment Ltd *	9,100	294,476	0.42%
SINA Corp. *	12,700	294,005	0.42%
OTHER SECURITIES		2,307,301	3.27%
		4,859,872
Consumer, Cyclical - 5.25%
Kohl’s Corp. *	7,990	289,238	0.42%
Limited Brands, Inc.	47,100	472,885	0.68%
Mattel, Inc.	27,400	438,400	0.62%
OTHER SECURITIES		2,504,295	3.53%
		3,704,818
Consumer, Non-cyclical - 8.65%
Japan Tobacco, Inc.	86	284,861	0.40%
PepsiCo, Inc.	7,550	413,513	0.60%
Schering-Plough Corp.	20,440	348,092	0.50%
UnitedHealth Group, Inc.	20,590	547,694	0.78%
Western Union Company	31,220	447,695	0.63%
Wyeth	16,540	620,415	0.88%
OTHER SECURITIES		3,444,000	4.86%
		6,106,270
Diversified - 0.31%		219,586	0.31%
Energy - 7.83%
EnCana Corp.	10,800	498,313	0.71%
Exxon Mobil Corp.	9,335	745,212	1.05%
Noble Energy, Inc.	6,000	295,320	0.42%
XTO Energy, Inc.	10,000	352,700	0.49%
OTHER SECURITIES		3,637,787	5.16%
		5,529,332
Financial - 7.40%
Goldman Sachs Group, Inc.	3,600	303,804	0.43%
JPMorgan Chase & Company	18,550	584,881	0.84%
Marsh & McLennan Companies, Inc.	12,400	300,948	0.44%
Wells Fargo & Company	18,650	549,802	0.78%
OTHER SECURITIES		3,483,521	4.91%
		5,222,956
Industrial - 4.86%
General Electric Company	27,200	440,640	0.62%
United Parcel Service, Inc., Class B	5,180	285,729	0.40%
OTHER SECURITIES		2,702,866	3.84%
		3,429,235
Technology - 5.27%
Apple, Inc. *	4,150	354,203	0.50%
Electronic Arts, Inc. *	20,750	332,830	0.47%
Maxim Integrated Products, Inc.	74,721	853,305	1.21%

The accompanying notes are an integral part of the financial statements.

Core Allocation Plus Trust (continued)
	Shares or Principal Amount		Value	% of Net Assets
COMMON STOCKS (continued)
Technology (continued)
Microsoft Corp.	19,260		$374,414	0.53%
NetApp, Inc. *	28,270		394,932	0.56%
OTHER SECURITIES			1,412,623	2.00%
			3,722,307
Utilities - 1.80%			1,273,915	1.80%

TOTAL COMMON STOCKS (Cost $44,298,137)			$37,794,322
U.S. TREASURY OBLIGATIONS - 8.92%
Treasury Inflation Protected Securities (i) - 0.65%
2.375%, due 01/15/2025	465,479		457,478	0.65%
U.S. Treasury Bonds - 3.72%
5.250%, due 11/15/2028	400,000		528,125	0.75%
6.250%, due 08/15/2023	300,000		409,172	0.58%
8.750%, due 08/15/2020	975,000		1,522,066	2.15%
4.375%, due 02/15/2038	125,000		167,422	0.24%
			2,626,785
U.S. Treasury Notes - 4.55%
3.125%, due 08/31/2013	850,000		916,473	1.30%
4.500%, due 11/30/2011	710,000		782,054	1.11%
7.250%, due 05/15/2016	1,130,000		1,513,051	2.14%
			3,211,578

TOTAL U.S. TREASURY OBLIGATIONS (Cost $5,925,671)			$6,295,841
U.S. GOVERNMENT AGENCY OBLIGATIONS - 6.27%
Federal Home Loan Mortgage Corp. - 3.60%
5.000% TBA **	1,000,000		1,020,233	1.45%
5.125%, due 10/18/2016	400,000		464,002	0.66%
5.250%, due 04/18/2016	300,000		341,612	0.48%
5.500%, due 10/01/2038	498,745		511,078	0.72%
4.500%, due 12/31/2099 **	200,000		202,594	0.29%
			2,539,519
Federal National Mortgage Association - 1.68%
5.500%, due 02/01/2038	397,275		407,998	0.58%
6.000%, due 05/15/2011	500,000		552,641	0.78%
4.875%, due 12/15/2016	200,000		227,531	0.32%
			1,188,170
Government National Mortgage Association - 0.99%
5.000%, due 04/15/2038	495,565		509,483	0.72%
OTHER SECURITIES			191,092	0.27%
			700,575

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $4,313,117)			$4,428,264
CORPORATE BONDS - 7.03%
Basic Materials - 0.13%			$88,929	0.13%
Communications - 1.63%			1,151,765	1.63%
Consumer, Cyclical - 0.13%			88,300	0.13%
Consumer, Non-cyclical - 0.96%			676,026	0.96%
Energy - 0.20%			142,794	0.20%
Financial - 3.05%
General Electric
4.800% to 6.750%, due 5/1/2013 to 3/15/2032		q>	194,079	0.28%
JPMorgan Chase
5.375% to 6.400%, due 10/1/2012 to 5/15/2038		q>	236,960	0.32%
OTHER SECURITIES			1,724,681	2.45%
			2,155,720
Industrial - 0.10%
General Electric
5.250%, due 12/06/2017	70,000		69,786	0.10%
Utilities - 0.83%			588,775	0.83%

TOTAL CORPORATE BONDS (Cost $5,070,266)			$4,962,095
COLLATERALIZED MORTGAGE OBLIGATIONS - 1.25%
JPMorgan Chase
5.875%, due 04/15/2045 (d)	150,000		119,664	0.17%
OTHER SECURITIES			763,329	1.08%

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $1,009,827)			$882,993
ASSET BACKED SECURITIES - 0.30%

TOTAL ASSET BACKED SECURITIES (Cost $218,518)			$214,669
INVESTMENT COMPANIES - 2.35%
Investment Companies - 2.35%
Financial Select Sector SPDR Fund	63,400		$800,108	1.13%
iShares MSCI Emerging Markets Index Fund	34,450		860,217	1.22%

TOTAL INVESTMENT COMPANIES (Cost $1,761,695)			$1,660,325
SHORT TERM INVESTMENTS - 0.98%
John Hancock Cash Investment Trust, 1.2465% (b) (c)	691,288		691,288	0.98%

TOTAL SHORT TERM INVESTMENTS (Cost $691,288)			$691,288
REPURCHASE AGREEMENTS - 23.20%
Repurchase Agreement with State Street Corp. dated 12/31/2008 at 0.00% to be repurchased at $16,381,000 on 01/02/2009, collateralized by $16,545,000 Federal National Mortgage Association, 4.125% due 06/16/2011 (valued at $16,710,450, including interest)	16,381,000		16,381,000	23.20%

TOTAL REPURCHASE AGREEMENTS (Cost $16,381,000)			$16,381,000

The accompanying notes are an integral part of the financial statements.

Core Allocation Plus Trust (continued)
Shares or Principal Amount	Value	% of Net Assets
Total Investments (Core Allocation Plus Trust) (Cost $79,669,519) - 103.83%	$73,310,797	103.83%
Liabilities in Excess of Other Assets - (3.83%)	(2,705,082)	(3.83%)
TOTAL NET ASSETS - 100.00%	$70,605,715	100.00%

Core Equity Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 42.46%
Communications - 14.42%
Amazon.com, Inc. *	25,350	$1,299,947	5.89%
Cisco Systems, Inc. *	35,650	581,095	2.64%
eBay, Inc. *	54,350	758,726	3.45%
Google, Inc., Class A *	1,750	538,388	2.44%
		3,178,156
Consumer, Cyclical - 2.69%
Sears Holdings Corp. *	15,250	592,768	2.69%
Consumer, Non-cyclical - 6.98%
Avon Products, Inc.	6,450	154,994	0.70%
UnitedHealth Group, Inc.	51,950	1,381,869	6.28%
		1,536,863
Financial - 6.83%
American Express Company	5,500	102,025	0.46%
Citigroup, Inc.	65,600	440,176	2.00%
Goldman Sachs Group, Inc.	1,300	109,707	0.50%
JPMorgan Chase & Company	11,100	349,983	1.59%
State Street Corp.	12,750	501,458	2.28%
		1,503,349
Technology - 5.26%
Hewlett-Packard Company	16,150	586,084	2.66%
Microsoft Corp.	5,150	100,116	0.45%
Texas Instruments, Inc.	30,450	472,584	2.15%
		1,158,784
Utilities - 6.28%
AES Corp. *	167,700	1,381,848	6.28%

TOTAL COMMON STOCKS (Cost $14,998,176)		$9,351,768
REPURCHASE AGREEMENTS - 41.66%
Repurchase Agreement with State Street Corp. dated 12/31/2008 at 0.00% to be repurchased at $9,173,000 on 01/02/2009, collateralized by $9,255,000 Federal Home Loan Mortgage Corp., 5.00% due 04/16/2018 (valued at $9,359,119, including interest)	9,173,000	9,173,000	41.66%

TOTAL REPURCHASE AGREEMENTS (Cost $9,173,000)		$9,173,000
Total Investments (Core Equity Trust) (Cost $24,171,176) - 84.12%		$18,524,768	84.12%
Assets in excess of Other Liabilities - 15.88%		3,495,762	15.88%
TOTAL NET ASSETS - 100.00%		$22,020,530	100.00%

Disciplined Diversification Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 69.78%
Basic Materials - 4.70%		$5,662,970	4.70%
Communications - 6.19%
AT&T, Inc.	12,800	364,799	0.30%
Verizon Communications, Inc.	10,500	355,950	0.30%
Vodafone Group PLC	19,800	404,712	0.35%
OTHER SECURITIES		6,324,969	5.24%
		7,450,430
Consumer, Cyclical - 7.42%
Wal-Mart Stores, Inc.	10,959	614,363	0.52%
OTHER SECURITIES		8,332,240	6.90%
		8,946,603
Consumer, Non-cyclical - 12.88%
Johnson & Johnson	7,559	452,254	0.38%
Novartis AG, SADR	7,200	358,272	0.29%
Pfizer, Inc.	23,234	411,474	0.33%
Procter & Gamble Company	8,374	517,682	0.42%
OTHER SECURITIES		13,810,340	11.46%
		15,550,022
Diversified - 0.45%		542,894	0.45%
Energy - 6.55%
BP PLC, SADR	9,700	453,377	0.38%
Chevron Corp.	7,200	532,583	0.44%
Exxon Mobil Corp.	17,070	1,362,697	1.13%
OTHER SECURITIES		5,548,056	4.60%
		7,896,713
Financial - 13.81%
HSBC Holdings PLC-Sponsored ADR	10,400	506,167	0.43%
JPMorgan Chase & Company	15,979	503,817	0.43%
State Street Corp.	1,700	66,861	0.06%
OTHER SECURITIES		15,579,961	12.89%
		16,656,806
Industrial - 10.08%
General Electric Company	38,800	628,559	0.53%
OTHER SECURITIES		11,524,301	9.55%
		12,152,860
Real Estate - 0.00%		2,658	0.00%
Technology - 4.43%
Microsoft Corp.	24,149	469,456	0.40%
OTHER SECURITIES		4,877,553	4.03%
		5,347,009
Utilities - 3.27%		3,946,763	3.27%

TOTAL COMMON STOCKS (Cost $109,098,238)		$84,155,728
PREFERRED STOCKS - 0.18%
Basic Materials - 0.04%		48,199	0.04%
Communications - 0.02%		29,344	0.02%
Consumer, Cyclical - 0.05%		59,988	0.05%
Consumer, Non-cyclical - 0.03%		34,110	0.03%
Industrial - 0.01%		11,455	0.01%

The accompanying notes are an integral part of the financial statements.

Disciplined Diversification Trust (continued)
	Shares or Principal Amount		Value	% of Net Assets
PREFERRED STOCKS (continued)
Utilities - 0.03%			$38,602	0.03%

TOTAL PREFERRED STOCKS (Cost $361,652)			$221,698
WARRANTS - 0.00%
Energy - 0.00%			16	0.00%

TOTAL WARRANTS (Cost $12)			$16
RIGHTS - 0.00%
Basic Materials - 0.00%			10	0.00%
Communications - 0.00%			0	0.00%
Diversified - 0.00%			245	0.00%
Financial - 0.00%			4,165	0.00%

TOTAL RIGHTS (Cost $7,159)			$4,420
U.S. TREASURY OBLIGATIONS - 20.32%
Federal Home Loan Bank - 4.44%
2.625%, due 05/20/2011	450,000		460,259	0.38%
3.375%, due 06/24/2011	465,000		486,602	0.40%
3.625%, due 07/01/2011	470,000		496,647	0.41%
3.625%, due 09/16/2011	800,000		846,486	0.70%
4.500%, due 11/15/2012	700,000		755,632	0.63%
4.875%, due 11/18/2011	790,000		862,682	0.72%
5.375%, due 08/19/2011	300,000		329,653	0.27%
5.750% due 05/15/2012	1,000,000		1,121,346	0.93%
			5,359,307
Federal Home Loan Mortgage Corp. - 0.33%
5.50%, due 08/20/2012	350,000		390,625	0.33%
Federal National Mortgage Association - 0.69%
5.375%, due 11/15/2011	500,000		552,379	0.46%
OTHER SECURITIES			283,132	0.23%
			835,511
Treasury Inflation Protected Securities (i) - 8.83%
1.375%, due 07/15/2018	447,074		418,119	0.35%
1.625%, due 01/15/2015	794,213		736,509	0.61%
1.625%, due 01/15/2018	2,171,652		2,061,204	1.72%
1.875%, due 07/15/2013	353,871		333,164	0.28%
1.875%, due 07/15/2015	1,280,870		1,209,921	1.00%
2.000%, due 01/15/2014	662,451		627,673	0.52%
2.000%, due 07/15/2014	563,172		532,593	0.44%
2.000%, due 01/15/2016	982,377		940,779	0.78%
2.375%, due 01/15/2017	950,738		943,236	0.78%
2.375%, due 01/15/2025	499,959		491,365	0.41%
2.500%, due 07/15/2016	1,115,660		1,106,856	0.92%
2.625%, due 07/15/2017	742,163		760,544	0.63%
2.000% to 3.625%, due 1/15/2026 to 4/15/2028		q>	473,131	0.39%
			10,635,094
U.S. Treasury Notes - 6.03%
2.000%, due 11/30/2013	1,700,000		1,744,094	1.45%
4.500%, due 03/31/2012	1,280,000		1,414,500	1.17%
4.500%, due 04/30/2012	1,545,000		1,711,088	1.42%
4.750%, due 05/31/2012	2,150,000		2,406,488	1.99%
			7,276,170

TOTAL U.S. TREASURY OBLIGATIONS (Cost $24,503,256)			$24,496,707
U.S. GOVERNMENT AGENCY OBLIGATIONS - 0.80%
Federal Home Loan Mortgage Corp. - 0.80%
5.125%, due 07/15/2012	875,000		$966,507	0.80%
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $937,303)			$966,507
FOREIGN GOVERNMENT OBLIGATIONS - 0.59%
Canada - 0.59%			710,106	0.59%

TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $692,707)			$710,106
CORPORATE BONDS - 6.78%
Consumer, Cyclical - 0.40%			484,043	0.40%
Energy - 0.44%			524,675	0.44%
Financial - 4.24%
BP Capital Markets PLC
5.250%, due 11/07/2013	500,000		521,967	0.42%
General Electric
2.129% to 5.250%, due 3/12/2010 to 5/1/2013 (d)		q>	588,016	0.49%
Landwirtschaftliche Rentenbank, EMTN
5.250%, due 07/02/2012	300,000		324,819	0.28%
OTHER SECURITIES			3,687,536	3.05%
			5,122,338
Government - 1.26%
Caisse d’Amortissement de la Dette Sociale, EMTN
5.375%, due 07/17/2012	300,000		337,387	0.28%
European Investment Bank, EMTN
4.250%, due 07/15/2013	400,000		427,172	0.35%
Kommuninvest, EMTN
5.375%, due 07/03/2012	400,000		439,631	0.37%
OTHER SECURITIES			312,354	0.26%
			1,516,544
Industrial - 0.44%
3M Company, Series MTN
4.375%, due 08/15/2013	500,000		525,080	0.44%

TOTAL CORPORATE BONDS (Cost $8,089,909)			$8,172,680
SHORT TERM INVESTMENTS - 0.77%
John Hancock Cash Investment Trust, 1.2465% (b) (c)	736,025		736,025	0.61%
OTHER SECURITIES			198,427	0.16%

TOTAL SHORT TERM INVESTMENTS (Cost $934,452)			$934,452
REPURCHASE AGREEMENTS - 3.11%
Repurchase Agreement with State Street Corp. dated 12/31/2008 at 0.00% to be repurchased at $3,745,000 on 01/02/2009, collateralized by $3,830,000 UST-BILLS, zero coupon due 07/30/2009 (valued at $3,823,489, including interest)	3,745,000		3,745,000	3.11%

TOTAL REPURCHASE AGREEMENTS (Cost $3,745,000)			$3,745,000

The accompanying notes are an integral part of the financial statements.

Disciplined Diversification Trust (continued)
Shares or Principal Amount	Value	% of Net Assets

Total Investments (Disciplined Diversification Trust) (Cost $148,369,689) - 102.33%	$123,407,314	102.33%
Liabilities in Excess of Other Assets - (2.33%)	(2,796,406)	(2.33%)
TOTAL NET ASSETS - 100.00%	$120,610,908	100.00%

Emerging Markets Value Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 96.00%
Brazil - 4.65%
Gerdau SA	154,900	$800,405	0.26%
Gerdau SA, SADR	548,734	3,621,645	1.20%
OTHER SECURITIES		9,676,551	3.19%
		14,098,601
Chile - 3.31%
Empresas Copec SA	275,606	2,096,725	0.69%
Enersis SA, SADR	447,410	5,700,003	1.88%
OTHER SECURITIES		2,236,665	0.74%
		10,033,393
China - 3.46%		10,488,156	3.46%
Czech Republic - 1.31%
Telefonica Czech Republic AS	140,812	3,254,604	1.07%
OTHER SECURITIES		723,657	0.24%
		3,978,261
Hong Kong - 8.21%
Beijing Enterprises Holdings, Ltd.	413,500	1,693,136	0.55%
China Resources Enterprises, Ltd.	884,000	1,554,563	0.50%
Denway Motors, Ltd.	4,698,000	1,473,615	0.48%
Sino-Ocean Land Holdings, Ltd.	2,975,000	1,358,892	0.44%
OTHER SECURITIES		18,795,256	6.24%
		24,875,462
Hungary - 2.60%
Gedeon Richter Rt.	10,639	1,593,221	0.53%
MOL Magyar Olaj & Gazipari Rt. (a)	77,804	4,044,865	1.33%
OTP Bank Rt. * (a)	119,294	1,811,329	0.60%
OTHER SECURITIES		416,083	0.14%
		7,865,498
India - 10.35%
Dr. Reddy’s Laboratories, Ltd., ADR	134,990	1,322,901	0.44%
ICICI Bank, Ltd., SADR	264,031	5,082,596	1.68%
Reliance Communications, Ltd.	421,673	1,982,642	0.65%
Reliance Industries, Ltd., GDR (e)	121,583	6,249,365	2.05%
OTHER SECURITIES		16,733,996	5.53%
		31,371,500
Indonesia - 1.88%
Astra International Tbk PT	2,336,500	2,296,323	0.77%
OTHER SECURITIES		3,409,841	1.11%
		5,706,164
Israel - 2.51%
Bank Hapoalim, Ltd. *	1,073,266	2,312,507	0.75%
Bank Leumi Le-Israel, Ltd.	1,105,544	2,323,679	0.76%
OTHER SECURITIES		$2,978,159	1.00%
		7,614,345
Malaysia - 4.63%
AMMB Holdings BHD	2,042,662	1,464,939	0.49%
PPB Group BHD	624,100	1,682,378	0.57%
OTHER SECURITIES		10,878,209	3.57%
		14,025,526
Mexico - 9.22%
Cemex SA de CV, SADR * (a)	596,966	5,456,269	1.80%
Fomento Economico Mexicano SA de CV, SADR	240,775	7,254,552	2.40%
Grupo Carso SA de CV	662,300	1,745,601	0.58%
Grupo Mexico SA	2,040,642	1,311,457	0.43%
Organizacion Soriana SA de CV *	973,700	2,007,375	0.66%
OTHER SECURITIES		10,156,719	3.35%
		27,931,973
Philippines - 0.58%		1,764,386	0.58%
Poland - 2.66%
Polski Koncern Naftowy Orlen SA	310,483	2,704,939	0.90%
OTHER SECURITIES		5,353,521	1.76%
		8,058,460
South Africa - 12.19%
Gold Fields, Ltd.	3,784	37,723	0.01%
Gold Fields, Ltd., SADR	586,000	5,818,979	1.91%
Harmony Gold Mining Company, Ltd., SADR * (a)	325,894	3,575,056	1.18%
Mittal Steel South Africa, Ltd.	181,714	1,752,263	0.58%
Nedbank Group, Ltd.	196,479	2,032,292	0.67%
Sanlam, Ltd.	2,122,424	3,901,457	1.29%
Standard Bank Group, Ltd.	551,134	4,972,660	1.63%
Steinhoff International Holdings, Ltd. *	1,039,140	1,410,682	0.47%
OTHER SECURITIES		13,429,275	4.45%
		36,930,387
South Korea - 12.01%
Hyundai Motor Company, Ltd. *	87,706	2,806,352	0.94%
LG Display Company, Ltd., ADR *	152,600	1,263,528	0.43%
Samsung Corp. *	38,740	1,252,001	0.42%
Shinhan Financial Group Company, Ltd., SADR *	59,428	2,802,623	0.93%
SK Corp. *	18,186	1,398,015	0.47%
OTHER SECURITIES		26,891,843	8.82%
		36,414,362
Taiwan - 11.32%
AU Optronics Corp. ADR (a)	445,200	3,419,135	1.12%
China Development Financial Holdings Corp.	6,601,287	1,473,247	0.48%
Mega Financial Holding Company, Ltd.	5,978,000	2,108,441	0.69%
United Microelectronics Corp.	9,287,794	2,102,006	0.68%
OTHER SECURITIES		25,201,891	8.35%
		34,304,720
Thailand - 2.19%
Bangkok Bank PCL, NVDR	1,131,100	2,272,583	0.76%
OTHER SECURITIES		4,377,329	1.43%
		6,649,912

The accompanying notes are an integral part of the financial statements.

Emerging Markets Value Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
Turkey - 1.76%
Eregli Demir ve Celik Fabrikalari TAS	569,837	$1,526,880	0.49%
OTHER SECURITIES		3,796,776	1.27%
		5,323,656
United States - 1.16%
KB Financial Group, Inc. * (a)	111,653	2,925,309	0.96%
OTHER SECURITIES		603,254	0.20%
		3,528,563

TOTAL COMMON STOCKS (Cost $556,960,220)		$290,963,325
PREFERRED STOCKS - 3.41%
Brazil - 3.41%
Metalurgica Gerdau SA (f)	332,600	2,872,454	0.95%
Telemar Norte Leste SA, Series A (f)	100,000	2,379,931	0.79%
Usinas Siderurgicas de Minas Gerais SA, Series A (f)	217,800	2,476,867	0.82%
OTHER SECURITIES		2,598,418	0.85%
		10,327,670

TOTAL PREFERRED STOCKS (Cost $16,747,122)		$10,327,670
RIGHTS - 0.00%
Turkey - 0.00%		217	0.00%

TOTAL RIGHTS (Cost $0)		$217
SHORT TERM INVESTMENTS - 6.10%
John Hancock Cash Investment Trust, 1.2465% (b) (c)	18,490,537	18,490,537	6.10%

TOTAL SHORT TERM INVESTMENTS (Cost $18,490,537)		$18,490,537
REPURCHASE AGREEMENTS - 0.61%
Repurchase Agreement with State Street Corp. dated 12/31/2008 at 0.00% to be repurchased at $1,860,000 on 01/02/2009, collateralized by $1,665,000 Federal National Mortgage Association, 5.00% due 04/15/2015 (valued at $1,902,263, including interest)	1,860,000	1,860,000	0.61%

TOTAL REPURCHASE AGREEMENTS (Cost $1,860,000)		$1,860,000
Total Investments (Emerging Markets Value Trust) (Cost $594,057,879) - 106.12%		$321,641,749	106.12%
Liabilities in Excess of Other Assets - (6.12%)		(18,555,382)	(6.12%)
TOTAL NET ASSETS - 100.00%		$303,086,367	100.00%
The portfolio had the following five top industry concentrations as of December 31, 2008 (as a percentage of total net assets):
Banking		12.18%
Financial Services		7.74%
Steel		6.54%
Food & Beverages		5.22%
Holdings Companies/Conglomerates		4.04%

Emerging Small Company Trust
	Shares or Principal Amount	Value		% of Net Assets
COMMON STOCKS - 97.98%
Basic Materials - 0.83%			>	>
Airgas, Inc.	22,260	$867,917		0.83%
Communications - 5.45%			>	>
Comtech Telecommunications Corp. *	23,750	1,088,225		1.04%
NTELOS Holdings Corp.	50,615	1,248,167		1.20%
OTHER SECURITIES		3,346,237		3.21%
		5,682,629
Consumer, Cyclical - 7.98%			>	>
Deckers Outdoor Corp. *	13,451	1,074,331		1.03%
Dollar Tree, Inc. *	21,725	908,105		0.87%
DTS, Inc. *	46,400	851,440		0.82%
OTHER SECURITIES		5,489,120		5.26%
		8,322,996
Consumer, Non-cyclical - 31.30%			>	>
Alberto-Culver Company	54,705	1,340,819		1.28%
Capella Education Company *	21,963	1,290,545		1.23%
Celera Corp. *	83,690	931,470		0.89%
Chattem, Inc. * (a)	15,726	1,124,881		1.08%
Genoptix, Inc. *	38,165	1,300,663		1.25%
Hansen Natural Corp. *	28,845	967,174		0.92%
HMS Holdings Corp. *	27,704	873,230		0.84%
Illumina, Inc. * (a)	44,695	1,164,305		1.12%
Immucor, Inc. *	46,357	1,232,169		1.18%
Psychiatric Solutions, Inc. *	44,080	1,227,628		1.17%
Spartan Stores, Inc.	46,375	1,078,219		1.03%
Sun Healthcare Group, Inc. *	108,162	957,234		0.92%
The Geo Group, Inc. *	46,672	841,496		0.81%
Wright Medical Group, Inc. *	46,760	955,306		0.91%
OTHER SECURITIES		17,362,000		16.67%
		32,647,139
Energy - 6.03%			>	>
Arena Resources, Inc. *	30,515	857,165		0.82%
OTHER SECURITIES		5,435,694		5.21%
		6,292,859
Financial - 12.16%			>	>
Argo Group International Holdings, Ltd. *	35,171	1,193,000		1.14%
Corporate Office Properties Trust, REIT	27,810	853,767		0.82%
PrivateBancorp, Inc. (a)	32,478	1,054,236		1.00%
Stifel Financial Corp. *	20,463	938,229		0.89%
Tower Group, Inc.	43,010	1,213,312		1.17%
Zenith National Insurance Corp.	29,875	943,154		0.90%
OTHER SECURITIES		6,492,093		6.24%
		12,687,791
Industrial - 15.43%			>	>
Actuant Corp., Class A	59,672	1,134,961		1.09%
Atlas Air Worldwide Holdings, Inc. *	54,899	1,037,591		0.99%
Clean Harbors, Inc. *	20,961	1,329,766		1.27%
Forward Air Corp.	43,765	1,062,176		1.02%
Harsco Corp.	52,905	1,464,410		1.41%
Kaydon Corp.	27,135	932,087		0.90%
Landstar Systems, Inc.	24,776	952,142		0.91%
Silgan Holdings, Inc.	28,053	1,341,214		1.28%
Snap-on, Inc.	33,685	1,326,516		1.28%
Stanley, Inc. *	32,676	1,183,525		1.13%
OTHER SECURITIES		4,336,921		4.15%
		16,101,309

The accompanying notes are an integral part of the financial statements.

Emerging Small Company Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Real Estate - 1.00%
Alexandria Real Estate Equities, Inc., REIT	17,340	$1,046,296	1.00%
Technology - 16.37%
FactSet Research Systems, Inc. (a)	35,284	1,560,965	1.50%
JDA Software Group, Inc. *	70,410	924,483	0.89%
MedAssets, Inc. *	58,104	848,318	0.81%
Monolithic Power Systems, Inc. *	80,672	1,017,274	0.97%
Progress Software Corp. *	56,915	1,096,183	1.05%
Quest Software, Inc. *	85,190	1,072,542	1.03%
Solera Holdings, Inc. *	55,116	1,328,296	1.27%
Sykes Enterprises, Inc. *	68,465	1,309,051	1.25%
Verigy, Ltd. *	99,395	956,180	0.92%
OTHER SECURITIES		6,964,932	6.68%
		17,078,224
Utilities - 1.43%
Avista Corp.	76,960	1,491,485	1.43%

TOTAL COMMON STOCKS (Cost $132,407,903)		$102,218,645
SHORT TERM INVESTMENTS - 8.82%
John Hancock Cash Investment Trust, 1.2465% (b) (c)	9,201,416	9,201,416	8.82%

TOTAL SHORT TERM INVESTMENTS (Cost $9,201,416)		$9,201,416
REPURCHASE AGREEMENTS - 1.97%
Repurchase Agreement with State Street Corp. dated 12/31/2008 at 0.00% to be repurchased at $2,051,000 on 01/02/2009, collateralized by $2,050,000 Federal National Mortgage Association, 4.80% due 01/22/2018 (valued at $2,096,125, including interest)	2,051,000	$2,051,000	1.97%

TOTAL REPURCHASE AGREEMENTS (Cost $2,051,000)		$2,051,000
Total Investments (Emerging Small Company Trust) (Cost $143,660,319) - 108.77%		$113,471,061	108.77%
Liabilities in Excess of Other Assets - (8.77%)		(9,151,607)	(8.77%)
TOTAL NET ASSETS - 100.00%		$104,319,454	100.00%

Equity-Income Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 96.08%
Basic Materials - 5.67%
E.I. Du Pont de Nemours & Company	411,300	$10,405,890	0.80%
Eli Lilly & Company	367,500	14,799,225	1.14%
International Paper Company	890,900	10,512,620	0.81%
Nucor Corp.	334,400	15,449,280	1.20%
OTHER SECURITIES		22,476,161	1.72%
		73,643,176
Communications - 10.71%
AT&T, Inc.	1,126,549	$32,106,646	2.48%
McGraw-Hill Companies, Inc.	534,100	12,385,779	0.96%
Time Warner, Inc.	1,416,500	14,249,990	1.10%
Verizon Communications, Inc.	479,500	16,255,050	1.25%
Walt Disney Company	578,200	13,119,358	1.01%
OTHER SECURITIES		50,938,405	3.91%
		139,055,228
Consumer, Cyclical - 7.58%
Bed Bath & Beyond, Inc. *	554,500	14,095,390	1.09%
Home Depot, Inc.	913,800	21,035,676	1.63%
OTHER SECURITIES		63,272,924	4.86%
		98,403,990
Consumer, Non-cyclical - 15.00%
Amgen, Inc. *	229,900	13,276,725	1.02%
Avery Dennison Corp.	321,600	10,525,968	0.81%
Bristol-Myers Squibb Company	557,300	12,957,225	1.00%
Fortune Brands, Inc.	422,500	17,440,800	1.34%
Hershey Company (a)	650,200	22,587,948	1.73%
Johnson & Johnson	232,200	13,892,526	1.07%
Kraft Foods, Inc., Class A	413,500	11,102,475	0.86%
Merck & Company, Inc.	569,300	17,306,720	1.33%
Pfizer, Inc.	1,010,700	17,899,497	1.39%
Wyeth	436,400	16,369,364	1.26%
OTHER SECURITIES		41,441,659	3.19%
		194,800,907
Energy - 15.90%
Anadarko Petroleum Corp.	277,300	10,689,915	0.82%
BP PLC, SADR	347,900	16,260,846	1.25%
Chevron Corp.	551,300	40,779,661	3.14%
Exxon Mobil Corp.	551,300	44,010,279	3.39%
Murphy Oil Corp.	330,800	14,670,980	1.13%
Royal Dutch Shell PLC, ADR	534,100	28,275,254	2.18%
Sunoco, Inc.	324,300	14,094,078	1.09%
OTHER SECURITIES		37,655,162	2.90%
		206,436,175
Financial - 19.95%
American Express Company	574,300	10,653,265	0.82%
Bank of New York Mellon Corp.	588,000	16,658,040	1.28%
Capital One Financial Corp.	331,800	10,581,102	0.81%
Goldman Sachs Group, Inc.	127,000	10,717,530	0.83%
JPMorgan Chase & Company	1,346,800	42,464,605	3.27%
Marsh & McLennan Companies, Inc.	797,000	19,343,190	1.50%
SunTrust Banks, Inc.	459,400	13,570,676	1.05%
U.S. Bancorp	789,500	19,745,395	1.51%
Wells Fargo & Company	872,900	25,733,092	1.98%
OTHER SECURITIES		89,618,254	6.90%
		259,085,149
Industrial - 12.70%
3M Company	352,900	20,305,866	1.56%
Boeing Company	278,700	11,892,129	0.92%
Deere & Company	278,700	10,679,784	0.82%
General Electric Company	2,368,600	38,371,320	2.96%
Illinois Tool Works, Inc. (a)	448,400	15,716,420	1.21%
United Parcel Service, Inc., Class B	232,200	12,808,152	0.99%

The accompanying notes are an integral part of the financial statements.

Equity-Income Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
Vulcan Materials Company (a)	209,000	$14,542,220	1.12%
OTHER SECURITIES		40,564,182	3.12%
		164,880,073
Technology - 4.05%
Microsoft Corp.	836,000	16,251,840	1.25%
OTHER SECURITIES		36,298,333	2.80%
		52,550,173
Utilities - 4.52%
NiSource, Inc.	990,400	10,864,688	0.84%
Progress Energy, Inc.	275,600	10,982,660	0.85%
Xcel Energy, Inc.	551,300	10,226,615	0.78%
OTHER SECURITIES		26,676,155	2.05%
		58,750,118

TOTAL COMMON STOCKS (Cost $1,684,955,484)		$1,247,604,989
PREFERRED STOCKS - 0.02%
Financial - 0.02%		306,495	0.02%

TOTAL PREFERRED STOCKS (Cost $12,758,856)		$306,495
CONVERTIBLE BONDS - 0.18%
Consumer, Cyclical - 0.18%		2,356,110	0.18%

TOTAL CONVERTIBLE BONDS (Cost $5,107,640)		$2,356,110
SHORT TERM INVESTMENTS - 8.60%
John Hancock Cash Investment Trust, 1.2465% (b) (c)	59,588,626	59,588,626	4.59%
T. Rowe Price Reserve Investment Fund
1.531%	52,074,830	52,074,831	4.01%

TOTAL SHORT TERM INVESTMENTS (Cost $111,663,456)		$111,663,456
Total Investments (Equity-Income Trust) (Cost $1,814,485,436) - 104.88%		$1,361,931,050	104.88%
Liabilities in Excess of Other Assets - (4.88%)		(63,401,676)	(4.88%)
TOTAL NET ASSETS - 100.00%		$1,298,529,374	100.00%

Financial Services Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 96.44%
Consumer, Non-cyclical - 14.05%
Dun & Bradstreet Corp.	67,200	$5,187,840	6.58%
H & R Block, Inc.	72,500	1,647,200	2.09%
Moody’s Corp.	140,500	2,822,645	3.58%
Visa, Inc.	27,000	1,416,150	1.80%
		11,073,835
Energy - 4.78%
Canadian Natural Resources, Ltd. (a)	94,200	3,766,116	4.78%
Financial - 75.10%
ACE, Ltd.	23,400	$1,238,328	1.57%
Ambac Financial Group, Inc.	27,000	35,100	0.04%
American Express Company	288,800	5,357,241	6.81%
American International Group, Inc.	130,300	204,571	0.26%
Ameriprise Financial, Inc.	58,440	1,365,158	1.73%
Bank of New York Mellon Corp.	170,600	4,833,098	6.13%
Brookfield Asset Management, Inc.	84,600	1,291,842	1.64%
Charles Schwab Corp.	5,400	87,318	0.11%
China Life Insurance Company, Ltd., SADR (a)	48,164	2,234,810	2.84%
Everest Re Group, Ltd.	36,300	2,763,882	3.51%
FPIC Insurance Group, Inc. *	48,634	2,129,197	2.70%
Goldman Sachs Group, Inc.	23,070	1,946,877	2.47%
ICICI Bank, Ltd., SADR	25,800	496,650	0.63%
JPMorgan Chase & Company	110,548	3,485,578	4.42%
Julius Baer Holding AG	76,000	2,945,554	3.74%
Loews Corp.	217,600	6,147,199	7.80%
Markel Corp. *	12,700	3,797,300	4.82%
MBIA, Inc. *	75,600	307,692	0.39%
Merrill Lynch & Company, Inc.	25,130	292,513	0.37%
Oaktree Capital Group LLC *	146,200	2,777,800	3.53%
Progressive Corp.	180,800	2,677,648	3.40%
RHJ International * (a)	77,325	374,044	0.47%
State Bank of India GDR	73,118	4,028,709	5.11%
T. Rowe Price Group, Inc.	23,300	825,752	1.05%
The First Marblehead Corp. * (a)	216,750	279,608	0.35%
Transatlantic Holdings, Inc.	92,237	3,695,014	4.69%
Wells Fargo & Company	120,800	3,561,184	4.52%
		59,179,667
Industrial - 2.51%
Sealed Air Corp.	132,300	1,976,562	2.51%

TOTAL COMMON STOCKS (Cost $111,910,887)		$75,996,180
SHORT TERM INVESTMENTS - 5.68%
John Hancock Cash Investment Trust, 1.2465% (b) (c)	1,467,050	1,467,050	1.86%
NATC California LLC
0.230%, due 01/02/2009	3,006,000	3,005,981	3.82%

TOTAL SHORT TERM INVESTMENTS (Cost $4,473,031)		$4,473,031
Total Investments (Financial Services Trust) (Cost $116,383,918) - 102.12%		$80,469,211	102.12%
Liabilities in Excess of Other Assets - (2.12%)		(1,668,601)	(2.12%)
TOTAL NET ASSETS - 100.00%		$78,800,610	100.00%

Franklin Templeton Founding Allocation Trust
	Shares or Principal Amount	Value	% of Net Assets
INVESTMENT COMPANIES - 100.01%
Investment Companies - 100.01%
Global (Templeton) (g)	35,330,254	$372,027,580	33.09%
Income (Templeton) (g)	47,141,902	379,963,733	33.80%

The accompanying notes are an integral part of the financial statements.

Franklin Templeton Founding Allocation Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
Mutual Shares (Templeton) (g)	50,872,323	$372,385,406	33.12%

TOTAL INVESTMENT COMPANIES (Cost $1,748,622,731)		$1,124,376,719
Total Investments (Franklin Templeton Founding Allocation Trust) (Cost $1,748,622,731) - 100.01%		$1,124,376,719	100.01%
Liabilities in Excess of Other Assets - (0.01%)		(134,912)	(0.01%)
TOTAL NET ASSETS - 100.00%		$1,124,241,807	100.00%

Fundamental Value Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 94.53%
Basic Materials - 1.42%		$19,430,484	1.42%
Communications - 7.60%
Cisco Systems, Inc. *	452,908	7,382,400	0.54%
Comcast Corp., Special Class A	2,252,034	36,370,349	2.65%
Google, Inc., Class A *	32,070	9,866,336	0.72%
Grupo Televisa SA, SADR	1,126,700	16,832,898	1.23%
News Corp., Class A	1,957,100	17,790,039	1.30%
OTHER SECURITIES		16,104,580	1.16%
		104,346,602
Consumer, Cyclical - 9.99%
Bed Bath & Beyond, Inc. *	478,150	12,154,573	0.89%
Costco Wholesale Corp.	1,283,491	67,383,277	4.91%
CVS Caremark Corp.	994,707	28,587,879	2.08%
Harley-Davidson, Inc.	604,368	10,256,125	0.75%
Lowe’s Companies, Inc.	387,500	8,339,000	0.61%
OTHER SECURITIES		10,307,753	0.75%
		137,028,607
Consumer, Non-cyclical - 17.41%
Cardinal Health, Inc.	319,578	11,015,854	0.80%
Diageo PLC, SADR	373,872	21,213,497	1.54%
Express Scripts, Inc. *	246,500	13,552,570	0.99%
H & R Block, Inc.	946,502	21,504,525	1.57%
Heineken Holding NV	342,050	9,770,528	0.71%
Iron Mountain, Inc. *	1,097,831	27,149,361	1.98%
Johnson & Johnson	138,800	8,304,404	0.61%
Moody’s Corp.	483,799	9,719,522	0.71%
Philip Morris International, Inc.	997,697	43,409,796	3.16%
Procter & Gamble Company	361,130	22,325,056	1.63%
Schering-Plough Corp.	849,300	14,463,579	1.05%
UnitedHealth Group, Inc.	525,825	13,986,945	1.02%
OTHER SECURITIES		22,512,371	1.64%
		238,928,008
Diversified - 0.69%
China Merchants Holdings International Company, Ltd.	4,847,381	9,466,604	0.69%
Energy - 17.09%
Canadian Natural Resources, Ltd.	504,945	$20,187,701	1.47%
ConocoPhillips	1,127,846	58,422,423	4.26%
Devon Energy Corp.	658,031	43,239,217	3.15%
EOG Resources, Inc.	653,282	43,495,516	3.17%
Occidental Petroleum Corp.	897,918	53,866,100	3.92%
OTHER SECURITIES		15,235,132	1.12%
		234,446,089
Financial - 27.75%
American Express Company	1,741,819	32,310,742	2.35%
Ameriprise Financial, Inc.	333,427	7,788,855	0.57%
Bank of New York Mellon Corp.	1,015,682	28,774,271	2.10%
Berkshire Hathaway, Inc., Class A *	678	65,494,800	4.77%
JPMorgan Chase & Company	2,006,238	63,256,685	4.61%
Loews Corp.	1,165,989	32,939,189	2.41%
NIPPONKOA Insurance Company, Ltd.	1,049,600	8,165,680	0.60%
Progressive Corp.	1,795,704	26,594,376	1.94%
Transatlantic Holdings, Inc.	306,502	12,278,470	0.89%
Wells Fargo & Company	1,800,734	53,085,639	3.87%
OTHER SECURITIES		49,942,357	3.64%
		380,631,064
Industrial - 6.37%
Martin Marietta Materials, Inc. (a)	103,421	10,040,111	0.73%
Sealed Air Corp.	1,400,345	20,921,154	1.52%
Tyco International, Ltd.	368,914	7,968,542	0.58%
United Parcel Service, Inc., Class B	157,558	8,690,900	0.63%
Vulcan Materials Company (a)	183,570	12,772,800	0.94%
OTHER SECURITIES		27,019,801	1.97%
		87,413,308
Technology - 5.96%
Agilent Technologies, Inc. *	718,800	11,234,844	0.82%
Hewlett-Packard Company	499,016	18,109,291	1.32%
Microsoft Corp.	1,361,274	26,463,166	1.93%
Texas Instruments, Inc.	1,363,300	21,158,416	1.54%
OTHER SECURITIES		4,860,928	0.35%
		81,826,645
Utilities - 0.25%		3,485,520	0.25%

TOTAL COMMON STOCKS (Cost $1,855,578,826)		$1,297,002,931
CONVERTIBLE BONDS - 0.37%
Basic Materials - 0.16%		$2,263,863	0.16%
Communications - 0.21%		2,826,722	0.21%

TOTAL CONVERTIBLE BONDS (Cost $6,844,100)		$5,090,585
SHORT TERM INVESTMENTS - 6.51%
Intesa Funding LLC
0.350%, due 01/05/2009	40,863,000	40,861,411	2.98%
John Hancock Cash Investment Trust, 1.2465% (b) (c)	30,781,650	30,781,650	2.24%
NATC California LLC
0.230%, due 01/02/2009	17,673,000	17,672,887	1.29%

TOTAL SHORT TERM INVESTMENTS (Cost $89,315,948)		$89,315,948

The accompanying notes are an integral part of the financial statements.

Fundamental Value Trust (continued)
Shares or Principal Amount	Value	% of Net Assets

Total Investments (Fundamental Value Trust) (Cost $1,951,738,874) - 101.41%	$1,391,409,464	101.41%
Liabilities in Excess of Other Assets - (1.41%)	(19,297,618)	(1.41%)
TOTAL NET ASSETS - 100.00%	$1,372,111,846	100.00%

Global Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 86.03%
Austria - 0.81%
Telekom Austria AG	300,000	$4,365,041	0.81%
Bermuda - 3.41%
Accenture, Ltd., Class A	407,760	13,370,451	2.49%
Tyco Electronics, Ltd.	305,820	4,957,342	0.92%
		18,327,793
Brazil - 0.07%		395,038	0.07%
Cayman Islands - 0.55%		2,949,950	0.55%
Finland - 0.56%		3,003,946	0.56%
France - 7.74%
France Telecom SA	296,260	8,257,568	1.54%
Sanofi-Aventis SA	147,810	9,454,395	1.76%
Total SA	198,780	10,928,763	2.03%
Vivendi SA	262,380	8,552,024	1.59%
OTHER SECURITIES		4,398,066	0.82%
		41,590,816
Germany - 5.46%
Bayerische Motoren Werke (BMW) AG	147,950	4,542,838	0.85%
Deutsche Post AG	305,820	5,172,531	0.96%
Merck KGaA *	35,600	3,184,789	0.59%
SAP AG	114,250	4,145,796	0.77%
Siemens AG	122,330	9,209,424	1.71%
OTHER SECURITIES		3,104,955	0.58%
		29,360,333
Hong Kong - 0.66%		3,531,362	0.66%
India - 0.20%		1,087,240	0.20%
Ireland - 0.60%		3,221,125	0.60%
Italy - 3.06%
Eni SpA	305,820	7,359,147	1.37%
Intesa Sanpaolo SpA	1,550,000	5,630,668	1.05%
OTHER SECURITIES		3,432,407	0.64%
		16,422,222
Japan - 3.42%
Toyota Motor Corp.	125,990	4,165,018	0.77%
OTHER SECURITIES		14,212,897	2.65%
		18,377,915
Netherlands - 3.17%
Koninklijke (Royal) Philips Electronics NV	208,980	4,143,387	0.77%
Reed Elsevier NV	305,375	3,630,725	0.68%
Royal Dutch Shell PLC, A Shares	98,718	$2,610,064	0.49%
OTHER SECURITIES		6,651,387	1.23%
		17,035,563
Norway - 0.19%		1,022,400	0.19%
Russia - 0.33%		1,761,697	0.33%
Singapore - 1.33%
Singapore Telecommunications, Ltd.	3,364,000	5,994,826	1.11%
OTHER SECURITIES		1,162,266	0.22%
		7,157,092
South Korea - 2.08%
Samsung Electronics Company, Ltd.	20,730	7,557,953	1.40%
OTHER SECURITIES		3,635,268	0.68%
		11,193,221
Spain - 1.04%
Telefonica SA	193,960	4,378,002	0.82%
OTHER SECURITIES		1,206,341	0.22%
		5,584,343
Sweden - 0.64%		3,431,051	0.64%
Switzerland - 3.65%
Novartis AG	203,880	10,210,599	1.90%
OTHER SECURITIES		9,395,459	1.75%
		19,606,058
Taiwan - 1.29%
Taiwan Semiconductor Manufacturing Company, Ltd.	4,250,830	5,800,170	1.08%
OTHER SECURITIES		1,111,935	0.21%
		6,912,105
Turkey - 0.40%		2,173,878	0.40%
United Kingdom - 12.40%
Aviva PLC	800,000	4,533,187	0.84%
BP PLC	1,150,340	8,879,959	1.64%
British Sky Broadcasting Group PLC	582,516	4,113,679	0.77%
GlaxoSmithKline PLC	458,730	8,531,330	1.59%
HSBC Holdings PLC	550,000	5,458,302	1.02%
Pearson PLC	407,760	3,843,276	0.72%
Royal Dutch Shell PLC, B Shares	203,880	5,168,029	0.96%
Vodafone Group PLC	3,839,010	7,860,943	1.46%
OTHER SECURITIES		18,232,760	3.40%
		66,621,465
United States - 32.97%
ACE, Ltd.	82,725	4,377,807	0.81%
Amgen, Inc. *	326,210	18,838,627	3.50%
Boston Scientific Corp. *	733,980	5,681,005	1.06%
Cisco Systems, Inc. *	251,310	4,096,353	0.76%
Comcast Corp., Special Class A	560,680	9,054,982	1.68%
Covidien, Ltd.	252,400	9,146,976	1.70%
General Electric Company	522,590	8,465,958	1.58%
Merck & Company, Inc. (a)	126,430	3,843,472	0.72%
Microsoft Corp.	600,000	11,664,000	2.17%
News Corp., Class A	849,160	7,718,864	1.44%
Oracle Corp. *	815,530	14,459,346	2.68%
Pfizer, Inc.	662,620	11,734,999	2.18%

The accompanying notes are an integral part of the financial statements.

Global Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
Progressive Corp.	298,860	$4,426,117	0.82%
Quest Diagnostics, Inc.	142,710	7,408,076	1.38%
Time Warner, Inc.	547,300	5,505,838	1.02%
Tyco International, Ltd.	244,660	5,284,656	0.98%
United Parcel Service, Inc., Class B (a)	152,910	8,434,516	1.57%
Viacom, Inc., Class B *	227,000	4,326,620	0.81%
OTHER SECURITIES		32,778,071	6.11%
		177,246,283

TOTAL COMMON STOCKS (Cost $743,070,403)		$462,377,937
SHORT TERM INVESTMENTS - 11.66%
John Hancock Cash Investment Trust, 1.2465% (b) (c)	9,684,250	9,684,250	1.80%
Paribas Corp.
0.010%, due 01/02/2009	53,000,000	$53,000,000	9.86%

TOTAL SHORT TERM INVESTMENTS (Cost $62,684,250)		$62,684,250
REPURCHASE AGREEMENTS - 3.94%
Repurchase Agreement with State Street Corp. dated 12/31/2008 at 0.00% to be repurchased at $21,150,000 on 01/02/2009, collateralized by $21,360,000 Federal National Mortgage Association, 4.125% due 06/16/2011 (valued at $21,573,600, including interest)	21,150,000	21,150,000	3.94%

TOTAL REPURCHASE AGREEMENTS (Cost $21,150,000)		$21,150,000
Total Investments (Global Trust) (Cost $826,904,653) - 101.63%		$546,212,187	101.63%
Liabilities in Excess of Other Assets - (1.63%)		(8,765,426)	(1.63%)
TOTAL NET ASSETS - 100.00%		$537,446,761	100.00%
The portfolio had the following five top industry concentrations as of December 31, 2008 (as a percentage of total net assets):
Pharmaceuticals		8.02%
Telecommunications Equipment & Services		6.27%
Software		5.63%
International Oil		5.04%
Insurance		4.86%

Global Allocation Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 65.32%
Australia - 0.65%		$1,216,019	0.65%
Austria - 0.39%		744,327	0.39%
Bermuda - 0.02%		33,542	0.02%
Canada - 1.34%		2,521,216	1.34%
Cayman Islands - 0.17%		322,947	0.17%
Finland - 0.39%		$744,400	0.39%
France - 2.06%
Total SA	27,174	1,494,005	0.79%
OTHER SECURITIES		2,392,966	1.27%
		3,886,971
Germany - 2.01%
Muenchener Rueckversicherungs- Gesellschaft AG	6,625	1,028,515	0.54%
OTHER SECURITIES		2,763,245	1.47%
		3,791,760
Greece - 0.12%		218,828	0.12%
Hong Kong - 0.66%		1,242,528	0.66%
Ireland - 0.68%		1,277,297	0.68%
Italy - 0.17%		314,729	0.17%
Japan - 4.83%
Japan Tobacco, Inc.	310	1,026,825	0.55%
OTHER SECURITIES		8,078,449	4.28%
		9,105,274
Netherlands - 1.26%		2,366,350	1.26%
Singapore - 0.47%		889,103	0.47%
Spain - 0.24%		459,596	0.24%
Switzerland - 3.24%
Nestle SA	35,871	1,420,424	0.75%
Novartis AG	30,456	1,525,280	0.82%
Roche Holdings AG - Genusschein	9,466	1,465,498	0.78%
OTHER SECURITIES		1,688,826	0.89%
		6,100,028
United Kingdom - 4.53%
British Sky Broadcasting Group PLC	142,245	1,004,523	0.53%
Vodafone Group PLC	776,882	1,590,782	0.85%
OTHER SECURITIES		5,946,929	3.15%
		8,542,234
United States - 42.09%
ACE, Ltd.	22,700	1,201,284	0.64%
AFLAC, Inc.	33,800	1,549,392	0.82%
Allergan, Inc.	47,000	1,895,040	1.00%
Amgen, Inc. *	18,200	1,051,050	0.56%
Anadarko Petroleum Corp.	25,400	979,170	0.52%
Analog Devices, Inc.	55,700	1,059,414	0.56%
Apple, Inc. *	14,800	1,263,180	0.67%
AT&T, Inc.	47,700	1,359,450	0.71%
Baker Hughes, Inc.	30,000	962,100	0.51%
Bank of New York Mellon Corp.	47,601	1,348,536	0.72%
Carnival Corp.	37,700	916,864	0.49%
Chevron Corp.	17,500	1,294,475	0.69%
Comcast Corp., Class A	120,300	2,030,664	1.08%
Discover Financial Services	94,650	902,015	0.48%
Exelon Corp.	29,900	1,662,739	0.88%
FedEx Corp.	25,100	1,610,165	0.85%
General Electric Company	127,500	2,065,500	1.10%
Genzyme Corp. *	25,700	1,705,709	0.90%
Halliburton Company	60,600	1,101,708	0.58%
Illinois Tool Works, Inc.	43,100	1,510,655	0.80%

The accompanying notes are an integral part of the financial statements.

Global Allocation Trust (continued)
	Shares or Principal Amount		Value	% of Net Assets
Intel Corp.	165,300		$2,423,298	1.29%
Johnson Controls, Inc.	51,100		927,976	0.49%
Medco Health Solutions, Inc. *	29,800		1,248,918	0.66%
Medtronic, Inc.	31,600		992,872	0.53%
Microsoft Corp.	86,800		1,687,392	0.90%
Morgan Stanley	61,600		988,064	0.52%
PACCAR, Inc.	39,750		1,136,850	0.60%
PepsiCo, Inc.	29,900		1,637,623	0.87%
Sempra Energy	22,400		954,912	0.51%
Sysco Corp.	42,800		981,832	0.52%
VMware, Inc. Class A * (a)	39,200		928,648	0.49%
Wells Fargo & Company	62,400		1,839,552	0.98%
Wyeth	34,100		1,279,091	0.68%
OTHER SECURITIES			34,868,795	18.49%
			79,364,933

TOTAL COMMON STOCKS (Cost $179,346,605)			$123,142,082
INVESTMENT COMPANIES - 7.62%
United States - 7.62%
UBS Emerging Markets Equities Fund *	280,038		4,662,687	2.47%
UBS High Yield Fund *	530,454		9,704,123	5.15%

TOTAL INVESTMENT COMPANIES (Cost $17,888,126)			$14,366,810
PREFERRED STOCKS - 0.27%
Germany - 0.27%			510,721	0.27%

TOTAL PREFERRED STOCKS (Cost $811,889)			$510,721
U.S. TREASURY OBLIGATIONS - 5.72%
Treasury Inflation Protected Securities (i) - 0.90%
1.375%, due 07/15/2018	1,426,617		1,334,221	0.70%
2.000%, due 01/15/2016	387,493		371,085	0.20%
			1,705,306
U.S. Treasury Bonds - 2.53%
3.750%, due 11/15/2018	2,810,000		3,181,003	1.69%
2.750% to 8.125%, due 10/31/2013 to 5/15/2038		q>	1,579,268	0.84%
			4,760,271
U.S. Treasury Notes - 2.29%
1.250%, due 11/30/2010	3,850,000		3,891,349	2.06%
2.000%, due 11/30/2013	415,000		425,764	0.23%
			4,317,113

TOTAL U.S. TREASURY OBLIGATIONS (Cost $10,229,218)			$10,782,690
U.S. GOVERNMENT AGENCY OBLIGATIONS - 7.60%
Federal Home Loan Bank - 0.24%			443,168	0.24%
Federal Home Loan Mortgage Corp. - 2.08%
2.375% to 6.500%, due 5/28/2010 to 9/1/2038		q>	3,927,495	2.08%
Federal National Mortgage Association - 5.04%
2.875%, due 12/11/2013	1,065,000		$1,090,851	0.58%
5.500%, due 07/01/2038	1,560,000		1,602,107	0.84%
3.000% to 6.500%, due 7/12/2010 to 9/1/2038		q>	6,819,509	3.62%
			9,512,467
Government National Mortgage Association - 0.24%			446,015	0.24%

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $13,981,023)			$14,329,145
FOREIGN GOVERNMENT OBLIGATIONS - 0.90%
Canada - 0.02%			40,959	0.02%
France - 0.17%			317,909	0.17%
Germany - 0.17%			314,405	0.17%
Italy - 0.33%			641,882	0.33%
Spain - 0.06%			109,433	0.06%
Sweden - 0.02%			29,687	0.02%
United Kingdom - 0.13%			246,903	0.13%

TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $1,761,752)			$1,701,178
CORPORATE BONDS - 1.83%
France - 0.05%			87,802	0.05%
Germany - 0.12%			241,213	0.12%
Ireland - 0.03%			55,075	0.03%
Italy - 0.03%			49,126	0.03%
Netherlands - 0.06%			106,398	0.06%
Switzerland - 0.05%			91,833	0.05%
United Kingdom - 0.08%			142,810	0.08%
United States - 1.41%
Allergan
5.750%, due 04/01/2016	95,000		90,889	0.05%
General Electric
5.875% to 6.000%, due 6/15/2012 to 1/14/2038		q>	369,729	0.20%
Wells Fargo
5.950%, due 08/26/2036	250,000		259,226	0.13%
OTHER SECURITIES			1,955,553	1.03%
			2,675,397

TOTAL CORPORATE BONDS (Cost $4,033,806)			$3,449,654
COLLATERALIZED MORTGAGE OBLIGATIONS - 1.20%
United States - 1.20%			2,256,789	1.20%

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $5,939,253)			$2,256,789

The accompanying notes are an integral part of the financial statements.

Global Allocation Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
ASSET BACKED SECURITIES - 0.64%
United States - 0.64%		$1,206,571	0.64%

TOTAL ASSET BACKED SECURITIES (Cost $2,272,270)		$1,206,571
SUPRANATIONAL OBLIGATIONS - 0.06%
Luxembourg - 0.06%		120,540	0.06%

TOTAL SUPRANATIONAL OBLIGATIONS (Cost $131,248)		$120,540
SHORT TERM INVESTMENTS - 1.45%
John Hancock Cash Investment Trust, 1.2465% (b) (c)	2,730,409	2,730,409	1.45%

TOTAL SHORT TERM INVESTMENTS (Cost $2,730,409)		$2,730,409
REPURCHASE AGREEMENTS - 2.57%
Repurchase Agreement with State Street Corp. dated 12/31/2008 at 0.00% to be repurchased at $4,836,000 on 01/02/2009, collateralized by $3,565,000 Federal National Mortgage Association, 6.25% due 05/15/2029 (valued at $4,933,069, including interest)	4,836,000	$4,836,000	2.57%

TOTAL REPURCHASE AGREEMENTS (Cost $4,836,000)		$4,836,000
Total Investments (Global Allocation Trust) (Cost $243,961,599) - 95.18%		$179,432,589	95.18%
Assets in Excess of Other Liabilities - 4.82%		9,087,256	4.82%
TOTAL NET ASSETS - 100.00%		$188,519,845	100.00%
The portfolio had the following five top industry concentrations as of December 31, 2008 (as a percentage of total net assets):
Investment Companies		7.62%
Financial Services		4.62%
Banking		3.86%
Insurance		3.83%
Semiconductors		2.74%

Global Real Estate Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 99.75%
Australia - 8.79%
CFS Gandel Retail Trust	2,842,410	$3,736,336	0.78%
Stockland Company, Ltd.	1,567,392	4,458,745	0.93%
Westfield Group	2,271,016	20,617,983	4.31%
OTHER SECURITIES		13,284,184	2.77%
		42,097,248
Austria - 0.25%		1,180,789	0.25%
Canada - 2.36%
First Capital Realty, Inc., REIT *	217,350	$3,339,918	0.69%
OTHER SECURITIES		7,976,957	1.67%
		11,316,875
Cayman Islands - 1.06%
China Resources Land, Ltd.	4,095,000	5,068,774	1.06%
Finland - 0.30%		1,431,309	0.30%
France - 4.83%
Fonciere Des Regions (a)	40,000	2,740,732	0.57%
Unibail-Rodamco, REIT	111,100	16,597,746	3.46%
OTHER SECURITIES		3,811,428	0.80%
		23,149,906
Guernsey - 0.09%		433,482	0.09%
Hong Kong - 11.35%
China Overseas Land & Investment, Ltd. *	6,573,492	8,965,772	1.87%
Hang Lung Properties, Ltd.	2,324,408	5,103,392	1.07%
Henderson Land Development Company, Ltd.	1,148,000	4,293,718	0.90%
Link, REIT	5,273,500	8,772,508	1.83%
New World Development Company, Ltd.	3,373,038	3,453,723	0.72%
Sun Hung Kai Properties, Ltd.	2,403,185	20,221,690	4.23%
OTHER SECURITIES		3,517,618	0.73%
		54,328,421
Japan - 18.13%
Aeon Mall Company, Ltd.	228,700	4,421,146	0.92%
Japan Real Estate Investment Corp., REIT	1,061	9,478,061	1.98%
Mitsubishi Estate Company, Ltd.	1,633,000	26,975,334	5.64%
Mitsui Fudosan Company, Ltd.	1,377,000	22,957,655	4.80%
Nippon Building Fund, Inc., REIT	982	10,793,908	2.25%
Sumitomo Realty & Development Company, Ltd.	523,000	7,861,805	1.64%
OTHER SECURITIES		4,324,684	0.90%
		86,812,593
Netherlands - 1.48%
Corio NV	102,500	4,719,983	0.98%
OTHER SECURITIES		2,389,927	0.50%
		7,109,910
Norway - 0.01%		49,727	0.01%
Singapore - 3.71%
Capitaland, Ltd.	2,644,000	5,769,023	1.21%
Hong Kong Land Holdings, Ltd.	1,997,000	4,980,630	1.04%
OTHER SECURITIES		6,991,551	1.46%
		17,741,204
Sweden - 0.68%		3,276,968	0.68%
United Kingdom - 7.78%
British Land Company PLC	710,000	5,688,693	1.19%
Derwent Valley Holdings PLC	268,730	2,826,884	0.59%
Hammerson PLC (a)	674,000	5,221,157	1.09%
Land Securities Group PLC	471,000	6,332,275	1.32%

The accompanying notes are an integral part of the financial statements.

Global Real Estate Trust (continued)
	Shares or Principal Amount	Value		% of Net Assets
Segro PLC, REIT	950,000	$3,386,844		0.71%
Unite Group PLC	1,352,427	2,841,961		0.59%
OTHER SECURITIES		10,936,909		2.29%
		37,234,723
United States - 38.93%
American Campus Communities, Inc., REIT	179,554	3,677,266		0.77%
Avalon Bay Communities, Inc., REIT	207,700	12,582,466		2.63%
BioMed Realty Trust, Inc., REIT	277,500	3,252,300		0.68%
Boston Properties, Inc., REIT	208,850	11,486,750		2.40%
BRE Properties, Inc., Class A, REIT	156,900	4,390,062		0.92%
Digital Realty Trust, Inc., REIT (a)	202,670	6,657,710		1.39%
Equity Lifestyle Properties, Inc., REIT	109,990	4,219,216		0.88%
Equity Residential, REIT	272,250	8,118,495		1.70%
Federal Realty Investment Trust, REIT	137,300	8,523,584		1.78%
Host Hotels & Resorts, Inc., REIT	453,580	3,433,601		0.72%
Liberty Property Trust, REIT	168,650	3,850,280		0.80%
LTC Properties, Inc., REIT	136,280	2,763,758		0.58%
Nationwide Health Properties, Inc., REIT	222,560	6,391,923		1.33%
Public Storage, Inc., REIT	192,310	15,288,644		3.18%
Regency Centers Corp., REIT	276,840	12,928,427		2.70%
Senior Housing Properties Trust, REIT	377,655	6,767,578		1.41%
Simon Property Group, Inc., REIT	314,405	16,704,337		3.48%
SL Green Realty Corp., REIT (a)	114,400	2,962,960		0.62%
Ventas, Inc., REIT	397,270	13,336,353		2.78%
Vornado Realty Trust, REIT	212,271	12,810,555		2.68%
OTHER SECURITIES		26,260,921		5.50%
		186,407,186

TOTAL COMMON STOCKS (Cost $656,926,064)		$477,639,115
CORPORATE BONDS - 0.34%			>	>
United Kingdom - 0.34%		1,633,644		0.34%

TOTAL CORPORATE BONDS (Cost $1,622,675)		$1,633,644
CONVERTIBLE BONDS - 0.01%			>	>
Germany - 0.01%		62,268		0.01%

TOTAL CONVERTIBLE BONDS (Cost $247,206)		$62,268
SHORT TERM INVESTMENTS -1.74%			>	>
John Hancock Cash Investment Trust, 1.2465% (b) (c)	8,344,489	8,344,489		1.74%

TOTAL SHORT TERM INVESTMENTS (Cost $8,344,489)		$8,344,489
REPURCHASE AGREEMENTS - 0.79%			>	>
Repurchase Agreement with State Street Corp. dated 12/31/2008 at 0.00% to be repurchased at $3,773,000 on 01/02/2009, collateralized by $3,385,000 Federal National Mortgage Association, 6.00% due 04/18/2036 (valued at $3,850,438, including interest)	3,773,000	$3,773,000		0.79%

TOTAL REPURCHASE AGREEMENTS (Cost $3,773,000)		$3,773,000
Total Investments (Global Real Estate Trust) (Cost $670,913,434) - 102.63%		$491,452,516		102.63%
Liabilities in Excess of Other Assets - (2.63%)		(12,632,131)		(2.63%)
TOTAL NET ASSETS - 100.00%		$478,820,385		100.00%
The portfolio had the following three top industry concentrations as of December 31, 2008 (as a percentage of total net assets):
Real Estate		98.38%
Building Materials & Construction		0.91%
Investment Companies		0.46%

Growth Equity Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 97.58%
Basic Materials - 4.56%
Monsanto Company	122,950	$8,649,533	2.90%
Praxair, Inc.	83,700	4,968,432	1.66%
		13,617,965
Communications - 12.29%
Amazon.com, Inc. *	94,900	4,866,472	1.63%
American Tower Corp., Class A *	105,400	3,090,328	1.03%
Cisco Systems, Inc. *	469,850	7,658,554	2.56%
DIRECTV Group, Inc. *	237,850	5,449,144	1.82%
Google, Inc., Class A *	24,650	7,583,573	2.54%
QUALCOMM, Inc.	166,150	5,953,154	2.00%
OTHER SECURITIES		2,100,337	0.71%
		36,701,562
Consumer, Cyclical - 11.66%
CVS Caremark Corp.	203,850	5,858,649	1.96%
GameStop Corp., Class A *	129,650	2,808,219	0.94%
McDonald’s Corp.	158,250	9,841,568	3.30%
NIKE, Inc., Class B	157,900	8,052,900	2.70%
Wal-Mart Stores, Inc.	107,700	6,037,662	2.02%
OTHER SECURITIES		2,210,104	0.74%
		34,809,102
Consumer, Non-cyclical - 29.28%
Abbott Laboratories	120,850	6,449,765	2.16%
Alcon, Inc.	84,650	7,549,934	2.53%
Allergan, Inc.	73,050	2,945,376	0.99%
Avon Products, Inc.	164,100	3,943,323	1.32%
Becton, Dickinson & Company	42,900	2,933,931	0.98%
Celgene Corp. *	120,500	6,661,240	2.23%
Express Scripts, Inc. *	56,050	3,081,629	1.03%
Genentech, Inc. *	62,700	5,198,457	1.74%
Genzyme Corp. *	46,200	3,066,294	1.03%
Gilead Sciences, Inc. *	134,950	6,901,342	2.32%
PepsiCo, Inc.	134,850	7,385,735	2.47%
Procter & Gamble Company	133,600	8,259,151	2.77%
Teva Pharmaceutical Industries, Ltd., SADR	143,800	6,121,566	2.05%
The Kroger Company	207,650	5,484,037	1.84%

The accompanying notes are an integral part of the financial statements.

Growth Equity Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
Visa, Inc.	147,500	$7,736,375	2.59%
OTHER SECURITIES		3,690,144	1.23%
		87,408,299
Energy - 5.63%
CONSOL Energy, Inc.	107,450	3,070,921	1.03%
Devon Energy Corp.	64,900	4,264,579	1.43%
Entergy Corp.	49,700	4,131,561	1.38%
Transocean, Ltd. *	94,350	4,458,038	1.49%
OTHER SECURITIES		898,799	0.30%
		16,823,898
Financial - 6.56%
Charles Schwab Corp.	327,950	5,302,952	1.78%
IntercontinentalExchange, Inc. *	53,500	4,410,540	1.48%
State Street Corp.	146,700	5,769,710	1.92%
OTHER SECURITIES		4,092,725	1.38%
		19,575,927
Industrial - 13.29%
ABB, Ltd., SADR	172,850	2,594,479	0.87%
Emerson Electric Company	90,450	3,311,375	1.11%
Expeditors International of Washington, Inc.	114,100	3,796,107	1.27%
Norfolk Southern Corp.	139,450	6,561,123	2.20%
Precision Castparts Corp.	78,900	4,692,972	1.57%
Raytheon Company	86,000	4,389,440	1.47%
United Technologies Corp.	116,900	6,265,839	2.10%
OTHER SECURITIES		8,082,912	2.70%
		39,694,247
Technology - 14.31%
Apple, Inc. *	79,950	6,823,733	2.29%
Broadcom Corp., Class A *	228,000	3,869,160	1.30%
Cognizant Technology Solutions Corp., Class A *	194,900	3,519,894	1.18%
Hewlett-Packard Company (a)	214,100	7,769,688	2.60%
Intel Corp.	390,150	5,719,599	1.91%
Microsoft Corp.	209,600	4,074,624	1.36%
Oracle Corp. *	425,600	7,545,887	2.53%
OTHER SECURITIES		3,408,041	1.14%
		42,730,626

TOTAL COMMON STOCKS (Cost $403,954,593)		$291,361,626
SHORT TERM INVESTMENTS - 0.32%
John Hancock Cash Investment Trust, 1.2465% (b) (c)	951,400	951,400	0.32%

TOTAL SHORT TERM INVESTMENTS (Cost $951,400)		$951,400
REPURCHASE AGREEMENTS - 3.84%
Repurchase Agreement with State Street Corp. dated 12/31/2008 at 0.00% to be repurchased at $11,474,000 on 01/02/2009, collateralized by $11,720,000 U.S. Treasury Bills, zero coupon due 07/02/2009 (valued at $11,704,764, including interest)	11,474,000	11,474,000	3.84%

TOTAL REPURCHASE AGREEMENTS (Cost $11,474,000)		$11,474,000
Total Investments (Growth Equity Trust) (Cost $416,379,993) - 101.74%		$303,787,026	101.74%
Liabilities in Excess of Other Assets - (1.74%)		(5,188,980)	(1.74%)
TOTAL NET ASSETS - 100.00%		$298,598,046	100.00%

Health Sciences Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 102.59%
Basic Materials - 1.64%
Monsanto Company	20,800	$1,463,280	0.91%
OTHER SECURITIES		1,166,374	0.73%
		2,629,654
Consumer, Cyclical - 0.75%
CVS Caremark Corp.	40,400	1,161,096	0.72%
OTHER SECURITIES		44,440	0.03%
		1,205,536
Consumer, Non-cyclical - 95.48%
Acorda Therapeutics, Inc. *	57,461	1,178,525	0.74%
Alcon, Inc.	18,300	1,632,177	1.02%
Alexion Pharmaceuticals, Inc. *	174,100	6,300,679	3.93%
Alkermes, Inc. *	141,200	1,503,780	0.94%
Allergan, Inc.	50,000	2,016,000	1.26%
AMERIGROUP Corp. *	54,600	1,611,792	1.01%
Amgen, Inc. *	61,700	3,563,175	2.22%
Amylin Pharmaceuticals, Inc. *	105,300	1,142,505	0.71%
Baxter International, Inc.	106,500	5,707,335	3.56%
BioMarin Pharmaceutical, Inc. *	164,700	2,931,660	1.83%
Catalyst Health Solutions, Inc. *	51,100	1,244,285	0.78%
Celgene Corp. *	59,166	3,270,696	2.04%
Cephalon, Inc. *	55,400	4,268,016	2.66%
Chugai Pharmaceutical Company, Ltd.	86,100	1,673,678	1.04%
Conceptus, Inc. *	111,700	1,700,074	1.06%
Cougar Biotechnology, Inc. *	51,116	1,329,016	0.83%
Covance, Inc. *	39,100	1,799,773	1.12%
Covidien, Ltd.	43,325	1,570,098	0.98%
Cubist Pharmaceuticals, Inc. *	68,400	1,652,544	1.03%
DENTSPLY International, Inc.	43,850	1,238,324	0.77%
Edwards Lifesciences Corp. *	18,300	1,005,585	0.63%
Elan Corp. PLC, SADR *	193,500	1,161,000	0.72%
Express Scripts, Inc. *	29,200	1,605,416	1.00%
Genentech, Inc. *	65,100	5,397,442	3.37%
Gilead Sciences, Inc. *	237,196	12,130,204	7.57%
Henry Schein, Inc. *	80,500	2,953,545	1.84%
Illumina, Inc. *	88,000	2,292,400	1.43%
Intuitive Surgical, Inc. *	10,000	1,269,900	0.79%
McKesson Corp.	55,100	2,134,023	1.33%
Medco Health Solutions, Inc. *	90,700	3,801,237	2.38%
Medicines Company *	170,755	2,515,221	1.57%
Medtronic, Inc.	78,800	2,475,896	1.55%
Merck & Company, Inc.	104,400	3,173,760	1.98%
Merck KGaA *	29,548	2,643,375	1.65%

The accompanying notes are an integral part of the financial statements.

Health Sciences Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
Onyx Pharmaceuticals, Inc. *	30,738	$1,050,010	0.66%
Roche Holdings AG - Genusschein	19,139	2,963,044	1.85%
Schering-Plough Corp.	113,000	1,924,390	1.20%
Shire Pharmaceuticals Group PLC, ADR	35,300	1,580,734	0.99%
St. Jude Medical, Inc. *	57,400	1,891,904	1.18%
Stryker Corp.	34,100	1,362,295	0.85%
Teva Pharmaceutical Industries, Ltd., SADR	109,166	4,647,190	2.91%
UnitedHealth Group, Inc.	48,600	1,292,760	0.81%
Vertex Pharmaceuticals, Inc. *	113,204	3,439,138	2.16%
WellPoint, Inc. *	63,900	2,692,107	1.68%
Wyeth	114,568	4,297,446	2.68%
XenoPort, Inc. *	45,900	1,151,172	0.72%
OTHER SECURITIES		32,755,877	20.45%
		152,941,203
Financial - 3.39%
Aetna, Inc.	45,150	1,286,775	0.81%
Humana, Inc. *	68,952	2,570,531	1.60%
OTHER SECURITIES		1,566,214	0.98%
		5,423,520
Industrial - 1.33%		2,119,655	1.33%

TOTAL COMMON STOCKS (Cost $204,253,895)		$164,319,568
PREFERRED STOCKS - 0.08%
Consumer, Non-cyclical - 0.08%		137,970	0.08%

TOTAL PREFERRED STOCKS (Cost $153,300)		$137,970
WARRANTS - 0.01%
Consumer, Non-cyclical - 0.01%		25,055	0.01%

TOTAL WARRANTS (Cost $3,076)		$25,055
SHORT TERM INVESTMENTS - 0.52%

TOTAL SHORT TERM INVESTMENTS (Cost $830,745)		$830,745
REPURCHASE AGREEMENTS - 0.39%

TOTAL REPURCHASE AGREEMENTS (Cost $619,000)		$619,000
Total Investments (Health Sciences Trust) (Cost $205,860,016) - 103.59%		$165,932,338	103.59%
Liabilities in Excess of Other Assets - (3.59%)		(5,755,935)	(3.59%)
TOTAL NET ASSETS - 100.00%		$160,176,403	100.00%

Income & Value Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 63.59%
Basic Materials - 3.01%
Barrick Gold Corp.	80,100	$2,945,277	1.09%
OTHER SECURITIES		5,223,503	1.92%
		8,168,780
Communications - 9.87%
American Tower Corp., Class A *	66,500	1,949,780	0.72%
AT&T, Inc.	110,600	3,152,100	1.16%
Cisco Systems, Inc. *	193,200	3,149,160	1.16%
Google, Inc., Class A *	16,500	5,076,225	1.87%
Omnicom Group, Inc.	72,800	1,959,776	0.73%
QUALCOMM, Inc.	62,700	2,246,541	0.82%
Walt Disney Company	100,900	2,289,421	0.84%
OTHER SECURITIES		6,962,425	2.57%
		26,785,428
Consumer, Cyclical - 5.87%
Target Corp.	120,600	4,164,318	1.53%
OTHER SECURITIES		11,783,655	4.34%
		15,947,973
Consumer, Non-cyclical - 19.75%
Abbott Laboratories	62,000	3,308,940	1.22%
Allergan, Inc.	64,100	2,584,512	0.95%
Altria Group, Inc.	97,800	1,472,868	0.54%
Apollo Group, Inc., Class A *	21,100	1,616,682	0.60%
Baxter International, Inc.	75,400	4,040,686	1.49%
Cardinal Health, Inc.	55,300	1,906,191	0.70%
Celgene Corp. *	79,100	4,372,647	1.62%
DaVita, Inc. *	56,450	2,798,227	1.03%
Genentech, Inc. *	48,200	3,996,262	1.47%
Kraft Foods, Inc., Class A	162,589	4,365,515	1.61%
Paychex, Inc.	65,600	1,723,968	0.63%
PepsiCo, Inc.	86,100	4,715,696	1.73%
Philip Morris International, Inc.	89,100	3,876,741	1.43%
Sara Lee Corp.	305,800	2,993,782	1.10%
OTHER SECURITIES		9,857,097	3.63%
		53,629,814
Energy - 4.61%
Chevron Corp.	24,955	1,845,921	0.68%
Exxon Mobil Corp.	21,900	1,748,277	0.64%
Marathon Oil Corp.	77,600	2,123,136	0.78%
Schlumberger, Ltd.	48,600	2,057,238	0.76%
OTHER SECURITIES		4,749,891	1.75%
		12,524,463
Financial - 7.69%
Berkshire Hathaway, Inc., Class A *	15	1,449,000	0.53%
Goldman Sachs Group, Inc.	46,770	3,946,923	1.45%
Hudson City Bancorp, Inc.	168,800	2,694,048	0.99%
JPMorgan Chase & Company	143,916	4,537,672	1.68%
Wells Fargo & Company	122,900	3,623,092	1.33%
OTHER SECURITIES		4,646,473	1.71%
		20,897,208
Industrial - 8.35%
Fluor Corp.	58,100	2,606,947	0.96%
General Electric Company	300,500	4,868,100	1.79%
Illinois Tool Works, Inc.	49,900	1,748,995	0.64%
United Parcel Service, Inc., Class B	96,900	5,345,004	1.97%

The accompanying notes are an integral part of the financial statements.

Income & Value Trust (continued)
	Shares or Principal Amount		Value	% of Net Assets
COMMON STOCKS (continued)
Industrial (continued)
United Technologies Corp.	36,500		$1,956,400	0.72%
OTHER SECURITIES			6,143,035	2.27%
			22,668,481
Technology - 4.03%
Apple, Inc. *	18,100		1,544,835	0.56%
Microsoft Corp.	79,780		1,550,923	0.58%
OTHER SECURITIES			7,860,193	2.89%
			10,955,951
Utilities - 0.41%			1,121,224	0.41%

TOTAL COMMON STOCKS (Cost $221,479,422)			$172,699,322
PREFERRED STOCKS - 0.23%
Consumer, Non-cyclical - 0.18%			486,696	0.18%
Financial - 0.05%			136,665	0.05%

TOTAL PREFERRED STOCKS (Cost $890,000)			$623,361
U.S. TREASURY OBLIGATIONS - 5.61%
Treasury Inflation Protected Securities (i) - 0.66%
1.875%, due 7/15/2013 to 7/15/2015		q>	1,782,722	0.66%
U.S. Treasury Bonds - 3.20%
2.750%, due 10/31/2013	2,515,000		2,673,759	0.98%
3.500%, due 12/15/2009	1,690,000		1,740,436	0.64%
6.250%, due 08/15/2023	2,235,000		3,048,331	1.12%
5.500%, due 08/15/2028	925,000		1,250,195	0.46%
			8,712,721
U.S. Treasury Notes - 1.60%
1.125%, due 12/15/2011	1,525,000		1,531,791	0.57%
3.500% to 4.875%, due 6/30/2009 to 2/15/2018		q>	2,801,517	1.03%
			4,333,308
U.S. Treasury Strips - 0.15%
0.010%, due 02/15/2037	840,000		409,293	0.15%

TOTAL U.S. TREASURY OBLIGATIONS (Cost $14,399,431)			$15,238,044
U.S. GOVERNMENT AGENCY OBLIGATIONS - 10.38%
Federal Agricultural Mortgage Corp. - 0.44%			1,183,266	0.44%
Federal Home Loan Bank - 0.88%
2.250%, due 10/02/2009	1,925,000		1,947,536	0.72%
OTHER SECURITIES			441,016	0.16%
			2,388,552
Federal Home Loan Mortgage Corp. - 1.98%
5.000%, due 02/01/2038	3,020,782		3,083,321	1.15%
5.250% to 6.500%, due 7/18/2011 to 8/1/2038 (d)		q>	2,291,559	0.83%
			5,374,880
Federal National Mortgage Association - 7.08%
4.500% TBA **	2,910,000		$2,952,741	1.08%
5.000%, due 03/01/2037	3,395,925		3,473,261	1.27%
6.000% TBA **	6,950,000		7,160,130	2.63%
5.500% to 7.500%, due 2/17/2009 to 10/1/2047 (d) (h)		q>	5,666,446	2.10%
			19,252,578

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $27,606,343)			$28,199,276
FOREIGN GOVERNMENT OBLIGATIONS - 1.59%
Australia - 0.05%			122,563	0.05%
Brazil - 0.04%			110,529	0.04%
Canada - 0.02%			46,208	0.02%
Colombia - 0.04%			109,734	0.04%
Gabon - 0.03%			92,367	0.03%
Germany - 0.66%			1,802,573	0.66%
Japan - 0.51%			1,389,352	0.51%
Mexico - 0.13%			342,896	0.13%
Sweden - 0.01%			36,718	0.01%
Turkey - 0.01%			20,850	0.01%
United Kingdom - 0.09%			254,525	0.09%

TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $4,341,449)			$4,328,315
CORPORATE BONDS - 9.70%
Basic Materials - 0.06%			153,770	0.06%
Communications - 1.28%
AT&T
6.300% to 6.700%, due 11/15/2013 to 1/15/2038		q>	423,596	0.15%
OTHER SECURITIES			3,040,870	1.13%
			3,464,466
Consumer, Cyclical - 0.33%			890,247	0.33%
Consumer, Non-cyclical - 1.58%
Abbott Laboratories
5.600%, due 11/30/2017	65,000		70,342	0.03%
Kraft Foods
6.125% to 6.875%, due 8/23/2018 to 2/1/2038		q>	272,123	0.10%
Philip Morris International
6.875%, due 03/17/2014	230,000		241,705	0.09%
OTHER SECURITIES			3,705,571	1.36%
			4,289,741
Diversified - 0.02%			64,641	0.02%
Energy - 0.75%			2,043,011	0.75%
Financial - 3.93%
General Electric
5.875%, due 01/14/2038	450,000		440,487	0.16%
Goldman Sachs
6.150%, due 04/01/2018	545,000		523,724	0.19%

The accompanying notes are an integral part of the financial statements.

Income & Value Trust (continued)
	Shares or Principal Amount		Value	% of Net Assets
CORPORATE BONDS (continued)
Financial (continued)
JPMorgan Chase
5.875% to 6.800%, due 6/13/2016 to 10/1/2037		q>	$1,041,272	0.38%
Wells Fargo
5.625%, due 12/11/2017	190,000		198,223	0.07%
OTHER SECURITIES			8,482,054	3.13%
			10,685,760
Industrial - 0.82%			2,219,290	0.82%
Technology - 0.08%			214,073	0.08%
Utilities - 0.85%			2,316,869	0.85%

TOTAL CORPORATE BONDS (Cost $30,606,114)			$26,341,868
COLLATERALIZED MORTGAGE OBLIGATIONS - 5.47%
Federal Home Loan Mortgage
5.500% to 7.500%, due 7/25/2032 to 5/15/2037		q>	538,800	0.20%
Federal National Mortgage Association
7.500%, due 11/25/2041	181,145		190,712	0.07%
General Electric
5.349% to 6.079%, due 5/15/2033 to 6/10/2038		q>	809,737	0.30%
JPMorgan Chase
4.790% to 6.120%, due 8/25/2036 to 4/15/2045 (d)		q>	2,108,891	0.79%
Wells Fargo
4.232% to 5.665%, due 12/25/2018 to 10/25/2036 (d)		q>	2,096,324	0.77%
OTHER SECURITIES			9,117,804	3.34%

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $19,560,108)			$14,862,268
ASSET BACKED SECURITIES - 2.19%

TOTAL ASSET BACKED SECURITIES (Cost $7,618,392)			$5,951,351
SUPRANATIONAL OBLIGATIONS - 0.27%
Financial - 0.27%			745,385	0.27%

TOTAL SUPRANATIONAL OBLIGATIONS (Cost $680,307)			$745,385
SHORT TERM INVESTMENTS - 1.39%
John Hancock Cash Investment Trust, 1.2465% (b) (c)	3,774,889		3,774,889	1.39%

TOTAL SHORT TERM INVESTMENTS (Cost $3,774,889)			$3,774,889
REPURCHASE AGREEMENTS - 4.68%
Repurchase Agreement with State Street Corp. dated 12/31/2008 at 0.00% to be repurchased at $12,718,000 on 01/02/2009, collateralized by $9,375,000 Federal National Mortgage Association, 6.25% due 05/15/2029 (valued at $12,972,656, including interest)	12,718,000		12,718,000	4.68%

TOTAL REPURCHASE AGREEMENTS (Cost $12,718,000)			$12,718,000

Total Investments (Income & Value Trust) (Cost $343,674,455) - 105.10%			$285,482,079	105.10%
Liabilities in Excess of Other Assets - (5.10%)			(13,863,578)	(5.10%)
TOTAL NET ASSETS - 100.00%			$271,618,501	100.00%

International Core Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 95.95%
Australia - 2.13%
Woodside Petroleum, Ltd.	127,145	$3,290,172	0.47%
OTHER SECURITIES		12,012,693	1.66%
		15,302,865
Austria - 0.05%		374,073	0.05%
Belgium - 0.72%		5,130,886	0.72%
Bermuda - 0.04%		317,443	0.04%
Canada - 2.61%		18,728,127	2.61%
Denmark - 0.64%
Novo Nordisk AS	57,848	2,984,024	0.41%
OTHER SECURITIES		1,597,544	0.23%
		4,581,568
Finland - 1.27%
Nokia AB Oyj	193,505	3,036,556	0.43%
OTHER SECURITIES		6,078,877	0.84%
		9,115,433
France - 10.89%
BNP Paribas SA	99,053	4,275,574	0.60%
France Telecom SA	123,605	3,445,206	0.48%
GDF Suez	130,620	6,483,597	0.90%
Hermes International SA (a)	24,311	3,403,609	0.47%
Sanofi-Aventis SA	313,634	20,061,022	2.81%
Societe Generale	63,806	3,237,066	0.45%
Total SA	368,219	20,244,383	2.83%
OTHER SECURITIES		16,980,038	2.35%
		78,130,495
Germany - 5.44%
Deutsche Telekom AG	220,653	3,336,122	0.47%
SAP AG	143,097	5,192,570	0.73%
OTHER SECURITIES		30,526,232	4.24%
		39,054,924
Greece - 0.41%		2,971,202	0.41%
Hong Kong - 2.32%
CLP Holdings, Ltd.	915,096	6,221,486	0.86%
Hong Kong Electric Holdings, Ltd.	734,646	4,136,049	0.58%
OTHER SECURITIES		6,265,699	0.88%
		16,623,234
Ireland - 0.41%		2,962,643	0.41%
Italy - 3.20%
Eni SpA	621,997	14,967,520	2.09%

The accompanying notes are an integral part of the financial statements.

International Core Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
OTHER SECURITIES		$7,975,814	1.11%
		22,943,334
Japan - 28.60%
Astellas Pharmaceuticals, Inc.	72,826	2,980,936	0.42%
Fast Retailing Company, Ltd.	44,100	6,470,919	0.90%
Honda Motor Company, Ltd.	443,788	9,452,095	1.33%
Kao Corp.	177,950	5,405,288	0.75%
Mizuho Financial Group, Inc.	1,005	2,857,016	0.40%
Nippon Oil Corp.	594,000	3,011,794	0.42%
Nippon Telegraph & Telephone Corp.	1,467	7,573,701	1.06%
Nissan Motor Company, Ltd.	1,078,300	3,879,324	0.54%
NTT DoCoMo, Inc.	3,975	7,824,051	1.09%
Osaka Gas Company, Ltd.	1,309,880	6,057,200	0.84%
Seven & I Holdings Company, Ltd.	370,800	12,744,975	1.79%
Shin-Etsu Chemical Company, Ltd.	74,400	3,433,676	0.48%
Takeda Pharmaceutical Company, Ltd.	123,611	6,442,886	0.90%
The Tokyo Electric Power Company, Ltd.	92,800	3,097,826	0.43%
OTHER SECURITIES		123,972,856	17.25%
		205,204,543
Luxembourg - 0.43%
ArcelorMittal	128,062	3,104,142	0.43%
Netherlands - 2.13%
Aegon NV	506,617	3,198,085	0.45%
ING Groep NV	451,939	4,974,012	0.69%
OTHER SECURITIES		7,123,905	0.99%
		15,296,002
New Zealand - 0.08%		550,063	0.08%
Norway - 0.37%		2,624,000	0.37%
Singapore - 1.70%
Singapore Telecommunications, Ltd.	2,252,210	4,013,559	0.56%
OTHER SECURITIES		8,173,485	1.14%
		12,187,044
Spain - 1.51%
Repsol YPF SA	148,826	3,177,466	0.44%
OTHER SECURITIES		7,660,324	1.07%
		10,837,790
Sweden - 1.18%
Hennes & Mauritz AB, B shares (a)	89,675	3,566,831	0.49%
OTHER SECURITIES		4,930,031	0.69%
		8,496,862
Switzerland - 10.24%
Nestle SA	465,460	18,431,337	2.57%
Novartis AG	665,214	33,314,857	4.64%
Roche Holdings AG - Genusschein	46,164	7,146,975	1.00%
Syngenta AG	15,843	3,077,749	0.43%
Synthes AG	26,539	3,365,301	0.47%
OTHER SECURITIES		8,148,176	1.13%
		73,484,395
United Kingdom - 19.58%
AstraZeneca Group PLC	421,666	17,250,504	2.40%
BG Group PLC	717,829	9,935,867	1.39%
British American Tobacco PLC	146,083	$3,810,842	0.53%
Diageo PLC	223,928	3,146,373	0.44%
GlaxoSmithKline PLC	1,788,127	33,255,076	4.64%
Royal Dutch Shell PLC, A Shares	317,595	8,344,193	1.16%
Royal Dutch Shell PLC, B Shares	139,425	3,534,199	0.49%
Vodafone Group PLC	5,116,716	10,477,236	1.46%
OTHER SECURITIES		50,737,253	7.07%
		140,491,543

TOTAL COMMON STOCKS (Cost $996,251,393)		$688,512,611
PREFERRED STOCKS - 0.21%
Germany - 0.21%		1,498,115	0.21%

TOTAL PREFERRED STOCKS (Cost $1,930,924)		$1,498,115
SHORT TERM INVESTMENTS - 2.43%
John Hancock Cash Investment Trust, 1.2465% (b) (c)	17,412,380	17,412,380	2.43%

TOTAL SHORT TERM INVESTMENTS (Cost $17,412,380)		$17,412,380
REPURCHASE AGREEMENTS - 0.42%
Repurchase Agreement with State Street Corp. dated 12/31/2008 at 0.00% to be repurchased at $2,982,000 on 01/02/2009, collateralized by $2,900,000 Federal Home Loan Mortgage Corp., 5.64% due 08/21/2014 (valued at $3,045,000, including interest)	2,982,000	2,982,000	0.42%

TOTAL REPURCHASE AGREEMENTS (Cost $2,982,000)		$2,982,000
Total Investments (International Core Trust) (Cost $1,018,576,697) - 99.01%		$710,405,106	99.01%
Assets in Excess of Other Liabilities - 0.99%		7,181,527	0.99%
TOTAL NET ASSETS - 100.00%		$717,586,633	100.00%
The portfolio had the following five top industry concentrations as of December 31, 2008 (as a percentage of total net assets):
Pharmaceuticals		10.69%
Drugs & Health Care		8.03%
International Oil		7.61%
Telecommunications Equipment & Services		5.64%
Banking		5.03%

The accompanying notes are an integral part of the financial statements.

International Opportunities Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 91.72%
Australia - 3.12%
CSL, Ltd.	673,896	$15,891,707	3.12%
Brazil - 5.21%
Gafisa SA	784,591	3,529,314	0.69%
Petroleo Brasileiro SA, ADR	433,270	10,610,782	2.08%
Unibanco - Uniao De Bancos Brasileiros SA, ADR *	192,301	12,426,491	2.44%
		26,566,587
Canada - 3.34%
Rogers Communications, Inc., Class B	511,845	15,170,845	2.98%
OTHER SECURITIES		1,819,932	0.36%
		16,990,777
China - 0.92%
Industrial & Commercial Bank of China, Ltd.	8,841,000	4,693,832	0.92%
Denmark - 4.23%
Vestas Wind Systems AS *	366,650	21,576,159	4.23%
Finland - 1.52%
Nokia AB Oyj	494,851	7,765,394	1.52%
France - 6.55%
Accor SA	211,197	10,403,475	2.04%
Alstom	131,664	7,846,477	1.54%
BNP Paribas SA	168,196	7,260,097	1.42%
Cie Generale de Geophysique-Veritas *	264,494	3,959,123	0.78%
JC Decaux SA (a)	227,821	3,940,423	0.77%
		33,409,595
Germany - 3.51%
Bayerische Motoren Werke (BMW) AG	161,089	4,946,274	0.97%
Linde AG	154,174	12,939,601	2.54%
		17,885,875
Hong Kong - 3.45%
Cheung Kong Holdings, Ltd.	604,000	5,761,937	1.13%
CNOOC, Ltd.	5,331,500	5,071,189	0.99%
Esprit Holdings, Ltd.	1,184,000	6,746,914	1.33%
		17,580,040
India - 1.01%
ICICI Bank, Ltd., SADR	266,499	5,130,106	1.01%
Israel - 3.64%
Teva Pharmaceutical Industries, Ltd., SADR (a)	436,041	18,562,265	3.64%
Japan - 10.57%
Daikin Industries, Ltd.	217,175	5,711,377	1.12%
Daiwa Securities Group, Inc.	1,078,000	6,471,575	1.27%
Honda Motor Company, Ltd.	250,900	5,343,837	1.05%
Marubeni Corp.	2,224,000	8,514,713	1.67%
Mizuho Financial Group, Inc. (a)	2,030	5,770,888	1.13%
Nintendo Company, Ltd.	50,500	19,298,658	3.79%
OTHER SECURITIES		2,773,235	0.54%
		53,884,283
Mexico - 2.05%
Cemex SA de CV, SADR * (a)	1,141,477	10,433,100	2.05%
Netherlands - 2.70%
Heineken NV	450,224	13,784,384	2.70%
Singapore - 0.74%		$3,748,201	0.74%
Spain - 4.38%
Gamesa Corporacion Tecnologica SA	612,449	11,166,909	2.19%
Telefonica SA	495,317	11,180,134	2.19%
		22,347,043
Sweden - 0.52%
Hennes & Mauritz AB, B shares	67,011	2,665,369	0.52%
Switzerland - 17.50%
ABB, Ltd. *	398,336	6,074,676	1.19%
Actelion, Ltd. *	97,895	5,538,067	1.09%
Credit Suisse Group AG	596,544	16,717,877	3.28%
Julius Baer Holding AG	208,608	8,085,081	1.59%
Lonza Group AG	182,431	16,913,417	3.32%
Nestle SA	365,588	14,476,594	2.84%
Roche Holdings AG - Genusschein	71,693	11,099,300	2.18%
Transocean, Ltd. *	162,875	7,695,844	1.51%
OTHER SECURITIES		2,558,155	0.50%
		89,159,011
Taiwan - 4.56%
Hon Hai Precision Industry Company, Ltd.	3,788,450	7,469,916	1.47%
Taiwan Semiconductor Manufacturing Company, Ltd., SADR	1,995,210	15,762,159	3.09%
		23,232,075
United Kingdom - 11.26%
BG Group PLC	678,065	9,385,471	1.84%
BP PLC	1,247,584	9,630,627	1.89%
HSBC Holdings PLC	529,369	5,181,029	1.02%
Reckitt Benckiser PLC	191,607	7,179,684	1.41%
Tesco PLC	2,948,655	15,353,702	3.01%
Vodafone Group PLC	5,211,148	10,670,599	2.09%
		57,401,112
United States - 0.94%
Las Vegas Sands Corp. * (a)	807,043	4,785,765	0.94%

TOTAL COMMON STOCKS (Cost $644,860,236)		$467,492,680
SHORT TERM INVESTMENTS - 5.79%
John Hancock Cash Investment Trust, 1.2465% (b) (c)	29,527,759	29,527,759	5.79%

TOTAL SHORT TERM INVESTMENTS (Cost $29,527,759)		$29,527,759
REPURCHASE AGREEMENTS - 8.93%
Repurchase Agreement with State Street Corp. dated 12/31/2008 at 0.00% to be repurchased at $45,521,000 on 01/02/2009, collateralized by $38,705,000 Federal Home Loan Mortgage Corp., 4.75% due 11/17/2015 (valued at $43,688,269, including interest) and $2,685,000 Federal National Mortgage Association, 4.80% due 01/22/2018 (valued at $2,745,413, including interest)	45,521,000	45,521,000	8.93%

The accompanying notes are an integral part of the financial statements.

International Opportunities Trust (continued)
Shares or Principal Amount	Value	% of Net Assets
REPURCHASE AGREEMENTS (continued)
United States (continued)
TOTAL REPURCHASE AGREEMENTS (Cost $45,521,000)	$45,521,000
Total Investments (International Opportunities Trust) (Cost $719,908,995) - 106.44%	$542,541,439	106.44%
Liabilities in Excess of Other Assets - (6.44%)	(32,858,095)	(6.44%)
TOTAL NET ASSETS - 100.00%	$509,683,344	100.00%
The portfolio had the following five top industry concentrations as of December 31, 2008 (as a percentage of total net assets):
Banking	7.38%
Pharmaceuticals	6.91%
Financial Services	6.70%
Telecommunications Equipment & Services	5.81%
Industrial Machinery	5.20%

International Small Cap Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 86.35%
Australia - 7.01%
Billabong International, Ltd.	527,230	$2,895,368	1.26%
Downer EDI, Ltd.	812,466	2,180,121	0.95%
Iluka Resources, Ltd. *	1,591,157	5,173,666	2.25%
Pacific Brands, Ltd.	7,889,190	2,378,683	1.04%
OTHER SECURITIES		3,474,056	1.51%
		16,101,894
Belgium - 1.75%
Barco NV	160,513	4,028,608	1.75%
Bermuda - 1.83%
People’s Food Holdings, Ltd.	7,996,370	3,876,965	1.69%
OTHER SECURITIES		320,127	0.14%
		4,197,092
Canada - 5.97%
ATS Automation Tooling Systems, Inc. *	697,860	2,826,488	1.23%
Biovail Corp.	451,500	4,220,583	1.84%
Canaccord Capital, Inc.	659,300	2,157,612	0.94%
Dorel Industries, Inc., Class B	105,900	2,401,944	1.05%
OTHER SECURITIES		2,104,452	0.91%
		13,711,079
China - 2.32%
Sinotrans, Ltd., Class H	27,264,000	5,321,102	2.32%
Finland - 3.62%
Amer Sports Oyj, A Shares (a)	503,040	3,805,997	1.66%
Huhtamaki Oyj	614,354	3,837,139	1.67%
OTHER SECURITIES		665,498	0.29%
		8,308,634
Germany - 2.05%
Jenoptik AG *	648,261	4,702,972	2.05%
Hong Kong - 8.69%
Dah Sing Financial Group	1,407,329	3,620,245	1.58%
Giordano International, Ltd.	11,324,017	$2,857,066	1.24%
Texwinca Holdings, Ltd.	7,421,324	3,164,513	1.38%
Yue Yuen Industrial Holdings, Ltd.	1,617,246	3,210,946	1.40%
OTHER SECURITIES		7,110,770	3.09%
		19,963,540
Japan - 10.30%
Descente, Ltd.	1,010,000	4,779,502	2.08%
Meitec Corp.	165,366	2,857,613	1.24%
Nichii Gakkan Company, Ltd. (b)	403,400	5,870,183	2.56%
Sohgo Security Services Company, Ltd.	381,486	3,974,090	1.73%
USS Company, Ltd.	60,820	3,227,362	1.40%
OTHER SECURITIES		2,974,463	1.29%
		23,683,213
Netherlands - 5.35%
Imtech NV	150,737	2,543,717	1.11%
OPG Groep NV	230,466	2,992,370	1.30%
USG People NV (a)	324,770	4,202,443	1.82%
OTHER SECURITIES		2,561,675	1.12%
		12,300,205
Norway - 1.34%
Tomra Systems ASA	897,510	3,074,049	1.34%
Philippines - 0.10%		232,921	0.10%
Singapore - 1.20%
Venture Corp., Ltd.	709,000	2,168,494	0.94%
OTHER SECURITIES		578,692	0.26%
		2,747,186
South Korea - 8.40%
Daegu Bank *	510,140	2,775,201	1.21%
Halla Climate Control Company, Ltd. *	616,720	3,602,733	1.56%
Pusan Bank *	511,650	2,426,784	1.06%
Sindo Ricoh Company, Ltd. *	70,543	3,067,983	1.34%
Youngone Corp. *	557,820	2,827,356	1.23%
OTHER SECURITIES		4,589,112	2.00%
		19,289,169
Spain - 1.99%
Sol Melia SA	757,504	4,561,903	1.99%
Sweden - 1.08%
Niscayah Group AB	2,817,157	2,476,204	1.08%
OTHER SECURITIES		0	0.00%
		2,476,204
Switzerland - 1.92%
Verwaltungs & Privat Bank AG	32,967	4,399,353	1.92%
Taiwan - 8.90%
D-Link Corp.	3,418,251	2,413,293	1.05%
Giant Manufacturing Company, Ltd.	1,034,250	2,309,650	1.01%
Pihsiang Machinery Manufacturing Company, Ltd.	1,651,000	2,259,119	0.98%
Simplo Technology Company, Ltd.	1,095,820	2,670,601	1.16%
Ta Chong Bank, Ltd. *	23,391,000	3,178,191	1.38%
Test-Rite International Company, Ltd.	7,055,263	3,258,063	1.41%
OTHER SECURITIES		4,383,898	1.91%
		20,472,815

The accompanying notes are an integral part of the financial statements.

International Small Cap Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
Thailand - 4.07%
Bank of Ayudhya PCL - Foreign Shares	9,287,200	$2,498,644	1.09%
Glow Energy PCL	6,185,124	4,001,302	1.74%
Total Access Communication PCL	3,092,005	2,732,909	1.19%
OTHER SECURITIES		107,937	0.05%
		9,340,792
United Kingdom - 6.01%
Burberry Group PLC	649,531	2,102,993	0.92%
Henderson Group PLC	2,934,671	2,457,756	1.07%
OTHER SECURITIES		9,248,693	4.02%
		13,809,442
United States - 2.45%
Steiner Leisure, Ltd. *	190,934	5,636,372	2.45%

TOTAL COMMON STOCKS (Cost $395,300,792)		$198,358,545
SHORT TERM INVESTMENTS - 13.03%
John Hancock Cash Investment Trust, 1.2465% (b) (c)	7,222,079	7,222,079	3.14%
Paribas Corp.
0.010%, due 01/02/2009	22,700,000	22,700,000	9.89%

TOTAL SHORT TERM INVESTMENTS (Cost $29,922,079)		$29,922,079
REPURCHASE AGREEMENTS - 0.60%

TOTAL REPURCHASE AGREEMENTS (Cost $1,378,000)		$1,378,000
Total Investments (International Small Cap Trust) (Cost $426,600,871) - 99.98%		$229,658,624	99.98%
Assets in Excess of Other Liabilities - 0.02%		68,185	0.02%
TOTAL NET ASSETS - 100.00%		$229,726,809	100.00%
The portfolio had the following five top industry concentrations as of December 31, 2008 (as a percentage of total net assets):
Apparel & Textiles		8.26%
Banking		6.70%
Business Services		5.88%
Electronics		4.13%
Industrial Machinery		4.07%

International Small Company Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 99.38%
Australia - 5.11%		$12,150,902	5.11%
Austria - 1.19%
Uniqa Versicherungen AG	17,849	461,421	0.19%
OTHER SECURITIES		2,380,624	1.00%
		2,842,045
Belgium - 1.08%		2,565,143	1.08%
Canada - 7.22%
Biovail Corp.	47,200	$441,222	0.20%
IAMGOLD Corp.	89,500	550,992	0.24%
Open Text Corp. *	15,600	467,431	0.21%
OTHER SECURITIES		15,706,978	6.57%
		17,166,623
Denmark - 0.68%		1,620,868	0.68%
Finland - 2.67%
Elisa Oyj, Class A	42,257	735,646	0.31%
KCI Konecranes Oyj	34,538	601,250	0.25%
Orion Oyj, Series B	26,351	448,169	0.19%
Pohjola Bank PLC	38,713	538,423	0.23%
OTHER SECURITIES		4,031,692	1.69%
		6,355,180
France - 5.04%
Atos Origin SA	22,756	572,773	0.23%
Gemalto NV *	24,584	618,488	0.25%
Neopost SA	8,122	736,978	0.30%
Nexans SA	9,714	581,697	0.23%
Societe BIC SA	8,076	464,648	0.19%
OTHER SECURITIES		9,023,977	3.84%
		11,998,561
Germany - 6.17%
Bilfinger Berger AG	11,905	637,196	0.26%
Douglas Holding AG (a)	10,374	469,429	0.20%
Lanxess AG	26,628	519,246	0.22%
Norddeutsche Affinerie AG	13,504	531,620	0.22%
Qiagen AG * (a)	50,645	895,735	0.37%
Rhoen-Klinikum AG	21,973	530,679	0.22%
SGL Carbon AG *	18,191	610,334	0.26%
Stada Arzneimittel AG	16,451	472,541	0.20%
OTHER SECURITIES		10,014,751	4.22%
		14,681,531
Greece - 1.41%		3,342,982	1.41%
Hong Kong - 1.59%		3,782,361	1.59%
Ireland - 1.16%
Aryzta AG *	19,544	624,845	0.25%
OTHER SECURITIES		2,138,222	0.91%
		2,763,067
Italy - 3.57%
Banca Popolare di Milano SpA	87,575	526,409	0.21%
Piccolo Credito Valtellinese SCRL	61,608	611,758	0.25%
Societa’ Cattolica di Assicurazioni SCRL	15,421	550,827	0.22%
OTHER SECURITIES		6,811,864	2.89%
		8,500,858
Japan - 32.32%
GS Yuasa Corp.	81,000	490,569	0.20%
OTHER SECURITIES		76,415,287	32.12%
		76,905,856
Netherlands - 2.17%
Imtech NV	32,481	548,124	0.24%
Koninklijke BAM Groep NV	48,540	437,752	0.19%

The accompanying notes are an integral part of the financial statements.

International Small Company Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
OTHER SECURITIES		$4,166,608	1.74%
		5,152,484
New Zealand - 0.55%		1,313,952	0.55%
Norway - 0.98%		2,332,016	0.98%
Portugal - 0.51%		1,210,462	0.51%
Singapore - 1.07%		2,556,161	1.07%
Spain - 2.44%		5,816,016	2.44%
Sweden - 1.73%
Holmen AB, Series B	17,900	447,935	0.19%
OTHER SECURITIES		3,657,155	1.54%
		4,105,090
Switzerland - 5.54%
Aryzta AG *	15,157	487,030	0.20%
Ciba Holding AG *	14,178	634,071	0.27%
Clariant AG *	84,649	581,778	0.24%
Galenica Holding AG (a)	1,441	470,320	0.20%
Kuoni Reisen Holding AG, Series B	1,959	670,011	0.27%
Valiant Holding AG	4,156	778,367	0.32%
Verwaltungs & Privat Bank AG	3,265	435,706	0.18%
OTHER SECURITIES		9,113,495	3.86%
		13,170,778
United Kingdom - 14.86%
Aggreko PLC	75,129	490,470	0.20%
Amlin PLC	150,400	781,765	0.33%
Arm Holdings PLC, ADR	127,972	492,692	0.20%
Arriva PLC	59,967	522,167	0.23%
Babcock International Group PLC	64,291	443,217	0.18%
Carillion PLC	136,415	491,967	0.21%
Catlin Group, Ltd.	89,346	562,391	0.24%
Hiscox PLC	135,574	674,693	0.28%
Homeserve PLC	33,099	468,202	0.20%
Imperial Energy Corp. PLC *	27,560	499,070	0.21%
Informa PLC	126,232	446,629	0.19%
Provident Financial PLC	38,840	482,535	0.20%
OTHER SECURITIES		29,008,079	12.19%
		35,363,877
United States - 0.32%		757,801	0.32%

TOTAL COMMON STOCKS (Cost $421,763,745)		$236,454,614
PREFERRED STOCKS - 0.00%
Australia - 0.00%		8,394	0.00%

TOTAL PREFERRED STOCKS (Cost $34,807)		$8,394
WARRANTS - 0.00%
Canada - 0.00%		329	0.00%
Hong Kong - 0.00%		$855	0.00%
Singapore - 0.00%		191	0.00%
United States - 0.00%		9,083	0.00%

TOTAL WARRANTS (Cost $11,599)		$10,458
RIGHTS - 0.00%
Australia - 0.00%		4,185	0.00%
Hong Kong - 0.00%		644	0.00%
Norway - 0.00%		714	0.00%
Spain - 0.00%		25	0.00%

TOTAL RIGHTS (Cost $18,739)		$5,568
CORPORATE BONDS - 0.00%
Denmark - 0.00%		6,069	0.00%

TOTAL CORPORATE BONDS (Cost $13,392)		$6,069
SHORT TERM INVESTMENTS - 3.94%
John Hancock Cash Investment Trust, 1.2465% (b) (c)	9,383,504	9,383,504	3.94%

TOTAL SHORT TERM INVESTMENTS (Cost $9,383,504)		$9,383,504
REPURCHASE AGREEMENTS - 0.35%
Repurchase Agreement with State Street Corp. dated 12/31/2008 at 0.00% to be repurchased at $839,000 on 01/02/2009, collateralized by $820,000 Federal Home Loan Bank, 3.375% due 06/24/2011 (valued at $857,925, including interest)	839,000	839,000	0.35%

TOTAL REPURCHASE AGREEMENTS (Cost $839,000)		$839,000
Total Investments (International Small Company Trust) (Cost $432,064,786) - 103.67%		$246,707,607	103.67%
Liabilities in Excess of Other Assets - (3.67%)		(8,790,770)	(3.67%)
TOTAL NET ASSETS - 100.00%		$237,916,837	100.00%
The portfolio had the following five top industry concentrations as of December 31, 2008 (as a percentage of total net assets):
Banking		6.86%
Building Materials & Construction		5.62%
Food & Beverages		5.52%
Business Services		4.41%
Chemicals		3.96%

The accompanying notes are an integral part of the financial statements.

International Value Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 97.35%
Austria - 1.13%
Telekom Austria AG	671,200	$9,766,052	1.13%
Belgium - 1.33%
Belgacom SA (a)	300,900	11,502,935	1.33%
Canada - 0.65%		5,633,053	0.65%
Cayman Islands - 0.00%		8,181	0.00%
China - 0.44%		3,807,756	0.44%
Finland - 2.00%
Stora Enso Oyj, Series R	1,064,551	8,432,867	0.98%
UPM-Kymmene Oyj	689,574	8,839,477	1.02%
		17,272,344
France - 14.22%
AXA Group SA	834,891	18,739,643	2.17%
France Telecom SA	1,378,016	38,409,032	4.43%
Sanofi-Aventis SA	520,553	33,296,215	3.85%
Total SA	359,746	19,778,545	2.29%
Vivendi SA	319,010	10,397,824	1.20%
OTHER SECURITIES		2,383,448	0.28%
		123,004,707
Germany - 8.24%
Bayerische Motoren Werke (BMW) AG	308,986	9,487,485	1.10%
Deutsche Post AG	639,141	10,810,205	1.25%
Muenchener Rueckversicherungs- Gesellschaft AG	120,454	18,700,215	2.16%
SAP AG	371,900	13,495,157	1.56%
Siemens AG	205,441	15,466,305	1.79%
OTHER SECURITIES		3,294,658	0.38%
		71,254,025
Hong Kong - 1.04%
Hutchison Whampoa, Ltd.	1,788,031	9,026,363	1.04%
Israel - 1.40%
Check Point Software Technologies, Ltd. * (a)	637,281	12,101,966	1.40%
Italy - 3.31%
Eni SpA	683,757	16,453,692	1.90%
OTHER SECURITIES		12,162,649	1.41%
		28,616,341
Japan - 6.91%
Mitsubishi UFJ Financial Group, Inc.	1,653,000	10,389,344	1.20%
NGK Spark Plug Company, Ltd.	977,000	7,849,279	0.91%
USS Company, Ltd.	250,590	13,297,346	1.54%
OTHER SECURITIES		28,255,396	3.26%
		59,791,365
Netherlands - 4.85%
ING Groep NV	1,454,002	16,002,654	1.85%
Koninklijke (Royal) Philips Electronics NV	545,165	10,808,833	1.25%
Reed Elsevier NV	733,142	8,716,617	1.01%
OTHER SECURITIES		6,434,378	0.74%
		41,962,482
Norway - 2.81%
Telenor ASA	2,142,295	14,452,750	1.67%
OTHER SECURITIES		$9,854,527	1.14%
		24,307,277
Singapore - 2.52%
Singapore Telecommunications, Ltd.	6,599,000	11,759,768	1.35%
OTHER SECURITIES		10,075,198	1.17%
		21,834,966
South Korea - 2.49%
Samsung Electronics Company, Ltd.	52,048	18,976,186	2.19%
OTHER SECURITIES		2,574,996	0.30%
		21,551,182
Spain - 2.49%
Telefonica SA	953,247	21,516,380	2.49%
Sweden - 1.73%
Ericsson (LM), Series B	1,596,064	12,442,715	1.44%
OTHER SECURITIES		2,531,258	0.29%
		14,973,973
Switzerland - 6.52%
Adecco SA	483,850	16,564,137	1.92%
Nestle SA	237,610	9,408,907	1.09%
Novartis AG	231,250	11,581,327	1.34%
Swiss Re	233,121	11,414,909	1.32%
OTHER SECURITIES		7,376,374	0.85%
		56,345,654
Taiwan - 6.68%
Chunghwa Telecom Company, Ltd., ADR	735,037	11,466,577	1.33%
Lite-On Technology Corp.	17,891,103	11,773,589	1.36%
Mega Financial Holding Company, Ltd.	38,710,000	13,653,030	1.57%
Taiwan Semiconductor Manufacturing Company, Ltd.	9,806,192	13,380,347	1.55%
OTHER SECURITIES		7,510,210	0.87%
		57,783,753
United Kingdom - 23.53%
Aviva PLC	1,938,370	10,983,742	1.27%
BP PLC	3,149,705	24,313,900	2.82%
British Sky Broadcasting Group PLC	1,792,093	12,655,612	1.46%
GlaxoSmithKline PLC	790,234	14,696,546	1.70%
Group 4 Securicor PLC	4,945,660	14,727,896	1.70%
HSBC Holdings PLC	1,110,580	10,869,445	1.26%
Kingfisher PLC	8,758,450	17,253,466	1.99%
Pearson PLC	950,231	8,956,249	1.04%
Persimmon PLC (a)	2,635,640	8,811,853	1.02%
Royal Dutch Shell PLC, B Shares	781,726	19,815,493	2.29%
Vodafone Group PLC	11,324,238	23,188,059	2.69%
OTHER SECURITIES		37,131,906	4.29%
		203,404,167
United States - 3.06%
ACE, Ltd.	395,542	20,932,083	2.42%
OTHER SECURITIES		5,556,507	0.64%
		26,488,590

TOTAL COMMON STOCKS (Cost $1,336,506,689)		$841,953,512

The accompanying notes are an integral part of the financial statements.

International Value Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
SHORT TERM INVESTMENTS - 8.15%
John Hancock Cash Investment Trust, 1.2465% (b) (c)	48,144,792	$48,144,792	5.56%
Paribas Corp.
0.010%, due 01/02/2009	22,360,000	22,360,000	2.59%

TOTAL SHORT TERM INVESTMENTS (Cost $70,504,792)		$70,504,792
Total Investments (International Value Trust) (Cost $1,407,011,481) - 105.50%		$912,458,304	105.50%
Liabilities in Excess of Other Assets - (5.50%)		(47,606,463)	(5.50%)
TOTAL NET ASSETS - 100.00%		$864,851,841	100.00%
The portfolio had the following five top industry concentrations as of December 31, 2008 (as a percentage of total net assets):
Telecommunications Equipment & Services		18.60%
Insurance		12.09%
International Oil		6.48%
Pharmaceuticals		6.20%
Electronics		5.75%

Large Cap Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 95.64%
Basic Materials - 0.49%		$1,463,011	0.49%
Communications - 8.43%
AT&T, Inc.	208,200	5,933,700	1.97%
Comcast Corp., Class A	525,200	8,865,376	2.94%
News Corp., Class A	384,800	3,497,832	1.16%
Omnicom Group, Inc.	118,450	3,188,674	1.06%
OTHER SECURITIES		3,904,783	1.30%
		25,390,365
Consumer, Cyclical - 9.82%
BorgWarner, Inc.	148,862	3,240,726	1.07%
Carnival Corp.	164,401	3,998,232	1.33%
J.C. Penney Company, Inc.	152,800	3,010,160	1.00%
Johnson Controls, Inc.	223,019	4,050,025	1.34%
PACCAR, Inc.	173,350	4,957,810	1.65%
Starbucks Corp. *	397,500	3,760,350	1.25%
OTHER SECURITIES		6,558,560	2.18%
		29,575,863
Consumer, Non-cyclical - 19.82%
Allergan, Inc.	130,074	5,244,584	1.74%
Amgen, Inc. *	79,300	4,579,575	1.52%
Covidien, Ltd.	106,100	3,845,064	1.28%
Fortune Brands, Inc.	73,900	3,050,592	1.01%
Genzyme Corp. *	112,398	7,459,854	2.48%
Medco Health Solutions, Inc. *	100,900	4,228,719	1.41%
Medtronic, Inc.	112,466	3,533,682	1.17%
PepsiCo, Inc.	109,800	6,013,745	2.00%
Sysco Corp.	187,023	4,290,308	1.42%
Wyeth	149,082	$5,592,066	1.86%
OTHER SECURITIES		11,859,789	3.93%
		59,697,978
Energy - 11.30%
Anadarko Petroleum Corp.	110,700	4,267,485	1.42%
Baker Hughes, Inc.	130,900	4,197,963	1.39%
Chevron Corp.	76,500	5,658,705	1.88%
Halliburton Company	264,700	4,812,246	1.60%
Marathon Oil Corp.	113,600	3,108,096	1.04%
OTHER SECURITIES		11,976,346	3.97%
		34,020,841
Financial - 15.25%
ACE, Ltd.	99,200	5,249,664	1.74%
AFLAC, Inc.	134,400	6,160,896	2.04%
Bank of New York Mellon Corp.	170,076	4,818,253	1.60%
Discover Financial Services	413,143	3,937,253	1.31%
Morgan Stanley	268,987	4,314,551	1.43%
Principal Financial Group, Inc.	150,300	3,392,271	1.13%
SunTrust Banks, Inc.	117,600	3,473,904	1.15%
Wells Fargo & Company	261,422	7,706,721	2.57%
OTHER SECURITIES		6,849,249	2.28%
		45,902,762
Industrial - 11.08%
FedEx Corp.	109,817	7,044,761	2.34%
General Electric Company	556,600	9,016,919	2.99%
Illinois Tool Works, Inc.	188,352	6,601,738	2.19%
Pall Corp.	108,900	3,096,027	1.03%
Ryder Systems, Inc.	81,500	3,160,570	1.05%
OTHER SECURITIES		4,450,430	1.48%
		33,370,445
Technology - 13.72%
Analog Devices, Inc.	243,100	4,623,762	1.54%
Apple, Inc. *	39,900	3,405,465	1.13%
Intel Corp.	674,200	9,883,772	3.29%
Intuit, Inc. *	164,600	3,915,834	1.30%
Microsoft Corp.	378,800	7,363,872	2.44%
VMware, Inc. Class A * (a)	171,300	4,058,097	1.35%
OTHER SECURITIES		8,049,514	2.67%
		41,300,316
Utilities - 5.73%
American Electric Power Company, Inc.	100,557	3,346,537	1.11%
Exelon Corp.	130,387	7,250,822	2.41%
Sempra Energy	97,886	4,172,880	1.39%
OTHER SECURITIES		2,468,836	0.82%
		17,239,075

TOTAL COMMON STOCKS (Cost $421,587,665)		$287,960,656
INVESTMENT COMPANIES - 2.22%
Investment Companies - 2.22%
SPDR Trust Series 1	74,000	6,677,760	2.22%

TOTAL INVESTMENT COMPANIES (Cost $6,219,200)		$6,677,760

The accompanying notes are an integral part of the financial statements.

Large Cap Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
SHORT TERM INVESTMENTS - 1.85%
John Hancock Cash Investment Trust, 1.2465% (b) (c)	5,566,200	$5,566,200	1.85%

TOTAL SHORT TERM INVESTMENTS (Cost $5,566,200)		$5,566,200
REPURCHASE AGREEMENTS - 1.90%
Repurchase Agreement with State Street Corp. dated 12/31/2008 at 0.00% to be repurchased at $5,728,000 on 01/02/2009, collateralized by $4,225,000 Federal National Mortgage Association, 6.25% due 05/15/2029 (valued at $5,846,344, including interest)	5,728,000	5,728,000	1.90%

TOTAL REPURCHASE AGREEMENTS (Cost $5,728,000)		$5,728,000
Total Investments (Large Cap Trust) (Cost $439,101,065) - 101.61%		$305,932,616	101.61%
Liabilities in Excess of Other Assets - (1.61%)		(4,849,422)	(1.61%)
TOTAL NET ASSETS - 100.00%		$301,083,194	100.00%

Large Cap Value Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 100.19%
Basic Materials - 3.42%
Eli Lilly & Company	144,000	$5,798,880	1.91%
OTHER SECURITIES		4,567,340	1.51%
		10,366,220
Communications - 4.05%
AT&T, Inc.	194,000	5,529,000	1.82%
Symantec Corp. * (a)	295,000	3,988,400	1.32%
OTHER SECURITIES		2,753,540	0.91%
		12,270,940
Consumer, Cyclical - 9.10%
Hasbro, Inc.	99,000	2,887,830	0.95%
Ingram Micro, Inc., Class A *	237,000	3,173,430	1.05%
McDonald’s Corp.	52,000	3,233,880	1.07%
RadioShack Corp.	256,000	3,056,640	1.01%
Southwest Airlines Company	366,000	3,154,920	1.04%
The Gap, Inc.	217,000	2,905,630	0.96%
Toll Brothers, Inc. *	137,000	2,935,910	0.97%
OTHER SECURITIES		6,210,670	2.05%
		27,558,910
Consumer, Non-cyclical - 21.91%
AmerisourceBergen Corp.	101,000	3,601,660	1.19%
Amgen, Inc. *	125,000	7,218,750	2.39%
Johnson & Johnson	190,000	11,367,700	3.75%
McKesson Corp.	83,000	3,214,590	1.06%
Merck & Company, Inc. (a)	204,000	6,201,600	2.05%
Pfizer, Inc.	628,000	11,121,880	3.68%
Procter & Gamble Company	161,000	9,953,020	3.29%
The Kroger Company	128,000	$3,380,480	1.12%
WellPoint, Inc. *	102,000	4,297,260	1.42%
OTHER SECURITIES		5,956,620	1.96%
		66,313,560
Energy - 27.32%
Anadarko Petroleum Corp.	95,000	3,662,250	1.21%
Apache Corp.	62,000	4,620,860	1.53%
Chevron Corp.	181,000	13,388,570	4.42%
ConocoPhillips	164,000	8,495,200	2.81%
Exxon Mobil Corp.	330,000	26,343,900	8.70%
Marathon Oil Corp.	173,000	4,733,280	1.56%
Occidental Petroleum Corp.	53,000	3,179,470	1.05%
Sunoco, Inc.	73,000	3,172,580	1.05%
Tidewater, Inc.	76,000	3,060,520	1.01%
Valero Energy Corp.	168,000	3,635,520	1.21%
OTHER SECURITIES		8,399,750	2.77%
		82,691,900
Financial - 14.76%
Aetna, Inc.	111,000	3,163,500	1.04%
Allstate Corp.	130,000	4,258,800	1.41%
Capital One Financial Corp.	128,000	4,081,920	1.34%
Chubb Corp.	85,000	4,335,000	1.43%
HCC Insurance Holdings, Inc.	122,000	3,263,500	1.08%
Lincoln National Corp.	173,000	3,259,320	1.08%
PartnerRe, Ltd.	47,000	3,349,690	1.11%
Prudential Financial, Inc.	122,000	3,691,720	1.22%
The Travelers Companies, Inc.	112,000	5,062,400	1.66%
W.R. Berkley Corp.	106,000	3,286,000	1.09%
OTHER SECURITIES		6,946,480	2.30%
		44,698,330
Industrial - 11.78%
Arrow Electronics, Inc. *	173,000	3,259,320	1.07%
General Dynamics Corp.	81,000	4,664,790	1.54%
General Electric Company	353,000	5,718,600	1.89%
KLA-Tencor Corp.	137,000	2,985,230	0.99%
Northrop Grumman Corp.	87,000	3,918,480	1.29%
Raytheon Company	75,000	3,828,000	1.26%
Waste Management, Inc.	118,000	3,910,520	1.29%
OTHER SECURITIES		7,389,700	2.45%
		35,674,640
Technology - 7.85%
Computer Sciences Corp. *	99,000	3,478,860	1.15%
Hewlett-Packard Company	84,000	3,048,360	1.01%
L-3 Communications Holdings, Inc.	43,000	3,172,540	1.05%
OTHER SECURITIES		14,063,357	4.64%
		23,763,117

TOTAL COMMON STOCKS (Cost $384,804,116)		$303,337,617
SHORT TERM INVESTMENTS - 1.90%
John Hancock Cash Investment Trust, 1.2465% (b) (c)	5,747,200	5,747,200	1.90%

TOTAL SHORT TERM INVESTMENTS (Cost $5,747,200)		$5,747,200

The accompanying notes are an integral part of the financial statements.

Large Cap Value Trust (continued)
Shares or Principal Amount	Value	% of Net Assets
REPURCHASE AGREEMENTS - 0.02%

TOTAL REPURCHASE AGREEMENTS (Cost $73,000)	$73,000
Total Investments (Large Cap Value Trust) (Cost $390,624,316) - 102.11%	$309,157,817	102.11%
Liabilities in Excess of Other Assets - (2.11%)	(6,385,196)	(2.11%)
TOTAL NET ASSETS - 100.00%	$302,772,621	100.00%

Mid Cap Intersection Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 98.59%
Basic Materials - 4.23%
Cliffs Natural Resources, Inc.	22,600	$578,786	0.70%
FMC Corp.	17,420	779,197	0.95%
OTHER SECURITIES		2,124,082	2.58%
		3,482,065
Communications - 5.07%
Avocent Corp. *	34,600	619,686	0.75%
CenturyTel, Inc.	33,800	923,754	1.12%
McAfee, Inc. *	42,739	1,477,487	1.79%
OTHER SECURITIES		1,155,827	1.41%
		4,176,754
Consumer, Cyclical - 10.64%
BJ’s Wholesale Club, Inc. * (a)	37,530	1,285,777	1.57%
Hasbro, Inc.	21,500	627,155	0.76%
Ingram Micro, Inc., Class A *	87,276	1,168,626	1.42%
Ross Stores, Inc.	33,890	1,007,550	1.24%
WMS Industries, Inc. *	30,500	820,450	1.00%
OTHER SECURITIES		3,836,723	4.65%
		8,746,281
Consumer, Non-cyclical - 22.22%
Alliance Data Systems Corp. *	17,300	804,969	0.98%
Beckman Coulter, Inc.	17,755	780,155	0.95%
Cephalon, Inc. * (a)	15,617	1,203,133	1.46%
ITT Educational Services, Inc. *	18,677	1,773,942	2.16%
LifePoint Hospitals, Inc. *	34,866	796,339	0.97%
Manpower, Inc.	42,584	1,447,431	1.77%
Netflix, Inc. * (a)	32,057	958,184	1.17%
Omnicare, Inc.	26,700	741,192	0.89%
Strayer Education, Inc.	4,140	887,657	1.08%
Vertex Pharmaceuticals, Inc. * (a)	36,356	1,104,495	1.34%
Watson Pharmaceuticals, Inc. *	31,300	831,641	1.01%
OTHER SECURITIES		6,935,627	8.44%
		18,264,765
Diversified - 0.19%		154,088	0.19%
Energy - 6.67%
Noble Energy, Inc.	17,060	839,693	1.02%
Unit Corp. *	23,300	622,576	0.76%
OTHER SECURITIES		4,023,391	4.89%
		5,485,660
Financial - 18.20%
Allied World Assurance Holdings, Ltd.	19,500	$791,700	0.96%
Ameriprise Financial, Inc.	27,690	646,838	0.79%
Annaly Capital Management, Inc., REIT	41,990	666,381	0.81%
Axis Capital Holdings, Ltd.	24,700	719,264	0.87%
Discover Financial Services	68,100	648,993	0.79%
Everest Re Group, Ltd.	16,005	1,218,620	1.49%
Liberty Property Trust, REIT	40,220	918,223	1.12%
Provident Financial Services, Inc.	41,600	636,479	0.78%
UMB Financial Corp. (a)	11,700	574,938	0.70%
Unum Group	43,100	801,660	0.97%
OTHER SECURITIES		7,346,524	8.92%
		14,969,620
Industrial - 14.79%
Acuity Brands, Inc.	21,570	753,009	0.92%
Avnet, Inc. *	30,700	559,047	0.68%
Dover Corp.	36,190	1,191,374	1.45%
Parker-Hannifin Corp.	15,700	667,878	0.81%
Precision Castparts Corp.	11,820	703,054	0.86%
OTHER SECURITIES		8,287,185	10.07%
		12,161,547
Technology - 6.78%
BMC Software, Inc. *	54,950	1,478,705	1.80%
Lam Research Corp. *	48,055	1,022,611	1.25%
Sybase, Inc. *	24,611	609,614	0.74%
Synopsys, Inc. *	30,400	563,008	0.68%
OTHER SECURITIES		1,903,879	2.31%
		5,577,817
Utilities - 9.80%
CenterPoint Energy, Inc.	50,380	635,796	0.77%
Energen Corp.	22,700	665,791	0.81%
MDU Resources Group, Inc.	49,699	1,072,504	1.31%
Pepco Holdings, Inc.	50,692	900,290	1.09%
SCANA Corp.	20,400	726,240	0.88%
UGI Corp.	60,800	1,484,736	1.80%
OTHER SECURITIES		2,577,417	3.14%
		8,062,774

TOTAL COMMON STOCKS (Cost $111,173,873)		$81,081,371
SHORT TERM INVESTMENTS - 5.81%
John Hancock Cash Investment Trust, 1.2465% (b) (c)	4,774,585	4,774,585	5.81%

TOTAL SHORT TERM INVESTMENTS (Cost $4,774,585)		$4,774,585
REPURCHASE AGREEMENTS - 1.09%
Repurchase Agreement with State Street Corp. dated 12/31/2008 at 0.00% to be repurchased at $896,000 on 01/02/2009, collateralized by $800,000 Federal National Mortgage Association, 5.00% due 04/15/2015 (valued at $914,000, including interest)	896,000	896,000	1.09%

TOTAL REPURCHASE AGREEMENTS (Cost $896,000)		$896,000

The accompanying notes are an integral part of the financial statements.

Mid Cap Intersection Trust (continued)
Shares or Principal Amount	Value	% of Net Assets

Total Investments (Mid Cap Intersection Trust) (Cost $116,844,458) - 105.49%	$86,751,956	105.49%
Liabilities in Excess of Other Assets - (5.49%)	(4,512,488)	(5.49%)
TOTAL NET ASSETS - 100.00%	$82,239,468	100.00%

Mid Cap Stock Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 96.27%
Basic Materials - 2.36%
FMC Corp.	172,800	$7,729,344	1.32%
OTHER SECURITIES		6,139,163	1.04%
		13,868,507
Communications - 8.63%
Equinix, Inc. * (a)	105,000	5,584,950	0.95%
McAfee, Inc. *	341,600	11,809,112	2.01%
MetroPCS Communications, Inc. * (a)	849,400	12,613,590	2.14%
NICE Systems, Ltd., ADR *	345,211	7,756,891	1.33%
OTHER SECURITIES		13,040,915	2.20%
		50,805,458
Consumer, Cyclical - 19.92%
Advance Auto Parts, Inc.	300,200	10,101,730	1.72%
Best Buy Company, Inc.	259,900	7,305,789	1.24%
BJ’s Wholesale Club, Inc. * (a)	205,389	7,036,627	1.19%
Burger King Holdings, Inc.	347,300	8,293,524	1.41%
Delta Air Lines, Inc. *	544,700	6,242,262	1.06%
Dick’s Sporting Goods, Inc. *	471,100	6,647,221	1.13%
DreamWorks Animation SKG, Inc., Class A *	390,761	9,870,623	1.67%
JetBlue Airways Corp. *	958,700	6,806,770	1.16%
Kohl’s Corp. *	188,800	6,834,560	1.16%
Marvel Entertainment, Inc. *	315,800	9,710,850	1.65%
PACCAR, Inc.	212,700	6,083,220	1.03%
Staples, Inc.	489,300	8,768,256	1.49%
The Gap, Inc.	600,400	8,039,356	1.37%
OTHER SECURITIES		15,539,945	2.64%
		117,280,733
Consumer, Non-cyclical - 24.97%
Cephalon, Inc. * (a)	130,383	10,044,706	1.71%
Charles River Laboratories International, Inc. *	220,300	5,771,860	0.98%
Clorox Company	123,700	6,872,772	1.16%
Heckmann Corp. * (a)	1,075,400	6,076,010	1.04%
Interactive Data Corp.	354,500	8,741,970	1.48%
ITT Educational Services, Inc. *	66,800	6,344,664	1.08%
Jarden Corp. * (a)	981,904	11,291,896	1.91%
McKesson Corp.	281,200	10,890,876	1.85%
Pharmaceutical Product Development, Inc.	226,800	6,579,468	1.12%
Ralcorp Holdings, Inc. *	101,300	5,915,920	1.00%
Shionogi & Company, Ltd.	300,753	7,766,966	1.32%
St. Jude Medical, Inc. *	191,100	6,298,656	1.07%
Western Union Company	519,485	7,449,415	1.27%
OTHER SECURITIES		$47,076,965	7.98%
		147,122,144
Energy - 5.52%
Covanta Holding Corp. *	511,600	11,234,736	1.91%
OTHER SECURITIES		21,293,587	3.61%
		32,528,323
Financial - 12.44%
ACE, Ltd.	154,200	8,160,264	1.39%
Arch Capital Group, Ltd. *	90,767	6,362,767	1.08%
Everest Re Group, Ltd.	104,600	7,964,244	1.35%
Marsh & McLennan Companies, Inc.	477,100	11,579,217	1.97%
State Street Corp.	148,500	5,840,505	0.99%
W.R. Berkley Corp.	208,600	6,466,600	1.10%
OTHER SECURITIES		26,877,792	4.56%
		73,251,389
Industrial - 13.79%
Aecom Technology Corp. *	420,520	12,922,579	2.19%
FLIR Systems, Inc. * (a)	324,800	9,964,863	1.70%
Flowserve Corp.	113,440	5,842,160	0.99%
Pall Corp.	214,600	6,101,078	1.04%
Republic Services, Inc.	242,000	5,999,180	1.02%
Snap-on, Inc.	243,900	9,604,782	1.63%
OTHER SECURITIES		30,794,551	5.22%
		81,229,193
Technology - 8.64%
Autonomy Corp. PLC *	497,400	6,921,378	1.18%
BMC Software, Inc. *	371,500	9,997,065	1.70%
Red Hat, Inc. *	736,700	9,739,174	1.65%
Solera Holdings, Inc. *	427,800	10,309,979	1.74%
OTHER SECURITIES		13,917,940	2.37%
		50,885,536

TOTAL COMMON STOCKS (Cost $685,221,915)		$566,971,283
INVESTMENT COMPANIES - 0.90%
Investment Companies - 0.90%		5,285,559	0.90%

TOTAL INVESTMENT COMPANIES (Cost $5,263,162)		5,285,559
SHORT TERM INVESTMENTS - 10.13%
John Hancock Cash Investment Trust, 1.2465% (b) (c)	59,648,600	59,648,600	10.13%

TOTAL SHORT TERM INVESTMENTS (Cost $59,648,600)		$59,648,600
REPURCHASE AGREEMENTS - 3.79%
Bank of New York Tri-Party Repurchase Agreement dated 12/31/2008 at 0.080% to be repurchased at $22,300,099 on 01/02/2009, collateralized by $31,561,638 Federal Home Loan Mortgage Corp., 5.00% due 07/01/2035 (valued at $22,746,001, including interest)	22,300,000	22,300,000	3.79%

The accompanying notes are an integral part of the financial statements.

Mid Cap Stock Trust (continued)
Shares or Principal Amount	Value	% of Net Assets
TOTAL REPURCHASE AGREEMENTS (Cost $22,300,000)	$22,300,000
Total Investments (Mid Cap Stock Trust) (Cost $772,433,677) - 111.09%	$654,205,442	111.09%
Liabilities in Excess of Other Assets - (11.09%)	(65,319,780)	(11.09%)
TOTAL NET ASSETS - 100.00%	$588,885,662	100.00%

Mid Cap Value Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 92.61%
Basic Materials - 2.24%
Eastman Chemical Company	73,981	$2,345,937	1.31%
Valspar Corp.	92,710	1,677,124	0.93%
		4,023,061
Communications - 18.01%
ADC Telecommunications, Inc. *	308,462	1,687,287	0.94%
CenturyTel, Inc.	144,173	3,940,248	2.20%
Embarq Corp.	152,533	5,485,087	3.06%
Interpublic Group of Companies, Inc. *	705,416	2,793,447	1.56%
JDS Uniphase Corp. *	524,509	1,914,458	1.07%
McAfee, Inc. *	101,229	3,499,487	1.95%
Qwest Communications International, Inc.	1,458,750	5,309,850	2.95%
Tellabs, Inc. *	658,891	2,714,631	1.51%
Windstream Corp.	483,141	4,444,897	2.47%
OTHER SECURITIES		542,224	0.30%
		32,331,616
Consumer, Cyclical - 9.46%
Brinker International, Inc.	239,432	2,523,614	1.40%
Darden Restaurants, Inc.	71,448	2,013,405	1.12%
Genuine Parts Company	105,740	4,003,317	2.23%
OfficeMax, Inc.	277,077	2,116,868	1.18%
W.W. Grainger, Inc.	28,872	2,276,268	1.27%
OTHER SECURITIES		4,052,845	2.26%
		16,986,317
Consumer, Non-cyclical - 19.95%
Archer-Daniels-Midland Company	64,000	1,845,120	1.03%
Coca-Cola Enterprises, Inc.	270,239	3,250,975	1.81%
Covidien, Ltd.	66,581	2,412,895	1.34%
Dean Foods Company *	147,559	2,651,635	1.48%
Healthsouth Corp. *	166,010	1,819,470	1.01%
King Pharmaceuticals, Inc. *	477,972	5,076,063	2.83%
Mylan, Inc. *	540,612	5,346,652	2.99%
R.R. Donnelley & Sons Company	189,905	2,578,910	1.44%
Safeway, Inc.	154,893	3,681,807	2.05%
Smithfield Foods, Inc. *	235,355	3,311,445	1.84%
The Kroger Company	144,760	3,823,111	2.13%
		35,798,083
Energy - 7.37%
CMS Energy Corp.	431,025	4,357,663	2.43%
EOG Resources, Inc.	41,585	2,768,729	1.54%
Halliburton Company	120,277	2,186,636	1.22%
Range Resources Corp.	75,739	$2,604,664	1.45%
OTHER SECURITIES		1,306,510	0.73%
		13,224,202
Financial - 9.67%
ACE, Ltd.	73,437	3,886,286	2.16%
Capital One Financial Corp.	46,664	1,488,115	0.83%
Comerica, Inc.	99,970	1,984,405	1.11%
Conseco, Inc. *	290,556	1,505,080	0.84%
M&T Bank Corp.	40,544	2,327,630	1.29%
PartnerRe, Ltd.	36,585	2,607,413	1.45%
Zions Bancorp	87,545	2,145,728	1.20%
OTHER SECURITIES		1,412,452	0.79%
		17,357,109
Industrial - 16.92%
Ball Corp.	112,477	4,677,918	2.60%
Hubbell, Inc., Class B	60,963	1,992,271	1.11%
KBR, Inc.	127,515	1,938,228	1.08%
Pactiv Corp. *	171,059	4,255,948	2.37%
Republic Services, Inc.	145,162	3,598,566	2.01%
Snap-on, Inc.	83,536	3,289,648	1.83%
Timken Company	178,743	3,508,725	1.96%
OTHER SECURITIES		7,106,071	3.96%
		30,367,375
Technology - 1.45%
Sybase, Inc. *	74,274	1,839,767	1.03%
OTHER SECURITIES		760,914	0.42%
		2,600,681
Utilities - 7.54%
Ameren Corp.	123,571	4,109,971	2.29%
NiSource, Inc.	303,708	3,331,676	1.86%
Northeast Utilities	209,009	5,028,757	2.80%
OTHER SECURITIES		1,058,509	0.59%
		13,528,913

TOTAL COMMON STOCKS (Cost $269,727,325)		$166,217,357
REPURCHASE AGREEMENTS - 6.14%
Repurchase Agreement with State Street Corp. dated 12/31/2008 at 0.00% to be repurchased at $11,018,000 on 01/02/2009, collateralized by $9,505,000 Federal Home Loan Bank, 5.125% due 03/14/2036 (valued at $11,239,663, including interest)	11,018,000	11,018,000	6.14%

TOTAL REPURCHASE AGREEMENTS (Cost $11,018,000)		$11,018,000
Total Investments (Mid Cap Value Trust) (Cost $280,745,325) - 98.75%		$177,235,357	98.75%
Assets in excess of Other Liabilities - 1.25%		2,237,737	1.25%
TOTAL NET ASSETS - 100.00%		$179,473,094	100.00%

The accompanying notes are an integral part of the financial statements.

Mid Cap Value Equity Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 97.21%
Basic Materials - 6.38%
Eastman Chemical Company	20,609	$653,512	1.38%
Lubrizol Corp.	12,026	437,626	0.92%
Nucor Corp.	11,040	510,048	1.08%
PPG Industries, Inc.	13,694	581,036	1.22%
Rayonier, Inc.	13,782	432,066	0.91%
OTHER SECURITIES		413,588	0.87%
		3,027,876
Communications - 4.91%
McAfee, Inc. *	17,047	589,315	1.24%
Qwest Communications International, Inc. (a)	197,183	717,746	1.51%
Windstream Corp.	39,235	360,962	0.76%
OTHER SECURITIES		664,580	1.40%
		2,332,603
Consumer, Cyclical - 13.80%
Delta Air Lines, Inc. *	54,591	625,614	1.31%
Family Dollar Stores, Inc.	31,486	820,841	1.72%
Regal Entertainment Group, Class A	40,178	410,217	0.86%
Royal Caribbean Cruises, Ltd. (a)	42,142	579,453	1.23%
VF Corp.	9,333	511,168	1.08%
OTHER SECURITIES		3,604,861	7.60%
		6,552,154
Consumer, Non-cyclical - 8.03%
Lorillard, Inc.	23,216	1,308,222	2.76%
Mylan, Inc. * (a)	100,530	994,242	2.09%
Ritchie Brothers Auctioneers, Inc. (a)	22,582	483,706	1.02%
OTHER SECURITIES		1,025,396	2.16%
		3,811,566
Energy - 10.94%
BJ Services Company	45,488	530,844	1.12%
Enbridge, Inc.	24,705	802,171	1.70%
Newfield Exploration Company *	18,177	358,996	0.76%
Questar Corp.	11,168	365,082	0.77%
Southwestern Energy Company *	18,827	545,419	1.14%
Ultra Petroleum Corp. *	10,991	379,299	0.79%
OTHER SECURITIES		2,213,666	4.66%
		5,195,477
Financial - 24.13%
Aon Corp.	19,716	900,627	1.90%
Assurant, Inc.	19,857	595,710	1.25%
Axis Capital Holdings, Ltd.	30,047	874,969	1.84%
CIT Group, Inc.	111,866	507,872	1.07%
Equity Residential, REIT	15,951	475,659	1.01%
Everest Re Group, Ltd.	21,052	1,602,899	3.37%
Humana, Inc. *	12,830	478,302	1.01%
Invesco, Ltd.	28,537	412,074	0.87%
Lincoln National Corp.	24,005	452,254	0.95%
Marsh & McLennan Companies, Inc.	19,863	482,075	1.02%
PartnerRe, Ltd.	20,222	1,441,222	3.04%
Willis Group Holdings, Ltd.	18,760	466,749	0.98%
XL Capital, Ltd., Class A	107,381	397,310	0.84%
OTHER SECURITIES		2,372,162	4.98%
		11,459,884
Industrial - 16.59%
Cooper Industries, Ltd., Class A	25,387	$742,062	1.56%
CSX Corp.	13,198	428,539	0.90%
Eaton Corp.	18,740	931,564	1.95%
Goodrich Corp.	16,147	597,762	1.26%
Ingersoll-Rand Company, Ltd., Class A	25,910	449,539	0.96%
Kansas City Southern *	20,618	392,773	0.83%
Parker-Hannifin Corp.	8,856	376,734	0.79%
Stanley Works	19,899	678,556	1.43%
OTHER SECURITIES		3,280,156	6.91%
		7,877,685
Technology - 6.47%
Agilent Technologies, Inc. *	29,215	456,630	0.96%
Microchip Technology, Inc.	19,227	375,504	0.79%
OTHER SECURITIES		2,238,774	4.72%
		3,070,908
Utilities - 5.96%
Allegheny Energy, Inc.	17,222	583,137	1.23%
Pepco Holdings, Inc.	29,010	515,218	1.09%
Sempra Energy	16,208	690,947	1.46%
Wisconsin Energy Corp.	11,778	494,440	1.04%
OTHER SECURITIES		543,647	1.14%
		2,827,389

TOTAL COMMON STOCKS (Cost $68,394,265)		$46,155,542
CONVERTIBLE BONDS - 0.51%
Communications - 0.51%		239,804	0.51%

TOTAL CONVERTIBLE BONDS (Cost $390,873)		$239,804
SHORT TERM INVESTMENTS - 5.76%
John Hancock Cash Investment Trust, 1.2465% (b) (c)	2,733,824	2,733,824	5.76%

TOTAL SHORT TERM INVESTMENTS (Cost $2,733,824)		$2,733,824
Total Investments (Mid Cap Value Equity Trust) (Cost $71,518,962) - 103.48%		$49,129,170	103.48%
Liabilities in Excess of Other Assets - (3.48%)		(1,651,651)	(3.48%)
TOTAL NET ASSETS - 100.00%		$47,477,519	100.00%

Mid Value Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 88.56%
Basic Materials - 6.16%
Alcoa, Inc.	109,200	$1,229,592	1.07%
AngloGold Ashanti, Ltd., SADR	36,600	1,014,186	0.88%
Weyerhaeuser Company	48,100	1,472,341	1.28%
OTHER SECURITIES		3,378,117	2.93%
		7,094,236

The accompanying notes are an integral part of the financial statements.

Mid Value Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
Communications - 6.36%
Meredith Corp. (a)	83,300	$1,426,096	1.24%
Telephone & Data Systems, Inc.	12,000	381,000	0.33%
Telephone & Data Systems, Inc. - Special Shares	38,200	1,073,420	0.93%
OTHER SECURITIES		4,443,173	3.86%
		7,323,689
Consumer, Cyclical - 8.80%
Mattel, Inc.	137,200	2,195,200	1.91%
Scholastic Corp.	74,124	1,006,604	0.87%
Southwest Airlines Company	240,000	2,068,800	1.80%
The Gap, Inc.	138,100	1,849,159	1.61%
OTHER SECURITIES		3,011,169	2.61%
		10,130,932
Consumer, Non-cyclical - 20.84%
Alberto-Culver Company	58,000	1,421,580	1.23%
Boston Scientific Corp. *	185,400	1,434,996	1.25%
Career Education Corp. * (a)	90,900	1,630,746	1.42%
Coca-Cola Enterprises, Inc.	158,292	1,904,253	1.65%
ConAgra Foods, Inc.	61,900	1,021,350	0.89%
Fortune Brands, Inc.	43,300	1,787,424	1.55%
Healthsouth Corp. * (a)	124,660	1,366,274	1.19%
Hershey Company	62,100	2,157,354	1.86%
Lincare Holdings, Inc. *	53,500	1,440,755	1.25%
Manpower, Inc.	41,800	1,420,782	1.23%
Sysco Corp.	75,100	1,722,794	1.50%
Weight Watchers International, Inc.	41,150	1,210,633	1.05%
OTHER SECURITIES		5,482,686	4.77%
		24,001,627
Energy - 7.99%
BJ Services Company	102,800	1,199,676	1.04%
Cimarex Energy Company	49,700	1,330,966	1.16%
Murphy Oil Corp.	46,400	2,057,840	1.79%
Nexen, Inc. (a)	105,800	1,859,964	1.61%
Petro-Canada	57,500	1,258,675	1.10%
OTHER SECURITIES		1,487,367	1.29%
		9,194,488
Financial - 20.46%
Axis Capital Holdings, Ltd.	44,600	1,298,752	1.13%
Cincinnati Financial Corp.	55,200	1,604,664	1.38%
Commerce Bancshares, Inc.	46,656	2,050,531	1.78%
Discover Financial Services	162,600	1,549,578	1.35%
First Niagara Financial Group, Inc.	109,600	1,772,232	1.54%
Janus Capital Group, Inc.	129,400	1,039,082	0.90%
Marsh & McLennan Companies, Inc.	58,900	1,429,503	1.24%
Northern Trust Corp.	32,900	1,715,406	1.49%
Progressive Corp.	97,800	1,448,418	1.26%
Prudential Financial, Inc.	12,100	366,146	0.32%
The St. Joe Company *	48,800	1,186,816	1.03%
WestAmerica Bancorp (a)	18,800	961,620	0.84%
Wilmington Trust Corp. (a)	44,300	985,232	0.86%
OTHER SECURITIES		6,151,935	5.34%
		23,559,915
Industrial - 4.73%
Molex, Inc.	114,600	1,484,070	1.29%
Tyco Electronics, Ltd.	65,300	1,058,513	0.91%
OTHER SECURITIES		$2,907,449	2.53%
		5,450,032
Technology - 5.97%
Novellus Systems, Inc. *	123,000	1,517,820	1.31%
Total Systems Services, Inc.	92,086	1,289,204	1.12%
OTHER SECURITIES		4,063,769	3.54%
		6,870,793
Utilities - 7.25%
Mirant Corp. *	123,900	2,337,993	2.03%
NiSource, Inc.	119,900	1,315,303	1.14%
NRG Energy, Inc. * (a)	50,600	1,180,498	1.03%
Pinnacle West Capital Corp.	57,700	1,853,901	1.61%
OTHER SECURITIES		1,658,655	1.44%
		8,346,350

TOTAL COMMON STOCKS (Cost $135,594,514)		$101,972,062
CORPORATE BONDS - 1.32%
Consumer, Non-cyclical - 0.10%		116,618	0.10%
Financial - 0.73%
Prudential Financial
1.189%, due 12/15/2037 (d)	881,000	839,688	0.73%
Industrial - 0.49%		566,632	0.49%

TOTAL CORPORATE BONDS (Cost $1,451,763)		$1,522,938
CONVERTIBLE BONDS - 3.70%
Basic Materials - 1.14%
Newmont Mining Corp.
1.625%, due 07/15/2017	1,223,000	1,313,306	1.14%
Communications - 1.06%		1,219,794	1.06%
Financial - 1.50%
AngloGold Ashanti Holdings PLC, Series REGS
2.375%, due 02/27/2009	1,760,000	1,724,800	1.50%

TOTAL CONVERTIBLE BONDS (Cost $5,090,917)		$4,257,900
SHORT TERM INVESTMENTS - 13.20%
T. Rowe Price Reserve Investment Fund
1.531%	8,023,564	8,045,254	7.00%
John Hancock Cash Investment Trust, 1.2465% (b) (c)	7,151,453	7,151,453	6.20%

TOTAL SHORT TERM INVESTMENTS (Cost $15,196,706)		$15,196,706
Total Investments (Mid Value Trust) (Cost $157,333,900) - 106.78%		$122,949,606	106.78%
Liabilities in Excess of Other Assets - (6.78%)		(7,809,333)	(6.78%)
TOTAL NET ASSETS - 100.00%		$115,140,273	100.00%

The accompanying notes are an integral part of the financial statements.

Mutual Shares Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 82.03%
Bermuda - 0.63%		$2,470,825	0.63%
Canada - 0.24%		929,715	0.24%
Denmark - 1.02%		4,012,877	1.02%
France - 4.01%
Carrefour SA	93,290	3,606,070	0.92%
Pernod-Ricard SA	61,558	4,573,015	1.17%
OTHER SECURITIES		7,514,294	1.92%
		15,693,379
Germany - 5.19%
Deutsche Post AG	218,010	3,687,344	0.94%
E.ON AG	155,912	6,122,224	1.56%
Linde AG	51,461	4,319,047	1.11%
Siemens AG	61,533	4,632,416	1.19%
OTHER SECURITIES		1,545,221	0.39%
		20,306,252
Hong Kong - 0.32%		1,246,950	0.32%
Italy - 0.43%		1,685,339	0.43%
Japan - 0.77%		2,997,668	0.77%
Netherlands - 3.38%
Koninklijke (Royal) KPN NV	223,874	3,254,779	0.83%
Royal Dutch Shell PLC, A Shares	179,042	4,733,797	1.21%
OTHER SECURITIES		5,224,375	1.34%
		13,212,951
Norway - 1.23%
Orkla ASA	725,111	4,824,677	1.23%
Singapore - 0.36%		1,426,562	0.36%
South Korea - 0.55%		2,173,898	0.55%
Spain - 0.87%
Telefonica SA	151,423	3,417,870	0.87%
Sweden - 0.76%		2,963,973	0.76%
Switzerland - 3.96%
Nestle SA	194,743	7,711,456	1.97%
Novartis AG	72,537	3,632,755	0.93%
OTHER SECURITIES		4,164,122	1.06%
		15,508,333
United Kingdom - 6.04%
British American Tobacco PLC	367,887	9,597,006	2.45%
Cadbury PLC	386,150	3,412,188	0.87%
Imperial Tobacco Group PLC	314,039	8,388,279	2.15%
OTHER SECURITIES		2,249,240	0.57%
		23,646,713
United States - 52.27%
ACE, Ltd.	72,243	3,823,100	0.98%
Alexander’s, Inc., REIT*	9,783	2,493,687	0.64%
Alliance Data Systems Corp. *	65,765	3,060,045	0.78%
Altria Group, Inc.	244,254	3,678,465	0.94%
Berkshire Hathaway, Inc., Class B *	4,139	13,302,747	3.40%
Comcast Corp., Special Class A	622,369	10,051,260	2.57%
Constellation Energy Group, Inc.	125,291	3,143,551	0.80%
CVS Caremark Corp.	285,591	8,207,886	2.10%
Dell, Inc. *	428,916	4,392,100	1.12%
Dr Pepper Snapple Group, Inc.*	175,528	2,852,330	0.73%
Exelon Corp.	63,996	$3,558,818	0.91%
Genentech, Inc. *	39,227	3,252,311	0.83%
International Paper Company	290,510	3,428,018	0.88%
JPMorgan Chase & Company	102,517	3,232,361	0.83%
Kraft Foods, Inc., Class A	205,918	5,528,898	1.41%
Marathon Oil Corp.	146,170	3,999,211	1.02%
Mattel, Inc.	366,057	5,856,912	1.50%
Microsoft Corp.	383,424	7,453,764	1.90%
News Corp., Class A	701,353	6,375,299	1.63%
Qwest Communications International, Inc. (a)	1,748,561	6,364,762	1.63%
Reynolds American, Inc.	143,756	5,794,804	1.48%
The Kroger Company	168,389	4,447,153	1.14%
Time Warner, Inc.	472,733	4,755,694	1.22%
U.S. Bancorp	115,356	2,885,054	0.74%
United Technologies Corp.	74,551	3,995,934	1.02%
UST, Inc.	53,640	3,721,543	0.95%
Viacom, Inc., Class B *	168,600	3,213,516	0.82%
Weyerhaeuser Company (a)	192,457	5,891,109	1.51%
White Mountains Insurance Group, Ltd.	20,381	5,443,969	1.39%
OTHER SECURITIES		60,369,120	15.40%
		204,573,421

TOTAL COMMON STOCKS (Cost $490,333,292)		$321,091,403
PREFERRED STOCKS - 0.00%
United States - 0.00%		9	0.00%

TOTAL PREFERRED STOCKS (Cost $15,000)		$9
TERM LOANS - 1.01%
United States - 1.01%		3,965,098	1.01%

TOTAL TERM LOANS (Cost $4,414,630)		$3,965,098
CORPORATE BONDS - 0.06%
United States - 0.06%		247,537	0.06%

TOTAL CORPORATE BONDS (Cost $1,711,727)		$247,537
SPECIAL PURPOSE VEHICLES - 0.21%
United States - 0.21%		801,163	0.21% >
TOTAL SPECIAL PURPOSE VEHICLES (Cost $1,563,390)		$801,163
SHORT TERM INVESTMENTS - 21.12%
Federal Home Loan Bank Discount Notes, zero coupon due 1/5/2009 to 12/1/2009		55,274,387	14.12%
John Hancock Cash Investment Trust, 1.2465% (b) (c)	27,381,035	27,381,035	7.00%

TOTAL SHORT TERM INVESTMENTS (Cost $82,609,853)		$82,655,422

The accompanying notes are an integral part of the financial statements.

Mutual Shares Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
REPURCHASE AGREEMENTS - 3.15%
Repurchase Agreement with State Street Corp. dated 12/31/2008 at 0.00% to be repurchased at $12,317,000 on 01/02/2009, collateralized by $11,000,000 Federal National Mortgage Association, 5.00% due 04/15/2015 (valued at $12,567,500, including interest)	12,317,000	$12,317,000	3.15%

TOTAL REPURCHASE AGREEMENTS (Cost $12,317,000)		$12,317,000
Total Investments (Mutual Shares Trust) (Cost $592,964,892) - 107.58%		$421,077,632	107.58%
Liabilities in Excess of Other Assets - (7.58%)		(29,668,255)	(7.58%)
TOTAL NET ASSETS - 100.00%		$391,409,377	100.00%
The portfolio had the following five top industry concentrations as of December 31, 2008 (as a percentage of total net assets):
Tobacco		10.06%
Food & Beverages		8.55%
Insurance		5.04%
Electrical Utilities		4.48%
Cable & Television		3.76%

Natural Resources Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 97.35%
Basic Materials - 23.07%
Alumina, Ltd.	3,113,614	$3,136,913	0.85%
Anglo American PLC	167,375	3,906,046	1.06%
Anglo Platinum, Ltd.	158,399	8,944,865	2.41%
AngloGold Ashanti, Ltd., SADR	227,065	6,291,971	1.70%
ArcelorMittal (a)	163,394	4,017,858	1.09%
Barrick Gold Corp.	184,572	6,786,712	1.83%
Cameco Corp. (a)	459,178	7,920,821	2.14%
Companhia Vale Do Rio Doce, SADR	1,285,996	13,695,857	3.70%
Freeport-McMoRan Copper & Gold, Inc., Class B (a)	154,370	3,772,803	1.02%
Gold Fields, Ltd.	534,645	5,329,960	1.44%
POSCO, SADR (a)	63,200	4,755,800	1.28%
Sumitomo Metal Industries, Ltd.	1,902,000	4,698,165	1.27%
Vedanta Resources PLC	631,394	5,669,684	1.53%
Xstrata PLC	690,846	6,464,493	1.75%
		85,391,948
Energy - 74.28%
Baker Hughes, Inc.	215,300	6,904,671	1.87%
BP PLC, SADR	311,173	14,544,226	3.93%
Canadian Natural Resources, Ltd.	398,567	15,739,280	4.25%
Chesapeake Energy Corp.	453,600	7,334,712	1.98%
ConocoPhillips	82,859	4,292,096	1.16%
CONSOL Energy, Inc.	325,414	9,300,332	2.51%
Denbury Resources, Inc. *	557,800	6,091,176	1.65%
Devon Energy Corp.	79,000	5,191,090	1.40%
EnCana Corp.	373,508	17,233,711	4.65%
Eni SpA, SADR	106,100	5,073,702	1.37%
EOG Resources, Inc.	281,031	$18,711,044	5.05%
Equitable Resources, Inc. (a)	241,040	8,086,892	2.18%
Exxon Mobil Corp.	173,795	13,874,055	3.75%
Gazprom OAO, SADR	542,135	7,810,697	2.11%
Halliburton Company	278,998	5,072,184	1.37%
Lukoil Oil Company, ADR	101,673	3,212,867	0.87%
Marathon Oil Corp.	294,572	8,059,490	2.18%
Newfield Exploration Company *	198,148	3,913,423	1.06%
Noble Energy, Inc.	117,636	5,790,044	1.56%
Peabody Energy Corp.	214,700	4,884,425	1.32%
Petro-Canada	236,069	5,109,570	1.38%
Petroleo Brasileiro SA, ADR	504,504	12,355,303	3.34%
Reliance Industries, Ltd., GDR	88,483	4,568,888	1.23%
Rosneft Oil Company, GDR *	832,314	3,121,178	0.84%
Royal Dutch Shell PLC, ADR	303,431	16,063,637	4.34%
Suncor Energy, Inc.	512,686	9,850,880	2.66%
Talisman Energy, Inc.	909,302	8,971,485	2.42%
Total SA, ADR	266,438	14,734,020	3.98%
Transocean, Ltd. *	57,307	2,707,756	0.73%
Ultra Petroleum Corp. *	120,800	4,168,808	1.13%
Valero Energy Corp.	408,834	8,847,168	2.39%
XTO Energy, Inc.	379,742	13,393,500	3.62%
		275,012,310

TOTAL COMMON STOCKS (Cost $564,074,026)		$360,404,258
PREFERRED STOCKS - 0.18%
Basic Materials - 0.18%
Anglo Platinum, Ltd., 6.38% (f)	31,852	651,166	0.18%

TOTAL PREFERRED STOCKS (Cost $805,818)		$651,166
SHORT TERM INVESTMENTS - 6.41%
John Hancock Cash Investment Trust, 1.2465% (b) (c)	23,747,975	23,747,975	6.41%

TOTAL SHORT TERM INVESTMENTS (Cost $23,747,975)		$23,747,975
REPURCHASE AGREEMENTS - 2.30%
Bank of New York Tri-Party Repurchase Agreement dated 12/31/2008 at 0.080% to be repurchased at $8,500,038 on 01/02/2009, collateralized by $12,030,221 Federal Home Loan Mortgage Corp., 5.00% due 07/01/2035 (valued at $8,670,000, including interest)	8,500,000	8,500,000	2.30%

TOTAL REPURCHASE AGREEMENTS (Cost $8,500,000)		$8,500,000
Total Investments (Natural Resources Trust) (Cost $597,127,819) - 106.24%		$393,303,399	106.24%
Liabilities in Excess of Other Assets - (6.24%)		(23,109,992)	(6.24%)
TOTAL NET ASSETS - 100.00%		$370,193,407	100.00%

The accompanying notes are an integral part of the financial statements.

Optimized All Cap Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 98.75%
Basic Materials - 4.46%
Anglo American PLC, ADR	783,044	$9,098,972	0.79%
OTHER SECURITIES		42,128,389	3.67%
		51,227,361
Communications - 4.22%
AT&T, Inc.	392,464	11,185,224	0.97%
Nippon Telegraph & Telephone Corp., ADR	545,394	14,829,263	1.30%
OTHER SECURITIES		22,423,218	1.95%
		48,437,705
Consumer, Cyclical - 10.72%
Continental Airlines, Inc., Class B *	655,052	11,830,240	1.03%
Delta Air Lines, Inc. *	763,266	8,747,028	0.76%
Dollar Tree, Inc. *	438,001	18,308,442	1.60%
McDonald’s Corp.	247,960	15,420,632	1.35%
Ross Stores, Inc.	630,196	18,735,728	1.62%
OTHER SECURITIES		49,976,096	4.36%
		123,018,166
Consumer, Non-cyclical - 25.84%
Abbott Laboratories	320,287	17,093,717	1.49%
Baxter International, Inc.	311,618	16,699,609	1.47%
Celgene Corp. *	225,758	12,479,902	1.09%
Colgate-Palmolive Company	442,344	30,318,257	2.64%
Covidien, Ltd.	269,468	9,765,520	0.85%
Flowers Foods, Inc.	615,685	14,998,087	1.31%
Gilead Sciences, Inc. *	284,470	14,547,796	1.27%
Johnson & Johnson	459,176	27,472,501	2.40%
Pfizer, Inc.	1,290,378	22,852,595	1.98%
Qiagen NV * (a)	512,459	8,998,780	0.78%
St. Jude Medical, Inc. *	353,171	11,640,516	1.01%
The Coca-Cola Company	675,454	30,577,802	2.66%
Tupperware Brands Corp.	393,515	8,932,791	0.78%
Visa, Inc.	350,487	18,383,043	1.60%
OTHER SECURITIES		51,828,995	4.51%
		296,589,911
Energy - 12.58%
ConocoPhillips	342,138	17,722,748	1.54%
Exxon Mobil Corp.	309,823	24,733,170	2.15%
Noble Corp.	593,054	13,100,563	1.14%
Petro-Canada	653,623	14,307,807	1.25%
Plains Exploration & Production Company *	422,066	9,808,813	0.86%
Transocean, Ltd. *	335,048	15,831,019	1.37%
Williams Companies, Inc.	641,836	9,293,785	0.81%
OTHER SECURITIES		39,597,851	3.46%
		144,395,756
Financial - 13.68%
ACE, Ltd.	271,738	14,380,375	1.25%
Bank of America Corp.	2,131,164	30,006,789	2.61%
Charles Schwab Corp.	639,667	10,343,415	0.90%
State Street Corp.	310,070	12,195,054	1.07%
TD Ameritrade Holding Corp. *	653,618	9,314,057	0.81%
OTHER SECURITIES		80,771,793	7.04%
		157,011,483
Industrial - 9.08%
AMETEK, Inc.	440,949	$13,321,069	1.16%
Emerson Electric Company	621,524	22,753,994	1.99%
Lockheed Martin Corp.	137,635	11,572,351	1.01%
Republic Services, Inc.	520,656	12,907,062	1.12%
OTHER SECURITIES		43,597,675	3.80%
		104,152,151
Technology - 14.54%
Adobe Systems, Inc. *	644,364	13,718,510	1.20%
ANSYS, Inc. *	324,374	9,046,791	0.79%
Hewlett-Packard Company (a)	819,168	29,727,607	2.59%
International Business Machines Corp.	237,882	20,020,149	1.74%
Intuit, Inc. * (a)	384,082	9,137,311	0.80%
Nuance Communications, Inc. *	868,181	8,994,355	0.78%
Oracle Corp. *	975,777	17,300,525	1.50%
QLogic Corp. *	676,476	9,091,837	0.79%
Sybase, Inc. *	437,956	10,848,170	0.95%
OTHER SECURITIES		38,942,443	3.40%
		166,827,698
Utilities - 3.63%
Edison International	646,975	20,780,837	1.82%
OTHER SECURITIES		20,822,513	1.81%
		41,603,350

TOTAL COMMON STOCKS (Cost $1,481,925,413)		$1,133,263,581
SHORT TERM INVESTMENTS - 3.41%
John Hancock Cash Investment Trust, 1.2465% (b) (c)	39,127,750	39,127,750	3.41%

TOTAL SHORT TERM INVESTMENTS (Cost $39,127,750)		$39,127,750
REPURCHASE AGREEMENTS - 1.37%
Repurchase Agreement with State Street Corp. dated 12/31/2008 at 0.010% to be repurchased at $15,757,009 on 01/02/2009, collateralized by $11,230,000 U.S. Treasury Bonds, 4.75% due 02/15/2037 (valued at $16,076,868, including interest)	15,757,000	15,757,000	1.37%

TOTAL REPURCHASE AGREEMENTS (Cost $15,757,000)		$15,757,000
Total Investments (Optimized All Cap Trust) (Cost $1,536,810,163) - 103.53%		$1,188,148,331	103.53%
Liabilities in Excess of Other Assets - (3.53%)		(40,494,768)	(3.53%)
TOTAL NET ASSETS - 100.00%		$1,147,653,563	100.00%

Optimized Value Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 95.55%
Basic Materials - 3.78%
Praxair, Inc.	50,203	$2,980,050	0.87%

The accompanying notes are an integral part of the financial statements.

Optimized Value Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
OTHER SECURITIES		$10,036,891	2.91%
		13,016,941
Communications - 8.35%
American Tower Corp., Class A *	130,141	3,815,734	1.11%
AT&T, Inc.	290,185	8,270,273	2.40%
Embarq Corp.	248,420	8,933,182	2.58%
Time Warner, Inc.	331,427	3,334,156	0.97%
OTHER SECURITIES		4,441,758	1.29%
		28,795,103
Consumer, Cyclical - 5.99%
Continental Airlines, Inc., Class B * (a)	246,581	4,453,253	1.29%
Ross Stores, Inc.	300,361	8,929,732	2.59%
Yum! Brands, Inc.	186,993	5,890,280	1.71%
OTHER SECURITIES		1,372,529	0.40%
		20,645,794
Consumer, Non-cyclical - 21.61%
Abbott Laboratories	153,553	8,195,123	2.37%
Altria Group, Inc.	325,140	4,896,608	1.42%
Baxter International, Inc.	115,285	6,178,123	1.79%
Colgate-Palmolive Company	89,679	6,146,599	1.78%
DaVita, Inc. *	80,955	4,012,939	1.16%
Express Scripts, Inc. *	73,211	4,025,141	1.17%
Flowers Foods, Inc.	144,377	3,517,024	1.02%
Gen-Probe, Inc. *	74,024	3,171,188	0.92%
Johnson & Johnson	141,189	8,447,339	2.46%
McCormick & Company, Inc.	182,342	5,809,416	1.69%
Pfizer, Inc.	305,270	5,406,332	1.57%
Procter & Gamble Company	125,788	7,776,214	2.26%
OTHER SECURITIES		6,906,222	2.00%
		74,488,268
Energy - 17.03%
Apache Corp.	51,386	3,829,799	1.11%
Chevron Corp.	126,260	9,339,452	2.71%
ConocoPhillips	181,934	9,424,181	2.73%
Exxon Mobil Corp.	202,270	16,147,214	4.68%
Occidental Petroleum Corp.	66,234	3,973,378	1.15%
Petro-Canada	154,511	3,382,246	0.98%
Plains Exploration & Production Company *	183,395	4,262,099	1.24%
XTO Energy, Inc.	111,051	3,916,769	1.14%
OTHER SECURITIES		4,448,890	1.29%
		58,724,028
Financial - 21.40%
ACE, Ltd.	77,697	4,111,725	1.19%
American Financial Group, Inc.	175,695	4,019,902	1.17%
Arch Capital Group, Ltd. *	57,920	4,060,192	1.18%
Bank of America Corp.	310,773	4,375,684	1.27%
Bank of New York Mellon Corp.	206,674	5,855,074	1.70%
Charles Schwab Corp.	227,445	3,677,786	1.07%
JPMorgan Chase & Company	199,665	6,295,437	1.83%
State Street Corp.	125,732	4,945,040	1.43%
The Travelers Companies, Inc.	94,573	4,274,699	1.24%
Wells Fargo & Company	291,614	8,596,781	2.48%
Willis Group Holdings, Ltd.	146,005	3,632,604	1.05%
OTHER SECURITIES		$19,944,431	5.79%
		73,789,355
Industrial - 8.85%
General Electric Company	425,355	6,890,750	2.00%
Goodrich Corp.	94,130	3,484,692	1.01%
Republic Services, Inc.	242,780	6,018,517	1.74%
Stericycle, Inc. *	86,630	4,511,691	1.31%
OTHER SECURITIES		9,623,249	2.79%
		30,528,899
Technology - 3.74%
Hewlett-Packard Company (a)	83,396	3,026,440	0.87%
MasterCard, Inc., Class A (a)	25,986	3,714,179	1.08%
OTHER SECURITIES		6,150,835	1.79%
		12,891,454
Utilities - 4.80%
Dominion Resources, Inc.	150,958	5,410,335	1.57%
DPL, Inc.	249,068	5,688,713	1.65%
FirstEnergy Corp.	71,930	3,494,359	1.01%
OTHER SECURITIES		1,970,048	0.57%
		16,563,455

TOTAL COMMON STOCKS (Cost $418,393,117)		$329,443,297
SHORT TERM INVESTMENTS - 2.84%
John Hancock Cash Investment Trust, 1.2465% (b) (c)	9,807,200	9,807,200	2.84%

TOTAL SHORT TERM INVESTMENTS (Cost $9,807,200)		$9,807,200
REPURCHASE AGREEMENTS - 4.27%
Repurchase Agreement with State Street Corp. dated 12/31/2008 at 0.010% to be repurchased at $14,731,008 on 01/02/2009, collateralized by $10,500,000 U.S. Treasury Bonds, 4.75% due 02/15/2037 (valued at $15,031,800, including interest)	14,731,000	14,731,000	4.27%

TOTAL REPURCHASE AGREEMENTS (Cost $14,731,000)		$14,731,000
Total Investments (Optimized Value Trust) (Cost $442,931,317) - 102.66%		$353,981,497	102.66%
Liabilities in Excess of Other Assets - (2.66%)		(9,185,527)	(2.66%)
TOTAL NET ASSETS - 100.00%		$344,795,970	100.00%

Overseas Equity Trust
Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 94.52%
Australia - 1.79%	$5,318,669	1.79%
Austria - 0.20%	599,087	0.20%
Belgium - 0.08%	236,389	0.08%

The accompanying notes are an integral part of the financial statements.

Overseas Equity Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
Bermuda - 0.44%		$1,320,300	0.44%
Brazil - 1.31%		3,881,989	1.31%
Canada - 5.18%
Barrick Gold Corp.	76,600	2,816,581	0.96%
Suncor Energy, Inc.	126,700	2,434,446	0.82%
OTHER SECURITIES		10,122,351	3.40%
		15,373,378
Cayman Islands - 0.26%		764,550	0.26%
Chile - 0.46%		1,380,695	0.46%
China - 0.96%
China Shenhua Energy Company, Ltd.	1,130,000	2,422,560	0.82%
OTHER SECURITIES		426,676	0.14%
		2,849,236
Denmark - 0.27%		797,486	0.27%
Egypt - 0.32%		960,702	0.32%
Finland - 0.15%		457,593	0.15%
France - 11.97%
AXA Group SA	117,520	2,637,809	0.89%
BNP Paribas SA	60,992	2,632,690	0.89%
Bouygues SA	96,284	4,084,700	1.38%
Electricite de France (a)	51,100	2,972,071	1.00%
L’Oreal SA	58,864	5,137,119	1.73%
Pernod-Ricard SA	36,900	2,741,224	0.92%
Veolia Environnement SA	119,075	3,755,974	1.26%
OTHER SECURITIES		11,582,935	3.90%
		35,544,522
Germany - 2.79%
Allianz SE	32,628	3,471,641	1.17%
SAP AG	69,800	2,532,837	0.85%
OTHER SECURITIES		2,278,692	0.77%
		8,283,170
Greece - 0.18%		536,550	0.18%
Hong Kong - 2.10%		6,252,148	2.10%
India - 2.28%
DLF, Ltd.	454,443	2,623,146	0.88%
Hindustan Unilever, Ltd.	383,881	1,982,785	0.67%
OTHER SECURITIES		2,164,528	0.73%
		6,770,459
Indonesia - 0.02%		45,768	0.02%
Ireland - 0.87%
CRH PLC - London Exchange	100,500	2,583,950	0.87%
Israel - 0.42%		1,243,087	0.42%
Japan - 19.10%
AEON Company, Ltd.	189,400	1,907,391	0.64%
Fanuc, Ltd.	54,200	3,884,611	1.31%
Kansai Electric Power Company, Ltd.	64,600	1,871,202	0.63%
Nintendo Company, Ltd.	21,800	8,330,907	2.79%
NTT DoCoMo, Inc.	2,506	4,932,596	1.66%
Oracle Corp. - Japan (a)	51,500	2,230,635	0.75%
SMC Corp.	27,000	2,781,462	0.94%
SOFTBANK Corp.	358,940	6,518,777	2.18%
Tokio Marine Holdings, Inc.	141,500	4,192,562	1.41%
Trend Micro, Inc. *	84,000	$2,950,328	0.99%
OTHER SECURITIES		17,150,112	5.80%
		56,750,583
Malaysia - 0.07%		209,887	0.07%
Mexico - 6.02%
America Movil SAB de CV, Series L, ADR	131,900	4,087,581	1.38%
Grupo Financiero Inbursa SA de CV	1,139,535	2,674,289	0.90%
Telefonos de Mexico SA de CV, Class L, ADR (a)	255,011	5,339,930	1.79%
Telmex Internacional SAB de CV, ADR	204,011	2,317,565	0.78%
Wal-Mart de Mexico SA de CV, Series V	1,005,000	2,685,128	0.90%
OTHER SECURITIES		788,562	0.27%
		17,893,055
Netherlands - 5.57%
Koninklijke (Royal) KPN NV	428,500	6,229,722	2.10%
Koninklijke Ahold NV	191,240	2,356,634	0.79%
Royal Dutch Shell PLC, A Shares	118,141	3,123,600	1.05%
Unilever NV	199,300	4,830,628	1.63%
		16,540,584
Norway - 0.49%		1,453,846	0.49%
Poland - 0.11%		331,890	0.11%
Russia - 0.23%		682,299	0.23%
Singapore - 0.15%		455,414	0.15%
South Africa - 1.08%		3,195,337	1.08%
South Korea - 1.35%
Samsung Electronics Company, Ltd.	6,473	2,359,992	0.80%
OTHER SECURITIES		1,657,719	0.55%
		4,017,711
Spain - 2.66%
Banco Bilbao Vizcaya Argentaria SA	523,300	6,483,885	2.19%
OTHER SECURITIES		1,403,925	0.47%
		7,887,810
Sweden - 2.78%
Ericsson (LM), Series B	774,400	6,037,125	2.04%
OTHER SECURITIES		2,221,162	0.74%
		8,258,287
Switzerland - 7.93%
Holcim, Ltd.	41,704	2,413,830	0.81%
Nestle SA	120,374	4,766,583	1.60%
Roche Holdings AG - Genusschein	64,896	10,047,010	3.37%
OTHER SECURITIES		6,339,138	2.15%
		23,566,561
Taiwan - 1.97%
Taiwan Semiconductor Manufacturing Company, Ltd., SADR	418,666	3,307,461	1.12%
OTHER SECURITIES		2,539,781	0.85%
		5,847,242
Thailand - 0.34%		1,016,029	0.34%

The accompanying notes are an integral part of the financial statements.

Overseas Equity Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
United Kingdom - 12.27%
BG Group PLC	236,800	$3,277,679	1.10%
BP PLC	695,992	5,372,656	1.81%
Imperial Tobacco Group PLC	99,800	2,665,753	0.90%
SABMiller PLC	371,300	6,235,173	2.09%
Smiths Group PLC	191,900	2,465,904	0.83%
Tesco PLC	539,300	2,808,145	0.95%
United Utilities Group PLC	335,829	3,049,330	1.03%
OTHER SECURITIES		10,569,154	3.56%
		36,443,794
United States - 0.35%		1,028,921	0.35%

TOTAL COMMON STOCKS (Cost $383,534,284)		$280,778,978
PREFERRED STOCKS - 0.17%
Brazil - 0.17%		497,480	0.17%

TOTAL PREFERRED STOCKS (Cost $764,038)		$497,480
CONVERTIBLE BONDS - 0.10%
South Africa - 0.10%		296,917	0.10%

TOTAL CONVERTIBLE BONDS (Cost $246,523)		$296,917
SHORT TERM INVESTMENTS -2.70%
John Hancock Cash Investment Trust, 1.2465% (b) (c)	8,034,680	8,034,680	2.70%

TOTAL SHORT TERM INVESTMENTS (Cost $8,034,680)		$8,034,680
REPURCHASE AGREEMENTS - 4.26%
Repurchase Agreement with State Street Corp. dated 12/31/2008 at 0.00% to be repurchased at $12,657,000 on 01/02/2009, collateralized by $10,920,000 Federal Home Loan Bank, 5.125% due 03/14/2036 (valued at $12,912,900, including interest)	12,657,000	12,657,000	4.26%

TOTAL REPURCHASE AGREEMENTS (Cost $12,657,000)		$12,657,000
Total Investments (Overseas Equity Trust) (Cost $405,236,525) - 101.75%		$302,265,055	101.75%
Liabilities in Excess of Other Assets - (1.75%)		(5,204,544)	(1.75%)
TOTAL NET ASSETS - 100.00%		$297,060,511	100.00%
The portfolio had the following five top industry concentrations as of December 31, 2008 (as a percentage of total net assets):
Telecommunications Equipment & Services		9.22%
Food & Beverages		5.38%
Banking		4.97%
Pharmaceuticals		4.40%
Insurance		4.37%

Pacific Rim Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 96.58%
Australia - 10.31%
BHP Billiton, Ltd.	91,275	$1,939,061	2.46%
CSL, Ltd.	47,459	1,119,171	1.42%
QBE Insurance Group, Ltd.	51,140	924,269	1.17%
OTHER SECURITIES		4,156,445	5.26%
		8,138,946
China - 5.09%
Industrial & Commercial Bank of China, Ltd.	2,300,000	1,221,107	1.55%
PetroChina Company, Ltd., Class H	682,000	606,063	0.77%
OTHER SECURITIES		2,189,936	2.77%
		4,017,106
Hong Kong - 8.23%
China Mobile, Ltd.	93,000	943,588	1.20%
CNOOC, Ltd.	696,000	662,018	0.84%
OTHER SECURITIES		4,890,345	6.19%
		6,495,951
Japan - 55.32%
Ajinomoto Company, Inc.	150,000	1,637,116	2.07%
Asahi Glass Company, Ltd.	117,130	667,677	0.85%
Canon, Inc.	19,850	628,938	0.80%
Chiba Bank, Ltd.	118,690	742,269	0.94%
Credit Saison Company, Ltd.	44,980	624,423	0.79%
Daiwa Securities Group, Inc.	115,330	692,363	0.88%
East Japan Railway Company	153	1,214,714	1.54%
Honda Motor Company, Ltd.	69,190	1,473,655	1.87%
JSR Corp.	60,900	685,141	0.87%
Kao Corp.	44,850	1,362,333	1.73%
KDDI Corp.	324	2,313,454	2.93%
Keyence Corp.	3,510	721,347	0.91%
Kissei Pharmaceutical Company, Ltd.	28,490	882,379	1.12%
Komatsu, Ltd.	82,400	1,051,136	1.33%
Mitsubishi Corp.	87,270	1,236,097	1.56%
Mitsubishi Estate Company, Ltd.	82,090	1,356,035	1.72%
Mitsubishi Materials Corp.	273,230	691,570	0.88%
Mitsubishi UFJ Lease & Finance Company, Ltd.	24,450	623,134	0.79%
Mitsui O.S.K. Lines, Ltd.	125,510	775,687	0.98%
Mitsui Sumitomo Insurance Group Holdings, Inc. *	51,100	1,625,040	2.06%
Mizuho Financial Group, Inc.	210	607,517	0.77%
Murata Manufacturing Company, Ltd.	33,690	1,321,032	1.67%
Nintendo Company, Ltd.	1,690	645,836	0.82%
Nippon Telegraph & Telephone Corp.	118	638,310	0.81%
Sekisui Chemical Company, Ltd.	92,500	577,484	0.73%
Seven & I Holdings Company, Ltd.	53,950	1,854,345	2.34%
Sumitomo Electric Industries, Ltd.	106,720	826,141	1.05%
Sumitomo Mitsui Financial Group, Inc.	255	1,049,879	1.33%
Sumitomo Trust & Banking Company, Ltd.	134,840	797,072	1.01%
Takashimaya Company, Ltd.	83,050	631,173	0.80%
Takeda Pharmaceutical Company, Ltd.	44,312	2,309,641	2.92%
The Bank of Yokohama, Ltd.	184,010	1,085,433	1.37%
Tokio Marine Holdings, Inc.	24,540	727,106	0.92%
Tokuyama Corp.	100,580	852,755	1.08%
Tokyo Electron, Ltd.	17,070	600,925	0.76%
Toyota Motor Corp.	25,370	838,690	1.06%

The accompanying notes are an integral part of the financial statements.

Pacific Rim Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Japan (continued)
Yokogawa Electric Corp.	98,570	$648,673	0.82%
OTHER SECURITIES		6,663,045	8.44%
		43,679,565
Malaysia - 2.16%		1,707,795	2.16%
Singapore - 2.36%
SembCorp Industries, Ltd.	375,000	611,747	0.77%
OTHER SECURITIES		1,252,509	1.59%
		1,864,256
South Korea - 7.08%
KT&G Corp.	11,000	695,789	0.88%
Samsung Electronics Company, Ltd.	2,340	853,141	1.08%
OTHER SECURITIES		4,041,766	5.12%
		5,590,696
Taiwan - 4.89%
Taiwan Cellular Corp.	612,000	910,674	1.15%
OTHER SECURITIES		2,953,700	3.74%
		3,864,374
Thailand - 1.14%		900,019	1.14%

TOTAL COMMON STOCKS (Cost $102,687,413)		$76,258,708
WARRANTS - 0.00%
Malaysia - 0.00%		2,098	0.00%

TOTAL WARRANTS (Cost $0)		$2,098
SHORT TERM INVESTMENTS - 0.86%
John Hancock Cash Investment Trust, 1.2465% (b) (c)	679,800	679,800	0.86%

TOTAL SHORT TERM INVESTMENTS (Cost $679,800)		$679,800
REPURCHASE AGREEMENTS - 2.63%
Repurchase Agreement with State Street Corp. dated 12/31/2008 at 0.010% to be repurchased at $2,078,000 on 01/02/2009, collateralized by $1,485,000 U.S. Treasury Bonds, 4.75% due 02/15/2037 (valued at $2,125,926, including interest)	2,078,000	2,078,000	2.63%

TOTAL REPURCHASE AGREEMENTS (Cost $2,078,000)		$2,078,000
Total Investments (Pacific Rim Trust) (Cost $105,445,213) - 100.07%		$79,018,606	100.07%
Liabilities in Excess of Other Assets - (0.07%)		(55,371)	(0.07%)
TOTAL NET ASSETS - 100.00%		$78,963,235	100.00%
The portfolio had the following five top industry concentrations as of December 31, 2008 (as a percentage of total net assets):
Banking		8.49%
Financial Services		7.27%
Holdings Companies/Conglomerates		6.15%
Real Estate		4.86%
Telecommunications Equipment & Services		4.85%

Real Estate Equity Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 93.41%
Basic Materials - 1.31%
Plum Creek Timber Company, Inc.	72,900	$2,532,546	1.31%
Consumer, Cyclical - 3.31%
Gaylord Entertainment Company * (a)	108,100	1,171,804	0.61%
Marriott International, Inc., Class A	268,600	5,224,270	2.70%
		6,396,074
Financial - 88.79%
Alexandria Real Estate Equities, Inc., REIT	44,800	2,703,232	1.40%
AMB Property Corp., REIT (a)	223,660	5,238,117	2.71%
Avalon Bay Communities, Inc., REIT	122,180	7,401,664	3.83%
Boston Properties, Inc., REIT	104,130	5,727,150	2.96%
BRE Properties, Inc., Class A, REIT	219,030	6,128,459	3.17%
Brookfield Properties Corp.	358,550	2,771,592	1.43%
Camden Property Trust, REIT	208,100	6,521,854	3.37%
CBL & Associates Properties, Inc., REIT (a)	536,400	3,486,600	1.80%
Cousins Properties, Inc., REIT (a)	162,100	2,245,085	1.16%
DCT Industrial Trust, Inc., REIT	637,700	3,226,762	1.67%
Douglas Emmett, Inc., REIT	349,700	4,567,082	2.36%
EastGroup Properties, Inc., REIT (a)	111,500	3,967,170	2.05%
Equity One, Inc., REIT (a)	402,800	7,129,560	3.69%
Equity Residential, REIT	306,110	9,128,200	4.72%
Essex Property Trust, Inc., REIT	81,180	6,230,565	3.22%
Federal Realty Investment Trust, REIT	92,210	5,724,397	2.96%
Highwoods Properties, Inc., REIT	107,700	2,946,672	1.52%
Host Hotels & Resorts, Inc., REIT	552,190	4,180,078	2.16%
Kilroy Realty Corp., REIT	164,020	5,488,109	2.84%
Kimco Realty Corp., REIT (a)	417,100	7,624,588	3.94%
LaSalle Hotel Properties, REIT (a)	268,270	2,964,384	1.53%
Macerich Company, REIT (a)	332,630	6,040,561	3.12%
Mack-California Realty Corp., REIT	95,050	2,328,725	1.20%
Post Properties, Inc., REIT	133,100	2,196,150	1.14%
ProLogis, REIT	160,190	2,225,039	1.15%
Public Storage, Inc., REIT	77,980	6,199,410	3.20%
Regency Centers Corp., REIT	212,440	9,920,948	5.13%
Simon Property Group, Inc., REIT	282,180	14,992,223	7.74%
SL Green Realty Corp., REIT	145,020	3,756,018	1.94%
The St. Joe Company *	50,900	1,237,888	0.64%
Vornado Realty Trust, REIT	167,200	10,090,520	5.21%
Weingarten Realty Investors, REIT (a)	357,800	7,402,882	3.83%
		171,791,684

TOTAL COMMON STOCKS (Cost $251,783,705)		$180,720,304
CONVERTIBLE BONDS - 4.65%
Financial - 4.65%
Boston Properties LP
2.875%, due 02/15/2037	1,278,000	1,003,316	0.52%
General Growth Properties LP
3.980%, due 04/15/2027 (e)	10,719,000	964,719	0.50%
Kilroy Realty LP
3.250%, due 04/15/2012 (e)	3,060,000	1,975,995	1.03%
Macerich Company
3.250%, due 03/15/2012 (e)	2,101,000	1,050,523	0.54%
ProLogis
2.250%, due 04/01/2037	3,298,000	1,523,092	0.79%
SL Green Realty Corp.
3.000%, due 03/30/2027 (e)	2,408,000	1,418,757	0.73%

The accompanying notes are an integral part of the financial statements.

Real Estate Equity Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
CONVERTIBLE BONDS (continued)
Financial (continued)
Vornado Realty Trust
3.625%, due 11/15/2026	1,321,000	$1,052,177	0.54%
		8,988,579

TOTAL CONVERTIBLE BONDS (Cost $17,113,205)		$8,988,579
SHORT TERM INVESTMENTS - 18.62%
T. Rowe Price Reserve Investment Fund
1.531%, due	1,815,257	1,815,257	0.93%
John Hancock Cash Investment Trust, 1.2465% (b) (c)	34,206,646	34,206,646	17.69%

TOTAL SHORT TERM INVESTMENTS (Cost $36,021,903)		$36,021,903
Total Investments (Real Estate Equity Trust) (Cost $304,918,813) - 116.68%		$225,730,786	116.68%
Liabilities in Excess of Other Assets - (16.68%)		(32,264,736)	(16.68%)
TOTAL NET ASSETS - 100.00%		$193,466,050	100.00%

Real Estate Securities Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 98.78%
Financial - 98.78%
AMB Property Corp., REIT	178,550	$4,181,641	1.38%
American Campus Communities, Inc., REIT	291,950	5,979,136	1.97%
Avalon Bay Communities, Inc., REIT	318,674	19,305,271	6.36%
BioMed Realty Trust, Inc., REIT	376,350	4,410,822	1.45%
Boston Properties, Inc., REIT	211,250	11,618,750	3.83%
BRE Properties, Inc., Class A, REIT	213,690	5,979,046	1.97%
Camden Property Trust, REIT	140,450	4,401,703	1.45%
Cogdell Spencer, Inc., REIT	101,600	950,976	0.31%
DCT Industrial Trust, Inc., REIT	603,450	3,053,457	1.01%
Digital Realty Trust, Inc., REIT (a)	347,879	11,427,825	3.77%
DuPont Fabros Technology, Inc., REIT	356,450	737,852	0.24%
Entertainment Properties Trust, REIT	109,744	3,270,371	1.08%
Equity Lifestyle Properties, Inc., REIT	174,478	6,692,976	2.21%
Equity Residential, REIT	494,284	14,739,549	4.86%
Extra Space Storage, Inc., REIT	371,550	3,834,396	1.26%
Federal Realty Investment Trust, REIT	201,533	12,511,169	4.12%
HCP, Inc., REIT	120,500	3,346,285	1.10%
Hospitality Properties Trust, REIT	83,600	1,243,132	0.41%
Host Hotels & Resorts, Inc., REIT	756,794	5,728,931	1.89%
Kilroy Realty Corp., REIT	89,300	2,987,978	0.98%
Kite Realty Group Trust, REIT	404,050	2,246,518	0.74%
Liberty Property Trust, REIT	254,000	5,798,820	1.91%
LTC Properties, Inc., REIT	244,285	4,954,100	1.63%
Macerich Company, REIT (a)	113,820	2,066,971	0.68%
Medical Properties Trust, Inc., REIT (a)	550,850	3,475,864	1.15%
Nationwide Health Properties, Inc., REIT	408,058	11,719,426	3.86%
OMEGA Healthcare Investors, Inc., REIT	193,300	3,087,001	1.02%
Post Properties, Inc., REIT	273,800	$4,517,700	1.49%
ProLogis, REIT	319,950	4,444,106	1.46%
Public Storage, Inc., REIT	314,730	25,021,034	8.24%
Regency Centers Corp., REIT	352,022	16,439,427	5.42%
Saul Centers, Inc., REIT	66,450	2,624,775	0.86%
Senior Housing Properties Trust, REIT	545,050	9,767,296	3.22%
Simon Property Group, Inc., REIT	527,379	28,019,645	9.24%
SL Green Realty Corp., REIT	172,100	4,457,390	1.47%
Taubman Centers, Inc., REIT	138,850	3,535,121	1.16%
Ventas, Inc., REIT	517,095	17,358,879	5.72%
Vornado Realty Trust, REIT	395,250	23,853,338	7.86%
		299,788,677

TOTAL COMMON STOCKS (Cost $412,469,212)		$299,788,677
SHORT TERM INVESTMENTS - 3.12%
John Hancock Cash Investment Trust, 1.2465% (b) (c)	9,468,100	9,468,100	3.12%

TOTAL SHORT TERM INVESTMENTS (Cost $9,468,100)		$9,468,100
REPURCHASE AGREEMENTS - 2.29%
Repurchase Agreement with State Street Corp. dated 12/31/2008 at 0.00% to be repurchased at $6,953,000 on 01/02/2009, collateralized by $7,230,000 Federal National Mortgage Association, 5.57% due 06/30/2028 (valued at $7,094,438, including interest)	6,953,000	6,953,000	2.29%

TOTAL REPURCHASE AGREEMENTS (Cost $6,953,000)		$6,953,000
Total Investments (Real Estate Securities Trust) (Cost $428,890,312) - 104.19%		$316,209,777	104.19%
Liabilities in Excess of Other Assets - (4.19%)		(12,727,635)	(4.19%)
TOTAL NET ASSETS - 100.00%		$303,482,142	100.00%

Science & Technology Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 96.46%
Basic Materials - 0.49%
Monsanto Company	12,885	$906,460	0.49%
Communications - 29.08%
American Tower Corp., Class A *	79,005	2,316,427	1.26%
Ciena Corp. *	168,700	1,130,290	0.61%
Cisco Systems, Inc. *	589,685	9,611,865	5.23%
Comcast Corp., Class A	118,430	1,999,099	1.08%
DIRECTV Group, Inc. *	59,164	1,355,447	0.74%
Google, Inc., Class A *	30,325	9,329,486	5.07%
Juniper Networks, Inc. *	306,607	5,368,689	2.92%
McAfee, Inc. *	118,540	4,097,928	2.22%
Netease.com, Inc., ADR *	51,765	1,144,007	0.63%
Nokia Oyj, SADR	131,400	2,049,840	1.11%

The accompanying notes are an integral part of the financial statements.

Science & Technology Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
QUALCOMM, Inc.	242,760	$8,698,090	4.73%
OTHER SECURITIES		6,407,097	3.48%
		53,508,265
Consumer, Cyclical - 4.99%
GameStop Corp., Class A *	62,000	1,342,920	0.73%
Nintendo Company, Ltd.	19,508	7,455,014	4.05%
OTHER SECURITIES		385,236	0.21%
		9,183,170
Consumer, Non-cyclical - 1.97%
Accenture, Ltd., Class A	94,125	3,086,359	1.68%
OTHER SECURITIES		533,478	0.29%
		3,619,837
Energy - 0.16%		290,485	0.16%
Industrial - 3.22%
ABB, Ltd. *	78,765	1,201,177	0.65%
Avnet, Inc. *	85,400	1,555,134	0.84%
KLA-Tencor Corp.	66,500	1,449,035	0.79%
Tyco Electronics, Ltd.	68,425	1,109,169	0.60%
OTHER SECURITIES		615,653	0.34%
		5,930,168
Investment Companies - 0.64%		1,178,786	0.64%
Technology - 55.91%
Adobe Systems, Inc. *	72,292	1,539,097	0.84%
Altera Corp. (a)	235,000	3,926,849	2.14%
Analog Devices, Inc.	215,410	4,097,098	2.23%
Apple, Inc. *	112,915	9,637,295	5.24%
ASML Holding NV (a)	97,350	1,759,115	0.96%
Autodesk, Inc. *	128,100	2,517,165	1.37%
BMC Software, Inc. *	37,975	1,021,907	0.56%
Broadcom Corp., Class A *	157,100	2,665,987	1.45%
CA, Inc.	69,040	1,279,311	0.70%
Citrix Systems, Inc. *	65,200	1,536,764	0.84%
Cognizant Technology Solutions Corp., Class A *	103,525	1,869,662	1.02%
Electronic Arts, Inc. *	166,386	2,668,831	1.45%
EMC Corp. *	326,300	3,416,361	1.85%
Hewlett-Packard Company (a)	168,675	6,121,215	3.33%
Intel Corp.	278,795	4,087,135	2.22%
International Business Machines Corp.	59,960	5,046,233	2.74%
Marvell Technology Group, Ltd. *	269,300	1,796,231	0.98%
Maxim Integrated Products, Inc.	196,900	2,248,598	1.22%
Microchip Technology, Inc.	65,400	1,277,262	0.69%
Microsoft Corp.	604,240	11,746,426	6.38%
NetApp, Inc. *	195,770	2,734,907	1.49%
Oracle Corp. *	252,135	4,470,354	2.43%
PMC-Sierra, Inc. *	262,800	1,277,208	0.69%
Red Hat, Inc. *	172,200	2,276,484	1.24%
Research In Motion, Ltd. *	51,510	2,090,276	1.13%
Riverbed Technology, Inc. *	212,020	2,414,908	1.31%
Salesforce.com, Inc. *	91,440	2,926,994	1.59%
Xilinx, Inc.	119,600	2,131,272	1.16%
OTHER SECURITIES		12,309,972	6.66%
		102,890,917

TOTAL COMMON STOCKS (Cost $258,998,751)		$177,508,088
SHORT TERM INVESTMENTS - 7.35%
T. Rowe Price Reserve Investment Fund
1.531%	6,570,178	$6,570,178	3.56%
John Hancock Cash Investment Trust, 1.2465% (b) (c)	6,947,975	6,947,975	3.79%

TOTAL SHORT TERM INVESTMENTS (Cost $13,518,153)		$13,518,153
REPURCHASE AGREEMENTS - 1.86%
Repurchase Agreement with State Street Corp. dated 12/31/2008 at 0.00% to be repurchased at $3,421,000 on 01/02/2009, collateralized by $3,455,000 Federal Home Loan Mortgage Corp., 5.00% due 04/16/2018 (valued at $3,493,869, including interest)	3,421,000	3,421,000	1.86%

TOTAL REPURCHASE AGREEMENTS (Cost $3,421,000)		$3,421,000
Total Investments (Science & Technology Trust) (Cost $275,937,904) - 105.67%		$194,447,241	105.67%
Liabilities in Excess of Other Assets - (5.67%)		(10,427,503)	(5.67%)
TOTAL NET ASSETS - 100.00%		$184,019,738	100.00%

Small Cap Growth Trust
	Shares or Principal Amount	Value	% of Net Assets
INVESTMENT COMPANIES - 1.87%
Investment Companies - 1.87%
iShares Russell 2000 Growth Index Fund	87,700	$4,460,422	1.87%

TOTAL INVESTMENT COMPANIES (Cost $4,371,332)		$4,460,422
COMMON STOCKS - 97.17%
Basic Materials - 2.21%
FMC Corp.	53,062	2,373,463	0.99%
OTHER SECURITIES		2,907,110	1.22%
		5,280,573
Communications - 10.22%
Equinix, Inc. *	61,480	3,270,121	1.37%
McAfee, Inc. *	117,260	4,053,678	1.70%
MetroPCS Communications, Inc. *	311,790	4,630,082	1.94%
Netease.com, Inc., ADR *	196,190	4,335,798	1.80%
NICE Systems, Ltd., ADR *	122,860	2,760,664	1.16%
OTHER SECURITIES		5,391,420	2.25%
		24,441,763
Consumer, Cyclical - 13.75%
Advance Auto Parts, Inc.	113,460	3,817,929	1.60%
Allegiant Travel Company * (a)	51,030	2,478,527	1.04%

The accompanying notes are an integral part of the financial statements.

Small Cap Growth Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
BJ’s Wholesale Club, Inc. * (a)	116,140	$3,978,956	1.65%
Burger King Holdings, Inc.	134,580	3,213,770	1.34%
GameStop Corp., Class A *	109,050	2,362,023	0.99%
Marvel Entertainment, Inc. *	102,250	3,144,188	1.32%
Pool Corp.	127,517	2,291,480	0.96%
OTHER SECURITIES		11,578,282	4.85%
		32,865,155
Consumer, Non-cyclical - 26.72%
Auxilium Pharmaceuticals, Inc. *	101,470	2,885,806	1.21%
Celera Corp. *	225,990	2,515,269	1.05%
Healthsouth Corp. * (a)	452,400	4,958,304	2.07%
ICON PLC, SADR *	157,900	3,109,051	1.30%
Interactive Data Corp.	147,982	3,649,236	1.53%
ITT Educational Services, Inc. *	28,010	2,660,390	1.11%
Jarden Corp. * (a)	285,880	3,287,620	1.38%
Perrigo Company	106,110	3,428,414	1.43%
Pharmaceutical Product Development, Inc.	123,830	3,592,308	1.51%
Ralcorp Holdings, Inc. *	42,137	2,460,801	1.03%
Tetra Tech, Inc. *	140,040	3,381,966	1.41%
Volcano Corp. *	206,000	3,090,000	1.29%
OTHER SECURITIES		24,838,162	10.40%
		63,857,327
Diversified - 1.49%
Liberty Acquisition Holdings Corp. * (a)	427,060	3,565,951	1.49%
Energy - 5.93%
Arena Resources, Inc. *	83,230	2,337,931	0.98%
Covanta Holding Corp. *	185,570	4,075,117	1.70%
OTHER SECURITIES		7,761,457	3.25%
		14,174,505
Financial - 7.51%
Allied World Assurance Holdings, Ltd.	111,670	4,533,802	1.91%
Arch Capital Group, Ltd. *	32,500	2,278,250	0.95%
Axis Capital Holdings, Ltd.	76,640	2,231,757	0.93%
W.R. Berkley Corp.	74,673	2,314,863	0.97%
OTHER SECURITIES		6,598,307	2.75%
		17,956,979
Industrial - 17.72%
Aecom Technology Corp. *	216,550	6,654,581	2.78%
American Ecology Corp.	148,890	3,012,045	1.26%
FLIR Systems, Inc. * (a)	133,080	4,082,894	1.71%
Hub Group, Inc., Class A *	94,766	2,514,142	1.05%
Itron, Inc. * (a)	42,882	2,733,299	1.14%
Snap-on, Inc.	93,520	3,682,818	1.54%
Teledyne Technologies, Inc. *	71,904	3,203,323	1.34%
Waste Connections, Inc. *	110,465	3,487,380	1.46%
OTHER SECURITIES		12,998,439	5.44%
		42,368,921
Technology - 10.84%
CACI International, Inc., Class A * (a)	78,450	3,537,311	1.48%
FactSet Research Systems, Inc. (a)	66,927	2,960,851	1.24%
NCR Corp. *	166,910	2,360,107	0.99%
ON Semiconductor Corp. *	712,780	2,423,452	1.02%
Red Hat, Inc. *	225,940	2,986,927	1.25%
Skyworks Solutions, Inc. *	420,150	$2,327,631	0.97%
Solera Holdings, Inc. *	235,640	5,678,923	2.37%
OTHER SECURITIES		3,633,711	1.52%
		25,908,913
Utilities - 0.78%		1,871,793	0.78%

TOTAL COMMON STOCKS (Cost $269,048,274)		$232,291,880
CONVERTIBLE BONDS - 0.03%
Energy - 0.03%		68,750	0.03%

TOTAL CONVERTIBLE BONDS (Cost $93,283)		$68,750
SHORT TERM INVESTMENTS - 10.75%
John Hancock Cash Investment Trust, 1.2465% (b) (c)	25,699,773	25,699,773	10.75%

TOTAL SHORT TERM INVESTMENTS (Cost $25,699,773)		$25,699,773
REPURCHASE AGREEMENTS - 3.39%
Repurchase Agreement with State Street Corp. dated 12/31/2008 at 0.00% to be repurchased at $8,101,000 on 01/02/2009, collateralized by $8,115,000 Federal Home Loan Mortgage Corp., 4.25% due 02/13/2013 (valued at $8,267,156, including interest)	8,101,000	8,101,000	3.39%

TOTAL REPURCHASE AGREEMENTS (Cost $8,101,000)		$8,101,000
Total Investments (Small Cap Growth Trust) (Cost $307,313,662) - 113.21%		$270,621,825	113.21%
Liabilities in Excess of Other Assets - (13.21%)		(31,580,287)	(13.21%)
TOTAL NET ASSETS - 100.00%		$239,041,538	100.00%

Small Cap Intrinsic Value Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 94.37%
Basic Materials - 7.79%
FNX Mining Company, Inc. *	167,644	$412,829	0.97%
Gammon Gold, Inc. *	280,908	1,536,567	3.63%
Minefinders Corp., Ltd. *	140,650	724,348	1.71%
Sherritt International Corp. *	109,614	280,583	0.66%
Solutia, Inc. *	65,138	293,121	0.69%
OTHER SECURITIES		55,506	0.13%
		3,302,954
Communications - 22.18%
DG Fastchannel, Inc. * (a)	142,615	1,779,835	4.20%
EchoStar Corp. *	87,927	1,307,475	3.08%
MRV Communications, Inc. *	1,477,631	1,137,776	2.68%
RADVision, Ltd. *	22,359	120,515	0.28%
RealNetworks, Inc. *	448,856	1,584,462	3.74%

The accompanying notes are an integral part of the financial statements.

Small Cap Intrinsic Value Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
Sirius XM Radio, Inc. *	852,769	$102,332	0.24%
The Knot, Inc. *	405,854	3,376,705	7.96%
		9,409,100
Consumer, Cyclical - 10.22%
Carrols Restaurant Group, Inc. *	443,000	1,196,100	2.82%
Core-Mark Holding Company, Inc. *	69,984	1,506,056	3.55%
Daphne International Holdings, Ltd.	2,676,785	437,868	1.03%
Domino’s Pizza, Inc. *	48,347	227,714	0.54%
Joe’s Jeans, Inc. *	1,137,000	397,950	0.94%
Melco Crown Entertainment, Ltd., ADR * (a)	148,241	469,924	1.10%
Pinnacle Airlines Corp. *	58,939	100,196	0.24%
		4,335,808
Consumer, Non-cyclical - 22.05%
American Oriental Bioengineering, Inc. * (a)	307,197	2,085,867	4.92%
Brazil Ethanol, Inc. *	37,138	72,853	0.17%
Coinstar, Inc. *	35,873	699,882	1.65%
Drugstore.com, Inc. *	271,320	336,437	0.79%
Kinetic Concepts, Inc. * (a)	22,183	425,470	1.00%
Lender Processing Services, Inc.	36,842	1,084,997	2.56%
Novabay Pharmaceuticals, Inc. * (a)	160,556	163,767	0.39%
Seaboard Corp.	1,777	2,121,738	5.00%
Shutterfly, Inc. * (a)	68,640	479,793	1.13%
Wright Express Corp. *	149,606	1,885,036	4.44%
		9,355,840
Energy - 6.06%
Atwood Oceanics, Inc. *	32,065	489,953	1.16%
Plains Exploration & Production Company *	14,791	343,743	0.81%
Southern Union Company	58,000	756,320	1.78%
TXCO Resources, Inc. *	251,035	374,042	0.88%
Warren Resources, Inc. *	304,340	605,637	1.43%
		2,569,695
Financial - 12.41%
BGC Partners, Inc.	100,948	278,616	0.66%
Broadridge Financial Solutions, Inc.	38,105	477,837	1.13%
eHealth, Inc. *	141,500	1,879,120	4.43%
Northeast Community Bancorp, Inc.	138,000	957,720	2.26%
Tradestation Group, Inc. *	252,850	1,630,883	3.84%
OTHER SECURITIES		38,877	0.09%
		5,263,053
Industrial - 4.24%
Ameron International Corp.	11,917	749,818	1.77%
Brinks Company	39,084	1,050,578	2.47%
		1,800,396
Real Estate - 2.30%
PICO Holdings, Inc. *	36,650	974,157	2.30%
Technology - 7.12%
Aspen Technology, Inc. *	82,851	614,754	1.45%
Brocade Communications Systems, Inc. *	376,499	1,054,197	2.49%
Descartes Systems Group, Inc. *	342,303	987,120	2.32%
Kopin Corp. *	179,176	365,519	0.86%
		3,021,590

TOTAL COMMON STOCKS (Cost $85,933,642)		$40,032,593
WARRANTS - 0.10%
Consumer, Non-cyclical - 0.10%		$41,310	0.10%

TOTAL WARRANTS (Cost $303,459)		$41,310
SHORT TERM INVESTMENTS - 12.99%
U.S. Treasury Bills
zero coupon, due 06/11/2009	510,000	509,578	1.20%
zero coupon, due 06/18/2009	1,700,000	1,699,127	3.99%
John Hancock Cash Investment Trust, 1.2465% (b) (c)	3,315,075	3,315,075	7.80%

TOTAL SHORT TERM INVESTMENTS (Cost $5,523,780)		$5,523,780
REPURCHASE AGREEMENTS - 0.36%
Repurchase Agreement with State Street Corp. dated 12/31/2008 at 0.00% to be repurchased at $153,000 on 01/02/2009, collateralized by $155,000 Federal National Mortgage Association, 3.53% due 08/25/2010 (valued at $159,456, including interest)	153,000	153,000	0.36%

TOTAL REPURCHASE AGREEMENTS (Cost $153,000)		$153,000
Total Investments (Small Cap Intrinsic Value Trust) (Cost $91,913,881) - 107.85%		$45,750,683	107.85%
Liabilities in Excess of Other Assets - (7.85%)		(3,329,377)	(7.85%)
TOTAL NET ASSETS - 100.00%		$42,421,306	100.00%

Small Cap Opportunities Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 97.80%
Basic Materials - 3.93%
Compass Minerals International, Inc.	15,052	$882,950	0.61%
OTHER SECURITIES		4,814,361	3.32%
		5,697,311
Communications - 8.58%
Alaska Communications Systems Group, Inc.	102,472	961,187	0.66%
Ariba, Inc. *	135,369	976,010	0.68%
Arris Group, Inc. *	163,381	1,298,879	0.90%
Comtech Telecommunications Corp. *	24,721	1,132,717	0.78%
World Wrestling Entertainment, Inc., Class A	79,332	878,998	0.60%
OTHER SECURITIES		7,180,242	4.96%
		12,428,033
Consumer, Cyclical - 13.74%
Allegiant Travel Company *	18,752	910,785	0.62%
Citi Trends, Inc. *	65,570	965,191	0.67%

The accompanying notes are an integral part of the financial statements.

Small Cap Opportunities Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
Pantry, Inc. *	52,367	$1,123,273	0.78%
Sonic Corp. *	74,734	909,514	0.64%
OTHER SECURITIES		15,996,491	11.03%
		19,905,254
Consumer, Non-cyclical - 17.24%
ABM Industries, Inc.	57,543	1,096,195	0.76%
Alberto-Culver Company	54,134	1,326,824	0.91%
Bio-Rad Laboratories, Inc., Class A *	12,658	953,274	0.66%
Capella Education Company *	19,958	1,172,732	0.81%
Flowers Foods, Inc.	38,312	933,281	0.64%
Gentiva Health Services, Inc. *	35,668	1,043,647	0.71%
Haemonetics Corp. *	15,877	897,050	0.62%
Invacare Corp. (a)	72,809	1,129,995	0.78%
Quidel Corp. *	69,480	908,104	0.63%
Ruddick Corp.	56,856	1,572,069	1.08%
Spartan Motors, Inc.	250,656	1,185,603	0.82%
Team, Inc. *	41,168	1,140,355	0.79%
TreeHouse Foods, Inc. *	47,002	1,280,335	0.88%
ViroPharma, Inc. *	88,251	1,149,029	0.80%
Vivus, Inc. *	180,996	962,899	0.67%
OTHER SECURITIES		8,229,988	5.68%
		24,981,380
Diversified - 0.00%		2,800	0.00%
Energy - 6.69%		9,693,564	6.69%
Financial - 18.72%
Arthur J. Gallagher & Company	36,642	949,394	0.66%
Bank of the Ozarks, Inc.	68,673	2,035,495	1.40%
Commerce Bancshares, Inc.	22,992	1,010,497	0.70%
Community Trust Bancorp, Inc.	34,739	1,276,657	0.88%
First Financial Bankshares, Inc. (a)	19,560	1,079,907	0.74%
FPIC Insurance Group, Inc. *	24,781	1,084,911	0.75%
KBW, Inc. * (a)	51,361	1,181,304	0.82%
MB Financial, Inc.	34,384	961,032	0.66%
Meadowbrook Insurance Group, Inc.	180,603	1,163,082	0.80%
Tower Group, Inc.	30,725	866,752	0.60%
OTHER SECURITIES		15,517,522	10.71%
		27,126,553
Industrial - 18.56%
AAR Corp. *	55,425	1,020,374	0.71%
Belden, Inc.	42,300	883,225	0.62%
Landstar Systems, Inc.	24,567	944,110	0.65%
Marten Transport, Ltd. *	61,795	1,171,633	0.80%
Northwest Pipe Company * (a)	22,581	962,176	0.66%
Old Dominion Freight Lines, Inc. *	31,698	902,125	0.62%
RBC Bearings, Inc. *	45,683	926,451	0.65%
Snap-on, Inc.	22,859	900,188	0.61%
Valmont Industries, Inc.	14,581	894,689	0.61%
OTHER SECURITIES		18,295,036	12.63%
		26,900,007
Real Estate - 0.50%		723,852	0.50%
Technology - 7.91%
CACI International, Inc., Class A * (a)	25,987	1,171,753	0.80%
Omnicell, Inc. *	74,243	906,507	0.63%
Open Text Corp. * (a)	32,204	970,307	0.67%
Semtech Corp. *	83,388	$939,782	0.65%
OTHER SECURITIES		7,472,490	5.16%
		11,460,839
Utilities - 1.93%		2,793,232	1.93%

TOTAL COMMON STOCKS (Cost $176,865,027)		$141,712,825
SHORT TERM INVESTMENTS - 5.71%
John Hancock Cash Investment Trust, 1.2465% (b) (c)	8,269,026	8,269,026	5.71%

TOTAL SHORT TERM INVESTMENTS (Cost $8,269,026)		$8,269,026
REPURCHASE AGREEMENTS - 2.48%
Repurchase Agreement with State Street Corp. dated 12/31/2008 at 0.00% to be repurchased at $3,600,000 on 01/02/2009, collateralized by $1,510,000 Federal National Mortgage Association, 5.00% due 04/15/2015 (valued at $1,725,175, including interest) and $1,955,000 U.S. Treasury Bills, zero coupon due 07/30/2009 (valued at $1,951,677, including interest)	3,600,000	3,600,000	2.48%

TOTAL REPURCHASE AGREEMENTS (Cost $3,600,000)		$3,600,000
Total Investments (Small Cap Opportunities Trust) (Cost $188,734,053) - 105.99%		$153,581,851	105.99%
Liabilities in Excess of Other Assets - (5.99%)		(8,682,511)	(5.99%)
TOTAL NET ASSETS - 100.00%		$144,899,340	100.00%

Small Cap Value Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 97.82%
Basic Materials - 3.64%
Deltic Timber Corp.	73,900	$3,380,925	1.21%
Zep, Inc.	242,150	4,675,917	1.68%
OTHER SECURITIES		2,100,028	0.75%
		10,156,870
Communications - 1.31%
Websense, Inc. *	243,000	3,637,710	1.31%
Consumer, Cyclical - 15.88%
Casey’s General Stores, Inc.	130,000	2,960,100	1.06%
Cato Corp., Class A	402,646	6,079,954	2.19%
CEC Entertainment, Inc. *	127,050	3,080,963	1.11%
Choice Hotels International, Inc.	154,200	4,635,252	1.65%
Hibbett Sports, Inc. * (a)	277,400	4,357,954	1.56%
Sonic Corp. *	294,400	3,582,848	1.29%
Stage Stores, Inc.	539,249	4,448,804	1.59%
Unifirst Corp.	123,600	3,669,684	1.32%
United Stationers, Inc. *	164,394	5,505,555	1.98%

The accompanying notes are an integral part of the financial statements.

Small Cap Value Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
OTHER SECURITIES		$5,929,682	2.13%
		44,250,796
Consumer, Non-cyclical - 17.62%
AmSurg Corp. *	156,730	3,658,078	1.31%
Arbitron, Inc.	248,100	3,294,768	1.18%
Centene Corp. *	213,700	4,212,027	1.51%
Charles River Laboratories International, Inc. *	162,600	4,260,120	1.53%
Helen of Troy, Ltd. *	247,600	4,298,336	1.54%
Herbalife, Ltd.	203,300	4,407,544	1.59%
ICU Medical, Inc. *	117,700	3,900,578	1.40%
Lance, Inc.	274,000	6,285,560	2.26%
MAXIMUS, Inc. (a)	159,000	5,582,490	2.00%
Orthofix International NV *	183,800	2,817,654	1.01%
OTHER SECURITIES		6,396,141	2.29%
		49,113,296
Energy - 3.59%
Penn Virginia Corp.	161,600	4,198,368	1.51%
Whiting Petroleum Corp. *	85,000	2,844,100	1.02%
OTHER SECURITIES		2,973,720	1.06%
		10,016,188
Financial - 22.86%
Ares Capital Corp.	464,366	2,939,437	1.05%
Assured Guaranty, Ltd. (a)	265,500	3,026,700	1.09%
Delphi Financial Group, Inc.	300,250	5,536,610	1.99%
International Bancshares Corp.	205,110	4,477,551	1.60%
IPC Holdings, Ltd.	112,500	3,363,750	1.21%
MB Financial, Inc.	113,300	3,166,735	1.14%
Platinum Underwriters Holdings, Ltd.	170,509	6,151,965	2.20%
Realty Income Corp., REIT (a)	221,300	5,123,095	1.84%
Universal American Financial Corp. *	565,700	4,989,474	1.79%
Webster Financial Corp.	272,200	3,750,916	1.35%
WestAmerica Bancorp	55,400	2,833,710	1.02%
OTHER SECURITIES		18,351,489	6.58%
		63,711,432
Industrial - 23.01%
Acuity Brands, Inc.	114,900	4,011,159	1.44%
Albany International Corp., Class A	262,134	3,365,801	1.21%
AptarGroup, Inc.	129,138	4,550,823	1.63%
Belden, Inc.	398,849	8,327,967	2.98%
Carlisle Companies, Inc.	409,700	8,480,789	3.04%
ESCO Technologies, Inc. * (a)	98,100	4,017,195	1.44%
GATX Corp.	158,600	4,911,842	1.76%
Matthews International Corp., Class A	98,800	3,623,984	1.30%
Mueller Industries, Inc.	282,310	7,080,335	2.54%
Zebra Technologies Corp., Class A *	219,800	4,453,148	1.60%
OTHER SECURITIES		11,332,057	4.07%
		64,155,100
Technology - 3.56%
Diebold, Inc.	180,300	5,064,627	1.81%
Electronics for Imaging, Inc. *	294,900	2,819,244	1.01%
OTHER SECURITIES		2,041,260	0.74%
		9,925,131
Utilities - 6.35%
Atmos Energy Corp.	119,400	$2,829,780	1.02%
Unisource Energy Corp.	156,300	4,588,968	1.65%
Westar Energy, Inc.	194,400	3,987,144	1.43%
WGL Holdings, Inc.	102,700	3,357,263	1.20%
OTHER SECURITIES		2,935,338	1.05%
		17,698,493

TOTAL COMMON STOCKS (Cost $368,706,552)		$272,665,016
SHORT TERM INVESTMENTS - 5.71%
John Hancock Cash Investment Trust, 1.2465% (b) (c)	15,911,275	15,911,275	5.71%

TOTAL SHORT TERM INVESTMENTS (Cost $15,911,275)		$15,911,275
REPURCHASE AGREEMENTS - 1.44%
Repurchase Agreement with State Street Corp. dated 12/31/2008 at 0.00% to be repurchased at $4,023,000 on 01/02/2009, collateralized by $3,475,000 Federal Home Loan Bank, 5.125% due 03/14/2036 (valued at $4,109,188, including interest)	4,023,000	4,023,000	1.44%

TOTAL REPURCHASE AGREEMENTS (Cost $4,023,000)		$4,023,000
Total Investments (Small Cap Value Trust) (Cost $388,640,827) - 104.97%		$292,599,291	104.97%
Liabilities in Excess of Other Assets - (4.97%)		(13,858,665)	(4.97%)
TOTAL NET ASSETS - 100.00%		$278,740,626	100.00%

Small Company Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 98.38%
Basic Materials - 8.40%
Airgas, Inc.	1,500	$58,485	1.34%
Arch Chemicals, Inc.	1,600	41,712	0.96%
Deltic Timber Corp.	1,000	45,750	1.06%
Potlatch Corp.	1,400	36,414	0.84%
Wausau-Mosinee Paper Corp.	3,000	34,320	0.79%
OTHER SECURITIES		147,106	3.41%
		363,787
Communications - 2.50%		108,365	2.50%
Consumer, Cyclical - 11.22%
Alaska Air Group, Inc. *	1,700	49,725	1.15%
Beacon Roofing Supply, Inc. *	4,700	65,236	1.51%
Owens & Minor, Inc.	2,328	87,649	2.02%
OTHER SECURITIES		283,667	6.54%
		486,277
Consumer, Non-cyclical - 16.95%
Aaron Rents, Inc., Class B	3,700	98,494	2.27%
Corinthian Colleges, Inc. *	2,600	42,562	0.98%

The accompanying notes are an integral part of the financial statements.

Small Company Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
FTI Consulting, Inc. *	1,600	$71,488	1.66%
Landauer, Inc.	600	43,980	1.02%
McGrath Rentcorp	2,400	51,264	1.18%
MPS Group, Inc. *	5,200	39,156	0.90%
Myriad Genetics, Inc. *	900	59,634	1.38%
Nash Finch Company	911	40,895	0.94%
National Healthcare Corp.	1,000	50,640	1.17%
Navigant Consulting Company *	2,900	46,023	1.06%
West Pharmaceutical Services, Inc.	1,400	52,878	1.22%
OTHER SECURITIES		137,449	3.17%
		734,463
Energy - 4.44%
Penn Virginia Corp.	2,477	64,353	1.48%
OTHER SECURITIES		127,970	2.96%
		192,323
Financial - 19.84%
East West Bancorp, Inc.	4,500	71,865	1.65%
Glacier Bancorp, Inc.	2,359	44,868	1.04%
Hatteras Financial Corp., REIT	1,400	37,240	0.86%
Home Bancshares, Inc.	1,600	43,120	1.00%
Kilroy Realty Corp., REIT	1,500	50,190	1.16%
Max Re Capital, Ltd.	2,200	38,940	0.90%
ProAssurance Corp. *	1,900	100,282	2.32%
Stifel Financial Corp. *	1,100	50,435	1.17%
SVB Financial Group *	1,710	44,853	1.04%
Washington Real Estate Investment Trust, REIT	1,300	36,790	0.85%
OTHER SECURITIES		341,072	7.85%
		859,655
Industrial - 24.68%
Ameron International Corp.	700	44,044	1.02%
AptarGroup, Inc.	2,200	77,528	1.80%
Belden, Inc.	1,647	34,389	0.79%
Genesee & Wyoming, Inc., Class A *	2,100	64,050	1.48%
IDEX Corp.	2,100	50,715	1.18%
Insituform Technologies, Inc., Class A *	2,509	49,402	1.14%
Kirby Corp. *	2,106	57,620	1.33%
Landstar Systems, Inc.	2,844	109,295	2.53%
Matthews International Corp., Class A	1,900	69,692	1.61%
Nordson Corp.	1,500	48,435	1.12%
UTI Worldwide, Inc.	2,600	37,284	0.86%
Waste Connections, Inc. *	1,702	53,732	1.24%
Woodward Governor Company	2,644	60,865	1.40%
OTHER SECURITIES		311,892	7.18%
		1,068,943
Technology - 5.85%
Progress Software Corp. *	2,100	40,446	0.93%
SPSS, Inc. *	1,539	41,491	0.96%
Wind River Systems, Inc. *	5,000	45,150	1.04%
OTHER SECURITIES		126,333	2.92%
		253,420
Utilities - 4.50%
Black Hills Corp.	1,500	40,440	0.93%
Cleco Corp.	2,000	45,660	1.05%
El Paso Electric Company *	1,896	$34,299	0.79%
OTHER SECURITIES		74,655	1.73%
		195,054

TOTAL COMMON STOCKS (Cost $4,122,236)		$4,262,287
INVESTMENT COMPANY - 0.68%
Investment Companies - 0.68%		29,502	0.68%

TOTAL INVESTMENT COMPANY (Cost $28,014)		$29,502
SHORT TERM INVESTMENTS - 5.94%
T. Rowe Price Reserve Investment Fund 1.531%	257,309	257,309	5.94%

TOTAL SHORT TERM INVESTMENTS (Cost $257,309)		$257,309
Total Investments (Small Company Trust) (Cost $4,407,559) - 105.00%		$4,549,098	105.00%
Liabilities in Excess of Other Assets - (5.00%)		(216,454)	(5.00%)
TOTAL NET ASSETS - 100.00%		$4,332,644	100.00%

Small Company Growth Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 95.72%
Basic Materials - 0.51%		$706,391	0.51%
Communications - 6.09%
NeuStar, Inc., Class A *	65,535	1,253,684	0.91%
NICE Systems, Ltd., ADR *	57,251	1,286,429	0.92%
OTHER SECURITIES		5,894,174	4.26%
		8,434,287
Consumer, Cyclical - 10.80%
Buffalo Wild Wings, Inc. * (a)	47,907	1,228,815	0.89%
Choice Hotels International, Inc.	41,882	1,258,973	0.91%
Hot Topic, Inc. *	155,766	1,443,951	1.04%
Jack in the Box, Inc. *	74,239	1,639,939	1.18%
Marvel Entertainment, Inc. *	61,766	1,899,305	1.37%
OTHER SECURITIES		7,488,276	5.41%
		14,959,259
Consumer, Non-cyclical - 32.30%
Bankrate, Inc. * (a)	38,099	1,447,762	1.05%
BioMarin Pharmaceutical, Inc. *	72,435	1,289,343	0.93%
Chemed Corp.	38,939	1,548,604	1.12%
Church & Dwight, Inc.	30,683	1,721,930	1.24%
CoStar Group, Inc. *	50,848	1,674,933	1.21%
DeVry, Inc.	33,988	1,951,251	1.41%
Gen-Probe, Inc. *	28,649	1,227,323	0.89%
Informatica Corp. *	98,528	1,352,789	0.98%
LifePoint Hospitals, Inc. *	56,559	1,291,808	0.93%
Martek Biosciences Corp. * (a)	46,927	1,422,357	1.02%
Mentor Corp.	43,778	1,354,054	0.98%

The accompanying notes are an integral part of the financial statements.

Small Company Growth Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
Meridian Bioscience, Inc.	62,470	$1,591,110	1.14%
Myriad Genetics, Inc. *	39,048	2,587,321	1.86%
Nuvasive, Inc. * (a)	47,017	1,629,140	1.19%
Ralcorp Holdings, Inc. *	31,773	1,855,543	1.34%
Strayer Education, Inc.	9,579	2,053,833	1.48%
Tetra Tech, Inc. *	106,125	2,562,920	1.84%
Wright Medical Group, Inc. *	62,670	1,280,348	0.92%
OTHER SECURITIES		14,894,234	10.77%
		44,736,603
Energy - 5.86%
Arena Resources, Inc. *	59,081	1,659,585	1.20%
Bill Barrett Corp. *	58,775	1,241,916	0.90%
Unit Corp. *	48,930	1,307,410	0.94%
OTHER SECURITIES		3,905,169	2.82%
		8,114,080
Financial - 7.47%
City National Corp.	24,206	1,178,832	0.85%
Greenhill & Company, Inc. (a)	30,335	2,116,473	1.53%
ProAssurance Corp. *	30,071	1,587,147	1.15%
Stifel Financial Corp. *	33,809	1,550,142	1.13%
OTHER SECURITIES		3,908,474	2.81%
		10,341,068
Industrial - 15.70%
Forward Air Corp.	60,323	1,464,039	1.06%
Hub Group, Inc., Class A *	59,439	1,576,917	1.14%
Knight Transportation, Inc.	113,339	1,827,024	1.32%
Regal-Beloit Corp.	38,588	1,465,957	1.06%
TransDigm Group, Inc. *	52,917	1,776,424	1.28%
Varian, Inc. * (a)	46,145	1,546,319	1.12%
Wabtec Corp.	40,090	1,593,578	1.15%
OTHER SECURITIES		10,488,676	7.57%
		21,738,934
Technology - 14.92%
ANSYS, Inc. *	48,481	1,352,135	0.98%
Blackboard, Inc. *	52,277	1,371,226	0.99%
Cogent, Inc. *	135,385	1,837,174	1.33%
Eclipsys Corp. *	99,490	1,411,763	1.02%
Hittite Microwave Corp. *	43,000	1,266,780	0.91%
Quality Systems, Inc. (a)	54,054	2,357,836	1.69%
Silicon Laboratories, Inc. *	58,370	1,446,409	1.05%
OTHER SECURITIES		9,622,460	6.95%
		20,665,783
Utilities - 2.07%
ITC Holdings Corp.	32,260	1,409,117	1.02%
Pike Electric Corp. *	118,037	1,451,855	1.05%
		2,860,972

TOTAL COMMON STOCKS (Cost $184,665,483)		$132,557,377
SHORT TERM INVESTMENTS - 11.17%
John Hancock Cash Investment Trust, 1.2465% (b) (c)	15,473,291	15,473,291	11.17%

TOTAL SHORT TERM INVESTMENTS (Cost $15,473,291)		$15,473,291
REPURCHASE AGREEMENTS - 4.35%
Repurchase Agreement with State Street Corp. dated 12/31/2008 at 0.00% to be repurchased at $6,031,000 on 01/02/2009, collateralized by $5,880,000 Federal Home Loan Bank, 3.375% due 06/24/2011 (valued at $6,151,950, including interest)	6,031,000	$6,031,000	4.35%

TOTAL REPURCHASE AGREEMENTS (Cost $6,031,000)		$6,031,000
Total Investments (Small Company Growth Trust) (Cost $206,169,774) - 111.24%		$154,061,668	111.24%
Liabilities in Excess of Other Assets - (11.24%)		(15,569,685)	(11.24%)
TOTAL NET ASSETS - 100.00%		$138,491,983	100.00%

Small Company Value Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 96.35%
Basic Materials - 8.29%
Airgas, Inc.	162,600	$6,339,775	1.35%
Arch Chemicals, Inc.	167,400	4,364,118	0.92%
Deltic Timber Corp.	102,800	4,703,100	0.99%
Potlatch Corp.	154,100	4,008,141	0.85%
Wausau-Mosinee Paper Corp.	331,900	3,796,936	0.80%
OTHER SECURITIES		15,984,002	3.38%
		39,196,072
Communications - 2.43%		11,495,122	2.43%
Consumer, Cyclical - 11.06%
Alaska Air Group, Inc. *	175,800	5,142,150	1.09%
Beacon Roofing Supply, Inc. *	519,400	7,209,272	1.52%
Owens & Minor, Inc.	249,300	9,386,145	1.98%
OTHER SECURITIES		30,568,329	6.47%
		52,305,896
Consumer, Non-cyclical - 16.94%
Aaron Rents, Inc., Class B	421,600	11,222,992	2.38%
Corinthian Colleges, Inc. *	279,600	4,577,052	0.97%
FTI Consulting, Inc. * (a)	165,700	7,403,476	1.56%
Landauer, Inc.	62,500	4,581,250	0.97%
McGrath Rentcorp	270,100	5,769,336	1.22%
MPS Group, Inc. *	557,900	4,200,987	0.89%
Myriad Genetics, Inc. * (a)	92,320	6,117,123	1.29%
Nash Finch Company (a)	99,100	4,448,599	0.94%
National Healthcare Corp.	108,552	5,497,073	1.16%
Navigant Consulting Company *	316,000	5,014,920	1.06%
West Pharmaceutical Services, Inc.	150,220	5,673,809	1.20%
OTHER SECURITIES		15,574,722	3.30%
		80,081,339
Energy - 4.34%
Penn Virginia Corp.	258,600	6,718,428	1.41%
OTHER SECURITIES		13,811,909	2.93%
		20,530,337

The accompanying notes are an integral part of the financial statements.

Small Company Value Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
Financial - 18.76%
East West Bancorp, Inc.	296,170	$4,729,835	1.00%
Glacier Bancorp, Inc. (a)	249,900	4,753,098	1.01%
Hatteras Financial Corp., REIT	148,800	3,958,080	0.85%
Home Bancshares, Inc. (a)	169,020	4,555,089	0.96%
Kilroy Realty Corp., REIT	157,500	5,269,950	1.12%
Max Re Capital, Ltd.	232,500	4,115,250	0.87%
ProAssurance Corp. *	202,800	10,703,784	2.26%
Stifel Financial Corp. * (a)	113,550	5,206,267	1.10%
SVB Financial Group * (a)	185,900	4,876,157	1.03%
Washington Real Estate Investment Trust, REIT	137,500	3,891,250	0.82%
OTHER SECURITIES		36,644,980	7.74%
		88,703,740
Industrial - 24.24%
Ameron International Corp.	75,100	4,725,292	1.01%
AptarGroup, Inc.	229,400	8,084,055	1.70%
Genesee & Wyoming, Inc., Class A *	226,500	6,908,250	1.46%
IDEX Corp.	218,050	5,265,908	1.12%
Insituform Technologies, Inc., Class A *	270,500	5,326,145	1.13%
Kirby Corp. * (a)	225,500	6,169,680	1.31%
Landstar Systems, Inc.	304,300	11,694,250	2.47%
Matthews International Corp., Class A	202,800	7,438,704	1.57%
Nordson Corp.	157,500	5,085,675	1.08%
UTI Worldwide, Inc.	287,400	4,121,316	0.87%
Waste Connections, Inc. *	182,600	5,764,682	1.21%
Woodward Governor Company	280,600	6,459,412	1.36%
OTHER SECURITIES		37,608,816	7.95%
		114,652,185
Technology - 5.80%
Progress Software Corp. *	228,468	4,400,294	0.93%
SPSS, Inc. *	167,000	4,502,320	0.95%
Wind River Systems, Inc. *	534,200	4,823,826	1.02%
OTHER SECURITIES		13,696,195	2.90%
		27,422,635
Utilities - 4.49%
Black Hills Corp.	157,500	4,246,200	0.90%
Cleco Corp.	216,000	4,931,280	1.04%
El Paso Electric Company *	209,700	3,793,473	0.80%
OTHER SECURITIES		8,257,290	1.75%
		21,228,243

TOTAL COMMON STOCKS (Cost $543,061,250)		$455,615,569
PREFERRED STOCKS - 0.66%
Financial - 0.66%
East West Bancorp., Inc., Series A, 8.00%	2,973	3,111,690	0.66%

TOTAL PREFERRED STOCKS (Cost $2,944,686)		$3,111,690
INVESTMENT COMPANY - 0.77%
Investment Companies - 0.77%		3,623,829	0.77%

TOTAL INVESTMENT COMPANY (Cost $3,330,518)		$3,623,829
SHORT TERM INVESTMENTS - 11.55%
T. Rowe Price Reserve Investment Fund
1.531%	12,633,835	$12,633,834	2.67%
John Hancock Cash Investment Trust, 1.2465% (b) (c)	41,978,393	41,978,393	8.88%

TOTAL SHORT TERM INVESTMENTS (Cost $54,612,227)		$54,612,227
Total Investments (Small Company Value Trust) (Cost $603,948,681) - 109.33%		$516,963,315	109.33%
Liabilities in Excess of Other Assets - (9.33%)		(44,102,023)	(9.33%)
TOTAL NET ASSETS - 100.00%		$472,861,292	100.00%

Smaller Company Growth Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 95.62%
Basic Materials - 3.55%
Albemarle Corp.	53,400	$1,190,819	1.29%
Cabot Corp.	39,300	601,289	0.65%
OTHER SECURITIES		1,505,699	1.62%
		3,297,807
Communications - 13.36%
Amdocs, Ltd. *	67,000	1,225,429	1.33%
American Tower Corp., Class A *	39,300	1,152,276	1.25%
Equinix, Inc. *	21,115	1,123,108	1.22%
MetroPCS Communications, Inc. *	86,200	1,280,070	1.38%
Premiere Global Services, Inc. *	119,801	1,031,487	1.12%
Shanda Interactive Entertainment Ltd *	10,807	349,714	0.38%
TeleCommunication Systems, Inc. *	40,413	347,147	0.37%
OTHER SECURITIES		5,879,355	6.34%
		12,388,586
Consumer, Cyclical - 14.90%
Airtran Holdings, Inc.*	73,714	327,290	0.35%
Chico’s FAS, Inc. *	270,929	1,132,483	1.22%
Kohl’s Corp. *	30,800	1,114,960	1.20%
Navistar International Corp. *	26,900	575,122	0.62%
Tractor Supply Company *	37,993	1,373,067	1.48%
Watsco, Inc.	41,700	1,601,280	1.73%
World Fuel Services Corp.	33,063	1,223,331	1.32%
OTHER SECURITIES		6,469,818	6.98%
		13,817,351
Consumer, Non-cyclical - 25.78%
Aaron Rents, Inc., Class B	13,148	349,999	0.38%
Alnylam Pharmaceuticals, Inc.*	13,677	338,232	0.36%
BioMarin Pharmaceutical, Inc. *	41,418	737,239	0.78%
C.R. Bard, Inc.	10,800	910,007	0.97%
CBIZ, Inc. *	40,824	353,126	0.38%
Illumina, Inc. *	33,800	880,489	0.95%
Immucor, Inc. *	14,537	386,394	0.42%
Molson Coors Brewing Company, Class B	26,100	1,276,812	1.38%
Omnicare, Inc.	65,800	1,826,609	1.98%
Quanta Services, Inc. *	71,500	1,415,700	1.53%

The accompanying notes are an integral part of the financial statements.

Smaller Company Growth Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
Synovis Life Technologies, Inc. *	19,847	$371,933	0.40%
The Cooper Companies, Inc.	40,500	664,200	0.72%
United Therapeutics Corp. *	8,465	529,486	0.57%
Wright Medical Group, Inc. *	45,461	928,767	0.99%
OTHER SECURITIES		12,938,927	13.95%
		23,907,920
Energy - 5.77%
Arena Resources, Inc. *	60,804	1,707,984	1.83%
Dril-Quip, Inc. *	38,291	785,348	0.85%
OTHER SECURITIES		2,860,490	3.09%
		5,353,822
Financial - 6.82%
Annaly Capital Management, Inc., REIT	65,000	1,031,551	1.11%
CapitalSource, Inc.	106,300	491,106	0.52%
Everest Re Group, Ltd.	8,800	670,031	0.71%
W.R. Berkley Corp.	15,700	486,699	0.52%
OTHER SECURITIES		3,647,667	3.96%
		6,327,054
Industrial - 15.21%
Chicago Bridge & Iron Company N.V.	60,600	609,030	0.65%
Crown Holdings, Inc. *	82,700	1,587,841	1.72%
Cymer, Inc. *	20,987	459,825	0.50%
Landstar Systems, Inc.	39,864	1,531,974	1.65%
Vulcan Materials Company	12,400	862,793	0.93%
Waste Connections, Inc. *	34,000	1,073,380	1.15%
OTHER SECURITIES		7,984,220	8.61%
		14,109,063
Real Estate - 0.02%		15,310	0.02%
Technology - 9.90%
ANSYS, Inc. *	12,842	358,163	0.38%
ATMI, Inc. *	31,441	485,135	0.54%
Cogent, Inc. *	26,052	353,525	0.39%
Commvault Systems, Inc. *	70,387	943,891	1.02%
EPIQ Systems, Inc. *	24,899	416,063	0.45%
Seagate Technology	82,300	364,588	0.40%
Solera Holdings, Inc. *	14,409	347,257	0.38%
OTHER SECURITIES		5,913,355	6.34%
		9,181,977
Utilities - 0.31%		290,280	0.31%

TOTAL COMMON STOCKS (Cost $92,214,379)		$88,689,170
SHORT TERM INVESTMENTS - 2.12%
Federal Home Loan Bank Discount Notes
zero coupon, due 01/21/2009 to 02/23/2009	1,965,000	1,964,930	2.12%

TOTAL SHORT TERM INVESTMENTS (Cost $1,964,930)		$1,964,930
REPURCHASE AGREEMENTS - 2.46%
Repurchase Agreement with State Street Corp. dated 12/31/2008 at 0.00% to be repurchased at $2,279,000 on 01/02/2009, collateralized by $2,190,000 Federal Home Loan Bank, 4.375% due 09/17/2010 (valued at $2,331,693, including interest)	2,279,000	$2,279,000	2.46%

TOTAL REPURCHASE AGREEMENTS (Cost $2,279,000)		$2,279,000
Total Investments (Smaller Company Growth Trust) (Cost $96,458,309) - 100.20%		$92,933,100	100.20%
Liabilities in Excess of Other Assets - (0.20%)		(189,740)	(0.20%)
TOTAL NET ASSETS - 100.00%		$92,743,360	100.00%

U.S. Large Cap Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 96.26%
Basic Materials - 4.71%
Allegheny Technologies, Inc. (a)	64,500	$1,646,685	0.73%
Barrick Gold Corp.	99,100	3,643,907	1.61%
Monsanto Company	21,100	1,484,385	0.66%
Nucor Corp.	36,200	1,672,440	0.75%
OTHER SECURITIES		2,151,220	0.96%
		10,598,637
Communications - 14.73%
American Tower Corp., Class A *	106,400	3,119,648	1.38%
AT&T, Inc.	131,300	3,742,050	1.66%
Cisco Systems, Inc. *	244,700	3,988,610	1.77%
Google, Inc., Class A *	20,406	6,277,906	2.80%
Omnicom Group, Inc.	94,600	2,546,632	1.13%
QUALCOMM, Inc.	86,300	3,092,129	1.38%
Time Warner Cable, Inc. *	65,600	1,407,120	0.63%
Walt Disney Company	122,800	2,786,332	1.24%
OTHER SECURITIES		6,151,093	2.74%
		33,111,520
Consumer, Cyclical - 8.11%
Home Depot, Inc.	63,500	1,461,770	0.65%
Target Corp.	149,300	5,155,329	2.30%
Wal-Mart Stores, Inc.	33,700	1,889,222	0.84%
OTHER SECURITIES		9,718,588	4.32%
		18,224,909
Consumer, Non-cyclical - 29.29%
Abbott Laboratories	78,900	4,210,893	1.87%
Allergan, Inc.	78,400	3,161,088	1.41%
Altria Group, Inc.	130,800	1,969,848	0.88%
Apollo Group, Inc., Class A *	22,900	1,754,598	0.78%
AstraZeneca PLC, SADR (a)	35,100	1,440,153	0.64%
Baxter International, Inc.	102,300	5,482,257	2.44%
Cardinal Health, Inc.	65,500	2,257,785	1.00%
Celgene Corp. *	95,818	5,296,818	2.35%
DaVita, Inc. *	73,550	3,645,874	1.63%

The accompanying notes are an integral part of the financial statements.

U.S. Large Cap Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
Genentech, Inc. *	60,100	$4,982,891	2.22%
Kraft Foods, Inc., Class A	196,704	5,281,502	2.35%
Paychex, Inc.	75,200	1,976,256	0.88%
PepsiCo, Inc.	107,700	5,898,729	2.62%
Philip Morris International, Inc.	112,800	4,907,928	2.18%
Sara Lee Corp.	372,700	3,648,733	1.62%
OTHER SECURITIES		9,935,068	4.42%
		65,850,421
Energy - 6.84%
Chevron Corp.	31,148	2,304,018	1.03%
Exxon Mobil Corp.	27,600	2,203,308	0.98%
Marathon Oil Corp.	106,100	2,902,896	1.29%
Schlumberger, Ltd.	61,800	2,615,994	1.16%
OTHER SECURITIES		5,356,414	2.38%
		15,382,630
Financial - 13.70%
Berkshire Hathaway, Inc., Class A *	18	1,738,800	0.77%
Goldman Sachs Group, Inc.	80,200	6,768,078	3.02%
Hudson City Bancorp, Inc.	276,400	4,411,344	1.96%
JPMorgan Chase & Company	183,392	5,782,350	2.57%
Progressive Corp.	131,200	1,943,072	0.87%
Wells Fargo & Company	169,400	4,993,912	2.22%
OTHER SECURITIES		5,158,826	2.29%
		30,796,382
Industrial - 12.45%
Fluor Corp.	73,800	3,311,406	1.47%
General Electric Company	410,400	6,648,480	2.97%
Illinois Tool Works, Inc.	66,900	2,344,845	1.04%
United Parcel Service, Inc., Class B	117,400	6,475,784	2.89%
United Technologies Corp.	47,100	2,524,560	1.12%
OTHER SECURITIES		6,692,284	2.96%
		27,997,359
Technology - 5.79%
Apple, Inc. *	22,700	1,937,445	0.87%
Cerner Corp. * (a)	38,000	1,461,100	0.65%
Microsoft Corp.	92,691	1,801,913	0.80%
OTHER SECURITIES		7,817,339	3.47%
		13,017,797
Utilities - 0.64%		1,442,436	0.64%

TOTAL COMMON STOCKS (Cost $276,215,339)		$216,422,091
PREFERRED STOCKS - 0.22%
Consumer, Non-cyclical - 0.22%		486,696	0.22%

TOTAL PREFERRED STOCKS (Cost $700,000)		$486,696
SHORT TERM INVESTMENTS - 3.19%
John Hancock Cash Investment Trust, 1.2465% (b) (c)	7,168,825	7,168,825	3.19%

TOTAL SHORT TERM INVESTMENTS (Cost $7,168,825)		$7,168,825
REPURCHASE AGREEMENTS - 3.13%
Repurchase Agreement with State Street Corp. dated 12/31/2008 at 0.00% to be repurchased at $7,039,000 on 01/02/2009, collateralized by $6,075,000 Federal Home Loan Bank, 5.125% due 03/14/2036 (valued at $7,183,688, including interest)	7,039,000	$7,039,000	3.13%

TOTAL REPURCHASE AGREEMENTS (Cost $7,039,000)		$7,039,000
Total Investments (U.S. Large Cap Trust) (Cost $291,123,164) - 102.80%		$231,116,612	102.80%
Liabilities in Excess of Other Assets - (2.80%)		(6,304,729)	(2.80%)
TOTAL NET ASSETS - 100.00%		$224,811,883	100.00%

U.S. Multi Sector Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 96.24%
Basic Materials - 2.37%
Eli Lilly & Company	206,200	$8,303,674	1.63%
OTHER SECURITIES		3,741,182	0.74%
		12,044,856
Communications - 8.44%
AT&T, Inc.	139,105	3,964,493	0.78%
Cisco Systems, Inc. *	612,700	9,987,010	1.97%
eBay, Inc. *	161,100	2,248,956	0.44%
Google, Inc., Class A *	7,370	2,267,381	0.45%
QUALCOMM, Inc.	527,600	18,903,907	3.73%
Verizon Communications, Inc.	115,300	3,908,670	0.77%
OTHER SECURITIES		1,567,880	0.30%
		42,848,297
Consumer, Cyclical - 11.28%
Home Depot, Inc.	262,700	6,047,354	1.19%
Lowe’s Companies, Inc.	116,700	2,511,384	0.49%
McDonald’s Corp.	36,700	2,282,373	0.45%
Walgreen Company	243,200	5,999,744	1.18%
Wal-Mart Stores, Inc.	539,700	30,255,582	5.96%
OTHER SECURITIES		10,142,280	2.01%
		57,238,717
Consumer, Non-cyclical - 42.80%
Abbott Laboratories	122,900	6,559,173	1.29%
Altria Group, Inc.	290,800	4,379,448	0.86%
Amgen, Inc. *	193,500	11,174,625	2.19%
Colgate-Palmolive Company	70,900	4,859,486	0.96%
Forest Laboratories, Inc. *	93,500	2,381,445	0.47%
General Mills, Inc.	38,500	2,338,875	0.46%
Gilead Sciences, Inc. *	112,300	5,743,022	1.13%
Johnson & Johnson	496,600	29,711,578	5.84%
Kimberly-Clark Corp.	55,600	2,932,344	0.58%
McKesson Corp.	50,100	1,940,373	0.38%
Medtronic, Inc.	96,200	3,022,604	0.60%
Merck & Company, Inc. (a)	133,000	4,043,200	0.80%
PepsiCo, Inc.	260,400	14,262,108	2.81%

The accompanying notes are an integral part of the financial statements.

U.S. Multi Sector Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
Pfizer, Inc.	1,625,500	$28,787,605	5.66%
Philip Morris International, Inc.	215,500	9,376,405	1.85%
Procter & Gamble Company	267,700	16,549,214	3.26%
The Coca-Cola Company	381,000	17,247,870	3.40%
UnitedHealth Group, Inc.	626,000	16,651,600	3.29%
WellPoint, Inc. *	89,800	3,783,274	0.76%
Wyeth	226,800	8,507,268	1.68%
Zimmer Holdings, Inc. *	102,700	4,151,134	0.82%
OTHER SECURITIES		18,868,729	3.71%
		217,271,380
Diversified - 0.03%		128,700	0.03%
Energy - 13.92%
Chevron Corp.	291,900	21,591,843	4.25%
ConocoPhillips	116,300	6,024,340	1.19%
Exxon Mobil Corp.	374,600	29,904,318	5.90%
Occidental Petroleum Corp.	45,500	2,729,545	0.53%
OTHER SECURITIES		10,372,248	2.05%
		70,622,294
Financial - 3.33%
Bank of America Corp.	136,200	1,917,696	0.38%
Chubb Corp.	51,600	2,631,600	0.52%
State Street Corp.	4,400	173,052	0.03%
The Travelers Companies, Inc.	40,600	1,835,120	0.36%
OTHER SECURITIES		10,341,799	2.04%
		16,899,267
Industrial - 4.42%
3M Company	53,200	3,061,128	0.60%
C.H. Robinson Worldwide, Inc.	30,000	1,650,900	0.33%
General Dynamics Corp.	76,600	4,411,394	0.86%
United Parcel Service, Inc., Class B	31,300	1,726,508	0.34%
United Technologies Corp.	31,600	1,693,760	0.33%
OTHER SECURITIES		9,891,744	1.96%
		22,435,434
Technology - 9.49%
International Business Machines Corp.	62,180	5,233,069	1.04%
Microsoft Corp.	1,163,600	22,620,384	4.47%
Oracle Corp. *	848,100	15,036,813	2.97%
OTHER SECURITIES		5,254,373	1.01%
		48,144,639
Utilities - 0.16%		789,326	0.16%

TOTAL COMMON STOCKS (Cost $604,642,909)		$488,422,910
SHORT TERM INVESTMENTS - 0.92%
John Hancock Cash Investment Trust, 1.2465% (b) (c)	4,663,450	4,663,450	0.92%

TOTAL SHORT TERM INVESTMENTS (Cost $4,663,450)		$4,663,450
REPURCHASE AGREEMENTS - 3.44%
Repurchase Agreement with State Street Corp. dated 12/31/2008 at 0.00% to be repurchased at $17,435,000 on 01/02/2009, collateralized by $18,125,000 Federal National Mortgage Association, 5.57% due 06/30/2028 (valued at $17,785,156, including interest)	17,435,000	$17,435,000	3.44%

TOTAL REPURCHASE AGREEMENTS (Cost $17,435,000)		$17,435,000
Total Investments (U.S. Multi Sector Trust) (Cost $626,741,359) - 100.60%		$510,521,360	100.60%
Liabilities in Excess of Other Assets - (0.60%)		(3,030,914)	(0.60%)
TOTAL NET ASSETS - 100.00%		$507,490,446	100.00%

Utilities Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 93.09%
Communications - 30.06%
America Movil SAB de CV, Series L, ADR	97,280	$3,014,707	2.16%
AT&T, Inc.	104,510	2,978,535	2.14%
BCE, Inc.	94,300	1,919,610	1.38%
Cellcom Israel, Ltd.	147,430	3,258,204	2.34%
CenturyTel, Inc.	40,100	1,095,933	0.79%
Comcast Corp., Special Class A	134,300	2,168,945	1.56%
Embarq Corp.	43,840	1,576,486	1.13%
Koninklijke (Royal) KPN NV	125,990	1,831,698	1.32%
Mobile Telesystems, SADR	57,310	1,529,031	1.10%
MTN Group, Ltd.	91,860	1,083,042	0.78%
NII Holdings, Inc. *	77,670	1,412,041	1.01%
Rogers Communications, Inc., Class B	153,250	4,542,258	3.26%
Telefonica SA	183,470	4,141,224	2.96%
Telus Corp. - Non Voting Shares	32,750	925,861	0.66%
Time Warner Cable, Inc. *	171,200	3,672,240	2.64%
Vodafone Group PLC	1,561,560	3,197,526	2.30%
Windstream Corp.	117,988	1,085,490	0.78%
OTHER SECURITIES		2,424,318	1.75%
		41,857,149
Energy - 17.79%
CMS Energy Corp.	399,800	4,041,978	2.90%
El Paso Corp.	414,380	3,244,595	2.33%
Equitable Resources, Inc.	175,660	5,893,394	4.23%
Noble Corp.	39,410	870,567	0.63%
Questar Corp.	83,451	2,728,013	1.96%
Williams Companies, Inc.	220,451	3,192,130	2.29%
XTO Energy, Inc.	44,930	1,584,681	1.14%
OTHER SECURITIES		3,213,799	2.31%
		24,769,157
Utilities - 45.24%
AES Corp. *	373,350	3,076,404	2.21%
Allegheny Energy, Inc.	125,430	4,247,060	3.05%
American Electric Power Company, Inc.	125,040	4,161,331	2.99%

The accompanying notes are an integral part of the financial statements.

Utilities Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
CEZ AS	48,581	$2,077,802	1.49%
Constellation Energy Group, Inc.	43,171	1,083,160	0.78%
DPL, Inc.	92,930	2,122,521	1.52%
Dynegy, Inc., Class A *	501,900	1,003,800	0.72%
E.ON AG	117,214	4,602,663	3.32%
Edison International	95,930	3,081,272	2.21%
Enagas	79,991	1,766,305	1.27%
Energen Corp.	47,100	1,381,443	0.99%
FirstEnergy Corp.	49,430	2,401,309	1.72%
International Power PLC	456,130	1,589,482	1.14%
Northeast Utilities	130,270	3,134,296	2.25%
NRG Energy, Inc. * (a)	259,870	6,062,767	4.36%
Oesterreichische Elektrizitaets AG, Class A	23,410	1,082,423	0.78%
PPL Corp.	117,800	3,615,282	2.60%
Public Service Enterprise Group, Inc.	143,790	4,194,354	3.01%
Red Electrica De Espana	49,445	2,520,545	1.81%
Sempra Energy	86,960	3,707,105	2.66%
Xcel Energy, Inc.	142,920	2,651,166	1.90%
OTHER SECURITIES		3,443,392	2.47%
		63,005,882

TOTAL COMMON STOCKS (Cost $180,424,336)		$129,632,188
PREFERRED STOCKS - 4.59%
Energy - 0.72%
El Paso Corp., 4.99%	1,510	996,600	0.72%
Utilities - 3.87%
AES Tiete SA (f)	178,736	1,138,177	0.82%
Eletropaulo Metropolitana de Sao Paulo SA (f)	214,400	2,344,426	1.68%
NRG Energy, Inc. *	9,670	1,914,080	1.37%
		5,396,683

TOTAL PREFERRED STOCKS (Cost $8,391,108)		$6,393,283
CONVERTIBLE BONDS - 0.31%
Energy - 0.31%		434,006	0.31%

TOTAL CONVERTIBLE BONDS (Cost $801,271)		$434,006
SHORT TERM INVESTMENTS - 4.33%		6,022,040	4.32%

TOTAL SHORT TERM INVESTMENTS (Cost $6,022,040)		$6,022,040
Total Investments (Utilities Trust) (Cost $195,638,755) - 102.32%		$142,481,517	102.32%
Liabilities in Excess of Other Assets - (2.32%)		(3,229,821)	(2.32%)
TOTAL NET ASSETS - 100.00%		$139,251,696	100.00%

Value Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 94.11%
Basic Materials - 6.01%
International Flavors & Fragrances, Inc.	116,244	$3,454,772	2.05%
Valspar Corp.	367,640	6,650,607	3.96%
		10,105,379
Consumer, Cyclical - 9.68%
Autoliv, Inc.	223,700	4,800,602	2.85%
Harley-Davidson, Inc.	186,399	3,163,191	1.88%
Newell Rubbermaid, Inc.	410,440	4,014,103	2.39%
O’Reilly Automotive, Inc. *	139,800	4,297,452	2.56%
		16,275,348
Consumer, Non-cyclical - 16.80%
Avery Dennison Corp.	158,200	5,177,886	3.08%
Beckman Coulter, Inc.	110,130	4,839,112	2.88%
Brookdale Senior Living, Inc. (a)	224,800	1,254,384	0.75%
ConAgra Foods, Inc.	363,720	6,001,380	3.57%
Estee Lauder Companies, Inc., Class A	145,790	4,513,658	2.68%
Health Management Associates, Inc., Class A *	163,100	291,949	0.17%
Healthsouth Corp. * (a)	562,844	6,168,771	3.67%
		28,247,140
Energy - 5.45%
El Paso Corp.	846,770	6,630,209	3.94%
Hess Corp.	47,180	2,530,735	1.51%
		9,160,944
Financial - 25.71%
ACE, Ltd.	152,043	8,046,116	4.80%
Aspen Insurance Holdings, Ltd.	230,456	5,588,558	3.33%
CapitalSource, Inc.	524,700	2,424,114	1.44%
CIT Group, Inc. (a)	695,700	3,158,478	1.88%
Invesco, Ltd.	311,046	4,491,504	2.67%
KeyCorp	379,100	3,229,932	1.92%
Marsh & McLennan Companies, Inc.	217,111	5,269,284	3.13%
Northern Trust Corp.	127,539	6,649,883	3.96%
Willis Group Holdings, Ltd.	174,500	4,341,560	2.58%
		43,199,429
Industrial - 10.94%
Flextronics International, Ltd. *	810,831	2,075,727	1.23%
Goodrich Corp.	119,290	4,416,116	2.63%
Pentair, Inc.	281,460	6,662,158	3.96%
Zebra Technologies Corp., Class A *	258,900	5,245,314	3.12%
		18,399,315
Technology - 11.64%
Diebold, Inc.	246,070	6,912,106	4.11%
Perot Systems Corp., Class A *	522,980	7,149,137	4.25%
Pitney Bowes, Inc.	216,370	5,513,108	3.28%
		19,574,351
Utilities - 7.88%
American Electric Power Company, Inc.	136,290	4,535,731	2.70%
NRG Energy, Inc. * (a)	131,800	3,074,894	1.83%
Wisconsin Energy Corp.	134,370	5,640,853	3.35%
		13,251,478

TOTAL COMMON STOCKS (Cost $230,935,126)		158,213,384

The accompanying notes are an integral part of the financial statements.

Value Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
SHORT TERM INVESTMENTS - 7.34%
John Hancock Cash Investment Trust, 1.2465% (b) (c)	12,334,050	$12,334,050	7.34%

TOTAL SHORT TERM INVESTMENTS (Cost $12,334,050)		$12,334,050
Total Investments (Value Trust) (Cost $243,269,176) - 101.45%		$170,547,434	101.45%
Liabilities in Excess of Other Assets - (1.45%)		(2,431,586)	(1.45%)
TOTAL NET ASSETS - 100.00%		$168,115,848	100.00%

Value & Restructuring Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 96.62%
Basic Materials - 8.76%
Celanese Corp., Series A	258,834	$3,217,307	1.13%
Companhia Vale Do Rio Doce, ADR * (a)	198,192	2,400,105	0.84%
Freeport-McMoRan Copper & Gold, Inc., Class B (a)	90,388	2,209,082	0.78%
Lanxess AG	119,948	2,338,984	0.82%
PPG Industries, Inc.	116,091	4,925,741	1.73%
Schnitzer Steel Industries, Inc.	101,922	3,837,363	1.35%
Southern Copper Corp. (a)	269,424	4,326,950	1.53%
OTHER SECURITIES		1,643,786	0.58%
		24,899,318
Communications - 10.77%
America Movil SAB de CV, Series L, ADR	303,586	9,408,130	3.31%
Harris Corp.	293,242	11,157,859	3.92%
Nokia Oyj, SADR	279,114	4,354,178	1.53%
Windstream Corp.	259,511	2,387,501	0.84%
OTHER SECURITIES		3,325,789	1.17%
		30,633,457
Consumer, Cyclical - 4.03%
Copa Holdings SA, Class A	126,293	3,829,204	1.36%
Newell Rubbermaid, Inc.	228,147	2,231,278	0.78%
The TJX Companies, Inc.	196,348	4,038,878	1.42%
OTHER SECURITIES		1,346,015	0.47%
		11,445,375
Consumer, Non-cyclical - 13.91%
AmerisourceBergen Corp.	135,429	4,829,398	1.70%
Avon Products, Inc.	190,352	4,574,159	1.61%
Baxter International, Inc.	112,981	6,054,652	2.13%
Bristol-Myers Squibb Company	232,154	5,397,581	1.90%
Dean Foods Company *	201,309	3,617,523	1.27%
Lorillard, Inc.	224,143	12,630,458	4.44%
OTHER SECURITIES		2,451,552	0.86%
		39,555,323
Energy - 21.59%
Alpha Natural Resources, Inc. *	183,899	2,977,325	1.05%
Anadarko Petroleum Corp.	128,094	4,938,024	1.74%
ConocoPhillips	149,198	7,728,456	2.72%
CONSOL Energy, Inc.	207,974	5,943,897	2.08%
Devon Energy Corp.	122,786	$8,068,267	2.83%
Entergy Corp.	51,518	4,282,691	1.51%
Murphy Oil Corp.	68,110	3,020,679	1.06%
Noble Energy, Inc.	106,021	5,218,354	1.84%
PetroHawk Energy Corp. *	211,688	3,308,684	1.16%
Petroleo Brasileiro SA, ADR	368,187	9,016,900	3.17%
OTHER SECURITIES		6,913,620	2.43%
		61,416,897
Financial - 16.66%
ACE, Ltd.	199,343	10,549,231	3.71%
Goldman Sachs Group, Inc.	47,940	4,045,657	1.42%
Invesco, Ltd.	307,357	4,438,235	1.56%
JPMorgan Chase & Company	174,182	5,491,959	1.94%
Loews Corp.	109,338	3,088,799	1.09%
MetLife, Inc.	154,792	5,396,049	1.90%
Morgan Stanley	181,632	2,913,377	1.02%
PNC Financial Services Group, Inc.	105,029	5,146,421	1.81%
OTHER SECURITIES		6,295,852	2.21%
		47,365,580
Industrial - 17.73%
Aecom Technology Corp. *	121,221	3,725,121	1.31%
AGCO Corp. *	171,951	4,056,324	1.43%
Black & Decker Corp.	168,623	7,050,128	2.48%
Eaton Corp.	99,327	4,937,544	1.73%
Rockwell Automation, Inc.	95,238	3,070,473	1.08%
Ryder Systems, Inc. (a)	109,934	4,263,241	1.50%
Tyco International, Ltd.	184,817	3,992,047	1.40%
Union Pacific Corp.	201,827	9,647,331	3.39%
United Technologies Corp.	119,534	6,407,023	2.25%
OTHER SECURITIES		3,263,780	1.16%
		50,413,012
Technology - 2.73%
International Business Machines Corp.	92,145	7,754,923	2.73%
Utilities - 0.44%		1,249,174	0.44%

TOTAL COMMON STOCKS (Cost $413,819,480)		$274,733,059
PREFERRED STOCKS - 0.22%
Basic Materials - 0.22%
Celanese Corp., 4.25%	37,474	629,188	0.22%

TOTAL PREFERRED STOCKS (Cost $1,541,928)		$629,188
SHORT TERM INVESTMENTS - 4.62%
John Hancock Cash Investment Trust, 1.2465% (b) (c)	13,126,000	13,126,000	4.62%

TOTAL SHORT TERM INVESTMENTS (Cost $13,126,000)		$13,126,000

The accompanying notes are an integral part of the financial statements.

Value & Restructuring Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
REPURCHASE AGREEMENTS - 2.98%
Repurchase Agreement with State Street Corp. dated 12/31/2008 at 0.00% to be repurchased at $8,477,000 on 01/02/2009, collateralized by $8,565,000 Federal National Mortgage Association, 4.125% due 06/16/2011 (valued at $8,650,650, including interest)	8,477,000	$8,477,000	2.98%

TOTAL REPURCHASE AGREEMENTS (Cost $8,477,000)		$8,477,000
Total Investments (Value & Restructuring Trust) (Cost $436,964,408) - 104.44%		$296,965,247	104.44%
Liabilities in Excess of Other Assets - (4.44%)		(12,631,516)	(4.44%)
TOTAL NET ASSETS - 100.00%		$284,333,731	100.00%

Vista Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 94.41%
Basic Materials - 3.84%
Monsanto Company	11,900	$837,165	1.81%
Syngenta AG	3,597	698,773	1.50%
OTHER SECURITIES		247,366	0.53%
		1,783,304
Communications - 9.21%
American Tower Corp., Class A *	16,800	492,576	1.06%
DIRECTV Group, Inc. *	15,600	357,396	0.77%
Equinix, Inc. *	7,400	393,606	0.85%
McAfee, Inc. *	14,100	487,437	1.05%
Netease.com, Inc., ADR *	26,700	590,070	1.27%
SBA Communications Corp. *	61,458	1,002,995	2.15%
Sohu.com, Inc. *	12,900	610,686	1.32%
OTHER SECURITIES		343,408	0.74%
		4,278,174
Consumer, Cyclical - 17.57%
Alaska Air Group, Inc. *	16,500	482,625	1.04%
AMR Corp. * (a)	35,500	378,785	0.82%
BJ’s Wholesale Club, Inc. * (a)	19,800	678,348	1.46%
Delta Air Lines, Inc. *	56,275	644,912	1.39%
Dollar Tree, Inc. *	41,600	1,738,880	3.74%
Family Dollar Stores, Inc.	22,600	589,182	1.27%
JetBlue Airways Corp. *	57,100	405,410	0.87%
Panera Bread Company, Class A * (a)	14,100	736,584	1.59%
Ross Stores, Inc.	17,011	505,737	1.09%
OTHER SECURITIES		1,998,545	4.30%
		8,159,008
Consumer, Non-cyclical - 28.37%
Alexion Pharmaceuticals, Inc. *	13,300	481,327	1.04%
Apollo Group, Inc., Class A *	7,200	551,664	1.19%
Cephalon, Inc. * (a)	6,700	516,168	1.11%
Corinthian Colleges, Inc. *	32,400	530,388	1.14%
Covidien, Ltd.	18,100	655,944	1.41%
DeVry, Inc.	8,300	476,503	1.03%
Edwards Lifesciences Corp. *	7,100	$390,145	0.84%
Express Scripts, Inc. *	18,300	1,006,134	2.17%
H.J. Heinz Company	11,600	436,160	0.94%
ITT Educational Services, Inc. *	13,100	1,244,238	2.67%
Medco Health Solutions, Inc. *	27,800	1,165,097	2.51%
Omnicare, Inc.	29,480	818,365	1.76%
Perrigo Company	20,900	675,279	1.45%
Quanta Services, Inc. *	46,133	913,433	1.97%
The Kroger Company	23,500	620,635	1.34%
OTHER SECURITIES		2,687,281	5.80%
		13,168,761
Energy - 7.03%
PetroHawk Energy Corp. *	54,007	844,129	1.82%
Southwestern Energy Company *	13,700	396,889	0.86%
OTHER SECURITIES		2,021,305	4.35%
		3,262,323
Financial - 10.59%
Aon Corp.	14,600	666,928	1.43%
Charles Schwab Corp.	22,100	357,357	0.77%
Lazard, Ltd., Class A	14,600	434,204	0.94%
PartnerRe, Ltd.	6,000	427,620	0.92%
Stifel Financial Corp. *	8,625	395,456	0.85%
OTHER SECURITIES		2,634,178	5.68%
		4,915,743
Industrial - 12.06%
Aecom Technology Corp. *	19,200	590,016	1.27%
Crown Holdings, Inc. *	40,400	775,680	1.67%
Thermo Fisher Scientific, Inc. *	22,500	766,575	1.65%
Waste Connections, Inc. *	22,942	724,279	1.56%
OTHER SECURITIES		2,744,407	5.91%
		5,600,957
Technology - 4.97%
Broadcom Corp., Class A *	24,300	412,371	0.89%
Cerner Corp. * (a)	9,300	357,585	0.77%
Microsemi Corp. *	32,744	413,884	0.89%
OTHER SECURITIES		1,124,483	2.42%
		2,308,323
Utilities - 0.77%		356,207	0.77%

TOTAL COMMON STOCKS (Cost $50,799,670)		$43,832,800
INVESTMENT COMPANIES - 2.93%
Investment Companies - 2.93%
Midcap SPDR Trust, Series 1	14,000	1,360,254	2.93%

TOTAL INVESTMENT COMPANIES (Cost $1,363,932)		$1,360,254
SHORT TERM INVESTMENTS - 6.23%
John Hancock Cash Investment Trust, 1.2465% (b) (c)	2,892,298	2,892,298	6.23%

TOTAL SHORT TERM INVESTMENTS (Cost $2,892,298)		$2,892,298

The accompanying notes are an integral part of the financial statements.

Vista Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
REPURCHASE AGREEMENTS - 2.81%
Repurchase Agreement with State Street Corp. dated 12/31/2008 at 0.00% to be repurchased at $1,307,000 on 01/02/2009, collateralized by $1,360,000 Federal National Mortgage Association, 5.57% due 06/30/2028 (valued at $1,334,500, including interest)	1,307,000	$1,307,000	2.81%

TOTAL REPURCHASE AGREEMENTS (Cost $1,307,000)		$1,307,000
Total Investments (Vista Trust) (Cost $56,362,900) - 106.38%		$49,392,352	106.38%
Liabilities in Excess of Other Assets - (6.38%)		(2,960,616)	(6.38%)
TOTAL NET ASSETS - 100.00%		$46,431,736	100.00%

Footnotes:

Key to Security Abbreviations and Legend
ADR	- American Depositary Receipts
EMTN	- European Medium Term Note
GDR	- Global Depositary Receipts
IO	- Interest Only (Carries notional principal amount)
MTN	- Medium Term Note
NVDR	- Non Voting Depositary Receipts
PLC	- Public Limited Company
REIT	- Real Estate Investment Trust
SADR	- Sponsored American Depositary Receipts
TBA	- To Be Announced

*	Non-Income Producing
(a)	All or a portion of this security was out on loan
(b)	The investment is an affiliate of the fund, the adviser and/or the subadviser.
(c)
John Hancock Cash Investment Trust is managed by MFC Global Investment Management (U.S.), LLC, and represents investment of securities lending collateral. The rate shown is the seven-day effective yield at period end.

(d)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(e)
144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(f)	Variable Rate Preferred
(g)	The Underlying Fund’s subadviser is shown parenthetically.
(h)	Interest Only
(i)	Principal amount of security is adjusted for inflation.
**	Purchased on a forward commitment

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Assets and Liabilities — December 31, 2008

Assets	All Cap Core Trust	All Cap Growth Trust	All Cap Value Trust	Alpha Opportunities Trust
Investments in unaffiliated issuers, at value	$346,140,297	$98,683,922	$75,200,847	$227,770,922
Investments in affiliated issuers, at value (Note 2)	8,157,958	372,750	1,219,714	13,638,724
Securities loaned, at value (Note 2)	8,217,626	372,750	1,232,322	13,600,021
Repurchase agreements, at value (Note 2)	34,396,000	8,568,000	1,140,000	37,977,000
Total investments, at value	396,911,881	107,997,422	78,792,883	292,986,667
Cash	972	431	353	243
Foreign currency, at value	—	748,771	—	—
Receivable for investments sold	8,660	341,582	246,314	2,214,799
Receivable for fund shares sold	—	—	63,814	—
Dividends and interest receivable	477,752	120,181	41,119	382,925
Receivable for security lending income	13,990	235	1,072	17,317
Receivable for futures variation margin	1,014,105	—	—	—
Receivable due from adviser	—	—	—	—
Other assets	1,023	17	—	—
Total assets	398,428,383	109,208,639	79,145,555	295,601,951

Liabilities
Payable for investments purchased	—	894,994	3,517	1,995,602
Payable for fund shares repurchased	21,404	18,041	279	—
Payable upon return of securities loaned (Note 2)	8,157,958	372,750	1,219,714	13,638,724
Payable to affiliates
Fund administration expenses	14,787	5,240	2,604	488
Trustees’ fees	1,797	729	277	—
Investment management fees	—	—	—	—
Other payables and accrued expenses	124,872	79,353	46,388	20,137
Total liabilities	8,320,818	1,371,107	1,272,779	15,654,951

Net assets
Capital paid-in	$1,006,743,819	$308,038,501	$103,264,335	$298,437,946
Undistributed net investment income (loss)	1,431,528	33,218	123,980	308,140
Accumulated undistributed net realized gain (loss) on investments	(537,589,802)	(180,545,231)	(9,190,280)	(20,817,788)
Net unrealized appreciation (depreciation) on investments	(80,477,980)	(19,688,956)	(16,325,259)	2,018,702
Net assets	$390,107,565	$107,837,532	$77,872,776	$279,947,000
Investments in unaffiliated issuers, including repurchase agreements, at cost	$470,776,585	$127,312,277	$93,898,428	$277,329,337
Investments in affiliated issuers, at cost	$8,157,958	$372,750	$1,219,714	$13,638,724
Foreign currency, at cost	—	$750,406	—	—

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$82,990,592	$94,416,478	$36,179,554	—
Shares outstanding	7,100,036	8,182,704	6,437,620	—
Net asset value, offering price and redemption price per share	$11.69	$11.54	$5.62	—

Series II
Net assets	$8,498,334	$12,424,353	$29,967,762	—
Shares outstanding	728,151	1,087,037	5,343,270	—
Net asset value, offering price and redemption price per share	$11.67	$11.43	$5.61	—

Series III
Net assets	—	—	—	—
Shares outstanding	—	—	—	—
Net asset value, offering price and redemption price per share	—	—	—	—

Series NAV
Net assets	$298,618,639	$996,701	$11,725,460	$279,947,000
Shares outstanding	25,541,144	86,319	2,093,949	25,696,427
Net asset value, offering price and redemption price per share	$11.69	$11.55	$5.60	$10.89

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Assets and Liabilities — December 31, 2008

American Asset Allocation Trust	American Blue Chip Income and Growth Trust	American Bond Trust	American Diversified Growth & Income Trust	American Fundamental Holdings Trust	American Global Diversification Trust
$868,560,038	$109,137,173	$692,961,502	$731,601	$614,189,597	$542,295,181
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
868,560,038	109,137,173	692,961,502	731,601	614,189,597	542,295,181
—	—	—	—	—	—
—	—	—	—	—	—
—	28,523	87,270,407	—	648	—
—	—	—	—	—	—
1,680,728	421,264	—	—	336,276	322,983
—	—	—	—	—	—
—	—	—	—	—	—
2,449	—	—	357	—	—
1,260	—	1,076	—	694	861
870,244,475	109,586,960	780,232,985	731,958	614,527,215	542,619,025

1,648,603	421,059	—	333	311,710	300,779
—	24,828	87,239,062	—	450	—
—	—	—	—	—	—

26,803	3,402	26,757	24	18,471	16,542
788	168	818	—	510	550
—	—	—	—	—	—
76,489	31,396	71,563	16,002	61,246	63,023
1,752,683	480,853	87,338,200	16,359	392,387	380,894

$1,176,462,596	$155,527,961	$857,866,416	$1,016,796	$822,011,151	$803,064,332
226,982	21,040	212,402	1,323	33,675	48,005
26,994,386	6,450,564	(31,105,074)	(11,413)	(5,179,789)	(12,809,654)
(335,192,172)	(52,893,458)	(134,078,959)	(291,107)	(202,730,209)	(248,064,552)
$868,491,792	$109,106,107	$692,894,785	$715,599	$614,134,828	$542,238,131

$1,203,752,210	$162,030,631	$827,040,461	$1,022,708	$816,919,806	$790,359,733
—	—	—	—	—	—
—	—	—	—	—	—

$2,106,227	$17,641,256	$8,905,103	$71,564	$66,950	$63,190
249,462	1,992,811	831,890	8,217	8,800	8,979
$8.44	$8.85	$10.70	$8.71	$7.61	$7.04

$832,217,094	$76,030,169	$664,879,465	$500,568	$599,754,825	$542,111,493
98,534,259	8,583,264	62,125,742	57,467	78,694,678	76,985,299
$8.45	$8.86	$10.70	$8.71	$7.62	$7.04

$34,168,471	$15,434,682	$19,110,217	$71,690	$14,313,053	$63,448
4,050,765	1,746,714	1,786,831	8,235	1,881,573	9,028
$8.44	$8.84	$10.70	$8.71	$7.61	$7.03

—	—	—	$71,777	—	—
—	—	—	8,248	—	—
—	—	—	$8.70	—	—

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Assets and Liabilities — December 31, 2008

Assets	American Global Growth Trust	American Global Small Capitalization Trust	American Growth Trust	American Growth- Income Trust
Investments in unaffiliated issuers, at value	$150,321,564	$51,971,713	$1,057,832,649	$867,150,362
Investments in affiliated issuers, at value (Note 2)	—	—	—	—
Securities loaned, at value (Note 2)	—	—	—	—
Repurchase agreements, at value (Note 2)	—	—	—	—
Total investments, at value	150,321,564	51,971,713	1,057,832,649	867,150,362
Cash	—	—	—	—
Foreign currency, at value	—	—	—	—
Receivable for investments sold	117	—	82,672	12,317
Receivable for forward foreign currency exchange contracts (Note 3)	—	—	—	—
Receivable for fund shares sold	2,744,325	6,148,379	65,713,756	38,385,225
Dividends and interest receivable	—	—	—	—
Receivable for security lending income	—	—	—	—
Receivable due from adviser	555	525	—	—
Other assets	370	121	806	644
Total assets	153,066,931	58,120,738	1,123,629,883	905,548,548

Liabilities
Capital gains tax withholding	—	—	—	—
Payable for investments purchased	2,738,843	6,147,153	65,676,406	38,353,366
Payable for forward foreign currency exchange contracts (Note 3)	—	—	—	—
Payable for fund shares repurchased	115	—	80,224	10,685
Payable upon return of securities loaned (Note 2)	—	—	—	—
Options written, at value (Note 3)	—	—	—	—
Payable to affiliates
Fund administration expenses	4,674	1,380	31,355	27,090
Trustees’ fees	203	83	2,085	1,603
Investment management fees	—	—	—	—
Other payables and accrued expenses	32,219	25,522	93,177	83,541
Total liabilities	2,776,054	6,174,138	65,883,247	38,476,285

Net assets
Capital paid-in	$253,355,088	$107,280,864	$1,547,194,363	$1,263,485,330
Undistributed net investment income (loss)	41,664	11,758	265,275	233,492
Accumulated undistributed net realized gain (loss) on investments	3,885,008	(1,583,942)	173,421,713	72,035,127
Net unrealized appreciation (depreciation) on investments	(106,990,883)	(53,762,080)	(663,134,715)	(468,681,686)
Net assets	$150,290,877	$51,946,600	$1,057,746,636	$867,072,263
Investments in unaffiliated issuers, including repurchase agreements, at cost	$257,312,447	$105,733,793	$1,720,967,364	$1,335,832,048
Investments in affiliated issuers, at cost	—	—	—	—
Premiums received on written options	—	—	—	—

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	—	—	$74,600,207	$18,562,257
Shares outstanding	—	—	6,424,770	1,610,081
Net asset value, offering price and redemption price per share	—	—	$11.61	$11.53

Series II
Net assets	$150,021,093	$46,928,410	$973,559,293	$836,486,238
Shares outstanding	19,337,591	7,779,213	84,043,085	72,612,265
Net asset value, offering price and redemption price per share	$7.76	$6.03	$11.58	$11.52

Series III
Net assets	$269,784	$5,018,190	$9,587,136	$12,023,768
Shares outstanding	34,841	834,824	828,741	1,045,935
Net asset value, offering price and redemption price per share	$7.74	$6.01	$11.57	$11.50

Series NAV
Net assets	—	—	—	—
Shares outstanding	—	—	—	—
Net asset value, offering price and redemption price per share	—	—	—	—

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Assets and Liabilities — December 31, 2008

American High Income Bond Trust	American International Trust	American New World Trust	Blue Chip Growth Trust	Capital Appreciation Trust	Capital Appreciation Value Trust
$34,600,422	$706,362,537	$41,504,577	$1,657,576,881	$659,603,878	$142,608,362
—	—	—	40,969,054	16,390,000	741,750
—	—	—	41,119,310	16,223,470	718,530
—	—	—	—	18,976,000	—
34,600,422	706,362,537	41,504,577	1,739,665,245	711,193,348	144,068,642
—	—	—	—	197	—
—	—	—	—	—	—
600,996	51,744	79	2,975,532	2,100	1,738,592
—	—	—	—	—	—
—	19,477,611	585,166	2,972,996	—	590,253
—	—	—	2,068,729	1,037,202	410,400
—	—	—	93,527	8,856	837
554	—	527	—	—	—
79	628	120	1,560	1,691	18
35,202,051	725,892,520	42,090,469	1,747,777,589	712,243,394	146,808,742

—	—	—	—	—	—
—	19,452,298	584,021	22,860,739	3,760,055	4,068,887
—	—	—	—	—	—
600,111	49,480	79	1,152,767	32,950	—
—	—	—	40,969,054	16,390,000	741,750
—	—	—	—	—	99,999

1,212	21,557	1,283	56,318	23,571	3,925
45	1,435	81	5,917	1,814	47
—	—	—	140	—	—
25,463	68,424	25,345	319,329	138,595	55,248
626,831	19,593,194	610,809	65,364,264	20,346,985	4,969,856

$52,848,432	$942,396,063	$75,494,847	$2,593,025,270	$1,143,325,666	$164,508,361
10,715	171,456	11,552	1,645,388	696,979	78,443
(3,106,992)	155,389,687	(2,997,707)	(465,929,612)	(299,737,056)	(7,400,288)
(15,176,935)	(391,657,880)	(31,029,032)	(446,327,721)	(152,389,180)	(15,347,630)
$34,575,220	$706,299,326	$41,479,660	$1,682,413,325	$691,896,409	$141,838,886

$49,777,357	$1,098,020,417	$72,533,608	$2,145,019,504	$847,192,528	$158,674,941
—	—	—	$40,969,054	$16,390,000	$741,750
—	—	—	—	—	$100,549

—	$68,995,198	—	$280,870,234	$113,782,639	$387,178
—	4,821,945	—	22,961,474	18,149,593	42,945
—	$14.31	—	$12.23	$6.27	$9.02

$34,472,257	$637,025,431	$41,365,058	$102,328,491	$52,097,400	$140,643,913
4,411,353	44,536,283	5,076,691	8,380,041	8,377,168	15,597,046
$7.81	$14.30	$8.15	$12.21	$6.22	$9.02

$102,963	$278,697	$114,602	—	—	—
13,196	19,527	14,100	—	—	—
$7.80	$14.27	$8.13	—	—	—

—	—	—	$1,299,214,600	$526,016,370	$807,795
—	—	—	106,452,925	83,918,724	89,605
—	—	—	$12.20	$6.27	$9.02

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Assets and Liabilities — December 31, 2008

Assets	Classic Value Trust	Core Allocation Plus Trust	Core Equity Trust	Disciplined Diversification Trust
Investments in unaffiliated issuers, at value	$26,754,868	$55,557,612	$9,351,768	$118,198,685
Investments in affiliated issuers, at value (Note 2)	—	691,288	—	736,025
Investments in affiliated funds, at value (Note 9)	—	—	—	—
Securities loaned, at value (Note 2)	—	680,897	—	727,604
Repurchase agreements, at value (Note 2)	—	16,381,000	9,173,000	3,745,000
Total investments, at value	26,754,868	73,310,797	18,524,768	123,407,314
Cash	—	833	943	638
Foreign currency, at value	—	22,914	—	73,574
Cash collateral at broker for futures contracts	—	879,914	—	—
Receivable for investments sold	—	20,246	2,012,870	5,445
Receivable for forward foreign currency exchange contracts (Note 3)	—	101,833	—	—
Receivable for fund shares sold	133,253	540,326	1,538,338	226,367
Dividends and interest receivable	102,989	216,630	10,102	473,341
Receivable for security lending income	142	745	12,731	2,260
Swap contracts, at value (Note 3)	—	8,604	—	—
Receivable for futures variation margin	—	50,803	—	—
Receivable due from adviser	—	—	—	3,482
Other assets	—	43	143	93
Total assets	26,991,252	75,153,688	22,099,895	124,192,514

Liabilities
Payable for investments purchased	465,802	2,485,451	—	2,782,648
Payable for delayed delivery securities purchased	—	1,213,281	—	—
Payable for forward foreign currency exchange contracts (Note 3)	—	45,586	—	—
Payable for fund shares repurchased	27,582	—	15	480
Payable upon return of securities loaned (Note 2)	—	691,288	—	736,025
Options written, at value (Note 3)	—	11,330	—	—
Payable to affiliates
Fund administration expenses	875	1,870	1,833	3,357
Trustees’ fees	217	42	803	80
Investment management fees	—	—	7,184	—
Other payables and accrued expenses	31,607	99,125	69,530	59,016
Total liabilities	526,083	4,547,973	79,365	3,581,606

Net assets
Capital paid-in	$61,602,505	$84,181,601	$415,492,761	$145,697,713
Undistributed net investment income (loss)	190,849	(63,147)	230,006	(9,717)
Accumulated undistributed net realized gain (loss) on investments	(34,734,078)	(7,323,564)	(388,055,829)	(119,116)
Net unrealized appreciation (depreciation) on investments	(594,107)	(6,189,175)	(5,646,408)	(24,957,972)
Net assets	$26,465,169	$70,605,715	$22,020,530	$120,610,908
Investments in unaffiliated issuers, including repurchase agreements, at cost	$27,348,975	$78,978,231	$24,171,176	$147,633,664
Investments in affiliated issuers, at cost	—	$691,288	—	$736,025
Foreign currency, at cost	—	$22,914	—	$74,177
Premiums received on written options	—	$14,965	—	—

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$8,739,690	$11,010,187	$1,032,537	$726,805
Shares outstanding	1,368,349	1,295,893	218,719	81,641
Net asset value, offering price and redemption price per share	$6.39	$8.50	$4.72	$8.90

Series II
Net assets	$10,559,839	$56,002,604	$19,142,449	$117,396,730
Shares outstanding	1,652,230	6,585,297	4,086,735	13,172,798
Net asset value, offering price and redemption price per share	$6.39	$8.50	$4.68	$8.91

Series NAV
Net assets	$7,165,640	$3,592,924	$1,845,544	$2,487,373
Shares outstanding	1,121,178	422,967	391,261	279,426
Net asset value, offering price and redemption price per share	$6.39	$8.49	$4.72	$8.90

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Assets and Liabilities — December 31, 2008

Emerging Markets Value Trust	Emerging Small Company Trust	Equity-Income Trust	Financial Services Trust	Franklin Templeton Founding Allocation Trust	Fundamental Value Trust
$283,493,049	$92,966,547	$1,243,359,370	$77,563,322	—	$1,330,593,898
18,490,537	9,201,416	59,588,626	1,467,050	—	30,781,650
—	—	—	—	$1,124,376,719 [1]	—
17,798,163	9,252,098	58,983,054	1,438,839	—	30,033,916
1,860,000	2,051,000	—	—	—	—
321,641,749	113,471,061	1,361,931,050	80,469,211	1,124,376,719	1,391,409,464
95	533	—	623	—	1,169
953,979	36,252	—	—	—	6
—	—	—	—	—	—
—	333,625	—	—	—	1,665,858
—	—	—	—	—	—
9,512	43,241	795,742	—	562,830	9,960,749
372,106	111,601	3,420,807	20,362	—	1,411,900
28,432	19,793	194,436	2,490	—	195,227
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	3,514	—
226	—	141	—	2,059	1,399
323,006,099	114,016,106	1,366,342,176	80,492,686	1,124,945,122	1,404,645,772

1,165,063	400,519	7,851,332	—	548,406	—
—	—	—	—	—	—
—	—	—	—	—	—
—	43,674	89,178	182,930	—	1,004,433
18,490,537	9,201,416	59,588,626	1,467,050	—	30,781,650
—	—	—	—	—	—

8,887	3,195	42,741	2,520	36,084	41,207
915	329	3,071	303	1,229	2,920
—	—	—	666	—	—
254,330	47,519	237,854	38,607	117,596	703,716
19,919,732	9,696,652	67,812,802	1,692,076	703,315	32,533,926

$593,945,354	$170,893,555	$1,851,776,768	$116,151,965	$1,762,965,969	$2,092,161,132
417,889	(49)	9,664,571	66,295	112,206	2,386,661
(18,823,470)	(36,384,400)	(110,354,086)	(1,503,080)	(14,590,356)	(162,107,862)
(272,453,406)	(30,189,652)	(452,557,879)	(35,914,570)	(624,246,012)	(560,328,085)
$303,086,367	$104,319,454	$1,298,529,374	$78,800,610	$1,124,241,807	$1,372,111,846

$575,567,342	$134,458,903	$1,754,896,810	$114,916,868	—	$1,920,957,224
$18,490,537	$9,201,416	$59,588,626	$1,467,050	$1,748,622,731	$30,781,650
$948,314	$36,414	—	—	—	$6
—	—	—	—	—	—

$3,062,875	$82,238,026	$343,711,099	$33,318,991	$11,814,138	$405,951,481
454,641	5,920,912	34,519,739	4,424,946	1,604,268	41,460,230
$6.74	$13.89	$9.96	$7.53	$7.36	$9.79

—	$20,502,604	$146,598,067	$25,924,058	$1,111,441,264	$282,450,886
—	1,498,588	14,756,041	3,454,069	150,678,997	28,898,186
—	$13.68	$9.93	$7.51	$7.38	$9.77

$300,023,492	$1,578,824	$808,220,208	$19,557,561	$986,405	$683,709,479
44,577,349	113,372	81,398,358	2,600,447	133,997	70,043,005
$6.73	$13.93	$9.93	$7.52	$7.36	$9.76

1	See note 10.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Assets and Liabilities — December 31, 2008

Assets	Global Trust	Global Allocation Trust	Global Real Estate Trust	Growth Equity Trust
Investments in unaffiliated issuers, at value	$505,779,731	$169,143,067	$471,301,524	$290,419,988
Investments in affiliated issuers, at value (Note 2)	9,684,250	2,730,409	8,344,489	951,400
Securities loaned, at value (Note 2)	9,598,206	2,723,113	8,033,503	941,638
Repurchase agreements, at value (Note 2)	21,150,000	4,836,000	3,773,000	11,474,000
Total investments, at value	546,212,187	179,432,589	491,452,516	303,787,026
Cash	447	108	430	136
Foreign currency, at value	15,550	1,189,131	6,513,707	—
Cash collateral at broker for futures contracts	—	6,814,718	—	—
Receivable for investments sold	—	606,125	2,816,829	1,055,578
Receivable for forward foreign currency exchange contracts (Note 3)	—	682,443	2,751,049	—
Receivable for fund shares sold	534,334	3,382,816	144	—
Dividends and interest receivable	919,606	565,812	3,079,025	268,386
Receivable for security lending income	7,248	1,344	10,841	2,995
Receivable for futures variation margin	—	251,845	—	—
Receivable due from adviser	—	—	—	—
Other assets	650	153	540	751
Total assets	547,690,022	192,927,084	506,625,081	305,114,872

Liabilities
Payable for investments purchased	—	610,432	4,684,940	5,473,606
Payable for delayed delivery securities purchased	—	—	—	—
Payable for forward foreign currency exchange contracts (Note 3)	—	819,091	14,350,298	—
Payable for fund shares repurchased	207,985	90,840	—	—
Payable upon return of securities loaned (Note 2)	9,684,250	2,730,409	8,344,489	951,400
Options written, at value (Note 3)	—	—	—	—
Payable to affiliates
Fund administration expenses	16,793	5,958	14,037	9,289
Trustees’ fees	864	380	932	637
Investment management fees	—	—	—	—
Other payables and accrued expenses	333,369	150,129	410,000	81,894
Total liabilities	10,243,261	4,407,239	27,804,696	6,516,826

Net assets
Capital paid-in	$873,911,201	$301,452,058	$871,889,372	$504,347,816
Undistributed net investment income (loss)	1,027,647	(1,692,153)	11,983,521	376,994
Accumulated undistributed net realized gain (loss) on investments	(56,769,508)	(46,377,537)	(214,025,769)	(93,533,797)
Net unrealized appreciation (depreciation) on investments	(280,722,579)	(64,862,523)	(191,026,739)	(112,592,967)
Net assets	$537,446,761	$188,519,845	$478,820,385	$298,598,046
Investments in unaffiliated issuers, including repurchase agreements, at cost	$817,220,403	$241,231,190	$662,568,945	$415,428,593
Investments in affiliated issuers, at cost	$9,684,250	$2,730,409	$8,344,489	$951,400
Foreign currency, at cost	$16,054	$1,117,768	$6,527,913	—
Premiums received on written options	—	—	—	—

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$131,396,684	$42,876,835	$103,391	—
Shares outstanding	12,467,730	6,283,932	16,747	—
Net asset value, offering price and redemption price per share	$10.54	$6.82	$6.17	—

Series II
Net assets	$30,944,252	$133,079,732	—	—
Shares outstanding	2,945,090	19,599,345	—	—
Net asset value, offering price and redemption price per share	$10.51	$6.79	—	—

Series NAV
Net assets	$375,105,825	$12,563,278	$478,716,994	$298,598,046
Shares outstanding	35,625,696	1,846,922	77,552,217	40,056,810
Net asset value, offering price and redemption price per share	$10.53	$6.80	$6.17	$7.45

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Assets and Liabilities — December 31, 2008

Health Sciences Trust	Income and Value Trust	International Core Trust	International Opportunities Trust	International Small Cap Trust	International Small Company Trust
$165,313,338	$265,218,635	$673,667,290	$438,839,986	$214,300,297	$227,672,615
—	3,774,889	17,412,380	29,527,759	7,222,079	9,383,504
—	3,770,555	16,343,436	28,652,694	6,758,248	8,812,488
619,000	12,718,000	2,982,000	45,521,000	1,378,000	839,000
165,932,338	285,482,079	710,405,106	542,541,439	229,658,624	246,707,607
184	110	599	683	12	950
—	6,926	899,771	2,677,087	7,038,935	484,755
—	—	9,490,000	—	—	—
566,088	1,156,526	1,057,386	150,174	56,653	—
—	14,562	17,296,043	—	—	—
—	14,330	137,493	—	132,231	—
156,278	1,439,560	1,239,924	855,497	506,229	419,039
—	10,463	41,707	17,002	23,372	19,700
—	—	12,136	—	—	—
—	12	—	—	—	—
32	—	429	750	—	343
166,654,920	288,124,568	740,580,594	546,242,632	237,416,056	247,632,394

1,075,600	2,096,449	—	6,456,246	44,210	129,562
—	10,138,318	—	—	—	—
—	9,464	4,792,266	—	—	—
175,115	342,216	13,224	63,886	5,735	—
—	3,774,889	17,412,380	29,527,759	7,222,079	9,383,504
5,114,461	—	—	—	—	—

5,210	9,201	21,517	14,475	7,166	7,314
373	411	1,648	1,575	703	483
—	—	—	—	—	—
107,758	135,119	752,926	495,347	409,354	194,694
6,478,517	16,506,067	22,993,961	36,559,288	7,689,247	9,715,557

$203,926,263	$396,051,425	$1,039,410,799	$936,888,300	$405,581,589	$422,866,803
—	662,398	(2,594,424)	340,992	962,246	396,374
(2,217,706)	(66,905,052)	(21,139,964)	(250,073,653)	20,028,772	11,552
(41,532,154)	(58,190,270)	(298,089,778)	(177,472,295)	(196,845,798)	(185,357,892)
$160,176,403	$271,618,501	$717,586,633	$509,683,344	$229,726,809	$237,916,837

$205,860,016	$339,899,566	$1,001,164,317	$690,381,236	$419,378,792	$422,681,282
—	$3,774,889	$17,412,380	$29,527,759	$7,222,079	$9,383,504
—	$7,598	$897,571	$2,782,310	$6,923,888	$483,288
$3,511,093	—	—	—	—	—

$91,437,579	$222,760,317	$64,275,417	$4,000,002	$50,557,343	—
8,833,241	31,168,838	7,915,245	485,411	6,064,778	—
$10.35	$7.15	$8.12	$8.24	$8.34	—

$47,541,936	$47,525,390	$26,437,809	$31,574,029	$23,979,032	—
4,668,895	6,678,256	3,232,787	3,817,788	2,856,465	—
$10.18	$7.12	$8.18	$8.27	$8.39	—

$21,196,888	$1,332,794	$626,873,407	$474,109,313	$155,190,434	$237,916,837
2,043,102	186,517	77,395,309	57,568,555	18,687,235	36,439,958
$10.37	$7.15	$8.10	$8.24	$8.30	$6.53

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Assets and Liabilities — December 31, 2008

Assets	International Value Trust	Large Cap Trust	Large Cap Value Trust	Mid Cap Intersection Trust
Investments in unaffiliated issuers, at value	$819,114,102	$289,161,234	$297,544,596	$76,330,926
Investments in affiliated issuers, at value (Note 2)	48,144,792	5,566,200	5,747,200	4,774,585
Securities loaned, at value (Note 2)	45,199,410	5,477,182	5,793,021	4,750,445
Repurchase agreements, at value (Note 2)	—	5,728,000	73,000	896,000
Total investments, at value	912,458,304	305,932,616	309,157,817	86,751,956
Cash	53,340	70	717	544
Foreign currency, at value	16,171	—	—	—
Receivable for investments sold	—	196,141	281,489	95,404
Receivable for forward foreign currency exchange contracts (Note 3)	—	—	—	—
Receivable for fund shares sold	132,691	32,266	5,158	44,479
Dividends and interest receivable	1,601,287	697,320	407,497	170,859
Receivable for security lending income	127,326	5,876	2,974	5,288
Receivable for futures variation margin	—	—	—	—
Receivable due from adviser	—	—	—	—
Other assets	447	544	1,302	—
Total assets	914,389,566	306,864,833	309,856,954	87,068,530

Liabilities
Payable for investments purchased	—	83,093	301,453	—
Payable for forward foreign currency exchange contracts (Note 3)	—	—	—	—
Payable for fund shares repurchased	431,802	1,800	930,413	610
Payable upon return of securities loaned (Note 2)	48,144,792	5,566,200	5,747,200	4,774,585
Options written, at value (Note 3)	—	—	—	—
Payable to affiliates
Fund administration expenses	25,880	10,143	11,590	3,178
Trustees’ fees	2,247	522	1,242	409
Investment management fees	3,112	—	—	—
Payable for affiliate Portfolio	—	—	—	—
Other payables and accrued expenses	929,892	119,881	92,435	50,280
Total liabilities	49,537,725	5,781,639	7,084,333	4,829,062

Net assets
Capital paid-in	$1,329,169,479	$930,398,041	$535,607,602	$206,842,647
Undistributed net investment income (loss)	1,900,823	1,382,261	1,770,113	365,737
Accumulated undistributed net realized gain (loss) on investments	28,394,198	(497,528,659)	(153,138,595)	(94,876,414)
Net unrealized appreciation (depreciation) on investments	(494,612,659)	(133,168,449)	(81,466,499)	(30,092,502)
Net assets	$864,851,841	$301,083,194	$302,772,621	$82,239,468
Investments in unaffiliated issuers, including repurchase agreements, at cost	$1,358,866,689	$433,534,865	$384,877,116	$112,069,873
Investments in affiliated issuers, at cost	$48,144,792	$5,566,200	$5,747,200	$4,774,585
Foreign currency, at cost	$16,167	—	—	—
Premiums received on written options	—	—	—	—

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$164,532,676	$144,579,415	$37,229,991	$58,832
Shares outstanding	18,168,537	16,918,805	2,649,226	8,739
Net asset value, offering price and redemption price per share	$9.06	$8.55	$14.05	$6.73

Series II
Net assets	$118,481,430	$9,389,325	$23,844,468	$2,711,722
Shares outstanding	13,106,179	1,101,195	1,701,060	403,254
Net asset value, offering price and redemption price per share	$9.04	$8.53	$14.02	$6.72

Series NAV
Net assets	$581,837,735	$147,114,454	$241,698,162	$79,468,914
Shares outstanding	64,603,811	17,266,556	17,196,643	11,807,294
Net asset value, offering price and redemption price per share	$9.01	$8.52	$14.05	$6.73

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Assets and Liabilities — December 31, 2008

Mid Cap Stock Trust	Mid Cap Value Trust	Mid Cap Value Equity Trust	Mid Value Trust	Mutual Shares Trust	Natural Resources Trust
$512,872,699	$166,217,357	$43,706,464	$108,597,980	$354,402,685	$337,558,615
59,648,600	—	2,733,824	7,151,453	27,381,035	23,747,975
59,384,143	—	2,688,882	7,200,173	26,976,912	23,496,809
22,300,000	11,018,000	—	—	12,317,000	8,500,000
654,205,442	177,235,357	49,129,170	122,949,606	421,077,632	393,303,399
57,347	991	196,986	—	1,461	67,138
—	—	—	2,941	680,343	62,609
1,017,783	1,336,168	2,792,138	251,001	2,168,370	—
—	—	—	—	4,804,563	—
—	804,245	—	—	542,902	187,666
387,714	398,512	106,971	247,129	854,509	1,060,176
60,837	7,209	11,410	7,378	12,503	17,307
—	—	—	—	—	—
—	11	2	10	2,889	—
413	—	—	—	659	378
655,729,536	179,782,493	52,236,677	123,458,065	430,145,831	394,698,673

6,520,056	—	1,979,651	332,958	6,297,752	334,876
—	—	—	—	4,828,395	—
159,773	237,089	—	771,867	—	210,514
59,648,600	—	2,733,824	7,151,453	27,381,035	23,747,975
—	—	—	—	9,141	—

18,819	6,282	1,508	3,903	12,273	11,348
2,116	744	160	206	421	416
—	—	—	—	—	—
304,768	—	—	—	—	—
189,742	65,284	44,015	57,405	207,437	200,137
66,843,874	309,399	4,759,158	8,317,792	38,736,454	24,505,266

$1,001,459,168	$352,286,023	$77,096,874	$168,393,146	$601,849,912	$467,029,804
—	1,066,528	249,107	482,521	12,478,891	1,539,235
(294,344,691)	(70,369,489)	(7,478,670)	(19,351,184)	(51,081,586)	105,450,732
(118,228,815)	(103,509,968)	(22,389,792)	(34,384,210)	(171,837,840)	(203,826,364)
$588,885,662	$179,473,094	$47,477,519	$115,140,273	$391,409,377	$370,193,407

$712,785,077	$280,745,325	$68,785,138	$150,182,447	$565,583,857	$573,379,844
$59,648,600	—	$2,733,824	$7,151,453	$27,381,035	$23,747,975
—	—	—	$2,974	$652,973	$63,301
—	—	—	—	$32,590	—

$186,037,490	$86,846,443		$32,575,868	$18,392,703	$14,290,762
21,293,962	11,888,615	—	4,835,213	2,508,131	1,064,295
$8.74	$7.31	—	$6.74	$7.33	$13.43

$106,565,242	$79,012,244	—	$7,951,231	—	$111,869,839
12,403,289	10,843,337	—	1,180,242	—	8,393,983
$8.59	$7.29	—	$6.74	—	$13.33

$296,282,930	$13,614,407	$47,477,519	$74,613,174	$373,016,674	$244,032,806
33,794,331	1,866,616	6,343,741	11,107,032	50,872,323	18,309,346
$8.77	$7.29	$7.48	$6.72	$7.33	$13.33

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Assets and Liabilities — December 31, 2008

Assets	Optimized All Cap Trust	Optimized Value Trust	Overseas Equity Trust	Pacific Rim Trust
Investments in unaffiliated issuers, at value	$1,094,345,453	$319,646,613	$273,837,398	$75,620,847
Investments in affiliated issuers, at value (Note 2)	39,127,750	9,807,200	8,034,680	679,800
Securities loaned, at value (Note 2)	38,918,128	9,796,684	7,735,977	639,959
Repurchase agreements, at value (Note 2)	15,757,000	14,731,000	12,657,000	2,078,000
Total investments, at value	1,188,148,331	353,981,497	302,265,055	79,018,606
Cash	971	266	698	831
Foreign currency, at value	—	—	2,861,508	856,007
Receivable for investments sold	1,173,099	—	438,811	—
Receivable for forward foreign currency exchange contracts (Note 3)	—	—	823,118	—
Receivable for fund shares sold	208,125	44,295	37,959	10,359
Dividends and interest receivable	1,867,532	685,535	376,163	60,162
Receivable for security lending income	31,970	6,305	14,048	1,612
Receivable for futures variation margin	—	—	—	—
Receivable due from adviser	—	—	—	—
Other assets	2,476	714	3,646	—
Total assets	1,191,432,504	354,718,612	306,821,006	79,947,577

Liabilities
Payable for investments purchased	1,652,653	—	787,178	—
Payable for forward foreign currency exchange contracts (Note 3)	—	—	533,918	—
Payable for fund shares repurchased	2,588,669	1,123	2,841	134,293
Payable for tax expense	—	—	—	—
Payable upon return of securities loaned (Note 2)	39,127,750	9,807,200	8,034,680	679,800
Payable to affiliates
Fund administration expenses	36,906	12,826	8,625	2,397
Trustees’ fees	4,610	1,424	831	186
Investment management fees	22,993	—	—	—
Other payables and accrued expenses	345,360	100,069	392,422	167,666
Total liabilities	43,778,941	9,922,642	9,760,495	984,342

Net assets
Capital paid-in	$2,256,634,953	$790,159,483	$516,498,317	$125,089,978
Undistributed net investment income (loss)	4,723,024	1,582,779	329,578	19,755
Accumulated undistributed net realized gain (loss) on investments	(765,043,708)	(357,996,657)	(117,071,617)	(19,734,682)
Net unrealized appreciation (depreciation) on investments	(348,660,706)	(88,949,635)	(102,695,767)	(26,411,816)
Net assets	$1,147,653,563	$344,795,970	$297,060,511	$78,963,235
Investments in unaffiliated issuers, including repurchase agreements, at cost	$1,497,682,413	$433,124,117	$397,201,845	$104,765,413
Investments in affiliated issuers, at cost	$39,127,750	$9,807,200	$8,034,680	$679,800
Foreign currency, at cost	—	—	$2,874,882	$841,206

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$126,803,977	$216,159	—	$55,626,633
Shares outstanding	14,720,688	29,869	—	9,275,649
Net asset value, offering price and redemption price per share	$8.61	$7.24	—	$6.00

Series II
Net assets	$63,141,696	$13,107,271	$3,481,787	$16,729,002
Shares outstanding	7,334,689	1,799,298	466,454	2,794,150
Net asset value, offering price and redemption price per share	$8.61	$7.28	$7.46	$5.99

Series NAV
Net assets	$957,707,890	$331,472,540	$293,578,724	$6,607,600
Shares outstanding	110,802,448	45,814,980	39,592,933	1,095,337
Net asset value, offering price and redemption price per share	$8.64	$7.24	$7.41	$6.03

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Assets and Liabilities — December 31, 2008

Real Estate Equity Trust	Real Estate Securities Trust	Science & Technology Trust	Small Cap Growth Trust	Small Cap Intrinsic Value Trust	Small Cap Opportunities Trust
$156,661,258	$290,300,055	$177,311,784	$211,314,235	$38,880,708	$133,504,321
34,206,646	9,468,100	6,947,975	25,699,773	3,315,075	8,269,026
34,862,882	9,488,622	6,766,482	25,506,817	3,401,900	8,208,504
—	6,953,000	3,421,000	8,101,000	153,000	3,600,000
225,730,786	316,209,777	194,447,241	270,621,825	45,750,683	153,581,851
107,204	517	3,627	387	927	1,612
—	—	508,721	—	—	—
2,056,182	4,053,378	394,439	4,607,036	66,253	2,642,792
—	—	—	—	—	—
—	257,916	—	13,821	57,696	46,044
1,835,547	2,331,643	81,693	61,421	11,418	380,347
55,471	4,892	6,652	23,702	5,827	23,725
—	—	—	—	—	—
—	—	—	6	—	—
61	—	—	—	—	—
229,785,251	322,858,123	195,442,373	275,328,198	45,892,804	156,676,371

1,491,461	9,388,603	3,952,592	9,931,267	—	3,419,607
—	—	—	—	—	—
562,189	435,223	398,633	479,845	—	40,207
—	—	—	—	113,231	—
34,206,646	9,468,100	6,947,975	25,699,773	3,315,075	8,269,026

4,974	7,985	2,537	8,367	1,330	4,523
565	1,495	283	1,147	264	87
—	—	—	—	—	—
53,366	74,575	120,615	166,261	41,598	43,581
36,319,201	19,375,981	11,422,635	36,286,660	3,471,498	11,777,031

$335,683,977	$590,978,095	$1,218,028,901	$368,674,253	$116,181,773	$252,126,642
2,673,107	3,773,883	—	—	559,679	(1,482)
(65,703,007)	(178,589,301)	(952,505,000)	(92,940,878)	(28,156,915)	(72,073,246)
(79,188,027)	(112,680,535)	(81,504,163)	(36,691,837)	(46,163,231)	(35,152,574)
$193,466,050	$303,482,142	$184,019,738	$239,041,538	$42,421,306	$144,899,340

$270,712,167	$419,422,212	$268,989,929	$281,613,889	$88,598,806	$180,465,027
$34,206,646	$9,468,100	$6,947,975	$25,699,773	$3,315,075	$8,269,026
—	—	$523,303	—	—	—

—	$88,927,470	$150,649,593	$31,162,410	$4,790	$32,685,273
—	12,528,510	18,271,057	5,056,345	998	2,897,691
—	$7.10	$8.25	$6.16	$4.80	$11.28

—	$61,091,759	$30,084,770	$27,208,074	—	$26,087,210
—	8,590,818	3,684,883	4,457,978	—	2,319,146
—	$7.11	$8.16	$6.10	—	$11.25

$193,466,050	$153,462,913	$3,285,375	$180,671,054	$42,416,516	$86,126,857
32,848,312	21,736,722	397,494	29,256,762	8,831,840	7,686,817
$5.89	$7.06	$8.27	$6.18	$4.80	$11.20

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Assets and Liabilities — December 31, 2008

Assets	Small Cap Value Trust	Small Company Trust	Small Company Growth Trust	Small Company Value Trust
Investments in unaffiliated issuers, at value	$256,841,766	$4,549,098	$117,233,856	$432,772,224
Investments in affiliated issuers, at value (Note 2)	15,911,275	—	15,473,291	41,978,393
Securities loaned, at value (Note 2)	15,823,250	—	15,323,521	42,212,698
Repurchase agreements, at value (Note 2)	4,023,000	—	6,031,000	—
Total investments, at value	292,599,291	4,549,098	154,061,668	516,963,315
Cash	570	—	826	—
Foreign currency, at value	—	—	—	—
Cash collateral at broker for futures contracts	—	—	—	—
Receivable for investments sold	2,008,475	—	713,135	244,959
Receivable for forward foreign currency exchange contracts (Note 3)	—	—	—	—
Receivable for fund shares sold	—	—	—	1,258
Dividends and interest receivable	726,840	17,834	75,520	842,599
Receivable for security lending income	36,165	263	58,957	34,604
Receivable for futures variation margin	—	—	—	—
Receivable due from adviser	—	709	—	—
Receivable for affiliate portfolio	—	—	—	—
Other assets	—	—	158	234
Total assets	295,371,341	4,567,904	154,910,264	518,086,969

Liabilities
Due to custodian	—	—	—	—
Payable for investments purchased	265,106	162,902	879,748	3,084,052
Payable for forward foreign currency exchange contracts (Note 3)	—	—	—	—
Payable for fund shares repurchased	368,368	2,318	—	24,047
Payable upon return of securities loaned (Note 2)	15,911,275	—	15,473,291	41,978,393
Payable to affiliates
Fund administration expenses	8,513	864	4,219	14,469
Trustees’ fees	620	130	252	1,150
Investment management fees	—	—	—	—
Other payables and accrued expenses	76,833	69,046	60,771	123,566
Total liabilities	16,630,715	235,260	16,418,281	45,225,677

Net assets
Capital paid-in	$393,613,145	$23,863,145	$212,710,924	$522,258,942
Undistributed net investment income (loss)	726,982	(890)	—	221,945
Accumulated undistributed net realized gain (loss) on investments	(19,557,965)	(19,671,126)	(22,110,835)	37,365,771
Net unrealized appreciation (depreciation) on investments	(96,041,536)	141,515	(52,108,106)	(86,985,366)
Net assets	$278,740,626	$4,332,644	$138,491,983	$472,861,292
Investments in unaffiliated issuers, including repurchase agreements, at cost	$372,729,552	$4,407,559	$190,696,483	$561,970,288
Investments in affiliated issuers, at cost	$15,911,275	—	$15,473,291	$41,978,393
Foreign currency, at cost	—	—	—	—

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$96,341,228	$1,737,967	—	$108,135,290
Shares outstanding	8,195,288	271,772	—	8,338,285
Net asset value, offering price and redemption price per share	$11.76	$6.39	—	$12.97

Series II
Net assets	$48,039,264	$2,012,387	—	$81,945,652
Shares outstanding	4,094,172	318,301	—	6,359,850
Net asset value, offering price and redemption price per share	$11.73	$6.32	—	$12.88

Series NAV
Net assets	$134,360,134	$582,290	$138,491,983	$282,780,350
Shares outstanding	11,450,898	90,880	14,514,661	21,852,881
Net asset value, offering price and redemption price per share	$11.73	$6.41	$9.54	$12.94

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Assets and Liabilities — December 31, 2008

Smaller Company Growth Trust	U.S. Large Cap Trust	U.S. Multi Sector Trust	Utilities Trust	Value Trust	Value & Restructuring Trust	Vista Trust
$90,654,100	$209,748,064	$483,744,649	$130,120,613	$145,954,418	$262,201,231	$42,297,564
—	7,168,825	4,663,450	6,022,040	12,334,050	13,126,000	2,892,298
—	7,160,723	4,678,261	6,338,864	12,258,966	13,161,016	2,895,490
2,279,000	7,039,000	17,435,000	—	—	8,477,000	1,307,000
92,933,100	231,116,612	510,521,360	142,481,517	170,547,434	296,965,247	49,392,352
—	483	625	1,889,079	10,363,083	458	405
—	—	—	258,891	—	22,320	—
250,000	—	900,000	—	—	—	—
348,509	—	—	1,461,295	—	—	—
—	—	—	680,015	—	—	5,879
—	71,453	—	6,288	31,812	—	—
60,643	671,917	824,994	428,244	268,157	570,808	46,319
—	14,511	—	—	11,023	8,212	4,423
60,060	—	89,845	—	—	—	—
—	—	—	—	7	—	—
—	304,768	—	—	—	—	—
—	374	407	196	—	595	5
93,652,312	232,180,118	512,337,231	147,205,525	181,221,516	297,567,640	49,449,383

16,009	—	—	—	—	—	—
855,604	—	—	1,179,406	427,516	—	—
—	—	—	137,051	—	—	70,439
—	80,629	—	478,210	288,029	—	—
—	7,168,825	4,663,450	6,022,040	12,334,050	13,126,000	2,892,298

7,235	10,868	19,144	4,738	5,221	8,613	1,476
—	1,624	1,443	462	448	1,007	172
—	—	—	—	—	—	—
30,104	106,289	162,748	131,922	50,404	98,289	53,262
908,952	7,368,235	4,846,785	7,953,829	13,105,668	13,233,909	3,017,647

$98,520,665	$671,138,833	$824,665,283	$204,993,130	$284,071,391	$499,389,595	$58,109,434
(384)	1,066,345	2,560,238	1,292,425	805,382	1,475,912	64,561
(2,392,732)	(387,386,743)	(203,551,016)	(14,416,937)	(44,039,183)	(76,529,311)	(4,706,971)
(3,384,189)	(60,006,552)	(116,184,059)	(52,616,922)	(72,721,742)	(140,002,465)	(7,035,288)
$92,743,360	$224,811,883	$507,490,446	$139,251,696	$168,115,848	$284,333,731	$46,431,736

$96,458,309	$283,954,339	$622,077,909	$189,616,715	$230,935,126	$423,838,408	$53,470,602
—	$7,168,825	$4,663,450	$6,022,040	$12,334,050	$13,126,000	$2,892,298
—	—	—	$263,225	—	$26,250	—

—	$169,851,280		$94,491,463	$132,902,810
—	17,943,380	—	11,572,851	13,503,368	—	—
—	$9.47	—	$8.16	$9.84	—	—

—	$47,223,268	—	$30,074,106	$26,631,805	—	—
—	4,994,651	—	3,706,583	2,713,072	—	—
—	$9.45	—	$8.11	$9.82	—	—

$92,743,360	$7,737,335	$507,490,446	$14,686,127	$8,581,233	$284,333,731	$46,431,736
8,740,854	819,386	53,716,327	1,800,352	872,650	33,778,155	5,256,221
$10.61	$9.44	$9.45	$8.16	$9.83	$8.42	$8.83

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Operations — December 31, 2008

Investment income	All Cap Core Trust	All Cap Growth Trust	All Cap Value Trust	Alpha Opportunities Trust[1]
Dividends	$15,330,435	$3,147,651	$1,787,417	$937,144
Interest	1,407,606	202,532	31,105	17,882
Securities lending	138,519	35,383	19,327	59,079
Income from affiliated issuers	23,120	10,919	5,658	—
Less foreign taxes withheld	—	(23,784)	(6,011)	(14,130)
Total investment income	16,899,680	3,372,701	1,837,496	999,975

Expenses
Investment management fees (Note 6)	6,588,339	2,364,027	908,334	565,837
Series I distribution and service fees (Note 6)	64,539	74,199	24,646	—
Series II distribution and service fees (Note 6)	33,839	48,580	103,896	—
Series III distribution and service fees (Note 6)	—	—	—	—
Fund administration fees (Note 6)	135,253	45,035	17,097	10,683
Audit and legal fees	42,337	35,732	27,593	19,187
Printing and postage fees (Note 6)	85,795	60,416	16,129	478
Custodian fees	112,235	115,043	34,079	2,796
Trustees’ fees (Note 7)	18,623	6,849	3,200	147
Registration and filing fees	15,407	5,511	1,868	2,125
Miscellaneous	5,599	2,255	1,667	—
Total expenses	7,101,966	2,757,647	1,138,509	601,253
Less: expense reductions (Note 6)	(16,765)	(5,536)	(1,989)	—
Net expenses	7,085,201	2,752,111	1,136,520	601,253
Net investment income (loss)	9,814,479	620,590	700,976	398,722

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	(316,891,497)	(64,534,472)	(9,042,887)	(20,817,788)
Investments in affiliated underlying funds	—	—	—	—
Capital gain distributions received from underlying funds	—	—	—	—
Futures contracts	(33,507,000)	—	—	—
Foreign currency transactions	—	(135,937)	—	430
	(350,398,497)	(64,670,409)	(9,042,887)	(20,817,358)

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	(78,586,345)	(87,388,386)	(27,120,881)	2,018,606
Futures contracts	1,553,691	—	—	—
Translation of assets and liabilities in foreign currencies	—	(4,189)	—	96
	(77,032,654)	(87,392,575)	(27,120,881)	2,018,702
Net realized and unrealized gain (loss)	(427,431,151)	(152,062,984)	(36,163,768)	(18,798,656)

Increase (decrease) in net assets from operations	($417,616,672)	($151,442,394)	($35,462,792)	($18,399,934)

1	Period from 10-7-08 (commencement of operations) on 12-31-08.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Operations — December 31, 2008

American Asset Allocation Trust[1]	American Blue Chip Income and Growth Trust[2]	American Bond Trust[2]	American Diversified Growth & Income Trust[3]	American Fundamental Holdings Trust	American Global Diversification Trust
$28,488,859	$3,277,136	$50,357,172	$20,893	$21,528,396	$19,333,390
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
28,488,859	3,277,136	50,357,172	20,893	21,528,396	19,333,390

—	—	—	185	168,920	198,026
3,344	100,093	46,244	248	509	498
5,364,495	756,890	6,021,332	2,173	2,737,701	3,238,531
27,238	11,665	14,910	104	13,419	208
118,990	22,283	150,755	71	60,873	69,080
32,750	25,197	38,504	13,537	22,413	23,027
79,228	13,040	90,221	81	44,040	49,270
11,250	11,250	11,250	7,000	11,217	11,217
14,242	2,686	17,744	12	7,306	8,460
14,552	3,943	16,711	30	13,644	13,436
1,538	539	2,916	2	685	863
5,667,627	947,586	6,410,587	23,443	3,080,727	3,612,616
(53,745)	—	—	(20,667)	(168,920)	(198,025)
5,613,882	947,586	6,410,587	2,776	2,911,807	3,414,591
22,874,977	2,329,550	43,946,585	18,117	18,616,589	15,918,799

(2,213,106)	(1,633,093)	(31,489,972)	(11,413)	(5,179,787)	(12,809,652)
—	—	—	—	—	—
30,018,812	9,394,930	2,351,424	—	24,058,485	30,956,555
—	—	—	—	—	—
—	—	—	—	—	—
27,805,706	7,761,837	(29,138,548)	(11,413)	18,878,698	18,146,903
(317,378,019)	(71,467,651)	(106,687,057)	(291,107)	(201,696,561)	(246,855,992)
—	—	—	—	—	—
—	—	—	—	—	—
(317,378,019)	(71,467,651)	(106,687,057)	(291,107)	(201,696,561)	(246,855,992)
(289,572,313)	(63,705,814)	(135,825,605)	(302,520)	(182,817,863)	(228,709,089)

($266,697,336)	($61,376,264)	($91,879,020)	($284,403)	($164,201,274)	($212,790,290)

1	Series I and Series III shares began operation on 4-28-08 and 1-2-08, respectively.
2	Series III shares began operation on 1-2-08.
3	Period from 7-1-08 (commencement of operations) to 12-31-08.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Operations — December 31, 2008

Investment income	American Global Growth Trust[1]	American Global Small Capitalization Trust[1]	American Growth Trust[1]	American Growth- Income Trust[1]
Dividends	$4,264,125	—	$15,998,902	$23,101,368
Interest	—	—	—	—
Securities lending	—	—	—	—
Income from affiliated issuers	—	—	—	—
Less foreign taxes withheld	—	—	—	—
Total investment income	4,264,125	—	15,998,902	23,101,368

Expenses
Investment management fees (Note 6)	—	—	—	—
Series I distribution and service fees (Note 6)	—	—	516,774	138,160
Series II distribution and service fees (Note 6)	1,578,774	$524,527	9,084,663	7,690,509
Series III distribution and service fees (Note 6)	221	3,515	7,039	9,259
Fund administration fees (Note 6)	33,970	11,408	236,020	190,872
Audit and legal fees	24,478	23,057	52,248	46,182
Printing and postage fees (Note 6)	20,675	6,900	140,925	115,926
Custodian fees	11,250	11,250	11,250	11,250
Trustees’ fees (Note 7)	4,145	1,397	29,174	23,508
Registration and filing fees	5,197	3,008	24,559	20,519
Miscellaneous	489	179	5,506	4,366
Total expenses	1,679,199	585,241	10,108,158	8,250,551
Less: expense reductions (Note 6)	(36,781)	(35,709)	—	—
Net expenses	1,642,418	549,532	10,108,158	8,250,551
Net investment income (loss)	2,621,707	(549,532)	5,890,744	14,850,817

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	(12,196,476)	(9,945,242)	23,238,459	1,256,398
Capital gain distributions received from underlying funds	18,455,719	10,100,790	169,121,992	79,315,225
Options written	—	—	—	—
Foreign currency transactions	—	—	—	—
	6,259,243	155,548	192,360,451	80,571,623

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	(107,195,277)	(50,525,538)	(993,436,431)	(633,474,100)
Options written	—	—	—	—
Translation of assets and liabilities in foreign currencies	—	—	—	—
	(107,195,277)	(50,525,538)	(993,436,431)	(633,474,100)
Net realized and unrealized gain (loss)	(100,936,034)	(50,369,990)	(801,075,980)	(552,902,477)

Increase (decrease) in net assets from operations	($98,314,327)	($50,919,522)	($795,185,236)	($538,051,660)

1	Series III shares began operation on 1-2-08.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Operations — December 31, 2008

American High-Income Bond Trust[1]	American International Trust[1]	American New World Trust[1]	Blue Chip Growth Trust	Capital Appreciation Trust	Capital Appreciation Value Trust[2]
$3,345,152	$21,758,914	$1,100,416	$27,879,971	$11,715,345	$828,131
—	—	—	698,330	445,817	589,773
—	—	—	786,821	1,197,280	3,653
—	—	—	192,306	396,056	58
—	—	—	(357,262)	(292,503)	(7,723)
3,345,152	21,758,914	1,100,416	29,200,166	13,461,995	1,413,892

—	—	—	22,412,833	7,906,673	351,316
—	453,355	—	222,055	85,939	150
346,529	5,992,705	514,878	363,239	187,245	90,751
61	307	99	—	—	—
7,522	160,206	11,090	441,729	174,057	6,931
22,670	42,762	23,019	98,428	46,756	34,291
4,864	94,517	6,904	281,735	107,270	5,455
11,250	11,250	11,250	376,022	120,997	33,733
908	19,783	1,383	56,256	23,342	740
2,292	17,042	3,037	43,852	19,853	818
105	3,751	160	20,033	3,533	225
396,201	6,795,678	571,820	24,316,182	8,675,665	524,410
(35,690)	—	(36,152)	(922,290)	(21,023)	(15,727)
360,511	6,795,678	535,668	23,393,892	8,654,642	508,683
2,984,641	14,963,236	564,748	5,806,274	4,807,353	905,209

(3,049,655)	34,306,181	(7,977,770)	(267,974,033)	(166,090,328)	(7,401,076)
—	136,057,471	5,891,193	—	—	—
—	—	—	—	—	788
—	—	—	(129,010)	(322)	(7,972)
(3,049,655)	170,363,652	(2,086,577)	(268,103,043)	(166,090,650)	(7,408,260)
(11,781,434)	(713,227,593)	(34,251,315)	(1,156,051,369)	(315,137,328)	(15,348,049)
—	—	—	—	—	550
—	—	—	(5,849)	—	(131)
(11,781,434)	(713,227,593)	(34,251,315)	(1,156,057,218)	(315,137,328)	(15,347,630)
(14,831,089)	(542,863,941)	(36,337,892)	(1,424,160,261)	(481,227,978)	(22,755,890)

($11,846,448)	($527,900,705)	($35,773,144)	($1,418,353,987)	($476,420,625)	($21,850,681)

1	Series III shares began operation on 1-2-08.
2	Period from 4-28-08 (commencement of operations) to 12-31-08.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Operations — December 31, 2008

Investment income	Classic Value Trust	Core Allocation Plus Trust[1]	Core Equity Trust	Disciplined Diversification Trust[2]
Dividends	$1,327,204	$402,115	$7,591,739	$983,876
Income distributions received from affiliated underlying funds	—	—	—	—
Interest	19,219	532,660	287,288	609,953
Securities lending	807	1,631	285,074	6,399
Income from affiliated issuers	—	—	—	116
Less foreign taxes withheld	(3,470)	(10,069)	—	(47,186)
Total investment income	1,343,760	926,337	8,164,101	1,553,158

Expenses
Investment management fees (Note 6)	340,633	308,013	3,645,646	402,132
Series I distribution and service fees (Note 6)	6,820	4,917	724	290
Series II distribution and service fees (Note 6)	41,421	48,568	74,709	122,267
Fund administration fees (Note 6)	6,779	5,465	72,352	8,618
Audit and legal fees	26,492	47,374	37,820	38,223
Printing and postage fees (Note 6)	4,358	6,656	53,110	6,798
Custodian fees	17,914	161,323	98,653	37,852
Trustees’ fees (Note 7)	3,178	660	10,350	1,039
Registration and filing fees	1,821	946	8,765	1,120
Miscellaneous	3,193	3,066	2,198	475
Total expenses	452,609	586,988	4,004,327	618,814
Less: expense reductions (Note 6)	(830)	(367)	(27,013)	(144,045)
Net expenses	451,779	586,621	3,977,314	474,769
Net investment income (loss)	891,981	339,716	4,186,787	1,078,389

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	(34,697,834)	(5,774,653)[3]	(384,182,115)	(46,479)
Investments in affiliated underlying funds	—	—	—	—
Futures contracts	—	(1,480,882)	—	—
Options written	—	3,654	—	—
Foreign currency transactions	(399)	(145,231)	—	(26,201)
	(34,698,233)	(7,397,112)	(384,182,115)	(72,680)

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	8,665,075	(6,358,722)	8,897,368	(24,962,375)
Investments in affiliated underlying funds	—	—	—	—
Futures contracts	—	81,697	—	—
Options written	—	3,635	—	—
Swap contracts	—	8,604	—	—
Translation of assets and liabilities in foreign currencies	—	75,611	—	4,403
	8,665,075	(6,189,175)	8,897,368	(24,957,972)
Net realized and unrealized gain (loss)	(26,033,158)	(13,586,287)	(375,284,747)	(25,030,652)

Increase (decrease) in net assets from operations	($25,141,177)	($13,246,571)	($371,097,960)	($23,952,263)

1	Period from 1-2-08 (commencement of operations) 12-31-08.
2	Period from 4-28-08 (commencement of operations) 12-31-08.
3	Net of India foreign taxes of $487.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Operations — December 31, 2008

Emerging Markets Value Trust	Emerging Small Company Trust	Equity-Income Trust	Financial Services Trust	Franklin Templeton Founding Allocation Trust[3]	Fundamental Value Trust
$17,525,992	$1,007,683	$61,410,842	$1,812,767	—	$26,453,858
—	—	—	—	$40,120,349	—
42,588	42,156	2,255,758	61,245	—	1,841,599
48,482	353,672	1,862,907	151,787	—	1,344,014
—	97,836	366,505	44,422	—	220,720
(1,521,569)	(14,291)	(247,121)	(8,025)	—	(206,706)
16,095,493	1,487,056	65,648,891	2,062,196	40,120,349	29,653,485

4,372,869	1,563,355	15,765,416	908,822	546,349	11,755,236
877	64,391	261,213	22,020	2,527	90,867
—	76,381	527,113	88,851	3,088,974	901,545
72,323	25,552	310,735	17,475	201,258	243,236
32,574	29,819	67,948	30,012	65,415	49,987
41,472	19,216	219,076	11,082	129,366	166,266
455,266	40,826	238,974	24,265	11,250	325,727
9,581	4,146	39,619	4,505	26,256	31,234
9,375	3,376	32,779	2,983	21,888	27,275
9,009	1,907	10,454	471	3,071	8,877
5,003,346	1,828,969	17,473,327	1,110,486	4,096,354	13,600,250
(8,759)	(3,114)	(648,897)	(2,081)	(693,077)	(27,628)
4,994,587	1,825,855	16,824,430	1,108,405	3,403,277	13,572,622
11,100,906	(338,799)	48,824,461	953,791	36,717,072	16,080,863

(18,823,282)[1]	(35,410,675)	(102,208,570)	(1,340,704)	—	(52,224,897)
—	—	—	—	(14,010,121)	—
—	—	—	—	—	—
—	—	—	—	—	—
(232,641)	(39,324)	(65,125)	(11,324)	—	(82,696)
(19,055,923)	(35,449,999)	(102,273,695)	(1,352,028)	(14,010,121)	(52,307,593)
(326,430,854)[2]	(50,750,816)	(770,935,937)	(62,493,809)	—	(741,531,273)
—	—	—	—	(567,855,745)	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
(44,249)	(394)	(1,725)	(23)	—	509
(326,475,103)	(50,751,210)	(770,937,662)	(62,493,832)	(567,855,745)	(741,530,764)
(345,531,026)	(86,201,209)	(873,211,357)	(63,845,860)	(581,865,866)	(793,838,357)

($334,430,120)	($86,540,008)	($824,386,896)	($62,892,069)	($545,148,794)	($777,757,494)

1	Net of India foreign taxes of $7,007.
2	Net of $1,441,797 decrease in deferred India foreign withholding taxes.
3	Series I and Series NAV shares began operations on 1-28-08 and 4-28-08, respectively.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Operations — December 31, 2008

Investment income	Global Trust	Global Allocation Trust	Global Real Estate Trust[1]	Growth Equity Trust[2]
Dividends	$21,993,361	$4,693,422	$20,238,657	$2,491,173
Interest	1,113,317	3,383,918	257,348	128,273
Securities lending	406,490	17,530	119,616	21,127
Income from affiliated issuers	109,380	2,263	35,579	347
Less foreign taxes withheld	(1,783,326)	(182,678)	(1,266,047)	(22,273)
Total investment income	21,839,222	7,914,455	19,385,153	2,618,647

Expenses
Investment management fees (Note 6)	5,577,452	2,291,944	5,207,253	1,892,275
Series I distribution and service fees (Note 6)	110,471	33,473	35	—
Series II distribution and service fees (Note 6)	116,877	473,277	—	—
Fund administration fees (Note 6)	109,898	42,968	95,577	40,156
Audit and legal fees	38,767	34,177	39,281	35,152
Printing and postage fees (Note 6)	124,348	25,674	76,313	35,529
Custodian fees	627,560	278,351	777,223	31,576
Trustees’ fees (Note 7)	15,393	7,541	12,538	5,087
Registration and filing fees	12,588	5,780	11,661	6,038
Miscellaneous	20,781	1,376	5,512	1,200
Total expenses	6,754,135	3,194,561	6,225,393	2,047,013
Less: expense reductions (Note 6)	(114,049)	(5,144)	(10,048)	(3,404)
Net expenses	6,640,086	3,189,417	6,215,345	2,043,609
Net investment income (loss)	15,199,136	4,725,038	13,169,808	575,038

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	(54,261,833)	(32,459,260)	(200,761,334)	(93,533,797)
Futures contracts	—	(6,645,233)	—	—
Options written	—	—	—	—
Foreign currency transactions	(367,817)	6,644,310	28,987,837	—
	(54,629,650)	(32,460,183)	(171,773,497)	(93,533,797)

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	(300,832,872)	(76,231,653)	(168,523,670)	(112,592,967)
Futures contracts	—	(416,155)	—	—
Options written	—	—	—	—
Translation of assets and liabilities in foreign currencies	(16,379)	1,293,326	(8,521,855)	—
	(300,849,251)	(75,354,482)	(177,045,525)	(112,592,967)
Net realized and unrealized gain (loss)	(355,478,901)	(107,814,665)	(348,819,022)	(206,126,764)

Increase (decrease) in net assets from operations	($340,279,765)	($103,089,627)	($335,649,214)	($205,551,726)

1	Series I shares began operation on 4-28-08.
2	Period from 4-28-08 (commencement of operations) to 12-31-08.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Operations — December 31, 2008

Health Sciences Trust	Income & Value Trust	International Core Trust	International Opportunities Trust	International Small Cap Trust	International Small Company Trust
$1,203,965	$5,000,859	$45,826,328	$19,455,247	$17,268,085	$8,633,531
133,976	7,598,751	697,852	830,754	537,754	59,147
—	165,461	1,208,394	362,798	161,817	86,168
—	50,008	349,592	108,806	42,833	8,283
(63,294)	(42,086)	(4,006,230)	(1,704,040)	(1,502,688)	(567,174)
1,274,647	12,772,993	44,075,936	19,053,565	16,507,801	8,219,955

2,257,624	3,087,706	10,585,673	6,934,499	3,913,067	2,631,273
60,202	157,935	48,541	3,598	48,993	—
163,607	170,946	98,445	140,779	112,780	—
34,527	61,813	188,725	124,918	65,598	45,500
32,824	43,704	79,346	42,416	39,450	31,173
23,373	34,785	107,500	83,123	45,724	38,869
157,583	199,534	1,612,669	965,449	805,660	283,891
6,413	9,498	25,729	16,987	9,446	6,652
4,616	7,858	25,275	13,176	7,645	6,364
1,481	2,104	5,776	7,649	19,931	1,387
2,742,250	3,775,883	12,777,679	8,332,594	5,068,294	3,045,109
(117,132)	(7,280)	(23,731)	(15,434)	(8,384)	(4,856)
2,625,118	3,768,603	12,753,948	8,317,160	5,059,910	3,040,253
(1,350,471)	9,004,390	31,321,988	10,736,405	11,447,891	5,179,702

(2,604,233)	(65,778,077)	16,123,862	(249,347,051)	20,633,840	35,477
—	—	(36,221,182)	—	—	—
3,822,795	—	—	—	—	—
(12,822)	797,023	11,199,309	(1,688,679)	(1,164,526)	(260,965)
1,205,740	(64,981,054)	(8,898,011)	(251,035,730)	19,469,314	(225,488)
(76,250,740)	(74,825,341)	(551,217,446)	(292,842,887)	(287,684,524)	(195,812,088)
—	—	(3,950,043)	—	—	—
(1,732,890)	—	—	—	—	—
(1,153)	598	13,372,067	(114,611)	80,165	3,430
(77,984,783)	(74,824,743)	(541,795,422)	(292,957,498)	(287,604,359)	(195,808,658)
(76,779,043)	(139,805,797)	(550,693,433)	(543,993,228)	(268,135,045)	(196,034,146)

($78,129,514)	($130,801,407)	($519,371,445)	($533,256,823)	($256,687,154)	($190,854,444)

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Operations — December 31, 2008

Investment income	International Value Trust	Large Cap Trust	Large Cap Value Trust	Mid Cap Intersection Trust
Dividends	$65,106,845	$11,743,709	$11,894,202	$2,494,475
Interest	617,206	99,593	39,822	68,695
Securities lending	1,312,935	40,058	93,866	15,717
Income from affiliated issuers	377,979	—	16,240	—
Less foreign taxes withheld	(6,634,781)	—	—	(1,207)
Total investment income	60,780,184	11,883,360	12,044,130	2,577,680

Expenses
Investment management fees (Note 6)	11,051,164	3,953,444	4,674,613	1,854,955
Series I distribution and service fees (Note 6)	134,991	111,292	27,243	51
Series II distribution and service fees (Note 6)	461,425	36,473	85,578	9,160
Fund administration fees (Note 6)	214,897	81,924	92,345	34,207
Audit and legal fees	57,148	37,748	36,204	25,905
Printing and postage fees (Note 6)	173,137	60,547	64,749	18,431
Custodian fees	1,836,991	—	59,915	29,437
Trustees’ fees (Note 7)	28,308	11,754	12,905	4,852
Registration and filing fees	22,577	8,668	11,909	5,267
Miscellaneous	10,016	47,094	12,903	816
Total expenses	13,990,654	4,348,944	5,078,364	1,983,081
Less: expense reductions (Note 6)	(203,557)	(10,668)	(10,939)	(4,305)
Net expenses	13,787,097	4,338,276	5,067,425	1,978,776
Net investment income (loss)	46,993,087	7,545,084	6,976,705	598,904

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	33,476,647	(156,229,573)	(149,200,280)	(81,698,406)
Futures contracts	—	—	—	838,305
Options written	—	—	—	—
Foreign currency transactions	(2,301,248)	—	—	138
	31,175,399	(156,229,573)	(149,200,280)	(80,859,963)

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	(795,522,961)	(115,425,292)	(141,912,096)	(22,265,190)
Options written	—	—	—	—
Translation of assets and liabilities in foreign currencies	(284,263)	—	—	—
	(795,807,224)	(115,425,292)	(141,912,096)	(22,265,190)
Net realized and unrealized gain (loss)	(764,631,825)	(271,654,865)	(291,112,376)	(103,125,153)

Increase (decrease) in net assets from operations	($717,638,738)	($264,109,781)	($284,135,671)	($102,526,249)

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Operations — December 31, 2008

Mid Cap Stock Trust	Mid Cap Value Trust	Mid Cap Value Equity Trust	Mid Value	Mutual Shares Trust[1]	Natural Resources Trust
$6,099,848	$7,656,772	$1,541,517	$2,494,207	$10,171,447	$13,609,812
745,128	183,684	34,405	484,005	1,655,750	335,626
900,588	413,428	84,525	185,103	75,593	219,004
223,821	114,900	17,387	55,655	—	87,585
(41,211)	—	(9,209)	(5,030)	(501,171)	(903,674)
7,928,174	8,368,784	1,668,625	3,213,940	11,401,619	13,348,353

8,084,051	3,005,560	756,032	1,414,850	4,019,940	7,518,087
142,484	66,619	—	7,572	2,826	14,856
398,191	296,968	—	29,616	—	619,569
152,886	55,340	15,929	23,269	67,835	118,384
33,196	34,030	26,781	29,190	68,776	43,883
48,708	39,157	16,858	13,576	43,144	67,106
248,292	51,417	51,340	57,488	249,078	337,458
20,408	7,891	2,994	5,070	10,320	14,916
13,299	6,170	2,283	2,890	8,735	10,599
47,378	1,510	439	1,988	11,303	7,673
9,188,893	3,564,662	872,656	1,585,509	4,481,957	8,752,531
(18,759)	(6,901)	(1,760)	(69,714)	(37,119)	(15,278)
9,170,134	3,557,761	870,896	1,515,795	4,444,838	8,737,253
(1,241,960)	4,811,023	797,729	1,698,145	6,956,781	4,611,100

(214,488,813)	(66,923,039)	(7,034,185)	(18,512,534)	(50,856,319)	105,854,268
—	—	—	—	—	—
—	—	—	—	36,039	—
(73,689)	—	27	(448)	9,109,798	(194,865)
(214,562,502)	(66,923,039)	(7,034,158)	(18,512,982)	(41,710,482)	105,659,403
(311,835,972)	(104,316,654)	(32,125,905)	(35,233,342)	(162,679,071)	(553,657,436)
—	—	—	—	11,837	—
(2,419)	—	67	7,401	1,325,311	(2,724)
(311,838,391)	(104,316,654)	(32,125,838)	(35,225,941)	(161,341,923)	(553,660,160)
(526,400,893)	(171,239,693)	(39,159,996)	(53,738,923)	(203,052,405)	(448,000,757)

($527,642,853)	($166,428,670)	($38,362,267)	($52,040,778)	($196,095,624)	($443,389,657)

1	Series I shares began operation on 1-28-08.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Operations — December 31, 2008

Investment income	Optimized All Cap Trust	Optimized Value Trust	Overseas Equity Trust	Pacific Rim Trust
Dividends	$27,902,286	$18,004,372	$16,606,207	$3,900,817
Interest	151,836	245,203	274,093	6,935
Securities lending	520,763	103,867	291,923	2,580
Income from affiliated issuers	132,586	38,590	88,609	—
Less foreign taxes withheld	(500,608)	(263,296)	(1,359,416)	(264,189)
Total investment income	28,206,863	18,128,736	15,901,416	3,646,143

Expenses
Investment management fees (Note 6)	8,282,123	4,549,437	4,653,218	979,207
Series I distribution and service fees (Note 6)	101,817	230	2,197	42,510
Series II distribution and service fees (Note 6)	241,475	49,986	14,259	72,845
Fund administration fees (Note 6)	173,650	110,800	74,468	19,380
Audit and legal fees	114,215	39,305	38,982	72,547
Printing and postage fees (Note 6)	142,155	72,420	45,204	11,087
Custodian fees	165,720	68,640	706,199	332,782
Trustees’ fees (Note 7)	23,992	15,097	11,646	4,503
Registration and filing fees	24,734	11,832	9,480	7,818
Overdraft expense	—	—	—	—
Tax expense	—	—	—	—
Miscellaneous	8,977	6,341	1,512	39,093
Total expenses	9,278,858	4,924,088	5,557,165	1,581,772
Less: expense reductions (Note 6)	(21,093)	(13,420)	(9,214)	(2,425)
Net expenses	9,257,765	4,910,668	5,547,951	1,579,347
Net investment income (loss)	18,949,098	13,218,068	10,353,465	2,066,796

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	(412,036,842)	(309,256,374)	(98,299,922)	(19,359,543)
Futures contracts	(15,461)	(1,013,617)	—	—
Options written	—	—	—	—
Foreign currency transactions	(2,755)	(1,014)	(1,162,249)	(298,522)
	(412,055,058)	(310,271,005)	(99,462,171)	(19,658,065)

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	(414,613,877)	(68,685,364)	(163,324,592)	(41,551,471)[1]
Translation of assets and liabilities in foreign currencies	1,059	27	227,209	21,300
	(414,612,818)	(68,685,337)	(163,097,383)	(41,530,171)
Net realized and unrealized gain (loss)	(826,667,876)	(378,956,342)	(262,559,554)	(61,188,236)

Increase (decrease) in net assets from operations	($807,718,778)	($365,738,274)	($252,206,089)	($59,121,440)

1	Net of $5,779 decrease in deferred India withholding taxes.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Operations — December 31, 2008

Real Estate Equity Trust	Real Estate Securities Trust	Science & Technology Trust	Small Cap Growth Trust	Small Cap Intrinsic Value Trust[1]	Small Cap Opportunities Trust
$7,888,285	$16,280,343	$2,277,680	$1,679,517	$986,894	$3,850,781
702,240	34,739	496,321	134,480	8,529	81,798
230,042	59,028	128,615	504,459	17,479	763,302
40,258	15,898	40,816	152,002	—	226,028
(24,892)	(3,614)	(83,747)	(90,559)	(1,642)	(6,447)
8,835,933	16,386,394	2,859,685	2,379,899	1,011,260	4,915,462

2,067,947	3,516,630	3,116,326	2,776,094	800,490	2,320,888
—	75,070	121,811	13,612	3	26,200
—	249,157	121,705	82,507	—	98,569
38,304	76,981	44,744	42,109	14,240	37,238
33,055	39,124	32,772	33,943	29,863	24,409
44,197	64,032	39,542	20,520	17,010	30,266
29,641	41,271	174,461	82,011	21,609	32,769
5,939	10,948	7,631	7,897	3,292	5,371
5,492	8,041	6,159	5,536	3,000	4,853
—	—	—	—	67,344	—
—	—	—	—	113,231	—
1,640	7,024	1,827	1,004	241	17,359
2,226,215	4,088,278	3,666,978	3,065,233	1,070,323	2,597,922
(90,838)	(9,752)	(81,496)	(4,657)	(1,840)	(4,572)
2,135,377	4,078,526	3,585,482	3,060,576	1,068,483	2,593,350
6,700,556	12,307,868	(725,797)	(680,677)	(57,223)	2,322,112

(65,398,659)	(174,498,167)	(40,884,621)[2]	(49,656,306)	(27,261,156)	(68,157,887)
—	—	—	16	—	(3,107,851)
—	—	21,192	—	—	—
(9,610)	—	(33,379)	—	(88,926)	40,846
(65,408,269)	(174,498,167)	(40,896,808)	(49,656,290)	(27,350,082)	(71,224,892)
(41,361,146)	(45,418,857)	(121,129,156)	(78,644,802)	(31,841,168)	(48,988,201)
—	—	(14,109)	—	51,244	(36,605)
(41,361,146)	(45,418,857)	(121,143,265)	(78,644,802)	(31,789,924)	(49,024,806)
(106,769,415)	(219,917,024)	(162,040,073)	(128,301,092)	(59,140,006)	(120,249,698)

($100,068,859)	($207,609,156)	($162,765,870)	($128,981,769)	($59,197,229)	($117,927,586)

1	Series I shares began operation on 1-28-08.
2	Net of India foreign taxes of $1,028.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Operations — December 31, 2008

Investment income	Small Cap Value Trust	Small Company Trust	Small Company Growth Trust	Small Company Value Trust
Dividends	$6,715,537	$291,522	$741,129	$7,790,302
Interest	168,464	3,789	97,374	491,342
Securities lending	846,706	67,051	486,097	928,193
Income from affiliated issuers	245,851	20,164	98,289	254,647
Less foreign taxes withheld	—	(1,060)	—	(1,683)
Total investment income	7,976,558	381,466	1,422,889	9,462,801

Expenses
Investment management fees (Note 6)	3,798,936	371,375	2,057,891	6,127,890
Series I distribution and service fees (Note 6)	53,954	1,426	—	81,451
Series II distribution and service fees (Note 6)	149,780	8,398	—	297,292
Fund administration fees (Note 6)	58,003	5,742	31,646	95,081
Audit and legal fees	34,694	26,389	29,422	36,388
Printing and postage fees (Note 6)	38,049	8,623	36,042	75,176
Custodian fees	62,442	65,004	50,226	109,856
Trustees’ fees (Note 7)	9,431	1,865	4,829	12,957
Registration and filing fees	7,293	1,282	3,380	12,076
Miscellaneous	1,281	303	1,638	4,157
Total expenses	4,213,863	490,407	2,215,074	6,852,324
Less: expense reductions (Note 6)	(6,611)	(9,714)	(3,778)	(310,524)
Net expenses	4,207,252	480,693	2,211,296	6,541,800
Net investment income (loss)	3,769,306	(99,227)	(788,407)	2,921,001

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	(16,650,492)	(18,092,630)	(22,007,707)	38,447,243
Futures contracts	—	(1,001,290)	—	—
Foreign currency transactions	—	(140)	—	(13,962)
	(16,650,492)	(19,094,060)	(22,007,707)	38,433,281

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	(91,790,249)	1,065,684	(61,266,970)	(226,413,728)
Futures contracts	—	—	—	—
Translation of assets and liabilities in foreign currencies	—	(24)	—	—
	(91,790,249)	1,065,660	(61,266,970)	(226,413,728)
Net realized and unrealized gain (loss)	(108,440,741)	(18,028,400)	(83,274,677)	(187,980,447)

Increase (decrease) in net assets from operations	($104,671,435)	($18,127,627)	($84,063,084)	($185,059,446)

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Operations — December 31, 2008

Smaller Company Growth Trust[1]	U.S. Large Cap Trust	U.S. Multi Sector Trust	Utilities Trust	Value Trust	Value & Restructuring Trust	Vista Trust
$156,341	$13,669,581	$23,249,036	$8,039,981	$4,857,715	$9,802,276	$406,478
4,718	325,058	760,445	203,087	121,411	260,109	33,382
—	403,745	132,877	8,830	22,215	193,064	30,934
—	115,010	39,911	3,046	—	68,311	7,130
(1,247)	(111,384)	(13)	(391,664)	—	(123,924)	(7,873)
159,812	14,402,010	24,182,256	7,863,280	5,001,341	10,199,836	470,051

195,513	6,131,528	8,549,043	1,854,305	1,917,817	3,595,711	799,204
—	129,149	—	74,522	102,957	—	—
—	169,267	—	135,849	103,028	—	—
10,683	117,544	180,484	36,038	41,001	69,428	14,391
25,234	46,159	61,879	29,887	31,143	45,229	27,687
385	75,677	56,137	21,060	24,477	65,124	16,957
2,797	92,225	188,493	211,329	33,325	74,319	56,964
92	17,527	23,687	6,774	6,265	10,130	2,921
2,125	14,745	17,988	4,570	5,630	8,719	1,841
—	3,886	6,465	20,601	1,719	3,184	778
236,829	6,797,707	9,084,176	2,394,935	2,267,362	3,871,844	920,743
(21,998)	(14,750)	(22,807)	(4,407)	(4,976)	(8,351)	(1,842)
214,831	6,782,957	9,061,369	2,390,528	2,262,386	3,863,493	918,901
(55,019)	7,619,053	15,120,887	5,472,752	2,738,955	6,336,343	(448,850)

(2,349,097)	(307,431,945)	(167,962,740)	(14,192,785)	(43,980,475)	(74,369,518)	(4,632,162)
(43,635)	—	(12,430,057)	—	—	—	—
—	—	—	754,333	—	(37,502)	(94,360)
(2,392,732)	(307,431,945)	(180,392,797)	(13,438,452)	(43,980,475)	(74,407,020)	(4,726,522)
(3,525,209)	(82,393,838)	(176,629,831)	(93,582,819)	(82,925,533)	(204,911,879)	(45,807,020)
141,020	—	204,471	—	—	—	—
—	—	—	505,195	—	(3,091)	4,487
(3,384,189)	(82,393,838)	(176,425,360)	(93,077,624)	(82,925,533)	(204,914,970)	(45,802,533)
(5,776,921)	(389,825,783)	(356,818,157)	(106,516,076)	(126,906,008)	(279,321,990)	(50,529,055)

($5,831,940)	($382,206,730)	($341,697,270)	($101,043,324)	($124,167,053)	($272,985,647)	($50,977,905)

1	Period from 10-7-08 (commencement of operations) on 12-31-08.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Changes in Net Assets

	All Cap Core Trust		All Cap Growth Trust		All Cap Value Trust
Increase (decrease) in net assets	Year ended 12/31/08	Year ended 12/31/07	Year ended 12/31/08	Year ended 12/31/07	Year ended 12/31/08	Year ended 12/31/07
From operations
Net investment income (loss)	$9,814,479	$8,810,909	$620,590	($6,840)	$700,976	$1,551,326
Net realized gain (loss)	(350,398,497)	46,818,707	(64,670,409)	22,053,341	(9,042,887)	53,009,592
Change in net unrealized appreciation (depreciation)	(77,032,654)	(43,873,493)	(87,392,575)	22,864,543	(27,120,881)	(29,689,277)
Increase (decrease) in net assets resulting from operations	(417,616,672)	11,756,123	(151,442,394)	44,911,044	(35,462,792)	24,871,641
Distributions to shareholders
From net investment income
Series I	(2,052,597)	(2,827,369)	(426,567)	(100,163)	(387,321)	(1,161,060)
Series II	(179,003)	(161,565)	(19,652)	—	(222,181)	(805,615)
Series NAV	(8,268,518)	(8,954,686)	(5,216)	(184,904)	(137,699)	(2,089,492)
From net realized gain
Series I	—	—	—	—	(1,259,274)	(26,914,265)
Series II	—	—	—	—	(1,053,978)	(22,898,123)
Series NAV	—	—	—	—	(374,762)	(18,428,079)
Total distributions	(10,500,118)	(11,943,620)	(451,435)	(285,067)	(3,435,215)	(72,296,634)
From Fund share transactions (Note 8)	(135,423,005)	343,644,056	(120,485,494)	(60,831,131)	(16,317,964)	(184,965,279)
Total increase (decrease)	(563,539,795)	343,456,559	(272,379,323)	(16,205,154)	(55,215,971)	(232,390,272)

Net assets
Beginning of year	953,647,360	610,190,801	380,216,855	396,422,009	133,088,747	365,479,019
End of year	$390,107,565	$953,647,360	$107,837,532	$380,216,855	$77,872,776	$133,088,747

Undistributed net investment income (loss)	$1,431,528	$2,117,167	$33,218	—	$123,980	$170,303

	Alpha Opportunities Trust	American Asset Allocation Trust		American Blue Chip Income and Growth Trust
Increase (decrease) in net assets	Period ended 12/31/08[1]	Year ended 12/31/08[2]	Period ended 12/31/07[3]	Year ended 12/31/08[4]	Year ended 12/31/07
From operations
Net investment income (loss)	$398,722	$22,874,977	$8,601,005	$2,329,550	$3,778,201
Net realized gain (loss)	(20,817,358)	27,805,706	1,773,409	7,761,837	20,405,092
Change in net unrealized appreciation (depreciation)	2,018,702	(317,378,019)	(17,814,153)	(71,467,651)	(19,599,902)
Increase (decrease) in net assets resulting from operations	(18,399,934)	(266,697,336)	(7,439,739)	(61,376,264)	4,583,391
Distributions to shareholders
From net investment income
Series I	—	(56,734)	—	(632,837)	(321,890)
Series II	—	(21,558,711)	(8,605,127)	(3,476,869)	(2,544,854)
Series III	—	(1,032,550)	—	(392,575)	—
Series NAV	(91,012)	—	—	—	—
From net realized gain
Series I	—	(1,822)	—	(390,355)	(3,487,355)
Series II	—	(779,329)	(1,773,577)	(2,336,029)	(32,802,299)
Series III	—	(30,169)	—	(179,459)	—
Total distributions	(91,012)	(23,459,315)	(10,378,704)	(7,408,124)	(39,156,398)
From Fund share transactions (Note 8)	298,437,946	648,027,373	528,439,513	2,650,244	(4,834,039)
Total increase (decrease)	279,947,000	357,870,722	510,621,070	(66,134,144)	(39,407,046)

Net assets
Beginning of year	—	510,621,070	—	175,240,251	214,647,297
End of year	$279,947,000	$868,491,792	$510,621,070	$109,106,107	$175,240,251

Undistributed net investment income (loss)	$308,140	$226,982	—	$21,040	$2,193,772

1	Period from 10-7-08 (commencement of operations) to 12-31-08.
2	Series I and Series III shares began operations on 4-28-08 and 1-2-08, respectively.
3	Period from 5-1-07 (commencement of operations) to 12-31-07.
4	Series III shares began operations on 1-2-08.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Changes in Net Assets

	American Bond Trust		American Diversified Growth & Income Trust	American Fundamental Holdings Trust
Increase (decrease) in net assets	Year ended 12/31/08[1]	Year ended 12/31/07	Period ended 12/31/08[2]	Year ended 12/31/08	Period ended 12/31/07[3]
From operations
Net investment income (loss)	$43,946,585	$61,998,001	$18,117	$18,616,589	$853,797
Net realized gain (loss)	(29,138,548)	(114,032)	(11,413)	18,878,698	(2)
Change in net unrealized appreciation (depreciation)	(106,687,057)	(41,723,560)	(291,107)	(201,696,561)	(1,033,648)
Increase (decrease) in net assets resulting from operations	(91,879,020)	20,160,409	(284,403)	(164,201,274)	(179,853)
Distributions to shareholders
From net investment income
Series I	(835,499)	(323,042)	(1,827)	(2,216)	(1,649)
Series II	(80,166,506)	(34,442,470)	(12,341)	(18,181,487)	(744,966)
Series III	(1,230,322)	—	(1,977)	(507,803)	(1,706)
Series NAV	—	—	(2,084)	—	—
From net realized gain
Series I	(15,109)	(2,533)	—	(2,672)	—
Series II	(1,574,226)	(267,070)	—	(23,506,439)	—
Series III	(6,410)	—	—	(549,795)	—
Total distributions	(83,828,072)	(35,035,115)	(18,229)	(42,750,412)	(748,321)
From Fund share transactions (Note 8)	(137,299,869)	469,109,229	1,018,231	762,701,845	59,312,843
Total increase (decrease)	(313,006,961)	454,234,523	715,599	555,750,159	58,384,669

Net assets
Beginning of year	1,005,901,746	551,667,223	—	58,384,669	—
End of year	$692,894,785	$1,005,901,746	$715,599	$614,134,828	$58,384,669

Undistributed net investment income (loss)	$212,402	$38,498,598	$1,323	$33,675	$105,476

	American Global Diversification Trust		American Global Growth Trust		American Global Small Capitalization Trust
Increase (decrease) in net assets	Year ended 12/31/08	Period ended 12/31/07[3]	Year ended 12/31/08[1]	Period ended 12/31/07[4]	Year ended 12/31/08[1]	Period ended 12/31/07[4]
From operations
Net investment income (loss)	$15,918,799	$1,646,886	$2,621,707	$3,237,071	($549,532)	$949,474
Net realized gain (loss)	18,146,903	(3)	6,259,243	925,797	155,548	391,878
Change in net unrealized appreciation (depreciation)	(246,855,992)	(1,208,560)	(107,195,277)	204,394	(50,525,538)	(3,236,542)
Increase (decrease) in net assets resulting from operations	(212,790,290)	438,323	(98,314,327)	4,367,262	(50,919,522)	(1,895,190)
Distributions to shareholders
From net investment income
Series I	(1,766)	(1,760)	—	—	—	—
Series II	(15,955,078)	(1,557,090)	(2,573,597)	(3,238,217)	(70)	(949,381)
Series III	(2,051)	(1,816)	(6,446)	—	—	—
From net realized gain
Series I	(3,911)	—	—	—	—	—
Series II	(30,948,979)	—	(2,369,991)	(925,880)	(869,047)	(572,874)
Series III	(3,914)	—	(4,244)	—	(128,180)	—
Total distributions	(46,915,699)	(1,560,666)	(4,954,278)	(4,164,097)	(997,297)	(1,522,255)
From Fund share transactions (Note 8)	693,972,714	109,093,749	26,250,468	227,105,849	16,958,600	90,322,264
Total increase (decrease)	434,266,725	107,971,406	(77,018,137)	227,309,014	(34,958,219)	86,904,819

Net assets
Beginning of year	107,971,406	—	227,309,014	—	86,904,819	—
End of year	$542,238,131	$107,971,406	$150,290,877	$227,309,014	$51,946,600	$86,904,819

Undistributed net investment income (loss)	$48,005	$86,220	$41,664	—	$11,758	$38

1	Series III shares began operations on 1-2-08.
2	Period from 7-1-08 (commencement of operations) to 12-31-08.
3	Period from 10-31-07 (commencement of operations) to 12-31-07.
4	Period from 5-1-07 (commencement of operations) to 12-31-07.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Changes in Net Assets

	American Growth Trust		American Growth-Income Trust		American High Income Bond Trust
Increase (decrease) in net assets	Year ended 12/31/08[1]	Year ended 12/31/07	Year ended 12/31/08[1]	Year ended 12/31/07	Year ended 12/31/08[1]	Period ended 12/31/07[2]
From operations
Net investment income (loss)	$5,890,744	$4,972,389	$14,850,817	$14,704,514	$2,984,641	$2,753,779
Net realized gain (loss)	192,360,451	179,753,371	80,571,623	66,327,968	(3,049,655)	(57,337)
Change in net unrealized appreciation (depreciation)	(993,436,431)	3,118,019	(633,474,100)	(25,336,347)	(11,781,434)	(3,395,501)
Increase (decrease) in net assets resulting from operations	(795,185,236)	187,843,779	(538,051,660)	55,696,135	(11,846,448)	(699,059)
Distributions to shareholders
From net investment income
Series I	(658,677)	(675,620)	(364,041)	(601,320)	—	—
Series II	(5,845,519)	(8,072,922)	(13,983,769)	(34,528,021)	(2,966,203)	(2,754,133)
Series III	(110,936)	—	(269,515)	—	(7,723)	—
From net realized gain
Series I	(2,486,492)	(10,216,247)	(660,236)	(1,312,470)	—	—
Series II	(33,814,772)	(176,347,482)	(29,587,921)	(66,951,436)	—	—
Series III	(166,847)	—	(121,244)	—	—	—
Total distributions	(43,083,243)	(195,312,271)	(44,986,726)	(103,393,247)	(2,973,926)	(2,754,133)
From Fund share transactions (Note 8)	55,544,274	263,748,742	(18,946,942)	260,006,575	3,360,002	49,488,784
Total increase (decrease)	(782,724,205)	256,280,250	(601,985,328)	212,309,463	(11,460,372)	46,035,592

Net assets
Beginning of year	1,840,470,841	1,584,190,591	1,469,057,591	1,256,748,128	46,035,592	—
End of year	$1,057,746,636	$1,840,470,841	$867,072,263	$1,469,057,591	$34,575,220	$46,035,592

Undistributed net investment income (loss)	$265,275	$989,664	$233,492	—	$10,715	—

	American International Trust		American New World Trust		Blue Chip Growth Trust
Increase (decrease) in net assets	Year ended 12/31/08[1]	Year ended 12/31/07	Year ended 12/31/08[1]	Period ended 12/31/07[2]	Year ended 12/31/08	Year ended 12/31/07
From operations
Net investment income (loss)	$14,963,236	$12,181,888	$564,748	$1,286,660	$5,806,274	$12,629,713
Net realized gain (loss)	170,363,652	105,640,118	(2,086,577)	510,295	(268,103,043)	110,867,712
Change in net unrealized appreciation (depreciation)	(713,227,593)	89,352,380	(34,251,315)	3,222,283	(1,156,057,218)	228,789,406
Increase (decrease) in net assets resulting from operations	(527,900,705)	207,174,386	(35,773,144)	5,019,238	(1,418,353,987)	352,286,831
Distributions to shareholders
From net investment income
Series I	(2,249,959)	(1,369,550)	—	—	(1,372,409)	(4,610,715)
Series II	(19,979,737)	(14,368,995)	(615,538)	(1,286,819)	(203,853)	(692,003)
Series III	(7,908)	—	(2,342)	—	—	—
Series NAV	—	—	—	—	(8,084,114)	(17,796,471)
From net realized gain
Series I	(3,205,644)	(8,838,406)	—	—	(7,726,669)	—
Series II	(32,474,140)	(102,004,525)	(885,770)	(468,393)	(2,442,182)	—
Series III	(6,274)	—	(2,419)	—	—	—
Series NAV	—	—	—	—	(40,797,684)	—
Total distributions	(57,923,662)	(126,581,476)	(1,506,069)	(1,755,212)	(60,626,911)	(23,099,189)
From Fund share transactions (Note 8)	18,790,312	171,402,314	(4,521,266)	80,016,113	(98,065,143)	207,545,477
Total increase (decrease)	(567,034,055)	251,995,224	(41,800,479)	83,280,139	(1,577,046,041)	536,733,119

Net assets
Beginning of year	1,273,333,381	1,021,338,157	83,280,139	—	3,259,459,366	2,722,726,247
End of year	$706,299,326	$1,273,333,381	$41,479,660	$83,280,139	$1,682,413,325	$3,259,459,366

Undistributed net investment income (loss)	$171,456	$7,445,824	$11,552	$64,684	$1,645,388	$5,629,529

1	Series III shares began operation on 1-2-08.
2	Period from 5-1-07 (commencement of operations) to 12-31-07.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Changes in Net Assets

	Capital Appreciation Trust		Capital Appreciation Value Trust	Classic Value Trust
Increase (decrease) in net assets	Year ended 12/31/08	Year ended 12/31/07	Period ended 12/31/08[1]	Year ended 12/31/08	Year ended 12/31/07
From operations
Net investment income (loss)	$4,807,353	$3,451,405	$905,209	$891,981	$1,078,904
Net realized gain (loss)	(166,090,650)	34,734,955	(7,408,260)	(34,698,233)	6,415,870
Change in net unrealized appreciation (depreciation)	(315,137,328)	78,399,041	(15,347,630)	8,665,075	(16,857,323)
Increase (decrease) in net assets resulting from operations	(476,420,625)	116,585,401	(21,850,681)	(25,141,177)	(9,362,549)
Distributions to shareholders
From net investment income
Series I	(737,204)	(678,425)	(3,029)	(240,976)	(431,376)
Series II	(161,754)	(80,266)	(815,057)	(256,726)	(354,051)
Series NAV	(3,879,389)	(2,824,427)	(5,342)	(203,031)	(296,675)
From net realized gain
Series I	—	(1,075,851)	—	(185,017)	(2,986,909)
Series II	—	(466,073)	—	(266,153)	(2,917,934)
Series NAV	—	(2,869,101)	—	(174,242)	(1,669,019)
Total distributions	(4,778,347)	(7,994,143)	(823,428)	(1,326,145)	(8,655,964)
From Fund share transactions (Note 8)	69,092,799	(7,554,963)	164,512,995	(7,774,874)	682,381
Total increase (decrease)	(412,106,173)	101,036,295	141,838,886	(34,242,196)	(17,336,132)

Net assets
Beginning of year	1,104,002,582	1,002,966,287	—	60,707,365	78,043,497
End of year	$691,896,409	$1,104,002,582	$141,838,886	$26,465,169	$60,707,365

Undistributed net investment income (loss)	$696,979	$670,182	$78,443	$190,849	—

	Core Allocation Plus Trust	Core Equity Trust		Disciplined Diversification Trust
Increase (decrease) in net assets	Period ended 12/31/08[2]	Year ended 12/31/08	Year ended 12/31/07	Period ended 12/31/08[1]
From operations
Net investment income (loss)	$339,716	$4,186,787	$582,290	$1,078,389
Net realized gain (loss)	(7,397,112)	(384,182,115)	37,384,900	(72,680)
Change in net unrealized appreciation (depreciation)	(6,189,175)	8,897,368	(78,607,492)	(24,957,972)
Increase (decrease) in net assets resulting from operations	(13,246,571)	(371,097,960)	(40,640,302)	(23,952,263)
Distributions to shareholders
From net investment income
Series I	(76,746)	(205,273)	—	(8,756)
Series II	(245,455)	(3,393,377)	—	(1,070,903)
Series NAV	(27,132)	(733,967)	(196,752)	(30,265)
From net realized gain
Series I	—	(43,062)	(151,144)	(461)
Series II	—	(947,318)	(3,592,046)	(69,847)
Series NAV	—	(15,244,942)	(40,756,540)	(1,520)
Total distributions	(349,333)	(20,567,939)	(44,696,482)	(1,181,752)
From Fund share transactions (Note 8)	84,201,619	(246,081,382)	210,138,422	145,744,923
Total increase (decrease)	70,605,715	(637,747,281)	124,801,638	120,610,908

Net assets
Beginning of year	—	659,767,811	534,966,173	—
End of year	$70,605,715	$22,020,530	$659,767,811	$120,610,908

Undistributed net investment income (loss)	($63,147)	$230,006	$376,357	($9,717)

1	Period from 4-28-08 (commencement of operations) to 12-31-08.
2	Period from 1-2-08 (commencement of operations) to 12-31-08.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Changes in Net Assets

	Emerging Markets Value Trust		Emerging Small Company Trust		Equity-Income Trust
Increase (decrease) in net assets	Year ended 12/31/08	Year ended 12/31/07[1]	Year ended 12/31/08	Year ended 12/31/07	Year ended 12/31/08	Year ended 12/31/07
From operations
Net investment income (loss)	$11,100,906	$4,808,647	($338,799)	($1,447,718)	$48,824,461	$43,467,777
Net realized gain (loss)	(19,055,923)	11,597,161	(35,449,999)	9,744,592	(102,273,695)	208,669,550
Change in net unrealized appreciation (depreciation)	(326,475,103)	54,021,697	(50,751,210)	12,387,231	(770,937,662)	(169,563,015)
Increase (decrease) in net assets resulting from operations	(334,430,120)	70,427,505	(86,540,008)	20,684,105	(824,386,896)	82,574,312
Distributions to shareholders
From net investment income
Series I	(69,179)	(9,804)	—	—	(11,793,936)	(22,083,340)
Series II	—	—	—	—	(4,451,596)	(7,674,190)
Series NAV	(11,345,395)	(3,354,673)	—	—	(27,950,242)	(42,177,062)
From net realized gain
Series I	(2,076)	(33,287)	(72,129)	(46,764,200)	(14,193,408)	(85,737,056)
Series II	—	—	(17,902)	(11,536,345)	(5,674,350)	(33,922,959)
Series NAV	(1,067,105)	(10,974,853)	(910)	(265,139)	(31,852,586)	(160,728,494)
Total distributions	(12,483,755)	(14,372,617)	(90,941)	(58,565,684)	(95,916,118)	(352,323,101)
From Fund share transactions (Note 8)	131,688,625	462,256,729	(33,372,713)	(4,121,827)	(184,791,129)	234,162,046
Total increase (decrease)	(215,225,250)	518,311,617	(120,003,662)	(42,003,406)	(1,105,094,143)	(35,586,743)

Net assets
Beginning of year	518,311,617	—	224,323,116	266,326,522	2,403,623,517	2,439,210,260
End of year	$303,086,367	$518,311,617	$104,319,454	$224,323,116	$1,298,529,374	$2,403,623,517

Undistributed net investment income (loss)	$417,889	$964,198	($49)	—	$9,664,571	$5,102,239

	Financial Services Trust		Franklin Templeton Founding Allocation Trust		Fundamental Value Trust
Increase (decrease) in net assets	Year ended 12/31/08	Year ended 12/31/07	Year ended 12/31/08[2]	Period ended 12/31/07[1]	Year ended 12/31/08	Year ended 12/31/07
From operations
Net investment income (loss)	$953,791	$1,081,749	$36,717,072	$6,016,208	$16,080,863	$14,693,408
Net realized gain (loss)	(1,352,028)	29,892,183	(14,010,121)	20,343,442	(52,307,593)	34,347,876
Change in net unrealized appreciation (depreciation)	(62,493,832)	(41,210,761)	(567,855,745)	(56,390,267)	(741,530,764)	862,891
Increase (decrease) in net assets resulting from operations	(62,892,069)	(10,236,829)	(545,148,794)	(30,030,617)	(777,757,494)	49,904,175
Distributions to shareholders
From net investment income
Series I	(425,798)	(782,154)	(402,150)	—	(4,384,669)	(3,070,221)
Series II	(231,920)	(461,873)	(36,166,682)	(6,019,506)	(2,316,300)	(5,608,386)
Series NAV	(269,972)	(661,718)	(34,127)	—	(8,526,269)	(12,785,338)
From net realized gain
Series I	(2,500,438)	(8,044,768)	(22,488)	—	(1,664,822)	(7,961,943)
Series II	(2,027,759)	(6,652,674)	(20,899,798)	—	(4,414,567)	(17,635,966)
Series NAV	(1,848,022)	(6,650,514)	—	—	(10,148,139)	(29,301,206)
Total distributions	(7,303,909)	(23,253,701)	(57,525,245)	(6,019,506)	(31,454,766)	(76,363,060)
From Fund share transactions (Note 8)	11,504,710	(26,124,691)	588,413,627	1,174,552,342	770,040,937	231,453,391
Total increase (decrease)	(58,691,268)	(59,615,221)	(14,260,412)	1,138,502,219	(39,171,323)	204,994,506

Net assets
Beginning of year	137,491,878	197,107,099	1,138,502,219	—	1,411,283,169	1,206,288,663
End of year	$78,800,610	$137,491,878	$1,124,241,807	$1,138,502,219	$1,372,111,846	$1,411,283,169

Undistributed net investment income (loss)	$66,295	$51,605	$112,206	—	$2,386,661	$1,615,815

1	Period from 5-1-07 (commencement of operations) to 12-31-07.
2	Series I and Series NAV shares began operations on 1-28-08 and 4-28-08, respectively.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Changes in Net Assets

	Global Trust		Global Allocation Trust		Global Real Estate Trust
Increase (decrease) in net assets	Year ended 12/31/08	Year ended 12/31/07	Year ended 12/31/08	Year ended 12/31/07	Year ended 12/31/08[1]	Year ended 12/31/07
From operations
Net investment income (loss)	$15,199,136	$6,948,282	$4,725,038	$5,486,048	$13,169,808	$6,881,036
Net realized gain (loss)	(54,629,650)	56,206,005	(32,460,183)	26,647,005	(171,773,497)	19,030,757
Change in net unrealized appreciation (depreciation)	(300,849,251)	(68,249,915)	(75,354,482)	(16,572,556)	(177,045,525)	(79,071,289)
Increase (decrease) in net assets resulting from operations	(340,279,765)	(5,095,628)	(103,089,627)	15,560,497	(335,649,214)	(53,159,496)
Distributions to shareholders
From net investment income
Series I	(3,664,100)	(7,736,430)	(3,107,068)	(5,864,664)	(6,148)	—
Series II	(755,666)	(930,039)	(9,031,517)	(14,185,705)	—	—
Series NAV	(10,317,479)	(3,074,780)	(910,284)	(784,821)	(28,861,655)	(24,566,477)
From net realized gain
Series I	—	(17,117,672)	(144,339)	(9,363,359)	—	—
Series II	—	(3,669,449)	(400,186)	(23,668,472)	—	—
Series NAV	—	(21,182,901)	(26,885)	(1,063,396)	—	(31,157,635)
Tax return of capital
Series NAV	—	—	—	—	—	(3,921,992)
Total distributions	(14,737,245)	(53,711,271)	(13,620,279)	(54,930,417)	(28,867,803)	(59,646,104)
From Fund share transactions (Note 8)	140,589,289	409,505,800	(24,665,304)	74,936,180	313,692,212	211,180,693
Total increase (decrease)	(214,427,721)	350,698,901	(141,375,210)	35,566,260	(50,824,805)	98,375,093

Net assets
Beginning of year	751,874,482	401,175,581	329,895,055	294,328,795	529,645,190	431,270,097
End of year	$537,446,761	$751,874,482	$188,519,845	$329,895,055	$478,820,385	$529,645,190

Undistributed net investment income (loss)	$1,027,647	$933,573	($1,692,153)	$545,619	$11,831,217	($1,785,835)

	Growth Equity Trust	Health Sciences Trust		Income and Value Trust
Increase (decrease) in net assets	Period ended 12/31/08[2]	Year ended 12/31/08	Year ended 12/31/07	Year ended 12/31/08	Year ended 12/31/07
From operations
Net investment income (loss)	$575,038	($1,350,471)	($1,442,930)	$9,004,390	$10,909,112
Net realized gain (loss)	(93,533,797)	1,205,740	32,052,320	(64,981,054)	51,187,915
Change in net unrealized appreciation (depreciation)	(112,592,967)	(77,984,783)	9,479,487	(74,824,743)	(53,775,248)
Increase (decrease) in net assets resulting from operations	(205,551,726)	(78,129,514)	40,088,877	(130,801,407)	8,321,779
Distributions to shareholders
From net investment income
Series I	—	—	—	(9,252,750)	(17,694,579)
Series II	—	—	—	(1,844,212)	(3,506,768)
Series NAV	(198,044)	—	—	(53,333)	(79,848)
From net realized gain
Series I	—	(2,842,701)	(26,771,572)	(7,002,299)	(29,573,465)
Series II	—	(1,595,215)	(16,047,499)	(1,534,295)	(6,503,516)
Series NAV	—	(678,662)	(6,172,188)	(33,831)	(157,378)
Total distributions	(198,044)	(5,116,578)	(48,991,259)	(19,720,720)	(57,515,554)
From Fund share transactions (Note 8)	504,347,816	(15,195,589)	22,772,546	(66,857,682)	(48,448,058)
Total increase (decrease)	298,598,046	(98,441,681)	13,870,164	(217,379,809)	(97,641,833)

Net assets
Beginning of year	—	258,618,084	244,747,920	488,998,310	586,640,143
End of year	$298,598,046	$160,176,403	$258,618,084	$271,618,501	$488,998,310

Undistributed net investment income (loss)	$376,994	—	($174,948)	$662,398	$1,880,773

1	Series I shares began operation on 4-28-08.
2	Period from 4-28-08 (commencement of operations) to 12-31-08.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Changes in Net Assets

	International Core Trust		International Opportunities Trust		International Small Cap Trust
Increase (decrease) in net assets	Year ended 12/31/08	Year ended 12/31/07	Year ended 12/31/08	Year ended 12/31/07	Year ended 12/31/08	Year ended 12/31/07
From operations
Net investment income (loss)	$31,321,988	$31,477,345	$10,736,405	$11,900,703	$11,447,891	$7,398,315
Net realized gain (loss)	(8,898,011)	146,071,905	(251,035,730)	138,582,255	19,469,314	96,494,088
Change in net unrealized appreciation (depreciation)	(541,795,422)	(14,112,117)	(292,957,498)	11,194,374	(287,604,359)	(31,595,558)
Increase (decrease) in net assets resulting from operations	(519,371,445)	163,437,133	(533,256,823)	161,677,332	(256,687,154)	72,296,845
Distributions to shareholders
From net investment income
Series I	(4,701,012)	(3,030,695)	(85,744)	(118,749)	(2,397,542)	(4,575,735)
Series II	(1,830,240)	(990,623)	(507,093)	(927,107)	(977,884)	(1,837,621)
Series NAV	(48,525,999)	(31,679,005)	(9,945,948)	(12,870,035)	(7,563,162)	(12,829,910)
From net realized gain
Series I	(1,388,236)	(17,721,634)	(356,076)	(1,405,496)	(1,508,725)	(46,162,898)
Series II	(562,654)	(6,887,211)	(2,568,320)	(13,993,534)	(694,669)	(20,617,843)
Series NAV	(17,581,885)	(182,140,624)	(31,656,868)	(146,516,811)	(4,723,318)	(125,629,122)
Total distributions	(74,590,026)	(242,449,792)	(45,120,049)	(175,831,732)	(17,865,300)	(211,653,129)
From Fund share transactions (Note 8)	(357,462,201)	400,931,632	124,235,260	262,213,299	(113,759,228)	129,042,810
Total increase (decrease)	(951,423,672)	321,918,973	(454,141,612)	248,058,899	(388,311,682)	(10,313,474)

Net assets
Beginning of year	1,669,010,305	1,347,091,332	963,824,956	715,766,057	618,038,491	628,351,965
End of year	$717,586,633	$1,669,010,305	$509,683,344	$963,824,956	$229,726,809	$618,038,491

Undistributed net investment income (loss)	($2,594,424)	$9,610,008	$340,992	$1,832,563	$962,246	$1,631,568

	International Small Company Trust		International Value Trust		Large Cap Trust
Increase (decrease) in net assets	Year ended 12/31/08	Year ended 12/31/07	Year ended 12/31/08	Year ended 12/31/07	Year ended 12/31/08	Year ended 12/31/07
From operations
Net investment income (loss)	$5,179,702	$2,475,954	$46,993,087	$39,430,559	$7,545,084	$5,873,171
Net realized gain (loss)	(225,488)	25,801,828	31,175,399	147,154,642	(156,229,573)	38,021,374
Change in net unrealized appreciation (depreciation)	(195,808,658)	(11,434,993)	(795,807,224)	(28,382,217)	(115,425,292)	(65,463,928)
Increase (decrease) in net assets resulting from operations	(190,854,444)	16,842,789	(717,638,738)	158,202,984	(264,109,781)	(21,569,383)
Distributions to shareholders
From net investment income
Series I	—	—	(8,580,638)	(17,999,604)	(2,927,709)	(1,732,854)
Series II	—	—	(5,659,760)	(10,160,095)	(158,714)	(91,281)
Series NAV	(4,403,797)	(3,590,517)	(31,115,936)	(46,384,213)	(3,077,758)	(3,998,180)
From net realized gain
Series I	—	—	(9,095,938)	(66,955,510)	—	(13,749,116)
Series II	—	—	(6,240,589)	(40,068,248)	—	(992,407)
Series NAV	—	(24,217,191)	(30,448,163)	(164,764,326)	—	(25,797,321)
Total distributions	(4,403,797)	(27,807,708)	(91,141,024)	(346,331,996)	(6,164,181)	(46,361,159)
From Fund share transactions (Note 8)	206,163,516	3,467,683	(75,975,107)	311,827,040	(113,359,575)	541,434,303
Total increase (decrease)	10,905,275	(7,497,236)	(884,754,869)	123,698,028	(383,633,537)	473,503,761

Net assets
Beginning of year	227,011,562	234,508,798	1,749,606,710	1,625,908,682	684,716,731	211,212,970
End of year	$237,916,837	$227,011,562	$864,851,841	$1,749,606,710	$301,083,194	$684,716,731

Undistributed net investment income (loss)	$396,374	($141,618)	$1,900,823	$2,565,520	$1,382,261	—

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Changes in Net Assets

	Large Cap Value Trust		Mid Cap Intersection Trust		Mid Cap Stock Trust
Increase (decrease) in net assets	Year ended 12/31/08	Year ended 12/31/07	Year ended 12/31/08	Period ended 12/31/07[1]	Year ended 12/31/08	Year ended 12/31/07
From operations
Net investment income (loss)	$6,976,705	$5,341,678	$598,904	$68,827	($1,241,960)	($2,260,382)
Net realized gain (loss)	(149,200,280)	16,955,884	(80,859,963)	(14,016,313)	(214,562,502)	198,453,157
Change in net unrealized appreciation (depreciation)	(141,912,096)	1,553,051	(22,265,190)	(7,827,312)	(311,838,391)	45,838,844
Increase (decrease) in net assets resulting from operations	(284,135,671)	23,850,613	(102,526,249)	(21,774,798)	(527,642,853)	242,031,619
Distributions to shareholders
From net investment income
Series I	(798,297)	(813,801)	(128)	—	—	—
Series II	(428,753)	(354,442)	—	—	—	—
Series NAV	(5,568,962)	(5,192,606)	(264,335)	(37,669)	—	(44,425)
From net realized gain
Series I	—	(5,123,410)	—	—	(7,877,634)	(90,958,481)
Series II	—	(3,393,981)	—	—	(4,688,037)	(50,693,131)
Series NAV	—	(29,048,082)	—	—	(16,280,182)	(152,244,465)
Total distributions	(6,796,012)	(43,926,322)	(264,463)	(37,669)	(28,845,853)	(293,940,502)
From Fund share transactions (Note 8)	(34,898,630)	111,848,313	(121,624,066)	328,466,713	(118,295,931)	298,725,595
Total increase (decrease)	(325,830,313)	91,772,604	(224,414,778)	306,654,246	(674,784,637)	246,816,712

Net assets
Beginning of year	628,602,934	536,830,330	306,654,246	—	1,263,670,299	1,016,853,587
End of year	$302,772,621	$628,602,934	$82,239,468	$306,654,246	$588,885,662	$1,263,670,299

Undistributed net investment income (loss)	$1,770,113	$1,589,420	$365,737	$31,158	—	—

	Mid Cap Value Trust		Mid Cap Value Equity Trust		Mid Value Trust
Increase (decrease) in net assets	Year ended 12/31/08	Year ended 12/31/07	Year ended 12/31/08	Year ended 12/31/07	Year ended 12/31/08	Year ended 12/31/07
From operations
Net investment income (loss)	$4,811,023	$2,993,352	$797,729	$1,354,033	$1,698,145	$3,738,320
Net realized gain (loss)	(66,923,039)	89,646,943	(7,034,158)	6,557,112	(18,512,982)	22,383,583
Change in net unrealized appreciation (depreciation)	(104,316,654)	(94,847,138)	(32,125,838)	4,326,198	(35,225,941)	(25,068,177)
Increase (decrease) in net assets resulting from operations	(166,428,670)	(2,206,843)	(38,362,267)	12,237,343	(52,040,778)	1,053,726
Distributions to shareholders
From net investment income
Series I	(2,266,805)	(2,524,463)	—	—	(388,400)	(228,396)
Series II	(1,785,238)	(1,470,385)	—	—	(107,213)	(306,417)
Series NAV	(603,980)	(978,008)	(811,173)	(1,718,737)	(1,393,548)	(3,814,408)
From net realized gain
Series I	(6,097,223)	(63,196,899)	—	—	(224,179)	(2,071,854)
Series II	(5,484,251)	(54,195,053)	—	—	(267,487)	(3,642,080)
Series NAV	(5,146,305)	(26,135,802)	(2,565,484)	(3,835,295)	(2,749,549)	(35,916,874)
Total distributions	(21,383,802)	(148,500,610)	(3,376,657)	(5,554,032)	(5,130,376)	(45,980,029)
From Fund share transactions (Note 8)	(150,351,718)	163,000,199	(57,135,252)	27,179,516	(13,073,342)	40,958,807
Total increase (decrease)	(338,164,190)	12,292,746	(98,874,176)	33,862,827	(70,244,496)	(3,967,496)

Net assets
Beginning of year	517,637,284	505,344,538	146,351,695	112,488,868	185,384,769	189,352,265
End of year	$179,473,094	$517,637,284	$47,477,519	$146,351,695	$115,140,273	$185,384,769

Undistributed net investment income (loss)	$1,066,528	$911,913	$249,107	$262,604	$482,521	$605,540

1	Period from 5-1-07 (commencement of operations) to 12-31-07.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Changes in Net Assets

	Mutual Shares Trust		Natural Resources Trust		Optimized All Cap Trust
Increase (decrease) in net assets	Year ended 12/31/08[1]	Period ended 12/31/07[2]	Year ended 12/31/08	Year ended 12/31/07	Year ended 12/31/08	Year ended 12/31/07
From operations
Net investment income (loss)	$6,956,781	$2,143,203	$4,611,100	$5,266,370	$18,949,098	$4,719,825
Net realized gain (loss)	(41,710,482)	(2,074,250)	105,659,403	354,285,587	(412,055,058)	25,689,270
Change in net unrealized appreciation (depreciation)	(161,341,923)	(10,495,917)	(553,660,160)	34,772,867	(414,612,818)	(21,997,923)
Increase (decrease) in net assets resulting from operations	(196,095,624)	(10,426,964)	(443,389,657)	394,324,824	(807,718,778)	8,411,172
Distributions to shareholders
From net investment income
Series I	(193,407)	—	(170,479)	(310,314)	(1,642,293)	(3,288,921)
Series II	—	—	(701,259)	(2,185,731)	(596,955)	(1,311,031)
Series NAV	(4,598,576)	—	(2,915,120)	(10,924,688)	(12,372,101)	(10,096)
From net realized gain
Series I	—	—	(1,000,711)	(11,788,092)	—	(38,863,907)
Series II	—	—	(8,486,096)	(106,927,548)	—	(13,820,874)
Series NAV	—	—	(15,363,338)	(306,667,096)	—	(98,848)
Total distributions	(4,791,983)	—	(28,637,003)	(438,803,469)	(14,611,349)	(57,393,677)
From Fund share transactions (Note 8)	212,850,295	389,873,653	(302,255,448)	107,142,061	1,566,233,867	144,991,853
Total increase (decrease)	11,962,688	379,446,689	(774,282,108)	62,663,416	743,903,740	96,009,348

Net assets
Beginning of year	379,446,689	—	1,144,475,515	1,081,812,099	403,749,823	307,740,475
End of year	$391,409,377	$379,446,689	$370,193,407	$1,144,475,515	$1,147,653,563	$403,749,823

Undistributed net investment income (loss)	$12,478,891	$1,204,295	$1,539,235	$909,858	$4,723,024	$110,657

	Optimized Value Trust		Overseas Equity Trust		Pacific Rim Trust
Increase (decrease) in net assets	Year ended 12/31/08	Year ended 12/31/07	Year ended 12/31/08[3]	Year ended 12/31/07	Year ended 12/31/08	Year ended 12/31/07
From operations
Net investment income (loss)	$13,218,068	$12,176,874	$10,353,465	$6,970,149	$2,066,796	$1,525,918
Net realized gain (loss)	(310,271,005)	(15,692,726)	(99,462,171)	85,883,395	(19,658,065)	33,958,905
Change in net unrealized appreciation (depreciation)	(68,685,337)	(49,789,843)	(163,097,383)	(26,867,957)	(41,530,171)	(20,493,771)
Increase (decrease) in net assets resulting from operations	(365,738,274)	(53,305,695)	(252,206,089)	65,985,587	(59,121,440)	14,991,052
Distributions to shareholders
From net investment income
Series I	(7,986)	(22,323)	—	(113,815)	(1,298,170)	(2,192,034)
Series II	(418,123)	(329,523)	(89,395)	(148,710)	(339,360)	(680,209)
Series NAV	(12,556,984)	(15,665,668)	(8,675,165)	(13,138,542)	(146,716)	(172,705)
From net realized gain
Series I	—	(104,892)	(292,362)	(614,876)	(2,185,152)	(30,391,885)
Series II	—	(1,337,713)	(349,065)	(890,260)	(814,139)	(11,677,215)
Series NAV	—	(64,355,876)	(28,318,349)	(66,235,139)	(209,742)	(2,309,774)
Total distributions	(12,983,093)	(81,815,995)	(37,724,336)	(81,141,342)	(4,993,279)	(47,423,822)
From Fund share transactions (Note 8)	(106,836,312)	446,502,451	(5,378,858)	85,291,057	(23,575,038)	24,094,046
Total increase (decrease)	(485,557,679)	311,380,761	(295,309,283)	70,135,302	(87,689,757)	(8,338,724)

Net assets
Beginning of year	830,353,649	518,972,888	592,369,794	522,234,492	166,652,992	174,991,716
End of year	$344,795,970	$830,353,649	$297,060,511	$592,369,794	$78,963,235	$166,652,992

Undistributed net investment income (loss)	$1,582,779	$1,351,246	$329,578	($177,231)	$19,755	$2,645

1	Series I shares began operation on 1-28-08.
2	Period from 5-1-07 (commencement of operations) to 12-31-07.
3	Series I shares were terminated on 10-24-08.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Changes in Net Assets

	Real Estate Equity Trust		Real Estate Securities Trust		Science & Technology Trust
Increase (decrease) in net assets	Year ended 12/31/08	Year ended 12/31/07	Year ended 12/31/08	Year ended 12/31/07	Year ended 12/31/08	Year ended 12/31/07
From operations
Net investment income (loss)	$6,700,556	$4,285,299	$12,307,868	$13,924,811	($725,797)	($1,758,274)
Net realized gain (loss)	(65,408,269)	24,021,541	(174,498,167)	145,205,213	(40,896,808)	64,420,307
Change in net unrealized appreciation (depreciation)	(41,361,146)	(79,731,777)	(45,418,857)	(280,724,249)	(121,143,265)	6,447,731
Increase (decrease) in net assets resulting from operations	(100,068,859)	(51,424,937)	(207,609,156)	(121,594,225)	(162,765,870)	69,109,764
Distributions to shareholders
From net investment income
Series I	—	—	(4,752,142)	(6,820,126)	—	—
Series II	—	—	(2,859,553)	(3,469,272)	—	—
Series NAV	(6,037,357)	(4,461,138)	(8,333,653)	(10,549,393)	—	—
From net realized gain
Series I	—	—	(2,255,580)	(128,408,756)	—	—
Series II	—	—	(1,462,316)	(76,318,828)	—	—
Series NAV	—	(37,626,612)	(3,787,606)	(192,827,562)	—	—
Total distributions	(6,037,357)	(42,087,750)	(23,450,850)	(418,393,937)	—	—
From Fund share transactions (Note 8)	51,752,422	28,865,867	(77,280,416)	232,787,127	(65,209,565)	(65,887,494)
Total increase (decrease)	(54,353,794)	(64,646,820)	(308,340,422)	(307,201,035)	(227,975,435)	3,222,270

Net assets
Beginning of year	247,819,844	312,466,664	611,822,564	919,023,599	411,995,173	408,772,903
End of year	$193,466,050	$247,819,844	$303,482,142	$611,822,564	$184,019,738	$411,995,173

Undistributed net investment income (loss)	$2,673,107	$2,019,518	$3,773,883	$7,411,780	—	—

	Small Cap Growth Trust		Small Cap Intrinsic Value Trust		Small Cap Opportunities Trust
Increase (decrease) in net assets	Year ended 12/31/08	Year ended 12/31/07	Year ended 12/31/08[1]	Period ended 12/31/07[2]	Year ended 12/31/08	Year ended 12/31/07
From operations
Net investment income (loss)	($680,677)	($586,896)	($57,223)	$440,283	$2,322,112	$5,440,385
Net realized gain (loss)	(49,656,290)	31,510,184	(27,350,082)	4,605,467	(71,224,892)	23,708,128
Change in net unrealized appreciation (depreciation)	(78,644,802)	8,189,442	(31,789,924)	(14,373,307)	(49,024,806)	(59,511,090)
Increase (decrease) in net assets resulting from operations	(128,981,769)	39,112,730	(59,197,229)	(9,327,557)	(117,927,586)	(30,362,577)
Distributions to shareholders
From net investment income
Series I	—	—	(28)	—	(1,078,501)	(1,718,346)
Series II	—	—	—	—	(726,352)	(1,016,641)
Series NAV	—	—	(323,604)	(234,724)	(2,991,421)	(5,381,923)
From net realized gain
Series I	(296,246)	(5,804,623)	(158)	—	(1,682,699)	(5,274,724)
Series II	(399,717)	(8,362,140)	—	—	(1,249,611)	(3,875,447)
Series NAV	(2,365,461)	(53,954,796)	(1,841,694)	(2,647,891)	(4,591,061)	(16,622,239)
From tax return of capital
Series I	—	—	—	—	(129,334)	—
Series II	—	—	—	—	(101,049)	—
Series NAV	—	—	—	—	(344,670)	—
Total distributions	(3,061,424)	(68,121,559)	(2,165,484)	(2,882,615)	(12,894,698)	(33,889,320)
From Fund share transactions (Note 8)	57,932,829	46,639,248	(50,007,679)	166,001,870	(94,701,939)	(22,471,539)
Total increase (decrease)	(74,110,364)	17,630,419	(111,370,392)	153,791,698	(225,524,223)	(86,723,436)

Net assets
Beginning of year	313,151,902	295,521,483	153,791,698	—	370,423,563	457,146,999
End of year	$239,041,538	$313,151,902	$42,421,306	$153,791,698	$144,899,340	$370,423,563

Undistributed net investment income (loss)	—	—	$559,679	$323,522	($1,482)	$2,483,518

1	Series I shares began operations on 1-28-08.
2	Period from 5-1-07 (commencement of operations) to 12-31-07.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Changes in Net Assets

	Small Cap Value Trust		Small Company Trust		Small Company Growth Trust
Increase (decrease) in net assets	Year ended 12/31/08	Year ended 12/31/07	Year ended 12/31/08	Year ended 12/31/07	Year ended 12/31/08	Year ended 12/31/07
From operations
Net investment income (loss)	$3,769,306	$3,616,712	($99,227)	($222,865)	($788,407)	($1,138,334)
Net realized gain (loss)	(16,650,492)	38,421,981	(19,094,060)	6,219,617	(22,007,707)	13,975,824
Change in net unrealized appreciation (depreciation)	(91,790,249)	(55,343,617)	1,065,660	(6,826,422)	(61,266,970)	(2,328,638)
Increase (decrease) in net assets resulting from operations	(104,671,435)	(13,304,924)	(18,127,627)	(829,670)	(84,063,084)	10,508,852
Distributions to shareholders
From net investment income
Series I	(1,420,832)	(924,591)	—	—	—	—
Series II	(599,454)	(419,659)	—	—	—	—
Series NAV	(2,326,013)	(2,721,979)	—	—	—	—
From net realized gain
Series I	(343,437)	(18,398,310)	(3,684)	(614,358)	—	—
Series II	(197,059)	(14,236,468)	(4,573)	(878,899)	—	—
Series NAV	(661,076)	(50,493,430)	(40,263)	(6,831,879)	(4,080,626)	(11,110,267)
Total distributions	(5,547,871)	(87,194,437)	(48,520)	(8,325,136)	(4,080,626)	(11,110,267)
From Fund share transactions (Note 8)	(33,423,584)	102,089,409	(21,044,503)	(11,870,597)	(40,925,653)	162,013,073
Total increase (decrease)	(143,642,890)	1,590,048	(39,220,650)	(21,025,403)	(129,069,363)	161,411,658

Net assets
Beginning of year	422,383,516	420,793,468	43,553,294	64,578,697	267,561,346	106,149,688
End of year	$278,740,626	$422,383,516	$4,332,644	$43,553,294	$138,491,983	$267,561,346

Undistributed net investment income (loss)	$726,982	$1,384,288	($890)	—	—	—

	Small Company Value Trust		Smaller Company Growth Trust	U.S. Large Cap Trust
Increase (decrease) in net assets	Year ended 12/31/08	Year ended 12/31/07	Period ended 12/31/08[1]	Year ended 12/31/08	Year ended 12/31/07
From operations
Net investment income (loss)	$2,921,001	$1,553,368	($55,019)	$7,619,053	$7,698,162
Net realized gain (loss)	38,433,281	67,443,824	(2,392,732)	(307,431,945)	75,548,142
Change in net unrealized appreciation (depreciation)	(226,413,728)	(74,477,429)	(3,384,189)	(82,393,838)	(85,018,407)
Increase (decrease) in net assets resulting from operations	(185,059,446)	(5,480,237)	(5,831,940)	(382,206,730)	(1,772,103)
Distributions to shareholders
From net investment income
Series I	(1,111,495)	(375,636)	—	(5,713,783)	(4,387,108)
Series II	(556,369)	—	—	(1,398,885)	(774,390)
Series NAV	(2,551,581)	(507,124)	—	(1,381,402)	(5,889,697)
From net realized gain
Series I	(3,006,726)	(37,333,238)	—	—	—
Series II	(2,179,430)	(26,369,960)	—	—	—
Series NAV	(4,520,831)	(44,861,182)	—	—	—
Total distributions	(13,926,432)	(109,447,140)	—	(8,494,070)	(11,051,195)
From Fund share transactions (Note 8)	32,903,308	50,380,055	98,575,300	(338,053,138)	7,508,483
Total increase (decrease)	(166,082,570)	(64,547,322)	92,743,360	(728,753,938)	(5,314,815)

Net assets
Beginning of year	638,943,862	703,491,184	—	953,565,821	958,880,636
End of year	$472,861,292	$638,943,862	$92,743,360	$224,811,883	$953,565,821

Undistributed net investment income (loss)	$221,945	$1,551,133	($384)	$1,066,345	$1,941,362

1	Period from 10-7-08 (commencement of operations) on 12-31-08.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Changes in Net Assets

	U.S. Multi Sector Trust		Utilities Trust		Value Trust
Increase (decrease) in net assets	Year ended 12/31/08	Year ended 12/31/07	Year ended 12/31/08	Year ended 12/31/07	Year ended 12/31/08	Year ended 12/31/07
From operations
Net investment income (loss)	$15,120,887	$19,361,506	$5,472,752	$5,084,323	$2,738,955	$2,793,591
Net realized gain (loss)	(180,392,797)	41,229,606	(13,438,452)	46,684,889	(43,980,475)	74,409,969
Change in net unrealized appreciation (depreciation)	(176,425,360)	(27,486,203)	(93,077,624)	5,927,227	(82,925,533)	(48,676,967)
Increase (decrease) in net assets resulting from operations	(341,697,270)	33,104,909	(101,043,324)	57,696,439	(124,167,053)	28,526,593
Distributions to shareholders
From net investment income
Series I	—	—	(4,036,196)	(3,321,746)	(2,131,035)	(3,981,605)
Series II	—	—	(1,197,658)	(1,165,288)	(323,859)	(603,315)
Series NAV	(17,550,299)	(26,247,221)	(608,627)	(325,912)	(137,479)	(122,720)
From net realized gain
Series I	—	—	(5,726,639)	(40,405,009)	(6,382,985)	(84,862,103)
Series II	—	—	(2,247,433)	(16,795,275)	(1,293,001)	(17,261,938)
Series NAV	—	(84,789,019)	(518,408)	(4,202,858)	(323,731)	(2,748,035)
Total distributions	(17,550,299)	(111,036,240)	(14,334,961)	(66,216,088)	(10,592,090)	(109,579,716)
From Fund share transactions (Note 8)	(835,334,309)	372,364,351	(32,874,683)	89,160,687	(36,645,172)	67,288,552
Total increase (decrease)	(1,194,581,878)	294,433,020	(148,252,968)	80,641,038	(171,404,315)	(13,764,571)

Net assets
Beginning of year	1,702,072,324	1,407,639,304	287,504,664	206,863,626	339,520,163	353,284,734
End of year	$507,490,446	$1,702,072,324	$139,251,696	$287,504,664	$168,115,848	$339,520,163

Undistributed net investment income (loss)	$2,560,238	$4,989,649	$1,292,425	$907,904	$805,382	$658,920

	Value & Restructuring Trust		Vista Trust
Increase (decrease) in net assets	Year ended 12/31/08	Year ended 12/31/07	Year ended 12/31/08	Year ended 12/31/07
From operations
Net investment income (loss)	$6,336,343	$5,484,558	($448,850)	($681,707)
Net realized gain (loss)	(74,407,020)	4,040,162	(4,726,522)	21,330,372
Change in net unrealized appreciation (depreciation)	(204,914,970)	29,275,063	(45,802,533)	24,868,871
Increase (decrease) in net assets resulting from operations	(272,985,647)	38,799,783	(50,977,905)	45,517,536
Distributions to shareholders
From net investment income
Series NAV	(5,280,482)	(8,032,741)	—	—
From net realized gain
Series NAV	—	(7,242,664)	(3,565,846)	(15,292,216)
Total distributions	(5,280,482)	(15,275,405)	(3,565,846)	(15,292,216)
From Fund share transactions (Note 8)	118,404,728	83,290,046	(57,333,761)	8,392,215
Total increase (decrease)	(159,861,401)	106,814,424	(111,877,512)	38,617,535

Net assets
Beginning of year	444,195,132	337,380,708	158,309,248	119,691,713
End of year	$284,333,731	$444,195,132	$46,431,736	$158,309,248

Undistributed net investment income (loss)	$1,475,912	$457,553	$64,561	$55,774

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	Tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Ratio of gross expenses to average net assets (%)		Ratio of net expenses to average net assets (%)		Ratio of net investment income (loss) to average net assets (%)	Net assets, end of period (in millions)		Portfolio turnover (%)
All Cap Core Trust
SERIES I
12-31-2008	19.83	0.19	[1]	(8.04)	(7.85)	(0.29)	—	—	(0.29)	11.69	(39.63)[2,3]		0.87	[4]	0.86		1.11	83		239
12-31-2007	19.60	0.23	[1]	0.29	0.52	(0.29)	—	—	(0.29)	19.83	2.66	[2,3,5]	0.86	[4]	0.86		1.12	172		257
12-31-2006	17.20	0.20	[1]	2.33	2.53	(0.13)	—	—	(0.13)	19.60	14.75	[2,3]	0.88	[4]	0.88		1.08	213		240
12-31-2005	15.89	0.11	[1]	1.32	1.43	(0.12)	—	—	(0.12)	17.20	9.08	[2]	0.92		0.92		0.70	228		317
12-31-2004	13.72	0.11	[1]	2.12	2.23	(0.06)	—	—	(0.06)	15.89	16.33	[2]	0.92		0.92		0.75	257		257
SERIES II
12-31-2008	19.77	0.16	[1]	(8.01)	(7.85)	(0.25)	—	—	(0.25)	11.67	(39.75)[2,3]		1.07	[4]	1.06		0.91	8		239
12-31-2007	19.52	0.19	[1]	0.28	0.47	(0.22)	—	—	(0.22)	19.77	2.41	[2,3,5]	1.06	[4]	1.06		0.92	19		257
12-31-2006	17.13	0.16	[1]	2.32	2.48	(0.09)	—	—	(0.09)	19.52	14.54	[2,3]	1.08	[4]	1.08		0.87	11		240
12-31-2005	15.83	0.08	[1]	1.32	1.40	(0.10)	—	—	(0.10)	17.13	8.89	[2]	1.12		1.12		0.50	11		317
12-31-2004	13.69	0.08	[1]	2.11	2.19	(0.05)	—	—	(0.05)	15.83	16.06	[2]	1.12		1.12		0.56	13		257
SERIES NAV
12-31-2008	19.84	0.20	[1]	(8.05)	(7.85)	(0.30)	—	—	(0.30)	11.69	(39.61)[2,3]		0.82	[4]	0.81		1.15	299		239
12-31-2007	19.62	0.24	[1]	0.29	0.53	(0.31)	—	—	(0.31)	19.84	2.70	[2,3,5]	0.81	[4]	0.81		1.17	763		257
12-31-2006	17.22	0.24	[1]	2.29	2.53	(0.13)	—	—	(0.13)	19.62	14.77	[2,3]	0.83	[4]	0.83		1.32	385		240
12-31-2005[6]	15.22	0.10	[1]	1.90	2.00	—	—	—	—	17.22	13.14	[7]	0.88	[8]	0.88	[8]	0.83 [8]	—	[9]	317
1. Based on the average of the shares outstanding. 2. Assumes dividend reinvestment. 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Does not take into consideration expense reductions during the periods shown. 5. Payments from Affiliates increased the end of period net asset value per share and the total return by the following amounts:

Portfolio							Impact on NAV per share from Payment from Affiliate for the Year Ended 12-31-2007						Total Return Excluding Payment from Affiliate for the Year Ended 12-31-2007
All Cap Core Series I					$0.02					2.56
All Cap Core Series II					0.02					2.31
All Cap Core Series NAV					0.01					2.65

6. Series NAV shares began operations on 4-29-05. 7. Not annualized. 8. Annualized. 9. Less than $500,000.
All Cap Growth Trust
SERIES I
12-31-2008	19.97	0.04	[1]	(8.42)	(8.38)	(0.05)	—	—	(0.05)	11.54	(41.94)[2,3]		1.00	[4]	1.00		0.23	94		111
12-31-2007	17.83	—	[1,7]	2.15	2.15	(0.01)	—	—	(0.01)	19.97	12.06	[2,3,5]	0.95	[4]	0.95		— [6]	209		74
12-31-2006	16.73	—	[1,7]	1.10	1.10	—	—	—	—	17.83	6.58	[3]	0.95	[4]	0.95		0.03	246		117
12-31-2005	15.35	—	[1,7]	1.38	1.38	—	—	—	—	16.73	8.99		1.00		1.00		(0.02)	288		99
12-31-2004	14.41	—	[1,7]	0.94	0.94	—	—	—	—	15.35	6.52		1.00		1.00		(0.01)	475		77
SERIES II
12-31-2008	19.76	—	[1,7]	(8.31)	(8.31)	(0.02)	—	—	(0.02)	11.43	(42.06)[2,3]		1.20	[4]	1.20		0.02	12		111
12-31-2007	17.67	(0.04)[1]		2.13	2.09	—	—	—	—	19.76	11.83	[3,5]	1.15	[4]	1.15		(0.21)	28		74
12-31-2006	16.62	(0.03)[1]		1.08	1.05	—	—	—	—	17.67	6.32	[3]	1.15	[4]	1.15		(0.17)	30		117
12-31-2005	15.28	(0.04)[1]		1.38	1.34	—	—	—	—	16.62	8.77		1.20		1.20		(0.24)	34		99
12-31-2004	14.37	(0.02)[1]		0.93	0.91	—	—	—	—	15.28	6.33		1.20		1.20		(0.11)	150		77
SERIES NAV
12-31-2008	19.99	0.04	[1]	(8.42)	(8.38)	(0.06)	—	—	(0.06)	11.55	(41.91)[2,3]		0.95	[4]	0.95		0.25	1		111
12-31-2007	17.86	0.01	[1]	2.15	2.16	(0.03)	—	—	(0.03)	19.99	12.08	[2,3,5]	0.90	[4]	0.90		0.04	143		74
12-31-2006	16.75	0.01	[1]	1.10	1.11	—	—	—	—	17.86	6.63	[3]	0.90	[4]	0.90		0.08	121		117
12-31-2005[8]	15.20	—	[1,7]	1.55	1.55	—	—	—	—	16.75	10.20	[9]	0.91	[10]	0.91	[10]	0.04 [10]	69		99
1. Based on the average of the shares outstanding. 2. Assumes dividend reinvestment. 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Does not take into consideration expense reductions during the periods shown. 5. Payments from Affiliates increased the end of period net asset value per share and the total return by the following amounts:

Portfolio							Impact on NAV per share from Payment from Affiliate for the Year Ended 12-31-2007						Total Return Excluding Payment from Affiliate for the Year Ended 12-31-2007
All Cap Growth Series I					$0.05					11.77
All Cap Growth Series II					0.04					11.60
All Cap Growth Series NAV					0.04					11.85

6. Less than 0.01%. 7. Less than $0.01 per share. 8. Series NAV shares began operations on 2-28-05. 9. Not annualized. 10. Annualized.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	Tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Ratio of gross expenses to average net assets (%)		Ratio of net expenses to average net assets (%)		Ratio of net investment income (loss) to average net assets (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
All Cap Value Trust
SERIES I
12-31-2008	8.16	0.05	[1]	(2.35)	(2.30)	(0.06)	(0.18)	—	(0.24)	5.62	(28.78)[2]		0.99	[5]	0.99		0.72		36	77
12-31-2007	13.03	0.09	[1]	0.92	1.01	(0.24)	(5.64)	—	(5.88)	8.16	8.33	[2,3,4]	0.95	[5]	0.95		0.68		63	63
12-31-2006	14.70	0.11	[1]	1.68	1.79	(0.15)	(3.31)	—	(3.46)	13.03	13.71	[2,3]	0.92	[5]	0.92		0.86		68	57
12-31-2005	14.54	0.11	[1]	0.67	0.78	(0.08)	(0.54)	—	(0.62)	14.70	5.71	[2]	0.94		0.94		0.78		70	78
12-31-2004	12.58	0.12	[1]	1.88	2.00	(0.04)	—	—	(0.04)	14.54	15.96	[2]	0.95		0.95		0.94		204	43
SERIES II
12-31-2008	8.14	0.04	[1]	(2.35)	(2.31)	(0.04)	(0.18)	—	(0.22)	5.61	(28.95)[2]		1.19	[5]	1.19		0.53		30	77
12-31-2007	12.99	0.06	[1]	0.92	0.98	(0.19)	(5.64)	—	(5.83)	8.14	8.17	[2,3,4]	1.15	[5]	1.15		0.49		53	63
12-31-2006	14.66	0.09	[1]	1.67	1.76	(0.12)	(3.31)	—	(3.43)	12.99	13.53	[2,3]	1.12	[5]	1.12		0.66		66	57
12-31-2005	14.48	0.09	[1]	0.65	0.74	(0.02)	(0.54)	—	(0.56)	14.66	5.42	[2]	1.14		1.14		0.61		66	78
12-31-2004	12.54	0.11	[1]	1.87	1.98	(0.04)	—	—	(0.04)	14.48	15.79	[2]	1.15		1.15		0.81		192	43
SERIES NAV
12-31-2008	8.14	0.06	[1]	(2.36)	(2.30)	(0.06)	(0.18)	—	(0.24)	5.60	(28.79)[2,6]		0.94	[5]	0.94		0.79		12	77
12-31-2007	12.99	0.12	[1]	0.92	1.04	(0.25)	(5.64)	—	(5.89)	8.14	8.67	[2,3,4]	0.85	[5]	0.85		0.86		17	63
12-31-2006	14.66	0.12	[1]	1.68	1.80	(0.16)	(3.31)	—	(3.47)	12.99	13.82	[2,3]	0.87	[5]	0.87		0.93		232	57
12-31-2005[7]	14.55	0.08	[1]	0.69	0.77	(0.12)	(0.54)	—	(0.66)	14.66	5.68	[2,6]	0.87	[8]	0.87	[8]	0.68	[8]	127	78
1. Based on the average of the shares outstanding. 2. Assumes dividend reinvestment. 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Payments from Affiliates increased the end of period net asset value per share and the total return by the following amounts:

Portfolio							Impact on NAV per share from Payment from Affiliate for the Year Ended 12-31-2007						Total Return Excluding Payment from Affiliate for the Year Ended 12-31-2007
All Cap Value Series I									$0.01	8.20
All Cap Value Series II									0.02	7.91
All Cap Value Series NAV									0.01	8.54

5. Does not take into consideration expense reductions during the periods shown. 6. Not annualized. 7. Series NAV shares began operations on 2-28-05. 8. Annualized.
Alpha Opportunities Trust
SERIES NAV
12-31-2008[1]	12.50	0.02	[2]	(1.63)	(1.61)	— [3]	—	—	— [3]	10.89	(12.85)[4,5]		1.06	[6,7]	1.06	[7]	0.70	[7]	280	52	[5]
1. Series NAV shares began operations on 10-7-08. 2. Based on the average of the shares outstanding. 3. Less than $0.01 per share. 4. Assumes dividend reinvestment. 5. Not annualized. 6. Does not take into consideration expense reductions during the periods shown. 7. Annualized.

American Asset Allocation Trust
SERIES I
12-31-2008[1]	12.00	0.60	[2,3]	(3.90)	(3.30)	(0.25)	(0.01)	—	(0.26)	8.44	(27.39)[4,5,6]		0.64	[7,9,10]	0.63	[7,10]	9.72	[3,7]	2	1
SERIES II
12-31-2008	12.39	0.32	[2,3]	(4.02)	(3.70)	(0.23)	(0.01)	—	(0.24)	8.45	(29.83)[4,6]		0.79	[9,10]	0.78	[10]	3.07	[3]	832	1
12-31-2007[11]	12.50	0.48	[2,3]	(0.32)	0.16	(0.22)	(0.05)	—	(0.27)	12.39	1.28	[4,5]	0.79	[7,8,10]	0.79	[7,10]	5.57	[3,7]	511	—	[5]
SERIES III
12-31-2008[8]	12.34	0.78	[2,3]	(4.39)	(3.61)	(0.28)	(0.01)	—	(0.29)	8.44	(29.17)[4,5,6]		0.29	[7,9,10]	0.28	[7,10]	8.21	[3,7]	34	1
1. Series I shares began operations on 4-28-08. 2. Based on the average of the shares outstanding. 3. Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests. 4. Assumes dividend reinvestment. 5. Not annualized. 6. Total returns would have been lower had certain expenses not been reduced during the periods shown. 7. Annualized. 8. Series III shares began operations on 1-2-08. 9. Does not take into consideration expense reductions during the periods shown. 10. Ratios do not include expense indirectly incurred from underlying funds whose expense ratios can vary between 0.25% – 0.73% and 0.33% – 0.89%, based on the mix of underlying funds held by the portfolio for 2008 and 2007, respectively. 11. Series II shares began operations on 5-1-07.

American Blue Chip Income and Growth Trust
SERIES I
12-31-2008	14.88	0.24	[1,5]	(5.60)	(5.36)	(0.41)	(0.26)	—	(0.67)	8.85	(36.72)[4]		0.58	[8]	0.58	[8]	2.02	[1]	18	131
12-31-2007	18.29	0.40	[1,5]	(0.12)[3]	0.28	(0.31)	(3.38)	—	(3.69)	14.88	1.65	[4]	0.38	[8]	0.38	[8]	2.24	[1]	19	12
12-31-2006	16.00	0.13	[1,5]	2.54	2.67	(0.09)	(0.29)	—	(0.38)	18.29	16.99	[4]	0.39	[2]	0.39	[2]	0.79	[1]	17	15
12-31-2005	16.90	0.09	[1,5]	0.89	0.98	(0.05)	(1.83)	—	(1.88)	16.00	6.76	[4]	0.39	[2]	0.39	[2]	0.60	[1]	7	10
12-31-2004	15.46	0.04	[1,5]	1.40	1.44	—	—	—	—	16.90	9.31		0.39	[2]	0.39	[2]	0.29	[1]	3	54
SERIES II
12-31-2008	14.87	0.17	[1,5]	(5.54)	(5.37)	(0.38)	(0.26)	—	(0.64)	8.86	(36.76)[4]		0.71	[8]	0.71	[8]	1.39	[1]	76	131
12-31-2007	18.26	0.33	[1,5]	(0.08)[3]	0.25	(0.26)	(3.38)	—	(3.64)	14.87	1.48	[4]	0.53	[8]	0.53	[8]	1.85	[1]	156	12
12-31-2006	15.98	0.11	[1,5]	2.53	2.64	(0.07)	(0.29)	—	(0.36)	18.26	16.79	[4]	0.54	[2]	0.54	[2]	0.63	[1]	198	15
12-31-2005	16.85	0.07	[1,5]	0.90	0.97	(0.01)	(1.83)	—	(1.84)	15.98	6.66	[4]	0.53	[2]	0.53	[2]	0.47	[1]	185	10
12-31-2004	15.44	0.01	[1,5]	1.40	1.41	—	—	—	—	16.85	9.13		0.54	[2]	0.54	[2]	0.05	[1]	180	54

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights

Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data
		Income (loss) from investment operations				Less distributions					Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	Tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)	Ratio of gross expenses to average net assets (%)		Ratio of net expenses to average net assets (%)		Ratio of net investment income (loss) to average net assets (%)		Net assets, end of period (in millions)		Portfolio turnover (%)
American Blue Chip Income and Growth Trust (continued)
SERIES III
12-31-2008[7]	14.66	0.73	[1,5]	(5.84)	(5.11)	(0.45)	(0.26)	—	(0.71)	8.84	(35.51)[4]	0.33[8]		0.33[8]		7.12[1]		15		131
1. Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests. 2. Does not include expenses of the investment companies in which the Portfolio invests. 3. The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund. 4. Assumes dividend reinvestment. 5. Based on the average of the shares outstanding. 6. Annualized. 7. Series III shares began operation on 1-2-08. 8. Ratios do not include expense indirectly incurred from underlying funds whose expense ratios can vary between 0.25% – 0.73% and 0.33% – 0.89%, based on the mix of underlying funds held by the portfolio for 2008 and 2007, respectively.

American Bond Trust
SERIES I
12-31-2008	13.13	0.68	[1,2]	(1.91)	(1.23)	(1.18)	(0.02)	—	(1.20)	10.70	(9.72)[4]	0.55	[6]	0.55	[6]	5.57	[2]	9		121
12-31-2007	13.32	1.04	[1,2]	(0.65)	0.39	(0.58)	— [3]	—	(0.58)	13.13	2.96 [4]	0.37	[6]	0.37	[6]	7.85	[2]	10		4
12-31-2006	12.50	0.35	[1,2]	0.47	0.82	—	—	—	—	13.32	6.56	0.38	[5]	0.38	[5]	2.73	[2]	2		1
12-31-2005[7]	12.36	(0.01)[1,2]		0.15	0.14	—	—	—	—	12.50	1.13 [8]	0.40	[5,9]	0.40	[5,9]	(0.40)[2,9]		—	[10]	2
SERIES II
12-31-2008	13.12	0.58	[1,2]	(1.83)	(1.25)	(1.15)	(0.02)	—	(1.17)	10.70	(9.82)[4]	0.70	[6]	0.70	[6]	4.67	[2]	665		121
12-31-2007	13.30	1.06	[1,2]	(0.70)	0.36	(0.54)	— [3]	—	(0.54)	13.12	2.76 [4]	0.52	[6]	0.52	[6]	7.97	[2]	996		4
12-31-2006	12.49	0.41	[1,2]	0.40	0.81	—	—	—	—	13.30	6.49	0.53	[5]	0.53	[5]	3.24	[2]	550		1
12-31-2005[7]	12.50	(0.02)[1,2]		0.01	(0.01)	—	—	—	—	12.49	(0.08)[8]	0.55	[5,9]	0.55	[5,9]	(0.55)[2,9]		148		2
SERIES III
12-31-2008[11]	13.19	1.89	[1,2]	(3.14)	(1.25)	(1.22)	(0.02)	—	(1.24)	10.70	(9.76)[4,8]	0.30	[6,9]	0.30	[6,9]	16.52	[2,9]	19		121
1. Based on the average of the shares outstanding. 2. Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests. 3. Less than $0.01 per share. 4. Assumes dividend reinvestment. 5. Does not include expenses of the investment companies in which the Portfolio invests. 6. Ratios do not include expense indirectly incurred from underlying funds whose expense ratios can vary between 0.25% – 0.73% and 0.33% – 0.89%, based on the mix of underlying funds held by the portfolio for 2008 and 2007, respectively. 7. Series I and Series II shares began operations on 11-2-05 and 7-29-05, respectively. 8. Not annualized. 9. Annualized. 10. Less than $500,000. 11. Series III shares began operation on 1-2-08.

American Diversified Growth & Income Trust
SERIES I
12-31-2008[1]	12.50	0.23	[2,8]	(3.79)	(3.56)	(0.23)	—	—	(0.23)	8.71	(28.43)[3,4,10]	5.68	[5,6,7]	0.66	[5,6]	4.41	[6,8]	—	[9]	7	[3]
SERIES II
12-31-2008[1]	12.50	0.22	[2,8]	(3.79)	(3.57)	(0.22)	—	—	(0.22)	8.71	(28.49)[3,4,10]	5.83	[5,6,7]	0.82	[5,6]	4.26	[6,8]	1		7	[3]
SERIES III
12-31-2008[1]	12.50	0.25	[2,8]	(3.79)	(3.54)	(0.25)	—	—	(0.25)	8.71	(28.27)[3,4,10]	5.33	[5,6,7]	0.31	[5,6]	4.77	[6,8]	—	[9]	7	[3]
SERIES NAV
12-31-2008[1]	12.50	0.26	[2,8]	(3.80)	(3.54)	(0.26)	—	—	(0.26)	8.70	(28.24)[3,4,10]	5.09	[5,6,7]	0.06	[5,6]	5.02	[6,8]	—	[9]	7	[3]
1. Series I, Series II, Series III and Series NAV shares began operations on 7-1-08. 2. Based on the average of the shares outstanding. 3. Not annualized. 4. Assumes dividend reinvestment. 5. Ratios do not include expense indirectly incurred from underlying funds whose expense ratios can vary between 0.25% – 0.73% and 0.33% – 0.89%, based on the mix of underlying funds held by the portfolio for 2008 and 2007, respectively. 6. Annualized. 7. Does not take into consideration expense reductions during the periods shown. 8. Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests. 9. Less than $500,000. 10. Total returns would have been lower had certain expenses not been reduced during the period shown.

American Fundamental Holdings Trust
SERIES I
12-31-2008	11.91	0.26	[1,4]	(3.96)	(3.70)	(0.27)	(0.33)	—	(0.60)	7.61	(30.92)[2,5]	0.69	[8,9]	0.64	[9]	2.50	[4]	—	[10]	1
12-31-2007[3]	12.50	0.24	[1,4]	(0.62)	(0.38)	(0.21)	—	—	(0.21)	11.91	(3.05)[2,5,6]	3.26	[7,8,9]	1.04	[7,8,9]	12.00	[4,7]	—	[10]	—	[6]
SERIES II
12-31-2008	11.91	0.48	[1,4]	(4.18)	(3.70)	(0.26)	(0.33)	—	(0.59)	7.62	(30.97)[2,5]	0.84	[8,9]	0.79	[9]	4.98	[4]	600		1
12-31-2007[3]	12.50	0.51	[1,4]	(0.90)	(0.39)	(0.20)	—	—	(0.20)	11.91	(3.08)[2,5,6]	1.25	[7,8,9]	1.20	[7,8,9]	24.93	[4,7]	58		—	[6]
SERIES III
12-31-2008	11.91	0.75	[1,4]	(4.41)	(3.66)	(0.31)	(0.33)	—	(0.64)	7.61	(30.61)[2,5]	0.34	[8,9]	0.29	[9]	8.29	[4]	14		1
12-31-2007[3]	12.50	0.25	[1,4]	(0.63)	(0.38)	(0.21)	—	—	(0.21)	11.91	(3.00)[2,5,6]	2.90	[7,8,9]	0.70	[7,8,9]	12.35	[4,7]	—	[10]	—	[6]
1. Based on the average of the shares outstanding. 2. Total return would have been lower had certain expenses not been reduced during the period shown. 3. Series I, Series II and Series III shares began operations on 10-31-07. 4. Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests. 5. Assumes dividend reinvestment. 6. Not annualized. 7. Annualized. 8. Does not take into consideration expense reductions during the periods shown. 9. Ratios do not include expense indirectly incurred from underlying funds whose expense ratios can vary between 0.25% – 0.73% and 0.33% – 0.89%, based on the mix of underlying funds held by the portfolio for 2008 and 2007, respectively. 10. Less than $500,000.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights

Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data
		Income (loss) from investment operations				Less distributions					Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	Tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)	Ratio of gross expenses to average net assets (%)		Ratio of net expenses to average net assets (%)		Ratio of net investment income (loss) to average net assets (%)		Net assets, end of period (in millions)		Portfolio turnover (%)
American Global Diversification Trust
SERIES I
12-31-2008	11.88	0.23	[1,2]	(4.38)	(4.15)	(0.24)	(0.45)	—	(0.69)	7.04	(34.72)[3,4]	0.69	[5]	0.64	[6]	2.31	[1]	—	[7]	6
12-31-2007[8]	12.50	0.27	[1,2]	(0.67)	(0.40)	(0.22)	—	—	(0.22)	11.88	(3.17)[3,4,9]	2.85	[5,10]	0.93	[6,10]	13.38	[1,10]	—	[7]	—	[9]
SERIES II
12-31-2008	11.88	0.35	[1,2]	(4.51)	(4.16)	(0.23)	(0.45)	—	(0.68)	7.04	(34.85)[3,4]	0.84	[5]	0.79	[6]	3.69	[1]	542		6
12-31-2007[8]	12.50	0.49	[1,2]	(0.89)	(0.40)	(0.22)	—	—	(0.22)	11.88	(3.19)[3,4,9]	1.03	[5,10]	0.98	[6,10]	24.24	[1,10]	108		—	[9]
SERIES III
12-31-2008	11.87	0.27	[1,2]	(4.38)	(4.11)	(0.28)	(0.45)	—	(0.73)	7.03	(34.44)[3,4]	0.34	[5]	0.29	[6]	2.66	[1]	—	[7]	6
12-31-2007[8]	12.50	0.28	[1,2]	(0.68)	(0.40)	(0.23)	—	—	(0.23)	11.87	(3.19)[3,4,9]	2.50	[5,10]	0.58	[6,10]	13.73	[1,10]	—	[7]	—	[9]
1. Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests. 2. Based on the average of the shares outstanding. 3. Assumes dividend reinvestment. 4. Total return would have been lower had certain expenses not been reduced during period shown. 5. Does not take into consideration expense reductions during the periods shown. 6. Ratios do not include expense indirectly incurred from underlying funds whose expense ratios can vary between 0.25% – 0.73% and 0.33% – 0.89%, based on the mix of underlying funds held by the portfolio for 2008 and 2007, respectively. 7. Less than $500,000. 8. Series I, Series II and Series III shares began operations on 10-31-07. 9. Not annualized. 10. Annualized.

American Global Growth Trust
SERIES II
12-31-2008	13.11	0.14	[1,2]	(5.22)	(5.08)	(0.14)	(0.13)	—	(0.27)	7.76	(38.68)[3,4]	0.80	[5,11]	0.78	[5]	1.24	[2]	150		15
12-31-2007[6]	12.50	0.43	[1,2]	0.43	0.86	(0.20)	(0.05)	—	(0.25)	13.11	6.92 [3,7]	0.81	[5,8]	0.81	[5,8]	4.89	[2,8]	227		1
SERIES III
12-31-2008[9]	13.07	0.66	[1,2]	(5.66)	(5.00)	(0.20)	(0.13)	—	(0.33)	7.74	(38.21)[3,4,7]	0.30	[5,11]	0.28	[5,8]	7.23	[2,8]	—	[10]	15
1. Based on the average of the shares outstanding. 2. Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests. 3. Assumes dividend reinvestment. 4. Total return would have been lower had certain expenses not been reduced during period shown. 5. Ratios do not include expense indirectly incurred from underlying funds whose expense ratios can vary between 0.25% – 0.73% and 0.33% – 0.89%, based on the mix of underlying funds held by the portfolio for 2008 and 2007, respectively. 6. Series II shares began operations on 5-1-07.. 7. Not annualized. 8. Annualized. 9. Series III shares began operation on 1-2-08. 10. Less than $500,000. 11.Do not take into consideration expense reductions during the period shown.

American Global Small Capitalization Trust
SERIES II
12-31-2008	13.35	(0.08)[1,2]		(7.11)	(7.19)	— [4]	(0.13)	—	(0.13)	6.03	(53.79)[3,12]	0.83	[9,11]	0.78	[9]	(0.78)[2]		47		25
12-31-2007[5]	12.50	0.32	[1,2]	0.78 [6]	1.10	(0.16)	(0.09)	—	(0.25)	13.35	8.86 [3,7]	0.86	[8,9]	0.86	[8,9]	3.49	[2,8]	87		4	[8]
SERIES III
12-31-2008[10]	13.31	(0.02)[1,2]		(7.09)	(7.11)	—	(0.19)	—	(0.19)	6.01	(53.39)[3,7,12]	0.33	[9,11]	0.28	[8,9]	(0.28)[2,8]		5		25
1. Based on the average of the shares outstanding. 2. Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests. 3. Assumes dividend reinvestment. 4. Less than $0.01 per share. 5. Series II shares began operations on 5-1-07. 6. The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund. 7. Not annualized. 8. Annualized. 9. Ratios do not include expense indirectly incurred from underlying funds whose expense ratios can vary between 0.25% – 0.73% and 0.33% – 0.89%, based on the mix of underlying funds held by the portfolio for 2008 and 2007, respectively. 10. Series III shares began operation on 1-2-08. 11. Does not take into consideration expense reductions during the period shown. 12. Total return would have been lower had certain expenses not been reduced during period shown.

American Growth Trust
SERIES I
12-31-2008	21.65	0.11	[1,2]	(9.60)	(9.49)	(0.11)	(0.44)	—	(0.55)	11.61	(44.20)[3]	0.56	[6]	0.56	[6]	0.64	[1]	75		16
12-31-2007	21.73	0.10	[1,2]	2.44	2.54	(0.18)	(2.44)	—	(2.62)	21.65	11.93 [3]	0.37	[6]	0.37	[6]	0.43	[1]	102		9
12-31-2006	19.98	0.13	[1,2]	1.81	1.94	(0.06)	(0.13)	—	(0.19)	21.73	9.80 [3]	0.38	[4]	0.38	[4]	0.62	[1]	99		3
12-31-2005	17.28	0.10	[1,2]	2.62	2.72	—	(0.02)	—	(0.02)	19.98	15.78 [3]	0.38	[4]	0.38	[4]	0.54	[1]	57		3
12-31-2004	15.42	(0.01)[1]		1.88	1.87	—	(0.01)	—	(0.01)	17.28	12.10 [3]	0.37	[4]	0.37	[4]	(0.12)[1]		17		1
SERIES II
12-31-2008	21.57	0.07	[1,2]	(9.54)	(9.47)	(0.08)	(0.44)	—	(0.52)	11.58	(44.28)[3]	0.69	[6]	0.69	[6]	0.37	[1]	974		16
12-31-2007	21.64	0.06	[1,2]	2.43	2.49	(0.12)	(2.44)	—	(2.56)	21.57	11.73 [3]	0.52	[6]	0.52	[6]	0.28	[1]	1,739		9
12-31-2006	19.90	0.07	[1,2]	1.84	1.91	(0.04)	(0.13)	—	(0.17)	21.64	9.64 [3]	0.53	[4]	0.53	[4]	0.33	[1]	1,485		3
12-31-2005	17.24	0.05	[1,2]	2.63	2.68	—	(0.02)	—	(0.02)	19.90	15.59 [3]	0.53	[4]	0.53	[4]	0.25	[1]	1,134		3
12-31-2004	15.41	(0.04)[1]		1.88	1.84	—	(0.01)	—	(0.01)	17.24	11.91 [3]	0.52	[4]	0.52	[4]	(0.30)[1]		708		1
SERIES III
12-31-2008[5]	21.53	0.53	[1,2]	(9.87)	(9.34)	(0.18)	(0.44)	—	(0.62)	11.57	(43.75)[3]	0.29	[6]	0.29	[6]	3.80	[1]	10		16
1. Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests. 2. Based on the average of the shares outstanding. 3. Assumes dividend reinvestment. 4. Does not include expenses of the investment companies in which the Portfolio invests. 5. Series III shares began operation on 1-2-08. 6. Ratios do not include expense indirectly incurred from underlying funds whose expense ratios can vary between 0.25% – 0.73% and 0.33% – 0.89%, based on the mix of underlying funds held by the portfolio for 2008 and 2007, respectively.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	Tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Ratio of gross expenses to average net assets (%)		Ratio of net expenses to average net assets (%)		Ratio of net investment income (loss) to average net assets (%)		Net assets, end of period (in millions)		Portfolio turnover (%)
American Growth-Income Trust
SERIES I
12-31-2008	19.53	0.22	[1,2]	(7.57)	(7.35)	(0.24)	(0.41)	—	(0.65)	11.53	(38.08)[3]		0.55	[5]	0.55	[5]	1.39	[1]	19		15
12-31-2007	20.19	0.26	[1,2]	0.66	0.92	(0.60)	(0.98)	—	(1.58)	19.53	4.64	[3]	0.37	[5]	0.37	[5]	1.24	[1]	29		5
12-31-2006	17.81	0.25	[1,2]	2.36	2.61	(0.21)	(0.02)	—	(0.23)	20.19	14.80	[3]	0.38	[4]	0.38	[4]	1.35	[1]	20		2
12-31-2005	17.00	0.27	[1,2]	0.65	0.92	(0.08)	(0.03)	—	(0.11)	17.81	5.44	[3]	0.38	[4]	0.38	[4]	1.55	[1]	14		1
12-31-2004	15.55	0.05	[1]	1.49	1.54	(0.07)	(0.02)	—	(0.09)	17.00	9.96	[3]	0.37	[4]	0.37	[4]	1.01	[1]	9		1
SERIES II
12-31-2008	19.50	0.20	[1,2]	(7.56)	(7.36)	(0.21)	(0.41)	—	(0.62)	11.52	(38.17)[3]		0.69	[5]	0.69	[5]	1.22	[1]	836		15
12-31-2007	20.14	0.22	[1,2]	0.66	0.88	(0.54)	(0.98)	—	(1.52)	19.50	4.48	[3]	0.52	[5]	0.52	[5]	1.05	[1]	1,440		5
12-31-2006	17.77	0.22	[1,2]	2.35	2.57	(0.18)	(0.02)	—	(0.20)	20.14	14.62	[3]	0.53	[4]	0.53	[4]	1.17	[1]	1,237		2
12-31-2005	16.97	0.24	[1,2]	0.66	0.90	(0.07)	(0.03)	—	(0.10)	17.77	5.29	[3]	0.53	[4]	0.53	[4]	1.41	[1]	873		1
12-31-2004	15.53	0.04	[1]	1.48	1.52	(0.06)	(0.02)	—	(0.08)	16.97	9.83	[3]	0.52	[4]	0.52	[4]	0.68	[1]	558		1
SERIES III
12-31-2008[6]	19.30	0.84	[1,2]	(7.93)	(7.09)	(0.30)	(0.41)	—	(0.71)	11.50	(37.18)[3,7]		0.29	[5,8]	0.29	[5,8]	6.24	[1]	12		15
1. Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests. 2. Based on the average of the shares outstanding. 3. Assumes dividend reinvestment. 4. Does not include expenses of the investment companies in which the Portfolio invests. 5. Ratios do not include expense indirectly incurred from underlying funds whose expense ratios can vary between 0.25% – 0.73% and 0.33% – 0.89%, based on the mix of underlying funds held by the portfolio for 2008 and 2007, respectively. 6. Series III shares began operation on 1-2-08. 7. Not annualized. 8. Annualized.

American High Income Bond Trust
SERIES II
12-31-2008	11.33	0.68	[1,2]	(3.46)	(2.78)	(0.74)	—	—	(0.74)	7.81	(24.39)[3,5]		0.86	[10,11]	0.78	[10]	6.45	[2]	34		26
12-31-2007[4]	12.50	1.58	[1,2]	(2.01)	(0.43)	(0.74)	—	—	(0.74)	11.33	(3.41)[5,6]		0.96	[7,10]	0.96	[7,10]	19.47	[2,7]	46		3
SERIES III
12-31-2008[8]	11.32	2.53	[1,2]	(5.26)	(2.73)	(0.79)	—	—	(0.79)	7.80	(23.93)[3,5,6]		0.36	[7,10,11]	0.28	[7,10]	26.70	[2,7]	—	[9]	26
1. Based on the average of the shares outstanding. 2. Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests. 3. Total return would have been lower had certain expenses not been reduced during the period shown. 4. Series II shares began operations on 5-1-07. 5. Assumes dividend reinvestment. 6. Not annualized. 7. Annualized. 8. Series III shares began operation on 1-2-08. 9. Less than $500,000. 10. Ratios do not include expense indirectly incurred from underlying funds whose expense ratios can vary between 0.25% – 0.73% and 0.33% – 0.89%, based on the mix of underlying funds held by the portfolio for 2008 and 2007, respectively. 11. Does not take into consideration expense reductions during the period shown.

American International Trust
SERIES I
12-31-2008	26.71	0.39	[1,2]	(11.51)	(11.12)	(0.51)	(0.77)	—	(1.28)	14.31	(42.37)[3]		0.55	[5]	0.55	[5]	1.86	[2]	69		18
12-31-2007	24.92	0.33	[1,2]	4.37	4.70	(0.43)	(2.48)	—	(2.91)	26.71	19.58	[3]	0.37	[5]	0.37	[5]	1.23	[2]	106		10
12-31-2006	21.44	0.36	[1,2]	3.57	3.93	(0.21)	(0.24)	—	(0.45)	24.92	18.53	[3]	0.38	[4]	0.38	[4]	1.56	[2]	70		6
12-31-2005	19.37	0.34	[1,2]	3.40	3.74	(0.14)	(1.53)	—	(1.67)	21.44	21.07	[3]	0.38	[4]	0.38	[4]	1.75	[2]	35		6
12-31-2004	16.68	0.13	[1]	2.97	3.10	(0.12)	(0.29)	—	(0.41)	19.37	18.88	[3]	0.38	[4]	0.38	[4]	1.57	[2]	10		65
SERIES II
12-31-2008	26.67	0.31	[1,2]	(11.43)	(11.12)	(0.48)	(0.77)	—	(1.25)	14.30	(42.47)[3]		0.69	[5]	0.69	[5]	1.46	[2]	637		18
12-31-2007	24.86	0.27	[1,2]	4.38	4.65	(0.36)	(2.48)	—	(2.84)	26.67	19.41	[3]	0.52	[5]	0.52	[5]	1.01	[2]	1,168		10
12-31-2006	21.40	0.30	[1,2]	3.58	3.88	(0.18)	(0.24)	—	(0.42)	24.86	18.32	[3]	0.53	[4]	0.53	[4]	1.30	[2]	951		6
12-31-2005	19.34	0.25	[1,2]	3.45	3.70	(0.11)	(1.53)	—	(1.64)	21.40	20.87	[3]	0.53	[4]	0.53	[4]	1.31	[2]	624		6
12-31-2004	16.66	0.11	[1]	2.96	3.07	(0.10)	(0.29)	—	(0.39)	19.34	18.74	[3]	0.53	[4]	0.53	[4]	1.07	[2]	307		65
SERIES III
12-31-2008[6]	26.60	1.07	[1,2]	(12.03)	(10.96)	(0.60)	(0.77)	—	(1.37)	14.27	(41.97)[3,8]		0.29	[4,9]	0.29	[4,5,9]	6.08	[2,9]	—	[7]	18
1. Based on the average of the shares outstanding. 2. Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests. 3. Assumes dividend reinvestment. 4. Does not include expenses of the investment companies in which the Portfolio invests. 5. Ratios do not include expense indirectly incurred from underlying funds whose expense ratios can vary between 0.25% – 0.73% and 0.33% – 0.89%, based on the mix of underlying funds held by the portfolio for 2008 and 2007, respectively. 6. Series III shares began operation on 1-2-08. 7. Less than $500,000. 8. Not annualized. 9. Annualized.

American New World Trust
SERIES II
12-31-2008	14.76	0.10	[1,2]	(6.40)	(6.30)	(0.13)	(0.18)	—	(0.31)	8.15	(42.66)[3,4]		0.83	[10,11]	0.78	[10]	0.82	[2]	41		60
12-31-2007[5]	12.50	0.56	[1,2]	2.02	2.58	(0.23)	(0.09)	—	(0.32)	14.76	20.73	[3,6]	0.88	[7,10]	0.88	[7,10]	5.79	[2,7]	83		8
SERIES III
12-31-2008[8]	14.71	0.47	[1,2]	(6.68)	(6.21)	(0.19)	(0.18)	—	(0.37)	8.13	(42.16)[3,4,6]		0.33	[4,10,11]	0.28	[7,10]	4.60	[2,7]	—	[9]	60
1. Based on the average of the shares outstanding. 2. Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests. 3. Assumes dividend reinvestment. 4. Total returns would have been lower had certain expenses not been reduced during periods shown. 5. Series II shares began operations on 5-1-07. 6. Not annualized. 7. Annualized. 8. Series III shares began operation on 1-2-08. 9. Less than $500,000. 10. Ratios do not include expense indirectly incurred from underlying funds whose expense ratios can vary between 0.25% – 0.73% and 0.33% – 0.89%, based on the mix of underlying funds held by the portfolio for 2008 and 2007, respectively. 11. Does not take into consideration expense reductions during the period shown.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights

Per share operating performance for a share outstanding throughout the period													Ratios and supplemental data
		Income (loss) from investment operations				Less distributions							Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	Tax return of capital ($)		Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Ratio of gross expenses to average net assets (%)		Ratio of net expenses to average net assets (%)		Ratio of net investment income (loss) to average net assets (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Blue Chip Growth Trust
SERIES I
12-31-2008	21.70	0.03	[1]	(9.14)	(9.11)	(0.05)	(0.31)	—		(0.36)	12.23	(42.53)[2,3]		0.90	[4]	0.87		0.18	281	58
12-31-2007	19.39	0.08	[1]	2.38	2.46	(0.15)	—	—		(0.15)	21.70	12.75	[2,3,5]	0.88	[4]	0.85		0.40	593	34
12-31-2006	17.73	0.10	[1]	1.60	1.70	(0.04)	—	—		(0.04)	19.39	9.58	[2,3,6]	0.88	[4]	0.86		0.53	668	37
12-31-2005	16.86	0.04	[1]	0.90	0.94	(0.07)	—	—		(0.07)	17.73	5.60	[2,3]	0.92	[4]	0.89		0.24	769	65	[7]
12-31-2004	15.48	0.08	[1]	1.32	1.40	(0.02)	—	—		(0.02)	16.86	9.03	[2,3]	0.91	[4]	0.88		0.53	1,309	31
SERIES II
12-31-2008	21.65	—	[1,8]	(9.11)	(9.11)	(0.02)	(0.31)	—		(0.33)	12.21	(42.63)[2,3]		1.10	[4]	1.07		(0.02)	102	58
12-31-2007	19.32	0.04	[1]	2.37	2.41	(0.08)	—	—		(0.08)	21.65	12.51	[2,3,5]	1.08	[4]	1.05		0.21	176	34
12-31-2006	17.68	0.06	[1]	1.59	1.65	(0.01)	—	—		(0.01)	19.32	9.31	[2,3,6]	1.08	[4]	1.06		0.32	176	37
12-31-2005	16.78	0.01	[1]	0.89	0.90	—	—	—		—	17.68	5.36	[3]	1.12	[4]	1.09		0.04	181	65	[7]
12-31-2004	15.43	0.07	[1]	1.29	1.36	(0.01)	—	—		(0.01)	16.78	8.83	[2,3]	1.11	[4]	1.08		0.47	471	31
SERIES NAV
12-31-2008	21.66	0.04	[1]	(9.12)	(9.08)	(0.07)	(0.31)	—		(0.38)	12.20	(42.52)[2,3]		0.85	[4]	0.82		0.23	1,299	58
12-31-2007	19.36	0.10	[1]	2.37	2.47	(0.17)	—	—		(0.17)	21.66	12.81	[2,3,5]	0.83	[4]	0.80		0.46	2,491	34
12-31-2006	17.71	0.10	[1]	1.59	1.69	(0.04)	—	—		(0.04)	19.36	9.59	[2,3,6]	0.83	[4]	0.81		0.56	1,880	37
12-31-2005[9]	16.32	0.04	[1]	1.45	1.49	(0.10)	—	—		(0.10)	17.71	9.19	[2,3,10]	0.87	[4,11]	0.84	[11]	0.28 [11]	1,480	65	[7]
1. Based on the average of the shares outstanding. 2. Assumes dividend reinvestment. 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Does not take into consideration expense reductions during the periods shown. 5. Payments from Affiliates increased the end of period net asset value per share and the total return by the following amounts:

Portfolio							Impact on NAV per share from Payment from Affiliate for the Year Ended 12-31-2007							Total Return Excluding Payment from Affiliate for the Year Ended 12-31-2007
Blue Chip Growth Series I									$0.01	12.70
Blue Chip Growth Series II									—[8]	12.51
Blue Chip Growth Series NAV									0.01	12.76

6. John Hancock Life Insurance Company made a voluntary payment to the portfolio. Excluding this payment, the impact on total return would have been less than 0.01%. 7. Excludes merger activity. 8. Less than $0.01 per share. 9. Series NAV shares began operations on 2-28-05. 10. Not annualized. 11. Annualized.

Capital Appreciation Trust
SERIES I
12-31-2008	10.05	0.04	[1]	(3.78)	(3.74)	(0.04)	—	—		(0.04)	6.27	(37.22)[2]		0.81		0.81		0.41	114	97
12-31-2007	9.07	0.03	[1]	1.02	1.05	(0.03)	(0.04)	—		(0.07)	10.05	11.61	[2,3,4]	0.82	[5]	0.82		0.31	227	73
12-31-2006	10.02	0.01	[1]	0.20	0.21	—	(1.16)	—		(1.16)	9.07	2.26	[2,3,6]	0.83	[5]	0.83		0.11	263	114	[7]
12-31-2005	8.79	(0.01)[1]		1.24	1.23	—	—	—		—	10.02	13.99		0.95		0.95		(0.10)	52	101
12-31-2004	8.04	0.01	[1]	0.74	0.75	—	—	—		—	8.79	9.33		0.97		0.97		0.15	129	79
SERIES II
12-31-2008	9.96	0.02	[1]	(3.74)	(3.72)	(0.02)	—	—		(0.02)	6.22	(37.36)[2]		1.01		1.01		0.21	52	97
12-31-2007	8.99	0.01	[1]	1.01	1.02	(0.01)	(0.04)	—		(0.05)	9.96	11.36	[2,3,4]	1.02	[5]	1.02		0.11	97	73
12-31-2006	9.96	(0.01)[1]		0.20	0.19	—	(1.16)	—		(1.16)	8.99	2.06	[2,3,6]	1.03	[5]	1.03		(0.09)	113	114	[7]
12-31-2005	8.76	(0.02)[1]		1.22	1.20	—	—	—		—	9.96	13.70		1.15		1.15		(0.27)	47	101
12-31-2004	8.02	—	[1,8]	0.74	0.74	—	—	—		—	8.76	9.23		1.17		1.17		0.02	125	79
SERIES NAV
12-31-2008	10.06	0.04	[1]	(3.78)	(3.74)	(0.05)	—	—		(0.05)	6.27	(37.23)[2]		0.76		0.76		0.46	526	97
12-31-2007	9.08	0.03	[1]	1.03	1.06	(0.04)	(0.04)	—		(0.08)	10.06	11.69	[2,3,4]	0.77	[5]	0.77		0.36	780	73
12-31-2006	10.02	0.01	[1]	0.21	0.22	—	(1.16)	—		(1.16)	9.08	2.38	[2,3,6]	0.78	[5]	0.78		0.15	627	114	[7]
12-31-2005[9]	8.51	(0.01)[1]		1.53	1.52	(0.01)	—	—		(0.01)	10.02	17.88	[2,10]	0.88	[11]	0.88	[11]	(0.18)[11]	207	101
1. Based on the average of the shares outstanding. 2. Assumes dividend reinvestment. 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Payments from Affiliates increased the end of period net asset value per share and the total return by the following amounts:

Portfolio							Impact on NAV per share from Payment from Affiliate for the Year Ended 12-31-2007							Total Return Excluding Payment from Affiliate for the Year Ended 12-31-2007
Capital Appreciation Series I									—	[8]	11.61
Capital Appreciation Series II									—	[8]	11.36
Capital Appreciation Series NAV									$0.01	11.58

5. Does not take into consideration expense reductions during the periods shown. 6. John Hancock Life Insurance Company made a voluntary payment to the portfolio. Excluding this payment, the impact on total return would have been less than 0.01%. 7. Excludes merger activity. 8. Less than $0.01 per share. 9. Series NAV shares began operations on 2-28-05. 10. Not annualized. 11. Annualized.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights

Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data
		Income (loss) from investment operations				Less distributions					Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	Tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)	Ratio of gross expenses to average net assets (%)		Ratio of net expenses to average net assets (%)		Ratio of net investment income (loss) to average net assets (%)		Net assets, end of period (in millions)		Portfolio turnover (%)
Capital Appreciation Value Trust
SERIES I
12-31-2008[7]	12.50	0.15	[1]	(3.56)	(3.41)	(0.07)	—	—	(0.07)	9.02	(27.26)[2,3,8]	1.22	[4,5]	1.18	[5]	2.01	[5]	—	[6]	55	[3,9]
SERIES II
12-31-2008[7]	12.50	0.16	[1]	(3.58)	(3.42)	(0.06)	—	—	(0.06)	9.02	(27.37)[2,3,8]	1.42	[4,5]	1.38	[5]	2.46	[5]	141		55	[3,9]
SERIES NAV
12-31-2008[7]	12.50	0.16	[1]	(3.56)	(3.40)	(0.08)	—	—	(0.08)	9.02	(27.23)[2,3,8]	1.17	[4,5]	1.13	[5]	2.26	[5]	1		55	[3,9]
1. Based on the average of the shares outstanding. 2. Assumes dividend reinvestment. 3. Not annualized. 4. Does not take into consideration expense reductions during the periods shown. 5. Annualized. 6. Less than $500,000. 7. Series I, II and NAV shares began operations on 4-28-08. 8. Total returns would have been lower had certain expenses not been reduced during the periods shown. 9. The Portfolio turnover rate including the effect of “TBA” (to be announced) for the period ended is 63%.

Classic Value Trust
SERIES I
12-31-2008	12.23	0.20	[1]	(5.72)	(5.52)	(0.18)	(0.14)	—	(0.32)	6.39	(45.55)[2,3]	0.99	[4]	0.99		2.09		9		103
12-31-2007	16.20	0.24	[1]	(2.24)	(2.00)	(0.26)	(1.71)	—	(1.97)	12.23	(12.58)[2,3]	0.92	[4]	0.92		1.51		23		36
12-31-2006	14.37	0.19	[1]	2.11	2.30	(0.15)	(0.32)	—	(0.47)	16.20	16.04 [2,3]	0.96	[4]	0.96		1.24		30		47
12-31-2005	13.84	0.13	[1]	1.17	1.30	(0.08)	(0.69)	—	(0.77)	14.37	9.42 [2]	1.11		1.11		0.88		12		42
12-31-2004[5]	12.50	0.05	[1]	1.36	1.41	(0.03)	(0.04)	—	(0.07)	13.84	11.31 [2,3,6]	1.48	[4,7]	1.42	[7]	0.59	[7]	3		9	[6]
SERIES II
12-31-2008	12.22	0.19	[1]	(5.72)	(5.53)	(0.16)	(0.14)	—	(0.30)	6.39	(45.68)[2,3]	1.19	[4]	1.19		1.95		11		103
12-31-2007	16.19	0.21	[1]	(2.25)	(2.04)	(0.22)	(1.71)	—	(1.93)	12.22	(12.80)[2,3]	1.12	[4]	1.12		1.29		22		36
12-31-2006	14.36	0.16	[1]	2.11	2.27	(0.12)	(0.32)	—	(0.44)	16.19	15.83 [2,3]	1.16	[4]	1.16		1.03		40		47
12-31-2005	13.83	0.09	[1]	1.18	1.27	(0.05)	(0.69)	—	(0.74)	14.36	9.22 [2]	1.32		1.32		0.62		19		42
12-31-2004[5]	12.50	0.04	[1]	1.36	1.40	(0.03)	(0.04)	—	(0.07)	13.83	11.17 [2,3,6]	1.68	[4,7]	1.62	[7]	0.44	[7]	11		9	[6]
SERIES NAV
12-31-2008	12.24	0.22	[1]	(5.74)	(5.52)	(0.19)	(0.14)	—	(0.33)	6.39	(45.55)[2,3]	0.94	[4]	0.94		2.24		7		103
12-31-2007	16.22	0.25	[1]	(2.25)	(2.00)	(0.27)	(1.71)	—	(1.98)	12.24	(12.58)[2,3]	0.87	[4]	0.88		1.58		15		36
12-31-2006	14.38	0.20	[1]	2.12	2.32	(0.16)	(0.32)	—	(0.48)	16.22	16.15 [2,3]	0.91	[4]	0.91		1.28		8		47
12-31-2005[5]	13.42	0.09	[1]	1.64	1.73	(0.09)	(0.68)	—	(0.77)	14.38	12.88 [2,6]	1.03	[7]	1.03	[7]	0.91	[7]	3		42
1. Based on the average of the shares outstanding. 2. Assumes dividend reinvestment. 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Does not take into consideration expense reductions during the periods shown. 5. Series I, Series II and Series NAV shares began operations on 5-3-04, 5-3-04 and 4-29-05, respectively. 6. Not annualized. 7. Annualized.

Core Allocation Plus Trust
SERIES I
12-31-2008[1]	12.50	0.12	[2]	(4.06)	(3.94)	(0.06)	—	—	(0.06)	8.50	(31.50)[3,4]	1.63	[5,7]	1.63[7]		1.12[7]		11		97	[3,6]
SERIES II
12-31-2008[1]	12.50	0.09	[2]	(4.05)	(3.96)	(0.04)	—	—	(0.04)	8.50	(31.67)[3,4]	1.83	[5,7]	1.83[7]		0.92[7]		56		97	[3,6]
SERIES NAV
12-31-2008[1]	12.50	0.13	[2]	(4.07)	(3.94)	(0.07)	—	—	(0.07)	8.49	(31.53)[3,4]	1.59	[5,7]	1.59[7]		1.15[7]		4		97	[3,6]
1. Series I, Series II and Series NAV shares began operations on 1-2-08. 2. Based on the average of the shares outstanding. 3. Not annualized. 4. Total returns would have been lower had certain expenses not been reduced during the periods shown. 5. Does not take into consideration expense reductions during the periods shown. 6. The Portfolio turnover rate including the effect of “TBA” (to be announced) securities is 122% for the year ended 12-31-08. 7. Annualized.

Core Equity Trust
SERIES I
12-31-2008	13.23	0.09	[1]	(7.16)	(7.07)	(1.16)	(0.28)	—	(1.44)	4.72	(54.46)[2,3]	0.89	[4]	0.88		0.97		1		54
12-31-2007	15.14	0.01	[1]	(0.86)	(0.85)	—	(1.06)	—	(1.06)	13.23	(5.89)[2,3]	0.86	[4]	0.86		0.08		2		25
12-31-2006	15.07	—	[1,5]	0.95	0.95	—	(0.88)	—	(0.88)	15.14	6.73 [2,3]	0.88	[4]	0.88		(0.01)		2		35
12-31-2005	14.23	0.01	[1]	0.83	0.84	—	—	—	—	15.07	5.90	0.91		0.91		0.07		1		65
12-31-2004[6]	12.50	—	[1,5]	1.73	1.73	—	—	—	—	14.23	13.84 [7]	0.96	[8]	0.96	[8]	(0.05)[8]		194		6	[7]
SERIES II
12-31-2008	13.13	0.07	[1]	(7.10)	(7.03)	(1.14)	(0.28)	—	(1.42)	4.68	(54.59)[2,3]	1.09	[4]	1.08		0.75		19		54
12-31-2007	15.06	(0.02)[1]		(0.85)	(0.87)	—	(1.06)	—	(1.06)	13.13	(6.06)[2,3]	1.06	[4]	1.06		(0.15)		44		25
12-31-2006	15.03	(0.03)[1]		0.94	0.91	—	(0.88)	—	(0.88)	15.06	6.47 [2,3]	1.08	[4]	1.08		(0.22)		54		35
12-31-2005	14.21	(0.03)[1]		0.85	0.82	—	—	—	—	15.03	5.77	1.11		1.11		(0.21)		57		65
12-31-2004[6]	12.50	(0.02)[1]		1.73	1.71	—	—	—	—	14.21	13.68 [7]	1.16	[8]	1.16	[8]	(0.26)[8]		237		6	[7]

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights

Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data
		Income (loss) from investment operations			Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)	Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	Tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Ratio of gross expenses to average net assets (%)		Ratio of net expenses to average net assets (%)		Ratio of net investment income (loss) to average net assets (%)	Net assets, end of period (in millions)		Portfolio turnover (%)
Core Equity Trust (continued)
SERIES NAV
12-31-2008	13.25	0.09 [1]	(7.17)	(7.08)	(1.17)	(0.28)	—	(1.45)	4.72	(54.46)[2,3]		0.84	[4]	0.83		0.90	2		54
12-31-2007	15.16	0.02 [1]	(0.87)	(0.85)	— [5]	(1.06)	—	(1.06)	13.25	(5.85)[2,3]		0.81	[4]	0.81		0.12	614		25
12-31-2006	15.09	— [1,5]	0.95	0.95	—	(0.88)	—	(0.88)	15.16	6.73	[2,3]	0.83	[4]	0.83		0.03	479		35
12-31-2005[6]	13.71	— [1,5]	1.38	1.38	—	—	—	—	15.09	10.07	[7]	0.85	[8]	0.85	[8]	(0.02)[8]	403		65
1. Based on the average of the shares outstanding. 2. Assumes dividend reinvestment. 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Does not take into consideration expense reductions during the periods shown. 5. Less than $0.01 per share. 6. Series I, Series II and Series NAV shares began operations on 5-3-04, 5-3-04 and 2-28-05, respectively. 7. Not annualized. 8. Annualized.

Disciplined Diversification Trust
SERIES I
12-31-2008[1]	12.50	0.19 [2]	(3.67)	(3.48)	(0.11)	(0.01)	—	(0.12)	8.90	(27.87)[3,4]		1.04	[5,6,7]	0.75	[5,6]	2.63 [6]	1		7	[3]
SERIES II
12-31-2008[1]	12.50	0.15 [2]	(3.64)	(3.49)	(0.09)	(0.01)	—	(0.10)	8.91	(27.96)[3,4]		1.24	[5,6,7]	0.95	[5,6]	2.13 [6]	117		7	[3]
SERIES NAV
12-31-2008[1]	12.50	0.16 [2]	(3.64)	(3.48)	(0.11)	(0.01)	—	(0.12)	8.90	(27.83)[3,4]		0.99	[5,6,7]	0.70	[5,6]	2.40 [6]	2		7	[3]
1. Series I, II and NAV shares began operations on 4-28-08. 2. Based on the average of the shares outstanding. 3. Not annualized. 4. Assumes dividend reinvestment. 5. Does not include expenses of the investment companies in which the Portfolio invests. 6. Annualized. 7. Does not take into consideration expense reductions during the periods shown.

Emerging Markets Value Trust
SERIES I
12-31-2008	14.64	0.25 [1]	(7.86)	(7.61)	(0.26)	(0.03)	—	(0.29)	6.74	(52.17)[2,3]		1.14	[4]	1.14		2.53	3		19
12-31-2007[5]	12.50	0.14 [1]	2.41	2.55	(0.09)	(0.32)	—	(0.41)	14.64	20.57	[2,3,6]	1.14	[4,7]	1.13	[7]	1.46 [7]	1		9	[6]
SERIES NAV
12-31-2008	14.56	0.27 [1]	(7.80)	(7.53)	(0.27)	(0.03)	—	(0.30)	6.73	(51.93)[2,3]		1.09	[4]	1.09		2.42	300		19
12-31-2007[5]	12.50	0.15 [1]	2.33	2.48	(0.10)	(0.32)	—	(0.42)	14.56	19.94	[2,3,6]	1.09	[4,7]	1.08	[7]	1.61 [7]	517		9	[6]
1. Based on the average of the shares outstanding. 2. Assumes dividend reinvestment. 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Does not take into consideration expense reductions during the periods shown. 5. Series I and Series NAV shares began operations on 5-1-07. 6. Not annualized. 7. Annualized.

Emerging Small Company Trust
SERIES I
12-31-2008	24.50	(0.04)[1]	(10.56)	(10.60)	—	(0.01)	—	(0.01)	13.89	(43.28)[2,3]		1.10	[4]	1.10		(0.17)	82		128
12-31-2007	29.42	(0.15)[1]	2.27	2.12	—	(7.04)	—	(7.04)	24.50	8.05	[2,3,5]	1.07	[4]	1.07		(0.54)	179		70
12-31-2006	30.20	(0.17)[1]	1.00	0.83	—	(1.61)	—	(1.61)	29.42	2.41	[2,3]	1.08	[4]	1.08		(0.57)	213		164
12-31-2005	28.75	(0.18)[1]	1.63	1.45	—	—	—	—	30.20	5.04		1.12		1.12		(0.63)	259		54
12-31-2004	25.78	(0.21)[1]	3.18	2.97	—	—	—	—	28.75	11.52		1.11		1.11		(0.76)	393		55
SERIES II
12-31-2008	24.18	(0.07)[1]	(10.42)	(10.49)	—	(0.01)	—	(0.01)	13.68	(43.40)[2,3]		1.30	[4]	1.30		(0.36)	21		128
12-31-2007	29.17	(0.20)[1]	2.25	2.05	—	(7.04)	—	(7.04)	24.18	7.84	[2,3,5]	1.27	[4]	1.27		(0.74)	43		70
12-31-2006	30.02	(0.23)[1]	0.99	0.76	—	(1.61)	—	(1.61)	29.17	2.18	[2,3]	1.28	[4]	1.28		(0.77)	53		164
12-31-2005	28.63	(0.23)[1]	1.62	1.39	—	—	—	—	30.02	4.86		1.32		1.32		(0.83)	71		54
12-31-2004	25.72	(0.26)[1]	3.17	2.91	—	—	—	—	28.63	11.31		1.31		1.31		(0.98)	120		55
SERIES NAV
12-31-2008	24.55	(0.02)[1]	(10.59)	(10.61)	—	(0.01)	—	(0.01)	13.93	(43.23)[2,3]		1.05	[4]	1.05		(0.09)	2		128
12-31-2007	29.46	(0.12)[1]	2.25	2.13	—	(7.04)	—	(7.04)	24.55	8.08	[2,3,5]	1.02	[4]	1.02		(0.44)	2		70
12-31-2006	30.23	(0.15)[1]	0.99	0.84	—	(1.61)	—	(1.61)	29.46	2.44	[2,3]	1.03	[4]	1.03		(0.50)	1		164
12-31-2005[6]	28.21	(0.15)[1]	2.17	2.02	—	—	—	—	30.23	7.16	[7]	1.03	[8]	1.03	[8]	(0.61)[8]	—	[9]	54
1. Based on the average of the shares outstanding. 2. Assumes dividend reinvestment. 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Does not take into consideration expense reductions during the periods shown. 5. Payments from Affiliates increased the end of period net asset value per share and the total return by the following amounts:

Portfolio						Impact on NAV per share from Payment from Affiliate for the Year Ended 12-31-2007						Total Return Excluding Payment from Affiliate for the Year Ended 12-31-2007
Emerging Small Company Series I								$0.04	7.87
Emerging Small Company Series II								0.04	7.66
Emerging Small Company Series NAV								0.02	7.99

6. Series NAV shares began operations on 2-28-05. 7. Not annualized. 8. Annualized. 9. Less than $500,000.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	Tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Ratio of gross expenses to average net assets (%)		Ratio of net expenses to average net assets (%)		Ratio of net investment income (loss) to average net assets (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
Equity-Income Trust
SERIES I
12-31-2008	16.47	0.34	[1]	(6.14)	(5.80)	(0.35)	(0.36)	—	(0.71)	9.96	(35.96)[2,3]		0.91	[4]	0.87		2.48		344	32
12-31-2007	18.52	0.32	[1]	0.28	0.60	(0.54)	(2.11)	—	(2.65)	16.47	3.35	[2,3,5]	0.89	[4]	0.86		1.73		694	25
12-31-2006	16.87	0.27	[1]	2.75	3.02	(0.27)	(1.10)	—	(1.37)	18.52	19.02	[2,3,6]	0.89	[4]	0.87		1.60		830	16
12-31-2005	17.04	0.25	[1]	0.38	0.63	(0.21)	(0.59)	—	(0.80)	16.87	3.92	[2,3]	0.91	[4]	0.89		1.53		846	48	[7]
12-31-2004	15.22	0.24	[1]	1.96	2.20	(0.20)	(0.18)	—	(0.38)	17.04	14.81	[2,3]	0.91	[4]	0.88		1.53		1,364	21
SERIES II
12-31-2008	16.42	0.32	[1]	(6.14)	(5.82)	(0.31)	(0.36)	—	(0.67)	9.93	(36.16)[2,3]		1.11	[4]	1.07		2.30		147	32
12-31-2007	18.44	0.28	[1]	0.29	0.57	(0.48)	(2.11)	—	(2.59)	16.42	3.16	[2,3,5]	1.09	[4]	1.06		1.54		278	25
12-31-2006	16.81	0.24	[1]	2.73	2.97	(0.24)	(1.10)	—	(1.34)	18.44	18.76	[2,3,6]	1.09	[4]	1.07		1.40		320	16
12-31-2005	16.96	0.22	[1]	0.38	0.60	(0.16)	(0.59)	—	(0.75)	16.81	3.72	[2,3]	1.11	[4]	1.08		1.35		304	48	[7]
12-31-2004	15.17	0.21	[1]	1.95	2.16	(0.19)	(0.18)	—	(0.37)	16.96	14.61	[2,3]	1.11	[4]	1.08		1.38		573	21
SERIES NAV
12-31-2008	16.43	0.35	[1]	(6.13)	(5.78)	(0.36)	(0.36)	—	(0.72)	9.93	(35.94)[2,3]		0.86	[4]	0.82		2.55		808	32
12-31-2007	18.49	0.33	[1]	0.28	0.61	(0.56)	(2.11)	—	(2.67)	16.43	3.39	[2,3,5]	0.84	[4]	0.81		1.79		1,431	25
12-31-2006	16.85	0.28	[1]	2.74	3.02	(0.28)	(1.10)	—	(1.38)	18.49	19.05	[2,3,6]	0.84	[4]	0.82		1.65		1,290	16
12-31-2005[8]	17.11	0.23	[1]	0.34	0.57	(0.24)	(0.59)	—	(0.83)	16.85	3.57	[2,3,9]	0.86	[4,10]	0.83	[10]	1.64	[10]	1,189	48	[7]
1. Based on the average of the shares outstanding. 2. Assumes dividend reinvestment. 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Does not take into consideration expense reductions during the periods shown. 5. Payments from Affiliates increased the end of period net asset value per share and the total return by the following amounts:

Portfolio							Impact on NAV per share from Payment from Affiliate for the Year Ended 12-31-2007						Total Return Excluding Payment from Affiliate for the Year Ended 12-31-2007
Equity-Income Series I									—[11]	3.35
Equity-Income Series II									$0.01	3.10
Equity-Income Series NAV									—[11]	3.39

6. John Hancock Life Insurance Company made a voluntary payment to the portfolio. Excluding this payment, the impact on total return would have been less than 0.01%. 7. Excludes merger activity. 8. Series NAV shares began operations on 2-28-05. 9. Not annualized. 10. Annualized. 11. Less than $0.01 per share.

Financial Services Trust
SERIES I
12-31-2008	14.54	0.10	[1]	(6.34)	(6.24)	(0.09)	(0.68)	—	(0.77)	7.53	(44.65)[2,3]		0.95	[4]	0.95		0.91		33	11
12-31-2007	18.78	0.13	[1]	(1.45)	(1.32)	(0.24)	(2.68)	—	(2.92)	14.54	(6.82)[2,3,5]		0.91	[4]	0.91		0.68		52	12
12-31-2006	15.31	0.10	[1]	3.43	3.53	(0.06)	— [6]	—	(0.06)	18.78	23.12	[2,3,7]	0.91	[4]	0.91		0.58		80	12
12-31-2005	14.00	0.07	[1]	1.29	1.36	(0.05)	—	—	(0.05)	15.31	9.78	[2,3]	1.01	[4]	0.99		0.47		54	51
12-31-2004	12.73	0.05	[1]	1.27	1.32	(0.05)	—	—	(0.05)	14.00	10.38	[2]	1.01		1.01		0.36		53	12
SERIES II
12-31-2008	14.48	0.08	[1]	(6.30)	(6.22)	(0.07)	(0.68)	—	(0.75)	7.51	(44.75)[2,3]		1.15	[4]	1.15		0.71		26	11
12-31-2007	18.67	0.09	[1]	(1.43)	(1.34)	(0.17)	(2.68)	—	(2.85)	14.48	(6.93)[2,3,5]		1.11	[4]	1.11		0.49		43	12
12-31-2006	15.24	0.06	[1]	3.40	3.46	(0.03)	— [6]	—	(0.03)	18.67	22.77	[2,3,7]	1.11	[4]	1.11		0.38		62	12
12-31-2005	13.93	0.04	[1]	1.30	1.34	(0.03)	—	—	(0.03)	15.24	9.62	[2,3]	1.21	[4]	1.19		0.27		44	51
12-31-2004	12.69	0.02	[1]	1.26	1.28	(0.04)	—	—	(0.04)	13.93	10.09	[2]	1.21		1.21		0.17		43	12
SERIES NAV
12-31-2008	14.53	0.11	[1]	(6.34)	(6.23)	(0.10)	(0.68)	—	(0.78)	7.52	(44.63)[2,3]		0.90	[4]	0.90		0.97		20	11
12-31-2007	18.77	0.14	[1]	(1.45)	(1.31)	(0.25)	(2.68)	—	(2.93)	14.53	(6.74)[2,3,5]		0.86	[4]	0.86		0.75		42	12
12-31-2006	15.31	0.10	[1]	3.43	3.53	(0.07)	— [6]	—	(0.07)	18.77	23.16	[2,3,7]	0.86	[4]	0.86		0.63		55	12
12-31-2005[9]	13.32	0.05	[1]	1.94	1.99	—	—	—	—	15.31	14.94	[3,10]	0.92	[4,8]	0.88	[8]	0.52	[8]	54	51
1. Based on the average of the shares outstanding. 2. Assumes dividend reinvestment. 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Does not take into consideration expense reductions during the periods shown. 5. Payments from Affiliates increased the end of period net asset value per share and the total return by the following amounts:

Portfolio							Impact on NAV per share from Payment from Affiliate for the Year Ended 12-31-2007						Total Return Excluding Payment from Affiliate for the Year Ended 12-31-2007
Financial Services Series I									—[6]	–6.82
Financial Services Series II									$0.01	–6.99
Financial Services Series NAV									—[6]	–6.74

6. Less than $0.01 per share. 7. John Hancock Life Insurance Company made a voluntary payment to the portfolio. Excluding this payment, the impact on total return would have been less than 0.01%. 8. Annualized. 9. Series NAV shares began operations on 4-29-05. 10. Not annualized.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	Tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Ratio of gross expenses to average net assets (%)		Ratio of net expenses to average net assets (%)		Ratio of net investment income (loss) to average net assets (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
Franklin Templeton Founding Allocation Trust
SERIES I
12-31-2008[1]	11.16	0.59	[2,3]	(3.94)	(3.35)	(0.27)	(0.18)	—	(0.45)	7.36	(30.39)[4,5,6]		0.15	[7,8,9]	0.08	[7,9,10]	7.77	[7]	12	4	[6]
SERIES II
12-31-2008	12.05	0.29	[2,3]	(4.53)	(4.24)	(0.25)	(0.18)	—	(0.43)	7.38	(35.55)[4,5]		0.33	[7,8,9]	0.28	[9,10]	2.94	[3,7]	1,111	4
12-31-2007[11]	12.50	0.12	[2,3]	(0.50)	(0.38)	(0.07)	—	—	(0.07)	12.05	(3.08)[6,4,5]		0.33	[7,8,9]	0.28	[7,9]	1.47	[3,7]	1,139	2	[6]
SERIES NAV
12-31-2008[12]	11.26	0.60	[2,3]	(4.22)	(3.62)	(0.28)	—	—	(0.28)	7.36	(32.08)[4,5,6]		0.08	[7,8,9]	0.03	[7,9,10]	10.86	[7]	1	4	[6]
1. Series I shares began operations on 1-28-08. 2. Based on the average of the shares outstanding. 3. Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests. 4. Assumes dividend reinvestment. 5. Total returns would have been lower had certain expenses not been reduced during the periods shown. 6. Not annualized. 7. Annualized. 8. Does not take into consideration expense reductions during the periods shown. 9. Does not include expenses of the investment companies in which the Portfolio invests. 10.  Ratios do not include expense indirectly incurred from underlying funds whose expense ratios can vary between 0.87% – 1.06% and 0.86% – 1.06%, based on the mix of underlying funds held by the portfolio for 2008 and 2007, respectively. 11. Series II shares began operations on 5-1-07. 12. Series NAV shares began operations on 4-28-08.

Fundamental Value Trust
SERIES I
12-31-2008	16.50	0.13	[1]	(6.55)	(6.42)	(0.12)	(0.17)	—	(0.29)	9.79	(39.32)[2,3]		0.86	[4]	0.86		1.04		406	28	[5]
12-31-2007	16.82	0.19	[1]	0.47	0.66	(0.28)	(0.70)	—	(0.98)	16.50	4.04	[2,3]	0.85	[4]	0.85		1.13		177	8
12-31-2006	15.32	0.13	[1]	2.01	2.14	(0.12)	(0.52)	—	(0.64)	16.82	14.51	[2,3]	0.86	[4]	0.86		0.86		204	18
12-31-2005	14.14	0.12	[1]	1.12	1.24	(0.06)	—	—	(0.06)	15.32	8.84	[2,3]	0.92	[4]	0.90		0.84		202	36
12-31-2004	12.71	0.10	[1]	1.39	1.49	(0.06)	—	—	(0.06)	14.14	11.80	[2]	0.94		0.94		0.74		429	6
SERIES II
12-31-2008	16.45	0.12	[1]	(6.55)	(6.43)	(0.08)	(0.17)	—	(0.25)	9.77	(39.46)[2,3]		1.06	[4]	1.06		0.84		282	28	[5]
12-31-2007	16.74	0.16	[1]	0.47	0.63	(0.22)	(0.70)	—	(0.92)	16.45	3.87	[2,3]	1.05	[4]	1.05		0.92		445	8
12-31-2006	15.26	0.10	[1]	2.00	2.10	(0.10)	(0.52)	—	(0.62)	16.74	14.24	[2,3]	1.06	[4]	1.06		0.66		391	18
12-31-2005	14.07	0.09	[1]	1.13	1.22	(0.03)	—	—	(0.03)	15.26	8.70	[2,3]	1.12	[4]	1.10		0.63		270	36
12-31-2004	12.68	0.07	[1]	1.38	1.45	(0.06)	—	—	(0.06)	14.07	11.44	[2]	1.14		1.14		0.56		386	6
SERIES NAV
12-31-2008	16.45	0.15	[1]	(6.55)	(6.40)	(0.12)	(0.17)	—	(0.29)	9.76	(39.27)[2,3]		0.81	[4]	0.81		1.11		684	28	[5]
12-31-2007	16.78	0.20	[1]	0.46	0.66	(0.29)	(0.70)	—	(0.99)	16.45	4.08	[2,3]	0.80	[3]	0.80		1.18		789	8
12-31-2006	15.29	0.14	[1]	2.01	2.15	(0.14)	(0.52)	—	(0.66)	16.78	14.56	[2,3]	0.81	[4]	0.81		0.91		612	18
12-31-2005[6]	14.37	0.13	[1]	0.89	1.02	(0.10)	—	—	(0.10)	15.29	7.14	[2,3,7]	0.85	[4,8]	0.82	[8]	1.08	[8]	482	36
1. Based on the average of the shares outstanding. 2. Assumes dividend reinvestment. 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Does not take into consideration expense reductions during the periods shown. 5. Excludes merger activity. 6. Series NAV shares began operations on 2-28-05. 7. Not annualized. 8. Annualized.

Global Trust
SERIES I
12-31-2008	17.91	0.33	[1]	(7.40)	(7.07)	(0.30)	—	—	(0.30)	10.54	(39.51)[2,3]		1.00	[5]	0.99		2.26		131	12
12-31-2007	19.20	0.26	[1]	(0.02)	0.24	(0.45)	(1.08)	—	(1.53)	17.91	1.28	[2,3,4]	0.97	[5]	0.96		1.35		303	40
12-31-2006	16.17	0.27	[1]	2.99	3.26	(0.23)	—	—	(0.23)	19.20	20.32	[2,3]	1.01	[5]	0.99		1.58		359	27
12-31-2005	14.79	0.22	[1]	1.35	1.57	(0.19)	—	—	(0.19)	16.17	10.72	[2,3]	1.05	[5]	1.00		1.43		344	24
12-31-2004	13.11	0.18	[1]	1.73	1.91	(0.23)	—	—	(0.23)	14.79	14.75	[2,3]	1.05	[5]	1.00		1.36		358	39
SERIES II
12-31-2008	17.84	0.30	[1]	(7.37)	(7.07)	(0.26)	—	—	(0.26)	10.51	(39.64)[2,3]		1.20	[5]	1.19		2.04		31	12
12-31-2007	19.10	0.25	[1]	(0.05)	0.20	(0.38)	(1.08)	—	(1.46)	17.84	1.09	[2,3,4]	1.17	[5]	1.16		1.27		65	40
12-31-2006	16.09	0.24	[1]	2.97	3.21	(0.20)	—	—	(0.20)	19.10	20.09	[2,3]	1.21	[5]	1.19		1.38		41	27
12-31-2005	14.73	0.18	[1]	1.35	1.53	(0.17)	—	—	(0.17)	16.09	10.50	[2,3]	1.25	[5]	1.19		1.21		36	24
12-31-2004	13.07	0.16	[1]	1.72	1.88	(0.22)	—	—	(0.22)	14.73	14.53	[2,3]	1.25	[5]	1.20		1.21		28	39

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	Tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Ratio of gross expenses to average net assets (%)		Ratio of net expenses to average net assets (%)		Ratio of net investment income (loss) to average net assets (%)		Net assets, end of period (in millions)		Portfolio turnover (%)
Global Trust (continued)
SERIES NAV
12-31-2008	17.90	0.32	[1]	(7.38)	(7.06)	(0.31)	—	—	(0.31)	10.53	(39.49)[2,3]		0.95	[5]	0.94		2.22		375		12
12-31-2007	19.20	0.21	[1]	0.04 [6]	0.25	(0.47)	(1.08)	—	(1.55)	17.90	1.32	[2,3,4]	0.92	[5]	0.91		1.12		384		40
12-31-2006	16.17	0.27	[1]	3.00	3.27	(0.24)	—	—	(0.24)	19.20	20.42	[2,3]	0.96	[5]	0.96		1.56		2		27
12-31-2005[7]	14.36	0.11	[1]	1.70	1.81	—	—	—	—	16.17	12.60	[3,8]	0.97	[5,9]	0.91	[9]	0.99	[9]	—	[10]	24
1. Based on the average of the shares outstanding. 2. Assumes dividend reinvestment. 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Payments from Affiliates increased the end of period net asset value per share and the total return by the following amounts:

Portfolio							Impact on NAV per share from Payment from Affiliate for the Year Ended 12-31-2007		Total Return Excluding Payment from Affiliate for the Year Ended 12-31-2007
Global Series I							$0.03	1.11
Global Series II							0.04	0.87
Global Series NAV							—[11]	1.32

5. Does not take into consideration expense reductions during the periods shown. 6. The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund. 7. Series NAV shares began operations on 4-29-05. 8. Not annualized. 9. Annualized. 10. Less than $500,000. 11. Less than $0.01 per share.

Global Allocation Trust
SERIES I
12-31-2008	11.22	0.19	[1]	(4.04)	(3.85)	(0.53)	(0.02)	—	(0.55)	6.82	(34.29)[2,3]		1.05	[4]	1.04		1.90		43		110	[11]
12-31-2007	12.78	0.23	[1]	0.39	0.62	(0.84)	(1.34)	—	(2.18)	11.22	5.13	[2,3,5]	1.01	[4]	1.01		1.82		87		94
12-31-2006	11.38	0.21	[1]	1.31	1.52	(0.12)	—	—	(0.12)	12.78	13.50	[2,3]	1.02	[4]	1.02		1.77		94		90
12-31-2005	10.82	0.16	[1]	0.50	0.66	(0.10)	—	—	(0.10)	11.38	6.20	[2]	1.09		1.09		1.44		80		129
12-31-2004	9.70	0.14	[1]	1.08	1.22	(0.10)	—	—	(0.10)	10.82	12.73	[2]	1.10		1.10		1.38		110		76
SERIES II
12-31-2008	11.16	0.16	[1]	(4.00)	(3.84)	(0.51)	(0.02)	—	(0.53)	6.79	(34.39)[2,3]		1.25	[4]	1.24		1.69		133		110	[11]
12-31-2007	12.71	0.20	[1]	0.39	0.59	(0.80)	(1.34)	—	(2.14)	11.16	4.87	[2,3,5]	1.21	[4]	1.21		1.62		228		94
12-31-2006	11.32	0.19	[1]	1.30	1.49	(0.10)	—	—	(0.10)	12.71	13.28	[2,3]	1.22	[4]	1.22		1.57		199		90
12-31-2005	10.78	0.13	[1]	0.50	0.63	(0.09)	—	—	(0.09)	11.32	5.93	[2]	1.29		1.29		1.21		113		129
12-31-2004	9.68	0.11	[1]	1.09	1.20	(0.10)	—	—	(0.10)	10.78	12.52	[2]	1.30		1.30		1.12		93		76
SERIES NAV
12-31-2008	11.18	0.19	[1]	(4.02)	(3.83)	(0.53)	(0.02)	—	(0.55)	6.80	(34.21)[2,3]		1.00	[4]	0.99		1.92		13		110	[11]
12-31-2007	12.76	0.23	[1]	0.38	0.61	(0.85)	(1.34)	—	(2.19)	11.18	5.06	[2,3,5]	0.98	[4]	0.98		1.84		15		94
12-31-2006	11.37	0.22	[1]	1.31	1.53	(0.14)	—	—	(0.14)	12.76	13.58	[2,3]	0.97	[4]	0.97		1.80		2		90
12-31-2005[6]	10.87	0.16	[1]	0.46	0.62	(0.12)	—	—	(0.12)	11.37	5.81	[2,7]	0.94	[8]	0.94	[8]	1.92	[8]	—	[9]	129
1. Based on the average of the shares outstanding. 2. Assumes dividend reinvestment. 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Does not take into consideration expense reductions during the periods shown. 5. Payments from Affiliates increased the end of period net asset value per share and the total return by the following amounts:

Portfolio							Impact on NAV per share from Payment from Affiliate for the Year Ended 12-31-2007						Total Return Excluding Payment from Affiliate for the Year Ended 12-31-2007
Global Allocation Series I									$0.01	5.04
Global Allocation Series II									0.01	4.78
Global Allocation Series NAV									—[10]	5.06

6. Series NAV shares began operations on 2-28-05. 7. Not annualized. 8. Annualized. 9. Less than $500,000. 10. Less than $0.01 per share. 11. The Portfolio turnover rate including the effect of “TBA” (to be announced) securities was 113% for the year ended 12-31-08. Prior years exclude the effect of TBA transactions.

Global Real Estate Trust
SERIES I
12-31-2008[1]	11.81	0.15	[2]	(5.40)	(5.25)	(0.39)	—	—	(0.39)	6.17	(44.31)[3,4,5]		1.19	[6,7]	1.19	[7]	2.52	[7]	—	[8]	77
SERIES NAV
12-31-2008	12.11	0.22	[2]	(5.76)	(5.54)	(0.40)	—	—	(0.40)	6.17	(45.64)[3,4]		1.11	[6]	1.11		2.35		479		77
12-31-2007	15.26	0.21	[2]	(1.57)	(1.36)	(0.87)	(0.82)	(0.10)	(1.79)	12.11	(9.88)[3,4]		1.06	[6]	1.06		1.42		530		87
12-31-2006[9]	12.50	0.16	[2]	2.60	2.76	—	—	—	—	15.26	22.08	[3,5]	1.07	[6,7]	1.07	[7]	1.84	[7]	431		112	[5]
1. Series I shares began operations on 4-28-08. 2. Based on the average of the shares outstanding. 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Assumes dividend reinvestment. 5. Not annualized. 6. Does not take into consideration expense reductions during the periods shown. 7. Annualized. 8. Less than $500,000. 9. Series NAV shares began operations on 4-28-06.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights

Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data
		Income (loss) from investment operations			Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)	Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	Tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Ratio of gross expenses to average net assets (%)		Ratio of net expenses to average net assets (%)		Ratio of net investment income (loss) to average net assets (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Growth Equity Trust
SERIES NAV
12-31-2008[1]	12.50	0.02 [2]	(5.06)	(5.04)	(0.01)	—	—	(0.01)	7.45	(40.36)[3,4,5]		0.80	[6,7]	0.80	[6]	0.23 [6]	299	74	[3]
1. Class NAV shares began operation on 4-28-08. 2. Based on the average of the shares outstanding. 3. Not annualized. 4. Total returns would have been lower had certain expenses not been reduced during the periods shown. 5. Assumes dividend reinvestment. 6. Annualized. 7. Does not take into consideration expense reductions during the periods shown.

Health Sciences Trust
SERIES I
12-31-2008	15.10	(0.07)[1]	(4.37)	(4.44)	—	(0.31)	—	(0.31)	10.35	(29.90)[2,3]		1.22	[4]	1.17		(0.58)	91	51
12-31-2007	15.71	(0.08)[1]	2.67	2.59	—	(3.20)	—	(3.20)	15.10	17.67	[2,3,5]	1.19	[4]	1.14		(0.52)[6]	143	50
12-31-2006	15.97	(0.12)[1]	1.35	1.23	—	(1.49)	—	(1.49)	15.71	8.51	[2,3]	1.19	[4]	1.16		(0.77)	133	52
12-31-2005	15.44	(0.13)[1]	1.81	1.68	—	(1.15)	—	(1.15)	15.97	12.50	[2,3]	1.22	[4]	1.19		(0.89)	132	67	[7]
12-31-2004	13.39	(0.12)[1]	2.17	2.05	—	—	—	—	15.44	15.31	[2]	1.21	[4]	1.18		(0.84)	121	48
SERIES II
12-31-2008	14.89	(0.10)[1]	(4.30)	(4.40)	—	(0.31)	—	(0.31)	10.18	(30.06)[2,3]		1.42	[4]	1.37		(0.77)	48	51
12-31-2007	15.56	(0.11)[1]	2.64	2.53	—	(3.20)	—	(3.20)	14.89	17.44	[2,3,5]	1.39	[4]	1.34		(0.72)[6]	81	50
12-31-2006	15.86	(0.15)[1]	1.34	1.19	—	(1.49)	—	(1.49)	15.56	8.30	[2,3]	1.39	[4]	1.36		(0.97)	81	52
12-31-2005	15.37	(0.16)[1]	1.80	1.64	—	(1.15)	—	(1.15)	15.86	12.28	[2,3]	1.42	[4]	1.39		(1.09)	85	67	[7]
12-31-2004	13.36	(0.15)[1]	2.16	2.01	—	—	—	—	15.37	15.04	[2]	1.41	[4]	1.38		(1.04)	78	48
SERIES NAV
12-31-2008	15.12	(0.07)[1]	(4.37)	(4.44)	—	(0.31)	—	(0.31)	10.37	(29.86)[2,3]		1.17	[4]	1.12		(0.53)	21	51
12-31-2007	15.72	(0.08)[1]	2.68	2.60	—	(3.20)	—	(3.20)	15.12	17.73	[2,3,5]	1.14	[4]	1.09		(0.48)[6]	34	50
12-31-2006	15.98	(0.11)[1]	1.34	1.23	—	(1.49)	—	(1.49)	15.72	8.50	[2,3]	1.14	[4]	1.11		(0.72)	30	52
12-31-2005[8]	12.99	(0.08)[1]	3.07	2.99	—	—	—	—	15.98	23.02	[2,9]	1.12	[4,10]	1.12	[10]	(0.81)[10]	29	67	[7]
1. Based on the average of the shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown. 3. Assumes dividend reinvestment. 4. Does not take into consideration expense reductions during the periods shown. 5. Payments from Affiliates increased the end of period net asset value per share and the total return by the following amounts:

Portfolio						Impact on NAV per share from Payment from Affiliate for the Year Ended 12-31-2007						Total Return Excluding Payment from Affiliate for the Year Ended 12-31-2007
Health Sciences Series I								$0.01	17.60
Health Sciences Series II								0.01	17.37
Health Sciences Series NAV								—[11]	17.73

6. Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflects special dividends received by the Portfolio which amounted to the following amounts:

Portfolio						Series			Per share				Percentage of average net assets
Health Sciences						I			$0.03				0.18
Health Sciences						II			0.03				0.18
Health Sciences						NAV			0.02				0.17

7. Excludes merger activity. 8. Series NAV shares began operations on 4-29-05. 9. Not annualized. 10. Annualized. 11. Less than $0.01 per share.
Income and Value Trust
SERIES I
12-31-2008	10.86	0.22 [1]	(3.43)	(3.21)	(0.30)	(0.20)	—	(0.50)	7.15	(30.13)[2,3]		0.94	[4]	0.94		2.37	223	74	[5]
12-31-2007	12.11	0.25 [1]	(0.12)	0.13	(0.50)	(0.88)	—	(1.38)	10.86	1.11	[2,3,6]	0.91	[4]	0.91		2.02	399	56	[5]
12-31-2006	11.37	0.23 [1]	0.74	0.97	(0.23)	—	—	(0.23)	12.11	8.66	[2,3]	0.91	[4]	0.91		1.94	483	62
12-31-2005	10.99	0.18 [1]	0.38	0.56	(0.18)	—	—	(0.18)	11.37	5.22	[2]	0.90		0.90		1.70	525	54
12-31-2004	10.35	0.16 [1]	0.62	0.78	(0.14)	—	—	(0.14)	10.99	7.64	[2]	0.88	[7]	0.88	[7]	1.53	629	83	[8]
SERIES II
12-31-2008	10.80	0.20 [1]	(3.40)	(3.20)	(0.28)	(0.20)	—	(0.48)	7.12	(30.23)[2,3]		1.14	[4]	1.14		2.14	48	74	[5]
12-31-2007	12.03	0.22 [1]	(0.12)	0.10	(0.45)	(0.88)	—	(1.33)	10.80	0.91	[2,3,6]	1.11	[4]	1.11		1.82	88	56	[5]
12-31-2006	11.30	0.20 [1]	0.74	0.94	(0.21)	—	—	(0.21)	12.03	8.42	[2,3]	1.11	[4]	1.11		1.74	102	62
12-31-2005	10.93	0.16 [1]	0.37	0.53	(0.16)	—	—	(0.16)	11.30	4.98	[2]	1.10		1.10		1.50	110	54
12-31-2004	10.31	0.14 [1]	0.62	0.76	(0.14)	—	—	(0.14)	10.93	7.42	[2]	1.08	[7]	1.08	[7]	1.32	126	83	[8]

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	Tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Ratio of gross expenses to average net assets (%)		Ratio of net expenses to average net assets (%)		Ratio of net investment income (loss) to average net assets (%)		Net assets, end of period (in millions)		Portfolio turnover (%)
Income and Value Trust (continued)
SERIES NAV
12-31-2008	10.86	0.23	[1]	(3.43)	(3.20)	(0.31)	(0.20)	—	(0.51)	7.15	(30.07	) [2,3]	0.89	[4]	0.89		2.44		1		74	[5]
12-31-2007	12.12	0.25	[1]	(0.12)	0.13	(0.51)	(0.88)	—	(1.39)	10.86	1.12	[2,3,6]	0.86	[4]	0.86		2.07		2		56	[5]
12-31-2006	11.37	0.23	[1]	0.75	0.98	(0.23)	—	—	(0.23)	12.12	8.78	[2,3]	0.86	[4]	0.86		2.00		2		62
12-31-2005[9]	10.44	0.13	[1]	0.80	0.93	—	—	—	—	11.37	8.91	[10]	0.87	[11]	0.87	[11]	1.70	[11]	1		54
1. Based on the average of the shares outstanding. 2. Assumes dividend reinvestment. 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Does not take into consideration expense reductions during the periods shown. 5. The Portfolio turnover rate including the effect of “TBA” (to be announced) is 77% and 167% for the year ended 12-31-08 and 12-31-07, respectively. Prior years exclude the effect of TBA transactions. 6. Payments from Affiliates increased the end of period net asset value per share and the total return by the following amounts:

Portfolio							Impact on NAV per share from Payment from Affiliate for the Year Ended 12-31-2007						Total Return Excluding Payment from Affiliate for the Year Ended 12-31-2007
Income & Value Series I									$0.01	1.02
Income & Value Series II									0.01	0.81
Income & Value Series NAV									0.01	1.03

7. The ratios of net operating expenses excluding costs incurred in connection with the reorganization were 0.87% and 1.07% for Series I and Series II. 8. Excludes merger activity. 9. Series NAV shares began operations on 4-29-05. 10. Not annualized. 11. Annualized.

International Core Trust
SERIES I
12-31-2008	14.39	0.30	[1]	(5.79)	(5.49)	(0.62)	(0.16)	—	(0.78)	8.12	(38.62)[2,3]		1.11	[4]	1.11		2.52		64		63
12-31-2007	15.16	0.32	[1]	1.33	1.65	(0.35)	(2.07)	—	(2.42)	14.39	11.49	[2,3,5]	1.07	[4]	1.07		2.07		129		39
12-31-2006	12.78	0.28	[1]	2.79	3.07	(0.08)	(0.61)	—	(0.69)	15.16	24.69	[2,3]	1.04	[4]	1.04		2.01		141		39
12-31-2005	11.11	0.12	[1]	1.64	1.76	(0.09)	—	—	(0.09)	12.78	15.94	[2]	1.19		1.19		1.03		134		147
12-31-2004	9.69	0.12	[1]	1.38	1.50	(0.08)	—	—	(0.08)	11.11	15.59	[2]	1.16		1.16		1.18		366		76
SERIES II
12-31-2008	14.46	0.27	[1]	(5.80)	(5.53)	(0.59)	(0.16)	—	(0.75)	8.18	(38.70)[2,3]		1.31	[4]	1.31		2.32		26		63
12-31-2007	15.21	0.29	[1]	1.33	1.62	(0.30)	(2.07)	—	(2.37)	14.46	11.21	[2,3,5]	1.27	[4]	1.27		1.85		53		39
12-31-2006	12.82	0.24	[1]	2.82	3.06	(0.06)	(0.61)	—	(0.67)	15.21	24.54	[2,3]	1.24	[4]	1.24		1.76		46		39
12-31-2005	11.08	0.01	[1]	1.73	1.74	—	—	—	—	12.82	15.70		1.36		1.36		0.05		33		147
12-31-2004	9.68	0.10	[1]	1.38	1.48	(0.08)	—	—	(0.08)	11.08	15.35	[2]	1.36		1.36		0.99		253		76
SERIES NAV
12-31-2008	14.36	0.31	[1]	(5.78)	(5.47)	(0.63)	(0.16)	—	(0.79)	8.10	(38.58)[2,3]		1.06	[4]	1.06		2.65		627		63
12-31-2007	15.14	0.32	[1]	1.34	1.66	(0.37)	(2.07)	—	(2.44)	14.36	11.54	[2,3,5]	1.02	[4]	1.02		2.06		1,487		39
12-31-2006	12.76	0.27	[1]	2.80	3.07	(0.08)	(0.61)	—	(0.69)	15.14	24.73	[2,3]	0.99	[4]	0.99		1.95		1,160		39
12-31-2005[6]	11.44	0.17	[1]	1.27	1.44	(0.12)	—	—	(0.12)	12.76	12.78	[2,7]	1.19	[8]	1.19	[8]	1.72	[8]	702		147
1. Based on the average of the shares outstanding. 2. Assumes dividend reinvestment. 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Does not take into consideration expense reductions during the periods shown. 5. Payments from Affiliates increased the end of period net asset value per share and the total return by the following amounts:

Portfolio							Impact on NAV per share from Payment from Affiliate for the Year Ended 12-31-2007						Total Return Excluding Payment from Affiliate for the Year Ended 12-31-2007
International Core Series I									$0.01	11.42
International Core Series II									—[9]	11.21
International Core Series NAV									0.01	11.46

6. Series NAV shares began operations on 2-28-05. 7. Not annualized. 8. Annualized. 9. Less than $0.01 per share.
International Opportunities Trust
SERIES I
12-31-2008	17.66	0.20	[1]	(8.83)	(8.63)	(0.17)	(0.62)	—	(0.79)	8.24	(50.56)[2,3]		1.08[4]		1.07		1.51		4		128
12-31-2007	18.15	0.23	[1]	3.10	3.33	(0.29)	(3.53)	—	(3.82)	17.66	20.10	[2,3]	1.04	[4]	1.04		1.22		10		122
12-31-2006	15.53	0.12	[1]	3.47	3.59	(0.10)	(0.87)	—	(0.97)	18.15	23.83	[2,3]	1.07	[4]	1.07		0.74		6		102
12-31-2005[5]	12.50	0.02	[1]	3.01	3.03	—	—	—	—	15.53	24.24	[6]	1.19	[7]	1.19	[7]	0.22	[7]	—	[8]	101
SERIES II
12-31-2008	17.69	0.16	[1]	(8.82)	(8.66)	(0.14)	(0.62)	—	(0.76)	8.27	(50.66)[2,3]		1.28	[4]	1.27		1.14		32		128
12-31-2007	18.17	0.23	[1]	3.05	3.28	(0.23)	(3.53)	—	(3.76)	17.69	19.77	[2,3]	1.24	[4]	1.24		1.24		84		122
12-31-2006	15.51	0.07	[1]	3.53	3.60	(0.07)	(0.87)	—	(0.94)	18.17	23.90	[2,3]	1.25	[4]	1.25		0.43		44		102
12-31-2005[5]	12.50	0.03	[1]	2.98	3.01	—	—	—	—	15.51	24.08	[6]	1.42	[7]	1.42	[7]	0.25	[7]	13		101

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	Tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Ratio of gross expenses to average net assets (%)		Ratio of net expenses to average net assets (%)		Ratio of net investment income (loss) to average net assets (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
International Opportunities Trust (continued)
SERIES NAV
12-31-2008	17.66	0.18	[1]	(8.80)	(8.62)	(0.18)	(0.62)	—	(0.80)	8.24	(50.51)[2,3]		1.03[4]		1.02		1.36		474	128
12-31-2007	18.17	0.26	[1]	3.07	3.33	(0.31)	(3.53)	—	(3.84)	17.66	20.10	[2,3]	0.99	[4]	0.99		1.43		870	122
12-31-2006	15.54	0.11	[1]	3.50	3.61	(0.11)	(0.87)	—	(0.98)	18.17	23.96	[2,3]	1.00	[4]	1.00		0.66		666	102
12-31-2005[5]	12.50	0.14	[1]	2.90	3.04	—	—	—	—	15.54	24.32	[6]	1.11	[7]	1.11	[7]	1.48	[7]	332	101
1. Based on the average of the shares outstanding. 2. Assumes dividend reinvestment. 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Does not take into consideration expense reductions during the periods shown. 5. Series I, Series II and Series NAV shares began operations on 4-29-05. 6. Not annualized. 7. Annualized. 8. Less than $500,000.

International Small Cap Trust
SERIES I
12-31-2008	18.79	0.40	[1]	(10.22)	(9.82)	(0.41)	(0.22)	—	(0.63)	8.34	(52.98)[2,3]		1.23	[4]	1.22		2.70		51	24
12-31-2007	24.30	0.27	[1]	2.10	2.37	(0.71)	(7.17)	—	(7.88)	18.79	10.18	[2,3,5]	1.17	[4]	1.17		1.13		144	24
12-31-2006	19.29	0.31	[1]	4.93	5.24	(0.23)	—	—	(0.23)	24.30	27.34	[2,3]	1.16	[4]	1.16		1.45		156	41
12-31-2005	17.63	0.23	[1]	1.59	1.82	(0.16)	—	—	(0.16)	19.29	10.39	[2]	1.22		1.22		1.31		139	47
12-31-2004	14.56	0.22	[1]	2.87	3.09	(0.02)	—	—	(0.02)	17.63	21.23	[2]	1.24		1.24		1.44		309	32
SERIES II
12-31-2008	18.87	0.37	[1]	(10.26)	(9.89)	(0.37)	(0.22)	—	(0.59)	8.39	(53.11)[2,3]		1.43	[4]	1.42		2.49		24	24
12-31-2007	24.35	0.21	[1]	2.11	2.32	(0.63)	(7.17)	—	(7.80)	18.87	9.90	[2,3,5]	1.37	[4]	1.37		0.90		71	24
12-31-2006	19.31	0.27	[1]	4.97	5.24	(0.20)	—	—	(0.20)	24.35	27.29	[2,3]	1.36	[4]	1.36		1.28		59	41
12-31-2005	17.58	0.15	[1]	1.62	1.77	(0.04)	—	—	(0.04)	19.31	10.10	[2]	1.41		1.41		0.83		47	47
12-31-2004	14.54	0.17	[1]	2.89	3.06	(0.02)	—	—	(0.02)	17.58	21.03	[2]	1.44		1.44		1.10		187	32
SERIES NAV
12-31-2008	18.73	0.41	[1]	(10.20)	(9.79)	(0.42)	(0.22)	—	(0.64)	8.30	(53.00)[2,3]		1.18	[4]	1.17		2.80		155	24
12-31-2007	24.26	0.28	[1]	2.09	2.37	(0.73)	(7.17)	—	(7.90)	18.73	10.20	[2,3,5]	1.12	[4]	1.12		1.18		403	24
12-31-2006	19.25	0.30	[1]	4.95	5.25	(0.24)	—	—	(0.24)	24.26	27.46	[2,3]	1.11	[4]	1.11		1.38		413	41
12-31-2005[6]	18.52	0.23	[1]	0.70	0.93	(0.20)	—	—	(0.20)	19.25	5.11	[2,7]	1.16	[8]	1.16	[8]	1.52	[8]	381	47
1. Based on the average of the shares outstanding. 2. Assumes dividend reinvestment. 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Does not take into consideration expense reductions during the periods shown. 5. Payments from Affiliates increased the end of period net asset value per share and the total return by the following amounts:

Portfolio							Impact on NAV per share from Payment from Affiliate for the Year Ended 12-31-2007						Total Return Excluding Payment from Affiliate for the Year Ended 12-31-2007
International Small Cap Series I									$0.02	10.06
International Small Cap Series II									0.01	9.84
International Small Cap Series NAV									0.01	10.14

6. Series NAV shares began operations on 2-28-05. 7. Not annualized. 8. Annualized.
International Small Company Trust
SERIES NAV
12-31-2008	12.18	0.18	[1]	(5.71)	(5.53)	(0.12)	—	—	(0.12)	6.53	(45.35)[2,3]		1.11	[4]	1.11		1.89		238	10
12-31-2007	13.24	0.15	[1]	0.52	0.67	(0.22)	(1.51)	—	(1.73)	12.18	5.43	[2,5]	1.11	[4]	1.10		1.08		227	29
12-31-2006[6]	12.50	0.08	[1]	0.66	0.74	—	—	—	—	13.24	5.92	[5,7]	1.12	[3,4]	1.12	[3]	0.96	[3]	235	51	[7]
1. Based on the average of the shares outstanding. 2. Assumes dividend reinvestment. 3. Annualized. 4. Does not take into consideration expense reductions during the periods shown. 5. Total returns would have been lower had certain expenses not been reduced during the periods shown. 6. Series NAV shares began operations on 4-28-06. 7. Not annualized.

International Value Trust
SERIES I
12-31-2008	17.14	0.47	[1]	(7.61)	(7.14)	(0.50)	(0.44)	—	(0.94)	9.06	(42.67)[2,3]		1.04	[4]	1.02		3.47		165	18
12-31-2007	19.38	0.43	[1]	1.26	1.69	(0.84)	(3.09)	—	(3.93)	17.14	9.53	[2,3,5]	1.02	[4]	1.00		2.32		387	24
12-31-2006	15.99	0.46	[1]	4.05	4.51	(0.33)	(0.79)	—	(1.12)	19.38	29.59	[2,3]	0.98	[4]	0.97		2.67		453	38
12-31-2005	14.80	0.33	[1]	1.20	1.53	(0.15)	(0.19)	—	(0.34)	15.99	10.54	[2,3]	1.06	[4]	1.02		2.23		404	76
12-31-2004	12.33	0.21	[1]	2.42	2.63	(0.16)	—	—	(0.16)	14.80	21.54	[2,3]	1.07	[4]	1.00		1.64		462	29
SERIES II
12-31-2008	17.09	0.44	[1]	(7.59)	(7.15)	(0.46)	(0.44)	—	(0.90)	9.04	(42.81)[2,3]		1.24	[4]	1.22		3.27		118	18
12-31-2007	19.30	0.39	[1]	1.26	1.65	(0.77)	(3.09)	—	(3.86)	17.09	9.36	[2,3,5]	1.22	[4]	1.20		2.12		259	24
12-31-2006	15.94	0.42	[1]	4.03	4.45	(0.30)	(0.79)	—	(1.09)	19.30	29.27	[2,3]	1.18	[4]	1.17		2.46		252	38
12-31-2005	14.74	0.27	[1]	1.22	1.49	(0.10)	(0.19)	—	(0.29)	15.94	10.31	[2,3]	1.26	[4]	1.22		1.80		213	76
12-31-2004	12.29	0.19	[1]	2.41	2.60	(0.15)	—	—	(0.15)	14.74	21.37	[2,3]	1.27	[4]	1.20		1.50		371	29

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	Tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Ratio of gross expenses to average net assets (%)		Ratio of net expenses to average net assets (%)		Ratio of net investment income (loss) to average net assets (%)		Net assets, end of period (in millions)		Portfolio turnover (%)
International Value Trust (continued)
SERIES NAV
12-31-2008	17.06	0.47	[1]	(7.58)	(7.11)	(0.50)	(0.44)	—	(0.94)	9.01	(42.64)[2,3]		0.99	[4]	0.97		3.49		582		18
12-31-2007	19.31	0.43	[1]	1.26	1.69	(0.85)	(3.09)	—	(3.94)	17.06	9.61	[2,3,5]	0.97	[4]	0.95		2.32		1,103		24
12-31-2006	15.94	0.46	[1]	4.04	4.50	(0.34)	(0.79)	—	(1.13)	19.31	29.61	[2,3]	0.93	[4]	0.92		2.67		921		38
12-31-2005[6]	15.29	0.34	[1]	0.68	1.02	(0.18)	(0.19)	—	(0.37)	15.94	6.87	[2,3,7]	1.01	[4,8]	0.97	[8]	2.65	[8]	682		76
1. Based on the average of the shares outstanding. 2. Assumes dividend reinvestment. 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Does not take into consideration expense reductions during the periods shown. 5. Payments from Affiliates increased the end of period net asset value per share and the total return by the following amounts: 6. Series NAV shares began operations on 2-28-05. 7. Not annualized. 8. Annualized.

Large Cap Trust
SERIES I
12-31-2008	14.44	0.17	[1]	(5.88)	(5.71)	(0.18)	—	—	(0.18)	8.55	(39.52)[3,4]		0.80	[6]	0.80		1.36		145		71
12-31-2007	15.74	0.17	[1]	0.05 [2]	0.22	(0.20)	(1.32)	—	(1.52)	14.44	1.40	[3,4,5]	0.80	[6]	0.79		1.08		295		43	[7]
12-31-2006	14.13	0.16	[1]	1.82	1.98	(0.03)	(0.34)	—	(0.37)	15.74	14.36	[3,4]	0.85	[6]	0.85		1.14		1		31
12-31-2005[8]	12.50	0.05	[1]	1.58	1.63	—	—	—	—	14.13	13.04	[9]	1.15	[10]	1.15	[10]	0.58	[10]	—	[11]	46	[9]
SERIES II
12-31-2008	14.40	0.14	[1]	(5.86)	(5.72)	(0.15)	—	—	(0.15)	8.53	(39.67)[3,4]		1.00	[6]	1.00		1.15		9		71
12-31-2007	15.66	0.14	[1]	0.06 [2]	0.20	(0.14)	(1.32)	—	(1.46)	14.40	1.27	[3,4,5]	1.00	[6]	1.00		0.88		20		43	[7]
12-31-2006	14.09	0.12	[1]	1.83	1.95	(0.04)	(0.34)	—	(0.38)	15.66	14.15	[3,4]	1.08	[6]	1.08		0.80		2		31
12-31-2005[8]	12.50	0.05	[1]	1.54	1.59	—	—	—	—	14.09	12.72	[9]	1.11	[10]	1.11	[10]	0.53	[10]	1		46	[9]
SERIES NAV
12-31-2008	14.41	0.17	[1]	(5.88)	(5.71)	(0.18)	—	—	(0.18)	8.52	(39.55)[3,4]		0.75	[6]	0.75		1.38		147		71
12-31-2007	15.70	0.17	[1]	0.07 [2]	0.24	(0.21)	(1.32)	—	(1.53)	14.41	1.53	[3,4,5]	0.78	[6]	0.77		1.09		370		43	[7]
12-31-2006	14.12	0.15	[1]	1.83	1.98	(0.06)	(0.34)	—	(0.40)	15.70	14.38	[3,4]	0.83	[6]	0.83		1.03		209		31
12-31-2005[8]	12.50	0.07	[1]	1.55	1.62	—	—	—	—	14.12	12.96	[9]	0.94	[10]	0.94	[10]	0.75	[10]	125		46	[9]
1. Based on the average of the shares outstanding. 2. The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund. 3. Assumes dividend reinvestment. 4. Total returns would have been lower had certain expenses not been reduced during the periods shown. 5. Payments from Affiliates increased the end of period net asset value per share and the total return by the following amounts:

Portfolio							Impact on NAV per share from Payment from Affiliate for the Year Ended 12-31-2007						Total Return Excluding Payment from Affiliate for the Year Ended 12-31-2007
Large Cap Series I									$0.07	0.90
Large Cap Series II									0.07	0.78
Large Cap Series NAV									0.06	1.11

6. Does not take into consideration expense reductions during the periods shown. 7. Excludes merger activity. 8. Series I, Series II and Series NAV shares began operations on 4-29-05. 9. Not annualized. 10. Annualized. 11. Less than $500,000.

Large Cap Value Trust
SERIES I
12-31-2008	22.37	0.22	[1]	(8.25)	(8.03)	(0.29)	—	—	(0.29)	14.05	(35.91)[2,3]		0.91	[4]	0.90		1.15		37		107
12-31-2007	23.07	0.21	[1]	0.79	1.00	(0.23)	(1.47)	—	(1.70)	22.37	4.38	[2,3,5]	0.90	[4]	0.90		0.87		75		67
12-31-2006	21.70	0.20	[1]	3.08	3.28	(0.10)	(1.81)	—	(1.91)	23.07	15.93	[2,3]	0.96	[4]	0.96		0.90		87		61	[9]
12-31-2005	18.79	0.10	[1]	2.81	2.91	—	—	—	—	21.70	15.49		0.97		0.97		0.50		10		105
12-31-2004	15.66	0.20	[1]	3.19	3.39	(0.12)	(0.14)	—	(0.26)	18.79	21.80	[2]	1.03		1.03		1.22		71		109
SERIES II
12-31-2008	22.29	0.18	[1]	(8.20)	(8.02)	(0.25)	—	—	(0.25)	14.02	(36.02)[2,3]		1.11	[4]	1.10		0.97		24		107
12-31-2007	22.96	0.16	[1]	0.80	0.96	(0.16)	(1.47)	—	(1.63)	22.29	4.18	[2,3,5]	1.10	[4]	1.10		0.68		48		67
12-31-2006	21.60	0.11	[1]	3.12	3.23	(0.06)	(1.81)	—	(1.87)	22.96	15.75	[2,3]	1.14	[4]	1.14		0.52		63		61	[9]
12-31-2005	18.74	0.08	[1]	2.78	2.86	—	—	—	—	21.60	15.26		1.18		1.18		0.39		90		105
12-31-2004	15.64	0.17	[1]	3.18	3.35	(0.11)	(0.14)	—	(0.25)	18.74	21.53	[2]	1.23		1.23		1.00		102		109

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights

Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data
		Income (loss) from investment operations			Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)	Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	Tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Ratio of gross expenses to average net assets (%)		Ratio of net expenses to average net assets (%)		Ratio of net investment income (loss) to average net assets (%)	Net assets, end of period (in millions)		Portfolio turnover (%)
Large Cap Value Trust (continued)
SERIES NAV
12-31-2008	22.38	0.23 [1]	(8.25)	(8.02)	(0.31)	—	—	(0.31)	14.05	(35.89)[2,3]		0.86	[4]	0.85		1.22	242		107
12-31-2007	23.09	0.22 [1]	0.80	1.02	(0.26)	(1.47)	—	(1.73)	22.38	4.45	[2,3,5]	0.85	[4]	0.85		0.93	506		67
12-31-2006	21.71	0.19 [1]	3.11	3.30	(0.11)	(1.81)	—	(1.92)	23.09	16.03	[2,3]	0.89	[4]	0.89		0.86	386		61	[9]
12-31-2005[6]	19.80	0.10 [1]	1.81	1.91	—	—	—	—	21.71	9.65	[2,7]	0.91	[8]	0.91	[8]	0.56 [8]	146		105
1. Based on the average of the shares outstanding. 2. Assumes dividend reinvestment. 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Does not take into consideration expense reductions during the periods shown. 5. Payments from Affiliates increased the end of period net asset value per share and the total return by the following amounts:

Portfolio						Impact on NAV per share from Payment from Affiliate for the Year Ended 12-31-2007						Total Return Excluding Payment from Affiliate for the Year Ended 12-31-2007
Large Cap Value Series I								$0.01	4.33
Large Cap Value Series II								0.01	4.14
Large Cap Value Series NAV								0.01	4.40

6. Series NAV shares began operation on 2-28-05. 7. Not annualized. 8. Annualized. 9. Excludes merger activities.
Mid Cap Intersection Trust
SERIES I
12-31-2008	11.64	0.03 [1]	(4.92)	(4.89)	(0.02)	—	—	(0.02)	6.73	(42.05)[2,3]		0.98	[4]	0.98		0.36	—	[5]	84
12-31-2007[6]	12.50	— [1]	(0.86)	(0.86)	—	—	—	—	11.64	(6.88)[2,7]		0.98	[4,8]	0.98	[8]	— [8]	—	[5]	87	[7]
SERIES II
12-31-2008	11.62	0.02 [1]	(4.92)	(4.90)	—	—	—	—	6.72	(42.17)[2]		1.18	[4]	1.18		0.22	3		84
12-31-2007[6]	12.50	(0.02)[1]	(0.86)	(0.88)	—	—	—	—	11.62	(7.04)[2,7]		1.18	[4,8]	1.18	[8]	(0.24)[8]	2		87	[7]
SERIES NAV
12-31-2008	11.64	0.02 [1]	(4.91)	(4.89)	(0.02)	—	—	(0.02)	6.73	(42.00)[2,3]		0.93	[4]	0.93		0.28	79		84
12-31-2007[6]	12.50	— [1]	(0.86)	(0.86)	— [9]	—	—	—	11.64	(6.87)[2,3,7]		0.93	[4,8]	0.93	[8]	0.03 [8]	304		87	[7]
1. Based on the average of the shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown. 3. Assumes dividend reinvestment. 4. Does not take into consideration expense reductions during the periods shown. 5. Less than $500,000. 6. Series I, Series II and Series NAV shares began operations on 5-1-07. 7. Not annualized. 8. Annualized. 9. Less than $0.01 per share.

Mid Cap Stock Trust
SERIES I
12-31-2008	15.98	(0.02)[1]	(6.84)	(6.86)	—	(0.38)	—	(0.38)	8.74	(43.76)[2,3]		0.94	[4]	0.94		(0.12)	186		130	[5]
12-31-2007	16.97	(0.03)[1]	3.63	3.60	—	(4.59)	—	(4.59)	15.98	23.57	[2,3,6]	0.94	[4]	0.93		(0.20)	355		133
12-31-2006	15.57	— [1,7]	2.07	2.07	—	(0.67)	—	(0.67)	16.97	13.55	[2,3,8]	0.93	[4]	0.93		— [9]	361		123
12-31-2005	14.13	(0.04)[1]	1.99	1.95	—	(0.51)	—	(0.51)	15.57	14.57	[2]	0.97		0.97		(0.31)	383		196	[5]
12-31-2004	11.87	(0.05)[1]	2.31	2.26	—	—	—	—	14.13	19.04		0.96		0.96		(0.43)	349		128
SERIES II
12-31-2008	15.76	(0.04)[1]	(6.75)	(6.79)	—	(0.38)	—	(0.38)	8.59	(43.93)[2,3]		1.14	[4]	1.14		(0.32)	107		130	[5]
12-31-2007	16.82	(0.07)[1]	3.60	3.53	—	(4.59)	—	(4.59)	15.76	23.35	[2,3,6]	1.14	[4]	1.13		(0.40)	206		133
12-31-2006	15.47	(0.03)[1]	2.05	2.02	—	(0.67)	—	(0.67)	16.82	13.31	[2,3,8]	1.13	[4]	1.13		(0.18)	183		123
12-31-2005	14.06	(0.07)[1]	1.99	1.92	—	(0.51)	—	(0.51)	15.47	14.42	[2]	1.17		1.17		(0.52)	178		196	[5]
12-31-2004	11.84	(0.07)[1]	2.29	2.22	—	—	—	—	14.06	18.75		1.16		1.16		(0.58)	226		128
SERIES NAV
12-31-2008	16.03	(0.01)[1]	(6.87)	(6.88)	—	(0.38)	—	(0.38)	8.77	(43.75)[2,3]		0.89	[4]	0.89		(0.07)	296		130	[5]
12-31-2007	17.01	(0.02)[1]	3.63	3.61	— [7]	(4.59)	—	(4.59)	16.03	23.59	[2,3,6]	0.89	[4]	0.88		(0.13)	702		133
12-31-2006	15.59	0.02 [1]	2.07	2.09	—	(0.67)	—	(0.67)	17.01	13.66	[2,3,8]	0.88	[4]	0.88		0.09	473		123
12-31-2005[10]	13.50	(0.02)[1]	2.62	2.60	—	(0.51)	—	(0.51)	15.59	20.07	[2,11]	0.91	[12]	0.91	[12]	(0.21)[12]	399		196	[5]
1. Based on the average of the shares outstanding. 2. Assumes dividend reinvestment. 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Does not take into consideration expense reductions during the periods shown. 5. Excludes merger activity. 6. Payments from Affiliates increased the end of period net asset value per share and the total return by the following amounts:

Portfolio						Impact on NAV per share from Payment from Affiliate for the Year Ended 12-31-2007						Total Return Excluding Payment from Affiliate for the Year Ended 12-31-2007
Mid Cap Stock Series I								$0.01	23.49
Mid Cap Stock Series II								0.01	23.27
Mid Cap Stock Series NAV								0.01	23.51

7. Less than $0.01 per share. 8. John Hancock Life Insurance Company made a voluntary payment to the portfolio. Excluding this payment, the impact on total return would have been less than 0.01%. 9. Less than 0.01%. 10. Series NAV shares began operations on 2-28-05. 11. Not annualized. 12. Annualized.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	Tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Ratio of gross expenses to average net assets (%)		Ratio of net expenses to average net assets (%)		Ratio of net investment income (loss) to average net assets (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
Mid Cap Value Trust
SERIES I
12-31-2008	12.83	0.15	[1]	(5.01)	(4.86)	(0.20)	(0.46)	—	(0.66)	7.31	(39.04)[2,3]		0.97	[4]	0.97		1.48		87	22
12-31-2007	17.56	0.10	[1]	0.17 [5]	0.27	(0.19)	(4.81)	—	(5.00)	12.83	0.70	[2,3,6]	0.95	[4]	0.95		0.59		191	50
12-31-2006	18.83	0.10	[1]	1.88	1.98	(0.13)	(3.12)	—	(3.25)	17.56	12.27	[2,3]	0.95	[4]	0.95		0.62		264	22
12-31-2005	18.14	0.11	[1]	1.28	1.39	(0.08)	(0.62)	—	(0.70)	18.83	8.00	[2]	0.96		0.96		0.61		295	35
12-31-2004	14.65	0.10	[1]	3.47	3.57	(0.08)	—	—	(0.08)	18.14	24.46	[2]	0.97		0.97		0.61		399	19
SERIES II
12-31-2008	12.78	0.13	[1]	(4.99)	(4.86)	(0.17)	(0.46)	—	(0.63)	7.29	(39.17)[2,3]		1.17	[4]	1.17		1.29		79	22
12-31-2007	17.48	0.06	[1]	0.18 [5]	0.24	(0.13)	(4.81)	—	(4.94)	12.78	0.50	[2,3,6]	1.15	[4]	1.15		0.39		163	50
12-31-2006	18.76	0.07	[1]	1.87	1.94	(0.10)	(3.12)	—	(3.22)	17.48	12.03	[2,3]	1.15	[4]	1.15		0.42		216	22
12-31-2005	18.08	0.07	[1]	1.28	1.35	(0.05)	(0.62)	—	(0.67)	18.76	7.76	[2]	1.16		1.16		0.41		244	35
12-31-2004	14.62	0.07	[1]	3.46	3.53	(0.07)	—	—	(0.07)	18.08	24.22	[2]	1.17		1.17		0.42		296	19
SERIES NAV
12-31-2008	12.81	0.15	[1]	(5.01)	(4.86)	(0.20)	(0.46)	—	(0.66)	7.29	(39.05)[2,3]		0.92	[4]	0.92		1.37		14	22
12-31-2007	17.55	0.12	[1]	0.16 [5]	0.28	(0.21)	(4.81)	—	(5.02)	12.81	0.72	[2,3,6]	0.90	[4]	0.90		0.75		164	50
12-31-2006	18.83	0.11	[1]	1.87	1.98	(0.14)	(3.12)	—	(3.26)	17.55	12.30	[2,3]	0.90	[4]	0.90		0.59		25	22
12-31-2005[7]	18.08	0.10	[1]	1.38	1.48	(0.11)	(0.62)	—	(0.73)	18.83	8.51	[2,8]	0.89	[9]	0.89	[9]	0.68	[9]	83	35
1. Based on the average of the shares outstanding. 2. Assumes dividend reinvestment. 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Does not take into consideration expense reductions during the periods shown. 5. The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund. 6. Payments from Affiliates increased the end of period net asset value per share and the total return by the following amounts:

Portfolio							Impact on NAV per share from Payment from Affiliate for the Year Ended 12-31-2007						Total Return Excluding Payment from Affiliate for the Year Ended 12-31-2007
Mid Cap Value Series I									$0.02	0.54
Mid Cap Value Series II									0.01	0.43
Mid Cap Value Series NAV									0.01	0.64

7. Series NAV shares began operations on 2-28-05. 8. Not annualized. 9. Annualized.
Mid Cap Value Equity Trust
SERIES NAV
12-31-2008	13.91	0.11	[1]	(6.13)	(6.02)	(0.12)	(0.29)	—	(0.41)	7.48	(44.21)[2,3]		1.01	[4]	1.01		0.92		47	51
12-31-2007	13.07	0.15	[1]	1.25	1.40	(0.18)	(0.38)	—	(0.56)	13.91	10.72	[2,3]	0.92	[4]	0.92		1.03		146	30
12-31-2006[5]	12.50	0.09	[1]	0.48	0.57	—	—	—	—	13.07	4.56	[2,6]	0.99	[4,7]	0.99	[7]	1.07	[7]	112	25
1. Based on the average of the shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown. 3. Assumes dividend reinvestment. 4. Does not take into consideration expense reductions during the periods shown. 5. Series NAV shares began operations on 4-28-06. 6. Not annualized. 7. Annualized.

Mid Value Trust
SERIES I
12-31-2008	10.69	0.13	[1]	(3.77)	(3.64)	(0.11)	(0.20)	—	(0.31)	6.74	(34.72)[2,3]		1.13	[4]	1.08		1.56		33	85
12-31-2007	13.67	0.22	[1]	(0.11)	0.11	(0.28)	(2.81)	—	(3.09)	10.69	0.51	[2,3]	1.09	[4]	1.04		1.70		11	69
12-31-2006	12.36	0.09	[1]	2.27	2.36	(0.03)	(1.02)	—	(1.05)	13.67	20.31	[2,3]	1.10	[4]	1.06		0.72		6	59
12-31-2005[5]	11.05	0.06	[1]	1.42	1.48	—	(0.17)	—	(0.17)	12.36	13.49	[2,3,6]	1.19	[4,7]	1.17	[7]	0.66	[7]	1	47
SERIES II
12-31-2008	10.68	0.08	[1]	(3.73)	(3.65)	(0.09)	(0.20)	—	(0.29)	6.74	(34.88)[2,3]		1.33	[4]	1.28		0.91		8	85
12-31-2007	13.64	0.21	[1]	(0.12)	0.09	(0.24)	(2.81)	—	(3.05)	10.68	0.31	[2,3]	1.29	[4]	1.24		1.60		16	69
12-31-2006	12.34	0.06	[1]	2.27	2.33	(0.01)	(1.02)	—	(1.03)	13.64	20.05	[2,3]	1.30	[4]	1.27		0.49		17	59
12-31-2005[5]	11.05	0.03	[1]	1.43	1.46	—	(0.17)	—	(0.17)	12.34	13.30	[2,3,6]	1.37	[4,7]	1.35	[7]	0.38	[7]	5	47
SERIES NAV
12-31-2008	10.67	0.11		(3.74)	(3.63)	(0.12)	(0.20)	—	(0.32)	6.72	(34.74)[2,3]		1.08	[4]	1.03		1.16		75	85
12-31-2007	13.65	0.24	[1]	(0.11)	0.13	(0.30)	(2.81)	—	(3.11)	10.67	0.60	[2,3]	1.04	[4]	0.99		1.87		159	69
12-31-2006	12.35	0.09	[1]	2.27	2.36	(0.04)	(1.02)	—	(1.06)	13.65	20.34	[2,3]	1.06	[4]	1.03		0.70		167	59
12-31-2005[8]	11.67	0.05	[1]	0.81	0.86	(0.01)	(0.17)	—	(0.18)	12.35	7.39	[2,3]	1.10	[4]	1.08		0.40		162	47
12-31-2004[9]	10.98	0.06		1.97	2.03	(0.04)	(1.30)	—	(1.34)	11.67	18.74	[2,3]	1.22	[4]	1.15		0.50		179	196
1. Based on the average of the shares outstanding. 2. Assumes dividend reinvestment. 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Does not take into consideration expense reductions during the periods shown. 5. Series I and Series II shares began operations on 4-29-05. 6. Not annualized. 7. Annualized. 8. Effective 4-29-05, shareholders of the former VST Mid Cap Value Fund Series NAV became owners of an equal number of full and fractional Series NAV shares of Mid Value. Additionally, the accounting and performance history of the former VST Mid Cap Value Fund Series NAV was redesignated as that of Series NAV shares of Mid Value. 9. Audited by previous Independent Registered Public Accounting Firm.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	Tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Ratio of gross expenses to average net assets (%)		Ratio of net expenses to average net assets (%)		Ratio of net investment income (loss) to average net assets (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
Mutual Shares Trust
SERIES I
12-31-2008[7]	10.91	0.11	[2]	(3.60)	(3.49)	(0.09)	—	—	(0.09)	7.33	(31.98)[3,4,8]		1.13	[5,6]	1.11	[6]	1.38	[6]	18	44
SERIES NAV
12-31-2008	11.95	0.16	[2]	(4.69)	(4.53)	(0.09)	—	—	(0.09)	7.33	(37.86)[3,8]		1.07	[5]	1.06		1.67		373	44
12-31-2007[1]	12.50	0.12	[2]	(0.67)	(0.55)	—	—	—	—	11.95	(4.40)[3,4]		1.22	[5,6]	1.06	[6]	1.52	[6]	379	48
1. Series NAV shares began operations on 5-1-07. 2. Based on the average of the shares outstanding. 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Not annualized. 5. Does not take into consideration expense reductions during the periods shown. 6. Annualized. 7. Series I share began operations on 1-28-08. 8. Assumes dividend reinvestment.

Natural Resources Trust
SERIES I
12-31-2008	28.81	0.16	[1]	(14.58)	(14.42)	(0.15)	(0.81)	—	(0.96)	13.43	(51.61)[2,3]		1.13	[4]	1.13		0.66		14	24
12-31-2007	31.83	0.17	[1]	11.67	11.84	(0.42)	(14.44)	—	(14.86)	28.81	40.68	[2,3,5]	1.13	[4]	1.13		0.47		35	35
12-31-2006	31.50	0.32	[1]	6.47	6.79	(0.19)	(6.27)	—	(6.46)	31.83	22.30	[2,3]	1.11	[4]	1.11		1.02		19	28
12-31-2005	21.96	0.13	[1]	9.97	10.10	—	(0.56)	—	(0.56)	31.50	46.77	[2]	1.11		1.11		0.52		15	38
12-31-2004	18.00	0.12	[1]	4.19	4.31	(0.02)	(0.33)	—	(0.35)	21.96	24.32	[2]	1.13		1.13		0.63		226	20
SERIES II
12-31-2008	28.54	0.11	[1]	(14.43)	(14.32)	(0.08)	(0.81)	—	(0.89)	13.33	(51.71)[2,3]		1.33	[4]	1.33		0.43		112	24
12-31-2007	31.59	0.09	[1]	11.60	11.69	(0.30)	(14.44)	—	(14.74)	28.54	40.44	[2,3,5]	1.33	[4]	1.33		0.27		302	35
12-31-2006	31.32	0.26	[1]	6.42	6.68	(0.14)	(6.27)	—	(6.41)	31.59	22.03	[2,3]	1.31	[4]	1.31		0.83		237	28
12-31-2005	21.89	0.10	[1]	9.89	9.99	—	(0.56)	—	(0.56)	31.32	46.42	[2]	1.32		1.32		0.39		204	38
12-31-2004	17.98	0.08	[1]	4.17	4.25	(0.01)	(0.34)	—	(0.34)	21.89	24.05	[2]	1.33		1.33		0.41		318	20
SERIES NAV
12-31-2008	28.63	0.17	[1]	(14.49)	(14.32)	(0.17)	(0.81)	—	(0.98)	13.33	(51.60)[2,3]		1.08	[4]	1.08		0.71		244	24
12-31-2007	31.70	0.19	[1]	11.63	11.82	(0.45)	(14.44)	—	(14.89)	28.63	40.81	[2,3,5]	1.08	[4]	1.08		0.54		808	35
12-31-2006	31.40	0.31	[1]	6.46	6.77	(0.20)	(6.27)	—	(6.47)	31.70	22.31	[2,3]	1.06	[4]	1.06		1.02		826	28
12-31-2005[6]	25.42	0.17	[1]	6.46	6.63	(0.09)	(0.56)	—	(0.65)	31.40	26.89	[2,7]	1.06	[8]	1.06	[8]	0.75	[8]	496	38
1. Based on the average of the shares outstanding. 2. Assumes dividend reinvestment. 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Does not take into consideration expense reductions during the periods shown. 5. Payments from Affiliates increased the end of period net asset value per share and the total return by the following amounts:

Portfolio							Impact on NAV per share from Payment from Affiliate for the Year Ended 12-31-2007						Total Return Excluding Payment from Affiliate for the Year Ended 12-31-2007
Natural Resources Series I									—[9]	40.68
Natural Resources Series II									—[9]	40.44
Natural Resources Series NAV									—[9]	40.81

6. Series NAV shares began operation on 2-28-05. 7. Not annualized. 8. Annualized. 9. Less than $0.01 per share.
Optimized All Cap Trust
SERIES I
12-31-2008	15.35	0.18	[1]	(6.81)	(6.63)	(0.11)	—	—	(0.11)	8.61	(43.18)[2,3]		0.79	[4]	0.79		1.42		127	151
12-31-2007	17.36	0.22	[1]	0.41	0.63	(0.21)	(2.43)	—	(2.64)	15.35	3.78	[2,3,5]	0.80	[4]	0.80		1.26		271	159
12-31-2006	16.55	0.15	[1]	2.28	2.43	(0.17)	(1.45)	—	(1.62)	17.36	15.17	[2,3]	0.81	[4]	0.81		0.91		301	141
12-31-2005	16.64	0.13	[1]	1.27	1.40	(0.14)	(1.35)	—	(1.49)	16.55	8.58	[2]	0.82		0.82		0.77		300	133
12-31-2004	15.05	0.16	[1]	2.02	2.18	(0.11)	(0.48)	—	(0.59)	16.64	14.91	[2]	0.81		0.81		1.05		327	158
SERIES II
12-31-2008	15.32	0.15	[1]	(6.77)	(6.62)	(0.09)	—	—	(0.09)	8.61	(43.24)[2,3]		0.99	[4]	0.99		1.21		63	151
12-31-2007	17.33	0.17	[1]	0.42	0.59	(0.17)	(2.43)	—	(2.60)	15.32	3.57	[2,3,5]	1.00	[4]	1.00		0.97		132	159
12-31-2006	16.53	0.12	[1]	2.26	2.38	(0.13)	(1.45)	—	(1.58)	17.33	14.91	[2,3]	1.01	[4]	1.01		0.71		6	141
12-31-2005	16.63	0.10	[1]	1.27	1.37	(0.12)	(1.35)	—	(1.47)	16.53	8.36	[2]	1.02		1.02		0.58		6	133
12-31-2004	15.05	0.09	[1]	2.06	2.15	(0.09)	(0.48)	—	(0.57)	16.63	14.67	[2]	1.13		1.13		0.60		5	158

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	Tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Ratio of gross expenses to average net assets (%)		Ratio of net expenses to average net assets (%)		Ratio of net investment income (loss) to average net assets (%)		Net assets, end of period (in millions)		Portfolio turnover (%)
Optimized All Cap Trust (continued)
SERIES NAV
12-31-2008	15.41	0.19	[1]	(6.84)	(6.65)	(0.12)	—	—	(0.12)	8.64	(43.16)[2,3]		0.74	[4]	0.74		1.62		958		151
12-31-2007	17.41	0.24	[1]	0.41	0.65	(0.22)	(2.43)	—	(2.65)	15.41	3.88	[2,3,5]	0.75	[4]	0.75		1.35		1		159
12-31-2006	16.59	0.16	[1]	2.29	2.45	(0.18)	(1.45)	—	(1.63)	17.41	15.24	[2,3]	0.76	[4]	0.76		0.92		—	[6]	141
12-31-2005[7]	15.38	0.11	[1]	2.26	2.37	(0.16)	(1.00)	—	(1.16)	16.59	15.35	[2,8]	0.78	[9]	0.78	[9]	0.78	[9]	—	[6]	133
1. Based on the average of the shares outstanding. 2. Assumes dividend reinvestment. 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Does not take into consideration expense reductions during the periods shown. 5. Payments from Affiliates increased the end of period net asset value per share and the total return by the following amounts:

Portfolio							Impact on NAV per share from Payment from Affiliate for the Year Ended 12-31-2007						Total Return Excluding Payment from Affiliate for the Year Ended 12-31-2007
Quantitative All Cap Series I									—[10]	3.78
Quantitative All Cap Series II									—[10]	3.57
Quantitative All Cap Series NAV									—[10]	3.88

6. Less than $500,000. 7. Series NAV shares began operations on 4-29-05. 8. Not annualized. 9. Annualized. 10. Less than $0.01 per share.
Optimized Value Trust
SERIES I
12-31-2008	12.77	0.20	[1]	(5.46)	(5.26)	(0.27)	—	—	(0.27)	7.24	(41.20)[2,3]		0.75	[4]	0.75		1.74		—	[5]	176
12-31-2007	15.24	0.25	[1]	(0.96)	(0.71)	(0.31)	(1.45)	—	(1.76)	12.77	(5.13)[2,3]		0.74	[4]	0.74		1.72		1		159
12-31-2006	15.16	0.23	[1]	2.55	2.78	(0.28)	(2.42)	—	(2.70)	15.24	21.09	[2,3]	0.78	[4]	0.78		1.59		1		155
12-31-2005	14.67	0.17	[1]	1.11	1.28	(0.08)	(0.71)	—	(0.79)	15.16	9.19	[2]	0.80		0.80		1.23		1		225
12-31-2004[6]	12.50	0.10	[1]	2.07	2.17	—	—	—	—	14.67	17.36	[7]	0.83	[8]	0.83	[8]	1.13	[8]	183		108
SERIES II
12-31-2008	12.83	0.18	[1]	(5.49)	(5.31)	(0.24)	—	—	(0.24)	7.28	(41.36)[2,3]		0.95	[4]	0.95		1.65		13		176
12-31-2007	15.28	0.20	[1]	(0.95)	(0.75)	(0.25)	(1.45)	—	(1.70)	12.83	(5.33)[2,3]		0.94	[4]	0.94		1.34		27		159
12-31-2006	15.18	0.20	[1]	2.57	2.77	(0.25)	(2.42)	—	(2.67)	15.28	20.97	[2,3]	0.98	[4]	0.98		1.37		5		155
12-31-2005	14.66	0.11	[1]	1.12	1.23	—	(0.71)	—	(0.71)	15.18	8.82	[2]	1.00		1.00		0.78		3		225
12-31-2004[6]	12.50	0.08	[1]	2.08	2.16	—	—	—	—	14.66	17.28	[7]	1.03	[8]	1.03	[8]	0.96	[8]	43		108
SERIES NAV
12-31-2008	12.77	0.21	[1]	(5.46)	(5.25)	(0.28)	—	—	(0.28)	7.24	(41.15)[2,3]		0.70	[4]	0.70		1.91		331		176
12-31-2007	15.25	0.25	[1]	(0.96)	(0.71)	(0.32)	(1.45)	—	(1.77)	12.77	(5.10)[2,3]		0.69	[4]	0.69		1.72		802		159
12-31-2006	15.15	0.23	[1]	2.57	2.80	(0.28)	(2.42)	—	(2.70)	15.25	21.29	[2,3]	0.73	[4]	0.73		1.62		513		155
12-31-2005[6]	14.94	0.18	[1]	0.83	1.01	(0.09)	(0.71)	—	(0.80)	15.15	7.26	[2,7]	0.76	[8]	0.76	[8]	1.50	[8]	191		225
1. Based on the average of the shares outstanding. 2. Assumes dividend reinvestment. 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Does not take into consideration expense reductions during the periods shown. 5. Less than $500,000. 6. Series I, Series II and Series NAV shares began operations on 5-3-04, 5-3-04 and 2-28-05, respectively. 7. Not annualized. 8. Annualized.

Overseas Equity Trust
SERIES II
12-31-2008	13.98	0.22	[1]	(5.85)	(5.63)	(0.20)	(0.69)	—	(0.89)	7.46	(42.19)[2,3]		1.42	[4]	1.42		1.97		3		90
12-31-2007	14.40	0.15	[1]	1.53	1.68	(0.30)	(1.80)	—	(2.10)	13.98	12.21	[2,3]	1.36	[4]	1.36		1.00		8		69
12-31-2006	12.51	0.16	[1]	2.24	2.40	(0.06)	(0.45)	—	(0.51)	14.40	19.64	[2,3,5]	1.40	[4]	1.40		1.23		8		32
12-31-2005[6]	10.47	(0.02)[1]		2.32	2.30	—	(0.26)	—	(0.26)	12.51	22.17	[2,7]	1.87	[8]	1.87	[8]	(0.24)[8]		5		34
SERIES NAV
12-31-2008	13.91	0.24	[1]	(5.82)	(5.58)	(0.23)	(0.69)	—	(0.92)	7.41	(42.05)[2,3]		1.17	[4]	1.17		2.19		294		90
12-31-2007	14.36	0.19	[1]	1.52	1.71	(0.36)	(1.80)	—	(2.16)	13.91	12.53	[2,3]	1.11	[4]	1.11		1.24		579		69
12-31-2006	12.51	0.19	[1]	2.23	2.42	(0.12)	(0.45)	—	(0.57)	14.36	19.86	[2,3,5]	1.13	[4]	1.13		1.44		511		32
12-31-2005[10]	10.87	0.14	[1]	1.82	1.96	(0.06)	(0.26)	—	(0.32)	12.51	18.31	[2]	1.33		1.33		1.22		244		34
12-31-2004[11]	9.85	0.07		1.01	1.08	(0.06)	—	—	(0.06)	10.87	11.02	[2,3]	1.64	[4]	1.53		0.24		245		103
1. Based on the average of the shares outstanding. 2. Assumes dividend reinvestment. 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Does not take into consideration expense reductions during the periods shown. 5. John Hancock Life Insurance Company made a voluntary payment to Series I, Series II and Series NAV of $14,372, $28,883 and $1,943,168, respectively. Excluding this payment, total returns would have been 19.39%, 19.14% and 19.44% for Series I, Series II and Series NAV, respectively. 6. Series II shares began operations on 4-29-05. 7. Not annualized. 8. Annualized. 9. Less than $500,000. 10. Effective 4-29-05, shareholders of the former VST Overseas Equity B Fund Series NAV became owners of an equal number of full and fractional Series NAV shares of Overseas Equity. Additionally, the accounting and performance history of the former VST Overseas Equity B Fund Series NAV was redesignated as that of Series NAV shares of Overseas Equity. 11. Audited by previous Independent Registered Public Accounting Firm.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	Tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Ratio of gross expenses to average net assets (%)		Ratio of net expenses to average net assets (%)		Ratio of net investment income (loss) to average net assets (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Pacific Rim Trust
SERIES I
12-31-2008	10.46	0.15	[1]	(4.25)	(4.10)	(0.15)	(0.21)	—	(0.36)	6.00	(39.91)[2,3]		1.25	[4]	1.25		1.73	56	61
12-31-2007	13.04	0.12	[1]	0.95	1.07	(0.24)	(3.41)	—	(3.65)	10.46	9.14	[2,3]	1.12	[4]	1.11		0.93	114	89
12-31-2006	11.84	0.10	[1]	1.21	1.31	(0.11)	—	—	(0.11)	13.04	11.05	[2,3]	1.06	[4]	1.06		0.80	124	46
12-31-2005	9.50	0.11	[1]	2.31	2.42	(0.08)	—	—	(0.08)	11.84	25.75	[2]	1.09		1.09		1.12	118	26
12-31-2004	8.14	0.05	[1]	1.35	1.40	(0.04)	—	—	(0.04)	9.50	17.19	[2]	1.13		1.13		0.52	80	43
SERIES II
12-31-2008	10.43	0.13	[1]	(4.24)	(4.11)	(0.12)	(0.21)	—	(0.33)	5.99	(40.04)[2,3]		1.45	[4]	1.45		1.57	17	61
12-31-2007	12.99	0.09	[1]	0.96	1.05	(0.20)	(3.41)	—	(3.61)	10.43	8.95	[2,3]	1.32	[4]	1.31		0.71	44	89
12-31-2006	11.79	0.07	[1]	1.22	1.29	(0.09)	—	—	(0.09)	12.99	10.92	[2,3]	1.26	[4]	1.26		0.60	44	46
12-31-2005	9.47	0.09	[1]	2.30	2.39	(0.07)	—	—	(0.07)	11.79	25.42	[2]	1.29		1.29		0.87	51	26
12-31-2004	8.12	0.03	[1]	1.36	1.39	(0.04)	—	—	(0.04)	9.47	17.09	[2]	1.33		1.33		0.31	28	43
SERIES NAV
12-31-2008	10.53	0.15	[1]	(4.29)	(4.14)	(0.15)	(0.21)	—	(0.36)	6.03	(39.98)[2,3]		1.20	[4]	1.20		1.72	7	61
12-31-2007	13.10	0.13	[1]	0.97	1.10	(0.26)	(3.41)	—	(3.67)	10.53	9.29	[2,3]	1.07	[4]	1.06		0.97	9	89
12-31-2006	11.88	0.11	[1]	1.22	1.33	(0.11)	—	—	(0.11)	13.10	11.21	[2,3]	1.01	[4]	1.01		0.89	7	46
12-31-2005[5]	9.36	0.06	[1]	2.46	2.52	—	—	—	—	11.88	26.92	[6]	1.05	[7]	1.05	[7]	0.82 [7]	6	26
1. Based on the average of the shares outstanding. 2. Assumes dividend reinvestment. 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Does not take into consideration expense reductions during the periods shown. 5. Series NAV shares began operations on 4-29-05. 6. Not annualized. 7. Annualized.

Real Estate Equity Trust
SERIES NAV
12-31-2008	10.41	0.26	[1]	(4.57)	(4.31)	(0.21)	—	—	(0.21)	5.89	(41.69)[2,3]		0.93	[4]	0.89		2.79	193	57
12-31-2007	15.19	0.22	[1]	(2.86)	(2.64)	(0.24)	(1.90)	—	(2.14)	10.41	(18.58)[2,3]		0.90	[4]	0.86		1.54	248	51
12-31-2006[5]	12.50	0.26	[1]	2.43	2.69	—	—	—	—	15.19	21.52	[3,6]	0.90	[4,7]	0.88	[7]	2.80 [7]	312	66
1. Based on the average of the shares outstanding. 2. Assumes dividend reinvestment. 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Does not take into consideration expense reductions during the periods shown. 5. Series NAV shares began operations on 4-28-06. 6. Not annualized. 7. Annualized.

Real Estate Securities Trust
SERIES I
12-31-2008	12.40	0.27	[1]	(5.03)	(4.76)	(0.38)	(0.16)	—	(0.54)	7.10	(39.42)[2,3]		0.80	[4]	0.80		2.45	89	84
12-31-2007	27.64	0.35	[1]	(3.13)	(2.78)	(0.63)	(11.83)	—	(12.46)	12.40	(15.61)[2,3]		0.78	[4]	0.78		1.68	188	77
12-31-2006	24.87	0.62	[1]	7.42	8.04	(0.50)	(4.77)	—	(5.27)	27.64	38.10	[2,3,5]	0.78	[4]	0.78		2.48	313	67
12-31-2005	26.81	0.79	[1]	1.61	2.40	(0.55)	(3.79)	—	(4.34)	24.87	11.85	[2]	0.81		0.81		3.31	265	92	[6]
12-31-2004	20.85	0.76	[1]	5.74	6.50	(0.54)	—	—	(0.54)	26.81	32.04	[2]	0.80		0.80		3.38	612	82
SERIES II
12-31-2008	12.40	0.25	[1]	(5.03)	(4.78)	(0.35)	(0.16)	—	(0.51)	7.11	(39.58)[2,3]		1.00	[4]	1.00		2.26	61	84
12-31-2007	27.59	0.32	[1]	(3.14)	(2.82)	(0.54)	(11.83)	—	(12.37)	12.40	(15.77)[2,3]		0.98	[4]	0.98		1.55	123	77
12-31-2006	24.84	0.57	[1]	7.41	7.98	(0.46)	(4.77)	—	(5.23)	27.59	37.82	[2,3,5]	0.98	[4]	0.98		2.30	169	67
12-31-2005	26.69	0.71	[1]	1.65	2.36	(0.42)	(3.79)	—	(4.21)	24.84	11.65	[2]	1.00		1.00		2.92	131	92	[6]
12-31-2004	20.79	0.74	[1]	5.69	6.43	(0.53)	—	—	(0.53)	26.69	31.77	[2]	1.00		1.00		3.29	374	82
SERIES NAV
12-31-2008	12.34	0.28	[1]	(5.01)	(4.73)	(0.39)	(0.16)	—	(0.55)	7.06	(39.39)[2,3]		0.75	[4]	0.75		2.52	153	84
12-31-2007	27.58	0.37	[1]	(3.13)	(2.76)	(0.65)	(11.83)	—	(12.48)	12.34	(15.56)[2,3]		0.73	[4]	0.73		1.79	301	77
12-31-2006	24.83	0.59	[1]	7.44	8.03	(0.51)	(4.77)	—	(5.28)	27.58	38.17	[2,3,5]	0.73	[4]	0.73		2.31	437	67
12-31-2005[7]	25.30	0.78	[1]	3.14	3.92	(0.60)	(3.79)	—	(4.39)	24.83	18.62	[2,8]	0.75	[9]	0.75	[9]	3.87 [9]	828	92	[6]
1. Based on the average of the shares outstanding. 2. Assumes dividend reinvestment. 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Does not take into consideration expense reductions during the periods shown. 5. John Hancock Life Insurance Company made a voluntary payment to the portfolio. Excluding this payment, the impact on total return would have been less than 0.01%. 6. Excludes merger activity. 7. Series NAV shares began operations on 2-28-05. 8. Not annualized. 9. Annualized.

Science & Technology Trust
SERIES I
12-31-2008	14.85	(0.03)[1]		(6.57)	(6.60)	—	—	—	—	8.25	(44.44)[2]		1.20	[3]	1.18		(0.21)	151	132
12-31-2007	12.42	(0.06)[1]		2.49	2.43	—	—	—	—	14.85	19.57	[2,4]	1.19	[3]	1.16		(0.40)	338	128
12-31-2006	11.77	(0.06)[1]		0.71	0.65	—	—	—	—	12.42	5.52	[2]	1.18	[3]	1.16		(0.48)	347	194
12-31-2005	11.53	(0.07)[1]		0.31	0.24	—	—	—	—	11.77	2.08	[2]	1.17	[3]	1.14		(0.59)	403	54
12-31-2004	11.43	(0.03)[1]		0.13	0.10	—	—	—	—	11.53	0.87	[2]	1.16	[3]	1.13		(0.28)	490	55

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights

Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data
		Income (loss) from investment operations			Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)	Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	Tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Ratio of gross expenses to average net assets (%)		Ratio of net expenses to average net assets (%)		Ratio of net investment income (loss) to average net assets (%)	Net assets, end of period (in millions)		Portfolio turnover (%)
Science & Technology Trust (continued)
SERIES II
12-31-2008	14.73	(0.05)[1]	(6.52)	(6.57)	—	—	—	—	8.16	(44.60)[2]		1.40	[3]	1.38		(0.41)	30		132
12-31-2007	12.35	(0.08)[1]	2.46	2.38	—	—	—	—	14.73	19.27	[2,4]	1.39	[3]	1.36		(0.60)	70		128
12-31-2006	11.72	(0.08)[1]	0.71	0.63	—	—	—	—	12.35	5.38	[2]	1.39	[3]	1.36		(0.68)	61		194
12-31-2005	11.51	(0.09)[1]	0.30	0.21	—	—	—	—	11.72	1.82	[2]	1.37	[3]	1.34		(0.79)	62		54
12-31-2004	11.42	(0.05)[1]	0.14	0.09	—	—	—	—	11.51	0.79	[2]	1.36	[3]	1.33		(0.42)	71		55
SERIES NAV
12-31-2008	14.88	(0.02)[1]	(6.59)	(6.61)	—	—	—	—	8.27	(44.42)[2]		1.15	[3]	1.13		(0.16)	3		132
12-31-2007	12.44	(0.05)[1]	2.49	2.44	—	—	—	—	14.88	19.61	[2,4]	1.14	[3]	1.11		(0.34)	4		128
12-31-2006	11.78	(0.04)[1]	0.70	0.66	—	—	—	—	12.44	5.60	[2]	1.15	[3]	1.12		(0.51)	1		194
12-31-2005[5]	10.45	(0.05)[1]	1.38	1.33	—	—	—	—	11.78	12.73	[2,6]	1.13	[3,7]	1.10	[7]	(0.58)[7]	—	[8]	54
1. Based on the average of the shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown. 3. Does not take into consideration expense reductions during the periods shown. 4. Payments from Affiliates increased the end of period net asset value per share and the total return by the following amounts:

Portfolio						Impact on NAV per share from Payment from Affiliate for the Year Ended 12-31-2007						Total Return Excluding Payment from Affiliate for the Year Ended 12-31-2007
Science & Technology Series I								$0.02	19.40
Science & Technology Series II								0.01	19.19
Science & Technology Series NAV								0.01	19.53

5. Series NAV shares began operations on 4-29-05. 6. Not annualized. 7. Annualized. 8. Less than $500,000.
Small Cap Growth Trust
SERIES I
12-31-2008	10.33	(0.02)[1]	(4.05)	(4.07)	—	(0.10)	—	(0.10)	6.16	(39.68)[2,3]		1.19	[4]	1.19		(0.28)	31		191	[13]
12-31-2007	11.53	(0.02)[1]	1.46	1.44	—	(2.64)	—	(2.64)	10.33	13.99	[2,3,5]	1.18	[4]	1.17		(0.20)	29		104
12-31-2006	10.16	(0.08)[1]	1.45	1.37	—	—	—	—	11.53	13.48	[3,6]	1.22	[4]	1.22		(0.73)	23		162
12-31-2005[7]	8.06	(0.06)[1]	2.38	2.32	—	(0.22)	—	(0.22)	10.16	29.00	[2,8]	1.23	[9]	1.23	[9]	(0.90)[9]	1		140
SERIES II
12-31-2008	10.25	(0.04)[1]	(4.01)	(4.05)	—	(0.10)	—	(0.10)	6.10	(39.80)[2,3]		1.39	[4]	1.39		(0.47)	27		191	[13]
12-31-2007	11.48	(0.05)[1]	1.46	1.41	—	(2.64)	—	(2.64)	10.25	13.77	[2,3,5]	1.38	[4]	1.37		(0.41)	40		104
12-31-2006	10.14	(0.10)[1]	1.44	1.34	—	—	—	—	11.48	13.21	[3,6]	1.40	[4]	1.40		(0.95)	31		162
12-31-2005[7]	8.06	(0.07)[1]	2.37	2.30	—	(0.22)	—	(0.22)	10.14	28.75	[2,8]	1.41	[9]	1.41	[9]	(1.07)[9]	19		140
SERIES NAV
12-31-2008	10.34	(0.02)[1]	(4.04)	(4.06)	—	(0.10)	—	(0.10)	6.18	(39.54)[2,3]		1.14	[4]	1.14		(0.23)	181		191	[13]
12-31-2007	11.54	(0.02)[1]	1.46	1.44	—	(2.64)	—	(2.64)	10.34	13.98	[2,3,5]	1.13	[4]	1.12		(0.16)	245		104
12-31-2006	10.17	(0.08)[1]	1.45	1.37	—	—	—	—	11.54	13.47	[3,6]	1.15	[4]	1.14		(0.70)	241		162
12-31-2005[11]	8.87	(0.08)[1]	1.60	1.52	—	(0.22)	—	(0.22)	10.17	17.34	[2]	1.13		1.13		(0.84)	253		140
12-31-2004[10]	8.10	— [12]	0.77	0.77	—	—	—	—	8.87	9.45	[3]	1.35	[4]	1.14		(0.71)	228		160
1. Based on the average of the shares outstanding. 2. Assumes dividend reinvestment. 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Does not take into consideration expense reductions during the periods shown. 5. Payments from Affiliates increased the end of period net asset value per share and the total return by the following amounts:

Portfolio						Impact on NAV per share from Payment from Affiliate for the Year Ended 12-31-2007						Total Return Excluding Payment from Affiliate for the Year Ended 12-31-2007
Small Cap Growth Series I								$0.00	13.99
Small Cap Growth Series II								0.00	13.77
Small Cap Growth Series NAV								0.00	13.98

6. John Hancock Life Insurance Company made a voluntary payment to the portfolio. Excluding this payment, the impact on total return would have been less than 0.01%. 7. Series I and Series II shares began operations on 4-29-05. 8. Not annualized. 9. Annualized. 10. Audited by previous Independent Registered Public Accounting Firm. 11. Effective 4-29-05, shareholders of the former VST Small Cap Emerging Growth Fund Series NAV became owners of an equal number of full and fractional Series NAV shares of the Small Growth. Additionally, the accounting and performance history of the former VST Small Cap Emerging Growth Fund Series NAV was redesignated as that of Series NAV shares of Small Cap Growth. 12. Less than $0.01 per share. 13. Excludes merger activity.

Small Cap Intrinsic Value Trust
SERIES I
12-31-2008[1]	10.21	(0.01)[2]	(5.21)	(5.22)	(0.03)	(0.16)	—	(0.19)	4.80	(52.11)[4]		1.25	[5]	1.25	[5]	(0.12)[5]	—	[6]	54
SERIES NAV
12-31-2008	11.55	(0.01)[2]	(6.55)	(6.56)	(0.03)	(0.16)	—	(0.19)	4.80	(57.66)[7]		1.20	[8]	1.20		(0.06)	42		54
12-31-2007[3]	12.50	0.04 [2]	(0.77)	(0.73)	(0.02)	(0.20)	—	(0.22)	11.55	(5.80)[4,7]		0.98	[5,8]	0.98	[5]	0.48 [5]	154		21	[4]
1. Series I shares began operations on 1-28-08. 2. Based on the average of the shares outstanding. 3. Series NAV shares began operations on 5-1-07. 4. Not annualized. 5. Annualized. 6. Less than $500,000. 7. Total returns would have been lower had certain expenses not been reduced during the periods shown. 8. Does not take into consideration expense reductions during the periods shown.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	Tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Ratio of gross expenses to average net assets (%)		Ratio of net expenses to average net assets (%)		Ratio of net investment income (loss) to average net assets (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Small Cap Opportunities Trust
SERIES I
12-31-2008	20.65	0.17	[1]	(8.62)	(8.45)	(0.35)	(0.52)	(0.05)	(0.92)	11.28	(42.13)[2,3]		1.11	[4]	1.11		1.03	33	107
12-31-2007	24.40	0.30	[1]	(2.11)	(1.81)	(0.46)	(1.48)	—	(1.94)	20.65	(7.66)[2,3,5]		1.08	[4]	1.08		1.23	73	41
12-31-2006	22.82	0.29	[1]	2.09	2.38	(0.17)	(0.63)	—	(0.80)	24.40	10.45	[2,3]	1.07	[4]	1.07		1.23	110	36
12-31-2005	21.62	0.17	[1]	1.45	1.62	—	(0.42)	—	(0.42)	22.82	7.77	[2]	1.12		1.12		0.76	124	113
12-31-2004	17.50	0.16	[1]	4.28	4.44	(0.02)	(0.30)	—	(0.32)	21.62	25.78	[2]	1.13		1.13		0.88	95	40
SERIES II
12-31-2008	20.57	0.14	[1]	(8.58)	(8.44)	(0.31)	(0.52)	(0.05)	(0.88)	11.25	(42.25)[2,3]		1.31	[4]	1.31		0.83	26	107
12-31-2007	24.26	0.25	[1]	(2.09)	(1.84)	(0.37)	(1.48)	—	(1.85)	20.57	(7.80)[2,3,5]		1.28	[4]	1.28		1.05	54	41
12-31-2006	22.71	0.24	[1]	2.07	2.31	(0.13)	(0.63)	—	(0.76)	24.26	10.19	[2,3]	1.27	[4]	1.27		1.03	76	36
12-31-2005	21.55	0.11	[1]	1.47	1.58	—	(0.42)	—	(0.42)	22.71	7.61	[2]	1.32		1.32		0.49	83	113
12-31-2004	17.48	0.15	[1]	4.24	4.39	(0.02)	(0.30)	—	(0.32)	21.55	25.48	[2]	1.33		1.33		0.81	127	40
SERIES NAV
12-31-2008	20.53	0.17	[1]	(8.57)	(8.40)	(0.36)	(0.52)	(0.05)	(0.93)	11.20	(42.13)[2,3]		1.06	[4]	1.06		1.04	86	107
12-31-2007	24.28	0.32	[1]	(2.11)	(1.79)	(0.48)	(1.48)	—	(1.96)	20.53	(7.61)[2,3,5]		1.03	[4]	1.03		1.34	243	41
12-31-2006	22.72	0.32	[1]	2.05	2.37	(0.18)	(0.63)	—	(0.81)	24.28	10.47	[2,3]	1.02	[4]	1.02		1.39	272	36
12-31-2005[6]	21.40	0.18	[1]	1.67	1.85	(0.11)	(0.42)	—	(0.53)	22.72	8.98	[2,7]	1.06	[8]	1.06	[8]	1.00 [8]	183	113
1. Based on the average of the shares outstanding. 2. Assumes dividend reinvestment. 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Does not take into consideration expense reductions during the periods shown. 5. Payments from Affiliates increased the end of period net asset value per share and the total return by the following amounts:

Portfolio							Impact on NAV per share from Payment from Affiliate for the Year Ended 12-31-2007						Total Return Excluding Payment from Affiliate for the Year Ended 12-31-2007
Small Cap Opportunities Series I									$0.01	–7.70
Small Cap Opportunities Series II									0.02	–7.89
Small Cap Opportunities Series NAV									0.01	–7.65

6. Series NAV shares began operation on 2-28-05. 7. Not annualized. 8. Annualized.
Small Cap Value Trust
SERIES I
12-31-2008	16.20	0.16	[1]	(4.37)	(4.21)	(0.18)	(0.05)	—	(0.23)	11.76	(26.08)[2,3]		1.17	[4]	1.17		1.08	96	42
12-31-2007	20.58	0.18	[1]	(0.59)	(0.41)	(0.18)	(3.79)	—	(3.97)	16.20	(2.93)[2,3]		1.16	[4]	1.16		0.92	117	46	[5]
12-31-2006	20.94	0.17	[1]	3.36	3.53	(0.01)	(3.88)	—	(3.89)	20.58	19.26	[2,3,6]	1.19	[4]	1.19		0.88	74	49
12-31-2005[7]	18.45	0.04	[1]	2.68	2.72	—	(0.23)	—	(0.23)	20.94	14.78	[2,8]	1.18	[9]	1.18	[9]	0.27 [9]	1	68
SERIES II
12-31-2008	16.16	0.13	[1]	(4.36)	(4.23)	(0.15)	(0.05)	—	(0.20)	11.73	(26.31)[2,3]		1.37	[4]	1.37		0.87	48	42
12-31-2007	20.50	0.12	[1]	(0.56)	(0.44)	(0.11)	(3.79)	—	(3.90)	16.16	(3.08)[2,3]		1.36	[4]	1.36		0.63	69	46	[5]
12-31-2006	20.90	0.09	[1]	3.39	3.48	—	(3.88)	—	(3.88)	20.50	19.03	[2,3,6]	1.37	[4]	1.37		0.48	69	49
12-31-2005[7]	18.45	—	[1,11]	2.68	2.68	—	(0.23)	—	(0.23)	20.90	14.56	[2,8]	1.38	[9]	1.38	[9]	0.01 [9]	34	68
SERIES NAV
12-31-2008	16.18	0.16	[1]	(4.37)	(4.21)	(0.19)	(0.05)	—	(0.24)	11.73	(26.12)[2,3]		1.12	[4]	1.12		1.10	134	42
12-31-2007	20.57	0.17	[1]	(0.57)	(0.40)	(0.20)	(3.79)	—	(3.99)	16.18	(2.86)[2,3]		1.11	[4]	1.11		0.87	237	46	[5]
12-31-2006	20.94	0.13	[1]	3.40	3.53	(0.02)	(3.88)	—	(3.90)	20.57	19.32	[2,3,6]	1.11	[4]	1.11		0.67	278	49
12-31-2005[12]	19.42	0.05	[1]	1.73	1.78	(0.03)	(0.23)	—	(0.26)	20.94	9.21	[2]	1.10		1.10		0.25	265	68
12-31-2004[10]	16.56	0.19		3.99	4.18	—	(1.16)	(0.16)	(1.32)	19.42	25.45	[2,3]	1.06	[4]	1.05		1.11	247	33
1. Based on the average of the shares outstanding. 2. Assumes dividend reinvestment. 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Does not take into consideration expense reductions during the periods shown. 5. Excludes merger activity. 6. John Hancock Life Insurance Company made a voluntary payment to the portfolio. Excluding this payment, the impact on total return would have been less than 0.01%. 7. Series I and Series II shares began operations on 4-29-05. 8. Not annualized. 9. Annualized. 10. Audited by previous Independent Registered Public Accounting Firm. 11. Less than $0.01 per share. 12. Effective 4-29-05, shareholders of the former VST Small Cap Value Fund Series NAV became owners of an equal number of full and fractional Series NAV shares of Small Cap Value Trust. Additionally, the accounting and performance history of the former VST Small Cap Value Fund Series NAV was redesignated as that of Series NAV shares of Small Cap Value Trust.

Small Company Trust
SERIES I
12-31-2008	11.27	(0.03)[1]		(4.84)	(4.87)	—	(0.01)	—	(0.01)	6.39	(43.23)[2,3]		1.41	[4]	1.38		(0.27)	2	155
12-31-2007	14.51	(0.06)[1]		(0.84)	(0.90)	—	(2.34)	—	(2.34)	11.27	(6.53)[2,3]		1.43	[4]	1.43		(0.41)	3	165
12-31-2006	15.76	(0.06)[1]		1.02	0.96	—	(2.21)	—	(2.21)	14.51	5.60	[2,3]	1.36	[4]	1.36		(0.40)	4	143
12-31-2005	15.22	(0.07)[1]		1.00	0.93	—	(0.39)	—	(0.39)	15.76	6.32	[2]	1.37		1.37		(0.49)	1	183
12-31-2004[5]	12.50	(0.04)[1]		2.76	2.72	—	—	—	—	15.22	21.76	[3,6]	1.67	[4,7]	1.59	[7]	(0.47)[7]	24	107	[6]

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights

Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data
		Income (loss) from investment operations			Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)	Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	Tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Ratio of gross expenses to average net assets (%)		Ratio of net expenses to average net assets (%)		Ratio of net investment income (loss) to average net assets (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Small Company Trust (continued)
SERIES II
12-31-2008	11.16	(0.05)[1]	(4.78)	(4.83)	—	(0.01)	—	(0.01)	6.32	(43.30)[2,3]		1.61	[4]	1.58		(0.48)	2	155
12-31-2007	14.42	(0.09)[1]	(0.83)	(0.92)	—	(2.34)	—	(2.34)	11.16	(6.72)[2,3]		1.63	[4]	1.63		(0.63)	5	165
12-31-2006	15.70	(0.11)[1]	1.04	0.93	—	(2.21)	—	(2.21)	14.42	5.41	[2,3]	1.56	[4]	1.56		(0.71)	8	143
12-31-2005	15.21	(0.09)[1]	0.97	0.88	—	(0.39)	—	(0.39)	15.70	5.99	[2]	1.61		1.61		(0.56)	26	183
12-31-2004[5]	12.50	(0.06)[1]	2.77	2.71	—	—	—	—	15.21	21.68	[3,6]	1.87	[4,7]	1.79	[7]	(0.68)[7]	32	107	[6]
SERIES NAV
12-31-2008	11.29	(0.03)[1]	(4.84)	(4.87)	—	(0.01)	—	(0.01)	6.41	(43.16)[2,3]		1.36	[4]	1.33		(0.26)	1	155
12-31-2007	14.52	(0.06)[1]	(0.83)	(0.89)	—	(2.34)	—	(2.34)	11.29	(6.46)[2,3]		1.38	[4]	1.38		(0.38)	36	165
12-31-2006	15.76	(0.06)[1]	1.03	0.97	—	(2.21)	—	(2.21)	14.52	5.66	[2,3]	1.31	[4]	1.31		(0.38)	53	143
12-31-2005[5]	15.46	(0.03)[1]	0.72	0.69	—	(0.39)	—	(0.39)	15.76	4.67	[2,6]	1.34	[7]	1.34	[7]	(0.23)[7]	40	183
1. Based on the average of the shares outstanding. 2. Assumes dividend reinvestment. 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Does not take into consideration expense reductions during the periods shown. 5. Series I, Series II and Series NAV shares began operations on 5-3-04, 5-3-04 and 2-28-05, respectively. 6. Not annualized. 7. Annualized.

Small Company Growth Trust
SERIES NAV
12-31-2008	15.81	(0.05)[1]	(5.97)	(6.02)	—	(0.25)	—	(0.25)	9.54	(38.57)[2,3]		1.13	[4]	1.13		(0.41)	138	40
12-31-2007	15.11	(0.09)[1]	1.64	1.55	—	(0.85)	—	(0.85)	15.81	10.34	[2,3]	1.08	[4]	1.08		(0.57)	268	37
12-31-2006	13.29	(0.10)[1]	1.94	1.84	—	(0.02)	—	(0.02)	15.11	13.83	[2,3]	1.11	[4]	1.11		(0.68)	106	49
12-31-2005[5]	12.50	(0.02)[1]	0.81	0.79	—	—	—	—	13.29	6.32	[6]	1.13	[7]	1.13	[7]	(0.76)[7]	58	7	[6]
1. Based on the average of the shares outstanding. 2. Assumes dividend reinvestment. 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Does not take into consideration expense reductions during the periods shown. 5. Series NAV shares began operations on 10-24-05. 6. Not annualized. 7. Annualized.

Small Company Value Trust
SERIES I
12-31-2008	18.24	0.08 [1]	(4.92)	(4.84)	(0.13)	(0.30)	—	(0.43)	12.97	(27.05)[2,3]		1.13	[4]	1.08		0.48	108	30
12-31-2007	21.89	0.05 [1]	(0.23)	(0.18)	(0.03)	(3.44)	—	(3.47)	18.24	(1.20)[2,3,5]		1.11	[4]	1.06		0.23	200	18
12-31-2006	22.21	0.04 [1]	3.27	3.31	(0.02)	(3.61)	—	(3.63)	21.89	15.42	[2,3]	1.12	[4]	1.08		0.19	275	16
12-31-2005	21.18	0.03 [1]	1.40	1.43	(0.06)	(0.34)	—	(0.40)	22.21	6.93	[2,3]	1.12	[4]	1.10		0.13	291	12
12-31-2004	17.14	0.09 [1]	4.20	4.29	(0.03)	(0.22)	—	(0.25)	21.18	25.31	[2]	1.10		1.10		0.50	521	9
SERIES II
12-31-2008	18.11	0.05 [1]	(4.90)	(4.85)	(0.08)	(0.30)	—	(0.38)	12.88	(27.26)[2,3]		1.33	[4]	1.28		0.28	82	30
12-31-2007	21.76	0.01 [1]	(0.22)	(0.21)	—	(3.44)	—	(3.44)	18.11	(1.35)[2,3,5]		1.31	[4]	1.26		0.03	145	18
12-31-2006	22.13	— [1,6]	3.24	3.24	—	(3.61)	—	(3.61)	21.76	15.16	[2,3]	1.32	[4]	1.28		(0.01)	195	16
12-31-2005	21.10	(0.01)[1]	1.39	1.38	(0.01)	(0.34)	—	(0.35)	22.13	6.73	[2,3]	1.32	[4]	1.30		(0.03)	199	12
12-31-2004	17.10	0.06 [1]	4.18	4.24	(0.02)	(0.22)	—	(0.24)	21.10	25.06	[2]	1.30		1.30		0.32	278	9
SERIES NAV
12-31-2008	18.21	0.09 [1]	(4.92)	(4.83)	(0.14)	(0.30)	—	(0.44)	12.94	(27.04)[2,3]		1.08	[4]	1.03		0.58	283	30
12-31-2007	21.86	0.07 [1]	(0.23)	(0.16)	(0.05)	(3.44)	—	(3.49)	18.21	(1.14)[2,3,5]		1.06	[4]	1.01		0.35	294	18
12-31-2006	22.18	0.06 [1]	3.26	3.32	(0.03)	(3.61)	—	(3.64)	21.86	15.50	[2,3]	1.06	[4]	1.03		0.26	234	16
12-31-2005[7]	21.03	0.06 [1]	1.52	1.58	(0.09)	(0.34)	—	(0.43)	22.18	7.72	[2,3,8]	1.06	[4,9]	1.04	[9]	0.33 [9]	148	12
1. Based on the average of the shares outstanding. 2. Assumes dividend reinvestment. 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Does not take into consideration expense reductions during the periods shown. 5. Payments from Affiliates increased the end of period net asset value per share and the total return by the following amounts:

Portfolio						Impact on NAV per share from Payment from Affiliate for the Year Ended 12-31-2007						Total Return Excluding Payment from Affiliate for the Year Ended 12-31-2007
Small Company Value Series I								—[6]	–1.20
Small Company Value Series II								—[6]	–1.35
Small Company Value Series NAV								—[6]	–1.14

6. Less than $0.01 per share. 7. Series NAV shares began operations on 2-28-05. 8. Not annualized. 9. Annualized.
Smaller Company Growth Trust
SERIES NAV
12-31-2008[1]	12.50	(0.01)[2]	(1.88)	(1.89)	—	—	—	—	10.61	(15.12)[3,5]		1.30	[4,6]	1.18	[4]	(0.30)[4]	93	16	[3]
1. Series NAV shares began operations on 10-7-08. 2. Based on the average of the shares outstanding. 3. Not annualized. 4. Annualized. 5. Total returns would have been lower had certain expenses not been reduced during the periods shown. 6. Does not take into consideration expense reductions during the periods shown.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	Tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Ratio of gross expenses to average net assets (%)		Ratio of net expenses to average net assets (%)		Ratio of net investment income (loss) to average net assets (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
U.S. Large Cap Trust
SERIES I
12-31-2008	15.99	0.14	[1]	(6.34)	(6.20)	(0.32)	—	—	(0.32)	9.47	(38.76)[2,3]		0.93	[4]	0.93		1.08		170	56
12-31-2007	16.23	0.13	[1]	(0.18)	(0.05)	(0.19)	—	—	(0.19)	15.99	(0.34)[2,3,5]		0.90	[4]	0.90		0.77		348	41
12-31-2006	14.75	0.10	[1]	1.47	1.57	(0.09)	—	—	(0.09)	16.23	10.66	[2,3]	0.91	[4]	0.91		0.65		443	29
12-31-2005	14.00	0.07	[1]	0.74	0.81	(0.06)	—	—	(0.06)	14.75	5.82	[2]	0.94		0.94		0.50		485	34
12-31-2004	12.84	0.07	[1]	1.13	1.20	(0.04)	—	—	(0.04)	14.00	9.39	[2]	0.93	[6]	0.93	[6]	0.53		639	46
SERIES II
12-31-2008	15.95	0.12	[1]	(6.33)	(6.21)	(0.29)	—	—	(0.29)	9.45	(38.94)[2,3]		1.13	[4]	1.13		0.88		47	56
12-31-2007	16.16	0.09	[1]	(0.17)	(0.08)	(0.13)	—	—	(0.13)	15.95	(0.52)[2,3,5]		1.10	[4]	1.10		0.57		90	41
12-31-2006	14.70	0.07	[1]	1.45	1.52	(0.06)	—	—	(0.06)	16.16	10.36	[2,3]	1.11	[4]	1.11		0.45		114	29
12-31-2005	13.92	0.05	[1]	0.75	0.80	(0.02)	—	—	(0.02)	14.70	5.73	[2]	1.14		1.14		0.34		129	34
12-31-2004	12.79	0.04	[1]	1.12	1.16	(0.03)	—	—	(0.03)	13.92	9.11	[2]	1.13	[6]	1.13	[6]	0.34		240	46
SERIES NAV
12-31-2008	15.96	0.14	[1]	(6.33)	(6.19)	(0.33)	—	—	(0.33)	9.44	(38.78)[2,3]		0.88	[4]	0.88		1.01		8	56
12-31-2007	16.20	0.14	[1]	(0.18)	(0.04)	(0.20)	—	—	(0.20)	15.96	(0.26)[2,3,5]		0.85	[4]	0.85		0.83		516	41
12-31-2006	14.74	0.12	[1]	1.45	1.57	(0.11)	—	—	(0.11)	16.20	10.68	[2,3]	0.87	[4]	0.87		0.77		402	29
12-31-2005[7]	13.89	0.02	[1]	0.91	0.93	(0.08)	—	—	(0.08)	14.74	6.76	[2,8]	0.79	[9]	0.79	[9]	0.21	[9]	2	34
1. Based on the average of the shares outstanding. 2. Assumes dividend reinvestment. 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Does not take into consideration expense reductions during the periods shown. 5. Payments from Affiliates increased the end of period net asset value per share and the total return by the following amounts:

Portfolio							Impact on NAV per share from Payment from Affiliate for the Year Ended 12-31-2007						Total Return Excluding Payment from Affiliate for the Year Ended 12-31-2007
U.S. Large Cap Series I									$0.01	–0.40
U.S. Large Cap Series II									0.01	–0.58
U.S. Large Cap Series NAV									0.01	–0.32

6. The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 0.92% and 1.12% for Series I and Series II, respectively. 7. Series NAV shares began operations on 2-28-05. 8. Not annualized. 9. Annualized.

U.S. Multi Sector Trust
SERIES NAV
12-31-2008	13.38	0.16	[1]	(3.81)	(3.65)	(0.28)	—	—	(0.28)	9.45	(27.30)[2,3]		0.81	[4]	0.80		1.34		507	77
12-31-2007	14.00	0.18	[1]	0.15	0.33	(0.23)	(0.72)	—	(0.95)	13.38	2.38	[2,3]	0.80	[4]	0.79		1.24		1,702	65
12-31-2006	13.05	0.14	[1]	0.86	1.00	(0.02)	(0.03)	—	(0.05)	14.00	7.63	[2,3]	0.81	[4]	0.81		1.06		1,408	61
12-31-2005[5]	12.50	0.02	[1]	0.53	0.55	—	—	—	—	13.05	4.40	[6]	0.77	[7]	0.77	[7]	0.84	[7]	855	5	[6]
1. Based on the average of the shares outstanding. 2. Assumes dividend reinvestment. 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Does not take into consideration expense reductions during the periods shown. 5. Series NAV shares began operations on 10-24-05. 6. Not annualized. 7. Annualized.

Utilities Trust
SERIES I
12-31-2008	14.34	0.30	[1]	(5.67)	(5.37)	(0.35)	(0.46)	—	(0.81)	8.16	(38.64)[2,3]		1.02	[4]	1.02		2.49		94	68
12-31-2007	14.66	0.32	[1]	3.44	3.76	(0.31)	(3.77)	—	(4.08)	14.34	27.40	[2,5]	1.02		1.01		2.07		188	92
12-31-2006	13.18	0.29	[1]	3.25	3.54	(0.33)	(1.73)	—	(2.06)	14.66	31.00	[2,3]	1.00	[4]	1.00		2.24		134	98
12-31-2005	12.08	0.20	[1]	1.72	1.92	(0.06)	(0.76)	—	(0.82)	13.18	16.82	[2]	1.09		1.09		1.62		89	100
12-31-2004	9.43	0.19	[1]	2.56	2.75	(0.10)	—	—	(0.10)	12.08	29.42	[2]	1.15		1.15		1.87		60	106
SERIES II
12-31-2008	14.23	0.27	[1]	(5.61)	(5.34)	(0.32)	(0.46)	—	(0.78)	8.11	(38.73)[2,3]		1.22	[4]	1.22		2.23		30	68
12-31-2007	14.56	0.29	[1]	3.41	3.70	(0.26)	(3.77)	—	(4.03)	14.23	27.10	[2,5]	1.22		1.21		1.86		74	92
12-31-2006	13.10	0.27	[1]	3.23	3.50	(0.31)	(1.73)	—	(2.04)	14.56	30.77	[2,3]	1.20	[4]	1.20		2.08		66	98
12-31-2005	12.02	0.18	[1]	1.70	1.88	(0.04)	(0.76)	—	(0.80)	13.10	16.56	[2]	1.29		1.29		1.43		54	100
12-31-2004	9.39	0.17	[1]	2.55	2.72	(0.09)	—	—	(0.09)	12.02	29.23	[2]	1.35		1.35		1.68		38	106

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	Tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Ratio of gross expenses to average net assets (%)		Ratio of net expenses to average net assets (%)		Ratio of net investment income (loss) to average net assets (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
Utilities Trust (continued)
SERIES NAV
12-31-2008	14.32	0.31	[1]	(5.66)	(5.35)	(0.35)	(0.46)	—	(0.81)	8.16	(38.50)[2,3]		0.97	[4]	0.97		2.62		15	68
12-31-2007	14.65	0.32	[1]	3.45	3.77	(0.33)	(3.77)	—	(4.10)	14.32	27.43	[2,5]	0.97		0.96		2.04		25	92
12-31-2006	13.17	0.30	[1]	3.25	3.55	(0.34)	(1.73)	—	(2.07)	14.65	31.07	[2,3]	0.95	[4]	0.95		2.29		7	98
12-31-2005[6]	11.34	0.13	[1]	1.70	1.83	—	—	—	—	13.17	16.14	[7]	1.04	[8]	1.04	[8]	1.34	[8]	3	100
1. Based on the average of the shares outstanding. 2. Assumes dividend reinvestment. 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Does not take into consideration expense reductions during the periods shown. 5. Payments from Affiliates increased the end of period net asset value per share and the total return by the following amounts:

Portfolio							Impact on NAV per share from Payment from Affiliate for the Year Ended 12-31-2007						Total Return Excluding Payment from Affiliate for the Year Ended 12-31-2007
Utilities Series I									$0.01	27.31
Utilities Series II									—	27.10
Utilities Series NAV									—	27.43

6. Series NAV shares began operations on 4-29-05. 7. Not annualized. 8. Annualized. 9. Less than $0.01 per share.
Value Trust
SERIES I
12-31-2008	17.36	0.16	[1]	(7.09)	(6.93)	(0.16)	(0.43)	—	(0.59)	9.84	(40.87)[2,3]		0.85[5]		0.85		1.09		133	50
12-31-2007	22.72	0.18	[1]	1.54	1.72	(0.32)	(6.76)	—	(7.08)	17.36	8.22	[2,3,4]	0.83	[5]	0.83		0.80		273	73
12-31-2006	21.89	0.18	[1]	3.95	4.13	(0.09)	(3.21)	—	(3.30)	22.72	21.05	[2,3]	0.83	[5]	0.83		0.83		290	65
12-31-2005	19.57	0.08	[1]	2.36	2.44	(0.12)	—	—	(0.12)	21.89	12.56	[2]	0.86		0.86		0.39		263	67
12-31-2004	17.09	0.10	[1]	2.48	2.58	(0.10)	—	—	(0.10)	19.57	15.18	[2]	0.85		0.85		0.58		307	80
SERIES II
12-31-2008	17.29	0.13	[1]	(7.05)	(6.92)	(0.12)	(0.43)	—	(0.55)	9.82	(40.96)[2,3]		1.05[5]		1.05		0.88		27	50
12-31-2007	22.62	0.13	[1]	1.54	1.67	(0.24)	(6.76)	—	(7.00)	17.29	8.00	[2,3,4]	1.03	[5]	1.03		0.60		56	73
12-31-2006	21.81	0.13	[1]	3.94	4.07	(0.05)	(3.21)	—	(3.26)	22.62	20.80	[2,3]	1.03	[5]	1.03		0.64		59	65
12-31-2005	19.50	0.04	[1]	2.36	2.40	(0.09)	—	—	(0.09)	21.81	12.35	[2]	1.06		1.06		0.20		46	67
12-31-2004	17.04	0.07	[1]	2.48	2.55	(0.09)	—	—	(0.09)	19.50	15.04	[2]	1.05		1.05		0.40		49	80
SERIES NAV
12-31-2008	17.35	0.17	[1]	(7.09)	(6.92)	(0.17)	(0.43)	—	(0.60)	9.83	(40.84)[2,3]		0.80[5]		0.80		1.20		9	50
12-31-2007	22.72	0.19	[1]	1.54	1.73	(0.34)	(6.76)	—	(7.10)	17.35	8.26	[2,3,4]	0.78	[5]	0.78		0.86		11	73
12-31-2006	21.90	0.19	[1]	3.94	4.13	(0.10)	(3.21)	—	(3.31)	22.72	21.03	[2,3]	0.78	[5]	0.78		0.90		4	65
12-31-2005[6]	18.90	0.11	[1]	2.89	3.00	—	—	—	—	21.90	15.87	[7]	0.82	[8]	0.82	[8]	0.77	[8]	1	67
1. Based on the average of the shares outstanding. 2. Assumes dividend reinvestment. 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Payments from Affiliates increased the end of period net asset value per share and the total return by the following amounts:

Portfolio							Impact on NAV per share from Payment from Affiliate for the Year Ended 12-31-2007						Total Return Excluding Payment from Affiliate for the Year Ended 12-31-2007
Value Series I									$0.03	8.03
Value Series II									0.03	7.82
Value Series NAV									0.02	8.14

5. Does not take into consideration expense reductions during the periods shown. 6. Series NAV shares began operations on 4-29-05. 7. Not annualized. 8. Annualized.
Value & Restructuring Trust
SERIES NAV
12-31-2008	16.13	0.19	[2]	(7.74)	(7.55)	(0.16)	—	—	(0.16)	8.42	(46.81)[3,4]		0.87	[5]	0.87		1.43		284	23
12-31-2007	15.14	0.23	[2,6]	1.36	1.59	(0.32)	(0.28)	—	(0.60)	16.13	10.56	[3,4]	0.86	[5]	0.85		1.40		444	22
12-31-2006	13.31	0.17	[2]	1.74	1.91	(0.04)	(0.04)	—	(0.08)	15.14	14.43	[4,3]	0.89	[5]	0.89		1.21		337	14
12-31-2005[1]	12.50	0.04	[2]	0.77	0.81	—	—	—	—	13.31	6.48	[7]	0.91	[8]	0.91	[8]	1.80	[8]	153	4
1. Series NAV shares began operations on 10-24-05. 2. Based on the average of the shares outstanding. 3. Assumes dividend reinvestment. 4. Total returns would have been lower had certain expenses not been reduced during the periods shown. 5. Does not take into consideration expense reductions during the periods shown. 6. Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflects special dividends received by the Portfolio which amounted to the following amounts:

Portfolio							Series			Per share				Percentage of average net assets
Value & Restructuring							NAV			$0.07				0.42

7. Not annualized. 8. Annualized.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights

Per share operating performance for a share outstanding throughout the period											Ratios and supplemental data
		Income (loss) from investment operations			Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)	Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	Tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Ratio of gross expenses to average net assets (%)		Ratio of net expenses to average net assets (%)		Ratio of net investment income (loss) to average net assets (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Vista Trust
SERIES NAV
12-31-2008	17.81	(0.07)[2]	(8.44)	(8.51)	—	(0.47)	—	(0.47)	8.83	(48.88)[3,4]		1.03	[5]	1.02		(0.50)	46	205
12-31-2007	14.26	(0.08)[2]	5.54	5.46	—	(1.91)	—	(1.91)	17.81	38.44	[3,4]	0.96	[5]	0.96		(0.49)	158	121
12-31-2006	13.12	(0.04)[2]	1.18	1.14	—	—	—	—	14.26	8.69	[4]	1.02	[5]	1.02		(0.30)	120	219
12-31-2005[1]	12.50	(0.01)[2]	0.63	0.62	—	—	—	—	13.12	4.96	[6]	1.00	[7]	1.00	[7]	(0.30)[7]	69	32
1. Series NAV shares began operations on 10-24-05. 2. Based on the average of the shares outstanding. 3. Assumes dividend reinvestment. 4. Total returns would have been lower had certain expenses not been reduced during the periods shown. 5. Does not take into consideration expense reductions during the periods shown. 6. Not annualized. 7. Annualized.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Notes to Financial Statements

1.  ORGANIZATION OF THE TRUST The John Hancock Trust (the Trust or JHT) is a no-load, open-end investment management company organized as a Massachusetts business trust. It is a series company, which means it has multiple Portfolios (the Portfolios), each with a stated investment objective that it pursues through separate investment policies. The Trust currently offers one hundred and four separate investment Portfolios, seventy-one of which are presented in this report.

Each of the Portfolios, with the exception of American Asset Allocation, American Blue Chip Income and Growth, American Bond, American Diversified Growth and Income, American Fundamental Holdings, American Global Diversification, American Global Growth, American Global Small Capitalization, American Growth, American Growth-Income, American High-Income Bond, American International, American New World, Core Equity, Financial Services, Franklin Templeton Founding Allocation, Global Real Estate, Health Sciences, Natural Resources, Real Estate Equity, Real Estate Securities, U.S. Multi Sector and Utilities, is diversified for purposes of the Investment Company Act of 1940, as amended (the 1940 Act).

American Asset Allocation, American Blue Chip Income and Growth, American Bond, American Diversified Growth and Income, American Fundamental Holdings, American Global Diversification, American Global Growth, American Global Small Capitalization, American Growth, American Growth-Income, American High-Income Bond, American International and American New World (collectively JHT American Portfolios) and Franklin Templeton Founding Allocation operate as a “Fund of Funds”, investing in shares of mutual funds (underlying funds). The American Funds Insurance Series’ accounting policies are outlined in their financial statements, available at the Securities and Exchange Commission’s (SEC) Web site at www.sec.gov, or at the Commission’s public reference room in Washington, D.C. These funds are not covered by this report.

Shares of the Portfolios are presently offered only to: Separate Accounts A, H, I, L, M, N and in the case of certain Portfolios, to unregistered separate accounts issued by John Hancock Life Insurance Company (U.S.A.) (John Hancock USA), and to Separate Accounts A and B and, in the case of certain Portfolios, to unregistered separate accounts issued by John Hancock Life Insurance Company of New York (John Hancock New York). In addition, shares of the Portfolios are also offered to separate accounts U, JH, S and I issued by John Hancock Variable Life Insurance Company (JHVLICO) and to separate accounts U, V, UV and H issued by John Hancock Life Insurance Company (JHLICO). Series NAV shares are also offered to Lifestyle Trust and the Franklin Templeton Founding Allocation Trust. The Lifestyle Portfolios are offered by the John Hancock Trust and operate as a “fund of funds”, investing in Series NAV shares of the underlying funds of the Trust and in other permitted investments. John Hancock New York is a wholly owned subsidiary of John Hancock USA. John Hancock USA, John Hancock New York, JHVLICO and JHLICO are indirect wholly owned subsidiaries of The Manufacturers Life Insurance Company (Manulife), which in turn is a wholly owned subsidiary of Manulife Financial Corporation (MFC), a publicly traded company. Manulife Financial Corporation and its subsidiaries are known collectively as “Manulife Financial.”

John Hancock Investment Management Services, LLC (JHIMS or the Adviser), a Delaware limited liability company controlled by John Hancock USA, serves as investment adviser for the Trust and John Hancock Distributors, LLC (JHD or the Distributor), an affiliate of the Adviser, serves as principal underwriter to the Trust and to the variable contracts issued by John Hancock USA and John Hancock New York, JHLICO and JHVLICO.

The Portfolios described in this report offer four classes of shares as follows:

Series 1, 2, 3 and NAV:
American Diversified Growth and Income Trust

Series 1, 2 and 3:
American Asset Allocation Trust	American Blue Chip Income and Growth Trust	American Bond Trust	American Fundamental Holdings Trust
American Global Diversification Trust	American Growth Trust	American Growth-Income Trust	American International Trust

Series 2 and 3:
American Global Growth Trust	American Global Small Capitalization Trust	American High-Income Bond Trust	American New World Trust

Series 1 and NAV:
Emerging Markets Value Trust	Global Real Estate Trust	Mutual Shares Trust	Small Cap Intrinsic Value Trust

Series 1, 2 and NAV:
All Cap Core Trust	All Cap Growth Trust	All Cap Value Trust	Blue Chip Growth Trust
Capital Appreciation Trust	Capital Appreciation Value Trust	Classic Value Trust	Core Allocation Plus Trust
Core Equity Trust	Disciplined Diversification Trust	Emerging Small Company Trust	Equity-Income Trust
Financial Services Trust	Franklin Templeton Founding Allocation Trust	Fundamental Value Trust	Global Trust
Global Allocation Trust	Health Sciences Trust	Income & Value Trust	International Core Trust
International Opportunities Trust	International Small Cap Trust	International Value Trust	Large Cap Trust
Large Cap Value Trust	Mid Cap Intersection Trust	Mid Cap Stock Trust	Mid Cap Value Trust
Mid Value Trust	Natural Resources Trust	Optimized All Cap Trust	Optimized Value Trust
Pacific Rim Trust	Real Estate Securities Trust	Science & Technology Trust	Small Cap Growth Trust
Small Cap Opportunities Trust	Small Cap Value Trust	Small Company Trust	Small Company Value Trust
U.S. Large Cap Trust	Utilities Trust	Value Trust

Series 2 and NAV:
Overseas Equity Trust

Series NAV:
Alpha Opportunities Trust	Growth Equity Trust	International Small Company Trust	Mid Cap Value Equity Trust
Real Estate Equity Trust	Small Company Growth Trust	Smaller Company Growth Trust	U.S. Multi Sector Trust
Value & Restructuring Trust	Vista Trust

ORGANIZATION OF THE TRUST, CONTINUED

Series I, Series II, Series III and Series NAV shares represent an interest in the same portfolio of investments of each respective Portfolio and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the SEC and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan. At December 31, 2008, John Hancock USA owned shares of beneficial interest for the following Portfolios:

PORTFOLIO	SHARES AS OF 12/31/08
American Diversified Growth and Income Trust Series I	8,217
American Diversified Growth and Income Trust Series II	57,467
American Diversified Growth and Income Trust Series III	8,235
American Diversified Growth and Income Trust Series NAV	8,248
American Fundamental Holdings Trust Series I	8,800
American Global Diversification Trust Series I	8,979
American Global Diversification Trust Series III	9,028
Capital Appreciation Value Trust Series I	40,323
Capital Appreciation Value Trust Series II	322,090
Capital Appreciation Value Trust Series NAV	40,338
Core Allocation Plus Trust Series I	805,927
Core Allocation Plus Trust Series II	803,923
Core Allocation Plus Trust Series NAV	403,213
Disciplined Diversification Trust Series I	81,042
Disciplined Diversification Trust Series II	3,880,811
Disciplined Diversification Trust NAV	81,090
Global Real Estate Trust Series I	9,064
Mid Cap Intersection Trust Series I	8,018
Small Cap Intrinsic Value Trust Series Series I	998

New Portfolios  Core Allocation Plus, Growth Equity, Capital Appreciation Value, Disciplined Diversification, American Diversified Growth and Income, Alpha Opportunities and Smaller Company Growth portfolios commenced operations on January 2, 2008, April 28, 2008, April 28, 2008, April 28, 2008, July 1, 2008, October 7, 2008 and October 7, 2008, respectively.

Change in Portfolio Name  Effective April 28, 2008, the Quantitative All Cap has changed its name to Optimized All Cap and Quantitative Value has changed its name to Optimized Value.

2.  SIGNIFICANT ACCOUNTING POLICIES The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

The Fund has adopted the provisions of Financial Accounting Standards Board (FASB) Staff Position No. FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45” (the Position). The Position amends FASB Statement No. 133 (FAS 133), “Accounting for Derivative Instruments and Hedging Activities”, and also amends FASB Interpretation No. 45 (FIN 45), Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others. The amendments to FAS 133 include required disclosure for the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, the fair value of the credit derivative, and the nature of any recourse provisions and assets held either as collateral or by third parties. The amendments to FIN 45 require additional disclosures about the current status of the payment/performance risk of a guarantee. All changes to accounting policies have been made in accordance with the Position and incorporated for the current period as part of the Notes to the Schedules of Investments and disclosures within Note 3, Credit default swap agreements.

The following summarizes the significant accounting policies of the Portfolios:

Security Valuation  Investments are stated at value as of the close of the regular trading on New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. Equity securities held by the Fund are valued at the last sale price or official closing price (closing bid price or last evaluated price if no sale has occurred) as of the close of business on the principal securities exchange (domestic or foreign) on which they trade. Debt obligations are valued based on the evaluated prices provided by an independent pricing service, which utilizes both dealer-supplied and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing service. Securities sold short are valued at the closing asking price. Securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Equity and debt obligations, for which there are no prices available from an independent pricing service, are value based on broker quotes or fair valued as described below. Short-term debt investments that have a remaining maturity of 60 days or less are valued at amortized cost, and thereafter assume a constant amortization to maturity of any discount or premium, which approximates market value. John Hancock Cash Investment Trust (JHCIT), an affiliate of John Hancock Advisers, LLC (the Adviser), a wholly owned subsidiary of John Hancock Financial Services, Inc., a subsidiary of Manulife Financial Corporation (MFC), is valued at its net asset value each business day.

Other assets and securities for which no such quotations are readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of trading on the NYSE. The values of such securities used in computing the net asset value of the Portfolio’s shares are generally determined as of such times. Occasionally, significant events that affect the values of such securities may occur between the times at which such values are generally determined and the close of the NYSE. Upon such an occurrence, these securities will be valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity.

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

The Portfolios adopted Statement of Financial Accounting Standards No. 157 (FAS 157), “Fair Value Measurements”, effective with the beginning of the Portfolios’ fiscal year. FAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of hierarchy are described below:

•	Level 1 — Quoted prices in active markets for identical securities.

•	Level 2 — Prices determined using other significant observable inputs. Inputs other than quoted prices included in Level 1 that are observable either directly or indirectly through corroboration with observable market data. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

•	Level 3 — Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable, such as when there is little or no market activity for an investment, unobservable inputs may be used. Unobservable inputs reflect the Portfolios’ own assumptions about the factors that market participants would use in pricing an investment and would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Portfolios’ net assets as of December 31, 2008. Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation / depreciation on the instrument.

All Cap Core			All Cap Growth
Valuation Inputs:	Investments in Securities	Other Financial Instruments	Valuation Inputs:	Investments in Securities	Other Financial Instruments
Level 1 — Quoted Prices	$351,567,828	$1,544,682	Level 1 — Quoted Prices	$94,123,759	—
Level 2 — Other Significant Observable Inputs	45,344,053	—	Level 2 — Other Significant Observable Inputs	13,873,663	—
Level 3 — Significant Unobservable Inputs	—	—	Level 3 — Significant Unobservable Inputs	—	—
Total	$396,911,881	$1,544,682	Total	$107,997,422	—

All Cap Value			Alpha Opportunities
Valuation Inputs:	Investments in Securities	Other Financial Instruments	Valuation Inputs:	Investments in Securities	Other Financial Instruments
Level 1 — Quoted Prices	$77,652,883	—	Level 1 — Quoted Prices	$246,470,706	—
Level 2 — Other Significant Observable Inputs	1,140,000	—	Level 2 — Other Significant Observable Inputs	46,515,961	—
Level 3 — Significant Unobservable Inputs	—	—	Level 3 — Significant Unobservable Inputs	—	—
Total	$78,792,883	—	Total	$292,986,667	—

American Asset Allocation			American Blue Chip Income and Growth
Valuation Inputs:	Investments in Securities	Other Financial Instruments	Valuation Inputs:	Investments in Securities	Other Financial Instruments
Level 1 — Quoted Prices	$868,560,038	—	Level 1 — Quoted Prices	$109,137,173	—
Level 2 — Other Significant Observable Inputs	—	—	Level 2 — Other Significant Observable Inputs	—	—
Level 3 — Significant Unobservable Inputs	—	—	Level 3 — Significant Unobservable Inputs	—	—
Total	$868,560,038	—	Total	$109,137,173	—

American Bond			American Diversified Growth & Income
Valuation Inputs:	Investments in Securities	Other Financial Instruments	Valuation Inputs:	Investments in Securities	Other Financial Instruments
Level 1 — Quoted Prices	$692,961,502	—	Level 1 — Quoted Prices	$731,601	—
Level 2 — Other Significant Observable Inputs	—	—	Level 2 — Other Significant Observable Inputs	—	—
Level 3 — Significant Unobservable Inputs	—	—	Level 3 — Significant Unobservable Inputs	—	—
Total	$692,961,502	—	Total	$731,601	—

American Fundamental Holdings			American Global Diversification
Valuation Inputs:	Investments in Securities	Other Financial Instruments	Valuation Inputs:	Investments in Securities	Other Financial Instruments
Level 1 — Quoted Prices	$614,189,597	—	Level 1 — Quoted Prices	$542,295,181	—
Level 2 — Other Significant Observable Inputs	—	—	Level 2 — Other Significant Observable Inputs	—	—
Level 3 — Significant Unobservable Inputs	—	—	Level 3 — Significant Unobservable Inputs	—	—
Total	$614,189,597	—	Total	$542,295,181	—

American Global Growth			American Global Small Capitalization
Valuation Inputs:	Investments in Securities	Other Financial Instruments	Valuation Inputs:	Investments in Securities	Other Financial Instruments
Level 1 — Quoted Prices	$150,321,564	—	Level 1 — Quoted Prices	$51,971,713	—
Level 2 — Other Significant Observable Inputs	—	—	Level 2 — Other Significant Observable Inputs	—	—
Level 3 — Significant Unobservable Inputs	—	—	Level 3 — Significant Unobservable Inputs	—	—
Total	$150,321,564	—	Total	$51,971,713	—

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

American Growth			American Growth-Income
Valuation Inputs:	Investments in Securities	Other Financial Instruments	Valuation Inputs:	Investments in Securities	Other Financial Instruments
Level 1 — Quoted Prices	$1,057,832,649	—	Level 1 — Quoted Prices	$867,150,362	—
Level 2 — Other Significant Observable Inputs	—	—	Level 2 — Other Significant Observable Inputs	—	—
Level 3 — Significant Unobservable Inputs	—	—	Level 3 — Significant Unobservable Inputs	—	—
Total	$1,057,832,649	—	Total	$867,150,362	—

American High-Income Bond			American International
Valuation Inputs:	Investments in Securities	Other Financial Instruments	Valuation Inputs:	Investments in Securities	Other Financial Instruments
Level 1 — Quoted Prices	$34,600,422	—	Level 1 — Quoted Prices	$706,362,537	—
Level 2 — Other Significant Observable Inputs	—	—	Level 2 — Other Significant Observable Inputs	—	—
Level 3 — Significant Unobservable Inputs	—	—	Level 3 — Significant Unobservable Inputs	—	—
Total	$34,600,422	—	Total	$706,362,537	—

American New World			Blue Chip Growth
Valuation Inputs:	Investments in Securities	Other Financial Instruments	Valuation Inputs:	Investments in Securities	Other Financial Instruments
Level 1 — Quoted Prices	$41,504,577	—	Level 1 — Quoted Prices	$1,659,654,482	—
Level 2 — Other Significant Observable Inputs	—	—	Level 2 — Other Significant Observable Inputs	80,010,763	—
Level 3 — Significant Unobservable Inputs	—	—	Level 3 — Significant Unobservable Inputs	—	—
Total	$41,504,577	—	Total	$1,739,665,245	—

Capital Appreciation			Capital Appreciation Value
Valuation Inputs:	Investments in Securities	Other Financial Instruments	Valuation Inputs:	Investments in Securities	Other Financial Instruments
Level 1 — Quoted Prices	$692,217,348	—	Level 1 — Quoted Prices	$100,329,449	$(99,999)
Level 2 — Other Significant Observable Inputs	18,976,000	—	Level 2 — Other Significant Observable Inputs	43,739,193	—
Level 3 — Significant Unobservable Inputs	—	—	Level 3 — Significant Unobservable Inputs	—	—
Total	$711,193,348	—	Total	$144,068,642	$(99,999)

Classic Value			Core Allocation Plus
Valuation Inputs:	Investments in Securities	Other Financial Instruments	Valuation Inputs:	Investments in Securities	Other Financial Instruments
Level 1 — Quoted Prices	$25,065,908	—	Level 1 — Quoted Prices	$31,956,976	$77,427
Level 2 — Other Significant Observable Inputs	1,688,960	—	Level 2 — Other Significant Observable Inputs	41,353,821	64,851
Level 3 — Significant Unobservable Inputs	—	—	Level 3 — Significant Unobservable Inputs	—	(7,060)
Total	$26,754,868	—	Total	$73,310,797	$135,218

Core Equity			Disciplined Diversification
Valuation Inputs:	Investments in Securities	Other Financial Instruments	Valuation Inputs:	Investments in Securities	Other Financial Instruments
Level 1 — Quoted Prices	$9,351,768	—	Level 1 — Quoted Prices	$52,767,490	—
Level 2 — Other Significant Observable Inputs	9,173,000	—	Level 2 — Other Significant Observable Inputs	70,639,824	—
Level 3 — Significant Unobservable Inputs	—	—	Level 3 — Significant Unobservable Inputs	—	—
Total	$18,524,768	—	Total	$123,407,314	—

Emerging Markets Value			Emerging Small Company
Valuation Inputs:	Investments in Securities	Other Financial Instruments	Valuation Inputs:	Investments in Securities	Other Financial Instruments
Level 1 — Quoted Prices	$121,511,902	—	Level 1 — Quoted Prices	$107,732,907	—
Level 2 — Other Significant Observable Inputs	199,945,166	—	Level 2 — Other Significant Observable Inputs	5,738,154	—
Level 3 — Significant Unobservable Inputs	184,681	—	Level 3 — Significant Unobservable Inputs	—	—
Total	$321,641,749	—	Total	$113,471,061	—

Equity-Income			Financial Services
Valuation Inputs:	Investments in Securities	Other Financial Instruments	Valuation Inputs:	Investments in Securities	Other Financial Instruments
Level 1 — Quoted Prices	$1,282,899,070	—	Level 1 — Quoted Prices	$67,337,123	—
Level 2 — Other Significant Observable Inputs	75,426,864	—	Level 2 — Other Significant Observable Inputs	10,354,288	—
Level 3 — Significant Unobservable Inputs	3,605,116	—	Level 3 — Significant Unobservable Inputs	2,777,800	—
Total	$1,361,931,050	—	Total	$80,469,211	—

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Franklin Templeton Founding Allocation			Fundamental Value
Valuation Inputs:	Investments in Securities	Other Financial Instruments	Valuation Inputs:	Investments in Securities	Other Financial Instruments
Level 1 — Quoted Prices	$1,124,376,719	—	Level 1 — Quoted Prices	$1,257,460,601	—
Level 2 — Other Significant Observable Inputs	—	—	Level 2 — Other Significant Observable Inputs	133,948,863	—
Level 3 — Significant Unobservable Inputs	—	—	Level 3 — Significant Unobservable Inputs	—	—
Total	$1,124,376,719	—	Total	$1,391,409,464	—

Global			Global Allocation
Valuation Inputs:	Investments in Securities	Other Financial Instruments	Valuation Inputs:	Investments in Securities	Other Financial Instruments
Level 1 — Quoted Prices	$213,707,848	—	Level 1 — Quoted Prices	$100,074,250	$(259,395)
Level 2 — Other Significant Observable Inputs	332,504,339	—	Level 2 — Other Significant Observable Inputs	78,950,467	(136,648)
Level 3 — Significant Unobservable Inputs	—	—	Level 3 — Significant Unobservable Inputs	407,872	—
Total	$546,212,187	—	Total	$179,432,589	$(396,043)

Global Real Estate			Growth Equity
Valuation Inputs:	Investments in Securities	Other Financial Instruments	Valuation Inputs:	Investments in Securities	Other Financial Instruments
Level 1 — Quoted Prices	$208,993,628	—	Level 1 — Quoted Prices	$292,313,026	—
Level 2 — Other Significant Observable Inputs	282,458,888	$(11,599,249)	Level 2 — Other Significant Observable Inputs	11,474,000	—
Level 3 — Significant Unobservable Inputs	—	—	Level 3 — Significant Unobservable Inputs	—	—
Total	$491,452,516	$(11,599,249)	Total	$303,787,026	—

Health Sciences			Income & Value
Valuation Inputs:	Investments in Securities	Other Financial Instruments	Valuation Inputs:	Investments in Securities	Other Financial Instruments
Level 1 — Quoted Prices	$149,256,539	$(5,114,461)	Level 1 — Quoted Prices	$176,960,908	—
Level 2 — Other Significant Observable Inputs	16,323,806	—	Level 2 — Other Significant Observable Inputs	108,341,171	$5,098
Level 3 — Significant Unobservable Inputs	351,993	—	Level 3 — Significant Unobservable Inputs	180,000	—
Total	$165,932,338	$(5,114,461)	Total	$285,482,079	$5,098

International Core			International Opportunities
Valuation Inputs:	Investments in Securities	Other Financial Instruments	Valuation Inputs:	Investments in Securities	Other Financial Instruments
Level 1 — Quoted Prices	$40,201,555	($2,356,134)	Level 1 — Quoted Prices	$138,012,517	—
Level 2 — Other Significant Observable Inputs	670,203,551	12,503,777	Level 2 — Other Significant Observable Inputs	404,528,922	—
Level 3 — Significant Unobservable Inputs	—	—	Level 3 — Significant Unobservable Inputs	—	—
Total	$710,405,106	$10,147,643	Total	$542,541,439	—

International Small Cap			International Small Company
Valuation Inputs:	Investments in Securities	Other Financial Instruments	Valuation Inputs:	Investments in Securities	Other Financial Instruments
Level 1 — Quoted Prices	$35,723,214	—	Level 1 — Quoted Prices	$32,100,085	—
Level 2 — Other Significant Observable Inputs	193,935,410	—	Level 2 — Other Significant Observable Inputs	214,579,421	—
Level 3 — Significant Unobservable Inputs	—	—	Level 3 — Significant Unobservable Inputs	28,101	—
Total	$229,658,624	—	Total	$246,707,607	—

International Value			Large Cap
Valuation Inputs:	Investments in Securities	Other Financial Instruments	Valuation Inputs:	Investments in Securities	Other Financial Instruments
Level 1 — Quoted Prices	$111,305,144	—	Level 1 — Quoted Prices	$300,204,616	—
Level 2 — Other Significant Observable Inputs	801,153,160	—	Level 2 — Other Significant Observable Inputs	5,728,000	—
Level 3 — Significant Unobservable Inputs	—	—	Level 3 — Significant Unobservable Inputs	—	—
Total	$912,458,304	—	Total	$305,932,616	—

Large Cap Value			Mid Cap Intersection
Valuation Inputs:	Investments in Securities	Other Financial Instruments	Valuation Inputs:	Investments in Securities	Other Financial Instruments
Level 1 — Quoted Prices	$309,084,817	—	Level 1 — Quoted Prices	$85,855,956	—
Level 2 — Other Significant Observable Inputs	73,000	—	Level 2 — Other Significant Observable Inputs	896,000	—
Level 3 — Significant Unobservable Inputs	—	—	Level 3 — Significant Unobservable Inputs	—	—
Total	$309,157,817	—	Total	$86,751,956	—

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Mid Cap Stock			Mid Cap Value
Valuation Inputs:	Investments in Securities	Other Financial Instruments	Valuation Inputs:	Investments in Securities	Other Financial Instruments
Level 1 — Quoted Prices	$607,935,780	—	Level 1 — Quoted Prices	$166,217,357	—
Level 2 — Other Significant Observable Inputs	46,269,662	—	Level 2 — Other Significant Observable Inputs	11,018,000	—
Level 3 — Significant Unobservable Inputs	—	—	Level 3 — Significant Unobservable Inputs	—	—
Total	$654,205,442	—	Total	$177,235,357	—

Mid Cap Value Equity			Mid Value
Valuation Inputs:	Investments in Securities	Other Financial Instruments	Valuation Inputs:	Investments in Securities	Other Financial Instruments
Level 1 — Quoted Prices	$48,889,366	—	Level 1 — Quoted Prices	$109,123,515	—
Level 2 — Other Significant Observable Inputs	239,804	—	Level 2 — Other Significant Observable Inputs	13,826,091	—
Level 3 — Significant Unobservable Inputs	—	—	Level 3 — Significant Unobservable Inputs	—	—
Total	$49,129,170	—	Total	$122,949,606	—

Mutual Shares			Natural Resources
Valuation Inputs:	Investments in Securities	Other Financial Instruments	Valuation Inputs:	Investments in Securities	Other Financial Instruments
Level 1 — Quoted Prices	$236,971,758	$(9,141)	Level 1 — Quoted Prices	$331,060,822	—
Level 2 — Other Significant Observable Inputs	182,809,852	(23,832)	Level 2 — Other Significant Observable Inputs	62,242,577	—
Level 3 — Significant Unobservable Inputs	1,296,022	—	Level 3 — Significant Unobservable Inputs	—	—
Total	$421,077,632	$(32,973)	Total	$393,303,399	—

Optimized All Cap			Optimized Value
Valuation Inputs:	Investments in Securities	Other Financial Instruments	Valuation Inputs:	Investments in Securities	Other Financial Instruments
Level 1 — Quoted Prices	$1,172,391,331	—	Level 1 — Quoted Prices	$339,250,497	—
Level 2 — Other Significant Observable Inputs	15,757,000	—	Level 2 — Other Significant Observable Inputs	14,731,000	—
Level 3 — Significant Unobservable Inputs	—	—	Level 3 — Significant Unobservable Inputs	—	—
Total	$1,188,148,331	—	Total	$353,981,497	—

Overseas Equity			Pacific Rim
Valuation Inputs:	Investments in Securities	Other Financial Instruments	Valuation Inputs:	Investments in Securities	Other Financial Instruments
Level 1 — Quoted Prices	$56,697,007	—	Level 1 — Quoted Prices	$1,504,063	—
Level 2 — Other Significant Observable Inputs	245,568,048	$289,200	Level 2 — Other Significant Observable Inputs	77,514,543	—
Level 3 — Significant Unobservable Inputs	—	—	Level 3 — Significant Unobservable Inputs	—	—
Total	$302,265,055	$289,200	Total	$79,018,606	—

Real Estate Equity			Real Estate Securities
Valuation Inputs:	Investments in Securities	Other Financial Instruments	Valuation Inputs:	Investments in Securities	Other Financial Instruments
Level 1 — Quoted Prices	$214,926,950	—	Level 1 — Quoted Prices	$309,256,777	—
Level 2 — Other Significant Observable Inputs	10,803,836	—	Level 2 — Other Significant Observable Inputs	6,953,000	—
Level 3 — Significant Unobservable Inputs	—	—	Level 3 — Significant Unobservable Inputs	—	—
Total	$225,730,786	—	Total	$316,209,777	—

Science & Technology			Small Cap Growth
Valuation Inputs:	Investments in Securities	Other Financial Instruments	Valuation Inputs:	Investments in Securities	Other Financial Instruments
Level 1 — Quoted Prices	$173,176,385	—	Level 1 — Quoted Prices	$262,452,075	—
Level 2 — Other Significant Observable Inputs	21,270,856	—	Level 2 — Other Significant Observable Inputs	8,101,000	—
Level 3 — Significant Unobservable Inputs	—	—	Level 3 — Significant Unobservable Inputs	68,750	—
Total	$194,447,241	—	Total	$270,621,825	—

Small Cap Intrinsic Value			Small Cap Opportunities
Valuation Inputs:	Investments in Securities	Other Financial Instruments	Valuation Inputs:	Investments in Securities	Other Financial Instruments
Level 1 — Quoted Prices	$42,839,380	—	Level 1 — Quoted Prices	$149,980,931	—
Level 2 — Other Significant Observable Inputs	2,838,450	—	Level 2 — Other Significant Observable Inputs	3,600,000	—
Level 3 — Significant Unobservable Inputs	72,853	—	Level 3 — Significant Unobservable Inputs	920	—
Total	$45,750,683	—	Total	$153,581,851	—

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Small Cap Value			Small Company
Valuation Inputs:	Investments in Securities	Other Financial Instruments	Valuation Inputs:	Investments in Securities	Other Financial Instruments
Level 1 — Quoted Prices	$288,576,291	—	Level 1 — Quoted Prices	$4,291,789	—
Level 2 — Other Significant Observable Inputs	4,023,000	—	Level 2 — Other Significant Observable Inputs	257,309	—
Level 3 — Significant Unobservable Inputs	—	—	Level 3 — Significant Unobservable Inputs	—	—
Total	$292,599,291	—	Total	$4,549,098	—

Small Company Growth			Small Company Value
Valuation Inputs:	Investments in Securities	Other Financial Instruments	Valuation Inputs:	Investments in Securities	Other Financial Instruments
Level 1 — Quoted Prices	$148,030,668	—	Level 1 — Quoted Prices	$501,217,791	—
Level 2 — Other Significant Observable Inputs	6,031,000	—	Level 2 — Other Significant Observable Inputs	15,745,524	—
Level 3 — Significant Unobservable Inputs	—	—	Level 3 — Significant Unobservable Inputs	—	—
Total	$154,061,668	—	Total	$516,963,315	—

Smaller Company Growth			U.S. Large Cap
Valuation Inputs:	Investments in Securities	Other Financial Instruments	Valuation Inputs:	Investments in Securities	Other Financial Instruments
Level 1 — Quoted Prices	$88,689,170	$141,020	Level 1 — Quoted Prices	$224,077,612	—
Level 2 — Other Significant Observable Inputs	4,243,930	—	Level 2 — Other Significant Observable Inputs	7,039,000	—
Level 3 — Significant Unobservable Inputs	—	—	Level 3 — Significant Unobservable Inputs	—	—
Total	$92,933,100	$141,020	Total	$231,116,612	—

U.S. Multi Sector			Utilities
Valuation Inputs:	Investments in Securities	Other Financial Instruments	Valuation Inputs:	Investments in Securities	Other Financial Instruments
Level 1 — Quoted Prices	$493,086,360	$35,940	Level 1 — Quoted Prices	$114,575,420	—
Level 2 — Other Significant Observable Inputs	17,435,000	—	Level 2 — Other Significant Observable Inputs	27,906,097	$542,964
Level 3 — Significant Unobservable Inputs	—	—	Level 3 — Significant Unobservable Inputs	—	—
Total	$510,521,360	$35,940	Total	$142,481,517	$542,964

Value			Value & Restructuring
Valuation Inputs:	Investments in Securities	Other Financial Instruments	Valuation Inputs:	Investments in Securities	Other Financial Instruments
Level 1 — Quoted Prices	$170,547,434	—	Level 1 — Quoted Prices	$283,500,183	—
Level 2 — Other Significant Observable Inputs	—	—	Level 2 — Other Significant Observable Inputs	13,423,091	—
Level 3 — Significant Unobservable Inputs	—	—	Level 3 — Significant Unobservable Inputs	41,973	—
Total	$170,547,434	—	Total	$296,965,247	—

Vista
Valuation Inputs:	Investments in Securities	Other Financial Instruments
Level 1 — Quoted Prices	$47,261,595	—
Level 2 — Other Significant Observable Inputs	2,130,757	—
Level 3 — Significant Unobservable Inputs	—	—
Total	$49,392,352	—

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Core Allocation Plus Trust			Emerging Markets Value Trust
	Investments in Securities	Other Financial Instruments		Investments in Securities	Other Financial Instruments
Balance as of 12/31/07	—	—	Balance as of 12/31/07	$195,084	—
Accrued discounts/premiums	—	—	Accrued discounts/premiums	—	—
Realized gain (loss)	—	—	Realized gain (loss)	(34,372)	—
Change in unrealized appreciation (depreciation)	—	$7	Change in unrealized appreciation (depreciation)	(383,026)	—
Net purchases (sales)	—	7,053	Net purchases (sales)	(85,862)	—
Transfers in and/or out of Level 3	—	—	Transfers in and/or out of Level 3	492,857	—
Balance as of 12/31/08	—	$7,060	Balance as of 12/31/08	$184,681	—

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Equity-Income Trust			Financial Services Trust
	Investments in Securities	Other Financial Instruments		Investments in Securities	Other Financial Instruments
Balance as of 12/31/07	—	—	Balance as of 12/31/07	$4,094,654	—
Accrued discounts/premiums	—	—	Accrued discounts/premiums	—	—
Realized gain (loss)	—	—	Realized gain (loss)	(614,704)	—
Change in unrealized appreciation (depreciation)	$(5,921,892)	—	Change in unrealized appreciation (depreciation)	(702,150)	—
Net purchases (sales)	9,527,008	—	Net purchases (sales)	—	—
Transfers in and/or out of Level 3	—	—	Transfers in and/or out of Level 3	—	—
Balance as of 12/31/08	$3,605,116	—	Balance as of 12/31/08	$2,777,800	—

Global Allocation Trust			Health Sciences Trust
	Investments in Securities	Other Financial Instruments		Investments in Securities	Other Financial Instruments
Balance as of 12/31/07	$2,014,988	—	Balance as of 12/31/07	$333,080	—
Accrued discounts/premiums	387	—	Accrued discounts/premiums	—	—
Realized gain (loss)	(323,713)	—	Realized gain (loss)	—	—
Change in unrealized appreciation (depreciation)	(750,686)	—	Change in unrealized appreciation (depreciation)	(1,474,561)	—
Net purchases (sales)	(533,104)	—	Net purchases (sales)	(101,900)	—
Transfers in and/or out of Level 3	—	—	Transfers in and/or out of Level 3	1,595,374	—
Balance as of 12/31/08	$407,872	—	Balance as of 12/31/08	$351,993	—

Income & Value Trust			International Small Company Trust
	Investments in Securities	Other Financial Instruments		Investments in Securities	Other Financial Instruments
Balance as of 12/31/07	$1,393,263	—	Balance as of 12/31/07	$114,786	—
Accrued discounts/premiums	—	—	Accrued discounts/premiums	—	—
Realized gain (loss)	—	—	Realized gain (loss)	(79,321)	—
Change in unrealized appreciation (depreciation)	(70,077)	—	Change in unrealized appreciation (depreciation)	(797,802)	—
Net purchases (sales)	—	—	Net purchases (sales)	77,641	—
Transfers in and/or out of Level 3	(1,143,186)	—	Transfers in and/or out of Level 3	712,797	—
Balance as of 12/31/08	$180,000	—	Balance as of 12/31/08	$28,101	—

International Small Cap Trust			Mutual Shares Trust
	Investments in Securities	Other Financial Instruments		Investments in Securities	Other Financial Instruments
Balance as of 12/31/07	—	—	Balance as of 12/31/07	$1,439,712	—
Accrued discounts/premiums	—	—	Accrued discounts/premiums	25,732	—
Realized gain (loss)	—	—	Realized gain (loss)	—	—
Change in unrealized appreciation (depreciation)	$(13,232,300)	—	Change in unrealized appreciation (depreciation)	(1,170,230)	—
Net purchases (sales)	1,125,393	—	Net purchases (sales)	1,000,808	—
Transfers in and/or out of Level 3	12,106,907	—	Transfers in and/or out of Level 3	—	—
Balance as of 12/31/08	$—	—	Balance as of 12/31/08	$1,296,022	—

Small Cap Growth Trust			Small Cap Intrinsic Value Trust
	Investments in Securities	Other Financial Instruments		Investments in Securities	Other Financial Instruments
Balance as of 12/31/07	—	—	Balance as of 12/31/07	—	—
Accrued discounts/premiums	$783	—	Accrued discounts/premiums	—	—
Realized gain (loss)	(24,533)	—	Realized gain (loss)	—	—
Change in unrealized appreciation (depreciation)	—	—	Change in unrealized appreciation (depreciation)	$(263,246)	—
Net purchases (sales)	92,500	—	Net purchases (sales)	336,099	—
Transfers in and/or out of Level 3	—	—	Transfers in and/or out of Level 3	—	—
Balance as of 12/31/08	$68,750	—	Balance as of 12/31/08	$72,853	—

Small Cap Opportunities Trust			Value & Restructuring Trust
	Investments in Securities	Other Financial Instruments		Investments in Securities	Other Financial Instruments
Balance as of 12/31/07	$653,100	—	Balance as of 12/31/07	$829,099	—
Accrued discounts/premiums	—	—	Accrued discounts/premiums	—	—
Realized gain (loss)	(1,037,035)	—	Realized gain (loss)	(317,532)	—
Change in unrealized appreciation (depreciation)	1,272,120	—	Change in unrealized appreciation (depreciation)	(469,594)	—
Net purchases (sales)	(1,026,840)	—	Net purchases (sales)	—	—
Transfers in and/or out of Level 3	139,575	—	Transfers in and/or out of Level 3	—	—
Balance as of 12/31/08	$920	—	Balance as of 12/31/08	$41,973	—

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Delayed-Delivery Transactions  All Portfolios of the Trust described in this report may purchase or sell debt securities on a when issued or delayed-delivery basis. These transactions involve a commitment by a Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, a Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, a Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When a Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security. The Portfolio may receive compensation for interest forgone in the purchase of delayed-delivery securities. The market values of the securities purchased on a forward delivery basis are identified in the Portfolio of Investments.

In a “To Be Announced” (TBA) transaction, the Portfolio commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying security transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio, normally 15 to 45 days later.

Mortgage Dollar Rolls  All Portfolios of the Trust described in this report, with the exception of Money Market and Money Market B, may enter into mortgage dollar rolls in which they sell debt securities for delivery currently and simultaneously contract to repurchase similar, but not identical, securities at the same price or a lower price on an agreed upon date. The Portfolios account for such dollar rolls as purchases and sales and receive compensation as consideration for entering into the commitment to repurchase. The compensation is the difference between the current sale price and the forward price of the future purchase (often referred to as the “drop”) as well as the interest earned on the cash proceeds of the initial sale. A Portfolio may also be compensated by the receipt of a commitment fee. As the holder, the counterparty receives all principal and interest payments, including prepayments, made with respect to the similar security. Dollar rolls may be renewed with a new sale and repurchase price with a cash settlement made at renewal without physical delivery of the securities subject to the contract.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Portfolio is able to repurchase them. There can be no assurance that the Portfolio’s use of the cash that it receives from a mortgage dollar roll will provide a return that exceeds its costs.

Loan Participations and Assignments  Certain Portfolios may invest in direct debt instruments which are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. A Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, a Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled, only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. A Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Portfolio purchases assignments from lenders, it acquires direct rights against the borrower of the loan. At the year ended December 31, 2008 there were no unfunded loan commitments outstanding.

Repurchase Agreements  Each Portfolio may enter into repurchase agreements. When a Portfolio enters into a repurchase agreement through its custodian, it receives delivery of securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is generally at least 102% of the repurchase amount. Each Portfolio will take constructive receipt of all securities underlying the repurchase agreements it has entered into until such agreements expire. If the seller defaults, a Portfolio would suffer a loss to the extent that proceeds from the sale of underlying securities were less than the repurchase amount. Each Portfolio may enter into repurchase agreements maturing within seven days with domestic dealers, banks or other financial institutions deemed to be creditworthy by the Adviser. Collateral for certain tri-party repurchase agreements is held at the custodian bank in a segregated account for the benefit of the Portfolio and the counterparty.

Security Transactions and Related Investment Income  Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-date or when the Portfolio becomes aware of the dividends from cash collections. Discounts/premiums are accreted/amortized for financial reporting purposes. Non-cash dividends are recorded at the fair market value of the securities received. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful, based upon consistently applied procedures.

Inflation indexed securities are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. Interest is accrued based upon the principal value, which is adjusted for inflation. Principal of inflation index protected securities is increased or decreased by the rate of change in the Consumer Price Index. Interest income includes accretion of discounts and amortization of premiums as well as accretion or amortization of principal of inflation index protected securities.

From time to time, certain of the Portfolios may invest in Real Estate Investment Trusts (REITs) and, as a result, will estimate the components of distributions from these securities. Distributions from REITs received in excess of income are recorded as a reduction of cost of investments and/or as a realized gain.

The Portfolios use the specific identification method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Securities Lending   The Portfolios may lend portfolio securities from time to time in order to earn additional income. The Portfolios retain beneficial ownership of the securities they have loaned and continue to receive interest and dividends paid by the issuer of securities and to participate in any changes in their value. On the settlement date of the loan, the Portfolios receive cash collateral against the loaned securities and maintain the cash collateral in an amount not less than 102% of the market value of the loaned securities for U.S. equity and corporate securities and 105% for foreign equity and corporate securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Portfolios and any additional required cash collateral is delivered to the Portfolios on the next business day or returned to the borrower if over collateralized. It is the Portfolios’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Cash collateral received is invested in the JHCIT. The Portfolios may receive compensation for lending their securities either in the form of fees, guarantees, and/or by retaining a portion of interest on the investment of any cash received as collateral. If the borrower is unable to return the securities loaned upon sale of a security or other Portfolio instructions because of insolvency or other reasons, the Portfolios could experience delays and costs in recovering the securities loaned

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

or in gaining access to the collateral and could be prevented from voting on proxy statements. The Portfolios bear the risk in the event that invested collateral is not sufficient to meet obligations due on loans.

Bank Borrowings  All Portfolios described in this report have entered into an agreement which enables them to participate in a $150 million unsecured committed line of credit with State Street Corporation. Borrowings will be made solely to temporarily finance the repurchase of capital shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.05% per annum, payable at the end of each calendar quarter, based on the average daily-unused portion of the line of credit, is charged to each participating Portfolio on a prorated basis based on average net assets. For the year ended December 31, 2008, there were no borrowings under the line of credit.

Pursuant to the custodian agreement, the Custodian may, in its discretion, advance funds to a Portfolio to make properly authorized payments. When such payments result in an overdraft, the Portfolio is obligated to repay the Custodian for any overdraft, including any costs or expenses associated with the overdraft. The Custodian has a lien and security interest in any Portfolio property, that is not segregated, to the extent of any overdrafts.

Expenses  The majority of expenses are directly identifiable to an individual Portfolio. Trust expenses that are not readily identifiable to a specific Portfolio are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the Portfolios. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations  Income, common expenses and realized and unrealized gains (losses) are determined at the Portfolio level and allocated daily to each series of shares based on the appropriate net asset value of the respective series. Dividends from net investment income are determined at a class level and distributions from capital gains are determined at the Portfolio level. Class-specific expenses, such as Distribution (Rule 12b-1) fees, are calculated and accrued daily at the series level based on the appropriate net asset value of each series and the specific expense rate(s) applicable to each class.

Broker Commission Rebates  The Portfolios may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Portfolios. Commission rebates are reflected as a realized gain on securities in the Statement of Operations. For the year ended December 31, 2008, the following funds received rebates:

Portfolio	Rebate Amount
All Cap Growth Trust	$23,173
All Cap Value Trust	4,676
Alpha Opportunities Trust	2,680
Blue Chip Growth Trust	51,061
Capital Appreciation Trust	111,298
Capital Appreciation Value Trust	1,397
Classic Value Trust	7,034
Core Allocation Plus Trust	305
Core Equity Trust	87,476
Emerging Small Company Trust	36,356
Equity-Income Trust	30,564
Financial Services Trust	701
Fundamental Value Trust	35,690
Global Allocation Trust	12,530
Health Sciences Trust	8,722
Income & Value Trust	10,764
Large Cap Trust	$51,074
Mid Cap Stock Trust	905
Mid Cap Value Trust	7,371
Mid Cap Value Equity Trust	7,497
Mid Value Trust	3,630
Overseas Equity Trust	5,237
Science & Technology Trust	17,920
Small Cap Growth Trust	9,318
Small Cap Opportunities Trust	20,791
Small Cap Value Trust	1,393
Small Company Value Trust	11,105
Smaller Company Growth Trust	14,168
U.S. Large Cap Trust	35,419
Utilities Trust	16,979

Federal income taxes  Each Portfolio intends to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, certain Portfolios had a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Portfolio, no capital gain distributions will be made.

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

At December 31, 2008, capital loss carryforwards available to offset future realized gains were as follows:

	CAPITAL LOSS CARRYFORWARD
	EXPIRING AT DECEMBER 31
PORTFOLIO	2009	2010	2011	2012	2013	2014	2015	2016
All Cap Core Trust	$34,792,317	$137,078,416	—	—	—	—	—	$200,514,392
All Cap Growth Trust	—	79,999,200	$34,184,832	—	—	—	—	—
All Cap Value Trust	—	—	—	—	—	—	—	4,197,134
Alpha Opportunities Trust	—	—	—	—	—	—	—	922,230
American Bond Trust	—	—	—	—	—	—	—	8,026,754
American Diversified Growth & Income Trust	—	—	—	—	—	—	—	5,898
American High Income Bond Trust	—	—	—	—	—	—	—	901,609
Blue Chip Growth Trust	137,939,990	35,898,826	—	—	—	—	—	151,150,685
Capital Appreciation Trust *	115,232,744	16,888,611	—	—	—	—	—	108,669,437
Capital Appreciation Value Trust	—	—	—	—	—	—	—	668,602
Classic Value Trust	—	—	—	—	—	—	—	8,215,730
Core Allocation Plus Trust	—	—	—	—	—	—	—	3,142,946
Core Equity Trust	—	—	—	—	—	—	—	248,642,087
Emerging Small Company Trust	—	—	—	—	—	—	—	23,030,035
Equity-Income Trust	—	—	—	—	—	—	—	20,592,440
Financial Services Trust	129,566	—	—	—	—	—	—	1,012,980
Fundamental Value Trust	—	—	—	—	—	—	$97,805,531	42,189,296
Global Trust	—	—	—	—	—	—	—	37,340,711
Global Allocation Trust	—	—	—	—	—	—	—	23,690,746
Global Real Estate Trust	—	—	—	—	—	—	—	54,281,719
Growth Equity	—	—	—	—	—	—	—	43,407,383
Income & Value Trust	—	—	—	—	—	—	—	54,783,411
International Opportunities Trust	—	—	—	—	—	—	—	163,856,210
Large Cap Trust	340,294,964	—	—	—	—	—	—	67,731,200
Large Cap Value Trust	—	—	—	—	—	—	—	62,137,397
Mid Cap Intersection Trust	—	—	—	—	—	—	6,924,693	45,943,644
Mid Cap Stock Trust *	67,380,221	3,570,266	—	—	—	—	7,568,745	89,072,639
Mid Cap Value Trust	—	—	—	—	—	—	—	31,430,227
Mid Value Trust	—	—	—	—	—	—	—	6,546,980
Mutual Shares Trust	—	—	—	—	—	—	27,735	37,035,399
Optimized All Cap Trust *	232,197,130	54,590,189	—	—	—	—	47,568,575	292,788,612
Optimized Value Trust	—	—	—	—	—	—	—	233,562,920
Overseas Equity Trust *	—	6,479,491	11,856,814	—	—	—	—	54,199,349
Pacific Rim Trust	—	—	—	—	—	—	—	11,218,076
Real Estate Equity Trust	—	—	—	—	—	—	—	7,212,616
Real Estate Securities Trust	—	—	—	—	—	—	—	41,274,740
Science & Technology Trust	588,634,397	226,181,322	83,276,818	—	—	—	—	9,259,887
Small Cap Growth Trust *	35,469,158	7,507,297	—	—	—	—	—	16,867,292
Small Cap Intrinsic Value Trust	—	—	—	—	—	—	—	15,209,791
Small Cap Opportunities Trust	—	—	—	—	—	—	—	33,537,850
Small Cap Value Trust	—	—	—	—	—	—	—	470,423
Small Company Trust	—	—	—	—	—	—	—	4,943,069
Small Company Growth Trust	—	—	—	—	—	—	—	11,723,702
Smaller Company Growth Trust	—	—	—	—	—	—	—	273,604
U.S. Large Cap Trust	338,209	43,421,072	33,690,308	—	—	—	—	198,458,360
U.S. Multi Sector Trust	—	—	—	—	—	—	—	124,937,105
Utilities Trust	—	—	—	—	—	—	—	763,989
Value Trust	—	—	—	—	—	—	—	27,255,034
Value & Restructuring Trust	—	—	—	—	—	—	—	46,392,456

*	Availability of a certain amount of the loss carry forwards, which were acquired in a merger, may be limited in a given year.

As of December 31, 2008, the Portfolios had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio’s federal tax returns filed in the 3-years ended December 31, 2008 remains subject to examination by the Internal Revenue Service.

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

The cost of investments owned on December 31, 2008, including short-term investments, for federal income tax purposes, was as follows:

Portfolio	Aggregate Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
All Cap Core Trust	$506,953,048	$10,233,987	($120,275,154)	($110,041,167)
All Cap Growth Trust	136,614,598	1,508,986	(30,126,162)	(28,617,176)
All Cap Value Trust	95,626,372	2,528,604	(19,362,093)	(16,833,489)
Alpha Opportunities Trust	304,055,955	1,424,197	(12,493,485)	(11,069,288)
American Asset Allocation Trust	1,205,965,316	—	(337,405,278)	(337,405,278)
American Blue Chip Income & Growth Trust	165,349,727	—	(56,212,554)	(56,212,554)
American Bond Trust	839,862,162	—	(146,900,660)	(146,900,660)
American Diversified Growth & Income Trust	1,028,202	—	(296,601)	(296,601)
American Fundamental Holdings Trust	822,099,595	—	(207,909,998)	(207,909,998)
American Global Diversification Trust	803,169,387	—	(260,874,206)	(260,874,206)
American Global Growth Trust	262,519,930	—	(112,198,366)	(112,198,366)
American Global Small Capitalization Trust	115,859,977	—	(63,888,264)	(63,888,264)
American Growth Trust	1,739,096,980	—	(681,264,331)	(681,264,331)
American Growth-Income Trust	1,344,126,392	—	(476,976,030)	(476,976,030)
American High-Income Bond Trust	51,954,015	—	(17,353,593)	(17,353,593)
American International Trust	1,107,117,496	—	(400,754,959)	(400,754,959)
American New World Trust	75,734,036	—	(34,229,459)	(34,229,459)
Blue Chip Growth Trust	2,217,815,056	51,677,204	(529,827,015)	(478,149,811)
Capital Appreciation Trust	888,224,796	14,745,144	(191,776,592)	(177,031,448)
Capital Appreciation Value Trust	164,206,793	2,549,647	(22,687,798)	(20,138,151)
Classic Value Trust	28,655,700	809,306	(2,710,138)	(1,900,832)
Core Allocation Plus Trust	82,708,332	1,579,294	(10,976,829)	(9,397,535)
Core Equity Trust	28,319,905	—	(9,795,137)	(9,795,137)
Disciplined Diversification Trust	148,377,681	2,176,445	(27,146,812)	(24,970,367)
Emerging Markets Value Trust	594,058,082	5,437,789	(277,854,122)	(272,416,333)
Emerging Small Company Trust	146,301,051	4,414,883	(37,244,873)	(32,829,990)
Equity-Income Trust	1,833,562,793	75,114,772	(546,746,515)	(471,631,743)
Financial Services Trust	116,413,114	6,312,261	(42,256,164)	(35,943,903)
Franklin Templeton Founding Allocation Trust	1,763,212,199	—	(638,835,480)	(638,835,480)
Fundamental Value Trust	1,965,920,277	18,129,001	(592,639,814)	(574,510,813)
Global Trust	826,962,001	3,062,057	(283,811,871)	(280,749,814)
Global Allocation Trust	254,786,666	2,041,208	(77,395,285)	(75,354,077)
Global Real Estate Trust	763,213,019	3,843,571	(275,604,074)	(271,760,503)
Growth Equity Trust	426,868,734	2,136,188	(125,217,896)	(123,081,708)
Health Sciences Trust	208,947,564	9,761,238	(52,776,464)	(43,015,226)
Income and Value Trust	345,013,094	8,540,808	(68,071,823)	(59,531,015)
International Core Trust	1,028,291,759	18,533,945	(336,420,598)	(317,886,653)
International Opportunities Trust	767,272,517	5,309,694	(230,040,772)	(224,731,078)
International Small Cap Trust	427,273,930	4,980,574	(202,595,880)	(197,615,306)
International Small Company Trust	432,217,684	7,092,419	(192,602,496)	(185,510,077)
International Value Trust	1,410,384,930	24,927,566	(522,854,192)	(497,926,626)
Large Cap Trust	458,817,506	3,083,765	(155,968,655)	(152,884,890)
Large Cap Value Trust	412,847,552	5,941,397	(109,631,132)	(103,689,735)
Mid Cap Intersection Trust	118,439,465	1,499,567	(33,187,076)	(31,687,509)
Mid Cap Stock Trust	782,267,613	25,557,603	(153,619,774)	(128,062,171)
Mid Cap Value Trust	285,111,629	2,017,543	(109,893,815)	(107,876,272)
Mid Cap Value Equity Trust	73,906,963	707,789	(25,485,582)	(24,777,793)
Mid Value Trust	164,698,415	2,138,332	(43,887,141)	(41,748,809)
Mutual Shares Trust	596,404,264	2,806,113	(178,132,745)	(175,326,632)
Natural Resources Trust	601,080,654	1,669,196	(209,446,451)	(207,777,255)
Optimized All Cap Trust	1,539,377,360	24,982,307	(376,211,336)	(351,229,108)
Optimized Value Trust	457,246,649	4,996,495	(108,261,647)	(103,265,152)
Overseas Equity Trust	412,887,881	5,810,242	(116,433,068)	(110,622,826)
Pacific Rim Trust	106,402,018	4,334,986	(31,718,398)	(27,383,412)
Real Estate Equity Trust	357,684,980	769,698	(132,723,892)	(131,954,194)
Real Estate Securities Trust	475,052,650	1,865,873	(160,708,746)	(158,842,873)
Science & Technology Trust	301,081,867	714,461	(107,349,087)	(106,634,626)
Small Cap Growth Trust	315,802,163	7,786,136	(52,966,474)	(45,180,338)
Small Cap Intrinsic Value Trust	92,059,862	582,937	(46,892,116)	(46,309,179)
Small Cap Opportunities Trust	191,955,885	8,468,069	(46,842,103)	(38,374,034)
Small Cap Value Trust	397,362,243	9,783,995	(114,546,947)	(104,762,952)

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Portfolio	Aggregate Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Small Company Trust	$4,768,548	$214,101	($433,551)	($219,450)
Small Company Growth Trust	208,381,675	4,027,535	(58,347,542)	(54,320,007)
Small Company Value Trust	611,803,447	54,395,968	(149,236,100)	(94,840,132)
Smaller Company Growth Trust	96,972,895	5,346,080	(9,385,875)	(4,039,795)
U.S. Large Cap Trust	316,383,443	4,623,245	(89,890,076)	(85,266,831)
U.S. Multi Sector Trust	660,204,849	6,686,549	(156,370,038)	(149,683,489)
Utilities Trust	200,690,754	1,106,542	(59,315,779)	(58,209,237)
Value Trust	243,320,402	2,575,262	(75,348,230)	(72,772,968)
Value & Restructuring Trust	444,583,041	1,569,541	(149,187,235)	(147,617,694)
Vista Trust	58,086,429	1,400,826	(10,094,903)	(8,694,077)

Distribution of income and gains  The Portfolios record distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. The Portfolios generally declare and pay dividends and capital gains distributions, if any, annually. Distributions paid by the Portfolios with respect to each series of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

During the year ended December 31, 2007, tax character of distributions paid was as follows:

	2007 Distributions
Portfolio	Ordinary Income	Long Term Capital Gains	Return of Capital	Total
All Cap Core Trust	$11,943,620	—	—	$11,943,620
All Cap Growth Trust	285,067	—	—	285,067
All Cap Value Trust	23,032,010	$49,264,624	—	72,296,634
American Asset Allocation Trust	8,819,495	1,559,209	—	10,378,704
American Blue Chip Income and Growth Trust	5,101,333	34,055,065	—	39,156,398
American Bond Trust	34,803,578	231,537	—	35,035,115
American Fundamental Holding Trust	748,321	—	—	748,321
American Global Diversification Trust	1,560,666	—	—	1,560,666
American Global Growth Trust	3,333,909	830,188	—	4,164,097
American Global Small Capitalization Trust	1,100,409	421,846	—	1,522,255
American Growth Trust	17,154,154	178,158,117	—	195,312,271
American Growth-Income Trust	32,525,887	70,867,360	—	103,393,247
American High Income Bond Trust	2,754,133	—	—	2,754,133
American International Trust	25,462,662	101,118,814	—	126,581,476
American New World Trust	1,439,441	315,771	—	1,755,212
Blue Chip Growth Trust	23,099,189	—	—	23,099,189
Capital Appreciation Trust	3,583,461	4,410,682	—	7,994,143
Classic Value Trust	3,858,492	4,797,472	—	8,655,964
Core Equity Trust	3,017,229	41,679,253	—	44,696,482
Emerging Markets Value Trust	14,372,617	—	—	14,372,617
Emerging Small Company Trust	1,357,953	57,207,731	—	58,565,684
Equity-Income Trust	87,277,620	265,045,481	—	352,323,101
Financial Services Trust	1,905,745	21,347,956	—	23,253,701
Franklin Templeton Founding Allocation Trust	6,019,506	—	—	6,019,506
Fundamental Value Trust	27,619,857	48,743,203	—	76,363,060
Global Trust	11,741,254	41,970,017	—	53,711,271
Global Allocation Trust	20,218,012	34,712,405	—	54,930,417
Global Real Estate Trust	44,404,269	11,319,843	$3,921,992	59,646,104
Health Sciences Trust	12,881,803	36,109,456	—	48,991,259
Income & Value Trust	21,281,195	36,234,359	—	57,515,554
International Core Trust	111,166,906	131,282,886	—	242,449,792
International Opportunities Trust	101,538,414	74,293,318	—	175,831,732
International Small Cap Trust	35,905,782	175,747,347	—	211,653,129
International Small Company Trust	20,421,840	7,385,868	—	27,807,708
International Value Trust	102,785,831	243,546,165	—	346,331,996
Large Cap Trust	31,308,722	15,052,437	—	46,361,159
Large Cap Value Trust	6,361,051	37,565,271	—	43,926,322
Mid Cap Intersection Trust	37,669	—	—	37,669
Mid Cap Stock Trust	159,918,376	134,022,126	—	293,940,502
Mid Cap Value Trust	13,309,997	135,190,613	—	148,500,610
Mid Cap Value Equity Trust	3,347,658	2,206,374	—	5,554,032
Mid Value Trust	16,321,535	29,658,494	—	45,980,029
Mutual Shares Trust	—	—	—	—
Natural Resources Trust	38,263,471	400,539,998	—	438,803,469

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	2007 Distributions
Portfolio	Ordinary Income	Long Term Capital Gains	Return of Capital	Total
Optimized All Cap Trust	$29,898,189	$27,495,488	—	$57,393,677
Optimized Value Trust	56,222,445	25,593,549	—	81,815,994
Overseas Equity Trust	19,591,774	61,549,568	—	81,141,342
Pacific Rim Trust	14,445,579	32,978,243	—	47,423,822
Real Estate Equity Trust	32,723,347	9,364,403	—	42,087,750
Real Estate Securities Trust	104,452,563	313,941,374	—	418,393,937
Science & Technology Trust	—	—	—	—
Small Cap Growth Trust	21,294,473	46,827,086	—	68,121,559
Small Cap Intrinsic Value Trust	2,882,615	—	—	2,882,615
Small Cap Opportunities Trust	8,116,910	25,772,410	—	33,889,320
Small Cap Value Trust	26,313,231	60,881,206	—	87,194,437
Small Company Trust	2,993,075	5,332,061	—	8,325,136
Small Company Growth Trust	2,606,363	8,503,904	—	11,110,267
Small Company Value Trust	9,431,896	100,015,244	—	109,447,140
U.S. Large Cap Trust	11,051,195	—	—	11,051,195
U.S. Multi Sector Trust	70,682,612	40,353,628	—	111,036,240
Utilities Trust	29,449,721	36,766,367	—	66,216,088
Value Trust	52,610,494	56,969,222	—	109,579,716
Value & Restructuring Trust	9,710,535	5,564,870	—	15,275,405
Vista Trust	7,919,589	7,372,627	—	15,292,216

During the year ended December 31, 2008, tax character of distributions paid was as follows:

	2008 Distributions
Portfolio	Ordinary Income	Long Term Capital Gains	Return of Capital	Total
All Cap Core Trust	$10,500,118	—	—	$10,500,118
All Cap Growth Trust	451,435	—	—	451,435
All Cap Value Trust	981,495	$2,453,720	—	3,435,215
Alpha Opportunities Trust	91,012	—	—	91,012
American Asset Allocation Trust	23,459,315	—	—	23,459,315
American Blue Chip Income & Growth Trust	5,813,538	1,594,586	—	7,408,124
American Bond Trust	83,800,397	27,675	—	83,828,072
American Diversified Growth & Income Trust	18,229	—	—	18,229
American Fundamental Holdings Trust	21,539,331	21,211,081	—	42,750,412
American Global Diversification Trust	20,429,162	26,486,537	—	46,915,699
American Global Growth Trust	4,954,278	—	—	4,954,278
American Global Small Capitalization Trust	997,297	—	—	997,297
American Growth Trust	25,553,554	17,529,689	—	43,083,243
American Growth-Income Trust	23,153,794	21,832,932	—	44,986,726
American High Income Bond Trust	2,973,926	—	—	2,973,926
American International Trust	37,211,389	20,712,273	—	57,923,662
American New World Trust	1,506,069	—	—	1,506,069
Blue Chip Growth Trust	9,661,405	50,965,506	—	60,626,911
Capital Appreciation Trust	4,778,347	—	—	4,778,347
Capital Appreciation Value Trust	823,428	—	—	823,428
Classic Value Trust	700,733	625,412	—	1,326,145
Core Allocation Plus Trust	349,333	—	—	349,333
Core Equity Trust	4,510,330	16,057,609	—	20,567,939
Disciplined Diversification Trust	1,181,752	—	—	1,181,752
Emerging Markets Value Trust	12,483,755	—	—	12,483,755
Emerging Small Company Trust	90,941	—	—	90,941
Equity-Income Trust	44,197,003	51,719,115	—	95,916,118
Financial Services Trust	927,777	6,376,132	—	7,303,909
Franklin Templeton Founding Allocation Trust	36,604,866	20,920,379	—	57,525,245
Fundamental Value Trust	15,227,321	16,227,445	—	31,454,766
Global Trust	14,737,245	—	—	14,737,245
Global Allocation Trust	13,620,279	—	—	13,620,279
Global Real Estate Trust	28,867,803	—	—	28,867,803
Growth Equity Trust	198,044	—	—	198,044
Health Sciences Trust	3,504,464	1,612,114	—	5,116,578
Income & Value Trust	11,122,108	8,598,612	—	19,720,720
International Core Trust	62,443,362	12,146,664	—	74,590,026

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	2008 Distributions
Portfolio	Ordinary Income	Long Term Capital Gains	Return of Capital	Total
International Opportunities Trust	$34,725,923	$10,394,126	—	$45,120,049
International Small Cap Trust	11,351,644	6,513,656	—	17,865,300
International Small Company Trust	4,403,797	—	—	4,403,797
International Value Trust	48,402,532	42,738,492	—	91,141,024
Large Cap Trust	6,164,181	—	—	6,164,181
Large Cap Value Trust	6,796,012	—	—	6,796,012
Mid Cap Intersection Trust	264,463	—	—	264,463
Mid Cap Stock Trust	2,499,000	26,346,853	—	28,845,853
Mid Cap Value Trust	6,258,030	15,125,772	—	21,383,802
Mid Cap Value Equity Trust	1,496,205	1,880,452	—	3,376,657
Mid Value Trust	2,984,413	2,145,963	—	5,130,376
Mutual Shares Trust	4,791,983	—	—	4,791,983
Natural Resources Trust	3,786,858	24,850,145	—	28,637,003
Optimized All Cap Trust	14,481,412	129,937	—	14,611,349
Optimized Value Trust	12,983,093	—	—	12,983,093
Overseas Equity Trust	8,764,859	28,959,477	—	37,724,336
Pacific Rim Trust	3,513,284	1,479,995	—	4,993,279
Real Estate Equity Trust	6,037,357	—	—	6,037,357
Real Estate Securities Trust	16,385,614	7,065,236	—	23,450,850
Science & Technology Trust	—	—	—	—
Small Cap Growth Trust	—	3,061,424	—	3,061,424
Small Cap Intrinsic Value Trust	2,165,484	—	—	2,165,484
Small Cap Opportunities Trust	4,796,409	7,523,237	$575,052	12,894,698
Small Cap Value Trust	3,924,789	1,623,082	—	5,547,871
Small Company Trust	48,520	—	—	48,520
Small Company Growth Trust	1,479,123	2,601,503	—	4,080,626
Small Company Value Trust	4,409,597	9,516,835	—	13,926,432
Smaller Company Growth Trust	—	—	—	—
U.S. Large Cap Trust	8,494,070	—	—	8,494,070
U.S. Multi Sector Trust	17,550,299	—	—	17,550,299
Utilities Trust	8,526,126	5,808,835	—	14,334,961
Value Trust	3,727,320	6,864,770	—	10,592,090
Value & Restructuring Trust	5,280,482	—	—	5,280,482
Vista Trust	1,611,740	1,954,106	—	3,565,846

As of December 31, 2008, the components of distributable earnings on a tax basis, were as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Capital Loss Carryforward	Post-October Deferral
All Cap Core Trust	$1,431,528	—	$372,385,125	$135,641,490
All Cap Growth Tust	33,292	—	114,184,032	57,431,628
All Cap Value Trust	123,980	—	4,197,134	4,484,916
Alpha Opportunities Trust	457,718	—	922,230	6,957,242
American Asset Allocation Trust	226,982	$29,208,044	—	552
American Blue Chip Income & Growth Trust	21,040	9,778,540	—	8,880
American Bond Trust	212,402	—	8,026,754	10,256,619
American Diversified Growth & Income Trust	1,323	—	5,898	21
American Fundamental Holdings Trust	33,675	—	—	—
American Global Diversification Trust	48,005	—	—	—
American Global Growth Trust	41,664	9,717,710	—	625,219
American Global Small Capitalization Trust	11,758	8,626,824	—	84,582
American Growth Trust	265,275	191,586,895	—	35,566
American Growth-Income Trust	233,492	81,439,464	—	1,109,993
American High Income Bond Trust	10,715	—	901,609	28,725
American International Trust	171,456	164,529,143	—	42,377
American New World Trust	11,552	656,856	—	454,136
Blue Chip Growth Trust	1,645,388	—	324,989,501	109,113,613
Capital Appreciation Trust	696,979	—	240,790,792	34,303,996
Capital Appreciation Value Trust	166,324	—	668,602	2,029,465
Classic Value Trust	190,849	—	8,215,730	25,211,623
Core Allocation Plus Trust	—	—	3,142,946	1,100,077
Core Equity Trust	230,005	—	248,642,087	135,265,013

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Portfolio	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Capital Loss Carryforward	Post-October Deferral
Disciplined Diversification Trust	—	—	—	$128,559
Emerging Markets Value Trust	$1,735,249	—	—	19,941,407
Emerging Small Company Trust	—	—	$23,030,035	10,713,632
Equity-Income Trust	9,664,571	—	20,592,440	70,684,289
Financial Services Trust	66,295	—	1,142,546	331,337
Franklin Templeton Founding Allocation Trust	112,206	—	—	888
Fundamental Value Trust	2,387,603	—	139,994,827	7,931,632
Global Trust	1,027,647	—	37,340,711	19,371,449
Global Allocation Trust	202,085	—	23,690,746	14,280,149
Global Real Estate Trust	3,536,890	—	54,281,719	69,911,270
Growth Equity Trust	376,994	—	43,407,383	39,637,673
Health Sciences Trust	—	$2,244,983	—	1,290,957
Income & Value Trust	669,804	—	54,783,411	10,842,158
International Core Trust	9,985,588	20,134,506	—	31,637,431
International Opportunities Trust	307,832	—	163,856,210	38,853,921
International Small Cap Trust	961,577	46,560,821	—	25,858,990
International Small Company Trust	791,468	3,241,446	—	3,473,395
International Value Trust	1,900,823	35,227,141	—	3,459,494
Large Cap Trust	1,380,903	—	408,026,164	69,773,062
Large Cap Value Trust	1,770,113	—	62,137,397	68,777,962
Mid Cap Intersection Trust	365,737	—	52,868,337	40,413,070
Mid Cap Stock Trust	—	—	167,591,871	116,918,884
Mid Cap Value Trust	1,066,528	—	31,430,227	34,572,958
Mid Cap Value Equity Trust	249,107	2,718,580	—	7,809,248
Mid Value Trust	547,273	—	6,546,980	5,504,441
Mutual Shares Trust	12,491,240	—	37,063,134	10,587,554
Natural Resources Trust	5,070,945	124,667,009	—	18,798,792
Optimized All Cap Trust	4,771,185	—	627,144,506	135,380,166
Optimized Value Trust	1,522,767	—	233,562,920	110,159,712
Overseas Equity Trust	621,006	—	72,535,654	36,884,607
Pacific Rim Trust	411,629	—	11,218,076	7,951,675
Real Estate Equity Trust	2,673,107	—	7,212,616	5,724,224
Real Estate Securities Trust	3,773,883	—	41,274,740	90,469,855
Science & Technology Trust	—	—	907,352,424	20,008,613
Small Cap Growth Trust	—	—	59,843,747	24,608,631
Small Cap Intrinsic Value Trust	566,336	—	15,209,791	12,807,800
Small Cap Opportunities Trust	—	—	33,537,850	35,315,046
Small Cap Value Trust	726,982	—	470,423	10,366,126
Small Company Trust	—	—	4,943,069	14,368,000
Small Company Growth Trust	—	—	11,723,702	8,175,231
Small Company Value Trust	879,033	44,756,199	—	192,750
Smaller Company Growth Trust	—	—	273,604	1,463,906
U.S. Large Cap Trust	1,066,345	—	275,907,949	86,218,515
U.S. Multi Sector Trust	2,560,238	—	124,937,105	45,114,481
Utilities Trust	1,836,612	—	763,989	8,600,948
Value Trust	805,382	—	27,255,034	16,732,925
Value & Restructuring Trust	1,475,912	—	46,392,456	22,368,318
Vista Trust	—	3,405,183	—	6,388,625

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Portfolios’ financial statements as a return of capital. Net capital losses that are attributable to security transactions incurred after October 31, 2008, are treated as arising on January 1, 2009, the first day of the Portfolio’s next taxable year.

Capital accounts within financial statements are adjusted for permanent book/tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book/tax differences will reverse in a subsequent period. Permanent book/tax differences are primarily attributable to foreign currency transactions, net operating losses, short term distributions received from underlying funds, paydowns, reclassifying short term gain distribution paid from ordinary income, expiration of capital loss carryforwards, merger related transactions and investments in passive foreign investment companies.

Foreign currency translation  The books and records of the Portfolios are maintained in U.S. Dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Certain Portfolios may be subject to capital gains and repatriation taxes imposed by certain countries in which they invest. Such taxes are generally based upon income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation.

New accounting pronouncement  In March 2008, FASB No. 161 (FAS 161), “Disclosures about Derivative Instruments and Hedging Activities, an amendment of FAS 133”, was issued and is effective for fiscal years or interim periods beginning after November 15, 2008. FAS 161 amends and expands the disclosure requirements of FAS 133 in order to provide financial statement users an understanding of a company’s use of derivative instruments, how derivative instruments are accounted for under FAS 133 and related interpretations and how these instruments affect a company’s financial position, performance, and cash flows. FAS 161 requires companies to disclose information detailing the objectives and strategies for using derivative instruments, the level of derivative activity entered into by the company, and any credit risk-related contingent features of the agreements. Management is currently evaluating the adoption of FAS 161 on the Portfolios’ financial statement disclosures.

3.  FINANCIAL INSTRUMENTS

Options  Each Portfolio of the Trust described in this report may purchase and sell put and call options on securities, securities indices, currencies, swaps (“swaptions”) and futures contracts. Listed options if no closing price is available are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by management using an independent source at the mean between the last bid and ask prices.

When a Portfolio writes a put or call option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently “marked-to-market” to reflect the current market value of the option written. If an option expires or if the Portfolio enters into an offsetting purchase option, the Portfolio realizes a gain or loss. If a written call option is exercised, the Portfolio realizes a gain or loss from the sale of the underlying security with the proceeds of the sale increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security that the Portfolio purchases upon exercise of the option. A Portfolio, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option.

When a Portfolio purchases a put or call option, the premium paid by the Portfolio is included in the Portfolio of Investments and subsequently “marked-to-market” to reflect the current market value of the option. If the purchased option expires, the Portfolio realizes a loss for the cost of the option. If a Portfolio enters into a closing sale transaction, the Portfolio realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the original cost of the option. If a Portfolio exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If a Portfolio exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium originally paid.

The Portfolios may use options to manage exposure to fluctuations in currency values. Writing puts and buying calls may increase the Portfolio’s exposure to the underlying instrument. Buying puts and writing calls may decrease a Portfolio’s exposure to the underlying instrument. Losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts or if the counterparties do not perform under the terms of the contract.

Written options for the year ended December 31, 2008, were as follows:

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Capital Appreciation Value Trust
Outstanding, beginning of period	—	—
Options written	193	$104,943
Option closed	(27)	(4,394)
Options expired	—	—
Outstanding, end of period	166	$100,549
Core Allocation Plus Trust
Outstanding, beginning of period	—	—
Options written	3,482	$20,650
Option closed	(1,803)	(4,205)
Options expired	(1,400)	(1,480)
Outstanding, end of period	279	$14,965
Health Sciences Trust
Outstanding, beginning of period	11,022	$4,969,141
Options written	23,117	9,450,052
Option closed	(24,781)	(10,025,935)
Options expired	(2,955)	(816,771)
Options exercised	(37)	(65,394)
Outstanding, end of period	6,366	$3,511,093
Mutual Shares Trust
Outstanding, beginning of period	2,612	$26,882
Options written	234	53,670
Option closed	(39)	(25,743)
Options expired	(2,605)	(22,219)
Outstanding, end of period	202	$32,590
Science & Technology Trust
Outstanding, beginning of period	—	—
Options written	128	$27,136
Option closed	(128)	(27,136)
Options expired	—	—
Outstanding, end of period	—	—

FINANCIAL INSTRUMENTS, CONTINUED

The following is a summary of open written options outstanding as of December 31, 2008:

Option on Securities

PORTFOLIO	NAME OF ISSUER	STRIKE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	PREMIUM	VALUE
Capital Appreciation Value Trust	CALLS
	3M Company	$90.00	Jan 2009	1	$152	($5)
	Aon Corp.	50.00	Jan 2009	3	771	(38)
	AT&T, Inc.	30.00	Jan 2010	86	27,834	(30,100)
	Baxter International, Inc.	70.00	Jan 2009	2	474	(20)
	Exxon Mobil Corp.	85.00	Jan 2010	68	68,136	(68,952)
	Wal Mart Stores	55.00	Jan 2009	4	2,488	(840)
	Wal Mart Stores, Inc.	60.00	Jan 2009	2	694	(44)
				166	$100,549	($99,999)

Core Allocation Plus Trust	CALLS
	Corning, Inc.	$20.00	May 2009	24	$2,012	($120)
	Nintendo Co. Ltd.	419.91	Mar 2009	200	7,053	(7,060)
	Shanda Interactive Entertainment Ltd.	40.00	Mar 2009	35	4,370	(3,850)
	Sina Corp.	50.00	Mar 2009	20	1,530	(300)
				279	$14,965	($11,330)

Health Sciences Trust	CALLS
	Abbott Labs	$60.00	Jan 2009	22	$5,566	($220)
	Abbott Labs	62.50	Feb 2009	25	4,675	(500)
	Acorda Therapeutics, Inc.	50.00	Jan 2010	17	8,619	(425)
	Alcon, Inc.	110.00	Jan 2009	17	6,289	(170)
	Alcon, Inc.	180.00	Jan 2010	31	46,782	(1,008)
	Alexion Pharmaceuticals, Inc.	50.00	Jan 2009	14	3,318	(140)
	Alexion Pharmaceuticals, Inc.	20.00	Jan 2009	158	35,432	(5,530)
	Alexion Pharmaceuticals, Inc.	40.00	Feb 2009	125	22,650	(23,750)
	AMAG Pharmaceuticals, Inc.	50.00	Jan 2009	16	4,352	(360)
	Amedisys, Inc.	70.00	Mar 2009	20	5,441	(200)
	Amedisys, Inc.	65.00	Mar 2009	24	11,928	(120)
	Amerigroup Corp.	30.00	Jan 2009	68	11,389	(7,820)
	Amgen, Inc.	50.00	Jan 2009	81	34,020	(65,853)
	Amgen, Inc.	60.00	Jan 2009	103	20,624	(9,579)
	Amgen, Inc.	60.00	Apr 2009	35	19,553	(14,700)
	Amylin Pharmaceuticals, Inc.	40.00	Jan 2009	6	613	(30)
	Baxter International, Inc.	70.00	Jan 2009	40	6,680	(200)
	Celgene Corp.	75.00	Jan 2009	53	22,101	(212)
	Celgene Corp.	70.00	Jan 2009	76	34,134	(380)
	Celgene Corp.	60.00	Feb 2009	47	9,776	(10,810)
	Celgene Corp.	65.00	Apr 2009	54	13,473	(12,690)
	Celgene Corp.	70.00	Jul 2009	28	6,662	(7,280)
	Cephalon, Inc.	80.00	Jan 2009	15	4,305	(1,650)
	Conceptus, Inc.	20.00	Feb 2009	14	1,524	(315)
	Covance, Inc.	50.00	Feb 2009	48	8,756	(9,984)
	Covance, Inc.	55.00	May 2009	9	2,448	(2,511)
	Covance, Inc.	50.00	May 2009	48	14,856	(21,792)
	Covidien Ltd.	60.00	Apr 2009	11	2,442	(110)
	Davita, Inc.	60.00	Jan 2009	102	20,921	(1,020)
	Davita, Inc.	55.00	Jan 2009	53	15,745	(795)
	Dentsply International, Inc.	30.00	Apr 2009	112	21,564	(19,600)
	Dentsply International, Inc.	35.00	Jul 2009	40	4,280	(4,400)
	Dentsply International, Inc.	35.00	Jan 2010	14	3,388	(3,675)
	Edwards Lifesciences Corp.	60.00	Jan 2009	53	10,441	(1,060)
	Gilead Sciences, Inc.	55.00	Jan 2009	56	6,947	(3,920)
	Gilead Sciences, Inc.	57.50	Feb 2009	119	14,798	(16,065)
	Gilead Sciences, Inc.	60.00	May 2009	95	19,942	(23,655)
	Health Net, Inc.	7.50	Jan 2009	112	49,928	(38,640)
	Humana, Inc.	45.00	May 2009	95	19,190	(21,850)
	Humana, Inc.	50.00	Aug 2009	71	18,247	(17,395)
	IDEXX Laboratories, Inc.	65.00	Jan 2009	5	735	(50)
	Illumina, Inc.	40.00	Jan 2009	14	1,579	(70)
	Illumina, Inc.	26.25	Jan 2009	30	7,484	(150)
	Illumina, Inc.	30.00	Mar 2009	7	714	(1,120)
	Immucor Corp.	35.00	Jan 2009	51	8,703	(510)
	Intuitive Surgical, Inc.	200.00	Jan 2010	1	2,097	(1,040)
	Intuitive Surgical, Inc.	330.00	Jan 2010	10	40,790	(150)
	Laboratory Corp. of America Holdings	70.00	Jan 2009	22	10,934	(220)

FINANCIAL INSTRUMENTS, CONTINUED

PORTFOLIO	NAME OF ISSUER	STRIKE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	PREMIUM	VALUE
Health Sciences Trust, continued	CALLS
	Medco Health Solutions, Inc.	$50.00	Jan 2009	29	$3,248	($232)
	Medco Health Solutions, Inc.	55.00	Jan 2009	98	18,238	(490)
	Medicines Company	22.50	Jan 2009	14	2,174	(70)
	Medicines Company	22.50	Apr 2009	14	2,822	(385)
	Medicines Company	30.00	Apr 2009	7	1,869	(52)
	Merck & Company, Inc.	32.50	Apr 2009	29	4,698	(5,220)
	Myriad Genetics, Inc.	55.00	Jan 2009	56	8,236	(67,200)
	Myriad Genetics, Inc.	85.00	May 2009	16	6,992	(3,120)
	Onyx Pharmaceuticals, Inc.	50.00	Jan 2009	40	11,170	(200)
	Onyx Pharmaceuticals, Inc.	50.00	Feb 2009	26	6,552	(715)
	OSI Pharmaceuticals, Inc.	50.00	Jan 2009	22	7,320	(220)
	OSI Pharmaceuticals, Inc.	45.00	Jan 2009	52	20,252	(1,560)
	Qiagen N.V.	20.00	Jan 2009	80	16,960	(800)
	Schein Henry, Inc.	50.00	Apr 2009	43	8,518	(645)
	Stericycle, Inc.	70.00	Feb 2009	40	9,880	(200)
	Stryker Corp.	55.00	Jan 2009	29	2,813	(145)
	Stryker Corp.	50.00	Jun 2009	95	10,711	(10,450)
	Stryker Corp.	55.00	Jun 2009	43	4,601	(1,935)
	Teva Pharmaceutical Industries, Ltd.	50.00	Jan 2009	29	4,329	(145)
	United Therapeutics Corp.	65.00	Feb 2009	14	4,298	(4,900)
	Valeant Pharmaceuticals International	20.00	Mar 2009	65	12,805	(25,025)
	WellPoint, Inc.	60.00	Jan 2009	31	7,347	(248)
				3,139	$822,668	($477,681)

	PUTS
	Abbott Labs	$50.00	May 2009	5	$2,985	($1,650)
	Abbott Labs	60.00	Jan 2010	13	12,631	(15,340)
	Acorda Therapeutics, Inc.	30.00	Jan 2009	18	8,339	(17,010)
	Aetna, Inc.	50.00	Jan 2009	13	10,751	(27,885)
	Aetna, Inc.	25.00	Jan 2010	11	7,716	(5,093)
	Alcon, Inc.	170.00	Jan 2009	1	929	(8,065)
	Alcon, Inc.	170.00	Jan 2010	26	67,972	(214,240)
	Alcon, Inc.	190.00	Jan 2010	20	61,585	(204,100)
	Alcon, Inc.	180.00	Jan 2010	24	64,936	(221,280)
	Alexion Pharmaceuticals, Inc.	20.00	Jan 2009	100	43,249	(43,000)
	Alexion Pharmaceuticals, Inc.	45.00	Jan 2009	52	31,963	(46,020)
	Alkermes, Inc.	20.00	Jan 2009	11	7,506	(10,340)
	Allergan, Inc.	65.00	Jan 2009	3	2,731	(7,380)
	Amedisys, Inc.	70.00	Mar 2009	28	27,220	(80,360)
	Amerigroup Corp.	25.00	Jan 2009	23	8,066	(575)
	Amgen, Inc.	60.00	Jan 2009	35	14,244	(11,200)
	Amgen, Inc.	50.00	Jan 2009	30	10,876	(840)
	Amgen, Inc.	60.00	Apr 2009	30	16,028	(18,900)
	Amgen, Inc.	60.00	Jan 2010	11	13,277	(12,221)
	Amylin Pharmaceuticals, Inc.	25.00	Jan 2009	15	4,605	(21,375)
	Amylin Pharmaceuticals, Inc.	30.00	Jan 2009	6	2,982	(11,550)
	Amylin Pharmaceuticals, Inc.	40.00	Jan 2009	2	1,894	(5,860)
	Amylin Pharmaceuticals, Inc.	20.00	Jan 2010	31	18,197	(34,410)
	Amylin Pharmaceuticals, Inc.	25.00	Jan 2010	30	21,810	(46,050)
	Assurant, Inc.	70.00	Jan 2009	1	603	(4,010)
	Astrazeneca PLC	40.00	Jan 2009	42	19,404	(3,570)
	Baxter International, Inc.	70.00	Jan 2009	3	3,291	(4,905)
	Baxter International, Inc.	65.00	Jan 2009	16	12,482	(18,080)
	Baxter International, Inc.	50.00	Jan 2010	6	5,082	(3,720)
	Baxter International, Inc.	75.00	Jan 2010	10	10,970	(22,900)
	Baxter International, Inc.	70.00	Jan 2010	26	24,657	(48,620)
	Biogen Idec, Inc.	50.00	Jan 2009	15	7,170	(4,275)
	Biogen Idec, Inc.	70.00	Jan 2009	25	16,300	(56,125)
	Biogen Idec, Inc.	55.00	Jan 2009	32	22,624	(24,320)
	Biogen Idec, Inc.	45.00	Jan 2010	9	7,444	(6,327)
	Biogen Idec, Inc.	40.00	Jan 2010	2	1,854	(1,006)
	BioMarin Pharmaceutical, Inc.	35.00	Jan 2009	1	750	(1,730)
	BioMarin Pharmaceutical, Inc.	40.00	Jan 2009	2	2,331	(4,460)
	BioMarin Pharmaceutical, Inc.	25.00	Jan 2009	51	26,060	(37,230)
	BioMarin Pharmaceutical, Inc.	15.00	Jan 2010	23	8,671	(5,750)
	Boston Scientific Corp.	15.00	Jan 2009	66	19,932	(50,160)
	Boston Scientific Corp.	12.50	Jan 2009	26	5,382	(12,740)
	Bristol Myers Squibb Company	20.00	Jan 2010	22	9,614	(5,962)
	Celgene Corp.	80.00	Jan 2009	13	12,701	(32,175)

FINANCIAL INSTRUMENTS, CONTINUED

PORTFOLIO	NAME OF ISSUER	STRIKE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	PREMIUM	VALUE
Health Sciences Trust, continued	PUTS
	Celgene Corp.	$50.00	Jan 2010	6	$7,167	($5,040)
	Celgene Corp.	70.00	Jan 2010	21	32,504	(40,635)
	Centene Corporation	22.50	Jun 2009	44	24,068	(20,460)
	Cephalon, Inc.	80.00	Jan 2009	46	45,653	(17,434)
	Cephalon, Inc.	80.00	May 2009	6	6,762	(5,460)
	Charles River Laboratories International, Inc.	65.00	Jan 2009	10	5,570	(39,200)
	Community Health Systems, Inc.	35.00	Jan 2009	5	2,630	(10,325)
	Covidien Ltd.	55.00	Jan 2009	3	2,121	(5,640)
	Covidien Ltd.	55.00	Jan 2010	50	41,358	(98,500)
	Covidien Ltd.	50.00	Jan 2010	30	16,710	(46,500)
	Cubist Pharmaceuticals, Inc.	20.00	Jan 2009	9	3,663	(135)
	CVS Caremark Corp.	45.00	Jan 2009	32	20,587	(52,160)
	Davita, Inc.	60.00	Jan 2009	41	17,459	(43,870)
	Davita, Inc.	55.00	Jan 2009	21	10,017	(11,970)
	Davita, Inc.	50.00	Jan 2009	9	6,213	(1,575)
	Edwards Lifesciences Corp.	55.00	Jan 2009	15	6,105	(2,400)
	Elan Corp. PLC	25.00	Jan 2009	6	3,042	(11,400)
	Elan Corp. PLC	22.50	Jan 2009	31	16,027	(51,150)
	Elan Corp. PLC	20.00	Jan 2010	51	23,307	(72,675)
	Elan Corp. PLC	30.00	Jan 2010	14	14,238	(33,600)
	Elan Corp. PLC	25.00	Jan 2010	72	53,951	(137,520)
	Eli Lilly & Company	50.00	Jan 2009	20	9,940	(20,400)
	Express Scripts, Inc.	75.00	Jan 2009	16	13,832	(32,000)
	Express Scripts, Inc.	70.00	Jan 2009	27	29,619	(40,635)
	Express Scripts, Inc.	80.00	Jan 2010	19	24,892	(51,680)
	Forest Laboratories	40.00	Jan 2010	9	6,941	(13,500)
	Genentech, Inc.	80.00	Jan 2009	10	9,270	(1,800)
	Genentech, Inc.	75.00	Jan 2009	30	23,860	(2,550)
	Genentech, Inc.	70.00	Jan 2009	25	20,272	(875)
	Genentech, Inc.	90.00	Mar 2009	26	17,702	(26,520)
	Genentech, Inc.	100.00	Mar 2009	35	28,023	(62,825)
	Gen-Probe, Inc.	50.00	Jan 2009	14	7,608	(10,010)
	Genzyme Corp.	75.00	Jan 2009	20	17,100	(17,300)
	Gilead Sciences, Inc.	60.00	Jan 2009	56	56,996	(43,736)
	Gilead Sciences, Inc.	57.50	Feb 2009	41	29,427	(31,160)
	Gilead Sciences, Inc.	45.00	Jan 2010	30	19,410	(16,950)
	Gilead Sciences, Inc.	60.00	Jan 2010	21	26,397	(28,245)
	Humana, Inc.	55.00	Jan 2009	2	2,099	(3,550)
	Illumina, Inc.	22.50	Jan 2009	11	9,389	(20,900)
	Illumina, Inc.	45.00	Jan 2010	20	20,178	(41,800)
	Immucor Corp.	30.00	Jan 2009	20	7,494	(7,400)
	Immucor Corp.	35.00	Jan 2009	17	11,580	(14,450)
	Intermune, Inc.	25.00	Jan 2009	169	228,032	(251,810)
	Intuitive Surgical, Inc.	200.00	Jan 2010	5	22,835	(40,900)
	Invitrogen Corp.	40.00	Jan 2009	3	1,543	(4,980)
	Laboratory Corp. of America Holdings	65.00	Jan 2009	26	9,802	(4,615)
	Mckesson Corp.	60.00	Jan 2009	3	2,331	(6,420)
	Medco Health Solutions, Inc.	55.00	Jan 2009	21	18,601	(26,670)
	Medco Health Solutions, Inc.	35.00	Jan 2010	5	3,485	(2,450)
	Medco Health Solutions, Inc.	55.00	Jan 2010	25	29,125	(40,125)
	Medicines Company	22.50	Jan 2009	37	9,693	(28,675)
	Medicines Company	25.00	Apr 2009	51	21,268	(52,785)
	Medtronic, Inc.	55.00	Jan 2009	28	8,646	(66,080)
	Medtronic, Inc.	35.00	Jan 2010	28	21,290	(19,740)
	Medtronic, Inc.	30.00	Jan 2010	34	21,453	(14,620)
	Merck & Company, Inc.	40.00	Jan 2009	22	11,814	(21,934)
	Merck & Company, Inc.	50.00	Jan 2009	9	10,793	(17,685)
	Monsanto Company	125.00	Jan 2009	24	74,317	(131,400)
	Monsanto Company	70.00	Jan 2010	11	20,757	(17,974)
	Monsanto Company	120.00	Jan 2010	15	42,855	(79,575)
	Monsanto Company	140.00	Jan 2010	55	201,856	(391,875)
	Onyx Pharmaceuticals, Inc.	50.00	Jan 2009	22	35,118	(35,090)
	Onyx Pharmaceuticals, Inc.	45.00	Jan 2009	26	34,421	(28,600)
	Onyx Pharmaceuticals, Inc.	35.00	Jan 2009	11	12,012	(2,998)
	Pfizer, Inc.	25.00	Jan 2009	30	7,146	(22,200)
	Schein Henry, Inc.	60.00	Jan 2009	2	1,694	(4,660)
	Schein Henry, Inc.	40.00	Apr 2009	21	7,367	(10,500)
	Schein Henry, Inc.	60.00	Jan 2010	11	13,257	(26,290)
	Schein Henry, Inc.	30.00	Jan 2010	5	2,635	(1,850)

FINANCIAL INSTRUMENTS, CONTINUED

PORTFOLIO	NAME OF ISSUER	STRIKE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	PREMIUM	VALUE
Health Sciences Trust, continued	PUTS
	Schering-Plough Corp.	$30.00	Jan 2009	9	$7,593	($11,655)
	Schering-Plough Corp.	15.00	Jan 2010	31	11,695	(7,595)
	Sepracor, Inc.	22.50	Jan 2009	20	7,960	(23,000)
	Sepracor, Inc.	15.00	Jan 2010	28	14,021	(14,560)
	Shire Ltd.	50.00	Jan 2009	25	12,425	(13,250)
	St. Jude Medical, Inc.	45.00	Jan 2009	17	4,709	(20,485)
	Stericycle, Inc.	65.00	Feb 2009	9	6,813	(11,745)
	Stryker Corp.	65.00	Jan 2009	26	13,983	(65,000)
	Stryker Corp.	70.00	Jan 2009	3	2,211	(9,000)
	Stryker Corp.	35.00	Jan 2010	28	12,516	(10,360)
	Stryker Corp.	70.00	Jan 2010	10	11,470	(30,100)
	Teva Pharmaceutical Industries, Ltd.	55.00	Jan 2009	1	797	(1,260)
	Teva Pharmaceutical Industries, Ltd.	50.00	Jan 2009	35	19,327	(26,600)
	Teva Pharmaceutical Industries, Ltd.	60.00	Feb 2009	5	2,985	(100)
	Teva Pharmaceutical Industries, Ltd.	40.00	Jan 2010	28	12,796	(13,720)
	United Therapeutics Corp.	60.00	Jan 2010	6	9,436	(9,750)
	Unitedhealth Group, Inc.	35.00	Jan 2009	32	13,600	(27,040)
	Valeant Pharmaceuticals International	20.00	Jan 2010	26	15,002	(8,840)
	Vertex Pharmaceuticals, Inc.	30.00	Jan 2009	51	37,366	(7,905)
	Vertex Pharmaceuticals, Inc.	20.00	Jan 2010	14	7,658	(5,180)
	Walgreen Company	40.00	Jan 2009	19	7,543	(29,165)
	Waters Corp.	60.00	Jan 2009	1	867	(2,345)
	Wellcare Health Plans, Inc.	35.00	Jan 2009	15	19,896	(33,225)
	WellPoint, Inc.	30.00	Jan 2010	8	4,456	(2,800)
	Wyeth	50.00	Jan 2009	54	40,393	(67,230)
	Wyeth	45.00	Jan 2010	30	18,210	(32,400)
	Wyeth	50.00	Jan 2010	30	22,247	(43,650)
	Xenoport, Inc.	45.00	Jan 2009	1	1,027	(1,990)
	Zimmer Holdings, Inc.	85.00	Jan 2009	1	1,027	(4,455)
	Zimmer Holdings, Inc.	75.00	Jan 2009	14	14,518	(48,440)
	Zimmer Holdings, Inc.	70.00	Jan 2010	31	28,737	(92,690)
				3,227	$2,688,425	($4,636,780)

Mutual Shares Trust	CALLS
	Yahoo, Inc.	$14.00	Jan 2009	133	$18,764	($4,123)
	Yahoo, Inc.	15.00	Jan 2009	5	473	(90)
	Yahoo, Inc.	12.50	Jan 2009	64	13,353	(4,928)
				202	$32,590	($9,141)

Futures  All Portfolios of the Trust described in this report, with the exception of Money Market and Money Market B, may purchase and sell financial futures contracts and options on those contracts. A Portfolio uses futures contracts to manage against a decline in the value of securities owned by the Portfolio. When a Portfolio sells a futures contract based on a financial instrument, the Portfolio becomes obligated to deliver that kind of instrument at an agreed upon date for a specified price. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Upon entering into a futures contract, initial margin deposits, as set by the exchange or broker to the contract, are required and are met by the delivery of specific securities (or cash) as collateral to the broker. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

The following is a summary of open futures contracts at December 31, 2008:

PORTFOLIO	OPEN CONTRACTS	NUMBER OF CONTRACTS	POSITION	EXPIRATION DATE	NOTIONAL VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
All Cap Core Trust	Russell 2000 Mini Index Futures	529	Long	Mar 2009	$26,338,910	$1,215,639
	E-Mini S&P 500 Index Futures	433	Long	Mar 2009	19,487,165	329,043
						$1,544,682

FINANCIAL INSTRUMENTS, CONTINUED

PORTFOLIO	OPEN CONTRACTS	NUMBER OF CONTRACTS	POSITION	EXPIRATION DATE	NOTIONAL VALUE	UNREALIZED APPRECIATION (DEPRECIATION)

Core Allocation Plus Trust	Dow Jones Euro STOXX 50 Index Futures	19	Long	Mar 2009	$647,068	$4,547
	E-Mini MSCI EAFE Index Futures	55	Long	Mar 2009	3,483,700	(13,535)
	E-Mini S&P 500 Index Futures	45	Long	Mar 2009	2,025,225	38,646
	German Euro Bobl Futures	1	Long	Mar 2009	161,538	713
	German Euro Bond Futures	4	Long	Mar 2009	694,135	3,222
	German Euro Schatz Futures	1	Long	Mar 2009	149,389	282
	S&P/TSE 60 Index Futures	2	Long	Mar 2009	174,937	11,155
	U.K. Long Gilt Bond Futures	2	Long	Mar 2009	355,038	19,976
	U.S. Treasury 10 -Year Note Futures	5	Long	Mar 2009	628,750	13,082
	U.S. Treasury 30-Year Bond Futures	1	Long	Mar 2009	138,047	3,609
						$81,697

Global Allocation Trust	AEX Index Futures	13	Long	Jan 2009	$890,340	$72
	Dow Jones EURO STOXX 50 Index Futures	161	Long	Mar 2009	5,483,049	27,968
	FTSE 100 Index Futures	77	Long	Mar 2009	4,860,028	144,623
	Nikkei 225 Index Futures	30	Long	Mar 2009	2,922,228	153,889
	S&P 500 Index Futures	60	Long	Mar 2009	13,501,500	81,540
	S&P/MIB 40 Index Futures	14	Long	Mar 2009	1,889,827	3,426
	DAX Index Futures	12	Short	Mar 2009	2,016,058	(67,035)
	Hang Seng Stock Index Futures	5	Short	Jan 2009	464,665	14,135
	S&P/TSE 60 Index Futures	22	Short	Mar 2009	1,924,309	(94,438)
	SPI 200 Index Futures	15	Short	Mar 2009	979,391	(54,120)
	U.S. Treasury 5-Year Note Futures	184	Short	Mar 2009	21,905,775	(469,455)
						($259,395)

International Core Trust	DAX Index Futures	124	Long	Mar 2009	$20,832,598	($554,945)
	S&P/MIB Index Futures	57	Long	Mar 2009	7,694,298	(204,963)
	Topix Index Futures	76	Long	Mar 2009	7,226,917	(1,263,161)
	FTSE 100 Index Futures	22	Short	Mar 2009	1,388,579	(30,249)
	IBEX 35 Index Futures	68	Short	Jan 2009	8,613,912	(229,460)
	S&P/TSE 60 Index Futures	77	Short	Mar 2009	6,735,083	(112,685)
	SPI 200 Index Futures	106	Short	Mar 2009	6,921,033	39,329
						($2,356,134)

Smaller Company Growth Trust	Russell 2000 Mini Index Futures	42	Long	Mar 2009	$2,091,180	$141,020
						$141,020

U.S. Multi Sector Trust	E-Mini S&P 500 Index Futures	151	Long	Mar 2009	$6,795,755	$35,940
						$35,940

Swap Contracts  All Portfolios of the Trust described in this report may enter interest rate, credit default, cross-currency, and other forms of swap transactions to manage its exposure to credit, currency and interest rate risks or to enhance the Portfolio’s income. Swap agreements are privately negotiated agreements between a Portfolio and a counterparty to exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. In connection with these agreements, the Portfolio will hold cash or identify securities equal to the net amount, if any, of the Portfolio’s obligations with respect to the swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized appreciation/depreciation of swap contracts on the Statements of Assets and Liabilities. In the event that market quotations are not readily available or deemed reliable, certain swap agreements may be valued at fair value as determined in good faith by the Trust’s Pricing Committee in accordance with procedures adopted by the Board of Trustees.

Upfront payments made/received by the Portfolio represent payments to compensate for differences between the stated terms of the swap agreement and prevailing market conditions including credit spreads, currency exchange rates, interest rates and other relevant factors. The upfront payments are amortized or accreted for financial reporting purposes, with the unamortized/unaccredited portion included in values recorded on the Statements of Assets and Liabilities. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Portfolio are included as part of realized gains or losses on the Statements of Operations.

Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates. The Portfolio may also suffer losses if it is unable to terminate outstanding swap contracts or reduce its exposure through offsetting transactions.

Certain Portfolios are parties to International Swap Dealers Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern over-the-counter derivative transactions, which may include foreign exchange derivative transactions, entered into by the Portfolios and those counterparties. The ISDA Master Agreements typically include standard representations and warranties as well as provisions outlining the general obligations of the Portfolios and counterparties relating to

FINANCIAL INSTRUMENTS, CONTINUED

collateral, events of default, termination events and other standard provisions. Termination events may include a decline in a Portfolio’s net asset value below a certain point over a certain period of time that is specified in the Schedule to the ISDA Master Agreement; such an event may entitle counterparties to elect to terminate early and calculate damages based on that termination with respect to some or all outstanding transactions under the applicable damage calculation provisions of the ISDA Master Agreement. An election by one or more counterparties to terminate ISDA Master Agreements could have a material impact on the financial statements of the Portfolios. Due to declines in net assets of certain Portfolios during the year ended December 31, 2008, one or more counterparties currently may be entitled to terminate early but none has elected to take such action. The Schedule to the ISDA Master Agreements may give counterparties the right to require that the Portfolios post additional collateral as opposed to giving the counterparties the right to terminate the ISDA Master Agreement.

Credit Default Swap Agreements  Credit default swaps (CDS) involve the exchange of a fixed rate premium (paid by “the Buyer”) for protection against the loss in value of an underlying debt instrument, referenced entity or index in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a “guarantor” (the Seller) receiving a periodic payment that is a fixed percentage applied to a notional principal amount. In return, the party agrees to remedies which are specified within the credit default agreement and are dependent on the referenced obligation, entity or credit index. The Portfolio may enter into CDS in which the Portfolio may act as the Buyer or Seller. By acting as the Seller, the Portfolio effectively adds leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is the Seller and a credit event occurs, the Portfolio will either pay to the Buyer the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is the Buyer of protection and a credit event occurs the Portfolio will either receive an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

CDS agreements on corporate issues, sovereign issues of an emerging country and asset-backed securities involve the Buyer making a stream of payments to the Seller in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs on corporate issues or sovereign issues of an emerging country and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the Buyer’s right to choose the deliverable obligation with the lowest value following a credit event). Deliverable obligations on CDS on asset-backed securities would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other write down or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts The Portfolio may use CDS on these types of securities to provide a measure of protection against defaults of the issuers or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

CDS agreements on credit indices involve the Buyer making a stream of payments to the seller in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the CDS market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using CDS with standardized terms including a fixed spread and standard maturity dates. An index CDS references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every year, and for most indices, each name has an equal weight in the index. The Portfolio may use CDS on credit indices to hedge a portfolio of CDS or bonds with a CDS on indices which is less expensive than it would be to buy many CDS to achieve a similar effect. CDS on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of CDS agreements on corporate issues or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For CDS agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as the Seller could be required to make under a CDS agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all CDS agreements outstanding as of December 31, 2008 for which the Portfolio is the Seller are disclosed in the footnotes to the table below. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection CDS agreements entered into by the Portfolio for the same referenced entity or entities.

FINANCIAL INSTRUMENTS, CONTINUED

The following Portfolio had the following credit default swap contracts1 open at December 31, 2008

PORTFOLIO	Counterparty	Reference Obligation	Notional Amount[2]	Currency	Buy/Sell Protection	(Pay)/ Received Fixed Rate	Maturity Date	Unamortized Upfront Payment Paid (Received)	Unrealized Appreciation (Depreciation)	Market Value[3]
Core Allocation Plus Trust
	Goldman Sachs International	CDS USD SP 1.75% 12-20-13	$50,000	USD	Buy	(1.750)%	Dec 2013	—	$8,604	$8,604
								—	$8,604	$8,604

1	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

2	The maximum potential amount the Portfolio could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

3	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Forward Foreign Currency Contracts  All Portfolios of the Trust described in this report may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by a Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. In addition, a Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

Open forward foreign currency contracts as of December 31, 2008, were as follows:

PORTFOLIO	CURRENCY	PRINCIPAL AMOUNT COVERED BY CONTRACT	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Core Allocation Plus Trust	BUYS
	Australian Dollar	60,000	3/18/2009	$2,162
	Brazilian Real	74,000	3/18/2009	258
	Canadian Dollar	101,000	3/12/2009	458
	Canadian Dollar	50,000	3/18/2009	(416)
	Canadian Dollar	105,000	3/19/2009	(1,833)
	Euro	199,000	3/12/2009	10,210
	Euro	150,000	3/18/2009	19,802
	Euro	270,000	3/20/2009	(12,785)
	Japanese Yen	41,056,000	1/9/2009	18,700
	Japanese Yen	3,900,000	3/18/2009	2,957
	Norwegian Krone	260,000	3/18/2009	(1,542)
	South Korean Won	228,963,000	1/16/2009	4,803
				$42,774

	SELLS
	Australian Dollar	37,385	3/18/2009	($4,148)
	Brazilian Real	16,093	3/18/2009	1,075
	Brazilian Real	17,552	3/18/2009	1,700
	Canadian Dollar	39,280	3/18/2009	(1,242)
	Czech Koruna	89.721	3/18/2009	(1,251)
	Czech Koruna	63,176	3/18/2009	(830)
	Euro	190,388	3/18/2009	(17,574)
	Japanese Yen	136,361	1/9/2009	(1,655)
	Japanese Yen	317,969	1/9/2009	3,037
	Japanese Yen	41,392	3/18/2009	(1,702)
	Norwegian Krone	36,370	3/18/2009	(608)
	South Korean Won	219,172	1/16/2009	36,671
				$13,473

FINANCIAL INSTRUMENTS, CONTINUED

PORTFOLIO	CURRENCY	PRINCIPAL AMOUNT COVERED BY CONTRACT	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Global Allocation Trust	BUYS
	Canadian Dollar	2,455,000	6/2/2009	$20,828
	Japanese Yen	608,500,000	6/2/2009	265,675
	Pound Sterling	710,000	6/2/2009	(45,961)
	Swedish Krona	82,970,000	6/2/2009	321,957
				$562,499

	SELLS
	Canadian Dollar	877,537	6/2/2009	($31,736)
	Euro	6,087,732	6/2/2009	(596,425)
	Pound Sterling	1,087,446	6/2/2009	68,833
	Swedish Krona	1,064,245	6/2/2009	5,150
	Swiss Franc	1,018,977	6/2/2009	(144,969)
				($699,147)

Global Real Estate Trust	BUYS
	Australian Dollar	19,372,000	1/30/2009	$831,283
	Euro	7,891,000	1/30/2009	463,069
	Japanese Yen	1,390,000,000	1/30/2009	304,967
				$1,599,319

	SELLS
	Australian Dollar	50,771,795	1/30/2009	($5,758,576)
	Brazilian Real	340,486	1/30/2009	(16,960)
	Canadian Dollar	9,262,501	1/30/2009	(251,511)
	Euro	38,393,704	1/30/2009	(3,853,130)
	Japanese Yen	98,241,544	1/30/2009	(3,736,806)
	Norwegian Krone	127,195	1/30/2009	(2,384)
	Pound Sterling	40,262,305	1/30/2009	1,151,730
	Singapore Dollar	12,440,817	1/30/2009	(637,623)
	Swedish Krona	2,216,521	1/30/2009	(93,308)
				($13,198,568)

Income & Value Trust	BUYS
	Japanese Yen	16,975,625	1/16/2009	($6,905)
	Japanese Yen	6,565,125	1/16/2009	(2,559)
				($9,464)

	SELLS
	Pound Sterling	16,975,625	1/16/2009	$14,562
				$14,562

International Core Trust	BUYS
	Australian Dollar	16,142,126	2/20/2009	$812,169
	Australian Dollar	3,615,004	2/20/2009	60,239
	Canadian Dollar	1,341,000	2/20/2009	(4,347)
	Canadian Dollar	2,607,000	2/20/2009	21,202
	Canadian Dollar	1,808,426	2/20/2009	26,049
	Euro	10,618,660	2/20/2009	1,270,432
	Euro	2,400,661	2/20/2009	290,772
	Euro	1,600,441	2/20/2009	184,933
	Hong Kong Dollar	25,066,500	2/20/2009	742
	Japanese Yen	1,153,544,584	2/20/2009	787,439
	Japanese Yen	1,730,316,876	2/20/2009	1,159,031
	New Zealand Dollar	9,989,700	2/20/2009	308,991
	Norwegian Krone	8,401,476	2/20/2009	18,716
	Pound Sterling	12,797,602	2/20/2009	(1,208,825)
	Swedish Krona	106,013,493	2/20/2009	218,993
	Swedish Krona	102,895,449	2/20/2009	200,828
	Swedish Krona	102,895,449	2/20/2009	153,987

FINANCIAL INSTRUMENTS, CONTINUED

PORTFOLIO	CURRENCY	PRINCIPAL AMOUNT COVERED BY CONTRACT	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
International Core Trust, continued	BUYS
	Swiss Franc	11,122,728	2/20/2009	$1,164,861
	Swiss Franc	11,122,728	2/20/2009	1,167,577
	Swiss Franc	11,122,728	2/20/2009	1,152,812
	Swiss Franc	11,122,728	2/20/2009	1,171,533
				$8,958,134
	SELLS
	Australian Dollar	8,933,360	2/20/2009	$112,368
	Australian Dollar	9,168,692	2/20/2009	80,398
	Australian Dollar	8,901,568	2/20/2009	80,576
	Canadian Dollar	5,968,800	2/20/2009	28,277
	Canadian Dollar	3,317,624	2/20/2009	120,791
	Canadian Dollar	5,999,072	2/20/2009	58,548
	Canadian Dollar	6,145,441	2/20/2009	24,902
	Canadian Dollar	965,490	2/20/2009	29,115
	Danish Krone	4,159,176	2/20/2009	(388,495)
	Euro	14,851,500	2/20/2009	(1,498,761)
	Hong Kong Dollar	1,148,326	2/20/2009	(135)
	Hong Kong Dollar	3,359,399	2/20/2009	1,181
	Japanese Yen	689,522	2/20/2009	(54,184)
	Japanese Yen	5,656,842	2/20/2009	(448,991)
	Japanese Yen	2,001,524	2/20/2009	(29,407)
	Japanese Yen	3,254,486	2/20/2009	(75,579)
	Norwegian Krone	3,154,504	2/20/2009	(28,713)
	Pound Sterling	500,000	2/20/2009	13,318
	Pound Sterling	18,871,366	2/20/2009	1,325,039
	Pound Sterling	18,871,366	2/20/2009	1,325,039
	Pound Sterling	21,869,379	2/20/2009	3,791,345
	Pound Sterling	2,320,243	2/20/2009	114,749
	Swedish Krona	1,315,321	2/20/2009	19,091
	Swiss Franc	2,350,791	2/20/2009	(248,820)
	Swiss Franc	4,392,119	2/20/2009	(457,452)
	Swiss Franc	2,573,809	2/20/2009	(348,557)
				$3,545,643

Mutual Shares Trust	BUYS
	Canadian Dollar	1,030,000	2/27/2009	$25,184
	Danish Krone	2,450,000	1/23/2009	47,321
	Danish Krone	7,361,434	1/23/2009	39,413
	Euro	2,055,823	5/13/2009	241,234
	Japanese Yen	40,000,000	2/19/2009	(6,216)
	Norwegian Krone	3,480,000	5/19/2009	10,943
	Norwegian Krone	900,000	5/19/2009	2,181
	Pound Sterling	2,250,000	1/12/2009	(557,698)
	Singapore Dollar	270,000	3/24/2009	8,284
	Singapore Dollar	695,000	3/24/2009	10,245
	Swedish Krona	5,200,000	3/16/2009	(59,107)
	Swedish Krona	2,200,000	3/16/2009	(29,645)
	Swiss Franc	1,100,000	2/9/2009	60,460
				($207,401)

	SELLS
	Canadian Dollar	857,768	2/27/2009	($24,746)
	Canadian Dollar	285,672	2/27/2009	7,608
	Danish Krone	2,856,928	1/23/2009	(163,948)
	Danish Krone	108,799	1/23/2009	6,218
	Danish Krone	156,322	1/23/2009	(11,538)
	Euro	38,171,887	5/13/2009	(3,762,066)
	Japanese Yen	2,279,457	2/19/2009	(139,066)
	Norwegian Krone	4,755,448	5/19/2009	(8,638)
	Pound Sterling	222,712	1/12/2009	34,967
	Pound Sterling	25,236,885	1/12/2009	3,769,225

FINANCIAL INSTRUMENTS, CONTINUED

PORTFOLIO	CURRENCY	PRINCIPAL AMOUNT COVERED BY CONTRACT	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Mutual Shares Trust, continued	SELLS
	Singapore Dollar	1,295,665	3/24/2009	$35,558
	Singapore Dollar	135,437	3/24/2009	(2,925)
	South Korean Won	1,411,928	4/6/2009	62,403
	Swedish Krona	3,157,950	3/16/2009	441,919
	Swedish Krona	692,193	3/16/2009	1,400
	Swiss Franc	118,761	2/9/2009	(9,563)
	Swiss Franc	8,540,310	2/9/2009	($53,239)
				$183,569

Overseas Equity Trust	BUYS
	Brazilian Real	524,757	1/9/2009	$3,902
	Canadian Dollar	5,045,570	1/14/2009	(6,890)
	Euro	751,919	1/9/2009	(36,966)
	Euro	3,105,348	1/14/2009	365,693
	Euro	45,037	1/29/2009	(2,273)
	Euro	46,135	1/29/2009	(1,122)
	Japanese Yen	308,403,697	1/23/2009	4,789
	Japanese Yen	454,590,727	1/29/2009	(102,847)
	Japanese Yen	66,612,122	1/29/2009	(26,874)
	Swiss Franc	1,252,531	1/9/2009	10,854
				$208,266

	SELLS
	Brazilian Real	211,000	1/9/2009	($13,704)
	Canadian Dollar	3,105,348	1/14/2009	(137,476)
	Canadian Dollar	175,245,074	1/29/2009	24,073
	Canadian Dollar	66,612,122	1/29/2009	20,627
	Euro	5,045,570	1/14/2009	(61,822)
	Mexican Peso	279,345,653	1/29/2009	184,071
	Polish Zloty	45,037	1/29/2009	2,355
	Pound Sterling	308,403,697	1/23/2009	195,837
	Russian Ruble	46,135	1/29/2009	5,697
	Russian Ruble	65,000	1/29/2009	5,220
	Swiss Franc	1,792,919	1/9/2009	(143,946)
				$80,934

Utilities Trust	BUYS
	Euro	96,637	2/17/2009	($288)
	Euro	2,649,236	2/19/2009	(116,609)
	Euro	40,979	2/19/2009	(681)
	Euro	460,150	2/19/2009	(19,473)
				($137,051)

	SELLS
	Euro	41,956	2/19/2009	$497
	Euro	555,808	2/19/2009	16,808
	Euro	38,020	2/19/2009	583
	Euro	16,815,259	2/19/2009	539,693
	Pound Sterling	3,595,523	2/17/2009	122,434
				$680,015

4.  RISKS & UNCERTAINTIES

Fixed income risk  Fixed income securities are subject to credit and interest rate risk and involve some risk of default in connection with principal and interest payments.

Derivatives and counterparty risk  The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in securities. Specifically, derivative instruments expose a Portfolio to the risk that the counterparty to an over-the-counter (OTC) derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction. If the counterparty defaults, the Portfolio will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, the Portfolio will succeed in enforcing them.

Mortgage securities risk  Certain Portfolios of the Trust may invest a portion of their assets in securities of issuers that hold mortgage securities including sub-prime mortgage securities. The value of these securities is sensitive to change in economic conditions including delinquencies and/or defaults and may be adversely affected by shifts to the market’s perception of the issuers and changes in interest rates.

Concentration risk  The Portfolios may concentrate investments in a particular industry, sector of the economy or invest in a limited number of companies. Accordingly, the concentration may make the Portfolio’s value more volatile and investment values may rise and fall more rapidly. In addition, a Portfolio with a concentration is particularly susceptible to the impact of market, economic, regulatory and other factors affecting the specific concentration.

Risks associated with foreign investments  Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of cash, securities or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

Emerging Markets Risk  Certain Portfolios invest in securities of issuers based in countries with emerging markets or economies and may, therefore, be subject to greater market risk than Portfolios that invest principally in securities of issuers in more developed countries. Emerging markets securities may be more volatile and less liquid than securities of issuers in developed countries and may be subject to substantial currency fluctuations and affected by sudden economic, social and political developments in the emerging market country. The securities markets of emerging countries may have less government regulation and may be subject to less extensive accounting and financial reporting requirements than the securities markets of more developed countries. Emerging market countries may have currency controls or restrictions which may prevent or delay a Portfolio from taking money out of the country or may impose additional taxes on money removed from the country.

5.  GUARANTEES AND INDEMNIFICATIONS Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

6.  INVESTMENT ADVISORY AND OTHER AGREEMENTS The Trust has entered into an Investment Advisory Agreement with the Adviser. The Adviser is responsible for managing the corporate and business affairs of the Trust and for selecting and compensating subadvisers to handle the investment of the assets of each Portfolio, subject to the supervision of the Trust’s Board of Trustees. As compensation for its services, the Adviser receives an advisory fee from the each of the Portfolios. The Portfolios are not responsible for payment of the subadvisory fees. Advisory fees charged to all Portfolios are as follows:

Portfolio	Average Net Assets All Asset Levels
Mutual Shares Trust	0.960%
Real Estate Securities Trust	0.700	*

INVESTMENT ADVISORY AND OTHER AGREEMENTS, CONTINUED

Portfolio	First $500 million of Aggregate Net Assets*	Between $500 million and $1 billion of Aggregate Net Assets*	Between $1 billion and $1.5 billion of Aggregate Net Assets*	Between $1.5 billion and $2.0 billion of Aggregate Net Assets*	Excess Over $2 billion of Aggregate Net Assets*
All Cap Core Trust	0.800%	0.750%	0.750%	0.750%	0.750%
All Cap Growth Trust	0.850	0.825	0.800	0.800	0.800
American Diversified Growth and Income Trust	0.050	0.040	0.040	0.040	0.040
American Fundamental Holdings Trust	0.050	0.040	0.040	0.040	0.040
American Global Diversification Trust	0.050	0.040	0.040	0.040	0.040
Blue Chip Growth Trust	0.825	0.825	0.800	0.800	0.800
Core Allocation Plus Trust	0.915	0.865	0.865	0.865	0.865
Emerging Small Company Trust	0.970	0.900	0.900	0.900	0.900
Equity-Income Trust	0.825	0.825	0.800	0.800	0.800
Global Allocation Trust	0.850	0.800	0.800	0.800	0.800
Health Sciences Trust	1.050	1.000	1.000	1.000	1.000
Large Cap Value Trust	0.825	0.800	0.775	0.720	0.700
Mid Cap Intersection Trust	0.875	0.850	0.850	0.850	0.850
Optimized Value Trust	0.700	0.650	0.600	0.600	0.600
Overseas Equity Trust	0.990	0.850	0.850	0.850	0.850
Pacific Rim Trust	0.800	0.700	0.700	0.700	0.700
Science & Technology Trust	1.050	1.000	1.000	1.000	1.000
Small Cap Opportunities Trust[1]	1.000	0.950	0.900	0.900	0.850
Small Company Value Trust	1.050	1.000	1.000	1.000	1.000
Value & Restructuring Trust	0.825	0.800	0.775	0.775	0.775

1 Until September 26, 2008, the Portfolio paid monthly advisory fees equivalent, on an annual basis, to the sum of: (a) 1.000% of the first $500 million of the Portfolio’s average net assets and (b) 0.95% of the Portfolio’s average net assets in excess of $500 million.

Portfolio	First $50 million of Aggregate Net Assets*	Between $50 million and $200 million of Aggregate Net Assets*	Between $200 million and $250 million of Aggregate Net Assets*	Between $250 million and $500 million of Aggregate Net Assets*	Excess Over $500 million of Aggregate Net Assets*
Financial Services Trust	0.850%	0.800%	0.800%	0.800%	0.750%
Fundamental Value Trust	0.850	0.800	0.800	0.800	0.750
International Small Cap Trust	1.050	1.050	0.950	0.950	0.850
International Value Trust	0.950	0.950	0.850	0.850	0.800
Mid Cap Stock Trust	0.875	0.875	0.850	0.850	0.825
Mid Cap Value Trust	0.900	0.900	0.850	0.850	0.825
Mid Value Trust	1.050	0.950	0.950	0.950	0.950
Natural Resources Trust	1.050	1.000	1.000	1.000	1.000
Value Trust	0.750	0.750	0.725	0.725	0.650

Portfolio	First $200 million of Aggregate Net Assets*	Between $200 million and $400 million of Aggregate Net Assets*	Between $400 million and $1 billion of Aggregate Net Assets*	Excess Over $1 billion of Aggregate Net Assets*
Vista Trust	0.900%	0.850%	0.825%	0.800%

Portfolio	First $300 million of Aggregate Net Assets*	Between $300 million and $500 million of Aggregate Net Assets*	Between $500 million and $1 billion of Aggregate Net Assets*	Between $1 billion and $2.5 billion of Aggregate Net Assets*	Excess Over $2.5 billion of Aggregate Net Assets*
Capital Appreciation Trust	0.850%	0.800%	0.700%	0.670%	0.670%
U.S. Multi Sector Trust	0.780	0.780	0.760	0.750	0.740

INVESTMENT ADVISORY AND OTHER AGREEMENTS, CONTINUED

Portfolio	First $100 million of Aggregate Net Assets*	Between $100 million and $500 million of Aggregate Net Assets*	Between $500 million and $1 billion of Aggregate Net Assets*	Between $1 billion and $2 billion of Aggregate Net Assets*	Excess Over $2 billion of Aggregate Net Assets*
Disciplined Diversification Trust	0.800%	0.700%	0.700%	0.650%	0.650%
Emerging Markets Value Trust	1.000	0.950	0.950	0.950	0.950
Global Trust	0.850	0.850	0.850	0.800	0.800
Income & Value Trust	0.800	0.800	0.750	0.750	0.750
International Core Trust	0.920	0.895	0.895	0.880	0.880
International Small Company Trust	1.000	0.950	0.950	0.950	0.950
Small Cap Growth Trust	1.100	1.050	1.050	1.050	1.050
Small Cap Intrinsic Value Trust	0.900	0.900	0.900	0.850	0.850
Small Cap Value Trust	1.100	1.050	1.050	1.050	1.050
U.S. Large Cap Trust	0.825	0.825	0.825	0.725	0.700

Portfolio	First $250 million of Aggregate Net Assets*	Between $250 million and $500 million of Aggregate Net Assets*	Between $500 million and $750 million of Aggregate Net Assets*	Between $750 million and $1 billion of Aggregate Net Assets*	Excess Over $1 billion of Aggregate Net Assets*
All Cap Value Trust	0.850%	0.800%	0.750%	0.750%	0.750%
Alpha Opportunities Trust	1.025	1.00	0.975	0.975	0.975
Global Real Estate Trust	0.950	0.950	0.925	0.900	0.900
Large Cap Trust	0.780	0.730	0.680	0.650	0.650
Mid Cap Value Equity Trust	0.875	0.850	0.825	0.825	0.800
Real Estate Equity Trust	0.875	0.850	0.825	0.825	0.825
Small Company Growth Trust[1]	1.050	1.000	1.000	1.000	1.000

1	When aggregate net assets exceed $1 billion, the advisory fee for Small Company Growth is 1.000% on all assets.

	First $125 million of Aggregate Net Assets*	Between $125 million and $600 million of Aggregate Net Assets*	Between $600 million and $900 million of Aggregate Net Assets*	Between $900 million and $1.5 billion of Aggregate Net Assets*	Excess Over $1.5 billion of Aggregate Net Assets*
Small Company Trust	1.050%	1.000%	1.000%	1.000%	1.000%
Utilities Trust	0.825	0.825	0.800	0.775	0.700

Portfolio	First $350 million of Aggregate Net Assets*	Between $350 million and $750 million of Aggregate Net Assets*	Between $750 million and $1.5 billion of Aggregate Net Assets*	Excess Over $1.5 billion of Aggregate Net Assets*
Core Equity Trust	0.850%	0.750%	0.750%	0.750%
International Opportunities Trust	0.900	0.900	0.850	0.800

Portfolio	First $3 Billion of Aggregate Net Assets*	$3 Billion and $6 Billion of Aggregate Net Assets*	Excess Over $6 billion of Aggregate Net Assets*
Growth Equity Trust	0.750%	0.725%	0.700%

Portfolio	First $2.5 billion of Aggregate Net Assets*	Excess over $2.5 billion of Aggregate Net Assets*
Classic Value Trust[1]	0.790%	0.780%
Optimized All Cap Trust[2]	0.675	0.650

1	Until September 26, 2008, the Portfolio paid monthly advisory fees equivalent, on an annual basis, to the sum of 0.80% of the Portfolio’s average net assets.

2	Until April 25, 2008, the Portfolio paid monthly advisory fees equivalent, on an annual basis, to the sum of: (a) 0.750% of the first $50 million of the Portfolio’s average net assets and (b) 0.700% of the Portfolio’s average net assets in excess of $200 million.

INVESTMENT ADVISORY AND OTHER AGREEMENTS, CONTINUED

Portfolio	First $125 million of Aggregate Net Assets*	Between $125 million and $375 million of Aggregate Net Assets*	Between $375 million and $1 billion of Aggregate Net Assets*	Excess Over $1 billion of Aggregate Net Assets*
Smaller Company Growth Trust	1.10%	1.05%	1.00%	0.95%

Portfolio
Capital Appreciation Value Trust

If net assets are less than $500 million, the following fee schedule shall apply:

First $250 million of Net Assets*	Excess Over $250 million of Net Assets*
0.950%	0.850%

If net assets equal or exceed $500 million but are less than $2 billion, the following fee schedule shall apply:

First $1 billion of Net Assets	Excess Over $1 billion of Net Assets
0.850%	0.800%

If net assets equal or exceed $2 billion but are less than $3 billion, the following fee schedule shall apply:

First $500 million of Net Assets	Excess Over $500 million of Net Assets
0.850%	0.800%

If net assets equal or exceed $3 billion, the following fee schedule shall apply:

All Asset Levels
0.800%

The advisor fee for Franklin Templeton Founding Allocation has two components: (a) a fee on net assets invested in Affiliated Funds (Affiliated Fund Assets) and (b) a fee on net assets not invested in Affiliated Funds (Other Assets). Affiliated Funds are any fund of John Hancock Trust, John Hancock Funds II and John Hancock Funds III.

The fee on Affiliated Fund Assets is stated as an annual percentage of the current value of the net assets of the Franklin Templeton Founding Allocation Trust determined in accordance with the following schedule, and that rate is applied to the Affiliated Fund Assets of the Franklin Templeton Founding Allocation Trust.

Portfolio	First $500 million	Excess Over $500 million
Franklin Templeton Founding Allocation Trust	0.050%	0.040%

The fee on Other Assets is stated as an annual percentage of the current value of the net assets of the Franklin Templeton Founding Allocation Trust determined in accordance with the following schedule, and that rate is applied to the Other Assets of the Franklin Templeton Founding Allocation Trust.

Portfolio	First $500 million	Excess Over $500 million
Franklin Templeton Founding Allocation Trust	0.500%	0.490%

*	Aggregate Net Assets include not only the net assets of a particular series of the Trust but also include the net assets of a similar series of John Hancock Funds II and John Hancock Funds III.

John Hancock Funds II and John Hancock Funds III are retail mutual funds advised by JHIMS and distributed by an affiliate of JHIMS, John Hancock Funds, LLC.

INVESTMENT ADVISORY AND OTHER AGREEMENTS, CONTINUED

The organizations described below act as Subadvisers to the Trust and its Portfolios pursuant to Subadvisory Agreements with the Adviser. Portfolio management is allocated among the following Managers:

Portfolios	Subadviser
Small Company, Vista Trust	American Century Investment Management, Inc.
Large Cap Value Trust	BlackRock Investment Management, LLC
Income & Value, Overseas Equity Trust, U.S. Large Cap Trust	Capital Guardian Trust Company
Value & Restructuring Trust	Columbia Management Advisors, LLC
Core Equity Trust, Financial Services Trust, Fundamental Value Trust	Davis Advisors, L.P.
All Cap Core Trust, Global Real Estate Trust, Real Estate Securities Trust	Deutsche Investment Management Americas Inc.
Disciplined Diversification Trust, Emerging Markets Value Trust, International Small Company Trust	Dimensional Fund Advisors LP
Mutual Shares Trust	Franklin Mutual Advisers, LLC
International Small Cap Trust	Templeton Investment Counsel, LLC
International Core Trust, U.S. Multi Sector Trust	Grantham, Mayo, Van Otterloo & Co. LLC
All Cap Growth Trust, Small Cap Opportunities Trust, Small Company Growth Trust	Invesco Aim Capital Management, Inc.
Capital Appreciation Trust	Jennison Associates, LLC
All Cap Value Trust, Mid Cap Value Trust	Lord, Abbett & Co. LLC
International Opportunities Trust	Marsico Capital Management, LLC
Utilities Trust	MFS Investment Management
Small Cap Intrinsic Value Trust, Smaller Company Growth Trust	MFC Global Investment Management (U.S.A.), LLC*
American Fundamental Holdings Trust, American Global Diversification Trust,
American Diversified Growth & Income Trust, Franklin Templeton Founding Allocation Trust,
Pacific Rim Trust, Optimized All Cap Trust, Optimized Value Trust
MFC Global Investment Management (U.S.A.) Limited*
Value Trust	Morgan Stanley Investment Management Inc. (doing business as Van Kampen)
Small Cap Opportunities Trust	Munder Capital Management
Classic Value Trust	T. Rowe Price Associates, Inc.
Growth Equity Trust	Rainier Investment Management, Inc.
Emerging Small Company Trust	RCM Capital Management, LLC
Mid Cap Value Equity Trust	RiverSource Investments, LLC
Blue Chip Growth Trust, Capital Appreciation Value Trust, Classic Value Trust, Equity-Income Trust,
Health Sciences Trust, Mid Value Trust, Real Estate Equity Trust, Small Company Trust,
Small Company Value Trust
T. Rowe Price Associates, Inc.
Science & Technology Trust	T. Rowe Price Associates, Inc. and RCM Capital Management, LLC
Global Trust	Templeton Global Advisors Limited
International Value Trust	Templeton Investment Counsel, LLC
Global Allocation Trust, Large Cap Trust	UBS Global Asset Management (Americas) Inc.
Alpha Opportunities Trust, Core Allocation Plus Trust, Mid Cap Intersection Trust, Mid Cap Stock Trust, Natural Resources Trust, Small Cap Growth Trust, Small Cap Value Trust	Wellington Management Company, LLP

*	An affiliate of the Adviser.

The investment management fees incurred for the year ended December 31, 2008, were equivalent to an annual effective rate of the Portfolio’s average daily net assets as follows:

Portfolio	Annual Effective Rate	Portfolio	Annual Effective Rate
All Cap Core Trust	0.77%	International Opportunities Trust	0.87%
All Cap Growth Trust	0.85%	Large Cap Trust	0.72%
All Cap Value Trust	0.85%	Large Cap Value Trust	0.81%
Alpha Opportunities Trust	1.02%	Mid Cap Index Trust	0.47%
American Diversified Growth & Income Trust	0.04%	Mid Cap Intersection Trust	0.87%
American Fundamental Holding Trust	0.05%	Mid Cap Stock Trust	0.84%
American Global Diversification Trust	0.05%	Mid Cap Value Trust	0.86%
Blue Chip Growth Trust	0.81%	Mid Cap Value Equity Trust	0.87%
Capital Appreciation Trust	0.72%	Mid Value Trust	0.98%
Capital Appreciation Value Trust	0.95%	Mutual Shares Trust	0.96%
Classic Value Trust	0.79%	Natural Resources Trust	1.00%
Core Allocation Plus Trust	0.92%	Optimized All Cap Trust	0.68%
Core Equity Trust	0.78%	Optimized Value	0.65%
Disciplined Diversification Trust	0.80%	Overseas Equity Trust	0.98%
Emerging Markets Value Trust	0.96%	Pacific Rim Trust	0.80%
Emerging Small Company Trust	0.97%	Real Estate Equity Trust	0.86%
Equity-Income Trust	0.81%	Real Estate Securities Trust	0.70%
Franklin Templeton Founding Allocation Trust	0.04%	Small Cap Intrinsic Value Trust	0.90%
Financial Services Trust	0.82%	Small Cap Value Trust	1.06%
Fundamental Value Trust	0.76%	Small Cap Growth Trust	1.06%
Global Allocation Trust	0.85%	Small Cap Opportunities Trust	1.00%

INVESTMENT ADVISORY AND OTHER AGREEMENTS, CONTINUED

Portfolio	Annual Effective Rate	Portfolio	Annual Effective Rate
Global Real Estate Trust	0.93%	Small Company Trust	1.05%
Global Trust	0.81%	Small Company Growth Trust	1.05%
Growth Equity Trust	0.74%	Small Company Value Trust	1.02%
Health Sciences Trust	1.05%	Smaller Company Growth Trust	1.08%
Income & Value Trust	0.80%	U.S. Large Cap Trust	0.82%
International Core Trust	0.89%	U.S. Multi Sector Trust	0.76%
International Small Cap Trust	0.94%	Utilities Trust	0.83%
International Small Company Trust	0.96%	Value Trust	0.74%
International Value Trust	0.81%	Value & Restructuring Trust	0.81%
		Vista Trust	0.89%

Expense Reimbursements  The Adviser agreed to voluntarily reduce its advisory fee or reimburse each Portfolio if the total of all expenses (excluding taxes, Portfolio brokerage commissions, interest, litigation and indemnification expenses, advisory fees, Rule 12b-1 fees, and fees under any agreements or plans of the Portfolios dealing with services for shareholders and others with beneficial interests in shares of the Portfolios) exceed the following:

–	0.50% of the average net assets of All Cap Core, All Cap Growth, All Cap Value, Blue Chip Growth, Capital Appreciation, Classic Value, Core Equity, Emerging Small Company, Equity-Income, Financial Services, Fundamental Value, Global Allocation, Health Sciences, Income & Value, Large Cap, Large Cap Value, Mid Cap Intersection, Mid Cap Stock, Mid Cap Value, Mid Cap Value Equity, Mid Value, Natural Resources, Optimized All Cap, Optimized Value, Real Estate Equity, Real Estate Securities, Science & Technology, Small Cap Growth, Small Cap Opportunities, Small Cap Value, Small Cap Intrinsic Value, Small Company, Small Company Growth, Small Company Value, U.S. Large Cap, U.S. Multi Sector, Utilities, Value, Value & Restructuring and Vista; and

–	0.75% of the average net assets of Emerging Markets Value, Global Real Estate, International Core, International Opportunities, International Small Cap, International Small Company, International Value, Overseas Equity and Pacific Rim.

The above agreement was terminated on May 1, 2008.

The Adviser has contractually agreed to waive advisory fees or for Global and Mutual Shares if the total of all expenses (excluding advisory fees, Rule 12b-1 fees, transfer agency fees and services fees, taxes, portfolio brokerage commissions, interest, underlying fund expenses, printing and postage, blue sky and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the business) exceed 0.15% and 0.10% of average daily net assets. The expense reimbursement shall continue in effect until May 1, 2010, and thereafter until termination by the Adviser on notice of the Trust.

The Adviser has contractually agreed to waive advisory fees for American Asset Allocation, American Global Growth, American High Income Bond, American New World and American Global Small Cap or reimburse the Portfolio if the total of all expenses (excluding advisory fees, Rule 12b-1 fees, transfer agency fees and services fees, taxes, portfolio brokerage commissions, interest, underlying fund expenses, printing and postage, blue sky and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the business) exceed 0.03% of average daily net assets. This expense reimbursement took effect on May 1, 2008 and shall continue in effect until May 1, 2010, and thereafter until termination by the Adviser on notice of the Trust.

The Adviser has contractually agreed to waive advisory fees for Disciplined Diversification or reimburse the Portfolio if the total of all expenses (excluding Rule 12b-1 fees, transfer agency fees and services fees, taxes, portfolio brokerage commissions, interest, underlying fund expenses, printing and postage, blue sky and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the business) exceed 0.70% of average daily net assets. This expense reimbursement shall continue in effect until May 1, 2010, and thereafter until termination by the Adviser on notice of the Trust.

The Adviser has agreed to waive advisory fees for Franklin Templeton Founding Allocation exceed that 0.025% of the average daily net assets. For purposes of the expense reimbursement, total expenses would include the advisory fee but exclude the expenses of the underlying funds and Rule 12b-1 fees. This contractual expense reimbursement may be terminated at any time after May 1, 2010.

The Adviser contractually agreed to waive a portion of its advisory fee for American Diversified Growth & Income, American Fundamental Holding, American Global Diversification, Global and International Value. In addition, the Adviser voluntarily agreed to waive a portion of its advisory fee for Blue Chip Growth, Capital Appreciation Value, Equity-Income, Health Sciences, Mid Value, Real Estate Equity and Small Company Value. This expense reimbursement shall continue in effect until May 1, 2010, and thereafter until termination by the Adviser on notice of the Trust.

The Adviser has voluntarily agreed to waive a portion of its management fee for certain Portfolios (the Participating Portfolios) of the Trust. The Participating Portfolios include all portfolios of the Trust covered in this Report, with the exception of the following: American Asset Allocation, American Bond, American Blue Chip Income and Growth Trust, American Diversified Growth & Income, American Fundamental Holding, American Global Diversification, American Global Growth, American Global Small Cap, American Growth, American Growth-Income, American High Income Bond, American International, American New World and Franklin Templeton Founding Allocation. The waiver equals, on an annualized basis, 0.02% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $50 billion. The amount of the Reimbursement is calculated daily and allocated among all the Participating Portfolios in proportion to the daily net assets of each Portfolio. The Reimbursement is effective through May 1, 2009 and thereafter may be terminated or modified at any time by the Adviser upon notice to the Trust and approval of the Board of Trustees of the Trust.

INVESTMENT ADVISORY AND OTHER AGREEMENTS, CONTINUED

All expense reimbursements are shown as a reduction of total expenses in the Statement of Operations. Expense reductions for the year ended December 31, 2008 are as follows:

Portfolio	Expense Reductions
All Cap Core Trust	$16,765
All Cap Growth Trust	5,536
All Cap Value Trust	1,989
American Asset Allocation Trust	53,745
American Diversified Growth & Income Trust	20,667
American Fundamental Holding Trust	168,920
American Global Diversification Trust	198,025
American Global Growth Trust	36,781
American Global Small Capitalization Trust	35,709
American High-Income Bond Trust	35,690
American New World Trust	36,152
Blue Chip Growth Trust	922,290
Capital Appreciation Trust	21,023
Capital Appreciation Value Trust	15,727
Classic Value Trust	830
Core Allocation Plus Trust	367
Core Equity Trust	27,013
Disciplined Diversification Trust	144,045
Emerging Markets Value Trust	8,759
Emerging Small Company Trust	3,114
Equity-Income Trust	648,897
Financial Services Trust	2,081
Franklin Templeton Founding Allocation Trust	693,077
Fundamental Value Trust	27,628
Global Trust	114,049
Global Allocation Trust	5,144
Global Real Estate Trust	10,048
Growth Equity Trust	3,404
Health Sciences Trust	117,132
Income & Value Trust	7,280
International Core Trust	23,731
International Opportunities Trust	15,434
International Small Cap Trust	8,384
International Small Company Trust	$4,856
International Value Trust	203,557
Large Cap Trust	10,668
Large Cap Value Trust	10,939
Mid Cap Intersection Trust	4,305
Mid Cap Stock Trust	18,759
Mid Cap Value Trust	6,901
Mid Cap Value Equity Trust	1,760
Mid Value Trust	69,714
Mutual Shares Trust	37,119
Natural Resources Trust	15,278
Optimized All Cap Trust	21,093
Optimized Value Trust	13,420
Overseas Equity Trust	9,214
Pacific Rim Trust	2,425
Real Estate Equity Trust	90,838
Real Estate Securities Trust	9,752
Science & Technology Trust	81,496
Small Cap Growth Trust	4,657
Small Cap Intrinsic Value Trust	1,840
Small Cap Opportunities Trust	4,572
Small Cap Value Trust	6,611
Small Company Trust	9,714
Small Company Growth Trust	3,778
Small Company Value Trust	310,524
Smaller Company Growth Trust	21,998
U.S. Large Cap Trust	14,750
U.S. Multi Sector Trust	22,807
Utilities Trust	4,407
Value Trust	4,976
Value & Restructuring Trust	8,351
Vista Trust	1,842

Fund Administration Fees  Pursuant to the Advisory Agreement, the Portfolios reimburse the Adviser for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services of the Portfolios, including the preparation of all tax returns, annual, semiannual and periodic reports to shareholders and the preparation of all regulatory reports. These expenses are allocated based on the relative share of net assets of each Portfolio at the time the expense was incurred.

The fund administration fees incurred for the year ended December 31, 2008, were equivalent to an annual effective rate of 0.02% of the Portfolio’s average daily net assets, with the exception of American Diversified Growth & Income, Capital Appreciation Value, Disciplined Diversification, Growth Equity, Large Cap Trust, Optimized All Cap Trust and Smaller Company Growth, in which the effective rate was 0.01%.

Distribution Plans  In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees has approved Distribution Plans (the Plans) for Series I, Series II and Series III of the Trust. Series NAV shares are not subject to a Rule 12b-1 fee. The Trust has different classes of shares with different Rule 12b-1 fees so that the Trust Portfolios may be offered through different distribution channels. Rule 12b-1 fees are paid to the Portfolios’ Distributor for distribution services pursuant to the Plans. JHD may use Rule 12b-1 fees for any expenses relating to the distribution of the shares of the class, for any expenses relating to shareholder or administrative services for holders of the shares of the class (or owners of contracts funded in insurance company separate accounts that invest in the shares of the class) and for the payment of service fees. Accordingly, the Portfolios, except for JHT American Asset Allocation, American Blue Chip Income and Growth, American Bond, American Diversified Growth & Income, American Fundamental Holdings, American Global Diversification, American Global Growth, American Global Small Capitalization, American Growth, American Growth-Income, American High-Income, American International and American New World make payments to JHD at an annual rate not to exceed 0.05% of Series I average daily net asset value and 0.25% of Series II average daily net asset value. Prior to May 28, 2008, American Blue Chip Income and Growth, American Bond, American Growth, American Growth-Income and American International made payments to JHT at annual rate not to exceed 0.35% of Series I average daily net asset value and 0.50% of Series II average daily net asset value. American Asset Allocation, American Blue Chip Income and Growth, American Bond, American Fundamental Holdings, American Diversified Growth & Income, American Global Diversification, American Global Growth, American Global Small Capitalization, American Growth, American Growth-Income, American High-Income Bond and American New World make payments to JHT at annual rate not to exceed 0.60% of Series I average daily net asset value, 0.75% of Series II average daily net asset value, and 0.25% of Series III average daily net asset value.

7.  TRUSTEES’ FEES The Trust compensates each Trustee who is not an employee of the Adviser or its affiliates. Total Trustees’ expenses are allocated to each Portfolio based on its average daily net asset value.

8.  PORTFOLIO SHARE TRANSACTIONS Share activity for the Portfolios for the years ended December 31, 2008 and 2007, were as follows:

All Cap Core Trust	Year ended 12-31-08		Year ended 12-31-07
	Shares	Amount	Shares	Amount
Series I shares
Sold	184,389	$2,531,303	429,637	$8,611,456
Distributions reinvested	170,434	2,052,597	142,216	2,827,369
Repurchased	(1,921,676)	(31,680,043)	(2,795,238)	(56,716,642)
Net increase (decrease)	(1,566,853)	($27,096,143)	(2,223,385)	($45,277,817)
Series II shares
Sold	45,488	$730,404	685,079	$14,141,583
Distributions reinvested	14,873	179,003	8,166	161,565
Repurchased	(279,270)	(4,658,090)	(330,882)	(6,787,125)
Net increase (decrease)	(218,909)	($3,748,683)	362,363	$7,516,023
Series NAV shares
Sold	8,854,665	$152,442,691	18,651,285	$378,105,201
Distributions reinvested	666,932	8,268,518	451,124	8,954,686
Repurchased	(22,443,191)	(265,289,388)	(276,872)	(5,654,037)
Net increase (decrease)	(12,921,594)	($104,578,179)	18,825,537	$381,405,850
Net increase (decrease)	(14,707,356)	($135,423,005)	16,964,515	$343,644,056

All Cap Growth Trust	Year ended 12-31-08		Year ended 12-31-07
	Shares	Amount	Shares	Amount
Series I shares
Sold	127,253	$1,836,810	12,881	$250,415
Distributions reinvested	38,086	426,567	5,105	100,163
Repurchased	(2,441,256)	(39,456,655)	(3,348,806)	(64,274,569)
Net increase (decrease)	(2,275,917)	($37,193,278)	(3,330,820)	($63,923,991)
Series II shares
Sold	85,252	$1,346,963	104,630	$2,056,531
Distributions reinvested	1,770	19,652	—	—
Repurchased	(420,157)	(6,925,036)	(381,670)	(7,161,018)
Net increase (decrease)	(333,135)	($5,558,421)	(277,040)	($5,104,487)
Series NAV shares
Sold	879,121	$13,216,330	1,226,456	$23,453,737
Distributions reinvested	466	5,216	9,591	184,904
Repurchased	(7,965,089)	(90,955,341)	(814,952)	(15,441,294)
Net increase (decrease)	(7,085,502)	($77,733,795)	421,095	$8,197,347
Net increase (decrease)	(9,694,554)	($120,485,494)	(3,186,765)	($60,831,131)

All Cap Value Trust	Year ended 12-31-08		Year ended 12-31-07
	Shares	Amount	Shares	Amount
Series I shares
Sold	602,985	$3,958,349	571,814	$7,362,174
Distributions reinvested	233,578	1,646,595	3,302,100	28,075,325
Repurchased	(2,146,427)	(14,934,021)	(1,314,756)	(17,270,519)
Net increase (decrease)	(1,309,864)	($9,329,077)	2,559,158	$18,166,980
Series II shares
Sold	383,141	$2,597,632	26,327	$347,275
Distributions reinvested	178,544	1,276,159	2,790,870	23,703,738
Repurchased	(1,707,511)	(11,752,158)	(1,427,868)	(18,769,727)
Net increase (decrease)	(1,145,826)	($7,878,367)	1,389,329	$5,281,286
Series NAV shares
Sold	1,401,207	$9,785,297	1,644,369	$21,614,123
Distributions reinvested	73,830	512,461	1,914,060	20,517,571
Repurchased	(1,479,610)	(9,408,278)	(19,297,654)	(250,545,239)
Net increase (decrease)	(4,573)	$889,480	(15,739,225)	($208,413,545)
Net increase (decrease)	(2,460,263)	($16,317,964)	(11,790,738)	($184,965,279)

Alpha Opportunities Trust	Period ended 12-31-08[1]
	Shares	Amount
Series NAV shares
Sold	26,357,923	$305,420,737
Distributions reinvested	8,545	91,012
Repurchased	(670,041)	(7,073,803)
Net increase (decrease)	25,696,427	$298,437,946

1	Period from 10-7-08 (commencement of operations) to 12-31-08.

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

American Asset Allocation Trust	Year ended 12-31-08[1]		Period ended 12-31-07[2]
	Shares	Amount	Shares	Amount
Series I shares
Sold	280,254	$2,764,559	—	—
Distributions reinvested	7,167	58,556	—	—
Repurchased	(37,959)	(350,491)	—	—
Net increase (decrease)	249,462	$2,472,624	—	—
Series II shares
Sold	54,986,983	$586,819,369	40,376,535	$518,060,809
Distributions reinvested	2,734,154	22,338,040	844,484	10,378,704
Repurchased	(407,897)	(3,861,742)	—	—
Net increase (decrease)	57,313,240	$605,295,667	41,221,019	$528,439,513
Series III shares
Sold	3,989,342	$39,820,168	—	—
Distributions reinvested	130,235	1,062,719	—	—
Repurchased	(68,812)	(623,805)	—	—
Net increase	4,050,765	$40,259,082	—	—
Net increase (decrease)	61,613,467	$648,027,373	41,221,019	$528,439,513

1	Series I and Series III shares began operations on 4-28-08 and 1-2-08, respectively.

2	Period from 5-1-07 (commencement of operations) to 12-31-07.

American Blue Chip Income and Growth Trust	Year ended 12-31-08[1]		Year ended 12-31-07
	Shares	Amount	Shares	Amount
Series I shares
Sold	925,280	$11,339,229	491,434	$8,611,480
Distributions reinvested	100,470	1,023,192	244,601	3,809,245
Repurchased	(318,856)	(3,973,312)	(360,601)	(6,384,112)
Net increase (decrease)	706,894	$8,389,109	375,434	$6,036,613
Series II shares
Sold	190,227	$2,248,610	200,948	$3,416,985
Distributions reinvested	538,354	5,812,898	2,249,468	35,347,153
Repurchased	(2,641,577)	(32,357,149)	(2,795,054)	(49,634,790)
Net increase (decrease)	(1,912,996)	($24,295,641)	(344,638)	($10,870,652)
Series III shares
Sold	1,711,720	$18,359,364	—	—
Distributions reinvested	66,764	572,034	—	—
Repurchased	(31,770)	(374,622)	—	—
Net increase	1,746,714	$18,556,776	—	—
Net increase (decrease)	540,612	$2,650,244	30,796	($4,834,039)

1	Series III shares began operation on 1-2-08.

American Bond Trust	Year ended 12-31-08[1]		Year ended 12-31-07
	Shares	Amount	Shares	Amount
Series I shares
Sold	415,583	$5,134,522	1,214,806	$16,175,157
Distributions reinvested	75,526	850,608	24,782	325,575
Repurchased	(445,356)	(5,674,625)	(589,618)	(7,866,383)
Net increase (decrease)	45,753	$310,505	649,970	$8,634,349
Series II shares
Sold	2,288,131	$29,608,651	33,617,516	$448,503,783
Distributions reinvested	7,156,225	81,740,732	2,639,336	34,709,540
Repurchased	(23,201,008)	(269,997,280)	(1,729,268)	(22,738,443)
Net increase (decrease)	(13,756,652)	($158,647,897)	34,527,584	$460,474,880
Series III shares
Sold	1,817,779	$21,425,887	—	—
Distributions reinvested	116,702	1,236,732	—	—
Repurchased	(147,650)	(1,625,096)	—	—
Net increase	1,786,831	$21,037,523	—	—
Net increase (decrease)	(11,924,068)	($137,299,869)	35,177,554	$469,109,229

1	Series III shares began operation on 1-2-08.

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

American Diversified Growth & Income Trust	Period ended 12-31-08[1]
	Shares	Amount
Series I shares
Sold	8,000	$100,000
Distributions reinvested	217	1,827
Net increase (decrease)	8,217	$101,827
Series II shares
Sold	56,000	$700,001
Distributions reinvested	1,467	12,341
Net increase (decrease)	57,467	$712,342
Series III shares
Sold	8,000	$100,000
Distributions reinvested	235	1,977
Net increase	8,235	$101,977
Series NAV shares
Sold	8,000	$100,001
Distributions reinvested	248	2,084
Net increase (decrease)	8,248	$102,085
Net increase (decrease)	82,167	$1,018,231

1	Period from 7-1-08 (commencement of operations) to 12-31-08.

American Fundamental Holdings Trust	Year ended 12-31-08		Period ended 12-31-07[1]
	Shares	Amount	Shares	Amount
Series I shares
Sold	—	—	8,000	$100,000
Distributions reinvested	660	$4,888	140	1,649
Net increase (decrease)	660	$4,888	8,140	$101,649
Series II shares
Sold	68,173,649	$703,066,180	4,821,718	$58,364,522
Distributions reinvested	5,636,125	41,687,926	63,186	744,966
Repurchased	—	—	—	—
Net increase (decrease)	73,809,774	$744,754,106	4,884,904	$59,109,488
Series III shares
Sold	1,748,358	$17,031,763	8,000	$100,000
Distributions reinvested	143,279	1,057,598	145	1,706
Repurchased	(18,209)	(146,510)	—	—
Net increase	1,873,428	$17,942,851	8,145	101,706
Net increase (decrease)	75,683,862	$762,701,845	4,901,189	$59,312,843

1	Period from 10-31-07 (commencement of operations) to 12-31-07.

American Global Diversification Trust	Year ended 12-31-08		Period ended 12-31-07[1]
	Shares	Amount	Shares	Amount
Series I shares
Sold	—	—	8,000	$100,000
Distributions reinvested	829	$5,677	150	1,760
Net increase (decrease)	829	$5,677	8,150	$101,760
Series II shares
Sold	62,796,308	$661,656,547	8,941,659	$107,333,083
Distributions reinvested	6,842,366	46,904,057	133,313	1,557,090
Repurchased	(1,728,347)	(14,599,532)	—	—
Net increase (decrease)	67,910,327	$693,961,072	9,074,972	$108,890,173
Series III shares
Sold	—	—	8,000	$100,000
Distributions reinvested	872	$5,965	156	1,816
Net increase	872	$5,965	8,156	$101,816
Net increase (decrease)	67,912,028	$693,972,714	9,091,278	$109,093,749

1	Period from 10-31-07 (commencement of operations) to 12-31-07.

American Global Growth Trust	Year ended 12-31-08[1]		Period ended 12-31-07[2]
	Shares	Amount	Shares	Amount
Series II shares
Sold	4,326,736	$51,000,356	17,077,898	$223,873,443
Distributions reinvested	658,267	4,943,588	323,802	4,164,097
Repurchased	(2,980,664)	(30,028,828)	(68,448)	(931,691)
Net increase (decrease)	2,004,339	$25,915,116	17,333,252	$227,105,849
Series III shares
Sold	34,892	$338,388	—	—
Distributions reinvested	1,425	10,690	—	—
Repurchased	(1,476)	(13,726)	—	—
Net increase	34,841	$335,352	—	—
Net increase (decrease)	2,039,180	$26,250,468	17,333,252	$227,105,849

1	Series III shares began operation on 1-2-08.

2	Period from 5-1-07 (commencement of operations) to 12-31-07.

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

American Global Small Capitalization Trust	Year ended 12-31-08[1]		Period ended 12-31-07[2]
	Shares	Amount	Shares	Amount
Series II shares
Sold	2,937,033	$27,234,561	6,535,961	$90,596,745
Distributions reinvested	151,408	869,117	117,639	1,522,255
Repurchased	(1,820,798)	(17,733,151)	(142,030)	(1,796,736)
Net increase (decrease)	1,267,643	$10,370,527	6,511,570	$90,322,264
Series III shares
Sold	814,593	$6,476,758	—	—
Distributions reinvested	22,409	128,180	—	—
Repurchased	(2,178)	(16,865)	—	—
Net increase	834,824	$6,588,073	—	—
Net increase (decrease)	2,102,467	$16,958,600	6,511,570	$90,322,264

1	Series III shares began operation on 1-2-08.

2	Period from 5-1-07 (commencement of operations) to 12-31-07.

American Growth Trust	Year ended 12-31-08[1]		Year ended 12-31-07
	Shares	Amount	Shares	Amount
Series I shares
Sold	2,918,466	$53,689,010	2,030,189	$47,744,059
Distributions reinvested	236,629	3,145,169	507,079	10,891,867
Repurchased	(1,437,890)	(23,390,224)	(2,382,528)	(54,678,235)
Net increase (decrease)	1,717,205	$33,443,955	154,740	$3,957,691
Series II shares
Sold	12,267,581	$173,203,866	7,372,022	$169,554,067
Distributions reinvested	2,885,468	39,660,291	8,614,278	184,420,404
Repurchased	(11,699,426)	(202,910,851)	(4,041,216)	(94,183,420)
Net increase (decrease)	3,453,623	$9,953,306	11,945,084	$259,791,051
Series III shares
Sold	804,623	$11,880,366	—	—
Distributions reinvested	24,942	277,783	—	—
Repurchased	(824)	(11,136)	—	—
Net increase	828,741	$12,147,013	—	—
Net increase (decrease)	5,999,569	$55,544,274	12,099,824	$263,748,742

1	Series III shares began operation on 1-2-08.

American Growth-Income Trust	Year ended 12-31-08[1]		Year ended 12-31-07
	Shares	Amount	Shares	Amount
Series I shares
Sold	554,147	$9,200,858	1,434,732	$30,058,964
Distributions reinvested	76,266	1,024,277	97,794	1,913,790
Repurchased	(485,861)	(6,773,874)	(1,044,087)	(21,487,136)
Net increase (decrease)	144,552	$3,451,261	488,439	$10,485,618
Series II shares
Sold	5,970,123	$83,429,403	9,314,634	$190,565,226
Distributions reinvested	3,198,888	43,571,690	5,186,494	101,479,457
Repurchased	(10,430,211)	(164,176,994)	(2,063,829)	(42,523,726)
Net increase (decrease)	(1,261,200)	($37,175,901)	12,437,299	$249,520,957
Series III shares
Sold	1,013,133	$14,417,497	—	—
Distributions reinvested	35,151	390,759	—	—
Repurchased	(2,349)	(30,558)	—	—
Net increase	1,045,935	$14,777,698	—	—
Net increase (decrease)	(70,713)	($18,946,942)	12,925,738	$260,006,575

1	Series III shares began operation on 1-2-08.

American High Income Bond Trust	Year ended 12-31-08[1]		Period ended 12-31-07[2]
	Shares	Amount	Shares	Amount
Series II shares
Sold	1,139,079	$12,103,018	3,881,272	$47,492,993
Distributions reinvested	389,265	2,966,203	243,729	2,754,133
Repurchased	(1,180,245)	(11,824,946)	(61,747)	(758,342)
Net increase (decrease)	348,099	$3,244,275	4,063,254	$49,488,784
Series III shares
Sold	13,727	$125,086	—	—
Distributions reinvested	1,015	7,722	—	—
Repurchased	(1,546)	(17,081)	—	—
Net increase	13,196	$115,727	—	—
Net increase (decrease)	361,295	$3,360,002	4,063,254	$49,488,784

1	Series III shares began operation on 1-2-08.

2	Period from 5-1-07 (commencement of operations) to 12-31-07.

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

American International Trust	Year ended 12-31-08[1]		Year ended 12-31-07
	Shares	Amount	Shares	Amount
Series I shares
Sold	1,915,489	$39,595,868	1,243,728	$33,004,383
Distributions reinvested	322,604	5,455,603	396,343	10,207,956
Repurchased	(1,369,967)	(27,533,901)	(501,799)	(13,318,656)
Net increase (decrease)	868,126	$17,517,570	1,138,272	$29,893,683
Series II shares
Sold	4,784,032	$90,675,576	4,659,560	$123,212,558
Distributions reinvested	3,003,704	52,453,877	4,525,926	116,373,520
Repurchased	(7,034,692)	(142,244,551)	(3,658,442)	(98,077,447)
Net increase (decrease)	753,044	$884,902	5,527,044	$141,508,631
Series III shares
Sold	18,749	$377,391	—	—
Distributions reinvested	1,017	14,182	—	—
Repurchased	(239)	(3,733)	—	—
Net increase	19,527	$387,840	—	—
Net increase (decrease)	1,640,697	$18,790,312	6,665,316	$171,402,314

1	Series III shares began operation on 1-2-08.

American New World Trust	Year ended 12-31-08[1]		Period ended 12-31-07[2]
	Shares	Amount	Shares	Amount
Series II shares
Sold	2,689,394	$35,317,224	5,729,344	$81,223,500
Distributions reinvested	185,379	1,501,308	122,144	1,755,212
Repurchased	(3,441,393)	(41,486,550)	(208,177)	(2,962,599)
Net increase (decrease)	(566,620)	($4,668,018)	5,643,311	$80,016,113
Series III shares
Sold	14,327	$151,061	—	—
Distributions reinvested	600	4,761	—	—
Repurchased	(827)	(9,070)	—	—
Net increase	14,100	$146,752	—	—
Net increase (decrease)	(552,520)	($4,521,266)	5,643,311	$80,016,113

1	Series III shares began operation on 1-2-08.

2	Period from 5-1-07 (commencement of operations) to 12-31-07.

Blue Chip Growth Trust	Year ended 12-31-08		Year ended 12-31-07
	Shares	Amount	Shares	Amount
Series I shares
Sold	493,474	$7,097,723	268,228	$5,605,484
Issued in reorganization (Note 9)	1,330,863	26,526,609	—	—
Distributions reinvested	487,954	9,099,078	228,073	4,610,715
Repurchased	(6,661,650)	(117,672,393)	(7,609,262)	(158,114,617)
Net increase (decrease)	(4,349,359)	($74,948,983)	(7,112,961)	($147,898,418)
Series II shares
Sold	959,529	$14,542,700	682,148	$14,645,108
Issued in reorganization (Note 9)	1,066,307	21,203,725	—	—
Distributions reinvested	137,242	2,646,035	34,558	692,003
Repurchased	(1,921,619)	(33,750,804)	(1,671,177)	(34,565,612)
Net increase (decrease)	241,459	$4,641,656	(954,471)	($19,228,501)
Series NAV shares
Sold	27,210,946	$492,404,325	23,143,880	$483,693,090
Issued in reorganization (Note 9)	47,340	941,822	—	—
Distributions reinvested	2,642,801	48,881,798	876,152	17,796,471
Repurchased	(38,454,530)	(569,985,761)	(6,089,678)	(126,817,165)
Net increase (decrease)	(8,553,443)	($27,757,816)	17,930,354	$374,672,396
Net increase (decrease)	(12,661,343)	($98,065,143)	9,862,922	$207,545,477

Capital Appreciation Trust	Year ended 12-31-08		Year ended 12-31-07
	Shares	Amount	Shares	Amount
Series I shares
Sold	412,894	$3,220,507	255,949	$2,460,773
Distributions reinvested	114,552	737,204	185,458	1,754,276
Repurchased	(4,959,613)	(41,917,597)	(6,874,069)	(65,700,122)
Net increase (decrease)	(4,432,167)	($37,959,886)	(6,432,662)	($61,485,073)
Series II shares
Sold	529,783	$4,246,471	413,842	$4,008,920
Distributions reinvested	25,944	161,754	59,014	546,339
Repurchased	(1,942,697)	(16,539,610)	(3,270,955)	(31,011,745)
Net increase (decrease)	(1,386,970)	($12,131,385)	(2,798,099)	($26,456,486)
Series NAV shares
Sold	36,648,792	$338,014,943	11,134,710	$105,699,413
Distributions reinvested	598,099	3,879,389	598,922	5,693,528
Repurchased	(30,870,030)	(222,710,262)	(3,222,392)	(31,006,345)
Net increase (decrease)	6,376,861	$119,184,070	8,511,240	$80,386,596
Net increase (decrease)	557,724	$69,092,799	(719,521)	($7,554,963)

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

Capital Appreciation Value Trust	Period ended 12-31-08[1]
	Shares	Amount
Series I shares
Sold	42,625	$525,158
Distributions reinvested	344	3,029
Repurchased	(24)	(207)
Net increase (decrease)	42,945	$527,980
Series II shares
Sold	15,571,315	$162,666,334
Distributions reinvested	92,410	815,057
Repurchased	(66,679)	(506,765)
Net increase (decrease)	15,597,046	$162,974,626
Series NAV shares
Sold	96,312	$1,072,175
Distributions reinvested	606	5,342
Repurchased	(7,313)	(67,128)
Net increase (decrease)	89,605	$1,010,389
Net increase (decrease)	15,729,596	$164,512,995

1	Period from 4-28-08 (commencement of operations) to 12-31-08.

Classic Value Trust	Year ended 12-31-08		Year ended 12-31-07
	Shares	Amount	Shares	Amount
Series I shares
Sold	420,339	$4,179,285	360,814	$5,813,684
Distributions reinvested	55,116	425,993	266,579	3,418,285
Repurchased	(1,007,234)	(10,740,629)	(602,419)	(9,498,377)
Net increase (decrease)	(531,779)	($6,135,351)	24,974	($266,408)
Series II shares
Sold	1,175,006	$11,768,492	490,659	$7,609,728
Distributions reinvested	64,988	522,879	253,231	3,271,985
Repurchased	(1,424,520)	(13,990,304)	(1,383,611)	(22,109,790)
Net increase (decrease)	(184,526)	($1,698,933)	(639,721)	($11,228,077)
Series NAV shares
Sold	354,689	$3,464,076	774,998	$12,716,276
Distributions reinvested	48,070	377,273	157,946	1,965,694
Repurchased	(508,167)	(3,781,939)	(172,522)	(2,505,104)
Net increase (decrease)	(105,408)	$59,410	760,422	$12,176,866
Net increase (decrease)	(821,713)	($7,774,874)	145,675	$682,381

Core Allocation Plus Trust	Period ended 12-31-08[1]
	Shares	Amount
Series I shares
Sold	1,308,941	$14,923,854
Distributions reinvested	9,136	76,746
Repurchased	(22,184)	(252,288)
Net increase (decrease)	1,295,893	$14,748,312
Series II shares
Sold	6,587,836	$64,369,695
Distributions reinvested	29,186	245,455
Repurchased	(31,725)	(359,183)
Net increase (decrease)	6,585,297	$64,255,967
Series NAV shares
Sold	421,519	$5,185,005
Distributions reinvested	3,230	27,132
Repurchased	(1,782)	(14,797)
Net increase (decrease)	422,967	$5,197,340
Net increase (decrease)	8,304,157	$84,201,619

1	Period from 1-2-08 (commencement of operations) to 12-31-08.

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

Core Equity Trust	Year ended 12-31-08		Year ended 12-31-07
	Shares	Amount	Shares	Amount
Series I shares
Sold	65,493	$557,329	223,616	$3,491,520
Distributions reinvested	47,028	248,335	10,840	151,144
Repurchased	(52,096)	(530,632)	(203,800)	(3,119,727)
Net increase (decrease)	60,425	$275,032	30,656	$522,937
Series II shares
Sold	1,094,069	$8,607,116	532,898	$7,688,362
Distributions reinvested	807,298	4,340,695	257,916	3,592,046
Repurchased	(1,161,276)	(10,982,084)	(1,055,166)	(15,449,227)
Net increase (decrease)	740,091	$1,965,727	(264,352)	($4,168,819)
Series NAV shares
Sold	9,428,218	$105,127,116	13,460,321	$198,011,385
Distributions reinvested	1,526,239	15,978,909	2,942,407	40,953,292
Repurchased	(56,892,043)	(369,428,166)	(1,654,555)	(25,180,373)
Net increase (decrease)	(45,937,586)	($248,322,141)	14,748,173	$213,784,304
Net increase (decrease)	(45,137,070)	($246,081,382)	14,514,477	$210,138,422

Disciplined Diversification Trust	Period ended 12-31-08[1]
	Shares	Amount
Series I shares
Sold	85,690	$1,066,286
Distributions reinvested	1,050	9,217
Repurchased	(5,099)	(59,186)
Net increase (decrease)	81,641	$1,016,317
Series II shares
Sold	13,488,619	$145,950,685
Distributions reinvested	129,778	1,140,750
Repurchased	(445,599)	(5,196,219)
Net increase (decrease)	13,172,798	$141,895,216
Series NAV shares
Sold	301,531	$3,000,493
Distributions reinvested	3,620	31,785
Repurchased	(25,725)	(198,888)
Net increase (decrease)	279,426	$2,833,390
Net increase (decrease)	13,533,865	$145,744,923

1	Period from 4-28-08 (commencement of operations) to 12-31-08.

Emerging Markets Value Trust	Year ended 12-31-08		Period ended 12-31-07[1]
	Shares	Amount	Shares	Amount
Series I shares
Sold	449,665	$4,495,770	335,792	$4,855,938
Distributions reinvested	10,277	71,255	3,080	43,091
Repurchased	(84,424)	(1,058,520)	(259,749)	(3,848,083)
Net increase (decrease)	375,518	$3,508,505	79,123	$1,050,946
Series NAV shares
Sold	17,548,655	$188,437,432	36,796,853	$482,686,362
Distributions reinvested	1,686,493	12,412,500	1,024,269	14,329,526
Repurchased	(10,179,670)	(72,669,812)	(2,299,251)	(35,810,105)
Net increase (decrease)	9,055,478	$128,180,120	35,521,871	$461,205,783
Net increase (decrease)	9,430,996	$131,688,625	35,600,994	$462,256,729

1	Period from 5-1-07 (commencement of operations) to 12-31-07.

Emerging Small Company Trust	Year ended 12-31-08		Year ended 12-31-07
	Shares	Amount	Shares	Amount
Series I shares
Sold	245,058	$4,735,752	87,095	$2,296,616
Distributions reinvested	3,369	72,129	1,911,429	46,764,200
Repurchased	(1,641,189)	(32,589,925)	(1,912,416)	(52,432,610)
Net increase (decrease)	(1,392,762)	($27,782,044)	86,108	($3,371,794)
Series II shares
Sold	401,433	$7,972,897	157,495	$4,113,604
Distributions reinvested	848	17,902	476,933	11,536,345
Repurchased	(685,837)	(14,163,345)	(666,893)	(17,929,278)
Net increase (decrease)	(283,556)	($6,172,546)	(32,465)	($2,279,329)
Series NAV shares
Sold	56,952	$1,112,638	65,399	$1,751,634
Distributions reinvested	42	910	10,824	265,139
Repurchased	(27,086)	(531,671)	(18,311)	(487,477)
Net increase (decrease)	29,908	$581,877	57,912	$1,529,296
Net increase (decrease)	(1,646,410)	($33,372,713)	111,555	($4,121,827)

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

Equity-Income Trust	Year ended 12-31-08		Year ended 12-31-07
	Shares	Amount	Shares	Amount
Series I shares
Sold	441,238	$5,498,032	422,858	$7,927,338
Distributions reinvested	2,096,014	25,987,344	6,337,678	107,820,396
Repurchased	(10,157,680)	(139,001,196)	(9,437,373)	(173,389,614)
Net increase (decrease)	(7,620,428)	($107,515,820)	(2,676,837)	($57,641,880)
Series II shares
Sold	909,601	$10,785,096	723,638	$13,330,256
Distributions reinvested	816,475	10,125,946	2,454,636	41,597,149
Repurchased	(3,913,752)	(53,530,612)	(3,575,029)	(65,178,758)
Net increase (decrease)	(2,187,676)	($32,619,570)	(396,755)	($10,251,353)
Series NAV shares
Sold	12,668,346	$160,783,540	9,002,532	$165,701,312
Distributions reinvested	4,862,498	59,802,828	12,004,934	202,905,556
Repurchased	(23,244,156)	(265,242,107)	(3,646,464)	(66,551,589)
Net increase (decrease)	(5,713,312)	($44,655,739)	17,361,002	$302,055,279
Net increase (decrease)	(15,521,416)	($184,791,129)	14,287,410	$234,162,046

Financial Services Trust	Year ended 12-31-08		Year ended 12-31-07
	Shares	Amount	Shares	Amount
Series I shares
Sold	1,783,439	$19,544,455	444,116	$8,042,486
Distributions reinvested	259,868	2,926,236	607,768	8,826,922
Repurchased	(1,173,044)	(12,562,433)	(1,762,008)	(32,589,314)
Net increase (decrease)	870,263	$9,908,258	(710,124)	($15,719,906)
Series II shares
Sold	1,079,339	$11,910,605	383,155	$6,835,560
Distributions reinvested	197,257	2,259,679	493,484	7,114,547
Repurchased	(819,777)	(8,963,432)	(1,174,991)	(21,712,503)
Net increase (decrease)	456,819	$5,206,852	(298,352)	($7,762,396)
Series NAV shares
Sold	282,236	$2,948,380	167,667	$3,042,252
Distributions reinvested	185,968	2,117,994	504,429	7,312,232
Repurchased	(786,783)	(8,676,774)	(708,049)	(12,996,873)
Net increase (decrease)	(318,579)	($3,610,400)	(35,953)	($2,642,389)
Net increase (decrease)	1,008,503	$11,504,710	(1,044,429)	($26,124,691)

Franklin Templeton Founding Allocation Trust	Year ended 12-31-08[1]		Period ended 12-31-07[2]
	Shares	Amount	Shares	Amount
Series I shares
Sold	1,582,550	$15,054,688	—	—
Distributions reinvested	58,997	424,638	—	—
Repurchased	(37,279)	(365,424)	—	—
Net increase (decrease)	1,604,268	$15,113,902	—	—
Series II shares
Sold	54,000,141	$560,122,058	95,269,120	$1,183,670,490
Distributions reinvested	7,006,898	57,066,480	497,891	6,019,506
Repurchased	(4,842,972)	(45,023,843)	(1,252,081)	(15,137,654)
Net increase (decrease)	56,164,067	$572,164,695	94,514,930	$1,174,552,342
Series NAV shares
Sold	153,319	$1,306,419	—	—
Distributions reinvested	4,834	34,127	—	—
Repurchased	(24,156)	(205,516)	—	—
Net increase (decrease)	133,997	$1,135,030	—	—
Net increase (decrease)	57,902,332	$588,413,627	94,514,930	$1,174,552,342

1	Series I and Series NAV shares began operations on 1-28-08 and 4-28-08, respectively.

2	Period from 5-1-07 (commencement of operations) to 12-31-07.

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

Fundamental Value Trust	Year ended 12-31-08		Year ended 12-31-07
	Shares	Amount	Shares	Amount
Series I shares
Sold	447,877	$5,499,955	190,672	$3,231,680
Issued in reorganization (Note 9)	33,365,186	348,058,014	—	—
Distributions reinvested	558,618	6,049,491	671,647	11,032,164
Repurchased	(3,658,936)	(44,471,451)	(2,247,518)	(38,217,942)
Net increase (decrease)	30,712,745	$315,136,009	(1,385,199)	($23,954,098)
Series II shares
Sold	2,145,915	$24,554,676	5,996,477	$101,733,103
Issued in reorganization (Note 9)	3,673,043	38,146,978	—	—
Distributions reinvested	517,469	6,730,867	1,420,442	23,244,352
Repurchased	(4,520,983)	(60,666,081)	(3,662,892)	(62,058,750)
Net increase (decrease)	1,815,444	$8,766,440	3,754,027	$62,918,705
Series NAV shares
Sold	48,120,870	$702,854,865	10,124,803	$171,330,293
Issued in reorganization (Note 9)	146,014	1,519,594	—	—
Distributions reinvested	1,508,198	18,674,408	2,571,695	42,086,544
Repurchased	(27,660,791)	(276,910,379)	(1,220,018)	(20,928,053)
Net increase (decrease)	22,114,291	$446,138,488	11,476,480	$192,488,784
Net increase (decrease)	54,642,480	$770,040,937	13,845,308	$231,453,391

Global Trust	Year ended 12-31-08		Year ended 12-31-07
	Shares	Amount	Shares	Amount
Series I shares
Sold	156,612	$1,949,331	71,491	$1,363,333
Distributions reinvested	341,678	3,664,100	1,374,515	24,854,102
Repurchased	(4,938,415)	(63,204,765)	(3,214,548)	(62,735,397)
Net increase (decrease)	(4,440,125)	($57,591,334)	(1,768,542)	($36,517,962)
Series II shares
Sold	98,869	$1,416,577	2,348,038	$46,497,142
Distributions reinvested	71,365	755,666	257,830	4,599,488
Repurchased	(849,938)	(12,369,614)	(1,105,444)	(21,628,146)
Net increase (decrease)	(679,704)	($10,197,371)	1,500,424	$29,468,484
Series NAV shares
Sold	13,701,253	$205,355,025	20,168,870	$395,581,039
Distributions reinvested	974,091	10,317,479	1,368,734	24,257,681
Repurchased	(515,747)	(7,294,510)	(171,779)	(3,283,442)
Net increase (decrease)	14,159,597	$208,377,994	21,365,825	$416,555,278
Net increase (decrease)	9,039,768	$140,589,289	21,097,707	$409,505,800

Global Allocation Trust	Year ended 12-31-08		Year ended 12-31-07
	Shares	Amount	Shares	Amount
Series I shares
Sold	348,251	$3,542,026	737,539	$9,338,547
Distributions reinvested	477,032	3,251,407	1,324,560	15,228,023
Repurchased	(2,285,835)	(22,456,084)	(1,652,379)	(20,949,598)
Net increase (decrease)	(1,460,552)	($15,662,651)	409,720	$3,616,972
Series II shares
Sold	857,856	$7,048,380	3,275,689	$41,232,507
Distributions reinvested	1,391,105	9,431,703	3,316,711	37,854,177
Repurchased	(3,131,225)	(29,626,732)	(1,765,087)	(22,318,889)
Net increase (decrease)	(882,264)	($13,146,649)	4,827,313	$56,767,795
Series NAV shares
Sold	509,987	$4,225,157	1,127,813	$14,266,406
Distributions reinvested	138,753	937,169	165,186	1,848,217
Repurchased	(103,947)	(1,018,330)	(122,545)	(1,563,210)
Net increase (decrease)	544,793	$4,143,996	1,170,454	$14,551,413
Net increase (decrease)	(1,798,023)	($24,665,304)	6,407,487	$74,936,180

Global Real Estate Trust	Year ended 12-31-08[1]		Year ended 12-31-07
	Shares	Amount	Shares	Amount
Series I shares
Sold	15,837	$163,225	—	—
Distributions reinvested	1,035	6,148	—	—
Repurchased	(125)	(942)	—	—
Net increase (decrease)	16,747	$168,431	—	—
Series NAV shares
Sold	37,017,472	$345,790,495	14,032,883	$197,680,941
Distributions reinvested	4,858,865	28,861,655	4,469,164	59,646,104
Repurchased	(8,060,799)	(61,128,369)	(3,026,083)	(46,146,352)
Net increase (decrease)	33,815,538	$313,523,781	15,475,964	$211,180,693
Net increase (decrease)	33,832,285	$313,692,212	15,475,964	$211,180,693

1	Series I shares began operation on 4-28-08.

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

Growth Equity Trust	Period ended 12-31-08[1]
	Shares	Amount
Series NAV shares
Sold	44,953,321	$544,440,410
Distributions reinvested	26,799	198,044
Repurchased	(4,923,310)	(40,290,638)
Net increase (decrease)	40,056,810	$504,347,816

1	Period from 4-25-08 (commencement of operations) to 12-31-08.

Health Sciences Trust	Year ended 12-31-08		Year ended 12-31-07
	Shares	Amount	Shares	Amount
Series I shares
Sold	2,125,542	$29,086,274	1,059,091	$17,045,790
Distributions reinvested	210,415	2,842,701	1,779,431	26,771,572
Repurchased	(3,000,456)	(37,359,402)	(1,833,102)	(28,961,168)
Net increase (decrease)	(664,499)	($5,430,427)	1,005,420	$14,856,194
Series II shares
Sold	1,029,762	$13,913,530	537,602	$8,552,474
Distributions reinvested	119,851	1,595,215	1,080,306	16,047,499
Repurchased	(1,914,218)	(23,578,517)	(1,405,785)	(21,955,494)
Net increase (decrease)	(764,605)	($8,069,772)	212,123	$2,644,479
Series NAV shares
Sold	446,470	$6,229,658	308,247	$4,909,591
Distributions reinvested	50,123	678,662	409,678	6,172,188
Repurchased	(722,868)	(8,603,710)	(364,881)	(5,809,906)
Net increase (decrease)	(226,275)	($1,695,390)	353,044	$5,271,873
Net increase (decrease)	(1,655,379)	($15,195,589)	1,570,587	$22,772,546

Income and Value Trust	Year ended 12-31-08		Year ended 12-31-07
	Shares	Amount	Shares	Amount
Series I shares
Sold	151,857	$1,436,836	226,406	$2,756,999
Distributions reinvested	1,940,125	16,255,049	4,282,034	47,268,044
Repurchased	(7,649,240)	(70,365,178)	(7,663,109)	(94,033,729)
Net increase (decrease)	(5,557,258)	($52,673,293)	(3,154,669)	($44,008,686)
Series II shares
Sold	141,706	$1,110,718	206,642	$2,465,724
Distributions reinvested	402,304	3,378,507	912,495	10,010,284
Repurchased	(2,027,028)	(18,512,940)	(1,452,231)	(17,748,528)
Net increase (decrease)	(1,483,018)	($14,023,715)	(333,094)	($5,272,520)
Series NAV shares
Sold	52,948	$504,256	104,477	$1,281,252
Distributions reinvested	10,587	87,164	21,600	237,226
Repurchased	(77,814)	(752,094)	(56,100)	(685,330)
Net increase (decrease)	(14,279)	($160,674)	69,977	$833,148
Net increase (decrease)	(7,054,555)	($66,857,682)	(3,417,786)	($48,448,058)

International Core Trust	Year ended 12-31-08		Year ended 12-31-07
	Shares	Amount	Shares	Amount
Series I shares
Sold	232,079	$2,629,666	517,874	$8,142,716
Distributions reinvested	661,609	6,089,248	1,433,150	20,752,329
Repurchased	(1,968,251)	(22,617,917)	(2,257,655)	(35,373,602)
Net increase (decrease)	(1,074,563)	($13,899,003)	(306,631)	($6,478,557)
Series II shares
Sold	386,406	$4,571,628	1,150,133	$17,987,214
Distributions reinvested	258,039	2,392,894	542,552	7,877,834
Repurchased	(1,081,982)	(12,714,311)	(1,031,248)	(16,158,678)
Net increase (decrease)	(437,537)	($5,749,789)	661,437	$9,706,370
Series NAV shares
Sold	10,032,139	$115,975,196	16,944,123	$261,562,359
Distributions reinvested	7,004,235	66,107,884	14,868,924	213,819,629
Repurchased	(43,186,940)	(519,896,489)	(4,892,276)	(77,678,169)
Net increase (decrease)	(26,150,566)	($337,813,409)	26,920,771	$397,703,819
Net increase (decrease)	(27,662,666)	($357,462,201)	27,275,577	$400,931,632

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

International Opportunities Trust	Year ended 12-31-08		Year ended 12-31-07
	Shares	Amount	Shares	Amount
Series I shares
Sold	705,330	$10,219,283	505,225	$9,513,865
Distributions reinvested	32,466	441,820	88,843	1,524,245
Repurchased	(827,745)	(11,780,522)	(344,695)	(6,327,784)
Net increase (decrease)	(89,949)	($1,119,419)	249,373	$4,710,326
Series II shares
Sold	660,779	$8,991,967	2,902,406	$55,013,194
Distributions reinvested	221,543	3,075,413	867,904	14,920,641
Repurchased	(1,793,922)	(24,914,711)	(1,467,391)	(26,915,739)
Net increase (decrease)	(911,600)	($12,847,331)	2,302,919	$43,018,096
Series NAV shares
Sold	13,151,310	$172,974,045	8,520,296	$156,180,853
Distributions reinvested	3,168,797	41,602,817	9,283,762	159,386,846
Repurchased	(8,029,228)	(76,374,852)	(5,157,203)	(101,082,822)
Net increase (decrease)	8,290,879	$138,202,010	12,646,855	$214,484,877
Net increase (decrease)	7,289,330	$124,235,260	15,199,147	$262,213,299

International Small Cap Trust	Year ended 12-31-08		Year ended 12-31-07
	Shares	Amount	Shares	Amount
Series I shares
Sold	479,336	$6,369,127	1,108,604	$26,945,881
Distributions reinvested	355,532	3,906,267	2,499,992	50,738,633
Repurchased	(2,457,362)	(36,787,475)	(2,326,819)	(54,901,459)
Net increase (decrease)	(1,622,494)	($26,512,081)	1,281,777	$22,783,055
Series II shares
Sold	404,924	$4,835,070	1,249,941	$30,187,704
Distributions reinvested	148,989	1,672,553	1,110,011	22,455,464
Repurchased	(1,459,059)	(22,448,991)	(1,030,894)	(24,208,938)
Net increase (decrease)	(905,146)	($15,941,368)	1,329,058	$28,434,230
Series NAV shares
Sold	3,253,526	$38,891,039	3,711,499	$84,341,759
Distributions reinvested	1,121,525	12,286,480	6,843,966	138,459,032
Repurchased	(7,187,637)	(122,483,298)	(6,096,399)	(144,975,266)
Net increase (decrease)	(2,812,586)	($71,305,779)	4,459,066	$77,825,525
Net increase (decrease)	(5,340,226)	($113,759,228)	7,069,901	$129,042,810

International Small Company Trust	Year ended 12-31-08		Year ended 12-31-07
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	18,625,418	$212,225,567	3,239,262	$44,973,653
Distributions reinvested	694,605	4,403,797	2,337,266	27,807,708
Repurchased	(1,516,008)	(10,465,848)	(4,652,486)	(69,313,678)
Net increase (decrease)	17,804,015	$206,163,516	924,042	$3,467,683

International Value Trust	Year ended 12-31-08		Year ended 12-31-07
	Shares	Amount	Shares	Amount
Series I shares
Sold	467,736	$5,430,265	469,808	$8,888,769
Distributions reinvested	1,528,578	17,676,577	4,894,339	84,955,114
Repurchased	(6,406,236)	(86,740,991)	(6,166,415)	(114,048,578)
Net increase (decrease)	(4,409,922)	($63,634,149)	(802,268)	($20,204,695)
Series II shares
Sold	633,376	$7,542,764	2,718,977	$49,879,763
Distributions reinvested	1,029,808	11,900,349	2,909,771	50,228,343
Repurchased	(3,725,831)	(51,393,990)	(3,493,046)	(64,420,481)
Net increase (decrease)	(2,062,647)	($31,950,877)	2,135,702	$35,687,625
Series NAV shares
Sold	10,494,980	$137,430,158	11,506,081	$211,141,532
Distributions reinvested	5,406,814	61,564,099	12,256,029	211,148,539
Repurchased	(15,975,313)	(179,384,338)	(6,787,223)	(125,945,961)
Net increase (decrease)	(73,519)	$19,609,919	16,974,887	$296,344,110
Net increase (decrease)	(6,546,088)	($75,975,107)	18,308,321	$311,827,040

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

Large Cap Trust	Year ended 12-31-08		Year ended 12-31-07
	Shares	Amount	Shares	Amount
Series I shares
Sold	110,976	$1,057,175	162,997	$2,580,754
Issued in reorganization (Note 9)	—	—	24,288,666	389,399,315
Distributions reinvested	355,305	2,927,709	1,075,021	15,481,970
Repurchased	(3,999,293)	(49,285,283)	(5,112,897)	(81,378,563)
Net increase (decrease)	(3,533,012)	($45,300,399)	20,413,787	$326,083,476
Series II shares
Sold	113,673	$1,180,061	105,978	$1,651,034
Issued in reorganization (Note 9)	—	—	1,436,659	22,953,303
Distributions reinvested	19,308	158,714	75,103	1,083,688
Repurchased	(405,367)	(4,883,952)	(364,392)	(5,776,869)
Net increase (decrease)	(272,386)	($3,545,177)	1,253,348	$19,911,156
Series NAV shares
Sold	4,684,449	$55,085,687	10,512,978	$168,580,552
Issued in reorganization (Note 9)	—	—	56,374	901,651
Distributions reinvested	374,879	3,077,758	2,031,162	29,795,501
Repurchased	(13,443,972)	(122,677,444)	(243,148)	(3,838,033)
Net increase (decrease)	(8,384,644)	($64,513,999)	12,357,366	$195,439,671
Net increase (decrease)	(12,190,042)	($113,359,575)	34,024,501	$541,434,303

Large Cap Value Trust	Year ended 12-31-08		Year ended 12-31-07
	Shares	Amount	Shares	Amount
Series I shares
Sold	449,941	$8,101,337	589,357	$13,989,775
Distributions reinvested	54,642	798,297	261,427	5,937,211
Repurchased	(1,211,707)	(22,794,155)	(1,282,717)	(30,376,994)
Net increase (decrease)	(707,124)	($13,894,521)	(431,933)	($10,450,008)
Series II shares
Sold	269,173	$5,235,879	199,438	$4,754,440
Distributions reinvested	29,497	428,753	165,552	3,748,423
Repurchased	(731,835)	(14,158,727)	(990,678)	(23,314,822)
Net increase (decrease)	(433,165)	($8,494,095)	(625,688)	($14,811,959)
Series NAV shares
Sold	9,998,901	$200,452,090	4,737,923	$111,616,412
Distributions reinvested	377,472	5,568,962	1,513,807	34,240,688
Repurchased	(15,787,032)	(218,531,066)	(367,405)	(8,746,820)
Net increase (decrease)	(5,410,659)	($12,510,014)	5,884,325	$137,110,280
Net increase (decrease)	(6,550,948)	($34,898,630)	4,826,704	$111,848,313

Mid Cap Intersection Trust	Year ended 12-31-08		Period ended 12-31-07[1]
	Shares	Amount	Shares	Amount
Series I shares
Sold	6,324	$70,960	8,089	$101,096
Distributions reinvested	19	128	—	—
Repurchased	(5,693)	(43,308)	—	—
Net increase (decrease)	650	$27,780	8,089	$101,096
Series II shares
Sold	716,635	$7,478,055	213,474	$2,602,678
Repurchased	(507,362)	(4,935,326)	(19,493)	(238,855)
Net increase (decrease)	209,273	$2,542,729	193,981	$2,363,823
Series NAV shares
Sold	156,164	$1,691,662	26,503,650	$330,634,670
Distributions reinvested	38,620	264,335	3,239	37,669
Repurchased	(14,523,169)	(126,150,572)	(371,210)	(4,670,545)
Net increase (decrease)	(14,328,385)	($124,194,575)	26,135,679	$326,001,794
Net increase (decrease)	(14,118,462)	($121,624,066)	26,337,749	$328,466,713

1	Period from 5-1-07 (commencement of operations) to 12-31-07.

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

Mid Cap Stock Trust	Year ended 12-31-08		Year ended 12-31-07
	Shares	Amount	Shares	Amount
Series I shares
Sold	969,528	$11,490,848	677,768	$11,783,220
Issued in reorganization (Note 9)	4,626,777	65,256,243	—	—
Distributions reinvested	580,091	7,877,634	5,774,084	90,958,481
Repurchased	(7,123,250)	(89,831,678)	(5,453,617)	(93,715,754)
Net increase (decrease)	(946,854)	($5,206,953)	998,235	$9,025,947
Series II shares
Sold	1,119,692	$12,841,384	1,313,994	$22,720,355
Issued in reorganization (Note 9)	1,616,943	22,457,599	—	—
Distributions reinvested	350,638	4,688,037	3,257,689	50,693,131
Repurchased	(3,767,159)	(47,314,244)	(2,356,748)	(39,525,856)
Net increase (decrease)	(679,886)	($7,327,224)	2,214,935	$33,887,630
Series NAV shares
Sold	3,313,140	$37,381,807	11,788,683	$197,700,949
Issued in reorganization (Note 9)	65,397	925,306	—	—
Distributions reinvested	1,195,314	16,280,182	9,629,823	152,288,890
Repurchased	(14,569,911)	(160,349,049)	(5,468,091)	(94,177,821)
Net increase (decrease)	(9,996,060)	($105,761,754)	15,950,415	$255,812,018
Net increase (decrease)	(11,622,800)	($118,295,931)	19,163,585	$298,725,595

Mid Cap Value Trust	Year ended 12-31-08		Year ended 12-31-07
	Shares	Amount	Shares	Amount
Series I shares
Sold	614,284	$5,294,833	438,694	$7,348,558
Distributions reinvested	864,163	8,364,028	4,559,323	65,721,362
Repurchased	(4,454,199)	(46,208,265)	(5,182,751)	(86,036,800)
Net increase (decrease)	(2,975,752)	($32,549,404)	(184,734)	($12,966,880)
Series II shares
Sold	804,976	$7,342,820	413,970	$6,262,394
Distributions reinvested	746,200	7,269,489	3,874,797	55,665,438
Repurchased	(3,481,472)	(35,260,398)	(3,876,077)	(63,077,639)
Net increase (decrease)	(1,930,296)	($20,648,089)	412,690	($1,149,807)
Series NAV shares
Sold	822,135	$6,892,991	9,805,019	$158,618,641
Distributions reinvested	541,903	5,750,285	2,070,603	27,113,810
Repurchased	(12,280,150)	(109,797,501)	(514,438)	(8,615,565)
Net increase (decrease)	(10,916,112)	($97,154,225)	11,361,184	$177,116,886
Net increase (decrease)	(15,822,160)	($150,351,718)	11,589,140	$163,000,199

Mid Cap Value Equity Trust	Year ended 12-31-08		Year ended 12-31-07
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	852,857	$6,808,840	1,835,805	$26,321,725
Distributions reinvested	299,341	3,376,657	402,335	5,554,032
Repurchased	(5,332,522)	(67,320,749)	(321,496)	(4,696,241)
Net increase (decrease)	(4,180,324)	($57,135,252)	1,916,644	$27,179,516
Net increase (decrease)	(4,180,324)	($57,135,252)	1,916,644	$27,179,516

Mid Value Trust	Year ended 12-31-08		Year ended 12-31-07
	Shares	Amount	Shares	Amount
Series I shares
Sold	4,057,313	$28,509,828	499,108	$6,644,683
Distributions reinvested	79,218	612,579	201,514	2,300,250
Repurchased	(304,595)	(2,745,969)	(125,968)	(1,616,253)
Net increase (decrease)	3,831,936	$26,376,438	574,654	$7,328,680
Series II shares
Sold	328,495	$3,014,544	449,188	$5,942,661
Distributions reinvested	40,770	374,700	340,985	3,948,497
Repurchased	(647,022)	(5,825,497)	(551,466)	(7,025,813)
Net increase (decrease)	(277,757)	($2,436,253)	238,707	$2,865,345
Series NAV shares
Sold	1,135,430	$8,432,498	1,194,067	$16,132,416
Distributions reinvested	460,553	4,143,097	3,443,188	39,731,282
Repurchased	(5,404,906)	(49,589,122)	(1,943,359)	(25,098,916)
Net increase (decrease)	(3,808,923)	($37,013,527)	2,693,896	$30,764,782
Net increase (decrease)	(254,744)	($13,073,342)	3,507,257	$40,958,807

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

Mutual Shares Trust	Year ended 12-31-08[1]		Period ended 12-31-07[2]
	Shares	Amount	Shares	Amount
Series I shares
Sold	2,513,353	$21,953,988	—	—
Distributions reinvested	27,012	193,407	—	—
Repurchased	(32,234)	(315,950)	—	—
Net increase (decrease)	2,508,131	$21,831,445	—	—
Series NAV shares
Sold	19,223,212	$193,953,114	32,172,669	$394,870,721
Distributions reinvested	642,259	4,598,576	—	—
Repurchased	(746,600)	(7,532,840)	(419,217)	(4,997,068)
Net increase (decrease)	19,118,871	$191,018,850	31,753,452	$389,873,653
Net increase (decrease)	21,627,002	$212,850,295	31,753,452	$389,873,653

1	Series I shares began operation on 1-28-08.

2	Period from 5-1-07 (commencement of operations) to 12-31-07.

Natural Resources Trust	Year ended 12-31-08		Year ended 12-31-07
	Shares	Amount	Shares	Amount
Series I shares
Sold	694,948	$15,545,042	385,862	$13,534,850
Distributions reinvested	45,856	1,171,190	421,236	12,098,406
Repurchased	(884,529)	(18,631,496)	(189,773)	(6,660,233)
Net increase (decrease)	(143,725)	($1,915,264)	617,325	$18,973,023
Series II shares
Sold	2,730,467	$69,083,592	1,726,373	$60,615,726
Distributions reinvested	341,021	9,187,355	3,819,377	109,113,279
Repurchased	(5,243,653)	(118,156,165)	(2,468,386)	(83,568,345)
Net increase (decrease)	(2,172,165)	($39,885,218)	3,077,364	$86,160,660
Series NAV shares
Sold	4,822,436	$103,976,952	5,229,497	$171,043,525
Distributions reinvested	729,353	18,278,458	10,988,451	317,591,784
Repurchased	(15,470,829)	(382,710,376)	(14,059,249)	(486,626,931)
Net increase (decrease)	(9,919,040)	($260,454,966)	2,158,699	$2,008,378
Net increase (decrease)	(12,234,930)	($302,255,448)	5,853,388	$107,142,061

Optimized All Cap Trust	Year ended 12-31-08		Year ended 12-31-07
	Shares	Amount	Shares	Amount
Series I shares
Sold	255,740	$3,280,006	206,026	$3,633,638
Distributions reinvested	193,193	1,642,293	2,692,359	42,152,828
Repurchased	(3,351,930)	(40,988,429)	(2,610,842)	(45,673,602)
Net increase (decrease)	(2,902,997)	($36,066,130)	287,543	$112,864
Series II shares
Sold	487,309	$4,789,845	9,999,652	$178,061,993
Distributions reinvested	69,799	596,955	994,457	15,131,905
Repurchased	(1,864,491)	(23,724,765)	(2,726,073)	(48,893,833)
Net increase (decrease)	(1,307,383)	($18,337,965)	8,268,036	$144,300,065
Series NAV shares
Sold	968,181	$9,607,212	31,669	$559,652
Issued in reorganization (Note 9)	118,281,586	1,718,113,023	—	—
Distributions reinvested	1,478,137	12,372,101	7,018	108,944
Repurchased	(9,978,958)	(119,454,374)	(5,013)	(89,672)
Net increase (decrease)	110,748,946	$1,620,637,962	33,674	$578,924
Net increase (decrease)	106,538,566	$1,566,233,867	8,589,253	$144,991,853

Optimized Value Trust	Year ended 12-31-08		Year ended 12-31-07
	Shares	Amount	Shares	Amount
Series I shares
Sold	15,241	$180,847	61,733	$902,949
Distributions reinvested	1,089	7,986	9,305	127,215
Repurchased	(65,697)	(759,421)	(32,600)	(465,806)
Net increase (decrease)	(49,367)	($570,588)	38,438	$564,358
Series II shares
Sold	74,058	$634,710	2,249,299	$33,537,902
Distributions reinvested	57,301	418,123	127,604	1,667,236
Repurchased	(474,278)	(5,181,426)	(583,309)	(8,492,420)
Net increase (decrease)	(342,919)	($4,128,593)	1,793,594	$26,712,718
Series NAV shares
Sold	8,982,680	$93,975,280	23,731,208	$346,723,166
Distributions reinvested	1,704,038	12,556,984	5,937,690	80,021,544
Repurchased	(27,675,569)	(208,669,395)	(511,231)	(7,519,335)
Net increase (decrease)	(16,988,851)	($102,137,131)	29,157,667	$419,225,375
Net increase (decrease)	(17,381,137)	($106,836,312)	30,989,699	$446,502,451

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

Overseas Equity Trust	Year ended 12-31-08		Year ended 12-31-07
	Shares	Amount	Shares	Amount
Series I shares
Sold	156,756	$1,894,878	196,292	$2,957,464
Distributions reinvested	23,185	292,362	52,464	728,691
Repurchased	(587,534)	(4,478,438)	(97,220)	(1,447,095)
Net increase (decrease)	(407,593)	($2,291,198)	151,536	$2,239,060
Series II shares
Sold	131,996	$1,596,112	190,134	$2,867,719
Distributions reinvested	39,917	438,460	74,876	1,038,970
Repurchased	(246,755)	(2,738,188)	(254,371)	(3,829,858)
Net increase (decrease)	(74,842)	($703,616)	10,639	$76,831
Series NAV shares
Sold	2,670,696	$30,222,179	3,358,802	$49,483,446
Distributions reinvested	3,447,576	36,993,514	5,756,582	79,373,681
Repurchased	(8,143,424)	(69,599,737)	(3,070,009)	(45,881,961)
Net increase (decrease)	(2,025,152)	($2,384,044)	6,045,375	$82,975,166
Net increase (decrease)	(2,507,587)	($5,378,858)	6,207,550	$85,291,057

Pacific Rim Trust	Year ended 12-31-08		Year ended 12-31-07
	Shares	Amount	Shares	Amount
Series I shares
Sold	1,493,290	$12,275,997	1,201,827	$16,200,213
Distributions reinvested	448,501	3,483,322	3,001,158	32,583,919
Repurchased	(3,535,614)	(29,125,569)	(2,835,478)	(36,746,340)
Net increase (decrease)	(1,593,823)	($13,366,250)	1,367,507	$12,037,792
Series II shares
Sold	910,088	$7,815,411	1,316,720	$17,370,065
Distributions reinvested	143,690	1,153,499	1,142,991	12,357,424
Repurchased	(2,488,808)	(21,487,909)	(1,594,083)	(20,695,600)
Net increase (decrease)	(1,435,030)	($12,518,999)	865,628	$9,031,889
Series NAV shares
Sold	557,130	$4,771,909	324,587	$4,312,509
Distributions reinvested	46,525	356,458	227,972	2,482,479
Repurchased	(343,671)	(2,818,156)	(285,833)	(3,770,623)
Net increase (decrease)	259,984	$2,310,211	266,726	$3,024,365
Net increase (decrease)	(2,768,869)	($23,575,038)	2,499,861	$24,094,046

Real Estate Equity Trust	Year ended 12-31-08		Year ended 12-31-07
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	19,541,151	$135,799,606	2,745,639	$38,283,964
Distributions reinvested	908,582	6,037,357	3,612,103	42,087,750
Repurchased	(11,407,834)	(90,084,541)	(3,124,799)	(51,505,847)
Net increase (decrease)	9,041,899	$51,752,422	3,232,943	$28,865,867

Real Estate Securities Trust	Year ended 12-31-08		Year ended 12-31-07
	Shares	Amount	Shares	Amount
Series I shares
Sold	768,742	$8,349,509	444,799	$9,239,251
Distributions reinvested	732,045	7,007,722	8,147,427	135,228,882
Repurchased	(4,112,653)	(45,057,200)	(4,783,357)	(97,340,877)
Net increase (decrease)	(2,611,866)	($29,699,969)	3,808,869	$47,127,256
Series II shares
Sold	1,363,628	$14,363,635	2,236,550	$45,637,654
Distributions reinvested	444,327	4,321,869	4,869,313	79,788,100
Repurchased	(3,105,397)	(34,184,432)	(3,350,289)	(66,430,348)
Net increase (decrease)	(1,297,442)	($15,498,928)	3,755,574	$58,995,406
Series NAV shares
Sold	1,454,790	$13,982,812	722,820	$13,617,580
Distributions reinvested	1,286,307	12,121,259	12,481,596	203,376,955
Repurchased	(5,428,974)	(58,185,590)	(4,610,566)	(90,330,070)
Net increase (decrease)	(2,687,877)	($32,081,519)	8,593,850	$126,664,465
Net increase (decrease)	(6,597,185)	($77,280,416)	16,158,293	$232,787,127

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

Science and Technology Trust	Year ended 12-31-08		Year ended 12-31-07
	Shares	Amount	Shares	Amount
Series I shares
Sold	856,283	$10,446,387	1,518,437	$21,817,581
Repurchased	(5,318,353)	(63,780,798)	(6,718,415)	(90,178,644)
Net increase (decrease)	(4,462,070)	($53,334,411)	(5,199,978)	($68,361,063)
Series II shares
Sold	551,797	$6,857,485	1,526,878	$21,767,417
Repurchased	(1,617,579)	(19,939,176)	(1,686,296)	(22,344,396)
Net increase (decrease)	(1,065,782)	($13,081,691)	(159,418)	($576,979)
Series NAV shares
Sold	315,508	$3,803,895	304,638	$4,409,915
Repurchased	(218,719)	(2,597,358)	(93,289)	(1,359,367)
Net increase (decrease)	96,789	$1,206,537	211,349	$3,050,548
Net increase (decrease)	(5,431,063)	($65,209,565)	(5,148,047)	($65,887,494)

Small Cap Growth Trust	Year ended 12-31-08		Year ended 12-31-07
	Shares	Amount	Shares	Amount
Series I shares
Sold	2,674,498	$18,543,249	628,620	$7,092,684
Issued in reorganization (Note 9)	201,032	1,238,199	—	—
Distributions reinvested	32,806	296,246	567,696	5,804,623
Repurchased	(622,428)	(4,985,098)	(463,598)	(5,177,637)
Net increase (decrease)	2,285,908	$15,092,596	732,718	$7,719,670
Series II shares
Sold	1,182,211	$10,269,525	1,560,451	$17,720,735
Issued in reorganization (Note 9)	757,798	4,623,567	—	—
Distributions reinvested	44,611	399,717	823,273	8,362,140
Repurchased	(1,398,013)	(11,255,223)	(1,226,969)	(13,321,651)
Net increase (decrease)	586,607	$4,037,586	1,156,755	$12,761,224
Series NAV shares
Sold	9,067,572	$68,355,234	1,274,327	$13,926,648
Issued in reorganization (Note 9)	500,528	3,088,838	—	—
Distributions reinvested	261,666	2,365,461	5,272,222	53,954,796
Repurchased	(4,248,196)	(35,006,886)	(3,746,044)	(41,723,090)
Net increase (decrease)	5,581,570	$38,802,647	2,800,505	$26,158,354
Net increase (decrease)	8,454,085	$57,932,829	4,689,978	$46,639,248

Small Cap Intrinsic Value Trust	Year ended 12-31-08[1]		Period ended 12-31-07[2]
	Shares	Amount	Shares	Amount
Series I shares
Sold	980	$10,000	—	—
Distributions reinvested	18	186	—	—
Net increase (decrease)	998	$10,186	—	—
Series NAV shares
Sold	1,063,066	$7,361,905	13,265,100	$165,806,665
Distributions reinvested	213,330	2,165,298	254,873	2,882,615
Repurchased	(5,754,160)	(59,545,068)	(210,369)	(2,687,410)
Net increase (decrease)	(4,477,764)	($50,017,865)	13,309,604	$166,001,870
Net increase (decrease)	(4,476,766)	($50,007,679)	13,309,604	$166,001,870

1	Series I shares began operations on 1-28-08.

2	Period from 5-1-07 (commencement of operations) to 12-31-07.

Small Cap Opportunities Trust	Year ended 12-31-08		Year ended 12-31-07
	Shares	Amount	Shares	Amount
Series I shares
Sold	160,983	$2,275,630	187,661	$4,405,506
Distributions reinvested	181,757	2,890,534	319,347	6,993,070
Repurchased	(978,768)	(16,155,614)	(1,464,480)	(35,204,548)
Net increase (decrease)	(636,028)	($10,989,450)	(957,472)	($23,805,972)
Series II shares
Sold	142,211	$1,839,248	139,557	$3,155,465
Distributions reinvested	129,753	2,077,012	224,730	4,892,088
Repurchased	(601,815)	(10,145,035)	(834,838)	(19,953,876)
Net increase (decrease)	(329,851)	($6,228,775)	(470,551)	($11,906,323)
Series NAV shares
Sold	366,171	$5,804,130	2,740,946	$63,848,999
Distributions reinvested	502,317	7,927,152	1,016,859	22,004,162
Repurchased	(5,017,162)	(91,214,996)	(3,121,338)	(72,612,405)
Net increase (decrease)	(4,148,674)	($77,483,714)	636,467	$13,240,756
Net increase (decrease)	(5,114,553)	($94,701,939)	(791,556)	($22,471,539)

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

Small Cap Value Trust	Year ended 12-31-08		Year ended 12-31-07
	Shares	Amount	Shares	Amount
Series I shares
Sold	1,850,538	$26,478,222	3,523,242	$67,627,194
Issued in reorganization (Note 9)	—	—	61,217	1,118,052
Distributions reinvested	138,695	1,764,269	1,105,026	19,322,901
Repurchased	(994,372)	(13,439,399)	(1,087,667)	(21,064,309)
Net increase (decrease)	994,861	$14,803,092	3,601,818	$67,003,838
Series II shares
Sold	1,227,288	$18,442,680	1,131,412	$23,208,013
Issued in reorganization (Note 9)	—	—	282,304	5,134,066
Distributions reinvested	61,160	796,513	818,239	14,656,127
Repurchased	(1,438,825)	(20,137,779)	(1,353,516)	(26,443,981)
Net increase (decrease)	(150,377)	($898,586)	878,439	$16,554,225
Series NAV shares
Sold	789,567	$10,978,547	1,068,337	$21,944,618
Issued in reorganization (Note 9)	—	—	17,218	314,156
Distributions reinvested	230,538	2,987,089	2,960,058	53,215,409
Repurchased	(4,224,940)	(61,293,726)	(2,890,251)	(56,942,837)
Net increase (decrease)	(3,204,835)	($47,328,090)	1,155,362	$18,531,346
Net increase (decrease)	(2,360,351)	($33,423,584)	5,635,619	$102,089,409

Small Company Trust	Year ended 12-31-08		Year ended 12-31-07
	Shares	Amount	Shares	Amount
Series I shares
Sold	118,502	$996,718	114,151	$1,707,472
Distributions reinvested	352	3,684	51,431	614,358
Repurchased	(135,839)	(1,039,653)	(122,055)	(1,844,199)
Net increase (decrease)	(16,985)	($39,251)	43,527	$477,631
Series II shares
Sold	76,998	$754,431	12,704	$169,307
Distributions reinvested	441	4,573	73,814	878,899
Repurchased	(162,698)	(1,614,858)	(254,329)	(3,701,462)
Net increase (decrease)	(85,259)	($855,854)	(167,811)	($2,653,256)
Series NAV shares
Sold	747,032	$6,391,347	707,955	$9,982,956
Distributions reinvested	3,838	40,263	569,266	6,831,879
Repurchased	(3,829,826)	(26,581,008)	(1,741,364)	(26,509,807)
Net increase (decrease)	(3,078,956)	($20,149,398)	(464,143)	($9,694,972)
Net increase (decrease)	(3,181,200)	($21,044,503)	(588,427)	($11,870,597)

Small Company Growth Trust	Year ended 12-31-08		Year ended 12-31-07
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	2,778,763	$28,971,854	9,445,853	$155,202,374
Distributions reinvested	292,099	4,080,626	705,712	11,110,267
Repurchased	(5,477,045)	(73,978,133)	(256,484)	(4,299,568)
Net increase (decrease)	(2,406,183)	($40,925,653)	9,895,081	$162,013,073
Net increase (decrease)	(2,406,183)	($40,925,653)	9,895,081	$162,013,073

Small Company Value Trust	Year ended 12-31-08		Year ended 12-31-07
	Shares	Amount	Shares	Amount
Series I shares
Sold	569,965	$10,023,106	190,705	$4,093,138
Distributions reinvested	246,134	4,118,221	1,922,384	37,708,874
Repurchased	(3,442,245)	(55,863,784)	(3,691,446)	(78,604,382)
Net increase (decrease)	(2,626,146)	($41,722,457)	(1,578,357)	($36,802,370)
Series II shares
Sold	675,300	$11,994,496	208,237	$4,260,685
Distributions reinvested	160,753	2,735,799	1,355,123	26,369,960
Repurchased	(2,458,580)	(39,821,653)	(2,531,567)	(54,066,796)
Net increase (decrease)	(1,622,527)	($25,091,358)	(968,207)	($23,436,151)
Series NAV shares
Sold	9,882,634	$165,641,222	3,576,237	$75,625,410
Distributions reinvested	441,102	7,072,412	2,349,941	45,368,306
Repurchased	(4,634,553)	(72,996,511)	(474,959)	(10,375,140)
Net increase (decrease)	5,689,183	$99,717,123	5,451,219	$110,618,576
Net increase (decrease)	1,440,510	$32,903,308	2,904,655	$50,380,055

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

Smaller Company Growth Trust	Period ended 12-31-08[1]
	Shares	Amount
Series NAV shares
Sold	9,633,146	$109,662,321
Repurchased	(892,292)	(11,087,021)
Net increase (decrease)	8,740,854	$98,575,300

1	Period from 10-7-08 (commencement of operations) to 12-31-08.

U.S. Large Cap Trust	Year ended 12-31-08		Year ended 12-31-07
	Shares	Amount	Shares	Amount
Series I shares
Sold	238,928	$2,614,970	254,350	$4,207,728
Distributions reinvested	597,200	5,713,783	271,870	4,387,108
Repurchased	(4,668,430)	(62,116,907)	(6,056,902)	(102,161,285)
Net increase (decrease)	(3,832,302)	($53,788,154)	(5,530,682)	($93,566,449)
Series II shares
Sold	315,034	$3,472,187	201,692	$3,305,580
Distributions reinvested	147,117	1,398,885	48,120	774,390
Repurchased	(1,079,694)	(14,573,116)	(1,669,518)	(28,355,910)
Net increase (decrease)	(617,543)	($9,702,044)	(1,419,706)	($24,275,940)
Series NAV shares
Sold	5,484,579	$76,453,234	7,568,530	$126,773,878
Distributions reinvested	103,467	1,381,402	366,507	5,889,697
Repurchased	(37,079,696)	(352,397,576)	(433,918)	(7,312,703)
Net increase (decrease)	(31,491,650)	($274,562,940)	7,501,119	$125,350,872
Net increase (decrease)	(35,941,495)	($338,053,138)	550,731	$7,508,483

U.S. Multi Sector Trust	Year ended 12-31-08		Year ended 12-31-07
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	10,870,500	$128,492,341	27,167,224	$385,840,797
Distributions reinvested	1,763,877	17,550,299	8,208,555	111,036,240
Repurchased	(86,108,750)	(981,376,949)	(8,715,578)	(124,512,686)
Net increase (decrease)	(73,474,373)	($835,334,309)	26,660,201	$372,364,351
Net increase (decrease)	(73,474,373)	($835,334,309)	26,660,201	$372,364,351

Utilities Trust	Year ended 12-31-08		Year ended 12-31-07
	Shares	Amount	Shares	Amount
Series I shares
Sold	1,711,596	$20,291,449	3,435,605	$53,930,680
Distributions reinvested	921,184	9,762,835	3,038,809	43,726,755
Repurchased	(4,205,100)	(46,977,273)	(2,467,977)	(37,862,535)
Net increase (decrease)	(1,572,320)	($16,922,989)	4,006,437	$59,794,900
Series II shares
Sold	1,069,056	$13,991,412	983,228	$15,558,464
Distributions reinvested	315,723	3,445,092	1,255,326	17,960,563
Repurchased	(2,865,288)	(34,150,925)	(1,595,401)	(24,415,926)
Net increase (decrease)	(1,480,509)	($16,714,421)	643,153	$9,103,101
Series NAV shares
Sold	1,651,419	$20,939,250	1,300,131	$20,821,557
Distributions reinvested	114,543	1,127,035	317,818	4,528,770
Repurchased	(1,728,255)	(21,303,558)	(317,455)	(5,087,641)
Net increase (decrease)	37,707	$762,727	1,300,494	$20,262,686
Net increase (decrease)	(3,015,122)	($32,874,683)	5,950,084	$89,160,687

Value Trust	Year ended 12-31-08		Year ended 12-31-07
	Shares	Amount	Shares	Amount
Series I shares
Sold	445,617	$5,410,662	643,014	$14,549,690
Distributions reinvested	611,386	8,514,019	4,814,655	88,843,708
Repurchased	(3,256,070)	(46,516,076)	(2,522,172)	(55,697,513)
Net increase (decrease)	(2,199,067)	($32,591,395)	2,935,497	$47,695,885
Series II shares
Sold	458,386	$6,077,367	550,646	$12,269,133
Distributions reinvested	113,715	1,616,860	973,375	17,865,253
Repurchased	(1,105,286)	(15,678,678)	(888,830)	(19,694,472)
Net increase (decrease)	(533,185)	($7,984,451)	635,191	$10,439,914
Series NAV shares
Sold	399,013	$5,827,365	375,591	$8,342,436
Distributions reinvested	34,092	461,210	159,645	2,870,755
Repurchased	(185,067)	(2,357,901)	(96,213)	(2,060,438)
Net increase (decrease)	248,038	$3,930,674	439,023	$9,152,753
Net increase (decrease)	(2,484,214)	($36,645,172)	4,009,711	$67,288,552

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

Value & Restructuring Trust	Year ended 12-31-08		Year ended 12-31-07
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	15,414,027	$206,091,204	6,333,151	$102,431,054
Distributions reinvested	616,133	5,280,482	964,435	15,275,405
Repurchased	(9,787,452)	(92,966,958)	(2,042,107)	(34,416,413)
Net increase (decrease)	6,242,708	$118,404,728	5,255,479	$83,290,046

Vista Trust	Year ended 12-31-08		Year ended 12-31-07
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	683,070	$7,629,825	705,952	$11,684,989
Distributions reinvested	236,462	3,565,846	870,359	15,292,216
Repurchased	(4,554,337)	(68,529,432)	(1,078,018)	(18,584,990)
Net increase (decrease)	(3,634,805)	($57,333,761)	498,293	$8,392,215

9.  PURCHASES AND SALES OF SECURITIES The following summarizes the securities transactions (except for short-term investments) for the Portfolios for the year ended December 31, 2008:

PORTFOLIO	PURCHASES OTHER ISSUERS	SALES AND MATURITIES OTHER ISSUERS
All Cap Core Trust	$1,836,337,100	$1,981,671,354
All Cap Growth Trust	296,759,426	412,763,025
All Cap Value Trust	81,498,355	100,905,748
Alpha Opportunities Trust	384,521,895	124,343,569
American Asset Allocation Trust	682,586,410	5,072,354
American Asset High-Income Bond Trust	15,348,786	11,973,879
American Blue Chip Income and Growth Trust	192,141,366	185,168,354
American Bond Trust	1,106,548,273	1,281,344,601
American Diversified Growth & Income Trust	1,089,276	55,155
American Fundamental Holding Trust	768,045,972	5,381,565
American Global Diversification Trust	720,090,907	26,114,132
American Global Growth Trust	73,119,752	30,724,370
American Global Small Capitalization Trust	43,527,767	18,010,671
American Growth Trust	426,484,126	238,976,709
American Growth-Income Trust	209,607,153	179,342,064
American International Trust	290,464,216	178,554,968
American New World Trust	42,205,950	41,772,543
Blue Chip Growth Trust	1,598,272,041	1,724,237,873
Capital Appreciation Trust	1,100,319,333	1,039,703,276
Capital Appreciation Value Trust	176,545,666	27,508,861
Classic Value Trust	43,164,607	50,676,595
Core Allocation Plus Trust	86,640,440	24,745,437
Core Equity Trust	237,454,547	495,238,933
Disciplined Diversification Trust	118,809,943	501,945
Emerging Markets Value Trust	215,418,841	86,813,970
Emerging Small Company Trust	206,056,415	241,355,596
Equity-Income Trust	606,081,806	762,051,589
Financial Services Trust	18,532,290	11,743,828
Franklin Templeton Founding Allocation Trust	613,644,623	45,877,128
Fundamental Value Trust	1,258,310,058	412,157,660
Global Trust	171,964,084	73,753,038
Global Allocation Trust	166,828,236	195,335,938
Global Real Estate Trust	763,254,669	425,053,234
Growth Equity Trust	758,046,093	260,557,704
Health Sciences Trust	112,106,867	127,491,400
Income and Value Trust	180,267,826	250,848,258
International Core Trust	721,232,453	1,056,651,415
International Opportunities Trust	1,062,771,913	953,839,715
International Small Cap Trust	93,425,060	214,205,040
International Small Company Trust	233,452,545	27,072,271
International Value Trust	235,542,186	322,467,557
Large Cap Trust	390,341,754	499,418,745
Large Cap Value Trust	621,461,554	654,373,838
Mid Cap Intersection Trust	176,177,821	291,184,279
Mid Cap Stock Trust	1,232,478,433	1,381,277,051
Mid Cap Value Trust	73,051,630	237,734,140
Mid Cap Value Equity Trust	43,912,038	103,493,049
Mid Value Trust	115,868,118	124,007,436
Mutual Shares Trust	352,478,377	162,677,046
Natural Resources Trust	178,252,292	474,314,323
Optimized All Cap Trust	3,378,846,875	1,864,699,618
Optimized Value Trust	1,198,048,528	1,292,571,968
Overseas Equity Trust	408,853,172	444,018,648
Pacific Rim Trust	75,070,802	103,126,970
Real Estate Equity Trust	194,477,137	134,847,581
Real Estate Securities Trust	422,463,836	493,123,307
Science & Technology Trust	366,721,550	406,114,048
Small Cap Growth Trust	557,189,383	495,770,101
Small Cap Intrinsic Value Trust	49,782,371	102,706,951
Small Cap Opportunities Trust	246,618,671	345,740,430
Small Cap Value Trust	147,033,170	177,017,548
Small Company Trust	53,848,742	75,895,967
Small Company Growth Trust	77,752,065	121,835,982
Small Company Value Trust	208,933,514	174,011,480
Smaller Company Growth Trust	108,694,176	14,119,348
U.S. Large Cap Trust	403,060,125	728,426,234
U.S. Multi Sector Trust	837,872,433	1,631,257,480
Utilities Trust	151,983,323	186,017,210
Value Trust	125,603,905	174,163,947
Value & Restructuring Trust	210,589,076	97,176,741
Vista Trust	182,767,189	243,513,383

PURCHASES AND SALES OF SECURITIES, CONTINUED

The following summarizes the U.S. Government securities transactions (excluding for short-term investments) for all Portfolios for the year ended December 31, 2008:

PORTFOLIO	PURCHASES	SALES
Capital Appreciation Value Trust	$2,300,098	$2,318,306
Core Allocation Plus Trust	10,350,079	3,949,470
Disciplined Diversification Trust	30,346,595	4,966,120
Global Allocation Trust	119,877,521	128,039,301
Income and Value Trust	100,185,687	112,097,415
Mutual Shares Trust	3,923,599	5,000,000

10.  INVESTMENT IN AFFILIATED UNDERLYING FUNDS The Franklin Templeton Founding Allocation invests primarily in affiliated underlying funds that are managed by affiliates of the Adviser. The Portfolio does not invest in the affiliated underlying funds for the purpose of exercising management or control; however, the Portfolio’s investment may represent a significant portion of each underlying fund’s net assets. A summary of the Franklin Templeton Founding Allocation transactions in the securities of affiliated issuers during the year ended December 31, 2008, is set forth below:

PORTFOLIO	AFFILIATE SERIES NAV	PERCENT OF UNDERLYING FUNDS’ NET ASSETS
Franklin Templeton Founding Allocation
	Global	69.79%
	Income	100.00%
	Mutual Shares	100.00%

11.  FUND MERGERS On October 14, 2008, the shareholders of the U.S. Core Trust voted to approve an Agreement and Plan of Reorganization (“the Agreement”) providing for (a) the acquisition of all the assets, subject to all of the liabilities, of the U.S. Core Trust (the “Transferor Portfolio”) in exchange for a representative amount of shares of the Fundamental Value Trust (the Acquiring Portfolio); (b) the liquidation of the Transferor Portfolio; and (c) the distribution to Transferor Portfolio shareholders of such Acquiring Portfolio shares. Based on the opinion of tax counsel, this reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized by the Transferor Portfolio or its shareholders. The expenses of the reorganization were borne by the Transferor Portfolio. The effective time of the reorganization occurred immediately after the close of regularly scheduled trading on the NYSE on November 7, 2008.

ACQUIRING PORTFOLIO	TRANSFEROR PORTFOLIO	ACQUIRED NET ASSET VALUE OF THE TRANSFEROR PORTFOLIO	DEPRECIATION OF TRANSFEROR PORTFOLIO’S INVESTMENTS	SHARES ISSUED BY ACQUIRING PORTFOLIO	ACQUIRING PORTFOLIO NET ASSETS PRIOR TO COMBINATION	ACQUIRING PORTFOLIO TOTAL NET ASSETS AFTER COMBINATION
Fundamental Value Trust	U.S. Core Trust	$387,724,586	$115,438,928	37,184,243	$1,192,278,564	$1,580,003,150

See Note 8 for capital shares issued in connection with the above referenced reorganizations.

On October 14, 2008, the shareholders of the Emerging Growth Trust and Small Cap Trust voted to approve an Agreement and Plan of Reorganization (“the Agreement”) providing for (a) the acquisition of all the assets, subject to all of the liabilities, of the Emerging Growth Trust and Small Cap Trust (the “Transferor Portfolio”) in exchange for a representative amount of shares of the Small Cap Growth Trust (the Acquiring Portfolio); (b) the liquidation of the Transferor Portfolio; and (c) the distribution to Transferor Portfolio shareholders of such Acquiring Portfolio shares. Based on the opinion of tax counsel, this reorganization does not qualify as a tax-free reorganization for federal income tax purposes and will be treated as a taxable transaction. The Acquiring Portfolio will not recognize gain or loss upon the receipt of the assets of the Transferor Portfolio. The expenses of the reorganization were borne by the Adviser. The effective time of the reorganization occurred immediately after the close of regularly scheduled trading on the NYSE on November 7, 2008.

ACQUIRING PORTFOLIO	TRANSFEROR PORTFOLIO	ACQUIRED NET ASSET VALUE OF THE TRANSFEROR PORTFOLIO	SHARES ISSUED BY ACQUIRING PORTFOLIO	ACQUIRING PORTFOLIO NET ASSETS PRIOR TO COMBINATION	ACQUIRING PORTFOLIO TOTAL NET ASSETS AFTER COMBINATION
Small Cap Growth Trust	Emerging Growth Trust	$6,227,432	1,016,442	$232,072,907	$238,300,339
Small Cap Growth Trust	Small Cap Trust	$2,723,172	442,916	$238,300,339	$241,023,511

See Note 8 for capital shares issued in connection with the above referenced reorganizations.

On April 14, 2008, the shareholders of Dynamic Growth Trust voted to approve an Agreement and Plan of Reorganization (the Agreement) providing for (a) the acquisition of all the assets, subject to all of the liabilities, of the Dynamic Growth Trust (the Transferor Portfolio) in exchange for a representative amount of shares of the Mid Cap Stock Trust (the Acquiring Portfolio); (b) the liquidation of the Transferor Portfolio; and (c) the distribution to Transferor Portfolio shareholders of such Acquiring Portfolio shares. Based on the opinion of tax counsel, this reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized by the Transferor Portfolio or its shareholders. The expenses of the reorganization were borne by the Transferor Portfolio. The effective time of the reorganization occurred immediately after the close of regularly scheduled trading on the New York Stock Exchange (NYSE) on April 25, 2008.

ACQUIRING PORTFOLIO	TRANSFEROR PORTFOLIO	ACQUIRED NET ASSET VALUE OF THE TRANSFEROR PORTFOLIO	APPRECIATION OF TRANSFEROR PORTFOLIO’S INVESTMENTS	SHARES ISSUED BY ACQUIRING PORTFOLIO	ACQUIRING PORTFOLIO NET ASSETS PRIOR TO COMBINATION	ACQUIRING PORTFOLIO TOTAL NET ASSETS AFTER COMBINATION
Mid Cap Stock Trust	Dynamic Growth Trust	$88,639,148	$705,866	6,309,117	$1,086,781,249	$1,175,420,397

See Note 8 for capital shares issued in connection with the above referenced reorganizations.

FUND MERGERS, CONTINUED

On April 14, 2008, the shareholders of Growth & Income Trust voted to approve an Agreement and Plan of Reorganization (the Agreement) providing for (a) the acquisition of all the assets, subject to all of the liabilities, of the Growth & Income Trust (the Transferor Portfolio) in exchange for a representative amount of shares of the Optimized All Cap Trust (the Acquiring Portfolio); (b) the liquidation of the Transferor Portfolio; and (c) the distribution to Transferor Portfolio shareholders of such Acquiring Portfolio shares. Based on the opinion of tax counsel, this reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized by the Transferor Portfolio or its shareholders. The expenses of the reorganization were borne by the Transferor Portfolio. The effective time of the reorganization occurred immediately after the close of regularly scheduled trading on the NYSE on April 25, 2008.

ACQUIRING PORTFOLIO	TRANSFEROR PORTFOLIO	ACQUIRED NET ASSET VALUE OF THE TRANSFEROR PORTFOLIO	APPRECIATION OF TRANSFEROR PORTFOLIO’S INVESTMENTS	SHARES ISSUED BY ACQUIRING PORTFOLIO	ACQUIRING PORTFOLIO NET ASSETS PRIOR TO COMBINATION	ACQUIRING PORTFOLIO TOTAL NET ASSETS AFTER COMBINATION
Optimized All Cap Trust	Growth & Income Trust	$1,718,113,023	$53,862,692	118,281,586	$354,488,715	$2,072,601,738

See Note 8 for capital shares issued in connection with the above referenced reorganizations.

On April 14, 2008, the shareholders of the U.S. Global Leaders Growth Trust voted to approve an Agreement and Plan of Reorganization (the Agreement) providing for (a) the acquisition of all the assets, subject to all of the liabilities, of the U.S. Global Leaders Growth Trust (the Transferor Portfolio) in exchange for a representative amount of shares of the Blue Chip Growth Trust (the Acquiring Portfolio); (b) the liquidation of the Transferor Portfolio; and (c) the distribution to Transferor Portfolio shareholders of such Acquiring Portfolio shares. Based on the opinion of tax counsel, this reorganization does not qualify as a tax-free reorganization for federal income tax purposes and will be treated as a taxable transaction. The Acquiring Portfolio will not recognize gain or loss upon the receipt of the assets of the Transferor Portfolio. The expenses of the reorganization were borne by the Transferor Portfolio. The effective time of the reorganization occurred immediately after the close of regularly scheduled trading on the NYSE on April 25, 2008.

ACQUIRING PORTFOLIO	TRANSFEROR PORTFOLIO	ACQUIRED NET ASSET VALUE OF THE TRANSFEROR PORTFOLIO	SHARES ISSUED BY ACQUIRING PORTFOLIO	ACQUIRING PORTFOLIO NET ASSETS PRIOR TO COMBINATION	ACQUIRING PORTFOLIO TOTAL NET ASSETS AFTER COMBINATION
Blue Chip Growth Trust	U.S. Global Leaders Growth Trust	$48,672,156	2,444,510	$3,371,331,898	$3,420,004,054

See Note 8 for capital shares issued in connection with the above referenced reorganizations.

On April 12, 2007, the shareholders of the Strategic Opportunities Trust voted to approve an Agreement and Plan of Reorganization (the Agreement) providing for (a) the acquisition of all the assets, subject to all of the liabilities, of the Strategic Opportunities Trust (the Transferor Portfolio) in exchange for a representative amount of shares of the Large Cap Trust (the Acquiring Portfolio); (b) the liquidation of the Transferor Portfolio; and (c) the distribution to Transferor Portfolio shareholders of such Acquiring Portfolio shares. Based on the opinion of tax counsel, this reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized by the Transferor Portfolio or its shareholders. The expenses of the reorganization were borne by the Transferor Portfolio and the Acquiring Portfolio. The effective time of the reorganization occurred immediately after the close of regularly scheduled trading on the NYSE on April 27, 2007.

ACQUIRING PORTFOLIO	TRANSFEROR PORTFOLIO	ACQUIRED NET ASSET VALUE OF THE TRANSFEROR PORTFOLIO	APPRECIATION OF TRANSFEROR PORTFOLIO’S INVESTMENTS	SHARES ISSUED BY ACQUIRING PORTFOLIO	ACQUIRING PORTFOLIO NET ASSETS PRIOR TO COMBINATION	ACQUIRING PORTFOLIO TOTAL NET ASSETS AFTER COMBINATION
Large Cap Trust	Strategic Opportunities Trust	$413,254,269	$25,931,657	25,781,699	$240,846,717	$654,100,986

See Note 8 for capital shares issued in connection with above referenced reorganizations.

On September 26, 2007, the shareholders of the Special Value Trust voted to approve an Agreement and Plan of Reorganization (the Agreement) providing for (a) the acquisition of all the assets, subject to all of the liabilities, of the Special Value Trust (the Transferor Portfolio) in exchange for a representative amount of shares of the Small Cap Value Trust (the Acquiring Portfolio); (b) the liquidation of the Transferor Portfolio; and (c) the distribution to Transferor Portfolio shareholders of such Acquiring Portfolio shares. Based on the opinion of tax counsel, this reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized by the Transferor Portfolio or its shareholders. The expenses of the reorganization were borne by the Transferor Portfolio and the Acquiring Portfolio. The effective time of the reorganization occurred immediately after the close of regularly scheduled trading on the NYSE on November 9, 2007.

ACQUIRING PORTFOLIO	TRANSFEROR PORTFOLIO	ACQUIRED NET ASSET VALUE OF THE TRANSFEROR PORTFOLIO	APPRECIATION OF TRANSFEROR PORTFOLIO’S INVESTMENTS	SHARES ISSUED BY ACQUIRING PORTFOLIO	ACQUIRING PORTFOLIO NET ASSETS PRIOR TO COMBINATION	ACQUIRING PORTFOLIO TOTAL NET ASSETS AFTER COMBINATION
Small Cap Value Trust	Special Value Trust	$6,566,274	$745,010	360,739	$434,075,923	$440,642,197

See Note 8 for capital shares issued in connection with above referenced reorganizations.

FUND MERGERS, CONTINUED

12.  SUBSEQUENT EVENT On December 19, 2008, the Board of Trustees approved an Agreement and Plan of Reorganization providing for the merger of the Acquired Portfolios listed below into the corresponding Acquiring Portfolios. A shareholder’s meeting has been scheduled for April 20, 2009 to approve the mergers. The mergers are scheduled to occur immediately after the close of business on Friday May 1, 2009, subject to regulatory and shareholder approval.

ACQUIRED PORTFOLIOS	CORRESPONDING ACQUIRING PORTFOLIOS
Core Equity Trust	Fundamental Value Trust
U.S. Large Cap Trust	American Growth-Income Trust
Income & Value Trust	American Asset Allocation Trust
Mid Cap Value Trust	Mid Value Trust
Classic Value Trust	Equity Income Trust
Small Company	Small Company Value

13.  EXPENSE RECAPTURE

Effective January 1, 2009, the Adviser may recapture operating expenses reimbursed or fees waived under previous expense limitations or waiver arrangements made subsequent to January 1, 2009, for a period of three years following the beginning of the month in which such reimbursement or waivers occurred.

John Hancock Trust
Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Trust:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the portfolios (identified in Note 1) which are part of John Hancock Trust (the “Trust”) at December 31, 2008 and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated (except as noted in the last paragraph of this report), in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian, transfer agent and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

The financial highlights for periods ending on December 31, 2004 for the Growth & Income Trust, Managed Trust, Mid Value Trust, Overseas Equity Trust, Small Cap Growth Trust, Small Cap Value Trust, Financial Services Trust, and Health Sciences Trust were audited by other auditors whose report expressed an unqualified opinion thereon.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 26, 2009

John Hancock Trust
Federal Tax information (Unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions of the Portfolios, if any, paid during its taxable year ended December 31, 2008.

The Portfolios below have designated the following amounts as capital gain dividends paid during the fiscal year.

Portfolio	Capital Gains
All Cap Value Trust	$2,453,720
American Blue Chip Income and Growth Trust	1,594,586
American Bond Trust	27,675
American Fundamental Holding Trust	21,211,080
American Global Diversification Trust	26,486,537
American Growth Trust	17,529,689
American Growth-Income Trust	21,832,932
American International Trust	20,712,273
Blue Chip Growth Trust	50,965,506
Classic Value Trust	625,412
Core Equity Trust	16,057,609
Equity-Income Trust	51,719,115
Financial Services Trust	6,376,132
Franklin Templeton Founding Allocation Trust	20,920,379
Fundamental Value Trust	16,227,445
Health Sciences Trust	1,612,114
Income & Value Trust	8,598,612
International Core Trust	12,146,664
International Opportunities Trust	10,394,126
International Small Cap Trust	6,513,656
International Value Trust	42,738,492
Mid Cap Stock Trust	26,346,853
Mid Cap Value Trust	15,125,772
Mid Cap Value Equity Trust	1,880,452
Mid Value Trust	2,145,963
Natural Resources Trust	24,850,145
Optimized All Cap Trust	129,937
Overseas Equity Trust	28,959,477
Pacific Rim Trust	1,479,995
Real Estate Securities Trust	7,065,236
Small Cap Growth Trust	3,061,424
Small Cap Opportunities Trust	7,523,237
Small Cap Value Trust	1,623,082
Small Company Growth Trust	2,601,503
Small Company Value Trust	9,516,835
Utilities Trust	5,808,835
Value Trust	6,864,770
Vista Trust	1,954,106

John Hancock Trust
Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

At its meeting on September 25-26, 2008, the Board, including all of the Independent Trustees, approved the following new portfolios for John Hancock Trust (the “Trust”):

1.	Alpha Opportunities Trust

2.	Smaller Company Growth Trust

(collectively, the “New Portfolios”)

This section describes the evaluation by the Board of Trustees of:

(a)  an amendment (the “Advisory Agreement Amendment”) to the advisory agreement between John Hancock Trust (the “Trust”) and John Hancock Investment Management, LLC (the “Adviser” or “JHIMS”) to add the New Portfolios.

(b)  an amendment to the subadvisory agreement between the Adviser and Wellington Management Company, LLP (the “Wellington”) to add the Alpha Opportunities Trust (the “Wellington Subadvisory Agreement Amendment”).

(c)  an amendment to the subadvisory agreement between the Adviser and MFC Global Investment Management (U.S.A.) Limited (“MFC Global (U.S.A.)”) to add the Smaller Company Growth Trust (the “MFC Global (U.S.A.) Subadvisory Agreement Amendment”).

(d)  the subadvisory agreement between the Adviser and Frontier Capital Management Company (“Frontier”) regarding the Smaller Company Growth Trust (the “Frontier Subadvisory Agreement”).

(e)  the subadvisory agreement between the Adviser and Perimeter Capital Management, LLC (“Perimeter”) regarding the Smaller Company Growth Trust (the “Perimeter Subadvisory Agreement”).

Wellington, MFC Global (U.S.A.), Frontier and Perimeter are collectively referred to as the “Subadvisers.”

The Wellington Subadvisory Agreement Amendment and the MFC Global (U.S.A.) Subadvisory Agreement Amendment are collectively referred to as the “Subadvisory Agreement Amendments.”

The Frontier Subadvisory Agreement and the Perimeter Subadvisory Agreement are collectively referred to as the “Subadvisory Agreements.”

Evaluation by the Board of Trustees

The Board, including the Independent Trustees, is responsible for selecting the Trust’s Adviser, approving the Adviser’s selection of subadvisers for each of the portfolios of the Trust (the “Funds”) and approving the Trust’s advisory and subadvisory agreements (and any sub-subadvisory agreements), their periodic continuation and any amendments. Consistent with SEC rules, the Board regularly evaluates the Trust’s advisory and subadvisory arrangements, including consideration of the factors listed below. The Board may also consider other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board is furnished with an analysis of its fiduciary obligations in connection with its evaluation and, throughout the evaluation process, the Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel. The factors considered by the Board are:

1.	the nature, extent and quality of the services to be provided by the Adviser to the Trust and by the subadvisers to the Funds;

2.	the investment performance of the Funds and their subadvisers;

3.	the extent to which economies of scale would be realized as a Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund shareholders;

4.	the costs of the services to be provided and the profits to be realized by the Adviser and its affiliates (including any subadvisers that are affiliated with the Adviser) from the Adviser’s relationship with the Trust; and

5.	comparative services rendered and comparative advisory and subadvisory fee rates.

The Board believes that information relating to all of these factors is relevant to its evaluation of the Trust’s advisory agreement. With respect to its evaluation of subadvisory agreements (including any sub-subadvisory agreements) with entities that are not affiliated with the Adviser, the Board believes that, in view of the Trust’s “manager-of-managers” advisory structure, the profits to be realized by those subadvisers that are not affiliated with the Adviser from their relationship with the Trust generally are not a material factor in the Board’s consideration of these subadvisory agreements because such fees are paid by the Adviser and not by the Funds and the Board relies on the ability of the Adviser to negotiate the subadvisory fees at arms-length.

In evaluating subadvisory arrangements, the Board also considers any other material business relationships that unaffiliated subadvisers and their affiliates have with the Adviser or its affiliates, including the involvement by certain affiliates of certain subadvisers in the distribution of financial products, including shares of the Trust, offered by the Adviser and other affiliates of the Adviser (“Material Relationships”).

Approval of Advisory Agreement

At its meeting on September 25-26, 2008, the Board, including all the Independent Trustees, approved the Advisory Agreement Amendment.

In approving the Advisory Agreement Amendment, and with reference to the factors that it regularly considers, the Board:

(1)–(a) considered the high value to the Trust of continuing its relationship with JHIMS as the Trust’s adviser, the skills and competency with which JHIMS has in the past managed the Trust’s affairs and its subadvisory relationships, JHIMS’s oversight and monitoring of the subadvisers’ investment performance and compliance programs including its timeliness in responding to performance issues and the qualifications of JHIMS’ personnel,

(b)  considered JHIMS’s compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments, and

(c)  considered JHIMS’s administrative capabilities, including its ability to supervise the other service providers for the Funds and concluded that JHIMS may reasonably be expected to perform its services under the Advisory Agreement with respect to the New Portfolios;

(2)–reviewed the advisory fee structure for the New Portfolios and the incorporation of the subadvisory fee breakpoints (as described below under “Approval of Subadvisory Agreements” below) and concluded that, although economies of scale cannot be measured with precision, these arrangements permit shareholders of the New Portfolios to benefit from economies of scale if the assets of such funds grow;

(3)–with respect to each Fund (except those listed below), considered that the Adviser has agreed to waive its management fee for each of these Funds (the “Participating Portfolios”) or otherwise reimburse the expenses of the Participating Portfolios as follows (the “Reimbursement”): The Reimbursement shall equal, on an annualized basis, 0.02% of that portion of the aggregate net assets of all the Participating Portfolios that exceed $50 billion. The amount of the Reimbursement shall be calculated daily and allocated among all the Participating Portfolios in proportion to the daily net assets of each Participating Portfolio, and that Reimbursement may be terminated or modified by the Adviser only upon notice to the Trust and approval of the Board of Trustees of the Trust. (The Funds that are not Participating Portfolios as of the date of this semi-annual report are: each Lifestyle Trust, each Lifecycle Trust, American Bond Trust, American Growth Trust, American International Trust, American Blue Chip Income and Growth Trust, American Growth-Income Trust, American Asset Allocation Trust, American Global Growth Trust, American Global Small Capitalization Trust, American High-Income Trust, American New World Trust, Money Market Trust B, 500 Index Trust B, International Equity Index Trust B, Bond Index Trust B, Absolute

John Hancock Trust
Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

Return Trust, Index Allocation Trust, Franklin Templeton Founding Allocation Trust, American Fundamental Holdings Trust, American Global Diversification Trust, American Diversified Growth & Income Trust and the BlackRock Global Allocation Trust.)

(4)–(a) reviewed and considered an analysis presented by JHIMS regarding the anticipated profitability of the JHIMS’s and its affiliates’ relationship with the New Portfolios and whether JHIMS has the financial ability to provide a high level of services to the New Portfolios,

(b)  considered that JHIMS derives reputational and other indirect benefits from providing advisory services to the New Portfolios,

(c)  noted that JHIMS will pay the subadvisory fee out of the advisory fees JHIMS will receive from the New Portfolios and concluded that the advisory fees to be paid by the Trust with respect to the new Portfolios is not unreasonable in light of such information, and

(d)  considered that the Adviser should be entitled to earn a reasonable level of profits in exchange for the level of services it will provide to each New Portfolio and the entrepreneurial risk that it assumes as Adviser.

Based upon its review, the Board concluded that the Advisor and its affiliates’ anticipated level of profitability, if any, from their relationship with each New Portfolio was reasonable and not excessive.

(4)–reviewed comparative information with respect to the advisory fee rates and concluded that anticipated advisory fees for the New Portfolios are generally within a competitive range of those incurred by other comparable funds. In this regard, the Board took into account management’s discussion with respect to the advisory fee structure. The Board also noted that the Adviser pays the subadvisory fees of New Portfolios. The Board also took into account the level and quality of services expected to be provided by JHIMS with respect to the New Portfolios, as well as the other factors considered.

Additional information that the Board considered in approving the Advisory Agreement Amendment is set forth in Appendix A.

Approval of Subadvisory Agreements

At its meeting on September 25–26, 2008, the Board, including all the Independent Trustees, approved the Subadvisory Agreements and the Subadvisory Agreement Amendments.

In making its determination with respect to the Subadvisory Agreements and the Subadvisory Agreement Amendments and with reference to the factors that it considers, the Board reviewed or considered:

(1)	information relating to each Subadviser’s business, including, in the case of Wellington and MFC Global (U.S.A.), with respect to current subadvisory services to the Trust,

(2)	that Wellington and MFC Global (U.S.A.) currently provides subadvisory services to the Trust or John Hancock Funds II,

(3)	that each Subadviser has extensive experience and demonstrated skills as a manager;

(3)	the investment performance of any other Trust or John Hancock Funds II funds managed by the Wellington or MFC Global (U.S.A.);

(4)	the proposed subadvisory fee for each New Portfolio and comparative fee information.

The Board’s decision to approve the Subadvisory Agreements and the Subadvisory Agreement Amendments was based on a number of considerations, including the following:

(1)	With respect to the Subadvisory Agreement Amendments, Wellington and MFC Global (U.S.A.) currently manages other funds of the Trust and John Hancock Funds II and the Board is generally satisfied with each Subadviser’s management of these funds;

(2)	The subadvisory fees under the Subadvisory Agreements and the Subadvisory Agreement Amendments are: (i) within industry norms, (ii) paid by the Adviser and not by the New Portfolios, and in the case each agreement except the MFC Global (U.S.A.) Subadvisory Agreement are a product of arms-length negotiation between the Adviser and the Subadviser;

(3)	Subadvisory breakpoints are reflected as breakpoints in the advisory fees for each New Portfolio;

(4)	the performance of the comparably managed portfolios of the Subadviser as set forth in Appendix A.

John Hancock Trust
Appendix A

TRUST (SUBADVISER)	Comparable Fund Performance as of June 30, 2008	Estimated Fees and Expenses as of June 30, 2008
Alpha Opportunities Trust (Wellington Management Company)	The subadviser’s composite performance track record is above its peer group and index for the 1- and 3-periods.	Estimated subadvisory fees for this Trust are higher than its peer group median. Estimated advisory fees for this Trust are higher than its peer group median.
Smaller Company Growth Trust (MFC Global (U.S.A.), Perimeter Capital Management, and Frontier Asset Management)
The combined performance of the subadvisers’ composite track record is above its peer group for the 1-, 3-, and 5-year periods and above its index for the 3- and 5-year periods but below its index for the 1- year period.
Estimated subadvisory fees for this Trust were lower than its peer group median. Estimated advisory fees for this Trust were lower than its peer group median.

John Hancock Trust
Evaluation of Subadvisory Agreements by the Board of Trustees

Considerations by the Board of Trustees

At its meeting on December 17–19, 2008, the Board, including all of the Independent Trustees, approved the following new subadvisory agreements:

(i)  a new subadvisory agreement (the “Davis Subadvisory Agreement”) for the Core Equity Trust with Davis Selected Advisers, L.P. (“Davis”) due to the resignation of Legg Mason Capital Management, Inc. (“Legg Mason”) as the subadviser to the Core Equity Trust.

(ii)  a new subadvisory agreement (the “T. Rowe Subadvisory Agreement”) for the Mid Cap Value Trust, the Small Company Trust and the Classic Value Trust with T. Rowe Price Associates, Inc. (“T. Rowe Price”) due to the termination of Lord Abbett & Co. LLC as subadviser to the Mid Cap Value Trust, the resignation of American Century Investment Management, Inc. as the subadviser to the Small Company Trust and the resignation of Pzena Investment Management, LLC as the subadviser to the Classic Value Trust.

(iii)  a new subadvisory agreement (the “DFA Subadvisory Agreement”) for the Small Cap Opportunities Trust due to the resignation of Munder Capital Management as the subadviser to the Small Cap Opportunities Trust.

The Core Equity Trust, the Mid Cap Value Trust, the Small Company Trust, the Classic Value Trust and the Small Cap Opportunities Trust are collectively referred to as the “Funds.”

Davis, T. Rowe Price and DFA are collectively referred to as the “Subadvisers.”

The Davis Subadvisory Agreement, the T. Rowe Subadvisory Agreement and the DFA Subadvisory Agreement are collectively referred to as the “New Subadvisory Agreements.”

The Board, including the Independent Trustees, is responsible for selecting John Hancock Trust’s (the “Trust”) investment adviser, approving the Adviser’s selection of Trust subadvisers and approving the Trust’s advisory and subadvisory agreements, their periodic continuation and any amendments. Consistent with SEC rules, the Board regularly evaluates the Trust’s advisory and subadvisory arrangements, including consideration of the factors listed below. The Board may also consider other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board is furnished with an analysis of its fiduciary obligations in connection with its evaluation and, throughout the evaluation process, the Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel. The factors considered by the Board are:

1.	the nature, extent and quality of the services to be provided by the Adviser to the Trust and by the subadviser to the Fund;

2.	the investment performance of the Fund and its subadviser;

3.	the extent to which economies of scale would be realized as a Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders of the Fund;

4.	the costs of the services to be provided and the profits to be realized by the Adviser (including any subadvisers affiliated with the Adviser) and its affiliates from the Adviser’s relationship with the Trust; and

5.	comparative services rendered and comparative advisory and subadvisory fee rates.

The Board believes that information relating to all these factors is relevant to its evaluation of the Trust’s advisory agreements. With respect to its evaluation of subadvisory agreements with subadvisers not affiliated with the Adviser, the Board believes that, in view of the Trust’s “manager-of-managers” advisory structure, the profits to be realized by those subadvisers that are not affiliated with the Adviser from their relationship with the Trust, generally, are not a material factor in the Board’s consideration of these subadvisory agreements because such fees are paid to subadvisers by the Adviser and not by the Funds and because the Board relies on the ability of the Adviser to negotiate such subadvisory fees at arms-length.

In evaluating subadvisory arrangements, the Board also considers other material business relationships that unaffiliated subadvisers and their affiliates have with the Adviser or its affiliates, including the involvement by certain affiliates of certain subadvisers in the distribution of financial products, including shares of the Trust, offered by the Adviser and other affiliates of the Adviser (“Material Relationships”).

In making its determination with respect to the factors that it considers, the Board reviewed:

1.	information relating to the Subadviser’s current subadvisory services to the Trust (and other funds in the John Hancock family of funds),

2.	the performance of the Fund and the performance of other funds managed by the Subadviser with investment policies similar to those of the Fund;

3.	the subadvisory fee for the Fund, including breakpoints; and

4.	information relating to the nature and scope of Material Relationships and their significance to the Adviser and each Subadviser.

Particular considerations of the Board in approving the New Subadvisory Agreements included the following:

1.	Each Subadviser has demonstrated skills as a manager, is currently the subadviser to other funds of John Hancock Trust and John Hancock Funds II and may be expected to provide a high quality of investment management services and personnel to the Funds;

2.	The performance of other Funds managed by the Subadviser with investment policies similar to those of the Fund as set forth in Appendix A.

2.	The subadvisory fee with respect to each Fund under the New Subadvisory Agreement (i) is the product of arms-length negotiation between the Adviser and the Subadviser, (ii) is within industry norms, (iii) is the same as the subadvisory fee under the prior subadvisory agreement except in the case of the subadvisory fee for the Small Cap Opportunities Trust where the subadvisory fee is lower than the subadvisory fee under the prior agreement; and (iv) is paid by the Adviser and not by the Fund.

4.	The additional considerations as set forth in Appendix A.

John Hancock Trust
Appendix A

TRUST (SUBADVISER)	Comparable Fund Performance as of September 30, 2008	Fees and Expenses as of September 30, 2008	Other Comments
Core Equity Trust (Davis)
The Fundamental Value Trust, a fund managed by Davis in a style similar to the Core Equity Trust, has outperformed its peer group average and benchmark index over the one- and five- year periods. The Fundamental Value Trust also outperformed its peer group average and underperformed its benchmark over the three- year period.
		Subadvisory fees for this Trust were lower than its peer group median. Advisory fees for this Trust were higher than its peer group median.	The Board noted that the subadviser manages several other John Hancock Trust and John Hancock Funds II funds and that it is generally satisfied with the performance of these funds.
Mid Cap Value Trust (T. Rowe Price)
The Mid Value Trust, a fund managed by T. Rowe Price in a style similar to the Mid Cap Value Trust, has outperformed its peer group average over the one-, three- and five- year periods. The Mid Cap Value Trust also outperformed its benchmark index over the one- and three- year periods and underperformed its benchmark index over the five- and ten- year periods and its peer group average over the ten- year period.
		Subadvisory fees for this Trust were lower than its peer group median. Advisory fees for this Trust were higher than its peer group median.	The Board noted that the subadviser manages several other John Hancock Trust and John Hancock Funds II funds and that it is generally satisfied with the performance of these funds.
Small Company Trust (T. Rowe Price)
The Small Company Value Trust, a fund managed by T. Rowe Price in a style similar to the Small Company Trust, has outperformed its peer group average and benchmark index over the one- and five- year period, and underperformed its peer group average and benchmark index over the ten- year period.
		Subadvisory fees for this Trust were higher than its peer group median. Advisory fees for this Trust were higher than its peer group median.	The Board noted that the subadviser manages several other John Hancock Trust and John Hancock Funds II funds and that it is generally satisfied with the performance of these funds.
Classic Value Trust (T. Rowe Price)
The Equity Income Trust, a fund managed by T. Rowe Price in a style similar to the Classic Value Trust, has outperformed its peer group average and benchmark index over the one- and ten- year periods. The Equity Income Trust also outperformed its peer group average and underperformed its benchmark over the five- year period.
		Subadvisory fees for this Trust were equal to its peer group median. Advisory fees for this Trust were higher than its peer group median.	The Board noted that the subadviser manages several other John Hancock Trust and John Hancock Funds II funds and that it is generally satisfied with the performance of these funds.

John Hancock Trust
Appendix A

TRUST (SUBADVISER)	Comparable Fund Performance as of September 30, 2008	Fees and Expenses as of September 30, 2008	Other Comments
Small Cap Opportunities Trust (DFA)
The DFA U.S. Targeted Value Fund, a fund managed by the subadviser in a style similar to the Small Cap Opportunities Trust, has outperformed its peer group average and benchmark index over the five- year period. The fund also outperformed its peer group average and under-performed its benchmark index over the three- year period. The fund underperformed its peer group average and benchmark index over the one- year period.
		Subadvisory fees for this Trust were higher than its peer group median. Advisory fees for this Trust were higher than its peer group median.	The Board noted that the subadviser manages several other John Hancock Trust and John Hancock Funds II funds and that it is generally satisfied with the performance of these funds.

John Hancock Trust
Special Shareholder Meeting (Unaudited)

On October 14, 2008, a Special Meeting of the Shareholders of the Managed Trust, Emerging Growth Trust, Small Cap Trust, and U.S. Core Trust, each a series of JHT was held at 601 Congress Street, Boston, Massachusetts at 10 a.m., Eastern Time for the purpose of considering and voting upon:

Proposal 1:	Approval of the Agreement and Plan of Reorganization providing for the combination of the Managed Trust into the Lifestyle Balanced Trust.

FOR	AGAINST	ABSTAIN
87,638,618.071	3,977,620.271	9,443,577.658

Proposal 2:	Approval of the Agreement and Plan of Reorganization providing for the combination of the Emerging Growth Trust into the Small Cap Growth Trust.

FOR	AGAINST	ABSTAIN
1,744,624.213	193,291.129	64,513.658

Proposal 3:	Approval of the Agreement and Plan of Reorganization providing for the combination of the Small Cap Trust into the Small Cap Growth Trust.

FOR	AGAINST	ABSTAIN
7,956,091.994	0	72,811.006

Proposal 4:	Approval of the Agreement and Plan of Reorganization providing for the combination of the U.S. Core Trust into the Fundamental Value Trust.

FOR	AGAINST	ABSTAIN
31,586,685.065	877,568.523	2,519,701.412

John Hancock Trust
Trustees and Officers Information

The Trustees and Officers of the Trust, together with information as to their principal occupations during the past five years, are listed below. Each Trustee oversees all Trust portfolios.

INDEPENDENT TRUSTEES

Name, Address and Year of Birth	Position with the Trust[1]	Principal Occupation(s) and Other Directorships During Past Five Years
Charles L. Bardelis[2] 601 Congress Street Boston, MA 02210 Born: 1941	Trustee (since 1988)	Director, Island Commuter Corp. (Marine Transport). Trustee of John Hancock Fund II since 2005 and former Trustee of John Hancock Funds III (2005-2006).
Peter S. Burgess[2] 601 Congress Street Boston, MA 02210 Born: 1942	Trustee (since 2005)
Consultant (financial, accounting and auditing matters) (since 1999). Certified Public Accountant, Partner; Arthur Andersen (independent public accounting firm) (prior to 1999).

Director of the following publicly traded companies: PMA Capital Corporation (since 2004) and Lincoln Educational Services Corporation (since 2004).

Trustee of John Hancock Fund II since 2005 and former Trustee of John Hancock Funds III (2005-2006).

Elizabeth G. Cook[3] 601 Congress Street Boston, MA 02210 Born: 1937	Trustee (since 2005)
Expressive Arts Therapist, Massachusetts General Hospital (September 2001-June 2007); Expressive Arts Therapist, Dana Farber Cancer Institute (September 2000 to January 2004).

Trustee of John Hancock Funds II (since 2005) and former Trustee of John Hancock Funds III (2005-2006).

Theron S. Hoffman[3,4] Born: 1947	Trustee (since September 2008)
Trustee of John Hancock Trust and John Hancock Funds II (since September 2008); Chief Executive Officer, T. Hoffman Associates, LLC (2003-Present); Director, The Todd Organization (2003-Present); President, Westport Resources Management (2006-2008); Partner/Operating Head & Senior Managing Director, Putnam Investments (2000-2003).

Hassell H. McClellan[3] 601 Congress Street Boston, MA 02210 Born: 1945	Trustee (since 2005)
Associate Professor, The Graduate School of the Wallace E. Carroll School of Management, Boston College.

Trustee of John Hancock Funds II (since 2005) and former Trustee of John Hancock Funds III (2005-2006).

Trustee of Phoenix Edge Series Fund (since 2008).

James M. Oates[3] 601 Congress Street Boston, MA 02210 Born: 1946	Chairman (since 2005) Trustee (since 2004)
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman, Emerson Investment Management, Inc. (since 2000); Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2006).

Director of the following publicly traded companies: Stifel Financial (since 1996); Investor Financial Services Corporation (since 1995); and Connecticut River Bancorp, Director (since 1998). Director, Virtus Investment Management (since 2009); and Emerson Investment Management (since 2000).

Trustee of John Hancock Funds II (since 2005) and former Trustee by John Hancock Funds III (2005–2006).

Steven M. Roberts[2,4] Born: 1944	Trustee (since September 2008)	Trustee of John Hancock Trust and John Hancock Funds II (since September 2008); Board of Governors Deputy Director, Federal Reserve System (2005-2008); Partner, KPMG (1987-2004).
F. David Rolwing[3] 601 Congress Street Boston, MA 02210 Born: 1934	Trustee (since 1997)	Former Chairman, President and CEO, Montgomery Mutual Insurance Company, 1991 to 1999. (Retired 1999).

John Hancock Trust
Trustees and Officers Information

NON-INDEPENDENT TRUSTEES

Name, Address and Year of Birth	Position with the Trust	Principal Occupation(s) and Other Directorships During Past Five Years
James R. Boyle[5] 601 Congress Street Boston, MA 02210 Born: 1959	Trustee (since 2005)
Executive Vice President, Manulife Financial Corporation (since 1999); Director and President, John Hancock Variable Life Insurance Company (since 2007); Director and Executive Vice President, John Hancock Life Insurance Company (since 2004); Chairman and Director, John Hancock Advisers, LLC (the Adviser), John Hancock Funds, LLC (John Hancock Funds) and The Berkeley Financial Group, LLC (The Berkeley Group) (holding company) (since 2005); Chairman and Director, John Hancock Investment Management Services, LLC (since 2006); Senior Vice President, The Manufacturers Life Insurance Company (U.S.A.) (until 2004).

Grace K. Fey[3,6] Born: 1946	Trustee (since September 2008)
Trustee of John Hancock Trust and John Hancock Funds II (since September 2008); Chief Executive Officer, Grace Fey Advisors (2007- Present); Director & Executive Vice President, Frontier Capital Management Company (1988-2007).

TRUSTEE EMERITUS

John D. Richardson[8] 601 Congress Street Boston, MA 02210 Born: 1938	Trustee (1997 to 2006) Trustee Emeritus (since December 2006)
Retired; Former Senior Executive Vice President, Office of the President, Manulife Financial, February 2000 to March 2002 (Retired, March 2002); Executive Vice President and General Manager, U.S. Operations, Manulife Financial, January 1995 to January 2000.
Director of BNS Split Corp. and BNS Split Corp. II, publicly traded companies listed on the Toronto Stock Exchange (2005-2007).

OFFICERS OF THE TRUST

Keith F. Hartstein[7] Born: 1956	President and Chief Executive Officer (since 2005)
Senior Vice President, Manulife Financial Corporation (since 2004); Director, President and Chief Executive Officer, the Adviser, The Berkeley Group, John Hancock Funds, LLC (since 2005); Director, MFC Global Investment Management (U.S.), LLC (“MFC Global (U.S.)”) (since 2005); Chairman and Director, John Hancock Signature Services, Inc. (since 2005); Director, President and Chief Executive Officer, John Hancock Investment Management Services, LLC (since 2006); President and Chief Executive Officer, John Hancock Funds II, John Hancock Funds III, and John Hancock Trust; Director, Chairman and President, NM Capital Management, Inc. (since 2005); Member and former Chairman, Investment Company Institute Sales Force Marketing Committee (since 2003); President and Chief Executive Officer, MFC Global (U.S.) (2005-2006); Executive Vice President, John Hancock Funds, LLC (until 2005).

Thomas M. Kinzler[7] Born: 1955	Secretary and Chief Legal Officer (since 2006)
Vice President and Counsel, John Hancock Life Insurance Company (U.S.A.) (since 2006); Secretary and Chief Legal Officer, John Hancock Funds, John Hancock Funds II and John Hancock Trust (since 2006); Vice President and Associate General Counsel, Massachusetts Mutual Life Insurance Company (1999-2006); Secretary and Chief Legal Counsel, MML Series Investment Fund (2000-2006); Secretary and Chief Legal Counsel, MassMutual Institutional Funds (2000-2004); Secretary and Chief Legal Counsel, MassMutual Select Funds and MassMutual Premier Funds (2004-2006).

Francis V. Knox, Jr.[7] Born: 1947	Chief Compliance Officer (since 2005)
Vice President and Chief Compliance Officer, John Hancock Investment Management Services, LLC, the Adviser and MFC Global (U.S.) (since 2005); Vice President and Chief Compliance Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2005); Vice President and Assistant Treasurer, Fidelity Group of Funds (until 2004); Vice President and Ethics & Compliance Officer, Fidelity Investments (until 2001).

John Hancock Trust
Trustees and Officers Information

Name, Address and Year of Birth	Position with the Trust	Principal Occupation(s) and Other Directorships During Past Five Years
Charles A. Rizzo[7] Born: 1957	Chief Financial Officer (since 2005)
Chief Financial Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2007); Assistant Treasurer, Goldman Sachs Mutual Fund Complex (registered investment companies) (2005-2007); Vice President, Goldman Sachs (2005-2007); Managing Director and Treasurer of Scudder Funds, Deutsche Asset Management (2003-2005); Director, Tax and Financial Reporting, Deutsche Asset Management (2002-2003); Vice President and Treasurer, Deutsche Global Fund Services (Deutshce Registered Investment Companies) (1999-2002).

Gordon M. Shone[7] Born: 1956	Treasurer (since 2005)
Senior Vice President, John Hancock Life Insurance Company (U.S.A.) (since 2001); Treasurer for John Hancock Funds (since 2006); John Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2005); Vice President and Chief Financial Officer, John Hancock Trust (2003-2005); Vice President, John Hancock Investment Management Services, LLC, John Hancock Advisers, LLC (since 2006), and The Manufacturers Life Insurance Company (U.S.A.) (1998-2000).

John G. Vrysen[7] Born: 1955	Chief Operating Officer (since 2005)
Senior Vice President, MFC (since 2006); Director, Executive Vice President and Chief Operating Officer, the Adviser, The Berkley Group, John Hancock Investment Management Services, LLC and John Hancock Funds, LLC (since 2007); Chief Operating Officer, John Hancock Funds (“JHF”), John Hancock Funds II (“JHF II”), John Hancock Funds III (JHF III“) and John Hancock Trust (”JHT“) (since 2007), Director, John Hancock Signature Services, Inc. (since 2005); Chief Financial Officer, the Adviser, The Berkley Group, MFC Global Investment Management (US), John Hancock Investment Management Services, LLC, John Hancock Funds, LLC, JHF, JHF II, JHF III and JHT (2005-2007); Vice President, MFC (until 2006).

1	Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified. Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) with cause or without cause, by the action of two-thirds of the remaining Trustees or by action of two-thirds of the outstanding Shares of the Trust.

2	Member of Audit Committee

3	Member of Compliance Committee.

4	Mr. Hoffman and Mr. Roberts were appointed by the Board as Trustees on September 26, 2008.

5	The Trustee is an “interested person” (as defined in the 1940 Act) due to his position with Manulife Financial Corporation (or its affiliates), the ultimate controlling parent of the investment adviser.

6	Ms. Fey was appointed by the Board as Trustee on September 26, 2008 and is an “Interested Person” (as defined in the 1940 Act) due to her prior position with a subadvisor to the Trust.

7	Affiliated with the Adviser.

8	Mr. Richardson retired as Trustee effective December 14, 2006. On this date, Mr. Richardson became a Trustee Emeritus.

John Hancock Trust
For More Information

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information, a separate document with supplemental information not contained in the Prospectus, includes additional information on the Board of Trustees and can be obtained without charge by calling 1-800-344-1029 or on the Securities and Exchange Commission (“SEC”) Web site at www.sec.gov.

PROXY VOTING POLICY A description of the Trust’s proxy voting policies and procedures and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 1-800-344-1029 or on the SEC Web site at www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE The Trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available electronically on the SEC Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth Street, N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

John Hancock Trust
Annual Report — Table of Contents

Manager’s Commentary and Portfolio Performance (See below for each Portfolio’s page #)	5
Shareholder Expense Example	24
Portfolio of Investments (See below for each Portfolio’s page #)	27
Statements of Assets and Liabilities	66
Statements of Operations	70
Statements of Changes in Net Assets	74
Financial Highlights	77
Notes to Financial Statements	83
Report of Independent Registered Public Accounting Firm	122
Tax Information (Unaudited)	123
Trustees and Officers Information	124
For More Information	127

Portfolio	Manager’s Commentary & Portfolio Performance	Portfolio of Investments
Active Bond Trust	6	27
Core Bond Trust	7	29
Floating Rate Income Trust	8	30
Global Bond Trust	9	32
High Income Trust	10	35
High Yield Trust	11	38
Income Trust	12	40
Investment Quality Bond Trust	13	42
Money Market Trust	14	44
Money Market Trust B	15	45
Real Return Bond Trust	16	46
Short-Term Bond Trust	17	49
Spectrum Income Trust	18	51
Strategic Bond Trust	19	54
Strategic Income Trust	20	56
Total Return Trust	21	58
U.S. Government Securities Trust	22	61
U.S. High Yield Bond Trust	23	62

4

John Hancock Trust
Manager’s Commentary and Portfolio Performance

Trust Performance

In the following pages we have set forth information regarding the performance of each fixed-income Portfolio of the John Hancock Trust (the “Trust”). There are several ways to evaluate a Portfolio’s historical performance. One can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. With respect to all performance information presented, it is important to understand that past performance does not guarantee future results. Return and principal fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance Tables

The Performance Tables show two types of total return information: cumulative and average annual total returns. A cumulative total return is an expression of a Portfolio’s total change in share value in percentage terms over a set period of time — one, five and ten years (or since the Portfolio’s inception if less than the applicable period). An average annual total return takes the Portfolio’s cumulative total return for a time period greater than one year and shows what the annual return would have been if the Portfolio had performed at a constant rate each year. The tables show all cumulative and average annual total returns, net of fees and expenses of the Trust, but do not reflect the insurance (separate account) expenses (including a possible contingent deferred sales charge) of the variable annuity and variable life products that invest in the Trust. If these were included, performance would be lower.

Graph — Change in Value of $10,000 Investment and Comparative Indices

The performance graph for each Portfolio shows the change in value of a $10,000 investment over the life or ten year period of each Portfolio, whichever is shorter. Each Portfolio’s performance is compared with the performance of one or more broad-based securities indices as a “benchmark.” All performance information includes the reinvestment of dividends and capital gain distributions, as well as the deduction of ongoing management fees and Portfolio operating expenses. The benchmarks used for comparison are unmanaged and include reinvestment of dividends and capital gains distributions, if any, but do not reflect any fees or expenses. Portfolios that invest in multiple asset classes are compared with a customized benchmark. This benchmark is comprised of a set percentage allocation from each of the asset classes in which the Portfolio invests.

Portfolio Manager’s Commentary

Finally, we have provided a commentary by each portfolio manager regarding each Portfolio’s performance during the period ended December 31, 2008. The views expressed are those of the portfolio manager as of December 31, 2008, and are subject to change based on market and other conditions. Information about a Portfolio’s holdings, asset allocation or country diversification is historical and is no indication of future portfolio composition, which will vary. Information provided in this report should not be considered a recommendation to purchase or sell securities. The Portfolios are not insured by the FDIC, are not a deposit or other obligation of, or guaranteed by banks and are subject to investment risks including loss of the principal amount invested. For a more detailed discussion of the risks associated with the Portfolios, see the Trust’s prospectus.

“Standard & Poor’s,” “Standard & Poor’s 500,” “S&P 500,” and “S&P MidCap 400 Index” are trademarks of The McGraw-Hill Companies, Inc. “Russell 1000,” “Russell 2000,” “Russell 3000,” and “Russell Midcap” are trademarks of Frank Russell Company. “Wilshire 5000” is a trademark of Wilshire Associates. “Morgan Stanley European Australian Far East Free”, “EAFE” and “MSCI” are trademarks of Morgan Stanley & Co. Incorporated.“ “Barclays Capital” is a registered trademark of Barclays Bank PLC. “Lipper” is a registered trademark of Reuters S.A. None of the Bond Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust.

5

Active Bond Trust

Subadviser: Declaration Management & Research, LLC and MFC Global Investment Management (U.S.), LLC
Portfolio Managers: Peter Farley, James E. Shallcross; Barry H. Evans, Howard C. Greene, Jeffrey N. Given

INVESTMENT OBJECTIVE & POLICIES ▶ The portfolio seeks income and capital appreciation by investing at least 80% of its net assets in a diversified mix of debt securities and instruments.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting	% of Total
Federal National Mortgage Association	28.50
Financial	12.92
Mortgage Securities	10.66
Communications	5.07
Consumer, Non-cyclical	4.56
Federal Home Loan Mortgage Corp.	4.32
Utilities	3.73
Energy	3.59
Asset Backed Securities	3.04
Consumer, Cyclical	2.08

*	Top Sectors as a percentage of market value. Does not include short term securities and investments in the John Hancock Investment Trust, if applicable.

PORTFOLIO MANAGER’S COMMENTARY

Performance ▶ For the year, the Active Bond Trust Series NAV returned –10.48%, underperforming the +5.24% return of the Barclays Capital U.S. Aggregate Bond Index.

MFC Global (U.S.):

Environment ▶ U.S. bonds generated mixed results during 2008 as the credit and financial market turmoil led to a divergence in bond market performance. Treasury bonds were by far the best performers, benefiting from a flight to quality that gathered momentum as the year progressed. Other high quality bonds, including government agency and agency-issued mortgage-backed securities, also produced reasonable returns. In contrast, corporate bonds and non-agency residential and commercial mortgage-backed securities declined sharply amid a significant re-pricing of risk in the credit markets. Two significant factors contributed to the upheaval in the financial markets. First, the credit crunch that originated from the bursting of the housing market bubble and the subsequent meltdown in the subprime mortgage industry worsened during the past year. The fallout resulted in a liquidity crisis that crippled some of the nation’s largest financial companies, producing the worst financial calamity in decades. Initially, it was the Bear Stearns collapse last spring, but by September, mortgage lenders Fannie Mae and Freddie Mac were taken into con-servatorship by the federal government; investment firm Lehman Brothers filed for bankruptcy; insurer AIG received a government bailout; and brokerage firm Merrill Lynch, as well as banks Washington Mutual and Wachovia, were forced into takeover deals to prevent insolvency.

Sector allocation was the key behind the portfolio’s underperformance versus its benchmark. Our emphasis on credit-related sectors meant we had very limited exposure to the top-performing Treasury sector. Our positions in high-yield bonds and commercial mortgage-backed securities also hurt absolute and relative performance. The re-pricing of risk in the credit markets during the past year saw risk premiums (yield spreads) on both high yield and investment grade bonds reach an all-time high.

Declaration:

Environment ▶ Interest rates fell to historically low yields as evidence of further economic weakness and the financial crisis continued to erode investor confidence and encourage a flight to quality. Investor concerns over financial systematic risk dominated most of the quarter until the United States and other governments stepped up their efforts to protect the system and instill some level of investor confidence. What began mostly as a residential mortgage crisis in mid-2007 has finally engulfed all other credit markets and put the U.S. economy on course for a very severe recession. Mortgage sectors, both residential and commercial, were the worst performers, as further concerns over collateral quality and pervasive hedge fund and institutional selling of securities drove prices to very distressed levels.

The corporate bond market practically seized up during the quarter and investors shunned any corporate debt, even of the highest quality. The high-yield market severely underperformed, as the combination of investor risk aversion and the expectation of higher default rates through 2010 sent bond prices plummeting. Agency debt and mortgage-backed securities also became extremely volatile, as investors worried about the uncertainty regarding debt from government-sponsored enterprises Fannie Mae and Freddie Mac, before gaining some clarity for deeper support by the U.S. government.

The portfolio underperformed its benchmark as fixed-income credit sectors massively deteriorated in 2008. The portfolio’s overexposure to corporate credit and commercial mortgage-backed securities weighed heavily on performance. Specifically, concerns over credit losses plagued financial institutions, rising commodity prices pressured cyclical industries, and general economic weakness hurt the whole market. Mortgage sectors also performed terribly as deterioration in the housing market intensified and tight credit conditions hampered commercial real estate. In addition, exposure to consumer-related asset-backed securities subtracted from performance as unemployment rose. Liquidity was extremely challenged throughout the year.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return

Period Ending December 31, 2008	1-year	5-year	10-year	5-year	10-year

Active Bond Trust Series I2 (began 4/29/05)	–10.54%	0.87%	3.44%	4.43%	40.25%
Active Bond Trust Series II2 (began 4/29/05)	–10.76%	0.71%	3.36%	3.59%	39.11%
Active Bond Trust Series NAV[3] (began 3/29/86)	–10.48%	0.91%	3.46%	4.61%	40.48%
Barclays Capital U.S. Aggregate Bond Index	5.24%	4.65%	5.63%	25.52%	72.97%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2

The Series I and Series II shares of the Active Bond Trust were first offered on April 29, 2005. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Active Bond Fund, the Trust’s predecessor. The performance of this class of shares would have been lower if it reflected the higher expenses of Series I and Series II shares.

3

The Series NAV shares of the Active Bond Trust were first issued on April 29, 2005 in connection with the Trust’s acquisition on that date of all the assets of the Active Bond Fund of John Hancock Variable Series Trust I (“JHVST”) in exchange for Series NAV shares pursuant to an agreement and plan of reorganization. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Active Bond Fund, the Trust’s predecessor. These Shares were first issued on March 29, 1986. Current subadvisers have managed the portfolio since April 29, 2005. The current subadvisers have managed a portion of the portfolio since its inception.

6

Core Bond Trust
Subadviser: Wells Capital Management, Incorporated
Portfolio Managers: William Stevens, Thomas J. O’Connor, Lynne Royer, Troy Ludgood

INVESTMENT OBJECTIVE & POLICIES ▶ The portfolio seeks total return consisting of income and capital appreciation by investing at least 80% of its net assets in a broad range of investment grade debt securities, including U.S. Government obligations, corporate bonds, mortgage-backed and other asset-backed securities and money market instruments.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting	% of Total
Mortgage Securities	20.75
Federal National Mortgage Association	19.53
Federal Home Loan Mortgage Corp.	19.23
U.S. Treasury Bonds	9.28
Asset Backed Securities	8.25
Financial	6.33
Government National Mortgage Association	4.31
Communications	2.74
Energy	2.13
Consumer, Non-cyclical	1.87

*	Top Sectors as a percentage of market value. Does not include short term securities and investments in the John Hancock Investment Trust, if applicable.

PORTFOLIO MANAGER’S COMMENTARY

Performance ▶ For the year, the Core Bond Trust Series I returned +3.38%, underperforming the +5.24% return of the Barclays Capital U.S. Aggregate Bond Index.

Environment ▶ During 2008, investor risk aversion intensified as deleveraging, ongoing housing market woes, tight credit conditions and a rapidly weakening labor market prompted a strong flight to quality. Treasury yields fell throughout the year with some investors willing to purchase Treasury bills at 0% yields, while other sectors posted their worst year on record. Commercial mortgage-backed securities, asset-backed securities and corporate securities, particularly those of financial institutions, were hardest hit.

The Trust underperformed the benchmark, the Barclays Capital U.S. Aggregate Bond Index, in 2008. Sector overweights in commercial mortgage-backed and asset-backed securities were the largest detractors from performance.

Both sectors continued to suffer from heavy selling from investors, lack of dealer support and weakening fundamentals. Investors were wary of the impact weaker economic fundamentals and dramatically tighter credit conditions would have on the consumer’s ability to repay credit card debt and auto loans. Concerns also grew about commercial mortgage borrowers’ ability and willingness to service the debt of recent commercial property loans underwritten with aggressive assumptions about income and occupancy growth.

Security selection in pass-throughs was a contributor as both 15-years and lower coupon 30-years outperformed higher coupon 30-years. Security selection in Commercial Mortgage-Backed Securities also contributed, given our overweight to seasoned versus newer vintage issues and a complete underweight to AAA bonds, with lower credit enhancement.

In corporate bonds, our positioning in Financials issues contributed to performance, as did security selection in Telecommunications and Consumer Cyclicals. Relative value opportunities in new corporate issues priced with large concessions also added to performance, while our overweight to specific names in the REIT sector underperformed on widespread real estate funding concerns. Compared to the benchmark Index, we are maintaining an overweight in commercial mortgage-backed and AAA-rated consumer asset-backed securities offering good relative value. Our modest corporate overweight features Energy, Financials and Telecommunications, and our underweights are in high-quality, non-U.S. sovereigns, retail and consumer products. In mortgage securities, we maintain a moderate overweight, especially in 30-year 5.5% fixed-rate mortgage pools.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return

Period Ending December 31, 2008	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception

Core Bond Trust Series I (began 4/29/05)	3.38%	—	—	3.93%	—	—	15.21%
Core Bond Trust Series II (began 4/29/05)	3.23%	—	—	3.72%	—	—	14.35%
Core Bond Trust Series NAV (began 4/29/05)	3.44%	—	—	3.94%	—	—	15.26%
Barclays Capital U.S. Aggregate Bond Index[2]	5.24%	—	—	4.91%	—	—	19.27%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

7

Floating Rate Income Trust
Subadviser: Western Asset Management Company
Portfolio Managers: Michael C. Buchanan, S. Kenneth Leech, Timothy J. Settel, Stephen A. Walsh

INVESTMENT OBJECTIVE & POLICIES ▶ The portfolio seeks a high level of current income, by investing primarily in floating rate loans that are rated below investment grade, at the time of purchase. Management may invest in fixed-rate loans, domestic and foreign issue loans, and loan participations that pay interest at rates that float or reset periodically at a margin above a generally recognized base lending rate, such as the Prime Rate of London Inter-Bank Offered Rate (LIBOR).

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting	% of Total
Consumer, Cyclical	32.10
Communications	17.17
Federal Home Loan Bank	14.87
Energy	9.04
Consumer, Non-cyclical	8.12
Basic Materials	7.25
Financial	1.36
Industrial	1.26
Technology	0.76

*	Top Sectors as a percentage of market value. Does not include short term securities and investments in the John Hancock Investment Trust, if applicable.

PORTFOLIO MANAGER’S COMMENTARY

Performance ▶ For the year 2008, the Floating Rate Income Trust Series NAV returned –23.61%, outperforming the –29.14% return of the S&P/ LSTA Performing Loan Index.

Environment ▶ 2008 will go down as the worst year in the history of the S&P/LSTA Performing Loan Index. With a –29.14% return for the year, and most of that loss occurring from September to December, leveraged loans can no longer be considered an asset class that touts high returns and low volatility. The 2008 results also broke a streak of 12 consecutive years of positive performance for loans.

The devastation can be seen in the statistics. The average spread rose from LIBOR plus 440 basis points to LIBOR plus 2400 basis points when amortizing the discount over three years. The distress ratio, which shows the percentage of first-lien, higher-quality loans with a secondary spread higher than LIBOR plus 1000 basis points, rose from just 3% at the beginning of the year to 80%.

For most of the year, it was the credit crisis that really affected the loan market. Managers of collateralized loan obligations (CLOs) and total return swaps (TRSs) were forced to sell into an illiquid market to meet redemption requests amid the flight to quality and the proliferation of downgrades, as the market tumble forced managers to sell to maintain collateral requirements.

The 2008 total volume of new-issue institutional loans was $71 billion, down from $387 billion in 2007. Towards the end of the year, the credit crisis began to take its toll on the economy, putting downward pressure on loan issuer earnings and upward pressure on default rates. In 2008, the 12-month trailing issuer-weighted default rate rose from 0.26% to 4.35%. The historical average for loan issuer defaults is in the 3% range. Credit fundamentals for loan issuers are weakening.

In this difficult environment, the Trust outperformed its benchmark. Factors that aided relative performance included a focus on defensive industries, such as Telecommunications and Health Care, and emphasis on higher-quality (first lien) loans. Detracting from relative performance was issue selection in Consumer Cyclicals, particularly autos, airlines, retail and gaming.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return

Period Ending December 31, 2008	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception

Floating Rate Income Trust Series NAV (began 1/2/08)	–23.61%	—	—	–23.61%	—	—	–23.61%
S&P/LSTA Performing Loan Index[2]	–29.14%	—	—	–29.14%	—	—	–29.14%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

8

Global Bond Trust
Subadviser: Pacific Investment Management Company LLC Portfolio Manager: Scott Mather

INVESTMENT OBJECTIVE & POLICIES ▶ To seek maximum total return, consistent with preservation of capital and prudent investment management. The portfolio invests at least 80% of its net assets in fixed income instruments, which may be represented by futures contracts with respect to such securities, and options on such securities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting	% of Total
Government	28.63
Financial	22.22
Government National Mortgage Association	9.66
Federal National Mortgage Association	9.48
Mortgage Securities	8.33
Federal Home Loan Mortgage Corp.	4.34
Asset Backed Securities	2.82
Communications	1.64
Energy	1.52
Consumer, Cyclical	1.17

*	Top Sectors as a percentage of market value. Does not include short term securities and investments in the John Hancock Investment Trust, if applicable.

PORTFOLIO MANAGER’S COMMENTARY

Performance ▶ For the year, the Global Bond Trust Series I returned –4.48%, underperforming the 12.00% return of the JPMorgan Global (Unhedged) Government Bond Index.

Environment ▶ The year 2008 will be remembered for the massive wave of deleveraging that followed the bursting of the U.S. housing bubble and produced a financial system crisis that continues to roil markets and economies worldwide. The fourth quarter saw this crisis spread from the financial realm to the broader economy and from the U.S. around the globe. By year end, G10 countries experienced a full-blown economic recession, and major emerging economies, though avoiding outright contraction, faced strong headwinds as exports to the developed world slowed and credit markets slammed shut.

Central banks around the world shifted into crisis mode and sought additional tools to stimulate the economy. Fiscal plans in various forms were announced in an effort to substitute public balance sheets for those of the private sector, with the objective of restoring normal intermediation between savers and private borrowers. Still, the effectiveness of these policies remained to be seen, as risk appetites in the private sector continued to weaken, and saw only modest recovery in December.

The portfolio’s performance was boosted by its positioning on the front end of yield curves in certain developed countries outside the U.S. This paid off as markets began to price in rate cuts by global central banks. An emphasis on shorter maturities was positive for performance, as yield curves steepened amid a flight to shorter-term securities.

Among detractors contributing to portfolio underperformance, the portfolio was hurt by its overweight in financial companies. Implementation of the portfolio’s curve strategy through interest-rate swaps detracted from performance. We sought to use duration and curve positioning to protect the portfolio, as interest rates typically fall and the yield curve steepens in times of risk aversion. While the short end rallied, benefiting the portfolio, the long end rallied as well. Being long in the front end and short in the long end was a detractor. A tactical position in Japanese inflation-linked bonds hurt performance, as did an allocation to agency mortgage-backed securities.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return

Period Ending December 31, 2008	1-year	5-year	10-year	5-year	10-year

Global Bond Trust Series I (began 3/18/88)	–4.48%	2.58%	4.15%	13.58%	50.19%
Global Bond Trust Series II2 (began 1/28/02)	–4.66%	2.39%	4.03%	12.55%	48.42%
Global Bond Trust Series NAV[3] (began 2/28/05)	–4.42%	2.62%	4.17%	13.83%	50.52%
JPMorgan Global (Unhedged) Government Bond Index	12.00%	6.24%	5.95%	35.32%	78.26%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2

Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3

Series NAV shares were first offered February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher. Current subadvisers assignment became effective May 1,1999.

9

High Income Trust
Subadviser: MFC Global Investment Management (U.S.), LLC
Portfolio Managers: John Iles, Joseph Rizzo, Arthur Calavritimos

INVESTMENT OBJECTIVE & POLICIES ▶ To seek high current income with capital appreciation as a secondary goal by investing primarily in U.S. and foreign fixed-income securities that are rated BB/Ba or lower or are unrated equivalents.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting	% of Total
Consumer, Cyclical	40.93
Communications	19.74
Consumer, Non-cyclical	8.03
Basic Materials	5.96
Utilities	4.75
Other	3.50
Mortgage Securities	3.28
Financial	2.33
Industrial	1.96
Asset Backed Securities	0.65

*	Top Sectors as a percentage of market value. Does not include short term securities and investments in the John Hancock Investment Trust, if applicable.

PORTFOLIO MANAGER’S COMMENTARY

Performance ▶ For the year 2008, the High Income Trust Series NAV returned –43.65%, underperforming the –26.39% return of the Merrill Lynch US High Yield Master II Index.

Environment ▶ During the year, the high-yield spread above U.S. Treasuries widened by an astonishing 1,220 basis points (12.20 percentage points) from 592 to 1812. Unprecedented poor performance was caused by the complete shutdown of the credit markets, absolute investor risk aversion, and an increasingly ominous global economic picture. Forced selling by hedge funds and investment banks in an extremely illiquid market exacerbated losses. The bailout of Bear Stearns and the bankruptcy of Lehman Brothers caused previously unimagined complications in the credit default swap (CDS) markets, causing further disruption in the already fragile credit markets. High yield bonds did outperform the S&P 500 Index, which was down 38.50% for the year.

The portfolio lagged its benchmark due to steep losses in the bonds and stock holdings issued by a Telecommunication Services firm, stemming mostly from the refinancing risk it will face in 2009. The portfolio’s returns were also largely hurt by the gaming sector, which underper-formed the market on the anticipated effects of lower discretionary consumer spending, slimmer company valuations, and new supply that recently came into the market. We continue to see a tremendous amount of value to recover in this sector over the coming year. One example of a fundamental disconnect that we feel occurred during the year: Convertible bonds issued by an airline were down 60%, despite a 53% decline in oil prices. Bonds from our Wireless and Health Care holdings outperformed.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return

Period Ending December 31, 2008	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception

High Income Trust Series II (began 5/1/07)	–43.53%	—	—	–31.99%	—	—	–47.50%
High Income Trust Series NAV (began 4/28/06)	–43.65%	—	—	–16.35%	—	—	–37.99%
Merrill Lynch U.S. High Yield Master II Index[2]	–26.39%	—	—	–7.46%	—	—	–18.75%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

10

High Yield Trust
Subadviser: Western Asset Management Company
Portfolio Managers: S. Kenneth Leech, Steven A. Walsh, Michael C. Buchanan, Keith J. Gardner

INVESTMENT OBJECTIVE & POLICIES ▶ To realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in high yield securities, including corporate bonds, preferred stocks, U.S. Government and foreign securities, mortgage-backed securities, loan assignments or participations and convertible securities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting	% of Total
Communications	14.77
Consumer, Non-cyclical	13.46
Financial	11.15
Energy	10.75
Consumer, Cyclical	10.11
Utilities	7.44
Industrial	6.95
Basic Materials	6.18
Federal Home Loan Bank	4.48
Government	2.92

*	Top Sectors as a percentage of market value. Does not include short term securities and investments in the John Hancock Investment Trust, if applicable.

PORTFOLIO MANAGER’S COMMENTARY

Performance ▶ For the year, the High Yield Trust Series I returned –29.52%, underperforming the –25.91% return of the Citigroup High Yield Index.

Environment ▶ The best performing sub-sectors for the period were Consumer Non-cyclical and Utilities. Consumer Non-cyclicals and Utilities benefited from the defensive nature of their sub-sectors. Within Consumer Non-cyclical, the health care industry was the best performer. Within Utilities, the electric utility industry led performance. The worst-performing sub-sectors were Technology and Basic Industry. Technology companies were some of the largest and most levered buyouts completed in the leveraged buyout frenzy period of 2006-early 2007. Basic industry is a good indicator of broad economic activity, since it includes paper companies, as well as those in the metal & mining industry. Basic Industry returned –34% as paper and metals and mining returned –36% and –30%, respectively, for the annual period.

According to Moody’s Investors Service, U.S. speculative-grade default rates rose and recoveries declined significantly in 2008. New issue supply was just $49.7 billion in 2008, down 64% from 2007’s $138.4 billion and the lowest annual total since 2000. Net issuance was $11.1 billion for the period, the lowest annual net issuance in more than 15 years.

In terms of the impact of portfolio positioning, issue selection detracted from relative performance. Performance was held back by underweights to issues that outperformed. Sub-sector allocation had a positive impact on relative performance. The portfolio’s overweight in Capital Goods, which returned –19%, and underweights in Consumer Cyclicals, Media Non-Cable, and Technology, which returned –32%, –29% and –35%, respectively, aided relative performance. Credit quality allocation was the primary reason for underperformance during the period. This was due to the portfolio’s overweight in poor-performing CCC bonds, which returned –44%, and an underweight in BB rated issues, which returned –18%.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return

Period Ending December 31, 2008	1-year	5-year	10-year	5-year	10-year

High Yield Trust Series I (began 1/1/97)	–29.52%	–1.86%	–0.20%	–8.95%	–1.94%
High Yield Trust Series II2 (began 1/28/02)	–29.70%	–2.05%	–0.32%	–9.83%	–3.19%
High Yield Trust Series NAV[3] (began 2/28/05)	–29.48%	–1.80%	–0.16%	–8.67%	–1.63%
Citigroup High Yield Index	–25.91%	–0.93%	2.19%	–4.56%	24.22%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2

Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3

Series NAV shares were first offered February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

Current subadvisers assignment became effective May 1, 2003.

11

Income Trust
Subadviser: Franklin Advisers, Inc.
Portfolio Managers: Charles B. Johnson, Ed D. Perks

INVESTMENT OBJECTIVE & POLICIES ▶ To seek to maximize income while maintaining prospects for capital appreciation. The portfolio invests in a diversified portfolio of debt securities, such as bonds, notes and debentures, and equity securities, such as common stocks, preferred stocks and convertible securities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting	% of Total
Financial	22.88
Utilities	18.42
Consumer, Non-cyclical	12.74
Energy	10.43
Communications	8.36
Technology	4.50
Industrial	3.09
Consumer, Cyclical	2.69
Federal Home Loan Bank	0.74
Basic Materials	0.20

*	Top Sectors as a percentage of market value. Does not include short term securities and investments in the John Hancock Investment Trust, if applicable.

PORTFOLIO MANAGER’S COMMENTARY

Performance ▶ For the year, the Income Trust Series NAV returned –28.64%, underperforming the –13.65% return of the Combined Index.

Environment ▶ In 2008, the U.S. economy faltered and the unemployment rate rose to 7.2% by year end. In early December, the National Bureau of Economic Research officially declared that the U.S. economy has been in recession since December 2007. 2008 was among the worst in history for U.S. stock market performance, with all major indexes recording double-digit losses, while Treasury prices soared.

Within equities, financial holdings generally detracted from portfolio performance, as the sector fared worse than others. Some holdings significantly hurt performance, even where we held securities higher in the capital structure, such as Lehman Brothers Holdings convertible preferred stock (sold by period end) and Fannie Mae and Freddie Mac preferred stocks. Wells Fargo was an exception and helped performance as its share price rose due to the perceived strength of the company’s position relative to competitors and ability to gain market share in customer deposits. Significant commodity price declines in the second half of 2008, particularly for oil, hurt our holdings in Canadian Oil Sands Trust and Cono-coPhillips. However, energy stock Halliburton (sold by period-end) gained during the first half of the year due to strong commodity price gains, which presented us with the opportunity for profit-taking. In addition, some Health Care stocks contributed to the portfolio’s returns, including Johnson & Johnson (sold by period-end) and Genentech.

Within fixed income, investment-grade and noninvestment-grade corporate bonds suffered from severe yield spread widening, due to the credit crisis and weakening economic conditions during the year. Following the collapse of investment bank Lehman Brothers, corporate bond prices fell sharply and investors sought the safety of U.S. Treasury securities, causing their yields to fall to extremely low levels. Additionally, highly leveraged companies, including Charter Communications and R.H. Donnelly, hurt the Trust’s performance as the credit crisis raised investors’ concerns regarding the companies’ ability to access capital markets. Although bond prices remained highly volatile throughout the second half of the year, auto finance companies General Motors Acceptance Corp. and Ford Motor Credit Co. boosted performance as government efforts to help alleviate the credit crunch improved these companies’ access to capital.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return

Period Ending December 31, 2008	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception

Income Trust Series NAV (began 5/1/07)	–28.64%	—	—	–19.19%	—	—	–29.96%
Combined Index[2,3]	–13.65%	—	—	–6.71%	—	—	–10.96%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	All since inception returns for the indexes begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

3	The Combined Index represents 40% of The Standard & Poor’s 500 Index and 60% of the Barclays Capital U.S. Aggregate Bond Index.

12

Investment Quality Bond Trust
Subadviser: Wellington Management Company, LLP
Portfolio Managers: Thomas L. Pappas, Christopher L. Gootkind, Christopher A. Jones

INVESTMENT OBJECTIVE & POLICIES ▶ To provide a high level of current income consistent with the maintenance of principal and liquidity by investing at least 80% of its net assets in bonds rated investment grade at the time of investment.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting	% of Total
U.S. Treasury Bonds	26.95
Financial	22.28
Mortgage Securities	10.25
Other	7.78
Communications	7.23
Utilities	5.62
Consumer, Non-cyclical	5.12
Energy	2.31
Federal National Mortgage Association	2.16
Treasury Inflation-Protected Securities	1.92

*	Top Sectors as a percentage of market value. Does not include short term securities and investments in the John Hancock Investment Trust, if applicable.

PORTFOLIO MANAGER’S COMMENTARY

Performance ▶ For the year, the Investment Quality Bond Trust Series I returned –1.67%, underperforming the +4.51% return of the Combined Index.

Environment ▶ The year 2008 was an extraordinarily challenging one in financial markets, as nearly every asset class recorded significant price declines. Investors’ appetite for risk evaporated during the year, as equity markets plummeted globally and Treasury yields reached record lows. Negative economic news was pervasive, with mounting job losses, deteriorating consumer confidence, decelerating manufacturing activity, and continued declines in the U.S. housing market. Economic indicators worldwide point to a global economic slowdown that is expected to be more severe than average. This slowdown is happening despite significant government actions taken around the world to support the global economy through bailouts for the banking, auto and other strategically important industries. The economic slowdown weighed heavily on credit and other spread markets. Over the course of 2008, the U.S. Federal Reserve significantly cut the federal funds rate from 4.25% to a range of 0.00% to 0.25% and indicated that it expected the rate to remain at this level for an extended period of time as it shifted its focus to fighting the economic slowdown and combating deflation.

Allocations to commercial mortgage-backed securities (CMBS) and Treasury Inflation Protected Securities (TIPS), and security selection within the investment-grade credit sector primarily drove the Trust’s underperformance. CMBS spreads widened as recession concerns mounted and speculation increased that commercial real estate defaults would rise. Within investment grade debt securities, the Trust owned corporate bonds issued by financial firms, insurance companies and REITs. Financial issuers underperformed as a result of unprecedented market events, such as the bankruptcy of Lehman Brothers and the need for continued deleveraging. Our allocation to TIPS also detracted from relative performance. TIPS struggled in the latter half of the year as the economic climate worsened and inflation concerns were replaced with deflation fears.

Positive contributors to relative performance included the portfolio’s underweight position in the investment-grade credit sector and an opportunistic allocation to the non-dollar sector. Specifically positioning for the yield curve to steepen in Canada and having a short position in the British pound versus the U.S. dollar contributed positively.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return

Period Ending December 31, 2008	1-year	5-year	10-year	5-year	10-year

Investment Quality Bond Trust Series I (began 6/18/85)	–1.67%	3.00%	4.66%	15.92%	57.72%
Investment Quality Bond Trust Series II2 (began 1/28/02)	–1.72%	2.81%	4.55%	14.87%	56.05%
Investment Quality Bond Trust Series NAV[3] (began 2/28/05)	–1.52%	3.06%	4.69%	16.24%	58.16%
Combined Index[4]	4.51%	4.37%	5.53%	23.86%	71.25%
Barclays Capital U.S. Aggregate Bond Index	5.24%	4.65%	5.63%	25.52%	72.97%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2

Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3

Series NAV shares were first offered February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

4	The Combined Index is comprised of 50% of the return of the Barclays Capital Government Bond Index and 50% of the return of the Barclays Capital Credit Bond Index.

13

Money Market Trust
Subadviser: MFC Global Investment Management (U.S.A.) Limited
Portfolio Managers: Maralyn Kobayashi, Faisal Rahman

PORTFOLIO MANAGER’S COMMENTARY

Environment ▶ The year was characterized by multiple interest rate decreases, plunging the federal funds rate from 4.25% at the beginning of the year to a record low range of 0.00% to 0.25% by year-end. These moves were made in response to the unprecedented economic crisis that has engulfed the world’s financial institutions, leading to mass layoffs and substantive business collapses. Credit spreads widened dramatically throughout the year, leading to tighter borrowing costs and huge sell-offs in the equity markets. Inflation, which threatened to be a potential issue earlier in the year, was largely overshadowed by the financial market turmoil. Throughout 2008, the federal government introduced several different types of economic/liquidity proposals to provide financial stability to the markets. Meanwhile, the Federal Reserve continues to work with the U.S. government to find other creative ways to stimulate the U.S. economy.

At the beginning of this period of financial market turbulence, dating back to August 2007, the Trust froze all purchases of asset-backed commercial paper. This policy continues to be in effect. Throughout the year, the portfolio’s holdings were more heavily weighted in federal agencies (48% at year-end) than in corporate paper. The average term-to-maturity at the beginning of January was 25 days; by late December it had increased substantially, to 84 days.

With the financial markets still in a state of uncertainty, the Trust will continue to avoid buying asset-backed commercial paper until further notice, and will use corporate paper to pick up yield. Treasury bill rates at the end of December were very close to zero and, in some cases, negative. The Trust’s average weighted term-to-maturity has been pushed out close to its maximum of 90 days, and will continue to stay out longer as these current market conditions prevail. We have taken opportunities to take profits on market strength, primarily through Treasury bill trading.

Sector Weighting*	% of Total
Financial	29.78
U.S. Treasury Bills	20.82
Federal Home Loan Mortgage Corp.	20.31
Federal Home Loan Bank	15.79
Federal National Mortgage Association	12.16
Consumer, Non-cyclical	1.14

*	Top Sectors as a percentage of market value. Does not include short term securities and investments in the John Hancock Investment Trust, if applicable.

14

Money Market Trust B
Subadviser: MFC Global Investment Management (U.S.A.) Limited
Portfolio Managers: Maralyn Kobayashi, Faisal Rahman

PORTFOLIO MANAGER’S COMMENTARY

Environment▶ The year was characterized by multiple interest rate decreases, plunging the federal funds rate from 4.25% at the beginning of the year to a record low range of 0.00% to 0.25% by year-end. These moves were made in response to the unprecedented economic crisis that has engulfed the world’s financial institutions, leading to mass layoffs and substantive business collapses. Credit spreads widened dramatically throughout the year, leading to tighter borrowing costs and huge sell-offs in the equity markets. Inflation, which threatened to be a potential issue earlier in the year, was largely overshadowed by the financial market turmoil. Throughout 2008, the federal government introduced several different types of economic/ liquidity proposals to provide financial stability to the markets. Meanwhile, the Federal Reserve continues to work with the U.S. government to find other creative ways to stimulate the U.S. economy.

At the beginning of this period of financial market turbulence, dating back to August 2007, the Trust froze all purchases of asset-backed commercial paper. This policy continues to be in effect. Throughout the year, the portfolio’s holdings were more heavily weighted in federal agencies (42% at year-end) than in corporate paper. The average term-to-maturity at the beginning of January was 25 days; by late December it had increased substantially, to 84 days.

With the financial markets still in a state of uncertainty, the Trust will continue to avoid buying asset-backed commercial paper until further notice, and will use corporate paper to pick up yield. Treasury bill rates at the end of December were very close to zero and, in some cases, negative. The Trust’s average weighted term-to-maturity has been pushed out close to its maximum of 90 days, and will continue to stay out longer as these current market conditions prevail. We have taken opportunities to take profits on market strength, primarily through Treasury bill trading.

Sector Weighting*	% of Total
Financial	33.60
U.S. Treasury Bills	24.31
Federal National Mortgage Association	17.38
Federal Home Loan Bank	15.39
Federal Home Loan Mortgage Corp.	9.21
Short-term Securities	0.11

*	Top Sectors as a percentage of market value. Does not include short term securities and investments in the John Hancock Investment Trust, if applicable.

15

Real Return Bond Trust
Subadviser: Pacific Investment Management Company LLC
Portfolio Manager: Mihir Worah

INVESTMENT OBJECTIVE & POLICIES▶ The portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management, by investing at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Treasury Inflation-Protected Securities	51.69
Financial	10.20
Federal National Mortgage Association	7.35
Mortgage Securities	6.81
Federal Home Loan Mortgage Corp.	6.13
Asset Backed Securities	3.03
Government	2.22
Consumer, Non-cyclical	1.67
Consumer, Cyclical	0.94
Energy	0.69

*	Top Sectors as a percentage of market value. Does not include short term securities and investments in the John Hancock Investment Trust, if applicable.

PORTFOLIO MANAGER’S COMMENTARY

Performance▶ For the year, the Real Return Bond Trust Series I returned –11.28%, underper-forming the –2.35% return of the Barclays Capital U.S. TIPS Index.

Environment▶ Interest rates continued to fall in the fourth quarter as the global recession deepened, capping the most tumultuous year in financial markets since World War II. Massive deleveraging originating in the subprime debacle shook the global financial system in 2008 as the worldwide recession deepened. It produced a credit contraction that continues to roil markets and economies worldwide.

Treasuries outperformed other fixed-income sectors by a wide margin as investors sought refuge from financial market turmoil. Yields on the shortest maturity Treasuries plunged more than 300 basis points (3 percentage points) during 2008, while yields on Treasury notes and bonds fell as much as 228 basis points, amid a stampede by investors to liquidity and safety. Risk appetites weakened substantially as the credit crisis reinforced expectations of a prolonged global recession and disinflation. The benchmark 10-year Treasury bond yielded only 2.22% at year end, a near record low and a plunge of 161 basis points lower than three months earlier.

Treasury Inflation-Protected Securities (TIPS) returns were negative for 2008 as real interest rates rose. The Barclays Capital U.S. TIPS Index returned –2.35% for 2008. 10-year TIPS yielded 2.14% at year end, 41 basis points higher than at the start of 2008.

The main contributors to the portfolio’s performance relative to its benchmark included TIPS selection, focused on longer-dated maturities; exposure to short maturities in the U.S. and U.K. via money market futures; strategies that benefit from yield curve steepening in Euroland; and exposure to nominal duration vs. real duration in the U.K. and Euroland.

The major detractors from portfolio relative performance included an underweight to total duration late in the fourth quarter; exposure to real duration vs. nominal duration in Japan, where the spread between real rates and nominal rates narrowed to historic lows; positions in long-dated pay-fixed swap spreads; holdings of agency mortgage pass-through securities, as even these high-quality bonds were adversely affected by global deleveraging; small exposure to upper tier nonagency mortgages and other asset-backed securities, which reacted negatively to the Treasury’s refocusing of the Troubled Asset Relief Program (TARP) away from direct mortgage investments; and modest holdings of financial sector credits, as the flight to quality and liquidity of nominal Treasuries caused spreads to widen.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return

Period Ending December 31, 2008	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception

Real Return Bond Trust Series I (began 5/5/03)	–11.28%	1.87%	—	2.51%	9.69%	—	15.04%
Real Return Bond Trust Series II (began 5/5/03)	–11.54%	1.62%	—	2.27%	8.36%	—	13.56%
Real Return Bond Trust Series NAV[2] (began 2/28/05)	–11.30%	1.88%	—	2.52%	9.76%	—	15.11%
Barclays Capital U.S. TIPS Index[3]	–2.35%	4.07%	—	4.60%	22.09%	—	29.03%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2

Series NAV shares were first offered February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

3	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

16

Short-Term Bond Trust
Subadviser: Declaration Management & Research, LLC
Portfolio Managers: James E. Shallcross, Peter Farley

INVESTMENT OBJECTIVE & POLICIES▶ To seek income and capital appreciation, the portfolio invests at least 80% of its net assets at the time of investment in a diversified mix of debt securities and instruments.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Mortgage Securities	43.36
Financial	21.56
Asset Backed Securities	10.03
Federal National Mortgage Association	5.88
Communications	4.30
Energy	2.91
Consumer, Non-cyclical	2.59
Consumer, Cyclical	2.57
Utilities	2.56
Federal Home Loan Mortgage Corp.	1.54

*	Top Sectors as a percentage of market value. Does not include short term securities and investments in the John Hancock Investment Trust, if applicable.

PORTFOLIO MANAGER’S COMMENTARY

Performance▶ For the year, the Short Term Bond Trust Series NAV returned –18.92%, under-performing the +4.62% return of the Barclays Capital 1-3 Year (Unhedged) U.S. Aggregate Index.

Environment▶ Interest rates fell to historically low yields as evidence of further economic weakness and the financial crisis continued to erode investor confidence and encourage a flight to quality. Investor concerns over financial systematic risk dominated most of the quarter until the United States and other governments stepped up their efforts to protect the system and instill some level of investor confidence. What began mostly as a residential mortgage crisis in mid-2007 has finally engulfed all other credit markets and put the U.S. economy on course for a very severe recession. Mortgage sectors, both residential and commercial, were the worst performers as further concerns over collateral quality and pervasive hedge fund and institutional selling of securities drove prices to very distressed levels.

The corporate bond market practically seized up during the quarter and investors shunned any corporate debt, even of the highest quality. The high-yield market severely underperformed, as the combination of investor risk aversion and the expectation of higher default rates through 2010 sent bond prices plummeting. Agency debt and mortgage-backed securities also became extremely volatile, as investors worried about the uncertainty regarding debt from government-sponsored enterprises Fannie Mae and Freddie Mac, before gaining some clarity for deeper support by the U.S. government.

The portfolio underperformed its benchmark as fixed-income credit sectors massively deteriorated in 2008. The portfolio’s overexposure to corporate credit and commercial mortgage-backed securities weighed heavily on performance. Spe-cifically, concerns over credit losses plagued financial institutions, rising commodity prices pressured cyclical industries, and general economic weakness hurt the whole market. Mortgage sectors also performed terribly as deterioration in the housing market intensified and tight credit conditions hampered commercial real estate. In addition, exposure to consumer-related asset-backed securities subtracted from performance as unemployment rose. Liquidity was extremely challenged throughout the year.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return

Period Ending December 31, 2008	1-year	5-year	10-year	5-year	10-year

Short-Term Bond Trust Series NAV[2] (began 5/1/94)	–18.92%	–1.94%	1.70%	–9.31%	18.35%
Barclays Capital 1–3 Year (Unhedged) U.S. Aggregate Index	4.62%	3.78%	4.78%	20.36%	59.52%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2

The Series NAV shares of the Short-Term Bond Trust were first issued on April 29, 2005 in connection with the Trust’s acquisition on that date of all the assets of the Short-Term Bond Fund of John Hancock Variable Series Trust I (JHVST) in exchange for Series NAV shares pursuant to an agreement and plan of reorganization. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Short-Term Bond Fund, the Trust’s predecessor. These shares were first issued May 1, 1994.

17

Spectrum Income Trust
Subadviser: T. Rowe Price Associates, Inc.
Portfolio Manager: Edmund M. Notzon III

INVESTMENT OBJECTIVE & POLICIES▶ To seek a high level of current income with moderate share price fluctuation by maintaining broad exposure primarily to domestic and international fixed income markets in an attempt to reduce the impact of markets that are declining and to benefit from good performance in particular market segments over time.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Government	13.51
Government National Mortgage Association	11.66
Financial	10.15
Federal National Mortgage Association	9.57
Communications	7.50
Consumer, Non-cyclical	6.09
Energy	5.48
Industrial	4.80
Mortgage Securities	3.84
Consumer, Cyclical	3.59

*	Top Sectors as a percentage of market value. Does not include short term securities and investments in the John Hancock Investment Trust, if applicable.

PORTFOLIO MANAGER’S COMMENTARY

Performance▶ For the year, the Spectrum Income Trust Series NAV returned –9.30%, underperforming the +5.24% return of the Bar-clays Capital U.S. Aggregate Bond Index.

Environment▶ The emergence of a severe credit crisis in the fall of 2008 dominated headlines and annual market results. The crisis spilled over into the wider economy in the fourth quarter, leading to heavy job losses and an increasing potential for deflation. Thanks in part to aggressive action by the Federal Reserve and U.S. Treasury, as well as the prospect for a large economic stimulus package in 2009, markets seemed to stabilize somewhat in the final weeks of the year.

However, investor, consumer and business confidence remained subdued.

In this environment, fixed-income performance varied widely. High-quality bond sectors advanced, led by significant gains for long-term Treasuries. On the other hand, lower-quality areas — high yield and emerging market bonds — suffered double-digit declines. Stocks were pummeled by the crisis, with the broad stock market, as measured by the S&P 500 Index, losing about a third of its value.

Many of the portfolio’s diversifying sectors under-performed for the year. The slowing economic environment weighed heavily on high-yield bonds, emerging market bonds, and dividend-paying stocks, while falling interest rates bolstered returns on high-quality bonds. These diversifying sectors, which are not part of the portfolio’s benchmark, represent a cornerstone of the portfolio’s investment approach, and have been solid contributors to performance over longer periods of time. The portfolio’s underweight in longer-term Treasuries also held back results for the year.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return

Period Ending December 31, 2008	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception

Spectrum Income Trust Series NAV (began 10/24/05)	–9.30%	—	—	1.65%	—	—	5.36%
Barclays Capital U.S. Aggregate Bond Index[2]	5.24%	—	—	5.46%	—	—	18.47%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	All since inception returns for the indexes begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

18

Strategic Bond Trust
Subadviser: Western Asset Management Company
Portfolio Managers: S. Kenneth Leech, Steven A. Walsh, Keith J. Gardner, Mark Lindbloom, Michael C. Buchanan

INVESTMENT OBJECTIVE & POLICIES▶ To seek a high level of total return consistent with preservation of capital by investing at least 80% of the portfolio’s net assets in fixed income securities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Federal National Mortgage Association	18.53
Financial	13.81
Federal Home Loan Bank	10.35
Mortgage Securities	8.83
Energy	6.24
Communications	4.03
Consumer, Non-cyclical	3.94
Federal Home Loan Mortgage Corp.	3.91
Industrial	3.77
Utilities	3.62

*	Top Sectors as a percentage of market value. Does not include short term securities and investments in the John Hancock Investment Trust, if applicable.

PORTFOLIO MANAGER’S COMMENTARY

Performance▶ For the year, the Strategic Bond Trust Series I returned –16.08%, underperform-ing the +5.24% return of the Barclays Capital U.S. Aggregate Bond Index.

Environment▶ The Federal Reserve intensified its campaign against economic weakness in response to the deepening financial crisis. The federal funds rate was reduced by a cumulative 425 basis points (4.25 percentage points) to near 0% by year end, moving the Fed beyond its traditional form of stimulus. A number of new lending facilities, designed to meet the liquidity demands of a range of financial intermediaries, were implemented. The Fed and the U.S. Treasury recently announced plans to channel up to $600 billion directly to the mortgage market, and up to $200 billion directly to consumer and small business finance, including credit card, auto and student loans.

Yields on 30-year fixed-rate mortgages declined roughly 1%, to the lowest level on record. Third-quarter gross domestic product contracted 0.5% on falling consumption expenditures. Consumer confidence fell as labor market conditions deteriorated and equity prices plunged. The unemployment rate increased from 5.0% to 6.7%, though the U.S. dollar gained close to 6% against a trade-weighted basket of currencies. All in all, 2008 was the worst year for risk-taking in a quarter century. Yield spreads widened by more than 3.5 percentage points on investment-grade issues and 11 percentage points on high-yield issues. Mortgage-backed securities performed better, but underperformed Treasuries by 2.32%. The S&P 500 Index lost 37% as volatility soared. A large overweight exposure to the mortgage-backed sector detracted from returns, as volatility remained high and negative housing news continued to damage market sentiment. We had diversified into a number of non-agency issues that further detracted from performance due to rising defaults, marketplace uncertainty and a lack of liquidity. An emphasis on lower-quality credits and select financial issues was also a large negative as spreads soared in the wake of the subprime lending crisis, deteriorating liquidity conditions and slowing economic growth.

The high-yield sector performed poorly on news of more ratings downgrades, rising defaults, and a volatile and declining stock market. A modest exposure to international bonds in other advanced economies had a negative impact, as did a modest Treasury Inflation Protected Securities (TIPS) exposure, as oil plunged to $40 per barrel and inflation fears switched to deflation fears. On a positive note, a tactically driven duration posture contributed modestly to returns as bond yields rallied. A curve-steepening strategy aided performance as the spread between 2- and 10-year yields widened.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return

Period Ending December 31, 2008	1-year	5-year	10-year	5-year	10-year

Strategic Bond Trust Series I (began 2/19/93)	–16.08%	–0.35%	3.51%	–1.74%	41.24%
Strategic Bond Trust Series II2 (began 1/28/02)	–16.22%	–0.56%	3.38%	–2.76%	39.41%
Strategic Bond Trust Series NAV[3] (began 2/28/05)	–16.06%	–0.30%	3.59%	–1.49%	41.59%
Barclays Capital U.S. Aggregate Bond Index	5.24%	4.65%	5.63%	25.52%	72.97%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2

Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3

Series NAV shares were first offered February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

19

Strategic Income Trust
Subadviser: MFC Global Investment Management (U.S.), LLC
Portfolio Managers: Daniel S. Janis, III; John F. Iles; Barry H. Evans

INVESTMENT OBJECTIVE & POLICIES▶ The portfolio seeks a high level of current income by investing at least 80% of its assets in foreign government and corporate debt securities from developed and emerging markets, U.S. Government and agency securities and domestic high yield bonds.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Government	26.43
Mortgage Securities	11.35
Federal National Mortgage Association	10.81
Consumer, Cyclical	8.21
Communications	6.84
Financial	6.23
U.S. Treasury Notes	3.14
Consumer, Non-cyclical	3.11
Government National Mortgage Association	2.86
Industrial	2.73

*	Top Sectors as a percentage of market value. Does not include short term securities and investments in the John Hancock Investment Trust, if applicable.

PORTFOLIO MANAGER’S COMMENTARY

Performance▶ For the year, the Strategic Income Trust Series I returned –8.61%, underper-forming the +5.24% return of the Barclays Capital U.S. Aggregate Bond Index.

Environment▶ Though evidence mounted that the sub-prime mortgage crisis and resultant credit crunch had a material impact on the overall economy, the economic slowdown remained largely a U.S.-only story for the first part of 2008. Commodity prices surged to record levels, keeping world central banks vigilant on inflation while the U.S. Federal Reserve hastily cut interest rates. Eventually the effects of the financial crisis and U.S. recession, which claimed victims as signifi-cant as Bear Stearns and Lehman Brothers, spread to the broad global economy, effectively debunking the hope of global decoupling. Investor panic and intense deleveraging resulted in a massive sell-off of risky assets. Credit spreads widened drastically as equities, commodities and emerging market investments were sold mercilessly. Global government bonds performed exceptionally well due to the associated flight to safety, as well as the swift monetary easing policies initiated by the world’s central banks. The Japanese yen was the primary beneficiary of global risk aversion, though the U.S. dollar also strengthened against most major currencies.

Detracting most from relative performance was the fund’s out-of-benchmark allocation to high-yield corporate bonds. Though individual credits were generally limited to 0.5% portfolio weightings and the holdings were diversified across industries, the dire economic outlook, deleverag-ing environment, and poor market liquidity resulted in a broad sell-off of the sector. The Merrill Lynch High Yield Master Index delivered its worst annual return (–26.4%), dwarfing the previous worst year (2000) by more than 21%. Also hurting the portfolio’s performance was its underweighting of U.S. Treasury securities. The portfolio’s hedged European and Canadian government bonds contributed strong performance, but they lagged U.S. Treasuries, as yields on 10-year Treasuries fell 180 basis points (1.80 percentage points) during the year.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return

Period Ending December 31, 2008	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception

Strategic Income Trust Series I (began 5/3/04)	–8.61%	—	—	2.48%	—	—	12.09%
Strategic Income Trust Series II (began 5/3/04)	–8.76%	—	—	2.27%	—	—	11.05%
Strategic Income Trust Series NAV[2] (began 4/29/05)	–8.57%	—	—	2.50%	—	—	12.19%
Barclays Capital U.S. Aggregate Bond Index[3]	5.24%	—	—	5.00%	—	—	25.54%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2

Series NAV shares were first offered April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.

3	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

20

Total Return Trust
Subadviser: Pacific Investment Management Company, LLC
Portfolio Manager: William H. Gross

INVESTMENT OBJECTIVE & POLICIES ▶ To seek maximum total return, consistent with preservation of capital and prudent investment management, by investing at least 65% of its total assets in a diversified portfolio of fixed income instruments of varying maturities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Federal National Mortgage Association	51.96
Financial	17.53
Federal Home Loan Mortgage Corp.	8.21
Mortgage Securities	7.36
Treasury Inflation-Protected Securities	3.41
Asset Backed Securities	2.40
Consumer, Non-cyclical	1.41
Government	1.36
Communications	1.07
Energy	0.62

*	Top Sectors as a percentage of market value. Does not include short term securities and investments in the John Hancock Investment Trust, if applicable.

PORTFOLIO MANAGER’S COMMENTARY

Performance ▶ For the year, the Total Return Trust Series I returned +2.69%, underperforming the +5.24% return of the Barclays Capital U.S. Aggregate Bond Index.

Environment ▶ Over the year 2008, interest rates fell worldwide and yield curves in the U.S., Europe and the United Kingdom steepened, as investors fled to the safety of government bonds, especially shorter maturities. To forestall a recession and unfreeze credit markets early in the year, the Federal Reserve continued to ease, reducing the federal funds rate by 200 basis points, or 2 percentage points, and took several unconventional steps: It made several hundred billion dollars of liquidity facilities available to the financial system against an expanded range of collateral, opened its discount window to investment banks, and arranged the rescue of investment bank Bear Stearns.

The financial crisis, originally thought to be contained within the housing market, gradually spread to the corporate sector. September featured a succession of shocking events, including the U.S. Treasury’s bailout of mortgage agencies Fannie Mae and Freddie Mac and insurer AIG, as well as the realignment of the biggest U.S. investment banks via bankruptcy, merger, recapitalization or transformation into bank holding companies. In early October, Congress approved the $700 billion Troubled Asset Relief Program proposed by the Treasury and the Fed to help unclog the flow of credit. In addition to the previously announced government programs and continued federal funds rate cuts aimed to get the economy growing again, the Fed stated it would target an interest rate between 0% and 0.25%.

The main contributors to the portfolio’s relative performance included portfolio positioning on the front end of yield curves in certain developed countries outside the U.S., such as the U.K. and Australia; curve-steepening biases in the U.S., the U.K., Australia, and the Eurozone; and an underweight position in corporate bonds. The major detractors from portfolio performance relative to the benchmark included an overweight to agency mortgage-backed securities; an overweight to financials; a swap spread curve steepening bias; and exposure to emerging market currencies.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return

Period Ending December 31, 2008	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception

Total Return Trust Series I (began 5/1/99)	2.69%	4.43%	—	5.63%	24.23%	—	69.79%
Total Return Trust Series II2 (began 1/28/02)	2.53%	4.23%	—	5.50%	23.01%	—	67.79%
Total Return Trust Series NAV[3] (began 2/28/05)	2.76%	4.47%	—	5.65%	24.45%	—	70.10%
Barclays Capital U.S. Aggregate Bond Index[4]	5.24%	4.65%	—	5.85%	25.52%	—	73.28%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2

Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares, which have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3

Series NAV shares were first offered February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares, which have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

4	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

21

U.S. Government Securities Trust
Subadviser: Western Asset Management Company
Portfolio Managers: S. Kenneth Leech, Steven A. Walsh, Mark S. Lindbloom, Ronald D. Mass, Frederick R. Marki

INVESTMENT OBJECTIVE & POLICIES ▶ To obtain a high level of current income consistent with preservation of capital and maintenance of liquidity. The portfolio invests at least 80% of its net assets in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Federal National Mortgage Association	40.50
Federal Home Loan Mortgage Corp.	11.96
Mortgage Securities	8.95
Federal Home Loan Bank	5.69
Asset Backed Securities	4.12
Treasury Inflation-Protected Securities	3.58
Government National Mortgage	1.96
U.S. Treasury Notes	1.56
Financial	1.18
U.S. Treasury Bonds	0.15

*	Top Sectors as a percentage of market value. Does not include short term securities and investments in the John Hancock Investment Trust, if applicable.

PORTFOLIO MANAGER’S COMMENTARY

Performance ▶ For the year, the U.S. Government Securities Trust Series I returned –1.41%, underperforming the +11.41% of the Citigroup 1-10 Year Treasury Index.

Environment ▶ The Federal Reserve intensified its campaign against economic weakness in response to the deepening financial crisis. The federal funds rate was reduced a cumulative 425 basis points (4.25 percentage points) to near 0% by year end, moving the Fed beyond its traditional form of stimulus. A number of new lending facilities, designed to meet the liquidity demands of a range of financial intermediaries, were implemented. The Fed and the U.S. Treasury recently announced plans to channel up to $600 billion directly to the mortgage market, and up to $200 billion directly to consumer and small business finance, including credit card, auto and student loans.

Yields on 30-year fixed-rate conventional mortgages declined roughly 1%, to the lowest level on record. Third-quarter gross domestic product contracted 0.5% on falling consumption expenditures. Consumer confidence fell as labor market conditions deteriorated and equity prices plunged. The unemployment rate increased from 5.0% to 6.7%, though the U.S. dollar gained close to 6% against a trade-weighted basket of currencies. All in all, 2008 was the worst year for risk-taking in a quarter century. Yield spreads widened by more than 3.5 percentage points on investment-grade issues and 11 percentage points on high-yield issues. Mortgage-backed securities performed better, but underperformed Treasuries by 2.32%. The S&P 500 Index lost 37% as volatility soared.

A large overweight exposure to the mortgage-backed sector detracted from returns, as volatility remained high and negative housing news continued to damage market sentiment. We had diversified into a number of non-agency issues that were particularly affected and further detracted from performance due to rising defaults, uncertainty in that marketplace and a lack of liquidity. A modest TIPS exposure had a negative impact, as oil plunged to $40 per barrel and inflation fears switched to deflation fears. On a positive note, a tactically driven duration posture contributed modestly to returns as bond yields rallied. A curve-steepening strategy had a positive impact on performance as the spread between 2- and 10-year yields widened.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return

Period Ending December 31, 2008	1-year	5-year	10-year	5-year	10-year

U.S. Government Securities Trust Series I (began 3/18/88)	–1.41%	2.10%	3.74%	10.95%	44.31%
U.S. Government Securities Trust Series II2 (began 1/28/02)	–1.64%	1.91%	3.62%	9.90%	42.66%
U.S. Government Securities Trust Series NAV[3] (began 2/28/05)	–1.44%	2.12%	3.75%	11.06%	44.45%
Citigroup 1-10 Year Treasury Index	11.41%	5.40%	5.67%	30.07%	73.61%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2

Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3

Series NAV shares were first offered February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

22

U.S. High Yield Bond Trust
Subadviser: Wells Capital Management, Incorporated
Portfolio Managers: Phil Susser, Niklas Nordenfelt, Sean Lynch

INVESTMENT OBJECTIVE & POLICIES ▶ The portfolio seeks total return with a high level of current income by primarily investing in corporate debt securities that are below investment grade, including preferred and other convertible securities in below investment grade debt securities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Communications	23.67
Consumer, Non-cyclical	16.92
Energy	11.46
Consumer, Cyclical	10.21
Financial	9.70
Industrial	5.47
Technology	4.92
Basic Materials	4.81
Utilities	2.95
Asset Backed Securities	0.14

*	Top Sectors as a percentage of market value. Does not include short term securities and investments in the John Hancock Investment Trust, if applicable.

PORTFOLIO MANAGER’S COMMENTARY

Performance ▶ For the year, the U.S. High Yield Bond Trust Series I returned –20.86%, outperforming the –26.11% return of the Merrill Lynch U.S. High Yield Master II Constrained Index.

Environment ▶ During 2008, investor risk aversion intensified to risk avoidance as deleveraging, ongoing housing market woes, tight credit conditions and a rapidly weakening labor market prompted a strong flight to quality. Treasury yields fell throughout the year with some investors willing to purchase Treasury bills at 0% yields, while other sectors posted their worst year on record. The high-yield market fell 26.11% during 2008 with the loan market down 28.75%, as deleveraging forces took a particularly hard toll on that market. High yield credit spreads ended the year at 1,810 basis points (18.10 percentage points), a 1,226 basis-point increase over year-end 2007 levels. The portfolio’s outperformance was largely attributable to the more conservative allocation, with less exposure to the most consumer-sensitive, housing-related and highly leveraged companies. Security selection was the largest performance contributor during 2008. The portfolio’s holdings outperformed in most sectors, with the most significant outperformance within the Financials, Cable/Satellite TV, Gaming, Paper and Telecommunication sectors.

The portfolio’s sector allocation contributed more than 200 basis points of relative performance, helped by underweights to the Paper, Publishing/ Printing and Banks/Thrifts sectors. The overweights to Cable/Satellite TV, Health Care and Telecommunication also helped on a relative basis. The underweight to Utilities hurt. The Trust’s quality orientation also contributed, helped by an underweight to CCC-rated bonds. However, the underweight to BB bonds hurt relative performance, as did exposure to bank loans, which underperformed.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return

Period Ending December 31, 2008	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception

U.S. High Yield Bond Trust Series I (began 4/29/05)	–20.86%	—	—	–2.00%	—	—	–7.15%
U.S. High Yield Bond Trust Series II (began 4/29/05)	–21.05%	—	—	–2.16%	—	—	–7.71%
U.S. High Yield Bond Trust Series NAV (began 4/29/05)	–20.79%	—	—	–1.93%	—	—	–6.92%
Merrill Lynch U.S. High Yield Master II Constrained Index[2]	–26.11%	—	—	–3.29%	—	—	–11.55%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

23

John Hancock Trust
Shareholder Expense Example

As a shareholder of John Hancock Trust, you incur ongoing costs, such as management fees, distribution (12b-1) fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the portfolios so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the period and held for the entire period (July 1, 2008 through December 31, 2008).

Actual expenses:

The first line of each share class in the table below and on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table below, and on the following pages, provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class, and an assumed annualized rate of return of 5% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs and insurance-related charges. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/2008	Ending Account Value 12/31/2008	Expenses Paid During Period * 7/1/2008– 12/31/2008	Annualized Expense Ratio
Active Bond Trust
Series I — Actual	$1,000.00	$906.70	$3.31	0.69%
Series I — Hypothetical (5% of annualized return before expenses)	1,000.00	1,021.70	3.51	0.69%
Series II — Actual	1,000.00	904.70	4.26	0.89%
Series II — Hypothetical (5% of annualized return before expenses)	1,000.00	1,020.70	4.52	0.89%
Series NAV — Actual	1,000.00	906.20	3.07	0.64%
Series NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,021.90	3.25	0.64%
Core Bond Trust
Series I — Actual	$1,000.00	$1,019.20	$4.37	0.86%
Series I — Hypothetical (5% of annualized return before expenses)	1,000.00	1,020.80	4.37	0.86%
Series II — Actual	1,000.00	1,018.80	5.33	1.05%
Series II — Hypothetical (5% of annualized return before expenses)	1,000.00	1,019.90	5.33	1.05%
Series NAV — Actual	1,000.00	1,019.70	3.96	0.78%
Series NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,021.20	3.96	0.78%
Floating Rate Income Trust
Series NAV — Actual	$1,000.00	$744.80	$3.35	0.76%
Series NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,021.40	3.88	0.76%
Global Bond Trust
Series I — Actual	$1,000.00	$919.70	$4.34	0.90%
Series I — Hypothetical (5% of annualized return before expenses)	1,000.00	1,020.60	4.57	0.90%
Series II — Actual	1,000.00	918.80	5.31	1.10%
Series II — Hypothetical (5% of annualized return before expenses)	1,000.00	1,019.60	5.58	1.10%
Series NAV — Actual	1,000.00	920.20	4.10	0.85%
Series NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,020.90	4.32	0.85%
High Income Trust
Series II — Actual	$1,000.00	$638.70	$4.12	1.00%
Series II — Hypothetical (5% of annualized return before expenses)	1,000.00	1,020.10	5.08	1.00%
Series NAV — Actual	1,000.00	638.90	3.05	0.74%
Series NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,021.40	3.76	0.74%

24

John Hancock Trust
Shareholder Expense Example

	Beginning Account Value 7/1/2008	Ending Account Value 12/31/2008	Expenses Paid During Period * 7/1/2008– 12/31/2008	Annualized Expense Ratio
High Yield Trust
Series I — Actual	$1,000.00	$718.00	$3.37	0.78%
Series I — Hypothetical (5% of annualized return before expenses)	1,000.00	1,021.20	3.96	0.78%
Series II — Actual	1,000.00	716.40	4.23	0.98%
Series II — Hypothetical (5% of annualized return before expenses)	1,000.00	1,020.20	4.98	0.98%
Series NAV — Actual	1,000.00	718.40	3.15	0.73%
Series NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,021.50	3.71	0.73%
Income Trust
Series NAV — Actual	$1,000.00	$747.40	$3.87	0.88%
Series NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,020.70	4.47	0.88%
Investment Quality Bond Trust
Series I — Actual	$1,000.00	$983.20	$3.69	0.74%
Series I — Hypothetical (5% of annualized return before expenses)	1,000.00	1,021.40	3.76	0.74%
Series II — Actual	1,000.00	983.00	4.69	0.94%
Series II — Hypothetical (5% of annualized return before expenses)	1,000.00	1,020.40	4.77	0.94%
Series NAV — Actual	1,000.00	983.70	3.44	0.69%
Series NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,021.70	3.51	0.69%
Money Market Trust
Series I — Actual	$1,000.00	$1,006.80	$2.98	0.59%
Series I — Hypothetical (5% of annualized return before expenses)	1,000.00	1,022.20	3.00	0.59%
Series II — Actual	1,000.00	1,005.80	3.98	0.79%
Series II — Hypothetical (5% of annualized return before expenses)	1,000.00	1,021.20	4.01	0.79%
Money Market Trust B
Series NAV — Actual	$1,000.00	$1,008.30	$1.51	0.30%
Series NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,023.60	1.53	0.30%
Real Return Bond Trust
Series I — Actual	$1,000.00	$853.60	$3.87	0.83%
Series I — Hypothetical (5% of annualized return before expenses)	1,000.00	1,021.00	4.22	0.83%
Series II — Actual	1,000.00	851.80	4.75	1.02%
Series II — Hypothetical (5% of annualized return before expenses)	1,000.00	1,020.00	5.18	1.02%
Series NAV — Actual	1,000.00	853.00	3.77	0.81%
Series NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,021.10	4.12	0.81%
Short-Term Bond Trust
Series NAV — Actual	$1,000.00	$822.10	$3.16	0.69%
Series NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,021.70	3.51	0.69%
Spectrum Income Trust
Series NAV — Actual	$1,000.00	$918.70	$4.05	0.84%
Series NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,020.90	4.27	0.84%
Strategic Bond Trust
Series I — Actual	$1,000.00	$870.20	$3.85	0.82%
Series I — Hypothetical (5% of annualized return before expenses)	1,000.00	1,021.00	4.17	0.82%
Series II — Actual	1,000.00	869.10	4.79	1.02%
Series II — Hypothetical (5% of annualized return before expenses)	1,000.00	1,020.00	5.18	1.02%
Series NAV — Actual	1,000.00	870.30	3.62	0.77%
Series NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,021.30	3.91	0.77%
Strategic Income Trust
Series I — Actual	$1,000.00	$906.10	$3.88	0.81%
Series I — Hypothetical (5% of annualized return before expenses)	1,000.00	1,021.10	4.12	0.81%
Series II — Actual	1,000.00	904.90	4.84	1.01%
Series II — Hypothetical (5% of annualized return before expenses)	1,000.00	1,020.10	5.13	1.01%
Series NAV — Actual	1,000.00	905.70	3.69	0.77%
Series NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,021.30	3.91	0.77%

25

John Hancock Trust
Shareholder Expense Example

	Beginning Account Value 7/1/2008	Ending Account Value 12/31/2008	Expenses Paid During Period * 7/1/2008– 12/31/2008	Annualized Expense Ratio
Total Return Trust
Series I — Actual	$1,000.00	$1,012.90	$4.00	0.79%
Series I — Hypothetical (5% of annualized return before expenses)	1,000.00	1,021.20	4.01	0.79%
Series II — Actual	1,000.00	1,012.30	5.01	0.99%
Series II — Hypothetical (5% of annualized return before expenses)	1,000.00	1,020.20	5.03	0.99%
Series NAV — Actual	1,000.00	1,012.60	3.79	0.75%
Series NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,021.40	3.81	0.75%
U.S. Government Securities Trust
Series I — Actual	$1,000.00	$1,009.20	$3.79	0.75%
Series I — Hypothetical (5% of annualized return before expenses)	1,000.00	1,021.40	3.81	0.75%
Series II — Actual	1,000.00	1,007.10	4.79	0.95%
Series II — Hypothetical (5% of annualized return before expenses)	1,000.00	1,020.40	4.82	0.95%
Series NAV — Actual	1,000.00	1,008.10	3.48	0.69%
Series NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,021.70	3.51	0.69%
U.S. High Yield Bond Trust
Series I — Actual	$1,000.00	$795.80	$3.79	0.84%
Series I — Hypothetical (5% of annualized return before expenses)	1,000.00	1,020.90	4.27	0.84%
Series II — Actual	1,000.00	794.20	4.69	1.04%
Series II — Hypothetical (5% of annualized return before expenses)	1,000.00	1,019.90	5.28	1.04%
Series NAV — Actual	1,000.00	795.90	3.57	0.79%
Series NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,021.20	4.01	0.79%

*	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (184), and divided by 366 (to reflect the one-half year period).

26

John Hancock Trust
Portfolio of Investments — December 31, 2008 (showing percentage of total net assets)

Active Bond Trust
	Shares or Principal Amount	Value	% of Net Assets
U.S. TREASURY OBLIGATIONS - 2.81%
U.S. Treasury Bonds - 0.93%
3.750%, due 11/15/2018	13,925,000	$15,763,518	0.76%
4.375%, due 02/15/2038	2,700,000	3,616,312	0.17%
		19,379,830
U.S. Treasury Notes - 1.88%
2.000%, due 11/30/2013 (a)	34,400,000	35,292,267	1.70%
2.000%, due 02/28/2010	3,596,000	3,660,757	0.18%
		38,953,024

TOTAL U.S. TREASURY OBLIGATIONS (Cost $55,943,841)		$58,332,854
U.S. GOVERNMENT AGENCY OBLIGATIONS - 38.47%
Federal Home Loan Bank - 0.62%
5.895%, due 09/01/2036 (b)	12,654,210	12,927,655	0.62%
Federal Home Loan Mortgage Corp. - 4.84%
5.500%, due 08/23/2017 (a)	25,000,000	29,482,925	1.42%
5.500%, due 03/01/2036	18,241,031	18,694,921	0.90%
5.833%, due 03/01/2037 (b)	7,092,059	7,261,340	0.35%
6.000%, due 05/01/2038	10,109,343	10,433,552	0.50%
6.000%, due 08/01/2038	10,977,409	11,322,597	0.54%
4.500% to 6.000%, due 3/21/2011 to 7/1/2038 (a)		23,525,932	1.13%
		100,721,267
Federal National Mortgage Association - 32.40%
4.500% TBA **	32,660,000	33,405,056	1.61%
5.000%, due 03/01/2036	20,464,304	20,936,741	1.01%
5.000%, due 05/01/2036	18,265,310	18,684,126	0.90%
5.000%, due 11/01/2036	18,895,779	19,329,052	0.93%
5.000%, due 03/01/2038	9,843,716	10,067,891	0.48%
5.000%, due 03/01/2038	17,940,297	18,348,859	0.88%
5.000%, due 05/01/2038	14,032,923	14,352,500	0.69%
5.000%, due 05/01/2038	6,626,818	6,777,733	0.33%
5.000% TBA **	29,500,000	30,145,312	1.45%
5.000% TBA **	41,400,000	42,525,562	2.05%
5.500%, due 09/01/2034	8,260,575	8,491,290	0.41%
5.500%, due 02/01/2035	14,616,561	15,022,513	0.72%
5.500%, due 05/01/2035	10,891,623	11,202,630	0.54%
5.500%, due 06/01/2035	10,771,673	11,069,156	0.53%
5.500%, due 04/01/2036	22,948,957	23,571,984	1.13%
5.500%, due 01/01/2037	7,461,778	7,663,188	0.37%
5.500%, due 01/01/2037	11,149,059	11,455,223	0.55%
5.500%, due 02/01/2037	13,619,178	13,986,789	0.67%
5.500%, due 04/01/2037	13,659,832	14,028,541	0.68%
5.500%, due 07/01/2037	16,443,084	16,886,919	0.81%
5.500%, due 12/01/2037	8,669,230	8,903,231	0.43%
5.500%, due 06/01/2038	8,298,934	8,522,940	0.41%
5.500% TBA **	16,900,000	17,410,961	0.84%
5.500% TBA **	19,925,000	20,441,805	0.98%
6.000%, due 05/01/2035	8,839,273	9,128,275	0.44%
6.000%, due 02/01/2036	25,337,453	26,165,869	1.26%
6.000%, due 02/01/2036	27,279,203	28,230,777	1.36%
6.000%, due 09/01/2036	11,290,612	11,645,648	0.56%
6.000%, due 07/01/2037	10,296,848	10,620,636	0.51%
6.000%, due 01/01/2038	15,195,955	15,673,796	0.75%
6.000% TBA **	54,930,000	56,590,776	2.72%
6.500%, due 06/01/2036	6,525,768	6,790,622	0.33%
3.500% to 7.500%, due 9/15/2009 to 10/25/2041 (a) (b) (c) (j)		$105,537,562	5.07%
		673,613,963
Government National Mortgage Association - 0.61%		12,735,719	0.61%

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $771,480,949)		$799,998,604
FOREIGN GOVERNMENT OBLIGATIONS - 0.58%
Argentina - 0.06%		1,180,020	0.06%
Canada - 0.01%		232,508	0.01%
Colombia - 0.06%		1,307,490	0.06%
Denmark - 0.01%		229,705	0.01%
Germany - 0.16%		3,240,758	0.16%
Japan - 0.11%		2,273,512	0.11%
Mexico - 0.08%		1,756,456	0.08%
Panama - 0.02%		517,960	0.02%
Peru - 0.01%		170,200	0.01%
Philippines - 0.01%		207,270	0.01%
Sweden - 0.02%		433,832	0.02%
Ukraine - 0.01%		215,000	0.01%
United Kingdom - 0.02%		389,866	0.02%

TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $13,106,915)		$12,154,577
CORPORATE BONDS - 39.62%
Basic Materials - 1.20%		24,916,551	1.20%
Communications - 5.71%		118,717,958	5.71%
Consumer, Cyclical - 2.35%		48,828,301	2.35%
Consumer, Non-cyclical - 5.09%		105,796,535	5.09%
Diversified - 0.07%		1,533,307	0.07%
Energy - 4.08%		84,762,028	4.08%
Financial - 14.48%
JPMorgan Chase & Company, Series 1
7.900%, due 12/31/2049 (b)	8,535,000	7,099,669	0.34%
JPMorgan Chase
3.149% to 6.750%, due 2/1/2011 to 5/15/2047 (b)		6,188,799	0.30%
Merrill Lynch & Company, Inc.
7.750%, due 05/14/2038	7,525,000	8,290,150	0.40%
Merrill Lynch
3.743% to 6.875%, due 4/25/2013 to 4/25/2018 (b)		9,816,311	0.48%

27

The accompanying notes are an integral part of the financial statements.

Active Bond Trust
	Shares or Principal Amount	Value	% of Net Assets
CORPORATE BONDS - (continued)
Financial - 14.48%
Morgan Stanley
4.250% to 6.625%, due 5/15/2010 to 4/1/2018 (b)		$8,063,715	0.39%
OTHER SECURITIES		261,557,984	12.57%
		301,016,628
Industrial - 1.96%		40,755,217	1.96%
Technology - 0.44%		9,124,851	0.44%
Utilities - 4.24%
Israel Electric Corp., Ltd.
7.250%, due 01/15/2019 (d)	7,280,000	6,789,692	0.32%
OTHER SECURITIES		81,461,872	3.92%
		88,251,564

TOTAL CORPORATE BONDS (Cost $1,038,208,610)		$823,702,940
MUNICIPAL BONDS - 0.22%
District of Columbia - 0.22%		4,495,685	0.22%

TOTAL MUNICIPAL BONDS (Cost $4,750,000)		$4,495,685
COLLATERALIZED MORTGAGE OBLIGATIONS - 12.23%
Bank of America
0.079% to 5.940%, due 8/10/2013 to 9/10/2047 (b) (d) (e)		30,080,330	1.44%
Federal Home Loan Mortgage
4.750% to 7.500%, due 1/15/2031 to 8/15/2032		3,417,808	0.16%
Federal National Mortgage Association
7.500%, due 11/25/2041	326,828	344,088	0.02%
JPMorgan Chase
3.890% to 6.500%, due 1/25/2021 to 5/15/2045 (b)		21,947,591	1.06%
Merrill Lynch
0.064% to 5.909%, due 8/12/2020 to 2/14/2051 (b) (d) (e)		13,031,300	0.62%
Morgan Stanley
0.157% to 5.538%, due 3/25/2033 to 7/15/2056 (b) (d) (e)		15,735,585	0.77%
OTHER SECURITIES		169,802,308	8.16%

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $392,639,444)		$254,359,010
ASSET BACKED SECURITIES - 3.44%
DB Master Finance LLC, Series 2006-1, Class-A2
5.779%, due 06/20/2031 (d)	13,660,000	10,134,354	0.49%
OTHER SECURITIES		61,455,469	2.95%

TOTAL ASSET BACKED SECURITIES (Cost $157,006,535)		$71,589,823
SUPRANATIONAL OBLIGATIONS - 0.11%
Financial - 0.08%		1,627,694	0.08%
Government - 0.03%		719,974	0.03%

TOTAL SUPRANATIONAL OBLIGATIONS (Cost $2,520,629)		$2,347,668
PREFERRED STOCKS - 0.24%
Communications - 0.06%		$1,201,500	0.06%
Consumer, Non-cyclical - 0.09%		1,910,576	0.09%
Financial - 0.09%
Merrill Lynch & Company, Inc., Series MER, 8.625%	94,700	1,866,537	0.09%

TOTAL PREFERRED STOCKS (Cost $6,224,710)		$4,978,613
TERM LOANS - 0.02%
Consumer, Cyclical - 0.02%		362,500	0.02%

TOTAL TERM LOANS (Cost $719,764)		$362,500
WARRANTS - 0.00%
Basic Materials - 0.00%		5,021	0.00%

TOTAL WARRANTS (Cost $0)		$5,021
SHORT TERM INVESTMENTS - 15.00%
U.S. Treasury Bills
zero coupon, due 06/18/2009	13,600,000	13,594,568	0.65%
zero coupon, due 06/11/2009	3,975,000	3,971,711	0.19%
Federal Home Loan Bank Discount Notes
zero coupon, due 01/13/2009	116,000,000	115,998,453	5.58%
zero coupon, due 01/14/2009	93,000,000	92,998,657	4.47%
Federal Agricultural Mortgage Corp.
zero coupon, due 01/15/2009	13,000,000	12,999,697	0.63%
John Hancock Cash Investment Trust, 1.2465% (f) (g)	72,348,325	72,348,325	3.48%

TOTAL SHORT TERM INVESTMENTS (Cost $311,911,411)		$311,911,411
REPURCHASE AGREEMENTS - 0.91%
Repurchase Agreement with State Street Corp. dated 12/31/2008 at 0.00% to be repurchased at $18,966,000 on 01/02/2009, collateralized by $8,250,000 U.S. Treasury Bonds, 8.50% due 02/15/2020 (valued at $12,846,900, including interest) and $425,000 Federal Home Loan Bank, 2.275% due 04/24/2009 (valued at $434,031, including interest) and $4,805,000 Federal Home Loan Bank, 3.375% due 06/24/2011 (valued at $5,027,231, including interest) and $1,035,000 Federal National Mortgage Association, 4.125% due 06/16/2011 (valued at $1,045,350, including interest)	18,966,000	18,966,000	0.91%

TOTAL REPURCHASE AGREEMENTS (Cost $18,966,000)		$18,966,000
Total Investments (Active Bond Trust) (Cost $2,773,478,808) - 113.65%		$2,363,204,706	113.65%
Liabilities in Excess of Other Assets - (13.65%)		(283,912,751)	(13.65%)
TOTAL NET ASSETS - 100.00%		$2,079,291,955	100.00%

28

The accompanying notes are an integral part of the financial statements.

Core Bond Trust
	Shares or Principal Amount	Value	% of Net Assets
U.S. TREASURY OBLIGATIONS - 10.92%
U.S. Treasury Bonds - 10.82%
2.750%, due 10/31/2013	1,688,000	$1,794,555	0.68%
3.750%, due 11/15/2018 (j)	13,887,000	15,720,501	5.97%
4.375%, due 02/15/2038	1,868,000	2,501,952	0.95%
5.375%, due 02/15/2031	3,092,000	4,248,600	1.62%
6.250%, due 05/15/2030	1,723,000	2,590,961	0.99%
8.875%, due 02/15/2019	965,000	1,483,537	0.56%
4.500% to 5.000%, due 5/15/2037 to 5/15/2038		124,140	0.05%
		28,464,246
U.S. Treasury Notes - 0.10%
1.250% to 2.750%, due 11/30/2010 to 11/30/2013		275,217	0.10%

TOTAL U.S. TREASURY OBLIGATIONS (Cost $26,797,242)		$28,739,463
U.S. GOVERNMENT AGENCY OBLIGATIONS - 52.92%
Federal Home Loan Bank - 0.75%
5.460%, due 11/27/2015	1,968,043	1,981,623	0.75%
Federal Home Loan Mortgage Corp. - 22.81%
5.500%, due 12/01/2018	6,875,000	7,098,706	2.70%
5.500%, due 02/01/2020	1,852,580	1,915,756	0.73%
5.500%, due 06/01/2020	2,363,079	2,444,771	0.93%
5.500%, due 09/01/2035	3,355,650	3,440,197	1.31%
5.500%, due 01/01/2036	2,297,583	2,355,471	0.90%
5.500%, due 06/01/2037	3,875,737	3,874,678	1.47%
5.500%, due 08/01/2037	1,962,602	1,949,800	0.74%
5.500% TBA **	9,000,000	9,157,500	3.48%
6.000%, due 05/01/2037	1,527,268	1,575,293	0.60%
6.500%, due 08/01/2038	7,053,000	7,341,456	2.79%
3.570% to 6.500%, due 10/1/2014 to 8/1/2038 (b)		18,865,944	7.16%
		60,019,572
Federal National Mortgage Association - 24.34%
5.500%, due 07/01/2020	2,469,857	2,555,626	0.97%
5.500%, due 05/01/2023	1,320,552	1,366,411	0.52%
5.500%, due 12/01/2023	6,235,000	6,451,520	2.45%
5.500%, due 07/01/2034	1,741,709	1,790,354	0.68%
5.500%, due 11/01/2034	1,931,832	1,985,787	0.75%
5.500%, due 03/01/2037	2,194,938	2,199,310	0.84%
5.500%, due 04/01/2037	1,567,400	1,570,522	0.60%
5.500%, due 12/01/2038	1,886,000	1,889,757	0.72%
5.500% TBA **	8,459,000	8,623,554	3.28%
5.500% TBA **	11,042,000	11,328,402	4.30%
6.500%, due 12/01/2037	3,988,718	4,053,379	1.54%
7.000% TBA **	1,500,000	1,571,016	0.60%
4.500% to 7.000%, due 6/1/2013 to 9/1/2038 (b) (j)		18,655,762	7.09%
		64,041,400
Government National Mortgage Association - 5.02%
4.500% TBA **	2,000,000	2,013,750	0.76%
5.500% TBA **	2,500,000	2,548,828	0.97%
5.500%, due 12/20/2099	1,500,000	1,536,328	0.58%
6.000%, due 12/01/2099	2,500,000	2,570,898	0.98%
6.000%, due 12/01/2099	3,000,000	3,074,766	1.17%
6.500%, due 12/15/2032	1,388,175	1,461,868	0.56%
		13,206,438

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $137,228,057)		$139,249,033
CORPORATE BONDS - 18.43%
Basic Materials - 0.47%		$1,231,180	0.47%
Communications - 3.20%
AT&T Broadband Corp.
8.375%, due 03/15/2013	1,773,000	1,834,211	0.70%
OTHER SECURITIES		6,582,125	2.50%
		8,416,336
Consumer, Cyclical - 0.75%		1,975,475	0.75%
Consumer, Non-cyclical - 2.18%		5,752,034	2.18%
Diversified - 0.06%		151,830	0.06%
Energy - 2.49%		6,547,292	2.49%
Financial - 7.38%
Citigroup, Inc.
6.500%, due 08/19/2013	1,835,000	1,851,673	0.70%
Citigroup
3.625% to 8.400%, due 2/9/2009 to 4/29/2049 (b)		1,260,567	0.49%
Credit Suisse
5.000% to 6.000%, due 5/15/2013 to 2/15/2018		1,086,208	0.41%
Morgan Stanley, MTN
6.625%, due 04/01/2018	1,520,000	1,333,481	0.51%
Morgan Stanley
5.300% to 6.250%, due 3/1/2013 to 12/28/2017		1,482,389	0.56%
OTHER SECURITIES		12,400,370	4.71%
		19,414,688
Technology - 0.39%		1,032,265	0.39%
Utilities - 1.51%		3,985,395	1.51%

TOTAL CORPORATE BONDS (Cost $51,879,704)		$48,506,495
COLLATERALIZED MORTGAGE OBLIGATIONS - 24.19%
Bear Stearns Commercial Mortgage Securities, Inc., Series 2000-WF1, Class A2
7.780%, due 02/15/2032 (b)	2,461,635	2,463,192	0.94%
Bear Stearns
4.720% to 6.480%, due 5/14/2016 to 11/11/2041 (b) (d)		1,757,358	0.67%
Citigroup
6.096%, due 12/10/2049 (b)	1,128,000	870,896	0.33%
Credit Suisse
4.597% to 6.530%, due 2/15/2034 to 4/15/2037 (b)		3,427,599	1.31%
Federal Home Loan Bank
5.340%, due 03/20/2014	832,532	880,891	0.34%
Federal Home Loan Mortgage Corp., Series 2004-2836, Class EG
5.000%, due 12/15/2032	1,347,000	1,374,893	0.52%
Federal Home Loan Mortgage Corp., Series 2008-3460, Class PC
5.000%, due 08/15/2034	1,661,000	1,705,460	0.65%
Federal Home Loan Mortgage Corp., Series 2007-3316, Class HA
5.000%, due 07/15/2035	1,851,626	1,911,492	0.73%
Federal Home Loan Mortgage
3.000% to 5.500%, due 7/15/2014 to 4/15/2036		5,811,478	2.21%

29

The accompanying notes are an integral part of the financial statements.

Core Bond Trust
	Shares or Principal Amount	Value	% of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS - (continued)
Federal Home Loan Mortgage Corp., Series 2003-2694, Class QG
4.500%, due 01/15/2029	1,484,000	$1,522,355	0.58%
Federal Home Loan Mortgage
4.000% to 5.000%, due 9/15/2016 to 8/15/2035		1,863,224	0.71%
Federal National Mortgage Association, Series 2001-81, Class HE
6.500%, due 01/25/2032	5,715,102	5,923,849	2.25%
Federal National Mortgage Association, Series 2007-39, Class NA
4.250%, due 01/25/2037	2,024,204	2,013,133	0.77%
Federal National Mortgage Association
3.500% to 5.703%, due 5/25/2011 to 2/25/2037		3,851,315	1.44%
GMAC Commercial Mortgage Securities, Inc., Series 2000-C2, Class A2
7.455%, due 08/16/2033 (b)	1,604,770	1,601,474	0.61%
General Motors
3.118% to 7.724%, due 3/15/2033 to 7/10/2039 (b)		1,698,622	0.65%
Government National Mortgage Association
4.212% to 5.000%, due 1/16/2028 to 7/20/2036		343,803	0.13%
JP Morgan Chase
3.765% to 7.371%, due 8/15/2032 to 6/12/2043 (b)		2,742,756	1.04%
Morgan Stanley Dean Witter Capital I, Series 2003-HQ2, Class A2
4.920%, due 03/12/2035	2,083,000	1,853,030	0.70%
Morgan Stanley
0.581% to 6.660%, due 6/15/2011 to 2/25/2047 (b)		3,903,864	1.49%
Wachovia
3.989% to 6.287%, due 4/15/2034 to 6/15/2045 (b)		3,724,087	1.42%
OTHER SECURITIES		12,392,377	4.70%

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $65,114,650)		$63,637,148
ASSET BACKED SECURITIES - 9.62%
Capital One Multi-Asset Execution Trust, Series 2008-A3, Class A3
5.050%, due 02/15/2016	3,055,000	2,665,228	1.01%
Capital One
1.225% to 5.750%, due 3/17/2014 to 7/15/2020 (b)		3,674,471	1.40%
Citigroup
0.511% to 5.682%, due 7/25/2036 to 12/25/2036 (b)		718,331	0.27%
Discover Card Master Trust, Series 2008-A4, Class A4
5.650%, due 12/15/2015	2,352,000	2,087,849	0.79%
Discover Card
1.275% to 5.650%, due 10/15/2013 to 3/16/2020 (b)		2,764,676	1.05%
Morgan Stanley
0.511% to 0.521%, due 12/25/2036 to 1/25/2037 (b)		180,169	0.07%
SLM Student
3.615% to 5.185%, due 1/24/2017 to 7/27/2026 (b)		4,453,205	1.70%
OTHER SECURITIES		$8,758,481	3.33%

TOTAL ASSET BACKED SECURITIES (Cost $28,465,339)		$25,302,410
SUPRANATIONAL OBLIGATIONS - 0.17%
Government - 0.17%		449,805	0.17%

TOTAL SUPRANATIONAL OBLIGATIONS (Cost $486,936)		$449,805
REPURCHASE AGREEMENTS - 2.29%
Repurchase Agreement with State Street Corp. dated 12/31/2008 at 0.00% to be repurchased at $6,023,000 on 01/02/2009, collateralized by $5,445,000 Federal National Mortgage Association, 5.00% due 04/15/2015 (valued at $6,146,044, including interest)	6,023,000	6,023,000	2.29%

TOTAL REPURCHASE AGREEMENTS (Cost $6,023,000)		$6,023,000
Total Investments (Core Bond Trust) (Cost $315,994,928) - 118.54%		$311,907,354	118.54%
Liabilities in Excess of Other Assets - (18.54%)		(48,780,332)	(18.54%)
TOTAL NET ASSETS - 100.00%		$263,127,022	100.00%

Schedule of Securities Sold Short
	Shares or Principal Amount	Value	% of Net Assets
FEDERAL HOME LOAN MORTGAGE CORP. - 20.13%
Federal Home Loan Mortgage Corp.
6.000% TBA**	1,000,000	$1,038,906

TOTAL FEDERAL HOME LOAN MORTGAGE CORP. (Proceeds $1,037,656)		$1,038,906
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 79.87%
Federal National Mortgage Association
5.500% TBA**	4,000,000	4,120,938

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (Proceeds $4,112,969)		4,120,938
Total Securities Sold Short (Core Bond Trust) (Proceeds $5,150,625)		$5,159,844

Floating Rate Income Trust
	Shares or Principal Amount	Value	% of Net Assets
TERM LOANS - 81.99%
Basic Materials - 8.16%
Berry Plastics Holding Company
3.876%, due 04/03/2015 (b)	6,453,385	$4,073,699	0.66%
Georgia Pacific LLC, Tranche B1
4.108%, due 12/23/2013 (b)	16,988,080	13,795,731	2.23%

30

The accompanying notes are an integral part of the financial statements.

Floating Rate Income Trust
	Shares or Principal Amount	Value	% of Net Assets
Georgia Pacific
3.312%, due 12/20/2012 (b)	1,662,007	$1,349,687	0.22%
Graphic Packaging, Inc., Tranche B
5.205%, due 05/03/2014 (b)	6,119,776	4,261,744	0.69%
Lyondell Chemical
7.000%, due 12/20/2014 (b)	15,954,987	6,908,509	1.12%
Sunguard Homes, Tranche B
4.017%, due 08/15/2012 (b)	9,941,900	6,770,434	1.10%
OTHER SECURITIES		13,268,951	2.14%
		50,428,755
Communications - 17.45%
ALLTEL Communications, Inc., Tranche B2
4.371%, due 05/15/2015 (b)	13,444,535	13,179,005	2.13%
Cablevision Systems Corp., Tranche B
2.945%, due 03/30/2013 (b)	11,288,418	9,590,448	1.55%
Centennial Cellular, Tranche B
3.512%, due 02/09/2011 (b)	4,640,067	4,381,550	0.71%
Charter Communications, Inc., Tranche B
5.064%, due 03/15/2014 (b)	13,821,664	10,089,815	1.63%
Charter
8.500%, due 03/06/2014 (b)	3,512,669	2,760,371	0.45%
Direct TV Holdings, Inc., Tranche C
5.250%, due 04/13/2013 (b)	7,960,000	7,091,007	1.15%
Level 3 Communications, Inc., Tranche B
7.000%, due 03/01/2014 (b)	8,000,000	4,790,000	0.78%
Metropcs Wireless, Inc. Tranche B
4.508%, due 02/20/2014 (b)	8,489,822	6,783,902	1.10%
Panamsat Corp., Tranche B
6.650%, due 06/30/2013 (b)	14,179,192	10,695,166	1.73%
OTHER SECURITIES		38,425,342	6.22%
		107,786,606
Consumer, Cyclical - 36.32%
Amscan Holdings, Inc., Tranche B
3.930%, due 05/01/2013 (b)	7,665,486	4,790,928	0.78%
Aramark Corp.
3.334%, due 01/31/2014 (b)	9,342,961	7,661,228	1.24%
Carmike Cinemas
5.330% to 6.130%, due 05/19/2012 (b)		6,601,406	1.07%
Community Health Systems, Inc., Tranche B
4.445%, due 07/02/2014 (b) (l)	18,370,914	14,242,051	2.31%
Constellation Brands, Inc., Term Loan B
3.511%, due 06/05/2013 (b)	6,997,605	6,140,398	0.99%
DaVita, Tranche B1
3.295%, due 03/15/2014 (b)	7,000,000	6,085,002	0.98%
Dole Food Company, Inc., Letter of Credit
6.819%, due 04/12/2013 (b)	6,433,269	4,460,398	0.72%
Dollar General Corp., Tranche B
5.015%, due 07/15/2014 (b)	8,000,000	6,150,000	1.00%
First Data Corp., Tranche B2
3.211%, due 10/15/2014 (b)	8,695,470	5,497,711	0.89%
Harrah’s Operating Company, Inc., Tranche B2
6.530%, due 02/28/2015 (b)	12,938,719	7,479,304	1.21%
HCA, Inc., Tranche B
3.709%, due 11/01/2013 (b)	18,431,799	$14,411,363	2.33%
HCA
2.959%, due 11/16/2012 (b)	1,467,665	1,232,838	0.20%
Health Management Associates, Inc., Tranche B
3.209%, due 01/16/2014 (b)	8,732,312	5,339,189	0.86%
Iasis Healthcare Corp., Tranche B
2.461%, due 05/01/2014 (b)	7,321,785	5,193,892	0.84%
Neiman Marcus Group, Inc., Tranche B
4.193%, due 03/13/2013 (b)	8,444,036	5,335,094	0.86%
Penn National Gaming, Inc., Term Loan B
3.563%, due 10/03/2012 (b)	7,379,757	5,928,402	0.96%
Petco Animal Supplies, Inc., Tranche B
4.479%, due 11/15/2013 (b)	7,474,751	4,509,764	0.73%
Regal Cinemas, Tranche B
3.209%, due 10/19/2010 (b)	6,230,964	4,513,985	0.73%
Royalty Pharma, Tranche B
3.709%, due 05/15/2014 (b)	6,974,747	6,126,151	0.99%
Vanguard Health Holdings, Tranche B
3.298%, due 05/18/2011 (b)	6,396,008	5,196,756	0.84%
Wrigley WM Jr. Company, Term Loan B
7.750%, due 09/30/2014 (b)	4,950,000	4,720,374	0.76%
OTHER SECURITIES		92,758,020	15.03%
		224,374,254
Consumer, Non-cyclical - 9.24%
Affinion Group, Tranche B
4.645%, due 10/17/2012 (b)	6,000,000	4,080,000	0.66%
Asurion Corp. Tranche B
5.197%, due 07/02/2014 (b)	7,000,000	4,711,875	0.76%
Bausch & Lomb, Inc., Tranche B
4.709%, due 04/11/2015 (b) (l)	8,450,970	5,641,022	0.91%
Biomet, Inc., Tranche B
4.459%, due 03/25/2015 (b)	6,407,610	5,450,474	0.88%
Fenwal, Inc.
4.446%, due 03/01/2014 (b)	7,963,379	4,817,845	0.78%
Ford Motor
5.000%, due 11/29/2013 (b)	6,977,215	2,799,608	0.45%
General Motors
5.795%, due 12/15/2013 (b)	5,473,478	2,463,065	0.40%
Hertz Corp.
3.316%, due 01/21/2012 (b)	8,171,178	4,793,760	0.78%
US Investigations Services, Inc., Tranche B
4.275%, due 02/21/2015 (b)	6,079,377	4,377,151	0.71%
OTHER SECURITIES		17,926,835	2.91%
		57,061,635
Energy - 8.82%
Calpine Corp.
4.335%, due 03/29/2009 (b)	14,691,206	10,777,043	1.74%
Dynegy Holdings, Inc.
1.970%, due 04/02/2013 (b)	7,486,097	5,595,858	0.91%
Energy Future Holdings Corp., Tranche B3
5.360%, due 10/10/2014 (b)	18,491,078	12,781,957	2.07%
NRG Energy, Inc., Tranche B
2.676%, due 02/01/2013 (b)	6,875,000	5,938,281	0.96%
NRG Energy
2.959%, due 02/01/2013 (b)	1,000,000	863,750	0.14%

31

The accompanying notes are an integral part of the financial statements.

Floating Rate Income Trust
	Shares or Principal Amount	Value	% of Net Assets
TXU Energy, Tranche B2
5.582%, due 10/10/2014 (b)	8,727,444	$6,032,845	0.98%
OTHER SECURITIES		12,478,400	2.02%
		54,468,134
Financial - 0.22%		1,335,629	0.22%
Industrial - 0.91%		5,604,757	0.91%
Technology - 0.87%
CGG, Tranche B
4.993%, due 01/30/2014 (b)	6,801,476	5,373,166	0.87%

TOTAL TERM LOANS (Cost $664,601,636)		$506,432,936
U.S. GOVERNMENT AGENCY OBLIGATIONS - 17.11%
Federal Home Loan Bank - 17.11%
4.500%, due 10/09/2009 (a)	47,000,000	48,414,559	7.84%
5.000%, due 09/18/2009	55,600,000	57,300,971	9.27%
		105,715,530

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $105,736,879)		$105,715,530
CORPORATE BONDS - 6.67%
Basic Materials - 0.17%		1,076,830	0.17%
Communications - 2.30%
Verizon Communications, Inc.
8.750%, due 11/01/2018	4,000,000	4,692,888	0.76%
OTHER SECURITIES		9,530,104	1.54%
		14,222,992
Consumer, Cyclical - 0.61%		3,769,726	0.61%
Consumer, Non-cyclical - 0.11%		684,375	0.11%
Energy - 1.58%
Chesapeake Energy Corp.
7.625%, due 07/15/2013	5,895,000	5,069,700	0.82%
OTHER SECURITIES		4,691,565	0.76%
		9,761,265
Financial - 1.36%
Ford Motor
12.000%, due 05/15/2015	5,400,000	4,032,499	0.65%
General Motors
3.399%, due 05/15/2009 (b)	4,000,000	3,820,000	0.62%
OTHER SECURITIES		514,500	0.09%
		8,366,999
Industrial - 0.54%		3,340,000	0.54%

TOTAL CORPORATE BONDS (Cost $54,172,153)		$41,222,187
SHORT TERM INVESTMENTS - 7.57%
John Hancock Cash Investment Trust, 1.2465% (f) (g)	46,748,850	46,748,850	7.57%

TOTAL SHORT TERM INVESTMENTS (Cost $46,748,850)		$46,748,850
REPURCHASE AGREEMENTS - 1.72%
Repurchase Agreement with State Street Corp. dated 12/31/2008 at 0.00% to be repurchased at $10,625,000 on 01/02/2009, collateralized by $10,500,000 U.S. Treasury Notes, 3.625% due 10/31/2009 (valued at $10,840,200, including interest)	10,625,000	$10,625,000	1.72%

TOTAL REPURCHASE AGREEMENTS (Cost $10,625,000)		$10,625,000
Total Investments (Floating Rate Income Trust) (Cost $881,884,518) - 115.06%		$710,744,503	115.06%
Liabilities in Excess of Other Assets - (15.06%)		(93,024,276)	(15.06%)
TOTAL NET ASSETS - 100.00%		$617,720,227	100.00%

Global Bond Trust
	Shares or Principal Amount	Value	% of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS - 41.92%
Federal Home Loan Bank - 0.26%		$2,303,395	0.26%
Federal Home Loan Mortgage Corp. - 7.50%
5.500% TBA **	63,000,000	64,520,858	7.39%
5.133%, due 03/01/2035 (b)	910,610	919,781	0.11%
		65,440,639
Federal National Mortgage Association - 17.31%
5.000% TBA **	17,600,000	17,927,937	2.05%
5.500%, due 03/01/2048	9,740,916	9,711,618	1.11%
5.500% TBA **	34,200,000	35,087,063	4.03%
6.000% TBA **	76,000,000	78,297,813	8.98%
0.821% to 5.066%, due 9/25/2032 to 3/25/2044 (b)		10,023,287	1.14%
		151,047,718
Government National Mortgage Association - 16.68%
6.000%, due 09/20/2038 ***	24,879,777	25,721,404	2.95%
6.000%, due 11/20/2038	10,816,161	11,182,051	1.28%
6.000% TBA **	69,000,000	71,237,111	8.17%
6.500% TBA **	22,000,000	22,897,186	2.62%
5.125% to 6.500%, due 11/20/2023 to 8/20/2038 (b)		14,556,282	1.66%
		145,594,034
Small Business Administration - 0.17%		1,471,592	0.17%

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $360,826,826)		$365,857,378
FOREIGN GOVERNMENT OBLIGATIONS - 45.14%
Canada - 2.13%
Government of Canada
4.700% to 8.000%, due 6/1/2023 to 12/1/2038		18,604,689	2.13%
Denmark - 0.03%		245,485	0.03%

32

The accompanying notes are an integral part of the financial statements.

Global Bond Trust
	Shares or Principal Amount	Value	% of Net Assets
France - 3.90%
Government of France
4.000%, due 10/25/2038	13,300,000	$19,476,892	2.24%
4.000% to 5.750%, due 10/25/2032 to 4/25/2055		14,544,283	1.66%
		34,021,175
Germany - 2.49%
Federal Republic of Germany
4.250%, due 07/04/2039	8,000,000	12,629,653	1.45%
4.000% to 6.250%, due 1/4/2024 to 1/4/2037		9,120,319	1.04%
		21,749,972
Japan - 31.61%
Government of Japan
0.900%, due 12/20/2012	3,350,000,000	37,394,056	4.28%
1.000%, due 06/10/2016	1,517,040,000	14,506,015	1.66%
1.100%, due 09/20/2012	5,930,000,000	66,714,889	7.63%
1.100%, due 12/10/2016	2,357,500,000	22,599,752	2.59%
1.200%, due 06/10/2017	5,402,590,000	51,737,325	5.93%
2.300%, due 06/20/2035	2,035,000,000	24,690,510	2.83%
2.500%, due 09/20/2036	1,640,000,000	20,733,327	2.38%
0.500% to 2.500%, due 3/20/2012 to 3/20/2036		37,456,811	4.31%
		275,832,685
Netherlands - 0.82%		7,159,980	0.82%
Spain - 0.17%		1,514,384	0.17%
United Kingdom - 3.99%
Government of United Kingdom
4.250%, due 06/07/2032	12,900,000	19,511,423	2.24%
4.250% to 6.000%, due 12/7/2028 to 12/7/2042		15,300,521	1.75%
		34,811,944

TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $353,132,683)		$393,940,314
CORPORATE BONDS - 50.37%
Australia - 0.02%		166,477	0.02%
Canada - 2.42%
Canada
6.700%, due 07/15/2011	1,100,000	1,086,309	0.12%
Canada Housing Trust No 1
3.950%, due 06/15/2013	12,500,000	10,866,544	1.25%
OTHER SECURITIES		9,186,411	1.05%
		21,139,264
Cayman Islands - 1.97%		17,158,232	1.97%
Denmark - 0.01%		46,025	0.01%
France - 1.36%
France
7.500%, due 03/14/2011 (h)	405,000	617,756	0.07%
OTHER SECURITIES		11,281,183	1.29%
		11,898,939
Germany - 1.04%		9,044,330	1.04%
Ireland - 0.32%		2,797,321	0.32%
Italy - 0.60%		5,196,505	0.60%
Japan - 1.13%		$9,840,973	1.13%
Jersey Channel Islands - 0.21%		1,808,666	0.21%
Luxembourg - 0.32%		2,803,816	0.32%
Netherlands - 0.26%		2,265,052	0.26%
New Zealand - 0.40%		3,483,216	0.40%
Norway - 0.44%		3,876,536	0.44%
South Korea - 0.26%		2,270,921	0.26%
Spain - 0.95%		8,288,433	0.95%
Sweden - 0.07%		635,959	0.07%
Switzerland - 1.63%
Credit Suisse New York, MTN
5.000%, due 05/15/2013	11,800,000	11,356,685	1.30%
OTHER SECURITIES		2,847,800	0.33%
		14,204,485
United Kingdom - 4.14%
Bank of Scotland PLC, Series E, MTN
5.625%, due 05/23/2013	7,100,000	9,938,434	1.14%
OTHER SECURITIES		26,204,823	3.00%
		36,143,257
United States - 32.82%
American Express
1.589% to 7.000%, due 5/27/2010 to 3/19/2018 (b)		16,741,954	1.92%
Bank of America
2.835% to 8.125%, due 5/12/2010 to 12/29/2049 (b)		8,122,571	0.93%
Bear Stearns
6.950% to 7.250%, due 8/10/2012 to 2/1/2018		12,644,685	1.45%
Citigroup, Inc.
6.125%, due 05/15/2018	10,200,000	10,313,443	1.18%
Citigroup
1.496% to 8.400%, due 12/28/2009 to 12/21/2057 (b)		16,940,803	1.94%
Goldman Sachs Group, Inc.
6.250%, due 09/01/2017	9,900,000	9,599,395	1.10%
JPMorgan Chase
6.000% to 6.550%, due 10/1/2017 to 9/29/2036		8,604,957	0.99%
Merrill Lynch
2.223% to 6.875%, due 8/14/2009 to 4/25/2018 (b)		15,448,696	1.77%
Morgan Stanley
2.556% to 6.625%, due 5/7/2009 to 4/1/2018 (b)		20,438,181	2.33%
Wells Fargo
4.375%, due 01/31/2013	2,700,000	2,643,883	0.30%
OTHER SECURITIES		165,066,700	18.91%
		286,565,268

TOTAL CORPORATE BONDS (Cost $512,713,063)		$439,633,675

33

The accompanying notes are an integral part of the financial statements.

Global Bond Trust
	Shares or Principal Amount	Value	% of Net Assets
MUNICIPAL BONDS - 1.80%
California - 1.05%
Golden State Tobacco Securitization Corp., California Tobacco Settlement Revenue, Series A-1
5.75%, due 06/01/2047	6,505,000	$3,709,867	0.43%
Los Angeles California Wastewater Systems Revenue, Series A
5%, due 06/01/2027	200,000	185,012	0.02%
Metropolitan Water District Southern California Waterworks Revenue
5%, due 10/01/2036	45,000	42,808	0.00%
State of California
5%, due 6/1/2032 to 11/1/2037		5,151,607	0.59%
OTHER SECURITIES		101,108	0.01%
		9,190,402
Illinois - 0.43%		3,722,065	0.43%
Iowa - 0.05%		393,557	0.05%
Kentucky - 0.01%		87,356	0.01%
New York - 0.09%		767,861	0.09%
Ohio - 0.17%		1,518,939	0.17%
Puerto Rico - 0.00%		28,880	0.00%

TOTAL MUNICIPAL BONDS (Cost $20,425,503)		$15,709,060
COLLATERALIZED MORTGAGE OBLIGATIONS - 14.39%
Australia - 1.05%		9,165,523	1.05%
Cayman Islands - 0.00%		5,010	0.00%
Ireland - 0.32%		2,829,571	0.32%
Italy - 0.67%		5,887,984	0.67%
Netherlands - 0.32%		2,827,980	0.32%
Spain - 0.09%		782,277	0.09%
United Kingdom - 0.51%		4,419,099	0.51%
United States - 11.43%
Bank of America
0.798% to 6.124%, due 5/25/2034 to 1/20/2047 (b)		902,003	0.10%
Bear Stearns
3.490% to 5.835%, due 8/25/2033 to 9/25/2036 (b)		16,572,406	1.90%
Citigroup
4.050% to 5.700%, due 2/10/2017 to 12/11/2049 (b)		6,892,805	0.79%
Federal Home Loan Mortgage
1.425% to 5.000%, due 2/15/2019 to 10/25/2044 (b)		25,795,300	2.98%
Merrill Lynch
0.681% to 5.957%, due 3/15/2025 to 8/12/2049 (b)		12,837,636	1.47%
Wells Fargo
4.616%, due 06/25/2035 (b)	7,869,201	6,239,735	0.72%
OTHER SECURITIES		30,393,708	3.47%
		99,633,593

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $163,768,379)		$125,551,037
ASSET BACKED SECURITIES - 4.87%
Ireland - 0.43%		$3,742,200	0.43%
Netherlands - 0.09%		743,878	0.09%
United States - 4.35%
Ford Credit Auto
2.095% to 2.615%, due 1/15/2011 to 6/15/2012 (b)		9,327,479	1.07%
Wells Fargo
0.701%, due 10/25/2035 (b) (d)	735,739	674,712	0.08%
OTHER SECURITIES		28,044,257	3.20%
		38,046,448

TOTAL ASSET BACKED SECURITIES (Cost $48,047,214)		$42,532,526
SUPRANATIONAL OBLIGATIONS - 0.13%
Japan - 0.13%		1,108,884	0.13%

TOTAL SUPRANATIONAL OBLIGATIONS (Cost $827,424)		$1,108,884
PREFERRED STOCKS - 1.01%
United States - 1.01%
Bank of America Corp., 8.00% *	9,000,000	6,473,592	0.74%
OTHER SECURITIES		2,367,375	0.27%
		8,840,967

TOTAL PREFERRED STOCKS (Cost $11,585,600)		$8,840,967
TERM LOANS - 1.24%
Australia - 0.16%		1,437,427	0.16%
United States - 1.08%		9,421,813	1.08%

TOTAL TERM LOANS (Cost $16,203,479)		$10,859,240
OPTIONS - 2.54%
Germany - 0.00%		13,470	0.00%
United States - 2.54%
Over The Counter European Purchase Put on FG TBA, 5.50%
Expiration 01/06/2009 at $64.01 *	24,000,000	0	0.00%
Expiration 02/05/2009 at $66.13 *	6,000,000	0	0.00%
Expiration 02/05/2009 at $80.00 *	40,000,000	1	0.00%
Over The Counter European Purchase Put on FNMA TBA, 4.50%
Expiration 02/05/2009 at $66.00 *	11,000,000	0	0.00%
Over The Counter European Purchase Put on FNMA TBA, 5.00%
Expiration 01/06/2009 at $56.25 *	17,000,000	0	0.00%
Expiration 02/05/2009 at $62.00 *	49,000,000	1	0.00%
Over The Counter European Purchase Put on FNMA TBA, 5.50%
Expiration 02/05/2009 at $66.13 *	10,600,000	0	0.00%
Over The Counter European Purchase Put on FNMA TBA, 6.50%
Expiration 02/05/2009 at $72.50 *	64,500,000	1	0.00%
Over The Counter European Purchase Put on GNMA TBA, 6.00%
Expiration 01/14/2009 at $72.00 *	24,000,000	0	0.00%
Expiration 02/12/2009 at $85.00 *	45,000,000	1	0.00%

34

The accompanying notes are an integral part of the financial statements.

Global Bond Trust
	Shares or Principal Amount	Value	% of Net Assets
Over The Counter European Purchase Put on GNMA TBA, 6.50%
Expiration 01/14/2009 at $58.00 *	10,000,000	$0	0.00%
Expiration 01/14/2009 at $84.00 *	3,000,000	0	0.00%
Expiration 02/12/2009 at $90.00 *	9,000,000	0	0.00%
Over The Counter European Style Call on USD-LIBOR Rate Swaption
Expiration 08/03/2009 at $3.45 *	125,700,000	4,218,001	0.49%
Expiration 08/03/2009 at $3.85 *	52,700,000	2,163,093	0.25%
Expiration 07/06/2009 at $4.25 *	78,500,000	3,891,268	0.45%
Expiration 08/28/2009 at $5.00 *	190,800,000	11,858,544	1.35%
OTHER SECURITIES		20,359	0.00%
		22,151,269

TOTAL OPTIONS (Cost $4,847,136)		$22,164,739
SHORT TERM INVESTMENTS -7.19%
U.S. Treasury Bills
zero coupon, due 01/02/2009 ***	3,240,000	3,239,998	0.37%
zero coupon, due 01/15/2009 ***	1,180,000	1,180,000	0.14%
zero coupon, due 01/29/2009 ***	3,240,000	3,240,000	0.37%
zero coupon, due 02/12/2009 ***	1,050,000	1,049,890	0.12%
zero coupon, due 01/22/2009 ***	2,880,000	2,879,978	0.33%
zero coupon, due 02/26/2009 ***	10,970,000	10,969,194	1.26%
zero coupon, due 03/19/2009 ***	7,880,000	7,879,934	0.90%
zero coupon, due 03/26/2009 ***	7,610,000	7,609,556	0.87%
zero coupon, due 06/11/2009 ***	4,240,000	4,236,208	0.49%
zero coupon, due 04/29/2009 ***	11,160,000	11,155,276	1.27%
zero coupon, due 06/04/2009 ***	5,650,000	5,644,871	0.65%
zero coupon, due 05/15/2009 ***	1,400,000	1,399,870	0.16%
OTHER SECURITIES		2,270,528	0.26%

TOTAL SHORT TERM INVESTMENTS (Cost $63,079,873)		$62,755,303
REPURCHASE AGREEMENTS - 5.39%
JPMorgan Chase & Company Tri-Party Repurchase Agreement dated 12/31/2008 at 0.030% to be repurchased at $47,000,078 on 01/02/2009, collateralized by $46,310,000 Federal National Mortgage Association, 3.10% due 02/04/2010 (valued at $48,361,919, including interest)	47,000,000	47,000,000	5.39%

TOTAL REPURCHASE AGREEMENTS (Cost $47,000,000)		$47,000,000
Total Investments (Global Bond Trust) (Cost $1,602,457,180) - 175.99%		$1,535,953,123	175.99%
Liabilities in Excess of Other Assets - (75.99%)		(663,206,822)	(75.99%)
TOTAL NET ASSETS - 100.00%		$872,746,301	100.00%

Schedule of Securities Sold Short
	Shares or Principal Amount	Value	% of Net Assets
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 100.00%
Federal National Mortgage Association
5.000% TBA**	8,000,000	$8,175,000

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (Proceeds $8,138,791)		8,175,000
Total Securities Sold Short (Global Bond Trust) (Proceeds $8,138,791)		$8,175,000

High Income Trust
	Shares or Principal Amount	Value	% of Net Assets
CORPORATE BONDS - 51.00%
Basic Materials - 5.97%
American Pacific Corp.
9.000%, due 02/01/2015	8,005,000	$6,644,150	1.77%
CII Carbon LLC
11.125%, due 11/15/2015 (d)	21,435,000	13,718,400	3.66%
OTHER SECURITIES		2,020,303	0.54%
		22,382,853
Communications - 14.12%
Charter Communications Holdings I LLC
11.000%, due 10/01/2015	13,600,000	2,380,000	0.63%
Charter Communications Holdings II LLC
10.250%, due 09/15/2010	13,640,000	6,001,600	1.60%
Charter Communications, Inc.
10.875%, due 09/15/2014	2,820,000	2,256,000	0.60%
Charter Communications
8.750% to 12.125%, due 9/15/2010 to 1/15/2015 (d)		5,403,857	1.45%
Cricket Communications, Inc.
9.375%, due 11/01/2014	9,315,000	8,383,500	2.24%
Digicel Group, Ltd.
8.875%, due 01/15/2015 (d)	3,685,000	2,395,250	0.64%
Idearc
8.000%, due 11/15/2016	18,185,000	1,363,875	0.36%
MetroPCS Wireless, Inc.
9.250%, due 11/01/2014	8,190,000	7,330,050	1.96%
R.H. Donnelley
6.875% to 8.875%, due 1/15/2013 to 10/15/2017		3,580,875	0.95%
XM Satellite Radio Holdings, Inc.
13.000%, due 08/01/2013 (d)	22,590,000	5,195,700	1.39%
XM Satellite Radio
7.000%, due 12/01/2014 (d)	7,725,000	560,062	0.15%
OTHER SECURITIES		8,058,183	2.15%
		52,908,952
Consumer, Cyclical - 19.63%
Allison Transmission, Inc.
11.250%, due 11/01/2015 (d)	16,910,000	6,679,450	1.78%
Allison Transmission, Inc.
11.000%, due 11/01/2015 (d)	7,155,000	3,505,950	0.94%
AMR Corp., MTN, Series B
10.400%, due 03/11/2011	4,500,000	2,165,625	0.58%
Continental Airlines, Inc.
5.000%, due 06/15/2023	9,650,000	9,963,625	2.66%

35

The accompanying notes are an integral part of the financial statements.

High Income Trust
	Shares or Principal Amount	Value	% of Net Assets
Delta Air Lines, Inc., Series 01-1
7.711%, due 03/18/2013	7,050,000	$4,653,000	1.24%
Exide Technologies, Series B
10.500%, due 03/15/2013	4,145,000	2,445,550	0.65%
Fontainebleau Las Vegas Holdings
10.250%, due 06/15/2015 (d)	22,100,000	2,154,750	0.57%
Fontainebleau
12.500%, due 06/01/2022	3,650,968	393,574	0.11%
Greektown Holdings LLC
10.750%, due 12/01/2013 ˆ (d)	8,419,000	1,978,465	0.53%
Isle of Capri Casinos, Inc.
7.000%, due 03/01/2014	17,527,000	7,448,975	1.99%
Little Traverse Bay Bands of Odawa Indians
10.250%, due 02/15/2014 (d)	4,715,000	2,970,450	0.79%
Majestic Star Casino LLC
9.500%, due 10/15/2010 ˆ	7,840,000	2,195,200	0.59%
Mashantucket Western Pequot Tribe
8.500%, due 11/15/2015 (d)	11,430,000	4,486,275	1.20%
Tenneco Automotive, Inc.
8.625%, due 11/15/2014	6,740,000	2,561,200	0.68%
UAL Corp.
4.500%, due 06/30/2021 (d)	5,650,000	2,803,530	0.75%
US Airways Group, Inc.
7.000%, due 09/30/2020	6,275,000	2,847,281	0.76%
OTHER SECURITIES		14,324,899	3.81%
		73,577,799
Consumer, Non-cyclical - 4.20%
ASG Consolidated LLC/ASG Finance, Inc.
11.500%, due 11/01/2011 (d) (h)	4,380,000	3,723,000	0.99%
Community Health Systems, Inc.
8.875%, due 07/15/2015	2,205,000	2,028,600	0.54%
OTHER SECURITIES		9,978,419	2.67%
		15,730,019
Diversified - 0.12%		436,050	0.12%
Energy - 0.34%		1,283,523	0.34%
Financial - 0.58%		2,162,128	0.58%
Industrial - 2.00%
Smurfit-Stone Container Enterprises, Inc.
8.000%, due 03/15/2017	11,520,000	2,188,800	0.58%
OTHER SECURITIES		5,289,311	1.42%
		7,478,111
Utilities - 4.04%
Texas Competitive Electric Holdings Company LLC
10.500%, due 11/01/2016 (d)	5,760,000	2,880,000	0.77%
Texas Competitive Electric Holdings Company LLC
10.500%, due 11/01/2015 (d)	17,280,000	12,268,800	3.27%
		15,148,800

TOTAL CORPORATE BONDS (Cost $410,924,284)		$191,108,235
CONVERTIBLE BONDS - 6.68%
Communications - 1.65%
Charter Communications
6.500%, due 10/01/2027	23,434,000	$392,168	0.10%
XM Satellite Radio Holdings, Inc.
10.000%, due 12/01/2009	15,820,000	5,794,075	1.55%
		6,186,243
Consumer, Cyclical - 4.66%
AMR Corp.
4.500%, due 02/15/2024	4,920,000	4,780,961	1.28%
UAL Corp.
4.500%, due 06/30/2021	23,398,000	11,610,087	3.10%
OTHER SECURITIES		1,067,812	0.28%
		17,458,860
Financial - 0.37%		1,392,300	0.37%

TOTAL CONVERTIBLE BONDS (Cost $36,322,938)		$25,037,403
COLLATERALIZED MORTGAGE OBLIGATIONS - 3.36%
Countrywide Alternative Loan Trust, Series 2007-OA9, Class XP
3.674%, due 06/25/2047 (c) (e)	52,979,377	2,152,287	0.58%
DSLA Mortgage Loan Trust, Series 2005-AR5, Class X2
0.278%, due 08/19/2045 (e)	121,926,239	2,895,748	0.77%
Harborview Mortgage Loan Trust, Series 2006-BU1, Class R
zero coupon, due 02/19/2046	175,963,671	2,474,489	0.66%
Harborview Mortgage
zero coupon, due 11/19/2015 to 7/19/2047 (d) (e)		1,245,340	0.34%
OTHER SECURITIES		3,801,811	1.01%

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $19,316,253)		$12,569,675
ASSET BACKED SECURITIES - 0.66%

TOTAL ASSET BACKED SECURITIES (Cost $5,290,338)		$2,488,093
COMMON STOCKS - 9.69%
Basic Materials - 0.00%		21,038	0.00%
Communications - 2.04%
Charter Communications, Inc., Class A *	414,100	33,873	0.01%
Comcast Corp., Special Class A	212,659	3,434,443	0.92%
Time Warner Cable, Inc. *	128,826	2,763,318	0.74%
OTHER SECURITIES		1,407,453	0.37%
		7,639,087
Consumer, Cyclical - 7.56%
Delta Air Lines, Inc. *	2,240,546	25,676,657	6.85%
Fontainebleau Resorts LLC, Class A *	68,468	73,726	0.02%
UAL Corp. *	49,000	539,980	0.14%
OTHER SECURITIES		2,054,856	0.55%
		28,345,219
Energy - 0.06%		218,690	0.06%
Financial - 0.03%		101,774	0.03%

36

The accompanying notes are an integral part of the financial statements.

High Income Trust
	Shares or Principal Amount	Value	% of Net Assets

TOTAL COMMON STOCKS (Cost $65,159,572)		$36,325,808
PREFERRED STOCKS - 4.10%
Consumer, Cyclical - 2.92%
Continental Airlines Finance Trust II, 6.00%	546,898	$10,937,960	2.92%
Financial - 1.18%
iStar Financial, Inc., Series E, 7.875%	381,900	1,466,496	0.39%
iStar Financial, Inc., Series F, 7.80%	257,166	977,231	0.26%
iStar Financial, Inc., Series G, 7.65%	109,058	408,967	0.11%
iStar Financial, Inc., Series I, 7.50%	244,180	886,373	0.24%
OTHER SECURITIES		677,248	0.18%
		4,416,315
Industrial - 0.00%		1,416	0.00%

TOTAL PREFERRED STOCKS (Cost $20,284,805)		$15,355,691
TERM LOANS - 13.63%
Basic Materials - 0.11%		386,854	0.11%
Communications - 2.19%
Idearc, Inc.
3.440%, due 04/11/2017 (b)	18,925,673	5,829,107	1.56%
R.H. Donnelley
0.000%, due 06/30/2011 (k)	2,750,000	1,543,438	0.41%
OTHER SECURITIES		826,371	0.22%
		8,198,916
Consumer, Cyclical - 6.37%
Delta Airlines, Inc.
5.149%, due 04/30/2014 (b)	9,354,240	4,602,286	1.23%
Delta Airlines
4.581%, due 04/30/2012 (b)	1,623,600	798,811	0.21%
Fontainebleau
0.000%, due 06/06/2014 (k)		1,242,188	0.33%
Isle of Capri Casinos
5.512%, due 11/25/2013 (b)		1,614,663	0.43%
Saint Acquisition Corp.
4.688%, due 05/06/2014 (b)	17,100,000	6,021,594	1.61%
US Airways Group, Inc.
3.936%, due 03/26/2014 (b)	14,804,596	6,143,907	1.64%
US Airways
5.719%, due 03/26/2014 (b)	934,343	378,409	0.10%
OTHER SECURITIES		3,074,361	0.82%
		23,876,219
Consumer, Non-cyclical - 3.93%
Bausch & Lomb, Inc.
7.012%, due 04/26/2015 (b)	4,281,690	2,911,549	0.77%
Community Health Systems, Inc.
4.439%, due 07/25/2014 (b)	8,396,147	6,509,113	1.74%
Community Health
0.000% to 3.404%, due 07/25/2014 (b) (k)		365,068	0.10%
HCA, Inc.
6.012%, due 11/18/2013	6,000,000	4,691,250	1.25%
OTHER SECURITIES		255,399	0.07%
		14,732,379
Financial - 0.22%		829,500	0.22%
Utilities - 0.81%
Texas Competitive Electric Holdings
5.268% to 7.262%, due 10/10/2014 (b)		$3,041,500	0.81%

TOTAL TERM LOANS (Cost $82,101,069)		$51,065,368
WARRANTS - 0.00%
Basic Materials - 0.00%		11,468	0.00%

TOTAL WARRANTS (Cost $0)		$11,468
OPTIONS - 4.40%
Communications - 0.16%
Comcast Corp.
Expiration 01/16/2010 at $25.00	8,740,000	74,290	0.02%
Expiration 01/16/2010 at $20.00	169,500	355,950	0.09%
Expiration 01/16/2010 at $15.00	45,300	200,226	0.05%
		630,466
Consumer, Cyclical - 0.66%
Delta Airlines, Inc.
Expiration 01/16/2010 at $7.50	50,000	302,500	0.08%
Expiration 01/16/2010 at $10.00	50,000	250,000	0.07%
Expiration 01/16/2010 at $5.00	250,000	1,900,000	0.51%
		2,452,500
Other - 3.58%
Over The Counter Purchase Call on the USD vs. CAD
Expiration 04/20/2010 at $1.30	204,000,000	13,385,664	3.58%
		13,385,664

TOTAL OPTIONS (Cost $4,618,178)		$16,468,630
SHORT TERM INVESTMENTS - 8.36%
U.S. Treasury Bills
zero coupon, due 06/11/2009	28,400,000	28,376,469	7.57%
zero coupon, due 06/18/2009	2,700,000	2,698,614	0.72%
John Hancock Cash Investment Trust, 1.2465% (f) (g)	186	186	0.00%
OTHER SECURITIES		268,527	0.07%

TOTAL SHORT TERM INVESTMENTS (Cost $30,426,215)		$31,343,796
REPURCHASE AGREEMENTS - 0.26%

TOTAL REPURCHASE AGREEMENTS (Cost $957,000)		$957,000
Total Investments (High Income Trust) (Cost $675,400,652) - 102.14%		$382,731,167	102.14%
Liabilities in Excess of Other Assets - (2.14%)		(8,004,886)	(2.14%)
TOTAL NET ASSETS - 100.00%		$374,726,281	100.00%

37

The accompanying notes are an integral part of the financial statements.

High Yield Trust
	Shares or Principal Amount	Value	% of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS - 4.62%
Federal Home Loan Bank - 4.62%
4.500%, due 10/09/2009	35,200,000	$36,259,414	2.38%
5.000%, due 09/18/2009 (a)	33,000,000	34,009,569	2.24%
		70,268,983

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $70,398,086)		$70,268,983
FOREIGN GOVERNMENT OBLIGATIONS - 2.87%
Argentina - 0.02%		376,117	0.02%
Brazil - 0.90%
Federative Republic of Brazil
10.000%, due 07/01/2010	20,477,000	8,539,348	0.56%
OTHER SECURITIES		5,230,738	0.34%
		13,770,086
Indonesia - 0.29%		4,467,681	0.29%
Panama - 0.18%		2,695,000	0.18%
Peru - 0.15%		2,222,015	0.15%
Turkey - 0.94%
Republic of Turkey
6.875%, due 03/17/2036	13,115,000	10,885,450	0.72%
OTHER SECURITIES		3,390,200	0.22%
		14,275,650
Venezuela - 0.39%		5,953,338	0.39%

TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $60,097,040)		$43,759,887
CORPORATE BONDS - 80.68%
Basic Materials - 6.11%
Abitibi-Consolidated Company of Canada
13.750%, due 04/01/2011 (d)	17,340,000	11,097,600	0.73%
Freeport-McMoRan Copper & Gold, Inc.
8.375%, due 04/01/2017	12,990,000	10,651,800	0.70%
Ryerson, Inc.
12.250%, due 11/01/2015 (d)	18,480,000	11,411,400	0.75%
OTHER SECURITIES		59,841,024	3.93%
		93,001,824
Communications - 14.42%
Affinion Group, Inc.
11.500%, due 10/15/2015	13,670,000	8,219,088	0.54%
Charter Communications, Inc.
10.875%, due 09/15/2014	13,090,000	10,472,000	0.69%
Charter Communications
10.250% to 12.125%, due 5/15/2011 to 10/1/2015 (a) (h)		7,026,610	0.47%
Intelsat Corp.
9.250%, due 08/15/2014 (d)	12,500,000	11,625,000	0.76%
Intelsat Jackson Holdings, Ltd.
11.500%, due 06/15/2016 (d)	24,055,000	21,649,500	1.42%
Intelsat Jackson
9.500%, due 06/15/2016 (d)	3,996,000	3,676,320	0.24%
Nordic Telephone Company Holdings
8.875%, due 05/01/2016 (d)	10,910,000	7,637,000	0.50%
Qwest Communications International, Inc., Series B
7.500%, due 02/15/2014	11,015,000	$7,875,725	0.52%
Sprint Capital Corp.
7.625%, due 01/30/2011	10,890,000	9,093,150	0.60%
Sprint Capital Corp.
6.875%, due 11/15/2028	16,440,000	9,781,800	0.64%
Sprint Capital Corp.
8.375%, due 03/15/2012	14,240,000	11,392,000	0.75%
Sprint
8.750%, due 03/15/2032	7,320,000	4,941,000	0.32%
True Move Company, Ltd.
10.750%, due 12/16/2013 (d)	23,634,000	8,744,580	0.57%
Virgin Media, Inc.
9.125%, due 08/15/2016	12,499,000	9,249,260	0.61%
Windstream Corp.
8.625%, due 08/01/2016	10,300,000	9,115,500	0.60%
OTHER SECURITIES		79,101,512	5.19%
		219,600,045
Consumer, Cyclical - 10.04%
Dollar General Corp., PIK
11.875%, due 07/15/2017	10,343,000	8,843,265	0.58%
Ford Motor
7.450%, due 07/16/2031	4,795,000	1,342,600	0.09%
General Motors
7.200% to 8.375%, due 01/15/2011 to 07/15/2033 (a)		7,349,925	0.48%
K Hovnanian Enterprises, Inc.
11.500%, due 05/01/2013	12,300,000	9,348,000	0.61%
Norcraft Companies LP
9.000%, due 11/01/2011	9,120,000	7,752,000	0.51%
Suburban Propane Partners LP
6.875%, due 12/15/2013	13,185,000	10,811,700	0.71%
OTHER SECURITIES		107,497,621	7.06%
		152,940,111
Consumer, Non-cyclical - 13.07%
Biomet, Inc.
10.375%, due 10/15/2017	11,190,000	8,840,100	0.58%
CRC Health Corp.
10.750%, due 02/01/2016	13,580,000	8,181,950	0.54%
DI Finance/DynCorp International LLC, Series B
9.500%, due 02/15/2013	13,678,000	11,916,958	0.78%
DynCorp International
9.500%, due 02/15/2013 (d)	6,520,000	5,696,850	0.37%
HCA, Inc.
9.625%, due 11/15/2016	22,940,000	17,893,200	1.17%
HCA
5.750% to 9.250%, due 9/1/2010 to 11/6/2033		14,927,533	0.98%
Hertz Corp.
10.500%, due 01/01/2016	18,689,000	8,526,856	0.56%
Tenet Healthcare
6.375% to 9.875%, due 12/1/2011 to 7/1/2014		18,093,368	1.19%
U.S. Oncology Holdings, Inc., PIK
8.334%, due 03/15/2012	13,626,000	8,584,380	0.56%
Vanguard Health Holding Company II LLC
9.000%, due 10/01/2014	9,960,000	8,316,600	0.55%
OTHER SECURITIES		88,121,381	5.79%
		199,099,176

38

The accompanying notes are an integral part of the financial statements.

High Yield Trust
	Shares or Principal Amount	Value	% of Net Assets
CORPORATE BONDS - 80.68%
Diversified - 0.41%		$6,310,762	0.41%
Energy - 10.31%
Chesapeake Energy
6.250% to 7.250%, due 8/15/2014 to 12/15/2018		16,317,175	1.08%
Dynegy Holdings, Inc.
7.750%, due 06/01/2019	13,270,000	9,156,300	0.60%
El Paso Corp.
7.875%, due 06/15/2012	9,715,000	8,723,827	0.57%
El Paso
7.375% to 12.000%, due 12/15/2012 to 1/15/2032		8,146,120	0.53%
Exco Resources, Inc.
7.250%, due 01/15/2011	10,891,000	8,494,980	0.56%
International Coal Group, Inc.
10.250%, due 07/15/2014	10,515,000	7,886,250	0.52%
OTHER SECURITIES		98,255,041	6.44%
		156,979,693
Financial - 10.55%
Ford Motor Credit Company LLC
12.000%, due 05/15/2015	44,470,000	33,208,373	2.18%
Ford Motor
7.246% to 9.203%, due 4/15/2009 to 6/15/2011 (b)		11,973,750	0.79%
General Motors Acceptance Corp. LLC
8.000%, due 11/01/2031	32,292,000	18,894,017	1.24%
JPMorgan Chase & Company, Series 1
7.900%, due 12/31/2049 (b)	9,605,000	7,989,727	0.52%
SLM Corp., MTN
3.695%, due 07/26/2010 (b)	11,730,000	10,011,331	0.66%
OTHER SECURITIES		78,646,702	5.16%
		160,723,900
Industrial - 7.04%
Associated Materials, Inc.
zero coupon, Step up to 11.25% on 03/01/2009, due 03/01/2014 (h)	14,900,000	8,269,500	0.54%
DRS Technologies, Inc.
6.625%, due 02/01/2016	11,975,000	11,975,000	0.79%
DRS Technologies
7.625%, due 02/01/2018	6,075,000	6,075,000	0.40%
Grupo Transportacion Ferroviaria Mexicana, SA de CV
9.375%, due 05/01/2012	15,045,000	13,766,175	0.90%
OTHER SECURITIES		67,090,292	4.41%
		107,175,967
Technology - 1.09%		16,624,489	1.09%
Utilities - 7.64%
AES Corp.
8.000%, due 10/15/2017	11,770,000	9,651,400	0.63%
AES
8.000% to 9.375%, due 9/15/2010 to 6/1/2020 (d)		13,885,150	0.92%
Energy Future Holdings Corp.
11.250%, due 11/01/2017 (d)	63,125,000	30,626,733	2.01%
NRG Energy, Inc.
7.375%, due 02/01/2016	12,935,000	12,029,550	0.79%
NRG Energy
5.262% to 7.375%, due 2/1/2014 to 1/15/2017		7,721,308	0.50%
Texas Competitive Electric Holdings Company LLC
10.500%, due 11/01/2016 (d)	18,000,000	$9,000,000	0.59%
OTHER SECURITIES		33,412,092	2.20%
		116,326,233

TOTAL CORPORATE BONDS (Cost $1,902,104,835)		$1,228,782,200
CONVERTIBLE BONDS - 0.19%
Communications - 0.19%		2,942,220	0.19%

TOTAL CONVERTIBLE BONDS (Cost $4,147,904)		$2,942,220
DEFAULTED BONDS BEYOND MATURITY DATES - 0.13%
Argentina - 0.13%		2,009,593	0.13%

TOTAL DEFAULTED BONDS BEYOND MATURITY DATES (Cost $5,298,231)		$2,009,593
COMMON STOCKS - 0.01%
Communications - 0.00%		51,312	0.00%
Consumer, Cyclical - 0.01%		81,567	0.01%
Utilities - 0.00%		2,117	0.00%

TOTAL COMMON STOCKS (Cost $8,415,850)		$134,996
PREFERRED STOCKS - 0.65%
Financial - 0.65%		9,893,271	0.65%

TOTAL PREFERRED STOCKS (Cost $15,869,141)		$9,893,271
TERM LOANS - 3.34%
Basic Materials - 0.26%		3,983,870	0.26%
Communications - 0.63%		9,589,627	0.63%
Consumer, Cyclical - 0.38%		5,820,653	0.38%
Consumer, Non-cyclical - 0.81%		12,404,405	0.81%
Energy - 0.78%
Turbo Beta, Ltd.
14.500%, due 03/15/2018	9,356,944	7,836,441	0.52%
OTHER SECURITIES		4,093,759	0.26%
		11,930,200
Financial - 0.31%		4,646,049	0.31%
Industrial - 0.14%		2,136,391	0.14%
Utilities - 0.03%
NRG Energy
3.562%, due 02/01/2014 (b)	493,748	397,468	0.03%

TOTAL TERM LOANS (Cost $88,953,412)		$50,908,663
WARRANTS - 0.01%
Government - 0.01%		84,735	0.01%

TOTAL WARRANTS (Cost $107,260)		$84,735

39

The accompanying notes are an integral part of the financial statements.

High Yield Trust
	Shares or Principal Amount	Value	% of Net Assets
SHORT TERM INVESTMENTS - 9.27%
Federal Home Loan Mortgage Corp., Discount Notes
zero coupon, due 01/23/2009 (a)	48,000,000	$47,958,933	3.15%
John Hancock Cash Investment Trust, 1.2465% (f) (g)	92,473,968	92,473,968	6.07%
OTHER SECURITIES		746,683	0.05%

TOTAL SHORT TERM INVESTMENTS (Cost $141,179,584)		$141,179,584
REPURCHASE AGREEMENTS - 1.42%
JPMorgan Chase & Company Tri-Party Repurchase Agreement dated 12/31/2008 at 0.020% to be repurchased at $13,900,015 on 01/02/2009, collateralized by $14,184,000 Federal National Mortgage Association, zero coupon due 04/01/2009 (valued at $14,178,000, including interest)	13,900,000	13,900,000	0.91%
Repurchase Agreement with State Street Corp. dated 12/31/2008 at 0.00% to be repurchased at $7,702,000 on 01/02/2009, collateralized by $4,995,000 U.S. Treasury Bonds, 8.875% due 02/15/2019 (valued at $7,858,634, including interest)	7,702,000	7,702,000	0.51%

TOTAL REPURCHASE AGREEMENTS (Cost $21,602,000)		$21,602,000
Total Investments (High Yield Trust) (Cost $2,318,173,343) - 103.19%		$1,571,566,132	103.19%
Liabilities in Excess of Other Assets - (3.19%)		(48,543,068)	(3.19%)
TOTAL NET ASSETS - 100.00%		$1,523,023,064	100.00%

Income Trust
	Shares or Principal Amount	Value	% of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS - 0.73%
Federal Home Loan Bank - 0.73%
5.500%, due 5/1/2037 to 6/1/2037		$2,789,939	0.73%

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $2,687,578)		$2,789,939
CORPORATE BONDS - 46.26%
Basic Materials - 0.07%		275,230	0.07%
Communications - 5.82%
Charter Communications Holdings II LLC
10.250%, due 09/15/2010 (d)	6,500,000	2,990,000	0.79%
Charter Communications
11.000% to 13.500%, due 1/15/2014 to 10/1/2015		986,250	0.26%
DirecTV Holdings LLC
7.625%, due 05/15/2016	5,000,000	4,850,000	1.28%
Echostar DBS Corp.
7.750%, due 05/31/2015	5,000,000	4,250,000	1.12%
Echostar
6.375%, due 10/01/2011	1,250,000	$1,162,500	0.30%
OTHER SECURITIES		7,875,590	2.07%
		22,114,340
Consumer, Cyclical - 2.15%
Dollar General Corp.
10.625%, due 07/15/2015	3,500,000	3,342,500	0.88%
Dollar General
11.875%, due 07/15/2017	2,500,000	2,137,500	0.56%
Ford Motor
7.450%, due 07/16/2031	200,000	56,000	0.01%
General Motors
8.375%, due 07/15/2033	2,100,000	367,500	0.10%
OTHER SECURITIES		2,272,750	0.60%
		8,176,250
Consumer, Non-cyclical - 7.82%
Altria Group, Inc.
9.700%, due 11/10/2018	3,000,000	3,242,490	0.85%
Altria
8.500%, due 11/10/2013	1,500,000	1,553,616	0.41%
Community Health Systems, Inc.
8.875%, due 07/15/2015	3,500,000	3,220,000	0.85%
Tenet Healthcare Corp.
9.250%, due 02/01/2015 (a)	7,000,000	5,635,000	1.48%
Tenet Healthcare Corp.
6.375%, due 12/01/2011	6,500,000	5,021,250	1.32%
Tenet Healthcare
7.375%, due 02/01/2013	1,000,000	712,500	0.19%
OTHER SECURITIES		10,315,997	2.72%
		29,700,853
Energy - 7.18%
Chesapeake Energy Corp.
7.250%, due 12/15/2018	4,500,000	3,510,000	0.92%
Chesapeake Energy
6.500% to 6.875%, due 8/15/2017 to 11/15/2020		2,052,000	0.54%
Dynegy Holdings, Inc.
8.375%, due 05/01/2016	3,750,000	2,662,500	0.70%
Dynegy Holdings, Inc.
6.875%, due 04/01/2011	3,000,000	2,625,000	0.69%
Dynegy Holdings
7.750% to 8.750%, due 2/15/2012 to 6/1/2019		1,042,000	0.27%
PetroHawk Energy Corp.
7.875%, due 06/01/2015 (d)	4,000,000	2,960,000	0.78%
OTHER SECURITIES		12,438,019	3.28%
		27,289,519
Financial - 14.13%
American Express Credit Corp., Series C
7.300%, due 08/20/2013	2,500,000	2,558,980	0.67%
Bank of America
8.125%, due 12/29/2049 (b)	500,000	374,000	0.10%
Ford Motor Credit Company LLC
7.375%, due 10/28/2009	8,000,000	7,025,768	1.85%
Ford Motor Credit Company LLC
7.875%, due 06/15/2010	6,500,000	5,201,170	1.37%

40

The accompanying notes are an integral part of the financial statements.

Income Trust
	Shares or Principal Amount	Value	% of Net Assets
Ford Motor
7.250% to 9.750%, due 9/15/2010 to 10/25/2011		$3,691,422	0.97%
General Motors Acceptance Corp.
5.625%, due 05/15/2009	6,000,000	5,765,796	1.52%
GMAC LLC
7.750%, due 01/19/2010 (d)	7,500,000	6,689,130	1.76%
GMAC LLC
6.750% to 6.875%, due 9/15/2011 to 12/1/2014 (d)		2,770,746	0.73%
JPMorgan Chase & Company, Series 1
7.900%, due 12/31/2049 (b)	5,000,000	4,159,150	1.09%
Liberty Mutual Group, Inc.
10.750%, due 06/15/2058 (b) (d)	5,000,000	2,750,000	0.72%
Morgan Stanley
5.300%, due 03/01/2013	2,000,000	1,813,782	0.48%
Wells Fargo
7.700% to 9.750%, due 12/29/2049		2,762,780	0.73%
OTHER SECURITIES		8,156,375	2.14%
		53,719,099
Industrial - 3.08%
Allied Waste North America, Inc., Series B
7.375%, due 04/15/2014	4,000,000	3,780,000	0.99%
Allied Waste North America
5.750% to 7.125%, due 2/15/2011 to 5/15/2016		1,847,500	0.49%
Terex Corp.
8.000%, due 11/15/2017	3,000,000	2,550,000	0.67%
OTHER SECURITIES		3,528,750	0.93%
		11,706,250
Technology - 2.32%
First Data
9.875%, due 09/24/2015	2,500,000	1,512,500	0.40%
OTHER SECURITIES		7,308,875	1.92%
		8,821,375
Utilities - 3.69%
Dominion Resources
8.875%, due 01/15/2019	1,000,000	1,078,389	0.28%
Texas Competitive Electric Holdings Company LLC
10.500%, due 11/01/2015 (d)	3,500,000	2,485,000	0.65%
Texas Competitive Electric Holdings
10.500%, due 11/01/2016 (d)	2,000,000	1,000,000	0.26%
OTHER SECURITIES		9,467,681	2.50%
		14,031,070

TOTAL CORPORATE BONDS (Cost $247,644,830)		$175,833,986
CONVERTIBLE BONDS - 1.44%
Financial - 1.26%		4,780,306	1.26%
Technology - 0.18%		682,320	0.18%

TOTAL CONVERTIBLE BONDS (Cost $9,868,225)		$5,462,626
COMMON STOCKS - 27.73%
Basic Materials - 0.12%		463,302	0.12%
Communications - 1.72%
AT&T, Inc.	125,000	$3,562,500	0.94%
OTHER SECURITIES		2,983,871	0.78%
		6,546,371
Consumer, Non-cyclical - 3.77%
Merck & Company, Inc.	180,000	5,472,000	1.44%
Pfizer, Inc.	500,000	8,855,000	2.33%
		14,327,000
Energy - 3.27%
Canadian Oil Sands Trust	175,000	2,991,090	0.79%
ConocoPhillips	60,000	3,108,000	0.82%
Duke Energy Corp.	300,000	4,503,000	1.18%
OTHER SECURITIES		1,810,100	0.48%
		12,412,190
Financial - 3.70%
Bank of America Corp.	358,000	5,040,640	1.33%
HSBC Holdings PLC	250,000	2,446,794	0.64%
Wells Fargo & Company	174,800	5,153,104	1.36%
OTHER SECURITIES		1,408,679	0.37%
		14,049,217
Technology - 1.32%
Intel Corp.	250,000	3,665,000	0.96%
OTHER SECURITIES		1,370,400	0.36%
		5,035,400
Utilities - 13.83%
Ameren Corp.	75,000	2,494,500	0.66%
Consolidated Edison, Inc.	80,000	3,114,400	0.82%
Dominion Resources, Inc.	100,000	3,584,000	0.94%
FirstEnergy Corp.	60,000	2,914,800	0.77%
FPL Group, Inc.	60,000	3,019,800	0.80%
PG&E Corp.	160,000	6,193,600	1.63%
Public Service Enterprise Group, Inc.	150,000	4,375,500	1.15%
Sempra Energy	60,800	2,591,904	0.68%
The Southern Company	140,000	5,180,000	1.36%
Xcel Energy, Inc.	190,000	3,524,500	0.93%
OTHER SECURITIES		15,557,200	4.09%
		52,550,204

TOTAL COMMON STOCKS (Cost $147,061,006)		$105,383,684
PREFERRED STOCKS - 4.96%
Consumer, Cyclical - 0.07%
General Motors Corp., Series C, 6.25%	85,000	272,000	0.07%
Consumer, Non-cyclical - 0.69%
Schering-Plough Corp., 6.00%	15,000	2,607,300	0.69%
Financial - 3.82%
Bank of America Corp., Series L, 7.25%	4,000	2,600,000	0.68%
Citigroup, Inc., Series T, 6.50%	90,000	2,519,100	0.66%
Morgan Stanley, 5.26% (d)	75,000	5,891,872	1.55%
OTHER SECURITIES		3,497,771	0.93%
		14,508,743

41

The accompanying notes are an integral part of the financial statements.

Income Trust
	Shares or Principal Amount	Value	% of Net Assets
Utilities - 0.38%		$1,465,812	0.38%

TOTAL PREFERRED STOCKS (Cost $41,475,961)		$18,853,855
TERM LOANS - 2.99%
Communications - 0.83%
Clear Channel Communications, Term Loan B
5.086%, due 11/13/2015 (b)	5,500,000	2,676,685	0.70%
OTHER SECURITIES		488,445	0.13%
		3,165,130
Consumer, Cyclical - 0.46%		1,735,210	0.46%
Consumer, Non-cyclical - 0.48%		1,827,749	0.48%
Technology - 0.68%
First Data
6.512%, due 09/24/2014 (b)		2,568,825	0.68%
Utilities - 0.54%
Texas Competitive Electric Holdings
5.368%, due 10/10/2014 (b)	2,980,000	2,059,925	0.54%

TOTAL TERM LOANS (Cost $17,984,853)		$11,356,839
SHORT TERM INVESTMENTS - 6.56%
Federal Home Loan Bank Discount Notes
zero coupon, due 01/02/2009	18,615,000	18,615,000	4.90%
John Hancock Cash Investment Trust, 1.2465% (f) (g)	6,310,993	6,310,993	1.66%

TOTAL SHORT TERM INVESTMENTS (Cost $24,925,993)		$24,925,993
REPURCHASE AGREEMENTS - 9.44%
Repurchase Agreement with State Street Corp. dated 12/31/2008 at 0.00% to be repurchased at $35,898,000 on 01/02/2009, collateralized by $32,050,000 Federal National Mortgage Association, 5.00% due 04/15/2015 (valued at $36,617,125, including interest)	35,898,000	35,898,000	9.44%

TOTAL REPURCHASE AGREEMENTS (Cost $35,898,000)		$35,898,000
Total Investments (Income Trust) (Cost $527,546,446) - 100.11%		$380,504,922	100.11%
Assets in excess of Other Liabilities - (0.11%)		(411,113)	(0.11%)
TOTAL NET ASSETS - 100.00%		$380,093,809	100.00%

Investment Quality Bond Trust
	Shares or Principal Amount	Value	% of Net Assets
U.S. TREASURY OBLIGATIONS - 31.32%
Treasury Inflation Protected Securities (d) - 1.95%
2.375%, due 01/15/2025 (a)	6,953,447	$6,833,931	1.95%
U.S. Treasury Bonds - 27.38%
7.500%, due 11/15/2016	8,225,000	$11,229,691	3.20%
7.875%, due 02/15/2021	19,256,000	28,619,230	8.16%
8.125%, due 08/15/2019 ***	8,000,000	11,823,752	3.37%
8.125%, due 08/15/2021	8,477,000	12,892,991	3.68%
8.750%, due 08/15/2020	20,150,000	31,456,040	8.97%
		96,021,704
U.S. Treasury Notes - 1.99%
3.125%, due 08/31/2013	6,475,000	6,981,364	1.99%

TOTAL U.S. TREASURY OBLIGATIONS (Cost $96,406,786)		$109,836,999
U.S. GOVERNMENT AGENCY OBLIGATIONS - 4.64%
Federal Home Loan Mortgage Corp. - 1.75%
5.000%, due 12/01/2034	4,997,656	5,107,370	1.46%
4.000% to 7.500%, due 6/1/2010 to 8/1/2034		1,036,746	0.29%
		6,144,116
Federal National Mortgage Association - 2.20%
4.918%, due 02/01/2013	1,661,046	1,754,835	0.50%
5.630%, due 12/01/2011	1,312,050	1,399,858	0.40%
4.654% to 7.000%, due 10/1/2011 to 2/1/2036		4,558,037	1.30%
		7,712,730
Government National Mortgage Association - 0.54%		1,883,477	0.54%
Housing & Urban Development - 0.15%		538,825	0.15%

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $16,133,710)		$16,279,148
CORPORATE BONDS - 47.94%
Basic Materials - 1.58%		5,537,538	1.58%
Communications - 7.34%
Time Warner Cable, Inc.
5.850%, due 05/01/2017	1,895,000	1,731,183	0.49%
Time Warner
6.550% to 7.700%, due 10/15/2017 to 5/1/2037		2,088,707	0.59%
OTHER SECURITIES		21,940,736	6.26%
		25,760,626
Consumer, Cyclical - 1.70%		5,960,305	1.70%
Consumer, Non-cyclical - 5.19%
Erac USA Finance Company
8.000%, due 01/15/2011 (d)	1,816,000	1,703,570	0.49%
Philip Morris International, Inc.
5.650%, due 05/16/2018	1,800,000	1,784,399	0.51%
OTHER SECURITIES		14,735,125	4.19%
		18,223,094
Diversified - 0.02%		60,515	0.02%
Energy - 2.35%
NGPL PipeCo LLC
6.514%, due 12/15/2012 (d)	1,850,000	1,755,685	0.50%
OTHER SECURITIES		6,478,697	1.85%
		8,234,382

42

The accompanying notes are an integral part of the financial statements.

Investment Quality Bond Trust
	Shares or Principal Amount	Value	% of Net Assets
Financial - 22.63%
Bank of America Corp.
5.420%, due 03/15/2017	4,000,000	$3,555,492	1.01%
Bank of America Corp.
4.375%, due 12/01/2010	1,514,000	1,517,146	0.43%
Bear Stearns
5.350% to 6.950%, due 2/1/2012 to 10/2/2017		1,141,667	0.33%
Citigroup, Inc.
5.500%, due 08/27/2012	1,525,000	1,480,345	0.42%
Citigroup
6.500% to 8.300%, due 8/19/2013 to 12/21/2057 (b)		2,581,633	0.73%
First Union National Bank
7.800%, due 08/18/2010	1,500,000	1,488,762	0.42%
General Electric Capital Corp.
6.750%, due 03/15/2032	1,641,000	1,744,754	0.50%
General Electric
4.800% to 6.125%, due 2/22/2011 to 5/1/2013		1,604,227	0.46%
Goldman Sachs Group, Inc.
6.750%, due 10/01/2037	3,540,000	2,874,013	0.82%
Goldman Sachs
5.450% to 6.875%, due 1/15/2011 to 4/1/2018		2,714,200	0.78%
JPMorgan Chase
5.375% to 6.000%, due 10/1/2012 to 1/15/2018		2,256,290	0.65%
Liberty Mutual Insurance Company
7.697%, due 10/15/2097 (d)	2,000,000	1,328,856	0.38%
Merrill Lynch & Company, Inc.
6.400%, due 08/28/2017	1,800,000	1,803,361	0.51%
Merrill Lynch
7.750%, due 05/14/2038	750,000	826,261	0.24%
Morgan Stanley
5.550% to 6.750%, due 4/15/2011 to 4/1/2018		4,867,489	1.39%
NBD Bancorp
8.250%, due 11/01/2024	1,730,000	2,165,377	0.62%
Royal Bank of Scotland Group PLC
6.400%, due 04/01/2009	2,379,000	2,382,366	0.68%
Sun Canada Financial Company
7.250%, due 12/15/2015 (d)	1,471,000	1,557,534	0.44%
United States Bancorp Oregon
7.500%, due 06/01/2026	1,624,000	1,682,056	0.48%
Wells Fargo & Company
4.950%, due 10/16/2013	2,410,000	2,352,847	0.67%
OTHER SECURITIES		37,454,738	10.67%
		79,379,414
Industrial - 0.99%
General Electric
5.250%, due 12/06/2017	1,125,000	1,121,565	0.32%
OTHER SECURITIES		2,344,896	0.67%
		3,466,461
Technology - 0.43%		1,523,093	0.43%
Utilities - 5.71%
Duke Energy Corp.
5.65% due 06/15/2013	1,300,000	1,275,160	0.36%
NSTAR
8.000%, due 02/15/2010	1,730,000	1,777,348	0.51%
Union Electric Company
6.400%, due 06/15/2017	1,930,000	1,759,490	0.50%
OTHER SECURITIES		$15,209,620	4.34%
		20,021,618

TOTAL CORPORATE BONDS (Cost $190,843,954)		$168,167,046
MUNICIPAL BONDS - 0.91%
California - 0.37%		1,284,615	0.37%
Florida - 0.28%		981,083	0.28%
Indiana - 0.03%		112,951	0.03%
Maryland - 0.08%		266,022	0.08%
New Jersey - 0.03%		121,477	0.03%
New York - 0.12%		432,673	0.12%

TOTAL MUNICIPAL BONDS (Cost $3,150,749)		$3,198,821
COLLATERALIZED MORTGAGE OBLIGATIONS - 10.41%
Banc of America Commercial Mortgage, Inc, Series 2006-2, Class A4
5.739%, due 05/10/2045 (b)	2,500,000	2,041,839	0.58%
Banc of America Commercial Mortgage, Inc., Series 2002-PB2 Class A4
6.186%, due 06/11/2035	2,594,203	2,483,943	0.71%
Bear Stearns Commercial Mortgage Securities, Inc., Series 2003-T12, Class A4
4.680%, due 08/13/2039 (b)	2,594,203	2,346,625	0.67%
Bear Stearns
4.871% to 5.757%, due 9/11/2038 to 6/11/2050 (b)		2,833,432	0.81%
Citigroup
5.322%, due 12/11/2049	1,425,000	994,787	0.28%
Commercial Mortgage Pass Through Certificates, Series 2006-C7, Class A4
5.768%, due 06/10/2046 (b)	2,000,000	1,630,042	0.46%
Credit Suisse Mortgage Capital Certificates, Series 2006-C4, Class A3
5.467%, due 09/15/2039	2,500,000	1,839,410	0.52%
Diversified REIT Trust, Series 2000-1A, Class B
6.971%, due 03/08/2010 (d)	2,000,000	1,832,000	0.52%
General Electric
5.743%, due 05/12/2035 (b) (d)	570,725	460,882	0.13%
GS Mortgage Securities Corp. II, Series 2006-GG6, Class A4
5.553%, due 04/10/2038 (b)	2,500,000	2,024,806	0.58%
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7, Class A4
5.875%, due 04/15/2045 (b)	2,150,000	1,715,177	0.49%
LB-UBS Commercial Mortgage Trust, Series 2006-C4, Class A4
5.883%, due 06/15/2038 (b)	1,700,000	1,398,443	0.40%
LB-UBS
4.954% to 6.462%, due 12/15/2025 to 3/15/2031		2,947,386	0.84%

43

The accompanying notes are an integral part of the financial statements.

Investment Quality Bond Trust
	Shares or Principal Amount	Value	% of Net Assets
Merrill Lynch Mortgage Trust, Series 2006-C1, Class A4
5.657%, due 05/12/2039 (b)	2,000,000	$1,628,795	0.46%
Morgan Stanley Capital I, Series 2007-HQ11, Class A4
5.447%, due 02/12/2044 (b)	2,095,000	1,553,874	0.44%
Morgan Stanley Dean Witter Capital I, Series 2001-TOP5, Class A4
6.390%, due 10/15/2035	1,729,469	1,669,272	0.48%
Morgan Stanley
5.980% to 6.390%, due 6/15/2011 to 1/15/2039		915,444	0.26%
Prudential Commercial Mortgage Trust, Series 2003-PWR1, Class A2
4.493%, due 02/11/2036	2,594,203	2,266,666	0.65%
OTHER SECURITIES		3,940,659	1.13%

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $44,086,715)		$36,523,482
ASSET BACKED SECURITIES - 1.26%

TOTAL ASSET BACKED SECURITIES (Cost $4,861,105)		$4,403,701
SHORT TERM INVESTMENTS - 0.59%
John Hancock Cash Investment Trust, 1.2465% (f) (g)	2,061,800	2,061,800	0.59%

TOTAL SHORT TERM INVESTMENTS (Cost $2,061,800)		$2,061,800
REPURCHASE AGREEMENTS - 6.70%
Bank of New York Tri-Party Repurchase Agreement dated 12/31/2008 at 0.080% to be repurchased at $23,500,104 on 01/02/2009, collateralized by $33,260,022 Federal Home Loan Mortgage Corp., 5.00% due 07/01/2035 (valued at $23,970,001, including interest)	23,500,000	23,500,000	6.70%

TOTAL REPURCHASE AGREEMENTS (Cost $23,500,000)		$23,500,000
Total Investments (Investment Quality Bond Trust) (Cost $381,044,819) - 103.77%		$363,970,997	103.77%
Liabilities in Excess of Other Assets - (3.77%)		(13,207,437)	(3.77%)
TOTAL NET ASSETS - 100.00%		$350,763,560	100.00%

Money Market Trust
	Shares or Principal Amount	Value	% of Net Assets
U.S. TREASURY OBLIGATIONS - 20.93%
U.S. Treasury Bills - 20.93%
0.440%, due 11/19/2009	75,000,000	$74,704,833	1.43%
0.490%, due 10/22/2009	75,000,000	74,699,875	1.44%
0.640%, due 10/22/2009	100,000,000	99,477,333	1.91%
0.910%, due 10/22/2009	70,000,000	69,479,783	1.33%
1.070%, due 07/02/2009	100,000,000	99,459,056	1.91%
1.080%, due 07/30/2009	50,000,000	49,685,000	0.95%
1.110%, due 07/30/2009	75,000,000	74,514,375	1.43%
1.120%, due 04/09/2009	50,000,000	49,847,556	0.96%
1.210%, due 04/23/2009	50,000,000	49,811,778	0.96%
1.575%, due 04/23/2009	50,000,000	49,755,000	0.95%
1.710%, due 01/15/2009	65,000,000	64,956,775	1.25%
1.780%, due 01/15/2009	70,000,000	69,951,544	1.34%
1.790%, due 02/19/2009	65,000,000	64,841,635	1.24%
1.820%, due 02/26/2009	50,000,000	49,858,444	0.96%
1.870%, due 01/29/2009	50,000,000	49,927,278	0.96%
1.900%, due 02/05/2009	50,000,000	49,907,639	0.96%
1.280%, due 04/29/2009	50,000,000	49,790,222	0.95%
		1,090,668,126

TOTAL U.S. TREASURY OBLIGATIONS (Cost $1,090,668,126)		$1,090,668,126
U.S. GOVERNMENT AGENCY OBLIGATIONS - 48.50%
Federal Home Loan Bank - 15.87%
0.500%, due 06/22/2009	101,618,000	101,375,246	1.95%
0.600%, due 03/20/2009	76,945,000	76,844,971	1.47%
1.080%, due 02/18/2009	94,585,000	94,448,798	1.81%
1.100%, due 03/11/2009	100,000,000	99,789,167	1.91%
1.630%, due 01/05/2009	100,000,000	99,981,889	1.92%
1.650%, due 01/09/2009	50,000,000	49,981,667	0.96%
2.050%, due 01/09/2009	100,000,000	99,954,444	1.92%
2.400%, due 01/09/2009	100,000,000	99,946,667	1.92%
2.500%, due 01/26/2009	50,000,000	49,913,194	0.96%
0.900% to 1.200%, due 3/5/2009 to 6/1/2009		54,626,843	1.05%
		826,862,886
Federal Home Loan Mortgage Corp. - 20.41%
0.300%, due 06/15/2009	40,000,000	39,945,000	0.77%
0.450%, due 06/15/2009	40,124,000	40,041,244	0.77%
1.000%, due 03/03/2009	63,750,000	63,641,979	1.22%
1.100%, due 05/06/2009	56,305,000	56,089,946	1.07%
1.124%, due 03/10/2009	75,000,000	74,840,767	1.43%
1.500%, due 01/05/2009	46,750,000	46,742,208	0.90%
1.770%, due 01/05/2009	55,100,000	55,089,164	1.06%
2.050%, due 01/05/2009	174,876,000	174,836,167	3.36%
2.050%, due 01/09/2009	100,000,000	99,954,445	1.92%
2.150%, due 01/12/2009	75,000,000	74,950,729	1.44%
2.200%, due 01/27/2009	84,150,000	84,016,295	1.61%
0.400% to 1.200%, due 4/8/2009 to 8/17/2009		253,605,146	4.86%
		1,063,753,090
Federal National Mortgage Association - 12.22%
0.650%, due 09/01/2009	96,790,000	96,365,334	1.85%
1.050%, due 04/27/2009	92,540,000	92,226,906	1.77%
1.100%, due 07/20/2009	100,000,000	99,388,889	1.91%
1.150%, due 06/03/2009	90,740,000	90,296,508	1.73%
2.050%, due 01/09/2009	115,840,000	115,787,229	2.22%
2.050%, due 01/14/2009	50,000,000	49,962,986	0.96%
0.500% to 2.000%, due 1/12/2009 to 7/16/2009		92,872,724	1.78%
		636,900,576

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $2,527,516,552)		$2,527,516,552

44

The accompanying notes are an integral part of the financial statements.

Money Market Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMERCIAL PAPER - 31.09%
Consumer, Non-cyclical - 1.15%
Coca-Cola Company
1.400%, due 01/06/2009	60,000,000	$59,988,334	1.15%
Financial - 29.94%
Abbey National North America LLC
1.000%, due 04/13/2009	50,000,000	49,858,333	0.96%
Abbey National North America LLC
0.350%, due 02/12/2009	50,000,000	49,979,583	0.96%
Abbey National
1.510%, due 01/20/2009	45,584,000	45,547,672	0.87%
American Honda Finance
0.250% to 2.400%, due 2/23/2009 to 2/26/2009		60,863,078	1.17%
Bank of Nova Scotia
1.550%, due 03/05/2009	50,000,000	49,864,375	0.96%
Bank of Nova Scotia
1.340% to 2.300%, due 1/2/2009 to 2/9/2009		69,940,016	1.34%
Barclays US Funding LLC
1.990%, due 02/09/2009	50,000,000	49,892,208	0.96%
BMW US Capital LLC
1.900% to 2.000%, due 01/05/2009	71,520,000	71,504,555	1.37%
BNP Paribas Finance, Inc.
1.105%, due 03/18/2009	50,000,000	49,883,361	0.96%
BNP Paribas Finance, Inc.
1.360%, due 03/11/2009	50,000,000	49,869,667	0.96%
BNP Paribas
0.850% to 2.450%, due 1/2/2009 to 2/23/2009		94,914,642	1.82%
ING US Funding LLC
1.700% to 2.060%, due 01/06/2009	103,655,000	103,627,610	1.99%
ING US Funding
1.600% to 2.150%, due 1/5/2009 to 3/10/2009		54,959,916	1.06%
Lloyds TSB Bank PLC
1.490%, due 02/17/2009	50,000,000	49,902,736	0.96%
National Australia Funding
1.250%, due 03/02/2009	75,000,000	74,843,750	1.44%
Royal Bank of Scotland
1.250%, due 02/17/2009	68,600,000	68,488,049	1.31%
Royal Bank of Canada
1.350%, due 01/12/2009	75,000,000	74,969,063	1.44%
Societe Generale North America
1.060%, due 02/17/2009	50,000,000	49,930,806	0.96%
Societe Generale North America
1.330%, due 03/11/2009	100,000,000	99,745,083	1.91%
Toronto Dominion Holdings USA, Inc.
1.095%, due 02/03/2009	60,000,000	59,939,775	1.15%
UBS Finance Delaware LLC
1.245%, due 02/17/2009	115,000,000	114,784,192	2.20%
UBS Finance Delaware LLC
1.905%, due 01/05/2009	75,000,000	74,984,125	1.44%
UBS Finance Delaware
1.340%, due 03/23/2009	23,000,000	22,930,655	0.44%
OTHER SECURITIES		68,613,330	1.31%
		1,559,836,580

TOTAL COMMERCIAL PAPER (Cost $1,619,824,914)		$1,619,824,914

Total Investments (Money Market Trust) (Cost $5,238,009,592) - 100.52%		$5,238,009,592	100.52%
Liabilities in Excess of Other Assets - (0.52%)		$(26,930,494)	(0.52%)
TOTAL NET ASSETS - 100.00%		$5,211,079,098	100.00%

Money Market Trust B
	Shares or Principal Amount	Value	% of Net Assets
U.S. TREASURY OBLIGATIONS - 24.29%
U.S. Treasury Bills - 24.29%
0.220%, due 04/29/2009	15,000,000	$14,937,067	1.55%
0.490%, due 10/22/2009	20,000,000	19,919,966	2.07%
0.640%, due 10/22/2009	20,000,000	19,895,467	2.07%
0.910%, due 10/22/2009	20,000,000	19,851,367	2.06%
1.070%, due 07/02/2009	20,000,000	19,891,811	2.07%
1.110%, due 07/30/2009	30,000,000	29,808,375	3.09%
1.120%, due 04/09/2009	10,000,000	9,969,511	1.03%
1.210%, due 04/23/2009	15,000,000	14,943,533	1.55%
1.575%, due 04/23/2009	15,000,000	14,926,500	1.55%
1.780%, due 01/15/2009	15,000,000	14,989,617	1.56%
1.790%, due 02/19/2009	15,000,000	14,963,454	1.55%
1.820%, due 02/26/2009	10,000,000	9,971,689	1.04%
1.870%, due 01/29/2009	15,000,000	14,978,183	1.55%
1.900%, due 02/05/2009	15,000,000	14,972,292	1.55%
		234,018,832

TOTAL U.S. TREASURY OBLIGATIONS (Cost $234,018,832)		$234,018,832
U.S. GOVERNMENT AGENCY OBLIGATIONS - 41.94%
Federal Home Loan Bank - 15.38%
0.500%, due 06/22/2009	47,409,000	47,295,745	4.91%
1.220%, due 03/16/2009	45,690,000	45,575,420	4.73%
2.150%, due 01/20/2009	15,372,000	15,354,557	1.59%
2.500%, due 01/26/2009	40,000,000	39,930,555	4.15%
		148,156,277
Federal Home Loan Mortgage Corp. - 9.20%
0.350%, due 06/25/2009	19,000,000	18,967,674	1.97%
1.100%, due 03/10/2009	29,805,000	29,743,072	3.09%
2.200%, due 01/27/2009	40,000,000	39,936,444	4.14%
		88,647,190
Federal National Mortgage Association - 17.36%
1.050%, due 03/09/2009	40,000,000	39,921,833	4.14%
1.150%, due 03/16/2009	29,816,000	29,745,518	3.09%
1.150%, due 06/03/2009	34,036,000	33,869,649	3.52%
2.050%, due 01/02/2009	35,000,000	34,998,007	3.63%
2.350%, due 01/21/2009	28,762,000	28,724,450	2.98%
		167,259,457

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $404,062,924)		$404,062,924

45

The accompanying notes are an integral part of the financial statements.

Money Market Trust B
	Shares or Principal Amount	Value	% of Net Assets
COMMERCIAL PAPER - 33.58%
Financial - 33.58%
American Honda Finance Corp.
1.100%, due 02/18/2009	25,730,000	$25,692,263	2.67%
American Honda Finance Corp.
2.050%, due 01/05/2009	9,270,000	9,267,888	0.96%
Barclays US Funding LLC
1.990%, due 02/09/2009	35,000,000	34,924,546	3.62%
BMW US Capital LLC
1.950%, due 01/05/2009	35,000,000	34,992,417	3.63%
BNP Paribas Finance, Inc.
1.360%, due 03/11/2009	30,000,000	29,921,800	3.11%
Lloyds TSB Bank PLC
1.490%, due 02/17/2009	30,000,000	29,941,642	3.11%
National Australia Funding
1.250%, due 03/02/2009	30,000,000	29,937,500	3.11%
Royal Bank of Scotland
1.250%, due 02/17/2009	35,000,000	34,942,882	3.63%
Societe Generale North America
1.330%, due 03/12/2009	30,000,000	29,922,417	3.11%
UBS Finance Delaware LLC
2.020%, due 01/13/2009	35,000,000	34,976,433	3.63%
Unilever Capital Corp.
1.000%, due 02/23/2009	29,000,000	28,957,305	3.00%
		323,477,093

TOTAL COMMERCIAL PAPER (Cost $323,477,093)		$323,477,093
REPURCHASE AGREEMENTS - 0.11%
Repurchase Agreement with State Street Corp. dated 12/31/2008 at 0.010% to be repurchased at $1,057,001 on 01/02/2009, collateralized by $755,000 U.S. Treasury Bonds, 4.75% due 02/15/2037 (valued at $1,080,858, including interest)	1,057,000	1,057,000	0.11%

TOTAL REPURCHASE AGREEMENTS (Cost $1,057,000)		$1,057,000
Total Investments (Money Market Trust B) (Cost $962,615,849) - 99.92%		$962,615,849	99.92%
Assets in excess of Other Liabilities - 0.08%		773,775	0.08%
TOTAL NET ASSETS - 100.00%		$963,389,624	100.00%

Real Return Bond Trust
	Shares or Principal Amount	Value	% of Net Assets
U.S. TREASURY OBLIGATIONS - 99.01%
Treasury Inflation Protected Securities (d) - 99.01%
1.625%, due 01/15/2015	34,945,372	$32,406,381	3.05%
1.875%, due 07/15/2013 (j)	116,693,922	109,865,461	10.33%
1.875%, due 07/15/2015 (j)	102,754,630	97,062,948	9.13%
2.000%, due 01/15/2014 (j)	59,897,980	56,753,336	5.34%
2.000%, due 07/15/2014 (j)	31,753,120	30,029,021	2.82%
2.000%, due 01/15/2016	27,179,097	26,028,225	2.45%
2.000%, due 01/15/2026 (j)	62,238,575	58,625,813	5.51%
2.375%, due 04/15/2011 (j)	27,785,568	27,136,525	2.55%
2.375%, due 01/15/2017	29,757,556	29,522,739	2.78%
2.375%, due 01/15/2025 (j)	99,841,063	98,124,995	9.23%
2.500%, due 07/15/2016	18,129,475	17,986,415	1.69%
2.625%, due 07/15/2017	82,633,813	$84,680,322	7.96%
3.000%, due 07/15/2012 (j)	28,132,704	27,572,244	2.59%
3.375%, due 04/15/2032	12,937,618	15,952,691	1.50%
3.500%, due 01/15/2011	102,534,616	100,636,085	9.46%
3.625%, due 04/15/2028 (j)	74,825,838	89,142,116	8.38%
3.875%, due 04/15/2029 (j)	65,962,221	81,468,488	7.66%
4.250%, due 01/15/2010 (j)	41,191,416	40,454,460	3.80%
0.875% to 3.375%, due 4/15/2010 to 1/15/2028 (j)		29,498,155	2.78%
		1,052,946,420

TOTAL U.S. TREASURY OBLIGATIONS (Cost $1,026,770,423)		$1,052,946,420
U.S. GOVERNMENT AGENCY OBLIGATIONS - 27.14%
Federal Home Loan Mortgage Corp. - 11.64%
5.500% TBA **	102,000,000	104,462,341	9.82%
4.500% to 6.720%, due 5/15/2017 to 10/1/2036 (b) ***		19,342,365	1.82%
		123,804,706
Federal National Mortgage Association - 14.13%
5.000% TBA **	61,600,000	62,947,500	5.92%
5.500% TBA **	32,500,000	33,342,969	3.14%
6.500%, due 08/01/2038	11,286,286	11,744,350	1.10%
3.678% to 6.500%, due 2/1/2029 to 10/1/2044 (b)		42,180,795	3.97%
		150,215,614
Government National Mortgage Association - 1.37%
6.000%, due 10/15/2028 to 10/15/2038		14,578,325	1.37%

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $283,872,880)		$288,598,645
FOREIGN GOVERNMENT OBLIGATIONS - 3.16%
Japan - 3.16%
Government of Japan
0.800% to 1.400%, due 12/10/2015 to 6/10/2018		33,553,220	3.16%

TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $30,359,594)		$33,553,220
CORPORATE BONDS - 27.04%
Basic Materials - 0.81%		8,588,493	0.81%
Communications - 0.80%		8,485,906	0.80%
Consumer, Cyclical - 1.78%		18,891,943	1.78%
Consumer, Non-cyclical - 2.81%
Philip Morris International, Inc.
5.650%, due 05/16/2018	15,000,000	14,869,995	1.40%
OTHER SECURITIES		15,027,342	1.41%
		29,897,337

46

The accompanying notes are an integral part of the financial statements.

Real Return Bond Trust
	Shares or Principal Amount	Value	% of Net Assets
Energy - 1.30%
NGPL PipeCo LLC
6.514%, due 12/15/2012 (d)	12,200,000	$11,578,032	1.09%
OTHER SECURITIES		2,247,617	0.21%
		13,825,649
Financial - 18.77%
American Express
5.500% to 8.150%, due 4/16/2013 to 3/19/2038		8,535,888	0.81%
Bank of America
2.299% to 2.826%, due 2/17/2009 to 11/6/2009 (b)		2,785,947	0.26%
Barclays
5.450% to 7.434%, due 9/12/2012 to 9/29/2049 (b) (d)		14,363,158	1.35%
Bear Stearns
6.400% to 7.250%, due 8/10/2012 to 2/1/2018		9,452,808	0.89%
Berkshire Hathaway Finance Corp.
5.400%, due 05/15/2018 (d)	15,500,000	15,933,271	1.50%
Citigroup
0.474% to 8.300%, due 1/30/2009 to 12/21/2057 (b)		13,121,471	1.23%
Goldman Sachs
1.766% to 6.750%, due 6/28/2010 to 10/1/2037 (b)		11,871,788	1.12%
Hartford Financial Services Group, Inc., MTN
6.000%, due 01/15/2019	15,500,000	11,265,416	1.06%
Merrill Lynch
6.400% to 6.875%, due 8/28/2017 to 4/25/2018		3,332,657	0.31%
National Australia Bank
2.838% to 5.350%, due 2/8/2010 to 6/12/2013 (b) (d)		11,330,232	1.06%
Wachovia
2.153% to 5.750%, due 2/23/2009 to 6/15/2017 (b)		5,963,364	0.56%
OTHER SECURITIES		91,638,899	8.62%
		199,594,899
Industrial - 0.24%		2,582,015	0.24%
Technology - 0.19%		1,987,339	0.19%
Utilities - 0.34%		3,643,398	0.34%

TOTAL CORPORATE BONDS (Cost $325,116,011)		$287,496,979
MUNICIPAL BONDS - 0.93%
California - 0.28%		2,924,374	0.28%
New York - 0.09%		914,402	0.09%
Ohio - 0.05%		579,690	0.05%
Rhode Island - 0.04%		475,149	0.04%
Texas - 0.40%		4,269,260	0.40%
West Virginia - 0.07%		739,140	0.07%

TOTAL MUNICIPAL BONDS (Cost $11,754,435)		$9,902,015
COLLATERALIZED MORTGAGE OBLIGATIONS - 13.46%
Bank of America
1.705% to 6.500%, due 8/15/2029 to 9/10/2047 (b) (d)		$7,208,780	0.67%
Bear Stearns
0.631% to 6.440%, due 6/16/2030 to 12/25/2046 (b)		21,482,392	2.03%
Citigroup
4.050% to 4.900%, due 8/25/2035 to 12/25/2035 (b)		3,203,641	0.31%
Federal Home Loan Mortgage Corp., REMIC, Series 2007-3346, Class FA
1.425%, due 02/15/2019 (b)	17,191,097	16,576,355	1.56%
Federal Home Loan Mortgage
1.345% to 5.500%, due 5/15/2016 to 2/25/2045 (b)		36,224,878	3.40%
Federal National Mortgage Association
0.531% to 5.950%, due 8/25/2034 to 2/25/2044 (b)		7,009,943	0.66%
Merrill Lynch
0.681% to 4.250%, due 6/15/2022 to 2/25/2036 (b) (d)		8,305,656	0.77%
Wachovia
1.275% to 1.285%, due 8/11/2018 to 6/15/2020 (b) (d)		8,414,517	0.79%
OTHER SECURITIES		34,755,299	3.27%

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $178,526,138)		$143,181,461
ASSET BACKED SECURITIES - 5.17%
American Express
2.145%, due 08/15/2012 (b)	7,900,000	7,534,758	0.71%
Bear Stearns
0.521% to 1.471%, due 10/25/2032 to 8/25/2037 (b)		5,467,006	0.51%
Citigroup
0.551% to 1.265%, due 8/15/2021 to 1/25/2037 (b) (d)		1,474,026	0.14%
Federal Home Loan Mortgage
0.731%, due 08/25/2031 (b)	96,330	84,439	0.01%
Merrill Lynch
0.501% to 0.541%, due 8/25/2036 to 7/25/2037 (b)		766,522	0.07%
OTHER SECURITIES		39,692,266	3.73%

TOTAL ASSET BACKED SECURITIES (Cost $61,987,843)		$55,019,017
SUPRANATIONAL OBLIGATIONS - 0.11%
Government - 0.11%		1,202,898	0.11%

TOTAL SUPRANATIONAL OBLIGATIONS (Cost $1,199,074)		$1,202,898
PREFERRED STOCKS - 0.32%
Financial - 0.32%
Bank of America Corp., 8.00%	1,400,000	1,007,003	0.10%
Bank of America Corp., Series L, 7.25%	1,000	650,000	0.06%
Wachovia Corp., 7.98%	1,500,000	1,278,600	0.12%
Wachovia Corp., Series L, 7.50%	600	450,000	0.04%

47

The accompanying notes are an integral part of the financial statements.

Real Return Bond Trust
	Shares or Principal Amount	Value	% of Net Assets
		$3,385,603

TOTAL PREFERRED STOCKS (Cost $4,500,000)		$3,385,603
TERM LOANS - 0.63%
Basic Materials - 0.07%		738,376	0.07%
Consumer, Non-cyclical - 0.34%		3,610,503	0.34%
Financial - 0.22%		2,383,169	0.22%

TOTAL TERM LOANS (Cost $10,088,830)		$6,732,048
OPTIONS - 0.03%
Other - 0.03%		284,375	0.03%

TOTAL OPTIONS (Cost $143,599)		$284,375
SHORT TERM INVESTMENTS - 2.72%
U.S. Treasury Bills
zero coupon, due 03/26/2009 ***	17,360,000	17,358,806	1.63%
zero coupon, due 1/2/2009 to 6/11/2009 ***		11,583,107	1.09%

TOTAL SHORT TERM INVESTMENTS (Cost $28,941,913)		$28,941,913
REPURCHASE AGREEMENTS - 13.40%
JPMorgan Chase & Company Tri-Party Repurchase Agreement dated 12/31/2008 at 0.030% to be repurchased at $60,650,101 on 01/02/2009, collateralized by $60,442,174 Federal National Mortgage Association, 6.125% due 08/07/2023 (valued at $58,411,681, including interest) and $1,820,000 Federal Home Loan Mortgage Corp., 3.875% due 06/29/2011 (valued at $1,947,046, including interest)	60,650,000	60,650,000	5.70%
JPMorgan Chase & Company Tri-Party Repurchase Agreement dated 12/16/2008 at 0.01% to be repurchased at $3,050,800 on 01/14/2009, collateralized by $2,730,000 U.S. Treasury Notes, 3.625% due 12/31/2012 (valued at $3,033,091, including interest)	3,050,775	3,050,775	0.29%
JPMorgan Chase & Company Tri-Party Repurchase Agreement dated 12/08/2008 at 0.01% to be repurchased at $13,089,426 on 01/09/2009, collateralized by $10,700,000 U.S. Treasury Notes, 4.75% due 08/15/2017 (valued at $12,721,733, including interest)	13,089,310	13,089,310	1.23%
JPMorgan Chase & Company Tri-Party Repurchase Agreement dated 12/30/2008 at 0.40% to be repurchased at $58,003,867 on 01/05/2009, collateralized by $58,610,000 Federal National Mortgage Association, 5.50% due 11/01/2038 (valued at $60,180,426, including interest)	58,000,000	58,000,000	5.45%
JPMorgan Chase & Company Tri-Party Repurchase Agreement dated 12/30/2008 at 0.09% to be repurchased at $7,700,116 on 01/05/2009, collateralized by $7,040,000 Federal Home Loan Mortgage Corp, 6.875% due 09/15/2010 (valued at $7,680,200, including interest)	7,700,000	$7,700,000	0.73%

TOTAL REPURCHASE AGREEMENTS (Cost $142,490,085)		$142,490,085
Total Investments (Real Return Bond Trust) (Cost $2,105,750,825) - 193.12%		$2,053,734,679	193.12%
Liabilities in Excess of Other Assets - (93.12%)		(990,277,039)	(93.12%)
TOTAL NET ASSETS - 100.00%		$1,063,457,640	100.00%

Schedule of Securities Sold Short
	Shares or Principal Amount	Value	% of Net Assets
FEDERAL HOME LOAN MORTGAGE CORP. - 1.89%
Federal Home Loan Mortgage Corp.
6.000%, due 12/01/2099	300,000	$308,227

TOTAL FEDERAL HOME LOAN MORTGAGE CORP. (Proceeds $308,344)		308,227
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 13.34%
Federal National Mortgage Association
6.000% TBA**	2,100,000	2,181,047

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (Proceeds $2,149,219)		2,181,047
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 7.63%
Government National Mortgage Association
6.500% TBA**	1,100,000	1,144,859
5.500% TBA**	100,000	103,047

TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (Proceeds $1,234,179)		1,247,906
TREASURY INFLATION PROTECTED SECURITIES (D) - 77.14%
U.S. Treasury
4.250%, due 01/15/2010 (j)	12,840,534	12,610,804

TOTAL TREASURY INFLATION-PROTECTED SECURITIES (D) (Proceeds $12,809,398)		12,610,804
Total Securities Sold Short (Real Return Bond Trust) (Proceeds $16,501,140)		$16,347,984

48

The accompanying notes are an integral part of the financial statements.

Short-Term Bond Trust
	Shares or Principal Amount	Value	% of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS - 7.76%
Federal Home Loan Mortgage Corp. - 1.53%
5.044% to 8.500%, due 11/1/2009 to 11/1/2033 (b)		$1,407,190	1.53%
Federal National Mortgage Association - 5.83%
6.500%, due 04/01/2017	895,251	932,320	1.01%
6.500%, due 08/01/2017	1,166,738	1,215,048	1.32%
7.000%, due 07/01/2034	991,770	1,041,126	1.13%
5.102% to 8.000%, due 8/1/2009 to 7/1/2034 (b)		2,183,179	2.37%
		5,371,673
Government National Mortgage Association - 0.40%		373,132	0.40%

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $7,290,287)		$7,151,995
CORPORATE BONDS - 37.27%
Basic Materials - 0.52%		480,140	0.52%
Communications - 4.26%
Sprint Capital Corp.
6.375%, due 05/01/2009	1,000,000	993,750	1.08%
Time Warner, Inc.
2.405%, due 11/13/2009 (b)	1,000,000	962,525	1.04%
Walt Disney Company, MTN
2.289%, due 09/10/2009 (b)	1,000,000	993,475	1.08%
OTHER SECURITIES		975,037	1.06%
		3,924,787
Consumer, Cyclical - 2.54%
CVS Caremark Corp.
2.503%, due 06/01/2010 (b)	1,000,000	920,111	1.00%
Home Depot, Inc.
2.046%, due 12/16/2009 (b)	1,000,000	944,731	1.02%
OTHER SECURITIES		477,500	0.52%
		2,342,342
Consumer, Non-cyclical - 2.57%
UnitedHealth Group, Inc.
1.705%, due 06/21/2010 (b)	2,000,000	1,801,780	1.96%
OTHER SECURITIES		564,978	0.61%
		2,366,758
Energy - 2.88%
ONEOK Partners LP
5.900%, due 04/01/2012	900,000	846,978	0.92%
OTHER SECURITIES		1,811,973	1.96%
		2,658,951
Financial - 21.20%
American Express Credit Corp., MTN, Series B
2.049%, due 10/04/2010 (b)	1,000,000	894,661	0.97%
Bear Stearns
3.650%, due 01/31/2011 (b)	500,000	459,032	0.50%
CNA Financial Corp.
6.000%, due 08/15/2011	1,500,000	1,240,678	1.35%
Colonial Realty LP
4.750%, due 02/01/2010	1,500,000	1,400,058	1.52%
Credit Suisse
2.298%, due 11/20/2009 (b)	700,000	674,438	0.73%
ING Security Life Institutional Funding
4.250%, due 01/15/2010 (d)	895,000	$875,277	0.95%
Lehman Brothers
5.750%, due 04/25/2011 ˆ	1,000,000	95,000	0.10%
Merrill Lynch & Company, Inc., MTN
1.285%, due 08/14/2009 (b)	857,000	830,424	0.90%
PNC Funding Corp.
4.500%, due 03/10/2010	1,000,000	992,219	1.08%
Rockies Express Pipeline LLC
5.100%, due 08/20/2009 (b) (d)	1,500,000	1,500,744	1.63%
Vita Capital III, Ltd., Series B-I
4.983%, due 01/01/2011 (b) (d)	850,000	791,095	0.86%
Vornado Realty LP
5.600%, due 02/15/2011	1,000,000	903,806	0.98%
Westfield Group
5.400%, due 10/01/2012 (d)	2,000,000	1,533,836	1.66%
W.R. Berkley Corp.
5.125%, due 09/30/2010	1,300,000	1,165,971	1.26%
Xstrata Finance Dubai, Ltd.
2.585%, due 11/13/2009 (d)	1,500,000	1,315,967	1.43%
OTHER SECURITIES		4,877,656	5.28%
		19,550,862
Industrial - 0.44%		405,946	0.44%
Technology - 0.33%		302,923	0.33%
Utilities - 2.53%
Dominion Resources, Inc.
4.750%, due 12/15/2010	1,000,000	988,787	1.07%
NiSource Finance Corp.
7.875%, due 11/15/2010	1,000,000	915,090	0.99%
OTHER SECURITIES		431,961	0.47%
		2,335,838

TOTAL CORPORATE BONDS (Cost $43,149,744)		$34,368,547
COLLATERALIZED MORTGAGE OBLIGATIONS - 43.13%
Banc of America Funding Corp., Series 2005-H, Class 1A1
5.340%, due 11/20/2035 (b)	1,829,947	1,313,911	1.42%
Bank of America
0.626% to 1.455%, due 3/15/2022 to 7/10/2042 (b) (d) (e)		1,363,407	1.47%
Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-4, Class 2A1
5.779%, due 10/25/2036 (b)	4,421,784	2,351,026	2.55%
Bear Stearns Commercial Mortgage Securities, Inc., Series 2005-PWR10, Class X2
0.163%, due 12/11/2040 (e)	354,129,217	928,456	1.01%
Bear Stearns Commercial Mortgage Securities, Series 2006-PWR12, Class A1
5.546%, due 09/11/2038 (b)	1,317,915	1,266,776	1.37%
Bear Stearns
1.635%, due 03/15/2019 (b) (d)	1,000,000	533,292	0.58%
Commercial Mortgage Pass Through Certificates, Series 2006-CN2A, Class AJFX
5.478%, due 02/05/2019 (d)	2,700,000	1,778,116	1.93%

49

The accompanying notes are an integral part of the financial statements.

Short-Term Bond Trust
	Shares or Principal Amount	Value	% of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS - 43.13%
Utilities - 2.53%
Commercial Mortgage Pass Through Certificates, Series 2006-FL12, Class B
1.365%, due 12/15/2020 (b) (d)	1,708,731	$981,363	1.06%
Commercial Mortgage
0.352% to 1.395%, due 11/15/2017 to 5/10/2043 (b) (d) (e)		1,227,004	1.33%
Credit Suisse Mortgage Capital Certificates, Series 2006-TF2A, Class SVA2
1.465%, due 10/15/2021 (b) (d)	2,000,000	1,304,950	1.42%
Credit Suisse
1.425%, due 04/15/2008 (b) (d)	675,000	450,218	0.49%
Crown Castle Towers LLC, Series 2006-1A, Class C
5.470%, due 11/15/2036 (d)	1,500,000	1,054,620	1.14%
Federal Home Loan Mortgage
4.000% to 8.500%, due 1/15/2016 to 3/15/2026		595,690	0.65%
Federal National Mortgage Association
8.000%, due 09/25/2016	173,070	182,816	0.20%
First Horizon Alternative Mortgage Securities, Series 2004-AA2, Class 2A1
5.031%, due 08/25/2034 (b)	1,508,128	907,225	0.98%
GE Capital Commercial Mortgage Corp, Series 2002-2A, Class A2
4.970%, due 08/11/2036	1,171,086	1,121,941	1.22%
Global Tower Partners Acquisition Partners LLC, Series 2007-1A, Class AFX
5.393%, due 05/15/2037 (d)	2,000,000	1,560,000	1.69%
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-CB16, Class X2
0.494%, due 05/12/2045 (e)	100,691,175	1,505,202	1.63%
LB-UBS Commercial Mortgage Trust, Series 2000-C3, Class A2
7.950%, due 05/15/2025 (b)	1,364,298	1,370,194	1.49%
Lehman XS Trust, Series 2007-10H, Class 2A2
7.500%, due 07/25/2037	1,925,110	1,534,453	1.66%
LB-UBS Commercial Mortgage Trust, Series 2006-C6, Class XCP
0.663%, due 09/15/2039 (e)	78,233,553	1,567,918	1.70%
Lehman Brothers
1.365%, due 10/15/2017 (b) (d)	465,889	390,650	0.42%
Lehman Brothers
0.361%, due 09/15/2040 (e)	33,468,804	331,304	0.36%
Merrill Lynch Mortgage Trust, Series 2006-C1, Class A1
5.528%, due 05/12/2039 (b)	838,330	810,211	0.88%
Merrill Lynch
2.045% to 4.958%, due 6/25/2028 to 12/25/2032 (b)		370,698	0.40%
Multi Security Asset Trust, Series 2005-RR4A, Class A1
4.380%, due 11/28/2035 (d)	2,424,231	1,769,689	1.92%
Salomon Brothers Mortgage Securities VII, Series 2002-KEY2, Class A2
4.467%, due 03/18/2036	1,433,717	1,334,888	1.45%
SBA CMBS Trust, Series 2006-1A, Class A
5.314%, due 11/15/2036 (d)	2,000,000	1,600,000	1.74%
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR17, Class A1
5.329%, due 10/25/2036 (b)	2,913,645	$1,794,363	1.95%
Wells Fargo Mortgage Backed Securities Trust, Series 2003-2, Class A6
5.250%, due 02/25/2018	1,852,361	1,713,795	1.86%
OTHER SECURITIES		4,756,344	5.16%

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $57,946,723)		$39,770,520
ASSET BACKED SECURITIES - 9.89%
American Express Issuance Trust, Series 2008-1, Class A
2.145%, due 12/15/2010 (b)	1,000,000	953,767	1.04%
Anthracite
0.834% to 5.488%, due 5/24/2017 to 12/24/2037 (b) (d)		1,735,349	1.88%
Bank of America Credit Card Trust, Series 2008-A3, Class A3
1.945%, due 08/15/2011 (b)	800,000	793,319	0.86%
CPL Transition Funding LLC, Series 2002-1, Class A3
5.560%, due 01/15/2012	802,159	811,368	0.88%
Crest, Ltd., Series 2002-IGA, Class A
3.966%, due 07/28/2017 (b) (d)	1,488,925	1,072,026	1.16%
Crest
3.131% to 7.750%, due 8/31/2036 to 5/28/2038 (b) (d)		613,900	0.66%
OTHER SECURITIES		3,140,291	3.41%

TOTAL ASSET BACKED SECURITIES (Cost $21,970,041)		$9,120,020
REPURCHASE AGREEMENTS - 0.98%
Repurchase Agreement with State Street Corp. dated 12/31/2008 at 0.00% to be repurchased at $902,000 on 01/02/2009, collateralized by $880,000 Federal Home Loan Bank, 3.375% due 06/24/2011 (valued at $920,700, including interest)	902,000	902,000	0.98%

TOTAL REPURCHASE AGREEMENTS (Cost $902,000)		$902,000
Total Investments (Short-Term Bond Trust) (Cost $131,258,795) - 99.03%		$91,313,082	99.03%
Assets in excess of Other Liabilities - 0.97%		891,727	0.97%
TOTAL NET ASSETS - 100.00%		$92,204,809	100.00%

50

The accompanying notes are an integral part of the financial statements.

Spectrum Income Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 15.74%
Basic Materials - 0.93%		$9,761,590	0.93%
Communications - 1.77%
AT&T, Inc.	147,965	4,217,003	0.40%
OTHER SECURITIES		14,409,651	1.37%
		18,626,654
Consumer, Cyclical - 1.25%
Home Depot, Inc.	120,900	2,783,118	0.27%
OTHER SECURITIES		10,374,738	0.98%
		13,157,856
Consumer, Non-cyclical - 2.49%
Hershey Company (a)	84,300	2,928,582	0.28%
Pfizer, Inc.	138,570	2,454,075	0.23%
OTHER SECURITIES		20,827,581	1.98%
		26,210,238
Energy - 2.59%
Chevron Corp.	72,800	5,385,016	0.51%
Exxon Mobil Corp.	72,800	5,811,624	0.55%
Royal Dutch Shell PLC, ADR	69,800	3,695,212	0.35%
OTHER SECURITIES		12,354,617	1.18%
		27,246,469
Financial - 3.25%
JPMorgan Chase & Company	178,300	5,621,799	0.53%
Marsh & McLennan Companies, Inc.	103,400	2,509,518	0.24%
U.S. Bancorp	103,400	2,586,034	0.24%
Wells Fargo & Company	115,300	3,399,044	0.32%
OTHER SECURITIES		20,162,388	1.92%
		34,278,783
Industrial - 2.06%
3M Company	46,700	2,687,118	0.26%
General Electric Company	309,500	5,013,900	0.48%
OTHER SECURITIES		13,958,099	1.32%
		21,659,117
Technology - 0.67%		7,021,748	0.67%
Utilities - 0.73%		7,750,888	0.73%

TOTAL COMMON STOCKS (Cost $222,816,524)		$165,713,343
PREFERRED STOCKS - 0.14%
Communications - 0.05%		565,000	0.05%
Financial - 0.09%
Federal Home Loan Mortgage Corp., Series Z, 8.375%	8,000	3,040	0.00%
Federal National Mortgage Association, Series 08-1, 8.75%	29,000	30,450	0.00%
Federal National Mortgage Association, Series S, 8.25% (i)	6,575	5,457	0.00%
OTHER SECURITIES		925,036	0.09%
		963,983

TOTAL PREFERRED STOCKS (Cost $4,741,093)		$1,528,983
TERM LOANS - 1.89%
Basic Materials - 0.03%		$340,854	0.03%
Communications - 0.60%		6,265,621	0.60%
Consumer, Cyclical - 0.31%		3,228,947	0.31%
Consumer, Non-cyclical - 0.45%		4,754,627	0.45%
Energy - 0.10%		1,044,894	0.10%
Financial - 0.07%		755,275	0.07%
Industrial - 0.05%		524,062	0.05%
Technology - 0.14%		1,477,695	0.14%
Utilities - 0.14%		1,501,921	0.14%

TOTAL TERM LOANS (Cost $26,312,066)		$19,893,896
U.S. TREASURY OBLIGATIONS - 2.90%
Treasury Inflation Protected Securities (d) - 0.67%
1.375%, due 07/15/2018	2,652,302	2,480,523	0.24%
2.000%, due 07/15/2014	2,528,526	2,391,235	0.23%
1.625% to 2.000%, due 4/15/2012 to 1/15/2028		2,177,679	0.20%
		7,049,437
U.S. Treasury Bonds - 1.59%
4.750%, due 02/15/2037 *** (a)	4,015,000	5,594,654	0.53%
5.500%, due 08/15/2028	2,579,000	3,485,679	0.33%
7.250%, due 08/15/2022	1,730,000	2,515,257	0.24%
7.875%, due 02/15/2021	1,615,000	2,400,294	0.23%
4.500% to 5.375%, due 2/15/2031 to 2/15/2036		2,757,069	0.26%
		16,752,953
U.S. Treasury Notes - 0.55%
3.125% to 4.875%, due 2/15/2009 to 8/15/2018 (a)		5,807,249	0.55%
U.S. Treasury Strips - 0.09%
zero coupon, due 5/15/2020 to 5/15/2021		881,083	0.09%

TOTAL U.S. TREASURY OBLIGATIONS (Cost $27,006,002)		$30,490,722
U.S. GOVERNMENT AGENCY OBLIGATIONS - 24.88%
Federal Home Loan Bank - 0.15%		1,617,453	0.15%
Federal Home Loan Mortgage Corp. - 3.46%
5.125%, due 07/15/2012 (a)	2,180,000	2,407,984	0.23%
4.125% to 10.500%, due 1/1/2009 to 8/1/2038 (b)		33,997,595	3.23%
		36,405,579
Federal National Mortgage Association - 9.59%
5.000%, due 10/01/2021	3,245,759	3,343,132	0.32%
5.000%, due 05/01/2023	3,964,594	4,079,195	0.39%
5.000%, due 02/01/2036	5,624,559	5,754,407	0.55%
5.500%, due 12/01/2035	2,636,227	2,709,444	0.26%
5.500%, due 04/01/2036	5,125,869	5,265,028	0.50%
6.000%, due 04/01/2038	3,474,708	3,583,971	0.34%
3.961% to 7.125%, due 1/1/2009 to 9/1/2038 (b)		76,177,958	7.23%
		100,913,135

51

The accompanying notes are an integral part of the financial statements.

Spectrum Income Trust
	Shares or Principal Amount	Value	% of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS - 24.88%
Government National Mortgage Association - 11.68%
5.000%, due 07/20/2033	2,960,479	$3,039,926	0.29%
5.000%, due 12/15/2033	2,890,495	2,978,000	0.28%
5.500%, due 04/15/2033	2,492,427	2,582,193	0.25%
5.500%, due 07/15/2033	4,816,091	4,989,546	0.48%
5.500%, due 12/15/2033	2,804,383	2,905,384	0.28%
6.000%, due 11/20/2033	2,632,136	2,724,466	0.26%
6.000%, due 09/20/2034	3,875,259	4,008,169	0.38%
6.000%, due 08/20/2038	2,822,229	2,917,700	0.28%
4.000% to 12.750%, due 3/20/2009 to 12/15/2038		95,447,498	9.04%
OTHER SECURITIES		1,418,401	0.14%
		123,011,283

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $253,101,732)		$261,947,450
FOREIGN GOVERNMENT OBLIGATIONS - 12.62%
Argentina - 0.01%		162,500	0.01%
Austria - 0.01%		83,109	0.01%
Belgium - 0.25%		2,606,866	0.25%
Brazil - 1.41%
Federative Republic of Brazil
7.125%, due 01/20/2037	2,150,000	2,440,250	0.23%
10.000%, due 01/01/2014	6,372,000	2,435,569	0.23%
10.000%, due 01/01/2017	12,020,000	4,581,254	0.44%
6.000% to 10.000%, due 1/1/2010 to 2/4/2025		3,806,727	0.36%
OTHER SECURITIES		1,561,142	0.15%
		14,824,942
Canada - 0.19%		2,003,422	0.19%
Colombia - 0.06%		588,750	0.06%
Denmark - 0.05%		582,777	0.05%
France - 1.46%
Government of France
4.250%, due 10/25/2017	6,085,000	9,021,477	0.86%
3.750% to 5.750%, due 4/25/2010 to 10/25/2032		6,325,757	0.60%
		15,347,234
Gabon - 0.03%		307,890	0.03%
Germany - 0.74%		7,785,553	0.74%
Ghana - 0.03%		278,250	0.03%
Greece - 0.28%		2,993,931	0.28%
Grenada - 0.01%		86,250	0.01%
Hungary - 0.21%		2,182,671	0.21%
Indonesia - 0.15%		1,586,775	0.15%
Iraq - 0.12%		1,304,940	0.12%
Ireland - 0.01%		$130,015	0.01%
Italy - 0.82%		8,662,999	0.82%
Jamaica - 0.06%		664,650	0.06%
Japan - 3.91%
Government of Japan
1.100%, due 12/10/2016	340,401,400	3,263,197	0.31%
1.300%, due 12/20/2013	606,250,000	6,885,896	0.65%
1.400%, due 03/20/2018	483,400,000	5,498,703	0.52%
1.500%, due 06/20/2012	503,650,000	5,734,443	0.55%
1.700%, due 09/20/2016	205,550,000	2,415,207	0.23%
1.000% to 3.750%, due 3/21/2011 to 12/20/2033		17,375,145	1.65%
		41,172,591
Lebanon - 0.03%		280,500	0.03%
Malaysia - 0.07%		760,817	0.07%
Mexico - 0.81%
Government of Mexico
7.750%, due 12/14/2017	33,455,800	2,381,780	0.23%
OTHER SECURITIES		6,106,256	0.58%
		8,488,036
Netherlands - 0.14%		1,508,341	0.14%
Pakistan - 0.01%		74,000	0.01%
Peru - 0.05%		480,026	0.05%
Poland - 0.04%		420,337	0.04%
Portugal - 0.02%		166,456	0.02%
Russia - 0.28%
Government of Russia
7.500%, due 03/31/2030	3,432,940	2,994,073	0.28%
Serbia - 0.10%		1,008,000	0.10%
South Africa - 0.11%		1,181,528	0.11%
Spain - 0.09%		947,859	0.09%
Sweden - 0.09%		996,852	0.09%
Turkey - 0.31%		3,319,862	0.31%
Ukraine - 0.01%		129,000	0.01%
United Kingdom - 0.62%
Government of United Kingdom
4.250%, due 06/07/2032	2,303,000	3,483,319	0.33%
OTHER SECURITIES		3,026,236	0.29%
		6,509,555
Vietnam - 0.03%		291,945	0.03%

TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $135,028,458)		$132,913,302

52

The accompanying notes are an integral part of the financial statements.

Spectrum Income Trust
	Shares or Principal Amount	Value	% of Net Assets
CORPORATE BONDS - 26.82%
Basic Materials - 1.46%
Freeport-McMoRan Copper & Gold, Inc.
8.375%, due 04/01/2017	3,185,000	$2,611,700	0.25%
OTHER SECURITIES		12,756,805	1.21%
		15,368,505
Communications - 5.07%		53,337,527	5.07%
Consumer, Cyclical - 1.99%		20,977,471	1.99%
Consumer, Non-cyclical - 3.14%
HCA, Inc.
9.250%, due 11/15/2016	2,950,000	2,706,625	0.26%
OTHER SECURITIES		30,347,208	2.88%
		33,053,833
Diversified - 0.02%		206,215	0.02%
Energy - 2.79%		29,382,023	2.79%
Financial - 6.71%
General Electric
4.250% to 6.000%, due 9/13/2010 to 9/15/2066 (b)		5,458,925	0.52%
OTHER SECURITIES		65,240,152	6.19%
		70,699,077
Industrial - 2.69%		28,331,988	2.69%
Technology - 0.73%		7,660,828	0.73%
Utilities - 2.22%		23,431,536	2.22%

TOTAL CORPORATE BONDS (Cost $339,243,560)		$282,449,003
CONVERTIBLE BONDS - 0.11%
Communications - 0.03%		280,500	0.03%
Consumer, Cyclical - 0.04%		446,004	0.04%
Consumer, Non-cyclical - 0.02%		196,215	0.02%
Energy - 0.01%		121,231	0.01%
Financial - 0.00%		4,860	0.00%
Industrial - 0.01%		60,937	0.01%

TOTAL CONVERTIBLE BONDS (Cost $1,659,775)		$1,109,747
MUNICIPAL BONDS - 0.57%
Arizona - 0.03%		372,766	0.03%
California - 0.01%		104,701	0.01%
District of Columbia - 0.00%		30,381	0.00%
Florida - 0.03%		342,671	0.03%
Georgia - 0.07%		850,945	0.07%
Illinois - 0.02%		256,594	0.02%
Kansas - 0.01%		100,805	0.01%
Maryland - 0.06%		593,411	0.06%
Massachusetts - 0.09%		903,063	0.09%
New York - 0.06%		668,094	0.06%
North Carolina - 0.04%		409,085	0.04%
Oregon - 0.01%		57,886	0.01%
Pennsylvania - 0.03%		$289,736	0.03%
Texas - 0.04%		378,035	0.04%
Utah - 0.05%		485,161	0.05%
West Virginia - 0.02%		206,709	0.02%

TOTAL MUNICIPAL BONDS (Cost $6,220,567)		$6,050,043
COLLATERALIZED MORTGAGE OBLIGATIONS - 3.85%
Federal Home Loan Mortgage
3.320% to 6.500%, due 12/15/2011 to 8/15/2030 (c) (e)		6,910,895	0.66%
Federal National Mortgage Association
4.000% to 6.500%, due 11/25/2013 to 2/1/2032 (e)		1,635,742	0.15%
Government National Mortgage Association
2.822% to 6.500%, due 12/16/2019 to 12/20/2035 (b) (c)		5,005,007	0.46%
OTHER SECURITIES		26,940,038	2.58%

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $44,995,894)		$40,491,682
ASSET BACKED SECURITIES - 2.05%

TOTAL ASSET BACKED SECURITIES (Cost $23,414,546)		$21,596,825
SUPRANATIONAL OBLIGATIONS - 0.33%
Government - 0.33%		3,452,218	0.33%

TOTAL SUPRANATIONAL OBLIGATIONS (Cost $3,760,880)		$3,452,218
SHORT TERM INVESTMENTS - 8.24%
T. Rowe Price Reserve Investment Fund, 1.5309%	72,448,258	72,448,258	6.88%
John Hancock Cash Investment Trust, 1.2465% (f) (g)	14,038,374	14,038,374	1.33%
OTHER SECURITIES		303,111	0.03%

TOTAL SHORT TERM INVESTMENTS (Cost $86,789,743)		$86,789,743
REPURCHASE AGREEMENTS - 0.01%

TOTAL REPURCHASE AGREEMENTS (Cost $104,000)		$104,000
Total Investments (Spectrum Income Trust) (Cost $1,175,194,840) - 100.15%		$1,054,530,957	100.15%
Liabilities in Excess of Other Assets - (0.15%)		(1,567,754)	(0.15%)
TOTAL NET ASSETS - 100.00%		$1,052,963,203	100.00%

53

The accompanying notes are an integral part of the financial statements.

Strategic Bond Trust
	Shares or Principal Amount	Value	% of Net Assets
U.S. TREASURY OBLIGATIONS - 2.08%
Treasury Inflation Protected Securities (d) - 1.89%
2.375%, due 01/15/2025 *** (a)	10,343,970	$10,166,178	1.72%
2.000% to 2.625%, due 1/15/2016 to 7/15/2017 ***		1,002,069	0.17%
		11,168,247
U.S. Treasury Bonds - 0.03%
5.375%, due 02/15/2031	150,000	206,109	0.03%
U.S. Treasury Notes - 0.16%
1.250% to 1.500%, due 11/30/2010 to 12/31/2013		949,148	0.16%

TOTAL U.S. TREASURY OBLIGATIONS (Cost $13,361,948)		$12,323,504
U.S. GOVERNMENT AGENCY OBLIGATIONS - 41.81%
Federal Home Loan Bank - 12.27%
4.500%, due 10/09/2009	42,300,000	43,573,103	7.37%
5.000%, due 09/18/2009 (a)	28,100,000	28,959,664	4.90%
		72,532,767
Federal Home Loan Mortgage Corp. - 4.63%
5.500%, due 11/01/2037	8,639,551	8,853,177	1.50%
5.500%, due 01/01/2038	13,234,462	13,561,705	2.29%
5.000% to 5.500%, due 7/9/2010 to 11/1/2035		4,971,912	0.84%
		27,386,794
Federal National Mortgage Association - 21.95%
5.000%, due 06/01/2035	4,605,236	4,715,870	0.80%
5.000% TBA **	59,800,000	61,108,125	10.34%
5.500%, due 02/01/2035	13,539,428	13,932,388	2.36%
5.500%, due 04/01/2036	4,373,483	4,382,196	0.74%
5.500%, due 11/01/2036	4,412,507	4,531,610	0.77%
5.500%, due 05/01/2038	7,887,109	8,100,000	1.37%
5.500% TBA **	26,240,000	26,920,600	4.55%
4.415% to 10.400%, due 2/1/2011 to 10/1/2037		6,096,422	1.02%
		129,787,211
Government National Mortgage Association - 2.96%
6.000% TBA **	9,900,000	10,220,977	1.73%
6.000% TBA **	2,600,000	2,681,859	0.45%
5.000% to 7.500%, due 4/15/2022 to 4/15/2035		4,570,634	0.78%
		17,473,470

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $241,431,756)		$247,180,242
FOREIGN GOVERNMENT OBLIGATIONS - 3.74%
Brazil - 1.58%
Federative Republic of Brazil
10.000%, due 07/01/2010	18,700,000	7,798,301	1.32%
6.000% to 10.000%, due 1/1/2010 to 5/15/2015		1,561,582	0.26%
		9,359,883
Indonesia - 0.29%		1,703,813	0.29%
Italy - 0.41%		2,419,611	0.41%
Russia - 0.66%
Government of Russia
7.500%, due 03/31/2030	4,445,280	$3,876,995	0.66%
Turkey - 0.80%
Republic of Turkey
6.875%, due 03/17/2036	5,731,000	4,756,730	0.80%

TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $25,683,085)		$22,117,032
CORPORATE BONDS - 47.16%
Basic Materials - 3.16%
GTL Trade Finance, Inc.
7.250%, due 10/20/2017 (d)	3,310,000	2,776,627	0.47%
Ryerson, Inc.
12.250%, due 11/01/2015 (d)	4,235,000	2,615,112	0.44%
Vale Overseas, Ltd.
6.875%, due 11/21/2036	4,625,000	4,198,112	0.71%
OTHER SECURITIES		9,111,209	1.54%
		18,701,060
Communications - 4.76%
News America, Inc.
5.300%, due 12/15/2014	5,010,000	4,614,175	0.78%
OTHER SECURITIES		23,524,629	3.98%
		28,138,804
Consumer, Cyclical - 3.17%
CVS Corp.
9.350%, due 01/10/2023 (d)	3,000,000	2,787,269	0.47%
Ford Motor
6.625% to 8.900%, due 1/15/2022 to 1/15/2032		2,403,700	0.42%
General Motors Corp.
8.375%, due 07/15/2033	18,270,000	3,197,250	0.54%
OTHER SECURITIES		10,335,783	1.74%
		18,724,002
Consumer, Non-cyclical - 4.25%
HCA, Inc.
9.625%, due 11/15/2016	4,003,000	3,122,340	0.53%
HCA
6.375% to 9.250%, due 11/15/2014 to 11/15/2095		3,034,898	0.51%
Tenet Healthcare Corp.
6.875%, due 11/15/2031	6,200,000	2,604,000	0.44%
OTHER SECURITIES		16,354,349	2.77%
		25,115,587
Diversified - 0.20%		1,171,050	0.20%
Energy - 6.63%
El Paso Corp.
7.750%, due 01/15/2032	10,155,000	6,591,824	1.12%
El Paso
7.000% to 8.375%, due 6/15/2012 to 6/15/2032		5,702,643	0.97%
Pemex Project Funding Master Trust
6.625%, due 06/15/2035	9,343,000	7,908,849	1.34%
Pemex
6.625%, due 06/15/2035 (d)	280,000	237,020	0.04%

54

The accompanying notes are an integral part of the financial statements.

Strategic Bond Trust
	Shares or Principal Amount	Value	% of Net Assets
CORPORATE BONDS - 47.16%
Energy - 6.63%
OTHER SECURITIES		$18,772,026	3.16%
		39,212,362
Financial - 16.07%
Bear Stearns Companies, Inc.
7.250%, due 02/01/2018	3,860,000	4,230,004	0.72%
Citigroup, Inc.
5.875%, due 05/29/2037	12,160,000	12,150,807	2.06%
Citigroup
5.000% to 6.875%, due 9/15/2014 to 3/5/2038		3,446,331	0.58%
CDX North America High Yield, Series 8-T1
7.625%, due 06/29/2012 (d)	13,494,600	12,246,349	2.07%
Ford Motor Credit Company LLC
12.000%, due 05/15/2015	16,410,000	12,254,315	2.07%
Ford Motor
7.000% to 9.875%, due 10/28/2009 to 10/1/2013 (b)		4,362,037	0.73%
General Motors Acceptance Corp. LLC
8.000%, due 11/01/2031 (d)	21,400,000	12,521,119	2.12%
GMAC
6.000%, due 04/01/2011	450,000	447,067	0.08%
JPMorgan Chase
2.125% to 6.625%, due 3/15/2012 to 6/22/2012		2,875,713	0.48%
Merrill Lynch
5.700%, due 05/02/2017	1,600,000	1,417,530	0.24%
Morgan Stanley
4.750% to 4.953%, due 4/1/2014 to 10/18/2016 (b)		2,665,338	0.45%
Wachovia Corp.
5.250%, due 08/01/2014	3,280,000	3,055,366	0.52%
OTHER SECURITIES		23,298,062	3.95%
		94,970,038
Industrial - 4.26%
Eastman Kodak Company
3.375%, due 10/15/2033	7,830,000	6,267,798	1.06%
Eastman Kodak Company
7.250%, due 11/15/2013	8,650,000	5,579,250	0.94%
Tyco International, Ltd.
6.875%, due 01/15/2021	5,130,000	3,966,890	0.67%
OTHER SECURITIES		9,397,743	1.59%
		25,211,681
Technology - 0.38%		2,231,201	0.38%
Utilities - 4.28%
AES Corp.
8.000%, due 10/15/2017	3,505,000	2,874,100	0.49%
AES Corp.
7.750%, due 03/01/2014	4,966,000	4,370,080	0.74%
AES
7.750% to 9.375%, due 9/15/2010 to 10/15/2015		1,979,500	0.34%
OTHER SECURITIES		16,060,525	2.71%
		25,284,205

TOTAL CORPORATE BONDS (Cost $416,325,873)		$278,759,990
COLLATERALIZED MORTGAGE OBLIGATIONS - 10.46%
Bear Stearns Structured Products, Inc., Series 2007-R11, Class A1A
1.071%, due 09/27/2037 (b) (d)	6,677,203	$6,492,370	1.10%
Bear Stearns
5.410% to 5.783%, due 11/25/2034 to 2/25/2036 (b)		1,393,785	0.24%
JPMorgan Chase Commercial Mortgage Securities Corp, Series 2006-CB15, Class A4
5.814%, due 06/12/2043 (b)	3,960,000	3,046,754	0.51%
JPMorgan Chase
4.963%, due 08/25/2035 (b)	489,874	362,299	0.06%
Merrill Lynch
5.657%, due 05/12/2039 (b)	1,810,000	1,474,060	0.25%
Morgan Stanley
0.791% to 5.459%, due 10/25/2034 to 6/25/2036 (b)		3,297,542	0.56%
Structured Asset
0.661% to 5.648%, due 8/25/2035 to 7/25/2046 (b)		1,587,972	0.27%
Thornburg Mortgage Securities Trust, Series 2006-1, Class A3
0.641%, due 01/25/2046 (b)	5,091,701	5,072,281	0.86%
Thornburg Mortgage Securities Trust, Series 2006-3, Class A2
0.576%, due 05/25/2046 (b)	3,649,585	3,315,882	0.56%
Thornburg Mortgage Securities Trust, Series 2006-3, Class A3
0.581%, due 06/25/2046 (b)	3,966,459	3,880,459	0.66%
Thornburg Mortgage Securities
6.201% to 6.208%, due 09/25/2037 (b)		3,204,296	0.55%
OTHER SECURITIES		28,727,365	4.84%

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $92,925,834)		$61,855,065
ASSET BACKED SECURITIES - 3.72%
Bear Stearns
6.000% to 6.500%, due 10/25/2036		4,100,061	0.69%
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-H1, Class 2A1
1.971%, due 10/25/2037 (b)	5,396,082	3,906,256	0.66%
Morgan Stanley
0.621%, due 03/25/2036 (b)	1,610,017	378,663	0.06%
Structured Asset Securities Corp., Series 2007-TC1, Class A
0.771%, due 04/25/2031 (b) (d)	5,364,061	3,497,867	0.59%
Structured Asset
0.581% to 0.721%, due 2/25/2036 to 11/25/2037 (b) (d)		1,497,348	0.25%
OTHER SECURITIES		8,628,093	1.47%

TOTAL ASSET BACKED SECURITIES (Cost $38,247,059)		$22,008,288
SUPRANATIONAL OBLIGATIONS - 0.21%
Financial - 0.21%		1,216,046	0.21%

TOTAL SUPRANATIONAL OBLIGATIONS (Cost $1,343,281)		$1,216,046

55

The accompanying notes are an integral part of the financial statements.

Strategic Bond Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 0.00%
Consumer, Cyclical - 0.00%		$11,039	0.00%

TOTAL COMMON STOCKS (Cost $441,132)		$11,039
PREFERRED STOCKS - 0.17%
Consumer, Cyclical - 0.08%		432,800	0.08%
Financial - 0.09%
Federal Home Loan Mortgage Corp., Series Z, 8.375%	83,825	31,854	0.01%
Federal Home Loan Mortgage Corp., Series V	178,375	53,512	0.01%
Federal National Mortgage Association, Series S, 8.25% (i)	57,200	47,476	0.01%
OTHER SECURITIES		409,436	0.07%
		542,278

TOTAL PREFERRED STOCKS (Cost $10,809,724)		$975,078
TERM LOANS - 2.31%
Basic Materials - 0.39%		2,283,208	0.39%
Consumer, Cyclical - 0.38%		2,250,799	0.38%
Consumer, Non-cyclical - 0.40%		2,395,897	0.40%
Energy - 0.75%
Calpine Corp.
4.335%, due 03/29/2009 (b)	3,970,000	2,912,277	0.49%
OTHER SECURITIES		1,494,147	0.26%
		4,406,424
Industrial - 0.19%		1,133,985	0.19%
Technology - 0.20%		1,161,285	0.20%

TOTAL TERM LOANS (Cost $17,270,197)		$13,631,598
SHORT TERM INVESTMENTS - 5.68%
Federal Home Loan Mortgage Corp. Discount Notes
zero coupon, due 05/05/2009 (a)	5,000,000	4,978,472	0.84%
John Hancock Cash Investment Trust, 1.2465% (f) (g)	28,570,513	28,570,513	4.83%
OTHER SECURITIES		29,850	0.01%

TOTAL SHORT TERM INVESTMENTS (Cost $33,578,835)		$33,578,835
REPURCHASE AGREEMENTS - 1.15%
JPMorgan Chase & Company Tri-Party Repurchase Agreement dated 12/31/2008 at 0.020% to be repurchased at $6,800,008 on 01/02/2009, collateralized by $6,939,000 Federal National Mortgage Association, zero coupon due 04/01/2009 (valued at $6,936,000, including interest)	6,800,000	6,800,000	1.15%

TOTAL REPURCHASE AGREEMENTS (Cost $6,800,000)		$6,800,000
Total Investments (Strategic Bond Trust) (Cost $898,218,724) - 118.49%		$700,456,717	118.49%
Liabilities in Excess of Other Assets - (18.49%)		(109,307,562)	(18.49%)
TOTAL NET ASSETS - 100.00%		$591,149,155	100.00%

Strategic Income Trust
	Shares or Principal Amount	Value	% of Net Assets
U.S. TREASURY OBLIGATIONS - 3.94%
U.S. Treasury Bonds - 0.93%
9.250%, due 02/15/2016	2,205,000	$3,216,372	0.59%
8.125%, due 08/15/2019	1,260,000	1,862,241	0.34%
		5,078,613
U.S. Treasury Notes - 3.01%
4.250%, due 08/15/2015	3,735,000	4,337,269	0.80%
4.750%, due 05/15/2014	4,610,000	5,425,034	1.00%
4.875%, due 08/15/2016	5,535,000	6,613,893	1.21%
		16,376,196

TOTAL U.S. TREASURY OBLIGATIONS (Cost $18,682,784)		$21,454,809
U.S. GOVERNMENT AGENCY OBLIGATIONS - 13.11%
Federal National Mortgage Association - 10.36%
5.000%, due 01/01/2023	7,644,928	7,865,914	1.44%
5.375%, due 06/12/2017	8,000,000	9,346,528	1.72%
5.500%, due 09/01/2037	6,710,834	6,891,974	1.27%
6.000%, due 11/01/2036	4,497,582	4,639,010	0.85%
6.000%, due 01/01/2037	4,548,088	4,691,104	0.86%
6.500%, due 08/01/2036	4,178,513	4,348,101	0.80%
6.500%, due 11/01/2036	4,667,357	4,856,785	0.89%
5.000% to 6.000%, due 8/1/2022 to 9/1/2037		13,775,936	2.53%
		56,415,352
Government National Mortgage Association - 2.75%
5.500%, due 11/15/2038	14,484,909	14,956,800	2.75%

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $68,107,551)		$71,372,152
FOREIGN GOVERNMENT OBLIGATIONS - 17.44%
Canada - 4.25%
Province of Ontario, GMTN
4.400%, due 03/08/2016	5,630,000	4,744,204	0.87%
4.500%, due 03/08/2015	4,024,000	3,445,385	0.63%
4.750%, due 06/02/2013	6,039,000	5,259,224	0.97%
6.250%, due 06/16/2015	4,802,000	2,910,270	0.53%
6.375%, due 10/12/2010	6,870,000	4,124,328	0.76%
Province of Quebec
5.250%, due 10/01/2013	2,986,000	2,660,527	0.49%
		23,143,938
Colombia - 0.02%		122,925	0.02%

56

The accompanying notes are an integral part of the financial statements.

Strategic Income Trust
	Shares or Principal Amount	Value	% of Net Assets
France - 1.55%
Government of France
4.750%, due 10/25/2012	5,659,000	$8,449,786	1.55%
Germany - 6.08%
Bundesschatzanweisungen
4.000%, due 09/10/2010	8,095,000	11,645,721	2.14%
Federal Republic of Germany
3.500%, due 04/12/2013	1,974,000	2,868,313	0.53%
4.250%, due 07/04/2018	9,268,000	14,234,400	2.61%
5.000%, due 07/04/2012	2,876,000	4,351,226	0.80%
		33,099,660
Ireland - 2.58%
Republic of Ireland
4.500%, due 10/18/2018	9,972,000	14,022,185	2.58%
Mexico - 0.37%		2,008,575	0.37%
New Zealand - 0.27%		1,439,287	0.27%
Spain - 1.00%
Kingdom of Spain
5.350%, due 10/31/2011	3,678,000	5,448,652	1.00%
United Kingdom - 1.32%
Government of United Kingdom
5.000%, due 03/07/2012	2,169,000	3,378,063	0.62%
5.000%, due 03/07/2018	2,284,000	3,801,155	0.70%
		7,179,218

TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $95,220,848)		$94,914,226
CORPORATE BONDS - 34.04%
Basic Materials - 0.98%		5,348,473	0.98%
Communications - 6.35%
Centennial Communications Corp.
10.000%, due 01/01/2013	3,055,000	3,161,925	0.58%
Sprint Capital Corp.
8.375%, due 03/15/2012	4,685,000	3,748,000	0.69%
Verizon Wireless Capital LLC
7.375%, due 11/15/2013 (d)	4,000,000	4,220,320	0.78%
OTHER SECURITIES		23,445,201	4.30%
		34,575,446
Consumer, Cyclical - 7.38%
DaimlerChrysler N.A. Holding Corp., EMTN
4.375%, due 03/21/2013	4,048,000	4,957,271	0.91%
Landry’s Restaurants, Inc.
9.500%, due 12/15/2014	3,395,000	3,395,000	0.62%
OTHER SECURITIES		31,806,437	5.85%
		40,158,708
Consumer, Non-cyclical - 2.39%
Community Health Systems, Inc.
8.875%, due 07/15/2015	3,965,000	3,647,800	0.67%
OTHER SECURITIES		9,349,819	1.72%
		12,997,619
Diversified - 0.25%		1,371,900	0.25%
Energy - 1.72%
Chesapeake Energy Corp.
7.250%, due 12/15/2018	4,140,000	$3,229,200	0.59%
OTHER SECURITIES		6,151,421	1.13%
		9,380,621
Financial - 5.25%
CCM Merger, Inc.
8.000%, due 08/01/2013 (d)	5,870,000	3,023,050	0.55%
OTHER SECURITIES		25,549,556	4.70%
		28,572,606
Government - 5.51%
Canada Housing Trust No. 1
4.600%, due 09/15/2011	7,320,000	6,373,292	1.17%
New South Wales Treasury Corp., Series 10RG
7.000%, due 12/01/2010	32,137,000	23,613,321	4.34%
		29,986,613
Industrial - 2.57%		13,967,837	2.57%
Technology - 0.52%		2,844,641	0.52%
Utilities - 1.12%
Texas Competitive Electric Holdings Company LLC
10.500%, due 11/01/2015 (d)	5,000,000	3,550,000	0.65%
OTHER SECURITIES		2,515,159	0.47%
		6,065,159

TOTAL CORPORATE BONDS (Cost $262,873,389)		$185,269,623
CONVERTIBLE BONDS - 0.10%
Communications - 0.10%		532,894	0.10%

TOTAL CONVERTIBLE BONDS (Cost $583,819)		$532,894
COLLATERALIZED MORTGAGE OBLIGATIONS - 10.89%
Banc of America Commercial Mortgage, Inc., Series 2006-5, Class A4
5.414%, due 09/10/2047	3,380,000	2,671,843	0.49%
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2005-CD1, Class A4
5.225%, due 09/15/2020 (b)	3,850,000	3,193,497	0.59%
Federal Home Loan Mortgage Corp., Series 3154, Class PM
5.500%, due 05/15/2034	4,435,000	4,572,784	0.84%
Federal Home Loan Mortgage Corp., Series 3228, Class PL
5.500%, due 10/15/2034	5,740,000	5,895,471	1.08%
Federal National Mortgage Association, Series 2006-117, Class PD
5.500%, due 07/25/2035	6,300,000	6,273,151	1.15%
Federal National Mortgage Association, Series 2006-84, Class MP
5.500%, due 08/25/2035	7,172,000	7,268,677	1.34%
Federal National Mortgage Association
5.500%, due 05/25/2035	2,438,217	2,467,867	0.45%

57

The accompanying notes are an integral part of the financial statements.

Strategic Income Trust
	Shares or Principal Amount	Value	% of Net Assets
GMAC Commercial Mortgage Securities, Inc., Series 2003-C2, Class A2
5.485%, due 05/10/2040 (b)	6,750,000	$6,066,761	1.12%
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A4
5.914%, due 07/10/2038 (b)	3,755,000	2,930,624	0.54%
OTHER SECURITIES		17,913,199	3.29%

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $70,610,559)		$59,253,874
ASSET BACKED SECURITIES - 0.25%

TOTAL ASSET BACKED SECURITIES (Cost $3,638,217)		$1,376,588
SUPRANATIONAL OBLIGATIONS - 3.13%
Financial - 0.73%		3,963,420	0.73%
Government - 2.40%
Instituto de Credito Oficial, EMTN
5.000%, due 12/07/2009	2,259,000	3,345,828	0.61%
Inter-American Development Bank, Series INTL
7.250%, due 05/24/2012	10,585,000	6,753,779	1.24%
Inter-American Development Bank
4.250%, due 12/02/2012	480,000	410,039	0.08%
OTHER SECURITIES		2,569,656	0.47%
		13,079,302

TOTAL SUPRANATIONAL OBLIGATIONS (Cost $20,485,612)		$17,042,722
COMMON STOCKS - 0.13%
Basic Materials - 0.01%		67,508	0.01%
Communications - 0.06%		330,397	0.06%
Industrial - 0.06%		295,923	0.06%

TOTAL COMMON STOCKS (Cost $5,090,413)		$693,828
TERM LOANS - 1.09%
Consumer, Cyclical - 0.50%		2,703,982	0.50%
Consumer, Non-cyclical - 0.59%		3,241,789	0.59%

TOTAL TERM LOANS (Cost $8,032,125)		$5,945,771
OPTIONS - 0.38%
Communications - 0.04%		255,000	0.04%
Other - 0.34%		1,828,331	0.34%

TOTAL OPTIONS (Cost $1,670,478)		$2,083,331
SHORT TERM INVESTMENTS - 11.40%
U.S. Treasury Bills
zero coupon, due 06/11/2009	50,000,000	49,957,781	9.18%
zero coupon, due 06/18/2009	12,100,000	12,092,715	2.22%

TOTAL SHORT TERM INVESTMENTS (Cost $60,885,277)		$62,050,496
REPURCHASE AGREEMENTS - 0.02%

TOTAL REPURCHASE AGREEMENTS (Cost $115,000)		$115,000
Total Investments (Strategic Income Trust) (Cost $615,996,072) - 95.92%		$522,105,314	95.92%
Assets in excess of Other Liabilities - 4.08%		$22,183,628	4.08%
TOTAL NET ASSETS - 100.00%		$544,288,942	100.00%

Total Return Trust
	Shares or Principal Amount	Value	% of Net Assets
U.S. TREASURY OBLIGATIONS - 5.57%
Treasury Inflation Protected Securities (d) - 5.57%
1.625%, due 01/15/2015	17,813,063	$16,518,837	0.78%
2.000%, due 07/15/2014	16,205,553	15,325,640	0.72%
3.000%, due 07/15/2012	64,052,318	62,776,268	2.97%
1.750% to 2.625%, due 7/15/2013 to 1/15/2028		23,211,030	1.10%
		117,831,775

TOTAL U.S. TREASURY OBLIGATIONS (Cost $117,357,775)		$117,831,775
U.S. GOVERNMENT AGENCY OBLIGATIONS - 99.14%
Federal Home Loan Mortgage Corp. - 13.43%
5.000% TBA **	40,000,000	40,809,376	1.93%
5.500% TBA **	159,200,000	163,043,184	7.71%
5.500%, due 02/01/2038	13,631,247	13,968,301	0.66%
6.000%, due 09/01/2037	49,221,378	50,769,159	2.40%
3.940% to 6.000%, due 3/1/2016 to 8/1/2038 (b)		15,221,144	0.73%
		283,811,164
Federal National Mortgage Association - 84.96%
5.000%, due 06/01/2035	20,010,065	20,478,269	0.97%
5.000%, due 03/01/2036***	67,679,651	69,242,097	3.28%
5.000%, due 02/01/2037	12,740,730	13,030,880	0.62%
5.000% TBA **	103,000,000	105,253,125	4.98%
5.000% TBA **	20,300,000	20,851,906	0.99%
5.000% TBA **	15,000,000	15,279,492	0.72%
5.500%, due 12/01/2033	18,328,965	18,852,343	0.89%
5.500%, due 04/01/2034	15,132,187	15,564,282	0.74%
5.500%, due 09/01/2034	14,901,293	15,317,482	0.72%
5.500%, due 11/01/2034	12,782,313	13,139,319	0.62%
5.500%, due 09/01/2038	30,838,711	31,671,116	1.50%
5.500%, due 10/01/2038	39,206,693	40,264,967	1.91%
5.500%, due 10/01/2038	16,920,464	17,377,184	0.82%
5.500%, due 10/01/2038	53,828,343	55,314,931	2.62%
5.500%, due 10/01/2038	58,171,164	59,786,775	2.83%
5.500%, due 10/01/2038	10,274,310	10,556,452	0.50%
5.500%, due 11/01/2038	40,866,095	42,007,473	1.99%
5.500%, due 11/01/2038	18,100,539	18,617,394	0.88%
5.500% TBA **	502,000,000	515,020,626	24.37%
6.000%, due 08/01/2036	22,345,019	23,047,665	1.09%
6.000%, due 09/01/2036	16,413,651	16,929,783	0.80%
6.000%, due 12/01/2037	14,178,992	14,624,855	0.69%
6.000% TBA **	400,200,000	412,299,807	19.51%
3.678% to 6.500%, due 7/1/2009 to 6/1/2043 (b)		231,202,924	10.91%
		1,795,731,147

58

The accompanying notes are an integral part of the financial statements.

Total Return Trust
	Shares or Principal Amount	Value	% of Net Assets
Government National Mortgage Association - 0.44%		$9,246,516	0.44%
Small Business Administration - 0.31%		6,508,485	0.31%

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $2,055,665,080)		$2,095,297,312
FOREIGN GOVERNMENT OBLIGATIONS - 0.07%
Brazil - 0.05%		1,003,431	0.05%
South Africa - 0.02%		420,000	0.02%

TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $2,019,819)		$1,423,431
CORPORATE BONDS - 29.66%
Basic Materials - 0.41%		8,696,042	0.41%
Communications - 1.75%		36,961,345	1.75%
Consumer, Cyclical - 0.37%		7,796,789	0.37%
Consumer, Non-cyclical - 2.24%
President and Fellows of Harvard College
6.500%, due 01/15/2039 (d)	32,500,000	35,415,133	1.68%
President and Fellows of Harvard College
6.000%, due 01/15/2019 (d)	6,100,000	6,582,095	0.31%
OTHER SECURITIES		5,347,059	0.25%
		47,344,287
Energy - 1.01%		21,343,548	1.01%
Financial - 23.23%
ASIF I, EMTN
3.685%, due 07/26/2010 (b)	41,535,000	33,643,350	1.59%
Bank of Ireland, Series YCD
4.7925%, due 01/15/2010 (b)	10,500,000	10,428,411	0.49%
Barclays Bank PLC
5.450%, due 09/12/2012	32,500,000	32,913,108	1.56%
Bear Stearns
2.263%, due 08/21/2009 (b)	13,200,000	12,980,999	0.61%
Bear Stearns
1.558% to 6.950%, due 3/30/2009 to 8/10/2012 (b)		19,885,072	0.95%
Citigroup
5.500%, due 04/11/2013 (b)	10,900,000	10,613,156	0.50%
Citigroup
0.474% to 8.400%, due 1/30/2009 to 12/21/2057 (b)		33,137,372	1.57%
Countrywide
4.125% to 5.800%, due 9/15/2009 to 6/7/2012 (b)		19,497,301	0.92%
General Electric
2.116% to 5.875%, due 1/5/2009 to 9/15/2067 (b) (d)		26,025,712	1.23%
Goldman Sachs
1.588% to 6.250%, due 6/23/2009 to 4/1/2018 (b)		34,222,015	1.62%
Merrill Lynch
2.223% to 6.875%, due 5/8/2009 to 4/25/2018 (b)		24,431,992	1.15%
Morgan Stanley
2.498% to 4.843%, due 2/9/2009 to 5/14/2010 (b)		$19,732,140	0.93%
Wachovia Bank NA, BKNT
2.218%, due 05/25/2010 (b)	16,500,000	15,643,930	0.74%
Wachovia
2.253% to 5.750%, due 12/1/2009 to 2/1/2018 (b)		8,664,107	0.41%
OTHER SECURITIES		189,186,694	8.96%
		491,005,359
Industrial - 0.23%		4,904,356	0.23%
Technology - 0.26%		5,550,449	0.26%
Utilities - 0.16%		3,353,163	0.16%

TOTAL CORPORATE BONDS (Cost $692,697,979)		$626,955,338
CONVERTIBLE BONDS - 0.04%
Financial - 0.04%		817,391	0.04%

TOTAL CONVERTIBLE BONDS (Cost $1,958,259)		$817,391
MUNICIPAL BONDS - 1.91%
Alaska - 0.28%		5,968,320	0.28%
California - 0.78%		16,305,427	0.78%
Florida - 0.35%		7,365,990	0.35%
Illinois - 0.34%		7,200,890	0.34%
Iowa - 0.01%		327,351	0.01%
Rhode Island - 0.01%		312,665	0.01%
Wisconsin - 0.14%		2,970,028	0.14%

TOTAL MUNICIPAL BONDS (Cost $43,318,683)		$40,450,671
COLLATERALIZED MORTGAGE OBLIGATIONS - 12.03%
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-2, Class A1
4.125%, due 03/25/2035 (b)	23,984,201	20,300,669	0.96%
Bear Stearns
0.631% to 6.079%, due 1/25/2033 to 6/11/2050 (b)		12,501,512	0.56%
Citigroup Mortgage Loan Trust, Inc., Series 2005-11, Class A2A
4.70% due 12/25/2035	866,287	628,339	0.03%
Citigroup Mortgage Loan Trust, Inc., Series 2005-6, Class A1
4.05% due 08/25/2035 (b)	20,062,782	15,098,391	0.71%
Countrywide
0.671% to 6.500%, due 11/25/2026 to 6/25/2037 (b) (d)		9,191,577	0.44%
Countrywide
4.730% to 5.250%, due 11/20/2025 to 2/20/2035 (b)		4,185,852	0.20%
Federal Home Loan Mortgage Corp., REMIC, Series 2007-3346, Class FA
1.425%, due 02/15/2019 (b)	20,260,936	19,536,419	0.92%

59

The accompanying notes are an integral part of the financial statements.

Total Return Trust
	Shares or Principal Amount	Value	% of Net Assets
Federal Home Loan Mortgage Corp., Series 2007-3335, Class AF
1.345%, due 10/15/2020 (b)	29,320,285	$28,522,668	1.35%
Federal Home Loan Mortgage Corp., Series 3335, Class FT
1.345%, due 08/15/2019 (b)	21,618,072	21,062,299	1.00%
Federal Home Loan Mortgage
1.345% to 7.500%, due 7/15/2019 to 2/25/2045 (b)		13,094,737	0.63%
Federal Home Loan Mortgage
6.000% to 7.500%, due 8/15/2030 to 9/15/2032		2,625,899	0.13%
Federal National Mortgage Association
6.000%, due 08/31/2032	14,609,007	14,975,792	0.71%
Federal National Mortgage Association
0.591% to 6.000%, due 2/25/2017 to 2/25/2044 (b)		2,821,637	0.13%
Federal National Mortgage Association
6.500%, due 01/01/2033	513,860	522,471	0.03%
Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A4
5.736% due 12/10/2049	19,150,000	14,297,118	0.68%
Merrill Lynch
0.681% to 5.485%, due 10/25/2035 to 3/12/2051 (b)		2,778,075	0.12%
Morgan Stanley
1.255%, due 10/15/2020 (b) (d)	1,039,656	792,045	0.04%
Morgan Stanley
5.809%, due 12/12/2049	400,000	299,524	0.01%
Wachovia
1.275% to 5.509%, due 8/11/2018 to 4/15/2047 (b) (d)		11,789,193	0.56%
Wells Fargo
4.963%, due 01/25/2035 (b)	4,499,882	3,488,102	0.17%
Wells Fargo
4.950%, due 03/25/2036 (b)	3,796,595	2,482,635	0.12%
OTHER SECURITIES		53,288,380	2.53%

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $307,909,423)		$254,283,334
ASSET BACKED SECURITIES - 3.92%
Bear Stearns
0.561%, due 06/25/2047 (b)	1,494,263	1,311,935	0.06%
Chase Issuance Trust, Series 2008-A7, Class A7
1.845%, due 11/15/2011 (b)	23,300,000	22,305,666	1.06%
Countrywide
0.521% to 0.581%, due 6/25/2037 to 3/25/2047 (b)		3,626,547	0.17%
Merrill Lynch
0.541%, due 08/25/2036 (b)	2,425,055	2,284,556	0.11%
Morgan Stanley
0.531%, due 05/25/2037 (b)	3,421,887	2,816,572	0.13%
SLM Student Loan Trust, Series 2008-9, Class A
5.035%, due 04/25/2023 (b)	21,200,000	19,869,060	0.94%
OTHER SECURITIES		30,577,979	1.45%

TOTAL ASSET BACKED SECURITIES (Cost $90,905,993)		$82,792,315
SUPRANATIONAL OBLIGATIONS - 0.25%
Government - 0.25%		$5,288,821	0.25%

TOTAL SUPRANATIONAL OBLIGATIONS (Cost $5,295,547)		$5,288,821
PREFERRED STOCKS - 4.74%
Financial - 4.74%
Bank of America Corp., 8.00%	22,700,000	16,327,838	0.77%
Wachovia Corp., 7.98%	83,400,000	71,090,160	3.36%
OTHER SECURITIES		12,789,726	0.61%
		100,207,724

TOTAL PREFERRED STOCKS (Cost $120,403,283)		$100,207,724
TERM LOANS - 0.38%
Consumer, Non-cyclical - 0.07%		1,412,129	0.07%
Financial - 0.26%		5,470,040	0.26%
Technology - 0.05%		1,121,217	0.05%

TOTAL TERM LOANS (Cost $14,237,829)		$8,003,386
OPTIONS - 1.39%
Other - 1.39%
Over The Counter European Style Call on USD-LIBOR Rate Swaption
Expiration 07/02/2009 at $3.60 *	29,900,000	1,110,743	0.05%
Expiration 02/02/2009 at $3.50 *	192,300,000	7,561,909	0.36%
Expiration 02/02/2009 at $3.15 *	162,300,000	5,267,008	0.25%
Expiration 08/03/2009 at $3.45 *	305,600,000	10,254,744	0.48%
Expiration 08/03/2009 at $3.85 *	126,800,000	5,204,557	0.25%
		29,398,961

TOTAL OPTIONS (Cost $8,802,459)		$29,398,961
SHORT TERM INVESTMENTS - 3.69%
U.S. Treasury Bills
zero coupon, due 05/15/2009 ***	16,000,000	15,998,511	0.76%
zero coupon, due 1/2/2009 to 6/11/2009 ***		46,913,167	2.22%
OTHER SECURITIES		14,992,978	0.71%

TOTAL SHORT TERM INVESTMENTS (Cost $77,904,656)		$77,904,656
REPURCHASE AGREEMENTS - 0.72%

TOTAL REPURCHASE AGREEMENTS (Cost $15,249,000)		$15,249,000
Total Investments (Total Return Trust) (Cost $3,553,725,785) - 163.51%		$3,455,904,115	163.51%
Liabilities in Excess of Other Assets - (63.51%)		(1,342,350,977)	(63.51%)
TOTAL NET ASSETS - 100.00%		$2,113,553,138	100.00%

60

The accompanying notes are an integral part of the financial statements.

U.S. Government Securities Trust
	Shares or Principal Amount	Value	% of Net Assets
U.S. TREASURY OBLIGATIONS - 8.03%
Treasury Inflation Protected Securities (d) - 5.44%
0.875%, due 04/15/2010	7,261,670	$6,824,837	2.10%
1.375%, due 07/15/2018	2,250,438	2,104,686	0.65%
2.000%, due 01/15/2026	4,497,104	4,236,060	1.31%
2.375%, due 01/15/2027 ***	3,104,669	3,118,979	0.96%
1.750% to 2.500%, due 7/15/2016 to 1/15/2028 ***		1,374,127	0.42%
		17,658,689
U.S. Treasury Bonds - 0.22%
5.375% to 8.875%, due 2/15/2019 to 2/15/2031		719,964	0.22%
U.S. Treasury Notes - 2.37%
4.500%, due 03/31/2009	6,000,000	6,063,750	1.87%
4.000% to 4.750%, due 5/31/2012 to 8/15/2018		1,608,555	0.50%
		7,672,305

TOTAL U.S. TREASURY OBLIGATIONS (Cost $25,776,063)		$26,050,958
U.S. GOVERNMENT AGENCY OBLIGATIONS - 91.20%
Federal Home Loan Bank - 8.63%
4.500%, due 10/09/2009	11,700,000	12,052,135	3.71%
5.000%, due 09/18/2009	15,500,000	15,974,192	4.92%
		28,026,327
Federal Home Loan Mortgage Corp. - 18.14%
3.250%, due 02/25/2011	3,300,000	3,431,571	1.06%
5.500%, due 11/01/2035	2,329,771	2,388,470	0.74%
5.500%, due 11/01/2037	15,408,683	15,789,688	4.86%
5.500%, due 01/01/2038	28,294,367	28,993,990	8.93%
5.852%, due 01/01/2037	4,910,204	5,017,899	1.55%
5.500% to 12.000%, due 10/1/2010 to 7/1/2037		3,273,627	1.00%
		58,895,245
Federal National Mortgage Association - 61.45%
4.750%, due 11/19/2012	3,000,000	3,301,275	1.02%
5.000%, due 04/01/2019	3,128,026	3,227,243	0.99%
5.000%, due 06/01/2035	2,336,986	2,393,128	0.74%
5.000%, due 04/01/2038	1,829,472	1,871,136	0.58%
5.000%, due 04/01/2038	1,679,234	1,717,475	0.53%
5.000%, due 04/01/2038	1,975,306	2,020,290	0.62%
5.000%, due 04/01/2038	1,754,831	1,794,794	0.55%
5.000%, due 04/01/2038	1,784,731	1,825,376	0.56%
5.000%, due 05/01/2038	1,838,799	1,880,675	0.58%
5.000% TBA **	96,525,000	98,636,484	30.38%
5.000% TBA **	2,900,000	2,978,844	0.92%
5.500%, due 03/15/2011 (a)	3,300,000	3,608,105	1.11%
5.500%, due 05/01/2018	3,177,923	3,288,281	1.01%
5.500%, due 03/01/2035	11,976,212	12,306,961	3.79%
5.500%, due 11/01/2036	4,146,790	4,258,721	1.31%
5.500%, due 08/01/2037	2,669,700	2,742,178	0.85%
5.500% TBA **	6,800,000	7,005,594	2.16%
5.500% TBA **	2,300,000	2,359,656	0.73%
5.555%, due 05/01/2036 (b)	2,370,224	2,428,165	0.75%
5.743%, due 08/01/2037 (b)	3,130,443	3,210,106	0.99%
6.000%, due 10/01/2036	4,277,291	4,411,792	1.36%
6.000%, due 03/01/2037	4,653,594	4,799,928	1.48%
6.000% TBA **	5,420,000	5,629,178	1.73%
6.077%, due 02/17/2009 (b)	4,456,000	4,450,430	1.37%
6.335%, due 07/01/2037 (b)	3,522,967	3,629,713	1.12%
5.000% to 13.500%, due 8/1/2009 to 5/1/2038		$13,703,782	4.22%
		199,479,310
Government National Mortgage Association - 2.98%
6.000% TBA **	6,100,000	6,297,774	1.94%
6.500% to 11.000%, due 9/15/2015 to 9/15/2034		3,381,734	1.04%
		9,679,508

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $289,281,121)		$296,080,390
CORPORATE BONDS - 1.78%
Financial - 1.78%
General Electric Capital Corp.
3.000%, due 12/09/2011	5,600,000	5,789,560	1.78%

TOTAL CORPORATE BONDS (Cost $5,636,288)		$5,789,560
COLLATERALIZED MORTGAGE OBLIGATIONS - 13.57%
Bear Stearns Structured Products, Inc., Series 2007-R11, Class A1A
1.071%, due 09/25/2037 (b) (d)	3,479,669	3,383,909	1.04%
Bear Stearns
4.660% to 5.410%, due 11/25/2034 to 12/11/2040 (b)		1,307,060	0.40%
Commercial Mortgage Pass-Through Certificates, Series 2006-C8, Class A4
5.306%, due 12/10/2046	3,080,000	2,247,967	0.69%
Federal Home Loan Mortgage
4.500%, due 04/15/2032	692,679	689,658	0.21%
Federal National Mortgage Association
5.551%, due 01/25/2043 (b)	1,398,810	1,253,099	0.39%
LB-UBS Commercial Mortgage Trust, Series 2006-C7, Class A3
5.347%, due 11/15/2038	3,490,000	2,718,377	0.84%
LB-UBS
5.661%, due 03/15/2039	900,000	733,072	0.23%
Thornburg Mortgage Securities Trust, Series 2006-3, Class A2
0.576%, due 05/25/2046 (b)	2,703,396	2,456,209	0.76%
Thornburg Mortgage Securities Trust, Series 2006-3, Class A3
0.581%, due 06/25/2046 (b)	2,938,118	2,874,414	0.89%
Thornburg Mortgage Securities
6.201% to 6.208%, due 09/25/2037 (b)		1,646,025	0.51%
OTHER SECURITIES		24,727,285	7.61%

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $70,721,989)		$44,037,075
ASSET BACKED SECURITIES - 6.26%
Countrywide Home Equity
1.335% to 1.745%, due 3/15/2030 to 8/15/2037 (b)		3,553,742	1.10%

61

The accompanying notes are an integral part of the financial statements.

U.S. Government Securities Trust
	Shares or Principal Amount	Value	% of Net Assets
ASSET BACKED SECURITIES - 6.26%
Financial - 1.78%
GMAC Mortgage Corp. Loan Trust, Series 2004-VF1, Class A1
1.221%, due 02/25/2031 (b) (d)	2,511,239	$1,990,127	0.61%
JPMorgan Chase Commercial Mortgage Securities Corp, Series 2006-CB17, Class A4
5.429%, due 12/12/2043	4,530,000	3,438,337	1.06%
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-H1, Class 2A1
1.971%, due 10/25/2037 (b)	2,660,040	1,925,619	0.59%
OTHER SECURITIES		9,404,352	2.90%

TOTAL ASSET BACKED SECURITIES (Cost $39,805,971)		$20,312,177
PREFERRED STOCKS - 0.01%
Financial - 0.01%
Federal Home Loan Mortgage Corp., Series Z, 8.375%	39,750	15,105	0.00%
Federal National Mortgage Association, Series S, 8.25% (i)	28,575	23,717	0.01%
		38,822

TOTAL PREFERRED STOCKS (Cost $1,708,125)		$38,822
SHORT TERM INVESTMENTS - 28.65%
Federal Home Loan Mortgage Corp. Discount Notes
zero coupon, due 05/05/2009 (a)	46,000,000	45,801,944	14.11%
John Hancock Cash Investment Trust, 1.2465% (f) (g)	47,217,900	47,217,900	14.54%

TOTAL SHORT TERM INVESTMENTS (Cost $93,019,844)		$93,019,844
REPURCHASE AGREEMENTS - 2.23%
JPMorgan Chase & Company Tri-Party Repurchase Agreement dated 12/31/2008 at 0.010% to be repurchased at $6,900,004 on 01/02/2009, collateralized by $10,127,000 U.S. Treasury Strips, zero coupon due 08/15/2020 (valued at $7,038,000, including interest)	6,900,000	6,900,000	2.13%
OTHER SECURITIES		334,000	0.10%

TOTAL REPURCHASE AGREEMENTS (Cost $7,234,000)		$7,234,000
Total Investments (U.S. Government Securities Trust) (Cost $533,183,401) - 151.73%		$492,562,826	151.73%
Liabilities in Excess of Other Assets - (51.73%)		(167,926,339)	(51.73%)
TOTAL NET ASSETS - 100.00%		$324,636,487	100.00%

U.S. High Yield Bond Trust
	Shares or Principal Amount	Value	% of Net Assets
CORPORATE BONDS - 73.18%
Basic Materials - 3.67%
Freeport-McMoRan Copper & Gold, Inc.
8.375%, due 04/01/2017	10,025,000	$8,220,500	1.47%
Freeport-McMoRan
8.250%, due 04/01/2015	1,475,000	1,253,750	0.22%
Huntsman International LLC
7.875%, due 11/15/2014	5,950,000	3,183,250	0.57%
OTHER SECURITIES		7,915,190	1.41%
		20,572,690
Communications - 20.80%
Alltel Corp.
7.875%, due 07/01/2032	3,150,000	3,071,250	0.55%
American Tower Corp.
7.000%, due 10/15/2017 (d)	3,765,000	3,350,850	0.60%
Centennial Communications Corp.
10.000%, due 01/01/2013	5,075,000	5,252,625	0.94%
Charter Communications Operating LLC
8.000%, due 04/30/2012 (d)	9,151,000	7,503,820	1.34%
Charter Communications Operating LLC
8.375%, due 04/30/2014 (d)	7,740,000	5,921,100	1.06%
Charter Communications
10.250% to 11.000%, due 9/15/2010 to 10/1/2015 (d)		1,195,250	0.21%
Cricket Communications, Inc.
9.375%, due 11/01/2014	6,390,000	5,751,000	1.03%
CSC Holdings, Inc.
6.750%, due 04/15/2012	3,440,000	3,147,600	0.56%
CSC Holdings
7.625% to 8.125%, due 8/15/2009 to 4/1/2011		3,724,737	0.66%
DirecTV Holdings LLC
8.375%, due 03/15/2013	10,769,000	10,715,155	1.91%
DirecTV
6.375%, due 06/15/2015	320,000	295,200	0.05%
Fisher Communications, Inc.
8.625%, due 09/15/2014	4,050,000	3,118,500	0.56%
Intelsat
9.250%, due 8/15/2014 to 6/15/2016 (d)		3,232,250	0.57%
MetroPCS Wireless, Inc.
9.250%, due 11/01/2014	4,250,000	3,803,750	0.68%
Qwest
5.246% to 8.875%, due 3/15/2012 to 6/15/2023 (b)		8,459,550	1.50%
Sprint Capital Corp.
8.750%, due 03/15/2032	24,070,000	16,247,250	2.90%
OTHER SECURITIES		31,818,742	5.68%
		116,608,629
Consumer, Cyclical - 7.42%
AMC Entertainment, Inc., Series B
8.625%, due 08/15/2012	5,343,000	4,274,400	0.76%
Cinemark, Inc.
zero coupon, step up to 9.75% on 03/15/2009%, due 03/15/2014 (h)	5,415,000	4,379,381	0.78%
Ford Motor
7.400% to 9.500%, due 9/15/2011 to 11/1/2046		826,000	0.15%

62

The accompanying notes are an integral part of the financial statements.

U.S. High Yield Bond Trust
	Shares or Principal Amount	Value	% of Net Assets
CORPORATE BONDS - 73.18%
Consumer, Cyclical - 7.42%
General Motors
6.750% to 8.375%, due 1/15/2011 to 5/23/2048 (a)		$1,807,750	0.32%
MGM Mirage, Inc.
6.000%, due 10/01/2009	5,900,000	5,634,500	1.01%
MGM Mirage
8.500%, due 09/15/2010	1,250,000	1,050,000	0.19%
Penn National Gaming
6.875%, due 12/01/2011	2,150,000	1,988,750	0.35%
OTHER SECURITIES		21,619,595	3.86%
		41,580,376
Consumer, Non-cyclical - 14.14%
Biomet, Inc.
11.625%, due 10/15/2017	5,900,000	5,044,500	0.90%
Community Health Systems, Inc.
8.875%, due 07/15/2015	7,720,000	7,102,400	1.27%
The Cooper Companies, Inc.
7.125%, due 02/15/2015	5,050,000	4,242,000	0.76%
Cornell Companies, Inc.
10.750%, due 07/01/2012	3,915,000	3,543,075	0.63%
Del Monte Corp.
8.625%, due 12/15/2012	3,600,000	3,492,000	0.62%
Geo Group, Inc.
8.250%, due 07/15/2013	4,545,000	4,010,963	0.71%
HCA, Inc.
9.250%, due 11/15/2016	7,375,000	6,766,562	1.21%
HCA
7.875% to 9.625%, due 2/1/2011 to 11/15/2016		2,658,075	0.48%
Lender Processing Services, Inc.
8.125%, due 07/01/2016	3,900,000	3,475,875	0.62%
Mac-Gray Corp.
7.625%, due 08/15/2015	3,950,000	3,634,000	0.65%
Reynolds American, Inc.
7.625%, due 06/01/2016	4,407,000	3,670,207	0.65%
Service Corp. International
6.750% to 7.875%, due 2/1/2013 to 4/1/2027		6,320,012	1.12%
Tenet Healthcare Corp.
6.375%, due 12/01/2011	4,250,000	3,283,125	0.58%
OTHER SECURITIES		22,037,628	3.94%
		79,280,422
Energy - 7.68%
Chesapeake Energy
6.375% to 7.500%, due 9/15/2013 to 11/15/2020		5,601,150	1.00%
El Paso Corp.
7.750%, due 01/15/2032	4,990,000	3,239,114	0.58%
El Paso
7.000% to 7.250%, due 6/15/2017 to 6/1/2018		4,547,488	0.81%
Kinder Morgan Energy Partners LP
9.000%, due 02/01/2019	5,025,000	5,242,758	0.94%
Sabine Pass LNG LP
7.500%, due 11/30/2016	11,900,000	8,568,000	1.53%
Sabine Pass LNG
7.500%, due 11/30/2016 (d)	1,250,000	900,000	0.16%
OTHER SECURITIES		14,936,105	2.66%
		43,034,615
Financial - 8.31%
Ford Motor Credit Company
8.000%, due 12/15/2016	6,800,000	$4,429,296	0.79%
Ford Motor Credit Company LLC
5.800%, due 01/12/2009	3,700,000	3,689,518	0.66%
Ford Motor
7.000% to 9.203%, due 4/15/2009 to 10/1/2013 (b)		3,529,817	0.63%
General Motors Acceptance Corp.
5.850%, due 01/14/2009	3,875,000	3,849,747	0.69%
GMAC LLC
6.000%, due 12/15/2011	4,410,000	3,497,265	0.62%
General Motors
6.875%, due 09/15/2011	1,900,000	1,538,318	0.27%
Host Marriott LP, Series M
7.000%, due 08/15/2012	3,905,000	3,309,488	0.59%
Nuveen Investments, Inc.
10.500%, due 11/15/2015 (d)	15,245,000	3,372,956	0.60%
OTHER SECURITIES		19,398,494	3.46%
		46,614,899
Industrial - 4.67%
Crown Holdings, Inc.
8.000%, due 04/15/2023	5,165,000	4,054,525	0.72%
L-3 Communications Corp.
5.875%, due 01/15/2015	3,350,000	3,015,000	0.54%
OTHER SECURITIES		19,100,312	3.41%
		26,169,837
Technology - 3.83%
Affiliated Computer Services, Inc.
5.200%, due 06/01/2015	4,300,000	3,096,000	0.55%
First Data Corp.
9.875%, due 09/24/2015	9,150,000	5,535,750	0.99%
Seagate Technology HDD Holdings
6.800%, due 10/01/2016	6,225,000	3,237,000	0.58%
SunGard Data Systems, Inc.
10.250%, due 08/15/2015	11,756,000	7,758,960	1.38%
Sungard Data Systems
3.750% to 9.125%, due 1/15/2009 to 8/15/2013		785,950	0.14%
OTHER SECURITIES		1,081,500	0.19%
		21,495,160
Utilities - 2.66%
NRG Energy, Inc.
7.375%, due 01/15/2017	7,550,000	6,946,000	1.24%
NRG Energy, Inc.
7.375%, due 02/01/2016	7,259,000	6,750,870	1.20%
NRG Energy
7.250%, due 02/01/2014	450,000	420,750	0.08%
OTHER SECURITIES		779,000	0.14%
		14,896,620

TOTAL CORPORATE BONDS (Cost $526,092,844)		$410,253,248
ASSET BACKED SECURITIES - 0.14%

TOTAL ASSET BACKED SECURITIES (Cost $1,249,977)		$805,900

63

The accompanying notes are an integral part of the financial statements.

U.S. High Yield Bond Trust
	Shares or Principal Amount	Value	% of Net Assets
TERM LOANS - 19.37%
Basic Materials - 1.26%		$7,090,315	1.26%
Communications - 3.52%
Alltel Communications, Inc., Tranche B
4.371%, due 05/15/2015 (b)	5,739,320	5,643,186	1.01%
Charter Communications
3.959% to 5.064%, due 3/1/2014 to 3/6/2014 (b)		932,025	0.17%
CSC Holdings, Inc.
2.945%, due 03/23/2013 (b)	3,862,637	3,281,631	0.58%
Intelsat
0.00%, due 7/3/2010 to 1/3/2014 (b) (k)		4,429,858	0.80%
OTHER SECURITIES		5,466,575	0.96%
		19,753,275
Consumer, Cyclical - 3.07%
Ford Motor
5.000%, due 11/29/2013 (b)	3,994,812	1,602,918	0.29%
Penn National Gaming, Inc.
3.563%, due 05/26/2012 (b)	5,017,020	4,030,338	0.72%
OTHER SECURITIES		11,594,830	2.06%
		17,228,086
Consumer, Non-cyclical - 3.24%
Community Health Systems, Inc., Tranche B
4.445%, due 06/30/2014 (b)	4,668,688	3,619,400	0.65%
Community Health
1.801%, due 06/30/2014 (b) (l)	238,772	185,108	0.03%
HCA
3.710%, due 11/16/2013 (b)	2,169,664	1,696,406	0.30%
OTHER SECURITIES		12,663,854	2.26%
		18,164,768
Energy - 4.09%
Calpine Corp., Tranche B
4.335%, due 03/29/2009 (b)	9,565,599	7,017,046	1.25%
Texas Competitive Electric Holdings Company LLC
5.360%, due 10/10/2014 (b)	9,231,792	6,381,476	1.14%
OTHER SECURITIES		9,546,424	1.70%
		22,944,946
Financial - 1.65%
General Motors
5.795%, due 11/17/2013 (b)	3,977,241	1,789,758	0.32%
OTHER SECURITIES		7,475,350	1.33%
		9,265,108
Industrial - 0.95%		5,297,439	0.95%
Technology - 1.22%
Sungard Data Systems
0.00%, due 02/27/2014 (b) (k)	1,000,000	660,000	0.12%
OTHER SECURITIES		6,160,373	1.10%
		6,820,373
Utilities - 0.37%
NRG Energy
2.959% to 7.500%, due 02/01/2013 (b)		1,917,038	0.34%
OTHER SECURITIES		$141,374	0.03%
		2,058,412

TOTAL TERM LOANS (Cost $145,758,316)		$108,622,722
SHORT TERM INVESTMENTS - 0.49%
John Hancock Cash Investment Trust, 1.2465% (f) (g)	2,735,000	2,735,000	0.49%

TOTAL SHORT TERM INVESTMENTS (Cost $2,735,000)		$2,735,000
REPURCHASE AGREEMENTS - 9.56%
Repurchase Agreement with State Street Corp. dated 12/31/2008 at 0.00% to be repurchased at $53,601,000 on 01/02/2009, collateralized by $35,110,000 U.S. Treasury Bonds, 8.50% due 02/15/2020 (valued at $54,673,292, including interest)	53,601,000	53,601,000	9.56%

TOTAL REPURCHASE AGREEMENTS (Cost $53,601,000)		$53,601,000
Total Investments (U.S. High Yield Bond Trust) (Cost $729,407,137) - 102.74%		$576,017,870	102.74%
Liabilities in Excess of Other Assets - (2.74%)		(15,376,239)	(2.74%)
TOTAL NET ASSETS - 100.00%		$560,641,631	100.00%

64

The accompanying notes are an integral part of the financial statements.

Footnotes
Percentages are stated as a percent of net assets.
ADR	- American Depositary Receipts
ADS	- American Depositary Shares
BKNT	- Bank Note
CDO	- Collateralized Debt Obligation
ESOP	- Employee Stock Ownership Program
EMTN	- European Medium Term Note
ETF	- Exchange Traded Fund
EWCO	- European Written Call Option
GDR	- Global Depositary Receipts
GMTN	- Global Medium Term Note
GTD	- Guaranteed
IO	- Interest Only (Carries notional principal amount)
MTN	- Medium Term Note
NIM	- Net Interest Margin
NVDR	- Non Voting Depositary Receipts
OTC	- Over The Counter
PCL	- Public Company Limited
PLC	- Public Limited Company
PIK	- Paid In Kind
PO	- Principal Only
REIT	- Real Estate Investment Trust
REMIC	- Real Estate Mortgage Investment Conduit
SBI	- Shares Beneficial Interest
SADR	- Sponsored American Depositary Receipts
SPDR	- Standard & Poor’s Depositary Receipts
TBA	- To Be Announced
TIPS	- Treasury Inflation Protected Security

*	Non-Income Producing
ˆ	Non-Income Producing, issuer is in bankruptcy and is in default of interest payments
**	Purchased on a forward commitment
***
All or a portion of this security has been segregated to meet the margin requirements on open financial futures contracts and/or collateral on open swap contracts or securities with forward commitments.

(a)	All or a portion of this security was out on loan
(b)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(c)	Principal Only
(d)
144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(e)	Interest Only
(f)	The investment is an affiliate of the fund, the adviser and/or the subadviser.
(g)
John Hancock Cash Investment Trust is managed by MFC Global Investment Management (U.S.), LLC, and represents investment of securities lending collateral. The rate shown is the seven-day effective yield at period end.

(h)	Step Up
(i)	Variable Rate Preferred
(j)	Securities purchased on a when-issued or delayed delivery basis.
(k)	All or a portion of this position represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.
(l)	All or a portion of this position represents unfunded loan commitment.

65
{finblurbsoi}The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Assets and Liabilities — December 31, 2008

Assets	Active Bond Trust	Core Bond Trust	Floating Rate Income Trust	Global Bond Trust
Investments in unaffiliated issuers, at value	$2,201,421,925	$305,884,354	$607,548,059	$1,488,953,123
Investments in affiliated issuers, at value (Note 2)	72,348,325	—	46,748,850	—
Securities loaned, at value (Note 2)	70,468,456	—	45,822,594	—
Repurchase agreements, at value (Note 2)	18,966,000	6,023,000	10,625,000	47,000,000
Total investments, at value	2,363,204,706	311,907,354	710,744,503	1,535,953,123
Cash	—	362	1,173,146	—
Foreign currency, at value	4,410,510	—	—	5,537,815
Cash collateral at broker for futures contracts	412,500	—	—	3,875,700
Receivable for investments sold	8,568,865	7,596,116	469,098	305,310,065
Receivable for to be announced securities sold	26,810,315	179,109,123	—	328,959,266
Receivable for forward foreign currency exchange contracts (Note 3)	—	—	—	36,232,418
Receivable for fund shares sold	1,376,982	68,508	—	—
Dividends and interest receivable	25,411,898	1,996,831	7,272,410	11,304,650
Receivable for security lending income	54,066	38	3,169	561
Swap contracts, at value (Note 3)	—	—	—	66,740,160
Unrealized appreciation on bond forward contracts (Note 3)	—	—	—	—
Receivable for futures variation margin	193,359	—	—	—
Other assets	94,796	265	924	560
Total assets	2,430,537,997	500,678,597	719,663,250	2,293,914,318
Liabilities
Due to custodian	12,386,438	—	—	4,134,038
Payable for investments purchased	8,829,424	15,637,000	55,065,701	655,316,957
Payable for to be announced securities purchased	224,758,846	216,576,391	—	606,012,336
Payable for forward foreign currency exchange contracts (Note 3)	—	—	—	10,215,156
Payable for fund shares repurchased	32,395,113	—	—	18,269,322
Payable upon return of securities loaned (Note 2)	72,348,325	—	46,748,850	—
Options written, at value (Note 3)	—	—	—	26,711,640
Investments sold short, at value (Note 2)	—	5,159,844	—	8,175,000
Payable for interest on securities sold short	—	14,778	—	—
Swap contracts, at value (Note 3)	—	—	—	89,425,057
Unrealized depreciation on bond forward contracts (Note 3)	—	—	—	—
Payable for futures variation margin	—	—	—	2,325,500
Distributions payable	—	—	—	—
Payable to affiliates
Fund administration expenses	74,376	8,621	22,182	30,422
Trustees’ fees	423	255	497	804
Other payables and accrued expenses	453,097	154,686	105,793	551,785
Total liabilities	351,246,042	237,551,575	101,943,023	1,421,168,017

Net assets
Capital paid-in	$2,494,228,630	$268,943,414	$781,628,875	$847,320,757
Undistributed net investment income (loss)	21,244,733	1,952,509	8,266,272	42,388,075
Accumulated undistributed net realized gain (loss) on investments	(25,737,125)	(3,672,108)	(1,034,905)	85,328,386
Net unrealized appreciation (depreciation) on investments	(410,444,283)	(4,096,793)	(171,140,015)	(102,290,917)
Net assets	$2,079,291,955	$263,127,022	$617,720,227	$872,746,301
Investments in unaffiliated issuers, including repurchase agreements, at cost	$2,701,130,483	$315,994,928	$835,135,668	$1,602,457,180
Investments in affiliated issuers, at cost	$72,348,325	—	$46,748,850	—
Foreign currency, at cost	$4,759,510	—	—	$5,661,393
Proceeds received on short sales	—	$5,150,625	—	$8,138,791
Premiums received on written options	—	—	—	$6,298,427
Net unamortized upfront payments on swaps	—	—	—	$1,472,087
Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each series of shares by the number of outstanding shares in the series.

Series I
Net assets	$79,353,257	$1,115,105	—	$98,815,472
Shares outstanding	10,033,294	90,427	—	6,843,325
Net asset value, offering price and redemption price per share	$7.91	$12.33	—	$14.44
Series II
Net assets	$314,741,819	$9,167,731	—	$171,550,305
Shares outstanding	39,767,736	743,764	—	11,939,822
Net asset value, offering price and redemption price per share	$7.91	$12.33	—	$14.37
Series NAV
Net assets	$1,685,196,879	$252,844,186	$617,720,227	$602,380,524
Shares outstanding	212,975,952	20,551,257	67,188,043	41,816,136
Net asset value, offering price and redemption price per share	$7.91	$12.30	$9.19	$14.41

66

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Assets and Liabilities — December 31, 2008

High Income Trust	High Yield Trust	Income Trust	Investment Quality Bond Trust	Money Market Trust
$381,773,814	$1,366,718,927	$332,104,571	$336,421,319	$5,238,009,592
186	92,473,968	6,310,993	2,061,800	—
167	90,771,237	6,191,358	1,987,878	—
957,000	21,602,000	35,898,000	23,500,000	—
382,731,167	1,571,566,132	380,504,922	363,970,997	5,238,009,592
—	114	609	41,037	991
—	4,962,773	28	139	—
—	—	—	—	—
24,802	754,919	70,221	—	—
—	—	—	—	—
611,772	—	—	995,575	—
—	1,068,581	4,767	—	—
14,963,420	49,545,212	5,996,900	5,424,683	—
—	57,403	—	12,587	—
—	—	—	267,788	—
—	—	—	649,015	—
—	—	—	27,766	—
333	824	653	247	639,354
398,331,494	1,627,955,958	386,578,100	371,389,834	5,238,649,937

84,093	—	—	—	—
10,019,988	12,026,849	47,700	2,397,638	—
—	—	—	—	—
—	—	—	819,869	—
669	—	—	12,537,456	27,013,080
186	92,473,968	6,310,993	2,061,800	—
13,385,664	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	1,678,131	—
—	—	—	973,550	—
—	—	—	—	—
—	—	—	—	3,072

12,548	50,204	12,349	12,172	190,839
426	1,608	405	386	3,556
101,639	380,265	112,844	145,272	360,292
23,605,213	104,932,894	6,484,291	20,626,274	27,570,839

$686,508,965	$2,458,133,903	$560,105,846	$395,575,451	$5,210,822,666
6,129,877	28,513,231	5,465,326	4,884,072	256,432
(16,188,307)	(216,802,559)	(38,437,130)	(31,229,012)	—
(301,724,254)	(746,821,511)	(147,040,233)	(18,466,951)	—
$374,726,281	$1,523,023,064	$380,093,809	$350,763,560	$5,211,079,098
$675,400,466	$2,225,699,375	$521,235,453	$378,983,019	$5,238,009,592
$186	$92,473,968	$6,310,993	$2,061,800	—
—	$5,085,222	$30	$151	—
—	—	—	—	—
$3,666,900	—	—	—	—
—	—	—	—	—

—	$62,713,614	—	$138,566,372	$3,707,857,389
—	10,646,662	—	13,370,031	370,767,458
—	$5.89	—	$10.36	$10.00

$1,532,445	$56,629,005	—	$113,404,215	$1,503,221,709
261,660	9,542,377	—	10,940,560	150,314,813
$5.86	$5.93	—	$10.37	$10.00

$373,193,836	$1,403,680,445	$380,093,809	$98,792,973	—
64,246,057	239,557,264	47,141,902	9,555,291	—
$5.81	$5.86	$8.06	$10.34	—

67

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Assets and Liabilities — December 31, 2008

Assets	Money Market Trust B	Real Return Bond Trust	Short-Term Bond Trust	Spectrum Income Trust
Investments in unaffiliated issuers, at value	$961,558,849	$1,911,244,594	$90,411,082	$1,026,617,785
Investments in affiliated issuers, at value (Note 2)	—	—	—	14,038,374
Securities loaned, at value (Note 2)	—	—	—	13,770,798
Repurchase agreements, at value (Note 2)	1,057,000	142,490,085	902,000	104,000
Total investments, at value	962,615,849	2,053,734,679	91,313,082	1,054,530,957
Cash	45	—	802	1,138
Foreign currency, at value	—	8,239,629	—	961,506
Cash collateral at broker for futures contracts	—	2,686,000	—	—
Receivable for investments sold	—	146,480,371	—	2,317,725
Receivable for to be announced securities sold	—	45,905,719	—	—
Receivable for forward foreign currency exchange contracts (Note 3)	—	834,588	—	3,139,101
Receivable for fund shares sold	788,855	1,286,773	—	1,205,811
Dividends and interest receivable	—	11,469,935	1,005,932	11,636,766
Receivable for security lending income	—	—	—	—
Swap contracts, at value (Note 3)	—	33,556,228	—	167,331
Receivable for futures variation margin	—	—	—	58,755
Receivable due from adviser	9,490	—	—	—
Other assets	99,749	852	102	965
Total assets	963,513,988	2,304,194,774	92,319,918	1,074,020,055
Liabilities
Due to custodian	—	17,377,231	—	—
Payable for investments purchased	—	897,637,500	—	5,023,217
Payable for to be announced securities purchased	—	240,333,813	—	—
Payable for forward foreign currency exchange contracts (Note 3)	—	5,211,842	—	1,190,412
Payable for fund shares repurchased	—	37,101	46,062	—
Payable upon return of securities loaned (Note 2)	—	—	—	14,038,374
Options written, at value (Note 3)	—	4,084,978	—	—
Investments sold short, at value (Note 2)	—	16,347,984	—	—
Payable for interest on securities sold short	—	250,775	—	—
Swap contracts, at value (Note 3)	—	58,783,272	—	195,227
Payable for futures variation margin	—	273,766	—	—
Payable to affiliates
Fund administration expenses	34,896	35,847	2,130	36,635
Trustees’ fees	469	909	494	1,405
Other payables and accrued expenses	88,999	362,116	66,423	571,582
Total liabilities	124,364	1,240,737,134	115,109	21,056,852
Net assets
Capital paid-in	$963,248,395	$1,168,317,323	$143,596,206	$1,195,523,289
Undistributed net investment income (loss)	—	32,729,586	1,546,039	(873,622)
Accumulated undistributed net realized gain (loss) on investments	141,229	(74,304,402)	(12,991,723)	(22,419,391)
Net unrealized appreciation (depreciation) on investments	—	(63,284,867)	(39,945,713)	(119,267,073)
Net assets	$963,389,624	$1,063,457,640	$92,204,809	$1,052,963,203
Investments in unaffiliated issuers, including repurchase agreements, at cost	$962,615,849	$2,105,750,825	$131,258,795	$1,161,156,466
Investments in affiliated issuers, at cost	—	—	—	$14,038,374
Foreign currency, at cost	—	$8,349,152	—	$984,499
Proceeds received on short sales	—	$16,501,140	—	—
Premiums received on written options	—	$1,474,393	—	—
Net unamortized upfront payments on swaps	—	($1,415,304)	—	—
Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each series of shares by the number of outstanding shares in the series.

Series I
Net assets	—	$8,823,052	—	—
Shares outstanding	—	756,946	—	—
Net asset value, offering price and redemption price per share	—	$11.66	—	—
Series II
Net assets	—	$87,276,362	—	—
Shares outstanding	—	7,554,835	—	—
Net asset value, offering price and redemption price per share	—	$11.55	—	—
Series NAV
Net assets	$963,389,624	$967,358,226	$92,204,809	$1,052,963,203
Shares outstanding	963,248,309	83,734,816	13,228,378	93,753,440
Net asset value, offering price and redemption price per share	$1.00	$11.55	$6.97	$11.23

68

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Assets and Liabilities — December 31, 2008

Strategic Bond Trust	Strategic Income Trust	Total Return Trust	U.S. Government Securities Trust	U.S. High Yield Bond Trust
$637,088,043	$521,990,314	$3,440,655,115	$391,820,271	$516,939,852
28,570,513	—	—	47,217,900	2,735,000
27,998,161	—	—	46,290,655	2,742,018
6,800,000	115,000	15,249,000	7,234,000	53,601,000
700,456,717	522,105,314	3,455,904,115	492,562,826	576,017,870
324,138	510	209	965	—
1,818,915	1,244,437	8,525,551	—	—
3,619,006	—	3,668,100	—	—
3,859,777	—	59,696,076	—	704,342
—	—	190,370,703	—	—
669,673	15,679,929	2,218,892	—	—
—	630,269	430,791	65,115	14,574
10,669,937	8,921,125	16,390,772	1,805,793	12,611,347
12,686	—	335	39,238	3,156
—	—	27,007,876	—	—
9,408,063	—	—	777,603	—
—	—	—	—	—
237	657	1,755	98	609
730,839,149	548,582,241	3,764,215,175	495,251,638	589,351,898

—	—	—	—	451,254
3,952,864	—	95,680,906	—	25,386,474
102,293,730	—	1,454,222,301	122,605,711	—
1,244,313	2,377,672	7,338,454	—	—
3,166,021	239,666	346,691	123,946	—
28,570,513	—	—	47,217,900	2,735,000
228,169	1,510,665	30,405,759	547,538	—
—	—	—	—	—
—	—	—	—	—
—	—	60,411,294	—	—
—	—	1,717,773	—	—

20,033	19,041	74,863	12,024	18,082
590	451	2,010	316	501
213,761	145,804	461,986	107,716	118,956
139,689,994	4,293,299	1,650,662,037	170,615,151	28,710,267

$786,462,117	$631,970,434	$2,117,461,463	$355,901,932	$724,802,383
11,205,664	357,321	41,466,182	1,954,597	8,164,625
(9,411,520)	(6,556,734)	59,643,464	8,467,588	(18,936,110
(197,107,106)	(81,482,079)	(105,017,971)	(41,687,630)	(153,389,267
$591,149,155	$544,288,942	$2,113,553,138	$324,636,487	$560,641,631
$869,648,211	$615,996,072	$3,553,725,785	$485,965,501	$726,672,137
$28,570,513	—	—	$47,217,900	$2,735,000
$2,024,790	$1,186,913	$8,901,785	—	—
—	—	—	—	—
$53,722	$604,158	$8,060,509	$144,320	—
—	—	($3,930,188)	—	—

$86,135,219	$15,924,284	$327,149,363	$140,368,494	$1,052,266
10,229,938	1,422,375	24,281,254	11,534,922	114,476
$8.42	$11.20	$13.47	$12.17	$9.19

$59,831,900	$10,255,257	$264,416,143	$92,832,217	$2,222,011
7,096,450	914,210	19,647,187	7,619,548	240,869
$8.43	$11.22	$13.46	$12.18	$9.22

$445,182,036	$518,109,401	$1,521,987,632	$91,435,776	$557,367,354
53,078,369	46,326,773	113,293,281	7,541,508	60,579,457
$8.39	$11.18	$13.43	$12.12	$9.20

69

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Operations — December 31, 2008

Investment income	Active Bond Trust	Core Bond Trust	Floating Rate Income Trust[1]	Global Bond Trust
Interest	$143,521,257	$15,016,240	$33,681,182	$61,395,168
Dividends	491,096	—	—	163,967
Securities lending	303,421	519	5,401	955
Income from affiliated issuers	117,836	—	—	—
Less foreign taxes withheld	—	—	—	(19,770)
Total investment income	144,433,610	15,016,759	33,686,583	61,540,320

Expenses
Investment management fees (Note 6)	14,284,359	1,823,876	3,116,882	7,751,504
Series I distribution and service fees (Note 6)	50,420	171	—	62,167
Series II distribution and service fees (Note 6)	1,145,797	13,419	—	579,548
Fund administration fees (Note 6)	388,828	46,186	73,195	179,400
Audit and legal fees	100,722	44,885	64,396	96,246
Printing and postage fees (Note 6)	115,969	28,305	44,362	109,420
Custodian fees	233,043	228,475	33,607	1,055,690
Trustees’ fees (Note 7)	45,816	6,591	8,968	22,612
Registration and filing fees	20,651	5,402	9,549	17,401
Guarantee fees (Note 11)	—	—	—	—
Miscellaneous	50,884	3,632	4,434	25,592
Total expenses	16,436,489	2,200,942	3,355,393	9,899,580
Less: expense reductions (Note 6)	(42,258)	(5,008)	(5,999)	(20,667)
Net expenses	16,394,231	2,195,934	3,349,394	9,878,913
Net investment income (loss)	128,039,379	12,820,825	30,337,189	51,661,407

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	(5,491,651)	2,549,365	(909,670)	50,399,373
Futures contracts	1,248,756	—	—	10,459,594
Bond forward contracts	—	—	—	—
Options written	—	—	—	(32,093,022)
Short sales	—	—	—	(8,184,715)
Swap contracts	(1,085,405)	—	—	(5,061,179)
Foreign currency transactions	156,750	—	—	98,233,641
	(5,171,550)	2,549,365	(909,670)	113,753,692
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	(376,256,811)	(7,770,623)	(171,140,015)	(128,769,773)
Futures contracts	251,609	—	—	13,889,718
Bond forward contracts	—	—	—	—
Options written	—	—	—	(2,684,645)
Short sales	—	3,771	—	283,080
Swap contracts	1,005,302	—	—	(66,070,839)
Translation of assets and liabilities in foreign currencies	(724,055)	—	—	(8,721,910)
	(375,723,955)	(7,766,852)	(171,140,015)	(192,074,369)
Net realized and unrealized gain (loss)	(380,895,505)	(5,217,487)	(172,049,685)	(78,320,677)

Increase (decrease) in net assets from operations	($252,856,126)	$7,603,338	($141,712,496)	($26,659,270)

1	Period from 1-2-08 (commencement of operations) to 12-31-08.

70

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Operations — December 31, 2008

High Income Trust	High Yield Trust	Income Trust	Investment Quality Bond Trust	Money Market Trust
$48,652,424	$191,492,924	$21,523,284	$24,805,985	$86,774,717
2,248,881	1,088,468	9,443,151	—	—
30,058	1,107,956	24,377	28,794	—
5,807	659,681	—	—	—
—	(280,735)	(70,234)	—	—
50,937,170	194,068,294	30,920,578	24,834,779	86,774,717

2,841,617	11,739,575	3,350,816	2,524,883	18,592,095
—	43,250	—	74,573	1,499,302
2,794	154,082	—	369,586	2,313,115
74,034	290,511	67,510	69,065	666,799
54,509	84,380	40,394	58,606	148,754
44,070	197,095	43,757	52,353	388,994
65,124	484,358	74,663	168,715	329,271
9,587	35,412	10,256	9,331	79,165
9,490	29,766	8,571	7,852	59,892
—	—	—	—	461,586
3,954	10,842	10,660	4,382	15,679
3,105,179	13,069,271	3,606,627	3,339,346	24,554,652
(7,503)	(32,491)	(7,382)	(7,596)	(69,895)
3,097,676	13,036,780	3,599,245	3,331,750	24,484,757
47,839,494	181,031,514	27,321,333	21,503,029	62,289,960

(15,737,219)	(107,175,791)	(34,611,600)	(7,112,722)	1,319,950
—	(1,204,968)	—	1,120,405	—
—	—	—	(2,669,185)	—
475,221	—	—	—	—
—	—	—	—	—
—	—	—	(8,663)	—
763,757	(5,568,205)	17,503	1,577,045	—
(14,498,241)	(113,948,964)	(34,594,097)	(7,093,120)	1,319,950

(254,183,668)	(641,487,712)	(135,511,659)	(23,232,930)	—
—	—	—	142,825	—
—	—	—	(232,367)	—
(9,718,764)	—	—	—	—
—	—	—	—	—
—	—	—	(1,410,343)	—
737,321	(729,036)	1,001	39,454	—
(263,165,111)	(642,216,748)	(135,510,658)	(24,693,361)	—
(277,663,352)	(756,165,712)	(170,104,755)	(31,786,481)	1,319,950

($229,823,858)	($575,134,198)	($142,783,422)	($10,283,452)	$63,609,910

71

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Operations — December 31, 2008

Investment income	Money Market Trust B	Real Return Bond Trust	Short-Term Bond Trust	Spectrum Income Trust
Interest	$15,831,465	$48,276,792	$11,156,488	$55,532,212
Dividends	—	102,451	—	6,004,421
Securities lending	—	23	—	148,853
Income from affiliated issuers	—	—	—	27,722
Less foreign taxes withheld	—	(7,711)	—	(140,674)
Total investment income	15,831,465	48,371,555	11,156,488	61,572,534

Expenses
Investment management fees (Note 6)	3,434,926	7,269,654	1,198,062	8,077,782
Series I distribution and service fees (Note 6)	—	5,543	—	—
Series II distribution and service fees (Note 6)	—	278,939	—	—
Fund administration fees (Note 6)	86,104	177,448	31,327	180,108
Audit and legal fees	27,658	92,104	56,886	74,500
Printing and postage fees (Note 6)	27,290	102,709	2,732	126,229
Custodian fees	40,187	594,448	38,660	974,368
Trustees’ fees (Note 7)	15,579	21,838	5,829	23,030
Registration and filing fees	11,651	17,951	4,102	16,746
Guarantee fees (Note 11)	78,501	—	—	—
Interest expense on securities sold short	—	130,649	—	1,304
Miscellaneous	1,785	30,181	11,549	10,572
Total expenses	3,723,681	8,721,464	1,349,147	9,484,639
Less: expense reductions (Note 6)	(1,687,039)	(18,903)	(3,921)	(291,468)
Net expenses	2,036,642	8,702,561	1,345,226	9,193,171
Net investment income (loss)	13,794,823	39,668,994	9,811,262	52,379,363

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	354,135	(42,846,560)	(3,996,001)	(21,729,042)
Futures contracts	—	12,528,677	—	1,005,845
Options written	—	3,857,882	—	25,066
Short sales	—	(9,027,299)	—	(31,373)
Swap contracts	—	(11,257,633)	(25,973)	299,050
Foreign currency transactions	—	2,217,467	—	7,087,681
	354,135	(44,527,466)	(4,021,974)	(13,342,773)
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	—	(73,730,600)	(36,015,702)	(145,518,841)
Futures contracts	—	6,685,569	—	(447,275)
Options written	—	(258,802)	—	—
Short sales	—	398,459	—	—
Swap contracts	—	(24,888,471)	—	(5,908)
Translation of assets and liabilities in foreign currencies	—	(8,777,419)	—	2,439,589
	—	(100,571,264)	(36,015,702)	(143,532,435)
Net realized and unrealized gain (loss)	354,135	(145,098,730)	(40,037,676)	(156,875,208)

Increase (decrease) in net assets from operations	$14,148,958	($105,429,736)	($30,226,414)	($104,495,845)

72

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Operations — December 31, 2008

Strategic Bond Trust	Strategic Income Trust	Total Return Trust	U.S. Government Securities Trust	U.S. High Yield Bond Trust
$51,039,598	$35,287,753	$110,053,695	$12,817,910	$42,926,737
530,984	16,482	601,715	95,099	—
63,760	666	5,073	41,726	133,057
13,578	226	—	—	83,566
(27,956)	(14,595)	—	—	—
51,619,964	35,290,532	110,660,483	12,954,735	43,143,360

4,445,490	3,480,999	15,560,286	2,161,629	3,620,984
59,436	8,146	173,407	75,878	431
201,458	34,892	658,510	213,525	5,040
107,777	83,833	370,919	57,917	82,037
67,836	50,174	105,265	60,772	47,524
79,818	51,181	228,857	42,106	54,762
331,600	170,667	610,444	108,979	89,769
13,826	10,983	44,870	7,841	10,792
11,435	9,473	36,108	6,510	9,364
—	—	—	—	—
—	—	—	—	—
3,948	9,779	11,572	1,029	2,437
5,322,624	3,910,127	17,800,238	2,736,186	3,923,140
(11,850)	(8,660)	(146,048)	(6,036)	(8,382)
5,310,774	3,901,467	17,654,190	2,730,150	3,914,758
46,309,190	31,389,065	93,006,293	10,224,585	39,228,602

(1,697,730)	(3,066,969)	73,338,313	6,879,589	(16,260,295)
4,852,962	(54,471)	76,440,702	7,547,718	—
8,420,661	8,164,588	(36,366,786)	654,126	—
—	—	(2,414,633)	—	—
—	—	(6,677,158)	—	—
(1,623,023)	6,722,880	24,653,394	—	—
9,952,870	11,766,028	128,973,832	15,081,433	(16,260,295)

(173,372,158)	(103,167,078)	(122,380,245)	(29,861,552)	(140,347,705)
3,919,671	—	5,670,500	(1,005,573)	—
824,632	(906,507)	(6,713,884)	(523,390)	—
—	—	683,795	—	—
—	—	(27,518,251)	—	—
(755,820)	18,565,003	(16,348,882)	—	—
(169,383,675)	(85,508,582)	(166,606,967)	(31,390,515)	(140,347,705)
(159,430,805)	(73,742,554)	(37,633,135)	(16,309,082)	(156,608,000)

($113,121,615)	($42,353,489)	$55,373,158	($6,084,497)	($117,379,398)

73

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Changes in Net Assets

	Active Bond Trust		Core Bond Trust		Floating Rate Income Trust
Increase (decrease) in net assets	Year ended 12/31/08	Year ended 12/31/07	Year ended 12/31/08	Year ended 12/31/07	Year ended 12/31/08[1]
From operations
Net investment income (loss)	$128,039,379	$133,739,460	$12,820,825	$12,278,008	$30,337,189
Net realized gain (loss)	(5,171,550)	3,373,002	2,549,365	601,449	(909,670)
Change in net unrealized appreciation (depreciation)	(375,723,955)	(38,381,767)	(7,766,852)	3,430,753	(171,140,015)
Increase (decrease) in net assets resulting from operations	(252,856,126)	98,730,695	7,603,338	16,310,210	(141,712,496)
Distributions to shareholders
From net investment income
Series I	(5,125,318)	(10,887,346)	(46,193)	(9,595)	—
Series II	(21,569,328)	(47,063,261)	(408,387)	(204,218)	—
Series NAV	(103,299,322)	(163,200,339)	(13,067,224)	(18,515,340)	(22,196,152)
Total distributions	(129,993,968)	(221,150,946)	(13,521,804)	(18,729,153)	(22,196,152)
From Portfolio share transactions (Note 8)	(84,192,624)	202,584,273	(19,071,261)	66,687,105	781,628,875
Total increase (decrease)	(467,042,718)	80,164,022	(24,989,727)	64,268,162	617,720,227

Net assets
Beginning of year	2,546,334,673	2,466,170,651	288,116,749	223,848,587	—
End of year	$2,079,291,955	$2,546,334,673	$263,127,022	$288,116,749	$617,720,227

Undistributed net investment income (loss)	$21,244,733	$21,464,495	$1,952,509	$2,293,453	$8,266,272

	Global Bond Trust		High Income Trust		High Yield Trust
Increase (decrease) in net assets	Year ended 12/31/08	Year ended 12/31/07	Year ended 12/31/08	Year ended 12/31/07	Year ended 12/31/08	Year ended 12/31/07
From operations
Net investment income (loss)	$51,661,407	$47,045,847	$47,839,494	$25,715,866	$181,031,514	$158,805,022
Net realized gain (loss)	113,753,692	(20,384,811)	(14,498,241)	22,391,507	(113,948,964)	6,287,287
Change in net unrealized appreciation (depreciation)	(192,074,369)	88,647,358	(263,165,111)	(65,480,702)	(642,216,748)	(138,727,958)
Increase (decrease) in net assets resulting from operations	(26,659,270)	115,308,394	(229,823,858)	(17,373,329)	(575,134,198)	26,364,351
Distributions to shareholders
From net investment income
Series I	(784,606)	(8,363,481)	—	—	(7,185,386)	(16,396,868)
Series II	(1,336,848)	(15,833,728)	(121,734)	(58,978)	(4,954,775)	(10,871,185)
Series NAV	(5,260,606)	(63,074,133)	(48,158,425)	(36,025,171)	(168,973,777)	(229,520,177)
From net realized gain
Series I	—	—	—	—	—	—
Series II	—	—	(7,930)	(51,330)	—	—
Series NAV	—	—	(3,951,112)	(18,824,949)	—	—
Total distributions	(7,382,060)	(87,271,342)	(52,239,201)	(54,960,428)	(181,113,938)	(256,788,230)
From Portfolio share transactions (Note 8)	(373,455,608)	203,781,794	219,879,551	161,884,048	193,373,080	535,653,676
Total increase (decrease)	(407,496,938)	231,818,846	(62,183,508)	89,550,291	(562,875,056)	305,229,797

Net assets
Beginning of year	1,280,243,239	1,048,424,393	436,909,789	347,359,498	2,085,898,120	1,780,668,323
End of year	$872,746,301	$1,280,243,239	$374,726,281	$436,909,789	$1,523,023,064	$2,085,898,120

Undistributed net investment income (loss)	$42,388,075	$1,856,267	$6,129,877	$5,787,538	$28,513,231	$29,510,589

1	Period from 1-2-08 (commencement of operations) to 12-31-08.

74

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Changes in Net Assets

	Income Trust		Investment Quality Bond Trust		Money Market Trust
Increase (decrease) in net assets	Year ended 12/31/08	Period ended 12/31/07[1]	Year ended 12/31/08	Year ended 12/31/07	Year ended 12/31/08	Year ended 12/31/07
From operations
Net investment income (loss)	$27,321,333	$7,577,576	$21,503,029	$21,994,993	$62,289,960	$127,539,725
Net realized gain (loss)	(34,594,097)	(3,839,692)	(7,093,120)	3,914,219	1,319,950	933,804
Change in net unrealized appreciation (depreciation)	(135,510,658)	(11,529,575)	(24,693,361)	48,671	—	—
Increase (decrease) in net assets resulting from operations	(142,783,422)	(7,791,691)	(10,283,452)	25,957,883	63,609,910	128,473,529
Distributions to shareholders
From net investment income
Series I	—	—	(9,729,684)	(15,249,605)	(50,762,752)	(109,218,475)
Series II	—	—	(8,650,108)	(13,750,221)	(12,895,006)	(18,950,774)
Series NAV	(25,290,703)	(4,146,221)	(7,248,010)	(10,100,192)	—	—
Total distributions	(25,290,703)	(4,146,221)	(25,627,802)	(39,100,018)	(63,657,758)	(128,169,249)
From Portfolio share transactions (Note 8)	168,604,326	391,501,520	(55,474,036)	32,650,645	2,220,302,653	335,037,282
Total increase (decrease)	530,201	379,563,608	(91,385,290)	19,508,510	2,220,254,805	335,341,562

Net assets
Beginning of year	379,563,608	—	442,148,850	422,640,340	2,990,824,293	2,655,482,731
End of year	$380,093,809	$379,563,608	$350,763,560	$442,148,850	$5,211,079,098	$2,990,824,293

Undistributed net investment income (loss)	$5,465,326	$3,384,743	$4,884,072	$4,109,900	$256,432	$304,280

	Money Market Trust B		Real Return Bond Trust		Short-Term Bond Trust
Increase (decrease) in net assets	Year ended 12/31/08	Year ended 12/31/07	Year ended 12/31/08	Year ended 12/31/07	Year ended 12/31/08	Year ended 12/31/07
From operations
Net investment income (loss)	$13,794,823	$25,336,071	$39,668,994	$60,365,157	$9,811,262	$12,610,518
Net realized gain (loss)	354,135	355,037	(44,527,466)	4,974,552	(4,021,974)	(430,216)
Change in net unrealized appreciation (depreciation)	—	—	(100,571,264)	63,530,262	(36,015,702)	(3,065,510)
Increase (decrease) in net assets resulting from operations	14,148,958	25,691,108	(105,429,736)	128,869,971	(30,226,414)	9,114,792
Distributions to shareholders
From net investment income
Series I	—	—	(63,376)	(561,827)	—	—
Series II	—	—	(616,432)	(6,480,870)	—	—
Series NAV	(14,203,358)	(25,496,848)	(5,327,821)	(71,225,485)	(8,473,341)	(25,339,809)
From net realized gain
Series I	—	—	(268,240)	—	—	—
Series II	—	—	(2,768,803)	—	—	—
Series NAV	—	—	(22,228,886)	—	—	—
From tax return of capital
Series NAV	—	—	—	—	—	(941,806)
Total distributions	(14,203,358)	(25,496,848)	(31,273,558)	(78,268,182)	(8,473,341)	(26,281,615)
From Portfolio share transactions (Note 8)	351,300,144	132,222,869	(21,986,917)	185,887,840	(113,353,017)	(35,477,476)
Total increase (decrease)	351,245,744	132,417,129	(158,690,211)	236,489,629	(152,052,772)	(52,644,299)

Net assets
Beginning of year	612,143,880	479,726,751	1,222,147,851	985,658,222	244,257,581	296,901,880
End of year	$963,389,624	$612,143,880	$1,063,457,640	$1,222,147,851	$92,204,809	$244,257,581

Undistributed net investment income (loss)	—	$187,347	$32,729,586	$459,183	$1,546,039	($153,469)

1	Period from 5-1-07 (commencement of operations) to 12-31-07.

75

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Changes in Net Assets

	Spectrum Income Trust		Strategic Bond Trust		Strategic Income Trust
Increase (decrease) in net assets	Year ended 12/31/08	Year ended 12/31/07	Year ended 12/31/08	Year ended 12/31/07	Year ended 12/31/08	Year ended 12/31/07
From operations
Net investment income (loss)	$52,379,363	$44,101,331	$46,309,190	$38,783,499	$31,389,065	$24,785,056
Net realized gain (loss)	(13,342,773)	15,484,625	9,952,870	(4,324,777)	11,766,028	(4,099,804)
Change in net unrealized appreciation (depreciation)	(143,532,435)	(3,390,856)	(169,383,675)	(36,104,865)	(85,508,582)	3,830,722
Increase (decrease) in net assets resulting from operations	(104,495,845)	56,195,100	(113,121,615)	(1,646,143)	(42,353,489)	24,515,974
Distributions to shareholders
From net investment income
Series I	—	—	(7,561,474)	(14,728,960)	(1,754,106)	(284,724)
Series II	—	—	(5,237,712)	(9,372,411)	(1,301,902)	(324,300)
Series NAV	(68,860,461)	(69,470,002)	(35,741,377)	(38,267,223)	(54,949,360)	(9,634,115)
From net realized gain
Series NAV	(5,555,900)	(10,989,250)	—	—	—	—
Total distributions	(74,416,361)	(80,459,252)	(48,540,563)	(62,368,594)	(58,005,368)	(10,243,139)
From Portfolio share transactions (Note 8)	148,908,349	240,374,243	41,251,172	159,400,342	151,104,589	114,177,109
Total increase (decrease)	(30,003,857)	216,110,091	(120,411,006)	95,385,605	50,745,732	128,449,944

Net assets
Beginning of year	1,082,967,060	866,856,969	711,560,161	616,174,556	493,543,210	365,093,266
End of year	$1,052,963,203	$1,082,967,060	$591,149,155	$711,560,161	$544,288,942	$493,543,210

Undistributed net investment income (loss)	($873,622)	$8,780,057	$11,205,664	$9,652,849	$357,321	$20,845,946

	Total Return Trust		U.S. Government Securities Trust		U.S. High Yield Bond Trust
Increase (decrease) in net assets	Year ended 12/31/08	Year ended 12/31/07	Year ended 12/31/08	Year ended 12/31/07	Year ended 12/31/08	Year ended 12/31/07
From operations
Net investment income (loss)	$93,006,293	$99,163,452	$10,224,585	$16,056,870	$39,228,602	$29,658,778
Net realized gain (loss)	128,973,832	6,177,617	15,081,433	1,305,223	(16,260,295)	387,823
Change in net unrealized appreciation (depreciation)	(166,606,967)	75,034,944	(31,390,515)	(5,848,635)	(140,347,705)	(19,627,108)
Increase (decrease) in net assets resulting from operations	55,373,158	180,376,013	(6,084,497)	11,513,458	(117,379,398)	10,419,493
Distributions to shareholders
From net investment income
Series I	(16,264,551)	(25,949,771)	(5,556,637)	(14,219,224)	(48,167)	(76,765)
Series II	(12,467,721)	(16,916,322)	(3,341,494)	(6,554,907)	(129,333)	(256,950)
Series NAV	(75,990,224)	(118,464,427)	(3,692,217)	(9,606,369)	(36,608,019)	(43,204,594)
From net realized gain
Series I	(3,714,536)	—	—	—	—	—
Series II	(2,789,923)	—	—	—	—	—
Series NAV	(18,044,890)	—	—	—	—	—
Total distributions	(129,271,845)	(161,330,520)	(12,590,348)	(30,380,500)	(36,785,519)	(43,538,309)
From Portfolio share transactions (Note 8)	(91,220,839)	325,262,585	(2,839,736)	(17,452,194)	268,888,832	127,036,716
Total increase (decrease)	(165,119,526)	344,308,078	(21,514,581)	(36,319,236)	114,723,915	93,917,900

Net assets
Beginning of year	2,278,672,664	1,934,364,586	346,151,068	382,470,304	445,917,716	351,999,816
End of year	$2,113,553,138	$2,278,672,664	$324,636,487	$346,151,068	$560,641,631	$445,917,716

Undistributed net investment income (loss)	$41,466,182	$24,359,002	$1,954,597	$2,450,911	$8,164,625	$5,698,978

76

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Ratio of gross expenses to average net assets (%)		Ratio of net expenses to average net assets (%)		Ratio of net investment income (loss) to average net assets (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
Active Bond Trust
SERIES I
12-31-2008	9.40	0.49	[1]	(1.47)	(0.98)	(0.51)	—	—	(0.51)	7.91	(10.54)[2,3]		0.69	[4]	0.69		5.36		79	100	[5]
12-31-2007	9.88	0.51	[1]	(0.12)	0.39	(0.87)	—	—	(0.87)	9.40	4.05	[2,3]	0.68	[4]	0.68		5.26		117	140	[5]
12-31-2006	9.73	0.44	[1]	(0.02)	0.42	(0.27)	—	—	(0.27)	9.88	4.42	[2,3,6]	0.69	[4]	0.69		4.53		139	207
12-31-2005[7]	9.60	0.29	[1]	(0.14)	0.15	—	(0.02)	—	(0.02)	9.73	1.59	[2,8]	0.72	[9]	0.72	[9]	4.33	[9]	166	305	[10]
SERIES II
12-31-2008	9.40	0.47	[1]	(1.47)	(1.00)	(0.49)	—	—	(0.49)	7.91	(10.76)[2,3]		0.89	[4]	0.89		5.15		315	100	[5]
12-31-2007	9.87	0.49	[1]	(0.13)	0.36	(0.83)	—	—	(0.83)	9.40	3.78	[2,3]	0.88	[4]	0.88		5.06		559	140	[5]
12-31-2006	9.72	0.41	[1]	(0.01)	0.40	(0.25)	—	—	(0.25)	9.87	4.21	[2,3,6]	0.89	[4]	0.89		4.28		553	207
12-31-2005[7]	9.60	0.28	[1]	(0.14)	0.14	—	(0.02)	—	(0.02)	9.72	1.49	[2,8]	0.92	[9]	0.92	[9]	4.25	[9]	559	305	[10]
SERIES NAV
12-31-2008	9.40	0.49	[1]	(1.47)	(0.98)	(0.51)	—	—	(0.51)	7.91	(10.48)[2,3]		0.64	[4]	0.64		5.44		1,685	100	[5]
12-31-2007	9.89	0.52	[1]	(0.13)	0.39	(0.88)	—	—	(0.88)	9.40	4.03	[2,3]	0.63	[4]	0.63		5.31		1,871	140	[5]
12-31-2006	9.73	0.40	[1]	0.03	0.43	(0.27)	—	—	(0.27)	9.89	4.54	[2,3,6]	0.64	[4]	0.64		4.18		1,774	207
12-31-2005[12]	9.63	0.43	[1]	(0.19)	0.24	(0.12)	(0.02)	—	(0.14)	9.73	2.54	[2]	0.70		0.70		4.41		1,220	305	[10]
12-31-2004[11]	9.64	0.34		0.11	0.45	(0.34)	(0.12)	—	(0.46)	9.63	4.75	[2]	0.70		0.70		3.56		1,002	444
1. Based on the average of the shares outstanding. 2. Assumes dividend reinvestment. 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Does not take into consideration expense reductions during the periods shown. 5. The Portfolio turnover rates, including the effect of “TBA” (to be announced) securities for the periods ended, were as follows: 255% for 12-31-08 and 284% for 12-31-07. Prior years exclude the effect of TBA transactions. 6. John Hancock Life Insurance Company made a voluntary payment to the portfolio. Excluding this payment, the impact on total return would have been less than 0.01%. 7. Series I and Series II shares began operations on 4-29-05. 8. Not annualized. 9. Annualized. 10. Excludes merger activity. 11. Audited by previous Independent Registered Public Accounting Firm. 12. Effective 4-29-05, shareholders of the former John Hancock Variable Series Trust l (“VST”) Active Bond Fund Series NAV became owners of an equal number of full and fractional Series NAV shares of the Active Bond Trust. Additionally, the accounting and performance history of the former VST Active Bond Fund Series NAV was redesignated as that of Series NAV shares of Active Bond Trust.

Core Bond Trust
SERIES I
12-31-2008	12.55	0.56	[1]	(0.14)	0.42	(0.64)	—	—	(0.64)	12.33	3.38	[2,3]	0.85	[4]	0.85		4.52		1	467	[6]
12-31-2007	12.68	0.59	[1]	0.18	0.77	(0.90)	—	—	(0.90)	12.55	6.26	[2,3]	0.80	[4]	0.79		4.71		—[5]	336	[6]
12-31-2006	12.64	0.56	[1]	(0.11)	0.45	(0.41)	—	—	(0.41)	12.68	3.72	[2,3]	0.84	[4]	0.84		4.50		—[5]	359
12-31-2005[7]	12.50	0.34	[1]	(0.20)	0.14	—	—	—	—	12.64	1.12	[8]	0.93	[9]	0.93	[9]	4.01	[9]	—[5]	619	[8]
SERIES II
12-31-2008	12.54	0.53	[1]	(0.13)	0.40	(0.61)	—	—	(0.61)	12.33	3.23	[2,3]	1.03	[4]	1.03		4.28		9	467	[6]
12-31-2007	12.66	0.57	[1]	0.17	0.74	(0.86)	—	—	(0.86)	12.54	5.98	[2,3]	1.00	[4]	1.00		4.50		4	336	[6]
12-31-2006	12.61	0.53	[1]	(0.09)	0.44	(0.39)	—	—	(0.39)	12.66	3.61	[2,3]	1.04	[4]	1.04		4.28		2	359
12-31-2005[7]	12.50	0.31	[1]	(0.20)	0.11	—	—	—	—	12.61	0.88	[8]	1.11	[9]	1.11	[9]	3.49	[9]	1	619	[8]
SERIES NAV
12-31-2008	12.52	0.57	[1]	(0.14)	0.43	(0.65)	—	—	(0.65)	12.30	3.44	[2,3]	0.77	[4]	0.77		4.50		253	467	[6]
12-31-2007	12.66	0.60	[1]	0.17	0.77	(0.91)	—	—	(0.91)	12.52	6.28	[2,3]	0.75	[4]	0.74		4.75		284	336	[6]
12-31-2006	12.62	0.56	[1]	(0.10)	0.46	(0.42)	—	—	(0.42)	12.66	3.84	[2,3]	0.79	[4]	0.79		4.48		222	359
12-31-2005[7]	12.50	0.30	[1]	(0.18)	0.12	—	—	—	—	12.62	0.96	[8]	0.82	[9]	0.82	[9]	3.55	[9]	153	619	[8]
1. Based on the average of the shares outstanding. 2. Assumes dividend reinvestment. 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Does not take into consideration expense reductions during the periods shown. 5. Less than $500,000. 6. The Portfolio turnover rates, including the effect of “TBA” (to be announced) securities for the periods ended, were as follows: 1,049% for 12-31-08 and 621% for 12-31-07. Prior years exclude the effect of TBA transactions. 7. Series I, Series II and Series NAV shares began operations on 4-29-05. 8. Not annualized. 9. Annualized.

Floating Rate Income Trust
SERIES NAV
12-31-2008[1]	12.50	0.79	[2]	(3.75)	(2.96)	(0.35)	—	—	(0.35)	9.19	(23.61)[3,4]		0.76	[5]	0.76		6.79		618	18
1. Series NAV shares began operations on 1-2-08. 2. Based on the average of the shares outstanding. 3. Assumes dividend reinvestment. 4. Total returns would have been lower had certain expenses not been reduced during the period shown. 5. Does not take into consideration expense reductions during the periods shown.

Global Bond Trust
SERIES I
12-31-2008	15.20	0.72	[1]	(1.39)	(0.67)	(0.09)	—	—	(0.09)	14.44	(4.48)[2,3]		0.89	[4]	0.89		4.69		99	487	[5]
12-31-2007	14.93	0.59	[1]	0.79	1.38	(1.11)	—	—	(1.11)	15.20	9.63	[2,3]	0.86	[4,6]	0.86	[6]	3.96		117	325	[5]
12-31-2006	14.37	0.53	[1]	0.22	0.75	—	(0.19)	—	(0.19)	14.93	5.27	[2,3,7]	0.85	[4,8]	0.85	[8]	3.61		115	204
12-31-2005	16.28	0.44	[1]	(1.49)	(1.05)	(0.73)	(0.13)	—	(0.86)	14.37	(6.66)[2]		0.86		0.86		2.89		132	327	[9]
12-31-2004[10]	15.34	0.32	[1]	1.21	1.53	(0.59)	—	—	(0.59)	16.28	10.38	[2]	0.85		0.85		2.13		438	174

77

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Ratio of gross expenses to average net assets (%)		Ratio of net expenses to average net assets (%)		Ratio of net investment income (loss) to average net assets (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
Global Bond Trust (continued)
SERIES II
12-31-2008	15.15	0.68	[1]	(1.38)	(0.70)	(0.08)	—	—	(0.08)	14.37	(4.66)[2,3]		1.09	[4]	1.09		4.48		172	487	[5]
12-31-2007	14.87	0.56	[1]	0.78	1.34	(1.06)	—	—	(1.06)	15.15	9.35	[2,3]	1.06	[4,6]	1.06	[6]	3.78		234	325	[5]
12-31-2006	14.34	0.50	[1]	0.22	0.72	—	(0.19)	—	(0.19)	14.87	5.07	[2,3,7]	1.05	[4,8]	1.05	[8]	3.44		200	204
12-31-2005	16.20	0.41	[1]	(1.47)	(1.06)	(0.67)	(0.13)	—	(0.80)	14.34	(6.77)[2]		1.06		1.06		2.67		143	327	[9]
12-31-2004[10]	15.29	0.29	[1]	1.21	1.50	(0.59)	—	—	(0.59)	16.20	10.21	[2]	1.05		1.05		1.93		368	174
SERIES NAV
12-31-2008	15.16	0.72	[1]	(1.38)	(0.66)	(0.09)	—	—	(0.09)	14.41	(4.42)[2,3]		0.84	[4]	0.84		4.72		602	487	[5]
12-31-2007	14.91	0.60	[1]	0.78	1.38	(1.13)	—	—	(1.13)	15.16	9.60	[2,3]	0.81	[4,6]	0.81	[6]	4.04		929	325	[5]
12-31-2006	14.34	0.54	[1]	0.22	0.76	—	(0.19)	—	(0.19)	14.91	5.35	[2,3,7]	0.80	[4,8]	0.80	[8]	3.69		733	204
12-31-2005[11]	16.11	0.40	[1]	(1.26)	(0.86)	(0.78)	(0.13)	—	(0.91)	14.34	(5.58)[2,12]		0.80	[13]	0.80	[13]	3.16	[13]	520	327	[9]
1. Based on the average of the shares outstanding. 2. Assumes dividend reinvestment. 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Does not take into consideration expense reductions during the periods shown. 5. The Portfolio turnover rates, including the effect of “TBA” (to be announced) securities for the periods ended, were as follows: 800% for 12-31-08 and 877% for 12-31-07. Prior years exclude the effect of TBA transactions. 6. Includes interest and fees on inverse floaters. The impact of this expense to the gross and net expense ratios was less than 0.01%. 7. John Hancock Life Insurance Company made a voluntary payment to the portfolio. Excluding this payment, the impact on total return would have been less than 0.01%. 8. Includes interest expense on securities sold short. Excluding interest expense the expense ratios for the period ended would have been as follows:

	Ratio of gross expenses to average net assets	Ratio of net expenses to average net assets
Series I	0.85%	0.85%
Series II	1.05%	1.05%
Series NAV	0.80%	0.80%

9. Excludes merger activity. 10. As a result of changes in generally accepted accounting principles, periodic payments made under interest-rate swap agreements, previously included within interest income, have been included to realized gain (loss) in the Statements of Operations. The effect of this reclassification was to increase the net investment income per share by $0.04 for Series I and $0.05 for Series II, and the net investment income ratio by 0.51% for Series I and 0.68% for Series II for the year ended 12-31-04. 11. Series NAV shares began operations on 2-28-05. 12. Not annualized. 13. Annualized.

High Income Trust
SERIES II
12-31-2008	11.99	1.09	[1]	(6.23)	(5.14)	(0.88)	(0.11)	—	(0.99)	5.86	(43.53)[2,5]		0.99	[3]	0.98		11.49		2	47
12-31-2007[4]	14.13	0.61	[1]	(1.61)	(1.00)	(0.61)	(0.53)	—	(1.14)	11.99	(7.03)[2,5,6]		0.97	[3,7]	0.97	[7]	6.58	[7]	1	73
SERIES NAV
12-31-2008	11.98	1.09	[1]	(6.25)	(5.16)	(0.90)	(0.11)	—	(1.01)	5.81	(43.65)[2,5]		0.74	[3]	0.73		11.35		373	47
12-31-2007	14.24	0.90	[1]	(1.34)	(0.44)	(1.23)	(0.59)	—	(1.82)	11.98	(3.40)[2,5]		0.72	[3]	0.72		6.41		436	73
12-31-2006[4]	12.50	0.60	[1]	1.14	1.74	—	—	—	—	14.24	13.92	[5,6]	0.74	[3,7]	0.74	[7]	6.87	[7]	347	81	[6]
1. Based on the average of the shares outstanding. 2. Assumes dividend reinvestment. 3. Does not take into consideration expense reductions during the periods shown. 4. Series II and Series NAV shares began operations on 5-1-07 and 4-28-06, respectively. 5. Total returns would have been lower had certain expenses not been reduced during the periods shown. 6. Not annualized. 7. Annualized.

High Yield Trust
SERIES I
12-31-2008	9.50	0.86	[1]	(3.66)	(2.80)	(0.81)	—	—	(0.81)	5.89	(29.52)[2,3]		0.77	[4]	0.77		9.96		63	61
12-31-2007	10.66	0.82	[1]	(0.64)	0.18	(1.34)	—	—	(1.34)	9.50	1.64	[2,3]	0.75	[4]	0.75		7.86		110	75	[5]
12-31-2006	10.32	0.77	[1]	0.25	1.02	(0.68)	—	—	(0.68)	10.66	10.37	[2,3,6]	0.76	[4]	0.76		7.53		154	90
12-31-2005	10.51	0.76	[1]	(0.40)	0.36	(0.55)	—	—	(0.55)	10.32	3.70	[2]	0.78		0.78		7.41		179	92	[7]
12-31-2004	9.95	0.72	[1]	0.33	1.05	(0.49)	—	—	(0.49)	10.51	11.06	[2]	0.80		0.80		7.28		755	69
SERIES II
12-31-2008	9.55	0.85	[1]	(3.69)	(2.84)	(0.78)	—	—	(0.78)	5.93	(29.70)[2,3]		0.97	[4]	0.97		9.78		57	61
12-31-2007	10.70	0.80	[1]	(0.65)	0.15	(1.30)	—	—	(1.30)	9.55	1.36	[2,3]	0.95	[4]	0.95		7.69		76	75	[5]
12-31-2006	10.35	0.75	[1]	0.26	1.01	(0.66)	—	—	(0.66)	10.70	10.24	[2,3,6]	0.96	[4]	0.96		7.33		101	90
12-31-2005	10.45	0.74	[1]	(0.39)	0.35	(0.45)	—	—	(0.45)	10.35	3.56	[2]	0.98		0.98		7.13		109	92	[7]
12-31-2004	9.91	0.69	[1]	0.34	1.03	(0.49)	—	—	(0.49)	10.45	10.85	[2]	1.00		1.00		6.99		691	69
SERIES NAV
12-31-2008	9.46	0.86	[1]	(3.65)	(2.79)	(0.81)	—	—	(0.81)	5.86	(29.48)[2,3]		0.72	[4]	0.72		10.17		1,404	61
12-31-2007	10.63	0.83	[1]	(0.65)	0.18	(1.35)	—	—	(1.35)	9.46	1.64	[2,3]	0.70	[4]	0.70		8.07		1,900	75	[5]
12-31-2006	10.29	0.77	[1]	0.25	1.02	(0.68)	—	—	(0.68)	10.63	10.46	[2,3,6]	0.71	[4]	0.71		7.57		1,526	90
12-31-2005[8]	10.63	0.64	[1]	(0.38)	0.26	(0.60)	—	—	(0.60)	10.29	2.70	[2,9]	0.72	[10]	0.72	[10]	7.58	[10]	1,349	92	[7]
1. Based on the average of the shares outstanding. 2. Assumes dividend reinvestment. 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Does not take into consideration expense reductions during the periods shown. 5. The Portfolio turnover rates, including the effect of “TBA” (to be announced) securities for the periods ended, were as follows: 75% for 12-31-07. Prior years exclude the effect of TBA transactions. 6. John Hancock Life Insurance Company made a voluntary payment to the portfolio. Excluding this payment, the impact on total return would have been less than 0.01%. 7. Excludes merger activity. 8. Series NAV shares began operations on 2-28-05. 9. Not annualized. 10. Annualized.

78

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Ratio of gross expenses to average net assets (%)		Ratio of net expenses to average net assets (%)		Ratio of net investment income (loss) to average net assets (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
Income Trust
SERIES NAV
12-31-2008	12.13	0.70	[1]	(4.18)	(3.48)	(0.59)	—	—	(0.59)	8.06	(28.64)[2,3]		0.87	[4]	0.87		6.59		380	42
12-31-2007[5]	12.50	0.45	[1]	(0.68)	(0.23)	(0.14)	—	—	(0.14)	12.13	(1.85)[2,3,6]		0.86	[4,7]	0.86	[7]	5.38	[7]	380	129	[6]
1. Based on the average of the shares outstanding. 2. Assumes dividend reinvestment. 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Does not take into consideration expense reductions during the periods shown. 5. Series NAV shares began operations on 5-1-07. 6. Not annualized. 7. Annualized.

Investment Quality Bond Trust
SERIES I
12-31-2008	11.30	0.56	[1]	(0.75)	(0.19)	(0.75)	—	—	(0.75)	10.36	(1.67)[2,3]		0.73	[4]	0.73		5.08		139	105
12-31-2007	11.66	0.59	[1]	0.11	0.70	(1.06)	—	—	(1.06)	11.30	6.21	[2,3]	0.71	[4]	0.71		5.08		164	70
12-31-2006	11.98	0.55	[1]	(0.16)	0.39	(0.71)	—	—	(0.71)	11.66	3.57	[2,3]	0.72	[4]	0.72		4.79		183	28
12-31-2005	12.41	0.61	[1]	(0.34)	0.27	(0.70)	—	—	(0.70)	11.98	2.26	[2]	0.74		0.74		5.08		227	30
12-31-2004	12.58	0.61	[1]	(0.03)	0.58	(0.75)	—	—	(0.75)	12.41	4.81	[2]	0.74		0.74		4.94		362	23
SERIES II
12-31-2008	11.29	0.54	[1]	(0.73)	(0.19)	(0.73)	—	—	(0.73)	10.37	(1.72)[2,3]		0.93	[4]	0.93		4.88		113	105
12-31-2007	11.64	0.56	[1]	0.10	0.66	(1.01)	—	—	(1.01)	11.29	5.92	[2,3]	0.91	[4]	0.91		4.89		161	70
12-31-2006	11.96	0.53	[1]	(0.16)	0.37	(0.69)	—	—	(0.69)	11.64	3.36	[2,3]	0.92	[4]	0.92		4.60		143	28
12-31-2005	12.37	0.59	[1]	(0.35)	0.24	(0.65)	—	—	(0.65)	11.96	2.03	[2]	0.94		0.94		4.90		90	30
12-31-2004	12.55	0.57	[1]	(0.01)	0.56	(0.74)	—	—	(0.74)	12.37	4.65	[2]	0.94		0.94		4.67		110	23
SERIES NAV
12-31-2008	11.27	0.57	[1]	(0.74)	(0.17)	(0.76)	—	—	(0.76)	10.34	(1.52)[2,3]		0.68	[4]	0.68		5.14		99	105
12-31-2007	11.65	0.59	[1]	0.10	0.69	(1.07)	—	—	(1.07)	11.27	6.13	[2,3]	0.66	[4]	0.66		5.13		117	70
12-31-2006	11.97	0.55	[1]	(0.15)	0.40	(0.72)	—	—	(0.72)	11.65	3.65	[2,3]	0.67	[4]	0.67		4.82		96	28
12-31-2005[5]	12.45	0.52	[1]	(0.28)	0.24	(0.72)	—	—	(0.72)	11.97	2.06	[2,6]	0.67	[7]	0.67	[7]	5.14	[7]	59	30
1. Based on the average of the shares outstanding. 2. Assumes dividend reinvestment. 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Does not take into consideration expense reductions during the periods shown. 5. Series NAV shares began operations on 2-28-05. 6. Not annualized. 7. Annualized.

Money Market Trust
SERIES I
12-31-2008	10.00	0.18		—	0.18	(0.18)	—	—	(0.18)	10.00	1.76	[2,3]	0.58	[4]	0.58		1.66		3,708	—
12-31-2007	10.00	0.45	[1]	—	0.45	(0.45)	—	—	(0.45)	10.00	4.56	[2,3]	0.56	[4]	0.55		4.43		2,504	—
12-31-2006	10.00	0.44	[1]	—	0.44	(0.44)	—	—	(0.44)	10.00	4.43	[2,3]	0.56	[4]	0.56		4.36		2,316	—
12-31-2005	10.00	0.26	[1]	—	0.26	(0.26)	—	—	(0.26)	10.00	2.60	[2]	0.56		0.56		2.63		2,113	—
12-31-2004	10.00	0.09	[1]	—	0.09	(0.09)	—	—	(0.09)	10.00	0.90	[2]	0.53		0.53		0.89		2,186	—
SERIES II
12-31-2008	10.00	0.16		—	0.16	(0.16)	—	—	(0.16)	10.00	1.56	[2,3]	0.78	[4]	0.78		1.36		1,503	—
12-31-2007	10.00	0.43	[1]	—	0.43	(0.43)	—	—	(0.43)	10.00	4.35	[2,3]	0.76	[4]	0.75		4.22		487	—
12-31-2006	10.00	0.42	[1]	—	0.42	(0.42)	—	—	(0.42)	10.00	4.23	[2,3]	0.76	[4]	0.76		4.22		339	—
12-31-2005	10.00	0.25	[1]	—	0.25	(0.25)	—	—	(0.25)	10.00	2.50	[2]	0.76		0.76		2.47		231	—
12-31-2004	10.00	0.06	[1]	—	0.06	(0.06)	—	—	(0.06)	10.00	0.60	[2]	0.73		0.73		0.62		186	—
1. Based on the average of the shares outstanding. 2. Assumes dividend reinvestment. 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Does not take into consideration expense reductions during the periods shown.

Money Market Trust B
SERIES NAV
12-31-2008	1.00	0.02		—	0.02	(0.02)	—	—	(0.02)	1.00	2.11	[4,5]	0.53	[6]	0.29		1.97		963	—
12-31-2007	1.00	0.05	[3]	—	0.05	(0.05)	—	—	(0.05)	1.00	4.82	[4,5]	0.51	[6]	0.28		4.67		612	—
12-31-2006	1.00	0.05	[3]	—	0.05	(0.05)	—	—	(0.05)	1.00	4.70	[4,5]	0.51	[6]	0.28		4.61		480	—
12-31-2005[1]	1.00	0.03	[3]	—	0.03	(0.03)	—	—	(0.03)	1.00	2.97	[4,5]	0.50	[6]	0.28		2.91		442	—
12-31-2004[2]	1.00	0.01		—	0.01	(0.01)	—	—	(0.01)	1.00	1.09	[4]	0.33		0.33		1.05		472	—
1. Effective 4-29-05, shareholders of the former VST Money Market Fund Series NAV became owners of an equal number of full and fractional Series NAV shares of Money Market B. Additionally, the accounting and performance history of the former VST Money Market Fund Series NAV was redesignated as that of Series NAV shares of Money Market B. 2. Audited by previous Independent Registered Public Accounting Firm. 3. Based on the average of the shares outstanding. 4. Assumes dividend reinvestment. 5. Total returns would have been lower had certain expenses not been reduced during the periods shown. 6. Does not take into consideration expense reductions during the periods shown.

Real Return Bond Trust
SERIES I
12-31-2008	13.54	0.49	[1]	(1.96)	(1.47)	(0.08)	(0.33)	—	(0.41)	11.66	(11.28)[2,3]		0.83	[4,5]	0.83	[5]	3.69		9	1,032	[6]
12-31-2007	12.99	0.70	[1]	0.76	1.46	(0.91)	—	—	(0.91)	13.54	11.49	[2,3]	0.80	[4,5]	0.79	[5]	5.31		10	911	[6]
12-31-2006	13.55	0.54	[1]	(0.52)	0.02	(0.33)	(0.25)	—	(0.58)	12.99	0.23	[2,3]	0.82	[4,5]	0.82	[5]	4.09		5	989
12-31-2005	14.00	0.27	[1]	(0.08)	0.19	—	(0.64)	—	(0.64)	13.55	1.44	[2]	0.81		0.81		1.93		4	1,239
12-31-2004	13.11	0.09	[1]	1.08	1.17	(0.06)	(0.22)	—	(0.28)	14.00	9.06	[2]	0.82		0.82		0.68		196	1,151

79

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Ratio of gross expenses to average net assets (%)		Ratio of net expenses to average net assets (%)		Ratio of net investment income (loss) to average net assets (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
Real Return Bond Trust (continued)
SERIES II
12-31-2008	13.45	0.46	[1]	(1.96)	(1.50)	(0.07)	(0.33)	—	(0.40)	11.55	(11.54)[2,3]		1.03	[4,5]	1.03	[5]	3.50		87	1,032	[6]
12-31-2007	12.88	0.67	[1]	0.76	1.43	(0.86)	—	—	(0.86)	13.45	11.35	[2,3]	1.00	[4,5]	0.99	[5]	5.13		100	911	[6]
12-31-2006	13.45	0.50	[1]	(0.51)	(0.01)	(0.31)	(0.25)	—	(0.56)	12.88	(0.04)[2,3]		1.02	[4,5]	1.02	[5]	3.84		108	989
12-31-2005	13.95	0.29	[1]	(0.13)	0.16	(0.02)	(0.64)	—	(0.66)	13.45	1.21	[2]	1.02		1.02		2.14		145	1,239
12-31-2004	13.10	0.06	[1]	1.07	1.13	(0.06)	(0.22)	—	(0.28)	13.95	8.73	[2]	1.02		1.02		0.50		343	1,151
SERIES NAV
12-31-2008	13.42	0.48	[1]	(1.94)	(1.46)	(0.08)	(0.33)	—	(0.41)	11.55	(11.30)[2,3]		0.78	[4,5]	0.78	[5]	3.71		967	1,032	[6]
12-31-2007	12.88	0.70	[1]	0.76	1.46	(0.92)	—	—	(0.92)	13.42	11.61	[2,3]	0.75	[4,5]	0.74	[5]	5.38		1,112	911	[6]
12-31-2006	13.45	0.54	[1]	(0.52)	0.02	(0.34)	(0.25)	—	(0.59)	12.88	0.20	[2,3]	0.77	[4,5]	0.77	[5]	4.15		872	989
12-31-2005[7]	13.93	0.31	[1]	(0.05)	0.26	(0.10)	(0.64)	—	(0.74)	13.45	1.95	[2,8]	0.76	[9]	0.76	[9]	2.70	[9]	542	1,239
1. Based on the average of the shares outstanding. 2. Assumes dividend reinvestment. 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Does not take into consideration expense reductions during the periods shown. 5. Includes interest expense on securities sold short. Excluding interest expense the expense ratios for the period ended would have been as follows:

	12/31/2008		12/31/2007		12/31/2006
	Ratio of gross expenses to average net assets	Ratio of net expenses to average net assets	Ratio of gross expenses to average net assets	Ratio of net expenses to average net assets	Ratio of gross expenses to average net assets	Ratio of net expenses to average net assets
Series I	0.82%	0.82%	0.80%	0.79%	0.82%	0.82%
Series II	1.02%	1.02%	0.99%	0.99%	1.02%	1.02%
Series NAV	0.77%	0.77%	0.75%	0.74%	0.77%	0.77%

6. The Portfolio turnover rates, including the effect of “TBA” (to be announced) securities for the periods ended, were as follows: 1,169% for 12-31-08 and 1,037% for 12-31-07. Prior years exclude the effect of TBA transactions. 7. Series NAV shares began operation on 2-28-05. 8. Not annualized. 9. Annualized.

Short-Term Bond Trust
SERIES NAV
12-31-2008	9.44	0.44	[3]	(2.23)	(1.79)	(0.68)	—	—	(0.68)	6.97	(18.92)[4,5]		0.66	[6]	0.66		4.81		92	47
12-31-2007	10.08	0.45	[3]	(0.12)	0.33	(0.93)	—	(0.04)	(0.97)	9.44	3.35	[4,5]	0.60	[6]	0.60		4.55		244	60
12-31-2006	9.98	0.41	[3]	0.03	0.44	(0.34)	—	—	(0.34)	10.08	4.55	[4,5,7]	0.62	[6]	0.62		4.15		297	99
12-31-2005[1]	9.93	0.31	[3]	(0.11)	0.20	(0.15)	—	—	(0.15)	9.98	2.07	[4]	0.72		0.72		3.08		207	36
12-31-2004[2]	10.13	0.30		(0.15)	0.15	(0.30)	—	(0.05)	(0.35)	9.93	1.42	[4]	0.69		0.69		2.96		253	39
1. Effective 4-29-05, shareholders of the former VST Short-Term Bond Fund Series NAV became owners of an equal number of full and fractional Series NAV shares of the Short-Term Bond Trust. Additionally, the accounting and performance history of the former VST Short-Term Bond Fund Series NAV was redesignated as that of Series NAV shares of Short-Term Bond Trust. 2. Audited by previous Independent Registered Public Accounting Firm. 3. Based on the average of the shares outstanding. 4. Assumes dividend reinvestment. 5. Total returns would have been lower had certain expenses not been reduced during the periods shown. 6. Does not take into consideration expense reductions during the periods shown. 7. John Hancock Life Insurance Company made a voluntary payment to the portfolio. Excluding this payment, the impact on total return would have been less than 0.01%.

Spectrum Income Trust
SERIES NAV
12-31-2008	13.31	0.61	[1]	(1.84)	(1.23)	(0.79)	(0.06)	—	(0.85)	11.23	(9.30)[2,3]		0.86	[4,10]	0.84	[10]	4.76		1,053	69	[5]
12-31-2007	13.63	0.61	[1]	0.17	0.78	(0.95)	(0.15)	—	(1.10)	13.31	5.88	[2,3]	0.88	[4]	0.86		4.48		1,083	83	[5]
12-31-2006	12.71	0.55	[1]	0.45	1.00	(0.08)	— [6]	—	(0.08)	13.63	7.90	[2,3]	0.93	[4]	0.92		4.19		867	75
12-31-2005[7]	12.50	0.09	[1]	0.12	0.21	—	—	—	—	12.71	1.68	[2,8]	0.77	[4,9]	0.75	[9]	3.84	[9]	551	21	[8]
1. Based on the average of the shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the periods shown. 3. Assumes dividend reinvestment. 4. Does not take into consideration expense reductions during the periods shown. 5. The Portfolio turnover rates, including the effect of “TBA” (to be announced) securities for the periods ended, were as follows: 121% for 12-31-08 and 117% for 12-31-07. Prior years exclude the effect of TBA transactions. 6. Less than $0.01 per share. 7. Series NAV shares began operations on 10-24-05. 8. Not annualized. 9. Annualized. 10. Includes interest expense on securities sold short. Excluding this the gross and net expense ratios would have been 0.86% and 0.84% for the year ended 12-31-08.

Strategic Bond Trust
SERIES I
12-31-2008	10.91	0.71	[1]	(2.47)	(1.76)	(0.73)	—	—	(0.73)	8.42	(16.08)[2,3]		0.81	[4]	0.81		6.96		86	65	[5]
12-31-2007	12.01	0.66	[1]	(0.66)	— [6]	(1.10)	—	—	(1.10)	10.91	(0.07)[2,3]		0.79	[4]	0.79		5.71		147	83	[5]
12-31-2006	12.03	0.61	[1]	0.17	0.78	(0.80)	—	—	(0.80)	12.01	6.97	[2,3]	0.80	[4]	0.80		5.26		170	141
12-31-2005	12.05	0.52	[1]	(0.21)	0.31	(0.33)	—	—	(0.33)	12.03	2.70	[2]	0.81		0.81		4.35		188	59
12-31-2004	11.73	0.45	[1]	0.31	0.76	(0.44)	—	—	(0.44)	12.05	6.66	[2]	0.83		0.83		3.88		539	52
SERIES II
12-31-2008	10.91	0.69	[1]	(2.46)	(1.77)	(0.71)	—	—	(0.71)	8.43	(16.22)[2,3]		1.01	[4]	1.01		6.77		60	65	[5]
12-31-2007	12.00	0.64	[1]	(0.67)	(0.03)	(1.06)	—	—	(1.06)	10.91	(0.35)[2,3]		0.99	[4]	0.99		5.51		99	83	[5]
12-31-2006	12.01	0.59	[1]	0.18	0.77	(0.78)	—	—	(0.78)	12.00	6.86	[2,3]	1.00	[4]	1.00		5.07		111	141
12-31-2005	11.98	0.49	[1]	(0.20)	0.29	(0.26)	—	—	(0.26)	12.01	2.44	[2]	1.01		1.01		4.09		114	59
12-31-2004	11.69	0.42	[1]	0.30	0.72	(0.43)	—	—	(0.43)	11.98	6.39	[2]	1.03		1.03		3.63		407	52

80

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Ratio of gross expenses to average net assets (%)		Ratio of net expenses to average net assets (%)		Ratio of net investment income (loss) to average net assets (%)		Net assets, end of period (in millions)		Portfolio turnover (%)
Strategic Bond Trust (continued)
SERIES NAV
12-31-2008	10.88	0.71	[1]	(2.46)	(1.75)	(0.74)	—	—	(0.74)	8.39	(16.06)[2,3]		0.76	[4]	0.76		7.05		445		65	[5]
12-31-2007	11.98	0.67	[1]	(0.66)	0.01	(1.11)	—	—	(1.11)	10.88	0.03	[2,3]	0.74	[4]	0.74		5.79		466		83	[5]
12-31-2006	12.00	0.61	[1]	0.18	0.79	(0.81)	—	—	(0.81)	11.98	7.05	[2,3]	0.75	[4]	0.75		5.24		335		141
12-31-2005[7]	12.11	0.46	[1]	(0.20)	0.26	(0.37)	—	—	(0.37)	12.00	2.25	[2,8]	0.74	[9]	0.74	[9]	4.55	[9]	401		59
1. Based on the average of the shares outstanding. 2. Assumes dividend reinvestment. 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Does not take into consideration expense reductions during the periods shown. 5. The Portfolio turnover rates, including the effect of “TBA” (to be announced) securities for the periods ended, were as follows: 300% for 12-31-08 and 463% for 12-31-07. Prior years exclude the effect of TBA transactions. 6. Less than $0.01 per share. 7. Series NAV shares began operations on 2-28-05. 8. Not annualized. 9. Annualized.

Strategic Income Trust
SERIES I
12-31-2008	13.73	0.81	[1]	(1.96)	(1.15)	(1.38)	—	—	(1.38)	11.20	(8.61)[2,3]		0.82	[4]	0.81		6.17		16		40	[5]
12-31-2007	13.24	0.77	[1]	0.01	0.78	(0.29)	—	—	(0.29)	13.73	5.87	[2,3]	0.83	[4]	0.83		5.62		14		80	[5]
12-31-2006	13.15	0.59	[1]	(0.05)	0.54	(0.45)	— [6]	—	(0.45)	13.24	4.13	[2,3]	0.90	[4]	0.90		4.42		10		125
12-31-2005	13.41	0.45	[1]	(0.17)	0.28	(0.51)	(0.03)	—	(0.54)	13.15	2.13	[2]	1.07		1.07		3.30		11		33
12-31-2004[7]	12.50	0.25	[1]	0.87	1.12	(0.21)	—	—	(0.21)	13.41	8.93	[2,8]	1.24	[9]	1.24	[9]	2.95	[9]	6		24	[8]
SERIES II
12-31-2008	13.74	0.78	[1]	(1.95)	(1.17)	(1.35)	—	—	(1.35)	11.22	(8.76)[2,3]		1.02	[4]	1.01		5.89		10		40	[5]
12-31-2007	13.27	0.73	[1]	— [6]	0.73	(0.26)	—	—	(0.26)	13.74	5.54	[2,3]	1.03	[4]	1.03		5.37		17		80	[5]
12-31-2006	13.15	0.56	[1]	(0.05)	0.51	(0.39)	— [6]	—	(0.39)	13.27	3.95	[2,3]	1.10	[4]	1.10		4.22		20		125
12-31-2005	13.41	0.42	[1]	(0.16)	0.26	(0.49)	(0.03)	—	(0.52)	13.15	1.92	[2]	1.27		1.27		3.09		22		33
12-31-2004[7]	12.50	0.23	[1]	0.88	1.11	(0.20)	—	—	(0.20)	13.41	8.87	[2,8]	1.44	[9]	1.44	[9]	2.67	[9]	13		24	[8]
SERIES NAV
12-31-2008	13.71	0.82	[1]	(1.96)	(1.14)	(1.39)	—	—	(1.39)	11.18	(8.57)[2,3]		0.77	[4]	0.76		6.23		518		40	[6]
12-31-2007	13.23	0.77	[1]	— [6]	0.77	(0.29)	—	—	(0.29)	13.71	5.84	[2,3]	0.78	[4]	0.78		5.65		463		80	[5]
12-31-2006	13.15	0.60	[1]	(0.06)	0.54	(0.46)	— [6]	—	(0.46)	13.23	4.15	[2,3]	0.80	[4]	0.80		4.56		335		125
12-31-2005[7]	13.33	0.29	[1]	0.07	0.36	(0.51)	(0.03)	—	(0.54)	13.15	2.75	[2,8]	1.03	[9]	1.03	[9]	2.96	[9]	—	[10]	33
1. Based on the average of the shares outstanding. 2. Assumes dividend reinvestment. 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Does not take into consideration expense reductions during the periods shown. 5. The Portfolio turnover rates, including the effect of “TBA” (to be announced) securities for the periods ended, were as follows: 46% for 12-31-08 and 86% for 12-31-07. Prior years exclude the effect of TBA transactions. 6. Less than $0.01 per share. 7. Series I, Series II and Series NAV shares began operations on 5-3-04, 5-3-04 and 4-29-05, respectively. 8. Not annualized. 9. Annualized. 10. Less than $500,000.

Total Return Trust
SERIES I
12-31-2008	13.92	0.57	[1]	(0.20)	0.37	(0.67)	(0.15)	—	(0.82)	13.47	2.69	[2,3]	0.80	[4]	0.79		4.10		327		145	[5]
12-31-2007	13.83	0.64	[1]	0.51	1.15	(1.06)	—	—	(1.06)	13.92	8.57	[2,3]	0.81	[4,6,7]	0.81	[6,7]	4.67		339		196	[5]
12-31-2006	13.81	0.57	[1]	(0.08)	0.49	(0.47)	—	—	(0.47)	13.83	3.67	[2,3]	0.81	[4]	0.81		4.21		368		254
12-31-2005	14.17	0.44	[1]	(0.11)	0.33	(0.34)	(0.35)	—	(0.69)	13.81	2.40	[2]	0.82		0.82		3.18		438		409	[8]
12-31-2004[9]	14.21	0.27	[1]	0.40	0.67	(0.54)	(0.17)	—	(0.71)	14.17	4.96	[2]	0.80		0.80		1.93		903		251
SERIES II
12-31-2008	13.90	0.54	[1]	(0.19)	0.35	(0.64)	(0.15)	—	(0.79)	13.46	2.53	[2,3]	1.00	[4]	0.99		3.90		264		145	[5]
12-31-2007	13.79	0.61	[1]	0.51	1.12	(1.01)	—	—	(1.01)	13.90	8.36	[2,3]	1.01	[4,6,7]	1.01	[6,7]	4.47		236		196	[5]
12-31-2006	13.78	0.54	[1]	(0.09)	0.45	(0.44)	—	—	(0.44)	13.79	3.42	[2,3]	1.01	[4]	1.01		4.01		248		254
12-31-2005	14.11	0.41	[1]	(0.10)	0.31	(0.29)	(0.35)	—	(0.64)	13.78	2.25	[2]	1.01		1.01		2.92		286		409	[8]
12-31-2004[9]	14.17	0.23	[1]	0.41	0.64	(0.53)	(0.17)	—	(0.70)	14.11	4.71	[2]	1.00		1.00		1.69		620		251
SERIES NAV
12-31-2008	13.88	0.57	[1]	(0.19)	0.38	(0.68)	(0.15)	—	(0.83)	13.43	2.76	[2,3]	0.75	[4]	0.74		4.15		1,522		145	[5]
12-31-2007	13.80	0.64	[1]	0.51	1.15	(1.07)	—	—	(1.07)	13.88	8.61	[2,3]	0.76	[4,6,7]	0.76	[6,7]	4.73		1,704		196	[5]
12-31-2006	13.79	0.58	[1]	(0.09)	0.49	(0.48)	—	—	(0.48)	13.80	3.66	[2,3]	0.76	[4]	0.76		4.27		1,319		254
12-31-2005[10]	14.16	0.43	[1]	(0.08)	0.35	(0.37)	(0.35)	—	(0.72)	13.79	2.56	[2,11]	0.76	[12]	0.76	[12]	3.71	[12]	834		409	[8]
1. Based on the average of the shares outstanding. 2. Assumes dividend reinvestment. 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Does not take into consideration expense reductions during the periods shown. 5. The Portfolio turnover rates, including the effect of “TBA” (to be announced) securities for the periods ended, were as follows: 476% for 12-31-08 and 286% for 12-31-07. Prior years exclude the effect of TBA transactions. 6. Includes interest expense on securities sold short. Excluding interest expense the expense ratios for the period ended would have been as follows:

	Ratio of gross expenses to average net assets	Ratio of net expenses to average net assets
Series I	0.80%	0.80%
Series II	1.00%	1.00%
Series NAV	0.75%	0.75%

7. Includes interest and fees on inverse floaters. The impact of this expense to the gross and net expense ratios was less than 0.01%. 8. Excludes merger activity. 9. As a result of changes in generally accepted accounting principles, periodic payments made under interest-rate swap agreements, previously included within interest income, have been included to realized gain (loss) in the Statements of Operations. The effect of this reclassification was to increase (decrease) the net investment income per share by less than ($0.01) for Series I and Series II, and the net investment income ratio by less than (0.01%) for Series I and Series II for the year ended 12-31-04. 10. Series NAV shares began operations on 2-28-05. 11. Not annualized. 12. Annualized.

81

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Ratio of gross expenses to average net assets (%)		Ratio of net expenses to average net assets (%)		Ratio of net investment income (loss) to average net assets (%)		Net assets, end of period (in millions)		Portfolio turnover (%)
U.S. Government Securities Trust
SERIES I
12-31-2008	12.83	0.37	[1]	(0.55)	(0.18)	(0.48)	—	—	(0.48)	12.17	(1.41)[2,3]		0.75	[4]	0.74		2.95		140		44	[5]
12-31-2007	13.53	0.59	[1]	(0.17)	0.42	(1.12)	—	—	(1.12)	12.83	3.15	[2,3]	0.73	[4]	0.73		4.47		163		108	[5]
12-31-2006	13.64	0.56	[1]	0.01	0.57	(0.68)	—	—	(0.68)	13.53	4.39	[2,3]	0.75	[4]	0.75		4.20		181		57
12-31-2005	13.93	0.37	[1]	(0.16)	0.21	(0.24)	(0.26)	—	(0.50)	13.64	1.58	[2]	0.74		0.74		2.74		218		26
12-31-2004	14.01	0.24	[1]	0.15	0.39	(0.28)	(0.19)	—	(0.47)	13.93	2.89	[2]	0.74		0.74		1.76		471		77
SERIES II
12-31-2008	12.84	0.34	[1]	(0.55)	(0.21)	(0.45)	—	—	(0.45)	12.18	(1.64)[2,3]		0.95	[4]	0.94		2.69		93		44	[5]
12-31-2007	13.52	0.57	[1]	(0.18)	0.39	(1.07)	—	—	(1.07)	12.84	2.93	[2,3]	0.93	[4]	0.93		4.26		81		108	[5]
12-31-2006	13.63	0.53	[1]	0.01	0.54	(0.65)	—	—	(0.65)	13.52	4.19	[2,3]	0.95	[4]	0.95		4.00		85		57
12-31-2005	13.88	0.35	[1]	(0.15)	0.20	(0.19)	(0.26)	—	(0.45)	13.63	1.45	[2]	0.94		0.94		2.53		103		26
12-31-2004	13.97	0.21	[1]	0.15	0.36	(0.26)	(0.19)	—	(0.45)	13.88	2.70	[2]	0.94		0.94		1.56		264		77
SERIES NAV
12-31-2008	12.79	0.38	[1]	(0.56)	(0.18)	(0.49)	—	—	(0.49)	12.12	(1.44)[2,3]		0.70	[4]	0.69		3.00		91		44	[5]
12-31-2007	13.49	0.60	[1]	(0.17)	0.43	(1.13)	—	—	(1.13)	12.79	3.25	[2,3]	0.68	[4]	0.68		4.50		102		108	[5]
12-31-2006	13.61	0.57	[1]	— [6,7]	0.57	(0.69)	—	—	(0.69)	13.49	4.39	[2,3]	0.70	[4]	0.70		4.29		116		57
12-31-2005[8]	13.90	0.33	[1]	(0.08)	0.25	(0.28)	(0.26)	—	(0.54)	13.61	1.82	[2,9]	0.67	[10]	0.67	[10]	2.90	[10]	96		26
1. Based on the average of the shares outstanding. 2. Assumes dividend reinvestment. 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Does not take into consideration expense reductions during the periods shown. 5. The Portfolio turnover rates, including the effect of “TBA” (to be announced) securities for the periods ended, were as follows: 520% for 12-31-08 and 775% for 12-31-07. Prior years exclude the effect of TBA transactions. 6. Less than $0.01 per share. 7. The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund. 8. Series NAV shares began operations on 2-28-05. 9. Not annualized. 10. Annualized.

U.S. High Yield Bond Trust
SERIES I
12-31-2008	12.49	0.65	[1]	(3.25)	(2.60)	(0.70)	—	—	(0.70)	9.19	(20.86)[2,3]		0.84	[4]	0.83		5.64		1		46
12-31-2007	13.52	0.96	[1]	(0.58)	0.38	(1.41)	—	—	(1.41)	12.49	2.87	[2,3]	0.83	[4]	0.82		7.27		1		84
12-31-2006	13.01	0.92	[1]	0.28	1.20	(0.69)	—	—	(0.69)	13.52	9.58	[2,3]	0.80	[4]	0.80		7.11		1		118
12-31-2005[5]	12.50	0.61	[1]	(0.10)	0.51	—	—	—	—	13.01	4.08	[6]	0.87	[7]	0.87	[7]	7.35	[7]	—	[8]	134	[6]
SERIES II
12-31-2008	12.52	0.88	[1]	(3.51)	(2.63)	(0.67)	—	—	(0.67)	9.22	(21.05)[2,3]		1.04	[4]	1.03		7.57		2		46
12-31-2007	13.52	0.94	[1]	(0.58)	0.36	(1.36)	—	—	(1.36)	12.52	2.69	[2,3]	1.03	[4]	1.02		7.07		2		84
12-31-2006	13.00	0.90	[1]	0.29	1.19	(0.67)	—	—	(0.67)	13.52	9.46	[2,3]	1.04	[4]	1.04		6.94		3		118
12-31-2005[5]	12.50	0.57	[1]	(0.07)	0.50	—	—	—	—	13.00	4.00	[6]	1.06	[7]	1.06	[7]	6.48	[7]	1		134	[6]
SERIES NAV
12-31-2008	12.50	0.90	[1]	(3.50)	(2.60)	(0.70)	—	—	(0.70)	9.20	(20.79)[2,3]		0.79	[4]	0.78		7.87		557		46
12-31-2007	13.53	0.97	[1]	(0.58)	0.39	(1.42)	—	—	(1.42)	12.50	2.92	[2,3]	0.78	[4]	0.77		7.33		443		84
12-31-2006	13.02	0.93	[1]	0.27	1.20	(0.69)	—	—	(0.69)	13.53	9.62	[2,3]	0.79	[4]	0.79		7.17		348		118
12-31-2005[5]	12.50	0.51	[1]	0.01	0.52	—	—	—	—	13.02	4.16	[6]	0.83	[7]	0.83	[7]	5.83	[7]	147		134	[6]
1. Based on the average of the shares outstanding. 2. Assumes dividend reinvestment. 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Does not take into consideration expense reductions during the periods shown. 5. Series I, Series II and Series NAV shares began operations on 4-29-05. 6. Not annualized. 7. Annualized. 8. Less than $500,000.

82

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Notes to Financial Statements

1.  ORGANIZATION OF THE TRUST The John Hancock Trust (the Trust or JHT) is a no-load, open-end management investment company organized as a Massachusetts business trust. It is a series company, which means it has multiple Portfolios (the Portfolios), each with a stated investment objective that it pursues through separate investment policies. The Trust currently offers one hundred and four separate investment Portfolios, eighteen of which are presented in this report. Each of the Portfolios, with the exception of Global Bond and Real Return Bond, are diversified for purposes of the Investment Company Act of 1940, as amended (the 1940 Act).

Shares of the Portfolios are presently offered only to: Separate Accounts A, H, I, L, M and N and, in the case of certain Portfolios, to unregistered separate accounts issued by John Hancock Life Insurance Company (U.S.A.) (John Hancock USA) and to Separate Accounts A and B and, in the case of certain Portfolios, to unregistered separate accounts issued by John Hancock Life Insurance Company of New York (John Hancock New York). In addition, shares of the Portfolios are also offered to separate accounts U, JH, S and I, issued by John Hancock Variable Life Insurance Company (JHVLICO), and to separate accounts U, V, UV and H, issued by John Hancock Life Insurance Company (JHLICO). Series NAV shares are also offered to the Lifestyle Trust. The Lifestyle Portfolios are offered by the John Hancock Trust and operate as a “fund of funds,” investing in Series NAV shares of the underlying funds of the Trust and in other permitted investments. John Hancock New York is a wholly owned subsidiary of John Hancock USA. John Hancock USA, John Hancock New York, JHVLICO and JHLICO are indirect wholly owned subsidiaries of The Manufacturers Life Insurance Company (Manulife), which in turn is a wholly owned subsidiary of Manulife Financial Corporation (MFC), a publicly traded company. Manulife Financial Corporation and its subsidiaries are known collectively as “Manulife Financial.”

John Hancock Investment Management Services, LLC (JHIMS or the Adviser), a Delaware limited liability company controlled by John Hancock USA, serves as investment adviser for the Trust, and John Hancock Distributors, LLC (JHD or the Distributor), an affiliate of the Adviser, serves as principal underwriter of the variable contracts issued by John Hancock USA, John Hancock New York, JHLICO and JHVLICO.

The Portfolios described in this report may offer three classes of shares. All Portfolios, except Floating Rate Income, High Income, Income, Money Market B, Short-Term Bond and Spectrum Income, offer Series I. All Portfolios, except Floating Rate Income, Income, Money Market B, Short-Term Bond and Spectrum Income, offer Series II. All Portfolios, except Money Market, offer Series NAV.

Each series of shares represents an interest in the same portfolio of investments of each respective Portfolio, and has equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each series of shares in accordance with current regulations of the Securities and Exchange Commission (SEC) and the Internal Revenue Service. Shareholders of a series that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Effective January 2, 2008, Floating Rate Income Trust commenced operations.

2.  SIGNIFICANT ACCOUNTING POLICIES The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

The Portfolios have adopted the provisions of Financial Accounting Standards Board (FASB) Staff Position No. FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45” (the Position). The Position amends FASB Statement No. 133 (FAS 133), “Accounting for Derivative Instruments and Hedging Activities”, and also amends FASB Interpretation No. 45 (FIN 45), “Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others.” The amendments to FAS 133 include required disclosure for the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, the fair value of the credit derivative, and the nature of any recourse provisions and assets held either as collateral or by third parties. The amendments to FIN 45 require additional disclosures about the current status of the payment/performance risk of a guarantee. All changes to accounting policies have been made in accordance with the Position, and incorporated for the current period as part of the Notes to the Schedules of Investments and disclosures within Note 3, Credit Default Swap Agreements.

The following summarizes the significant accounting policies of the Portfolios:

Security Valuation  Investments are stated at value as of the close of the regular trading on New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. Equity securities held by the Portfolios are valued at the last sale price or official closing price (closing bid price or last evaluated price if no sale has occurred) as of the close of business on the principal securities exchange (domestic or foreign) on which they trade. Debt obligations are valued based on the evaluated prices provided by an independent pricing service, which utilizes both dealer-supplied and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing service. Securities sold short are valued at the closing asking price. Securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Equity and debt obligations, for which there are no prices available from an independent pricing service, are value-based on broker quotes or fair valued, as described below. Short-term debt investments that have a remaining maturity of 60 days or less are valued at amortized cost, and thereafter assume a constant amortization to maturity of any discount or premium, which approximates market value. John Hancock Cash Investment Trust (JHCIT), an affiliate of John Hancock Advisers, LLC (the Adviser), a wholly owned subsidiary of John Hancock Financial Services, Inc., a subsidiary of Manulife Financial Corporation (MFC), is valued at its net asset value each business day.

Other assets and securities for which no such quotations are readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of trading on the NYSE. The values of such securities used in computing the net asset value of the Portfolio’s shares are generally determined as of such times. Occasionally, significant events that affect the values of such securities may occur between the times at which such values are generally determined and the close of the NYSE. Upon such an occurrence, these securities will be valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity.

83

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

The Short-Term Bond Trust held securities that are valued on the basis of a price provided by a single pricing source, including broker-dealers from whom the security was purchased. The risk associated with single-sourced prices is that when markets are less liquid, the price realized upon sale may be different than the price to value the security and the difference could be material to the Portfolios. The percentage of these securities at December 31, 2008, was 9.40%.

The Portfolios adopted Statement of Financial Accounting Standards No. 157 (FAS 157), “Fair Value Measurements”, effective with the beginning of the Portfolios’ fiscal year. FAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of hierarchy are described below:

•	Level 1 — Quoted prices in active markets for identical securities.

•	Level 2 — Prices determined using other significant observable inputs. Inputs other than quoted prices included in Level 1 that are observable either directly or indirectly through corroboration with observable market data. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

•	Level 3 — Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable, such as when there is little or no market activity for an investment, unobservable inputs may be used. Unobservable inputs reflect the Portfolios’ own assumptions about the factors that market participants would use in pricing an investment and would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Portfolios’ net assets as of December 31, 2008. Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Active Bond Trust			Core Bond Trust
Valuation Inputs:	Investments in Securities	Other Financial Instruments	Valuation Inputs:	Investments in Securities	Other Financial Instruments
Level 1 — Quoted Prices	$75,421,383	$196,608	Level 1 — Quoted Prices	—	—
Level 2 — Other Significant Observable Inputs	2,219,489,403	—	Level 2 — Other Significant Observable Inputs	$306,747,510	—
Level 3 — Significant Unobservable Inputs	68,293,920	—	Level 3 — Significant Unobservable Inputs	—	—
Total	$2,363,204,706	$196,608	Total	$306,747,510	—
Floating Rate Income Trust			Global Bond Trust
Valuation Inputs:	Investments in Securities	Other Financial Instruments	Valuation Inputs:	Investments in Securities	Other Financial Instruments
Level 1 — Quoted Prices	$46,748,850	—	Level 1—Quoted Prices	$33,829	$14,339,623
Level 2 — Other Significant Observable Inputs	663,995,653	—	Level 2 — Other Significant Observable Inputs	1,512,658,604	(23,379,275)
Level 3 — Significant Unobservable Inputs	—	—	Level 3 — Significant Unobservable Inputs	15,085,690	—
Total	$710,744,503	—	Total	$1,527,778,123	($9,039,652)
High Income Trust			High Yield Trust
Valuation Inputs:	Investments in Securities	Other Financial Instruments	Valuation Inputs:	Investments in Securities	Other Financial Instruments
Level 1 — Quoted Prices	$43,545,743	—	Level 1 — Quoted Prices	$102,420,665	—
Level 2 — Other Significant Observable Inputs	306,265,510	$611,772	Level 2 — Other Significant Observable Inputs	1,457,933,257	—
Level 3 — Significant Unobservable Inputs	32,919,914	(13,385,664)	Level 3 — Significant Unobservable Inputs	11,212,210	—
Total	$382,731,167	($12,773,892)	Total	$1,571,566,132	—
Income Trust			Investment Quality Bond Trust
Valuation Inputs:	Investments in Securities	Other Financial Instruments	Valuation Inputs:	Investments in Securities	Other Financial Instruments
Level 1 — Quoted Prices	$120,403,120	—	Level 1 — Quoted Prices	$2,061,800	$165,189
Level 2 — Other Significant Observable Inputs	260,101,802	—	Level 2 — Other Significant Observable Inputs	361,909,197	(1,559,172)
Level 3 — Significant Unobservable Inputs	—	—	Level 3 — Significant Unobservable Inputs	—	—
Total	$380,504,922	—	Total	$363,970,997	($1,393,983)
Money Market Trust			Money Market Trust B
Valuation Inputs:	Investments in Securities	Other Financial Instruments	Valuation Inputs:	Investments in Securities	Other Financial Instruments
Level 1 — Quoted Prices	—	—	Level 1 — Quoted Prices	—	—
Level 2 — Other Significant Observable Inputs	$5,238,009,592	—	Level 2 — Other Significant Observable Inputs	$962,615,849	—
Level 3 — Significant Unobservable Inputs	—	—	Level 3 — Significant Unobservable Inputs	—	—
Total	$5,238,009,592	—	Total	$962,615,849	—
Real Return Bond Trust			Short-Term Bond Trust
Valuation Inputs:	Investments in Securities	Other Financial Instruments	Valuation Inputs:	Investments in Securities	Other Financial Instruments
Level 1 — Quoted Prices	$1,109,701	$19,743,270	Level 1 — Quoted Prices	—	—
Level 2 — Other Significant Observable Inputs	2,035,495,774	(33,680,026)	Level 2 — Other Significant Observable Inputs	$82,748,218	—
Level 3 — Significant Unobservable Inputs	781,220	—	Level 3 — Significant Unobservable Inputs	8,564,864	—
Total	$2,037,386,695	($13,936,756)	Total	$91,313,082	—

84

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Spectrum Income Trust			Strategic Bond Trust
Valuation Inputs:	Investments in Securities	Other Financial Instruments	Valuation Inputs:	Investments in Securities	Other Financial Instruments
Level 1 — Quoted Prices	$177,778,090	($462,092)	Level 1 — Quoted Prices	$29,136,155	$1,356,525
Level 2 — Other Significant Observable Inputs	875,763,832	1,920,793	Level 2 — Other Significant Observable Inputs	661,840,996	(574,640)
Level 3 — Significant Unobservable Inputs	989,035	—	Level 3 — Significant Unobservable Inputs	9,479,566	—
Total	$1,054,530,957	$1,458,701	Total	$700,456,717	$781,885
Strategic Income Trust			Total Return Trust
Valuation Inputs:	Investments in Securities	Other Financial Instruments	Valuation Inputs:	Investments in Securities	Other Financial Instruments
Level 1 — Quoted Prices	$948,828	—	Level 1 — Quoted Prices	—	$49,143,313
Level 2 — Other Significant Observable Inputs	511,393,995	$13,302,257	Level 2 — Other Significant Observable Inputs	$3,455,904,115	(68,474,375)
Level 3 — Significant Unobservable Inputs	9,762,491	(1,510,665)	Level 3 — Significant Unobservable Inputs	—	—
Total	$522,105,314	$11,791,592	Total	$3,455,904,115	($19,331,062)
U.S. Government Securities Trust			U.S. High Yield Bond Trust
Valuation Inputs:	Investments in Securities	Other Financial Instruments	Valuation Inputs:	Investments in Securities	Other Financial Instruments
Level 1 — Quoted Prices	$47,256,723	($663,837)	Level 1 — Quoted Prices	$2,735,000	—
Level 2 — Other Significant Observable Inputs	440,427,609	(547,538)	Level 2 — Other Significant Observable Inputs	571,981,941	—
Level 3 — Significant Unobservable Inputs	4,878,494	—	Level 3 — Significant Unobservable Inputs	1,300,929	—
Total	$492,562,826	($1,211,375)	Total	$576,017,870	—

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Active Bond Trust			Global Bond Trust
	Investments in Securities	Other Financial Instruments		Investments in Securities	Other Financial Instruments
Balance as of 12/31/07	$115,272,023	—	Balance as of 12/31/07	$23,310,562	—
Accrued discounts/premiums	283,625	—	Accrued discounts/premiums	20,431	—
Realized gain (loss)	(821,965)	—	Realized gain (loss)	267,716	—
Change in unrealized appreciation (depreciation)	(58,121,301)	—	Change in unrealized appreciation (depreciation)	(4,929,569)	—
Net purchases (sales)	3,963,430	—	Net purchases (sales)	(2,038,386)	—
Transfers in and/or out of Level 3	7,718,108	—	Transfers in and/or out of Level 3	(1,545,064)	—
Balance as of 12/31/08	$68,293,920	—	Balance as of 12/31/08	$15,085,690	—
High Income Trust			High Yield Trust
	Investments in Securities	Other Financial Instruments		Investments in Securities	Other Financial Instruments
Balance as of 12/31/07	$30,656,750	—	Balance as of 12/31/07	$1,531,721	—
Accrued discounts/premiums	588,194	—	Accrued discounts/premiums	934	—
Realized gain (loss)	(276,909)	—	Realized gain (loss)	(317,964)	—
Change in unrealized appreciation (depreciation)	(22,332,708)	($9,718,764)	Change in unrealized appreciation (depreciation)	(11,028,292)	—
Net purchases (sales)	16,835,804	(3,666,900)	Net purchases (sales)	11,957,446	—
Transfers in and/or out of Level 3	7,448,783	—	Transfers in and/or out of Level 3	9,068,365	—
Balance as of 12/31/08	$32,919,914	($13,385,664)	Balance as of 12/31/08	$11,212,210	—
Real Return Bond Trust			Short-Term Bond Trust
	Investments in Securities	Other Financial Instruments		Investments in Securities	Other Financial Instruments
Balance as of 12/31/07	$31,534,062	—	Balance as of 12/31/07	$20,993,294	—
Accrued discounts/premiums	893	—	Accrued discounts/premiums	9,010	—
Realized gain (loss)	3,064,085	—	Realized gain (loss)	(359,836)	—
Change in unrealized appreciation (depreciation)	(1,977,159)	—	Change in unrealized appreciation (depreciation)	(12,376,751)	—
Net purchases (sales)	(22,401,590)	—	Net purchases (sales)	(71,830)	—
Transfers in and/or out of Level 3	(9,439,071)	—	Transfers in and/or out of Level 3	370,977	—
Balance as of 12/31/08	$781,220	—	Balance as of 12/31/08	$8,564,864	—
Spectrum Income Trust			Strategic Bond Trust
	Investments in Securities	Other Financial Instruments		Investments in Securities	Other Financial Instruments
Balance as of 12/31/07	$503,732	—	Balance as of 12/31/07	$19,186,503	—
Accrued discounts/premiums	5,164	—	Accrued discounts/premiums	5,209	—
Realized gain (loss)	4,586	—	Realized gain (loss)	(701,047)	—
Change in unrealized appreciation (depreciation)	(1,077,201)	—	Change in unrealized appreciation (depreciation)	(332,493)	—
Net purchases (sales)	1,428,554	—	Net purchases (sales)	(8,507,832)	—
Transfers in and/or out of Level 3	124,200	—	Transfers in and/or out of Level 3	(170,774)	—
Balance as of 12/31/08	$989,035	—	Balance as of 12/31/08	$9,479,566	—

85

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Strategic Income Trust			Total Return Trust
	Investments in Securities	Other Financial Instruments		Investments in Securities	Other Financial Instruments
Balance as of 12/31/07	$14,252,563	—	Balance as of 12/31/07	$8,005,137	—
Accrued discounts/premiums	48,372	—	Accrued discounts/premiums	735	—
Realized gain (loss)	2,355,850	—	Realized gain (loss)	31,143	—
Change in unrealized appreciation (depreciation)	(2,375,274)	($906,507)	Change in unrealized appreciation (depreciation)	16,952	—
Net purchases (sales)	(4,977,958)	(604,158)	Net purchases (sales)	(4,744,509)	—
Transfers in and/or out of Level 3	458,938	—	Transfers in and/or out of Level 3	(3,309,458)	—
Balance as of 12/31/08	$9,762,491	($1,510,665)	Balance as of 12/31/08	—	—
U.S. Government Securities Trust			U.S. High Yield Bond Trust
	Investments in Securities	Other Financial Instruments		Investments in Securities	Other Financial Instruments
Balance as of 12/31/07	$12,245,746	—	Balance as of 12/31/07	—	—
Accrued discounts/premiums	2,351	—	Accrued discounts/premiums	$39,751	—
Realized gain (loss)	40,024	—	Realized gain (loss)	(522)	—
Change in unrealized appreciation (depreciation)	(600,621)	—	Change in unrealized appreciation (depreciation)	(752,477)	—
Net purchases (sales)	(6,094,886)	—	Net purchases (sales)	1,666,802	—
Transfers in and/or out of Level 3	(714,120)	—	Transfers in and/or out of Level 3	347,375	—
Balance as of 12/31/08	$4,878,494	—	Balance as of 12/31/08	$1,300,929	—

Delayed-Delivery Transactions  All Portfolios of the Trust described in this report may purchase or sell debt securities on a when-issued or delayed-delivery basis. These transactions involve a commitment by a Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, a Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, a Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When a Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security. The Portfolio may receive compensation for interest forgone in the purchase of delayed-delivery securities. The market values of the securities purchased on a forward-delivery basis are identified in the Portfolio of Investments.

In a “To Be Announced” (TBA) transaction, the Portfolio commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying security transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio, normally 15 to 45 days later.

Mortgage Dollar Rolls  All Portfolios of the Trust described in this report, with the exception of Money Market and Money Market B, may enter into mortgage dollar rolls, in which they sell debt securities for delivery currently and simultaneously contract to repurchase similar, but not identical, securities at the same price or a lower price on an agreed upon date. The Portfolios account for such dollar rolls as purchases and sales, and receive compensation as consideration for entering into the commitment to repurchase. The compensation is the difference between the current sale price and the forward price of the future purchase (often referred to as the “drop”), as well as the interest earned on the cash proceeds of the initial sale. A Portfolio may also be compensated by the receipt of a commitment fee. As the holder, the counterparty receives all principal and interest payments, including prepayments, made with respect to the similar security. Dollar rolls may be renewed with a new sale and repurchase price with a cash settlement made at renewal, without physical delivery of the securities subject to the contract.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Portfolio is able to repurchase them. There can be no assurance that the Portfolio’s use of the cash that it receives from a mortgage dollar roll will provide a return that exceeds its costs.

Inflation-Indexed Bonds  All Portfolios of the Trust described in this report, with the exception of Money Market and Money Market B, may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Short Sales  Certain Portfolios may make short sales of securities. A short sale is a transaction in which a Portfolio sells a security that it does not own, in anticipation of a decline in the market value of the security. The Portfolio generally borrows the security to deliver to the buyer in a short sale. The Portfolio must then buy the security at its market price when the borrowed security must be returned to the lender. Short sales involve costs and risk. The Portfolio must pay the lender interest on the security it borrows, and the Portfolio will lose money if the price of the security increases between the time of the short sale and the date when the Portfolio replaces the borrowed security. Certain of the Portfolios may also make short sales “against the box.’’ In a short sale against the box, at the time of sale, the Portfolio owns or has the right to acquire the identical security, or one equivalent in kind or amount, at no additional cost.

Until a Portfolio closes its short position or replaces a borrowed security, the Portfolio will (i) segregate with its custodian cash or other liquid assets at such a level that the amount segregated, plus the amount deposited with the lender as collateral, will equal the current market value of the security sold short or (ii) otherwise cover its short position. Possible losses from short sales which are not against the box may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

Interest expense relates to the Portfolios’ liability with respect to short sale transactions by the Portfolios. Interest expense is recorded as incurred.

Securities sold in short sale transactions and interest and dividend payable on such securities, if any, are reflected as a liability in the Statements of Assets and Liabilities. Fees incurred to borrow securities for short sales are recorded as interest expense in the Statements of Operations.

Loan Participations and Assignments  Certain Portfolios may invest in direct debt instruments which are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. A Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of

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loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, a Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled, only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. A Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Portfolio purchases assignments from lenders, it acquires direct rights against the borrower of the loan. At the year ended December 31, 2008, the Floating Rate Income Trust, Spectrum Income Trust, Strategic Bond Trust, and U.S. High Yield Bond Trust had $1,960,429, $28,230, $94,174 and $157,180 in unfunded loan commitments outstanding, respectively.

Repurchase Agreements  Each Portfolio may enter into repurchase agreements. When a Portfolio enters into a repurchase agreement through its custodian, it receives delivery of securities, the amount of which, at the time of purchase and each subsequent business day, is required to be maintained at such a level that the market value is generally at least 102% of the repurchase amount. Each Portfolio will take constructive receipt of all securities underlying the repurchase agreements it has entered into, until such agreements expire. If the seller defaults, a Portfolio would suffer a loss to the extent that proceeds from the sale of underlying securities were less than the repurchase amount. Each Portfolio may enter into repurchase agreements maturing within seven days with domestic dealers, banks or other financial institutions deemed to be creditworthy by the Adviser. Collateral for certain tri-party repurchase agreements is held at the custodian bank in a segregated account for the benefit of the Portfolio and the counterparty.

Security Transactions and Related Investment Income  Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-date or when the Portfolio becomes aware of the dividends from cash collections. Discounts/premiums are accreted/amortized for financial reporting purposes. Non-cash dividends are recorded at the fair market value of the securities received. Debt obligations may be placed in a non-accrual status, and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful, based upon consistently applied procedures.

Inflation indexed securities are fixed-income securities whose principal value is periodically adjusted, according to the rate of inflation. Interest is accrued based upon the principal value, which is adjusted for inflation. Principal of inflation index protected securities is increased or decreased by the rate of change in the Consumer Price Index. Interest income includes accretion of discounts and amortization of premiums, as well as accretion or amortization of principal of inflation index protected securities.

From time to time, certain Portfolios may invest in Real Estate Investment Trusts (REITs) and, as a result, will estimate the components of distributions from these securities. Distributions from REITs received in excess of income are recorded as a reduction of cost of investments and/or as a realized gain.

The Portfolios use the specific identification method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Securities Lending   The Portfolios may lend portfolio securities from time to time in order to earn additional income. The Portfolios retain beneficial ownership of the securities they have loaned and continue to receive interest and dividends paid by the issuer of securities and to participate in any changes in their value. On the settlement date of the loan, the Portfolios receive cash collateral against the loaned securities and maintain the cash collateral in an amount not less than 102% of the market value of the loaned securities for U.S. equity and corporate securities, and 105% for foreign equity and corporate securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Portfolios and any additional required cash collateral is delivered to the Portfolios on the next business day or returned to the borrower if over collateralized. It is the Portfolios’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Cash collateral received is invested in the JHCIT. The Portfolios may receive compensation for lending their securities either in the form of fees, guarantees, and/or by retaining a portion of interest on the investment of any cash received as collateral. If the borrower is unable to return the securities loaned upon sale of a security or other Portfolio instructions because of insolvency or other reasons, the Portfolios could experience delays and costs in recovering the securities loaned or in gaining access to the collateral and could be prevented from voting on a proxy statement. The Portfolios bear the risk in the event that invested collateral is not sufficient to meet obligations due on loans.

Bank Borrowings  All Portfolios described in this report, except Money Market, Money Market B and U.S. Government Securities, have entered into an agreement which enables them to participate in a $150 million unsecured committed line of credit with State Street Corporation. Borrowings will be made solely to temporarily finance the repurchase of capital shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.05% per annum, payable at the end of each calendar quarter, based on the average daily-unused portion of the line of credit, is charged to each participating Portfolio on a prorated basis based on average net assets. For the year ended December 31, 2008, there were no borrowings under the line of credit.

Pursuant to the custodian agreement, the Custodian may, in its discretion, advance funds to a Portfolio to make properly authorized payments. When such payments result in an overdraft, the Portfolio is obligated to repay the Custodian for any overdraft, including any costs or expenses associated with the overdraft. The Custodian has a lien and security interest in any Portfolio property that is not segregated, to the extent of any overdraft.

Expenses  The majority of expenses are directly identifiable to an individual Portfolio. Trust expenses that are not readily identifiable to a specific Portfolio are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the Portfolios. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class Allocations  Income, common expenses and realized and unrealized gains (losses) are determined at the Portfolio level and allocated daily to each series of shares based on the appropriate net asset value of the respective series. Dividends from net investment income are determined at a class level and distributions from capital gains are determined at the Portfolio level. Class-specific expenses, such as Distribution (Rule 12b-1) fees, are calculated and accrued daily at the series level based on the appropriate net asset value of each series and the specific expense rate(s) applicable to each class.

Broker Commission Rebates  The Portfolios may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Portfolios. Commission rebates are reflected as a realized gain on securities in the Statement of Operations. For the year ended December 31, 2008, there were no Portfolios that received rebates.

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Federal Income Taxes  Each Portfolio intends to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, certain Portfolios have a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Portfolio, no capital gain distributions will be made.

At December 31, 2008, capital loss carryforwards available to offset future realized gains were as follows:

	Capital Loss Carryforwards Expiring at December 31
Portfolio	2009	2010	2011	2012	2013	2014	2015	2016
Active Bond Trust	$1,816,891	$2,190,489	—	$924,172	$2,479,241	$6,070,696	—	$1,583,332
Core Bond Trust	—	—	—	—	613,997	1,904,716	—	—
Floating Rate Income Trust	—	—	—	—	—	—	—	325,635
High Income Trust	—	—	—	—	—	—	—	10,696,343
High Yield Trust*	—	68,262,108	$19,188,070	—	—	6,065,748	—	85,323,973
Income Trust	—	—	—	—	—	—	$64,386	32,447,294
Investment Quality Bond Trust	2,481,588	7,691,089	2,513,599	413,477	—	1,807,662	—	8,251,460
Short-Term Bond Trust	—	—	—	152,948	3,753,718	3,171,452	841,336	1,923,302
Spectrum Income Trust	—	—	—	—	—	—	—	12,558,370
Strategic Bond Trust	—	4,422,124	—	—	1,109,364	2,955,146	2,558,125	—
Strategic Income Trust	—	—	—	—	—	333,737	2,339,137	1,968,592
U.S. High Yield Bond Trust	—	—	—	—	852,471	700,831	—	15,041,473

*	Availability of a certain amount of the loss carryforwards, which were acquired in a merger, may be limited in a given year.

As of December 31, 2008, the Portfolios had no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure. Each of the Portfolio’s federal tax returns filed in the 3-years ended December 31, 2008, remains subject to examination by the Internal Revenue Service.

The cost of investments owned on December 31, 2008, including short-term investments, for federal income tax purposes, was as follows:

Portfolio	Aggregate Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Active Bond Trust	$2,780,897,289	$51,666,170	($469,358,753)	($417,692,583)
Core Bond Trust	316,694,855	6,279,960	(11,067,461)	(4,787,501)
Floating Rate Income Trust	882,593,788	2,040,014	(173,889,299)	(171,849,285)
Global Bond Trust	1,624,204,412	73,134,799	(161,386,088)	(88,251,289)
High Income Trust	676,322,323	21,264,554	(314,855,710)	(293,591,156)
High Yield Trust	2,327,166,790	11,775,311	(767,375,969)	(755,600,658)
Income Trust	527,581,622	4,863,894	(151,940,594)	(147,076,700)
Investment Quality Bond Trust	385,515,180	12,807,472	(34,351,655)	(21,544,183)
Real Return Bond Trust	2,201,252,992	42,646,870	(190,165,183)	(147,518,313)
Short-Term Bond Trust	131,581,756	5,223	(40,273,897)	(40,268,674)
Spectrum Income Trust	1,179,649,501	28,493,817	(153,612,361)	(125,118,544)
Strategic Bond Trust	900,402,776	8,805,699	(208,751,758)	(199,946,059)
Strategic Income Trust	617,234,034	13,901,254	(109,029,974)	(95,128,720)
Total Return Trust	3,556,040,102	70,131,845	(170,267,832)	(100,135,987)
U.S. Government Securities Trust	533,087,725	7,361,637	(47,886,536)	(40,524,899)
U.S. High Yield Bond Trust	730,608,541	2,681,691	(157,272,362)	(154,590,671)

Distribution of Income and Gains  The Portfolios record distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. The Portfolios, with the exception of Money Market and Money Market B, generally declare and pay dividends and capital gains distributions, if any, annually. Substantially all of the net investment income of Money Market and Money Market B is declared as a dividend to shareholders of record as of the close of business each day and is reinvested daily. Distributions paid by the Portfolios with respect to each series of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

During the year ended December 31, 2007, tax character of distributions paid was as follows:

	2007 Distributions
Portfolio	Ordinary Income	Long Term Capital Gains	Return of Capital	Total
Active Bond Trust	$221,150,946	—	—	$221,150,946
Core Bond Trust	18,729,153	—	—	18,729,153
Global Bond Trust	87,271,342	—	—	87,271,342
High Income Trust	50,200,250	$4,760,178	—	54,960,428
High Yield Trust	256,788,230	—	—	256,788,230
Income Trust	4,146,221	—	—	4,146,221
Investment Quality Bond Trust	39,100,018	—	—	39,100,018
Money Market Trust	128,169,249	—	—	128,169,249
Money Market Trust B	25,496,848	—	—	25,496,848
Real Return Bond Trust	78,268,182	—	—	78,268,182
Short-Term Bond Trust	25,339,809	—	$941,806	26,281,615
Spectrum Income Trust	71,812,614	8,646,638	—	80,459,252
Strategic Bond Trust	62,368,594	—	—	62,368,594
Strategic Income Trust	10,243,139	—	—	10,243,139

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	2007 Distributions
Portfolio	Ordinary Income	Long Term Capital Gains	Return of Capital	Total
Total Return Trust	$161,330,520	—	—	$161,330,520
U.S. Government Securities Trust	30,380,500	—	—	30,380,500
U.S. High Yield Bond Trust	43,538,309	—	—	43,538,309

During the year ended December 31, 2008, tax character of distributions paid was as follows:

	2008 Distributions
Portfolio	Ordinary Income	Long Term Capital Gains	Return of Capital	Total
Active Bond Trust	$129,993,968	—	—	$129,993,968
Core Bond Trust	13,521,804	—	—	13,521,804
Floating Rate Income Trust	22,196,152	—	—	22,196,152
Global Bond Trust	7,382,060	—	—	7,382,060
High Income Trust	51,962,239	$276,962	—	52,239,201
High Yield Trust	181,113,938	—	—	181,113,938
Income Trust	25,290,703	—	—	25,290,703
Investment Quality Bond Trust	25,627,802	—	—	25,627,802
Money Market Trust	63,657,758	—	—	63,657,758
Money Market Trust B	14,203,358	—	—	14,203,358
Real Return Bond Trust	31,273,558	—	—	31,273,558
Short-Term Bond Trust	8,473,341	—	—	8,473,341
Spectrum Income Trust	70,459,212	3,957,149	—	74,416,361
Strategic Bond Trust	48,540,563	—	—	48,540,563
Strategic Income Trust	58,005,368	—	—	58,005,368
Total Return Trust	104,722,496	24,549,349	—	129,271,845
U.S. Government Securities Trust	12,590,348	—	—	12,590,348
U.S. High Yield Bond Trust	36,785,519	—	—	36,785,519

The tax basis components of distributable earnings at December 31, 2008. were as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Capital Loss Carryforward	Post-October Deferral
Active Bond Trust	$23,342,169	—	$15,064,821	$5,161,186
Core Bond Trust	1,951,061	—	2,518,713	452,020
Floating Rate Income Trust	8,266,272	—	325,635	—
Global Bond Trust	207,093,432	$1,823,191	—	—
High Income Trust	13,100,357	—	10,696,343	4,561,648
High Yield Trust	28,513,231	—	178,839,899	39,315,607
Income Trust	5,666,315	—	32,511,680	7,591,942
Investment Quality Bond Trust	5,331,168	—	23,158,875	3,485,193
Money Market Trust	256,432	—	—	—
Money Market Trust B	141,229	—	—	—
Real Return Bond Trust	101,709,511	7,466,744	—	30,495,882
Short-Term Bond Trust	1,546,039	—	9,842,756	2,826,006
Spectrum Income Trust	1,044,218	—	12,558,370	5,640,796
Strategic Bond Trust	11,008,666	—	11,044,759	7,361,959
Strategic Income Trust	13,734,244	—	4,641,466	374,886
Total Return Trust	102,383,868	38,668,582	—	15,791,279
U.S. Government Securities Trust	5,732,343	4,215,561	—	681,735
U.S. High Yield Bond Trust	8,164,625	—	16,594,775	617,140

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Portfolios’ financial statements as a return of capital. Net capital losses that are attributable to security transactions incurred after October 31, 2008, are treated as arising on January 1, 2009, the first day of the Portfolios’ next taxable year.

Capital accounts within financial statements are adjusted for permanent book/tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book/tax differences will reverse in a subsequent period. Permanent book/tax differences are primarily attributable to derivative transactions, foreign currency transactions, expiration of capital loss carryforwards, amortization and accretion on debt securities, paydowns and investments in passive foreign investment companies.

Foreign Currency Translation  The books and records of the Portfolios are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed, but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

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Certain Portfolios may be subject to capital gains and repatriation taxes imposed by certain countries in which they invest. Such taxes are generally based upon income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation.

New Accounting Pronouncement  In March 2008, FASB No. 161 (FAS 161), “Disclosures about Derivative Instruments and Hedging Activities, an amendment of FAS 133”, was issued and is effective for fiscal years or interim periods beginning after November 15, 2008. FAS 161 amends and expands the disclosure requirements of FAS 133 in order to provide financial statement users an understanding of a company’s use of derivative instruments, how derivative instruments are accounted for under FAS 133 and related interpretations, and how these instruments affect a company’s financial position, performance and cash flows. FAS 161 requires companies to disclose information detailing the objectives and strategies for using derivative instruments, the level of derivative activity entered into by the company, and any credit risk-related contingent features of the agreements. Management is currently evaluating the adoption of FAS 161 on the Portfolios’ financial statement disclosures.

3.  FINANCIAL INSTRUMENTS

Options  Each Portfolio of the Trust described in this report, with the exception of Money Market and Money Market B, may purchase and sell put and call options on securities, securities indices, currencies, swaps (“swaptions”) and futures contracts. Listed options, if no closing price is available, are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by management using an independent source at the mean between the last bid and ask prices.

When a Portfolio writes a put or call option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently “marked-to-market” to reflect the current market value of the option written. If an option expires or if the Portfolio enters into an offsetting purchase option, the Portfolio realizes a gain or loss. If a written call option is exercised, the Portfolio realizes a gain or loss from the sale of the underlying security, with the proceeds of the sale increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security that the Portfolio purchases upon exercise of the option. A Portfolio, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option.

When a Portfolio purchases a put or call option, the premium paid by the Portfolio is included in the Portfolio of Investments and subsequently “marked-to-market” to reflect the current market value of the option. If the purchased option expires, the Portfolio realizes a loss for the cost of the option. If a Portfolio enters into a closing sale transaction, the Portfolio realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the original cost of the option. If a Portfolio exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If a Portfolio exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium originally paid.

The Portfolios may use options to manage exposure to fluctuations in currency values. Writing puts and buying calls may increase the Portfolio’s exposure to the underlying instrument. Buying puts and writing calls may decrease a Portfolio’s exposure to the underlying instrument. Losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts or if the counterparties do not perform under the terms of the contract.

Written options for the year ended December 31, 2008, were as follows:

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Global Bond Trust
Outstanding, beginning of period	778,700,238	$13,257,171
Options written	469,424,469	13,797,368
Option closed	(921,703,259)	(16,758,457)
Options expired	(118,418,881)	(3,997,655)
Outstanding, end of period	208,002,567	$6,298,427
High Income Trust
Outstanding, beginning of period	—	—
Options written	204,000,000	$3,666,900
Option closed	—	—
Options expired	—	—
Outstanding, end of period	204,000,000	$3,666,900
Real Return Bond Trust
Outstanding, beginning of period	155,000,958	$4,663,808
Options written	37,933,551	3,743,049
Option closed	(129,133,347)	(6,276,088)
Options expired	(1,088)	(656,376)
Outstanding, end of period	63,800,074	$1,474,393
Spectrum Income Trust
Outstanding, beginning of period	—	—
Options written	22	$25,653
Option closed	(6)	(4,004)
Options expired	(16)	(21,649)
Outstanding, end of period	—	—
Strategic Bond Trust
Outstanding, beginning of period	3,652	$2,790,456
Options written	9,690	6,458,393
Option closed	(2,108)	(1,742,881)
Options expired	(11,164)	(7,452,246)
Outstanding, end of period	70	$53,722

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FINANCIAL INSTRUMENTS, CONTINUED

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Strategic Income Trust
Outstanding, beginning of period	—	—
Options written	126,185,000	$1,129,807
Option closed	—	—
Options expired	(102,625,000)	(525,649)
Outstanding, end of period	23,560,000	$604,158
Total Return Trust
Outstanding, beginning of period	554,900,899	$6,726,301
Options written	481,606,370	18,322,115
Option closed	(759,903,528)	(14,971,156)
Options expired	(2,871)	(2,016,751)
Outstanding, end of period	276,600,870	$8,060,509
U.S. Government Securities Trust
Outstanding, beginning of period	400	$242,047
Options written	795	648,509
Option closed	(197)	(200,890)
Options expired	(812)	(545,346)
Outstanding, end of period	186	$144,320

The following is a summary of open written options outstanding as of December 31, 2008:

Options on Exchange-Traded Futures Contracts

PORTFOLIO	NAME OF ISSUER	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	PREMIUM	VALUE
Global Bond Trust	PUTS
	EURIBOR Futures	$95.25	Mar 2009	295	$151,705	—
	Eurodollar Futures	98.50	Mar 2009	102	16,908	($12,750)
	Eurodollar Futures	97.25	Mar 2009	690	210,019	(12,938)
	Eurodollar Futures	97.50	Mar 2009	987	407,083	(30,843)
	Eurodollar Futures	97.25	Jun 2009	493	317,967	(30,813)
				2,567	$1,103,682	($87,344)

Real Return Bond Trust	PUTS
	Eurodollar Futures	$98.50	Mar 2009	74	$12,296	($9,250)
				74	$12,296	($9,250)

Strategic Bond Trust	CALLS
	90 Day Eurodollar Futures	$97.50	Mar 2009	38	$12,873	($137,750)
	90 Day Eurodollar Futures	97.75	Mar 2009	21	24,055	(63,263)
				59	$36,928	($201,013)

	PUTS
	U.S. Treasury 10-Year Note Futures	$126.00	Feb 2009	11	$16,794	($27,156)
				11	$16,794	($27,156)

Total Return Trust	PUTS
	Eurodollar Futures	$98.50	Mar 2009	252	$36,501	($31,500)
	Eurodollar Futures	98.25	Mar 2009	98	43,243	(8,575)
	Eurodollar Futures	98	Mar 2009	145	40,175	(8,156)
	U.S. Treasury 5-Year Note Futures	118	Feb 2009	265	154,595	(225,664)
	U.S. Treasury 10-Year Note Futures	124	Feb 2009	110	133,787	(180,469)
				870	$408,301	($454,364)

U.S. Government Securities Trust	CALLS
	Eurodollar Futures	$97.625	Sep 2009	186	$144,320	($547,538)
				186	$144,320	($547,538)

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Interest Rate Swaptions

PORTFOLIO	NAME OF ISSUER	COUNTERPARTY	FLOATING RATE INDEX	PAY/RECEIVE FLOATING RATE	EXERCISE RATE	EXPIRATIONDATE		NOTIONALAMOUNT	PREMIUM	VALUE
Global Bond Trust	CALLS
	2-Year Interest Rate Swap	HSBC Bank USA, N.A.	6 Month EUR-EURIBOR	Receive	5.29%	Jun 2009	EUR	12,500,000	$166,152	($819,636)
	5-Year Interest Rate Swap	Barclays Bank PLC	3 Month USD-LIBOR	Receive	4.15%	Aug 2009	USD	6,700,000	168,170	(586,949)
	7-Year Interest Rate Swap	Barclays Bank PLC	3 Month USD-LIBOR	Receive	4.25%	Feb 2009	USD	300,000	4,410	(36,384)
	7-Year Interest Rate Swap	Morgan Stanley Capital Services, Inc.	3 Month USD-LIBOR	Receive	4.90%	Jul 2009	USD	26,100,000	878,004	(4,058,443)
	7-Year Interest Rate Swap	Royal Bank of Scotland PLC	3 Month USD-LIBOR	Receive	4.40%	Aug 2009	USD	32,000,000	1,048,313	(3,960,442)
	7-Year Interest Rate Swap	Merrill Lynch Capital Services	3 Month USD-LIBOR	Receive	4.40%	Aug 2009	USD	4,800,000	158,400	(594,066)
	7-Year Interest Rate Swap	Royal Bank of Scotland PLC	3 Month USD-LIBOR	Receive	4.55%	Aug 2009	USD	17,600,000	538,874	(2,337,070)
	7-Year Interest Rate Swap	Merrill Lynch Capital Services	3 Month USD-LIBOR	Receive	5.32%	Aug 2009	USD	18,700,000	506,770	(3,345,252)
	7-Year Interest Rate Swap	Barclays Bank PLC	3 Month USD-LIBOR	Receive	5.32%	Aug 2009	USD	36,200,000	969,490	(6,475,836)
	7-Year Interest Rate Swap	Royal Bank of Scotland PLC	3 Month USD-LIBOR	Receive	5.32%	Aug 2009	USD	8,200,000	227,345	(1,466,902)
	30-Year Interest Rate Swap	JP Morgan Chase Bank	3 Month USD-LIBOR	Receive	4.65%	Jan 2009	USD	7,200,000	94,680	(2,755,884)
								170,300,000	$4,760,608	($26,436,864)

	PUTS
	2-Year Interest Rate Swap	HSBC Bank USA, N.A.	6 Month EUR-EURIBOR	Receive	5.29%	Jun 2009	EUR	12,500,000	$166,152	($619)
	5-Year Interest Rate Swap	Deutsche Bank AG	3 Month USD-LIBOR	Receive	2.75%	May 2009	USD	2,000,000	14,250	(20,757)
	5-Year Interest Rate Swap	Barclays Bank PLC	3 Month USD-LIBOR	Receive	2.75%	May 2009	USD	15,000,000	114,275	(155,676)
	5-Year Interest Rate Swap	Merrill Lynch Capital Services	3 Month USD-LIBOR	Receive	2.75%	May 2009	USD	1,000,000	9,500	(10,378)
	30-Year Interest Rate Swap	JP Morgan Chase Bank	3 Month USD-LIBOR	Receive	5.65%	Jan 2009	USD	7,200,000	129,960	(2)
								37,700,000	$434,137	($187,432)

Real Return Bond Trust	CALLS
	5-Years Interest Rate Swap	Barclays Bank PLC	3 Month USD-LIBOR	Receive	4.15%	Aug 2009	USD	300,000	$7,530	($26,281)
	7-Years Interest Rate Swap	Merril Lynch Capital Services	3 Month USD-LIBOR	Receive	3.50%	May 2009	USD	10,300,000	216,300	(764,266)
	7-Years Interest Rate Swap	Royal Bank of Scotland	3 Month USD-LIBOR	Receive	3.50%	May 2009	USD	6,000,000	150,900	(445,203)
	7-Years Interest Rate Swap	Royal Bank of Scotland	3 Month USD-LIBOR	Receive	4.40%	Aug 2009	USD	1,500,000	49,095	(185,646)
	7-Years Interest Rate Swap	Royal Bank of Scotland	3 Month USD-LIBOR	Receive	4.55%	Aug 2009	USD	800,000	24,494	(106,230)
	7-Years Interest Rate Swap	Goldman Sachs Capital Markets, L.P.	3 Month USD-LIBOR	Receive	5.37%	Sep 2010	USD	7,000,000	225,050	(1,151,471)
	7-Years Interest Rate Swap	Royal Bank of Scotland	3 Month USD-LIBOR	Receive	5.37%	Sep 2010	USD	7,000,000	220,115	(1,151,471)
								32,900,000	$893,484	($3,830,568)

	PUTS
	5-Years Interest Rate Swap	Deutsche Bank AG	3 Month USD-LIBOR	Receive	2.75%	May 2009	USD	8,600,000	$58,038	($89,254)
	5-Years Interest Rate Swap	Merril Lynch Capital Services	3 Month USD-LIBOR	Receive	2.75%	May 2009	USD	2,700,000	25,650	(28,022)
	5-Years Interest Rate Swap	Royal Bank of Scotland	3 Month USD-LIBOR	Receive	2.75%	May 2009	USD	5,600,000	39,760	(58,119)
	7-Years Interest Rate Swap	Goldman Sachs Capital Markets, L.P.	3 Month USD-LIBOR	Receive	5.37%	Sep 2010	USD	7,000,000	220,115	(34,882)
	7-Years Interest Rate Swap	Royal Bank of Scotland	3 Month USD-LIBOR	Receive	5.37%	Sep 2010	USD	7,000,000	225,050	(34,883)
								30,900,000	$568,613	($245,160)

Total Return Trust	CALLS
	5-Year Interest Rate Swap	Barclays Bank PLC	3 Month USD-LIBOR	Receive	4.30%	Feb 2009	USD	1,300,000	$32,890	($132,370)
	5-Year Interest Rate Swap	Royal Bank of Scotland	3 Month USD-LIBOR	Receive	4.20%	Jul 2009	USD	13,000,000	287,300	(1,180,143)
	5-Year Interest Rate Swap	Barclays Bank PLC	3 Month USD-LIBOR	Receive	4.15%	Aug 2009	USD	16,600,000	416,660	(1,454,231)
	7-Year Interest Rate Swap	Barclays Bank PLC	3 Month USD-LIBOR	Receive	4.60%	Feb 2009	USD	25,200,000	808,920	(3,626,577)
	7-Year Interest Rate Swap	Royal Bank of Scotland	3 Month USD-LIBOR	Receive	4.25%	Feb 2009	USD	54,100,000	1,631,115	(6,561,286)
	7-Year Interest Rate Swap	Merril Lynch Capital Services	3 Month USD-LIBOR	Receive	4.40%	Aug 2009	USD	11,600,000	382,800	(1,435,660)
	7-Year Interest Rate Swap	Royal Bank of Scotland	3 Month USD-LIBOR	Receive	4.40%	Aug 2009	USD	77,500,000	2,537,700	(9,591,695)
	7-Year Interest Rate Swap	Royal Bank of Scotland	3 Month USD-LIBOR	Receive	4.55%	Aug 2009	USD	42,300,000	1,295,135	(5,616,937)
								241,600,000	$7,392,520	($29,598,899)

	PUTS
	5-Year Interest Rate Swap	Barclays Bank PLC	3 Month USD-LIBOR	Receive	2.75%	May 2009	USD	15,500,000	$121,238	($160,865)
	5-Year Interest Rate Swap	Deutsche Bank AG	3 Month USD-LIBOR	Receive	2.75%	May 2009	USD	9,000,000	61,350	(93,406)
	5-Year Interest Rate Swap	Merril Lynch Capital Services	3 Month USD-LIBOR	Receive	2.75%	May 2009	USD	3,500,000	33,250	(36,324)
	5-Year Interest Rate Swap	Royal Bank of Scotland	3 Month USD-LIBOR	Receive	2.75%	May 2009	USD	5,500,000	39,050	(57,081)
	9-Year Interest Rate Swap	Royal Bank of Scotland	3 Month USD-LIBOR	Receive	3.60%	Feb 2009	USD	1,500,000	4,800	(4,820)
								35,000,000	$259,688	($352,496)

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Foreign Currency Options

PORTFOLIO	NAME OF ISSUER	EXERCISE PRICE	EXPIRATION DATE	NOTIONAL AMOUNT	PREMIUM	VALUE
High Income Trust	CALLS
	U.S. Dollar versus Canadian Dollar	$1.30	Apr 2010	102,000,000	$1,785,000	($6,692,832)
	U.S. Dollar versus Canadian Dollar	1.30	Apr 2010	102,000,000	1,881,900	(6,692,832)
				204,000,000	$3,666,900	($13,385,664)

Strategic Income Trust	CALLS
	U.S. Dollar versus Canadian Dollar	$1.30	Feb 2010	11,900,000	$297,500	($745,583)
	U.S. Dollar versus Canadian Dollar	1.30	Apr 2010	11,660,000	306,658	(765,082)
				23,560,000	$604,158	($1,510,665)

Futures  All Portfolios of the Trust described in this report, with the exception of Money Market and Money Market B, may purchase and sell financial futures contracts and options on those contracts. A Portfolio uses futures contracts to manage against a decline in the value of securities owned by the Portfolio. When a Portfolio sells a futures contract based on a financial instrument, the Portfolio becomes obligated to deliver that kind of instrument at an agreed upon date for a specified price. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Upon entering into a futures contract, initial margin deposits, as set by the exchange or broker to the contract, are required and are met by the delivery of specific securities (or cash) as collateral to the broker. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

The following is a summary of open futures contracts at December 31, 2008:

PORTFOLIO	OPEN CONTRACTS	NUMBER OF CONTRACTS	POSITION	EXPIRATION DATE	NOTIONAL VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Active Bond Trust	U.S. Treasury 10-Year Note Futures	125	Short	Mar 2009	$15,718,750	$196,608
						$196,608

Global Bond Trust	10-Year Canada Government Bond Futures	66	Long	Mar 2009	$6,776,962	$401,264
	EURIBOR Futures	23	Long	Dec 2009	7,813,345	54,351
	Eurodollar Futures	188	Long	Sep 2009	46,410,150	434,750
	Eurodollar Futures	1,670	Long	Dec 2009	411,592,375	4,990,300
	Eurodollar Futures	903	Long	Mar 2010	222,296,025	2,864,862
	Eurodollar Futures	679	Long	Jun 2010	166,796,350	2,094,462
	Eurodollar Futures	106	Long	Sep 2010	25,989,875	397,188
	U.K. Long Gilt Bond Futures	3	Long	Mar 2009	532,557	30,063
	U.S. Treasury 2-Year Note Futures	160	Long	Mar 2009	34,890,000	125,000
	U.S. Treasury 10-Year Note Futures	317	Long	Mar 2009	39,862,750	404,953
	U.S. Treasury 30-Year Bond Futures	498	Long	Mar 2009	68,747,344	3,622,000
	5-Year German Euro-BOBL Futures	117	Short	Mar 2009	18,899,901	(156,080)
	10-Year German Euro-BUND Futures	284	Short	Mar 2009	49,283,583	(902,420)
	10-Year Japan Government Bond Futures	2	Short	Mar 2009	3,091,451	(21,070)
						$14,339,623

Investment Quality Bond Trust	U.S. Treasury 5-Year Note Futures	38	Long	Mar 2009	$4,524,078	$122,512
	U.S. Treasury 10-Year Note Futures	31	Short	Mar 2009	3,898,250	42,677
						$165,189

Real Return Bond Trust	2-Year German Euro-SCHATZ Futures	13	Long	Mar 2009	$1,942,052	$12,371
	3-Month Sterling Futures	61	Long	Mar 2009	10,769,353	377,448
	3-Month Sterling Futures	267	Long	Jun 2009	47,202,767	1,869,153
	EURIBOR Futures	43	Long	Mar 2009	14,609,799	298,114
	EURIBOR Futures	166	Long	Jun 2009	56,547,722	1,264,424
	EURIBOR Futures	93	Long	Sep 2009	31,670,655	706,162
	EURIBOR Futures	93	Long	Dec 2009	31,593,090	646,373
	Eurodollar Futures	152	Long	Mar 2009	37,597,200	1,197,000
	Eurodollar Futures	610	Long	Jun 2009	150,776,750	3,262,025
	Eurodollar Futures	833	Long	Sep 2009	205,636,463	6,161,125
	Eurodollar Futures	296	Long	Dec 2009	72,952,900	1,712,475
	Eurodollar Futures	498	Long	Mar 2010	122,595,150	2,208,325
	Eurodollar Futures	19	Long	Jun 2010	4,667,350	37,525
						$19,752,520

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PORTFOLIO	OPEN CONTRACTS	NUMBER OF CONTRACTS	POSITION	EXPIRATION DATE	NOTIONAL VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Spectrum Income Trust	2-Year German Euro-SCHATZ Futures	42	Long	Mar 2009	$6,274,321	$23,832
	5-Year German Euro-BOBL Futures	38	Long	Mar 2009	6,138,429	56,276
	10-Year German Euro-BUND Futures	8	Long	Mar 2009	1,388,270	3,267
	U.S. Treasury 10-Year Note Futures	5	Long	Mar 2009	628,750	21,996
	U.S. Treasury 30-Year Bond Futures	3	Long	Mar 2009	414,141	24,337
	10-Year Canada Government Bond Futures	26	Short	Mar 2009	2,669,712	(163,435)
	Euro Currency Futures	27	Short	Mar 2009	4,698,338	(318,600)
	U.K. Long Gilt Bond Futures	4	Short	Mar 2009	710,076	(38,819)
	U.S. Treasury 2-Year Note Futures	8	Short	Mar 2009	1,744,500	(14,032)
	U.S. Treasury 5-Year Note Futures	16	Short	Mar 2009	1,904,850	(20,664)
	U.S. Treasury 10-Year Note Futures	13	Short	Mar 2009	1,634,750	(36,250)
						($462,092)

Strategic Bond Trust	3-Month Sterling Futures	53	Long	Mar 2009	$9,356,979	$399,275
	10-Year German Euro-BUND Futures	251	Long	Mar 2009	43,556,969	154,155
	Eurodollar Futures	167	Long	Mar 2009	41,307,450	761,628
	Eurodollar Futures	14	Long	Mar 2009	3,462,900	27,412
	Eurodollar Futures	173	Long	Jun 2009	42,761,275	659,453
	Eurodollar Futures	77	Long	Sep 2009	19,008,413	120,416
	U.K. Long Gilt Bond Futures	19	Long	Mar 2009	3,372,862	201,174
	U.S. Treasury 5-Year Note Futures	619	Long	Mar 2009	73,694,852	2,439,573
	U.S. Treasury 10-Year Note Futures	222	Short	Mar 2009	27,916,500	(1,644,265)
	U.S. Treasury 30-Year Bond Futures	80	Short	Mar 2009	11,043,750	(1,534,127)
						$1,584,694

Total Return Trust	3-Month Sterling Futures	842	Long	Mar 2009	$148,652,379	$6,177,134
	3-Month Sterling Futures	547	Long	Jun 2009	96,703,795	4,017,054
	3-Month Sterling Futures	50	Long	Dec 2009	8,795,888	242,566
	EURIBOR Futures	125	Long	Mar 2009	42,470,347	1,321,745
	EURIBOR Futures	74	Long	Jun 2009	25,208,021	828,765
	Eurodollar Futures	2,771	Long	Mar 2009	685,406,850	17,945,175
	Eurodollar Futures	1,634	Long	Jun 2009	403,883,950	8,315,725
	Eurodollar Futures	907	Long	Sep 2009	223,904,288	4,471,500
	Eurodollar Futures	751	Long	Dec 2009	185,093,338	3,600,300
	Eurodollar Futures	547	Long	Mar 2010	134,657,725	2,839,250
	Eurodollar Futures	23	Long	Jun 2010	5,649,950	127,363
	Eurodollar Futures	23	Long	Sep 2010	5,639,313	131,513
	U.S. Treasury 2-Year Note Futures	301	Long	Mar 2009	65,636,813	427,610
	U.S. Treasury 5-Year Note Futures	1,112	Long	Mar 2009	132,388,813	174,805
	U.S. Treasury 10-Year Note Futures	427	Long	Mar 2009	53,695,250	(1,022,828)
						$49,597,677

U.S. Government Securities Trust	Eurodollar Futures	150	Long	Mar 2009	$37,102,500	$774,076
	Eurodollar Futures	186	Long	Sep 2009	45,916,425	973,482
	Eurodollar Futures	115	Long	Jun 2010	28,249,750	105,895
	Eurodollar Futures	30	Long	Mar 2011	7,332,000	(16,148)
	U.S. Treasury 2-Year Note Futures	117	Long	Mar 2009	25,513,313	370,192
	U.S. Treasury 5-Year Note Futures	1,020	Long	Mar 2009	121,435,782	4,050,855
	U.S. Treasury 10-Year Note Futures	469	Short	Mar 2009	58,976,750	(4,518,072)
	U.S. Treasury 30-Year Bond Futures	189	Short	Mar 2009	26,090,859	(2,404,117)
						($663,837)

Swap Contracts  All Portfolios of the Trust described in this report may enter interest rate, credit default, cross-currency, and other forms of swap transactions to manage its exposure to credit, currency and interest rate risks, or to enhance the Portfolio’s income. Swap agreements are privately negotiated agreements between a Portfolio and a counterparty to exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. In connection with these agreements, the Portfolio will hold cash or identify securities equal to the net amount, if any, of the Portfolio’s obligations, with respect to the swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available, and the change in value, if any, is recorded as an unrealized appreciation/depreciation of swap contracts on the Statements of Assets and Liabilities. In the event that market quotations are not readily available or deemed reliable, certain swap agreements may be valued at fair value as determined in good faith by the Trust’s Pricing Committee in accordance with procedures adopted by the Board of Trustees.

Upfront payments made/received by the Portfolio represent payments to compensate for differences between the stated terms of the swap agreement and prevailing market conditions, including credit spreads, currency exchange rates, interest rates and other relevant factors. The upfront payments are amortized or accreted for financial reporting purposes, with the unamortized/unaccreted portion included in values recorded on the Statements of Assets and Liabilities. A liquidation payment received or

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FINANCIAL INSTRUMENTS, CONTINUED

made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Portfolio are included as part of realized gains or losses on the Statements of Operations.

Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates. The Portfolio may also suffer losses if it is unable to terminate outstanding swap contracts or reduce its exposure through offsetting transactions.

Certain Portfolios are parties to International Swap Dealers Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern over-the-counter derivative transactions, which may include foreign exchange derivative transactions, entered into by the Portfolios and those counterparties. The ISDA Master Agreements typically include standard representations and warranties as well as provisions outlining the general obligations of the Portfolios and counterparties relating to collateral, events of default, termination events and other standard provisions. Termination events may include a decline in a Portfolio’s net asset value below a certain point over a certain period of time that is specified in the Schedule to the ISDA Master Agreement; such an event may entitle counterparties to elect to terminate early and calculate damages based on that termination with respect to some or all outstanding transactions under the applicable damage calculation provisions of the ISDA Master Agreement. An election by one or more counterparties to terminate ISDA Master Agreements could have a material impact on the financial statements of the Portfolios. Due to declines in net assets of certain Portfolios during the year ended December 31, 2008, one or more counterparties currently may be entitled to terminate early but none has elected to take such action. The Schedule to the ISDA Master Agreements may give counterparties the right to require that the Portfolios post additional collateral as opposed to giving the counterparties the right to terminate the ISDA Master Agreement.

Interest Rate Swap Agreements  Interest rate swaps represent an agreement between two counterparties to exchange cash flows based on the difference in the two interest rates, applied to the notional principal amount for a specified period. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The Portfolio settles accrued net receivable or payable under the swap contracts on a periodic basis.

Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the expiration date, or (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark.

The Portfolios had the following interest rate swap contracts open at December 31, 2008:

PORTFOLIO	COUNTERPARTY	NOTIONAL AMOUNT	CURRENCY	PAYMENTS MADE BY FUND	PAYMENTS RECEIVED BY FUND	MATURITY DATE	UNAMORTIZED UPFRONT PAYMENT PAID (RECEIVED)*	UNREALIZED APPRECIATION (DEPRECIATION)	MARKET VALUE
Global Bond Trust
	Bank of America N.A.	2,500,000	CAD	Fixed 4.250%	3 Month BA-CDOR	Dec 2013	($25,149)	($232,181)	($257,330)
	Bank of Nova Scotia	7,500,000	CAD	Fixed 4.250%	3 Month BA-CDOR	Dec 2013	(75,917)	(695,870)	(771,787)
	Barclays Bank PLC	4,500,000	USD	3 Month LIBOR	Fixed 4.000%	Dec 2013	20,990	377,974	398,964
	Barclays Bank PLC	3,600,000	EUR	6 Month EURIBOR	Fixed 4.250%	Mar 2019	129,855	69,075	198,930
	Barclays Bank PLC	23,400,000	USD	Fixed 4.000%	3 Month LIBOR	Jun 2019	443,430	(3,188,961)	(2,745,531)
	Barclays Bank PLC	73,000,000	EUR	6 Month EURIBOR	Fixed 4.000%	Sep 2009	(264,387)	410,417	146,030
	Barclays Bank PLC	2,500,000	EUR	FRC PXTOB	Fixed 1.948%	Mar 2012	—	65,720	65,720
	Barclays Bank PLC	17,200,000	GBP	Fixed 4.500%	6 Month LIBOR	Sep 2017	80,591	(331,245)	(250,654)
	Barclays Bank PLC	26,400,000	USD	Fixed 5.000%	3 Month LIBOR	Dec 2018	—	(5,712,705)	(5,712,705)
	Barclays Bank PLC	8,600,000	GBP	Fixed 4.000%	3 Month LIBOR	Dec 2035	(83,579)	(719,357)	(802,936)
	Barclays Bank PLC	9,700,000	EUR	Fixed 5.000%	6 Month EURIBOR	Sep 2038	(869,123)	(2,549,555)	(3,418,678)
	Barclays Bank PLC	28,400,000	USD	Fixed 5.000%	3 Month LIBOR	Dec 2038	267,393	(13,208,978)	(12,941,585)
	BNP Paribas Securities Corp.	38,300,000	EUR	6 Month EURIBOR	Fixed 4.500%	Mar 2011	60,963	1,745,219	1,806,182
	BNP Paribas Securities Corp.	1,100,000	EUR	Fixed 5.000%	6 Month EURIBOR	Sep 2038	(7,842)	(379,843)	(387,685)
	BNP Paribas Securities Corp.	300,000	EUR	Fixed 5.000%	6 Month EURIBOR	Mar 2039	(3,547)	(104,735)	(108,282)
	Citibank N.A.	3,500,000	GBP	6 Month LIBOR	Fixed 4.250%	Mar 2014	177,005	79,461	256,466
	Citibank N.A.	55,000,000	USD	Fixed 4.000%	3 Month LIBOR	Jun 2019	1,655,500	(8,108,672)	(6,453,172)
	Citibank N.A.	1,200,000	EUR	Fixed 5.500%	6 Month EURIBOR	Sep 2038	(30,550)	(392,379)	(422,929)
	Citibank N.A.	4,100,000	CAD	Fixed 5.000%	3 Month BA-CDOR	Jun 2015	(128,082)	(549,502)	(677,584)
	Citibank N.A.	5,100,000	GBP	Fixed 5.000%	6 Month LIBOR	Dec 2019	(80,358)	(222,073)	(302,431)
	Credit Suisse International	8,800,000	USD	Fixed 4.000%	3 Month LIBOR	Jun 2019	(49,588)	(982,920)	(1,032,508)
	Deutsche Bank AG	30,500,000	AUD	6 Month BBR-BBSW	Fixed 5.250%	Jun 2011	(37,329)	671,216	633,887
	Deutsche Bank AG	19,900,000	USD	3 Month LIBOR	Fixed 4.000%	Jun 2014	1,335,489	272,644	1,608,133
	Deutsche Bank AG	7,100,000	EUR	6 Month EURIBOR	Fixed 4.250%	Mar 2019	246,185	146,148	392,333
	Deutsche Bank AG	1,000,000	USD	Fixed 3.000%	3 Month LIBOR	Jun 2029	(61,735)	40,604	(21,131)
	Deutsche Bank AG	6,200,000	CAD	Fixed 4.500%	3 Month BA-CDOR	Sep 2037	(67,631)	(1,033,808)	(1,101,439)
	Deutsche Bank AG	3,300,000	EUR	Fixed 5.000%	6 Month EURIBOR	Sep 2038	(56,283)	(1,106,772)	(1,163,055)
	Deutsche Bank AG	800,000	USD	Fixed 5.000%	3 Month LIBOR	Dec 2038	(55,187)	(309,365)	(364,552)
	Deutsche Bank AG	60,000,000	AUD	6 Month BBR-BBSW	Fixed 7.250%	Jun 2011	(155,657)	3,673,166	3,517,509
	Deutsche Bank AG	900,000	AUD	6 Month BBR-BBSW	Fixed 6.000%	Jun 2012	(5,577)	45,630	40,053
	Deutsche Bank AG	500,000,000	JPY	Fixed 2.500%	6 Month LIBOR	Dec 2027	(74,281)	(714,661)	(788,942)
	Goldman Sachs	500,000	EUR	Fixed 5.000%	6 Month EURIBOR	Mar 2009	(34,902)	(145,568)	(180,470)
	Goldman Sachs	23,100,000	EUR	6 Month EURIBOR	Fixed 4.500%	Mar 2009	(193,373)	2,041,068	1,847,695

95

FINANCIAL INSTRUMENTS, CONTINUED

PORTFOLIO	COUNTERPARTY	NOTIONAL AMOUNT	CURRENCY	PAYMENTS MADE BY FUND	PAYMENTS RECEIVED BY FUND	MATURITY DATE	UNAMORTIZED UPFRONT PAYMENT PAID (RECEIVED)*	UNREALIZED APPRECIATION (DEPRECIATION)	MARKET VALUE
Global Bond Trust (continued)
	Goldman Sachs	310,000,000	JPY	Fixed 1.300%	6 Month LIBOR	Sep 2011	($3,099)	($51,488)	($54,587)
	Goldman Sachs	12,800,000	EUR	6 Month EURIBOR	Fixed 4.000%	Mar 2014	(34,135)	633,165	599,030
	Goldman Sachs	3,300,000	GBP	6 Month LIBOR	Fixed 5.000%	Mar 2014	9,222	395,917	405,139
	Goldman Sachs	5,300,000	GBP	6 Month LIBOR	Fixed 5.250%	Mar 2014	(1,032)	739,148	738,116
	Goldman Sachs	54,000,000	SEK	3 Month STIBOR	Fixed 4.500%	Mar 2014	(56,033)	568,163	512,130
	HSBC Bank USA	600,000	GBP	Fixed 4.500%	6 Month LIBOR	Mar 2039	(46,316)	(142,763)	(189,079)
	JPMorgan Chase Bank	29,700,000	EUR	6 Month EURIBOR	Fixed 4.500%	Mar 2009	(168,005)	2,495,767	2,327,762
	JPMorgan Chase Bank	26,400,000	EUR	6 Month EURIBOR	Fixed 3.000%	Sep 2010	(11,309)	136,836	125,527
	JPMorgan Chase Bank	54,700,000	EUR	6 Month EURIBOR	Fixed 3.000%	Sep 2011	(6,468)	82,139	75,671
	JPMorgan Chase Bank	3,000,000	EUR	6 Month EURIBOR	Fixed 4.500%	Mar 2019	(51,409)	303,436	252,027
	JPMorgan Chase Bank	9,000,000	CAD	3 Month BA-CDOR	Fixed 5.750%	Dec 2028	(22,517)	492,951	470,434
	JPMorgan Chase Bank	6,500,000	EUR	Fixed 5.000%	6 Month EURIBOR	Mar 2039	(397,705)	(1,948,401)	(2,346,106)
	Merrill Lynch Capital Services, Inc.	8,900,000	USD	3 Month LIBOR	Fixed 4.000%	Dec 2013	111,511	677,551	789,062
	Merrill Lynch Capital Services, Inc.	900,000	CAD	Fixed 4.250%	3 Month BA-CDOR	Dec 2013	(5,939)	(86,870)	(92,809)
	Merrill Lynch Capital Services, Inc.	82,500,000	USD	Fixed 5.000%	3 Month LIBOR	Dec 2018	(4,452,879)	(13,399,323)	(17,852,202)
	Morgan Stanley Capital Services, Inc.	5,900,000	EUR	Fixed 5.000%	6 Month EURIBOR	Mar 2009	(398,836)	(1,730,706)	(2,129,542)
	Morgan Stanley Capital Services, Inc.	29,200,000	EUR	6 Month EURIBOR	Fixed 4.000%	Sep 2009	(102,638)	161,050	58,412
	Morgan Stanley Capital Services, Inc.	4,800,000	EUR	6 Month EURIBOR	Fixed 4.500%	Mar 2014	762	375,442	376,204
	Morgan Stanley Capital Services, Inc.	9,100,000	GBP	6 Month LIBOR	Fixed 5.000%	Mar 2018	(284,633)	1,811,373	1,526,740
	Morgan Stanley Capital Services, Inc.	43,700,000	USD	Fixed 5.000%	3 Month LIBOR	Dec 2018	(426,084)	(9,030,173)	(9,456,257)
	Morgan Stanley Capital Services, Inc.	2,700,000	GBP	Fixed 4.500%	6 Month LIBOR	Mar 2019	(57,496)	(283,873)	(341,369)
	Morgan Stanley Capital Services, Inc.	9,900,000	EUR	6 Month EURIBOR	Fixed 4.250%	Mar 2019	116,083	430,973	547,056
	Morgan Stanley Capital Services, Inc.	22,300,000	EUR	6 Month EURIBOR	Fixed 6.000%	Jun 2034	4,013,194	3,592,964	7,606,158
	Morgan Stanley Capital Services, Inc.	8,000,000	EUR	6 Month EURIBOR	Fixed 4.500%	Jun 2034	(559,862)	1,412,290	852,428
	Morgan Stanley Capital Services, Inc.	1,080,000,000	JPY	Fixed 2.500%	6 Month LIBOR	Jun 2036	109,857	(2,157,100)	(2,047,243)
	Morgan Stanley Capital Services, Inc.	3,000,000	EUR	Fixed 5.000%	6 Month EURIBOR	Sep 2038	(238,431)	(818,892)	(1,057,323)
	Morgan Stanley Capital Services, Inc.	4,000,000	USD	Fixed 5.000%	3 Month LIBOR	Dec 2038	108,892	(1,931,651)	(1,822,759)
	Morgan Stanley Capital Services, Inc.	2,800,000	AUD	Fixed 6.500%	6 Month BBR-BBSW	Jun 2017	68,758	(354,430)	(285,672)
	The Royal Bank of Scotland PLC	3,000,000	USD	Fixed 5.000%	3 Month LIBOR	Dec 2038	(206,952)	(1,160,117)	(1,367,069)
	The Royal Bank of Scotland PLC	2,100,000	EUR	FRC PXTOB	Fixed 1.955%	Mar 2012	—	49,766	49,766
	The Royal Bank of Scotland PLC	2,100,000	EUR	FRC PXTOB	Fixed 1.950%	Mar 2012	—	48,514	48,514
	The Royal Bank of Scotland PLC	57,700,000	EUR	6 Month EURIBOR	Fixed 4.000%	Sep 2013	(50,209)	2,216,540	2,166,331
	The Royal Bank of Scotland PLC	61,800,000	USD	3 Month LIBOR	Fixed 4.000%	Dec 2013	(420,155)	5,899,259	5,479,104
	The Royal Bank of Scotland PLC	3,850,000,000	JPY	6 Month LIBOR	Fixed 1.500%	Dec 2013	669,816	471,287	1,141,103
	The Royal Bank of Scotland PLC	28,200,000	GBP	6 Month LIBOR	Fixed 5.000%	Mar 2016	(4,784)	4,271,698	4,266,914
	The Royal Bank of Scotland PLC	340,000,000	JPY	6 Month LIBOR	Fixed 1.500%	Jun 2018	71,541	13,530	85,071
	The Royal Bank of Scotland PLC	29,200,000	EUR	6 Month EURIBOR	Fixed 4.250%	Mar 2019	1,117,527	496,013	1,613,540
	The Royal Bank of Scotland PLC	33,400,000	USD	Fixed 4.000%	3 Month LIBOR	Jun 2019	639,204	(4,558,039)	(3,918,835)
	The Royal Bank of Scotland PLC	200,000	USD	Fixed 3.000%	3 Month LIBOR	Jun 2029	(9,350)	5,124	(4,226)
	The Royal Bank of Scotland PLC	2,600,000	EUR	6 Month EURIBOR	Fixed 4.500%	Jun 2034	(185,180)	462,219	277,039
	The Royal Bank of Scotland PLC	1,200,000	EUR	Fixed 5.000%	6 Month EURIBOR	Sep 2038	(9,922)	(413,007)	(422,929)
	UBS AG	7,300,000	AUD	6 Month BBR-BBSW	Fixed 7.250%	Jun 2011	(28,537)	435,704	407,167
	UBS AG	220,000,000	JPY	6 Month LIBOR	Fixed 1.500%	Dec 2013	41,064	24,142	65,206
							$894,840	($40,414,680)	($39,519,840)

Investment Quality Bond Trust
	JPMorgan Chase Bank	5,100,000	USD	Fixed 4.3175%	3 Month LIBOR	Dec 2028	—	($1,178,582)	($1,178,582)
	JPMorgan Chase Bank	2,100,000	USD	Fixed 3.9%	3 Month LIBOR	Mar 2039	—	(487,044)	(487,044)
							—	($1,665,626)	($1,665,626)

Real Return Bond Trust
	Barclays Bank PLC	3,900,000	GBP	6 Month LIBOR	Fixed 5.000%	Jun 2009	($8,596)	$55,125	$46,529
	Barclays Bank PLC	16,100,000	AUD	6 Month BBR-BBSW	Fixed 7.000%	Dec 2009	7,740	390,591	398,331
	Barclays Bank PLC	1,800,000	EUR	FRCPXTOB	Fixed 2.103%	Oct 2010	—	87,176	87,176
	Barclays Bank PLC	16,073,087	BRL	CDI	Fixed 10.680%	Jan 2012	(153,485)	(326,174)	(479,659)
	Barclays Bank PLC	1,100,000	EUR	FRCPXTOB	Fixed 1.948%	Mar 2012	487	28,430	28,917
	Barclays Bank PLC	300,000	EUR	FRCPXTOB	Fixed 1.960%	Apr 2012	—	7,550	7,550
	Barclays Bank PLC	800,000	EUR	FRCPXTOB	Fixed 1.980%	Apr 2012	—	19,831	19,831
	Barclays Bank PLC	1,800,000	EUR	FRCPXTOB	Fixed 2.070%	Sep 2012	—	54,569	54,569
	Barclays Bank PLC	3,400,000	EUR	FRCPXTOB	Fixed 2.138%	Jan 2016	—	63,543	63,543

96

FINANCIAL INSTRUMENTS, CONTINUED

PORTFOLIO	COUNTERPARTY	NOTIONAL AMOUNT	CURRENCY	PAYMENTS MADE BY FUND	PAYMENTS RECEIVED BY FUND	MATURITY DATE	UNAMORTIZED UPFRONT PAYMENT PAID (RECEIVED)*	UNREALIZED APPRECIATION (DEPRECIATION)	MARKET VALUE
Real Return Bond Trust (continued)
	Barclays Bank PLC	13,000,000	MXN	28-Day Mexico Interbank TIIE Banxico	Fixed 8.720%	Sep 2016	—	$26,242	$26,242
	Barclays Bank PLC	10,500,000	MXN	28-Day Mexico Interbank TIIE Banxico	Fixed 8.330%	Feb 2017	—	3,603	3,603
	Barclays Bank PLC	3,700,000	GBP	UKRPI	Fixed 3.250%	Dec 2017	$13,843	404,842	418,685
	Barclays Bank PLC	13,400,000	USD	Fixed 4.000%	3 Month LIBOR	Jun 2019	253,930	(1,826,157)	(1,572,227)
	Barclays Bank PLC	4,200,000	USD	Fixed 5.000%	3 Month LIBOR	Dec 2028	(45,069)	(1,369,083)	(1,414,152)
	Barclays Bank PLC	5,200,000	GBP	Fixed 4.000%	6 Month LIBOR	Dec 2035	101,386	(586,882)	(485,496)
	Barclays Bank PLC	1,400,000	GBP	Fixed 5.000%	6 Month LIBOR	Mar 2039	(142,156)	(484,622)	(626,778)
	Barclays Bank PLC	26,600,000	USD	Fixed 5.000%	3 Month LIBOR	Dec 2038	(369,292)	(11,752,052)	(12,121,344)
	BNP Paribas Securities Corp.	2,000,000	EUR	FRCPXTOB	Fixed 2.090%	Oct 2010	—	91,104	91,104
	BNP Paribas Securities Corp.	2,600,000	EUR	FRCPXTOB	Fixed 2.040%	Feb 2011	—	112,555	112,555
	BNP Paribas Securities Corp.	4,500,000	EUR	FRCPXTOB	Fixed 1.988%	Dec 2011	—	151,448	151,448
	Citibank N.A.	4,300,000	AUD	6 Month BBR-BBSW	Fixed 6.500%	Jan 2010	(1,342)	76,510	75,168
	Citibank N.A.	15,000,000	EUR	FRCPXTOB	Fixed 2.110%	Nov 2012	—	431,779	431,779
	Citibank N.A.	13,300,000	USD	Fixed 5.000%	3 Month LIBOR	Dec 2023	—	(3,631,229)	(3,631,229)
	Citibank N.A.	28,600,000	USD	Fixed 5.000%	3 Month LIBOR	Dec 2038	—	(13,032,723)	(13,032,723)
	Credit Suisse International	28,800,000	USD	3 month LIBOR	Fixed 4.000%	Jun 2010	194,400	558,639	753,039
	Credit Suisse International	6,900,000	GBP	6 Month LIBOR	Fixed 5.000%	Sep 2010	(118,782)	467,542	348,760
	Credit Suisse International	3,800,000	USD	Fixed 4.000%	3 Month LIBOR	Jun 2024	(532,412)	4,729	(527,683)
	Credit Suisse International	1,700,000	USD	Fixed 3.000%	3 Month LIBOR	Jun 2029	(104,040)	68,117	(35,923)
	Credit Suisse International	2,700,000	GBP	Fixed 4.000%	6 Month LIBOR	Dec 2035	57,066	(309,151)	(252,085)
	Deutsche Bank AG	17,000,000	AUD	AUD-BBR-BBSW	Fixed 6.500%	Jan 2010	(6,976)	304,153	297,177
	Deutsche Bank AG	10,400,000	EUR	6 Month EURIBOR	Fixed 4.500%	Mar 2010	(3,279)	213,278	209,999
	Deutsche Bank AG	18,700,000	GBP	6 Month LIBOR	Fixed 6.000%	Mar 2010	202,995	818,686	1,021,681
	Deutsche Bank AG	60,500,000	AUD	6 Month BBR-BBSW	Fixed 7.000%	Jun 2010	2,710	2,173,233	2,175,943
	Deutsche Bank AG	83,800,000	USD	3 month LIBOR	Fixed 4.000%	Jun 2010	508,050	1,683,085	2,191,135
	Deutsche Bank AG	5,000,000	USD	Fixed 5.000%	3 Month LIBOR	Dec 2021	291,389	(1,598,569)	(1,307,180)
	Deutsche Bank AG	200,000	USD	Fixed 3.000%	3 Month LIBOR	Jun 2029	(12,346)	8,120	(4,226)
	Deutsche Bank AG	200,000	USD	Fixed 5.000%	3 Month LIBOR	Dec 2038	(16,355)	(74,783)	(91,138)
	Goldman Sachs	10,800,000	EUR	6 Month EURIBOR	Fixed 4.500%	Mar 2011	(22,725)	532,040	509,315
	Goldman Sachs	600,000	EUR	FRCPXTOB	Fixed 1.960%	Mar 2012	—	18,012	18,012
	Goldman Sachs	5,000,000	GBP	6 month LIBOR	Fixed 5.000%	Mar 2013	28,158	456,083	484,241
	Goldman Sachs	5,200,000	GBP	6 Month LIBOR	Fixed 5.000%	Sep 2013	(74,688)	740,840	666,152
	Goldman Sachs	3,200,000	GBP	UKRPI	Fixed 3.110%	Jan 2018	—	409,163	409,163
	Goldman Sachs	1,200,000	GBP	Fixed 5.000%	6 Month LIBOR	Mar 2039	(137,731)	(399,507)	(537,238)
	HSBC Bank USA	1,800,000	GBP	Fixed 4.250%	6 Month LIBOR	Jun 2036	—	(393,746)	(393,746)
	JPMorgan Chase Bank	2,800,000	AUD	6 Month BBR-BBSW	Fixed 6.500%	Jan 2010	(796)	49,743	48,947
	JPMorgan Chase Bank	2,000,000	EUR	FRCPXTOB	Fixed 2.028%	Oct 2011	—	91,763	91,763
	JPMorgan Chase Bank	1,900,000	EUR	FRCPXTOB	Fixed 2.353%	Oct 2016	—	(26,628)	(26,628)
	Merrill Lynch Capital Services, Inc.	6,800,000	USD	3 Month LIBOR	Fixed 4.000%	Jun 2010	(27,472)	205,273	177,801
	Merrill Lynch Capital Services, Inc.	15,546,241	BRL	CDI	Fixed 12.540%	Jan 2012	(72,932)	141,050	68,118
	Merrill Lynch Capital Services, Inc.	2,700,000	USD	Fixed 4.000%	3 Month LIBOR	Jun 2019	89,775	(406,567)	(316,792)
	Merrill Lynch Capital Services, Inc.	6,900,000	USD	Fixed 5.000%	3 Month LIBOR	Dec 2023	27,170	(1,911,041)	(1,883,871)
	Merrill Lynch Capital Services, Inc.	19,000,000	USD	Fixed 5.000%	3 Month LIBOR	Dec 2038	(1,239,088)	(7,419,015)	(8,658,103)
	Morgan Stanley Capital Services, Inc.	16,000,000	AUD	6 Month BBR-BBSW	Fixed 7.000%	Dec 2009	8,295	387,562	395,857
	Morgan Stanley Capital Services, Inc.	14,100,000	GBP	6 Month LIBOR	Fixed 5.000%	Dec 2009	(35,837)	530,884	495,047
	Morgan Stanley Capital Services, Inc.	10,400,000	EUR	6 Month EURIBOR	Fixed 4.500%	Mar 2010	(3,297)	235,592	232,295
	Morgan Stanley Capital Services, Inc.	6,245,376	BRL	CDI	Fixed 10.115%	Jan 2012	(125,076)	(135,357)	(260,433)
	Morgan Stanley Capital Services, Inc.	1,793,797	BRL	CDI	Fixed 12.540%	Jan 2012	(6,562)	14,422	7,860
	Morgan Stanley Capital Services, Inc.	2,000,000	USD	CPURNSA	Fixed 2.980%	Mar 2018	—	297,796	297,796
	Morgan Stanley Capital Services, Inc.	5,100,000	USD	Fixed 5.000%	3 Month LIBOR	Dec 2028	30,806	(1,747,772)	(1,716,966)
	Morgan Stanley Capital Services, Inc.	900,000	USD	Fixed 5.000%	3 Month LIBOR	Dec 2038	(57,824)	(352,297)	(410,121)
	Morgan Stanley Capital Services, Inc.	4,200,000	GBP	6 Month LIBOR	Fixed 5.000%	Sep 2013	(62,552)	512,564	450,012
	Royal Bank of Canada	1,800,000	AUD	6 month BBR-BBSW	Fixed 6.500%	Jan 2010	(947)	32,413	31,466
	The Royal Bank of Scotland PLC	3,000,000	USD	Fixed 5.500%	CMM	May 2009	115,696	(621,402)	(505,706)
	The Royal Bank of Scotland PLC	3,100,000	USD	Fixed 5.000%	3 Month LIBOR	Dec 2038	(213,774)	(1,198,864)	(1,412,638)
	The Royal Bank of Scotland PLC	28,600,000	USD	3 Month LIBOR	Fixed 4.000%	Jun 2010	(120,621)	868,431	747,810
	The Royal Bank of Scotland PLC	8,500,000	GBP	6 Month LIBOR	Fixed 5.000%	Sep 2010	(135,441)	565,073	429,632
	The Royal Bank of Scotland PLC	1,900,000	EUR	FRCPXTOB	Fixed 1.955%	Mar 2012	—	45,027	45,027
	The Royal Bank of Scotland PLC	1,200,000	EUR	FRCPXTOB	Fixed 1.950%	Mar 2012	—	27,722	27,722

97

FINANCIAL INSTRUMENTS, CONTINUED

PORTFOLIO	COUNTERPARTY	NOTIONAL AMOUNT	CURRENCY	PAYMENTS MADE BY FUND	PAYMENTS RECEIVED BY FUND	MATURITY DATE	UNAMORTIZED UPFRONT PAYMENT PAID (RECEIVED)*	UNREALIZED APPRECIATION (DEPRECIATION)	MARKET VALUE
Real Return Bond Trust (continued)
	The Royal Bank of Scotland PLC	4,300,000	USD	3 Month LIBOR	Fixed 4.000%	Jun 2016	$322,500	$97,743	$420,243
	The Royal Bank of Scotland PLC	6,100,000	GBP	UKRPI	Fixed 3.183%	Dec 2017	4,042	669,250	673,292
	The Royal Bank of Scotland PLC	31,700,000	USD	Fixed 4.000%	3 Month LIBOR	Jun 2019	(544,385)	(3,174,989)	(3,719,374)
	The Royal Bank of Scotland PLC	2,000,000	USD	Fixed 4.000%	3 Month LIBOR	Jun 2024	(241,900)	(35,828)	(277,728)
	The Royal Bank of Scotland PLC	1,300,000	GBP	UKRPI	Fixed 3.440%	Sep 2027	—	27,613	27,613
	The Royal Bank of Scotland PLC	200,000	USD	Fixed 3.000%	3 Month LIBOR	Jun 2029	(9,350)	5,124	(4,226)
	UBS AG	2,700,000	EUR	FRCPXTOB	Fixed 2.146%	Oct 2010	—	143,678	143,678
	UBS AG	4,100,000	EUR	FRCPXTOB	Fixed 2.095%	Oct 2011	—	207,946	207,946
	UBS AG	2,000,000	EUR	FRCPXTOB	Fixed 2.350%	Oct 2016	—	(32,549)	(32,549)
	UBS AG	2,000,000	EUR	Fixed 2.275%	FRCPXTOB	Oct 2016	—	19,030	19,030
							($2,386,690)	($37,210,670)	($39,597,360)

Spectrum Income Trust
	JPMorgan Chase Bank	830,000,000	KRW	3M KW-CDC	Fixed 5.285%	Jun 2012	—	$42,550	$42,550
	JPMorgan Chase Bank	232,000,000	KRW	3M KW-CDC	Fixed 5.055%	Jun 2012		9,843	9,843
	JPMorgan Chase Bank	608,000,000	KRW	3M KW-CDC	Fixed 5.200%	Jun 2012	—	28,755	28,755
	JPMorgan Chase Bank	608,000,000	KRW	3M KW-CDC	Fixed 5.180%	Jun 2012	—	28,438	28,438
	JPMorgan Chase Bank	852,500,000	KRW	3M KW-CDC	Fixed 3.590%	Dec 2013	—	43,607	43,607
							—	$153,193	$153,193

Total Return Trust
	Bank of America N.A.	10,400,000	USD	Fixed 5.000%	3 Month LIBOR	Dec 2028	$127,184	($3,628,448)	($3,501,264)
	Bank of America N.A.	22,800,000	USD	Fixed 5.000%	3 Month LIBOR	Dec 2038	335,125	(10,724,848)	(10,389,723)
	Barclays Bank PLC	8,000,000	GBP	6 Month LIBOR	Fixed 6.000%	Mar 2009	15,931	(30,796)	(14,865)
	Barclays Bank PLC	8,500,000	GBP	6 Month LIBOR	Fixed 5.000%	Jun 2009	(68,114)	170,272	102,158
	Barclays Bank PLC	8,200,613	BRL	CDI	Fixed 11.360%	Jan 2010	—	(65,369)	(65,369)
	Barclays Bank PLC	4,800,000	EUR	FRCPXTOB	Fixed 2.103%	Oct 2010	—	232,471	232,471
	Barclays Bank PLC	5,400,000	USD	3 Month LIBOR	Fixed 4.000%	Dec 2010	6,318	112,907	119,225
	Barclays Bank PLC	700,000	EUR	FRCPXTOB	Fixed 1.960%	Apr 2012	—	17,616	17,616
	Barclays Bank PLC	1,800,000	GBP	Fixed 4.000%	6 Month LIBOR	Dec 2036	203,991	(496,020)	(292,029)
	Barclays Bank PLC	30,700,000	USD	Fixed 5.000%	3 Month LIBOR	Dec 2018	—	(6,643,183)	(6,643,183)
	BNP Paribas Securities Corp.	16,500,000	USD	3 Month LIBOR	Fixed 0.763%	Feb 2009	358	164,127	164,485
	BNP Paribas Securities Corp.	8,400,000	USD	3 Month LIBOR	Fixed 0.710%	Feb 2009	342	17,879	18,221
	BNP Paribas Securities Corp.	1,100,000	EUR	FRCPXTOB	Fixed 2.090%	Oct 2010	—	50,107	50,107
	BNP Paribas Securities Corp.	4,400,000	EUR	6 Month EURIBOR	Fixed 4.500%	Mar 2014	(66,113)	410,967	344,854
	Citibank N.A	2,000,000	USD	Fixed 3.000%	3 Month LIBOR	Jun 2029	(170,700)	128,437	(42,263)
	Citibank N.A	5,400,000	USD	Fixed 5.000%	3 Month LIBOR	Dec 2038	93,276	(2,554,000)	(2,460,724)
	Credit Suisse International	1,700,000	GBP	6 Month LIBOR	Fixed 5.000%	Jun 2009	(10,687)	31,119	20,432
	Credit Suisse International	23,000,000	USD	3 Month LIBOR	Fixed 4.000%	Jun 2011	871,010	172,339	1,043,349
	Credit Suisse International	34,200,000	USD	Fixed 4.000%	3 Month LIBOR	Jun 2024	(5,796,900)	1,047,751	(4,749,149)
	Credit Suisse International	37,400,000	USD	Fixed 3.000%	3 Month LIBOR	Jun 2029	(2,288,880)	1,498,569	(790,311)
	Deutsche Bank AG	16,700,000	USD	3 Month LIBOR	Fixed 4.000%	Jun 2011	526,328	231,234	757,562
	Deutsche Bank AG	4,100,000	AUD	6 Month BBR-BBSW	Fixed 7.000%	Mar 2013	25,163	260,368	285,531
	Deutsche Bank AG	1,800,000	GBP	6 Month LIBOR	Fixed 5.000%	Mar 2014	905	220,080	220,985
	Deutsche Bank AG	3,700,000	GBP	Fixed 4.000%	6 month LIBOR	Dec 2036	992,024	(1,592,305)	(600,281)
	Goldman Sachs	1,300,000	GBP	6 Month LIBOR	Fixed 5.250%	Mar 2014	(253)	181,300	181,047
	HSBC Bank USA	384,359	BRL	CDI	Fixed 14.765%	Jan 2012	4,343	9,822	14,165
	HSBC Bank USA	4,400,000	GBP	6 Month LIBOR	Fixed 5.000%	Sep 2013	42,839	428,654	471,493
	HSBC Bank USA	2,900,000	GBP	6 Month LIBOR	Fixed 5.100%	Sep 2013	(6,938)	340,439	333,501
	HSBC Bank USA	3,200,000	GBP	Fixed 4.000%	6 Month LIBOR	Dec 2036	478,389	(997,543)	(519,154)
	Merrill Lynch Capital Services, Inc.	2,844,786	BRL	CDI	Fixed 12.948%	Jan 2010	1,170	26,384	27,554
	Merrill Lynch Capital Services, Inc.	7,510,315	BRL	CDI	Fixed 11.430%	Jan 2010	—	(53,929)	(53,929)
	Merrill Lynch Capital Services, Inc.	23,800,000	USD	3 Month LIBOR	Fixed 4.000%	Jun 2011	536,452	543,187	1,079,639
	Merrill Lynch Capital Services, Inc.	6,660,541	BRL	CDI	Fixed 11.980%	Jan 2012	—	(33,254)	(33,254)
	Merrill Lynch Capital Services, Inc.	1,262,894	BRL	CDI	Fixed 14.765%	Jan 2012	8,861	37,681	46,542
	Merrill Lynch Capital Services, Inc.	800,000	GBP	Fixed 4.000%	6 Month LIBOR	Dec 2035	—	(74,692)	(74,692)
	Merrill Lynch Capital Services, Inc.	13,000,000	USD	Fixed 5.000%	3 Month LIBOR	Dec 2038	(568,816)	(5,355,149)	(5,923,965)
	Morgan Stanley Capital Services, Inc.	4,372,783	BRL	CDI	Fixed 12.670%	Jan 2010	(4,677)	19,882	15,205
	Morgan Stanley Capital Services, Inc.	6,959,778	BRL	CDI	Fixed 12.780%	Jan 2010	1,966	51,211	53,177
	Morgan Stanley Capital Services, Inc.	25,000,000	USD	3 Month LIBOR	Fixed 4.000%	Jun 2010	(67,125)	720,805	653,680
	Morgan Stanley Capital Services, Inc.	2,400,000	USD	Fixed 5.000%	3 Month LIBOR	Dec 2028	(23,971)	(784,013)	(807,984)
	Morgan Stanley Capital Services, Inc.	6,600,000	USD	Fixed 5.000%	3 Month LIBOR	Dec 2038	134,952	(3,142,504)	(3,007,552)
	The Royal Bank of Scotland PLC	7,400,000	GBP	6 Month LIBOR	Fixed 6.000%	Mar 2009	15,808	(29,558)	(13,750)
	The Royal Bank of Scotland PLC	34,000,000	USD	3 Month LIBOR	Fixed 4.000%	Jun 2010	(79,730)	968,735	889,005

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FINANCIAL INSTRUMENTS, CONTINUED

PORTFOLIO	COUNTERPARTY	NOTIONAL AMOUNT	CURRENCY	PAYMENTS MADE BY FUND	PAYMENTS RECEIVED BY FUND	MATURITY DATE	UNAMORTIZED UPFRONT PAYMENT PAID (RECEIVED)*	UNREALIZED APPRECIATION (DEPRECIATION)	MARKET VALUE
Total Return Trust (continued)
	The Royal Bank of Scotland PLC	451,600,000	USD	3 Month LIBOR	Fixed 3.150%	Dec 2010	—	$14,613,722	$14,613,722
	The Royal Bank of Scotland PLC	22,600,000	USD	3 Month LIBOR	Fixed 4.000%	Jun 2011	$517,088	508,116	1,025,204
	The Royal Bank of Scotland PLC	1,900,000	EUR	FRCPXTOB	Fixed 1.955%	Mar 2012	—	45,027	45,027
	The Royal Bank of Scotland PLC	3,000,000	EUR	FRCPXTOB	Fixed 1.950%	Mar 2012	—	69,305	69,305
	The Royal Bank of Scotland PLC	3,000,000	GBP	6 Month LIBOR	Fixed 5.250%	Mar 2014	(2,338)	420,139	417,801
	The Royal Bank of Scotland PLC	2,500,000	USD	Fixed 4.000%	3 Month LIBOR	Jun 2016	(201,375)	(42,952)	(244,327)
	The Royal Bank of Scotland PLC	3,600,000	USD	Fixed 5.000%	3 Month LIBOR	Dec 2028	25,457	(1,237,433)	(1,211,976)
	The Royal Bank of Scotland PLC	500,000	USD	Fixed 3.000%	3 Month LIBOR	Jun 2029	(23,375)	12,809	(10,566)
	The Royal Bank of Scotland PLC	4,900,000	GBP	Fixed 4.000%	6 Month LIBOR	Dec 2036	700,620	(1,495,647)	(795,027)
	The Royal Bank of Scotland PLC	7,300,000	USD	Fixed 5.000%	3 Month LIBOR	Dec 2038	(267,126)	(3,059,408)	(3,326,534)
	UBS AG	4,387,481	BRL	CDI	Fixed 12.410%	Jan 2010	(5,863)	20,671	14,808
	UBS AG	4,000,000	AUD	3 Month BBR-BBSW	Fixed 7.500%	Mar 2010	(11,159)	131,048	119,889
	UBS AG	70,500,000	AUD	3 Month BBR-BBSW	Fixed 7.000%	Jun 2010	221,181	1,603,838	1,825,019
	UBS AG	1,100,000	EUR	FRCPXTOB	Fixed 2.146%	Oct 2010	—	58,536	58,536
	UBS AG	25,100,000	AUD	6 Month BBR-BBSW	Fixed 7.500%	Mar 2011	106,228	1,210,312	1,316,540
	UBS AG	8,069,817	BRL	CDI	Fixed 10.575%	Jan 2012	(160,572)	(96,094)	(256,666)
	UBS AG	7,414,361	BRL	CDI	Fixed 12.540%	Jan 2012	(5,267)	37,754	32,487
							($3,836,670)	($15,311,525)	($19,148,195)

*	The Statement of Assets and Liabilities includes an additional unamortized upfront payment (received)/paid of $32,586 for Global Bond Trust and $3,476 for Total Return Trust, as a result of unsettled interest rate swap contracts.

The Portfolios had the following interest rate caps and floors open at December 31, 2008:

PORTFOLIO	COUNTERPARTY	NOTIONAL AMOUNT	CURRENCY	PAY/RECEIVE FLOATING RATE	FLOATING RATE INDEX	CAP/ FLOOR	STRIKE RATE	MATURITY DATE	UNAMORTIZED UPFRONT PAYMENT MADE (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)	MARKET VALUE
Global Bond Trust
	Merrill Lynch Capital Services, Inc.	8,000,000	USD	Receive *	USD-CMM30- FNMA rate	Cap	5.500%	May 2009	$36,128	($1,384,676)	($1,348,548)
									$36,128	($1,384,676)	($1,348,548)
Real Return Bond Trust
	Merrill Lynch Capital Services, Inc.	6,200,000	USD	Receive *	USD-CMM30- FNMA rate	Cap	5.500%	May 2009	($1,069,438)	$24,313	($1,045,125)
									($1,069.438)	$24,313	($1,045,125)
Total Return Trust
	Merrill Lynch Capital Services, Inc.	5,700,000	USD	Receive *	USD-CMM30- FNMA rate	Cap	5.000%	Feb 2009	$389,813	($1,013,972)	($624,159)
	Merrill Lynch Capital Services, Inc.	6,900,000	USD	Receive *	USD-CMM30- FNMA rate	Cap	5.500%	May 2009	31,160	(1,194,283)	(1,163,123)
									$420,973	($2,208,255)	($1,787,282)

*	The Fund will receive payment if the floating rate index is above the strike rate. If the floating rate index is below the strike rate, the Fund will pay the counterparty.

Credit Default Swap Agreements  Credit default swaps (CDS) involve the exchange of a fixed rate premium (paid by “the Buyer”) for protection against the loss in value of an underlying debt instrument, referenced entity or index, in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a “guarantor“ (the Seller), receiving a periodic payment that is a fixed percentage applied to a notional principal amount. In return, the party agrees to remedies which are specified within the credit default agreement and are dependent on the referenced obligation, entity or credit index. The Portfolio may enter into CDS, in which the Portfolio may act as the Buyer or Seller. By acting as the Seller, the Portfolio effectively adds leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is the Seller and a credit event occurs, the Portfolio will either pay to the Buyer the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising the referenced index, or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is the Buyer of protection and a credit event occurs, the Portfolio will either receive an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations, or underlying securities comprising the referenced index, or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers, considering either industry standard recovery rates or entity specific factors and considerations, until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

CDS agreements on corporate issues, sovereign issues of an emerging country and asset-backed securities, involve the Buyer making a stream of payments to the Seller in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs on corporate issues, or sovereign issues of an emerging country and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result

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FINANCIAL INSTRUMENTS, CONTINUED

in a cheapest-to-deliver option (the Buyer’s right to choose the deliverable obligation with the lowest value following a credit event). Deliverable obligations on CDS on asset-backed securities would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns and other write down or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. The Portfolio may use CDS on these types of securities to provide a measure of protection against defaults of the issuers, or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

CDS agreements on credit indices involve the Buyer making a stream of payments to the seller in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the CDS market, based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using CDS with standardized terms, including a fixed spread and standard maturity dates. An index CDS references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every year, and for most indices, each name has an equal weight in the index. The Portfolio may use CDS on credit indices to hedge a portfolio of CDS or bonds with a CDS on indices, which is less expensive than it would be to buy many CDS to achieve a similar effect. CDS on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of CDS agreements on corporate issues or sovereign issues of an emerging country as of period end, are disclosed in the footnotes to the Schedules of Investments and serve as an indicator of the current status of the payment/performance risk, and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For CDS agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as the Seller could be required to make under a CDS agreement, would be an amount equal to the notional amount of the agreement. Notional amounts of all CDS agreements outstanding as of December 31, 2008, for which the Portfolio is the Seller, are disclosed in the footnotes to the tables below. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection CDS agreements entered into by the Portfolio for the same referenced entity or entities.

The Portfolios had the following credit default swap contracts1 open at December 31, 2008:

PORTFOLIO	COUNTERPARTY	REFERENCE OBLIGATION	NOTIONAL AMOUNT[2]	CURRENCY	BUY/SELL PROTECTION	(PAY)/ RECEIVED FIXED RATE	MATURITY DATE	IMPLIED CREDIT SPREAD AT 12-31-2008[3]	UNAMORTIZED UPFRONT PAYMENT PAID (RECEIVED)*	UNREALIZED APPRECIATION (DEPRECIATION)	MARKET VALUE[4]
Global Bond Trust
	Bank of America N.A.	CNA Financial Corp.	4,000,000	USD	Buy	(0.940)%	Dec 2014	n/a	—	$526,688	$526,688
	Bank of America N.A.	Computer Sciences Corp.	3,000,000	USD	Buy	(0.970)%	Mar 2018	n/a	—	6,184	6,184
	Bank of America N.A.	Rio Tinto Alcan, Inc.	1,200,000	USD	Buy	(0.290)%	Mar 2011	n/a	—	58,014	58,014
	Bank of America N.A.	Autozone, Inc.	1,500,000	USD	Buy	(0.600)%	Jun 2017	n/a	—	81,811	81,811
	Bank of America N.A.	CDX.NA.IG.8	15,616,000	USD	Buy	(0.600)%	Jun 2017	n/a	$200,804	832,182	1,032,986
	Bank of America N.A.	Consumers Energy Company	700,000	USD	Buy	(0.090)%	Mar 2012	n/a	—	67,339	67,339
	Bank of America N.A.	Federated Department Stores, Inc.	300,000	USD	Buy	(0.190)%	Sep 2009	n/a	—	15,509	15,509
	Bank of America N.A.	Ford Motor Credit Company, LLC	1,500,000	USD	Sell	3.950%	Dec 2012	10.38%	—	(283,471)	(283,471)
	Bank of America N.A.	GMAC, LLC	900,000	USD	Sell	8.850%	Mar 2009	9.74%	—	1,140	1,140
	Bank of America N.A.	Marsh & Mclennan Companies, Inc.	3,000,000	USD	Buy	(0.990)%	Sep 2015	n/a	—	(36,829)	(36,829)
	Bank of America N.A.	Nordstrom, Inc.	3,000,000	USD	Buy	(1.120)%	Mar 2018	n/a	—	656,794	656,794
	Bank of America N.A.	Prologis	2,000,000	USD	Buy	(1.480)%	Dec 2015	n/a	—	735,243	735,243
	Bank of America N.A.	Spectra Energy Capital, LLC	3,000,000	USD	Buy	(1.180)%	Jun 2018	n/a	—	155,108	155,108
	Bank of America N.A.	Starwood Hotels & Resorts Worldwide, Inc.	3,000,000	USD	Buy	(1.490)%	Jun 2018	n/a	—	780,359	780,359
	Barclays Bank PLC	Bank of America Corp.	1,800,000	USD	Buy	(1.700)%	Dec 2013	n/a	—	(43,430)	(43,430)
	Barclays Bank PLC	Citigroup, Inc.	9,000,000	USD	Buy	(0.870)%	Jun 2018	n/a	—	584,554	584,554
	Barclays Bank PLC	Deutsche Bank Aktiengesellschaft	2,500,000	USD	Buy	(0.760)%	Sep 2013	n/a	—	58,388	58,388
	Barclays Bank PLC	Morgan Stanley	4,300,000	USD	Buy	(1.800)%	Sep 2018	n/a	—	461,268	461,268
	Barclays Bank PLC	Sealed Air Corp.	3,000,000	USD	Buy	(1.035)%	Sep 2013	n/a	—	451,030	451,030
	Barclays Bank PLC	CDX.NA.IG.8	94,476,800	USD	Buy	(0.600)%	Jun 2017	n/a	2,994,078	3,252,633	6,246,711
	Barclays Bank PLC	CDX.NA.IG.8	19,715,200	USD	Buy	(0.600)%	Jun 2017	n/a	227,394	1,076,751	1,304,145
	Barclays Bank PLC	Citigroup, Inc.	6,200,000	USD	Buy	(1.350)%	Sep 2018	n/a	—	191,637	191,637
	Barclays Bank PLC	General Electric Capital Corp.	500,000	USD	Sell	0.750%	Jun 2010	4.50%	—	(26,036)	(26,036)
	Barclays Bank PLC	ITRAXX Europe SUB Financials Series 8 Version 1	12,500,000	EUR	Buy	(0.700)%	Dec 2012	n/a	12,677	756,325	769,002
	Barclays Bank PLC	Kingdom of Spain	33,200,000	USD	Sell	0.260%	Mar 2013	0.94%	—	(899,304)	(899,304)
	Barclays Bank PLC	National Grid PLC	1,700,000	USD	Buy	(0.2075)%	Jun 2011	n/a	—	101,268	101,268
	Barclays Bank PLC	SLM Corp.	1,600,000	USD	Sell	4.000%	Mar 2009	11.54%	—	(23,917)	(23,917)
	Barclays Bank PLC	The Goldman Sachs Group, Inc.	700,000	USD	Buy	(1.520)%	Jun 2013	n/a	—	38,425	38,425
	Bear Stearns International, Ltd.	CNA Financial Corp.	900,000	USD	Buy	(0.440)%	Sep 2011	n/a	—	89,805	89,805
	Bear Stearns International, Ltd.	Daimler Chrysler AG	300,000	USD	Buy	(0.520)%	Jun 2010	n/a	—	23,342	23,342

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PORTFOLIO	COUNTERPARTY	REFERENCE OBLIGATION	NOTIONAL AMOUNT[2]	CURRENCY	BUY/SELL PROTECTION	(PAY)/ RECEIVED FIXED RATE	MATURITY DATE	IMPLIED CREDIT SPREAD AT 12-31-2008[3]	UNAMORTIZED UPFRONT PAYMENT PAID (RECEIVED)*	UNREALIZED APPRECIATION (DEPRECIATION)	MARKET VALUE[4]
Global Bond Trust (continued)
	Bear Stearns International, Ltd.	Diamond Offshore Drilling, Inc.	500,000	USD	Buy	(0.230)%	Jun 2012	n/a	—	$24,614	$24,614
	Bear Stearns International, Ltd.	Goldman Sachs Group, Inc.	1,100,000	USD	Buy	(0.330)%	Mar 2016	n/a	—	148,759	148,759
	Bear Stearns International, Ltd.	Kraft Foods, Inc.	1,300,000	USD	Buy	(0.170)%	Jun 2012	n/a	—	34,688	34,688
	Bear Stearns International, Ltd.	Loews Corp.	400,000	USD	Buy	(0.330)%	Mar 2016	n/a	—	13,979	13,979
	Bear Stearns International, Ltd.	Morgan Stanley	1,000,000	USD	Buy	(0.285)%	Dec 2015	n/a	—	178,570	178,570
	Bear Stearns International, Ltd.	Nisource Finance Corp.	400,000	USD	Buy	(0.620)%	Sep 2014	n/a	—	93,141	93,141
	Bear Stearns International, Ltd.	Ryder System, Inc.	1,100,000	USD	Buy	(0.460)%	Dec 2016	n/a	—	152,770	152,770
	Bear Stearns International, Ltd.	Sprint Nextel Corp.	1,400,000	USD	Buy	(1.125)%	Dec 2016	n/a	—	426,809	426,809
	BNP Paribas Securities Corp.	JP Morgan Chase & Company	2,700,000	USD	Buy	(0.737)%	Mar 2018	n/a	—	78,749	78,749
	BNP Paribas Securities Corp.	The Bear Stearns Companies, Inc.	5,900,000	USD	Buy	(2.180)%	Mar 2018	n/a	—	(497,050)	(497,050)
	Citibank N.A.	General Electric Capital Corp.	1,900,000	USD	Sell	0.950%	Sep 2009	4.55%	—	(47,982)	(47,982)
	Citibank N.A.	The Goldman Sachs Group, Inc.	1,200,000	USD	Buy	(3.550)%	Sep 2013	n/a	—	(30,569)	(30,569)
	Citibank N.A.	The Goldman Sachs Group, Inc.	1,000,000	USD	Buy	(1.370)%	Jun 2018	n/a	—	84,213	84,213
	Citibank N.A.	Autozone, Inc.	800,000	USD	Buy	(0.680)%	Dec 2012	n/a	—	23,903	23,903
	Citibank N.A.	Darden Restaurants, Inc.	3,000,000	USD	Buy	(1.450)%	Dec 2017	n/a	—	77,786	77,786
	Citibank N.A.	GMAC, LLC	700,000	USD	Sell	8.650%	Mar 2009	9.74%	—	197	197
	Citibank N.A.	Pearson PLC	3,000,000	USD	Buy	(0.570)%	Jun 2013	n/a	—	136,808	136,808
	Citibank N.A.	Sara Lee Corp.	800,000	USD	Buy	(0.330)%	Sep 2011	n/a	—	8,102	8,102
	Citibank N.A.	Sealed Air Corp.	1,200,000	USD	Buy	(0.590)%	Sep 2013	n/a	—	200,866	200,866
	Citibank N.A.	SLM Corp.	1,800,000	USD	Sell	4.300%	Mar 2009	11.54%	—	(25,584)	(25,584)
	Citibank N.A.	Valero Energy Corp.	3,000,000	USD	Buy	(1.120)%	Jun 2017	n/a	—	445,685	445,685
	Credit Suisse International	Citigroup, Inc.	1,400,000	USD	Buy	(3.550)%	Dec 2013	n/a	—	(104,267)	(104,267)
	Credit Suisse International	Johnson Controls, Inc.	900,000	USD	Buy	(0.240)%	Mar 2011	n/a	—	89,779	89,779
	Credit Suisse International	Russian Federation	2,000,000	USD	Sell	0.450%	Jan 2009	9.64%	—	(5,474)	(5,474)
	Deutsche Bank AG	ABX.HE.AAA.06-2	1,000,000	USD	Sell	0.110%	May 2046	n/a	($373,694)	(126,194)	(499,888)
	Deutsche Bank AG	ACE Limited	500,000	USD	Buy	(0.390)%	Jun 2014	n/a	—	15,342	15,342
	Deutsche Bank AG	Bank of America Corp.	1,100,000	USD	Buy	(1.720)%	Dec 2013	n/a	—	(27,561)	(27,561)
	Deutsche Bank AG	Barclays Bank PLC	3,900,000	EUR	Buy	(4.350)%	Sep 2013	n/a	—	(448,676)	(448,676)
	Deutsche Bank AG	Bellsouth Corp.	1,000,000	USD	Buy	(0.395)%	Sep 2014	n/a	—	27,116	27,116
	Deutsche Bank AG	CDX.NA.IG.9	8,198,400	USD	Buy	(0.800)%	Dec 2017	n/a	283,738	132,631	416,369
	Deutsche Bank AG	Credit Suisse Group, Ltd.	11,800,000	USD	Buy	(1.960)%	Jun 2013	n/a	—	(87,045)	(87,045)
	Deutsche Bank AG	GMAC, LLC	1,500,000	USD	Sell	9.500%	Mar 2009	9.74%	—	3,654	3,654
	Deutsche Bank AG	Itraxx Europe Series 9 Version 1	24,900,000	EUR	Buy	(1.750)%	Jun 2018	n/a	(2,285,632)	1,682,426	(603,206)
	Deutsche Bank AG	Marsh & Mclennan Companies, Inc.	2,000,000	USD	Buy	(0.800)%	Sep 2015	n/a	—	(1,132)	(1,132)
	Deutsche Bank AG	Merrill Lynch Capital Services, Inc.	1,200,000	USD	Buy	(4.450)%	Dec 2013	n/a	—	(158,849)	(158,849)
	Deutsche Bank AG	Nabors Industries, Inc.	3,000,000	USD	Buy	(0.630)%	Mar 2018	n/a	—	713,952	713,952
	Deutsche Bank AG	SLM Corp.	3,100,000	USD	Sell	3.050%	Mar 2009	11.54%	—	(53,548)	(53,548)
	Deutsche Bank AG	Spectra Energy Capital, LLC	1,000,000	USD	Buy	(1.200)%	Jun 2018	n/a	—	50,251	50,251
	Deutsche Bank AG	Tate & Lyle PLC	400,000	USD	Buy	(0.510)%	Dec 2014	n/a	—	17,430	17,430
	Goldman Sachs	Berkshire Hathaway Fin.	1,500,000	USD	Sell	0.980%	Sep 2013	3.24%	—	(135,827)	(135,827)
	Goldman Sachs	CDX.NA.IG.10	5,660,800	USD	Buy	(1.550)%	Jun 2013	n/a	(39,790)	172,595	132,805
	Goldman Sachs	CDX.NA.IG.10	15,713,600	USD	Buy	(1.500)%	Jun 2018	n/a	(499,435)	514,181	14,746
	Goldman Sachs	Morgan Stanley	1,000,000	USD	Buy	(4.750)%	Sep 2013	n/a	—	(23,558)	(23,558)
	HSBC Bank USA	GAZPROM	1,000,000	USD	Sell	1.500%	Jan 2009	12.73%	—	549	549
	JPMorgan Chase Bank, NA	CNA Financial Corp.	700,000	USD	Buy	(0.440)%	Sep 2011	n/a	—	69,866	69,866
	JPMorgan Chase Bank, NA	Federative Republic of Brazil	4,300,000	USD	Sell	1.345%	Aug 2011	2.82%	—	(137,978)	(137,978)
	JPMorgan Chase Bank, NA	Health Care Property Investors, Inc.	300,000	USD	Buy	(0.610)%	Sep 2011	n/a	—	82,585	82,585
	Merrill Lynch International	Boston Scientific Corp.	1,000,000	USD	Buy	(0.510)%	Jun 2011	n/a	—	48,515	48,515
	Merrill Lynch International	Exelon Corp.	1,000,000	USD	Buy	(0.520)%	Jun 2015	n/a	—	204,698	204,698
	Merrill Lynch International	Federative Republic of Brazil	6,300,000	USD	Sell	1.340%	Aug 2011	2.82%	—	(203,058)	(203,058)
	Merrill Lynch International	International Lease Finance Corp.	1,100,000	USD	Buy	(0.130)%	Mar 2012	n/a	—	251,312	251,312
	Merrill Lynch International	Xerox Corp.	1,300,000	USD	Buy	(0.130)%	Jan 2009	n/a	—	1,707	1,707
	Morgan Stanley Capital Services, Inc.	Alcoa, Inc.	3,000,000	USD	Buy	(0.850)%	Mar 2012	n/a	—	470,733	470,733
	Morgan Stanley Capital Services, Inc.	CDX.NA.IG.10	2,928,000	USD	Buy	(1.550)%	Jun 2013	n/a	(10,480)	76,150	65,670
	Morgan Stanley Capital Services, Inc.	CDX.NA.IG.11	300,000	USD	Buy	(1.500)%	Dec 2013	n/a	6,494	(627)	5,867
	Morgan Stanley Capital Services, Inc.	Federative Republic of Brazil	6,600,000	USD	Sell	1.380%	Aug 2011	2.82%	—	(205,151)	(205,151)
	Morgan Stanley Capital Services, Inc.	JSC “Gazprom”	900,000	USD	Sell	1.710%	Apr 2009	12.82%	—	(26,542)	(26,542)
	Morgan Stanley Capital Services, Inc.	Lockheed Martin Corp.	1,100,000	USD	Buy	(0.089)%	Jun 2012	n/a	—	16,654	16,654
	Morgan Stanley Capital Services, Inc.	Masco Corp.	300,000	USD	Buy	(0.580)%	Sep 2012	n/a	—	38,909	38,909

101

FINANCIAL INSTRUMENTS, CONTINUED

PORTFOLIO	COUNTERPARTY	REFERENCE OBLIGATION	NOTIONAL AMOUNT[2]	CURRENCY	BUY/SELL PROTECTION	(PAY)/ RECEIVED FIXED RATE	MATURITY DATE	IMPLIED CREDIT SPREAD AT 12-31-2008[3]	UNAMORTIZED UPFRONT PAYMENT PAID (RECEIVED)*	UNREALIZED APPRECIATION (DEPRECIATION)	MARKET VALUE[4]
Global Bond Trust (continued)
	Morgan Stanley Capital Services, Inc.	Progress Energy, Inc.	1,000,000	USD	Buy	(0.105)%	Jun 2012	n/a	—	$20,888	$20,888
	Morgan Stanley Capital Services, Inc.	Russia	2,000,000	USD	Sell	0.460%	Jan 2009	9.64%	—	(5,358)	(5,358)
	Morgan Stanley Capital Services, Inc.	Simon Property Group, L.P.	3,000,000	USD	Buy	(0.885)%	Jun 2018	n/a	—	889,941	889,941
	Morgan Stanley Capital Services, Inc.	Spectra Energy Capital, LLC	1,000,000	USD	Buy	(1.150)%	Jun 2018	n/a	—	54,044	54,044
	Morgan Stanley Capital Services, Inc.	Viacom, Inc.	300,000	USD	Buy	(0.640)%	Jun 2011	n/a	—	20,940	20,940
	RBC Dominion	Daimler Chrysler AG	1,000,000	USD	Buy	(0.350)%	Jun 2009	n/a	—	27,955	27,955
	RBC Dominion	JP Morgan Chase & Company	700,000	USD	Buy	(0.310)%	Mar 2016	n/a	—	48,218	48,218
	The Royal Bank of Scotland PLC	American General Finance Corp.	3,000,000	USD	Buy	(1.820)%	Dec 2017	n/a	—	1,540,725	1,540,725
	The Royal Bank of Scotland PLC	Autozone, Inc.	3,000,000	USD	Buy	(0.920)%	Jun 2013	n/a	—	70,108	70,108
	The Royal Bank of Scotland PLC	Canadian Natural Resources Limited	1,100,000	USD	Buy	(0.191)%	Sep 2011	n/a	—	142,785	142,785
	The Royal Bank of Scotland PLC	CVS Corp.	300,000	USD	Buy	(0.240)%	Sep 2011	n/a	—	5,557	5,557
	The Royal Bank of Scotland PLC	Daimler Chrysler AG	400,000	USD	Buy	(0.620)%	Sep 2011	n/a	—	44,497	44,497
	The Royal Bank of Scotland PLC	Gatx Corp.	3,000,000	USD	Buy	(0.605)%	Mar 2012	n/a	—	227,904	227,904
	The Royal Bank of Scotland PLC	Morgan Stanley	1,200,000	USD	Buy	(1.850)%	Jun 2013	n/a	—	102,752	102,752
	The Royal Bank of Scotland PLC	Morgan Stanley	1,100,000	USD	Buy	(0.295)%	Dec 2015	n/a	—	195,849	195,849
	The Royal Bank of Scotland PLC	Radioshack Corp.	4,000,000	USD	Buy	(1.430)%	Jun 2013	n/a	—	97,042	97,042
	The Royal Bank of Scotland PLC	The Bear Stearns Companies, Inc.	900,000	USD	Buy	(2.223)%	Mar 2018	n/a	—	(78,975)	(78,975)
	The Royal Bank of Scotland PLC	The Cleveland Electric Illuminating Company	3,000,000	USD	Buy	(0.940)%	Jun 2017	n/a	—	71,597	71,597
	UBS AG	Amgen, Inc.	6,000,000	USD	Buy	(1.000)%	Jun 2018	n/a	—	(62,851)	(62,851)
	UBS AG	Boston Scientific Corp.	1,600,000	USD	Buy	(2.060)%	Jun 2016	n/a	—	40,261	40,261
	UBS AG	JP Morgan Chase & Company	1,800,000	USD	Buy	(0.730)%	Mar 2018	n/a	—	53,491	53,491
	Wachovia Capital Markets, Inc.	Global Santa Fe Corp.	700,000	USD	Buy	(0.520)%	Jun 2012	n/a	—	7,155	7,155
									$516,154	$17,667,337	$18,183,491

Investment Quality Bond Trust
	Goldman Sachs	CDS M 2.7 09-13	1,750,000	USD	Buy	(2.700)%	Sep 2013	n/a	—	$229,464	$229,464
	UBS Securities LLC	CDSCYT1.612-13	1,250,000	USD	Buy	(1.600)%	Dec 2013	n/a	—	38,324	38,324
	UBS Securities LLC	CDSRE1.812-13	1,450,000	USD	Buy	(1.800)%	Dec 2013	n/a	—	(12,505)	(12,505)
									—	$255,283	$255,283

Real Return Bond Trust
	Bank of America N.A.	CDX.NA.HY.8	2,940,000	USD	Buy	(2.750)%	Jun 2012	n/a	$51,127	$445,340	$496,467
	Bank of America N.A.	CDX.NA.IG.8	2,635,200	USD	Buy	(0.350)%	Jun 2012	n/a	26,536	132,882	159,418
	Bank of America N.A.	CDX.NA.XO.8	100,000	USD	Buy	(1.400)%	Jun 2012	n/a	2,968	15,950	18,918
	Bank of America N.A.	Xstrata Canada Corp.	1,300,000	USD	Buy	(0.910)%	Jun 2012	n/a	—	216,750	216,750
	Bank of America N.A.	GMAC, LLC	700,000	USD	Sell	7.000%	Sep 2012	8.18%	—	(23,227)	(23,227)
	Bank of America N.A.	UST, Inc.	1,900,000	USD	Buy	(0.340)%	Sep 2012	n/a	—	10,353	10,353
	Bank of America N.A.	Autozone Inc.	3,600,000	USD	Buy	(0.620)%	Dec 2012	n/a	—	115,556	115,556
	Bank of America N.A.	Masco Corp.	3,300,000	USD	Buy	(0.870)%	Dec 2012	n/a	—	419,036	419,036
	Bank of America N.A.	Liberty Mutual Group, Inc.	900,000	USD	Buy	(1.390)%	Mar 2014	n/a	—	112,825	112,825
	Bank of America N.A.	Spectra Energy Capital, LLC.	1,300,000	USD	Buy	(0.830)%	Sep 2014	n/a	—	68,084	68,084
	Bank of America N.A.	Xstrata Canada Corp.	3,900,000	USD	Buy	(1.100)%	Jun 2015	n/a	—	834,530	834,530
	Bank of America N.A.	Marsh & Mclennan Companies, Inc.	1,000,000	USD	Buy	(0.830)%	Sep 2015	n/a	—	(2,415)	(2,415)
	Bank of America N.A.	Marriott International, Inc.	5,000,000	USD	Buy	(1.730)%	Jun 2017	n/a	—	928,003	928,003
	Bank of America N.A.	Ace Limited	1,200,000	USD	Buy	(0.500)%	Mar 2018	n/a	—	47,026	47,026
	Bank of America N.A.	Nordstrom, Inc.	1,000,000	USD	Buy	(0.990)%	Mar 2018	n/a	—	226,063	226,063
	Bank of America N.A.	YUM! Brands, Inc	3,000,000	USD	Buy	(1.245)%	Mar 2018	n/a	—	77,266	77,266
	Bank of America N.A.	Baxter International, Inc.	1,100,000	USD	Buy	(0.310)%	Jun 2018	n/a	—	19,070	19,070
	Bank of America N.A.	Starwood Hotels & Resorts Worldwide, Inc.	1,000,000	USD	Buy	(1.490)%	Jun 2018	n/a	—	260,120	260,120
	Barclays Bank PLC	CDX.NA.HY.8	4,410,000	USD	Buy	(2.750)%	Jun 2012	n/a	138,009	580,123	718,132
	Barclays Bank PLC	Ford Motor Credit Company, LLC	500,000	USD	Sell	3.800%	Sep 2012	10.51%	—	(93,686)	(93,686)
	Barclays Bank PLC	GMAC, LLC	200,000	USD	Sell	3.050%	Sep 2012	8.18%	—	(30,769)	(30,769)
	Barclays Bank PLC	General Electric Capital Corp.	800,000	USD	Sell	1.010%	Mar 2013	3.93%	—	(83,021)	(83,021)
	Barclays Bank PLC	Rexam PLC	1,000,000	USD	Buy	(1.450)%	Jun 2013	n/a	—	149,520	149,520
	Barclays Bank PLC	Alcoa, Inc.	2,000,000	USD	Buy	(1.200)%	Sep 2013	n/a	—	386,824	386,824

102

FINANCIAL INSTRUMENTS, CONTINUED

PORTFOLIO	COUNTERPARTY	REFERENCE OBLIGATION	NOTIONAL AMOUNT[2]	CURRENCY	BUY/SELL PROTECTION	(PAY)/ RECEIVED FIXED RATE	MATURITY DATE	IMPLIED CREDIT SPREAD AT 12-31-2008[3]	UNAMORTIZED UPFRONT PAYMENT PAID (RECEIVED)*	UNREALIZED APPRECIATION (DEPRECIATION)	MARKET VALUE[4]
Real Return Bond Trust (continued)
	Barclays Bank PLC	Everest Reinsurance Holdings, Inc.	1,000,000	USD	Buy	(0.535)%	Dec 2014	n/a	—	$62,383	$62,383
	Barclays Bank PLC	The Black & Decker Corp.	1,000,000	USD	Buy	(1.180)%	Dec 2014	n/a	—	36,203	36,203
	Barclays Bank PLC	CDX.NA.IG.9	2,200,000	USD	Buy	(6.550)%	Dec 2017	n/a	—	716,926	716,926
	Barclays Bank PLC	CDX.NA.IG.9	4,684,800	USD	Buy	(0.800)%	Dec 2017	n/a	$59,868	178,265	238,133
	Barclays Bank PLC	Genworth Financial, Inc.	700,000	USD	Buy	(0.960)%	Jun 2018	n/a	—	377,014	377,014
	Barclays Bank PLC	Genworth Financial, Inc.	1,000,000	USD	Buy	(0.830)%	Jun 2018	n/a	—	541,802	541,802
	Bear Stearns International, Ltd.	CDX.NA.HY.8	6,860,000	USD	Buy	(2.750)%	Jun 2012	n/a	166,410	992,013	1,158,423
	Bear Stearns International, Ltd.	CDX.NA.HY.9	1,764,000	USD	Buy	(3.750)%	Dec 2012	n/a	24,748	283,946	308,694
	BNP Paribas Securities Corp.	General Electric Capital Corp.	400,000	USD	Sell	1.100%	Dec 2009	4.55%	—	(12,902)	(12,902)
	BNP Paribas Securities Corp.	International Lease Finance Corp.	800,000	USD	Buy	(1.600)%	Dec 2013	n/a	—	177,424	177,424
	BNP Paribas Securities Corp.	The Bear Stearns Companies, Inc.	3,000,000	USD	Buy	(0.810)%	Dec 2017	n/a	—	68,734	68,734
	Citibank N.A	The Bear Stearns Companies, Inc.	1,400,000	USD	Sell	0.720%	Sep 2012	0.99%	—	(12,915)	(12,915)
	Citibank N.A	Omnicom Group, Inc.	1,250,000	USD	Buy	(0.940)%	Jun 2016	n/a	—	155,082	155,082
	Citibank N.A	Masco Corp.	1,200,000	USD	Buy	(1.910)%	Dec 2016	n/a	—	148,033	148,033
	Citibank N.A	Wachovia Bank N.A.	2,000,000	USD	Buy	(2.325)%	Jun 2017	n/a	—	(160,186)	(160,186)
	Citibank N.A	Goldman Sachs Group, Inc.	2,000,000	USD	Buy	(1.130)%	Mar 2018	n/a	—	199,880	199,880
	Citibank N.A	Merrill Lynch & Co., Inc.	600,000	USD	Buy	(1.380)%	Jun 2018	n/a	—	(1,083)	(1,083)
	Credit Suisse International	The Bear Stearns Companies, Inc.	1,200,000	USD	Buy	(0.760)%	Dec 2017	n/a	—	32,113	32,113
	Credit Suisse International	The Hartford Financial Services Group, Inc.	5,500,000	USD	Buy	(5.000)%	Dec 2018	n/a	510,440	(619,415)	(108,975)
	Deutsche Bank AG	Masco Corp.	1,500,000	USD	Buy	(0.840)%	Dec 2012	n/a	—	192,015	192,015
	Deutsche Bank AG	Marsh & Mclennan Companies, Inc.	2,000,000	USD	Buy	(0.600)%	Sep 2015	n/a	—	23,521	23,521
	Deutsche Bank AG	Home Depot, Inc.	1,250,000	USD	Buy	(1.565)%	Mar 2016	n/a	—	57,824	57,824
	Deutsche Bank AG	Cardinal Health, Inc.	1,500,000	USD	Buy	(0.590)%	Jun 2017	n/a	—	21,257	21,257
	Deutsche Bank AG	Home Depot, Inc.	1,000,000	USD	Buy	(2.100)%	Sep 2017	n/a	—	188,413	188,413
	Deutsche Bank AG	The Bear Stearns Companies, Inc.	1,000,000	USD	Buy	(0.870)%	Mar 2018	n/a	—	18,702	18,702
	Deutsche Bank AG	Genworth Financial, Inc.	100,000	USD	Buy	(0.980)%	Jun 2018	n/a	—	53,810	53,810
	Deutsche Bank AG	Spectra Energy Capital, LLC.	1,000,000	USD	Buy	(0.670)%	Jun 2018	n/a	—	27,404	27,404
	Deutsche Bank AG	Alcoa, Inc.	2,000,000	USD	Buy	(1.270)%	Sep 2018	n/a	—	562,118	562,118
	Deutsche Bank AG	The Hartford Financial Services Group, Inc.	10,000,000	USD	Buy	(5.000)%	Dec 2018	n/a	976,919	(1,175,055)	(198,136)
	Goldman Sachs	GMAC, LLC	1,200,000	USD	Sell	3.050%	Sep 2012	8.18%	—	(184,617)	(184,617)
	Goldman Sachs	Autozone, Inc.	1,800,000	USD	Buy	(0.380)%	Dec 2012	n/a	—	73,723	73,723
	Goldman Sachs	Kohl’s Corp.	1,800,000	USD	Buy	(0.590)%	Dec 2012	n/a	—	142,090	142,090
	Goldman Sachs	The TJX Companies, Inc.	1,800,000	USD	Buy	(0.380)%	Dec 2012	n/a	—	55,670	55,670
	Goldman Sachs	CDX.NA.IG.10	780,800	USD	Buy	(1.550)%	Jun 2013	n/a	10,418	7,094	17,512
	Goldman Sachs	Bank of America N.A.	1,000,000	USD	Buy	(2.910)%	Mar 2018	n/a	—	294,811	294,811
	Goldman Sachs	Telecom Italia SpA	800,000	USD	Buy	(1.550)%	Jun 2018	n/a	—	129,183	129,183
	Goldman Sachs	The Travelers Companies, Inc.	1,200,000	USD	Buy	(0.590)%	Jun 2018	n/a	—	41,365	41,365
	Goldman Sachs	Alcoa, Inc.	2,000,000	USD	Buy	(1.320)%	Sep 2018	n/a	—	556,489	556,489
	JPMorgan Chase Bank, NA	Qwest Capital Funding, Inc.	1,000,000	USD	Buy	(3.250)%	Sep 2009	n/a	—	60,879	60,879
	Merrill Lynch Capital Services, Inc.	CDX.NA.HY.8	1,376,780	USD	Buy	(2.750)%	Jun 2012	n/a	27,353	204,646	231,999
	Merrill Lynch Capital Services, Inc.	CDX.NA.HY.9	800,000	USD	Sell	6.510%	Dec 2012	n/a	—	(89,806)	(89,806)
	Merrill Lynch Capital Services, Inc.	CDX.NA.HY.9	600,000	USD	Sell	6.690%	Dec 2012	n/a	—	(63,791)	(63,791)
	Merrill Lynch Capital Services, Inc.	CDX.NA.IG.9	12,200,000	USD	Buy	(0.600)%	Dec 2012	n/a	(4,219)	700,844	696,625
	Merrill Lynch Capital Services, Inc.	CDX.NA.IG.10	6,441,600	USD	Buy	(1.550)%	Jun 2013	n/a	(25,532)	169,821	144,289
	Morgan Stanley Capital Services, Inc.	CDX.NA.HY.8	1,979,600	USD	Buy	(2.750)%	Jun 2012	n/a	61,390	272,898	334,288
	Morgan Stanley Capital Services, Inc.	GMAC, LLC	600,000	USD	Sell	6.850%	Jun 2012	8.22%	—	(22,048)	(22,048)
	Morgan Stanley Capital Services, Inc.	Ford Motor Credit Company, LLC	900,000	USD	Sell	3.800%	Sep 2012	10.51%	—	(168,635)	(168,635)
	Morgan Stanley Capital Services, Inc.	The Goldman Sachs Group, Inc.	200,000	USD	Sell	0.750%	Sep 2012	3.02%	—	(14,937)	(14,937)
	Morgan Stanley Capital Services, Inc.	Staples, Inc.	1,100,000	USD	Buy	(0.530)%	Dec 2012	n/a	—	116,559	116,559
	Morgan Stanley Capital Services, Inc.	The Black & Decker Corp.	1,100,000	USD	Buy	(0.490)%	Dec 2012	n/a	—	54,068	54,068
	Morgan Stanley Capital Services, Inc.	The Sherwin-Williams Company	1,100,000	USD	Buy	(0.290)%	Dec 2012	n/a	—	49,228	49,228
	Morgan Stanley Capital Services, Inc.	V.F. Corp.	1,100,000	USD	Buy	(0.250)%	Dec 2012	n/a	—	39,078	39,078
	Morgan Stanley Capital Services, Inc.	Whirlpool Corp.	1,100,000	USD	Buy	(0.490)%	Dec 2012	n/a	—	118,009	118,009

103

FINANCIAL INSTRUMENTS, CONTINUED

PORTFOLIO	COUNTERPARTY	REFERENCE OBLIGATION	NOTIONAL AMOUNT[2]	CURRENCY	BUY/SELL PROTECTION	(PAY)/ RECEIVED FIXED RATE	MATURITY DATE	IMPLIED CREDIT SPREAD AT 12-31-2008[3]	UNAMORTIZED UPFRONT PAYMENT PAID (RECEIVED)*	UNREALIZED APPRECIATION (DEPRECIATION)	MARKET VALUE[4]
Real Return Bond Trust (continued)
	Morgan Stanley Capital Services, Inc.	CDX.NA.IG.10	7,320,000	USD	Buy	(1.550)%	Jun 2013	n/a	($44,361)	$207,699	$163,338
	Morgan Stanley Capital Services, Inc.	CDX.NA.IG.11	4,300,000	USD	Buy	(1.500)%	Dec 2013	n/a	93,086	(8,999)	84,087
	Morgan Stanley Capital Services, Inc.	Pearson PLC	2,500,000	USD	Buy	(0.750)%	Jun 2014	n/a	—	102,097	102,097
	Morgan Stanley Capital Services, Inc.	American Electric Power Company, Inc.	600,000	USD	Buy	(0.470)%	Jun 2015	n/a	—	10,999	10,999
	Morgan Stanley Capital Services, Inc.	CDX.NA.IG.9	6,051,200	USD	Buy	(0.800)%	Dec 2017	n/a	108,874	198,715	307,589
	Morgan Stanley Capital Services, Inc.	Target Corp.	1,000,000	USD	Buy	(1.200)%	Mar 2018	n/a	—	73,623	73,623
	Morgan Stanley Capital Services, Inc.	Prologis	1,300,000	USD	Buy	(1.320)%	Jun 2018	n/a	—	500,068	500,068
	Morgan Stanley Capital Services, Inc.	Simon Property Group, L.P.	2,500,000	USD	Buy	(0.885)%	Jun 2018	n/a	—	741,740	741,740
	Morgan Stanley Capital Services, Inc.	CMBX.NA.AAA.3	2,400,000	USD	Sell	0.080%	Dec 2049	n/a	(398,931)	(320,447)	(719,378)
	The Royal Bank of Scotland PLC	General Electric Capital Corp.	400,000	USD	Sell	1.100%	Sep 2009	4.55%	—	(9,658)	(9,658)
	The Royal Bank of Scotland PLC	Firstenergy Corp.	1,000,000	USD	Buy	(0.500)%	Dec 2011	n/a	—	21,258	21,258
	The Royal Bank of Scotland PLC	Simon Property Group, L.P.	600,000	USD	Buy	(1.010)%	Dec 2015	n/a	—	155,839	155,839
	The Royal Bank of Scotland PLC	Macy’s, Inc	1,000,000	USD	Buy	(2.111)%	Dec 2016	n/a	—	184,319	184,319
	UBS AG	CDX.NA.HY.8	6,860,000	USD	Buy	(2.750)%	Jun 2012	n/a	221,997	936,426	1,158,423
	UBS AG	GMAC, LLC	1,100,000	USD	Buy	(4.850)%	Sep 2012	n/a	—	109,043	109,043
	UBS AG	Dominion Resources, Inc.	1,000,000	USD	Buy	(0.590)%	Mar 2014	n/a	—	17,469	17,469
									$2,007,100	$13,408,341	$15,415,441

Spectrum Income Trust
	JPMorgan Chase Bank, NA	Compagnie De Saint-Gobain	60,000	EUR	Buy	(0.240)%	Jun 2012	n/a	—	($11,614)	($11,614)
	JPMorgan Chase Bank, NA	Kelda Group PLC	50,000	EUR	Buy	(0.240)%	Jun 2012	n/a	—	1,683	1,683
	JPMorgan Chase Bank, NA	HALYK Bank	130,000	USD	Sell	2.750%	Dec 2012	11.01%	—	(43,259)	(43,259)
	JPMorgan Chase Bank, NA	Republic of Ukraine	250,000	USD	Sell	2.410%	Dec 2012	28.90%	—	(140,354)	(140,354)
	JPMorgan Chase Bank, NA	Rentokil Initial PLC	50,000	EUR	Buy	(2.580)%	Mar 2013	n/a	—	7,739	7,739
	JPMorgan Chase Bank, NA	United Utilities	100,000	EUR	Buy	(0.950)%	Mar 2013	n/a	—	1,336	1,336
	JPMorgan Chase Bank, NA	Electrolux AB	75,000	EUR	Buy	(1.180)%	Jun 2013	n/a	—	3,380	3,380
									>—	($181,089)	($181,089)

Total Return Trust
	Bank of America N.A.	General Motors Corp.	800,000	USD	Sell	4.500%	Dec 2012	81.10%	—	($619,980)	($619,980)
	Barclays Bank PLC	SLM Corp.	300,000	USD	Sell	5.100%	Jun 2009	11.54%	—	(8,369)	(8,369)
	Barclays Bank PLC	General Electric Capital Corp.	1,600,000	USD	Sell	0.770%	Jun 2010	4.50%	—	(82,857)	(82,857)
	Barclays Bank PLC	General Electric Capital Corp.	1,800,000	USD	Sell	1.020%	Sep 2010	4.48%	—	(99,927)	(99,927)
	Barclays Bank PLC	General Electric Capital Corp.	300,000	USD	Sell	0.935%	Dec 2010	4.46%	—	(18,570)	(18,570)
	Barclays Bank PLC	United Mexican States	1,000,000	USD	Sell	0.390%	Jan 2012	2.71%	—	(64,777)	(64,777)
	Barclays Bank PLC	Ford Motor Credit Company, LLC	2,500,000	USD	Sell	4.150%	Sep 2012	10.51%	—	(443,503)	(443,503)
	Barclays Bank PLC	Ford Motor Credit Company, LLC	500,000	USD	Sell	5.800%	Sep 2012	10.51%	—	(65,197)	(65,197)
	Barclays Bank PLC	GMAC, LLC	2,500,000	USD	Sell	3.650%	Sep 2012	8.18%	—	(338,796)	(338,796)
	Barclays Bank PLC	GMAC, LLC	1,900,000	USD	Sell	4.800%	Sep 2012	8.18%	—	(190,737)	(190,737)
	Barclays Bank PLC	American International Group, Inc.	500,000	USD	Sell	1.670%	Mar 2013	5.26%	—	(63,377)	(63,377)
	Barclays Bank PLC	American International Group, Inc.	4,800,000	USD	Sell	5.000%	Dec 2013	5.25%	($423,905)	382,687	(41,218)
	Barclays Bank PLC	CDX.EM.10	4,200,000	USD	Sell	3.350%	Dec 2013	n/a	(97,760)	(528,361)	(626,121)
	BNP Parabis	General Electric Capital Corp.	1,200,000	USD	Sell	0.940%	Dec 2010	4.46%	—	(76,961)	(76,961)
	BNP Parabis	General Motors Corp.	100,000	USD	Sell	4.800%	Dec 2012	81.10%	—	(77,183)	(77,183)
	Citibank N.A	General Electric Capital Corp.	900,000	USD	Sell	0.750%	Mar 2009	4.54%	—	(7,188)	(7,188)
	Citibank N.A	General Electric Capital Corp.	200,000	USD	Sell	1.100%	Mar 2010	4.52%	—	(7,957)	(7,957)
	Citibank N.A	General Electric Capital Corp.	100,000	USD	Sell	1.150%	Mar 2010	4.52%	—	(3,918)	(3,918)
	Citibank N.A	General Electric Capital Corp.	500,000	USD	Sell	1.120%	Dec 2010	4.46%	—	(30,393)	(30,393)
	Citibank N.A	CDX.NA.HY.8	900,000	USD	Sell	2.144%	Jun 2012	n/a	—	(153,117)	(153,117)
	Citibank N.A	CDX.NA.HY.8	500,000	USD	Sell	2.179%	Jun 2012	n/a	—	(84,523)	(84,523)
	Citibank N.A	CDX.NA.HY.8	8,337,523	USD	Sell	0.355%	Jun 2012	n/a	—	(582,778)	(582,778)
	Citibank N.A	CDX.NA.HY.8	4,904,425	USD	Sell	0.360%	Jun 2012	n/a	—	(342,074)	(342,074)
	Citibank N.A	CDX.NA.HY.8	2,059,859	USD	Sell	0.401%	Jun 2012	n/a	—	(141,132)	(141,132)
	Citibank N.A	GMAC, LLC	1,000,000	USD	Sell	3.720%	Sep 2012	8.18%	—	(133,380)	(133,380)
	Citibank N.A	General Electric Capital Corp.	1,500,000	USD	Sell	4.325%	Dec 2013	3.71%	—	39,813	39,813
	Deutsche Bank AG	General Electric Capital Corp.	200,000	USD	Sell	1.100%	Mar 2009	4.54%	—	(1,424)	(1,424)
	Deutsche Bank AG	General Electric Capital Corp.	1,900,000	USD	Sell	1.070%	Sep 2010	4.48%	—	(103,915)	(103,915)
	Deutsche Bank AG	General Electric Capital Corp.	500,000	USD	Sell	0.950%	Dec 2010	4.46%	—	(31,974)	(31,974)

104

FINANCIAL INSTRUMENTS, CONTINUED

PORTFOLIO	COUNTERPARTY	REFERENCE OBLIGATION	NOTIONAL AMOUNT[2]	CURRENCY	BUY/SELL PROTECTION	(PAY)/ RECEIVED FIXED RATE	MATURITY DATE	IMPLIED CREDIT SPREAD AT 12-31-2008[3]	UNAMORTIZED UPFRONT PAYMENT PAID (RECEIVED)*	UNREALIZED APPRECIATION (DEPRECIATION)	MARKET VALUE[4]
Total Return Trust (continued)
	Deutsche Bank AG	General Electric Capital Corp.	700,000	USD	Sell	1.500%	Sep 2011	4.31%	—	($47,784)	($47,784)
	Deutsche Bank AG	Ford Motor Credit Company, LLC	1,100,000	USD	Sell	5.650%	Sep 2012	10.51%	—	(148,133)	(148,133)
	Deutsche Bank AG	GMAC, LLC	1,400,000	USD	Sell	4.000%	Sep 2012	8.18%	—	(174,757)	(174,757)
	Deutsche Bank AG	CDX.NA.IG.9	12,250,786	USD	Sell	0.705%	Dec 2012	n/a	—	60,647	60,647
	Deutsche Bank AG	General Motors Corp.	500,000	USD	Sell	4.600%	Dec 2012	81.10%	—	(386,963)	(386,963)
	Deutsche Bank AG	Berkshire Hathaway Fin.	2,000,000	USD	Sell	0.850%	Mar 2013	3.30%	—	(178,073)	(178,073)
	Deutsche Bank AG	General Motors Corp.	6,000,000	USD	Sell	7.700%	Mar 2013	79.34%	—	(4,464,526)	(4,464,526)
	Deutsche Bank AG	CDX.NA.IG.10	2,430,711	USD	Sell	0.530%	Jun 2013	n/a	—	(3,634)	(3,634)
	Deutsche Bank AG	CDX.NA.HY.10	300,000	USD	Buy	(5.000)%	Jun 2013	n/a	$19,448	27,634	47,082
	Deutsche Bank AG	CDX.NA.IG.11	3,400,000	USD	Sell	1.500%	Dec 2013	n/a	(78,678)	11,908	(66,770)
	Deutsche Bank AG	General Electric Capital Corp.	1,400,000	USD	Sell	4.900%	Dec 2013	3.71%	—	73,552	73,552
	Goldman Sachs	General Electric Capital Corp.	500,000	USD	Sell	0.830%	Dec 2009	4.55%	—	(17,442)	(17,442)
	Goldman Sachs	General Electric Capital Corp.	700,000	USD	Sell	0.900%	Dec 2010	4.46%	—	(45,415)	(45,415)
	Goldman Sachs	CDX.IG.10 5Y	3,014,082	USD	Sell	0.463%	Jun 2013	n/a	—	(13,089)	(13,089)
	Goldman Sachs	CDX.NA.IG.9	972,285	USD	Sell	0.548%	Dec 2017	n/a	—	2,451	2,451
	HSBC Bank USA	Ukraine	8,100,000	USD	Sell	0.730%	Apr 2009	36.44%	—	(811,022)	(811,022)
	HSBC Bank USA	United Mexican States	2,000,000	USD	Sell	0.180%	May 2009	1.47%	—	(9,541)	(9,541)
	HSBC Bank USA	Republic of Panama	1,400,000	USD	Sell	0.760%	Jan 2012	2.81%	—	(77,244)	(77,244)
	JPMorgan Chase Bank	Republic of Panama	700,000	USD	Sell	1.250%	Jan 2017	3.24%	—	(85,386)	(85,386)
	JPMorgan Chase Bank	CDX.NA.IG.9	2,139,026	USD	Sell	0.553%	Dec 2017	n/a	—	6,236	6,236
	Merrill Lynch Capital Services, Inc.	GMAC LLC	4,000,000	USD	Sell	1.850%	Sep 2009	9.74%	—	(217,484)	(217,484)
	Merrill Lynch Capital Services, Inc.	General Electric Capital Corp.	4,500,000	USD	Sell	1.080%	Dec 2009	4.55%	—	(146,021)	(146,021)
	Merrill Lynch Capital Services, Inc.	CDX.NA.HY.8	2,000,000	USD	Sell	1.833%	Jun 2012	n/a	—	(359,513)	(359,513)
	Merrill Lynch Capital Services, Inc.	CDX.NA.HY.8	1,000,000	USD	Sell	2.070%	Jun 2012	n/a	—	(172,421)	(172,421)
	Merrill Lynch Capital Services, Inc.	Federative Republic of Brazil	1,000,000	USD	Sell	1.950%	Apr 2016	3.21%	—	(71,073)	(71,073)
	Morgan Stanley Capital Services, Inc.	General Electric Capital Corp.	800,000	USD	Sell	0.950%	Jan 2009	4.53%	—	(913)	(913)
	Morgan Stanley Capital Services, Inc.	CDX.NA.HY.8	1,000,000	USD	Sell	2.080%	Jun 2012	n/a	—	(172,111)	(172,111)
	Morgan Stanley Capital Services, Inc.	CDX.NA.HY.8	600,000	USD	Sell	2.170%	Jun 2012	n/a	—	(101,595)	(101,595)
	Morgan Stanley Capital Services, Inc.	CDX.NA.IG.9	4,800,000	USD	Sell	0.963%	Dec 2012	n/a	—	(35,792)	(35,792)
	Morgan Stanley Capital Services, Inc.	General Motors Corp.	200,000	USD	Sell	4.630%	Dec 2012	81.10%	—	(154,722)	(154,722)
	Morgan Stanley Capital Services, Inc.	GAZPROM	100,000	USD	Sell	2.180%	Feb 2013	9.87%	—	(22,575)	(22,575)
	Morgan Stanley Capital Services, Inc.	CDX.NA.HY.11	200,000	USD	Sell	5.000%	Dec 2013	n/a	(48,896)	8,922	(39,974)
	Morgan Stanley Capital Services, Inc.	CDX.NA.IG.9	1,756,800	USD	Buy	(0.800)%	Dec 2017	n/a	161,020	(71,720)	89,300
	Morgan Stanley Capital Services, Inc.	CMBX.NA.AAA.3	300,000	USD	Sell	0.080%	Dec 2049	n/a	(49,905)	(40,017)	(89,922)
	The Royal Bank of Scotland PLC	General Electric Capital Corp.	600,000	USD	Sell	1.100%	Sep 2009	4.55%	—	(14,486)	(14,486)
	UBS AG	Republic of Korea	1,000,000	USD	Sell	3.850%	Dec 2009	3.14%	—	8,453	8,453
	UBS AG	GAZPROM	1,000,000	USD	Sell	2.180%	Feb 2013	9.87%	—	(225,748)	(225,748)
									($518,676)	($11,949,265)	($12,467,941)

*	The Statement of Assets and Liabilities includes an additional unamortized upfront payment (received)/paid of ($7,621) for Global Bond Trust, $33,723 for Real Return Bond Trust and $709 for Total Return Trust, as a result of unsettled credit default swap contracts.

(1)  If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)  The maximum potential amount the Portfolio could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)  Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)  The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

n/a — Implied credit spreads, as an indicator of the current status of the payment/performance risk only apply to swap contracts where the Portfolio is the seller of protection on corporate issues or sovereign issue of an emerging country.

105

FINANCIAL INSTRUMENTS, CONTINUED

BA-CDOR	Bankers’ Acceptances-Canadian Deposit Offering Rate
BBR	Bank Bill Rate
BBSW	Bank Bill Swap Rate
CDI	Brazil Interbank Deposit Rate
CMS	Constant Maturity Swap
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index
EURIBOR	Euro Interbank Offered Rate
FRCPXTOB	French CPI Ex Tobacco Daily Reference Index
LIBOR	London Interbank Offered Rate
UKRPI	United Kingdom Retail Price Index
3M KW-CDC	3 months Korean Won

Currency symbols are defined as follows:

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
SEK	Swedish Krona
USD	U.S. Dollar

Forward Foreign Currency Contracts  All Portfolios of the Trust described in this report, with the exception of Money Market and Money Market B, may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by a Portfolio as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. In addition, a Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

Open forward foreign currency contracts as of December 31, 2008, were as follows:

PORTFOLIO	CURRENCY	PRINCIPAL AMOUNT COVERED BY CONTRACT	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Global Bond Trust	BUYS
	Australian Dollar	5,177,000	1/15/2009	$260,776
	Australian Dollar	571,000	1/15/2009	34,558
	Brazilian Real	7,502	6/2/2009	(875)
	Canadian Dollar	105,000	1/14/2009	1,955
	Canadian Dollar	3,309,000	1/14/2009	6,479
	Chilean Peso	102,553,000	5/6/2009	(57,141)
	Chilean Peso	57,900,000	5/14/2009	384
	Chinese Yuan Renminbi	9,197,120	3/2/2009	24,755
	Chinese Yuan Renminbi	33,421,943	5/6/2009	(278,894)
	Chinese Yuan Renminbi	2,105,287	5/6/2009	806
	Chinese Yuan Renminbi	53,088,727	5/6/2009	(441,494)
	Chinese Yuan Renminbi	11,855,852	5/6/2009	(72,895)
	Chinese Yuan Renminbi	23,993,176	5/6/2009	(181,095)
	Chinese Yuan Renminbi	10,667,313	5/6/2009	(82,732)
	Chinese Yuan Renminbi	3,657,575	7/15/2009	(40,546)
	Chinese Yuan Renminbi	2,277,990	9/8/2009	(1,780)
	Chinese Yuan Renminbi	2,221,120	9/8/2009	26
	Chinese Yuan Renminbi	10,185,995	9/8/2009	(2,369)
	Chinese Yuan Renminbi	4,576,275	9/8/2009	(636)
	Chinese Yuan Renminbi	1,863,810	9/8/2009	(1,456)
	Chinese Yuan Renminbi	10,303,900	5/17/2010	(208,727)
	Chinese Yuan Renminbi	11,612,440	5/17/2010	(229,153)
	Danish Krone	28,767,000	2/5/2009	414,569
	Euro	326,000	1/13/2009	(871)
	Euro	15,644,000	1/13/2009	1,539,282
	Euro	1,628,000	1/13/2009	75,130
	Euro	19,973,000	1/13/2009	1,643,252
	Euro	134,983,000	1/13/2009	16,992,665
	Hong Kong Dollar	77,586	1/16/2009	12
	Hong Kong Dollar	87,135	1/16/2009	9
	Hungarian Forint	567,060	5/6/2009	376
	Indian Rupee	12,412,355	4/9/2009	6,071
	Indian Rupee	4,000,000	4/9/2009	1,481
	Indian Rupee	4,032,000	4/9/2009	2,133
	Indian Rupee	6,002,004	4/9/2009	2,262

106

FINANCIAL INSTRUMENTS, CONTINUED

PORTFOLIO	CURRENCY	PRINCIPAL AMOUNT COVERED BY CONTRACT	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Global Bond Trust, continued	BUYS
	Japanese Yen	5,456,802,000	1/8/2009	$2,929,331
	Japanese Yen	4,551,293,979	1/8/2009	2,968,891
	Japanese Yen	5,508,223,670	1/8/2009	2,729,132
	Japanese Yen	139,635,212	1/8/2009	8,484
	Japanese Yen	7,454,824,073	1/8/2009	2,990,434
	Japanese Yen	212,983,000	1/8/2009	(14,104)
	Japanese Yen	98,374,000	1/8/2009	(13,415)
	Japanese Yen	4,356,341,000	1/8/2009	2,348,175
	Malaysian Ringgit	1,449,248	2/12/2009	8,389
	Malaysian Ringgit	3,870,000	2/12/2009	7,887
	Malaysian Ringgit	1,437,665	2/12/2009	5,045
	Malaysian Ringgit	1,436,435	4/14/2009	4,554
	Malaysian Ringgit	1,679,080	4/14/2009	4,581
	Malaysian Ringgit	2,918,280	4/14/2009	12,212
	Malaysian Ringgit	1,477,140	4/14/2009	6,301
	Mexican Peso	828,596	5/19/2009	(18,047)
	Mexican Peso	57,895	5/19/2009	(298)
	Philippine Peso	9,300,000	2/6/2009	(12,211)
	Philippine Peso	33,230,000	2/6/2009	(1,172)
	Philippine Peso	11,130,000	2/6/2009	(15,185)
	Philippine Peso	15,648,500	2/6/2009	(16,804)
	Philippine Peso	3,500,000	2/6/2009	(5,592)
	Philippine Peso	12,500,000	2/6/2009	(17,634)
	Philippine Peso	3,400,000	2/6/2009	(5,484)
	Philippine Peso	1,278,300	5/6/2009	642
	Philippine Peso	31,914,300	5/6/2009	5,361
	Philippine Peso	9,700,000	5/6/2009	2,229
	Philippine Peso	2,300,000	12/24/2010	(6,356)
	Pound Sterling	193,499	1/13/2009	(8,777)
	Pound Sterling	988,000	1/13/2009	(123,856)
	Pound Sterling	3,882,000	1/13/2009	(185,310)
	Pound Sterling	645,282	1/13/2009	(52,614)
	Pound Sterling	4,555,000	1/13/2009	(240,323)
	Pound Sterling	4,528,000	1/13/2009	(404,856)
	Pound Sterling	1,026,000	1/13/2009	(54,160)
	Pound Sterling	4,252,000	1/13/2009	(249,621)
	Pound Sterling	3,806,000	1/13/2009	(203,969)
	Singapore Dollar	3,013,233	4/14/2009	21,426
	South African Rand	273,692	5/14/2009	3,835
	South Korean Won	1,065,120,705	2/9/2009	(187,256)
	Swedish Krona	28,338,000	2/5/2009	111,116
	Taiwan Dollar	21,597,993	2/9/2009	(44,668)
	Taiwan Dollar	9,600,000	2/9/2009	(20,809)
	Taiwan Dollar	15,400,000	2/9/2009	(30,030)
	Taiwan Dollar	9,600,000	2/9/2009	(20,603)
	Taiwan Dollar	4,900,000	2/9/2009	(10,548)
				$31,610,640

	SELLS
	Australian Dollar	361,737	1/15/2009	($25,446)
	Australian Dollar	137,796	1/15/2009	(9,834)
	Australian Dollar	168,645	1/15/2009	819
	Australian Dollar	13,856,933	1/22/2009	(1,030,067)
	Australian Dollar	828,052	1/29/2009	(64,606)
	Chinese Yuan Renminbi	1,312,187	3/2/2009	(24,567)
	Chinese Yuan Renminbi	7,579,000	5/6/2009	(26,483)
	Chinese Yuan Renminbi	3,573,000	5/6/2009	(32,710)
	Chinese Yuan Renminbi	4,209,000	5/6/2009	26,409
	Chinese Yuan Renminbi	2,878,000	5/6/2009	(34,690)
	Chinese Yuan Renminbi	1,218,000	5/6/2009	(12,795)
	Chinese Yuan Renminbi	177,525	7/15/2009	(1,168)

107

FINANCIAL INSTRUMENTS, CONTINUED

PORTFOLIO	CURRENCY	PRINCIPAL AMOUNT COVERED BY CONTRACT	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Global Bond Trust, continued	SELLS
	Chinese Yuan Renminbi	345,000	7/15/2009	($3,762)
	Chinese Yuan Renminbi	2,992,237	9/8/2009	(51,549)
	Chinese Yuan Renminbi	3,052,415	5/17/2010	(55,706)
	Euro	193,499	1/13/2009	(32,681)
	Euro	5,913,272	1/13/2009	(531,355)
	Euro	4,568,859	1/13/2009	(454,283)
	Euro	2,859,915	1/13/2009	(322,103)
	Euro	420,519	1/13/2009	(39,415)
	Euro	3,357,821	1/13/2009	(318,869)
	Euro	2,090,268	1/13/2009	(173,272)
	Euro	2,723,392	1/13/2009	19,371
	Euro	13,180,668	1/13/2009	(684,035)
	Euro	4,343,895	1/13/2009	(342,981)
	Euro	9,015,946	1/13/2009	(336,963)
	Euro	1,627,156	1/13/2009	(151,439)
	Indian Rupee	512,000	4/9/2009	(23,454)
	Japanese Yen	2,965,000	1/8/2009	(136,281)
	Japanese Yen	1,762,000	1/8/2009	4,215
	Japanese Yen	2,033,000	1/8/2009	(123,556)
	Japanese Yen	8,656,000	1/8/2009	(305,411)
	Japanese Yen	894,633	1/8/2009	(8,816)
	Japanese Yen	3,101,000	1/8/2009	(139,922)
	Japanese Yen	12,542,784	1/8/2009	(301,007)
	Japanese Yen	4,102,000	1/8/2009	(136,123)
	Japanese Yen	26,000	1/8/2009	126
	Japanese Yen	5,577,349	1/8/2009	(242,528)
	Japanese Yen	988,000	1/13/2009	40,256
	Japanese Yen	731,000	1/13/2009	(44,728)
	Malaysian Ringgit	50,470	2/12/2009	(1,109)
	Malaysian Ringgit	1,580,000	2/12/2009	(64,464)
	Malaysian Ringgit	537,000	2/12/2009	(27,304)
	Malaysian Ringgit	735,000	2/12/2009	(28,921)
	Malaysian Ringgit	50,000	4/14/2009	(2,013)
	Malaysian Ringgit	1,023,000	4/14/2009	(23,024)
	Philippine Peso	2,566,000	2/6/2009	(192,094)
	Philippine Peso	47,589	12/24/2010	2,560
	Polish Zloty	8,419	5/6/2009	2,074
	Pound Sterling	326,000	1/13/2009	15,986
	Pound Sterling	946,761	1/13/2009	57,017
	Pound Sterling	4,842,885	1/13/2009	306,486
	Pound Sterling	3,611,626	1/13/2009	198,233
	Pound Sterling	1,850,502	1/13/2009	33,642
	Pound Sterling	2,103,930	1/13/2009	73,932
	Pound Sterling	151,122	1/13/2009	3,071
	Pound Sterling	793,058	1/13/2009	48,491
	Singapore Dollar	1,756,387	1/16/2009	(69,612)
	Singapore Dollar	252,865	4/14/2009	(12,998)
	South Korean Won	910,000	2/9/2009	141,298
	South Korean Won	11,489	2/9/2009	(2,052)
	South Korean Won	70,000	2/9/2009	(4,594)
	Taiwan Dollar	1,926,000	2/9/2009	83,426
				($5,593,378)

High Income Trust	BUYS
	Canadian Dollar	19,129	1/22/09	$132
				$132

	SELLS
	Canadian Dollar	2,708,861	1/22/09	$369,205
	Pound Sterling	1,147,734	1/22/09	242,435
				$611,640

108

FINANCIAL INSTRUMENTS, CONTINUED

PORTFOLIO	CURRENCY	PRINCIPAL AMOUNT COVERED BY CONTRACT	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Investment Quality Bond Trust	BUYS
	Australian Dollar	1,660,000	3/18/2009	$59,802
	Brazilian Real	6,668,000	3/18/2009	23,243
	Canadian Dollar	1,370,000	3/18/2009	(11,401)
	Euro	4,380,000	3/18/2009	578,214
	Japanese Yen	111,500,000	3/18/2009	84,556
	Norwegian Krone	7,470,000	3/18/2009	(44,316)
				$690,098

	SELLS
	Australian Dollar	1,034,305	3/18/2009	($114,757)
	Brazilian Real	1,460,438	3/18/2009	97,598
	Brazilian Real	1,570,901	3/18/2009	152,162
	Canadian Dollar	1,076,283	3/18/2009	(34,026)
	Czech Koruna	1,555,165	3/18/2009	(21,679)
	Czech Koruna	1,095,044	3/18/2009	(14,388)
	Euro	5,559,315	3/18/2009	(513,171)
	Japanese Yen	1,183,388	3/18/2009	(48,664)
	Norwegian Krone	1,044,947	3/18/2009	(17,467)
				($514,392)

Real Return Bond Trust	BUYS
	Brazilian Real	7,718,980	2/3/09	($229,322)
	Chinese Yuan Renminbi	24,910,225	3/2/09	95,075
	Chinese Yuan Renminbi	31,373,250	3/2/09	134,942
	Chinese Yuan Renminbi	12,513,900	3/2/09	48,832
	Chinese Yuan Renminbi	7,495,450	5/6/09	839
	Chinese Yuan Renminbi	10,124,686	7/15/09	(110,931)
	Chinese Yuan Renminbi	8,814,420	7/15/09	(78,883)
	Chinese Yuan Renminbi	11,329,920	9/8/09	(47,549)
	Chinese Yuan Renminbi	3,654,085	9/8/09	(3,508)
	Chinese Yuan Renminbi	12,695,640	9/8/09	(50,771)
	Euro	1,557,000	1/13/09	195,937
	Japanese Yen	98,758,338	1/8/09	32,926
	Malaysian Ringgit	9,619,960	2/12/09	(232,775)
	Mexican Peso	313,904	5/19/09	(170)
	Mexican Peso	939,024	5/19/09	(20,452)
	Philippine Peso	14,800,000	2/6/09	(19,446)
	Philippine Peso	7,200,000	2/6/09	(11,687)
	Philippine Peso	17,770,000	2/6/09	(24,253)
	Philippine Peso	25,069,620	2/6/09	(26,902)
	Philippine Peso	5,600,000	2/6/09	(8,947)
	Philippine Peso	19,900,000	2/6/09	(28,090)
	Philippine Peso	5,500,000	2/6/09	(8,872)
	Philippine Peso	3,800,000	12/24/10	(10,501)
	Polish Zloty	8,181,640	5/6/09	(893,246)
	Pound Sterling	503,000	1/13/09	(29,839)
	Singapore Dollar	2,918,921	4/14/09	23,445
	Singapore Dollar	1,844,533	4/14/09	28,661
	Singapore Dollar	716,723	4/14/09	6,844
	Singapore Dollar	1,237,681	4/14/09	15,907
	Singapore Dollar	917,182	4/14/09	15,806
	Singapore Dollar	1,099,264	7/30/09	2,070
				($1,234,860)

	SELLS
	Australian Dollar	627,694	1/15/09	($22,021)
	Brazilian Real	633,834	2/3/09	(53,228)
	Chinese Yuan Renminbi	3,863,000	3/2/09	(64,464)
	Chinese Yuan Renminbi	1,944,910	3/2/09	(39,523)
	Chinese Yuan Renminbi	4,029,000	3/2/09	(58,451)
	Euro	223,958	1/13/09	(21,988)

109

FINANCIAL INSTRUMENTS, CONTINUED

PORTFOLIO	CURRENCY	PRINCIPAL AMOUNT COVERED BY CONTRACT	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Real Return Bond Trust, continued	SELLS
	Euro	14,185,631	1/13/09	($1,414,594)
	Japanese Yen	7,717,878	1/8/09	(394,929)
	Japanese Yen	55,843	1/8/09	(2,992)
	Japanese Yen	7,641,793	1/8/09	(368,524)
	Japanese Yen	114,714	1/8/09	(2,647)
	Japanese Yen	14,169,617	1/8/09	(728,789)
	Malaysian Ringgit	2,730,515	2/12/09	(19,411)
	Philippine Peso	2,160,544	2/6/09	(22,227)
	Philippine Peso	78,626	12/24/10	4,230
	Polish Zloty	2,591,269	5/6/09	(59,919)
	Pound Sterling	2,885,745	1/13/09	87,459
	Pound Sterling	2,460,718	1/13/09	74,652
	Pound Sterling	2,182,799	1/13/09	66,963
	Swiss Franc	848,760	3/5/09	(101,991)
				($3,142,394)

Spectrum Income Trust	BUYS
	Australian Dollar	113,881	2/20/09	$4,967
	Brazilian Real	3,052,500	1/5/09	11,131
	Brazilian Real	588,205	1/20/09	15,889
	Canadian Dollar	1,282,243	2/20/09	(7,819)
	Czech Koruna	5,551,983	2/20/09	13,555
	Danish Krone	1,397,363	2/20/09	24,049
	Euro	215,779	2/20/09	30,207
	Euro	464,000	2/20/09	60,289
	Euro	8,756,508	2/20/09	979,159
	Hungarian Forint	58,300,000	1/20/09	11,378
	Hungarian Forint	37,372,637	2/20/09	7,297
	Japanese Yen	603,033,526	2/20/09	381,711
	Norwegian Krone	1,194,071	2/20/09	1,436
	Polish Zloty	550,675	2/20/09	4,631
	Pound Sterling	223,716	2/20/09	(15,989)
	South Korean Won	1,068,559,025	1/20/09	58,190
	South Korean Won	1,453,440,000	2/20/09	89,906
	Swedish Krona	6,011,808	2/20/09	28,192
	Taiwan Dollar	29,003,700	2/13/09	(49,221)
	Taiwan Dollar	7,618,700	4/10/09	(1,929)
	Turkish Lira	678,209	2/20/09	30,304
				$1,677,333

	SELLS
	Australian Dollar	192,000	2/20/09	($24,435)
	Brazilian Real	1,402,159	1/5/09	93,197
	Brazilian Real	205,000	1/15/09	39,008
	Brazilian Real	2,913,032	1/20/09	17,717
	Brazilian Real	2,097,806	2/3/09	(59,328)
	Brazilian Real	4,657,161	2/20/09	991,208
	Canadian Dollar	989,000	2/20/09	333
	Czech Koruna	215,779	2/20/09	(17,822)
	Euro	3,325,000	1/15/09	(148,492)
	Euro	3,747,381	2/20/09	(380,168)
	Hungarian Forint	1,241,103	1/15/09	(80,296)
	Hungarian Forint	261,084	1/20/09	(43,259)
	Hungarian Forint	639,122	2/20/09	(71,923)
	Japanese Yen	2,943,646	1/15/09	(35,531)
	Japanese Yen	3,938,526	2/20/09	(33,340)
	Malaysian Ringgit	531,000	1/12/09	(20,623)
	Mexican Peso	2,659,949	1/20/09	32,826
	Mexican Peso	1,372,512	2/20/09	71,252

110

FINANCIAL INSTRUMENTS, CONTINUED

PORTFOLIO	CURRENCY	PRINCIPAL AMOUNT COVERED BY CONTRACT	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Spectrum Income Trust, continued	SELLS
	Polish Zloty	464,000	2/20/09	($11,893)
	Pound Sterling	2,685,261	2/20/09	111,216
	South African Rand	28,121	2/20/09	(3,498)
	South Korean Won	149,000	1/20/09	(12,753)
	Swedish Krona	237,681	2/20/09	(4,269)
	Taiwan Dollar	909,471	2/13/09	23,691
	Taiwan Dollar	228,584	4/10/09	(4,487)
	Turkish Lira	617,855	1/20/09	(83,648)
	Turkish Lira	1,286,001	2/20/09	(73,327)
				$271,356

Strategic Bond Trust	BUYS
	Euro	11,000,000	2/3/09	$669,673
				$669,673

	SELLS
	Euro	14,025,440	2/3/09	($1,244,313)
				($1,244,313)

Strategic Income Trust	BUYS
	Australian Dollar	1,135,000	1/22/09	$12,137
	Australian Dollar	1,135,000	1/22/09	18,380
	Australian Dollar	7,541,000	1/22/09	357,710
	Australian Dollar	7,300,000	2/17/09	52,988
	Canadian Dollar	5,656,039	2/17/09	(321,738)
				$119,477

	SELLS
	Australian Dollar	1,574,699	1/22/09	($4,753)
	Australian Dollar	944,774	1/22/09	155,048
	Australian Dollar	4,099,840	1/22/09	(357,414)
	Australian Dollar	4,853,471	2/17/09	(211,698)
	Canadian Dollar	25,857,174	1/22/09	3,596,451
	Canadian Dollar	29,746,198	1/22/09	3,436,225
	Canadian Dollar	3,380,968	1/22/09	8,753
	Euro	58,123,812	1/22/09	1,702,166
	Euro	9,346,250	1/22/09	(1,038,860)
	Euro	1,515,600	1/22/09	(151,129)
	New Zealand Dollar	23,578,610	1/22/09	3,505,086
	New Zealand Dollar	3,792,315	1/22/09	(189,584)
	New Zealand Dollar	1,004,720	1/22/09	(102,496)
	Pound Sterling	12,802,533	1/22/09	2,760,495
	Pound Sterling	2,093,450	1/22/09	74,490
				$13,182,780

Total Return Trust	BUYS
	Brazilian Real	24,395,782	2/3/09	($125,137)
	Chilean Peso	433,084,250	5/14/09	2,870
	Chinese Yuan Renminbi	18,851,124	7/15/09	(194,502)
	Chinese Yuan Renminbi	58,741,867	7/15/09	(609,805)
	Chinese Yuan Renminbi	17,526,568	7/15/09	(161,514)
	Chinese Yuan Renminbi	18,563,256	7/15/09	(203,115)
	Chinese Yuan Renminbi	6,136,325	9/8/09	(2,820)
	Chinese Yuan Renminbi	3,956,370	9/8/09	47
	Chinese Yuan Renminbi	17,946,895	9/8/09	(4,153)
	Chinese Yuan Renminbi	8,043,150	9/8/09	(1,117)
	Chinese Yuan Renminbi	3,244,410	9/8/09	(2,535)
	Euro	2,066,000	1/13/09	131,558

111

FINANCIAL INSTRUMENTS, CONTINUED

PORTFOLIO	CURRENCY	PRINCIPAL AMOUNT COVERED BY CONTRACT	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Total Return Trust, continued	BUYS
	Euro	636,411	1/13/09	($28,412)
	Euro	451,200	1/13/09	(2,072)
	Euro	1,057,700	1/13/09	45,556
	Euro	1,058,214	1/13/09	26,748
	Euro	837,500	1/13/09	53,991
	Euro	2,700,000	1/13/09	339,774
	Indian Rupee	184,515,765	4/9/09	88,215
	Indian Rupee	63,000,000	4/9/09	23,326
	Indian Rupee	63,504,000	4/9/09	33,593
	Indian Rupee	94,031,396	4/9/09	35,444
	Indonesian Rupiah	4,334,800,000	3/31/09	(34,041)
	Indonesian Rupiah	4,465,600,000	3/31/09	(33,105)
	Indonesian Rupiah	1,638,400,000	3/31/09	(14,121)
	Indonesian Rupiah	2,914,600,000	3/31/09	(492)
	Indonesian Rupiah	1,079,000,000	3/31/09	(3,929)
	Japanese Yen	46,160,000	1/8/09	24,780
	Japanese Yen	37,085,000	1/8/09	24,689
	Japanese Yen	44,800,000	1/8/09	22,738
	Japanese Yen	90,652,000	1/8/09	48,864
	Malaysian Ringgit	2,709,620	2/12/09	16,303
	Malaysian Ringgit	3,290,000	2/12/09	6,705
	Malaysian Ringgit	14,927,050	2/12/09	(225,650)
	Malaysian Ringgit	1,226,225	4/14/09	3,887
	Malaysian Ringgit	1,434,240	4/14/09	3,920
	Malaysian Ringgit	2,461,200	4/14/09	10,300
	Malaysian Ringgit	2,852,100	4/14/09	23,113
	Philippine Peso	23,100,000	2/6/09	(30,355)
	Philippine Peso	92,840,000	2/6/09	(755)
	Philippine Peso	27,710,000	2/6/09	(37,818)
	Philippine Peso	39,095,040	2/6/09	(41,966)
	Philippine Peso	8,800,000	2/6/09	(14,060)
	Philippine Peso	30,900,000	2/6/09	(43,598)
	Philippine Peso	8,600,000	2/6/09	(13,872)
	Philippine Peso	3,640,400	5/6/09	1,829
	Philippine Peso	89,452,900	5/6/09	14,946
	Philippine Peso	26,675,000	5/6/09	6,130
	Philippine Peso	5,900,000	12/24/10	(16,305)
	Pound Sterling	4,000,000	1/13/09	(24,684)
	Pound Sterling	2,403,000	1/13/09	(142,549)
	Singapore Dollar	3,409,936	1/16/09	45,992
	Singapore Dollar	5,941,160	4/14/09	48,512
	Singapore Dollar	4,066,542	4/14/09	58,996
	Singapore Dollar	2,077,034	4/14/09	19,835
	Singapore Dollar	2,174,340	4/14/09	27,945
	Singapore Dollar	1,627,258	4/14/09	28,042
	Singapore Dollar	1,938,176	7/30/09	3,650
				($790,184)

	SELLS
	Australian Dollar	191,391	1/15/09	($18,217)
	Australian Dollar	2,613,470	1/22/09	(194,275)
	Brazilian Real	2,713,000	2/3/09	(92,378)
	Brazilian Real	411,000	2/3/09	373
	Brazilian Real	1,638,000	2/3/09	(75,090)
	Brazilian Real	2,500,000	2/3/09	(64,955)
	Brazilian Real	3,410,785	2/3/09	(21,561)
	Chilean Peso	672,230	5/14/09	7,657
	Chinese Yuan Renminbi	1,457,000	7/15/09	(45,458)
	Chinese Yuan Renminbi	1,543,000	7/15/09	(33,195)
	Chinese Yuan Renminbi	4,007,800	7/15/09	(59,191)
	Chinese Yuan Renminbi	591,327	7/15/09	(17,434)

112

FINANCIAL INSTRUMENTS, CONTINUED

PORTFOLIO	CURRENCY	PRINCIPAL AMOUNT COVERED BY CONTRACT	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Total Return Trust, continued	SELLS
	Chinese Yuan Renminbi	1,474,792	7/15/09	($45,902)
	Euro	27,905,606	1/13/09	(2,794,611)
	Indian Rupee	969,000	4/9/09	(71,036)
	Indian Rupee	842,696	4/9/09	(56,799)
	Indian Rupee	6,075,000	4/9/09	(236,465)
	Indonesian Rupiah	395,820	3/31/09	(34,141)
	Indonesian Rupiah	389,829	3/31/09	(35,360)
	Indonesian Rupiah	394,122	3/31/09	(35,750)
	Malaysian Ringgit	1,633,200	2/12/09	(61,577)
	Malaysian Ringgit	891,500	2/12/09	(41,627)
	Malaysian Ringgit	434,577	2/12/09	(21,610)
	Malaysian Ringgit	1,914,692	2/12/09	(74,331)
	Malaysian Ringgit	929,300	2/12/09	(38,990)
	Malaysian Ringgit	661,971	4/14/09	(37,250)
	Malaysian Ringgit	323,452	4/14/09	(18,668)
	Malaysian Ringgit	1,187,606	4/14/09	(72,273)
	Philippine Peso	1,623,692	2/6/09	(74,220)
	Philippine Peso	3,008,000	2/6/09	(136,867)
	Philippine Peso	2,372,589	5/6/09	(124,383)
	Philippine Peso	122,077	12/24/10	6,568
	Pound Sterling	8,244,359	1/13/09	243,853
	Pound Sterling	12,826,861	1/13/09	389,135
	Pound Sterling	11,376,655	1/13/09	349,008
	Singapore Dollar	1,492,140	1/16/09	(34,343)
	Singapore Dollar	790,116	1/16/09	(49,393)
	Singapore Dollar	2,686,411	4/14/09	(130,853)
	Singapore Dollar	1,805,000	4/14/09	(93,319)
	Singapore Dollar	4,185,317	4/14/09	(221,684)
	Singapore Dollar	1,797,000	4/14/09	(93,090)
	Singapore Dollar	1,273,975	7/30/09	(69,676)
				($4,329,378)

Bond Forward  A forward contract is a contractual agreement made directly between two parties to buy or sell an underlying asset, usually a government bond, at an agreed-upon price and date in the future. In a forward transaction, no cash changes hands up-front. If the transaction is collateralized, exchange of margin will take place according to an agreed-upon schedule. Otherwise, no asset of any kind changes hands until the maturity of the contract. Consequently, counterparty credit risk can accumulate over the life of the contract. However, because no cash changes hands up-front, the amount of counterparty credit risk is limited to the mark-to-market amount of the contract, rather than the contract’s full notional value. Forward contracts trade in the over-the-counter market in the same way physical bonds trade, and liquidity is typically identical to the underlying physical bond on which the forward contract is based.

The Portfolios had the following bond forward contracts open at December 31, 2008:

PORTFOLIO	DESCRIPTION		PRINCIPAL AMOUNT	SETTLEMENT DATE	VALUE AT TRADE DATE	VALUE AT 12/31/08	UNREALIZED APPRECIATION (DEPRECIATION)
Investment Quality Bond Trust
	Federal Republic of Germany 4.25% due 7/4/2018	EUR	8,500,000	1/16/2009	$12,276,626	$12,313,086	$36,460
	Government of United Kingdom 5.00% due 7/3/2018	GBP	8,800,000	2/18/2009	14,715,870	15,328,425	612,555
	US Treasury Note 4.625% due 1/16/2009	USD	(12,175,000)	1/15/2009	(14,291,885)	(14,644,026)	(352,141)
	US Treasury Note 4.75% due 1/16/2009	USD	(16,400,000)	1/15/2009	(19,330,045)	(19,951,454)	(621,409)
							($324,535)

4.  RISKS & UNCERTAINTIES

Fixed Income Risk  Fixed income securities are subject to credit and interest rate risk and involve some risk of default in connection with principal and interest payments.

Derivatives and Counterparty Risk  The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in securities. Specifically, derivative instruments expose a Portfolio to the risk that the counterparty to an over-the-counter (OTC) derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction. If the counterparty defaults, the Portfolio will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, the Portfolio will succeed in enforcing them.

Mortgage Securities Risk  Certain Portfolios of the Trust may invest a portion of their assets in securities of issuers that hold mortgage securities, including sub-prime mortgage securities. The value of these securities is sensitive to change in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts to the market’s perception of the issuers and changes in interest rates.

113

RISKS & UNCERTAINTIES, CONTINUED

Concentration Risk  The Portfolios may concentrate investments in a particular industry or sector of the economy. Accordingly, the concentration may make the Portfolios’ value more volatile, and investment values may rise and fall more rapidly. In addition, a Portfolio with a concentration is particularly susceptible to the impact of market, economic, regulatory and other factors affecting the specific concentration.

Risks Associated with Foreign Investments  Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of cash, securities or other assets of the Portfolio, political or financial instability, or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

Investing in High Yield Securities  Investing in high yield securities may involve greater risks and considerations not typically associated with investing in U.S. government bonds and other high quality fixed-income securities. These securities are non-investment grade securities, often referred to as “junk bonds.” Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high yield securities may be less liquid due to the extent that there is no established retail secondary market and because of a decline in the value of such securities. The Portfolio may not be able to sell bonds at desired prices and large purchases or sales of certain high-yield bond issues may cause substantial fluctuations in share price, yield and total return.

Emerging Markets Risk  Certain Portfolios invest in securities of issuers based in countries with emerging markets or economies and may, therefore, be subject to greater market risk than Portfolios that invest principally in securities of issuers in more developed countries. Emerging markets securities may be more volatile and less liquid than securities of issuers in developed countries and may be subject to substantial currency fluctuations and affected by sudden economic, social and political developments in the emerging market country. The securities markets of emerging countries may have less government regulation and may be subject to less extensive accounting and financial reporting requirements than the securities markets of more developed countries. Emerging market countries may have currency controls or restrictions which may prevent or delay a Portfolio from taking money out of the country or may impose additional taxes on money removed from the country.

Floating Rate Loan Liquidity Risk  Floating rate loans are generally subject to legal or contractual restrictions on resale. The liquidity of floating rate loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual floating rate loans. During periods of infrequent trading, valuing a floating rate loan can be more difficult, and buying and selling a floating rate loan at an acceptable price can be more difficult and delayed. Difficulty in selling a floating rate loan can result in a loss.

5.  GUARANTEES AND INDEMNIFICATIONS Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

6.  INVESTMENT ADVISORY AND OTHER AGREEMENTS The Trust has entered into an Investment Advisory Agreement with the Adviser. The Adviser is responsible for managing the corporate and business affairs of the Trust and for selecting and compensating subadvisers to handle the investment of the assets of each Portfolio, subject to the supervision of the Trust’s Board of Trustees. As compensation for its services, the Adviser receives an advisory fee from each of the Portfolios. The Portfolios are not responsible for payment of the subadvisory fees. Advisory fees charged to the Portfolios are as follows:

Portfolio	Average Net Assets — All Asset Levels*
Active Bond Trust	0.600%
Global Bond Trust	0.700

Portfolio	First $1 billion of Aggregate Net Assets*	Excess over $1 billion of Aggregate Net Assets*
Real Return Bond Trust	0.700%	0.650%
Total Return Trust[1]	0.700	0.675

1	Until May 1, 2008, the Portfolio paid monthly advisory fees equivalent, on an annual basis, to 0.70% of the Portfolio’s average net assets.

Portfolio	First $500 million of Aggregate Net Assets*	Excess over $500 million of Aggregate Net Assets*
High Yield Trust	0.700%	0.650%
Investment Quality Bond Trust	0.600	0.550
Money Market Trust	0.500	0.470
Money Market Trust B	0.500	0.470
Strategic Bond Trust	0.700	0.650
Strategic Income Trust	0.725	0.650
U.S. Government Securities Trust	0.620	0.550

114

INVESTMENT ADVISORY AND OTHER AGREEMENTS, CONTINUED

Portfolio	First $200 million of Aggregate Net Assets*	Between $200 million and $400 million of Aggregate Net Assets*	Excess Over $400 million of Aggregate Net Assets*
Core Bond Trust	0.690%	0.640%	0.570%

Portfolio	First $250 million of Aggregate Net Assets*	Excess Over $250 million of Aggregate Net Assets*
Spectrum Income Trust	0.800%	0.725%

Portfolio	First $150 million of Aggregate Net Assets*	Between $150 million and $500 million of Aggregate Net Assets*	Between $500 million and $2.5 billion of Aggregate Net Assets*	Excess over $2.5 billion of Aggregate Net Assets*
High Income Trust	0.725%	0.675%	0.650%	0.600%

Portfolio	First $50 million of Aggregate Net Assets*	Between $50 million and $200 million of Aggregate Net Assets*	Between $200 million and $500 million of Aggregate Net Assets*	Excess over $500 million of Aggregate Net Assets*
Income Trust	1.075%	0.915%	0.825%	0.800%

Portfolio	First $100 million of Aggregate Net Assets*	Between $100 million and $250 million of Aggregate Net Assets*	Excess over $250 million of Aggregate Net Assets*
Short-Term Bond Trust	0.600%	0.575%	0.550%

Portfolio	First $1.1 billion of Aggregate Net Assets*	Next $0.9 billion of Aggregate Net Assets*	Excess Over $2 billion of Aggregate Net Assets*
Floating Rate Income Trust[1]	0.700%	0.675%	0.650%

1	Until October 1, 2008, the Portfolio paid monthly advisory fees equivalent, on an annual basis, to 0.70% of the Portfolio’s average net assets.

Portfolio	First $200 million of Aggregate Net Assets*	Excess Over $200 million of Aggregate Net Assets*
U.S. High Yield Bond Trust	0.750%	0.720%

*	Aggregate Net Assets include not only the net assets of a particular series of the Trust, but also include the net assets of a similar series of John Hancock Funds II. John Hancock Funds II are retail mutual funds advised by JHIMS and distributed by an affiliate of JHIMS, John Hancock Funds, LLC.

The organizations described below act as Subadvisers to the Trust and its Portfolios pursuant to Subadvisory Agreements with the Adviser. Portfolio management is allocated among the following Managers:

Portfolio	Subadviser
Active Bond Trust	Declaration Management and Research, LLC and MFC Global Management (U.S.), LLC*
Core Bond Trust	Wells Capital Management, Incorporated
Floating Rate Income Trust	Western Asset Management Company
Global Bond Trust	Pacific Investment Management Company, LLC
High Income Trust	MFC Global Investment Management (U.S.), LLC*
High Yield Trust	Western Asset Management Company
Income Trust	Franklin Advisers, Inc.
Investment Quality Bond Trust	Wellington Management Company, LLP
Money Market Trust	MFC Global Investment Management (U.S.A.) Limited*
Money Market Trust B	MFC Global Investment Management (U.S.A.) Limited*
Real Return Bond Trust	Pacific Investment Management Company, LLC
Short-Term Bond Trust	Declaration Management and Research, LLC*
Spectrum Income Trust	T. Rowe Price Associates, Inc.
Strategic Bond Trust	Western Asset Management Company
Strategic Income Trust	MFC Global Investment Management (U.S.), LLC*
Total Return Trust	Pacific Investment Management Company, LLC

115

INVESTMENT ADVISORY AND OTHER AGREEMENTS, CONTINUED

Portfolio	Subadviser
U.S. Government Securities Trust	Western Asset Management Company
U.S. High Yield Bond Trust	Wells Capital Management, Incorporated

*	An affiliate of the Adviser.

The investment management fees incurred for year ended December 31, 2008, were equivalent to an annual effective rate of the Portfolio’s average daily net assets as follows:

Portfolio	Annual Effective Rate	Portfolio	Annual Effective Rate
Active Bond Trust	0.60%	Money Market Trust B	0.49%
Core Bond Trust	0.64%	Real Return Bond Trust	0.68%
Floating Rate Income Trust	0.70%	Short-Term Bond Trust	0.59%
Global Bond Trust	0.70%	Spectrum Income Trust	0.73%
High Income Trust	0.67%	Strategic Bond Trust	0.67%
High Yield Trust	0.66%	Strategic Income Trust	0.69%
Income Trust	0.81%	Total Return Trust	0.69%
Investment Quality Bond Trust	0.59%	U.S. Government Securities Trust	0.61%
Money Market Trust	0.47%	U.S. High Yield Bond Trust	0.73%

Expense Reimbursements  The Adviser reimburses the Portfolios for expenses (excluding advisory fees, Rule 12b-1 fees, taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses, and other extraordinary expenses not incurred in the ordinary course of the Portfolios’ business) incurred in excess of, on an annualized basis, 0.50% of the average net assets of Active Bond, Core Bond, Floating Rate Income, High Income, High Yield, Investment Quality Bond, Money Market, Real Return Bond, Short-Term Bond, Spectrum Income, Strategic Bond, Strategic Income, Total Return, U.S. Government Securities and U.S. High Yield Bond and 0.75% of the average net assets of Global Bond. This voluntary expense reimbursement was terminated on May 1, 2008.

The Adviser has contractually agreed to waive advisory fees or for Income if the total of all expenses (excluding advisory fees, Rule 12b-1 fees, transfer agency fees and services fees, taxes, portfolio brokerage commissions, interest, underlying fund expenses, printing and postage, blue sky and litigation, and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the business) exceed 0.10% of average daily net assets. The expense reimbursement shall continue in effect until May 1, 2010, and thereafter, until termination by the Adviser on notice of the Trust.

The Adviser has contractually agreed to waive its advisory fee on Money Market B in an amount so that the annual operating expenses do not exceed 0.28% of the Money Market B Portfolio’s average net assets (excluding extraordinary expenses not incurred in the ordinary course of the Portfolio’s business). The expense cap will remain in effect until May 1, 2009, and will terminate after that date only if the Trust, without the prior written consent of the Adviser, sells shares of the portfolio to (or has shares of the portfolio held by) any person other than the variable life insurance or variable annuity insurance separate accounts of JHLICO or any of its affiliates that are specified in the agreement. The amount of this waiver was $1,687,039 for the year ended December 31, 2008 and is shown as a reduction of total expenses in the Statement of Operations.

The Adviser has voluntarily agreed to waive a portion of its management fee for certain Portfolios (the Participating Portfolios) of the Trust. The Participating Portfolios include all portfolios of the Trust covered in this report, with the exception of Money Market B. The waiver equals, on an annualized basis, 0.02% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $50 billion. The amount of the Reimbursement is calculated daily and allocated among all the Participating Portfolios in proportion to the daily net assets of each Portfolio. The Reimbursement is effective through May 1, 2009 and thereafter may be terminated or modified at any time by the Adviser upon notice to the Trust and approval of the Board of Trustees of the Trust. In addition, the Adviser agreed to waive a portion of its advisory fee for Spectrum Income. For the year ended December 31, 2008, the waivers amounted to $42,258, $5,008, $5,999, $20,667, $7,503, $32,491, $7,382, $7,596, $69,895, $18,903, $3,921, $291,468, $11,850, $8,660, $39,513, $6,036 and $8,382 for Active Bond, Core Bond, Floating Rate Income, Global Bond, High Income, High Yield, Income, Investment Quality Bond, Money Market, Real Return Bond, Short-Term Bond, Spectrum Income, Strategic Bond, Strategic Income, Total Return, U.S. Government Securities and U.S. High Yield Bond, respectively. These expense reimbursements are shown as a reduction of total expenses in the Statement of Operations.

In addition, the Adviser voluntarily agreed to waive a portion of its advisory fee for Total Return in the amount of $106,535 from February 4, 2008, until May 1, 2008, when the new advisory fee structure began.

Fund Administration Fees  Pursuant to the Advisory Agreement, the Portfolios reimburse the Adviser for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services of the Portfolios, including the preparation of all tax returns, annual, semiannual and periodic reports to shareholders and the preparation of all regulatory reports. These expenses are allocated based on the relative share of net assets of each Portfolio at the time the expense was incurred.

The fund administration fees incurred for the year ended December 31, 2008, were equivalent to an annual effective rate of 0.02% of each Portfolio’s average daily net assets, with the exception of Money Market B, in which the effective rate was 0.01%.

Distribution Plans  In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees has approved Distribution Plans (the Plans) for Series I and Series II of the Trust. Series NAV shares are not subject to a Rule 12b-1 fee. The Trust has different classes of shares with different Rule 12b-1 fees so that the Trust’s Portfolios may be offered through different distribution channels. Rule 12b-1 fees are paid to the Portfolios’ Distributor, for distribution services pursuant to the Plans. JHD may use Rule 12b-1 fees for any expenses relating to the distribution of the shares of the class, for any expenses relating to shareholder or administrative services for holders of the shares of the class (or owners of contracts funded in insurance company separate accounts that invest in the shares of the class) and for the payment of service fees. The Portfolios make payments to JHD at an annual rate not to exceed 0.05% of Series I average daily net asset value and 0.25% of Series II average daily net asset value.

7.  TRUSTEES’ FEES The Trust compensates each Trustee who is not an employee of the Adviser or its affiliates. Total Trustees’ expenses are allocated to each Portfolio based on its average daily net asset value.

116

8.  PORTFOLIO SHARE TRANSACTIONS Share activity for the Portfolios for the years ended December 31, 2008 and 2007, were as follows:

Active Bond Trust	Year ended 12/31/08		Year ended 12/31/07
	Shares	Amount	Shares	Amount
Series I shares
Sold	257,360	$2,313,037	530,093	$5,140,133
Distributions reinvested	630,019	5,125,318	1,146,952	10,887,346
Repurchased	(3,262,203)	(29,067,890)	(3,341,418)	(32,515,974)
Net increase (decrease)	(2,374,824)	($21,629,535)	(1,664,373)	($16,488,495)
Series II shares
Sold	—	—	9,083,483	$87,311,216
Distributions reinvested	2,648,065	$21,569,328	4,962,173	47,063,261
Repurchased	(22,312,450)	(197,103,147)	(10,686,085)	(103,230,868)
Net increase (decrease)	(19,664,385)	($175,533,819)	3,359,571	$31,143,609
Series NAV shares
Sold	21,154,538	$185,582,541	14,099,218	$137,431,145
Distributions reinvested	12,744,456	103,299,322	17,193,841	163,200,339
Repurchased	(19,919,343)	(175,911,133)	(11,579,725)	(112,702,325)
Net increase (decrease)	13,979,651	$112,970,730	19,713,334	$187,929,159
Net increase (decrease)	(8,059,558)	($84,192,624)	21,408,532	$202,584,273

Core Bond Trust	Year ended 12/31/08		Year ended 12/31/07
	Shares	Amount	Shares	Amount
Series I shares
Sold	82,556	$1,020,912	7,602	$96,594
Distributions reinvested	3,755	46,193	771	9,595
Repurchased	(5,626)	(71,336)	(6,691)	(85,602)
Net increase (decrease)	80,685	$995,769	1,682	$20,587
Series II shares
Sold	851,972	$10,712,410	344,061	$4,341,494
Distributions reinvested	33,172	408,387	16,392	204,218
Repurchased	(448,385)	(5,614,030)	(188,102)	(2,366,721)
Net increase (decrease)	436,759	$5,506,767	172,351	$2,178,991
Series NAV shares
Sold	7,434,135	$91,812,802	4,620,759	$57,993,640
Distributions reinvested	1,059,881	13,067,224	1,488,965	18,515,340
Repurchased	(10,632,878)	(130,453,823)	(955,548)	(12,021,453)
Net increase (decrease)	(2,138,862)	($25,573,797)	5,154,176	$64,487,527
Net increase (decrease)	(1,621,418)	($19,071,261)	5,328,209	$66,687,105

Floating Rate Income Trust	Period ended 12/31/08[1]
	Shares	Amount
Series NAV shares
Sold	67,750,757	$795,248,706
Distributions reinvested	2,502,385	22,196,152
Repurchased	(3,065,099)	(35,815,983)
Net increase (decrease)	67,188,043	$781,628,875

1	Period from 1-2-08 (commencement of operations) to 12-31-08.

Global Bond Trust	Year ended 12/31/08		Year ended 12/31/07
	Shares	Amount	Shares	Amount
Series I shares
Sold	2,312,811	$36,904,087	1,040,771	$15,687,825
Distributions reinvested	48,076	784,606	567,452	8,363,481
Repurchased	(3,236,544)	(48,943,304)	(1,604,052)	(23,789,685)
Net increase (decrease)	(875,657)	($11,254,611)	4,171	$261,621
Series II shares
Sold	3,365,054	$52,953,243	3,273,142	$48,162,296
Distributions reinvested	82,217	1,336,848	1,076,674	15,833,728
Repurchased	(6,941,582)	(104,908,733)	(2,366,239)	(35,223,114)
Net increase (decrease)	(3,494,311)	($50,618,642)	1,983,577	$28,772,910
Series NAV shares
Sold	10,297,500	$153,928,649	14,320,998	$210,624,919
Distributions reinvested	323,332	5,260,606	4,285,237	63,074,133
Repurchased	(30,107,299)	(470,771,610)	(6,493,488)	(98,951,789)
Net increase (decrease)	(19,486,467)	($311,582,355)	12,112,747	$174,747,263
Net increase (decrease)	(23,856,435)	($373,455,608)	14,100,495	$203,781,794

117

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

High Income Trust	Year ended 12/31/08		Year ended 12/31/07[1]
	Shares	Amount	Shares	Amount
Series II shares
Sold	297,823	$2,621,774	872,819	$12,081,915
Distributions reinvested	21,367	129,664	9,185	110,308
Repurchased	(164,607)	(1,665,513)	(774,927)	(10,551,333)
Net increase (decrease)	154,583	$1,085,925	107,077	$1,640,890
Series NAV shares
Sold	20,270,989	$173,009,446	8,259,646	$114,622,421
Distributions reinvested	8,476,397	52,109,537	4,357,830	54,850,120
Repurchased	(860,771)	(6,325,357)	(654,428)	(9,229,383)
Net increase (decrease)	27,886,615	$218,793,626	11,963,048	$160,243,158
Net increase (decrease)	28,041,198	$219,879,551	12,070,125	$161,884,048

1	Period from 5-1-07 (commencement of operations) to 12-31-07 for Series II shares.

High Yield Trust	Year ended 12/31/08		Year ended 12/31/07
	Shares	Amount	Shares	Amount
Series I shares
Sold	3,322,465	$25,052,971	3,121,978	$32,090,443
Distributions reinvested	1,180,947	7,185,386	1,653,552	16,396,868
Repurchased	(5,446,331)	(46,961,541)	(7,639,857)	(78,801,576)
Net increase (decrease)	(942,919)	($14,723,184)	(2,864,327)	($30,314,265)
Series II shares
Sold	4,803,379	$33,804,075	1,681,713	$17,306,380
Distributions reinvested	809,159	4,954,775	1,091,103	10,871,185
Repurchased	(4,021,426)	(35,648,330)	(4,233,705)	(43,759,988)
Net increase (decrease)	1,591,112	$3,110,520	(1,460,889)	($15,582,423)
Series NAV shares
Sold	33,440,402	$237,820,813	44,072,914	$456,399,276
Distributions reinvested	28,700,913	168,973,777	23,435,736	229,520,177
Repurchased	(23,406,813)	(201,808,846)	(10,299,629)	(104,369,089)
Net increase (decrease)	38,734,502	$204,985,744	57,209,021	$581,550,364
Net increase (decrease)	39,382,695	$193,373,080	52,883,805	$535,653,676

Income Trust	Year ended 12/31/08		Period ended 12/31/07[1]
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	15,890,400	$174,803,991	31,536,293	$394,579,288
Distributions reinvested	3,179,746	25,290,703	342,663	4,146,221
Repurchased	(3,219,884)	(31,490,368)	(587,316)	(7,223,989)
Net increase (decrease)	15,850,262	$168,604,326	31,291,640	$391,501,520

1	Period from 5-1-07 (commencement of operations) to 12-31-07.

Investment Quality Bond Trust	Year ended 12/31/08		Year ended 12/31/07
	Shares	Amount	Shares	Amount
Series I shares
Sold	732,979	$7,958,079	554,397	$6,386,710
Distributions reinvested	929,007	9,729,684	1,352,647	15,249,605
Repurchased	(2,791,020)	(30,858,809)	(3,129,000)	(35,996,064)
Net increase (decrease)	(1,129,034)	($13,171,046)	(1,221,956)	($14,359,749)
Series II shares
Sold	1,249,471	$14,083,791	2,340,348	$26,935,080
Distributions reinvested	825,071	8,650,108	1,220,073	13,750,221
Repurchased	(5,402,154)	(58,877,849)	(1,558,645)	(17,820,350)
Net increase (decrease)	(3,327,612)	($36,143,950)	2,001,776	$22,864,951
Series NAV shares
Sold	3,273,512	$36,825,342	1,908,030	$21,884,320
Distributions reinvested	692,468	7,248,010	897,765	10,100,192
Repurchased	(4,809,854)	(50,232,392)	(691,389)	(7,839,069)
Net increase (decrease)	(843,874)	($6,159,040)	2,114,406	$24,145,443
Net increase (decrease)	(5,300,520)	($55,474,036)	2,894,226	$32,650,645

118

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

Money Market Trust	Year ended 12/31/08		Year ended 12/31/07
	Shares	Amount	Shares	Amount
Series I shares
Sold	151,815,134	$1,518,151,349	66,892,264	$668,922,644
Distributions reinvested	5,076,275	50,762,752	11,011,289	110,112,892
Repurchased	(36,516,771)	(365,167,714)	(59,147,367)	(591,473,673)
Net increase (decrease)	120,374,638	$1,203,746,387	18,756,186	$187,561,863
Series II shares
Sold	119,072,461	$1,190,724,589	50,063,717	$500,637,165
Distributions reinvested	1,289,501	12,895,006	1,907,474	19,074,742
Repurchased	(18,706,333)	(187,063,329)	(37,223,649)	(372,236,488)
Net increase (decrease)	101,655,629	$1,016,556,266	14,747,542	$147,475,419
Net increase (decrease)	222,030,267	$2,220,302,653	33,503,728	$335,037,282

Money Market Trust B	Year ended 12/31/08		Year ended 12/31/07
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	591,244,014	$591,244,014	367,751,332	$367,751,332
Distributions reinvested	14,203,358	14,203,358	25,690,053	25,690,053
Repurchased	(254,147,228)	(254,147,228)	(261,218,516)	(261,218,516)
Net increase (decrease)	351,300,144	$351,300,144	132,222,869	$132,222,869

Real Return Bond Trust	Year ended 12/31/08		Year ended 12/31/07
	Shares	Amount	Shares	Amount
Series I shares
Sold	666,876	$8,897,819	385,924	$5,066,855
Distributions reinvested	24,294	331,616	42,249	561,827
Repurchased	(672,333)	(8,505,162)	(108,782)	(1,431,830)
Net increase (decrease)	18,837	$724,273	319,391	$4,196,852
Series II shares
Sold	4,175,567	$57,178,648	899,987	$11,781,957
Distributions reinvested	250,017	3,385,235	492,738	6,480,870
Repurchased	(4,283,864)	(55,169,738)	(2,383,014)	(31,039,260)
Net increase (decrease)	141,720	$5,394,145	(990,289)	($12,776,433)
Series NAV shares
Sold	32,974,215	$397,438,046	21,015,875	$272,836,959
Distributions reinvested	2,038,218	27,556,707	5,417,270	71,225,485
Repurchased	(34,162,396)	(453,100,088)	(11,231,176)	(149,595,023)
Net increase (decrease)	850,037	($28,105,335)	15,201,969	$194,467,421
Net increase (decrease)	1,010,594	($21,986,917)	14,531,071	$185,887,840

Short-Term Bond Trust	Year ended 12/31/08		Year ended 12/31/07
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	905,336	$8,176,715	2,039,146	$20,295,646
Distributions reinvested	1,222,704	8,473,341	2,737,594	26,281,615
Repurchased	(14,782,151)	(130,003,073)	(8,344,905)	(82,054,737)
Net increase (decrease)	(12,654,111)	($113,353,017)	(3,568,165)	($35,477,476)

Spectrum Income Trust	Year ended 12/31/08		Year ended 12/31/07
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	20,386,873	$253,874,764	15,746,650	$215,192,167
Distributions reinvested	6,493,605	74,416,361	6,049,330	80,459,252
Repurchased	(14,498,757)	(179,382,776)	(4,043,946)	(55,277,176)
Net increase (decrease)	12,381,721	$148,908,349	17,752,034	$240,374,243

Strategic Bond Trust	Year ended 12/31/08		Year ended 12/31/07
	Shares	Amount	Shares	Amount
Series I shares
Sold	172,233	$1,683,835	830,557	$9,560,005
Distributions reinvested	880,554	7,561,474	1,307,556	14,728,960
Repurchased	(4,292,109)	(42,487,283)	(2,808,851)	(32,481,212)
Net increase (decrease)	(3,239,322)	($33,241,974)	(670,738)	($8,192,247)
Series II shares
Sold	351,745	$3,496,296	726,709	$8,359,779
Distributions reinvested	611,827	5,237,712	832,289	9,372,411
Repurchased	(2,927,255)	(28,921,422)	(1,787,673)	(20,650,953)
Net increase (decrease)	(1,963,683)	($20,187,414)	(228,675)	($2,918,763)
Series NAV shares
Sold	11,328,955	$108,960,911	12,456,193	$144,270,389
Distributions reinvested	4,240,094	35,741,377	3,425,744	38,267,223
Repurchased	(5,317,461)	(50,021,728)	(1,019,229)	(12,026,260)
Net increase (decrease)	10,251,588	$94,680,560	14,862,708	$170,511,352
Net increase (decrease)	5,048,583	$41,251,172	13,963,295	$159,400,342

119

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

Strategic Income Trust	Year ended 12/31/08		Year ended 12/31/07
	Shares	Amount	Shares	Amount
Series I shares
Sold	615,069	$8,139,754	415,049	$5,675,191
Distributions reinvested	150,253	1,754,106	20,828	284,724
Repurchased	(369,490)	(4,805,953)	(171,469)	(2,335,828)
Net increase (decrease)	395,832	$5,087,907	264,408	$3,624,087
Series II shares
Sold	209,541	$2,820,729	285,118	$3,902,753
Distributions reinvested	109,545	1,301,902	23,706	324,300
Repurchased	(630,556)	(8,310,870)	(568,490)	(7,726,206)
Net increase (decrease)	(311,470)	($4,188,239)	(259,666)	($3,499,153)
Series NAV shares
Sold	16,210,451	$202,541,120	8,619,877	$117,146,927
Distributions reinvested	4,734,263	54,949,360	705,796	9,634,115
Repurchased	(8,348,562)	(107,285,559)	(937,073)	(12,728,867)
Net increase (decrease)	12,596,152	$150,204,921	8,388,600	$114,052,175
Net increase (decrease)	12,680,514	$151,104,589	8,393,342	$114,177,109

Total Return Trust	Year ended 12/31/08		Year ended 12/31/07
	Shares	Amount	Shares	Amount
Series I shares
Sold	4,604,851	$64,187,903	1,231,273	$16,992,628
Distributions reinvested	1,471,071	19,979,087	1,898,770	25,949,771
Repurchased	(6,154,694)	(84,476,186)	(5,369,999)	(73,833,395)
Net increase (decrease)	(78,772)	($309,196)	(2,239,956)	($30,890,996)
Series II shares
Sold	6,243,569	$86,918,146	1,017,858	$14,012,208
Distributions reinvested	1,125,393	15,257,644	1,239,206	16,916,322
Repurchased	(4,688,260)	(64,400,277)	(3,250,535)	(44,564,917)
Net increase (decrease)	2,680,702	$37,775,513	(993,471)	($13,636,387)
Series NAV shares
Sold	22,344,614	$305,442,209	29,248,611	$400,226,147
Distributions reinvested	6,933,224	94,035,114	8,679,735	118,464,427
Repurchased	(38,763,672)	(528,164,479)	(10,757,721)	(148,900,606)
Net increase (decrease)	(9,485,834)	($128,687,156)	27,170,625	$369,789,968
Net increase (decrease)	(6,883,904)	($91,220,839)	23,937,198	$325,262,585

U.S. Government Securities Trust	Year ended 12/31/08		Year ended 12/31/07
	Shares	Amount	Shares	Amount
Series I shares
Sold	3,083,777	$39,172,141	1,466,506	$19,472,878
Distributions reinvested	454,117	5,556,637	1,095,446	14,219,224
Repurchased	(4,724,483)	(59,415,769)	(3,239,578)	(42,890,622)
Net increase (decrease)	(1,186,589)	($14,686,991)	(677,626)	($9,198,520)
Series II shares
Sold	4,962,163	$62,570,068	1,613,098	$21,427,447
Distributions reinvested	273,124	3,341,494	504,743	6,554,907
Repurchased	(3,944,403)	(49,567,072)	(2,113,104)	(28,143,574)
Net increase (decrease)	1,290,884	$16,344,490	4,737	($161,220)
Series NAV shares
Sold	3,751,732	$47,469,295	2,900,151	$38,379,102
Distributions reinvested	302,420	3,692,217	741,957	9,606,369
Repurchased	(4,462,362)	(55,658,747)	(4,268,645)	(56,077,925)
Net increase (decrease)	(408,210)	($4,497,235)	(626,537)	($8,092,454)
Net increase (decrease)	(303,915)	($2,839,736)	(1,299,426)	($17,452,194)

U.S. High Yield Bond Trust	Year ended 12/31/08		Year ended 12/31/07
	Shares	Amount	Shares	Amount
Series I shares
Sold	228,139	$2,504,857	92,419	$1,226,533
Distributions reinvested	5,239	48,167	6,037	76,765
Repurchased	(190,047)	(2,080,468)	(95,307)	(1,261,959)
Net increase (decrease)	43,331	$472,556	3,149	$41,339
Series II shares
Sold	208,827	$2,318,223	289,199	$3,824,145
Distributions reinvested	13,874	129,333	19,998	256,950
Repurchased	(167,823)	(2,023,394)	(332,205)	(4,394,794)
Net increase (decrease)	54,878	$424,162	(23,008)	($313,699)
Series NAV shares
Sold	25,154,562	$272,672,148	7,175,762	$96,035,060
Distributions reinvested	4,011,165	36,608,019	3,382,080	43,204,594
Repurchased	(3,988,997)	(41,288,053)	(891,832)	(11,930,578)
Net increase (decrease)	25,176,730	$267,992,114	9,666,010	$127,309,076
Net increase (decrease)	25,274,939	$268,888,832	9,646,151	$127,036,716

120

9.  PURCHASES AND SALES OF SECURITIES The following summarizes the securities transactions (except for short-term investments) for the Portfolios (with the exception of Money Market and Money Market B) for the year ended December 31, 2008:

	Purchases		Sales and Maturities
Portfolio	U.S. Government	Other Issuers	U.S. Government	Other Issuers
Active Bond Trust	$1,500,252,442	$827,851,999	$1,708,897,013	$598,672,690
Core Bond Trust	1,187,184,975	232,323,041	1,188,530,036	249,455,088
Floating Rate Income Trust	113,150,204	786,704,874	7,209,996	73,124,139
Global Bond Trust	2,128,599,606	4,596,230,440	2,509,414,367	4,554,073,811
High Income Trust	—	385,359,167	—	183,739,406
High Yield Trust	85,033,131	1,135,845,429	14,438,612	1,010,008,713
Income Trust	9,347,656	325,801,716	14,344,260	137,743,772
Investment Quality Bond Trust	84,545,916	317,621,793	103,255,308	317,367,561
Real Return Bond Trust	18,200,949,495	370,722,939	18,590,608,105	182,530,066
Short-Term Bond Trust	60,749,933	27,587,382	118,386,446	79,306,388
Spectrum Income Trust	313,783,693	509,720,233	328,618,721	389,218,890
Strategic Bond Trust	344,562,077	174,996,799	291,305,378	175,696,197
Strategic Income Trust	62,536,924	252,536,348	42,755,648	155,450,727
Total Return Trust	3,575,892,627	561,593,980	3,843,222,865	87,741,736
U.S. Government Securities Trust	172,501,781	11,061,089	158,832,678	48,331,349
U.S. High Yield Bond	—	477,007,324	—	214,077,871

10.  CHANGE IN ACCOUNTING POLICY As a result of a change in accounting policy, certain Portfolios have reclassified upfront payments received or paid on swap contracts from net realized gain/loss to unrealized appreciation/depreciation. For consistency, similar reclassifications have been made to amounts appearing in the previous year’s Statement of Changes in Net Assets. The reclassifications are as follows:

	Year ended December 31, 2007
	Net Realized Gain (Loss)	Change in net Unrealized Appreciation (Depreciation)
Global Bond Trust	$2,248,493	($2,248,493)
Real Return Bond Trust	($3,535,432)	$3,535,432
Total Return Trust	$3,719,177	($3,719,177)

These changes had no effect on each Portfolio’s net asset value, either in total or per share, or its total increase (decrease) in net assets from operations during any period.

11.  U.S. DEPARTMENT OF TREASURY TEMPORARY GUARANTEE PROGRAM FOR MONEY MARKET FUNDS

The Trustees have approved the participation of the Portfolios in the U.S. Department of Treasury (the “Treasury”) Temporary Guarantee Program for Money Market Funds (the “Program”), under which the Treasury will guarantee that shareholders of the Portfolios will receive $1.00 for each share of the Portfolios held by them as of the close of business on September 19, 2008, in the event that the Portfolios liquidate and the per share value at the time of liquidation is less than $1.00 (a “Guarantee Event”). The Portfolios’ participation in the Program is not certain until its application is reviewed and accepted by the Treasury, which is expected to take some period of time.

Recovery under the Program is subject to certain conditions and limitations, including the following:

•	For investors who held shares of the Portfolios on September 19, 2008, the Program provides a guarantee for the lesser of: (a) the number of shares owned by the shareholder at the close of September 19, 2008; or (b) the number of shares owned by the shareholder on the date of a Guarantee Event.

•	The guarantee is not available to investors who were not Portfolios shareholders on September 19, 2008. In addition, this guarantee is not available to investors who were Portfolios shareholders on September 19, 2008, but who sold all their Portfolios shares prior to the date of a Guarantee Event.

•	The total amount of coverage available for all participants in the Program is limited to the amount of funds available under the Federal Exchange Stabilization Fund at the time of a Guarantee Event (currently approximately $50 billion).

•	In order to recover, a Guarantee Event must occur during the term of the Program. Recovery under the Program requires the Portfolios to liquidate.

The Program was in effect until December 18, 2008. However, the U.S. Department of Treasury has extended the program until April 30, 2009. On December 4, 2008, the Board of Trustees approved continuation in the extended program. Participation in the Program requires a payment to the U.S. Treasury in the amount of 0.025% of the net asset value of the Portfolios, as of September 19, 2008 (0.01% for the original program and 0.015% for the extended program). The Secretary of the Treasury may extend the Program beyond the extended term through the close of business on September 19, 2009. If the Program is extended, the Trustees will consider whether the Portfolios should continue to participate in the Program. Participation in any further extension of the Program will require payment of an additional fee, although there can be no assurance that the Portfolios will elect to participate, or be eligible to participate, in any extension of the Program. The cost of participating in the Program and any extension will be borne by the Portfolios, and will not be subject to any expense limitation or reimbursement agreement. However, all shareholders will benefit from the Extended Program to the extent that the Extended Program helps to stabilize the Portfolios by discouraging shareholders from withdrawing their assets from the Portfolios.

12.  EXPENSE RECAPTURE

Effective January 1, 2009, the Adviser may recapture operating expenses reimbursed or fees waived under previous expense limitation or waiver arrangements and made subsequent to January 1, 2009, for a period of three years following the beginning of the month in which such reimbursement or waivers occurred.

121

John Hancock Trust
Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Trust:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the portfolios (identified in Note 6) which are part of John Hancock Trust (the “Trust”) at December 31, 2008, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated (except as noted in the last paragraph of this report), in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

The financial highlights for periods ending on December 31, 2004 for the Active Bond Trust, Money Market Trust B and Short-Term Bond Trust were audited by other auditors whose report expressed an unqualified opinion thereon.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 26, 2009

122

John Hancock Trust
Federal Tax information (Unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions of the Portfolios, if any, paid during its taxable year ended December 31, 2008.

The Portfolios below have designated the following amounts as capital gain dividends paid during the fiscal year.

Portfolio	Capital Gains
Active Bond Trust	—
Core Bond Trust	—
Floating Rate Income Trust	—
Global Bond Trust	—
High Income Trust	$276,962
High Yield Trust	—
Income Trust	—
Investment Quality Bond Trust	—
Money Market Trust	—
Money Market Trust B	—
Real Return Bond Trust	—
Short-Term Bond Trust	—
Spectrum Income Trust	3,957,149
Strategic Bond Trust	—
Strategic Income Trust	—
Total Return Trust	24,549,349
U.S. Government Securities Trust	—
U.S. High Yield Bond Trust	—

123

John Hancock Trust
Trustees and Officers Information

The Trustees and Officers of the Trust, together with information as to their principal occupations during the past five years, are listed below. Each Trustee oversees all Trust portfolios.

INDEPENDENT TRUSTEES

Name, Address and Year of Birth	Position with the Trust[1]	Principal Occupation(s) and Other Directorships During Past Five Years
Charles L. Bardelis[2] 601 Congress Street Boston, MA 02210 Born: 1941	Trustee (since 1988)	Director, Island Commuter Corp. (Marine Transport). Trustee of John Hancock Fund II since 2005 and former Trustee of John Hancock Funds III (2005-2006).
Peter S. Burgess[2] 601 Congress Street Boston, MA 02210 Born: 1942	Trustee (since 2005)
Consultant (financial, accounting and auditing matters) (since 1999). Certified Public Accountant, Partner; Arthur Andersen (independent public accounting firm) (prior to 1999).
Director of the following publicly traded companies: PMA Capital Corporation (since 2004) and Lincoln Educational Services Corporation (since 2004).
Trustee of John Hancock Fund II since 2005 and former Trustee of John Hancock Funds III (2005-2006).

Elizabeth G. Cook[3] 601 Congress Street Boston, MA 02210 Born: 1937	Trustee (since 2005)
Expressive Arts Therapist, Massachusetts General Hospital (September 2001-June 2007); Expressive Arts Therapist, Dana Farber Cancer Institute (September 2000 to January 2004).
Trustee of John Hancock Funds II (since 2005) and former Trustee of John Hancock Funds III (2005-2006).

Theron S. Hoffman[3,4] Born: 1947	Trustee (since September 2008)
Trustee of John Hancock Trust and John Hancock Funds II (since September 2008); Chief Executive Officer, T. Hoffman Associates, LLC (2003-Present); Director, The Todd Organization (2003-Present); President, Westport Resources Management (2006-2008); Partner/Operating Head & Senior Managing Director, Putnam Investments (2000-2003).

Hassell H. McClellan[3] 601 Congress Street Boston, MA 02210 Born: 1945	Trustee (since 2005)
Associate Professor, The Graduate School of the Wallace E. Carroll School of Management, Boston College.
Trustee of John Hancock Funds II (since 2005) and former Trustee of John Hancock Funds III (2005-2006) .
Trustee of Phoenix Edge Series Fund (since 2008).

James M. Oates[3] 601 Congress Street Boston, MA 02210 Born: 1946	Chairman (since 2005) Trustee (since 2004)
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman, Emerson Investment Management, Inc. (since 2000); Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2006).
Director of the following publicly traded companies: Stifel Financial (since 1996); Investor Financial Services Corporation (since 1995); and Connecticut River Bancorp, Director (since 1998). Director, Virtus Investment Management (since 2009); and Emerson Investment Management (since 2000).
Trustee of John Hancock Funds II (since 2005) and former Trustee of John Hancock Funds III (2005–2006).

Steven M. Roberts[2,4] Born: 1944	Trustee (since September 2008)	Trustee of John Hancock Trust and John Hancock Funds II (since September 2008); Board of Governors Deputy Director, Federal Reserve System (2005-2008); Partner, KPMG (1987-2004).
F. David Rolwing[3] 601 Congress Street Boston, MA 02210 Born: 1934	Trustee (since 1997)	Former Chairman, President and CEO, Montgomery Mutual Insurance Company, 1991 to 1999. (Retired 1999).

124

John Hancock Trust
Trustees and Officers Information

NON-INDEPENDENT TRUSTEES

Name, Address and Year of Birth	Position with the Trust	Principal Occupation(s) and Other Directorships During Past Five Years
James R. Boyle[5] 601 Congress Street Boston, MA 02210 Born: 1959	Trustee (since 2005)
Executive Vice President, Manulife Financial Corporation (since 1999); Director and President, John Hancock Variable Life Insurance Company (since 2007); Director and Executive Vice President, John Hancock Life Insurance Company (since 2004); Chairman and Director, John Hancock Advisers, LLC (the Adviser), John Hancock Funds, LLC (John Hancock Funds) and The Berkeley Financial Group, LLC (The Berkeley Group) (holding company) (since 2005); Chairman and Director, John Hancock Investment Management Services, LLC (since 2006); Senior Vice President, The Manufacturers Life Insurance Company (U.S.A.) (until 2004).

Grace K. Fey[3,6] Born: 1946	Trustee (since September 2008)
Trustee of John Hancock Trust and John Hancock Funds II (since September 2008); Chief Executive Officer, Grace Fey Advisors (2007- Present); Director & Executive Vice President, Frontier Capital Management Company (1988-2007).

TRUSTEE EMERITUS
John D. Richardson[8] 601 Congress Street Boston, MA 02210 Born: 1938	Trustee (1997 to 2006) Trustee Emeritus (since December 2006)
Retired; Former Senior Executive Vice President, Office of the President, Manulife Financial, February 2000 to March 2002 (Retired, March 2002); Executive Vice President and General Manager, U.S. Operations, Manulife Financial, January 1995 to January 2000.
Director of BNS Split Corp. and BNS Split Corp. II, publicly traded companies listed on the Toronto Stock Exchange (2005-2007).

OFFICERS OF THE TRUST
Keith F. Hartstein[7] Born: 1956	President and Chief Executive Officer (since 2005)
Senior Vice President, Manulife Financial Corporation (since 2004); Director, President and Chief Executive Officer, the Adviser, The Berkeley Group, John Hancock Funds, LLC (since 2005); Director, MFC Global Investment Management (U.S.), LLC (“MFC Global (U.S.)”) (since 2005); Chairman and Director, John Hancock Signature Services, Inc. (since 2005); Director, President and Chief Executive Officer, John Hancock Investment Management Services, LLC (since 2006); President and Chief Executive Officer, John Hancock Funds II, John Hancock Funds III, and John Hancock Trust; Director, Chairman and President, NM Capital Management, Inc. (since 2005); Member and former Chairman, Investment Company Institute Sales Force Marketing Committee (since 2003); President and Chief Executive Officer, MFC Global (U.S.) (2005-2006); Executive Vice President, John Hancock Funds, LLC (until 2005).

Thomas M. Kinzler[7] Born: 1955	Secretary and Chief Legal Officer (since 2006)
Vice President and Counsel, John Hancock Life Insurance Company (U.S.A.) (since 2006); Secretary and Chief Legal Officer, John Hancock Funds, John Hancock Funds II and John Hancock Trust (since 2006); Vice President and Associate General Counsel, Massachusetts Mutual Life Insurance Company (1999-2006); Secretary and Chief Legal Counsel, MML Series Investment Fund (2000-2006); Secretary and Chief Legal Counsel, MassMutual Institutional Funds (2000-2004); Secretary and Chief Legal Counsel, MassMutual Select Funds and MassMutual Premier Funds (2004-2006).

Francis V. Knox, Jr.[7] Born: 1947	Chief Compliance Officer (since 2005)
Vice President and Chief Compliance Officer, John Hancock Investment Management Services, LLC, the Adviser and MFC Global (U.S.) (since 2005); Vice President and Chief Compliance Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2005); Vice President and Assistant Treasurer, Fidelity Group of Funds (until 2004); Vice President and Ethics & Compliance Officer, Fidelity Investments (until 2001).

125

John Hancock Trust
Trustees and Officers Information

Name, Address and Year of Birth	Position with the Trust	Principal Occupation(s) and Other Directorships During Past Five Years
Charles A. Rizzo[7] Born: 1957	Chief Financial Officer (since 2005)
Chief Financial Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2007); Assistant Treasurer, Goldman Sachs Mutual Fund Complex (registered investment companies) (2005-2007); Vice President, Goldman Sachs (2005-2007); Managing Director and Treasurer of Scudder Funds, Deutsche Asset Management (2003-2005); Director, Tax and Financial Reporting, Deutsche Asset Management (2002-2003); Vice President and Treasurer, Deutsche Global Fund Services (Deutshce Registered Investment Companies) (1999-2002).

Gordon M. Shone[7] Born: 1956	Treasurer (since 2005)
Senior Vice President, John Hancock Life Insurance Company (U.S.A.) (since 2001); Treasurer for John Hancock Funds (since 2006); John Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2005); Vice President and Chief Financial Officer, John Hancock Trust (2003-2005); Vice President, John Hancock Investment Management Services, LLC, John Hancock Advisers, LLC (since 2006), and The Manufacturers Life Insurance Company (U.S.A.) (1998-2000).

John G. Vrysen[7] Born: 1955	Chief Operating Officer (since 2005)
Senior Vice President, MFC (since 2006); Director, Executive Vice President and Chief Operating Officer, the Adviser, The Berkley Group, John Hancock Investment Management Services, LLC and John Hancock Funds, LLC (since 2007); Chief Operating Officer, John Hancock Funds (“JHF”), John Hancock Funds II (“JHF II”), John Hancock Funds III (JHF III“) and John Hancock Trust (”JHT“) (since 2007), Director, John Hancock Signature Services, Inc. (since 2005); Chief Financial Officer, the Adviser, The Berkley Group, MFC Global Investment Management (US), John Hancock Investment Management Services, LLC, John Hancock Funds, LLC, JHF, JHF II, JHF III and JHT (2005-2007); Vice President, MFC (until 2006).

1	Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified. Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) with cause or without cause, by the action of two-thirds of the remaining Trustees or by action of two-thirds of the outstanding Shares of the Trust.

2	Member of Audit Committee

3	Member of Compliance Committee.

4	Mr. Hoffman and Mr. Roberts were appointed by the Board as Trustees on September 26, 2008.

5	The Trustee is an “interested person” (as defined in the 1940 Act) due to his position with Manulife Financial Corporation (or its affiliates), the ultimate controlling parent of the investment adviser.

6	Ms. Fey was appointed by the Board as Trustee on September 26, 2008 and is an “interested person” (as defined in the 1940 Act) due to her prior position with a subadviser to the Trust.

7	Affiliated with the Adviser.

8	Mr. Richardson retired as Trustee effective December 14, 2006. On such date, Mr. Richardson became Trustee Emeritus.

126

John Hancock Trust
For More Information

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information, a separate document with supplemental information not contained in the Prospectus, includes additional information on the Board of Trustees and can be obtained without charge by calling 1-800-344-1029 or on the Securities and Exchange Commission (“SEC”) Web site at www.sec.gov.

PROXY VOTING POLICY A description of the Trust’s proxy voting policies and procedures and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31 is available without charge, upon request, by calling 1-800-344-1029 or on the SEC Web site at www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE The Trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available electronically on the SEC Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St., N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

127

John Hancock Trust
Annual Report — Table of Contents

Manager’s Commentary and Portfolio Performance (See below for each Portfolio’s page #)	4

Shareholder Expense Examples	15

Portfolio of Investments (See below for each Portfolio’s page #)	17-29

Statements of Assets and Liabilities	30

Statements of Operations	32

Statements of Changes in Net Assets	34

Financial Highlights	36

Notes to Financial Statements	40

Report of Independent Registered Public Accounting Firm	52

Tax Information (Unaudited)	53

Trustees and Officers	54

For More Information	57

Portfolio	Manager’s Commentary & Portfolio Performance	Portfolio of Investments
500 Index Trust	5	17
500 Index Trust B	6	18
Index Allocation Trust	7	19
International Equity Index Trust A	8	19
International Equity Index Trust B	9	21
Mid Cap Index Trust	10	22
Small Cap Index Trust	11	23
Total Bond Market Trust A	12	25
Total Bond Market Trust B	13	26
Total Stock Market Index Trust	14	27

3

John Hancock Trust
Manager’s Commentary and Portfolio Performance

Trust Performance

In the following pages we have set forth information regarding the performance of each Portfolio of the John Hancock Trust (the “Trust”). There are several ways to evaluate a Portfolio’s historical performance. One can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. With respect to all performance information presented, it is important to understand that past performance does not guarantee future results. Return and principal fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance Tables

The Performance Tables show two types of total return information: cumulative and average annual total returns. A cumulative total return is an expression of a Portfolio’s total change in share value in percentage terms over a set period of time — one, five and ten years (or since the Portfolio’s inception if less than the applicable period). An average annual total return takes the Portfolio’s cumulative total return for a time period greater than one year and shows what would have happened if the Portfolio had performed at a constant rate each year. The tables show all cumulative and average annual total returns, net of fees and expenses of the Trust, but do not reflect the insurance (separate account) expenses (including a possible contingent deferred sales charge) of the variable annuity and variable life products that invest in the Trust. If these were included, performance would be lower.

Graph — Change in Value of $10,000 Investment and Comparative Indices

The performance graph for each Portfolio shows the change in value of a $10,000 investment over the life or ten year period of each Portfolio, whichever is shorter. Each Portfolio’s performance is compared with the performance of one or more broad-based securities indices as a “benchmark.” All performance information includes the reinvestment of dividends and capital gain distributions, as well as the deduction of ongoing management fees and Portfolio operating expenses. The benchmarks used for comparison are unmanaged and include reinvestment of dividends and capital gains distributions, if any, but do not reflect any fees or expenses. Portfolios that invest in multiple asset classes are compared with a customized benchmark. This benchmark is comprised of a set percentage allocation from each of the asset classes in which the Portfolio invests.

Portfolio Manager’s Commentary

Finally, we have provided a commentary by each portfolio manager regarding each Portfolio’s performance during the period ended December 31, 2008. The views expressed are those of the portfolio manager as of December 31, 2008, and are subject to change based on market and other conditions. Information about a Portfolio’s holdings, asset allocation or country diversification is historical and is no indication of future portfolio composition, which will vary. Information provided in this report should not be considered a recommendation to purchase or sell securities. The Portfolios are not insured by the FDIC, are not a deposit or other obligation of, or guaranteed by banks and are subject to investment risks including loss of principal amount invested. For a more detailed discussion of the risks associated with the Portfolios, see the Trust’s prospectus.

“Standard & Poor’s,” “Standard & Poor’s 500,” “S&P 500,” and “S&P MidCap 400 Index” are trademarks of The McGraw-Hill Companies, Inc. “Russell 1000,” “Russell 2000,” “Russell 3000,” and “Russell Midcap” are trademarks of Frank Russell Company. “Wilshire 5000” is a trademark of Wilshire Associates. “Morgan Stanley European Australian Far East Free”, “EAFE” and “MSCI” are trademarks of Morgan Stanley & Co. Incorporated. “Barclays Capital” is a registered trademark of Barclays Bank PLC. “Lipper” is a registered trademark of Reuters S.A. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust.

4

500 Index Trust
Subadviser: MFC Global Investment Management (U.S.A.) Limited
Portfolio Managers: Carson Jen, Narayan Ramani

INVESTMENT OBJECTIVE & POLICIES ▶ To approximate the aggregate total return of a broad-based U.S. domestic equity market index by investing at least 80% of the portfolio’s net assets in (a) common stocks that are included in the S&P 500 Index and (b) securities that are believed to behave in a manner similar to the index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Non-cyclical	23.43
Energy	13.33
Financial	12.88
Industrial	10.79
Technology	10.35
Communications	10.34
Consumer, Cyclical	7.82
Utilities	3.49
Basic Materials	3.37

* Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust, if applicable.

PORTFOLIO MANAGER’S COMMENTARY

Performance ▶ For the year, the 500 Index Trust Series I returned –37.21%, in line with the –37.00% return of the S&P 500 Index.

Environment ▶ The recession that started in December 2007 deepened in 2008. All major industries were affected by the economic slowdown. Financials were hit the hardest, with leading investment companies such as Bear Stearns and Lehman Brothers filing for bankruptcy. Merrill Lynch and Wachovia were acquired by Bank of America and Wells Fargo, respectively. Moreover, the automotive industry has seen one of the most alarming downturns in more than a decade.

Unemployment has been another major — and growing — concern in the past year. Total non-farm payroll declined by 2.58 million in 2008, after an increase of about one million in the previous year. Moreover, the federal funds target rate was cut from 4.25% at the beginning of the year to 0.25% at year-end in an attempt to boost the economy. The Conference Board’s Consumer Confidence Index continued dropping in 2008, falling to 38 in December, its lowest level in a decade. Due to decreasing gasoline and energy prices, the rate of inflation hit a low of 0.1% year over year in December. A major concern in 2008 was the U.S. budget deficit. The Congressional Budget Office estimated that the current deficit jumped to about $250 billion by year-end.

For the year, Consumer Staples and Health Care were the best-performing sectors in the Index, returning –17.66% and –24.48%, respectively; Financials and Materials were the worst performers, returning –56.95% and –47.05%.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return

Period Ending December 31, 2008	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception

500 Index Trust Series I (began 5/1/00)	–37.21%	–2.68%	—	–4.25%	–12.70%	—	–31.39%
500 Index Trust Series II2 (began 1/28/02)	–37.40%	–2.88%	—	–4.41%	–13.61%	—	–32.33%
500 Index Trust Series NAV[3] (began 10/31/05)	–37.26%	–2.92%	—	–4.39%	–13.76%	—	–32.23%
S&P 500 Index[4]	–37.00%	–2.19%	—	–3.77%	–10.47%	—	–28.33%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2

Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series II shares have higher expenses than Series I shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3

Series NAV shares of the 500 Index Trust were first offered October 31, 2005. For periods prior to October 31, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to October 31, 2005 reflected series NAV expenses, performance would be higher.

4	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

5

500 Index Trust B
Subadviser: MFC Global Investment Management (U.S.A.) Limited
Portfolio Managers: Carson Jen, Narayan Ramani

INVESTMENT OBJECTIVE & POLICIES ▶ To approximate the aggregate total return of a broad-based U.S. domestic equity market index by investing at least 80% of the portfolio’s net assets in (a) common stocks that are included in the S&P 500 Index and (b) securities that are believed to behave in a manner similar to the index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Non-cyclical	23.68
Energy	13.47
Financial	13.02
Industrial	10.90
Technology	10.46
Communications	10.45
Consumer, Cyclical	7.91
Utilities	3.52
Basic Materials	3.41
Diversified	0.04

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust, if applicable.

PORTFOLIO MANAGER’S COMMENTARY

Performance ▶ For the year, the 500 Index Trust B Series NAV returned –37.19%, in line with the –37.00% return of the S&P 500 Index.

Environment ▶ The recession that started in December 2007 deepened in 2008. All major industries were affected by the economic slowdown. Financials were hit the hardest, with leading investment companies such as Bear Stearns and Lehman Brothers filing for bankruptcy. Merrill Lynch and Wachovia were acquired by Bank of America and Wells Fargo, respectively. Moreover, the automotive industry has seen one of the most alarming downturns in more than a decade.

Unemployment has been another major — and growing — concern in the past year. Total non-farm payroll declined by 2.58 million in 2008, after an increase of about one million in the previous year. Moreover, the federal funds target rate was cut from 4.25% at the beginning of the year to 0.25% at year-end in an attempt to boost the economy. The Conference Board’s Consumer Confidence Index continued dropping in 2008, falling to 38 in December, its lowest level in a decade. Due to decreasing gasoline and energy prices, the rate of inflation hit a low of 0.1% year over year in December. A major concern in 2008 was the U.S. budget deficit. The Congressional Budget Office estimated that the current deficit jumped to about $250 billion by year-end.

For the year, Consumer Staples and Health Care were the best-performing sectors in the Index, returning –17.66% and –24.48%, respectively; Financials and Materials were the worst performers, returning –56.95% and –47.05%.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return

Period Ending December 31, 2008	1-year	5-year	10-year	5-year	10-year

500 Index Trust B Series NAV[2] (began 5/1/96)	–37.19%	–2.41%	–1.55%	–11.50%	–14.49%
S&P 500 Index	–37.00%	–2.19%	–1.38%	–10.47%	–13.00%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2

The Series NAV shares of the 500 Index Trust B were first issued on April 29, 2005 in connection with the Trust’s acquisition on that date of all the assets of the Equity Index Fund of John Hancock Variable Series Trust I (JHVST) in exchange for Series NAV shares pursuant to an agreement and plan of reorganization. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Equity Index Fund, the Trust’s predecessor. These shares were first issued on May 1, 1996.

6

Index Allocation Trust
Subadviser: MFC Global Investment Management (U.S.A.) Limited
Portfolio Manager: Steve Orlich

INVESTMENT OBJECTIVE & POLICIES ▶ The portfolio seeks long term growth of capital with current income as a second consideration. The portfolio also invests in a number of other index funds of JHT.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Equity Asset Allocation	% of Total[1]
U.S. Large Cap	33.54
International	14.37
U.S. Small Cap	9.84
U.S. Mid Cap	9.73
Total Equity	67.48

Fixed Income Asset Allocation
Intermediate Bond	32.52
Total Fixed Income	32.52
Total	100.00

1 Percentages are based on net assets as of 12-31-2008

PORTFOLIO MANAGER’S COMMENTARY

Performance ▶ For the year 2008, the Index Allocation Trust Series II returned –26.47%, underperforming the –26.01% return of the Combined Index.

Environment ▶ U.S. stocks finished 2008 with their worst performance since 1931, as the credit crisis that had begun in the subprime mortgage sector broadened into a full-scale recession. The second half of the year was particularly harsh for investors. After a series of shocks during September — including the bankruptcy of investment bank Lehman Brothers and government bailouts of mortgage securitizers Fannie Mae and Freddie Mac — stocks tumbled in October. During the fourth quarter, extreme market volatility was the norm, with daily moves of 5% or more in most stock indices. Against this backdrop, the blue-chip Dow Jones Industrial Average finished the year with a –31.93% return, while the S&P 500 Index registered a –37.00% return. Value-style investing outperformed growth across all market capitalization groups. Mid-cap shares trailed both small-caps and large-caps.

With economic malaise spreading abroad, foreign stocks turned in dismal returns, as reflected in the MSCI EAFE Index’s –43.06% result. Emerging markets fared even worse amid the general flight from risk, with the MSCI Emerging Markets Index taking a –53.20% hit.

High-quality, fixed-income securities were the one bright spot of the investment landscape. Long-term Treasury bonds performed best. Treasuries posted positive returns across the board, except for Treasury Inflation-Protected Securities, which were sold off in the fourth quarter on deflation fears. The 10-year Treasury yield fell during the year from just over 4.00% to 2.24%, which boosted prices and helped lift the Barclays Capital U.S. Aggregate Bond Index to a 5.24% gain for the year.

During the year, Small Cap Index (MFC Global U.S.) made a positive contribution to performance on the equity side. Total Bond Market B (Declaration) and 500 Index (MFC Global U.S.) were neutral, while Mid Cap Index (MFC Global U.S.) and International Equity Index (SSgA) both underperformed versus the broad equity market, detracting from performance.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return

Period Ending December 31, 2008	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception

Index Allocation Trust Series I (began 4/28/08)	—	—	—	—	—	—	–24.84%
Index Allocation Trust Series II (began 2/10/06)	–26.47%	—	—	–5.17%	—	—	–14.21%
Index Allocation Trust Series NAV (began 4/28/08)	—	—	—	—	—	—	–24.82%
Combined Index[2,3]	–26.01%	—	—	–4.90%	—	—	–13.50%

1	Performance does not reflect any insurance related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

3	The Combined Index is made up of 70% of the S&P 500 and 30% of the Barclays Capital U.S. Aggregate Bond Index (previously known as Lehman Brothers Aggregate Bond Index).

7

International Equity Index Trust A
Subadviser: SSgA Funds Management, Inc.
Portfolio Managers: Karl Schneider, Thomas Coleman

INVESTMENT OBJECTIVE & POLICIES ▶ The portfolio seeks to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging market countries. The Fund primarily invests in securities listed in the Morgan Stanley Capital International All Country World excluding U.S. Index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financial	22.27
Consumer, Non-cyclical	16.86
Industrial	10.79
Communications	10.58
Energy	10.24
Basic Materials	9.00
Consumer, Cyclical	7.91
Utilities	6.52
Technology	3.22
Diversified	0.95

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust, if applicable.

PORTFOLIO MANAGER’S COMMENTARY

Performance ▶ For the year, the International Equity Index Trust A Series I returned –44.52%, outperforming the –45.25% return of the MSCI AC World ex U.S. Index.

Environment ▶ Although December brought modest relief for equity prices around the world, the MSCI EAFE Index registered its fifth consecutive quarterly loss. Making matters worse, the two most recent quarters saw losses extend well into double digits. Weighing on stocks through October and November were overwhelming global liquidity needs in the wake of the abrupt Lehman Brothers failure in mid-September. Against a backdrop of sharply deteriorating economic data, poor earnings news and ongoing asset impairment at large financial institutions, few investors could muster the moxie or the money to resist the sustained selling pressure. Major governments and central banks fought valiantly to buck the downtrend, however, as they injected capital into lending institutions, accepted troubled assets as collateral, and slashed interest rates repeatedly.

All developed market and emerging market countries were down in 2008. Developed markets outperformed emerging markets in 2008: –43.5% versus –53.3%. On a regional basis, the Pacific Rim was the leader with a return of –36% versus –47% for Europe and –51% for Latin America.

All 10 sectors had negative returns for the year. Financials (–54%) and Materials (–52%) were the worst performers in 2008. Health Care (–19%) and Utilities (–29%) declined the least. U.S.-based investors were hurt slightly in 2008 as the U.S. dollar strengthened against most currencies.

Thankfully, the dismal and destructive year ended on a modestly constructive note. Confidence in the credit markets seemed to be building again, as LIBOR (overnight interbank) rates worked their way lower and corporate bond spreads began to thaw. Volatility continued to retreat from its autumn peaks as the buildup of assets in cash instruments offered a cushion to portfolio performance and equity prices reached levels where dedicated value investors began to place bids. Concerted government efforts to stabilize financial markets and provide counter-cyclical spending initiatives now offer hope that the hard edges of worldwide recession can be softened.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return

Period Ending December 31, 2008	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception

International Equity Index Trust A
Series I2 (began 5/3/04)	–44.52%	—	—	2.25%	—	—	10.94%
Series II2 (began 5/3/04)	–44.62%	—	—	2.05%	—	—	9.90%
Series NAV[3] (began 2/10/06)	–44.48%	—	—	–9.08%	—	—	–24.03%
MSCI AC World ex U.S. Index[4]	–45.25%	—	—	2.86%	—	—	14.08%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2

The Series I and Series II shares of the International Equity Index Trust A were first issued on April 29, 2005 in connection with the Trust’s acquisition on that date of all the assets of Series I and Series II of the International Equity Index Fund of John Hancock Variable Series Trust I (JHVST Fund) in exchange for Series I and Series II shares of the International Equity Index Trust A pursuant to an agreement and plan of reorganization. Performance presented for periods prior to April 29, 2005 reflects the performance of the Series I or Series II shares of the JHVST Fund, the Trust’s predecessor. The performance of the Series I and Series II shares of the JHVST Fund includes the actual performance of those shares from the date they commenced operations, May 3, 2004, and for prior periods reflects the actual performance of the NAV shares of the JHVST Fund.

3

Series NAV shares were first offered February 10, 2006. For periods prior to February 10, 2006, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 10, 2006 reflected Series NAV expenses, performance would be higher.

4	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

8

International Equity Index Trust B
Subadviser: SSgA Funds Management, Inc.
Portfolio Managers: Karl Schneider, Thomas Coleman

INVESTMENT OBJECTIVE & POLICIES ▶ The portfolio seeks to track the performance of a broad-based equity index of foreign companies primarily in developed countries and in emerging market countries by investing in securities listed in the Morgan Stanley Capital International All Country World excluding U.S. Index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financial	22.20
Consumer, Non-cyclical	16.53
Industrial	10.73
Communications	10.50
Energy	10.26
Basic Materials	8.97
Consumer, Cyclical	7.95
Utilities	6.42
Technology	3.10
Diversified	0.97

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust, if applicable.

PORTFOLIO MANAGER’S COMMENTARY

Performance ▶ For the year, the International Equity Index Trust B Series NAV returned –44.36%, outperforming the –45.25% return of the MSCI AC World ex U.S. Index.

Environment ▶ Although December brought modest relief for equity prices around the world, the MSCI EAFE Index registered its fifth consecutive quarterly loss. Making matters worse, the two most recent quarters saw losses extend well into double digits. Weighing on stocks through October and November were overwhelming global liquidity needs in the wake of the abrupt Lehman Brothers failure in mid-September. Against a backdrop of sharply deteriorating economic data, poor earnings news and ongoing asset impairment at large financial institutions, few investors could muster the moxie or the money to resist the sustained selling pressure. Major governments and central banks fought valiantly to buck the downtrend, however, as they injected capital into lending institutions, accepted troubled assets as collateral, and slashed interest rates repeatedly.

All developed market and emerging market countries were down in 2008. Developed markets outperformed emerging markets in 2008: –43.5% versus –53.3%. On a regional basis, the Pacific Rim was the leader with a return of –36% versus –47% for Europe and –51% for Latin America.

All 10 sectors had negative returns for the year. Financials (–54%) and Materials (–52%) were the worst performers in 2008. Health Care (–19%) and Utilities (–29%) declined the least. U.S.-based investors were hurt slightly in 2008 as the U.S. dollar strengthened against most currencies.

Thankfully, the dismal and destructive year ended on a modestly constructive note. Confidence in the credit markets seemed to be building again, as LIBOR (overnight interbank) rates worked their way lower and corporate bond spreads began to thaw. Volatility continued to retreat from its autumn peaks as the buildup of assets in cash instruments offered a cushion to portfolio performance and equity prices reached levels where dedicated value investors began to place bids. Concerted government efforts to stabilize financial markets and provide counter-cyclical spending initiatives now offer hope that the hard edges of worldwide recession can be softened.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return

Period Ending December 31, 2008	1-year	5-year	10-year	5-year	10-year

International Equity Index Trust B Series NAV[2] (began 5/2/88)	–44.36%	2.84%	1.78%	15.04%	19.34%
MSCI AC World ex U.S. Index	–45.25%	2.99%	2.27%	15.88%	25.13%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2

The Series NAV shares of the International Equity Index Trust B were first issued on April 29, 2005 in connection with the Trust’s acquisition on that date of all the assets of the NAV shares of the International Equity Index Fund of John Hancock Variable Series Trust I (“JHVST”) in exchange for Series NAV shares pursuant to an agreement and plan of reorganization. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the NAV shares of the JHVST International Equity Index Fund, the Trust’s predecessor. These shares were first issued on May 2, 1988.

9

Mid Cap Index Trust
Subadviser: MFC Global Investment Management (U.S.A.) Limited
Portfolio Managers: Carson Jen, Narayan Ramani

INVESTMENT OBJECTIVE & POLICIES ▶ The portfolio seeks to approximate the aggregate total return of a mid-capitalization U.S. domestic equity market index by primarily investing in (a) common stocks that are included in the S&P 400 MidCap Index and (b) securities that are believed to behave in a manner similar to the index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Non-cyclical	18.92
Financial	18.03
Industrial	14.31
Consumer, Cyclical	10.60
Utilities	6.91
Technology	6.12
Energy	5.40
Basic Materials	4.49
Communications	2.75

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust, if applicable.

PORTFOLIO MANAGER’S COMMENTARY

Performance ▶ For the year, the Mid Cap Index Trust Series I returned –36.45%, in line with the –36.23% return of the S&P MidCap 400 Index.

Environment ▶ The recession that started in December 2007 deepened in 2008. All major industries were affected by the economic slowdown. Financials were hit the hardest, with leading investment companies such as Bear Stearns and Lehman Brothers filing for bankruptcy. Merrill Lynch and Wachovia were acquired by Bank of America and Wells Fargo, respectively. Moreover, the automotive industry has seen one of the most alarming downturns in more than a decade.

Unemployment has been another major — and growing — concern in the past year. Total non-farm payroll declined by 2.58 million in 2008, after an increase of about one million in the previous year. Moreover, the federal funds target rate was cut from 4.25% at the beginning of the year to 0.25% at year-end in an attempt to boost the economy. The Conference Board’s Consumer Confidence Index continued dropping in 2008, falling to 38 in December, its lowest level in a decade. Due to decreasing gasoline and energy prices, the rate of inflation hit a low of 0.1% year over year in December. A major concern in 2008 was the U.S. budget deficit. The Congressional Budget Office estimated that the current deficit jumped to about $250 billion by year-end.

For the year, Utilities and Consumer Staples were the best-performing sectors in the S&P MidCap 400 Index, returning –23.17% and –25.19%, respectively; Energy and Telecommunication Services were the worst performers, returning –57.39% and –50.70%.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return

Period Ending December 31, 2008	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception

Mid Cap Index Trust Series I (began 5/1/00)	–36.45%	–0.54%	—	1.83%	–2.68%	—	16.98%
Mid Cap Index Trust Series II2 (began 1/28/02)	–36.56%	–0.73%	—	1.69%	–3.60%	—	15.61%
Mid Cap Index Trust Series NAV[3] (began 4/29/05)	–36.39%	–0.50%	—	1.85%	–2.49%	—	17.22%
S&P MidCap 400 Index[4]	–36.23%	–0.08%	—	2.52%	–0.41%	—	24.12%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2

Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3

Series NAV shares were first offered April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.

4	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

10

Small Cap Index Trust
Subadviser: MFC Global Investment Management (U.S.A.) Limited Portfolio Managers: Carson Jen, Narayan Ramani

INVESTMENT OBJECTIVE & POLICIES ▶ The portfolio seeks to approximate the aggregate total return of a small-cap U.S. domestic equity market index that primarily invests in (a) common stocks that are included in the Russell 2000 Index and (b) securities that are believed to behave in a manner similar to the index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Non-cyclical	21.04
Financial	19.87
Industrial	12.81
Consumer, Cyclical	9.85
Technology	7.44
Communications	5.72
Utilities	3.96
Energy	3.34
Basic Materials	2.83
Real Estate	0.05

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust, if applicable.

PORTFOLIO MANAGER’S COMMENTARY

Performance ▶ For the year, the Small Cap Index Trust Series I returned –33.71%, outperforming the –33.79% return of the Russell 2000 Index.

Environment ▶ The recession that started in December 2007 deepened in 2008. All major industries were affected by the economic slowdown. Financials were hit the hardest, with leading investment banks such as Bear Stearns and Lehman Brothers filing for bankruptcy. Merrill Lynch and Wachovia were acquired by Bank of America and Wells Fargo, respectively. Moreover, the automotive industry has seen one of the most alarming downturns in more than a decade.

Unemployment has been another major — and growing — concern in the past year. Total non-farm payroll declined by 2.58 million in 2008, after an increase of about one million in the previous year. Moreover, the federal funds target rate was cut from 4.25% at the beginning of the year to 0.25% at year-end in an attempt to boost the economy. The Conference Board’s Consumer Confidence Index continued dropping in 2008, falling to 38 in December, its lowest level in a decade. Due to decreasing gasoline and energy prices, the rate of inflation hit a low of 0.1% year over year in December. A major concern in 2008 was the U.S. budget deficit. The Congressional Budget Office estimated that the current deficit jumped to about $250 billion by year-end.

For the year, the Other Index and Consumer Staples were the best-performing sectors in the Russell 2000 Index, returning –6.91% and –18.95%, respectively; Other Energy and Integrated Oil were the worst performers, returning –53.52% and –45.60%.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return

Period Ending December 31, 2008	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception

Small Cap Index Trust Series I (began 5/1/00)	–33.71%	–1.45%	—	0.13%	–7.02%	—	1.15%
Small Cap Index Trust Series II2 (began 1/28/02)	–33.83%	–1.63%	—	–0.01%	–7.90%	—	–0.07%
Small Cap Index Trust Series NAV[3] (began 4/29/05)	–33.70%	–1.41%	—	0.15%	–6.84%	—	1.35%
Russell 2000 Index[4]	–33.79%	–0.93%	—	0.85%	–4.56%	—	7.66%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2

Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3

Series NAV shares were first offered April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.

4	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

11

Total Bond Market Trust A
Subadviser: Declaration Management & Research, LLC
Portfolio Managers: Peter Farley, James E. Shallcross

INVESTMENT OBJECTIVE & POLICIES ▶ The portfolio seeks to track the performance of the Barclay’s Capital Aggregate Bond Index by investing at least 80% of its net assets in securities listed in this index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Federal National Mortgage Association	23.68
U.S. Treasury Bonds	16.10
Federal Home Loan Mortgage Corp.	15.83
U.S. Treasury Notes	14.03
Financial	6.09
Government National Mortgage Association	3.95
Communications	1.43
Consumer, Non-cyclical	1.38
Utilities	1.33
Energy	1.26

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust, if applicable.

PORTFOLIO MANAGER’S COMMENTARY

Performance ▶ For the year, the Total Bond Market Trust A Series I returned +5.82%, outperforming the +5.24% return of the Barclays Capital U.S. Aggregate Bond Index.

Environment ▶ Interest rates fell to historically low yields as evidence of further economic weakness and the financial crisis continued to erode investor confidence and encourage a flight to quality. Investor concerns over financial systematic risk dominated most of the quarter until the United States and other foreign governments stepped up their efforts to protect the system and instill some level of investor confidence. What began mostly as a residential mortgage crisis in mid-2007 has finally engulfed all other credit markets and put the U.S. economy on course for a very severe recession. Mortgage sectors, residential and commercial, were the worst performers as further concerns over collateral quality and pervasive hedge fund and institutional selling of securities drove prices to very distressed levels.

The corporate bond market practically seized up during the quarter and investors shunned any corporate debt, even of the highest quality. The high-yield market severely underperformed, as the combination of investor risk aversion and the expectation of higher default rates through 2010 sent bond prices plummeting. Agency debt and mortgage-backed securities also became extremely volatile, as investors began to worry about the uncertainty regarding debt from government-sponsored enterprises Fannie Mae and Freddie Mac.

The portfolio outperformed its benchmark due to small underweights in underperforming segments, including banking, brokerage, finance, commercial mortgage-backed securities, emerging markets bonds and sovereign/supranational debt. Conservative security selection in these and other corporate bond sectors also added to performance. Overweights to Utilities and Industrials were also positive factors. Toward the end of the year, these slight sector variances became more aligned to the Index weights.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return

Period Ending December 31, 2008	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception

Total Bond Market Trust A Series I (began 2/10/06)	5.82%	—	—	5.56%	—	—	16.91%
Total Bond Market Trust A Series II (began 5/3/07)	5.52%	—	—	6.18%	—	—	10.49%
Total Bond Market Trust A Series NAV (began 2/10/06)	5.86%	—	—	5.66%	—	—	17.23%
Barclays Capital U.S. Aggregate Bond Index[2]	5.24%	—	—	5.81%	—	—	17.71%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

12

Total Bond Market Trust B
Subadviser: Declaration Management & Research, LLC Portfolio Managers: Peter Farley, James E. Shallcross

INVESTMENT OBJECTIVE & POLICIES ▶ The portfolio seeks to track the performance of the Barclay’s Capital Aggregate Bond Index by investing at least 80% of its net assets in securities listed in this index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Federal National Mortgage Association	34.72
U.S. Treasury Bonds	13.85
Financial	9.01
U.S. Treasury Notes	7.43
Federal Home Loan Mortgage Corp.	7.15
Government National Mortgage Association	4.48
Mortgage Securities	2.93
Communications	2.83
Consumer, Non-cyclical	2.65
Government	2.29

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust, if applicable.

PORTFOLIO MANAGER’S COMMENTARY

Performance ▶ For the year, the Total Bond Market Trust B Series NAV returned +5.79%, outperforming the +5.24% return of the Barclays Capital U.S. Aggregate Bond Index.

Environment ▶ Interest rates fell to historically low yields as evidence of further economic weakness and the financial crisis continued to erode investor confidence and encourage a flight to quality. Investor concerns over financial systematic risk dominated most of the quarter until the United States and other foreign governments stepped up their efforts to protect the system and instill some level of investor confidence. What began mostly as a residential mortgage crisis in mid-2007 has finally engulfed all other credit markets and put the U.S. economy on course for a very severe recession. Mortgage sectors, residential and commercial, were the worst performers as further concerns over collateral quality and pervasive hedge fund and institutional selling of securities drove prices to very distressed levels.

The corporate bond market practically seized up during the quarter and investors shunned any corporate debt, even of the highest quality. The high yield market severely underperformed, as the combination of investor risk aversion and the expectation of higher default rates through 2010 sent bond prices plummeting. Agency debt and mortgage-backed securities also became extremely volatile, as investors began to worry about the uncertainty regarding debt from government-sponsored enterprises Fannie Mae and Freddie Mac. Those concerns were later put to rest by reassurances of deeper support from the U.S. government.

The portfolio outperformed its benchmark due to small underweights in underperforming segments, including banking, brokerage, finance, commercial mortgage-backed securities, emerging markets bonds and sovereign/supranational debt. Conservative security selection in these and other corporate bond sectors also added to performance. Overweights to Utilities and Industrials were also positive factors. Toward the end of the year, these slight sector variances became more aligned to the Index weights.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return

Period Ending December 31, 2008	1-year	5-year	10-year	5-year	10-year

Total Bond Market B Trust Series NAV[2] (began 5/1/98)	5.79%	4.67%	5.33%	25.65%	68.01%
Barclays Capital U.S. Aggregate Bond Index[3]	5.24%	4.65%	5.63%	25.52%	72.97%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2

The Series NAV shares of the Bond Index Trust B were first issued on April 29, 2005 in connection with the Trust’s acquisition on that date of all assets of the Bond Index Fund of John Hancock Variable Series Trust I (“JHVST”) in exchange for Series NAV shares pursuant to an agreement and plan of reorganization. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Bond Index Fund, the Trust’s predecessor. These shares were first issued on May 1, 1998.

3

All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available. Current subadviser assignment became effective April 29, 2005.

13

Total Stock Market Index Trust
Subadviser: MFC Global Investment Management (U.S.A.) Limited Portfolio Managers: Carson Jen, Narayan Ramani

INVESTMENT OBJECTIVE & POLICIES ▶ To seek to approximate the aggregate total return of a broad U.S. domestic equity market index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Non-cyclical	22.24
Financial	14.83
Energy	11.43
Industrial	10.35
Technology	9.56
Communications	9.47
Consumer, Cyclical	8.74
Basic Materials	3.41
Utilities	3.38
Diversified	0.07

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the John Hancock Cash Investment Trust, if applicable.

PORTFOLIO MANAGER’S COMMENTARY

Performance ▶ For the year, the Total Stock Market Index Trust Series I returned –37.20%, in line with the –37.33% return of the DJ Wilshire 5000 Index.

Environment ▶ The recession that started in December 2007 deepened in 2008. All major industries were affected by the economic slowdown. Financials were hit the hardest, with leading investment banks such as Bear Stearns and Lehman Brothers filing for bankruptcy. Merrill Lynch and Wachovia were acquired by Bank of America and Wells Fargo, respectively. Moreover, the automotive industry has seen one of the most alarming downturns in more than a decade.

Unemployment has been another major — and growing — concern in the past year. Total non-farm payroll declined by 2.58 million in 2008, after an increase of about one million in the previous year. Moreover, the federal funds target rate was cut from 4.25% at the beginning of the year to 0.25% at year-end in an attempt to boost the economy. The Conference Board’s Consumer Confidence Index continued dropping in 2008, falling to 38 in December, its lowest level in a decade. Due to decreasing gasoline and energy prices, the rate of inflation hit a low of 0.1% year over year in December. A major concern in 2008 was the U.S. budget deficit. The Congressional Budget Office estimated that the current deficit jumped to about $250 billion by year-end.

For the year, the Transportation and Consumer Non-Durables were the best-performing sectors in the Wilshire 5000 Index, returning –22.05% and –23.02%, respectively; Consumer Durables and Financials were the worst performers, returning –50.42% and –48.37%.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return

Period Ending December 31, 2008	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception

Total Stock Market Index Trust Series I (began 5/1/00)	–37.20%	–2.10%	—	–3.47%	–10.06%	—	–26.35%
Total Stock Market Index Trust Series II2 (began 1/28/02)	–37.29%	–2.27%	—	–3.59%	–10.86%	—	–27.17%
Total Stock Market Index Trust Series NAV[3] (began 4/29/05)	–37.15%	–2.06%	—	–3.44%	–9.87%	—	–26.20%
DJ Wilshire 5000 Index[4]	–37.33%	–1.67%	—	–3.09%	–8.07%	—	–23.83%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2

Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3

Series NAV shares were first offered April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.

4	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

14

John Hancock Trust
Shareholder Expense Examples

As a shareholder of John Hancock Trust, you incur ongoing costs, such as management fees, distribution (12b-1) fees and other expenses. In the case of Index Allocation, in addition to the operating expenses that the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the operating expenses of the underlying funds in which the Portfolio invests. Because the underlying funds have varied operating expenses and transaction costs and the Portfolio may own different proportions of the underlying funds at different times, the amount of expenses incurred indirectly by the Portfolio will vary. Had these indirect expenses been reflected in the following analysis, total expenses would be higher than amounts shown.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the portfolios so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the period and held for the entire period (July 1, 2008 through December 31, 2008).

Actual expenses:

The first line of each share class in the table below and on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table below and on the following pages provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed annualized rate of return of 5% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs and insurance-related charges. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/2008	Ending Account Value 12/31/2008	Expenses Paid During Period * 7/1/2008– 12/31/2008	Annualized Expense Ratio
500 Index Trust
Series I — Actual	$1,000.00	$714.50	$2.33	0.54%
Series I — Hypothetical (5% of annualized return before expenses)	1,000.00	1,022.40	2.75	0.54%
Series II — Actual	1,000.00	713.00	3.19	0.74%
Series II — Hypothetical (5% of annualized return before expenses)	1,000.00	1,021.40	3.76	0.74%
Series NAV — Actual	1,000.00	713.80	2.15	0.50%
Series NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,022.60	2.54	0.50%
500 Index Trust B
Series NAV — Actual	$1,000.00	$713.70	$1.08	0.25%
Series NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,023.90	1.27	0.25%
Index Allocation Trust **
Series I — Actual	$1,000.00	$788.90	$0.22	0.05%†
Series I — Hypothetical (5% of annualized return before expenses)	1,000.00	1,024.90	0.25	0.05%†
Series II — Actual	1,000.00	788.00	1.21	0.27%†
Series II — Hypothetical (5% of annualized return before expenses)	1,000.00	1,023.80	1.37	0.27%†
Series NAV — Actual	1,000.00	789.20	0.04	0.01%†
Series NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,025.10	0.05	0.01%†

15

John Hancock Trust
Shareholder Expense Examples

	Beginning Account Value 7/1/2008	Ending Account Value 12/31/2008	Expenses Paid During Period * 7/1/2008– 12/31/2008	Annualized Expense Ratio
International Equity Index Trust A
Series I — Actual	$1,000.00	$615.50	$2.52	0.62%
Series I — Hypothetical (5% of annualized return before expenses)	1,000.00	1,022.00	3.15	0.62%
Series II — Actual	1,000.00	615.00	3.33	0.82%
Series II — Hypothetical (5% of annualized return before expenses)	1,000.00	1,021.00	4.17	0.82%
Series NAV — Actual	1,000.00	615.90	2.36	0.58%
Series NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,022.20	2.95	0.58%
International Equity Index Trust B
Series NAV — Actual	$1,000.00	$616.90	$1.38	0.34%
Series NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,023.40	1.73	0.34%
Mid Cap Index Trust
Series I — Actual	$1,000.00	$662.90	$2.34	0.56%
Series I — Hypothetical (5% of annualized return before expenses)	1,000.00	1,022.30	2.85	0.56%
Series II — Actual	1,000.00	662.60	3.18	0.76%
Series II — Hypothetical (5% of annualized return before expenses)	1,000.00	1,021.30	3.86	0.76%
Series NAV — Actual	1,000.00	663.40	2.13	0.51%
Series NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,022.60	2.59	0.51%
Small Cap Index Trust
Series I — Actual	$1,000.00	$731.60	$2.57	0.59%
Series I — Hypothetical (5% of annualized return before expenses)	1,000.00	1,022.20	3.00	0.59%
Series II — Actual	1,000.00	731.40	3.39	0.78%
Series II — Hypothetical (5% of annualized return before expenses)	1,000.00	1,021.20	3.96	0.78%
Series NAV — Actual	1,000.00	731.50	2.35	0.54%
Series NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,022.40	2.75	0.54%
Total Bond Market Trust A
Series I — Actual	$1,000.00	$1,044.30	$2.88	0.56%
Series I — Hypothetical (5% of annualized return before expenses)	1,000.00	1,022.30	2.85	0.56%
Series II — Actual	1,000.00	1,043.00	3.95	0.77%
Series II — Hypothetical (5% of annualized return before expenses)	1,000.00	1,021.30	3.91	0.77%
Series NAV — Actual	1,000.00	1,044.70	2.72	0.53%
Series NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,022.50	2.69	0.53%
Total Bond Market Trust B
Series NAV — Actual	$1,000.00	$1,042.50	$1.33	0.26%
Series NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,023.80	1.32	0.26%
Total Stock Market Index Trust
Series I — Actual	$1,000.00	$706.60	$2.53	0.59%
Series I — Hypothetical (5% of annualized return before expenses)	1,000.00	1,022.20	3.00	0.59%
Series II — Actual	1,000.00	706.80	3.39	0.79%
Series II — Hypothetical (5% of annualized return before expenses)	1,000.00	1,021.20	4.01	0.79%
Series NAV — Actual	1,000.00	707.10	2.32	0.54%
Series NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,022.40	2.75	0.54%

*	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (184), and divided by 366 (to reflect the one-half year period).

**	Index Allocation’s expense ratios do not include fees and expenses indirectly incurred by underlying funds.

†	Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary between 0.49% and 0.57% based on the mix of underlying funds held by the portfolio.

16

John Hancock Trust
Portfolio of Investments — December 31, 2008 (showing percentage of total net assets)

This section shows the funds’ 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the funds’ total net assets as of the report date. The remaining securities held by the fund are grouped as “Other Securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge. If you are an annuity contract owner call 1-800-344-1029. If you are a life insurance contract owner call 1-800-387-2747. This complete schedule, filed on the fund’s Form N-CSR, is also available on the SEC’s website at http://www.sec.gov.

500 Index Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 97.36%
Basic Materials - 3.42%
Eli Lilly & Company	502,169	$20,222,346	0.50%
Monsanto Company	275,014	19,347,235	0.48%
OTHER SECURITIES		99,233,948	2.44%
		138,803,529
Communications - 10.50%
AT&T, Inc.	2,957,749	84,295,846	2.08%
Cisco Systems, Inc. *	2,938,721	47,901,153	1.19%
Comcast Corp., Class A	1,445,386	24,398,116	0.61%
Google, Inc., Class A *	120,063	36,937,382	0.91%
QUALCOMM, Inc.	830,896	29,771,004	0.74%
Verizon Communications, Inc.	1,425,664	48,330,010	1.19%
Walt Disney Company	929,047	21,080,076	0.52%
OTHER SECURITIES		133,232,046	3.26%
		425,945,633
Consumer, Cyclical - 7.95%
CVS Caremark Corp.	720,856	20,717,401	0.51%
Home Depot, Inc.	850,966	19,589,237	0.48%
McDonald’s Corp.	559,400	34,789,086	0.86%
Wal-Mart Stores, Inc.	1,122,195	62,910,253	1.56%
OTHER SECURITIES		184,220,359	4.54%
		322,226,336
Consumer, Non-cyclical - 23.81%
Abbott Laboratories	778,753	41,562,048	1.03%
Amgen, Inc. *	531,783	30,710,469	0.75%
Bristol-Myers Squibb Company	993,585	23,100,851	0.57%
Coca-Cola Enterprises, Inc.	159,184	1,914,984	0.05%
Gilead Sciences, Inc. *	461,714	23,612,054	0.58%
Johnson & Johnson	1,392,581	83,318,120	2.06%
Kraft Foods, Inc., Class A	737,368	19,798,330	0.49%
Merck & Company, Inc.	1,061,129	32,258,322	0.80%
Pepsi Bottling Group, Inc.	67,826	1,526,763	0.04%
PepsiCo, Inc.	779,525	42,694,583	1.05%
Pfizer, Inc.	3,384,339	59,936,644	1.49%
Philip Morris International, Inc.	1,015,379	44,179,140	1.09%
Procter & Gamble Company	1,498,552	92,640,485	2.28%
The Coca-Cola Company	998,627	45,207,843	1.11%
Wyeth	668,285	25,067,370	0.62%
OTHER SECURITIES		397,543,998	9.80%
		965,072,004

Diversified - 0.04%		1,758,933	0.04%
Energy - 13.54%
Chevron Corp.	1,019,774	$75,432,683	1.86%
ConocoPhillips	748,255	38,759,609	0.96%
Exxon Mobil Corp.	2,553,035	203,808,785	5.02%
Occidental Petroleum Corp.	406,485	24,385,034	0.60%
Schlumberger, Ltd.	600,367	25,413,535	0.63%
OTHER SECURITIES		181,408,319	4.47%
		549,207,965
Financial - 13.09%
Bank of America Corp.	2,518,368	35,458,622	0.88%
Goldman Sachs Group, Inc.	221,940	18,729,517	0.46%
JPMorgan Chase & Company	1,873,304	59,065,276	1.46%
U.S. Bancorp	880,638	22,024,757	0.55%
Wells Fargo & Company	1,902,094	56,073,732	1.38%
OTHER SECURITIES		339,344,096	8.36%
		530,696,000
Industrial - 10.96%
3M Company	347,800	20,012,412	0.49%
General Electric Company	5,271,691	85,401,394	2.11%
United Parcel Service, Inc., Class B	499,492	27,551,979	0.67%
United Technologies Corp.	477,123	25,573,792	0.62%
OTHER SECURITIES		285,908,394	7.07%
		444,447,971
Technology - 10.51%
Apple, Inc. *	446,164	38,080,097	0.94%
Hewlett-Packard Company	1,229,227	44,608,648	1.09%
Intel Corp.	2,791,618	40,925,119	1.02%
International Business Machines Corp.	674,294	56,748,584	1.39%
Microsoft Corp.	3,839,700	74,643,767	1.85%
Oracle Corp. *	1,966,172	34,860,229	0.86%
OTHER SECURITIES		136,398,697	3.36%
		426,265,141

Utilities - 3.54%		143,507,279	3.54%
TOTAL COMMON STOCKS (Cost $4,421,020,109)		$3,947,930,791
SHORT TERM INVESTMENTS - 3.74%
Federal Home Loan Bank Discount Notes
zero coupon, due 01/13/2009 (c)	28,410,000	28,407,632	0.70%
zero coupon, due 02/23/2009	47,769,000	47,768,297	1.18%
John Hancock Cash Investment Trust, 1.2465% (e) (f)	75,407,349	75,407,349	1.86%
TOTAL SHORT TERM INVESTMENTS (Cost $151,583,278)		$151,583,278

17

The accompanying notes are an integral part of the financial statements.

500 Index Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
REPURCHASE AGREEMENTS - 0.49%
Repurchase Agreement with State Street Corp. dated 12/31/2008 at 0.010% to be repurchased at $19,763,011 on 01/02/2009, collateralized by $12,620,000 U.S. Treasury Bonds, 8.75% due 08/15/2020 (valued at $20,164,236, including interest)	19,763,000	$19,763,000	0.49%
TOTAL REPURCHASE AGREEMENTS (Cost $19,763,000)		$19,763,000
Total Investments (500 Index Trust) (Cost $4,592,366,387) - 101.59%		$4,119,277,069	101.59%
Liabilities in Excess of Other Assets - (1.59%)		(64,492,424)	(1.59%)
TOTAL NET ASSETS - 100.00%		$4,054,784,645	100.00%

500 Index Trust B
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 97.47%
Basic Materials - 3.43%
Eli Lilly & Company	86,489	$3,482,912	0.50%
Monsanto Company	47,366	3,332,198	0.48%
OTHER SECURITIES		17,092,541	2.45%
		23,907,651
Communications - 10.52%
AT&T, Inc.	509,415	14,518,329	2.09%
Cisco Systems, Inc. *	506,137	8,250,033	1.19%
Comcast Corp., Class A	248,940	4,202,107	0.61%
Google, Inc., Class A *	20,679	6,361,894	0.91%
QUALCOMM, Inc.	143,106	5,127,487	0.74%
Verizon Communications, Inc.	245,543	8,323,908	1.20%
Walt Disney Company	160,010	3,630,627	0.52%
OTHER SECURITIES		22,943,335	3.26%
		73,357,720
Consumer, Cyclical - 7.96%
CVS Caremark Corp.	124,153	3,568,156	0.51%
Home Depot, Inc.	146,562	3,373,857	0.48%
McDonald’s Corp.	96,346	5,991,757	0.86%
Wal-Mart Stores, Inc.	193,276	10,835,052	1.56%
OTHER SECURITIES		31,728,707	4.55%
		55,497,529
Consumer, Non-cyclical - 23.83%
Abbott Laboratories	134,125	7,158,250	1.03%
Amgen, Inc. *	91,589	5,289,265	0.75%
Bristol-Myers Squibb Company	171,126	3,978,680	0.57%
Coca-Cola Enterprises, Inc.	27,416	329,814	0.05%
Gilead Sciences, Inc. *	79,521	4,066,704	0.58%
Johnson & Johnson	239,845	14,349,927	2.07%
Kraft Foods, Inc., Class A	126,997	3,409,869	0.49%
Merck & Company, Inc.	182,759	5,555,873	0.80%
Pepsi Bottling Group, Inc.	11,682	262,962	0.04%
PepsiCo, Inc.	134,258	7,353,311	1.05%
Pfizer, Inc.	582,887	10,322,928	1.47%
Philip Morris International, Inc.	174,879	7,608,984	1.10%
Procter & Gamble Company	258,096	15,955,494	2.29%
The Coca-Cola Company	171,994	$7,786,169	1.12%
Wyeth	115,099	4,317,363	0.62%
OTHER SECURITIES		68,495,164	9.80%
		166,240,757

Diversified - 0.04%		302,940	0.04%
Energy - 13.56%
Chevron Corp.	175,636	12,991,795	1.86%
ConocoPhillips	128,872	6,675,570	0.96%
Exxon Mobil Corp.	439,710	35,102,048	5.03%
Occidental Petroleum Corp.	70,009	4,199,840	0.60%
Schlumberger, Ltd.	103,402	4,377,007	0.64%
OTHER SECURITIES		31,244,036	4.47%
		94,590,296
Financial - 13.10%
Bank of America Corp.	433,740	6,107,059	0.88%
Goldman Sachs Group, Inc.	38,225	3,225,808	0.46%
JPMorgan Chase & Company	322,640	10,172,838	1.46%
U.S. Bancorp	151,673	3,793,342	0.54%
Wells Fargo & Company	327,599	9,657,618	1.38%
OTHER SECURITIES		58,441,991	8.38%
		91,398,656
Industrial - 10.97%
3M Company	59,902	3,446,761	0.49%
General Electric Company	907,946	14,708,725	2.10%
United Parcel Service, Inc., Class B	86,028	4,745,304	0.67%
United Technologies Corp.	82,175	4,404,580	0.62%
OTHER SECURITIES		49,225,360	7.09%
		76,530,730
Technology - 10.52%
Apple, Inc. *	76,843	6,558,550	0.94%
Hewlett-Packard Company	211,710	7,682,956	1.09%
Intel Corp.	480,802	7,048,558	1.02%
International Business Machines Corp.	116,134	9,773,837	1.39%
Microsoft Corp.	661,314	12,855,943	1.85%
Oracle Corp. *	338,635	6,003,998	0.86%
OTHER SECURITIES		23,491,263	3.37%
		73,415,105
Utilities - 3.54%
Exelon Corp.	56,873	3,162,707	0.46%
OTHER SECURITIES		21,551,202	3.08%
		24,713,909
TOTAL COMMON STOCKS (Cost $881,824,073)		$679,955,293
SHORT TERM INVESTMENTS - 2.44%
Federal Home Loan Bank Discount Notes
zero coupon, due 02/23/2009	10,213,000	10,212,850	1.46%
John Hancock Cash Investment Trust, 1.2465% (e) (f)	6,840,933	6,840,933	0.98%
TOTAL SHORT TERM INVESTMENTS (Cost $17,053,783)		$17,053,783

18

The accompanying notes are an integral part of the financial statements.

500 Index Trust B (continued)
	Shares or Principal Amount	Value	% of Net Assets
REPURCHASE AGREEMENTS - 0.72%
Repurchase Agreement with State Street Corp. dated 12/31/2008 at 0.010% to be repurchased at $5,000,003 on 01/02/2009, collateralized by $3,565,000 U.S. Treasury Bonds, 4.75% due 02/15/2037 (valued at $5,103,654, including interest)	5,000,000	$5,000,000	0.72%
TOTAL REPURCHASE AGREEMENTS (Cost $5,000,000)		$5,000,000
Total Investments (500 Index Trust B) (Cost $903,877,856) - 100.63%		$702,009,076	100.63%
Liabilities in Excess of Other Assets - (0.63%)		(4,400,781)	(0.63%)
TOTAL NET ASSETS - 100.00%		$697,608,295	100.00%

Index Allocation Trust
	Shares or Principal Amount	Value	% of Net Assets
INVESTMENT COMPANIES - 100.02%
JOHN HANCOCK TRUST (a) - 100.02%
500 Index (MFC Global U.S.A.) (b)	15,344,478	$118,919,703	33.56%
International Equity Index A (SSgA)	4,272,951	50,933,574	14.37%
Mid Cap Index (MFC Global U.S.A.) (b)	3,231,011	34,474,885	9.73%
Small Cap Index (MFC Global U.S.A.) (b)	3,806,085	34,863,743	9.84%
Total Bond Market A (Declaration) (b)	8,614,235	115,258,469	32.52%
TOTAL INVESTMENT COMPANIES (Cost $470,227,885)		$354,450,374
Total Investments (Index Allocation Trust) (Cost $470,227,885) - 100.02%		$354,450,374	100.02%
Liabilities in Excess of Other Assets - (0.02%)		(65,014)	(0.02%)
TOTAL NET ASSETS - 100.00%		$354,385,360	100.00%

International Equity Index Trust A
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 94.19%
Argentina - 0.01%		$33,513	0.01%
Australia - 4.33%
BHP Billiton, Ltd.	70,666	1,501,240	0.66%
OTHER SECURITIES		8,257,706	3.67%
		9,758,946

Austria - 0.24%		551,139	0.24%
Belgium - 0.60%		1,353,928	0.60%
Bermuda - 0.06%		137,058	0.06%
Brazil - 1.10%		2,487,636	1.10%
Canada - 5.95%
Manulife Financial Corp. (e)	31,176	525,282
Royal Bank of Canada	27,924	816,570	0.35%
OTHER SECURITIES		$12,054,983	5.60%
		13,396,835

Cayman Islands - 0.05%		112,401	0.05%
Chile - 0.28%		623,415	0.28%
China - 1.71%		3,860,856	1.71%
Colombia - 0.05%		107,760	0.05%
Czech Republic - 0.15%		335,342	0.15%
Denmark - 0.65%		1,464,828	0.65%
Egypt - 0.11%		255,413	0.11%
Finland - 1.06%
Nokia AB Oyj	80,094	1,256,867	0.56%
OTHER SECURITIES		1,134,085	0.50%
		2,390,952
France - 7.56%
AXA Group SA	32,762	735,363	0.33%
BNP Paribas SA	17,304	746,919	0.33%
France Telecom SA	37,925	1,057,072	0.47%
GDF Suez	22,710	1,127,259	0.50%
Sanofi-Aventis SA	22,146	1,416,529	0.64%
Total SA	44,800	2,463,069	1.10%
Vivendi SA	24,241	790,112	0.35%
OTHER SECURITIES		8,663,454	3.84%
		16,999,777
Germany - 6.16%
Allianz SE	9,450	1,005,487	0.45%
BASF SE	19,659	763,824	0.34%
Bayer AG	15,855	923,846	0.41%
Deutsche Telekom AG	59,190	894,912	0.40%
E.ON AG	40,016	1,571,315	0.71%
RWE AG	9,241	820,758	0.36%
Siemens AG	18,094	1,362,179	0.60%
Volkswagen AG	2,431	845,532	0.38%
OTHER SECURITIES		5,667,853	2.51%
		13,855,706

Greece - 0.35%		794,737	0.35%
Hong Kong - 2.72%
China Mobile, Ltd.	126,500	1,283,482	0.58%
OTHER SECURITIES		4,850,216	2.14%
		6,133,698

Hungary - 0.11%		254,194	0.11%
India - 1.00%
Reliance Industries, Ltd., GDR (g)	14,865	764,060	0.35%
OTHER SECURITIES		1,487,312	0.65%
		2,251,372

Indonesia - 0.23%		529,200	0.23%
Ireland - 0.29%		657,042	0.29%
Israel - 0.53%		1,200,883	0.53%

19

The accompanying notes are an integral part of the financial statements.

International Equity Index Trust A (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Italy - 2.67%
Eni SpA	53,902	$1,297,078	0.57%
OTHER SECURITIES		4,720,599	2.10%
		6,017,677
Japan - 18.21%
Mitsubishi UFJ Financial Group, Inc.	217,600	1,367,647	0.62%
Nintendo Company, Ltd.	2,092	799,461	0.36%
Takeda Pharmaceutical Company, Ltd.	17,249	899,057	0.41%
The Tokyo Electric Power Company, Ltd.	25,667	856,809	0.39%
Toyota Motor Corp.	57,947	1,915,632	0.86%
OTHER SECURITIES		35,149,837	15.57%
		40,988,443

Luxembourg - 0.29%		653,864	0.29%
Malaysia - 0.54%		1,225,999	0.54%
Mexico - 0.87%		1,968,794	0.87%
Netherlands - 1.80%
Unilever NV (c)	34,213	829,253	0.37%
OTHER SECURITIES		3,220,888	1.43%
		4,050,141

New Zealand - 0.06%		144,547	0.06%
Norway - 0.42%		952,491	0.42%
Peru - 0.10%		232,608	0.10%
Philippines - 0.08%		187,485	0.08%
Poland - 0.29%		646,601	0.29%
Portugal - 0.26%		591,804	0.26%
Russia - 0.92%
Gazprom OAO, SADR (US)	51,541	734,458	0.33%
OTHER SECURITIES		1,337,396	0.59%
		2,071,854

Singapore - 0.76%		1,705,129	0.76%
South Africa - 1.43%		3,224,250	1.43%
South Korea - 2.29%
Samsung Electronics Company, Ltd.	2,340	853,140	0.37%
OTHER SECURITIES		4,305,915	1.92%
		5,159,055
Spain - 3.23%
Banco Bilbao Vizcaya Argentaria SA	73,868	915,252	0.41%
Banco Santander Central Hispano SA	157,111	1,517,801	0.67%
Telefonica SA	87,501	1,975,044	0.87%
OTHER SECURITIES		2,865,065	1.28%
		7,273,162

Sweden - 1.43%		3,225,987	1.43%
Switzerland - 6.30%
Nestle SA	80,979	3,206,615	1.41%
Novartis AG	50,766	2,542,433	1.12%
Roche Holdings AG - Genusschein	14,990	2,320,708	1.02%
UBS AG *	62,711	912,404	0.41%
OTHER SECURITIES		5,187,127	2.34%
		14,169,287

Taiwan - 1.64%		3,704,006	1.64%
Thailand - 0.23%		$524,224	0.23%
Turkey - 0.26%		575,936	0.26%
United Kingdom - 14.70%
AstraZeneca Group PLC	30,574	1,250,793	0.56%
BG Group PLC	69,869	967,095	0.43%
BHP Billiton PLC	46,124	894,601	0.40%
BP PLC	393,562	3,038,070	1.36%
British American Tobacco PLC	40,017	1,043,917	0.46%
Diageo PLC	52,954	744,047	0.33%
GlaxoSmithKline PLC	109,921	2,044,279	0.92%
HSBC Holdings PLC	252,935	2,475,519	1.11%
Royal Dutch Shell PLC, A Shares	74,543	1,958,473	0.88%
Royal Dutch Shell PLC, B Shares	56,655	1,436,113	0.64%
Tesco PLC	164,073	854,331	0.38%
Vodafone Group PLC	1,108,324	2,269,457	1.02%
OTHER SECURITIES		14,115,583	6.21%
		33,092,278

United States - 0.11%		257,611	0.11%
TOTAL COMMON STOCKS (Cost $302,617,215)		$212,189,864
PREFERRED STOCKS - 1.37%
Brazil - 1.08%		2,459,849	1.08%
Germany - 0.21%		467,949	0.21%
Italy - 0.01%		16,181	0.01%
Malaysia - 0.00%		295	0.00%
Russia - 0.02%		33,950	0.02%
South Korea - 0.05%		111,154	0.05%
TOTAL PREFERRED STOCKS (Cost $4,566,877)		$3,089,378
WARRANTS - 0.00%
Indonesia - 0.00%		304	0.00%
Malaysia - 0.00%		62	0.00%
TOTAL WARRANTS (Cost $158)		$366
RIGHTS - 0.01%
Belgium - 0.00%		0	0.00%
Japan - 0.00%		798	0.00%
Singapore - 0.01%		24,659	0.01%
South Africa - 0.00%		609	0.00%
TOTAL RIGHTS (Cost $38,777)		$26,066
SHORT TERM INVESTMENTS - 1.61%
AIM Short-Term Investment Trust, STIC Prime Portfolio, Institutional Class	2,461,430	2,461,430	1.09%

20

The accompanying notes are an integral part of the financial statements.

International Equity Index Trust A (continued)
	Shares or Principal Amount	Value	% of Net Assets
SHORT TERM INVESTMENTS (continued)
John Hancock Cash Investment Trust, 1.2465% (e) (f)	1,160,731	$1,160,731	0.52%
TOTAL SHORT TERM INVESTMENTS (Cost $3,622,161)		$3,622,161
Total Investments (International Equity Index Trust A) (Cost $310,845,188) - 97.18%		$218,927,835	97.18%
Assets in Excess of Other Liabilities - 2.82%		6,344,997	2.82%
TOTAL NET ASSETS - 100.00%		$225,272,832	100.00%
The portfolio had the following five top industry concentrations as of December 31, 2008 (as a percentage of total net assets):
Banking		10.68%
Telecommunications Equipment & Services		6.89%
International Oil		5.55%
Insurance		4.77%
Electrical Utilities		4.32%

International Equity Index Trust B
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 94.55%
Argentina - 0.01%		$36,123	0.01%
Australia - 4.29%
BHP Billiton, Ltd.	94,389	2,005,216	0.65%
OTHER SECURITIES		11,059,435	3.64%
		13,064,651

Austria - 0.25%		757,594	0.25%
Belgium - 0.58%		1,760,123	0.58%
Bermuda - 0.06%		180,635	0.06%
Brazil - 1.26%		3,838,867	1.26%
Canada - 5.98%
EnCana Corp.	21,464	990,352	0.33%
Manulife Financial Corp. (e)	42,124	709,744
Royal Bank of Canada	38,276	1,119,291	0.38%
OTHER SECURITIES		15,398,683	5.27%
		18,218,070

Cayman Islands - 0.04%		129,504	0.04%
Chile - 0.35%		1,057,582	0.35%
China - 1.74%		5,284,284	1.74%
Colombia - 0.04%		107,293	0.04%
Czech Republic - 0.15%		441,476	0.15%
Denmark - 0.65%		1,985,658	0.65%
Egypt - 0.10%		308,629	0.10%
Finland - 1.07%
Nokia AB Oyj	108,406	1,701,149	0.56%
OTHER SECURITIES		1,553,852	0.51%
		3,255,001
France - 7.58%
BNP Paribas SA	23,494	1,014,107	0.33%
France Telecom SA	52,266	$1,456,795	0.49%
GDF Suez	30,713	1,524,504	0.51%
Sanofi-Aventis SA	29,981	1,917,679	0.64%
Total SA	60,643	3,334,104	1.11%
Vivendi SA	33,495	1,091,737	0.36%
OTHER SECURITIES		12,729,903	4.14%
		23,068,829
Germany - 6.26%
Allianz SE	12,929	1,375,655	0.44%
BASF SE	27,114	1,053,478	0.35%
Bayer AG	21,873	1,274,506	0.42%
Deutsche Telekom AG	81,048	1,225,390	0.40%
E.ON AG	54,167	2,126,986	0.69%
RWE AG	12,735	1,131,084	0.37%
Siemens AG	24,774	1,865,073	0.60%
Volkswagen AG	3,328	1,157,520	0.38%
OTHER SECURITIES		7,861,080	2.61%
		19,070,772

Greece - 0.36%		1,101,548	0.36%
Hong Kong - 2.69%
China Mobile, Ltd.	171,530	1,740,364	0.58%
OTHER SECURITIES		6,458,787	2.11%
		8,199,151

Hungary - 0.10%		304,984	0.10%
India - 0.92%
Reliance Industries, Ltd., GDR (g)	20,644	1,061,103	0.36%
OTHER SECURITIES		1,738,019	0.56%
		2,799,122

Indonesia - 0.24%		740,187	0.24%
Ireland - 0.30%		899,656	0.30%
Israel - 0.53%		1,626,248	0.53%
Italy - 2.73%
Eni SpA	74,215	1,785,883	0.58%
OTHER SECURITIES		6,532,857	2.15%
		8,318,740
Japan - 18.50%
Mitsubishi UFJ Financial Group, Inc.	313,300	1,969,135	0.65%
Nintendo Company, Ltd.	2,808	1,073,081	0.35%
Takeda Pharmaceutical Company, Ltd.	23,351	1,217,106	0.40%
The Tokyo Electric Power Company, Ltd.	34,833	1,162,785	0.38%
Toyota Motor Corp.	78,453	2,593,524	0.85%
OTHER SECURITIES		48,284,515	15.87%
		56,300,146

Luxembourg - 0.29%		870,269	0.29%
Malaysia - 0.50%		1,521,442	0.50%
Mexico - 0.88%		2,681,258	0.88%
Netherlands - 1.77%
Unilever NV (c)	45,884	1,112,134	0.36%
OTHER SECURITIES		4,267,635	1.41%
		5,379,769

21

The accompanying notes are an integral part of the financial statements.

International Equity Index Trust B (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
New Zealand - 0.07%		$210,967	0.07%
Norway - 0.44%		1,328,378	0.44%
Peru - 0.12%		359,697	0.12%
Philippines - 0.08%		245,058	0.08%
Poland - 0.28%		866,790	0.28%
Portugal - 0.26%		784,476	0.26%
Russia - 0.88%
Gazprom OAO, SADR (US)	72,355	1,031,060	0.33%
OTHER SECURITIES		1,634,379	0.55%
		2,665,439

Singapore - 0.77%		2,348,230	0.77%
South Africa - 1.43%		4,361,301	1.43%
South Korea - 2.22%
Samsung Electronics Company, Ltd.	3,190	1,163,041	0.37%
OTHER SECURITIES		5,603,696	1.85%
		6,766,737
Spain - 3.32%
Banco Bilbao Vizcaya Argentaria SA	100,000	1,239,038	0.41%
Banco Santander Central Hispano SA	220,212	2,127,401	0.70%
Telefonica SA	120,479	2,719,413	0.88%
OTHER SECURITIES		4,028,521	1.33%
		10,114,373

Sweden - 1.38%		4,207,965	1.38%
Switzerland - 6.31%
Nestle SA	108,830	4,309,461	1.41%
Novartis AG	67,652	3,388,108	1.11%
Roche Holdings AG - Genusschein	20,231	3,132,104	1.03%
UBS AG *	84,196	1,224,997	0.40%
OTHER SECURITIES		7,140,925	2.36%
		19,195,595

Taiwan - 1.54%		4,700,957	1.54%
Thailand - 0.24%		745,475	0.24%
Turkey - 0.26%		799,644	0.26%
United Kingdom - 14.49%
AstraZeneca Group PLC	41,421	1,694,548	0.56%
BG Group PLC	93,921	1,300,012	0.43%
BHP Billiton PLC	61,996	1,202,448	0.39%
BP PLC	532,795	4,112,868	1.35%
British American Tobacco PLC	51,462	1,342,480	0.44%
Diageo PLC	71,166	999,941	0.33%
GlaxoSmithKline PLC	148,870	2,768,642	0.91%
HSBC Holdings PLC	342,607	3,353,156	1.10%
Royal Dutch Shell PLC, A Shares	100,922	2,651,530	0.87%
Royal Dutch Shell PLC, B Shares	77,057	1,953,271	0.64%
Tesco PLC	224,944	1,171,288	0.38%
Vodafone Group PLC	1,501,139	3,073,805	1.01%
OTHER SECURITIES		18,494,187	6.08%
		44,118,176

United States - 0.24%		718,543	0.24%
TOTAL COMMON STOCKS (Cost $395,602,444)		$287,845,412
PREFERRED STOCKS - 1.27%
Brazil - 0.99%		$3,011,232	0.99%
Germany - 0.20%		607,328	0.20%
Italy - 0.01%		20,886	0.01%
Malaysia - 0.00%		485	0.00%
Russia - 0.02%		53,525	0.02%
South Korea - 0.05%		158,468	0.05%
TOTAL PREFERRED STOCKS (Cost $5,176,501)		$3,851,924
WARRANTS - 0.00%
Indonesia - 0.00%		611	0.00%
Malaysia - 0.00%		77	0.00%
TOTAL WARRANTS (Cost $316)		$688
RIGHTS - 0.01%
Belgium - 0.00%		0	0.00%
Japan - 0.00%		1,168	0.00%
Singapore - 0.01%		32,603	0.01%
South Africa - 0.00%		643	0.00%
TOTAL RIGHTS (Cost $49,560)		$34,415
SHORT TERM INVESTMENTS - 2.32%
AIM Short-Term Investment Trust, STIC Prime Portfolio, Institutional Class	4,715,843	4,715,843	1.55%
John Hancock Cash Investment Trust, 1.2465% (e) (f)	2,324,483	2,324,483	0.76%
OTHER SECURITIES		27,978	0.01%

TOTAL SHORT TERM INVESTMENTS (Cost $7,068,304)		$7,068,304
Total Investments (International Equity Index Trust B) (Cost $407,897,125) - 98.15%		$298,800,743	98.15%
Assets in Excess of Other Liabilities - 1.85%		5,627,751	1.85%
TOTAL NET ASSETS - 100.00%		$304,428,494	100.00%
The portfolio had the following five top industry concentrations as of December 31, 2008 (as a percentage of total net assets):
Banking		10.85%
Telecommunications Equipment & Services		6.89%
International Oil		5.61%
Insurance		4.79%
Electrical Utilities		4.25%

Mid Cap Index Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 95.04%
Basic Materials - 4.86%
Airgas, Inc.	81,010	$3,158,580	0.45%
Cliffs Natural Resources, Inc.	113,582	2,908,814	0.42%

22

The accompanying notes are an integral part of the financial statements.

Mid Cap Index Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Basic Materials (continued)
FMC Corp.	74,073	$3,313,285	0.49%
OTHER SECURITIES		24,509,012	3.50%
		33,889,691
Communications - 2.98%
Priceline.com, Inc. * (c)	40,617	2,991,442	0.43%
Telephone & Data Systems, Inc.	106,525	3,382,169	0.48%
OTHER SECURITIES		14,404,797	2.07%
		20,778,408
Consumer, Cyclical - 11.48%
Advance Auto Parts, Inc.	94,757	3,188,573	0.46%
Dollar Tree, Inc. *	90,684	3,790,591	0.54%
O’Reilly Automotive, Inc. *	134,614	4,138,035	0.60%
Ross Stores, Inc.	129,471	3,849,172	0.55%
OTHER SECURITIES		65,043,521	9.33%
		80,009,892
Consumer, Non-cyclical - 20.49%
Alliance Data Systems Corp. * (c)	64,585	3,005,141	0.42%
Church & Dwight, Inc.	70,080	3,932,890	0.56%
Covance, Inc. *	63,329	2,915,034	0.42%
DeVry, Inc.	61,646	3,539,097	0.50%
Edwards Lifesciences Corp. *	55,702	3,060,825	0.44%
Endo Pharmaceutical Holdings, Inc. *	117,154	3,031,946	0.43%
Henry Schein, Inc. *	89,416	3,280,673	0.47%
Hologic, Inc. *	256,405	3,351,214	0.47%
ITT Educational Services, Inc. *	31,362	2,978,763	0.43%
Pharmaceutical Product Development, Inc.	117,983	3,422,687	0.49%
Quanta Services, Inc. *	197,442	3,909,352	0.56%
Ralcorp Holdings, Inc. *	56,380	3,292,593	0.46%
SAIC, Inc. *	202,869	3,951,889	0.56%
Strayer Education, Inc.	14,237	3,052,555	0.44%
Vertex Pharmaceuticals, Inc. * (c)	150,571	4,574,346	0.66%
OTHER SECURITIES		91,542,741	13.13%
		142,841,746

Energy - 5.85%		40,776,965	5.85%
Financial - 19.51%
Commerce Bancshares, Inc.	66,006	2,900,964	0.42%
Cullen Frost Bankers, Inc.	59,364	3,008,568	0.43%
Everest Re Group, Ltd.	61,457	4,679,336	0.67%
Federal Realty Investment Trust, REIT	59,015	3,663,651	0.52%
Fidelity National Financial, Inc., Class A	211,956	3,762,219	0.55%
HCC Insurance Holdings, Inc.	114,780	3,070,365	0.44%
Health Care, Inc., REIT (c)	103,526	4,368,797	0.62%
New York Community Bancorp, Inc.	344,424	4,119,311	0.60%
Regency Centers Corp., REIT	70,051	3,271,382	0.47%
Reinsurance Group of America, Inc.	72,612	3,109,246	0.45%
W.R. Berkley Corp.	138,768	4,301,808	0.62%
OTHER SECURITIES		95,793,350	13.72%
		136,048,997
Industrial - 15.49%
AMETEK, Inc.	106,799	3,226,398	0.47%
Energizer Holdings, Inc. *	58,351	3,159,123	0.45%
FMC Technologies, Inc. *	125,127	2,981,777	0.43%
Martin Marietta Materials, Inc. (c)	41,454	4,024,354	0.58%
Roper Industries, Inc.	89,775	$3,897,133	0.55%
URS Corp. *	83,554	3,406,497	0.49%
OTHER SECURITIES		87,301,651	12.52%
		107,996,933

Real Estate - 0.28%		1,945,965	0.28%
Technology - 6.63%		46,205,869	6.63%
Utilities - 7.48%
Alliant Energy Corp.	110,526	3,225,149	0.46%
MDU Resources Group, Inc.	183,789	3,966,167	0.57%
Northeast Utilities	155,808	3,748,740	0.54%
NSTAR	106,883	3,900,160	0.55%
ONEOK, Inc.	104,572	3,045,137	0.44%
Puget Energy, Inc.	129,769	3,538,801	0.51%
OTHER SECURITIES		30,729,950	4.41%
		52,154,104
TOTAL COMMON STOCKS (Cost $945,720,852)		$662,648,570
SHORT TERM INVESTMENTS - 11.79%
Federal Home Loan Bank Discount Notes
zero coupon, due 02/23/2009	13,759,000	13,758,797	1.97%
John Hancock Cash Investment Trust, 1.2465% (e) (f)	68,408,842	68,408,842	9.82%
TOTAL SHORT TERM INVESTMENTS (Cost $82,167,639)		$82,167,639
REPURCHASE AGREEMENTS - 1.43%
Repurchase Agreement with State Street Corp. dated 12/31/2008 at 0.010% to be repurchased at $10,000,006 on 01/02/2009, collateralized by $7,125,000 U.S. Treasury Bonds, 4.75% due 02/15/2037 (valued at $10,200,150, including interest)	10,000,000	$10,000,000	1.43%
TOTAL REPURCHASE AGREEMENTS (Cost $10,000,000)		$10,000,000
Total Investments (Mid Cap Index Trust) (Cost $1,037,888,491) - 108.26%		$754,816,209	108.26%
Liabilities in Excess of Other Assets - (8.26%)		(57,622,364)	(8.26%)
TOTAL NET ASSETS - 100.00%		$697,193,845	100.00%

Small Cap Index Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 95.37%
Basic Materials - 3.10%
Compass Minerals International, Inc.	11,808	$692,658	0.23%
Royal Gold, Inc.	12,372	608,826	0.21%
OTHER SECURITIES		7,609,740	2.66%
		8,911,224

Communications - 6.28%		18,033,744	6.28%

23

The accompanying notes are an integral part of the financial statements.

Small Cap Index Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Consumer, Cyclical - 10.81%
Marvel Entertainment, Inc. *	17,829	$548,241	0.19%
Owens & Minor, Inc.	14,781	556,505	0.20%
Wendy’s/Arby’s Group, Inc.	146,008	721,280	0.26%
OTHER SECURITIES		29,208,807	10.16%
		31,034,833
Consumer, Non-cyclical - 23.06%
Alexion Pharmaceuticals, Inc. *	28,125	1,017,843	0.36%
AMERIGROUP Corp. *	19,582	578,060	0.20%
Flowers Foods, Inc.	28,034	682,908	0.24%
Immucor, Inc. *	25,575	679,784	0.23%
Magellan Health Services, Inc. *	14,665	574,280	0.20%
Myriad Genetics, Inc. *	16,292	1,079,509	0.37%
Onyx Pharmaceuticals, Inc. *	20,335	694,644	0.25%
OSI Pharmaceuticals, Inc. * (c)	20,879	815,325	0.29%
Psychiatric Solutions, Inc. * (c)	20,294	565,188	0.20%
Ralcorp Holdings, Inc. *	20,500	1,197,200	0.43%
Thoratec Corp. *	19,920	647,201	0.22%
Valeant Pharmaceuticals International * (c)	25,534	584,729	0.20%
Watson Wyatt Worldwide, Inc., Class A	15,511	741,736	0.27%
OTHER SECURITIES		56,353,419	19.63%
		66,211,826

Diversified - 0.01%		20,108	0.01%
Energy - 3.66%
Comstock Resources, Inc. *	16,801	793,848	0.27%
OTHER SECURITIES		9,715,560	3.39%
		10,509,408
Financial - 21.81%
Aspen Insurance Holdings, Ltd.	31,342	760,043	0.27%
First Niagara Financial Group, Inc.	43,282	699,869	0.23%
FirstMerit Corp.	30,003	617,761	0.22%
Highwoods Properties, Inc., REIT	23,238	635,792	0.21%
IPC Holdings, Ltd.	18,340	548,366	0.19%
Knight Capital Group, Inc. *	34,207	552,442	0.20%
Montpelier Re Holdings, Ltd.	34,347	576,686	0.20%
Platinum Underwriters Holdings, Ltd.	17,808	642,513	0.23%
ProAssurance Corp. *	11,647	614,729	0.22%
Realty Income Corp., REIT (c)	36,928	854,884	0.29%
Senior Housing Properties Trust, REIT	41,871	750,329	0.25%
UMB Financial Corp. (c)	11,447	562,505	0.21%
Validus Holdings, Ltd.	23,547	615,990	0.22%
Washington Real Estate Investment Trust, REIT	18,976	537,021	0.18%
WestAmerica Bancorp (c)	10,733	548,992	0.19%
OTHER SECURITIES		53,087,636	18.50%
		62,605,558
Industrial - 14.06%
Clarcor, Inc.	18,527	614,726	0.22%
Curtiss-Wright Corp.	16,347	545,826	0.19%
EMCOR Group, Inc. *	24,842	557,206	0.20%
Moog, Inc., Class A *	15,627	571,479	0.21%
Teledyne Technologies, Inc. *	12,929	575,987	0.21%
Wabtec Corp. (c)	17,656	701,826	0.25%
Waste Connections, Inc. *	28,980	$914,898	0.32%
OTHER SECURITIES		35,890,871	12.50%
		40,372,819

Real Estate - 0.06%		160,836	0.06%
Technology - 8.17%
Sybase, Inc. * (c)	28,757	712,310	0.26%
OTHER SECURITIES		22,736,246	7.91%
		23,448,556
Utilities - 4.34%
ITC Holdings Corp.	18,178	794,014	0.28%
New Jersey Resources Corp.	15,172	597,019	0.21%
Nicor, Inc.	16,356	568,207	0.20%
Piedmont Natural Gas, Inc.	26,731	846,571	0.30%
Westar Energy, Inc.	38,320	785,942	0.27%
WGL Holdings, Inc.	17,917	585,707	0.20%
OTHER SECURITIES		8,294,138	2.88%
		12,471,598
TOTAL COMMON STOCKS (Cost $364,170,910)		$273,780,510
PREFERRED STOCKS - 0.02%
Consumer, Non-cyclical - 0.02%		64,260	0.02%
TOTAL PREFERRED STOCKS (Cost $122,464)		$64,260
SHORT TERM INVESTMENTS - 10.94%
John Hancock Cash Investment Trust, 1.2465% (e) (f)	31,418,006	31,418,006	10.94%
TOTAL SHORT TERM INVESTMENTS (Cost $31,418,006)		$31,418,006
REPURCHASE AGREEMENTS - 3.41%
Repurchase Agreement with State Street Corp. dated 12/31/2008 at 0.010% to be repurchased at $9,780,005 on 01/02/2009, collateralized by $6,970,000 U.S. Treasury Bonds, 4.75% due 02/15/2037 (valued at $9,978,252, including interest)	9,780,000	9,780,000	3.41%
TOTAL REPURCHASE AGREEMENTS (Cost $9,780,000)		$9,780,000
Total Investments (Small Cap Index Trust) (Cost $405,491,380) - 109.74%		$315,042,776	109.74%
Liabilities in Excess of Other Assets - (9.74%)		(27,966,704)	(9.74%)
TOTAL NET ASSETS - 100.00%		$287,076,072	100.00%

24

The accompanying notes are an integral part of the financial statements.

Total Bond Market Trust A
	Shares or Principal Amount	Value	% of Net Assets
U.S. TREASURY OBLIGATIONS - 32.98%
U.S. Treasury Bonds - 17.62%
2.750%, due 10/31/2013 (c)	54,580,000	$58,025,363	8.42%
3.750%, due 11/15/2018	34,616,000	39,186,350	5.68%
4.375%, due 02/15/2038 (c)	2,667,000	3,572,113	0.52%
4.500%, due 05/15/2038	5,060,000	6,906,111	1.00%
5.250%, due 02/15/2029	6,830,000	9,057,222	1.31%
5.375% to 9.250%, due 2/15/2016 to 2/15/2031		4,791,195	0.69%
		121,538,354
U.S. Treasury Notes - 15.36%
1.250%, due 11/30/2010	20,000,000	20,214,800	2.93%
1.500%, due 10/31/2010 (c)	59,000,000	59,880,397	8.68%
2.000%, due 09/30/2010	11,100,000	11,379,232	1.65%
2.000%, due 11/30/2013 (c)	10,445,000	10,715,922	1.55%
2.750% to 4.750%, due 5/15/2010 to 5/15/2014		3,724,858	0.55%
		105,915,209
TOTAL U.S. TREASURY OBLIGATIONS (Cost $218,491,744)		$227,453,563
U.S. GOVERNMENT AGENCY OBLIGATIONS - 48.51%
Federal Home Loan Bank - 0.94%
6.000%, due 10/01/2036	3,489,867	3,599,607	0.53%
OTHER SECURITIES		2,862,802	0.41%
		6,462,409
Federal Home Loan Mortgage Corp. - 17.33%
2.875%, due 11/23/2010 (c)	6,000,000	6,187,218	0.90%
3.750%, due 06/28/2013 (c)	4,000,000	4,259,604	0.62%
3.875%, due 06/29/2011 (c)	6,000,000	6,385,278	0.93%
4.125%, due 09/27/2013 (c)	5,500,000	5,926,399	0.86%
4.500%, due 07/01/2023	5,758,462	5,900,174	0.86%
4.500%, due 10/01/2035	5,657,939	5,733,083	0.83%
5.000%, due 02/01/2036	13,208,602	13,484,125	1.95%
5.000%, due 03/01/2038	5,929,280	6,052,035	0.88%
5.500%, due 10/01/2036	4,711,985	4,828,497	0.70%
5.500%, due 11/01/2038	4,994,685	5,118,186	0.74%
6.000%, due 06/15/2011 (c)	3,250,000	3,601,943	0.52%
6.000%, due 06/01/2035	9,475,253	9,785,049	1.42%
6.000%, due 07/01/2038	5,823,446	6,006,565	0.87%
6.000%, due 10/01/2038	5,839,768	6,023,401	0.87%
6.750%, due 09/15/2029	2,900,000	4,172,798	0.60%
5.000% to 7.000%, due 8/23/2017 to 9/1/2038 (d)		26,041,821	3.78%
		119,506,176
Federal National Mortgage Association - 25.92%
3.250%, due 04/09/2013 (c)	4,000,000	4,168,000	0.60%
3.875%, due 07/12/2013 (c)	6,000,000	6,367,182	0.92%
4.375%, due 10/15/2015 (c)	4,850,000	5,321,095	0.77%
4.500%, due 06/01/2023	5,748,937	5,888,618	0.85%
5.000%, due 11/01/2023	9,578,211	9,855,082	1.43%
5.000%, due 03/01/2036	7,107,523	7,271,606	1.05%
5.000%, due 03/01/2037	8,036,274	8,219,288	1.19%
5.500%, due 09/01/2021	3,353,155	3,465,407	0.50%
5.500%, due 03/01/2022	5,083,494	5,247,318	0.76%
5.500%, due 06/01/2035	4,901,926	5,037,303	0.73%
5.500%, due 09/01/2035	8,968,003	9,214,273	1.34%
5.500%, due 12/01/2035	8,161,906	8,386,040	1.22%
5.500%, due 04/01/2036	3,999,080	4,107,649	0.60%
5.500%, due 05/01/2036	4,093,226	4,205,630	0.61%
6.000%, due 08/01/2023	4,811,265	5,008,414	0.73%
6.000%, due 02/01/2036	3,901,653	$4,024,342	0.58%
6.000%, due 08/01/2036	4,665,470	4,812,177	0.70%
6.000%, due 03/01/2037	4,149,535	4,280,018	0.62%
6.500%, due 10/01/2038	7,904,937	8,235,647	1.19%
6.625%, due 11/15/2030 (c)	2,425,000	3,501,220	0.51%
7.250%, due 05/15/2030 (c)	2,600,000	3,968,242	0.58%
4.500% to 7.125%, due 6/15/2010 to 10/1/2038 (d)		58,228,667	8.44%
		178,813,218
Government National Mortgage Association - 4.32%
5.000%, due 11/20/2038	5,693,006	5,833,329	0.85%
5.500%, due 08/15/2038	5,808,093	5,997,310	0.86%
4.500% to 6.500%, due 6/15/2023 to 10/20/2038		17,969,500	2.61%
		29,800,139
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $320,345,282)		$334,581,942
FOREIGN GOVERNMENT OBLIGATIONS - 0.92%
Austria - 0.09%		601,762	0.09%
Brazil - 0.07%		454,300	0.07%
Canada - 0.52%		3,625,284	0.52%
Italy - 0.18%		1,261,837	0.18%
Mexico - 0.06%		425,625	0.06%
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $6,005,768)		$6,368,808
CORPORATE BONDS - 14.17%
Basic Materials - 0.31%		2,127,195	0.31%
Communications - 1.56%		10,782,775	1.56%
Consumer, Cyclical - 0.40%		2,785,568	0.40%
Consumer, Non-cyclical - 1.51%		10,444,932	1.51%
Energy - 1.38%		9,486,166	1.38%
Financial - 6.04%
General Electric
3.000% to 6.750%, due 2/22/2011 to 3/15/2032		3,031,648	0.45%
OTHER SECURITIES		38,550,688	5.59%
		41,582,336

Government - 0.06%		424,822	0.06%
Industrial - 1.18%
General Electric
5.000%, due 02/01/2013	835,000	844,428	0.12%
OTHER SECURITIES		7,283,328	1.06%
		8,127,756

Technology - 0.27%		1,879,247	0.27%

25

The accompanying notes are an integral part of the financial statements.

Total Bond Market Trust A (continued)
	Shares or Principal Amount	Value	% of Net Assets
CORPORATE BONDS (continued)
Utilities - 1.46%		$10,070,019	1.46%
TOTAL CORPORATE BONDS (Cost $99,782,034)		$97,710,816
COLLATERALIZED MORTGAGE OBLIGATIONS - 1.15%
General Electric
4.353% to 4.433%, due 7/10/2039 to 6/10/2048		2,880,522	0.43%
OTHER SECURITIES		5,056,875	0.72%
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $9,015,672)		$7,937,397
ASSET BACKED SECURITIES - 0.33%
TOTAL ASSET BACKED SECURITIES (Cost $2,380,757)		$2,295,528
SUPRANATIONAL OBLIGATIONS - 0.64%
Financial - 0.64%		4,391,547	0.64%
TOTAL SUPRANATIONAL OBLIGATIONS (Cost $4,229,835)		$4,391,547
SHORT TERM INVESTMENTS - 10.09%
John Hancock Cash Investment Trust, 1.2465% (e) (f)	69,595,854	69,595,854	10.09%
TOTAL SHORT TERM INVESTMENTS (Cost $69,595,854)		$69,595,854
REPURCHASE AGREEMENTS - 0.67%
Repurchase Agreement with State Street Corp. dated 12/31/2008 at 0.00% to be repurchased at $4,615,000 on 01/02/2009, collateralized by $4,500,000 Federal Home Loan Bank, 3.375% due 06/24/2011 (valued at $4,708,125, including interest)	4,615,000	$4,615,000	0.67%
TOTAL REPURCHASE AGREEMENTS (Cost $4,615,000)		$4,615,000
Total Investments (Total Bond Market Trust A) (Cost $734,461,946) - 109.46%		$754,950,455	109.46%
Liabilities in Excess of Other Assets - (9.46%)		(65,220,505)	(9.46%)
TOTAL NET ASSETS - 100.00%		$689,729,950	100.00%

Total Bond Market Trust B
	Shares or Principal Amount	Value	% of Net Assets
U.S. TREASURY OBLIGATIONS - 21.10%
U.S. Treasury Bonds - 13.73%
4.375%, due 02/15/2038	1,280,000	$1,714,400	1.06%
6.750%, due 08/15/2026	775,000	1,168,918	0.72%
7.500%, due 11/15/2016	1,870,000	2,553,133	1.58%
7.875%, due 02/15/2021	900,000	1,337,625	0.83%
8.750%, due 08/15/2020	1,400,000	2,185,532	1.35%
8.875%, due 08/15/2017	1,550,000	2,307,442	1.43%
9.250%, due 02/15/2016	3,550,000	5,178,286	3.21%
11.250%, due 02/15/2015	2,010,000	3,052,844	1.89%
13.250%, due 05/15/2014	1,200,000	1,254,563	0.78%
3.750% to 11.750%, due 11/15/2014 to 5/15/2038		1,434,504	0.88%
		22,187,247
U.S. Treasury Notes - 7.37%
2.000%, due 09/30/2010	6,000,000	6,150,936	3.82%
2.000%, due 11/30/2013	4,100,000	4,206,346	2.60%
5.000%, due 08/15/2011	1,385,000	1,542,002	0.95%
		11,899,284
TOTAL U.S. TREASURY OBLIGATIONS (Cost $31,468,249)		$34,086,531
U.S. GOVERNMENT AGENCY OBLIGATIONS - 48.04%
Federal Home Loan Bank - 1.72%
3.875%, due 01/15/2010	900,000	929,293	0.58%
3.875%, due 06/14/2013	1,750,000	1,853,413	1.14%
		2,782,706
Federal Home Loan Mortgage Corp. - 7.09%
5.000%, due 07/01/2035	649,862	663,520	0.41%
5.500%, due 08/23/2017	530,000	625,038	0.39%
5.750%, due 01/15/2012	1,200,000	1,341,272	0.83%
5.885%, due 02/01/2037 (d)	2,347,810	2,400,987	1.48%
6.000%, due 06/15/2011	1,000,000	1,108,290	0.69%
6.019%, due 08/01/2037 (d)	2,314,550	2,379,090	1.46%
6.250%, due 07/15/2032	450,000	628,448	0.39%
4.000% to 8.500%, due 1/1/2009 to 9/1/2038		2,303,210	1.44%
		11,449,855
Federal National Mortgage Association - 34.42%
3.250%, due 04/09/2013	1,000,000	1,042,000	0.65%
4.000%, due 08/01/2020	1,100,710	1,114,985	0.69%
4.500%, due 12/01/2020	3,586,403	3,676,904	2.28%
4.617%, due 01/01/2035 (d)	3,077,979	3,085,280	1.91%
5.000%, due 07/01/2020	731,548	753,723	0.47%
5.000%, due 02/01/2021	2,230,510	2,297,077	1.42%
5.000%, due 12/01/2034	6,902,128	7,067,942	4.39%
5.485%, due 04/01/2036 (d)	756,939	771,759	0.48%
5.500%, due 08/01/2021	971,092	1,002,994	0.62%
5.500%, due 09/01/2034	8,749,337	8,993,704	5.58%
5.500%, due 02/01/2035	807,733	830,797	0.51%
5.500%, due 09/01/2036	3,681,933	3,781,316	2.34%
5.687%, due 04/01/2037	4,829,223	4,948,253	3.06%
6.000%, due 08/01/2034	2,126,525	2,200,704	1.36%
6.000%, due 05/01/2035	2,978,192	3,075,564	1.90%
6.000%, due 08/01/2036	1,381,297	1,424,733	0.88%
6.125%, due 03/15/2012	2,300,000	2,612,269	1.62%
6.250%, due 05/15/2029	415,000	566,637	0.35%
6.500%, due 02/01/2036	937,251	975,290	0.60%
6.500%, due 02/01/2036	970,142	1,009,516	0.62%
7.250%, due 05/15/2030	450,000	686,811	0.43%
4.000% to 8.500%, due 1/1/2009 to 6/1/2034		3,693,710	2.26%
		55,611,968

26

The accompanying notes are an integral part of the financial statements.

Total Bond Market Trust B (continued)
	Shares or Principal Amount	Value	% of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Government National Mortgage Association - 4.45%
5.500%, due 08/20/2038	745,500	$768,390	0.48%
6.000%, due 09/15/2038	1,516,676	1,569,405	0.98%
4.500% to 9.000%, due 1/15/2016 to 11/20/2038		4,846,655	2.99%
		7,184,450

Tennessee Valley Authority - 0.22%		347,675	0.22%
The Financing Corp. - 0.14%		222,728	0.14%
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $73,291,283)		$77,599,382
FOREIGN GOVERNMENT OBLIGATIONS - 2.14%
Brazil - 0.26%		423,325	0.26%
Canada - 0.81%		1,306,384	0.81%
Italy - 0.36%
Republic of Italy
6.875%, due 09/27/2023	460,000	573,822	0.36%
Malaysia - 0.03%		51,034	0.03%
Mexico - 0.68%
Government of Mexico
9.875%, due 02/01/2010	970,000	1,045,175	0.64%
OTHER SECURITIES		60,000	0.04%
		1,105,175
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $3,276,092)		$3,459,740
CORPORATE BONDS - 21.21%
Basic Materials - 0.76%		1,229,554	0.76%
Communications - 2.81%		4,532,135	2.81%
Consumer, Cyclical - 0.57%		928,092	0.57%
Consumer, Non-cyclical - 2.63%		4,242,474	2.63%
Energy - 2.11%		3,407,388	2.11%
Financial - 8.09%
Merrill Lynch
5.450% to 7.750%, due 7/15/2014 to 5/14/2038		742,118	0.47%
OTHER SECURITIES		12,328,916	7.62%
		13,071,034

Government - 0.13%		212,411	0.13%
Industrial - 1.73%		2,792,142	1.73%
Technology - 0.41%		669,935	0.41%
Utilities - 1.97%		3,182,031	1.97%
TOTAL CORPORATE BONDS (Cost $35,952,631)		$34,267,196
COLLATERALIZED MORTGAGE OBLIGATIONS - 2.91%
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP5, Class A4
5.179%, due 12/15/2044 (d)	835,000	669,193	0.42%
Merrill Lynch
5.690%, due 02/12/2051	440,000	$325,881	0.20%
Merrill Lynch
5.657%, due 05/12/2039 (d)	800,000	411,722	0.25%
OTHER SECURITIES		3,293,444	2.04%
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $5,781,454)		$4,700,240
ASSET BACKED SECURITIES - 1.94%
Bank of America Credit Card Trust, Series 2008-A3, Class A3
1.945%, due 08/15/2011 (d)	665,000	659,447	0.41%
CNH Equipment Trust, Series 2008-B, Class A2B
2.195%, due 04/15/2011 (d)	680,000	670,997	0.41%
Merrill Lynch
5.773%, due 06/12/2046 (d)	453,340	443,104	0.27%
OTHER SECURITIES		1,368,343	0.85%
TOTAL ASSET BACKED SECURITIES (Cost $3,299,392)		$3,141,891
SUPRANATIONAL OBLIGATIONS - 0.85%
Financial - 0.85%		1,367,885	0.85%
TOTAL SUPRANATIONAL OBLIGATIONS (Cost $1,281,026)		$1,367,885
REPURCHASE AGREEMENTS - 0.96%
Repurchase Agreement with State Street Corp. dated 12/31/2008 at 0.00% to be repurchased at $1,555,000 on 01/02/2009, collateralized by $1,520,000 Federal Home Loan Bank, 3.375% due 06/24/2011 (valued at $1,590,300, including interest)	1,555,000	1,555,000	0.96%
TOTAL REPURCHASE AGREEMENTS (Cost $1,555,000)		$1,555,000
Total Investments (Total Bond Market Trust B) (Cost $155,905,127) - 99.15%		$160,177,865	99.15%
Assets in excess of Other Liabilities - 0.85%		1,369,140	0.85%
TOTAL NET ASSETS - 100.00%		$161,547,005	100.00%

Total Stock Market Index Trust
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS - 94.67%
Basic Materials - 3.46%
Eli Lilly & Company	29,528	$1,189,093	0.41%
OTHER SECURITIES		8,949,972	3.05%
		10,139,065
Communications - 9.58%
AT&T, Inc.	155,007	4,417,699	1.51%
Cisco Systems, Inc. *	155,472	2,534,194	0.86%
Comcast Corp., Class A	76,168	1,285,716	0.44%

27

The accompanying notes are an integral part of the financial statements.

Total Stock Market Index Trust (continued)
	Shares or Principal Amount	Value	% of Net Assets
COMMON STOCKS (continued)
Communications (continued)
Google, Inc., Class A *	8,109	$2,494,734	0.85%
QUALCOMM, Inc.	42,763	1,532,198	0.52%
Verizon Communications, Inc.	74,630	2,529,957	0.86%
Walt Disney Company	48,910	1,109,768	0.38%
OTHER SECURITIES		12,220,653	4.16%
		28,124,919
Consumer, Cyclical - 8.85%
CVS Caremark Corp.	37,320	1,072,577	0.37%
Home Depot, Inc.	44,233	1,018,244	0.35%
McDonald’s Corp.	29,501	1,834,667	0.63%
Wal-Mart Stores, Inc.	102,976	5,772,835	1.97%
OTHER SECURITIES		16,284,721	5.53%
		25,983,044
Consumer, Non-cyclical - 22.52%
Abbott Laboratories	40,104	2,140,350	0.73%
Amgen, Inc. *	27,574	1,592,399	0.54%
Bristol-Myers Squibb Company	51,310	1,192,958	0.41%
Genentech, Inc. *	27,256	2,259,795	0.77%
Gilead Sciences, Inc. *	23,984	1,226,542	0.42%
Johnson & Johnson	72,855	4,358,915	1.49%
Kraft Foods, Inc., Class A	38,300	1,028,355	0.35%
Merck & Company, Inc.	56,006	1,702,582	0.58%
PepsiCo, Inc.	40,821	2,235,766	0.76%
Pfizer, Inc.	175,778	3,113,028	1.06%
Philip Morris International, Inc.	52,914	2,302,288	0.79%
Procter & Gamble Company	77,457	4,788,392	1.63%
The Coca-Cola Company	60,389	2,733,810	0.93%
Visa, Inc.	22,126	1,160,509	0.40%
Wyeth	34,810	1,305,723	0.44%
OTHER SECURITIES		32,943,636	11.22%
		66,085,048

Diversified - 0.07%		201,574	0.07%
Energy - 11.57%
Chevron Corp.	53,545	3,960,724	1.35%
ConocoPhillips	39,612	2,051,902	0.70%
Exxon Mobil Corp.	133,052	10,621,412	3.62%
Occidental Petroleum Corp.	21,430	1,285,586	0.44%
Schlumberger, Ltd.	31,092	1,316,124	0.45%
OTHER SECURITIES		14,732,374	5.01%
		33,968,122
Financial - 15.02%
Bank of America Corp.	130,729	1,840,664	0.63%
Berkshire Hathaway, Inc., Class A *	40	3,864,000	1.32%
JPMorgan Chase & Company	97,611	3,077,675	1.05%
State Street Corp.	11,255	442,659	0.15%
U.S. Bancorp	44,943	1,124,024	0.38%
Wells Fargo & Company	96,984	2,859,088	0.97%
OTHER SECURITIES		30,870,400	10.52%
		44,078,510
Industrial - 10.48%
3M Company	18,203	1,047,401	0.36%
General Electric Company	260,500	4,220,100	1.44%
United Parcel Service, Inc., Class B	26,270	1,449,053	0.49%
United Technologies Corp.	25,125	1,346,700	0.46%
OTHER SECURITIES		$22,701,788	7.73%
		30,765,042

Real Estate - 0.02%		63,344	0.02%
Technology - 9.68%
Apple, Inc. *	23,249	1,984,302	0.68%
Hewlett-Packard Company	64,234	2,331,052	0.80%
Intel Corp.	146,542	2,148,306	0.73%
International Business Machines Corp.	35,307	2,971,437	1.01%
Microsoft Corp.	232,671	4,523,124	1.54%
Oracle Corp. *	133,295	2,363,320	0.81%
OTHER SECURITIES		12,070,563	4.11%
		28,392,104

Utilities - 3.42%		10,044,006	3.42%
TOTAL COMMON STOCKS (Cost $353,156,943)		$277,844,778
PREFERRED STOCKS - 0.00%
Consumer, Non-cyclical - 0.00%		6,426	0.00%
TOTAL PREFERRED STOCKS (Cost $12,845)		$6,426
RIGHTS - 0.00%
Consumer, Non-cyclical - 0.00%		0	0.00%
Diversified - 0.00%		1,502	0.00%
TOTAL RIGHTS (Cost $4,291)		$1,502
SHORT TERM INVESTMENTS - 4.42%
Federal Home Loan Bank Discount Notes
zero coupon, due 02/23/2009	8,000,000	7,999,882	2.73%
John Hancock Cash Investment Trust, 1.2465% (e) (f)	4,976,327	4,976,327	1.69%
TOTAL SHORT TERM INVESTMENTS (Cost $12,976,209)		$12,976,209
REPURCHASE AGREEMENTS - 2.16%
Repurchase Agreement with State Street Corp. dated 12/31/2008 at 0.010% to be repurchased at $6,335,004 on 01/02/2009, collateralized by $4,515,000 U.S. Treasury Bonds, 4.75% due 02/15/2037 (valued at $6,463,674, including interest)	6,335,000	$6,335,000	2.16%
TOTAL REPURCHASE AGREEMENTS (Cost $6,335,000)		$6,335,000
Total Investments (Total Stock Market Index Trust) (Cost $372,485,288) - 101.25%		$297,163,915	101.25%
Liabilities in Excess of Other Assets - (1.25%)		(3,668,460)	(1.25%)
TOTAL NET ASSETS - 100.00%		$293,495,455	100.00%

28

The accompanying notes are an integral part of the financial statements.

Footnotes
Percentages are stated as a percent of net assets.

ADR	- American Depositary Receipts
ADS	- American Depositary Shares
BKNT	- Bank Note
CDO	- Collateralized Debt Obligation
ESOP	- Employee Stock Ownership Program
EMTN	- European Medium Term Note
ETF	- Exchange Traded Fund
EWCO	- European Written Call Option
GDR	- Global Depositary Receipts
GMTN	- Global Medium Term Note
GTD	- Guaranteed
IO	- Interest Only (Carries notional principal amount)
MTN	- Medium Term Note
NIM	- Net Interest Margin
NVDR	- Non Voting Depositary Receipts
OTC	- Over The Counter
PCL	- Public Company Limited
PLC	- Public Limited Company
PIK	- Paid In Kind
PO	- Principal Only
REIT	- Real Estate Investment Trust
REMIC	- Real Estate Mortgage Investment Conduit
SBI	- Shares Beneficial Interest
SADR	- Sponsored American Depositary Receipts
SPDR	- Standard & Poor’s Depositary Receipts
TBA	- To Be Announced
TIPS	- Treasury Inflation Protected Security

*	Non-Income Producing
(a)	The Underlying Fund’s subadviser is shown parenthetically.
(b)	The subadviser is an affiliate of the adviser.
(c)	All or a portion of this security was out on loan
(d)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(e)	The investment is an affiliate of the fund, the adviser and/or the subadviser.
(f)
John Hancock Cash Investment Trust is managed by MFC Global Investment Management (U.S.), LLC, and represents investment of securities lending collateral. The rate shown is the seven-day effective yield at period end.

(g)
144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

29

John Hancock Trust
Statements of Assets and Liabilities — December 31, 2008

Assets	500 Index Trust	500 Index Trust B	Index Allocation Trust		International Equity Index Trust A
Investments in unaffiliated issuers, at value	$3,950,121,186	$683,435,322	—		$216,672,949
Investments in affiliated issuers, at value (Note 2)	75,407,349	6,840,933	—		1,160,731
Investments in affiliated funds, at value (Note 10)	—	—	$354,450,374	[1]	—
Securities loaned, at value (Note 2)	73,985,534	6,732,821	—		1,094,155
Repurchase agreements, at value (Note 2)	19,763,000	5,000,000	—		—
Total investments, at value	4,119,277,069	702,009,076	354,450,374		218,927,835
Cash	1,875	24,741	—		—
Foreign currency, at value	900	—	—		5,719,570
Cash collateral at broker for futures contracts	12,000,000	3,500,000	—		—
Receivable for investments sold	—	—	323,646		37,948
Receivable for forward foreign currency exchange contracts (Note 3)	—	—	—		26,036
Receivable for fund shares sold	676	—	6,050		34,500
Dividends and interest receivable (net of tax)	8,847,661	1,523,198	—		379,867
Receivable for security lending income	2,453	26,050	—		2,954
Receivable for futures variation margin	1,403,760	259,733	—		1,850,211
Receivable due from adviser	—	1,061	2,023		—
Other assets	1,332	154	500		261
Total assets	4,141,535,726	707,344,013	354,782,593		226,979,182

Liabilities
Capital gains tax withholding	—	—	—		1,636
Payable for investments purchased	6,249,088	1,074,359	6,052		7,969
Payable for forward foreign currency exchange contracts (Note 3)	—	—	—		93,663
Payable for fund shares repurchased	4,818,022	1,692,110	319,859		380,036
Payable upon return of securities loaned (Note 2)	75,407,349	6,840,933	—		1,160,731
Payable to affiliates
Fund administration expenses	106,407	23,159	11,238		6,940
Trustees’ fees	1,703	1,149	354		1,467
Other payables and accrued expenses	168,512	104,008	59,730		53,908
Total liabilities	86,751,081	9,735,718	397,233		1,706,350

Net assets
Capital paid-in	$4,574,542,604	$953,932,445	$468,449,982		$323,296,373
Undistributed net investment income (loss)	15,961,290	3,731,424	33,461		960,762
Accumulated undistributed net realized gain (loss) on investments	(64,059,085)	(58,405,592)	1,679,428		(7,266,811)
Net unrealized appreciation (depreciation) on investments	(471,660,164)	(201,649,982)	(115,777,511)		(91,717,492)[2]
Net assets	$4,054,784,645	$697,608,295	$354,385,360		$225,272,832
Investments in unaffiliated issuers, including repurchase agreements, at cost	$4,516,959,038	$897,036,923	—		$309,684,457
Investments in affiliated issuers, at cost	$75,407,349	$6,840,933	$470,227,885		$1,160,731
Foreign currency, at cost	$1,093	—	—		$5,809,494

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the series.

Series I
Net assets	$795,300,862	—	$80,543		$159,376,887
Shares outstanding	101,118,516	—	8,325		13,347,373
Net asset value, offering price and redemption price per share	$7.87	—	$9.67		$11.94
Series II
Net assets	$49,211,655	—	$353,903,853		$14,978,367
Shares outstanding	6,276,700	—	36,468,325		1,253,685
Net asset value, offering price and redemption price per share	$7.84	—	$9.70		$11.95
Series NAV
Net assets	$3,210,272,128	$697,608,295	$400,964		$50,917,578
Shares outstanding	414,028,083	62,045,805	41,446		4,272,951
Net asset value, offering price and redemption price per share	$7.75	$11.24	$9.67		$11.92

1	See Note 10.
2	Net of deferred India foreign withholding taxes of $1,636.

30

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Assets and Liabilities — December 31, 2008

International Equity Index Trust B	Mid Cap Index Trust	Small Cap Index Trust	Total Bond Market Trust A	Total Bond Market Trust B	Total Stock Market Index Trust
$294,256,434	$608,071,255	$242,464,479	$612,768,643	$158,622,865	$280,927,559
2,324,483	68,408,842	31,418,006	69,595,854	—	4,976,327
—	—	—	—	—	—
2,219,826	68,336,112	31,380,291	67,970,958	—	4,925,029
—	10,000,000	9,780,000	4,615,000	1,555,000	6,335,000
298,800,743	754,816,209	315,042,776	754,950,455	160,177,865	297,163,915
32	96,171	359,473	709	644	25,906
5,352,145	—	—	—	—	233
—	4,650,000	2,200,000	—	—	2,050,000
54,495	8,661,480	695,528	—	—	51,311
33,907	—	—	—	—	—
—	—	106,594	125,110	—	103,957
564,068	989,315	428,220	4,522,531	1,666,071	557,024
4,164	146,827	94,813	121,817	1,627	20,223
2,851,206	600,560	327,470	—	—	248,075
911	—	—	—	3,522	—
204	1,767	69	194	63	—
307,661,875	769,962,329	319,254,943	759,720,816	161,849,792	300,220,644

1,769	—	—	—	—	—
11,568	3,621,298	—	—	—	—
118,926	—	—	—	—	—
712,424	650,162	697,292	322,113	251,770	1,681,866
2,324,483	68,408,842	31,418,006	69,595,854	—	4,976,327

9,354	19,424	8,008	24,092	5,608	9,647
606	417	366	174	217	533
54,251	68,341	55,199	48,633	45,192	56,816
3,233,381	72,768,484	32,178,871	69,990,866	302,787	6,725,189

$416,898,109	$976,511,218	$386,882,205	$661,104,402	$159,712,169	$380,268,609
1,143,721	1,901,577	600,184	5,788	1,317,133	1,181,954
(4,616,684)	668,516	(10,614,297)	8,131,251	(3,755,035)	(12,984,015)
(108,996,652)[1]	(281,887,466)	(89,792,020)	20,488,509	4,272,738	(74,971,093)
$304,428,494	$697,193,845	$287,076,072	$689,729,950	$161,547,005	$293,495,455

$405,572,642	$969,479,649	$374,073,374	$664,866,092	$155,905,127	$367,508,961
$2,324,483	$68,408,842	$31,418,006	$69,595,854	—	$4,976,327
$5,560,020	—	—	—	—	$226

—	$239,881,610	$135,177,429	$37,046,120	—	$181,965,858
—	22,478,986	14,761,419	2,773,794	—	22,822,808
—	$10.67	$9.16	$13.36	—	$7.97

—	$67,846,085	$58,872,693	$1,305,716	—	$43,740,069
—	6,371,022	6,444,284	97,507	—	5,498,395
—	$10.65	$9.14	$13.39	—	$7.96

$304,428,494	$389,466,150	$93,025,950	$651,378,114	$161,547,005	$67,789,528
27,268,338	36,502,511	10,156,406	48,692,476	16,366,580	8,505,477
$11.16	$10.67	$9.16	$13.38	$9.87	$7.97

1	Net of deferred India foreign withholding taxes of $1,769.

31

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Operations — December 31, 2008

Investment income	500 Index Trust	500 Index Trust B	Index Allocation Trust[1]	International Equity Index Trust A
Dividends	$51,610,863	$21,741,394	—	$11,863,732
Interest	668,599	348,913	—	135,447
Income distributions received from affiliated underlying funds	—	—	$5,561,752	—
Securities lending	315,685	170,818	—	214,704
Income from affiliated issuers	49,112	28,088	—	61,550
Less foreign taxes withheld	(14)	(14)	—	(1,029,542)
Total investment income	52,644,245	22,289,199	5,561,752	11,245,891

Expenses
Investment management fees (Note 6)	9,727,933	4,503,563	175,891	1,696,599
Series I distribution and service fees (Note 6)	536,640	—	31	120,863
Series II distribution and service fees (Note 6)	178,118	—	878,955	62,692
Fund administration fees (Note 6)	347,301	155,351	57,333	46,650
Audit and legal fees	54,196	48,526	37,872	30,354
Printing and postage fees (Note 6)	214,132	99,918	39,314	14,270
Custodian fees	11,696	25,771	11,250	6,454
Trustees’ fees (Note 7)	41,314	21,037	8,885	6,694
Registration and filing fees	32,780	17,335	5,926	6,183
Miscellaneous	11,873	6,700	1,094	3,229
Total expenses	11,155,983	4,878,201	1,216,551	1,993,988
Less: expense reductions (Note 6)	(32,914)	(2,454,855)	(266,836)	(6,113)
Net expenses	11,123,069	2,423,346	949,715	1,987,875
Net investment income (loss)	41,521,176	19,865,853	4,612,037	9,258,016

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments in unaffiliated issuers	(36,071,881)	(15,738,769)	—	(651,341)
Investments in affiliated underlying funds	—	—	196,764	—
Capital gain distributions received from affiliated underlying funds	—	—	1,826,509	—
Futures contracts	(2,977,744)	(7,511,003)	—	(6,400,228)
Foreign currency transactions	1,251	(540)	—	(1,077,512)
	(39,048,374)	(23,250,312)	2,023,273	(8,129,081)

Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	(763,392,684)	(417,962,353)	—	(177,903,840)[2]
Investments in affiliated underlying funds	—	—	(114,261,814)	—
Futures contracts	1,941,755	781,486	—	193,181
Foreign currency transactions	(192)	—	—	(194,240)
	(761,451,121)	(417,180,867)	(114,261,814)	(177,904,899)
Net realized and unrealized gain (loss)	(800,499,495)	(440,431,179)	(112,238,541)	(186,033,980)
Increase (decrease) in net assets from operations	($758,978,319)	($420,565,326)	($107,626,504)	($176,775,964)

1	Series I and Series NAV shares began operations on 4-28-08.
2	Net of $1,636 increase in deferred India foreign withholding taxes.

32

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Operations — December 31, 2008

International Equity Index Trust B	Mid Cap Index Trust	Small Cap Index Trust	Total Bond Market Trust A	Total Bond Market Trust B	Total Stock Market Index Trust
$16,420,933	$10,841,359	$4,396,442	—	—	$7,962,447
96,946	355,036	297,938	$11,220,644	$8,791,551	192,840
—	—	—	—	—	—
330,499	1,112,117	1,384,575	224,716	12,675	305,028
96,835	241,842	393,685	—	—	80,004
(1,430,422)	—	(2,494)	(1,386)	—	(1,579)
15,514,791	12,550,354	6,470,146	11,443,974	8,804,226	8,538,740

2,357,150	3,502,855	1,635,702	1,157,146	777,486	1,925,889
—	167,941	87,102	26,966	—	113,703
—	237,128	208,349	2,024	—	161,579
70,286	118,768	53,376	46,942	27,114	63,598
35,416	30,426	32,841	45,867	45,356	35,947
46,492	53,592	39,345	18,835	17,407	43,155
11,780	13,602	11,875	12,052	12,552	12,358
10,801	15,169	7,451	6,218	5,442	9,889
7,909	13,493	6,431	4,471	3,291	7,485
3,756	9,517	12,239	1,200	9,464	3,521
2,543,590	4,162,491	2,094,711	1,321,721	898,112	2,377,124
(1,041,719)	(13,685)	(8,730)	(2,960)	(475,672)	(7,414)
1,501,871	4,148,806	2,085,981	1,318,761	422,440	2,369,710
14,012,920	8,401,548	4,384,165	10,125,213	8,381,786	6,169,030

3,649,047	12,308,098	(2,099,788)	9,717,876	(303,988)	(2,642,897)
—	—	—	—	—	—
—	—	—	—	—	—
(7,825,663)	(10,715,329)	(8,248,921)	—	—	(5,883,432)
(1,044,635)	—	66	—	—	(193)
(5,221,251)	1,592,769	(10,348,643)	9,717,876	(303,988)	(8,526,522)

(254,625,499)[1]	(310,691,182)	(124,876,595)	17,780,782	1,169,454	(173,587,617)
—	—	—	—	—	—
208,182	1,357,218	780,060	—	—	496,588
(311,876)	—	—	—	—	(24)
(254,729,193)	(309,333,964)	(124,096,535)	17,780,782	1,169,454	(173,091,053)
(259,950,444)	(307,741,195)	(134,445,178)	27,498,658	865,466	(181,617,575)
($245,937,524)	($299,339,647)	($130,061,013)	$37,623,871	$9,247,252	($175,448,545)

1	Net of $1,769 increase in deferred India foreign withholding taxes.

33

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Changes in Net Assets

	500 Index Trust		500 Index Trust B		Index Allocation Trust
Increase (decrease) in net assets	Year ended 12/31/08	Year ended 12/31/07	Year ended 12/31/08	Year ended 12/31/07	Year ended 12/31/08[1]	Year ended 12/31/07
From operations
Net investment income (loss)	$41,521,176	$22,610,743	$19,865,853	$21,297,338	$4,612,037	$7,638,057
Net realized gain (loss)	(39,048,374)	17,105,998	(23,250,312)	30,737,348	2,023,273	9,513,952
Change in net unrealized appreciation (depreciation)	(761,451,121)	28,180,077	(417,180,867)	7,708,832	(114,261,814)	(6,840,688)
Increase (decrease) in net assets resulting from operations	(758,978,319)	67,896,818	(420,565,326)	59,743,518	(107,626,504)	10,311,321

Distributions to shareholders
From net investment income
Series I	(7,682,386)	(30,697,127)	—	—	(1,256)	—
Series II	(329,636)	(1,998,423)	—	—	(4,571,166)	(7,638,546)
Series NAV	(22,522,194)	(4,575,609)	(20,630,815)	(35,684,352)	(6,154)	—
From net realized gain
Series I	—	—	—	—	(73)	—
Series II	—	—	—	—	(456,439)	(9,379,698)
Series NAV	—	—	(6,271,754)	—	(350)	—
Total distributions	(30,534,216)	(37,271,159)	(26,902,569)	(35,684,352)	(5,035,438)	(17,018,244)
From Fund share transactions (Note 8)	3,062,470,732	276,013,246	(69,817,679)	30,375,424	129,709,379	234,557,215
Total increase (decrease)	2,272,958,197	306,638,905	(517,285,574)	54,434,590	17,047,437	227,850,292

Net assets
Beginning of year	1,781,826,448	1,475,187,543	1,214,893,869	1,160,459,279	337,337,923	109,487,631
End of year	$4,054,784,645	$1,781,826,448	$697,608,295	$1,214,893,869	$354,385,360	$337,337,923
Undistributed net investment income (loss)	$15,961,290	$4,973,079	$3,731,424	$4,497,074	$33,461	—

	International Equity Index Trust A		International Equity Index Trust B		Mid Cap Index Trust
Increase (decrease) in net assets	Year ended 12/31/08	Year ended 12/31/07	Year ended 12/31/08	Year ended 12/31/07	Year ended 12/31/08	Year ended 12/31/07
From operations
Net investment income (loss)	$9,258,016	$7,683,799	$14,012,920	$12,792,429	$8,401,548	$10,684,759
Net realized gain (loss)	(8,129,081)	14,822,257	(5,221,251)	15,288,850	1,592,769	121,680,492
Change in net unrealized appreciation (depreciation)	(177,904,899)	24,402,864	(254,729,193)	43,581,836	(309,333,964)	(47,646,830)
Increase (decrease) in net assets resulting from operations	(176,775,964)	46,908,920	(245,937,524)	71,663,115	(299,339,647)	84,718,421

Distributions to shareholders
From net investment income
Series I	(5,221,019)	(10,722,918)	—	—	(3,281,071)	(5,564,371)
Series II	(430,970)	(1,294,452)	—	—	(659,211)	(994,317)
Series NAV	(1,640,353)	(1,475,325)	(12,394,564)	(25,146,240)	(4,828,233)	(7,391,171)
From net realized gain
Series I	(1,972,848)	(13,164,909)	—	—	(8,748,781)	(52,281,644)
Series II	(206,534)	(1,675,113)	—	—	(2,242,186)	(13,073,083)
Series NAV	(369,044)	(1,920,451)	(4,171,068)	(47,175,353)	(7,634,755)	(60,117,867)
Total distributions	(9,840,768)	(30,253,168)	(16,565,632)	(72,321,593)	(27,394,237)	(139,422,453)
From Fund share transactions (Note 8)	25,887,782	69,802,535	16,762,197	126,119,144	94,784,209	(77,139,178)
Total increase (decrease)	(160,728,950)	86,458,287	(245,740,959)	125,460,666	(231,949,675)	(131,843,210)

Net assets
Beginning of year	386,001,782	299,543,495	550,169,453	424,708,787	929,143,520	1,060,986,730
End of year	$225,272,832	$386,001,782	$304,428,494	$550,169,453	$697,193,845	$929,143,520
Undistributed net investment income (loss)	$960,762	$46,968	$1,143,721	$466,130	$1,901,577	$2,268,679

1	Series I and Series NAV began operations on 4-28-08.

34

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Changes in Net Assets

	Small Cap Index Trust		Total Bond Market Trust A
Increase (decrease) in net assets	Year ended 12/31/08	Year ended 12/31/07	Year ended 12/31/08	Year ended 12/31/07
From operations
Net investment income (loss)	$4,384,165	$4,649,505	$10,125,213	$6,197,031
Net realized gain (loss)	(10,348,643)	31,730,352	9,717,876	533,645
Change in net unrealized appreciation (depreciation)	(124,096,535)	(43,322,650)	17,780,782	2,400,841
Increase (decrease) in net assets resulting from operations	(130,061,013)	(6,942,793)	37,623,871	9,131,517

Distributions to shareholders
From net investment income
Series I	(2,350,128)	(3,882,233)	(532,644)	(2,506,831)
Series II	(853,587)	(1,136,240)	(17,229)	(15,357)
Series NAV	(1,515,263)	(2,386,563)	(10,087,737)	(3,994,292)
From net realized gain
Series I	(1,750,555)	(29,924,734)	(136,367)	—
Series II	(881,115)	(10,752,130)	(2,373)	—
Series NAV	(742,709)	(17,714,529)	(752,131)	—
Total distributions	(8,093,357)	(65,796,429)	(11,528,481)	(6,516,480)
From Fund share transactions (Note 8)	24,143,192	4,471,076	497,493,252	77,756,203
Total increase (decrease)	(114,011,178)	(68,268,146)	523,588,642	80,371,240

Net assets
Beginning of year	401,087,250	469,355,396	166,141,308	85,770,068
End of year	$287,076,072	$401,087,250	$689,729,950	$166,141,308
Undistributed net investment income (loss)	$600,184	$975,436	$5,788	$8,031

	Total Bond Market Trust B		Total Stock Market Index Trust
Increase (decrease) in net assets	Year ended 12/31/08	Year ended 12/31/07	Year ended 12/31/08	Year ended 12/31/07
From operations
Net investment income (loss)	$8,381,786	$8,392,027	$6,169,030	$6,438,555
Net realized gain (loss)	(303,988)	(484,244)	(8,526,522)	15,244,085
Change in net unrealized appreciation (depreciation)	1,169,454	3,432,824	(173,091,053)	330,719
Increase (decrease) in net assets resulting from operations	9,247,252	11,340,607	(175,448,545)	22,013,359

Distributions to shareholders
From net investment income
Series I	—	—	(3,913,395)	(5,731,637)
Series II	—	—	(834,719)	(1,135,992)
Series NAV	(8,410,151)	(16,441,467)	(1,610,003)	(3,418,287)
From net realized gain
Series I	—	—	(405,403)	(10,004,739)
Series II	—	—	(122,563)	(2,854,147)
Series NAV	—	—	(194,326)	(5,495,471)
Total distributions	(8,410,151)	(16,441,467)	(7,080,409)	(28,640,273)
From Fund share transactions (Note 8)	(7,937,019)	11,457,338	(10,539,769)	58,081,733
Total increase (decrease)	(7,099,918)	6,356,478	(193,068,723)	51,454,819

Net assets
Beginning of year	168,646,923	162,290,445	486,564,178	435,109,359
End of year	$161,547,005	$168,646,923	$293,495,455	$486,564,178
Undistributed net investment income (loss)	$1,317,133	$947,749	$1,181,954	$1,409,885

35

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights

Per share operating performance for a share outstanding throughout the period													Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions							Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Ratio of gross expenses to average net assets (%)		Ratio of net expenses to average net assets (%)		Ratio of net investment income (loss) to average net assets (%)		Net assets, end of period (in millions)		Portfolio turnover (%)
500 Index Trust
SERIES I
12-31-2008	12.64	0.19	[1]	(4.88)	(4.69)	(0.08)	—	—	(0.08)	7.87	(37.21	)[2],[3]	0.54	[4]	0.54		1.78		795		4
12-31-2007	12.33	0.18	[1]	0.42	0.60	(0.29)	—	—	(0.29)	12.64	4.90	[2],[3]	0.54	[4]	0.54		1.44		1,317		5
12-31-2006	10.80	0.16	[1]	1.48	1.64	(0.11)	—	—	(0.11)	12.33	15.26	[2],[3]	0.54	[4]	0.54		1.44		1,323		15
12-31-2005	10.52	0.14	[1]	0.30	0.44	(0.16)	—	—	(0.16)	10.80	4.29	[2]	0.56		0.56		1.31		1,097		11
12-31-2004	9.63	0.14	[1]	0.84	0.98	(0.09)	—	—	(0.09)	10.52	10.26	[2]	0.56		0.56		1.47		1,115		4
SERIES II
12-31-2008	12.59	0.17	[1]	(4.87)	(4.70)	(0.05)	—	—	(0.05)	7.84	(37.40	)[2],[3]	0.74	[4]	0.74		1.57		49		4
12-31-2007	12.26	0.16	[1]	0.41	0.57	(0.24)	—	—	(0.24)	12.59	4.73	[2],[3]	0.74	[4]	0.74		1.24		95		5
12-31-2006	10.74	0.14	[1]	1.47	1.61	(0.09)	—	—	(0.09)	12.26	15.06	[2],[3]	0.74	[4]	0.74		1.23		114		15
12-31-2005	10.46	0.11	[1]	0.31	0.42	(0.14)	—	—	(0.14)	10.74	4.12	[2]	0.76		0.76		1.11		129		11
12-31-2004	9.59	0.13	[1]	0.82	0.95	(0.08)	—	—	(0.08)	10.46	10.00	[2]	0.76		0.76		1.29		146		4
SERIES NAV
12-31-2008	12.47	0.20	[1]	(4.84)	(4.64)	(0.08)	—	—	(0.08)	7.75	(37.26	)[2],[3]	0.49	[4]	0.49		2.22		3,210		4
12-31-2007	12.16	0.19	[1]	0.42	0.61	(0.30)	—	—	(0.30)	12.47	5.03	[2],[3]	0.49	[4]	0.49		1.53		370		5
12-31-2006	10.80	0.15	[1]	1.32	1.47	(0.11)	—	—	(0.11)	12.16	13.70	[2],[3]	0.52	[4]	0.51		1.35		38		15
12-31-2005	10.28	0.03	[1]	0.49	0.52	—	—	—	—	10.80	5.06	[5]	0.52	[6]	0.52	[6]	1.80	[6]	256		11
1. Based on the average of the shares outstanding. 2. Assumes dividend reinvestment. 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Does not take into consideration expense reductions during the periods shown. 5. Not annualized. 6. Annualized.

500 Index Trust B
SERIES NAV
12-31-2008	18.51	0.32	[1]	(7.15)	(6.83)	(0.34)	(0.10)	—	(0.44)	11.24	(37.19	)[2],[3]	0.50	[4]	0.25		2.05		698		7
12-31-2007	18.13	0.32	[1]	0.62	0.94	(0.56)	—	—	(0.56)	18.51	5.25	[2],[3]	0.49	[4]	0.25		1.72		1,215		13
12-31-2006	15.87	0.29	[1]	2.16	2.45	(0.19)	—	—	(0.19)	18.13	15.56	[2],[3],[5]	0.49	[4]	0.25		1.72		1,160		6
12-31-2005[6]	15.42	0.25	[1]	0.46	0.71	(0.07)	(0.19)	—	(0.26)	15.87	4.65	[2],[3]	0.43	[4]	0.24		1.65		1,110		13	[7]
12-31-2004[8]	14.18	0.27		1.23	1.50	(0.26)	—	—	(0.26)	15.42	10.70	[2]	0.22		0.22		1.85		842		14
1. Based on the average of the shares outstanding. 2. Assumes dividend reinvestment. 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Does not take into consideration expense reductions during the periods shown. 5. John Hancock Life Insurance Company made a voluntary payment to the portfolio. Excluding this payment, the impact on total return would have been less than 0.01%. 6. Effective 4-29-05, shareholders of the former John Hancock Variable Series Trust l (“VST”) Equity Index Fund Series I became owners of an equal number of full and fractional Series NAV shares of the 500 Index Trust B. Additionally, the accounting and performance history of the former VST Equity Index Fund Series I was redesignated as that of Series NAV shares of 500 Index Trust B. 7. Excludes merger activity. 8. Audited by previous Independent Registered Public Accounting Firm.

Index Allocation Trust
SERIES I
12-31-2008[1]	13.09	0.14	[2],[3]	(3.40)	(3.26)	(0.15)	(0.01)	—	(0.16)	9.67	(24.84	)[4],[5],[6]	0.15	[7],[8],[9]	0.07	[7,9,10]	1.79	[3],[9]	—	[12]	5	[6]
SERIES II
12-31-2008	13.39	0.15	[2],[3]	(3.70)	(3.55)	(0.13)	(0.01)	—	(0.14)	9.70	(26.47	)[4],[5]	0.35	[7,8]	0.27	[7,10]	1.31	[3]	354		5
12-31-2007	13.37	0.45	[2],[3]	0.42	0.87	(0.43)	(0.42)	—	(0.85)	13.39	6.55	[4],[5]	0.33	[7,8]	0.27	[7]	3.23	[3]	337		2
12-31-2006[11]	12.50	0.28	[2],[3]	0.89	1.17	(0.19)	(0.10)	(0.01)	(0.30)	13.37	9.50	[4],[5],[6]	0.39	[7,8,9]	0.27	[7,9]	2.41	[3],[9]	109		3	[6]
SERIES NAV
12-31-2008[1]	13.09	0.27	[2],[3]	(3.52)	(3.25)	(0.16)	(0.01)	—	(0.17)	9.67	(24.82	)[4],[5],[6]	0.10	[7,8,9]	0.02	[7,9,10]	3.85	[3],[9]	—	[12]	5	[6]
1. Series I and Series NAV shares began operations on 4-28-08. 2. Based on the average of the shares outstanding. 3. Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests. 4. Assumes dividend reinvestment. 5. Total returns would have been lower had certain expenses not been reduced during the periods shown. 6. Not annualized. 7. Does not include expenses of the underlying affiliated funds in which the Portfolio invests. 8. Does not take into consideration expense reductions during the periods shown. 9. Annualized. 10. Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Portfolio. The range of expense ratios of the underlying funds held by the Portfolios was as follows:

Period ended	Index Allocation
12/31/2008	0.49% – 0.57%
12/31/2007	0.49% – 0.55%

11. Series II shares began operations on 2-10-06. 12. Less than $500,000.

36

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights

Per share operating performance for a share outstanding throughout the period														Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions								Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)		Total return (%)		Ratio of gross expenses to average net assets (%)		Ratio of net expenses to average net assets (%)		Ratio of net investment income (loss) to average net assets (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
International Equity Index Trust A
SERIES I
12-31-2008	22.38	0.53[1]		(10.42)	(9.89)	(0.40)	(0.15)	—	(0.55)	11.94		(44.52)[2,3]		0.62	[4]	0.62		2.93		159	9
12-31-2007	21.18	0.51[1]		2.65	3.16	(0.89)	(1.07)	—	(1.96)	22.38[5]		15.37	[2,3,5]	0.61	[4]	0.60		2.23		300	14
12-31-2006	17.09	0.42[1]		3.97	4.39	(0.15)	(0.15)	—	(0.30)	21.18		25.93	[2,3]	0.60	[4]	0.60		2.24		239	9
12-31-2005[6,7]	14.42	0.19[1]		2.48	2.67	—	—	—	—	17.09		18.52	[3,8]	0.79	[4,9]	0.64	[9]	1.78	[9]	121	7	[8]
4-29-2005[7,13]	16.33	0.14[1]		(0.46)	(0.32)	(0.15)	(1.44)	—	(1.59)	14.42		(1.97)[8]		0.64	[9]	0.64	[9]	2.71	[9]	90	9	[8]
12-31-2004[10,11]	13.89	0.13		2.41	2.54	(0.10)	—	—	(0.10)	16.33		18.45	[2,8]	0.72	[9]	0.72	[9]	1.40	[9]	77	20	[8,12]
SERIES II
12-31-2008	22.36	0.50[1]		(10.41)	(9.91)	(0.35)	(0.15)	—	(0.50)	11.95		(44.62)[2,3]		0.82	[4]	0.82		2.74		15	9
12-31-2007	21.14	0.46[1]		2.64	3.10	(0.81)	(1.07)	—	(1.88)	22.36[5]		15.11	[2,3,5]	0.81	[4]	0.80		2.04		35	14
12-31-2006	17.06	0.40[1]		3.95	4.35	(0.12)	(0.15)	—	(0.27)	21.14		25.70	[2,3]	0.80	[4]	0.80		2.11		44	9
12-31-2005[6,7]	14.41	0.17[1]		2.48	2.65	—	—	—	—	17.06		18.39	[3,8]	0.98	[4,9]	0.84	[9]	1.59	[9]	34	7	[8]
4-29-2005[7,13]	16.31	0.13[1]		(0.46)	(0.33)	(0.13)	(1.44)	—	(1.57)	14.41		(2.03)[8]		0.84	[9]	0.84	[9]	2.46	[9]	27	9	[8]
12-31-2004[10,11]	13.89	0.12		2.40	2.52	(0.10)	—	—	(0.10)	16.31		18.29	[2,8]	0.91	[9]	0.91	[9]	1.04	[9]	26	20	[8,12]
SERIES NAV
12-31-2008	22.35	0.50[1]		(10.37)	(9.87)	(0.41)	(0.15)	—	(0.56)	11.92		(44.48)[2,3]		0.57	[4]	0.57		2.89		51	9
12-31-2007	21.16	0.51[1]		2.66	3.17	(0.91)	(1.07)	—	(1.98)	22.35[5]		15.43	[2,3,5]	0.56	[4]	0.55		2.24		51	14
12-31-2006[11]	17.95	0.32[1]		3.20	3.52	(0.16)	(0.15)	—	(0.31)	21.16		19.83	[2,3,8]	0.55	[4,9]	0.55	[9]	1.84	[9]	16	9	[8]
1. Based on the average of the shares outstanding. 2. Assumes dividend reinvestment. 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Does not take into consideration expense reductions during the periods shown. 5. Payments from Affiliates increased the end of period net asset value by less than $0.01 for Series I and Series II and by $0.01 per share for Series NAV and the total return by less than 0.01% for Series I and Series II and by 0.05% for Series NAV. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $22.38, $22.36 and $22.34 and 15.37%, 15.11% and 15.38% for Series I, Series II and Series NAV, respectively. 6. Period from 4-30-05 to 12-31-05. 7. Period from 1-1-05 to 4-29-05. 8. Not annualized. 9. Annualized. 10. Audited by previous Independent Registered Public Accounting Firm. 11. Series I, Series II and Series NAV shares began operations on 5-3-04, 5-3-04 and 2-10-06, respectively. 12. Excludes merger activity. 13. Effective after the close of business on 4-29-05, International Equity Index, formerly a series of the John Hancock Variable Series Trust, reorganized into a separate portfolio of John Hancock Trust: International Equity Index A.

International Equity Index Trust B
SERIES NAV
12-31-2008	21.05	0.54	[1]	(9.79)	(9.25)	(0.48)	(0.16)	—	(0.64)	11.16		(44.36	)[4],[5]	0.58	[6]	0.34		3.18		304	12
12-31-2007	21.28	0.54	[1]	2.58	3.12	(1.13)	(2.22)	—	(3.35)	21.05		15.76	[4],[5]	0.57	[6]	0.34		2.51		550	9
12-31-2006	16.99	0.47	[1]	4.14	4.61	(0.16)	(0.16)	—	(0.32)	21.28		27.41	[4],[5],[7]	0.57	[6]	0.34		2.48		425	20
12-31-2005[2]	16.25	0.33	[1]	2.05	2.38	(0.20)	(1.44)	—	(1.64)	16.99		16.56	[4],[5]	0.61	[6]	0.34		2.56		418	9
12-31-2004[3]	13.82	0.31		2.44	2.75	(0.32)	—	—	(0.32)	16.25		20.24	[4],[5]	0.38	[6]	0.30		2.13		200	20
1. Based on the average of the shares outstanding. 2. The financial highlights for the year ended 12-31-2005 take into consideration the effect of the merger of the former VST International Equity Index Series NAV on 4-29-05. 3. Audited by previous Independent Registered Public Accounting Firm. 4. Assumes dividend reinvestment. 5. Total returns would have been lower had certain expenses not been reduced during the periods shown. 6. Does not take into consideration expense reductions during the periods shown. 7. John Hancock Life Insurance Company made a voluntary payment to the portfolio of $2,611,555. Excluding this payment, the total return would have been 26.63%.

Mid Cap Index Trust
SERIES I
12-31-2008	17.42	0.16	[1]	(6.36)	(6.20)	(0.15)	(0.40)	—	(0.55)	10.67		(36.45	)[2],[3]	0.55	[4]	0.55		1.10		240	41
12-31-2007	18.84	0.20	[1],[5]	1.22	1.42	(0.27)	(2.57)	—	(2.84)	17.42	[6]	7.57	[2],[3],[6]	0.55	[4]	0.54		0.99	[5]	397	29
12-31-2006	18.05	0.20	[1]	1.53	1.73	(0.12)	(0.82)	—	(0.94)	18.84		9.72	[2],[3]	0.57	[4]	0.57		1.09		377	15	[7]
12-31-2005	16.78	0.16	[1]	1.77	1.93	(0.09)	(0.57)	—	(0.66)	18.05		12.02	[2]	0.57		0.57		0.95		220	19
12-31-2004	14.56	0.09	[1]	2.21	2.30	(0.06)	(0.02)	—	(0.08)	16.78		15.83	[2]	0.57		0.57		0.63		187	16
SERIES II
12-31-2008	17.36	0.14	[1]	(6.34)	(6.20)	(0.11)	(0.40)	—	(0.51)	10.65		(36.56	)[2],[3]	0.75	[4]	0.75		0.91		68	41
12-31-2007	18.75	0.15	[1],[5]	1.23	1.38	(0.20)	(2.57)	—	(2.77)	17.36	[6]	7.39	[2],[3],[6]	0.75	[4]	0.74		0.73	[5]	103	29
12-31-2006	17.98	0.16	[1]	1.51	1.67	(0.08)	(0.82)	—	(0.90)	18.75		9.44	[2],[3]	0.77	[4]	0.77		0.86		81	15	[7]
12-31-2005	16.72	0.13	[1]	1.76	1.89	(0.06)	(0.57)	—	(0.63)	17.98		11.79	[2]	0.77		0.77		0.74		63	19
12-31-2004	14.52	0.06	[1]	2.21	2.27	(0.05)	(0.02)	—	(0.07)	16.72		15.65	[2]	0.77		0.77		0.43		59	16

37

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights

Per share operating performance for a share outstanding throughout the period														Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions								Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)		Total return (%)		Ratio of gross expenses to average net assets (%)		Ratio of net expenses to average net assets (%)		Ratio of net investment income (loss) to average net assets (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
Mid Cap Index Trust (continued)
SERIES NAV
12-31-2008	17.42	0.18	[1]	(6.37)	(6.19)	(0.16)	(0.40)	—	(0.56)	10.67		(36.39	)[2],[3]	0.50	[4]	0.50		1.23		389	41
12-31-2007	18.85	0.22	[1],[5]	1.21	1.43	(0.29)	(2.57)	—	(2.86)	17.42	[6]	7.61	[2],[3],[6]	0.50	[4]	0.49		1.08	[5]	430	29
12-31-2006	18.06	0.22	[1]	1.51	1.73	(0.12)	(0.82)	—	(0.94)	18.85		9.74	[2],[3]	0.52	[4]	0.52		1.21		603	15	[7]
12-31-2005[8]	15.40	0.12	[1]	2.54	2.66	—	—	—	—	18.06		17.27	[9]	0.54	[1][0]	0.54	[1][0]	1.01	[1][0]	74	19
1. Based on the average of the shares outstanding. 2. Assumes dividend reinvestment. 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Does not take into consideration expense reductions during the periods shown. 5. Net investment income/loss per share and ratio of net investment income/loss to average net assets reflects special dividends received by the Portfolio which amounted to the following amounts:

Portfolio	Series	Per share	Percentage of average net assets
Mid Cap Index	I	$0.04	0.21%
	II	$0.04	0.16%
	NAV	$0.05	0.25%

6. Payments from Affiliates increased the end of period net asset value by less than $0.01 for Series II and Series NAV and by $0.01 per share for Series I and the total return by less than 0.01% for Series II and Series NAV and by 0.05% for Series I. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $17.42, $17.36 and $17.42 and 7.57%, 7.39% and 7.61% for Series I, Series II and Series NAV, respectively. 7. Excludes merger activity. 8. Series NAV shares began operations on 4-29-05. 9. Not annualized. 10. Annualized.

Per share operating performance for a share outstanding throughout the period													Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions							Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Ratio of gross expenses to average net assets (%)		Ratio of net expenses to average net assets (%)		Ratio of net investment income (loss) to average net assets (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
Small Cap Index Trust
SERIES I
12-31-2008	14.19	0.16	[1]	(4.90)	(4.74)	(0.17)	(0.12)	—	(0.29)	9.16	(33.71	)[2],[3]	0.58	[4]	0.58		1.33		135	41
12-31-2007	16.97	0.18	[1]	(0.49)	(0.31)	(0.28)	(2.19)	—	(2.47)	14.19	(2.16	)[2],[3]	0.56	[4]	0.56		1.07		209	15
12-31-2006	14.89	0.16	[1]	2.43	2.59	(0.08)	(0.43)	—	(0.51)	16.97	17.61	[2],[3],[5]	0.57	[4]	0.57		1.00		239	27
12-31-2005	14.97	0.11	[1]	0.41	0.52	(0.08)	(0.52)	—	(0.60)	14.89	3.89	[2]	0.57		0.57		0.76		189	29
12-31-2004	12.80	0.09	[1]	2.12	2.21	(0.04)	—	—	(0.04)	14.97	17.33	[2]	0.57		0.57		0.69		179	26
SERIES II
12-31-2008	14.14	0.13	[1]	(4.87)	(4.74)	(0.14)	(0.12)	—	(0.26)	9.14	(33.83	)[2],[3]	0.78	[4]	0.78		1.11		59	41
12-31-2007	16.89	0.15	[1]	(0.49)	(0.34)	(0.22)	(2.19)	—	(2.41)	14.14	(2.35	)[2],[3]	0.76	[4]	0.76		0.95		108	15
12-31-2006	14.83	0.12	[1]	2.42	2.54	(0.05)	(0.43)	—	(0.48)	16.89	17.35	[2],[3],[5]	0.77	[4]	0.77		0.78		51	27
12-31-2005	14.91	0.08	[1]	0.41	0.49	(0.05)	(0.52)	—	(0.57)	14.83	3.70	[2]	0.77		0.77		0.55		52	29
12-31-2004	12.76	0.07	[1]	2.11	2.18	(0.03)	—	—	(0.03)	14.91	17.13	[2]	0.77		0.77		0.49		54	26
SERIES NAV
12-31-2008	14.20	0.17	[1]	(4.92)	(4.75)	(0.17)	(0.12)	—	(0.29)	9.16	(33.70	)[2],[3]	0.53	[4]	0.53		1.44		93	41
12-31-2007	16.98	0.17	[1]	(0.46)	(0.29)	(0.30)	(2.19)	—	(2.49)	14.20	(2.07	)[2],[3]	0.51	[4]	0.51		1.03		84	15
12-31-2006	14.90	0.17	[1]	2.43	2.60	(0.09)	(0.43)	—	(0.52)	16.98	17.64	[2],[3],[5]	0.52	[4]	0.52		1.07		179	27
12-31-2005[2],[6]	12.77	0.09	[1]	2.04	2.13	—	—	—	—	14.90	16.68	[7]	0.53	[8]	0.53	[8]	0.92	[8]	93	29
1. Based on the average of the shares outstanding. 2. Assumes dividend reinvestment. 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Does not take into consideration expense reductions during the periods shown. 5. John Hancock Life Insurance Company made a voluntary payment to the portfolio. Excluding this payment, the impact on total return would have been less than 0.01%. 6. Series NAV shares began operations on 4-29-05. 7. Not annualized. 8. Annualized.

Total Bond Market Trust A
SERIES I
12-31-2008	12.85	0.57	[1]	0.18	0.75	(0.21)	(0.03)	—	(0.24)	13.36	5.82	[2],[3]	0.57	[4]	0.57		4.37		37	139
12-31-2007[5]	12.55	0.61	[1]	0.22	0.83	(0.53)	—	—	(0.53)	12.85	6.59	[2],[3]	0.57	[4]	0.56		4.72		64	91
12-31-2006[6]	12.50	0.48	[1]	(0.02)[7]	0.46	(0.41)	—	—	(0.41)	12.55	3.65	[2],[3],[8]	0.60	[4],[9]	0.59	[9]	4.28	[9]	53	66	[8]
SERIES II
12-31-2008	12.89	0.53	[1]	0.18	0.71	(0.18)	(0.03)	—	(0.21)	13.39	5.52	[2],[3]	0.77	[4]	0.77		4.04		1	139
12-31-2007[5,6]	12.79	0.37	[1]	0.23	0.60	(0.50)	—	—	(0.50)	12.89	4.71	[2],[3],[8]	0.76	[4],[9]	0.76	[9]	4.34	[9]	1	91	[8]
SERIES NAV
12-31-2008	12.87	0.53	[1]	0.22	0.75	(0.21)	(0.03)	—	(0.24)	13.38	5.86	[2],[3]	0.52	[4]	0.52		4.04		651	139
12-31-2007[5]	12.57	0.61	[1]	0.22	0.83	(0.53)	—	—	(0.53)	12.87	6.63	[2],[3]	0.52	[4]	0.51		4.76		102	91
12-31-2006[6]	12.50	0.52	[1]	(0.04)[7]	0.48	(0.41)	—	—	(0.41)	12.57	3.85	[2],[3],[8]	0.55	[4],[9]	0.54	[9]	4.56	[9]	33	66	[8]
1. Based on the average of the shares outstanding. 2. Assumes dividend reinvestment. 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Does not take into consideration expense reductions during the periods shown. 5. Prior to 11-9-07, the Portfolio was named Bond Index Trust A. 6. Series I, Series II and Series NAV shares began operations on 2-10-06, 5-3-07 and 2-10-06, respectively. 7. The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund. 8. Not annualized. 9. Annualized.

38

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights

Per share operating performance for a share outstanding throughout the period													Ratios and supplemental data
		Income (loss) from investment operations				Less Distributions							Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Ratio of gross expenses to average net assets (%)		Ratio of net expenses to average net assets (%)		Ratio of net investment income (loss) to average net assets (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
Total Bond Market Trust B
SERIES NAV
12-31-2008	9.83	0.50	[1]	0.07	0.57	(0.53)	—	—	(0.53)	9.87	5.79	[2],[3]	0.54	[4]	0.26		5.07		162	68
12-31-2007	10.17	0.51	[1]	0.18	0.69	(1.03)	—	—	(1.03)	9.83	7.13	[2],[3]	0.53	[4]	0.25		5.13		169	38
12-31-2006	10.13	0.50	[1]	(0.11)	0.39	(0.35)	—	—	(0.35)	10.17	4.07	[2],[3]	0.53	[4]	0.25		5.01		162	53
12-31-2005[5]	10.05	0.46	[1]	(0.22)	0.24	(0.16)	—	—	(0.16)	10.13	2.39	[2],[3]	0.42	[4]	0.25		4.55		182	18
12-31-2004[6]	10.13	0.46		(0.06)	0.40	(0.46)	(0.02)	—[7]	(0.48)	10.05	4.05	[2],[3]	0.27	[4]	0.25		4.56		202	18
1. Based on the average of the shares outstanding. 2. Assumes dividend reinvestment. 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Does not take into consideration expense reductions during the periods shown. 5. Effective 4-29-05, shareholders of the former VST Bond Index Fund Series NAV became owners of an equal number of full and fractional Series NAV shares of the Bond Index Trust B. Additionally, the accounting and performance history of the former VST Bond Index Fund Series NAV was redesignated as that of Series NAV shares of Bond Index Trust B. 6. Audited by previous Independent Registered Public Accounting Firm. 7. Less than $0.01 per share.

Total Stock Market Index Trust
SERIES I
12-31-2008	12.98	0.17	[1]	(4.99)	(4.82)	(0.17)	(0.02)	—	(0.19)	7.97	(37.20	)[2],[3]	0.58	[4]	0.58		1.59		182	5
12-31-2007	13.13	0.18	[1]	0.49	0.67	(0.30)	(0.52)	—	(0.82)	12.98	5.18	[2],[3]	0.57	[4]	0.56		1.33		263	11
12-31-2006	11.56	0.16	[1]	1.59	1.75	(0.12)	(0.06)	—	(0.18)	13.13	15.29	[2],[3],[5]	0.57	[4]	0.57		1.30		238	2
12-31-2005	11.06	0.13	[1]	0.49	0.62	(0.12)	—	—	(0.12)	11.56	5.69	[2]	0.57		0.57		1.20		200	21
12-31-2004	9.96	0.13	[1]	1.03	1.16	(0.06)	—	—	(0.06)	11.06	11.74	[2]	0.57		0.57		1.30		175	5
SERIES II
12-31-2008	12.94	0.14	[1]	(4.95)	(4.81)	(0.15)	(0.02)	—	(0.17)	7.96	(37.29	)[2],[3]	0.78	[4]	0.78		1.36		44	5
12-31-2007	13.07	0.16	[1]	0.48	0.64	(0.25)	(0.52)	—	(0.77)	12.94	4.99	[2],[3]	0.77	[4]	0.76		1.15		86	11
12-31-2006	11.51	0.13	[1]	1.59	1.72	(0.10)	(0.06)	—	(0.16)	13.07	15.09	[2],[3],[5]	0.77	[4]	0.77		1.09		37	2
12-31-2005	11.02	0.11	[1]	0.48	0.59	(0.10)	—	—	(0.10)	11.51	5.41	[2]	0.77		0.77		0.99		38	21
12-31-2004	9.93	0.11	[1]	1.04	1.15	(0.06)	—	—	(0.06)	11.02	11.60	[2]	0.77		0.77		1.08		37	5
SERIES NAV
12-31-2008	12.98	0.17	[1]	(4.98)	(4.81)	(0.18)	(0.02)	—	(0.20)	7.97	(37.15	)[2],[3]	0.53	[4]	0.53		1.61		68	5
12-31-2007	13.14	0.19	[1]	0.48	0.67	(0.31)	(0.52)	—	(0.83)	12.98	5.19	[2],[3]	0.52	[4]	0.51		1.37		137	11
12-31-2006	11.57	0.16	[1]	1.59	1.75	(0.12)	(0.06)	—	(0.18)	13.14	15.33	[2],[3],[5]	0.52	[4]	0.52		1.34		160	2
12-31-2005[8]	10.41	0.10	[1]	1.06	1.16	—	—	—	—	11.57	11.14	[6]	0.52	[7]	0.52	[7]	1.30	[7]	170	21
1. Based on the average of the shares outstanding. 2. Assumes dividend reinvestment. 3. Total returns would have been lower had certain expenses not been reduced during the periods shown. 4. Does not take into consideration expense reductions during the periods shown. 5. John Hancock Life Insurance Company made a voluntary payment to the portfolio. Excluding this payment, the impact on total return would have been less than 0.01%. 6. Not annualized. 7. Annualized. 8. Series NAV shares began operations on 4-29-05.

39

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Notes to Financial Statements

1.  ORGANIZATION OF THE TRUST The John Hancock Trust (the “Trust” or “JHT”) is a no-load, open-end management investment company organized as a Massachusetts business trust. It is a series company, which means it has multiple Portfolios (the Portfolios), each with a stated investment objective that it pursues through separate investment policies. The Trust currently offers one hundred and four separate investment Portfolios, ten of which are index-oriented and are covered by this report. Each of the Portfolios, with the exception of Index Allocation, is diversified for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”).

The Index Allocation Portfolio operates as a “fund of funds,” investing in Series NAV shares of underlying funds of the Trust and in other permitted investments.

Shares of the Portfolios are presently offered only to: Separate Accounts A, H, I, L, M, N and, in the case of certain Portfolios, to unregistered separate accounts issued by John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”) and to Separate Accounts A and B, and in the case of certain Portfolios, to unregistered separate accounts issued by John Hancock Life Insurance Company of New York (“John Hancock New York”). In addition, shares of the Portfolios are also offered to separate accounts U, JH, S and I issued by John Hancock Variable Life Insurance Company (“JHVLICO”) and to separate accounts U, V, UV and H issued by John Hancock Life Insurance Company (“JHLICO”). Series NAV shares are also offered to the Lifestyle Trust and Index Allocation Trust. The Lifestyle Portfolios are offered by the John Hancock Trust and operate as a “fund of funds,” investing in Series NAV shares of the underlying funds of the Trust and in other permitted investments. John Hancock New York is a wholly owned subsidiary of John Hancock USA. John Hancock USA, John Hancock New York, JHVLICO and JHLICO are indirect wholly owned subsidiaries of The Manufacturers Life Insurance Company (“Manulife”), which in turn is a wholly owned subsidiary of Manulife Financial Corporation (“MFC”), a publicly traded company. Manulife Financial Corporation and its subsidiaries are known collectively as “Manulife Financial.”

John Hancock Investment Management Services, LLC (“JHIMS” or the “Adviser”), a Delaware limited liability company controlled by John Hancock USA, serves as investment adviser for the Trust and John Hancock Distributors, LLC (“JHD” or the “Distributor”), an affiliate of the Adviser, serves as principal underwriter of the variable contracts issued by John Hancock USA, John Hancock New York, JHLICO and JHVLICO.

The Trust offers three classes of shares. Series I shares and Series II shares are offered for all Portfolios with the exception of 500 Index B, International Equity Index B and Total Bond Market B. Series NAV shares are offered for all Portfolios. Series I, Series II and Series NAV shares represent an interest in the same portfolio of investments of each respective Portfolio and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission (“SEC”) and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

At December 31, 2008, John Hancock USA owned 7,772 shares of beneficial interest of the Index Allocation Trust Series I.

2.  SIGNIFICANT ACCOUNTING POLICIES In the preparation of the financial statements, the Portfolios follow the policies described below. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates. The following summarizes the significant accounting policies of the Portfolios:

Security Valuation  Investments are stated at value as of the close of regular trading on New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. Equity securities held by the Fund are valued at the last sale price or official closing price (closing bid price or last evaluated price if no sale has occurred) as of the close of business on the principal securities exchange (domestic or foreign) on which they trade. Debt obligations are valued based on the evaluated prices provided by an independent pricing service, which utilizes both dealer-supplied and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing service. Securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Equity and debt obligations, for which there are no prices available from an independent pricing service, are valued based on broker quotes or fair valued as described below. Short-term debt investments that have a remaining maturity of 60 days or less are valued at amortized cost, and thereafter assume a constant amortization to maturity of any discount or premium, which approximates market value. Investments in John Hancock Cash Investment Trust (JHCIT), an affiliate of John Hancock Advisers, LLC (the Adviser), a wholly owned subsidiary of John Hancock Financial Services, Inc., a subsidiary of MFC, are valued at their net asset value each business day.

Other assets and securities for which no such quotations are readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of trading on the NYSE. The values of such securities used in computing the net asset value of the Portfolio’s shares are generally determined as of such times. Occasionally, significant events that affect the values of such securities may occur between the times at which such values are generally determined and the close of the NYSE. Upon such an occurrence, these securities will be valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity.

The Portfolios adopted Statement of Financial Accounting Standards No. 157 (FAS 157), “Fair Value Measurements”, effective with the beginning of the Portfolios’ fiscal year. FAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of hierarchy are described below:

•	Level 1 — Quoted prices in active markets for identical securities.

•	Level 2 — Prices determined using other significant observable inputs. Inputs other than quoted prices included in Level 1 that are observable either directly or indirectly through corroboration with observable market data. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

•	Level 3 — Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable, such as when there is little or no market activity for an investment, unobservable inputs may be used. Unobservable inputs reflect the Portfolios’ own assumptions about the factors that market participants would use in pricing an investment and would be based on the best information available.

40

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Portfolios’ net assets as of December 31, 2008. Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation / depreciation on the instrument.

500 Index Trust			500 Index Trust B
Valuation Inputs:	Investments in Securities	Other Financial Instruments	Valuation Inputs:	Investments in Securities	Other Financial Instruments
Level 1 — Quoted Prices	$4,023,338,140	$1,429,346	Level 1 — Quoted Prices	686,796,226	$218,798
Level 2 — Other Significant Observable Inputs	95,938,929	—	Level 2 — Other Significant Observable Inputs	$15,212,850	—
Level 3 — Significant Unobservable Inputs	—	—	Level 3 — Significant Unobservable Inputs	—	—
Total	$4,119,277,069	$1,429,346	Total	$702,009,076	$218,798
Index Allocation Trust			International Equity Index Trust A
Valuation Inputs:	Investments in Securities	Other Financial Instruments	Valuation Inputs:	Investments in Securities	Other Financial Instruments
Level 1 — Quoted Prices	$354,450,374	—	Level 1 — Quoted Prices	$27,021,892	$220,741
Level 2 — Other Significant Observable Inputs	—	—	Level 2 — Other Significant Observable Inputs	191,697,074	(67,627)
Level 3 — Significant Unobservable Inputs	—	—	Level 3 — Significant Unobservable Inputs	208,869	—
Total	$354,450,374	—	Total	$218,927,835	$153,114
International Equity Index Trust B			Mid Cap Index Trust
Valuation Inputs:	Investments in Securities	Other Financial Instruments	Valuation Inputs:	Investments in Securities	Other Financial Instruments
Level 1 — Quoted Prices	$38,182,372	$266,729	Level 1 — Quoted Prices	$731,057,412	$1,184,816
Level 2 — Other Significant Observable Inputs	260,618,371	(85,019)	Level 2 — Other Significant Observable Inputs	23,758,797	—
Level 3 — Significant Unobservable Inputs	—	—	Level 3 — Significant Unobservable Inputs	—	—
Total	$298,800,743	$181,710	Total	$754,816,209	$1,184,816
Small Cap Index Trust			Total Bond Market Trust A
Valuation Inputs:	Investments in Securities	Other Financial Instruments	Valuation Inputs:	Investments in Securities	Other Financial Instruments
Level 1 — Quoted Prices	$305,262,776	$656,584	Level 1 — Quoted Prices	$69,595,854	—
Level 2 — Other Significant Observable Inputs	9,780,000	—	Level 2 — Other Significant Observable Inputs	685,354,601	—
Level 3 — Significant Unobservable Inputs	—	—	Level 3 — Significant Unobservable Inputs	—	—
Total	$315,042,776	$656,584	Total	$754,950,455	—
Total Bond Market Trust B			Total Stock Market Index Trust
Valuation Inputs:	Investments in Securities	Other Financial Instruments	Valuation Inputs:	Investments in Securities	Other Financial Instruments
Level 1 — Quoted Prices	—	—	Level 1 — Quoted Prices	$282,829,033	$350,273
Level 2 — Other Significant Observable Inputs	$160,177,865	—	Level 2 — Other Significant Observable Inputs	14,334,882	—
Level 3 — Significant Unobservable Inputs	—	—	Level 3 — Significant Unobservable Inputs	—	—
Total	$160,177,865	—	Total	$297,163,915	$350,273

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

International Equity Index Trust A			Small Cap Index Trust
	Investments in Securities	Other Financial Instruments		Investments in Securities	Other Financial Instruments
Balance as of 12/31/07	$328,016	—	Balance as of 12/31/07	$26,140	—
Accrued discounts/premiums	—	—	Accrued discounts/premiums	—	—
Realized gain (loss)	—	—	Realized gain (loss)	—	—

Change in unrealized appreciation (depreciation)	6,900	—	Change in unrealized appreciation (depreciation)	—	—
Net purchases (sales)	(126,047)	—	Net purchases (sales)	7,560	—
Transfers in and/or out of Level 3	—	—	Transfers in and/or out of Level 3	($33,700)	—
Balance as of 12/31/08	$208,869	—	Balance as of 12/31/08	—	—

Repurchase Agreements  Each Portfolio may enter into repurchase agreements. When a Portfolio enters into a repurchase agreement through its custodian, it receives delivery of securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is generally at least 102% of the repurchase amount. Each Portfolio will take constructive receipt of all securities underlying the repurchase agreements it has entered into until such agreements expire. If the seller defaults, a Portfolio would suffer a loss to the extent that proceeds from the sale of underlying securities were less than the repurchase amount. Each Portfolio may enter into repurchase agreements maturing within seven days with domestic dealers, banks or other financial institutions deemed to be creditworthy by the Adviser. Collateral for certain tri-party repurchase agreements is held at the custodian bank in a segregated account for the benefit of the Portfolio and the counterparty.

Security Transactions and Related Investment Income  Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-date or when the Portfolio becomes aware of the dividends from cash collections. Discounts/premiums are amortized/accreted for financial reporting purposes. Non-cash dividends are recorded at the fair market value of the securities received. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful, based upon consistently applied procedures.

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SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Inflation indexed securities are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. Interest is accrued based upon the principal value, which is adjusted for inflation. Principal of inflation index protected securities is increased or decreased by the rate of change in the Consumer Price Index. Interest income includes accretion of discounts and amortization of premiums as well as accretion or amortization of principal of inflation index protected securities.

From time to time, certain of the Portfolios may invest in Real Estate Investment Trusts (REITs) and, as a result, will estimate the components of distributions from these securities. Distributions from REITs received in excess of income are recorded as a reduction of cost of investments and/or as a realized gain.

The Portfolios use the specific identification method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Securities Lending  The Portfolios may lend portfolio securities from time to time in order to earn additional income. The Portfolios retain beneficial ownership of the securities it has loaned and continue to receive interest and dividends paid by the issuer of securities and to participate in any changes in their value. On the settlement date of the loan, the Portfolios receive cash collateral against the loaned securities and maintain the cash collateral in an amount not less than 102% of the market value of the loaned securities for U.S. equity and corporate securities and 105% for foreign equity and corporate securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Portfolios and any additional required cash collateral is delivered to the Portfolios on the next business day or returned to the borrower if over collateralized. It is the Portfolio’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Cash collateral received is invested in the JHCIT. The Portfolios may receive compensation for lending their securities either in the form of fees, guarantees, and/or by retaining a portion of interest on the investment of any cash received as collateral. If the borrower is unable to return the securities loaned upon sale of a security or other Portfolio instructions because of insolvency or other reasons, the Portfolios could experience delays and costs in recovering the securities loaned or in gaining access to the collateral and could prevent the Portfolios from voting on proxy statements. The Portfolios bear the risk in the event that invested collateral is not sufficient to meet obligations due on loans.

Bank Borrowings  All Portfolios described in this report have entered into an agreement which enables them to participate in a $150 million unsecured committed line of credit with State Street Corporation. Borrowings will be made solely to temporarily finance the repurchase of capital shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.05% per annum, payable at the end of each calendar quarter, based on the average daily-unused portion of the line of credit, is charged to each participating Portfolio on a prorated basis based on average net assets. For the year ended December 31, 2008, there were no borrowings under the line of credit.

Pursuant to the custodian agreements, the Custodian may, in its discretion, advance funds to a Portfolio to make properly authorized payments. When such payments result in an overdraft, the Portfolio is obligated to repay the Custodian for any overdraft, including any costs or expenses associated with the overdraft. The Custodian has a lien and security interest in any Portfolio property, that is not segregated, to the extent of any overdraft.

Expenses

The majority of expenses are directly identifiable to an individual Portfolio. Trust expenses that are not readily identifiable to a specific Portfolio are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the Portfolios. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the Portfolio level and allocated daily to each series of shares based on the appropriate net asset value of the respective series. Dividends from net investment income are determined at the class level and distributions from capital gains are determined at the Portfolio level. Class-specific expenses, such as Distribution (Rule 12b-1) fees are calculated and accrued daily at the series level based on the appropriate net asset value of each series and the specific expense rate(s) applicable to each class.

Broker commission rebates  The Portfolios may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Portfolios. Commission rebates are reflected as a realized gain on securities in the Statement of Operations. For the year ended December 31, 2008, International Equity Index A and International Equity Index B received rebates which amounted to $283 and $720, respectively.

Federal income taxes Each Portfolio qualifies as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, certain Portfolios have a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Portfolio, no capital gain distributions will be made.

At December 31, 2008, capital loss carryforwards available to offset future realized gains were as follows:

	CAPITAL LOSS CARRYFORWARDS* EXPIRING AT DECEMBER 31
PORTFOLIO	2009	2010	2011	2012	2013	2014	2015	2016
500 Index Trust	—	$13,767,724	$1,600	—	$2,754,508	—	—	$29,490,721
500 Index Trust B	—	—	—	—	—	—	—	15,438,652
International Equity Index Trust A	—	—	—	—	—	—	—	1,246,857
Total Bond Market Index Trust B	—	—	—	—	480,078	$1,497,016	$257,971	612,440
Total Stock Market Index Trust	—	—	—	—	—	—	—	2,498,453

*	Availability of a certain amount of the loss carryforwards, which were acquired in a merger, may be limited in a given year.

As of December 31, 2008, the Portfolios had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio’s federal tax returns filed in the 3-years ended December 31, 2008 remains subject to examination by the Internal Revenue Service.

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SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

The cost and unrealized appreciation/depreciation of investments owned on December 31, 2008, including short-term investments, for federal income tax purposes, was as follows:

PORTFOLIO	AGGREGATE COST	UNREALIZED APPRECIATION	UNREALIZED (DEPRECIATION)	NET UNREALIZED APPRECIATION/ (DEPRECIATION)
500 Index Trust	$4,608,981,574	$108,909,634	($598,614,139)	($489,704,505)
500 Index Trust B	943,001,303	65,484,819	(306,477,046)	(240,992,227)
Index Allocation Trust	470,923,405	4,483,285	(120,956,316)	(116,473,031)
International Equity Index Trust A	311,469,940	8,796,861	(101,338,966)	(92,542,105)
International Equity Index Trust B	408,602,167	16,421,775	(126,223,199)	(109,801,424)
Mid Cap Index Trust	1,039,008,339	12,212,396	(296,404,526)	(284,192,130)
Small Cap Index Trust	417,161,249	20,123,649	(122,242,122)	(102,118,473)
Total Bond Market Index Trust A	735,277,021	25,259,818	(5,586,384)	19,673,434
Total Bond Market Index Trust B	156,614,685	7,672,314	(4,109,134)	3,563,180
Total Stock Market Index Trust	376,843,955	27,677,030	(107,357,070)	(79,680,040)

Distribution of income and gains  The Portfolios record distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. The Portfolios generally declare and pay dividends and capital gains distributions, if any, annually. Distributions paid by the Portfolios with respect to each series of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

During the year ended December 31, 2007, tax character of distributions paid was as follows:

	2007 DISTRIBUTIONS
PORTFOLIO	ORDINARY INCOME	LONG TERM CAPITAL GAINS	RETURN OF CAPITAL	TOTAL
500 Index Trust	$37,271,159	—	—	$37,271,159
500 Index Trust B	35,684,352	—	—	35,684,352
Index Allocation Trust	9,047,306	$7,970,938	—	17,018,244
International Equity Index Trust A	15,612,101	14,641,067	—	30,253,168
International Equity Index Trust B	53,626,060	18,695,533	—	72,321,593
Mid Cap Index Trust	38,290,535	101,131,918	—	139,422,453
Small Cap Index Trust	14,969,875	50,826,554	—	65,796,429
Total Bond Market Trust A	6,516,480	—	—	6,516,480
Total Bond Market Trust B	16,441,467	—	—	16,441,467
Total Stock Market Index Trust	11,453,603	17,186,670	—	28,640,273

During the year ended December 31, 2008, tax character of distributions paid was as follows:

	2008 DISTRIBUTIONS
PORTFOLIO	ORDINARY INCOME	LONG TERM CAPITAL GAINs	RETURN OF CAPITAL	TOTAL
500 Index Trust	$30,534,216	—	—	$30,534,216
500 Index Trust B	20,630,963	$6,271,606	—	26,902,569
Index Allocation Trust	4,897,863	137,575	—	5,035,438
International Equity Index Trust A	7,292,353	2,548,415	—	9,840,768
International Equity Index Trust B	12,394,564	4,171,068	—	16,565,632
Mid Cap Index Trust	9,701,327	17,692,910	—	27,394,237
Small Cap Index Trust	4,719,792	3,373,565	—	8,093,357
Total Bond Market Index Trust A	11,528,481	—	—	11,528,481
Total Bond Market Index Trust B	8,410,151	—	—	8,410,151
Total Stock Market Index Trust	6,365,387	715,022	—	7,080,409

PORTFOLIO	UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG TERM CAPITAL GAINS	CAPITAL LOSS CARRYFORWARD	POST-OCTOBER DEFERRAL
500 Index Trust	$15,961,290	—	$46,014,553	—
500 Index Trust B	3,731,424	—	15,438,652	$3,655,724
Index Allocation Trust	33,461	$2,374,948	—	—
International Equity Index Trust A	955,955	—	1,246,857	5,457,969
International Equity Index Trust B	1,288,126	8,159,024	—	12,226,895
Mid Cap Index Trust	1,901,577	13,170,959	—	10,197,779
Small Cap Index Trust	601,957	18,474,015	—	16,763,632
Total Bond Market Index Trust A	9,030,066	—	—	73,384
Total Bond Market Index Trust B	1,317,133	—	2,847,505	197,972
Total Stock Market Index Trust	1,079,594	—	2,498,453	5,674,262

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Portfolio’s financial statements as a return of capital. Net capital losses that are attributable to security transactions incurred after October 31, 2008, are treated as arising on January 1, 2009, the first day of the Portfolio’s next taxable year.

Capital accounts within financial statements are adjusted for permanent book/tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book/tax differences will reverse in a subsequent period. Permanent book/tax differences are primarily attributable to derivative transactions, foreign currency transactions, net operating losses, short term distributions received from underlying funds, amortization and accretion on debt securities, paydowns, tender fees and investments in passive foreign investment companies.

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SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Foreign Currency Translation  The books and records of the Portfolios are maintained in U.S. Dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Certain Portfolios may be subject to capital gains and repatriation taxes imposed by certain countries in which they invest. Such taxes are generally based upon income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation.

New accounting pronouncement  In March 2008, FASB No. 161 (FAS 161), Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133 (FAS 133), was issued and is effective for fiscal years or interim periods beginning after November 15, 2008. FAS 161 amends and expands the disclosure requirements of FAS 133 in order to provide financial statement users an understanding of a company’s use of derivative instruments, how derivative instruments are accounted for under FAS 133 and related interpretations and how these instruments affect a company’s financial position, performance, and cash flows. FAS 161 requires companies to disclose information detailing the objectives and strategies for using derivative instruments, the level of derivative activity entered into by the company, and any credit risk-related contingent features of the agreements. Management is currently evaluating the adoption of FAS 161 on the Portfolio’s financial statement disclosures.

3.  FINANCIAL INSTRUMENTS

Futures  All Portfolios of the Trust described in this report may purchase and sell financial futures contracts and options on those contracts. A Portfolio uses futures contracts to manage against a decline in the value of securities owned by the Portfolio. When a Portfolio sells a futures contract based on a financial instrument, the Portfolio becomes obligated to deliver that kind of instrument at an agreed upon date for a specified price. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Upon entering into a futures contract, initial margin deposits, as set by the exchange or broker to the contract, are required and are met by the delivery of specific securities (or cash) as collateral to the broker. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

The following is a summary of open futures contracts at December 31, 2008:

PORTFOLIO	OPEN CONTRACTS	NUMBER OF CONTRACTS	POSITIONS	EXPIRATION DATE	NOTIONAL VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
500 Index Trust	S&P 500 Index Futures	444	Long	Mar 2009	$99,911,100	$1,429,346
						$1,429,346

500 Index Trust B	S&P 500 Index Futures	82	Long	Mar 2009	$18,452,050	$218,798
						$218,798

International Equity Index Trust A	AEX Index Futures	4	Long	Jan 2009	$273,951	($5,463)
	ASX SPI 200 Index Futures	5	Long	Mar 2009	326,464	12,560
	CAC 40 Index Futures	23	Long	Mar 2009	1,032,348	(5,168)
	DAX Index Futures	4	Long	Mar 2009	672,019	13,345
	FTSE 100 Index Futures	18	Long	Mar 2009	1,136,110	29,215
	Hang Seng Index Futures	3	Long	Jan 2009	278,799	(10,203)
	IBEX 35 Index Futures	4	Long	Jan 2009	506,701	6,475
	MSCI Taiwan Index Futures	32	Long	Jan 2009	558,080	3,892
	OMX 30 Index Futures	33	Long	Jan 2009	275,002	(1,347)
	S&P/MIB Index Futures	3	Long	Mar 2009	404,963	3,783
	S&P/TSE 60 Index Futures	7	Long	Mar 2009	612,280	29,107
	Topix Index Futures	26	Long	Mar 2009	2,472,366	144,545
						$220,741

International Equity Index Trust B	AEX Index Futures	7	Long	Jan 2009	$479,414	($9,560)
	ASX SPI 200 Index Futures	10	Long	Mar 2009	652,928	23,595
	CAC 40 Index Futures	31	Long	Mar 2009	1,391,425	(6,966)
	DAX Index Futures	4	Long	Mar 2009	672,019	13,345
	FTSE 100 Index Futures	32	Long	Mar 2009	2,019,751	51,938
	Hang Seng Index Futures	4	Long	Jan 2009	371,372	(15,158)
	IBEX 35 Index Futures	4	Long	Jan 2009	506,701	6,476
	MSCI TAIWAN Index Futures	57	Long	Jan 2009	994,080	7,007
	OMX 30 Index Futures	59	Long	Jan 2009	491,670	(2,408)
	S&P/MIB Index Futures	3	Long	Mar 2009	404,963	3,783
	S&P/TSE 60 Index Futures	8	Long	Mar 2009	699,749	33,266
	TOPIX Index Futures	29	Long	Mar 2009	2,757,639	161,411
						$266,729

44

FINANCIAL INSTRUMENTS, CONTINUED

PORTFOLIO	OPEN CONTRACTS	NUMBER OF CONTRACTS	POSITIONS	EXPIRATION DATE	NOTIONAL VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Mid Cap Index Trust	S&P Midcap 400 Index Futures	632	Long	Mar 2009	$33,951,040	$1,184,816
						$1,184,816

Small Cap Index Trust	Russell 2000 Mini Index Futures	229	Long	Mar 2009	$11,401,910	$656,584
						$656,584

Total Stock Market Index Trust	Russell 2000 Mini Index Futures	30	Long	Mar 2009	$1,493,700	$97,530
	S&P 500 Index Futures	65	Long	Mar 2009	14,626,625	226,957
	S&P MidCap 400 Index Futures	10	Long	Mar 2009	537,200	25,786
						$350,273

Forward Foreign Currency Contracts  All Portfolios of the Trust described in this report may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by a Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. In addition, a Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

Open forward foreign currency contracts as of December 31, 2008, were as follows:

PORTFOLIO	CURRENCY	PRINCIPAL AMOUNT COVERED BY CONTRACT	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
International Equity Index Trust A	BUYS
	Australian Dollar	400,000	Mar-2009	$7,516
	Canadian Dollar	600,000	Mar-2009	(5,929)
	Euro	1,750,000	Mar-2009	12,663
	Hong Kong Dollar	1,000,000	Mar-2009	(53)
	Japanese Yen	200,000,000	Mar-2009	(15,076)
	Pound Sterling	750,000	Mar-2009	(72,605)
	Swedish Krona	1,750,000	Mar-2009	5,857
				($67,627)

International Equity Index Trust B	BUYS
	Australian Dollar	500,000	Mar-2009	$9,396
	Canadian Dollar	700,000	Mar-2009	(6,917)
	Euro	2,000,000	Mar-2009	14,472
	Hong Kong Dollar	2,400,000	Mar-2009	(126)
	Japanese Yen	200,000,000	Mar-2009	(15,077)
	Pound Sterling	1,000,000	Mar-2009	(96,807)
	Swedish Krona	3,000,000	Mar-2009	10,040
				($85,019)

4.  RISKS & UNCERTAINTIES

Fixed Income Risk  Fixed income securities are subject to credit and interest rate risk and involve some risk of default in connection with principal and interest payments.

Derivatives and Counterparty Risk  The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in securities. Specifically, derivative instruments expose a Portfolio to the risk that the counterparty to an over-the-counter (OTC) derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction. If the counterparty defaults, the Portfolio will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, the Portfolio will succeed in enforcing them.

Mortgage Securities Risk  Certain Portfolios of the Trust may invest a portion of their assets in securities of issuers that hold mortgage securities including sub-prime mortgage securities. The value of these securities is sensitive to change in economic conditions including delinquencies and/or defaults and may be adversely affected by shifts to the markets’ perception of the issuers and changes in interest rates.

Concentration Risk  The Portfolios may concentrate investments in a particular industry, sector of the economy or invest in a limited number of companies. Accordingly, the concentration may make the Portfolio’s value more volatile and investment values may rise and fall more rapidly. In addition, a Portfolio with a concentration is particularly susceptible to the impact of market, economic, regulatory and other factors affecting the specific concentration.

Risks associated with foreign investments  Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly

45

RISKS & UNCERTAINTIES, CONTINUED

those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of cash/securities or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

Emerging Markets Risk  Certain Portfolios invest in securities of issuers based in countries with emerging markets or economies and may, therefore, be subject to greater market risk than Portfolios that invest principally in securities of issuers in more developed countries. Emerging markets securities may be more volatile and less liquid than securities of issuers in developed countries and may be subject to substantial currency fluctuations and affected by sudden economic, social and political developments in the emerging market country. The securities markets of emerging countries may have less government regulation and may be subject to less extensive accounting and financial reporting requirements than the securities markets of more developed countries. Emerging market countries may have currency controls or restrictions which may prevent or delay a Portfolio from taking money out of the country or may impose additional taxes on money removed from the country.

5.  GUARANTEES AND INDEMNIFICATIONS Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

6.  INVESTMENT ADVISORY AND OTHER AGREEMENTS The Trust has entered into an Investment Advisory Agreement with the Adviser. The Adviser is responsible for managing the corporate and business affairs of the Trust and for selecting and compensating subadvisers to handle the investment of the assets of each Portfolio, subject to the supervision of the Trust’s Board of Trustees. As compensation for its services, the Adviser receives an advisory fee from the Portfolio. The Portfolios are not responsible for payment of the subadvisory fees. Advisory fees charged to all other Portfolios are as follows:

Portfolio	First $500 million of Aggregate Net Assets*	Excess over $500 million of Aggregate Net Assets*
500 Index Trust	0.470%	0.460%
500 Index Trust B	0.470%	0.460%

Portfolio	All Aggregate Net Assets Level*
Total Bond Market Trust A	0.470%
Total Bond Market Trust B	0.470%

Portfolio Index Allocation
(a) Fee on Affiliated Fund Assets**

First $500 million	Excess over $500 million
0.050%	0.040%

(b) Fee on Other Assets**

First $500 million	Excess over $500 million
0.500%	0.490%

Portfolio	First $100 million of Aggregate Net Assets*	Excess over $100 million of Aggregate Net Assets*
International Equity Index Trust A	0.550%	0.530%
International Equity Index Trust B	0.550%	0.530%

46

INVESTMENT ADVISORY AND OTHER AGREEMENTS, CONTINUED

Portfolio	First $250 million of Aggregate Net Assets*	Between $250 million and $500 million of Aggregate Net Assets*	Excess over $500 million of Aggregate Net Assets*
Mid Cap Index Trust	0.490%	0.480%	0.460%
Small Cap Index Trust	0.490%	0.480%	0.460%
Total Stock Market Index Trust	0.490%	0.480%	0.460%

*	Aggregate Net Assets include not only the net assets of a particular series of the Trust but also include the net assets of a similar series of John Hancock Funds II. John Hancock Funds II are retail mutual funds advised by JHIMS and distributed by an affiliate of JHIMS, John Hancock Funds, LLC.

**	The management fee has two components: (a) a fee on assets invested in funds of JHT, JHF II or John Hancock Funds III excluding Money Market Trust B, 500 Index Trust B, International Equity Index Trust B and Total Bond Market Trust B (“Affiliated Funds Assets”) and (b) a fee on assets not invested in Affiliated Funds (“Other Assets”).

(a) The fee on Affiliated Funds Assets is stated as an annual percentage of the current value of the net assets of the Fund determined in accordance with the schedule as detailed by Fund and the rate is applied to the Affiliated Fund Assets of the Fund.

(b) The fee on Other Assets is stated as an annual percentage of the current value of the net assets of the Fund determined in accordance with the schedule as detailed by Fund and the rate is applied to the Other Assets of the Fund.

The organizations described below act as Subadvisers to the Trust and its Portfolios pursuant to Subadvisory Agreements with the Adviser. Portfolio management is allocated among the following Managers:

Portfolio	Subadviser
500 Index Trust	MFC Global Investment Management (U.S.A.) Limited*
500 Index Trust B	MFC Global Investment Management (U.S.A.) Limited*
Index Allocation Trust	MFC Global Investment Management (U.S.A.) Limited*
International Equity Index Trust A	SSgA Funds Management, Inc.
International Equity Index Trust B	SSgA Funds Management, Inc.
Mid Cap Index Trust	MFC Global Investment Management (U.S.A.) Limited*
Small Cap Index Trust	MFC Global Investment Management (U.S.A.) Limited*
Total Bond Market Trust A	Declaration Management and Research, LLC*
Total Bond Market Trust B	Declaration Management and Research, LLC*
Total Stock Market Index Trust	MFC Global Investment Management (U.S.A.) Limited*

*	An affiliate of Adviser.

The investment management fees incurred for the year ended December 31, 2008, were equivalent to an annual effective rate of the Portfolio’s average daily net assets as follows:

Portfolio	Annual Effective Rate	Portfolio	Annual Effective Rate
500 Index Trust	0.46%	Mid Cap Index Trust	0.47%
500 Index Trust B	0.47%	Small Cap Index Trust	0.49%
Index Allocation Trust	0.05%	Total Bond Market Trust A	0.47%
International Equity Index Trust A	0.53%	Total Bond Market Trust B	0.47%
International Equity Index Trust B	0.53%	Total Stock Market Index Trust	0.49%

Expense Reimbursements  The Adviser has voluntarily agreed to waive a portion of its management fee for certain Portfolios (the Participating Portfolios) of the Trust. The Participating Portfolios include all portfolios of the Trust covered in this Report, with the exception of 500 Index B, International Equity Index B and Total Bond Market B. The waiver equals, on an annualized basis, 0.02% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $50 billion. The amount of this reimbursement is calculated daily and allocated among all the Participating Portfolios in proportion to the daily net assets of each Portfolio. The Reimbursement is effective through May 1, 2009 and thereafter may be terminated or modified at any time by the Adviser upon notice to the Trust and approval of the Board of Trustees of the Trust

In addition, the Adviser agreed to voluntarily reduce its advisory fee or reimburse each Portfolio if the total of all expenses (excluding taxes, Portfolio brokerage commissions, interest, advisory fees, Rule 12b-1 fees, and fees under any agreements or plans of the Portfolios dealing with services for shareholders and others with beneficial interests in shares of the Portfolios) exceed the following:

–	0.05% of the average net assets of 500 Index, International Equity Index A, Mid Cap Index, Small Cap Index, Total Bond Market A and Total Stock Market Index;

–	0.075% of the average net assets of Mid Cap Index, Small Cap Index, Total Bond Market A and Total Stock Market Index prior to May 1, 2008.

The expense reimbursement may be terminated at any time by the Adviser upon notice to the Trust.

The Adviser has contractually agreed to waive its advisory fee for 500 Index B, International Equity Index B and Total Bond Market B in an amount so that the annual operating expenses do not exceed 0.25%, 0.34% and 0.25%, respectively. The expense waivers will remain in effect until May 1, 2009, and will terminate after that date only if the Trust, without the prior written consent of the Adviser, sells shares of the portfolio to (or has shares of the portfolio held by) any person other than the variable life insurance or variable annuity insurance separate accounts of JHLICO or any of its affiliates that are specified in the agreement.

The Adviser has contractually agreed to limit the expenses of Index Allocation so that total expenses, excluding the expenses of the underlying funds and Rule 12b-1 fees, will not exceed 0.02% of the average daily net assets of the Portfolio. The expense reimbursement may be terminated at any time after May 1, 2010.

47

INVESTMENT ADVISORY AND OTHER AGREEMENTS, CONTINUED

For the year ended December 31, 2008, the waivers detailed above amounted to $32,914, $2,454,855, $266,836, $6,113, $1,041,719, $13,685, $8,730, $2,960, $475,672 and $7,414 for 500 Index, 500 Index B, Index Allocation, International Equity Index A, International Equity Index B, Mid Cap Index, Small Cap Index, Total Bond Market A, Total Bond Market B and Total Stock Market Index, respectively.

Fund Administration Fees  The Portfolios have an agreement with the Adviser that requires the Portfolios to reimburse the Adviser for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services of the Portfolios, including the preparation of all tax returns, annual, semi-annual and periodic reports to shareholders and the preparation of all regulatory reports. These expenses are allocated based on the relative share of net assets of each Portfolio at the time the expense was incurred.

The fund administration fees incurred for the year ended December 31, 2008, were equivalent to an annual effective rate of 0.02% of the Portfolio’s average daily net assets, with the exception of International Equity Index A in which the effective rate was 0.01%.

Distribution Plans  In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees has approved Distribution Plans (the “Plans”) for Series I and Series II of the Trust. Series NAV shares are not subject to a Rule 12b-1 fee. The Trust has different classes of shares with different Rule 12b-1 fees so that the Trust Portfolios may be offered through different distribution channels. Rule 12b-1 fees are paid to the Portfolios’ Distributor for distribution services pursuant to the Plans. JHD may use Rule12b-1 fees for any expenses relating to the distribution of the shares of the class, for any expenses relating to shareholder or administrative services for holders of the shares of the class (or owners of contracts funded in insurance company separate accounts that invest in the shares of the class) and for the payment of service fees. The Portfolios make payments to JHD at an annual rate not to exceed 0.05% of Series I average daily net asset value and 0.25% of Series II average daily net asset value.

7. TRUSTEES’ FEES  The Trust compensates each Trustee who is not an employee of the Adviser or its affiliates. Total Trustees’ expenses are allocated to each Portfolio based on its average daily net asset value.

8.  PORTFOLIO SHARE TRANSACTIONS Share activity for the Portfolios for the year ended December 31, 2008 and year ended December 31, 2007 were as follows:

500 Index Trust	Year ended 12-31-08		Year ended 12-31-07
	Shares	Amount	Shares	Amount
Series I shares
Sold	5,914,292	$55,308,151	5,730,417	$72,466,650
Distributions reinvested	858,261	7,682,386	2,462,520	30,697,127
Repurchased	(9,789,306)	(104,776,815)	(11,399,893)	(145,448,999)
Net increase (decrease)	(3,016,753)	($41,786,278)	(3,206,956)	($42,285,222)
Series II shares
Sold	519,591	$5,347,252	559,688	$7,174,822
Distributions reinvested	34,694	329,636	161,168	1,998,423
Repurchased	(1,805,245)	(19,693,459)	(2,478,519)	(31,500,974)
Net increase (decrease)	(1,250,960)	($14,016,571)	(1,757,663)	($22,327,729)
Series NAV shares
Sold	381,960,706	$3,101,383,736	26,235,343	$336,602,306
Distributions reinvested	2,891,541	22,522,194	370,133	4,575,609
Repurchased	(537,797)	(5,632,349)	(43,669)	(551,718)
Net increase (decrease)	384,314,450	$3,118,273,581	26,561,807	$340,626,197
Net increase (decrease)	380,046,737	$3,062,470,732	21,597,188	$276,013,246

500 Index Trust B	Year ended 12-31-08		Year ended 12-31-07
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	3,543,466	$49,385,850	9,056,905	$170,946,905
Distributions reinvested	2,096,233	26,902,569	1,952,359	35,684,352
Repurchased	(9,228,325)	(146,106,098)	(9,384,945)	(176,255,833)
Net increase (decrease)	(3,588,626)	($69,817,679)	1,624,319	$30,375,424

Index Allocation Trust	Year ended 12-31-08[1]		Year ended 12-31-07
	Shares	Amount	Shares	Amount
Series I shares
Sold	8,195	$106,613	—	—
Distributions reinvested	142	1,329	—	—
Repurchased	(12)	(120)	—	—
Net increase (decrease)	8,325	$107,822	—	—
Series II shares
Sold	12,280,937	$142,493,549	15,954,451	$220,525,437
Distributions reinvested	532,546	5,027,605	1,265,212	17,018,244
Repurchased	(1,535,924)	(18,389,217)	(216,146)	(2,986,466)
Net increase (decrease)	11,277,559	$129,131,937	17,003,517	$234,557,215
Series NAV shares
Sold	52,284	$597,314	—	—
Distributions reinvested	696	6,504	—	—
Repurchased	(11,534)	(134,198)	—	—
Net increase (decrease)	41,446	$469,620	—	—
Net increase (decrease)	11,327,330	$129,709,379	17,003,517	$234,557,215

[1]	Series I and Series NAV shares began operations on 4-28-08.

48

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

International Equity Index Trust A	Year ended 12-31-08		Year ended 12-31-07
	Shares	Amount	Shares	Amount
Series I shares
Sold	1,583,725	$29,110,050	2,796,268	$62,740,750
Distributions reinvested	516,807	7,193,867	1,097,728	23,887,827
Repurchased	(2,167,735)	(36,793,100)	(1,762,904)	(38,508,615)
Net increase (decrease)	(67,203)	($489,183)	2,131,092	$48,119,962
Series II shares
Sold	318,777	$6,116,562	172,192	$3,820,484
Distributions reinvested	44,695	637,504	136,541	2,969,565
Repurchased	(667,825)	(12,293,371)	(836,827)	(18,431,287)
Net increase (decrease)	(304,353)	($5,539,305)	(528,094)	($11,641,238)
Series NAV shares
Sold	1,955,621	$32,173,930	1,362,265	$30,303,864
Distributions reinvested	153,294	2,009,397	156,290	3,395,776
Repurchased	(114,721)	(2,267,057)	(16,047)	(375,829)
Net increase (decrease)	1,994,194	$31,916,270	1,502,508	$33,323,811
Net increase (decrease)	1,622,638	$25,887,782	3,105,506	$69,802,535

International Equity Index Trust B	Year ended 12-31-08		Year ended 12-31-07
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	3,473,267	$61,252,843	4,980,148	$104,526,382
Distributions reinvested	1,278,409	16,565,632	3,565,204	72,321,593
Repurchased	(3,615,026)	(61,056,278)	(2,374,241)	(50,728,831)
Net increase (decrease)	1,136,650	$16,762,197	6,171,111	$126,119,144

Mid Cap Index Trust	Year ended 12-31-08		Year ended 12-31-07
	Shares	Amount	Shares	Amount
Series I shares
Sold	1,515,691	$22,145,399	2,631,295	$50,984,593
Issued in reorganization (Note 11)	482,665	8,061,097	—	—
Distributions reinvested	824,003	12,029,852	3,260,149	57,846,015
Repurchased	(3,125,440)	(45,634,217)	(3,131,925)	(62,191,000)
Net increase (decrease)	(303,081)	($3,397,869)	2,759,519	$46,639,608
Series II shares
Sold	567,198	$8,063,051	2,416,135	$48,870,481
Issued in reorganization (Note 11)	1,348,947	22,445,392	—	—
Distributions reinvested	195,485	2,901,397	799,831	14,067,400
Repurchased	(1,647,030)	(23,716,262)	(1,626,091)	(32,406,172)
Net increase (decrease)	464,600	$9,693,578	1,589,875	$30,531,709
Series NAV shares
Sold	19,020,194	$203,676,303	6,159,988	$123,600,790
Issued in reorganization (Note 11)	51,879	866,494	—	—
Distributions reinvested	908,584	12,462,988	3,776,224	67,509,038
Repurchased	(8,153,330)	(128,517,285)	(17,248,927)	(345,420,323)
Net increase (decrease)	11,827,327	$88,488,500	(7,312,715)	($154,310,495)
Net increase (decrease)	11,988,846	$94,784,209	(2,963,321)	($77,139,178)

Small Cap Index Trust	Year ended 12-31-08		Year ended 12-31-07
	Shares	Amount	Shares	Amount
Series I shares
Sold	1,522,452	$18,463,925	624,945	$10,452,186
Distributions reinvested	383,577	4,100,683	2,230,614	33,806,967
Repurchased	(1,876,836)	(22,501,974)	(2,232,464)	(36,542,382)
Net increase (decrease)	29,193	$62,634	623,095	$7,716,771
Series II shares
Sold	287,739	$3,194,779	5,745,970	$95,076,336
Distributions reinvested	157,342	1,734,702	809,386	11,888,370
Repurchased	(1,612,625)	(19,786,352)	(1,955,613)	(31,802,792)
Net increase (decrease)	(1,167,544)	($14,856,871)	4,599,743	$75,161,914
Series NAV shares
Sold	5,115,471	$50,617,892	2,163,345	$35,344,001
Distributions reinvested	221,487	2,257,972	1,295,795	20,101,092
Repurchased	(1,120,239)	(13,938,435)	(8,062,555)	(133,852,702)
Net increase (decrease)	4,216,719	$38,937,429	(4,603,415)	($78,407,609)
Net increase (decrease)	3,078,368	$24,143,192	619,423	$4,471,076

49

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

Total Bond Market Trust A	Year ended 12-31-08		Year ended 12-31-07
	Shares	Amount	Shares	Amount
Series I shares
Sold	707,940	$9,342,737	714,140	$9,095,095
Distributions reinvested	50,150	669,011	195,388	2,506,831
Repurchased	(2,942,227)	(38,570,044)	(169,005)	(2,181,348)
Net increase (decrease)	(2,184,137)	($28,558,296)	740,523	$9,420,578
Series II shares
Sold	114,571	$1,496,346	100,728	$1,290,165
Distributions reinvested	1,462	19,602	1,193	15,357
Repurchased	(57,393)	(746,779)	(63,054)	(825,683)
Net increase (decrease)	58,640	$769,169	38,867	$479,839
Series NAV shares
Sold	40,774,145	$525,092,103	5,262,501	$67,319,525
Distributions reinvested	809,192	10,839,868	310,840	3,994,292
Repurchased	(809,527)	(10,649,592)	(266,032)	(3,458,031)
Net increase (decrease)	40,773,810	$525,282,379	5,307,309	$67,855,786
Net increase (decrease)	38,648,313	$497,493,252	6,086,699	$77,756,203

Total Bond Market Trust B	Year ended 12-31-08		Year ended 12-31-07
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	1,881,685	$18,634,384	1,809,323	$17,879,397
Distributions reinvested	850,750	8,410,151	1,681,430	16,441,467
Repurchased	(3,527,275)	(34,981,554)	(2,280,935)	(22,863,526)
Net increase (decrease)	(794,840)	($7,937,019)	1,209,818	$11,457,338

Total Stock Market Index Trust	Year ended 12-31-08		Year ended 12-31-07
	Shares	Amount	Shares	Amount
Series I shares
Sold	3,822,599	$39,515,063	2,297,238	$31,035,153
Distributions reinvested	499,580	4,318,798	1,209,969	15,736,376
Repurchased	(1,773,781)	(18,821,283)	(1,372,387)	(18,579,288)
Net increase (decrease)	2,548,398	$25,012,578	2,134,820	$28,192,241
Series II shares
Sold	155,936	$1,511,119	5,202,343	$71,046,936
Distributions reinvested	107,857	957,282	308,818	3,990,139
Repurchased	(1,399,808)	(15,518,830)	(1,731,898)	(23,599,792)
Net increase (decrease)	(1,136,015)	($13,050,429)	3,779,263	$51,437,283
Series NAV shares
Sold	314,695	$3,488,679	186,802	$2,543,509
Distributions reinvested	204,847	1,804,329	684,804	8,913,758
Repurchased	(2,600,675)	(27,794,926)	(2,430,627)	(33,005,058)
Net increase (decrease)	(2,081,133)	($22,501,918)	(1,559,021)	($21,547,791)
Net increase (decrease)	(668,750)	($10,539,769)	4,355,062	$58,081,733

9.  PURCHASES AND SALES OF SECURITIES The following summarizes the securities transactions (excluding short-term investments) for the Portfolios for the year ended December 31, 2008:

	PURCHASES		SALES AND MATURITIES
PORTFOLIO	U.S. GOVERNMENT	OTHER ISSUERS	U.S. GOVERNMENT	OTHER ISSUERS
500 Index Trust	—	$3,079,087,177	—	$87,380,284
500 Index Trust B	—	67,999,149	—	132,036,020
Total Bond Market Trust A	$735,858,134	101,151,960	$322,388,449	18,967,561
Total Bond Market Trust B	70,895,503	39,099,065	86,492,946	30,949,987
Index Allocation Trust	—	149,801,430	—	18,624,320
International Equity Index Trust A	—	48,053,029	—	28,696,570
International Equity Index Trust B	—	52,180,975	—	50,628,240
Mid Cap Index Trust	—	345,083,112	—	298,234,744
Small Cap Index Trust	—	139,949,506	—	133,151,165
Total Stock Market Index Trust	—	18,029,734	—	40,516,355

For Index Allocation, the purchases and sales of the affiliated underlying funds during the year ended December 31, 2008 were $149,801,430 and $18,624,320, respectively.

10.  INVESTMENT IN AFFILIATED UNDERLYING FUNDS Index Allocation invests primarily in affiliated underlying funds that are managed by affiliates of the Adviser. The Portfolio does not invest in affiliated underlying funds for the purpose of exercising management or control; however, the Portfolio’s investment may represent a significant portion of each underlying fund’s net assets. A summary of the Portfolio’s investment in affiliated funds for the year ended December 31, 2008 is set forth below:

PORTFOLIO	Affiliate Series NAV	Percent of Underlying Funds’ Net Assets
Index Allocation	International Equity Index Trust A	22.6%
	Small Cap Index Trust	12.1%
	Total Bond Market Trust A	16.7%

50

11.  FUND MERGER On April 14, 2008, the shareholders of the Quantitative Mid Cap Trust voted to approve an Agreement and Plan of Reorganization (“the Agreement”) providing for (a) the acquisition of all the assets, subject to all of the liabilities, of the Quantitative Mid Cap Trust (the “Transferor Portfolio”) in exchange for a representative amount of shares of the Mid Cap Index Trust (the Acquiring Portfolio); (b) the liquidation of the Transferor Portfolio; and (c) the distribution to Transferor Portfolio shareholders of such Acquiring Portfolio shares. Based on the opinion of tax counsel, this reorganization does not qualify as a tax-free reorganization for federal income tax purposes and will be treated as a taxable transaction. The Acquiring Portfolio will not recognize gain or loss upon the receipt of the assets of the Transferor Portfolio. The expenses of the reorganization were borne by the Transferor Portfolio and the Acquiring Portfolio. The effective time of the reorganization occurred immediately after the close of regularly scheduled trading on the NYSE on April 25, 2008.

ACQUIRING PORTFOLIO	TRANSFEROR PORTFOLIO	ACQUIRED NET ASSET VALUE OF THE TRANSFEROR PORTFOLIO	APPRECIATION (DEPRECIATION) OF TRANSFEROR PORTFOLIO’S INVESTMENTS	SHARES ISSUED BY ACQUIRING PORTFOLIO	ACQUIRING PORTFOLIO NET ASSETS PRIOR TO COMBINATION	ACQUIRING PORTFOLIO TOTAL NET ASSETS AFTER COMBINATION
Mid Cap Index Trust	Quantitative Mid Cap Trust	$31,372,983	—	1,883,491	$797,282,606	$828,655,589

See Note 8 for capital shares issued in connection with the above referenced reorganization.

12.  EXPENSE RECAPTURE

Effective January 1, 2009, the Adviser may recapture operating expenses reimbursed or fees waived under previous expense limitation or waiver arrangements and made subsequent to January 1, 2009, for a period of three years following the beginning of the month in which such reimbursement or waivers occurred.

51

John Hancock Trust
Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Trust:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the portfolios (identified in Note 6) which are part of John Hancock Trust (the “Trust”) at December 31, 2008, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated (except as noted in the last paragraph of this report), in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

The financial highlights for periods ended on December 31, 2004 for 500 Index Trust B, International Equity Index Trust A, International Equity Index Trust B and Total Bond Market Trust B, were audited by other auditors whose report expressed an unqualified opinion thereon.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 26, 2009

52

John Hancock Trust
Federal Tax information (Unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions of the Portfolios, if any, paid during its taxable year ended December 31, 2008.

LONG TERM CAPITAL GAINS  The Portfolios below have designated the following amounts as capital gain dividends paid during the fiscal year.

PORTFOLIO	Capital Gains
500 Index Trust B	$6,271,606
Index Allocation Trust	137,575
International Equity Index Trust A	2,548,415
International Equity Index Trust B	4,171,068
Mid Cap Index Trust	17,692,910
Small Cap Index Trust	3,373,565
Total Stock Market Index Trust	715,022

53

John Hancock Trust
Trustees and Officers Information

The Trustees and Officers of the Trust, together with information as to their principal occupations during the past five years, are listed below. Each Trustee oversees all Trust portfolios.

INDEPENDENT TRUSTEES

Name, Address and Year of Birth	Position with the Trust[1]	Principal Occupation(s) and Other Directorships During Past Five Years
Charles L. Bardelis[2] 601 Congress Street Boston, MA 02210 Born: 1941	Trustee (since 1988)	Director, Island Commuter Corp. (Marine Transport). Trustee of John Hancock Fund II since 2005 and former Trustee of John Hancock Funds III (2005-2006).
Peter S. Burgess[2] 601 Congress Street Boston, MA 02210 Born: 1942	Trustee (since 2005)
Consultant (financial, accounting and auditing matters) (since 1999). Certified Public Accountant, Partner; Arthur Andersen (independent public accounting firm) (prior to 1999).
Director of the following publicly traded companies: PMA Capital Corporation (since 2004) and Lincoln Educational Services Corporation (since 2004).
Trustee of John Hancock Fund II since 2005 and former Trustee of John Hancock Funds III (2005-2006).

Elizabeth G. Cook[3] 601 Congress Street Boston, MA 02210 Born: 1937	Trustee (since 2005)
Expressive Arts Therapist, Massachusetts General Hospital (September 2001-June 2007); Expressive Arts Therapist, Dana Farber Cancer Institute (September 2000 to January 2004).
Trustee of John Hancock Funds II (since 2005) and former Trustee of John Hancock Funds III (2005-2006).

Theron S. Hoffman[3,4] Born: 1947	Trustee (since September 2008)
Trustee of John Hancock Trust and John Hancock Funds II (since September 2008); Chief Executive Officer, T. Hoffman Associates, LLC (2003-Present); Director, The Todd Organization (2003-Present); President, Westport Resources Management (2006-2008); Partner/Operating Head & Senior Managing Director, Putnam Investments (2000-2003).

Hassell H. McClellan[3] 601 Congress Street Boston, MA 02210 Born: 1945	Trustee (since 2005)
Associate Professor, The Graduate School of the Wallace E. Carroll School of Management, Boston College.
Trustee of John Hancock Funds II (since 2005) and former Trustee of John Hancock Funds III (2005-2006) .
Trustee of Phoenix Edge Series Fund (since 2008).

James M. Oates[3] 601 Congress Street Boston, MA 02210 Born: 1946	Chairman (since 2005) Trustee (since 2004)
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman, Emerson Investment Management, Inc. (since 2000); Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2006).
Director of the following publicly traded companies: Stifel Financial (since 1996); Investor Financial Services Corporation (since 1995); and Connecticut River Bancorp, Director (since 1998). Director, Virtus Investment Management (since 2009) and Emerson Investment Management (since 2000).
Trustee of John Hancock Funds II (since 2005) and former Trustee of John Hancock Funds III (2005-2006).

Steven M. Roberts[2,4] Born: 1944	Trustee (since September 2008)	Trustee of John Hancock Trust and John Hancock Funds II (since September 2008); Board of Governors Deputy Director, Federal Reserve System (2005-2008); Partner, KPMG (1987-2004).
F. David Rolwing[3] 601 Congress Street Boston, MA 02210 Born: 1934	Trustee (since 1997)	Former Chairman, President and CEO, Montgomery Mutual Insurance Company, 1991 to 1999. (Retired 1999).

54

John Hancock Trust
Trustees and Officers Information

NON-INDEPENDENT TRUSTEES

Name, Address and Year of Birth	Position with the Trust	Principal Occupation(s) and Other Directorships During Past Five Years
James R. Boyle[5] 601 Congress Street Boston, MA 02210 Born: 1959	Trustee (since 2005)
Executive Vice President, Manulife Financial Corporation (since 1999); Director and President, John Hancock Variable Life Insurance Company (since 2007); Director and Executive Vice President, John Hancock Life Insurance Company (since 2004); Chairman and Director, John Hancock Advisors, LLC (the Adviser), John Hancock Funds, LLC (John Hancock Funds) and The Berkeley Financial Group, LLC (The Berkeley Group) (holding company) (since 2005); Chairman and Director, John Hancock Investment Management Services, LLC (since 2006); Senior Vice President, The Manufacturers Life Insurance Company (U.S.A.) (until 2004).

Grace K. Fey[3,6] Born: 1946	Trustee (since September 2008)
Trustee of John Hancock Trust and John Hancock Funds II (since September 2008); Chief Executive Officer, Grace Fey Advisors (2007- Present); Director & Executive Vice President, Frontier Capital Management Company (1988-2007).

TRUSTEE EMERITUS
John D. Richardson[8] 601 Congress Street Boston, MA 02210 Born: 1938	Trustee (1997 to 2006) Trustee Emeritus (since December 2006)
Retired; Former Senior Executive Vice President, Office of the President, Manulife Financial, February 2000 to March 2002 (Retired, March 2002); Executive Vice President and General Manager, U.S. Operations, Manulife Financial, January 1995 to January 2000.
Director of BNS Split Corp. and BNS Split Corp. II, publicly traded companies listed on the Toronto Stock Exchange (2005-2007).

OFFICERS OF THE TRUST
Keith F. Hartstein[7] Born: 1956	President and Chief Executive Officer (since 2005)
Senior Vice President, Manulife Financial Corporation (since 2004); Director, President and Chief Executive Officer, the Adviser, The Berkeley Group, John Hancock Funds, LLC (since 2005); Director, MFC Global Investment Management (U.S.), LLC (“MFC Global (U.S.)”) (since 2005); Chairman and Director, John Hancock Signature Services, Inc. (since 2005); Director, President and Chief Executive Officer, John Hancock Investment Management Services, LLC (since 2006); President and Chief Executive Officer, John Hancock Funds II, John Hancock Funds III, and John Hancock Trust; Director, Chairman and President, NM Capital Management, Inc. (since 2005); Member and former Chairman, Investment Company Institute Sales Force Marketing Committee (since 2003); President and Chief Executive Officer, MFC Global (U.S.) (2005-2006); Executive Vice President, John Hancock Funds, LLC (until 2005).

Thomas M. Kinzler[7] Born: 1955	Secretary and Chief Legal Officer (since 2006)
Vice President and Counsel, John Hancock Life Insurance Company (U.S.A.) (since 2006); Secretary and Chief Legal Officer, John Hancock Funds, John Hancock Funds II and John Hancock Trust (since 2006); Vice President and Associate General Counsel, Massachusetts Mutual Life Insurance Company (1999-2006); Secretary and Chief Legal Counsel, MML Series Investment Fund (2000-2006); Secretary and Chief Legal Counsel, MassMutual Institutional Funds (2000-2004); Secretary and Chief Legal Counsel, MassMutual Select Funds and MassMutual Premier Funds (2004-2006).

Francis V. Knox, Jr.[7] Born: 1947	Chief Compliance Officer (since 2005)
Vice President and Chief Compliance Officer, John Hancock Investment Management Services, LLC, the Adviser and MFC Global (U.S.) (since 2005); Vice President and Chief Compliance Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2005); Vice President and Assistant Treasurer, Fidelity Group of Funds (until 2004); Vice President and Ethics & Compliance Officer, Fidelity Investments (until 2001).

55

John Hancock Trust
Trustees and Officers Information

Name, Address and Year of Birth	Position with the Trust	Principal Occupation(s) and Other Directorships During Past Five Years
Charles A. Rizzo[7] Born: 1957	Chief Financial Officer (since 2005)
Chief Financial Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2007); Assistant Treasurer, Goldman Sachs Mutual Fund Complex (registered investment companies) (2005-2007); Vice President, Goldman Sachs (2005-2007); Managing Director and Treasurer of Scudder Funds, Deutsche Asset Management (2003-2005); Director, Tax and Financial Reporting, Deutsche Asset Management (2002-2003); Vice President and Treasurer, Deutsche Global Fund Services (Deutsche Registered Investment Companies) (1999-2002).

Gordon M. Shone[7] Born: 1956	Treasurer (since 2005)
Senior Vice President, John Hancock Life Insurance Company (U.S.A.) (since 2001); Treasurer for John Hancock Funds (since 2006); John Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2005); Vice President and Chief Financial Officer, John Hancock Trust (2003-2005); Vice President, John Hancock Investment Management Services, LLC, John Hancock Advisers, LLC (since 2006), and The Manufacturers Life Insurance Company (U.S.A.) (1998-2000).

John G. Vrysen[7] Born: 1955	Chief Operating Officer (since 2005)
Senior Vice President, MFC (since 2006); Director, Executive Vice President and Chief Operating Officer, the Adviser, The Berkley Group, John Hancock Investment Management Services, LLC and John Hancock Funds, LLC (since 2007); Chief Operating Officer, John Hancock Funds (“JHF”), John Hancock Funds II (“JHF II”), John Hancock Funds III (JHF III“) and John Hancock Trust (”JHT“) (since 2007), Director, John Hancock Signature Services, Inc. (since 2005); Chief Financial Officer, the Adviser, The Berkley Group, MFC Global Investment Management (US), John Hancock Investment Management Services, LLC, John Hancock Funds, LLC, JHF, JHF II, JHF III and JHT (2005-2007); Vice President, MFC (until 2006).

1	Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified. Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) with cause or without cause, by the action of two-thirds of the remaining Trustees or by action of two-thirds of the outstanding Shares of the Trust.

2	Member of Audit Committee

3	Member of Compliance Committee.

4	Mr. Hoffman and Mr. Roberts were appointed by the Board as Trustees on September 26, 2008.

5	The Trustee is an “interested person” (as defined in the 1940 Act) due to his position with Manulife Financial Corporation (or its affiliates), the ultimate controlling parent of the investment adviser.

6	Ms. Fey was appointed by the Board as Trustee on September 26, 2008 and is an “interested person” (as defined in the 1940 Act) due to her prior position with a subadviser to the Trust.

7	Affiliated with the Adviser.

8	Mr. Richardson retired as Trustee effective December 14, 2006. On such date, Mr. Richardson became Trustee Emeritus.

56

John Hancock Trust
For More Information

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information, a separate document with supplemental information not contained in the Prospectus, includes additional information on the Board of Trustees and can be obtained without charge by calling 1-800-344-1029 or on the Securities and Exchange Commission (“SEC”) Web site at www.sec.gov.

PROXY VOTING POLICY A description of the Trust’s proxy voting policies and procedures and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 1-800-344-1029 or on the SEC Web site at www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE The Trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available electronically on the SEC Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth Street, N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

57

John Hancock Trust
Annual Report — Table of Contents

Manager’s Commentary and Portfolio Performance (See below for each Portfolio’s page #)	4
Shareholder Expense Example	10
Portfolio of Investments (See below for each Portfolio’s page #)	12–14
Statements of Assets and Liabilities	15
Statements of Operations	16
Statements of Changes in Net Assets	17
Financial Highlights	18
Notes to Financial Statements	21
Report of Independent Registered Public Accounting Firm	29
Tax Information (Unaudited)	30
Trustees and Officers	31
For More Information	34

Portfolio	Manager’s Commentary & Portfolio Performance	Portfolio of Investments
Lifestyle Aggressive Trust	5	12
Lifestyle Growth Trust	6	12
Lifestyle Balanced Trust	7	12
Lifestyle Moderate Trust	8	13
Lifestyle Conservative Trust	9	13

3

John Hancock Trust
Manager’s Commentary and Portfolio Performance

Trust Performance

In the following pages, we have set forth information regarding the performance of each Lifestyle Portfolio of the John Hancock Trust (the “Trust”). There are several ways to evaluate a Portfolio’s historical performance. One can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. With respect to all performance information presented, it is important to understand that past performance does not guarantee future results. Return and principal fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance Tables

The Performance Tables show two types of total return information: cumulative and average annual total returns. A cumulative total return is an expression of a Portfolio’s total change in share value in percentage terms over a set period of time — one, five and ten years (or since the Portfolio’s inception if less than the applicable period). An average annual total return takes the Portfolio’s cumulative total return for a time period greater than one year and shows what would have happened if the Portfolio had performed at a constant rate each year. The tables show all cumulative and average annual total returns, net of fees and expenses of the Trust, but do not reflect the insurance (separate account) expenses (including a possible contingent deferred sales charge) of the variable annuity and variable life products that invest in the Trust. If these were included, performance would be lower.

Graph — Change in Value of $10,000 Investment and Comparative Indices

The performance graph for each Portfolio shows the change in value of a $10,000 investment over the life or ten-year period of each Portfolio, whichever is shorter. Each Portfolio’s performance is compared with the performance of one or more broad-based securities indices as a “benchmark.” All performance information includes the reinvestment of dividends and capital gain distributions, as well as the deduction of ongoing management fees and Portfolio operating expenses. The benchmarks used for comparison are unmanaged and include reinvestment of dividends and capital gains distributions, if any, but do not reflect any fees or expenses. Portfolios that invest in multiple asset classes are compared with a customized benchmark. This benchmark is comprised of a set percentage allocation from each of the asset classes in which the Portfolio invests.

Portfolio Manager’s Commentary

Finally, we have provided a commentary by each portfolio manager regarding each Portfolio’s performance during the period ended December 31, 2008. The views expressed are those of the portfolio manager as of December 31, 2008, and are subject to change based on market and other conditions. Information about a Portfolio’s holdings, asset allocation or country diversification is historical and is no indication of future portfolio composition, which will vary. Information provided in this report should not be considered a recommendation to purchase or sell securities. The Portfolios are not insured by the FDIC; are not a deposit or other obligation of, or guaranteed, by banks; and are subject to investment risks, including loss of principal amount invested. For a more detailed discussion of the risks associated with the Portfolios, see the Trust prospectus.

“Standard & Poor’s,” “Standard & Poor’s 500” and “S&P 500” are trademarks of The McGraw-Hill Companies, Inc. “Barclays Capital” is a registered trademark of Barclays Bank PLC. None of the Lifestyle Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust.

4

Lifestyle Aggressive Trust
Subadviser: MFC Global Investment Management (U.S.A.) Limited Portfolio Manager: Steve Orlich

INVESTMENT OBJECTIVE & POLICIES ▶ To achieve long-term growth of capital by investing 100% of the Portfolio’s assets in other portfolios of the Trust (underlying portfolios) that invest primarily in equity securities. The Lifestyle Aggressive Trust may also invest up to 10% of its assets in fixed-income securities. Current income is not a consideration.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weightings* Equity Asset Allocation	% of Total
U.S. Large Cap	43.34
U.S. Mid Cap	12.01
International Small Cap	10.94
International Large Cap	8.99
U.S. Small Cap	8.60
International Mid Cap	5.96
Natural Resources	3.00
Emerging Markets	3.00
Large Cap	2.15
Small Growth	2.01
Total	100.00

* Percentages are based on net assets as of 12-31-2008

PORTFOLIO MANAGER’S COMMENTARY

Performance ▶ For the year, the Lifestyle Aggressive Trust Series I returned –41.99%, underperforming the –37.00% return of the S&P 500 Index.

Environment ▶ U.S. stocks finished 2008 with their worst performance since 1931, as the credit crisis that had begun in the subprime mortgage sector broadened into a full-scale recession. The second half of the year was particularly harsh for investors. After a series of shocks during September — including the bankruptcy of investment bank Lehman Brothers and government bailouts of mortgage securitizers Fannie Mae and Freddie Mac — stocks tumbled in October. During the fourth quarter, extreme market volatility was the norm.

Against this backdrop, the blue-chip Dow Jones Industrial Average finished the year with a –31.93% return, while the S&P 500 Index registered a –37.00% return. Value-style investing outperformed growth across all market capitalization groups. Mid-cap shares trailed both small-caps and large-caps. Foreign stocks turned in dismal returns, as reflected in the MSCI EAFE

Index’s –43.06% result. Emerging markets fared even worse amid the general flight from risk, with the MSCI Emerging Markets Index taking a –53.33% hit.

High-quality, fixed-income securities were the one bright spot of the investment landscape. Long-term Treasury bonds performed best, but Treasuries posted positive returns across the board, except for Treasury Inflation-Protected Securities, which sold off in the fourth quarter on deflation fears. The 10-year Treasury yield fell during the year from just over 4.00% to 2.24%, which boosted prices and helped lift the Barclays Capital U.S. Aggregate Bond Index to a 5.24% gain for the year.

Asset allocation had a negative impact on the portfolio, as the benefit of exposure to U.S. small-cap stocks was more than offset by an allocation to domestic mid-caps, and by exposure to foreign equities, which accounted for roughly 29% of the portfolio. Results relative to the broad benchmark also were hurt by the challenging performance of some of our individual managers.

Core Equity (Legg Mason) was a significant detractor. The fund’s exposure to beaten-down stocks in the Financials and Consumer Discretionary sectors contributed to its underper-formance. After considerable deliberation, we removed Core Equity Trust from the portfolio and replaced it with Alpha Opportunities (Wellington), a unique fund combining traditional growth, value and more eclectic styles, in an attempt to deliver consistent outperformance over time. We also made some adjustments to our small-cap growth lineup, eliminating Small Cap (Independence) and adding positions in Small Cap Growth (Wellington) and Smaller Company Growth (Frontier/MFC Global U.S./ Perimeter).

Other detractors included Blue Chip Growth (T. Rowe Price), which had a disappointing showing due to an overweighting in Financials and an underweighting in Consumer Staples. Conversely, performance was aided by U.S. Multi Sector (GMO), which benefited from its overall quality bias and from underweighting Financials and overweighting Consumer Staples.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return

Periods Ending December 31, 2008	1-year	5-year	10-year	5-year	10-year

Lifestyle Aggressive Trust Series I (began 1/7/97)	–41.99%	–1.37%	–0.67%	–6.65%	–6.47%
Lifestyle Aggressive Trust Series II2 (began 1/28/02)	–42.10%	–1.52%	–0.75%	–7.38%	–7.21%
Lifestyle Aggressive Trust Series NAV[3] (began 4/29/05)	–41.94%	–1.33%	–0.65%	–6.49%	–6.32%
S&P 500 Index	–37.00%	–2.19%	–1.38%	–10.47%	–13.00%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2

Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3

Series NAV shares were first offered on April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.

5

Lifestyle Growth Trust
Subadviser: MFC Global Investment Management (U.S.A.) Limited Portfolio Manager: Steve Orlich

INVESTMENT OBJECTIVE & POLICIES ▶ To achieve long-term growth of capital by investing approximately 10–30% of the Portfolio’s assets in underlying portfolios that invest primarily in fixed-income securities and approximately 70–90% of its assets in underlying portfolios that invest primarily in equity securities. Variations in the target percentage allocation between underlying portfolios which invest primarily in equity securities and underlying portfolios which invest primarily in fixed-income securities are permitted up to 10% in either direction. Current income is also a consideration.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weightings* Equity Asset Allocation	% of Total
U.S. Large Cap	42.77
International Small Cap	5.36
U.S. Mid Cap	4.50
International Large Cap	4.32
U.S. Small Cap	3.71
International Mid Cap	2.97
Real Estate	2.70
Large Cap	1.63
Emerging Markets	1.53
Natural Resources	1.28
Small Growth	0.91
Total Equity	71.68

Fixed Income Asset Allocation
High Yield Bond	7.90
Intermediate Bond	6.14
Multi-Sector Bond	5.28
Treasury Inflation-Protected Securities	4.19
Bank Loan	3.38
Global Bond	1.43
Total Fixed Income	28.32
Total	100.00

* Percentages are based on net assets as of 12-31-2008

PORTFOLIO MANAGER’S COMMENTARY

Performance ▶ For the year, the Lifestyle Growth Trust Series I returned –36.56%, under-performing the –29.83% return of the Combined Index.

Environment ▶ U.S. stocks finished 2008 with their worst performance since 1931, as the credit crisis that had begun in the subprime mortgage sector broadened into a full-scale recession. The second half of the year was particularly harsh for investors. After a series of shocks during September — including the bankruptcy of investment bank Lehman Brothers and government bailouts of mortgage securitizers Fannie Mae and Freddie Mac — stocks tumbled in October. During the fourth quarter, extreme market volatility was the norm.

Against this backdrop, the blue-chip Dow Jones Industrial Average finished the year with a –31.93% return, while the S&P 500 Index registered a –37.00% return. Value-style investing outperformed growth across all market capitalization groups. Mid-cap shares trailed both small-caps and large-caps. Foreign stocks turned in dismal returns, as reflected in the MSCI EAFE Index’s –43.06% result. Emerging markets fared even worse amid the general flight from risk, with the MSCI Emerging Markets Index taking a –53.33% hit.

High-quality, fixed-income securities were the one bright spot of the investment landscape. Long-term Treasury bonds performed best, but Treasuries posted positive returns across the board, except for Treasury Inflation-Protected Securities, which sold off in the fourth quarter on deflation fears. The 10-year Treasury yield fell during the year from just over 4.00% to 2.24%, which boosted prices and helped lift the Barclays Capital U.S. Aggregate Bond Index to a 5.24% gain for the year.

Asset allocation had a negative impact on the portfolio, as the benefit of exposure to U.S. small-cap stocks was more than offset by an allocation to domestic mid-caps and by exposure to foreign equities. Within fixed income, allocations to high-yield bonds, bank loans and Treasury Inflation-Protected Securities (TIPS) detracted, while exposure to global bonds benefited the portfolio. Results relative to the broad benchmark also were hurt by the challenging performance of some of our individual managers.

Core Equity (Legg Mason) was a significant detractor. The fund’s exposure to beaten-down stocks in the Financials and Consumer Discretionary sectors contributed to its underperformance. After considerable deliberation, we removed Core Equity Trust from the portfolio and replaced it with Alpha Opportunities (Wellington), a unique fund combining traditional growth, value and more eclectic styles, in an attempt to deliver consistent outperformance over time. We also made some adjustments to our small-cap growth lineup, eliminating Small Cap (Independence) and adding positions in Small Cap Growth (Wellington) and Smaller Company Growth (Frontier/MFC Global U.S./Perimeter).

Other detractors included Blue Chip Growth (T. Rowe Price), which had a disappointing showing due to an overweighting in Financials and an underweighting in Consumer Staples. Conversely, performance was aided by U.S. Multi Sector (GMO), which benefited from its overall quality bias and from underweighting Financials and overweighting Consumer Staples.

Over the course of the fourth quarter, we gradually reduced the equity allocation in Lifestyle Growth to 71%, down from a historical average of 80%. This represents the low end of the normal range noted in the portfolio’s investment objective, which allows for a 10% variation, up or down, from the typical weighting of 80% equity/20% fixed income. Given the continued outlook for unsettled equity markets and heightened volatility, there are no current plans to return to historical allocations for the foreseeable future.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return

Periods Ending December 31, 2008	1-year	5-year	10-year	5-year	10-year

Lifestyle Growth Trust Series I (began 1/7/97)	–36.56%	–0.74%	0.74%	–3.66%	7.62%
Lifestyle Growth Trust Series II2 (began 1/28/02)	–36.67%	–0.89%	0.65%	–4.36%	6.74%
Lifestyle Growth Trust Series NAV[3] (began 4/29/05)	–36.53%	–0.70%	0.76%	–3.45%	7.85%
S&P 500 Index	–37.00%	–2.19%	–1.38%	–10.47%	–13.00%
Combined Index[4]	–29.83%	–0.71%	0.19%	–3.52%	1.95%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2

Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3

Series NAV shares were first offered on April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.

4	The Combined Index is made up of 80% S&P 500 Index and 20% of the Barclays Capital U.S. Aggregate Bond Index.

6

Lifestyle Balanced Trust
Subadviser: MFC Global Investment Management (U.S.A.) Limited Portfolio Manager: Steve Orlich

INVESTMENT OBJECTIVE & POLICIES ▶ To achieve a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The Portfolio invests approximately 30–50% of the portfolio’s assets in underlying portfolios that invest primarily in fixed-income securities and approximately 50–70% of its assets in underlying portfolios that invest primarily in equity securities. Variations in the target percentage allocation between underlying portfolios which invest primarily in equity securities and underlying portfolios which invest primarily in fixed-income securities are permitted up to 10% in either direction. Current income is also a consideration.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weightings* Equity Asset Allocation	% of Total
U.S. Large Cap	33.92
International Small Cap	3.67
Real Estate	3.12
International Mid Cap	2.30
U.S. Small Cap	2.07
U.S. Mid Cap	1.68
Emerging Markets	1.55
Large Cap	1.38
International Large Cap	1.33
Natural Resources	0.95
Short Term Securities	0.01
Total Equity	51.98

Fixed Income Asset Allocation
Intermediate Bond	14.37
High Yield Bond	13.13
Multi-Sector Bond	11.06
Treasury Inflation-Protected Securities	5.19
Global Bond	2.24
Bank Loan	2.03
Total Fixed Income	48.02
Total	100.00

* Percentages are based on net assets as of 12-31-2008

PORTFOLIO MANAGER’S COMMENTARY

Performance ▶ For the year, the Lifestyle Balanced Trust Series I returned –31.30%, underper-forming the –22.06% return of the Combined Index.

Environment ▶ U.S. stocks finished 2008 with their worst performance since 1931, as the credit crisis that had begun in the subprime mortgage sector broadened into a full-scale recession. The second half of the year was particularly harsh for investors. After a series of shocks during Septem-ber — including the bankruptcy of investment bank Lehman Brothers and government bailouts of mortgage securitizers Fannie Mae and Freddie Mac — stocks tumbled in October. During the fourth quarter, extreme market volatility was the norm.

Against this backdrop, the blue-chip Dow Jones Industrial Average finished the year with a –31.93% return, while the S&P 500 Index registered a –37.00% return. Value-style investing outperformed growth across all market capitalization groups. Mid-cap shares trailed both small-caps and large-caps. Foreign stocks turned in dismal returns, as reflected in the MSCI EAFE Index’s –43.06% result. Emerging markets fared even worse amid the general flight from risk, with the MSCI Emerging Markets Index taking a –53.33% hit.

High-quality, fixed-income securities were the one bright spot of the investment landscape. Long-term Treasury bonds performed best, but Treasuries posted positive returns across the board, except for Treasury Inflation-Protected Securities, which sold off in the fourth quarter on deflation fears. The 10-year Treasury yield fell during the year from just over 4.00% to 2.24%, which boosted prices and helped lift the Barclays Capital U.S. Aggregate Bond Index to a 5.24% gain for the year.

Asset allocation had a negative impact on the portfolio, as the benefit of exposure to U.S. small-cap stocks was more than offset by an allocation to domestic mid-caps and by exposure to foreign equities. Within fixed income, allocations to high-yield bonds, bank loans and Treasury Inflation-Protected Securities (TIPS) detracted, while exposure to global bonds benefited the portfolio. Results relative to the broad benchmark also were hurt by the challenging performance of some of our individual managers.

Core Equity (Legg Mason) was a significant detractor. The fund’s exposure to beaten-down stocks in the Financials and Consumer Discretionary sectors contributed to its underperformance. After considerable deliberation, we removed Core Equity Trust from the portfolio and replaced it with Alpha Opportunities (Wellington), a unique fund combining traditional growth, value and more eclectic styles, in an attempt to deliver consistent outperformance over time.

Other detractors included Blue Chip Growth (T. Rowe Price), which had a disappointing showing due to an overweighting in Financials and an underweighting in Consumer Staples. High Income (MFC Global U.S.), a high-yield bond fund, underperformed because of overweightings in airlines and gaming. Conversely, performance was aided by U.S. Multi Sector (GMO), which benefited from its overall quality bias and from underweighting Financials and overweighting Consumer Staples.

Over the course of the fourth quarter, we gradually reduced the equity allocation in Lifestyle Balanced to 51%, down from a historical average of 60%. This represents the low end of the normal range noted in the portfolio’s investment objective, which allows for a 10% variation, up or down, from the typical weighting of 60% equity/ 40% fixed income. Given the continued outlook for unsettled equity markets and heightened volatility, there are no current plans to return to historical allocations for the foreseeable future.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return

Periods Ending December 31, 2008	1-year	5-year	10-year	5-year	10-year

Lifestyle Balanced Trust Series I (began 1/7/97)	–31.30%	0.01%	2.02%	0.03%	22.18%
Lifestyle Balanced Trust Series II2 (began 1/28/02)	–31.45%	–0.16%	1.94%	–0.78%	21.18%
Lifestyle Balanced Trust Series NAV[3] (began 4/29/05)	–31.28%	0.04%	2.04%	0.18%	22.36%
S&P 500 Index	–37.00%	–2.19%	–1.38%	–10.47%	–13.00%
Combined Index[4]	–22.06%	0.71%	1.69%	3.61%	18.20%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2

Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3

Series NAV shares were first offered on April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.

4	The Combined Index is made up of 60% S&P 500 Index and 40% of the Barclays Capital U.S. Aggregate Bond Index.

7

Lifestyle Moderate Trust
Subadviser: MFC Global Investment Management (U.S.A.) Limited Portfolio Manager: Steve Orlich

INVESTMENT OBJECTIVE & POLICIES ▶ To achieve a balance between a high level of current income and growth of capital with a greater emphasis on income by investing approximately 60% of the Portfolio’s assets in underlying portfolios that invest primarily in fixed-income securities and approximately 40% of its assets in underlying portfolios that invest primarily in equity securities. Variations in the target percentage allocation between underlying portfolios which invest primarily in equity securities and underlying portfolios which invest primarily in fixed-income securities are permitted up to 10% in either direction.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weightings* Equity Asset Allocation	% of Total
U.S. Large Cap	20.76
International Mid Cap	3.92
International Large Cap	3.87
Real Estate	3.13
U.S. Small Cap	3.00
International Small Cap	2.90
U.S. Mid Cap	2.06
Total Equity	39.64

Fixed Income Asset Allocation
Intermediate Bond	21.66
Multi-Sector Bond	14.45
High Yield Bond	12.29
Global Bond	3.95
Treasury Inflation-Protected Securities	2.94
Bank Loan	2.90
Long Term Bond	2.17
Total Fixed Income	60.36
Total	100.00

* Percentages are based on net assets as of 12-31-2008

PORTFOLIO MANAGER’S COMMENTARY

Performance ▶ For the year, the Lifestyle Moderate Trust Series I returned –24.23%, underper-forming the –13.65% return of the Combined Index.

Environment ▶ U.S. stocks finished 2008 with their worst performance since 1931, as the credit crisis that had begun in the subprime mortgage sector broadened into a full-scale recession. The second half of the year was particularly harsh for investors. After a series of shocks during September — including the bankruptcy of investment bank Lehman Brothers and government bailouts of mortgage securitizers Fannie Mae and Freddie Mac — stocks tumbled in October. During the fourth quarter, extreme market volatility was the norm.

Against this backdrop, the blue-chip Dow Jones Industrial Average finished the year with a –31.93% return, while the S&P 500 Index registered a –37.00% return. Value-style investing outperformed growth across all market capitalization groups. Mid-cap shares trailed both small-caps and large-caps. Foreign stocks turned in dismal returns, as reflected in the MSCI EAFE Index’s –43.06% result. Emerging markets fared even worse amid the general flight from risk, with the MSCI Emerging Markets Index taking a –53.33% hit.

High-quality, fixed-income securities were the one bright spot of the investment landscape. Long-term Treasury bonds performed best, but Treasuries posted positive returns across the board, except for Treasury Inflation-Protected Securities, which sold off in the fourth quarter on deflation fears. The 10-year Treasury yield fell during the year from just over 4.00% to 2.24%, which boosted prices and helped lift the Barclays Capital U.S. Aggregate Bond Index to a 5.24% gain for the year.

Asset allocation had a negative impact on the portfolio, particularly within fixed income where allocations to high-yield bonds, bank loans and Treasury Inflation-Protected Securities (TIPS) detracted, while exposure to global bonds benefited the portfolio. Within equities, the benefit of an allocation to U.S. small cap stocks was offset by an allocation to domestic mid-caps and by exposure to foreign equities. Results relative to the broad benchmark also were hurt by the challenging performance of some of our individual managers.

Core Equity (Legg Mason) was a significant detractor. The fund’s exposure to beaten-down stocks in the Financials and Consumer Discretionary sectors contributed to its underper-formance. After considerable deliberation, we removed Core Equity Trust from the portfolio and replaced it with Index 500 (MFC Global U.S.A.).

Other detractors included Active Bond (MFC Global U.S./Declaration), which lagged in part due to its exposure to high-yield securities. High Income (MFC Global U.S.), a high-yield bond fund, underperformed because of overweightings in airlines and gaming. Conversely, performance was aided by U.S. Multi Sector (GMO), which benefited from its overall quality bias and from underweighting Financials and Consumer Staples.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return

Periods Ending December 31, 2008	1-year	5-year	10-year	5-year	10-year

Lifestyle Moderate Trust Series I (began 1/7/97)	–24.23%	0.37%	2.47%	1.87%	27.63%
Lifestyle Moderate Trust Series II2 (began 1/28/02)	–24.36%	0.23%	2.39%	1.14%	26.69%
Lifestyle Moderate Trust Series NAV[3] (began 4/29/05)	–24.16%	0.42%	2.49%	2.10%	27.91%
Barclays Capital U.S. Aggregate Bond Index	5.24%	4.65%	5.63%	25.52%	72.97%
Combined Index[4]	–13.65%	2.08%	3.09%	10.85%	35.59%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2

Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3

Series NAV shares were first offered on April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.

4	The Combined Index is made up of 40% S&P 500 Index and 60% of the Barclays Capital U.S. Aggregate Bond Index.

8

Lifestyle Conservative Trust
Subadviser: MFC Global Investment Management (U.S.A.) Limited Portfolio Manager: Steve Orlich

INVESTMENT OBJECTIVE & POLICIES ▶ To achieve a high level of current income with some consideration given to growth of capital by investing approximately 80% of the Portfolio’s assets in underlying portfolios that invest primarily in fixed-income securities and approximately 20% of its assets in underlying portfolios that invest primarily in equity securities. Variations in the target percentage allocation between underlying portfolios which invest primarily in equity securities and underlying portfolios which invest primarily in fixed-income securities are permitted up to 10% in either direction.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weightings* Equity Asset Allocation	% of Total
U.S. Large Cap	11.19
Real Estate	5.37
International Mid Cap	2.04
International Small Cap	2.02
Total Equity	20.62

Fixed Income Asset Allocation
Intermediate Bond	31.58
Multi-Sector Bond	16.91
High Yield Bond	9.20
Global Bond	6.04
Short-Term Bond	5.73
Bank Loan	3.98
Long Term Bond	3.00
Treasury Inflation-Protected Securities	2.94
Total Fixed Income	79.38
Total	100.00

* Percentages are based on net assets as of 12-31-2008

PORTFOLIO MANAGER’S COMMENTARY

Performance ▶ For the year, the Lifestyle Conservative Trust Series I returned –15.57%, under-performing the –4.56% return of the Combined Index.

Environment ▶ U.S. stocks finished 2008 with their worst performance since 1931, as the credit crisis that had begun in the subprime mortgage sector broadened into a full-scale recession. The second half of the year was particularly harsh for investors. After a series of shocks during September — including the bankruptcy of investment bank Lehman Brothers and government bailouts of mortgage securitizers Fannie Mae and Freddie Mac — stocks tumbled in October. During the fourth quarter, extreme market volatility was the norm.

Against this backdrop, the blue-chip Dow Jones Industrial Average finished the year with a –31.93% return, while the S&P 500 Index registered a –37.00% return. Value-style investing outperformed growth across all market capitalization groups. Mid-cap shares trailed both small-caps and large-caps. Foreign stocks turned in dismal returns, as reflected in the MSCI EAFE Index’s –43.06% result. Emerging markets fared even worse amid the general flight from risk, with the MSCI Emerging Markets Index taking a –53.33% hit.

High-quality, fixed-income securities were the one bright spot of the investment landscape. Long-term Treasury bonds performed best, but Treasuries posted positive returns across the board, except for Treasury Inflation-Protected Securities, which sold off in the fourth quarter on deflation fears. The 10-year Treasury yield fell during the year from just over 4.00% to 2.24%, which boosted prices and helped lift the Barclays Capital U.S. Aggregate Bond Index to a 5.24% gain for the year.

Asset allocation had a negative impact on the portfolio, as the benefit of exposure to global bonds and short-term Treasuries was more than offset by allocations to high-yield bonds, bank loans and Treasury Inflation-Protected Securities (TIPS). Results relative to the broad benchmark also were hurt by the challenging performance of some of our individual managers.

One of the largest detractors was Active Bond (MFC Global U.S./Declaration), which lagged in part due to its exposure to high-yield securities. Another underperformer was High Income (MFC Global U.S.), which was hurt by overweightings in airlines and gaming. Other lagging holdings included High Yield (WAMCO) and Global Bond (PIMCO), which trailed its benchmark due to an overweighting in corporate bonds, primarily in the Financial sector. Conversely, a small position in International Core (GMO), benefited from an overweighting in the relatively strong Health Care sector.

PERFORMANCE TABLE[1]	Average Annual Total Return			Cumulative Total Return

Periods Ending December 31, 2008	1-year	5-year	10-year	5-year	10-year

Lifestyle Conservative Trust Series I (began 1/7/97)	–15.57%	1.51%	3.53%	7.78%	41.52%
Lifestyle Conservative Trust Series II2 (began 1/28/02)	–15.67%	1.36%	3.45%	6.98%	40.41%
Lifestyle Conservative Trust Series NAV[3] (began 4/29/05)	–15.43%	1.57%	3.56%	8.09%	41.93%
Barclays Capital U.S. Aggregate Bond Index	5.24%	4.65%	5.63%	25.52%	72.97%
Combined Index[4]	–4.56%	3.40%	4.41%	18.17%	53.93%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2

Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3

Series NAV shares were first offered on April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.

4	The Combined Index is made up of 20% S&P 500 Index and 80% of the Barclays Capital U.S. Aggregate Bond Index.

9

John Hancock Trust
Shareholder Expense Example

As a shareholder of John Hancock Trust, you incur ongoing costs, such as management fees, distribution (12b-1) fees and other expenses. In addition to the operating expenses that the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the operating expenses of the underlying funds in which the Portfolio invests. Because the underlying funds have varied operating expenses and transaction costs and the Portfolio may own different proportions of the underlying funds at different times, the amount of expenses incurred indirectly by the Portfolio will vary. Had these indirect expenses been reflected in the following analysis, total expenses would be higher than amounts shown.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the portfolios so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the period and held for the entire period (July 1, 2008 through December 31, 2008).

Actual expenses:

The first line of each share class in the table below and on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table below and on the following pages provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed annualized rate of return of 5% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs and insurance-related charges. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/2008	Ending Account Value 12/31/2008	Expenses Paid During Period [1] 7/1/2008– 12/31/2008	Annualized Expense Ratio [2,3]
Lifestyle Aggressive Trust
Series I — Actual	$1,000.00	$647.70	$0.58	0.14%
Series I — Hypothetical (5% of annualized return before expenses)	1,000.00	1,024.40	0.71	0.14%
Series II — Actual	1,000.00	646.70	1.37	0.33%
Series II — Hypothetical (5% of annualized return before expenses)	1,000.00	1,023.50	1.68	0.33%
Series NAV — Actual	1,000.00	647.40	0.37	0.09%
Series NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,024.70	0.46	0.09%
Lifestyle Growth Trust
Series I — Actual	$1,000.00	$695.20	$0.51	0.12%
Series I — Hypothetical (5% of annualized return before expenses)	1,000.00	1,024.50	0.61	0.12%
Series II — Actual	1,000.00	694.70	1.36	0.32%
Series II — Hypothetical (5% of annualized return before expenses)	1,000.00	1,023.50	1.63	0.32%
Series NAV — Actual	1,000.00	695.40	0.34	0.08%
Series NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,024.70	0.41	0.08%
Lifestyle Balanced Trust
Series I — Actual	$1,000.00	$736.50	$0.52	0.12%
Series I — Hypothetical (5% of annualized return before expenses)	1,000.00	1,024.50	0.61	0.12%
Series II — Actual	1,000.00	736.30	1.40	0.32%
Series II — Hypothetical (5% of annualized return before expenses)	1,000.00	1,023.50	1.63	0.32%
Series NAV — Actual	1,000.00	736.60	0.39	0.09%
Series NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,024.70	0.46	0.09%

10

John Hancock Trust
Shareholder Expense Example

	Beginning Account Value 7/1/2008	Ending Account Value 12/31/2008	Expenses Paid During Period [1] 7/1/2008– 12/31/2008	Annualized Expense Ratio [2,3]
Lifestyle Moderate Trust
Series I — Actual	$1,000.00	$796.90	$0.54	0.12%
Series I — Hypothetical (5% of annualized return before expenses)	1,000.00	1,024.50	0.61	0.12%
Series II — Actual	1,000.00	796.40	1.49	0.33%
Series II — Hypothetical (5% of annualized return before expenses)	1,000.00	1,023.50	1.68	0.33%
Series NAV — Actual	1,000.00	797.60	0.36	0.08%
Series NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,024.70	0.41	0.08%
Lifestyle Conservative Trust
Series I — Actual	$1,000.00	$864.70	$0.56	0.12%
Series I — Hypothetical (5% of annualized return before expenses)	1,000.00	1,024.50	0.61	0.12%
Series II — Actual	1,000.00	864.40	1.55	0.33%
Series II — Hypothetical (5% of annualized return before expenses)	1,000.00	1,023.50	1.68	0.33%
Series NAV — Actual	1,000.00	865.40	0.38	0.08%
Series NAV — Hypothetical (5% of annualized return before expenses)	1,000.00	1,024.70	0.41	0.08%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (184), and divided by 366 (to reflect the one-half year period).

[2]	Lifestyle Portfolios’ expense ratios do not include fees and expenses indirectly incurred by the Portfolios from the underlying funds.

[3]	Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Portfolio. The range of expense ratios of the underlying funds held by the Portfolios was as follows:

Period ended	Lifestyle Aggressive Trust	Lifestyle Growth Trust	Lifestyle Balanced Trust	Lifestyle Moderate Trust	Lifestyle Conservative Trust
12/31/2008	0.34%–1.18%	0.49%–1.18%	0.49%–1.17%	0.34%–1.17%	0.49%–1.11%

11

John Hancock Trust
Portfolio of Investments — December 31, 2008 (showing percentage of total net assets)

Lifestyle Aggressive Trust

	Shares or Principal Amount	Value

INVESTMENT COMPANIES - 100.02%
JOHN HANCOCK TRUST (g)
500 Index (MFC Global U.S.A.) (f)	5,297,942	$41,059,047
All Cap Core (Deutsche)	350,432	4,096,552
All Cap Value (Lord Abbett)	608,547	3,407,865
Alpha Opportunities Trust (Wellington)	614,416	6,690,985
Blue Chip Growth (T. Rowe Price)	1,618,730	19,748,503
Capital Appreciation (Jennison)	2,012,132	12,616,070
Emerging Markets Value (DFA)	1,390,078	9,355,228
Equity-Income (T. Rowe Price)	591,125	5,869,868
Fundamental Value (Davis)	1,083,699	10,576,899
Growth Equity (Rainier)	1,198,904	8,931,838
International Core (GMO)	2,295,825	18,596,181
International Equity Index B (SSgA)	289,387	3,229,561
International Opportunities (Marsico)	2,262,115	18,639,830
International Small Cap (Templeton)	924,688	7,674,910
International Small Company (DFA)	1,187,404	7,753,748
International Value (Templeton)	2,074,035	18,687,056
Large Cap (UBS)	295,166	2,514,814
Large Cap Value (BlackRock)	406,172	5,706,712
Mid Cap Index (MFC Global U.S.A.) (f)	1,066,450	11,379,024
Mid Cap Intersection (Wellington)	1,131,934	7,617,917
Mid Cap Stock (Wellington)	629,593	5,521,534
Mid Cap Value (Lord Abbett)	598,761	4,364,969
Mid Cap Value Equity (RiverSource)	433,008	3,238,897
Natural Resources (Wellington)	703,025	9,371,326
Optimized Value (MFC Global U.S.A.) (f)	811,966	5,878,636
Overseas Equity (Capital Guardian)	833,793	6,178,402
Small Cap Growth (Wellington)	548,705	3,390,998
Small Cap Index (MFC Global U.S.A.) (f)	1,237,582	11,336,247
Small Cap Intrinsic Value (MFC Global U.S.) (f)	1,152,322	5,554,193
Small Company Value (T. Rowe Price)	506,563	6,554,928
Smaller Company Growth Trust (MFC Global U.S.) * (f)	591,397	6,274,720
U.S. Multi Sector (GMO)	941,722	8,899,274
Value & Restructuring (Columbia)	700,751	5,900,327
Vista (American Century)	604,331	5,336,243

TOTAL INVESTMENT COMPANIES (Cost $485,975,913)		$311,953,302

Total Investments (Lifestyle Aggressive Trust) (Cost $485,975,913) - 100.02%		$311,953,302
Liabilities in Excess of Other Assets - (0.02)%		(51,672)

TOTAL NET ASSETS - 100.00%		$311,901,630

Lifestyle Growth Trust

	Shares or Principal Amount	Value

INVESTMENT COMPANIES - 100.01%
JOHN HANCOCK TRUST (g)
500 Index (MFC Global U.S.A.) (f)	180,537,263	$1,399,163,785
Active Bond (MFC Global U.S./Declaration) (f)	6,705,056	53,036,994
All Cap Core (Deutsche)	20,207,748	236,228,575
Alpha Opportunities Trust (Wellington)	14,253,668	155,222,448
Blue Chip Growth (T. Rowe Price)	36,974,796	451,092,510
Capital Appreciation (Jennison)	56,327,755	353,175,023
Emerging Markets Value (DFA)	21,701,354	146,050,113

Lifestyle Growth Trust (continued)

	Shares or Principal Amount	Value

INVESTMENT COMPANIES (continued)
JOHN HANCOCK TRUST (g)
Equity-Income (T. Rowe Price)	18,136,710	$180,097,532
Floating Rate Income (WAMCO)	35,122,627	322,776,939
Fundamental Value (Davis)	45,812,087	447,125,974
Global Bond (PIMCO)	9,491,218	136,768,453
Global Real Estate (Deutsche)	27,591,022	170,236,609
Growth Equity (Rainier)	22,055,846	164,316,056
High Income (MFC Global U.S.) (f)	21,121,437	122,715,549
High Yield (WAMCO)	83,806,696	491,107,237
International Core (GMO)	34,985,610	283,383,440
International Opportunities (Marsico)	33,738,626	278,006,281
International Small Cap (Templeton)	9,513,498	78,962,036
International Small Company (DFA)	25,403,793	165,886,768
International Value (Templeton)	29,642,744	267,081,119
Large Cap (UBS)	9,179,137	78,206,244
Large Cap Value (BlackRock)	6,108,487	85,824,245
Mid Cap Index (MFC Global U.S.A.) (f)	18,197,153	194,163,627
Mid Cap Intersection (Wellington)	10,623,742	71,497,781
Mid Cap Stock (Wellington)	8,974,728	78,708,364
Mid Cap Value Equity (RiverSource)	5,910,733	44,212,285
Natural Resources (Wellington)	9,160,797	122,113,423
Optimized Value (MFC Global U.S.A.) (f)	36,709,517	265,776,903
Overseas Equity (Capital Guardian)	18,159,534	134,562,149
Real Estate Equity (T. Rowe Price)	14,945,415	88,028,494
Real Return Bond (PIMCO)	34,662,085	400,347,077
Small Cap Growth (Wellington)	7,773,431	48,039,801
Small Cap Intrinsic Value (MFC Global U.S.) (f)	7,624,623	36,750,685
Small Cap Opportunities (Munder)	7,530,991	84,347,096
Small Company Growth (AIM)	4,754,918	45,361,921
Small Company Value (T. Rowe Price)	10,808,863	139,866,692
Smaller Company Growth Trust (MFC Global U.S.) (f)	8,149,457	86,465,738
Spectrum Income (T. Rowe Price)	22,062,178	247,758,262
Strategic Bond (WAMCO)	15,501,640	130,058,756
Strategic Income (MFC Global U.S.) (f)	11,319,876	126,556,210
Total Return (PIMCO)	39,671,604	532,789,642
U.S. High Yield Bond (Wells Capital)	15,263,980	140,428,620
U.S. Multi Sector (GMO)	30,413,936	287,411,695
Value & Restructuring (Columbia)	16,158,348	136,053,292
Vista (American Century)	4,651,890	41,076,184

TOTAL INVESTMENT COMPANIES (Cost $13,722,452,315)		$9,548,838,627

Total Investments (Lifestyle Growth Trust) (Cost $13,722,452,315) - 100.01%		$9,548,838,627
Liabilities in Excess of Other Assets - (0.01)%		(503,732)

TOTAL NET ASSETS - 100.00%		$9,548,334,895

Lifestyle Balanced Trust

	Shares or Principal Amount	Value

INVESTMENT COMPANIES - 100.00%
JOHN HANCOCK TRUST (g)
500 Index (MFC Global U.S.A.) (f)	183,559,727	$1,422,587,887
Active Bond (MFC Global U.S./Declaration) (f)	28,264,283	223,570,479
All Cap Core (Deutsche)	4,934,173	57,680,478

The accompanying notes are an integral part of the financial statements.

12

John Hancock Trust
Portfolio of Investments — December 31, 2008 (showing percentage of total net assets)

Lifestyle Balanced Trust (continued)

	Shares or Principal Amount	Value

INVESTMENT COMPANIES (continued)
JOHN HANCOCK TRUST (g)
Alpha Opportunities Trust (Wellington)	10,828,343	$117,920,658
Blue Chip Growth (T. Rowe Price)	33,066,707	403,413,831
Capital Appreciation (Jennison)	9,670,476	60,633,887
Core Bond (Wells Capital)	14,083,838	173,231,209
Emerging Markets Value (DFA)	19,685,082	132,480,601
Equity-Income (T. Rowe Price)	21,353,878	212,044,008
Floating Rate Income (WAMCO)	18,968,943	174,324,588
Fundamental Value (Davis)	12,544,672	122,436,002
Global Bond (PIMCO)	13,340,942	192,242,970
Global Real Estate (Deutsche)	32,708,678	201,812,546
Growth Equity (Rainier)	16,802,059	125,175,341
High Income (MFC Global U.S.) (f)	29,073,211	168,915,356
High Yield (WAMCO)	122,297,478	716,663,218
International Core (GMO)	24,385,240	197,520,446
International Opportunities (Marsico)	13,808,248	113,779,965
International Small Cap (Templeton)	7,212,069	59,860,174
International Small Company (DFA)	9,848,761	64,312,407
International Value (Templeton)	21,171,282	190,753,248
Large Cap (UBS)	7,342,440	62,557,587
Large Cap Value (BlackRock)	9,256,053	130,047,549
Mid Cap Index (MFC Global U.S.A.) (f)	7,299,236	77,882,847
Mid Cap Stock (Wellington)	7,553,408	66,243,386
Natural Resources (Wellington)	6,089,182	81,168,798
Optimized Value (MFC Global U.S.A.) (f)	8,020,733	58,070,109
Real Estate Equity (T. Rowe Price)	11,172,069	65,803,486
Real Return Bond (PIMCO)	38,532,779	445,053,599
Small Company Growth (AIM)	7,546,828	71,996,735
Small Company Value (T. Rowe Price)	8,180,236	105,852,248
Spectrum Income (T. Rowe Price)	44,332,794	497,857,278
Strategic Bond (WAMCO)	22,117,690	185,567,419
Strategic Income (MFC Global U.S.) (f)	23,691,805	264,874,384
Total Bond Market A (Declaration) (f)	20,339,409	272,141,290
Total Return (PIMCO)	41,984,478	563,851,543
U.S. High Yield Bond (Wells Capital)	26,103,346	240,150,787
U.S. Multi Sector (GMO)	16,289,611	153,936,825
Value & Restructuring (Columbia)	11,882,880	100,053,854

TOTAL INVESTMENT COMPANIES (Cost $11,454,572,651)		$8,574,469,023

REPURCHASE AGREEMENTS - 0.01%
Repurchase Agreement with State Street Corp. dated 12/31/2008 at zero coupon to be repurchased at $882,000 on 01/02/2009, collateralized by $850,000 Federal Home Loan Bank, 4.375% due 09/17/2010 (valued at $904,570, including interest)	$882,000	$882,000

TOTAL REPURCHASE AGREEMENTS (Cost $882,000)		$882,000

Total Investments (Lifestyle Balanced Trust) (Cost $11,455,454,651) - 100.01%		$8,575,351,023
Liabilities in Excess of Other Assets - (0.01)%		(1,177,071)

TOTAL NET ASSETS - 100.00%		$8,574,173,952

Lifestyle Moderate Trust

	Shares or Principal Amount	Value

INVESTMENT COMPANIES - 100.01%
JOHN HANCOCK TRUST (g)
500 Index (MFC Global U.S.A.) (f)	21,545,573	$166,978,195
Active Bond (MFC Global U.S./Declaration) (f)	21,941,594	173,558,009
Blue Chip Growth (T. Rowe Price)	6,944,097	84,717,988
Core Bond (Wells Capital)	3,649,466	44,888,429
Equity-Income (T. Rowe Price)	4,179,511	41,502,547
Floating Rate Income (WAMCO)	6,708,253	61,648,843
Fundamental Value (Davis)	6,436,746	62,822,642
Global Bond (PIMCO)	5,821,388	83,886,206
Global Real Estate (Deutsche)	7,059,937	43,559,814
High Income (MFC Global U.S.) (f)	10,858,305	63,086,753
High Yield (WAMCO)	15,947,515	93,452,435
International Core (GMO)	10,278,235	83,253,706
International Equity Index B (SSgA)	1,844,488	20,584,489
International Opportunities (Marsico)	4,997,020	41,175,442
International Value (Templeton)	6,827,776	61,518,264
Investment Quality Bond (Wellington)	4,449,293	46,005,687
Mid Cap Index (MFC Global U.S.A.) (f)	4,099,767	43,744,517
Overseas Equity (Capital Guardian)	2,765,604	20,493,122
Real Estate Equity (T. Rowe Price)	3,899,183	22,966,186
Real Return Bond (PIMCO)	5,414,124	62,533,129
Small Cap Index (MFC Global U.S.A.) (f)	2,329,521	21,338,408
Small Company Growth (AIM)	2,212,915	21,111,209
Small Company Value (T. Rowe Price)	1,642,783	21,257,616
Spectrum Income (T. Rowe Price)	15,646,405	175,709,127
Strategic Bond (WAMCO)	7,865,708	65,993,287
Strategic Income (MFC Global U.S.) (f)	5,833,301	65,216,305
Total Bond Market A (Declaration) (f)	7,791,822	104,254,573
Total Return (PIMCO)	10,241,426	137,542,349
U.S. High Yield Bond (Wells Capital)	11,359,878	104,510,873
U.S. Multi Sector (GMO)	4,497,977	42,505,884
Value & Restructuring (Columbia)	5,036,174	42,404,588

TOTAL INVESTMENT COMPANIES (Cost $2,786,544,887)		$2,124,220,622

Total Investments (Lifestyle Moderate Trust) (Cost $2,786,544,887) - 100.01%		$2,124,220,622
Liabilities in Excess of Other Assets - (0.01)%		(126,362)

TOTAL NET ASSETS - 100.00%		$2,124,094,260

Lifestyle Conservative Trust

	Shares or Principal Amount	Value

INVESTMENT COMPANIES - 100.01%
JOHN HANCOCK TRUST (g)
500 Index (MFC Global U.S.A.) (f)	7,743,100	$60,009,023
Active Bond (MFC Global U.S./Declaration) (f)	16,529,687	130,749,825
Blue Chip Growth (T. Rowe Price)	1,224,841	14,943,066
Core Bond (Wells Capital)	2,369,271	29,142,039
Equity-Income (T. Rowe Price)	4,536,402	45,046,476
Floating Rate Income (WAMCO)	6,388,220	58,707,744
Fundamental Value (Davis)	3,088,959	30,148,235
Global Bond (PIMCO)	6,184,566	89,119,603
Global Real Estate (Deutsche)	10,117,487	62,424,894
High Income (MFC Global U.S.) (f)	3,193,103	18,551,931
High Yield (WAMCO)	10,158,608	59,529,444

The accompanying notes are an integral part of the financial statements.

13

John Hancock Trust
Portfolio of Investments — December 31, 2008 (showing percentage of total net assets)

Lifestyle Conservative Trust (continued)

	Shares or Principal Amount	Value

INVESTMENT COMPANIES (continued)
JOHN HANCOCK TRUST (g)
International Core (GMO)	3,710,923	$30,058,480
International Value (Templeton)	3,307,189	29,797,771
Investment Quality Bond (Wellington)	4,277,107	44,225,289
Real Estate Equity (T. Rowe Price)	2,831,645	16,678,392
Real Return Bond (PIMCO)	3,753,735	43,355,637
Spectrum Income (T. Rowe Price)	11,712,062	131,526,460
Strategic Bond (WAMCO)	7,074,362	59,353,901
Strategic Income (MFC Global U.S.) (f)	5,220,248	58,362,369
Total Bond Market A (Declaration) * (f)	11,947,010	159,850,990
Total Return (PIMCO)	10,869,023	145,970,980
U.S. Government Securities (WAMCO)	6,970,381	84,481,020
U.S. High Yield Bond (Wells Capital)	6,254,139	57,538,075
U.S. Multi Sector (GMO)	1,573,081	14,865,613

TOTAL INVESTMENT COMPANIES (Cost $1,735,541,426)		$1,474,437,257

Total Investments (Lifestyle Conservative Trust) (Cost $1,735,541,426) - 100.01%		$1,474,437,257
Liabilities in Excess of Other Assets - (0.01)%		(81,075)

TOTAL NET ASSETS - 100.00%		$1,474,356,182

Footnotes

Percentages are stated as a percent of net assets.

(f)	The subadviser is an affiliate of the adviser.

(g)	The Underlying Fund’s subadviser is shown parenthetically.

The accompanying notes are an integral part of the financial statements.

14

John Hancock Trust
Statements of Assets and Liabilities — December 31, 2008

Assets	Lifestyle Aggressive Trust	Lifestyle Growth Trust	Lifestyle Balanced Trust	Lifestyle Moderate Trust	Lifestyle Conservative Trust
Investments in affiliated funds, at value (Note 7)	$311,953,302	$9,548,838,627	$8,574,469,023	$2,124,220,622	$1,474,437,257
Repurchase agreements, at value (Note 2)	—	—	882,000	—	—
Total investments, at value	311,953,302	9,548,838,627	8,575,351,023	2,124,220,622	1,474,437,257
Cash	—	—	485	—	—
Receivable for investments sold	12,172	—	12,053,109	638,995	9,509
Receivable for fund shares sold	16,373	4,163,671	1,576,871	55,740	144,456
Dividends and interest receivable	—	—	69,233	—	—
Receivable for security lending income	—	—	1,077	—	—
Receivable due from adviser	4,325	—	—	—	—
Other assets	—	3,826	3,456	689	490
Total assets	311,986,172	9,553,006,124	8,589,055,254	2,124,916,046	1,474,591,712

Liabilities
Payable for investments purchased	—	3,566,948	12,992,623	—	—
Payable for fund shares repurchased	29,612	453,009	504,344	663,464	132,426
Payable to affiliates
Fund administration expenses	9,995	306,179	270,767	70,137	48,926
Trustees’ fees	1,061	15,679	12,287	2,192	1,180
Other payables and accrued expenses	43,874	329,414	1,101,281	85,993	52,998
Total liabilities	84,542	4,671,229	14,881,302	821,786	235,530

Net assets
Capital paid-in	$559,433,037	$15,171,371,448	$12,297,316,851	$2,870,990,401	$1,797,906,220
Undistributed net investment income (loss)	14,077	761,466	596,505	159,499	109,586
Accumulated undistributed net realized gain (loss) on investments and investments	(73,522,873)	(1,450,184,331)	(843,635,776)	(84,731,375)	(62,555,455)
Net unrealized appreciation (depreciation) on investments	(174,022,611)	(4,173,613,688)	(2,880,103,628)	(662,324,265)	(261,104,169)
Net assets	$311,901,630	$9,548,334,895	$8,574,173,952	$2,124,094,260	$1,474,356,182
Investments in affiliated issuers, at cost	$485,975,913	$13,722,452,315	$11,454,572,651	$2,786,544,887	$1,735,541,426
Investments in unaffiliated issuers, including repurchase agreements, at cost	—	—	$882,000	—	—

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Series I
Net assets	$101,538,360	$511,589,473	$581,097,793	$214,930,568	$167,978,013
Shares outstanding	18,702,602	64,030,132	67,672,132	23,487,953	16,365,632
Net asset value, offering price and redemption price per share	$5.43	$7.99	$8.59	$9.15	$10.26

Series II
Net assets	$165,747,894	$8,825,655,180	$6,958,558,584	$1,890,485,910	$1,296,743,856
Shares outstanding	30,577,600	1,106,531,346	813,289,595	207,374,173	126,898,964
Net asset value, offering price and redemption price per share	$5.42	$7.98	$8.56	$9.12	$10.22

Series NAV
Net assets	$44,615,376	$211,090,242	$1,034,517,575	$18,677,782	$9,634,313
Shares outstanding	8,216,921	26,394,616	120,287,023	2,040,031	937,439
Net asset value, offering price and redemption price per share	$5.43	$8.00	$8.60	$9.16	$10.28

15

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Operations — December 31, 2008

Investment income	Lifestyle Aggressive Trust	Lifestyle Growth Trust	Lifestyle Balanced Trust	Lifestyle Moderate Trust	Lifestyle Conservative Trust
Income distributions received from affiliated underlying funds	$6,688,641	$311,338,531	$356,131,231	$102,675,555	$70,541,561
Interest	—	—	2,280	—	—
Total investment income	6,688,641	311,338,531	356,133,511	102,675,555	70,541,561

Expenses
Investment management fees (Note 5)	191,830	5,122,302	4,010,623	983,459	534,168
Series I distribution and service fees (Note 5)	79,916	373,842	424,660	142,213	92,993
Series II distribution and service fees (Note 5)	630,897	28,420,329	21,428,851	5,176,916	2,734,056
Fund administration fees (Note 5)	74,038	1,987,375	1,573,126	384,770	210,826
Audit and legal fees	38,341	300,548	227,255	73,799	48,315
Printing and postage fees (Note 5)	31,624	767,193	597,500	143,637	66,494
Custodian fees	11,250	11,250	11,250	11,250	11,250
Trustees’ fees (Note 5)	10,213	241,805	185,953	46,751	25,995
Registration and filing fees	7,627	164,596	130,389	33,189	18,267
Miscellaneous	929	23,566	20,591	4,162	1,957
Total expenses	1,076,665	37,412,806	28,610,198	7,000,146	3,744,321
Net investment income (loss)	5,611,976	273,925,725	327,523,313	95,675,409	66,797,240

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in affiliated underlying funds	(74,660,051)	(1,540,204,251)	(866,312,425)	(84,862,942)	(55,931,376)
Capital gain distributions received from affiliated underlying funds	7,636,002	167,435,647	99,913,417	21,024,781	6,732,598
	(67,024,049)	(1,372,768,604)	(766,399,008)	(63,838,161)	(49,198,778)

Change in net unrealized appreciation (depreciation) of
Investments in affiliated underlying funds	(172,707,454)	(4,275,709,547)	(3,017,503,586)	(679,997,625)	(248,305,182)
	(172,707,454)	(4,275,709,547)	(3,017,503,586)	(679,997,625)	(248,305,182)
Net realized and unrealized gain (loss)	(239,731,503)	(5,648,478,151)	(3,783,902,594)	(743,835,786)	(297,503,960)

Increase (decrease) in net assets from operations	($234,119,527)	($5,374,552,426)	($3,456,379,281)	($648,160,377)	($230,706,720)

16

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Changes in Net Assets

	Lifestyle Aggressive Trust		Lifestyle Growth Trust		Lifestyle Balanced Trust
Increase (decrease) in net assets	Year ended 12/31/08	Year ended 12/31/07	Year ended 12/31/08	Year ended 12/31/07	Year ended 12/31/08	Year ended 12/31/07
From operations
Net investment income (loss)	$5,611,976	$8,137,110	$273,925,725	$357,766,111	$327,523,313	$417,576,824
Net realized gain (loss)	(67,024,049)	106,187,983	(1,372,768,604)	1,209,912,023	(766,399,008)	734,369,892
Change in net unrealized appreciation (depreciation)	(172,707,454)	(64,127,638)	(4,275,709,547)	(751,578,581)	(3,017,503,586)	(594,409,547)
Increase (decrease) in net assets resulting from operations	(234,119,527)	50,197,455	(5,374,552,426)	816,099,553	(3,456,379,281)	557,537,169
Distributions to shareholders
From net investment income
Series I	(2,223,638)	(5,393,820)	(16,127,069)	(33,733,015)	(23,568,879)	(48,745,214)
Series II	(3,095,153)	(6,929,196)	(252,252,139)	(351,473,606)	(262,818,779)	(365,211,510)
Series NAV	(951,618)	(748,165)	(6,695,513)	(6,332,203)	(42,153,189)	(3,681,563)
From net realized gain
Series I	(21,055,507)	(22,071,670)	(43,417,625)	(49,232,438)	(39,170,758)	(38,069,720)
Series II	(34,154,356)	(33,881,115)	(650,888,309)	(556,033,036)	(381,706,124)	(285,783,110)
Series NAV	(5,764,730)	(2,834,107)	(13,143,915)	(8,257,295)	(7,198,752)	(2,553,783)
Total distributions	(67,245,002)	(71,858,073)	(982,524,570)	(1,005,061,593)	(756,616,481)	(744,044,900)
From Fund share transactions (Note 6)	19,756,825	(22,062,621)	1,706,550,380	3,690,070,172	2,122,988,541	2,348,433,978
Total increase (decrease)	(281,607,704)	(43,723,239)	(4,650,526,616)	3,501,108,132	(2,090,007,221)	2,161,926,247

Net assets
Beginning of year	593,509,334	637,232,573	14,198,861,511	10,697,753,379	10,664,181,173	8,502,254,926
End of year	$311,901,630	$593,509,334	$9,548,334,895	$14,198,861,511	$8,574,173,952	$10,664,181,173

Undistributed net investment income (loss)	$14,077	$673,021	$761,466	$1,916,249	$596,505	$1,614,039

	Lifestyle Moderate Trust		Lifestyle Conservative Trust
Increase (decrease) in net assets	Year ended 12/31/08	Year ended 12/31/07	Year ended 12/31/08	Year ended 12/31/07
From operations
Net investment income (loss)	$95,675,409	$119,865,505	$66,797,240	$55,812,018
Net realized gain (loss)	(63,838,161)	101,367,526	(49,198,778)	32,220,067
Change in net unrealized appreciation (depreciation)	(679,997,625)	(117,914,139)	(248,305,182)	(45,673,899)
Increase (decrease) in net assets resulting from operations	(648,160,377)	103,318,892	(230,706,720)	42,358,186
Distributions to shareholders
From net investment income
Series I	(10,079,415)	(19,339,004)	(7,931,972)	(12,446,736)
Series II	(84,566,852)	(100,017,001)	(58,323,424)	(43,079,918)
Series NAV	(867,662)	(522,919)	(435,433)	(290,142)
From net realized gain
Series I	(7,316,356)	(7,784,745)	(3,795,459)	(2,410,267)
Series II	(51,493,036)	(40,019,370)	(20,998,674)	(8,457,702)
Series NAV	(351,359)	(181,908)	(126,403)	(54,352)
Total distributions	(154,674,680)	(167,864,947)	(91,611,365)	(66,739,117)
From Fund share transactions (Note 6)	539,321,168	538,092,709	871,324,471	251,597,642
Total increase (decrease)	(263,513,889)	473,546,654	549,006,386	227,216,711

Net assets
Beginning of year	2,387,608,149	1,914,061,495	925,349,796	698,133,085
End of year	$2,124,094,260	$2,387,608,149	$1,474,356,182	$925,349,796

Undistributed net investment income (loss)	$159,499	—	$109,586	$3,175

17

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Ratio of gross expenses to average net assets (%)		Ratio of net expenses to average net assets (%)		Ratio of net investment income (loss) to average net assets (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
Lifestyle Aggressive Trust
SERIES I
12-31-2008	10.82	0.10	[1],[2]	(4.22)	(4.12)	(0.12)	(1.15)	—	(1.27)	5.43	(41.99)[3]		0.13	[4]	0.13	[4],[5]	1.26	[1]	102	50
12-31-2007	11.27	0.16	[1],[2]	0.76	0.92	(0.27)	(1.10)	—	(1.37)	10.82	8.55	[3]	0.11	[4]	0.11	[4],[5]	1.39	[1]	217	44
12-31-2006	13.46	0.06	[1],[2]	1.71	1.77	(0.09)	(3.87)	—	(3.96)	11.27	15.46	[3]	0.11	[4]	0.11	[4]	0.52	[1]	251	32
12-31-2005	12.59	0.06	[1],[2]	1.23	1.29	(0.07)	(0.35)	—	(0.42)	13.46	10.64	[3]	0.12	[4]	0.12	[4]	0.51	[1]	210	112
12-31-2004	10.93	0.04	[1]	1.70	1.74	(0.04)	(0.04)	—	(0.08)	12.59	16.06	[3]	0.07	[4]	0.07	[4]	0.31	[1]	486	57
SERIES II
12-31-2008	10.79	0.09	[1],[2]	(4.21)	(4.12)	(0.10)	(1.15)	—	(1.25)	5.42	(42.10)[3]		0.33	[4]	0.33	[4],[5]	1.07	[1]	166	50
12-31-2007	11.22	0.14	[1],[2]	0.75	0.89	(0.22)	(1.10)	—	(1.32)	10.79	8.31	[3]	0.31	[4]	0.31	[4],[5]	1.23	[1]	332	44
12-31-2006	13.44	0.04	[1],[2]	1.69	1.73	(0.09)	(3.86)	—	(3.95)	11.22	15.19	[3]	0.31	[4]	0.31	[4]	0.32	[1]	367	32
12-31-2005	12.59	0.03	[1],[2]	1.24	1.27	(0.07)	(0.35)	—	(0.42)	13.44	10.47	[3]	0.29	[4]	0.29	[4]	0.26	[1]	331	112
12-31-2004	10.93	0.04	[1]	1.70	1.74	(0.04)	(0.04)	—	(0.08)	12.59	16.06	[3]	0.07	[4]	0.07	[4]	0.30	[1]	294	57
SERIES NAV
12-31-2008	10.82	0.14	[1],[2]	(4.26)	(4.12)	(0.12)	(1.15)	—	(1.27)	5.43	(41.94)[3]		0.08	[4]	0.08	[4],[5]	1.80	[1]	45	50
12-31-2007	11.28	0.19	[1],[2]	0.73	0.92	(0.28)	(1.10)	—	(1.38)	10.82	8.55	[3]	0.06	[4]	0.06	[4],[5]	1.66	[1]	45	44
12-31-2006	13.47	0.03	[1],[2]	1.74	1.77	(0.09)	(3.87)	—	(3.96)	11.28	15.48	[3]	0.06	[4]	0.06	[4]	0.29	[1]	19	32
12-31-2005[6]	11.61	(0.01	)[1],[2]	1.87	1.86	— [7]	— [7]	—	— [7]	13.47	16.03	[3],[8]	0.07	[4],[9]	0.07	[4],[9]	(0.06	)[1],[9]	2	112
1. Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests. 2. Based on the average of the shares outstanding. 3. Assumes dividend reinvestment. 4. Does not include expenses of the underlying affiliated funds in which the Portfolio invests. 5. Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Portfolio. The range of expense ratios of the underlying funds held by the Portfolios was as follows:

Period ended	Lifestyle Aggressive Trust
12/31/2008	0.34%–1.18%
12/31/2007	0.34%–1.38%

6. Series NAV shares began operations on 4-29-05. 7. Less than $0.01 per share. 8. Not annualized. 9. Annualized.

Lifestyle Growth Trust
SERIES I
12-31-2008	13.76	0.25	[1],[2]	(5.09)	(4.84)	(0.26)	(0.67)	—	(0.93)	7.99	(36.56)[3]		0.12	[4]	0.12	[4],[5]	2.20	[1]	512	40
12-31-2007	13.94	0.40	[1],[2]	0.61	1.01	(0.49)	(0.70)	—	(1.19)	13.76	7.44	[3]	0.11	[4]	0.11	[4],[5]	2.84	[1]	946	17
12-31-2006	14.06	0.18	[1],[2]	1.57	1.75	(0.21)	(1.66)	—	(1.87)	13.94	13.50	[3]	0.10	[4]	0.10	[4]	1.31	[1]	1,030	22
12-31-2005	13.40	0.17	[1],[2]	0.94	1.11	(0.17)	(0.28)	—	(0.45)	14.06	8.66	[3]	0.12	[4]	0.12	[4]	1.30	[1]	901	111
12-31-2004	11.86	0.13	[1]	1.58	1.71	(0.13)	(0.04)	—	(0.17)	13.40	14.57	[3]	0.07	[4]	0.07	[4]	0.98	[1]	1,730	48
SERIES II
12-31-2008	13.73	0.25	[1],[2]	(5.09)	(4.84)	(0.24)	(0.67)	—	(0.91)	7.98	(36.67)[3]		0.32	[4]	0.32	[4],[5]	2.21	[1]	8,826	40
12-31-2007	13.88	0.40	[1],[2]	0.59	0.99	(0.44)	(0.70)	—	(1.14)	13.73	7.26	[3]	0.31	[4]	0.31	[4],[5]	2.82	[1]	13,018	17
12-31-2006	14.03	0.13	[1],[2]	1.59	1.72	(0.21)	(1.66)	—	(1.87)	13.88	13.28	[3]	0.30	[4]	0.30	[4]	0.96	[1]	9,552	22
12-31-2005	13.39	0.10	[1],[2]	0.99	1.09	(0.17)	(0.28)	—	(0.45)	14.03	8.51	[3]	0.30	[4]	0.30	[4]	0.74	[1]	4,881	111
12-31-2004	11.85	0.13	[1]	1.58	1.71	(0.13)	(0.04)	—	(0.17)	13.39	14.59	[3]	0.07	[4]	0.07	[4]	0.75	[1]	2,117	48
SERIES NAV
12-31-2008	13.78	0.30	[1],[2]	(5.15)	(4.85)	(0.26)	(0.67)	—	(0.93)	8.00	(36.53)[3]		0.07	[4]	0.07	[4],[5]	2.71	[1]	211	40
12-31-2007	13.96	0.45	[1],[2]	0.58	1.03	(0.51)	(0.70)	—	(1.21)	13.78	7.55	[3]	0.06	[4]	0.06	[4],[5]	3.22	[1]	234	17
12-31-2006	14.07	0.14	[1],[2]	1.62	1.76	(0.21)	(1.66)	—	(1.87)	13.96	13.58	[3]	0.05	[4]	0.05	[4]	1.03	[1]	115	22
12-31-2005[6]	12.46	—	[1],[2],[7]	1.63	1.63	— [7]	(0.02)	—	(0.02)	14.07	13.08	[3],[8]	0.06	[4],[9]	0.06	[4],[9]	(0.03	)[1],[9]	23	111
1. Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests. 2. Based on the average of the shares outstanding. 3. Assumes dividend reinvestment. 4. Does not include expenses of the underlying affiliated funds in which the Portfolio invests. 5. Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Portfolio. The range of expense ratios of the underlying funds held by the Portfolios was as follows:

Period ended	Lifestyle Growth Trust
12/31/2008	0.49%–1.18%
12/31/2007	0.49%–1.29%

6. Series NAV shares began operations on 4-29-05. 7. Less than $0.01 per share. 8. Not annualized. 9. Annualized.

18

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Ratio of gross expenses to average net assets (%)		Ratio of net expenses to average net assets (%)		Ratio of net investment income (loss) to average net assets (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
Lifestyle Balanced Trust
SERIES I
12-31-2008	13.61	0.34	[1],[2]	(4.46)	(4.12)	(0.37)	(0.53)	—	(0.90)	8.59	(31.30)[3]		0.12	[4]	0.12	[4],[5]	2.94	[1]	581	36
12-31-2007	13.84	0.60	[1],[2]	0.27	0.87	(0.62)	(0.48)	—	(1.10)	13.61	6.47	[3]	0.11	[4]	0.11	[4],[5]	4.28	[1]	1,065	13
12-31-2006	13.91	0.26	[1],[2]	1.36	1.62	(0.25)	(1.40)	(0.04)	(1.69)	13.84	12.73	[3]	0.10	[4]	0.10	[4]	1.96	[1]	1,132	19
12-31-2005	13.79	0.27	[1],[2]	0.62	0.89	(0.28)	(0.49)	—	(0.77)	13.91	6.88	[3]	0.12	[4]	0.12	[4]	2.08	[1]	1,031	99
12-31-2004	12.43	0.24	[1]	1.40	1.64	(0.24)	(0.04)	—	(0.28)	13.79	13.49	[3]	0.07	[4]	0.07	[4]	1.75	[1]	1,846	51
SERIES II
12-31-2008	13.56	0.36	[1],[2]	(4.49)	(4.13)	(0.34)	(0.53)	—	(0.87)	8.56	(31.45)[3]		0.32	[4]	0.32	[4],[5]	3.11	[1]	6,959	36
12-31-2007	13.79	0.60	[1],[2]	0.24	0.84	(0.59)	(0.48)	—	(1.07)	13.56	6.26	[3]	0.31	[4]	0.31	[4],[5]	4.30	[1]	9,496	13
12-31-2006	13.89	0.21	[1],[2]	1.38	1.59	(0.25)	(1.40)	(0.04)	(1.69)	13.79	12.51	[3]	0.30	[4]	0.30	[4]	1.60	[1]	7,318	19
12-31-2005	13.78	0.18	[1],[2]	0.70	0.88	(0.28)	(0.49)	—	(0.77)	13.89	6.80	[3]	0.30	[4]	0.30	[4]	1.34	[1]	4,538	99
12-31-2004	12.43	0.24	[1]	1.39	1.63	(0.24)	(0.04)	—	(0.28)	13.78	13.41	[3]	0.07	[4]	0.07	[4]	1.39	[1]	2,101	51
SERIES NAV
12-31-2008	13.63	1.43	[1],[2]	(5.56)	(4.13)	(0.37)	(0.53)	—	(0.90)	8.60	(31.28)[3]		0.08	[4]	0.08	[4],[5]	14.44	[1]	1,035	36
12-31-2007	13.86	0.65	[1],[2]	0.23	0.88	(0.63)	(0.48)	—	(1.11)	13.63	6.52	[3]	0.06	[4]	0.06	[4],[5]	4.67	[1]	103	13
12-31-2006	13.92	0.21	[1],[2]	1.42	1.63	(0.25)	(1.40)	(0.04)	(1.69)	13.86	12.80	[3]	0.05	[4]	0.05	[4]	1.61	[1]	52	19
12-31-2005[6]	12.67	—	[1],[2],[7]	1.26	1.26	— [7]	(0.01)	—	(0.01)	13.92	9.94	[3],[8]	0.06	[4],[9]	0.06	[4],[9]	(0.03	)[1],[9]	12	99
1. Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests. 2. Based on the average of the shares outstanding. 3. Assumes dividend reinvestment. 4. Does not include expenses of the underlying affiliated funds in which the Portfolio invests. 5. Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Portfolio. The range of expense ratios of the underlying funds held by the Portfolios was as follows:

Period ended	Lifestyle Balanced Trust
12/31/2008	0.49%–1.17%
12/31/2007	0.49%–1.12%

6. Series NAV shares began operations on 4-29-05. 7. Less than $0.01 per share. 8. Not annualized. 9. Annualized.

Lifestyle Moderate Trust
SERIES I
12-31-2008	13.00	0.43	[1],[2]	(3.53)	(3.10)	(0.45)	(0.30)	—	(0.75)	9.15	(24.23)[3]		0.12	[4]	0.12	[4],[5]	3.72	[1]	215	28
12-31-2007	13.37	0.74	[1],[2]	(0.06)	0.68	(0.75)	(0.30)	—	(1.05)	13.00	5.29	[3]	0.11	[4]	0.11	[4],[5]	5.54	[1]	333	13
12-31-2006	13.35	0.30	[1],[2]	0.99	1.29	(0.31)	(0.93)	(0.03)	(1.27)	13.37	10.42	[3]	0.11	[4]	0.11	[4]	2.33	[1]	349	19
12-31-2005	13.80	0.33	[1],[2]	0.19	0.52	(0.33)	(0.64)	—	(0.97)	13.35	4.15	[3]	0.12	[4]	0.12	[4]	2.51	[1]	327	101
12-31-2004	12.79	0.31	[1]	1.07	1.38	(0.31)	(0.06)	—	(0.37)	13.80	11.04	[3]	0.07	[4]	0.07	[4]	2.26	[1]	582	55
SERIES II
12-31-2008	12.95	0.47	[1],[2]	(3.57)	(3.10)	(0.43)	(0.30)	—	(0.73)	9.12	(24.36)[3]		0.32	[4]	0.32	[4],[5]	4.07	[1]	1,890	28
12-31-2007	13.32	0.74	[1],[2]	(0.08)	0.66	(0.73)	(0.30)	—	(1.03)	12.95	5.08	[3]	0.31	[4]	0.31	[4],[5]	5.56	[1]	2,042	13
12-31-2006	13.33	0.26	[1],[2]	1.00	1.26	(0.31)	(0.93)	(0.03)	(1.27)	13.32	10.18	[3]	0.31	[4]	0.31	[4]	2.02	[1]	1,560	19
12-31-2005	13.80	0.24	[1],[2]	0.26	0.50	(0.33)	(0.64)	—	(0.97)	13.33	4.00	[3]	0.30	[4]	0.30	[4]	1.80	[1]	1,108	101
12-31-2004	12.79	0.31	[1]	1.07	1.38	(0.31)	(0.06)	—	(0.37)	13.80	11.04	[3]	0.07	[4]	0.07	[4]	1.90	[1]	631	55
SERIES NAV
12-31-2008	13.01	0.58	[1],[2]	(3.68)	(3.10)	(0.45)	(0.30)	—	(0.75)	9.16	(24.16)[3]		0.07	[4]	0.07	[4],[5]	5.08	[1]	19	28
12-31-2007	13.38	0.84	[1],[2]	(0.15)	0.69	(0.76)	(0.30)	—	(1.06)	13.01	5.34	[3]	0.06	[4]	0.06	[4],[5]	6.30	[1]	13	13
12-31-2006	13.35	0.24	[1],[2]	1.06	1.30	(0.31)	(0.93)	(0.03)	(1.27)	13.38	10.50	[3]	0.06	[4]	0.06	[4]	1.88	[1]	5	19
12-31-2005[6]	12.59	(0.01	)[1],[2]	0.77	0.76	—	—	—	—	13.35	6.04	[7]	0.06	[4],[8]	0.06	[4],[8]	(0.06	)[1],[8]	2	101
1. Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests. 2. Based on the average of the shares outstanding. 3. Assumes dividend reinvestment. 4. Does not include expenses of the underlying affiliated funds in which the Portfolio invests. 5. Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Portfolio. The range of expense ratios of the underlying funds held by the Portfolios was as follows:

Period ended	Lifestyle Moderate Trust
12/31/2008	0.34%–1.17%
12/31/2007	0.34%–1.38%

6. Series NAV shares began operations on 4-29-05. 7. Not annualized. 8. Annualized.

19

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights

Per share operating performance for a share outstanding throughout the period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net real- ized and unrealized gain (loss) on invest- ments ($)	Total from investment oper- ations ($)	From net investment income ($)	From net realized gain ($)	From capital paid-in ($)	Total distri- butions ($)	Net asset value, end of period ($)	Total return (%)		Ratio of gross expenses to average net assets (%)		Ratio of net expenses to average net assets (%)		Ratio of net investment income (loss) to average net assets (%)		Net assets, end of period (in millions)	Portfolio turnover (%)
Lifestyle Conservative Trust
SERIES I
12-31-2008	13.02	0.55	[1],[2]	(2.55)	(2.00)	(0.51)	(0.25)	—	(0.76)	10.26	(15.57)[3]		0.12	[4]	0.12	[4],[5]	4.52	[1]	168	31
12-31-2007	13.43	0.91	[1],[2]	(0.21)	0.70	(0.93)	(0.18)	—	(1.11)	13.02	5.38	[3]	0.11	[4]	0.11	[4],[5]	6.84	[1]	182	27
12-31-2006	13.42	0.39	[1],[2]	0.67	1.06	(0.44)	(0.61)	—	(1.05)	13.43	8.44	[3]	0.11	[4]	0.11	[4]	3.00	[1]	171	34
12-31-2005	14.20	0.42	[1],[2]	(0.05)	0.37	(0.43)	(0.72)	—	(1.15)	13.42	2.88	[3]	0.12	[4]	0.12	[4]	3.16	[1]	182	104
12-31-2004	13.64	0.42	[1]	0.71	1.13	(0.42)	(0.15)	—	(0.57)	14.20	8.59	[3]	0.07	[4]	0.07	[4]	2.80	[1]	373	44
SERIES II
12-31-2008	12.96	0.63	[1],[2]	(2.63)	(2.00)	(0.49)	(0.25)	—	(0.74)	10.22	(15.67)[3]		0.32	[4]	0.32	[4],[5]	5.30	[1]	1,297	31
12-31-2007	13.37	0.91	[1],[2]	(0.24)	0.67	(0.90)	(0.18)	—	(1.08)	12.96	5.17	[3]	0.31	[4]	0.31	[4],[5]	6.85	[1]	738	27
12-31-2006	13.40	0.35	[1],[2]	0.66	1.01	(0.43)	(0.61)	—	(1.04)	13.37	8.13	[3]	0.31	[4]	0.31	[4]	2.71	[1]	524	34
12-31-2005	14.19	0.32	[1],[2]	0.04	0.36	(0.43)	(0.72)	—	(1.15)	13.40	2.81	[3]	0.30	[4]	0.30	[4]	2.39	[1]	422	104
12-31-2004	13.64	0.42	[1]	0.70	1.12	(0.42)	(0.15)	—	(0.57)	14.19	8.51	[3]	0.07	[4]	0.07	[4]	2.50	[1]	286	44
SERIES NAV
12-31-2008	13.03	0.68	[1],[2]	(2.66)	(1.98)	(0.52)	(0.25)	—	(0.77)	10.28	(15.43)[3]		0.07	[4]	0.07	[4],[5]	5.72	[1]	10	31
12-31-2007	13.45	1.02	[1],[2]	(0.32)	0.70	(0.94)	(0.18)	—	(1.12)	13.03	5.35	[3]	0.06	[4]	0.06	[4],[5]	7.60	[1]	5	27
12-31-2006	13.44	0.29	[1],[2]	0.77	1.06	(0.44)	(0.61)	—	(1.05)	13.45	8.43	[3]	0.06	[4]	0.06	[4]	2.22	[1]	3	34
12-31-2005[6]	12.99	(0.01	)[1],[2]	0.46	0.45	—	—	—	—	13.44	3.46	[7]	0.06	[4],[8]	0.06	[4],[8]	(0.06	)[1], [8]	1	104
1. Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests. 2. Based on the average of the shares outstanding. 3. Assumes dividend reinvestment. 4. Does not include expenses of the underlying affiliated funds in which the Portfolio invests. 5. Ratios do not include expenses indirectly incurred from underlying funds whose expense ratios can vary based on the mix of underlying funds held by the Portfolio. The range of expense ratios of the underlying funds held by the Portfolios was as follows:

Period ended	Lifestyle Conservative Trust
12/31/2008	0.49%–1.11%
12/31/2007	0.63%–1.06%

6. Series NAV shares began operations on 4-29-05. 7. Not annualized. 8. Annualized.

20

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Notes to Financial Statements

1.  ORGANIZATION OF THE TRUST John Hancock Trust (the Trust or JHT) is a no-load, open-end management investment company organized as a Massachusetts business trust. It is a series company, which means it has multiple Portfolios (the Portfolios), each with a stated investment objective that it pursues through separate investment policies. The Trust currently offers one hundred and four separate investment Portfolios, five of which are presented in this report and are diversified for purposes of the Investment Company Act of 1940, as amended (the 1940 Act). The Lifestyle Portfolios operate as a “fund of funds,” investing in Series NAV shares of underlying funds of the Trust, and in other permitted security investments.

Lifestyle Portfolios’ underlying funds’ accounting policies are outlined in the funds’ shareholder reports, available without charge by calling 1-800-344-1029 or on the Securities and Exchange Commission (SEC) Web site at www.sec.gov, or at the Commission’s public reference room in Washington, D.C. The underlying funds are not covered by this report.

Shares of the Portfolios are presently offered only to: Separate Accounts A, H, I, L, M, and N and, in the case of certain Portfolios, to unregistered separate accounts issued by John Hancock Life Insurance Company (U.S.A) (John Hancock USA) and to Separate Accounts A and B and, in the case of certain Portfolios, to unregistered separate accounts issued by John Hancock Life Insurance Company of New York (John Hancock New York). In addition, shares of the Portfolios are also offered to separate accounts U, JH, S and I issued by John Hancock Variable Life Insurance Company (JHVLICO) and to separate accounts U, V, UV and H issued by John Hancock Life Insurance Company (JHLICO). John Hancock New York is a wholly owned subsidiary of John Hancock USA. John Hancock USA, John Hancock New York, JHVLICO and JHLICO are indirect wholly owned subsidiaries of The Manufacturers Life Insurance Company (Manulife), which in turn is a wholly owned subsidiary of Manulife Financial Corporation, a publicly traded company. Manulife Financial Corporation and its subsidiaries are known collectively as “Manulife Financial.”

John Hancock Investment Management Services, LLC (JHIMS or the Adviser), a Delaware limited liability company controlled by John Hancock USA, serves as investment adviser for the Trust and John Hancock Distributors, LLC (JHD or the Distributor), an affiliate of the Adviser, serves as principal underwriter of the variable contracts issued by John Hancock USA and John Hancock New York, JHLICO and JHVLICO.

The Trust offers three classes of shares: Series I, Series II and Series NAV, which represent an interest in the same portfolio of investments of each respective Portfolio and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the SEC and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

2.  SIGNIFICANT ACCOUNTING POLICIES The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Portfolios:

Security Valuation  Investments are stated at value as of the close of the regular trading on New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. Investments by the Portfolio in underlying affiliated funds are valued at their respective net asset values each business day and securities in the underlying funds are valued in accordance with their respective valuation polices, as outlined in the underlying funds’ financial statements. All other securities held by the Portfolio and by the underlying affiliated funds are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) as of the close of business on the principal securities exchange (domestic or foreign) on which they trade. Short-term debt investments that have a remaining maturity of 60 days or less are valued at amortized cost, and thereafter assume a constant amortization to maturity of any discount or premium, which approximates market value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity.

The Portfolio adopted Statement of Financial Accounting Standards No. 157 (FAS 157), “Fair Value Measurements”, effective with the beginning of the Portfolio’s fiscal year. FAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable.

The three levels of hierarchy are described below:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Prices determined using other significant observable inputs. Inputs other than quoted prices included in Level 1 that are observable either directly or indirectly through corroboration with observable market data. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

Level 3 — Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable, such as when there is little or no market activity for an investment, unobservable inputs may be used. Unobservable inputs reflect the Portfolio’s own assumptions about the factors that market participants would use in pricing an investment and would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables are a summary of the inputs used to value the Portfolios’ net assets as of December 31, 2008. Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation / depreciation on the instrument.

Lifestyle Aggressive Trust
Valuation Inputs:	Investments in Securities	Other Financial Instruments
Level 1 — Quoted Prices	$311,953,302	—
Level 2 — Other Significant Observable Inputs	—	—
Level 3 — Significant Unobservable Inputs	—	—
Total	$311,953,302	—

21

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Lifestyle Growth Trust
Valuation Inputs:	Investments in Securities	Other Financial Instruments
Level 1 — Quoted Prices	$9,548,838,627	—
Level 2 — Other Significant Observable Inputs	—	—
Level 3 — Significant Unobservable Inputs	—	—
Total	$9,548,838,627	—

Lifestyle Balanced Trust
Valuation Inputs:	Investments in Securities	Other Financial Instruments
Level 1 — Quoted Prices	$8,574,469,023	—
Level 2 — Other Significant Observable Inputs	882,000	—
Level 3 — Significant Unobservable Inputs	—	—
Total	$8,575,351,023	—

Lifestyle Moderate Trust
Valuation Inputs:	Investments in Securities	Other Financial Instruments
Level 1 — Quoted Prices	$2,124,220,622	—
Level 2 — Other Significant Observable Inputs	—	—
Level 3 — Significant Unobservable Inputs	—	—
Total	$2,124,220,622	—

Lifestyle Conservative Trust
Valuation Inputs:	Investments in Securities	Other Financial Instruments
Level 1 — Quoted Prices	$1,474,437,257	—
Level 2 — Other Significant Observable Inputs	—	—
Level 3 — Significant Unobservable Inputs	—	—
Total	$1,474,437,257	—

Repurchase Agreements  Each Portfolio may enter into repurchase agreements. When a Portfolio enters into a repurchase agreement through its custodian, it receives delivery of securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is generally at least 102% of the repurchase amount. Each Portfolio will take constructive receipt of all securities underlying the repurchase agreements it has entered into until such agreements expire. If the seller defaults, a Portfolio would suffer a loss to the extent that proceeds from the sale of underlying securities were less than the repurchase amount. Each Portfolio may enter into repurchase agreements maturing within seven days with domestic dealers, banks or other financial institutions deemed to be creditworthy by the Adviser. Collateral for certain tri-party repurchase agreements is held at the custodian bank in a segregated account for the benefit of the Portfolio and the counterparty.

Security Transactions and Related Investment Income  Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-date or when the Portfolio becomes aware of the dividends from cash collections. Discounts/premiums are accreted/amortized for financial reporting purposes. Non-cash dividends are recorded at the fair market value of the securities received. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful, based upon consistently applied procedures.

The Portfolio uses the specific identification method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Expenses  The majority of expenses are directly identifiable to an individual Portfolio. Trust expenses that are not readily identifiable to a specific Portfolio are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the Portfolios. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations  Income, common expenses and realized and unrealized gains (losses) are determined at the Portfolio level and allocated daily to each series of shares based on the appropriate net asset value of the respective series. Dividends from net investment income are determined at a class level and distributions from capital gains are determined at the Portfolio level. Class-specific expenses, such as Distribution (Rule 12b-1) fees, are calculated and accrued daily at the series level based on the appropriate net asset value of each series and the specific expense rate(s) applicable to each class.

Federal income taxes  Each Portfolio intends to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, certain Portfolios have a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Portfolio, no capital gain distributions will be made.

22

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

At December 31, 2008, capital loss carryforwards available to offset future realized gains were as follows:

Capital Loss Carryforwards
Portfolio	2016
Lifestyle Aggressive Trust	$18,106,211
Lifestyle Growth Trust	247,107,123
Lifestyle Balanced Trust	—
Lifestyle Moderate Trust	18,776,651
Lifestyle Conservative Trust	—

*	Availability of a certain amount of the loss carryforwards, which were acquired in a merger, may be limited in a given year.

As of December 31, 2008, the Portfolios had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio’s federal tax returns filed in the 3-years ended December 31, 2008 remains subject to examination by the Internal Revenue Service.

The cost of investments owned on December 31, 2008, including short-term investments, for federal income tax purposes, was as follows:

Portfolio	Aggregate Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized (Depreciation)
Lifestyle Aggressive Trust	$501,765,892	$625,582	($190,438,172)	($189,812,590)
Lifestyle Growth Trust	14,032,668,270	—	(4,483,829,643)	(4,483,829,643)
Lifestyle Balanced Trust	11,757,548,646	11,107,211	(3,193,304,834)	(3,182,197,623)
Lifestyle Moderate Trust	2,819,089,320	5,128,021	(699,996,719)	(694,868,698)
Lifestyle Conservative Trust	1,769,356,194	7,084,785	(302,003,722)	(294,918,937)

Distribution of Income and Gains  The Portfolios record distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. The Portfolios generally declare and pay dividends and capital gains distributions, if any, annually. Distributions paid by the Portfolios with respect to each series of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

During the year ended December 31, 2007, the tax character of distributions paid was as follows:

	2007 Distributions
Portfolio	Ordinary Income	Long Term Capital Gains	Return of Capital	Total
Lifestyle Aggressive Trust	$36,854,330	$35,003,743	—	$71,858,073
Lifestyle Growth Trust	705,278,297	299,783,296	—	1,005,061,593
Lifestyle Balanced Trust	586,509,346	157,535,554	—	744,044,900
Lifestyle Moderate Trust	147,107,015	20,757,932	—	167,864,947
Lifestyle Conservative Trust	62,906,889	3,832,228	—	66,739,117

During the year ended December 31, 2008, the tax character of distributions paid was as follows:

	2008 Distributions
Portfolio	Ordinary Income	Long Term Capital Gains	Return of Capital	Total
Lifestyle Aggressive Trust	$7,678,021	$59,566,981	—	$67,245,002
Lifestyle Growth Trust	318,983,087	663,541,483	—	982,524,570
Lifestyle Balanced Trust	350,248,010	406,368,471	—	756,616,481
Lifestyle Moderate Trust	99,745,340	54,929,340	—	154,674,680
Lifestyle Conservative Trust	68,281,825	23,329,540	—	91,611,365

As of December 31, 2008, the components of distributable earnings on a tax basis, were as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Capital Loss Carryforward	Post-October Deferral
Lifestyle Aggressive Trust	$14,077	—	$18,106,211	$39,626,683
Lifestyle Growth Trust	761,466	—	247,107,123	892,861,253
Lifestyle Balanced Trust	596,504	$7,874,138	—	549,415,919
Lifestyle Moderate Trust	159,499	—	18,776,651	33,410,291
Lifestyle Conservative Trust	109,586	5,149,278	—	33,889,965

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Portfolios’ financial statements as a return of capital. Net capital losses that are attributable to security transactions incurred after October 31, 2008, are treated as arising on January 1, 2009, the first day of the Portfolio’s next taxable year.

Capital accounts within financial statements are adjusted for permanent book/tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book/tax differences will reverse in a subsequent period. Permanent book/tax differences are primarily attributable to differing treatment of loss transactions.

23

3.  RISKS & UNCERTAINTIES

Concentration Risk  The Portfolios may concentrate investments in a particular industry or sector of the economy. Accordingly, the concentration may make the Portfolios’ value more volatile and investment values may rise and fall more rapidly. In addition, a Portfolio with a concentration is particularly susceptible to the impact of market, economic, regulatory and other factors affecting the specific concentration.

4.  GUARANTEES AND INDEMNIFICATIONS Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

5.  INVESTMENT ADVISORY AND OTHER AGREEMENTS The Trust has entered into an Investment Advisory Agreement with the Adviser. The Adviser is responsible for managing the corporate and business affairs of the Trust and for selecting and compensating subadvisers to handle the investment of the assets of the Portfolios, subject to the supervision of the Board of Trustees. The advisory fee has two components: (a) a fee on assets invested in affiliated Funds (“Affiliated Fund Assets”) and (b) a fee on assets not invested in affiliated funds (“Other Assets”). Affiliated Funds are any Fund of JHT, JHF II and JHF III excluding Money Market Trust B, 500 Index Trust B, International Equity Index Trust B and Total Bond Market Trust B. Under the Advisory Agreement, the Portfolios pay a monthly management fee to the Adviser as stated below:

The fee on Affiliated Fund Assets is stated as an annual percentage of the current value of the aggregate net assets of all the Portfolios and the Lifestyle Portfolios that are series of John Hancock Funds II determined in accordance with the following schedule, and that rate is applied to the Affiliated Fund Assets of each Portfolio.

Portfolio	First $7.5 billion of Aggregate Net Assets	Excess over $7.5 billion of Aggregate Net Assets
Lifestyle Portfolios	0.050%	0.040%

The fee on Other Assets is stated as an annual percentage of the current value of the aggregate net assets of all the Portfolios and the Lifestyle Portfolios that are series of John Hancock Funds II determined in accordance with the following schedule, and that rate is applied to the Other Assets of each Portfolio.

Portfolio	First $7.5 billion of Aggregate Net Assets	Excess over $7.5 billion of Aggregate Net Assets
Lifestyle Portfolios	0.500%	0.490%

The Portfolios are not responsible for the payment of subadvisory fees.

The investment management fees incurred for the year ended December 31, 2008, were equivalent to an annual effective rate of the Portfolio’s average daily net assets as detailed below:

Portfolio	Annual Effective Rate
Lifestyle Aggressive Trust	0.04%
Lifestyle Growth Trust	0.04%
Lifestyle Balanced Trust	0.04%
Lifestyle Moderate Trust	0.04%
Lifestyle Conservative Trust	0.04%

John Hancock Funds II are retail mutual funds advised by JHIMS and distributed by an affiliate of JHIMS, John Hancock Funds, LLC.

MFC Global Investment Management (U.S.A.) Limited acts as Subadviser to the Lifestyle Portfolios.

Fund Administration Fees  Pursuant to the Advisory Agreement, the Portfolios reimburse the Adviser for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services of the Portfolios, including the preparation of all tax returns, annual, semiannual and periodic reports to shareholders and the preparation of all regulatory reports. These expenses are allocated based on the relative share of net assets of each Portfolio at the time the expense was incurred.

The fund administration fees incurred for the year ended December 31, 2008, were equivalent to an annual effective rate of 0.02% of each Portfolio’s average daily net assets.

Distribution Plans  In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees has approved Distribution Plans (the Plans) for Series I and Series II of the Trust. Series NAV shares are not subject to a Rule 12b-1 fee. The Trust has different classes of shares with different Rule 12b-1 fees so that the Trust’s Portfolios may be offered through different distribution channels. Rule 12b-1 fees are paid to the Portfolios’ Distributor, for distribution services pursuant to the Plans. JHD may use Rule 12b-1 fees for any expenses relating to the distribution of the shares of the class, for any expenses relating to shareholder or administrative services for holders of the shares of the class (or owners of contracts funded in insurance company separate accounts that invest in the shares of the class) and for the payment of service fees. The Portfolios make payments to JHD at an annual rate not to exceed 0.05% of Series I average daily net asset value and 0.25% of Series II average daily net asset value.

24

6.  PORTFOLIO SHARE TRANSACTIONS This listing illustrates the number of Portfolio shares sold, reinvested and repurchased during the years ended December 31, 2008 and 2007, along with the corresponding dollar value.

Lifestyle Aggressive Trust	Year ended 12-31-08		Year ended 12-31-07
	Shares	Amount	Shares	Amount
Series I shares
Sold	1,817,564	$14,600,017	2,525,923	$28,169,884
Distributions reinvested	2,804,008	23,279,145	2,547,587	27,465,490
Repurchased	(5,990,579)	(50,188,862)	(7,244,709)	(81,091,864)
Net increase (decrease)	(1,369,007)	($12,309,700)	(2,171,199)	($25,456,490)
Series II shares
Sold	3,134,462	$25,845,931	1,523,208	$17,127,533
Distributions reinvested	4,463,180	37,249,509	3,795,580	40,810,311
Repurchased	(7,761,835)	(62,837,789)	(7,304,714)	(81,603,924)
Net increase (decrease)	(164,193)	$257,651	(1,985,926)	($23,666,080)
Series NAV shares
Sold	4,157,769	$32,078,350	2,260,826	$25,382,496
Distributions reinvested	839,953	6,716,348	331,604	3,582,272
Repurchased	(905,147)	(6,985,824)	(168,227)	(1,904,819)
Net increase	4,092,575	$31,808,874	2,424,203	$27,059,949
Net increase (decrease)	2,559,375	$19,756,825	(1,732,922)	($22,062,621)

Lifestyle Growth Trust	Year ended 12-31-08		Year ended 12-31-07
	Shares	Amount	Shares	Amount
Series I shares
Sold	2,158,008	$22,815,030	2,646,765	$37,367,935
Distributions reinvested	5,769,346	59,544,694	6,049,568	82,965,453
Repurchased	(12,652,488)	(141,661,262)	(13,846,948)	(194,935,882)
Net increase (decrease)	(4,725,134)	($59,301,538)	(5,150,615)	($74,602,494)
Series II shares
Sold	99,775,444	$1,086,062,818	196,191,513	$2,766,515,698
Distributions reinvested	88,461,605	903,140,448	66,306,081	907,506,642
Repurchased	(29,982,904)	(327,275,619)	(2,446,438)	(32,768,932)
Net increase (decrease)	158,254,145	$1,661,927,647	260,051,156	$3,641,253,408
Series NAV shares
Sold	8,156,101	$92,640,509	8,163,009	$115,649,808
Distributions reinvested	1,998,890	19,839,428	1,061,473	14,589,498
Repurchased	(762,172)	(8,555,666)	(482,732)	(6,820,048)
Net increase	9,392,819	$103,924,271	8,741,750	$123,419,258
Net increase (decrease)	162,921,830	$1,706,550,380	263,642,291	$3,690,070,172

Lifestyle Balanced Trust	Year ended 12-31-08		Year ended 12-31-07
	Shares	Amount	Shares	Amount
Series I shares
Sold	1,297,087	$15,532,036	2,460,311	$34,528,372
Distributions reinvested	5,999,323	62,739,637	6,384,597	86,814,934
Repurchased	(17,882,569)	(205,063,319)	(12,371,911)	(172,412,809)
Net increase (decrease)	(10,586,159)	($126,791,646)	(3,527,003)	($51,069,503)
Series II shares
Sold	76,017,816	$855,639,963	122,835,364	$1,712,043,667
Distributions reinvested	62,843,871	644,524,903	48,070,206	650,994,620
Repurchased	(26,027,211)	(284,791,523)	(1,288,595)	(17,087,445)
Net increase (decrease)	112,834,476	$1,215,373,343	169,616,975	$2,345,950,842
Series NAV shares
Sold	5,058,151	$61,318,966	3,823,341	$53,435,290
Issued in reorganization (Note 10)	105,346,226	956,466,306	—	—
Distributions reinvested	5,743,172	49,351,941	457,804	6,235,346
Repurchased	(3,439,950)	(32,730,369)	(433,295)	(6,117,997)
Net increase	112,707,599	$1,034,406,844	3,847,850	$53,552,639
Net increase (decrease)	214,955,916	$2,122,988,541	169,937,822	$2,348,433,978

25

PORTFOLIO SHARE TRANSACTIONS, CONTINUED

Lifestyle Moderate Trust	Year ended 12-31-08		Year ended 12-31-07
	Shares	Amount	Shares	Amount
Series I shares
Sold	2,314,585	$26,990,571	3,397,108	$45,600,013
Distributions reinvested	1,735,157	17,395,771	2,080,058	27,123,749
Repurchased	(6,211,127)	(71,610,841)	(5,946,466)	(79,414,822)
Net increase (decrease)	(2,161,385)	($27,224,499)	(469,300)	($6,691,060)
Series II shares
Sold	40,142,427	$464,319,227	32,149,304	$428,195,032
Distributions reinvested	13,820,064	136,059,888	10,790,481	140,036,371
Repurchased	(4,289,089)	(45,906,311)	(2,334,336)	(31,084,168)
Net increase (decrease)	49,673,402	$554,472,804	40,605,449	$537,147,235
Series NAV shares
Sold	1,313,559	$15,056,006	673,573	$9,026,447
Distributions reinvested	126,912	1,219,021	54,119	704,827
Repurchased	(365,973)	(4,202,164)	(155,228)	(2,094,740)
Net increase	1,074,498	$12,072,863	572,464	$7,636,534
Net increase (decrease)	48,586,515	$539,321,168	40,708,613	$538,092,709

Lifestyle Conservative Trust	Year ended 12-31-08		Year ended 12-31-07
	Shares	Amount	Shares	Amount
Series I shares
Sold	6,341,795	$77,210,133	6,883,319	$91,444,578
Distributions reinvested	1,089,361	11,727,431	1,139,964	14,857,003
Repurchased	(5,044,566)	(60,285,460)	(6,761,282)	(90,131,104)
Net increase (decrease)	2,386,590	$28,652,104	1,262,001	$16,170,477
Series II shares
Sold	67,645,076	$819,030,908	20,646,076	$273,328,468
Distributions reinvested	7,505,987	79,322,098	3,975,401	51,537,620
Repurchased	(5,229,236)	(62,219,005)	(6,819,343)	(91,142,780)
Net increase (decrease)	69,921,827	$836,134,001	17,802,134	$233,723,308
Series NAV shares
Sold	576,470	$6,852,282	156,504	$2,096,137
Distributions reinvested	53,309	561,836	26,422	344,494
Repurchased	(72,503)	(875,752)	(55,104)	(736,774)
Net increase	557,276	$6,538,366	127,822	$1,703,857
Net increase (decrease)	72,865,693	$871,324,471	19,191,957	$251,597,642

6.  PURCHASES AND SALES OF SECURITIES The following summarizes the purchases and sales of the affiliated underlying funds by the Portfolios for the year ended December 31, 2008:

PORTFOLIO	PURCHASES	SALES
Lifestyle Aggressive Trust	$236,416,363	$270,627,571
Lifestyle Growth Trust	6,166,861,664	5,001,109,984
Lifestyle Balanced Trust	5,278,009,053	3,482,227,892
Lifestyle Moderate Trust	1,174,935,908	673,498,299
Lifestyle Conservative Trust	1,257,152,840	403,851,037

7.  INVESTMENT IN AFFILIATED UNDERLYING FUNDS The Portfolios invest primarily in affiliated underlying funds that are managed by affiliates of the Adviser. The Portfolios do not invest in affiliated underlying funds for the purpose of exercising management or control; however, the Portfolios’ investments may represent a significant portion of each underlying fund’s net assets. For the year ended December 31, 2008, the following Portfolios held 5% or more of the underlying funds’ net assets:

PORTFOLIO	AFFILIATE CLASS NAV	PERCENT OF UNDERLYING FUNDS NET ASSETS
Lifestyle Aggressive Trust
	Mid Cap Intersection Trust	9.3%
	Mid Cap Value Equity Trust	6.8%
	Small Cap Intrinsic Value Trust	13.1%
	Smaller Company Growth Trust	6.8%
	Vista Trust	11.5%
Lifestyle Growth Trust
	500 Index Trust	34.5%
	All Cap Core Trust	60.6%
	Alpha Opportunities Trust	55.4%
	Blue Chip Growth Trust	26.8%
	Capital Appreciation Trust	51.0%
	Emerging Markets Value Trust	48.2%
	Equity-Income Trust	13.9%
	Floating Rate Income Trust	52.3%
	Fundamental Value Trust	32.6%
	Global Bond Trust	15.7%
	Global Real Estate Trust	35.6%
	Growth Equity Trust	55.0%
	High Income Trust	32.8%

26

INVESTMENT IN AFFILIATED UNDERLYING FUNDS, CONTINUED

PORTFOLIO	AFFILIATE CLASS NAV	PERCENT OF UNDERLYING FUNDS NET ASSETS
Lifestyle Growth Trust, continued
	High Yield Trust	32.2%
	International Core Trust	39.5%
	International Opportunities Trust	54.5%
	International Small Cap Trust	34.4%
	International Small Company Trust	69.7%
	International Value Trust	30.9%
	Large Cap Trust	26.0%
	Large Cap Value Trust	28.3%
	Mid Cap Index Trust	27.8%
	Mid Cap Intersection Trust	86.9%
	Mid Cap Stock Trust	13.4%
	Mid Cap Value Equity Trust	93.1%
	Natural Resources Trust	33.0%
	Optimized Value Trust	77.1%
	Overseas Equity Trust	45.3%
	Real Estate Equity Trust	45.5%
	Real Return Bond Trust	37.6%
	Small Cap Growth Trust	20.1%
	Small Cap Intrinsic Value Trust	86.4%
	Small Cap Opportunities Trust	58.2%
	Small Company Growth Trust	32.8%
	Small Company Value Trust	29.6%
	Smaller Company Growth Trust	93.2%
	Spectrum Income Trust	23.5%
	Strategic Bond Trust	22.0%
	Strategic Income Trust	23.3%
	Total Return Trust	25.2%
	U.S. High Yield Bond Trust	25.1%
	U.S. Multi Sector Trust	56.6%
	Value & Restructuring Trust	47.8%
	Vista Trust	88.5%
Lifestyle Balanced Trust
	500 Index Trust	35.1%
	Active Bond Trust	10.8%
	All Cap Core Trust	14.8%
	Alpha Opportunities Trust	42.1%
	Blue Chip Growth Trust	24.0%
	Capital Appreciation Trust	8.8%
	Core Bond Trust	65.8%
	Emerging Markets Value Trust	43.7%
	Equity-Income Trust	16.3%
	Floating Rate Income Trust	28.2%
	Fundamental Value Trust	8.9%
	Global Bond Trust	22.0%
	Global Real Estate Trust	42.1%
	Growth Equity Trust	41.9%
	High Income Trust	45.1%
	High Yield Trust	47.0%
	International Core Trust	27.5%
	International Opportunities Trust	22.3%
	International Small Cap Trust	26.1%
	International Small Company Trust	27.0%
	International Value Trust	22.1%
	Large Cap Trust	20.8%
	Large Cap Value Trust	43.0%
	Mid Cap Index Trust	11.2%
	Mid Cap Stock Trust	11.2%
	Natural Resources Trust	21.9%
	Optimized Value Trust	16.8%
	Real Estate Equity Trust	34.0%
	Real Return Bond Trust	41.9%
	Small Company Growth Trust	52.0%
	Small Company Value Trust	22.4%
	Spectrum Income Trust	47.3%
	Strategic Bond Trust	31.3%
	Strategic Income Trust	48.7%
	Total Bond Market A Trust	39.5%
	Total Return Trust	26.7%
	U.S. High Yield Bond Trust	42.9%
	U.S. Multi Sector Trust	30.3%
	Value & Restructuring Trust	35.2%

27

INVESTMENT IN AFFILIATED UNDERLYING FUNDS, CONTINUED

PORTFOLIO	AFFILIATE CLASS NAV	PERCENT OF UNDERLYING FUNDS NET ASSETS
Lifestyle Moderate Trust
	Active Bond Trust	8.3%
	Blue Chip Growth Trust	5.0%
	Core Bond Trust	17.1%
	Floating Rate Income Trust	10.0%
	Global Bond Trust	9.6%
	Global Real Estate Trust	9.1%
	High Income Trust	16.8%
	High Yield Trust	6.1%
	International Core Trust	11.6%
	International Equity Index B Trust	6.8%
	International Opportunities Trust	8.1%
	International Value Trust	7.1%
	Investment Quality Bond Trust	13.1%
	Mid Cap Index Trust	6.3%
	Overseas Equity Trust	6.9%
	Real Estate Equity Trust	11.9%
	Real Return Bond Trust	5.9%
	Small Cap Index Trust	7.4%
	Small Company Growth Trust	15.2%
	Spectrum Income Trust	16.7%
	Strategic Bond Trust	11.2%
	Strategic Income Trust	12.0%
	Total Bond Market A Trust	15.1%
	Total Return Trust	6.5%
	U.S. High Yield Bond Trust	18.7%
	U.S. Multi Sector Trust	8.4%
	Value & Restructuring Trust	14.9%
Lifestyle Conservative Trust
	Active Bond Trust	6.3%
	Core Bond Trust	11.1%
	Floating Rate Income Trust	9.5%
	Global Bond Trust	10.2%
	Global Real Estate Trust	13.0%
	High Income Trust	5.0%
	Investment Quality Bond	12.6%
	Real Estate Equity Trust	8.6%
	Spectrum Income	12.5%
	Strategic Bond Trust	10.0%
	Strategic Income Trust	10.7%
	Total Bond Market A Trust	23.2%
	Total Return Trust	6.9%
	U.S. Government Securities Trust	26.0%
	U.S. High Yield Bond Trust	10.3%

10.  FUND MERGER On October 14, 2008, the shareholders of the Managed Trust voted to approve an Agreement and Plan of Reorganization (“the Agreement”) providing for (a) the acquisition of all the assets, subject to all of the liabilities, of the Managed Trust (the “Transferor Portfolio”) in exchange for a representative amount of shares of the Lifestyle Balanced Trust (the Acquiring Portfolio); (b) the liquidation of the Transferor Portfolio; and (c) the distribution to Transferor Portfolio shareholders of such Acquiring Portfolio shares. Based on the opinion of tax counsel, this reorganization does not qualify as a tax-free reorganization for federal income tax purposes and will be treated as a taxable transaction. The Acquiring Portfolio will not recognize gain or loss upon the receipt of the assets of the Transferor Portfolio. The expenses of the reorganization were borne by the Transferor Portfolio and the Acquiring Portfolio. The effective time of the reorganization occurred immediately after the close of regularly scheduled trading on the NYSE on November 7, 2008.

ACQUIRING PORTFOLIO	TRANSFEROR PORTFOLIO	ACQUIRED NET ASSET VALUE OF THE TRANSFEROR PORTFOLIO	SHARES ISSUED BY ACQUIRING PORTFOLIO	ACQUIRING PORTFOLIO NET ASSETS PRIOR TO COMBINATION	ACQUIRING PORTFOLIO TOTAL NET ASSETS AFTER COMBINATION
Lifestyle Balanced Trust	Managed	$956,466,306	105,346,226	$7,590,062,221	$8,546,528,527

See Note 6 for capital shares issued in connection with above referenced reorganization.

28

John Hancock Trust
Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Trust:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the portfolios (identified in Note 2) which are a part of John Hancock Trust (the “Trust”) at December 31, 2008, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008, by correspondence with the custodian, transfer agent, and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 26, 2009

29

John Hancock Trust
Federal Tax Information (Unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions of the Portfolios, if any, paid during its taxable year ended December 31, 2008.

The Portfolios below have designated the following amounts as capital gain dividends paid during the fiscal year.

Portfolio	Capital Gains
Lifestyle Aggressive Trust	$59,566,981
Lifestyle Growth Trust	663,541,483
Lifestyle Balanced Trust	406,368,471
Lifestyle Moderate Trust	54,929,340
Lifestyle Conservative Trust	23,329,540

Shareholders will be mailed a 2008 U.S. Treasury Department Form 1099-DIV in January 2009. This will reflect the total of all distributions that are taxable for the calendar year 2008.

30

John Hancock Trust
Trustees and Officers Information

The Trustees and Officers of the Trust, together with information as to their principal occupations during the past five years, are listed below. Each Trustee oversees all Trust portfolios.

INDEPENDENT TRUSTEES

Name, Address and Year of Birth	Position with the Trust[1]	Principal Occupation(s) and Other Directorships During Past Five Years
Charles L. Bardelis[2] 601 Congress Street Boston, MA 02210 Born: 1941	Trustee (since 1988)	Director, Island Commuter Corp. (Marine Transport). Trustee of John Hancock Fund II since 2005 and former Trustee of John Hancock Funds III (2005-2006).
Peter S. Burgess[2] 601 Congress Street Boston, MA 02210 Born: 1942	Trustee (since 2005)
Consultant (financial, accounting and auditing matters) (since 1999). Certified Public Accountant, Partner; Arthur Andersen (independent public accounting firm) (prior to 1999).
Director of the following publicly traded companies: PMA Capital Corporation (since 2004) and Lincoln Educational Services Corporation (since 2004).
Trustee of John Hancock Fund II since 2005 and former Trustee of John Hancock Funds III (2005-2006).

Elizabeth G. Cook[3] 601 Congress Street Boston, MA 02210 Born: 1937	Trustee (since 2005)
Expressive Arts Therapist, Massachusetts General Hospital (September 2001-June 2007); Expressive Arts Therapist, Dana Farber Cancer Institute (September 2000 to January 2004).
Trustee of John Hancock Funds II (since 2005) and former Trustee of John Hancock Funds III (2005-2006).

Theron S. Hoffman[3,4] Born: 1947	Trustee (since September 2008)
Trustee of John Hancock Trust and John Hancock Funds II (since September 2008); Chief Executive Officer, T. Hoffman Associates, LLC (2003-Present); Director, The Todd Organization (2003-Present); President, Westport Resources Management (2006-2008); Partner/Operating Head & Senior Managing Director, Putnam Investments (2000-2003).

Hassell H. McClellan[3] 601 Congress Street Boston, MA 02210 Born: 1945	Trustee (since 2005)
Associate Professor, The Graduate School of the Wallace E. Carroll School of Management, Boston College.
Trustee of John Hancock Funds II (since 2005) and former Trustee of John Hancock Funds III (2005-2006) .
Trustee of Phoenix Edge Series Fund (since 2008).

James M. Oates[3] 601 Congress Street Boston, MA 02210 Born: 1946	Chairman (since 2005) Trustee (since 2004)
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman, Emerson Investment Management, Inc. (since 2000); Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2006).
Director of the following publicly traded companies: Stifel Financial (since 1996); Investor Financial Services Corporation (since 1995); and Connecticut River Bancorp, Director (since 1998). Director, Virtus Investment Management (since 2009); and Emerson Investment Management (since 2000).
Trustee of John Hancock Funds II (since 2005) and former Trustee of John Hancock Funds III (2005-2006).

Steven M. Roberts[2,4] Born: 1944	Trustee (since September 2008)	Trustee of John Hancock Trust and John Hancock Funds II (since September 2008); Board of Governors Deputy Director, Federal Reserve System (2005-2008); Partner, KPMG (1987-2004).
F. David Rolwing[3] 601 Congress Street Boston, MA 02210 Born: 1934	Trustee (since 1997)	Former Chairman, President and CEO, Montgomery Mutual Insurance Company, 1991 to 1999. (Retired 1999).

31

John Hancock Trust
Trustees and Officers Information

NON-INDEPENDENT TRUSTEES

Name, Address and Year of Birth	Position with the Trust	Principal Occupation(s) and Other Directorships During Past Five Years
James R. Boyle[5] 601 Congress Street Boston, MA 02210 Born: 1959	Trustee (since 2005)
Executive Vice President, Manulife Financial Corporation (since 1999), Director and President, John Hancock Variable Life Insurance Company (since 2007); Director and Executive Vice President, John Hancock Life Insurance Company (since 2004); Chairman and Director, John Hancock Advisers, LLC (the Adviser), John Hancock Funds, LLC (John Hancock Funds) and The Berkeley Financial Group, LLC (The Berkeley Group) (holding company) (since 2005); Chairman and Director, John Hancock Investment Management Services, LLC (since 2006); Senior Vice President, The Manufacturers Life Insurance Company (U.S.A.) (until 2004).

Grace K. Fey[3,6] Born: 1946	Trustee (since September 2008)
Trustee of John Hancock Trust and John Hancock Funds II (since September 2008); Chief Executive Officer, Grace Fey Advisors (2007- Present); Director & Executive Vice President, Frontier Capital Management Company (1988-2007).

TRUSTEE EMERITUS
John D. Richardson[8] 601 Congress Street Boston, MA 02210 Born: 1938	Trustee (1997 to 2006) Trustee Emeritus (since December 2006)
Retired; Former Senior Executive Vice President, Office of the President, Manulife Financial, February 2000 to March 2002 (Retired, March 2002); Executive Vice President and General Manager, U.S. Operations, Manulife Financial, January 1995 to January 2000.
Director of BNS Split Corp. and BNS Split Corp. II, publicly traded companies listed on the Toronto Stock Exchange (2005-2007).

OFFICERS OF THE TRUST
Keith F. Hartstein[7] Born: 1956	President and Chief Executive Officer (since 2005)
Senior Vice President, Manulife Financial Corporation (since 2004); Director, President and Chief Executive Officer, the Adviser, The Berkeley Group, John Hancock Funds, LLC (since 2005); Director, MFC Global Investment Management (U.S.), LLC (“MFC Global (U.S.)”) (since 2005); Chairman and Director, John Hancock Signature Services, Inc. (since 2005); Director, President and Chief Executive Officer, John Hancock Investment Management Services, LLC (since 2006); President and Chief Executive Officer, John Hancock Funds II, John Hancock Funds III, and John Hancock Trust; Director, Chairman and President, NM Capital Management, Inc. (since 2005); Member and former Chairman, Investment Company Institute Sales Force Marketing Committee (since 2003); President and Chief Executive Officer, MFC Global (U.S.) (2005-2006); Executive Vice President, John Hancock Funds, LLC (until 2005).

Thomas M. Kinzler[7] Born: 1955	Secretary and Chief Legal Officer (since 2006)
Vice President and Counsel, John Hancock Life Insurance Company (U.S.A.) (since 2006); Secretary and Chief Legal Officer, John Hancock Funds, John Hancock Funds II and John Hancock Trust (since 2006); Vice President and Associate General Counsel, Massachusetts Mutual Life Insurance Company (1999-2006); Secretary and Chief Legal Counsel, MML Series Investment Fund (2000-2006); Secretary and Chief Legal Counsel, MassMutual Institutional Funds (2000-2004); Secretary and Chief Legal Counsel, MassMutual Select Funds and MassMutual Premier Funds (2004-2006).

Francis V. Knox, Jr.[7] Born: 1947	Chief Compliance Officer (since 2005)
Vice President and Chief Compliance Officer, John Hancock Investment Management Services, LLC, the Adviser and MFC Global (U.S.) (since 2005); Vice President and Chief Compliance Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2005); Vice President and Assistant Treasurer, Fidelity Group of Funds (until 2004); Vice President and Ethics & Compliance Officer, Fidelity Investments (until 2001).

32

John Hancock Trust
Trustees and Officers Information

Name, Address and Year of Birth	Position with the Trust	Principal Occupation(s) and Other Directorships During Past Five Years
Charles A. Rizzo[7] Born: 1957	Chief Financial Officer (since 2005)
Chief Financial Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2007); Assistant Treasurer, Goldman Sachs Mutual Fund Complex (registered investment companies) (2005-2007); Vice President, Goldman Sachs (2005-2007); Managing Director and Treasurer of Scudder Funds, Deutsche Asset Management (2003-2005); Director, Tax and Financial Reporting, Deutsche Asset Management (2002-2003); Vice President and Treasurer, Deutsche Global Fund Services (Deutsche Registered Investment Companies) (1999-2002).

Gordon M. Shone[7] Born: 1956	Treasurer (since 2005)
Senior Vice President, John Hancock Life Insurance Company (U.S.A.) (since 2001); Treasurer for John Hancock Funds (since 2006); John Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2005); Vice President and Chief Financial Officer, John Hancock Trust (2003-2005); Vice President, John Hancock Investment Management Services, LLC, John Hancock Advisers, LLC (since 2006), and The Manufacturers Life Insurance Company (U.S.A.) (1998-2000).

John G. Vrysen[7] Born: 1955	Chief Operating Officer (since 2005)
Senior Vice President, MFC (since 2006); Director, Executive Vice President and Chief Operating Officer, the Adviser, The Berkley Group, John Hancock Investment Management Services, LLC and John Hancock Funds, LLC (since 2007); Chief Operating Officer, John Hancock Funds (“JHF”), John Hancock Funds II (“JHF II”), John Hancock Funds III (JHF III“) and John Hancock Trust (”JHT“) (since 2007), Director, John Hancock Signature Services, Inc. (since 2005); Chief Financial Officer, the Adviser, The Berkley Group, MFC Global Investment Management (US), John Hancock Investment Management Services, LLC, John Hancock Funds, LLC, JHF, JHF II, JHF III and JHT (2005-2007); Vice President, MFC (until 2006).

1	Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified. Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) with cause or without cause, by the action of two-thirds of the remaining Trustees or by action of two-thirds of the outstanding Shares of the Trust.

2	Member of Audit Committee

3	Member of Compliance Committee.

4	Mr. Hoffman and Mr. Roberts were appointed by the Board as Trustees on September 26, 2008.

5	The Trustee is an “interested person” (as defined in the 1940 Act) due to his position with Manulife Financial Corporation (or its affiliates), the ultimate controlling parent of the investment adviser.

6	Ms. Fey was appointed by the Board as Trustee on September 26, 2008 and is an “interested person” (as defined in the 1940 Act) due to her prior position with a subadviser to the Trust.

7	Affiliated with the Adviser.

8	Mr. Richardson retired as Trustee effective December 14, 2006. On such date, Mr. Richardson became Trustee Emeritus.

33

John Hancock Trust
For More Information

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information, a separate document with supplemental information not contained in the Prospectus, includes additional information on the Board of Trustees and can be obtained without charge by calling 1-800-344-1029 or on the Securities and Exchange Commission (“SEC”) Web site at www.sec.gov.

PROXY VOTING POLICY A description of the Trust’s proxy voting policies and procedures and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 1-800-344-1029 or on the SEC Web site at www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE The Trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available electronically on the SEC Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth Street, N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

34

American Funds Insurance Series®is the underlying investment vehicle for several variable annuities and insurance products. 3 e investment adviser for American Funds Insurance Series is Capital Research and Management Company.SM For more than 75 years, Capital Research has invested with a long-term focus based on thorough research and attention to risk. All the variable funds in American Funds Insurance Series may not be available in your product.

The summary investment portfolios (with the exception of Cash Management Fund, which shows a complete listing of its portfolio holdings) are designed to streamline this report and help investors better focus on the funds’ principal holdings. For details on how to obtain a complete schedule of portfolio holdings for each fund in the series, please see the outside back cover.

Investment results, unless otherwise indicated, are for Class 2 shares of the funds in American Funds Insurance Series. Class 2 shares began operations on April 30, 1997. Class 3 shares began operations on January 16, 2004. Results encompassing periods prior to those dates assume a hypothetical investment in Class 1 shares and include deduction of the additional 0.25% annual expense for Class 2 shares and 0.18% for Class 3 shares under the series’ plans of distribution.

The mountain charts illustrate the growth of a $10,000 investment in each of the investment portfolios in American Funds Insurance Series (with the exception of Cash Management Fund, which is managed to provide preservation of principal) over the past 10 years (or the lifetime of the fund, if less than 10 years).

The variable annuities and life insurance contracts that use the series’ funds contain certain fees and expenses not reflected in this report. The series’ investment adviser waived a portion of its management fee from September 1, 2004, through December 31, 2008. Investment results reflect the waiver, without which they would have been lower. Please see the Financial Highlights table in this report for details.

Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity. For current information and month-end results, visit americanfunds.com/afi s. For month-end results and information about your insurance contract, please go to the website for the company that issued your contract.

Investing outside the United States (especially in developing countries) may be subject to additional risks, such as currency and interest rate fluctuations, local, regional or global political, social or economic instability, differing securities regulations and accounting standards, possible changes in taxation and periods of illiquidity. Investing in small-capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. The return of principal in bond funds is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the fund. High-yield bonds are subject to greater fluctuations in value and risk of loss of income and principal. Please read the funds’ prospectus for further information regarding the risks associated with investing in the funds.

Special feature

Consistent approach, changing times:
25 years of American Funds Insurance Series

Investment portfolios

Global Discovery Fund

Global Growth Fund

Global Small Capitalization Fund

Growth Fund International Fund

New World Fund

Blue Chip Income and Growth Fund

Global Growth and Income Fund

Growth-Income Fund

International Growth and Income Fund

Asset Allocation Fund

Bond Fund

Global Bond Fund

High-Income Bond Fund

U.S. Government/AAA-Rated Securities Fund

Cash Management Fund

Fellow investors:

The year ended December 31, 2008, was an extremely difficult one for investors. Declines in markets and financial sectors were widespread and indiscriminate. Problems that began with subprime mortgages and over-leveraged financial companies permeated the global economy, resulting in a worldwide credit crisis.

The U.S. stock market experienced its worst calendar year since 1931, declining 37.0%, as measured by the unmanaged Standard and Poor’s 500 Composite Index. Equities in the developing world fell sharply, with Brazil (–56.1%), China (–50.8%), India (–64.6%) and Russia (–73.8%) all suffering considerable losses. Developed countries were tested as well. France (–42.7%), Germany (–45.5%), Japan (–29.1%) and the United Kingdom (–48.3%) all lost ground. (Country returns outside the U.S. are measured by MSCI and are calculated in U.S. dollars with dividends reinvested.) The fixed-income market also experienced unprecedented losses, as investors shunned all but the safest bonds. While U.S. Treasuries and government debt did well in general, the Credit Suisse High Yield Index fell 26.2%, reflecting a widespread aversion to risk.

In the midst of such a tumultuous period, it’s worth revisiting some of the causes of the downturn. For many years, governments and individuals have been spending beyond their means and borrowing to cover the gap. Such practices faced little opposition and, in fact, added to the system’s overall growth rate. However, lax lending standards led to an overextension of unsound loans that were then securitized and sold to investors worldwide. Investors throughout the system were bullish in general, and they used extra leverage to magnify their exposure to mortgage assets, as well as many other assets and securities. Using models to estimate financial exposure, and derivatives to hedge against potential problems, they badly misjudged the actual risk.

Nowhere to hide

The table below looks at the past two major declines in the S&P 500 and compares returns for companies that were part of the index at some point during each period. As you can see, the pervasiveness of the current downturn has led to negative results for all but a handful of companies.

S&P 500 return	–47.4%	–50.8%
# of S&P 500 companies*	3/24/00–10/9/02	10/9/07–11/20/08
Positive returns	229	22
Down more than 25%	252	456
Down more than 50%	165	291
Down more than 75%	96	99

*Source: FactSet
The current decline is as of 12/31/08 and may not be over.

But inflating prices, in turn, finally curtailed consumption. As demand slackened, prices began to break down, beginning in 2006-07 with housing values. The ensuing economic decline has propelled the world into a severe recession, with the further threat of deflation a substantive concern. To thwart this possibility, central banks and governments worldwide have coordinated their efforts to ease the effects of the crisis.

In the U.S., a recession has been under way since December of 2007. Although the Federal Reserve lowered the federal funds rate to nearly zero in mid-December of 2008, and numerous government support programs have been put into place, the economy has continued to struggle. Hopefully, additional efforts by the new administration will help to halt the decline. But the persistent weakness in housing prices — the average consumer’s largest asset — has curbed the public’s willingness to spend, especially on discretionary items. As such, consumers are beginning to pay down their debt and increase their savings. While unemployment continues to rise in the U.S., declining mortgage rates and falling home prices are acting as an offset, making housing more affordable. The worst of this precipitous decline in business and financial activity may be abating, but it will no doubt take many months to sort out the aftereffects.

Although a recovery will take time, we believe that brighter days are ahead. This is a period in which our long-term orientation and time-tested investment approach should differentiate us from many other investment organizations. We will continue to rely on our extensive global research efforts to pursue investment opportunities throughout the world on your behalf.

We look forward to reporting to you again in six months.

Cordially,

James K. Dunton	Donald D. O’Neal
Vice Chairman of the Board	President

February 2, 2009

American Funds Insurance Series

Global Discovery Fund

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. Visit americanfunds.com/afi s for current information and month-end results. For month-end results and information about your insurance contract, please go to the website for the company that issued your contract.

Global Discovery Fund declined 45.09% for the 12 months ended December 31, 2008. During that time, the S&P 500 fell 36.99%, the Global Service and Information Index dropped 39.73% and the Lipper Multi-Cap Growth Funds Index was down 42.44%.

We are disappointed with the results of the fund, which faced substantial head-winds in a global bear market of unprecedented proportions. Ironically, though the current crisis began in the U.S. with problems in housing and financials, U.S. companies fared better than companies abroad. While the fund benefited from its exposure to companies outside the U.S. in previous years, many of those companies lost value during the period.

Companies in the financials and energy sectors saw major dips in share prices. While the fund’s weighting in financials decreased during the year, it was consistently one of the larger sectors in the fund. Holdings in companies in sectors less sensitive to broad economic trends, like health care, helped shield the fund from further losses.

Where the fund’s assets were invested based on total net assets as of December 31, 2008

The Americas
United States	47.7%
Mexico	1.0
Brazil	1.0

49.7

Europe

Germany	3.9
United Kingdom	3.8
Ireland	3.6
France	2.6
Spain	2.2
Denmark	1.6
Finland	1.6
Netherlands	1.1
Other	2.9

23.3

Asia/Pacific Basin
China	4.0%
Taiwan	1.6
Australia	1.4
Indonesia	1.3
Other	3.7

12.0

Other regions
Israel	3.5
South Africa	.8

4.3

Short-term securities & other assets less liabilities	10.7

Total	100.0%

Average annual total returns based on a $1,000 investment for periods ended December 31, 2008

	Class 1	Class 2
1 year	–45.02%	–45.09%
5 years	–1.33	–1.55
Lifetime (since July 5, 2001)	–0.78	–1.01

Expense ratios	.60	.85

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fee from September 1, 2004, through December 31, 2008. Investment results reflect the waiver, without which they would have been lower. Expenses are as of each fund’s most recent fiscal year-end. Please see the Financial Highlights table in this report for details.

The market indexes are unmanaged and their results include reinvested distributions, but do not reflect the effect of sales charges, commissions or expenses.

[1]

Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. Widely used as a measure of inflation, the CPI is computed by the U.S. Department of Labor, Bureau of Labor Statistics.

[2]	Standard and Poor’s 500 Composite Index is a market capitalization weighted index based on the average weighted performance of 500 widely held common stocks.

[3]

Subset of MSCI World Index and a market capitalization weighted index that measures the returns of services and information industries in stock markets in 23 developed countries. The index, which is 70% U.S.-weighted, consists specifically of services and information industries that together represent about 60% of the MSCI World Index.

American Funds Insurance Series

Where the fund’s assets were invested based on total net assets as of December 31, 2008

Europe
Germany	6.1%
France	5.6
Netherlands	4.6
United Kingdom	4.4
Switzerland	2.5
Denmark	2.3
Belgium	2.0
Finland	1.9
Spain	1.5
Ireland	1.0
Italy	1.0
Greece	1.0
Other	2.3

36.2

The Americas
United States	23.7
Brazil	2.0
Mexico	1.5
Canada	1.3%
Other	.4

28.9

Asia/Pacific Basin

Japan	5.6
Australia	2.7
South Korea	1.8
Hong Kong	1.8
China	1.7
India	1.3
Other	1.3

16.2

Short-term securities & other assets less liabilities	18.7

Total	100.0%

Average annual total returns based on a $1,000 investment for periods ended December 31, 2008

	Class 1	Class 2
1 year	–38.23%	–38.39%
5 years	2.25	1.98
10 years	4.42	4.17
Lifetime (since April 30, 1997)	6.82	6.56

Expense ratios	.55	.80

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fee from September 1, 2004, through December 31, 2008. Investment results reflect the waiver, without which they would have been lower. Expenses are as of each fund’s most recent fiscal year-end. Please see the Financial Highlights table in this report for details.

The market indexes are unmanaged and their results include reinvested distributions, but do not reflect the effect of sales charges, commissions or expenses.

[1]

Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. Widely used as a measure of inflation, the CPI is computed by the U.S. Department of Labor, Bureau of Labor Statistics.

[2]

MSCI World Index is a free fl oat-adjusted market capitalization weighted index that measures equity market performance of developed markets. The index consists of 23 developed-market country indexes, including the United States.

Global Growth Fund

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. Visit americanfunds.com/afi s for current information and month-end results. For month-end results and information about your insurance contract, please go to the website for the company that issued your contract.

Global Growth Fund declined 38.39% for the 12 months ended December 31, 2008. The fund’s benchmark, the MSCI World Index, was down 40.33% for the year.

The fund’s return was disappointing to all involved, even though it was slightly ahead of its benchmark. The fund’s holdings experienced negative returns from virtually all markets around the world as investors became increasingly concerned about the health of world financial markets and of the global economy.

It was a year marked not only by downturns but also by very high volatility. Shares in many financial institutions declined in the wake of the global credit crunch. Commodities prices fell precipitously. We made selective purchases in stocks of companies that we believed were excessively hard-hit by market turbulence, including those in sectors like information technology, consumer discretionary and financials.

The economic situation still looks highly uncertain, and we expect that the global recession will be fairly significant. However, our emphasis on fundamental global research remains undiminished.

American Funds Insurance Series

Global Small Capitalization Fund

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. Visit americanfunds.com/afi s for current information and month-end results. For month-end results and information about your insurance contract, please go to the website for the company that issued your contract.

Global Small Capitalization Fund fell 53.52% for the 12 months ended December 31, 2008. Its benchmark, the S&P Global <$3 Billion Index (formerly the S&P/Citigroup Global/World Indexes) was down 44.63%. The Lipper Global Small-Cap Funds Average declined 47.24%.

Share prices of smaller companies around the world were down significantly as investors’ appetite for risk evaporated and fears of illiquidity spread. In the past few years, the fund’s holdings in securities outside the U.S. buoyed returns. In 2008, however, many companies outside the U.S. experienced substantial losses.

Investments in companies in developing markets were hard-hit. As the dollar strengthened during the year, returns on investments outside the U.S. diminished further. Companies in the financials and energy sectors had some of the worst results. Health care companies held up better.

Although it is difficult to predict when financial conditions will eventually improve, prices of stocks are cheaper, which presents opportunities for the fund. We continue to believe that investing in small well-run companies around the world will prove to be a successful strategy in the long term.

Where the fund’s assets were invested based on total net assets as of December 31, 2008

The Americas
United States	36.8%
Canada	1.9
Brazil	1.2

39.9

Asia/Pacific Basin
Hong Kong	4.6
South Korea	3.5
China	3.3
India	2.6
Australia	2.3
Japan	2.0
Philippines	1.9
Thailand	1.2
Taiwan	1.2
Other	1.6

24.2

Europe
United Kingdom	4.1%
Greece	3.8
Germany	1.6
Italy	1.5
Ireland	1.1
Switzerland	1.1
Other	3.8

17.0

Other regions	.1

Short-term securities & other assets less liabilities	18.8

Total	100.0%

Average annual total returns based on a $1,000 investment for periods ended December 31, 2008

	Class 1	Class 2
1 year	–53.39%	–53.52%
5 years	1.44	1.19
10 years	6.52	6.26
Lifetime (since April 30, 1998)	6.36	6.10

Expense ratios	.74	.99

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fee from September 1, 2004, through December 31, 2008. Investment results reflect the waiver, without which they would have been lower. Expenses are as of each fund’s most recent fiscal year-end. Please see the Financial Highlights table in this report for details.

The market indexes are unmanaged and their results include reinvested distributions, but do not reflect the effect of sales charges, commissions or expenses.

[1]

S&P Global <$3 Billion Index (formerly S&P/Citigroup Global/World Indexes) has been used since May 2006. Cumulative returns for periods beginning before May 2006 also include results from the comparative indexes used in those periods as follows: S&P Global <$2 Billion (May 2004 to April 2006), S&P Developed <$1.5 Billion (January 2000 to April 2004) and S&P Developed <$1.2 Billion (1990 to 1999). The S&P Global indexes better reflect the fund’s investment universe because they include both developed and developing countries. The S&P Developed indexes (used prior to May 2004) only include stocks in developed countries.

[2]

Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. Widely used as a measure of inflation, the CPI is computed by the U.S. Department of Labor, Bureau of Labor Statistics.

American Funds Insurance Series

Where the fund’s assets were invested based on total net assets as of December 31, 2008

Average annual total returns based on a $1,000 investment for periods ended December 31, 2008

	Class 1	Class 2	Class 3
1 year	–43.83%	–43.97%	–43.93%
5 years	–1.69	–1.94	–1.87
10 years	2.59	2.34	2.41
Lifetime (since February 8, 1984)	11.43	11.13	11.23

Expense ratios	.33	.58	.51

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fee from September 1, 2004, through December 31, 2008. Investment results reflect the waiver, without which they would have been lower. Expenses are as of each fund’s most recent fiscal year-end. Please see the Financial Highlights table in this report for details.

The market indexes are unmanaged and their results include reinvested distributions, but do not reflect the effect of sales charges, commissions or expenses.

[1]

Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. Widely used as a measure of inflation, the CPI is computed by the U.S. Department of Labor, Bureau of Labor Statistics.

[2]	Standard and Poor’s 500 Composite Index is a market capitalization weighted index based on the average weighted performance of 500 widely held common stocks.

Growth Fund

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. Visit americanfunds.com/afi s for current information and month-end results. For month-end results and information about your insurance contract, please go to the website for the company that issued your contract.

Growth Fund fell 43.97% for the 12 months ended December 31, 2008. During the period, the S&P 500 declined 36.99%.

It was an extremely difficult year, and one in which it was hard to find any shelter in the market. While most previous bear markets saw positive returns in some sectors, this has not been the case in the current one. Even as share prices of many stocks declined, appearing to create attractive values, they continued to fall further. The fundamental research we do is aimed at avoiding such value traps.

During the period, the fund’s portfolio experienced the most significant declines in companies in the materials, financials and energy sectors. Commodities prices rose during the first part of the year and then reversed direction at the end of the year. Oil prices, for example, which peaked at roughly $145 a barrel, dropped to below $45 by the end of December. Health care companies, in general, declined less than other companies.

We aim to invest in companies with strong balance sheets, strong cash flows and a solid customer base. These companies should benefit when financial conditions begin to improve.

American Funds Insurance Series

International Fund

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. Visit americanfunds.com/afi s for current information and month-end results. For month-end results and information about your insurance contract, please go to the website for the company that issued your contract.

International Fund declined 42.12% for the 12 months ended December 31, 2008. Its benchmark, the MSCI ACWI (All Country World Index) ex USA, fell 45.24%.

The global economic downturn was unprecedented and indiscriminate, affecting all sectors, regions and asset classes. We believe that the current problems will take some time to unwind themselves. Consolidation will likely leave the winners with larger market shares, which could translate into better margins and earnings in the future.

We are focusing on the companies that we believe are most likely to be the winners, and we have cut positions in stocks of companies in which we’ve lost confidence. We are putting those funds toward stocks in which we have the highest conviction for the long term.

Difficult times require courage to choose companies with the ability to endure and thrive over time. We continue to devote considerable resources to our global research effort and hope to take advantage of some heavy price falls on stocks of quality companies with strong management teams.

Where the fund’s assets were invested based on total net assets as of December 31, 2008

Europe
Germany	10.8%
France	8.9
Switzerland	8.0
United Kingdom	5.3
Spain	3.5
Russia	3.0
Sweden	2.3
Italy	1.9
Ireland	1.7
Norway	1.3
Other	4.3

51.0

Asia/Pacific Basin
Japan	9.5
China	3.7
Taiwan	2.3
India	1.9
Australia	1.9
Hong Kong	1.9
Philippines	1.2%
Other	2.2

24.6

The Americas
Mexico	1.9
Brazil	1.9
Canada	.4

4.2

Other regions
Israel	3.3
South Africa	2.7
Egypt	.2

6.2

Short-term securities & other assets less liabilities	14.0

Total	100.0%

Average annual total returns based on a $1,000 investment for periods ended December 31, 2008

	Class 1	Class 2	Class 3
1 year	–42.01%	–42.12%	–42.10%
5 years	3.93	3.68	3.75
10 years	4.47	4.22	4.29
Lifetime (since May 1, 1990)	7.61	7.34	7.42

Expense ratios	.52	.77	.70

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fee from September 1, 2004, through December 31, 2008. Investment results reflect the waiver, without which they would have been lower. Expenses are as of each fund’s most recent fiscal year-end. Please see the Financial Highlights table in this report for details.

The market indexes are unmanaged and their results include reinvested distributions, but do not reflect the effect of sales charges, commissions or expenses.

[1]

Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. Widely used as a measure of inflation, the CPI is computed by the U.S. Department of Labor, Bureau of Labor Statistics.

[2]

MSCI ACWI (All Country World Index) ex USA is a free fl oat-adjusted market capitalization weighted index that measures equity market performance in the global developed and emerging markets, excluding the United States. The index consists of 46 developed- and emerging-market country indexes.

American Funds Insurance Series

Where the fund’s assets were invested based on total net assets as of December 31, 2008

Europe
United Kingdom	5.1%
Russia	2.8
Turkey	2.4
France	2.0
Finland	2.0
Switzerland	1.8
Spain	1.5
Poland	1.5
Germany	1.5
Italy	1.4
Other	4.8

26.8

The Americas
United States	8.9
Brazil	7.9
Mexico	5.8
Colombia	2.2
Other	1.9

26.7

Asia/Pacific Basin
China	5.4%
India	3.5
Japan	3.4
Hong Kong	1.6
South Korea	1.6
Indonesia	1.5
Other	4.5

21.5

Other regions
Israel	2.4
South Africa	2.1
Other	.4

4.9

Short-term securities & other assets less liabilities	20.1

Total	100.0%

Average annual total returns based on a $1,000 investment for periods ended December 31, 2008

	Class 1	Class 2
1 year	–42.20%	–42.37%
5 years	7.98	7.70
Lifetime (since June 17, 1999)	7.13	6.86

Expense ratios	.81	1.06

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fee from September 1, 2004, through December 31, 2008. Investment results reflect the waiver, without which they would have been lower. Expenses are as of each fund’s most recent fiscal year-end. Please see the Financial Highlights table in this report for details.

The market indexes are unmanaged and their results include reinvested distributions, but do not reflect the effect of sales charges, commissions or expenses.

[1]

Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. Widely used as a measure of inflation, the CPI is computed by the U.S. Department of Labor, Bureau of Labor Statistics.

[2]

MSCI ACWI (All Country World Index) is a free fl oat-adjusted market capitalization weighted index that measures equity market performance in the global developed and emerging markets, consisting of 47 developed- and emerging-market country indexes.

New World Fund

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. Visit americanfunds.com/afi s for current information and month-end results. For month-end results and information about your insurance contract, please go to the website for the company that issued your contract.

New World Fund declined 42.37% during the 12 months ended December 31, 2008. During that time, the MSCI ACWI (All Country World Index) fell 41.85% and the MSCI Emerging Markets Index was down 53.18%.

In 2008, the financial crisis in the U.S. accelerated, causing repercussions in markets around the world. The extent to which all investment categories, including real estate, commodities, fixed income and equities, have been affected is unprecedented. Developing markets have been especially hard-hit by the collapse in commodities prices and the greatly diminished access to credit.

The strengthening of the U.S. dollar, in relation to most other currencies, also hurt fund results for the period. During the course of the year, the fund increased its holdings in bonds based outside the U.S. to 11.1% from 5.7% a year ago, which helped bolster results.

Governments around the world continue to try to find solutions but are grappling with the pervasiveness of the crisis. We continue to focus our efforts on identifying companies with promising long-term futures.

American Funds Insurance Series

Blue Chip Income and Growth Fund

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. Visit americanfunds.com/afi s for current information and month-end results. For month-end results and information about your insurance contract, please go to the website for the company that issued your contract.

Blue Chip Income and Growth Fund declined 36.50% for the 12 months ended December 31, 2008. The S&P 500 fell 36.99%.

The fund’s results, while disappointing, were reflective of the broad stock market losses sustained during the year. More than two-thirds of the S&P 500 companies fell 25% or more during 2008.

The fund’s large concentration in the financials sector included some of the most troubled stocks for the period. These holdings were the most detrimental to results for the year, while holdings in information technology and health care also made large negative contributions. The fund held some stocks that bucked the trend and posted positive returns for the year. Among the gainers were a few consumer staples and utilities stocks, which helped prop up the fund’s results in these sectors.

The fund’s exposure to stocks outside the U.S. was limited. The fund’s holdings in cash helped shield it from losses that were more severe.

Where the fund’s assets were invested based on total net assets as of December 31, 2008

Average annual total returns based on a $1,000 investment for periods ended December 31, 2008

	Class 1	Class 2
1 year	–36.30%	–36.50%
5 years	–1.94	–2.19
Lifetime (since July 5, 2001)	–1.85	–2.12

Expense ratios	.43	.68

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fee from September 1, 2004, through December 31, 2008. Investment results reflect the waiver, without which they would have been lower. Expenses are as of each fund’s most recent fiscal year-end. Please see the Financial Highlights table in this report for details.

The market indexes are unmanaged and their results include reinvested distributions, but do not reflect the effect of sales charges, commissions or expenses.

[1]

Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. Widely used as a measure of inflation, the CPI is computed by the U.S. Department of Labor, Bureau of Labor Statistics.

[2]	Standard and Poor’s 500 Composite Index is a market capitalization weighted index based on the average weighted performance of 500 widely held common stocks.

American Funds Insurance Series

Where the fund’s assets were invested based on total net assets as of December 31, 2008

The Americas
United States	34.0%
Canada	5.1
Other	.8

39.9

Europe
United Kingdom	3.7
France	3.4
Germany	2.9
Spain	2.1
Netherlands	1.6
Italy	1.6
Belgium	1.0
Switzerland	1.0
Other	4.0

21.3

Asia/Pacific Basin
Japan	4.5%
China	2.7
Taiwan	2.0
Hong Kong	1.5
Singapore	1.5
Australia	1.3
Other	1.5

15.0

Other regions
South Africa	.7

.7

Bonds, short-term securities & other assets less liabilities	23.1

Total	100.0%

Average annual total returns based on a $1,000 investment for period ended December 31, 2008

	Class 1	Class 2
1 year	–41.06%	–41.17%
Lifetime (since May 1, 2006)	–10.85	–11.07

Expense ratios	.62	.86

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fee from May 1, 2006, through December 31, 2008. Investment results reflect the waiver, without which they would have been lower. Expenses are as of each fund’s most recent fiscal year-end. Please see the Financial Highlights table in this report for details.

The market indexes are unmanaged and their results include reinvested distributions, but do not reflect the effect of sales charges, commissions or expenses.

[1]

Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. Widely used as a measure of inflation, the CPI is computed by the U.S. Department of Labor, Bureau of Labor Statistics.

[2]

MSCI ACWI (All Country World Index) is a free fl oat-adjusted market capitalization weighted index that measures equity market performance in the global developed and emerging markets, consisting of 47 developed- and emerging-market country indexes.

Global Growth and Income Fund

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. Visit americanfunds.com/afi s for current information and month-end results. For month-end results and information about your insurance contract, please go to the website for the company that issued your contract.

Global Growth and Income Fund declined 41.17% for the 12 months ended December 31, 2008. The MSCI ACWI (All Country World Index) fell 41.85%.

The fund invested in more companies outside the U.S. than it did inside the U.S., which contributed to losses this year because markets outside the U.S. in general fared worse. Weakening currencies amplified those losses, since results were even lower in U.S. dollar denominations.

Gold companies helped to buffer fund results. Telecommunication companies also held up better than most sectors, suggesting that consumers continued to view phone service as essential, despite the economic conditions. Though the fund invested in some financial companies, they did not represent a large portion of the portfolio. The financial companies we invested in generally did better than some other companies in the sector.

The breadth and depth of the market downturn surprised us, as it did many investors. It was a very narrow market in the sense that only a handful of companies posted positive returns for the year.

American Funds Insurance Series

Growth-Income Fund

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. Visit americanfunds.com/afi s for current information and month-end results. For month-end results and information about your insurance contract, please go to the website for the company that issued your contract.

Growth-Income Fund declined 37.85% for the 12 months ended December 31, 2008. The fund’s benchmark, the S&P 500, fell 36.99%.

Holdings in information technology stocks from both software and hardware companies were detrimental to results. The fund’s financials sector holdings included large insurance companies, commercial banks, diversified financials and mortgage-related financials, many of which experienced severe declines.

While most stocks were down, the fund’s investments included securities of some food and staples retailers, discount retailers and biotechnology companies that contributed positive results for the year. Still, those few holdings were not able to overcome the wave of negative market momentum.

The fund had only modest exposure to companies overseas, but the investments it did have outside the U.S. mostly hampered fund results. Holdings in cash helped the fund. During the year, the fund’s exposure to information technology and industrial stocks increased, while positions in health care and financials stocks were reduced.

Where the fund’s assets were invested based on total net assets as of December 31, 2008

Average annual total returns based on a $1,000 investment for periods ended December 31, 2008

	Class 1	Class 2	Class 3
1 year	–37.68%	–37.85%	–37.78%
5 years	–2.30	–2.56	–2.48
10 years	1.84	1.58	1.65
Lifetime (since February 8, 1984)	10.19	9.87	9.99

Expense ratios	.28	.53	.46

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fee from September 1, 2004, through December 31, 2008. Investment results reflect the waiver, without which they would have been lower. Expenses are as of each fund’s most recent fiscal year-end. Please see the Financial Highlights table in this report for details.

The market indexes are unmanaged and their results include reinvested distributions, but do not reflect the effect of sales charges, commissions or expenses.

[1]

Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. Widely used as a measure of inflation, the CPI is computed by the U.S. Department of Labor, Bureau of Labor Statistics.

[2]	Standard and Poor’s 500 Composite Index is a market capitalization weighted index based on the average weighted performance of 500 widely held common stocks.

American Funds Insurance Series

Where the fund’s assets were invested based on total net assets as of December 31, 2008

Europe
France	13.6%
Germany	6.4
Switzerland	4.8
Netherlands	3.0
Italy	2.9
Finland	2.9
Sweden	2.4
Norway	2.2
Spain	2.1
Russia	1.4
Other	1.7

43.4

Asia/Pacific Basin
Australia	4.7
China	3.1
Hong Kong	2.9
Taiwan	2.8
Japan	2.3%
Thailand	1.3
Other	.5

17.6

The Americas
Mexico	3.3
United States	1.3
Brazil	.3

4.9

Short-term securities & other assets less liabilities	34.1

Total	100.0%

Cumulative total returns based on a $1,000 investment for period ended December 31, 2008

	Class 1	Class 2
Lifetime (since November 18, 2008)	9.28%	9.27%

Expense ratios	.09[3]	.11[3]

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fee from November 18, 2008, through December 31, 2008. Investment results reflect the waiver, without which they would have been lower. Expenses are as of each fund’s most recent fiscal year-end. Please see the Financial Highlights table in this report for details.

The market indexes are unmanaged and their results include reinvested distributions, but do not reflect the effect of sales charges, commissions or expenses.

[1]

MSCI World ex USA Index is a free fl oat-adjusted market capitalization weighted index that measures equity market performance of developed markets, excluding the United States. The index consists of 22 developed-market country indexes.

[2]

Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. Widely used as a measure of inflation, the CPI is computed by the U.S. Department of Labor, Bureau of Labor Statistics.

[3]	From November 18, 2008, commencement of operations.

International Growth and Income Fund

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. Visit americanfunds.com/afi s for current information and month-end results. For month-end results and information about your insurance contract, please go to the website for the company that issued your contract.

International Growth and Income Fund, the 16th investment portfolio in the series, commenced operations on November 18, 2008. The fund’s lifetime return (November 18, 2008, through December 31, 2008) was 9.27%, while its benchmark, the MSCI World ex USA Index, returned 8.54% for the same period. It must be noted that these returns represent an extremely short period of time.

The fund seeks to provide long-term growth of capital, as well as current income, by investing primarily in stocks of larger, well-established companies domiciled outside the United States, including developing countries. In pursuing its objective, the fund will focus on stocks of companies with strong earnings that pay dividends. We believe that these stocks will be more resistant to market declines than stocks of companies that do not pay dividends. The fund may, however, also invest in stocks that do not pay dividends, and it may also hold cash and money market instruments.

As befits a fund that can invest around the world, the fund’s portfolio counselors are in England, Japan and the United States.

American Funds Insurance Series

Asset Allocation Fund

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. Visit americanfunds.com/afi s for current information and month-end results. For month-end results and information about your insurance contract, please go to the website for the company that issued your contract.

Asset Allocation Fund was down 29.51% for the 12 months ended December 31, 2008. The S&P 500 declined 36.99%. On the fixed-income side, Barclays Capital U.S. Aggregate Index (formerly Lehman Brothers U.S. Aggregate Index) gained 5.24%.

In the face of a very difficult year, the fund’s diversified portfolio helped it avoid the extreme lows of the equity market. Within its equity holdings, financials, energy, materials and commodities stocks detracted from results.

The bond portfolio also struggled as pressures in the financial markets hurt its holdings in mortgage- and asset-backed securities as well as corporate bonds. High-yield securities hurt fund results the most among bonds as their prices plummeted.

Over the course of the year, the fund added to its debt securities holdings and reduced its position in money market securities.

Where the fund’s assets were invested based on total net assets as of December 31, 2008

Average annual total returns based on a $1,000 investment for periods ended December 31, 2008

	Class 1	Class 2	Class 3
1 year	–29.30%	–29.51%	–29.39%
5 years	0.61	0.36	0.44
10 years	2.26	2.00	2.08
Lifetime (since August 1, 1989)	7.10	6.81	6.91

Expense ratios	.32	.57	.50

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fee from September 1, 2004, through December 31, 2008. Investment results reflect the waiver, without which they would have been lower. Expenses are as of each fund’s most recent fiscal year-end. Please see the Financial Highlights table in this report for details.

The market indexes are unmanaged and their results include reinvested distributions, but do not reflect the effect of sales charges, commissions or expenses.

[1]	Barclays Capital U.S. Aggregate Index (formerly Lehman Brothers U.S. Aggregate Index) represents the U.S. investment-grade fixed-rate bond market.

[2]

Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. Widely used as a measure of inflation, the CPI is computed by the U.S. Department of Labor, Bureau of Labor Statistics.

[3]	Standard and Poor’s 500 Composite Index is a market capitalization weighted index based on the average weighted performance of 500 widely held common stocks.

American Funds Insurance Series

Where the fund’s assets were invested based on total net assets as of December 31, 2008

Average annual total returns based on a $1,000 investment for periods ended December 31, 2008

	Class 1	Class 2
1 year	–9.16%	–9.35%
5 years	1.75	1.48
10 years	4.20	3.93
Lifetime (since January 2, 1996)	4.78	4.52

Expense ratios	.40	.65

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fee from September 1, 2004, through December 31, 2008. Investment results reflect the waiver, without which they would have been lower. Expenses are as of each fund’s most recent fiscal year-end. Please see the Financial Highlights table in this report for details.

The market indexes are unmanaged and their results include reinvested distributions, but do not reflect the effect of sales charges, commissions or expenses.

[1]	Barclays Capital U.S. Aggregate Index (formerly Lehman Brothers U.S. Aggregate Index) represents the U.S. investment-grade fixed-rate bond market.

[2]

Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. Widely used as a measure of inflation, the CPI is computed by the U.S. Department of Labor, Bureau of Labor Statistics.

Bond Fund

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. Visit americanfunds.com/afi s for current information and month-end results. For month-end results and information about your insurance contract, please go to the website for the company that issued your contract.

Bond Fund fell 9.35% for the 12 months ended December 31, 2008. The Barclays Capital U.S. Aggregate Index (formerly Lehman Brothers U.S. Aggregate Index) gained 5.24%.

We are disappointed with the fund’s results for the period. The losses illustrate the very challenging year experienced by many bonds across the quality spectrum. Volatility caused by fundamental economic problems was amplified by an absence of liquidity in many markets.

Financial company bonds and privately originated mortgage-backed securities are two examples of holdings that faced rapidly declining prices and, at times, little to no trading activity.

We expect that disruptions in the financial markets will continue for some time. We are very conscious of the risk of potential further declines in the bond market and are being cautious in our selection of securities. The current dislocation, combined with new bond issues being attractively priced, provides us with opportunities to take advantage of the relative value in various bond issues.

American Funds Insurance Series

Global Bond Fund

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. Visit americanfunds.com/afi s for current information and month-end results. For month-end results and information about your insurance contract, please go to the website for the company that issued your contract.

Global Bond Fund gained 3.48% during the 12 months ended December 31, 2008. The broader global bond market, as measured by the Barclays Capital Global Aggregate Index (formerly Lehman Brothers Global Aggregate Index), gained 4.79%. The fund’s peer group, as measured by the Lipper Global Income Funds Average, declined 5.09%.

It was an extraordinary year filled with volatility and unpredictable events, such as the collapse of Lehman Brothers, a major participant in the bond market. The liquidity crisis sent tremors through global bond markets.

Asset-backed securities presented a particular problem for the fund. Developing-markets debt was shunned by investors, creating adverse conditions for any global bond fund. However, the fund benefited from its holdings in government debt of developed countries, including the U.S.

Going forward, we see selective opportunities in many of the past year’s weakest sectors, such as developing-markets debt and high-yield and investment-grade corporate bonds. The diverse investment universe of the fund gives us the flexibility to choose from a broad array of options.

Where the fund’s assets were invested based on total net assets as of December 31, 2008

Net assets

Currency weighting by country	Currency weighting (after hedging)
United States[1]	37.8%
EMU[2]	30.2
Japan	18.4
Denmark	2.5
Australia	1.7
Mexico	1.5
Canada	1.4
Sweden	1.1
South Korea	.9
United Kingdom	.9%
Egypt	.9
Israel	.8
Turkey	.7
New Zealand	.6
Poland	.3
Singapore	.2
Brazil	.1

100.0%

Average annual total returns based on a $1,000 investment for period ended December 31, 2008

	Class 1	Class 2
1 year	3.60%	3.48%
Lifetime (since October 4, 2006)	6.99	6.73[5]

Expense ratios	.59	.84

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fee from October 4, 2006, through December 31, 2008. Investment results reflect the waiver, without which they would have been lower. Expenses are as of each fund’s most recent fiscal year-end. Please see the Financial Highlights table in this report for details.

The market indexes are unmanaged and their results include reinvested distributions, but do not reflect the effect of sales charges, commissions or expenses.

[1]	Includes U.S. dollar-denominated bonds of other countries, totaling 9.6%.

[2]

European Monetary Union consists of Austria, Belgium, Cyprus, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Malta, the Netherlands, Portugal, Slovenia and Spain. Euro-denominated bonds include corporate and European government debt.

[3]	Barclays Capital Global Aggregate Index (formerly Lehman Brothers Global Aggregate Index) represents the global investment-grade fixed-income markets.

[4]

Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. Widely used as a measure of inflation, the CPI is computed by the U.S. Department of Labor, Bureau of Labor Statistics.

[5]

Global Bond Fund Class 2 shares were first sold on November 6, 2006. Results prior to that date are hypothetical based on Class 1 share results adjusted for estimated additional annual expenses of .25%.

American Funds Insurance Series

Where the fund’s assets were invested based on total net assets as of December 31, 2008

Average annual total returns based on a $1,000 investment for periods ended December 31, 2008

	Class 1	Class 2	Class 3
1 year	–23.74%	–23.84%	–23.76%
5 years	–0.67	–0.90	–0.83
10 years	3.19	2.94	3.02
Lifetime (since February 8, 1984)	8.45	8.10	8.26

Expense ratios	.48	.73	.66

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fee from September 1, 2004, through December 31, 2008. Investment results reflect the waiver, without which they would have been lower. Expenses are as of each fund’s most recent fiscal year-end. Please see the Financial Highlights table in this report for details.

The market indexes are unmanaged and their results include reinvested distributions, but do not reflect the effect of sales charges, commissions or expenses.

[1]

Citigroup Broad Investment-Grade (BIG) Bond Index (formerly Salomon Smith Barney Broad Investment-Grade (BIG) Bond Index) is a market capitalization weighted index that includes fixed-rate U.S. Treasury, government-sponsored, mortgage- and asset-backed, and investment-grade corporates with a maturity of one year or longer.

[2]	Credit Suisse High Yield Index is designed to mirror the investable universe of the U.S. dollar-denominated high-yield debt market.

[3]

Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. Widely used as a measure of inflation, the CPI is computed by the U.S. Department of Labor, Bureau of Labor Statistics.

High-Income Bond Fund

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. Visit americanfunds.com/afi s for current information and month-end results. For month-end results and information about your insurance contract, please go to the website for the company that issued your contract.

High-Income Bond Fund fell 23.84% during the 12 months ended December 31, 2008. Its relevant index, the Credit Suisse High Yield Index, declined 26.17%.

The steep decline in the index illustrates what an extremely difficult year it was for high-yield bonds as investors eschewed risk and embraced only the safest of bonds. Bond holdings of companies in areas such as automobiles, capital goods, technology and media weighed heavily on the fund.

In such a bad economic climate as this one, we focus on securities that we believe have the best chance to survive. We continue to monitor our positions to account for a protracted, weak economy and limited refinancing opportunities.

In the past, markets have generally turned in anticipation of a rebound in underlying economic activity. We believe it is important to be positioned with the right securities before economic indicators, like employment or gross domestic product, begin to show significant improvement.

American Funds Insurance Series

U.S. Government/AAA-Rated Securities Fund

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. Visit americanfunds.com/afi s for current information and month-end results. For month-end results and information about your insurance contract, please go to the website for the company that issued your contract.

U.S. Government/AAA-Rated Securities Fund gained 7.63% during the 12 months ended December 31, 2008. The Citigroup Treasury/Government Sponsored/Mortgage Index advanced 10.54%. The Lipper General U.S. Government Funds Average rose 7.27%.

With the financial system going through a forced balance sheet contraction, liquidity in the markets suffered from the diminished role of former market makers like Lehman Brothers and Merrill Lynch. The defaults of Lehman Brothers and Washington Mutual, in particular, fueled concern about counterparty risk, eventually causing markets to freeze up.

In response, the Federal Reserve lowered its rates significantly and pumped liquidity into the system. The resulting bond rally was led by Treasuries, which helped create strong gains for the fund. The fund’s emphasis on longer maturities also helped.

In a year in which any risk was penalized, the fund was held back by its holdings in AAA-rated asset-backed securities. These bonds turned out to be a big disappointment for us, but we’re pleased that we didn’t hold more of them and that the fund still had solid gains despite how these assets fared.

Where the fund’s assets were invested based on total net assets as of December 31, 2008

Average annual total returns based on a $1,000 investment for periods ended December 31, 2008

	Class 1	Class 2	Class 3
1 year	7.84%	7.63%	7.66%
5 years	4.96	4.70	4.78
10 years	5.47	5.21	5.28
Lifetime (since December 2, 1985)	7.05	6.73	6.86

Expense ratios	.43	.68	.61

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fee from September 1, 2004, through December 31, 2008. Investment results reflect the waiver, without which they would have been lower. Expenses are as of each fund’s most recent fiscal year-end. Please see the Financial Highlights table in this report for details.

The market indexes are unmanaged and their results include reinvested distributions, but do not reflect the effect of sales charges, commissions or expenses.

[1]

Citigroup Treasury/Government Sponsored/Mortgage Index (formerly Salomon Smith Barney Treasury/Government Sponsored/Mortgage Index) is a market weighted index that includes U.S. Treasury and agency securities, as well as securities issued by the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Government National Mortgage Association.

[2]

Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. Widely used as a measure of inflation, the CPI is computed by the U.S. Department of Labor, Bureau of Labor Statistics.

American Funds Insurance Series

Where the fund’s assets were invested based on total net assets as of December 31, 2008

Average annual total returns based on a $1,000 investment for periods ended December 31, 2008

	Class 1	Class 2	Class 3
1 year	2.15%	1.90%	1.99%
5 years	3.16	2.91	2.98
10 years	3.21	2.96	3.03
Lifetime (since February 8, 1984)	4.81	4.51	4.62

Expense ratios	.32	.57	.50

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fee from September 1, 2004, through December 31, 2008. Investment results reflect the waiver, without which they would have been lower. Expenses are as of each fund’s most recent fiscal year-end. Please see the Financial Highlights table in this report for details.

As of December 31, 2008, Cash Management Fund’s annualized seven-day yield was 0.62% (0.59% without the fee waiver) for Class 1 shares; 0.37% (0.34% without the fee waiver) for Class 2 shares; and 0.44% (0.41% without the fee waiver) for Class 3 shares. The fund’s yields more accurately reflect the fund’s current earnings than do the fund’s returns.

Cash Management Fund

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity. Visit americanfunds.com/afi s for current information and month-end results. For month-end results and information about your insurance contract, please go to the website for the company that issued your contract.

Cash Management Fund gained 1.90% during the 12 months ended December 31, 2008. Most investors view Cash Management Fund — with its investments in highly liquid, short-term money market securities — as a balance against the potential volatility of investing in stocks and bonds and as a place to keep assets while awaiting investment opportunities.

While investors undoubtedly welcome the ongoing positive returns the fund has generated, they should remember that the fund may not always have positive returns and that it is not guaranteed to maintain a stable net asset value.

American Funds Insurance Series

In February 2009, American Funds Insurance Series turns 25, becoming one of the country’s oldest variable insurance investment vehicles. During its lifetime, the series has expanded its offerings, grown in assets and weathered several market declines. The world has also changed, becoming more interconnected and complex. Amid the challenges and opportunities, the series has maintained a consistent approach and an emphasis on investing for the long term.

Over the past quarter century, investors in the series have witnessed numerous changes in a rapidly evolving global economy. The Soviet Union fell, Germany reunited, the European Union formed and developing countries, like China and India, emerged as crucial players on the world stage.

Markets, in general, have grown over the long term, but not without some difficult periods. In the U.S., there have been three recessions and five significant market declines with an average loss of about 34% each since the inception of the series, as measured by the S&P 500. At different times, global markets have been roiled by junk bonds, dot-com stocks and currency and financial crises, with the current credit crisis probably the most severe.

In general, economic cycles have lengthened since the middle of the past century. “We’ve evolved into a period of longer economic cycles and longer market expansions than we were accustomed to,” explains Jim Dunton, who has been a portfolio counselor in the series since its introduction and is now the vice chairman of the board.

“When you go back to the 1950s, a recession as often as every four years was typical,” Jim says. “In more recent decades, the average expansion is more like eight years, which is a dramatic change in the investment landscape.”

Growth of the series

Despite the ups and downs, the series has grown in funds offered and total assets under management. When it was introduced on February 8, 1984, the series consisted of four variable funds focused on domestic stock and bond markets. By the end of 1984, assets under management totaled $38 million. Today, there are 16 variable funds, many with substantial investments outside the U.S., while assets in the series now total more than $70 billion.

As the series has evolved, it has increasingly invested outside the U.S. “We’ve progressively embraced more opportunities overseas and have added numerous investment professionals in offi ces around the world,” Jim says.

American Funds Insurance Series

On the fixed-income side, “Our funds have become more global, and we are investing in more countries and types of issuers,” says David Barclay, a portfolio counselor. “We’ve expanded our scope both within existing funds and with the addition of new funds.”

A global reach

The expansion of the series’ investments into the securities of companies based outside the U.S. has coincided with, perhaps, the most significant development of the past 25 years: globalization. Since 1984, countries around the world have participated in a vast expansion of trade and substantial growth of businesses, while economies have become increasingly interdependent.

The rise of developing countries has also created tremendous opportunities for global markets and for the people who live in those countries. “Developing markets have grown and opened up in ways that no one imagined 25 years ago,” says Don O’Neal, a portfolio counselor and the president of the series. “Billions of people around the globe have improved their standards of living.”

American Funds Insurance Series

For investors, access to investment opportunities outside the U.S. is more prevalent than ever before. “When I joined Capital in 1991, there was no way to invest in Russian or Chinese companies,” says Carl Kawaja, a portfolio counselor. “The menu of choices in more developed emerging markets, like Brazil and Mexico, was thin. Choice and diversity are good things to an investor, because differentiation enhances the possibility of generating superior returns.”

Another change in equity markets has been the growth of dividend yields outside the U.S. compared with U.S.-based companies. “In 1984, the dividends of U.S. companies provided high yields,” says Mark Denning, a portfolio counselor. “Today, the payout ratio of European and Asian companies is often much higher.”

Investors now have access to a greater scope of information on companies and markets. “In the past, fi nancial reporting standards outside the U.S. were often quite opaque, but they are now more transparent,” Mark says. Many countries have adopted international standards for financial reporting based on principles of financial transparency.

Expansion of fixed-income markets

While the equity market has grown substantially with the inclusion of developing countries, the bond market has also changed dramatically. “Twenty-five years ago, there really wasn’t a bond market for developing-country issuers,” says David. “The lending came from multilateral agencies, like the International Monetary Fund, and from banks. Since then, many countries have developed stronger local bond markets, where there is greater international participation. Investors have become much more global in how they approach fixed income, and issuers have become much more global in how they attract investors.”

Fixed-income markets have expanded as a result of new methods for investing in bonds. “One of the biggest changes is the increase in the variety of instruments available,” says Abner Goldstine, a portfolio counselor. “Derivatives are one example, and they probably have added a good deal of volatility to fixed-income markets.”

One investment trend that came into sharp focus in 2008 was the dramatic increase in securitization. “Assets of all types were pooled and cut into different pieces that had different credit characteristics, maturities and coupons, which were then sold into the market,” Abner says.

These structured debt instruments played a key role in sparking profound dislocations in financial markets. “Many of the loans had been sliced and diced, pronounced by a rating agency to be more creditworthy than they were, and sold to investors who used leverage to buy them,” says Alan Berro, a portfolio counselor.

American Funds Insurance Series

Navigating the global financial crisis

Though its outcome is still far from clear, the current turmoil in global financial markets may be one of the events investors will remember most about this period. As Alan explains, “There was a massive amount of leverage in the financial system, whether it was hedge funds that used leverage to make returns or individuals who bought houses on 100% debt and no equity. For a while, risk was underpriced and money was cheap. But as soon as problems began to surface, all this leverage started to cut the other way. What began as a localized issue in subprime mortgages spread like a contagion through the global financial system.

“Now we’re on the other side, in a massive deleveraging process, which takes time and is painful,” Alan continues. “The bubble, this time, was cheap money and credit, and now we have to unwind it. The pendulum has swung the other way. Money is very expensive, and nobody wants to lend. Businesses are struggling to finance receivables and inventories because they can’t access credit markets. They’re reining in capital expenditures and expansion plans. This has led to a huge locking up of the financial system, which has spilled over into the economy, as consumers are stretched thin and everyone is spending less.”

No sector spared: Two very different bear markets

The current credit crisis triggered declines in every sector of the global stock market, as represented by the MSCI ACWI (All Country World Index),* leaving investors virtually no safe harbor. This was not the case during the previous major market decline, during which consumer staples companies posted positive returns and there was a much greater differentiation among sector results.

* MSCI ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index that measures equity market performance in the global developed and emerging markets, consisting of 47 developed- and emerging-market country indexes. The index is unmanaged and its results include reinvested distributions, but do not reflect the effect of sales charges, commissions or expenses. The current decline is as of 12/31/08 and may not be over.

American Funds Insurance Series

With nearly every sector posting negative returns, investors have had practically nowhere to hide. “In the short term, good companies have been thrown out with the bad,” Don says. “Liquidity and technical issues have driven everything down.”

“Globally, it seems everything has been synchronized on the downside,” Carl says. “Russia, Brazil, India and China are down. The U.K., Germany, Japan and France are down. High-yield, munis and mortgage-backed securities are down. Stocks, real estate and commodities are down. The U.S., Chinese, Asian and European economies are heading down. At a basic level, this synchronization seems unsustainable to me. Something will start to act well and act differently from everything else. Massive synchronization on the downside represents a mania just like massive synchronization on the upside did.”

In response to the crisis, central governments around the world have been working in a coordinated fashion to shore up banking systems and to restore credit markets. Nevertheless, the current market decline has made life quite unpleasant for many investors.

Dawn of the Internet age

One of the foremost advances of the past 25 years is the widespread adoption of the Internet as a data communications system. “The Internet has changed the way we gather information and conduct business to a degree that no one could have imagined,” Don says. “It’s as big an innovation as the invention of the railroads, which changed the way transportation and business were conducted in the 19th century.”

Electronic communication has made it easier for the investment professionals in the series to act swiftly when they discover key information. “It is now easier than ever to stay in touch with our people around the world,” Jim says. “When we need to initiate direct contact, we can do it instantly.”

Trading has been forever altered by the introduction of electronic transactions. According to Matt Lyons, a global trading manager, “Ten years ago, the only access we had to exchanges was through the broker-dealers. With the advent of new communications technologies, we can access the exchanges directly. In 2001, we did about 5% of traded value electronically. This past year, it was closer to 40%. It has been an unbelievable phenomenon.”

The past 25 years have also been a time of significant change in business culture. “Back then, a carbon copy was more than just the CC field in an e-mail,” Don says. “Long-distance phone calls were so expensive that we used to have scheduled times when we would open up a line, and everyone who needed to make a call would gather and do it all at once.

American Funds Insurance Series

Market challenges

The U.S. stock market (as measured by Standard & Poor’s 500 Composite Index) has been tested by three recessions and five significant declines over the past 25 years. Despite the challenges, the market has grown more than 400% during that time.

American Funds Insurance Series

“Our systems have continued to grow in capability over time, including our IT systems, shareholder services and the various ways our investment group communicates,” Don continues. “We are connected to all of our global offices, whether in the U.S., Europe or Asia. Our ability to connect with colleagues is greater than ever.”

The number of investment professionals in the series has grown as well, and they use increasingly advanced tools to research issuers and markets. “Internally, we’ve developed highly sophisticated modeling systems to help us analyze bonds,” Abner says.

The benefits of experience

In times of growth, innovation and crisis, experience is paramount. The portfolio counselors in the series have an average of 25 years of investment experience.

“During our investment meetings, we have people in the room who experienced the Internet bubble and burst, the early ‘90s real estate troubles, the ‘87 crash and even the diffi cult period of the ‘70s,” Don says. “Whenever we have an investment discussion, it’s a very robust one where all points of view and very different perspectives are brought to bear. That’s a unique strength of our organization.”

The next 25 years

Since the introduction of the series, the experience of our investment professionals, our extensive global research effort and our long-term values have been the cornerstones of our approach. Though current market conditions are difficult in almost every sector, and many investors have experienced short-term declines in their portfolios, we continue to believe in investing for the long term. “The value of being a long-term investor is sustainability,” Don says. “Over the next 25 years, we’ll still be doing things the same way.”

Having weathered numerous crises, the investment professionals intend to continue maintaining a consistent approach. “There have been numerous financial instruments that a lot of us have seen come and go in the marketplace over the past 25 years,” Alan says. “We’re an organization that always sticks to the basics and to fundamental research, picking companies one at a time.”

Market declines, though painful, create more attractive valuations for companies, potentially raising their long-term prospects as investments. “When a market has gone down this far, we are inundated with investment opportunities,” Jim says.▪

American Funds Insurance Series

Global Discovery Fund
 Summary investment portfolio December 31, 2008

Largest individual equity securities	Percent of net assets

Ryanair Holdings	3.64%
Teva Pharmaceutical Industries	3.48
Microsoft	2.43
Schlumberger	2.33
Yahoo	2.33
Apple	2.29
Global Payments	2.09
Google	2.06
SAP	1.93
Xinao Gas Holdings	1.86

Common stocks — 88.53%

	Shares	Value (000)	Percent of net assets
Software & services — 17.84%

Microsoft Corp.	186,800	$3,631	2.43%
Yahoo! Inc.[1]	285,000	3,477	2.33
Global Payments Inc.	95,000	3,115	2.09
Google Inc., Class A1	10,000	3,076	2.06
SAP AG2	80,300	2,885	1.93
Oracle Corp.[1]	125,000	2,216	1.49
MasterCard Inc., Class A	15,000	2,144	1.44
Wirecard AG1,2	322,500	1,917	1.28
Autodesk, Inc.[1]	60,000	1,179.79
Other securities		2,977	2.00

		26,617	17.84

Technology hardware & equipment — 7.91%

Apple Inc.[1]	40,000	3,414	2.29
Cisco Systems, Inc.[1]	165,000	2,690	1.80
Delta Electronics, Inc.[2]	649,500	1,266.85
Other securities		4,429	2.97

		11,799	7.91

Media — 7.61%

Time Warner Inc.	245,000	2,465	1.65
British Sky Broadcasting Group PLC[2]	305,000	2,146	1.44
Vivendi SA2	40,000	1,306.88
Daily Mail and General Trust PLC, Class A, nonvoting[2]	280,000	1,105.74
Walt Disney Co.	48,000	1,089.73
Other securities		3,249	2.17

		11,360	7.61

Pharmaceuticals, biotechnology & life sciences — 7.50%

Teva Pharmaceutical Industries Ltd. (ADR)	122,000	5,194	3.48
Novo Nordisk A/S, Class B2	46,000	2,348	1.57
Vertex Pharmaceuticals Inc.[1]	50,000	1,519	1.02
Other securities		2,121	1.43

		11,182	7.50

Retailing — 5.84%

O’Reilly Automotive, Inc.[1]	69,200	2,127	1.42
Bed Bath & Beyond Inc.[1]	65,000	1,652	1.11
Tractor Supply Co.[1]	45,000	1,626	1.09
Best Buy Co., Inc.	43,000	1,209.81
Lowe’s Companies, Inc.	50,000	1,076.72
Other securities		1,026.69

		8,716	5.84

American Funds Insurance Series

Global Discovery Fund

Common stocks

	Shares	Value (000)	Percent of net assets
Banks — 5.40%

Banco Bradesco SA, preferred nominative	146,500	$1,431.96%
M&T Bank Corp.	22,000	1,263.85
Other securities		5,368	3.59

		8,062	5.40

Utilities — 4.82%

Xinao Gas Holdings Ltd.[2]	2,610,000	2,775	1.86
Iberdrola Renovables, SA Unipersonal[1,2]	550,000	2,384	1.60
Veolia Environnement[2]	64,700	2,035	1.36

		7,194	4.82

Health care equipment & services — 4.50%

Inverness Medical Innovations, Inc.[1]	87,000	1,645	1.10
American Medical Systems Holdings, Inc.[1]	169,000	1,519	1.02
Other securities		3,546	2.38

		6,710	4.50

Energy — 4.32%

Schlumberger Ltd.	82,200	3,480	2.33
Smith International, Inc.	50,000	1,144.77
Other securities		1,818	1.22

		6,442	4.32

Commercial & professional services — 3.83%

Cintas Corp.	85,000	1,975	1.33
Randstad Holding NV2	80,000	1,628	1.09
Monster Worldwide, Inc.[1]	100,000	1,209.81
Other securities		898.60

		5,710	3.83

Transportation — 3.68%

Ryanair Holdings PLC (ADR)[1]	186,400	5,421	3.64
Other securities		62.04

		5,483	3.68

Telecommunication services — 3.11%

MTN Group Ltd.[2]	100,000	1,171.78
Other securities		3,472	2.33

		4,643	3.11

Capital goods — 2.74%

Fluor Corp.	40,000	1,795	1.20
Max India Ltd.[1,2]	500,000	1,212.81
Other securities		1,078.73

		4,085	2.74

American Funds Insurance Series

Global Discovery Fund

Common stocks

	Shares	Value (000)	Percent of net assets
Insurance — 2.55%

Sampo Oyj, Class A2	125,000	$2,341	1.57%
China Life Insurance Co. Ltd., Class H2	398,000	1,227.82
Other securities		235.16

		3,803	2.55

Diversified financials — 1.28%

Other securities	25,000	1,911	1.28

Consumer durables & apparel — 1.23%

Other securities		1,837	1.23

Semiconductors & semiconductor equipment — 1.16%

NVIDIA Corp.[1]	145,000	1,170.78
Other securities		559.38

		1,729	1.16

Other — 1.30%

Other securities		1,953	1.30

Miscellaneous — 1.91%

Other common stocks in initial period of acquisition		2,854	1.91

Total common stocks (cost: $210,703,000)		132,090	88.53

Convertible securities — 0.77%

Diversified financials — 0.75%

Citigroup Inc., Series D, 7.00% noncumulative convertible preferred[2,3]	38,000	1,117.75

Miscellaneous — 0.02%

Other convertible securities in initial period of acquisition		25.02
Total convertible securities (cost: $2,121,000)		1,142.77

American Funds Insurance Series

Global Discovery Fund

Short-term securities — 10.04%

	Principal amount (000)	Value (000)	Percent of net assets

Lowe’s Cos. Inc. 0.35% due 3/16/2009	$3,500	$3,491	2.34%
AT&T Inc. 0.33% due 3/9/2009[4]	2,500	2,499	1.67
Freddie Mac 0.90% due 1/14/2009	2,000	1,999	1.34
Brown-Forman Corp. 0.65% due 2/11/2009[4]	2,000	1,999	1.34
Walt Disney Co. 1.05% due 2/17/2009	1,500	1,499	1.00
Jupiter Securitization Co., LLC 0.35% due 1/12/2009[4]	1,400	1,400.94
Other securities		2,100	1.41

Total short-term securities (cost: $14,991,000)		14,987	10.04

Total investment securities (cost: $227,815,000)		148,219	99.34
Other assets less liabilities		985.66

Net assets		$149,204	100.00%

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.

[2]

Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $47,396,000, which represented 31.77% of the net assets of the fund.

[3]

Purchased in a transaction exempt from registration under the Securities Act of 1933. This security (acquired 1/15/08 at a cost of $1,900,000) may be subject to legal or contractual restrictions on resale. The total value of all such securities, including those in “Other securities,” was $1,293,000, which represented .87% of the net assets of the fund.

[4]

Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $6,998,000, which represented 4.69% of the net assets of the fund.

Key to abbreviation

ADR = American Depositary Receipts

See Notes to Financial Statements

American Funds Insurance Series

Global Growth Fund

Summary investment portfolio December 31, 2008

Largest individual equity securities	Percent of net assets

Koninklijke KPN	1.98%
Novo Nordisk	1.92
Microsoft	1.90
Samsung Electronics	1.83
General Electric	1.45
Roche	1.36
Nokia	1.33
UCB	1.33
Deutsche Post	1.25
América Móvil	1.24

Common stocks — 81.21%

	Shares	Value (000)	Percent of net assets
Information technology — 15.95%

Microsoft Corp.	3,795,000	$73,775	1.90%
Samsung Electronics Co., Ltd.[1]	196,055	71,053	1.83
Nokia Corp.[1]	1,986,500	30,873	1.33
Nokia Corp. (ADR)	1,334,000	20,810
Cisco Systems, Inc.[2]	2,721,500	44,360	1.15
Oracle Corp.[2]	2,250,000	39,892	1.03
Google Inc., Class A2	111,200	34,211.88
STMicroelectronics NV1	4,954,000	33,260.86
International Business Machines Corp.	350,000	29,456.76
SAP AG1	510,300	18,334.66
SAP AG (ADR)	200,000	7,244
Other securities		214,598	5.55

		617,866	15.95

Health care — 9.94%

Novo Nordisk A/S, Class B1	1,455,200	74,267	1.92
Roche Holding AG1	343,500	52,548	1.36
UCB SA1	1,575,677	51,453	1.33
Other securities		206,617	5.33

		384,885	9.94

Consumer discretionary — 9.31%

Toyota Motor Corp.[1]	1,132,900	37,001.96
Honda Motor Co., Ltd.[1]	1,551,800	33,580.87
Virgin Media Inc.[2]	4,860,000	24,251.63
Other securities		265,637	6.85

		360,469	9.31

Consumer staples — 8.27%

Unilever NV, depository receipts[1]	1,766,000	42,897	1.11
Avon Products, Inc.	1,521,200	36,554.94
Anheuser-Busch InBev NV1	1,195,424	27,784.72
Diageo PLC[1]	1,870,000	26,310.68
Procter & Gamble Co.	135,000	8,346.22
Other securities		178,433	4.60

		320,324	8.27

Telecommunication services — 7.86%

Koninklijke KPN NV1	5,275,830	76,694	1.98
América Móvil, SAB de CV, Series L (ADR)	1,547,000	47,942	1.24
Telefónica, SA1	1,670,799	37,545.97
Vodafone Group PLC[1]	12,887,250	26,240.68
Qwest Communications International Inc.	7,000,000	25,480.66
AT&T Inc.	800,000	22,800.59
Other securities		67,842	1.74

		304,543	7.86

American Funds Insurance Series

Global Growth Fund

	Shares	Value (000)	Percent of net assets
Common stocks

Industrials — 7.71%

General Electric Co.	3,470,455	$56,221	1.45%
Deutsche Post AG1	2,858,700	48,484	1.25
Ryanair Holdings PLC (ADR)[2]	1,111,300	32,317.84
United Technologies Corp.	492,000	26,371.68
KBR, Inc.	1,605,000	24,396.63
Other securities		110,877	2.86

		298,666	7.71

Financials — 6.16%

Macquarie Group Ltd.[1]	2,027,300	42,033	1.09
Allianz SE1	292,000	31,397.81
AXA SA1	1,088,000	24,317.63
JPMorgan Chase & Co.	700,000	22,071.57
Other securities		118,936	3.06

		238,754	6.16

Energy — 4.67%

TOTAL SA1	590,000	32,245.83
Reliance Industries Ltd.[1]	938,000	23,965.62
Royal Dutch Shell PLC, Class B1	574,666	14,628.56
Royal Dutch Shell PLC, Class B (ADR)	139,643	7,182
Other securities		102,826	2.66

		180,846	4.67

Utilities — 3.42%

RWE AG1	317,500	28,613.74
GDF Suez[1]	553,000	27,456.71
Other securities		76,409	1.97

		132,478	3.42

Materials — 3.08%

Sigma-Aldrich Corp.	659,649	27,864.72
Other securities		91,267	2.36

		119,131	3.08

Miscellaneous — 4.84%

Other common stocks in initial period of acquisition		187,478	4.84
Total common stocks (cost: $4,247,440,000)		3,145,440	81.21

Preferred stocks — 0.05%

Financials — 0.05%

Other securities		2,111.05

Total preferred stocks (cost: $2,117,000)		2,111.05

American Funds Insurance Series

Global Growth Fund

	Principal amount (000)	Value (000)	Percent of net assets

Short-term securities — 18.36%

Federal Home Loan Bank 0.25%–1.00% due 2/9–3/13/2009	$110,300	$110,252	2.85%
Freddie Mac 0.75%–2.15% due 1/16–2/23/2009	57,065	57,045	1.47
Canada Government 0.50% due 4/6/2009	40,000	39,973	1.03
Procter & Gamble International Funding S.C.A. 1.15%–1.55% due 1/6–1/15/2009[3]	35,953	35,941.93
Denmark (Kingdom of) 0.88% due 2/6/2009	32,800	32,770.85
AT&T Inc. 0.40%–1.15% due 1/7–1/20/2009[3]	31,700	31,693.82
Park Avenue Receivables Co., LLC 1.40% due 1/5/2009[3]	29,300	29,294.76
BP Capital Markets PLC 0.65%–0.85% due 3/11–4/8/2009[3]	28,250	28,234.73
Total Capital Canada Ltd. 0.65%–1.05% due 1/9–2/17/2009[3]	27,700	27,668.71
Shell International Finance BV 0.40% due 4/30/2009[3]	27,100	27,077.70
Nestlé Capital Corp. 0.65% due 2/10/2009[3]	24,800	24,778.64
Rabobank USA Financial Corp. 0.85% due 1/9/2009	24,000	23,995.62
Calyon North America Inc. 0.93% due 2/27/2009	23,700	23,665.61
Unilever Capital Corp. 0.40%–0.80% due 4/13–4/21/2009[3]	12,000	11,986.31
Other securities		206,646	5.33

Total short-term securities (cost: $710,752,000)		711,017	18.36

Total investment securities (cost: $4,960,309,000)		3,858,568	99.62
Other assets less liabilities		14,829.38

Net assets		$3,873,397	100.00%

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. One of these securities (with a value of $1,360,000, which represented .04% of the net assets of the fund) may be subject to legal or contractual restrictions on resale.

Investments in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares of that company. The value of the fund’s affiliated-company holding is included in “Other securities” under its respective industry sector in the preceding summary investment portfolio. Further details on this holding and related transactions during the year ended December 31, 2008, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliate at 12/31/08 (000)
AMG Advanced Metallurgical Group NV1,2	—	1,600,800	—	1,600,800	—	$15,735

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

1Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $1,905,130,000, which represented 49.18% of the net assets of the fund.

2Security did not produce income during the last 12 months.

3Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $301,763,000, which represented 7.79% of the net assets of the fund.

Key to abbreviation

ADR = American Depositary Receipts

See Notes to Financial Statements

American Funds Insurance Series

Global Small Capitalization Fund
Summary investment portfolio December 31, 2008

Largest individual equity securities	Percent of net assets
Jumbo	2.31%
Myriad Genetics	1.87
Xinao Gas Holdings	1.68
Volcano Corp.	1.62
NuVasive	1.23
Masimo	1.13%
Kingboard Chemical Holdings	1.01
Fourlis	.96
ABIOMED	.96
Heartland Payment Systems	.85

	Shares	Value (000)	Percent of net assets
Common stocks — 81.03%

Health care — 15.28%

Myriad Genetics, Inc.[1]	578,800	$38,351	1.87%
Volcano Corp.[1]	2,215,834	33,238	1.62
NuVasive, Inc.[1]	728,200	25,232	1.23
Masimo Corp.[1]	780,000	23,267	1.13
ABIOMED, Inc.[1]	1,195,000	19,622.96
Illumina, Inc.[1]	663,500	17,284.84
Applera Corp., Celera Corp.[1]	1,112,500	12,382.61
Cochlear Ltd.[2]	308,079	12,372.60
Nakanishi Inc.[2]	188,900	11,932.58
Integra LifeSciences Holdings Corp.[1]	325,000	11,560.56
Greatbatch, Inc.[1]	405,200	10,722.52
Other securities		97,766	4.76

		313,728	15.28

Industrials — 14.77%

International Container Terminal Services, Inc.[2]	47,285,000	12,926.63
TrueBlue, Inc.[1]	1,297,000	12,412.60
Hyunjin Materials Co., Ltd.[2]	617,736	11,332.55
Pfeiffer Vacuum Technology AG2	168,000	11,152.54
Flowserve Corp.	200,000	10,300.50
TaeWoong Co., Ltd.[2]	165,000	10,211.50
Other securities		235,070	11.45

		303,403	14.77

Information technology — 14.24%

Kingboard Chemical Holdings Ltd.[2]	11,482,000	20,779	1.01
Heartland Payment Systems, Inc.	1,000,000	17,500.85
Hittite Microwave Corp.[1]	525,000	15,466.75
Semtech Corp.[1]	1,170,000	13,186.64
Intersil Corp., Class A	1,425,000	13,096.64
Novell, Inc.[1]	3,358,800	13,066.64
IAC/InterActiveCorp[1]	800,000	12,584.61
Global Unichip Corp.[2]	3,439,956	12,325.60
SkillSoft PLC (ADR)[1]	1,550,000	11,067.54
Ultimate Software Group, Inc.[1]	720,000	10,512.51
TIBCO Software Inc.[1]	2,005,800	10,410.51
Other securities		142,457	6.94

		292,448	14.24

Consumer discretionary — 12.66%

Jumbo SA2,3	7,800,170	47,401	2.31
Fourlis[2,3]	2,804,285	19,641.96
Lions Gate Entertainment Corp.[1]	2,750,000	15,125.74
MGM Mirage, Inc.[1]	909,173	12,510.61
Central European Media Enterprises Ltd., Class A1	500,000	10,860.52
Other securities		154,460	7.52

		259,997	12.66

American Funds Insurance Series

Global Small Capitalization Fund

	Shares	Value (000)	Percent of net assets
Common stocks

Financials — 5.27%

First Niagara Financial Group, Inc.	704,800	$11,397.55%
Hopewell Holdings Ltd.[2]	3,200,000	10,585.52
Other securities		86,237	4.20

		108,219	5.27

Materials — 4.25%

European Goldfields Ltd.[1,2]	4,691,100	11,108.54
Other securities		76,186	3.71

		87,294	4.25

Utilities — 3.20%

Xinao Gas Holdings Ltd.[2]	32,539,000	34,596	1.68
Manila Electric Co.[2]	11,037,280	12,802.62
EDF Energies Nouvelles SA2	354,250	12,567.61
Other securities		5,875.29

		65,840	3.20

Energy — 3.18%

Concho Resources Inc.[1]	649,000	14,810.72
Heritage Oil Ltd.[1,2]	4,563,000	13,690.67
BJ Services Co.	1,010,000	11,787.57
Other securities		25,007	1.22

		65,294	3.18

Consumer staples — 2.59%

China Agri-Industries Holdings Ltd.[1,2]	21,558,000	10,849.53
Other securities		42,388	2.06

		53,237	2.59

Telecommunication services — 0.63%

Other securities		12,915.63

Miscellaneous — 4.96%

Other common stocks in initial period of acquisition		101,877	4.96

Total common stocks (cost: $2,849,782,000)		1,664,252	81.03

American Funds Insurance Series

Global Small Capitalization Fund

	Value (000)	Percent of net assets
Rights & warrants — 0.02%

Other — 0.02%

Other securities	$496.02%
Total rights & warrants (cost: $3,023,000)	496.02

Convertible securities — 0.10%

Other — 0.10%

Other securities	2,131.10

Total convertible securities (cost: $4,428,000)	2,131.10

	Principal amount (000)
Short-term securities — 18.16%

Fannie Mae 0.08%–0.85% due 1/27–7/14/2009	$65,900	65,842	3.20
Freddie Mac 0.24%–0.95% due 1/14–3/23/2009	64,200	64,167	3.13
Federal Home Loan Bank 0.18%–0.60% due 1/28–3/24/2009	60,200	60,177	2.93
Nokia Corp. 0.90%–2.30% due 1/14–1/23/2009[4]	24,100	24,084	1.17
Total Capital Canada Ltd. 0.25%–0.29% due 2/17–2/18/2009[4]	23,500	23,474	1.14
Denmark (Kingdom of) 0.50%–0.90% due 2/18–3/12/2009	21,300	21,288	1.04
KfW 0.60% due 1/12/2009[4]	11,900	11,898.58
BNP Paribas Finance Inc. 0.44% due 2/27/2009	10,200	10,193.50
Other securities		91,831	4.47

Total short-term securities (cost: $372,945,000)		372,954	18.16

Total investment securities (cost: $3,230,178,000)		2,039,833	99.31

Other assets less liabilities		13,986.69

Net assets		$2,053,819	100.00%

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary portfolio. Some of these securities (with aggregate value of $14,807,000, which represented .72% of the net assets of the fund) may be subject to legal or contractual restrictions on resale.

American Funds Insurance Series

Global Small Capitalization Fund
Investments in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares of that company. The fund’s affiliated holdings listed below are either shown in the preceding summary investment portfolio or included in the value of “Other securities” under their respective industry sectors. Further details on these holdings and related transactions during the year ended December 31, 2008, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliates at 12/31/08 (000)
Jumbo SA2	3,436,686	4,363,484	—	7,800,170	$2,203	$47,401
Fourlis[2]	2,010,385	793,900	—	2,804,285	1,260	19,641
Allied Gold Ltd.[1,2]	19,548,500	3,166,774	—	22,715,274	—	6,845
Allied Gold Ltd. (GBP denominated)[1,2]	—	3,800,000	—	3,800,000	—	1,155
Horizon North Logistics Inc.[1]	—	5,700,000	—	5,700,000	—	4,070
JVM Co., Ltd.[2]	316,500	95,000	—	411,500	51	3,817
Rambler Media Ltd.[1,2]	718,400	206,494	—	924,894	—	2,829
African Minerals Ltd.[1,2]	6,905,000	—	—	6,905,000	—	2,020
African Minerals Ltd.[1,2,4]	2,480,000	—	—	2,480,000	—	725
Airesis SA1,2,5	981,036	2,313,115	—	3,294,151	—	2,103
OSIM International Ltd.[1,2]	28,920,000	—	—	28,920,000	—	1,414
OSIM International Ltd., rights, expire 2008	—	7,230,000	7,230,000	—	—	—
CallWave, Inc.[1]	1,348,700	—	—	1,348,700	—	688
Ondine Biopharma Corp.[1,4]	2,620,000	—	—	2,620,000	—	108
Ondine Biopharma Corp.[1]	400,000	—	—	400,000	—	16
Ondine Biopharma Corp. (GBP denominated)[1,2,4]	490,000	—	—	490,000	—	14
Akeena Solar, Inc.[6]	—	1,625,000	1,625,000	—	—	—
Gemfields Resources PLC[1,2,4,6]	4,816,000	3,333,333	—	8,149,333	—	—
Gemfields Resources PLC[1,2,6]	2,000,000	—	—	2,000,000	—	—
Lonrho PLC[1,2,6]	20,224,000	13,383,000	—	33,607,000	—	—
S&T Holdings Co. Ltd.[2,6]	—	580,200	—	580,200	142	—
Southern Pacific Resource Corp.[6]	5,950,000	—	5,950,000	—	—	—
Volcano Corp.[1,6]	1,625,000	1,285,878	695,044	2,215,834	—	—

					$3,656	$92,846

American Funds Insurance Series

Global Small Capitalization Fund

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

1 Security did not produce income during the last 12 months.

2 Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $835,310,000, which represented 40.67% of the net assets of the fund.

3 Represents an affiliated company as defined under the Investment Company Act of 1940.

4 Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $123,854,000, which represented 6.03% of the net assets of the fund.

5 This security was an unaffiliated issuer in its initial period of acquisition at 12/31/2007; it was not publicly disclosed.

6 Unaffiliated issuer at 12/31/2008.

Key to abbreviations

ADR = American Depositary Receipts GBP = British pounds

See Notes to Financial Statements

American Funds Insurance Series

Growth Fund
Summary investment portfolio December 31, 2008

Largest individual equity securities	Percent of net assets
Cisco Systems	2.92%
Google	2.78
Philip Morris International	2.11
Barrick Gold	2.10
Newmont Mining	2.06
Berkshire Hathaway	1.93%
Microsoft	1.89
Gilead Sciences	1.84
Roche	1.76
Lowe’s	1.70

	Shares	Value (000)	Percent of net assets

Common stocks — 87.91%

Information technology — 21.13%

Cisco Systems, Inc.[1]	32,915,000	$536,515	2.92%
Google Inc., Class A1	1,656,000	509,468	2.78
Microsoft Corp.	17,830,000	346,615	1.89
Nokia Corp. (ADR)	11,830,000	184,548	1.53
Nokia Corp.[2]	6,184,000	96,108
EMC Corp.[1]	17,827,000	186,649	1.02
Yahoo! Inc.[1]	14,365,000	175,253.96
Lender Processing Services, Inc.[3]	5,785,000	170,368.93
Oracle Corp.[1]	8,790,540	155,856.85
International Business Machines Corp.	1,600,000	134,656.73
Fidelity National Information Services, Inc.	7,190,000	116,981.64
Samsung Electronics Co., Ltd.[2]	310,000	112,348.61
Red Hat, Inc.[1]	7,646,624	101,088.55
Trimble Navigation Ltd.[1]	4,500,000	97,245.53
Other securities		952,345	5.19

		3,876,043	21.13

Energy — 11.08%

Suncor Energy Inc.	10,886,605	211,925	1.15
Canadian Natural Resources, Ltd.	4,625,700	185,066	1.01
Devon Energy Corp.	1,836,744	120,692.66
Murphy Oil Corp.	2,698,800	119,692.65
Noble Energy, Inc.	2,400,000	118,128.64
Tenaris SA (ADR)	5,245,000	110,040.60
Petróleo Brasileiro SA — Petrobras, ordinary nominative (ADR)	4,260,000	104,327.57
Other securities		1,063,817	5.80

		2,033,687	11.08

Consumer discretionary — 10.20%

Lowe’s Companies, Inc.	14,526,000	312,599	1.70
Target Corp.	6,090,000	210,288	1.15
Johnson Controls, Inc.	10,949,100	198,836	1.08
Best Buy Co., Inc.	5,780,000	162,476.89
Other securities		988,113	5.38

		1,872,312	10.20

Health care — 9.83%

Gilead Sciences, Inc.[1]	6,600,000	337,524	1.84
Roche Holding AG2	2,115,000	323,548	1.76
Shire Ltd. (ADR)	2,700,000	120,906.66
Endo Pharmaceuticals Holdings Inc.[1]	4,500,000	116,460.63
Medtronic, Inc.	3,415,000	107,299.59
Other securities		797,911	4.35

		1,803,648	9.83

American Funds Insurance Series

Growth Fund

	Shares	Value (000)	Percent of net assets
Common stocks

Materials — 8.22%

Barrick Gold Corp.	10,500,000	$386,085	2.10%
Newmont Mining Corp.	9,305,000	378,713	2.06
Potash Corp. of Saskatchewan Inc.	1,800,000	131,796.72
Gold Fields Ltd.[2]	10,000,000	99,213.54
Other securities		512,844	2.80

		1,508,651	8.22

Financials — 8.08%

Berkshire Hathaway Inc., Class A1	3,661	353,653	1.93
Wells Fargo & Co.	6,202,196	182,841.99
White Mountains Insurance Group, Ltd.	389,800	104,119.57
Marsh & McLennan Companies, Inc.	4,253,600	103,235.56
Other securities		738,888	4.03

		1,482,736	8.08

Industrials — 7.86%

General Electric Co.	12,240,000	198,288	1.08
Iron Mountain Inc.[1]	7,245,000	179,169.98
Boeing Co.	3,665,000	156,386.85
FedEx Corp.	2,080,000	133,432.73
Other securities		775,543	4.22

		1,442,818	7.86

Consumer staples — 6.03%

Philip Morris International Inc.	8,895,000	387,022	2.11
Coca-Cola Co.	4,515,000	204,394	1.11
Wal-Mart Stores, Inc.	1,826,100	102,371.56
Altria Group, Inc.	6,605,200	99,474.54
Other securities		312,623	1.71

		1,105,884	6.03

Telecommunication services — 1.63%

Qwest Communications International Inc.	35,000,000	127,400.70
Other securities		171,286.93

		298,686	1.63

Utilities — 1.28%

Other securities		235,598	1.28

Miscellaneous — 2.57%

Other common stocks in initial period of acquisition		471,490	2.57

Total common stocks (cost: $22,674,160,000)		16,131,553	87.91

American Funds Insurance Series

Growth Fund

		Value (000)	Percent of net assets
Bonds, notes & other debt instruments — 0.04%

Financials — 0.04%

Other securities		$6,622.04%

Total bonds, notes & other debt instruments (cost: $36,796,000)		6,622.04

	Principal amount (000)
Short-term securities — 11.01%

Freddie Mac 0.32%–2.70% due 2/3–9/30/2009	$384,899	384,364	2.09
Federal Home Loan Bank 0.14%–2.55% due 1/9–5/20/2009	274,100	273,898	1.49
Fannie Mae 0.20%–0.85% due 2/24–7/14/2009	219,500	219,228	1.19
Procter & Gamble International Funding S.C.A. 0.40%–1.85% due 1/14–3/27/2009[4]	108,400	108,319	1.00
Procter & Gamble Co. 0.60%–1.55% due 1/14–3/31/2009[4]	76,000	75,963
U.S. Treasury Bills 0.21%–1.94% due 1/2–8/27/2009	140,600	140,562.77
Coca-Cola Co. 2.25%–2.30% due 1/7–1/13/2009[4]	83,800	83,776.46
NetJets Inc. 1.00%–1.05% due 1/15–1/16/2009[4]	42,000	41,968.23

Other securities		691,482	3.78

Total short-term securities (cost: $2,017,732,000)		2,019,560	11.01

Total investment securities (cost: $24,728,688,000)		18,157,735	98.96

Other assets less liabilities		191,296	1.04

Net assets		$18,349,031	100.00%

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.
“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

American Funds Insurance Series

Growth Fund

Investments in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares of that company. The fund’s affiliated holdings listed below are either shown in the preceding summary investment portfolio or included in the value of “Other securities” under their respective industry sectors. Further details on these holdings and related transactions during the year ended December 31, 2008, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliates at 12/31/08 (000)
Lender Processing Services, Inc.	—	5,785,000	—	5,785,000	$857	$170,368
Chipotle Mexican Grill, Inc., Class B1	1,195,200	—	—	1,195,200	—	68,473
Chipotle Mexican Grill, Inc., Class A1	920,000	—	—	920,000	—	57,022
Panalpina Welttransport (Holding) AG2	650,000	833,282	—	1,483,282	1,698	82,621
Core Laboratories NV	1,197,700	—	—	1,197,700	1,222	71,694
Graco Inc.[5]	3,000,000	970,647	951,940	3,018,707	2,619	71,634
Digital River, Inc.[1]	2,430,000	195,000	—	2,625,000	—	65,100
Heartland Payment Systems, Inc.[5]	1,400,000	1,026,600	—	2,426,600	758	42,466
Minerals Technologies Inc.	1,000,000	25,000	—	1,025,000	205	41,922
Uranium One Inc.[1]	—	24,544,500	—	24,544,500	—	36,056
KGen Power Corp.[1,2]	3,166,128	—	—	3,166,128	—	30,870
Blue Nile, Inc.[1]	824,000	219,000	—	1,043,000	—	25,543
Pacific Rubiales Energy Corp.[1]	—	12,550,000	—	12,550,000	—	22,556
DataPath, Inc.[1,2,6]	2,819,968	—	—	2,819,968	—	28
Bare Escentuals, Inc.[1,7]	5,850,000	70,000	1,650,000	4,270,000	—	—
Georgia Gulf Corp.[7]	2,224,000	—	1,114,000	1,110,000	267	—
lululemon athletica inc.[1,7]	—	4,185,000	—	4,185,000	—	—
Red Hat, Inc.[1,7]	11,511,000	601,400	4,465,776	7,646,624	—	—
Rosetta Resources Inc.[1,7]	2,980,000	—	2,068,504	911,496	—	—

					$7,626	$786,353

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.

[2]

Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $1,464,781,000, which represented 7.98% of the net assets of the fund.

[3]	Represents an affiliated company as defined under the Investment Company Act of 1940.

[4]

Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $803,795,000, which represented 4.38% of the net assets of the fund.

[5]	This security was an unaffiliated issuer in its initial period of acquisition at 12/31/2007; it was not publicly disclosed.

[6]

Purchased in a transaction exempt from registration under the securities Act of 1933. This security (acquired 6/23/2006 at a cost of $31,020,000) may be subject to legal or contractual restrictions on resale. The total value of all such securities, including those in “Other securities,” was $105,709,000, which represented .58% of the net assets of the fund.

[7]	Unaffiliated issuer at 12/31/2008.

Key to abbreviation

ADR = American Depositary Receipts

See Notes to Financial Statements

American Funds Insurance Series

International Fund
Summary investment portfolio December 31, 2008

Largest individual equity securities	Percent of net assets

Bayer	4.34%
Roche	3.81
Teva Pharmaceutical Industries	3.26
MTN Group	2.20
Gazprom	2.17
Inditex	2.02%
L’Oréal	1.96
América Móvil	1.93
Siemens	1.55
China National Offshore Oil	1.53

	Shares	Value (000)	Percent of net assets
Common stocks — 86.04%

Health care — 17.07%

Bayer AG, non-registered shares[1]	5,025,023	$295,926	4.34%
Roche Holding AG1	1,698,768	259,874	3.81
Teva Pharmaceutical Industries Ltd. (ADR)	5,224,000	222,386	3.26
Novartis AG1	1,930,000	96,101	1.41
Merck KGaA[1]	972,655	88,651	1.30
Richter Gedeon NYRT[1]	307,000	46,244.67
Other securities		155,526	2.28

		1,164,708	17.07

Financials — 12.99%

Mitsubishi Estate Co., Ltd.[1]	4,850,000	79,806	1.17
Unibanco-União de Bancos Brasileiros SA, units (GDR)	1,165,000	75,282	1.10
QBE Insurance Group Ltd.[1]	3,921,273	72,711	1.07
AXA SA1	3,126,611	69,880	1.02
HSBC Holdings PLC (Hong Kong)[1]	6,277,600	60,265.99
HSBC Holdings PLC (United Kingdom)[1]	767,460	7,430
Banco Santander, SA1	6,979,231	67,525.99
UniCredit SpA[1]	18,534,000	46,256.68
Other securities		407,290	5.97

		886,445	12.99

Telecommunication services — 10.29%

MTN Group Ltd.[1]	12,800,199	149,914	2.20
América Móvil, SAB de CV, Series L (ADR)	4,251,500	131,754	1.93
France Télécom SA1	2,925,000	82,019	1.20
Philippine Long Distance Telephone Co.[1]	809,800	37,303.78
Philippine Long Distance Telephone Co. (ADR)	340,000	15,963
NTT DoCoMo, Inc.[1]	26,000	51,141.75
Perusahaan Perseroan (Persero) PT Telekomunikasi Indonesia Tbk, Class B1	77,865,500	50,878.74
Other securities		183,295	2.69

		702,267	10.29

Consumer discretionary — 9.61%

Industria de Diseño Textil, SA1	3,106,000	137,630	2.02
Esprit Holdings Ltd.[1]	14,785,900	84,287	1.24
JCDecaux SA1	3,470,802	59,907.88
Marks and Spencer Group PLC[1]	14,618,000	46,017.67
Fiat SpA[1]	6,920,000	45,231.66
Other securities		282,380	4.14

		655,452	9.61

American Funds Insurance Series

International Fund

	Shares	Value (000)	Percent of net assets
Common stocks

Energy — 8.24%

OAO Gazprom (ADR)[1]	10,348,300	$148,322	2.17%
China National Offshore Oil Corp.[1]	109,835,000	104,383	1.53
Aker Solutions ASA[1]	7,945,000	52,866.78
Woodside Petroleum Ltd.[1]	1,683,000	44,306.65
Royal Dutch Shell PLC, Class B1	782,719	19,924.44
Royal Dutch Shell PLC, Class A1	372,000	9,720
Other securities		182,220	2.67

		561,741	8.24

Industrials — 7.63%

Siemens AG1	1,411,000	105,947	1.55
Ryanair Holdings PLC (ADR)[2]	3,311,400	96,295	1.41
SMC Corp.[1]	831,200	84,853	1.25
Other securities		233,502	3.42

		520,597	7.63

Information technology — 7.12%

Murata Manufacturing Co., Ltd.[1]	1,737,500	67,960	1.00
Taiwan Semiconductor Manufacturing Co. Ltd.[1]	27,583,065	37,826.77
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	1,898,236	14,996
HOYA CORP.[1]	2,864,800	49,657.73
HTC Corp.[1]	4,667,500	47,173.69
Other securities		268,332	3.93

		485,944	7.12

Consumer staples — 4.73%

L’Oréal SA1	1,536,011	133,805	1.96
Nestlé SA1	2,118,800	82,989	1.22
Anheuser-Busch InBev NV, nonvoting[1]	1,933,414	44,936.66
Other securities		60,762.89

		322,492	4.73

Materials — 2.97%

Linde AG1	552,500	46,870.69
JSR Corp.[1]	4,100,600	46,050.67
Other securities		109,702	1.61

		202,622	2.97

Utilities — 1.67%

GDF Suez[1]	1,059,589	52,608.77
RWE AG1	534,000	48,124.71
Other securities		13,327.19

		114,059	1.67

Miscellaneous — 3.72%

Other common stocks in initial period of acquisition		253,476	3.72

Total common stocks (cost: $7,983,909,000)		5,869,803	86.04

American Funds Insurance Series

International Fund

	Principal amount (000)	Value (000)	Percent of net assets

Short-term securities — 13.20%

Freddie Mac 0.45%–2.65% due 1/6–5/21/2009	$212,000	$211,840	3.11%
Federal Home Loan Bank 0.15%–2.10% due 1/16–3/16/2009	90,500	90,456	1.33
Caisse d’Amortissement de la Dette Sociale 0.25%–0.75% due 2/9–3/2/2009	75,000	74,846	1.10
Park Avenue Receivables Co., LLC 1.40% due 1/5/2009[3]	50,500	50,490.74
Nestlé Capital Corp. 0.65% due 2/10/2009[3]	50,000	49,956.73
Shell International Finance BV 0.40%–2.15% due 2/3–4/30/2009[3]	45,200	45,157.66
Denmark (Kingdom of) 0.55%–0.88% due 2/6–2/9/2009	43,300	43,268.63
Unilever Capital Corp. 0.55%–0.80% due 2/23–4/13/2009[3]	41,400	41,361.61
Siemens Capital Co. LLC 0.30%–0.70% due 1/13–2/13/2009[3]	24,000	23,992.35
HSBC Finance Corp. 0.50% due 1/2/2009	15,000	15,000.22
Other securities		253,920	3.72

Total short-term securities (cost: $900,064,000)		900,286	13.20

Total investment securities (cost: $8,883,973,000)		6,770,089	99.24
Other assets less liabilities		51,944.76

Net assets		$6,822,033	100.00%

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. Some of these securities (with aggregate value of $6,923,000, which represented .10% of the net assets of the fund) may be subject to legal of contractual restrictions on resale.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]

Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $5,219,346,000, which represented 76.51% of the net assets of the fund.

[2]	Security did not produce income during the last 12 months.

[3]

Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $395,178,000, which represented 5.79% of the net assets of the fund.

Key to abbreviations

ADR = American Depositary Receipts

GDR = Global Depositary Receipts

See Notes to Financial Statements

American Funds Insurance Series

New World Fund
Summary investment portfolio December 31, 2008

Largest individual equity securities	Percent of net assets

América Móvil	1.71%
Tesco	1.50
Petróleo Brasileiro — Petrobras	1.48
Nokia	1.46
Toyota Motor	1.42
Novo Nordisk	1.38%
Samsung Electronics	1.28
Telefónica	1.19
China Mobile Ltd.	1.09
Infosys Technologies	1.07

	Shares	Value (000)	Percent of net assets
Common stocks — 68.65%

Consumer staples — 11.79%

Tesco PLC[1]	3,683,418	$19,410	1.50%
Nestlé SA1	315,000	12,338.95
Beiersdorf AG1	205,000	12,226.94
Coca-Cola Co.	232,000	10,503.81
Fomento Económico Mexicano, SAB de CV (ADR)	329,700	9,934.77
Wal-Mart de México, SAB de CV, Series V (ADR)[1]	298,000	7,987.76
Wal-Mart de México, SAB de CV, Series V	705,000	1,889
Anheuser-Busch InBev NV1	416,000	9,669.74
SABMiller PLC[1]	469,000	7,987.62
Other securities		60,971	4.70

		152,914	11.79

Industrials — 7.95%

China Railway Construction Corp. Ltd., Class H1,2	8,559,500	12,847.99
General Electric Co.	675,000	10,935.84
Schneider Electric SA1	142,050	10,637.82
Murray & Roberts Holdings Ltd.[1]	1,988,242	10,304.80
Other securities		58,397	4.50

		103,120	7.95

Information technology — 7.55%

Nokia Corp. (ADR)	618,700	9,652	1.46
Nokia Corp.[1]	598,600	9,303
Samsung Electronics Co., Ltd.[1]	45,725	16,571	1.28
Infosys Technologies Ltd.[1]	600,000	13,935	1.07
Google Inc., Class A2	43,000	13,229	1.02
HTC Corp.[1]	1,027,000	10,380.80
Other securities		24,870	1.92

		97,940	7.55

Telecommunication services — 7.47%

América Móvil, SAB de CV, Series L (ADR)	714,875	22,154	1.71
Telefónica, SA1	687,000	15,438	1.19
China Mobile Ltd.[1]	1,400,000	14,195	1.09
Partner Communications Co. Ltd.[1]	721,500	11,775.92
Partner Communications Co. Ltd. (ADR)	10,000	165
Telekomunikacja Polska SA1	1,643,333	10,690.82
Other securities		22,521	1.74

		96,938	7.47

Financials — 6.97%

PT Bank Rakyat Indonesia (Persero) Tbk[1]	25,653,150	11,391.88
Amil Participações SA, ordinary nominative	2,752,410	8,568.66
Other securities		70,409	5.43

		90,368	6.97

American Funds Insurance Series

New World Fund

	Shares	Value (000)	Percent of net assets
Common stocks

Consumer discretionary — 6.91%

Toyota Motor Corp.[1]	563,400	$18,401	1.42%
McDonald’s Corp.	175,000	10,883.84
Nitori Co., Ltd.[1]	138,000	10,686.82
Honda Motor Co., Ltd.[1]	485,000	10,495.81
Other securities		39,158	3.02

		89,623	6.91

Energy — 5.85%

Petróleo Brasileiro SA — Petrobras, ordinary nominative (ADR)	605,200	14,821	1.48
Petróleo Brasileiro SA — Petrobras, preferred nominative (ADR)	212,000	4,327
OAO Gazprom (ADR)[1]	907,500	13,007	1.00
TOTAL SA1	60,000	3,279.39
TOTAL SA (ADR)	32,500	1,797
Other securities		38,674	2.98

		75,905	5.85

Health care — 3.87%

Novo Nordisk A/S, Class B1	350,320	17,879	1.38
Krka, dd, Novo mesto[1]	184,640	12,359.95
Cochlear Ltd.[1]	303,000	12,168.94
Other securities		7,713.60

		50,119	3.87

Materials — 3.63%

Sigma-Aldrich Corp.	215,000	9,082.70
Other securities		37,976	2.93

		47,058	3.63

Utilities — 2.69%

China Resources Power Holdings Co. Ltd.[1]	5,424,000	10,543.81
Cia. Energética de Minas Gerais — Cemig, preferred nominative	620,000	8,516.66
Other securities		15,863	1.22

		34,922	2.69

Miscellaneous — 3.97%

Other common stocks in initial period of acquisition		51,485	3.97

Total common stocks (cost: $1,165,934,000)		890,392	68.65

Rights & warrants — 0.00%

Miscellaneous — 0.00%

Other rights & warrants in initial period of acquisition		14.00

Total rights & warrants (cost: $26,000)		14.00

American Funds Insurance Series

New World Fund

			Value (000)	Percent of net assets
Convertible securities — 0.03%

Miscellaneous — 0.03%

Other convertible securities in initial period of acquisition			$358.03%

Total convertible securities (cost: $568,000)			358.03

	Principal amount (000)
Bonds, notes & other debt instruments — 11.26%

Bonds & notes of governments outside the U.S. — 10.24%

Brazil (Federal Republic of) Global:
6.00%–11.00% 2010–2040[3]		$14,634	17,550
12.50% 2016–2022	BRL	4,100	1,853	2.45
Brazilian Treasury Bill 6.00% 2010–2045[1,4]		15,685	6,242
Brazil (Federal Republic of) 10.00% 2014–2017[1]		16,100	6,063
United Mexican States Government Global 5.519%–10.375% 2009–2040[5]		$14,177	14,784	1.77
United Mexican States Government 8.00%–10.00% 2012–2024	MXN	106,171	8,204
Colombia (Republic of) Global:
7.375%–11.75% 2012–2037		$11,174	12,077	1.33
9.85%–12.00% 2010–2027	COP	11,190,000	5,237
Turkey (Republic of):
10.00%–16.00% 2011–2013[1,4]	TRY	15,004	9,462	1.33
6.75%–7.25% 2015–2019		$8,000	7,801
Other securities			43,590	3.36

			132,863	10.24

Energy — 0.60%

Gaz Capital SA 6.51%–8.146% 2013–2037[6]		7,180	4,688
Gazprom International SA 7.201% 2020[3]		1,572	1,218.48
Open Joint Stock Co. Gazprom, Series 2, 8.625% 2034		375	302
Other securities			1,526.12

			7,734.60

Other — 0.42%

Other securities			5,475.42

Total bonds, notes & other debt instruments (cost: $159,973,000)			146,072	11.26

American Funds Insurance Series

New World Fund

	Principal amount (000)	Value (000)	Percent of net assets
Short-term securities — 19.53%

Federal Home Loan Bank 0.25%–0.80% due 2/24–4/9/2009	$28,100	$28,086	2.17%
Nestlé Capital Corp. 0.65% due 2/10/2009[6]	25,200	25,178	1.94
Freddie Mac 0.75%–0.90% due 1/16–2/23/2009	25,100	25,091	1.93
Rabobank USA Financial Corp. 0.85% due 1/9/2009	21,200	21,195	1.63
AT&T Inc. 1.15% due 1/7/2009[6]	19,700	19,696	1.52
Denmark (Kingdom of) 0.88% due 2/6/2009	14,600	14,587	1.12
Thunder Bay Funding, LLC 0.60% due 1/15/2009[6]	14,500	14,496	1.12
Ranger Funding Co. LLC 0.25% due 1/26/2009[6]	12,200	12,198.94
BASF AG 0.90% due 1/12/2009[6]	11,000	10,997.85
Caisse d’Amortissement de la Dette Sociale 1.20% due 2/9/2009	11,000	10,976.85
Calyon North America Inc. 0.93% due 2/27/2009	10,400	10,384.80
Park Avenue Receivables Co., LLC 0.45% due 1/14/2009[6]	10,000	9,998.77
Total Capital SA 0.65% due 2/17/2009[6]	8,500	8,485.65
Bank of Nova Scotia 1.25% due 2/11/2009	8,400	8,383.65
Other securities		33,568	2.59

Total short-term securities (cost: $253,334,000)		253,318	19.53

Total investment securities (cost: $1,579,835,000)		1,290,154	99.47
Other assets less liabilities		6,940.53

Net assets		$1,297,094	100.00%

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in

“Miscellaneous” and “Other securities,” was $626,958,000, which represented 48.34% of the net assets of the fund.

[2]	Security did not produce income during the last 12 months.

[3]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.

[4]	Index-linked bond whose principal amount moves with a government retail price index.

[5]	Coupon rate may change periodically.

[6]

Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $138,195,000, which represented 10.65% of the net assets of the fund.

Key to abbreviations

ADR = American Depositary Receipts

BRL = Brazilian reais

COP = Colombian pesos

MXN = Mexican pesos

TRY = New Turkish liras

See Notes to Financial Statements

American Funds Insurance Series

Blue Chip Income and Growth Fund
Summary investment portfolio December 31, 2008

Largest individual equity securities	Percent of net assets
Microsoft	3.76%
General Electric	3.76
Verizon Communications	3.48
Hewlett-Packard	3.41
Lowe’s	3.28
AT&T	3.22
Merck	2.92
Aetna	2.52
IBM	2.48
Nokia	2.21

	Shares	Value (000)	Percent of net assets
Common stocks — 90.61%

Health care — 19.11%

Merck & Co., Inc.	2,715,000	$82,536	2.92%
Aetna Inc.	2,500,000	71,250	2.52
Medtronic, Inc.	1,800,000	56,556	2.00
UnitedHealth Group Inc.	1,900,000	50,540	1.79
Amgen Inc.[1]	875,000	50,531	1.79
Eli Lilly and Co.	1,125,000	45,304	1.61
Abbott Laboratories	750,000	40,028	1.42
AstraZeneca PLC (ADR)	975,000	40,004	1.42
Pfizer Inc	1,900,000	33,649	1.19
Cardinal Health, Inc.	850,000	29,299	1.04
Bristol-Myers Squibb Co.	1,125,000	26,156.93
Other securities		13,495.48

		539,348	19.11

Information technology — 18.92%

Microsoft Corp.	5,460,000	106,142	3.76
Hewlett-Packard Co.	2,650,000	96,169	3.41
International Business Machines Corp.	830,000	69,853	2.48
Nokia Corp. (ADR)	4,000,000	62,400	2.21
Oracle Corp.[1]	2,350,000	41,665	1.48
Intel Corp.	2,200,000	32,252	1.14
Texas Instruments Inc.	1,900,000	29,488	1.04
Cisco Systems, Inc.[1]	1,650,000	26,895.95
Yahoo! Inc.[1]	1,989,600	24,273.86
Other securities		44,743	1.59

		533,880	18.92

Industrials — 13.24%

General Electric Co.	6,550,000	106,110	3.76
United Parcel Service, Inc., Class B	750,000	41,370	1.47
United Technologies Corp.	760,000	40,736	1.44
Norfolk Southern Corp.	592,800	27,891.99
Illinois Tool Works Inc.	650,000	22,782.81
Rockwell Automation	600,000	19,344.68
Other securities		115,372	4.09
		373,605	13.24

Consumer discretionary — 10.25%

Lowe’s Companies, Inc.	4,300,000	92,536	3.28
Target Corp.	1,230,000	42,472	1.50
CBS Corp., Class B	4,409,600	36,115	1.28
Leggett & Platt, Inc.	2,000,000	30,380	1.08
Other securities		87,656	3.11

		289,159	10.25

American Funds Insurance Series

Blue Chip Income and Growth Fund

	Shares	Value (000)	Percent of net assets
Common stocks

Telecommunication services — 7.58%

Verizon Communications Inc.	2,900,000	$98,310	3.48%
AT&T Inc.	3,191,250	90,951	3.22
Other securities		24,734.88

		213,995	7.58

Financials — 6.33%

JPMorgan Chase & Co.	1,435,000	45,246	1.60
Citigroup Inc.	6,250,000	41,937	1.48
Bank of America Corp.	2,500,000	35,200	1.25
Capital One Financial Corp.	900,000	28,701	1.02
Freddie Mac	650,000	474.02
Other securities		27,103.96

		178,661	6.33

Consumer staples — 6.12%

Walgreen Co.	1,707,083	42,114	1.49
PepsiCo, Inc.	650,000	35,600	1.26
Kimberly-Clark Corp.	555,000	29,271	1.04
Kellogg Co.	592,000	25,959.92
ConAgra Foods, Inc.	1,200,000	19,800.70
Other securities		19,919.71

		172,663	6.12

Energy — 5.78%

Schlumberger Ltd.	1,250,000	52,913	1.87
Royal Dutch Shell PLC, Class A (ADR)	800,000	42,352	1.50
Other securities		68,032	2.41

		163,297	5.78

Utilities — 1.72%

FPL Group, Inc.	400,000	20,132.71
Southern Co.	500,000	18,500.66
Other securities		9,798.35

		48,430	1.72

Materials — 0.44%

Other securities		12,567.44

Miscellaneous — 1.12%

Other common stocks in initial period of acquisition		31,554	1.12

Total common stocks (cost: $3,382,104,000)		2,557,159	90.61

Rights & warrants — 0.00%

Financials — 0.00%

Other securities		—	.00

Total rights & warrants (cost: $230,000)		—	.00

American Funds Insurance Series

Blue Chip Income and Growth Fund

	Shares	Value (000)	Percent of net assets
Convertible securities — 0.08%

Financials — 0.06%

Citigroup Inc., Series D, 7.00% noncumulative convertible preferred[2,3]	60,000	$1,763.06%

Miscellaneous — 0.02%

Other convertible securities in initial period of acquisition		438.02

Total convertible securities (cost: $3,540,000)		2,201.08

Bonds, notes & other debt instruments — 0.01%

Financials — 0.01%

Other securities		255.01

Total bonds, notes & other debt instruments (cost: $246,000)		255.01

	Principal amount (000)

Short-term securities — 9.08%

Federal Home Loan Bank 0.18%–0.53% due 2/17–6/16/2009	$53,000	52,947	1.88
Freddie Mac 0.22%–0.45% due 5/12–6/9/2009	48,500	48,415	1.72
Ranger Funding Co. LLC 0.40%–0.45% due 1/7–3/20/2009[4]	28,000	27,990.99
U.S. Treasury Bills 1.635% due 1/15/2009	23,000	22,999.81
Walt Disney Co. 1.05%–1.70% due 1/26–2/17/2009	20,400	20,387.72
Merck & Co. Inc. 0.80% due 1/26/2009	10,300	10,294.36
Medtronic Inc. 0.30% due 1/22/2009[4]	10,000	9,998.35
Illinois Tool Works Inc. 1.80% due 1/6/2009	9,300	9,298.33
Other securities		54,078	1.92

Total short-term securities (cost: $256,397,000)		256,406	9.08

Total investment securities (cost: $3,642,517,000)		2,816,021	99.78
Other assets less liabilities		6,206.22

Net assets		$2,822,227	100.00%

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed. “Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

1 Security did not produce income during the last 12 months.

2 Purchased in a transaction exempt from registration under the Securities Act of 1933. This security (acquired 1/15/2008 at a cost of $3,000,000) may be subject to legal or contractual restrictions on resale. The total value of all such securities, including those in “Other securities,” was $1,768,000, which represented .06% of the net assets of the fund.

3 Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $1,763,000, which represented .06% of the net assets of the fund.

4 Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $71,072,000, which represented 2.52% of the net assets of the fund.

Key to abbreviation

ADR = American Depositary Receipts

See Notes to Financial Statements

American Funds Insurance Series

Global Growth and Income Fund
Summary investment portfolio December 31, 2008

Largest individual equity securities	Percent of net assets

Microsoft	3.36%
AT&T	2.19
Newmont Mining	2.01
Telefónica	1.92
Yamana Gold	1.91
General Electric	1.85
Qwest Communications International	1.82
Merck	1.58
Barrick Gold	1.47
IBM	1.43

	Shares	Value (000)	Percent of net assets
Common stocks — 75.84%

Information technology — 12.59%

Microsoft Corp.	2,810,000	$54,626	3.36%
International Business Machines Corp.	275,000	23,144	1.43
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	1,618,220	12,784	1.04
Taiwan Semiconductor Manufacturing Co. Ltd.[1]	3,000,000	4,114
Google Inc., Class A2	51,000	15,690.97
Novellus Systems, Inc.[2]	1,000,000	12,340.76
Samsung Electronics Co., Ltd.[1]	30,600	11,090.68
KLA-Tencor Corp.	500,000	10,895.67
Yahoo! Inc.[2]	888,000	10,834.67
Other securities		48,901	3.01

		204,418	12.59

Telecommunication services — 11.10%

AT&T Inc.	1,250,000	35,625	2.19
Telefónica, SA1	1,385,000	31,122	1.92
Qwest Communications International Inc.	8,100,000	29,484	1.82
Koninklijke KPN NV1	1,382,000	20,090	1.24
NTT DoCoMo, Inc.[1]	7,000	13,769.85
Verizon Communications Inc.	400,000	13,560.83
Other securities		36,618	2.25

		180,268	11.10

Materials — 10.68%

Newmont Mining Corp.	800,000	32,560	2.01
Yamana Gold Inc.	4,000,000	31,022	1.91
Barrick Gold Corp.	650,000	23,900	1.47
United States Steel Corp.	500,000	18,600	1.15
Rio Tinto PLC[1]	500,000	10,957.68
Alcoa Inc.	900,000	10,134.62
Other securities		46,193	2.84
		173,366	10.68

Financials — 10.57%

Macquarie Group Ltd.[1]	805,000	16,691	1.03
Industrial and Commercial Bank of China Ltd., Class H1	24,137,000	12,829.79
National City Corp.[3]	6,125,000	11,086.76
National City Corp.	693,986	1,256
Berkshire Hathaway Inc., Class B2	3,720	11,956.74
People’s United Financial, Inc.	585,000	10,431.64
JPMorgan Chase & Co.	325,000	10,247.63
Other securities		97,170	5.98

		171,666	10.57

American Funds Insurance Series

Global Growth and Income Fund

	Shares	Value (000)	Percent of net assets
Common stocks

Industrials — 7.53%

General Electric Co.	1,857,100	$30,085	1.85%
Schneider Electric SA1	256,000	19,170	1.18
Joy Global Inc.	550,000	12,589.78
Other securities		60,404	3.72

		122,248	7.53

Consumer discretionary — 7.23%

McDonald’s Corp.	200,000	12,438.77
Yamada Denki Co., Ltd.[1]	179,500	12,434.76
Toyota Motor Corp.[1]	378,000	12,346.76
Carnival Corp., units	500,000	12,160.75
Other securities		67,976	4.19

		117,354	7.23

Health care — 6.02%

Merck & Co., Inc.	842,000	25,597	1.58
UCB SA1	500,000	16,327	1.01
Bayer AG, non-registered shares[1]	218,500	12,868.79
Roche Holding AG1	75,850	11,603.71
Other securities		31,364	1.93

		97,759	6.02

Energy — 4.24%

China National Offshore Oil Corp.[1]	20,000,000	19,008	1.17
Royal Dutch Shell PLC, Class A (ADR)	129,000	6,829.42
Other securities		43,022	2.65

		68,859	4.24

Consumer staples — 3.74%

Unilever NV, depository receipts[1]	90,300	2,193.13
Other securities		58,595	3.61

		60,788	3.74

Utilities — 2.14%

Other securities		34,822	2.14

Total common stocks (cost: $1,920,857,000)		1,231,548	75.84

Preferred stocks — 1.06%

Financials — 1.06%

SMFG Preferred Capital USD 3 Ltd. 9.50%[4,5]	11,600,000	10,686.66
Other securities		6,508.40

Total preferred stocks (cost: $24,585,000)		17,194	1.06

American Funds Insurance Series

Global Growth and Income Fund

	Value (000)	Percent of net assets
Bonds, notes & other debt instruments — 3.98%

Other — 3.98%

Other securities	$64,660	3.98%

Total bonds, notes & other debt instruments (cost: $83,183,000)	64,660	3.98

	Principal amount (000)

Short-term securities — 19.39%
Calyon North America Inc. 0.93% due 2/27/2009	$31,500	31,453	1.94
Freddie Mac 0.75%–0.90% due 1/16–2/23/2009	30,100	30,090	1.85
Federal Home Loan Bank 0.32%–0.50% due 2/9–4/9/2009	29,600	29,576	1.82
Total Capital Canada Ltd. 1.10% due 1/9/2009[4]	25,500	25,493	1.57
Unilever Capital Corp. 0.50% due 4/8/2009[4]	25,000	24,974	1.54
Fannie Mae 0.20% due 2/18/2009	20,700	20,694	1.27
Park Avenue Receivables Co., LLC 1.40% due 1/5/2009[4]	19,700	19,696	1.21
Novartis Finance Corp. 0.25% due 2/19/2009[4]	18,600	18,594	1.15
International Bank for Reconstruction and Development 0.25% due 3/18/2009	17,900	17,889	1.10
Denmark (Kingdom of) 0.88% due 2/6/2009	13,300	13,288.82
General Dynamics Corp. 0.15% due 1/15/2009[4]	12,200	12,199.75
Shell International Finance BV 2.15% due 2/3/2009[4]	10,000	9,989.62
Other securities		60,904	3.75

Total short-term securities (cost: $314,819,000)		314,839	19.39

Total investment securities (cost: $2,343,444,000)		1,628,241	100.27
Other assets less liabilities		(4,304)	(.27)

Net assets		$1,623,937	100.00%

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Investments in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares of that company. The value of the fund’s affiliated-company holding is included in “Other securities” under its respective industry sector in the preceding summary investment portfolio. Further details on this holding and related transactions during the year ended December 31, 2008, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	affiliate at 12/31/08 (000)
Rickmers Maritime[1]	8,750,000	15,620,000	—	24,370,000	$968	$6,635

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

1 Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $570,799,000, which represented 35.15% of the net assets of the fund.

2 Security did not produce income during the last 12 months.

3 Purchased in a transaction exempt from registration under the Securities Act of 1933. This security (acquired 4/21/2008 at a cost of $30,625,000) may be subject to legal or contractual restrictions on resale. The total value of all such securities, including those in “Other securities,” was $12,415,000, which represented .76% of the net assets of the fund.

4 Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $175,450,000, which represented 10.80% of the net assets of the fund.

5 Coupon rate may change periodically.

Key to abbreviation

ADR = American Depositary Receipts

See Notes to Financial Statements

American Funds Insurance Series

Growth-Income Fund
Summary investment portfolio December 31, 2008

Largest individual equity securities	Percent of net assets

Oracle	2.77%
Microsoft	2.06
Hewlett-Packard	1.93
Time Warner	1.84
Google	1.81
General Electric	1.78%
Yahoo	1.61
PepsiCo	1.49
Lowe’s	1.47
Schlumberger	1.42

	Shares	Value (000)	Percent of net assets
Common stocks — 85.70%

Information technology — 21.25%

Oracle Corp.[1]	28,555,000	$506,280	2.77%
Microsoft Corp.	19,400,100	377,138	2.06
Hewlett-Packard Co.	9,710,000	352,376	1.93
Google Inc., Class A1	1,075,100	330,755	1.81
Yahoo! Inc.[1]	24,060,000	293,532	1.61
Intel Corp.	17,400,000	255,084	1.39
Cisco Systems, Inc.[1]	13,240,000	215,812	1.18
International Business Machines Corp.	2,500,000	210,400	1.15
SAP AG2	3,736,574	134,248.92
SAP AG (ADR)	920,000	33,322
Corning Inc.	14,000,000	133,420.73
Nokia Corp.[2]	7,705,000	119,747.65
Other securities		923,831	5.05

		3,885,945	21.25

Industrials — 12.63%

General Electric Co.	20,120,000	325,944	1.78
United Parcel Service, Inc., Class B	4,250,000	234,430	1.28
United Technologies Corp.	4,075,000	218,420	1.19
Norfolk Southern Corp.	3,830,736	180,236.99
General Dynamics Corp.	2,357,000	135,740.74
Avery Dennison Corp.	3,955,000	129,447.71
3M Co.	2,088,474	120,171.66
Other securities		965,295	5.28

		2,309,683	12.63

Consumer discretionary — 11.40%

Time Warner Inc.	33,500,000	337,010	1.84
Lowe’s Companies, Inc.	12,480,477	268,580	1.47
Target Corp.	5,559,912	191,984	1.05
Best Buy Co., Inc.	4,800,000	134,928.74
Other securities		1,150,885	6.30

		2,083,387	11.40

Health care — 9.45%

Roche Holding AG2	1,437,460	219,900	1.20
Aetna Inc.	5,669,363	161,577.88
Cardinal Health, Inc.	4,450,000	153,392.84
Abbott Laboratories	2,603,978	138,974.76
Merck & Co., Inc.	3,800,000	115,520.63
Medtronic, Inc.	3,365,000	105,728.58
Other securities		833,504	4.56

		1,728,595	9.45

American Funds Insurance Series

Growth-Income Fund

	Shares	Value (000)	Percent of net assets
Common stocks

Energy — 7.79%

Schlumberger Ltd.	6,125,000	$259,271	1.42%
Chevron Corp.	2,913,200	215,489	1.18
Marathon Oil Corp.	4,725,000	129,276.71
Royal Dutch Shell PLC, Class A (ADR)	2,000,000	105,880.58
Hess Corp.	1,930,000	103,525.56
Other securities		611,292	3.34

		1,424,733	7.79

Consumer staples — 7.16%

PepsiCo, Inc.	4,968,419	272,120	1.49
Molson Coors Brewing Co., Class B	4,781,900	233,931	1.28
Philip Morris International Inc.	5,375,000	233,866	1.28
Avon Products, Inc.	5,207,674	125,140.68
Other securities		444,435	2.43

		1,309,492	7.16

Financials — 6.07%

JPMorgan Chase & Co.	5,957,900	187,853	1.03
Citigroup Inc.	20,000,000	134,200.73
Bank of New York Mellon Corp.	4,328,405	122,624.67
Capital One Financial Corp.	3,350,000	106,832.59
HSBC Holdings PLC (Hong Kong)[2]	5,600,000	53,760.58
HSBC Holdings PLC (ADR)	1,086,050	52,858
Freddie Mac	9,940,000	7,256.04
Fannie Mae	2,275,000	1,729.01
Other securities		441,888	2.42

		1,109,000	6.07

Telecommunication services — 4.16%

AT&T Inc.	8,327,100	237,322	1.30
Verizon Communications Inc.	6,014,831	203,903	1.12
Other securities		318,864	1.74

		760,089	4.16

Utilities — 2.37%

Exelon Corp.	2,735,000	152,093.83
Other securities		281,460	1.54

		433,553	2.37

Materials — 2.18%

Other securities		398,908	2.18

Miscellaneous — 1.24%

Other common stocks in initial period of acquisition		226,148	1.24

Total common stocks (cost: $20,867,667,000)		15,669,533	85.70

American Funds Insurance Series

Growth-Income Fund

		Value (000)	Percent of net assets
Rights & warrants — 0.00%

Financials — 0.00%

Other securities		$—	.00%

Total rights & warrants (cost: $6,131,000)		—	.00

	Shares
Convertible securities — 0.29%

Financials — 0.28%

Citigroup Inc., Series D, 7.00% noncumulative convertible preferred[2,3]	1,777,000	52,225.28

Miscellaneous — 0.01%

Other convertible securities in initial period of acquisition		1,300.01

Total convertible securities (cost: $100,321,000)		53,525.29

Bonds, notes & other debt instruments — 0.06%

Other — 0.06%

Other securities		11,785.06

Total bonds, notes & other debt instruments (cost: $11,517,000)		11,785.06

American Funds Insurance Series

Growth-Income Fund

	Principal amount (000)	Value (000)	Percent of net assets
Short-term securities — 13.34%

Freddie Mac 0.18%–2.70% due 1/23–7/7/2009	$485,830	$485,389	2.65%
U.S. Treasury Bills 1.40%–1.95% due 1/8–8/27/2009	339,200	339,149	1.86
Fannie Mae 0.20%–2.30% due 2/26–7/14/2009	273,330	272,895	1.49
Federal Home Loan Bank 0.44%–2.80% due 1/7/2009–6/16/2009	239,420	239,189	1.31
Procter & Gamble International Funding S.C.A. 0.15%–1.80% due 1/28–3/9/2009[4]	96,700	96,636.77
Procter & Gamble Co. 1.55% due 1/9/2009[4]	45,000	44,984
AT&T Inc. 0.95%–1.25% due 1/29–2/25/2009[4]	62,200	62,149.34
United Parcel Service Inc. 0.30%–0.41% due 4/6–4/8/2009[4]	62,000	61,958.34
Jupiter Securitization Co., LLC 0.25% due 1/28/2009[4]	30,300	30,294.24
Park Avenue Receivables Co., LLC 0.60% due 1/14/2009[4]	14,000	13,997
General Electric Capital Corp., FDIC insured, 0.70% due 2/20/2009	42,200	42,188.23
Chevron Corp. 1.00%–1.15% due 1/21–3/2/2009	40,000	39,977.22
Hewlett-Packard Co. 1.30% due 1/6/2009[4]	38,111	38,103.21
Citigroup Funding Inc., FDIC insured, 0.50% due 2/18/2009	23,600	23,594.13
HSBC Finance Corp. 0.05% due 1/2/2009	8,000	8,000.04
Other securities		640,777	3.51

Total short-term securities (cost: $2,436,803,000)		2,439,279	13.34

Total investment securities (cost: $23,422,439,000)		18,174,122	99.39
Other assets less liabilities		110,816.61

Net assets		$18,284,938	100.00%

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed. “Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

1Security did not produce income during the last 12 months.

2Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $1,419,023,000, which represented 7.76% of the net assets of the fund.

3Purchased in a transaction exempt from registration under the Securities Act of 1933. This security (acquired 1/15/2008 at a cost of $88,850,000) may be subject to legal or contractual restrictions on resale. The total value of all such securities, including those in “Other securities,” was $52,225,000, which represented .29% of the net assets of the fund.

4Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $710,983,000, which represented 3.89% of the net assets of the fund.

Key to abbreviation

ADR = American Depositary Receipts

See Notes to Financial Statements

American Funds Insurance Series

International Growth and Income Fund
Summary investment portfolio December 31, 2008

Largest individual equity securities	Percent of net assets

América Móvil	3.31%
France Télécom	3.28
China National Offshore Oil	2.76
Bayer	2.57
Akzo Nobel	2.51
GDF Suez	2.17%
Telenor	2.16
Schneider Electric	2.13
Taiwan Semiconductor Manufacturing	2.02
Woodside Petroleum	1.87

	Shares	Value (000)	Percent of net assets
Common stocks — 64.30%

Health care — 10.59%

Bayer AG, non-registered shares[1]	6,900	$406	2.57%
Roche Holding AG1	1,920	294	1.85
Orion Oyj, Class B1	16,230	275	1.74
Novartis AG1	5,021	250	1.58
Sonic Healthcare Ltd.[1]	23,075	240	1.52
Cochlear Ltd.[1]	5,250	211	1.33

		1,676	10.59

Telecommunication services — 9.98%

América Móvil, SAB de CV, Series L (ADR)	16,900	524	3.31
France Télécom SA1	18,500	519	3.28
Telenor ASA[1]	50,700	341	2.16
Advanced Info Service PCL[1]	84,000	195	1.23

		1,579	9.98

Consumer discretionary — 8.06%

Vivendi SA1	6,600	215	1.36
Esprit Holdings Ltd.[1]	35,700	204	1.29
Fiat SpA[1]	28,800	188	1.19
Industria de Diseño Textil, SA1	3,150	140.88
Marks and Spencer Group PLC[1]	41,200	130.82
H & M Hennes & Mauritz AB, Class B1	3,000	118.75
Other securities		281	1.77

		1,276	8.06

Energy — 7.50%

China National Offshore Oil Corp.[1]	460,000	437	2.76
Woodside Petroleum Ltd.[1]	11,255	296	1.87
Eni SpA[1]	11,600	276	1.74
OAO Gazprom (ADR)[1]	12,400	178	1.13

		1,187	7.50

Industrials — 6.88%

Schneider Electric SA1	4,510	338	2.13
Sandvik AB1	28,000	179	1.13
MAN AG1	2,920	162	1.02
Legrand SA1	6,860	132.83
Geberit AG1	1,000	107.68
Other securities		172	1.09

		1,090	6.88

American Funds Insurance Series

International Growth and Income Fund

	Shares	Value (000)	Percent of net assets
Common stocks

Financials — 4.72%

AXA SA1	10,175	$227	1.44%
Banco Santander, SA1	19,200	186	1.17
Japan Real Estate Investment Corp.[1]	16	143.91
Other securities		192	1.20

		748	4.72

Information technology — 3.55%

Taiwan Semiconductor Manufacturing Co. Ltd.[1]	233,000	319	2.02
Other securities		243	1.53

		562	3.55

Materials — 3.21%

Akzo Nobel NV1	9,600	397	2.51
Syngenta AG1	580	111.70

		508	3.21

Utilities — 3.02%

GDF Suez[1]	6,900	343	2.17
RWE AG1	1,500	135.85

		478	3.02

Consumer staples — 2.21%

Philip Morris International Inc.	4,700	205	1.29
Groupe Danone SA1	2,400	145.92

		350	2.21

Miscellaneous — 4.58%

Other common stocks in initial period of acquisition		725	4.58

Total common stocks (cost: $9,112,000)		10,179	64.30

Rights & warrants — 0.08%

Miscellaneous — 0.08%

Other rights & warrants in initial period of acquisition		13.08

Total rights & warrants (cost: $11,000)		13.08

American Funds Insurance Series

International Growth and Income Fund

	Principal amount (000)	Value (000)	Percent of net assets
Bonds, notes & other debt instruments — 1.49%

Consumer discretionary — 0.96%

DaimlerChrysler North America Holding Corp. 7.20% 2009	$156	$151.96%

Information technology — 0.53%

Other securities		85.53

Total bonds, notes & other debt instruments (cost: $224,000)		236	1.49

Short-term securities — 25.73%

Fannie Mae 0.30% due 3/16/2009	394	393	2.48
Genentech, Inc. 0.25% due 1/16/2009[2]	380	380	2.40
UBS Finance (Delaware) LLC 0.30% due 1/7/2009	300	300	1.90
Hewlett-Packard Co. 0.80% due 1/5/2009[2]	300	300	1.90
Jupiter Securitization Co., LLC 0.30% due 2/3/2009[2]	300	300	1.90
Procter & Gamble Co. 0.90% due 2/20/2009[2]	300	300	1.90
KfW 0.70% due 1/15/2009[2]	300	300	1.90
AT&T Inc. 0.70% due 2/25/2009[2]	300	300	1.90
Unilever Capital Corp. 0.65% due 2/23/2009[2]	300	300	1.89
Enterprise Funding Co. LLC 1.40% due 1/12/2009[2]	300	300	1.89
Microsoft Corp. 0.30% due 3/13/2009[2]	300	300	1.89
Electricité de France 0.85% due 2/2/2009[2]	300	300	1.89
BASF AG 0.55% due 2/17/2009[2]	300	299	1.89

Total short-term securities (cost: $4,072,000)		4,072	25.73

Total investment securities (cost: $13,419,000)		14,500	91.60

Other assets less liabilities		1,329	8.40

Net assets		$15,829	100.00%

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

1Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $9,415,000, which represented 59.48% of the net assets of the fund.

2Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $3,379,000, which represented 21.35% of the net assets of the fund.

Key to abbreviation

ADR = American Depositary Receipts

See Notes to Financial Statements

American Funds Insurance Series

Asset Allocation Fund
Summary investment portfolio December 31, 2008

Largest individual equity securities	Percent of net assets

Johnson & Johnson	1.97%
AT&T	1.83
Chevron	1.67
Cisco Systems	1.56
General Electric	1.54
Abbott Laboratories	1.49%
IBM	1.40
Hewlett-Packard	1.35
BHP Billiton	1.31
Amgen	1.30

	Shares	Value (000)	Percent of net assets
Common stocks — 63.33%

Information technology — 13.67%

Cisco Systems, Inc.[1]	6,810,000	$111,003	1.56%
International Business Machines Corp.	1,180,000	99,309	1.40
Hewlett-Packard Co.	2,650,000	96,168	1.35
Oracle Corp.[1]	4,522,500	80,184	1.13
Nokia Corp. (ADR)	4,500,000	70,200.99
Microsoft Corp.	3,600,000	69,984.98
SAP AG (ADR)	1,900,000	68,818.97
Applied Materials, Inc.	6,600,000	66,858.94
Paychex, Inc.	2,420,000	63,598.89
Yahoo! Inc.[1]	4,000,000	48,800.69
Google Inc., Class A1	145,000	44,609.63
Other securities		151,665	2.14

		971,196	13.67

Health care — 9.23%

Johnson & Johnson	2,340,000	140,002	1.97
Abbott Laboratories	1,990,000	106,206	1.49
Amgen Inc.[1]	1,600,000	92,400	1.30
Wyeth	1,600,000	60,016.85
Eli Lilly and Co.	1,200,000	48,324.68
Bristol-Myers Squibb Co.	2,000,000	46,500.65
Boston Scientific Corp.[1]	6,000,000	46,440.65
Medtronic, Inc.	1,250,000	39,275.55
Other securities		77,097	1.09

		656,260	9.23

Financials — 6.92%

Wells Fargo & Co.	2,800,000	82,544	1.16
JPMorgan Chase & Co.	2,559,800	80,710	1.14
Marsh & McLennan Companies, Inc.	2,440,000	59,219.83
ACE Ltd.	1,020,000	53,978.76
Progressive Corp.	2,950,000	43,690.62
Other securities		171,298	2.41

		491,439	6.92

Industrials — 6.32%

General Electric Co.	6,790,000	109,998	1.54
Boeing Co.	1,750,000	74,673	1.05
United Parcel Service, Inc., Class B	820,000	45,231.64
Other securities		219,506	3.09

		449,408	6.32

Energy — 5.37%

Chevron Corp.	1,600,000	118,352	1.67
Schlumberger Ltd.	1,350,000	57,145.80
Apache Corp.	640,000	47,699.67
Other securities		158,498	2.23

		381,694	5.37

American Funds Insurance Series

Asset Allocation Fund

	Shares	Value (000)	Percent of net assets
Common stocks

Consumer discretionary — 4.77%

Lowe’s Companies, Inc.	3,810,000	$81,991	1.15%
McDonald’s Corp.	830,000	51,618.73
Best Buy Co., Inc.	1,705,350	47,937.68
Other securities		157,413	2.21

		338,959	4.77

Materials — 3.82%

BHP Billiton Ltd.[2]	4,340,000	93,242	1.31
Newmont Mining Corp.	2,165,000	88,115	1.24
Other securities		89,832	1.27

		271,189	3.82

Consumer staples — 3.59%

Coca-Cola Co.	1,400,000	63,378.89
PepsiCo, Inc.	1,000,000	54,770.77
Archer Daniels Midland Co.	1,670,000	48,146.68
Other securities		89,020	1.25

		255,314	3.59

Telecommunication services — 3.16%

AT&T Inc.	4,570,000	130,245	1.83
Other securities		94,469	1.33

		224,714	3.16

Utilities — 1.48%

Other securities		105,237	1.48

Miscellaneous — 5.00%

Other common stocks in initial period of acquisition		355,147	5.00

Total common stocks (cost: $5,662,449,000)		4,500,557	63.33

Preferred stocks — 0.18%

Financials — 0.18%

Other securities		12,688.18

Total preferred stocks (cost: $24,149,000)		12,688.18

Rights & warrants — 0.00%

Other — 0.00%

Other securities		—	.00

Total rights & warrants (cost: $117,000)		—	.00

American Funds Insurance Series

Asset Allocation Fund

	Principal amount (000)	Value (000)	Percent of net assets
Bonds, notes & other debt instruments — 26.08%

Bonds & notes of U.S. government & government agencies — 9.13%

U.S. Treasury:
3.875% 2010	$164,000	$173,728
4.875% 2012	40,000	44,780
6.625% 2027	35,000	52,374	6.87%
4.50% 2036	35,000	46,534
1.625%–9.25% 2009–2038[2,3]	152,811	170,930
Fannie Mae 5.25%–7.25% 2011–2030	68,000	81,261	1.14
Freddie Mac 5.25% 2011	30,000	32,678.46
Federal Home Loan Bank 5.625% 2016	17,375	18,354.26
Other securities		28,406.40

		649,045	9.13

Mortgage-backed obligations[4] — 7.85%

Freddie Mac:
5.00% 2038	49,563	50,589
6.00% 2038	45,101	46,520	2.36
5.00%–7.50% 2016–2038[5]	68,890	70,825
Fannie Mae 0%–7.00% 2009–2047[2]	162,774	167,197	2.35
Other securities		222,593	3.14

		557,724	7.85

Consumer discretionary — 1.45%

Other securities		103,337	1.45

Financials — 1.34%

JPMorgan Chase Bank NA 6.00% 2017	3,500	3,536
	.08
JPMorgan Chase Capital XXII, Series V, 6.45% 2087[5]	2,560	2,104
Wells Fargo & Co. 4.375% 2013	1,235	1,210.02
Other securities	88,149	1.24

	94,999	1.34

Telecommunication services — 0.93%

AT&T Inc. 6.40%–6.70% 2013–2038	9,750	10,422
SBC Communications Inc. 4.125%–5.10% 2009–2014	3,375	3,367.23
AT&T Corp. 8.00% 2031[5]	2,000	2,520
Other securities		49,438.70

		65,747.93

Utilities — 0.92%

Other securities		65,721.92

Industrials — 0.88%

General Electric Co. 5.25% 2017	4,500	4,494.06
Other securities		57,937.82

		62,431.88

Health care — 0.79%

Other securities		55,949.79

American Funds Insurance Series

Asset Allocation Fund

	Principal amount (000)	Value (000)	Percent of net assets
Bonds, notes & other debt instruments

Other — 2.79%

Electronic Data Systems Corp. 6.00%–7.45% 2013–2029[5]	$4,635	$4,863.11%
Hewlett-Packard Co. 5.50% 2018	3,000	3,033
Cisco Systems, Inc. 5.25% 2011	2,375	2,467.04
Other securities		187,613	2.64

		197,976	2.79

Total bonds, notes & other debt instruments (cost: $2,118,987,000)		1,852,929	26.08

Short-term securities — 9.92%

Federal Home Loan Bank 0.20%–2.10% due 1/16–3/13/2009	94,500	94,460	1.33
Freddie Mac 0.25%–0.45% due 5/28–6/24/2009	65,500	65,371.92
Pfizer Inc 0.80%–1.40% due 1/30–2/2/2009[6]	59,200	59,140.83
U.S. Treasury Bills 1.94%–1.945% due 1/15–2/12/2009	49,200	49,198.69
Medtronic Inc. 1.15% due 1/14/2009[6]	44,300	44,264.62
Coca-Cola Co. 1.15% due 1/22/2009[6]	30,150	30,129.42
Hewlett-Packard Co. 0.36% due 2/13/2009[6]	25,000	24,989.35
Park Avenue Receivables Co., LLC 1.40% due 1/7/2009[6]	22,700	22,694.32
Microsoft Corp. 0.30%–0.50% due 2/6–3/13/2009[6]	20,500	20,489.29
Lowe’s Cos. Inc. 0.35% due 3/16/2009	14,300	14,265.20
Other securities		280,264	3.95

Total short-term securities (cost: $705,200,000)		705,263	9.92

Total investment securities (cost: $8,510,902,000)		7,071,437	99.51

Other assets less liabilities		34,827.49

Net assets		$7,106,264	100.00%

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. One of these securities (with a value of $3,065,000, which represented .04% of the net assets of the fund) may be subject to legal or contractual restrictions on resale.

American Funds Insurance Series

Asset Allocation Fund

Investments in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares of that company. Further details on such holdings and related transactions during the year ended December 31, 2008, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliate at 12/31/08 (000)

Rosetta Resources Inc.[1,6,7]	2,970,000	—	2,970,000	—	—	—

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

1Security did not produce income during the last 12 months.

2Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $323,009,000, which represented 4.55% of the net assets of the fund.

3Index-linked bond whose principal amount moves with a government retail price index.

4Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.

5Coupon rate may change periodically.

6Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $571,088,000, which represented 8.04% of the net assets of the fund.

7Unaffiliated issuer at 12/31/2008.

Key to abbreviation

ADR = American Depositary Receipts

See Notes to Financial Statements

American Funds Insurance Series

Bond Fund

Summary investment portfolio December 31, 2008

Largest holdings (by issuer)	Percent of net assets

Fannie Mae	13.63%
Freddie Mac	12.56
U.S. Treasury	9.11
Germany Federal Republic	3.02
Government National Mortgage Association	2.87
Japan Government	2.00%
Bank of America	1.50
Federal Home Loan Bank	.84
Israeli Government	.70
AT&T	.65

	Principal amount (000)	Value (000)	Percent of net assets
Bonds, notes & other debt instruments — 89.39%

Mortgage-backed obligations[1] — 29.67%

Fannie Mae:
5.50% 2023	$28,796	$29,724
5.00% 2035	25,175	25,726
6.50% 2037	26,255	27,321
5.00% 2038	57,871	59,188
5.50% 2038	22,243	22,854	11.63%
6.00% 2038	44,174	45,563
6.00% 2039	52,100	53,675
6.50% 2039	39,875	41,439
4.442%–12.05% 2010–2042[2]	326,308	337,004
Freddie Mac:
6.00% 2036	45,441	46,871
6.00% 2037	49,372	50,922
6.00% 2037	30,980	31,955
5.50% 2038	37,978	38,917	10.23
6.00% 2038	93,303	96,237
6.50% 2038	20,362	21,189
0%–7.00% 2015–2039[2]	272,676	278,838
Government National Mortgage Assn.:
6.00% 2038	41,209	42,603
6.00% 2038	35,947	37,163
6.50% 2038	24,750	25,824	2.87
6.50% 2038	13,971	14,573
6.50% 2039	37,000	38,497
Bank of America 5.50% 2012[3]	7,000	7,215.13
Other securities		265,268	4.81

		1,638,566	29.67

Bonds & notes of U.S. government & government agencies — 14.81%

U.S. Treasury:
4.50% 2012	30,000	33,168
3.375% 2013	30,000	32,775
2.00% 2014[4,5]	29,312	27,705
7.25% 2016	26,000	34,824
7.50% 2016	46,000	62,812	9.11
3.75% 2018	78,515	88,888
8.50% 2020	25,500	38,864
7.875% 2021	16,250	24,160
8.125% 2021	15,750	23,908
0.65%–9.25% 2011–2026[4,5]	119,410	135,820
Freddie Mac:
5.75% 2012	40,000	44,666
5.75% 2016	23,915	24,776	2.33
3.125%–5.875% 2010–2018	57,394	59,085
Fannie Mae:
5.25% 2012	33,350	34,279
3.25% 2013	30,000	31,215	1.98
4.625%–5.50% 2011–2017	40,420	43,788

American Funds Insurance Series

Bond Fund

	Principal amount (000)	Value (000)	Percent of net assets
Bonds, notes & other debt instruments

Bonds & notes of U.S. government & government agencies (continued)

Federal Home Loan Bank:
4.00% 2013	$30,000	$32,004.84%
5.125%–5.625% 2016	13,250	14,233
Other securities		30,720.55
		817,690	14.81

Bonds & notes of governments & government agencies outside the U.S. — 10.42%

German Government:
4.25% 2014	€32,260	49,062
3.75% 2017	36,910	54,537	3.02
Series 8, 4.25% 2018	25,360	39,077
3.50%–4.75% 2013–2034	15,860	24,140
Japanese Government:
1.70% 2016	¥4,070,450	47,752	2.00
1.30%–2.40% 2011–2038	5,380,600	62,929
Other securities		298,121	5.40
		575,618	10.42

Financials — 9.10%

Bank of America Corp. 5.30% 2017	$9,245	8,793
Countrywide Home Loans, Inc.:
Series M, 4.125% 2009	2,915	2,881
Series K, 5.625% 2009	4,399	4,380
Series H, 6.25% 2009	826	826.83
Countrywide Financial Corp.:
Series A, 4.50% 2010	990	973
6.25% 2010	1,200	849
Series B, 2.946%–5.80% 2012[2]	29,193	27,260
JPMorgan Chase Bank NA 4.891%–6.00% 2015–2017[2]	23,650	23,867.43
Other securities		432,820	7.84
		502,649	9.10

Consumer discretionary — 5.40%

Other securities		298,250	5.40

Telecommunication services — 4.09%

AT&T Inc. 5.10%–7.875% 2011–2038[2]	35,225	36,069.65
Other securities		189,824	3.44
		225,893	4.09

Industrials — 3.55%

Other securities		195,867	3.55

Utilities — 2.76%

Other securities		152,227	2.76

Asset-backed obligations — 2.53%

Other securities		139,907	2.53

Energy — 2.15%

Other securities		118,794	2.15

American Funds Insurance Series

Bond Fund

		Value (000)	Percent of net assets
Bonds, notes & other debt instruments

Health care — 1.79%

Other securities		$98,696	1.79%

Information technology — 1.34%

Other securities		73,791	1.34

Other — 1.78%

Other securities		98,365	1.78

Total bonds, notes & other debt instruments (cost: $5,606,588,000)		4,936,313	89.39

	Shares
Convertible securities — 0.37%

Other — 0.37%

Bank of America Corp., Series L, 7.25% convertible preferred	20,000	13,000.24
Other securities		7,620.13

		20,620.37

Miscellaneous — 0.00%

Other convertible securities in initial period of acquisition		33.00

Total convertible securities (cost: $36,787,000)		20,653.37

Preferred stocks — 2.39%

Financials — 2.21%

Bank of America Corp.:
Series K, 8.00% noncumulative[2]	12,600,000	9,076.30
Series M, 8.125% noncumulative[2]	9,970,000	7,470
JPMorgan Chase & Co., Series I, 7.90%[2]	12,690,000	10,584.19
Fannie Mae:
Series O, 7.00%[2,3]	691,553	713.02
Series S, 8.25% noncumulative	104,039	90
Freddie Mac:
Series Y, 6.55%	437,381	127.00
Series Z, 8.375%	284,300	126
Other securities		93,718	1.70

		121,904	2.21

U.S. government agency securities — 0.07%

Other securities		4,229.07

Miscellaneous — 0.11%

Other preferred stocks in initial period of acquisition		5,945.11

Total preferred stocks (cost: $237,777,000)		132,078	2.39

American Funds Insurance Series

Bond Fund

		Value (000)	Percent of net assets
Common stocks — 0.14%

Other — 0.14%

Other securities		$7,520.14%

Total common stocks (cost: $15,483,000)		7,520.14

Rights & warrants — 0.00%

Telecommunication services — 0.00%

Other securities		—	.00

Total rights & warrants (cost: $52,000)		—	.00

	Principal amount (000)
Short-term securities — 11.79%

Federal Home Loan Bank 0.10%–2.50% due 1/28–6/16/2009	$90,900	90,798	1.64
AT&T Inc. 0.10%–1.95% due 1/22–1/30/2009[3]	64,200	64,162	1.16
Fannie Mae 0.12%–0.84% due 2/4–2/23/2009	55,300	55,281	1.00
Jupiter Securitization Co., LLC 0.25%–0.45% due 1/21–2/3/2009[3]	44,200	44,183.80
Hewlett-Packard Co. 0.29%–1.10% due 1/5–1/30/2009[3]	42,400	42,393.77
Illinois Tool Works Inc. 2.12% due 3/3/2009[3]	38,750	38,733.70
Private Export Funding Corp. 0.90%–1.25% due 1/20–4/30/2009[3]	36,600	36,501.66
Medtronic Inc. 1.15% due 1/9/2009[3]	36,200	36,179.66
Caterpillar Financial Services Corp. 0.15% due 2/26/2009	33,700	33,685.61
Pfizer Inc 1.40% due 1/30/2009[3]	32,800	32,767.59
International Bank for Reconstruction and Development 1.65%–2.15% due 1/6–1/21/2009[3]	28,400	28,388.51
Honeywell International Inc. 0.70% due 1/15/2009[3]	27,700	27,683.50
Harvard University 0.90% due 2/11/2009	25,000	24,977.45
U.S. Treasury Bills 1.935% due 1/15/2009	24,800	24,799.45
Enterprise Funding Co. LLC 1.45% due 1/7/2009[3]	8,600	8,598.16
Other securities		61,768	1.13

Total short-term securities (cost: $650,777,000)		650,895	11.79

Total investment securities (cost: $6,547,464,000)		5,747,459	104.08

Other assets less liabilities		(225,178)	(4.08)

Net assets		$5,522,281	100.00%

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. Some of these securities (with aggregate value of $2,529,000, which represented .05% of the net assets of the fund) may be subject to legal or contractual restrictions on resale.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

1Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.

2 Coupon rate may change periodically.

3 Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $940,722,000, which represented 17.04% of the net assets of the fund.

4 Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $170,518,000, which represented 3.09% of the net assets of the fund.

5 Index-linked bond whose principal amount moves with a government retail price index.

Key to symbols

€ = Euros

¥ = Japanese yen

See Notes to Financial Statements

American Funds Insurance Series

Global Bond Fund
Summary investment portfolio December 31, 2008

	Principal amount (000)		Value (000)		Percent of net assets
Bonds, notes & other debt instruments — 91.27%

Euros — 29.59%

German Government:
5.25% 2011		€3,125	US$	4,645
5.00% 2012		4,225		6,408
3.75% 2013		16,964		25,055
4.50% 2013		6,000		9,037
Series 6, 4.00% 2016		9,185		13,797	18.29%
3.75% 2017		27,615		40,803
Series 8, 4.25% 2018		29,280		45,117
6.25% 2030		5,200		9,703
4.75% 2034		3,080		4,959
4.25%–6.25% 2009–2024		4,615		7,519
Netherlands Government Eurobond:
4.00% 2011		3,200		4,610
4.25% 2013		7,110		10,464	2.80
4.50% 2017		5,230		7,819
4.00%–7.50% 2023–2037		1,450		2,692
Belgium (Kingdom of), Series 49, 4.00% 2017		10,640		15,125	1.66
Irish Government:
4.50% 2018		3,755		5,295	1.15
4.40% 2019		3,780		5,199
KfW 4.375% 2013		7,125		10,413	1.14
Other securities				41,606	4.55

				270,266	29.59

Japanese yen — 7.20%

Japanese Government:
1.30% 2011		¥783,950		8,816
0.50% 2015[1,2]		624,536		5,879
1.70% 2016		1,562,650		18,332	7.20
1.20% 2017[1,2]		1,887,435		17,987
1.20%–2.40% 2012–2038[1,2]		1,269,200		14,727

				65,741	7.20

British pounds — 2.87%

United Kingdom:
4.00% 2016		£6,535		10,200
4.75% 2038		2,675		4,623	2.84
4.75%–8.75% 2010–2028		6,545		11,144
Other securities				249.03

				26,216	2.87

Danish kroner — 2.45%

Nykredit:
5.00% 2038[3]	DKr	46,252		8,378	1.60
6.00% 2038–2041[3]		33,639		6,274
Other securities				7,776.85

				22,428	2.45

American Funds Insurance Series

Global Bond Fund

	Principal amount (000)		Value (000)		Percent of net assets
Bonds, notes & other debt instruments

Mexican pesos — 1.45%

United Mexican States Government:
Series M10, 7.25% 2016	MXN	130,000	US$	9,043	1.45%
7.75%–10.00% 2014–2036		55,300		4,209

				13,252	1.45

Australian dollars — 1.42%

Queensland Treasury Corp., Series 15, 6.00% 2015	A$	6,535		4,953	.54
KfW 6.25% 2012		1,100		816	.09
Other securities				7,217	.79

				12,986	1.42

Israeli shekels — 1.22%

Israeli Government:
5.50% 2017[2]	ILS	16,899		4,717	1.22
6.00%–7.50% 2010–2019[2]		22,660		6,430

				11,147	1.22

Swedish kronor — 1.10%

Swedish Government 4.00% 2012[3]	SKr	35,250		4,599	.51
Other securities				5,418	.59

				10,017	1.10

Egyptian pounds — 0.88%

Egypt (Arab Republic of) Treasury Bill, Series 182, 0% 2009	EGP	35,300		6,324	.69
Other securities				1,682	.19

				8,006	.88

U.S. dollars — 40.55%

U.S. Treasury:
5.75% 2010	US$	7,750		8,418
4.50% 2011		5,000		5,408
4.875% 2012		9,067		10,150
2.00% 2013		4,575		4,694
5.125% 2016		22,750		27,554	11.79
7.50% 2016		14,900		20,345
7.875% 2021		5,000		7,434
8.125% 2021		3,500		5,313
0.625%–7.25% 2012–2037[1,2]		16,640		18,380
Freddie Mac:
5.75% 2016		8,370		8,671
5.50% 2037[3]		4,048		4,148
5.50% 2038[3]		8,209		8,412
5.50% 2038[3]		6,510		6,671	8.76
5.50% 2038[3]		4,641		4,756
6.50% 2038[3]		6,165		6,415
0%–6.50% 2010–2039[3,4]		39,929		40,928
Fannie Mae 0%–7.00% 2011–2039[3,4]		35,535		37,322	4.08
GlaxoSmithKline Capital Inc. 5.65% 2018		4,220		4,440	.48
Société Générale 5.75% 2016[5]		3,060		2,807	.31
United Mexican States Government Global 6.05% 2040		1,000		975	.11
Other securities				137,154	15.02

				370,395	40.55

American Funds Insurance Series

Global Bond Fund

	Value (000)		Percent of net assets
Bonds, notes & other debt instruments

Other currencies — 2.54%

Other securities	US$	23,170	2.54%

Total bonds, notes & other debt instruments (cost: $857,591,000)		833,624	91.27

Preferred stocks — 0.84%

	Shares
U.S. dollars — 0.64%

Fannie Mae:
Series S, 8.25% noncumulative	7,550	6.00
Series O, 7.00%[4,5]	1,750	2
Freddie Mac, Series Z, 8.375%	8,200	4.00

Other securities		5,842.64

		5,854.64

Other currencies — 0.20%

Other securities		1,806.20

Total preferred stocks (cost: $12,171,000)		7,660.84

Rights & warrants — 0.00%

U.S. dollars — 0.00%

Other securities	—	.00

Total rights & warrants (cost: $0)	—	.00

American Funds Insurance Series

Global Bond Fund

Short-term securities — 6.33%

	Principal amount (000)		Value (000)		Percent of net assets

Calyon North America Inc. 0.93% due 2/27/2009	US	$11,700	US	$11,683	1.28%
United Parcel Service Inc. 0.50% due 2/20/2009[5]		9,500		9,497	1.04
Danske Corp. 0.55% due 1/6/2009[5]		8,300		8,299.91
Société Générale North America, Inc. 0.11% due 1/2/2009		8,000		8,000.88
Hewlett-Packard Co. 0.40% due 3/4/2009[5]		7,600		7,595.83
Enterprise Funding Co. LLC 0.30% due 1/13/2009[5]		5,000		5,000.55
Siemens Capital Co. LLC 0.65% due 1/7/2009[5]		4,400		4,399.48
Other securities				3,300.36

Total short-term securities (cost: $57,768,000)				57,773	6.33

Total investment securities (cost: $927,530,000)				899,057	98.44
Other assets less liabilities				14,261	1.56

Net assets			US	$913,318	100.00%

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Index-linked bond whose principal amount moves with a government retail price index.

[2]

Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $58,025,000, which represented 6.35% of the net assets of the fund.

[3]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.

[4]	Coupon rate may change periodically.

[5]

Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $75,638,000, which represented 8.28% of the net assets of the fund.

See Notes to Financial Statements

American Funds Insurance Series

High-Income Bond Fund

Summary investment portfolio December 31, 2008

Largest holdings (by issuer)	Percent of net assets		Percent of net assets

Edison International	2.13%	Texas Competitive Electric	1.26%

Charter Communications	1.64	Ford Motor	1.09

Nielsen Co.	1.39	Sprint Nextel	1.09

American Tower	1.34	Centennial Cellular	1.06

Bank of America	1.29	Delta Air Lines	.94

Bonds, notes & other debt instruments — 64.16%

	Principal amount (000)	Value (000)	Percent of net assets
Consumer discretionary — 14.46%

Charter Communications Operating, LLC, Term Loan B:
5.47% 2014[1,2,3]	$5,643	$4,178	1.64%
8.50% 2014[1,2,3]	2,729	2,166
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp.
8.00%–10.875% 2012–2014[4]	8,725	6,983
CCO Holdings, LLC and CCO Holdings Capital Corp. 8.75% 2013	5,908	3,752
CCH I, LLC and CCH I Capital Corp. 11.00% 2015	5,515	993
CCH II, LLC and CCH II Capital Corp. 10.25% 2010	1,167	543
CSC Holdings, Inc., Series B, 8.125% 2009	5,650	5,636.49
CanWest Media Inc., Series B, 8.00% 2012	9,376	4,172.37
Ford Motor Co.:
6.50%–8.875% 2018–2022	3,520	796.20
Term Loan B, 5.00% 2013[1,2,3]	1,729	709
FCE Bank PLC 7.125% 2013	€1,000	718
Ford Capital BV 9.50% 2010	$200	88
Other securities		133,750	11.76
		164,484	14.46

Telecommunication services — 8.63%

American Tower Corp.:
7.125% 2012	6,740	6,673	1.33
7.50% 2012	1,925	1,906
7.00% 2017[4,5]	6,850	6,576
Sprint Nextel Corp. 6.00% 2016	7,000	4,942	1.07
Nextel Communications, Inc. 5.95%–7.375% 2013–2015	9,255	3,895
Sprint Capital Corp. 6.90%–8.75% 2019–2032	4,795	3,352
Centennial Communications Corp.:
10.00% 2013	3,750	3,900	1.06
9.633% 2013[1]	2,950	2,876
Centennial Communications Corp., Centennial Cellular Operating Co. LLC and Centennial Puerto Rico Operations Corp.
8.125% 2014[1]	3,450	3,519
Centennial Communications Corp. and Centennial Cellular Operating Co. LLC 10.125% 2013	1,695	1,720
MetroPCS Wireless, Inc. 9.25% 2014	9,175	8,258.73
Cricket Communications, Inc. 9.375% 2014	8,105	7,335.64
Qwest Capital Funding, Inc. 7.25% 2011	6,275	5,302.47
AT&T Inc. 6.40%–6.70% 2013–2038	4,750	5,084.45
Other securities		32,782	2.88
		98,120	8.63

Industrials — 8.43%

Nielsen Finance LLC and Nielsen Finance Co.:
10.00% 2014	10,375	8,352	1.39
0%/12.50% 2016[6]	15,715	5,775
Nielsen Finance LLC, Term Loan B, 4.388% 2013[1,2,3]	2,483	1,688
Other securities		80,025	7.04
		95,840	8.43

American Funds Insurance Series

High-Income Bond Fund

Bonds, notes & other debt instruments

	Principal amount (000)	Value (000)	Percent of net assets
Utilities — 6.31%
Edison Mission Energy:
7.00% 2017	$7,525	$6,584	2.13%
7.20% 2019	5,725	4,723
7.50% 2013	4,700	4,324
7.625%–7.75% 2016–2027	6,125	5,031
Midwest Generation, LLC, Series B, 8.56% 2016[2]	3,777	3,607
Texas Competitive Electric Holdings Co. LLC:
Series B, 10.50% 2015[4]	8,665	6,195	1.26
Term Loan B2, 5.368% 2014[1,2,3]	2,128	1,481
10.50% 2015[4]	7,665	5,480
11.25% 2016[4,7]	2,250	1,136
Intergen Power 9.00% 2017[4]	9,775	8,064.71
NRG Energy, Inc. 7.375% 2016	4,775	4,453.39
Other securities		20,695	1.82
		71,773	6.31

Financials — 6.04%
Countrywide Financial Corp.:
Series B, 5.80% 2012	7,592	7,405	1.13
2.946%–4.50% 2010–2012[1]	4,255	3,711
Countrywide Home Loans, Inc., Series K, 5.625% 2009	1,775	1,767
Ford Motor Credit Co. 3.225%–9.875% 2009–2012[1,4]	11,770	9,333.82
Citigroup Capital XXI 8.30% 2077[1]	5,625	4,348.38
JPMorgan Chase Bank NA 6.00% 2017	1,500	1,516.13
Other securities		40,676	3.58
		68,756	6.04

Health care — 4.71%
HealthSouth Corp. 10.75% 2016	8,005	7,385.65
Bausch & Lomb Inc. 9.875% 2015[4]	9,780	7,384.65
HCA Inc., Term Loan B, 3.709% 2013[1,2,3]	6,529	5,154.45
Tenet Healthcare Corp. 9.875% 2014	5,100	4,131.36
VWR Funding, Inc. 10.25% 2015[1,7]	6,210	3,943.35
Other securities		25,595	2.25
		53,592	4.71

Information technology — 4.65%
SunGard Data Systems Inc. 9.125% 2013	6,984	6,076.54
First Data Corp., Term Loan B2, 3.211% 2014[1,2,3]	7,900	5,111.45
Hughes Communications, Inc. 9.50% 2014	6,150	5,028.44
Electronic Data Systems Corp., Series B, 6.00% 2013[1]	1,000	1,037.09
Other securities		35,652	3.13
		52,904	4.65

Materials — 3.34%
Nalco Co. 7.75% 2011	4,340	4,188.37
Other securities		33,837	2.97
		38,025	3.34

Energy — 2.95%
Enterprise Products Operating LP 7.034% 2068[1]	8,780	4,132.36
Other securities		29,422	2.59
		33,554	2.95

American Funds Insurance Series

High-Income Bond Fund

Bonds, notes & other debt instruments

	Principal amount (000)	Value (000)	Percent of net assets
Consumer staples — 2.62%
Stater Bros. Holdings Inc. 8.125% 2012	$5,175	$4,709.41%
Constellation Brands, Inc. 7.25% 2017	4,770	4,531.40
Other securities		20,566	1.81
		29,806	2.62

Mortgage-backed obligations[2] — 1.31%
Tower Ventures, LLC, Series 2006-1, Class F, 7.036% 2036[4,5]	5,970	3,940.35
Other securities		10,965.96
		14,905	1.31

Other — 0.71%
Other securities		8,079.71
Total bonds, notes & other debt instruments (cost: $1,133,086,000)		729,838	64.16

Convertible securities — 0.72%

Other — 0.52%
Other securities		5,930.52

Miscellaneous — 0.20%
Other convertible securities in initial period of acquisition		2,259.20
Total convertible securities (cost: $9,861,000)		8,189.72

Preferred stocks — 1.01%

	Shares
Financials — 1.01%
Bank of America Corp.:
Series M, 8.125% noncumulative[1]	1,500,000	1,124.16
Series K, 8.00% noncumulative[1]	1,000,000	720
JPMorgan Chase & Co., Series I, 7.90%[1]	1,000,000	834.07
Fannie Mae, Series O, 7.00%[1,4]	86,522	89.01
Other securities		8,774.77
Total preferred stocks (cost: $26,364,000)		11,541	1.01

American Funds Insurance Series

High-Income Bond Fund

Common stocks — 1.16%

	Shares	Value (000)	Percent of net assets
Industrials — 0.96%
DigitalGlobe Inc.[5,8,9]	3,677,578	$9,194.81%
Other securities		1,728.15
		10,922.96

Other — 0.20%
Ford Motor Co.[8]	342,877	785.07
Sprint Nextel Corp., Series 1[8]	127,382	233.02
American Tower Corp., Class A8	3,522	103.01
Other securities		1,140.10
		2,261.20
Total common stocks (cost: $15,405,000)		13,183	1.16

Rights & warrants — 0.00%

Other — 0.00%
Other securities		—	.00
Total rights & warrants (cost: $208,000)		—	.00

American Funds Insurance Series

High-Income Bond Fund

Short-term securities — 30.41%

	Principal Amount (000)	Value (000)	Percent of net assets

Federal Home Loan Bank 0.10%–2.40% due 1/14–4/24/2009	$62,100	$62,071	5.46%
Fannie Mae 0.12%–0.50% due 2/3–5/20/2009	60,400	60,332	5.30
International Bank for Reconstruction and Development 0.22%–1.65% due 1/6–3/16/2009	45,500	45,480	4.00
Illinois Tool Works Inc. 0.94%–1.85% due 1/7–3/16/2009[4]	28,500	28,489	2.50
Hewlett-Packard Co. 0.29%–1.10% due 1/6–1/30/2009[4]	26,600	26,594	2.34
AT&T Inc. 0.20%–0.85% due 1/30–2/11/2009[4]	25,800	25,790	2.27
Procter & Gamble International Funding S.C.A. 0.45% due 4/2/2009[4]	19,600	19,587	1.72
John Deere Capital Corp. 2.45% due 1/7/2009[4]	17,400	17,395	1.53
Merck & Co. Inc. 0.80% due 1/26/2009	15,600	15,591	1.37
Jupiter Securitization Co., LLC 0.45% due 1/26/2009[4]	12,347	12,343	1.08
Honeywell International Inc. 0.60% due 3/18/2009[4]	9,900	9,892.87
Walgreen & Co. 0.25% due 1/27/2009[4]	6,500	6,499.57
Medtronic Inc. 1.15% due 1/9/2009[4]	6,100	6,097.54
Walt Disney Co. 1.70% due 1/26/2009	4,800	4,795.42
Emerson Electric Co. 0.40% due 3/30/2009[4]	4,300	4,297.38
Other securities		699.06

Total short-term securities (cost: $345,910,000)		345,951	30.41

Total investment securities (cost: $1,530,834,000)		1,108,702	97.46
Other assets less liabilities		28,900	2.54

Net assets		$1,137,602	100.00%

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Coupon rate may change periodically.

[2]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.

[3]

Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans, including those in “Other securities,” was $50,362,000, which represented 4.43% of the net assets of the fund.

[4]

Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $294,316,000, which represented 25.87% of the net assets of the fund.

[5]

Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $46,455,000, which represented 4.08% of the net assets of the fund.

[6]	Step bond; coupon rate will increase at a later date.

[7]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash.

[8]	Security did not produce income during the last 12 months.

[9]

Purchased in a transaction exempt from registration under the Securities Act of 1933. This security (acquired 4/14/1999–7/31/2003 at a cost of $3,000,000) may be subject to legal or contractual restrictions on resale. The total value of all such securities, including those in “Other securities,” was $11,939,000, which represented 1.05% of the net assets of the fund.

Key to symbol

€ = Euros

See Notes to Financial Statements

American Funds Insurance Series

U.S. Government/AAA-Rated Securities Fund

Summary investment portfolio December 31, 2008

Bonds, notes & other debt instruments — 95.42%

	Principal amount (000)	Value (000)	Percent of net assets
Mortgage-backed obligations — 59.68%

Federal agency mortgage-backed obligations[1] — 56.00%

Freddie Mac:
4.50% 2023	$10,125	$10,374	21.53%
5.50% 2023	29,838	30,809
6.00% 2027	11,690	12,086
5.875% 2036[2]	14,341	14,722
5.00% 2038	14,085	14,376
5.50% 2038	22,385	22,938
5.50% 2038	11,857	12,150
6.00% 2038	20,577	21,224
6.00% 2038	12,468	12,874
6.50% 2038	16,664	17,340
0%–11.00% 2015–2039[2]	202,258	207,498
Fannie Mae:
5.50% 2024	10,000	10,302	17.82
5.50% 2033	14,349	14,765
4.50% 2035	10,270	10,428
5.50% 2035	11,060	11,368
6.00% 2038	10,625	10,970
6.50% 2039	31,375	32,606
0%–12.049% 2012–2047[2,3]	214,917	221,093
Government National Mortgage Assn.:
5.00% 2038	33,950	34,787	16.65
5.50% 2038	20,970	21,613
6.00% 2038	39,672	40,905
6.00% 2038	24,454	25,281
6.00% 2038	24,192	25,011
6.50% 2038	21,607	22,538
6.50% 2038	11,000	11,477
6.50% 2038	10,353	10,799
6.50% 2039	16,500	17,168
5.50%–9.50% 2009–2058[3]	78,868	81,484
		978,986	56.00

Commercial mortgage-backed securities[1] — 2.20%

Fannie Mae, Series 2000-T5, Class B, 7.30% 2010	2,000	2,131.12
Other securities		36,416	2.08
		38,547	2.20

Collateralized mortgage-backed obligations (privately originated) — 1.48%
Other securities		25,824	1.48

Total mortgage-backed obligations		1,043,357	59.68

American Funds Insurance Series

U.S. Government/AAA-Rated Securities Fund

Bonds, notes & other debt instruments

	Principal amount (000)	Value (000)	Percent of net assets
U.S. Treasury bonds & notes — 26.59%

U.S. Treasury:
1.125% 2011	$29,250	$29,380	26.59%
0.625% 2013[3,4]	11,018	10,587
3.125% 2013	54,175	58,429
3.375% 2013	12,000	13,110
3.625% 2013	10,000	10,993
4.25% 2015	10,000	11,617
11.25% 2015	13,000	19,751
5.125% 2016	19,975	24,193
7.25% 2016	13,000	17,412
7.50% 2016	12,750	17,410
4.625% 2017	39,250	46,433
8.875% 2017	28,190	41,975
8.125% 2019	12,195	18,030
8.50% 2020	11,350	17,298
7.875% 2021	13,250	19,700
8.125% 2021	12,000	18,216
7.125% 2023	11,500	16,697
4.50% 2036	20,600	27,388
0%–9.875% 2010–2030[3,4]	42,151	46,330
		464,949	26.59

Federal agency bonds & notes — 6.11%

Federal Home Loan Bank:
5.375% 2016	13,250	15,004	1.61
2.50%–5.375% 2009–2018	12,350	13,048
Fannie Mae 3.625%–6.125% 2011–2017	19,580	21,701	1.24
Freddie Mac 2.875%–5.50% 2010–2016	8,000	8,913.51
United States Government Agency-Guaranteed (FDIC insured), Bank of America Corp., Series L, 3.125% 2012	2,750	2,864.16
Other securities		45,282	2.59
		106,812	6.11

Asset-backed obligations — 2.88%

Other securities		50,401	2.88

Other — 0.16%

Other securities		2,862.16

Total bonds, notes & other debt instruments (cost: $1,622,264,000)		1,668,381	95.42

American Funds Insurance Series

U.S. Government/AAA-Rated Securities Fund

Short-term securities — 8.13%

	Principal amount (000)	Value (000)	Percent of net assets

AT&T Inc. 0.50% due 2/25/2009[5]	$23,400	$23,392	1.34%
Hewlett-Packard Co. 0.90% due 1/5/2009[5]	23,200	23,197	1.33
Enterprise Funding Co. LLC 0.30% due 1/6/2009[5]	13,900	13,899	1.30
Ranger Funding Co. LLC 0.30% due 1/9/2009[5]	8,922	8,921
Merck & Co. Inc. 0.80% due 1/26/2009	20,000	19,988	1.14
Emerson Electric Co. 0.60% due 2/2/2009[5]	15,000	14,992.86
HSBC Finance Corp. 0.05% due 1/2/2009	13,800	13,800.79
Other securities		23,991	1.37

Total short-term securities (cost: $142,169,000)		142,180	8.13

Total investment securities (cost: $1,764,433,000)		1,810,561	103.55
Other assets less liabilities		(62,077)	(3.55)

Net assets		$1,748,484	100.00%

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.

[2]	Coupon rate may change periodically.

[3]

Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $35,287,000, which represented 2.02% of the net assets of the fund.

[4]	Index-linked bond whose principal amount moves with a government retail price index.

[5]

Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $143,916,000, which represented 8.23% of the net assets of the fund.

See Notes to Financial Statements

American Funds Insurance Series

Cash Management Fund
Investment portfolio December 31, 2008

Short-term securities — 100.78%

	Principal amount (000)	Value (000)	Percent of net assets

Federal agency discount notes — 51.46%

Fannie Mae 0.12%–1.00% due 1/7–2/23/2009	$191,597	$191,540	15.89%
Federal Home Loan Bank 0.20%–2.40% due 1/9–3/3/2009	190,036	189,965	15.75
Freddie Mac 0.17%–2.35% due 1/7–3/9/2009	186,719	186,623	15.48
International Bank for Reconstruction and Development 0.25%–2.10% due 1/12–3/16/2009	52,400	52,383	4.34
		620,511	51.46

Corporate short-term notes — 49.32%

Hewlett-Packard Co. 0.10%–0.90% due 1/5–2/3/2009[1]	54,100	54,092	4.49
Eli Lilly and Co. 1.40% due 1/21/2009[1]	36,500	36,475	3.02
General Dynamics Corp. 0.15% due 1/15/2009[1]	31,000	30,998	2.57
Siemens Capital Co. LLC 0.20%–0.72% due 1/6–1/15/2009[1]	30,351	30,348	2.52
Harvard University 1.50% due 1/2/2009	30,000	29,997	2.49
KfW 0.94% due 1/15/2009[1]	30,000	29,988	2.49
Johnson & Johnson 0.55% due 2/5/2009[1]	30,000	29,972	2.48
AT&T Inc. 0.85% due 2/11/2009[1]	28,500	28,473	2.36
Bank of Nova Scotia 0.64% due 2/17/2009	28,000	27,951	2.32
Merck & Co. Inc. 1.15%–1.50% due 1/5–1/12/2009	26,000	25,993	2.15
Abbott Laboratories 1.00% due 1/9/2009[1]	25,000	24,994	2.07
Denmark (Kingdom of) 0.88% due 2/6/2009	25,000	24,977	2.07
Estée Lauder Companies Inc. 1.25%–1.30% due 1/12–1/20/2009[1]	25,000	24,972	2.07
Total Capital Canada Ltd. 0.65% due 2/17/2009[1]	25,000	24,956	2.07
Chevron Funding Corp. 0.25% due 2/4/2009	20,000	19,995	1.66
Nokia Corp. 2.00% due 1/13/2009[1]	20,000	19,986	1.66
Jupiter Securitization Co., LLC 1.40% due 1/21/2009[1]	20,000	19,972	1.66
Private Export Funding Corp. 2.00% due 1/6/2009[1]	18,400	18,394	1.52
BASF AG 1.76%–2.48% due 1/2–1/9/2009[1]	17,021	17,017	1.41
Statoil ASA 1.35%–2.30% due 1/8–1/16/2009[1]	16,900	16,891	1.40
Old Line Funding, LLC 0.30% due 1/26/2009[1]	15,317	15,314	1.27
Unilever Capital Corp. 0.90%–1.05% due 2/9/2009[1]	13,500	13,470	1.12
Calyon North America Inc. 0.97% due 1/12/2009	10,500	10,497.87
Pfizer Inc 1.05% due 2/3/2009[1]	10,000	9,989.83
Procter & Gamble International Funding S.C.A. 1.85% due 1/5/2009[1]	3,700	3,699.46
Procter & Gamble Co. 1.60% due 1/12/2009[1]	1,800	1,799
Enterprise Funding Co. LLC 1.45% due 1/7/2009[1]	2,500	2,499.21
Microsoft Corp. 0.30% due 1/5/2009[1]	1,000	1,000.08
		594,708	49.32

Total investment securities (cost: $1,215,210,000)		1,215,219	100.78
Other assets less liabilities		(9,369)	(0.78)

Net assets		$1,205,850	100.00%

[1]

Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $455,298,000, which represented 37.76% of the net assets of the fund.

See Notes to Financial Statements

American Funds Insurance Series

Financial statements

Statements of assets & liabilities at December 31, 2008

	Global Discovery Fund	Global Growth Fund	Global Small Capitalization Fund	Growth Fund

Assets:
Investment securities, at value:
Unaffiliated issuers	$148,219	$3,842,833	$1,946,987	$17,371,382
Affiliated issuers	—	15,735	92,846	786,353
Cash denominated in currencies other than U.S. dollars	—	—	2,245	—
Cash	869	175	65	151
Unrealized gain on forward currency contracts	—	—	—	—
Receivables for:
Sales of investments	—	1,783	5,224	25,419
Sales of fund’s shares	24	11,170	10,456	164,138
Dividends and interest	226	7,302	2,769	27,794
Other assets	—	—	587	—

	149,338	3,878,998	2,061,179	18,375,237

Liabilities:
Unrealized loss on forward currency contracts	—	—	—	—
Payables for:
Purchases of investments	—	1,262	5,396	11,752
Repurchases of fund’s shares	40	2,060	467	6,620
Investment advisory services	64	1,549	1,088	4,463
Distribution services	27	650	350	2,729
Trustees’ deferred compensation	1	50	30	616
Other	2	30	29	26

	134	5,601	7,360	26,206

Net assets at December 31, 2008
(total: $72,925,308)	$149,204	$3,873,397	$2,053,819	$18,349,031

Investment securities, at cost:
Unaffiliated issuers	$227,815	$4,857,851	$2,955,529	$23,062,615

Affiliated issuers	—	$102,458	$274,649	$1,666,073

Cash denominated in currencies other than U.S. dollars, at cost	—	—	$2,245	—

Net assets consist of:
Capital paid in on shares of beneficial interest	$237,970	$5,352,508	$3,486,912	$26,682,934
Undistributed (distributions in excess of) net investment income	552	13,764	(21,213)	44,711
(Accumulated) undistributed net realized (loss) gain	(9,722)	(391,162)	(221,539)	(1,807,687)
Net unrealized (depreciation) appreciation	(79,596)	(1,101,713)	(1,190,341)	(6,570,927)

Net assets at December 31, 2008	$149,204	$3,873,397	$2,053,819	$18,349,031

Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized:
Class 1:
Net assets (total: $18,686,287)	$18,104	$675,318	$306,125	$4,768,325
Shares outstanding	2,429	48,390	27,387	142,304
Net asset value per share	$7.45	$13.96	$11.18	$33.51
Class 2:
Net assets (total: $53,662,238)	$131,100	$3,198,079	$1,747,694	$13,383,018
Shares outstanding	17,656	230,399	158,459	402,274
Net asset value per share	$7.43	$13.88	$11.03	$33.27
Class 3:
Net assets (total: $576,783)	—	—	—	$197,688
Shares outstanding	—	—	—	5,894
Net asset value per share	—	—	—	$33.54

For footnotes, please see end of table.

See Notes to Financial Statements

American Funds Insurance Series

(dollars and shares in thousands, except per-share amounts)

International Fund	New World Fund	Blue Chip Income and Growth Fund	Global Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund		Asset Allocation Fund	Bond Fund	Global Bond Fund

$6,770,089	$1,290,154	$2,816,021	$1,621,606	$18,174,122	$14,500		$7,071,437	$5,747,459	$899,057
—	—	—	6,635	—	—		—	—	—
—	311	—	46	—	—		—	—	—
97	107	85	191	110	915		1,201	9,017	152
—	20	—	—	—	—		—	3,756	4,151

9,950	204	289	12,324	30,790	—		12	2,391	7
38,900	1,622	1,113	691	72,470	410		9,908	7,426	1,123
17,796	6,176	7,629	5,216	31,601	15		33,719	72,448	14,326
—	—	—	—	—	—		—	—	—

6,836,832	1,298,594	2,825,137	1,646,709	18,309,093	15,840		7,116,277	5,842,497	918,816

—	—	—	—	—	—		1,120	12,254	2,428

4,796	3	928	21,543	8,374	3		2,407	195,584	1,822
3,594	489	511	173	8,541	—	*	3,626	109,906	686
2,499	754	907	729	3,814	7		1,682	1,620	387
994	214	532	310	2,704	1		1,002	716	166
266	11	31	5	693	—		166	43	1
2,650	29	1	12	29	—	*	10	93	8

14,799	1,500	2,910	22,772	24,155	11		10,013	320,216	5,498

$6,822,033	$1,297,094	$2,822,227	$1,623,937	$18,284,938	$15,829		$7,106,264	$5,522,281	$913,318

$8,883,973	$1,579,835	$3,642,517	$2,328,239	$23,422,439	$13,419		$8,510,902	$6,547,464	$927,530

—	—	—	$15,205	—	—		—	—	—

—	$311	—	$46	—	—		—	—	—

$9,230,608	$1,683,215	$4,021,561	$2,660,267	$25,087,033	$14,694		$8,989,269	$6,456,729	$945,135
17,082	67	14,491	7,532	77,379	54		40,422	25,297	1,276
(311,912)	(96,309)	(387,329)	(328,559)	(1,631,055)	—	*	(482,791)	(151,035)	(6,063)
(2,113,745)	(289,879)	(826,496)	(715,303)	(5,248,419)	1,081		(1,440,636)	(808,710)	(27,030)

$6,822,033	$1,297,094	$2,822,227	$1,623,937	$18,284,938	$15,829		$7,106,264	$5,522,281	$913,318

$1,864,506	$253,412	$220,170	$95,384	$5,033,487	$11,821		$2,242,890	$2,090,577	$111,452
152,517	18,681	33,021	14,278	207,598	1,083		184,463	221,337	10,434
$12.22	$13.57	$6.67	$6.68	$24.25	$10.92		$12.16	$9.45	$10.68

$4,900,816	$1,043,682	$2,602,057	$1,528,553	$13,046,429	$4,008		$4,822,353	$3,431,704	$801,866
402,074	77,475	392,921	229,185	541,069	367		399,099	366,769	75,250
$12.19	$13.47	$6.62	$6.67	$24.11	$10.92		$12.08	$9.36	$10.66

$56,711	—	—	—	$205,022	—		$41,021	—	—
4,636	—	—	—	8,449	—		3,372	—	—
$12.23	—	—	—	$24.27	—		$12.17	—	—

American Funds Insurance Series

Statements of assets & liabilities at December 31, 2008	(dollars and shares in thousands, except per-share amounts)

	High- Income Bond Fund	U.S. Government/ AAA-Rated Securities Fund		Cash Management Fund

Assets:
Investment securities, at value:
Unaffiliated issuers	$1,108,702	$1,810,561		$1,215,219
Affiliated issuers	—	—		—
Cash denominated in currencies other than U.S. dollars	42	—		—
Cash	2,511	120		232
Receivables for:
Sales of investments	711	6,317		—
Sales of fund’s shares	6,254	2,754		13
Dividends and interest	21,823	11,665		—
Other assets	19	—		—

	1,140,062	1,831,417		1,215,464

Liabilities:
Unrealized loss on forward currency contracts	84	—		—
Payables for:
Purchases of investments	509	81,474		—
Repurchases of fund’s shares	812	620		9,066
Investment advisory services	394	529		297
Distribution services	160	260		226
Trustees’ deferred compensation	62	50		25
Other	439	—	*	—	*

	2,460	82,933		9,614

Net assets at December 31, 2008 (total: $72,925,308)	$1,137,602	$1,748,484		$1,205,850

Investment securities, at cost:
Unaffiliated issuers	$1,530,834	$1,764,433		$1,215,210

Affiliated issuers	—	—		—

Cash denominated in currencies other than U.S. dollars, at cost	$42	—		—

Net assets consist of:
Capital paid in on shares of beneficial interest	$1,742,474	$1,674,422		$1,203,906
Undistributed net investment income	16,493	10,612		1,902
(Accumulated) undistributed net realized (loss) gain	(199,143)	17,322		33
Net unrealized (depreciation) appreciation	(422,222)	46,128		9

Net assets at December 31, 2008	$1,137,602	$1,748,484		$1,205,850

Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized:
Class 1:
Net assets (total: $18,686,287)	$339,875	$496,537		$158,304
Shares outstanding	42,199	40,399		13,834
Net asset value per share	$8.05	$12.29		$11.44
Class 2:
Net assets (total: $53,662,238)	$779,605	$1,218,952		$1,022,322
Shares outstanding	97,601	99,917		89,827
Net asset value per share	$7.99	$12.20		$11.38
Class 3:
Net assets (total: $576,783)	$18,122	$32,995		$25,224
Shares outstanding	2,246	2,683		2,206
Net asset value per share	$8.07	$12.30		$11.44

* Amount less than one thousand.

See Notes to Financial Statements

American Funds Insurance Series

Statements of operations for the year ended December 31, 2008	(dollars in thousands)

	Global Discovery Fund	Global Growth Fund	Global Small Capitalization Fund	Growth Fund

Investment income:
Income (net of non-U.S. taxes)[1,2]:
Dividends	$3,671	$123,241	$42,832	$338,781
Interest	561	25,816	11,059	51,750

	4,232	149,057	53,891	390,531

Fees and expenses[3]:
Investment advisory services	1,310	27,394	23,424	83,525
Distribution services — Class 2	497	11,068	7,400	50,119
Distribution services — Class 3	—	—	—	588
Transfer agent services	— [4]	3	2	18
Reports to shareholders	6	179	115	900
Registration statement and prospectus	2	57	39	293
Postage, stationery and supplies	2	76	51	389
Trustees’ compensation	1	17	13	(114)
Auditing and legal	5	54	26	149
Custodian	30	748	796	601
State and local taxes	3	60	42	304
Other	4	41	47	48

Total fees and expenses before waiver	1,860	39,697	31,955	136,820
Less waiver of fees and expenses:
Investment advisory services	131	2,739	2,342	8,352

Total fees and expenses after waiver	1,729	36,958	29,613	128,468

Net investment income	2,503	112,099	24,278	262,063

Net realized loss and unrealized depreciation on investments and currency:
Net realized loss on:
Investments[2]	(9,722)	(389,204)	(216,059)	(1,804,897)
Currency transactions	(127)	(4,252)	(3,435)	(105)

	(9,849)	(393,456)	(219,494)	(1,805,002)

Net unrealized (depreciation) appreciation on:
Investments	(118,827)	(2,144,127)	(2,107,697)	(12,402,196)
Currency translations	2	34	(23)	(181)

	(118,825)	(2,144,093)	(2,107,720)	(12,402,377)

Net realized loss and unrealized depreciation on investments and currency	(128,674)	(2,537,549)	(2,327,214)	(14,207,379)

Net decrease in net assets resulting from operations	$(126,171)	$(2,425,450)	$(2,302,936)	$(13,945,316)

For footnotes, please see end of table.

See Notes to Financial Statements

American Funds Insurance Series

Statements of operations for the year ended December 31, 2008

	International Fund	New World Fund	Blue Chip Income and Growth Fund	Global Growth and Income Fund

Investment income:
Income (net of non-U.S. taxes)[1,2]:
Dividends	$248,460	$34,690	$94,736	$57,132
Interest	25,689	18,950	6,968	16,748

	274,149	53,640	101,704	73,880

Fees and expenses[3]:
Investment advisory services	46,787	13,849	15,618	12,322
Distribution services — Class 2	18,374	3,916	8,736	4,993
Distribution services — Class 3	166	—	—	—
Transfer agent services	7	1	3	2
Reports to shareholders	287	55	112	63
Registration statement and prospectus	107	20	42	22
Postage, stationery and supplies	110	21	42	24
Trustees’ compensation	(63)	10	14	15
Auditing and legal	69	28	22	12
Custodian	2,323	790	20	308
State and local taxes	113	22	43	23
Other	62	41	7	36

Total fees and expenses before waiver	68,342	18,753	24,659	17,820
Less waiver of fees and expenses:
Investment advisory services	4,679	1,385	1,562	1,232

Total fees and expenses after waiver	63,663	17,368	23,097	16,588

Net investment income	210,486	36,272	78,607	57,292

Net realized (loss) gain and unrealized (depreciation) appreciation on investments and currency:
Net realized (loss) gain on:
Investments[2]	(311,421)	(97,039)	(385,264)	(328,790)
Currency transactions	(13,761)	(3,526)	—	(906)

	(325,182)	(100,565)	(385,264)	(329,696)

Net unrealized (depreciation) appreciation on:
Investments	(4,851,466)	(896,844)	(1,311,260)	(807,481)
Currency translations	(460)	(233)	—	(126)

	(4,851,926)	(897,077)	(1,311,260)	(807,607)

Net realized (loss) gain and unrealized (depreciation) appreciation on investments and currency	(5,177,108)	(997,642)	(1,696,524)	(1,137,303)

Net (decrease) increase in net assets resulting from operations	$(4,966,622)	$(961,370)	$(1,617,917)	$(1,080,011)

[1]	Additional information related to non-U.S. taxes is included in the Notes to Financial Statements.

[2]	Additional information related to affiliated transactions is included in the Notes to Financial Statements.

[3]	Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

[4]	Amount less than one thousand.

[5]	For the period November 18, 2008, commencement of operations, through December 31, 2008.

See Notes to Financial Statements

American Funds Insurance Series

(dollars in thousands)

Growth- Income Fund	International Growth and Income Fund[5]		Asset Allocation Fund	Bond Fund	Global Bond Fund	High- Income Bond Fund	U.S. Government/ AAA-Rated Securities Fund	Cash Management Fund

$487,208	$18		$117,661	$5,676	$32	$1,154	$—	$—
69,071	7		159,939	337,391	37,225	109,475	54,893	19,747

556,279	25		277,600	343,067	37,257	110,629	54,893	19,747

65,897	10		26,361	21,584	4,382	6,092	5,079	2,746
46,476	1		15,852	10,134	1,743	2,327	2,141	1,762
565	—		105	—	—	43	55	42
17	—		6	3	1	1	1	1
852	—	[4]	258	185	23	34	32	23
278	—	[4]	93	57	6	14	11	8
363	—	[4]	96	75	8	12	10	7
(169)	—	[4]	(20)	20	5	(23)	(19)	(8)
147	—	[4]	59	41	6	8	12	9
618	—	[4]	119	220	114	11	3	2
286	—		96	58	6	14	10	8
60	—	[4]	21	14	7	8	2	1

115,390	11		43,046	32,391	6,301	8,541	7,337	4,601

6,589	1		2,636	2,158	438	609	508	275

108,801	10		40,410	30,233	5,863	7,932	6,829	4,326

447,478	15		237,190	312,834	31,394	102,697	48,064	15,421

(1,610,102)	—	[4]	(480,328)	(151,292)	(11,813)	(70,109)	24,592	52
(434)	48		904	5,094	16,815	174	—	—

(1,610,536)	48		(479,424)	(146,198)	5,002	(69,935)	24,592	52

(9,905,989)	1,081		(2,649,168)	(726,337)	(32,918)	(374,803)	33,068	30
(153)	—	[4]	(1,139)	(8,866)	1,630	(118)	—	—

(9,906,142)	1,081		(2,650,307)	(735,203)	(31,288)	(374,921)	33,068	30

(11,516,678)	1,129		(3,129,731)	(881,401)	(26,286)	(444,856)	57,660	82

$(11,069,200)	$1,144		$(2,892,541)	$(568,567)	$5,108	$(342,159)	$105,724	$15,503

American Funds Insurance Series

Statements of changes in net assets

	Global Discovery Fund		Global Growth Fund		Global Small Capitalization Fund

	Year ended December 31, 2008	Year ended December 31, 2007	Year ended December 31, 2008	Year ended December 31, 2007	Year ended December 31, 2008	Year ended December 31, 2007

Operations:
Net investment income	$2,503	$2,289	$112,099	$93,582	$24,278	$8,474
Net realized (loss) gain on investments and currency transactions	(9,849)	22,831	(393,456)	441,598	(219,494)	509,642
Net unrealized (depreciation) appreciation on investments and currency translations	(118,825)	9,005	(2,144,093)	141,822	(2,107,720)	162,605

Net (decrease) increase in net assets resulting from operations	(126,171)	34,125	(2,425,450)	677,002	(2,302,936)	680,721

Dividends and distributions paid to shareholders:
Dividends from net investment income:
Class 1	(277)	(377)	(18,705)	(15,248)	—	(9,957)
Class 2	(1,515)	(2,059)	(80,484)	(129,196)	—	(106,466)
Class 3	—	—	—	—	—	—

Total dividends from net investment income	(1,792)	(2,436)	(99,189)	(144,444)	—	(116,423)

Distributions from net realized gain on investments:
Short-term net realized gains:
Class 1	(365)	(1,013)	(8,688)	(1,007)	(7,339)	(5,130)
Class 2	(2,739)	(6,707)	(48,505)	(13,287)	(63,935)	(65,805)
Class 3	—	—	—	—	—	—
Long-term net realized gains:
Class 1	(358)	(1,382)	(58,847)	(13,121)	(40,224)	(15,875)
Class 2	(2,684)	(9,278)	(328,542)	(173,088)	(350,423)	(203,660)
Class 3	—	—	—	—	—	—

Total distributions from net realized gain on investments	(6,146)	(18,380)	(444,582)	(200,503)	(461,921)	(290,470)

Total dividends and distributions paid to shareholders	(7,938)	(20,816)	(543,771)	(344,947)	(461,921)	(406,893)

Capital share transactions:
Class 1:
Proceeds from shares sold	2,400	6,060	621,804	399,261	319,417	126,470
Proceeds from reinvestment of dividends and distributions	1,000	2,772	86,240	29,376	47,563	30,962
Cost of shares repurchased	(4,466)	(4,255)	(250,373)	(43,793)	(119,721)	(54,125)

Net (decrease) increase from Class 1 transactions	(1,066)	4,577	457,671	384,844	247,259	103,307

Class 2:
Proceeds from shares sold	34,335	71,657	461,271	675,865	305,775	650,430
Proceeds from reinvestment of dividends and distributions	6,938	18,044	457,531	315,571	414,358	375,931
Cost of shares repurchased	(31,698)	(11,522)	(397,952)	(137,454)	(492,404)	(234,256)

Net increase from Class 2 transactions	9,575	78,179	520,850	853,982	227,729	792,105

Class 3:
Proceeds from shares sold	—	—	—	—	—	—
Proceeds from reinvestment of dividends and distributions	—	—	—	—	—	—
Cost of shares repurchased	—	—	—	—	—	—

Net decrease from Class 3 transactions	—	—	—	—	—	—

Net increase in net assets resulting from capital share transactions	8,509	82,756	978,521	1,238,826	474,988	895,412

Total (decrease) increase in net assets	(125,600)	96,065	(1,990,700)	1,570,881	(2,289,869)	1,169,240
Net assets:
Beginning of period	274,804	178,739	5,864,097	4,293,216	4,343,688	3,174,448

End of period	$149,204	$274,804	$3,873,397	$5,864,097	$2,053,819	$4,343,688

Undistributed (distributions in excess of) net investment income	$552	$(12)	$13,764	$3,943	$(21,213)	$(59,598)

Shares of beneficial interest:
Class 1:
Shares sold	239	423	28,686	15,922	17,356	4,520
Shares issued on reinvestment of dividends and distributions	95	202	4,469	1,195	2,210	1,132
Shares repurchased	(400)	(304)	(11,957)	(1,788)	(5,755)	(1,999)

Net (decrease) increase in shares outstanding	(66)	321	21,198	15,329	13,811	3,653

Class 2:
Shares sold	2,929	5,027	22,272	27,538	16,749	23,682
Shares issued on reinvestment of dividends and distributions	643	1,325	23,454	12,903	19,490	13,858
Shares repurchased	(3,007)	(832)	(22,507)	(5,664)	(25,275)	(8,879)

Net increase in shares outstanding	565	5,520	23,219	34,777	10,964	28,661

Class 3:
Shares sold	—	—	—	—	—	—
Shares issued on reinvestment of dividends and distributions	—	—	—	—	—	—
Shares repurchased	—	—	—	—	—	—

Net decrease in shares outstanding	—	—	—	—	—	—

See Notes to Financial Statements

American Funds Insurance Series

(dollars and shares in thousands)

Growth Fund		International Fund		New World Fund		Blue Chip Income and Growth Fund		Global Growth and Income Fund

Year ended December 31, 2008	Year ended December 31, 2007	Year ended December 31, 2008	Year ended December 31, 2007	Year ended December 31, 2008	Year ended December 31, 2007	Year ended December 31, 2008	Year ended December 31, 2007	Year ended December 31, 2008	Year ended December 31, 2007

$262,063	$230,097	$210,486	$163,553	$36,272	$28,392	$78,607	$75,469	$57,292	$29,034

(1,805,002)	2,962,852	(325,182)	1,313,255	(100,565)	165,173	(385,264)	254,410	(329,696)	77,806

(12,402,377)	146,972	(4,851,926)	363,568	(897,077)	263,385	(1,311,260)	(250,926)	(807,607)	41,796

(13,945,316)	3,339,921	(4,966,622)	1,840,376	(961,370)	456,950	(1,617,917)	78,953	(1,080,011)	148,636

(74,161)	(50,378)	(57,453)	(27,717)	(6,036)	(6,659)	(6,456)	(4,468)	(2,936)	(1,370)
(161,761)	(192,512)	(135,888)	(135,569)	(23,170)	(49,605)	(71,777)	(109,535)	(43,953)	(30,736)
(2,621)	(3,515)	(1,652)	(1,795)	—	—	—	—	—	—

(238,543)	(246,405)	(194,993)	(165,081)	(29,206)	(56,264)	(78,233)	(114,003)	(46,889)	(32,106)

(78,011)	(23,434)	(35,879)	(13,679)	(3,297)	(2,014)	(2,408)	(1,063)	(394)	(1,952)
(249,962)	(113,371)	(106,959)	(67,770)	(19,413)	(19,962)	(32,987)	(28,489)	(9,569)	(47,286)
(4,124)	(2,111)	(1,383)	(991)	—	—	—	—	—	—

(618,631)	(310,646)	(290,130)	(67,908)	(18,570)	(7,335)	(14,843)	(3,868)	(236)	(565)
(1,982,221)	(1,502,851)	(864,914)	(336,431)	(109,350)	(72,698)	(203,359)	(103,659)	(5,742)	(14,077)
(32,706)	(27,987)	(11,178)	(4,920)	—	—	—	—	—	—

(2,965,655)	(1,980,400)	(1,310,443)	(491,699)	(150,630)	(102,009)	(253,597)	(137,079)	(15,941)	(63,880)

(3,204,198)	(2,226,805)	(1,505,436)	(656,780)	(179,836)	(158,273)	(331,830)	(251,082)	(62,830)	(95,986)

3,762,573	2,309,420	1,737,223	10,273	260,949	120,507	213,241	8,279	76,516	44,895
770,803	384,458	383,462	109,304	27,903	16,008	23,707	9,399	3,566	3,887
(744,896)	(1,277,505)	(378,505)	(261,901)	(116,713)	(29,946)	(31,478)	(29,039)	(11,387)	(18,147)

3,788,480	1,416,373	1,742,180	(142,324)	172,139	106,569	205,470	(11,361)	68,695	30,635

1,909,204	2,390,962	816,329	1,410,185	230,183	374,113	295,696	462,760	680,989	1,224,641
2,393,944	1,808,734	1,107,761	539,770	151,933	142,265	308,123	241,683	59,264	92,099
(3,409,648)	(2,925,475)	(1,916,909)	(457,606)	(251,926)	(86,420)	(454,222)	(200,407)	(118,283)	(6,505)

893,500	1,274,221	7,181	1,492,349	130,190	429,958	149,597	504,036	621,970	1,310,235

2,203	4,170	676	3,053	—	—	—	—	—	—
39,451	33,613	14,213	7,706	—	—	—	—	—	—
(60,450)	(82,589)	(20,357)	(22,414)	—	—	—	—	—	—

(18,796)	(44,806)	(5,468)	(11,655)	—	—	—	—	—	—

4,663,184	2,645,788	1,743,893	1,338,370	302,329	536,527	355,067	492,675	690,665	1,340,870

(12,486,330)	3,758,904	(4,728,165)	2,521,966	(838,877)	835,204	(1,594,680)	320,546	(452,176)	1,393,520

30,835,361	27,076,457	11,550,198	9,028,232	2,135,971	1,300,767	4,416,907	4,096,361	2,076,113	682,593

$18,349,031	$30,835,361	$6,822,033	$11,550,198	$1,297,094	$2,135,971	$2,822,227	$4,416,907	$1,623,937	$2,076,113

$44,711	$21,694	$17,082	$15,527	$67	$(2,541)	$14,491	$14,776	$7,532	$(1,372)

67,645	33,820	83,834	415	12,875	4,878	21,505	668	8,370	3,807
14,290	5,708	21,402	4,615	1,403	681	2,745	769	495	337
(14,771)	(18,697)	(21,555)	(11,093)	(5,684)	(1,305)	(3,582)	(2,380)	(1,337)	(1,495)

67,164	20,831	83,681	(6,063)	8,594	4,254	20,668	(943)	7,528	2,649

38,460	35,619	41,995	59,148	10,350	15,801	32,066	38,123	65,607	104,297
44,065	27,058	61,328	22,881	7,444	6,123	35,486	19,932	7,976	8,017
(60,320)	(43,455)	(94,449)	(19,682)	(13,292)	(3,867)	(47,846)	(16,554)	(14,272)	(561)

22,205	19,222	8,874	62,347	4,502	18,057	19,706	41,501	59,311	111,753

43	63	31	130	—	—	—	—	—	—
719	499	781	326	—	—	—	—	—	—
(1,199)	(1,224)	(1,155)	(951)	—	—	—	—	—	—

(437)	(662)	(343)	(495)	—	—	—	—	—	—

American Funds Insurance Series

Statements of changes in net assets

	Growth-Income Fund		International Growth and Income Fund		Asset Allocation Fund

	Year ended December 31, 2008	Year ended December 31, 2007	Period ended December 31, 2008*		Year ended December 31, 2008	Year ended December 31, 2007

Operations:
Net investment income	$447,478	$466,168	$15		$237,190	$211,683
Net realized (loss) gain on investments and currency transactions	(1,610,536)	1,633,341	48		(479,424)	357,101
Net unrealized (depreciation) appreciation on investments and currency translations	(9,906,142)	(740,365)	1,081		(2,650,307)	(75,392)

Net (decrease) increase in net assets resulting from operations	(11,069,200)	1,359,144	1,144		(2,892,541)	493,392

Dividends and distributions paid to shareholders:
Dividends from net investment income:
Class 1	(132,802)	(99,611)	(8)		(75,328)	(42,539)
Class 2	(313,153)	(355,785)	(1)		(159,530)	(157,653)
Class 3	(5,210)	(6,561)	—		(1,396)	(1,590)

Total dividends from net investment income	(451,165)	(461,957)	(9)		(236,254)	(201,782)

Distributions from net realized gain on investments:
Short-term net realized gains:
Class 1	(42,380)	(17,061)	—		(2,375)	(5,053)
Class 2	(130,677)	(69,728)	—		(7,163)	(28,051)
Class 3	(2,231)	(1,354)	—		(65)	(297)
Long-term net realized gains:
Class 1	(351,389)	(164,342)	—		(85,489)	(36,748)
Class 2	(1,083,493)	(671,641)	—		(257,869)	(204,006)
Class 3	(18,492)	(13,040)	—		(2,333)	(2,162)

Total distributions from net realized gain on investments	(1,628,662)	(937,166)	—		(355,294)	(276,317)

Total dividends and distributions paid to shareholders	(2,079,827)	(1,399,123)	(9)		(591,548)	(478,099)

Capital share transactions:
Class 1:
Proceeds from initial capitalization	—	—	10,000		—	—
Proceeds from shares sold	3,161,911	2,341,348	853		1,212,808	896,096
Proceeds from reinvestment of dividends and distributions	526,571	281,014	8		163,192	84,340
Cost of shares repurchased	(1,017,390)	(673,969)	—	†	(140,613)	(115,427)

Net increase (decrease) from Class 1 transactions	2,671,092	1,948,393	10,861		1,235,387	865,009

Class 2:
Proceeds from shares sold	1,083,314	2,013,524	3,832		330,159	717,517
Proceeds from reinvestment of dividends and distributions	1,527,323	1,097,154	1		424,562	389,710
Cost of shares repurchased	(3,077,453)	(2,602,486)	—	†	(698,531)	(193,263)

Net (decrease) increase from Class 2 transactions	(466,816)	508,192	3,833		56,190	913,964

Class 3:
Proceeds from shares sold	328	778	—		1,176	3,124
Proceeds from reinvestment of dividends and distributions	25,933	20,955	—		3,794	4,049
Cost of shares repurchased	(62,387)	(77,378)	—		(12,304)	(12,795)

Net (decrease) increase from Class 3 transactions	(36,126)	(55,645)	—		(7,334)	(5,622)

Net increase in net assets resulting from capital share transactions	2,168,150	2,400,940	14,694		1,284,243	1,773,351

Total (decrease) increase in net assets	(10,980,877)	2,360,961	15,829		(2,199,846)	1,788,644
Net assets:
Beginning of period	29,265,815	26,904,854	—		9,306,110	7,517,466

End of period	$18,284,938	$29,265,815	$15,829		$7,106,264	$9,306,110

Undistributed net investment income	$77,379	$82,693	$54		$40,422	$39,608

Shares of beneficial interest:
Class 1:
Shares issued from initial capitalization	—	—	1,000		—	—
Shares sold	88,411	52,474	82		78,479	46,825
Shares issued on reinvestment of dividends and distributions	15,930	6,397	1		11,171	4,483
Shares repurchased	(28,874)	(15,323)	—	†	(9,302)	(6,055)

Net increase (decrease) in shares outstanding	75,467	43,548	1,083		80,348	45,253

Class 2:
Shares sold	31,219	46,137	367		20,423	37,981
Shares issued on reinvestment of dividends and distributions	45,619	25,097	—	†	28,402	20,722
Shares repurchased	(85,751)	(59,040)	—	†	(47,156)	(10,240)

Net (decrease) increase in shares outstanding	(8,913)	12,194	367		1,669	48,463

Class 3:
Shares sold	9	18	—		72	165
Shares issued on reinvestment of dividends and distributions	767	476	—		251	214
Shares repurchased	(1,855)	(1,757)	—		(806)	(671)

Net (decrease) increase in shares outstanding	(1,079)	(1,263)	—		(483)	(292)

*	For the period November 18, 2008, commencement of operations, through December 31, 2008.

†	Amount less than one thousand.

See Notes to Financial Statements

American Funds Insurance Series

(dollars and shares in thousands)

Bond Fund		Global Bond Fund		High-Income Bond Fund		U.S. Government/ AAA-Rated Securities Fund		Cash Management Fund

Year ended December 31, 2008	Year ended December 31, 2007	Year ended December 31, 2008	Year ended December 31, 2007	Year ended December 31, 2008	Year ended December 31, 2007	Year ended December 31, 2008	Year ended December 31, 2007	Year ended December 31, 2008	Year ended December 31, 2007

$312,834	$233,657	$31,394	$6,041	$102,697	$92,403	$48,064	$33,300	$15,421	$22,878

(146,198)	34,797	5,002	3,344	(69,935)	3,093	24,592	2,138	52	3

(735,203)	(128,206)	(31,288)	4,164	(374,921)	(81,331)	33,068	12,104	30	(32)

(568,567)	140,248	5,108	13,549	(342,159)	14,165	105,724	47,542	15,503	22,849

(130,394)	(27,191)	(5,117)	(761)	(29,619)	(34,436)	(12,502)	(15,945)	(2,670)	(7,248)
(210,186)	(327,209)	(37,266)	(7,129)	(70,268)	(110,945)	(30,378)	(37,372)	(14,466)	(25,540)
	—	—	—	(1,668)	(3,325)	(870)	(2,188)	(396)	(1,300)

(340,580)	(354,400)	(42,383)	(7,890)	(101,555)	(148,706)	(43,750)	(55,505)	(17,532)	(34,088)

(3,045)	—	(23)	—	—	—	—	—	—	—
(6,365)	—	(262)	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—

(1,523)	—	—	—	—	—	—	—	—	—
(3,182)	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—

(14,115)	—	(285)	—	—	—	—	—	—	—

(354,695)	(354,400)	(42,668)	(7,890)	(101,555)	(148,706)	(43,750)	(55,505)	(17,532)	(34,088)

—	—	—	—	—	—	—	—	—	—
2,343,349	223,507	122,622	15,323	219,626	64,447	346,530	17,198	108,538	82,701
134,962	27,191	5,140	761	29,619	34,436	12,502	15,945	2,670	7,248
(496,411)	(27,058)	(40,178)	(687)	(94,708)	(54,035)	(90,947)	(37,415)	(65,037)	(73,550)

1,981,900	223,640	87,584	15,397	154,537	44,848	268,085	(4,272)	46,171	16,399

557,306	1,307,778	696,760	256,862	166,838	222,164	585,103	179,695	801,545	400,501
219,733	327,209	37,528	7,129	70,268	110,945	30,378	37,372	14,466	25,540
(1,427,995)	(133,653)	(178,394)	(4,474)	(140,321)	(67,426)	(37,148)	(17,046)	(243,682)	(247,164)

(650,956)	1,501,334	555,894	259,517	96,785	265,683	578,333	200,021	572,329	178,877

—	—	—	—	3,359	2,454	9,104	3,966	22,468	20,409
—	—	—	—	1,668	3,325	870	2,188	396	1,300
—	—	—	—	(7,012)	(8,871)	(7,273)	(8,953)	(17,849)	(19,332)

—	—	—	—	(1,985)	(3,092)	2,701	(2,799)	5,015	2,377

1,330,944	1,724,974	643,478	274,914	249,337	307,439	849,119	192,950	623,515	197,653

407,682	1,510,822	605,918	280,573	(194,377)	172,898	911,093	184,987	621,486	186,414

5,114,599	3,603,777	307,400	26,827	1,331,979	1,159,081	837,391	652,404	584,364	397,950

$5,522,281	$5,114,599	$913,318	$307,400	$1,137,602	$1,331,979	$1,748,484	$837,391	$1,205,850	$584,364

$25,297	$49,998	$1,276	$1,377	$16,493	$15,604	$10,612	$6,027	$1,902	$3,995

—	—	—	—	—	—	—	—	—	—
215,356	19,367	11,157	1,435	20,911	5,144	29,015	1,447	9,431	7,068
14,256	2,432	485	71	3,668	2,837	1,030	1,385	233	633
(47,442)	(2,340)	(3,772)	(66)	(8,842)	(4,245)	(7,661)	(3,160)	(5,654)	(6,295)

182,170	19,459	7,870	1,440	15,737	3,736	22,384	(328)	4,010	1,406

51,745	113,731	62,564	24,105	16,293	17,346	49,249	15,266	70,023	34,457
23,300	29,490	3,545	667	8,688	9,210	2,522	3,262	1,270	2,244
(132,359)	(11,757)	(16,718)	(425)	(13,609)	(5,429)	(3,099)	(1,450)	(21,302)	(21,256)

(57,314)	131,464	49,391	24,347	11,372	21,127	48,672	17,078	49,991	15,445

—	—	—	—	324	191	760	333	1,956	1,743
—	—	—	—	203	273	72	190	35	114
—	—	—	—	(657)	(690)	(608)	(759)	(1,553)	(1,658)

—	—	—	—	(130)	(226)	224	(236)	438	199

American Funds Insurance Series

Notes to financial statements

1. Organization and significant accounting policies

Organization — American Funds Insurance Series (the “series”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company with 16 different funds (the “funds”). The assets of each fund are segregated, with each fund accounted for separately. The funds’ investment objectives are as follows:

Global Discovery Fund — Seeks long-term growth of capital by investing primarily in stocks of companies in the services and information area of the global economy.

Global Growth Fund — Seeks long-term growth of capital by investing primarily in common stocks of companies located around the world.

Global Small Capitalization Fund — Seeks long-term growth of capital by investing primarily in stocks of smaller companies located around the world.

Growth Fund — Seeks long-term growth of capital by investing primarily in common stocks of companies that appear to offer superior opportunities for growth of capital.

International Fund — Seeks long-term growth of capital by investing primarily in common stocks of companies based outside the United States.

New World Fund — Seeks long-term growth of capital by investing primarily in stocks of companies with significant exposure to countries with developing economies and/or markets.

Blue Chip Income and Growth Fund — Seeks growth of capital and income over time by investing primarily in common stocks of larger, more established companies based in the United States.

Global Growth and Income Fund — Seeks long-term growth of capital and to provide current income by investing primarily in stocks of well-established companies located around the world.

Growth-Income Fund — Seeks growth of capital and income over time by investing primarily in U.S. common stocks and other securities that appear to offer potential for capital appreciation and/or dividends.

International Growth and Income Fund — Seeks long-term growth of capital and to provide current income by investing primarily in stocks of larger, well-established companies domiciled outside of the U.S., including developing countries.

Asset Allocation Fund — Seeks high total return (including income and capital gains) consistent with the preservation of capital over the long term.

Bond Fund — Seeks to maximize current income and preserve capital by investing primarily in fixed-income securities.

Global Bond Fund — Seeks a high level of total return over the long term by investing primarily in investment-grade bonds issued by entities based around the world and denominated in various currencies, including U.S. dollars.

High-Income Bond Fund — Seeks to provide a high level of current income with capital appreciation as a secondary goal by investing primarily in higher yielding and generally lower quality debt securities.

U.S. Government/AAA-Rated Securities Fund — Seeks to provide a high level of current income and preservation of capital by investing primarily in a combination of securities guaranteed by the U.S. government and other debt securities rated AAA or Aaa.

Cash Management Fund — Seeks to provide income on cash reserves while preserving capital and maintaining liquidity.

American Funds Insurance Series

Each fund in the series offers two or three share classes (1, 2 and 3). Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for certain distribution expenses. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies — The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the funds:

Security valuation — Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from an independent pricing service when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under procedures adopted by authority of the series’ board of trustees. Market quotations may be considered unreliable if events occur that materially affect the value of securities (particularly securities outside the U.S.) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions.

Security transactions and related investment income — Security transactions are recorded by the funds as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the funds will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution expenses, are accrued daily and charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

American Funds Insurance Series

Forward currency contracts — The funds may enter into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The funds enter into these contracts to manage their exposure to changes in exchange rates arising from investments denominated in currencies other than U.S. dollars. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates. Due to these risks, the funds could incur losses up to the entire contract amount, which may exceed the net unrealized value shown on the accompanying financial statements. On a daily basis, the funds value forward currency contracts based on the applicable exchange rates and record unrealized gains or losses. The funds record realized gains or losses at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency. Closed forward currency contracts that have not reached their expiration date are included in the respective receivables for sales or payables for purchases of investment securities in the statements of assets and liabilities.

Mortgage dollar rolls — The funds may enter into mortgage dollar roll transactions in which a fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Risks may arise due to the delayed payment date and the potential inability of counterparties to complete the transaction.

Loan transactions — The funds may enter into loan transactions in which a fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder’s portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan’s interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal. Risks may arise due to the delayed settlement date of the loan transaction and the ability of the agent and/or borrower to meet the obligations of the loan.

2. Risk factors

Investing in the funds may involve certain risks including, but not limited to, those described below.

The values of and the income generated by securities held by the funds may fluctuate in response to certain events, including, for example, those directly involving the companies whose securities are owned by the funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate fluctuations. In particular, growth-oriented, equity securities may involve large price swings and potential for loss. In addition, the stock prices of smaller companies may be more volatile than the prices of larger, more established companies.

The values of and the income generated by most debt securities held by the funds may be affected by changing market interest rates and by changes in effective maturities and credit ratings of these securities. For example, the values of debt securities in the funds’ portfolios generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem or “call” a security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality or longer maturity debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality or shorter maturity debt securities. In addition, there may be little trading in the secondary market for certain lower quality debt securities, which may adversely affect the fund’s ability to dispose of such securities.

Investments in securities issued by entities based outside the United States may be affected to a greater extent than investments in the United States by certain issues and events including, but not limited to, currency controls; different accounting, auditing, financial reporting and legal standards and practices in some countries; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. These risks may be heightened in connection with investments in developing countries. Investing in countries with developing economies and/or markets may involve risks in addition to and greater than those generally associated with developed countries such as less developed legal and accounting systems, government instability and smaller securities markets and trading volumes. The economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes.

Certain of the funds may invest in high-quality money market instruments such as commercial paper, commercial bank obligations, savings association obligations, U.S. or Canadian government securities, and short-term corporate bonds and notes with credit and liquidity enhancements. Changes in the credit quality of banks and financial institutions providing these enhancements could cause the funds to experience a loss and may affect its share price.

American Funds Insurance Series

3. Taxation and distributions

Federal income taxation — Each fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and each intends to distribute substantially all of its net taxable income and net capital gains each year. The funds are not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended December 31, 2008, none of the funds had a liability for any unrecognized tax benefits. Each fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statements of operations. During the period, none of the funds incurred any interest or penalties.

All of the funds, with the exception of Global Growth and Income Fund, International Growth and Income Fund and Global Bond Fund, are not subject to examination by U.S. federal tax authorities for years before 2005, nor by state tax authorities for years before 2004. Global Growth and Income Fund and Global Bond Fund were each launched in 2006; therefore, their only tax years, 2006 to 2008, remain open for examination by U.S. federal and state tax authorities. International Growth and Income Fund was launched in 2008; therefore, its only tax year, 2008, remains open for examination by U.S. federal and state tax authorities. The following funds are not subject to examination by tax authorities outside the U.S. for the years indicated: Global Small Capitalization Fund, International Fund and New World Fund for tax years before 2001; Global Growth Fund for tax years before 2002; Global Discovery Fund for tax years before 2004; Growth Fund for tax years before 2005; and Global Growth and Income Fund for tax years before 2007. All other funds are not subject to examination by tax authorities outside the U.S.

Non-U.S. taxation — Dividend and interest income is recorded net of non-U.S. taxes paid. Gains realized by the funds on the sale of securities in certain countries are subject to taxes in those countries. The funds record a liability based on unrealized gains to provide for potential taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; deferred expenses; cost of investments sold; paydowns on fixed-income securities; net capital losses; net operating losses; non-U.S. taxes on capital gains; amortization of premiums; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes.

Dividends from net investment income and currency gains and distributions from short-term net realized gains shown on the accompanying financial statements are considered ordinary income distributions for tax purposes. Distributions from long-term net realized gains on the accompanying financial statements are considered long-term capital gain distributions for tax purposes.

As indicated in the table on the following page, 12 funds had capital loss carryforwards available at December 31, 2008. These will be used to offset any capital gains realized by the funds in future years through the expiration dates. Those funds will not make distributions from capital gains while capital loss carryforwards remain.

American Funds Insurance Series

Additional tax basis disclosures are as follows:

	(dollars in thousands)

	Global Discovery Fund	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund	Blue Chip Income and Growth Fund	Global Growth and Income Fund

As of December 31, 2008:
Undistributed ordinary income	$568	$14,442	$—	$45,923	$17,347	$4,689	$14,522	$7,839
Post-October currency loss deferrals (realized during the period November 1, 2008, through December 31, 2008)*	(14)	(628)	—	(596)	—	(500)	—	(83)
Undistributed long-term capital gain	—	—	—	—	40,962	—	—	—
Post-October capital loss deferrals (realized during the period November 1, 2008, through December 31, 2008)*	(8,441)	(174,829)	(161,366)	(503,551)	(343,685)	(72,358)	(61,877)	(212,008)
Capital loss carryforwards expiring in 2016	(1,077)	(215,002)	(57,654)	(1,280,904)	—	(23,949)	(304,021)	(116,550)

Reclassification to (from) undistributed net investment income from (to) undistributed net realized gain	$(147)	$(3,089)	$2,016	$(503)	$(13,938)	$(4,458)	$(659)	$(1,499)
Reclassification to undistributed net investment income from capital paid in on shares of beneficial interest	—	—	12,091	—	—	—	—	—
Reclassification to undistributed net realized gain from capital paid in on shares of beneficial interest	—	—	161	—	—	—	—	—

Gross unrealized appreciation on investment securities	$3,174	$218,481	$107,586	$1,359,487	$337,307	$96,077	$153,462	$24,803
Gross unrealized depreciation on investment securities	(82,975)	(1,321,553)	(1,321,633)	(7,953,672)	(2,460,381)	(389,850)	(1,001,389)	(740,378)

Net unrealized depreciation on investment securities	$(79,801)	$(1,103,072)	$(1,214,047)	$(6,594,185)	$(2,123,074)	$(293,773)	$(847,927)	$(715,575)

Cost of investment securities	$228,020	$4,961,640	$3,253,880	$24,751,920	$8,893,163	$1,583,927	$3,663,948	$2,343,816

For footnote, please see end of table.

American Funds Insurance Series

	(dollars in thousands)

	Growth- Income Fund	International Growth and Income Fund	Asset Allocation Fund	Bond Fund	Global Bond Fund	High- Income Bond Fund	U.S. Government/ AAA-Rated Securities Fund	Cash Management Fund

As of December 31, 2008:
Undistributed ordinary income	$78,073	$77	$40,825	$54,562	$3,105	$17,500	$24,815	$1,961
Post-October currency loss deferrals (realized during the period November 1, 2008, through December 31, 2008)*	—	—	(1,417)	(37,270)	—	(345)	—	—
Undistributed long-term capital gain	—	—	—	—	—	—	3,455	—
Post-October capital loss deferrals (realized during the period November 1, 2008, through December 31, 2008)*	(554,442)	—	(79,461)	(50,772)	—	(23,501)	—	—

Capital loss carryforwards:
Expiring 2009	$—	—	$—	$—	$—	$(41,518)	—	—
Expiring 2010	—	—	—	—	—	(50,900)	—	—
Expiring 2011	—	—	—	—	—	(35,517)	—	—
Expiring 2016	(691,368)	—	(400,076)	(98,035)	(5,498)	(47,291)	—	—

	$(691,368)	—	$(400,076)	$(98,035)	$(5,498)	$(175,226)	—	—

Capital loss carryforwards utilized	—	—	—	—	—	—	$6,912	$1

Reclassification to (from) undistributed net investment income from (to) undistributed net realized gain	$(1,627)	$48	$(122)	$3,045	$10,888	$(253)	$271	$18

Gross unrealized appreciation on investment securities	$919,183	$1,110	$318,286	$143,613	$33,369	$12,029	$69,006	$125
Gross unrealized depreciation on investment securities	(6,552,744)	(52)	(1,761,042)	(946,906)	(62,557)	(434,942)	(23,164)	(116)

Net unrealized (depreciation) appreciation on investment securities	$(5,633,561)	$1,058	$(1,442,756)	$(803,293)	$(29,188)	$(422,913)	$45,842	$9

Cost of investment securities	$23,807,683	$13,442	$8,514,193	$6,550,752	$928,245	$1,531,615	$1,764,719	$1,215,210

*These deferrals are considered incurred in the subsequent year.

American Funds Insurance Series

4. Fees and transactions with related parties

Capital Research and Management Company (“CRMC”), the series’ investment adviser, is the parent company of American Funds Service Company® (“AFS”), the series’ transfer agent, and American Funds Distributors,® Inc. (“AFD”), the distributor of the series’ shares.

Investment advisory services — The Investment Advisory and Service Agreement between CRMC and the series provides for monthly fees accrued daily. These fees are based on annual rates that generally decrease as average net asset levels increase.

The board of trustees approved an amended agreement for Global Small Capitalization Fund, Growth Fund, New World Fund, Global Growth and Income Fund, Growth-Income Fund, Global Bond Fund and Cash Management Fund, effective January 1, 2009, that provides for reduced annual rates as reflected in the table below. During the year ended December 31, 2008, CRMC voluntarily reduced investment advisory services fees to the proposed rates for Cash Management Fund. In addition, CRMC waived a portion of its investment advisory services fees from September 1, 2004, through December 31, 2008. During the year ended December 31, 2008, total aggregate investment advisory services fees waived by CRMC were $35,636,000. As a result, the aggregate fees shown on the accompanying financial statements of $356,380,000 were reduced to $320,744,000. The range of rates and asset levels and the current annualized rates of average net assets for each fund, before and after the expense waiver, are as follows:

	Rates		Net asset level (in billions)		For the year ended December 31, 2008, before waiver	For the year ended December 31, 2008, after waiver

Fund	Beginning with	Ending with	Up to	In excess of

Global Discovery	.580%	.440%	$.5	$1.0	.58%	.52%
Global Growth	.690	.460	.6	5.0	.53	.48
Global Small Capitalization	.800	.635	.6	5.0	.71	.64
Growth	.500	.280	.6	34.0	.32	.29
International	.690	.430	.5	21.0	.49	.44
New World	.850	.620	.5	2.5	.76	.68
Blue Chip Income and Growth	.500	.370	.6	4.0	.42	.38
Global Growth and Income	.690	.480	.6	3.0	.59	.53
Growth-Income	.500	.219	.6	34.0	.27	.24
International Growth and Income	.690	.530	.5	1.0	.69 *	.62 *
Asset Allocation	.500	.250	.6	8.0	.31	.28
Bond	.480	.340	.6	5.0	.39	.35
Global Bond	.570	.500	1.0	1.0	.57	.51
High-Income Bond	.500	.420	.6	2.0	.47	.43
U.S. Government/AAA-Rated Securities	.460	.340	.6	2.0	.42	.38
Cash Management	.320	.290	1.0	1.0	.32	.29

*Annualized ratios based on activity during the period November 18, 2008, commencement of operations, through December 31, 2008.

Transfer agent services — The aggregate fee of $66,000 was incurred during the year ended December 31, 2008, pursuant to an agreement with AFS. Under this agreement, the series compensates AFS for transfer agent services, including shareholder record-keeping, communications and transaction processing.

American Funds Insurance Series

Trustees’ deferred compensation — Since the adoption of the deferred compensation plan in 1993, trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the funds, are treated as if invested in one or more of the American Funds. These amounts represent general, unsecured liabilities of the funds and vary according to the total returns of the selected funds. Trustees’ compensation on the accompanying financial statements includes current fees (either paid in cash or deferred) and a net decrease in the value of the deferred amounts as follows:

			(dollars in thousands)

Fund	Current fees		Decrease in value of deferred amounts

Global Discovery	$2		$(1)
Global Growth	38		(21)
Global Small Capitalization	24		(11)
Growth	221		(335)
International	82		(145)
New World	13		(3)
Blue Chip Income and Growth	24		(10)
Global Growth and Income	15		— *
Growth-Income	209		(378)
International Growth and Income	—	*	—
Asset Allocation	70		(90)
Bond	41		(21)
Global Bond	5		— *
High-Income Bond	11		(34)
U.S. Government/AAA-Rated Securities	8		(27)
Cash Management	6		(14)

*Amount less than one thousand.

Affiliated officers and trustees — Officers and certain trustees of the series are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or trustees received any compensation directly from the series.

5. Distribution services

The series has adopted plans of distribution for Classes 2 and 3 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for annual expenses, based on average daily net assets, of 0.25% for Class 2 and 0.18% for Class 3 to pay service fees to firms that have entered into agreements with the series. During the year ended December 31, 2008, distribution expenses under the plans for the series aggregated $185,539,000 for Class 2 and $1,564,000 for Class 3. Class 1 shares have not adopted a plan of distribution.

6. Disclosure of fair value measurements

The series adopted the Statement of Financial Accounting Standards No. 157 (“FAS 157”), Fair Value Measurements, on January 1, 2008. FAS 157 requires the funds to classify their assets and liabilities based on valuation method using three levels. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the funds’ determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk associated with the underlying investment. For example, U.S. government securities are generally high quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

American Funds Insurance Series

The following table presents the funds’ valuation levels as of December 31, 2008 (dollars in thousands):

	Global Discovery Fund	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund	Blue Chip Income and Growth Fund	Global Growth and Income Fund

Investment securities:
Level 1 — Quoted prices	$85,836	$1,240,310	$829,457	$14,673,393	$650,457	$282,129	$2,557,597	$675,796
Level 2 — Other significant observable inputs	62,383	2,594,714	1,196,715	3,446,822	6,112,709	1,002,150	258,424	939,094
Level 3 — Significant unobservable inputs	—	23,544	13,661	37,520	6,923	5,875	—	13,351

Total	$148,219	$3,858,568	$2,039,833	$18,157,735	$6,770,089	$1,290,154	$2,816,021	$1,628,241

Investment securities trading outside the U.S.[1]	$46,066	$1,867,716	$819,785	$1,421,384	$5,212,423	$590,524	—	$547,828

Forward currency contracts[2]:
Level 2 — Other significant observable inputs	—	—	—	—	—	$20	—	—

	Growth- Income Fund	International Growth and Income Fund	Asset Allocation Fund	Bond Fund	Global Bond Fund	High-Income Bond Fund	U.S. Government/ AAA-Rated Securities Fund	Cash Management Fund

Investment securities:
Level 1 — Quoted prices	$14,304,035	$777	$4,287,518	$25,821	$—	$3,971	$—	$—
Level 2 — Other significant observable inputs	3,870,087	13,723	2,745,919	5,680,147	896,720	1,078,667	1,800,973	1,215,219
Level 3 — Significant unobservable inputs	—	—	38,000	41,491	2,337	26,064	9,588	—

Total	$18,174,122	$14,500	$7,071,437	$5,747,459	$899,057	$1,108,702	$1,810,561	$1,215,219

Investment securities trading outside the U.S.[1]	$1,366,798	$9,402	$204,413	—	—	—	—	—

Forward currency contracts[2]:
Level 2 — Other significant observable inputs	—	—	$(1,120)	$(8,498)	$1,723	$(84)	—	—

The following table reconciles the valuation of the funds’ Level 3 investment securities and related transactions during the year ended December 31, 2008 (dollars in thousands):

	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund	Blue Chip Income and Growth Fund	Global Growth and Income Fund

Beginning value at 1/1/2008	$7,120	$7,795	$85,603	$8,540	$—	$—	$—
Net purchases	—	—	42,138	—	—	4,200	—
Net unrealized depreciation[3]	(477)	(6,215)	(40,958)	(1,617)	(1,805)	(4,200)	(3,960)
Net transfers into (out of) Level 3	16,901	12,081	(49,263)	—	7,680	—	17,311

Ending value at 12/31/2008	$23,544	$13,661	$37,520	$6,923	$5,875	$—	$13,351

Net unrealized depreciation during the period on Level 3 investment securities held at 12/31/2008	$(477)	$(5,414)	$(35,621)	$(1,617)	$(1,805)	$(4,200)	(3,960)

[1]

Represents certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading; therefore, these amounts were classified as Level 2 instead of Level 1 in the above chart.

[2]	Net unrealized appreciation (depreciation) on forward currency contracts is not included in the summary investment portfolio.

[3]	Net unrealized depreciation is included in the related amounts on investments in the statements of operations.

American Funds Insurance Series

The following table reconciles the valuation of the funds’ Level 3 investment securities and related transactions during the year ended December 31, 2008 (dollars in thousands):

	Growth- Income Fund	Asset Allocation Fund	Bond Fund	Global Bond Fund	High-Income Bond Fund	U.S. Government/ AAA-Rated Securities Fund
Beginning value at 1/1/2008	$—	$57,405	$29,355	$885	$17,514	$8,677
Net purchases (sales)	112,000	(2,859)	4,996	(96)	(1,344)	(61)
Net realized loss*	—	(14,803)	—	(9)	(997)	—
Net unrealized (depreciation) appreciation*	(112,000)	9,149	(1,424)	(126)	(8,063)	(396)
Net transfers into (out of) Level 3	—	(10,892)	8,564	1,683	18,954	1,368
Ending value at 12/31/2008	$—	$38,000	$41,491	$2,337	$26,064	$9,588

Net unrealized depreciation during the period on Level 3 investment securities held at 12/31/2008	$(112,000)	$(2,177)	$(449)	—	$(8,629)	$(321)

* Net realized loss and net unrealized (depreciation) appreciation are included in the related amounts on investments in the statements of operations.

7. Investment transactions and other disclosures

As of December 31, 2008, New World Fund, Asset Allocation Fund, Bond Fund, Global Bond Fund and High-Income Bond Fund had open forward currency contracts to purchase or sell currencies as follows:

				(amounts in thousands)
		Contract amount		U.S. valuation at December 31, 2008
Fund		Receive	Deliver	Amount	Unrealized appreciation (depreciation)
Purchases:
Bond	Australian dollars, expiring 1/29/2009	A$18,779	$12,500	$13,312	$812
Bond	Canadian dollars, expiring 1/12/2009	C$15,409	12,500	12,637	137
Bond	New Zealand dollars, expiring 1/29/2009	NZ$22,707	12,500	13,287	787
Global Bond	Australian dollars, expiring 1/29/2009	A$12,769	8,500	9,052	552
Global Bond	Canadian dollars, expiring 1/12/2009	C$10,478	8,500	8,593	93
Global Bond	Euros, expiring 1/7–1/30/2009	€26,476	35,145	36,869	1,724
Global Bond	Japanese yen, expiring 1/9–2/12/2009	¥9,328,589	102,733	102,692	(41)
Global Bond	New Turkish liras, expiring 1/28/2009	TRY2,760	1,750	1,777	27
Global Bond	New Zealand dollars, expiring 1/29/2009	NZ$9,083	5,000	5,315	315
Sales:
New World	Czech korunas, expiring 1/16/2009	$188	CZK3,600	187	1
New World	Polish zloty, expiring 1/16/2009	526	PLN1,500	507	19
Asset Allocation	Euros, expiring 1/12–1/26/2009	11,759	€9,250	12,879	(1,120)
Bond	Australian dollars, expiring 1/13–1/27/2009	3,775	A$13,235	4,218	(443)
Bond	British pounds, expiring 1/9–1/27/2009	10,043	£6,122	9,350	693
Bond	Euros, expiring 1/14–2/5/2009	231,526	€173,721	241,873	(10,347)
Bond	Israeli shekels, expiring 1/23/2009	—	ILS45,206	(216)	216
Bond	Japanese yen, expiring 1/15–1/29/2009	50,508	¥4,620,539	50,861	(353)
Global Bond	Australian dollars, expiring 1/12–1/27/2009	5,565	A$8,380	5,951	(386)
Global Bond	British pounds, expiring 1/7–1/27/2009	18,972	£12,605	18,324	648
Global Bond	Euros, expiring 1/9–2/10/2009	31,981	€23,720	33,024	(1,043)
Global Bond	Israeli shekels, expiring 1/8/2009	3,428	ILS13,595	3,594	(166)
High-Income Bond	Euros, expiring 1/26/2009	821	€650	905	(84)

American Funds Insurance Series

The following table presents additional information for the year ended December 31, 2008:

							(dollars in thousands)
	Global Discovery Fund	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund	Blue Chip Income and Growth Fund	Global Growth and Income Fund
Purchases of investment securities*	$118,698	$2,545,429	$1,623,307	$7,999,015	$4,957,592	$675,314	$1,005,434	$1,455,824
Sales of investment securities*	94,336	1,628,342	1,389,434	6,313,842	4,521,135	507,685	840,203	627,475
Non-U.S. taxes paid on dividend income	312	9,915	2,950	9,566	32,580	3,975	793	3,970
Non-U.S. taxes paid on realized gains	—	853	995	—	—	84	—	—
Dividends from affiliated issuers	—	—	3,656	7,626	—	—	—	968
Net realized loss from affiliated issuers	—	—	(11,159)	(98,906)	—	—	—	—

							(dollars in thousands)
	Growth- Income Fund	International Growth and Income Fund†	Asset Allocation Fund	Bond Fund	Global Bond Fund	High-Income Bond Fund	U.S. Government/ AAA-Rated Securities Fund	Cash Management Fund
Purchases of investment securities*	$7,833,603	$9,201	$4,073,043	$3,418,571	$1,092,336	$307,100	$1,119,139	$7,177,416
Sales of investment securities*	6,952,754	—	2,572,702	1,973,890	552,981	296,447	495,836	6,545,646
Non-U.S. taxes paid on dividend income	10,598	1	1,390	—	—	—	—	—
Non-U.S. taxes paid on interest income	—	—	1	132	87	5	—	—
Net realized gain from affiliated issuers	—	—	12,808	—	—	—	—	—

*	Excludes short-term securities, except for Cash Management Fund, and U.S. government obligations, if any.

†	For the period November 18, 2008, commencement of operations, through December 31, 2008.

American Funds Insurance Series

Financial highlights1

		(Loss) income from investment operations[2]			Dividends and distributions					Net assets, end of period (in millions)	Ratio of expenses to average net assets before waiver	Ratio of expenses to average net assets after waiver[3]	Ratio of net income (loss) to average net assets[3]

Period ended	Net asset value, beginning of period	Net investment income (loss)	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3]

Global Discovery Fund

Class 1
12/31/08	$14.09	$.15	$(6.37)	$(6.22)	$(.12)	$(.30)	$(.42)	$7.45	(45.02)%	$18.60%		.55%	1.33%
12/31/07	13.05	.17	2.07	2.24	(.16)	(1.04)	(1.20)	14.09	17.55	35.60		.54	1.25
12/31/06	11.63	.15	1.89	2.04	(.13)	(.49)	(.62)	13.05	17.66	28.62		.56	1.19
12/31/05	10.79	.14	1.05	1.19	(.11)	(.24)	(.35)	11.63	11.07	22.61		.56	1.27
12/31/04	9.94	.08	.98	1.06	(.09)	(.12)	(.21)	10.79	10.72	20.61		.60	.81
Class 2
12/31/08	14.02	.12	(6.32)	(6.20)	(.09)	(.30)	(.39)	7.43	(45.09)	131.85		.80	1.08
12/31/07	13.00	.14	2.05	2.19	(.13)	(1.04)	(1.17)	14.02	17.22	240.85		.79	.98
12/31/06	11.59	.11	1.89	2.00	(.10)	(.49)	(.59)	13.00	17.41	151.87		.81	.94
12/31/05	10.76	.11	1.05	1.16	(.09)	(.24)	(.33)	11.59	10.80	89.86		.81	1.04
12/31/04	9.92	.06	.97	1.03	(.07)	(.12)	(.19)	10.76	10.43	51.86		.85	.60

Global Growth Fund

Class 1
12/31/08	$25.15	$.47	$(9.50)	$(9.03)	$(.41)	$(1.75)	$(2.16)	$13.96	(38.23)%	$675.55%		.50%	2.37%
12/31/07	23.44	.51	2.98	3.49	(.76)	(1.02)	(1.78)	25.15	15.16	684.55		.50	2.06
12/31/06	19.63	.41	3.62	4.03	(.22)	—	(.22)	23.44	20.73	278.58		.53	1.95
12/31/05	17.31	.28	2.19	2.47	(.15)	—	(.15)	19.63	14.37	206.62		.57	1.56
12/31/04	15.30	.18	1.92	2.10	(.09)	—	(.09)	17.31	13.80	202.65		.64	1.15
Class 2
12/31/08	25.00	.42	(9.43)	(9.01)	(.36)	(1.75)	(2.11)	13.88	(38.39)	3,198.80		.75	2.12
12/31/07	23.29	.45	2.95	3.40	(.67)	(1.02)	(1.69)	25.00	14.85	5,180.80		.75	1.84
12/31/06	19.52	.36	3.59	3.95	(.18)	—	(.18)	23.29	20.43	4,015.83		.78	1.71
12/31/05	17.23	.23	2.18	2.41	(.12)	—	(.12)	19.52	14.07	2,617.87		.82	1.30
12/31/04	15.25	.14	1.91	2.05	(.07)	—	(.07)	17.23	13.49	1,796.90		.89	.92

Global Small Capitalization Fund

Class 1
12/31/08	$27.20	$.19	$(13.33)	$(13.14)	$—	$(2.88)	$(2.88)	$11.18	(53.39)%	$306.74%		.67%	1.01%
12/31/07	24.87	.12	5.27	5.39	(.90)	(2.16)	(3.06)	27.20	21.73	369.73		.66	.45
12/31/06	21.29	.19	4.74	4.93	(.14)	(1.21)	(1.35)	24.87	24.35	247.77		.69	.82
12/31/05	17.14	.13	4.23	4.36	(.21)	—	(.21)	21.29	25.66	231.79		.73	.72
12/31/04	14.15	.02	2.97	2.99	—	—	—	17.14	21.13	193.81		.80	.15
Class 2
12/31/08	26.95	.14	(13.18)	(13.04)	—	(2.88)	(2.88)	11.03	(53.52)	1,748.99		.92	.70
12/31/07	24.64	.05	5.22	5.27	(.80)	(2.16)	(2.96)	26.95	21.43	3,975.98		.91	.20
12/31/06	21.12	.14	4.70	4.84	(.11)	(1.21)	(1.32)	24.64	24.05	2,927	1.02	.94	.61
12/31/05	17.02	.09	4.19	4.28	(.18)	—	(.18)	21.12	25.35	1,977	1.04	.97	.49
12/31/04	14.08	(.01)	2.95	2.94	—	—	—	17.02	20.88	1,198	1.06	1.05	(.07)

For footnotes, please see end of table.

American Funds Insurance Series

		(Loss) income from investment operations[2]			Dividends and distributions

Period ended	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waiver		Ratio of expenses to average net assets after waiver[3]	Ratio of net income to average net assets[3]

Growth Fund

Class 1
12/31/08	$67.22	$.63	$(27.52)	$(26.89)	$(.56)	$(6.26)	$(6.82)	$33.51	(43.83)%	$4,768.33%			.30%	1.23%
12/31/07	64.51	.68	7.44	8.12	(.68)	(4.73)	(5.41)	67.22	12.64	5,051.33			.30	1.00
12/31/06	59.36	.70	5.46	6.16	(.63)	(.38)	(1.01)	64.51	10.48	3,503.34			.31	1.14
12/31/05	51.39	.46	8.00	8.46	(.49)	—	(.49)	59.36	16.50	3,709.35			.32	.87
12/31/04	45.74	.32	5.51	5.83	(.18)	—	(.18)	51.39	12.75	3,744.36			.36	.68
Class 2
12/31/08	66.72	.50	(27.27)	(26.77)	(.42)	(6.26)	(6.68)	33.27	(43.97)	13,383.58			.55	.95
12/31/07	64.08	.50	7.39	7.89	(.52)	(4.73)	(5.25)	66.72	12.35	25,359.58			.55	.74
12/31/06	58.98	.54	5.43	5.97	(.49)	(.38)	(.87)	64.08	10.22	23,122.59			.56	.89
12/31/05	51.10	.34	7.92	8.26	(.38)	—	(.38)	58.98	16.19	18,343.60			.57	.64
12/31/04	45.50	.23	5.45	5.68	(.08)	—	(.08)	51.10	12.50	12,055.61			.61	.50
Class 3
12/31/08	67.21	.54	(27.50)	(26.96)	(.45)	(6.26)	(6.71)	33.54	(43.93)	198.51			.48	1.02
12/31/07	64.50	.55	7.45	8.00	(.56)	(4.73)	(5.29)	67.21	12.44	425.51			.48	.81
12/31/06	59.34	.59	5.46	6.05	(.51)	(.38)	(.89)	64.50	10.29	451.52			.49	.95
12/31/05	51.38	.37	7.98	8.35	(.39)	—	(.39)	59.34	16.28	499.53			.50	.69
12/31/04[4]	47.74	.24	3.50	3.74	(.10)	—	(.10)	51.38	7.85	516.54		[5]	.53 [5]	.54 [5]

International Fund

Class 1
12/31/08	$24.81	$.43	$(9.88)	$(9.45)	$(.40)	$(2.74)	$(3.14)	$12.22	(42.01)%	$1,864.52%			.48%	2.42%
12/31/07	22.01	.43	3.95	4.38	(.41)	(1.17)	(1.58)	24.81	20.30	1,708.52			.47	1.82
12/31/06	18.96	.41	3.21	3.62	(.38)	(.19)	(.57)	22.01	19.33	1,648.54			.49	1.99
12/31/05	15.82	.32	3.11	3.43	(.29)	—	(.29)	18.96	21.75	1,599.57			.52	1.92
12/31/04	13.41	.22	2.41	2.63	(.22)	—	(.22)	15.82	19.66	1,495.60			.59	1.54
Class 2
12/31/08	24.72	.41	(9.85)	(9.44)	(.35)	(2.74)	(3.09)	12.19	(42.12)	4,901.77			.72	2.16
12/31/07	21.94	.36	3.94	4.30	(.35)	(1.17)	(1.52)	24.72	20.02	9,719.77			.72	1.55
12/31/06	18.92	.35	3.20	3.55	(.34)	(.19)	(.53)	21.94	18.98	7,260.79			.74	1.72
12/31/05	15.79	.28	3.11	3.39	(.26)	—	(.26)	18.92	21.50	4,790.82			.77	1.64
12/31/04	13.39	.18	2.41	2.59	(.19)	—	(.19)	15.79	19.32	2,752.84			.83	1.27
Class 3
12/31/08	24.80	.43	(9.90)	(9.47)	(.36)	(2.74)	(3.10)	12.23	(42.10)	57.70			.65	2.25
12/31/07	22.00	.39	3.94	4.33	(.36)	(1.17)	(1.53)	24.80	20.10	123.70			.65	1.64
12/31/06	18.96	.37	3.20	3.57	(.34)	(.19)	(.53)	22.00	19.07	120.72			.67	1.81
12/31/05	15.82	.29	3.11	3.40	(.26)	—	(.26)	18.96	21.54	116.75			.70	1.74
12/31/04[4]	13.76	.20	2.05	2.25	(.19)	—	(.19)	15.82	16.45	115.77		[5]	.77 [5]	1.45 [5]

New World Fund

Class 1
12/31/08	$25.88	$.43	$(10.68)	$(10.25)	$(.36)	$(1.70)	$(2.06)	$13.57	(42.20)%	$253.81%			.73%	2.18%
12/31/07	21.56	.46	6.25	6.71	(.83)	(1.56)	(2.39)	25.88	32.53	261.82			.74	1.92
12/31/06	16.67	.41	4.95	5.36	(.32)	(.15)	(.47)	21.56	32.88	126.88			.80	2.19
12/31/05	13.96	.33	2.58	2.91	(.20)	—	(.20)	16.67	21.10	88.92			.85	2.22
12/31/04	11.99	.23	2.01	2.24	(.27)	—	(.27)	13.96	19.07	63.93			.92	1.81
Class 2
12/31/08	25.69	.40	(10.62)	(10.22)	(.30)	(1.70)	(2.00)	13.47	(42.37)	1,044	1.06		.98	1.94
12/31/07	21.40	.40	6.20	6.60	(.75)	(1.56)	(2.31)	25.69	32.21	1,875	1.07		.99	1.69
12/31/06	16.56	.36	4.92	5.28	(.29)	(.15)	(.44)	21.40	32.59	1,175	1.13		1.05	1.93
12/31/05	13.89	.29	2.56	2.85	(.18)	—	(.18)	16.56	20.74	677	1.17		1.10	1.97
12/31/04	11.94	.19	2.01	2.20	(.25)	—	(.25)	13.89	18.80	373	1.18		1.17	1.57

American Funds Insurance Series

		(Loss) income from investment operations[2]			Dividends and distributions								Ratio of expenses to average net assets after waiver[3]	Ratio of net income to average net assets[3]

Period ended	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waiver

Blue Chip Income and Growth Fund

Class 1
12/31/08	$11.53	$.22	$(4.22)	$(4.00)	$(.21)	$(.65)	$(.86)	$6.67	(36.30)%	$220.43%			.39%	2.48%
12/31/07	11.97	.24	.07	.31	(.36)	(.39)	(.75)	11.53	2.25	143.42			.38	1.95
12/31/06	10.91	.20	1.63	1.83	(.16)	(.61)	(.77)	11.97	17.73	159.43			.39	1.75
12/31/05	10.26	.18	.59	.77	(.12)	—	(.12)	10.91	7.57	135.45			.41	1.73
12/31/04	9.41	.15	.78	.93	(.08)	—	(.08)	10.26	9.94	129.46			.46	1.60
Class 2
12/31/08	11.45	.19	(4.18)	(3.99)	(.19)	(.65)	(.84)	6.62	(36.50)	2,602.68			.64	2.10
12/31/07	11.87	.21	.07	.28	(.31)	(.39)	(.70)	11.45	2.03	4,274.67			.63	1.70
12/31/06	10.83	.17	1.61	1.78	(.13)	(.61)	(.74)	11.87	17.42	3,937.68			.64	1.50
12/31/05	10.20	.15	.58	.73	(.10)	—	(.10)	10.83	7.24	3,029.70			.66	1.48
12/31/04	9.36	.13	.78	.91	(.07)	—	(.07)	10.20	9.74	2,349.71			.70	1.37

Global Growth and Income Fund

Class 1
12/31/08	$11.78	$.28	$(5.09)	$(4.81)	$(.22)	$(.07)	$(.29)	$6.68	(41.06)%	$95.62%			.56%	3.00%
12/31/07	10.98	.28	1.14	1.42	(.22)	(.40)	(.62)	11.78	13.04	79.71			.58	2.37
12/31/06[6]	10.00	.14	.91	1.05	(.07)	—	(.07)	10.98	10.49	45.72		[5]	.65 [5]	2.10 [5]
Class 2
12/31/08	11.75	.26	(5.07)	(4.81)	(.20)	(.07)	(.27)	6.67	(41.17)	1,529.86			.81	2.73
12/31/07	10.97	.25	1.13	1.38	(.20)	(.40)	(.60)	11.75	12.67	1,997.96			.83	2.11
12/31/06[6]	10.00	.11	.92	1.03	(.06)	—	(.06)	10.97	10.30	638	.97[5]		.90 [5]	1.64 [5]

Growth-Income Fund

Class 1
12/31/08	$42.52	$.69	$(15.91)	$(15.22)	$(.69)	$(2.36)	$(3.05)	$24.25	(37.68)%	$5,034.28%			.25%	2.03%
12/31/07	42.43	.80	1.51	2.31	(.77)	(1.45)	(2.22)	42.52	5.32	5,618.27			.25	1.82
12/31/06	38.31	.77	5.03	5.80	(.72)	(.96)	(1.68)	42.43	15.51	3,759.28			.25	1.92
12/31/05	36.81	.62	1.61	2.23	(.58)	(.15)	(.73)	38.31	6.08	3,825.29			.27	1.68
12/31/04	33.61	.48	3.09	3.57	(.37)	—	(.37)	36.81	10.66	4,213.31			.30	1.39
Class 2
12/31/08	42.26	.60	(15.80)	(15.20)	(.59)	(2.36)	(2.95)	24.11	(37.85)	13,046.53			.50	1.75
12/31/07	42.19	.68	1.50	2.18	(.66)	(1.45)	(2.11)	42.26	5.04	23,243.52			.50	1.57
12/31/06	38.12	.67	4.99	5.66	(.63)	(.96)	(1.59)	42.19	15.20	22,688.53			.50	1.67
12/31/05	36.64	.53	1.60	2.13	(.50)	(.15)	(.65)	38.12	5.83	17,608.54			.52	1.44
12/31/04	33.48	.41	3.06	3.47	(.31)	—	(.31)	36.64	10.37	13,105.56			.55	1.19
Class 3
12/31/08	42.51	.64	(15.90)	(15.26)	(.62)	(2.36)	(2.98)	24.27	(37.78)	205.46			.43	1.83
12/31/07	42.42	.73	1.50	2.23	(.69)	(1.45)	(2.14)	42.51	5.12	405.45			.43	1.64
12/31/06	38.31	.70	5.01	5.71	(.64)	(.96)	(1.60)	42.42	15.30	458.46			.43	1.74
12/31/05	36.80	.56	1.61	2.17	(.51)	(.15)	(.66)	38.31	5.88	471.47			.45	1.50
12/31/04[4]	34.64	.41	2.07	2.48	(.32)	—	(.32)	36.80	7.18	537.49		[5]	.48 [5]	1.24 [5]

International Growth and Income Fund

Class 1
12/31/08[7]	$10.00	$.01	$.92	$.93	$(.01)	—	$(.01)	$10.92	9.28%	$12.09%			.08%	.14%
Class 2
12/31/08[7]	10.00	.01	.92	.93	(.01)	—	(.01)	10.92	9.27	4.11			.11	.05

For footnotes, please see end of table.

American Funds Insurance Series

		(Loss) income from investment operations[2]			Dividends and distributions

Period ended	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waiver	Ratio of expenses to average net assets after waiver[3]	Ratio of net income to average net assets[3]

Asset Allocation Fund

Class 1
12/31/08	$18.51	$.47	$(5.70)	$(5.23)	$(.45)	$(.67)	$(1.12)	$12.16	(29.30)%	$2,243.32%		.29%	2.98%
12/31/07	18.34	.51	.75	1.26	(.45)	(.64)	(1.09)	18.51	6.82	1,927.32		.29	2.69
12/31/06	16.56	.47	1.97	2.44	(.43)	(.23)	(.66)	18.34	14.96	1,079.33		.30	2.67
12/31/05	15.49	.41	1.05	1.46	(.39)	—	(.39)	16.56	9.45	879.35		.32	2.57
12/31/04	14.58	.39	.84	1.23	(.32)	—	(.32)	15.49	8.50	899.38		.37	2.64
Class 2
12/31/08	18.39	.43	(5.66)	(5.23)	(.41)	(.67)	(1.08)	12.08	(29.51)	4,822.57		.54	2.70
12/31/07	18.23	.47	.74	1.21	(.41)	(.64)	(1.05)	18.39	6.55	7,308.57		.54	2.45
12/31/06	16.47	.42	1.96	2.38	(.39)	(.23)	(.62)	18.23	14.66	6,362.58		.55	2.42
12/31/05	15.42	.37	1.04	1.41	(.36)	—	(.36)	16.47	9.14	5,120.60		.57	2.31
12/31/04	14.51	.36	.84	1.20	(.29)	—	(.29)	15.42	8.34	3,797.62		.62	2.42
Class 3
12/31/08	18.50	.44	(5.68)	(5.24)	(.42)	(.67)	(1.09)	12.17	(29.39)	41.50		.47	2.77
12/31/07	18.34	.48	.74	1.22	(.42)	(.64)	(1.06)	18.50	6.56	71.50		.47	2.52
12/31/06	16.56	.44	1.97	2.41	(.40)	(.23)	(.63)	18.34	14.75	76.51		.48	2.49
12/31/05	15.49	.38	1.05	1.43	(.36)	—	(.36)	16.56	9.26	76.53		.50	2.39
12/31/04[4]	14.85	.36	.58	.94	(.30)	—	(.30)	15.49	6.38	81.55 [5]		.55 [5]	2.50 [5]

Bond Fund

Class 1
12/31/08	$11.14	$.61	$(1.64)	$(1.03)	$(.63)	$(.03)	$(.66)	$9.45	(9.16)%	$2,090.40%		.36%	5.84%
12/31/07	11.64	.65	(.24)	.41	(.91)	—	(.91)	11.14	3.66	436.41		.37	5.59
12/31/06	11.31	.63	.17	.80	(.47)	—	(.47)	11.64	7.31	230.43		.39	5.54
12/31/05	11.57	.60	(.40)	.20	(.46)	—	(.46)	11.31	1.77	182.44		.40	5.30
12/31/04	11.34	.56	.10	.66	(.43)	—	(.43)	11.57	6.04	195.45		.44	4.94
Class 2
12/31/08	11.03	.59	(1.63)	(1.04)	(.60)	(.03)	(.63)	9.36	(9.35)	3,432.65		.61	5.53
12/31/07	11.53	.61	(.24)	.37	(.87)	—	(.87)	11.03	3.33	4,679.66		.62	5.34
12/31/06	11.22	.60	.16	.76	(.45)	—	(.45)	11.53	6.99	3,374.68		.64	5.29
12/31/05	11.48	.57	(.39)	.18	(.44)	—	(.44)	11.22	1.59	2,312.69		.65	5.06
12/31/04	11.27	.53	.09	.62	(.41)	—	(.41)	11.48	5.72	1,759.70		.69	4.68

Global Bond Fund

Class 1
12/31/08	$10.83	$.48	$(.09)	$.39	$(.54)	$— [8]	$(.54)	$10.68	3.60%	$111.59%		.53%	4.36%
12/31/07	10.18	.49	.47	.96	(.31)	—	(.31)	10.83	9.54	28.61		.55	4.61
12/31/06[9]	10.00	.10	.15	.25	(.07)	—	(.07)	10.18	2.52	12.15		.13	1.00
Class 2
12/31/08	10.81	.44	(.07)	.37	(.52)	— [8]	(.52)	10.66	3.48	802.84		.79	4.06
12/31/07	10.17	.47	.47	.94	(.30)	—	(.30)	10.81	9.23	279.86		.80	4.41
12/31/06[10]	10.00	.06	.18	.24	(.07)	—	(.07)	10.17	1.99	15.13		.12	.60

American Funds Insurance Series

		(Loss) income from investment operations[2]			Dividends and distributions								Ratio of expenses to average net assets after waiver[3]		Ratio of net income to average net assets[3]

Period ended	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waiver

High-Income Bond Fund

Class 1
12/31/08	$11.65	$.87	$(3.64)	$(2.77)	$(.83)	—	$(.83)	$8.05	(23.74)%	$340.48%			.43%		8.22%
12/31/07	12.90	.95	(.72)	.23	(1.48)	—	(1.48)	11.65	1.62	308.48			.44		7.41
12/31/06	12.41	.92	.37	1.29	(.80)	—	(.80)	12.90	10.89	293.49			.45		7.36
12/31/05	12.89	.85	(.55)	.30	(.78)	—	(.78)	12.41	2.46	309.50			.46		6.76
12/31/04	12.54	.84	.32	1.16	(.81)	—	(.81)	12.89	9.83	364.50			.50		6.74
Class 2
12/31/08	11.55	.84	(3.60)	(2.76)	(.80)	—	(.80)	7.99	(23.84)	780.73			.68		7.92
12/31/07	12.79	.91	(.72)	.19	(1.43)	—	(1.43)	11.55	1.33	996.73			.69		7.17
12/31/06	12.32	.89	.36	1.25	(.78)	—	(.78)	12.79	10.59	832.74			.70		7.12
12/31/05	12.81	.81	(.55)	.26	(.75)	—	(.75)	12.32	2.20	590.75			.71		6.55
12/31/04	12.47	.81	.32	1.13	(.79)	—	(.79)	12.81	9.59	444.75			.74		6.48
Class 3
12/31/08	11.65	.86	(3.64)	(2.78)	(.80)	—	(.80)	8.07	(23.76)	18.66			.61		7.96
12/31/07	12.88	.92	(.72)	.20	(1.43)	—	(1.43)	11.65	1.40	28.66			.62		7.21
12/31/06	12.39	.90	.36	1.26	(.77)	—	(.77)	12.88	10.66	34.67			.63		7.19
12/31/05	12.87	.82	(.55)	.27	(.75)	—	(.75)	12.39	2.25	37.68			.64		6.58
12/31/04[4]	12.79	.78	.11	.89	(.81)	—	(.81)	12.87	7.52	46.68		[5]	.68	[5]	6.57	[5]

U.S. Government/AAA-Rated Securities Fund

Class 1
12/31/08	$11.73	$.50	$.41	$.91	$(.35)	—	$(.35)	$12.29	7.84%	$496.43%			.38%		4.17%
12/31/07	11.87	.58	.20	.78	(.92)	—	(.92)	11.73	6.83	211.46			.41		4.83
12/31/06	11.91	.55	(.10)	.45	(.49)	—	(.49)	11.87	3.95	218.47			.42		4.64
12/31/05	12.07	.48	(.16)	.32	(.48)	—	(.48)	11.91	2.70	252.47			.43		3.99
12/31/04	12.24	.45	(.03)	.42	(.59)	—	(.59)	12.07	3.58	286.47			.46		3.68
Class 2
12/31/08	11.65	.47	.41	.88	(.33)	—	(.33)	12.20	7.63	1,219.68			.64		3.93
12/31/07	11.79	.54	.19	.73	(.87)	—	(.87)	11.65	6.49	597.71			.66		4.58
12/31/06	11.83	.51	(.09)	.42	(.46)	—	(.46)	11.79	3.75	402.72			.67		4.40
12/31/05	12.00	.45	(.16)	.29	(.46)	—	(.46)	11.83	2.41	341.72			.68		3.75
12/31/04	12.17	.41	(.03)	.38	(.55)	—	(.55)	12.00	3.30	285.72			.71		3.42
Class 3
12/31/08	11.74	.48	.41	.89	(.33)	—	(.33)	12.30	7.66	33.61			.57		4.03
12/31/07	11.86	.55	.20	.75	(.87)	—	(.87)	11.74	6.63	29.64			.59		4.65
12/31/06	11.89	.52	(.09)	.43	(.46)	—	(.46)	11.86	3.80	32.65			.60		4.45
12/31/05	12.05	.46	(.16)	.30	(.46)	—	(.46)	11.89	2.50	39.65			.61		3.81
12/31/04[4]	12.34	.41	(.11)	.30	(.59)	—	(.59)	12.05	2.58	43.65		[5]	.65	[5]	3.51	[5]

For footnotes, please see end of table.

American Funds Insurance Series

		Income from investment operations[2]				Dividends and distributions

Period ended	Net asset value, beginning of period	Net investment income	Net gains on securities (both realized and unrealized)		Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waiver	Ratio of expenses to average net assets after waiver[3]	Ratio of net income to average net assets[3]

Cash Management Fund

Class 1
12/31/08	$11.40	$.24	$	—[8]	$.24	$(.20)	—	$(.20)	$11.44	2.15%	$158.32%		.29%	2.07%
12/31/07	11.62	.57		—[8]	.57	(.79)	—	(.79)	11.40	4.95	112.33		.30	4.88
12/31/06	11.31	.54		—[8]	.54	(.23)	—	(.23)	11.62	4.81	98.33		.30	4.74
12/31/05	11.09	.33		—[8]	.33	(.11)	—	(.11)	11.31	2.97	75.33		.30	2.91
12/31/04	11.07	.11		—[8]	.11	(.09)	—	(.09)	11.09	.96	78.37		.36	.96
Class 2
12/31/08	11.35	.20		.02	.22	(.19)	—	(.19)	11.38	1.90	1,023.57		.54	1.73
12/31/07	11.56	.54		—[8]	.54	(.75)	—	(.75)	11.35	4.73	452.58		.55	4.61
12/31/06	11.26	.51		—[8]	.51	(.21)	—	(.21)	11.56	4.59	282.58		.55	4.52
12/31/05	11.05	.30		—[8]	.30	(.09)	—	(.09)	11.26	2.68	153.58		.55	2.71
12/31/04	11.03	.08		—[8]	.08	(.06)	—	(.06)	11.05	.70	110.61		.61	.76
Class 3
12/31/08	11.40	.22		.01	.23	(.19)	—	(.19)	11.44	1.99	25.50		.47	1.91
12/31/07	11.60	.55		—[8]	.55	(.75)	—	(.75)	11.40	4.83	20.51		.48	4.70
12/31/06	11.29	.52		—[8]	.52	(.21)	—	(.21)	11.60	4.64	18.51		.48	4.53
12/31/05	11.07	.30		—[8]	.30	(.08)	—	(.08)	11.29	2.74	16.51		.48	2.70
12/31/04[4]	11.07	.09		—[8]	.09	(.09)	—	(.09)	11.07	.78	20	.54[5]	.54[5]	.80[5]

	Year ended December 31

Portfolio turnover rate for all classes of shares	2008		2007	2006		2005	2004

Global Discovery Fund	46%		50%	31%		53%	28%
Global Growth Fund	38		38	31		26	24
Global Small Capitalization Fund	47		49	50		47	49
Growth Fund	26		40	35		29	30
International Fund	52		41	29		40	37
New World Fund	32		34	32		26	18
Blue Chip Income and Growth Fund	24		27	21		33	13
Global Growth and Income Fund	36		36	8	[6]	—	—
Growth-Income Fund	31		24	25		20	21
International Growth and Income Fund	—	[7]	—	—		—	—
Asset Allocation Fund	36		29	38		23	20
Bond Fund	63		57	57		46	34
Global Bond Fund	118		85	7[9]		—	—
High-Income Bond Fund	29		32	35		35	38
U.S. Government/AAA-Rated Securities Fund	108		91	76		86	68
Cash Management Fund	—		—	—		—	—

[1]	Based on operations for the periods shown (unless otherwise noted) and, accordingly, may not be representative of a full year.

[2]	Based on average shares outstanding.

[3]	This column reflects the impact, if any, of certain waivers by CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services.

[4]	From January 16, 2004, when Class 3 shares were first issued.

[5]	Annualized.

[6]	From May 1, 2006, commencement of operations.

[7]	From November 18, 2008, commencement of operations.

[8]	Amount less than $.01.

[9]	From October 4, 2006, commencement of operations.

[10]	From November 6, 2006, when Class 2 shares were first issued.

See Notes to Financial Statements

American Funds Insurance Series

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of American Funds Insurance Series:

In our opinion, the accompanying statements of assets and liabilities, including the summary investment portfolios (investment portfolio for Cash Management Fund), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Global Discovery Fund, Global Growth Fund, Global Small Capitalization Fund, Growth Fund, International Fund, New World Fund, Blue Chip Income and Growth Fund, Global Growth and Income Fund, Growth-Income Fund, International Growth and Income Fund, Asset Allocation Fund, Bond Fund, Global Bond Fund, High-Income Bond Fund, U.S. Government/AAA-Rated Securities Fund and Cash Management Fund (constituting the American Funds Insurance Series, hereafter referred to as the “Series”) at December 31, 2008, the results of each of their operations for the period then ended, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at December 31, 2008, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Los Angeles, California
February 4, 2009

American Funds Insurance Series

Expense example	unaudited

The funds in American Funds Insurance Series serve as the underlying investment vehicle for various insurance products. As an owner of an insurance contract that invests in one of the funds in the series, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. Additional fees are charged by the insurance companies related to the various benefits they provide. This example is intended to help you understand your ongoing costs (in dollars) of investing in the underlying funds so you can compare these costs with the ongoing costs of investing in other mutual funds that serve a similar function in other annuity products. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2008, through December 31, 2008).

Actual expenses:

The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Additional fees are charged by the insurance companies related to the various benefits they provide. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

American Funds Insurance Series

	Beginning account value 7/1/2008	Ending account value 12/31/2008	Expenses paid during period*	Annualized expense ratio

Global Discovery Fund
Class 1 — actual return	$1,000.00	$631.31	$2.26	.55%
Class 1 — assumed 5% return	1,000.00	1,022.37	2.80	.55
Class 2 — actual return	1,000.00	631.51	3.28	.80
Class 2 — assumed 5% return	1,000.00	1,021.11	4.06	.80

Global Growth Fund
Class 1 — actual return	$1,000.00	$683.54	$2.12	.50%
Class 1 — assumed 5% return	1,000.00	1,022.62	2.54	.50
Class 2 — actual return	1,000.00	682.58	3.17	.75
Class 2 — assumed 5% return	1,000.00	1,021.37	3.81	.75

Global Small Capitalization Fund
Class 1 — actual return	$1,000.00	$531.37	$2.62	.68%
Class 1 — assumed 5% return	1,000.00	1,021.72	3.46	.68
Class 2 — actual return	1,000.00	530.54	3.58	.93
Class 2 — assumed 5% return	1,000.00	1,020.46	4.72	.93

Growth Fund
Class 1 — actual return	$1,000.00	$607.94	$1.21	.30%
Class 1 — assumed 5% return	1,000.00	1,023.63	1.53	.30
Class 2 — actual return	1,000.00	607.14	2.22	.55
Class 2 — assumed 5% return	1,000.00	1,022.37	2.80	.55
Class 3 — actual return	1,000.00	607.41	1.94	.48
Class 3 — assumed 5% return	1,000.00	1,022.72	2.44	.48

International Fund
Class 1 — actual return	$1,000.00	$656.67	$2.00	.48%
Class 1 — assumed 5% return	1,000.00	1,022.72	2.44	.48
Class 2 — actual return	1,000.00	656.38	3.04	.73
Class 2 — assumed 5% return	1,000.00	1,021.47	3.71	.73
Class 3 — actual return	1,000.00	656.20	2.75	.66
Class 3 — assumed 5% return	1,000.00	1,021.82	3.35	.66

New World Fund
Class 1 — actual return	$1,000.00	$632.23	$3.04	.74%
Class 1 — assumed 5% return	1,000.00	1,021.42	3.76	.74
Class 2 — actual return	1,000.00	631.06	4.06	.99
Class 2 — assumed 5% return	1,000.00	1,020.16	5.03	.99

Blue Chip Income and Growth Fund
Class 1 — actual return	$1,000.00	$750.05	$1.72	.39%
Class 1 — assumed 5% return	1,000.00	1,023.18	1.98	.39
Class 2 — actual return	1,000.00	748.13	2.81	.64
Class 2 — assumed 5% return	1,000.00	1,021.92	3.25	.64

American Funds Insurance Series

	Beginning account value 7/1/2008	Ending account value 12/31/2008	Expenses paid during period*	Annualized expense ratio

Global Growth and Income Fund
Class 1 — actual return	$1,000.00	$650.61	$2.36	.57%
Class 1 — assumed 5% return	1,000.00	1,022.27	2.90	.57
Class 2 — actual return	1,000.00	650.24	3.36	.81
Class 2 — assumed 5% return	1,000.00	1,021.06	4.12	.81

Growth-Income Fund
Class 1 — actual return	$1,000.00	$700.19	$1.07	.25%
Class 1 — assumed 5% return	1,000.00	1,023.88	1.27	.25
Class 2 — actual return	1,000.00	698.97	2.14	.50
Class 2 — assumed 5% return	1,000.00	1,022.62	2.54	.50
Class 3 — actual return	1,000.00	699.46	1.84	.43
Class 3 — assumed 5% return	1,000.00	1,022.97	2.19	.43

International Growth and Income Fund
Class 1 — actual return†	$1,000.00	$1,092.80	$0.81	.66%
Class 1 — assumed 5% return	1,000.00	1,021.82	3.35	.66
Class 2 — actual return†	1,000.00	1,092.70	1.12	.91
Class 2 — assumed 5% return	1,000.00	1,020.56	4.62	.91

Asset Allocation Fund
Class 1 — actual return	$1,000.00	$753.91	$1.28	.29%
Class 1 — assumed 5% return	1,000.00	1,023.68	1.48	.29
Class 2 — actual return	1,000.00	752.80	2.38	.54
Class 2 — assumed 5% return	1,000.00	1,022.42	2.75	.54
Class 3 — actual return	1,000.00	753.29	2.07	.47
Class 3 — assumed 5% return	1,000.00	1,022.77	2.39	.47

Bond Fund
Class 1 — actual return	$1,000.00	$911.96	$1.73	.36%
Class 1 — assumed 5% return	1,000.00	1,023.33	1.83	.36
Class 2 — actual return	1,000.00	910.57	2.93	.61
Class 2 — assumed 5% return	1,000.00	1,022.07	3.10	.61

Global Bond Fund
Class 1 — actual return	$1,000.00	$999.16	$2.66	.53%
Class 1 — assumed 5% return	1,000.00	1,022.47	2.69	.53
Class 2 — actual return	1,000.00	998.77	3.92	.78
Class 2 — assumed 5% return	1,000.00	1,021.22	3.96	.78

High-Income Bond Fund
Class 1 — actual return	$1,000.00	$774.19	$1.92	.43%
Class 1 — assumed 5% return	1,000.00	1,022.97	2.19	.43
Class 2 — actual return	1,000.00	774.38	3.03	.68
Class 2 — assumed 5% return	1,000.00	1,021.72	3.46	.68
Class 3 — actual return	1,000.00	774.27	2.72	.61
Class 3 — assumed 5% return	1,000.00	1,022.07	3.10	.61

American Funds Insurance Series

	Beginning account value 7/1/2008	Ending account value 12/31/2008	Expenses paid during period*	Annualized expense ratio

U.S. Government/AAA-Rated Securities Fund
Class 1 — actual return	$1,000.00	$1,066.58	$1.97	.38%
Class 1 — assumed 5% return	1,000.00	1,023.23	1.93	.38
Class 2 — actual return	1,000.00	1,065.62	3.27	.63
Class 2 — assumed 5% return	1,000.00	1,021.97	3.20	.63
Class 3 — actual return	1,000.00	1,065.99	2.91	.56
Class 3 — assumed 5% return	1,000.00	1,022.32	2.85	.56

Cash Management Fund
Class 1 — actual return	$1,000.00	$1,008.45	$1.46	.29%
Class 1 — assumed 5% return	1,000.00	1,023.68	1.48	.29
Class 2 — actual return	1,000.00	1,007.19	2.72	.54
Class 2 — assumed 5% return	1,000.00	1,022.42	2.75	.54
Class 3 — actual return	1,000.00	1,008.04	2.37	.47
Class 3 — assumed 5% return	1,000.00	1,022.77	2.39	.47

*

The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period (184), and divided by 366 (to reflect the one-half year period).

†	From November 18, 2008, commencement of operations.

American Funds Insurance Series

Approval of Investment Advisory and Service Agreement

The series’ board has approved the Investment Advisory and Service Agreement (the “agreement”) in respect of each of Global Discovery, Global Growth, Global Small Capitalization, Growth, International, New World, Blue Chip Income and Growth, Global Growth and Income, Growth-Income, International Growth and Income, Asset Allocation, Bond, Global Bond, High-Income Bond, U.S. Government/AAA-Rated Securities and Cash Management funds of the series with Capital Research and Management Company (“CRMC”) for an additional one-year term through December 31, 2009. The agreement was amended to add additional advisory fee breakpoints if and when Growth Fund’s or Growth-Income Fund’s net assets exceed $34 billion, Global Small Capitalization Fund’s net assets exceed $5 billion, Global Growth and Income Fund’s net assets exceed $3 billion, New World Fund’s net assets exceed $2.5 billion and Global Bond Fund’s or Cash Management Fund’s net assets exceed $1 billion. The board approved the agreement following the recommendation of the series’ Contracts Committee (the “committee”), which is composed of all of the series’ independent board members. The board and the committee determined that each fund’s advisory fee structure was fair and reasonable in relation to the services provided and that approving the agreement was in the best interests of each fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year, as well as information prepared specifically in connection with their review of the agreement and were advised by their independent counsel. They considered the factors discussed below, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the funds under the agreement and other agreements, as well as the benefits to each fund’s shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit each fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of each fund in light of its objective. They compared each fund’s total returns with those of other relevant funds (including the other funds that are the basis of the Lipper index for the category in which the fund is included) and market data such as relevant market indexes. This report, including each fund’s summary page and related disclosures, contains certain information about each fund’s investment results.

Global Discovery Fund invests primarily in stocks of companies in the services and information areas of the global economy. The board and the committee reviewed the fund’s absolute investment results measured against (i) the Global Service and Information Index (a subset of the MSCI World Index), (ii) the Lipper Multi-Cap Growth Funds Index (the Lipper category that includes the fund) and (iii) Standard & Poor’s 500 Composite Index. The board and the committee examined investment results for 10-month, one-, three- and five-year periods ended October 31, 2008, and noted that the fund’s investment results were superior to all three indexes over the three-year and five-year periods and lower over the 10-month and one-year periods. The board and the committee further noted that over the lifetime of the fund since July 5, 2001, the fund’s investment results were higher than both indexes.

Global Growth Fund invests primarily in common stocks of companies located around the world. The board and the committee reviewed the fund’s absolute investment results measured against (i) the MSCI World Index and (ii) the Lipper Global Funds Index (the Lipper category that includes the fund). The board and the committee examined investment results for 10-month, one-, three-, five- and 10-year periods ended October 31, 2008, and noted that the fund’s investment results were superior to both indexes over the one-, three-, five- and 10-year periods and mixed over the 10-month period. The board and the committee further noted that over the lifetime of the fund since April 30, 1997, the fund’s investment results were significantly higher than both indexes.

American Funds Insurance Series

Global Small Capitalization Fund invests primarily in stocks of smaller companies located around the world. The board and the committee reviewed the fund’s absolute investment results measured against (i) the S&P Global Index (formerly Citigroup Global/World Index) and (ii) the Lipper Global Small-Cap Funds Average (the Lipper category that includes the fund). The board and the committee examined investment results for 10-month, one-, three-, five- and 10-year periods ended October 31, 2008, and noted that the fund’s investment results were superior to both indexes over the three-, five- and 10-year periods, and lower during the 10-month and one-year periods. The board and the committee further noted that over the lifetime of the fund since April 30, 1998, the fund’s investment results were significantly higher than the S&P Global Index and lower than the Lipper Index.

Growth Fund invests primarily in common stocks of companies that appear to offer superior opportunities for growth of capital. The board and the committee reviewed the fund’s absolute investment results measured against (i) the Lipper Growth Funds Index (the Lipper category that includes the fund), (ii) the Lipper Capital Appreciation Funds Index and (iii) Standard & Poor’s 500 Composite Index. The board and the committee examined investment results for 10-month, one-, three-, five- and 10-year periods ended October 31, 2008, and noted that the fund’s investment results were superior to all three indexes over the 10-year period, superior to the S&P 500 and the Lipper Growth Funds Index over the five-year period, higher than the Lipper Growth Funds Index over the three-year period and lower than all three indexes over the 10-month and one-year periods. The board and the committee further noted that over the lifetime of the fund since February 8, 1984, the fund’s investment results were higher than all three indexes.

International Fund invests primarily in common stocks of companies located outside the United States. The board and the committee reviewed the fund’s absolute investment results measured against (i) the MSCI All Country World ex USA Index and (ii) the Lipper International Funds Index (the Lipper category that includes the fund). The board and the committee examined investment results for 10-month, one-, three-, five- and 10-year periods ended October 31, 2008, and noted that the fund’s investment results were higher than all three indexes during each period and over the lifetime of the fund since May 1, 1990.

New World Fund invests primarily in stocks of companies with significant exposure to countries with developing economies and/or markets. The board and the committee reviewed the fund’s absolute investment results measured against (i) the Lipper Emerging Markets Funds Index and (ii) the MSCI All Country World Index. The board and the committee examined investment results for 10-month, one-, three- and five-year periods ended October 31, 2008, and noted that the fund’s investment results were somewhat lower than the MSCI All Country World Index over the 10-month period but were otherwise higher than both indexes over each period, as well as over the lifetime of the fund since June 17, 1999.

Blue Chip Income and Growth Fund invests primarily in common stocks of larger, more established companies based in the United States, with market capitalizations of $4 billion and above. The board and the committee reviewed the fund’s absolute investment results measured against (i) the Lipper Growth and Income Funds Index (the Lipper category that includes the fund), (ii) the Lipper Large-Cap Value Funds Index and (iii) Standard & Poor’s 500 Composite Index. The board and the committee examined investment results for 10-month, one-, three- and five-year periods ended October 31, 2008, and noted that the fund’s investment results were superior to all three indexes over the 10-month and three-year periods and mixed over the one- and five-year periods. The board and the committee also noted that over the lifetime of the fund since July 5, 2001, the fund’s investment results were lower than all three indexes.

Global Growth and Income Fund invests primarily in well-established companies located around the world. The board and the committee reviewed the fund’s absolute investment results measured against (i) the Lipper Global Funds Index and (ii) the MSCI World Index. The board and the committee examined investment results for three-month, 10-month and one-year periods ended October 31, 2008, and noted that while the fund’s investment results were lower than both indexes over each period, the fund’s investment returns were higher than both indexes over the lifetime of the fund since May 1, 2006.

Growth-Income Fund invests primarily in common stocks or other securities that demonstrate the potential for appreciation and/or dividends. The board and the committee reviewed the fund’s absolute investment results measured against (i) the Lipper Growth and Income Funds Index (the Lipper category that includes the fund) and (ii) Standard & Poor’s 500 Composite Index. The board and the committee examined investment results for 10-month, one-, three-, five- and 10-year periods ended October 31, 2008, and noted that the fund’s investment results were superior to both indexes over the 10-year period, mixed over the 10-month and three-year periods, and lower over the one- and five-year periods. The board and the committee further noted that over the lifetime of the fund since February 8, 1984, the fund’s investment results were higher than both indexes.

American Funds Insurance Series

International Growth and Income Fund invests primarily in stocks of larger, well-established companies domiciled outside the United States, including developing countries. The board and committee considered the manner in which CRMC proposed to manage the fund to achieve its investment objective, the proposed investment policies and restrictions of the fund and CRMC’s experience in managing funds similar to the fund. The board and the committee also noted that the fund has been in operation since October 1, 2008, and investment results for longer periods were therefore not available.

Asset Allocation Fund invests in a diversified portfolio of stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments. The board and the committee reviewed the fund’s absolute investment results measured against (i) the Lipper Balanced Funds Index (the Lipper category that includes the fund), (ii) the Citigroup Broad Investment-Grade Bond Index and (iii) Standard and Poor’s 500 Composite Index. The board and the committee examined investment results for 10-month, one-, three-, five- and 10-year periods ended October 31, 2008, and noted that the fund’s investment results were superior to the Lipper Index over the three-, five- and 10-year periods and higher than the S&P 500 over each period. The board and the committee further noted that over the lifetime of the fund since August 1, 1989, the fund’s investment results were superior to the Lipper and Citigroup indexes but lower than the S&P 500.

Bond Fund seeks to maximize current income and preserve capital by investing primarily in bonds. The board and the committee reviewed the fund’s absolute investment results measured against (i) the Lipper BBB-Rated Fund Index (the Lipper category that includes the fund) and (ii) the Citigroup Broad Investment-Grade Bond Index. The board and the committee examined investment results for 10-month, one-, three-, five- and 10-year periods ended October 31, 2008, and noted that the fund’s investment results were superior to the Lipper Index but lower than the Citigroup Index over each period as well as over the lifetime of the fund since January 2, 1996.

Global Bond Fund seeks to provide a high level of total return by investing primarily in investment-grade bonds issued by entities around the world and denominated in various currencies, including U.S. dollars. The board and the committee reviewed the fund’s absolute investment results measured against (i) the Barclays Capital Global Aggregate Index and (ii) the Lipper Global Income Funds Index. The board and the committee examined investment results for 10-month and one-year periods ended October 31, 2008, and noted that the fund’s investment results were superior to the Lipper Index but lower than the Barclays Index over each period as well as over the lifetime of the fund since October 4, 2006. The board and the committee also noted that the fund had been in operation for a short period of time and investment results for longer periods were therefore not available.

High-Income Bond Fund seeks to provide a high level of current income and, secondarily, capital appreciation by investing primarily in higher yielding and generally lower quality debt securities. The board and the committee reviewed the fund’s absolute investment results measured against (i) the Lipper High Current Yield Bond Fund Index (the Lipper category that includes the fund) and (ii) the Credit Suisse High Yield Index. The board and the committee examined investment results for 10-month, one-, three-, five- and 10-year periods ended October 31, 2008, and noted that the fund’s investment results were higher than both indexes over the 10-month, one-, three- and 10-year periods, mixed over the five-year period, and higher than the Lipper Index over the lifetime of the fund since February 8, 1984.

U.S. Government/AAA-Rated Securities Fund seeks to provide a high level of current income, as well as to preserve investment. The board and the committee reviewed the fund’s absolute investment results measured against (i) the Lipper General U.S. Government Funds Index and (ii) the Citigroup Treasury/Government Sponsored/Mortgage Index. The board and the committee examined investment results for 10-month, one-, three-, five- and 10-year periods ended October 31, 2008, and over the lifetime of the fund since December 2, 1985, and noted that the fund’s investment results were higher than the Lipper General U.S. Government Funds Index over each period but lower than the Citigroup Treasury/Government Sponsored/Mortgage Index over each period.

Cash Management Fund seeks to provide an opportunity to earn income on cash reserves while preserving the value of investment and maintaining liquidity. The board and the committee reviewed the fund’s absolute investment results measured against the Lipper Money Market Funds Index (the Lipper category that includes the fund). The board and the committee examined investment results for 10-month, one-, three-, five- and 10-year periods ended October 31, 2008, and noted that the fund’s investment results were higher than the Lipper Index over three-, five- and 10-year periods but lower than the index over the 10-month and one-year periods. The fund’s investment results for its lifetime since February 8, 1984, were lower than the index.

American Funds Insurance Series

The board and the committee concluded with respect to each fund that the fund’s results have been satisfactory and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of each fund to those of other relevant funds. They observed that each fund’s advisory fees and expenses remain significantly below those of most other relevant funds. The board and the committee also noted the breakpoint discounts in each fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase, as well as the 10% advisory fee waiver that was then in effect. In addition, they reviewed information regarding the advisory fees paid by institutional clients of an affiliate of CRMC with investment mandates similar to those of the funds. They noted that, although the fees paid by those clients generally were lower than those paid by the funds, the differences appropriately reflected the significant investment, operational and regulatory differences between advising mutual funds and institutional clients. The board and the committee concluded with respect to each fund that the fund’s cost structure was fair and reasonable in relation to the services provided and that the shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

4. Ancillary benefits

The board and the committee considered a variety of other benefits received by CRMC and its affiliates as a result of CRMC’s relationship with the series and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC’s institutional management affiliates. The board and the committee reviewed CRMC’s portfolio trading practices, noting that while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the funds, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by each fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the series and the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments and attract and retain qualified personnel. They noted information previously received regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability to the reported results of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in each fund’s advisory fee structure and the impact of CRMC’s 10% advisory fee waiver that was then in effect, reflecting benefits that may accrue from growth in assets. The board and the committee concluded that, with respect to each fund, the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

American Funds Insurance Series

Board of trustees and other officers

“Independent” trustees

Name and age	Year first elected a trustee of the series[1]	Principal occupation(s) during past five years	Number of portfolios in fund complex[2] overseen by trustee	Other directorships[3] held by trustee

Lee A. Ault III, 72 Chairman of the Board (Independent and Non-Executive)	1999	Private investor and corporate director; former Chairman of the Board, In-Q-Tel, Inc. (technology venture company funded principally by the Central Intelligence Agency); former Chairman of the Board, President and CEO, Telecredit, Inc. (payment services)	2	Anworth Mortgage Asset Corporation; Office Depot, Inc.

Joe E. Davis, 74	1991	Private investor; former Chairman of the Board, Linear Corporation (linear motor design and production)	2	Anworth Mortgage Asset Corporation; Natural Alternatives International, Inc.

Martin Fenton, 73	1995	Chairman of the Board, Senior Resource Group LLC (development and management of senior living communities)	18	None

Leonard R. Fuller, 62	1999	President and CEO, Fuller Consulting (financial management consulting firm)	16	None

W. Scott Hedrick, 63	2007	Founding General Partner, InterWest Partners (venture capital firm focused on information technology and life sciences); Lecturer, Stanford Graduate School of Business	2	Hot Topic, Inc.; Office Depot, Inc.

Merit E. Janow, 50	2007	Professor, Columbia University, School of International and Public Affairs; former Member, World Trade Organization Appellate Body	4	The NASDAQ Stock Market LLC; Trimble Navigation Limited

Mary Myers Kauppila, 54	1994	Chairman of the Board and CEO, Ladera Management Company (private investment company)	6	None

Kirk P. Pendleton, 69	1996	Chairman of the Board and CEO, Cairnwood, Inc. (venture capital investment)	7	None

H. Frederick Christie, a trustee of the series since 1994, retired from the board in December 2008. The trustees thank Mr. Christie for his dedication and long service to the series.

“Interested” trustees4

Name, age and position with series	Year first elected a trustee or officer of the series[1]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the series	Number of portfolios in fund complex[2] overseen by trustee	Other directorships[3] held by trustee

James K. Dunton, 71 Vice Chairman of the Board	1993	Senior Vice President — Capital Research Global Investors, Capital Research and Management Company; Director, Capital Research and Management Company	2	None

Donald D. O’Neal, 48 President	1998	Senior Vice President — Capital Research Global Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[5]	3	None

The fund’s statement of additional information includes additional information about the series’ trustees and is available without charge upon request by calling American Funds Service Company at 800/421-0180. The address for all trustees and officers of the series is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

American Funds Insurance Series

Other officers

Name, age and position with series	Year first elected an officer of the series[1]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the series

Michael J. Downer, 54 Executive Vice President	1991

Senior Vice President, Secretary and Coordinator of Legal and Compliance — Capital Research and Management Company; Director, American Funds Distributors, Inc.;[5] Director, Capital Bank and Trust Company[5]

Alan N. Berro, 48 Senior Vice President	1998	Senior Vice President — Capital World Investors, Capital Research and Management Company

Abner D. Goldstine, 79 Senior Vice President	1993	Senior Vice President — Fixed Income, Capital Research and Management Company; Director, Capital Research and Management Company

Claudia P. Huntington, 56 Senior Vice President	1994	Senior Vice President — Capital Research Global Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[5]

John H. Smet, 52 Senior Vice President	1994	Senior Vice President — Fixed Income, Capital Research and Management Company; Director, American Funds Distributors, Inc.[5]

Carl M. Kawaja, 44 Vice President	2008

Senior Vice President — Capital World Investors, Capital Research and Management Company; Director, Capital Research and Management Company; Director, Capital International, Inc.;[5] Director, Capital International Asset Management, Inc.[5]

Sung Lee, 42 Vice President	2008	Senior Vice President — Capital Research Global Investors, Capital Research Company;[5] Director, The Capital Group Companies, Inc.[5]

Robert W. Lovelace, 46 Vice President	1997	Senior Vice President — Capital World Investors, Capital Research and Management Company; Executive Vice President and Director, Capital Research and Management Company

C. Ross Sappenfield, 43 Vice President	2008	Senior Vice President — Capital Research Global Investors, Capital Research Company[5]

Susan M. Tolson, 46 Vice President	1999	Senior Vice President — Fixed Income, Capital Research and Management Company

Steven I. Koszalka, 44 Secretary	2003	Vice President — Fund Business Management Group, Capital Research and Management Company

David A. Pritchett, 42 Treasurer	1999	Vice President — Fund Business Management Group, Capital Research and Management Company

Karl C. Grauman, 41 Assistant Treasurer	2006	Vice President — Fund Business Management Group, Capital Research and Management Company

Gregory F. Niland, 37 Assistant Treasurer	2008	Vice President — Fund Business Management Group, Capital Research and Management Company

[1]	Trustees and officers of the series serve until their resignation, removal or retirement.

[2]

Capital Research and Management Company manages the American Funds, consisting of 31 funds. Capital Research and Management Company also manages American Funds Target Date Retirement Series,® Inc., which is composed of nine funds and is available through tax-deferred retirement plans and IRAs; and Endowments, which is composed of two portfolios and is available to certain nonprofit organizations.

[3]

This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each trustee as a director of a public company or a registered investment company.

[4]

“Interested persons” within the meaning of the 1940 Act, on the basis of their affiliation with the series’ investment adviser, Capital Research and Management Company, or affiliated entities (including the series’ principal underwriter).

[5]	Company affiliated with Capital Research and Management Company.

Offices of the series and
of the investment adviser
Capital Research and
Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618

Custodian of assets
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Counsel
Paul, Hastings, Janofsky & Walker LLP
55 Second Street, 24th floor
San Francisco, CA 94105-3441

Independent registered public
accounting firm
PricewaterhouseCoopers LLP
350 South Grand Avenue
Los Angeles, CA 90071-2889

“American Funds Proxy Voting Guidelines” — which describes how we vote proxies relating to portfolio securities — is available free of charge on the U.S. Securities and Exchange Commission (SEC) website at sec.gov, on the American Funds website at americanfunds.com or upon request by calling American Funds Service Company (AFS) at 800/421-0180. The series files its proxy voting record with the SEC for the 12 months ended June 30 by August 31. The report also is available on the SEC and American Funds websites.

Complete December 31, 2008, portfolios of American Funds Insurance Series’ investments are available free of charge by calling AFS or visiting the SEC website (where they are part of Form N-CSR).

American Funds Insurance Series files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. (800/SEC-0330). Additionally, the list of portfolio holdings also is available by calling AFS.

This report is for the information of American Funds Insurance Series investors, but it also may be used as sales literature when preceded or accompanied by the current prospectus for American Funds Insurance Series and the prospectus for the applicable insurance contract, which give details about charges, expenses, investment objectives and operating policies. If used as sales material after March 31, 2009, this report must be accompanied by a statistical update for the most recently completed calendar quarter.

The Capital Group Companies

American Funds     Capital Research and Management     Capital International     Capital Guardian

Capital Bank and Trust

ITEM 6.(a)

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008
(showing percentage of total net assets)

All Cap Core Trust

	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 88.03%

Basic Materials - 3.77%
Ashland, Inc.	68,700	$722,037
CF Industries Holdings, Inc.	33,800	1,661,608
Eli Lilly & Company	171,700	6,914,359
International Paper Company	85,400	1,007,720
Terra Industries, Inc.	200,800	3,347,336
The Mosaic Company	30,800	1,065,680

		14,718,740
Communications - 8.25%
AT&T, Inc.	286,300	8,159,550
Atlantic Tele-Network, Inc.	2,100	55,755
Comcast Corp., Class A	287,000	4,844,560
DISH Network Corp. *	188,900	2,094,901
eBay, Inc. *	69,500	970,220
Global Sources, Ltd. * (a)	12,939	70,520
Google, Inc., Class A *	9,200	2,830,380
Liberty Media Corp. - Entertainment, Series A *	214,900	3,756,452
Symantec Corp. *	36,300	490,776
Verizon Communications, Inc.	247,400	8,386,860
Yahoo!, Inc. *	42,600	519,720

		32,179,694
Consumer, Cyclical - 7.57%
Autoliv, Inc.	29,700	637,362
AutoZone, Inc. *	12,500	1,743,375
Barnes & Noble, Inc. (a)	14,700	220,500
Big Lots, Inc. *	76,700	1,111,383
Brinker International, Inc.	40,900	431,086
CEC Entertainment, Inc. *	24,400	591,700
Darden Restaurants, Inc.	28,600	805,948
Foot Locker, Inc.	100,800	739,872
Genuine Parts Company	43,000	1,627,980
Guess?, Inc.	38,700	594,045
Harman International Industries, Inc.	38,300	640,759
Hasbro, Inc.	54,800	1,598,516
McDonald’s Corp.	96,700	6,013,773
NVR, Inc. *	400	182,500
Phillips-Van Heusen Corp.	56,500	1,137,345
Ross Stores, Inc.	8,600	255,678
The Gap, Inc.	116,800	1,563,952
Wal-Mart Stores, Inc.	165,800	9,294,748
Wyndham Worldwide Corp.	49,900	326,845

		29,517,367
Consumer, Non-cyclical - 21.32%
Abbott Laboratories	53,700	2,865,969
Accenture, Ltd., Class A	10,700	350,853
Alliance Imaging, Inc. *	9,300	74,121
Alnylam Pharmaceuticals, Inc. *	12,000	296,760
Altria Group, Inc.	97,700	1,471,362
Amgen, Inc. *	95,900	5,538,225
Archer-Daniels-Midland Company	128,800	3,713,304
Baxter International, Inc.	74,600	3,997,814
Becton, Dickinson & Company	7,400	506,086
Bunge, Ltd. (a)	90,900	4,705,893
Centene Corp. *	26,300	518,373
Charles River Laboratories International, Inc. *	26,000	681,200
Colgate-Palmolive Company	85,900	5,887,586
Covidien, Ltd.	24,900	902,376
Cubist Pharmaceuticals, Inc. *	31,900	770,704
CV Therapeutics, Inc. * (a)	43,500	400,635
Cypress Biosciences, Inc. *	112,600	770,184
Dean Foods Company *	59,200	1,063,824
Enzon Pharmaceuticals, Inc. * (a)	40,800	237,864
Express Scripts, Inc. *	39,800	2,188,204
General Mills, Inc.	20,900	1,269,675
Genomic Health, Inc. *	1,300	25,324
Gilead Sciences, Inc. *	32,100	1,641,594
Herbalife, Ltd.	111,800	2,423,824
J.M. Smucker Company	10,100	437,936
Johnson & Johnson	31,000	1,854,730
Kinetic Concepts, Inc. * (a)	41,900	803,642
LifePoint Hospitals, Inc. *	16,300	372,292
Manpower, Inc.	23,000	781,770
Medicines Company *	26,300	387,399
Medicis Pharmaceutical Corp., Class A	33,200	461,480
Merck & Company, Inc.	102,300	3,109,920
OSI Pharmaceuticals, Inc. *	9,600	374,880
Perrigo Company	12,700	410,337
Pfizer, Inc.	438,800	7,771,148
Philip Morris International, Inc.	65,100	2,832,501
POZEN, Inc. *	5,700	28,728
Procter & Gamble Company	54,200	3,350,644
Quidel Corp. *	51,100	667,877
Schering-Plough Corp.	20,700	352,521
St. Jude Medical, Inc. *	116,700	3,846,432
Sysco Corp.	221,100	5,072,034
The Kroger Company	93,100	2,458,771
United Rentals, Inc. *	203,300	1,854,096
Universal Health Services, Inc., Class B	22,000	826,540
Visa, Inc.	53,100	2,785,095
Vivus, Inc. *	6,200	32,984

		83,175,511
Diversified - 0.21%
Walter Industries, Inc.	47,700	835,227

Energy - 11.23%
Alpha Natural Resources, Inc. *	137,300	2,222,887
Apache Corp.	56,500	4,210,945
Arch Coal, Inc.	80,400	1,309,716
Chevron Corp.	12,800	946,816
Cimarex Energy Company	120,800	3,235,024
Encore Aquisition Company *	71,800	1,832,336
EOG Resources, Inc.	6,500	432,770
Exxon Mobil Corp.	135,400	10,808,982
Mariner Energy, Inc. *	184,900	1,885,980
Massey Energy Company	53,500	737,765
Murphy Oil Corp.	129,000	5,721,150
Noble Corp.	9,300	205,437
Occidental Petroleum Corp.	106,600	6,394,934
Oil States International, Inc. *	22,300	416,787
Southwestern Energy Company *	51,000	1,477,470
Swift Energy Company *	14,000	235,340
Transocean, Ltd. *	12,400	585,900

The accompanying notes are an integral part of the financial statements.

1

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

All Cap Core Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Energy (continued)
W&T Offshore, Inc.	80,400	$1,151,328

		43,811,567
Financial - 12.13%
Aetna, Inc.	174,500	4,973,250
Allied World Assurance Holdings, Ltd.	25,200	1,023,120
Apartment Investment & Management Company, Class A, REIT	5,587	64,530
Astoria Financial Corp.	52,900	871,792
Bank of America Corp.	64,700	910,976
Bank of New York Mellon Corp.	49,700	1,408,001
BlackRock, Inc.	8,500	1,140,275
Boston Properties, Inc., REIT	6,200	341,000
Broadridge Financial Solutions, Inc.	24,800	310,992
Charles Schwab Corp.	262,100	4,238,157
CME Group, Inc.	3,900	811,629
Commerce Bancshares, Inc.	11,100	487,845
Equity Residential, REIT	25,100	748,482
Health Care, Inc., REIT	11,400	481,080
JPMorgan Chase & Company	278,600	8,784,258
Liberty Property Trust, REIT	12,800	292,224
NASDAQ Omx Group, Inc. *	13,100	323,701
PNC Financial Services Group, Inc.	83,800	4,106,200
Progressive Corp.	163,900	2,427,359
ProLogis, REIT	20,600	286,134
Public Storage, Inc., REIT	2,100	166,950
Regency Centers Corp., REIT	10,600	495,020
Simon Property Group, Inc., REIT	15,900	844,767
The Travelers Companies, Inc.	57,600	2,603,520
U.S. Bancorp	146,800	3,671,468
Vornado Realty Trust, REIT	12,900	778,515
Wells Fargo & Company	160,000	4,716,800

		47,308,045
Industrial - 10.82%
3M Company	4,100	235,914
AGCO Corp. *	94,100	2,219,819
Brinks Company	101,700	2,733,696
Brinks Home Security Holdings, Inc. *	34,200	749,664
Burlington Northern Santa Fe Corp.	24,400	1,847,324
CSX Corp.	11,100	360,417
Cummins, Inc.	42,200	1,128,006
Flowserve Corp.	80,700	4,156,050
Frontline, Ltd. (a)	68,800	2,037,168
Gardner Denver, Inc. *	30,200	704,868
General Dynamics Corp.	64,700	3,726,073
General Electric Company	108,200	1,752,840
GrafTech International, Ltd. *	2,100	17,472
Honeywell International, Inc.	75,500	2,478,665
Insteel Industries, Inc.	1,200	13,548
Jabil Circuit, Inc.	242,200	1,634,850
Joy Global, Inc.	130,700	2,991,723
Kirby Corp. *	25,000	684,000
Lockheed Martin Corp.	34,400	2,892,352
Manitowoc Company, Inc.	95,300	825,298
Multi-Fineline Electronix, Inc. *	19,200	224,448
Norfolk Southern Corp.	56,000	2,634,800
Northrop Grumman Corp.	16,900	761,176
Pall Corp.	28,600	813,098
Perini Corp. *	7,900	184,702
Ryder Systems, Inc.	75,200	2,916,256
Sealed Air Corp.	16,900	252,486
Timken Company	31,300	614,419
Trinity Industries, Inc.	39,400	620,944

		42,212,076
Technology - 9.70%
Altera Corp. (a)	25,200	421,092
Analog Devices, Inc.	32,500	618,150
Apple, Inc. *	8,700	742,545
Broadcom Corp., Class A *	46,200	784,014
Brocade Communications Systems, Inc. *	117,200	328,160
Computer Sciences Corp. *	38,500	1,352,890
Hewlett-Packard Company	178,300	6,470,507
Intel Corp.	79,100	1,159,606
International Business Machines Corp.	106,600	8,971,456
Lexmark International, Inc. *	59,200	1,592,480
MasterCard, Inc., Class A	15,100	2,158,243
Microsoft Corp.	418,300	8,131,752
Pitney Bowes, Inc.	39,800	1,014,104
QLogic Corp. *	127,100	1,708,224
Volterra Semiconductor Corp. * (a)	45,100	322,465
Western Digital Corp. *	180,700	2,069,015

		37,844,703

Utilities - 3.03%
Dominion Resources, Inc.	90,400	3,239,936
Edison International	120,100	3,857,612
FirstEnergy Corp.	26,100	1,267,938
Pepco Holdings, Inc.	35,300	626,928
Progress Energy, Inc.	48,500	1,932,725
Sempra Energy	12,700	541,401
The Southern Company	9,200	340,400

		11,806,940

TOTAL COMMON STOCKS (Cost $425,432,532)		$343,409,870

SHORT TERM INVESTMENTS - 4.90%
John Hancock Cash
Investment Trust, 1.2465% (c)(f)	$8,157,958	$8,157,958
U.S. Treasury Bills
zero coupon due 01/15/2009 ***	10,950,000	10,948,053

TOTAL SHORT TERM INVESTMENTS
(Cost $19,106,011)		$19,106,011

The accompanying notes are an integral part of the financial statements.

2

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

All Cap Core Trust (continued)

	Shares or
	Principal
	Amount	Value

REPURCHASE AGREEMENTS - 8.81%
Repurchase Agreement with State Street Corp. dated 12/31/2008 at 0.00% to be repurchased at $34,396,000 on 01/02/2009, collateralized by $30,845,000 Federal National Mortgage Association, 6.00% due 04/18/2036 (valued at $35,086,188, including interest)	$34,396,000	$34,396,000

TOTAL REPURCHASE AGREEMENTS
(Cost $34,396,000)		$34,396,000

Total Investments (All Cap Core Trust)
(Cost $478,934,543) - 101.74%		$396,911,881
Liabilities in Excess of Other Assets - (1.74)%		(6,804,316)

TOTAL NET ASSETS - 100.00%		$390,107,565

All Cap Growth Trust

	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 91.86%

Basic Materials - 1.31%
BHP Billiton, Ltd.	14,018	$297,801
Monsanto Company	2,556	179,815
Potash Corp. of Saskatchewan, Inc.	5,000	366,100
The Mosaic Company	12,557	434,472
Xstrata PLC	13,718	128,364

		1,406,552
Communications - 6.90%
Amdocs, Ltd. *	22,591	413,189
China Mobile, Ltd.	64,913	658,615
Cisco Systems, Inc. *	49,703	810,159
Google, Inc., Class A *	4,690	1,442,879
KDDI Corp.	404	2,884,678
Nokia Oyj, SADR	79,004	1,232,462

		7,441,982

Consumer, Cyclical - 0.50%
McDonald’s Corp.	8,714	541,924

Consumer, Non-cyclical - 49.97%
Abbott Laboratories	40,094	2,139,817
Accenture, Ltd., Class A	95,874	3,143,708
Apollo Group, Inc., Class A *	5,552	425,394
Avon Products, Inc.	21,314	512,175
Baxter International, Inc.	80,671	4,323,159
Becton, Dickinson & Company	43,320	2,962,655
Colgate-Palmolive Company	72,569	4,973,879
Express Scripts, Inc. *	9,904	544,522
Genentech, Inc. *	10,335	856,875
General Mills, Inc.	25,465	1,546,999
Gilead Sciences, Inc. *	60,967	3,117,852
Johnson & Johnson	80,863	4,838,033
Kellogg Company	77,293	3,389,298
Medtronic, Inc.	54,604	1,715,658
Morningstar, Inc. * (a)	11,972	425,006
PepsiCo, Inc.	60,409	3,308,601
Procter & Gamble Company	74,569	4,609,856
Quest Diagnostics, Inc.	13,893	721,186
Shire, Ltd.	59,612	878,081
St. Jude Medical, Inc. *	82,139	2,707,301
The Coca-Cola Company	97,351	4,407,080
The Kroger Company	88,612	2,340,243

		53,887,378
Energy - 6.06%
Baker Hughes, Inc.	12,756	409,085
Cameron International Corp. *	20,807	426,544
CONSOL Energy, Inc.	17,363	496,235
Exxon Mobil Corp.	5,703	455,270
Marathon Oil Corp.	15,103	413,218
National Oilwell Varco, Inc. *	23,739	580,181
Occidental Petroleum Corp.	28,346	1,700,477
Peabody Energy Corp.	16,559	376,717
Schlumberger, Ltd.	9,762	413,225
Transocean, Ltd. *	17,280	816,480
Valero Energy Corp.	20,797	450,047

		6,537,479
Financial - 5.36%
ACE, Ltd.	43,497	2,301,861
Aon Corp.	13,054	596,307
Assurant, Inc.	14,870	446,100
Chubb Corp.	47,790	2,437,290

		5,781,558
Industrial - 14.08%
ABB, Ltd. *	13,235	201,836
Fluor Corp.	12,170	546,068
Foster Wheeler, Ltd. *	9,701	226,809
General Dynamics Corp.	19,014	1,095,016
Honeywell International, Inc.	40,653	1,334,638
Joy Global, Inc.	10,926	250,096
Lockheed Martin Corp.	19,967	1,678,825
McDermott International, Inc. *	34,930	345,108
Mitsui O.S.K. Lines, Ltd.	8,035	49,659
Nippon Yusen Kabushiki Kaisha	33,518	206,630
Norfolk Southern Corp.	7,382	347,323
Raytheon Company	65,236	3,329,646
Rockwell Collins, Inc.	12,181	476,155
Spirit Aerosystems Holdings, Inc., Class A *	35,987	365,988
Union Pacific Corp.	3,607	172,415
United Technologies Corp.	47,412	2,541,283
Waste Management, Inc.	60,887	2,017,795

		15,185,290
Technology - 7.68%
Adobe Systems, Inc. *	59,034	1,256,834
Apple, Inc. *	5,358	457,305
Autodesk, Inc. *	22,190	436,033
Cognizant Technology Solutions Corp., Class A *	30,017	542,107
International Business Machines Corp.	6,432	541,317
Microsoft Corp.	182,197	3,541,910

The accompanying notes are an integral part of the financial statements.

3

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

All Cap Growth Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Technology (continued)
Research In Motion, Ltd. *	27,838	$1,129,666
Trimble Navigation, Ltd. *	17,091	369,337

		8,274,509

TOTAL COMMON STOCKS (Cost $118,744,277)		$99,056,672

SHORT TERM INVESTMENTS - 0.35%
John Hancock Cash
Investment Trust, 1.2465% (c)(f)	$372,750	$372,750

TOTAL SHORT TERM INVESTMENTS
(Cost $372,750)		$372,750

REPURCHASE AGREEMENTS - 7.94%
Repurchase Agreement with State Street Corp. dated 12/31/2008 at 0.00% to be repurchased at $8,568,000 on 01/02/2009, collateralized by $8,355,000 Federal Home Loan Bank, 3.375% due 06/24/2011 (valued at $8,741,419, including interest)	$8,568,000	$8,568,000

TOTAL REPURCHASE AGREEMENTS
(Cost $8,568,000)		$8,568,000

Total Investments (All Cap Growth Trust)
(Cost $127,685,027) - 100.15%		$107,997,422
Liabilities in Excess of Other Assets - (0.15)%		(159,890)

TOTAL NET ASSETS - 100.00%		$107,837,532

All Cap Value Trust

	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 98.15%

Basic Materials - 6.53%
Barrick Gold Corp.	38,345	$1,409,946
Biogen Idec, Inc. *	29,000	1,381,270
Cabot Corp.	20,400	312,120
Carpenter Technology Corp.	23,300	478,582
Cytec Industries, Inc.	34,600	734,212
Ecolab, Inc.	8,200	288,230
Reliance Steel & Aluminum Company	24,000	478,560

		5,082,920
Communications - 2.61%
Anixter International, Inc. *	18,211	548,515
McAfee, Inc. *	42,801	1,479,631

		2,028,146
Consumer, Cyclical - 10.61%
Autoliv, Inc.	43,700	937,802
Brinker International, Inc.	55,000	579,700
Central European Distribution Corp. *	4,900	96,530
Costco Wholesale Corp.	26,600	1,396,500
Darden Restaurants, Inc.	34,900	983,482
Honda Motor Company, Ltd., ADR	40,400	862,136
Kohl’s Corp. *	14,800	535,760
MSC Industrial Direct Company, Inc., Class A	2,400	$88,392
PACCAR, Inc.	23,200	663,520
Sonic Corp. *	19,400	236,098
Southwest Airlines Company	56,100	483,582
WABCO Holdings, Inc.	12,400	195,796
Wal-Mart Stores, Inc.	21,500	1,205,290

		8,264,588
Consumer, Non-cyclical - 28.84%
Abbott Laboratories	41,100	2,193,507
AmerisourceBergen Corp.	10,100	360,166
Amgen, Inc. *	38,300	2,211,825
Archer-Daniels-Midland Company	123,500	3,560,505
Bunge, Ltd. (a)	6,900	357,213
DaVita, Inc. *	39,900	1,977,843
Diageo PLC, SADR	10,600	601,444
Fossil, Inc. *	7,700	128,590
J.M. Smucker Company	12,200	528,992
Kellogg Company	5,200	228,020
Life Technologies Corp. *	20,500	477,855
Medicines Company *	16,900	248,937
Onyx Pharmaceuticals, Inc. *	36,300	1,240,008
OSI Pharmaceuticals, Inc. * (a)	27,400	1,069,970
PepsiCo, Inc.	6,521	357,155
Schering-Plough Corp.	170,996	2,912,062
Smithfield Foods, Inc. * (a)	22,500	316,575
The Kroger Company	78,266	2,067,005
Watson Pharmaceuticals, Inc. *	61,100	1,623,427

		22,461,099
Energy - 8.99%
Apache Corp.	1,100	81,983
El Paso Corp.	107,100	838,593
EnCana Corp.	9,500	441,560
Forest Oil Corp. *	13,900	229,211
Halliburton Company	34,642	629,792
Helmerich & Payne, Inc.	5,200	118,300
Hess Corp.	3,600	193,104
Noble Energy, Inc.	5,400	265,788
PetroHawk Energy Corp. *	57,100	892,473
Range Resources Corp.	2,100	72,219
Smith International, Inc.	16,900	386,841
Spectra Energy Corp.	54,600	859,404
Superior Energy Services, Inc. *	34,700	552,771
Williams Companies, Inc.	54,400	787,712
XTO Energy, Inc.	18,500	652,495

		7,002,246
Financial - 14.09%
ACE, Ltd.	3,700	195,804
Aon Corp.	36,000	1,644,480
Bank of New York Mellon Corp.	61,623	1,745,780
Berkshire Hathaway, Inc., Class B *	306	983,484
Charles Schwab Corp.	11,800	190,806
Commerce Bancshares, Inc.	18,810	826,699
Cullen Frost Bankers, Inc.	34,265	1,736,550
Goldman Sachs Group, Inc.	1,000	84,390
JPMorgan Chase & Company	54,200	1,708,926

The accompanying notes are an integral part of the financial statements.

4

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

All Cap Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Financial (continued)
Markel Corp. *	1,700	$508,300
PNC Financial Services Group, Inc.	4,800	235,200
Raymond James Financial, Inc. (a)	28,100	481,353
Wells Fargo & Company	21,400	630,872

		10,972,644
Industrial - 23.59%
Alliant Techsystems, Inc. *	10,300	883,328
AptarGroup, Inc.	18,600	655,464
Bemis Company, Inc.	35,500	840,640
Bristow Group, Inc. *	9,700	259,863
Carlisle Companies, Inc.	58,346	1,207,762
Caterpillar, Inc.	5,000	223,350
Curtiss-Wright Corp.	4,900	163,611
Donaldson Company, Inc.	7,900	265,835
Eaton Corp.	29,010	1,442,087
Emerson Electric Company	4,300	157,423
GATX Corp.	15,600	483,132
General Dynamics Corp.	23,700	1,364,883
Heartland Express, Inc.	28,093	442,746
Hexcel Corp. *	15,800	116,762
Honeywell International, Inc.	22,700	745,241
ITT Corp.	31,600	1,453,284
Jacobs Engineering Group, Inc. *	2,600	125,060
Kansas City Southern *	17,900	340,995
Kennametal, Inc.	15,100	335,069
Kirby Corp. *	3,100	84,816
Nordson Corp.	5,700	184,053
Pactiv Corp. *	96,600	2,403,408
Parker-Hannifin Corp.	25,800	1,097,532
Quanex Building Products Corp.	27,139	254,292
Silgan Holdings, Inc.	2,900	138,649
Teleflex, Inc.	5,200	260,520
United Technologies Corp.	31,053	1,664,441
URS Corp. *	19,000	774,630

		18,368,876
Technology - 0.18%
Adobe Systems, Inc. *	6,600	140,514

Utilities - 2.71%
The Southern Company	18,400	680,800
UGI Corp.	38,500	940,170
Wisconsin Energy Corp.	11,700	491,166

		2,112,136

TOTAL COMMON STOCKS (Cost $92,758,428)		$76,433,169

SHORT TERM INVESTMENTS - 1.57%
John Hancock Cash Investment Trust, 1.2465% (c)(f)	$$1,219,714	1,219,714

TOTAL SHORT TERM INVESTMENTS (Cost $1,219,714)		$1,219,714

REPURCHASE AGREEMENTS - 1.46%
Repurchase Agreement with State Street Corp. dated 12/31/2008 at 0.00% to be repurchased at $1,140,000 on 01/02/2009, collateralized by $985,000 Federal Home Loan Bank, 5.125% due 03/14/2036 (valued at $1,164,763, including interest)	$1,140,000	$1,140,000

TOTAL REPURCHASE AGREEMENTS (Cost $1,140,000)		$1,140,000

Total Investments (All Cap Value Trust) (Cost $95,118,142) - 101.18%		$78,792,883
Liabilities in Excess of Other Assets - (1.18)%		(920,107)

TOTAL NET ASSETS - 100.00%		$77,872,776

Alpha Opportunities Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 84.72%

Basic Materials - 5.13%
Agnico Eagle Mines, Ltd.	5,860	$300,794
Aracruz Celulose SA, SADR (a)	5,390	60,799
Barrick Gold Corp.	8,010	294,528
BHP Billiton PLC	9,076	176,034
Cameco Corp.	40,730	702,593
Celanese Corp., Series A	56,500	702,295
Cliffs Natural Resources, Inc.	32,980	844,618
Companhia Vale Do Rio Doce, ADR * (a)	83,730	1,013,970
Compania de Minas Buenaventura SA, ADR	10,700	213,144
Eli Lilly & Company	42,400	1,707,448
FMC Corp.	58,400	2,612,232
Freeport-McMoRan Copper & Gold, Inc., Class B	25,140	614,422
Goldcorp Inc.	6,990	220,395
Newmont Mining Corp.	7,070	287,749
Nucor Corp.	3,900	180,180
Potash Corp. of Saskatchewan, Inc.	19,560	1,432,183
Royal Gold, Inc.	4,240	208,650
Smurfit-Stone Container Corp. *	146,000	37,230
Solutia, Inc. *	35,800	161,100
The Mosaic Company	62,900	2,176,340
Vedanta Resources PLC	19,769	177,518
Yamana Gold, Inc.	30,070	232,140

		14,356,362
Communications - 8.09%
Akamai Technologies, Inc. *	22,700	342,543
Amdocs, Ltd. *	38,300	700,507
Ariba, Inc. *	78,700	567,427
AT&T, Inc.	106,300	3,029,550
Cisco Systems, Inc. *	123,900	2,019,570
Comcast Corp., Special Class A	161,900	2,614,685
Corning, Inc.	112,700	1,074,031
Ctrip.com International, Ltd., ADR	11,620	276,556
Equinix, Inc. *	16,080	855,295

The accompanying notes are an integral part of the financial statements.

5

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Alpha Opportunities Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Communications (continued)
Focus Media Holding, Ltd., ADR * (a)	53,280	$484,315
Google, Inc., Class A *	2,020	621,453
McAfee, Inc. *	48,700	1,683,559
MetroPCS Communications, Inc. * (a)	255,590	3,795,512
Monster Worldwide, Inc. *	26,100	315,549
Netease.com, Inc., ADR *	8,600	190,060
NICE Systems, Ltd., ADR *	13,200	296,604
QUALCOMM, Inc.	14,000	501,620
R.H. Donnelley Corp. * (a)	191,700	70,929
Viacom, Inc., Class B *	5,870	111,882
Virgin Media, Inc. (a)	311,100	1,552,389
Walt Disney Company	68,100	1,545,189

		22,649,225
Consumer, Cyclical - 8.86%
Advance Auto Parts, Inc.	16,600	558,590
Best Buy Company, Inc.	19,100	536,901
Big Lots, Inc. *	36,560	529,755
Delta Air Lines, Inc. *	518,120	5,937,655
Dick’s Sporting Goods, Inc. *	24,230	341,885
DreamWorks Animation SKG, Inc., Class A *	24,800	626,448
GameStop Corp., Class A *	59,370	1,285,954
Kohl’s Corp. *	26,500	959,300
Las Vegas Sands Corp. *	53,600	317,848
Limited Brands, Inc.	9,920	99,597
M.D.C. Holdings, Inc.	18,900	572,670
Marvel Entertainment, Inc. *	49,500	1,522,125
Mitsui & Company, Ltd.	37,430	384,794
Mobile Mini, Inc. *	33,100	477,302
NIKE, Inc., Class B	25,400	1,295,400
Nintendo Company, Ltd. (US)	2,400	114,600
Nintendo Company, Ltd.	4,700	1,796,113
Nordstrom, Inc.	28,800	383,328
OfficeMax, Inc.	35,510	271,296
Pool Corp.	26,100	469,017
Staples, Inc.	207,010	3,709,619
US Airways Group, Inc. *	191,800	1,482,614
Wal-Mart Stores, Inc.	20,400	1,143,624

		24,816,435
Consumer, Non-cyclical - 26.01%
Abbott Laboratories	82,750	4,416,367
Accenture, Ltd., Class A	103,300	3,387,207
Amgen, Inc. *	46,050	2,659,387
Amylin Pharmaceuticals, Inc. *	30,755	333,692
AstraZeneca PLC, SADR (a)	10,700	439,021
ATS Medical, Inc. *	221,100	614,658
Auxilium Pharmaceuticals, Inc. * (a)	16,300	463,572
Baxter International, Inc.	7,860	421,217
Bristol-Myers Squibb Company	20,460	475,695
Cardinal Health, Inc.	47,900	1,651,113
Cephalon, Inc. * (a)	29,900	2,303,496
Charles River Laboratories International, Inc. *	39,900	1,045,380
China Medical Technologies, Inc. * (a)	17,900	362,654
Covidien, Ltd.	42,880	1,553,971
Cubist Pharmaceuticals, Inc. *	36,120	872,659
Dean Foods Company *	30,300	544,491
Elan Corp. PLC, SADR *	186,900	1,121,400
Flowers Foods, Inc.	11,510	280,384
Genentech, Inc. *	15,280	1,266,865
General Mills, Inc.	7,170	435,578
Genzyme Corp. *	9,400	623,878
Gilead Sciences, Inc. *	12,810	655,103
ICON PLC, SADR *	26,300	517,847
Intuitive Surgical, Inc. *	2,690	341,603
Jarden Corp. *	142,800	1,642,200
Johnson & Johnson	6,900	412,827
McKesson Corp.	46,000	1,781,580
Medtronic, Inc.	64,500	2,026,590
Mentor Corp.	12,710	393,120
Merck & Company, Inc.	15,400	468,160
Moody’s Corp.	15,600	313,404
Myriad Genetics, Inc. *	8,580	568,511
Nestle SA	15,147	599,793
Nestle SA-Sponsored ADR	30,700	1,218,790
Novavax, Inc. *	196,100	370,629
NutriSystem, Inc. (a)	55,200	805,368
Pan Fish ASA *	2,138,000	327,575
PepsiCo, Inc.	16,400	898,228
Pfizer, Inc.	19,900	352,429
Pharmaceutical Product Development, Inc.	38,100	1,105,281
Philip Morris International, Inc.	7,950	345,905
Procter & Gamble Company	15,500	958,210
Ralcorp Holdings, Inc. *	16,470	961,848
Schering-Plough Corp.	360,220	6,134,547
Sequenom, Inc. *	22,510	446,598
Smithfield Foods, Inc. * (a)	116,800	1,643,376
St. Jude Medical, Inc. *	12,700	418,592
Strayer Education, Inc.	1,710	366,641
Sysco Corp.	60,800	1,394,752
Teva Pharmaceutical Industries, Ltd., SADR	47,530	2,023,352
The Kroger Company	10,340	273,079
Theravance, Inc. *	50,300	623,217
UCB SA	10,295	335,806
UnitedHealth Group, Inc.	221,200	5,883,920
UST, Inc.	6,870	476,641
Varian Medical Systems, Inc. *	62,600	2,193,504
Visa, Inc.	32,100	1,683,645
Volcano Corp. *	55,200	828,000
Western Union Company	159,610	2,288,807
Wyeth	80,700	3,027,057
Zoll Medical Corp. *	23,500	443,915

		72,823,135
Energy - 8.76%
Apache Corp.	14,200	1,058,326
Arena Resources, Inc. *	16,200	455,058
Baker Hughes, Inc.	2,000	64,140
Cabot Oil & Gas Corp.	17,200	447,200
Chesapeake Energy Corp.	10,000	161,700
CONSOL Energy, Inc.	16,380	468,140
Covanta Holding Corp. *	39,800	874,008
EnCana Corp.	7,090	329,543
Forest Oil Corp. *	17,100	281,979

The accompanying notes are an integral part of the financial statements.

6

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Alpha Opportunities Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Energy (continued)
Frontier Oil Corp.	11,620	$146,761
Gazprom OAO, SADR	27,844	401,157
Halliburton Company	10,890	197,980
Hess Corp.	19,980	1,071,727
Karoon Gas Australia, Ltd. *	131,662	335,881
Lundin Petroleum AB, Series A *	94,174	505,403
Marathon Oil Corp.	84,300	2,306,448
Massey Energy Company	6,370	87,842
National Oilwell Varco, Inc. *	40,200	982,488
Newfield Exploration Company *	57,100	1,127,725
Noble Energy, Inc.	18,800	925,336
Occidental Petroleum Corp.	5,400	323,946
Petroleo Brasileiro SA, ADR	23,900	585,311
Range Resources Corp.	10,900	374,851
Schlumberger, Ltd.	33,000	1,396,890
Suncor Energy, Inc.	30,180	588,510
Sunpower Corp., Class B * (a)	55,860	1,700,378
Talisman Energy, Inc.	78,400	783,216
Total SA, ADR	36,500	2,018,450
Ultra Petroleum Corp. *	23,200	800,632
Weatherford International, Ltd. *	47,030	508,865
Whiting Petroleum Corp. *	14,100	471,786
XTO Energy, Inc.	77,710	2,740,832

		24,522,509
Financial - 11.02%
ACE, Ltd.	64,300	3,402,756
Allied World Assurance Holdings, Ltd.	12,600	511,560
American Express Company	84,200	1,561,910
Ameriprise Financial, Inc.	27,000	630,720
Anworth Mortgage Asset Corp., REIT	137,600	884,768
Bank of America Corp.	15,088	212,439
CIGNA Corp.	36,800	620,080
Citigroup, Inc.	100,320	673,147
Deutsche Boerse AG	5,730	414,560
Everest Re Group, Ltd.	4,600	350,244
Goldman Sachs Group, Inc.	36,560	3,085,298
Hartford Financial Services Group, Inc.	44,450	729,869
Hong Kong Exchange & Clearing, Ltd.	15,400	147,854
Humana, Inc. *	28,300	1,055,024
IntercontinentalExchange, Inc. *	1,800	148,392
JPMorgan Chase & Company	74,380	2,345,201
Julius Baer Holding AG	7,740	299,982
Marsh & McLennan Companies, Inc.	161,700	3,924,459
MFA Mortgage Investments, Inc., REIT	123,700	728,593
Morgan Stanley	6,320	101,373
PennantPark Investment Corp.	103,028	371,931
Signature Bank *	14,100	404,529
Standard Chartered PLC	44,032	563,435
State Street Corp.	35,320	1,389,136
TD Ameritrade Holding Corp. *	44,000	627,000
The Travelers Companies, Inc.	12,500	565,000
W.R. Berkley Corp.	14,200	440,200
Wells Fargo & Company	157,600	4,646,048

		30,835,508
Industrial - 10.92%
ABB, Ltd., SADR	24,500	367,745
Aecom Technology Corp. *	86,600	2,661,218
American Ecology Corp.	52,890	1,069,965
American Science & Engineering, Inc.	4,840	357,966
Boeing Company	41,900	1,787,873
Capstone Turbine Corp. * (a)	198,900	167,076
Caterpillar, Inc.	6,400	285,888
Cummins, Inc.	15,600	416,988
Deere & Company	32,370	1,240,419
Eaton Corp.	5,300	263,463
Energy Conversion Devices, Inc. * (a)	13,640	343,864
FedEx Corp.	6,000	384,900
Flextronics International, Ltd. *	56,970	145,843
FLIR Systems, Inc. * (a)	67,200	2,061,696
Flowserve Corp.	29,800	1,534,700
General Electric Company	150,300	2,434,860
Granite Construction, Inc.	5,100	224,043
Hansen Transmissions International NV *	391,617	648,702
Heartland Express, Inc.	72,300	1,139,448
Honeywell International, Inc.	80,200	2,632,966
Hub Group, Inc., Class A *	39,900	1,058,547
Ingersoll-Rand Company, Ltd., Class A	18,500	320,975
Lockheed Martin Corp.	31,300	2,631,704
Mueller Water Products, Inc.	29,819	250,480
Owens-Illinois, Inc. *	72,900	1,992,357
Pall Corp.	19,000	540,170
Precision Castparts Corp.	7,900	469,892
Siemens AG	4,029	303,317
Sterling Construction Company, Inc. *	16,100	298,494
United Parcel Service, Inc., Class B (a)	36,600	2,018,856
Vestas Wind Systems AS *	8,664	509,848

		30,564,263
Technology - 5.88%
Automatic Data Processing, Inc.	59,700	2,348,598
BMC Software, Inc. *	79,600	2,142,036
CACI International, Inc., Class A *	4,300	193,887
Concur Technologies, Inc. *	9,400	308,508
Electronic Arts, Inc. *	29,980	480,879
EMC Corp. *	43,900	459,633
First Solar, Inc. * (a)	11,955	1,649,312
Hewlett-Packard Company	18,200	660,478
Intel Corp.	35,600	521,896
Marvell Technology Group, Ltd. *	41,080	274,004
MasterCard, Inc., Class A	3,820	545,993
Maxim Integrated Products, Inc.	8,670	99,011
Microsoft Corp.	109,400	2,126,736
ON Semiconductor Corp. *	154,300	524,620
Red Hat, Inc. *	102,900	1,360,338
Research In Motion, Ltd. *	15,100	612,758
Seagate Technology	43,840	194,211
Solera Holdings, Inc. *	55,400	1,335,140
UbiSoft Entertainment SA *	31,152	611,190

		16,449,228

The accompanying notes are an integral part of the financial statements.

7

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Alpha Opportunities Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Utilities - 0.05%
AES Corp. *	18,300	$150,792

TOTAL COMMON STOCKS (Cost $235,325,660)		$237,167,457

INVESTMENT COMPANIES - 1.50%

Investment Companies - 1.50%

iShares Russell 1000 Index Fund	31,900	1,562,463
Midcap SPDR Trust, Series 1	11,300	1,097,919
SPDR Trust Series 1	17,100	1,543,104

		4,203,486

TOTAL INVESTMENT COMPANIES (Cost $4,026,677)		$4,203,486

SHORT TERM INVESTMENTS - 4.87%

John Hancock Cash
Investment Trust, 1.2465% (c)(f)	$13,638,724	$13,638,724

TOTAL SHORT TERM INVESTMENTS (Cost $13,638,724)		$13,638,724

REPURCHASE AGREEMENTS - 13.57%
Repurchase Agreement with State Street Corp. dated 12/31/2008 at 0.00% to be repurchased at $37,977,000 on 01/02/2009, collateralized by $38,790,000 U.S. Treasury Bills, zero coupon due 07/02/2009 (valued at $38,739,573, including interest)	$37,977,000	$37,977,000

TOTAL REPURCHASE AGREEMENTS (Cost $37,977,000)		$37,977,000

Total Investments (Alpha Opportunities Trust) (Cost $290,968,061) - 104.66%		$292,986,667
Liabilities in Excess of Other Assets - (4.66)%		(13,039,667)

TOTAL NET ASSETS - 100.00%		$279,947,000

American Asset Allocation Trust

	Shares or Principal Amount	Value

INVESTMENT COMPANIES - 100.01%

American Funds Insurance Series - 100.01%
American Asset Allocation Fund - Class 1	71,427,635	$868,560,038

TOTAL INVESTMENT COMPANIES (Cost $1,203,752,210)		$868,560,038

Total Investments (American Asset Allocation Trust) (Cost $1,203,752,210) - 100.01%		$868,560,038
Liabilities in Excess of Other Assets - (0.01)%		(68,246)

TOTAL NET ASSETS - 100.00%		$868,491,792

American Blue Chip Income & Growth Trust

	Shares or Principal Amount	Value

INVESTMENT COMPANIES - 100.03%

American Funds Insurance Series - 100.03%
American Blue Chip Income & Growth Fund -Class 1	16,362,395	$109,137,173

TOTAL INVESTMENT COMPANIES (Cost $162,030,631)		$109,137,173

Total Investments (American Blue Chip Income & Growth Trust) (Cost $162,030,631) - 100.03%		$109,137,173
Liabilities in Excess of Other Assets - (0.03)%		(31,066)

TOTAL NET ASSETS - 100.00%		$109,106,107

American Bond Trust

	Shares or Principal Amount	Value

INVESTMENT COMPANIES - 100.01%

American Funds Insurance Series - 100.01%
American Bond Trust - Class 1	73,251,744	$692,961,502

TOTAL INVESTMENT COMPANIES (Cost $827,040,461)		$692,961,502

Total Investments (American Bond Trust) (Cost $827,040,461) - 100.01%		$692,961,502
Liabilities in Excess of Other Assets - (0.01)%		(66,717)

TOTAL NET ASSETS - 100.00%		$692,894,785

American Diversified Growth & Income Trust

	Shares or Principal Amount	Value

INVESTMENT COMPANIES - 102.24%

American Funds Insurance Series - 102.24%
American Asset Allocation Fund - Class 1	4,778	$58,103
American Blue Chip Income & Growth Fund -Class 1	13,121	87,514
American Bond Trust - Class 1	14,133	133,701
American Global Growth Fund - Class 1	4,160	58,077
American Global Small Capitalization Fund -Class 1	1,308	14,629
American Growth Trust - Class 1	5,663	189,772
American Growth-Income Fund - Class 1	4,207	102,026
American High-Income Bond Fund - Class 1	3,637	29,317
American International Fund - Class 1	3,596	43,944
American New World Trust - Class 1	1,070	14,518

		731,601

TOTAL INVESTMENT COMPANIES (Cost $1,022,708)		$731,601

Total Investments (American Diversified Growth & Income		$731,601
Trust) (Cost $1,022,708) - 102.24%
Liabilities in Excess of Other Assets - (2.24)%		(16,002)

TOTAL NET ASSETS - 100.00%		$715,599

The accompanying notes are an integral part of the financial statements.

8

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

American Fundamental Holdings Trust

	Shares or Principal Amount	Value

INVESTMENT COMPANIES - 100.01%

American Funds Insurance Series - 100.01%
American Bond Trust - Class 1	25,681,787	$242,949,708
American Growth Trust - Class 1	4,342,458	145,515,779
American Growth-Income Fund - Class 1	5,993,058	145,331,667
American International Fund - Class 1	6,578,760	80,392,443

		614,189,597

TOTAL INVESTMENT COMPANIES (Cost $816,919,806)		$614,189,597

Total Investments (American Fundamental Holdings Trust) (Cost $816,919,806) - 100.01%		$614,189,597
Liabilities in Excess of Other Assets - (0.01)%		(54,769)

TOTAL NET ASSETS - 100.00%		$614,134,828

American Global Diversification Trust

	Shares or Principal Amount	Value

INVESTMENT COMPANIES - 100.01%

American Funds Insurance Series - 100.01%
American Bond Trust - Class 1	15,505,205	$146,679,241
American Global Growth Fund - Class 1	15,686,621	218,985,234
American Global Small Capitalization Fund -Class 1	7,361,010	82,296,089
American High-Income Bond Fund - Class 1	5,203,514	41,940,323
American New World Trust - Class 1	3,861,039	52,394,294

		542,295,181

TOTAL INVESTMENT COMPANIES (Cost $790,359,733)		$542,295,181

Total Investments (American Global Diversification Trust) (Cost $790,359,733) - 100.01%		$542,295,181
Liabilities in Excess of Other Assets - (0.01)%		(57,050)

TOTAL NET ASSETS - 100.00%		$542,238,131

American Global Growth Trust

	Shares or Principal Amount	Value

INVESTMENT COMPANIES - 100.02%

American Funds Insurance Series - 100.02%
American Global Growth Fund - Class 1	10,768,020	$150,321,564

TOTAL INVESTMENT COMPANIES (Cost $257,312,447)		$150,321,564

Total Investments (American Global Growth Trust) (Cost $257,312,447) - 100.02%		$150,321,564
Liabilities in Excess of Other Assets - (0.02)%		(30,687)

TOTAL NET ASSETS - 100.00%		$150,290,877

American Global Small Capitalization Trust

	Shares or Principal Amount	Value

INVESTMENT COMPANIES - 100.05%

American Funds Insurance Series - 100.05%
American Global Small Capitalization Fund -Class 1	4,648,633	$51,971,713

TOTAL INVESTMENT COMPANIES (Cost $105,733,793)		$51,971,713

Total Investments (American Global Small Capitalization Trust) (Cost $105,733,793) - 100.05%		$51,971,713
Liabilities in Excess of Other Assets - (0.05)%		(25,113)

TOTAL NET ASSETS - 100.00%		$51,946,600

American Growth Trust

	Shares or Principal Amount	Value

INVESTMENT COMPANIES - 100.01%

American Funds Insurance Series - 100.01%
American Growth Trust - Class 1	31,567,671	$1,057,832,649

TOTAL INVESTMENT COMPANIES (Cost $1,720,967,364)		$1,057,832,649

Total Investments (American Growth Trust) (Cost $1,720,967,364) - 100.01%		$1,057,832,649
Liabilities in Excess of Other Assets - (0.01)%		(86,013)

TOTAL NET ASSETS - 100.00%		$1,057,746,636

American Growth-Income Trust

	Shares or Principal Amount	Value

INVESTMENT COMPANIES - 100.01%

American Funds Insurance Series - 100.01%
American Growth-Income Fund - Class 1	35,758,778	$867,150,362

TOTAL INVESTMENT COMPANIES (Cost $1,335,832,048)		$867,150,362

Total Investments (American Growth-Income Trust) (Cost $1,335,832,048) - 100.01%		$867,150,362
Liabilities in Excess of Other Assets - (0.01)%		(78,099)

TOTAL NET ASSETS - 100.00%		$867,072,263

American High-Income Bond Trust

	Shares or Principal Amount	Value

INVESTMENT COMPANIES - 100.07%

American Funds Insurance Series - 100.07%
American High-Income Bond Fund - Class 1	4,292,856	$34,600,422

TOTAL INVESTMENT COMPANIES (Cost $49,777,357)		$34,600,422

Total Investments (American High-Income Bond Trust) (Cost $49,777,357) - 100.07%		$34,600,422
Liabilities in Excess of Other Assets - (0.07)%		(25,202)

TOTAL NET ASSETS - 100.00%		$34,575,220

The accompanying notes are an integral part of the financial statements.

9

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

American International Trust

	Shares or Principal Amount	Value

INVESTMENT COMPANIES - 100.01%

American Funds Insurance Series - 100.01%
American International Fund - Class 1	57,803,808	$706,362,537

TOTAL INVESTMENT COMPANIES (Cost $1,098,020,417)		$706,362,537

Total Investments (American International Trust) (Cost $1,098,020,417) - 100.01%		$706,362,537
Liabilities in Excess of Other Assets - (0.01)%		(63,211)

TOTAL NET ASSETS - 100.00%		$706,299,326

American New World Trust

	Shares or Principal Amount	Value

INVESTMENT COMPANIES - 100.06%

American Funds Insurance Series - 100.06%
American New World Trust - Class 1	3,058,554	$41,504,577

TOTAL INVESTMENT COMPANIES (Cost $72,533,608)		$41,504,577

Total Investments (American New World Trust) (Cost $72,533,608) - 100.06%		$41,504,577
Liabilities in Excess of Other Assets - (0.06)%		(24,917)

TOTAL NET ASSETS - 100.00%		$41,479,660

Blue Chip Growth Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 99.31%

Basic Materials - 3.49%
BHP Billiton, Ltd.	2,600	$55,235
Monsanto Company	254,604	17,911,391
Nucor Corp.	191,300	8,838,060
Potash Corp. of Saskatchewan, Inc.	147,900	10,829,238
Praxair, Inc.	355,900	21,126,224

		58,760,148
Communications - 17.71%
Amazon.com, Inc. *	998,889	51,223,028
America Movil SAB de CV, Series L, ADR	254,651	7,891,634
American Tower Corp., Class A *	956,538	28,045,694
AT&T, Inc.	2,300	65,550
Cisco Systems, Inc. *	889,818	14,504,033
Discovery Communications, Inc., Series A *	447,650	6,338,724
Discovery Communications, Inc., Series C *	331,750	4,442,133
eBay, Inc. *	2,478	34,593
Expedia, Inc. *	422,700	3,483,048
Google, Inc., Class A *	182,466	56,135,665
Juniper Networks, Inc. *	1,437,121	25,163,989
McAfee, Inc. *	493,800	17,070,666
McGraw-Hill Companies, Inc.	851,800	19,753,242
MetroPCS Communications, Inc. *	369,750	5,490,787
Omnicom Group, Inc.	66,400	1,787,488
Priceline.com, Inc. *	48,900	3,601,485
QUALCOMM, Inc.	902,077	32,321,419
Tencent Holdings, Ltd.	1,045,000	6,790,127
Time Warner, Inc.	355,900	3,580,354
VeriSign, Inc. *	541,200	10,326,096

		298,049,755
Consumer, Cyclical - 11.23%
Bed Bath & Beyond, Inc. *	422,200	10,732,324
Coach, Inc. *	175,800	3,651,366
Costco Wholesale Corp.	166,700	8,751,750
CVS Caremark Corp.	673,067	19,343,946
Fastenal Company (a)	131,100	4,568,835
International Game Technology	5,702	67,797
Kohl’s Corp. *	489,430	17,717,366
Marriott International, Inc., Class A	221,188	4,302,107
McDonald’s Corp.	347,700	21,623,463
MGM Mirage, Inc. * (a)	178,790	2,460,150
NIKE, Inc., Class B	192,300	9,807,300
Nintendo Company, Ltd.	69,000	26,368,463
Wal-Mart Stores, Inc.	621,464	34,839,272
Wynn Resorts, Ltd. * (a)	193,700	8,185,762
Yum! Brands, Inc.	522,500	16,458,750

		188,878,651
Consumer, Non-cyclical - 29.02%
Accenture, Ltd., Class A	712,300	23,356,317
Alcon, Inc.	103,690	9,248,111
Allergan, Inc.	422,700	17,043,264
Amgen, Inc. *	369,100	21,315,525
Apollo Group, Inc., Class A *	118,300	9,064,146
Baxter International, Inc.	408,800	21,907,592
Becton, Dickinson & Company	151,500	10,361,085
Celgene Corp. *	617,000	34,107,760
Covidien, Ltd.	81,800	2,964,432
Express Scripts, Inc. *	336,500	18,500,770
Genentech, Inc. *	633,822	52,550,182
Genzyme Corp. *	49,800	3,305,226
Gilead Sciences, Inc. *	1,121,762	57,366,910
Intuitive Surgical, Inc. * (a)	32,300	4,101,777
McKesson Corp.	353,000	13,671,690
Medco Health Solutions, Inc. *	749,300	31,403,163
Medtronic, Inc.	681,644	21,417,254
Novartis AG	88,866	4,450,535
PepsiCo, Inc.	261,004	14,295,189
Procter & Gamble Company	48,937	3,025,285
Roche Holdings AG - Genusschein	93,423	14,463,475
Schering-Plough Corp.	55,400	943,462
St. Jude Medical, Inc. *	667,036	21,985,507
Stryker Corp.	282,279	11,277,046
Teva Pharmaceutical Industries, Ltd., SADR (a)	234,700	9,991,179
The Coca-Cola Company	213,700	9,674,199
Visa, Inc.	194,200	10,185,790
WellPoint, Inc. *	275,872	11,622,487
Western Union Company	611,800	8,773,212
Wyeth	421,754	15,819,993

		488,192,563

The accompanying notes are an integral part of the financial statements.

10

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued (showing percentage of total net assets)

Blue Chip Growth Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Energy - 6.90%
Baker Hughes, Inc.	2,059	$66,032
Chevron Corp.	158,400	11,716,848
Entergy Corp.	39,900	3,316,887
EOG Resources, Inc.	330,900	22,031,322
Exxon Mobil Corp.	422,538	33,731,209
Schlumberger, Ltd.	536,392	22,705,473
Smith International, Inc.	836,472	19,146,844
Sunpower Corp., Class B * (a)	111,200	3,384,928

		116,099,543
Financial - 11.04%
Aetna, Inc.	2,348	66,918
American Express Company	116,852	2,167,605
Ameriprise Financial, Inc.	23,351	545,479
Aon Corp.	137,400	6,276,432
Bank of New York Mellon Corp.	344,561	9,761,413
BlackRock, Inc.	43,200	5,795,280
Charles Schwab Corp.	667,086	10,786,781
CME Group, Inc.	32,550	6,773,980
Credit Suisse Group AG	2,400	67,259
Franklin Resources, Inc.	394,865	25,184,490
Goldman Sachs Group, Inc.	235,776	19,897,137
Humana, Inc. *	111,200	4,145,536
IntercontinentalExchange, Inc. *	197,100	16,248,924
JPMorgan Chase & Company	311,300	9,815,289
Morgan Stanley	619,400	9,935,176
Northern Trust Corp.	371,489	19,369,436
PNC Financial Services Group, Inc.	72,300	3,542,700
Prudential Financial, Inc.	2,500	75,650
State Street Corp.	553,007	21,749,765
Wells Fargo & Company	458,000	13,501,840

		185,707,090
Industrial - 4.47%
Danaher Corp.	841,263	47,623,898
Deere & Company	52,100	1,996,472
Expeditors International of Washington, Inc.	159,200	5,296,584
FMC Technologies, Inc. *	60,100	1,432,183
General Dynamics Corp.	65,474	3,770,648
General Electric Company	2,552	41,342
Lockheed Martin Corp.	85,600	7,197,248
Rockwell Collins, Inc.	24,399	953,757
Thermo Fisher Scientific, Inc. *	5,600	190,792
Union Pacific Corp.	141,700	6,773,260

		75,276,184
Technology - 15.05%
Adobe Systems, Inc. *	242,575	5,164,422
Altera Corp.	354,300	5,920,353
Apple, Inc. *	613,600	52,370,760
Autodesk, Inc. *	476,100	9,355,365
Automatic Data Processing, Inc.	287,833	11,323,350
Broadcom Corp., Class A *	394,000	6,686,180
Dell, Inc. *	5,573	57,068
Electronic Arts, Inc. *	571,714	9,170,293
EMC Corp. *	493,252	5,164,348
First Solar, Inc. * (a)	48,700	6,718,652
Fiserv, Inc. *	396,000	14,402,520
Hewlett-Packard Company	618,000	22,427,220
Intel Corp.	110,692	1,622,745
Intuit, Inc. *	195,722	4,656,226
Marvell Technology Group, Ltd. *	2,182,610	14,558,009
MasterCard, Inc., Class A (a)	63,300	9,047,469
Microsoft Corp.	2,176,144	42,304,239
Oracle Corp. *	287,862	5,103,793
Research In Motion, Ltd. *	267,900	10,871,382
Xilinx, Inc.	911,625	16,245,158

		253,169,552
Utilities - 0.40%
NRG Energy, Inc. * (a)	289,200	6,747,036

TOTAL COMMON STOCKS (Cost $2,117,203,835)		$1,670,880,522

SHORT TERM INVESTMENTS - 4.09%
John Hancock Cash Investment Trust, 1.2465% (c)(f)	$40,969,054	$40,969,054
T. Rowe Price Reserve Investment Fund, 1.5309%	27,815,669	27,815,669

TOTAL SHORT TERM INVESTMENTS (Cost $68,784,723)		$68,784,723

Total Investments (Blue Chip Growth Trust) (Cost $2,185,988,558) - 103.40%		$1,739,665,245
Liabilities in Excess of Other Assets - (3.40)%		(57,251,920)

TOTAL NET ASSETS - 100.00%		$1,682,413,325

Capital Appreciation Trust
	Shares or Principal Amount	Value

COMMON STOCKS - 97.68%

Basic Materials - 2.40%
Monsanto Company	236,000	$16,602,600

Communications - 14.47%
Amazon.com, Inc. *	317,200	16,266,016
Cisco Systems, Inc. *	1,009,665	16,457,539
Google, Inc., Class A *	99,707	30,674,859
QUALCOMM, Inc.	719,800	25,790,434
Walt Disney Company	482,500	10,947,925

		100,136,773
Consumer, Cyclical - 9.79%
Costco Wholesale Corp.	218,900	11,492,250
CVS Caremark Corp.	574,000	16,496,760
NIKE, Inc., Class B	234,408	11,954,808
Target Corp.	57,800	1,995,834
Wal-Mart Stores, Inc.	459,800	25,776,388

		67,716,040
Consumer, Non-cyclical - 42.73%
Abbott Laboratories	382,000	20,387,340
Alcon, Inc.	207,881	18,540,906
Baxter International, Inc.	413,200	22,143,388
Cadbury PLC	90,100	3,213,867

The accompanying notes are an integral part of the financial statements.

11

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued (showing percentage of total net assets)

Capital Appreciation Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Consumer, Non-cyclical (continued)
Celgene Corp. *	289,400	$15,998,032
Colgate-Palmolive Company	321,100	22,008,194
Genentech, Inc. *	361,869	30,002,559
Genzyme Corp. *	72,200	4,791,914
Gilead Sciences, Inc. *	884,428	45,229,648
Medco Health Solutions, Inc. *	346,500	14,521,815
Mylan, Inc. * (a)	393,500	3,891,715
PepsiCo, Inc.	250,065	13,696,060
Roche Holding AG, SADR	72,800	5,572,840
Shire Pharmaceuticals Group PLC, ADR	164,250	7,355,115
Teva Pharmaceutical Industries, Ltd., SADR (a)	482,500	20,540,025
The Coca-Cola Company	320,000	14,486,400
UnitedHealth Group, Inc.	144,400	3,841,040
Visa, Inc.	402,700	21,121,615
Wyeth	220,500	8,270,955

		295,613,428
Energy - 5.78%
Occidental Petroleum Corp.	194,100	11,644,059
Schlumberger, Ltd.	348,106	14,735,327
Southwestern Energy Company *	291,400	8,441,858
XTO Energy, Inc.	147,100	5,188,217

		40,009,461
Financial - 3.00%
Charles Schwab Corp.	966,969	15,635,889
Goldman Sachs Group, Inc.	48,790	4,117,388
Lazard, Ltd., Class A	33,630	1,000,156

		20,753,433
Industrial - 5.35%
Lockheed Martin Corp.	125,500	10,552,040
Raytheon Company	207,700	10,601,008
Thermo Fisher Scientific, Inc. *	386,400	13,164,648
Union Pacific Corp.	56,800	2,715,040

		37,032,736
Technology - 14.16%
Adobe Systems, Inc. *	527,185	11,223,769
Apple, Inc. *	179,866	15,351,563
Hewlett-Packard Company	575,800	20,895,782
Infosys Technologies, Ltd., ADR	295,600	7,262,892
International Business Machines Corp.	96,300	8,104,608
Microsoft Corp.	492,669	9,577,485
NVIDIA Corp. *	318,600	2,571,102
Oracle Corp. *	393,400	6,974,982
Research In Motion, Ltd. *	394,300	16,000,694

		97,962,877

TOTAL COMMON STOCKS (Cost $828,216,528)		$675,827,348

SHORT TERM INVESTMENTS - 2.37%

John Hancock Cash Investment Trust, 1.2465% (c)(f)	$16,390,000	$16,390,000

TOTAL SHORT TERM INVESTMENTS (Cost $16,390,000)		$16,390,000

REPURCHASE AGREEMENTS - 2.74%

Repurchase Agreement with State Street Corp. dated 12/31/2008 at 0.00% to be repurchased at $18,976,000 on 01/02/2009, collateralized by $13,990,000 Federal National Mortgage Association, 6.25% due 05/15/2029 (valued at $19,358,663, including interest)	$18,976,000	$18,976,000

TOTAL REPURCHASE AGREEMENTS (Cost $18,976,000)		$18,976,000

Total Investments (Capital Appreciation Trust) (Cost $863,582,528) - 102.79%		$711,193,348
Liabilities in Excess of Other Assets - (2.79)%		(19,296,939)

TOTAL NET ASSETS - 100.00%		$691,896,409

Capital Appreciation Value Trust
	Shares or Principal Amount	Value

COMMON STOCKS - 70.70%

Basic Materials - 0.33%
International Paper Company	39,600	$467,280
Communications - 6.78%
AT&T, Inc. ***	46,800	1,333,800
Cablevision Systems Corp., Class A	112,900	1,901,236
Cisco Systems, Inc. *	35,200	573,760
Discovery Communications, Inc., Series A *	6,600	93,456
Discovery Communications, Inc., Series C *	5,100	68,289
DISH Network Corp. *	31,200	346,008
Sprint Nextel Corp. *	454,600	831,918
Time Warner Cable, Inc. *	24,700	529,815
Time Warner, Inc.	391,800	3,941,508

		9,619,790
Consumer, Cyclical - 8.96%
Choice Hotels International, Inc.	21,300	640,278
Home Depot, Inc.	14,400	331,488
Honda Motor Company, Ltd.	30,600	651,739
Kohl’s Corp. *	33,500	1,212,700
Lowe’s Companies, Inc.	94,700	2,037,944
Marriott International, Inc., Class A	116,500	2,265,925
Marubeni Corp.	101,000	386,684
Mitsubishi Corp.	74,600	1,056,639
Mitsui & Company, Ltd.	32,000	328,972
Newell Rubbermaid, Inc.	27,500	268,950
The TJX Companies, Inc.	27,700	569,789
Toyota Motor Corp.	10,000	330,583
TRW Automotive Holdings Corp. *	163,500	588,600
WABCO Holdings, Inc.	40,500	639,495
Wal-Mart Stores, Inc. ***	25,000	1,401,500

		12,711,286
Consumer, Non-cyclical - 11.89%
Allergan, Inc.	41,500	1,673,280
Baxter International, Inc. ***	28,800	1,543,392

The accompanying notes are an integral part of the financial statements.

12

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued (showing percentage of total net assets)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Consumer, Non-cyclical (continued)
Becton, Dickinson & Company	5,800	$396,662
Cardinal Health, Inc.	17,900	617,013
Covidien, Ltd.	62,800	2,275,872
DENTSPLY International, Inc.	4,700	132,728
Fortune Brands, Inc.	56,700	2,340,576
General Mills, Inc.	13,000	789,750
H & R Block, Inc.	74,300	1,688,096
Henry Schein, Inc. *	4,000	146,760
J.M. Smucker Company	5,102	221,223
Millipore Corp. *	18,300	942,816
Procter & Gamble Company	737	45,561
Western Union Company	142,300	2,040,582
Wyeth	53,600	2,010,536

		16,864,847
Energy - 10.49%
CNX Gas Corp. *	56,300	1,536,990
Entergy Corp.	13,500	1,122,255
Exxon Mobil Corp. ***	35,000	2,794,050
Japan Petroleum Exploration Company, Ltd.	11,300	496,817
Murphy Oil Corp.	37,800	1,676,430
Oil States International, Inc. *	15,600	291,564
Royal Dutch Shell PLC, ADR	32,300	1,709,962
Schlumberger, Ltd.	28,400	1,202,172
Spectra Energy Corp.	63,500	999,490
Statoil ASA	55,900	934,915
Sunoco, Inc.	5,100	221,646
Total SA, ADR	30,200	1,670,060
Williams Companies, Inc.	15,600	225,888

		14,882,239
Financial - 9.42%
Ameriprise Financial, Inc.	56,600	1,322,176
Aon Corp. ***	30,800	1,406,944
BlackRock, Inc.	7,900	1,059,785
First Horizon National Corp.	101	1,068
Franklin Resources, Inc.	25,700	1,639,146
Invesco, Ltd.	78,300	1,130,652
JPMorgan Chase & Company	29,500	930,135
Lazard, Ltd., Class A	48,500	1,442,390
MetLife, Inc.	6,800	237,048
State Street Corp.	11,500	452,295
The St. Joe Company *	20,400	496,128
Wells Fargo & Company	79,000	2,328,920
White Mountains Insurance Group, Ltd.	3,440	918,859

		13,365,546
Industrial - 11.90%
3M Company ***	14,000	805,560
Actuant Corp., Class A	100	1,902
Danaher Corp.	81,200	4,596,733
Honeywell International, Inc.	82,300	2,701,909
Illinois Tool Works, Inc.	46,900	1,643,845
Rockwell Collins, Inc.	25,900	1,012,431
Roper Industries, Inc.	14,200	616,422
Toyota Industries Corp.	8,400	180,945
Tyco Electronics, Ltd.	203,700	3,301,977
Tyco International, Ltd.	93,200	2,013,120

		16,874,844
Technology - 5.84%
Altera Corp. (a)	51,300	857,223
Analog Devices, Inc.	102,700	1,953,354
Dell, Inc. *	106,200	1,087,488
Microsoft Corp.	55,600	1,080,864
Texas Instruments, Inc.	133,500	2,071,920
Xilinx, Inc.	69,200	1,233,144

		8,283,993
Utilities - 5.09%
FPL Group, Inc.	5,800	291,914
PG&E Corp.	37,300	1,443,883
PPL Corp.	59,600	1,829,124
Public Service Enterprise Group, Inc.	42,400	1,236,808
Sempra Energy	38,900	1,658,307
Xcel Energy, Inc.	40,600	753,130

		7,213,166

TOTAL COMMON STOCKS (Cost $111,830,646)		$100,282,991

PREFERRED STOCKS - 2.68%

Communications - 0.08%
Crown Castle International Corp., 6.25%	2,832	107,616
Consumer, Non-cyclical - 0.07%
Newell Financial Trust I, 5.25%	4,000	104,000
Financial - 2.44%
Affiliated Managers Group, Inc., 5.10%	560	10,192
Aspen Insurance Holdings, Ltd., Series AHL, 5.625%	1,000	42,000
Bank of America Corp., Series L, 7.25%	2,599	1,689,350
Citigroup, Inc., Series T, 6.50%	27,141	759,677
Fifth Third Bancorp, Series G, 8.50%	600	48,648
MetLife, Inc., 6.375%	88,300	909,490

		3,459,357
Utilities - 0.09%
NRG Energy, Inc., 4.00%	112	125,776

TOTAL PREFERRED STOCKS (Cost $4,472,322)		$3,796,749

TERM LOANS - 7.21%

Basic Materials - 1.21%
Georgia Pacific Corp., Tranche A 3.0578% due 12/20/2010 (b)	1,882,438	1,712,228
Communications - 2.75%
CSC Holdings, Inc.
2.195% due 07/15/2009 (b)	493,243	428,628
2.945% due 03/29/2013 (b)	1,748,721	1,468,926
DirecTV Holdings LLC, Term B 5.25% due 03/06/2010 (b)	1,496,241	1,354,098
Lamar Media Corp., Tranche F 2.00% due 03/31/2014 (b)	250,000	212,500
Weather Channel, Tranche B 7.25% due 07/25/2015 (b)	498,750	438,900

		3,903,052

The accompanying notes are an integral part of the financial statements.

13

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued (showing percentage of total net assets)

Capital Appreciation Value Trust (continued)

	Shares or Principal Amount	Value

TERM LOANS (continued)

Consumer, Cyclical - 0.58%
Cedar Fair LP 2.4613% due 08/30/2012 (b)	$249,361	$155,850
MGM Mirage, Inc. Tranche B 3.0489% due 03/11/2011 (b)	1,250,000	675,000

		830,850
Consumer, Non-cyclical - 2.67%
Advanced Medical Optics, Inc., Term B 4.3792% due 06/26/2010 (b)	500,000	315,835
Boston Scientific Corp. 2.4833% due 04/21/2011 (b)	250,000	221,250
Fresenius SE, Term Loan B1 6.75% due 08/22/2014 (b)	162,474	147,039
Fresenius SE, Term Loan B2 6.75% due 08/22/2014 (b)	87,526	78,336
HCA, Inc., Term Loan A1 3.4588% due 11/18/2012 (b)	494,492	415,373
Invitrogen Corp., Tranche B 6.00% due 06/11/2015 (b)	750,000	698,438
William Wrigley Jr. Company 7.75% due 07/15/2010 (b)	2,000,000	1,907,222

		3,783,493

TOTAL TERM LOANS (Cost $10,957,188)		$10,229,623

CORPORATE BONDS - 6.99%

Basic Materials - 0.12%
Freeport-McMoRan Copper & Gold, Inc. 7.0838% due 04/01/2015 (b)	75,000	49,500
International Paper Company 7.40% due 06/15/2014	5,000	4,098
Newmont Mining Corp. 1.25% due 07/15/2014	105,000	114,551

		168,149
Communications - 1.15%
Cablevision Systems Corp., Series B 8.3338% due 04/01/2009 (b)	15,000	14,963
CSC Holdings, Inc., Series B 7.625% due 04/01/2011	15,000	14,137
EchoStar DBS Corp. 6.625% due 10/01/2014	100,000	83,500
Liberty Media LLC 3.125% due 03/30/2023	208,000	149,649
Sprint Capital Corp.
6.90% due 05/01/2019	25,000	17,750
8.375% due 03/15/2012	125,000	100,000
Time Warner, Inc. 2.405% due 11/13/2009 (b)	1,015,000	976,963
Viacom, Inc. 5.75% due 04/30/2011	313,000	284,263

		1,641,225
Consumer, Cyclical - 0.74%
Group 1 Automotive, Inc. 2.25% due 06/15/2036	1,091,000	449,274
Penske Auto Group, Inc. 3.50% due 04/01/2026	780,000	439,140
United Auto Group, Inc. 7.75% due 12/15/2016	20,000	9,300
Wynn Las Vegas LLC 6.625% due 12/01/2014	$200,000	$151,000

		1,048,714
Consumer, Non-cyclical - 2.56%
Advanced Medical Optics, Inc. 4.8631% due 04/02/2014	250,000	157,918
Allergan, Inc. 1.50% due 04/01/2026	409,000	409,810
Henry Schein, Inc. 3.00% due 08/15/2034	1,311,000	1,295,642
Medtronic, Inc. 1.50% due 04/15/2011	812,000	750,707
Millipore Corp. 3.75% due 06/01/2026	1,146,000	1,001,419
Valeant Pharmaceuticals International 4.00% due 11/15/2013	16,000	13,920

		3,629,416
Energy - 0.98%
Cameron International Corp 2.50% due 06/15/2026	4,000	3,963
Dynegy Holdings, Inc. 7.50% due 06/01/2015	200,000	140,000
Oil States International, Inc. 2.375% due 07/01/2025	1,042,000	796,451
Peabody Energy Corp. 6.875% due 03/15/2013	75,000	71,062
Schlumberger, Ltd., Series B 2.125% due 06/01/2023	300,000	376,365

		1,387,841
Financial - 0.48%
Host Hotels & Resorts LP 2.625% due 04/15/2027 (g)	1,076,000	668,469
Marsh & McLennan Companies, Inc. 7.125% due 06/15/2009	15,000	14,960

		683,429
Industrial - 0.03%
Allied Waste North America, Inc.
4.25% due 04/15/2034	17,000	15,051
7.875% due 04/15/2013	25,000	23,750

		38,801
Technology - 0.93%
Linear Technology Corp., Series A 3.00% due 05/01/2027	1,737,000	1,317,212
Utilities - 0.00%
CILCORP, Inc. 8.70% due 10/15/2009	5,000	4,600

TOTAL CORPORATE BONDS (Cost $11,609,517)		$9,919,387

CONVERTIBLE BONDS - 1.51%

Basic Materials - 0.06%
Newmont Mining Corp. 1.625% due 07/15/2017	83,000	89,129

The accompanying notes are an integral part of the financial statements.

14

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued (showing percentage of total net assets)

Capital Appreciation Value Trust (continued)

	Shares or Principal Amount	Value

CONVERTIBLE BONDS (continued)

Communications - 0.41%
JDS Uniphase Corp. 1.00% due 05/15/2026	$1,053,000	$568,620
Lucent Technologies, Inc., Series B 2.75% due 06/15/2025	22,000	10,340

		578,960
Energy - 0.51%
Peabody Energy Corp. 4.75% due 12/15/2066	1,198,000	726,171
Financial - 0.00%
General Growth Properties LP 3.98% due 04/15/2027 (g)	21,000	1,890
Technology - 0.53%
Xilinx, Inc. 3.125% due 03/15/2037	1,100,000	743,462

TOTAL CONVERTIBLE BONDS (Cost $2,844,866)		$2,139,612

OPTIONS - 0.00%

Other - 0.00%
Johnson & Johnson Expiration 01/16/2010 at $65.00 *	100	410
Wellpoint, Inc.
Expiration 01/16/2010 at $50.00 *	100	600
Expiration 01/17/2009 at $55.00 *	200	20

		1,030

TOTAL OPTIONS (Cost $2,902)		$1,030

SHORT TERM INVESTMENTS - 12.48%
John Hancock Cash Investment Trust, 1.2465% (c)(f)	$741,750	$741,750
T. Rowe Price Reserve Investment Fund, 1.5309%	16,957,500	16,957,500

TOTAL SHORT TERM INVESTMENTS (Cost $17,699,250)		$17,699,250

Total Investments (Capital Appreciation Value Trust) (Cost $159,416,691) - 101.57%		$144,068,642
Liabilities in Excess of Other Assets - (1.57)%		(2,229,756)

TOTAL NET ASSETS - 100.00%		$141,838,886

Classic Value Trust
	Shares or Principal Amount	Value

COMMON STOCKS - 95.95%

Basic Materials - 5.68%
Alcoa, Inc.	9,200	$103,592
E.I. Du Pont de Nemours & Company	8,300	209,990
Eli Lilly & Company	7,400	297,998
International Flavors & Fragrances, Inc.	6,000	178,320
International Paper Company	19,100	225,380
MeadWestvaco Corp.	8,300	92,877
Nucor Corp.	7,000	323,400
Weyerhaeuser Company	2,300	70,403

		1,501,960
Communications - 10.71%
Alcatel SA, SADR *	9,236	19,857
AT&T, Inc.	22,600	644,100
Cablevision Systems Corp., Class A	8,300	139,772
CBS Corp., Class B	5,500	45,045
Cisco Systems, Inc. *	5,100	83,130
eBay, Inc. *	7,900	110,284
Gannett Company, Inc.	3,700	29,600
McGraw-Hill Companies, Inc.	11,200	259,728
Qwest Communications International, Inc.	46,200	168,168
Sprint Nextel Corp. *	22,200	40,626
The New York Times Company, Class A	12,900	94,557
Time Warner, Inc.	30,000	301,800
Verizon Communications, Inc.	9,700	328,830
Vodafone Group PLC	49,900	102,178
Walt Disney Company	11,600	263,204
WPP PLC	7,900	46,194
Yahoo!, Inc. *	12,900	157,380

		2,834,453
Consumer, Cyclical - 7.44%
Bed Bath & Beyond, Inc. *	11,600	294,872
D.R. Horton, Inc.	5,500	38,885
Genuine Parts Company	4,200	159,012
Harley-Davidson, Inc.	6,000	101,820
Harman International Industries, Inc.	3,200	53,536
Home Depot, Inc.	18,000	414,360
Macy’s, Inc.	6,500	67,275
Marriott International, Inc., Class A	6,000	116,700
Mattel, Inc.	11,575	185,200
MGM Mirage, Inc. *	7,400	101,824
Newell Rubbermaid, Inc.	12,900	126,162
Tiffany & Company	5,100	120,513
Whirlpool Corp.	4,600	190,210

		1,970,369
Consumer, Non-cyclical - 15.02%
Amgen, Inc. *	4,800	277,200
Anheuser-Busch InBev NV	6,000	139,339
Avery Dennison Corp.	6,500	212,745
Bristol-Myers Squibb Company	11,125	258,656
Colgate-Palmolive Company	500	34,270
Estee Lauder Companies, Inc., Class A	500	15,480
Fortune Brands, Inc.	8,700	359,136
H & R Block, Inc.	7,900	179,488
Hershey Company	13,200	458,568
Johnson & Johnson	4,600	275,218
Kimberly-Clark Corp.	3,700	195,138
Kraft Foods, Inc., Class A	8,275	222,184
McCormick & Company, Inc.	3,700	117,882
Merck & Company, Inc.	11,050	335,920
Pfizer, Inc.	20,700	366,597
WellPoint, Inc. *	3,500	147,455
Whole Foods Market, Inc.	2,800	26,432

The accompanying notes are an integral part of the financial statements.

15

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued (showing percentage of total net assets)

Classic Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Consumer, Non-cyclical (continued)
Wyeth	9,400	$352,594

		3,974,302
Energy - 16.44%
Anadarko Petroleum Corp.	5,500	212,025
BJ Services Company	4,625	53,974
BP PLC, SADR	6,975	326,011
Chevron Corp.	11,300	835,861
CONSOL Energy, Inc.	2,800	80,024
Duke Energy Corp.	18,500	277,685
Entergy Corp.	3,100	257,703
Exxon Mobil Corp.	11,300	902,079
Murphy Oil Corp.	6,700	297,145
Royal Dutch Shell PLC, ADR	10,800	571,752
Schlumberger, Ltd.	3,500	148,155
Spectra Energy Corp.	6,500	102,310
Sunoco, Inc.	6,600	286,836

		4,351,560
Financial - 19.92%
Allied Irish Banks PLC - London Exchange	16,200	39,453
American Express Company	11,600	215,180
Bank of America Corp.	12,925	181,984
Bank of New York Mellon Corp.	12,100	342,793
Capital One Financial Corp.	6,675	212,866
Chubb Corp.	2,800	142,800
Citigroup, Inc.	10,600	71,126
Fifth Third Bancorp	13,900	114,814
Goldman Sachs Group, Inc.	2,500	210,975
Hartford Financial Services Group, Inc.	900	14,778
Janus Capital Group, Inc.	4,900	39,347
JPMorgan Chase & Company	27,375	863,135
KeyCorp	12,900	109,908
Legg Mason, Inc.	1,800	39,438
Lincoln National Corp.	8,300	156,372
Marsh & McLennan Companies, Inc.	16,300	395,601
Marshall & Ilsley Corp.	6,300	85,932
Merrill Lynch & Company, Inc.	19,700	229,308
Progressive Corp.	8,300	122,923
SLM Corp. *	18,000	160,200
SunTrust Banks, Inc.	9,400	277,676
The Travelers Companies, Inc.	3,700	167,240
U.S. Bancorp	16,000	400,160
UBS AG *	9,850	140,855
Wells Fargo & Company	18,200	536,536

		5,271,400
Industrial - 12.65%
3M Company	7,100	408,534
Black & Decker Corp.	2,300	96,163
Boeing Company	5,900	251,753
Cooper Industries, Ltd., Class A	4,300	125,689
Deere & Company	6,100	233,752
Eaton Corp.	1,800	89,478
General Electric Company	48,100	779,220
Honeywell International, Inc.	6,000	196,980
Illinois Tool Works, Inc.	8,800	308,440
Masco Corp.	15,200	169,176
Tyco Electronics, Ltd.	5,100	82,671
United Parcel Service, Inc., Class B	4,900	270,284
USG Corp. *	5,500	44,220
Vulcan Materials Company	4,200	292,236

		3,348,596
Technology - 4.08%
Analog Devices, Inc.	9,800	186,396
Applied Materials, Inc.	7,900	80,027
Computer Sciences Corp. *	6,100	214,354
Dell, Inc. *	13,825	141,568
Intel Corp.	9,200	134,872
Microsoft Corp.	16,625	323,190

		1,080,407
Utilities - 4.01%
FirstEnergy Corp.	2,300	111,734
NRG Energy, Inc. *	1,800	41,994
PG&E Corp.	6,400	247,744
Pinnacle West Capital Corp.	4,600	147,798
Progress Energy, Inc.	6,100	243,085
Teco Energy, Inc.	4,100	50,635
Xcel Energy, Inc.	11,700	217,035

		1,060,025

TOTAL COMMON STOCKS (Cost $25,981,201)		$25,393,072

CONVERTIBLE BONDS - 0.15%

Consumer, Cyclical - 0.15%
Ford Motor Company 4.25% due 12/15/2036	160,000	40,426

TOTAL CONVERTIBLE BONDS (Cost $46,404)		$40,426

SHORT TERM INVESTMENTS - 4.99%
T. Rowe Price Reserve Investment Fund, 1.5309%	$1,321,370	$1,321,370

TOTAL SHORT TERM INVESTMENTS (Cost $1,321,370)		$1,321,370

Total Investments (Classic Value Trust) (Cost $27,348,975) - 101.09%		$26,754,868
Liabilities in Excess of Other Assets - (1.09)%		(289,699)

TOTAL NET ASSETS - 100.00%		$26,465,169

Core Allocation Plus Trust
	Shares or Principal Amount	Value

COMMON STOCKS - 53.53%

Basic Materials - 5.28%
Agrium, Inc.	3,000	$100,778
Agrium, Inc.	2,850	97,270
Alumina, Ltd.	91,473	92,158
Angang New Steel Company, Ltd., Class H	16,000	18,108
Anglo Platinum, Ltd.	3,368	190,193
ArcelorMittal	3,925	96,516

The accompanying notes are an integral part of the financial statements.

16

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued (showing percentage of total net assets)

Core Allocation Plus Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Basic Materials (continued)
BHP Billiton, Ltd., SADR	5,300	$227,370
BHP Billiton, Ltd.	3,210	68,194
Cameco Corp. (a)	15,320	264,270
CF Industries Holdings, Inc.	800	39,328
Cliffs Natural Resources, Inc.	4,700	120,367
Companhia Vale Do Rio Doce, ADR * (a)	27,900	337,869
Eli Lilly & Company	5,820	234,371
Energy Resources of Australia, Ltd.	2,173	29,047
Eurasian Natural Resources Corp.	21,093	100,926
Freeport-McMoRan Copper & Gold, Inc., Class B	6,725	164,359
Gold Fields, Ltd., SADR	23,500	233,355
JSW Steel, Ltd.	9,195	43,601
K&S AG	549	31,377
Kuala Lumpur Kepong BHD	10,200	26,354
Makhteshim-Agam Industries, Ltd.	7,307	23,849
Monsanto Company	4,250	298,987
Paladin Resources, Ltd. *	9,231	16,222
Potash Corp. of Saskatchewan, Inc. - CAD	3,800	275,619
Potash Corp. of Saskatchewan, Inc.	1,950	142,779
Shin-Etsu Chemical Company, Ltd.	1,700	78,458
Sinofert Holdings, Ltd.	110,000	53,654
Sinopec Shanghai Petrochemical
Company, Ltd., Class H	46,000	11,934
Syngenta AG	1,074	208,641
The Mosaic Company	2,475	85,635
Uranium One, Inc. *	9,960	14,442

		3,726,031
Communications - 6.88%
China Mobile, Ltd.	23,000	233,361
China Telecom Corp., Ltd.	206,000	77,876
China Unicom, Ltd.	49,374	60,040
Cisco Systems, Inc. *	43,340	706,442
Comcast Corp., Class A	21,390	361,063
Comverse Technology, Inc. *	67,100	420,046
Corning, Inc.	21,300	202,989
Ctrip.com International, Ltd., ADR	1,400	33,320
Focus Media Holding, Ltd., ADR * (a)	18,700	169,983
Google, Inc., Class A *	790	243,043
MCOT PCL	36,300	13,359
MetroPCS Communications, Inc. *	14,150	210,128
ModusLink Global Solutions, Inc. *	4,000	11,560
Monster Worldwide, Inc. *	8,210	99,259
QUALCOMM, Inc.	13,300	476,539
Scripps Networks Interactive, Inc., Class A	2,490	54,780
Shanda Interactive Entertainment Ltd *	9,100	294,476
SINA Corp. *	12,700	294,005
Sonus Networks, Inc. *	65,100	102,858
Tencent Holdings, Ltd.	13,000	84,470
Thinkorswim Group, Inc. *	33,728	189,551
Thomson Reuters PLC	5,454	121,536
Time Warner, Inc.	22,610	227,457
Viacom, Inc., Class B *	9,010	171,731

		4,859,872
Consumer, Cyclical - 5.25%
AMR Corp. *	18,000	192,060
Bed Bath & Beyond, Inc. *	3,300	83,886
Belle International Holdings, Ltd., GDR	157,000	69,657
Best Buy Company, Inc.	3,400	95,574
BorgWarner, Inc.	900	19,593
China Dongxiang Group Company, Ltd.	209,000	51,070
Daphne International Holdings, Ltd.	44,000	7,197
Delta Air Lines, Inc. *	19,070	218,542
Don Quijote Company, Ltd.	3,500	69,779
DreamWorks Animation SKG, Inc., Class A *	7,000	176,820
Dufry Group AG	2,447	69,139
Genius Products, Inc. *	8,400	84
Home Depot, Inc.	3,700	85,174
Honda Motor Company, Ltd.	2,550	54,312
Kohl’s Corp. *	7,990	289,238
Limited Brands, Inc.	47,100	472,884
Lowe’s Companies, Inc.	6,050	130,196
Magna International, Inc., Class A	2,200	65,846
Mattel, Inc.	27,400	438,400
Mitsui & Company, Ltd.	12,000	123,364
Nintendo Company, Ltd.	300	114,645
Nordstrom, Inc.	7,560	100,624
Nu Skin Enterprises, Inc., Class A	5,200	54,236
Penske Auto Group, Inc.	6,500	49,920
Ports Design, Ltd.	24,000	29,279
PSA Peugeot Citroen SA	2,299	39,305
Staples, Inc.	13,950	249,984
TRW Automotive Holdings Corp. *	3,800	13,680
Walgreen Company	5,570	137,412
Wal-Mart Stores, Inc.	3,300	184,998
Weichai Power Company, Ltd.	3,200	6,084
Weiqiao Textile Company, Ltd.	34,000	11,835

		3,704,817
Consumer, Non-cyclical - 8.65%
Accenture, Ltd., Class A	2,490	81,647
Acco Brands Corp. *	4,500	15,525
Archer-Daniels-Midland Company	4,400	126,852
AstraZeneca Group PLC	1,433	58,625
AstraZeneca PLC, SADR	3,200	131,296
Bristol-Myers Squibb Company	3,200	74,400
Bunge, Ltd.	200	10,354
Chaoda Modern Agriculture Holdings, Ltd.	74,160	47,656
China Mengniu Dairy Company, Ltd.	25,000	32,679
Cosan SA Industria e Comercio *	8,900	42,897
Coventry Health Care, Inc. *	3,900	58,032
Daiichi Sankyo Company, Ltd.	1,110	26,250
Dean Foods Company *	2,500	44,925
Elan Corp. PLC, SADR *	24,260	145,560
Golden Agri-Resources, Ltd.	111,000	18,291
Health Net, Inc. *	7,200	78,408
Healthsouth Corp. * (a)	20,895	229,009
Hengan International Group Company, Ltd., GDR	38,000	122,620
Intuitive Surgical, Inc. *	500	63,495
Japan Tobacco, Inc.	86	284,861
Marfrig Frigorificos e Comercio de Alimentos SA *	6,500	20,905

The accompanying notes are an integral part of the financial statements.

17

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued (showing percentage of total net assets)

Core Allocation Plus Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Consumer, Non-cyclical (continued)
McKesson Corp.	1,800	$69,714
Medtronic, Inc.	8,965	281,680
Merck & Company, Inc.	4,950	150,480
Nestle SA	2,078	82,285
People’s Food Holdings, Ltd.	108,000	52,363
PepsiCo, Inc.	7,550	413,513
Perdigao SA *	1,900	24,231
Procter & Gamble Company	2,740	169,387
Safeway, Inc.	9,400	223,438
Sanofi-Aventis, ADR	6,000	192,960
Schering-Plough Corp.	20,440	348,093
Shandong Weigao Group Medical Polymer
Company, Ltd.	8,000	12,177
Shionogi & Company, Ltd.	2,700	69,728
SUPERVALU, Inc.	5,870	85,702
The Kroger Company	2,800	73,948
Tingyi Cayman Islands Holding Corp., GDR	14,000	16,283
Tyson Foods, Inc., Class A	2,950	25,842
UCB SA	1,488	48,536
Unilever NV	2,724	66,024
Unilever NV	3,300	81,015
UnitedHealth Group, Inc.	20,590	547,694
Vertex Pharmaceuticals, Inc. * (a)	4,020	122,128
WellPoint, Inc. *	2,700	113,751
Western Union Company	31,220	447,695
Wilmar International, Ltd.	27,000	52,902
Wyeth	16,540	620,415

		6,106,271
Diversified - 0.31%
Beijing Enterprises Holdings, Ltd.	27,000	110,555
China Resources Enterprises, Ltd.	62,000	109,031

		219,586
Energy - 7.83%
Anadarko Petroleum Corp.	6,900	265,995
Baker Hughes, Inc.	500	16,035
BG Group PLC	6,583	91,119
BP PLC	6,909	53,333
Canadian Natural Resources, Ltd.	1,400	55,286
Canadian Natural Resources, Ltd.	740	29,585
Canadian Oil Sands Trust	1,400	23,929
Chevron Corp.	1,450	107,257
China Oilfield Services, Ltd., H Shares	16,000	13,063
China Shenhua Energy Company, Ltd.	27,000	57,884
CNOOC, Ltd.	124,000	117,946
ConocoPhillips	1,600	82,880
CONSOL Energy, Inc.	2,180	62,304
Covanta Holding Corp. *	3,800	83,448
EnCana Corp. - CAD	10,800	498,313
EnCana Corp.	2,385	110,855
Eni SpA	2,510	60,400
Entergy Corp.	200	16,626
EOG Resources, Inc.	4,100	272,978
Equitable Resources, Inc.	500	16,775
Exxon Mobil Corp.	9,335	745,213
Gazprom OAO, SADR	9,492	136,754
Halliburton Company	1,400	25,452
Hess Corp.	4,960	266,054
LDK Solar Company, Ltd., ADR *	900	11,808
Lukoil Oil Company, ADR	450	14,220
Marathon Oil Corp.	8,055	220,385
Noble Energy, Inc.	6,000	295,320
Occidental Petroleum Corp.	2,600	155,974
Peabody Energy Corp.	1,200	27,300
Petro-Canada	1,200	26,268
PetroChina Company, Ltd., Class H	82,000	72,870
Petroleo Brasileiro SA, ADR	9,500	232,655
Questar Corp.	1,650	53,939
Reliance Industries, Ltd., GDR	702	36,248
Reliance Industries, Ltd.	801	20,394
Royal Dutch Shell PLC, B Shares	2,600	65,906
Sasol, Ltd.	2,116	64,351
Schlumberger, Ltd.	3,200	135,456
SeaDrill, Ltd., GDR	2,200	17,930
St. Mary Land & Exploration Company	2,200	44,682
Statoil ASA	1,100	18,397
Suncor Energy, Inc. - CAD	1,600	30,743
Suncor Energy, Inc.	2,200	42,900
SunPower Corp., Class A *	800	29,600
Suntech Power Holdings Company, Ltd., ADR * (a)	2,950	34,515
Total SA	1,453	79,885
Transocean, Ltd. *	900	42,525
Valero Energy Corp.	1,600	34,624
Weatherford International, Ltd. *	4,900	53,018
Williams Companies, Inc.	4,900	70,952
XTO Energy, Inc.	10,000	352,700
Yanzhou Coal Mining Company, Ltd., Class H	46,000	34,283

		5,529,332
Financial - 7.40%
Aberdeen Asset Management PLC	34,008	59,316
ACE, Ltd.	1,300	68,796
Ameriprise Financial, Inc.	4,100	95,776
Banco Itau Holding Financeira SA, ADR	3,100	35,960
Bank of America Corp.	17,554	247,160
Bank of China, Ltd.	491,000	135,283
Capital One Financial Corp.	4,300	137,127
China Insurance International Holdings
Company, Ltd.	19,000	29,369
China Life Insurance Company, Ltd.	54,000	165,914
China Merchants Bank Company, Ltd.	34,000	63,616
CIT Group, Inc.	10,800	49,032
Citigroup, Inc.	15,900	106,689
Credit Suisse Group AG	6,055	169,689
Discover Financial Services	22,410	213,567
Goldman Sachs Group, Inc.	3,600	303,804
Hopson Development Holdings, Ltd., GDR	20,000	14,613
Humana, Inc. *	3,100	115,568
Industrial & Commercial Bank of China, Ltd.	482,000	255,902
Invesco, Ltd.	19,270	278,259
JPMorgan Chase & Company	18,550	584,881
Kimco Realty Corp., REIT	4,100	74,948
Kotak Mahindra Bank, Ltd.	24,678	182,024

The accompanying notes are an integral part of the financial statements.

18

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued (showing percentage of total net assets)

Core Allocation Plus Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Financial (continued)
Marsh & McLennan Companies, Inc.	12,400	$300,948
MetLife, Inc.	3,300	115,038
Mitsubishi Estate Company, Ltd.	4,000	66,076
National City Corp.	93,900	169,959
PartnerRe, Ltd.	700	49,889
Popular, Inc.	15,400	79,464
Royal Bank of Scotland Group PLC	79,778	58,727
Shun Tak Holdings, Ltd.	44,000	12,203
Standard Chartered PLC	2,760	35,317
UBS AG - CHF *	9,574	139,295
UBS AG *	9,417	134,663
Washington Mutual, Inc. *	11,428	1,411
Wells Fargo & Company	18,650	549,802
White Mountains Insurance Group, Ltd.	460	122,871

		5,222,956
Industrial - 4.86%
Acciona SA	319	40,561
AGCO Corp. *	2,500	58,975
All America Latina Logistica SA	5,400	23,156
Amada Company, Ltd.	15,000	72,954
Belden, Inc.	7,800	162,864
Carlisle Companies, Inc.	8,700	180,090
China Communications
Construction Company, Ltd.	21,000	26,239
Chiyoda Corp.	12,000	66,839
Cummins, Inc.	4,700	125,631
Deere & Company	6,100	233,752
FedEx Corp.	3,410	218,752
Flextronics International, Ltd. *	13,310	34,074
Fujikura, Ltd.	10,000	33,135
General Electric Company	27,200	440,640
Honeywell International, Inc.	4,300	141,169
Jaiprakash Associates, Ltd.	160,543	275,748
Kingboard Laminates Holdings, Ltd.	171,500	40,159
Meggitt PLC	61,004	141,641
Nippon Electric Glass Company, Ltd.	17,000	89,736
Shanghai Electric Group Company, Ltd. *	120,000	49,162
Siemens AG, SADR	940	71,205
Siemens AG	695	52,322
Singapore Post, Ltd.	136,000	75,249
United Parcel Service, Inc., Class B	5,180	285,729
Vestas Wind Systems AS *	1,799	105,865
Vinci SA	5,302	223,743
Viterra, Inc. *	2,300	17,699
Yokogawa Electric Corp.	21,600	142,146

		3,429,235
Technology - 5.27%
Apple, Inc. *	4,150	354,203
Applied Materials, Inc.	19,540	197,940
Electronic Arts, Inc. *	20,750	332,830
First Solar, Inc. *	50	6,898
Lam Research Corp. *	7,720	164,282
Maxim Integrated Products, Inc.	74,721	853,305
Microsoft Corp.	19,260	374,414
NetApp, Inc. *	28,270	394,932
ON Semiconductor Corp. *	30,200	102,680
Research In Motion, Ltd. *	4,900	198,842
Samsung Electronics Company, Ltd., GDR (g)	1,186	212,332
SanDisk Corp. *	14,500	139,200
Taiwan Semiconductor Manufacturing Company, Ltd.	93,000	126,897
Texas Instruments, Inc.	14,700	228,144
Wolfson Microelectronics PLC *	30,478	35,408

		3,722,307
Utilities - 1.80%
Beijing Datang Power Generation
Company, Ltd., Class H	110,000	58,709
Companhia de Saneamento de Minas Gerais *	7,200	58,075
E.ON AG	1,884	73,979
Electricite de France	760	44,203
Exelon Corp.	3,550	197,416
Fortum Corp. Oyj	6,397	139,041
FPL Group, Inc.	3,400	171,122
GDF Suez	2,681	133,077
Iberdrola SA	13,526	126,085
ITC Holdings Corp.	1,650	72,072
Northeast Utilities	3,800	91,428
Scottish & Southern Energy PLC	2,380	41,963
Veolia Environnement SA	2,116	66,745

		1,273,915

TOTAL COMMON STOCKS (Cost $44,298,137)		$37,794,322

INVESTMENT COMPANIES - 2.35%

Investment Companies - 2.35%
Financial Select Sector SPDR Fund	63,400	800,108
iShares MSCI Emerging Markets Index Fund *	34,450	860,217

		1,660,325

TOTAL INVESTMENT COMPANIES (Cost $1,761,695)		$1,660,325

WARRANTS - 0.00%

Financial - 0.00%
Washington Mutual, Inc. (Expiration Date 04/14/2013, Strike Price USD 10.06) *	1,429	0

TOTAL WARRANTS (Cost $0)		$0

U.S. TREASURY OBLIGATIONS - 8.92%

Treasury Inflation-Protected Securities (d) - 0.65%
2.375% due 01/15/2025	465,479	457,478
U.S. Treasury Bonds - 3.72%
4.375% due 02/15/2038	125,000	167,422
5.25% due 11/15/2028	400,000	528,125
6.25% due 08/15/2023	300,000	409,172
8.75% due 08/15/2020	975,000	1,522,066

		2,626,785
U.S. Treasury Notes - 4.55%
7.25% due 05/15/2016	1,130,000	1,513,052
3.125% due 08/31/2013	850,000	916,472

The accompanying notes are an integral part of the financial statements.

19

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued (showing percentage of total net assets)

Core Allocation Plus Trust (continued)

	Shares or Principal Amount	Value

U.S. TREASURY OBLIGATIONS (continued)

U.S. Treasury Notes (continued)
4.50% due 11/30/2011	$710,000	$782,054

		3,211,578

TOTAL U.S. TREASURY OBLIGATIONS (Cost $5,925,671)		$6,295,841

U.S. GOVERNMENT AGENCY OBLIGATIONS - 6.27%

Federal Home Loan Mortgage Corp. - 3.60%
4.50% TBA **	200,000	202,594
5.00% TBA **	1,000,000	1,020,234
5.125% due 10/18/2016	400,000	464,002
5.25% due 04/18/2016	300,000	341,611
5.50% due 10/01/2038	498,745	511,078

		2,539,519
Federal National Mortgage Association - 1.68%
4.875% due 12/15/2016	200,000	227,531
5.50% due 02/01/2038	397,275	407,998
6.00% due 05/15/2011	500,000	552,641

		1,188,170
Government National Mortgage Association - 0.99%
5.00% due 04/15/2036 to 04/15/2038	681,436	700,575

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $4,313,117)		$4,428,264

CORPORATE BONDS - 7.03%

Basic Materials - 0.13%
Arcelormittal 6.125% due 06/01/2018	20,000	13,695
Cytec Industries, Inc. 6.00% due 10/01/2015	50,000	40,937
International Paper Company 7.40% due 06/15/2014	20,000	16,394
Weyerhaeuser Company 6.75% due 03/15/2012	20,000	17,903

		88,929
Communications - 1.63%
AT&T Wireless Services, Inc.
7.875% due 03/01/2011	50,000	51,762
8.75% due 03/01/2031	60,000	75,005
AT&T, Inc.
5.50% due 02/01/2018	25,000	25,266
6.30% due 01/15/2038	75,000	79,283
British Telecommunications PLC 8.625% due 12/15/2010	30,000	30,861
CBS Corp. 7.70% due 07/30/2010	50,000	48,874
Comcast Cable Communications 8.50% due 05/01/2027	50,000	56,345
Comcast Corp. 6.45% due 03/15/2037	100,000	99,512
Cox Communications, Inc. 5.45% due 12/15/2014	80,000	69,965
News America Holdings, Inc. 9.25% due 02/01/2013	10,000	10,767
News America, Inc. 7.28% due 06/30/2028	15,000	14,435
Telecom Italia Capital SA
5.25% due 11/15/2013	25,000	19,063
6.20% due 07/18/2011	50,000	44,375
Telefonica Europe BV 7.75% due 09/15/2010	65,000	65,999
Time Warner Cable, Inc.
5.85% due 05/01/2017	75,000	68,516
6.55% due 05/01/2037	40,000	38,325
Time Warner, Inc. 7.625% due 04/15/2031	50,000	49,140
Verizon Communications, Inc.
5.55% due 02/15/2016	50,000	48,851
6.40% due 02/15/2038	50,000	53,185
8.75% due 11/01/2018	50,000	58,661
8.95% due 03/01/2039	25,000	32,292
Verizon Wireless Capital LLC 8.50% due 11/15/2018 (g)	35,000	41,009
Viacom, Inc.
5.75% due 04/30/2011	50,000	45,409
6.125% due 10/05/2017	30,000	24,865

		1,151,765
Consumer, Cyclical - 0.13%
Continental Airlines, Inc., Series 974A 6.90% due 01/02/2018	49,823	39,859
CVS Caremark Corp. 6.125% due 08/15/2016	50,000	48,442

		88,301
Consumer, Non-cyclical - 0.96%
Altria Group, Inc. 9.70% due 11/10/2018	40,000	43,233
AmerisourceBergen Corp. 5.875% due 09/15/2015	75,000	65,549
BAT International Finance PLC 9.50% due 11/15/2018 (g)	15,000	16,674
Bottling Group LLC 6.95% due 03/15/2014	40,000	43,432
Cargill, Inc. 5.60% due 09/15/2012 (g)	50,000	47,082
Coca-Cola Enterprises Inc 7.375% due 03/03/2014	70,000	76,867
Companhia de Bebidas das Americas 8.75% due 09/15/2013	60,000	63,000
General Mills, Inc. 5.20% due 03/17/2015	5,000	4,887
Kraft Foods, Inc.
6.75% due 02/19/2014	40,000	41,511
6.875% due 02/01/2038	70,000	69,951
Kroger Company 6.75% due 04/15/2012	25,000	25,234
PepsiCo, Inc. 7.90% due 11/01/2018	15,000	18,385
Philip Morris International, Inc. 5.65% due 05/16/2018	70,000	69,393
Quest Diagnostics, Inc. 6.95% due 07/01/2037	25,000	21,382

The accompanying notes are an integral part of the financial statements.

20

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Core Allocation Plus Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Consumer, Non-cyclical (continued)
SABMiller PLC 6.50% due 07/01/2016 (g)	$50,000	$46,380
UnitedHealth Group, Inc. 6.00% due 02/15/2018	25,000	23,066

		676,026
Energy - 0.20%
Burlington Resources Finance Company 7.40% due 12/01/2031	25,000	27,032
ConocoPhillips 5.90% due 05/15/2038	70,000	68,748
NGPL PipeCo LLC 6.514% due 12/15/2012 (g)	40,000	37,961
XTO Energy, Inc. 5.50% due 06/15/2018	10,000	9,053

		142,794
Financial - 3.05%
ACE Capital Trust II 9.70% due 04/01/2030	50,000	38,372
Bank of America Corp.
5.65% due 05/01/2018	165,000	165,979
5.75% due 12/01/2017	50,000	49,922
Bear Stearns Companies, Inc.
5.35% due 02/01/2012	15,000	14,717
6.40% due 10/02/2017	15,000	15,588
6.95% due 08/10/2012	25,000	25,964
CIT Group, Inc. 7.625% due 11/30/2012	40,000	33,767
Citigroup, Inc.
5.50% due 08/27/2012	100,000	97,072
6.50% due 08/19/2013	110,000	111,000
6.875% due 03/05/2038	50,000	56,894
Countrywide Financial Corp. 4.50% due 06/15/2010	20,000	19,650
Everest Reinsurance Holdings, Inc. 8.75% due 03/15/2010	50,000	47,191
General Electric Capital Corp.
4.80% due 05/01/2013	100,000	98,389
6.75% due 03/15/2032	90,000	95,690
Goldman Sachs Group, Inc.
6.15% due 04/01/2018	195,000	187,387
6.75% due 10/01/2037	80,000	64,949
Health Care Property Investors, Inc. 5.65% due 12/15/2013	30,000	17,927
International Lease Finance Corp. 5.625% due 09/15/2010	50,000	39,303
John Deere Capital Corp. 5.10% due 01/15/2013	70,000	68,870
JPMorgan Chase & Company
5.375% due 10/01/2012	50,000	51,148
6.00% due 01/15/2018	120,000	126,663
6.40% due 05/15/2038	50,000	59,148
Liberty Property LP 7.25% due 03/15/2011	30,000	25,885
Merrill Lynch & Company, Inc.
5.45% due 02/05/2013	100,000	96,125
6.40% due 08/28/2017	55,000	55,103
Metropolitan Life Global Funding I 5.125% due 04/10/2013 (g)	25,000	23,294
Morgan Stanley Dean Witter 6.60% due 04/01/2012	100,000	96,679
Morgan Stanley, MTN 6.00% due 04/28/2015	100,000	86,273
Prudential Financial, Inc., MTN 5.15% due 01/15/2013	15,000	12,184
Realty Income Corp. 6.75% due 08/15/2019	30,000	17,361
Simon Property Group LP 5.30% due 05/30/2013	45,000	33,642
United Dominion Realty Trust, Inc. 6.05% due 06/01/2013	30,000	21,164
Unitrin, Inc. 6.00% due 05/15/2017	25,000	17,893
Wachovia Corp. 5.75% due 06/15/2017	30,000	29,860
Wachovia Corp., MTN 5.50% due 05/01/2013	20,000	19,777
WEA Finance LLC 7.125% due 04/15/2018 (g)	25,000	17,735
Wells Fargo & Company 4.95% due 10/16/2013	120,000	117,154

		2,155,719
Industrial - 0.10%
General Electric Company 5.25% due 12/06/2017	70,000	69,786

Utilities - 0.83%
Carolina Power & Light Company 6.50% due 07/15/2012	40,000	39,387
CenterPoint Energy Transition Bond Company LLC, Series A-2 4.97% due 08/01/2014	50,000	49,038
CenterPoint Energy Transition Bond Company LLC, Series A-4 5.17% due 08/01/2019	26,000	26,229
CenterPoint Energy, Inc. 6.50% due 05/01/2018	70,000	57,190
Dominion Resources, Inc. 6.40% due 06/15/2018	40,000	39,168
Duke Energy Corp. 5.65% due 06/15/2013	45,000	44,140
Georgia Power Company 5.25% due 12/15/2015	40,000	39,428
Midamerican Energy Company, MTN 5.125% due 01/15/2013	50,000	49,424
Northern States Power Company 6.25% due 06/01/2036	35,000	36,962
Ohio Edison Company 6.875% due 07/15/2036	60,000	54,455
Oncor Electric Delivery Company 7.50% due 09/01/2038 (g)	45,000	42,762
Southern California Edison Company 6.00% due 01/15/2034	25,000	27,830
Union Electric Company 6.40% due 06/15/2017	75,000	68,374

The accompanying notes are an integral part of the financial statements.

21

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Core Allocation Plus Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Utilities (continued)
Wisconsin Energy Corp. 6.20% due 04/01/2033	$15,000	$14,388

		588,775

TOTAL CORPORATE BONDS (Cost $5,070,266)		$4,962,095

COLLATERALIZED MORTGAGE OBLIGATIONS - 1.25%
Asset Securitization Corp., Series 1997-D5, Class A1D 6.85% due 02/14/2043	43,982	43,671
Banc of America Commercial Mortgage, Inc., Series 2005-6, Class A4 5.1797% due 09/10/2047 (b)	100,000	81,958
Bear Stearns Commercial Mortgage Securities, Series 2004-T16, Class A6 4.75% due 02/13/2046	75,000	61,587
Commercial Mortgage Pass Through Certificates, Series 2006-C7, Class A4 5.7678% due 06/10/2046 (b)	29,000	23,636
Crown Castle Towers LLC, Series 2005-1A, Class B 4.878% due 06/15/2035 (g)	25,000	17,500
Greenwich Capital Commercial Funding Corp, Series 2004-GG1, Class A7 5.317% due 06/10/2036	70,000	58,236
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7, Class A4 5.8751% due 04/15/2045 (b)	150,000	119,664
LB-UBS Commercial Mortgage Trust, Series 2006-C4, Class A4 5.8825% due 06/15/2038 (b)	25,000	20,565
Merrill Lynch Mortgage Trust, Series 2006-C1, Class A4 5.6572% due 05/12/2039 (b)	100,000	81,440
Morgan Stanley Capital I, Inc., Series 2005-T17, Class A5 4.78% due 12/13/2041	85,000	70,106
Morgan Stanley Capital I, Series 2006-T21, Class A4 5.162% due 10/12/2052	100,000	79,407
Morgan Stanley Dean Witter Capital I, Series 2001, Class A4 6.39% due 06/15/2011	80,702	78,359
Morgan Stanley Dean Witter Capital I, Series 2001-TOP1, Class A4 6.66% due 02/15/2033	63,584	62,586
Nomura Asset Securities Corp., Series 1998-D6, Class A1B 6.59% due 03/15/2030	23,148	23,116
Prudential Commercial Mortgage Trust, Series 2003-PWR1, Class A2 4.493% due 02/11/2036	70,000	61,162

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $1,009,827)		$882,993

ASSET BACKED SECURITIES - 0.30%
Capital Auto Receivables Asset Trust, Series 2006-2, Class A3A 4.98% due 05/15/2011	14,680	14,425
Chase Issuance Trust, Series 2005-A4, Class A4 4.23% due 01/15/2013	64,000	61,898
Hyundai Auto Receivables Trust, Series 2007-A, Class A2B 1.545% due 01/15/2010 (b)	$9,731	$9,720
Peco Energy Transition Trust, Series 2000-A, Class A4 7.65% due 03/01/2010	75,000	76,693
USAA Auto Owner Trust, Series 2006-4, Class A4 4.98% due 10/15/2012	54,000	51,933

TOTAL ASSET BACKED SECURITIES (Cost $218,518)		$214,669

SHORT TERM INVESTMENTS - 0.98%
John Hancock Cash
Investment Trust, 1.2465% (c)(f)	$691,288	$691,288

TOTAL SHORT TERM INVESTMENTS (Cost $691,288)		$691,288

REPURCHASE AGREEMENTS - 23.20%
Repurchase Agreement with State Street Corp. dated 12/31/2008 at 0.00% to be repurchased at $16,381,000 on 01/02/2009, collateralized by $16,545,000 Federal National Mortgage Association, 4.125% due 06/16/2011 (valued at $16,710,450, including interest)	$16,381,000	$16,381,000

TOTAL REPURCHASE AGREEMENTS (Cost $16,381,000)		$16,381,000

Total Investments (Core Allocation Plus Trust) (Cost $79,669,519) - 103.83%		$73,310,797
Liabilities in Excess of Other Assets - (3.83)%		(2,705,082)

TOTAL NET ASSETS - 100.00%		$70,605,715

Core Equity Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 42.47%

Communications - 14.43%
Amazon.com, Inc. *	25,350	$1,299,948
Cisco Systems, Inc. *	35,650	581,095
eBay, Inc. *	54,350	758,726
Google, Inc., Class A *	1,750	538,387

		3,178,156
Consumer, Cyclical - 2.69%
Sears Holdings Corp. *	15,250	592,768

Consumer, Non-cyclical - 6.98%
Avon Products, Inc.	6,450	154,994
UnitedHealth Group, Inc.	51,950	1,381,870

		1,536,864
Financial - 6.83%
American Express Company	5,500	102,025
Citigroup, Inc.	65,600	440,176

The accompanying notes are an integral part of the financial statements.

22

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Core Equity Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Financial (continued)
Goldman Sachs Group, Inc.	1,300	$109,707
JPMorgan Chase & Company	11,100	349,983
State Street Corp.	12,750	501,457

		1,503,348
Technology - 5.26%
Hewlett-Packard Company	16,150	586,084
Microsoft Corp.	5,150	100,116
Texas Instruments, Inc.	30,450	472,584

		1,158,784
Utilities - 6.28%
AES Corp. *	167,700	1,381,848

TOTAL COMMON STOCKS (Cost $14,998,176)		$9,351,768

REPURCHASE AGREEMENTS - 41.65%
Repurchase Agreement with State Street Corp. dated 12/31/2008 at 0.00% to be repurchased at $9,173,000 on 01/02/2009, collateralized by $9,255,000 Federal Home Loan Mortgage Corp., 5.00% due 04/16/2018 (valued at $9,359,119, including interest)	$9,173,000	$9,173,000

TOTAL REPURCHASE AGREEMENTS (Cost $9,173,000)		$9,173,000

Total Investments (Core Equity Trust) (Cost $24,171,176) - 84.12%		$18,524,768
Other Assets in Excess of Liabilities - 15.88%		3,495,762

TOTAL NET ASSETS - 100.00%		$22,020,530

Disciplined Diversification Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 69.77%

Basic Materials - 4.69%
Acerinox SA	1,673	$27,194
Acos Villares SA	14,000	3,002
Adeka Corp.	500	3,687
African Rainbow Minerals, Ltd.	1,438	17,401
Agnico-Eagle Mines, Ltd.	300	15,254
Agrium, Inc.	1,000	33,593
Aica Kogyo Company, Ltd.	1,100	12,287
Aichi Steel Corp.	1,000	3,267
Air Liquide	623	57,054
Air Products & Chemicals, Inc.	500	25,135
Air Water, Inc. *	1,000	8,915
Airgas, Inc.	700	27,293
AK Steel Holding Corp.	1,000	9,320
Akzo Nobel NV	894	36,875
Albemarle Corp.	700	15,610
Alcoa, Inc.	2,200	24,772
Allegheny Technologies, Inc.	1,000	25,530
Alumina, Ltd.	1,000	4,280
Aluminum Corp. China, Ltd., ADR	1,300	17,563
AMCOL International Corp.	500	10,475
Aneka Tambang Tbk PT	15,000	1,539
Angang New Steel Company, Ltd., Class H	6,000	6,790
Anglo American PLC	3,529	82,357
Anglo Platinum, Ltd.	59	3,332
AngloGold Ashanti, Ltd., SADR	500	13,855
Antofagasta PLC	4,406	27,600
Anvil Mining, Ltd. *	4,600	4,024
Aquila Resources, Ltd. *	655	1,518
Aracruz Celulose SA, SADR	300	3,384
Arakawa Chemical Industries, Ltd.	1,200	13,759
ArcelorMittal (a)	1,500	36,885
Arch Chemicals, Inc.	200	5,214
Arkema	378	6,514
Asahi Kasei Corp.	5,000	22,070
Ashland, Inc.	400	4,204
Asian Paints, Ltd. *	576	10,679
Balchem Corp.	100	2,491
Barrick Gold Corp.	2,200	79,678
BASF SE	2,457	95,463
Bayer AG	1,782	103,834
BHP Billiton PLC	2,700	104,166
BHP Billiton, Ltd., SADR	4,300	184,470
Billerud Aktibolag AB	300	823
Biogen Idec, Inc. *	800	38,104
Bluescope Steel, Ltd.	7,898	19,405
Braskem SA, SADR	800	3,864
Brush Engineered Materials, Inc. *	100	1,272
Buckeye Technologies, Inc. *	300	1,092
Cabot Corp.	900	13,770
Cameco Corp.	1,300	22,167
Canfor Corp. *	600	3,694
CAP SA	1,176	12,300
Carpenter Technology Corp.	200	4,108
Cascades, Inc.	500	1,393
Celanese Corp., Series A	300	3,729
Centamin Egypt, Ltd. *	3,447	2,254
Century Aluminum Company *	200	2,000
CF Industries Holdings, Inc.	100	4,916
Chemtura Corp.	1,500	2,100
Cheng Loong Corp.	35,000	7,294
China Molybdenum Company, Ltd. (g)	29,000	13,325
China Petrochemical Development Corp. *	10,600	2,027
China Steel Corp.	13,390	9,478
Chuetsu Pulp & Paper Company, Ltd.	7,000	16,791
Chung Hung Steel Corp.	7,000	2,192
Cia Minera Autlan SAB de CV	400	812
Ciba Holding AG *	298	13,327
Ciech SA	414	3,296
Clariant AG *	3,320	22,818
Cliffs Natural Resources, Inc.	200	5,122
Companhia Siderurgica Nacional SA, SADR	800	10,248
Companhia Vale Do Rio Doce, ADR * (a)	5,100	61,761
Companhia Vale Do Rio Doce, SADR	7,300	77,745

The accompanying notes are an integral part of the financial statements.

23

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Basic Materials (continued)
Compass Minerals International, Inc.	200	$11,732
Croda International PLC	768	5,838
Crystallex International Corp. *	1,900	292
Cytec Industries, Inc.	300	6,366
D.S. Smith PLC	3,814	4,184
Daicel Chemical Industries, Ltd.	2,000	9,474
Daido Steel Company, Ltd.	3,000	9,100
Dainichiseika Color & Chemicals Manufacturing Company, Ltd.	1,000	2,796
Dainippon Ink & Chemicals, Inc.	3,000	6,329
Daio Paper Corp.	1,000	12,387
DC Chemical Company, Ltd. *	30	5,382
Deltic Timber Corp.	100	4,575
Denison Mines Corp. *	7,400	8,752
Denki Kagaku Kogyo Kabushiki Kaisha	4,000	9,850
Dongkuk Steel Mill Company, Ltd. *	190	4,192
Dow Chemical Company	4,376	66,034
Dowa Mining Company, Ltd.	2,000	7,393
Drdgold, Ltd.	16,937	9,924
DSM NV	1,633	41,905
Dundee Precious Metals, Inc. *	400	483
E.I. Du Pont de Nemours & Company	2,900	73,370
Eastman Chemical Company	600	19,026
Ecolab, Inc.	644	22,637
EID Parry India, Ltd.	1,000	3,102
Eldorado Gold Corp. *	1,200	9,380
Elementis PLC	3,596	1,959
Eli Lilly & Company	2,200	88,594
Empresas CMPC SA	1,092	17,050
EMS-Chemie Holding AG	77	6,479
Equinox Minerals, Ltd. *	2,200	2,424
Eramet	54	10,534
Eregli Demir ve Celik Fabrikalari TAS	1,533	4,108
European Goldfields, Ltd. *	900	2,362
Ferro Corp.	100	705
Fertilizantes Heringer SA *	1,600	2,442
First Quantum Minerals, Ltd.	1,000	14,265
FMC Corp.	600	26,838
FNX Mining Company, Inc. *	400	985
Formosa Chemicals & Fibre Corp.	10,000	12,255
Formosa Plastic Corp.	9,000	12,006
Fortescue Metals Group, Ltd. *	6,361	8,674
Freeport-McMoRan Copper & Gold, Inc., Class B	1,100	26,884
Gem Diamonds, Ltd. *	504	1,890
Gerdau Ameristeel Corp.	600	3,655
Gerdau SA, SADR	4,600	30,360
Gerdau SA	2,900	14,985
Gibraltar Industries, Inc.	200	2,388
Givaudan AG	52	41,090
Gold Fields, Ltd., SADR	5,000	49,650
Goldcorp, Inc.	2,469	76,780
Golden Star Resources, Ltd. *	1,500	1,507
Grupo Empresarial Ence SA	533	1,931
Grupo Mexico SA	27,979	17,981
Gunns, Ltd.	1,405	1,132
Gurit Heberlein AG	16	6,813
H.B. Fuller Company	400	6,444
Harmony Gold Mining Company, Ltd., SADR *	3,400	37,298
Harry Winston Diamond Corp.	200	910
Hecla Mining Company *	500	1,400
Hitachi Chemical, Ltd.	1,000	10,388
Hitachi Metals, Ltd.	2,000	9,302
Hokuetsu Paper Mills, Ltd.	1,000	6,145
Holmen AB, Series B	400	10,010
Honam Petrochemical Corp. *	136	5,710
HudBay Minerals, Inc. *	800	1,983
Hunan Non Ferrous Metal Corp., Ltd.	12,000	1,718
Hyundai Steel Company *	333	10,270
IAMGOLD Corp.	1,900	11,697
Iluka Resources, Ltd. *	6,108	19,860
Impala Platinum Holdings, Ltd.	430	6,337
Incitec Pivot, Ltd.	7,750	13,585
Industrias Penoles SA de CV	365	4,481
Innophos Holdings, Inc.	100	1,981
International Flavors & Fragrances, Inc.	700	20,804
International Nickel Indonesia Tbk PT	24,000	4,370
International Paper Company	4,800	56,640
Ivanhoe Mines, Ltd. *	1,000	2,649
Izmir Demir Celik Sanayi AS	3,950	3,857
JFE Holdings, Inc.	1,000	26,576
Jindal Steel & Power, Ltd.	689	12,896
Johnson Matthey PLC	523	8,323
JSR Corp.	600	6,750
JSW Steel, Ltd.	434	2,058
K&S AG	615	35,149
Kaiser Aluminum Corp.	200	4,504
Kaneka Corp.	2,000	12,775
Kansai Paint Company, Ltd.	2,000	10,275
Kazakhmys PLC	2,707	9,240
KCC Corp.	81	18,919
Kemira Oyj	1,294	10,874
KGHM Polska Miedz SA	956	9,122
Kimberly-Clark de Mexico SA de CV	2,300	7,640
Kingboard Chemical Holdings, Ltd.	7,500	13,595
Kinross Gold Corp.	2,800	51,033
KISCO Corp. *	35	861
Kiswire, Ltd. *	416	11,030
Kloeckner & Company SE	166	2,925
Kobe Steel Company, Ltd.	12,000	22,045
Korea Iron & Steel Company, Ltd. *	10	290
Korea Zinc Company, Ltd. *	62	3,698
Kronos Worldwide, Inc.	200	2,330
Kuala Lumpur Kepong BHD	1,000	2,584
Kumba Resources, Ltd.	580	4,534
La Seda de Barcelona SA	1,841	888
Landec Corp. *	300	1,974
Lanxess AG	564	10,998
LG Chem, Ltd. *	237	13,643
Lihir Gold, Ltd. *	12,351	26,626
Lintec Corp.	200	2,786
Lonmin PLC, ADR	1,140	15,195
Lonza Group AG	375	34,767

The accompanying notes are an integral part of the financial statements.

24

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Basic Materials (continued)
Louisiana-Pacific Corp.	1,100	$1,716
Lubrizol Corp.	700	25,473
Lundin Mining Corp. *	1,400	1,349
Major Drilling Group International	100	1,013
MeadWestvaco Corp.	2,100	23,499
Methanex Corp.	800	8,878
Metorex, Ltd. *	1,710	404
Mexichem SAB de CV	4,500	4,049
Minerals Technologies, Inc.	400	16,360
Mitsubishi Chemical Holdings Corp., ADR	8,500	37,664
Mitsubishi Gas & Chemicals Company, Inc.	5,000	20,516
Mitsubishi Materials Corp.	10,000	25,311
Mitsubishi Paper Mills, Ltd.	2,000	4,744
Mitsui Chemicals, Inc.	6,000	22,296
Mitsui Mining & Smelting Company, Ltd.	3,000	6,364
Mittal Steel South Africa, Ltd.	1,670	16,104
MMX Mineracao e Metalicos SA *	300	356
Mondi PLC	3,915	11,653
Mondi, Ltd.	778	2,844
Mongolia Energy Company, Ltd. *	18,000	5,599
Monsanto Company	1,500	105,525
Mount Gibson Iron, Ltd. *	1,612	507
M-real Oyj, Series B	5,400	5,354
Murchison Metals, Ltd. *	396	177
Mytilineos Holdings SA	1,928	10,654
Nan Ya Plastics Corp.	12,000	12,987
Newcrest Mining, Ltd.	1,742	41,465
Newmarket Corp.	300	10,473
Newmont Mining Corp.	1,700	69,190
Nine Dragons Paper Holdings, Ltd.	16,000	4,613
Nippon Kayaku Company, Ltd.	1,000	5,250
Nippon Light Metal Company, Ltd.	3,000	3,047
Nippon Metal Industry Company, Ltd.	4,000	5,592
Nippon Paint Company, Ltd.	2,000	8,040
Nippon Paper Group, Inc.	7	27,645
Nippon Shokubai Company, Ltd.	2,000	15,412
Nippon Steel Corp.	12,000	39,435
Nippon Yakin Kogyo Company, Ltd.	500	1,428
Nippon Zeon Company, Ltd.	1,000	3,423
Nisshin Steel Company	10,000	20,610
Nitto Denko Corp.	1,400	26,801
Nl Industries, Inc.	400	5,360
NOF Corp.	1,000	3,977
Norske Skogindustrier ASA *	3,500	6,934
North American Palladium, Ltd. *	200	358
Northgate Minerals Corp. *	1,600	1,322
Nova Chemicals Corp.	600	2,843
Nucor Corp.	700	32,340
Nufarm, Ltd.	617	4,549
Oji Paper Company, Ltd.	3,000	17,637
Olin Corp.	900	16,272
Olympic Steel, Inc.	100	2,037
OM Group, Inc. *	200	4,222
OneSteel, Ltd.	11,963	20,687
Outokumpu Oyj	793	9,436
Oxiana, Ltd.	17,837	6,840
P.H. Glatfelter Company	800	7,440
Palabora Mining Comany, Ltd.	99	745
Paladin Resources, Ltd. *	4,522	7,947
Pan American Silver Corp. *	300	5,106
Pan Australian Resources, Ltd. *	4,440	576
Papeles & Cartones de Europa SA *	1,868	7,812
PaperlinX, Ltd.	2,943	1,445
Penford Corp.	100	1,012
PolyOne Corp. *	600	1,890
Portucel - Empresa Produtora de Pasta e Papel SA	3,115	6,728
POSCO, SADR	700	52,675
Potash Corp. of Saskatchewan, Inc. - CAD	700	50,772
PPG Industries, Inc.	1,000	42,430
Praxair, Inc.	900	53,424
Precious Woods Holding AG *	138	4,754
PTT Chemical PCL	3,200	2,921
Quadra Mining, Ltd. *	300	678
Quaker Chemical Corp.	100	1,645
Rautaruukki Oyj *	1,166	20,365
Reliance Steel & Aluminum Company	500	9,970
Rengo Company, Ltd.	2,000	16,216
Rhodia SA	508	3,223
Rio Tinto, Ltd.	1,606	43,037
Rock-Tenn Company, Class A	400	13,672
Rockwood Holdings, Inc. *	500	5,400
Rohm & Haas Company	600	37,074
Royal Gold, Inc.	200	9,842
RPM International, Inc.	1,400	18,606
RTI International Metals, Inc. *	100	1,431
Russel Metals, Inc.	400	6,156
Sakai Chemical Industry Company, Ltd.	1,000	2,720
Salzgitter AG	206	16,009
Samsung Fine Chemicals Company, Ltd. *	82	2,557
Samuel Manu-Tech, Inc.	100	486
Sanyo Chemical Industries, Ltd.	1,000	5,897
Sanyo Special Steel Company, Ltd.	1,000	2,967
Sappi, Ltd., SADR	1,600	6,256
Schnitzer Steel Industries, Inc.	100	3,765
Schweitzer Mauduit International, Inc.	300	6,006
Seah Besteel Corp. *	440	5,951
Semafo, Inc. *	1,800	1,750
Sensient Technologies Corp.	300	7,164
Sesa Goa, Ltd.	4,934	8,782
SGL Carbon AG *	559	18,755
Sherritt International Corp. *	5,000	12,799
Shin-Etsu Chemical Company, Ltd.	800	36,921
Shore Gold, Inc. *	1,200	437
Shougang Concord International Enterprises Company, Ltd.	12,000	1,344
Showa Denko K.K.	12,000	17,381
Sigma-Aldrich Corp.	500	21,120
Silver Standard Resources, Inc. *	200	3,151
Silver Wheaton Corp. *	900	5,832
Silvercorp Metals, Inc.	500	1,057
Sino Gold, Ltd. *	926	3,258
Sinofert Holdings, Ltd.	14,000	6,829

The accompanying notes are an integral part of the financial statements.

25

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Basic Materials (continued)
Sino-Forest Corp. *	1,100	$8,795
Sinopec Shanghai Petrochemical Company, Ltd., SADR	300	7,848
SK Chemicals Company, Ltd. *	64	1,412
Sociedad Quimica y Minera de Chile SA, ADR, B Shares (a)	300	7,317
Solvay SA	709	52,648
Southern Copper Corp. (a)	1,700	27,302
SSAB Svenskt Stal AB, Series A	700	6,208
SSAB Svenskt Stal AB, Series B	200	1,667
Steel Dynamics, Inc.	400	4,472
Stepan Company	100	4,699
Stillwater Mining Company *	400	1,976
Stora Enso Oyj, Series R	7,151	56,647
Straits Resources, Ltd.	839	537
Sumitomo Bakelite Company, Ltd.	3,000	12,109
Sumitomo Chemical Company, Ltd.	11,645	39,920
Sumitomo Forestry Company, Ltd.	2,100	17,014
Sumitomo Metal Industries, Ltd.	6,000	14,821
Sumitomo Metal Mining Company, Ltd.	2,000	21,395
Sumitomo Seika Chemicals Company, Ltd.	4,000	12,162
Svenska Cellulosa AB, ADR	5,105	44,324
Symrise AG	1,131	15,832
Symyx Technologies, Inc. *	200	1,188
Syngenta AG	3,000	117,420
Taekwang Industrial Company, Ltd. *	5	4,077
Taiwan Fertilizer Company, Ltd.	10,000	16,020
Taiyo Nippon Sanso Corp.	1,000	7,719
Takasago International Corp.	1,000	7,002
Taseko Mines, Ltd. *	900	518
Tata Steel, Ltd.	654	2,924
Teck Cominco, Ltd.	6,700	32,672
Temple-Inland, Inc.	700	3,360
Terra Industries, Inc.	400	6,668
Tessenderlo Chemie NV	203	6,146
The Mosaic Company	700	24,220
The Sherwin-Williams Company	300	17,925
Thompson Creek Metals Company, Inc. *	400	1,588
Thyssen Krupp AG	865	24,080
Timah Tbk PT	15,000	1,512
Timminco, Ltd. *	300	858
Titanium Metals Corp. (a)	1,400	12,334
Toagosei Company, Ltd.	1,000	3,024
Tokai Carbon Company, Ltd.	1,000	4,221
Tokushu Tokai Holdings Company, Ltd.	5,000	14,785
Tokuyama Corp.	2,000	16,957
Tokyo Ohka Kogyo Company, Ltd.	300	4,228
Tokyo Steel Manufacturing Company, Ltd.	700	7,345
Ton Yi Industrial Corp.	10,000	2,928
Tosoh Corp.	7,000	17,277
Toyo Ink Manufacturing Company, Ltd.	1,000	2,848
Tubos Reunidos SA	599	1,784
Tung Ho Steel Enterprise Corp.	3,000	1,951
Ube Industries, Ltd.	3,000	8,427
Uex Corp. *	800	428
Ultrapar Participacoes SA, ADR	900	20,241
Ultrapar Participacoes SA	200	4,358
Umicore	939	18,555
Union Tool Company, Ltd. (a)	100	2,267
United Phosphorus, Ltd.	5,432	12,157
United States Steel Corp.	200	7,440
Universal Stainless & Alloy Products, Inc. *	100	1,449
UPM-Kymmene Oyj	6,062	77,707
Uranium One, Inc. *	3,000	4,350
USEC, Inc. *	900	4,041
USI Corp.	23,000	7,009
Usinas Siderurgicas de Minas Gerais SA	500	5,542
Valhi, Inc.	400	4,280
Valspar Corp.	1,100	19,899
Vedanta Resources PLC	1,370	12,302
Victrex PLC	1,412	9,817
Voestalpine AG	1,407	30,398
Votorantim Celulose e Papel SA, SADR * (a)	1,800	14,274
W. R. Grace & Company *	400	2,388
Wacker Chemie AG	161	17,240
Wausau-Mosinee Paper Corp.	400	4,576
West Fraser Timber Company, Ltd.	300	7,728
Westlake Chemical Corp.	1,000	16,290
Weyerhaeuser Company	1,200	36,732
Xinjiang Xinxin Mining Industry Co., Ltd.	55,000	14,308
Xstrata PLC	965	9,030
Yamana Gold, Inc.	5,000	38,275
Yamato Kogyo Company, Ltd.	300	8,119
Yara International ASA	660	14,518
Yodogawa Steel Works, Ltd.	1,000	4,173
Young Poong Corp. *	8	3,402
Zaklady Azotowe Pulawy SA	263	4,736
Zijin Mining Group, Ltd.	6,000	3,681
Zoltek Companies, Inc. *	200	1,798

		5,662,970
Communications - 6.18%
3Com Corp. *	4,400	10,032
Adaptec, Inc. *	1,500	4,950
ADTRAN, Inc.	300	4,464
Advanced Info Service PCL	4,500	10,286
Aegis Group PLC	13,519	14,662
Aiphone Company, Ltd.	700	13,076
Akamai Technologies, Inc. *	419	6,323
Alaska Communications Systems Group, Inc.	100	938
Alcatel-Lucent, SADR *	1,300	2,795
Alcatel-Lucent *	13,823	29,921
Amazon.com, Inc. *	1,100	56,408
Amdocs, Ltd. *	1,300	23,777
America Movil SAB de CV, Series L, ADR	2,300	71,277
American Tower Corp., Class A *	1,065	31,226
Anixter International, Inc. *	500	15,060
APN News & Media, Ltd.	1,934	3,357
Ariba, Inc. *	1,100	7,931
Arris Group, Inc. *	2,300	18,285
Art Technology Group, Inc. *	500	965
Aruba Networks, Inc. *	400	1,020
ASATSU-DK, Inc.	200	4,435
Ascom Holding AG *	1,120	8,763

The accompanying notes are an integral part of the financial statements.

26

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Communications (continued)
Astral Media, Inc. *	900	$17,789
AT&T, Inc.	12,800	364,800
Atheros Communications, Inc. *	400	5,724
Atlantic Tele-Network, Inc.	100	2,655
Austar United Communications, Ltd. *	4,628	2,403
Avocent Corp. *	300	5,373
B2W Companhia Global Do Varejo	300	3,062
Belgacom SA	632	24,160
Belo Corp., Class A	600	936
Bezek Israeli Telecommunications Corp., Ltd.	7,082	11,643
Bharti Telecom, Ltd. *	1,931	28,379
BigBand Networks, Inc. *	1,300	7,176
Black Box Corp.	100	2,612
Blue Coat Systems, Inc. *	100	840
British Sky Broadcasting Group PLC, ADR	1,200	34,080
BT Group PLC (a)	2,400	47,952
Cable & Wireless PLC	25,244	57,090
Cablevision Systems Corp., Class A	1,200	20,208
Caltagirone Editore SpA	265	830
Carso Global Telecom SAB de CV *	1,800	7,006
Cbeyond Communications, Inc. *	400	6,392
CBS Corp., Class B	700	5,733
Centennial Communications Corp., Class A *	1,200	9,672
CenturyTel, Inc.	900	24,597
Cheil Communications, Inc. *	18	2,810
China Mobile, Ltd., SADR	2,300	116,955
China Mobile, Ltd.	1,500	15,219
China Telecom Corp., Ltd. ADR	500	19,025
China Unicom, Ltd., ADR	3,003	36,637
Chordiant Software, Inc. *	2,100	5,586
Chunghwa Telecom Company, Ltd., ADR	2,025	31,590
Ciena Corp. *	500	3,350
Cincinnati Bell, Inc. *	1,200	2,316
CIR-Compagnie Industriali Riunite SpA	2,773	2,898
Cisco Systems, Inc. *	15,889	258,991
Cogeco Cable, Inc.	100	2,795
Cogent Communications Group, Inc. *	200	1,306
Comcast Corp., Class A	7,354	124,136
Comcast Corp., Special Class A	3,184	51,422
CommScope, Inc. *	400	6,216
Comtech Telecommunications Corp. *	200	9,164
Consolidated Communications Holdings, Inc.	200	2,376
Corning, Inc.	1,600	15,248
Corus Entertainment, Inc., Class B	500	5,658
CPI International, Inc. *	700	6,062
Crown Castle International Corp. *	1,600	28,128
Cybersource Corp. *	400	4,796
D&E Communications, Inc.	300	2,010
Daekyo Company, Ltd.	2,238	8,795
Daily Mail and General Trust PLC	3,091	12,198
DealerTrack Holdings, Inc. *	200	2,378
Dentsu, Inc.	12	23,431
Deutsche Telekom AG	8,674	131,145
DG Fastchannel, Inc. *	400	4,992
Digi.Com BHD	700	4,417
Digital River, Inc. *	200	4,960
DIRECTV Group, Inc. *	3,020	69,188
DISH Network Corp. *	600	6,654
D-Link Corp.	7,000	4,942
Earthlink, Inc. *	1,200	8,112
eBay, Inc. *	3,600	50,256
Elisa Oyj, Class A	934	16,260
Embarq Corp.	300	10,788
Ementor ASA *	100	243
Empresa Nacional de Telecomunicaciones SA	753	8,153
EMS Technologies, Inc. *	200	5,174
Equinix, Inc. *	200	10,638
eResearch Technology, Inc. *	200	1,326
Ericsson (LM), Series B	7,000	54,571
Eutelsat Communications *	557	13,156
EW Scripps Co.	100	221
Exfo Electro Optical Engineering, Inc. *	55	173
F5 Networks, Inc. *	500	11,430
Fairpoint Communications, Inc.	300	984
Fisher Communications, Inc. *	100	2,064
Foxconn International Holdings, Ltd. *	8,000	2,684
France Telecom SA	2,800	78,596
France Telecom SA	2,180	60,762
Freenet AG *	594	3,520
Frontier Communications Corp.	1,800	15,732
Gannett Company, Inc.	500	4,000
General Communication, Inc., Class A *	1,800	14,562
GeoEye, Inc. *	100	1,923
Gestevision Telecinco SA	1,063	11,450
Glacier Media, Inc. *	600	1,045
Global Village Telecom Holding SA *	500	5,440
GN Store Nord AS *	2,000	3,941
Google, Inc., Class A *	700	215,355
Groupe Aeroplan, Inc. *	2,700	18,984
Grupo Iusacell SA de CV *	300	463
Grupo Televisa SA, SADR	2,000	29,880
GSI Commerce, Inc. *	100	1,052
GTL, Ltd.	2,583	11,014
Hakuhodo DY Holdings, Inc.	190	10,366
Harmonic, Inc. *	500	2,805
Harris Corp.	300	11,415
Harte-Hanks, Inc.	400	2,496
Havas SA	9,811	20,333
Hearst Argyle Television, Inc.	400	2,424
Hellenic Telecommunications Organization SA	1,631	27,097
Hitachi Kokusai Electric, Inc.	1,000	5,288
Hughes Communications, Inc. *	100	1,594
Hutchison Telecommunications International, Ltd. *	7,000	1,888
Hypercom Corp. *	400	432
IAC/InterActiveCorp *	300	4,719
iBasis, Inc. *	600	846
Idea Cellular, Ltd. *	2,091	2,273
Iliad SA	93	8,074
Indosat Tbk PT, ADR (a)	300	7,746
Informa PLC	5,436	19,233
InfoSpace, Inc. *	300	2,265

The accompanying notes are an integral part of the financial statements.

27

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Communications (continued)
Inmarsat PLC	1,907	$13,098
InterDigital, Inc. *	200	5,500
Internap Network Services Corp. *	800	2,000
Internet Capital Group, Inc. *	2,200	11,990
Interpublic Group of Companies, Inc. *	5,800	22,968
Interwoven, Inc. *	300	3,780
inVentiv Health, Inc. *	200	2,308
Iowa Telecommunications Services, Inc.	200	2,856
iPCS, Inc. *	100	686
Ipsos SA	285	7,689
ITV PLC	38,008	21,930
Ixia *	400	2,312
J2 Global Communications, Inc. *	200	4,008
JC Decaux SA	1,111	19,216
JDS Uniphase Corp. *	700	2,555
John Fairfax Holdings, Ltd.	15,666	17,975
John Wiley & Sons, Inc., Class A	500	17,790
Johnston Press PLC	3,508	612
Juniper Networks, Inc. *	1,900	33,269
KDDI Corp.	8	57,122
Kingston Communications PLC	13,206	2,614
Knology, Inc. *	200	1,032
Koninklijke (Royal) KPN NV	4,802	69,814
KT Corp., SADR *	400	5,868
KT Freetel Company, Ltd. *	360	9,020
Kudelski SA	786	8,445
KVH Industries, Inc. *	1,100	5,698
Lagardere S.C.A.	1,408	57,205
Lamar Advertising Company, Class A *	300	3,768
Leap Wireless International, Inc. *	600	16,134
Level 3 Communications, Inc. *	2,500	1,750
LG Dacom Corp. *	290	4,654
LG Telecom, Ltd. *	1,120	8,914
Liberty Global, Inc., Class A *	800	12,736
Liberty Global, Inc., Series C *	800	12,144
Liberty Media Corp. - Capital, Series A *	700	3,297
Liberty Media Corp. - Entertainment, Series A *	1,800	31,464
Liberty Media Holding Corp.-Interactive A *	2,500	7,800
Lionbridge Technologies, Inc. *	600	750
Liquidity Services, Inc. *	200	1,666
Loral Space & Communications, Inc. *	100	1,453
M6-Metropole Television	461	8,937
Magyar Telekom Telecommunications PLC	1,300	18,252
Manitoba Telecom Services, Inc.	200	5,829
Marchex, Inc., Class B	200	1,166
Maspro Denkoh Corp.	1,300	12,852
Mastec, Inc. *	400	4,632
Matsui Securities Company, Ltd.	1,600	13,369
McAfee, Inc. *	400	13,828
McGraw-Hill Companies, Inc.	900	20,871
Mediaset SpA	4,974	28,660
Meredith Corp.	300	5,136
Mobistar SA *	263	18,971
Modern Times Group AB, Series B	150	3,284
ModusLink Global Solutions, Inc. *	200	578
Monster Worldwide, Inc. *	1,200	14,508
Motorola, Inc.	8,700	38,541
MTN Group, Ltd.	4,421	52,124
Naspers, Ltd.	1,387	25,091
NCSoft Corp.	70	2,978
NeuStar, Inc., Class A *	575	11,000
News Corp., Class A	7,800	70,902
News Corp	3,500	33,530
NIC, Inc. *	300	1,380
NICE Systems, Ltd., ADR *	300	6,741
NII Holdings, Inc. *	800	14,544
Nippon Denwa Shisetsu Company, Ltd.	4,000	11,859
Nippon Telegraph & Telephone Corp.	13	67,115
Nokia AB Oyj	845	13,260
Nokia Oyj, SADR	8,400	131,040
Nortel Networks Corp. *	2,800	726
NTELOS Holdings Corp.	400	9,864
NTT Data Corp.	2	8,058
NTT DoCoMo, Inc.	32	62,986
Oki Electric Industry Company, Ltd. *	3,000	1,923
Omnicom Group, Inc.	965	25,978
OpNext, Inc. *	2,900	5,075
PAETEC Holding Corp. *	400	576
PagesJaunes Groupe SA	1,623	15,993
Partner Communications Company, Ltd., ADR	200	3,300
PCCW, Ltd.	17,000	8,162
Pearson PLC, SADR	6,800	64,872
Philippine Long Distance Telephone Company, SADR	200	9,390
Plantronics, Inc.	1,100	14,520
Polycom, Inc. *	800	10,808
Portugal Telecom, SGPS, SA	3,223	27,582
Powerwave Technologies, Inc. *	4,700	2,350
Premiere AG *	482	2,541
Premiere Global Services, Inc. *	500	4,305
Priceline.com, Inc. *	100	7,365
Promotora de Informaciones SA	515	1,661
PT Multimedia.com, SGPS, SA (a)	747	3,875
PT Telekomunikiasi Indonesia, ADR	700	17,549
Publicis Groupe SA	794	20,491
PubliGroupe SA	25	1,497
Publishing & Broadcasting, Ltd.	1,657	2,184
QUALCOMM, Inc.	3,800	136,154
Qwest Communications International, Inc.	4,200	15,288
RCN Corp. *	200	1,180
RealNetworks, Inc. *	2,800	9,884
Reed Elsevier NV	2,181	25,931
Reed Elsevier PLC	800	23,872
Reliance Communications, Ltd.	3,426	16,109
RF Micro Devices, Inc. *	1,100	858
RightNow Technologies, Inc. *	200	1,546
Rogers Communications, Inc., Class B	1,300	38,531
S1 Corp. *	700	5,523
Sanoma WSOY Oyj	373	4,845
Sapient Corp. *	1,700	7,548
SAVVIS, Inc. *	200	1,378
SBA Communications Corp. *	500	8,160

The accompanying notes are an integral part of the financial statements.

28

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Communications (continued)
SBI Holdings, Inc.	152	$23,466
Schibsted ASA	400	4,818
Scripps Networks Interactive, Inc., Class A	300	6,600
SES, ADR	1,216	23,567
Seven Network, Ltd. * (a)	870	4,323
Shaw Communications, Inc.	1,200	21,006
Shenandoah Telecommunications Company	200	5,610
Sierra Wireless, Inc. *	1,500	8,591
Sinclair Broadcast Group, Inc., Class A	300	930
Singapore Press Holdings, Ltd.	6,000	13,010
Singapore Telecommunications, Ltd.	18,000	32,077
Sirius XM Radio, Inc. *	4,200	504
SK Telecom Company, Ltd., ADR	1,100	19,998
SKY Perfect JSAT Corp.	28	13,685
Societe Television Francaise 1	1,231	18,036
SonicWALL, Inc. *	500	1,990
Sonus Networks, Inc. *	1,600	2,528
Spirent Communications PLC	3,276	1,732
Sprint Nextel Corp. *	6,300	11,529
SR Teleperformance SA	251	7,026
SupportSoft, Inc. *	600	1,338
SureWest Communications	200	2,284
Swisscom AG	96	31,141
Sycamore Networks, Inc. *	3,800	10,222
Symantec Corp. *	3,600	48,672
Syniverse Holdings, Inc. *	700	8,358
Tamedia AG	61	2,889
Tandberg ASA	534	5,885
Tata Communications, Ltd., ADR	500	10,685
Tekelec, Inc. *	400	5,336
Tele Norte Leste Participacoes SA, ADR	1,100	15,312
Tele Norte Leste Participacoes SA	300	4,979
Tele2 AB, Series B	2,307	20,877
Telecom Corp. of New Zealand, Ltd.	3,569	4,797
Telecom Italia SpA	51,906	85,394
Telecomunicacoes de Sao Paulo SA	1,000	19,410
Telecomunicacoes de Sao Paulo SA	600	9,520
Telefonaktiebolaget LM Ericsson, SADR (a)	2,500	19,525
Telefonica Czech Republic AS	798	18,444
Telefonica SA, SADR	3,100	208,909
Telefonos de Mexico SA de CV, Class L, ADR	900	18,846
Telegraaf Media Groep NV	304	5,295
Telekom Austria AG	1,453	21,141
Telekomunikacja Polska SA	2,592	16,835
Telenet Group Holding NV *	611	10,523
Telenor ASA	2,500	16,866
Telephone & Data Systems, Inc. - Special Shares	400	11,240
Telephone & Data Systems, Inc.	600	19,050
Television Broadcasting Company, Ltd.	3,000	9,835
Teliasonera AB	6,500	32,734
Telkom SA, Ltd., SADR	300	14,874
Tellabs, Inc. *	4,800	19,776
Telmex Internacional SAB de CV, ADR	300	3,408
Telstra Corp., Ltd.	13,137	35,168
Telular Corp. *	700	924
Ten Network Holdings, Ltd.	3,755	3,071
Tencent Holdings, Ltd.	5,200	33,788
Terremark Worldwide, Inc. *	300	1,167
The New York Times Company, Class A (a)	1,400	10,262
Thinkorswim Group, Inc. *	1,400	7,868
Thomson Corp.	1,100	31,721
Thomson Reuters PLC	1,699	37,860
TIBCO Software, Inc. *	2,500	12,975
Tim Participacoes SA *	600	7,494
Time Warner Cable, Inc. *	3,500	75,075
Time Warner, Inc.	15,400	154,924
Tiscali SpA *	1,290	1,309
Torstar Corp., Class B	400	2,712
Trend Micro, Inc. *	500	17,561
Trinity Mirror PLC	1,806	1,478
Turkcell Iletisim Hizmetleri AS, ADR	1,100	16,038
TV Azteca SA de CV	5,600	2,224
TVN SA	1,226	5,585
TW Telecom, Inc. *	500	4,235
U.S. Cellular Corp. *	600	25,944
United Business Media, Ltd.	2,888	21,338
United Internet AG	441	3,989
United Online, Inc.	1,300	7,891
USA Mobility, Inc. *	500	5,785
UTStarcom, Inc. *	1,100	2,035
VeriSign, Inc. *	900	17,172
Verizon Communications, Inc.	10,500	355,950
Viacom, Inc., Class B *	1,300	24,778
Viacom, Inc. *	100	2,012
Viasat, Inc. *	600	14,448
Vivendi SA	3,642	118,707
Vivo Participacoes SA *	375	4,551
Vivo Participacoes SA *	400	5,016
Vocus, Inc. *	100	1,821
Vodafone Group PLC	19,800	404,712
Walt Disney Company	6,659	151,093
WebMD Health Corp. *	100	2,359
Websense, Inc. *	200	2,994
West Australian Newspapers Holdings, Ltd.	648	2,516
Wi-LAN, Inc. *	1,000	1,296
Windstream Corp.	2,400	22,080
Wolters Kluwer NV	1,982	37,580
Woongjin Holdings Company, Ltd. *	190	1,209
WPP PLC, ADR	1,500	44,385
WPT Enterprises, Inc. *	766	329
Yahoo Japan Corp.	21	8,617
Yahoo!, Inc. *	4,900	59,780
Yell Group PLC	5,278	3,247
Zee Entertainment Enterprises, Ltd.	1,516	4,369
ZTE Corp., Class H	4,600	12,153

		7,450,430
Consumer, Cyclical - 7.42%
99 Cents Only Stores *	700	7,651
Abercrombie & Fitch Company, Class A	500	11,535
Accor SA	639	31,477
Adidas-Salomon AG	1,485	56,608

The accompanying notes are an integral part of the financial statements.

29

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Consumer, Cyclical (continued)
Advance Auto Parts, Inc.	700	$23,555
Advanced Digital Broadcast Holdings SA *	297	8,113
AEON Company, Ltd.	3,900	39,276
Aeropostale, Inc. *	565	9,096
AFG Arbonia-Forster Holding AG	54	6,702
Aga Rangemaster Group PLC	3,162	3,260
Air China, Ltd., Class H	22,000	6,905
Air France KLM	1,815	23,407
Airtran Holdings, Inc. *	2,700	11,988
Aisin Seiki Company	1,800	25,781
Alaska Air Group, Inc. *	500	14,625
Alesco Corp., Ltd.	615	1,203
Alimentation Couche Tard, Inc. *	1,800	21,055
All Nippon Airways Company, Ltd.	3,000	11,823
Allegiant Travel Company *	100	4,857
Amer Sports Oyj, A Shares	500	3,783
American Axle & Manufacturing Holdings, Inc.	300	867
American Eagle Outfitters, Inc.	2,079	19,459
American Woodmark Corp.	100	1,823
Americas Car Mart, Inc. *	700	9,667
Ameristar Casinos, Inc.	400	3,456
AMR Corp. * (a)	2,900	30,943
AnnTaylor Stores Corp. *	300	1,731
Aoyama Trading Company, Ltd.	300	4,779
Arcandor AG *	843	3,713
Aristocrat Leisure, Ltd.	1,767	4,808
ArvinMeritor, Inc. (a)	500	1,425
Asiana Airlines *	2,380	6,686
ASICS Corp.	1,000	8,103
Astra International Tbk PT	19,500	19,165
ATC Technology Corp. *	100	1,463
Austrian Airlines AG *	1,361	7,672
Autobacs Seven Company, Ltd.	200	4,632
Autogrill SpA	1,195	9,157
AutoNation, Inc. * (a)	1,200	11,856
AutoZone, Inc. *	200	27,894
Bally Technologies, Inc. *	300	7,209
Barnes & Noble, Inc. (a)	1,000	15,000
Bayerische Motoren Werke (BMW) AG	2,518	77,316
Beacon Roofing Supply, Inc. *	300	4,164
Bebe Stores, Inc.	500	3,735
Bechtle AG	338	6,572
Bed Bath & Beyond, Inc. *	1,200	30,504
Belle International Holdings, Ltd., GDR	33,000	14,641
Bellway PLC	1,862	16,269
Benetton Group SpA	867	7,524
Berjaya Sports Toto BHD	3,400	4,709
Berkeley Group Holdings PLC *	1,331	16,878
Best Buy Company, Inc.	1,000	28,110
Best Denki Company, Ltd.	500	1,618
Big 5 Sporting Goods Corp.	1,000	5,210
Big Lots, Inc. *	700	10,143
Billabong International, Ltd.	923	5,069
BJ’s Restaurants, Inc. *	200	2,154
BJ’s Wholesale Club, Inc. *	600	20,556
Blockbuster, Inc., Class A *	700	882
BlueLinx Holdings, Inc. *	300	567
BorgWarner, Inc.	400	8,708
Bovis Homes Group PLC	816	4,752
Boyd Gaming Corp.	600	2,838
Bridgestone Corp.	1,300	19,499
Brightpoint, Inc. *	800	3,480
Brinker International, Inc.	600	6,324
Brisa Auto Estrada, SA (a)	2,624	19,668
British Airways PLC	7,208	19,052
Brookfield Homes Corp.	200	864
Brown Shoe, Inc.	800	6,776
Brunswick Corp.	600	2,526
BSH Ev Aletleri Sanayi ve Ticaret AS	470	5,966
BSS Group PLC	706	2,586
Buffalo Wild Wings, Inc. *	100	2,565
Bulgari SpA	1,321	8,418
Burberry Group PLC	5,900	19,102
Burger King Holdings, Inc.	600	14,328
Cabela’s, Inc. *	400	2,332
Cafe de Coral Holdings, Ltd.	2,000	4,058
Callaway Golf Company	1,000	9,290
Canadian Tire Corp., Ltd. *	900	31,677
Canon Sales Company, Inc.	700	11,272
CarMax, Inc. * (a)	1,800	14,184
Carnival Corp.	2,700	65,664
Carnival PLC, ADR	1,400	31,710
Carphone Warehouse	8,811	11,547
Carter’s, Inc. *	600	11,556
Casey’s General Stores, Inc.	500	11,385
Cash America International, Inc.	500	13,675
Cathay Pacific Airways, Ltd.	5,000	5,648
Cato Corp., Class A	400	6,040
Cavco Industries, Inc. *	100	2,689
CEC Entertainment, Inc. *	100	2,425
Centex Corp.	1,500	15,960
Central European Distribution Corp. *	300	5,910
Charles Voegele Holding AG *	176	4,629
Charlotte Russe Holding, Inc. *	200	1,298
Charming Shoppes, Inc. *	200	488
Cheng Shin Rubber Industry Company, Ltd.	11,000	9,516
Chico’s FAS, Inc. *	1,100	4,598
Children’s Place Retail Stores, Inc. *	200	4,336
China Airlines, Ltd. *	12,000	2,807
China Travel International Investment Hong Kong, Ltd.	22,000	4,324
Chipotle Mexican Grill, Inc. *	100	5,729
Chiyoda Company, Ltd.	200	3,753
Choice Hotels International, Inc.	400	12,024
Churchill Downs, Inc.	100	4,042
Cinemark Holdings, Inc.	1,300	9,659
Cintas Corp.	1,000	23,230
Circle K Sunkus Company, Ltd.	300	5,428
Citi Trends, Inc. *	100	1,472
Citizen Watch Company, Ltd.	3,100	11,175
CKE Restaurants, Inc.	200	1,736
Coach, Inc. *	800	16,616

The accompanying notes are an integral part of the financial statements.

30

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Consumer, Cyclical (continued)
Coldwater Creek, Inc. *	300	$855
Collective Brands, Inc. *	400	4,688
Columbia Sportswear Company	400	14,148
Compagnie Financiere Richemont SA	3,647	69,489
Compagnie Generale des Etablissements Michelin, Class B	915	48,343
Compagnie Plastic Omnium SA	375	3,865
Conn’s, Inc. *	100	848
Consorcio ARA SA de CV	6,000	2,275
Continental AG *	373	37,590
Continental Airlines, Inc., Class B *	1,400	25,284
Cooper Tire & Rubber Company	400	2,464
Copart, Inc. *	600	16,314
Core-Mark Holding Company, Inc. *	100	2,152
Corona Corp.	1,100	11,071
Corp. GEO SA de CV, Series B *	2,200	2,478
Costco Wholesale Corp.	1,200	63,000
Cracker Barrel Old Country Store, Inc. *	100	2,059
Crocs, Inc. *	400	496
Crown, Ltd.	3,521	14,749
CVS Caremark Corp.	4,949	142,234
D.R. Horton, Inc.	700	4,949
Daewoo International Corp. *	288	5,350
Daewoo Motor Sales Corp. *	120	665
Daihatsu Motor Company, Ltd.	1,000	8,837
Daikoku Denki Company, Ltd.	1,000	15,594
Daimler AG	3,200	122,496
Daiwa House Industry Company, Ltd.	4,000	39,218
Darden Restaurants, Inc.	800	22,544
David Jones, Ltd.	8,472	18,894
DCM Japan Holdings Company, Ltd.	1,400	9,961
De La Rue Plc Group *	1,136	14,981
Debenhams PLC	4,064	1,459
Debica SA	320	4,103
Deckers Outdoor Corp. *	200	15,974
Delta Air Lines, Inc. *	3,300	37,818
Denso Corp.	1,400	23,722
Denway Motors, Ltd.	60,000	18,820
Desarrolladora Homex SA de CV *	1,000	3,762
Deutsche Lufthansa AG	1,758	28,908
Dick’s Sporting Goods, Inc. *	900	12,699
Dillard’s, Inc., Class A	500	1,985
Diploma PLC	3,358	6,091
Dixons Group PLC	11,976	3,027
Dollar Tree, Inc. *	400	16,720
Domino’s Pizza, Inc. *	300	1,413
Don Quijote Company, Ltd.	200	3,987
Dongfeng Motor Group Company, Ltd.	24,000	7,836
Dorel Industries, Inc., Class B	200	4,536
Douglas Holding AG	178	8,055
DreamWorks Animation SKG, Inc., Class A *	700	17,682
DSW, Inc., Class A *	100	1,246
DTS, Inc. *	100	1,835
Dufry Group AG	34	961
Eastern Platinum, Ltd. *	26,100	7,083
easyJet PLC *	3,769	15,494
EDION Corp.	500	2,480
Electrolux AB, Series B	2,819	24,666
Enterprise Inns PLC	1,488	1,203
Esprit Holdings, Ltd.	4,000	22,794
Etam Developpement SA	178	1,754
Ethan Allen Interiors, Inc.	200	2,874
EVA Airways Corp. *	11,000	2,537
Exedy Corp.	200	2,003
Exide Technologies *	400	2,116
Family Dollar Stores, Inc.	900	23,463
FamilyMart Company, Ltd.	300	13,029
Far Eastern Department Stores Company, Ltd.	19,000	10,842
Far Eastern Textile, Ltd.	7,140	4,596
Fast Retailing Company, Ltd.	100	14,673
Fastenal Company	600	20,910
Faurecia SA *	294	4,083
Fiat SpA	2,846	19,052
Fielmann AG	67	4,402
Finish Line, Inc.	300	1,680
First Cash Financial Services, Inc. *	200	3,812
Foot Locker, Inc.	1,800	13,212
Formosa Taffeta Company, Ltd.	6,000	3,126
Forzani Group, Ltd., Class A	200	1,163
Foschini, Ltd.	2,097	10,914
Fred’s, Inc., Class A	400	4,304
Fuel Systems Solutions, Inc. *	100	3,276
Fuji Heavy Industries, Ltd.	7,000	19,237
Furniture Brands International, Inc.	300	663
Futaba Industrial Company, Ltd.	400	1,586
Galaxy Entertainment Group, Ltd. *	8,000	1,100
Game Group PLC	1,136	2,105
GameStop Corp., Class A *	500	10,830
Gaylord Entertainment Company * (a)	300	3,252
General Motors Corp. (a)	600	1,920
Genesco, Inc. *	100	1,692
Genting BHD	5,700	6,128
Genuine Parts Company	300	11,358
Georg Fischer AG *	30	6,924
Gigas K’s Denki Corp.	200	3,374
G-III Apparel Group, Ltd. *	200	1,278
Gildan Activewear, Inc. *	1,000	11,495
Giordano International, Ltd.	8,000	2,018
Gitanjali Gems, Ltd.	2,304	3,260
GKN PLC	4,060	5,653
Goodyear Tire & Rubber Company *	600	3,582
Grafton Group PLC *	1,533	4,947
Great Canadian Gaming Corp. *	400	1,170
Group 1 Automotive, Inc.	200	2,154
Grupo Elektra SA de CV	260	11,077
GS Yuasa Corp.	2,000	12,113
Guess?, Inc.	900	13,815
Gunze, Ltd.	4,000	13,189
Gymboree Corp. *	100	2,609
H20 Retailing Corp.	1,000	7,544
Haldex AB	600	2,128
Halfords Group PLC	1,180	4,151

The accompanying notes are an integral part of the financial statements.

31

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Consumer, Cyclical (continued)
Hanesbrands, Inc. *	600	$7,650
Hankook Tire Company, Ltd. *	670	8,274
Hanwa Company, Ltd.	1,000	3,183
Hanwha Corp. *	250	3,923
Harley-Davidson, Inc.	1,300	22,061
Harman International Industries, Inc.	300	5,019
Harvey Norman Holding, Ltd.	2,828	5,248
Hasbro, Inc.	700	20,419
Haseko Corp.	7,000	7,463
Headlam Group PLC	474	1,461
Hennes & Mauritz AB, B shares	1,156	45,980
Herman Miller, Inc.	300	3,909
Hermes International SA	225	31,501
Hero Honda Motors, Ltd.	292	4,827
Hibbett Sports, Inc. *	100	1,571
Hino Motors, Ltd.	2,000	4,122
Hitachi High-Technologies Corp.	700	11,210
Hitachi Maxell, Ltd.	1,300	12,141
HMV Group PLC	2,045	3,234
HNI Corp.	400	6,336
Home Depot, Inc.	4,904	112,890
Home Retail Group	8,708	26,877
Honda Motor Company, Ltd.	4,500	95,844
Horipro, Inc.	1,100	12,152
Hot Topic, Inc. *	300	2,781
Hotai Motor Company, Ltd.	1,000	1,544
Hotel Properties, Ltd.	2,000	1,568
Hotel Shilla Company, Ltd. *	1,010	10,525
Hovnanian Enterprises, Inc., Class A * (a)	300	516
HSN, Inc. *	120	872
Hyosung Corp. *	135	4,218
Hyundai Department Store Company, Ltd. *	86	4,401
Hyundai Development Company *	386	10,220
Hyundai H & S Company, Ltd. *	152	6,752
Hyundai Mobis *	242	12,343
Hyundai Motor Company, Ltd. *	415	13,279
Iconix Brand Group, Inc. *	400	3,912
IG Group Holdings PLC	910	3,416
Inaba Seisakusho Company, Ltd.	1,100	12,206
Inchcape PLC	2,797	1,478
Industria de Diseno Textil SA	695	30,949
Ingram Micro, Inc., Class A *	1,900	25,441
Insight Enterprises, Inc. *	400	2,760
Intercontinental Hotels Group PLC	2,100	17,577
Interface, Inc., Class A	300	1,392
International Game Technology	600	7,134
International Metal Service SA	542	7,031
International Speedway Corp., Class A	300	8,619
Interval Leisure Group, Inc. *	120	647
Isetan Mitsukoshi Holdings, Ltd. *	2,000	17,260
Isuzu Motors, Ltd.	11,000	14,214
Itochu Corp.	6,000	30,271
Izumi Company, Ltd. *	700	11,107
Izumiya Company, Ltd.	1,000	6,530
J.C. Penney Company, Inc.	2,000	39,400
J.D. Wetherspoon PLC	642	2,906
Jack in the Box, Inc. *	300	6,627
Jakks Pacific, Inc. *	200	4,126
Japan Pulp & Paper Company, Ltd.	1,000	3,278
Japan Wool Textile Company, Ltd.	1,000	6,898
Jardine Cycle and Carriage, Ltd.	1,000	6,651
JB Hi-Fi, Ltd.	506	3,443
JD Group, Ltd.	2,907	11,578
Jean Coutu Group, Inc.	900	6,051
Jelmoli Holding AG *	9	16,757
JetBlue Airways Corp. *	2,300	16,330
Jo-Ann Stores, Inc. *	200	3,098
Johnson Controls, Inc.	2,100	38,136
Jones Apparel Group, Inc.	600	3,516
Jos. A. Bank Clothiers, Inc. *	200	5,230
Juki Corp.	1,000	1,054
Kanematsu Electronics, Ltd.	1,200	10,453
Kangwon Land, Inc. *	460	5,087
KB Home	1,200	16,344
Keihin Corp.	300	2,186
Kesa Electricals PLC	3,019	3,882
Kia Motors Corp. *	1,560	8,294
Kier Group PLC	213	2,783
Kimball International, Inc., Class B	200	1,722
Kingfisher PLC	30,469	60,022
Knoll, Inc.	200	1,804
Kohl’s Corp. *	1,142	41,340
Kohnan Shoji Company, Ltd.	900	12,093
Koito Manufacturing Company, Ltd. *	1,000	6,183
Kokuyo Company, Ltd.	500	3,639
Komatsu Seiren Company, Ltd.	3,000	14,763
Komeri Company, Ltd.	500	12,207
Korean Air Lines Company, Ltd. *	473	14,579
Koyo Seiko Company, Ltd.	2,300	17,924
K-Swiss, Inc., Class A	200	2,280
Kuoni Reisen Holding AG, Series B	39	13,339
Kuraray Company, Ltd.	2,500	19,587
Ladbrokes PLC	7,344	19,726
Lakes Gaming, Inc. *	1,600	6,432
Lan Airlines SA, SADR	900	7,245
Las Vegas Sands Corp. *	600	3,558
Lawson, Inc.	100	5,767
La-Z-Boy, Inc.	2,000	4,340
Lear Corp. *	400	564
Lennar Corp., Class A	600	5,202
Leon’s Furniture, Ltd.	100	729
Lewis Group, Ltd.	2,595	13,470
Li & Fung, Ltd.	4,000	6,913
Li Ning Company, Ltd.	2,500	3,939
Life Corp.	500	10,088
LIFE TIME FITNESS, Inc. *	400	5,180
Limited Brands, Inc.	1,800	18,072
Linamar Corp.	400	1,199
Liz Claiborne, Inc.	700	1,820
LKQ Corp. *	1,400	16,324
Lojas Americanas SA	1,300	2,960
Lojas Renner SA	100	672

The accompanying notes are an integral part of the financial statements.

32

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Consumer, Cyclical (continued)
Lotte Midopa Company, Ltd. *	1,240	$6,419
Lotte Shopping Company, Ltd. *	64	10,866
Lottomatica SpA	751	18,693
Lowe’s Companies, Inc.	4,100	88,232
M.D.C. Holdings, Inc.	700	21,210
Macrovision Solutions Corp. *	1,300	16,445
Macy’s, Inc.	2,100	21,735
Magna International, Inc.	1,200	35,723
Mahindra & Mahindra, Ltd.	2,299	13,216
Marcus Corp.	100	1,623
Marks & Spencer Group PLC	17,922	56,177
Marriott International, Inc., Class A	900	17,505
Marubeni Corp.	11,000	42,114
Maruei Department Store Company, Ltd. *	4,000	9,001
Marui Company, Ltd.	2,700	15,775
Maruti Udyog, Ltd.	587	6,291
Marvel Entertainment, Inc. *	300	9,225
Massmart Holdings, Ltd.	1,182	10,838
Matsushita Electric Industrial Company, Ltd.	5,000	61,461
Matsuya Foods Company, Ltd.	800	11,482
Mattel, Inc.	1,300	20,800
Mazda Motor Corp.	8,000	13,569
McDonald’s Corp.	3,000	186,570
Meritage Homes Corp. *	200	2,434
Metro Holdings, Ltd.	10,000	2,550
MGM Mirage, Inc. * (a)	300	4,128
Millennium & Copthorne Hotels PLC	1,003	3,253
Mitsubishi Corp.	4,000	56,656
Mitsubishi Logistics Corp.	1,000	12,678
Mitsubishi Motors Corp. *	7,000	9,588
Mitsubishi Rayon Company, Ltd.	4,000	12,115
Mitsui & Company, Ltd.	300	61,503
Mitsui-Soko Company, Ltd.	1,000	5,601
Mizuno Corp.	1,000	4,809
Mobile Mini, Inc. *	200	2,884
Modine Manufacturing Company	1,300	6,331
Mohawk Industries, Inc. *	700	30,079
Mothercare PLC	561	2,709
Movado Group, Inc.	800	7,512
Mr. Price Group, Ltd.	4,426	11,873
MSC Industrial Direct Company, Inc., Class A	200	7,366
Mutow Company, Ltd.	2,100	12,809
MWI Veterinary Supply, Inc. *	100	2,696
N. Brown Group PLC	922	2,713
Nagase & Company, Ltd.	1,000	9,714
Namco Bandai Holdings, Inc.	800	8,768
National Presto Industries, Inc.	100	7,700
New York & Company, Inc. *	200	464
Newell Rubbermaid, Inc.	2,100	20,538
Next Group PLC	2,129	33,455
NGK Spark Plug Company, Ltd.	1,000	8,034
NH Hoteles SA	348	1,827
NHK Spring Company, Ltd.	2,000	7,388
Nifco, Inc.	200	2,028
NIKE, Inc., Class B	1,000	51,000
Nintendo Company, Ltd.	200	76,430
Nissan Motor Company, Ltd.	6,500	23,385
Nissan Shatai Company, Ltd.	2,000	12,176
Nisshinbo Industries, Inc.	1,000	7,623
Nitori Company, Ltd.	100	7,782
Nitto Boseki Company, Ltd.	2,000	3,998
NOK Corp.	600	4,225
Nokian Renkaat Oyj	422	4,795
Nordstrom, Inc.	300	3,993
Noritake Company, Ltd.	1,000	3,640
Nu Skin Enterprises, Inc., Class A	700	7,301
NVR, Inc. *	100	45,625
Office Depot, Inc. *	2,800	8,344
OfficeMax, Inc.	1,600	12,224
Onward Kashiyama Company, Ltd.	1,000	7,971
OPAP SA	1,013	29,152
O'Reilly Automotive, Inc. *	900	27,666
Organizacion Soriana SA de CV *	6,000	12,370
Oriental Land Company, Ltd.	100	8,210
Oshkosh Corp.	900	8,001
Owens & Minor, Inc.	500	18,825
Oxford Industries, Inc.	100	877
P.F. Chang’s China Bistro, Inc. *	500	10,470
PACCAR, Inc.	1,056	30,202
Pacific Sunwear of California, Inc. *	400	636
Paddy Power PLC - London Exchange	155	2,918
Panera Bread Company, Class A * (a)	200	10,448
Pantry, Inc. *	200	4,290
Papa John’s International, Inc. *	100	1,843
Parco Company, Ltd.	1,300	11,911
Parkson Retail Group, Ltd.	7,500	8,586
Penske Auto Group, Inc.	500	3,840
Perry Ellis International, Inc. *	200	1,268
Persimmon PLC	5,286	17,673
PetSmart, Inc.	1,000	18,450
Phillips-Van Heusen Corp.	300	6,039
Pick'n Pay Stores, Ltd.	793	3,087
Pinnacle Entertainment, Inc. *	400	3,072
Pioneer Electronic Corp.	1,000	1,850
Pirelli & Company SpA	26,189	9,891
Plascar Participacoes Industriais SA *	700	420
Polaris Industries, Inc.	300	8,595
Polo Ralph Lauren Corp., Class A	500	22,705
Pool Corp.	400	7,188
Pou Chen Corp.	33,099	14,874
PPR SA	477	31,232
Praktiker Bau- und Heimwerkermaerkte AG	439	4,834
President Chain Store Corp.	4,000	9,607
Press Kogyo Company, Ltd.	1,000	1,372
PriceSmart, Inc.	100	2,066
PSA Peugeot Citroen SA	525	8,976
Pulte Homes, Inc.	2,800	30,604
Puma AG	28	5,580
Punch Taverns PLC	842	699
Qantas Airways, Ltd.	7,184	13,235
Quiksilver, Inc. *	800	1,472
RadioShack Corp.	730	8,716

The accompanying notes are an integral part of the financial statements.

33

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Consumer, Cyclical (continued)
Rallye SA	103	$2,334
RC2 Corp. *	100	1,067
Red Robin Gourmet Burgers, Inc. *	100	1,683
Redrow PLC	1,082	2,568
Regal Entertainment Group, Class A	700	7,147
Regis Corp.	300	4,359
Reitman’s Canada, Ltd., Class A	300	2,831
Renault Regie Nationale SA	1,162	30,324
Resorts World BHD	11,400	7,478
Retail Ventures, Inc. *	3,900	13,533
Riken Corp.	1,000	2,389
RONA, Inc. *	2,000	19,441
Ross Stores, Inc.	300	8,919
Royal Caribbean Cruises, Ltd.	1,300	17,875
Rubis SA	129	8,168
Rush Enterprises, Inc., Class A *	200	1,714
Ryland Group, Inc.	300	5,301
Ryohin Keikaku Company, Ltd.	100	4,749
Saks, Inc. *	1,700	7,446
Sally Beauty Holdings, Inc. *	900	5,121
Samsung Corp. *	455	14,705
San-Ai Oil Company, Ltd.	3,000	13,344
Sanden Corp.	1,000	2,268
Sanei-International Company, Ltd.	1,000	9,870
SANKYO Company, Ltd.	200	10,090
Sanoh Industrial Company, Ltd.	2,200	8,802
Sanyo Shokai, Ltd.	1,000	3,960
Scania AB, Series B	1,225	12,465
Scania AB *	1,312	13,253
ScanSource, Inc. *	200	3,854
Scientific Games Corp., Class A *	1,000	17,540
Sears Holdings Corp. * (a)	1,000	38,870
SEB SA	155	4,661
SEGA SAMMY HOLDINGS, Inc.	1,100	12,827
Seiko Corp.	1,000	2,257
Sekisui Chemical Company, Ltd.	2,000	12,486
Sekisui House, Ltd.	4,000	35,290
Seven & I Holdings Company, Ltd.	1,700	58,432
Shangri-La Asia, Ltd.	8,000	9,253
Shimachu Company, Ltd.	200	4,499
Shimamura Company, Ltd.	200	15,441
Shimano, Inc.	300	11,810
Shinsegae Company, Ltd. *	36	13,986
Shochiku Company, Ltd.	1,000	7,008
Shoppers Drug Mart Corp.	600	23,354
Signet Jewelers, Ltd.	576	4,994
Singapore Airlines, Ltd.	2,000	15,730
SK Networks Company, Ltd. *	610	4,169
Skechers U.S.A., Inc., Class A *	300	3,846
Sky City Entertainment Group, Ltd.	2,089	3,822
Skyline Corp.	100	1,999
SkyWest, Inc.	600	11,160
Sodexho Alliance	400	22,231
Sojitz Holdings Corp.	10,500	17,548
Sol Melia SA	373	2,246
Sonae, SGPS, SA	19,562	11,978
Sonic Corp. *	300	3,651
Sony Corp.	3,100	67,797
Sorin SpA *	13,166	8,763
Sotoh Company, Ltd. *	1,000	11,952
Southwest Airlines Company	2,700	23,274
Speedway Motorsports, Inc.	700	11,277
Sport Supply Group, Inc.	900	6,300
Stamford Land Corp., Ltd.	31,000	5,643
Standard Pacific Corp. *	2,300	4,094
Staples, Inc.	1,789	32,059
Starbucks Corp. *	3,100	29,326
Starwood Hotels & Resorts Worldwide, Inc.	600	10,740
Steelcase, Inc. Class A	500	2,810
Steinhoff International Holdings, Ltd. *	8,720	11,838
Steinway Musical Instruments, Inc. *	100	1,751
Steven Madden, Ltd. *	100	2,132
Stockmann Oyj Abp, Series B	128	1,768
Sumitomo Corp.	3,300	29,269
Sumitomo Rubber Industries, Inc.	1,400	12,186
Sumitomo Warehouse Company, Ltd.	1,000	5,146
Sun International, Ltd.	310	3,137
Sundrug Company, Ltd. *	400	11,112
Superior Industries International, Inc.	900	9,468
Suzuki Motor Corp.	2,000	27,953
Swatch Group AG, BR shares	284	40,055
Swatch Group AG	712	19,621
Systemax, Inc. *	200	2,154
TABCORP Holdings, Ltd.	4,796	23,465
Takashimaya Company, Ltd.	3,000	22,800
Talbots, Inc.	200	478
Target Corp.	2,400	82,872
Tata Motors, Ltd., SADR (a)	2,700	12,015
Tattersall’s, Ltd.	10,346	20,201
Taylor Woodrow PLC	3,324	664
Tech Data Corp. *	400	7,136
Teco Electric & Machinery Company, Ltd.	26,000	8,059
Teijin, Ltd.	7,000	19,884
Tempur-Pedic International, Inc.	800	5,672
Tenneco, Inc. *	300	885
Texas Roadhouse, Inc., Class A *	400	3,100
The Buckle, Inc.	150	3,273
The Cheesecake Factory, Inc. *	400	4,040
The Dress Barn, Inc. *	1,600	17,184
The Gap, Inc.	2,128	28,494
The Men’s Wearhouse, Inc.	300	4,062
The Steak & Shake Company * (a)	1,700	10,115
The TJX Companies, Inc.	1,165	23,964
The Toro Company	300	9,900
The Wet Seal, Inc., Class A *	400	1,188
The Yokohama Rubber Company, Ltd. *	2,000	10,037
Thomas Cook Group PLC	5,095	13,029
Thor Industries, Inc.	400	5,272
Tiffany & Company	800	18,904
Tim Hortons, Inc.	700	19,784
Timberland Company, Class A *	800	9,240
Titan International, Inc.	125	1,031

The accompanying notes are an integral part of the financial statements.

34

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Consumer, Cyclical (continued)
TiVo, Inc. *	300	$2,148
Toho Company, Ltd.	500	10,759
Tokai Rika Company, Ltd.	400	3,502
Tokyo Dome Corp. *	1,000	3,761
Tokyo Style Company, Ltd.	1,000	7,256
Toll Brothers, Inc. *	1,300	27,859
Tomen Electronics Corp.	900	10,891
Toray Industries, Inc.	5,000	25,446
Toto, Ltd. (a)	2,000	12,639
Toyobo Company, Ltd.	10,000	15,228
Toyoda Gosei Company, Ltd.	400	4,710
Toyota Auto Body Company, Ltd. *	600	8,792
Toyota Boshoku Corp.	1,300	10,592
Toyota Motor Corp.	3,800	248,672
Toyota Tsusho Corp.	1,500	16,149
Tractor Supply Company *	400	14,456
True Religion Apparel, Inc. *	100	1,244
Truworths International, Ltd.	1,878	6,948
TRW Automotive Holdings Corp. *	600	2,160
TUI AG	2,754	32,717
TUI Travel PLC	5,589	18,944
UAL Corp. *	1,300	14,326
UMW Holdings BHD	2,700	4,028
Unifi, Inc. *	500	1,410
Unifirst Corp.	100	2,969
Unimat Life Corp.	1,100	9,767
United Stationers, Inc. *	200	6,698
Universal Electronics, Inc. *	100	1,622
UNY Company, Ltd.	3,000	33,198
Urban Outfitters, Inc. *	600	8,988
Urbi Desarrollos Urbanos SA de CV *	6,600	9,007
US Airways Group, Inc. *	1,300	10,049
USS Company, Ltd.	140	7,429
Vail Resorts, Inc. *	700	18,620
Valeo SA	771	11,486
Valora Holding AG	66	9,665
VF Corp.	800	43,816
Virgin Blue Holdings, Ltd.	7,677	1,613
Volcom, Inc. *	700	7,630
Volkswagen AG	150	52,172
W.W. Grainger, Inc.	200	15,768
Wabash National Corp.	200	900
WABCO Holdings, Inc.	300	4,737
Wacoal Corp.	1,000	12,955
Walgreen Company	3,120	76,970
Wal-Mart de Mexico SA de CV, Series V	7,400	19,771
Wal-Mart Stores, Inc.	10,959	614,362
Warnaco Group, Inc. *	500	9,815
Warner Music Group Corp.	500	1,510
Watsco, Inc.	200	7,680
Wesco International, Inc. *	300	5,769
WH Smith PLC	730	3,806
Whirlpool Corp.	700	28,945
Whitbread PLC	2,269	30,242
William Hill PLC	1,145	3,574
Williams-Sonoma, Inc.	400	3,144
Wincanton PLC	620	1,628
WMS Industries, Inc. *	400	10,760
Wolverine World Wide, Inc.	659	13,865
Woolworths Holdings, Ltd.	6,690	9,228
World Fuel Services Corp.	200	7,400
Wyndham Worldwide Corp.	800	5,240
Wynn Resorts, Ltd. * (a)	300	12,678
Xebio Company, Ltd.	500	9,751
Yamada Denki Company, Ltd.	120	8,388
Yamaha Corp.	1,700	15,805
Yamaha Motor Company, Ltd.	1,700	17,888
Yasuda Warehouse Company, Ltd.	1,300	13,539
Yonex Company, Ltd. *	1,600	10,690
Yorozu Corp.	1,100	9,024
Yoshinoya D&C Company, Ltd.	10	11,952
Youngone Corp. *	2,410	12,215
Yue Yuen Industrial Holdings, Ltd.	4,000	7,942
Yulon Motor Company, Ltd.	11,000	4,759
Yum! Brands, Inc.	1,300	40,950
Zale Corp. *	300	999

		8,946,603
Consumer, Non-cyclical - 12.89%
Aaron Rents, Inc., Class B	500	13,310
ABB Grain, Ltd.	2,973	15,910
Abbott Laboratories	4,244	226,502
Abertis Infraestructuras SA	1,907	34,178
Abiomed, Inc. * (a)	200	3,284
ABM Industries, Inc.	800	15,240
Accuray, Inc. *	300	1,548
Acorda Therapeutics, Inc. *	100	2,051
Actelion, Ltd. *	411	23,251
Adcock Ingram Holdings, Ltd. *	524	2,211
Adecco SA	1,254	42,929
Aderans Company, Ltd.	200	2,103
Administaff, Inc.	100	2,168
Advanced Medical Optics, Inc. *	400	2,644
Aggreko PLC	2,431	15,870
Air Methods Corp. *	100	1,599
Ajinomoto Company, Inc.	4,000	43,656
Alapis Holding Industrial & Commercial SA	9,369	7,055
Alberto-Culver Company	800	19,608
Alexion Pharmaceuticals, Inc. *	200	7,238
Alfresa Holdings Corp.	200	9,587
Alico, Inc.	100	4,099
Align Technology, Inc. *	200	1,750
ALK-Abello A/S *	40	3,953
Alkermes, Inc. *	600	6,390
Allergan, Inc.	900	36,288
Alliance Data Systems Corp. *	100	4,653
Alliance Imaging, Inc. *	200	1,594
Alliance One International, Inc. *	500	1,470
Allos Therapeutics, Inc. *	300	1,836
Alnylam Pharmaceuticals, Inc. *	100	2,473
Altria Group, Inc.	5,864	88,312
AMAG Pharmaceuticals, Inc. *	100	3,585
Amedisys, Inc. * (a)	200	8,268

The accompanying notes are an integral part of the financial statements.

35

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Consumer, Non-cyclical (continued)
American Banknote SA *	200	$922
American Dental Partners, Inc. *	200	1,388
American Medical Systems Holdings, Inc. *	400	3,596
AMERIGROUP Corp. *	700	20,664
AmerisourceBergen Corp.	1,200	42,792
Amgen, Inc. *	2,928	169,092
AMN Healthcare Services, Inc. *	100	846
Amorepacific Corp. *	25	13,074
AmSurg Corp. *	200	4,668
Amvig Holdings, Ltd.	4,000	1,815
Amylin Pharmaceuticals, Inc. *	300	3,255
Anadolu Efes Biracilik Ve Malt Sanayii AS	1,058	7,105
Andersons, Inc.	100	1,648
AngioDynamics, Inc. *	200	2,738
Anheuser-Busch InBev NV	549	12,750
Anheuser-Busch Inbev NV *	4	61
Apollo Group, Inc., Class A *	500	38,310
Arbitron, Inc.	200	2,656
Archer-Daniels-Midland Company	2,312	66,655
Arena Pharmaceuticals, Inc. *	600	2,502
ArthroCare Corp. *	59	281
Aryzta AG *	586	18,830
Aryzta AG *	210	6,714
Asahi Breweries, Ltd.	600	10,374
Asia Food & Properties, Ltd. *	9,000	1,079
Aspen Pharmacare Holdings, Ltd. *	2,184	7,971
Assisted Living Concepts, Inc. *	1,800	7,470
Associated British Foods PLC	3,348	35,245
Assura Group, Ltd. *	5,036	3,106
Astellas Pharmaceuticals, Inc.	1,000	40,932
Astra Agro Lestari Tbk PT	2,000	1,831
AstraZeneca PLC, SADR	4,100	168,223
athenahealth, Inc. *	100	3,762
Atria PLC	525	8,573
Atrium Innovations, Inc. *	1,100	11,512
Autostrade SpA	655	12,287
Auxilium Pharmaceuticals, Inc. *	200	5,688
Avery Dennison Corp.	700	22,911
Avon Products, Inc.	1,100	26,433
AWB, Ltd.	3,763	6,707
Axfood AB	100	2,166
B&G Foods, Inc.	300	1,620
Babcock International Group PLC	1,489	10,265
Balrampur Chini Mills, Ltd. *	5,350	5,493
Bankrate, Inc. *	100	3,800
Bare Escentuals, Inc. *	600	3,138
Barrett Business Services, Inc.	1,000	10,900
Barry Callebaut AG *	16	10,475
Bavarian Nordic A/S *	150	3,708
Baxter International, Inc.	1,500	80,385
Beckman Coulter, Inc.	500	21,970
Becton, Dickinson & Company	700	47,873
Beiersdorf AG	132	7,818
Benesse Corp.	100	4,376
BioMarin Pharmaceutical, Inc. *	500	8,900
BioMerieux SA	46	3,860
Biovail Corp.	900	8,413
Blue Nile, Inc. *	100	2,449
Blyth, Inc.	200	1,568
Bonduelle SCA *	114	9,358
Bongrain SA	43	2,869
Boston Beer Company, Inc. *	100	2,840
Boston Scientific Corp. *	6,400	49,536
Bowne & Company, Inc.	200	1,176
Brambles, Ltd.	2,836	14,735
Bristol-Myers Squibb Company	5,475	127,294
British American Tobacco Malaysia BHD	800	10,299
British American Tobacco PLC	963	25,122
British American Tobacco PLC	1,700	89,998
Britvic PLC	1,286	4,926
Brookdale Senior Living, Inc.	700	3,906
Brown Forman Corp., Class B	250	12,873
Bruker BioSciences Corp. *	1,000	4,040
Brunel International NV	442	5,287
Bunge, Ltd.	600	31,062
Bunzl PLC	1,859	15,864
C&C Group PLC - London Exchange	1,083	2,195
C.R. Bard, Inc.	300	25,278
Cadbury PLC	1,400	49,938
Cal-Maine Foods, Inc.	100	2,870
Campbell Soup Company	844	25,328
Canada Bread Company, Ltd.	100	3,670
Cangene Corp. *	400	1,912
Cantel Medical Corp. *	100	1,467
Capella Education Company *	100	5,876
Capita Group PLC	3,119	33,457
Cardiac Science Corp. *	1,200	9,000
Cardinal Health, Inc.	1,565	53,946
Cardiome Pharma Corp. *	300	1,358
Career Education Corp. *	800	14,352
Carlsberg AS, B Shares	150	4,903
Carrefour SA	1,495	57,788
Casino Guich-Perrachon SA	502	38,260
Catalyst Health Solutions, Inc. *	300	7,305
CBIZ, Inc. *	300	2,595
CDI Corp.	200	2,588
Celera Corp. *	500	5,565
Celesio AG	864	23,378
Celgene Corp. *	1,300	71,864
Centene Corp. *	400	7,884
Central Garden & Pet Company, Class A *	500	2,950
Cephalon, Inc. *	200	15,408
Cepheid, Inc. *	200	2,076
Cermaq ASA	1,000	3,847
Chaoda Modern Agriculture Holdings, Ltd.	28,480	18,302
Charles River Laboratories International, Inc. *	800	20,960
Chattem, Inc. *	100	7,153
Chemed Corp.	100	3,977
China Agri-Industries Holdings, Ltd. *	24,000	11,952
China Green Holdings, Ltd.	3,000	2,399
China Mengniu Dairy Company, Ltd.	4,000	5,229
China Yurun Food Group, Ltd	3,000	3,549

The accompanying notes are an integral part of the financial statements.

36

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Consumer, Non-cyclical (continued)
Chiquita Brands International, Inc. *	500	$7,390
Christian Dior SA	478	27,026
Chugai Pharmaceutical Company, Ltd.	400	7,776
Church & Dwight, Inc.	200	11,224
Cia Brasileira de Distribuicao Grupo Pao de Acucar, ADR *	400	11,024
Cia Cervecerias Unidas SA, ADR	100	2,615
Cia de Concessoes Rodoviarias, ADR	500	5,066
Cintra Concesiones de Infraestructuras de Transporte SA	976	7,403
Cipla, Ltd.	3,066	11,871
CJ CheilJedang Corp. *	45	6,527
CJ Corp. *	119	3,868
Clorox Company	500	27,780
Coca Cola Hellenic Bottling Company SA	1,900	27,474
Coca-Cola Amatil, Ltd.	1,380	8,868
Coca-Cola Enterprises, Inc.	2,000	24,060
Coca-Cola Femsa SAB de CV, SADR	300	13,053
Coca-Cola West Japan Company, Ltd.	400	8,648
Cochlear, Ltd.	226	8,755
COFCO International, Ltd.	6,000	2,250
Coinstar, Inc. *	200	3,902
Colgate-Palmolive Company	1,428	97,875
Coloplast AS	150	10,373
Colruyt SA	79	16,976
Community Health Systems, Inc. *	1,200	17,496
Compass Diversified Trust	200	2,250
Compass Group PLC	9,344	46,605
ConAgra Foods, Inc.	3,100	51,150
Conceptus, Inc. *	200	3,044
CONMED Corp. *	200	4,788
Connaught PLC	406	2,056
ConnectEast Group	6,117	2,356
Consolidated Graphics, Inc. *	100	2,264
Constellation Brands, Inc., Class A *	1,500	23,655
Continucare Corp. *	4,300	9,073
Convergys Corp. *	700	4,487
Copeinca ASA *	1,400	1,703
Corinthian Colleges, Inc. *	500	8,185
Corn Products International, Inc.	500	14,425
Cornell Corrections, Inc. *	400	7,436
Corporate Executive Board Company	100	2,206
Corrections Corp. of America *	1,400	22,904
CorVel Corp. *	100	2,198
Cosan SA Industria e Comercio *	600	2,892
Cosco Pacific, Ltd.	6,000	6,169
CoStar Group, Inc. *	300	9,882
Covance, Inc. *	100	4,603
Coventry Health Care, Inc. *	800	11,904
CRA International, Inc. *	100	2,693
Cramo Oyj, Series B	941	6,195
Crucell NV *	396	6,043
CSL, Ltd.	1,499	35,349
Cubist Pharmaceuticals, Inc. *	400	9,664
Cutera, Inc. *	900	7,983
CV Therapeutics, Inc. *	800	7,368
Cyberonics, Inc. *	200	3,314
Cynosure, Inc. *	500	4,565
Cypress Biosciences, Inc. * (a)	2,000	13,680
Cytori Therapeutics, Inc. *	1,700	6,137
Dai Nippon Printing Company, Ltd.	3,000	33,164
Daiichi Sankyo Company, Ltd.	1,000	23,648
Dainippon Sumitomo Pharma Company, Ltd.	1,000	9,363
Dairy Crest Group PLC	1,305	4,003
Daiseki Company, Ltd.	500	9,461
Danisco AS	350	14,294
Datascope Corp.	100	5,224
Davide Campari Milano SpA	2,189	15,174
Davis Service Group PLC	980	3,858
DaVita, Inc. *	500	24,785
Dean Foods Company *	1,200	21,564
Del Monte Foods Company	2,500	17,850
Delhaize Group	900	56,646
Deluxe Corp.	200	2,992
Dendreon Corp. *	300	1,374
DENTSPLY International, Inc.	700	19,768
DeVry, Inc.	200	11,482
Diageo PLC, SADR	1,800	102,132
Diagnostic & Therapeutic Center of Athens Hygeia SA	1,997	5,284
Diagnosticos da America SA	200	1,928
Diamond Foods, Inc.	100	2,015
Dollar Financial Corp. *	100	1,030
Dong-A Pharmaceutical Company, Ltd. *	162	12,262
Dr. Reddy’s Laboratories, Ltd., ADR	1,500	14,700
Dun & Bradstreet Corp.	200	15,440
Durect Corp. *	600	2,034
Dyax Corp. *	600	2,184
Dydo Drinco, Inc.	100	3,161
DynCorp International, Inc. *	300	4,551
Ebro Puleva SA	568	7,885
Edwards Lifesciences Corp. *	200	10,990
Egis Gyogyszergyar Nyrt.	119	6,283
Eisai Company, Ltd.	600	25,038
Elan Corp. PLC, SADR *	5,300	31,800
Electro Rent Corp.	200	2,232
Elekta AB, Series B	400	4,025
Elizabeth Arden, Inc. *	200	2,522
Embotelladoras Arca SA de CV	7,900	13,976
Emergency Medical Services Corp., Class A *	100	3,661
Emergent Biosolutions, Inc. *	200	5,222
Emeritus Corp. *	200	2,006
Empire Company, Ltd. *	200	7,896
Endo Pharmaceutical Holdings, Inc. *	500	12,940
Ennis Business Forms, Inc.	200	2,422
Enzo Biochem, Inc. *	200	978
Equifax, Inc.	300	7,956
Essilor International SA	612	28,749
Estee Lauder Companies, Inc., Class A	400	12,384
Euronet Worldwide, Inc. *	330	3,831
EV3, Inc. *	2,300	14,030
Evotec AG *	5,636	6,220
Exactech, Inc. *	100	1,684

The accompanying notes are an integral part of the financial statements.

37

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Consumer, Non-cyclical (continued)
Exelixis, Inc. *	900	$4,518
Experian Group, Ltd.	9,338	58,876
Exponent, Inc. *	100	3,008
Express Scripts, Inc. *	700	38,486
Ezaki Glico Company, Ltd.	1,000	10,248
Facet Biotech Corp. *	260	2,493
FAES FARMA SA	465	1,984
Farmer Brothers Company	600	14,964
FirstService Corp. *	200	2,591
Fisher & Paykel Healthcare Corp.	1,630	3,004
Flowers Foods, Inc.	400	9,744
Fomento Economico Mexicano SA de CV, SADR	900	27,117
Forest Laboratories, Inc. *	1,500	38,205
Forrester Research, Inc. *	100	2,821
Forth Ports PLC	298	3,947
Fortune Brands, Inc.	1,200	49,536
Fossil, Inc. *	800	13,360
Foster’s Group, Ltd.	7,317	28,142
Fraser and Neave, Ltd.	6,000	12,406
Fresenius AG	201	10,144
Fresenius Medical Care AG & Co KGaA	600	28,308
Fresenius SE	212	12,441
FTI Consulting, Inc. *	500	22,340
Fuji Oil Company, Ltd.	400	5,667
Fujicco Company, Ltd.	1,000	13,040
Galenica Holding AG	30	9,792
Garda World Security Corp. *	200	248
Gartner Group, Inc., Class A *	700	12,481
Gedeon Richter Rt.	93	13,927
Genentech, Inc. *	800	66,328
General Mills, Inc.	900	54,675
Genmab A/S *	175	6,793
Genomic Health, Inc. *	100	1,948
Gen-Probe, Inc. *	500	21,420
Gentiva Health Services, Inc. *	200	5,852
Genus PLC	84	812
Genzyme Corp. *	700	46,459
George Weston, Ltd.	400	19,425
Geron Corp. *	600	2,802
Getinge AB, Series B	1,166	14,149
Getinge AB *	129	1,489
Gilead Sciences, Inc. *	2,500	127,850
GlaxoSmithKline PLC, ADR	6,200	231,074
Glenmark Pharmaceuticals, Ltd. *	334	2,041
Global Bio-Chem Technology Group Company, Ltd.	10,000	1,610
Global Cash Access, Inc. *	400	888
Global Payments, Inc.	300	9,837
Goodman Fielder, Ltd.	16,011	14,884
GrainCorp., Ltd. *	308	1,249
Great Lakes Dredge & Dock Company	1,600	6,640
Green Mountain Coffee Roasters, Inc. *	100	3,870
Greencore Group PLC, London	532	698
Greene King PLC	908	5,219
Greggs PLC	35	1,725
Grifols SA	948	16,611
Group 4 Securicor PLC	12,804	38,130
Groupe DANONE	1,029	62,172
Groupe Steria SA	713	7,998
Gruma SA de CV, SADR *	200	400
Grupo Bimbo SA de CV	1,600	6,736
Grupo Continential SA de CV	8,200	13,560
Grupo Modelo SA	2,000	6,354
GTx, Inc. *	600	10,104
Guyenne & Gascogne SA	102	8,745
H & R Block, Inc.	600	13,632
H&E Equipment Services, Inc. *	300	2,313
H. Lundbeck AS	400	8,366
H.J. Heinz Company	900	33,840
Haemonetics Corp. *	200	11,300
Hain Celestial Group, Inc. *	300	5,727
Hakon Invest AB	916	10,530
Halozyme Therapeutics, Inc. *	300	1,680
Hanger Orthopedic Group, Inc. *	700	10,157
Hanmi Pharm Company, Ltd. *	22	1,923
Hansen Natural Corp. *	500	16,765
Harashin Narus Holdings Company, Ltd.	1,000	11,300
Harvard Bioscience, Inc. *	2,300	6,095
Hays PLC	14,281	14,431
Health Management Associates, Inc., Class A *	400	716
Health Net, Inc. *	700	7,623
Healthcare Services Group, Inc.	200	3,186
Healthscope, Ltd.	1,049	3,244
Healthsouth Corp. * (a)	600	6,576
Healthspring, Inc. *	600	11,982
Healthways, Inc. *	200	2,296
Heartland Payment Systems, Inc.	100	1,750
Heidrick & Struggles International, Inc.	100	2,154
Heineken Holding NV	785	22,423
Heineken NV	1,274	39,006
Helen of Troy, Ltd. *	200	3,472
Hengan International Group Company, Ltd., GDR	3,000	9,681
Henkel AG & Company KGaA	594	15,483
Henry Schein, Inc. *	600	22,014
Hershey Company	500	17,370
Hertz Global Holdings, Inc. *	2,300	11,661
Hewitt Associates, Inc., Class A *	500	14,190
Hikma Pharmaceuticals PLC	623	3,171
Hill International, Inc. *	200	1,408
Hill-Rom Holdings, Inc. (a)	900	14,814
Hindustan Unilever, Ltd.	1,743	9,003
Hisamitsu Pharmaceutical Company, Inc.	300	12,263
Hite Holdings Company, Ltd. *	51	679
Hite Holdings Company, Ltd. *	40	5,311
Hi-Tech Pharmacal Company, Inc. *	200	1,108
HMS Holdings Corp. *	100	3,152
Hogy Medical Company, Ltd.	100	6,849
Hologic, Inc. *	1,400	18,298
Homeserve PLC	668	9,449
Hormel Foods Corp.	500	15,540
Hospira, Inc. *	700	18,774

The accompanying notes are an integral part of the financial statements.

38

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Consumer, Non-cyclical (continued)
House Food Corp.	500	$8,936
Hudson Highland Group, Inc. *	200	670
Human Genome Sciences, Inc. *	600	1,272
Huron Consulting Group, Inc. *	100	5,727
Husqvarna AB, B Shares	2,794	15,032
ICF International, Inc. *	100	2,457
ICU Medical, Inc. *	100	3,314
Idenix Pharmaceuticals, Inc. *	400	2,316
IDEXX Laboratories, Inc. *	200	7,216
IDS Scheer AG	755	6,303
I-Flow Corp. *	500	2,400
Illovo Sugar, Ltd.	600	1,481
Illumina, Inc. *	400	10,420
Immucor, Inc. *	600	15,948
Immunogen, Inc. *	500	2,145
Imperial Tobacco Group PLC	800	43,280
Imperial Tobacco Group PLC	3,059	81,709
Incyte Corp. *	900	3,411
Indofood Sukses Makmur Tbk PT	31,000	2,690
Informatica Corp. *	700	9,611
Ingles Markets, Inc.	100	1,759
Integra LifeSciences Holdings Corp. *	300	10,671
Interactive Data Corp.	620	15,289
Intercell AG *	213	6,699
Intermediate Parfums, Inc.	200	1,536
Intermune, Inc. *	600	6,348
Intersections, Inc. *	1,300	6,760
Intertek Group PLC	1,429	16,318
Intuitive Surgical, Inc. *	100	12,699
Invacare Corp.	200	3,104
Inverness Medical Innovations, Inc. *	500	9,455
IOI Corp. BHD	4,200	4,355
Ipsen SA	190	7,426
Iron Mountain, Inc. *	1,175	29,058
Isis Pharmaceuticals, Inc. *	200	2,836
ITC, Ltd.	2,079	7,350
ITO EN, Ltd.	400	5,905
Itoham Foods, Inc.	1,000	3,632
ITT Educational Services, Inc. *	100	9,498
J & J Snack Foods Corp.	90	3,229
J Sainsbury PLC	9,634	45,974
J.M. Smucker Company	600	26,016
Jackson Hewitt Tax Service, Inc.	100	1,569
Japan Tobacco, Inc.	8	26,499
Jarden Corp. *	900	10,350
JBS SA	7,100	15,010
Jeronimo Martins, SGPS SA	1,262	7,009
Jiangsu Expressway, Ltd.	8,000	5,936
Johnson & Johnson	7,559	452,255
Kagome Company, Ltd.	400	6,756
Kaken Pharmaceutical Company, Ltd.	1,000	11,011
Kamigumi Company, Ltd.	2,000	17,770
Kao Corp.	1,000	30,375
Kellogg Company	1,028	45,078
Kelly Services, Inc., Class A	300	3,903
Kendle International, Inc. *	100	2,572
Kenexa Corp. *	100	798
Kensey Nash Corp. *	100	1,941
Kerry Group PLC	1,260	23,298
Kesko Oyj	1,054	26,558
Kforce, Inc. *	400	3,072
Kikkoman Corp.	1,000	11,883
Kimberly-Clark Corp.	1,100	58,014
Kindred Healthcare, Inc. *	100	1,302
Kinetic Concepts, Inc. *	700	13,426
King Pharmaceuticals, Inc. *	2,000	21,240
Kirin Brewery Company, Ltd.	2,000	26,591
Kobayashi Pharmaceutical Company, Ltd.	200	8,550
Koninklijke Ahold NV	5,499	67,764
Korn/Ferry International *	800	9,136
Kose Corp.	200	5,027
Kraft Foods, Inc., Class A	5,600	150,360
KT&G Corp. *	300	18,976
K-V Pharmaceutical Company, Class A * (a)	300	864
Kyowa Hakko Kogyo Company, Ltd.	2,000	20,996
Laboratorios Almirall SA	481	3,781
Laboratory Corp. of America Holdings *	300	19,323
Lance, Inc.	200	4,588
Lannett Company, Inc. *	600	3,000
Lavendon Group PLC	2,023	5,163
Lender Processing Services, Inc.	300	8,835
LG Household & Health Care, Ltd. *	46	7,010
LHC Group, Inc. *	100	3,600
Lien Hwa Industrial Corp.	22,000	7,830
Life Technologies Corp. *	1,100	25,641
LifePoint Hospitals, Inc. *	800	18,272
Ligand Pharmaceuticals, Inc., Class B *	800	2,192
Lincare Holdings, Inc. *	700	18,851
Lindt & Spruengli AG-REG	1	21,513
Lion Corp.	1,000	5,412
Lion Nathan, Ltd.	1,000	5,745
Live Nation, Inc. *	500	2,870
Loblaw Companies, Ltd.	700	19,829
Localiza Rent A CAR	300	913
Loomis AB *	280	1,735
L'Oreal SA	638	55,679
Lorillard, Inc.	600	33,810
Lotte Chilsung Beverage Company, Ltd. *	5	3,833
Lotte Confectionery Company, Ltd. *	5	5,223
Luminex Corp. *	400	8,544
Luxottica Group SpA	400	7,248
M & F Worldwide Corp. *	200	3,090
M Dias Branco SA	700	5,940
MacDonald Dettwiler & Associates, Ltd. *	700	12,361
Magellan Health Services, Inc. *	500	19,580
Mannatech, Inc.	400	980
Mannkind Corp. *	900	3,087
Manpower, Inc.	400	13,596
Maple Leaf Foods, Inc.	400	3,587
Martek Biosciences Corp. *	200	6,062
Maruha Group, Inc.	3,000	5,084
Maui Land & Pineapple, Inc. *	100	1,343

The accompanying notes are an integral part of the financial statements.

39

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Consumer, Non-cyclical (continued)
MAXIMUS, Inc.	100	$3,511
Maxygen, Inc. *	300	2,676
McCormick & Company, Inc.	200	6,372
McGrath Rentcorp	400	8,544
McKesson Corp.	1,000	38,730
MDS, Inc. *	800	4,893
Meda AB, Series A	1,050	7,264
Medarex, Inc. *	1,166	6,506
MedCath Corp. *	500	5,220
Medco Health Solutions, Inc. *	1,400	58,674
Medial Saude SA	1,500	4,824
Mediceo Holdings Company, Ltd.	700	8,420
Medicines Company *	200	2,946
Medicis Pharmaceutical Corp., Class A	300	4,170
Medi-Clinic Corp., Ltd.	3,930	8,692
Medivation, Inc. *	200	2,914
Mednax, Inc. *	600	19,020
Medtronic, Inc.	3,044	95,642
Meiji Seika Kaisha, Ltd.	2,000	9,632
Meitec Corp.	500	8,640
Mentor Corp.	100	3,093
Merck & Company, Inc.	5,700	173,280
Merck KGaA *	282	25,228
Meridian Bioscience, Inc.	200	5,094
Merit Medical Systems, Inc. *	600	10,758
Metcash, Ltd.	5,355	16,396
Metro AG	442	17,578
Metro, Inc.	500	14,986
Michael Page International PLC	1,081	3,397
Millipore Corp. *	200	10,304
Miraca Holdings, Inc.	300	6,499
Mitsui Fudosan Company, Ltd.	2,000	33,344
Mochida Pharmaceutical Company, Ltd.	1,000	12,084
Molina Healthcare, Inc. *	200	3,522
Molson Coors Brewing Company, Class B	1,000	48,920
Momenta Pharmaceuticals, Inc. *	100	1,160
Monro Muffler Brake, Inc.	100	2,550
Moody’s Corp.	1,500	30,135
Morinaga Milk Industry Company, Ltd.	3,000	11,671
Morningstar, Inc. * (a)	400	14,200
Mouchel Parkman PLC	373	1,849
Mylan, Inc. * (a)	2,100	20,769
Myriad Genetics, Inc. *	100	6,626
Nabi Biopharmaceuticals *	400	1,340
Namyang Dairy Products Company, Ltd. *	17	6,395
Nash Finch Company	100	4,489
National Healthcare Corp.	100	5,064
Natura Cosmeticos SA	900	7,329
Natus Medical, Inc. *	500	6,475
Navigant Consulting Company *	300	4,761
NBTY, Inc. *	900	14,085
Nektar Therapeutics *	1,000	5,560
Neogen Corp. *	100	2,498
Nestle SA	7,818	309,578
Netflix, Inc. *	400	11,956
Network Healthcare Holdings, Ltd. *	10,169	9,239
NeuroSearch A/S *	72	1,877
NICHIREI Corp.	2,000	9,589
Nippon Flour Mills Company, Ltd.	1,000	5,503
Nippon Meat Packers, Inc.	1,000	15,222
Nippon Shinyaku Company, Ltd.	1,000	11,939
Nippon Suisan Kaisha, Ltd.	1,200	3,107
Nipro Corp.	1,000	17,594
Nisshin Oillio Group, Ltd.	1,000	5,822
Nisshin Seifun Group, Inc.	1,000	13,206
Nissin Food Products Company, Ltd.	300	10,455
Nissui Pharmaceutical Company, Ltd.	1,500	12,360
Nobel Biocare Holding AG, Series BR	231	4,770
Nomura Company, Ltd.	4,000	11,323
Nong Shim Company, Ltd. *	24	4,685
Northern Foods PLC	2,299	1,897
Novartis AG, SADR	7,200	358,272
Noven Pharmaceuticals, Inc. *	500	5,500
Novo Nordisk A/S	1,200	61,668
Novozymes AS, B Shares	250	20,051
NPS Pharmaceuticals, Inc. *	400	2,484
Nutreco Holding NV	133	4,370
Nuvasive, Inc. *	200	6,930
Obrascon Huarte Lain Brasil SA	200	1,078
Odyssey Healthcare, Inc. *	300	2,775
Olam International, Ltd.	7,000	5,643
Omega Pharma SA	224	8,470
Omnicare, Inc.	1,100	30,536
On Assignment, Inc. *	1,500	8,505
Ono Pharmaceutical Company, Ltd.	200	10,413
Onyx Pharmaceuticals, Inc. *	200	6,832
OPG Groep NV	313	4,064
Optimer Pharmaceuticals, Inc. *	100	1,211
OraSure Technologies, Inc. *	600	2,208
Orell Fuessli Holding AG	57	8,607
Oriflame Cosmetics AB	200	5,842
Orion Corp. *	18	2,647
Orion Oyj, Series A	779	13,206
Orion Oyj, Series B	297	5,051
Orkla ASA	3,200	21,292
Orpea SA *	28	1,014
Orthovita, Inc. *	600	2,034
OSI Pharmaceuticals, Inc. * (a)	400	15,620
Osiris Therapeutics, Inc. *	200	3,832
Osteotech, Inc. *	400	676
Overstock.com, Inc. *	100	1,078
Pacific Brands, Ltd.	3,324	1,002
Pacific Corp. *	81	6,857
Pan Fish ASA *	14,000	2,145
Par Pharmaceutical Companies, Inc. *	200	2,682
Parexel International Corp. *	300	2,913
Parkway Holdings, Ltd.	17,000	14,733
Parmalat SpA	15,787	26,484
Patterson Companies, Inc. *	600	11,250
Paychex, Inc.	965	25,360
PDI, Inc. *	300	1,203
PDL BioPharma, Inc. *	1,300	8,034

The accompanying notes are an integral part of the financial statements.

40

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Consumer, Non-cyclical (continued)
Peets Coffee & Tea, Inc. *	100	$2,325
Penauille Polyservices SA	416	946
PepsiAmericas, Inc.	1,095	22,294
PepsiCo, Inc.	4,189	229,432
Perdigao SA, SADR *	400	10,552
Perdigao SA *	600	7,652
Pernod-Ricard SA	750	55,716
Perrigo Company	400	12,924
Pescanova SA	226	8,566
PetMed Express, Inc. *	300	5,289
Pfizer, Inc.	23,234	411,474
Pharmaceutical Product Development, Inc.	200	5,802
Pharmanet Development Group, Inc. *	100	91
PharMerica Corp. *	600	9,402
PHH Corp. *	800	10,184
Philip Morris International, Inc.	5,507	239,610
Phonak Holding AG	116	7,050
Pilgrim’s Pride Corp. (a)	900	567
Piramal Healthcare, Ltd.	649	3,214
PPB Group BHD	3,000	8,087
Premier Foods PLC	5,216	2,280
Pre-Paid Legal Services, Inc. *	100	3,729
Prestige Brands Holdings, Inc. *	1,300	13,715
Primary Health Care, Ltd.	4,960	17,026
Procter & Gamble Company	8,374	517,681
Progenics Pharmaceuticals, Inc. *	200	2,062
Programmed Maintenance Services, Ltd.	3,036	6,455
Prosegur Cia de Seguridad SA	81	2,696
PSS World Medical, Inc. *	300	5,646
Psychiatric Solutions, Inc. *	500	13,925
PZ Cussons PLC	1,458	3,441
Q.P. Corp.	900	12,316
Qiagen AG *	970	17,156
Qinetiq PLC	6,965	16,063
QLT, Inc. *	4,300	10,171
Quanta Services, Inc. *	1,300	25,740
Quebecor, Inc.	300	4,770
Quest Diagnostics, Inc.	600	31,146
Quidel Corp. *	400	5,228
R.R. Donnelley & Sons Company	1,900	25,802
Raisio Oyj	4,272	8,861
Ralcorp Holdings, Inc. *	200	11,680
Ramirent Oyj	239	1,113
Ramsay Health Care, Ltd.	505	3,670
Ranbaxy Laboratories, Ltd. *	2,478	12,848
Randstad Holdings NV	1,123	22,918
Rank Group PLC *	1,980	1,953
Reckitt Benckiser PLC	2,087	78,202
Regeneron Pharmaceuticals, Inc. *	500	9,180
RehabCare Group, Inc. *	100	1,516
Remy Cointreau SA	389	16,147
Rent-A-Center, Inc. *	600	10,590
Rentokil Initial PLC	15,138	9,678
Res-Care, Inc. *	700	10,514
ResMed, Inc. *	600	22,488
Resources Connection, Inc. *	400	6,552
Revlon, Inc. *	300	2,001
Reynolds American, Inc.	1,100	44,341
Rhoen-Klinikum AG	390	9,419
Ridley Corp., Ltd.	18,117	10,119
Rigel Pharmaceuticals, Inc. *	100	800
Ritchie Bros. Auctioneers, Inc.	700	14,890
Robert Half International, Inc.	1,000	20,820
Roche Holdings AG CHF	98	15,735
Roche Holdings AG - Genusschein	1,686	261,022
Rohto Pharmaceutical Company, Ltd.	1,000	13,848
Rollins, Inc.	800	14,464
RPS Group PLC	1,673	3,392
RTI Biologics, Inc. *	1,400	3,864
Ruchi Soya Industries, Ltd.	3,000	1,711
Ruddick Corp.	700	19,355
Russ Berrie & Company, Inc. *	200	594
S Foods, Inc.	1,500	13,360
S1 Corp. *	65	2,810
SABMiller PLC	6,508	109,288
Safeway, Inc.	1,400	33,278
Safilo Group SpA	2,468	2,137
SAIC, Inc. *	875	17,045
Salix Pharmaceuticals, Ltd. *	2,200	19,426
Samyang Corp. *	250	6,213
Sanderson Farms, Inc.	100	3,456
Sangamo Biosciences, Inc. *	200	696
Sanofi-Aventis SA	406	25,969
Sanofi-Aventis, ADR	4,600	147,936
Santen Pharmaceutical Company, Ltd.	400	12,087
Sao Martinho SA *	500	1,964
Sapporo Holdings	2,000	12,668
Saputo, Inc.	400	7,183
Sara Lee Corp.	2,400	23,496
Savient Pharmaceuticals, Inc. *	200	1,158
Savills PLC	3,206	10,720
Schering-Plough Corp.	4,404	75,000
Seattle Genetics, Inc. *	300	2,682
Securitas AB, Series B	1,400	11,786
Sepracor, Inc. *	1,100	12,078
Sequenom, Inc. *	300	5,952
Serco Group PLC	3,907	25,575
Service Corp. International	3,200	15,904
Shenzhen International Holdings, Ltd.	45,000	1,958
Shikoku Coca-Cola Bottling Company, Ltd.	1,000	9,550
Shimadzu Corp.	1,000	6,295
Shionogi & Company, Ltd.	1,000	25,825
Shire Pharmaceuticals Group PLC, ADR	900	40,302
Shiseido Company, Ltd.	1,000	20,565
Shoprite Holdings, Ltd.	2,103	12,096
Sigma Pharmaceuticals, Ltd.	15,149	11,451
Sirona Dental Systems, Inc. *	400	4,200
Sixt AG	395	6,418
Sligro Food Group NV	122	2,545
Smart Balance, Inc. * (a)	300	2,040
Smith & Nephew PLC	800	25,840
Smithfield Foods, Inc. *	900	12,663

The accompanying notes are an integral part of the financial statements.

41

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Consumer, Non-cyclical (continued)
Snow Brand Milk Products Company, Ltd.	2,500	$9,517
Societe BIC SA	188	10,816
Societe Generale de Surveillance Holdings AG	30	31,376
Sohgo Security Services Company, Ltd.	1,000	10,417
Sonic Healthcare, Ltd.	1,616	16,464
SonoSite, Inc. *	100	1,908
SOS Cuetara SA	665	10,581
Sotheby’s	400	3,556
Souza Cruz SA	400	7,564
Spar Group, Ltd.	562	3,466
Spartan Stores, Inc.	200	4,650
SSL International PLC	1,152	8,285
St. Jude Medical, Inc. *	1,000	32,960
Stada Arzneimittel AG	392	11,260
Stantec, Inc. *	200	4,885
Star Scientific, Inc. *	400	1,532
STERIS Corp.	444	10,607
Stewart Enterprises, Inc., Class A	800	2,408
Straumann Holding AG	42	7,445
Strayer Education, Inc.	100	21,441
Stryker Corp.	1,128	45,064
Suedzucker AG	510	7,726
Sun Healthcare Group, Inc. *	900	7,965
Sun Pharmaceutical Industries, Ltd.	351	7,742
Sunrise Senior Living, Inc. *	300	504
SUPERVALU, Inc.	1,500	21,900
SurModics, Inc. *	100	2,527
Suzuken Company, Ltd.	800	23,850
Swedish Match AB	1,600	23,099
Symmetry Medical, Inc. *	400	3,188
Sysco Corp.	1,659	38,057
Taisho Pharmaceuticals Company, Ltd.	1,000	21,302
Takara Holdings, Inc.	3,000	17,873
Takeda Pharmaceutical Company, Ltd.	1,600	83,396
Tanabe Seiyaku Company, Ltd.	2,000	30,188
Tate & Lyle PLC	4,789	27,904
Team, Inc. *	100	2,770
Techne Corp.	200	12,904
Tejon Ranch Company *	100	2,474
TeleTech Holdings, Inc. *	200	1,670
Tenet Healthcare Corp. *	1,200	1,380
Terumo Corp.	500	23,423
Tesco PLC	23,265	121,141
Tetra Tech, Inc. *	300	7,245
Teva Pharmaceutical Industries, Ltd., SADR	2,025	86,223
The Advisory Board Company *	100	2,230
The Coca-Cola Company	6,479	293,304
The Cooper Companies, Inc.	300	4,920
The Geo Group, Inc. *	300	5,409
The Great Atlantic & Pacific Tea Company, Inc. *	300	1,881
The Kroger Company	1,759	46,455
The Scotts Company, Class A	400	11,888
Theragenics Corp. *	600	702
Theravance, Inc. *	200	2,478
Thoratec Corp. *	300	9,747
Ticketmaster Entertainment, Inc. *	120	770
Tiger Brands, Ltd.	889	13,762
Tingyi Cayman Islands Holding Corp., GDR	16,000	18,609
TNS, Inc. *	100	939
Tootsie Roll Industries, Inc.	400	10,244
Toppan Forms Company, Ltd.	800	10,295
Toppan Printing Company, Ltd.	4,000	30,901
Toyo Suisan Kaisha, Ltd.	1,000	28,816
Transcontinental, Inc., Class A	500	4,030
Transurban Group, Ltd. *	4,950	18,724
Tree.com, Inc. *	20	52
TreeHouse Foods, Inc. *	200	5,448
Trimeris, Inc. *	500	665
TrueBlue, Inc. *	200	1,914
Tupperware Brands Corp.	800	18,160
Tyson Foods, Inc., Class A	2,100	18,396
UCB SA	1,133	36,957
UNI Charm Corp.	100	7,523
Unilever NV	4,072	98,697
Unilever PLC-Sponsored ADR	3,300	75,966
Uni-President Enterprises Corp.	17,350	15,360
United Drug PLC	768	2,380
United Natural Foods, Inc. *	700	12,474
United Rentals, Inc. *	300	2,736
United Spirits, Ltd.	164	2,985
United Therapeutics Corp. *	100	6,255
UnitedHealth Group, Inc.	4,700	125,020
Universal Corp.	400	11,948
Universal Health Services, Inc., Class B	500	18,785
Universal Technical Institute, Inc. *	300	5,151
USANA Health Sciences, Inc. *	100	3,424
USG People NV	888	11,490
UST, Inc.	200	13,876
Valassis Communications, Inc. *	300	396
Valeant Pharmaceuticals International * (a)	400	9,160
Varian Medical Systems, Inc. *	500	17,520
VCA Antech, Inc. *	800	15,904
Vector Group, Ltd.	610	8,308
Vertex Pharmaceuticals, Inc. *	600	18,228
Viad Corp.	400	9,896
Vilmorin & Compagnie SA	20	2,047
Vina Concha Y Toro SA, ADR	100	3,001
ViroPharma, Inc. *	1,000	13,020
Viscofan SA	232	4,613
Vital Images, Inc. *	100	1,391
Vital-Net, Inc.	1,200	9,488
Vivus, Inc. *	900	4,788
Volcano Corp. *	300	4,500
W.S. Atkins PLC	557	5,458
Watson Pharmaceuticals, Inc. *	1,100	29,227
Watson Wyatt Worldwide, Inc., Class A	500	23,910
WD-40 Company	100	2,829
Weight Watchers International, Inc.	800	23,536
Weis Markets, Inc.	200	6,726
WellPoint, Inc. *	2,100	88,473
West Pharmaceutical Services, Inc.	200	7,554

The accompanying notes are an integral part of the financial statements.

42

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Consumer, Non-cyclical (continued)
Western Union Company	1,900	$27,246
William Morrison Supermarket PLC	17,038	69,061
Wilmar International, Ltd.	2,000	3,919
Winn-Dixie Stores, Inc. *	400	6,440
Wockhardt, Ltd.	1,455	3,287
Woolworths, Ltd.	3,615	67,406
Wright Express Corp. *	100	1,260
Wright Medical Group, Inc. *	600	12,258
Wyeth	3,562	133,611
Xchanging PLC	1,188	4,086
XenoPort, Inc. *	100	2,508
Yakult Honsha Company, Ltd.	200	4,279
Yamazaki Baking Company, Ltd.	1,000	15,384
Young Innovations, Inc.	100	1,540
Yuhan Corp. *	41	7,198
Zeltia SA *	2,108	10,187
Zhejiang Expressway Company, Ltd., Class H	22,000	13,030
Zimmer Holdings, Inc. *	1,100	44,462
Zoll Medical Corp. *	100	1,889

		15,550,022
Diversified - 0.45%
Ackermans & Van Haaren NV	266	13,504
Aditya Birla Nuvo, Ltd.	314	3,639
Alarko Holding AS	4,388	4,813
Alfa SA de CV	1,400	2,982
Allied Group, Ltd.	2,000	3,371
Ayala Corp.	2,470	11,163
Barloworld, Ltd.	955	4,346
Beijing Enterprises Holdings, Ltd.	2,500	10,237
Bergman & Beving AB, Series B	25	165
Bidvest Group, Ltd. *	1,529	17,411
C C Land Holdings, Ltd.	7,000	1,781
China Merchants Holdings International Company, Ltd.	8,027	15,676
China Resources Enterprises, Ltd.	8,000	14,068
Citic Pacific, Ltd.	8,000	8,740
CITIC Resources Holdings, Ltd. *	11,500	1,366
DCC PLC	1,040	14,954
Dogan Sirketler Grubu Holdings AS *	6,541	4,408
Empresas Copec SA	1,692	12,872
Eriks Group NV	60	2,191
First Pacific Company	36,000	12,568
GEA Group AG	1,059	18,390
Gome Electrical Appliances Holdings, Ltd.	76,000	10,983
Grupo Carso SA de CV	3,300	8,698
GS Holdings Corp. *	810	17,727
Guangdong Investment, Ltd.	34,000	13,751
Hunting PLC	1,995	12,129
Hutchison Whampoa, Ltd.	8,000	40,386
Imperial Holdings, Ltd.	1,696	11,028
Impulsora Del Desarrollo Y El Empleo en America Latina SAB de CV *	22,100	14,682
Imtech NV	426	7,189
Keppel Corp., Ltd.	2,000	6,072
KOC Holdings AS *	3,087	5,244
Leucadia National Corp. *	1,500	29,700
LG Corp. *	304	10,557
LVMH Moet Hennessy SA	736	49,326
Melco International Development	5,000	1,669
Mitie Group PLC	2,329	6,928
NWS Holdings, Ltd.	4,000	5,992
Ordina NV	210	842
Quadrant AG *	93	5,287
Resource America, Inc.	565	2,260
Schouw & Company A/S, Series B	100	1,522
SeAH Holdings Corp. *	92	4,807
Shanghai Industrial Holdings, Ltd.	8,000	18,439
Sime Darby BHD	3,200	4,832
Viohalco SA	1,796	10,309
Walter Industries, Inc.	300	5,253
Washington H Soul Pattinson & Company, Ltd.	3,119	20,183
Wendel	160	8,004
Wharf Holdings, Ltd.	11,000	30,450

		542,894
Energy - 6.55%
Acergy SA	1,054	6,074
Addax Petroleum Corp.	800	13,667
Allis-Chalmers Energy, Inc. *	200	1,100
Alon USA Energy, Inc.	700	6,405
Alpha Natural Resources, Inc. *	200	3,238
American Oil & Gas, Inc. *	4,100	3,280
Anadarko Petroleum Corp.	1,700	65,535
APA Group, Ltd	5,838	12,267
Apache Corp.	1,500	111,795
Arch Coal, Inc.	300	4,887
Arena Resources, Inc. *	500	14,045
Arrow Energy NL *	10,137	19,200
Atlas America, Inc.	100	1,485
ATP Oil & Gas Corp. *	200	1,170
Atwood Oceanics, Inc. *	300	4,584
Australian Worldwide Exploration, Ltd. *	8,908	16,160
Aventine Renewable Energy Holdings, Inc. *	300	195
Baker Hughes, Inc.	400	12,828
Bankers Petroleum, Ltd. *	700	420
Beach Petroleum, Ltd.	13,555	9,167
Berry Petroleum Company, Class A	200	1,512
BG Group PLC	9,512	131,661
Bharat Petroleum Corp.	1,536	11,921
Bill Barrett Corp. *	200	4,226
Birchcliff Energy, Ltd. *	300	1,227
BJ Services Company	1,100	12,837
Bourbon SA	364	9,205
Bow Valley Energy, Ltd. *	500	174
BP PLC, SADR	9,700	453,378
BP PLC	11,293	87,175
BPZ Energy, Inc. *	200	1,280
Brigham Exploration Company *	200	640
Bumi Resources Tbk PT	39,000	3,290
Cabot Oil & Gas Corp.	500	13,000
Cairn Energy PLC *	1,041	30,489
Cairn India, Ltd. *	799	2,839
Cal Dive International, Inc. *	1,300	8,463

The accompanying notes are an integral part of the financial statements.

43

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Energy (continued)
Calfrac Well Services, Ltd. *	100	$705
Callon Petroleum Company *	100	260
Caltex Australia, Ltd.	2,401	12,133
Calvalley Petroleums, Inc., Class A *	500	547
Cameron International Corp. *	600	12,300
Canadian Hydro Developers, Inc. *	800	1,931
Canadian Natural Resources, Ltd.	1,100	43,439
Canadian Superior Energy, Inc. *	600	583
Carbo Ceramics, Inc.	200	7,106
Carrizo Oil & Gas, Inc. *	200	3,220
Celtic Exploration, Ltd. *	100	1,021
Centennial Coal Company, Ltd.	6,965	16,319
Cheniere Energy, Inc. *	700	1,995
Chesapeake Energy Corp.	1,300	21,021
Chevron Corp.	7,200	532,584
China Oilfield Services, Ltd., H Shares	10,000	8,164
China Petroleum & Chemical Corp., ADR -Hong Kong Exchange	500	30,895
China Shenhua Energy Company, Ltd.	6,500	13,935
Cia Espanola de Petroleos SA	64	6,036
Cie Generale de Geophysique-Veritas *	646	9,670
Cimarex Energy Company	400	10,712
Clayton Williams Energy, Inc. *	100	4,544
CMS Energy Corp.	2,300	23,253
CNOOC, Ltd., ADR	500	47,620
CNPC Hong Kong, Ltd.	20,000	6,267
CNX Gas Corp. *	100	2,730
Compagnie Generale de Geophysique-Veritas *	800	11,992
Complete Production Services, Inc. *	500	4,075
Compton Petroleum Corp. *	600	452
Comstock Resources, Inc. *	500	23,625
Concho Resources, Inc. *	1,000	22,820
Connacher Oil & Gas, Ltd. *	1,300	779
ConocoPhillips	5,700	295,260
CONSOL Energy, Inc.	400	11,432
Contango Oil & Gas Company *	100	5,630
Cosmo Oil Company, Ltd.	8,000	24,905
Covanta Holding Corp. *	484	10,629
Crew Energy, Inc. *	300	1,288
Crosstex Energy, Inc.	100	390
Crusader Energy Group, Inc. *	500	585
Dana Petroleum PLC *	754	10,836
Delek US Holdings, Inc.	500	2,645
Delta Petroleum Corp. *	400	1,904
Denbury Resources, Inc. *	400	4,368
Det Norske Oljeselskapb ASA *	4,000	2,643
Devon Energy Corp.	2,000	131,420
Diamond Offshore Drilling, Inc.	400	23,576
Dragon Oil PLC *	1,152	2,683
Dresser-Rand Group, Inc. *	800	13,800
Dril-Quip, Inc. *	200	4,102
Duke Energy Corp.	3,700	55,537
EDF Energies Nouvelles, SA	301	10,663
El Paso Corp.	1,900	14,877
Enbridge, Inc.	1,415	45,353
EnCana Corp. - CAD	2,108	97,263
Encore Aquisition Company *	600	15,312
Energy Partners, Ltd. *	200	270
Eni SpA, SADR	3,600	172,152
ENSCO International, Inc.	1,100	31,229
Ensign Energy Services, Inc.	1,500	16,063
Entergy Corp.	600	49,878
EOG Resources, Inc.	900	59,922
Equitable Resources, Inc.	700	23,485
ERG SpA	354	4,366
Essar Oil Ltd *	1,027	1,851
Esso SAF	21	2,111
Etablissements Maurel et Prom SA	456	5,223
Evergreen Solar, Inc. *	800	2,552
EXCO Resources, Inc. *	500	4,530
Exxon Mobil Corp.	17,070	1,362,698
Fairborne Energy, Ltd. *	400	1,895
Felix Resources, Ltd.	618	3,844
Flint Energy Services, Ltd. *	200	1,141
Forest Oil Corp. *	400	6,596
Foundation Coal Holdings, Inc.	200	2,804
Fred Olsen Energy ASA *	134	3,614
Fuelcell Energy, Inc. *	600	2,328
Fugro NV	711	20,436
Galleon Energy, Inc. *	300	1,239
Galp Energia SGPS SA	1,402	14,076
GeoMet, Inc. *	300	516
GMX Resources, Inc. *	100	2,532
Goodrich Petroleum Corp. *	300	8,985
Grupa Lotos SA *	726	2,940
Gulf Islands Fabrication, Inc.	100	1,441
Gulfport Energy Corp. *	200	790
Halliburton Company	1,400	25,452
Headwaters, Inc. *	200	1,350
Helix Energy Solutions Group, Inc. *	400	2,896
Hellenic Petroleum SA	2,110	15,628
Helmerich & Payne, Inc.	400	9,100
Hercules Offshore, Inc. *	900	4,275
Hess Corp.	1,000	53,640
Highpine Oil & Gas, Ltd. *	2,200	9,356
Holly Corp.	400	7,292
Hornbeck Offshore Services, Inc. *	200	3,268
Husky Energy, Inc.	700	17,504
Idemitsu Kosan Company, Ltd.	200	12,880
Imperial Oil, Ltd.	1,000	33,204
Inpex Holdings, Inc.	2	15,944
International Coal Group, Inc. *	800	1,840
ION Geophysical Corp. *	400	1,372
Iteration Energy, Ltd. *	4,700	5,216
Ivanhoe Energy, Inc. *	900	423
James River Coal Company *	100	1,533
Japan Petroleum Exploration Company, Ltd.	200	8,793
JKX Oil & Gas PLC	308	826
John Wood Group PLC	2,422	6,609
Key Energy Services, Inc. *	700	3,087
Linc Energy, Ltd. *	5,560	7,819
Lufkin Industries, Inc.	200	6,900

The accompanying notes are an integral part of the financial statements.

44

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Energy (continued)
Lundin Petroleum AB, Series A *	2,903	$15,579
Lupatech SA *	100	1,004
MacArthur Coal, Ltd.	833	1,783
Mangalore Refinery and Petrochemicals, Ltd.	11,381	9,741
Marathon Oil Corp.	3,500	95,760
Mariner Energy, Inc. *	400	4,080
Massey Energy Company	200	2,758
Matrix Service Company *	100	767
McMoran Exploration Company *	200	1,960
Medco Energi Internasional Tbk PT *	11,000	1,954
MOL Magyar Olaj & Gazipari Rt.	242	12,581
Murphy Oil Corp.	900	39,915
NATCO Group, Inc. *	100	1,518
National Fuel Gas Company	200	6,266
National Oilwell Varco, Inc. *	700	17,108
Natural Gas Services Group, Inc. *	100	1,013
Neste Oil Oyj	1,398	21,043
New Hope Corp., Ltd.	2,874	6,950
New Zealand Refining Company, Ltd.	2,796	9,583
Newfield Exploration Company *	500	9,875
Newpark Resources, Inc. *	600	2,220
Nexen, Inc.	3,303	57,391
Niko Resources, Ltd.	200	6,884
Nippon Mining Holdings, Inc.	7,500	32,544
Nippon Oil Corp.	8,000	40,563
Noble Corp.	500	11,045
Noble Energy, Inc.	800	39,376
Norsk Hydro ASA	5,100	20,779
NuVista Energy, Ltd. *	300	2,097
Occidental Petroleum Corp.	2,500	149,975
Oceaneering International, Inc. *	400	11,656
Oil & Natural Gas Corp., Ltd.	493	6,796
Oil Search, Ltd.	6,421	21,026
Oil States International, Inc. *	300	5,607
Oilexco, Inc. *	4,700	1,085
Omni Energy Services Corp. *	500	595
OMV AG	992	26,359
OPTI Canada, Inc. *	1,100	1,604
Origin Energy, Ltd.	1,845	20,809
PA Resources AB *	475	716
Parallel Petroleum Corp. *	200	402
Paramount Resources, Ltd. *	200	1,113
Parker Drilling Company *	1,100	3,190
Pason Systems, Inc.	200	2,276
Patterson-UTI Energy, Inc.	400	4,604
Peabody Energy Corp.	800	18,200
Penn Virginia Corp.	500	12,990
Petrobank Energy & Resources, Ltd. *	300	4,936
Petro-Canada	4,000	86,578
PetroChina Company, Ltd., SADR	400	35,592
Petrofac, Ltd.	838	4,195
PetroHawk Energy Corp. *	2,200	34,386
Petroleo Brasileiro SA, ADR	3,000	73,470
Petroleo Brasileiro SA, SADR	4,100	83,681
Petroleum Development Corp. *	100	2,407
Petroleum Geo-Services ASA *	709	2,894
Petrolifera Petroleum, Ltd. *	400	340
Petroquest Energy, Inc. *	200	1,352
Pioneer Drilling Company *	300	1,671
Pioneer Natural Resources Company	500	8,090
Plains Exploration & Production Company *	200	4,648
Polish Oil & Gas Company	5,354	6,521
Polski Koncern Naftowy Orlen SA	2,277	19,837
Premier Oil PLC *	388	5,565
Pride International, Inc. *	800	12,784
ProEx Energy, Ltd. *	200	1,814
ProSafe ASA *	954	3,647
Prosafe Production Public, Ltd. *	2,200	3,544
PTT Exploration & Production PCL	5,800	18,205
PTT PCL - Foreign Shares	3,100	15,598
Q-Cells AG *	211	7,888
Questar Corp.	1,300	42,497
Quicksilver Resources, Inc. *	1,200	6,684
Range Resources Corp.	600	20,634
Reliance Industries, Ltd.	1,973	50,235
Reliance Petroleum, Ltd. *	1,276	2,292
Renewable Energy Corp. ASA *	350	3,353
Repsol YPF SA, ADR	2,300	49,473
Repsol YPF SA	1,023	21,841
Riversdale Mining, Ltd. *	685	1,165
Rosetta Resources, Inc. *	300	2,124
Rowan Companies, Inc.	500	7,950
Royal Dutch Shell PLC, ADR, Class B	5,100	262,293
RPC, Inc.	1,400	13,664
Saipem SpA	544	9,278
Salamander Energy PLC *	742	1,354
Santos, Ltd.	2,686	28,144
Saras SpA	4,630	15,793
Sasol, Ltd., SADR	1,500	45,495
Savanna Energy Services Corp.	400	2,592
SBM Offshore NV	1,754	23,044
Schlumberger, Ltd.	3,200	135,456
Schoeller-Bleckmann Oilfield Equipment AG	46	1,433
SEACOR Holdings, Inc. *	200	13,330
SeaDrill, Ltd., GDR	1,500	12,225
Sechilienne-Sidec SA	52	2,330
Sevan Marine ASA *	1,000	1,103
ShawCor, Ltd., Class A	200	2,983
Showa Shell Sekiyu K.K.	1,000	9,910
Singapore Petroleum Company, Ltd.	3,000	4,756
SK Corp. *	280	21,524
SK Energy Company, Ltd. *	196	12,054
Smith International, Inc.	400	9,156
Soco International PLC *	870	13,805
S-Oil Corp.	148	7,314
Solarworld AG	324	7,251
Southern Union Company	1,200	15,648
Southwestern Energy Company *	900	26,073
Spectra Energy Corp.	1,900	29,906
St. Mary Land & Exploration Company	300	6,093
StatoilHydro ASA, SADR	3,800	63,308
Stone Energy Corp. *	200	2,204

The accompanying notes are an integral part of the financial statements.

45

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Energy (continued)
Storm Exploration, Inc. *	200	$2,239
Subsea 7 Inc *	400	2,378
Suncor Energy, Inc. - CAD	3,201	61,505
Sunoco, Inc.	200	8,692
SunPower Corp., Class A *	200	7,400
Sunpower Corp., Class B * (a)	109	3,318
Superior Energy Services, Inc. *	400	6,372
Superior Well Services, Inc. *	600	6,000
Swift Energy Company *	200	3,362
T-3 Energy Services, Inc. *	100	944
Talisman Energy, Inc.	6,000	59,198
Technip SA	482	14,799
Tesco Corp. *	200	1,428
TETRA Technologies, Inc. *	300	1,458
TGS Nopec Geophysical Company ASA *	600	3,047
Thai Oil Public Company, Ltd.	3,000	2,036
Theolia SA *	179	765
Tidewater, Inc.	700	28,189
TonenGeneral Sekiyu K.K.	1,000	10,020
Total SA, ADR	5,000	276,500
Trans-Canada Corp.	2,111	56,721
Trican Well Service, Ltd. *	500	3,224
Trinidad Drilling, Ltd.	2,100	7,604
Tristar Oil & Gas, Ltd. *	1,600	14,788
Tullow Oil PLC	3,813	36,506
Tupras Turkiye Petrol Rafine AS	800	8,466
UK Coal PLC *	640	939
Union Drilling, Inc. *	900	4,671
Unit Corp. *	700	18,704
UTS Energy Corp. *	2,400	1,555
VAALCO Energy, Inc. *	300	2,232
Valero Energy Corp.	800	17,312
Venoco, Inc. *	300	813
Venture Production PLC	606	3,742
Verenex Energy, Inc. *	300	1,665
Vero Energy, Inc. *	300	1,322
W&T Offshore, Inc.	500	7,160
Warren Resources, Inc. *	300	597
Weatherford International, Ltd. *	900	9,738
Wellstream Holdings PLC	551	2,837
Western Refining, Inc.	900	6,984
Whiting Petroleum Corp. *	400	13,384
Williams Companies, Inc.	800	11,584
Woodside Petroleum, Ltd.	1,263	32,683
XTO Energy, Inc.	2,600	91,702
Yanzhou Coal Mining Company, Ltd., Class H	10,000	7,453
Yanzhou Coal Mining Company, Ltd.	500	3,760

		7,896,713
Financial - 13.81%
1st Source Corp.	200	4,726
Aareal Bank AG	186	1,524
Aberdeen Asset Management PLC	3,686	6,429
ABSA Group, Ltd.	754	8,872
Admiral Group PLC	1,310	17,292
Aegon NV	4,756	30,023
Aetna, Inc.	1,800	51,300
Affiliated Managers Group, Inc. *	300	12,576
AFLAC, Inc.	1,100	50,424
African Bank Investments, Ltd.	3,377	9,408
AGF Management, Ltd.	408	3,140
Agricultural Bank of Greece SA	2,722	5,307
Aichi Bank, Ltd.	100	7,616
Aioi Insurance Company, Ltd.	2,000	10,462
Akbank AS	1,850	5,829
Akita Bank, Ltd.	1,000	4,310
Alleanza Assicurazioni SpA	3,334	27,404
Allgreen Properties, Ltd.	5,000	1,508
Allianz SE	1,070	113,849
Allied Irish Banks PLC, SADR	1,000	4,690
Allied Properties HK, Ltd.	20,000	1,956
Allreal Holding AG	41	4,131
Allstate Corp.	2,200	72,072
Alpha Bank A.E.	2,463	23,043
AMB Generali Holding AG	56	5,690
Ambac Financial Group, Inc.	4,200	5,460
American Capital, Ltd.	1,300	4,212
American Express Company	3,700	68,635
American Financial Group, Inc.	1,200	27,456
American National Insurance Company	100	7,373
AmeriCredit Corp. *	1,100	8,404
Ameriprise Financial, Inc.	1,300	30,368
Amerisafe, Inc. *	200	4,106
Amlin PLC	5,069	26,348
AMMB Holdings BHD	9,200	6,598
AMP, Ltd.	6,102	23,266
Amtrust Financial Services, Inc.	300	3,480
Anglo Irish Bank Corp. PLC	3,621	837
Aomori Bank, Ltd.	1,000	4,510
Aon Corp.	800	36,544
Aozora Bank, Ltd.	12,000	11,274
Argo Group International Holdings, Ltd. *	400	13,568
Arrow Financial Corp.	200	5,028
Arthur J. Gallagher & Company	420	10,882
Ashmore Group PLC	2,022	3,905
Asset Acceptance Capital Corp. *	200	1,022
Assicurazioni Generali SpA	2,901	80,095
Associated Banc Corp.	1,500	31,395
Associated International Hotels *	2,000	2,617
Assurant, Inc.	700	21,000
Astoria Financial Corp.	900	14,832
Australia and New Zealand Banking Group, Ltd.	8,351	90,159
Australian Infrastructure Fund	1,830	2,445
Australian Stock Exchange, Ltd.	724	16,924
Australian Wealth Management, Ltd.	3,779	2,931
Avatar Holdings, Inc. *	100	2,652
Aviva PLC	24,965	141,464
Awa Bank, Ltd.	2,000	14,049
Axa Asia Pacific Holdings, Ltd.	5,801	20,163
AXA Group SA	1,466	32,905
AXA-Sponsored ADR	4,400	98,868
Axis Bank, Ltd.	1,198	12,435

The accompanying notes are an integral part of the financial statements.

46

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Financial (continued)
Babcock & Brown Wind Partners, Ltd	6,731	$4,290
Baloise Holding AG	326	24,619
Banca Carige SpA	5,154	12,544
Banca Italease SpA *	1,059	3,393
Banca Monte dei Paschi Siena SpA	18,394	40,166
Banca Popolare dell'Etruria e del Lazio SpA	1,989	11,314
Banca Popolare di Milano SpA	3,858	23,190
BancFirst Corp.	100	5,292
Banche Popolari Unite SpA	5,426	79,579
Banco Bilbao Vizcaya Argentaria SA, ADR	9,700	121,153
Banco Bilbao Vizcaya Argentaria SA	3,078	38,138
Banco BPI SA	1,170	2,860
Banco Bradesco SA, ADR	4,200	41,454
Banco Bradesco SA	2,900	24,859
Banco Comercial dos Acores SA *	4,322	4,934
Banco de Chile	200	6,546
Banco de Credito e Inversiones *	614	10,454
Banco de Sabadell SA	5,751	39,370
Banco de Valencia SA	1,525	16,314
Banco do Brasil SA	800	5,036
Banco Espanol de Credito SA *	756	8,655
Banco Espirito Santo SA	1,740	16,206
Banco Guipuzcoano SA	290	2,282
Banco Itau Holding Financeira SA, ADR	3,750	43,500
Banco Pastor SA	1,947	13,825
Banco Popolare Societa Cooperativa	6,602	46,810
Banco Popular Espanol SA (a)	7,384	64,046
Banco Santander Central Hispano SA	9,218	89,052
Banco Santander Central Hispano SA-Sponsored ADR	17,400	165,126
Banco Santander Chile SA, ADR	300	10,509
BancorpSouth, Inc.	600	14,016
BancTrust Financial Group, Inc. (a)	900	13,284
Bangkok Bank PCL, Foreign Shares	2,900	5,874
Bank Central Asia Tbk PT	35,500	10,735
Bank Coop AG	219	15,383
Bank Danamon Indonesia Tbk PT	17,500	5,076
Bank Hapoalim, Ltd. *	12,270	26,437
Bank Leumi Le-Israel, Ltd.	6,563	13,794
Bank Mandiri Tbk PT	33,500	6,359
Bank Millennium SA	3,042	2,981
Bank Mutual Corp.	300	3,462
Bank of America Corp.	20,800	292,864
Bank of China, Ltd.	58,000	15,980
Bank of Communications Company, Ltd., Class H	42,000	30,527
Bank of East Asia, Ltd.	7,015	14,797
Bank of Florida Corp. *	700	2,947
Bank of Greece SA	87	4,668
Bank of Hawaii Corp.	200	9,034
Bank of Ireland	2,000	9,540
Bank of Iwate, Ltd.	100	6,213
Bank of Kyoto, Ltd.	2,000	22,415
Bank of Montreal	2,609	66,044
Bank of Nagoya, Ltd.	3,000	16,641
Bank of New York Mellon Corp.	4,400	124,652
Bank of Nova Scotia	2,400	64,758
Bank of Okinawa, Ltd.	100	4,078
Bank of Piraeus SA	1,687	15,059
Bank of Queensland, Ltd.	1,776	12,407
Bank of the Ozarks, Inc.	100	2,964
Bank Pan Indonesia Tbk PT *	104,500	5,641
Bank Pekao SA	238	10,210
Bank Rakyat Indonesia Tbk PT	15,000	6,379
Bank Sarasin & Compagnie AG, Series B	196	5,855
Bank Zachodni WBK SA	124	4,678
BankFinancial Corp.	900	9,171
Bankinter SA, ADR	2,872	25,978
Banque Cantonale Vaudoise, Series B *	72	21,694
Banque Nationale de Belgique	1	3,416
Barclays PLC, SADR	16,000	156,800
Basler Kantonalbank	94	10,186
BB&T Corp. (a)	2,100	57,666
Beazley Group PLC	5,215	10,324
Bendigo Bank, Ltd.	3,556	27,511
Berkshire Hill Bancorp, Inc.	100	3,086
Berner Kantonalbank *	51	10,775
BlackRock, Inc.	500	67,075
BNP Paribas SA	3,424	147,795
BOC Hong Kong Holdings, Ltd.	10,500	12,018
BOK Financial Corp.	600	24,240
Bolsas y Mercados Espanoles	827	21,722
Boston Private Financial Holdings, Inc.	1,106	7,565
BRE Bank SA *	78	5,253
Brewin Dolphin Holdings PLC	1,191	1,797
Brit Insurance Holdings PLC	2,107	6,746
Broadridge Financial Solutions, Inc.	1,200	15,048
Brookline Bancorp, Inc.	900	9,585
Brown & Brown, Inc.	1,200	25,080
Cabcharge Australia, Ltd.	479	2,132
Canaccord Capital, Inc.	2,300	7,527
Canadian Imperial Bank of Commerce	1,200	49,662
Canadian Western Bank	300	3,009
Capital & Regional PLC	453	305
Capital City Bank Group, Inc.	200	5,448
Capital One Financial Corp.	1,700	54,213
Capital Southwest Corp.	100	10,816
Capitaland, Ltd.	8,000	17,455
Capitol Bancorp, Ltd.	900	7,020
Capitol Federal Financial	300	13,680
Cass Information Systems, Inc.	100	3,046
Cathay Financial Holdings Company, Ltd.	20,450	23,040
Cathay General Bancorp, Inc.	700	16,625
Catlin Group, Ltd.	3,348	21,074
CB Richard Ellis Group, Inc. *	1,100	4,752
Central Pacific Financial Corp.	200	2,008
Century Leasing System, Inc.	1,300	11,614
Challenger Financial Services Group, Ltd.	2,280	3,143
Chang Hwa Commercial Bank, Ltd.	29,000	11,414
Charles Schwab Corp.	3,200	51,744
Chemical Financial Corp.	200	5,576
Cheung Kong Holdings, Ltd.	5,000	47,698
Chiba Bank, Ltd.	7,000	43,777

The accompanying notes are an integral part of the financial statements.

47

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Financial (continued)
China CITIC Bank	27,000	$9,341
China Construction Bank	70,000	38,946
China Development Financial Holdings Corp.	51,250	11,438
China Everbright, Ltd.	10,000	12,431
China Insurance International Holdings Company, Ltd.	7,000	10,820
China Life Insurance Company, Ltd., SADR	1,000	46,400
China Merchants Bank Company, Ltd.	12,000	22,453
China Overseas Land & Investment, Ltd.	24,000	33,699
China Overseas Land & Investment, Ltd. *	960	344
China Resources Land, Ltd.	12,000	14,854
Chinatrust Finance Holding Company, Ltd.	27,010	11,560
Chubb Corp.	1,500	76,500
Chugoku Bank, Ltd.	1,000	15,451
CIGNA Corp.	1,500	25,275
Cincinnati Financial Corp.	1,500	43,605
CIT Group, Inc.	2,100	9,534
Citigroup, Inc.	10,849	72,797
Citizens Banking Corp.	500	1,490
Citizens, Inc., Class A *	300	2,910
City Developments, Ltd.	1,000	4,474
City Holding Company	100	3,478
City National Corp.	600	29,220
Clifton Savings Bancorp, Inc.	500	5,930
Close Brothers Group PLC	2,056	15,840
CME Group, Inc.	200	41,622
CNA Financial Corp.	2,300	37,812
CNA Surety Corp. *	300	5,760
CNP Assurances SA	296	21,507
Cohen & Steers, Inc.	300	3,297
Colonial Bancgroup, Inc. (a)	2,200	4,554
Columbia Banking System, Inc.	200	2,386
Comerica, Inc.	1,100	21,835
Commerce Asset Holdings	9,400	15,925
Commerce Bancshares, Inc.	315	13,844
Commerzbank AG	2,450	23,278
Commonwealth Bank of Australia, Ltd.	3,844	79,092
Community Bank Systems, Inc.	200	4,878
Community Trust Bancorp, Inc.	100	3,675
Corpbanca SA, SADR	100	2,000
Corus Bankshares, Inc.	300	333
Country Garden Holdings Company, Ltd.	27,000	6,681
Credit Agricole SA	4,373	49,118
Credit Saison Company, Ltd.	1,800	24,988
Credit Suisse Group, SADR	7,300	206,298
Credito Emiliano SpA	1,652	8,719
Cullen Frost Bankers, Inc.	300	15,204
CVB Financial Corp.	900	10,710
Cyrela Brazil Realty SA	1,400	5,523
D. Carnegie & Company AB (i)	700	0
Daegu Bank *	2,970	16,157
Daewoo Securities Company, Ltd.	990	10,373
Dah Sing Financial Group	800	2,058
Daisan Bank, Ltd.	1,000	3,502
Daishi Bank, Ltd.	4,000	17,787
Daishin Securities Company, Ltd.	250	2,796
Daito Trust Construction Company, Ltd.	200	10,499
Daiwa Securities Group, Inc.	5,000	30,017
Danske Bank AS	1,778	17,912
DBS Group Holdings, Ltd.	4,000	23,562
Delphi Financial Group, Inc.	300	5,532
Den Norske Bank ASA	4,681	18,573
Deutsche Bank AG	1,300	52,897
Deutsche Boerse AG	630	45,580
Deutsche Postbank AG	201	4,350
Development Securities PLC	800	3,131
Dexia SA	972	4,407
Dime Community Bancorp, Inc.	200	2,660
Discover Financial Services	4,500	42,885
Discovery Holdings, Ltd., ADR	3,521	9,828
DLF, Ltd.	741	4,277
Dongbu Insurance Company, Ltd.	320	3,804
DVB Bank AG	130	4,728
E*TRADE Financial Corp. *	4,700	5,405
E.Sun Financial Holding Company, Ltd.	19,760	5,309
East West Bancorp, Inc.	700	11,179
Eaton Vance Corp.	900	18,909
Echo Investment SA *	5,340	3,894
EFG Eurobank Ergas SA	1,415	11,269
EFG International, ADR	308	5,504
eHealth, Inc. *	200	2,656
Ehime Bank, Ltd.	1,000	3,474
Eighteenth Bank, Ltd.	1,000	3,741
Employers Holdings, Inc.	600	9,900
Encore Capital Group, Inc. *	200	1,440
Erie Indemnity Company, Class A	300	11,289
Erste Bank der Oesterreichischen Sparkassen AG	779	18,138
Euler Hermes SA	71	3,499
F&C Asset Management PLC	991	846
F.N.B. Corp.	1,100	14,520
Fairfax Financial Holdings, Ltd.	100	31,592
FBD Holdings PLC - London Exchange	77	536
FBL Financial Group, Inc., Class A	200	3,090
Federated Investors, Inc., Class B	700	11,872
Fidelity National Financial, Inc., Class A	2,400	42,600
Fidelity National Information Services, Inc.	1,700	27,659
Fifth Third Bancorp	5,800	47,908
Financial Federal Corp.	200	4,654
Fionia Bank A/S	550	2,183
First Acceptance Corp. *	800	2,320
First American Corp.	1,200	34,668
First Busey Corp.	200	3,648
First Commonwealth Financial Corp.	500	6,190
First Community Bancshares, Inc.	100	3,487
First Financial BanCorp	300	3,717
First Financial Bankshares, Inc.	100	5,521
First Financial Corp.	100	4,099
First Financial Holding Company, Ltd.	9,108	4,865
First Financial Holdings, Inc.	100	2,024
First Horizon National Corp.	2,546	26,910
First Merchants Corp.	300	6,663

The accompanying notes are an integral part of the financial statements.

48

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Financial (continued)
First Midwest Bancorp, Inc.	300	$5,991
First Niagara Financial Group, Inc.	1,300	21,021
First Security Group, Inc.	300	1,386
First South Bancorp, Inc. (a)	600	7,536
FirstMerit Corp.	800	16,472
FirstRand, Ltd.	10,575	18,602
Flushing Financial Corp.	800	9,568
Fondiaria-Sai SpA	785	14,330
Forest City Enterprises, Inc., Class A	700	4,690
Fortis Group SA	2,414	3,183
Franklin Resources, Inc.	800	51,024
Friends Provident Ethical Investment Trust PLC	23,256	29,726
Frontier Financial Corp.	300	1,308
Fubon Group Company, Ltd.	21,000	15,412
Fuhwa Financial Holdings Company, Ltd.	28,000	12,749
Fukui Bank, Ltd.	2,000	7,455
Fukuoka Financial Group, Inc.	6,000	26,226
Fulton Financial Corp.	1,900	18,278
GAMCO Investors, Inc.	100	2,732
GEK Group of Companies SA	925	4,312
Geniki Bank SA *	1,776	3,915
Genworth Financial, Inc., Class A	3,800	10,754
German American Bancorp	200	2,278
Getin Holding SA *	2,198	3,724
GFI Group, Inc.	500	1,770
Glacier Bancorp, Inc.	500	9,510
Goldman Sachs Group, Inc.	1,300	109,707
Great Eagle Holdings, Ltd,	4,000	4,476
Great-West Lifeco, Inc.	1,000	16,768
Greek Postal Savings Bank SA	615	4,791
Greene County Bancshares, Inc. (a)	202	2,733
Greenhill & Company, Inc.	200	13,954
Grupo Catalana Occidente SA	346	7,103
Grupo Financiero Banorte SA de CV	13,200	23,829
Grupo Financiero Inbursa SA de CV	4,783	11,225
GSD Holding AS *	8,585	2,139
Guangzhou R&F Properties Company, Ltd., H Shares	4,800	5,363
Gunma Bank	2,000	12,803
Hallmark Financial Services, Inc. *	1,100	9,647
Hana Financial Group, Inc.	1,350	21,505
Hancock Holding Company	200	9,092
Hang Lung Group, Ltd.	7,000	21,384
Hang Lung Properties, Ltd.	7,000	15,369
Hang Seng Bank, Ltd.	1,900	25,085
Hannover Rueckversicherung AG	450	14,310
Hanover Insurance Group, Inc.	700	30,079
Hanwha Securities Company, Ltd.	1,440	6,252
Harleysville Group, Inc.	200	6,946
Harleysville National Corp.	200	2,888
Harris & Harris Group, Inc. *	1,600	6,320
Hartford Financial Services Group, Inc.	1,600	26,272
HBOS PLC - Sub Shares *	16,666	0
HBOS PLC	12,043	12,467
HCC Insurance Holdings, Inc.	1,200	32,100
HDFC Bank Ltd	200	14,276
Heartland Financial USA, Inc.	100	2,059
Helical Bar PLC	514	2,089
Helvetia Patria Holding AG	85	18,705
Henderson Group PLC	3,377	2,828
Henderson Land Development Company, Ltd.	4,000	14,961
Heritage Commerce Corp.	200	2,248
Higo Bank, Ltd.	2,000	12,624
Hilltop Holdings, Inc. *	1,200	11,688
Hiscox PLC	4,532	22,554
Hokuhoku Financial Group, Inc.	7,000	16,571
Home Bancshares, Inc.	108	2,911
Home Capital Group, Inc.	100	1,604
Home Federal Bancorp, Inc.	200	2,144
Hong Kong Exchange & Clearing, Ltd.	1,800	17,282
Hong Leong Bank BHD	2,800	4,117
Hopewell Holdings, Ltd.	3,000	9,953
Hopson Development Holdings, Ltd., GDR	6,000	4,384
HSBC Holdings PLC-Sponsored ADR	10,400	506,168
Hua Nan Financial Holdings Company, Ltd.	11,220	6,362
Hudson City Bancorp, Inc.	1,700	27,132
Humana, Inc. *	1,400	52,192
Huntington Bancshares, Inc.	3,100	23,746
Hyakujushi Bank, Ltd. *	4,000	22,769
Hypo Real Estate Holding AG	645	2,850
Hyundai Marine & Fire Insurance Company, Ltd.	240	2,767
Hyundai Securities Company, Ltd.	2,490	19,715
IBERIABANK Corp.	200	9,600
ICAP PLC	5,579	23,550
ICICI Bank, Ltd., SADR	1,000	19,250
IGM Financial, Inc.	400	11,486
Independence Holding Company	200	722
Independent Bank Corp.	200	5,232
Industrial & Commercial Bank of China, Ltd.	82,000	43,535
Industrial Alliance Insurance and Financial Services, Inc. *	1,000	18,882
Industrial Bank of Korea *	1,220	7,657
Infrastructure Development Finance Company, Ltd.	9,626	13,304
ING Canada, Inc. *	300	7,682
ING Groep NV, SADR (a)	3,900	43,290
Integra Bank Corp.	200	274
IntercontinentalExchange, Inc. *	300	24,732
Intermediate Capital Group PLC	1,123	10,512
International Bancshares Corp.	800	17,464
International Personal Finance PLC	1,207	2,455
Intesa Sanpaolo SpA	16,139	58,628
Intrum Justitia AB	200	2,044
Investec PLC	4,742	19,580
Investec, Ltd.	1,608	7,343
Investment Technology Group, Inc. *	400	9,088
Investors Bancorp, Inc. *	1,300	17,459
Israel Discount Bank, Ltd.	4,826	4,358
IVG Immobilien AG	619	5,038
Iyo Bank, Ltd.	1,000	12,447
Janus Capital Group, Inc.	1,300	10,439
Jardine Lloyd Thompson Group PLC	1,381	8,776

The accompanying notes are an integral part of the financial statements.

49

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Financial (continued)
Jefferies Group, Inc.	2,100	$29,526
Jeudan A/S	128	10,907
JHSF Participacoes SA	2,000	1,415
Jones Lang LaSalle, Inc.	300	8,310
Joyo Bank, Ltd.	5,000	28,436
JPMorgan Chase & Company	15,979	503,818
Julius Baer Holding AG	402	15,580
Juroku Bank, Ltd. *	3,000	14,301
Jyske Bank *	594	13,865
Kagawa Bank, Ltd.	1,000	5,400
Kagoshima Bank, Ltd.	2,000	16,711
KB Financial Group, Inc. *	1,100	28,820
KBC Bancassurance Holding NV	335	10,068
KBW, Inc. *	200	4,600
Kearny Financial Corp.	500	6,400
Keiyo Bank, Ltd.	2,000	10,311
Kenedix, Inc.	4	1,148
Keppel Land, Ltd.	3,000	3,565
Kerry Properties, Ltd.	3,500	9,415
KeyCorp	4,000	34,080
King’s Town Bank *	36,000	6,376
Kingsway Financial Services, Inc.	1,600	8,347
Kita-Nippon Bank, Ltd.	100	3,022
Kiyo Holdings, Inc.	11,000	16,834
Knight Capital Group, Inc. *	1,300	20,995
Komercni Banka AS	39	6,418
Korea Exchange Bank *	2,530	13,028
Korea Investment Holdings Company, Ltd.	760	14,812
Korean Reinsurance Company, Ltd.	360	3,134
Kotak Mahindra Bank, Ltd.	718	5,296
Kowloon Development Company, Ltd.	7,000	2,658
Kredyt Bank SA	1,216	4,696
Krung Thai Bank PCL	42,800	4,676
KWG Property Holding, Ltd.	39,500	11,822
Lakeland Bancorp, Inc.	200	2,252
Lakeland Financial Corp.	300	7,146
Laurentian Bank of Canada	300	8,384
Legacy Bancorp, Inc.	100	1,057
Legal & General Group PLC	75,388	84,263
Legg Mason, Inc.	300	6,573
Lend Lease Corp.	4,132	20,821
LeoPalace21 Corp.	700	7,093
LIG Non-Life Insurance Company, Ltd.	180	1,731
Lincoln National Corp.	1,300	24,492
Lippo Karawaci Tbk PT *	50,000	3,676
Lloyds TSB Group PLC, SADR	3,500	26,950
Loews Corp.	2,165	61,161
London Stock Exchange Group PLC	2,596	19,473
M&T Bank Corp.	1,000	57,410
Macatawa Bank Corp.	300	1,041
Macquarie Airports, Ltd.	2,294	3,861
Macquarie Communications Infrastructure Group, Ltd.	4,983	2,955
Macquarie Group, Ltd.	1,506	30,565
Macquarie Korea Infrastructure Fund	3,431	13,128
MainSource Financial Group, Inc.	700	10,850
Malayan Bank BHD	3,700	5,472
Malaysian Plantations BHD	11,800	6,225
Man Group PLC, ADR	15,555	53,511
Marfin Financial Group SA Holdings *	1,520	6,081
Markel Corp. *	100	29,900
Marlin Business Services Corp. *	1,200	3,180
Marsh & McLennan Companies, Inc.	1,400	33,978
Marshall & Ilsley Corp. (a)	2,000	27,280
MB Financial, Inc.	400	11,180
MBIA, Inc. *	3,800	15,466
Medallion Financial Corp.	300	2,289
Mediobanca SpA	2,366	24,331
Mediolanum SpA	2,587	11,242
Mega Financial Holding Company, Ltd.	43,000	15,166
Mercer Insurance Group, Inc.	600	7,584
Mercury General Corp.	400	18,396
Merrill Lynch & Company, Inc.	1,100	12,804
MetLife, Inc.	3,200	111,552
Metropolitan Holdings, Ltd.	3,767	4,418
Michinoku Bank, Ltd.	5,000	11,934
Milano Assicurazioni SpA	1,886	5,923
Mirae Asset Securities Company, Ltd.	292	17,474
Mitsubishi Estate Company, Ltd.	2,000	33,038
Mitsubishi UFJ Financial Group, Inc.	26,847	168,737
Mitsui Sumitomo Insurance Group Holdings, Inc. *	1,600	50,882
Mitsui Trust Holdings, Inc.	7,000	34,417
Miyazaki Bank, Ltd.	1,000	3,803
Mizuho Financial Group, Inc.	12	34,114
Mobimo Holding AG *	62	8,281
Morgan Stanley	4,700	75,388
Muenchener Rueckversicherungs-Gesellschaft AG	696	108,052
Musashino Bank, Ltd.	200	7,818
Nagano Bank, Ltd.	5,000	13,439
Nara Bancorp, Inc.	200	1,966
NASDAQ Omx Group, Inc. *	900	22,239
National Australia Bank, Ltd.	6,922	101,765
National Bank of Canada	900	22,819
National Bank of Greece SA	3,526	65,480
National Interstate Corp.	200	3,574
National Penn Bancshares, Inc.	1,000	14,510
Natixis	9,547	16,936
Navigators Group, Inc. *	200	10,982
NBT Bancorp, Inc.	300	8,388
NEC Leasing, Ltd.	1,000	8,860
Nedbank Group, Ltd.	1,810	18,722
Nelnet, Inc., Class A	800	11,464
New World Development Company, Ltd.	12,000	12,287
New York Community Bancorp, Inc.	3,100	37,076
NewAlliance Bancshares, Inc.	1,300	17,121
NewStar Financial, Inc. *	1,100	4,389
NH Investment & Securities Company, Ltd.	1,580	8,327
NIPPONKOA Insurance Company, Ltd.	3,000	23,339
Nishi-Nippon City Bank, Ltd.	8,000	23,268
Nissay Dowa General Insurance Company, Ltd. *	2,000	12,439

The accompanying notes are an integral part of the financial statements.

50

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Financial (continued)
Nomura Holdings, Inc.	4,800	$39,966
Nomura Real Estate Holdings, Inc. (a)	400	7,980
Nordea Bank AB	9,810	69,923
Northbridge Financial Corp.	200	6,301
Northern Trust Corp.	500	26,070
Northfield Bancorp, Inc.	900	10,125
Northwest Bancorp, Inc.	300	6,414
Novae Group PLC	890	4,032
NRMA Insurance Group, Ltd.	12,395	33,780
NYSE Euronext	1,200	32,856
Ocwen Financial Corp. *	1,800	16,524
Odontoprev SA *	100	986
Odyssey Re Holdings Corp.	500	25,905
Ogaki Kyoritsu Bank, Ltd. *	2,000	9,402
Oita Bank, Ltd.	1,000	6,807
Okasan Holdings, Inc.	3,000	13,180
Old Mutual PLC	53,275	42,819
Old National Bancorp	400	7,264
Old Republic International Corp.	2,100	25,032
Old Second Bancorp, Inc.	200	2,320
Onex Corp.	1,200	17,682
optionsXpress Holdings, Inc.	200	2,672
Oritani Financial Corp. *	490	8,257
OTP Bank Rt. *	2,245	34,088
Oversea-Chinese Banking Corp., Ltd.	8,000	27,817
Pacific Capital Bancorp	300	5,064
PacWest Bancorp	200	5,380
Park National Corp.	100	7,175
Partners Group Holding AG	72	5,153
Penson Worldwide, Inc. *	200	1,524
Peoples Bancorp, Inc.	100	1,913
People's United Financial, Inc.	1,200	21,396
Peregrine Holdings, Ltd.	3,334	3,003
Perpetual Trust of Australia, Ltd.	227	5,937
Phoenix Companies, Inc.	1,700	5,559
PICC Property & Casualty Company, Ltd., Class H *	14,000	7,671
Piccolo Credito Valtellinese SCRL	2,715	26,960
Pierre & Vacances SA	194	10,341
Ping An Insurance Group Company of China, Ltd.	3,500	17,200
Pinnacle Financial Partners, Inc. *	200	5,962
PNC Financial Services Group, Inc.	1,100	53,900
Pohjola Bank PLC	1,443	20,069
Portfolio Recovery Associates, Inc. *	100	3,384
Porto Seguro SA *	1,300	7,275
Power Corp. Of Canada	2,600	47,219
Power Financial Corp.	1,400	27,104
Powszechna Kasa Oszczednosci Bank Polski SA	1,008	12,172
Presidential Life Corp.	300	2,967
Principal Financial Group, Inc.	1,300	29,341
PrivateBancorp, Inc.	200	6,492
ProAssurance Corp. *	500	26,390
Progressive Corp.	1,600	23,696
Prosperity Bancshares, Inc.	400	11,836
Protective Life Corp.	900	12,915
Proton Bank SA	1,023	867
Provident Bankshares Corp.	200	1,932
Provident Financial PLC	1,356	16,846
Provident Financial Services, Inc.	700	10,710
Provident New York Bancorp	300	3,720
Prudential Financial, Inc.	1,000	30,260
Prudential PLC	7,100	89,815
PSG Group, Ltd.	3,779	5,527
Pusan Bank *	730	3,462
QBE Insurance Group, Ltd.	2,480	44,822
Quest Capital Corp.	1,200	836
Quintain Estates & Development PLC	872	469
Radian Group, Inc.	2,700	9,936
Raiffeisen International Bank Holding AG	72	2,002
Rathbone Brothers PLC	756	9,210
Ratos AB	655	11,566
Raymond James Financial, Inc. (a)	1,000	17,130
Realia Business SA *	3,816	8,332
Regions Financial Corp.	6,200	49,352
Regus PLC	6,222	4,428
Reinet Investments SCA *	215	2,092
Reinsurance Group of America, Inc.	600	25,692
Reliance Capital, Ltd.	1,618	18,026
Renasant Corp.	600	10,218
Rensburg Sheppards PLC	600	3,515
Republic First Bancorp, Inc. *	1,100	9,680
Resona Holdings, Inc. (a)	15	22,190
RLI Corp.	200	12,232
Rockville Financial, Inc.	200	2,794
Roma Financial Corp.	200	2,518
Royal & Sun Alliance PLC	23,871	47,568
Royal Bank of Canada	3,439	100,565
Royal Bank of Scotland Group PLC	38,869	28,612
S & T Bancorp, Inc.	400	14,200
Safety Insurance Group, Inc.	100	3,806
Sampo Oyj, A Shares	1,339	25,344
Samsung Card Company, Ltd. *	240	7,139
Samsung Fire & Marine Insurance Company, Ltd.	121	18,387
Samsung Securities Company, Ltd.	305	15,388
Sanders Morris Harris Group, Inc.	1,100	6,589
Sandy Spring Bancorp, Inc.	300	6,549
Sanlam, Ltd.	16,441	30,222
Santam, Ltd.	321	2,777
Sapporo Hokuyo Holdings, Inc.	2	7,700
SCBT Financial Corp.	100	3,450
Schroders PLC	1,687	21,222
Schroders PLC	539	5,402
Schweizerhall Holding AG	47	10,226
Schweizerische National-Versicherungs-Gesellschaft AG *	23	13,306
SCOR SE	1,962	45,329
SeaBright Insurance Holdings, Inc. *	200	2,348
SEI Investments Company	800	12,568
Selective Insurance Group, Inc.	600	13,758
Seoul Securities Company, Ltd.	12,630	10,316
Shenzhen Investment, Ltd.	14,000	2,514

The accompanying notes are an integral part of the financial statements.

51

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Financial (continued)
Shiga Bank, Ltd.	4,000	$26,272
Shikoku Bank, Ltd.	1,000	5,414
Shimao Property Holdings, Ltd., GDR	23,500	16,450
Shimizu Bank, Ltd.	100	4,697
Shin Kong Financial Holding Company, Ltd.	26,249	7,195
Shinhan Financial Group Company, Ltd., SADR *	600	28,296
Shinko Securities Company, Ltd.	6,000	13,165
Shinsei Bank, Ltd.	14,000	22,158
Shinyoung Securities Company, Ltd.	260	4,929
Shizuoka Bank, Ltd.	4,000	46,483
Shui On Land, Ltd.	11,500	3,665
Shun Tak Holdings, Ltd.	18,000	4,992
Siam Commercial Bank PCL	2,300	3,191
Signature Bank *	200	5,738
Simmons First National Corp., Class A	100	2,947
Singapore Exchange, Ltd.	2,000	7,124
Sino Land Company, Ltd.	18,000	18,850
Sino-Ocean Land Holdings, Ltd.	20,000	9,135
SinoPac Holdings Company, Ltd.	62,000	13,693
Skandinaviska Enskilda Banken AB, Series A	2,100	16,952
SLM Corp. *	2,600	23,140
SNS Reaal	467	2,567
Societa' Cattolica di Assicurazioni SCRL	309	11,037
Societe Generale	1,751	88,833
Sompo Japan Insurance, Inc.	6,000	44,428
Sony Financial Holdings, Inc.	2	7,633
Southside Bancshares, Inc.	100	2,350
Southwest Bancorp, Inc.	200	2,592
Sovereign Bancorp, Inc. * (a)	2,900	8,642
SP Setia BHD	10,400	9,362
Spar Nord Bank A/S	600	4,880
Sparebanken Midt-Norge ASA	200	879
Spark Infrastructure Group	6,753	6,134
St James's Place PLC	895	2,351
St. Galler Kantonalbank	37	13,454
St. Modwen Properties PLC	689	1,173
Stancorp Financial Group, Inc.	600	25,062
Standard Bank Group, Ltd.	4,211	37,994
Standard Chartered PLC	13,392	171,364
Standard Life PLC	20,457	59,718
State Auto Financial Corp.	300	9,018
State Bancorp, Inc.	200	1,948
State Bank Of India	260	6,911
State Street Corp.	1,700	66,861
StellarOne Corp.	200	3,380
Sterling Bancshares, Inc.	600	3,648
Sterling Financial Corp.	300	2,640
Stewart Information Services Corp.	100	2,349
Stifel Financial Corp. *	350	16,048
Storebrand ASA	8,567	21,158
Student Loan Corp.	100	4,100
Sumitomo Mitsui Financial Group, Inc.	16	66,365
Sumitomo Realty & Development Company, Ltd.	1,000	15,032
Sumitomo Trust & Banking Company, Ltd.	6,000	35,467
Sun Hung Kai Properties, Ltd.	4,000	33,658
Sun Life Financial, Inc.	4,600	105,973
Suncorp-Metway, Ltd.	4,867	28,688
SunTrust Banks, Inc.	1,600	47,264
Suruga Bank, Ltd.	1,000	9,935
Susquehanna Bancshares, Inc.	1,100	17,501
SVB Financial Group *	200	5,246
Svenska Handelsbanken AB, Series A	1,800	29,765
Swedbank AB, A shares	1,600	9,451
Swiss Life Holding *	292	20,248
Swiss Re	2,267	111,005
Swissfirst AG	191	6,860
SWS Group, Inc.	200	3,790
Sydbank AS	1,245	15,322
Synovus Financial Corp.	3,000	24,900
T&D Holdings, Inc.	350	14,814
T. Rowe Price Group, Inc.	800	28,352
Ta Chong Bank, Ltd. *	15,000	2,038
TAI Cheung Holdings, Ltd.	34,000	12,763
Taishin Financial Holdings Company, Ltd.	81,000	14,381
Taiwan Business Bank *	25,000	5,406
Taiwan Cooperative Bank	24,500	12,482
TCF Financial Corp.	1,300	17,758
TD Ameritrade Holding Corp. *	1,640	23,370
Texas Capital Bancshares, Inc. *	400	5,344
TFS Financial Corp.	900	11,610
The 77th Bank, Ltd.	6,000	32,659
The Bank of Yokohama, Ltd.	4,000	23,595
The Hachijuni Bank, Ltd.	5,000	28,752
The Hiroshima Bank, Ltd.	2,000	8,752
The Hokkoku Bank, Ltd.	3,000	10,515
The Hyakugo Bank, Ltd.	4,000	24,208
The Nanto Bank, Ltd.	2,000	11,608
The San-in Godo Bank, Ltd.	3,000	24,327
The South Financial Group, Inc.	600	2,592
The St. Joe Company *	700	17,024
The Travelers Companies, Inc.	2,300	103,960
Thomas Weisel Partners Group, Inc. *	1,600	7,552
TMX Group, Inc.	300	6,122
Tochigi Bank, Ltd.	1,000	6,114
Toho Bank, Ltd.	1,000	4,407
Tokai Tokyo Securities Company, Ltd.	5,000	13,832
Tokio Marine Holdings, Inc.	1,800	53,333
Tokushima Bank, Ltd.	1,000	5,255
Tokyo Rakutenchi Company, Ltd.	3,000	13,068
Tokyo Tatemono Company, Ltd.	3,000	13,749
Tokyo Tomin Bank (The), Ltd.	200	3,237
Tokyu Land Corp.	6,000	22,998
Tomato Bank, Ltd.	5,000	13,010
Tompkins Trustco, Inc.	100	5,795
Tong Yang Investment Bank	370	1,843
Topdanmark AS *	150	19,644
Torchmark Corp.	600	26,820
Toronto Dominion Bank Ontario	2,800	98,550
Towa Bank, Ltd. *	12,000	9,452
Tower Australia Group, Ltd.	5,358	9,354
Tower Group, Inc.	100	2,821

The accompanying notes are an integral part of the financial statements.

52

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Financial (continued)
TowneBank/Portsmouth VA	500	$12,395
Tradestation Group, Inc. *	800	5,160
Transatlantic Holdings, Inc.	600	24,036
Trico Bancshares	100	2,497
TrustCo Bank Corp., NY	300	2,853
Trustmark Corp.	700	15,113
TrygVesta AS	138	8,697
Tullett Prebon PLC	598	1,200
Turkiye Garanti Bankasi AS *	10,634	18,304
Turkiye Halk Bankasi AS	1,645	4,924
Turkiye Is Bankasi AS	4,665	12,703
Turkiye Sinai Kalkinma Bankasi AS *	10,040	6,074
Turkiye Vakiflar Bankasi Tao	6,700	5,169
U.S. Bancorp	5,000	125,050
UBS AG - CHF *	9,792	142,467
UCBH Holdings, Inc.	900	6,192
UMB Financial Corp.	500	24,570
Umpqua Holdings Corp. (a)	500	7,235
Unibanco - Uniao de Bancos Brasileiros SA *	7,700	49,033
UniCredito Italiano SpA	17,507	44,512
Union Bankshares Corp.	100	2,480
Unipol Gruppo Finanziario SpA, ADR	8,796	13,786
Uniqa Versicherungen AG	343	8,867
United America Indemnity, Ltd. *	900	11,529
United Bankshares, Inc. (a)	300	9,966
United Community Banks, Inc.	403	5,477
United Financial Bancorp, Inc.	900	13,626
United Fire & Casualty Company	200	6,214
United Industrial Corp, Ltd.	5,000	3,671
United Mizrahi Bank, Ltd.	1,337	6,908
United Overseas Bank, Ltd.	3,000	27,111
United Overseas Land, Ltd.	5,000	7,782
Unitrin, Inc.	800	12,752
Universal American Financial Corp. *	500	4,410
Universal Insurance Holdings, Inc.	3,600	8,784
Univest Corp. of Pennsylvania	100	3,214
Unum Group	2,820	52,452
Valiant Holding AG	111	20,789
Valley National Bancorp	1,200	24,300
Van der Moolen Holding NV *	1,420	4,306
Verwaltungs & Privat Bank AG	122	16,281
ViewPoint Financial Group	300	4,815
Vivacon AG	793	4,405
Vontobel Holding AG	286	6,020
W.R. Berkley Corp.	1,000	31,000
Wachovia Corp.	400	2,216
Waddell & Reed Financial, Inc., Class A	300	4,638
Washington Federal, Inc.	700	10,472
Waterstone Financial, Inc. *	200	670
Webster Financial Corp.	700	9,646
Wells Fargo & Company	10,156	299,399
WesBanco, Inc.	200	5,442
West Bancorp.	800	9,800
West Coast Bancorp	700	4,613
WestAmerica Bancorp (a)	200	10,230
Western Alliance Bancorp *	800	8,072
Western Financial Group, Inc.	600	880
Westfield Financial, Inc.	200	2,064
Westpac Banking Corp., Ltd.	4,553	54,607
Westpac Banking Corp	800	47,326
Wheelock and Company, Ltd.	7,000	15,426
Wheelock Properties, Ltd.	15,000	5,859
White Mountains Insurance Group, Ltd.	100	26,711
Whitney Holding Corp.	600	9,594
WHK Group, Ltd.	5,300	3,308
Wiener Staedtische Allgemeine Versicherung AG	487	16,920
Willis Group Holdings, Ltd.	63	1,567
Wilmington Trust Corp.	600	13,344
Wilshire Bancorp, Inc.	200	1,816
Wing Hang Bank, Ltd.	500	2,909
Wing Tai Holdings, Ltd.	4,000	2,325
Wintrust Financial Corp.	200	4,114
Woori Investment & Securities Company, Ltd.	480	4,920
World Acceptance Corp. *	100	1,976
Yamagata Bank, Ltd.	1,000	6,831
Yamaguchi Financial Group, Inc.	3,000	33,739
Yamanashi Chuo Bank, Ltd.	3,000	17,666
Yapi ve Kredi Bankasi AS *	4,484	6,187
Zenith National Insurance Corp.	300	9,471
Zions Bancorp	1,044	25,588
Zurich Financial Services AG	962	210,179

		16,656,807
Industrial - 10.08%
3M Company	2,500	143,850
A P Moller Maersk AS	3	16,144
A. M. Castle & Company	200	2,166
A.O. Smith Corp.	200	5,904
A/s Dampskibsselskabet Torm	300	3,261
Aalberts Industries NV	526	3,736
Aaon, Inc.	100	2,088
AAR Corp. *	400	7,364
ABB, Ltd. *	4,086	62,312
Abengoa SA	391	6,590
ACC, Ltd.	839	8,249
Acciona SA	95	12,079
Achilles Corp.	8,000	11,657
ACS Actividades SA	944	43,836
Actuant Corp., Class A	600	11,412
Acuity Brands, Inc.	200	6,982
Adelaide Brighton, Ltd.	1,798	2,647
Advanced Energy Industries, Inc. *	200	1,990
Advantest Corp.	500	8,151
Aeci, Ltd.	824	4,551
Aecom Technology Corp. *	300	9,219
Aecon Group, Inc.	200	1,782
Aeroports de Paris	284	19,334
Aerovironment, Inc. *	100	3,681
African Oxygen, Ltd.	1,477	3,871
AGCO Corp. *	1,200	28,308
Agfa Gevaert NV *	729	1,910
Aida Engineering, Ltd.	1,000	3,664

The accompanying notes are an integral part of the financial statements.

53

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Industrial (continued)
Aircastle, Ltd. (a)	1,100	$5,258
Airports of Thailand PLC	3,500	1,821
Aker Kvaerner ASA	400	2,645
Alamo Group, Inc.	700	10,465
Albany International Corp., Class A	400	5,136
Alexander & Baldwin, Inc.	500	12,530
Alfa Laval AB	2,028	18,105
All America Latina Logistica SA	4,700	20,154
Alliant Techsystems, Inc. *	100	8,576
Alps Electric Company, Ltd.	1,000	4,932
Alstom	770	45,888
Altra Holdings, Inc. *	300	2,373
Amada Company, Ltd.	5,000	24,318
Amano Corp.	1,300	10,173
Ambuja Cements, Ltd.	4,724	6,816
Amcor, Ltd.	4,112	16,710
AMEC PLC	3,953	28,537
AMERCO, Inc. *	300	10,359
American Commercial Lines, Inc. *	200	980
American Ecology Corp.	100	2,023
American Science & Engineering, Inc.	100	7,396
American Superconductor Corp. *	100	1,631
Ameron International Corp.	100	6,292
AMETEK, Inc.	500	15,105
Ampco-Pittsburgh Corp.	100	2,170
Amphenol Corp., Class A	300	7,194
Analogic Corp.	200	5,456
Andritz AG	156	4,121
Anhui Conch Cement Company, Ltd., Class H *	2,000	9,302
Ansaldo STS SpA	342	4,847
Ansell, Ltd.	733	6,418
Apogee Enterprises, Inc.	200	2,072
Applied Industrial Technologies, Inc.	800	15,136
AptarGroup, Inc.	744	26,219
Argon ST, Inc. *	400	7,544
Arkansas Best Corp.	200	6,022
Arriva PLC	2,458	21,403
Arrow Electronics, Inc. *	1,100	20,724
Asahi Glass Company, Ltd.	7,000	39,902
Asciano Group	2,599	2,767
Asia Cement Corp.	6,360	5,554
Assa Abloy AB, Series B	1,600	18,607
Astec Industries, Inc. *	200	6,266
Asustek Computer, Inc.	13,398	15,120
Atlas Air Worldwide Holdings, Inc. *	100	1,890
Atlas Copco AB, Series A, ADR	1,800	15,837
Atlas Copco AB, Series B, ADR	800	6,264
ATS Automation Tooling Systems, Inc. *	3,100	12,556
AU Optronics Corp. ADR	2,683	20,605
Aveng, Ltd.	2,595	8,659
Avnet, Inc. *	1,400	25,494
AVX Corp.	2,000	15,880
Axsys Technologies, Inc. *	100	5,486
AZZ, Inc. *	100	2,510
Badger Meter, Inc.	100	2,902
BAE Systems PLC	16,281	88,603
Bakrie & Brothers Tbk PT *	182,500	837
Baldor Electric Company	400	7,140
Ball Corp.	200	8,318
Bando Chemical Industries, Ltd.	1,000	2,412
Barco NV	64	1,606
Barnes Group, Inc.	600	8,700
BBA Aviation PLC	3,935	3,932
BE Aerospace, Inc. *	300	2,307
Beijing Capital International Airport Company, Ltd., Class H	36,000	18,242
Bekaert SA	58	3,922
Belden, Inc.	300	6,264
Bemis Company, Inc.	1,000	23,680
Benchmark Electronics, Inc. *	400	5,108
Bharat Earth Movers, Ltd.	1,054	7,315
Bharat Heavy Electricals, Ltd.	297	8,322
BICC PLC	4,515	21,841
Bilfinger Berger AG	252	13,488
Black & Decker Corp.	400	16,724
Blount International, Inc. *	200	1,896
Boart Longyear Group	4,547	641
Bobst Group AG	236	7,129
Bodycote PLC *	1,394	2,513
Boeing Company	2,000	85,340
Bombardier, Inc. *	4,700	16,942
Boral, Ltd.	3,892	12,605
Bouygues SA	843	35,763
Brickworks, Ltd.	976	6,611
Briggs & Stratton Corp.	600	10,554
Brinks Company	200	5,376
Brinks Home Security Holdings, Inc. *	200	4,384
Bristow Group, Inc. *	400	10,716
Brother Industries, Ltd.	2,200	13,124
Bucher Industries AG	32	3,244
Bucyrus International, Inc., Class A	600	11,112
Builders FirstSource, Inc. * (a)	300	459
Burlington Northern Santa Fe Corp.	1,300	98,423
Buzzi Unicem SpA	369	6,205
BYD Company, Ltd., H Shares	6,000	9,886
C.H. Robinson Worldwide, Inc.	500	27,515
CAE, Inc.	1,105	7,250
Calgon Carbon Corp. *	900	13,824
Campbell Brothers, Ltd.	215	2,654
Canadian National Railway Company	1,000	36,274
Canadian Pacific Railway, Ltd.	1,500	49,793
Carbone Lorraine SA	312	7,795
Cargotec Corp. Oyj, B Shares	270	3,137
Carillion PLC	4,378	15,789
Carlisle Companies, Inc.	800	16,560
Cascade Corp.	100	2,986
Casella Waste Systems, Inc., Class A *	200	816
Casio Computer Company, Ltd.	2,600	16,407
Catcher Technology Company, Ltd.	2,200	3,675
Caterpillar, Inc.	1,500	67,005
CCL Industries, Inc., Class B	500	10,126
Celestica, Inc. *	2,200	10,069

The accompanying notes are an integral part of the financial statements.

54

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Industrial (continued)
Cementir SpA	447	$1,586
Cementos Portland Valderrivas SA	324	11,202
Cemex SA de CV, SADR *	2,229	20,373
Central Glass Company, Ltd.	1,000	4,045
Central Japan Railway Company, Ltd.	4	34,691
Ceradyne, Inc. *	200	4,062
Cersanit-Krasnystaw SA *	2,177	10,160
Chart Industries, Inc. *	100	1,063
Charter International PLC	531	2,519
Checkpoint Systems, Inc. *	200	1,968
Cheil Industries, Inc. *	600	19,497
Chemring Group PLC	273	7,719
Cheung Kong Infrastructure Holdings, Ltd.	1,000	3,776
Chi Mei Optoelectronics Corp.	17,850	5,907
China Grand Forestry Resources Group, Ltd. *	26,000	1,099
China High Speed Transmission Equipment Group Company, Ltd.	5,000	6,101
China National Building Material Company, Ltd.	4,000	4,864
China Shipping Container Lines Company, Ltd.	26,000	3,965
China Shipping Development Company, Ltd., Class H	14,000	14,108
Chloride Group PLC	857	1,788
Chunghwa Picture Tubes, Ltd.	31,000	3,178
Ciments Francais SA	106	8,966
Cimpor-Cimentos De Portugal SA (a)	3,367	16,349
Circor International, Inc.	100	2,750
CKD Corp.	3,000	11,564
Clarcor, Inc.	665	22,065
Clean Harbors, Inc. *	100	6,344
Cobham PLC	10,833	32,381
Cognex Corp.	200	2,960
Coherent, Inc. *	200	4,292
Coleman Cable, Inc. *	1,300	5,889
Columbus McKinnon Corp. *	100	1,365
Comfort Systems USA, Inc.	200	2,132
ComfortDelGro Corp., Ltd.	8,000	8,104
Commercial Metals Company	1,300	15,431
Compagnie de Saint-Gobain SA	2,350	111,038
COMSYS Holdings Corp.	1,000	9,368
Con-way, Inc.	400	10,640
Conzzeta Holding AG	4	5,824
Cookson Group PLC	1,223	2,224
Cooper Industries, Ltd., Class A	1,300	37,999
Corp Moctezuma SAB de CV	4,100	6,365
Cosco Corp. Singapore, Ltd.	3,000	2,005
COSCO Holdings	10,000	7,045
Crane Company	300	5,172
Crane Group, Ltd.	439	2,876
CRH PLC	3,300	85,899
Crown Holdings, Inc. *	400	7,680
CSR, Ltd.	8,712	10,776
CSX Corp.	1,800	58,446
Cubic Corp.	200	5,440
Cummins, Inc.	842	22,507
Curtiss-Wright Corp.	500	16,695
Cymer, Inc. *	200	4,382
D.S. Norden A/S	50	1,764
Daelim Industrial Company, Ltd. *	209	7,643
Daewoo Engineering & Construction Company, Ltd. *	2,390	17,285
Daewoo Shipbuilding & Marine Engineering Company, Ltd. *	1,180	14,875
Daikin Industries, Ltd.	800	21,039
Dainippon Screen Manufacturing Company, Ltd.	2,000	3,891
Daktronics, Inc.	300	2,808
Danaher Corp.	1,000	56,610
Darling International, Inc. *	300	1,647
Deere & Company	1,200	45,984
Delta Electronics, Inc.	4,080	7,941
Delta PLC	4,870	5,839
Denyo Company, Ltd.	1,400	10,046
Deutsche Post AG	4,303	72,779
Deutz AG	380	1,321
Dionex Corp. *	100	4,485
Dolby Laboratories, Inc., Class A *	100	3,276
Donaldson Company, Inc.	600	20,190
Doosan Corp. *	64	5,039
Doosan Heavy Industries and Construction Company, Ltd. *	106	5,463
Doosan Infracore Company, Ltd. *	380	4,536
Dover Corp.	1,200	39,504
Downer EDI, Ltd.	2,437	6,539
Drew Industries, Inc. *	200	2,400
DSV AS, ADR	986	10,730
Ducommun, Inc.	100	1,670
Duerr AG	342	6,009
Dycom Industries, Inc. *	1,000	8,220
Dynamex, Inc. *	100	1,475
Dynamic Materials Corp.	100	1,931
Eagle Bulk Shipping, Inc. (a)	200	1,364
Eagle Materials, Inc.	100	1,841
East Japan Railway Company	7	53,205
Eastman Kodak Company (a)	2,685	17,667
Eaton Corp.	400	19,884
Ebara Corp.	4,000	9,307
Electrocomponents PLC	2,084	4,317
EMCOR Group, Inc. *	600	13,458
Emerson Electric Company	2,065	75,600
Empresa Brasileira de Aeronautica SA, ADR	1,500	24,315
Empresas ICA Sociedad Controladora SA de CV *	8,100	13,365
Encore Wire Corp.	200	3,792
Ener1, Inc. * (a)	700	5,005
Energizer Holdings, Inc. *	300	16,242
Energy Conversion Devices, Inc. * (a)	500	12,605
Energy Developments, Ltd.	4,051	6,648
Enersys *	300	3,300
Enka Insaat ve Sanayi AS	897	3,059
EnPro Industries, Inc. *	100	2,154
ESCO Technologies, Inc. *	200	8,190
Esterline Technologies Corp. *	400	15,156
Euronav NV	213	2,928

The accompanying notes are an integral part of the financial statements.

55

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Industrial (continued)
European Aeronautic Defence & Space Company	2,700	$45,725
Evergreen International Storage & Transport Corp.	6,000	3,320
Evergreen Marine Corp.	20,000	9,462
Evertz Technologies, Ltd.	100	1,114
Expeditors International of Washington, Inc.	600	19,962
Ezra Holdings, Ltd. *	2,000	954
Fanuc, Ltd.	400	28,669
FARO Technologies, Inc. *	100	1,686
FedEx Corp.	1,200	76,980
FEI Company *	200	3,772
Finmeccanica SpA	1,879	29,104
Finning International, Inc. *	2,300	26,549
FirstGroup PLC	5,464	34,555
Flanders Corp. *	1,600	7,504
Fletcher Building, Ltd.	5,083	17,126
FLIR Systems, Inc. *	600	18,408
Flowserve Corp.	300	15,450
FLS Industries AS, B Shares	100	3,510
Flughafen Zuerich AG	27	6,348
Fluor Corp.	200	8,974
FMC Technologies, Inc. *	600	14,298
Fomento de Construcciones SA	674	22,414
Forbo Holding AG *	23	4,238
Forward Air Corp.	100	2,427
Foster Wheeler, Ltd. *	200	4,676
Fosun International	48,500	16,034
Franklin Electric, Inc.	300	8,433
Fraport AG, ADR	301	13,620
Freightcar America, Inc.	100	1,827
Frontline, Ltd.	100	2,936
Fuji Electric Holdings Company, Ltd.	3,000	4,520
Fuji Photo Film Company, Ltd.	1,500	33,486
Fujikura, Ltd.	2,000	6,627
Fujitec Company, Ltd.	1,000	3,614
Fukuyama Transporting Company, Ltd.	3,000	14,905
Funai Electric Company, Ltd.	100	2,067
Furukawa Electric Company, Ltd.	3,000	14,640
Futuris Corp., Ltd.	4,082	1,847
Gamesa Corporacion Tecnologica SA	843	15,371
Gamuda BHD	7,700	4,230
Gardner Denver, Inc. *	700	16,338
GATX Corp.	700	21,679
Geberit AG, ADR	271	29,309
Genco Shipping & Trading, Ltd.	200	2,960
General Cable Corp. *	200	3,538
General Dynamics Corp.	1,228	70,721
General Electric Company	38,800	628,560
General Maritime Corp. *	400	4,320
Genesee & Wyoming, Inc., Class A *	200	6,100
GenTek, Inc. *	100	1,505
Gentex Corp.	1,500	13,245
Gerber Scientific, Inc. *	200	1,022
Gerresheimer AG	197	5,360
Gildemeister AG	331	3,802
Glory, Ltd.	400	7,762
GMR Infrastructure *	8,185	13,156
Go-Ahead Group PLC	135	2,044
Goodrich Corp.	900	33,318
GP Strategies Corp. *	1,200	5,400
Graco, Inc.	500	11,865
GrafTech International, Ltd. *	400	3,328
Granite Construction, Inc.	500	21,965
Grasim Industries, Ltd.	466	11,759
Greatbatch, Inc. *	200	5,292
Greif, Inc., Class A	300	10,029
Griffon Corp. *	653	6,092
Grindrod, Ltd.	1,583	2,628
Groupe Eurotunnel SA *	702	3,801
Grupo Aeroportuario del Pacifico SA de CV, B Shares	900	2,043
Grupo Aeroportuario del Pacifico SA de CV, Series B, SADR	500	11,510
Grupo Aeroportuario del Sureste SA de CV, SADR	500	18,690
Grupo Ferrovial SA	517	14,422
GS Engineering & Construction Corp. *	163	7,731
Guangshen Railway Company, Ltd., SADR	600	11,304
GulfMark Offshore, Inc. *	200	4,758
GWA International, Ltd.	1,299	2,645
Halma PLC	2,484	7,327
Hamamatsu Photonics KK	400	7,668
Hanil Cement Manufacturing Company, Ltd. *	146	7,621
Hanjin Heavy Industries & Construction Holdings Company, Ltd. *	120	1,166
Hanjin Shipping Company, Ltd. *	1,110	16,441
Hanjin Transportation Company, Ltd. *	380	11,135
Hankyu Hanshin Holdings, Inc.	3,000	17,326
Harbin Power Equipment Company, Ltd.	6,000	5,030
Harsco Corp.	700	19,376
Haynes International, Inc. *	100	2,462
Heartland Express, Inc.	700	11,032
HEICO Corp., Class A	100	2,896
HEICO Corp.	100	3,883
Heidelbergcement AG (a)	144	6,300
Heidelberger Druckmaschinen AG	300	2,689
Hellenic Technodomiki Tev SA	2,313	13,840
Hexagon AB	600	2,996
Hexcel Corp. *	200	1,478
Hexpol AB *	60	130
Hills Industries, Ltd.	937	2,036
Hindustan Construction Company, Ltd.	5,539	5,808
Hi-P International, Ltd.	25,000	5,244
Hirose Electric Company, Ltd.	100	10,118
Hitachi Construction Machinery Company, Ltd.	1,000	11,957
Hitachi Transport System, Ltd.	700	10,533
Hitachi Zosen Corp. *	7,500	6,859
Hitachi, Ltd.	1,100	43,054
HKC Holdings, Ltd.	22,951	1,911
Hochtief AG	503	25,938
Hoganas AB, Series B	200	1,799
Holcim, Ltd.	1,821	105,400
Hon Hai Precision Industry Company, Ltd.	14,600	28,788

The accompanying notes are an integral part of the financial statements.

56

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Industrial (continued)
Honeywell International, Inc.	2,265	$74,360
Horiba, Ltd.	600	8,375
Hosiden Corp.	600	9,483
Hoya Corp.	1,000	17,466
Hub Group, Inc., Class A *	300	7,959
Hubbell, Inc., Class B	500	16,340
Huhtamaki Oyj	1,487	9,288
Hyundai Elevator Company, Ltd. *	131	6,844
Hyundai Engineering & Construction Company, Ltd. *	133	6,176
Hyundai Heavy Industries *	74	12,098
Hyundai Hysco Company, Ltd. *	990	5,998
Hyundai Merchant Marine Company, Ltd. *	270	8,045
Hyundai Mipo Dockyard *	154	17,034
Ibiden Company, Ltd.	900	18,660
IDEX Corp.	900	21,735
II-VI, Inc. *	400	7,636
IJM Corp. BHD *	3,100	2,521
Illinois Tool Works, Inc.	1,900	66,595
Imax Corp. *	300	1,339
Imerys SA	378	17,276
IMI PLC	2,911	11,563
Impregilo SpA *	969	2,815
India Cements, Ltd.	5,332	10,780
Indocement Tunggal Prakarsa Tbk PT	7,000	3,023
Inmet Mining Corp. *	300	4,758
Insituform Technologies, Inc., Class A *	200	3,938
Interline Brands, Inc. *	200	2,126
Intermec, Inc. *	300	3,984
Intertape Polymer Group, Inc. *	2,100	1,854
Intevac, Inc. *	200	1,014
Invensys PLC *	10,049	25,397
Iseki & Company, Ltd. *	6,000	18,691
Ishikawajima-Harima Heavy Industries Company, Ltd.	14,000	17,859
Italcementi SpA	1,383	17,971
Italmobiliare SpA	282	11,349
Itron, Inc. * (a)	500	31,870
ITT Corp.	1,000	45,990
J.B. Hunt Transport Services, Inc.	700	18,389
Jabil Circuit, Inc.	2,200	14,850
Jacobs Engineering Group, Inc. *	300	14,430
Jaiprakash Associates, Ltd.	2,582	4,435
James Hardie Industries NV	700	11,438
Japan Airport Terminal Company, Ltd.	900	12,176
Jenoptik AG *	706	5,122
Jeol, Ltd.	1,000	3,095
JGC Corp.	1,000	14,966
Jiangxi Copper Company, Ltd., Class H	6,000	4,459
JM AB	800	4,505
John Bean Technologies Corp.	43	351
Johnson Electronic Holdings, Ltd.	11,000	1,866
Joy Global, Inc.	200	4,578
JS Group Corp.	1,600	24,724
JSP Corp.	1,700	12,019
Kadant, Inc. *	100	1,348
Kajima Corp.	3,000	10,567
Kaman Corp., Class A	200	3,626
Kanaden Corp.	2,000	11,443
Kandenko Company, Ltd.	2,000	15,807
Kansas City Southern *	1,200	22,860
Kawasaki Heavy Industries, Ltd.	9,000	18,168
Kawasaki Kisen Kaisha, Ltd.	6,000	28,140
Kaydon Corp.	200	6,870
KBR, Inc.	1,100	16,720
KCI Konecranes Oyj	207	3,604
Keihin Electric Express Railway Company, Ltd.	2,000	17,662
Keio Electric Railway Company, Ltd.	2,000	12,034
Keisei Electric Railway Company, Ltd.	2,000	12,503
Keller Group PLC	325	2,713
Kennametal, Inc.	874	19,394
Keyence Corp.	100	20,551
Kinden Corp.	2,000	18,089
Kingspan Group PLC - London Exchange	428	1,823
Kintetsu Corp.	3,000	13,802
Kirby Corp. *	600	16,416
Kitano Construction Corp.	5,000	11,856
Kitz Corp.	1,000	3,107
KLA-Tencor Corp.	700	15,253
Knight Transportation, Inc.	500	8,060
KNM Group BHD	8,400	992
Komatsu, Ltd.	2,200	28,064
Komori Corp.	700	7,693
Kone Corp. Oyj	1,063	23,836
Konica Minolta Holdings, Inc.	2,500	19,452
Koninklijke (Royal) Philips Electronics NV	4,409	87,416
Koninklijke BAM Groep NV	521	4,699
Koninklijke Boskalis Westinster NV	377	8,796
Koninklijke Philips Electronics NV	3,500	69,545
Koninklijke Ten Cate NV	143	3,216
Koninklijke Vopak NV	140	5,306
Koppers Holdings, Inc.	100	2,162
Korea Kumho Petrochemical Company, Ltd. *	90	1,351
Korea Line Corp. *	31	1,680
Krones AG	110	4,813
Kubota Corp.	4,000	28,962
Kuehne & Nagel International AG	366	23,705
Kumho Industrial Company, Ltd. *	150	1,589
Kureha Corp.	1,000	5,003
Kurita Water Industries, Ltd.	300	8,110
Kyocera Corp.	600	43,422
Kyowa Exeo Corp.	1,000	10,752
L-1 Identity Solutions, Inc. *	400	2,696
Ladish Company, Inc. *	100	1,385
Lafarge SA	1,001	61,223
Laird Group PLC	1,023	2,062
Lancaster Colony Corp.	200	6,860
Landstar Systems, Inc.	400	15,372
Largan Precision Company, Ltd.	1,000	6,239
Larsen & Toubro, Ltd.	550	8,774
Lassila & Tikanoja Oyj	105	1,638
Layne Christensen Company *	200	4,802
Leggett & Platt, Inc.	1,300	19,747

The accompanying notes are an integral part of the financial statements.

57

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Industrial (continued)
Legrand SA, ADR	950	$18,193
Leighton Holdings, Ltd.	1,036	20,130
Lennox International, Inc.	400	12,916
Leoni AG	215	4,022
LG Display Company, Ltd., ADR *	1,800	14,904
LG Electronics, Inc. *	361	21,921
Lincoln Electric Holdings, Inc.	400	20,372
Lindab International AB	600	3,791
Linde AG	764	64,121
Lindsay Corp.	100	3,179
Littelfuse, Inc. *	100	1,660
LLX Logistica SA *	300	194
Lockheed Martin Corp.	1,100	92,488
LS Cable, Ltd. *	105	6,517
Mabuchi Motor Company, Ltd.	400	16,582
Maeda Corp.	3,000	12,181
Maeda Road Construction Company, Ltd.	1,000	10,014
Maezawa Kasei Industries Company, Ltd.	1,000	10,094
Makino Milling Machine Company, Ltd.	1,000	2,725
Makita Corp.	700	15,662
MAN AG	942	52,840
Manitowoc Company, Inc.	900	7,794
Marten Transport, Ltd. *	700	13,272
Martin Marietta Materials, Inc.	200	19,416
Maruichi Steel Tube, Ltd.	600	16,740
Masco Corp.	3,100	34,503
Matsushita Electric Works, Ltd.	3,000	26,751
Matthews International Corp., Class A	200	7,336
Meggitt PLC	8,624	20,023
Melrose PLC	3,200	3,998
Mercator Lines, Ltd.	7,328	5,125
Metalico, Inc. *	200	310
Methode Electronics, Inc.	400	2,696
Metra Oyj, B Shares	478	14,443
Metso Oyj	1,484	18,187
Mettler-Toledo International, Inc. *	100	6,740
Michael Baker Corp. *	100	3,691
Michaniki SA	2,623	5,063
Micro-Star International Company, Ltd.	7,279	3,520
Middleby Corp. *	100	2,727
Mine Safety Appliances Company	300	7,173
Minebea Company, Ltd.	2,000	6,921
Miranda Technologies, Inc. *	300	1,611
MISC BHD	5,200	12,641
MISUMI Group, Inc. *	800	9,534
Mitsubishi Electric Corp.	5,000	31,334
Mitsubishi Heavy Industries, Ltd.	7,000	31,285
Mitsuboshi Belting Company, Ltd.	1,000	5,338
Mitsui Engineering & Shipbuilding Company, Ltd.	5,000	8,423
Mitsui O.S.K. Lines, Ltd.	4,000	24,721
Mitsumi Electric Company, Ltd.	700	12,258
Miura Company, Ltd.	500	12,411
Modec, Inc.	100	1,959
Molex, Inc.	1,300	16,835
Moog, Inc., Class A *	400	14,628
Morgan Crucible Company PLC	2,337	3,804
Morgan Sindall PLC	210	1,653
Mori Seiki Company, Ltd.	1,300	10,102
Morita Corp.	3,000	15,435
Mota Engil, SGPS SA	444	1,460
MTR Corp., Ltd.	3,500	8,151
MTU Aero Engines Holding AG	247	6,833
Mueller Industries, Inc.	500	12,540
Mueller Water Products, Inc., Class B	1,600	13,504
Mueller Water Products, Inc.	200	1,680
Murata Manufacturing Company, Ltd.	900	35,290
Murray & Roberts Holdings, Ltd.	837	4,376
Nabtesco Corp.	1,000	6,719
NACCO Industries, Inc., Class A	100	3,741
Nachi-Fujikoshi Corp.	1,000	1,887
Nagoya Railroad Comapny, Ltd.	4,000	12,810
Nalco Holding Company	1,100	12,694
Nampak, Ltd. *	1,793	2,564
Napco Security Systems, Inc. *	500	645
National Express Group PLC	1,975	14,202
National Instruments Corp.	500	12,180
NCC AB	400	2,611
NCI Building Systems, Inc. *	200	3,260
NEC Corp.	12,000	40,598
Neo Material Technologies, Inc. *	700	720
Neptune Orient Lines, Ltd.	4,000	3,143
Nexans SA	342	20,480
NGK INSULATORS, Ltd.	1,000	11,332
Nichia Steel Works, Ltd.	3,000	7,447
Nichiha Corp.	1,800	10,592
Nidec Corp.	200	7,822
Nikon Corp.	1,000	12,003
Nippon Carbon Company, Ltd. (a)	1,000	3,021
Nippon Chemi-Con Corp.	1,000	2,140
Nippon Electric Glass Company, Ltd.	3,000	15,836
Nippon Express Company, Ltd.	5,000	21,076
Nippon Koei Company, Ltd.	5,000	11,891
Nippon Konpo Unyu Soko Company, Ltd.	1,000	11,036
Nippon Sheet Glass Company, Ltd.	7,000	23,175
Nippon Thompson Company, Ltd.	1,000	4,195
Nippon Yusen Kabushiki Kaisha	5,000	30,824
Nishimatsu Construction Company, Ltd.	2,000	2,996
Nishi-Nippon Railroad Company, Ltd.	3,000	12,867
NKT Holding A/S	119	2,423
Norbord, Inc.	600	332
Norddeutsche Affinerie AG	508	19,999
Nordex AG *	111	1,615
Nordson Corp.	400	12,916
Norfolk Southern Corp.	1,528	71,892
Noritsu Koki Company, Ltd.	100	727
Northrop Grumman Corp.	1,400	63,056
Northwest Pipe Company *	100	4,261
NSK, Ltd.	5,000	18,883
NTN Corp.	5,000	15,109
Obayashi Corp.	5,000	29,884
Obrascon Huarte Lain SA	995	14,120

The accompanying notes are an integral part of the financial statements.

58

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Industrial (continued)
Odakyu Electric Railway Company, Ltd.	2,000	$17,610
Oesterreichische Post AG *	519	17,753
Okumura Corp.	1,000	5,059
Old Dominion Freight Lines, Inc. *	400	11,384
Olympus Optical Company, Ltd.	1,000	20,019
Omron Corp.	1,300	17,467
Orbital Sciences Corp., Class A *	400	7,812
Orica, Ltd.	2,892	28,385
Ormat Industries	811	5,048
OSI Systems, Inc. *	100	1,385
Outotec Oyj	128	1,985
Overseas Shipholding Group, Inc.	500	21,055
Owens Corning, Inc. *	1,620	28,026
Owens-Illinois, Inc. *	800	21,864
Oyo Corp.	900	11,814
Pacer International, Inc.	200	2,086
Pacific Basin Shipping, Ltd.	8,000	3,683
Packaging Corp. of America	1,700	22,882
Pactiv Corp. *	440	10,947
Pall Corp.	600	17,058
PanaHome Corp.	1,000	5,911
Park Electrochemical Corp.	100	1,896
Parker-Hannifin Corp.	1,400	59,556
Patel Engineering Ltd	1,332	4,776
PBG SA *	86	5,709
Peab AB, Series B	400	1,141
Pentair, Inc.	900	21,303
PER Aarsleff A/S	90	6,157
Perini Corp. *	300	7,014
PerkinElmer, Inc.	1,200	16,692
Pfleiderer AG	325	3,110
PGT, Inc. *	400	452
PHI, Inc. *	100	1,401
Plexus Corp. *	300	5,085
Polimex Mostostal SA	9,694	10,019
Polnord SA *	395	3,925
POS Malaysia & Services Holdings BHD	19,100	11,178
Powell Industries, Inc. *	100	2,902
Power-One, Inc. *	900	1,071
Precision Castparts Corp.	900	53,532
Premier Farnell PLC	4,968	10,121
Presstek, Inc. *	1,800	5,778
Pretoria Portland Cement Company, Ltd.	1,091	3,705
Promotora y Operadora de Infraestructura SAB de CV *	700	930
Prysmian SpA	430	6,809
Punj Lloyd, Ltd.	1,401	4,276
Raven Industries, Inc.	100	2,410
Raytheon Company	1,200	61,248
RBC Bearings, Inc. *	100	2,028
Regal-Beloit Corp.	300	11,397
Republic Services, Inc.	1,705	42,267
Reunert, Ltd.	848	4,675
Rexam PLC	8,323	42,600
Rexel SA	723	4,832
Rheinmetall AG	206	6,894
RHI AG *	89	1,433
Rieter Holding AG	46	7,537
Rinnai Corp.	300	11,769
Robbins & Myers, Inc.	200	3,234
Rockwell Automation, Inc.	900	29,016
Rockwell Collins, Inc.	365	14,268
Rockwool International AS, B Shares	100	5,588
Rofin-Sinar Technologies, Inc. *	600	12,348
Rogers Corp. *	300	8,331
Rolls-Royce Group PLC *	5,408	26,455
Roper Industries, Inc.	600	26,046
Rotork PLC	289	3,332
Ryder Systems, Inc.	600	23,268
Ryobi, Ltd.	1,000	2,040
Ryosan Company, Ltd.	200	4,792
Sacyr Vallehermoso SA	603	5,467
Safran SA	1,580	21,333
Sagami Railway Company, Ltd.	3,000	13,372
Samsung Electro-Mechanics Company, Ltd. *	490	13,194
Samsung Engineering Company, Ltd. *	111	3,946
Samsung Heavy Industries Company, Ltd. *	300	5,571
Samsung SDI Company, Ltd. *	245	10,894
Sandvik AB	3,236	20,786
Sankyu, Inc. *	3,000	11,061
Sanshin Electronics Company, Ltd.	1,100	9,856
Sanwa Shutter Corp.	2,000	7,692
Sanyo Electric Company, Ltd. * (a)	5,000	9,353
Sato Shoji Corp.	1,500	9,789
Sauer-Danfoss, Inc.	300	2,625
Schindler Holding AG	129	5,800
Schneider Electric SA	1,319	98,205
Schweiter Technologies AG	25	8,803
Sealed Air Corp.	1,200	17,928
Secom Company, Ltd.	600	30,961
Seino Transportation Company, Ltd.	2,000	11,163
Sekisui Plastics Company, Ltd.	5,000	17,007
Semapa-Sociedade de Investimento & Gestao, SGPS SA	1,179	10,538
SembCorp Industries, Ltd.	7,000	11,419
SembCorp Marine, Ltd.	4,000	4,714
Semen Gresik Persero Tbk PT	11,500	4,435
Senior PLC	2,247	1,248
Senko Company, Ltd.	1,000	4,419
Severfield Rowen PLC	2,280	5,428
Shanghai Electric Group Company, Ltd. *	26,000	10,652
Shanks Group PLC	1,362	2,159
Sharp Corp.	5,000	36,042
Shaw Group, Inc. *	500	10,235
Shima Seiki Manufacturing, Ltd.	600	11,880
Shimizu Corp.	3,000	17,611
Siemens AG, SADR	2,400	181,800
SIG PLC	777	2,029
Sika AG	29	24,902
Silgan Holdings, Inc.	200	9,562
Simpson Manufacturing Company, Inc.	300	8,328
Sims Group, Ltd.	1,756	21,492

The accompanying notes are an integral part of the financial statements.

59

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Industrial (continued)
Singapore Post, Ltd.	5,000	$2,767
Singapore Technologies Engineering, Ltd.	5,000	8,280
Sinotrans, Ltd., Class H	11,000	2,147
Sjaelso Gruppen A/S	150	587
Skanska AB, Series B	2,366	24,267
SKC Company, Ltd. *	610	7,849
SKF AB, B Shares	1,200	12,211
SMC Corp.	300	30,905
Smit Internationale NV	49	2,415
Smith & Wesson Holding Corp. *	2,400	5,448
Smiths Group PLC	2,802	36,006
SMK Corp.	1,000	2,970
SMRT Corp., Ltd.	8,000	9,203
Snap-on, Inc.	600	23,628
SNC-Lavalin Group, Inc.	700	22,505
Solon AG Fuer Solartechnik AG * (a)	197	4,116
Sonae Industria, SGPS SA	2,576	5,461
Songa Offshore ASA *	400	785
Sonoco Products Company	500	11,580
Southern Steel BHD	16,800	6,436
Spectris PLC	355	2,741
Spirax-Sarco Engineering PLC	456	6,040
SPX Corp.	200	8,110
Ssangyong Cement Industrial Company, Ltd. *	1,260	6,795
Stagecoach Group PLC	2,732	5,620
Standex International Corp.	500	9,920
Stanley Electric Corp.	600	6,335
Stanley Works	600	20,460
Stanley, Inc. *	100	3,622
Stericycle, Inc. *	200	10,416
Sterling Construction Company, Inc. *	600	11,124
Sterlite Industries India Ltd	803	4,305
Stoneridge, Inc. *	200	912
STX Shipbuilding Company, Ltd. *	430	4,454
Sulzer AG	175	10,099
Sumitomo Electric Industries, Ltd.	5,500	42,577
Sumitomo Heavy Industries, Ltd.	3,000	12,001
Sumitomo Osaka Cement Company, Ltd.	3,000	7,712
Sun Hydraulics, Inc.	100	1,884
Super Group, Ltd. *	24,950	4,546
Suzlon Energy, Ltd.	941	1,213
Swisslog Holding AG *	10,748	4,529
Synnex Technology International Corp.	5,000	5,214
Tadano, Ltd.	1,000	5,325
Taihan Electric Wire Company, Ltd. *	260	3,769
Taihei Kogyo Company, Ltd.	4,000	12,410
TAIHEIYO CEMENT Corp.	5,000	9,639
Taisei Corp.	7,000	19,296
Taiwan Cement Corp.	17,080	14,115
Taiwan Glass Industrial Corp.	5,400	3,091
Taiyo Yuden Company, Ltd.	1,000	5,688
Takara Standard Company, Ltd.	1,000	6,439
Takasago Thermal Engineering Company, Ltd.	1,000	8,380
TAL International Group, Inc.	200	2,820
Taser International, Inc. *	400	2,112
Tatung Company, Ltd. *	22,000	4,118
Techtronic Industries Company, Ltd.	11,000	2,211
Tecnicas Reunidas SA	148	3,910
Tecumseh Products Company, Class B *	100	955
Tekken Corp. *	11,000	12,162
Teledyne Technologies, Inc. *	400	17,820
Teleflex, Inc.	600	30,060
Tennant Company	100	1,540
Terex Corp. *	600	10,392
Texas Industries, Inc.	200	6,900
Textron, Inc.	600	8,322
Thales SA	660	27,643
The Japan Steel Works, Ltd.	1,000	14,001
Thermo Fisher Scientific, Inc. *	1,800	61,326
THK Company, Ltd.	1,800	18,943
Timken Company	600	11,778
Titan Cement Company SA	247	4,794
TKH Group NV	165	1,857
TNT Post Group NV	1,676	32,557
Tobu Railway Company, Ltd.	2,000	11,949
Toda Corp.	3,000	10,966
Tognum AG	1,002	12,986
Toho Zinc Company, Ltd.	1,000	2,447
Tokyo Seimitsu Company, Ltd.	200	1,680
Tokyu Corp.	2,000	10,084
Toll Holdings, Ltd.	3,432	14,828
Tomkins PLC, SADR	1,400	10,234
Tomra Systems ASA	800	2,740
Tonami Transportation Company, Ltd.	5,000	12,962
Toromont Industries, Ltd.	300	5,587
Toshiba Corp.	6,000	24,689
Toyo Engineering Corp.	1,000	3,120
Toyo Seikan Kaisha, Ltd.	1,000	17,334
TransDigm Group, Inc. *	300	10,071
Transfield Services, Ltd.	1,444	1,851
Transpacific Industries Group, Ltd.	1,546	3,547
Transport International Holdings, Ltd.	4,000	9,963
Travis Perkins PLC	851	4,232
Trelleborg AB, Series B	575	3,654
Trencor, Ltd.	1,264	2,678
Trinity Industries, Inc.	1,000	15,760
Triumph Group, Inc.	100	4,246
Tsubakimoto Chain Company, Ltd.	1,000	3,113
TTM Technologies, Inc. *	1,700	8,857
Tyco Electronics, Ltd.	2,000	32,420
U.S. Concrete, Inc. *	500	1,680
Ultra Electronics Holdings PLC	805	13,235
Ultralife Batteries, Inc. *	1,000	13,410
ULVAC, Inc. *	300	4,617
U-Ming Marine Transport Corp.	4,000	4,829
Union Pacific Corp.	2,300	109,940
United Group, Ltd.	2,822	16,346
United Parcel Service, Inc., Class B	1,900	104,804
United Technologies Corp.	2,300	123,280
United Tractors Tbk PT	8,750	3,659
Universal Cement Corp. *	17,000	6,619
Universal Display Corp. *	200	1,890

The accompanying notes are an integral part of the financial statements.

60

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Industrial (continued)
Universal Forest Products, Inc.	200	$5,382
Universal Truckload Services, Inc. *	100	1,416
Uponor Oyj	186	2,024
URS Corp. *	700	28,539
USG Corp. * (a)	600	4,824
Ushio, Inc.	500	6,606
Vallourec SA	310	35,247
Valmont Industries, Inc.	200	12,272
Varian, Inc. *	300	10,053
Veidekke ASA	501	1,637
Venture Corp., Ltd.	3,000	9,176
Vestas Wind Systems AS *	544	32,013
Vianini Lavori SpA	357	2,014
Vicor Corp.	200	1,322
Vinci SA	1,473	62,160
Vishay Intertechnology, Inc. *	2,200	7,524
Viterra, Inc. *	3,100	23,856
Volvo AB, Series A	800	4,614
Volvo AB, Series B	1,800	10,243
Vossloh AG	37	4,142
VT Group PLC	1,984	16,030
Vulcan Materials Company (a)	700	48,706
W.H. Brady Company, Class A	500	11,975
Wabtec Corp.	500	19,875
Walsin Lihwa Corp.	39,000	7,630
Wan Hai Lines, Ltd.	8,400	3,651
Waste Connections, Inc. *	600	18,942
Waste Management, Inc.	1,365	45,236
Waters Corp. *	200	7,330
Watts Water Technologies, Inc., Class A	200	4,994
Wavin NV	1,265	4,142
Weg SA	3,400	18,225
Weir Group PLC	1,197	5,416
Werner Enterprises, Inc.	900	15,606
Wesfarmers, Ltd.	2,327	29,371
West Japan Railway Company, Ltd.	3	13,669
Wienerberger Baustoffindustrie AG	816	13,919
WMH Walter Meier AG, Series A *	28	1,672
Wolseley PLC	7,508	41,823
Woodward Governor Company	700	16,114
Woongjin Coway Company, Ltd. *	170	3,646
WorleyParsons, Ltd.	350	3,492
Worthington Industries, Inc.	600	6,612
Yageo Corp.	17,000	2,159
Yamatake Corp. *	500	12,091
Yamato Transport Company, Ltd.	1,000	13,077
Yang Ming Marine Transport Corp.	16,499	5,116
YASKAWA Electric Corp.	1,000	4,039
YIT Oyj	616	4,022
Yokogawa Electric Corp.	3,100	20,401
YRC Worldwide, Inc. *	500	1,435
YTL Corp. BHD	2,400	4,904
Zardoya Otis SA	1,053	18,926
Zebra Technologies Corp., Class A *	900	18,234
Zehnder Group AG	10	8,146
Zodiac SA	501	18,293
Zumtobel AG	627	5,012

		12,152,860
Real Estate - 0.00%
PICO Holdings, Inc. *	100	2,658
Technology - 4.43%
3D Systems Corp. *	200	1,588
Absolute Software Corp. *	200	536
Acer Sertek, Inc.	5,075	6,639
ACI Worldwide, Inc. *	100	1,590
Actel Corp. *	200	2,344
Activision Blizzard, Inc. *	4,700	40,608
Acxiom Corp.	1,700	13,787
Adobe Systems, Inc. *	1,459	31,062
Advanced Micro Devices, Inc. *	3,900	8,424
Advanced Semiconductor Engineering, Inc.	43,289	15,654
Advent Software, Inc. *	100	1,997
Affiliated Computer Services, Inc., Class A *	700	32,165
Agilent Technologies, Inc. *	1,700	26,571
Allscripts Healthcare Solution, Inc. *	700	6,944
Altera Corp.	500	8,355
American Reprographics Company *	900	6,210
Amkor Technology, Inc. *	900	1,962
AmTRAN Technology Company, Ltd.	17,000	5,415
Analog Devices, Inc.	1,520	28,910
ANSYS, Inc. *	700	19,523
Apple, Inc. *	2,400	204,840
Applied Materials, Inc.	4,200	42,546
Applied Micro Circuits Corp. *	2,100	8,253
Arm Holdings PLC, ADR (a)	4,100	15,785
ASM International NV *	309	2,678
ASM Pacific Technology, Ltd.	1,800	5,933
ASML Holding NV	3,736	67,349
Atmel Corp. *	4,600	14,398
ATMI, Inc. *	200	3,086
Atos Origin SA	712	17,921
Autodesk, Inc. *	900	17,685
Automatic Data Processing, Inc.	1,165	45,831
Autonomy Corp. PLC *	1,864	25,938
Aveva Group PLC	375	3,123
Avid Technology, Inc. *	400	4,364
Blackbaud, Inc.	200	2,700
Blackboard, Inc. *	100	2,623
BMC Software, Inc. *	800	21,528
Broadcom Corp., Class A *	1,300	22,061
Brocade Communications Systems, Inc. *	4,500	12,600
Brooks Automation, Inc. *	500	2,905
CA, Inc.	1,300	24,089
Cabot Microelectronics Corp. *	200	5,214
CACI International, Inc., Class A *	200	9,018
CANON, Inc., ADR	2,200	69,080
Cap Gemini SA	1,258	48,643
Capcom Company, Ltd.	300	6,787
Catapult Communications Corp. *	300	1,971
Cavium Networks, Inc. *	500	5,255
Cerner Corp. *	200	7,690

The accompanying notes are an integral part of the financial statements.

61

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Technology (continued)
CGI Group, Inc. *	3,000	$23,329
Chartered Semiconductor Manufacturing, Ltd. *	7,000	882
Cirrus Logic, Inc. *	500	1,340
Citrix Systems, Inc. *	800	18,856
CMC Magnetics Corp. *	50,000	7,937
Cogent, Inc. *	800	10,856
Cognizant Technology Solutions Corp., Class A *	1,200	21,672
Cohu, Inc.	700	8,505
Compal Electronics, Inc.	19,095	10,096
Compeq Manufactuing Company, Ltd.	33,000	4,512
Computer Sciences Corp. *	1,300	45,682
Computershare, Ltd.	1,115	6,093
Compuware Corp. *	2,536	17,118
COMSYS IT Partners, Inc. *	200	448
Concur Technologies, Inc. *	200	6,564
Cray, Inc. *	400	832
Creative Technology, Ltd. *	2,350	7,068
Cree, Inc. * (a)	1,100	17,457
CSG Systems International, Inc. *	400	6,988
CSK Corp.	500	2,745
CSR PLC *	763	1,907
Cypress Semiconductor Corp. *	1,100	4,917
Dassault Systemes SA	178	8,063
Dassault Systemes SA	245	11,108
DataTec, Ltd. *	754	1,342
Dell, Inc. *	5,400	55,296
Descartes Systems Group, Inc. *	600	1,730
Dicom Group PLC	695	1,402
Dimension Data Holdings PLC	11,177	6,267
Diodes, Inc. *	200	1,212
Domino Printing Sciences PLC	631	1,870
DST Systems, Inc. *	500	18,990
Echelon Corp. *	200	1,630
Eclipsys Corp. *	500	7,095
Electronic Arts, Inc. *	700	11,228
Electronics for Imaging, Inc. *	800	7,648
Elpida Memory, Inc. *	800	4,949
EMC Corp. *	7,495	78,473
Emcore Corp. * (a)	2,300	2,990
Emulex Corp. *	500	3,490
Entegris, Inc. *	500	1,095
EPIQ Systems, Inc. *	400	6,684
Epistar Corp.	12,000	10,905
FactSet Research Systems, Inc. (a)	200	8,848
Fair Isaac Corp.	300	5,058
Fairchild Semiconductor International, Inc. *	800	3,912
First Solar, Inc. *	300	41,388
Fiserv, Inc. *	900	32,733
FormFactor, Inc. *	645	9,417
Foxconn Technology Company, Ltd.	2,200	5,210
Fuji Software ABC, Inc.	200	4,247
Fujitsu Business Systems, Ltd.	800	12,541
Fujitsu Frontech, Ltd.	1,000	8,116
Fujitsu, Ltd.	4,000	19,448
Gemalto NV *	550	13,837
Geodesic, Ltd.	2,978	4,207
GFI Informatique SA	1,624	5,845
HCL Technologies, Ltd.	2,558	6,083
Hewlett-Packard Company	6,600	239,514
High Tech Computer Corp.	1,300	13,049
Hitachi Software Engineering Company, Ltd.	700	10,863
Hittite Microwave Corp. *	300	8,838
Hutchinson Technology, Inc. *	200	696
Hynix Semiconductor, Inc. *	3,000	16,442
I-Flex Solutions, Ltd. *	314	2,973
Igate Corp. *	200	1,302
IHS, Inc., Class A *	400	14,968
Imation Corp.	200	2,714
Immersion Corp. *	300	1,767
IMS Health, Inc.	1,000	15,160
Indra Sistemas SA	937	21,507
Industrial & Financial Systems AB	1,400	5,928
Infineon Technologies AG, ADR *	1,000	1,400
Infineon Technologies AG *	5,377	7,237
infoGROUP, Inc.	2,300	10,902
Infosys Technologies, Ltd., ADR	900	22,113
Infosys Technologies, Ltd.	338	7,838
Innerworkings, Inc. *	1,000	6,550
InnoLux Display Corp.	24,500	18,243
Integrated Device Technology, Inc. *	4,000	22,440
Intel Corp.	19,800	290,268
International Business Machines Corp.	3,600	302,976
International Rectifier Corp. *	800	10,800
Intersil Corp., Class A	800	7,352
Intuit, Inc. *	1,000	23,790
Inventec Company, Ltd.	17,850	5,058
IPG Photonics Corp. *	300	3,954
Itochu Techno-Science Corp.	400	9,773
Jack Henry & Associates, Inc.	1,000	19,410
JDA Software Group, Inc. *	400	5,252
Kinpo Electronics, Inc.	40,000	7,432
Kulicke & Soffa Industries, Inc. *	2,200	3,740
L-3 Communications Holdings, Inc.	400	29,512
Lam Research Corp. *	900	19,152
Lattice Semiconductor Corp. *	900	1,359
Lawson Software, Inc. *	1,000	4,740
Lenovo Group, Ltd.	30,000	8,241
Lexmark International, Inc. *	665	17,888
Linear Technology Corp.	959	21,213
Lite-On Technology Corp.	9,045	5,952
Logica PLC	19,072	19,173
Logitech International SA *	677	10,624
LSI Logic Corp. *	6,800	22,372
Macronix International Company, Ltd.	23,229	6,175
Manhattan Associates, Inc. *	100	1,581
ManTech International Corp. *	100	5,419
Mastech Holdings, Inc. *	13	31
MasterCard, Inc., Class A	300	42,879
Mattson Technology, Inc. *	400	564
MediaTek, Inc.	3,010	20,358
MEMC Electronic Materials, Inc. *	274	3,913

The accompanying notes are an integral part of the financial statements.

62

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Technology (continued)
Mentor Graphics Corp. *	2,200	$11,374
Metavante Technologies, Inc. *	700	11,277
Micrel, Inc.	1,100	8,041
Microchip Technology, Inc.	800	15,624
Micron Technology, Inc. *	1,400	3,696
Micronas Semiconductor Holding AG *	1,672	4,963
MICROS Systems, Inc. *	1,000	16,320
Microsemi Corp. *	900	11,376
Microsoft Corp.	24,149	469,457
MIPS Technologies, Inc., Class A *	500	555
Misys PLC	1,680	2,439
Mitac International	14,559	5,254
Monolithic Power Systems, Inc. *	100	1,261
Moser Baer India, Ltd.	3,670	5,442
MSC Software Corp. *	300	2,004
MTS Systems Corp.	100	2,664
Nanya Technology Corp. *	22,000	4,080
National Semiconductor Corp.	500	5,035
NCR Corp. *	1,100	15,554
NEC Electronics Corp. *	200	1,894
Neopost SA	261	23,683
Net One Systems Company, Ltd.	3	6,032
NetApp, Inc. *	1,400	19,558
NETGEAR, Inc. *	200	2,282
Netlogic Microsystems, Inc. *	100	2,201
Netscout Systems, Inc. *	1,100	9,482
Nihon Unisys, Ltd.	1,200	9,842
Novell, Inc. *	4,100	15,949
Novellus Systems, Inc. *	1,300	16,042
Nuance Communications, Inc. *	1,800	18,648
NVIDIA Corp. *	600	4,842
OBIC Company, Ltd.	60	9,798
Oce NV	2,299	10,156
Omnicell, Inc. *	200	2,442
Omniture, Inc. *	500	5,320
OmniVision Technologies, Inc. *	500	2,625
ON Semiconductor Corp. *	1,500	5,100
Open Text Corp. *	300	8,989
Oracle Corp. *	13,854	245,631
Palm, Inc. *	300	921
PAR Technology Corp. *	300	1,665
Parametric Technology Corp. *	1,000	12,650
Pegasystems, Inc.	200	2,472
Pericom Semiconductor Corp. *	1,400	7,672
Perot Systems Corp., Class A *	1,000	13,670
Phase Forward, Inc. *	400	5,008
Pitney Bowes, Inc.	600	15,288
PLX Technology, Inc. *	2,400	4,128
PMC-Sierra, Inc. *	1,900	9,234
Power Integrations, Inc.	400	7,952
Progress Software Corp. *	500	9,630
Psion PLC	5,211	3,824
QLogic Corp. *	1,100	14,784
Quality Systems, Inc.	100	4,362
Quanta Computer, Inc.	8,000	8,488
Quest Software, Inc. *	1,300	16,367
Rackable Systems, Inc. *	1,000	3,940
RadiSys Corp. *	200	1,106
Rambus, Inc. *	200	3,184
Red Hat, Inc. *	885	11,700
Research In Motion, Ltd. *	1,300	52,126
Richardson Electronics, Ltd.	300	885
Ricoh Company, Ltd.	3,000	38,450
Riverbed Technology, Inc. *	1,100	12,529
Rohm Company, Ltd.	600	30,292
Salesforce.com, Inc. *	200	6,402
Samsung Electronics Company, Ltd.	308	112,294
Samsung Techwin Company, Ltd. *	180	4,171
Sanken Electric Company, Ltd.	1,000	3,942
SAP AG, SADR (a)	2,000	72,440
Satyam Computer Services, Ltd.	3,019	10,939
Schawk, Inc., Class A	200	2,292
Seachange International, Inc. *	300	2,163
Seiko Epson Corp.	1,100	17,503
Semiconductor Manufacturing International Corp. *	6,000	254
Semitool, Inc. *	1,600	4,880
Semtech Corp. *	800	9,016
Shinkawa, Ltd.	1,000	11,817
Shinko Electric Industries Company, Ltd.	800	6,532
Sigma Designs, Inc. *	200	1,900
Silicon Image, Inc. *	400	1,680
Silicon Laboratories, Inc. *	700	17,346
Silicon-On-Insulator Technologies SA *	1,651	7,403
Siliconware Precision Industries Company	2,812	12,541
Sindo Ricoh Company, Ltd. *	185	8,046
Skyworks Solutions, Inc. *	3,000	16,620
Smith Micro Software, Inc. *	300	1,668
SOFTBANK Corp.	600	10,897
Softbank SA	375	6,017
Software AG	135	7,694
SPSS, Inc. *	100	2,696
Square Enix Company, Ltd.	400	12,907
SRA International, Inc., Class A *	1,000	17,250
Standard Microsystems Corp. *	100	1,634
STEC, Inc. *	200	852
STMicroelectronics NV	7,132	47,832
Stratasys, Inc. *	200	2,150
Sumco Corp.	900	11,434
Sun Microsystems, Inc. *	800	3,056
Supertex, Inc. *	100	2,401
SXC Health Solutions Corp. *	200	3,684
Sybase, Inc. *	400	9,908
Sykes Enterprises, Inc. *	500	9,560
Synaptics, Inc. *	100	1,656
Synchronoss Technologies, Inc. *	100	1,066
SYNNEX Corp. *	300	3,399
Synopsys, Inc. *	1,400	25,928
Syntel, Inc.	300	6,936
Taiwan Semiconductor Manufacturing Company, Ltd.	38,075	51,953
Take-Two Interactive Software, Inc. *	119	900
Taleo Corp. *	100	783

The accompanying notes are an integral part of the financial statements.

63

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Technology (continued)
Tanla Solutions, Ltd.	2,423	$3,458
Tata Consultancy Services, Ltd.	250	2,463
TDK Corp.	800	29,792
Temenos Group AG *	170	2,294
Teradata Corp. *	1,200	17,796
Teradyne, Inc. *	900	3,798
Tessera Technologies, Inc. *	500	5,940
Texas Instruments, Inc.	3,600	55,872
The Sage Group PLC	17,327	42,904
Thomas & Betts Corp. *	700	16,814
THQ, Inc. *	400	1,676
TietoEnator Oyj	537	5,908
Tokyo Electron, Ltd.	400	14,081
TomTom NV *	379	2,776
Total Systems Services, Inc.	500	7,000
Totvs SA	100	1,586
TPV Technology, Ltd.	10,000	3,252
Trimble Navigation, Ltd. *	1,200	25,932
Triquint Semiconductor, Inc. *	1,000	3,440
Tyler Technologies, Inc. *	200	2,396
UbiSoft Entertainment SA *	662	12,988
Ultimate Software Group, Inc. *	100	1,460
Ultratech, Inc. *	200	2,392
Unaxis Holding AG *	26	1,739
Unisem M BHD	25,600	5,203
Unisys Corp. *	800	680
United Microelectronics Corp.	61,620	13,946
Varian Semiconductor Equipment Associates, Inc. *	500	9,060
Veeco Instruments, Inc. *	200	1,268
VeriFone Holdings, Inc. * (a)	700	3,430
Virage Logic Corp. *	2,600	7,774
VMware, Inc. Class A *	500	11,845
Western Digital Corp. *	1,300	14,885
Winbond Electronics Corp. *	64,000	6,069
Wincor Nixdorf AG	135	6,436
Wind River Systems, Inc. *	500	4,515
Wipro, Ltd., ADR	1,000	8,130
Wistron Corp.	6,294	4,809
Xerox Corp.	7,200	57,384
Xilinx, Inc.	1,100	19,602
Zoran Corp. *	700	4,781

		5,347,009
Utilities - 3.27%
A2A SpA	14,613	26,271
Acea SpA	527	7,183
Acegas-APS SpA	922	6,476
AES Corp. *	1,600	13,184
AES Tiete SA	900	4,936
AGL Energy, Ltd.	1,847	19,692
AGL Resources, Inc.	400	12,540
Aguas Andinas SA *	35,981	9,768
Allegheny Energy, Inc.	556	18,826
Allete, Inc.	200	6,454
Alliant Energy Corp.	300	8,754
Ameren Corp.	900	29,934
American Electric Power Company, Inc.	1,242	41,334
American States Water Company	200	6,596
Aqua America, Inc.	584	12,025
Atmos Energy Corp.	900	21,330
Avista Corp.	300	5,814
Babcock & Brown Infrastructure Group	9,001	697
Beijing Datang Power Generation Company, Ltd., Class H	26,000	13,877
BKW FMB Energie AG	188	18,155
Black Hills Corp.	300	8,088
Boralex, Inc., Class A *	200	1,223
California Water Service Group	100	4,643
Canadian Utilities, Ltd. *	200	6,561
CenterPoint Energy, Inc.	600	7,572
Centrais Eletricas Brasileiras SA *	1,200	13,322
Central Vermont Public Service Corp.	100	2,386
Centrica PLC	17,494	67,348
CEZ AS	432	18,477
CH Energy Group, Inc.	200	10,278
China Resource Power Holdings, Ltd.	12,000	23,332
Chubu Electric Power Company, Inc.	1,500	45,687
Chugoku Electric Power Company, Inc.	900	23,697
Cia de Saneamento Basico do Estado de Sao Paulo *	600	7,142
Cia Energetica de Minas Gerais, ADR	1,800	24,732
Cia Energetica de Minas Gerais	600	6,445
Cia General de Electricidad	3,155	13,269
Cia Paranaense de Energia *	900	9,486
Cleco Corp.	600	13,698
CLP Holdings, Ltd.	5,000	33,994
Colbun SA *	49,226	7,685
Companhia de Saneamento de Minas Gerais *	200	1,613
Connecticut Water Service, Inc.	400	9,444
Consolidated Edison, Inc.	900	35,037
Constellation Energy Group, Inc.	200	5,018
Contact Energy, Ltd.	1,566	6,732
CPFL Energia SA	600	7,757
Dominion Resources, Inc.	1,700	60,928
DPL, Inc.	500	11,420
Drax Group PLC	3,939	31,976
DTE Energy Company	700	24,969
Duet Group	2,880	3,487
Dynegy, Inc., Class A *	1,400	2,800
E.ON AG	5,121	201,087
Edison International	1,000	32,120
El Paso Electric Company *	500	9,045
Electric Power Development Company, Ltd.	300	11,792
Electricidade de Portugal SA	7,821	29,422
Electricite de France	597	34,723
Elektrizitaets-Gesellschaft Laufenburg AG	13	11,645
Elia System Operator SA/NV	113	3,877
Emera, Inc.	200	3,597
Empire District Electric Company	200	3,520
Empresa Nacional de Electricidad SA, ADR	500	16,745
Enagas	1,660	36,655
Enel SpA	12,976	83,586
Energen Corp.	200	5,866

The accompanying notes are an integral part of the financial statements.

64

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Utilities (continued)
Energiedienst Holding AG *	343	$16,823
Enersis SA, SADR	1,400	17,836
Exelon Corp.	1,728	96,094
FirstEnergy Corp.	800	38,864
Fortis, Inc. *	1,300	25,895
Fortum Corp. Oyj	1,801	39,145
FPL Group, Inc.	1,200	60,396
GAIL India, Ltd.	850	3,634
Gas Natural SDG SA	750	20,407
GDF Suez	3,120	154,868
Great Plains Energy, Inc.	1,100	21,263
Hawaiian Electric Industries, Inc.	700	15,498
Hera SpA	6,946	15,109
Hokkaido Electric Power Company, Inc.	500	12,641
Hokuriku Electric Power Company	500	14,144
Hong Kong & China Gas Company, Ltd.	10,400	15,771
Hong Kong Electric Holdings, Ltd.	4,000	22,520
Huaneng Power International, Inc.	400	11,672
Iberdrola SA	8,571	79,896
IDACORP, Inc.	400	11,780
Integrys Energy Group, Inc.	300	12,894
International Power PLC	19,533	68,067
Iride SpA	1,525	2,041
ITC Holdings Corp.	400	17,472
Kalpataru Power Transmission Ltd	735	4,195
Kansai Electric Power Company, Ltd.	1,700	49,242
Korea Electric Power Corp., ADR *	1,300	15,093
Korea Gas Corp. *	132	6,114
Kyushu Electric Power Company, Inc.	1,000	26,548
Light SA	1,700	15,936
Maxim Power Corp. *	100	194
MDU Resources Group, Inc.	400	8,632
MGE Energy, Inc.	300	9,900
Mirant Corp. *	700	13,209
MVV Energie AG	284	12,787
National Grid PLC	1,700	85,782
New Jersey Resources Corp.	500	19,675
Nicor, Inc.	300	10,422
NiSource, Inc.	1,300	14,261
Northeast Utilities	300	7,218
Northumbrian Water Group PLC	6,343	21,711
Northwest Natural Gas Company	400	17,692
NorthWestern Corp.	200	4,694
NRG Energy, Inc. *	1,000	23,330
NSTAR	500	18,245
NV Energy, Inc.	1,200	11,868
Oesterreichische Elektrizitaets AG, Class A	109	5,040
OGE Energy Corp.	800	20,624
Okinawa Electric Power Company, Inc.	100	7,427
ONEOK, Inc.	200	5,824
Ormat Technologies, Inc.	300	9,561
Osaka Gas Company, Ltd.	6,000	27,745
Otter Tail Corp.	200	4,666
Pennon Group PLC	4,374	31,665
Pepco Holdings, Inc.	400	7,104
Perusahaan Gas Negara Tbk PT	35,000	6,119
PG&E Corp.	1,065	41,226
Piedmont Natural Gas, Inc.	600	19,002
Pike Electric Corp. *	500	6,150
Pinnacle West Capital Corp.	300	9,639
PNM Resources, Inc.	700	7,056
Portland General Electric Company	900	17,523
Power Grid Corp of India, Ltd.	4,266	7,339
PPL Corp.	1,065	32,685
Progress Energy, Inc.	900	35,865
PTC India, Ltd.	8,876	12,664
Public Power Corp.	1,247	20,041
Public Service Enterprise Group, Inc.	1,900	55,423
Red Electrica De Espana	793	40,425
Redes Energeticas Nacionais SA	2,238	8,856
Reliance Infrastructure, Ltd.	630	7,538
Reliance Natural Resources, Ltd. *	6,513	7,693
Reliant Energy, Inc. *	1,100	6,358
Romande Energie Holding SA	8	15,015
RWE AG	1,039	92,281
Saibu Gas Company, Ltd.	4,000	11,196
SCANA Corp.	300	10,680
Scottish & Southern Energy PLC	3,407	60,070
Sempra Energy	700	29,841
Severn Trent PLC	2,182	37,814
Shikoku Electric Power Company, Inc.	400	13,486
SJW Corp.	300	8,982
Snam Rete Gas SpA	3,464	19,350
South Jersey Industries, Inc.	200	7,970
Southwest Gas Corp.	600	15,132
Southwest Water Company	200	644
SP AusNet	8,101	5,377
Suez Environnement SA *	1,345	22,715
Tata Power Company, Ltd.	774	11,979
Teco Energy, Inc.	1,000	12,350
Tenaga Nasional BHD	2,100	3,809
Terna SpA	11,537	38,072
The Laclede Group, Inc.	200	9,368
The Southern Company	2,565	94,905
The Tokyo Electric Power Company, Ltd.	2,800	93,469
Toho Gas Company, Ltd.	2,000	13,197
Tohoku Electric Power Company, Inc.	900	24,346
Tokyo Gas Company, Ltd.	6,000	30,413
Tractebel Energia SA	700	5,568
TransAlta Corp.	300	5,905
TrustPower, Ltd.	3,591	15,537
UGI Corp.	800	19,536
UIL Holding Corp.	400	12,012
Union Fenosa SA	447	11,200
Unisource Energy Corp.	200	5,872
United Utilities Group PLC	6,721	61,027
Vectren Corp.	500	12,505
Veolia Environnement SA	382	12,049
Veolia Environnement, ADR	900	28,539
Westar Energy, Inc.	1,100	22,561
WGL Holdings, Inc.	600	19,614
Wisconsin Energy Corp.	500	20,990

The accompanying notes are an integral part of the financial statements.

65

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued (showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Utilities (continued)
Xcel Energy, Inc.	1,975	$36,636
Xinao Gas Holdings, Ltd., GDR	4,000	4,243

		3,946,763

TOTAL COMMON STOCKS (Cost $109,098,239)		$84,155,729

PREFERRED STOCKS - 0.18%

Basic Materials - 0.04%
Companhia de Ferro Ligas da Bahia - Ferbasa (h)	300	873
Fertilizantes Fosfatados SA (h)	800	3,832
Klabin SA (h)	6,500	9,226
Suzano Papel e Celulose SA * (h)	3,100	16,072
Usinas Siderurgicas de Minas Gerais SA, Series A (h)	1,600	18,196

		48,199
Communications - 0.02%
Net Servicos de Comunicacao SA * (h)	1,500	8,548
Tele Norte Leste Participacoes SA (h)	700	9,669
Telemar Norte Leste SA, Series A (h)	300	7,140
Universo Online SA (h)	500	1,565
Vivo Participacoes SA * (h)	200	2,422

		29,344
Consumer, Cyclical - 0.05%
Lojas Americanas SA (h)	1,400	3,764
Porsche Automobil Holding SE (h)	666	52,131
Tam SA (h)	500	4,093

		59,988
Consumer, Non-cyclical - 0.03%
Cia Brasileira de Distribuicao Grupo Pao de
Acucar (h)	500	6,646
Companhia de Bebidas das Americas, ADR (h)	500	22,155
Contax Participacoes SA (h)	100	1,771
Sadia SA, ADR (h)	2,200	3,538

		34,110
Industrial - 0.01%
Confab Industrial SA (h)	600	965
Duratex SA (h)	1,700	10,490

		11,455
Utilities - 0.03%
AES Tiete SA (h)	500	3,184
Centrais Eletricas Brasileiras SA * (h)	1,000	10,369
Cia de Gas de Sao Paulo, A Shares (h)	100	1,418
Cia de Transmissao de Energia Eletrica Paulista (h)	200	3,602
Cia Energetica de Sao Paulo * (h)	2,300	14,883
Cia Paranaense de Energia (h)	500	5,146

		38,602

TOTAL PREFERRED STOCKS (Cost $361,652)		$221,698

WARRANTS - 0.00%
Energy - 0.00%
Beach Petroleum, Ltd. (Expiration Date 06/30/2010, Strike Price AUD 2.00) *	566	$16

TOTAL WARRANTS (Cost $12)		$16

RIGHTS - 0.00%
Basic Materials - 0.00%
Metorex, Ltd. (Expiration Date 01/21/2009, Strike Price ZAR 2.00) *	597	10
Communications - 0.00%
Premiere AG (Expiration Date 01/12/2009, Strike Price EUR 3.76) *	482	0
Diversified - 0.00%
Fresenius Kabi Pharmaceuticals Holding, Inc.
(Expiration Date: 12/31/2010, Strike Price: AUD 1.50) *	700	245
Financial - 0.00%
DBS Group Holdings, Ltd. (Expiration Date 01/20/2009, Strike Price SGD 5.42) *	2,000	4,165
Fortis Group SA (Expiration Date: 07/04/2014) *	2,414	0

		4,165

TOTAL RIGHTS (Cost $7,159)		$4,420

U.S. TREASURY OBLIGATIONS - 20.31%
Federal Home Loan Bank - 4.44%
2.625% due 05/20/2011	$450,000	460,259
3.375% due 06/24/2011	465,000	486,601
3.625% due 07/01/2011 to 09/16/2011	1,270,000	1,343,133
4.50% due 11/15/2012	700,000	755,632
4.875% due 11/18/2011	790,000	862,682
5.375% due 08/19/2011	300,000	329,653
5.75% due 05/15/2012	1,000,000	1,121,347

		5,359,307
Federal Home Loan Mortgage Corp. - 0.33%
5.50% due 08/20/2012	350,000	390,625
Federal National Mortgage Association - 0.69%
4.875% due 05/18/2012	260,000	283,132
5.375% due 11/15/2011	500,000	552,379

		835,511
Treasury Inflation-Protected Securities (d) - 8.82%
1.375% due 07/15/2018	447,074	418,119
1.625% due 01/15/2015 to 01/15/2018	2,965,865	2,797,713
1.875% due 07/15/2013 to 07/15/2015	1,634,741	1,543,085
2.00% due 01/15/2014 to 01/15/2026	2,426,306	2,306,679
2.375% due 01/15/2017 to 01/15/2027	1,058,166	1,051,159
2.50% due 07/15/2016	1,115,660	1,106,856
2.625% due 07/15/2017	742,163	760,543
3.625% due 04/15/2028	133,946	159,574
2.375% due 01/15/2025	499,959	491,365

		10,635,093
U.S. Treasury Notes - 6.03%
2.00% due 11/30/2013	1,700,000	1,744,095

The accompanying notes are an integral part of the financial statements.

66

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

U.S. TREASURY OBLIGATIONS (continued)

U.S. Treasury Notes (continued)
4.50% due 03/31/2012 to 04/30/2012	$2,825,000	$3,125,587
4.75% due 05/31/2012	2,150,000	2,406,488

		7,276,170

TOTAL U.S. TREASURY OBLIGATIONS (Cost $24,503,256)		$24,496,706

U.S. GOVERNMENT AGENCY OBLIGATIONS - 0.80%
Federal Home Loan Mortgage Corp. - 0.80%
5.125% due 07/15/2012	875,000	966,507

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $937,303)		$966,507

FOREIGN GOVERNMENT OBLIGATIONS - 0.59%

Canada - 0.59%
Government of Canada 5.00% due 02/15/2012	230,000	247,109
Province of Ontario Canada
3.50% due 07/15/2013	200,000	200,190
5.00% due 10/18/2011	250,000	262,807

		710,106

TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $692,707)		$710,106

CORPORATE BONDS - 6.78%

Consumer, Cyclical - 0.40%
Wal-Mart Stores, Inc.
4.55% due 05/01/2013	250,000	258,833
7.25% due 06/01/2013	200,000	225,210

		484,043
Energy - 0.43%
Total Capital SA, EMTN
4.00% due 05/28/2013	200,000	205,825
5.00% due 05/22/2012	300,000	318,850

		524,675
Financial - 4.25%
Bank of America NA, Series BKN1 2.835% due 05/12/2010 (b)	300,000	293,746
Bank of New York Mellon Corp. 5.125% due 08/27/2013	300,000	306,551
Bank of New York Mellon Corp., MTN 1.4813% due 06/29/2010 (b)	200,000	194,864
Bank of Scotland PLC, EMTN 5.50% due 06/15/2012	300,000	271,045
Barclays Bank PLC 5.45% due 09/12/2012	300,000	303,813
BP Capital Markets PLC 5.25% due 11/07/2013	500,000	521,968
Eksportfinans A/S 5.00% due 02/14/2012	250,000	261,333
General Electric Capital Corp. 4.80% due 05/01/2013	200,000	196,778
General Electric Capital Corp., MTN 5.25% due 10/19/2012	200,000	201,442
General Electric Capital Corp., MTN, Series G 2.1288% due 03/12/2010 (b)	200,000	189,796
Instituto de Credito Oficial, EMTN 5.375% due 07/02/2012	250,000	275,734
John Deere Capital Corp., MTN 2.6188% due 02/26/2010 (b)	300,000	287,320
JPMorgan Chase & Company 4.75% due 05/01/2013	300,000	296,031
JPMorgan Chase & Company, MTN 2.5888% due 11/19/2009 (b)	200,000	197,450
Landwirtschaftliche Rentenbank, EMTN 5.25% due 07/02/2012	300,000	324,819
Royal Bank of Canada 5.65% due 07/20/2011	300,000	316,079
Wachovia Corp, MTN 2.2525% due 12/01/2009 (b)	200,000	193,734
Wells Fargo & Company
1.5575% due 03/23/2010 (b)	300,000	293,993
4.375% due 01/31/2013	200,000	195,843

		5,122,339
Government - 1.26%
Caisse d’Amortissement de la Dette Sociale, EMTN 5.375% due 07/17/2012	300,000	337,387
European Investment Bank, EMTN 4.25% due 07/15/2013	400,000	427,172
Kommuninvest, EMTN 5.375% due 07/03/2012	400,000	439,630
Svensk Exportkredit AB, GMTN 4.875% due 09/29/2011	300,000	312,354

		1,516,543
Industrial - 0.44%
3M Company, Series MTN 4.375% due 08/15/2013	500,000	525,080

TOTAL CORPORATE BONDS (Cost $8,089,909)		$8,172,680

SHORT TERM INVESTMENTS - 0.78%
Deutsche Bank AG/New York NY, Series YCD 2.8828% due 07/30/2009 (b)	$200,000	$198,427
John Hancock Cash Investment Trust, 1.2465% (c)(f)	736,025	736,025

TOTAL SHORT TERM INVESTMENTS (Cost $934,452)		$934,452

The accompanying notes are an integral part of the financial statements.

67

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued (showing percentage of total net assets)

Disciplined Diversification Trust (continued)

	Shares or Principal Amount	Value

REPURCHASE AGREEMENTS - 3.11%
Repurchase Agreement with State Street Corp. dated 12/31/2008 at 0.00% to be repurchased at $3,745,000 on 01/02/2009, collateralized by $3,830,000 U.S. Treasury Bills, zero coupon due 07/30/2009 (valued at $3,823,489, including interest)	$3,745,000	$3,745,000

TOTAL REPURCHASE AGREEMENTS (Cost $3,745,000)		$3,745,000

Total Investments (Disciplined Diversification Trust) (Cost $148,369,689) - 102.32%		$123,407,314
Liabilities in Excess of Other Assets - (2.32)%		(2,796,406)

TOTAL NET ASSETS - 100.00%		$120,610,908

Emerging Markets Value Trust
	Shares or Principal Amount	Value

COMMON STOCKS - 96.00%

Brazil - 4.65%
American Banknote SA *	3,300	$15,212
Aracruz Celulose SA, SADR (a)	30,334	342,168
Bematech SA *	38,400	95,341
BR Malls Participacoes SA *	78,700	307,106
Brascan Residential Properties SA	63,300	67,046
Braskem SA, SADR (a)	117,951	569,703
Camargo Correa Desenvolvimento Imobiliario SA	6,800	7,144
Cia Hering *	39,600	134,830
Cosan SA Industria e Comercio *	90,400	435,719
Cremer SA *	28,500	114,880
Empresa Brasileira de Aeronautica SA, ADR	23,200	376,072
Eternit SA	32,800	71,873
Even Construtora e Incorporadora SA *	17,000	21,141
Fertilizantes Heringer SA *	2,300	3,511
Gafisa SA	49,900	224,464
Gerdau SA, SADR	548,734	3,621,644
Gerdau SA	154,900	800,405
Grendene SA	35,800	194,966
Guararapes Confeccoes SA	9,700	74,871
IdeiasNet SA *	77,400	79,325
Iguatemi Empresa de Shopping Centers SA	30,000	167,238
Industrias Romi SA *	49,300	160,669
JBS SA	184,000	388,988
Medial Saude SA	40,300	129,610
Obrascon Huarte Lain Brasil SA	29,300	157,934
PDG Realty SA Empreendimentos e Participacoes	50,500	241,456
Porto Seguro SA *	79,500	444,886
Rossi Residencial SA	59,900	97,094
Sadia SA, SADR (a)	116,709	571,874
Sao Carlos Empreendimentos e Participacoes SA	27,805	122,213
Sao Martinho SA *	39,000	153,190
Ultrapar Participacoes SA, ADR	39,906	897,486
Ultrapar Participacoes SA	5,380	117,243
Unibanco - Uniao de Bancos Brasileiros SA *	115,000	732,311
Unibanco - Uniao De Bancos Brasileiros SA, ADR *	12,900	833,598
Usinas Siderurgicas de Minas Gerais SA	42,700	473,326
Votorantim Celulose e Papel SA, SADR * (a)	107,448	852,063

		14,098,600
Chile - 3.31%
Cementos Bio Bio SA	50,384	64,833
Companhia de Consumidores de Gas de Santiago SA	6,505	16,026
Companhia Sudamericana de Vapores SA	519,643	338,410
Corpbanca SA, SADR	9,112	182,240
Cristalerias de Chile SA	20,728	172,395
Empresas CMPC SA	50,074	781,854
Empresas Copec SA	275,606	2,096,725
Empresas Iansa SA	439,146	7,374
Enersis SA, SADR	447,410	5,700,003
Industrias Forestales SA	77,846	10,398
Madeco SA, SADR	41,326	268,619
Masisa SA	3,956,640	301,071
Soquimich Comercial SA	129,645	39,672
Vina San Pedro SA	9,266,334	53,773

		10,033,393
China - 3.46%
Angang New Steel Company, Ltd., Class H	936,000	1,059,310
AviChina Industry & Technology Company, Ltd. *	1,280,000	174,647
Beijing Capital International Airport Company, Ltd., Class H	1,790,000	907,016
Chaoda Modern Agriculture Holdings, Ltd.	1,854,474	1,191,703
China Rare Earth Holdings, Ltd. - Hong Kong Exchange	660,000	73,756
China Shineway Pharmaceutical Group, Ltd. -Hong Kong Exchange	80,000	44,122
China Shipping Container Lines Company, Ltd.	3,175,150	484,232
China Shipping Development Company, Ltd., Class H	904,000	910,974
Country Garden Holdings Company, Ltd.	2,398,000	593,362
Dongfeng Motor Group Company, Ltd.	2,642,000	862,583
Guangshen Railway Company, Ltd., SADR	32,188	606,422
Hunan Non Ferrous Metal Corp., Ltd.	1,542,000	220,751
Jiangxi Copper Company, Ltd., Class H	912,000	677,745
KWG Property Holding, Ltd.	553,013	165,515
Maanshan Iron & Steel Company, Ltd.	1,572,000	565,861
Qingling Motors Company, Ltd.	474,000	47,337
Semiconductor Manufacturing International Corp., SADR *	140,377	296,195
Semiconductor Manufacturing International Corp. *	7,873,000	332,917
Shanghai Forte Land Company *	950,595	153,660
Shui On Land, Ltd.	456,000	145,321
Sinopec Shanghai Petrochemical Company, Ltd., SADR	21,100	551,976
Sinopec Yizheng Chemical Fibre Company, Ltd. *	1,354,000	154,978

The accompanying notes are an integral part of the financial statements.

68

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued (showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

China (continued)
Sinotrans, Ltd., Class H	1,372,000	$267,773

		10,488,156
Czech Republic - 1.31%
Telefonica Czech Republic AS	140,812	3,254,604
Unipetrol AS	90,417	723,657

		3,978,261
Hong Kong - 8.21%
Agile Property Holdings, Ltd.	1,534,000	810,157
Amvig Holdings, Ltd.	412,000	186,992
Baoye Group Company, Ltd.	308,000	65,011
Beijing Capital Land, Ltd.	850,000	137,033
Beijing Enterprises Holdings, Ltd.	413,500	1,693,135
Beijing North Star Company, Ltd.	550,000	92,689
Bosideng International Holdings, Ltd.	1,808,000	171,250
Brilliance China Automotive Holdings, Ltd. *	2,408,000	126,527
Catic Shenzhen Holdings, Ltd. *	122,000	30,847
China Aerospace International Holdings, Ltd. *	1,971,200	119,541
China Agri-Industries Holdings, Ltd. *	1,315,000	654,854
China Aoyuan Property Group Ltd	685,000	91,738
China Everbright, Ltd.	706,000	877,647
China Grand Forestry Resources Group, Ltd. *	4,238,000	179,095
China Haidian Holdings, Ltd. *	402,000	20,315
China Molybdenum Company, Ltd. (g)	772,000	354,735
China Pharmaceutical Group, Ltd.	774,000	273,187
China Properties Group, Ltd. *	389,000	65,988
China Resources Enterprises, Ltd.	884,000	1,554,563
China State Construction International Holdings, Ltd.	742,000	130,588
China Travel International Investment Hong Kong, Ltd.	2,732,000	536,942
Chongqing Iron & Steel Company, Ltd.	464,000	119,024
Citic Pacific, Ltd.	1,044,000	1,140,583
CITIC Resources Holdings, Ltd. *	2,582,000	306,756
CNPC Hong Kong, Ltd.	2,320,000	726,965
COFCO International, Ltd.	802,000	300,787
Comba Telecom Systems Holdings, Ltd.	320,000	62,924
Cosco International Holdings, Ltd.	658,000	141,475
Cosco Pacific, Ltd.	1,080,000	1,110,418
Dalian Port PDA Company, Ltd.	778,000	197,017
Denway Motors, Ltd.	4,698,000	1,473,616
Digital China Holdings, Ltd.	103,000	29,905
Dynasty Fine Wines Group, Ltd.	616,000	92,808
First Tractor Company, Ltd.	204,000	48,847
Fosun International	1,472,500	486,810
Fu Ji Food & Catering Services Holdings, Ltd.	218,000	116,727
Geely Automobile Holdings Company, Ltd.	2,050,000	167,429
Global Bio-Chem Technology Group Company, Ltd.	1,340,000	215,697
Great Wall Motor Company, Ltd.	337,000	118,146
Great Wall Technology Company, Ltd. *	142,000	12,428
Greentown China Holdings, Ltd.	424,000	178,624
Guangzhou Investment Company, Ltd.	3,532,000	344,803
Guangzhou Pharmaceutical Company, Ltd.	220,000	74,517
Hainan Meilan International Airport Company, Ltd.	99,000	38,111
Harbin Power Equipment Company, Ltd.	646,000	541,602
Hidili Industry International Development, Ltd.	883,000	281,818
HKC Holdings, Ltd.	3,552,190	295,784
Hopson Development Holdings, Ltd., GDR	568,000	415,011
Innomaxx Biotechnology Group, Ltd. *	2,886,000	82,295
Ju Teng International Holdings, Ltd. *	190,000	39,976
Kingway Brewery Holdings, Ltd. *	578,000	50,842
Lingbao Gold Company, Ltd.	304,000	78,029
Lonking Holdings, Ltd.	93,000	48,088
Minmetals Resources, Ltd.	788,000	115,683
Minth Group, Ltd.	176,000	70,786
Neo-China Group Holdings, Ltd.	359,000	114,645
Nine Dragons Paper Holdings, Ltd.	1,379,000	397,592
Poly Hong Kong Investment, Ltd.	110,000	26,167
Qin Jia Yuan Media Services Company, Ltd.	454,000	102,044
Shanghai Industrial Holdings, Ltd.	486,000	1,120,153
Shanghai Prime Machinery Company, Ltd.	700,000	80,008
Shanghai Real Estate, Ltd.	1,894,000	127,823
Shenzhen International Holdings, Ltd.	7,265,000	316,077
Shenzhen Investment, Ltd.	1,656,000	297,390
Shenzhou International Group Holdings, Ltd.	359,000	65,211
Shimao Property Holdings, Ltd., GDR	1,378,000	964,604
Shougang Concord International Enterprises Company, Ltd.	2,584,000	289,337
Sichuan Xinhua Winshare Chainstore Company, Ltd.	307,000	69,098
Sino Union Petroleum & Chemical International, Ltd. *	1,520,000	143,951
SinoCom Software Group, Ltd.	160,000	11,191
Sinolink Worldwide Holdings, Ltd.	1,410,000	113,285
Sino-Ocean Land Holdings, Ltd.	2,975,000	1,358,892
Sinopec Kantons Holdings, Ltd.	424,000	50,039
Skyworth Digital Holdings, Ltd.	1,168,000	65,770
Stone Group Holdings, Ltd. *	1,150,000	43,301
TCL Communication Technology Holdings, Ltd. *	2,490,000	22,524
TCL Multimedia Technology Holdings, Ltd. *	2,652,000	42,642
Tianjin Port Development Holdings, Ltd.	580,000	138,007
TPV Technology, Ltd.	1,200,000	390,268
Travelsky Technology, Ltd., Class H	543,000	240,176
Vinda International Holdings, Ltd.	84,000	22,847
Weiqiao Textile Company, Ltd.	400,000	139,230
Xiamen International Port Company, Ltd.	344,000	39,797
Xinjiang Xinxin Mining Industry Co., Ltd.	711,000	184,970
Xinyu Hengdeli Holdings, Ltd.	632,000	98,386
Xiwang Sugar Holdings Company, Ltd.	474,000	73,785
Zhejiang Glass Company, Ltd. *	162,000	29,087

		24,875,462
Hungary - 2.60%
Danubius Hotel and Spa PLC *	519	12,093
Egis Gyogyszergyar Nyrt.	3,374	178,153
Fotex PLC *	60,581	113,044
Gedeon Richter Rt.	10,639	1,593,221
MOL Magyar Olaj & Gazipari Rt. (a)	77,804	4,044,866
OTP Bank Rt. * (a)	119,294	1,811,329
Pannonplast PLC *	14,510	55,055

The accompanying notes are an integral part of the financial statements.

69

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued (showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Hungary (continued)
Raba Jarmuipari Holding Nyilvanosan
Mukodo Rt. *	17,388	57,736

		7,865,497
India - 10.35%
Aarti Industries, Ltd.	51,087	33,030
ABG Shipyard, Ltd.	4,051	11,079
ACC, Ltd.	16,968	166,823
Aditya Birla Nuvo, Ltd.	21,973	254,638
Ador Welding, Ltd.	8,367	16,536
Aftek, Ltd.	28,740	7,893
Alembic, Ltd.	73,121	47,179
Allahabad Bank	82,174	88,054
Alok Industries, Ltd.	35,798	13,297
Ambuja Cements, Ltd.	595,078	858,616
Amtek Auto, Ltd.	62,199	85,664
Andhra Bank	71,672	81,516
Apollo Hospitals Enterprise, Ltd.	23,157	213,789
Apollo Tyres, Ltd.	115,200	47,094
Arvind Mills, Ltd. *	104,084	38,094
Ashok Leyland, Ltd.	371,631	115,454
Aurobindo Pharma, Ltd.	18,067	62,684
Avaya Global Connect, Ltd. *	5,668	10,647
Axis Bank, Ltd.	98,006	1,017,265
Bajaj Auto Finance, Ltd.	13,322	17,888
Bajaj Finserv, Ltd.	23,398	73,848
Bajaj Hindusthan, Ltd.	36,988	55,691
Balaji Telefilms, Ltd.	15,413	20,883
Ballarpur Industries, Ltd.	216,324	91,072
Balmer Lawrie & Company, Ltd.	5,100	26,367
Balrampur Chini Mills, Ltd. *	78,415	80,508
Bank of Maharashtra	152,501	75,426
Bank of Rajasthan	49,239	40,801
Bata India, Ltd.	12,773	28,637
Bharat Earth Movers, Ltd.	11,693	81,151
Bharat Forge, Ltd.	56,653	98,327
Bhushan Steel, Ltd.	13,535	88,592
Biocon, Ltd.	37,380	89,425
Bombay Burmah Trading Company, Ltd.	3,000	10,083
Bombay Dyeing & Manufacturing Company, Ltd.	6,442	25,836
Cairn India, Ltd. *	193,683	688,083
Chambal Fertilizers & Chemicals, Ltd.	122,137	94,527
Chi Investments, Ltd. *	3,214	1,117
Cholamandalam DBS Finance, Ltd.	16,563	15,209
City Union Bank, Ltd.	130,140	39,264
Clariant Chemicals India, Ltd.	1,800	5,690
CMC, Ltd.	500	3,214
Coromandel Fertilisers, Ltd.	28,000	53,519
Cranes Software International, Ltd.	13,600	19,790
Dalmia Cement Bharat, Ltd.	12,925	20,527
DCM Shriram Consolidated, Ltd.	39,804	25,417
Deepak Fertilizers & Petrochemicals Corp., Ltd.	25,890	31,583
Dr. Reddy’s Laboratories, Ltd., ADR	134,990	1,322,902
Eicher Motors, Ltd.	8,249	40,236
EID Parry India, Ltd.	28,585	88,661
Elder Pharmaceuticals, Ltd.	7,799	$38,227
Electrosteel Castings, Ltd.	80,000	23,923
Escorts, Ltd. *	17,876	14,802
Essel Propack, Ltd.	34,800	13,080
Eveready Industries, Ltd. *	12,000	3,615
FAG Bearings India, Ltd.	990	4,995
FDC, Ltd.	28,000	20,213
Federal Bank, Ltd.	90,935	304,718
Financial Technologies (India), Ltd.	2,955	30,468
Finolex Cables, Ltd.	54,200	25,892
Finolex Industries, Ltd.	36,402	22,727
Gammon India, Ltd.	40,645	66,554
Gitanjali Gems, Ltd.	15,098	21,364
GlaxoSmithKline Consumer Healthcare, Ltd.	1,878	21,502
Godfrey Philips India, Ltd.	860	16,120
Graphite India, Ltd.	75,117	53,341
Grasim Industries, Ltd.	19,921	502,684
Great Eastern Shipping Company, Ltd.	51,265	215,426
Great Offshore, Ltd.	13,867	63,229
GTL, Ltd.	47,854	204,058
Gujarat Alkalies & Chemicals, Ltd.	21,556	31,067
Gujarat Ambuja Exports, Ltd.	77,000	33,843
Gujarat Flourochemicals, Ltd.	5,500	7,122
Gujarat Narmada Valley Fertilizers Company, Ltd.	41,702	47,289
Gujarat State Fertilisers & Chemicals, Ltd.	23,600	36,339
HCL Infosystems, Ltd.	71,682	128,735
HEG, Ltd.	20,234	46,887
Hexaware Technologies, Ltd.	44,970	19,846
Himatsingka Seide, Ltd. *	28,000	14,758
Hinduja TMT, Ltd.	5,620	15,830
Hindustan Construction Company, Ltd.	53,020	55,597
Hindustan Motors, Ltd. *	62,437	16,836
Hotel Leela Venture, Ltd.	112,448	44,331
ICI India, Ltd.	9,200	72,229
ICICI Bank, Ltd., SADR	264,031	5,082,597
I-Flex Solutions, Ltd. *	20,606	195,074
India Cements, Ltd.	98,615	199,376
India Glycols, Ltd.	11,700	16,048
Indian Hotels Company, Ltd.	349,032	323,909
Indian Overseas Bank	56,511	83,550
IndusInd Bank, Ltd.	131,779	103,227
Industrial Development Bank of India, Ltd.	208,923	291,371
Infomedia India, Ltd.	4,400	6,561
Infrastructure Development Finance Company, Ltd.	320,654	443,172
Ingersoll-Rand India Ltd	3,400	16,569
Ipca Laboratories, Ltd.	5,887	45,703
IVRCL Infrastructures & Projects, Ltd.	35,995	106,392
Jammu & Kashmir Bank, Ltd.	14,370	106,814
JB Chemicals & Pharmaceuticals, Ltd.	20,800	17,412
JBF Industries, Ltd.	16,838	10,088
Jet Airways India, Ltd. *	16,525	68,815
Jindal Saw, Ltd.	15,200	69,637
Jindal Stainless, Ltd.	44,041	32,740
JK Tyre & Industries, Ltd.	6,013	5,372
JSW Steel, Ltd.	51,075	242,187

The accompanying notes are an integral part of the financial statements.

70

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued (showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

India (continued)
Jyoti Structures, Ltd.	16,000	$24,908
Kalpataru Power Transmission Ltd	3,059	17,458
Karnataka Bank, Ltd.	37,324	61,245
Karur Vysya Bank, Ltd.	15,800	72,675
Kesoram Industries, Ltd.	9,211	26,433
Kirloskar Oil Engines, Ltd.	69,124	61,295
KS Oils, Ltd.	62,402	67,666
Lakshmi Machine Works, Ltd.	2,097	27,257
Lanxess ABS, Ltd.	4,800	8,966
LIC Housing Finance, Ltd.	30,069	143,313
Maharashtra Seamless, Ltd.	7,678	23,633
Mahindra & Mahindra, Ltd.	160,326	921,620
Mahindra Lifespace Developers, Ltd.	10,600	38,721
Mangalam Cement, Ltd.	14,461	13,709
Maruti Udyog, Ltd.	60,042	643,499
Mastek, Ltd.	18,261	60,693
Matrix Laboratories, Ltd. *	43,893	83,508
MAX India, Ltd. *	10,000	23,859
Mercator Lines, Ltd.	55,549	38,846
Merck, Ltd.	5,500	34,306
Monnet Ispat & Energy, Ltd.	17,371	57,377
Moser Baer India, Ltd.	70,156	104,027
MRF, Ltd.	920	37,992
Mukand, Ltd.	22,832	11,675
Nagarjuna Construction Company, Ltd.	60,700	90,544
Nagarjuna Fertilizers & Chemicals, Ltd. *	125,682	43,175
Nahar Spinning Mills, Ltd.	6,600	3,308
National Organic Chemical Industries, Ltd.	80,240	21,569
Navneet Publications India, Ltd.	30,000	28,411
NIIT Technologies, Ltd.	19,088	27,586
Nirma, Ltd.	27,700	60,083
Orchid Chemicals & Pharmaceuticals, Ltd.	20,218	38,260
Orient Paper & Industries, Ltd.	51,770	24,608
Oriental Bank of Commerce	23,428	74,559
Panacea Biotec, Ltd.	19,983	53,747
Patel Engineering Ltd	5,136	18,415
Patni Computer Systems, Ltd.	35,839	97,029
Petronet LNG, Ltd.	238,460	196,047
Pfizer, Ltd.	214	2,201
Polaris Software Lab, Ltd.	26,963	24,324
Polyplex Corp., Ltd.	1,700	4,193
PSL, Ltd.	10,200	16,205
PTC India, Ltd.	107,844	153,866
Punj Lloyd, Ltd.	14,269	43,553
Punjab Tractors, Ltd.	17,492	35,949
Rallis India, Ltd.	4,273	29,384
Raymond, Ltd.	13,115	29,364
REI Six Ten Retail, Ltd. *	1,547	36,491
Reliance Communications, Ltd.	421,673	1,982,643
Reliance Industries, Ltd., GDR (g)	121,583	6,249,366
Reliance Industries, Ltd.	4,100	104,391
Rolta India, Ltd.	48,650	116,918
Ruchi Soya Industries, Ltd.	61,975	35,350
Seamec, Ltd. *	10,845	8,606
Sicagen India, Ltd. *	6,851	591
Sical Logistics, Ltd. *	6,851	3,446
Sonata Software, Ltd.	29,000	9,703
South Indian Bank, Ltd.	25,367	29,817
SREI Infrastructure Finance, Ltd.	22,993	18,638
SRF, Ltd.	24,910	37,863
Sterlite Optical Technologies, Ltd.	16,753	22,188
Strides Arcolab, Ltd. *	8,709	16,146
Sundram Fasteners, Ltd.	17,700	6,195
Supreme Industries, Ltd.	7,790	18,278
Syndicate Bank, Ltd.	164,597	214,711
Tata Chemicals, Ltd.	56,208	191,128
Tata Investment Corp., Ltd.	6,431	28,776
Tata Metaliks, Ltd.	7,900	12,819
Tata Motors, Ltd., SADR (a)	26,000	115,700
Tata Motors, Ltd.	149,148	482,597
Tata Steel, Ltd.	83,128	371,728
Tata Tea, Ltd.	20,573	252,664
Teledata Marine Solutions *	23,474	16,502
Teledata Technology Solutions *	23,474	16,502
Torrent Pharmaceuticals, Ltd.	9,400	26,893
Trent, Ltd.	4,173	28,304
Tube Investments of India, Ltd.	75,410	56,017
TVS Motor Company, Ltd.	51,986	24,391
Unichem Laboratories, Ltd.	9,000	27,600
Union Bank of India, Ltd.	69,063	231,492
United Phosphorus, Ltd.	151,676	339,463
Usha Martin, Ltd.	64,955	37,428
Varun Shipping Company, Ltd.	66,246	62,169
Wockhardt, Ltd.	18,700	42,244
Zee Entertainment Enterprises, Ltd.	36,378	104,838
Zensar Technologies, Ltd.	6,485	10,454
Zuari Industries, Ltd.	9,200	31,503

		31,371,501
Indonesia - 1.88%
Astra Graphia Tbk PT	606,000	11,338
Astra International Tbk PT	2,336,500	2,296,322
Bakrie & Brothers Tbk PT *	5,347,000	24,528
Bakrieland Development Tbk PT *	10,608,000	71,159
Bank Danamon Indonesia Tbk PT	2,045,500	593,300
Bank Pan Indonesia Tbk PT *	5,073,000	273,838
Berlian Laju Tanker Tbk PT	2,353,500	125,622
Bhakti Investama Tbk PT	3,630,500	67,315
Budi Acid Jaya Tbk PT	1,493,000	18,002
Charoen Pokphand Indonesia Tbk PT *	2,559,000	104,660
Ciputra Surya Tbk PT *	896,000	13,156
Davomas Abadi Tbk PT *	2,465,000	13,376
Enseval Putera Megatrading Tbk PT	1,244,000	37,651
Global Mediacom Tbk PT *	550,000	9,142
Gudang Garam Tbk PT	348,000	137,076
Holcim Indonesia Tbk PT *	2,490,000	147,051
Indofood Sukses Makmur Tbk PT	5,312,500	461,054
Kalbe Farma Tbk PT	5,844,000	219,108
Kawasan Industri Jababeka Tbk PT *	6,349,500	29,759
Matahari Putra Prima Tbk PT	2,266,500	132,891
Medco Energi Internasional Tbk PT *	1,749,000	310,722
Mitra Adiperkasa Tbk PT	837,000	27,422
Panin Insurance Tbk PT *	1,544,000	21,148

The accompanying notes are an integral part of the financial statements.

71

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued (showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Indonesia (continued)
Panin Life Tbk PT *	$6,381,500	$49,381
Polychem Indonesia Tbk PT *	1,954,500	12,788
Ramayana Lestari Sentosa Tbk PT	2,048,000	94,668
Samudera Indonesia Tbk PT	58,500	14,007
Summarecon Agung Tbk PT	3,295,000	51,545
Suryainti Permata Tbk PT *	1,446,000	27,630
Timah Tbk PT	1,930,000	194,528
Trias Sentosa Tbk PT	2,019,500	32,115
Trimegah Securities Tbk PT	1,540,500	17,013
Tunas Ridean Tbk PT	949,000	66,849

		5,706,164
Israel - 2.51%
Africa-Israel Investments, Ltd.	7,270	58,053
Alvarion, Ltd. *	9,253	29,619
American Israeli Paper Mills, Inc. *	918	26,638
AudioCodes, Ltd. *	21,648	37,015
Azorim Investment Development & Construction Company, Ltd.	15,586	22,517
Bank Hapoalim, Ltd. *	1,073,266	2,312,507
Bank Leumi Le-Israel, Ltd.	1,105,544	2,323,680
Blue Square Israel, Ltd.	3,239	18,425
Clal Industries & Investments, Ltd.	53,773	116,949
Clal Insurance Enterprise Holdings, Ltd.	25,642	139,319
Delta Galil Industries, Ltd. *	3,488	4,268
Direct Insurance Financial Investments, Ltd.	16,135	10,181
Discount Investment Corp.	21,660	167,009
Electra, Ltd.	1,244	57,691
Elron Electronic Industries, Ltd. *	22,510	30,004
First International Bank of Israel, Ltd. - USD *	2,884	20,351
First International Bank of Israel, Ltd. *	44,364	61,115
Formula Systems, Ltd., GDR	3,500	22,855
Formula Systems, Ltd.	8,342	52,880
Frutarom Industries, Ltd.	4,161	26,126
Harel Insurance Investments, Ltd.	10,248	260,389
IDB Development Corp., Ltd.	14,985	122,790
Ituran Location & Control, Ltd.	2,562	18,434
Koor Industries, Ltd. *	5,490	58,583
Leader Holding & Investments, Ltd.	21,500	4,568
Menorah Mivtachim Holdings, Ltd. *	19,583	101,045
Migdal Insurance Holdings, Ltd.	304,288	321,534
Mivtach Shamir Holdings, Ltd. *	4,391	52,865
Oil Refineries, Ltd.	200,000	50,455
Orbotech, Ltd. *	15,238	61,257
Radvision, Ltd. *	2,526	13,086
Retalix, Ltd. *	22,035	131,914
Scailex Corp., Ltd.	16,565	133,717
Union Bank of Israel, Ltd. *	24,593	46,725
United Mizrahi Bank, Ltd.	135,445	699,781

		7,614,345
Malaysia - 4.63%
Affin Holdings BHD	715,700	313,571
AirAsia BHD *	799,300	200,411
AMDB BHD *	330,000	10,093
AMMB Holdings BHD	2,042,662	1,464,939
Ann Joo Resources BHD	48,000	16,454
Asas Dunia BHD *	24,000	4,162
Asia Pacific Land BHD *	282,100	20,442
Bandar Raya Developments BHD	240,800	71,329
Batu Kawan BHD	239,000	547,567
Berjaya Corp. BHD	1,312,300	228,789
Bolton BHD	177,100	36,341
Boustead Holdings BHD	324,100	322,022
Cahya Mata Sarawak BHD	241,600	79,304
Dijaya Corp. BHD	40,900	11,275
DNP Holdings BHD	15,000	3,001
DRB-Hicom BHD	798,300	167,907
Eastern & Oriental BHD *	70,400	8,810
Eastern Pacific Industrial Corp. BHD	155,600	40,606
ECM Libra Avenue BHD	516,600	59,455
EON Capital BHD	376,200	348,908
Esso Malaysia BHD	92,100	56,603
General Corp. BHD	222,500	41,716
Globetronics Technology BHD	952,200	41,386
Glomac BHD	231,300	33,172
Goldis BHD	163,200	56,601
Hap Seng Consolidated BHD	253,900	149,787
Hong Leong Credit BHD	275,700	317,476
Hong Leong Industries BHD	25,000	25,578
Hume Industries Malaysia BHD	112,800	102,493
Hunza Properties BHD	113,800	41,868
Hwang-DBS Malaysia BHD	105,200	32,294
IGB Corp. BHD	944,300	378,291
IJM Corp. BHD *	543,200	441,702
Insas BHD *	466,600	40,467
Integrated Logistics BHD	155,100	24,260
Jaks Resources BHD *	246,000	28,701
Jaya Tiasa Holdings BHD	63,945	34,729
K & N Kenanga Holdings BHD	323,600	38,449
Karambunai Corp. BHD *	1,978,300	31,672
Keck Seng BHD	148,200	124,723
Kian Joo Can Factory BHD	517,600	175,623
Kim Loong Resources BHD	29,400	12,799
KLCC Property Holdings BHD	595,000	482,051
KNM Group BHD	1,900,000	224,436
KPJ Healthcare BHD	97,000	71,746
KSL Holdings BHD	267,333	46,077
KUB Malaysia BHD *	534,400	40,548
Kulim Malaysia BHD	167,600	222,934
Kumpulan Hartanah Selangor BHD *	410,800	38,897
Kwantas Corp. BHD	56,000	27,808
Land & General BHD *	163,200	7,842
Landmarks BHD	83,000	21,007
LBS Bina Group BHD *	210,000	14,039
Leader Universal Holdings BHD	639,800	81,675
Lion Corp. BHD *	549,100	35,140
Lion Industries Corp. BHD	422,500	83,121
MAA Holdings BHD *	133,400	17,435
Malaysian Airline System BHD	188,000	166,784
Malaysian Plantations BHD	542,300	286,090
Malaysian Resources Corp. BHD	240,000	49,264
MBM Resources BHD	60,500	39,912

The accompanying notes are an integral part of the financial statements.

72

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued (showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Malaysia (continued)
Measat Global BHD *	$63,200	$19,111
Mega First Corp. BHD	163,700	38,420
MK Land Holdings BHD	632,500	29,511
MMC Corp. BHD	320,000	96,641
MNRB Holdings BHD	10,000	8,331
MTD ACPI Engineering BHD	141,900	14,015
Muhibbah Engineering M BHD *	120,000	34,570
Mulpha International BHD *	831,100	97,768
Naim Cendera Holdings, Ltd., Berhad	21,000	8,740
New Straits Times Press BHD	154,900	43,889
Nylex Malaysia BHD	77,700	15,546
Oriental Holdings BHD	281,300	402,506
OSK Holdings BHD	452,600	129,772
OSK Property Holdings Bhd	82,291	9,220
Padiberas Nasional BHD	364,500	126,723
Panasonic Manufacturing Malaysia BHD	48,200	144,879
PBA Holdings BHD	32,000	7,850
PJ Development Holdings BHD *	480,100	67,457
POS Malaysia & Services Holdings BHD	203,700	119,210
PPB Group BHD	624,100	1,682,379
Protasco BHD	172,400	29,398
Proton Holdings BHD	289,000	151,771
Ranhill BHD *	372,100	79,604
RHB Capital BHD	265,300	299,525
Sarawak Energy BHD	350,300	235,430
Scientex, Inc. BHD	51,000	13,947
Scomi Group BHD	730,000	71,276
Selangor Dredging BHD	326,900	36,934
Shangri-La Hotels BHD	101,900	48,692
Shell Refining Company Federation of Malaya BHD	161,700	378,882
SHL Consolidated BHD	172,300	74,697
Southern Steel BHD	36,000	13,790
Sunway City BHD *	265,700	134,917
Sunway Holdings, Inc. BHD *	449,000	92,630
Suria Capital Holdings BHD	286,100	69,346
Symphony House BHD	70,840	3,695
TA Enterprise BHD	879,500	161,993
Tan Chong Motor Holdings BHD	507,300	170,608
TDM BHD	160,500	53,561
Tebrau Teguh BHD *	316,000	38,245
TH Group BHD	269,200	54,462
Time.com BHD *	1,035,600	73,950
Tradewinds Malaysia BHD	57,000	49,683
Tronoh Consolidated M Berhad	227,600	58,247
Unisem M BHD	405,100	82,332
United Malacca BHD	65,200	108,508
V.S. Industry BHD	166,770	58,538
WTK Holdings BHD *	268,500	56,394
YNH Property Berhad	260,606	85,350

		14,025,525
Mexico - 9.22%
Alfa SA de CV	425,200	905,759
Alsea SAB de CV *	259,350	116,299
Cemex SA de CV, SADR * (a)	596,966	5,456,269
Coca-Cola Femsa SAB de CV, SADR	26,500	1,153,015
Consorcio ARA SA de CV	421,300	159,716
Corp Moctezuma SAB de CV	332,800	516,677
Corp. GEO SA de CV, Series B *	376,374	423,976
Embotelladoras Arca SA de CV	307,866	544,660
Empresas ICA SA de CV, SADR *	120,824	809,521
Empresas ICA Sociedad Controladora SA de CV *	46,900	77,385
Fomento Economico Mexicano SA de CV, SADR	240,775	7,254,551
GMD Resorts SAB de CV *	68,200	29,007
Gruma SA de CV, SADR *	43,786	87,572
Gruma SA de CV *	19,921	10,069
Grupo Aeroportuario del Pacifico SA de CV, Series B, SADR	42,700	982,954
Grupo Aeroportuario del Sureste SA de CV, SADR	28,167	1,052,882
Grupo Aeroportuario del Sureste SA de CV	28,700	107,020
Grupo Carso SA de CV	662,300	1,745,601
Grupo Cementos de Chihuahua SA de CV	35,500	76,391
Grupo Continential SA de CV	373,600	617,788
Grupo Financiero Banorte SA de CV	306,500	553,309
Grupo Industrial Maseca SA de CV	53,900	34,251
Grupo Industrial Saltillo SA de CV *	94,000	33,939
Grupo Kuo SA de CV *	164,000	49,738
Grupo Mexicano de Desarrollo, SAB *	68,200	68,946
Grupo Mexico SA	2,040,642	1,311,457
Grupo Simec SAB de CV *	192,500	316,930
Industrias CH SA de CV *	336,700	848,527
Organizacion Soriana SA de CV *	973,700	2,007,375
Qualitas Compania de Seguros SA de CV *	258,200	69,917
Urbi Desarrollos Urbanos SA de CV *	258,200	352,383
Vitro SA de CV, SADR (a)	90,856	158,089

		27,931,973
Philippines - 0.58%
Ayala Corp.	34,000	153,658
DMCI Holdings, Inc.	1,044,000	60,022
Empire East Land Holdings, Inc. *	2,990,000	21,524
Filinvest Development Corp.	730,000	11,752
Filinvest Land, Inc.	14,138,500	120,280
First Philippine Holdings Corp. *	405,200	134,769
Megaworld Corp.	10,143,800	148,262
Metropolitan Bank & Trust Company	802,400	402,299
Philippine National Bank *	147,300	44,954
Rizal Commercial Banking Corp.	431,000	90,531
Robinsons Land Corp.	1,256,000	132,097
Security Bank Corp.	144,400	77,072
Union Bank of Philippines	214,600	99,034
Universal Robina Corp.	1,128,500	139,793
Vista Land & Lifescapes, Inc.	5,803,000	128,339

		1,764,386
Poland - 2.66%
Agora SA	42,379	232,313
Bank BPH SA *	9,909	118,862
Barlinek SA *	1,279	827
Bioton SA *	1,013,637	68,783
Boryszew SA *	21,543	15,351

The accompanying notes are an integral part of the financial statements.

73

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued (showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Poland (continued)
Ciech SA	13,483	$107,351
Computerland SA *	10,584	91,034
Debica SA	7,768	99,595
Dom Development SA	4,443	30,823
Echo Investment SA *	249,879	182,235
Elstar Oils SA *	66,143	84,069
Emperia Holding SA	2,613	45,509
Fabryka Kotlow Rafako SA *	38,508	37,804
Fabryki Mebli Forte SA *	23,417	36,238
Farmacol SA *	11,755	112,486
Firma Chemiczna Dwory SA *	589,317	87,959
Getin Holding SA *	242,035	410,023
Grupa Kety SA	10,569	215,040
Grupa Lotos SA *	51,180	207,249
Impexmetal SA	74,050	35,933
KGHM Polska Miedz SA	112,119	1,069,774
Koelner SA *	8,726	24,182
Kredyt Bank SA	48,880	188,779
MNI SA *	58,918	43,281
Mostostal-Export SA *	22,710	14,347
Netia SA *	270,254	219,477
Orbis SA	32,410	357,167
Pekaes SA	6,380	19,394
Pfleiderer Grajewo SA	3,224	7,395
Polnord SA *	10,463	103,969
Polski Koncern Miesny Duda SA *	84,749	34,468
Polski Koncern Naftowy Orlen SA	310,483	2,704,938
Przedsiebiorstwo Eksportu i Importu Kopex SA *	6,797	23,771
Softbank SA	55,652	892,888
Stalexport Autostrady SA *	151,027	95,766
Zelmer SA	4,751	39,380

		8,058,460
South Africa - 12.19%
ABSA Group, Ltd.	97,264	1,144,440
Aeci, Ltd.	99,506	549,612
Afgri, Ltd.	325,138	210,425
African Bank Investments, Ltd.	397,556	1,107,581
Allied Electronics Corp., Ltd.	37,768	91,890
Argent Industrial, Ltd.	72,205	66,478
Aveng, Ltd.	228,759	763,329
Barloworld, Ltd.	160,956	732,432
Bell Equipment, Ltd.	34,158	53,528
Caxton & CTP Publishers & Printers, Ltd.	180,842	229,183
Ceramic Industries, Ltd.	1,970	17,037
DataTec, Ltd. *	169,621	301,879
Drdgold, Ltd.	149,993	87,885
Enaleni Pharmaceuticals, Ltd. *	242,238	60,239
Eqstra Holdings, Ltd. *	89,724	81,340
Freeworld Coatings, Ltd.	94,081	65,795
Gijima Ast Group, Ltd.	338,992	17,684
Gold Fields, Ltd., SADR	586,000	5,818,980
Gold Fields, Ltd.	3,784	37,723
Grindrod, Ltd.	220,411	365,964
Harmony Gold Mining Company, Ltd., SADR * (a)	325,894	3,575,057
Hulamin, Ltd.	57,718	82,679
Iliad Africa, Ltd. *	122,270	88,635
Imperial Holdings, Ltd.	172,740	1,123,215
Investec, Ltd.	202,057	922,713
JD Group, Ltd.	173,667	691,670
Kap International Holdings, Ltd. *	189,283	35,775
Lewis Group, Ltd.	81,017	420,550
Medi-Clinic Corp., Ltd.	249,515	551,838
Metair Investments, Ltd.	163,437	102,278
Metropolitan Holdings, Ltd.	543,152	637,023
Mittal Steel South Africa, Ltd.	181,714	1,752,263
Mondi, Ltd.	134,773	492,760
Mustek, Ltd.	76,041	21,524
Mvelaphanda Group, Ltd.	197,034	105,329
Nampak, Ltd. *	573,630	820,143
Nedbank Group, Ltd.	196,479	2,032,293
Nu-World Holdings, Ltd. *	19,436	21,094
Omnia Holdings, Ltd.	13,984	76,750
Peregrine Holdings, Ltd.	77,556	69,860
PSG Group, Ltd.	96,332	140,894
Sanlam, Ltd.	2,122,424	3,901,458
Sappi, Ltd., SADR	151,561	592,603
Simmer and Jack Mines, Ltd. *	200,292	44,630
Standard Bank Group, Ltd.	551,134	4,972,661
Steinhoff International Holdings, Ltd. *	1,039,140	1,410,682
Super Group, Ltd. *	300,107	54,675
Telkom SA, Ltd., SADR (a)	3,000	148,740
Tiger Wheels, Ltd. * (i)	32,678	0
Trans Hex Group, Ltd.	70,871	20,553
Trencor, Ltd.	77,610	164,441
Value Group, Ltd.	178,661	52,178

		36,930,388
South Korea - 12.01%
Aekyung Petrochemical Company, Ltd. *	1,660	19,107
Asia Cement Company, Ltd. *	1,260	39,903
Asia Paper Manufacturing Company, Ltd. *	1,600	7,041
Asiana Airlines *	44,600	125,301
BNG Steel Comapny, Ltd. *	1,870	6,297
Bookook Securities Company, Ltd.	2,100	25,475
Boryung Pharmaceutical Company, Ltd. *	1,198	18,908
BYC Company, Ltd. *	240	26,151
Byucksan Corp. *	1,580	8,849
Byucksan Engineering & Construction Company, Ltd. *	7,600	12,713
C. & Woobang Construction Company, Ltd. *	7,230	1,659
Cheil Industries, Inc. *	15,330	498,150
Choil Aluminum Manufacturing Company, Ltd. *	1,630	6,780
Chokwang Leather Company, Ltd. *	2,200	8,580
Chong Kun Dang Pharm Corp. *	2,310	29,803
Choongwae Pharma Corp. *	1,236	8,904
Chosun Refractories Company, Ltd. *	650	40,273
Chungho Comnet Company, Ltd. *	2,270	14,753
CJ Corp. *	8,985	292,049
Dae Chang Industrial Company, Ltd. *	26,000	7,934
Dae Dong Industrial Company, Ltd. *	1,800	21,376
Dae Han Flour Mills Company, Ltd. *	500	45,744
Dae Won Kang Up Company, Ltd. *	15,000	21,065
Daeduck Electronics Company, Ltd. *	15,400	42,447

The accompanying notes are an integral part of the financial statements.

74

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued (showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

South Korea (continued)
Daeduck GDS Company, Ltd. *	5,010	$20,025
Daegu Bank *	76,570	416,547
Daehan Steel Co., Ltd. *	1,850	88,311
Daehan Synthetic Fiber Company, Ltd. *	429	21,167
Daekyo Company, Ltd.	24,600	96,671
Daelim Industrial Company, Ltd. *	8,751	319,999
Daelim Trading Company, Ltd. *	1,417	4,788
Daesang Corp. *	3,500	16,379
Daesung Industrial Company, Ltd. *	900	47,590
Daewoo Engineering & Construction Company, Ltd. *	33,660	243,443
Daewoo Motor Sales Corp. *	11,050	61,211
Daewoong Company, Ltd.	620	8,142
Dahaam E-Tec Company, Ltd. *	300	6,834
Daishin Securities Company, Ltd.	28,790	322,005
Daiyang Metal *	4,090	4,725
Daou Technology, Inc. *	12,600	43,845
DI Corp. *	12,000	9,248
Digital Power Communications Company, Ltd. *	13,000	7,637
Dong Ah Tire & Rubber Company, Ltd. *	2,240	13,421
Dong Su Industrial Company, Ltd. *	9,640	52,827
Dong Wha Pharmaceutical Industrial Company, Ltd.	2,710	67,889
Dongbang Transport Logistics Company, Ltd. *	5,500	9,745
Dongbu Corp. *	6,900	31,539
Dongbu Hannong Chemicals Company, Ltd. *	9,400	28,914
Dongbu Securities Company, Ltd.	8,150	30,092
Dongbu Steel Company, Ltd. *	7,360	42,902
Dong-Il Corp. *	356	14,464
Dongil Rubber Belt Company, Ltd. *	6,339	8,218
Dongkuk Steel Mill Company, Ltd. *	22,630	499,240
Dongwon F & B Company, Ltd. *	870	19,355
Dongyang Engineering & Construction Corp. *	690	6,181
Dongyang Mechatronics Corp. *	5,623	11,961
Doosan Industrial Development Company, Ltd. *	29,260	123,609
DPI Holdings Company, Ltd. *	5,790	22,748
En Paper Manufacturing Company, Ltd. *	10,150	14,955
F&F Company, Ltd. *	4,900	11,793
Fursys, Inc. *	2,840	45,997
Gaon Cable Company, Ltd. *	730	10,748
Global & Yuasa Battery Company, Ltd. *	3,500	43,700
GS Holdings Corp. *	19,050	416,914
Gwangju Shinsegae Company, Ltd. *	200	16,211
H.S. R & A Company, Ltd. *	2,200	9,279
Hae In Corp. *	1,756	5,424
Halla Engineering & Construction Corp. *	3,230	22,834
Han Kuk Carbon Co., Ltd. *	16,350	63,887
Hana Financial Group, Inc.	61,520	979,988
Handok Pharmaceuticals Company, Ltd.	1,000	9,215
Handsome Company, Ltd. *	7,260	46,034
Hanil Cement Manufacturing Company, Ltd. *	3,351	174,927
Hanil Construction Company, Ltd. *	3,058	12,098
Hanil E-Wha Company, Ltd. *	6,200	6,425
Hanjin Heavy Industries & Construction Holdings Company, Ltd. *	6,430	62,502
Hanjin Shipping Company, Ltd. *	39,960	591,867
Hanjin Transportation Company, Ltd. *	4,710	138,014
Hankook Cosmetics Company, Ltd. *	6,400	13,824
Hankook Tire Company, Ltd. *	55,950	690,958
Hankuk Electric Glass Company, Ltd. *	1,800	32,855
Hankuk Glass Industries, Inc. *	1,970	31,734
Hankuk Paper Manufacturing Company, Ltd. *	1,520	37,009
Hanmi Capital Company, Ltd. *	5,310	15,007
Hanshin Construction Company, Ltd. *	3,090	34,303
Hansol Chemical Company, Ltd. *	2,900	12,135
Hansol Paper Company, Inc. *	12,950	107,906
Hanssem Company, Ltd. *	3,800	20,470
Hanwha Chem Corp. *	45,196	221,065
Hanwha Securities Company, Ltd.	23,992	104,168
Hanwha Timeworld Company, Ltd. *	2,650	22,548
Hanyang Securities Company, Ltd.	2,430	15,338
Heung-A Shipping Company, Ltd. *	6,660	5,472
Honam Petrochemical Corp. *	8,859	371,932
Hotel Shilla Company, Ltd. *	19,080	198,826
Husteel Company, Ltd. *	2,300	27,233
Hwa Shin Company, Ltd. *	14,700	15,780
Hwa Sung Industrial Company, Ltd. *	2,730	11,799
Hwacheon Machine Tool Company, Ltd. *	940	16,560
Hynix Semiconductor, Inc. *	79,990	438,411
Hyosung Corp. *	11,560	361,215
Hyundai Cement Company, Ltd. *	2,010	21,256
Hyundai Department Store Company, Ltd. *	2,000	102,348
Hyundai DSF Company, Ltd. *	2,300	11,611
Hyundai Elevator Company, Ltd. *	881	46,026
Hyundai H & S Company, Ltd. *	2,797	124,251
Hyundai Hysco Company, Ltd. *	22,100	133,896
Hyundai Mipo Dockyard *	5,453	603,156
Hyundai Motor Company, Ltd. *	87,706	2,806,353
Hyundai Pharmaceutical Industrial Company, Ltd.	15,500	26,113
Hyundai Securities Company, Ltd.	82,965	656,899
Hyundai Steel Company *	22,960	708,077
Il Dong Pharmaceutical Company, Ltd.	710	14,259
Iljin Diamond Company, Ltd. *	661	4,060
Iljin Electric, Ltd. *	3,211	6,961
Ilshin Spinning Company, Ltd. *	370	18,417
Ilsung Pharmaceutical Company, Ltd. *	990	57,314
Inzi Controls Company, Ltd. *	6,050	10,523
Isu Chemical Company, Ltd. *	1,700	14,636
Jahwa Electronics Company, Ltd. *	4,300	12,153
Jeil Mutual Savings Bank	1,820	3,672
Jeil Pharmaceutical Co. *	6,510	31,156
Jeonbuk Bank, Ltd. *	21,045	95,427
Joongang Construction Company, Ltd. *	1,260	3,919
KC Tech Company, Ltd. *	8,369	15,777
KCC Corp.	2,782	649,777
KCTC *	1,530	13,948
Keangnam Enterprises, Ltd. *	3,358	22,010
Keyang Electric Machinery Company, Ltd. *	13,000	12,805
KG Chemical Corp. *	5,600	21,466
Kia Motors Corp. *	97,670	519,304
KISCO Corp. *	2,571	63,277
Kiswire, Ltd. *	4,240	112,418

The accompanying notes are an integral part of the financial statements.

75

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued (showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

South Korea (continued)
Kolon Engineering & Construction Company, Ltd. *	3,900	$19,667
Kolon Industries, Inc. *	7,200	142,101
Korea Airport Service Company, Ltd. *	760	16,396
Korea Cast Iron Pipe Industries Company, Ltd.	5,500	10,728
Korea Circuit Company, Ltd. *	5,300	7,494
Korea Development Corp. *	3,750	17,824
Korea Development Financing Corp.	930	19,976
Korea Electric Terminal Company, Ltd.	1,300	11,489
Korea Exchange Bank *	133,670	688,296
Korea Flange Company, Ltd. *	4,810	25,135
Korea Investment Holdings Company, Ltd.	24,200	471,643
Korea Iron & Steel Company, Ltd. *	778	22,561
Korea Kumho Petrochemical Company, Ltd. *	6,110	91,748
Korea Line Corp. *	4,217	228,601
Korea Mutual Savings Bank	1,980	22,528
Korea Polyol Company, Ltd.	887	23,808
Korea Zinc Company, Ltd. *	5,179	308,895
Korean Air Lines Company, Ltd. *	20,630	635,882
Korean Petrochemical Industrial Company, Ltd. *	2,430	40,169
KP Chemical Corp. *	27,370	99,986
KT Freetel Company, Ltd. *	49,600	1,242,783
KTB Network Corp. *	19,730	51,687
Kukdo Chemical Company, Ltd. *	1,000	17,784
Kumho Electric Company, Ltd. *	3,240	60,161
Kumho Industrial Company, Ltd. *	9,700	102,727
Kumho Investment Bank	60,370	28,343
Kumho Tire Company, Inc. *	20,600	74,855
Kumkang Industrial Company, Ltd. *	1,400	8,620
Kunsul Chemical Industrial Company, Ltd. *	1,970	16,110
Kwang Dong Pharmaceutical Company, Ltd. *	31,970	69,123
Kyeryong Construction Industrial Company, Ltd. *	2,510	32,718
Kyobo Securities Company, Ltd.	12,050	74,768
Kyung Nong Corp.	9,470	26,073
Kyungbang, Ltd. *	480	23,647
Lee Ku Industrial Company, Ltd. *	8,395	5,497
LG Chem, Ltd. *	3,635	209,247
LG Dacom Corp. *	20,260	325,113
LG Display Company, Ltd., ADR *	152,600	1,263,528
LG International Corp. *	10,930	129,896
Lotte Chilsung Beverage Company, Ltd. *	431	330,435
Lotte Confectionery Company, Ltd. *	400	417,818
Lotte Midopa Company, Ltd. *	10,660	55,184
Lotte Samkang Company, Ltd. *	343	41,035
Lotte Shopping Company, Ltd. *	5,616	953,481
Manho Rope & Wire, Ltd.	1,350	11,914
Meritz Investment Bank *	31,951	16,108
Meritz Securities Company, Ltd.	137,010	99,775
Moorim Paper Company, Ltd. *	5,200	37,978
Namyang Dairy Products Company, Ltd. *	371	139,561
Nexen Corp. *	1,160	13,953
Nexen Tire Corp. *	16,240	26,776
NH Investment & Securities Company, Ltd.	9,970	52,547
Nong Shim Holdings Company, Ltd. *	1,410	65,323
On*Media Corp. *	31,760	48,861
Pacific Corp. *	2,181	184,641
Pang Rim Company, Ltd.	910	7,751
PaperCorea, Inc. *	2,800	15,007
Pohang Coated Steel Company, Ltd. *	1,300	17,645
Poonglim Industrial Company, Ltd. *	3,790	7,804
Poongsan Corp. *	1,272	9,345
Poongsan Corp. *	6,767	39,985
Pulmuone Company, Ltd. *	686	30,782
Pumyang Construction Company, Ltd. *	970	10,174
Pusan Bank *	76,060	360,757
Pusan City Gas Company, Ltd. *	3,100	44,211
S&T Corp. *	2,660	12,478
S&T Dynamics Company, Ltd. *	10,410	74,855
Saehan Industries, Inc. *	15,310	74,765
Saehan Media Company, Ltd. *	4,273	4,017
Sam Kwang Glass Industrial Company, Ltd. *	750	11,841
Sam Lip General Foods Company, Ltd. *	2,300	12,622
Sam Young Electronics Company, Ltd. *	2,950	19,898
Sam Yung Trading Company, Ltd. *	4,300	9,456
Sambu Construction Company, Ltd. *	1,224	15,737
Samhwa Paint Industrial Company, Ltd. *	5,090	11,918
Samick Musical Instruments Company, Ltd. *	8,450	3,599
Samick THK Company, Ltd. *	6,800	8,406
Samjin Pharmaceutical Company, Ltd. *	3,576	25,616
Samsung Card Company, Ltd. *	8,990	267,422
Samsung Corp. *	38,740	1,252,001
Samsung Fine Chemicals Company, Ltd. *	7,370	229,784
Samsung SDI Company, Ltd. *	17,600	782,616
Samwhan Corp. *	1,400	9,537
Samyang Corp. *	2,080	51,689
Samyang Genex Company, Ltd. *	930	50,725
Samyang Tongsang Company, Ltd. *	1,360	20,509
Savezone I & C Corp. *	16,880	13,834
Seah Besteel Corp. *	7,910	106,975
SeAH Holdings Corp. *	1,010	52,770
SeAH Steel Corp. *	770	27,284
Sebang Company, Ltd. *	5,920	49,725
Sejong Industrial Company, Ltd. *	4,700	11,488
Seoul Securities Company, Ltd.	81,640	66,685
Sgwicus Corp. *	8,400	7,866
SH Chemical Company, Ltd. *	30,567	10,514
Shin Poong Pharmaceutical Company, Ltd. *	1,870	28,469
Shinhan Engineering & Construction Company, Ltd. *	2,606	24,025
Shinhan Financial Group Company, Ltd., SADR *	59,428	2,802,624
Shinheung Securities Company, Ltd.	3,800	39,565
Shinil Engineering Company, Ltd. *	3,180	10,748
Shinsegae Engineering & Construction Company, Ltd. *	700	7,718
Shinsung ENG Company, Ltd. *	1,950	4,273
Shinsung Engineering & Construction Company, Ltd. *	2,678	3,071
Shinsung FA Company, Ltd. *	1,950	4,072
Shinyoung Securities Company, Ltd.	2,636	49,976
Silla Company, Ltd. *	3,180	30,965
Sindo Ricoh Company, Ltd. *	2,840	123,514

The accompanying notes are an integral part of the financial statements.

76

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued (showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

South Korea (continued)
SJM Company, Ltd. *	5,800	$14,990
SK Chemicals Company, Ltd. *	11,030	243,292
SK Corp. *	18,186	1,398,016
SK Gas Company, Ltd. *	2,870	109,437
SKC Company, Ltd. *	11,060	142,316
SL Corp.	3,400	7,102
Solomon Mutual Savings Bank	3,600	7,194
Ssangyong Cement Industrial Company, Ltd. *	20,770	112,002
Ssangyong Motor Company, Ltd. *	26,890	21,032
Suheung Capsule Company, Ltd. *	2,800	11,496
Sung Bo Chemicals Company, Ltd. *	950	15,514
Sung Chang Enterprise Company, Ltd. *	1,750	27,444
Sungjee Construction Company, Ltd. *	1,400	6,224
Sungshin Cement Company, Ltd. *	5,760	18,639
Sunjin Company, Ltd. *	1,260	17,219
Tae Kyung Industrial Company, Ltd. *	10,000	29,273
Taegu Department Store Company, Ltd.	2,700	17,408
Taekwang Industrial Company, Ltd. *	244	198,950
Taeyoung Engineering & Construction, Ltd. *	27,450	95,508
Taihan Electric Wire Company, Ltd. *	5,590	81,038
Taihan Textile Company, Ltd. *	290	4,834
Tailim Packaging Industrial Company, Ltd. *	30,000	14,510
Telcoware Company, Ltd. *	3,800	18,328
Tong Yang Investment Bank	49,700	247,515
Trybrands, Inc. *	3,528	5,865
TS Corp. *	980	40,478
Uangel Corp. *	3,800	17,207
Unid Company, Ltd. *	1,200	28,247
Union Steel Company, Ltd. *	2,980	34,798
Wiscom Company, Ltd.	3,760	10,438
Woongjin Holdings Company, Ltd. *	2,860	18,203
Woori Investment & Securities Company, Ltd.	50,860	521,336
Yesco Company, Ltd. *	1,950	40,393
Yoosung Enterprise Company, Ltd. *	6,200	8,564
Youlchon Chemical Company, Ltd. *	9,090	51,342
Young Poong Paper Manufacturing Company, Ltd. *	650	9,757
Youngone Corp. *	23,530	119,264
Yuhwa Securities Company, Ltd.	3,410	33,520

		36,414,362
Taiwan - 11.32%
Accton Technology Corp. *	289,000	77,360
Achem Technology Corp.	103,000	36,352
AGV Products Corp. *	228,505	48,431
Ampoc Far-East Company, Ltd.	86,993	18,438
AmTRAN Technology Company, Ltd.	170,000	54,148
Arima Communication Corp. *	129,000	19,647
Arima Computer Corp. *	229,926	21,159
Arima Optoelectronics Corp. *	85,000	10,688
Asia Polymer Corp.	111,000	50,395
Asia Vital Components Company, Ltd.	87,870	36,140
AU Optronics Corp. ADR (a)	445,200	3,419,136
Audix Corp.	81,200	26,520
Avision, Inc.	77,751	17,381
Bank of Kaohsiung, Ltd.	201,760	43,095
Basso Industry Corp.	71,000	34,775
Behavior Technology Computer Corp. *	103,400	5,898
BenQ Corp.	339,000	67,774
BES Engineering Corp.	770,700	152,233
Biostar Microtech International Corp.	85,280	19,001
C Sun Manufacturing, Ltd.	83,480	23,051
Carnival Industrial Corp. *	198,000	25,106
Cathay Chemical Works, Inc.	93,000	20,864
Cathay Real Estate Development Company, Ltd.	563,000	125,513
Central Reinsurance Company, Ltd.	209,422	48,920
Chain Qui Development Company, Ltd.	75,000	26,065
Champion Building Materials Comapny, Ltd.	182,700	47,165
Chang Hwa Commercial Bank, Ltd.	2,683,000	1,056,032
Charoen Pokphand Enterprise Company, Ltd.	5,000	1,760
Cheng Loong Corp.	536,000	111,711
Chenming Mold Industrial Corp.	132,709	35,399
Chi Mei Optoelectronics Corp.	2,836,400	938,580
Chia Hsin Cement Corp. *	301,457	117,946
Chien Shing Stainless Steel Company, Ltd. *	199,000	20,917
Chilisin Electronics Corp.	96,900	21,407
China Airlines, Ltd. *	989,680	231,488
China Chemical & Pharmaceutical Company, Ltd.	129,000	54,285
China Development Financial Holdings Corp.	6,601,287	1,473,248
China Electric Manufacturing Corp.	175,000	52,607
China General Plastics Corp. *	140,000	32,268
China Glaze Company, Ltd.	109,203	22,864
China Life Insurance Company, Ltd. *	39,000	14,324
China Manmade Fibers Corp.	604,000	79,718
China Metal Products Company, Ltd.	77,000	41,173
China Motor Company, Ltd.	427,125	113,994
China Petrochemical Development Corp. *	1,083,320	207,157
China Steel Structure Company, Ltd.	94,000	37,990
China Wire & Cable Company, Ltd. *	110,000	17,489
Chin-Poon Industrial Company, Ltd.	285,000	85,871
Chun Yu Works & Company, Ltd.	155,000	35,560
Chun Yuan Steel Industrial Company, Ltd.	308,568	88,817
Chung Hung Steel Corp.	160,000	50,096
Chung Hwa Pulp Corp.	273,000	76,371
Chunghwa Picture Tubes, Ltd.	4,331,000	444,022
CMC Magnetics Corp. *	1,823,000	289,369
Collins Company, Ltd. *	130,200	28,458
Compeq Manufactuing Company, Ltd.	556,000	76,028
Continental Engineering Corp.	412,000	111,415
Da-Cin Construction Company, Ltd.	218,000	80,113
Delpha Construction Company, Ltd. *	181,000	15,443
D-Link Corp.	252,960	178,590
E.Sun Financial Holding Company, Ltd.	2,228,720	598,743
Eastern Media International Corp.	624,049	72,738
Eclat Textile Company, Ltd.	92,700	26,747
Edom Technology Company, Ltd.	71,000	13,267
Elite Material Company, Ltd.	117,798	18,167
Elitegroup Computer Systems Company, Ltd.	570,793	105,546
Enlight Corp.	163,769	2,405
Eternal Chemical Company, Ltd.	279,400	137,967
EVA Airways Corp. *	996,000	229,678
Everest Textile Company, Ltd.	230,000	31,014

The accompanying notes are an integral part of the financial statements.

77

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued (showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Taiwan (continued)
Evergreen Marine Corp.	790,000	$373,751
Everlight Chemical Industrial Corp.	171,000	51,095
Everspring Industry Company, Ltd. *	138,000	21,546
Evertop Wire Cable Corp. *	147,414	19,045
Excel Cell Electronic Company, Ltd.	34,000	8,631
Far Eastern Department Stores Company, Ltd.	342,000	195,147
Far Eastern International Bank *	967,000	168,880
Federal Corp.	234,598	75,976
First Copper Technology Company, Ltd.	104,000	17,590
First Insurance Company, Ltd.	122,475	24,015
Formosa Taffeta Company, Ltd.	579,000	301,649
Formosan Rubber Group, Inc.	235,000	85,514
Formosan Union Chemical *	160,336	49,353
FU I Industrial *	202,000	44,282
Fwusow Industry Company, Ltd.	101,970	23,849
Gigabyte Technology Company, Ltd.	450,000	161,440
Gigastorage Corp. *	146,000	12,045
Gold Circuit Electronics, Ltd.	301,800	64,462
Goldsun Development & Construction Company, Ltd.	732,175	209,518
Gordon Auto Body Parts Company, Ltd.	50,181	10,452
Grand Pacific Petrochemical Corp. *	285,000	40,254
Great China Metal Industry Company, Ltd.	90,000	33,990
GTM Corp.	113,000	27,527
Hey Song Corp.	219,000	66,234
Hitron Technology, Inc. *	45,000	8,379
Ho Tung Chemical Corp. *	308,000	73,676
Hocheng Group Corp. *	229,500	45,298
Hold-Key Electric Wire & Cable Company, Ltd. *	138,000	20,926
Hong TAI Electric Industrial	164,000	44,669
Hsin Kuang Steel Co Ltd	66,000	27,843
Hsing TA Cement Company, Ltd.	232,000	56,897
Hua Eng Wire & Cable Company, Ltd.	333,000	52,097
Hung Ching Development Company, Ltd.	166,000	21,355
Hung Sheng Construction Company, Ltd.	287,000	72,063
Hwa Fong Rubber Company, Ltd. *	77,770	19,302
Ichia Technologies, Inc.	293,180	62,547
International Semiconductor Technology, Ltd. *	143,000	17,075
Inventec Company, Ltd.	1,115,100	315,971
Jui Li Enterprise Company, Ltd.	66,950	10,733
K Laser Technology, Inc.	82,214	25,201
Kang Na Hsiung Enterprise Company, Ltd.	79,000	31,606
Kao Hsing Chang Iron & Steel Corp. *	447,000	67,640
Kaulin Manufacturing Company, Ltd.	75,710	25,665
KEE TAI Properties Company, Ltd.	85,430	17,348
Kenda Rubber Industrial Company, Ltd. *	550	241
Kindom Construction Company, Ltd.	194,000	43,352
King Yuan Electronics Company, Ltd.	540,378	119,361
King’s Town Bank *	581,000	102,895
Kinpo Electronics, Inc.	805,269	149,628
Kwong Fong Industries Corp. *	231,000	32,748
Lan Fa Textile Company, Ltd.	169,781	25,748
Lead Data, Inc. *	182,000	10,783
Lealea Enterprise Company, Ltd. *	322,350	39,547
LEE CHI Enterprises Company, Ltd.	118,000	28,529
Leofoo Development Company, Ltd. *	86,000	33,307
Li Peng Enterprise Company, Ltd. *	292,864	28,172
Lien Hwa Industrial Corp.	324,316	115,430
Lingsen Precision Industries, Ltd.	146,178	26,717
Lite-On Technology Corp.	1,324,590	871,672
Long Bon Development Company, Ltd.	258,601	49,762
Long Chen Paper Company, Ltd. *	229,797	42,881
Lucky Cement Corp.	167,000	30,764
Macronix International Company, Ltd.	2,123,535	564,461
Mega Financial Holding Company, Ltd.	5,978,000	2,108,442
Meiloon Industrial Company, Ltd.	103,048	22,425
Mercuries & Associates, Ltd.	243,600	75,634
Mercuries Data Systems, Ltd. *	204,000	41,396
Microelectronics Technology	94,000	35,223
Micro-Star International Company, Ltd.	552,173	266,998
Mitac International	778,956	281,118
Mitac Technology Corp.	221,000	96,640
Mobiletron Electronics Company, Ltd.	56,000	15,625
Mustek Systems, Inc. *	73,179	4,066
Namchow Chemical Industrial Company, Ltd. *	180,000	27,158
Nanya Technology Corp. *	1,882,864	349,223
Nien Hsing Textile Company, Ltd.	259,000	64,507
Optimax Technology Corp. *	285,000	7,260
Oriental Union Chemical Corp.	311,000	131,689
Pacific Construction Company, Ltd. *	160,000	9,974
Pan Jit International, Inc.	100,978	36,664
Phihong Technology Company, Ltd.	148,919	35,488
Phoenix Precision Technology Corp.	440,997	108,517
Prince Housing Development Corp.	412,000	60,230
Prodisc Technology, Inc. * (i)	762,000	0
Quintain Steel Company, Ltd. *	164,000	24,144
Radium Life Tech Company, Ltd.	150,000	45,197
Ralec Electronic Corp.	39,000	18,178
Reward Wool Industry Corp.	186,000	21,880
Rexon Industrial Corp., Ltd. *	80,000	7,559
Ritek Corp. *	1,544,000	205,101
Sampo Corp. *	581,000	72,215
Sanyang Industrial Company, Ltd.	353,924	66,936
SDI Corp.	68,000	22,333
Sesoda Corp.	750	573
Sheng Yu Steel Company, Ltd.	110,000	64,361
Shin Kong Financial Holding Company, Ltd.	2,342,398	642,039
Shinkong Insurance Company, Ltd.	180,621	52,118
Shinkong Spinning Company, Ltd.	61,000	25,556
Shinkong Synthetic Fibers Corp.	675,000	93,444
Shuttle, Inc.	122,000	24,354
Sigurd Microelectronics Corp.	171,293	36,659
Silicon Integrated Systems Corp. *	1,008,000	146,139
Sinon Corp.	164,000	41,821
SinoPac Holdings Company, Ltd.	4,396,000	970,904
Sintek Photronic Corp. *	252,780	32,813
Siward Crystal Technology Company, Ltd.	61,156	16,598
Solomon Technology Corp. *	97,900	19,398
Southeast Cement Company, Ltd.	295,000	83,307
Spirox Corp.	78,912	25,283
Stark Technology, Inc.	57,000	17,875
Sunplus Technology Company, Ltd.	271,945	109,829

The accompanying notes are an integral part of the financial statements.

78

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued (showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Taiwan (continued)
Ta Chen Stainless Pipe Company, Ltd.	303,000	$112,571
Ta Chong Bank, Ltd. *	1,349,000	183,292
Ta Ya Electric Wire & Cable Company, Ltd.	282,244	47,695
Tah Hsin Industrial Company, Ltd.	120,000	56,272
TA-I Technology Company, Ltd.	109,217	46,684
Taichung Commercial Bank	690,112	143,564
Tainan Enterprises Company, Ltd.	71,000	37,129
Tainan Spinning Company, Ltd.	1,076,000	214,872
Taishin Financial Holdings Company, Ltd.	4,058,000	720,470
Taisun Enterprise Company, Ltd. *	150,000	35,173
Taita Chemical Company, Ltd.	103,000	16,840
Taiwan Acceptance Corp.	30,000	14,777
Taiwan Business Bank *	1,850,000	400,048
Taiwan Cooperative Bank	2,199,467	1,120,539
Taiwan Fu Hsing Industrial Company, Ltd.	86,000	29,700
Taiwan Glass Industrial Corp.	511,349	292,726
Taiwan Kolin Company, Ltd. * (i)	327,000	0
Taiwan Mask Corp.	182,000	47,058
Taiwan Paiho, Ltd.	101,200	29,606
Taiwan Pulp & Paper Corp. *	176,000	43,173
Taiwan Sakura Corp.	100,998	22,440
Taiwan Styrene Monomer Corp.	258,159	56,398
Taiyen Biotech Company, Ltd.	115,000	47,241
Tatung Company, Ltd. *	2,291,000	428,844
Teapo Electronic Corp. *	205,000	16,079
Teco Electric & Machinery Company, Ltd.	1,256,000	389,305
Tex-Ray Industrial Company, Ltd.	90,000	13,894
Ton Yi Industrial Corp.	664,000	194,397
Tong Yang Industry Company, Ltd.	190,800	66,095
Twinhead International Corp. *	224,000	13,066
TYC Brother Industrial Company, Ltd.	144,661	45,239
Tycoons Group Enterprise Company, Ltd. *	238,000	36,653
Tze Shin International Company, Ltd.	47,327	16,747
Union Bank of Taiwan *	842,000	132,569
Unitech Electronics Company, Ltd.	101,299	27,774
Unitech Printed Circuit Board Corp.	249,550	58,698
United Integrated Services Company, Ltd.	99,000	33,392
United Microelectronics Corp.	9,287,794	2,102,007
Unity Opto Technology Company, Ltd.	98,000	26,790
Universal Cement Corp. *	329,108	128,141
Universal Scientific Industrial Company, Ltd.	543,891	131,999
UPC Technology Corp.	402,374	122,286
USI Corp.	329,000	100,261
U-Tech Media Corp.	180,000	22,890
Ve Wong Corp. *	61,000	22,476
Walsin Lihwa Corp.	1,814,000	354,878
Walsin Technology Corp.	290,064	57,452
Waterland Financial Holding Company	1,093,007	170,444
Wei Chih Steel Industrial Company, Ltd. *	100,000	15,085
Winbond Electronics Corp. *	2,274,000	215,656
Wintek Corp.	720,000	142,043
WUS Printed Circuit Company, Ltd. *	555,000	64,957
Yageo Corp.	1,658,000	210,561
Yang Ming Marine Transport Corp.	924,709	286,723
Yeun Chyang Industrial Company, Ltd.	197,822	73,800
Yi Jinn Industrial Company, Ltd. *	219,800	23,212
Yieh Phui Enterprise Company, Ltd.	754,887	$210,307
Yosun Industrial Corp.	81,187	31,692
Yuen Foong Yu Paper Manufacturing Company, Ltd.	783,982	170,810
Yulon Motor Company, Ltd.	508,827	220,146
Yung Chi Paint & Varnish Manufacturing Company, Ltd.	63,787	56,462
Yungtay Engineering Company, Ltd.	177,000	67,350
Zig Sheng Industrial Company, Ltd.	207,264	24,875
Zippy Technology Corp.	82,950	22,936

		34,304,721
Thailand - 2.19%
Aapico Hitech PCL	120,600	11,443
Adkinson Securities PCL *	2,245,200	31,632
Asia Plus Securities PCL	440,200	14,555
Bangkok Aviation Fuel Services PCL	139,371	21,238
Bangkok Bank PCL, Foreign Shares	30,000	60,767
Bangkok Bank PCL, NVDR	1,131,100	2,272,583
Bangkok Expressway PCL	320,600	159,470
Bangkok Insurance PCL	1,500	8,022
Bangkok Land PCL *	6,345,600	43,788
Bank of Ayudhya PCL, NVDR	1,000,000	270,655
Cal-Comp Electronics Thailand PCL	903,000	43,359
Capital Nomura Securities PCL	25,000	11,098
Charoen Pokphand Foods PCL	2,900,700	265,216
CS Loxinfo PCL	394,400	24,267
Delta Electronics Thailand PCL	293,600	102,988
Eastern Water Resources Development & Management PCL	295,200	24,444
Golden Land Property PCL	37,000	2,346
Hana Microelectronics PCL	90,000	25,877
Hemaraj Land & Development PCL	4,907,500	83,250
Jasmine International PCL	5,110,500	54,367
KGI Securities Thailand PCL	1,851,200	39,387
Kiatnakin Finance PCL	238,300	69,887
Krung Thai Bank PCL	4,227,200	461,856
Krungthai Card PCL	134,500	30,551
Loxley PCL *	1,513,100	65,257
MBK PCL	46,300	65,896
Nakornthai Strip Mill PCL *	12,761,300	51,368
National Finance PCL	874,200	177,203
Padaeng Industry PCL	79,100	22,061
Polyplex PCL	372,400	36,619
Power Line Engineering PCL	224,700	6,977
Pranda Jewelry PCL	214,300	28,836
Precious Shipping PCL	130,000	40,742
PTT Chemical PCL	567,100	517,695
Quality House PCL	3,885,800	105,022
Regional Container Lines PCL	209,100	36,974
Saha-Union PCL	157,500	67,021
Sahaviriya Steel Industries PCL	5,606,100	85,429
Sansiri PCL	965,300	47,738
SC Asset Corp. PCL	168,200	27,808
Seamico Securities PCL	416,000	15,549
Serm Suk PCL *	86,700	19,195
Shin Satellite PCL *	488,500	40,732

The accompanying notes are an integral part of the financial statements.

79

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued (showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Thailand (continued)
Siam City Bank PCL *	141,450	$30,706
Sino Thai Engineering & Construction PCL *	314,900	21,730
Sri Trang Agro-Industry PCL	60,500	14,960
Supalai PCL	991,500	54,450
Tata Steel Thailand PCL	1,714,200	66,537
Thai Oil Public Company, Ltd.	351,000	238,171
Thai Plastic & Chemical PCL	352,400	124,627
Thai Union Frozen Products PCL	312,600	173,467
Thoresen Thai Agencies PCL	85,600	41,348
Tipco Asphalt PCL	97,100	21,916
Tisco Bank PCL, Foreign	54,700	14,421
TMB Bank PCL *	8,802,191	149,318
TPI Polene PCL *	800,000	72,685
Vanachai Group PCL	672,300	34,408

		6,649,912
Turkey - 1.76%
Adana Cimento Sanayii TAS	141,558	33,309
Akcansa Cimento AS	26,469	41,122
Aksa Akrilik Kimya Sanayii AS *	52,488	54,975
Aksigorta AS	148,926	280,299
Alarko Holding AS	47,896	52,533
Alkim Alkali Kimya AS	9,413	23,424
Anadolu Cam Sanayii AS *	92,357	69,019
Anadolu Isuzu Otomotiv Sanayi AS	6,122	11,714
Anadolu Sigorta AS	204,928	125,674
Arcelik AS	22,026	29,509
Ayen Enerji AS *	53,740	41,653
Aygaz AS *	114,663	149,769
Bati Cimento AS	7,206	27,148
BatiSoke AS	16,968	10,524
Bolu Cimento Sanayii AS	79,896	55,631
Borusan Mannesmann Boru Sanayi AS	5,559	21,969
Bossa Ticaret ve Sanayi Isletmeleri TAS	57,084	78,466
Brisa Bridgestone Sabanci Lastik San ve Tic AS	832	18,402
Cemtas Celik Makina Sanayi ve Ticaret AS	67,700	31,393
Cimsa Cimento Sanayi ve Ticaret AS	47,762	95,182
Dogan Sirketler Grubu Holdings AS *	640,222	431,486
Dogan Yayin Holding AS *	20,000	8,557
Dogus Otomotiv Servis ve Ticaret AS	48,187	55,596
Eczacibasi Ilac Sanayi AS	163,689	94,783
Eczacibasi Yapi Gerecleri Sanayi ve Ticaret AS *	33,480	21,351
Eregli Demir ve Celik Fabrikalari TAS	569,837	1,526,881
Ford Otomotiv Sanayi AS	12,225	34,552
Gentas Genel Metal Sanayi ve Ticaret AS	43,807	23,411
Global Yatirim Holding AS *	112,799	20,789
Goldas Kuyumculuk Sanayi AS *	54,846	27,112
Goodyear Lastikleri TAS *	2,606	10,510
GSD Holding AS *	219,149	54,606
Gunes Sigorta AS	31,528	27,073
Hektas Ticaret TAS	57,406	22,060
Hurriyet Gazetecilik AS *	31,573	13,372
Izmir Demir Celik Sanayi AS	26,754	26,125
Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS *	137,304	54,626
Kartonsan Karton Sanayi ve Ticaret AS	1,065	38,049
KOC Holdings AS *	159,507	270,954
Konya Cimento Sanayii AS	708	16,950
Kordsa Global Endustriyel Iplik ve Kord Bezi Sanayi ve Ticaret Anonim Sirketi AS *	76,519	64,152
Marmaris Marti Otel Isletmeleri AS *	100,968	24,320
Menderes Tekstil Sanayi ve Ticaret AS *	126,375	15,638
Mutlu Aku ve Malzemeleri Sanayi AS *	28,331	16,976
Net Turizm Ticaret ve Sanayi AS *	98,338	35,014
Nortel Networks Netas Telekomunikasyon AS	3,939	30,748
Parsan Makina Parcalari Sanayii AS *	40,197	20,967
Pinar Entegre Et ve Un Sanayi AS	36,324	47,755
Pinar Sut Mamulleri Sanayii AS	25,633	45,334
Sanko Pazarlama Ithalat Ihracat AS *	20,076	21,495
Sarkuysan Elektrolitik Bakir AS	32,233	30,846
Selcuk Ecza Deposu Ticaret ve Sanayi A.S.	44,848	39,465
Tekstil Bankasi AS *	84,007	26,239
Tofas Turk Otomobil Fabrik AS	21,462	16,009
Trakya Cam Sanayi AS *	218,342	130,587
Turcas Petrolculuk AS	13,992	23,300
Turk Ekonomi Bankasi AS *	30,000	16,337
Turk Sise ve Cam Fabrikalari AS *	405,141	289,454
Turkiye Vakiflar Bankasi Tao	322,250	248,616
Ulker Gida Sanayi ve Ticaret AS	26,738	30,581
Usas Ucak Servisi AS *	27,986	18,420
Uzel Makina Sanayi AS *	20,846	10,534
Uzel Makina Sanayi AS *	2,085	540
Vestel Elektronik Sanayi ve Tracaret AS *	79,225	43,920
Zorlu Enerji Elektrik Uretim AS *	33,714	45,851

		5,323,656
United States - 1.16%
Aluminum Corp. China, Ltd., ADR	270	3,648
China Southern Airlines Company, Ltd. *	6,600	56,034
KB Financial Group, Inc. * (a)	111,653	2,925,308
Patni Computer Systems, Ltd., SADR	3,538	20,839
Sterlite Industries India, Ltd.	70,559	389,486
Yanzhou Coal Mining Company, Ltd.	17,719	133,247

		3,528,562

TOTAL COMMON STOCKS (Cost $556,960,220)		$290,963,324

PREFERRED STOCKS - 3.41%

Brazil - 3.41%
Banco Pine SA (h)	3,200	4,926
Banco Sofisa SA (h)	63,400	97,873
Bardella SA Industrias Mecanicas * (h)	916	52,631
Brasmotor SA (h)	88,000	17,736
Companhia de Tecidos Norte de Minas SA *	46,500	74,775
Confab Industrial SA (h)	175,593	282,364
Duratex SA (h)	64,700	399,242
Forjas Taurus SA * (h)	11,400	18,234
Klabin SA (h)	52,500	74,518
Mahle-Metal Leve SA Industria e Comercio (h)	1,500	10,613
Marcopolo SA (h)	103,400	140,557
Metalurgica Gerdau SA (h)	332,600	2,872,455
Randon Participacoes SA (h)	97,600	262,415

The accompanying notes are an integral part of the financial statements.

80

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued (showing percentage of total net assets)

Emerging Markets Value Trust (continued)

	Shares or Principal Amount	Value

PREFERRED STOCKS (continued)

Brazil (continued)
Sao Paulo Alpargatas SA * (h)	7,100	$143,096
Saraiva SA Livreiros Editores (h)	4,500	32,110
Suzano Papel e Celulose SA * (h)	137,900	714,927
Telemar Norte Leste SA, Series A (h)	100,000	2,379,931
Uniao de Industrias Petroquimicas SA, Series B (h)	585,500	165,708
Universo Online SA (h)	30,300	94,850
Usinas Siderurgicas de Minas Gerais SA, Series A (h)	217,800	2,476,868
Whirlpool SA (h)	10,500	11,842

		10,327,671

TOTAL PREFERRED STOCKS (Cost $16,747,122)		$10,327,671

RIGHTS - 0.00%
Turkey - 0.00%
Eczacibasi Yapi (Expiration Date: 12/19/2008, Strike Price: TRL 1.00) *	33,480	217

TOTAL RIGHTS (Cost $0)		$217

SHORT TERM INVESTMENTS - 6.10%
John Hancock Cash Investment Trust, 1.2465% (c)(f)	$18,490,537	$18,490,537

TOTAL SHORT TERM INVESTMENTS (Cost $18,490,537)		$18,490,537

REPURCHASE AGREEMENTS - 0.61%
Repurchase Agreement with State Street Corp. dated 12/31/2008 at 0.00% to be repurchased at $1,860,000 on 01/02/2009, collateralized by $1,665,000 Federal National Mortgage Association, 5.00% due 04/15/2015 (valued at $1,902,263, including interest)	$1,860,000	$1,860,000

TOTAL REPURCHASE AGREEMENTS (Cost $1,860,000)		$1,860,000

Total Investments (Emerging Markets Value Trust) (Cost $594,057,879) - 106.12%		$321,641,749
Liabilities in Excess of Other Assets - (6.12)%		(18,555,382)

TOTAL NET ASSETS - 100.00%		$303,086,367

The portfolio had the following five top industry concentrations as of December 31, 2008 (as a percentage of total net assets):
Banking	12.18%
Financial Services	7.74%
Steel	6.54%
Food & Beverages	5.22%
Holdings Companies/Conglomerates	4.04%

Emerging Small Company Trust
	Shares or Principal Amount	Value

COMMON STOCKS - 97.99%

Basic Materials - 0.83%
Airgas, Inc.	22,260	$867,917
Communications - 5.45%
ADC Telecommunications, Inc. *	106,690	583,594
AsiaInfo Holdings, Inc. *	55,716	659,677
Central European Media Enterprises, Ltd.,
Class A * (a)	20,923	454,448
Comtech Telecommunications Corp. *	23,750	1,088,225
Moneysupermarket.com Group PLC	616,705	473,905
NTELOS Holdings Corp.	50,615	1,248,166
Switch & Data Facilities Company, Inc. *	81,878	605,078
Vocus, Inc. *	31,276	569,536

		5,682,629
Consumer, Cyclical - 7.98%
American Eagle Outfitters, Inc.	73,475	687,726
Central European Distribution Corp. * (a)	32,245	635,227
Deckers Outdoor Corp. *	13,451	1,074,331
Dollar Tree, Inc. *	21,725	908,105
DTS, Inc. *	46,400	851,440
Gafisa S.A., SADR (a)	45,795	424,062
Gymboree Corp. *	31,937	833,236
Jack in the Box, Inc. *	25,147	555,497
Kier Group PLC	36,295	474,138
UAL Corp. *	45,503	501,443
US Airways Group, Inc. * (a)	83,378	644,512
Warnaco Group, Inc. *	37,355	733,279

		8,322,996
Consumer, Non-cyclical - 31.30%
Aaron Rents, Inc., Class B	28,112	748,341
Abiomed, Inc. * (a)	43,045	706,799
Alberto-Culver Company	54,705	1,340,820
Alexion Pharmaceuticals, Inc. *	13,980	505,936
Alliance Imaging, Inc. *	93,070	741,768
Amedisys, Inc. * (a)	14,045	580,620
American Public Education, Inc. * (a)	17,845	663,655
Capella Education Company *	21,963	1,290,546
CardioNet, Inc. *	32,475	800,509
Celera Corp. *	83,690	931,470
Chattem, Inc. * (a)	15,726	1,124,881
Corinthian Colleges, Inc. *	44,315	725,437
Eurand NV *	89,921	774,220
Flowers Foods, Inc.	31,140	758,570
Genoptix, Inc. *	38,165	1,300,663
Hansen Natural Corp. *	28,845	967,173
HMS Holdings Corp. *	27,704	873,230
ICON PLC, SADR *	32,330	636,578
Illumina, Inc. * (a)	44,695	1,164,305
Immucor, Inc. *	46,357	1,232,169
Masimo Corp. *	26,625	794,224
Natus Medical, Inc. *	51,497	666,886
Onyx Pharmaceuticals, Inc. *	11,910	406,846
OSI Pharmaceuticals, Inc. * (a)	17,485	682,789
Parexel International Corp. *	69,510	674,942
PSS World Medical, Inc. *	44,290	833,538
Psychiatric Solutions, Inc. *	44,080	1,227,628
Quanta Services, Inc. *	37,491	742,322

The accompanying notes are an integral part of the financial statements.

81

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued (showing percentage of total net assets)

Emerging Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Consumer, Non-cyclical (continued)
Sligro Food Group NV	25,341	$528,557
Spartan Stores, Inc.	46,375	1,078,219
Sun Healthcare Group, Inc. *	108,162	957,234
Team, Inc. *	29,915	828,645
The Geo Group, Inc. *	46,672	841,496
Thoratec Corp. *	22,660	736,223
United Therapeutics Corp. *	11,902	744,470
Volcano Corp. *	45,740	686,100
Watson Wyatt Worldwide, Inc., Class A	15,934	761,964
Wright Medical Group, Inc. *	46,760	955,307
Zoll Medical Corp. *	33,460	632,059

		32,647,139
Energy - 6.03%
Arena Resources, Inc. *	30,515	857,166
Carrizo Oil & Gas, Inc. * (a)	50,675	815,867
Concho Resources, Inc. *	23,469	535,563
Core Laboratories N.V.	6,280	375,921
Dana Petroleum PLC *	38,330	550,832
Dawson Geophysical Company *	26,845	478,109
Goodrich Petroleum Corp. * (a)	10,857	325,167
Helmerich & Payne, Inc.	17,985	409,159
JKX Oil & Gas PLC	108,120	289,983
Parker Drilling Company *	124,525	361,122
Penn Virginia Corp.	14,054	365,123
Rex Energy Corp. *	140,975	414,467
Superior Energy Services, Inc. *	32,290	514,380

		6,292,859
Financial - 12.16%
Affiliated Managers Group, Inc. *	18,665	782,437
Argo Group International Holdings, Ltd. *	35,171	1,193,000
Arthur J. Gallagher & Company	27,440	710,970
City National Corp.	16,214	789,622
Colonial Bancgroup, Inc. (a)	154,935	320,715
Corporate Office Properties Trust, REIT	27,810	853,767
Flughafen Wien AG	9,317	419,909
GFI Group, Inc.	166,585	589,711
Glacier Bancorp, Inc.	35,385	673,023
IBERIABANK Corp.	14,765	708,720
Lazard, Ltd., Class A	26,291	781,894
PrivateBancorp, Inc. (a)	32,478	1,054,236
Riskmetrics Group, Inc. *	48,025	715,092
Stifel Financial Corp. *	20,463	938,229
Tower Group, Inc.	43,010	1,213,312
Zenith National Insurance Corp.	29,875	943,154

		12,687,791
Industrial - 15.44%
Aalberts Industries NV	28,560	202,866
Actuant Corp., Class A	59,672	1,134,961
Atlas Air Worldwide Holdings, Inc. *	54,899	1,037,591
Barnes Group, Inc.	48,621	705,005
Carillion PLC	156,550	564,581
Clean Harbors, Inc. *	20,961	1,329,766
Forward Air Corp.	43,765	1,062,177
GulfMark Offshore, Inc. *	18,522	440,638
Harsco Corp.	52,905	1,464,410
Kaydon Corp.	27,135	932,087
Landstar Systems, Inc.	24,776	952,142
Mettler-Toledo International, Inc. *	12,232	824,437
Packaging Corp. of America	60,354	812,365
Peace Mark Holdings, Ltd.	464,000	0
Silgan Holdings, Inc.	28,053	1,341,214
Snap-on, Inc.	33,685	1,326,515
Stanley, Inc. *	32,676	1,183,525
ULVAC, Inc. *	11,850	182,383
UTI Worldwide, Inc.	42,165	604,646

		16,101,309
Real Estate - 1.00%
Alexandria Real Estate Equities, Inc., REIT	17,340	1,046,296
Technology - 16.37%
Atmel Corp. *	219,265	686,299
Blackboard, Inc. *	28,355	743,752
FactSet Research Systems, Inc. (a)	35,284	1,560,965
Intersil Corp., Class A	77,065	708,227
JDA Software Group, Inc. *	70,410	924,483
MedAssets, Inc. *	58,104	848,318
MICROS Systems, Inc. *	27,265	444,965
Microsemi Corp. *	40,734	514,878
Monolithic Power Systems, Inc. *	80,672	1,017,274
Netlogic Microsystems, Inc. *	20,355	448,014
Nuance Communications, Inc. *	76,245	789,898
Omniture, Inc. * (a)	54,249	577,209
ON Semiconductor Corp. *	235,840	801,856
Pericom Semiconductor Corp. *	24,030	131,684
Phase Forward, Inc. *	33,940	424,929
PMC-Sierra, Inc. *	142,638	693,221
Progress Software Corp. *	56,915	1,096,183
Quest Software, Inc. *	85,190	1,072,542
Solera Holdings, Inc. *	55,116	1,328,296
Sykes Enterprises, Inc. *	68,465	1,309,051
Verigy, Ltd. *	99,395	956,180

		17,078,224
Utilities - 1.43%
Avista Corp.	76,960	1,491,485

TOTAL COMMON STOCKS (Cost $132,407,903)		$102,218,645

SHORT TERM INVESTMENTS - 8.82%
John Hancock Cash Investment Trust, 1.2465% (c)(f)	$9,201,416	$9,201,416

TOTAL SHORT TERM INVESTMENTS (Cost $9,201,416)		$9,201,416

The accompanying notes are an integral part of the financial statements.

82

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PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued (showing percentage of total net assets)

Emerging Small Company Trust (continued)

	Shares or Principal Amount	Value

REPURCHASE AGREEMENTS - 1.96%
Repurchase Agreement with State Street Corp. dated 12/31/2008 at 0.00% to be repurchased at $2,051,000 on 01/02/2009, collateralized by $2,050,000 Federal National Mortgage Association, 4.80% due 01/22/2018 (valued at $2,096,125, including interest)	$2,051,000	$2,051,000

TOTAL REPURCHASE AGREEMENTS (Cost $2,051,000)		$2,051,000

Total Investments (Emerging Small Company Trust) (Cost $143,660,319) - 108.77%		$113,471,061
Liabilities in Excess of Other Assets - (8.77)%		(9,151,607)

TOTAL NET ASSETS - 100.00%		$104,319,454

Equity-Income Trust
	Shares or Principal Amount	Value

COMMON STOCKS - 96.08%

Basic Materials - 5.67%
Alcoa, Inc.	474,100	$5,338,366
E.I. Du Pont de Nemours & Company	411,300	10,405,890
Eli Lilly & Company	367,500	14,799,225
International Flavors & Fragrances, Inc.	298,600	8,874,392
International Paper Company	890,900	10,512,620
MeadWestvaco Corp.	411,300	4,602,447
Nucor Corp.	334,400	15,449,280
Weyerhaeuser Company	119,600	3,660,956

		73,643,176
Communications - 10.71%
Alcatel-Lucent, SADR *	459,900	988,785
AT&T, Inc.	1,126,549	32,106,646
Cablevision Systems Corp., Class A	413,800	6,968,392
CBS Corp., Class B	275,650	2,257,574
Cisco Systems, Inc. *	263,000	4,286,900
eBay, Inc. *	390,500	5,451,380
Gannett Company, Inc. (a)	185,800	1,486,400
McGraw-Hill Companies, Inc.	534,100	12,385,779
Qwest Communications International, Inc. (a)	2,297,000	8,361,080
Sprint Nextel Corp. *	1,129,300	2,066,619
The New York Times Company, Class A (a)	643,200	4,714,656
Time Warner, Inc.	1,416,500	14,249,990
Verizon Communications, Inc.	479,500	16,255,050
Vodafone Group PLC	2,062,500	4,223,275
Walt Disney Company	578,200	13,119,358
WPP PLC	391,000	2,286,304
Yahoo!, Inc. *	643,200	7,847,040

		139,055,228
Consumer, Cyclical - 7.58%
Bed Bath & Beyond, Inc. *	554,500	14,095,390
D.R. Horton, Inc.	284,000	2,007,880
Genuine Parts Company	206,900	7,833,234
Harley-Davidson, Inc.	298,600	5,067,242
Harman International Industries, Inc.	168,100	2,812,313
Home Depot, Inc.	913,800	21,035,676
Macy’s, Inc.	334,800	3,465,180
Marriott International, Inc., Class A	301,900	5,871,955
Mattel, Inc.	574,300	9,188,800
MGM Mirage, Inc. * (a)	379,300	5,219,168
Newell Rubbermaid, Inc.	643,200	6,290,496
Tiffany & Company	254,700	6,018,561
Whirlpool Corp. (a)	229,700	9,498,095

		98,403,990
Consumer, Non-cyclical - 15.00%
Amgen, Inc. *	229,900	13,276,725
Anheuser-Busch InBev NV	289,800	6,730,086
Avery Dennison Corp.	321,600	10,525,968
Bristol-Myers Squibb Company	557,300	12,957,225
Colgate-Palmolive Company	23,000	1,576,420
Estee Lauder Companies, Inc., Class A	23,000	712,080
Fortune Brands, Inc.	422,500	17,440,800
H & R Block, Inc.	367,900	8,358,688
Hershey Company (a)	650,200	22,587,948
Johnson & Johnson	232,200	13,892,526
Kimberly-Clark Corp.	183,800	9,693,612
Kraft Foods, Inc., Class A	413,500	11,102,475
McCormick & Company, Inc.	183,800	5,855,868
Merck & Company, Inc.	569,300	17,306,720
Pfizer, Inc.	1,010,700	17,899,497
WellPoint, Inc. *	168,500	7,098,905
Whole Foods Market, Inc. (a)	150,000	1,416,000
Wyeth	436,400	16,369,364

		194,800,907
Energy - 15.90%
Anadarko Petroleum Corp.	277,300	10,689,915
BJ Services Company	252,400	2,945,508
BP PLC, SADR	347,900	16,260,846
Chevron Corp.	551,300	40,779,661
CONSOL Energy, Inc.	137,800	3,938,324
Duke Energy Corp.	654,800	9,828,548
Entergy Corp.	110,300	9,169,239
Exxon Mobil Corp.	551,300	44,010,279
Murphy Oil Corp.	330,800	14,670,980
Royal Dutch Shell PLC, ADR	534,100	28,275,254
Schlumberger, Ltd.	158,200	6,696,606
Spectra Energy Corp.	322,550	5,076,937
Sunoco, Inc.	324,300	14,094,078

		206,436,175
Financial - 19.95%
Allied Irish Banks PLC, SADR (a)	435,300	2,041,557
American Express Company	574,300	10,653,265
Bank of America Corp.	643,710	9,063,437
Bank of New York Mellon Corp.	588,000	16,658,040
Capital One Financial Corp.	331,800	10,581,102
Chubb Corp.	137,800	7,027,800
Citigroup, Inc.	528,300	3,544,893
Fifth Third Bancorp	643,800	5,317,788
Goldman Sachs Group, Inc.	127,000	10,717,530

The accompanying notes are an integral part of the financial statements.

83

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PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued (showing percentage of total net assets)

Equity-Income Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Financial (continued)
Hartford Financial Services Group, Inc.	38,600	$633,812
Janus Capital Group, Inc.	251,000	2,015,530
JPMorgan Chase & Company	1,346,800	42,464,604
KeyCorp	643,200	5,480,064
Legg Mason, Inc.	94,800	2,077,068
Lincoln National Corp.	423,500	7,978,740
Marsh & McLennan Companies, Inc.	797,000	19,343,190
Marshall & Ilsley Corp. (a)	275,900	3,763,276
Merrill Lynch & Company, Inc.	594,122	6,915,580
Merrill Lynch & Company, Inc. *	344,131	3,605,116
Progressive Corp.	413,500	6,123,935
SLM Corp. *	894,000	7,956,600
SunTrust Banks, Inc.	459,400	13,570,676
The Travelers Companies, Inc.	184,000	8,316,800
U.S. Bancorp	789,500	19,745,395
UBS AG - CHF *	533,100	7,756,258
Wells Fargo & Company	872,900	25,733,092

		259,085,148
Industrial - 12.70%
3M Company	352,900	20,305,866
Black & Decker Corp. (a)	114,900	4,803,969
Boeing Company	278,700	11,892,129
Cooper Industries, Ltd., Class A	218,500	6,386,755
Deere & Company	278,700	10,679,784
Eaton Corp.	91,900	4,568,349
General Electric Company	2,368,600	38,371,320
Honeywell International, Inc.	301,900	9,911,377
Illinois Tool Works, Inc. (a)	448,400	15,716,420
Masco Corp.	754,400	8,396,472
Tyco Electronics, Ltd.	260,800	4,227,568
United Parcel Service, Inc., Class B	232,200	12,808,152
USG Corp. * (a)	282,300	2,269,692
Vulcan Materials Company (a)	209,000	14,542,220

		164,880,073
Technology - 4.05%
Analog Devices, Inc.	459,400	8,737,788
Applied Materials, Inc.	390,500	3,955,765
Computer Sciences Corp. *	275,600	9,684,584
Dell, Inc. *	689,100	7,056,384
Intel Corp.	468,200	6,863,812
Microsoft Corp.	836,000	16,251,840

		52,550,173
Utilities - 4.52%
FirstEnergy Corp.	115,200	5,596,416
NiSource, Inc.	990,400	10,864,688
NRG Energy, Inc. * (a)	94,700	2,209,351
PG&E Corp.	229,700	8,891,687
Pinnacle West Capital Corp.	229,700	7,380,261
Progress Energy, Inc.	275,600	10,982,660
Teco Energy, Inc. (a)	210,400	2,598,440
Xcel Energy, Inc.	551,300	10,226,615

		58,750,118

TOTAL COMMON STOCKS (Cost $1,684,955,485)		$1,247,604,988

PREFERRED STOCKS - 0.02%
Financial - 0.02%
Federal National Mortgage Association,
Series 08-1, 8.75%	291,900	$306,495

TOTAL PREFERRED STOCKS (Cost $12,758,855)		$306,495

CONVERTIBLE BONDS - 0.18%
Consumer, Cyclical - 0.18%
Ford Motor Company 4.25% due 12/15/2036	9,325,000	2,356,111

TOTAL CONVERTIBLE BONDS (Cost $5,107,640)		$2,356,111

SHORT TERM INVESTMENTS - 8.60%
John Hancock Cash
Investment Trust, 1.2465% (c)(f)	$59,588,626	$59,588,626
T. Rowe Price Reserve Investment Fund,
1.5309%	52,074,830	52,074,830

TOTAL SHORT TERM INVESTMENTS
(Cost $111,663,456)		$111,663,456

Total Investments (Equity-Income Trust)
(Cost $1,814,485,436) - 104.88%		$1,361,931,050
Liabilities in Excess of Other Assets - (4.88)%		(63,401,676)

TOTAL NET ASSETS - 100.00%		$1,298,529,374

Financial Services Trust
	Shares or Principal Amount	Value

COMMON STOCKS - 96.44%
Consumer, Non-cyclical - 14.05%
Dun & Bradstreet Corp.	67,200	$5,187,840
H & R Block, Inc.	72,500	1,647,200
Moody’s Corp.	140,500	2,822,645
Visa, Inc.	27,000	1,416,150

		11,073,835
Energy - 4.78%
Canadian Natural Resources, Ltd. (a)	94,200	3,766,116
Financial - 75.10%
ACE, Ltd.	23,400	1,238,328
Ambac Financial Group, Inc.	27,000	35,100
American Express Company	288,800	5,357,240
American International Group, Inc.	130,300	204,571
Ameriprise Financial, Inc.	58,440	1,365,158
Bank of New York Mellon Corp.	170,600	4,833,098
Brookfield Asset Management, Inc.	84,600	1,291,842
Charles Schwab Corp.	5,400	87,318
China Life Insurance Company, Ltd., SADR (a)	48,164	2,234,810
Everest Re Group, Ltd.	36,300	2,763,882
FPIC Insurance Group, Inc. *	48,634	2,129,197
Goldman Sachs Group, Inc.	23,070	1,946,877
ICICI Bank, Ltd., SADR	25,800	496,650
JPMorgan Chase & Company	110,548	3,485,578
Julius Baer Holding AG	76,000	2,945,554
Loews Corp.	217,600	6,147,200

The accompanying notes are an integral part of the financial statements.

84

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued (showing percentage of total net assets)

Financial Services Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Financial (continued)
Markel Corp. *	12,700	$3,797,300
MBIA, Inc. *	75,600	307,692
Merrill Lynch & Company, Inc.	25,130	292,513
Oaktree Capital Group LLC *	146,200	2,777,800
Progressive Corp.	180,800	2,677,648
RHJ International * (a)	77,325	374,044
State Bank of India GDR	73,118	4,028,709
T. Rowe Price Group, Inc.	23,300	825,752
The First Marblehead Corp. * (a)	216,750	279,608
Transatlantic Holdings, Inc.	92,237	3,695,014
Wells Fargo & Company	120,800	3,561,184

		59,179,667
Industrial - 2.51%
Sealed Air Corp.	132,300	1,976,562

TOTAL COMMON STOCKS (Cost $111,910,887)		$75,996,180

SHORT TERM INVESTMENTS - 5.68%
John Hancock Cash Investment Trust, 1.2465% (c)(f)	$1,467,050	$1,467,050
NATC California LLC 0.23% due 01/02/2009	3,006,000	3,005,981

TOTAL SHORT TERM INVESTMENTS (Cost $4,473,031)		$4,473,031

Total Investments (Financial Services Trust) (Cost $116,383,918) - 102.12%		$80,469,211
Liabilities in Excess of Other Assets - (2.12)%		(1,668,601)

TOTAL NET ASSETS - 100.00%		$78,800,610

Franklin Templeton Founding Allocation Trust
	Shares or Principal Amount	Value

INVESTMENT COMPANIES - 100.01%
JOHN HANCOCK TRUST
Global (Templeton) (j)	35,330,254	$372,027,580
Income (Templeton) (j)	47,141,902	379,963,733
Mutual Shares (Templeton) (j)	50,872,323	372,385,406

TOTAL INVESTMENT COMPANIES (Cost $1,748,622,731)		$1,124,376,719

Total Investments (Franklin Templeton Founding Allocation		$1,124,376,719
Trust) (Cost $1,748,622,731) - 100.01%
Liabilities in Excess of Other Assets - (0.01)%		(134,912)

TOTAL NET ASSETS - 100.00%		$1,124,241,807

Fundamental Value Trust
	Shares or Principal Amount	Value

COMMON STOCKS - 94.53%

Basic Materials - 1.42%
BHP Billiton PLC	285,400	$5,535,496
Monsanto Company	85,600 0	6,021,96
Rio Tinto PLC	101,700	2,260,440
Sino-Forest Corp. *	702,000	5,612,588

		19,430,484
Communications - 7.61%
Amazon.com, Inc. *	99,200	5,086,976
Cisco Systems, Inc. *	452,908	7,382,400
Comcast Corp., Special Class A	2,252,034	36,370,349
eBay, Inc. *	182,500	2,547,700
Google, Inc., Class A *	32,070	9,866,336
Grupo Televisa SA, SADR	1,126,700	16,832,898
Liberty Media Corp. - Entertainment, Series A *	254,420	4,447,262
Liberty Media Holding Corp.-Interactive A *	344,225	1,073,982
News Corp., Class A	1,957,100	17,790,039
Sprint Nextel Corp. *	1,429,400	2,615,802
WPP PLC, ADR	11,249	332,858

		104,346,602
Consumer, Cyclical - 9.99%
Bed Bath & Beyond, Inc. *	478,150	12,154,573
CarMax, Inc. * (a)	414,100	3,263,108
Costco Wholesale Corp.	1,283,491	67,383,277
CVS Caremark Corp.	994,707	28,587,879
Harley-Davidson, Inc.	604,368	10,256,125
Hunter Douglas NV	67,678	2,228,024
Lowe’s Companies, Inc.	387,500	8,339,000
PACCAR, Inc.	135,700	3,881,020
Sears Holdings Corp. * (a)	24,070	935,601

		137,028,607
Consumer, Non-cyclical - 17.41%
Altria Group, Inc.	51,497	775,545
Avon Products, Inc.	196,988	4,733,622
Cardinal Health, Inc.	319,578	11,015,854
Cosco Pacific, Ltd.	2,790,785	2,869,388
Diageo PLC, SADR	373,872	21,213,497
Dun & Bradstreet Corp.	82,305	6,353,946
Express Scripts, Inc. *	246,500	13,552,570
H & R Block, Inc.	946,502	21,504,525
Heineken Holding NV	342,050	9,770,528
Hershey Company (a)	94,117	3,269,624
Iron Mountain, Inc. *	1,097,831	27,149,361
Johnson & Johnson	138,800	8,304,404
Moody’s Corp.	483,799	9,719,522
Philip Morris International, Inc.	997,697	43,409,796
Procter & Gamble Company	361,130	22,325,057
Schering-Plough Corp.	849,300	14,463,579
UnitedHealth Group, Inc.	525,825	13,986,945
Visa, Inc.	60,740	3,185,813
Whole Foods Market, Inc. (a)	140,300	1,324,432

		238,928,008
Diversified - 0.69%
China Merchants Holdings International Company, Ltd.	4,847,381	9,466,605
Energy - 17.09%
Canadian Natural Resources, Ltd.	504,945	20,187,701

The accompanying notes are an integral part of the financial statements.

85

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Fundamental Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Energy (continued)
China Coal Energy Company, Series H	8,296,500	$6,704,853
ConocoPhillips	1,127,846	58,422,423
Devon Energy Corp.	658,031	43,239,217
EOG Resources, Inc.	653,282	43,495,515
Occidental Petroleum Corp.	897,918	53,866,101
OGX Petroleo e Gas Participacoes SA *	5,800	1,308,258
Transocean, Ltd. *	152,847	7,222,021

		234,446,089
Financial - 27.74%
American Express Company	1,741,819	32,310,742
American International Group, Inc.	1,724,117	2,706,864
Ameriprise Financial, Inc.	333,427	7,788,855
Bank of New York Mellon Corp.	1,015,682	28,774,271
Berkshire Hathaway, Inc., Class A *	678	65,494,800
Brookfield Asset Management, Inc.	436,700	6,668,409
Citigroup, Inc.	468,381	3,142,837
Discover Financial Services	104,012	991,234
E*TRADE Financial Corp. *	155,800	179,170
Goldman Sachs Group, Inc.	62,310	5,258,341
Hang Lung Group, Ltd.	2,093,100	6,394,096
Hartford Financial Services Group, Inc.	279,220	4,584,792
JPMorgan Chase & Company	2,006,238	63,256,684
Loews Corp.	1,165,989	32,939,189
Markel Corp. *	4,653	1,391,247
MBIA, Inc. *	108,700	442,409
Merrill Lynch & Company, Inc.	612,407	7,128,418
Morgan Stanley	72,725	1,166,509
NIPPONKOA Insurance Company, Ltd.	1,049,600	8,165,680
Principal Financial Group, Inc.	137,708	3,108,070
Progressive Corp.	1,795,704	26,594,376
State Street Corp.	54,995	2,162,953
Sun Life Financial, Inc.	91,179	2,109,882
Transatlantic Holdings, Inc.	306,502	12,278,470
Wachovia Corp.	452,550	2,507,127
Wells Fargo & Company	1,800,734	53,085,638

		380,631,063
Industrial - 6.37%
ABB, Ltd., SADR	149,050	2,237,241
China Shipping Development Company, Ltd., Class H	3,661,300	3,689,544
Garmin, Ltd. (a)	97,800	1,874,826
Kuehne & Nagel International AG	92,825	6,012,116
Martin Marietta Materials, Inc. (a)	103,421	10,040,111
Sealed Air Corp.	1,400,345	20,921,154
Siemens AG	96,000	7,227,210
Tyco Electronics, Ltd.	368,838	5,978,864
Tyco International, Ltd.	368,914	7,968,542
United Parcel Service, Inc., Class B	157,558	8,690,899
Vulcan Materials Company (a)	183,570	12,772,801

		87,413,308
Technology - 5.96%
Agilent Technologies, Inc. *	718,800	11,234,844
Dell, Inc. *	474,700	4,860,928
Hewlett-Packard Company	499,016	18,109,291
Microsoft Corp.	1,361,274	26,463,166
Texas Instruments, Inc.	1,363,300	21,158,416

		81,826,645
Utilities - 0.25%
AES Corp. *	423,000	3,485,520

TOTAL COMMON STOCKS (Cost $1,855,578,826)		$1,297,002,931

CONVERTIBLE BONDS - 0.37%

Basic Materials - 0.16%
Sino-Forest Corp. 5.00% due 08/01/2013 (g)	3,244,100	2,263,863
Communications - 0.21%
Level 3 Communications Inc 15.00% due 01/15/2013	1,600,000	1,598,000
Level 3 Communications, Inc. 10.00% due 05/01/2011	2,000,000	1,228,722

		2,826,722

TOTAL CONVERTIBLE BONDS (Cost $6,844,100)		$5,090,585

SHORT TERM INVESTMENTS - 6.51%
Intesa Funding LLC 0.35% due 01/05/2009	$40,863,000	$40,861,411
John Hancock Cash Investment Trust, 1.2465% (c)(f)	30,781,650	30,781,650
NATC California LLC 0.23% due 01/02/2009	17,673,000	17,672,887

TOTAL SHORT TERM INVESTMENTS (Cost $89,315,948)		$89,315,948

Total Investments (Fundamental Value Trust) (Cost $1,951,738,874) - 101.41%		$1,391,409,464
Liabilities in Excess of Other Assets - (1.41)%		(19,297,618)

TOTAL NET ASSETS - 100.00%		$1,372,111,846

Global Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 86.03%

Austria - 0.81%
Telekom Austria AG	300,000	$4,365,041
Bermuda - 3.41%
Accenture, Ltd., Class A	407,760	13,370,451
Tyco Electronics, Ltd.	305,820	4,957,342

		18,327,793
Brazil - 0.07%
Empresa Brasileira de Aeronautica SA, ADR	24,370	395,038
Cayman Islands - 0.55%
Focus Media Holding, Ltd., ADR * (a)	105,220	956,450
Seagate Technology	450,000	1,993,500

		2,949,950

The accompanying notes are an integral part of the financial statements.

86

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Global Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Finland - 0.56%
UPM-Kymmene Oyj	234,340	$3,003,946
France - 7.74%
Accor SA	37,790	1,861,520

Compagnie Generale des Etablissements Michelin, Class B	48,010	2,536,546
France Telecom SA	296,260	8,257,567
Sanofi-Aventis SA	147,810	9,454,395
Total SA	198,780	10,928,764
Vivendi SA	262,380	8,552,024

		41,590,816
Germany - 5.46%
Bayerische Motoren Werke (BMW) AG	147,950	4,542,838
Deutsche Post AG	305,820	5,172,531
Merck KGaA *	35,600	3,184,789
Muenchener Rueckversicherungs-
Gesellschaft AG	20,000	3,104,956
SAP AG	114,250	4,145,796
Siemens AG	122,330	9,209,423

		29,360,333
Hong Kong - 0.66%
Cheung Kong Holdings, Ltd.	250,000	2,384,907
Swire Pacific, Ltd., Class A	165,500	1,146,455

		3,531,362
India - 0.20%
ICICI Bank, Ltd., SADR	56,480	1,087,240

Ireland - 0.60%
CRH PLC	127,123	3,221,125

Italy - 3.05%
Eni SpA	305,820	7,359,147
Intesa Sanpaolo SpA	1,550,000	5,630,668
UniCredito Italiano SpA	1,350,000	3,432,407

		16,422,222
Japan - 3.42%
Ebara Corp. (a)	1,291,000	3,003,941
Fuji Photo Film Company, Ltd.	108,500	2,422,164
Konica Minolta Holdings, Inc.	326,000	2,536,549
Mitsubishi UFJ Financial Group, Inc.	406,855	2,557,143
NOK Corp.	153,673	1,082,077
Olympus Optical Company, Ltd.	72,000	1,441,337
Sumitomo Mitsui Financial Group, Inc.	282	1,169,686
Toyota Motor Corp.	125,990	4,165,018

		18,377,915
Netherlands - 3.17%
ING Groep NV	316,820	3,486,901
Koninklijke (Royal) Philips Electronics NV	208,980	4,143,387
Randstad Holdings NV	103,770	2,117,718
Reed Elsevier NV	305,375	3,630,725
Royal Dutch Shell PLC, A Shares	98,718	2,610,064
SBM Offshore NV	79,676	1,046,768

		17,035,563
Norway - 0.19%
Aker Kvaerner ASA	154,590	1,022,399
Russia - 0.33%
Gazprom OAO, SADR (US)	47,800	681,150
Gazprom OAO, SADR	75,000	1,080,547

		1,761,697
Singapore - 1.33%
Flextronics International, Ltd. *	454,010	1,162,265
Singapore Telecommunications, Ltd.	3,364,000	5,994,827

		7,157,092
South Korea - 2.08%
Hyundai Motor Company, Ltd. *	75,000	2,399,796
KT Corp. *	41,420	1,235,472
Samsung Electronics Company, Ltd.	20,730	7,557,953

		11,193,221
Spain - 1.04%
Industria de Diseno Textil SA	27,090	1,206,341
Telefonica SA	193,960	4,378,002

		5,584,343
Sweden - 0.64%
Ericsson (LM), Series B	204,314	1,592,806
Svenska Cellulosa AB, ADR	211,720	1,838,245

		3,431,051
Switzerland - 3.65%
Adecco SA	54,500	1,865,755
Nestle SA	64,430	2,551,306
Novartis AG	203,880	10,210,599
Roche Holdings AG - Genusschein	18,060	2,795,996
UBS AG - CHF *	150,000	2,182,402

		19,606,058
Taiwan - 1.29%
Lite-On Technology Corp.	1,689,692	1,111,935
Taiwan Semiconductor Manufacturing Company, Ltd.	4,250,830	5,800,170

		6,912,105
Turkey - 0.40%
Turkcell Iletisim Hizmetleri AS, ADR	149,100	2,173,878

United Kingdom - 12.40%
Aviva PLC	800,000	4,533,187
BAE Systems PLC	423,280	2,303,544
BP PLC	1,150,340	8,879,959
British Sky Broadcasting Group PLC	582,516	4,113,679
Compass Group PLC	674,830	3,365,835
GlaxoSmithKline PLC	458,730	8,531,330
HSBC Holdings PLC	550,000	5,458,302
Kingfisher PLC	1,682,040	3,313,488
Old Mutual PLC	1,327,000	1,066,565
Pearson PLC	407,760	3,843,276
Premier Foods PLC	1,980,170	865,673
Royal Bank of Scotland Group PLC	1,073,402	790,158
Royal Dutch Shell PLC, B Shares	203,880	5,168,029
Standard Life PLC	700,000	2,043,440
Tesco PLC	569,130	2,963,471
Vodafone Group PLC	3,839,010	7,860,943
Wolseley PLC	272,970	1,520,586

		66,621,465

The accompanying notes are an integral part of the financial statements.

87

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Global Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
United States - 32.98%
Abbott Laboratories	38,010	$2,028,594
ACE, Ltd.	82,725	4,377,807
American Express Company	104,260	1,934,023
Amgen, Inc. *	326,210	18,838,627
Bank of America Corp.	74,180	1,044,454
Boston Scientific Corp. *	733,980	5,681,005
Bristol-Myers Squibb Company	66,350	1,542,637
Chico’s FAS, Inc. *	650,000	2,717,000
Cisco Systems, Inc. *	251,310	4,096,353
Comcast Corp., Special Class A	560,680	9,054,982
Covidien, Ltd.	252,400	9,146,976
El Paso Corp.	403,350	3,158,231
Expedia, Inc. *	200,830	1,654,839
FedEx Corp.	38,190	2,449,889
General Electric Company	522,590	8,465,958
Harley-Davidson, Inc.	101,940	1,729,922
Home Depot, Inc.	43,100	992,162
JPMorgan Chase & Company	35,670	1,124,675
KB Financial Group, Inc. * (a)	65,000	1,703,000
Merck & Company, Inc. (a)	126,430	3,843,472
Microsoft Corp.	600,000	11,664,000
News Corp., Class A	849,160	7,718,864
Oracle Corp. *	815,530	14,459,347
Pentair, Inc.	23,460	555,298
Pfizer, Inc.	662,620	11,735,000
Pitney Bowes, Inc.	80,000	2,038,400
Progressive Corp.	298,860	4,426,117
Quest Diagnostics, Inc.	142,710	7,408,076
Sprint Nextel Corp. *	1,019,420	1,865,539
Target Corp.	82,040	2,832,841
Time Warner, Inc.	547,300	5,505,838
Torchmark Corp.	68,900	3,079,830
Tyco International, Ltd.	244,660	5,284,656
United Parcel Service, Inc., Class B (a)	152,910	8,434,516
Viacom, Inc., Class B *	227,000	4,326,620
Walt Disney Company	14,400	326,736

		177,246,284

TOTAL COMMON STOCKS (Cost $743,070,403)		$462,377,937

SHORT TERM INVESTMENTS - 11.66%
John Hancock Cash Investment Trust, 1.2465% (c)(f)	$9,684,250	$9,684,250
Paribas Corp. 0.01% due 01/02/2009	53,000,000	53,000,000

TOTAL SHORT TERM INVESTMENTS (Cost $62,684,250)		$62,684,250

Repurchase Agreement - 3.94%
Repurchase Agreement with State Street Corp. dated 12/31/2008 at 0.00% to be repurchased at $21,150,000 on 01/02/2009, collateralized by $21,360,000 Federal National Mortgage Association, 4.125% due 06/16/2011 (valued at> $21,573,600, including interest)	$21,150,000	$21,150,000

TOTAL REPURCHASE AGREEMENTS (Cost $21,150,000)		$21,150,000

Total Investments (Global Trust) (Cost $826,904,653) - 101.63%		$546,212,187
Liabilities in Excess of Other Assets - (1.63)%		(8,765,426)

TOTAL NET ASSETS - 100.00%		$537,446,761

The portfolio had the following five top industry concentrations as of December 31, 2008 (as a percentage of total net assets):

Pharmaceuticals	8.02%
Telecommunications Equipment & Services	6.27%
Software	5.63%
International Oil	5.04%
Insurance	4.86%

Global Allocation Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 65.32%

Australia - 0.64%
BHP Billiton, Ltd.	11,744	$249,492
National Australia Bank, Ltd.	20,797	305,750
Orica, Ltd.	30,065	295,039
Qantas Airways, Ltd.	198,522	365,738

		1,216,019
Austria - 0.39%
Telekom Austria AG	51,156	744,327
Bermuda - 0.02%
Weatherford International, Ltd. *	3,100	33,542
Canada - 1.34%
Canadian National Railway Company	15,300	554,989
EnCana Corp. - CAD	14,700	678,260
Toronto Dominion Bank Ontario	15,600	549,065
Trans-Canada Corp.	27,500	738,902

		2,521,216
Cayman Islands - 0.17%
Seagate Technology	72,900	322,947

Finland - 0.39%
Nokia AB Oyj	47,437	744,400
France - 2.06%
AXA Group SA	22,182	497,889
BNP Paribas SA	19,557	844,168

The accompanying notes are an integral part of the financial statements.

88

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Global Allocation Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
France (continued)
GDF Suez	13,019	$646,225
Societe Generale	3,566	180,914
Technip SA	7,288	223,770
Total SA	27,174	1,494,005

		3,886,971
Germany - 2.01%
Daimler AG	16,092	613,135
E.ON AG	21,422	841,181
MAN AG	3,814	213,942
Metro AG	6,171	245,412
Muenchener Rueckversicherungs-Gesellschaft AG	6,625	1,028,516
Siemens AG	11,285	849,574

		3,791,760
Greece - 0.12%
Alpha Bank A.E.	23,390	218,828
Hong Kong - 0.66%
Bank of East Asia, Ltd.	123,000	259,452
Esprit Holdings, Ltd.	79,800	454,733
New World Development Company, Ltd.	516,000	528,343

		1,242,528
Ireland - 0.68%
CRH PLC - London Exchange	11,908	306,166
CRH PLC	8,832	223,791
Elan Corp. PLC, SADR *	21,000	126,000
Experian Group, Ltd.	34,899	220,036
Ryanair Holdings PLC, SADR *	13,800	401,304

		1,277,297
Italy - 0.17%
Intesa Sanpaolo SpA	86,638	314,729
Japan - 4.83%
Canon, Inc.	26,500	839,641
Honda Motor Company, Ltd.	27,500	585,713
Japan Tobacco, Inc.	310	1,026,826
Kao Corp.	23,000	698,632
Komatsu, Ltd.	29,900	381,420
Kuraray Company, Ltd.	30,500	238,965
Mitsubishi Corp.	61,600	872,506
Mitsui Fudosan Company, Ltd.	22,000	366,789
Mitsui Sumitomo Insurance Group Holdings, Inc. *	18,600	591,502
Nomura Holdings, Inc.	46,200	384,676
NTT DoCoMo, Inc.	311	612,146
Shin-Etsu Chemical Company, Ltd.	11,400	526,128
Sumitomo Mitsui Financial Group, Inc.	164	680,243
Sumitomo Trust & Banking Company, Ltd.	93,000	549,745
The Bank of Yokohama, Ltd.	76,000	448,307
THK Company, Ltd.	28,700	302,035

		9,105,274
Netherlands - 1.26%
Akzo Nobel NV	9,678	399,196
ASML Holding NV	41,646	750,760
ING Groep NV	52,246	575,016
Reed Elsevier NV	33,225	395,025
TNT Post Group NV	12,682	246,353

		2,366,350
Singapore - 0.47%
Olam International, Ltd.	495,000	399,038
Singapore Telecommunications, Ltd.	275,000	490,065

		889,103
Spain - 0.24%
Banco Bilbao Vizcaya Argentaria SA	37,093	459,596
Switzerland - 3.24%
Adecco SA	8,953	306,497
Alcon, Inc.	2,600	231,894
Credit Suisse Group AG	19,910	557,969
Nestle SA	35,871	1,420,424
Nobel Biocare Holding AG, Series BR	3,692	76,239
Novartis AG	30,456	1,525,279
Roche Holdings AG - Genusschein	9,466	1,465,498
Synthes AG	4,071	516,227

		6,100,027
United Kingdom - 4.53%
Associated British Foods PLC	21,231	223,506
Barclays PLC	220,890	502,058
BICC PLC	26,072	126,122
BP PLC	73,972	571,021
British Sky Broadcasting Group PLC	142,245	1,004,522
Cobham PLC	123,148	368,106
Imperial Tobacco Group PLC	20,498	547,521
Kingfisher PLC	194,384	382,922
Prudential PLC	78,863	478,716
Resolution, Ltd. *	93,796	149,689
Rio Tinto PLC	21,373	475,048
Standard Chartered PLC	29,533	377,905
Tesco PLC	92,597	482,154
The Sage Group PLC	162,686	402,837
Tullow Oil PLC	35,943	344,125
Vodafone Group PLC	776,882	1,590,781
Wolseley PLC	92,487	515,201

		8,542,234
United States - 42.10%
Abbott Laboratories	6,500	346,905
Abercrombie & Fitch Company, Class A	2,700	62,289
ACE, Ltd.	22,700	1,201,284
Adobe Systems, Inc. *	7,100	151,159
AFLAC, Inc.	33,800	1,549,392
Allergan, Inc.	47,000	1,895,040
Amazon.com, Inc. *	6,800	348,704
American Electric Power Company, Inc.	23,000	765,440
American Tower Corp., Class A *	5,100	149,532
Amgen, Inc. *	18,200	1,051,050
Anadarko Petroleum Corp.	25,400	979,170
Analog Devices, Inc.	55,700	1,059,414
Apple, Inc. *	14,800	1,263,180
ArcelorMittal	7,239	174,495
AT&T, Inc.	47,700	1,359,450

The accompanying notes are an integral part of the financial statements.

89

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Global Allocation Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

United States (continued)
Automatic Data Processing, Inc.	6,800	$267,512
Baker Hughes, Inc.	30,000	962,100
Bank of New York Mellon Corp.	47,601	1,348,536
Baxter International, Inc.	7,100	380,489
BlackRock, Inc.	1,100	147,565
BorgWarner, Inc.	34,100	742,357
Broadcom Corp., Class A *	27,900	473,463
Burlington Northern Santa Fe Corp. (a)	10,300	779,813
Campbell Soup Company	5,900	177,059
Carnival Corp.	37,700	916,864
Celanese Corp., Series A	27,000	335,610
Cephalon, Inc. * (a)	4,300	331,272
Charles Schwab Corp.	3,400	54,978
Chevron Corp.	17,500	1,294,475
Cisco Systems, Inc. *	29,300	477,590
City National Corp.	9,600	467,520
CME Group, Inc.	1,100	228,921
Coach, Inc. *	22,000	456,940
Colgate-Palmolive Company	3,200	219,328
Comcast Corp., Class A	120,300	2,030,664
Constellation Brands, Inc., Class A *	39,100	616,607
Covidien, Ltd.	24,300	880,632
DaVita, Inc. *	9,100	451,087
Discover Financial Services	94,650	902,014
Dynegy, Inc., Class A *	65,100	130,200
Ecolab, Inc.	3,800	133,570
EOG Resources, Inc.	7,500	499,350
Exelon Corp.	29,900	1,662,739
Express Scripts, Inc. *	5,100	280,398
FedEx Corp.	25,100	1,610,165
Fifth Third Bancorp	75,200	621,152
Fortune Brands, Inc.	16,900	697,632
General Dynamics Corp.	3,100	178,529
General Electric Company	127,500	2,065,500
Genzyme Corp. *	25,700	1,705,709
Google, Inc., Class A *	1,900	584,535
Halliburton Company	60,600	1,101,708
Hess Corp.	12,300	659,772
Home Depot, Inc.	6,300	145,026
Illinois Tool Works, Inc.	43,100	1,510,655
Intel Corp.	165,300	2,423,298
IntercontinentalExchange, Inc. *	1,200	98,928
International Game Technology	14,500	172,405
Interpublic Group of Companies, Inc. *	119,700	474,012
Intuit, Inc. *	37,700	896,883
J.C. Penney Company, Inc. (a)	35,000	689,500
Johnson Controls, Inc.	51,100	927,976
JPMorgan Chase & Company	3,700	116,661
Laboratory Corp. of America Holdings *	4,700	302,727
Macy’s, Inc.	65,300	675,855
Marathon Oil Corp.	26,000	711,360
Marvell Technology Group, Ltd. *	67,700	451,559
Masco Corp.	38,500	428,505
MasterCard, Inc., Class A (a)	3,500	500,255
McDonald’s Corp.	3,900	242,541
Medco Health Solutions, Inc. *	29,800	1,248,918
Medtronic, Inc.	31,600	992,872
MetLife, Inc.	16,700	582,162
Microsoft Corp.	86,800	1,687,392
Millipore Corp. *	10,500	540,960
Monsanto Company	3,100	218,085
Morgan Stanley	61,600	988,064
NetApp, Inc. *	42,600	595,122
News Corp., Class A	88,200	801,738
NiSource, Inc.	10,100	110,797
Nortel Networks Corp. *	542	141
Northern Trust Corp.	3,700	192,918
Omnicom Group, Inc.	27,100	729,532
Oracle Corp. *	8,900	157,797
PACCAR, Inc.	39,750	1,136,850
Pall Corp.	24,900	707,907
Peabody Energy Corp.	29,900	680,225
Pepco Holdings, Inc.	18,000	319,680
PepsiCo, Inc.	29,900	1,637,623
Pharmaceutical Product Development, Inc.	12,600	365,526
Praxair, Inc.	6,000	356,160
Precision Castparts Corp.	3,000	178,440
Principal Financial Group, Inc.	34,400	776,408
Procter & Gamble Company	2,100	129,822
QUALCOMM, Inc.	17,600	630,608
Ryder Systems, Inc.	18,700	725,186
Schlumberger, Ltd.	1,900	80,427
Sempra Energy	22,400	954,912
Southwestern Energy Company *	5,000	144,850
Sprint Nextel Corp. *	229,895	420,708
Starbucks Corp. *	91,100	861,806
Starwood Hotels & Resorts Worldwide, Inc.	24,500	438,550
Stryker Corp.	7,500	299,625
Sunoco, Inc.	11,800	512,828
SunTrust Banks, Inc.	27,000	797,580
Sysco Corp.	42,800	981,832
T. Rowe Price Group, Inc.	4,900	173,656
The Sherwin-Williams Company	3,800	227,050
Ultra Petroleum Corp. *	13,500	465,885
Union Pacific Corp.	7,200	344,160
United Technologies Corp.	6,700	359,120
Visa, Inc.	12,600	660,870
VMware, Inc. Class A * (a)	39,200	928,648
Waters Corp. *	3,100	113,615
Wells Fargo & Company	62,400	1,839,552
Wyeth	34,100	1,279,091
Wynn Resorts, Ltd. * (a)	2,100	88,746
XTO Energy, Inc.	5,275	186,049
Zimmer Holdings, Inc. *	17,700	715,434

		79,364,932

TOTAL COMMON STOCKS (Cost $179,400,653)		$123,142,080

PREFERRED STOCKS - 0.27%
Germany - 0.27%
Henkel AG & Company KGaA (Non Voting)	16,302	510,721

TOTAL PREFERRED STOCKS (Cost $811,889)		$510,721

The accompanying notes are an integral part of the financial statements.

90

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Global Allocation Trust (continued)

	Shares or Principal Amount		Value

U.S. TREASURY OBLIGATIONS - 5.72%
Treasury Inflation Protected
Securities (d) - 0.90%
1.375% due 07/15/2018		$1,426,617	$1,334,221
2.00% due 01/15/2016		387,493	371,085

			1,705,306
U.S. Treasury Bonds - 2.53%
2.75% due 10/31/2013		225,000	239,203
3.75% due 11/15/2018		2,810,000	3,181,004
4.375% due 02/15/2038		15,000	20,091
4.50% due 05/15/2038		650,000	887,149
4.75% due 02/15/2037		125,000	174,180
8.125% due 08/15/2019		175,000	258,644

			4,760,271
U.S. Treasury Notes - 2.29%
1.25% due 11/30/2010		3,850,000	3,891,349
2.00% due 11/30/2013		415,000	425,764

			4,317,113

TOTAL U.S. TREASURY OBLIGATIONS (Cost $10,229,218)			$10,782,690

U.S. GOVERNMENT AGENCY OBLIGATIONS - 7.60%
Federal Home Loan Bank - 0.23%
3.375% due 10/20/2010		100,000	104,001
3.625% due 08/15/2011		320,000	339,167

			443,168
Federal Home Loan Mortgage Corp. - 2.08%
2.375% due 05/28/2010		410,000	417,363
4.50% due 06/01/2034		236,109	239,429
5.50% due 04/01/2018 to 09/01/2038		2,253,340	2,311,792
5.75% due 09/15/2010	EUR	35,000	50,721
6.00% due 03/01/2029		$21,859	22,717
6.50% due 11/01/2029 to 02/01/2038		850,937	885,473

			3,927,495
Federal National Mortgage
Association - 5.05%
2.875% due 12/11/2013		1,065,000	1,090,851
3.00% due 07/12/2010		345,000	355,583
3.50% due 04/28/2011		355,000	357,501
5.50% due 10/01/2017 to 07/01/2038		3,840,002	3,946,565
5.625% due 07/15/2037		240,000	309,642
6.00% due 08/01/2017 to 09/01/2038		2,674,478	2,746,714
6.50% due 06/01/2017 to 12/01/2037		677,874	705,611

			9,512,467
Government National Mortgage
Association - 0.24%
6.50% due 08/15/2027 to 06/15/2029		424,944	446,015

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $13,981,023)			$14,329,145

FOREIGN GOVERNMENT OBLIGATIONS - 0.90%
Canada - 0.02%
Canadian Government Bond 5.25% due 06/01/2012	CAD	45,000	40,959
France - 0.17%
Government of France
3.50% due 07/12/2009	EUR	95,000	$133,042
3.75% due 04/25/2021		100,000	139,934
4.00% due 04/25/2055		30,000	44,933

			317,909
Germany - 0.17%
Bundesschatzanweisungen
4.00% due 09/10/2010		50,000	71,932
Federal Republic of Germany
4.00% due 01/04/2037		125,000	186,169
Hypothekenbank in Essen AG, Series E1LM
3.75% due 09/28/2012		40,000	56,304

			314,405
Italy - 0.34%
Republic of Italy
3.75% due 08/01/2021		50,000	63,873
4.25% due 08/01/2013		237,000	337,967
4.50% due 02/01/2018		170,000	240,042

			641,882
Spain - 0.06%
Kingdom of Spain 5.75% due 07/30/2032		65,000	109,433
Sweden - 0.01%
Kingdom of Sweden 6.75% due 05/05/2014	SEK	190,000	29,687
United Kingdom - 0.13%
Government of United Kingdom
4.25% due 12/07/2027	GBP	35,000	52,327
4.75% due 12/07/2038		30,000	51,211
5.8553% due 09/07/2015		90,000	143,365

			246,903

TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $1,761,752)			$1,701,178

CORPORATE BONDS - 1.83%
France - 0.05%
Compagnie de Financement Foncier, MTN 4.00% due 07/21/2011	EUR	40,000	56,233
France Telecom SA 7.75% due 03/01/2011		$30,000	31,569

			87,802
Germany - 0.13%
Kreditanstalt fuer Wiederaufbau, Series E, MTN 4.625% due 10/12/2012	EUR	165,000	241,213
Ireland - 0.03%
GE Capital European Funding, Series E, MTN 4.625% due 08/23/2010		40,000	55,075
Italy - 0.02%
Intesa Sanpaolo SpA, EMTN 6.375% due 04/06/2010		35,000	49,126
Netherlands - 0.06%
E.ON International Finance BV, EMTN 5.125% due 10/02/2012		40,000	57,612

The accompanying notes are an integral part of the financial statements.

91

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Global Allocation Trust (continued)

	Shares or Principal Amount		Value

CORPORATE BONDS (continued)

Netherlands (continued)
Rabobank Nederland, EMTN 4.125% due 04/04/2012	EUR	35,000	$48,786

			106,398
Switzerland - 0.05%
Credit Suisse New York 6.00% due 02/15/2018		$100,000	91,832
United Kingdom - 0.07% Abbey National PLC 7.95% due 10/26/2029		25,000	21,776
Halifax PLC 9.375% due 05/15/2021	GBP	30,000	46,335
Lloyds TSB Bank PLC, EMTN 6.625% due 03/30/2015		30,000	43,069
Royal Bank of Scotland PLC 9.625% due 06/22/2015		20,000	31,630

			142,810
United States - 1.42%
Allergan, Inc. 5.75% due 04/01/2016		$95,000	90,888
AOL Time Warner, Inc. 6.875% due 05/01/2012		225,000	216,157
AT&T, Inc. 6.50% due 09/01/2037		100,000	107,699
Avalonbay Communities, Inc. 7.50% due 08/01/2009		15,000	14,514
Bank One Corp. 7.875% due 08/01/2010		85,000	89,093
Bear Stearns Companies, Inc. 7.25% due 02/01/2018		220,000	241,088
BellSouth Corp. 6.55% due 06/15/2034		35,000	35,490
Boeing Capital Corp. 6.10% due 03/01/2011		50,000	50,627
Citigroup, Inc., Series E, MTN 5.50% due 11/18/2015	GBP	30,000	39,139
CVS Caremark Corp. 5.75% due 06/01/2017		$135,000	127,098
Dominion Resources, Inc. 5.95% due 06/15/2035		75,000	64,083
Exelon Generation Company LLC 5.35% due 01/15/2014		85,000	77,638
General Electric Capital Corp. 5.875% due 01/14/2038		210,000	205,561
General Electric Capital Corp., Series A, MTN 6.00% due 06/15/2012		160,000	164,168
International Lease Finance Corp. 3.50% due 04/01/2009		180,000	170,911
JPMorgan Chase Capital XXV, Series Y 6.80% due 10/01/2037		100,000	92,138
Kinder Morgan Energy Partners LP 5.125% due 11/15/2014		55,000	47,916
MetLife, Inc. 5.00% due 11/24/2013		125,000	114,327
Morgan Stanley 6.75% due 04/15/2011		215,000	211,544
Pacific Gas & Electric Company 6.05% due 03/01/2034		50,000	53,103
ProLogis 5.625% due 11/15/2015		$90,000
PSEG Power LLC 6.95% due 06/01/2012		100,000	98,667
Sprint Capital Corp. 6.875% due 11/15/2028		100,000	59,500
Washington Mutual Bank 5.50% due 01/15/2013		325,000	32
Wells Fargo Bank NA 5.95% due 08/26/2036		250,000	259,227

			2,675,398

TOTAL CORPORATE BONDS (Cost $4,033,806)			$3,449,654

COLLATERALIZED MORTGAGE
OBLIGATIONS - 1.20%
United States - 1.20%
Banc of America Commercial Mortgage, Inc., Series 2002-PB2, Class C 6.349% due 06/11/2035		345,000	304,645
Citigroup Commercial Mortgage Trust, Series 2006-C5, Class A4 5.431% due 10/15/2049		325,000	254,747
Countrywide Home Loan Mortgage Pass Through Trust, Series 2006-16, Class M1 6.2506% due 11/25/2036		982,060	219,557
G-Force CDO, Ltd. Series 2006-1A, Class A3 5.60% due 09/27/2046 (g)		375,000	101,250
GS Mortgage Securities Corp., II, Series 2006-CC1, Class A 5.3766% due 03/21/2046 (b)(g)		1,022,072	306,622
GS Mortgage Securities Corp., II, Series 2006-RR2, Class A1 5.8136% due 06/23/2046 (b)(g)		1,244,605	248,921
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP8, Class A4 5.399% due 05/15/2045		425,000	324,121
JPMorgan Commercial Mortgage Finance Corp., Series 1999-C8, Class A2 7.40% due 07/15/2031		53,812	53,653
WaMu Mortgage Pass-Through Certificates, Series 2002-AR17, Class 1A 3.456% due 11/25/2042 (b)		157,510	129,861
Washington Mutual, Inc., Series 2007-HY1, Class LB1 5.7904% due 02/25/2037 (b)		998,686	313,412

			2,256,789

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $5,939,253)			$2,256,789

ASSET BACKED SECURITIES - 0.64%
United States - 0.64%
Citibank Credit Card Issuance Trust, Series 2002-A8, Class A8 2.0663% due 11/07/2011 (b)		400,000	382,623
Greenpoint Home Equity Loan Trust, Series 2004-3, Class A 4.6962% due 03/15/2035 (b)		20,639	15,501

The accompanying notes are an integral part of the financial statements.

92

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Global Allocation Trust (continued)

	Shares or Principal Amount		Value

ASSET BACKED SECURITIES
(continued)
United States (continued)
GSAMP Trust, Series 2006-S5, Class A2 5.658% due 09/25/2036		$490,638	$54,402
Harley-Davidson Motorcycle Trust, Series 2007-2, Class B 5.23% due 03/17/2014		675,000	525,741
Home Equity Mortgage Trust, Series 2006-3, Class A2 5.594% due 09/25/2036		500,000	47,811
MBNA Credit Card Master Note Trust, Series 2004-A7, Class A7 1.295% due 12/15/2011 (b)		175,000	170,004
Merrill Lynch Mortgage Investors, Inc., Series 2006-SL1, Class A 0.6513% due 09/25/2036 (b)		33,664	10,489

			1,206,571

TOTAL ASSET BACKED SECURITIES (Cost $2,272,270)			$1,206,571

SUPRANATIONAL OBLIGATIONS - 0.06%
Luxembourg - 0.06%
European Investment Bank 4.75% due 06/06/2012	GBP	30,000	45,426
European Investment Bank, Series INTL 5.375% due 10/15/2012	EUR	50,000	75,114

			120,540

TOTAL SUPRANATIONAL OBLIGATIONS (Cost $131,248)			$120,540

INVESTMENT COMPANIES - 7.62%
United States - 7.62%
UBS Emerging Markets Equities Fund		280,038	4,662,688
UBS High Yield Fund		530,454	9,704,124

			14,366,812

TOTAL INVESTMENT COMPANIES (Cost $17,834,078)			$14,366,812

SHORT TERM INVESTMENTS - 1.45%
John Hancock Cash Investment Trust, 1.2465% (c)(f)		$2,730,409	$2,730,409

TOTAL SHORT TERM INVESTMENTS (Cost $2,730,409)			$2,730,409

REPURCHASE AGREEMENTS - 2.57%
Repurchase Agreement with State Street Corp. dated 12/31/2008 at 0.00% to be repurchased at $4,836,000 on 01/02/2009, collateralized by $3,565,000 Federal National Mortgage Association, 6.25% due 05/15/2029 (valued at $4,933,069, including interest)		$4,836,000	$4,836,000

TOTAL REPURCHASE AGREEMENTS (Cost $4,836,000)			$4,836,000

Total Investments (Global Allocation Trust) (Cost $243,961,599) - 95.18%			$179,432,589
Other Assets in Excess of Liabilities - 4.82%			9,087,256

TOTAL NET ASSETS - 100.00%			$188,519,845

The portfolio had the following five top industry concentrations as of December 31, 2008 (as a percentage of total net assets):

Financial Services	4.62%
Insurance	3.86%
Banking	3.83%
Semiconductors	2.74%
Food & Beverages	2.57%

Global Real Estate Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 99.76%
Australia - 8.79%
Aspen Group, Ltd.	912,916	$279,969
Becton Property Group	351,834	22,715
CFS Gandel Retail Trust	2,842,410	3,736,336
Charter Hall Group, Ltd	839,460	164,672
Commonwealth Property Office Fund, Ltd.	2,208,710	1,821,009
Compass Hotel Group, Ltd. *	107,450	9,170
Dexus Property Group, REIT	4,646,953	2,660,935
General Property Trust, Ltd.	3,286,897	2,143,294
ING Office Fund *	2,037,949	1,158,974
Macquarie Goodman Group, Ltd.	3,506,555	1,805,678
Macquarie Leisure Trust Group	484,284	305,089
Macquarie Office Trust, REIT *	1,025,565	28,601
Macquarie Office Trust	6,432,934	1,104,948
Mirvac Group, Ltd.	1,987,894	1,779,131
Stockland Company, Ltd.	1,567,392	4,458,745
Westfield Group	2,271,016	20,617,982

		42,097,248
Austria - 0.25%
Conwert Immobilien Invest AG *	260,000	1,180,789
Canada - 2.36%
Allied Properties Real Estate Investment Trust	174,750	1,762,363
Boardwalk Real Estate Investment Trust	6,650	137,686
Brookfield Properties Corp.	229,575	1,774,615

The accompanying notes are an integral part of the financial statements.

93

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Global Real Estate Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Canada (continued)
Chartwell Seniors Housing Real Estate
Investment Trust	63,150	$276,233
Extendicare Real Estate Investment Trust *	437,700	2,074,156
First Capital Realty, Inc., REIT *	217,350	3,339,919
RioCan Real Estate Investment Trust	176,400	1,951,903

		11,316,875
Cayman Islands - 1.06%
China Resources Land, Ltd.	4,095,000	5,068,774
Finland - 0.30%
Technopolis Oyj	352,067	1,431,309
France - 4.83%
Fonciere Des Regions (a)	40,000	2,740,732
ICADE	22,000	1,828,285
Klepierre SA	42,259	1,039,237
Societe de la Tour Eiffel	20,000	943,906
Unibail-Rodamco, REIT	111,100	16,597,746

		23,149,906
Guernsey - 0.09%
Camper & Nicholsons Marina Investments, Ltd. *	1,340,000	433,482
Hong Kong - 11.35%
China Overseas Land & Investment, Ltd.	6,320,666	8,875,083
China Overseas Land & Investment, Ltd. *	252,826	90,689
Hang Lung Properties, Ltd.	2,324,408	5,103,392
Henderson Land Development Company, Ltd.	1,148,000	4,293,718
Kerry Properties, Ltd.	748,733	2,014,171
Link, REIT	5,273,500	8,772,508
New World China Land, Ltd.	3,427,200	1,051,041
New World Development Company, Ltd.	3,373,038	3,453,723
Sino Land Company, Ltd.	432,000	452,406
Sun Hung Kai Properties, Ltd.	2,403,185	20,221,690

		54,328,421
Japan - 18.13%
Aeon Mall Company, Ltd.	228,700	4,421,146
Japan Real Estate Investment Corp., REIT	1,061	9,478,061
Japan Retail Fund Investment Corp., REIT	632	2,729,830
Mitsubishi Estate Company, Ltd.	1,633,000	26,975,334
Mitsui Fudosan Company, Ltd.	1,377,000	22,957,655
Nippon Building Fund, Inc., REIT	982	10,793,908
Sumitomo Realty & Development Company, Ltd.	523,000	7,861,805
Tokyo Tatemono Company, Ltd.	348,000	1,594,854

		86,812,593
Netherlands - 1.49%
Corio NV	102,500	4,719,984
NR Nordic and Russia Properties, Ltd. *	2,000,000	557,512
ProLogis European Properties *	406,667	1,832,414

		7,109,910
Norway - 0.01%
Scandinavian Property Development ASA *	128,960	49,727
Singapore - 3.71%
Ascendas India Trust *	4,064,848	1,283,710
Ascendas, REIT *	2,344,820	2,255,789
Capitaland, Ltd.	2,644,000	5,769,022
CapitaMall Trust *	1,892,000	2,105,395
City Developments, Ltd.	301,000	1,346,658
Hong Kong Land Holdings, Ltd.	1,997,000	4,980,630

		17,741,204
Sweden - 0.68%
Hufvudstaden AB	200,000	1,433,485
Klovern AB	370,000	880,117
Lennart Wallenstam Byggnads AB, Series B	110,000	963,366

		3,276,968
United Kingdom - 7.78%
Aseana Properties, Ltd. *	1,002,233	215,706
Big Yellow Group PLC (a)	325,000	1,129,817
British Land Company PLC	710,000	5,688,693
Brixton PLC	180,000	347,926
Capital & Regional PLC	1,100,000	741,463
Derwent Valley Holdings PLC	268,730	2,826,884
Equest Balkan Properties PLC *	696,104	292,726
Great Portland Estates PLC	408,199	1,532,886
Hammerson PLC (a)	674,000	5,221,157
Hansteen Holdings PLC	750,000	763,385
Helical Bar PLC	550,000	2,235,181
Land Securities Group PLC	471,000	6,332,274
London & Stamford Property, Ltd.	665,000	884,086
Minerva PLC *	684,000	133,171
Mucklow A & J Group PLC	48,688	155,949
North Real Estate Opportunities Fund, Ltd. *	600,000	312,761
Safestore Holdings, Ltd.	875,000	683,591
Segro PLC, REIT	950,000	3,386,844
South African Property Opportunities PLC *	1,400,000	845,397
Terrace Hill Group PLC	2,250,000	662,865
Unite Group PLC	1,352,427	2,841,961

		37,234,723
United States - 38.93%
AMB Property Corp., REIT	114,600	2,683,932
American Campus Communities, Inc., REIT	179,554	3,677,266
Avalon Bay Communities, Inc., REIT	207,700	12,582,466
BioMed Realty Trust, Inc., REIT	277,500	3,252,300
Boston Properties, Inc., REIT	208,850	11,486,750
BRE Properties, Inc., Class A, REIT	156,900	4,390,062
Camden Property Trust, REIT	81,750	2,562,045
DCT Industrial Trust, Inc., REIT	380,200	1,923,812
Digital Realty Trust, Inc., REIT (a)	202,670	6,657,710
DuPont Fabros Technology, Inc., REIT	177,650	367,736
Equity Lifestyle Properties, Inc., REIT	109,990	4,219,216
Equity Residential, REIT	272,250	8,118,495
Extra Space Storage, Inc., REIT	265,250	2,737,380
Federal Realty Investment Trust, REIT	137,300	8,523,584
HCP, Inc., REIT	27,100	752,567
Hospitality Properties Trust, REIT	64,350	956,884
Host Hotels & Resorts, Inc., REIT	453,580	3,433,601
Kilroy Realty Corp., REIT	58,800	1,967,448
Liberty Property Trust, REIT	168,650	3,850,279
LTC Properties, Inc., REIT	136,280	2,763,758
Macerich Company, REIT (a)	73,450	1,333,852
Medical Properties Trust, Inc., REIT	351,487	2,217,883

The accompanying notes are an integral part of the financial statements.

94

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PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Global Real Estate Trust (continued)

	Shares or Principal Amount		Value

COMMON STOCKS (continued)
United States (continued)
Nationwide Health Properties, Inc., REIT		222,560	$6,391,923
OMEGA Healthcare Investors, Inc., REIT		61,750	986,147
Post Properties, Inc., REIT		135,550	2,236,575
ProLogis, REIT		182,350	2,532,841
Public Storage, Inc., REIT		192,310	15,288,645
Regency Centers Corp., REIT		276,840	12,928,428
Saul Centers, Inc., REIT		26,300	1,038,850
Senior Housing Properties Trust, REIT		377,655	6,767,578
Simon Property Group, Inc., REIT		314,405	16,704,338
SL Green Realty Corp., REIT (a)		114,400	2,962,960
Taubman Centers, Inc., REIT		77,100	1,962,966
Ventas, Inc., REIT		397,270	13,336,354
Vornado Realty Trust, REIT		212,271	12,810,555

			186,407,186

TOTAL COMMON STOCKS (Cost $656,926,063)			$477,639,115

CORPORATE BONDS - 0.34%
United Kingdom - 0.34%

Liberty International PLC, Series LII 3.95% due 09/30/2010	GBP	1,500,000	1,633,644

TOTAL CORPORATE BONDS (Cost $1,622,675)			$1,633,644

CONVERTIBLE BONDS - 0.01%

Germany - 0.01%
Colonia Real Estate AG, Series COLO 1.875% due 12/07/2011	EUR	185,500	62,268

TOTAL CONVERTIBLE BONDS (Cost $247,207)			$62,268

SHORT TERM INVESTMENTS - 1.74%
John Hancock Cash Investment Trust, 1.2465% (c)(f)		$8,344,489	$8,344,489

TOTAL SHORT TERM INVESTMENTS (Cost $8,344,489)			$8,344,489

REPURCHASE AGREEMENTS - 0.79%
Repurchase Agreement with State Street Corp. dated 12/31/2008 at 0.00% to be repurchased at $3,773,000 on 01/02/2009, collateralized by $3,385,000 Federal National Mortgage Association, 6.00% due 04/18/2036 (valued at $3,850,438, including interest)		$3,773,000	$3,773,000

TOTAL REPURCHASE AGREEMENTS (Cost $3,773,000)			$3,773,000

Total Investments (Global Real Estate Trust) (Cost $670,913,434) - 102.64%			$491,452,516
Liabilities in Excess of Other Assets - (2.64)%			(12,632,131)

TOTAL NET ASSETS - 100.00%			$478,820,385

The portfolio had the following five top industry concentrations as of December 31, 2008 (as a percentage of total net assets):

Real Estate	98.39%
Building Materials & Construction	0.91%
Investment Companies	0.46%
Hotels & Restaurants	0.00%
0.00%

Growth Equity Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 97.58%
Basic Materials - 4.56%
Monsanto Company	122,950	$8,649,533
Praxair, Inc.	83,700	4,968,432

		13,617,965
Communications - 12.29%
Amazon.com, Inc. *	94,900	4,866,472
America Movil SAB de CV, Series L, ADR	41,150	1,275,238
American Tower Corp., Class A *	105,400	3,090,328
Cisco Systems, Inc. *	469,850	7,658,555
DIRECTV Group, Inc. *	237,850	5,449,143
Google, Inc., Class A *	24,650	7,583,573
Omnicom Group, Inc.	30,650	825,098
QUALCOMM, Inc.	166,150	5,953,155

		36,701,562
Consumer, Cyclical - 11.66%
CVS Caremark Corp.	203,850	5,858,649
GameStop Corp., Class A *	129,650	2,808,219
Lowe’s Companies, Inc.	102,700	2,210,104
McDonald’s Corp.	158,250	9,841,567
NIKE, Inc., Class B	157,900	8,052,900
Wal-Mart Stores, Inc.	107,700	6,037,662

		34,809,101
Consumer, Non-cyclical - 29.27%
Abbott Laboratories	120,850	6,449,765

The accompanying notes are an integral part of the financial statements.

95

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PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Growth Equity Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Consumer, Non-cyclical (continued)
Alcon, Inc.	84,650	$7,549,933
Allergan, Inc.	73,050	2,945,376
Avon Products, Inc.	164,100	3,943,323
Becton, Dickinson & Company	42,900	2,933,931
Celgene Corp. *	120,500	6,661,240
Colgate-Palmolive Company	31,050	2,128,167
Express Scripts, Inc. *	56,050	3,081,629
Genentech, Inc. *	62,700	5,198,457
Genzyme Corp. *	46,200	3,066,294
Gilead Sciences, Inc. *	134,950	6,901,343
Intuitive Surgical, Inc. * (a)	12,300	1,561,977
PepsiCo, Inc.	134,850	7,385,735
Procter & Gamble Company	133,600	8,259,152
Teva Pharmaceutical Industries, Ltd., SADR	143,800	6,121,566
The Kroger Company	207,650	5,484,037
Visa, Inc.	147,500	7,736,375

		87,408,300
Energy - 5.64%
CONSOL Energy, Inc.	107,450	3,070,921
Devon Energy Corp.	64,900	4,264,579
Entergy Corp.	49,700	4,131,561
Pioneer Natural Resources Company	55,550	898,799
Transocean, Ltd. *	94,350	4,458,037

		16,823,897
Financial - 6.56%
BlackRock, Inc.	11,250	1,509,187
Charles Schwab Corp.	327,950	5,302,952
IntercontinentalExchange, Inc. *	53,500	4,410,540
Northern Trust Corp.	49,550	2,583,537
State Street Corp.	146,700	5,769,711

		19,575,927
Industrial - 13.29%
ABB, Ltd., SADR	172,850	2,594,478
Amphenol Corp., Class A	63,700	1,527,526
Boeing Company	28,300	1,207,561
Bucyrus International, Inc., Class A	83,085	1,538,734
Emerson Electric Company	90,450	3,311,375
Expeditors International of Washington, Inc.	114,100	3,796,107
Foster Wheeler, Ltd. *	84,700	1,980,286
Norfolk Southern Corp.	139,450	6,561,123
Precision Castparts Corp.	78,900	4,692,972
Raytheon Company	86,000	4,389,440
SPX Corp.	45,100	1,828,805
United Technologies Corp.	116,900	6,265,840

		39,694,247
Technology - 14.31%
Apple, Inc. *	79,950	6,823,732
Autodesk, Inc. *	50,400	990,360
Broadcom Corp., Class A *	228,000	3,869,160
Cognizant Technology Solutions Corp., Class A *	194,900	3,519,894
Hewlett-Packard Company (a)	214,100	7,769,689
Intel Corp.	390,150	5,719,599
Intersil Corp., Class A	125,750	1,155,643
Microsoft Corp.	209,600	4,074,624
Oracle Corp. *	425,600	7,545,888
Research In Motion, Ltd. *	31,100	1,262,038

		42,730,627

TOTAL COMMON STOCKS (Cost $403,954,593)		$291,361,626

SHORT TERM INVESTMENTS - 0.32%
John Hancock Cash
Investment Trust, 1.2465% (c)(f)	$951,400	$951,400

TOTAL SHORT TERM INVESTMENTS (Cost $951,400)		$951,400

REPURCHASE AGREEMENTS - 3.84%

Repurchase Agreement with State Street Corp. dated 12/31/2008 at 0.00% to be repurchased at $11,474,000 on 01/02/2009, collateralized by $11,720,000 U.S. Treasury Bills, zero coupon due 07/02/2009 (valued at$11,704,764, including interest)	$11,474,000	$11,474,000

TOTAL REPURCHASE AGREEMENTS (Cost $11,474,000)		$11,474,000

Total Investments (Growth Equity Trust) (Cost $416,379,993) - 101.74%		$303,787,026
Liabilities in Excess of Other Assets - (1.74)%		(5,188,980)

TOTAL NET ASSETS - 100.00%		$298,598,046

Health Sciences Trust

	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 102.59%

Basic Materials - 1.64%
Biogen Idec, Inc. *	19,400	$924,022
Monsanto Company ***	20,800	1,463,280
Symyx Technologies, Inc. *	40,800	242,352

		2,629,654
Consumer, Cyclical - 0.75%
China Nepstar Chain Drugstore Ltd., ADR	8,800	44,440
CVS Caremark Corp. ***	40,400	1,161,096

		1,205,536
Consumer, Non-cyclical - 95.48%
A&D Pharma Holding NV *	73,669	214,023
Abbott Laboratories ***	7,600	405,612
Acadia Pharmaceuticals, Inc. *	71,200	64,080
Acorda Therapeutics, Inc. * ***	57,461	1,178,525
Alcon, Inc. ***	18,300	1,632,177
Alexion Pharmaceuticals, Inc. * ***	174,100	6,300,679
Alexza Pharmaceuticals, Inc. *	37,400	118,558
Alkermes, Inc. * ***	141,200	1,503,780
Allergan, Inc.	50,000	2,016,000
Allos Therapeutics, Inc. *	47,500	290,700

The accompanying notes are an integral part of the financial statements.

96

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PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Health Sciences Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Consumer, Non-cyclical (continued)
AMAG Pharmaceuticals, Inc. * ***	4,800	$172,080
Amedisys, Inc. * ***	7,000	289,380
AMERIGROUP Corp. * ***	54,600	1,611,792
AmerisourceBergen Corp.	13,900	495,674
Amgen, Inc. * ***	61,700	3,563,175
Amylin Pharmaceuticals, Inc. * ***	105,300	1,142,505
Array BioPharma, Inc. *	24,100	97,605
ArthroCare Corp. * ***	26,200	124,974
Bangkok Dusit Medical Service PCL	758,000	392,294
Baxter International, Inc. ***	106,500	5,707,335
Biocryst Pharmaceuticals, Inc. *	76,300	104,531
Biodel, Inc. *	42,500	204,850
BioMarin Pharmaceutical, Inc. *	164,700	2,931,660
Boston Scientific Corp. *	41,900	324,306
Bristol-Myers Squibb Company	33,200	771,900
C.R. Bard, Inc.	1,000	84,260
Cadence Pharmaceuticals, Inc. *	76,200	550,926
Cardinal Health, Inc.	500	17,235
Cardiome Pharma, Corp. *	18,100	82,355
Catalyst Health Solutions, Inc. *	51,100	1,244,285
Celgene Corp. * ***	59,166	3,270,697
Centene Corp. *	23,700	467,127
Cephalon, Inc. * ***	55,400	4,268,016
Charles River Laboratories International, Inc. * ***	25,800	675,960
Chugai Pharmaceutical Company, Ltd.	86,100	1,673,678
Community Health Systems, Inc. * ***	58,400	851,472
Conceptus, Inc. * ***	111,700	1,700,074
Cougar Biotechnology, Inc. *	51,116	1,329,016
Covance, Inc. * ***	39,100	1,799,773
Covidien, Ltd. ***	43,325	1,570,098
Cubist Pharmaceuticals, Inc. *	68,400	1,652,544
CV Therapeutics, Inc. *	4,700	43,287
Daiichi Sankyo Company, Ltd.	11,800	279,051
DaVita, Inc. * ***	18,895	936,625
deCODE genetics, Inc. *	128,800	23,828
DENTSPLY International, Inc. ***	43,850	1,238,324
Diagnosticos da America SA	11,200	107,966
Dyadic International, Inc. *	42,100	6,315
Edwards Lifesciences Corp. * ***	18,300	1,005,585
Elan Corp. PLC, SADR *	193,500	1,161,000
Exelixis, Inc. *	116,100	582,822
Express Scripts, Inc. *	29,200	1,605,416
Fresenius AG	14,493	731,421
Genentech, Inc. * ***	65,100	5,397,441
Gen-Probe, Inc. *	14,200	608,328
Genzyme Corp. *	3,700	245,569
Gilead Sciences, Inc. * ***	237,196	12,130,203
GlaxoSmithkline Pharmaceuticals, Ltd.	22,375	528,706
Health Net, Inc. * ***	72,800	792,792
Henry Schein, Inc. * ***	80,500	2,953,545
Hikma Pharmaceuticals PLC	54,200	275,882
Human Genome Sciences, Inc. *	39,000	82,680
IDEXX Laboratories, Inc. * ***	4,700	169,576
Illumina, Inc. * ***	88,000	2,292,400
Immucor, Inc. * ***	22,723	603,977
Incyte Corp. * ***	250,600	949,774
Infinity Pharmaceuticals, Inc. *	45,775	365,742
Intercell AG *	7,200	226,458
Intermune, Inc. *	2,400	25,392
Intuitive Surgical, Inc. * ***	10,000	1,269,900
Ipsen SA	24,600	961,532
Laboratory Corp. of America Holdings * ***	13,800	888,858
Lexicon Genetics, Inc. *	18,900	26,460
Life Technologies Corp. *	17,227	401,561
Maxygen, Inc. *	19,400	173,048
McKesson Corp.	55,100	2,134,023
Medco Health Solutions, Inc. * ***	90,700	3,801,237
Medial Saude SA	69,200	222,556
Medicines Company * ***	170,755	2,515,221
Medtronic, Inc.	78,800	2,475,896
Merck & Company, Inc. ***	104,400	3,173,760
Merck KGaA *	29,548	2,643,375
Micrus Endovascular Corp. *	26,100	303,021
Millipore Corp. *	15,600	803,712
Mindray Medical International, Ltd., ADR	2,400	43,200
Mylan, Inc. *	39,500	390,655
Myriad Genetics, Inc. * ***	8,100	536,706
Nanosphere, Inc. *	2,900	13,804
Neurocrine Biosciences, Inc. *	34,600	110,720
Nobel Biocare Holding AG, Series BR	21,420	442,318
Novartis AG	12,900	646,050
Novo Nordisk AS	12,650	652,536
Nuvasive, Inc. *	14,400	498,960
Onyx Pharmaceuticals, Inc. * ***	30,738	1,050,010
Optimer Pharmaceuticals, Inc. *	18,300	221,613
Orexigen Therapeutics, Inc. *	25,200	140,616
OSI Pharmaceuticals, Inc. * ***	16,568	646,980
Pfizer, Inc.	900	15,939
Pharmasset, Inc. * ***	54,200	710,562
PharMerica Corp. *	61,600	965,272
Phonak Holding AG	1,000	60,778
Poniard Pharmaceuticals, Inc. *	93,045	179,577
Profarma Distribuidora de Produtos
Farmaceuticos SA	95,600	217,273
Qiagen NV * ***	8,000	140,480
Regeneron Pharmaceuticals, Inc. *	33,000	605,880
Rigel Pharmaceuticals, Inc. *	18,300	146,400
Roche Holdings AG - Genusschein	19,139	2,963,044
Sawai Pharmaceutical Co., Ltd.	14,200	702,760
Schering-Plough Corp.	113,000	1,924,390
Seattle Genetics, Inc. *	86,900	776,886
Sepracor, Inc. *	5,600	61,488
Shire Pharmaceuticals Group PLC, ADR	35,300	1,580,734
Shire, Ltd.	39,600	583,306
Simcere Pharmaceutical Group *	22,600	162,042
St. Jude Medical, Inc. * ***	57,400	1,891,904
Stereotaxis, Inc. *	121,900	536,360
Stryker Corp. ***	34,100	1,362,295
Teva Pharmaceutical Industries, Ltd., SADR ***	109,166	4,647,190
Theravance, Inc. *	54,200	671,538
Towa Pharmaceutical Company, Ltd.	19,800	879,303
Transition Therapeutics, Inc. *	5,977	23,191

The accompanying notes are an integral part of the financial statements.

97

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PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Health Sciences Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Consumer, Non-cyclical (continued)
Triple-S Management Corp. * ***	40,100	$461,150
UCB SA	18,358	598,808
United Therapeutics Corp. * ***	2,400	150,120
UnitedHealth Group, Inc.	48,600	1,292,760
Valeant Pharmaceuticals International * ***	6,500	148,850
Vertex Pharmaceuticals, Inc. * ***	113,204	3,439,138
WellPoint, Inc. * ***	63,900	2,692,107
Wright Medical Group, Inc. *	36,200	739,566
Wyeth ***	114,568	4,297,446
XenoPort, Inc. *	45,900	1,151,172
Zimmer Holdings, Inc. *	17,500	707,350

		152,941,203
Financial - 3.39%
Aetna, Inc. ***	45,150	1,286,775
Assurant, Inc.	11,600	348,000
CIGNA Corp. ***	43,900	739,715
eHealth, Inc. *	23,025	305,772
Humana, Inc. * ***	68,952	2,570,531
Tempo Participacoes SA *	152,000	172,727

		5,423,520
Industrial - 1.33%
Stericycle, Inc. * ***	16,675	868,434
Thermo Fisher Scientific, Inc. *	10,800	367,956
Waters Corp. * ***	24,100	883,265

		2,119,655

TOTAL COMMON STOCKS (Cost $204,253,895)		$164,319,568

PREFERRED STOCKS - 0.08%

Consumer, Non-cyclical - 0.08%
Pacific Biosciences, Series E (h)	21,900	137,970

TOTAL PREFERRED STOCKS (Cost $153,300)		$137,970

WARRANTS - 0.01%

Consumer, Non-cyclical - 0.01%
Dyadic International, Inc. (Expiration Date 05/30/2010; strike price $6.33) *	6,000	202
Favrille, Inc. (Expiration date 03/06/2011; strike price $5.26) *	20,411	0
Mannkind Corp. (Expiration date 08/05/2010; strike price $12.228) *	21,000	118
Poniard Pharmaceuticals, Inc. (Expiration date 02/01/2011; strike price $4.62) *	132,113	24,735
(Expiration date 12/03/2008; strike price $6.00) *	2,400	0

		25,055

TOTAL WARRANTS (Cost $3,076)		$25,055

SHORT TERM INVESTMENTS - 0.52%
T. Rowe Price Reserve Investment Fund, 1.5309%	$830,745	$830,745

TOTAL SHORT TERM INVESTMENTS (Cost $830,745)		$830,745

REPURCHASE AGREEMENTS - 0.39%
Repurchase Agreement with State Street Corp. dated 12/31/2008 at 0.00% to be repurchased at $619,000 on 01/02/2009, collateralized by $555,000 Federal National Mortgage Association, 5% due 04/15/2015 (valued at $634,088, including interest)	$619,000	$619,000
TOTAL REPURCHASE AGREEMENTS (Cost $619,000)		$619,000
Total Investments (Health Sciences Trust) (Cost $205,860,016) - 103.59%		$165,932,338
Liabilities in Excess of Other Assets - (3.59)%		(5,755,935)

TOTAL NET ASSETS - 100.00%		$160,176,403

Income & Value Trust

	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 63.58%

Basic Materials - 3.01%
Allegheny Technologies, Inc. (a)	43,600	$1,113,108
Barrick Gold Corp.	80,100	2,945,277
Cliffs Natural Resources, Inc.	17,300	443,053
Ecolab, Inc.	9,100	319,865
Monsanto Company	17,900	1,259,265
Nucor Corp.	28,400	1,312,080
Potash Corp. of Saskatchewan, Inc.	10,600	776,132

		8,168,780
Communications - 9.86%
American Tower Corp., Class A *	66,500	1,949,780
AT&T, Inc.	110,600	3,152,100
CBS Corp., Class B	105,700	865,683
Ciena Corp. *	11,600	77,720
Cisco Systems, Inc. *	193,200	3,149,160
Comcast Corp., Class A	35,350	596,708
eBay, Inc. *	23,900	333,644
Gannett Company, Inc. (a)	41,500	332,000
Google, Inc., Class A *	16,500	5,076,225
Monster Worldwide, Inc. *	45,800	553,722
Omnicom Group, Inc.	72,800	1,959,776
Polycom, Inc. *	46,000	621,460
QUALCOMM, Inc.	62,700	2,246,541
Time Warner Cable, Inc. *	51,400	1,102,530
Time Warner, Inc.	53,500	538,210
TW Telecom, Inc. *	37,900	321,013
Viacom, Inc., Class B *	32,750	624,215
Walt Disney Company	100,900	2,289,421

The accompanying notes are an integral part of the financial statements.

98

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Income & Value Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Communications (continued)
Yahoo!, Inc. *	81,600	$995,520

		26,785,428
Consumer, Cyclical - 5.87%
Best Buy Company, Inc.	28,900	812,379
Carnival Corp.	38,200	929,024
Coach, Inc. *	14,800	307,396
Costco Wholesale Corp.	11,600	609,000
Hanesbrands, Inc. *	55,812	711,603
Home Depot, Inc.	49,800	1,146,396
Honda Motor Company, Ltd., ADR	40,600	866,404
Johnson Controls, Inc.	22,400	406,784
Las Vegas Sands Corp. *	74,200	440,006
Lowe's Companies, Inc.	45,800	985,616
Nintendo Company, Ltd. (US)	20,500	978,875
Nordstrom, Inc. (a)	48,200	641,542
Southwest Airlines Company	80,700	695,634
Target Corp.	120,600	4,164,318
Urban Outfitters, Inc. *	31,700	474,866
Wal-Mart Stores, Inc.	23,200	1,300,592
Wynn Resorts, Ltd. * (a)	11,300	477,538

		15,947,973
Consumer, Non-cyclical - 19.75%
Abbott Laboratories	62,000	3,308,940
Allergan, Inc.	64,100	2,584,512
Altria Group, Inc.	97,800	1,472,868
Apollo Group, Inc., Class A *	21,100	1,616,682
AstraZeneca PLC, SADR	24,700	1,013,441
Baxter International, Inc.	75,400	4,040,686
BioMarin Pharmaceutical, Inc. *	18,900	336,420
Cardinal Health, Inc.	55,300	1,906,191
Celgene Corp. *	79,100	4,372,648
DaVita, Inc. *	56,450	2,798,226
Forest Laboratories, Inc. *	28,200	718,254
Genentech, Inc. *	48,200	3,996,262
Gilead Sciences, Inc. *	12,300	629,022
Health Net, Inc. *	9,200	100,188
Iron Mountain, Inc. *	17,400	430,302
Kimberly-Clark Corp.	8,000	421,920
Kraft Foods, Inc., Class A	162,589	4,365,515
Medtronic, Inc.	28,600	898,612
Paychex, Inc.	65,600	1,723,968
PepsiCo, Inc.	86,100	4,715,697
Pfizer, Inc.	27,800	492,338
Philip Morris International, Inc.	89,100	3,876,741
Sanofi-Aventis, ADR	16,900	543,504
Sara Lee Corp.	305,800	2,993,782
Teva Pharmaceutical Industries, Ltd., SADR	23,800	1,013,166
The Coca-Cola Company	18,000	814,860
Unilever NV	29,400	721,770
UnitedHealth Group, Inc.	49,800	1,324,680
Visa, Inc.	7,600	398,620

		53,629,815
Energy - 4.61%
Anadarko Petroleum Corp.	13,900	535,845
Baker Hughes, Inc.	9,400	301,458
Chevron Corp.	24,955	1,845,921
CMS Energy Corp.	37,800	382,158
ConocoPhillips	20,000	1,036,000
EOG Resources, Inc.	5,200	346,216
Exxon Mobil Corp.	21,900	1,748,277
Kinder Morgan Management LLC *	9,091	363,458
Marathon Oil Corp.	77,600	2,123,136
Royal Dutch Shell PLC, ADR, Class B	16,495	848,338
Royal Dutch Shell PLC, ADR	12,300	651,162
Schlumberger, Ltd.	48,600	2,057,238
Williams Companies, Inc.	19,700	285,256

		12,524,463
Financial - 7.69%
ACE, Ltd.	11,300	597,996
Aetna, Inc.	1,500	42,750
AFLAC, Inc.	22,900	1,049,736
Astoria Financial Corp.	16,900	278,512
Bank of America Corp.	16,400	230,912
Berkshire Hathaway, Inc., Class A *	15	1,449,000
Douglas Emmett, Inc., REIT	22,900	299,074
Goldman Sachs Group, Inc.	46,770	3,946,923
Hudson City Bancorp, Inc.	168,800	2,694,048
JPMorgan Chase & Company	143,916	4,537,672
Progressive Corp.	96,100	1,423,241
RenaissanceRe Holdings, Ltd.	6,600	340,296
SunTrust Banks, Inc.	3,400	100,436
T. Rowe Price Group, Inc.	8,000	283,520
Wells Fargo & Company	122,900	3,623,092

		20,897,208
Industrial - 8.35%
Cooper Industries, Ltd., Class A	14,200	415,066
Danaher Corp.	7,400	418,914
Emerson Electric Company	14,300	523,523
Energizer Holdings, Inc. *	4,300	232,802
FedEx Corp.	10,200	654,330
Flextronics International, Ltd. *	91,000	232,960
Fluor Corp.	58,100	2,606,947
General Electric Company	300,500	4,868,100
Illinois Tool Works, Inc.	49,900	1,748,995
Jabil Circuit, Inc.	127,800	862,650
Jacobs Engineering Group, Inc. *	5,700	274,170
KLA-Tencor Corp.	43,400	945,686
Union Pacific Corp.	12,300	587,940
United Parcel Service, Inc., Class B	96,900	5,345,004
United Technologies Corp.	36,500	1,956,400
Vulcan Materials Company (a)	14,300	994,994

		22,668,481
Technology - 4.03%
Adobe Systems, Inc. *	35,000	745,150
Agilent Technologies, Inc. *	41,300	645,519
Apple, Inc. *	18,100	1,544,835
Brocade Communications Systems, Inc. *	294,600	824,880
Cerner Corp. * (a)	30,000	1,153,500
Cognizant Technology Solutions Corp., Class A *	25,400	458,724

The accompanying notes are an integral part of the financial statements.

99

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Income & Value Trust (continued)

	Shares or
	Principal
	Amount		Value

COMMON STOCKS (continued)

Technology (continued)
Dell, Inc. *		41,300	$422,912
First Solar, Inc. *		4,600	634,616
Hewlett-Packard Company		17,000	616,930
Intel Corp.		28,300	414,878
International Business Machines Corp.		7,300	614,368
Lam Research Corp. *		10,500	223,440
Microchip Technology, Inc.		16,100	314,433
Microsoft Corp.		79,780	1,550,923
NetApp, Inc. *		34,400	480,568
Oracle Corp. *		17,500	310,275

			10,955,951
Utilities - 0.41%
American Water Works Company, Inc. (a)		37,700	787,176
Edison International		10,400	334,048

			1,121,224

TOTAL COMMON STOCKS (Cost $221,479,422)			$172,699,323

PREFERRED STOCKS - 0.23%

Consumer, Non-cyclical - 0.18%
Schering-Plough Corp., 6.00%		2,800	486,696

Financial - 0.05%
Bank of America Corp., 8.00%		190,000	136,665

TOTAL PREFERRED STOCKS (Cost $890,000)			$623,361

U.S. TREASURY OBLIGATIONS - 5.61%
Treasury Inflation-Protected
Securities (d) - 0.66%
1.875% due 07/15/2013 to 07/15/2015		1,892,138	1,782,722
U.S. Treasury Bonds - 3.21%
2.75% due 10/31/2013		2,515,000	2,673,760
3.50% due 12/15/2009		1,690,000	1,740,436
5.50% due 08/15/2028		925,000	1,250,195
6.25% due 08/15/2023		2,235,000	3,048,330

			8,712,721
U.S. Treasury Notes - 1.59%
1.125% due 12/15/2011		1,525,000	1,531,791
3.50% due 02/15/2018		815,000	902,103
3.625% due 07/15/2009 to 05/15/2013		590,000	644,218
3.875% due 02/15/2013		70,000	77,984
4.875% due 06/30/2009		1,151,000	1,177,212

			4,333,308
U.S. Treasury Strips - 0.15%
0.01% due 02/15/2037		840,000	409,293

TOTAL U.S. TREASURY OBLIGATIONS (Cost $14,399,431)			$15,238,044

U.S. GOVERNMENT AGENCY OBLIGATIONS - 10.38%

Federal Agricultural Mortgage Corp. - 0.43%
5.50% due 07/15/2011		500,000	532,258
5.125% due 03/30/2011		605,000	651,008

			1,183,266
Federal Home Loan Bank - 0.88%
2.25% due 10/02/2009		1,925,000	1,947,536
5.625% due 06/13/2016		420,000	441,016

			2,388,552
Federal Home Loan Mortgage Corp. - 1.98%
5.00% due 02/01/2038		3,020,782	3,083,321
5.25% due 07/18/2011		250,000	274,170
5.476% due 02/01/2038 (b)		463,698	471,682
5.50% due 04/01/2038		987,643	1,012,373
5.724% due 11/01/2037 (b)		89,466	91,523
6.00% due 04/01/2016 to 08/01/2016		159,310	165,863
6.258% due 02/01/2037		221,254	226,756
6.50% due 08/01/2038		47,273	49,192

			5,374,880
Federal National Mortgage
Association - 7.09%
4.50% TBA **		2,910,000	2,952,741
5.00% due 03/01/2037		3,395,925	3,473,262
5.50% due 01/01/2037 to 05/25/2037		1,822,764	1,867,643
6.00% due 06/01/2021 to 03/01/2037		197,956	204,190
6.00% TBA **		6,950,000	7,160,129
6.0769% due 02/17/2009 (b)		1,000,000	998,750
6.25% due 02/01/2011 to 05/15/2029		325,000	405,533
6.50% IO due 07/01/2037		1,158,504	1,184,525
7.00% due 03/01/2037 to 10/01/2047		861,146	893,587
7.50% due 09/01/2029 to 10/01/2031		106,703	112,218

			19,252,578

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $27,606,343)			$28,199,276

FOREIGN GOVERNMENT OBLIGATIONS - 1.59%

Australia - 0.05%
Republic of Australia 6.00% due 10/14/2015	AUD	165,000	122,563

Brazil - 0.04%
Federative Republic of Brazil 10.00% due 01/01/2017	BRL	290,000	110,530

Canada - 0.02%
Government of Canada 4.50% due 06/01/2015	CAD	50,000	46,208

Colombia - 0.04%
Republic of Colombia
10.00% due 01/23/2012		$40,000	44,700
12.00% due 10/22/2015	COP	133,000,000	65,034

			109,734
Gabon - 0.03%
Republic of Gabon 8.20% due 12/12/2017		$150,000	92,367

Germany - 0.66%
Federal Republic of Germany
3.25% due 07/04/2015	EUR	700,000	1,008,258
4.25% due 07/04/2014		365,000	553,594
4.75% due 07/04/2034		150,000	240,720

			1,802,572

The accompanying notes are an integral part of the financial statements.

100

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Income & Value Trust (continued)

	Shares or
	Principal
	Amount		Value

FOREIGN GOVERNMENT OBLIGATIONS (continued)

Japan - 0.51%
Government of Japan
1.50% due 09/20/2014	JPY	75,000,000	$862,498
1.70% due 09/20/2017		45,000,000	526,853

			1,389,351
Mexico - 0.13%
Government of Mexico
5.625% due 01/15/2017		$52,000	52,000
9.00% due 12/24/2009	MXN	500,000	36,520
10.00% due 12/05/2024		4,000	33,276
10.375% due 02/17/2009		$220,000	221,100

			342,896
Sweden - 0.01%
Kingdom of Sweden 6.75% due 05/05/2014	SEK	235,000	36,718

Turkey - 0.01%
Republic of Turkey 6.875% due 03/17/2036		$15,000	12,450
7.25% due 03/05/2038		10,000	8,400

			20,850
United Kingdom - 0.09%
United Kingdom Gilt 4.00% due 09/07/2016	GBP	165,000	254,525

TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $4,341,449)			$4,328,314

CORPORATE BONDS - 9.70%

Basic Materials - 0.06%
Freeport-McMoRan Copper & Gold, Inc. 6.875% due 02/01/2014		$70,000	63,000
Vale Overseas, Ltd. 6.875% due 11/21/2036		100,000	90,770

			153,770

Communications - 1.28%
AT&T, Inc.
6.30% due 01/15/2038		60,000	63,427
6.70% due 11/15/2013		340,000	360,169
Charter Communications Operating LLC 8.375% due 04/30/2014 (g)		300,000	229,500
Comcast Cable Communications LLC 7.125% due 06/15/2013		170,000	167,011
Comcast Corp. 6.95% due 08/15/2037		125,000	131,632
Cox Communications, Inc. 7.75% due 11/01/2010		125,000	122,689
News America, Inc. 5.30% due 12/15/2014		280,000	257,878
Nielsen Finance LLC 10.00% due 08/01/2014		400,000	320,000
SBC Communications, Inc. 5.625% due 06/15/2016		125,000	125,560
Telecom Italia Capital SA
5.25% due 10/01/2015		50,000	38,063
5.25% due 11/15/2013		200,000	152,500
7.20% due 07/18/2036		130,000	100,100
7.721% due 06/04/2038		85,000	69,806
Thomson Reuters Corp.
5.95% due 07/15/2013		75,000	69,827
6.50% due 07/15/2018		140,000	127,308
Time Warner Cable, Inc.
6.75% due 07/01/2018		95,000	91,466
8.75% due 02/14/2019 (b)		180,000	195,720
Time Warner, Inc.
5.875% due 11/15/2016		135,000	121,026
7.625% due 04/15/2031		130,000	127,765
Univision Communications, Inc. 9.75% due 03/15/2015 (g)		550,000	68,750
Verizon Communications, Inc.
5.25% due 04/15/2013		50,000	50,191
8.95% due 03/01/2039		120,000	155,003
Verizon Wireless Capital LLC 8.50% due 11/15/2018 (g)		150,000	175,752
Vodafone Group PLC 6.15% due 02/27/2037		145,000	143,323

			3,464,466
Consumer, Cyclical - 0.33%
DaimlerChrysler NA Holding Corp. 7.30% due 01/15/2012		140,000	121,013
Delta Air Lines, Inc., Series 02-1 6.417% due 07/02/2012		295,000	200,600
Home Depot, Inc. 2.0463% due 12/16/2009 (b)		370,000	349,550
Seminole Tribe of Florida 5.798% due 10/01/2013 (g)		155,000	141,844
Walgreen Company 4.875% due 08/01/2013		75,000	77,240

			890,247
Consumer, Non-cyclical - 1.58%
Abbott Laboratories 5.60% due 11/30/2017		65,000	70,342
Altria Group, Inc.
8.50% due 11/10/2013		220,000	227,864
9.70% due 11/10/2018		220,000	237,783
9.95% due 11/10/2038		35,000	38,108
Anheuser-Busch Companies, Inc. 5.50% due 01/15/2018		420,000	381,762
Aramark Services, Inc. 8.50% due 02/01/2015		380,000	343,900
AstraZeneca PLC 5.40% due 09/15/2012		100,000	105,609
Biogen Idec, Inc. 6.00% due 03/01/2013		60,000	59,345
Cardinal Health, Inc. 5.80% due 10/15/2016		250,000	226,170
Delhaize Group 6.50% due 06/15/2017		50,000	45,400
Diageo Capital PLC 5.75% due 10/23/2017		220,000	212,872
GlaxoSmithKline Capital, Inc. 4.85% due 05/15/2013		200,000	200,611
Hospira, Inc. 5.55% due 03/30/2012		75,000	71,060

The accompanying notes are an integral part of the financial statements.

101

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Income & Value Trust (continued)

	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)

Consumer, Non-cyclical (continued)
Kraft Foods, Inc.
6.125% due 08/23/2018	$200,000	$197,175
6.875% due 02/01/2038	75,000	74,948
Kroger Company
6.15% due 01/15/2020	100,000	98,662
7.50% due 01/15/2014	50,000	52,560
PepsiCo, Inc. 7.90% due 11/01/2018	130,000	159,334
Philip Morris International, Inc. 6.875% due 03/17/2014	230,000	241,704
Procter & Gamble Company 4.60% due 01/15/2014	130,000	136,227
Schering Plough Corp. 5.55% due 12/01/2013	120,000	120,877
Smithfield Foods, Inc. 8.00% due 10/15/2009	275,000	261,250
Tenet Healthcare Corp. 9.875% due 07/01/2014	250,000	201,250
U.S. Investigations Services, Inc. 10.50% due 11/01/2015 (g)	350,000	255,500
WellPoint, Inc. 6.375% due 06/15/2037	290,000	269,428

		4,289,741
Diversified - 0.02%
Capmark Financial Group, Inc. 6.30% due 05/10/2017	235,000	64,641
Energy - 0.75%
Enbridge Energy Partners LP, Series B 6.50% due 04/15/2018	50,000	41,145
Enterprise Products Operating LP, Series B
5.60% due 10/15/2014 (g)	90,000	76,359
6.875% due 03/01/2033	125,000	95,820
Husky Energy, Inc. 6.80% due 09/15/2037	50,000	41,659
Kinder Morgan Energy Partners LP
5.125% due 11/15/2014	110,000	95,832
6.00% due 02/01/2017	335,000	290,839
6.50% due 02/01/2037	130,000	99,257
Pemex Project Funding Master Trust 2.82% due 12/03/2012 (b)	590,000	492,650
Petroleum Export, Ltd. 5.265% due 06/15/2011 (g)	278,117	258,156
TransCanada Pipelines, Ltd.
6.20% due 10/15/2037	150,000	130,296
6.50% due 08/15/2018	80,000	78,485
TransCanada Pipelines, Ltd., ADR 6.35% due 05/15/2067 (b)	170,000	75,989
Williams Companies, Inc.
7.875% due 09/01/2021	98,000	74,970
8.125% due 03/15/2012	140,000	128,975
8.75% due 03/15/2032	84,000	62,580

		2,043,012
Financial - 3.93%
ACE INA Holdings, Inc. 6.70% due 05/15/2036	70,000	61,336
American Express Company 8.15% due 03/19/2038	75,000	86,005
Assured Guaranty U.S. Holdings, Inc., Series A 6.40% due 12/15/2066 (b)	75,000	11,239
BA Covered Bond Issuer 5.50% due 06/14/2012	240,000	247,176
Banco Bilbao Vizcaya Argentaria SA 5.75% due 07/20/2017 (g)	200,000	199,994
Bank of America NA 5.30% due 03/15/2017	690,000	655,173
Bank of Scotland PLC 5.25% due 02/21/2017 (g)	245,000	238,381
Brandywine Operating Partnership
5.40% due 11/01/2014	315,000	195,098
6.00% due 04/01/2016	25,000	13,638
Capital One Financial Corp. 6.25% due 11/15/2013	470,000	402,885
Capmark Financial Group, Inc. 5.875% due 05/10/2012	450,000	153,446
Caterpillar Financial Services Corp., MTN 4.85% due 12/07/2012	50,000	47,439
Catlin Insurance Company, Ltd. 7.249% due 12/31/2049 (b)(g)	250,000	99,433
CIT Group, Inc. 7.625% due 11/30/2012	50,000	42,208
Citigroup Capital XXI 8.30% due 12/21/2057 (b)	100,000	77,124
Citigroup, Inc. 6.125% due 05/15/2018	680,000	687,563
CNA Financial Corp. 7.25% due 11/15/2023	100,000	62,429
CoBank ACB 2.5963% due 06/15/2022 (b)(g)	360,000	252,974
Countrywide Home Loans, Inc., MTN 4.125% due 09/15/2009	40,000	39,531
Depfa ACS Bank 5.125% due 03/16/2037	100,000	72,412
Depfa ACS Bank, EMTN 4.75% due 10/12/2010	200,000	207,692
Developers Diversified Realty Corp.
5.00% due 05/03/2010	125,000	90,566
5.50% due 05/01/2015	45,000	18,903
Ford Motor Credit Company LLC 8.625% due 11/01/2010	150,000	113,554
General Electric Capital Corp. 5.875% due 01/14/2038	450,000	440,487
Goldman Sachs Group, Inc. 6.15% due 04/01/2018	545,000	523,724
HBOS PLC 6.75% due 05/21/2018 (g)	100,000	88,010
Hospitality Properties Trust 6.70% due 01/15/2018	400,000	186,056
HSBK Europe BV 7.75% due 05/13/2013 (g)	190,000	134,900
Independence Community Bank Corp. 3.75% due 04/01/2014 (b)	145,000	119,165
JPMorgan Chase Bank NA 5.875% due 06/13/2016	250,000	249,411
JPMorgan Chase Bank NA, BKNT 6.00% due 10/01/2017	680,000	685,902

The accompanying notes are an integral part of the financial statements.

102

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Income & Value Trust (continued)

	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)

Financial (continued)

JPMorgan Chase Capital XXV, Series Y 6.80% due 10/01/2037	$115,000	$105,959
Kazkommerts International BV 8.00% due 11/03/2015	150,000	69,000
Kimco Realty Corp. 4.82% due 06/01/2014	125,000	88,976
Korea Development Bank 5.30% due 01/17/2013	100,000	90,890
Liberty Mutual Group, Inc.
6.50% due 03/15/2035 (g)	150,000	86,014
7.50% due 08/15/2036 (g)	480,000	292,279
National Rural Utilities Cooperative Finance Corp.
5.50% due 07/01/2013	100,000	96,926
10.375% due 11/01/2018	250,000	292,602
Nationwide Building Society
5.50% due 07/18/2012 (g)	165,000	152,765
5.50% due 07/18/2012	210,000	204,748
Nationwide Financial Services 6.75% due 05/15/2037	290,000	130,017
Nationwide Mutual Insurance Company 7.875% due 04/01/2033 (g)	60,000	35,392
Northern Rock PLC 5.625% due 06/22/2017 (g)	200,000	200,367
Northern Trust Corp. 5.50% due 08/15/2013	160,000	164,283
PNC Preferred Funding Trust I 6.113% due 03/15/2049 (b)(g)	500,000	206,473
ProLogis
5.625% due 11/15/2015	130,000	64,696
6.625% due 05/15/2018	125,000	59,790
Resona Bank, Ltd. 5.85% due 09/29/2049 (b)(g)	190,000	107,707
Royal Bank of Scotland Group PLC 6.99% due 10/29/2049 (b)(g)	150,000	70,130
Simon Property Group LP
5.30% due 05/30/2013	150,000	112,139
6.125% due 05/30/2018	170,000	114,869
SMFG Preferred Capital 6.078% due 01/29/2049 (b)(g)	240,000	161,911
Unicredit Luxembourg Finance SA 5.584% due 01/13/2017 (b)(g)	200,000	174,885
US AgBank FCB 6.11% due 12/31/2049 (b)(g)	400,000	256,684
Wachovia Corp. 5.75% due 02/01/2018	240,000	240,478
WEA Finance LLC/WCI Finance LLC 5.70% due 10/01/2016	75,000	50,097
Wells Fargo & Company 5.625% due 12/11/2017	190,000	198,223
Zions Bancorporation 5.50% due 11/16/2015	500,000	353,605

		10,685,759
Industrial - 0.82%
Atlas Copco AB, ADR 5.60% due 05/22/2017 (g)	125,000	117,425
BAE Systems Asset Trust
6.664% due 09/15/2013 (g)	728,499	721,214
7.156% due 12/15/2011 (g)	311,199	271,099
BNSF Funding Trust I 6.613% due 12/15/2055 (b)	35,000	22,050
Burlington Northern Santa Fe Corp. 6.15% due 05/01/2037	110,000	101,313
Koninklijke Philips Electronics NV 7.20% due 06/01/2026	125,000	121,884
Lockheed Martin Corp. 7.65% due 05/01/2016	110,000	126,781
Norfolk Southern Corp.
5.75% due 04/01/2018	95,000	92,440
7.05% due 05/01/2037	60,000	62,743
Northrop Grumman Corp. 7.125% due 02/15/2011	110,000	114,374
NXP BV/NXP Funding LLC 7.875% due 10/15/2014	300,000	117,000
Raytheon Company 6.40% due 12/15/2018	120,000	129,901
Union Pacific Corp.
5.70% due 08/15/2018	205,000	197,361
5.75% due 11/15/2017	25,000	23,705

		2,219,290
Technology - 0.08%
Hewlett-Packard Company 5.50% due 03/01/2018	100,000	100,922
KLA-Tencor Corp. 6.90% due 05/01/2018	120,000	90,760
National Semiconductor Corp. 6.15% due 06/15/2012	25,000	22,391

		214,073
Utilities - 0.85%
Alabama Power Company 5.80% due 11/15/2013	160,000	166,519
Appalachian Power Company 5.55% due 04/01/2011	125,000	123,834
Cleveland Electric Illuminating Company
5.65% due 12/15/2013	95,000	85,859
8.875% due 11/15/2018	210,000	228,308
Consumers Energy Company 6.125% due 03/15/2019	50,000	49,528
Energy East Corp. 6.75% due 07/15/2036	125,000	102,572
Florida Power Corp. 5.65% due 06/15/2018	230,000	238,505
Ohio Edison Company 6.40% due 07/15/2016	70,000	62,844
Pacific Gas & Electric Company
4.20% due 03/01/2011	150,000	148,181
8.25% due 10/15/2018	210,000	252,307
Pennsylvania Electric Company 6.05% due 09/01/2017	35,000	31,396
Public Service Company of Colorado 5.80% due 08/01/2018	130,000	134,824
Public Service Electric & Gas Company, MTN 5.30% due 05/01/2018	40,000	38,852
Taqa Abu Dhabi National Energy Company 6.60% due 08/01/2013 (g)	200,000	184,442
United Energy Distribution Property, Ltd. 4.70% due 04/15/2011 (g)	170,000	178,547

The accompanying notes are an integral part of the financial statements.

103

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Income & Value Trust (continued)

	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)

Utilities (continued)
Veolia Environnement
5.25% due 06/03/2013	$125,000	$115,922
6.00% due 06/01/2018	140,000	124,097
Virginia Electric and Power Company 5.95% due 09/15/2017	50,000	50,332

		2,316,869

TOTAL CORPORATE BONDS (Cost $30,606,114)		$26,341,868

COLLATERALIZED MORTGAGE
OBLIGATIONS - 5.47%
Federal Home Loan Mortgage Corp., Series T-41, Class 3A 7.50% due 07/25/2032	103,008	106,325
American Home Mortgage Assets, Series 2007-3, Class 22A1 6.25% due 06/25/2037	135,757	61,045
Bank of America Commercial Mortgage, Inc., Series 2001-3, Class A1 4.89% due 04/11/2037	68,777	67,752
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-10, Class A3 4.65% due 10/25/2035	875,000	421,667
Bear Stearns Asset Backed Securities, Inc., Series 2005-AC3, Class 2A1 5.25% due 06/25/2020	191,490	136,335
Chase Commercial Mortgage Securities Corp., Series 2000-2, Class C 7.928% due 07/15/2032	250,000	250,876
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class A5 5.617% due 10/15/2048	75,000	59,735
Commercial Mortgage Pass Through Certificates, Series 2003-LB1A, Class A2 4.084% due 06/10/2038	750,000	645,099
Countrywide Alternative Loan Trust, Series 2005-54CB, Class 1A7 5.50% due 11/25/2035	264,155	232,635
Countrywide Alternative Loan Trust, Series 2005-64CB, Class 1A7 5.50% due 12/25/2035	231,211	199,778
Countrywide Alternative Loan Trust, Series 2007-2CB, Class 1A9 5.75% due 03/25/2037	479,352	229,789
Countrywide Alternative Loan Trust, Series 2007-HY4, Class 3A1 5.8537% due 06/25/2047 (b)	298,613	136,380
Countrywide Home Loan Mortgage Pass Through Trust, Series 2006-HYB5, Class 3A1B 5.9115% due 09/20/2036 (b)	85,842	44,311
Countrywide Home Loans, Series 2005-12, Class 2A5 5.50% due 05/25/2035	241,202	215,780
Crown Castle Towers LLC, Series 2005-1A, Class AFL 1.575% due 06/15/2035 (b)(g)	230,000	201,637
Crown Castle Towers LLC, Series 2006-1A, Class E 6.0652% due 11/15/2036 (g)	660,000	391,644
CS First Boston Mortgage Securities Corp., Series 2002-CKN2, Class A3 6.133% due 04/15/2037	500,000	475,886
CS First Boston Mortgage Securities Corp., Series 2004-C1, Class E 5.015% due 01/15/2037 (g)	425,000	144,385
CS First Boston Mortgage Securities Corp., Series 2004-C5, Class A3 4.499% due 11/15/2037	120,000	109,243
CS First Boston Mortgage Securities Corp., Series 2005-5, Class 4A1 6.25% due 07/25/2035	257,869	203,314
CS First Boston Mortgage Securities Corp., Series 2005-7, Class 3A1 5.00% due 08/25/2020	56,384	43,768
Federal Home Loan Mortgage Corp., REMICS, Series 2006-3233, Class PA 6.00% due 10/15/2036	306,058	316,905
Federal Home Loan Mortgage Corp., REMICS, Series 2007-3312, Class PA 5.50% due 05/15/2037	113,080	115,571
Federal National Mortgage Association, Series 2002-W3, Class A5 7.50% due 11/25/2041	181,145	190,712
First Horizon Alternative Mortgage Securities, Series 2005-FA8, Class 1A14 5.50% due 11/25/2035	432,181	353,540
First Union National Bank Commercial Mortgage Trust, Series 2002-C1, Class A1 5.585% due 02/12/2034	114,981	113,432
GE Capital Commercial Mortgage Corp., Series 2001-1, Class A1 6.079% due 05/15/2033	15,593	15,438
GE Capital Commercial Mortgage Corp., Series 2001-3, Class A2 6.07% due 06/10/2038	500,000	467,381
GE Capital Commercial Mortgage Corp., Series 2002-2A, Class A3 5.349% due 08/11/2036	360,000	326,918
GMAC Commercial Mortgage Securities, Inc., Series 2001-C2, Class A1 6.25% due 04/15/2034	7,881	7,854
GSR Mortgage Loan Trust, Series 2004-15F, Class 5A1 5.50% due 01/25/2020	372,886	346,667
Hilton Hotels Pool Trust, Series 2000-HLTA, Class B 2.4113% due 10/03/2015 (b)(g)	170,000	161,259
Indymac IMSC Mortgage Loan Trust, Series 2007-F3, Class 2A1 6.50% due 09/25/2037	421,112	226,743
Indymac Index Mortgage Loan Trust, Series 2006-AR5, Class 2A1 5.7617% due 05/25/2036 (b)	104,646	50,316
JPMorgan Alternative Loan Trust, Series 2006-S3, Class A6 6.12% due 08/25/2036	875,000	576,873
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2002-C1, Class A3 5.376% due 07/12/2037	1,165,000	1,082,922

The accompanying notes are an integral part of the financial statements.

104

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Income & Value Trust (continued)

	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP4, Class A2 4.79% due 10/15/2042	$382,783	$349,377
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7, Class A4 5.8751% due 04/15/2045 (b)	125,000	99,720
Lehman Mortgage Trust, Series 2007-7, Class 6A4 7.00% due 08/25/2037 ^	498	261
Lehman Mortgage Trust, Series 2007-8, Class 3A1 7.25% due 08/25/2037 ^	514,186	344,268
MASTR Alternative Loans Trust, Series 2004-5, Class 5A1 4.75% due 06/25/2019	557,472	500,080
Residential Accredit Loans, Inc., Series 2007-QS11, Class A1 7.00% due 10/25/2037	3,115	1,603
Residential Accredit Loans, Inc., Series 2007-QS9, Class A33 6.50% due 07/25/2037	108,566	56,285
Residential Asset Securitization Trust, Series 2004-A6, Class A1 5.00% due 08/25/2019	1,206,253	936,354
Salomon Brothers Mortgage Securities VII, Series 2000-C3, Class A2 6.592% due 12/18/2033	282,633	277,450
Salomon Brothers Mortgage Securities VII, Series 2001-C1, Class A3 6.428% due 12/18/2035	698,082	682,750
Salomon Brothers Mortgage Securities VII, Series 2001-C2, Class H 7.4446% due 11/13/2011 (b)	350,000	220,686
SBA CMBS Trust, Series 2005-1A, Class B 5.565% due 11/15/2035 (g)	250,000	180,000
Structured Asset Securities Corp., Series 1998-RF2, Class A 8.4613% due 07/15/2027 (b)(g)	123,974	123,805
Washington Mutual Mortgage Pass-Through, Series 2005-1, Class 6A1 6.50% due 03/25/2035	382,590	263,389
Wells Fargo Mortgage Backed Securities Trust, Series 2003-16, Class 2A1 4.50% due 12/25/2018	187,017	181,757
Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR10, Class 2A6 4.2321% due 06/25/2035 (b)	675,000	491,916
Wells Fargo Mortgage Backed Securities Trust, Series 2006-1, Class A3 5.00% due 03/25/2021	567,793	412,360
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR15, Class A1 5.6646% due 10/25/2036 (b)	1,522,128	1,010,292

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $19,560,108)		$14,862,268

ASSET BACKED SECURITIES - 2.19%
AmeriCredit Automobile Receivables Trust, Series 2007-DF, Class A4A 5.56% due 06/06/2014	125,000	101,707
Carmax Auto Owner Trust, Series 2007-2, Class A3 5.23% due 12/15/2011	112,367	110,670
Countryplace Manufactured Housing Contract Trust, Series 2005-1, Class A3 4.80% due 12/15/2035 (g)	250,000	187,692
Countrywide Asset-Backed Certificates, Series 2006-S2, Class A5 5.753% due 07/15/2027	825,000	283,057
CPS Auto Trust, Series 2005-C, Class A2 4.79% due 03/15/2012 (g)	337,894	311,778
CPS Auto Trust, Series 2006-A, Class 1A4 5.33% due 11/15/2012 (g)	626,052	571,916
CPS Auto Trust, Series 2006-C, Class A4 5.14% due 06/17/2013 (g)	824,998	678,029
Drive Auto Receivables Trust, Series 2006-2, Class A3 5.33% due 04/15/2014 (g)	450,000	395,999
First Investors Auto Owner Trust, Series 2005-A, Class A2 4.23% due 07/16/2012 (g)	101,395	92,019
GMAC Mortgage Corp. Loan Trust, Series 2007-HE2, Class A3 6.193% due 07/25/2037	350,000	107,578
GSAA Trust, Series 2006-7, Class AF5A 6.2052% due 01/25/2035	125,000	72,598
Hertz Vehicle Financing LLC, Series 2005-2A, Class A6 5.08% due 11/25/2011 (g)	330,000	276,961
New Century Home Equity Loan Trust, Series 2006-2, Class A2B 0.6313% due 08/25/2036 (b)	75,000	49,367
PG&E Energy Recovery Funding LLC, Series 2005-2, Class A3 5.12% due 12/25/2014	500,000	492,433
Rental Car Finance Corp., Series 2005-1A, Class A2 4.59% due 06/25/2011 (g)	500,000	405,313
Residential Accredit Loans, Inc., Series 2004-QS16, Class 1A1 5.50% due 12/25/2034	91,686	64,867
Residential Asset Mortgage Products, Inc., Series 2004-RS9, Class AI4 4.767% due 10/25/2032	347,068	254,724
Residential Funding Mortgage Securities II Inc, Series 2007-HSA2, Class A1F 8.47% due 01/25/2022	24,171	23,216
Triad Auto Receivables Owner Trust, Series 2005-A, Class A4 4.22% due 06/12/2012	203,589	183,636
UPFC Auto Receivables Trust, Series 2005-A, Class A3 4.34% due 12/15/2010	58,791	56,421
UPFC Auto Receivables Trust, Series 2005-B, Class A3 4.98% due 08/15/2011	128,903	119,881
Vanderbilt Acquisition Loan Trust, Series 2002-1, Class A3 5.70% due 09/07/2023	17,829	17,610
Washington Mutual Master Note Trust, Series 2006-A2A, Class A 1.245% due 06/15/2015 (b)(g)	170,000	127,950

The accompanying notes are an integral part of the financial statements.

105

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Income & Value Trust (continued)

	Shares or Principal Amount	Value

ASSET BACKED SECURITIES
(continued)
Washington Mutual Master Note Trust, Series 2007-A4A, Class A4 5.20% due 10/15/2014 (g)	$125,000	$91,524
West Penn Funding LLC Transition Bonds, Series 2005-A, Class A1 4.46% due 12/27/2010 (g)	599,890	598,415
Spirit Master Funding LLC, Series 2005-1, Class A1 5.05% due 07/20/2023 (g)	336,824	275,990

TOTAL ASSET BACKED SECURITIES (Cost $7,618,392)		$5,951,351

SUPRANATIONAL OBLIGATIONS - 0.28%

Financial - 0.28%
African Development Bank 6.875% due 10/15/2015	615,000	745,385

TOTAL SUPRANATIONAL OBLIGATIONS (Cost $680,307)		$745,385

SHORT TERM INVESTMENTS - 1.39%
John Hancock Cash Investment Trust, 1.2465% (c)(f)	$3,774,889	$3,774,889

TOTAL SHORT TERM INVESTMENTS (Cost $3,774,889)		$3,774,889

REPURCHASE AGREEMENTS - 4.68%
Repurchase Agreement with State Street Corp. dated 12/31/2008 at 0.00% to be repurchased at $12,718,000 on 01/02/2009, collateralized by $9,375,000 Federal National Mortgage Association, 6.25% due 05/15/2029 (valued at $12,972,656, including interest)	$12,718,000	$12,718,000

TOTAL REPURCHASE AGREEMENTS (Cost $12,718,000)		$12,718,000

Total Investments (Income & Value Trust) (Cost $343,674,455) - 105.10%		$285,482,079
Liabilities in Excess of Other Assets - (5.10)%		(13,863,578)

TOTAL NET ASSETS - 100.00%		$271,618,501

International Core Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 95.95%

Australia - 2.13%
Australia and New Zealand Banking Group, Ltd.	139,334	$1,504,279
Bluescope Steel, Ltd.	181,127	445,010
CSL, Ltd.	25,326	597,234
Foster’s Group, Ltd.	204,508	786,553
Macquarie Infrastructure Group	448,507	537,630
Mirvac Group, Ltd.	474,390	424,571
National Australia Bank, Ltd.	69,898	1,027,616
Origin Energy, Ltd.	143,042	1,613,302
Stockland Company, Ltd.	532,905	1,515,950
Suncorp-Metway, Ltd.	180,230	1,062,332
TABCORP Holdings, Ltd.	178,585	873,743
Telstra Corp., Ltd.	370,201	991,043
Woodside Petroleum, Ltd.	127,145	3,290,171
Woolworths, Ltd.	33,971	633,431

		15,302,865
Austria - 0.05%
OMV AG	14,078	374,073

Belgium - 0.72%
Belgacom SA (a)	28,135	1,075,557
Colruyt SA	7,545	1,621,322
Dexia SA	155,421	704,651
Fortis Group SA	269,209	354,995
KBC Bancassurance Holding NV	14,292	429,507
Mobistar SA *	3,738	269,639
Solvay SA	9,093	675,215

		5,130,886
Bermuda - 0.04%
Signet Jewelers, Ltd.	38,130	317,443

Canada - 2.61%
Agrium, Inc.	16,900	567,714
Bank of Montreal	88,600	2,242,811
Bank of Nova Scotia	43,700	1,179,139
BCE, Inc.	19,624	399,474
Canadian Imperial Bank of Commerce	17,600	728,379
Canadian National Railway Company	40,400	1,465,461
Canadian Natural Resources, Ltd.	25,263	997,627
Canadian Pacific Railway, Ltd.	28,600	949,395
IGM Financial, Inc.	22,000	631,754
Magna International, Inc.	24,700	735,298
National Bank of Canada	75,635	1,917,680
Penn West Energy Trust	29,400	323,174
Petro-Canada	52,700	1,140,659
Potash Corp. of Saskatchewan, Inc. - CAD	32,100	2,328,258
Royal Bank of Canada	57,500	1,681,450
Sun Life Financial, Inc.	62,500	1,439,854

		18,728,127
Denmark - 0.64%
H. Lundbeck AS	15,581	325,867
Novo Nordisk AS	57,848	2,984,023
Vestas Wind Systems AS *	21,610	1,271,678

		4,581,568
Finland - 1.27%
Fortum Corp. Oyj	49,588	1,077,811
Kone Corp. Oyj	11,488	257,604
Neste Oil Oyj (a)	67,447	1,015,223
Nokia AB Oyj	193,505	3,036,556
Nokian Renkaat Oyj	11,881	134,989
Outokumpu Oyj	43,887	522,214
Rautaruukki Oyj *	22,118	386,299
Sampo Oyj, A Shares	126,531	2,394,902

The accompanying notes are an integral part of the financial statements.

106

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

International Core Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Finland (continued)
TietoEnator Oyj	26,345	$289,835

		9,115,433
France - 10.89%
Air France KLM	32,176	414,951
Air Liquide	23,670	2,167,686
Alstom	18,538	1,104,767
BNP Paribas SA	99,053	4,275,574
Cap Gemini SA	22,983	888,683
Carrefour SA	10,190	393,888
Casino Guich-Perrachon SA	27,234	2,075,623
Compagnie de Saint-Gobain SA	14,963	707,006
Dassault Systemes SA (a)	17,107	775,581
Eramet	1,185	231,156
Essilor International SA	38,364	1,802,149
France Telecom SA	123,605	3,445,206
GDF Suez	130,620	6,483,597
Gemalto NV *	20,051	504,445
Hermes International SA (a)	24,311	3,403,609
L’Oreal SA	17,502	1,527,416
PSA Peugeot Citroen SA	29,292	500,795
Renault Regie Nationale SA	32,172	839,562
Sanofi-Aventis SA	313,634	20,061,022
Societe Generale	63,806	3,237,066
Technip SA	14,971	459,669
Total SA	368,219	20,244,383
UbiSoft Entertainment SA *	16,054	314,973
Unibail-Rodamco, REIT	6,720	1,003,932
Vallourec SA	11,150	1,267,756

		78,130,495
Germany - 5.44%
Adidas-Salomon AG	43,913	1,673,948
Aixtron AG	61,962	422,386
Allianz SE	7,263	772,788
BASF SE	21,444	833,178
Bayerische Motoren Werke (BMW) AG	58,862	1,807,371
Beiersdorf AG	15,621	925,240
Bilfinger Berger AG	12,578	673,218
Demag Cranes AG	21,791	595,440
Deutsche Post AG	64,534	1,091,505
Deutsche Telekom AG	220,653	3,336,121
E.ON AG	64,165	2,519,579
Fresenius Medical Care AG	29,539	1,357,960
Fresenius SE	10,626	623,589
Gildemeister AG	20,916	240,262
Hannover Rueckversicherung AG	33,500	1,065,327
Heidelberger Druckmaschinen AG (a)	49,277	441,668
K&S AG	48,145	2,751,664
Kloeckner & Company SE	29,563	520,908
Linde AG	16,958	1,423,260
Metro AG	14,308	569,009
Muenchener Rueckversicherungs-Gesellschaft AG	5,518	856,657
Norddeutsche Affinerie AG	43,641	1,718,040
Puma AG	3,529	703,288
Q-Cells AG * (a)	15,424	576,593
RWE AG	14,850	1,318,932
Salzgitter AG	24,792	1,926,715
SAP AG	143,097	5,192,569
SGL Carbon AG *	35,288	1,183,962
Suedzucker AG	56,565	856,942
Thyssen Krupp AG	38,681	1,076,805

		39,054,924
Greece - 0.41%
Alpha Bank A.E.	15,761	147,454
Coca-Cola Hellenic Bottling Company SA	21,468	312,159
National Bank of Greece SA	41,078	762,844
OPAP SA	60,766	1,748,745

		2,971,202
Hong Kong - 2.32%
CLP Holdings, Ltd.	915,096	6,221,485
Esprit Holdings, Ltd.	185,000	1,054,205
Hang Seng Bank, Ltd.	145,400	1,919,659
Hong Kong & China Gas Company, Ltd.	660,000	1,000,868
Hong Kong Electric Holdings, Ltd.	734,646	4,136,049
Hutchison Whampoa, Ltd.	82,000	413,954
Noble Group, Ltd.	730,766	523,419
Sun Hung Kai Properties, Ltd.	86,000	723,650
Yue Yuen Industrial Holdings, Ltd.	317,282	629,945

		16,623,234
Ireland - 0.41%
CRH PLC	96,008	2,432,713
Kerry Group PLC	29,068	529,930

		2,962,643
Italy - 3.20%
Banco Popolare Societa Cooperativa	41,910	297,153
Enel SpA	112,130	722,296
Eni SpA	621,997	14,967,521
Italcementi SpA, RNC	37,747	263,210
Luxottica Group SpA	38,626	706,565
Mediaset SpA	229,416	1,321,900
Prysmian SpA	20,993	332,445
Snam Rete Gas SpA	215,678	1,204,778
Telecom Italia SpA - RSP	966,813	1,100,775
Telecom Italia SpA	715,507	1,177,133
Terna SpA	257,443	849,558

		22,943,334
Japan - 28.60%
Acom Company, Ltd. (a)	6,600	278,945
Aisin Seiki Company	26,300	376,686
Alps Electric Company, Ltd.	129,954	640,937
Asahi Breweries, Ltd.	100,700	1,741,109
Asahi Kasei Corp.	207,000	913,710
Astellas Pharmaceuticals, Inc.	72,826	2,980,936
Bridgestone Corp.	37,500	562,485
Canon, Inc.	60,500	1,916,915
Capcom Company, Ltd.	23,400	529,382
Chubu Electric Power Company, Inc.	33,100	1,008,154
Circle K Sunkus Company, Ltd.	11,900	215,293
Cosmo Oil Company, Ltd.	338,000	1,052,237

The accompanying notes are an integral part of the financial statements.

107

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

International Core Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Japan (continued)
Culture Convenience Club Company, Ltd. (a)	50,100	$514,336
CyberAgent, Inc. (a)	835	517,468
Dai Nippon Printing Company, Ltd.	45,000	497,457
Daiichi Sankyo Company, Ltd.	87,969	2,080,323
Daito Trust Construction Company, Ltd.	8,200	430,454
Daiwa Securities Group, Inc.	87,000	522,289
Dena Company, Ltd. (a)	203	657,483
Denso Corp.	36,000	609,997
Don Quijote Company, Ltd.	10,200	203,356
Eisai Company, Ltd.	51,420	2,145,736
Electric Power Development Company, Ltd.	17,900	703,582
FamilyMart Company, Ltd.	36,700	1,593,823
Fanuc, Ltd.	5,700	408,529
Fast Retailing Company, Ltd.	44,100	6,470,919
Fuji Heavy Industries, Ltd.	327,884	901,066
Fujikura, Ltd.	109,000	361,167
Fujitsu, Ltd.	116,000	563,992
Furukawa Electric Company, Ltd.	165,000	805,217
GS Yuasa Corp. (a)	313,000	1,895,650
Hanwa Company, Ltd.	209,000	665,329
Haseko Corp.	1,153,500	1,229,858
Hikari Tsushin, Inc.	11,100	210,989
Hirose Electric Company, Ltd.	10,900	1,102,873
Hitachi, Ltd.	442,000	1,715,365
Hokkaido Electric Power Company, Inc.	78,301	1,979,652
Honda Motor Company, Ltd.	443,788	9,452,095
Hosiden Corp.	28,500	450,427
Hoya Corp.	53,600	936,188
Inpex Holdings, Inc.	267	2,128,540
Itochu Corp.	101,000	509,554
Japan Real Estate Investment Corp., REIT	78	696,785
JFE Holdings, Inc.	63,400	1,684,904
JGC Corp.	67,000	1,002,718
Kajima Corp.	110,000	387,440
Kakaku.com, Inc. (a)	117	455,321
Kansai Electric Power Company, Ltd.	19,200	556,147
Kao Corp.	177,950	5,405,288
Kawasaki Kisen Kaisha, Ltd.	266,000	1,247,555
Kenedix, Inc.	1,021	292,997
Keyence Corp.	11,200	2,301,733
Kirin Brewery Company, Ltd.	66,000	877,495
Konami Corp.	50,077	1,298,242
Kyocera Corp.	9,400	680,539
Kyushu Electric Power Company, Inc.	48,320	1,282,781
Lawson, Inc.	29,700	1,712,837
LeoPalace21 Corp.	21,700	219,874
Marubeni Corp.	204,176	781,700
Marui Company, Ltd.	90	526
Matsui Securities Company, Ltd.	108,200	904,055
Matsushita Electric Industrial Company, Ltd.	163,000	2,003,632
Mazda Motor Corp.	464,512	787,861
Mitsubishi Chemical Holdings Corp., ADR	133,500	591,552
Mitsubishi Corp.	115,505	1,636,020
Mitsubishi Heavy Industries, Ltd.	356,000	1,591,052
Mitsubishi UFJ Financial Group, Inc.	149,200	937,744
Company, Ltd.	13,080	333,357
Mitsui Mining & Smelting Company, Ltd.	475,000	1,007,653
Mitsui O.S.K. Lines, Ltd.	136,000	840,518
Mizuho Financial Group, Inc.	1,005	2,857,016
Murata Manufacturing Company, Ltd.	33,600	1,317,503
NEC Corp.	111,000	375,530
NICHIREI Corp.	70,000	335,623
Nintendo Company, Ltd.	3,900	1,490,391
Nippon Denko Company, Ltd.	117,000	606,218
Nippon Meat Packers, Inc.	80,000	1,217,755
Nippon Mining Holdings, Inc.	531,500	2,306,255
Nippon Oil Corp.	594,000	3,011,794
Nippon Paper Group, Inc.	222	876,735
Nippon Telegraph & Telephone Corp.	1,467	7,573,701
Nippon Yakin Kogyo Company, Ltd.	114,500	327,000
Nippon Yusen Kabushiki Kaisha	433,000	2,669,333
Nissan Motor Company, Ltd.	1,078,300	3,879,324
Nissha Printing Company, Ltd. (a)	16,600	660,581
Nisshin Seifun Group, Inc.	48,000	633,898
Nisshinbo Industries, Inc.	79,000	602,226
Nitto Denko Corp.	32,300	618,345
Nomura Research Institute, Ltd.	39,200	747,786
NTT DoCoMo, Inc.	3,975	7,824,051
Obayashi Corp.	84,000	502,059
Odakyu Electric Railway Company, Ltd.	65,000	572,320
Oji Paper Company, Ltd.	206,000	1,211,106
Ono Pharmaceutical Company, Ltd.	14,500	754,931
Oriental Land Company, Ltd.	8,300	681,425
ORIX Corp.	21,580	1,232,236
Osaka Gas Company, Ltd.	1,309,880	6,057,200
Pacific Metals Company, Ltd. (a)	177,000	891,479
Point, Inc. *	4,700	259,065
Rakuten, Inc. *	1,912	1,217,359
Rengo Company, Ltd.	41,000	332,432
Resona Holdings, Inc. (a)	786	1,162,742
Ricoh Company, Ltd.	119,000	1,525,189
Rohm Company, Ltd.	11,700	590,696
Ryohin Keikaku Company, Ltd.	19,500	925,987
SANKYO Company, Ltd.	35,500	1,790,922
SBI Holdings, Inc.	4,128	637,278
SEGA SAMMY HOLDINGS, Inc. (a)	206,900	2,412,641
Seiko Epson Corp.	32,800	521,910
Seven & I Holdings Company, Ltd.	370,800	12,744,976
Shimamura Company, Ltd.	3,400	262,498
Shin-Etsu Chemical Company, Ltd.	74,400	3,433,676
Shionogi & Company, Ltd.	29,000	748,927
Shiseido Company, Ltd.	10,000	205,649
Showa Shell Sekiyu K.K.	170,100	1,685,680
Sojitz Holdings Corp.	836,400	1,397,784
Sumco Corp. (a)	92,300	1,172,615
Sumitomo Corp.	67,300	596,902
Sumitomo Electric Industries, Ltd.	115,200	891,786
Sumitomo Metal Industries, Ltd.	617,000	1,524,063
Sumitomo Metal Mining Company, Ltd.	39,000	417,206
Sumitomo Trust & Banking Company, Ltd.	113,000	667,970

The accompanying notes are an integral part of the financial statements.

108

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

International Core Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Japan (continued)
T&D Holdings, Inc.	16,150	$683,563
Taisei Corp.	171,000	471,364
Taisho Pharmaceuticals Company, Ltd.	33,210	707,443
Takeda Pharmaceutical Company, Ltd.	123,611	6,442,886
Takefuji Corp.	74,270	609,345
Terumo Corp.	38,100	1,784,810
The Bank of Yokohama, Ltd.	68,000	401,116
The Japan Steel Works, Ltd.	40,000	560,033
The Tokyo Electric Power Company, Ltd.	92,800	3,097,826
Tohoku Electric Power Company, Inc.	12,200	330,025
Tokai Carbon Company, Ltd.	56,000	236,376
Tokio Marine Holdings, Inc.	23,900	708,143
Tokyo Gas Company, Ltd.	459,603	2,329,670
Tokyo Steel Manufacturing Company, Ltd.	107,600	1,128,983
TonenGeneral Sekiyu K.K.	111,867	1,120,926
Tosoh Corp.	182,000	449,204
Toyo Engineering Corp.	130,000	405,648
Toyo Suisan Kaisha, Ltd.	28,000	806,859
Toyota Motor Corp.	42,500	1,404,979
Trend Micro, Inc. *	10,000	351,230
UNI Charm Corp.	8,600	646,992
UNY Company, Ltd.	132,000	1,460,726
USS Company, Ltd.	3,980	211,195
Yahoo Japan Corp.	6,031	2,474,603
Yamada Denki Company, Ltd.	12,200	852,800
Yamazaki Baking Company, Ltd.	37,000	569,196

		205,204,544
Luxembourg - 0.43%
ArcelorMittal	128,062	3,104,142

Netherlands - 2.13%
Aegon NV	506,617	3,198,085
DSM NV	45,712	1,173,027
Heineken NV	81,352	2,490,732
ING Groep NV	451,939	4,974,012
Koninklijke Ahold NV	58,034	715,148
Reed Elsevier NV	69,245	823,281
STMicroelectronics NV	106,217	712,360
TNT Post Group NV	35,687	693,234
Unilever NV	21,294	516,123

		15,296,002
New Zealand - 0.08%
Telecom Corp. of New Zealand, Ltd. (a)	409,264	550,062

Norway - 0.37%
Den Norske Bank ASA	75,500	299,557
Statoil ASA	138,982	2,324,443

		2,624,000
Singapore - 1.70%
Cosco Corp. Singapore, Ltd.	439,400	293,741
Neptune Orient Lines, Ltd.	467,512	367,392
Oversea-Chinese Banking Corp., Ltd.	202,000	702,370
SembCorp Industries, Ltd.	414,198	675,691
SembCorp Marine, Ltd.	1,012,426	1,193,269
Singapore Exchange, Ltd.	304,000	1,082,905
Singapore Press Holdings, Ltd.	814,000	1,765,013
Singapore Telecommunications, Ltd.	2,252,210	4,013,558
United Overseas Bank, Ltd.	136,000	1,229,035
Wilmar International, Ltd.	441,000	864,070

		12,187,044
Spain - 1.51%
Banco Popular Espanol SA	59,829	518,932
Banco Santander Central Hispano SA	97,395	940,903
Gas Natural SDG SA	28,916	786,783
Iberdrola SA	122,546	1,142,336
Industria de Diseno Textil SA	36,899	1,643,144
Repsol YPF SA	148,826	3,177,465
Telefonica SA	74,896	1,690,528
Union Fenosa SA	37,425	937,699

		10,837,790
Sweden - 1.18%
Boliden AB (a)	72,400	169,575
Hennes & Mauritz AB, B shares (a)	89,675	3,566,831
Investor AB, B shares	145,600	2,220,833
Nordea Bank AB	65,481	466,728
SKF AB, B Shares	90,400	919,920
Svenska Handelsbanken AB, Series A	51,900	858,231
Swedbank AB, A shares	49,900	294,744

		8,496,862
Switzerland - 10.24%
ABB, Ltd. *	69,666	1,062,416
Ciba Holding AG *	35,175	1,573,101
Compagnie Financiere Richemont SA	53,284	1,015,267
Lonza Group AG	7,371	683,375
Nestle SA	465,460	18,431,337
Novartis AG	665,214	33,314,857
Roche Holdings AG - Genusschein	46,164	7,146,975
Swatch Group AG, BR shares	7,322	1,032,676
Syngenta AG	15,843	3,077,749
Synthes AG	26,539	3,365,301
UBS AG - CHF *	191,166	2,781,341

		73,484,395
United Kingdom - 19.58%
3i Group PLC	283,877	1,111,684
AMEC PLC	129,097	931,974
Associated British Foods PLC	51,810	545,421
AstraZeneca Group PLC	421,666	17,250,504
Autonomy Corp. PLC *	41,920	583,322
BAE Systems PLC	221,240	1,204,016
Barclays PLC	1,020,683	2,319,895
BG Group PLC	717,829	9,935,867
BHP Billiton PLC	26,636	516,620
BP PLC	337,646	2,606,432
British American Tobacco PLC	146,083	3,810,842
British Energy Group PLC	185,153	2,074,810
BT Group PLC	321,894	647,362
Burberry Group PLC	69,281	224,312
Cable & Wireless PLC	163,837	370,522
Cadbury PLC	150,609	1,330,846
Capita Group PLC	153,436	1,645,898

The accompanying notes are an integral part of the financial statements.

109

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

International Core Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

United Kingdom (continued)
Centrica PLC	291,547	$1,122,398
Cobham PLC	449,699	1,344,209
Compass Group PLC	416,277	2,076,256
Diageo PLC	223,928	3,146,373
Dixons Group PLC	1,364,041	344,823
Drax Group PLC	143,535	1,165,182
FirstGroup PLC	65,913	416,839
Game Group PLC	258,934	479,769
GlaxoSmithKline PLC	1,788,127	33,255,076
HBOS PLC - Sub Shares *	3,552,231	5
HBOS PLC	2,566,827	2,657,107
Home Retail Group	506,493	1,563,252
HSBC Holdings PLC	186,421	1,824,536
Imperial Tobacco Group PLC	36,120	964,799
Kingfisher PLC	353,655	696,673
Ladbrokes PLC	247,494	664,759
Lloyds TSB Group PLC - Sub Shares *	98,737	0
Lloyds TSB Group PLC	227,139	429,910
London Stock Exchange Group PLC	51,512	386,391
Next Group PLC	72,931	1,146,045
Old Mutual PLC	420,066	337,624
Reckitt Benckiser PLC	60,431	2,264,403
Reed Elsevier PLC	121,453	891,686
Rio Tinto PLC	80,844	1,796,883
Royal Bank of Scotland Group PLC	3,280,129	2,414,586
Royal Dutch Shell PLC, A Shares	317,595	8,344,193
Royal Dutch Shell PLC, B Shares	139,425	3,534,199
Scottish & Southern Energy PLC	83,823	1,477,909
Smith & Nephew PLC	178,382	1,139,238
Taylor Woodrow PLC	768,284	153,377
Tesco PLC	222,904	1,160,665
The Sage Group PLC	294,709	729,748
Travis Perkins PLC	78,960	392,624
Tullow Oil PLC	101,213	969,032
Unilever PLC	21,146	485,719
United Utilities Group PLC	101,548	922,057
Vedanta Resources PLC	23,315	209,360
Vodafone Group PLC	5,116,716	10,477,236
William Hill PLC	186,212	581,200
Wolseley PLC	217,517	1,211,683
Xstrata PLC	21,736	203,392

		140,491,543

TOTAL COMMON STOCKS (Cost $996,251,393)		$688,512,611

PREFERRED STOCKS - 0.21%

Germany - 0.21%
Henkel AG & Company KGaA (Non Voting)	15,901	498,158
Volkswagen AG (h)	18,551	999,957

		1,498,115

TOTAL PREFERRED STOCKS (Cost $1,930,924)		$1,498,115

RIGHTS - 0.00%

Belgium - 0.00%
Fortis Group SA (Expiration Date: 07/04/2014)	278,683	$0

TOTAL RIGHTS (Cost $0)		$0

SHORT TERM INVESTMENTS - 2.43%
John Hancock Cash
Investment Trust, 1.2465% (c)(f)	$17,412,380	$17,412,380

TOTAL SHORT TERM INVESTMENTS (Cost $17,412,380)		$17,412,380

REPURCHASE AGREEMENTS - 0.41%
Repurchase Agreement with State Street Corp. dated 12/31/2008 at 0.00% to be repurchased at $2,982,000 on 01/02/2009, collateralized by $2,900,000 Federal Home Loan Mortgage Corp., 5.64% due 08/21/2014 (valued at $3,045,000, including interest)	$2,982,000	$2,982,000

TOTAL REPURCHASE AGREEMENTS (Cost $2,982,000)		$2,982,000

Total Investments (International Core Trust) (Cost $1,018,576,697) - 99.00%		$710,405,106
Other Assets in Excess of Liabilities - 1.00%		7,181,527

TOTAL NET ASSETS - 100.00%		$717,586,633

The portfolio had the following five top industry concentrations as of December 31, 2008 (as a percentage of total net assets):

Pharmaceuticals	10.69%

Drugs & Health Care	8.03%

International Oil	7.61%

Telecommunications Equipment & Services	5.64%

Banking	5.03%

International Opportunities Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 91.72%

Australia - 3.12%
CSL, Ltd.	673,896	$15,891,707

Brazil - 5.21%
Gafisa SA	784,591	3,529,314
Petroleo Brasileiro SA, ADR	433,270	10,610,782
Unibanco - Uniao De Bancos Brasileiros SA, ADR *	192,301	12,426,491

		26,566,587
Canada - 3.33%
Research In Motion, Ltd. *	44,848	1,819,932
Rogers Communications, Inc., Class B	511,845	15,170,845

		16,990,777

The accompanying notes are an integral part of the financial statements.

110

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

International Opportunities Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

China - 0.92%
Industrial & Commercial Bank of China, Ltd.	8,841,000	$4,693,832

Denmark - 4.23%
Vestas Wind Systems AS *	366,650	21,576,158

Finland - 1.52%
Nokia AB Oyj	494,851	7,765,394

France - 6.56%
Accor SA	211,197	10,403,476
Alstom	131,664	7,846,477
BNP Paribas SA	168,196	7,260,097
Cie Generale de Geophysique-Veritas *	264,494	3,959,122
JC Decaux SA (a)	227,821	3,940,423

		33,409,595
Germany - 3.51%
Bayerische Motoren Werke (BMW) AG	161,089	4,946,274
Linde AG	154,174	12,939,601

		17,885,875
Hong Kong - 3.45%
Cheung Kong Holdings, Ltd.	604,000	5,761,937
CNOOC, Ltd.	5,331,500	5,071,189
Esprit Holdings, Ltd.	1,184,000	6,746,914

		17,580,040
India - 1.01%
ICICI Bank, Ltd., SADR	266,499	5,130,106

Israel - 3.64%
Teva Pharmaceutical Industries, Ltd., SADR (a)	436,041	18,562,265

Japan - 10.57%
Daikin Industries, Ltd.	217,175	5,711,377
Daiwa Securities Group, Inc.	1,078,000	6,471,575
Honda Motor Company, Ltd.	250,900	5,343,837
Marubeni Corp.	2,224,000	8,514,713
Matsushita Electric Industrial Company, Ltd.	129,000	1,585,697
Mizuho Financial Group, Inc. (a)	2,030	5,770,888
Nintendo Company, Ltd.	50,500	19,298,658
Sumitomo Realty & Development Company, Ltd.	79,000	1,187,538

		53,884,283
Mexico - 2.05%
Cemex SA de CV, SADR * (a)	1,141,477	10,433,100

Netherlands - 2.71%
Heineken NV	450,224	13,784,384

Singapore - 0.74%
Capitaland, Ltd.	586,000	1,278,611
Singapore Airlines, Ltd.	314,000	2,469,590

		3,748,201
Spain - 4.38%
Gamesa Corporacion Tecnologica SA	612,449	11,166,910
Telefonica SA	495,317	11,180,133

		22,347,043
Sweden - 0.52%
Hennes & Mauritz AB, B shares	67,011	2,665,369

Switzerland - 17.49%
ABB, Ltd. *	398,336	$6,074,676
Actelion, Ltd. *	97,895	5,538,067
Compagnie Financiere Richemont SA	134,259	2,558,155
Credit Suisse Group AG	596,544	16,717,877
Julius Baer Holding AG	208,608	8,085,081
Lonza Group AG	182,431	16,913,418
Nestle SA	365,588	14,476,594
Roche Holdings AG - Genusschein	71,693	11,099,300
Transocean, Ltd. *	162,875	7,695,844

		89,159,012
Taiwan - 4.56%
Hon Hai Precision Industry Company, Ltd.	3,788,450	7,469,916
Taiwan Semiconductor
Manufacturing Company, Ltd., SADR	1,995,210	15,762,159

		23,232,075
United Kingdom - 11.26%
BG Group PLC	678,065	9,385,471
BP PLC	1,247,584	9,630,627
HSBC Holdings PLC	529,369	5,181,029
Reckitt Benckiser PLC	191,607	7,179,684
Tesco PLC	2,948,655	15,353,702
Vodafone Group PLC	5,211,148	10,670,599

		57,401,112
United States - 0.94%
Las Vegas Sands Corp. * (a)	807,043	4,785,765

TOTAL COMMON STOCKS (Cost $644,860,236)		$467,492,680

SHORT TERM INVESTMENTS - 5.80%
John Hancock Cash Investment Trust, 1.2465% (c)(f)	$29,527,759	$29,527,759

TOTAL SHORT TERM INVESTMENTS (Cost $29,527,759)		$29,527,759

The accompanying notes are an integral part of the financial statements.

111

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

International Opportunities Trust (continued)

	Shares or Principal Amount	Value

REPURCHASE AGREEMENTS - 8.93%
Repurchase Agreement with State Street Corp. dated 12/31/2008 at 0.00% to be repurchased at $45,521,000 on 01/02/2009, collateralized by $38,705,000 Federal Home Loan Mortgage Corp., 4.75% due 11/17/2015 (valued at $43,688,269, including interest) and $2,685,000 Federal National Mortgage Association, 4.80% due 01/22/2018 (valued at $2,745,413, including interest)	$45,521,000	$45,521,000

TOTAL REPURCHASE AGREEMENTS (Cost $45,521,000)		$45,521,000

Total Investments (International Opportunities Trust) (Cost $719,908,995) - 106.45%		$542,541,439
Liabilities in Excess of Other Assets - (6.45)%		(32,858,095)

TOTAL NET ASSETS - 100.00%		$509,683,344

The portfolio had the following five top industry concentrations as of December 31, 2008 (as a percentage of total net assets):

Banking	7.38%

Pharmaceuticals	6.91%

Financial Services	6.70%

Telecommunications Equipment & Services	5.81%

Industrial Machinery	5.20%

International Small Cap Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 86.35%

Australia - 7.01%
Billabong International, Ltd.	527,230	$2,895,368
Downer EDI, Ltd.	812,466	2,180,121
Emeco Holdings, Ltd.	7,362,973	1,472,519
Iluka Resources, Ltd. *	1,591,157	5,173,666
Pacific Brands, Ltd.	7,889,190	2,378,683
PaperlinX, Ltd.	4,077,629	2,001,537

		16,101,894
Belgium - 1.75%
Barco NV	160,513	4,028,608

Bermuda - 1.83%
Bio-Treat Technology, Ltd. *	9,066,000	320,128
People’s Food Holdings, Ltd.	7,996,370	3,876,964

		4,197,092
Canada - 5.97%
ATS Automation Tooling Systems, Inc. *	697,860	2,826,488
Biovail Corp.	451,500	4,220,583
Canaccord Capital, Inc.	659,300	2,157,612
Dorel Industries, Inc., Class B	105,900	2,401,944
GSI Group, Inc. *	553,778	316,872
MDS, Inc. *	279,184	1,707,444
Mega Brands, Inc. *	274,800	80,136

		13,711,079
China - 2.32%
Sinotrans, Ltd., Class H	27,264,000	5,321,102

Finland - 3.62%
Amer Sports Oyj, A Shares (a)	503,040	3,805,997
Elcoteq SE, A Shares *	387,130	665,497
Huhtamaki Oyj	614,354	3,837,140

		8,308,634
Germany - 2.05%
Jenoptik AG *	648,261	4,702,972
Hong Kong - 8.69%
AAC Acoustic Technology Holdings, Inc. *	4,004,000	1,805,304
Dah Sing Financial Group	1,407,329	3,620,246
Fountain Set Holdings, Ltd.	16,101,998	628,579
Giordano International, Ltd.	11,324,017	2,857,066
Lerado Group Holding Company, Ltd.	13,967,612	695,798
Stella International Holdings, Ltd. *	315,000	256,762
TCL Communication Technology Holdings, Ltd. *	93,375,008	844,654
Texwinca Holdings, Ltd.	7,421,324	3,164,513
Travelsky Technology, Ltd., Class H	3,598,604	1,591,712
Weiqiao Textile Company, Ltd.	3,700,246	1,287,960
Yue Yuen Industrial Holdings, Ltd.	1,617,246	3,210,946

		19,963,540
Japan - 10.31%
Aiful Corp. (a)	285,250	821,048
ASICS Corp.	21,000	170,163
Descente, Ltd.	1,010,000	4,779,501
Meitec Corp.	165,366	2,857,614
Nichii Gakkan Company, Ltd. (c)	403,400	5,870,182
Sohgo Security Services Company, Ltd.	381,486	3,974,090
Takuma Company, Ltd. (a)	1,140,000	1,983,252
USS Company, Ltd.	60,820	3,227,362

		23,683,212
Netherlands - 5.35%
Draka Holding NV	74,316	683,915
Imtech NV	150,737	2,543,717
OPG Groep NV	230,466	2,992,370
SBM Offshore NV	142,928	1,877,760
USG People NV (a)	324,770	4,202,443

		12,300,205
Norway - 1.34%
Tomra Systems ASA	897,510	3,074,049

Philippines - 0.10%
First Gen Corp. *	1,093,700	232,921

Singapore - 1.20%
Huan Hsin Holdings, Ltd.	2,450,627	382,711
Osim International, Ltd. *	4,019,237	195,981
Venture Corp., Ltd.	709,000	2,168,494

		2,747,186

The accompanying notes are an integral part of the financial statements.

112

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

International Small Cap Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

South Korea - 8.40%
Binggrae Company, Ltd. *	44,550	$1,546,538
Daeduck Electronics Company, Ltd. * (a)	397,050	1,094,386
Daegu Bank *	510,140	2,775,201
Halla Climate Control Company, Ltd. *	616,720	3,602,734
Intops Company, Ltd.	102,629	1,171,179
People & Telecommunication, Inc.	238,383	777,009
Pusan Bank *	511,650	2,426,784
Sindo Ricoh Company, Ltd. *	70,543	3,067,983
Youngone Corp. *	557,820	2,827,356

		19,289,170
Spain - 1.98%
Sol Melia SA	757,504	4,561,903

Sweden - 1.08%
D. Carnegie & Company AB (i)	815,005	0
Niscayah Group AB	2,817,157	2,476,204

		2,476,204
Switzerland - 1.91%
Verwaltungs & Privat Bank AG	32,967	4,399,353

Taiwan - 8.91%
Acbel Polytech, Inc.	4,659,732	1,763,995
D-Link Corp.	3,418,251	2,413,293
Giant Manufacturing Company, Ltd.	1,034,250	2,309,650
KYE System Corp.	3,438,740	1,735,718
Pihsiang Machinery Manufacturing Company, Ltd.	1,651,000	2,259,119
Simplo Technology Company, Ltd.	1,095,820	2,670,601
Ta Chong Bank, Ltd. *	23,391,000	3,178,191
Taiwan Fu Hsing Industrial Company, Ltd.	2,560,310	884,185
Test-Rite International Company, Ltd.	7,055,263	3,258,063

		20,472,815
Thailand - 4.07%
Bank of Ayudhya PCL - Foreign Shares	9,287,200	2,498,644
Bank of Ayudhya PCL, NVDR	398,800	107,937
Glow Energy PCL	6,185,124	4,001,302
Total Access Communication PCL	3,092,005	2,732,909

		9,340,792
United Kingdom - 6.01%
Bodycote PLC *	1,058,675	1,908,474
Burberry Group PLC	649,531	2,102,993
Fiberweb PLC	2,439,940	867,552
Future PLC	4,921,490	1,291,970
Game Group PLC	1,089,592	2,018,865
Henderson Group PLC	2,934,671	2,457,756
New Star Asset Management Group PLC	2,768,010	74,970
Yell Group PLC	2,467,040	1,517,671
Yule Catto & Company PLC	1,974,322	1,569,191

		13,809,442
United States - 2.45%
Steiner Leisure, Ltd. *	190,934	5,636,372

TOTAL COMMON STOCKS (Cost $395,300,792)		$198,358,545

SHORT TERM INVESTMENTS - 13.02%
John Hancock Cash Investment Trust, 1.2465% (c)(f)	$7,222,079	$7,222,079
Paribas Corp. 0.01% due 01/02/2009	22,700,000	22,700,000

TOTAL SHORT TERM INVESTMENTS (Cost $29,922,079)		$29,922,079

REPURCHASE AGREEMENTS - 0.60%
Repurchase Agreement with State Street Corp. dated 12/31/2008 at 0.00% to be repurchased at $1,378,000 on 01/02/2009, collateralized by $1,345,000 Federal Home Loan Bank, 3.375% due 06/24/2011 (valued at $1,407,206, including interest)	$1,378,000	$1,378,000

TOTAL REPURCHASE AGREEMENTS (Cost $1,378,000)		$1,378,000

Total Investments (International Small Cap Trust) (Cost $426,600,871) - 99.97%		$229,658,624
Other Assets in Excess of Liabilities - 0.03%		68,185

TOTAL NET ASSETS - 100.00%		$229,726,809

The portfolio had the following five top industry concentrations as of December 31, 2008 (as a percentage of total net assets):

Apparel & Textiles	8.26%

Banking	6.70%

Business Services	5.88%

Electronics	4.13%

Industrial Machinery	4.07%

International Small Company Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 99.39%

Australia - 5.11%
Acrux, Ltd. *	36,231	$12,043
Aditya Birla Minerals, Ltd.	38,998	3,719
Admiralty Resources NL *	404,481	3,136
AED Oil, Ltd. *	17,758	12,728
Aevum, Ltd.	51,661	36,435
AJ Lucas Group, Ltd.	10,043	33,114
Alesco Corp., Ltd.	26,901	52,630
Alkane Resources, Ltd. *	105,014	10,030
Alliance Resources, Ltd. *	49,802	14,040
Amadeus Energy, Ltd. *	46,414	9,120
Amalgamated Holdings, Ltd.	10,010	31,832
Andean Resources, Ltd. *	61,051	47,303
Ansell, Ltd.	40,042	350,594
APA Group, Ltd	125,286	263,252
Aquila Resources, Ltd. *	29,497	68,359
ARB Corp., Ltd.	16,596	33,055
Arrow Energy NL *	147,393	279,165

The accompanying notes are an integral part of the financial statements.

113

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Australia (continued)
Atlas Iron, Ltd. *	51,836	$31,309
Ausdrill, Ltd.	43,962	27,128
Ausenco, Ltd.	15,435	23,789
Austal, Ltd.	38,731	53,019
Austar United Communications, Ltd. * (a)	172,737	89,693
Austereo Group, Ltd.	66,947	58,472
Australian Agricultural Company, Ltd.	59,767	78,520
Australian Infrastructure Fund	124,094	165,811
Australian Pharmaceutical Industries, Ltd.	62,214	18,298
Australian Wealth Management, Ltd.	173,645	134,662
Australian Worldwide Exploration, Ltd. *	139,402	252,894
AVJennings, Ltd.	48,073	12,441
Avoca Resources, Ltd. *	45,306	52,588
AWB, Ltd.	123,555	220,234
Babcock & Brown Wind Partners, Ltd	228,437	145,590
Bank of Queensland, Ltd.	1,491	10,416
Beach Petroleum, Ltd.	332,332	224,749
Bendigo Mining, Ltd. *	69,546	7,060
Biota Holdings, Ltd. *	63,195	14,806
Blackmores, Ltd.	3,020	27,833
Boom Logistics, Ltd.	59,768	27,632
Bradken, Ltd.	30,959	59,583
Brickworks, Ltd.	21,916	148,447
Brockman Resources, Ltd. *	29,655	13,666
Buru Energy, Ltd. *	31,571	3,522
Cabcharge Australia, Ltd.	28,216	125,579
Campbell Brothers, Ltd.	14,018	173,028
Candle Australia, Ltd.	18,536	3,755
Cardno, Ltd.	17,345	39,350
Carnarvon Petroleum, Ltd. *	124,732	28,570
Carnegie Corp., Ltd. *	158,513	11,031
CBH Resources, Ltd. *	158,056	4,095
CEC Group, Ltd. *	22,583	2,841
Cellestis, Ltd. *	15,855	19,389
Centamin Egypt, Ltd. *	143,266	93,681
Challenger Financial Services Group, Ltd.	117,747	162,295
Chandler Macleod, Ltd.	23,343	1,631
Charter Hall Group, Ltd	36,697	7,199
Citadel Resource Group, Ltd. *	205,193	19,384
Citigold Corp., Ltd. *	163,943	35,605
Clinuvel Pharmaceuticals, Ltd. *	69,980	11,752
Clough, Ltd.	84,266	15,352
Coal of Africa, Ltd. *	105,717	59,809
Cockatoo Coal, Ltd. *	84,071	19,580
Coeur d’Alene Mines Corp. *	37,202	38,988
Coffey International, Ltd.	16,505	18,501
Comdek, Ltd. *	90,698	3,698
Compass Resources NL *	15,577	2,029
Conquest Mining, Ltd. *	87,512	12,839
Consolidated Rutile, Ltd.	71,020	17,114
CopperCo, Ltd. *	170,196	5,933
Corporate Express Australia, Ltd.	25,360	74,572
Count Financial, Ltd.	26,074	18,240
Crane Group, Ltd.	21,653	141,860
Crescent Gold, Ltd. *	129,712	9,521
CuDeco, Ltd. *	18,570	23,637
Customers, Ltd. *	27,207	20,455
David Jones, Ltd.	154,165	343,809
Deep Yellow, Ltd. *	240,390	19,437
Devine, Ltd.	82,828	33,499
Dominion Mining, Ltd.	10,959	27,640
Eastern Star Gas, Ltd. *	216,265	87,655
Emeco Holdings, Ltd.	142,613	28,521
Emitch, Ltd.	52,110	16,430
Energy Developments, Ltd.	26,961	44,243
Energy World Corp., Ltd. *	189,057	23,985
Envestra, Ltd.	230,831	58,977
Felix Resources, Ltd.	11,202	69,670
Ferraus, Ltd. *	34,530	4,121
FKP Property Group, Ltd.	85,419	30,104
Fleetwood Corp., Ltd.	9,274	23,745
Flight Centre, Ltd.	13,423	73,288
Flinders Mines, Ltd. *	272,280	8,828
Forest Enterprises Australia, Ltd.	103,275	19,846
Funtastic, Ltd. *	30,436	3,621
Futuris Corp., Ltd.	200,292	90,625
Geodynamics, Ltd. *	72,191	56,870
Gindalbie Metals, Ltd. *	113,603	47,390
Giralia Resources NL *	52,984	11,905
Goodman Fielder, Ltd.	412,668	383,619
GrainCorp., Ltd. *	15,566	63,146
Grange Resources Corp., Ltd. *	23,033	5,399
GRD, Ltd.	51,194	10,023
Great Southern Plantations, Ltd.	49,118	6,205
GUD Holdings, Ltd.	13,446	56,337
Gunns, Ltd.	128,439	103,530
GWA International, Ltd.	56,818	115,680
Hastie Group, Ltd.	28,588	26,113
Healthscope, Ltd.	70,948	219,433
Heron Resources, Ltd. *	57,417	6,272
HFA Holdings, Ltd.	73,372	2,738
Hills Industries, Ltd.	43,177	93,831
Horizon Oil, Ltd. *	113,471	10,373
Housewares International, Ltd.	27,679	11,500
IBA Health, Ltd. *	161,248	69,584
IBT Education, Ltd.	38,539	64,543
iiNET, Ltd.	32,429	27,538
Iluka Resources, Ltd. *	111,313	361,936
Imdex, Ltd.	49,952	10,020
Independence Group NL	26,775	40,740
Indophil Resources NL *	85,202	19,131
Industrea, Ltd.	122,241	15,504
Infomedia, Ltd.	86,555	17,251
Innamincka Petroleum, Ltd. *	35,386	4,093
Intrepid Mines, Ltd. *	159,669	24,701
Invocare, Ltd.	26,162	94,478
IOOF Holdings, Ltd.	21,142	56,108
Iress Market Technology, Ltd.	19,452	70,289
Jabiru Metals, Ltd. *	42,457	3,743
JB Hi-Fi, Ltd.	25,902	176,244
Kagara Zinc, Ltd. *	50,353	15,832
Karoon Gas Australia, Ltd. *	26,515	67,642

The accompanying notes are an integral part of the financial statements.

114

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Australia (continued)
Kimberley Metals, Ltd. *	16,616	$1,599
Kingsgate Consolidated, Ltd. * (a)	20,132	50,044
Linc Energy, Ltd. * (a)	88,793	124,874
Lynas Corp, Ltd. *	186,220	36,907
MacArthur Coal, Ltd. (a)	23,956	51,267
Macmahon Holdings, Ltd.	132,123	35,309
Macquarie Communications Infrastructure Group, Ltd.	141,875	84,145
Macquarie Media Group, Ltd.	50,964	34,655
Marion Energy, Ltd. *	55,425	9,761
Maxitrans Industries, Ltd.	78,815	15,436
McGuigan Simeon Wines, Ltd. *	45,434	13,475
McPherson’s, Ltd.	12,170	4,213
Melbourne IT, Ltd.	12,435	16,360
MEO Australia, Ltd. *	121,071	12,350
Mermaid Marine Australia, Ltd.	42,304	31,686
Minara Resources, Ltd.	50,147	10,094
Mincor Resources NL	57,399	28,747
Mineral Deposits, Ltd. *	85,806	42,038
Mineral Resources, Ltd.	21,152	32,624
Mirabela Nickel, Ltd. *	21,804	13,150
Molopo Australia, Ltd. *	35,633	21,354
Monadelphous Group, Ltd.	22,512	106,371
Mortgage Choice, Ltd.	20,900	11,145
Mosaic Oil NL *	160,000	9,407
Mount Gibson Iron, Ltd. *	143,786	45,235
Murchison Metals, Ltd. *	88,972	39,825
MYOB, Ltd.	58,980	45,729
Nexus Energy, Ltd. *	161,877	60,556
Nido Petroleum, Ltd. *	205,243	13,482
Oakton, Ltd.	15,761	13,974
Otto Energy, Ltd. *	36,325	3,833
Pacific Brands, Ltd.	157,085	47,363
Pan Australian Resources, Ltd. *	423,238	54,891
Pan Pacific Petroleum NL *	39,039	7,653
PaperlinX, Ltd.	164,131	80,565
Peet & Company, Ltd.	41,677	44,983
Peptech, Ltd. *	37,842	21,975
Perilya, Ltd.	45,145	5,426
Petsec Energy, Ltd. *	36,299	4,594
Pharmaxis, Ltd. *	25,612	21,720
Photon Group, Ltd.	13,775	12,545
Platinum Australia Ltd *	40,680	16,527
PMP, Ltd.	78,662	27,498
Port Bouvard, Ltd. *	24,303	3,436
Poseidon Nickel, Ltd. *	47,248	11,127
Premier Investments, Ltd.	11,775	32,585
Prime Retirement & Aged Care Property Trust *	14,396	1,154
Primelife Corp., Ltd.	21,595	3,140
Programmed Maintenance Services, Ltd.	23,319	49,578
pSivida Corp. *	7,473	6,877
Pure Energy Resources, Ltd. *	5,000	18,741
Ramsay Health Care, Ltd.	32,230	234,214
RCR Tomlinson, Ltd.	26,425	8,135
Redflex Holdings, Ltd.	20,350	45,769
Resolute Mining, Ltd. *	60,801	20,008
Reverse Corp., Ltd.	21,079	16,256
Ridley Corp., Ltd.	46,364	25,895
Riversdale Mining, Ltd. *	42,996	73,139
Roc Oil Company, Ltd. *	112,644	39,685
SAI Global, Ltd.	28,383	46,634
Salinas Energy, Ltd. *	85,728	6,027
Sally Malay Mining, Ltd.	55,382	37,901
Salmat, Ltd.	28,760	64,326
Seek, Ltd. (a)	51,113	113,478
Select Harvests, Ltd.	9,166	18,715
ServCorp, Ltd.	14,294	28,768
Service Stream, Ltd.	34,268	16,679
Seven Network, Ltd. * (a)	43,977	218,527
Sigma Pharmaceuticals, Ltd.	254,836	192,627
Silex Systems, Ltd. *	31,875	65,332
Sino Gold, Ltd. *	56,276	197,981
Sino Strategic International, Ltd. *	11,948	3,707
Skilled Group, Ltd.	14,359	14,346
SMS Management & Technology, Ltd.	17,762	22,262
SP AusNet	10,597	7,033
SP Telemedia, Ltd. *	65,209	6,629
Specialty Fashion Group, Ltd.	51,249	8,985
Sphere Investments Ltd *	15,740	3,802
Spotless Group, Ltd.	49,698	98,304
St. Barbara, Ltd. *	100,515	22,245
Straits Resources, Ltd.	61,509	39,336
Strike Resources, Ltd. *	14,267	2,908
STW Communications Group, Ltd.	36,346	17,305
Sundance Resources, Ltd. *	320,476	18,049
Sunland Group, Ltd.	73,256	38,004
Super Cheap Auto Group, Ltd.	21,600	40,506
Talent2 International, Ltd.	14,000	6,276
Tamaya Resources, Ltd. * (a)	214,523	2,094
Tap Oil, Ltd. *	28,463	15,305
Tassal Group, Ltd.	41,356	58,720
Technology One, Ltd.	54,308	29,778
Ten Network Holdings, Ltd.	209,214	171,089
TFS Corp., Ltd.	48,092	27,588
Thakral Holdings Group, Ltd.	138,389	37,551
The Reject Shop, Ltd.	8,506	59,786
Timbercorp, Ltd.	78,363	6,872
Tower Australia Group, Ltd.	78,036	136,231
Tox Free Solutions, Ltd. *	16,000	12,865
Transfield Services Infrastructure Fund	57,998	46,290
Transfield Services, Ltd.	39,942	51,192
Transpacific Industries Group, Ltd.	2,836	6,507
Troy Resources NL	10,088	7,114
United Minerals Corp. *	35,612	10,423
UXC, Ltd.	51,129	18,092
Village Roadshow, Ltd.	28,616	20,014
Vision Group Holdings, Ltd.	15,793	6,627
Washington H Soul Pattinson & Company, Ltd.	8,500	55,003
Watpac, Ltd. (a)	29,500	22,705
Wattyl, Ltd.	13,826	7,750
WDS, Ltd.	21,815	10,397
Webster, Ltd.	15,884	7,433

The accompanying notes are an integral part of the financial statements.

115

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Australia (continued)
Western Areas NL *	30,734	$71,512
White Energy Company, Ltd. *	17,893	25,085
Whitehaven Coal, Ltd.	25,216	25,376
WHK Group, Ltd.	54,106	33,766
Wide Bay Australia, Ltd.	6,806	33,753
Windimurra Vanadium, Ltd. *	26,337	4,063
Wotif.com Holdings, Ltd.	21,840	56,290

		12,150,902
Austria - 1.19%
Agrana Beteiligungs AG	1,318	69,056
Andritz AG	12,718	335,959
Austrian Airlines AG *	15,520	87,484
BetandWin.com Interactive Entertainment AG *	7,004	135,319
BWT AG	1,062	16,448
Constantia Packaging AG	1,439	45,150
Flughafen Wien AG	3,233	145,709
Frauenthal Holdings AG	1,879	17,662
Intercell AG *	11,553	363,371
Lenzing AG	234	55,545
Mayr-Melnhof Karton AG	3,471	247,713
Oesterreichische Post AG *	12,306	420,939
Palfinger AG	4,484	72,456
RHI AG *	7,658	123,291
Rosenbauer International AG	1,745	54,357
S&T System Integration & Technology Distribution AG *	550	6,789
Schoeller-Bleckmann Oilfield Equipment AG	2,814	87,638
Uniqa Versicherungen AG	17,849	461,421
Wienerberger Baustoffindustrie AG	3,544	60,454
Wolford AG	2,064	35,284

		2,842,045
Belgium - 1.08%
Ackermans & Van Haaren NV	7,606	386,122
Banque Nationale de Belgique	66	225,480
Barco NV	3,535	88,723
Bekaert SA	3,645	246,497
Compagnie d’Entreprises (CFE)	2,096	86,099
Compagnie Immobiliere de Belgique SA	1,121	23,421
Compagnie Maritime Belge SA	1,891	47,733
Deceuninck NV	2,341	8,627
Devgen *	2,254	10,903
Duvel Moortgat SA	903	41,561
Econocom Group SA	4,616	41,562
Elia System Operator SA/NV	5,669	194,487
Euronav NV	7,031	96,661
EVS Broadcast Equipment SA	609	21,744
Exmar NV	5,625	56,797
Image Recognition Integrated Systems	175	8,857
International Brachytherapy SA *	6,399	21,887
Ion Beam Applications SA	3,298	35,687
Kinepolis Group NV	908	20,877
Lotus Bakeries SA	34	11,606
Melexis NV	5,118	35,588
Omega Pharma SA	4,735	179,045
Option NV * (a)	8,860	23,548
Recticel SA	3,721	21,149
Roularta Media Group NV	1,549	27,173
SA D’Ieteren Trading NV	641	67,397
Sioen Industries NV	1,204	5,967
Sipef SA	1,430	35,579
Telenet Group Holding NV *	13,405	230,871
Tessenderlo Chemie NV	6,916	209,378
Van De Velde NV	1,617	54,117

		2,565,143
Canada - 7.22%
Aastra Technologies, Ltd. *	4,600	44,305
Absolute Software Corp. *	9,200	24,667
Aecon Group, Inc.	14,300	127,420
AEterna Zentaris, Inc. *	7,500	3,524
AGF Management, Ltd.	26,590	204,621
Akita Drilling, Ltd.	4,500	23,147
Alamos Gold, Inc. *	24,300	172,236
Alberta Clipper Energy, Inc. *	7,700	2,807
Alexco Resource Corp. *	4,800	6,377
Allen-Vanguard Corp. *	10,700	1,907
Altius Minerals Corp. *	5,900	22,080
Amerigo Resources, Ltd.	13,600	4,186
Anderson Energy, Ltd. *	15,700	14,625
Angiotech Pharmaceuticals, Inc. *	11,506	3,355
Antrim Energy, Inc. *	29,000	10,219
Anvil Mining, Ltd. *	16,851	14,742
Aquiline Resources, Inc. *	14,752	20,673
Argosy Energy, Inc. *	1,226	1,589
Astral Media, Inc. *	16,600	328,100
Atrium Innovations, Inc. *	3,859	40,387
ATS Automation Tooling Systems, Inc. *	26,847	108,736
Augusta Resource Corp. *	17,300	7,567
Aurizon Mines, Ltd. *	35,800	115,708
Aurora Energy Resources, Inc. *	9,500	13,852
Axia NetMedia Corp. *	10,300	14,601
Baffinland Iron Mines Corp. *	34,500	4,751
Baja Mining Corp. *	35,600	6,344
Ballard Power Systems, Inc. *	24,100	26,160
Bankers Petroleum, Ltd. *	42,780	25,644
Bellus Health, Inc. *	2,400	972
Bioms Medical Corp. *	14,500	41,110
Bioteq Environment Technologies, Inc. *	11,500	3,633
Biovail Corp.	47,200	441,222
Birch Mountain Resources, Ltd. *	9,200	37
Birchcliff Energy, Ltd. *	26,038	106,514
BNK Petroleum, Inc. *	12,834	1,092
Boralex, Inc., Class A *	8,900	54,431
Bow Valley Energy, Ltd. *	24,148	8,411
Breaker Energy, Ltd., Class A *	7,400	30,571
Breakwater Resources, Ltd. *	63,500	5,915
Calfrac Well Services, Ltd. *	7,100	50,036
Calvalley Petroleums, Inc., Class A *	16,123	17,631
Canaccord Capital, Inc.	9,200	30,108
Canada Bread Company, Ltd.	2,760	101,301
Canadian Hydro Developers, Inc. *	36,000	86,902
Canadian Royalties, Inc. *	15,500	3,767

The accompanying notes are an integral part of the financial statements.

116

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Canada (continued)
Canadian Superior Energy, Inc. *	32,900	$31,981
Canadian Western Bank	17,866	179,167
Canam Group, Inc., Class A	14,900	80,263
Candax Energy, Inc. *	40,399	4,418
Canfor Corp. *	30,640	188,630
Cangene Corp. *	5,700	27,242
CanWest Global Communications Corp. *	13,650	8,625
Capstone Mining Corp. *	21,500	15,849
Cardiome Pharma Corp. *	18,800	85,129
Carpathian Gold, Inc. *	24,200	2,744
Cascades, Inc.	26,250	73,147
Catalyst Paper Corp. *	111,609	27,122
CCL Industries, Inc., Class B	8,800	178,210
CE Franklin, Ltd. *	2,114	5,154
Celestica, Inc. *	69,500	318,084
Celtic Exploration, Ltd. *	8,400	85,803
Central Sun Mining, Inc. *	890	209
Certicom Corp. *	7,300	10,821
Chariot Resources, Ltd. *	37,000	2,997
Clarke, Inc.	8,200	21,721
Claude Resources, Inc. *	35,700	12,001
Coalcorp Mining, Inc. *	9,785	1,546
Cogeco Cable, Inc.	6,000	167,728
COM DEV International, Ltd. *	8,800	22,526
Comaplex Minerals Corp. *	11,024	27,593
Compton Petroleum Corp. *	28,289	21,311
Connacher Oil & Gas, Ltd. *	64,700	38,783
Constellation Software, Inc.	2,700	56,318
Corby Distilleries, Ltd.	7,278	90,555
Corridor Resources, Inc. *	23,800	42,800
Corus Entertainment, Inc., Class B	27,826	314,888
Cott Corp. *	8,800	10,978
Crew Energy, Inc. *	18,026	77,390
Crystallex International Corp. *	33,500	5,156
Dalsa Corp.	5,400	30,620
Delphi Energy Corp. *	23,445	18,802
Denison Mines Corp. *	58,528	69,219
Descartes Systems Group, Inc. *	9,700	27,972
Divestco, Inc. *	1,500	498
Dorel Industries, Inc., Class B	8,800	199,595
Dundee Precious Metals, Inc. *	14,200	17,139
DundeeWealth, Inc.	14,558	69,341
Eastern Platinum, Ltd. *	210,076	57,007
Eldorado Gold Corp. *	50,737	396,608
Emera, Inc.	8,800	158,250
Empire Company, Ltd. *	5,300	209,252
Endeavour Silver Corp. *	7,800	7,835
Enghouse Systems, Ltd.	600	2,095
Entree Gold, Inc. *	7,400	6,354
Equinox Minerals, Ltd. *	98,091	108,063
Equitable Group, Inc.	4,200	39,976
Etruscan Resources, Inc. *	9,100	3,833
European Goldfields, Ltd. *	46,800	122,829
Evertz Technologies, Ltd.	8,000	89,105
Exco Technologies, Ltd.	2,900	2,655
Exfo Electro Optical Engineering, Inc. *	1,318	4,153
Fairborne Energy, Ltd. *	19,300	91,458
Farallon Resources, Ltd. *	48,500	5,893
First Nickel, Inc. *	30,500	1,235
Flint Energy Services, Ltd. *	11,896	67,839
FNX Mining Company, Inc. *	21,543	53,050
Forsys Metals Corp. *	9,500	45,249
Forzani Group, Ltd., Class A	9,822	57,126
Fronteer Development Group, Inc. *	12,700	24,484
Frontera Copper Corp. *	11,800	4,349
Galleon Energy, Inc. *	18,800	77,667
Garda World Security Corp. *	7,300	9,047
Gennum Corp.	5,342	16,011
Gluskin Sheff & Associates, Inc.	3,300	19,648
Golden Star Resources, Ltd. *	73,800	74,129
Grande Cache Coal Corp. *	41,100	28,632
Great Basin Gold, Ltd. *	67,000	85,209
Great Canadian Gaming Corp. *	16,550	48,397
Grey Wolf Exploration, Inc. *	11,500	4,378
Greystar Resources, Ltd. *	7,400	11,449
Guyana Goldfields, Inc. *	8,900	13,698
Hanfeng Evergreen, Inc. *	11,800	53,815
Harry Winston Diamond Corp.	18,961	86,319
Heroux-Devtek, Inc. *	6,500	14,690
High River Gold Mines, Ltd. *	82,950	9,743
Highpine Oil & Gas, Ltd. *	21,258	90,405
Home Capital Group, Inc.	8,300	133,123
HudBay Minerals, Inc. *	45,556	112,921
Hydrogenics Corp. *	18,000	7,290
IAMGOLD Corp.	89,500	550,992
Imax Corp. *	1,200	5,356
Imperial Metals Corp. *	5,800	10,195
Indigo Books & Music, Inc. *	1,900	18,623
Intermap Technologies Corp., Class A *	4,400	6,808
International Forest Products, Ltd., Class A *	11,450	15,768
International Royalty Corp.	10,400	14,248
International Royalty Corp.	6,800	9,254
Intertape Polymer Group, Inc. *	8,100	7,152
Iteration Energy, Ltd. *	48,859	54,222
Ivanhoe Energy, Inc. *	56,500	26,545
Jean Coutu Group, Inc.	42,289	284,325
Jinshan Gold Mines, Inc. *	21,000	7,485
Kaboose, Inc. *	10,800	3,062
Kimber Resources, Inc. *	1,750	879
Kingsway Financial Services, Inc.	15,343	80,040
Kirkland Lake Gold, Inc. *	14,800	53,350
Labopharm, Inc. *	13,500	24,714
Lake Shore Gold, Corp. *	44,900	51,647
Laramide Resources, Ltd. *	11,100	8,812
Laurentian Bank of Canada	8,514	237,937
Le Chateau, Inc.	2,600	15,691
Leon’s Furniture, Ltd.	15,626	113,920
Linamar Corp.	35,408	106,124
MacDonald Dettwiler & Associates, Ltd. *	8,482	149,783
Mahalo Energy, Ltd. *	12,900	418
Major Drilling Group International	6,500	65,816
Maple Leaf Foods, Inc.	20,927	187,656

The accompanying notes are an integral part of the financial statements.

117

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Canada (continued)
March Networks Corp. *	7,400	$11,569
Martinrea International, Inc. *	19,893	36,418
Maxim Power Corp. *	7,700	14,970
MDC Partners, Inc. *	3,100	9,542
MDS, Inc. *	22,778	139,307
Mega Brands, Inc. *	4,900	1,429
Mega Uranium, Ltd. *	24,000	14,970
Methanex Corp.	29,200	324,050
Migao Corp. *	10,500	48,481
Miranda Technologies, Inc. *	2,285	12,272
Mosaid Technologies, Inc.	2,700	18,591
Neo Material Technologies, Inc. *	10,800	11,111
Norbord, Inc.	24,900	13,762
North American Palladium, Ltd. *	12,400	22,198
Northbridge Financial Corp.	7,700	242,570
Northgate Minerals Corp. *	83,805	69,244
Nova Chemicals Corp.	26,431	125,250
NuVista Energy, Ltd. *	22,073	154,305
Oncolytics Biotech, Inc. *	2,977	3,593
Open Text Corp. *	15,600	467,431
Orvana Minerals, Corp. *	36,980	16,476
Pan American Silver Corp. *	12,200	207,632
Paramount Resources, Ltd. *	10,900	60,659
Pason Systems, Inc.	16,206	184,443
Patheon, Inc. *	20,772	37,186
Pengrowth Energy Trust	24	182
Petaquilla Minerals Company, Ltd. *	6,500	2,106
Petrolifera Petroleum, Ltd. *	6,850	5,826
Platinum Group Metals, Ltd. *	5,000	7,533
Points International, Ltd. *	26,300	9,480
Polymet Mining Corp. *	32,671	22,495
ProEx Energy, Ltd. *	13,200	119,757
ProspEx Resources, Ltd. *	7,735	3,759
Pulse Data, Inc.	6,282	7,480
QLT, Inc. *	27,400	64,810
Quadra Mining, Ltd. *	18,925	42,771
Quebecor World, Inc. *	15,400	249
Quebecor, Inc.	11,177	177,727
Quest Capital Corp.	39,200	27,308
Reitman’s Canada, Ltd., Class A	14,800	139,668
Resin Systems, Inc. *	37,580	4,262
Resverlogix Corp. *	3,900	6,445
Richelieu Hardware, Ltd.	4,400	62,302
Ritchie Bros. Auctioneers, Inc.	12,900	274,406
Rock Energy, Inc. *	6,500	5,055
RONA, Inc. *	37,204	361,643
Rubicon Minerals Corp. *	22,600	25,996
Russel Metals, Inc.	19,485	299,891
Samuel Manu-Tech, Inc.	2,000	9,721
Savanna Energy Services Corp.	20,200	130,903
Scorpio Mining Corp. *	17,400	3,312
Semafo, Inc. *	46,900	45,589
ShawCor, Ltd., Class A	14,300	213,255
Shore Gold, Inc. *	62,100	22,637
Sierra Wireless, Inc. *	8,900	50,970
Silver Standard Resources, Inc. *	16,100	253,661
Silvercorp Metals, Inc.	38,500	81,397
Softchoice Corp.	2,800	5,466
Stantec, Inc. *	12,100	295,516
Starfield Resources, Inc. *	39,500	4,640
Stella-Jones, Inc.	2,800	37,197
Storm Exploration, Inc. *	10,700	119,785
Stornoway Diamond Corp. *	43,700	3,186
SunOpta, Inc. *	19,500	30,486
Suramina Resources, Inc. *	5,200	927
SXC Health Solutions Corp. *	3,400	62,629
Tanzanian Royalty Exploration Corp. *	18,000	76,549
Taseko Mines, Ltd. *	36,900	21,222
Teal Exploration & Mining, Inc. *	600	1,361
Tembec, Inc. *	5,188	4,034
The Churchill Corp. *	2,100	12,231
Theratechnologies, Inc. *	13,302	21,550
Thompson Creek Metals Company, Inc. *	30,700	121,855
Timminco, Ltd. *	11,200	32,026
TLC Vision Corp. *	12,400	1,908
Toromont Industries, Ltd.	19,800	368,734
Torstar Corp., Class B	17,700	120,007
Transat A.T., Inc., Class A	4,200	40,146
Transcontinental, Inc., Class A	22,800	183,767
Transglobe Energy Corp. *	5,900	14,003
Transition Therapeutics, Inc. *	5,100	19,582
Treasury Metals, Inc. *	2,921	331
Trican Well Service, Ltd. *	15,900	102,522
Tristar Oil & Gas, Ltd. *	30,100	278,203
Tundra Semiconductor Corp. *	3,200	8,295
Uex Corp. *	24,200	12,938
Uni-Select, Inc.	3,530	65,567
Uranium Participation Corp. *	18,455	107,038
Ur-Energy, Inc. *	8,500	4,930
Ur-Energy, Inc. *	14,400	8,049
UTS Energy Corp. *	115,600	74,913
Vecima Networks, Inc. *	2,779	15,308
Verenex Energy, Inc. *	6,500	36,067
Vero Energy, Inc. *	10,300	45,388
Viterra, Inc. *	7	54
Vitran Corp., Inc. *	600	3,694
Wesdome Gold Mines, Ltd. *	15,100	14,066
West Energy, Ltd. *	16,925	25,501
West Fraser Timber Company, Ltd.	12,400	319,417
Western Canadian Coal Corp. *	31,800	18,289
Western Financial Group, Inc.	10,200	14,955
Wi-LAN, Inc. *	17,000	22,033
Winpak, Ltd.	1,600	9,604
Xceed Mortgage Corp. *	1,800	1,166
Xtreme Coil Drilling Corp. *	3,452	4,306
YM Biosciences, Inc. *	11,000	4,054
Yukon-Nevada Gold Corp. *	38,750	1,099
Zarlink Semiconductor, Inc. *	36,500	9,166
ZCL Composites, Inc.	4,500	16,659

		17,166,623
Denmark - 0.68%
ALK-Abello A/S *	1,570	155,143

The accompanying notes are an integral part of the financial statements.

118

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Denmark (continued)
Alm. Brand Skadesforsikring A/S *	2,600	$33,614
Amagerbanken A/S	3,625	13,470
Ambu A/S	1,600	20,497
Auriga Industries	3,700	63,567
Bang & Olufsen AS, Series B	2,200	24,447
Bavarian Nordic A/S *	950	23,481
Bonusbanken A/S	2,060	169
Capinordic A/S *	7,100	4,003
Dalhoff Larsen & Horneman A/S, Series B	4,600	22,521
Dantherm A/S	750	6,193
Det Ostasiatiske Kompagni AS	4,250	144,714
DFDS A/S	700	52,794
Fionia Bank A/S	1,700	6,747
Fluegger A/S, Series B	250	16,565
Greentech Energy Systems A/S *	12,495	54,442
H&H International A/S	140	7,878
Harboes Bryggeri A/S	1,900	34,663
IC Companys A/S	3,050	24,273
Jeudan A/S	640	54,535
Lan & Spar Bank A/S	300	17,974
Mols-Linien A/S	1,005	11,887
NeuroSearch A/S *	4,400	114,693
Ostjydsk Bank A/S	200	15,066
Parken Sport & Entertainment A/S *	450	33,914
PER Aarsleff A/S	550	37,627
Ringkjoebing Landbobank A/S	1,350	79,654
Roskilde Bank A/S	473	31
Royal Unibrew A/S	1,225	27,438
Sanistal A/S, Series B	390	6,542
Satair A/S	950	20,131
Schouw & Company A/S, Series B	4,400	66,962
SimCorp A/S	1,370	153,882
Sjaelso Gruppen A/S	4,600	17,993
Solar Holdings A/S	1,350	50,026
Spar Nord Bank A/S	11,925	96,996
Sparbank Vest A/S	670	8,461
Thrane & Thrane A/S	775	22,929
TK Development A/S *	9,500	36,837
TopoTarget A/S *	18,000	12,423
Vestjysk Bank A/S	2,990	25,686

		1,620,868
Finland - 2.67%
Ahlstrom OYJ (a)	6,957	64,947
Alma Media Oyj	17,424	121,352
Amer Sports Oyj, A Shares	22,292	168,661
Aspo Oyj	2,591	14,568
Atria PLC	2,657	43,386
BasWare Oyj	2,400	21,921
Cargotec Corp. Oyj, B Shares	11,137	129,407
Componenta Oyj	2,534	17,125
Comptel PLC	14,171	13,837
Cramo Oyj, Series B	4,921	32,398
Digia PLC	5,393	14,074
Elcoteq SE, A Shares *	8,397	14,435
Elektrobit Corp.	2,752	1,266
Elisa Oyj, Class A	42,257	735,647
Finnair Oyj	4,418	30,521
Finnlines Oyj	10,253	94,332
Fiskars Corp.	8,488	82,708
F-Secure Oyj	12,250	32,372
HK Ruokatalo Oyj, Series A	5,228	32,636
Huhtamaki Oyj	27,549	172,066
Ilkka-Yhtyma Oyj	2,768	27,826
KCI Konecranes Oyj	34,538	601,251
Kemira Oyj	18,723	157,334
Kesko Oyj	15,098	380,429
Lannen Tehtaat Oyj	1,258	23,761
Lassila & Tikanoja Oyj	8,014	125,044
Lemminkainen Oyj	2,400	44,221
M-real Oyj, Series B	78,677	78,013
Nokian Renkaat Oyj	18,660	212,010
Olvi Oyj, Series A	1,500	32,954
Oriola-KD Oyj	21,708	39,174
Orion Oyj, Series A	9,528	161,526
Orion Oyj, Series B	26,351	448,169
Outotec Oyj	9,628	149,278
PKC Group Oyj	4,137	19,017
Pohjola Bank PLC	38,713	538,423
Ponsse Oyj	2,149	13,679
Poyry Oyj	10,534	115,568
Raisio Oyj	33,581	69,652
Ramirent Oyj	19,272	89,779
Rapala VMC Oyj	6,519	32,250
Ruukki Group Oyj	34,334	55,140
Sanoma WSOY Oyj (a)	22,405	291,000
Scanfil Oyj	3,574	10,234
Stockmann Oyj Abp, Series A	515	7,361
Stockmann Oyj Abp, Series B (a)	7,721	106,657
Talentum Oyj	10,938	28,589
Tecnomen Oyj	11,844	14,074
Teleste Oyj	2,450	7,754
TietoEnator Oyj	10,254	112,809
Uponor Oyj	15,046	163,701
Vacon Oyj	2,360	61,191
Vaisala Oyj, Series A	2,245	69,791
YIT Oyj (a)	35,208	229,862

		6,355,180
France - 5.04%
Alten SA *	4,110	87,664
Altran Technologies SA *	28,500	108,959
April Group SA	3,596	91,810
Archos SA *	918	3,845
Arkema	18,171	313,148
Assystem SA	4,374	33,957
Atos Origin SA	22,756	572,772
Audika SA	1,685	37,245
Bacou Dalloz SA	1,635	102,013
Beneteau SA (a)	11,245	106,802
Boiron SA	1,711	41,339
Bonduelle SCA *	1,293	106,144
Bongrain SA	2,182	145,595
Bourbon SA	12,068	305,173

The accompanying notes are an integral part of the financial statements.

119

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

France (continued)
Bull SA *	11,037	$17,835
Canal Plus SA	17,822	102,690
Carbone Lorraine SA	4,659	116,402
Cegedim SA	323	15,982
Cegid SA	888	9,852
Club Mediterranee SA *	3,695	62,057
Compagnie Plastic Omnium SA	1,821	18,769
Delachaux SA	1,122	69,436
EDF Energies Nouvelles, SA	1,343	47,578
Electricite de Strasbourg SA	598	70,021
Esso SAF	774	77,796
Etablissements Maurel et Prom SA	23,351	267,461
Etam Developpement SA	1,766	17,405
Euler Hermes SA	4,009	197,597
Euro Disney SCA *	6,287	31,672
Faurecia SA *	1,280	17,776
Financiere Marc de Lacharriere SA (Fimalac)	3,507	109,133
Fleury Michon SA	660	23,034
Gaumont SA	468	29,657
Gemalto NV *	24,584	618,487
GFI Informatique SA	11,081	39,885
GL Events SA	3,057	55,520
Groupe Crit SA	1,865	23,703
Groupe Open SA	2,445	14,208
Groupe Steria SA	5,581	62,605
Guerbet SA	538	80,074
Guyenne & Gascogne SA	1,509	129,376
Havas SA	94,630	196,121
Imerys SA	3,000	137,115
Infogrames Entertainment SA *	6,866	39,163
Ingenico SA (a)	9,240	143,608
International Metal Service SA	4,492	58,272
Ipsos SA	6,628	178,809
Korian	2,818	72,411
Lafuma SA	374	4,773
Laurent-Perrier SA	1,029	84,736
Lectra SA *	4,540	20,546
Lisi SA	986	33,918
LVL Medical Groupe SA *	1,337	16,237
M6-Metropole Television	16,897	327,585
Maisons France Confort SA	1,467	23,895
Manitou BF SA	3,265	37,304
Manutan SA	1,190	51,532
Mr. Bricolage SA	1,756	25,134
Neopost SA	8,122	736,977
Nexans SA	9,714	581,696
Nexity SA	7,121	111,437
Norbert Dentressangle SA	972	37,440
NRJ Group (a)	4,920	36,322
Oeneo *	12,354	15,442
Orpea SA *	3,896	141,068
Parrot SA *	1,915	11,570
Penauille Polyservices SA	26,481	60,219
Pierre & Vacances SA	1,373	73,184
Pinguely-Haulotte SA	4,594	28,944
Radiall SA	349	22,802
Rallye SA	4,593	104,088
Remy Cointreau SA	6,696	277,943
Rexel SA	20,180	134,873
Rhodia SA	6,574	41,715
Robertet SA	257	25,803
Rubis SA	2,515	159,250
Saft Groupe SA *	2,934	79,506
Samse SA	120	9,189
SCOR SE	7,560	174,662
SEB SA	6,120	184,053
Sechilienne-Sidec SA	3,692	165,398
SeLoger.com *	1,811	26,638
Silicon-On-Insulator Technologies SA *	28,372	127,223
Societe BIC SA	8,076	464,648
Societe des Bains de Mer & du Cercle des Etrangers a Monaco SA	88	66,694
Somfy SA	474	75,559
Sopra Group SA	1,899	66,308
Spir Communication SA	492	13,667
SR Teleperformance SA	13,362	374,013
Stallergenes SA	2,288	122,469
Stef-TFE Group	1,818	84,209
Sucriere de Pithiviers-Le-Vieil SA	56	36,039
Synergie SA	1,257	16,337
Theolia SA * (a)	6,555	28,025
Toupargel-Agrigel SA	862	16,831
Trigano SA	2,742	17,079
UbiSoft Entertainment SA *	16,094	315,758
Union Financiere de France Banque SA	1,436	40,752
Valeo SA	24,855	370,264
Viel & Compagnie SA	6,946	20,344
Vilmorin & Compagnie SA	901	92,213
Virbac SA	1,341	108,297
VM Materiaux SA	342	16,047
Vranken-Pommery Monopole Group SA	604	16,943
Zodiac SA	11,913	434,987

		11,998,561
Germany - 6.17%
Aareal Bank AG	10,691	87,621
Adlink Internet Media AG *	2,787	13,561
ADVA AG Optical Networking *	13,517	22,469
Aixtron AG	21,472	146,372
Amadeus Fire AG	1,357	16,875
Augusta Technologie AG *	1,299	17,644
Baader Wertpapierhandelsbank AG	7,224	21,857
Balda AG *	8,571	6,516
Bauer AG	2,268	95,815
Bechtle AG	3,618	70,344
Bilfinger Berger AG	11,905	637,197
Biotest AG	1,095	85,523
Boewe Systec AG	415	4,789
Borussia Dortmund GMBH & Company KGAA *	14,361	24,653
Carl Zeiss Meditec AG	9,621	119,875
Cenit AG	2,857	13,492
Centrotec Sustainable AG *	1,900	28,162
Comdirect Bank AG	13,892	122,854

The accompanying notes are an integral part of the financial statements.

120

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Germany (continued)
Conergy AG *	62,854	$87,709
CropEnergies AG *	3,624	14,895
CTS Eventim AG	4,424	151,777
Curanum AG	4,385	23,973
DAB Bank AG	8,980	33,171
Data Modul AG	518	6,813
Demag Cranes AG	5,559	151,900
Deutsche Wohnen AG *	2,312	31,084
Deutz AG	21,365	74,290
Douglas Holding AG (a)	10,374	469,429
Drillisch AG	10,921	27,315
Duerr AG	3,024	53,131
DVB Bank AG	6,310	229,509
Elexis AG	1,469	16,824
Elmos Semiconductor AG *	1,293	4,145
ElringKlinger AG	6,006	58,023
EM. Sport Media AG *	13,978	49,271
Escada AG *	2,952	13,746
Evotec AG *	8,820	9,734
Fielmann AG	3,133	205,856
Freenet AG *	23,402	138,690
Fuchs Petrolub AG	1,423	76,688
Gerresheimer AG	7,703	209,603
Gerry Weber International AG	1,916	55,933
Gesco AG	643	39,457
Get Nice Holdings, Ltd.	502,000	12,560
GFK AG	3,609	110,807
Gildemeister AG	10,752	123,508
GPC Biotech AG *	6,031	8,971
Grammer AG	2,633	25,874
Grenkeleasing AG	2,175	54,331
Hawesko Holding AG	1,452	39,677
Heidelberger Druckmaschinen AG (a)	21,035	188,536
IDS Scheer AG	5,715	47,709
Indus Holding AG	3,769	71,108
Interseroh AG	993	50,234
Intershop Communications AG *	9,147	20,123
IWKA AG (a)	5,877	107,704
Jenoptik AG *	10,554	76,567
KIZOO AG	3,675	26,336
Kloeckner & Company SE	12,664	223,143
Kontron AG	10,995	112,874
Krones AG	4,857	212,538
KWS Saat AG	1,154	183,637
Lanxess AG	26,628	519,246
Leoni AG	9,794	183,231
Loewe AG	1,751	21,643
Manz Automation AG *	524	30,865
MasterFlex AG	1,223	10,484
Medigene AG *	9,888	60,713
Medion AG	5,909	52,914
MLP AG (a)	14,199	198,269
Mologen AG *	1,243	11,029
Morphosys AG *	4,086	109,435
MTU Aero Engines Holding AG	14,595	403,729
Muehlbauer Holding AG & Co KGaA	156	3,773
MVV Energie AG	7,277	327,639
Nemetschek AG	1,480	21,640
Norddeutsche Affinerie AG	13,504	531,620
Nordex AG *	8,124	118,211
OHB Technology AG	1,633	18,055
PC-Ware AG	1,879	43,178
Pfeiffer Vacuum Technology AG	1,671	112,601
Pfleiderer AG	13,560	129,769
Plambeck Neue Energien AG *	8,528	23,483
Praktiker Bau- und Heimwerkermaerkte AG	18,642	205,266
Premiere AG * (a)	31,273	164,862
PVA TePla AG *	3,190	13,903
Qiagen AG * (a)	50,645	895,736
QSC AG *	15,992	28,275
R. Stahl AG	533	13,884
Rational AG	961	118,185
Renk AG	935	69,628
REpower Systems AG *	1,685	267,710
Rheinmetall AG	11,522	385,571
Rhoen-Klinikum AG	21,973	530,679
Roth & Rau AG *	1,740	37,303
Sartorius AG	2,096	29,879
Schlott Gruppe AG	354	3,848
SGL Carbon AG *	18,191	610,334
Singulus Technologies AG *	10,095	51,749
Sixt AG	2,483	40,344
Software AG	5,989	341,344
Solar Millennium AG *	2,817	46,380
Solon AG Fuer Solartechnik AG * (a)	1,880	39,275
Stada Arzneimittel AG	16,451	472,541
Stratec Biomedical Systems AG (a)	1,671	32,037
Suedzucker AG	22,334	338,353
Suess MicroTec AG *	2,259	4,321
Symrise AG	30,578	428,044
Takkt AG	8,363	94,650
Technotrans AG	1,646	8,517
Telegate AG	2,121	17,985
Versatel AG *	6,433	97,757
Vivacon AG	3,031	16,838
Vossloh AG	2,794	312,788
Wacker Construction Equipment AG	3,587	30,864
Washtec AG *	2,025	16,594
Wincor Nixdorf AG	7,565	360,643
Wire Card AG *	19,465	113,757
WMF Wuerttembergische Metallwarenfabrik AG	1,601	45,339

		14,681,532
Greece - 1.41%
Agricultural Bank of Greece SA	71,758	139,916
Alapis Holding Industrial & Commercial SA	212,352	159,897
Alfa-Beta Vassilopoulos SA	804	28,294
Anek Lines SA	37,603	42,928
Aspis Bank SA	10,322	13,523
Astir Palace Hotel SA *	5,170	24,762
Athens Medical Center SA	8,110	13,549
Athens Stock Exchange SA	24,158	188,492

The accompanying notes are an integral part of the financial statements.

121

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Greece (continued)
Athens Water Supply and Sewage Company SA	11,667	$82,894
Autohellas SA	3,896	6,671
Bank of Attica SA	6,240	25,478
Bank of Greece SA	5,401	289,793
Biossol SA *	37,279	13,589
Bioter SA *	28,528	15,465
Commercial Bank of Greece SA *	9,723	76,600
Diagnostic & Therapeutic Center of Athens Hygeia SA	19,334	51,158
Duty Free Shops SA	3,389	27,403
Euromedica SA	3,778	24,196
Forthnet SA *	14,896	15,158
Fourlis SA	12,465	86,804
Frigoglass SA	6,090	28,872
GEK Group of Companies SA	14,940	69,646
Geniki Bank SA *	13,566	29,907
Greek Postal Savings Bank SA	22,391	174,424
Halcor SA	9,000	9,280
Hellenic Technodomiki Tev SA	37,663	225,366
Heracles General Cement SA	4,800	53,406
Iaso SA	14,701	91,308
Inform P Lykos SA	7,817	19,821
Intracom Holdings SA *	26,470	26,578
Intracom SA Technical & Steel Constructions SA	42,136	25,904
J&P-Avax SA	12,630	39,289
Lambrakis Press SA	6,054	17,657
Loulis Mills SA *	9,563	34,323
Maritime Company of Lesvos SA *	43,064	28,733
Metka SA	7,871	72,357
Michaniki SA	11,010	21,253
Motodynamic SA	320	832
Motor Oil Hellas Corinth Refineries SA	12,877	137,673
Mytilineos Holdings SA	27,192	150,269
Nireus Aquaculture SA	11,042	8,797
Piraeus Port Authority SA	2,268	31,118
Proton Bank SA	11,800	10,002
S&B Industrial Minerals SA	3,520	39,186
Sarantis SA	3,860	22,776
Sfakianakis SA	3,856	7,625
Sidenor Steel Products Manufacturing
Company SA	7,753	34,613
Singularlogic SA *	10,294	29,305
Teletypos SA Mega Channel	7,598	54,498
Thessaloniki Port Authority SA	418	5,705
Titan Cement Company SA	18,009	349,568
Viohalco SA	28,977	166,321

		3,342,982
Hong Kong - 1.59%
Alco Holdings, Ltd.	86,000	14,461
Allied Group, Ltd.	32,000	53,940
Allied Properties HK, Ltd.	442,000	43,220
Asia Financial Holdings, Ltd.	78,000	21,125
Asia Standard Hotel Group, Ltd.	3,655,368	15,637
Asia Standard International Group, Ltd.	2,058,442	17,078
Asian Union New Media Group, Ltd. *	2,450,000	12,726
Associated International Hotels *	46,000	60,185
Burwill Holdings, Ltd. *	1,114,400	21,331
C C Land Holdings, Ltd.	286,000	72,773
C Y Foundation Group, Ltd. *	770,000	12,316
Cafe de Coral Holdings, Ltd.	76,000	154,192
Capital Estate, Ltd. *	3,465,000	12,557
Capital Strategic Investment, Ltd.	1,110,000	12,796
Century City International Holdings, Ltd.	349,600	17,720
Champion Technology Holdings, Ltd.	323,552	11,140
Chen Hsong Holdings, Ltd.	56,000	10,066
Cheuk Nang Holdings, Ltd.	40,720	6,542
Chevalier International Holdings, Ltd.	32,000	16,119
China Infrastructure Investment, Ltd. *	844,000	19,602
China Metal International Holdings, Inc.	114,000	12,824
China Renji Medical Group, Ltd. *	3,286,000	15,381
China Sci-Tech Holdings, Ltd. *	2,576,000	13,238
China Seven Star Shopping, Ltd. *	310,000	1,571
China Solar Energy Holdings, Ltd. *	550,000	4,064
China Timber Resources Group, Ltd.	2,300,000	13,150
China Yunnan Tin Minerals Group Company, Ltd. *	380,000	6,318
China Zenith Chemical Group, Ltd. *	590,000	14,023
Chinese People Gas Holdings Company, Ltd. *	348,000	5,182
Chong Hing Bank, Ltd.	80,000	95,736
Chow Sang Sang Holdings, Ltd.	62,000	32,178
Chuang’s China Investments, Ltd.	371,000	8,502
Chuang’s Consortium International, Ltd.	248,000	12,717
Chung Tai Printing Holdings, Ltd.	1,300,000	8,430
Coastal Greenland, Ltd. *	200,000	8,159
COL Capital, Ltd.	10,000	762
Coslight Technology International Group, Ltd.	76,000	33,460
Cross-Harbour Holdings, Ltd.	49,000	40,463
Daphne International Holdings, Ltd.	244,000	39,913
Dickson Concepts International, Ltd.	39,000	10,615
DVN Holdings Company, Ltd.	112,000	3,364
EcoGreen Fine Chemicals Group, Ltd.	6,000	901
EganaGoldpfeil Holdings, Ltd. *	103,373	0
Emperor Capital Group, Ltd.	28,400	813
Emperor Entertainment Hotel, Ltd.	175,000	9,298
Emperor International Holdings, Ltd.	344,000	29,851
eSun Holdings, Ltd. *	150,000	20,349
Extrawell Pharmaceutical Holdings, Ltd. *	130,000	26,503
Far East Consortium International, Ltd.	414,188	56,910
First Sign International Holdings, Ltd. *	136,000	14,239
Fong’s Industries Company, Ltd.	62,000	10,000
Fountain Set Holdings, Ltd.	118,000	4,606
Fubon Bank, Ltd.	68,000	21,885
Genesis Energy Holdings, Ltd. *	980,000	12,436
Giordano International, Ltd.	386,000	97,388
Global Green Tech Group, Ltd. *	204,000	10,452
Glorious Sun Enterprises, Ltd.	86,000	21,713
Golden Resorts Group, Ltd.	830,000	12,109
Hang Fung Gold Technology, Ltd.	90,000	0
Hanny Holdings, Ltd.	32,800	5,143
Heng Tai Consumables Group, Ltd. *	205,000	15,961

The accompanying notes are an integral part of the financial statements.

122

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Hong Kong (continued)
Hi Sun Technology China, Ltd. *	411,000	$36,396
HKR International, Ltd.	232,000	50,876
Hon Kwok Land Investment Company, Ltd.	94,000	14,866
Hongkong Chinese, Ltd.	324,000	29,511
Hung Hing Printing Group, Ltd.	50,000	9,129
Hutchison Harbour Ring, Ltd.	940,000	65,620
I.T., Ltd.	112,000	7,041
i-Cable Communications, Ltd.	182,000	13,620
Imagi International Holdings, Ltd. *	170,000	9,613
Integrated Distribution Services Group, Ltd.	45,000	49,518
Interchina Holdings Company *	3,585,000	7,922
International Luk Fook Holdings, Ltd.	60,000	15,709
ITC Corp., Ltd.	678,559	7,476
ITC Properties Group, Ltd. *	3,680,000	19,468
Jinhui Holdings, Ltd.	33,000	4,364
K Wah International Holdings, Ltd.	511,344	83,670
Kantone Holdings, Ltd.	588,731	13,872
Karl Thomson Holdings, Ltd. *	92,000	5,083
Keck Seng Investments, Ltd.	61,000	18,561
Lai Sun Development Company, Ltd. *	2,324,000	19,384
Liu Chong Hing Investment, Ltd.	60,000	25,389
Luks Group Vietnam Holdings Company, Ltd.	44,000	11,983
Lung Kee Holdings, Ltd.	78,000	21,659
Macau Success, Ltd. *	268,000	18,422
Matsunichi Communication Holdings, Ltd. *	105,000	63,998
Media Chinese International, Ltd.	110,000	7,394
Melco International Development	196,000	65,441
Midland Holdings, Ltd.	178,000	64,093
Miramar Hotel & Investment Company, Ltd.	11,000	7,469
Nam Tai Electronic & Electrical Products, Ltd.	99,000	7,567
Natural Beauty Bio-Technology, Ltd.	90,000	14,051
Next Media, Ltd.	138,000	16,111
Norstar Founders Group, Ltd.	244,000	30,030
Oriental Press Group, Ltd.	208,000	19,666
Oriental Watch Holdings, Ltd.	128,000	16,574
Pacific Andes International Holdings, Ltd.	290,384	23,730
Pacific Century Premium Developments, Ltd. *	375,000	85,722
Paliburg Holdings, Ltd.	124,200	20,042
Peace Mark Holdings, Ltd.	164,000	0
Pico Far East Holdings, Ltd.	192,000	10,334
Playmates Holdings, Ltd.	31,800	3,939
Ports Design, Ltd.	55,000	67,098
Public Financial Holdings, Ltd.	98,000	36,691
PYI Corp., Ltd.	316,075	14,555
Regal Hotels International Holdings, Ltd.	197,000	54,939
Road King Infrastructure, Ltd.	99,000	37,204
Sa Sa International Holdings, Ltd.	116,000	28,946
SEA Holdings, Ltd.	96,000	27,994
Shanghai Zendai Property, Ltd. *	700,000	10,555
Shaw Brothers Hong Kong, Ltd.	39,000	64,656
Shell Electric Manufacturing Company, Ltd.	58,000	17,989
Shui On Construction & Materials, Ltd.	32,000	25,093
Singamas Container Holdings, Ltd.	60,000	3,701
Sino-I Technology, Ltd. *	2,960,000	16,561
Skyfame Realty Holdings, Ltd. *	216,000	8,240
Smartone Telecommunications Holdings, Ltd.	83,500	62,095
Solomon Systech International, Ltd.	890,000	20,612
Sun Hung Kai & Company, Ltd.	233,000	117,883
Superb Summit International Timber Company, Ltd. *	2,330,000	14,204
Symphony Holdings, Ltd.	476,000	11,650
Tack Fat Group International, Ltd. *	272,000	14,038
TAI Cheung Holdings, Ltd.	81,000	30,407
Tai Fook Securities Group, Ltd.	99,120	15,781
TAK Sing Alliance Holdings, Ltd.	126,000	6,453
TCC International Holdings, Ltd. *	132,353	31,484
Techtronic Industries Company, Ltd.	329,500	66,238
Texwinca Holdings, Ltd.	218,000	92,957
Titan Petrochemicals Group, Ltd. *	620,000	8,501
Truly International Holdings, Ltd.	64,000	34,370
Upbest Group, Ltd.	158,000	13,691
Varitronix International, Ltd.	68,000	18,266
Vedan International Holdings, Ltd.	200,000	10,888
Victory City International Holdings, Ltd.	140,666	9,326
Vitasoy International Holdings, Ltd.	176,000	78,516
Vongroup, Ltd. *	210,000	1,634
VST Holdings Company, Ltd. *	176,000	12,073
VTech Holdings, Ltd.	41,000	173,693
Wai Kee Holdings, Ltd.	138,000	16,099
Wing On Company International, Ltd.	36,000	38,184
Wonson International Holdings, Ltd. *	1,800,000	4,424
Xinyi Glass Holdings Company, Ltd.	208,000	56,301
Yanion International Holdings, Ltd. *	188,000	3,928
Yip’s Chemical Holdings, Ltd.	84,000	22,695
Yugang International, Ltd.	1,366,000	10,302

		3,782,361
Ireland - 1.16%
AER Lingus Group PLC *	67,729	140,049
Aryzta AG *	19,544	624,844
C&C Group PLC - London Exchange	91,941	186,386
DCC PLC	27,017	393,034
Dragon Oil PLC *	38,971	88,724
Dragon Oil PLC *	28,319	65,967
FBD Holdings PLC - London Exchange	5,182	36,052
FBD Holdings PLC	2,085	21,242
Fyffes PLC	85,978	29,979
Glanbia PLC	37,999	111,005
Greencore Group PLC	43,208	56,556
IFG Group PLC	10,000	6,646
Independent News & Media PLC - London Exchange	125,664	72,690
Independent News & Media PLC	27,385	15,988
Irish Continental Group PLC *	6,023	135,614
Irish Life & Permanent PLC - London Exchange	86,664	194,434
Kingspan Group PLC - London Exchange	30,164	128,446
McInerney Holdings PLC	17,625	4,268
Paddy Power PLC - London Exchange	6,281	118,246
Paddy Power PLC	6,582	123,425
United Drug PLC	67,593	209,472

		2,763,067

The accompanying notes are an integral part of the financial statements.

123

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Italy - 3.57%
Acea SpA	13,806	$188,174
Acegas-APS SpA	3,244	22,786
Actelios SpA	11,733	50,662
Aedes SpA *	7,571	4,694
Amplifon SpA	29,013	34,529
Ansaldo STS SpA	17,177	243,433
AS Roma SpA *	21,754	18,949
Astaldi SpA	12,792	72,908
Autogrill SpA	28,675	219,724
Azimut Holding SpA *	30,113	164,239
Banca Finnat Euramerica SpA	15,158	10,862
Banca Generali SpA	9,412	37,186
Banca IFIS SpA	2,977	25,974
Banca Intermobiliare SpA	11,595	45,771
Banca Italease SpA *	28,901	92,596
Banca Popolare dell’Etruria e del Lazio SpA	19,544	111,175
Banca Popolare di Milano SpA	87,575	526,408
Banca Profilo SpA	25,537	17,482
Banco di Desio e della Brianza SpA	16,649	108,455
Benetton Group SpA	19,978	173,366
Biesse SpA	2,824	15,646
Bonifica Ferraresi e Imprese Agricole SpA	374	15,276
Brembo SpA	8,798	47,205
Bulgari SpA	37,661	239,994
Caltagirone Editore SpA	9,271	29,038
Caltagirone SpA	14,027	48,617
Carraro SpA	4,098	14,319
Cementir SpA	21,620	76,700
CIR-Compagnie Industriali Riunite SpA	126,158	131,826
Class Editori SpA	12,342	12,069
Credito Artigiano SpA	24,494	69,072
Credito Bergamasco SpA *	4,117	137,616
Credito Emiliano SpA	26,107	137,794
Danieli & Company SpA	4,360	47,305
Davide Campari Milano SpA	41,877	290,281
De Longhi SpA	20,127	40,984
Digital Multimedia Technologies SpA *	2,000	35,602
ERG SpA	18,359	226,450
Esprinet SpA	2,798	13,104
Fiera Milano SpA *	3,657	22,138
Gemina SpA *	367,706	192,239
Gewiss SpA	11,538	42,484
GranitiFiandre SpA	1,133	5,292
Gruppo Beghelli SpA	32,158	23,605
Gruppo Coin SpA *	8,425	26,187
Gruppo Editoriale L’Espresso SpA	55,891	92,082
Hera SpA	150,642	327,685
Immsi SpA	62,334	62,450
Impregilo SpA *	80,454	233,755
Indesit Company SpA	10,458	63,761
Industria Macchine Automatiche SpA	5,726	106,982
Intek SpA	44,100	18,399
Interpump SpA	14,112	87,311
Iride SpA	115,156	154,130
Italcementi SpA	1,722	22,376
Italmobiliare SpA	2,645	106,444
Juventus Football Club SpA *	4,630	5,012
KME Group SpA	19,840	12,550
Mariella Burani SpA	1,703	24,547
Marr SpA	13,000	100,008
Mediolanum SpA	70,610	306,837
Meliorbanca SpA	18,050	74,735
Milano Assicurazioni SpA	63,803	200,378
Mirato SpA	2,533	16,381
Mondadori (Arnoldo) Editore SpA	32,518	161,918
Nice SpA	8,489	20,990
Permasteelisa SpA	4,548	62,879
Piccolo Credito Valtellinese SCRL	61,608	611,757
Pirelli & C Real Estate SpA	5,361	31,368
Premafin Finanziaria SpA	44,530	79,815
Recordati SpA	28,379	155,781
Reno de Medici SpA *	57,383	12,124
Risanamento SpA *	20,386	12,570
Sabaf SpA	1,000	21,011
SAES Getters SpA	2,698	22,771
Safilo Group SpA	56,264	48,710
Save SpA	3,100	18,430
Seat Pagine Gialle SpA *	508,995	42,810
Snia SPA *	65,590	13,486
Societa’ Cattolica di Assicurazioni SCRL	15,421	550,826
Societa Partecipazioni Finanziarie SpA *	42,415	10,749
Socotherm SpA *	2,568	4,853
Sogefi SpA	12,908	22,771
Sol SpA	7,134	27,892
Sorin SpA *	61,757	41,103
Telecom Italia Media SpA *	181,160	22,852
Tiscali SpA *	81,285	82,477
Tod’s SpA	3,239	140,975
Trevi Finanziaria SpA	8,245	88,100
Vianini Lavori SpA	5,861	33,068
Vittoria Assicurazioni SpA	6,058	32,733

		8,500,858
Japan - 32.33%
Abilit Corp. *	3,100	5,491
Achilles Corp.	49,000	71,402
Adeka Corp.	27,700	204,249
Aderans Company, Ltd.	8,500	89,381
Advan Company, Ltd.	6,500	26,400
Aeon Delight Company, Ltd.	3,400	98,606
Aeon Fantasy Company, Ltd.	5,400	47,750
Ahresty Corp.	6,000	19,123
AI Holdings Corp.	12,500	40,732
Aica Kogyo Company, Ltd.	15,600	174,260
Aichi Bank, Ltd.	2,600	198,023
Aichi Corp.	10,900	42,545
Aichi Machine Industry Company, Ltd.	16,000	28,157
Aichi Steel Corp.	35,000	114,342
Aida Engineering, Ltd.	17,000	62,289
Aigan Company, Ltd.	4,800	26,909
Aiphone Company, Ltd.	5,500	102,743
Airport Facilities Company, Ltd.	13,100	82,115
Aisan Industry Company, Ltd.	9,600	47,305

The accompanying notes are an integral part of the financial statements.

124

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Japan (continued)
Akebono Brake Industry Company, Ltd.	15,000	$86,751
Akita Bank, Ltd.	55,000	237,061
Allied Telesis Holdings Inc. *	58,000	26,077
Aloka Company, Ltd.	5,000	44,756
Alpha Corp.	1,000	7,923
Alpha Systems, Inc.	2,700	70,597
Alpine Electronics, Inc.	13,500	108,368
Alps Logistics Company, Ltd.	2,000	21,913
Altech Corp.	3,600	31,654
Amano Corp. (a)	19,200	150,251
Amiyaki Tei Co Ltd *	16	22,127
Amuse, Inc.	2,200	28,615
Ando Corp.	14,000	22,851
Anest Iwata Corp.	7,000	23,786
Anritsu Corp.	23,000	54,409
AOC Holdings, Inc.	9,600	53,677
AOI Electronic Company, Ltd.	1,700	11,194
AOKI Holdings, Inc.	6,700	69,162
Aomori Bank, Ltd.	42,000	189,408
Aoyama Trading Company, Ltd.	17,500	278,785
Arakawa Chemical Industries, Ltd.	3,500	40,130
Araya Industrial Company, Ltd.	14,000	24,483
Arealink Company, Ltd.	105	2,858
Ariake Japan Company, Ltd.	5,500	103,665
Arisawa Manufacturing Company, Ltd.	11,500	40,543
Aronkasei Company, Ltd.	7,000	23,670
Art Corp.	2,000	30,116
As One Corp.	3,100	59,508
Asahi Diamond Industrial Company, Ltd.	14,000	78,305
Asahi Kogyosha Company, Ltd.	12,000	42,673
Asahi Organic Chemicals Industry Company, Ltd.	20,000	66,598
Asahi Pretec Corp.	5,400	63,195
Asahi Tec Corp. *	75,000	25,335
Asanuma Corp.	21,000	13,459
ASATSU-DK, Inc. (a)	7,900	175,188
Ashimori Industry Company, Ltd.	12,000	13,105
Asia Securities Printing Company, Ltd.	5,200	47,884
ASKA Pharmaceutical Company, Ltd.	5,000	46,732
Asunaro Aoki Construction Company, Ltd.	10,000	48,870
Atsugi Company, Ltd.	58,000	82,187
Autobacs Seven Company, Ltd.	9,200	213,088
Avex Group Holdings, Inc.	6,800	75,344
Awa Bank, Ltd.	61,000	428,482
Azel Corp.	14,000	1,266
Bando Chemical Industries, Ltd.	20,000	48,232
Bank of Ikeda, Ltd.	4,800	234,284
Bank of Iwate, Ltd.	4,300	267,172
Bank of Nagoya, Ltd.	45,594	252,908
Bank of Okinawa, Ltd.	5,000	203,903
Bank of Saga, Ltd.	50,000	185,978
Bank of the Ryukyus, Ltd.	10,600	104,564
Belluna Company, Ltd.	7,000	18,676
Best Denki Company, Ltd. (a)	18,500	59,854
Bookoff Corp.	2,000	17,250
BSL Corp. *	23,000	2,293
Bunka Shutter Company, Ltd.	17,000	73,623
C.I. Kasei Company, Ltd.	8,000	23,361
CAC Corp.	3,400	29,373
Calsonic Kansei Corp.	44,000	62,864
Canon Electronics, Inc.	4,400	62,488
Canon Finetech, Inc.	7,000	75,767
Catena Corp.	8,500	19,022
Cawachi, Ltd.	5,000	113,490
Central Finance Company, Ltd.	23,000	41,087
Central Glass Company, Ltd.	50,000	202,240
Century Leasing System, Inc.	8,000	71,472
CFS Corp.	6,000	41,214
Chiba Kogyo Bank, Ltd. *	10,200	146,237
Chino Corp.	10,000	23,203
Chiyoda Company, Ltd.	6,400	120,100
Chofu Seisakusho Company, Ltd.	6,400	157,944
Chori Company, Ltd. *	34,000	36,371
Chubu Shiryo Company, Ltd.	6,000	47,276
Chudenko Corp.	7,600	129,382
Chuetsu Pulp & Paper Company, Ltd.	15,000	35,982
Chugai Mining Company, Ltd.	34,900	12,128
Chugai Ro Company, Ltd.	19,000	60,502
Chugoku Marine Paints, Ltd.	13,000	95,534
Chukyo Bank, Ltd.	38,000	146,032
Chuo Denki Kogyo Company, Ltd.	5,000	33,242
Chuo Spring Company, Ltd.	13,000	42,666
Circle K Sunkus Company, Ltd. (a)	12,500	226,148
CKD Corp.	22,100	85,186
Clarion Company, Ltd.	46,000	31,760
Cleanup Corp.	7,200	29,581
CMK Corp.	13,400	40,005
Coca-Cola Central Japan Company, Ltd.	12	85,913
cocokara fine HOLDINGS, Inc. *	1,540	24,652
Colowide Company, Ltd.	14,000	83,758
Columbia Music Entertainment, Inc. *	27,000	8,228
Commuture Corp.	11,000	68,902
Computer Engineering & Consulting, Ltd.	2,900	26,929
COMSYS Holdings Corp.	32,000	299,783
Corona Corp.	7,000	70,450
Cosel Company, Ltd.	5,800	46,678
Creed Corp.	33	5,626
Cross Plus, Inc.	1,000	12,717
CSK Corp.	10,100	55,443
CTI Engineering Company, Ltd.	2,700	20,929
Culture Convenience Club Company, Ltd.	25,700	263,841
Cybozu, Inc.	50	9,686
D.G. Roland Corp.	3,000	45,022
Dai Nippon Toryo Company, Ltd.	22,000	24,680
Dai-Dan Company, Ltd.	10,000	54,350
Daido Kogyo Company, Ltd.	16,000	29,228
Daido Metal Company, Ltd.	8,000	21,580
Daidoh, Ltd.	7,600	58,291
Daiei, Inc. * (a)	8,150	52,332
Daifuku Company, Ltd.	20,000	116,688
Daihen Corp.	30,000	117,020
Daiho Corp.	13,000	7,162

The accompanying notes are an integral part of the financial statements.

125

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

International Small Company Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Japan (continued)
Daiichi Jitsugyo Company, Ltd.	16,000	$47,252
Daiichi Kigenso Kagaku-Kogyo Company, Ltd.	400	4,434
Dai-Ichi Kogyo Seiyaku Company, Ltd. *	8,000	17,389
Daiken Corp.	34,000	77,841
Daiki Aluminium Industry Company, Ltd.	7,000	14,079
Daiko Clearing Services Corp.	3,000	24,221
Daikoku Denki Company, Ltd.	5,400	84,209
Daikyo, Inc.	66,144	57,862
Daimei Telecom Engineering Corp.	12,000	112,058
Dainichi Company, Ltd.	3,800	25,812
Dainichiseika Color & Chemicals Manufacturing Company, Ltd.	16,000	44,733
Dainippon Screen Manufacturing Company, Ltd.	56,000	108,941
Daio Paper Corp.	25,000	309,674
Daisan Bank, Ltd.	38,000	133,078
Daiseki Company, Ltd.	5,699	107,840
Daiso Company, Ltd.	20,000	57,573
Daisyo Corp.	3,900	57,624
Daito Bank, Ltd.	20,000	14,368
Daiwa Industries, Ltd.	12,000	41,304
Daiwa Seiko, Inc.	17,000	24,557
Daiwabo Company, Ltd.	36,000	166,166
DC Company, Ltd.	9,000	32,074
DCM Japan Holdings Company, Ltd.	19,500	138,746
Denki Kogyo Company, Ltd.	15,000	93,781
Denyo Company, Ltd.	6,700	48,076
Descente, Ltd.	16,000	75,715
Disco Corp.	2,000	41,551
Don Quijote Company, Ltd.	10,000	199,369
Doshisha Company, Ltd. (a)	2,200	29,973
Doutor Nichires Holdings Company, Ltd.	6,893	150,923
DTS Corp.	4,800	45,454
Dwango Company, Ltd. (a)	30	56,574
Dydo Drinco, Inc.	3,600	113,803
E-Access, Ltd.	290	181,649
Eagle Industry Company, Ltd.	8,000	28,339
Ebara Corp.	106,000	246,644
EDION Corp.	23,800	118,064
Ehime Bank, Ltd.	42,000	145,893
Eighteenth Bank, Ltd.	50,000	187,064
Eiken Chemical Company, Ltd.	4,000	30,877
Eizo Nanao Corp.	4,500	73,490
Enplas Corp.	4,500	50,189
Epson Toyocom Corp.	22,000	41,600
Espec Corp.	3,000	18,850
Exedy Corp.	7,800	78,134
Ezaki Glico Company, Ltd.	11,000	112,730
F&A Aqua Holdings, Inc.	3,800	36,642
Fancl Corp. (a)	9,700	129,180
FDK Corp. *	21,000	25,940
Foster Electric Company, Ltd.	4,900	38,224
FP Corp.	3,200	159,694
France Bed Holdings Company, Ltd.	44,000	70,299
Fudo Construction Company, Ltd.	29,000	17,281
Fuji Company, Ltd.	3,700	74,095
Fuji Corp., Ltd.	6,000	16,453
Fuji Kosan Company, Ltd. *	33,000	28,328
Fuji Kyuko Company, Ltd.	19,000	90,475
Fuji Oil Company, Ltd.	16,900	239,411
Fuji Software ABC, Inc.	7,700	163,492
Fujibo Holdings, Inc.	14,000	14,435
Fujicco Company, Ltd.	8,000	104,316
Fujikura Kasei Company, Ltd.	4,000	20,901
Fujikura Rubber, Ltd.	5,000	15,184
Fujita Kanko, Inc. (a)	18,000	95,229
Fujitec Company, Ltd.	19,000	68,664
Fujitsu Business Systems, Ltd.	5,600	87,791
Fujitsu Frontech, Ltd.	4,000	32,463
Fujitsu General, Ltd. *	12,000	22,001
Fujiya Company, Ltd. *	19,000	25,504
Fukuda Corp.	8,000	14,175
Fukui Bank, Ltd.	68,000	253,467
Fukushima Bank, Ltd.	66,000	37,682
Fukushima Industries Corp.	3,500	29,755
Fukuyama Transporting Company, Ltd.	53,000	263,320
Funai Consulting Company, Ltd.	5,000	26,619
Funai Electric Company, Ltd.	5,100	105,423
Furukawa Battery Company, Ltd. * (a)	6,000	65,540
Furukawa Company, Ltd.	64,000	66,087
Furusato Industries, Ltd.	2,000	21,412
Fuso Pharmaceutical Industries, Ltd.	20,000	64,726
Futaba Corp.	11,100	141,348
Futaba Industrial Company, Ltd.	6,400	25,373
Future System Consulting Corp.	39	15,297
Fuyo General Lease Company, Ltd.	4,400	86,093
Gakken Company, Ltd.	28,000	41,562
Gecoss Corp.	5,500	30,277
Geo Corp.	102	83,593
Gigas K's Denki Corp.	9,300	156,909
GMO Internet, Inc. *	9,500	48,963
Godo Steel, Ltd.	31,000	87,171
Goldcrest Company, Ltd.	5,220	130,738
Goldwin, Inc. *	11,000	19,615
Goodwill Group, Inc. *	328	2,175
Gourmet Kineya Company, Ltd.	5,000	39,142
Green Hospital Supply, Inc.	38	16,938
GS Yuasa Corp.	81,000	490,568
Gulliver International Company, Ltd.	910	15,642
Gun-Ei Chemical Industry Company, Ltd.	11,000	26,376
Gunze, Ltd.	54,000	178,055
H20 Retailing Corp.	37,000	279,138
Hakuto Company, Ltd.	6,100	54,692
Hanwa Company, Ltd.	44,000	140,069
Happinet Corp.	1,600	26,024
Harashin Narus Holdings Company, Ltd.	3,000	33,901
Harima Chemicals, Inc.	5,000	23,869
Haruyama Trading Company, Ltd.	2,700	12,443
Hayashikane Sangyo Company, Ltd. *	40,000	35,614
Hazama Corp.	19,600	17,687
Heiwa Corp.	5,900	59,203
Heiwado Company, Ltd.	8,300	134,115
Hibiya Engineering, Ltd.	11,000	96,320

The accompanying notes are an integral part of the financial statements.

126

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

International Small Company Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Japan (continued)
Higashi-Nippon Bank, Ltd.	39,000	$135,847
Higo Bank, Ltd.	20,000	126,237
HIS Company, Ltd.	5,000	104,164
Hitachi Cable, Ltd.	9,000	20,207
Hitachi Information Systems, Ltd.	6,200	128,111
Hitachi Kokusai Electric, Inc.	22,000	116,334
Hitachi Maxell, Ltd.	14,800	138,222
Hitachi Medical Corp.	11,000	112,674
Hitachi Plant Technologies, Ltd.	21,000	78,872
Hitachi Software Engineering Company, Ltd.	4,900	76,042
Hitachi Systems & Services, Ltd.	4,000	41,851
Hitachi Tool Engineering, Ltd.	5,900	43,883
Hitachi Transport System, Ltd.	12,000	180,562
Hitachi Zosen Corp. * (a)	149,000	136,263
Hochiki Corp.	7,000	57,890
Hodogaya Chemical Company, Ltd.	23,000	44,374
Hogy Medical Company, Ltd.	2,400	164,374
Hokkaido Gas Company, Ltd.	13,000	38,073
Hokkan Holdings, Ltd.	11,000	33,709
Hokuetsu Bank, Ltd.	49,000	111,072
Hokuetsu Paper Mills, Ltd.	30,000	184,344
Hokuriku Electric Industry Company, Ltd.	12,000	23,361
Hokuto Corp.	4,800	136,258
Horiba, Ltd.	6,700	93,523
Horipro, Inc.	2,300	25,409
Hosiden Corp.	11,400	180,171
Hosokawa Micron Corp.	12,000	46,977
Howa Machinery, Ltd.	19,000	13,631
I Metal Technology Company, Ltd.	14,000	30,030
IBJ Leasing Company, Ltd.	5,000	90,645
Ichikoh Industries, Ltd.	12,000	17,414
Ichiyoshi Securities Company, Ltd.	8,800	70,748
ICOM, Inc.	3,200	67,665
IDEC Corp.	7,000	71,952
Ihara Chemical Industry Company, Ltd.	10,000	32,079
Iino Kaiun Kaisha, Ltd.	20,200	131,076
Ikegami Tsushinki Company, Ltd. *	12,000	10,398
Imasen Electric Industrial Company, Ltd.	3,500	20,084
Imperial Hotel, Ltd.	2,750	64,152
Impress Holdings, Inc.	103	13,794
Inaba Denki Sangyo Company, Ltd.	4,600	124,762
Inaba Seisakusho Company, Ltd.	4,800	53,261
Inabata & Company, Ltd.	12,000	37,792
Inageya Company, Ltd.	10,000	97,837
Ines Corp.	11,600	58,964
Information Services International - Dentsu, Ltd.	3,900	25,304
Inui Steamship Company, Ltd.	4,700	35,728
Invoice, Inc.	2,077	9,344
Ise Chemical Corp.	3,000	12,445
Iseki & Company, Ltd. *	46,000	143,299
Ishihara Sangyo Kaisha, Ltd. *	99,000	84,031
Ishii Hyoki Company, Ltd.	800	15,243
IT Holdings Corp. *	11,820	185,264
Itochu Enex Company, Ltd.	12,600	89,136
Itochu-Shokuhin Company, Ltd.	2,300	88,874
Itoham Foods, Inc.	40,000	145,277
Itoki Corp.	11,900	37,686
Iwasaki Electric Company, Ltd.	12,000	21,148
Iwatani International Corp. (a)	47,000	117,874
Iwatsu Electric Company, Ltd. *	17,000	19,679
Izumiya Company, Ltd.	28,000	182,850
Izutsuya Company, Ltd. *	43,000	30,884
J. Bridge Corp. *	7,000	1,244
Jalux, Inc.	2,200	34,471
Jamco Corp.	3,000	10,433
Janome Sewing Machine Company, Ltd.	79,000	34,682
Japan Aviation Electronics Industry, Ltd.	16,000	67,026
Japan Carlit Company, Ltd. *	6,300	27,060
Japan Cash Machine Company, Ltd. (a)	4,600	43,090
Japan Digital Laboratory Company, Ltd.	6,300	67,504
Japan General Estate Company, Ltd. (a)	11,800	18,592
Japan Pulp & Paper Company, Ltd.	26,000	85,216
Japan Radio Company, Ltd.	28,000	42,761
Japan Servo Company, Ltd.	6,000	20,602
Japan Transcity Corp., Ltd.	19,000	83,931
Japan Vilene Company, Ltd.	12,000	56,007
Japan Wool Textile Company, Ltd.	19,000	131,056
Jastec Company, Ltd.	3,400	20,585
JBCC Holdings, Inc.	4,200	36,752
JBIS Holdings, Inc.	8,000	36,381
Jeol, Ltd.	19,000	58,807
Jidosha Buhin Kogyo Company, Ltd. *	5,000	8,128
JK Holdings Company, Ltd.	5,800	37,755
JMS Company, Ltd.	12,000	52,714
Joban Kosan Company, Ltd.	23,000	37,652
J-Oil Mills, Inc.	26,000	107,769
Joint Corp.	8,200	13,795
Joshin Denki Company, Ltd. (a)	12,000	103,197
JSP Corp.	8,300	58,679
Juki Corp.	48,000	50,598
JVC KENWOOD Holdings, Ltd. *	204,000	81,015
Kabuki-Za Company, Ltd.	1,000	46,517
Kadokawa Holdings, Inc.	5,200	121,171
Kaga Electronics Company, Ltd.	4,900	59,233
Kagawa Bank, Ltd.	23,000	124,199
Kagome Company, Ltd.	8,700	146,934
Kagoshima Bank, Ltd.	25,000	208,882
Kakaku.com, Inc. (a)	38	147,882
Kaken Pharmaceutical Company, Ltd.	23,000	253,248
Kameda Seika Company, Ltd.	4,000	57,308
Kamei Corp.	5,000	27,026
Kanaden Corp.	6,000	34,329
Kanagawa Chuo Kotsu Company, Ltd.	8,000	48,469
Kanamoto Company, Ltd.	5,000	18,136
Kandenko Company, Ltd.	27,000	213,390
Kanematsu Corp. *	127,000	126,906
Kanematsu Electronics, Ltd.	5,800	50,524
Kanto Auto Works, Ltd.	10,800	123,812
Kanto Denka Kogyo Company, Ltd.	13,000	50,099
Kanto Natural Gas Development, Ltd.	10,000	63,231
Kanto Tsukuba Bank, Ltd.	15,700	54,336

The accompanying notes are an integral part of the financial statements.

127

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

International Small Company Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Japan (continued)
Kasai Kogyo Company, Ltd.	8,000	$14,941
Kasumi Company, Ltd.	10,000	55,352
Katakura Industries Company, Ltd.	6,500	77,750
Kato Sangyo Company, Ltd.	6,700	114,759
Kato Works Company, Ltd.	10,000	24,834
Kawada Industries, Inc. *	9,000	11,697
Kawai Musical Instruments Manufacturing Company, Ltd.	20,000	18,934
Kawasaki Kinkai Kisen Kaisha, Ltd.	10,000	34,629
Kawashima Selkon Textiles Company, Ltd. * (a)	18,000	15,389
Kawasumi Laboratories, Inc.	3,000	13,990
Kayaba Industry Company, Ltd.	36,000	69,508
Keihin Company, Ltd.	10,000	12,615
Keihin Corp.	12,000	87,435
Keiiyu Company, Ltd.	4,400	10,267
Keiyo Company, Ltd.	9,000	63,502
Kenedix, Inc.	139	39,889
Kentucky Fried Chicken Japan, Ltd.	3,000	51,891
KEY Coffee, Inc.	5,800	101,723
Kikkoman Corp.	2,000	23,766
Kimura Chemical Plants Company, Ltd. *	3,700	31,550
Kinki Nippon Tourist Company, Ltd. *	11,000	19,859
Kinki Sharyo Company, Ltd.	8,000	41,333
Kintetsu World Express, Inc.	6,100	120,094
Kinugawa Rubber Industrial Company, Ltd.	15,000	18,718
Kirayaka Bank, Ltd. *	7,000	7,181
Kishu Paper Company, Ltd. *	18,000	23,036
Kisoji Company, Ltd.	4,700	96,663
Kissei Pharmaceutical Company, Ltd.	9,000	278,744
Kitagawa Iron Works Company, Ltd.	13,000	16,254
Kita-Nippon Bank, Ltd.	1,900	57,423
Kitano Construction Corp.	12,000	28,454
Kitz Corp.	23,000	71,451
Kiyo Holdings, Inc.	193,000	295,367
Koa Corp.	10,500	59,902
Koatsu Gas Kogyo Company, Ltd.	14,000	77,930
Kobayashi Pharmaceutical Company, Ltd.	6,400	273,600
Koei Company, Ltd.	5,400	56,750
Kohnan Shoji Company, Ltd.	8,400	112,869
Kohsoku Corp.	4,300	28,625
Koike Sanso Kogyo Company, Ltd.	9,000	24,823
Kojima Company, Ltd. (a)	3,700	11,337
Kokuyo Company, Ltd.	24,000	174,662
Komatsu Seiren Company, Ltd.	9,000	44,288
Komatsu Wall Industry Company, Ltd.	2,100	26,328
Komeri Company, Ltd.	8,200	200,199
Komori Corp.	15,600	171,440
Konaka Company, Ltd.	10,000	28,149
Konishi Company, Ltd.	4,000	38,301
Kosaido Company, Ltd.	3,800	11,233
Kose Corp.	7,500	188,523
Kosei Securities Company, Ltd.	18,000	15,168
Krosaki Harima Corp.	22,000	58,952
Kumagai Gumi Company, Ltd.	33,000	16,754
Kumiai Chemical Industry Company, Ltd.	15,000	46,076
Kura Corp.	16	29,067
Kurabo Industries, Ltd.	61,000	101,811
Kureha Corp.	34,000	170,104
Kurimoto, Ltd.	27,000	17,959
Kuroda Electric Company, Ltd.	7,800	73,393
Kyoden Company, Ltd.	6,000	6,222
Kyodo Printing Company, Ltd.	20,000	49,866
Kyodo Shiryo Company, Ltd.	21,000	27,450
Kyoei Tanker Company, Ltd. * (a)	14,000	40,283
Kyokuto Kaihatsu Kogyo Company, Ltd.	11,100	40,435
Kyokuyo Company, Ltd.	15,000	35,093
Kyoritsu Maintenance Company, Ltd.	3,300	55,144
Kyosan Electric Manufacturing Company, Ltd.	11,000	41,923
Kyoto Kimono Yuzen Company, Ltd.	20	13,105
Kyowa Exeo Corp.	19,000	204,296
Kyowa Leather Cloth Company, Ltd.	2,000	11,548
Kyudenko Corp.	15,000	122,739
Life Corp.	9,600	193,686
Lintec Corp.	12,000	167,164
Lion Corp. (a)	44,000	238,132
Macnica, Inc.	2,100	28,687
Maeda Corp.	41,000	166,479
Maeda Road Construction Company, Ltd.	21,000	210,304
Maezawa Kasei Industries Company, Ltd.	2,000	20,189
Maezawa Kyuso Industries Company, Ltd.	3,600	58,202
Makino Milling Machine Company, Ltd.	26,000	70,841
Mandom Corp.	4,400	125,492
Mars Engineering Corp.	1,600	54,049
Marubun Corp.	6,100	26,222
Marudai Food Company, Ltd.	30,000	84,744
Maruei Department Store Company, Ltd. *	7,000	15,752
Maruetsu, Inc. *	14,000	87,433
Maruha Group, Inc.	91,385	154,862
Marusan Securities Company, Ltd.	16,600	84,450
Maruwa Company, Ltd.	1,300	13,794
Maruzen Company, Ltd. *	22,000	16,053
Maruzen Showa Unyu Company, Ltd.	24,000	78,535
Maspro Denkoh Corp.	4,000	39,544
Matsuda Sangyo Company, Ltd.	2,970	29,471
Matsui Construction Company, Ltd.	8,000	30,336
Matsuya Company, Ltd.	7,900	176,795
Matsuya Foods Company, Ltd.	4,400	63,152
Max Company, Ltd.	10,000	119,692
Maxvalu Tokai Company, Ltd.	3,000	51,498
MEC Company, Ltd.	2,400	7,667
Megachips Corp.	4,000	72,420
Meidensha Corp.	42,000	134,207
Meiji Shipping Company, Ltd. *	6,300	29,827
Meitec Corp.	8,800	152,069
Meito Sangyo Company, Ltd.	4,100	81,857
Meiwa Corp. * (a)	9,000	14,145
Meiwa Estate Company, Ltd.	6,900	34,869
Mercian Corp.	18,200	36,156
Michinoku Bank, Ltd.	43,000	102,635
Mikuni Coca-Cola Bottling Company, Ltd.	10,000	96,665
Mikuni Corp.	11,000	14,369
Milbon Company, Ltd.	3,300	92,597

The accompanying notes are an integral part of the financial statements.

128

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

International Small Company Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Japan (continued)
Mimasu Semiconductor Industry Company,Ltd.	3,500	$33,374
Minato Bank, Ltd.	54,000	83,926
Ministop Company, Ltd.	4,300	89,487
Miraca Holdings, Inc.	6,800	147,322
Misawa Homes Holdings, Inc. *	10,000	28,406
Mito Securities Company, Ltd.	21,000	64,679
Mitsuba Corp., Ltd.	9,000	32,643
Mitsubishi Cable Industries, Ltd.	36,000	32,721
Mitsubishi Kakoki Kaisha, Ltd.	11,000	30,058
Mitsubishi Paper Mills, Ltd.	70,000	166,036
Mitsubishi Pencil Company, Ltd.	5,600	68,022
Mitsubishi Steel Manufacturing Company, Ltd.	34,000	89,442
Mitsuboshi Belting Company, Ltd. (a)	22,000	117,443
Mitsui High-Tec, Inc.	7,100	38,573
Mitsui Home Company, Ltd.	16,000	79,995
Mitsui Knowledge Industry Company, Ltd.	263	46,766
Mitsui Matsushima Company, Ltd. *	16,000	22,915
Mitsui Mining Company, Ltd. (a)	33,000	49,508
Mitsui Sugar Company, Ltd.	27,000	103,373
Mitsui-Soko Company, Ltd. (a)	30,000	168,030
Mitsumura Printing Company, Ltd.	9,000	33,475
Mitsuuroko Company, Ltd.	14,000	95,035
Miura Company, Ltd.	6,600	163,830
Miyazaki Bank, Ltd.	35,000	133,093
Miyoshi Oil & Fat Company, Ltd.	14,000	20,510
Miyuki Holdings Company, Ltd.	4,000	8,885
Mizuno Corp. (a)	28,000	134,664
Mochida Pharmaceutical Company, Ltd.	16,000	193,339
Modec, Inc.	5,300	103,806
Monex Group, Inc.	295	95,937
Mori Seiki Company, Ltd. (a)	8,600	66,832
Morinaga & Company, Ltd.	49,000	108,238
Morinaga Milk Industry Company, Ltd.	58,000	225,646
Morita Corp.	6,000	30,870
Mory Industries, Inc.	13,000	31,185
MOS Food Services, Inc.	7,200	106,427
Moshi Moshi Hotline, Inc.	6,050	162,883
Mr. Max Corp.	7,300	41,175
Musashino Bank, Ltd.	8,400	328,367
Mutoh Holdings Company, Ltd. *	17,000	40,292
Mutow Company, Ltd.	7,800	47,575
Nachi-Fujikoshi Corp.	47,000	88,678
Nagano Bank, Ltd.	21,000	56,445
Nagase & Company, Ltd.	20,000	194,286
Nagatanien Company, Ltd.	5,000	46,618
Nakabayashi Company, Ltd.	20,000	42,235
Nakamuraya Company, Ltd.	12,000	67,910
Nakayama Steel Works, Ltd.	24,000	59,394
NEC Fielding, Ltd.	8,900	120,367
NEC Leasing, Ltd.	5,700	50,500
NEC Mobiling, Ltd.	2,100	33,357
NEC Networks & System Integration Corp.	7,200	87,931
NEC Tokin Corp. *	11,000	44,017
Net One Systems Company, Ltd.	147	295,550
Netmarks, Inc. *	28	5,125
Neturen Company, Ltd.	8,000	55,916
New Tachikawa Aircraft Company, Ltd. *	900	39,901
Nice Corp.	24,000	41,625
Nichia Steel Works, Ltd.	8,000	19,858
Nichias Corp.	35,000	87,985
Nichiban Company, Ltd.	10,000	35,622
Nichicon Corp.	18,300	117,567
Nichiha Corp.	6,400	37,660
Nichii Gakkan Company, Ltd.	5,300	77,124
Nichimo Corp.	28,000	1,911
NICHIREI Corp.	47,000	225,347
Nichireki Company, Ltd.	6,000	20,504
Nidec Copal Corp.	5,700	39,773
Nidec Sankyo Corp.	21,000	78,738
Nidec Tosok Corp.	2,800	19,646
Nifco, Inc.	10,700	108,509
Nihon Chouzai Company, Ltd.	1,080	15,177
Nihon Dempa Kogyo Company, Ltd.	4,300	50,810
Nihon Eslead Corp.	5,200	28,611
Nihon Inter Electronics Corp.	5,000	10,050
Nihon Kagaku Sangyo Company, Ltd.	1,000	5,471
Nihon Kohden Corp.	9,600	227,650
Nihon Nohyaku Company, Ltd.	9,000	60,762
Nihon Parkerizing Company, Ltd.	13,000	112,656
Nihon Spindle Manufacturing Company, Ltd. *	14,000	25,491
Nihon Yamamura Glass Company, Ltd.	16,000	35,149
Nikkiso Company, Ltd.	14,000	79,887
Nikko Company, Ltd.	5,000	15,498
Nippo Corp.	20,000	169,710
Nippon Avionics Company, Ltd.	7,000	11,866
Nippon Beet Sugar Manufacturing Company, Ltd.	36,000	97,134
Nippon Carbide Industries Company, Inc. *	23,000	23,073
Nippon Carbon Company, Ltd. (a)	23,000	69,494
Nippon Ceramic Company, Ltd.	7,400	72,768
Nippon Chemical Industrial Company, Ltd.	19,000	48,756
Nippon Chemi-Con Corp.	38,000	81,321
Nippon Chemiphar Company, Ltd. (a)	10,000	31,360
Nippon Concrete Industries Company, Ltd.	16,000	20,608
Nippon Denko Company, Ltd.	17,000	88,083
Nippon Densetsu Kogyo Company, Ltd.	16,000	188,430
Nippon Denwa Shisetsu Company, Ltd.	10,000	29,649
Nippon Filcon Company, Ltd.	5,000	27,052
Nippon Fine Chemical Company, Ltd.	6,000	43,746
Nippon Flour Mills Company, Ltd.	38,000	209,097
Nippon Formula Feed Manufacturing Company, Ltd. *	22,000	30,523
Nippon Gas Company, Ltd.	7,200	111,036
Nippon Hume Corp. *	8,000	26,292
Nippon Kanzai Company, Ltd.	3,500	70,193
Nippon Kasei Chemical Company, Ltd.	16,000	29,339
Nippon Kayaku Company, Ltd.	42,000	220,490
Nippon Kinzoku Company, Ltd. (a)	16,000	23,023
Nippon Koei Company, Ltd.	27,000	64,214
Nippon Konpo Unyu Soko Company, Ltd.	18,000	198,642
Nippon Koshuha Steel Company, Ltd. (a)	16,000	15,395
Nippon Light Metal Company, Ltd.	135,000	137,108

The accompanying notes are an integral part of the financial statements.

129

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

International Small Company Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Japan (continued)
Nippon Metal Industry Company, Ltd. (a)	30,000	$41,940
Nippon Paint Company, Ltd.	56,000	225,111
Nippon Parking Development Company, Ltd.	1,315	52,463
Nippon Pillar Packing Company, Ltd.	8,000	28,257
Nippon Piston Ring Company, Ltd.	13,000	12,987
Nippon Road Company, Ltd.	15,000	27,576
Nippon Seiki Company, Ltd.	10,000	59,074
Nippon Seisen Company, Ltd.	10,000	26,510
Nippon Shinyaku Company, Ltd.	13,000	155,202
Nippon Shokubai Company, Ltd.	40,000	308,240
Nippon Signal Company, Ltd.	12,700	86,006
Nippon Soda Company, Ltd.	36,000	144,948
Nippon Steel Trading Company, Ltd.	20,000	32,089
Nippon Suisan Kaisha, Ltd.	65,500	169,611
Nippon Synthetic Chemical Industry Company, Ltd.	19,000	53,450
Nippon System Development Company, Ltd.	9,600	75,584
Nippon Thompson Company, Ltd.	18,000	75,515
Nippon Valqua Industries, Ltd.	23,000	60,494
Nippon Yakin Kogyo Company, Ltd.	27,500	78,537
Nippon Yusoki Company, Ltd.	5,000	12,819
Nippon Zeon Company, Ltd.	50,000	171,165
Nipro Corp.	13,000	228,723
NIS Group Company, Ltd. *	24,058	11,454
Nishimatsu Construction Company, Ltd.	77,000	115,364
Nishimatsuya Chain Company, Ltd. (a)	12,300	112,501
Nishi-Nippon Railroad Company, Ltd.	86,000	368,859
Nissan Shatai Company, Ltd.	23,000	140,027
Nissei Corp.	2,900	21,322
Nissei Plastic Industrial Company, Ltd.	4,000	11,447
Nissen Company, Ltd.	12,800	69,566
Nisshin Fudosan Company, Ltd.	2,900	6,513
Nisshin Oillio Group, Ltd.	35,000	203,781
Nissin Corp.	18,000	49,928
Nissin Electric Company, Ltd.	14,000	62,616
Nissin Kogyo Company, Ltd.	7,700	57,261
Nissin Sugar Manufacturing Company, Ltd.	10,000	23,778
Nissui Pharmaceutical Company, Ltd.	3,000	24,720
Nitta Corp.	6,200	82,291
Nittan Valve Company, Ltd.	4,000	10,144
Nittetsu Mining Company, Ltd.	20,000	61,702
Nitto Boseki Company, Ltd.	75,000	149,911
Nitto FC Company, Ltd.	2,000	10,717
Nitto Kogyo Corp.	7,800	71,028
Nitto Kohki Company, Ltd.	3,500	62,134
Nitto Seiko Company, Ltd.	10,000	34,385
NIWS Company HQ, Ltd. * (i)	122	0
NOF Corp.	40,000	159,097
Nohmi Bosai, Ltd.	10,000	131,623
Nomura Company, Ltd.	7,000	19,815
Noritake Company, Ltd.	27,000	98,286
Noritsu Koki Company, Ltd.	5,500	39,992
Noritz Corp.	7,200	95,606
Nosan Corp.	17,000	38,077
NS Solutions Corp.	4,600	60,519
Oenon Holdings, Inc.	9,000	29,618
Oiles Corp.	9,300	133,765
Oita Bank, Ltd.	35,000	238,236
Okabe Company, Ltd.	13,400	61,433
Okamoto Industries, Inc.	23,000	91,613
Okamoto Machine Tool Works, Ltd.	7,000	7,407
Okamura Corp.	19,000	106,823
Okano Valve Manufacturing Company	6,000	31,756
Okasan Holdings, Inc.	46,000	202,091
Oki Electric Industry Company, Ltd. *	145,000	92,947
Okinawa Electric Power Company, Inc.	3,600	267,370
OKK Corp.	10,000	11,677
Okuma Holdings, Inc.	14,000	52,831
Okumura Corp. (a)	44,000	222,617
Okura Industrial Company, Ltd.	8,000	18,716
Okuwa Company, Ltd.	5,000	75,852
Olympic Corp.	4,600	34,359
O-M, Ltd.	5,000	18,042
OMC Card, Inc. *	35,300	69,084
ONO Sokki Company, Ltd.	5,000	21,988
Onoken Company, Ltd.	4,300	41,739
Organo Corp. (a)	9,000	58,607
Oriental Yeast Company, Ltd.	6,000	31,800
Origin Electric Company, Ltd.	6,000	16,412
Osaka Steel Company, Ltd.	5,200	67,547
Osaki Electric Company, Ltd.	10,000	64,363
OSG Corp. (a)	19,200	163,834
Oyo Corp.	7,000	91,889
Pacific Industrial Company, Ltd.	19,000	52,937
Pacific Metals Company, Ltd. (a)	19,000	95,696
PanaHome Corp.	25,000	147,770
Paramount Bed Company, Ltd.	6,400	87,051
Parco Company, Ltd.	13,200	120,943
Paris Miki, Inc.	6,700	62,015
Park24 Company, Ltd. (a)	30,300	228,124
Pasco Corp. *	19,000	30,182
Pasona Group, Inc.	36	19,140
PCA Corp.	1,500	15,299
Penta-Ocean Construction Company, Ltd. *	70,500	101,991
PIA Corp. *	1,200	12,561
Pigeon Corp. (a)	3,800	113,581
Pilot Corp.	43	69,087
Piolax, Inc.	3,700	50,024
Press Kogyo Company, Ltd.	22,000	30,195
Prima Meat Packers, Ltd. *	59,000	116,685
Q.P. Corp.	25,000	342,097
Raito Kogyo Company, Ltd.	9,900	17,981
Rasa Industries, Ltd. (a)	10,000	15,500
Renown, Inc. *	7,000	9,377
Resort Solution Company, Ltd.	8,000	19,198
Resorttrust, Inc. (a)	12,200	136,787
Rhythm Watch Company, Ltd.	20,000	18,615
Ricoh Leasing Company, Ltd.	5,300	96,265
Right On Company, Ltd.	2,900	47,169
Riken Corp.	25,000	59,727
Riken Keiki Company, Ltd.	4,000	26,861
Riken Technos Corp.	9,000	19,585

The accompanying notes are an integral part of the financial statements.

130

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

International Small Company Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Japan (continued)
Riken Vitamin Company, Ltd.	2,000	$57,874
Ringer Hut Company, Ltd.	4,700	61,917
Risa Partners, Inc.	48	23,055
Rock Field Company, Ltd.	1,800	23,709
Rohto Pharmaceutical Company, Ltd.	22,000	304,647
Roland Corp.	5,800	77,913
Round One Corp.	102	75,614
Royal Holdings Company, Ltd. (a)	7,700	80,367
Ryobi, Ltd.	34,000	69,370
Ryoden Trading Company, Ltd.	12,000	69,059
Ryosan Company, Ltd.	10,500	251,597
Ryoshoku, Ltd.	4,100	102,976
Ryoyo Electro Corp.	7,100	62,723
S Foods, Inc.	4,000	35,626
S Science Company, Ltd.	102,000	3,458
Sagami Chain Company, Ltd.	4,000	42,117
Sagami Railway Company, Ltd.	22,000	98,064
Saibu Gas Company, Ltd.	84,000	235,119
Saizeriya Company, Ltd.	8,500	119,272
Sakai Chemical Industry Company, Ltd.	32,000	87,050
Sakai Heavy Industries, Ltd.	17,000	31,851
Sakai Ovex Company, Ltd. *	16,000	15,624
Sakata INX Corp.	11,000	38,929
Sakata Seed Corp. (a)	9,000	132,798
Sala Corp.	8,000	49,182
San-Ai Oil Company, Ltd.	19,000	84,511
Sanden Corp.	42,000	95,252
Sanei-International Company, Ltd.	2,700	26,649
Sanix, Inc. *	12,200	8,170
Sankei Building Company, Ltd.	8,000	44,184
Sanken Electric Company, Ltd.	27,000	106,424
Sanki Engineering Company, Ltd.	17,000	119,527
Sankyo Seiko Company, Ltd.	7,000	12,830
Sankyo-Tateyama Holdings, Inc.	70,000	65,824
Sanoh Industrial Company, Ltd.	8,100	32,407
Sanrio Company, Ltd. (a)	12,100	115,710
Sanshin Electronics Company, Ltd.	8,900	79,747
Sanwa Shutter Corp.	59,000	226,928
Sanyo Chemical Industries, Ltd.	19,000	112,047
Sanyo Denki Company, Ltd.	16,000	39,025
Sanyo Shokai, Ltd. (a)	31,000	122,753
Sanyo Special Steel Company, Ltd.	29,000	86,049
Sasebo Heavy Industries Company, Ltd. (a)	31,000	61,928
Sato Corp.	9,100	102,982
Sato Shoji Corp.	4,000	26,104
Satori Electric Company, Ltd.	2,000	8,646
Secom Joshinetsu Company, Ltd.	900	15,983
Secom Techno Service Company, Ltd.	2,500	65,829
Seibu Electric Industry Company, Ltd.	8,000	37,486
Seika Corp.	16,000	38,511
Seikagaku Corp.	8,300	90,363
Seiko Corp.	19,000	42,892
Seino Transportation Company, Ltd.	42,000	234,420
Seiren Company, Ltd.	12,800	58,497
Sekisui Jushi Corp.	10,000	86,098
Sekisui Plastics Company, Ltd.	26,000	88,436
Senko Company, Ltd.	25,000	110,467
Senshu Electric Company, Ltd.	1,500	18,276
Senshukai Company, Ltd.	10,100	78,772
Shibaura Mechatronics Corp. (a)	11,000	43,624
Shibusawa Warehouse Company, Ltd.	14,000	80,533
Shibuya Kogyo Company, Ltd.	3,400	30,520
Shikibo, Ltd.	20,000	28,834
Shikoku Bank, Ltd.	51,000	276,120
Shikoku Chemicals Corp.	15,000	63,285
Shikoku Coca-Cola Bottling Company, Ltd.	4,700	44,887
Shima Seiki Manufacturing, Ltd.	6,000	118,796
Shimachu Company, Ltd.	12,200	274,441
Shimizu Bank, Ltd.	2,900	136,211
Shin Nippon Air Technologies Company, Ltd.	4,700	41,585
Shinagawa Refractories Company, Ltd.	8,000	15,677
Shindengen Electric Manufacturing Company, Ltd.	21,000	38,239
Shin-Etsu Polymer Company, Ltd.	16,200	78,204
Shinkawa, Ltd.	3,900	46,086
Shin-Keisei Electric Railway Company, Ltd.	10,000	40,795
Shinki Company, Ltd. *	30,600	23,501
Shinko Electric Company, Ltd.	25,000	85,522
Shinko Plantech Company, Ltd.	9,300	79,142
Shinko Shoji Company, Ltd.	6,500	62,240
Shinko Wire Company, Ltd.	11,000	19,874
Shin-Kobe Electric Machinery Company, Ltd.	10,000	91,169
Shinmaywa Industries, Ltd.	31,000	82,795
Shinnihon Corp.	11,000	11,778
Shinsho Corp.	13,000	25,559
Shinwa Kaiun Kaisha, Ltd.	16,000	43,936
Shiroki Corp.	27,000	60,329
Shizuki Electric Company, Inc.	9,000	20,162
Shizuoka Gas Company, Ltd.	15,000	96,228
SHO-BOND Holdings Company, Ltd.	4,200	85,802
Shobunsha Publications, Inc.	2,400	11,927
Shochiku Company, Ltd.	21,000	147,176
Shoko Company, Ltd.	19,000	22,793
Showa Aircraft Industry Company, Ltd.	3,000	13,614
Showa Corp.	13,800	48,785
Showa Sangyo Company, Ltd.	20,000	67,545
Siix Corp.	4,000	12,765
Silver Seiko, Ltd. * (a)	100,000	6,619
Sinanen Company, Ltd.	20,000	92,309
Sintokogio, Ltd.	12,200	83,472
SKY Perfect JSAT Corp.	412	201,365
SMK Corp.	21,000	62,368
Snow Brand Milk Products Company, Ltd. (a)	48,000	182,731
SNT Corp.	7,000	28,311
Sodick Company, Ltd.	18,000	28,621
Soft99 Corp.	4,800	26,289
Sogo Medical Company, Ltd.	1,400	48,646
Sohgo Security Services Company, Ltd.	16,200	168,762
Sorun Corp.	4,600	26,756
Space Company, Ltd.	4,700	30,403
SRA Holdings, Inc.	2,700	20,517
SSP Company, Ltd. (a)	29,000	192,833

The accompanying notes are an integral part of the financial statements.

131

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

International Small Company Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Japan (continued)
ST Chemical Company, Ltd.	4,900	$67,029
St. Marc Holdings Company, Ltd.	2,100	63,242
Star Micronics Company, Ltd.	9,700	102,661
Starzen Company, Ltd.	14,000	36,595
Stella Chemifa Corp. (a)	2,800	43,808
Sugimoto & Company, Ltd.	2,500	25,975
Sumida Corp.	5,100	28,349
Suminoe Textile Company, Ltd.	10,000	14,466
Sumiseki Holdings, Inc. *	14,300	13,409
Sumisho Computer Systems Corp.	6,400	105,996
Sumitomo Bakelite Company, Ltd.	41,000	165,496
Sumitomo Densetsu Company, Ltd.	12,700	76,929
Sumitomo Forestry Company, Ltd.	42,700	345,958
Sumitomo Light Metal Industries, Ltd.	99,000	91,153
Sumitomo Mitsui Company, Ltd. *	102,100	74,100
Sumitomo Osaka Cement Company, Ltd.	102,000	262,207
Sumitomo Pipe & Tube Company, Ltd.	6,000	41,759
Sumitomo Precision Products Company, Ltd.	7,000	29,398
Sumitomo Real Estate Sales Company, Ltd.	2,270	69,194
Sumitomo Seika Chemicals Company, Ltd.	13,000	39,528
Sumitomo Warehouse Company, Ltd.	53,048	273,004
Sun Wave Corp.	10,000	16,707
Sunx, Ltd.	5,300	17,134
SWCC Showa Holdings Company, Ltd.	70,000	45,678
SxL Corp. *	26,000	11,415
SystemPro Company, Ltd.	65	35,155
T. Hasegawa Company, Ltd.	6,100	81,611
T. Rad Company, Ltd.	17,000	29,076
Tachibana Eletech Company, Ltd.	4,000	38,989
Tachi-S Company, Ltd.	5,300	28,626
Tadano, Ltd.	20,000	106,503
Taihei Dengyo Kaisha, Ltd.	11,000	124,109
Taihei Kogyo Company, Ltd.	12,000	37,231
Taiheiyo Kaiun Company, Ltd. *	18,000	24,645
Taiho Kogyo Company, Ltd.	6,500	30,810
Taikisha, Ltd.	8,400	120,255
Taisei Lamick Company, Ltd.	700	15,954
Taisei Rotec Corp.	18,000	25,059
Taiyo Yuden Company, Ltd.	31,000	176,317
Takagi Securities Company, Ltd.	10,000	9,581
Takamatsu Corp.	4,800	78,868
Takano Company, Ltd.	1,800	9,057
Takaoka Electric Manufacturing Company, Ltd.	17,000	33,199
Takara Holdings, Inc.	35,000	208,520
Takara Printing Company, Ltd.	5,000	44,354
Takara Standard Company, Ltd.	34,000	218,926
Takasago International Corp.	20,000	140,032
Takasago Thermal Engineering Company, Ltd.	19,000	159,215
Takiron Company, Ltd.	10,000	33,836
Takisawa Machine Tool Company, Ltd.	24,000	19,752
Takuma Company, Ltd.	15,000	26,095
Tamura Corp.	20,000	33,998
Tamura Taiko Holdings, Inc.	8,000	10,295
Tasaki Shinju Company, Ltd.	7,000	6,161
Tatsuta Electric Wire & Cable Company, Ltd.	14,000	30,963
Tayca Corp.	10,000	23,954
TBK Company, Ltd.	9,000	14,842
TCM Corp.	19,000	28,516
Teac Corp. *	67,000	26,510
Techno Ryowa, Ltd.	3,100	18,444
Tecmo, Ltd.	4,900	44,550
Teikoku Electric Manufacturing Company, Ltd.	2,300	30,036
Teikoku Piston Ring Company, Ltd.	5,200	21,516
Teikoku Tsushin Kogyo Company, Ltd.	7,000	14,961
Tekken Corp. *	20,000	22,112
Telepark Corp.	44	60,351
Tenma Corp.	6,700	101,781
The Fuji Fire and Marine Insurance Company, Ltd.	41,000	61,556
The Hokkoku Bank, Ltd.	92,000	322,467
The Hyakugo Bank, Ltd.	18,718	113,281
The Nanto Bank, Ltd.	30,000	174,116
The Pack Corp.	4,300	67,442
The San-in Godo Bank, Ltd.	26,000	210,836
Tigers Polymer Corp.	1,000	3,834
TKC Corp.	3,700	76,950
TOA Corp. *	49,000	70,842
TOA Oil Company, Ltd.	23,000	24,033
TOA Road Corp.	8,000	12,296
Toagosei Company, Ltd.	57,000	172,393
Tobishima Corp. *	38,500	6,894
Tobu Store Company, Ltd.	14,000	53,277
TOC Company, Ltd.	27,000	139,211
Tocalo Company, Ltd.	4,300	38,184
Tochigi Bank, Ltd.	29,000	177,305
Toda Corp.	65,000	237,606
Toda Kogyo Corp.	10,000	24,511
Todentsu Corp.	13,000	24,510
Toei Company, Ltd.	11,000	50,117
Toenec Corp.	11,000	64,896
Tohcello Company, Ltd.	12,500	56,758
Toho Bank, Ltd.	50,000	220,357
Toho Company, Ltd.	10,000	36,429
Toho Real Estate Company, Ltd.	12,400	86,441
Toho Titanium Company, Ltd. (a)	9,300	102,002
Toho Zinc Company, Ltd.	28,000	68,521
Tohoku Bank, Ltd.	15,000	27,299
Tokai Corp.	12,000	63,097
Tokai Kanko Company, Ltd.	70,000	18,656
Tokai Rubber Industries, Ltd.	9,400	77,525
Tokai Tokyo Securities Company, Ltd.	67,000	185,354
Tokimec, Inc.	14,000	16,508
Toko Electric Corp.	10,000	26,561
Toko, Inc. *	15,000	17,393
Tokushima Bank, Ltd.	22,000	115,618
Tokushu Tokai Holdings Company, Ltd.	39,000	115,325
Tokyo Dome Corp. *	46,000	173,008
Tokyo Electron Device, Ltd.	17	22,302
Tokyo Energy & Systems, Inc.	5,000	37,773
Tokyo Kikai Seisakusho, Ltd.	10,000	19,376
Tokyo Leasing Company, Ltd.	8,500	70,786
Tokyo Ohka Kogyo Company, Ltd.	14,400	202,968

The accompanying notes are an integral part of the financial statements.

132

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

International Small Company Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Japan (continued)
Tokyo Rakutenchi Company, Ltd.	8,000	$34,848
Tokyo Rope Manufacturing Company, Ltd.	41,000	118,623
Tokyo Sangyo Company, Ltd.	7,000	18,816
Tokyo Seimitsu Company, Ltd. (a)	11,600	97,441
Tokyo Style Company, Ltd.	19,000	137,873
Tokyo Tekko Company, Ltd.	15,000	35,821
Tokyo Theatres Company, Inc.	11,000	24,418
Tokyo Tomin Bank (The), Ltd.	11,200	181,256
Tokyotokeiba Company, Ltd.	33,000	49,459
Tokyu Community Corp.	3,100	64,468
Tokyu Construction Company, Ltd.	22,560	63,482
Tokyu Livable, Inc.	4,400	21,385
Tokyu Recreation Company, Ltd.	6,000	33,368
Toli Corp.	10,000	19,933
Tomato Bank, Ltd.	27,000	70,253
Tomen Electronics Corp.	3,600	43,565
Tomoe Corp.	8,000	15,269
Tomoku Company, Ltd.	16,000	32,655
Tomy Company, Ltd. (a)	15,000	98,303
Tonami Transportation Company, Ltd.	14,000	36,293
Topcon Corp. (a)	16,000	69,829
Toppan Forms Company, Ltd.	11,400	146,700
Topre Corp.	10,400	76,666
Topy Industries, Ltd.	48,000	85,945
Tori Holdings Company, Ltd. *	82,000	4,563
Torigoe Company, Ltd.	5,000	42,541
Torii Pharmaceutical Company, Ltd.	3,400	53,825
Torishima Pump Manufacturing Company, Ltd.	5,000	52,598
Toshiba Machine Company, Ltd.	33,000	97,861
Toshiba Plant Systems & Services Corp. (a)	10,000	102,436
Tosho Printing Company, Ltd.	9,000	22,251
Totetsu Kogyo Company, Ltd.	7,000	46,786
Tottori Bank, Ltd.	19,000	62,237
Touei Housing Corp.	5,000	10,464
Towa Bank, Ltd. *	65,000	51,197
Towa Corp.	4,900	9,213
Towa Pharmaceutical Company, Ltd.	2,900	128,787
Towa Real Estate Development Company, Ltd.	33,500	22,391
Toyo Construction Company, Ltd. *	30,000	14,307
Toyo Corp.	10,300	138,118
Toyo Electric Manufacturing Company, Ltd.	6,000	17,182
Toyo Engineering Corp.	31,000	96,732
Toyo Ink Manufacturing Company, Ltd.	53,000	150,921
Toyo Kanetsu KK	34,000	67,680
Toyo Kohan Company, Ltd.	12,000	51,018
Toyo Machinery & Metal Company, Ltd.	4,000	6,765
Toyo Securities Company, Ltd.	21,000	42,047
Toyo Sugar Refining Company, Ltd. *	27,000	30,605
Toyo Tire & Rubber Company, Ltd.	35,000	63,956
Toyo Wharf & Warehouse Company, Ltd.	16,000	25,045
Toyobo Company, Ltd.	173,936	264,865
Trans Cosmos, Inc.	10,300	73,889
Trusco Nakayama Corp.	5,400	69,664
Tsubakimoto Chain Company, Ltd.	33,000	102,729
Tsubakimoto Kogyo Company, Ltd.	11,000	26,039
Tsudakoma Corp.	18,000	18,823
Tsugami Corp.	19,000	32,399
Tsukishima Kikai Company, Ltd.	10,000	68,008
Tsurumi Manufacturing Company, Ltd.	4,000	30,191
Tsutsumi Jewelry Company, Ltd.	3,700	78,595
TTK Company, Ltd.	7,000	32,415
TYK Corp.	16,000	38,857
Ube Material Industries, Ltd.	12,000	25,030
Uchida Yoko Company, Ltd.	17,000	60,225
Unicharm Petcare Corp.	4,000	148,769
Uniden Corp.	19,000	29,889
Unimat Life Corp.	5,000	44,396
Union Tool Company, Ltd. (a)	3,900	88,404
Unitika, Ltd.	112,000	83,263
U-Shin, Ltd.	9,300	29,412
Utoc Corp. *	7,300	25,532
Valor Company, Ltd.	9,700	107,186
Venture Link Company, Ltd. *	12,400	2,651
Vital-Net, Inc.	9,900	78,279
Wakachiku Construction Company, Ltd. *	17,000	6,875
Warabeya Nichiyo Company, Ltd.	2,500	45,377
Watabe Wedding Corp.	2,000	31,040
Watami Company, Ltd.	5,900	152,210
Weathernews, Inc.	3,200	52,048
Wood One Company, Ltd.	13,000	46,998
Xebio Company, Ltd.	6,200	120,918
Yahagi Construction Company, Ltd.	8,000	46,500
Yaizu Suisankagaku Industry Company, Ltd.	2,700	31,345
Yamabiko Corp. *	1,230	12,008
Yamagata Bank, Ltd.	40,000	273,225
Yamaichi Electronics Company, Ltd.	3,900	9,429
Yamanashi Chuo Bank, Ltd.	41,314	243,278
Yamatane Corp.	23,000	27,428
Yamazen Corp.	11,500	43,846
Yaoko Company, Ltd.	3,200	109,136
Yasuda Warehouse Company, Ltd.	4,000	41,660
Yellow Hat, Ltd.	3,600	12,791
Yodogawa Steel Works, Ltd.	39,000	162,741
Yokogawa Bridge Corp.	9,000	80,730
Yokohama Reito Company, Ltd.	11,000	76,585
Yokowo Company, Ltd.	4,600	22,793
Yomeishu Seizo Company, Ltd.	6,000	56,652
Yomiuri Land Company, Ltd.	17,000	52,461
Yondenko Corp.	7,000	41,124
Yonekyu Corp.	3,500	41,042
Yorozu Corp.	5,800	47,580
Yoshimoto Kogyo Company, Ltd.	8,000	106,620
Yoshinoya D&C Company, Ltd. (a)	114	136,257
Yuasa Funashoku Company, Ltd.	10,000	19,328
Yuasa Trading Company, Ltd.	51,000	48,268
Yuken Kogyo Company, Ltd.	13,000	25,955
Yuki Gosei Kogyo Comapny, Ltd. *	11,000	58,804
Yukiguni Maitake Company, Ltd.	7,100	26,969
Yuraku Real Estate Company, Ltd.	16,000	20,680
Yurtec Corp.	15,000	92,240
Yushin Precision Equipment Company, Ltd.	2,000	18,257
Yushiro Chemical Industry Company, Ltd.	3,800	50,517

The accompanying notes are an integral part of the financial statements.

133

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

International Small Company Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Japan (continued)
Zenrin Company, Ltd.	4,600	$56,275
Zensho Company, Ltd. (a)	21,600	127,147
Zeria Pharmaceutical Company, Ltd.	10,000	114,540
Zuken, Inc.	4,400	29,144

		76,905,856
Netherlands - 2.17%
Aalberts Industries NV	38,420	272,903
Accell Group NV	1,921	48,314
Amsterdam Commodities NV	5,256	25,793
Arcadis NV (a)	16,026	211,593
ASM International NV * (a)	14,586	126,404
BE Semiconductor Industries NV *	16,883	39,048
Beter Bed Holding NV	4,552	54,298
Brunel International NV	3,955	47,305
Crown Van Gelder NV	1,455	11,874
Crucell NV, ADR *	1,431	21,680
Crucell NV *	17,532	267,534
Draka Holding NV	4,174	38,413
Eriks Group NV	3,829	139,839
Exact Holdings NV	2,788	51,244
Fornix Biosciences NV	819	8,006
Fugro NV	3,417	98,215
Gamma Holding NV	589	5,246
Grontmij NV	3,679	90,241
Heijmans NV	5,390	25,752
ICT Automatisering NV	1,785	11,746
Imtech NV	32,481	548,123
InnoConcepts NV	5,095	23,630
KAS Bank NV	3,004	42,115
Kendrion NV	2,503	25,215
Koninklijke BAM Groep NV	48,540	437,751
Koninklijke Boskalis Westinster NV	11,850	276,465
Koninklijke Ten Cate NV	7,704	173,281
Koninklijke Vopak NV	2,086	79,053
Laurus NV *	17,705	67,625
Macintosh Retail Group NV	2,604	23,765
Nederlandsche Apparatenfabriek NEDAP NV	494	12,263
Nutreco Holding NV	10,534	346,147
Oce NV	22,909	101,202
OPG Groep NV	8,372	108,702
Ordina NV	9,915	39,745
Pharming Group NV *	17,228	15,519
Qurius NV *	39,153	13,261
Samas NV *	10,388	8,120
SBM Offshore NV	20,817	273,490
Sligro Food Group NV	4,903	102,266
Smit Internationale NV	3,390	167,066
Telegraaf Media Groep NV	12,285	213,987
TKH Group NV	6,216	69,962
Unit 4 Agresso NV	5,283	58,570
USG People NV	18,550	240,032
Van der Moolen Holding NV *	12,066	36,587
Wavin NV	16,215	53,094

		5,152,484
New Zealand - 0.55%
Air New Zealand, Ltd.	69,444	39,019
Fisher & Paykel Appliances Holdings, Ltd.	77,714	61,479
Fisher & Paykel Healthcare Corp.	137,365	253,135
Freightways, Ltd.	33,365	62,498
Infratil, Ltd.	110,827	105,797
Mainfreight, Ltd.	23,528	66,462
New Zealand Oil & Gas, Ltd.	70,072	52,309
New Zealand Refining Company, Ltd.	12,307	42,179
Nuplex Industries, Ltd.	24,498	43,049
PGG Wrightson, Ltd.	49,959	37,728
Port of Tauranga, Ltd.	20,278	77,369
Pumpkin Patch, Ltd.	20,900	11,635
Ryman Healthcare, Ltd.	83,695	67,808
Sky City Entertainment Group, Ltd.	145,551	266,290
Steel & Tube Holdings, Ltd.	7,409	13,867
Tourism Holdings, Ltd.	27,130	10,627
Tower, Ltd.	15,151	13,682
Vector, Ltd.	75,691	89,019

		1,313,952
Norway - 0.98%
Acta Holding ASA	22,700	8,320
Aktiv Kapital ASA	5,200	27,689
Austevoll Seafood ASA	24,375	39,021
Blom ASA *	5,400	11,046
Bonheur ASA	3,500	73,888
BW GAS, Ltd. *	12,800	19,538
BW Offshore, Ltd. *	42,000	26,399
Camillo Eitzen & Company ASA	6,300	12,004
Cermaq ASA	15,600	60,014
Copeinca ASA *	15,800	19,225
CorrOcean ASA *	42,000	21,178
Det Norske Oljeselskapb ASA *	230,128	152,067
DOF ASA	10,335	51,121
DOF Subsea ASA *	17,000	82,547
EDB Business Partner ASA	9,800	19,368
Eitzen Chemical ASA *	23,000	28,466
Ekornes ASA	9,400	91,061
Electromagnetic GeoServices ASA *	4,600	2,361
Eltek ASA *	12,500	2,569
Ementor ASA *	20,357	49,369
Farstad Shipping ASA	2,375	23,230
Ganger Rolf ASA	5,200	105,596
Kongsberg Automotive ASA *	15,400	5,894
Kverneland Gruppen ASA *	15,000	13,288
Nordic Semiconductor ASA *	7,500	19,410
Norse Energy Corp. ASA *	74,000	38,950
Norske Skogindustrier ASA *	47,500	94,101
Norwegian Air Shuttle ASA *	3,567	19,428
Odfjell ASA	7,410	46,497
ODIM ASA *	6,800	28,895
Petrolia Drilling ASA *	161,000	12,827
PhotoCure ASA *	800	2,544
ProSafe ASA *	53,100	202,976
Q-Free ASA *	22,000	26,168
Scana Industrier ASA	27,500	32,974
Schibsted ASA	16,250	195,716

The accompanying notes are an integral part of the financial statements.

134

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

International Small Company Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Norway (continued)
Sevan Marine ASA *	47,250	$52,111
Solstad Offshore ASA	4,600	39,025
Songa Offshore ASA *	19,600	38,446
Sparebanken Midt-Norge ASA	17,354	76,293
TGS Nopec Geophysical Company ASA *	28,580	145,161
Tomra Systems ASA	41,712	142,867
TTS Marine ASA	5,700	13,736
Veidekke ASA	27,000	88,249
Wilhelm Wilhelmsen ASA	5,100	70,383

		2,332,016
Portugal - 0.51%
Altri SGPS SA (a)	15,809	46,385
Banco BPI SA	67,533	165,060
Finibanco Holding SGPS SA	6,105	19,943
Impresa, SGPS SA *	11,168	13,096
Investimentos Participacoes e Gestao SA *	27,991	13,277
Mota Engil, SGPS SA	28,436	93,507
Novabase SGPS SA *	4,292	27,423
Pararede SGPS SA *	19,019	17,029
Portucel - Empresa Produtora de Pasta e
Papel SA	80,847	174,626
PT Multimedia.com, SGPS, SA (a)	52,363	271,644
SAG GEST-Solucoes Automovel Globais SGPS SA	12,410	16,431
Semapa-Sociedade de Investimento &Gestao, SGPS SA	20,788	185,798
Sonae Industria, SGPS SA	3,131	6,637
Sonae, SGPS, SA	109,613	67,119
Sonaecom, SGPS SA *	38,601	54,174
Teixeira Duarte-Engenharia & Construcoes SA	45,849	38,313

		1,210,462
Singapore - 1.07%
Allgreen Properties, Ltd.	211,000	63,632
Asia Food & Properties, Ltd. *	123,000	14,746
ASL Marine Holdings, Ltd.	46,000	14,181
Beyonics Technology, Ltd.	177,000	14,908
Bonvests Holdings, Ltd.	56,400	22,061
Bukit Sembawang Estates, Ltd.	15,000	42,145
Cerebos Pacific, Ltd.	16,000	33,914
CH Offshore, Ltd.	136,000	24,688
Chartered Semiconductor Manufacturing, Ltd. *	298,000	37,552
China Merchants Holdings Pacific, Ltd.	73,000	23,237
Chip Eng Seng Corp., Ltd.	116,000	15,466
Chuan Hup Holdings, Ltd.	182,000	23,621
Creative Technology, Ltd. *	15,500	46,619
CSE Global, Ltd.	55,000	14,356
CWT, Ltd.	39,000	8,547
Delong Holdings, Ltd.	45,500	19,251
Ezra Holdings, Ltd. *	82,000	39,112
FJ Benjamin Holdings, Ltd.	144,000	16,662
Food Empire Holdings, Ltd.	43,200	10,232
Furama, Ltd.	10,000	6,077
Goodpack, Ltd.	36,000	20,864
Guocoland, Ltd.	73,200	58,106
Hi-P International, Ltd.	126,000	26,429
Ho Bee Investment, Ltd.	81,000	21,565
Hong Fok Corp., Ltd. *	36,000	5,540
Hong Leong Asia, Ltd.	42,000	18,217
Hotel Plaza, Ltd.	31,500	24,271
Hotel Properties, Ltd.	57,500	45,071
HTL International Holdings, Ltd. *	58,000	3,645
HupSteel, Ltd.	160,000	18,048
Hwa Hong Corp., Ltd.	92,000	22,751
Hyflux, Ltd.	55,000	68,771
Innotek, Ltd.	82,000	10,529
Jaya Holdings, Ltd.	96,000	19,087
Jurong Technologies Industrial Corp., Ltd.	194,350	10,854
K1 Ventures, Ltd.	367,000	36,327
Keppel Telecommunications & Transportation Company, Ltd.	57,000	31,487
Kim Eng Holdings, Ltd.	32,749	24,847
KS Energy Services Ltd	31,000	21,466
Low Keng Huat Singapore, Ltd.	122,000	13,158
Manhattan Resources, Ltd. *	61,000	14,530
MediaRing, Ltd. *	150,000	6,273
Metro Holdings, Ltd.	74,000	18,873
MFS Technology, Ltd.	113,000	12,549
Midas Holdings, Ltd.	92,000	31,217
MobileOne, Ltd.	109,000	112,537
NatSteel, Ltd.	21,000	13,086
Orchard Parade Holdings, Ltd.	70,000	28,302
Osim International, Ltd. *	43,000	2,097
Pan-United Corp., Ltd.	61,000	16,461
Parkway Holdings, Ltd.	214,533	185,923
Petra Foods, Ltd.	46,000	12,164
Raffles Education Corp., Ltd.	265,613	105,201
Rotary Engineering, Ltd.	59,000	10,092
SBS Transit, Ltd.	16,000	18,915
SC Global Developments, Ltd.	39,000	14,745
Singapore Food Industries, Ltd.	53,000	32,814
Singapore Land, Ltd.	37,000	90,867
Singapore Post, Ltd.	336,000	185,910
Sinomem Technology, Ltd. *	81,000	7,399
Sunningdale Tech, Ltd.	144,000	5,682
Tat Hong Holdings, Ltd.	55,000	26,072
Tuan Sing Holdings, Ltd. *	87,000	5,799
United Engineers, Ltd.	32,000	26,135
United Overseas Land, Ltd.	68,000	105,836
UOB-Kay Hian Holdings, Ltd.	94,000	62,269
Venture Corp., Ltd.	59,000	180,453
WBL Corp., Ltd.	27,000	57,775
Wheelock Properties (S), Ltd.	96,000	69,736
Wing Tai Holdings, Ltd.	151,000	87,769
Yongnam Holdings, Ltd. *	250,000	16,640

		2,556,161
South Korea - 0.00%
Pantech & Curitel Communications, Inc. * (i)	882	0
Pantech Company, Ltd. * (i)	443	0

Spain - 2.44%
Abengoa SA	11,244	189,502
Adolfo Dominguez SA	1,759	16,842
Amper SA	8,329	52,995

The accompanying notes are an integral part of the financial statements.

135

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Spain (continued)
Antena 3 de Television SA	21,972	$134,142
Avanzit SA *	17,987	22,158
Azkoyen SA *	3,990	13,506
Banco Guipuzcoano SA	35,215	277,129
Banco Pastor SA	49,815	353,731
Baron de Ley SA *	1,053	52,891
Campofrio Alimentacion SA	5,787	60,790
Cementos Portland Valderrivas SA	3,498	120,942
Construcciones & Auxiliar de Ferrocarriles SA	615	218,676
Corporacion Dermoestetica SA *	6,951	34,412
Duro Felguera SA	9,544	49,887
Ebro Puleva SA	29,165	404,867
Elecnor SA *	5,328	53,133
FAES FARMA SA	45,539	194,332
General de Alquiler de Maquinaria *	6,200	48,133
Gestevision Telecinco SA	2,556	27,533
Grupo Catalana Occidente SA	18,211	373,837
Grupo Empresarial Ence SA	29,260	105,986
Iberia Lineas Aereas de Espana SA	150,024	423,129
Iberpapel Gestion SA	1,014	13,243
La Seda de Barcelona SA	148,457	71,592
Mecalux SA *	2,884	53,223
Miquel y Costas SA	2,525	40,436
Natra SA	4,032	22,941
Natraceutical SA *	35,597	25,193
NH Hoteles SA	18,929	99,402
Obrascon Huarte Lain SA	12,044	170,920
Papeles & Cartones de Europa SA *	11,213	46,890
Pescanova SA	1,382	52,381
Prim SA	3,513	30,433
Promotora de Informaciones SA	29,250	94,363
Prosegur Cia de Seguridad SA	7,796	259,467
Service Point Solutions SA *	31,198	28,284
Sociedad Nacional Inds., Aplicaciones Celulosa Espanola SA *	23,210	26,866
Sol Melia SA	19,446	117,109
SOS Cuetara SA	20,535	326,727
Tavex Algodonera SA *	6,482	4,832
Tecnicas Reunidas SA	693	18,307
Tecnocom, Telecomunicaciones & Energia SA *	9,590	47,224
Tubacex SA	35,539	118,947
Tubos Reunidos SA	43,614	129,893
Unipapel SA	2,771	35,827
Urbas Proyectos Urbanisticos SA *	10,449	1,908
Vertice Trescientos Sesenta Grados *	1,797	1,762
Vidrala SA	4,392	94,446
Viscofan SA	15,206	302,353
Vocento SA	21,094	99,597
Zeltia SA *	52,333	252,897

		5,816,016
Sweden - 1.73%
AarhusKarlshamn AB	8,475	117,163
Acando AB, Series B	9,000	12,021
Active Biotech AB *	3,791	14,987
AddTech AB, Series B	5,200	53,579
Angpanneforeningen AB, Series B	4,000	61,287
Anoto Group AB *	31,000	7,308
Axfood AB	7,900	171,114
Axis Communications AB	10,500	79,988
BE Group AB	7,400	19,147
Beijer Alma AB	4,273	30,135
Bergman & Beving AB, Series B	6,300	41,532
Bilia AB, Series A	2,500	5,229
Billerud Aktibolag AB	13,700	37,579
BioGaia AB *	5,600	24,182
Biotage AB *	26,000	17,229
Biovitrum AB *	6,544	36,595
Brostrom AB	18,200	129,637
Cardo AB	7,000	104,667
Clas Ohlson AB, Series B (a)	2,475	18,256
Cloetta AB, Class B *	2,400	7,587
Cloetta Fazer AB	2,400	65,402
Concordia Maritime AB, Series B	2,200	4,277
D. Carnegie & Company AB (i)	30,200	0
Elekta AB, Series B	23,800	239,491
Enea AB *	55,242	161,943
Eniro AB	15,700	22,078
Fagerhult AB	749	11,698
G & L Beijer AB	1,500	21,166
Gunnebo AB	8,726	17,905
Hakon Invest AB	15,164	174,316
Haldex AB	6,500	23,052
Hemtex AB	4,200	7,838
HIQ International AB	15,600	42,608
Hoganas AB, Series B	9,700	87,258
Holmen AB, Series B	17,900	447,934
Industrial & Financial Systems AB	7,500	31,756
Indutrade AB	5,380	46,355
Intrum Justitia AB	15,700	160,435
JM AB	20,738	116,773
KappAhl Holding AB	11,842	36,088
Lagercrantz AB	8,000	17,895
Lindab International AB	18,675	117,991
Medivir AB *	5,800	35,750
Mekonomen AB	2,150	19,315
Micronic Laser Systems AB *	15,000	11,391
Munters AB	14,850	74,709
NCC AB	21,060	137,485
Net Insight AB *	90,000	39,812
New Wave Group AB, Series B	4,600	3,709
Nibe Industrier AB, Series B	16,600	95,739
Nobia AB	43,200	93,972
Nolato AB, Series B	8,000	32,926
OEM International AB, Series B	12,688	56,864
ORC Software AB	2,000	18,331
PA Resources AB *	33,503	50,489
PartnerTech AB *	1,600	3,172
Peab AB, Series B	34,200	97,561
Proffice AB *	10,000	10,395
Q-Med AB	9,200	28,749
Rederi AB Transatlantic, Series B	9,600	39,571
Rezidor Hotel Group AB	24,400	59,734

The accompanying notes are an integral part of the financial statements.

136

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Sweden (continued)
RNB Retail & Brands AB	10,832	$4,141
Semcon AB *	3,600	5,537
Sensys Traffic AB *	58,000	12,193
Sintercast AB *	600	2,588
Skanditek Industriforvaltning AB	16,840	26,493
SkiStar AB, Series B	6,100	50,588
Studsvik AB	1,000	7,129
Sweco AB, Series B	9,800	44,779
Teleca AB, Series B *	6,800	2,905
TradeDoubler AB	4,425	21,477
Trelleborg AB, Series B (a)	27,400	174,105

		4,105,090
Switzerland - 5.54%
Advanced Digital Broadcast Holdings SA *	1,315	35,921
Affichage Holding AG	309	40,976
AFG Arbonia-Forster Holding AG	425	52,746
Allreal Holding AG	2,480	249,894
Aryzta AG *	15,157	487,029
Ascom Holding AG *	7,365	57,627
Bachem Holding AG	948	72,005
Bank Coop AG	2,577	181,015
Bank Sarasin & Compagnie AG, Series B	10,501	313,672
Banque Cantonale de Geneve	201	41,685
Banque Cantonale Vaudoise, Series B *	891	268,466
Banque Privee Edmond de Rothschild SA	3	75,245
Basilea Pharmaceutica AG *	1,837	260,745
Basler Kantonalbank	1,924	208,479
Belimo Holding AG	105	74,650
Bell Holding AG	33	40,676
Berner Kantonalbank *	981	207,253
Bobst Group AG	2,662	80,412
Bossard Holding AG	544	23,383
Bucher Industries AG	1,812	183,708
Burckhardt Compression Holding AG	572	81,901
Card Guard AG *	1,181	9,564
Centralschweizerische Kraftwerke AG	288	106,035
Charles Voegele Holding AG *	2,587	68,039
Ciba Holding AG *	14,178	634,070
Cicor Technologies *	258	6,179
Clariant AG *	84,649	581,777
Conzzeta Holding AG	97	141,235
Cytos Biotechnology AG *	886	21,191
Daetwyler Holding AG *	2,121	86,754
Dufry Group AG	1,841	52,017
EFG International, ADR	14,089	251,770
Eichhof Holding AG	9	2,444
Elektrizitaets-Gesellschaft Laufenburg AG	76	68,078
Emmi AG	496	46,517
EMS-Chemie Holding AG	2,960	249,066
Energiedienst Holding AG *	3,293	161,512
Feintool International Holding AG	55	10,366
Flughafen Zuerich AG	1,336	314,087
Forbo Holding AG *	519	95,631
Galenica Holding AG (a)	1,441	470,319
Georg Fischer AG *	1,197	276,265
Gurit Heberlein AG	364	154,995
Helvetia Patria Holding AG	1,659	365,086
Industrieholding Cham AG *	108	22,922
Interroll Holding AG *	136	38,384
Jelmoli Holding AG *	163	303,484
Kaba Holding AG, Series B	596	147,258
Kardex AG *	1,452	41,332
Komax Holding AG	777	39,710
Kudelski SA	10,698	114,944
Kuoni Reisen Holding AG, Series B	1,959	670,010
LEM Holding SA	52	6,491
Luzerner Kantonalbank AG	1,292	302,415
Meyer Burger Technology AG *	581	67,989
Micronas Semiconductor Holding AG *	4,571	13,567
Mikron Holding AG *	3,163	17,346
Mobilezone Holding AG	10,362	65,617
Mobimo Holding AG *	1,098	146,658
Orell Fuessli Holding AG	214	32,313
Partners Group Holding AG	985	70,499
Phoenix Mecano AG	228	67,946
Precious Woods Holding AG *	1,074	36,997
PubliGroupe SA	418	25,037
Quadrant AG *	638	36,274
Rieter Holding AG	1,117	183,010
Romande Energie Holding SA	145	272,142
Schaffner Holding AG *	40	5,477
Schulthess Group AG	1,003	39,788
Schweiter Technologies AG	188	66,197
Schweizerhall Holding AG	579	125,980
Schweizerische National-Versicherungs-Gesellschaft AG *	191	110,499
Siegfried Holding AG	618	52,846
St. Galler Kantonalbank	884	321,441
Straumann Holding AG	1,137	201,554
Swissfirst AG	1,752	62,925
Swisslog Holding AG *	27,798	11,714
Swissmetal Holding AG *	648	5,908
Swissquote Group Holding SA *	1,240	43,900
Tamedia AG	451	21,362
Tecan Group AG *	2,488	92,276
Temenos Group AG * (a)	17,212	232,279
Tornos SA *	2,482	18,411
Valiant Holding AG	4,156	778,366
Valora Holding AG	1,060	155,233
Vaudoise Assurances Holding SA	317	46,164
Verwaltungs & Privat Bank AG	3,265	435,705
Vontobel Holding AG	9,372	197,281
VZ Holding AG	1,421	53,613
WMH Walter Meier AG, Series A *	178	10,631
Ypsomed Holding AG *	852	64,332
Zehnder Group AG	69	56,208
Zuger Kantonalbank	8	27,858

		13,170,778
Taiwan - 0.00%
Ya Hsin Industrial Company, Ltd. * (i)	138,000	0
United Kingdom - 14.86%
A.G. Barr PLC	1,500	28,233

The accompanying notes are an integral part of the financial statements.

137

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

United Kingdom (continued)
Abacus Group PLC	13,889	$10,668
Aberdeen Asset Management PLC	215,184	375,318
AbitibiBowater, Inc. *	1,865	861
AEA Technology PLC *	19,508	4,932
Aegis Group PLC	295,765	320,762
Aga Rangemaster Group PLC	20,108	20,729
Aggreko PLC	75,129	490,470
Air Partner PLC	661	4,342
Alexon Group PLC	6,881	1,286
Alizyme PLC *	22,479	2,246
Amlin PLC	150,400	781,764
Anglo Pacific Group PLC	39,045	56,497
Anglo-Eastern Plantations PLC	8,092	31,267
Anite Group PLC	66,831	25,916
Antisoma PLC *	94,555	32,308
Arena Leisure PLC	107,875	38,455
Aricom PLC *	254,459	28,691
Ark Therapeutics Group PLC *	10,755	6,106
Arm Holdings PLC, ADR	127,972	492,692
Arriva PLC	59,967	522,167
Ashtead Group PLC	166,839	103,179
Assura Group, Ltd. *	58,590	36,139
Aveva Group PLC	17,406	144,941
Avis Europe PLC *	71,985	4,059
Axis-Shield PLC *	6,528	28,987
Babcock International Group PLC	64,291	443,217
BBA Aviation PLC	117,889	117,796
Beazley Group PLC	113,221	224,136
Bellway PLC	36,551	319,360
Berkeley Group Holdings PLC *	29,150	369,649
Bespak PLC	3,566	20,797
Biocompatibles International PLC *	10,935	20,793
Blacks Leisure Group PLC	8,616	2,798
Bloomsbury Publishing PLC	13,378	30,700
BlueBay Asset Management PLC	7,734	7,867
Bodycote PLC *	71,480	128,857
Bovis Homes Group PLC	38,337	223,263
BPP Holdings PLC	7,447	35,266
Braemar Seascope Group PLC	5,361	18,966
Brammer PLC	8,722	13,244
Brewin Dolphin Holdings PLC	48,637	73,389
Brit Insurance Holdings PLC	96,695	309,597
British Polythene Industries PLC	4,443	12,143
Britvic PLC	50,031	191,646
BSS Group PLC	37,753	138,266
BTG PLC *	51,907	106,234
Business Post Group PLC	2,978	10,078
Capital & Regional PLC	19,662	13,253
Care UK PLC	14,047	56,136
Carillion PLC	136,415	491,967
Carpetright PLC	10,746	54,943
Carphone Warehouse	131,425	172,228
Castings PLC	6,705	14,683
Catlin Group, Ltd.	89,346	562,390
Centaur Media PLC	36,430	18,920
Ceramic Fuel Cells PLC *	40,600	2,825
Charles Taylor Consulting PLC	6,425	23,556
Charter International PLC	33,953	161,093
Chemring Group PLC	10,411	294,353
Chesnara PLC	23,850	45,389
Chime Communications PLC	12,187	9,152
Chloride Group PLC	45,330	94,595
Chrysalis Group PLC *	8,648	7,030
Clarkson PLC	2,479	12,361
Clinton Cards PLC	33,476	2,387
Close Brothers Group PLC	49,279	379,650
Collins Stewart PLC	64,291	55,644
Colt Telecom Group PLC *	86,733	84,783
Communisis PLC	31,511	20,794
Computacenter PLC	33,966	44,043
Connaught PLC	29,606	149,925
Cookson Group PLC	27,938	50,796
Corin Group PLC	4,523	3,277
Costain Group PLC	151,942	42,963
Cranswick PLC	13,861	118,684
Creston PLC	10,587	4,175
Croda International PLC	33,925	257,882
CSR PLC *	38,560	96,356
D.S. Smith PLC	104,969	115,153
Daily Mail and General Trust PLC	46,880	185,009
Dairy Crest Group PLC	37,175	114,029
Dana Petroleum PLC *	21,482	308,713
Davis Service Group PLC	47,361	186,439
Dawson Holdings PLC	18,986	22,058
De La Rue Plc Group *	23,926	315,524
Debenhams PLC	234,142	84,061
Dechra Pharmaceuticals PLC	11,934	63,978
Delta PLC	19,741	23,670
Development Securities PLC	8,899	34,825
Devro PLC	35,231	40,590
Dicom Group PLC	12,964	26,158
Dignity PLC	17,523	151,964
Dimension Data Holdings PLC	464,122	260,220
Diploma PLC	25,779	46,761
Dixons Group PLC	536,617	135,654
Domino Printing Sciences PLC	25,543	75,713
DTZ Holdings PLC	17,490	7,110
DTZ Holdings PLC *	30,607	550
Dunelm Group PLC	12,762	23,025
E2V Technologies PLC	17,360	52,470
easyJet PLC *	41,190	169,331
Electrocomponents PLC	122,867	254,528
Elementis PLC	118,235	64,411
Emerald Energy PLC *	12,772	62,910
Ennstone PLC	84,550	484
Entertainment Rights PLC *	100,576	1,008
Euromoney Institutional Investor PLC	11,128	35,721
Evolution Group PLC	63,445	78,634
F&C Asset Management PLC	60,938	51,994
Fenner PLC	48,284	49,927
Filtrona PLC	63,694	126,588
Findel PLC	12,673	18,148

The accompanying notes are an integral part of the financial statements.

138

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

United Kingdom (continued)
Forth Ports PLC	10,459	$138,529
Fortune Oil PLC *	359,509	32,404
French Connection Group PLC	13,341	9,807
Fuller Smith & Turner PLC	9,317	45,644
Galiform PLC	201,168	44,729
Galliford Try PLC	54,806	25,328
Game Group PLC	87,537	162,194
Genus PLC	17,877	172,794
Go-Ahead Group PLC	10,089	152,725
Goldshield Group PLC	5,053	17,682
Grafton Group PLC *	64,391	207,796
Greene King PLC	26,500	152,324
Greggs PLC	1,886	92,932
Halfords Group PLC	59,286	208,564
Halma PLC	114,455	337,585
Hampson Industries PLC	31,612	47,246
Hansard Global PLC	6,816	15,538
Hardy Oil & Gas PLC *	17,497	44,318
Hardy Underwriting Bermuda, Ltd.	10,427	39,141
Hargreaves Lansdown PLC	9,780	23,090
Hays PLC	379,741	383,716
Headlam Group PLC	24,938	76,844
Helical Bar PLC	25,872	105,143
Helphire PLC	45,781	67,645
Henderson Group PLC	182,602	152,927
Henry Boot PLC	26,180	21,840
Hikma Pharmaceuticals PLC	33,636	171,210
Hill & Smith Holdings PLC	18,853	54,688
Hiscox PLC	135,574	674,692
HMV Group PLC	126,205	199,557
Hochschild Mining PLC	30,813	49,427
Holidaybreak PLC	10,457	29,615
Homeserve PLC	33,099	468,202
Hunting PLC	25,324	153,969
Huntsworth PLC	20,523	7,379
Hyder Consulting PLC	4,872	8,791
IG Group Holdings PLC	95,808	359,602
Imagination Technologies Group PLC *	25,207	22,957
IMI PLC	82,931	329,404
Imperial Energy Corp. PLC *	27,560	499,070
Informa PLC	126,232	446,629
Inmarsat PLC	30,146	207,060
Innovation Group PLC	55,629	4,369
Intec Telecom Systems PLC *	38,573	14,729
Intermediate Capital Group PLC	31,781	297,480
International Personal Finance PLC	73,244	148,973
Interserve PLC	39,455	129,866
Intertek Group PLC	23,512	268,494
IP Group PLC *	9,711	7,604
ITE Group PLC	47,710	42,290
J.D. Wetherspoon PLC	21,465	97,163
James Fisher & Sons PLC	9,920	50,303
Jardine Lloyd Thompson Group PLC	44,889	285,264
JJB Sports PLC	57,427	3,407
JKX Oil & Gas PLC	20,877	55,993
John Menzies PLC	5,446	8,350
John Wood Group PLC	85,701	233,864
Johnston Press PLC	60,514	10,565
Keller Group PLC	21,691	181,038
Kesa Electricals PLC	159,417	205,000
Kier Group PLC	9,987	130,465
Kingston Communications PLC	103,770	20,539
Ladbrokes PLC	137,625	369,655
Laird Group PLC	51,846	104,512
Laura Ashley Holdings PLC	103,488	14,575
Lavendon Group PLC	23,201	59,217
Liontrust Asset Management PLC	5,181	7,709
Logica PLC	385,348	387,393
Lookers PLC	28,870	9,660
Low & Bonar PLC	26,152	12,498
LSL Property Services PLC	8,683	8,086
Luminar Group Holdings PLC	22,111	43,114
M.J. Gleeson Group PLC	10,775	9,280
Management Consulting Group PLC	21,663	6,810
Manganese Bronze Holdings PLC	1,725	1,673
Marshalls PLC	40,436	52,886
Marston’s PLC	54,212	93,025
McBride PLC	25,556	44,994
Meggitt PLC	66,845	155,203
Melrose PLC	108,937	136,100
Melrose Resources PLC	18,273	50,698
Metalrax Group PLC *	22,036	2,646
Michael Page International PLC	80,676	253,523
Micro Focus International PLC	31,600	129,702
Millennium & Copthorne Hotels PLC	58,069	188,345
Minerva PLC *	39,487	7,688
Misys PLC	130,460	189,402
Mitie Group PLC	84,151	250,312
Mondi PLC	68,769	204,700
Morgan Crucible Company PLC	80,489	131,012
Morgan Sindall PLC	9,946	78,272
Morse PLC	22,309	2,102
Mothercare PLC	28,064	135,509
Mouchel Parkman PLC	34,431	170,639
MWB Group Holdings PLC *	22,899	9,987
N. Brown Group PLC	48,216	141,897
National Express Group PLC	37,359	268,642
NCC Group, Ltd.	5,184	22,744
Northern Foods PLC	143,694	118,582
Northgate PLC	22,113	24,915
Northumbrian Water Group PLC	47,126	161,303
Novae Group PLC	20,287	91,903
Optos PLC *	3,748	3,935
Oxford Biomedica PLC *	63,470	6,005
Oxford Instruments PLC	15,262	33,179
Pace Micro Technology PLC *	26,813	21,185
Paypoint PLC	13,297	97,245
Pendragon PLC	167,620	4,079
Persimmon PLC	8,444	28,231
Phoenix IT Group, Ltd.	443	1,105
Photo-Me International PLC	24,627	3,886
Pinewood Shepperton PLC	8,060	12,827

The accompanying notes are an integral part of the financial statements.

139

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

United Kingdom (continued)
Premier Farnell PLC	96,858	$197,329
Premier Foods PLC	20,682	9,042
Premier Oil PLC *	21,398	306,930
Prostrakan Group PLC *	4,855	6,154
Provident Financial PLC	38,840	482,535
Psion PLC	28,332	20,792
Punch Taverns PLC	55,675	46,212
PV Crystalox Solar PLC	45,551	65,882
PZ Cussons PLC	73,210	172,801
Qinetiq PLC	168,135	387,764
Quintain Estates & Development PLC	37,319	20,087
Rank Group PLC *	113,522	111,952
Rathbone Brothers PLC	12,868	156,773
Raymarine PLC	13,300	2,504
REA Holdings PLC	4,098	11,975
Redrow PLC	53,463	126,888
Regus PLC	191,997	136,642
Renishaw PLC	11,125	79,874
Rensburg Sheppards PLC	5,301	31,054
Restaurant Group PLC	56,863	87,560
Ricardo PlC	7,696	24,218
Rightmove PLC	14,633	37,593
RM PLC	12,834	31,502
Robert Walters PLC	17,462	25,863
Robert Wiseman Dairies PLC	11,914	51,111
ROK PLC	42,866	12,538
Rotork PLC	22,047	254,207
Royalblue Group PLC	4,551	32,265
RPC Group PLC	19,953	48,991
RPS Group PLC	57,166	115,908
Salamander Energy PLC *	28,511	52,009
Savills PLC	34,337	114,818
Scott Wilson Group PLC	4,915	6,706
SDL PLC *	18,700	61,593
Senior PLC	107,160	59,530
Severfield Rowen PLC	7,716	18,370
Shanks Group PLC	68,130	108,000
Shore Capital Group PLC	22,807	4,517
SIG PLC	41,344	107,937
Skyepharma PLC *	1,272	2,605
Smiths News PLC	32,271	32,569
Soco International PLC *	13,727	217,818
Southern Cross Healthcare, Ltd.	49,230	60,847
Spectris PLC	35,112	271,125
Speedy Hire PLC	16,392	33,464
Spirax-Sarco Engineering PLC	19,991	264,804
Spirent Communications PLC, ADR	992	1,934
Spirent Communications PLC	159,964	84,553
Sportech PLC *	11,390	10,343
Sports Direct International PLC	68,958	42,257
Spring Group PLC	29,401	10,765
SSL International PLC	50,020	359,725
St James’s Place PLC	57,544	151,131
St. Ives Group PLC	27,252	32,487
St. Modwen Properties PLC	34,783	59,236
Stagecoach Group PLC	55,407	113,970
Sthree PLC	31,508	66,114
STV Group PLC *	9,151	10,119
Taylor Woodrow PLC	319,578	63,799
Ted Baker PLC	2,232	10,768
Telecom Plus PLC	8,881	39,633
Thorntons PLC	11,977	17,463
Tomkins PLC, SADR	19,429	142,026
Topps Tiles PLC	36,666	11,069
Town Centre Securities PLC	2,701	3,624
Travis Perkins PLC	34,597	172,032
Tribal Group PLC	7,453	8,384
Trinity Mirror PLC	82,822	67,771
TT electronics PLC	34,503	17,659
Tullett Prebon PLC	47,031	94,346
UK Coal PLC *	34,721	50,958
Ultra Electronics Holdings PLC	17,386	285,833
Umeco PLC	11,194	41,819
Uniq PLC *	31,402	1,881
United Business Media, Ltd.	49,269	364,019
UTV Media PLC	14,284	22,659
Vectura Group PLC *	73,069	54,447
Venture Production PLC	34,537	213,253
Vernalis PLC *	40,104	1,918
Victrex PLC	20,052	139,415
Vitec Group PLC	6,764	23,272
VP PLC	637	1,166
VT Group PLC	48,724	393,669
W.S. Atkins PLC	27,965	274,048
Weir Group PLC	58,548	264,888
WH Smith PLC	46,984	244,960
White Young Green PLC	6,872	5,950
William Hill PLC	92,152	287,623
Wilmington Group PLC	8,076	15,753
Wincanton PLC	36,192	95,016
Wolfson Microelectronics PLC *	25,331	29,429
Woolworths Group PLC	185,655	3,257
WSP Group PLC	17,756	52,138
Xaar PLC	17,576	11,787
Xchanging PLC	73,161	251,601
Yell Group PLC	205,005	126,115
Yule Catto & Company PLC	50,811	40,385

		35,363,876
United States - 0.32%
Almaden Minerals, Ltd. *	500	340
Arawak Energy, Ltd. *	13,900	5,855
Aurora Oil and Gas, Ltd. *	34,600	4,222
Berens Energy, Ltd. *	15,800	7,039
Canadian Gold Hunter Corp. *	4,900	1,032
Candente Resource Corp. *	18,800	2,437
Cardero Resource Corp. *	7,100	7,937
Cinch Energy Corp. *	11,200	4,990
City Telecom HK, Ltd.	1,717	4,550
Diagnocure, Inc. *	9,800	5,874
Eastmain Resources, Inc. *	22,100	19,334
Easyhome, Ltd.	2,400	18,469
EGI Financial Holdings, Inc.	2,300	12,576

The accompanying notes are an integral part of the financial statements.

140

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or
	Principal
	Amount		Value

COMMON STOCKS (continued)

United States (continued)
Far West Mining, Ltd. *		11,112	$5,221
Fortune Minerals, Ltd. *		2,450	814
GBS Gold International, Inc. *		13,800	56
Glacier Media, Inc. *		19,700	34,309
Glentel, Inc.		3,700	22,479
Globestar Mining Corp. *		21,900	7,096
Great Panther Resources, Ltd. *		25,100	5,693
Hemisphere GPS, Inc. *		9,600	10,887
Hillsborough Resources, Ltd. *		24,400	5,337
Inter-Citic Minerals, Inc. *		15,500	5,524
Intrinsyc Software International, Inc. *		15,491	878
Isotechnika, Inc. *		33,700	2,730
James Hardie Industries NV		2,488	40,654
Magellan Aerospace Corp. *		580	404
Marsulex, Inc.		2,100	13,609
Matrikon, Inc.		2,800	4,786
Minco Silver Corp. *		9,800	11,273
Open Range Energy Corp. *		3,700	3,327
Parkbridge Lifestyles Communities, Inc. *		7,330	15,735
PDX Resources Inc *		8,400	11,227
Pelangio Exploration Inc *		8,400	442
Profound Energy, Inc. *		7,300	3,430
Prometic Life Sciences, Inc. *		33,411	3,654
Pure Energy Services, Ltd. *		3,900	4,991
Queenston Mining, Inc. *		7,200	16,097
Questerre Energy Corp. *		47,700	78,051
Signet Jewelers, Ltd.		25,766	223,391
St Andrew Goldfields, Ltd. *		4,000	745
Technicoil Corp. *		14,800	4,556
Tesco Corp. *		8,000	57,120
TUSK Energy Corp. *		23,605	17,591
Virginia Mines Inc *		7,300	23,653
Webtech Wireless, Inc. *		8,700	6,695
Westport Innovations, Inc. *		4,057	20,691

			757,801

TOTAL COMMON STOCKS (Cost $421,763,745)			$236,454,614

PREFERRED STOCKS - 0.00%

Australia - 0.00%
Village Roadshow, Ltd. (h)		14,479	8,394

TOTAL PREFERRED STOCKS (Cost $34,807)			$8,394

WARRANTS - 0.01%

Canada - 0.00%
Tembec, Inc. (Expiration Date 02/29/2012, Strike Price CAD 1.65) *		2,462	329

Hong Kong - 0.00%
Asia Standard International Group, Ltd. (Expiration Date 09/07/2009, Strike Price HKD 0.63) *		403,200	0
Golden Resorts Group, Ltd. (Expiration Date 06/09/2010, Strike Price HKD 0.35) *		166,000	214
ITC Corp. Ltd (Expiration Date 11/04/2009, Strike Price HKD 0.22) *		135,711	193
ITC Properties Group Ltd (Expiration Date 02/04/2010, Strike Price HKD 0.11) *		736,000	34
Kantone Holdings, Ltd. (Expiration Date 01/08/2009, Strike Price HKD 0.81) *		101,587	131
Matsunichi Communication Holdings, Ltd. (Expiration Date 08/22/2010, Strike Price HKD 6.00) *		4,500	283

			855
Singapore - 0.00%
Manhattan Resources, Ltd. (Expiration Date 04/11/2009, Strike Price SGD 0.70) *		18,300	191

United States - 0.01%
Kinross Gold Corp. (Expiration Date 09/03/2013, Strike Price CAD 32.00)) *		1,872	9,083

TOTAL WARRANTS (Cost $11,599)			$10,458

RIGHTS - 0.00%

Australia - 0.00%
Envestra, Ltd. (Expiration Date: 02/06/2009, Strike Price AUD 0.30) *		92,332	4,184

France - 0.00%
Infogrames Entertainment SA (Expiration Date 01/13/2009, Strike Price EUR 100.00) *		6,866	0

Germany - 0.00%
Premiere AG (Expiration Date 01/12/2009, Strike Price EUR 3.76) *		31,273	0

Hong Kong - 0.00%
Victory City International Holdings, Ltd. (Expiration Date 01/09/2009, Strike Price HKD 0.44) *		70,333	645

Norway - 0.00%
Eltek ASA (Expiration Date: 01/21/2009, Strike Price NOK 1.00) *		12,500	714

Spain - 0.00%
Vertice Trescientos Sesenta Grados (Expiration Date 12/30/2008, Strike Price EUR 0.65) *		1,797	25

TOTAL RIGHTS (Cost $18,739)			$5,568

CORPORATE BONDS - 0.00%

Denmark - 0.00%
Nordea Kredit Realkreditaktieselskab, Series ANN 4.00% due 01/01/2038	GBP	3,794	6,069

TOTAL CORPORATE BONDS (Cost $13,392)			$6,069

The accompanying notes are an integral part of the financial statements.

141

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or
	Principal
	Amount	Value

SHORT TERM INVESTMENTS - 3.94%
John Hancock Cash Investment Trust, 1.2465% (c)(f)	$9,383,504	$9,383,504

TOTAL SHORT TERM INVESTMENTS (Cost $9,383,504)	$9,383,504

REPURCHASE AGREEMENTS - 0.35%
Repurchase Agreement with State Street Corp. dated 12/31/2008 at 0.00% to be repurchased at $839,000 on 01/02/2009,collateralized by $820,000 Federal Home Loan Bank, 3.375% due 06/24/2011 (valued at $857,925, including interest)	$839,000	$839,000

TOTAL REPURCHASE AGREEMENTS (Cost $839,000)		$839,000

Total Investments (International Small Company Trust) (Cost $432,064,786) - 103.69%		$246,707,607
Liabilities in Excess of Other Assets - (3.69)%		(8,790,770)

TOTAL NET ASSETS - 100.00%		$237,916,837

The portfolio had the following five top industry concentrations as of December 31, 2008 (as a percentage of total net assets):

Banking	6.86%

Building Materials & Construction	5.62%

Food & Beverages	5.52%

Business Services	4.41%

Chemicals	3.96%

International Value Trust

	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 97.35%

Austria - 1.13%
Telekom Austria AG	671,200	$9,766,052

Belgium - 1.33%
Belgacom SA (a)	300,900	11,502,935

Canada - 0.65%
Biovail Corp.	602,600	5,633,053

Cayman Islands - 0.00%
Focus Media Holding, Ltd., ADR *	900	8,181

China - 0.44%
China Telecom Corp., Ltd.	10,072,427	3,807,756

Finland - 2.00%
Stora Enso Oyj, Series R	1,064,551	8,432,867
UPM-Kymmene Oyj	689,574	8,839,477

		17,272,344
France - 14.22%
AXA Group SA	834,891	18,739,643
France Telecom SA	1,378,016	38,409,033
Sanofi-Aventis SA	520,553	33,296,215
Thomson SA *	1,760,620	2,383,448
Total SA	359,746	19,778,544
Vivendi SA	319,010	10,397,824

		123,004,707
Germany - 8.24%
Bayerische Motoren Werke (BMW) AG	308,986	9,487,485
Deutsche Post AG	639,141	10,810,205
Infineon Technologies AG *	2,447,940	3,294,658
Muenchener Rueckversicherungs-Gesellschaft AG	120,454	18,700,215
SAP AG	371,900	13,495,157
Siemens AG	205,441	15,466,305

		71,254,025
Hong Kong - 1.04%
Hutchison Whampoa, Ltd.	1,788,031	9,026,363

Israel - 1.40%
Check Point Software Technologies, Ltd. * (a)	637,281	12,101,966

Italy - 3.31%
Autogrill SpA	604,916	4,635,210
Eni SpA	683,757	16,453,692
UniCredito Italiano SpA	2,960,617	7,527,439

		28,616,341
Japan - 6.91%
Aiful Corp. (a)	428,649	1,233,799
Mitsubishi UFJ Financial Group, Inc.	1,653,000	10,389,344
NGK Spark Plug Company, Ltd.	977,000	7,849,279
Olympus Optical Company, Ltd.	264,000	5,284,904
Promise Company, Ltd. (a)	270,600	6,863,758
Sony Corp. *	343,704	7,517,457
Toyota Motor Corp.	222,500	7,355,477
USS Company, Ltd.	250,590	13,297,347

		59,791,365
Netherlands - 4.85%
ING Groep NV	1,454,002	16,002,654
Koninklijke (Royal) Philips Electronics NV	545,165	10,808,833
Randstad Holdings NV	315,290	6,434,378
Reed Elsevier NV	733,142	8,716,617

		41,962,482
Norway - 2.81%
Aker Kvaerner ASA	953,760	6,307,806
Norske Skogindustrier ASA * (a)	1,790,298	3,546,721
Telenor ASA	2,142,295	14,452,750

		24,307,277
Singapore - 2.53%
Flextronics International, Ltd. * (a)	1,908,980	4,886,989
Singapore Telecommunications, Ltd.	6,599,000	11,759,768
Venture Corp., Ltd.	1,696,311	5,188,209

		21,834,966
South Korea - 2.49%
KT Corp., SADR *	175,528	2,574,996
Samsung Electronics Company, Ltd.	52,048	18,976,186

		21,551,182

The accompanying notes are an integral part of the financial statements.

142

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

International Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Spain - 2.49%
Telefonica SA	953,247	$21,516,380

Sweden - 1.73%
Ericsson (LM), Series B	1,596,064	12,442,715
Niscayah Group AB	2,879,791	2,531,258

		14,973,973
Switzerland - 6.52%
Adecco SA	483,850	16,564,136
Nestle SA	237,610	9,408,907
Novartis AG	231,250	11,581,327
Swiss Re	233,121	11,414,909
UBS AG - CHF *	506,990	7,376,374

		56,345,653
Taiwan - 6.68%
Chunghwa Telecom Company, Ltd., ADR	735,037	11,466,577
Compal Electronics, Inc., GDR (g)	449,887	1,182,348
Compal Electronics, Inc.	11,968,648	6,327,862
Lite-On Technology Corp.	17,891,103	11,773,589
Mega Financial Holding Company, Ltd.	38,710,000	13,653,029
Taiwan Semiconductor Manufacturing Company, Ltd.	9,806,192	13,380,348

		57,783,753
United Kingdom - 23.52%
Aviva PLC	1,938,370	10,983,742
BP PLC	3,149,705	24,313,901
British Sky Broadcasting Group PLC	1,792,093	12,655,612
Compass Group PLC	1,565,347	7,807,448
GlaxoSmithKline PLC	790,234	14,696,546
Group 4 Securicor PLC	4,945,660	14,727,896
HBOS PLC - Sub Shares *	872,555	1
HBOS PLC	630,505	652,681
HSBC Holdings PLC	1,110,580	10,869,445
Kingfisher PLC	8,758,450	17,253,466
Marks & Spencer Group PLC	1,800,300	5,643,100
Old Mutual PLC	9,667,160	7,769,896
Pearson PLC	950,231	8,956,249
Persimmon PLC (a)	2,635,640	8,811,853
Premier Foods PLC	3,256,070	1,423,459
Rentokil Initial PLC	6,208,418	3,969,238
Royal Bank of Scotland Group PLC	5,496,404	4,046,042
Royal Dutch Shell PLC, B Shares	781,726	19,815,493
Tesco PLC	1,117,730	5,820,041
Vodafone Group PLC	11,324,238	23,188,059

		203,404,168
United States - 3.06%
ACE, Ltd.	395,542	20,932,083
KB Financial Group, Inc. * (a)	212,007	5,554,583
Nortel Networks Corp. *	7,401	1,924

		26,488,590

TOTAL COMMON STOCKS (Cost $1,336,506,689)		$841,953,512

SHORT TERM INVESTMENTS - 8.15%
John Hancock Cash
Investment Trust, 1.2465% (c)(f)	$48,144,792	$48,144,792
Paribas Corp. 0.01% due 01/02/2009	$22,360,000	$22,360,000

TOTAL SHORT TERM INVESTMENTS (Cost $70,504,792)		$70,504,792

Total Investments (International Value Trust) (Cost $1,407,011,481) - 105.50%		$912,458,304
Liabilities in Excess of Other Assets - (5.50)%		(47,606,463)

TOTAL NET ASSETS - 100.00%		$864,851,841

The portfolio had the following five top industry concentrations as of December 31, 2008 (as a percentage of total net assets):

Telecommunications Equipment & Services	18.60%
Insurance	12.09%
International Oil	6.48%
Pharmaceuticals	6.20%
Electronics	5.75%

Large Cap Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 95.64%

Basic Materials - 0.49%
Celanese Corp., Series A	117,700	$1,463,011

Communications - 8.43%
AT&T, Inc.	208,200	5,933,700
Comcast Corp., Class A	525,200	8,865,376
Interpublic Group of Companies, Inc. *	522,300	2,068,308
News Corp., Class A	384,800	3,497,832
Omnicom Group, Inc.	118,450	3,188,674
Sprint Nextel Corp. *	1,003,538	1,836,475

		25,390,365

Consumer, Cyclical - 9.82%
BorgWarner, Inc.	148,862	3,240,726
Carnival Corp.	164,401	3,998,232
Coach, Inc. *	81,500	1,692,755
J.C. Penney Company, Inc.	152,800	3,010,160
Johnson Controls, Inc.	223,019	4,050,025
Macy’s, Inc.	284,900	2,948,715
PACCAR, Inc.	173,350	4,957,810
Starbucks Corp. *	397,500	3,760,350
Starwood Hotels & Resorts Worldwide, Inc.	107,100	1,917,090

		29,575,863

Consumer, Non-cyclical - 19.83%
Allergan, Inc.	130,074	5,244,584
Amgen, Inc. *	79,300	4,579,575
Cephalon, Inc. * (a)	18,797	1,448,121
Constellation Brands, Inc., Class A * (a)	170,700	2,691,939
Covidien, Ltd.	106,100	3,845,064
DaVita, Inc. *	39,600	1,962,972
Fortune Brands, Inc.	73,900	3,050,592
Genzyme Corp. *	112,398	7,459,855

The accompanying notes are an integral part of the financial statements.

143

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PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Large Cap Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Consumer, Non-cyclical (continued)
Medco Health Solutions, Inc. *	100,900	$4,228,719
Medtronic, Inc.	112,466	3,533,682
Millipore Corp. *	45,800	2,359,616
PepsiCo, Inc.	109,800	6,013,746
Pharmaceutical Product Development, Inc.	55,100	1,598,451
Sysco Corp.	187,023	4,290,307
Wyeth	149,082	5,592,066
Zimmer Holdings, Inc. *	44,500	1,798,690

		59,697,979
Energy - 11.30%
Anadarko Petroleum Corp.	110,700	4,267,485
Baker Hughes, Inc.	130,900	4,197,963
Chevron Corp.	76,500	5,658,705
EOG Resources, Inc.	32,900	2,190,482
Halliburton Company	264,700	4,812,246
Hess Corp.	53,600	2,875,104
Marathon Oil Corp.	113,600	3,108,096
Peabody Energy Corp.	130,300	2,964,325
Sunoco, Inc.	51,500	2,238,190
Ultra Petroleum Corp. *	49,500	1,708,245

		34,020,841
Financial - 15.25%
ACE, Ltd.	99,200	5,249,664
AFLAC, Inc.	134,400	6,160,896
Bank of New York Mellon Corp.	170,076	4,818,253
City National Corp.	41,900	2,040,530
Discover Financial Services	413,143	3,937,253
Fifth Third Bancorp	328,105	2,710,147
MetLife, Inc.	60,200	2,098,572
Morgan Stanley	268,987	4,314,551
Principal Financial Group, Inc.	150,300	3,392,271
SunTrust Banks, Inc.	117,600	3,473,904
Wells Fargo & Company	261,422	7,706,721

		45,902,762
Industrial - 11.08%
Burlington Northern Santa Fe Corp.	27,450	2,078,239
FedEx Corp.	109,817	7,044,760
General Electric Company	556,600	9,016,920
Illinois Tool Works, Inc.	188,352	6,601,738
Masco Corp.	168,022	1,870,085
Pall Corp.	108,900	3,096,027
Ryder Systems, Inc.	81,500	3,160,570
Waters Corp. *	13,700	502,105

		33,370,444
Technology - 13.72%
Analog Devices, Inc.	243,100	4,623,762
Apple, Inc. *	39,900	3,405,465
Broadcom Corp., Class A *	121,900	2,068,643
Intel Corp.	674,200	9,883,772
Intuit, Inc. *	164,600	3,915,834
Marvell Technology Group, Ltd. *	295,500	1,970,985
Microsoft Corp.	378,800	7,363,872
NetApp, Inc. *	186,100	2,599,817
Seagate Technology	318,300	1,410,069
VMware, Inc. Class A * (a)	171,300	4,058,097

		41,300,316
Utilities - 5.72%
American Electric Power Company, Inc.	100,557	3,346,537
Dynegy, Inc., Class A *	284,300	568,600
Exelon Corp.	130,387	7,250,821
NiSource, Inc.	46,102	505,739
Pepco Holdings, Inc.	78,519	1,394,498
Sempra Energy	97,886	4,172,880

		17,239,075

TOTAL COMMON STOCKS (Cost $421,587,665)		$287,960,656

INVESTMENT COMPANIES - 2.22%

Investment Companies - 2.22%
SPDR Trust Series 1	74,000	6,677,760

TOTAL INVESTMENT COMPANIES (Cost $6,219,200)		$6,677,760

SHORT TERM INVESTMENTS - 1.85%
John Hancock Cash
Investment Trust, 1.2465% (c)(f)	$5,566,200	$5,566,200

TOTAL SHORT TERM INVESTMENTS (Cost $5,566,200)		$5,566,200

REPURCHASE AGREEMENTS - 1.90%
Repurchase Agreement with State Street Corp. dated 12/31/2008 at 0.00% to be repurchased at $5,728,000 on 01/02/2009, collateralized by $4,225,000 Federal National Mortgage Association, 6.25% due 05/15/2029 (valued at $5,846,344, including interest)	$5,728,000	$5,728,000

TOTAL REPURCHASE AGREEMENTS (Cost $5,728,000)		$5,728,000

Total Investments (Large Cap Trust) (Cost $439,101,065) - 101.61%		$305,932,616
Liabilities in Excess of Other Assets - (1.61)%		(4,849,422)

TOTAL NET ASSETS - 100.00%		$301,083,194

Large Cap Value Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 100.19%

Basic Materials - 3.43%
Eli Lilly & Company	144,000	$5,798,880
Reliance Steel & Aluminum Company	91,000	1,814,540
United States Steel Corp.	74,000	2,752,800

		10,366,220
Communications - 4.05%
AT&T, Inc.	194,000	5,529,000

The accompanying notes are an integral part of the financial statements.

144

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PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Large Cap Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Communications (continued)
McAfee, Inc. *	62,000	$2,143,340
Symantec Corp. * (a)	295,000	3,988,400
Verizon Communications, Inc.	18,000	610,200

		12,270,940
Consumer, Cyclical - 9.10%
BJ’s Wholesale Club, Inc. * (a)	75,000	2,569,500
Dollar Tree, Inc. *	22,000	919,600
Hasbro, Inc.	99,000	2,887,830
Ingram Micro, Inc., Class A *	237,000	3,173,430
McDonald’s Corp.	52,000	3,233,880
Pulte Homes, Inc. (a)	249,000	2,721,570
RadioShack Corp.	256,000	3,056,640
Southwest Airlines Company	366,000	3,154,920
The Gap, Inc.	217,000	2,905,630
Toll Brothers, Inc. *	137,000	2,935,910

		27,558,910
Consumer, Non-cyclical - 21.90%
AmerisourceBergen Corp.	101,000	3,601,660
Amgen, Inc. *	125,000	7,218,750
Bristol-Myers Squibb Company	3,000	69,750
Community Health Systems, Inc. *	125,000	1,822,500
General Mills, Inc.	25,000	1,518,750
Johnson & Johnson	190,000	11,367,700
Life Technologies Corp. *	38,000	885,780
McKesson Corp.	83,000	3,214,590
Merck & Company, Inc. (a)	204,000	6,201,600
Pfizer, Inc.	628,000	11,121,880
Procter & Gamble Company	161,000	9,953,020
The Kroger Company	128,000	3,380,480
United Rentals, Inc. *	182,000	1,659,840
WellPoint, Inc. *	102,000	4,297,260

		66,313,560
Energy - 27.31%
Anadarko Petroleum Corp.	95,000	3,662,250
Apache Corp.	62,000	4,620,860
Chevron Corp.	181,000	13,388,570
ConocoPhillips	164,000	8,495,200
ENSCO International, Inc.	89,000	2,526,710
Exxon Mobil Corp.	330,000	26,343,900
Hess Corp.	53,000	2,842,920
Marathon Oil Corp.	173,000	4,733,280
Nabors Industries, Ltd. *	26,000	311,220
Occidental Petroleum Corp.	53,000	3,179,470
Rowan Companies, Inc.	171,000	2,718,900
Sunoco, Inc.	73,000	3,172,580
Tidewater, Inc.	76,000	3,060,520
Valero Energy Corp.	168,000	3,635,520

		82,691,900
Financial - 14.77%
Aetna, Inc.	111,000	3,163,500
Allstate Corp.	130,000	4,258,800
Ameriprise Financial, Inc.	24,000	560,640
Bank of America Corp.	32,000	450,560
Capital One Financial Corp.	128,000	4,081,920
Chubb Corp.	85,000	4,335,000
HCC Insurance Holdings, Inc.	122,000	3,263,500
JPMorgan Chase & Company	56,000	1,765,680
Lincoln National Corp.	173,000	3,259,320
PartnerRe, Ltd.	47,000	3,349,690
Prudential Financial, Inc.	122,000	3,691,720
The Travelers Companies, Inc.	112,000	5,062,400
Unum Group	137,000	2,548,200
W.R. Berkley Corp.	106,000	3,286,000
Wells Fargo & Company	55,000	1,621,400

		44,698,330
Industrial - 11.78%
Arrow Electronics, Inc. *	173,000	3,259,320
CSX Corp.	77,000	2,500,190
General Dynamics Corp.	81,000	4,664,790
General Electric Company	353,000	5,718,600
Jabil Circuit, Inc.	101,000	681,750
KLA-Tencor Corp.	137,000	2,985,230
Lockheed Martin Corp.	11,000	924,880
Northrop Grumman Corp.	87,000	3,918,480
Parker-Hannifin Corp.	48,000	2,041,920
Raytheon Company	75,000	3,828,000
Ryder Systems, Inc.	32,000	1,240,960
Waste Management, Inc.	118,000	3,910,520

		35,674,640
Technology - 7.85%
Agilent Technologies, Inc. *	75,000	1,172,250
BMC Software, Inc. *	57,665	1,551,765
Computer Sciences Corp. *	99,000	3,478,860
Compuware Corp. *	279,000	1,883,250
Hewlett-Packard Company	84,000	3,048,360
Intersil Corp., Class A	178,000	1,635,820
L-3 Communications Holdings, Inc.	43,000	3,172,540
Novellus Systems, Inc. *	135,000	1,665,900
Oracle Corp. *	112,739	1,998,862
QLogic Corp. *	56,000	752,640
Western Digital Corp. *	119,000	1,362,550
Xerox Corp.	256,000	2,040,320

		23,763,117

TOTAL COMMON STOCKS (Cost $384,804,116)		$303,337,617

SHORT TERM INVESTMENTS - 1.90%
John Hancock Cash
Investment Trust, 1.2465% (c)(f)	$5,747,200	$5,747,200

TOTAL SHORT TERM INVESTMENTS (Cost $5,747,200)		$5,747,200

The accompanying notes are an integral part of the financial statements.

145

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Large Cap Value Trust (continued)

	Shares or
	Principal
	Amount	Value

REPURCHASE AGREEMENTS - 0.02%
Repurchase Agreement with State Street Corp. dated 12/31/2008 at 0.00% to be repurchased at $73,000 on 01/02/2009, collateralized by $65,000 Federal Home Loan Bank, 5.125% due 03/14/2036 (valued at $76,863, including interest)	$73,000	$73,000

TOTAL REPURCHASE AGREEMENTS (Cost $73,000)		$73,000

Total Investments (Large Cap Value Trust) (Cost $390,624,316) - 102.11%		$309,157,817

Liabilities in Excess of Other Assets - (2.11)%		(6,385,196)

TOTAL NET ASSETS - 100.00%		$302,772,621

Mid Cap Intersection Trust
	Shares or Principal Amount	Value

COMMON STOCKS - 98.59%

Basic Materials - 4.23%
CF Industries Holdings, Inc.	9,000	$442,440
Cliffs Natural Resources, Inc.	22,600	578,786
Domtar Corp. *	132,600	221,442
FMC Corp.	17,420	779,197
Minerals Technologies, Inc.	5,400	220,860
Olin Corp.	12,800	231,424
Reliance Steel & Aluminum Company	15,116	301,413
Steel Dynamics, Inc.	37,100	414,778
Terra Industries, Inc.	17,500	291,725

		3,482,065
Communications - 5.08%
3Com Corp. *	114,200	260,376
Atheros Communications, Inc. *	28,600	409,266
Avocent Corp. *	34,600	619,686
CenturyTel, Inc.	33,800	923,754
F5 Networks, Inc. *	11,000	251,460
McAfee, Inc. *	42,739	1,477,487
NeuStar, Inc., Class A *	12,270	234,725

		4,176,754
Consumer, Cyclical - 10.64%
Advance Auto Parts, Inc.	11,300	380,245
Alaska Air Group, Inc. *	7,360	215,280
American Eagle Outfitters, Inc.	35,334	330,726
Big Lots, Inc. *	25,600	370,944
BJ’s Wholesale Club, Inc. * (a)	37,530	1,285,778
Dollar Tree, Inc. *	4,900	204,820
Foot Locker, Inc.	24,700	181,298
Furniture Brands International, Inc. (a)	23,300	51,493
Hasbro, Inc.	21,500	627,155
Herman Miller, Inc.	18,700	243,661
Ingram Micro, Inc., Class A *	87,276	1,168,626
Marvel Entertainment, Inc. *	8,700	267,525
Nu Skin Enterprises, Inc., Class A	14,200	148,106
NVR, Inc. *	850	387,812
Ross Stores, Inc.	33,890	1,007,550
Scholastic Corp.	14,200	192,836
Urban Outfitters, Inc. *	22,200	332,556
Warnaco Group, Inc. *	16,390	321,736
Wesco International, Inc. *	10,800	207,684
WMS Industries, Inc. *	30,500	820,450

		8,746,281
Consumer, Non-cyclical - 22.21%
Alkermes, Inc. *	36,300	386,595
Alliance Data Systems Corp. *	17,300	804,969
American Greetings Corp., Class A	26,300	199,091
American Public Education, Inc. *	5,970	222,024
Beckman Coulter, Inc.	17,755	780,155
Bio-Rad Laboratories, Inc., Class A *	2,170	163,423
Cephalon, Inc. * (a)	15,617	1,203,134
Coventry Health Care, Inc. *	25,700	382,416
Cubist Pharmaceuticals, Inc. *	10,020	242,083
CV Therapeutics, Inc. * (a)	14,500	133,545
Deluxe Corp.	13,500	201,960
Global Payments, Inc.	6,900	226,251
Health Net, Inc. *	28,500	310,365
Healthspring, Inc. *	20,200	403,394
Hormel Foods Corp.	15,968	496,285
ITT Educational Services, Inc. *	18,677	1,773,942
LifePoint Hospitals, Inc. *	34,866	796,339
Manpower, Inc.	42,584	1,447,430
Medicines Company *	16,900	248,937
Netflix, Inc. * (a)	32,057	958,184
Omnicare, Inc.	26,700	741,192
Pepsi Bottling Group, Inc.	10,500	236,355
Perrigo Company	7,990	258,157
Pre-Paid Legal Services, Inc. *	4,500	167,805
R.R. Donnelley & Sons Company	12,700	172,466
Ralcorp Holdings, Inc. *	9,300	543,120
Regeneron Pharmaceuticals, Inc. *	14,300	262,548
Rent-A-Center, Inc. *	23,700	418,305
Sepracor, Inc. *	15,400	169,092
Strayer Education, Inc.	4,140	887,657
SUPERVALU, Inc.	29,000	423,400
Varian Medical Systems, Inc. *	12,650	443,256
Vertex Pharmaceuticals, Inc. * (a)	36,356	1,104,495
Watson Pharmaceuticals, Inc. *	31,300	831,641
Watson Wyatt Worldwide, Inc., Class A	4,700	224,754

		18,264,765
Diversified - 0.19%
Walter Industries, Inc.	8,800	154,088

Energy - 6.67%
Cimarex Energy Company	16,708	447,440
Complete Production Services, Inc. *	13,100	106,765
Comstock Resources, Inc. *	5,660	267,435
Continental Resources, Inc. * (a)	8,800	182,248
Denbury Resources, Inc. *	25,880	282,610
Encore Aquisition Company *	18,000	459,360
Massey Energy Company	4,200	57,918

The accompanying notes are an integral part of the financial statements.

146

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Mid Cap Intersection Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Energy (continued)
McMoran Exploration Company * (a)	13,400	$131,320
National Fuel Gas Company	15,170	475,276
Noble Energy, Inc.	17,060	839,693
Oil States International, Inc. *	4,700	87,843
Questar Corp.	5,270	172,276
St. Mary Land & Exploration Company	17,900	363,549
Superior Energy Services, Inc. *	14,500	230,985
Tidewater, Inc.	11,400	459,078
Unit Corp. *	23,300	622,576
W&T Offshore, Inc.	20,900	299,288

		5,485,660
Financial - 18.20%
Allied World Assurance Holdings, Ltd.	19,500	791,700
American Financial Group, Inc.	23,320	533,562
Ameriprise Financial, Inc.	27,690	646,838
Annaly Capital Management, Inc., REIT	41,990	666,381
Astoria Financial Corp.	17,360	286,093
Axis Capital Holdings, Ltd.	24,700	719,264
Camden Property Trust, REIT	12,800	401,152
Comerica, Inc.	14,470	287,229
Discover Financial Services	68,100	648,993
Douglas Emmett, Inc., REIT	36,635	478,453
Duke Realty Corp., REIT	25,500	279,480
Employers Holdings, Inc.	24,000	396,000
Everest Re Group, Ltd.	16,005	1,218,621
First Midwest Bancorp, Inc.	8,300	165,751
Hatteras Financial Corp., REIT	13,200	351,120
Humana, Inc. *	13,500	503,280
Huntington Bancshares, Inc.	8,900	68,174
International Bancshares Corp.	8,800	192,104
Invesco, Ltd.	30,820	445,041
Kimco Realty Corp., REIT	11,000	201,080
Knight Capital Group, Inc. *	20,900	337,535
Liberty Property Trust, REIT	40,220	918,223
M&T Bank Corp. (a)	8,772	503,601
NASDAQ Omx Group, Inc. *	9,100	224,861
Provident Financial Services, Inc.	41,600	636,480
Reinsurance Group of America, Inc.	12,800	548,096
Sterling Bancshares, Inc.	21,500	130,720
Taubman Centers, Inc., REIT	11,700	297,882
Transatlantic Holdings, Inc.	8,190	328,091
UMB Financial Corp. (a)	11,700	574,938
Unum Group	43,100	801,660
Webster Financial Corp.	28,100	387,218

		14,969,621
Industrial - 14.79%
Acuity Brands, Inc.	21,570	753,009
AGCO Corp. *	23,540	555,308
Alliant Techsystems, Inc. *	5,300	454,528
Armstrong World Industries, Inc. *	18,500	399,970
Avnet, Inc. *	30,700	559,047
Calgon Carbon Corp. *	5,360	82,330
Dover Corp.	36,190	1,191,375
EMCOR Group, Inc. *	23,300	522,619
Esterline Technologies Corp. *	6,800	257,652
Flowserve Corp.	10,010	515,515
FMC Technologies, Inc. *	15,680	373,654
Gardner Denver, Inc. *	17,900	417,786
GrafTech International, Ltd. *	19,100	158,912
Greif, Inc., Class A	8,860	296,190
J.B. Hunt Transport Services, Inc.	19,300	507,011
Joy Global, Inc.	17,900	409,731
Kennametal, Inc.	12,900	286,251
Lennox International, Inc.	14,800	477,892
Overseas Shipholding Group, Inc.	7,500	315,825
Packaging Corp. of America	15,600	209,976
Parker-Hannifin Corp.	15,700	667,878
Precision Castparts Corp.	11,820	703,054
Robbins & Myers, Inc.	7,300	118,041
Shaw Group, Inc. *	8,500	173,995
Teledyne Technologies, Inc. *	7,300	325,215
Timken Company	21,100	414,193
Vishay Intertechnology, Inc. *	61,177	209,225
Wabtec Corp.	11,100	441,225
Werner Enterprises, Inc.	21,000	364,140

		12,161,547
Technology - 6.78%
Acxiom Corp.	11,500	93,265
BMC Software, Inc. *	54,950	1,478,705
Emulex Corp. *	46,430	324,081
Lam Research Corp. *	48,055	1,022,610
NetApp, Inc. *	22,000	307,340
Parametric Technology Corp. *	27,900	352,935
Red Hat, Inc. *	12,200	161,284
Salesforce.com, Inc. *	7,800	249,678
Sybase, Inc. *	24,611	609,615
Synopsys, Inc. *	30,400	563,008
Western Digital Corp. *	23,100	264,495
Wind River Systems, Inc. *	16,700	150,801

		5,577,817
Utilities - 9.80%
AES Corp. *	23,300	191,992
Alliant Energy Corp.	12,700	370,586
Atmos Energy Corp.	10,600	251,220
CenterPoint Energy, Inc.	50,380	635,795
DPL, Inc.	18,440	421,170
El Paso Electric Company *	17,600	318,384
Energen Corp.	22,700	665,791
MDU Resources Group, Inc.	49,699	1,072,504
NV Energy, Inc.	25,400	251,206
Pepco Holdings, Inc.	50,692	900,290
SCANA Corp.	20,400	726,240
UGI Corp.	60,800	1,484,736
Unisource Energy Corp.	13,400	393,424
Westar Energy, Inc.	18,500	379,435

		8,062,773

TOTAL COMMON STOCKS (Cost $111,173,873)		$81,081,371

The accompanying notes are an integral part of the financial statements.

147

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Mid Cap Intersection Trust (continued)
	Shares or Principal Amount	Value

SHORT TERM INVESTMENTS - 5.81%
John Hancock Cash Investment Trust, 1.2465% (c)(f)	$4,774,585	$4,774,585

TOTAL SHORT TERM INVESTMENTS (Cost $4,774,585)		$4,774,585

REPURCHASE AGREEMENTS - 1.09%
Repurchase Agreement with State Street Corp. dated 12/31/2008 at 0.00% to be repurchased at $896,000 on 01/02/2009, collateralized by $800,000 Federal National Mortgage Association, 5.00% due 04/15/2015 (valued at $914,000, including interest)	$896,000	$896,000

TOTAL REPURCHASE AGREEMENTS (Cost $896,000)		$896,000

Total Investments (Mid Cap Intersection Trust) (Cost $116,844,458) - 105.49%		$86,751,956
Liabilities in Excess of Other Assets - (5.49)%		(4,512,488)

TOTAL NET ASSETS - 100.00%		$82,239,468

Mid Cap Stock Trust
	Shares or Principal Amount	Value

COMMON STOCKS - 96.28%

Basic Materials - 2.36%
Albemarle Corp.	16,250	$362,375
Cliffs Natural Resources, Inc.	160,700	4,115,527
FMC Corp.	172,800	7,729,344
Solutia, Inc. * (a)	369,169	1,661,261

		13,868,507
Communications - 8.63%
Ariba, Inc. *	500,700	3,610,047
Atheros Communications, Inc. *	186,400	2,667,384
Corning, Inc.	397,800	3,791,034
Equinix, Inc. * (a)	105,000	5,584,950
McAfee, Inc. *	341,600	11,809,112
MetroPCS Communications, Inc. * (a)	849,400	12,613,590
Netease.com, Inc., ADR * (a)	134,500	2,972,450
NICE Systems, Ltd., ADR *	345,211	7,756,891

		50,805,458
Consumer, Cyclical - 19.92%
Advance Auto Parts, Inc.	300,200	10,101,730
Best Buy Company, Inc.	259,900	7,305,789
BJ’s Wholesale Club, Inc. * (a)	205,389	7,036,627
Burger King Holdings, Inc.	347,300	8,293,524
Delta Air Lines, Inc. *	544,700	6,242,262
Dick’s Sporting Goods, Inc. *	471,100	6,647,221
DreamWorks Animation SKG, Inc., Class A *	390,761	9,870,623
GameStop Corp., Class A *	182,500	3,952,950
JetBlue Airways Corp. *	958,700	6,806,770
Kohl’s Corp. *	188,800	6,834,560
Las Vegas Sands Corp. *	643,800	3,817,734
Marvel Entertainment, Inc. *	315,800	9,710,850
PACCAR, Inc.	212,700	6,083,220
Pool Corp.	151,601	2,724,270
Ryanair Holdings PLC, SADR * (a)	103,700	3,015,596
Staples, Inc.	489,300	8,768,256
The Gap, Inc.	600,400	8,039,356
Wesco International, Inc. *	90,900	1,748,007
Williams-Sonoma, Inc.	35,800	281,388

		117,280,733
Consumer, Non-cyclical - 24.98%
Alexion Pharmaceuticals, Inc. *	66,600	2,410,254
Alkermes, Inc. *	312,799	3,331,310
Amylin Pharmaceuticals, Inc. *	302,333	3,280,313
Auxilium Pharmaceuticals, Inc. * (a)	172,100	4,894,524
Cephalon, Inc. * (a)	130,383	10,044,706
Charles River Laboratories International, Inc. *	220,300	5,771,860
Clorox Company	123,700	6,872,772
Elan Corp. PLC, SADR *	200,700	1,204,200
Global Payments, Inc.	105,700	3,465,903
Heckmann Corp. * (a)	1,075,400	6,076,010
Informatica Corp. *	284,000	3,899,320
Interactive Data Corp.	354,500	8,741,970
ITT Educational Services, Inc. *	66,800	6,344,664
Jarden Corp. * (a)	981,904	11,291,896
McKesson Corp.	281,200	10,890,876
Medicines Company *	184,861	2,723,003
Net 1 UEPS Technologies, Inc. *	350,500	4,801,850
Onyx Pharmaceuticals, Inc. *	56,033	1,914,087
Pharmaceutical Product Development, Inc.	226,800	6,579,468
Ralcorp Holdings, Inc. *	101,300	5,915,920
Regeneron Pharmaceuticals, Inc. * (a)	147,700	2,711,772
Sequenom, Inc. * (a)	101,300	2,009,792
Shionogi & Company, Ltd.	300,753	7,766,966
Smithfield Foods, Inc. * (a)	349,100	4,911,837
St. Jude Medical, Inc. *	191,100	6,298,656
Varian Medical Systems, Inc. *	157,500	5,518,800
Western Union Company	519,485	7,449,415

		147,122,144
Energy - 5.52%
CONSOL Energy, Inc.	113,200	3,235,256
Covanta Holding Corp. *	511,600	11,234,736
EOG Resources, Inc.	76,800	5,113,344
Forest Oil Corp. *	158,800	2,618,612
Smith International, Inc.	119,200	2,728,488
SunPower Corp., Class A * (a)	99,300	3,674,100
Ultra Petroleum Corp. *	113,700	3,923,787

		32,528,323
Financial - 12.44%
ACE, Ltd.	154,200	8,160,264
Allied World Assurance Holdings, Ltd.	106,300	4,315,780
Aon Corp.	115,155	5,260,280
Arch Capital Group, Ltd. *	90,767	6,362,767
Deutsche Boerse AG	73,092	5,288,133
Everest Re Group, Ltd.	104,600	7,964,244
Kimco Realty Corp., REIT	226,800	4,145,904
M&T Bank Corp. (a)	60,200	3,456,082

The accompanying notes are an integral part of the financial statements.

148

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Mid Cap Stock Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Financial (continued)
Marsh & McLennan Companies, Inc.	477,100	$11,579,217
PartnerRe, Ltd.	61,900	4,411,613
State Street Corp.	148,500	5,840,505
W.R. Berkley Corp.	208,600	6,466,600

		73,251,389
Industrial - 13.79%
Aecom Technology Corp. *	420,520	12,922,579
AMETEK, Inc.	182,000	5,498,220
FLIR Systems, Inc. * (a)	324,800	9,964,864
Flowserve Corp.	113,440	5,842,160
Illinois Tool Works, Inc.	157,900	5,534,395
Itron, Inc. * (a)	76,400	4,869,736
Pall Corp.	214,600	6,101,078
Precision Castparts Corp.	88,600	5,269,928
Republic Services, Inc.	242,000	5,999,180
Rolls-Royce Group PLC *	58,137,908	83
Sealed Air Corp.	273,700	4,089,078
Snap-on, Inc.	243,900	9,604,782
Teledyne Technologies, Inc. *	124,200	5,533,110

		81,229,193
Technology - 8.64%
Autonomy Corp. PLC *	497,400	6,921,377
BMC Software, Inc. *	371,500	9,997,065
CACI International, Inc., Class A *	1,100	49,599
NetApp, Inc. *	318,700	4,452,239
ON Semiconductor Corp. *	1,595,000	5,423,000
Red Hat, Inc. *	736,700	9,739,174
Solera Holdings, Inc. *	427,800	10,309,980
UbiSoft Entertainment SA *	203,526	3,993,102

		50,885,536

TOTAL COMMON STOCKS (Cost $685,221,915)		$566,971,283

INVESTMENT COMPANIES - 0.90%

Investment Companies - 0.90%
Midcap SPDR Trust, Series 1	54,400	5,285,559

TOTAL INVESTMENT COMPANIES (Cost $5,263,162)		$5,285,559

SHORT TERM INVESTMENTS - 10.13%
John Hancock Cash Investment Trust, 1.2465% (c)(f)	$59,648,600	$59,648,600

TOTAL SHORT TERM INVESTMENTS (Cost $59,648,600)		$59,648,600

REPURCHASE AGREEMENTS - 3.78%
Bank of New York Tri-Party Repurchase Agreement dated 12/31/2008 at 0.08% to be repurchased at $22,300,099 on 01/02/2009, collateralized by $31,561,638 Federal Home Loan Mortgage Corp., 5.00% due 07/01/2035 (valued at $22,746,001, including interest)	$22,300,000	$22,300,000

TOTAL REPURCHASE AGREEMENTS (Cost $22,300,000)		$22,300,000

Total Investments (Mid Cap Stock Trust) (Cost $772,433,677) - 111.09%		$654,205,442
Liabilities in Excess of Other Assets - (11.09)%		(65,319,780)

TOTAL NET ASSETS - 100.00%		$588,885,662

Mid Cap Value Trust
	Shares or Principal Amount	Value

COMMON STOCKS - 92.61%

Basic Materials - 2.24%
Eastman Chemical Company	73,981	$2,345,937
Valspar Corp.	92,710	1,677,124

		4,023,061
Communications - 18.01%
ADC Telecommunications, Inc. *	308,462	1,687,287
CenturyTel, Inc.	144,173	3,940,248
Embarq Corp.	152,533	5,485,087
Gannett Company, Inc.	67,778	542,224
Interpublic Group of Companies, Inc. *	705,416	2,793,447
JDS Uniphase Corp. *	524,509	1,914,458
McAfee, Inc. *	101,229	3,499,487
Qwest Communications International, Inc.	1,458,750	5,309,850
Tellabs, Inc. *	658,891	2,714,631
Windstream Corp.	483,141	4,444,897

		32,331,616
Consumer, Cyclical - 9.46%
ArvinMeritor, Inc.	110,964	316,247
Brinker International, Inc.	239,432	2,523,613
Darden Restaurants, Inc.	71,448	2,013,405
Foot Locker, Inc.	150,197	1,102,446
Genuine Parts Company	105,740	4,003,316
Goodyear Tire & Rubber Company *	208,490	1,244,685
Macy’s, Inc.	134,248	1,389,467
OfficeMax, Inc.	277,077	2,116,868
W.W. Grainger, Inc.	28,872	2,276,269

		16,986,316
Consumer, Non-cyclical - 19.95%
Archer-Daniels-Midland Company	64,000	1,845,120
Coca-Cola Enterprises, Inc.	270,239	3,250,975
Covidien, Ltd.	66,581	2,412,895
Dean Foods Company *	147,559	2,651,635
Healthsouth Corp. *	166,010	1,819,469

The accompanying notes are an integral part of the financial statements.

149

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Mid Cap Value Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Consumer, Non-cyclical (continued)
King Pharmaceuticals, Inc. *	477,972	$5,076,063
Mylan, Inc. *	540,612	5,346,653
R.R. Donnelley & Sons Company	189,905	2,578,910
Safeway, Inc.	154,893	3,681,807
Smithfield Foods, Inc. *	235,355	3,311,445
The Kroger Company	144,760	3,823,112

		35,798,084
Energy - 7.37%
CMS Energy Corp.	431,025	4,357,663
EOG Resources, Inc.	41,585	2,768,729
Halliburton Company	120,277	2,186,636
Range Resources Corp.	75,739	2,604,664
Transocean, Ltd. *	27,651	1,306,510

		13,224,202
Financial - 9.67%
ACE, Ltd.	73,437	3,886,286
Capital One Financial Corp.	46,664	1,488,115
Comerica, Inc.	99,970	1,984,404
Conseco, Inc. *	290,556	1,505,080
Fifth Third Bancorp	170,999	1,412,452
M&T Bank Corp.	40,544	2,327,631
PartnerRe, Ltd.	36,585	2,607,413
Zions Bancorp	87,545	2,145,728

		17,357,109
Industrial - 16.92%
Ball Corp.	112,477	4,677,918
Cummins, Inc.	55,447	1,482,098
Eaton Corp.	27,831	1,383,479
Hubbell, Inc., Class B	60,963	1,992,271
KBR, Inc.	127,515	1,938,228
Owens Corning, Inc. *	81,212	1,404,968
Pactiv Corp. *	171,059	4,255,948
Pentair, Inc.	21,642	512,266
Republic Services, Inc.	145,162	3,598,566
Snap-on, Inc.	83,536	3,289,648
Textron, Inc.	93,125	1,291,644
Timken Company	178,743	3,508,725
Tyco International, Ltd.	47,760	1,031,616

		30,367,375
Technology - 1.45%
Marvell Technology Group, Ltd. *	114,080	760,914
Sybase, Inc. *	74,274	1,839,767

		2,600,681
Utilities - 7.54%
Ameren Corp.	123,571	4,109,971
NiSource, Inc.	303,708	3,331,677
Northeast Utilities	209,009	5,028,756
Southwest Gas Corp.	41,971	1,058,509

		13,528,913

TOTAL COMMON STOCKS (Cost $269,727,325)		$166,217,357

REPURCHASE AGREEMENTS - 6.14%
Repurchase Agreement with State Street Corp. dated 12/31/2008 at 0.00% to be repurchased at $11,018,000 on 01/02/2009, collateralized by $9,505,000 Federal Home Loan Bank, 5.125% due 03/14/2036 (valued at $11,239,663, including interest)	$11,018,000	$11,018,000

TOTAL REPURCHASE AGREEMENTS (Cost $11,018,000)		$11,018,000

Total Investments (Mid Cap Value Trust) (Cost $280,745,325) - 98.75%		$177,235,357
Other Assets in Excess of Liabilities - 1.25%		2,237,737

TOTAL NET ASSETS - 100.00%		$179,473,094

Mid Cap Value Equity Trust
	Shares or Principal Amount	Value

COMMON STOCKS - 97.22%

Basic Materials - 6.38%
Eastman Chemical Company	20,609	$653,511
Freeport-McMoRan Copper & Gold, Inc., Class B	11,026	269,476
Lubrizol Corp.	12,026	437,626
Nucor Corp.	11,040	510,048
PPG Industries, Inc.	13,694	581,036
Rayonier, Inc.	13,782	432,066
United States Steel Corp.	3,874	144,113

		3,027,876
Communications - 4.91%
CenturyTel, Inc.	12,121	331,267
Embarq Corp.	9,269	333,313
McAfee, Inc. *	17,047	589,315
Qwest Communications International, Inc. (a)	197,183	717,746
Windstream Corp.	39,235	360,962

		2,332,603
Consumer, Cyclical - 13.80%
AMR Corp. * (a)	24,313	259,420
ArvinMeritor, Inc. (a)	8,156	23,245
Bed Bath & Beyond, Inc. *	12,819	325,859
Centex Corp.	13,686	145,619
Continental Airlines, Inc., Class B *	13,236	239,042
D.R. Horton, Inc.	21,096	149,149
Delta Air Lines, Inc. *	54,591	625,613
Family Dollar Stores, Inc.	31,486	820,840
Genuine Parts Company	6,116	231,552
Hasbro, Inc.	10,826	315,794
KB Home	10,264	139,796
Macy’s, Inc.	30,254	313,129
Mohawk Industries, Inc. *	7,343	315,529
National Cinemedia, Inc.	27,188	275,686
Pulte Homes, Inc.	13,104	143,227
Regal Entertainment Group, Class A	40,178	410,217
Royal Caribbean Cruises, Ltd. (a)	42,142	579,453

The accompanying notes are an integral part of the financial statements.

150

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Mid Cap Value Equity Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Consumer, Cyclical (continued)
UAL Corp. *	11,366	$125,253
US Airways Group, Inc. *	32,691	252,701
VF Corp.	9,333	511,168
Whirlpool Corp.	8,461	349,862

		6,552,154
Consumer, Non-cyclical - 8.03%
Covance, Inc. *	5,461	251,370
Hospira, Inc. *	9,182	246,261
King Pharmaceuticals, Inc. *	28,321	300,769
Lorillard, Inc.	23,216	1,308,222
McKesson Corp.	5,861	226,996
Mylan, Inc. * (a)	100,530	994,242
Ritchie Brothers Auctioneers, Inc. (a)	22,582	483,706

		3,811,566
Energy - 10.94%
BJ Services Company	45,488	530,845
Cameron International Corp. *	16,439	337,000
Chesapeake Energy Corp.	15,292	247,272
El Paso Corp.	42,710	334,419
Enbridge, Inc.	24,705	802,171
Equitable Resources, Inc.	6,998	234,783
Newfield Exploration Company *	18,177	358,996
Pioneer Natural Resources Company	16,102	260,530
Questar Corp.	11,168	365,082
Southwestern Energy Company *	18,827	545,418
Sunoco, Inc.	6,100	265,106
Transocean, Ltd. *	4,498	212,531
Ultra Petroleum Corp. *	10,991	379,299
Weatherford International, Ltd. *	29,762	322,025

		5,195,477
Financial - 24.14%
Aon Corp.	19,716	900,627
Arch Capital Group, Ltd. *	3,464	242,826
Assurant, Inc.	19,857	595,710
Avalon Bay Communities, Inc., REIT	5,828	353,060
Axis Capital Holdings, Ltd.	30,047	874,969
Boston Properties, Inc., REIT	3,286	180,730
CIT Group, Inc.	111,866	507,872
Cullen Frost Bankers, Inc.	4,109	208,244
Equity Residential, REIT	15,951	475,659
Everest Re Group, Ltd.	21,052	1,602,898
General Growth Properties, Inc., REIT	52,753	68,051
Humana, Inc. *	12,830	478,302
Huntington Bancshares, Inc.	28,576	218,892
Invesco, Ltd.	28,537	412,074
KeyCorp	26,276	223,871
Lincoln National Corp.	24,005	452,254
M&T Bank Corp. (a)	3,143	180,440
Marsh & McLennan Companies, Inc.	19,863	482,075
PartnerRe, Ltd.	20,222	1,441,222
Regions Financial Corp.	23,983	190,905
The St. Joe Company *	11,140	270,925
Ventas, Inc., REIT	6,977	234,218
Willis Group Holdings, Ltd.	18,760	466,749
XL Capital, Ltd., Class A	107,381	397,310

		11,459,883
Industrial - 16.59%
A.O. Smith Corp.	11,028	325,547
AGCO Corp. *	9,134	215,471
Celestica, Inc. *	69,612	320,911
Cemex SA de CV, SADR * (a)	37,854	345,986
Chicago Bridge & Iron Company N.V.	13,671	137,394
Cooper Industries, Ltd., Class A	25,387	742,062
CSX Corp.	13,198	428,539
Cummins, Inc.	6,784	181,336
Eaton Corp.	18,740	931,565
Fluor Corp.	5,055	226,818
Foster Wheeler, Ltd. *	9,490	221,876
Goodrich Corp.	16,147	597,762
Ingersoll-Rand Company, Ltd., Class A	25,910	449,538
Insituform Technologies, Inc., Class A *	5,056	99,553
Jacobs Engineering Group, Inc. *	5,366	258,105
Kansas City Southern *	20,618	392,773
KBR, Inc.	8,251	125,415
Manitowoc Company, Inc.	27,319	236,583
McDermott International, Inc. *	11,429	112,918
Parker-Hannifin Corp.	8,856	376,734
Reddy Ice Holdings, Inc.	12,811	18,448
Rockwell Automation, Inc.	7,847	252,987
Stanley Works	19,899	678,556
Terex Corp. *	11,594	200,808

		7,877,685
Technology - 6.47%
Adobe Systems, Inc. *	10,877	231,571
Agilent Technologies, Inc. *	29,215	456,631
ASML Holding NV	13,349	241,217
Autodesk, Inc. *	12,575	247,099
BMC Software, Inc. *	12,055	324,400
Lam Research Corp. *	14,578	310,220
LSI Logic Corp. *	104,829	344,887
Maxim Integrated Products, Inc.	29,788	340,179
Microchip Technology, Inc.	19,227	375,503
Micron Technology, Inc. *	75,455	199,201

		3,070,908
Utilities - 5.96%
Allegheny Energy, Inc.	17,222	583,137
DTE Energy Company	9,614	342,931
Pepco Holdings, Inc.	29,010	515,218
Pinnacle West Capital Corp.	6,247	200,716
Sempra Energy	16,208	690,947
Wisconsin Energy Corp.	11,778	494,441

		2,827,390

TOTAL COMMON STOCKS (Cost $68,394,266)		$46,155,542

The accompanying notes are an integral part of the financial statements.

151

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Mid Cap Value Equity Trust (continued)
	Shares or Principal Amount	Value

CONVERTIBLE BONDS - 0.50%

Communications - 0.50%
Qwest Communications International, Inc. 3.50% due 11/15/2025	$289,000	$239,804

TOTAL CONVERTIBLE BONDS (Cost $390,872)		$239,804

SHORT TERM INVESTMENTS - 5.76%
John Hancock Cash Investment Trust, 1.2465% (c)(f)	$2,733,824	$2,733,824

TOTAL SHORT TERM INVESTMENTS (Cost $2,733,824)		$2,733,824

Total Investments (Mid Cap Value Equity Trust) (Cost $71,518,962) - 103.48%		$49,129,170
Liabilities in Excess of Other Assets - (3.48)%		(1,651,651)

TOTAL NET ASSETS - 100.00%		$47,477,519

Mid Value Trust
	Shares or Principal Amount	Value

COMMON STOCKS - 88.56%

Basic Materials - 6.16%
Alcoa, Inc.	109,200	$1,229,592
AngloGold Ashanti, Ltd., SADR	36,600	1,014,186
Biogen Idec, Inc. *	6,600	314,358
Domtar Corp. *	166,800	278,556
Franco-Nevada Corp.	35,600	617,842
Franco-Nevada Corp.	4,800	82,741
Freeport-McMoRan Copper & Gold, Inc.,Class B	23,000	562,120
International Flavors & Fragrances, Inc.	25,500	757,860
International Paper Company	64,800	764,640
Weyerhaeuser Company	48,100	1,472,341

		7,094,236
Communications - 6.36%
Cablevision Systems Corp., Class A	1,800	30,312
Cox Radio, Inc., Class A *	17,200	103,372
Discovery Communications, Inc., Series A *	14,850	210,276
Discovery Communications, Inc., Series C *	18,850	252,402
DISH Network Corp. *	64,300	713,087
Expedia, Inc. *	36,200	298,288
Meredith Corp. (a)	83,300	1,426,096
Motorola, Inc.	188,500	835,055
Scripps Networks Interactive, Inc., Class A	25,800	567,600
Telephone & Data Systems, Inc. - Special Shares	38,200	1,073,420
Telephone & Data Systems, Inc.	12,000	381,000
The Washington Post Company, Class B	1,500	585,375
Time Warner Cable, Inc. *	25,200	540,540
Viacom, Inc., Class B *	16,100	306,866

		7,323,689
Consumer, Cyclical - 8.80%
Ascent Media Corp., Class A *	1,435	31,340
Bed Bath & Beyond, Inc. *	30,500	775,310
CarMax, Inc. * (a)	20,400	160,752
Cintas Corp.	28,300	657,409
Family Dollar Stores, Inc.	14,800	385,836
Harman International Industries, Inc.	6,500	108,745
Mattel, Inc.	137,200	2,195,200
Scholastic Corp.	74,124	1,006,604
Southwest Airlines Company	240,000	2,068,800
The Gap, Inc.	138,100	1,849,159
The TJX Companies, Inc.	20,400	419,628
Tiffany & Company	6,300	148,869
TRW Automotive Holdings Corp. *	89,800	323,280

		10,130,932
Consumer, Non-cyclical - 20.85%
Alberto-Culver Company	58,000	1,421,580
Boston Scientific Corp. *	185,400	1,434,996
Brown Forman Corp., Class B	8,900	458,261
Career Education Corp. * (a)	90,900	1,630,746
Coca-Cola Enterprises, Inc.	158,292	1,904,253
ConAgra Foods, Inc.	61,900	1,021,350
Equifax, Inc.	19,400	514,488
Fortune Brands, Inc.	43,300	1,787,424
Healthsouth Corp. * (a)	124,660	1,366,274
Hershey Company	62,100	2,157,354
Hormel Foods Corp.	7,400	229,992
J.M. Smucker Company	11,900	515,984
Lincare Holdings, Inc. *	53,500	1,440,755
Manpower, Inc.	41,800	1,420,782
McCormick & Company, Inc.	12,800	407,808
OSI Pharmaceuticals, Inc. * (a)	6,500	253,825
Sara Lee Corp.	41,000	401,390
Sepracor, Inc. *	46,400	509,472
St. Jude Medical, Inc. *	21,700	715,232
Sysco Corp.	75,100	1,722,794
Tootsie Roll Industries, Inc.	22,481	575,738
Valeant Pharmaceuticals International * (a)	13,200	302,280
Weight Watchers International, Inc.	41,150	1,210,633
Zimmer Holdings, Inc. *	14,800	598,216

		24,001,627
Energy - 7.98%
Baker Hughes, Inc.	27,700	888,339
BJ Services Company	102,800	1,199,676
Cimarex Energy Company	49,700	1,330,966
Compton Petroleum Corp. *	20,800	16,640
Duke Energy Corp.	38,800	582,388
Murphy Oil Corp.	46,400	2,057,840
Nexen, Inc. (a)	105,800	1,859,964
Petro-Canada	57,500	1,258,675

		9,194,488
Financial - 20.46%
Allstate Corp.	17,900	586,404
Axis Capital Holdings, Ltd.	44,600	1,298,752
CIGNA Corp.	42,200	711,070
Cincinnati Financial Corp.	55,200	1,604,664
Commerce Bancshares, Inc.	46,656	2,050,531
Discover Financial Services	162,600	1,549,578
First American Corp.	30,800	889,812

The accompanying notes are an integral part of the financial statements.

152

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Mid Value Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Financial (continued)
First Horizon National Corp.	14,679	$155,155
First Niagara Financial Group, Inc.	109,600	1,772,232
Janus Capital Group, Inc.	129,400	1,039,082
Legg Mason, Inc.	4,600	100,786
Marsh & McLennan Companies, Inc.	58,900	1,429,503
Montpelier Re Holdings, Ltd.	39,600	664,884
Northern Trust Corp.	32,900	1,715,406
OneBeacon Insurance Group, Ltd.	42,100	439,524
Progressive Corp.	97,800	1,448,418
Prudential Financial, Inc.	12,100	366,146
The St. Joe Company *	48,800	1,186,816
The Travelers Companies, Inc.	18,017	814,368
Valley National Bancorp (a)	43,792	886,788
WestAmerica Bancorp (a)	18,800	961,620
Willis Group Holdings, Ltd.	36,300	903,144
Wilmington Trust Corp. (a)	44,300	985,232

		23,559,915
Industrial - 4.73%
AVX Corp. (a)	116,900	928,186
Dover Corp.	14,900	490,508
Molex, Inc.	114,600	1,484,070
Nalco Holding Company	68,100	785,874
Raytheon Company	2,000	102,080
Rockwell Collins, Inc.	4,400	171,996
Tyco Electronics, Ltd.	65,300	1,058,513
Waters Corp. *	11,700	428,805

		5,450,032
Technology - 5.97%
ASML Holding NV (a)	26,500	478,855
Automatic Data Processing, Inc.	10,500	413,070
Electronic Arts, Inc. *	50,000	802,000
Fairchild Semiconductor International, Inc. *	109,200	533,988
Novellus Systems, Inc. *	123,000	1,517,820
Seagate Technology	108,600	481,098
Synopsys, Inc. *	26,100	483,372
Teradyne, Inc. *	111,900	472,218
Total Systems Services, Inc.	92,086	1,289,204
Xilinx, Inc.	22,400	399,168

		6,870,793
Utilities - 7.25%
Ameren Corp.	24,200	804,892
Constellation Energy Group, Inc.	700	17,563
Dynegy, Inc., Class A *	54,100	108,200
Mirant Corp. *	123,900	2,337,993
NiSource, Inc.	119,900	1,315,303
NRG Energy, Inc. * (a)	50,600	1,180,498
Pinnacle West Capital Corp.	57,700	1,853,901
PNM Resources, Inc.	58,500	589,680
Teco Energy, Inc.	11,200	138,320

		8,346,350

TOTAL COMMON STOCKS (Cost $135,594,514)		$101,972,062

CORPORATE BONDS - 1.32%

Consumer, Non-cyclical - 0.10%
Henry Schein, Inc. 3.00% due 08/15/2034	$118,000	$116,618

Financial - 0.73%
Prudential Financial, Inc. 1.1888% due 12/15/2037 (b)	881,000	839,688

Industrial - 0.49%
Allied Waste North America, Inc. 4.25% due 04/15/2034	640,000	566,632

TOTAL CORPORATE BONDS (Cost $1,451,763)		$1,522,938

CONVERTIBLE BONDS - 3.70%

Basic Materials - 1.14%
Newmont Mining Corp. 1.625% due 07/15/2017	1,223,000	1,313,306
Communications - 1.06%
Lucent Technologies, Inc., Series B 2.75% due 06/15/2025	1,916,000	900,520
Omnicom Group, Inc. 0.01% due 02/07/2031	323,000	319,274

		1,219,794
Financial - 1.50%
AngloGold Ashanti Holdings PLC, Series REGS 2.375% due 02/27/2009	1,760,000	1,724,800

TOTAL CONVERTIBLE BONDS (Cost $5,090,917)		$4,257,900

SHORT TERM INVESTMENTS - 13.20%
John Hancock Cash Investment Trust, 1.2465% (c)(f)	$7,151,453	$7,151,453
T. Rowe Price Reserve Investment Fund,1.5309%	8,023,564	8,045,253

TOTAL SHORT TERM INVESTMENTS (Cost $15,196,706)		$15,196,706

Total Investments (Mid Value Trust) (Cost $157,333,900) - 106.78%		$122,949,606
Liabilities in Excess of Other Assets - (6.78)%		(7,809,333)

TOTAL NET ASSETS - 100.00%		$115,140,273

Mutual Shares Trust
	Shares or Principal Amount	Value

COMMON STOCKS - 82.03%

Bermuda - 0.63%
Tyco Electronics, Ltd.	152,426	$2,470,826
Canada - 0.24%
ACE Aviation Holdings, Inc. *	68,699	375,632
MDS, Inc. *	90,598	554,083

		929,715
Denmark - 1.02%
A P Moller Maersk AS	437	2,351,717
Carlsberg AS, B Shares	28,392	928,126

The accompanying notes are an integral part of the financial statements.

153

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Mutual Shares Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Denmark (continued)
Danske Bank AS	72,765	$733,034

		4,012,877
France - 4.01%
Carrefour SA	93,290	3,606,070
GDF Suez	52,964	2,628,979
Groupe DANONE	40,497	2,446,823
Pernod-Ricard SA	61,558	4,573,015
Total SA	44,353	2,438,492

		15,693,379

Germany - 5.19%
Daimler AG	40,555	1,545,221
Deutsche Post AG	218,010	3,687,344
E.ON AG	155,912	6,122,224
Linde AG	51,461	4,319,047
Siemens AG	61,533	4,632,416

		20,306,252

Hong Kong - 0.32%
Link, REIT	749,591	1,246,951

Italy - 0.43%
Intesa Sanpaolo SpA	463,937	1,685,339

Japan - 0.77%
Japan Tobacco, Inc.	905	2,997,668

Netherlands - 3.38%
DSM NV	52,629	1,350,526
Koninklijke (Royal) KPN NV	223,874	3,254,778
Koninklijke (Royal) Philips Electronics NV	130,395	2,585,305
Royal Dutch Shell PLC, A Shares	179,042	4,733,798
TNT Post Group NV	66,333	1,288,544

		13,212,951

Norway - 1.23%
Orkla ASA	725,111	4,824,677

Singapore - 0.36%
Keppel Corp., Ltd.	469,868	1,426,562

South Korea - 0.55%
KT&G Corp. *	34,368	2,173,898

Spain - 0.87%
Telefonica SA	151,423	3,417,870

Sweden - 0.76%
Ericsson (LM), Series B	203,234	1,584,387
SKF AB, B Shares	132,188	1,345,160
Telefonaktiebolaget LM Ericsson, SADR (a)	4,408	34,426

		2,963,973
Switzerland - 3.96%
Nestle SA	194,743	7,711,455
Novartis AG	72,537	3,632,756
Transocean, Ltd. *	39,065	1,845,821
Zurich Financial Services AG	10,611	2,318,301

		15,508,333

United Kingdom - 6.04%
BP PLC	290,875	2,245,387
British American Tobacco PLC	367,887	9,597,005
Cadbury PLC	386,150	3,412,188
Imperial Tobacco Group PLC	314,039	8,388,279
Mondi, Ltd.	1,057	3,853

		23,646,712

United States - 52.27%
ACE, Ltd.	72,243	3,823,100
AK Steel Holding Corp.	59,509	554,624
Alexander's, Inc., REIT *	9,783	2,493,687
Alleghany Corp. *	5,585	1,574,970
Alliance Data Systems Corp. *	65,765	3,060,045
Altria Group, Inc.	244,254	3,678,465
ArcelorMittal (a)	60,813	1,495,392
Baker Hughes, Inc.	47,902	1,536,217
Berkshire Hathaway, Inc., Class B *	4,139	13,302,746
Brown Forman Corp., Class B	27,598	1,421,021
Cerberus Investors I LLC *	384,193	105,394
Cerberus Investors II LLC *	384,193	105,394
Cerberus Investors III LLC *	192,097	52,697
CIT Group, Inc.	313,106	1,421,501
Cliffs Natural Resources, Inc.	50,167	1,284,777
Coca-Cola Enterprises, Inc.	95,161	1,144,787
Comcast Corp., Special Class A	622,369	10,051,259
Community Health Systems, Inc. *	58,797	857,260
Conseco, Inc. *	111,954	579,922
Constellation Energy Group, Inc.	125,291	3,143,551
CVS Caremark Corp.	285,591	8,207,885
Dana Holding Corp. *	1,761	1,303
Dell, Inc. *	428,916	4,392,100
Delta Air Lines, Inc. *	102,373	1,173,195
Diebold, Inc.	36,273	1,018,909
Domtar Corp. *	471,524	787,445
Dr Pepper Snapple Group, Inc. *	175,528	2,852,330
Eastman Kodak Company (a)	252,056	1,658,529
Entergy Corp.	24,747	2,057,218
Exelon Corp.	63,996	3,558,818
Exterran Holdings, Inc. * (a)	63,948	1,362,092
Federal Signal Corp.	70,426	578,197
Fifth Third Bancorp	120,260	993,348
Forestar Real Estate Group, Inc. * (a)	42,160	401,363
GenCorp, Inc. *	55,258	203,349
Genentech, Inc. *	39,227	3,252,311
Goldman Sachs Group, Inc.	16,473	1,390,157
Goodyear Tire & Rubber Company *	120,462	719,158
Guaranty Bancorp *	21,927	43,854
Harley-Davidson, Inc.	34,663	588,231
Hillenbrand, Inc.	42,363	706,615
International Paper Company	290,510	3,428,018
JPMorgan Chase & Company	102,517	3,232,361
Kraft Foods, Inc., Class A	205,918	5,528,898
Lear Corp. *	66,751	94,119
Lorillard, Inc.	16,454	927,183
LSI Logic Corp. *	747,099	2,457,956
Marathon Oil Corp.	146,170	3,999,211
Mattel, Inc.	366,057	5,856,912
Maxim Integrated Products, Inc.	181,374	2,071,291
MeadWestvaco Corp.	35,304	395,052

The accompanying notes are an integral part of the financial statements.

154

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Mutual Shares Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

United States (continued)
Microsoft Corp.	383,424	$7,453,763
Motorola, Inc.	561,367	2,486,856
News Corp., Class A	701,353	6,375,299
Noble Energy, Inc.	35,920	1,767,982
Old Republic International Corp.	193,162	2,302,491
Owens Corning, Inc. * (a)	104,458	1,807,123
Philip Morris International, Inc.	48,214	2,097,791
Pride International, Inc. *	52,846	844,479
Prudential Financial, Inc.	59,158	1,790,121
Quest Diagnostics, Inc.	27,187	1,411,277
Qwest Communications International, Inc. (a)	1,748,561	6,364,762
Reynolds American, Inc.	143,756	5,794,804
Schering-Plough Corp.	35,800	609,674
Temple-Inland, Inc.	114,303	548,654
Tenet Healthcare Corp. *	739,009	849,860
The Kroger Company	168,389	4,447,154
The St. Joe Company * (a)	34,217	832,157
The Travelers Companies, Inc.	41,367	1,869,788
Time Warner, Inc.	472,733	4,755,694
Tyco International, Ltd.	113,807	2,458,231
U.S. Bancorp	115,356	2,885,054
United Technologies Corp.	74,551	3,995,934
UST, Inc.	53,640	3,721,543
Valeant Pharmaceuticals International * (a)	93,421	2,139,341
Ventas, Inc., REIT	33,726	1,132,182
Viacom, Inc., Class B *	168,600	3,213,516
Virgin Media, Inc. (a)	288,797	1,441,097
Watson Pharmaceuticals, Inc. *	48,559	1,290,213
Weyerhaeuser Company (a)	192,457	5,891,109
White Mountains Insurance Group, Ltd.	20,381	5,443,969
Yahoo!, Inc. *	76,007	927,285

		204,573,420

TOTAL COMMON STOCKS (Cost $490,333,291)		$321,091,403

PREFERRED STOCKS - 0.00%

United States - 0.00%
Dana Holding Corp., Series B *	150	9

TOTAL PREFERRED STOCKS (Cost $15,000)		$9

TERM LOANS - 1.01%

United States - 1.01%
Boston Generating LLC
3.6369% due 12/21/2013 (b)	71,500	42,126
3.6369% due 12/21/2013 (b)	20,000	11,783
6.0119% due 12/21/2013 (b)	316,592	186,526
Calpine Corp.
6.645% due 03/29/2014 (b)	2,561,021	1,878,691
First Data Corp.
6.5119% due 09/24/2014 (b)	158,598	101,446
6.5119% due 09/24/2014 (b)	148,723	94,030
6.5229% due 09/24/2014 (b)	604,769	381,259
Realogy Corp.
3.04% due 10/10/2013 (b)	77,235	48,014
5.6788% due 10/10/2013 (b)	833,300	518,035
6.50% due 10/10/2013 (b)	286,832	178,314
7.2888% due 10/10/2013 (b)	51,998	32,326
Texas Competitive Electric Holdings Company LLC
7.2619% due 10/10/2014 (b)	164,583	114,385
7.2619% due 10/10/2014 (b)	552,402	378,163

		3,965,098

TOTAL TERM LOANS (Cost $4,414,630)		$3,965,098

CORPORATE BONDS - 0.06%

United States - 0.06%

Cerberus Investors I LLC 12.00% due 07/31/2014 (b)	337,200	92,503

Cerberus Investors II LLC 12.00% due 07/31/2014 (b)	337,200	92,503
Cerberus Investors III LLC 12.00% due 07/31/2014 (b)	168,600	46,251
Northwest Airlines zero coupon due 01/16/2017	170,000	107
Tropicana Entertainment LLC 9.625% due 12/15/2014	1,180,000	11,800
Trump Entertainment Resorts, Inc. 8.50% due 06/01/2015	33,000	4,373

		247,537

TOTAL CORPORATE BONDS (Cost $1,711,728)		$247,537

SPECIAL PURPOSE VEHICLESS - 0.21%
United States - 0.21%
Pontus I LLC 6.117% due 07/24/2009 (b)	773,578	779,980
Pontus II Trust 7.5163% due 06/25/2009 (b)	122,372	21,183

		801,163

TOTAL SPECIAL PURPOSE VEHICLESS (Cost $1,563,390)		$801,163

SHORT TERM INVESTMENTS - 21.12%
Federal Home Loan Bank Discount Notes
zero coupon due 01/02/2009 to 09/14/2009	$45,600,000	$45,351,623
zero coupon due 11/20/2009 to 12/01/2009 (a)	10,000,000	9,922,764
John Hancock Cash
Investment Trust, 1.2465% (c)(f)	27,381,035	27,381,035

TOTAL SHORT TERM INVESTMENTS (Cost $82,609,853)		$82,655,422

The accompanying notes are an integral part of the financial statements.

155

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Mutual Shares Trust (continued)

	Shares or Principal Amount	Value

REPURCHASE AGREEMENTS - 3.15%

Repurchase Agreement with State Street Corp. dated 12/31/2008 at 0.00% to be repurchased at $12,317,000 on 01/02/2009, collateralized by $11,000,000 Federal National Mortgage Association, 5.00% due 04/15/2015 (valued at $12,567,500, including interest)	$12,317,000	$12,317,000

TOTAL REPURCHASE AGREEMENTS (Cost $12,317,000)		$12,317,000

Total Investments (Mutual Shares Trust) (Cost $592,964,892) - 107.58%		$421,077,632
Liabilities in Excess of Other Assets - (7.58)%		(29,668,255)

TOTAL NET ASSETS - 100.00%		$391,409,377

The portfolio had the following five top industry concentrations as of December 31, 2008 (as a percentage of total net assets):
Tobacco	10.06%
Food & Beverages	8.54%
Insurance	5.03%
Electrical Utilities	3.80%
Cable & Television	3.76%

Natural Resources Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 97.35%

Basic Materials - 23.06%
Alumina, Ltd.	3,113,614	$3,136,913
Anglo American PLC	167,375	3,906,046
Anglo Platinum, Ltd.	158,399	8,944,866
AngloGold Ashanti, Ltd., SADR	227,065	6,291,971
ArcelorMittal (a)	163,394	4,017,858
Barrick Gold Corp.	184,572	6,786,712
Cameco Corp. (a)	459,178	7,920,820
Companhia Vale Do Rio Doce, SADR	1,285,996	13,695,857
Freeport-McMoRan Copper & Gold, Inc., Class B (a)	154,370	3,772,803
Gold Fields, Ltd.	534,645	5,329,960
POSCO, SADR (a)	63,200	4,755,800
Sumitomo Metal Industries, Ltd.	1,902,000	4,698,165
Vedanta Resources PLC	631,394	5,669,684
Xstrata PLC	690,846	6,464,493

		85,391,948

Energy - 74.29%
Baker Hughes, Inc.	215,300	6,904,671
BP PLC, SADR	311,173	14,544,226
Canadian Natural Resources, Ltd.	398,567	15,739,280
Chesapeake Energy Corp.	453,600	7,334,712
ConocoPhillips	82,859	4,292,096
CONSOL Energy, Inc.	325,414	9,300,332
Denbury Resources, Inc. *	557,800	6,091,176
Devon Energy Corp.	79,000	5,191,090
EnCana Corp. - CAD	373,508	17,233,711
Eni SpA, SADR	106,100	5,073,702
EOG Resources, Inc.	281,031	18,711,044
Equitable Resources, Inc. (a)	241,040	8,086,892
Exxon Mobil Corp.	173,795	13,874,055
Gazprom OAO, SADR	542,135	7,810,697
Halliburton Company	278,998	5,072,184
Lukoil Oil Company, ADR	101,673	3,212,867
Marathon Oil Corp.	294,572	8,059,490
Newfield Exploration Company *	198,148	3,913,423
Noble Energy, Inc.	117,636	5,790,044
Peabody Energy Corp.	214,700	4,884,425
Petro-Canada	236,069	5,109,570
Petroleo Brasileiro SA, ADR	504,504	12,355,303
Reliance Industries, Ltd., GDR	88,483	4,568,888
Rosneft Oil Company, GDR *	832,314	3,121,177
Royal Dutch Shell PLC, ADR	303,431	16,063,637
Suncor Energy, Inc. - CAD	512,686	9,850,880
Talisman Energy, Inc.	909,302	8,971,485
Total SA, ADR	266,438	14,734,021
Transocean, Ltd. *	57,307	2,707,756
Ultra Petroleum Corp. *	120,800	4,168,808
Valero Energy Corp.	408,834	8,847,168
XTO Energy, Inc.	379,742	13,393,500

		275,012,310

TOTAL COMMON STOCKS (Cost $564,074,026)		$360,404,258

PREFERRED STOCKS - 0.18%

Basic Materials - 0.18%
Anglo Platinum, Ltd., 6.38% (h)	31,852	651,166
TOTAL PREFERRED STOCKS (Cost $805,818)		$651,166

SHORT TERM INVESTMENTS - 6.41%
John Hancock Cash
Investment Trust, 1.2465% (c)(f)	$23,747,975	$23,747,975
TOTAL SHORT TERM INVESTMENTS (Cost $23,747,975)		$23,747,975
REPURCHASE AGREEMENTS - 2.30%
Bank of New York Tri-Party Repurchase Agreement dated 12/31/2008 at 0.08% to be repurchased at $8,500,038 on 01/02/2009, collateralized by $12,030,221 Federal Home Loan Mortgage Corp., 5.00% due 07/01/2035 (valued at $8,670,000, including interest)	$8,500,000	$8,500,000

TOTAL REPURCHASE AGREEMENTS (Cost $8,500,000)		$8,500,000

Total Investments (Natural Resources Trust) (Cost $597,127,819) - 106.24%		$393,303,399
Liabilities in Excess of Other Assets - (6.24)%		(23,109,992)

TOTAL NET ASSETS - 100.00%		$370,193,407

The accompanying notes are an integral part of the financial statements.

156

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Optimized All Cap Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 98.75%

Basic Materials - 4.46%
Anglo American PLC, ADR	783,044	$9,098,971
ArcelorMittal (a)	69,160	1,700,644
E.I. Du Pont de Nemours & Company	159,328	4,030,998
Eli Lilly & Company	210,762	8,487,386
Innophos Holdings, Inc.	315,611	6,252,254
Praxair, Inc.	79,266	4,705,230
Rio Tinto PLC, SADR (a)	93,017	8,270,142
United States Steel Corp.	233,380	8,681,736

		51,227,361
Communications - 4.22%
Adaptec, Inc. *	833,436	2,750,339
AT&T, Inc.	392,464	11,185,224
CenturyTel, Inc.	205,416	5,614,019
Comcast Corp., Class A (a)	372,847	6,293,658
Juniper Networks, Inc. *	204,614	3,582,791
Nippon Telegraph & Telephone Corp., ADR	545,394	14,829,263
Viacom, Inc., Class B *	219,434	4,182,412

		48,437,706
Consumer, Cyclical - 10.72%
AMR Corp. * (a)	608,569	6,493,431
CEC Entertainment, Inc. *	147,283	3,571,613
Collective Brands, Inc. *	344,918	4,042,439
Continental Airlines, Inc., Class B *	655,052	11,830,239
Delta Air Lines, Inc. *	763,266	8,747,028
Dollar Tree, Inc. *	438,001	18,308,442
Hot Topic, Inc. *	559,209	5,183,868
LKQ Corp. *	635,140	7,405,733
McDonald's Corp.	247,960	15,420,632
Ross Stores, Inc.	630,196	18,735,727
The Gap, Inc.	348,161	4,661,876
The TJX Companies, Inc.	298,897	6,148,311
US Airways Group, Inc. *	924,844	7,149,044
Yum! Brands, Inc.	168,882	5,319,783
		123,018,166

Consumer, Non-cyclical - 25.84%
Abbott Laboratories	320,287	17,093,717
AerCap Holdings NV *	742,551	2,235,079
American Oriental Bioengineering, Inc. * (a)	741,299	5,033,420
Baxter International, Inc.	311,618	16,699,609
Bunge, Ltd. (a)	126,575	6,552,788
Celgene Corp. *	225,758	12,479,902
Colgate-Palmolive Company	442,344	30,318,258
Covidien, Ltd.	269,468	9,765,520
DENTSPLY International, Inc.	142,230	4,016,575
Flowers Foods, Inc.	615,685	14,998,087
Gilead Sciences, Inc. *	284,470	14,547,796
Herbalife, Ltd.	330,611	7,167,646
Hillenbrand, Inc.	296,426	4,944,386
Jarden Corp. *	469,626	5,400,699
Johnson & Johnson	459,176	27,472,500
Kimberly-Clark Corp.	129,598	6,834,999
Pfizer, Inc.	1,290,378	22,852,594
Qiagen NV * (a)	512,459	8,998,780
R.R. Donnelley & Sons Company	205,102	2,785,285
St. Jude Medical, Inc. *	353,171	11,640,516
Strayer Education, Inc.	31,986	6,858,118
The Coca-Cola Company	675,454	30,577,803
Tupperware Brands Corp.	393,515	8,932,790
Visa, Inc.	350,487	18,383,043

		296,589,910
Energy - 12.58%
Allis-Chalmers Energy, Inc. *	702,617	3,864,394
Apache Corp.	62,198	4,635,617
Chevron Corp.	52,139	3,856,722
CMS Energy Corp.	477,917	4,831,741
ConocoPhillips	342,138	17,722,748
ENSCO International, Inc.	173,229	4,917,971
Exxon Mobil Corp.	309,823	24,733,170
ION Geophysical Corp. *	763,838	2,619,964
Noble Corp.	593,054	13,100,563
Petro-Canada	653,623	14,307,807
Plains Exploration & Production Company *	422,066	9,808,814
Stone Energy Corp. *	440,959	4,859,368
Transocean, Ltd. *	335,048	15,831,018
Weatherford International, Ltd. *	546,339	5,911,388
Williams Companies, Inc.	641,836	9,293,785
Williams Partners LP	343,441	4,100,686

		144,395,756
Financial - 13.68%
ACE, Ltd.	271,738	14,380,375
Allied World Assurance Holdings, Ltd.	172,369	6,998,181
American Equity Investment Life Holding Company	749,977	5,249,839
Aon Corp.	166,645	7,612,344
Bank of America Corp.	2,131,164	30,006,789
Bank of New York Mellon Corp.	198,776	5,631,324
Barclays PLC, SADR	319,240	3,128,552
Broadridge Financial Solutions, Inc.	535,917	6,720,399
Charles Schwab Corp.	639,667	10,343,415
Highwoods Properties, Inc., REIT	118,248	3,235,265
Hospitality Properties Trust, REIT	312,193	4,642,310
ING Groep NV, SADR (a)	564,082	6,261,310
IntercontinentalExchange, Inc. *	71,250	5,873,850
Lazard, Ltd., Class A	129,217	3,842,914
Lexington Corporate Property Trust, REIT	690,687	3,453,435
Oriental Financial Group, Inc.	316,224	1,913,155
Progressive Corp.	359,825	5,329,008
State Street Corp.	310,070	12,195,053
TD Ameritrade Holding Corp. *	653,618	9,314,057
Wells Fargo & Company	82,203	2,423,345
Willis Group Holdings, Ltd.	339,894	8,456,563

		157,011,483
Industrial - 9.08%
AMETEK, Inc.	440,949	13,321,069
Amphenol Corp., Class A	123,511	2,961,794
CNH Global NV	537,410	8,383,596
Emerson Electric Company	621,524	22,753,994
Goodrich Corp.	152,637	5,650,622
GrafTech International, Ltd. *	473,725	3,941,392

The accompanying notes are an integral part of the financial statements.

157

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Optimized All Cap Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Industrial (continued)
Lockheed Martin Corp.	137,635	$11,572,351
PerkinElmer, Inc.	323,954	4,506,200
Republic Services, Inc.	520,656	12,907,062
Snap-on, Inc.	117,266	4,617,935
SPX Corp.	176,415	7,153,628
Stericycle, Inc. *	122,552	6,382,508

		104,152,151
Technology - 14.54%
Adobe Systems, Inc. *	644,364	13,718,510
ANSYS, Inc. *	324,374	9,046,791
CA, Inc.	364,296	6,750,405
Citrix Systems, Inc. *	151,815	3,578,280
Compuware Corp. *	877,486	5,923,030
Diebold, Inc.	221,146	6,211,991
DSP Group, Inc. *	408,139	3,273,275
Hewlett-Packard Company (a)	819,168	29,727,607
International Business Machines Corp.	237,882	20,020,149
Intuit, Inc. * (a)	384,082	9,137,311
Metavante Technologies, Inc. *	516,955	8,328,145
Nuance Communications, Inc. *	868,181	8,994,355
Oracle Corp. *	975,777	17,300,526
PMC-Sierra, Inc. *	1,003,563	4,877,316
QLogic Corp. *	676,476	9,091,837
Sybase, Inc. *	437,956	10,848,170

		166,827,698
Utilities - 3.63%
Companhia de Saneamento Basico do Estado de Sao Paulo, ADR *	333,130	8,065,077
Dominion Resources, Inc.	164,698	5,902,776
Edison International	646,975	20,780,837
Mirant Corp. *	363,257	6,854,660

		41,603,350

TOTAL COMMON STOCKS (Cost $1,481,925,413)		$1,133,263,581

SHORT TERM INVESTMENTS - 3.41%
John Hancock Cash
Investment Trust, 1.2465% (c)(f)	$39,127,750	$39,127,750

TOTAL SHORT TERM INVESTMENTS (Cost $39,127,750)		$39,127,750

REPURCHASE AGREEMENTS - 1.37%
Repurchase Agreement with State Street Corp. dated 12/31/2008 at 0.01% to be repurchased at $15,757,009 on 01/02/2009, collateralized by $11,230,000 U.S. Treasury Bonds, 4.75% due 02/15/2037 (valued at $16,076,868, including interest)	$15,757,000	$15,757,000

TOTAL REPURCHASE AGREEMENTS (Cost $15,757,000)		$15,757,000

Total Investments (Optimized All Cap Trust)
(Cost $1,536,810,163) - 103.53%		$1,188,148,331
Liabilities in Excess of Other Assets - (3.53)%		(40,494,768)

TOTAL NET ASSETS - 100.00%		$1,147,653,563

Optimized Value Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 95.55%

Basic Materials - 3.78%
Celanese Corp., Series A	165,265	$2,054,244
Domtar Corp. *	629,591	1,051,417
Ecolab, Inc.	74,894	2,632,524
Praxair, Inc.	50,203	2,980,050
The Mosaic Company	29,108	1,007,137
The Sherwin-Williams Company	39,437	2,356,361
United States Steel Corp.	25,140	935,208

		13,016,941
Communications - 8.35%
Amdocs, Ltd. *	143,364	2,622,128
American Tower Corp., Class A *	130,141	3,815,734
AT&T, Inc.	290,185	8,270,272
Comcast Corp., Class A	107,798	1,819,630
Embarq Corp.	248,420	8,933,183
Time Warner, Inc.	331,427	3,334,156

		28,795,103
Consumer, Cyclical - 5.99%
Continental Airlines, Inc., Class B * (a)	246,581	4,453,253
GameStop Corp., Class A *	63,367	1,372,529
Ross Stores, Inc.	300,361	8,929,733
Yum! Brands, Inc.	186,993	5,890,279

		20,645,794
Consumer, Non-cyclical - 21.60%
Abbott Laboratories	153,553	8,195,124
Altria Group, Inc.	325,140	4,896,608
Baxter International, Inc.	115,285	6,178,123
Colgate-Palmolive Company	89,679	6,146,599
DaVita, Inc. *	80,955	4,012,939
Express Scripts, Inc. *	73,211	4,025,141
Flowers Foods, Inc.	144,377	3,517,024
General Mills, Inc.	34,300	2,083,725
Gen-Probe, Inc. *	74,024	3,171,188
Johnson & Johnson	141,189	8,447,338
McCormick & Company, Inc.	182,342	5,809,416
Pfizer, Inc.	305,270	5,406,332
Procter & Gamble Company	125,788	7,776,214
Strayer Education, Inc.	10,486	2,248,303
Visa, Inc.	49,079	2,574,194

		74,488,268
Energy - 17.03%
Apache Corp.	51,386	3,829,798
Chevron Corp.	126,260	9,339,452
ConocoPhillips	181,934	9,424,181
ENSCO International, Inc.	96,234	2,732,083
Exxon Mobil Corp.	202,270	16,147,214
Occidental Petroleum Corp.	66,234	3,973,378
Petro-Canada	154,511	3,382,246
Plains Exploration & Production Company *	183,395	4,262,100
Williams Companies, Inc.	118,564	1,716,807
XTO Energy, Inc.	111,051	3,916,769

		58,724,028
Financial - 21.40%
ACE, Ltd.	77,697	4,111,725

The accompanying notes are an integral part of the financial statements.

158

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Optimized Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Financial (continued)
American Financial Group, Inc.	175,695	$4,019,902
Aon Corp.	37,250	1,701,580
Arch Capital Group, Ltd. *	57,920	4,060,192
Bank of America Corp.	310,773	4,375,684
Bank of New York Mellon Corp.	206,674	5,855,074
Boston Properties, Inc., REIT	28,766	1,582,130
Broadridge Financial Solutions, Inc.	213,644	2,679,096
Charles Schwab Corp.	227,445	3,677,786
Endurance Specialty Holdings, Ltd.	97,535	2,977,743
Equity Residential, REIT	82,970	2,474,165
Goldman Sachs Group, Inc.	23,194	1,957,342
IntercontinentalExchange, Inc. *	12,100	997,524
JPMorgan Chase & Company	199,665	6,295,437
PNC Financial Services Group, Inc.	29,344	1,437,856
RenaissanceRe Holdings, Ltd.	47,155	2,431,312
State Street Corp.	125,732	4,945,040
The Travelers Companies, Inc.	94,573	4,274,700
U.S. Bancorp	68,200	1,705,682
Wells Fargo & Company	291,614	8,596,781
Willis Group Holdings, Ltd.	146,005	3,632,604

		73,789,355
Industrial - 8.86%
Cooper Industries, Ltd., Class A	36,267	1,060,084
FLIR Systems, Inc. *	88,100	2,702,908
General Electric Company	425,355	6,890,751
Goodrich Corp.	94,130	3,484,693
Honeywell International, Inc.	32,767	1,075,741
Republic Services, Inc.	242,780	6,018,516
Snap-on, Inc.	62,273	2,452,311
Spirit Aerosystems Holdings, Inc., Class A *	229,322	2,332,205
Stericycle, Inc. *	86,630	4,511,690

		30,528,899
Technology - 3.74%
Brocade Communications Systems, Inc. *	653,936	1,831,021
Hewlett-Packard Company (a)	83,396	3,026,441
International Business Machines Corp.	33,479	2,817,592
MasterCard, Inc., Class A (a)	25,986	3,714,179
PMC-Sierra, Inc. *	309,099	1,502,221

		12,891,454
Utilities - 4.80%
Dominion Resources, Inc.	150,958	5,410,335
DPL, Inc.	249,068	5,688,713
Edison International	61,334	1,970,048
FirstEnergy Corp.	71,930	3,494,359

		16,563,455

TOTAL COMMON STOCKS (Cost $418,393,117)		$329,443,297

SHORT TERM INVESTMENTS - 2.84%
John Hancock Cash
Investment Trust, 1.2465% (c)(f)	$9,807,200	$9,807,200

TOTAL SHORT TERM INVESTMENTS (Cost $9,807,200)		$9,807,200

REPURCHASE AGREEMENTS - 4.27%
Repurchase Agreement with State Street Corp. dated 12/31/2008 at 0.01% to be repurchased at $14,731,008 on 01/02/2009, collateralized by $10,500,000 U.S. Treasury Bonds, 4.75% due 02/15/2037 (valued at $15,031,800, including interest)	$14,731,000	$14,731,000

TOTAL REPURCHASE AGREEMENTS (Cost $14,731,000)		$14,731,000

Total Investments (Optimized Value Trust)
(Cost $442,931,317) - 102.66%		$353,981,497
Liabilities in Excess of Other Assets - (2.66)%		(9,185,527)

TOTAL NET ASSETS - 100.00%		$344,795,970

Overseas Equity Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 94.52%

Australia - 1.79%
Brambles, Ltd.	168,711	$876,546
Newcrest Mining, Ltd.	32,589	775,712
QBE Insurance Group, Ltd.	64,100	1,158,499
Telstra Corp., Ltd.	512,160	1,371,072
Woolworths, Ltd.	60,969	1,136,841

		5,318,670
Austria - 0.20%
Telekom Austria AG	41,174	599,087
Belgium - 0.08%
Anheuser-Busch InBev NV	10,179	236,389
Bermuda - 0.44%
SeaDrill, Ltd., GDR	162,000	1,320,300
Brazil - 1.31%
Companhia Vale Do Rio Doce, ADR * (a)	27,300	330,603
Companhia Vale Do Rio Doce, SADR	29,300	312,045
Marfrig Frigorificos e Comercio de Alimentos
SA *	45,900	147,620
Perdigao SA *	104,400	1,331,414
Petroleo Brasileiro SA, ADR	14,800	362,452
Petroleo Brasileiro SA, SADR	52,100	1,063,361
Tele Norte Leste Participacoes SA, ADR	6,000	83,520
Tim Participacoes SA *	119,200	250,974

		3,881,989
Canada - 5.18%
Barrick Gold Corp.	76,600	2,816,582
BCE, Inc.	89,800	1,828,006
Cameco Corp.	69,900	1,191,895
Canadian Natural Resources, Ltd.	22,800	900,365
Enbridge, Inc.	13,300	426,203
EnCana Corp. - CAD	32,800	1,513,397
Ivanhoe Mines, Ltd. *	70,200	185,949
Methanex Corp.	47,400	526,027
Onex Corp.	37,400	551,078

The accompanying notes are an integral part of the financial statements.

159

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Overseas Equity Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Canada (continued)
Petro-Canada	21,000	$454,532
Potash Corp. of Saskatchewan, Inc. - CAD	16,500	1,196,768
Shaw Communications, Inc.	34,100	596,923
Shoppers Drug Mart Corp.	19,300	751,207
Suncor Energy, Inc. - CAD	126,700	2,434,446

		15,373,378
Cayman Islands - 0.26%
China Resources Land, Ltd.	426,000	527,301
Focus Media Holding, Ltd., ADR * (a)	26,100	237,249

		764,550
Chile - 0.46%
Empresa Nacional de Electricidad SA, ADR	3,300	110,517
Enersis SA, SADR	99,700	1,270,178

		1,380,695
China - 0.96%
China Railway Construction Corp. - Hong Kong Exchange *	285,000	426,676
China Shenhua Energy Company, Ltd.	1,130,000	2,422,560

		2,849,236
Denmark - 0.27%
Novo Nordisk AS	15,460	797,486
Egypt - 0.32%
Egyptian Company for Mobile Services	36,500	960,702
Finland - 0.15%
Rautaruukki Oyj *	26,200	457,593
France - 11.97%
Accor SA	13,300	655,152
Air Liquide	17,744	1,624,986
AXA Group SA	117,520	2,637,809
BNP Paribas SA	60,992	2,632,690
Bouygues SA	96,284	4,084,700
Compagnie Generale des Etablissements
Michelin, Class B	20,300	1,072,524
Electricite de France (a)	51,100	2,972,071
Lafarge SA	19,900	1,217,112
L'Oreal SA	58,864	5,137,118
Pernod-Ricard SA	36,900	2,741,224
Rhodia SA	62,000	393,417
Sanofi-Aventis SA	19,004	1,215,556
Schneider Electric SA	11,255	837,978
Total SA	24,100	1,324,999
Vallourec SA	12,740	1,448,539
Veolia Environnement SA	119,075	3,755,974
Vivendi SA	55,000	1,792,672

		35,544,521
Germany - 2.79%
Allianz SE	32,628	3,471,642
Bayerische Motoren Werke (BMW) AG	7,300	224,148
Deutsche Boerse AG	7,300	528,148
Muenchener Rueckversicherungs-
Gesellschaft AG	9,832	1,526,396
SAP AG	69,800	2,532,836

		8,283,170
Greece - 0.18%
Coca-Cola Hellenic Bottling Company SA	36,900	536,551
Hong Kong - 2.10%
Alibaba.com, Ltd. * (g)	14,000	10,149
Anhui Conch Cement Company, Ltd., Class H *	350,000	1,627,773
China Mobile, Ltd.	62,000	629,059
China Overseas Land & Investment, Ltd.	436,000	612,204
China Overseas Land & Investment, Ltd. *	17,440	6,256
Gome Electrical Appliances Holdings, Ltd.	1,872,000	270,527
Li & Fung, Ltd.	464,000	801,883
Link, REIT	781,000	1,299,199
Nine Dragons Paper Holdings, Ltd.	1,967,000	567,124
Shangri-La Asia, Ltd.	370,000	427,974

		6,252,148
India - 2.28%
Bharti Telecom, Ltd. *	54,000	793,612
DLF, Ltd.	454,443	2,623,146
GlaxoSmithkline Pharmaceuticals, Ltd.	23,500	555,290
Hindustan Unilever, Ltd.	383,881	1,982,785
Reliance Industries, Ltd.	32,034	815,627

		6,770,460
Indonesia - 0.02%
Indo Tambangraya Megah PT	46,500	45,769
Ireland - 0.87%
CRH PLC - London Exchange	100,500	2,583,950
Israel - 0.42%
Bezek Israeli Telecommunications Corp., Ltd.	124,600	204,843
ICL Israel Chemicals, Ltd.	6,019	42,106
Teva Pharmaceutical Industries, Ltd., SADR	23,400	996,138

		1,243,087
Japan - 19.10%
AEON Company, Ltd.	189,400	1,907,392
Bridgestone Corp.	45,000	674,982
Canon, Inc.	33,300	1,055,096
Chiyoda Corp.	62,000	345,334
East Japan Railway Company	138	1,048,891
Fanuc, Ltd.	54,200	3,884,611
Hankyu Hanshin Holdings, Inc.	143,000	825,862
Hirose Electric Company, Ltd.	6,900	698,149
Japan Tobacco, Inc.	161	533,287
JGC Corp.	41,000	613,604
Kansai Electric Power Company, Ltd.	64,600	1,871,202
Keyence Corp.	5,300	1,089,213
Murata Manufacturing Company, Ltd.	24,300	952,837
Nintendo Company, Ltd.	21,800	8,330,906
Nippon Sheet Glass Company, Ltd.	236,000	781,338
Nomura Holdings, Inc.	141,900	1,181,505
NTT DoCoMo, Inc.	2,506	4,932,596
Oracle Corp. - Japan (a)	51,500	2,230,635
Shimamura Company, Ltd.	9,100	702,567
SMC Corp.	27,000	2,781,462
SOFTBANK Corp.	358,940	6,518,776
Sumitomo Corp.	132,700	1,176,953
Sumitomo Metal Industries, Ltd.	433,000	1,069,561
Sumitomo Mitsui Financial Group, Inc.	303	1,256,790

The accompanying notes are an integral part of the financial statements.

160

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Overseas Equity Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Japan (continued)
Suzuki Motor Corp.	37,600	$525,518
Tokio Marine Holdings, Inc.	141,500	4,192,562
Tokyo Electron, Ltd.	16,800	591,420
Trend Micro, Inc. *	84,000	2,950,328
Yamada Denki Company, Ltd.	11,790	824,140
Yamato Transport Company, Ltd.	92,000	1,203,065

		56,750,582
Malaysia - 0.07%
TM International BHD *	199,700	209,887
Mexico - 6.02%
America Movil SAB de CV, Series L, ADR	131,900	4,087,581
Grupo Financiero Inbursa SA de CV	1,139,535	2,674,289
Kimberly-Clark de Mexico SA de CV	237,400	788,562
Telefonos de Mexico SA de CV, Class L, ADR (a)	255,011	5,339,930
Telmex Internacional SAB de CV, ADR	204,011	2,317,565
Wal-Mart de Mexico SA de CV, Series V	1,005,000	2,685,128

		17,893,055
Netherlands - 5.57%
Koninklijke (Royal) KPN NV	428,500	6,229,722
Koninklijke Ahold NV	191,240	2,356,634
Royal Dutch Shell PLC, A Shares	118,141	3,123,600
Unilever NV	199,300	4,830,628

		16,540,584
Norway - 0.49%
Telenor ASA	215,500	1,453,846
Poland - 0.11%
Telekomunikacja Polska SA	51,100	331,890
Russia - 0.23%
JSC MMC Norilsk Nickel, ADR	41,413	263,387
Rosneft Oil Company, GDR *	111,710	418,912

		682,299
Singapore - 0.15%
Keppel Corp., Ltd.	150,000	455,414
South Africa - 1.08%
AngloGold Ashanti, Ltd.	37,200	1,031,749
Harmony Gold Mining Company, Ltd., SADR * (a)	25,400	278,638
Harmony Gold Mining Company, Ltd. *	118,500	1,282,799
Sasol, Ltd.	19,800	602,151

		3,195,337
South Korea - 1.35%
LG Electronics, Inc. *	5,580	338,834
LG Telecom, Ltd. *	90,000	716,314
NHN Corp. *	5,700	602,571
Samsung Electronics Company, Ltd.	6,473	2,359,992

		4,017,711
Spain - 2.66%
Banco Bilbao Vizcaya Argentaria SA	523,300	6,483,885
Industria de Diseno Textil SA	9,340	415,918
Telefonica SA	43,772	988,007

		7,887,810
Sweden - 2.78%
Assa Abloy AB, Series B	29,000	337,243
Atlas Copco AB, Series B, ADR	58,300	456,470
Ericsson (LM), Series B	774,400	6,037,125
Investor AB, B shares	38,900	593,341
Telefonaktiebolaget LM Ericsson, SADR (a)	106,800	834,108

		8,258,287
Switzerland - 7.93%
ABB, Ltd. *	48,000	732,006
Givaudan AG	886	700,113
Holcim, Ltd.	41,704	2,413,830
Julius Baer Holding AG	9,647	373,892
Nestle SA	120,374	4,766,583
Novartis AG	30,414	1,523,176
Petroplus Holdings AG *	24,400	493,264
Roche Holdings AG - Genusschein	64,896	10,047,009
Swisscom AG	2,465	799,608
Synthes AG	13,541	1,717,079

		23,566,560
Taiwan - 1.97%
Chunghwa Telecom Company, Ltd., ADR	92,066	1,436,230
Delta Electronics, Inc.	307,040	597,621
Taiwan Cellular Corp.	340,000	505,930
Taiwan Semiconductor Manufacturing Company, Ltd., SADR	418,666	3,307,461

		5,847,242
Thailand - 0.34%
Banpu PCL	150,400	1,016,029
United Kingdom - 12.27%
ARM Holdings PLC	248,700	314,849
AstraZeneca Group PLC	24,509	1,002,672
BAE Systems PLC	312,900	1,702,842
Bank Muscat SAOG	60,500	408,375
BG Group PLC	236,800	3,277,679
BHP Billiton PLC	51,100	991,114
BP PLC	695,992	5,372,656
British American Tobacco PLC	31,200	813,909
Cairn Energy PLC *	21,600	632,625
HSBC Holdings PLC	66,311	648,998
Imperial Tobacco Group PLC	99,800	2,665,753
LSR Group *	8,100	6,156
Magnit OAO *	56,800	255,600
Orascom Construction Industries	5,200	262,131
Royal Bank of Scotland Group PLC	279,712	205,903
SABMiller PLC	371,300	6,235,174
Scottish & Southern Energy PLC	31,100	548,334
Smith & Nephew PLC	58,300	372,333
Smiths Group PLC	191,900	2,465,904
Standard Chartered PLC	56,510	723,104
Tesco PLC	539,300	2,808,145
TMK OAO	43,772	170,711
United Utilities Group PLC	335,829	3,049,329
Vodafone Group PLC	393,321	805,383
Wolseley PLC	126,400	704,114

		36,443,793

The accompanying notes are an integral part of the financial statements.

161

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Overseas Equity Trust (continued)

	Shares or Principal Amount		Value

COMMON STOCKS (continued)

United States - 0.35%
AngloGold Ashanti, Ltd., SADR		5,200	$144,092
Giant Interactive Group, Inc. * (a)		42,000	272,580
Larsen & Toubro, Ltd.		22,482	364,208
Suntech Power Holdings Company, Ltd., ADR * (a)		21,200	248,040

			1,028,920

TOTAL COMMON STOCKS (Cost $383,534,284)			$280,778,977

PREFERRED STOCKS - 0.17%

Brazil - 0.17%
Cia Energetica de Minas Gerais (h)		28,000	381,458
Tele Norte Leste Participacoes SA (h)		8,400	116,023

			497,481

TOTAL PREFERRED STOCKS (Cost $764,038)			$497,481

CONVERTIBLE BONDS - 0.10%

South Africa - 0.10%
Harmony Gold Mining Company, Ltd. 4.875% due 05/21/2009	ZAR	3,000,000	296,917

TOTAL CONVERTIBLE BONDS (Cost $246,523)			$296,917

SHORT TERM INVESTMENTS - 2.70%

John Hancock Cash
Investment Trust, 1.2465% (c)(f)		$8,034,680	$8,034,680

TOTAL SHORT TERM INVESTMENTS (Cost $8,034,680)			$8,034,680

REPURCHASE AGREEMENTS - 4.26%

Repurchase Agreement with State Street Corp. dated 12/31/2008 at 0.00% to be repurchased at $12,657,000 on 01/02/2009, collateralized by $10,920,000 Federal Home Loan Bank, 5.125% due 03/14/2036 (valued at $12,912,900, including interest)		$12,657,000	$12,657,000

TOTAL REPURCHASE AGREEMENTS (Cost $12,657,000)			$12,657,000

Total Investments (Overseas Equity Trust) (Cost $405,236,525) - 101.75%			$302,265,055
Liabilities in Excess of Other Assets - (1.75)%			(5,204,544)

TOTAL NET ASSETS - 100.00%			$297,060,511

The portfolio had the following five top industry concentrations as of December 31, 2008 (as a percentage of total net assets):
Telecommunications Equipment & Services		9.22%
Food & Beverages		5.38%
Banking		4.97%
Pharmaceuticals		4.40%
Insurance		4.37%

Pacific Rim Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 96.58%

Australia - 10.31%
Australia and New Zealand
Banking Group, Ltd.	52,334	$565,009
Australian Stock Exchange, Ltd.	11,000	257,129
BHP Billiton, Ltd.	91,275	1,939,062
Centennial Coal Company, Ltd.	228,595	535,597
Commonwealth Bank of Australia, Ltd.	22,230	457,394
CSL, Ltd.	47,459	1,119,171
Incitec Pivot, Ltd.	182,767	320,365
Lihir Gold, Ltd. *	161,339	347,805
National Australia Bank, Ltd.	18,918	278,126
Orica, Ltd.	26,079	255,922
QBE Insurance Group, Ltd.	51,140	924,269
Rio Tinto, Ltd.	6,056	162,287
Westpac Banking Corp., Ltd.	39,004	467,803
Woodside Petroleum, Ltd.	19,670	509,007

		8,138,946
China - 5.09%
China Life Insurance Company, Ltd.	178,000	546,902
China Petroleum & Chemical Corp., Class H	833,000	512,014
China Railway Construction Corp. - Hong Kong Exchange *	90,000	134,740
China Shenhua Energy Company, Ltd.	194,000	415,908
China Telecom Corp., Ltd.	1,280,000	483,888
Industrial & Commercial Bank of China, Ltd.	2,300,000	1,221,108
PetroChina Company, Ltd., Class H	682,000	606,064
ZTE Corp., Class H	36,520	96,482

		4,017,106
Hong Kong - 8.23%
BOC Hong Kong Holdings, Ltd.	100,000	114,459
Cafe de Coral Holdings, Ltd.	282,000	572,134
Cheung Kong Holdings, Ltd.	34,000	324,347
Cheung Kong Infrastructure Holdings, Ltd.	42,000	158,607
China Mobile, Ltd.	93,000	943,588
China Overseas Land & Investment, Ltd. *	308,000	432,474
China Overseas Land & Investment, Ltd. *	12,320	4,419
China Resource Power Holdings, Ltd.	182,000	353,869
CLP Holdings, Ltd.	60,000	407,923
CNOOC, Ltd.	696,000	662,018
Hang Seng Bank, Ltd.	28,300	373,634
Hong Kong Electric Holdings, Ltd.	31,000	174,530
Hopewell Holdings, Ltd.	56,000	185,788
Hutchison Whampoa, Ltd.	54,000	272,604
Link, REIT	300,000	499,052
Sun Hung Kai Properties, Ltd.	35,000	294,509
Swire Pacific, Ltd., Class A	32,000	221,671
Tencent Holdings, Ltd.	77,000	500,325

		6,495,951
Japan - 55.32%
Ajinomoto Company, Inc.	150,000	1,637,117
Asahi Glass Company, Ltd.	117,130	667,677
Canon, Inc.	19,850	628,938
Chiba Bank, Ltd.	118,690	742,269
Chiyoda Corp.	56,410	314,198
Credit Saison Company, Ltd.	44,980	624,423
Daiwa Securities Group, Inc.	115,330	692,362

The accompanying notes are an integral part of the financial statements.

162

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Pacific Rim Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Japan (continued)
Disco Corp.	12,990	$269,874
East Japan Railway Company	153	1,214,714
Honda Motor Company, Ltd.	69,190	1,473,655
Ibiden Company, Ltd.	18,740	388,553
Inpex Holdings, Inc.	54	430,491
JAFCO Company, Ltd.	16,590	423,977
Japan General Estate Company, Ltd. (a)	70,680	111,362
Japan Securities Finance Company, Ltd.	66,130	322,476
JSR Corp.	60,900	685,141
Kao Corp.	44,850	1,362,333
KDDI Corp.	324	2,313,455
Keyence Corp.	3,510	721,346
Kissei Pharmaceutical Company, Ltd.	28,490	882,379
Komatsu, Ltd.	82,400	1,051,136
Matsushita Electric Industrial Company, Ltd.	39,240	482,347
Mitsubishi Corp.	87,270	1,236,097
Mitsubishi Electric Corp.	78,690	493,131
Mitsubishi Estate Company, Ltd.	82,090	1,356,035
Mitsubishi Materials Corp.	273,230	691,570
Mitsubishi Rayon Company, Ltd. (a)	136,390	413,107
Mitsubishi UFJ Lease & Finance Company, Ltd.	24,450	623,134
Mitsui O.S.K. Lines, Ltd.	125,510	775,687
Mitsui Sumitomo Insurance Group Holdings, Inc. *	51,100	1,625,040
Mizuho Financial Group, Inc.	210	607,517
Murata Manufacturing Company, Ltd.	33,690	1,321,032
Nabtesco Corp.	45,050	302,673
Nintendo Company, Ltd.	1,690	645,836
Nippon Telegraph & Telephone Corp.	118	638,310
Olympus Optical Company, Ltd.	27,030	541,102
Sekisui Chemical Company, Ltd.	92,500	577,484
Seven & I Holdings Company, Ltd.	53,950	1,854,346
SFCG Company, Ltd. (a)	3,810	168,076
Shimadzu Corp.	88,290	555,775
Sumitomo Bakelite Company, Ltd.	98,250	396,584
Sumitomo Electric Industries, Ltd.	106,720	826,141
Sumitomo Mitsui Financial Group, Inc.	255	1,049,879
Sumitomo Trust & Banking Company, Ltd.	134,840	797,072
Taiyo Nippon Sanso Corp.	72,080	556,380
Takashimaya Company, Ltd.	83,050	631,173
Takeda Pharmaceutical Company, Ltd.	44,312	2,309,642
The Bank of Yokohama, Ltd.	184,010	1,085,433
THK Company, Ltd.	46,840	492,939
Tokio Marine Holdings, Inc.	24,540	727,106
Tokuyama Corp.	100,580	852,755
Tokyo Electron, Ltd.	17,070	600,925
Toyota Motor Corp.	25,370	838,690
Yokogawa Electric Corp.	98,570	648,672

		43,679,566
Malaysia - 2.16%
AMMB Holdings BHD	605,400	434,176
IOI Properties BHD *	498,800	289,600
MISC BHD	197,200	488,358
Resorts World BHD	301,700	197,913
Sime Darby BHD	197,200	297,748

		1,707,795
Singapore - 2.36%
Capitaland, Ltd.	171,000	373,110
City Developments, Ltd.	49,000	219,223
Keppel Corp., Ltd.	99,000	300,573
SembCorp Industries, Ltd.	375,000	611,747
Singapore Airlines, Ltd.	19,000	149,434
Singapore Exchange, Ltd.	59,000	210,169

		1,864,256
South Korea - 7.08%
Daelim Industrial Company, Ltd.	9,000	329,104
Hyundai Heavy Industries	1,994	326,004
Hyundai Mipo Dockyard	3,300	365,013
KB Financial Group, Inc. *	10,000	267,556
KT&G Corp.	11,000	695,789
LG Fashion Corp.	29,110	504,019
Lotte Confectionery Company, Ltd.	528	551,519
Nong Shim Company, Ltd.	1,248	243,598
POSCO	1,500	455,507
Samsung Electronics Company, Ltd.	2,340	853,141
Samsung Securities Company, Ltd.	2,483	125,272
Shinhan Financial Group Company, Ltd.	14,200	337,880
Shinsegae Company, Ltd.	612	237,769
SK Telecom Company, Ltd.	1,796	298,525

		5,590,696
Taiwan - 4.89%
Acer Sertek, Inc.	135,000	176,602
Asustek Computer, Inc.	302,262	341,100
First Financial Holding Company, Ltd.	890,000	475,418
Fubon Group Company, Ltd.	559,000	410,246
Giant Manufacturing Company, Ltd.	239,000	533,726
High Tech Computer Corp.	28,470	285,778
Quanta Computer, Inc.	266,000	282,212
Taiwan Cellular Corp.	612,000	910,674
Taiwan Secom Company, Ltd.	27,000	39,274
Taiwan Semiconductor Manufacturing Company, Ltd.	300,000	409,344

		3,864,374
Thailand - 1.14%
Bangkok Bank PCL, NVDR	116,300	233,668
Kasikornbank PCL - Foreign Shares	85,200	111,742
Land & Houses PCL, NVDR	2,565,300	280,888
PTT PCL - Foreign Shares	54,400	273,720

		900,018

TOTAL COMMON STOCKS (Cost $102,687,413)		$76,258,708

WARRANTS - 0.00%

Malaysia - 0.00%
IJM Land Berhad (Expiration Date: 09/11/2013, Strike Price: MYR 1.35) *	38,210	2,098

TOTAL WARRANTS (Cost $0)		$2,098

The accompanying notes are an integral part of the financial statements.

163

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Pacific Rim Trust (continued)

	Shares or Principal Amount	Value

SHORT TERM INVESTMENTS - 0.86%

John Hancock Cash Investment Trust, 1.2465% (c)(f)	$679,800	$679,800

TOTAL SHORT TERM INVESTMENTS (Cost $679,800)		$679,800

REPURCHASE AGREEMENTS - 2.63%

Repurchase Agreement with State Street Corp. dated 12/31/2008 at 0.01% to be repurchased at $2,078,001 on 01/02/2009, collateralized by $1,485,000 U.S. Treasury Bonds, 4.75% due 02/15/2037 (valued at $2,125,926, including interest)	$2,078,000	$2,078,000

TOTAL REPURCHASE AGREEMENTS (Cost $2,078,000)		$2,078,000

Total Investments (Pacific Rim Trust) (Cost $105,445,213) - 100.07%		$79,018,606
Liabilities in Excess of Other Assets - (0.07)%		(55,371)

TOTAL NET ASSETS - 100.00%		$78,963,235

The portfolio had the following five top industry concentrations as of December 31, 2008 (as a percentage of total net assets):
Banking	8.49%
Financial Services	7.27%
Holdings Companies/Conglomerates	6.15%
Real Estate	4.86%
Telecommunications Equipment & Services	4.85%

Real Estate Equity Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 93.41%

Basic Materials - 1.31%
Plum Creek Timber Company, Inc.	72,900	$2,532,546
Consumer, Cyclical - 3.30%
Gaylord Entertainment Company * (a)	108,100	1,171,804
Marriott International, Inc., Class A	268,600	5,224,270

		6,396,074
Financial - 87.40%
AMB Property Corp., REIT (a)	223,660	5,238,117
Avalon Bay Communities, Inc., REIT	122,180	7,401,665
Boston Properties, Inc., REIT	104,130	5,727,150
BRE Properties, Inc., Class A, REIT	219,030	6,128,459
Brookfield Properties Corp.	358,550	2,771,592
Camden Property Trust, REIT	208,100	6,521,854
CBL & Associates Properties, Inc., REIT (a)	536,400	3,486,600
Cousins Properties, Inc., REIT (a)	162,100	2,245,085
DCT Industrial Trust, Inc., REIT	637,700	3,226,762
Douglas Emmett, Inc., REIT	349,700	4,567,082
EastGroup Properties, Inc., REIT (a)	111,500	3,967,170
Equity One, Inc., REIT (a)	402,800	7,129,560
Equity Residential, REIT	306,110	9,128,200
Essex Property Trust, Inc., REIT	81,180	6,230,565
Federal Realty Investment Trust, REIT	92,210	5,724,397
Highwoods Properties, Inc., REIT	107,700	2,946,672
Host Hotels & Resorts, Inc., REIT	552,190	4,180,078
Kilroy Realty Corp., REIT	164,020	5,488,109
Kimco Realty Corp., REIT (a)	417,100	7,624,588
LaSalle Hotel Properties, REIT (a)	268,270	2,964,384
Macerich Company, REIT (a)	332,630	6,040,561
Mack-Cali Realty Corp., REIT	95,050	2,328,725
Post Properties, Inc., REIT	133,100	2,196,150
ProLogis, REIT	160,190	2,225,039
Public Storage, Inc., REIT	77,980	6,199,410
Regency Centers Corp., REIT	212,440	9,920,948
Simon Property Group, Inc., REIT	282,180	14,992,223
SL Green Realty Corp., REIT	145,020	3,756,018
The St. Joe Company *	50,900	1,237,888
Vornado Realty Trust, REIT	167,200	10,090,520
Weingarten Realty Investors, REIT (a)	357,800	7,402,882

		169,088,453
Real Estate - 1.40%
Alexandria Real Estate Equities, Inc., REIT	44,800	2,703,232

TOTAL COMMON STOCKS (Cost $251,783,705)		$180,720,305

CONVERTIBLE BONDS - 4.65%

Financial - 4.65%
Boston Properties LP 2.875% due 02/15/2037	1,278,000	1,003,316
General Growth Properties LP 3.98% due 04/15/2027 (g)	10,719,000	964,719
Kilroy Realty LP 3.25% due 04/15/2012 (g)	3,060,000	1,975,995
Macerich Company 3.25% due 03/15/2012 (g)	2,101,000	1,050,523
ProLogis 2.25% due 04/01/2037	3,298,000	1,523,092
SL Green Realty Corp. 3.00% due 03/30/2027 (g)	2,408,000	1,418,757
Vornado Realty Trust 3.625% due 11/15/2026	1,321,000	1,052,176

		8,988,578

TOTAL CONVERTIBLE BONDS (Cost $17,113,205)		$8,988,578

SHORT TERM INVESTMENTS - 18.62%

John Hancock Cash
Investment Trust, 1.2465% (c)(f)	$34,206,646	$34,206,646
T. Rowe Price Reserve Investment Fund, 1.5309%	1,815,257	1,815,257

TOTAL SHORT TERM INVESTMENTS (Cost $36,021,903)		$36,021,903

Total Investments (Real Estate Equity Trust) (Cost $304,918,813) - 116.68%		$225,730,786
Liabilities in Excess of Other Assets - (16.68)%		(32,264,736)

TOTAL NET ASSETS - 100.00%		$193,466,050

The accompanying notes are an integral part of the financial statements.

164

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Real Estate Securities Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 98.78%

Financial - 98.78%
AMB Property Corp., REIT	178,550	$4,181,641
American Campus Communities, Inc., REIT	291,950	5,979,136
Avalon Bay Communities, Inc., REIT	318,674	19,305,271
BioMed Realty Trust, Inc., REIT	376,350	4,410,822
Boston Properties, Inc., REIT	211,250	11,618,750
BRE Properties, Inc., Class A, REIT	213,690	5,979,046
Camden Property Trust, REIT	140,450	4,401,703
Cogdell Spencer, Inc., REIT	101,600	950,976
DCT Industrial Trust, Inc., REIT	603,450	3,053,457
Digital Realty Trust, Inc., REIT (a)	347,879	11,427,825
DuPont Fabros Technology, Inc., REIT	356,450	737,851
Entertainment Properties Trust, REIT	109,744	3,270,371
Equity Lifestyle Properties, Inc., REIT	174,478	6,692,976
Equity Residential, REIT	494,284	14,739,549
Extra Space Storage, Inc., REIT	371,550	3,834,396
Federal Realty Investment Trust, REIT	201,533	12,511,169
HCP, Inc., REIT	120,500	3,346,285
Hospitality Properties Trust, REIT	83,600	1,243,132
Host Hotels & Resorts, Inc., REIT	756,794	5,728,931
Kilroy Realty Corp., REIT	89,300	2,987,978
Kite Realty Group Trust, REIT	404,050	2,246,518
Liberty Property Trust, REIT	254,000	5,798,820
LTC Properties, Inc., REIT	244,285	4,954,100
Macerich Company, REIT (a)	113,820	2,066,971
Medical Properties Trust, Inc., REIT (a)	550,850	3,475,863
Nationwide Health Properties, Inc., REIT	408,058	11,719,426
OMEGA Healthcare Investors, Inc., REIT	193,300	3,087,001
Post Properties, Inc., REIT	273,800	4,517,700
ProLogis, REIT	319,950	4,444,106
Public Storage, Inc., REIT	314,730	25,021,035
Regency Centers Corp., REIT	352,022	16,439,427
Saul Centers, Inc., REIT	66,450	2,624,775
Senior Housing Properties Trust, REIT	545,050	9,767,296
Simon Property Group, Inc., REIT	527,379	28,019,646
SL Green Realty Corp., REIT	172,100	4,457,390
Taubman Centers, Inc., REIT	138,850	3,535,121
Ventas, Inc., REIT	517,095	17,358,879
Vornado Realty Trust, REIT	395,250	23,853,338

		299,788,677

TOTAL COMMON STOCKS (Cost $412,469,212)		$299,788,677

SHORT TERM INVESTMENTS - 3.12%

John Hancock Cash Investment Trust, 1.2465% (c)(f)	$9,468,100	$9,468,100

TOTAL SHORT TERM INVESTMENTS (Cost $9,468,100)		$9,468,100

REPURCHASE AGREEMENTS - 2.29%

Repurchase Agreement with State Street Corp. dated 12/31/2008 at 0.00% to be repurchased at $6,953,000 on 01/02/2009, collateralized by $7,230,000 Federal National Mortgage Association, 5.57% due 06/30/2028 (valued at $7,094,438, including interest)	$6,953,000	$6,953,000

TOTAL REPURCHASE AGREEMENTS (Cost $6,953,000)		$6,953,000

Total Investments (Real Estate Securities Trust) (Cost $428,890,312) - 104.19%		$316,209,777
Liabilities in Excess of Other Assets - (4.19)%		(12,727,635)

TOTAL NET ASSETS - 100.00%		$303,482,142

Science & Technology Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 96.46%

Basic Materials - 0.49%
Monsanto Company	12,885	$906,460
Communications - 29.08%
Amazon.com, Inc. *	8,560	438,957
American Tower Corp., Class A *	79,005	2,316,427
Baidu.com, Inc., SADR *	1,455	189,979
BigBand Networks, Inc. *	64,900	358,248
Ciena Corp. *	168,700	1,130,290
Cisco Systems, Inc. *	589,685	9,611,865
Comcast Corp., Class A	118,430	1,999,098
Crown Castle International Corp. *	25,900	455,322
DIRECTV Group, Inc. *	59,164	1,355,447
eBay, Inc. *	64,900	906,004
Equinix, Inc. *	7,330	389,883
Finisar Corp. *	843,184	320,410
Focus Media Holding, Ltd., ADR * (a)	65,300	593,577
Foxconn International Holdings, Ltd. *	454,500	152,495
Google, Inc., Class A *	30,325	9,329,486
JDS Uniphase Corp. *	113,525	414,366
Juniper Networks, Inc. *	306,607	5,368,689
McAfee, Inc. *	118,540	4,097,928
Netease.com, Inc., ADR *	51,765	1,144,007
Nokia Oyj, SADR	131,400	2,049,840
QUALCOMM, Inc.	242,760	8,698,091
Sonus Networks, Inc. *	29,900	47,242
Starent Networks Corp. *	64,900	774,257
Tencent Holdings, Ltd.	50,000	324,886
VeriSign, Inc. *	32,400	618,192
Yahoo!, Inc. *	34,695	423,279

		53,508,265
Consumer, Cyclical - 4.99%
GameStop Corp., Class A *	62,000	1,342,920
International Game Technology	32,400	385,236

The accompanying notes are an integral part of the financial statements.

165

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Science & Technology Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Consumer, Cyclical (continued)
Nintendo Company, Ltd.	19,508	$7,455,014

		9,183,170
Consumer, Non-cyclical - 1.97%
Accenture, Ltd., Class A	94,125	3,086,359
Genpact, Ltd. *	64,900	533,478

		3,619,837
Energy - 0.16%
Diamond Offshore Drilling, Inc.	280	16,503
Sunpower Corp., Class B *	8,400	255,696
Weatherford International, Ltd. *	1,690	18,286

		290,485
Industrial - 3.22%
ABB, Ltd. *	78,765	1,201,177
Avnet, Inc. *	85,400	1,555,134
Hon Hai Precision Industry Company, Ltd.	64,062	126,315
KLA-Tencor Corp.	66,500	1,449,035
Lockheed Martin Corp.	1,915	161,013
Northrop Grumman Corp.	3,805	171,377
Raytheon Company	3,075	156,948
Tyco Electronics, Ltd.	68,425	1,109,169

		5,930,168

Investment Companies - 0.64%
Powershares QQQ *	26,900	800,006
Semiconductor HOLDRs Trust	21,400	378,780

		1,178,786

Technology - 55.91%
Activision Blizzard, Inc. *	78,455	677,851
Adobe Systems, Inc. *	72,292	1,539,097
Altera Corp. (a)	235,000	3,926,850
Analog Devices, Inc.	215,410	4,097,098
Apple, Inc. *	112,915	9,637,295
ASML Holding NV (a)	97,350	1,759,114
Autodesk, Inc. *	128,100	2,517,165
Automatic Data Processing, Inc.	10,140	398,908
BMC Software, Inc. *	37,975	1,021,907
Broadcom Corp., Class A *	157,100	2,665,987
CA, Inc.	69,040	1,279,311
Cadence Design Systems, Inc. *	162,100	593,286
Citrix Systems, Inc. *	65,200	1,536,764
Cognizant Technology Solutions Corp., Class A *	103,525	1,869,661
Data Domain, Inc. * (a)	23,390	439,732
Dell, Inc. *	46,595	477,133
Electronic Arts, Inc. *	166,386	2,668,831
EMC Corp. *	326,300	3,416,361
First Solar, Inc. *	6,190	853,972
Hewlett-Packard Company (a)	168,675	6,121,216
High Tech Computer Corp.	32,700	328,238
Infosys Technologies, Ltd., ADR	13,100	321,867
Infosys Technologies, Ltd.	24,944	578,443
Intel Corp.	278,795	4,087,135
International Business Machines Corp.	59,960	5,046,234
Lam Research Corp. *	20,120	428,154
Linear Technology Corp.	35,330	781,500
Longtop Financial Technologies, Ltd. * (a)	5,376	81,285
Marvell Technology Group, Ltd. *	269,300	1,796,231
Maxim Integrated Products, Inc.	196,900	2,248,598
MEMC Electronic Materials, Inc. *	32,800	468,384
Microchip Technology, Inc.	65,400	1,277,262
Microsoft Corp.	604,240	11,746,426
Monotype Imaging Holdings, Inc. *	32,000	185,600
National Semiconductor Corp.	64,900	653,543
NetApp, Inc. *	195,770	2,734,907
NVIDIA Corp. *	104,000	839,280
Omniture, Inc. *	26,300	279,832
ON Semiconductor Corp. *	227,735	774,299
Oracle Corp. *	252,135	4,470,353
Palm, Inc. * (a)	194,600	597,422
PMC-Sierra, Inc. *	262,800	1,277,208
Red Hat, Inc. *	172,200	2,276,484
Research In Motion, Ltd. *	51,510	2,090,276
Riverbed Technology, Inc. *	212,020	2,414,908
Salesforce.com, Inc. *	91,440	2,926,994
SanDisk Corp. *	32,400	311,040
Taiwan Semiconductor
Manufacturing Company, Ltd., SADR	93,340	737,386
Taiwan Semiconductor
Manufacturing Company, Ltd.	488,000	665,866
Tata Consultancy Services, Ltd.	45,401	447,244
Texas Instruments, Inc.	25,110	389,707
Xilinx, Inc.	119,600	2,131,272

		102,890,917

TOTAL COMMON STOCKS (Cost $258,998,751)		$177,508,088

SHORT TERM INVESTMENTS - 7.35%
John Hancock Cash Investment Trust, 1.2465% (c)(f)	$6,947,975	$6,947,975
T. Rowe Price Reserve Investment Fund, 1.5309%	6,570,178	6,570,178

TOTAL SHORT TERM INVESTMENTS (Cost $13,518,153)		$13,518,153

REPURCHASE AGREEMENTS - 1.86%
Repurchase Agreement with State Street Corp. dated 12/31/2008 at 0.00% to be repurchased at $3,421,000 on 01/02/2009, collateralized by $3,455,000 Federal Home Loan Mortgage Corp., 5.00% due 04/16/2018 (valued at $3,493,869, including interest)	$3,421,000	$3,421,000

TOTAL REPURCHASE AGREEMENTS (Cost $3,421,000)		$3,421,000

Total Investments (Science & Technology Trust) (Cost $275,937,904) - 105.67%		$194,447,241
Liabilities in Excess of Other Assets - (5.67)%		(10,427,503)

TOTAL NET ASSETS - 100.00%		$184,019,738

The accompanying notes are an integral part of the financial statements.

166

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Small Cap Growth Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 97.18%

Basic Materials - 2.21%
Albemarle Corp.	72,600	$1,618,980
FMC Corp.	53,062	2,373,463
Solutia, Inc. * (a)	286,251	1,288,130

		5,280,573

Communications - 10.23%
Ariba, Inc. *	308,750	2,226,087
Atheros Communications, Inc. *	145,750	2,085,683
Equinix, Inc. *	61,480	3,270,121
McAfee, Inc. *	117,260	4,053,678
MetroPCS Communications, Inc. *	311,790	4,630,082
Netease.com, Inc., ADR *	196,190	4,335,799
NICE Systems, Ltd., ADR *	122,860	2,760,664
RightNow Technologies, Inc. *	139,670	1,079,649

		24,441,763
Consumer, Cyclical - 13.75%
Advance Auto Parts, Inc.	113,460	3,817,929
Allegiant Travel Company * (a)	51,030	2,478,527
Big Lots, Inc. *	64,920	940,691
BJ’s Wholesale Club, Inc. * (a)	116,140	3,978,956
Burger King Holdings, Inc.	134,580	3,213,770
Dick’s Sporting Goods, Inc. *	91,320	1,288,525
DSW, Inc., Class A * (a)	54,677	681,275
FGX International Holdings, Ltd. *	132,059	1,814,491
Foot Locker, Inc.	166,920	1,225,193
GameStop Corp., Class A *	109,050	2,362,023
Limited Brands, Inc.	76,300	766,052
LKQ Corp. *	68,300	796,378
Marvel Entertainment, Inc. *	102,250	3,144,188
Mobile Mini, Inc. *	126,900	1,829,898
Pool Corp.	127,517	2,291,480
Royal Caribbean Cruises, Ltd. (a)	97,290	1,337,738
Wesco International, Inc. *	46,700	898,041

		32,865,155
Consumer, Non-cyclical - 26.71%
Alexion Pharmaceuticals, Inc. * (a)	34,110	1,234,441
Alkermes, Inc. *	174,136	1,854,548
Amylin Pharmaceuticals, Inc. *	87,060	944,601
AngioDynamics, Inc. *	122,062	1,671,029
Auxilium Pharmaceuticals, Inc. *	101,470	2,885,807
Celera Corp. *	225,990	2,515,269
Cougar Biotechnology, Inc. *	73,120	1,901,120
Coventry Health Care, Inc. *	56,300	837,744
Cubist Pharmaceuticals, Inc. * (a)	65,460	1,581,514
Equifax, Inc.	28,800	763,776
Health Net, Inc. *	141,770	1,543,875
Healthsouth Corp. * (a)	452,400	4,958,304
ICON PLC, SADR *	157,900	3,109,051
Interactive Data Corp.	147,982	3,649,236
ITT Educational Services, Inc. *	28,010	2,660,390
Jarden Corp. * (a)	285,880	3,287,620
Medicines Company *	133,450	1,965,718
Net 1 UEPS Technologies, Inc. *	137,510	1,883,887
Onyx Pharmaceuticals, Inc. *	44,870	1,532,759
Perrigo Company	106,110	3,428,414
Pharmaceutical Product Development, Inc.	123,830	3,592,308
Ralcorp Holdings, Inc. *	42,137	2,460,801
Regeneron Pharmaceuticals, Inc. *	111,280	2,043,101
Robert Half International, Inc.	45,640	950,225
Sequenom, Inc. * (a)	69,050	1,369,952
Smithfield Foods, Inc. * (a)	79,000	1,111,530
Tetra Tech, Inc. *	140,040	3,381,966
Volcano Corp. *	206,000	3,090,000
Zoll Medical Corp. *	87,260	1,648,341

		63,857,327
Diversified - 1.49%
Liberty Acquisition Holdings Corp. * (a)	427,060	3,565,951
Energy - 5.93%
Arena Resources, Inc. *	83,230	2,337,931
Cabot Oil & Gas Corp.	82,240	2,138,240
Covanta Holding Corp. *	185,570	4,075,117
Helmerich & Payne, Inc.	26,830	610,383
Penn Virginia Corp.	51,160	1,329,137
St. Mary Land & Exploration Company	85,590	1,738,333
Whiting Petroleum Corp. *	58,140	1,945,364

		14,174,505
Financial - 7.51%
Allied World Assurance Holdings, Ltd.	111,670	4,533,802
Ameriprise Financial, Inc.	25,300	591,008
Arch Capital Group, Ltd. *	32,500	2,278,250
Axis Capital Holdings, Ltd.	76,640	2,231,757
International Bancshares Corp.	6,481	141,480
NASDAQ Omx Group, Inc. *	79,040	1,953,078
PartnerRe, Ltd.	30,900	2,202,243
Signature Bank *	59,620	1,710,498
W.R. Berkley Corp.	74,673	2,314,863

		17,956,979
Industrial - 17.73%
Aecom Technology Corp. *	216,550	6,654,581
American Ecology Corp.	148,890	3,012,045
AMETEK, Inc.	73,450	2,218,925
Axsys Technologies, Inc. *	31,254	1,714,594
Cubic Corp.	61,890	1,683,408
FLIR Systems, Inc. * (a)	133,080	4,082,894
Flowserve Corp.	33,020	1,700,530
Heartland Express, Inc. (a)	130,600	2,058,256
Hub Group, Inc., Class A *	94,766	2,514,142
Itron, Inc. * (a)	42,882	2,733,299
J.B. Hunt Transport Services, Inc.	63,640	1,671,823
Mueller Water Products, Inc. (a)	90,000	756,000
Snap-on, Inc.	93,520	3,682,818
Sterling Construction Company, Inc. *	64,450	1,194,903
Teledyne Technologies, Inc. *	71,904	3,203,323
Waste Connections, Inc. *	110,465	3,487,380

		42,368,921
Technology - 10.84%
CACI International, Inc., Class A * (a)	78,450	3,537,311
FactSet Research Systems, Inc. (a)	66,927	2,960,850
Microsemi Corp. *	160,550	2,029,352
NCR Corp. *	166,910	2,360,107

The accompanying notes are an integral part of the financial statements.

167

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Small Cap Growth Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Technology (continued)
ON Semiconductor Corp. *	712,780	$2,423,452
Red Hat, Inc. *	225,940	2,986,927
Skyworks Solutions, Inc. *	420,150	2,327,631
Solera Holdings, Inc. *	235,640	5,678,924
Sykes Enterprises, Inc. *	83,910	1,604,359

		25,908,913
Utilities - 0.78%
UGI Corp.	76,650	1,871,793

TOTAL COMMON STOCKS (Cost $269,048,274)		$232,291,880

INVESTMENT COMPANIES - 1.86%

Investment Companies - 1.86%
iShares Russell 2000 Growth Index Fund	87,700	4,460,422

TOTAL INVESTMENT COMPANIES (Cost $4,371,332)		$4,460,422

CONVERTIBLE BONDS - 0.03%

Energy - 0.03%
InterOil Corp.8.00% due 05/09/2013 (g)	125,000	68,750

TOTAL CONVERTIBLE BONDS (Cost $93,283)		$68,750

SHORT TERM INVESTMENTS - 10.75%
John Hancock Cash Investment Trust, 1.2465% (c)(f)	$25,699,773	$25,699,773

TOTAL SHORT TERM INVESTMENTS (Cost $25,699,773)		$25,699,773

REPURCHASE AGREEMENTS - 3.39%
Repurchase Agreement with State Street Corp. dated 12/31/2008 at 0.00% to be repurchased a $8,101,000 on 01/02/2009, collateralized by $8,115,000 Federal Home Loan Mortgage Corp., 4.25% due 02/13/2013 (valued at $8,267,156, including interest)	$8,101,000	$8,101,000

TOTAL REPURCHASE AGREEMENTS (Cost $8,101,000)		$8,101,000

Total Investments (Small Cap Growth Trust) (Cost $307,313,662) - 113.21%		$270,621,825
Liabilities in Excess of Other Assets - (13.21)%		(31,580,287)

TOTAL NET ASSETS - 100.00%		$239,041,538

Small Cap Intrinsic Value Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 94.37%
Basic Materials - 7.79%
FNX Mining Company, Inc. *	167,644	$412,829
Franco-Nevada Corp.	3,220	55,506
Gammon Gold, Inc. *	280,908	1,536,567
Minefinders Corp., Ltd. *	140,650	724,347
Sherritt International Corp. *	109,614	280,583
Solutia, Inc. *	65,138	293,121

		3,302,953
Communications - 22.18%
DG Fastchannel, Inc. * (a)	142,615	1,779,835
EchoStar Corp. *	87,927	1,307,475
MRV Communications, Inc. *	1,477,631	1,137,776
RADVision, Ltd. *	22,359	120,515
RealNetworks, Inc. *	448,856	1,584,462
Sirius XM Radio, Inc. *	852,769	102,332
The Knot, Inc. *	405,854	3,376,705

		9,409,100
Consumer, Cyclical - 10.22%
Carrols Restaurant Group, Inc. *	443,000	1,196,100
Core-Mark Holding Company, Inc. *	69,984	1,506,056
Daphne International Holdings, Ltd.	2,676,785	437,868
Domino’s Pizza, Inc. *	48,347	227,714
Joe’s Jeans, Inc. *	1,137,000	397,950
Melco Crown Entertainment, Ltd., ADR * (a)	148,241	469,924
Pinnacle Airlines Corp. *	58,939	100,196

		4,335,808
Consumer, Non-cyclical - 22.05%
American Oriental Bioengineering, Inc. * (a)	307,197	2,085,868
Brazil Ethanol, Inc. *	37,138	72,853
Coinstar, Inc. *	35,873	699,882
Drugstore.com, Inc. *	271,320	336,437
Kinetic Concepts, Inc. * (a)	22,183	425,470
Lender Processing Services, Inc.	36,842	1,084,997
Novabay Pharmaceuticals, Inc. * (a)	160,556	163,767
Seaboard Corp.	1,777	2,121,738
Shutterfly, Inc. * (a)	68,640	479,793
Wright Express Corp. *	149,606	1,885,036

		9,355,841
Energy - 6.06%
Atwood Oceanics, Inc. *	32,065	489,953
Plains Exploration & Production Company *	14,791	343,743
Southern Union Company	58,000	756,320
TXCO Resources, Inc. *	251,035	374,042
Warren Resources, Inc. *	304,340	605,637

		2,569,695
Financial - 12.41%
BGC Partners, Inc.	100,948	278,616
Broadridge Financial Solutions, Inc.	38,105	477,837
eHealth, Inc. *	141,500	1,879,120
Northeast Community Bancorp, Inc.	138,000	957,720
RHJ International *	8,037	38,877
Tradestation Group, Inc. *	252,850	1,630,883

		5,263,053
Industrial - 4.24%
Ameron International Corp.	11,917	749,818

The accompanying notes are an integral part of the financial statements.

168

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Small Cap Intrinsic Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Industrial (continued)
Brinks Company	39,084	$1,050,578

		1,800,396
Real Estate - 2.30%
PICO Holdings, Inc. *	36,650	974,157
Technology - 7.12%
Aspen Technology, Inc. *	82,851	614,755
Brocade Communications Systems, Inc. *	376,499	1,054,197
Descartes Systems Group, Inc. *	342,303	987,119
Kopin Corp. *	179,176	365,519

		3,021,590

TOTAL COMMON STOCKS (Cost $85,933,642)		$40,032,593

WARRANTS - 0.10%
Consumer, Non-cyclical - 0.10%
Shermen WSC Acquisition Corp.
(Expiration Date 05/24/2011, Strike
Price USD 5.00)	1,032,754	41,310

TOTAL WARRANTS (Cost $303,459)		$41,310

SHORT TERM INVESTMENTS - 13.02%
John Hancock Cash
Investment Trust, 1.2465% (c)(f)	$3,315,075	$3,315,075
U.S. Treasury Bills
zero coupon due 06/11/2009 to
06/18/2009	2,210,000	2,208,705

TOTAL SHORT TERM INVESTMENTS (Cost $5,523,780)		$5,523,780

REPURCHASE AGREEMENTS - 0.36%
Repurchase Agreement with State Street Corp. dated 12/31/2008 at 0.00% to be repurchased at $153,000 on 01/02/2009, collateralized by $155,000 Federal National Mortgage Association, 3.53% due 08/25/2010 (valued at $159,456, including interest)	$153,000	$153,000

TOTAL REPURCHASE AGREEMENTS (Cost $153,000)		$153,000

Total Investments (Small Cap Intrinsic Value Trust) (Cost $91,913,881) - 107.85%		$45,750,683
Liabilities in Excess of Other Assets - (7.85)%		(3,329,377)

TOTAL NET ASSETS - 100.00%		$42,421,306

Small Cap Opportunities Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 97.80%

Basic Materials - 3.93%
AK Steel Holding Corp.	25,400	$236,728
American Pacific Corp. *	100	805
Arch Chemicals, Inc.	2,710	70,650
Brush Engineered Materials, Inc. *	5,138	65,355
Cabot Corp.	4,154	63,556
Carpenter Technology Corp.	8,210	168,633
Century Aluminum Company *	12,500	125,000
Compass Minerals International, Inc.	15,052	882,950
Cytec Industries, Inc.	11,857	251,606
FMC Corp.	16,114	720,779
Gibraltar Industries, Inc.	1,099	13,122
H.B. Fuller Company	6,397	103,056
Hecla Mining Company *	37,200	104,160
Horsehead Holding Corp. *	20,106	94,498
ICO, Inc. *	192	607
Kaiser Aluminum Corp.	4,152	93,503
MeadWestvaco Corp.	38,700	433,053
Minerals Technologies, Inc.	4,100	167,690
Neenah Paper, Inc.	1,949	17,229
Olympic Steel, Inc.	2,627	53,512
OM Group, Inc. *	5,155	108,822
Penford Corp.	1,958	19,815
Quaker Chemical Corp.	1,125	18,506
Reliance Steel & Aluminum Company	16,600	331,004
Rockwood Holdings, Inc. *	14,289	154,321
RTI International Metals, Inc. *	5,600	80,136
Schweitzer Mauduit International, Inc.	1,279	25,606
Stillwater Mining Company *	11,601	57,309
Symyx Technologies, Inc. *	3,358	19,947
Temple-Inland, Inc.	27,200	130,560
Universal Stainless & Alloy Products, Inc. *	79	1,145
USEC, Inc. *	27,139	121,854
Westlake Chemical Corp.	6,048	98,522
Zep, Inc.	40,609	784,160
Zoltek Companies, Inc. *	8,800	79,112

		5,697,311

Communications - 8.58%
3Com Corp. *	44,440	101,323
Acacia Research - Acacia Technologies *	1,420	4,317
ADAM, Inc. *	56	224
Alaska Communications Systems Group, Inc.	102,472	961,187
Alloy, Inc. *	273	1,155
Ariba, Inc. *	135,369	976,010
Arris Group, Inc. *	163,381	1,298,879
Avocent Corp. *	9,407	168,479
Blue Coat Systems, Inc. *	6,587	55,331
CenturyTel, Inc.	22,700	620,391
Ciena Corp. *	23,100	154,770
Cincinnati Bell, Inc. *	305,560	589,731
CommScope, Inc. *	15,900	247,086
Communications Systems, Inc. *	400	3,120
Comtech Telecommunications Corp. *	24,721	1,132,716
Courier Corp.	280	5,012
CPI International, Inc. *	1,216	10,531
Cybersource Corp. *	70,896	850,043
DataPath, Inc. * (g)	92,025	920
DealerTrack Holdings, Inc. *	26,620	316,512
Digital River, Inc. *	7,459	184,983
Dolan Media Company *	5,414	35,678

The accompanying notes are an integral part of the financial statements.

169

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Small Cap Opportunities Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Communications (continued)
eResearch Technology, Inc. *	69,340	$459,724
Fairpoint Communications, Inc.	20,755	68,076
Fisher Communications, Inc. *	1,962	40,496
Gannett Company, Inc.	44,348	354,784
General Communication, Inc., Class A *	3,963	32,061
GeoEye, Inc. *	1,870	35,960
Globecomm Systems, Inc. *	1,549	8,504
Harris Stratex Networks, Inc., Class A *	2,832	14,613
Harte-Hanks, Inc.	8,021	50,051
HealthStream, Inc. *	100	233
Hughes Communications, Inc. *	1,389	22,141
ID Systems, Inc. *	225	911
InfoSpace, Inc. *	4,714	35,591
Internap Network Services Corp. *	3,269	8,173
Interwoven, Inc. *	5,194	65,444
inVentiv Health, Inc. *	2,905	33,524
Ixia *	3,863	22,328
JDS Uniphase Corp. *	55,000	200,750
Journal Communications, Inc.	2,870	7,032
KVH Industries, Inc. *	481	2,492
Liberty Media Corp. - Capital, Series A *	14,100	66,411
Liberty Media Holding Corp.-Interactive A *	111,360	347,443
Loral Space & Communications, Inc. *	2,908	42,253
Marchex, Inc., Class B	2,400	13,992
Meredith Corp.	6,041	103,422
ModusLink Global Solutions, Inc. *	6,145	17,759
Novatel Wireless, Inc. *	7,800	36,192
NTELOS Holdings Corp.	23,088	569,350
Occam Networks, Inc. *	150	350
Online Resources Corp. *	1,500	7,110
Oplink Communications, Inc. *	2,919	25,103
Outdoor Channel Holdings, Inc. *	1,020	7,640
Perficient, Inc. *	1,837	8,781
Performance Technologies, Inc. *	100	334
Plantronics, Inc.	6,736	88,915
Playboy Enterprises, Inc., Class B *	121	261
RealNetworks, Inc. *	13,328	47,048
Sinclair Broadcast Group, Inc., Class A	4,537	14,065
Soapstone Networks, Inc. *	1,131	2,918
SonicWALL, Inc. *	10,454	41,607
SumTotal Systems, Inc. *	915	2,599
Sycamore Networks, Inc. *	33,318	89,625
Syniverse Holdings, Inc. *	10,294	122,910
Tessco Technologies, Inc. *	100	866
The Knot, Inc. *	4,691	39,029
The New York Times Company, Class A	27,360	200,549
TheStreet.com, Inc.	42,378	122,896
TIBCO Software, Inc. *	33,491	173,818
Tollgrade Communications, Inc. *	1,000	4,780
United Online, Inc.	11,730	71,201
ValueClick, Inc. *	13,791	94,330
Web.com Group, Inc. *	1,145	4,191
World Wrestling Entertainment, Inc., Class A	79,332	878,999

		12,428,033

Consumer, Cyclical - 13.74%
Airtran Holdings, Inc. *	24,739	109,841
Allegiant Travel Company *	18,752	910,785
American Woodmark Corp.	1,592	29,022
Americas Car Mart, Inc. *	1,145	15,812
Ameristar Casinos, Inc.	12,247	105,814
AnnTaylor Stores Corp. *	14,600	84,242
Arctic Cat, Inc.	1,806	8,651
ArvinMeritor, Inc.	13,510	38,504
ATC Technology Corp. *	2,900	42,427
AutoNation, Inc. *	40,100	396,188
Barnes & Noble, Inc.	13,676	205,140
Big 5 Sporting Goods Corp.	2,042	10,639
BJ’s Restaurants, Inc. *	4,568	49,197
BlueLinx Holdings, Inc. *	500	945
Books-A-Million, Inc.	423	1,079
Boyd Gaming Corp.	17,817	84,274
Brightpoint, Inc. *	3,054	13,285
Brown Shoe, Inc.	7,729	65,465
Brunswick Corp.	18,499	77,881
Build A Bear Workshop, Inc. *	6,100	29,646
Cabela’s, Inc. *	5,399	31,476
Callaway Golf Company	11,125	103,351
Carter’s, Inc. *	37,775	727,547
Cash America International, Inc.	6,400	175,040
Cavco Industries, Inc. *	329	8,847
Central European Distribution Corp. *	8,619	169,794
Charming Shoppes, Inc. *	25,991	63,418
Chico’s FAS, Inc. *	44,543	186,190
Children’s Place Retail Stores, Inc. *	5,983	129,711
Christopher & Banks Corp.	5,145	28,812
Churchill Downs, Inc.	945	38,197
Cinemark Holdings, Inc.	9,554	70,986
Citi Trends, Inc. *	65,570	965,190
Coldwater Creek, Inc. *	4,983	14,202
Collective Brands, Inc. *	14,000	164,080
Conn’s, Inc. *	1,100	9,328
Core-Mark Holding Company, Inc. *	1,199	25,803
Delta Apparel, Inc. *	200	730
Dillard’s, Inc., Class A	14,462	57,414
DineEquity, Inc.	27,359	316,270
DineEquity, Inc. (a)	3,604	41,662
Dover Downs Gaming & Entertainment, Inc.	474	1,507
DSW, Inc., Class A *	3,600	44,856
Ethan Allen Interiors, Inc.	5,705	81,981
Exide Technologies *	8,927	47,224
FGX International Holdings, Ltd. *	57,296	787,247
Finish Line, Inc.	6,784	37,990
Foot Locker, Inc.	31,522	231,372
Fred’s, Inc., Class A	6,194	66,647
Gaming Partners International Corp. *	100	513
Gander Mountain Company *	100	233
Gaylord Entertainment Company *	10,500	113,820
Genesco, Inc. *	4,395	74,363
G-III Apparel Group, Ltd. *	803	5,131
Goodyear Tire & Rubber Company *	54,700	326,559
Group 1 Automotive, Inc.	5,931	63,877
Harman International Industries, Inc.	10,455	174,912

The accompanying notes are an integral part of the financial statements.

170

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Small Cap Opportunities Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Consumer, Cyclical (continued)
Heelys, Inc. *	2,494	$5,661
Hooker Furniture Corp.	1,255	9,613
Iconix Brand Group, Inc. *	10,741	105,047
Ingram Micro, Inc., Class A *	33,551	449,248
Interface, Inc., Class A	73,583	341,425
Isle of Capri Casinos, Inc. *	5,191	16,611
J. Crew Group, Inc. *	61,474	749,983
Jo-Ann Stores, Inc. *	1,256	19,455
Kimball International, Inc., Class B	2,013	17,332
K-Swiss, Inc., Class A	2,719	30,997
Lennar Corp., Class A	29,300	254,031
LIFE TIME FITNESS, Inc. *	10,200	132,090
Lifetime Brands, Inc.	201	712
Lithia Motors, Inc., Class A	1,369	4,463
Liz Claiborne, Inc.	1,600	4,160
Luby’s Cafeterias, Inc. *	3,326	13,936
M/I Homes, Inc.	1,830	19,288
Macrovision Solutions Corp. *	14,396	182,109
Marcus Corp.	2,715	44,065
Marinemax, Inc. *	2,660	9,017
McCormick & Schmick’s Seafood Restaurants, Inc. *	340	1,367
Meritage Homes Corp. *	7,800	94,926
Miller Industries, Inc. *	614	3,254
Mobile Mini, Inc. *	3,446	49,691
Morton’s Restaurant Group, Inc. *	161	461
Multimedia Games, Inc. *	4,183	9,956
Office Depot, Inc. *	67,763	201,934
OfficeMax, Inc.	17,773	135,786
Oshkosh Corp.	19,000	168,910
Owens & Minor, Inc.	20,117	757,405
Palm Harbor Homes, Inc. *	2,556	12,729
Pantry, Inc. *	52,367	1,123,272
Papa John’s International, Inc. * (a)	40,363	743,890
PC Mall, Inc. *	21,541	86,379
Penske Auto Group, Inc.	23,500	180,480
Phillips-Van Heusen Corp.	11,254	226,543
Pinnacle Entertainment, Inc. *	12,571	96,545
RC2 Corp. *	3,293	35,136
Red Robin Gourmet Burgers, Inc. *	3,400	57,222
Regis Corp.	8,305	120,672
Republic Airways Holdings, Inc. *	619	6,605
Retail Ventures, Inc. *	9,566	33,194
RG Barry Corp. *	562	2,922
Rick’s Cabaret International, Inc. *	2,439	9,732
Rocky Brands, Inc. *	604	2,386
Royal Caribbean Cruises, Ltd.	31,041	426,814
Rubio’s Restaurants, Inc. *	200	714
Rush Enterprises, Inc., Class B *	59,186	484,733
Ryland Group, Inc.	9,259	163,607
Saks, Inc. *	30,405	133,174
ScanSource, Inc. *	4,643	89,471
Shoe Carnival, Inc. *	1,397	13,341
Skechers U.S.A., Inc., Class A *	6,928	88,817
Skyline Corp.	1,252	25,028
SkyWest, Inc.	7,477	139,072
Sonic Corp. *	74,734	909,513
Speedway Motorsports, Inc.	2,456	39,566
Sport Supply Group, Inc.	700	4,900
Stanley Furniture Company, Inc.	4	32
Steelcase, Inc. Class A	13,404	75,331
Steinway Musical Instruments, Inc. *	1,359	23,796
Superior Industries International, Inc.	1,311	13,792
Susser Holdings Corp. *	520	6,911
Systemax, Inc. *	3,022	32,547
Talbots, Inc.	3,326	7,949
Tech Data Corp. *	8,365	149,232
Tenneco, Inc. *	7,818	23,063
The Cheesecake Factory, Inc. *	13,100	132,310
The Dress Barn, Inc. *	11,807	126,807
The Men’s Wearhouse, Inc.	11,300	153,002
The Steak & Shake Company *	3,940	23,443
Thor Industries, Inc.	6,628	87,357
Timberland Company, Class A *	5,338	61,654
Titan International, Inc.	43,627	359,923
Titan International, Inc. (a)	6,379	52,627
Titan Machinery, Inc. *	13,604	191,272
TRW Automotive Holdings Corp. *	13,797	49,669
Tween Brands, Inc. *	2,918	12,606
Unifi, Inc. *	6,642	18,730
Unifirst Corp.	2,287	67,901
United Stationers, Inc. *	4,664	156,197
Vail Resorts, Inc. *	5,054	134,436
Volcom, Inc. *	3,906	42,575
Volcom, Inc. * (a)	45,554	496,539
Wabash National Corp.	2,196	9,882
Wesco International, Inc. *	8,318	159,955
West Marine, Inc. *	1,006	4,265
Williams-Sonoma, Inc.	27,000	212,220
Winnebago Industries, Inc.	6,400	38,592
Wyndham Worldwide Corp.	34,524	226,132

		19,905,254

Consumer, Non-cyclical - 17.24%
1-800-Flowers.com, Inc., Class A *	2,194	8,381
ABM Industries, Inc.	57,543	1,096,194
Acco Brands Corp. *	7,734	26,682
Advanced Medical Optics, Inc. *	11,038	72,961
Air Methods Corp. *	1,938	30,989
Alberto-Culver Company	54,134	1,326,824
Alliance One International, Inc. *	4,064	11,948
American Dental Partners, Inc. *	528	3,664
AMN Healthcare Services, Inc. *	6,549	55,405
Andersons, Inc.	4,323	71,243
AngioDynamics, Inc. *	4,282	58,621
Aspect Medical Systems, Inc. *	1,077	3,630
Assisted Living Concepts, Inc. *	9,623	39,935
B&G Foods, Inc.	3,486	18,824
Barrett Business Services, Inc.	250	2,725
Biodel, Inc. *	1,414	6,816
Bio-Rad Laboratories, Inc., Class A *	12,658	953,274
Blyth, Inc.	2,111	16,550
Brookdale Senior Living, Inc.	11,109	61,988

The accompanying notes are an integral part of the financial statements.

171

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Small Cap Opportunities Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Consumer, Non-cyclical (continued)
Cambrex Corp. *	4,802	$22,185
Capella Education Company *	19,958	1,172,732
Capital Senior Living Corp. *	1,426	4,250
Cardiac Science Corp. *	82,497	618,728
CDI Corp.	2,196	28,416
Celera Corp. *	5,400	60,102
Central Garden & Pet Company *	2,900	16,994
Cenveo, Inc. *	6,236	27,750
Chiquita Brands International, Inc. *	3,367	49,764
Collectors Universe, Inc.	1,908	5,590
Compass Diversified Trust	2,538	28,553
Consolidated Graphics, Inc. *	2,900	65,656
Convergys Corp. *	18,749	120,181
Cornell Corrections, Inc. *	914	16,991
CRA International, Inc. *	1,272	34,255
Cutera, Inc. *	380	3,371
Cynosure, Inc. *	2,139	19,529
Del Monte Foods Company	31,582	225,496
Dollar Financial Corp. *	3,134	32,280
Electro Rent Corp.	1,768	19,731
Elizabeth Arden, Inc. *	5,782	72,911
Emeritus Corp. *	6,616	66,359
Ennis Business Forms, Inc.	4,329	52,424
Enzo Biochem, Inc. *	1,654	8,088
Euronet Worldwide, Inc. *	50,207	582,903
EV3, Inc. *	7,759	47,330
Farmer Brothers Company	200	4,988
Flowers Foods, Inc.	38,312	933,280
Gentiva Health Services, Inc. *	35,668	1,043,646
Great Lakes Dredge & Dock Company	2,800	11,620
H&E Equipment Services, Inc. *	6,756	52,089
Haemonetics Corp. *	15,877	897,051
Hain Celestial Group, Inc. *	4,937	94,247
Harvard Bioscience, Inc. *	969	2,568
Health Net, Inc. *	20,688	225,292
Health Tronics, Inc. *	400	900
Healthways, Inc. *	5,277	60,580
Heidrick & Struggles International, Inc.	2,108	45,406
Helen of Troy, Ltd. *	6,234	108,222
Hertz Global Holdings, Inc. *	29,406	149,088
Hi-Tech Pharmacal Company, Inc. *	60	332
Home Diagnostics, Inc. *	890	4,423
HQ Sustainable Maritime Industries, Inc. *	1,856	14,533
ICT Group, Inc. *	500	2,290
I-Flow Corp. *	3,397	16,306
Imperial Sugar Company	2,600	37,284
Ingles Markets, Inc.	1,865	32,805
Integramed America, Inc. *	200	1,340
Intermediate Parfums, Inc.	1,632	12,534
Intermune, Inc. * (a)	27,353	289,395
Intersections, Inc. *	600	3,120
Invacare Corp.	67,429	1,046,498
Invacare Corp. (a)	5,380	83,498
Inverness Medical Innovations, Inc. *	7,235	136,814
Jarden Corp. *	14,632	168,268
Kelly Services, Inc., Class A	3,123	40,630
Kenexa Corp. *	2,523	20,134
Kforce, Inc. *	4,270	32,794
Korn/Ferry International *	6,551	74,812
Lannett Company, Inc. *	350	1,750
LCA-Vision, Inc.	3,844	15,799
LECG Corp. *	5,738	38,502
LifePoint Hospitals, Inc. *	2,743	62,650
Live Nation, Inc. *	13,334	76,537
Mannatech, Inc.	977	2,394
Maui Land & Pineapple, Inc. *	200	2,686
McGrath Rentcorp	1,890	40,370
Medical Action, Inc. *	400	4,000
Medicis Pharmaceutical Corp., Class A	11,710	162,769
Medtox Scientific, Inc. *	242	1,989
Molina Healthcare, Inc. *	3,095	54,503
Multi-Color Corp.	100	1,582
Nighthawk Radiology Holdings, Inc. *	2,686	13,054
NovaMed, Inc. *	263	910
Nutraceutical International Corp. *	200	1,538
NxStage Medical, Inc. *	2,721	7,265
On Assignment, Inc. *	3,300	18,711
OraSure Technologies, Inc. *	2,577	9,483
Osteotech, Inc. *	621	1,050
Palomar Medical Technologies, Inc. *	2,128	24,536
Par Pharmaceutical Companies, Inc. *	5,425	72,749
Parexel International Corp. *	7,880	76,515
Parlux Fragrances, Inc. *	916	2,675
Perceptron, Inc. *	354	1,193
PHH Corp. *	9,576	121,903
Prestige Brands Holdings, Inc. *	12,800	135,040
Quidel Corp. *	69,480	908,104
Res-Care, Inc. *	3,784	56,836
RTI Biologics, Inc. *	2,697	7,444
Ruddick Corp.	56,856	1,572,068
Russ Berrie & Company, Inc. *	2,554	7,585
Service Corp. International	30,442	151,297
Shutterfly, Inc. *	500	3,495
Skilled Healthcare Group, Inc. *	94,504	797,614
Smart Balance, Inc. *	3,904	26,547
Smithfield Foods, Inc. *	27,363	384,997
SonoSite, Inc. *	1,641	31,310
Spartan Motors, Inc.	250,656	1,185,603
Spectranetics Corp. *	2,913	7,603
StarTek, Inc. *	1,463	6,510
Symmetry Medical, Inc. *	4,999	39,842
Tasty Baking Company *	100	339
Team, Inc. *	41,168	1,140,354
The Cooper Companies, Inc.	10,512	172,397
The Great Atlantic & Pacific Tea Company, Inc. *	13,375	83,861
The Hackett Group, Inc. *	1,728	5,046
TreeHouse Foods, Inc. *	47,002	1,280,334
TrueBlue, Inc. *	5,107	48,874
United Rentals, Inc. *	14,806	135,031
Universal Corp.	5,290	158,012
Versar, Inc. *	542	2,233

The accompanying notes are an integral part of the financial statements.

172

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Small Cap Opportunities Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Consumer, Non-cyclical (continued)
Viad Corp.	2,595 $64,200
ViroPharma, Inc. *	88,251	1,149,028
Vital Images, Inc. *	1,360	18,918
Vivus, Inc. *	180,996	962,899
Volt Information Sciences, Inc. *	2,545	18,400
Weis Markets, Inc.	2,489	83,705
Winn-Dixie Stores, Inc. *	8,151	131,231
Wright Express Corp. *	37,054	466,880
Young Innovations, Inc.	300	4,620

		24,981,380

Diversified - 0.00%
Resource America, Inc.	700	2,800
Energy - 6.69%
Alon USA Energy, Inc.	6,112	55,925
Atlas America, Inc.	5,654	83,962
ATP Oil & Gas Corp. *	9,200	53,820
Bill Barrett Corp. *	9,485	200,418
Bolt Technology Corp. *	1,228	8,547
Bronco Drilling Company, Inc. *	3,285	21,221
Cal Dive International, Inc. *	6,996	45,544
Cimarex Energy Company	18,865	505,205
Clean Energy Fuels Corp. *	8,198	49,516
Complete Production Services, Inc. *	57,935	472,170
Comstock Resources, Inc. *	18,204	860,139
Comverge, Inc. *	1,099	5,385
CREDO Petroleum Corp. *	217	1,827
Delek US Holdings, Inc.	9,865	52,186
Dril-Quip, Inc. *	8,484	174,007
Evergreen Solar, Inc. *	25,914	82,666
Exterran Holdings, Inc. *	11,622	247,549
Flotek Industries, Inc. *	8,695	21,911
Geokinetics, Inc. *	1,132	2,796
Georesources, Inc. *	857	7,447
Gulf Islands Fabrication, Inc.	2,109	30,391
Gulfport Energy Corp. *	3,378	13,343
Headwaters, Inc. *	7,802	52,664
Hercules Offshore, Inc. *	22,500	106,875
International Coal Group, Inc. *	38,229	87,927
Key Energy Services, Inc. *	28,135	124,075
Lufkin Industries, Inc.	15,352	529,644
NATCO Group, Inc. *	29,027	440,630
Natural Gas Services Group, Inc. *	2,118	21,455
Newfield Exploration Company *	30,000	592,500
Newpark Resources, Inc. *	14,159	52,388
Oceaneering International, Inc. *	22,331	650,725
Oil States International, Inc. *	15,244	284,910
Parallel Petroleum Corp. *	80,432	161,668
Parker Drilling Company *	13,338	38,680
Pason Systems, Inc.	26,793	304,935
Patterson-UTI Energy, Inc.	34,767	400,168
Penn Virginia Corp.	27,704	719,750
Petroleum Development Corp. *	3,220	77,505
Petroquest Energy, Inc. *	10,450	70,642
Pride International, Inc. *	34,094	544,822
Rowan Companies, Inc.	25,600	407,040
SEACOR Holdings, Inc. *	4,500	299,925
Tesoro Corp.	31,400	413,538
TETRA Technologies, Inc. *	6,946	33,758
TGC Industries, Inc. *	400	828
Toreador Resources Corp. *	614	3,371
Union Drilling, Inc. *	3,974	20,625
Venoco, Inc. *	55,246	149,717
Western Refining, Inc.	13,766	106,824

		9,693,564

Financial - 18.72%
1st Source Corp.	961	22,708
21st Century Holding Company *	990	4,584
Abington Bancorp, Inc.	2,034	18,814
Advanta Corp., Class B	1,669	3,488
Affiliated Managers Group, Inc. *	11,720	491,302
AMCORE Financial, Inc.	1,574	5,698
American Bancorp of New Jersey *	800	9,520
AmeriCredit Corp. *	15,449	118,030
Ameris Bancorp	512	6,067
Anchor BanCorp Wisconsin, Inc.	3,492	9,638
Argo Group International Holdings, Ltd. *	4,865	165,021
Arthur J. Gallagher & Company	36,642	949,394
Asset Acceptance Capital Corp. *	3,435	17,553
Assured Guaranty, Ltd. (a)	61,667	703,004
Asta Funding, Inc.	1,982	5,391
Atlantic Coast Federal Corp.	239	930
Avatar Holdings, Inc. *	553	14,666
BancFirst Corp.	16,099	851,959
Bancorp, Inc. *	162	607
BancTrust Financial Group, Inc.	1,150	16,974
Bank Granite Corp.	913	2,237
Bank Mutual Corp.	3,761	43,402
Bank of Florida Corp. *	100	421
Bank of the Ozarks, Inc.	68,673	2,035,496
BankAtlantic Bancorp, Inc.	1,735	10,063
BankFinancial Corp.	4,440	45,244
Banner Corp.	3,500	32,935
Berkshire Hill Bancorp, Inc.	876	27,033
Boston Private Financial Holdings, Inc.	9,573	65,479
Capital Southwest Corp.	503	54,404
Capitol Bancorp, Ltd.	1,787	13,939
Cardinal Financial Corp.	2,152	12,245
Cascade Financial Corp.	136	737
Center Bancorp, Inc.	100	818
Center Financial Corp.	2,722	16,795
Central Pacific Financial Corp.	6,415	64,407
CIT Group, Inc.	64,700	293,738
Citizens Banking Corp.	16,616	49,516
Citizens First Bancorp, Inc.	200	420
CNA Surety Corp. *	2,321	44,563
CoBiz, Inc.	986	9,604
Colonial Bancgroup, Inc.	32,513	67,302
Columbia Banking System, Inc.	13,935	166,245
Commerce Bancshares, Inc.	22,992	1,010,498
Community Trust Bancorp, Inc.	34,739	1,276,658
Compucredit Corp. *	5,612	31,034

The accompanying notes are an integral part of the financial statements.

173

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Small Cap Opportunities Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Financial (continued)
Conseco, Inc. *	40,979	$212,271
Crescent Financial Corp. *	99	376
Delphi Financial Group, Inc.	9,000	165,960
DuPont Fabros Technology, Inc., REIT	68,466	141,725
East West Bancorp, Inc.	7,990	127,600
Encore Bancshares, Inc. *	4	44
Encore Capital Group, Inc. *	1,681	12,103
Enterprise Financial Services Corp.	857	13,061
ESSA Bancorp, Inc.	2,929	41,387
FCStone Group, Inc. *	3,612	16,001
Federal Agricultural Mortgage Corp., Class C	1,613	5,645
Fidelity Southern Corp.	774	2,794
Financial Federal Corp.	4,983	115,954
First Acceptance Corp. *	1,030	2,987
First Bancorp	181	3,321
First Busey Corp.	960	17,510
First Defiance Financial Corp.	51	394
First Financial Bankshares, Inc. (a)	19,560	1,079,908
First Financial Holdings, Inc.	900	18,216
First Financial Northwest, Inc.	904	8,443
First Mercury Financial Corp. *	1,100	15,686
First Midwest Bancorp, Inc.	10,700	213,679
First Regional Bancorp *	300	972
Flushing Financial Corp.	1,662	19,878
Forest City Enterprises, Inc., Class A	8,902	59,643
FPIC Insurance Group, Inc. *	24,781	1,084,912
Frontier Financial Corp.	3,310	14,432
GAMCO Investors, Inc.	20,274	553,886
GFI Group, Inc.	10,828	38,331
Gramercy Capital Corp., REIT	24,394	31,224
Great Southern Bancorp, Inc.	311	3,558
Hallmark Financial Services, Inc. *	200	1,754
Hampden Bancorp, Inc. *	242	2,212
Harris & Harris Group, Inc. *	4,831	19,082
Heritage Commerce Corp.	565	6,351
Hilltop Holdings, Inc. *	8,762	85,342
Home Federal Bancorp, Inc.	370	3,966
Horizon Financial Corp.	200	948
IBERIABANK Corp.	2,900	139,200
Independent Bank Corp. (MI)	768	1,605
Independent Bank Corp.	2,448	64,040
Intervest Bancshares Corp.	50	200
Investment Technology Group, Inc. *	6,597	149,884
Janus Capital Group, Inc.	29,606	237,736
Jer Investors Trust, Inc., REIT (a)	151,006	140,436
KBW, Inc. * (a)	51,361	1,181,303
K-Fed Bancorp	109	708
Lakeland Bancorp, Inc.	200	2,252
LaSalle Hotel Properties, REIT	31,591	349,081
Legacy Bancorp, Inc.	200	2,114
Macatawa Bank Corp.	700	2,429
MainSource Financial Group, Inc.	1,380	21,390
MarketAxess Holdings, Inc. *	984	8,029
MB Financial, Inc.	34,384	961,033
MBIA, Inc. *	61,346	249,678
MBT Financial Corp.	614	1,867
Meadowbrook Insurance Group, Inc.	180,603	1,163,083
Medallion Financial Corp.	1,250	9,537
Mercantile Bank Corp.	966	4,154
Mercer Insurance Group, Inc.	26	329
Nara Bancorp, Inc.	2,814	27,662
National Financial Partners Corp.	8,311	25,265
Nelnet, Inc., Class A	5,662	81,136
NewBridge Bancorp *	784	1,866
NewStar Financial, Inc. *	3,480	13,885
North Valley Bancorp	253	946
Northeast Community Bancorp, Inc.	350	2,429
Northfield Bancorp, Inc.	527	5,929
NorthStar Realty Finance Corp., REIT	206,815	808,647
Ocwen Financial Corp. *	8,754	80,362
Old Republic International Corp.	36,916	440,039
Old Second Bancorp, Inc.	1,721	19,964
OneBeacon Insurance Group, Ltd.	3,990	41,656
Pacific Capital Bancorp	6,543	110,446
Penson Worldwide, Inc. *	1,297	9,883
Peoples Bancorp, Inc.	461	8,819
Pinnacle Financial Partners, Inc. *	1,146	34,162
Preferred Bank/Los Angeles	780	4,680
Protective Life Corp.	15,619	224,133
Provident Bankshares Corp.	6,773	65,427
Radian Group, Inc.	11,084	40,789
Reinsurance Group of America, Inc.	9,974	427,087
Renasant Corp.	3,596	61,240
Rome Bancorp, Inc.	100	870
Safety Insurance Group, Inc.	1,646	62,647
Sandy Spring Bancorp, Inc.	1,280	27,942
SeaBright Insurance Holdings, Inc. *	901	10,578
Seacoast Banking Corp. of Florida	400	2,640
Senior Housing Properties Trust, REIT	29,869	535,252
Southern Community Financial Corp.	62	219
Southwest Bancorp, Inc.	1,348	17,470
State Bancorp, Inc.	260	2,532
StellarOne Corp.	2,091	35,338
Sterling Bancshares, Inc.	10,063	61,183
Sterling Financial Corp.	8,524	75,011
Stewart Information Services Corp.	2,900	68,121
Student Loan Corp.	1,922	78,802
Sun Bancorp, Inc., New Jersey *	798	5,977
Superior Bancorp *	183	580
Susquehanna Bancshares, Inc.	10,199	162,266
SVB Financial Group *	7,200	188,856
Synovus Financial Corp.	52,885	438,946
Taylor Capital Group, Inc.	1,036	6,061
Texas Capital Bancshares, Inc. *	56,128	749,870
The South Financial Group, Inc.	12,405	53,590
Thomas Weisel Partners Group, Inc. *	2,553	12,050
TIB Financial Corp.	146	637
Tierone Corp.	830	3,113
Tower Group, Inc.	30,725	866,752
Transatlantic Holdings, Inc.	2,607	104,436
UCBH Holdings, Inc.	18,976	130,555
Umpqua Holdings Corp.	10,156	146,957

The accompanying notes are an integral part of the financial statements.

174

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Small Cap Opportunities Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Financial (continued)
United America Indemnity, Ltd. *	3,058	$39,173
United Financial Bancorp, Inc.	537	8,130
United Western Bancorp, Inc. *	100	936
Unitrin, Inc.	8,635	137,642
Universal American Financial Corp. *	9,485	83,658
Universal Health Realty Income Trust, REIT	22,339	735,176
Universal Insurance Holdings, Inc.	2,413	5,888
Virginia Commerce Bancorp, Inc. *	409	2,115
Washington Banking Company *	100	870
Webster Financial Corp.	8,512	117,295
WesBanco, Inc.	1,418	38,584
West Coast Bancorp	300	1,977
Western Alliance Bancorp *	4,536	45,768
Westfield Financial, Inc.	2,114	21,816
White Mountains Insurance Group, Ltd.	140	37,395
Whitney Holding Corp.	53,845	860,982
Wilshire Bancorp, Inc.	1,061	9,634
Wintrust Financial Corp.	4,048	83,267
World Acceptance Corp. *	15,481	305,905
Yadkin Valley Financial Corp.	586	8,351
Zenith National Insurance Corp.	3,821	120,629
Zions Bancorp	18,500	453,435

		27,126,554
Industrial - 18.56%
A. M. Castle & Company	5,800	62,814
A.O. Smith Corp.	2,937	86,700
AAR Corp. *	55,425	1,020,374
Actuant Corp., Class A	12,300	233,946
Advanced Energy Industries, Inc. *	4,361	43,392
Aerovironment, Inc. *	22,481	827,526
Aircastle, Ltd.	11,151	53,302
Alamo Group, Inc.	355	5,307
Albany International Corp., Class A	5,334	68,489
Alexander & Baldwin, Inc.	6,596	165,296
Altra Holdings, Inc. *	17,492	138,362
AMERCO, Inc. *	1,854	64,019
American Railcar Industries, Inc.	2,119	22,313
Ameron International Corp.	2,000	125,840
Ampco-Pittsburgh Corp.	1,264	27,429
Apogee Enterprises, Inc.	4,184	43,346
Applied Industrial Technologies, Inc.	4,193	79,332
AptarGroup, Inc.	24,543	864,895
Arkansas Best Corp.	5,458	164,340
Arrow Electronics, Inc. *	20,466	385,579
Atlas Air Worldwide Holdings, Inc. *	2,846	53,789
Avnet, Inc. *	25,757	469,035
AVX Corp.	14,059	111,628
Baldor Electric Company	11,800	210,630
Barnes Group, Inc.	7,884	114,318
BE Aerospace, Inc. *	25,400	195,326
Bel Fuse, Inc., Class B	716	15,179
Belden, Inc.	42,300	883,224
Benchmark Electronics, Inc. *	12,443	158,897
Briggs & Stratton Corp.	8,335	146,613
Bristow Group, Inc. *	6,233	166,982
Bway Holding Company *	1,934	15,395
C & D Technologies, Inc. *	3,340	10,454
Cascade Corp.	1,781	53,181
CECO Environmental Corp. *	159	385
Celadon Group, Inc. *	2,864	24,430
Ceradyne, Inc. *	5,800	117,798
Chart Industries, Inc. *	34,679	368,638
Checkpoint Systems, Inc. *	6,178	60,792
Circor International, Inc.	3,700	101,750
Cognex Corp.	4,697	69,516
Coherent, Inc. *	1,177	25,258
Coleman Cable, Inc. *	500	2,265
Columbus McKinnon Corp. *	3,011	41,100
CPI Aerostructures, Inc. *	58	319
Crane Company	9,590	165,332
Curtiss-Wright Corp.	22,821	761,993
Cymer, Inc. *	4,633	101,509
DDi Corp. *	329	1,013
Dionex Corp. *	13,758	617,046
Drew Industries, Inc. *	4,700	56,400
Ducommun, Inc.	2,044	34,135
Dycom Industries, Inc. *	3,964	32,584
Dynamex, Inc. *	1,498	22,095
Eagle Bulk Shipping, Inc.	12,000	81,840
Eastman Kodak Company	57,390	377,626
Encore Wire Corp.	5,100	96,696
Enersys *	11,233	123,563
EnPro Industries, Inc. *	4,123	88,809
Esterline Technologies Corp. *	4,748	179,902
FARO Technologies, Inc. *	2,572	43,364
Federal Signal Corp.	4,500	36,945
GATX Corp.	7,778	240,885
Genco Shipping & Trading, Ltd.	8,100	119,880
General Cable Corp. *	32,298	571,352
GenTek, Inc. *	925	13,921
Gerber Scientific, Inc. *	4,069	20,793
Greenbrier Company, Inc.	2,403	16,509
Griffon Corp. *	7,481	69,798
Haynes International, Inc. *	3,100	76,322
Horizon Lines, Inc.	5,783	20,183
Innovative Solutions & Support, Inc. *	555	2,192
Insteel Industries, Inc.	925	10,443
Integrated Electrical Services, Inc. *	620	5,431
Interline Brands, Inc. *	5,588	59,400
Intevac, Inc. *	2,026	10,272
IntriCon Corp. *	100	360
Jabil Circuit, Inc.	20,916	141,183
Kadant, Inc. *	50,237	677,195
Kaman Corp., Class A	3,256	59,031
Keithley Instruments, Inc.	795	2,902
Koppers Holdings, Inc.	32,779	708,682
L-1 Identity Solutions, Inc. *	15,599	105,137
Ladish Company, Inc. *	2,932	40,608
Landstar Systems, Inc.	24,567	944,110
Layne Christensen Company *	3,070	73,711
Littelfuse, Inc. *	2,934	48,704
LMI Aerospace, Inc. *	1,195	13,587

The accompanying notes are an integral part of the financial statements.

175

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Small Cap Opportunities Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Industrial (continued)
LoJack Corp. *	968	$3,988
LSB Industries, Inc. *	2,372	19,735
LSI Industries, Inc.	1,809	12,428
Magnetek, Inc. *	151	362
Manitowoc Company, Inc.	29,500	255,470
Marten Transport, Ltd. *	61,795	1,171,633
Measurement Specialties, Inc. *	2,019	14,032
Methode Electronics, Inc.	7,394	49,836
Mueller Industries, Inc.	7,117	178,494
Mueller Water Products, Inc., Class B	14,656	123,697
Mueller Water Products, Inc.	7,600	63,840
Multi-Fineline Electronix, Inc. *	2,552	29,833
Myers Industries, Inc.	5,419	43,352
NACCO Industries, Inc., Class A	1,700	63,597
NCI Building Systems, Inc. *	3,642	59,365
Northwest Pipe Company * (a)	22,581	962,176
Old Dominion Freight Lines, Inc. *	31,698	902,125
Optelecom-NKF, Inc. *	21	88
OSI Systems, Inc. *	38,378	531,535
Overseas Shipholding Group, Inc.	4,737	199,475
Owens Corning, Inc. *	15,092	261,092
Pacer International, Inc.	5,231	54,559
Park-Ohio Holdings Corp. *	2,158	13,315
PHI, Inc. *	3,010	42,170
Plexus Corp. *	5,598	94,886
Portec Rail Products, Inc.	302	2,183
PowerSecure International, Inc. *	2,925	9,623
Presstek, Inc. *	2,371	7,611
Quixote Corp.	129	839
RBC Bearings, Inc. *	45,683	926,451
Robbins & Myers, Inc.	7,600	122,892
Rofin-Sinar Technologies, Inc. *	22,672	466,590
Ryder Systems, Inc.	12,600	488,628
Sauer-Danfoss, Inc.	4,393	38,439
SIFCO Industries, Inc. *	100	595
Smith & Wesson Holding Corp. *	5,344	12,131
Snap-on, Inc.	22,859	900,187
Spectrum Control, Inc. *	724	4,445
SRS Labs, Inc. *	600	2,862
Standex International Corp.	2,227	44,184
Stoneridge, Inc. *	4,761	21,710
Synalloy Corp. *	120	576
TAL International Group, Inc.	5,250	74,025
Technitrol, Inc.	3,501	12,183
Tennant Company	4,000	61,600
Texas Industries, Inc.	6,000	207,000
Timken Company	21,458	421,221
Trinity Industries, Inc.	17,287	272,443
Triumph Group, Inc.	3,600	152,856
TTM Technologies, Inc. *	76,432	398,211
Twin Disc, Inc.	1,077	7,421
Universal Forest Products, Inc.	3,310	89,072
USA Truck, Inc. *	1,219	16,810
USG Corp. *	23,060	185,402
Valmont Industries, Inc.	14,581	894,690
Vicon Industries, Inc. *	126	703
Vishay Intertechnology, Inc. *	23,142	79,146
Waste Connections, Inc. *	27,352	863,503
Watts Water Technologies, Inc., Class A	6,109	152,542
YRC Worldwide, Inc. *	12,963	37,204

		26,900,007
Real Estate - 0.50%
Alexandria Real Estate Equities, Inc., REIT	11,424	689,324
PICO Holdings, Inc. *	1,299	34,527

		723,851
Technology - 7.91%
Acxiom Corp.	10,952	88,821
Advanced Analogic Technologies, Inc. *	2,303	6,955
American Software, Inc., Class A	983	4,620
Amtech Systems, Inc. *	663	2,446
ATMI, Inc. *	50,346	776,839
Avid Technology, Inc. *	5,445	59,405
Blackbaud, Inc.	51,698	697,923
Bottomline Technologies, Inc. *	1,324	9,400
Bsquare Corp. *	200	458
BTU International, Inc. *	818	3,272
CACI International, Inc., Class A * (a)	25,987	1,171,754
Ceva, Inc. *	2,413	16,891
Cohu, Inc.	2,007	24,385
Concurrent Computer Corp. *	1,053	3,580
Cypress Semiconductor Corp. *	20,844	93,173
Datalink Corp. *	100	311
Digi International, Inc. *	1,491	12,092
Diodes, Inc. *	10,500	63,630
DivX, Inc. *	2,952	15,439
DSP Group, Inc. *	4,788	38,400
Electronics for Imaging, Inc. *	8,209	78,478
Emulex Corp. *	11,023	76,941
Fair Isaac Corp.	10,600	178,716
Fairchild Semiconductor International, Inc. *	14,426	70,543
FormFactor, Inc. *	6,127	89,454
GSI Technology, Inc. *	1,300	3,562
Hifn, Inc. *	200	472
Imation Corp.	5,635	76,467
infoGROUP, Inc.	2,844	13,481
Integrated Device Technology, Inc. *	14,223	79,791
International Rectifier Corp. *	14,738	198,963
Intersil Corp., Class A	27,800	255,482
INX, Inc. *	286	1,230
IXYS Corp. *	3,203	26,457
JDA Software Group, Inc. *	5,418	71,138
Kopin Corp. *	494	1,008
Lawson Software, Inc. *	21,067	99,858
Mercury Computer Systems, Inc. *	1,142	7,206
Micron Technology, Inc. *	132,599	350,061
Microtune, Inc. *	2,944	6,006
MKS Instruments, Inc. *	51,687	764,451
MSC Software Corp. *	3,119	20,835
NETGEAR, Inc. *	5,313	60,621
Omnicell, Inc. *	74,243	906,507
Omniture, Inc. *	9,058	96,377

The accompanying notes are an integral part of the financial statements.

176

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Small Cap Opportunities Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Technology (continued)
Open Text Corp. * (a)	32,204	$970,306
PAR Technology Corp. *	100	555
Parametric Technology Corp. *	58,406	738,836
Pericom Semiconductor Corp. *	4,452	24,397
Phoenix Technology, Ltd. *	3,525	12,337
Power Integrations, Inc.	36,384	723,314
RadiSys Corp. *	1,684	9,312
Richardson Electronics, Ltd.	100	295
Rimage Corp. *	780	10,460
SanDisk Corp. *	51,200	491,520
Schawk, Inc., Class A	1,040	11,918
Semitool, Inc. *	646	1,970
Semtech Corp. *	83,388	939,783
Sigma Designs, Inc. *	5,663	53,798
Silicon Image, Inc. *	10,410	43,722
Skyworks Solutions, Inc. *	26,168	144,971
Smith Micro Software, Inc. *	2,400	13,344
SRA International, Inc., Class A *	7,477	128,978
Standard Microsystems Corp. *	3,755	61,357
Taleo Corp. *	3,391	26,551
Teradyne, Inc. *	36,262	153,026
Tessera Technologies, Inc. *	5,612	66,671
THQ, Inc. *	16,923	70,907
Triquint Semiconductor, Inc. *	28,296	97,338
Veeco Instruments, Inc. *	4,317	27,370
Virage Logic Corp. *	12	36
Wayside Technology Group, Inc. *	96	672
Zoran Corp. *	1,932	13,196

		11,460,839
Utilities - 1.93%
Avista Corp.	31,414	608,803
Cascal N.V.	49,272	198,073
Dynegy, Inc., Class A *	31,700	63,400
Energen Corp.	16,129	473,064
EnerNOC, Inc. *	18,290	136,078
EnerNOC, Inc. * (a)	1,283	9,546
Pike Electric Corp. *	5,488	67,502
Reliant Energy, Inc. *	79,300	458,354
UGI Corp.	31,876	778,412

		2,793,232

TOTAL COMMON STOCKS (Cost $176,865,027)		$141,712,825

SHORT TERM INVESTMENTS - 5.71%
John Hancock Cash
Investment Trust, 1.2465% (c)(f)	$8,269,026	$8,269,026

TOTAL SHORT TERM INVESTMENTS (Cost $8,269,026)		$8,269,026

REPURCHASE AGREEMENTS - 2.48%
Repurchase Agreement with State Street Corp. dated 12/31/2008 at 0.00% to be repurchased at $3,600,000 on 01/02/2009, collateralized by $1,510,000 Federal National Mortgage Association, 5.00% due 04/15/2015 (valued at $1,725,175, including interest) and $1,955,000 U.S. Treasury Bills, zero coupon due 07/30/2009 (valued at $1,951,677, including interest)	$3,600,000	$3,600,000

TOTAL REPURCHASE AGREEMENTS (Cost $3,600,000)		$3,600,000
Total Investments (Small Cap Opportunities Trust) (Cost $188,734,053) - 105.99%		$153,581,851
Liabilities in Excess of Other Assets - (5.99)%		(8,682,511)

TOTAL NET ASSETS - 100.00%		$144,899,340

Small Cap Value Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 97.82%
Basic Materials - 3.64%
Compass Minerals International, Inc.	35,800	$2,100,028
Deltic Timber Corp.	73,900	3,380,925
Zep, Inc.	242,150	4,675,917

		10,156,870
Communications - 1.30%
Websense, Inc. *	243,000	3,637,710

Consumer, Cyclical - 15.88%
Casey’s General Stores, Inc.	130,000	2,960,100
Cato Corp., Class A	402,646	6,079,955
CEC Entertainment, Inc. *	127,050	3,080,962
Choice Hotels International, Inc.	154,200	4,635,252
Hibbett Sports, Inc. * (a)	277,400	4,357,954
LKQ Corp. *	131,500	1,533,290
Mattel, Inc.	34,300	548,800
Modine Manufacturing Company	326,700	1,591,029
O’Reilly Automotive, Inc. *	31,500	968,310
Sonic Corp. *	294,400	3,582,848
Stage Stores, Inc.	539,249	4,448,804
Tempur-Pedic International, Inc. (a)	181,700	1,288,253
Unifirst Corp.	123,600	3,669,684
United Stationers, Inc. *	164,394	5,505,555

		44,250,796
Consumer, Non-cyclical - 17.62%
Acco Brands Corp. *	617,600	2,130,720
AmSurg Corp. *	156,730	3,658,078
Arbitron, Inc.	248,100	3,294,768
Bowne & Company, Inc.	317,100	1,864,548
Centene Corp. *	213,700	4,212,027
Charles River Laboratories International, Inc. *	162,600	4,260,120

The accompanying notes are an integral part of the financial statements.

177

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PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Small Cap Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Consumer, Non-cyclical (continued)
CorVel Corp. *	68,265	$1,500,465
Helen of Troy, Ltd. *	247,600	4,298,336
Herbalife, Ltd.	203,300	4,407,544
Hormel Foods Corp.	18,200	565,656
ICU Medical, Inc. *	117,700	3,900,578
Lance, Inc.	274,000	6,285,560
MAXIMUS, Inc. (a)	159,000	5,582,490
Orthofix International NV *	183,800	2,817,654
Valassis Communications, Inc. *	253,600	334,752

		49,113,296
Energy - 3.59%
Penn Virginia Corp.	161,600	4,198,368
Plains Exploration & Production Company *	16,700	388,108
SEACOR Holdings, Inc. *	33,644	2,242,373
St. Mary Land & Exploration Company	16,900	343,239
Whiting Petroleum Corp. *	85,000	2,844,100

		10,016,188
Financial - 22.86%
Acadia Realty Trust, REIT	177,300	2,530,071
Alleghany Corp. *	900	253,800
American Campus Communities, Inc., REIT	97,300	1,992,704
Ares Capital Corp.	464,366	2,939,437
Asset Acceptance Capital Corp. * (a)	118,721	606,664
Assured Guaranty, Ltd. (a)	265,500	3,026,700
Credit Acceptance Corp. * (a)	138,375	1,895,738
Delphi Financial Group, Inc.	300,250	5,536,610
Financial Federal Corp.	113,453	2,640,051
First Midwest Bancorp, Inc.	94,000	1,877,180
International Bancshares Corp.	205,110	4,477,551
IPC Holdings, Ltd.	112,500	3,363,750
MB Financial, Inc.	113,300	3,166,735
NewAlliance Bancshares, Inc.	143,900	1,895,163
Platinum Underwriters Holdings, Ltd.	170,509	6,151,965
PS Business Parks, Inc., REIT	54,500	2,433,970
Realty Income Corp., REIT (a)	221,300	5,123,095
Reinsurance Group of America, Inc.	16,900	723,658
Universal American Financial Corp. *	565,700	4,989,474
U-Store-It Trust, REIT	262,200	1,166,790
Ventas, Inc., REIT	10,000	335,700
Webster Financial Corp.	272,200	3,750,916
WestAmerica Bancorp	55,400	2,833,710

		63,711,432
Industrial - 23.02%
Acuity Brands, Inc.	114,900	4,011,159
Albany International Corp., Class A	262,134	3,365,801
AptarGroup, Inc.	129,138	4,550,823
Belden, Inc.	398,849	8,327,967
Carlisle Companies, Inc.	409,700	8,480,790
ESCO Technologies, Inc. * (a)	98,100	4,017,195
Flowserve Corp.	3,900	200,850
GATX Corp.	158,600	4,911,842
Genesee & Wyoming, Inc., Class A *	88,425	2,696,962
Graco, Inc.	15,600	370,188
Matthews International Corp., Class A	98,800	3,623,984
Mueller Industries, Inc.	282,310	7,080,335
Nam Tai Electronics, Inc.	343,200	1,887,600
Quixote Corp.	71,800	466,700
Simpson Manufacturing Company, Inc.	72,600	2,015,376
Sterling Construction Company, Inc. *	106,767	1,979,460
Vitran Corp., Inc. *	276,600	1,714,920
Zebra Technologies Corp., Class A *	219,800	4,453,148

		64,155,100
Technology - 3.56%
Diebold, Inc.	180,300	5,064,627
Electronics for Imaging, Inc. *	294,900	2,819,244
Fiserv, Inc. *	8,100	294,597
Maxim Integrated Products, Inc.	41,600	475,072
Teradata Corp. *	20,200	299,566
Xyratex, Ltd. *	329,500	972,025

		9,925,131
Utilities - 6.35%
Atmos Energy Corp.	119,400	2,829,780
New Jersey Resources Corp.	62,246	2,449,380
UGI Corp.	19,900	485,958
Unisource Energy Corp.	156,300	4,588,968
Westar Energy, Inc.	194,400	3,987,144
WGL Holdings, Inc.	102,700	3,357,263

		17,698,493

TOTAL COMMON STOCKS (Cost $368,706,552)		$272,665,016

SHORT TERM INVESTMENTS - 5.71%
John Hancock Cash
Investment Trust, 1.2465% (c)(f)	$15,911,275	$15,911,275

TOTAL SHORT TERM INVESTMENTS (Cost $15,911,275)		$15,911,275

REPURCHASE AGREEMENTS - 1.44%
Repurchase Agreement with State Street Corp. dated 12/31/2008 at 0.00% to be repurchased at $4,023,000 on 01/02/2009, collateralized by $3,475,000 Federal Home Loan Bank, 5.125% due 03/14/2036 (valued at $4,109,188, including interest)	$4,023,000	$4,023,000

TOTAL REPURCHASE AGREEMENTS (Cost $4,023,000)		$4,023,000
Total Investments (Small Cap Value Trust) (Cost $388,640,827) - 104.97%		$292,599,291
Liabilities in Excess of Other Assets - (4.97)%		(13,858,665)

TOTAL NET ASSETS - 100.00%		$278,740,626

The accompanying notes are an integral part of the financial statements.

178

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Small Company Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 98.38%

Basic Materials - 8.40%
Airgas, Inc.	1,500	$58,485
AMCOL International Corp.	900	18,855
American Vanguard Corp.	2,100	24,570
Arch Chemicals, Inc.	1,600	41,712
Carpenter Technology Corp.	1,400	28,756
Clearwater Paper Corp. *	700	5,873
Deltic Timber Corp.	1,000	45,750
Franco-Nevada Corp.	1,100	18,961
Gibraltar Industries, Inc.	2,098	25,050
Innospec, Inc.	2,200	12,958
Potlatch Corp.	1,400	36,414
Symyx Technologies, Inc. *	2,034	12,082
Wausau-Mosinee Paper Corp.	3,000	34,320

		363,786
Communications - 2.50%
Ixia *	3,200	18,496
Newport Corp. *	1,600	10,848
Premiere Global Services, Inc. *	3,800	32,718
Saga Communications, Inc., Class A *	2,100	3,465
Sonus Networks, Inc. *	8,400	13,272
Websense, Inc. *	1,975	29,566

		108,365
Consumer, Cyclical - 11.23%
Accuride Corp. *	2,100	483
Alaska Air Group, Inc. *	1,700	49,725
Ascent Media Corp., Class A *	700	15,288
Beacon Roofing Supply, Inc. *	4,700	65,236
Casey’s General Stores, Inc.	1,261	28,713
Culp, Inc. *	1,100	2,178
Fred’s, Inc., Class A	2,097	22,564
G & K Services, Inc., Class A	1,400	28,308
Haverty Furniture Companies, Inc.	2,600	24,258
M/I Homes, Inc.	1,200	12,648
Marinemax, Inc. *	1,700	5,763
Meritage Homes Corp. *	2,000	24,340
Orient Express Hotels, Ltd., Class A	2,600	19,916
Owens & Minor, Inc.	2,328	87,649
Pool Corp.	1,800	32,346
Stanley Furniture Company, Inc.	1,600	12,672
Stein Mart, Inc. *	3,700	4,181
The Men’s Wearhouse, Inc.	1,700	23,018
The Steak & Shake Company *	1,800	10,710
Winnebago Industries, Inc.	2,700	16,281

		486,277
Consumer, Non-cyclical - 16.95%
Aaron Rents, Inc., Class B	3,700	98,494
Alliance One International, Inc. *	4,913	14,444
AngioDynamics, Inc. *	1,200	16,428
Compass Diversified Trust	1,900	21,375
Corinthian Colleges, Inc. *	2,600	42,562
CSS Industries, Inc.	1,100	19,514
Dollar Thrifty Automotive Group, Inc. *	1,700	1,853
Electro Rent Corp.	2,700	30,132
Exelixis, Inc. *	2,500	12,550
FTI Consulting, Inc. *	1,600	71,488
Landauer, Inc.	600	43,980
Live Nation, Inc. *	700	4,018
McGrath Rentcorp	2,400	51,264
MPS Group, Inc. *	5,200	39,156
Myriad Genetics, Inc. *	900	59,634
Nash Finch Company	911	40,895
National Healthcare Corp.	1,000	50,640
Navigant Consulting Company *	2,900	46,023
StarTek, Inc. *	2,300	10,235
Triple-S Management Corp. *	600	6,900
West Pharmaceutical Services, Inc.	1,400	52,878

		734,463
Energy - 4.44%
Atwood Oceanics, Inc. *	665	10,161
Carbo Ceramics, Inc.	734	26,079
Forest Oil Corp. *	1,200	19,788
GeoMet, Inc. *	1,300	2,236
Hercules Offshore, Inc. *	1,300	6,175
Mariner Energy, Inc. *	1,300	13,260
Penn Virginia Corp.	2,477	64,353
TETRA Technologies, Inc. *	3,400	16,524
Union Drilling, Inc. *	700	3,633
Whiting Petroleum Corp. *	900	30,114

		192,323
Financial - 19.84%
Ares Capital Corp.	4,000	25,320
Cedar Shopping Centers, Inc., REIT	2,700	19,116
East West Bancorp, Inc.	4,500	71,865
Employers Holdings, Inc.	900	14,850
First Opportunity Fund, Inc. *	3,000	15,270
First Potomac Realty Trust, REIT	2,100	19,530
Glacier Bancorp, Inc.	2,359	44,868
Hatteras Financial Corp., REIT	1,400	37,240
Hercules Technology Growth Capital, Inc.	2,700	21,384
Home Bancshares, Inc.	1,600	43,120
JMP Group, Inc.	1,700	9,435
Kilroy Realty Corp., REIT	1,500	50,190
Kohlberg Capital Corp.	2,900	10,556
LaSalle Hotel Properties, REIT	1,800	19,890
Markel Corp. *	110	32,890
Max Re Capital, Ltd.	2,200	38,940
National Interstate Corp.	1,500	26,805
Parkway Properties, Inc., REIT	900	16,200
Piper Jaffray Companies, Inc. *	600	23,856
ProAssurance Corp. *	1,900	100,282
Redwood Trust, Inc., REIT	1,200	17,892
Signature Bank *	900	25,821
Stifel Financial Corp. *	1,100	50,435
Strategic Hotel & Resorts, Inc., REIT	2,300	3,864
SVB Financial Group *	1,710	44,854
United Community Banks, Inc.	14	186
Universal American Financial Corp. *	1,300	11,466
Washington Real Estate Investment Trust, REIT	1,300	36,790

The accompanying notes are an integral part of the financial statements.

179

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Financial (continued)
Wintrust Financial Corp.	1,300	$26,741

		859,656
Industrial - 24.67%
Advanced Energy Industries, Inc. *	2,500	24,875
Ameron International Corp.	700	44,044
Analogic Corp.	525	14,322
AptarGroup, Inc.	2,200	77,528
Astec Industries, Inc. *	700	21,931
Belden, Inc.	1,647	34,390
C & D Technologies, Inc. *	1,800	5,634
Cascade Corp.	800	23,888
Circor International, Inc.	1,000	27,500
Comfort Systems USA, Inc.	1,674	17,845
Drew Industries, Inc. *	2,100	25,200
Franklin Electric, Inc.	400	11,244
Genesee & Wyoming, Inc., Class A *	2,100	64,050
IDEX Corp.	2,100	50,715
Insituform Technologies, Inc., Class A *	2,509	49,402
Kirby Corp. *	2,106	57,620
Kratos Defense & Security Solutions, Inc. *	5,500	7,700
Landstar Systems, Inc.	2,844	109,295
Littelfuse, Inc. *	1,200	19,920
Matthews International Corp., Class A	1,900	69,692
Methode Electronics, Inc.	795	5,358
Myers Industries, Inc.	3,100	24,800
Nordson Corp.	1,500	48,435
Sims Group, Ltd.	2,700	33,534
Sterling Construction Company, Inc. *	1,000	18,540
Universal Forest Products, Inc.	1,100	29,601
UTI Worldwide, Inc.	2,600	37,284
Waste Connections, Inc. *	1,702	53,732
Woodward Governor Company	2,644	60,865

		1,068,944
Technology - 5.85%
ATMI, Inc. *	1,200	18,516
Brooks Automation, Inc. *	2,900	16,849
Cabot Microelectronics Corp. *	600	15,642
Exar Corp. *	2,662	17,756
FormFactor, Inc. *	1,600	23,360
GSI Group, Inc. *	3,800	2,174
Palm, Inc. *	4,100	12,587
Progress Software Corp. *	2,100	40,446
SPSS, Inc. *	1,539	41,491
SYNNEX Corp. *	1,300	14,729
Wind River Systems, Inc. *	5,000	45,150
Xyratex, Ltd. *	1,600	4,720

		253,420
Utilities - 4.50%
Black Hills Corp.	1,500	40,440
Cleco Corp.	2,000	45,660
El Paso Electric Company *	1,896	34,298
Empire District Electric Company	1,100	19,360
Southwest Gas Corp.	1,300	32,786
Vectren Corp.	900	22,509

		195,053

TOTAL COMMON STOCKS (Cost $4,122,236)		$4,262,287

INVESTMENT COMPANIES - 0.68%
Investment Companies - 0.68%
iShares Russell 2000 Value Index Fund	600	29,502

TOTAL INVESTMENT COMPANIES (Cost $28,014)		$29,502

SHORT TERM INVESTMENTS - 5.94%
T. Rowe Price Reserve Investment Fund, 1.5309%	$257,309	$257,309

TOTAL SHORT TERM INVESTMENTS (Cost $257,309)		$257,309

Total Investments (Small Company Trust) (Cost $4,407,559) - 105.00%		$4,549,098
Liabilities in Excess of Other Assets - (5.00)%		(216,454)
TOTAL NET ASSETS - 100.00%		$4,332,644

Small Company Growth Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 95.72%

Basic Materials - 0.51%
Carpenter Technology Corp.	34,391	$706,391

Communications - 6.09%
Harmonic, Inc. *	177,106	993,565
inVentiv Health, Inc. *	57,381	662,177
NeuStar, Inc., Class A *	65,535	1,253,684
NICE Systems, Ltd., ADR *	57,251	1,286,430
Polycom, Inc. *	76,780	1,037,298
SBA Communications Corp. *	60,015	979,445
Starent Networks Corp. *	95,609	1,140,615
Websense, Inc. *	72,216	1,081,073

		8,434,287
Consumer, Cyclical - 10.80%
AnnTaylor Stores Corp. *	67,533	389,665
Big Lots, Inc. *	54,221	785,662
Buffalo Wild Wings, Inc. * (a)	47,907	1,228,815
Choice Hotels International, Inc.	41,882	1,258,973
Hot Topic, Inc. *	155,766	1,443,951
Interface, Inc., Class A	104,099	483,019
Jack in the Box, Inc. *	74,239	1,639,940
Marvel Entertainment, Inc. *	61,766	1,899,305
National Cinemedia, Inc.	53,730	544,822
P.F. Chang’s China Bistro, Inc. * (a)	55,966	1,171,928
Tech Data Corp. *	54,329	969,229
Tractor Supply Company *	24,111	871,372
Warnaco Group, Inc. *	53,123	1,042,804
Wesco International, Inc. *	31,817	611,841

The accompanying notes are an integral part of the financial statements.

180

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Small Company Growth Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Consumer, Cyclical (continued)
Zumiez, Inc. *	82,944	$617,933

		14,959,259
Consumer, Non-cyclical - 32.30%
Acorda Therapeutics, Inc. *	49,813	1,021,665
AMAG Pharmaceuticals, Inc. * (a)	28,784	1,031,906
Bankrate, Inc. * (a)	38,099	1,447,762
BioMarin Pharmaceutical, Inc. *	72,435	1,289,343
Cepheid, Inc. *	63,324	657,303
Chemed Corp.	38,939	1,548,604
Church & Dwight, Inc.	30,683	1,721,930
CoStar Group, Inc. *	50,848	1,674,933
DeVry, Inc.	33,988	1,951,251
Gen-Probe, Inc. *	28,649	1,227,323
Global Payments, Inc.	31,196	1,022,917
Human Genome Sciences, Inc. * (a)	102,857	218,057
Informatica Corp. *	98,528	1,352,789
Insulet Corp. *	68,362	527,755
LifePoint Hospitals, Inc. *	56,559	1,291,808
Live Nation, Inc. *	84,577	485,472
Martek Biosciences Corp. * (a)	46,927	1,422,357
Medicines Company *	79,017	1,163,920
Mednax, Inc. *	31,282	991,639
Mentor Corp.	43,778	1,354,054
Meridian Bioscience, Inc.	62,470	1,591,111
Myriad Genetics, Inc. *	39,048	2,587,321
Nuvasive, Inc. * (a)	47,017	1,629,139
OSI Pharmaceuticals, Inc. * (a)	25,884	1,010,770
Parexel International Corp. *	66,477	645,492
Perrigo Company	31,092	1,004,583
PSS World Medical, Inc. *	52,267	983,665
Quanta Services, Inc. *	37,289	738,322
Ralcorp Holdings, Inc. *	31,773	1,855,543
Strayer Education, Inc.	9,579	2,053,833
Techne Corp.	2,775	179,043
Tetra Tech, Inc. *	106,125	2,562,919
United Therapeutics Corp. *	18,018	1,127,026
VCA Antech, Inc. *	57,623	1,145,545
Wright Medical Group, Inc. *	62,670	1,280,348
Zoll Medical Corp. *	49,717	939,154

		44,736,602
Energy - 5.86%
Arena Resources, Inc. *	59,081	1,659,585
Bill Barrett Corp. *	58,775	1,241,916
Carrizo Oil & Gas, Inc. * (a)	50,433	811,971
Dril-Quip, Inc. *	45,314	929,390
Goodrich Petroleum Corp. * (a)	37,212	1,114,499
ION Geophysical Corp. *	109,580	375,859
Unit Corp. *	48,930	1,307,410
Whiting Petroleum Corp. *	20,127	673,450

		8,114,080
Financial - 7.47%
Affiliated Managers Group, Inc. *	21,268	891,555
BioMed Realty Trust, Inc., REIT	80,338	941,561
City National Corp.	24,206	1,178,832
Greenhill & Company, Inc. (a)	30,335	2,116,473
optionsXpress Holdings, Inc.	59,521	795,201
ProAssurance Corp. *	30,071	1,587,147
Riskmetrics Group, Inc. *	11,394	169,657
Stifel Financial Corp. *	33,809	1,550,143
SVB Financial Group *	42,337	1,110,499

		10,341,068
Industrial - 15.70%
Advanced Energy Industries, Inc. *	108,784	1,082,401
Barnes Group, Inc.	60,821	881,904
Bucyrus International, Inc., Class A	33,215	615,142
Calgon Carbon Corp. *	66,778	1,025,710
Coherent, Inc. *	37,751	810,136
Dynamic Materials Corp.	43,196	834,115
EnergySolutions, Inc.	82,164	464,227
FMC Technologies, Inc. *	30,276	721,477
Forward Air Corp.	60,323	1,464,039
Fuel Tech, Inc. * (a)	80,029	847,507
General Cable Corp. * (a)	45,507	805,019
Greif, Inc., Class A	33,162	1,108,606
Hexcel Corp. *	77,506	572,769
Hub Group, Inc., Class A *	59,439	1,576,917
Knight Transportation, Inc.	113,339	1,827,025
Lindsay Corp. (a)	22,638	719,662
Regal-Beloit Corp.	38,588	1,465,958
TransDigm Group, Inc. *	52,917	1,776,424
Varian, Inc. * (a)	46,145	1,546,319
Wabtec Corp.	40,090	1,593,577

		21,738,934
Technology - 14.92%
ANSYS, Inc. *	48,481	1,352,135
Aspen Technology, Inc. *	137,513	1,020,346
Blackboard, Inc. *	52,277	1,371,226
Cogent, Inc. *	135,385	1,837,174
Eclipsys Corp. *	99,490	1,411,763
Hittite Microwave Corp. *	43,000	1,266,780
Lawson Software, Inc. *	178,539	846,275
Manhattan Associates, Inc. *	69,180	1,093,736
Microsemi Corp. *	65,382	826,429
Monolithic Power Systems, Inc. *	78,436	989,078
Omniture, Inc. *	30,811	327,829
Power Integrations, Inc.	56,332	1,119,880
Quality Systems, Inc. (a)	54,054	2,357,835
Silicon Laboratories, Inc. *	58,370	1,446,409
SRA International, Inc., Class A *	64,886	1,119,284
Syntel, Inc.	48,047	1,110,847
Varian Semiconductor Equipment Associates, Inc. * (a)	64,501	1,168,758

		20,665,784
Utilities - 2.07%
ITC Holdings Corp.	32,260	1,409,117
Pike Electric Corp. *	118,037	1,451,855

		2,860,972

TOTAL COMMON STOCKS (Cost $184,665,483)		$132,557,377

The accompanying notes are an integral part of the financial statements.

181

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Small Company Growth Trust (continued)

	Shares or Principal Amount	Value

SHORT TERM INVESTMENTS - 11.17%
John Hancock Cash Investment Trust, 1.2465% (c)(f)	$15,473,291	$15,473,291

TOTAL SHORT TERM INVESTMENTS (Cost $15,473,291)		$15,473,291

REPURCHASE AGREEMENTS - 4.35%
Repurchase Agreement with State Street Corp. dated 12/31/2008 at 0.00% to be repurchased at $6,031,000 on 01/02/2009, collateralized by $5,880,000 Federal Home Loan Bank, 3.375% due 06/24/2011 (valued at $6,151,950, including interest)	$6,031,000	$6,031,000

TOTAL REPURCHASE AGREEMENTS (Cost $6,031,000)		$6,031,000
Total Investments (Small Company Growth Trust) (Cost $206,169,774) - 111.24%		$154,061,668
Liabilities in Excess of Other Assets - (11.24)%		(15,569,685)

TOTAL NET ASSETS - 100.00%		$138,491,983

Small Company Value Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 96.35%

Basic Materials - 8.29%
Airgas, Inc.	162,600	$6,339,774
AMCOL International Corp.	92,500	1,937,875
American Vanguard Corp.	234,200	2,740,140
Arch Chemicals, Inc.	167,400	4,364,118
Carpenter Technology Corp.	150,300	3,087,162
Clearwater Paper Corp. *	77,157	647,349
Deltic Timber Corp.	102,800	4,703,100
Franco-Nevada Corp.	117,500	2,025,435
Gibraltar Industries, Inc.	235,500	2,811,870
Innospec, Inc.	237,800	1,400,642
Potlatch Corp.	154,100	4,008,141
Symyx Technologies, Inc. *	224,500	1,333,530
Wausau-Mosinee Paper Corp.	331,900	3,796,936

		39,196,072
Communications - 2.43%
Ixia *	337,600	1,951,328
Newport Corp. *	169,000	1,145,820
Premiere Global Services, Inc. *	404,100	3,479,301
Saga Communications, Inc., Class A *	228,300	376,695
Sonus Networks, Inc. *	917,200	1,449,176
Websense, Inc. *	206,600	3,092,802

		11,495,122
Consumer, Cyclical - 11.06%
Accuride Corp. *	244,500	56,235
Alaska Air Group, Inc. *	175,800	5,142,150
Ascent Media Corp., Class A *	76,500	1,670,760
Beacon Roofing Supply, Inc. *	519,400	7,209,272
Casey's General Stores, Inc.	134,900	3,071,673
Culp, Inc. *	124,400	246,312
Fred's, Inc., Class A	221,800	2,386,568
G & K Services, Inc., Class A	150,800	3,049,176
Haverty Furniture Companies, Inc. (a)	288,600	2,692,638
M/I Homes, Inc.	134,700	1,419,738
Marinemax, Inc. *	182,300	617,997
Meritage Homes Corp. * (a)	216,900	2,639,673
Orient Express Hotels, Ltd., Class A (a)	285,800	2,189,228
Owens & Minor, Inc.	249,300	9,386,145
Pool Corp. (a)	192,700	3,462,819
Stanley Furniture Company, Inc.	159,400	1,262,448
Stein Mart, Inc. *	404,200	456,746
The Men's Wearhouse, Inc. (a)	181,100	2,452,094
The Steak & Shake Company * (a)	183,100	1,089,445
Winnebago Industries, Inc. (a)	299,300	1,804,779

		52,305,896
Consumer, Non-cyclical - 16.93%
Aaron Rents, Inc., Class B	421,600	11,222,992
Alliance One International, Inc. *	552,700	1,624,938
AngioDynamics, Inc. *	134,800	1,845,412
Compass Diversified Trust	200,000	2,250,000
Corinthian Colleges, Inc. *	279,600	4,577,052
CSS Industries, Inc.	122,800	2,178,472
Dollar Thrifty Automotive Group, Inc. *	183,500	200,015
Electro Rent Corp.	290,300	3,239,748
Exelixis, Inc. *	262,500	1,317,750
FTI Consulting, Inc. * (a)	165,700	7,403,476
Landauer, Inc.	62,500	4,581,250
Live Nation, Inc. * (a)	76,000	436,240
McGrath Rentcorp	270,100	5,769,336
MPS Group, Inc. *	557,900	4,200,987
Myriad Genetics, Inc. * (a)	92,320	6,117,123
Nash Finch Company (a)	99,100	4,448,599
National Healthcare Corp.	108,552	5,497,073
Navigant Consulting Company *	316,000	5,014,920
StarTek, Inc. *	241,988	1,076,847
Triple-S Management Corp. *	72,500	833,750
West Pharmaceutical Services, Inc.	150,220	5,673,809
Winn-Dixie Stores, Inc. *	35,500	571,550

		80,081,339
Energy - 4.34%
Atwood Oceanics, Inc. *	73,900	1,129,192
Carbo Ceramics, Inc. (a)	75,700	2,689,621
Forest Oil Corp. *	127,900	2,109,071
GeoMet, Inc. *	149,000	256,280
Hercules Offshore, Inc. *	132,917	631,356
Mariner Energy, Inc. *	145,104	1,480,061
Penn Virginia Corp.	258,600	6,718,428
TETRA Technologies, Inc. *	375,000	1,822,500
Union Drilling, Inc. *	75,400	391,326
Whiting Petroleum Corp. *	98,700	3,302,502

		20,530,337
Financial - 18.76%
Ares Capital Corp.	425,000	2,690,250
Cedar Shopping Centers, Inc., REIT	290,200	2,054,616

The accompanying notes are an integral part of the financial statements.

182

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Small Company Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Financial (continued)
East West Bancorp, Inc.	296,170	$4,729,835
Employers Holdings, Inc.	102,800	1,696,200
First Opportunity Fund, Inc. *	319,000	1,623,710
First Potomac Realty Trust, REIT	225,400	2,096,220
Glacier Bancorp, Inc. (a)	249,900	4,753,098
Hatteras Financial Corp., REIT	148,800	3,958,080
Hercules Technology Growth Capital, Inc.	293,200	2,322,144
Home Bancshares, Inc. (a)	169,020	4,555,089
JMP Group, Inc.	174,100	966,255
Kilroy Realty Corp., REIT	157,500	5,269,950
Kohlberg Capital Corp.	318,434	1,159,100
LaSalle Hotel Properties, REIT	179,600	1,984,580
Markel Corp. *	11,200	3,348,800
Max Re Capital, Ltd.	232,500	4,115,250
National Interstate Corp.	167,500	2,993,225
Parkway Properties, Inc., REIT	98,300	1,769,400
Piper Jaffray Companies, Inc. *	67,800	2,695,728
ProAssurance Corp. *	202,800	10,703,784
Redwood Trust, Inc., REIT (a)	127,800	1,905,498
Signature Bank *	95,000	2,725,550
Stifel Financial Corp. * (a)	113,550	5,206,267
Strategic Hotel & Resorts, Inc., REIT	244,600	410,928
SVB Financial Group * (a)	185,900	4,876,157
Universal American Financial Corp. *	144,400	1,273,608
Washington Real Estate Investment Trust,
REIT	137,500	3,891,250
Wintrust Financial Corp.	142,400	2,929,168

		88,703,740
Industrial - 24.25%
Advanced Energy Industries, Inc. *	269,800	2,684,510
Ameron International Corp.	75,100	4,725,292
Analogic Corp.	53,800	1,467,664
AptarGroup, Inc.	229,400	8,084,056
Astec Industries, Inc. *	74,600	2,337,218
Belden, Inc.	178,200	3,720,816
C & D Technologies, Inc. * (a)	209,600	656,048
Cascade Corp.	84,700	2,529,142
Casella Waste Systems, Inc., Class A *	78,600	320,688
Circor International, Inc.	102,700	2,824,250
Comfort Systems USA, Inc.	183,400	1,955,044
Drew Industries, Inc. *	226,500	2,718,000
Franklin Electric, Inc. (a)	47,000	1,321,170
Genesee & Wyoming, Inc., Class A *	226,500	6,908,250
IDEX Corp.	218,050	5,265,907
Insituform Technologies, Inc., Class A *	270,500	5,326,145
Kirby Corp. * (a)	225,500	6,169,680
Kratos Defense & Security Solutions, Inc. *	603,700	845,180
Landstar Systems, Inc.	304,300	11,694,250
Littelfuse, Inc. *	128,800	2,138,080
Matthews International Corp., Class A	202,800	7,438,704
Methode Electronics, Inc.	84,300	568,182
Myers Industries, Inc.	345,800	2,766,400
Nordson Corp.	157,500	5,085,675
Sims Group, Ltd.	284,700	3,535,974
Sterling Construction Company, Inc. *	104,500	1,937,430
Universal Forest Products, Inc.	122,000	3,283,020
UTI Worldwide, Inc.	287,400	4,121,316
Waste Connections, Inc. *	182,600	5,764,682
Woodward Governor Company	280,600	6,459,412

		114,652,185
Technology - 5.80%
ATMI, Inc. *	129,200	1,993,556
Brooks Automation, Inc. *	324,762	1,886,867
Cabot Microelectronics Corp. *	60,300	1,572,021
Exar Corp. *	297,300	1,982,991
FormFactor, Inc. *	166,400	2,429,440
GSI Group, Inc. *	441,800	252,798
Palm, Inc. * (a)	454,200	1,394,394
Progress Software Corp. *	228,468	4,400,294
SPSS, Inc. *	167,000	4,502,320
SYNNEX Corp. *	145,100	1,643,983
Wind River Systems, Inc. *	534,200	4,823,826
Xyratex, Ltd. *	183,100	540,145

		27,422,635
Utilities - 4.49%
Black Hills Corp.	157,500	4,246,200
Cleco Corp.	216,000	4,931,280
El Paso Electric Company *	209,700	3,793,473
Empire District Electric Company	120,000	2,112,000
Southwest Gas Corp.	144,500	3,644,290
Vectren Corp.	100,000	2,501,000

		21,228,243

TOTAL COMMON STOCKS (Cost $543,061,251)		$455,615,569

PREFERRED STOCKS - 0.66%

Financial - 0.66%
East West Bancorp., Inc., Series A, 8.00%	2,973	3,111,690

TOTAL PREFERRED STOCKS (Cost $2,944,686)		$3,111,690

INVESTMENT COMPANIES - 0.77%
Investment Companies - 0.77%
iShares Russell 2000 Value Index Fund	73,700	3,623,829

TOTAL INVESTMENT COMPANIES (Cost $3,330,518)		$3,623,829

SHORT TERM INVESTMENTS - 11.55%
John Hancock Cash Investment Trust, 1.2465% (c)(f)	$41,978,393	$41,978,393
T. Rowe Price Reserve Investment Fund, 1.5309%	12,633,835	12,633,834

TOTAL SHORT TERM INVESTMENTS (Cost $54,612,226)		$54,612,227

Total Investments (Small Company Value Trust) (Cost $603,948,681) - 109.33%		$516,963,315
Liabilities in Excess of Other Assets - (9.33)%		(44,102,023)

TOTAL NET ASSETS - 100.00%		$472,861,292

The accompanying notes are an integral part of the financial statements.

183

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Smaller Company Growth Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 95.63%

Basic Materials - 3.56%
AK Steel Holding Corp.	13,550	$126,286
Albemarle Corp.	53,400	1,190,820
AMCOL International Corp.	759	15,901
American Vanguard Corp.	233	2,726
Apex Silver Mines, Ltd. *	1,767	1,732
Balchem Corp.	606	15,095
Brush Engineered Materials, Inc. *	238	3,027
Cabot Corp.	39,300	601,290
Coeur d'Alene Mines Corp. *	5,793	5,098
Compass Minerals International, Inc.	1,080	63,353
Deltic Timber Corp.	229	10,477
General Moly, Inc. *	1,226	1,447
Hecla Mining Company *	5,440	15,232
ICO, Inc. *	16,366	51,717
Intrepid Potash, Inc. *	1,247	25,900
Kaiser Aluminum Corp.	1,276	28,735
Landec Corp. *	16,175	106,431
Newmarket Corp.	447	15,605
Olympic Steel, Inc.	6,106	124,379
Rock-Tenn Company, Class A	5,970	204,055
Royal Gold, Inc.	661	32,528
Schnitzer Steel Industries, Inc.	7,919	298,150
Sensient Technologies Corp.	11,794	281,641
Solutia, Inc. *	3,145	14,152
Stepan Company	237	11,137
Stillwater Mining Company *	1,607	7,939
Symyx Technologies, Inc. *	1,086	6,451
W. R. Grace & Company *	2,458	14,674
Zep, Inc.	697	13,459
Zoltek Companies, Inc. *	931	8,370

		3,297,807

Communications - 13.36%
Acme Packet, Inc. *	867	4,560
ADTRAN, Inc.	14,012	208,499
Airvana, Inc. *	768	4,700
Amdocs, Ltd. *	67,000	1,225,430
American Tower Corp., Class A *	39,300	1,152,276
Anixter International, Inc. *	995	29,969
Ariba, Inc. *	1,433	10,332
Arris Group, Inc. *	2,045	16,258
Art Technology Group, Inc. *	45,670	88,143
Aruba Networks, Inc. *	1,904	4,855
AsiaInfo Holdings, Inc. *	1,004	11,887
Atheros Communications, Inc. *	2,019	28,892
Avocent Corp. *	12,500	223,875
BigBand Networks, Inc. *	699	3,858
Blue Coat Systems, Inc. *	1,296	10,886
Cbeyond Communications, Inc. *	790	12,624
Centennial Communications Corp., Class A *	2,703	21,786
Charter Communications, Inc., Class A *	10,167	832
China Information Security Technology, Inc. *	864	3,110
Chordiant Software, Inc. *	1,051	2,796
Ciena Corp. *	1,953	13,085
CKX, Inc. *	1,507	5,531
Clearwire Corp. *	2,113	10,417
Cogent Communications Group, Inc. *	1,442	9,416
CommScope, Inc. *	2,378	36,954
comScore, Inc. *	591	7,535
Comtech Telecommunications Corp. *	7,118	326,147
Constant Contact, Inc. *	384	5,088
Crown Media Holdings, Inc., Class A *	387	1,103
Cybersource Corp. *	27,982	335,504
DealerTrack Holdings, Inc. *	1,086	12,913
DG Fastchannel, Inc. *	521	6,502
Dice Holdings, Inc. *	758	3,093
Digital River, Inc. *	1,233	30,578
Dolan Media Company *	777	5,120
Earthlink, Inc. *	3,720	25,147
EchoStar Corp. *	1,432	21,294
EMS Technologies, Inc. *	7,806	201,941
Entravision Communications Corp., Class A *	1,396	2,178
Equinix, Inc. *	21,115	1,123,107
eResearch Technology, Inc. *	39,717	263,324
Extreme Networks, Inc. *	2,878	6,735
F5 Networks, Inc. *	12,352	282,367
FiberTower Corp. *	1,989	318
Finisar Corp. *	12,576	4,779
Fisher Communications, Inc. *	247	5,098
General Communication, Inc., Class A *	779	6,302
GeoEye, Inc. *	15,402	296,180
GigaMedia Ltd *	36,465	205,298
Global Crossing, Ltd. *	855	6,789
Globecomm Systems, Inc. *	27,314	149,954
GSI Commerce, Inc. *	736	7,743
Harmonic, Inc. *	3,204	17,974
HLTH Corp. *	3,226	33,744
Hughes Communications, Inc. *	337	5,372
ICO Global Communications Holdings, Ltd. *	3,843	4,343
Infinera Corp. *	2,484	22,257
InfoSpace, Inc. *	403	3,043
InterDigital, Inc. *	1,491	41,002
Internet Capital Group, Inc. *	1,333	7,265
Interwoven, Inc. *	1,548	19,505
inVentiv Health, Inc. *	21,318	246,010
iPCS, Inc. *	503	3,451
Ixia *	1,268	7,329
J2 Global Communications, Inc. *	1,460	29,258
John Wiley & Sons, Inc., Class A	1,484	52,801
Knology, Inc. *	1,044	5,387
Liberty Media Corp. - Capital, Series A *	3,513	16,546
Liquidity Services, Inc. *	525	4,373
LoopNet, Inc. *	923	6,295
Marchex, Inc., Class B	894	5,212
Martha Stewart Living
Omnimedia, Inc., Class A *	834	2,168
Mediacom Communications Corp., Class A *	1,418	6,097
MetroPCS Communications, Inc. *	86,200	1,280,070
Move, Inc. *	4,936	7,898
NeuStar, Inc., Class A *	2,643	50,561
Neutral Tandem, Inc. *	598	9,700
Newport Corp. *	1,083	7,343
NIC, Inc. *	1,381	6,353

The accompanying notes are an integral part of the financial statements.

184

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Smaller Company Growth Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Communications (continued)
NICE Systems, Ltd., ADR *	12,953	$291,054
Novatel Wireless, Inc. *	1,056	4,900
Oplink Communications, Inc. *	17,213	148,032
OpNext, Inc. *	812	1,421
Orbcomm, Inc. *	905	1,955
PAETEC Holding Corp. *	4,137	5,957
Perficient, Inc. *	509	2,433
Polycom, Inc. *	2,835	38,301
Premiere Global Services, Inc. *	119,801	1,031,487
RCN Corp. *	1,308	7,717
RealNetworks, Inc. *	3,401	12,006
RHI Entertainment, Inc. *	450	3,654
RightNow Technologies, Inc. *	692	5,349
S1 Corp. *	1,888	14,896
Sapient Corp. *	2,805	12,454
SAVVIS, Inc. *	1,003	6,911
SBA Communications Corp. *	3,180	51,898
Shanda Interactive Entertainment Ltd *	10,807	349,715
Shenandoah Telecommunications Company	745	20,897
SINA Corp. *	1,767	40,906
Soapstone Networks, Inc. *	41,322	106,611
Sohu.com, Inc. *	900	42,606
SonicWALL, Inc. *	1,777	7,072
Sonus Networks, Inc. *	9,265	14,639
Starent Networks Corp. *	24,290	289,780
Switch & Data Facilities Company, Inc. *	653	4,826
Sycamore Networks, Inc. *	6,802	18,297
Syniverse Holdings, Inc. *	24,493	292,446
TechTarget, Inc. *	271	1,171
Tekelec, Inc. *	19,121	255,074
TeleCommunication Systems, Inc. *	40,413	347,148
Terremark Worldwide, Inc. *	897	3,489
TerreStar Corp. *	1,396	558
The Knot, Inc. *	989	8,228
Thinkorswim Group, Inc. *	1,921	10,796
TIBCO Software, Inc. *	6,102	31,669
TW Telecom, Inc. *	4,667	39,529
UTStarcom, Inc. *	1,246	2,305
ValueClick, Inc. *	2,886	19,740
VASCO Data Security International, Inc. *	1,022	10,557
Viasat, Inc. *	938	22,587
Vignette Corp. *	792	7,453
Vocus, Inc. *	596	10,853
Vonage Holdings Corp. *	2,603	1,718
Web.com Group, Inc. *	33,340	122,024
WebMD Health Corp. *	290	6,841
Websense, Inc. *	18,314	274,161

		12,388,586
Consumer, Cyclical - 14.90%
99 Cents Only Stores *	1,062	11,608
Aeropostale, Inc. *	16,165	260,256
AFC Enterprises, Inc. *	888	4,165
Airtran Holdings, Inc. *	73,714	327,290
Alaska Air Group, Inc. *	420	12,285
Allegiant Travel Company *	413	20,059
Ambassadors Group, Inc.	542	4,986
American Apparel, Inc. *	1,092	2,173
Americas Car Mart, Inc. *	7,864	108,602
Amerigon, Inc. *	34,533	112,578
AnnTaylor Stores Corp. *	1,901	10,969
Ascent Media Corp., Class A *	447	9,762
ATC Technology Corp. *	11,604	169,767
Bally Technologies, Inc. *	1,641	39,433
Beacon Roofing Supply, Inc. *	19,630	272,464
Big Lots, Inc. *	2,720	39,413
BJ’s Restaurants, Inc. *	589	6,344
BJ’s Wholesale Club, Inc. *	1,301	44,572
Bob Evans Farms, Inc.	7,201	147,116
Borders Group, Inc. *	706	282
Brown Shoe, Inc.	14,136	119,732
Buffalo Wild Wings, Inc. *	9,707	248,985
California Pizza Kitchen, Inc. *	819	8,780
Casey’s General Stores, Inc.	1,607	36,591
Cash America International, Inc.	969	26,502
CEC Entertainment, Inc. *	754	18,284
Central European Distribution Corp. *	3,128	61,622
Champion Enterprises, Inc. *	2,658	1,488
Charming Shoppes, Inc. *	1,323	3,228
Chico’s FAS, Inc. *	270,929	1,132,483
Children’s Place Retail Stores, Inc. *	10,391	225,277
Chindex International, Inc. *	401	3,188
Chipotle Mexican Grill, Inc., Class A *	485	30,060
Chipotle Mexican Grill, Inc. *	586	33,572
Choice Hotels International, Inc.	403	12,114
Citi Trends, Inc. *	341	5,020
CKE Restaurants, Inc.	1,603	13,914
Coldwater Creek, Inc. *	2,181	6,216
Continental Airlines, Inc., Class B *	3,659	66,082
Core-Mark Holding Company, Inc. *	318	6,843
Crocs, Inc. *	1,311	1,626
Deckers Outdoor Corp. *	413	32,986
Denny’s Corp. *	3,174	6,316
Dick’s Sporting Goods, Inc. *	2,847	40,171
DreamWorks Animation SKG, Inc., Class A *	799	20,183
DSW, Inc., Class A *	127	1,582
DTS, Inc. *	608	11,157
First Cash Financial Services, Inc. *	15,428	294,058
Foot Locker, Inc.	30,040	220,494
Force Protection, Inc. *	1,137	6,799
Fuel Systems Solutions, Inc. *	418	13,694
Gaylord Entertainment Company *	908	9,843
Gymboree Corp. *	11,352	296,174
Hanesbrands, Inc. *	3,125	39,844
Hawaiian Holdings, Inc. *	1,427	9,104
Herman Miller, Inc.	650	8,470
hhgregg, Inc. *	552	4,791
Hibbett Sports, Inc. *	970	15,239
Houston Wire & Cable Company	560	5,214
Iconix Brand Group, Inc. *	1,770	17,311
Interface, Inc., Class A	1,715	7,958
Interval Leisure Group, Inc. *	455	2,452
Isle of Capri Casinos, Inc. *	155	496

The accompanying notes are an integral part of the financial statements.

185

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Smaller Company Growth Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Consumer, Cyclical (continued)
J. Crew Group, Inc. *	1,377	$16,799
Jack in the Box, Inc. *	1,890	41,750
Jakks Pacific, Inc. *	9,082	187,362
JetBlue Airways Corp. *	6,764	48,024
Jos. A. Bank Clothiers, Inc. *	5,435	142,125
Kohl’s Corp. *	30,800	1,114,960
Krispy Kreme Doughnuts, Inc. *	955	1,604
Leapfrog Enterprises, Inc., Class A *	581	2,033
LIFE TIME FITNESS, Inc. *	1,147	14,854
Lions Gate Entertainment Corp. *	3,911	21,511
LKQ Corp. *	4,066	47,410
Lululemon Athletica, Inc. *	937	7,430
Lumber Liquidators, Inc. *	364	3,844
M.D.C. Holdings, Inc.	432	13,090
M/I Homes, Inc.	210	2,213
Macrovision Solutions Corp. *	3,430	43,390
Maidenform Brands, Inc. *	18,783	190,647
Marvel Entertainment, Inc. *	1,698	52,214
Meritage Homes Corp. *	938	11,415
Mobile Mini, Inc. *	1,177	16,972
Monarch Casino & Resort, Inc. *	322	3,751
Morgans Hotel Group Company *	606	2,824
MSC Industrial Direct Company, Inc., Class A	1,483	54,619
MTR Gaming Group, Inc. *	853	1,433
MWI Veterinary Supply, Inc. *	367	9,894
National Cinemedia, Inc.	1,447	14,673
Navistar International Corp. *	26,900	575,122
P.F. Chang’s China Bistro, Inc. *	11,696	244,914
Panera Bread Company, Class A *	968	50,568
Pantry, Inc. *	8,910	191,120
Papa John’s International, Inc. *	772	14,228
Phillips-Van Heusen Corp.	1,713	34,483
Pinnacle Entertainment, Inc. *	699	5,368
Polaris Industries, Inc.	1,082	30,999
Pool Corp.	14,088	253,161
PriceSmart, Inc.	205	4,235
Red Robin Gourmet Burgers, Inc. *	4,884	82,198
Retail Ventures, Inc. *	973	3,376
Ryland Group, Inc.	497	8,782
Sally Beauty Holdings, Inc. *	2,782	15,830
ScanSource, Inc. *	891	17,170
Scientific Games Corp., Class A *	2,320	40,693
Shoe Carnival, Inc. *	12,987	124,026
Shuffle Master, Inc. *	1,842	9,136
Skechers U.S.A., Inc., Class A *	389	4,987
Sonic Corp. *	1,943	23,646
Systemax, Inc. *	500	5,385
Talbots, Inc.	541	1,293
Texas Roadhouse, Inc., Class A *	1,780	13,795
The Buckle, Inc.	10,510	229,328
The Cheesecake Factory, Inc. *	2,049	20,695
The Dress Barn, Inc. *	21,809	234,229
The Men’s Wearhouse, Inc.	589	7,975
The Steak & Shake Company *	300	1,785
The Toro Company	1,250	41,250
The Wet Seal, Inc., Class A *	2,874	8,536
Thor Industries, Inc.	1,235	16,277
Titan International, Inc.	1,112	9,174
Titan Machinery, Inc. *	435	6,116
TiVo, Inc. *	3,293	23,578
Town Sports International Holdings, Inc. *	311	992
Tractor Supply Company *	37,993	1,373,067
True Religion Apparel, Inc. *	731	9,094
UAL Corp. *	4,218	46,482
Ulta Salon, Cosmetics & Fragrance, Inc. *	776	6,425
Under Armour, Inc., Class A *	994	23,697
Unifi, Inc. *	1,615	4,554
Universal Electronics, Inc. *	483	7,834
US Airways Group, Inc. *	3,589	27,743
Vail Resorts, Inc. *	896	23,834
Visteon Corp. *	3,435	1,202
Volcom, Inc. *	543	5,919
Warnaco Group, Inc. *	1,546	30,348
Watsco, Inc.	41,700	1,601,280
Wendy’s/Arby’s Group, Inc.	5,302	26,192
WMS Industries, Inc. *	1,671	44,950
Wolverine World Wide, Inc.	9,564	201,227
World Fuel Services Corp.	33,063	1,223,331
Zale Corp. *	1,177	3,919
Zumiez, Inc. *	657	4,895

		13,817,351
Consumer, Non-cyclical - 25.78%
1-800-Flowers.com, Inc., Class A *	911	3,480
Aaron Rents, Inc., Class B	13,148	350,000
Abaxis, Inc. *	739	11,846
Abiomed, Inc. *	1,044	17,142
Abraxis BioScience, Inc. *	272	17,930
Accuray, Inc. *	1,411	7,281
Acorda Therapeutics, Inc. *	1,196	24,530
Administaff, Inc.	800	17,344
Affymax, Inc. *	369	3,686
Affymetrix, Inc. *	819	2,449
Air Methods Corp. *	375	5,996
Akorn, Inc. *	1,839	4,230
Albany Molecular Research, Inc. *	15,794	153,834
Alberto-Culver Company	2,918	71,520
Alexion Pharmaceuticals, Inc. *	8,297	300,268
Align Technology, Inc. *	1,915	16,756
Alkermes, Inc. *	3,150	33,547
Alliance Imaging, Inc. *	868	6,918
Alliance One International, Inc. *	985	2,896
Allos Therapeutics, Inc. *	1,229	7,521
Almost Family, Inc. *	203	9,131
Alnylam Pharmaceuticals, Inc. *	13,677	338,232
AMAG Pharmaceuticals, Inc. *	283	10,146
Amedisys, Inc. *	900	37,206
American Medical Systems Holdings, Inc. *	29,282	263,245
American Oriental Bioengineering, Inc. *	2,132	14,476
American Public Education, Inc. *	273	10,153
Amicus Therapeutics Inc *	278	2,218
AMN Healthcare Services, Inc. *	1,147	9,704
AngioDynamics, Inc. *	770	10,541

The accompanying notes are an integral part of the financial statements.

186

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Smaller Company Growth Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Consumer, Non-cyclical (continued)
Arbitron, Inc.	884	$11,740
Arena Pharmaceuticals, Inc. *	1,602	6,680
Array BioPharma, Inc. *	1,505	6,095
ArthroCare Corp. *	908	4,331
Assisted Living Concepts, Inc. *	1,756	7,287
athenahealth, Inc. *	607	22,835
Auxilium Pharmaceuticals, Inc. *	1,329	37,797
Bankrate, Inc. *	450	17,100
Bare Escentuals, Inc. *	1,828	9,560
Bio Reference Labs, Inc. *	390	10,230
BioMarin Pharmaceutical, Inc. *	41,418	737,240
Bio-Rad Laboratories, Inc., Class A *	625	47,069
Blue Nile, Inc. *	437	10,702
Boston Beer Company, Inc. *	320	9,088
Bruker BioSciences Corp. *	57,563	232,555
C.R. Bard, Inc.	10,800	910,008
Cadence Pharmaceuticals, Inc. *	457	3,304
Cal-Maine Foods, Inc.	137	3,932
Capella Education Company *	3,006	176,633
Caraco Pharmaceutical Labs *	316	1,871
Cardtronics, Inc. *	467	602
Career Education Corp. *	16,361	293,516
Catalyst Health Solutions, Inc. *	1,171	28,514
CBIZ, Inc. *	40,824	353,128
Celera Corp. *	28,822	320,789
Cenveo, Inc. *	1,110	4,939
Cepheid, Inc. *	1,939	20,127
Chattem, Inc. *	3,106	222,172
Chemed Corp.	763	30,345
ChinaCast Education Corp *	33,229	85,066
Chiquita Brands International, Inc. *	20,517	303,241
Clinical Data, Inc. *	194	1,727
Coca-Cola Bottling Company Consolidated	86	3,953
Coinstar, Inc. *	950	18,534
Conceptus, Inc. *	1,030	15,677
Corinthian Colleges, Inc. *	2,846	46,589
Cornell Corrections, Inc. *	466	8,663
Corporate Executive Board Company	1,134	25,016
Corrections Corp. of America *	4,177	68,336
CorVel Corp. *	279	6,132
CoStar Group, Inc. *	632	20,818
Cougar Biotechnology, Inc. *	561	14,586
CRA International, Inc. *	6,833	184,013
Cross Country Healthcare, Inc. *	10,409	91,495
Cryolife, Inc. *	24,368	236,613
Cubist Pharmaceuticals, Inc. *	9,397	227,032
CV Therapeutics, Inc. *	2,068	19,046
Cyberonics, Inc. *	932	15,443
Cynosure, Inc. *	323	2,949
Cypress Biosciences, Inc. *	1,288	8,810
Datascope Corp.	444	23,195
Dendreon Corp. *	2,070	9,481
Diamond Foods, Inc.	485	9,773
Dollar Financial Corp. *	828	8,528
Durect Corp. *	2,316	7,851
DynCorp International, Inc. *	875	13,274
Emergency Medical Services Corp., Class A *	4,843	177,302
Emergent Biosolutions, Inc. *	199	5,196
Emeritus Corp. *	466	4,674
Enzo Biochem, Inc. *	737	3,604
Euronet Worldwide, Inc. *	1,422	16,509
EV3, Inc. *	1,978	12,066
Exelixis, Inc. *	3,602	18,082
Exlservice Holdings, Inc. *	506	4,336
Exponent, Inc. *	6,567	197,535
Facet Biotech Corp. *	795	7,624
Flowers Foods, Inc.	9,003	219,313
Forrester Research, Inc. *	556	15,685
Fossil, Inc. *	1,578	26,353
FTI Consulting, Inc. *	6,623	295,916
Gaiam, Inc., Class A *	578	2,670
Gartner Group, Inc., Class A *	2,190	39,048
Genomic Health, Inc. *	481	9,370
Genoptix, Inc. *	306	10,428
Genpact, Ltd. *	1,657	13,621
Gen-Probe, Inc. *	1,807	77,412
Gentiva Health Services, Inc. *	916	26,802
Geron Corp. *	2,681	12,520
Global Cash Access, Inc. *	1,573	3,492
Green Mountain Coffee Roasters, Inc. *	571	22,098
GTx, Inc. *	495	8,336
Haemonetics Corp. *	846	47,799
Halozyme Therapeutics, Inc. *	2,307	12,919
Hanger Orthopedic Group, Inc. *	1,018	14,771
Hansen Medical, Inc. *	448	3,235
Healthcare Services Group, Inc.	1,388	22,111
Healthsouth Corp. *	2,935	32,168
Healthways, Inc. *	1,119	12,846
Heartland Payment Systems, Inc.	760	13,300
Heckmann Corp. *	23,684	133,815
Heidrick & Struggles International, Inc.	549	11,825
Helen of Troy, Ltd. *	7,932	137,700
Herbalife, Ltd.	1,591	34,493
Hill International, Inc. *	819	5,766
Hillenbrand, Inc.	2,080	34,694
HMS Holdings Corp. *	807	25,437
Hudson Highland Group, Inc. *	862	2,888
Human Genome Sciences, Inc. *	4,403	9,334
Huron Consulting Group, Inc. *	5,613	321,457
ICF International, Inc. *	245	6,020
ICON PLC, SADR *	11,534	227,104
ICU Medical, Inc. *	424	14,051
Idenix Pharmaceuticals, Inc. *	489	2,831
IDEXX Laboratories, Inc. *	1,981	71,474
Illumina, Inc. *	33,800	880,490
Immucor, Inc. *	14,537	386,393
Incyte Corp. *	2,930	11,105
Indevus Pharmaceuticals, Inc. *	2,257	7,087
Informatica Corp. *	2,966	40,723
Insulet Corp. *	626	4,833
Integra LifeSciences Holdings Corp. *	695	24,721
Intermediate Parfums, Inc.	526	4,040

The accompanying notes are an integral part of the financial statements.

187

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Smaller Company Growth Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Consumer, Non-cyclical (continued)
Intermune, Inc. *	1,068	$11,299
Internet Brands, Inc. *	965	5,616
Inverness Medical Innovations, Inc. *	881	16,660
IPC The Hospitalist Company *	427	7,186
IRIS International, Inc. *	17,981	250,655
Isis Pharmaceuticals, Inc. *	3,187	45,192
Jarden Corp. *	20,920	240,580
K12, Inc. *	331	6,312
Kendle International, Inc. *	450	11,574
Kenexa Corp. *	237	1,891
Kensey Nash Corp. *	349	6,774
Kforce, Inc. *	19,742	151,619
Korn/Ferry International *	786	8,976
K-V Pharmaceutical Company, Class A *	1,156	3,329
Lance, Inc.	294	6,744
Landauer, Inc.	109	7,990
Lexicon Genetics, Inc. *	2,507	3,510
LHC Group, Inc. *	2,077	74,772
Life Sciences Research, Inc. *	219	2,059
Ligand Pharmaceuticals, Inc., Class B *	1,936	5,305
Lincoln Educational Services Corp. *	169	2,239
Live Nation, Inc. *	2,453	14,080
Luminex Corp. *	1,311	28,003
M & F Worldwide Corp. *	419	6,474
Magellan Health Services, Inc. *	880	34,461
Mannkind Corp. *	2,078	7,128
MAP Pharmaceuticals, Inc. *	187	1,305
Martek Biosciences Corp. *	1,117	33,856
Masimo Corp. *	1,616	48,205
McGrath Rentcorp	749	15,999
Medarex, Inc. *	4,136	23,079
MedCath Corp. *	360	3,758
Medicines Company *	10,264	151,189
Medicis Pharmaceutical Corp., Class A	1,922	26,716
Medivation, Inc. *	543	7,911
Mednax, Inc. *	988	31,320
Mentor Corp.	1,125	34,796
Mercadolibre, Inc. *	985	16,164
Meridian Bioscience, Inc.	1,340	34,130
Merit Medical Systems, Inc. *	11,160	200,099
Molson Coors Brewing Company, Class B	26,100	1,276,812
Momenta Pharmaceuticals, Inc. *	859	9,964
Morningstar, Inc. *	545	19,347
Myriad Genetics, Inc. *	4,384	290,484
National Beverage Corp. *	153	1,377
National Healthcare Corp.	213	10,786
Natus Medical, Inc. *	867	11,228
Navigant Consulting Company *	1,609	25,535
NBTY, Inc. *	1,830	28,639
Nektar Therapeutics *	3,079	17,119
Neogen Corp. *	8,330	208,083
Net 1 UEPS Technologies, Inc. *	817	11,193
Netflix, Inc. *	5,663	169,267
Neurocrine Biosciences, Inc. *	1,320	4,224
Noven Pharmaceuticals, Inc. *	849	9,339
NPS Pharmaceuticals, Inc. *	1,574	9,775
NutriSystem, Inc.	608	8,871
Nuvasive, Inc. *	1,208	41,857
Odyssey Healthcare, Inc. *	383	3,543
Omnicare, Inc.	65,800	1,826,608
Onyx Pharmaceuticals, Inc. *	1,871	63,913
Opko Health, Inc. *	2,769	4,486
OraSure Technologies, Inc. *	1,612	5,932
Orexigen Therapeutics, Inc. *	601	3,354
OSI Pharmaceuticals, Inc. *	1,917	74,859
Osiris Therapeutics, Inc. *	344	6,591
Overstock.com, Inc. *	546	5,886
Pain Therapeutics, Inc. *	1,171	6,932
Palomar Medical Technologies, Inc. *	596	6,872
Parexel International Corp. *	1,839	17,857
PDL BioPharma, Inc. *	3,979	24,590
Peets Coffee & Tea, Inc. *	473	10,997
PetMed Express, Inc. *	13,797	243,241
Pharmasset, Inc. *	387	5,074
PharMerica Corp. *	1,030	16,140
POZEN, Inc. *	843	4,249
Pre-Paid Legal Services, Inc. *	295	11,001
Progenics Pharmaceuticals, Inc. *	925	9,537
PSS World Medical, Inc. *	2,101	39,541
Psychiatric Solutions, Inc. *	11,342	315,875
Quanta Services, Inc. *	71,500	1,415,700
Questcor Pharmaceuticals, Inc. *	9,258	86,192
Quidel Corp. *	992	12,965
Regeneron Pharmaceuticals, Inc. *	2,053	37,693
RehabCare Group, Inc. *	8,332	126,313
Resources Connection, Inc. *	1,427	23,374
Revlon, Inc. *	364	2,428
Rigel Pharmaceuticals, Inc. *	792	6,336
Rollins, Inc.	1,536	27,771
RSC Holdings, Inc. *	1,893	16,128
RTI Biologics, Inc. *	1,560	4,306
Salix Pharmaceuticals, Ltd. *	1,636	14,446
Sangamo Biosciences, Inc. *	1,190	4,141
Savient Pharmaceuticals, Inc. *	905	5,240
Seaboard Corp.	12	14,328
Seattle Genetics, Inc. *	2,164	19,346
Senomyx, Inc. *	1,019	2,843
Sequenom, Inc. *	1,169	23,193
Shutterfly, Inc. *	567	3,963
Sirona Dental Systems, Inc. *	655	6,877
Smart Balance, Inc. *	1,983	13,484
SonoSite, Inc. *	570	10,876
Spartan Stores, Inc.	736	17,112
Stamps.com, Inc. *	561	5,515
Standard Parking Corp. *	297	5,744
Steiner Leisure, Ltd. *	526	15,528
Stereotaxis, Inc. *	975	4,290
STERIS Corp.	10,682	255,193
Strayer Education, Inc.	476	102,059
Sucampo Pharmaceuticals, Inc. *	184	1,058
SuccessFactors, Inc. *	1,036	5,947
Sun Healthcare Group, Inc. *	1,317	11,655

The accompanying notes are an integral part of the financial statements.

188

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Smaller Company Growth Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Consumer, Non-cyclical (continued)
Sunrise Senior Living, Inc. *	1,588	$2,668
SurModics, Inc. *	4,780	120,791
Symmetry Medical, Inc. *	1,201	9,572
Synovis Life Technologies, Inc. *	19,847	371,933
Team, Inc. *	7,985	221,184
Tejon Ranch Company *	435	10,762
TeleTech Holdings, Inc. *	1,437	11,999
Tenet Healthcare Corp. *	15,888	18,271
Tetra Tech, Inc. *	2,000	48,300
The Advisory Board Company *	578	12,889
The Cooper Companies, Inc.	40,500	664,200
The Ensign Group, Inc.	10,499	175,753
The Geo Group, Inc. *	1,701	30,669
The Great Atlantic & Pacific Tea Company, Inc. *	1,152	7,223
The Hackett Group, Inc. *	55,980	163,462
The Scotts Company, Class A	528	15,692
Theravance, Inc. *	1,597	19,787
Thoratec Corp. *	1,821	59,164
Ticketmaster Entertainment, Inc. *	1,300	8,346
TNS, Inc. *	485	4,554
TomoTherapy, Inc. *	815	1,940
Tootsie Roll Industries, Inc.	463	11,857
TreeHouse Foods, Inc. *	367	9,997
TrueBlue, Inc. *	10,476	100,255
United Natural Foods, Inc. *	1,385	24,681
United Therapeutics Corp. *	8,465	529,486
Universal Technical Institute, Inc. *	711	12,208
US Physical Therapy, Inc. *	13,306	177,369
USANA Health Sciences, Inc. *	279	9,553
Valeant Pharmaceuticals International *	2,935	67,211
VCA Antech, Inc. *	2,812	55,903
ViroPharma, Inc. *	2,376	30,936
Virtual Radiologic Corp *	254	2,154
VistaPrint, Ltd. *	1,426	26,538
Vital Images, Inc. *	501	6,969
Vivus, Inc. *	42,498	226,089
VNUS Medical Technologies *	13,912	225,653
Volcano Corp. *	964	14,460
Watson Wyatt Worldwide, Inc., Class A	718	34,335
West Pharmaceutical Services, Inc.	1,083	40,905
Winn-Dixie Stores, Inc. *	1,174	18,901
Wright Express Corp. *	1,321	16,645
Wright Medical Group, Inc. *	45,461	928,768
XenoPort, Inc. *	769	19,287
XOMA, Ltd. *	4,410	2,734
Zoll Medical Corp. *	708	13,374
Zymogenetics, Inc. *	946	2,838

		23,907,920
Energy - 5.77%
Alon USA Energy, Inc.	409	3,742
APCO Argentina, Inc.	343	9,134
Approach Resources, Inc. *	287	2,098
Arena Resources, Inc. *	60,804	1,707,984
Atlas America, Inc.	1,240	18,414
ATP Oil & Gas Corp. *	622	3,639
Atwood Oceanics, Inc. *	1,920	29,338
Berry Petroleum Company, Class A	423	3,198
Bill Barrett Corp. *	12,298	259,857
BPZ Energy, Inc. *	1,859	11,898
Cal Dive International, Inc. *	1,623	10,566
Cano Petroleum, Inc. *	50,260	22,114
Carbo Ceramics, Inc.	453	16,095
Carrizo Oil & Gas, Inc. *	942	15,166
Clean Energy Fuels Corp. *	539	3,256
Comstock Resources, Inc. *	1,533	72,434
Comverge, Inc. *	578	2,832
Concho Resources, Inc. *	1,829	41,738
Contango Oil & Gas Company *	480	27,024
Core Laboratories N.V.	4,067	243,451
CVR Energy, Inc. *	888	3,552
Dawson Geophysical Company *	86	1,532
Delta Petroleum Corp. *	2,277	10,838
Dresser-Rand Group, Inc. *	2,790	48,127
Dril-Quip, Inc. *	38,291	785,348
Evergreen Solar, Inc. *	4,939	15,755
EXCO Resources, Inc. *	31,479	285,200
Flotek Industries, Inc. *	744	1,875
Foundation Coal Holdings, Inc.	985	13,810
Fuelcell Energy, Inc. *	2,061	7,997
GeoGlobal Resources, Inc. *	677	1,083
Global Industries, Ltd. *	1,630	5,689
GMX Resources, Inc. *	481	12,179
Goodrich Petroleum Corp. *	888	26,596
Gulf Islands Fabrication, Inc.	8,959	129,099
Gulfport Energy Corp. *	341	1,347
Hercules Offshore, Inc. *	28,209	133,993
Holly Corp.	492	8,969
Hornbeck Offshore Services, Inc. *	7,844	128,171
International Coal Group, Inc. *	2,822	6,491
ION Geophysical Corp. *	2,880	9,878
James River Coal Company *	932	14,288
Key Energy Services, Inc. *	2,076	9,155
Lufkin Industries, Inc.	250	8,625
Matrix Service Company *	886	6,796
McMoran Exploration Company *	1,701	16,670
NATCO Group, Inc. *	647	9,821
Natural Gas Services Group, Inc. *	11,838	119,919
Newpark Resources, Inc. *	2,969	10,985
North American Energy Partners Inc *	49,580	165,597
Oceaneering International, Inc. *	1,846	53,792
Oil States International, Inc. *	9,440	176,434
Parker Drilling Company *	15,440	44,776
Patriot Coal Corp. *	2,579	16,119
Penn Virginia Corp.	6,444	167,415
Petroquest Energy, Inc. *	19,701	133,179
Precision Drilling Trust *	1,014	8,507
Rex Energy Corp. *	792	2,328
RPC, Inc.	1,174	11,458
SEACOR Holdings, Inc. *	330	21,994
St. Mary Land & Exploration Company	2,093	42,509
SulphCo, Inc. *	1,456	1,369

The accompanying notes are an integral part of the financial statements.

189

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Smaller Company Growth Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Energy (continued)
Superior Energy Services, Inc. *	1,750	$27,877
Superior Well Services, Inc. *	481	4,810
T-3 Energy Services, Inc. *	10,470	98,837
Tesco Corp. *	1,061	7,576
TETRA Technologies, Inc. *	1,620	7,873
Unit Corp. *	551	14,723
Venoco, Inc. *	713	1,932
W&T Offshore, Inc.	356	5,098
Warren Resources, Inc. *	931	1,853

		5,353,822
Financial - 6.82%
Affiliated Managers Group, Inc. *	1,361	57,053
Alexander’s, Inc., REIT *	69	17,588
AmeriCredit Corp. *	2,519	19,245
Amtrust Financial Services, Inc.	315	3,654
Annaly Capital Management, Inc., REIT	65,000	1,031,550
Argo Group International Holdings, Ltd. *	512	17,367
Asset Acceptance Capital Corp. *	331	1,691
BancFirst Corp.	71	3,757
Bank of the Ozarks, Inc.	210	6,224
BankFinancial Corp.	229	2,334
Beneficial Mutual Bancorp, Inc. *	1,112	12,510
BioMed Realty Trust, Inc., REIT	7,549	88,474
Broadridge Financial Solutions, Inc.	3,043	38,159
CapitalSource, Inc.	106,300	491,106
Cass Information Systems, Inc.	244	7,432
Citizens, Inc., Class A *	1,293	12,542
City Bank	13,898	72,270
Consolidated Tomoka Land Company	118	4,506
Crawford & Co *	436	2,939
Crawford & Company, Class B *	370	5,380
Credit Acceptance Corp. *	364	4,987
Danvers Bancorp, Inc.	595	7,955
Digital Realty Trust, Inc., REIT	1,480	48,618
Duff & Phelps Corp. *	365	6,979
DuPont Fabros Technology, Inc., REIT	414	857
eHealth, Inc. *	520	6,906
Encore Capital Group, Inc. *	15,596	112,291
Enstar Group, Ltd. *	269	15,909
Entertainment Properties Trust, REIT	3,649	108,740
Equity Lifestyle Properties, Inc., REIT	793	30,419
Everest Re Group, Ltd.	8,800	670,032
EZCORP, Inc., Class A *	1,175	17,872
FBL Financial Group, Inc., Class A	7,179	110,916
FBR Capital Markets Corp. *	624	3,033
FCStone Group, Inc. *	420	1,861
Federal Home Loan Mortgage Corp.	7,546	5,509
First Citizens Bancshares, Inc.	1,812	276,874
First Financial Bankshares, Inc.	182	10,048
First Financial Corp.	164	6,722
Forestar Real Estate Group, Inc. *	1,210	11,519
GAMCO Investors, Inc.	91	2,486
Glacier Bancorp, Inc.	997	18,963
Greene County Bancshares, Inc.	12,718	172,196
Greenhill & Company, Inc.	583	40,676
Greenlight Capital Re, Ltd. *	650	8,443
Hancock Holding Company	392	17,820
Heartland Financial USA, Inc.	133	2,738
Hilltop Holdings, Inc. *	539	5,250
Home Bancshares, Inc.	429	11,562
Infinity Property & Casualty Corp.	2,330	108,881
Interactive Brokers Group, Inc. *	1,378	24,652
International Bancshares Corp.	1,828	39,905
Investment Technology Group, Inc. *	1,452	32,989
Investors Bancorp, Inc. *	1,635	21,958
IPC Holdings, Ltd.	9,545	285,396
KBW, Inc. *	997	22,931
LaBranche & Company, Inc. *	1,859	8,905
Life Partners Holdings, Inc.	204	8,903
MarketAxess Holdings, Inc. *	1,014	8,274
Meridian Interstate Bancorp, Inc. *	345	3,191
Navigators Group, Inc. *	448	24,600
NewAlliance Bancshares, Inc.	1,145	15,080
Newcastle Investment Corp., REIT	616	517
Odyssey Re Holdings Corp.	950	49,219
optionsXpress Holdings, Inc.	1,433	19,145
Oritani Financial Corp. *	484	8,155
Pacific Capital Bancorp	10,963	185,055
Pinnacle Financial Partners, Inc. *	3,836	114,351
Portfolio Recovery Associates, Inc. *	515	17,428
PrivateBancorp, Inc.	1,000	32,460
Provident Financial Services, Inc.	5,380	82,314
PS Business Parks, Inc., REIT	179	7,994
Riskmetrics Group, Inc. *	1,009	15,024
RLI Corp.	605	37,002
Roma Financial Corp.	203	2,556
S.Y. Bancorp, Inc.	133	3,657
Saul Centers, Inc., REIT	169	6,675
Seacoast Banking Corp. of Florida	168	1,109
Signature Bank *	1,149	32,965
Stifel Financial Corp. *	6,929	317,695
Suffolk Bancorp	319	11,462
SVB Financial Group *	1,083	28,407
SWS Group, Inc.	430	8,148
Tanger Factory Outlet Centers, Inc., REIT	527	19,826
Taubman Centers, Inc., REIT	1,762	44,861
Texas Capital Bancshares, Inc. *	15,752	210,447
Tower Group, Inc.	713	20,114
Tradestation Group, Inc. *	1,044	6,734
UMB Financial Corp.	477	23,440
United Community Banks, Inc.	10,853	147,382
ViewPoint Financial Group	385	6,179
W.R. Berkley Corp.	15,700	486,700
Waterstone Financial, Inc. *	343	1,149
WestAmerica Bancorp	338	17,289
Westwood Holdings Group, Inc.	174	4,943
Whitney Holding Corp.	6,702	107,165
World Acceptance Corp. *	499	9,860

		6,327,054
Industrial - 15.21%
Aaon, Inc.	432	9,020
AAR Corp. *	645	11,874

The accompanying notes are an integral part of the financial statements.

190

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Smaller Company Growth Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Industrial (continued)
Actuant Corp., Class A	1,863	$35,434
Acuity Brands, Inc.	1,355	47,303
Advanced Energy Industries, Inc. *	1,137	11,313
Aecom Technology Corp. *	2,220	68,221
Aerovironment, Inc. *	4,083	150,295
AMERCO, Inc. *	156	5,387
American Commercial Lines, Inc. *	1,381	6,767
American Ecology Corp.	558	11,288
American Railcar Industries, Inc.	177	1,864
American Science & Engineering, Inc.	293	21,670
American Superconductor Corp. *	1,360	22,182
Ampco-Pittsburgh Corp.	144	3,125
Applied Industrial Technologies, Inc.	1,269	24,009
AptarGroup, Inc.	4,434	156,254
Arkansas Best Corp.	5,815	175,090
Astec Industries, Inc. *	611	19,143
Atlas Air Worldwide Holdings, Inc. *	238	4,498
Axsys Technologies, Inc. *	316	17,336
AZZ, Inc. *	384	9,638
Badger Meter, Inc.	420	12,188
BE Aerospace, Inc. *	1,156	8,890
Bel Fuse, Inc., Class A	19	343
Bel Fuse, Inc., Class B	180	3,816
Blount International, Inc. *	873	8,276
Brinks Company	525	14,112
Brinks Home Security Holdings, Inc. *	1,528	33,494
Builders FirstSource, Inc. *	236	361
Calgon Carbon Corp. *	1,235	18,970
Capstone Turbine Corp. *	173,592	145,817
Celadon Group, Inc. *	27,277	232,673
Ceradyne, Inc. *	299	6,073
Chart Industries, Inc. *	11,774	125,158
Chicago Bridge & Iron Company N.V.	60,600	609,030
China Architectural Engineering, Inc. *	407	1,001
Circor International, Inc.	533	14,657
Clarcor, Inc.	1,606	53,287
Clean Harbors, Inc. *	3,363	213,349
Cognex Corp.	1,350	19,980
Coherent, Inc. *	791	16,975
Columbus McKinnon Corp. *	216	2,948
Comfort Systems USA, Inc.	1,320	14,071
Crown Holdings, Inc. *	82,700	1,587,840
CTS Corp.	1,123	6,188
Cubic Corp.	547	14,878
Curtiss-Wright Corp.	6,821	227,753
Cymer, Inc. *	20,987	459,825
Daktronics, Inc.	1,166	10,914
Darling International, Inc. *	2,764	15,174
Dionex Corp. *	610	27,359
Drew Industries, Inc. *	682	8,184
DryShips, Inc.	4,220	44,985
Dycom Industries, Inc. *	1,373	11,286
Dynamic Materials Corp.	431	8,323
Eagle Materials, Inc.	1,449	26,676
EMCOR Group, Inc. *	10,000	224,300
Encore Wire Corp.	578	10,959
Ener1, Inc. *	1,397	9,989
Energy Conversion Devices, Inc. *	1,522	38,370
Energy Recovery, Inc. *	1,000	7,580
Enersys *	13,885	152,735
EnPro Industries, Inc. *	7,985	171,997
ESCO Technologies, Inc. *	880	36,036
Esterline Technologies Corp. *	5,280	200,059
Excel Maritime Carriers, Ltd.	17,830	125,523
FARO Technologies, Inc. *	542	9,138
FEI Company *	808	15,239
Flow International Corp. *	24,442	59,150
Forward Air Corp.	980	23,785
Freightcar America, Inc.	405	7,399
Fuel Tech, Inc. *	614	6,502
Fushi Copperweld, Inc. *	319	1,681
Gardner Denver, Inc. *	1,783	41,615
Genco Shipping & Trading, Ltd.	4,751	70,315
GenCorp, Inc. *	1,580	5,814
General Cable Corp. *	5,377	95,119
Genesee & Wyoming, Inc., Class A *	1,075	32,788
Gentex Corp.	4,730	41,766
Gorman-Rupp Company	509	15,840
Graco, Inc.	2,001	47,484
GrafTech International, Ltd. *	33,114	275,508
Graphic Packaging Holding Company *	1,398	1,594
Greatbatch, Inc. *	5,650	149,499
Greif, Inc., Class A	812	27,145
Griffon Corp. *	527	4,917
GulfMark Offshore, Inc. *	236	5,614
Haynes International, Inc. *	139	3,422
Heartland Express, Inc.	16,650	262,404
HEICO Corp., Class A	446	12,916
HEICO Corp.	188	7,300
Hexcel Corp. *	3,272	24,180
Hub Group, Inc., Class A *	7,981	211,736
ICx Technologies, Inc. *	397	3,140
IDEX Corp.	2,751	66,437
II-VI, Inc. *	8,377	159,917
Integrated Electrical Services, Inc. *	10,474	91,752
Intermec, Inc. *	1,678	22,284
iRobot Corp. *	547	4,939
Itron, Inc. *	1,143	72,855
Kansas City Southern *	8,560	163,068
Kirby Corp. *	1,711	46,813
Knight Transportation, Inc.	1,999	32,224
Koppers Holdings, Inc.	301	6,508
L.B. Foster Company *	354	11,073
L-1 Identity Solutions, Inc. *	2,245	15,131
Landstar Systems, Inc.	39,864	1,531,974
Layne Christensen Company *	656	15,751
Lindsay Corp.	384	12,207
Littelfuse, Inc. *	369	6,125
Marten Transport, Ltd. *	7,084	134,313
Matthews International Corp., Class A	1,030	37,780
Metalico, Inc. *	284	440
Middleby Corp. *	549	14,971

The accompanying notes are an integral part of the financial statements.

191

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Smaller Company Growth Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Industrial (continued)
Mine Safety Appliances Company	1,032	$24,675
Multi-Fineline Electronix, Inc. *	338	3,951
Myers Industries, Inc.	486	3,888
National Instruments Corp.	1,965	47,867
Nordson Corp.	1,030	33,259
Northwest Pipe Company *	107	4,559
NVE Corp. *	6,521	170,394
Old Dominion Freight Lines, Inc. *	8,321	236,816
Orbital Sciences Corp., Class A *	1,954	38,162
Orion Energy Systems, Inc. *	603	3,262
OSI Systems, Inc. *	535	7,410
OYO Geospace Corp. *	164	2,865
Park Electrochemical Corp.	658	12,476
PHI, Inc. *	418	5,856
Plexus Corp. *	1,308	22,171
PMFG, Inc. *	12,401	118,554
Polypore International, Inc. *	827	6,252
Powell Industries, Inc. *	270	7,835
Power-One, Inc. *	2,193	2,610
Raser Technologies, Inc. *	1,138	4,313
Raven Industries, Inc.	554	13,351
RBC Bearings, Inc. *	743	15,068
Rentech, Inc. *	5,263	3,579
Robbins & Myers, Inc.	996	16,105
Rofin-Sinar Technologies, Inc. *	961	19,777
Rogers Corp. *	611	16,967
Safe Bulkers Inc *	127	848
Silgan Holdings, Inc.	2,844	135,972
Simpson Manufacturing Company, Inc.	9,646	267,773
Smith & Wesson Holding Corp. *	1,389	3,153
Stanley, Inc. *	6,935	251,186
Sun Hydraulics, Inc.	424	7,988
Taser International, Inc. *	2,030	10,718
Teledyne Technologies, Inc. *	6,406	285,387
Texas Industries, Inc.	779	26,876
TransDigm Group, Inc. *	897	30,112
TTM Technologies, Inc. *	927	4,830
TurboChef Technologies, Inc. *	428	2,101
Universal Display Corp. *	1,110	10,490
Universal Truckload Services, Inc. *	107	1,515
UTI Worldwide, Inc.	2,988	42,848
Valence Technology, Inc. *	976	1,776
Valmont Industries, Inc.	610	37,430
Varian, Inc. *	979	32,806
Vicor Corp.	647	4,277
VSE Corp.	4,507	176,810
Vulcan Materials Company	12,400	862,792
Wabtec Corp.	1,533	60,937
Waste Connections, Inc. *	34,000	1,073,380
Waste Services, Inc. *	998	6,567
Werner Enterprises, Inc.	538	9,329
Woodward Governor Company	7,447	171,430
Zebra Technologies Corp., Class A *	2,173	44,025

		14,109,063
Real Estate - 0.02%
PICO Holdings, Inc. *	576	15,310
Technology - 9.90%
3D Systems Corp. *	579	4,597
3PAR, Inc. *	938	7,194
ACI Worldwide, Inc. *	5,835	92,776
Actel Corp. *	859	10,067
Advanced Analogic Technologies, Inc. *	31,159	94,100
Advent Software, Inc. *	638	12,741
Allscripts Healthcare Solution, Inc. *	1,948	19,324
American Reprographics Company *	1,240	8,556
Amkor Technology, Inc. *	1,387	3,024
Anadigics, Inc. *	67,357	99,688
ANSYS, Inc. *	12,842	358,163
Applied Micro Circuits Corp. *	757	2,975
ArcSight, Inc. *	621	4,974
Aspen Technology, Inc. *	24,785	183,905
Atmel Corp. *	14,125	44,211
ATMI, Inc. *	31,441	485,135
Blackbaud, Inc.	1,452	19,602
Blackboard, Inc. *	1,000	26,230
BluePhoenix Solutions Ltd *	23,798	44,264
Brocade Communications Systems, Inc. *	12,391	34,695
Brooks Automation, Inc. *	2,119	12,311
Cabot Microelectronics Corp. *	775	20,204
CACI International, Inc., Class A *	6,395	288,351
Cavium Networks, Inc. *	838	8,807
Cirrus Logic, Inc. *	1,990	5,333
Cogent, Inc. *	26,052	353,526
Cogo Group, Inc. *	579	2,814
Cohu, Inc.	746	9,064
Commvault Systems, Inc. *	70,387	943,890
Compellent Technologies, Inc. *	15,630	152,080
Concur Technologies, Inc. *	1,399	45,915
Cree, Inc. *	2,642	41,929
CSG Systems International, Inc. *	1,164	20,335
Data Domain, Inc. *	894	16,807
Deltek, Inc. *	282	1,308
Diebold, Inc.	5,630	158,147
Diodes, Inc. *	357	2,163
DivX, Inc. *	612	3,201
Ebix, Inc. *	8,519	203,604
Echelon Corp. *	475	3,871
Eclipsys Corp. *	1,663	23,598
Emcore Corp. *	2,071	2,692
Epicor Software Corp. *	1,822	8,746
EPIQ Systems, Inc. *	24,899	416,062
FactSet Research Systems, Inc.	1,519	67,201
Fair Isaac Corp.	830	13,994
Falconstor Software, Inc. *	14,491	40,285
FormFactor, Inc. *	1,584	23,126
Furmanite Corp. *	20,274	109,277
Hittite Microwave Corp. *	584	17,205
Igate Corp. *	732	4,765
Innerworkings, Inc. *	1,079	7,067
Integral Systems, Inc. *	14,379	173,267
International Rectifier Corp. *	2,427	32,764
IPG Photonics Corp. *	528	6,959
Isilon Systems, Inc. *	809	2,662

The accompanying notes are an integral part of the financial statements.

192

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Smaller Company Growth Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Technology (continued)
Jack Henry & Associates, Inc.	2,581	$50,097
Kulicke & Soffa Industries, Inc. *	1,838	3,125
Lattice Semiconductor Corp. *	3,846	5,807
Limelight Networks, Inc. *	1,353	3,315
Manhattan Associates, Inc. *	838	13,249
ManTech International Corp. *	5,377	291,380
Mattson Technology, Inc. *	1,693	2,387
MedAssets, Inc. *	984	14,366
Metavante Technologies, Inc. *	2,989	48,153
Micrel, Inc.	1,816	13,275
MICROS Systems, Inc. *	2,714	44,292
Microsemi Corp. *	2,674	33,799
MicroStrategy, Inc., Class A *	311	11,547
Monolithic Power Systems, Inc. *	9,921	125,104
Monotype Imaging Holdings, Inc. *	315	1,827
MSC Software Corp. *	1,535	10,254
MSCI, Inc. *	2,333	41,434
MTS Systems Corp.	254	6,767
NCI, Inc. *	231	6,960
Ness Technologies, Inc. *	594	2,542
Netezza Corp. *	992	6,587
NETGEAR, Inc. *	1,211	13,818
Netlogic Microsystems, Inc. *	584	12,854
Netscout Systems, Inc. *	28,646	246,929
NetSuite, Inc. *	516	4,355
Novell, Inc. *	4,201	16,342
O2Micro International, Ltd., ADR *	50,187	98,367
Omnicell, Inc. *	1,035	12,637
Omniture, Inc. *	1,839	19,567
OmniVision Technologies, Inc. *	1,740	9,135
ON Semiconductor Corp. *	8,420	28,628
Palm, Inc. *	3,474	10,665
Parametric Technology Corp. *	3,844	48,627
Pegasystems, Inc.	314	3,881
Perot Systems Corp., Class A *	3,028	41,393
Phase Forward, Inc. *	1,381	17,290
PMC-Sierra, Inc. *	47,189	229,339
Progress Software Corp. *	705	13,578
QLogic Corp. *	2,841	38,183
Quality Systems, Inc.	605	26,390
Quest Software, Inc. *	2,300	28,957
Rackable Systems, Inc. *	1,011	3,983
Radiant Systems, Inc. *	26,792	90,289
Rambus, Inc. *	3,149	50,132
Riverbed Technology, Inc. *	1,839	20,946
Rubicon Technology, Inc. *	330	1,406
Rudolph Technologies, Inc. *	485	1,712
Seachange International, Inc. *	25,724	185,470
Seagate Technology	82,300	364,589
Semtech Corp. *	21,948	247,354
Sigma Designs, Inc. *	886	8,417
Silicon Image, Inc. *	2,493	10,471
Silicon Laboratories, Inc. *	1,514	37,517
Silicon Motion Technology Corp., ADR *	37,880	86,745
Silicon Storage Technology, Inc. *	2,992	6,852
Solera Holdings, Inc. *	14,409	347,257
SPSS, Inc. *	608	16,392
SRA International, Inc., Class A *	1,422	24,529
Standard Microsystems Corp. *	742	12,124
STEC, Inc. *	918	3,911
Stratasys, Inc. *	674	7,246
Supertex, Inc. *	396	9,508
Sybase, Inc. *	12,428	307,842
Sykes Enterprises, Inc. *	1,115	21,319
Synaptics, Inc. *	10,176	168,515
Synchronoss Technologies, Inc. *	731	7,792
Syntel, Inc.	849	19,629
Taleo Corp. *	758	5,935
Techwell, Inc. *	12,908	83,902
Teradyne, Inc. *	3,657	15,433
Tessera Technologies, Inc. *	1,652	19,626
Thomas & Betts Corp. *	1,919	46,094
THQ, Inc. *	2,280	9,553
Trident Microsystems, Inc. *	2,091	3,952
Triquint Semiconductor, Inc. *	4,874	16,767
Tyler Technologies, Inc. *	1,225	14,676
Ultimate Software Group, Inc. *	13,590	198,414
Ultratech, Inc. *	743	8,886
Varian Semiconductor Equipment Associates, Inc. *	2,420	43,850
Veeco Instruments, Inc. *	1,037	6,575
VeriFone Holdings, Inc. *	1,122	5,498
Verigy, Ltd. *	2,043	19,654
Wind River Systems, Inc. *	2,308	20,841
Zoran Corp. *	21,028	143,621

		9,181,977
Utilities - 0.31%
Avista Corp.	9,700	187,986
EnerNOC, Inc. *	489	3,638
ITC Holdings Corp.	1,648	71,985
Ormat Technologies, Inc.	695	22,150
Pike Electric Corp. *	304	3,739
Synthesis Energy Systems, Inc. *	1,150	782

		290,280

TOTAL COMMON STOCKS (Cost $92,214,379)		$88,689,170

SHORT TERM INVESTMENTS - 2.12%

Federal Home Loan Bank Discount Notes zero coupon due 01/21/2009 to 02/23/2009	$1,965,000	$1,964,930

TOTAL SHORT TERM INVESTMENTS (Cost $1,964,930)		$1,964,930

The accompanying notes are an integral part of the financial statements.

193

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Smaller Company Growth Trust (continued)

	Shares or Principal Amount	Value

REPURCHASE AGREEMENTS - 2.45%
Repurchase Agreement with State Street Corp. dated 12/31/2008 at 0.00% to be repurchased at $2,279,000 on 01/02/2009, collateralized by $2,190,000 Federal Home Loan Bank, 4.375% due 09/17/2010 (valued at $2,331,693, including interest)	$2,279,000	$2,279,000

TOTAL REPURCHASE AGREEMENTS (Cost $2,279,000)		$2,279,000

Total Investments (Smaller Company Growth Trust) (Cost $96,458,309) - 100.20%		$92,933,100
Liabilities in Excess of Other Assets - (0.20)%		(189,740)

TOTAL NET ASSETS - 100.00%		$92,743,360

U.S. Large Cap Trust
	Shares or Principal Amount	Value

COMMON STOCKS - 96.27%

Basic Materials - 4.72%
Allegheny Technologies, Inc. (a)	64,500	$1,646,685
Barrick Gold Corp.	99,100	3,643,907
Cliffs Natural Resources, Inc.	25,100	642,811
Ecolab, Inc.	17,500	615,125
Monsanto Company	21,100	1,484,385
Nucor Corp.	36,200	1,672,440
Potash Corp. of Saskatchewan, Inc.	12,200	893,284

		10,598,637
Communications - 14.73%
American Tower Corp., Class A *	106,400	3,119,648
AT&T, Inc.	131,300	3,742,050
CBS Corp., Class B	104,500	855,855
Cisco Systems, Inc. *	244,700	3,988,610
Comcast Corp., Class A	57,700	973,976
Gannett Company, Inc. (a)	41,300	330,400
Google, Inc., Class A *	20,406	6,277,906
Monster Worldwide, Inc. *	55,800	674,622
Omnicom Group, Inc.	94,600	2,546,632
Polycom, Inc. *	56,500	763,315
QUALCOMM, Inc.	86,300	3,092,129
Time Warner Cable, Inc. *	65,600	1,407,120
Time Warner, Inc.	55,700	560,342
Viacom, Inc., Class B *	38,550	734,763
Walt Disney Company	122,800	2,786,332
Yahoo!, Inc. *	103,100	1,257,820

		33,111,520
Consumer, Cyclical - 8.11%
Best Buy Company, Inc.	20,500	576,255
Carnival Corp.	50,300	1,223,296
Costco Wholesale Corp.	12,600	661,500
Hanesbrands, Inc. *	42,949	547,599
Home Depot, Inc.	63,500	1,461,770
Honda Motor Company, Ltd., ADR	47,700	1,017,918
Johnson Controls, Inc.	30,400	552,064
Las Vegas Sands Corp. *	98,100	581,733
Lowe’s Companies, Inc.	34,900	751,048
Nintendo Company, Ltd. (US)	21,000	1,002,750
Nordstrom, Inc. (a)	60,000	798,600
Southwest Airlines Company	97,500	840,450
Target Corp.	149,300	5,155,329
Urban Outfitters, Inc. *	38,300	573,734
Wal-Mart Stores, Inc.	33,700	1,889,222
Wynn Resorts, Ltd. * (a)	14,000	591,640

		18,224,908
Consumer, Non-cyclical - 29.29%
Abbott Laboratories	78,900	4,210,893
Allergan, Inc.	78,400	3,161,088
Altria Group, Inc.	130,800	1,969,848
Apollo Group, Inc., Class A *	22,900	1,754,598
AstraZeneca PLC, SADR (a)	35,100	1,440,153
Baxter International, Inc.	102,300	5,482,257
BioMarin Pharmaceutical, Inc. *	35,100	624,780
Cardinal Health, Inc.	65,500	2,257,785
Celgene Corp. *	95,818	5,296,819
DaVita, Inc. *	73,550	3,645,874
Forest Laboratories, Inc. *	29,443	749,913
Genentech, Inc. *	60,100	4,982,891
Gilead Sciences, Inc. *	18,600	951,204
Iron Mountain, Inc. *	34,200	845,766
Kimberly-Clark Corp.	12,900	680,346
Kraft Foods, Inc., Class A	196,704	5,281,502
Medtronic, Inc.	28,700	901,754
Paychex, Inc.	75,200	1,976,256
PepsiCo, Inc.	107,700	5,898,729
Philip Morris International, Inc.	112,800	4,907,928
Sanofi-Aventis, ADR	18,700	601,392
Sara Lee Corp.	372,700	3,648,733
Teva Pharmaceutical Industries, Ltd., SADR (a)	30,800	1,311,156
The Coca-Cola Company	24,600	1,113,642
Unilever NV	22,700	557,285
UnitedHealth Group, Inc.	43,900	1,167,740
Visa, Inc.	8,200	430,090

		65,850,422
Energy - 6.84%
Anadarko Petroleum Corp.	21,500	828,825
Baker Hughes, Inc.	16,900	541,983
Chevron Corp.	31,148	2,304,018
CMS Energy Corp.	52,100	526,731
ConocoPhillips	20,100	1,041,180
Exxon Mobil Corp.	27,600	2,203,308
Kinder Morgan Management LLC *	16,240	649,275
Marathon Oil Corp.	106,100	2,902,896
Royal Dutch Shell PLC, ADR, Class B	11,842	609,034
Royal Dutch Shell PLC, ADR	21,900	1,159,386
Schlumberger, Ltd.	61,800	2,615,994

		15,382,630
Financial - 13.70%
ACE, Ltd.	15,000	793,800

The accompanying notes are an integral part of the financial statements.

194

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

U.S. Large Cap Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Financial (continued)
Aetna, Inc.	2,400	$68,400
AFLAC, Inc.	24,000	1,100,160
Astoria Financial Corp.	50,300	828,944
Bank of America Corp.	28,500	401,280
Berkshire Hathaway, Inc., Class A *	18	1,738,800
Douglas Emmett, Inc., REIT	42,100	549,826
Goldman Sachs Group, Inc.	80,200	6,768,078
Hudson City Bancorp, Inc.	276,400	4,411,344
JPMorgan Chase & Company	183,392	5,782,350
Progressive Corp.	131,200	1,943,072
RenaissanceRe Holdings, Ltd.	9,600	494,976
T. Rowe Price Group, Inc.	26,000	921,440
Wells Fargo & Company	169,400	4,993,912

		30,796,382
Industrial - 12.45%
Danaher Corp.	10,100	571,761
Emerson Electric Company	22,900	838,369
FedEx Corp.	7,800	500,370
Flextronics International, Ltd. *	153,200	392,192
Fluor Corp.	73,800	3,311,406
General Electric Company	410,400	6,648,480
Illinois Tool Works, Inc.	66,900	2,344,845
Jabil Circuit, Inc.	177,700	1,199,475
Jacobs Engineering Group, Inc. *	7,000	336,700
KLA-Tencor Corp.	36,500	795,335
Union Pacific Corp.	17,000	812,600
United Parcel Service, Inc., Class B	117,400	6,475,784
United Technologies Corp.	47,100	2,524,560
Vulcan Materials Company (a)	17,900	1,245,482

		27,997,359
Technology - 5.79%
Adobe Systems, Inc. *	47,100	1,002,759
Agilent Technologies, Inc. *	55,500	867,465
Apple, Inc. *	22,700	1,937,445
Brocade Communications Systems, Inc. *	389,100	1,089,480
Cerner Corp. * (a)	38,000	1,461,100
Cognizant Technology Solutions Corp., Class A *	17,500	316,050
First Solar, Inc. *	4,100	565,636
Hewlett-Packard Company	29,400	1,066,926
Intel Corp.	31,000	454,460
International Business Machines Corp.	10,400	875,264
Microchip Technology, Inc.	29,100	568,323
Microsoft Corp.	92,691	1,801,913
NetApp, Inc. *	48,000	670,560
Oracle Corp. *	19,200	340,416

		13,017,797
Utilities - 0.64%
American Water Works Company, Inc.	43,700	912,456
Edison International	16,500	529,980

		1,442,436

TOTAL COMMON STOCKS (Cost $276,215,339)		$216,422,091

PREFERRED STOCKS - 0.21%
Consumer, Non-cyclical - 0.21%
Schering-Plough Corp., 6.00%	2,800	$486,696

TOTAL PREFERRED STOCKS (Cost $700,000)		$486,696

SHORT TERM INVESTMENTS - 3.19%
John Hancock Cash Investment Trust, 1.2465% (c)(f)	$7,168,825	$7,168,825

TOTAL SHORT TERM INVESTMENTS (Cost $7,168,825)		$7,168,825

REPURCHASE AGREEMENTS - 3.13%
Repurchase Agreement with State Street Corp. dated 12/31/2008 at 0.00% to be repurchased at $7,039,000 on 01/02/2009, collateralized by $6,075,000 Federal Home Loan Bank, 5.125% due 03/14/2036 (valued at $7,183,688, including interest)	$7,039,000	$7,039,000

TOTAL REPURCHASE AGREEMENTS (Cost $7,039,000)		$7,039,000

Total Investments (U.S. Large Cap Trust) (Cost $291,123,164) - 102.80%		$231,116,612
Liabilities in Excess of Other Assets - (2.80)%		(6,304,729)

TOTAL NET ASSETS - 100.00%		$224,811,883

U.S. Multi Sector Trust
	Shares or Principal Amount	Value

COMMON STOCKS - 96.24%

Basic Materials - 2.37%
Air Products & Chemicals, Inc.	3,200	$160,864
Biogen Idec, Inc. *	10,800	514,404
Dow Chemical Company	5,000	75,450
Ecolab, Inc.	1,300	45,695
Eli Lilly & Company	206,200	8,303,674
FMC Corp.	1,400	62,622
Monsanto Company	20,660	1,453,431
Nucor Corp.	17,900	826,980
Praxair, Inc.	3,600	213,696
Reliance Steel & Aluminum Company	2,700	53,838
Sigma-Aldrich Corp.	4,800	202,752
The Sherwin-Williams Company	2,200	131,450

		12,044,856
Communications - 8.44%
Akamai Technologies, Inc. *	3,900	58,851
AT&T, Inc.	139,105	3,964,492
CenturyTel, Inc.	2,300	62,859
Cisco Systems, Inc. *	612,700	9,987,010
Comcast Corp., Class A	47,800	806,864
DIRECTV Group, Inc. *	8,900	203,899
eBay, Inc. *	161,100	2,248,956
Gannett Company, Inc. (a)	14,800	118,400

The accompanying notes are an integral part of the financial statements.

195

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

U.S. Multi Sector Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Communications (continued)
Google, Inc., Class A *	7,370	$2,267,381
McGraw-Hill Companies, Inc.	2,000	46,380
Priceline.com, Inc. *	710	52,292
QUALCOMM, Inc.	527,600	18,903,908
Symantec Corp. *	12,500	169,000
Time Warner Cable, Inc. *	2,300	49,335
Verizon Communications, Inc.	115,300	3,908,670

		42,848,297
Consumer, Cyclical - 11.28%
Abercrombie & Fitch Company, Class A	7,000	161,490
Advance Auto Parts, Inc.	2,800	94,220
American Eagle Outfitters, Inc.	5,100	47,736
AutoNation, Inc. * (a)	6,700	66,196
AutoZone, Inc. *	3,640	507,671
Bed Bath & Beyond, Inc. *	25,400	645,668
Best Buy Company, Inc.	7,200	202,392
Coach, Inc. *	60,400	1,254,508
Copart, Inc. *	2,900	78,851
Costco Wholesale Corp.	15,400	808,500
D.R. Horton, Inc.	11,900	84,133
Dollar Tree, Inc. *	6,000	250,800
Family Dollar Stores, Inc.	4,000	104,280
Fastenal Company (a)	20,200	703,970
GameStop Corp., Class A *	4,100	88,806
General Motors Corp. (a)	13,400	42,880
Harley-Davidson, Inc.	9,600	162,912
Hasbro, Inc.	5,000	145,850
Home Depot, Inc.	262,700	6,047,354
J.C. Penney Company, Inc.	2,700	53,190
Johnson Controls, Inc.	10,300	187,048
Kohl’s Corp. *	12,400	448,880
Limited Brands, Inc.	5,900	59,236
Lowe’s Companies, Inc.	116,700	2,511,384
McDonald’s Corp.	36,700	2,282,373
NIKE, Inc., Class B	3,900	198,900
NVR, Inc. *	115	52,469
PACCAR, Inc.	8,225	235,235
PetSmart, Inc.	2,800	51,660
Polo Ralph Lauren Corp., Class A	1,100	49,951
Ross Stores, Inc.	5,000	148,650
Southwest Airlines Company	5,600	48,272
Staples, Inc.	67,300	1,206,016
Target Corp.	31,800	1,098,054
The Gap, Inc.	15,700	210,223
The TJX Companies, Inc.	14,300	294,151
Urban Outfitters, Inc. *	8,400	125,832
Walgreen Company	243,200	5,999,744
Wal-Mart Stores, Inc.	539,700	30,255,582
Yum! Brands, Inc.	7,100	223,650

		57,238,717
Consumer, Non-cyclical - 42.81%
Abbott Laboratories	122,900	6,559,173
Altria Group, Inc.	290,800	4,379,448
AmerisourceBergen Corp.	16,900	602,654
Amgen, Inc. *	193,500	11,174,625
Apollo Group, Inc., Class A *	3,200	245,184
Archer-Daniels-Midland Company	30,100	867,783
Avon Products, Inc.	38,800	932,364
Baxter International, Inc.	5,500	294,745
Becton, Dickinson & Company	2,700	184,653
BioMarin Pharmaceutical, Inc. *	3,200	56,960
Boston Scientific Corp. *	7,600	58,824
Bristol-Myers Squibb Company	17,100	397,575
C.R. Bard, Inc.	2,000	168,520
Campbell Soup Company	19,800	594,198
Cardinal Health, Inc.	16,600	572,202
Celgene Corp. *	4,600	254,288
Cephalon, Inc. *	600	46,224
Church & Dwight, Inc.	5,600	314,272
Clorox Company	11,300	627,828
Colgate-Palmolive Company	70,900	4,859,486
Covance, Inc. *	1,300	59,839
Coventry Health Care, Inc. *	35,700	531,216
Covidien, Ltd.	4,300	155,832
Edwards Lifesciences Corp. *	900	49,455
Estee Lauder Companies, Inc., Class A	30,000	928,800
Express Scripts, Inc. *	17,000	934,660
Forest Laboratories, Inc. *	93,500	2,381,445
Genentech, Inc. *	4,700	389,677
General Mills, Inc.	38,500	2,338,875
Genzyme Corp. *	3,600	238,932
Gilead Sciences, Inc. *	112,300	5,743,022
Global Payments, Inc.	700	22,953
H & R Block, Inc.	7,200	163,584
H.J. Heinz Company	20,900	785,840
Hershey Company	10,500	364,770
Illumina, Inc. * (a)	4,900	127,645
Intuitive Surgical, Inc. *	1,130	143,499
ITT Educational Services, Inc. *	1,800	170,964
Johnson & Johnson	496,600	29,711,578
Kellogg Company	22,900	1,004,165
Kimberly-Clark Corp.	55,600	2,932,344
Kraft Foods, Inc., Class A	43,176	1,159,276
Life Technologies Corp. *	3,600	83,916
McCormick & Company, Inc.	11,200	356,832
McKesson Corp.	50,100	1,940,373
Medco Health Solutions, Inc. *	5,200	217,932
Medtronic, Inc.	96,200	3,022,604
Merck & Company, Inc. (a)	133,000	4,043,200
Moody’s Corp.	2,400	48,216
Omnicare, Inc.	2,000	55,520
PepsiCo, Inc.	260,400	14,262,108
Perrigo Company	2,300	74,313
Pfizer, Inc.	1,625,500	28,787,605
Philip Morris International, Inc.	215,500	9,376,405
Procter & Gamble Company	267,700	16,549,214
Quest Diagnostics, Inc.	3,400	176,494
Schering-Plough Corp.	2,900	49,387
Stryker Corp.	13,100	523,345
SUPERVALU, Inc.	32,079	468,353
The Coca-Cola Company	381,000	17,247,870

The accompanying notes are an integral part of the financial statements.

196

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

U.S. Multi Sector Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Consumer, Non-cyclical (continued)
The Kroger Company	21,900	$578,379
Tyson Foods, Inc., Class A	56,600	495,816
UnitedHealth Group, Inc.	626,000	16,651,600
UST, Inc.	22,500	1,561,050
Varian Medical Systems, Inc. *	4,400	154,176
Vertex Pharmaceuticals, Inc. *	2,100	63,798
Visa, Inc.	900	47,205
WellPoint, Inc. *	89,800	3,783,274
Western Union Company	32,400	464,616
Wyeth	226,800	8,507,268
Zimmer Holdings, Inc. *	102,700	4,151,134

		217,271,380

Diversified - 0.02%
Leucadia National Corp. *	6,500	128,700

Energy - 13.92%
Anadarko Petroleum Corp.	16,600	639,930
Apache Corp.	19,660	1,465,260
Baker Hughes, Inc.	2,500	80,175
BJ Services Company	10,200	119,034
Cabot Oil & Gas Corp.	3,200	83,200
Cameron International Corp. *	7,400	151,700
Chesapeake Energy Corp.	29,500	477,015
Chevron Corp.	291,900	21,591,843
Cimarex Energy Company	4,300	115,154
Comstock Resources, Inc. *	1,200	56,700
ConocoPhillips	116,300	6,024,340
Denbury Resources, Inc. *	4,800	52,416
Devon Energy Corp.	17,700	1,163,067
Diamond Offshore Drilling, Inc.	2,060	121,416
ENSCO International, Inc.	3,500	99,365
EOG Resources, Inc.	13,260	882,851
EXCO Resources, Inc. *	7,000	63,420
Exxon Mobil Corp.	374,600	29,904,318
Foundation Coal Holdings, Inc.	1,700	23,834
Halliburton Company	19,300	350,874
Helmerich & Payne, Inc.	4,300	97,825
Hess Corp.	13,010	697,856
Murphy Oil Corp.	7,000	310,450
Nabors Industries, Ltd. *	15,700	187,929
Newfield Exploration Company *	2,300	45,425
Noble Corp.	4,700	103,823
Noble Energy, Inc.	3,700	182,114
Occidental Petroleum Corp.	45,500	2,729,545
Patterson-UTI Energy, Inc.	7,800	89,778
Peabody Energy Corp.	1,800	40,950
PetroHawk Energy Corp. *	2,800	43,764
Pioneer Natural Resources Company	6,200	100,316
Plains Exploration & Production Company *	6,500	151,060
Range Resources Corp.	4,400	151,316
Smith International, Inc.	5,400	123,606
Southwestern Energy Company *	16,100	466,417
Spectra Energy Corp.	9,000	141,660
Sunoco, Inc.	3,200	139,072
Transocean, Ltd. *	4,820	227,745
Valero Energy Corp.	24,600	532,344
Weatherford International, Ltd. *	14,900	161,218
Whiting Petroleum Corp. *	1,400	46,844
XTO Energy, Inc.	10,925	385,325

		70,622,294

Financial - 3.33%
AFLAC, Inc.	13,600	623,424
Allstate Corp.	41,200	1,349,712
Aon Corp.	1,000	45,680
Assurant, Inc.	4,500	135,000
Bank of America Corp.	136,200	1,917,696
BB&T Corp. (a)	18,700	513,502
BlackRock, Inc.	3,320	445,378
Brown & Brown, Inc.	6,500	135,850
Capital One Financial Corp.	4,100	130,749
Chubb Corp.	51,600	2,631,600
Citigroup, Inc.	171,700	1,152,107
CAN Financial Corp.	3,800	62,472
Comerica, Inc.	4,900	97,265
Fifth Third Bancorp	5,300	43,778
First American Corp.	5,200	150,228
Goldman Sachs Group, Inc.	1,300	109,707
Hartford Financial Services Group, Inc.	9,900	162,558
Hudson City Bancorp, Inc.	25,000	399,000
JPMorgan Chase & Company	6,200	195,486
Markel Corp. *	500	149,500
Marsh & McLennan Companies, Inc.	18,700	453,849
MetLife, Inc.	5,000	174,300
Morgan Stanley	4,900	78,596
NASDAQ Omx Group, Inc. *	2,300	56,833
Old Republic International Corp.	8,625	102,810
People’s United Financial, Inc.	2,700	48,141
PNC Financial Services Group, Inc.	1,900	93,100
Progressive Corp.	23,300	345,073
SEI Investments Company	11,600	182,236
State Street Corp.	4,400	173,052
T. Rowe Price Group, Inc.	2,700	95,688
The Travelers Companies, Inc.	40,600	1,835,120
Torchmark Corp.	6,100	272,670
Transatlantic Holdings, Inc.	6,600	264,396
U.S. Bancorp	29,100	727,791
Unum Group	8,200	152,520
W.R. Berkley Corp.	4,500	139,500
Wells Fargo & Company	42,500	1,252,900

		16,899,267

Industrial - 4.42%
3M Company	53,200	3,061,128
Amphenol Corp., Class A	3,200	76,736
Arrow Electronics, Inc. *	2,400	45,216
Avnet, Inc. *	4,200	76,482
Burlington Northern Santa Fe Corp.	19,540	1,479,373
C.H. Robinson Worldwide, Inc.	30,000	1,650,900
CSX Corp.	25,500	827,985
Danaher Corp.	18,200	1,030,302
Deere & Company	12,600	482,832
Emerson Electric Company	9,600	351,456

The accompanying notes are an integral part of the financial statements.

197

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

U.S. Multi Sector Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Industrial (continued)
Energizer Holdings, Inc. *	10,400	$563,056
FedEx Corp.	2,300	147,545
FLIR Systems, Inc. *	3,300	101,244
Flowserve Corp.	1,350	69,525
Fluor Corp.	4,800	215,376
FMC Technologies, Inc. *	1,900	45,277
General Dynamics Corp.	76,600	4,411,394
J.B. Hunt Transport Services, Inc.	3,800	99,826
Jacobs Engineering Group, Inc. *	5,500	264,550
Joy Global, Inc.	3,500	80,115
Kansas City Southern *	2,300	43,815
Leggett & Platt, Inc.	5,400	82,026
Lockheed Martin Corp.	1,800	151,344
Norfolk Southern Corp.	19,800	931,590
Owens-Illinois, Inc. *	7,000	191,310
Pactiv Corp. *	1,900	47,272
Parker-Hannifin Corp.	6,200	263,748
Raytheon Company	5,700	290,928
Rockwell Collins, Inc.	1,800	70,362
Ryder Systems, Inc.	1,800	69,804
Textron, Inc.	6,300	87,381
Tyco International, Ltd.	22,575	487,620
Union Pacific Corp.	23,200	1,108,960
United Parcel Service, Inc., Class B	31,300	1,726,508
United Technologies Corp.	31,600	1,693,760
Vulcan Materials Company (a)	800	55,664
Waste Management, Inc.	1,600	53,024

		22,435,434
Technology - 9.49%
Affiliated Computer Services, Inc., Class A *	3,200	147,040
Altera Corp. (a)	9,000	150,390
Apple, Inc. *	7,380	629,883
Automatic Data Processing, Inc.	1,200	47,208
BMC Software, Inc. *	2,800	75,348
Citrix Systems, Inc. *	8,300	195,631
Cognizant Technology Solutions Corp., Class A *	3,000	54,180
Dell, Inc. *	68,700	703,488
Electronic Arts, Inc. *	3,300	52,932
Fiserv, Inc. *	11,900	432,803
Hewlett-Packard Company	14,200	515,318
International Business Machines Corp.	62,180	5,233,069
Intuit, Inc. *	4,700	111,813
L-3 Communications Holdings, Inc.	9,800	723,044
Lexmark International, Inc. *	5,700	153,330
Linear Technology Corp.	2,400	53,088
LSI Logic Corp. *	21,600	71,064
MasterCard, Inc., Class A	4,270	610,311
Microsoft Corp.	1,163,600	22,620,384
National Semiconductor Corp.	4,100	41,287
NetApp, Inc. *	7,600	106,172
Oracle Corp. *	848,100	15,036,813
Salesforce.com, Inc. *	2,100	67,221
Total Systems Services, Inc.	6,800	95,200
Western Digital Corp. *	6,400	73,280
Xilinx, Inc.	8,100	$144,342

		48,144,639
Utilities - 0.16%
Dominion Resources, Inc.	2,200	78,848
Exelon Corp.	3,800	211,318
FirstEnergy Corp.	7,000	340,060
The Southern Company	4,300	159,100

		789,326

TOTAL COMMON STOCKS (Cost $604,642,909)		$488,422,910

SHORT TERM INVESTMENTS - 0.92%
John Hancock Cash Investment Trust, 1.2465% (c)(f)	$4,663,450	$4,663,450

TOTAL SHORT TERM INVESTMENTS (Cost $4,663,450)		$4,663,450

REPURCHASE AGREEMENTS - 3.44%
Repurchase Agreement with State Street Corp. dated 12/31/2008 at 0.00% to be repurchased at $17,435,000 on 01/02/2009, collateralized by $18,125,000 Federal National Mortgage Association, 5.57% due 06/30/2028 (valued at $17,785,156, including interest)	$17,435,000	$17,435,000

TOTAL REPURCHASE AGREEMENTS (Cost $17,435,000)		$17,435,000

Total Investments (U.S. Multi Sector Trust) (Cost $626,741,359) - 100.60%		$510,521,360
Liabilities in Excess of Other Assets - (0.60)%		(3,030,914)

TOTAL NET ASSETS - 100.00%		$507,490,446

Utilities Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 93.09%

Communications - 30.06%
America Movil SAB de CV, Series L, ADR	97,280	$3,014,707
AT&T, Inc.	104,510	2,978,535
BCE, Inc.	94,300	1,919,610
Cellcom Israel, Ltd.	147,430	3,258,203
CenturyTel, Inc.	40,100	1,095,933
China Mobile, Ltd., SADR	5,400	274,590
Comcast Corp., Special Class A	134,300	2,168,945
Embarq Corp.	43,840	1,576,486
Grupo Televisa SA, SADR	43,720	653,177
Hutchison Telecommunications International, Ltd. *	757,000	204,137
Koninklijke (Royal) KPN NV	125,990	1,831,698
Mobile Telesystems, SADR	57,310	1,529,031
MTN Group, Ltd.	91,860	1,083,042

The accompanying notes are an integral part of the financial statements.

198

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Utilities Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Communications (continued)
NII Holdings, Inc. *	77,670	$1,412,041
Rogers Communications, Inc., Class B	153,250	4,542,258
Telefonica SA	183,470	4,141,225
Telus Corp. - Non Voting Shares	32,750	925,861
Tim Participacoes SA *	45,570	569,169
Time Warner Cable, Inc. *	171,200	3,672,240
Vivo Participacoes SA * (a)	57,675	723,245
Vodafone Group PLC	1,561,560	3,197,526
Windstream Corp.	117,988	1,085,490

		41,857,149
Energy - 17.79%
CMS Energy Corp.	399,800	4,041,978
Devon Energy Corp.	7,500	492,825
EDP Renovaveis SA *	63,331	442,957
El Paso Corp.	414,380	3,244,595
EOG Resources, Inc.	11,500	765,670
Equitable Resources, Inc.	175,660	5,893,393
Halliburton Company	15,200	276,336
Noble Corp.	39,410	870,567
Questar Corp.	83,451	2,728,013
Transocean, Ltd. *	10,200	481,950
Transocean, Ltd. *	4,200	198,450
Ultra Petroleum Corp. *	16,100	555,611
Williams Companies, Inc.	220,451	3,192,131
XTO Energy, Inc.	44,930	1,584,681

		24,769,157
Utilities - 45.24%
AES Corp. *	373,350	3,076,404
Allegheny Energy, Inc.	125,430	4,247,060
American Electric Power Company, Inc.	125,040	4,161,331
CEZ AS	48,581	2,077,802
Constellation Energy Group, Inc.	43,171	1,083,160
DPL, Inc.	92,930	2,122,521
Dynegy, Inc., Class A *	501,900	1,003,800
E.ON AG	117,214	4,602,663
Edison International	95,930	3,081,272
Enagas	79,991	1,766,305
Energen Corp.	47,100	1,381,443
FirstEnergy Corp.	49,430	2,401,309
Fortum Corp. Oyj	17,400	378,195
Iberdrola Renovables SA *	137,900	601,196
International Power PLC	456,130	1,589,482
Northeast Utilities	130,270	3,134,296
NRG Energy, Inc. * (a)	259,870	6,062,767
Oesterreichische Elektrizitaets AG, Class A	23,410	1,082,423
Pepco Holdings, Inc.	33,140	588,566
PG&E Corp.	14,960	579,102
PPL Corp.	117,800	3,615,282
Public Service Enterprise Group, Inc.	143,790	4,194,354
Red Electrica De Espana	49,445	2,520,546
RWE AG	6,900	612,837
Scottish & Southern Energy PLC	19,480	343,458
Sempra Energy	86,960	3,707,105
Wisconsin Energy Corp.	8,100	340,038
Xcel Energy, Inc.	142,920	$2,651,166

		63,005,883

TOTAL COMMON STOCKS (Cost $180,424,335)		$129,632,189

PREFERRED STOCKS - 4.59%

Energy - 0.72%
El Paso Corp., 4.99%	1,510	996,600
Utilities - 3.87%
AES Tiete SA (h)	178,736	1,138,177
Eletropaulo Metropolitana de Sao Paulo SA (h)	214,400	2,344,425
NRG Energy, Inc. *	9,670	1,914,080

		5,396,682

TOTAL PREFERRED STOCKS (Cost $8,391,108)		$6,393,282

CONVERTIBLE BONDS - 0.31%

Energy - 0.31%
Peabody Energy Corp. 4.75% due 12/15/2066	716,000	434,006

TOTAL CONVERTIBLE BONDS (Cost $801,272)		$434,006

SHORT TERM INVESTMENTS - 4.33%
John Hancock Cash Investment Trust, 1.2465% (c)(f)	$6,022,040	$6,022,040

TOTAL SHORT TERM INVESTMENTS (Cost $6,022,040)		$6,022,040

Total Investments (Utilities Trust) (Cost $195,638,755) - 102.32%		$142,481,517
Liabilities in Excess of Other Assets - (2.32)%		(3,229,821)

TOTAL NET ASSETS - 100.00%		$139,251,696

Value Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 94.11%

Basic Materials - 6.01%
International Flavors & Fragrances, Inc.	116,244	$3,454,772
Valspar Corp.	367,640	6,650,607

		10,105,379
Consumer, Cyclical - 9.68%
Autoliv, Inc.	223,700	4,800,602
Harley-Davidson, Inc.	186,399	3,163,191
Newell Rubbermaid, Inc.	410,440	4,014,103
O'Reilly Automotive, Inc. *	139,800	4,297,452

		16,275,348
Consumer, Non-cyclical - 16.80%
Avery Dennison Corp.	158,200	5,177,886
Beckman Coulter, Inc.	110,130	4,839,112
Brookdale Senior Living, Inc. (a)	224,800	1,254,384
ConAgra Foods, Inc.	363,720	6,001,380

The accompanying notes are an integral part of the financial statements.

199

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Consumer, Non-cyclical (continued)
Estee Lauder Companies, Inc., Class A	145,790	$4,513,659
Health Management Associates, Inc., Class A *	163,100	291,949
Healthsouth Corp. * (a)	562,844	6,168,770

		28,247,140
Energy - 5.45%
El Paso Corp.	846,770	6,630,209
Hess Corp.	47,180	2,530,735

		9,160,944
Financial - 25.70%
ACE, Ltd.	152,043	8,046,115
Aspen Insurance Holdings, Ltd.	230,456	5,588,558
CapitalSource, Inc.	524,700	2,424,114
CIT Group, Inc. (a)	695,700	3,158,478
Invesco, Ltd.	311,046	4,491,504
KeyCorp	379,100	3,229,932
Marsh & McLennan Companies, Inc.	217,111	5,269,284
Northern Trust Corp.	127,539	6,649,883
Willis Group Holdings, Ltd.	174,500	4,341,560

		43,199,428
Industrial - 10.95%
Flextronics International, Ltd. *	810,831	2,075,728
Goodrich Corp.	119,290	4,416,116
Pentair, Inc.	281,460	6,662,158
Zebra Technologies Corp., Class A *	258,900	5,245,314

		18,399,316
Technology - 11.64%
Diebold, Inc.	246,070	6,912,106
Perot Systems Corp., Class A *	522,980	7,149,137
Pitney Bowes, Inc.	216,370	5,513,108

		19,574,351
Utilities - 7.88%
American Electric Power Company, Inc.	136,290	4,535,731
NRG Energy, Inc. * (a)	131,800	3,074,894
Wisconsin Energy Corp.	134,370	5,640,853

		13,251,478

TOTAL COMMON STOCKS (Cost $230,935,126)		$158,213,384

SHORT TERM INVESTMENTS - 7.34%
John Hancock Cash Investment Trust, 1.2465% (c)(f)	$12,334,050	$12,334,050

TOTAL SHORT TERM INVESTMENTS (Cost $12,334,050)		$12,334,050

Total Investments (Value Trust) (Cost $243,269,176) - 101.45%		$170,547,434
Liabilities in Excess of Other Assets - (1.45)%		(2,431,586)

TOTAL NET ASSETS - 100.00%		$168,115,848

Value & Restructuring Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 96.62%

Basic Materials - 8.76%
Celanese Corp., Series A	258,834	$3,217,307
Companhia Vale Do Rio Doce, ADR * (a)	198,192	2,400,105
Freeport-McMoRan Copper & Gold, Inc., Class B (a)	90,388	2,209,083
Grupo Mexico SA	2,557,749	1,643,786
Lanxess AG	119,948	2,338,984
PPG Industries, Inc.	116,091	4,925,741
Schnitzer Steel Industries, Inc.	101,922	3,837,363
Southern Copper Corp. (a)	269,424	4,326,949

		24,899,318
Communications - 10.77%
America Movil SAB de CV, Series L, ADR	303,586	9,408,130
CBS Corp., Class B	146,170	1,197,132
CommScope, Inc. *	136,929	2,127,877
DataPath, Inc. * (g)	78,000	780
Harris Corp.	293,242	11,157,858
Nokia Oyj, SADR	279,114	4,354,179
Windstream Corp.	259,511	2,387,501

		30,633,457
Consumer, Cyclical - 4.02%
Centex Corp.	96,952	1,031,569
Copa Holdings SA, Class A	126,293	3,829,204
Gol-Linhas Aereas Inteligentes SA (a)	74,337	314,446
Newell Rubbermaid, Inc.	228,147	2,231,278
The TJX Companies, Inc.	196,348	4,038,878

		11,445,375
Consumer, Non-cyclical - 13.91%
AerCap Holdings NV *	247,107	743,792
AmerisourceBergen Corp.	135,429	4,829,398
Avon Products, Inc.	190,352	4,574,159
Baxter International, Inc.	112,981	6,054,652
Bristol-Myers Squibb Company	232,154	5,397,580
Dean Foods Company *	201,309	3,617,523
Lorillard, Inc.	224,143	12,630,459
RSC Holdings, Inc. * (a)	179,476	1,529,136
United Rentals, Inc. *	19,586	178,624

		39,555,323
Energy - 21.60%
Alpha Natural Resources, Inc. *	183,899	2,977,325
Anadarko Petroleum Corp.	128,094	4,938,024
ConocoPhillips	149,198	7,728,456
CONSOL Energy, Inc.	207,974	5,943,897
Devon Energy Corp.	122,786	8,068,268
El Paso Corp.	277,675	2,174,195
Entergy Corp.	51,518	4,282,691
Foundation Coal Holdings, Inc.	86,411	1,211,482
Hercules Offshore, Inc. *	106,215	504,521
Murphy Oil Corp.	68,110	3,020,679
Noble Energy, Inc.	106,021	5,218,354
PetroHawk Energy Corp. *	211,688	3,308,683
Petroleo Brasileiro SA, ADR	368,187	9,016,900
Petroplus Holdings AG *	67,172	1,357,932
Rosetta Resources, Inc. *	94,221	667,085

The accompanying notes are an integral part of the financial statements.

200

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Value & Restructuring Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Energy (continued)
W&T Offshore, Inc.	69,721	$998,405

		61,416,897
Financial - 16.66%
ACE, Ltd.	199,343	10,549,232
Apollo Investment Corp. (a)	125,678	1,170,062
Castlepoint Holdings, Ltd. * (g)	68,288	925,985
Castlepoint Holdings, Ltd.	19,700	267,132
CIT Group, Inc.	307,754	1,397,203
DiamondRock Hospitality Company, REIT	205,741	1,043,107
Genworth Financial, Inc., Class A	98,375	278,401
Goldman Sachs Group, Inc.	47,940	4,045,657
Host Hotels & Resorts, Inc., REIT	153,263	1,160,201
Invesco, Ltd.	307,357	4,438,235
JHSF Participacoes SA	17,763	12,568
JPMorgan Chase & Company	174,182	5,491,958
Loews Corp.	109,338	3,088,799
MetLife, Inc.	154,792	5,396,049
Morgan Stanley	181,632	2,913,377
PNC Financial Services Group, Inc.	105,029	5,146,421
Vintage Wine Trust, Inc. (g)	82,385	41,193

		47,365,580
Industrial - 17.73%
Aecom Technology Corp. *	121,221	3,725,121
AGCO Corp. *	171,951	4,056,324
Black & Decker Corp.	168,623	7,050,128
Eaton Corp.	99,327	4,937,545
Empresa Brasileira de Aeronautica SA, ADR	129,878	2,105,322
General Maritime Corp. *	6,895	74,466
Omega Navigation Enterprises, Inc. (a)	29,161	185,756
Rockwell Automation, Inc.	95,238	3,070,473
Ryder Systems, Inc. (a)	109,934	4,263,241
Sterlite Industries India, Ltd.	162,724	898,236
Tyco International, Ltd.	184,817	3,992,047
Union Pacific Corp.	201,827	9,647,331
United Technologies Corp.	119,534	6,407,022

		50,413,012
Technology - 2.73%
International Business Machines Corp.	92,145	7,754,923
Utilities - 0.44%
Enel SpA	193,923	1,249,174

TOTAL COMMON STOCKS (Cost $413,819,480)		$274,733,059

PREFERRED STOCKS - 0.22%

Basic Materials - 0.22%
Celanese Corp., 4.25%	37,474	629,188

TOTAL PREFERRED STOCKS (Cost $1,541,928)		$629,188

SHORT TERM INVESTMENTS - 4.62%
John Hancock Cash Investment Trust, 1.2465% (c)(f)	$13,126,000	$13,126,000

TOTAL SHORT TERM INVESTMENTS (Cost $13,126,000)		$13,126,000

	Shares or Principal Amount	Value

REPURCHASE AGREEMENTS - 2.98%
Repurchase Agreement with State Street Corp. dated 12/31/2008 at 0.00% to be repurchased at $8,477,000 on 01/02/2009, collateralized by $8,565,000 Federal National Mortgage Association, 4.125% due 06/16/2011 (valued at $8,650,650, including interest)	$8,477,000	$8,477,000

TOTAL REPURCHASE AGREEMENTS (Cost $8,477,000)		$8,477,000

Total Investments (Value & Restructuring Trust) (Cost $436,964,408) - 104.44%		$296,965,247
Liabilities in Excess of Other Assets - (4.44)%		(12,631,516)

TOTAL NET ASSETS - 100.00%		$284,333,731

Vista Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 94.40%
Basic Materials - 3.84%
Intrepid Potash, Inc. *	5,800	$120,466
Monsanto Company	11,900	837,165
Nucor Corp.	500	23,100
Syngenta AG	3,597	698,773
The Mosaic Company	3,000	103,800

		1,783,304
Communications - 9.21%
American Tower Corp., Class A *	16,800	492,576
DIRECTV Group, Inc. *	15,600	357,396
Equinix, Inc. *	7,400	393,606
McAfee, Inc. *	14,100	487,437
Netease.com, Inc., ADR *	26,700	590,070
SBA Communications Corp. *	61,458	1,002,995
Sohu.com, Inc. *	12,900	610,686
Symantec Corp. *	25,400	343,408

		4,278,174
Consumer, Cyclical - 17.57%
Alaska Air Group, Inc. *	16,500	482,625
AMR Corp. * (a)	35,500	378,785
BJ's Wholesale Club, Inc. * (a)	19,800	678,348
Carter's, Inc. *	11,800	227,268
Children's Place Retail Stores, Inc. *	13,700	297,016
Continental Airlines, Inc., Class B *	18,600	335,916
Delta Air Lines, Inc. *	56,275	644,911
Dollar Tree, Inc. *	41,600	1,738,880
Family Dollar Stores, Inc.	22,600	589,182
JetBlue Airways Corp. *	57,100	405,410
KB Home	7,300	99,426
M.D.C. Holdings, Inc.	3,400	103,020
NVR, Inc. *	500	228,125
Panera Bread Company, Class A * (a)	14,100	736,584
PetSmart, Inc.	7,800	143,910
Pulte Homes, Inc.	9,500	103,835

The accompanying notes are an integral part of the financial statements.

201

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Vista Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Consumer, Cyclical (continued)
Ross Stores, Inc.	17,011	$505,737
The TJX Companies, Inc.	10,800	222,156
Toll Brothers, Inc. *	11,100	237,873

		8,159,007
Consumer, Non-cyclical - 28.36%
Alexion Pharmaceuticals, Inc. *	13,300	481,327
Apollo Group, Inc., Class A *	7,200	551,664
Celgene Corp. *	6,300	348,264
Cephalon, Inc. * (a)	6,700	516,168
Chattem, Inc. *	3,500	250,355
Corinthian Colleges, Inc. *	32,400	530,388
Covidien, Ltd.	18,100	655,944
CSL, Ltd.	5,300	124,984
Dean Foods Company *	11,500	206,655
DeVry, Inc.	8,300	476,503
Edwards Lifesciences Corp. *	7,100	390,145
Express Scripts, Inc. *	18,300	1,006,134
FTI Consulting, Inc. *	5,276	235,732
H & R Block, Inc.	15,700	356,704
H.J. Heinz Company	11,600	436,160
ITT Educational Services, Inc. *	13,100	1,244,238
Kellogg Company	2,700	118,395
Medco Health Solutions, Inc. *	27,800	1,165,098
Omnicare, Inc.	29,480	818,365
Perrigo Company	20,900	675,279
Quanta Services, Inc. *	46,133	913,433
Ralcorp Holdings, Inc. *	5,800	338,720
St. Jude Medical, Inc. *	8,700	286,752
The Kroger Company	23,500	620,635
The Scotts Company, Class A	7,200	213,984
Varian Medical Systems, Inc. *	5,900	206,736

		13,168,762
Energy - 7.03%
Carbo Ceramics, Inc. (a)	7,700	273,581
Continental Resources, Inc. * (a)	10,500	217,455
EOG Resources, Inc.	4,100	272,978
PetroHawk Energy Corp. *	54,007	844,129
Plains Exploration & Production Company *	15,073	350,297
Range Resources Corp.	8,500	292,315
Smith International, Inc.	5,100	116,739
Southwestern Energy Company *	13,700	396,889
Ultra Petroleum Corp. *	5,000	172,550
Weatherford International, Ltd. *	10,900	117,938
Whiting Petroleum Corp. *	6,200	207,452

		3,262,323
Financial - 10.59%
ACE, Ltd.	5,200	275,184
Annaly Capital Management, Inc., REIT	14,000	222,180
Aon Corp.	14,600	666,928
Axis Capital Holdings, Ltd.	9,200	267,904
BlackRock, Inc.	1,900	254,885
Charles Schwab Corp.	22,100	357,357
Hancock Holding Company	5,400	245,484
Hudson City Bancorp, Inc.	22,100	352,716
Knight Capital Group, Inc. *	16,600	268,090
Lazard, Ltd., Class A	14,600	434,204
PartnerRe, Ltd.	6,000	427,620
Stifel Financial Corp. *	8,625	395,456
TCF Financial Corp. (a)	17,445	238,299
The Travelers Companies, Inc.	5,400	244,080
UMB Financial Corp.	5,400	265,356

		4,915,743
Industrial - 12.06%
Aecom Technology Corp. *	19,200	590,016
Briggs & Stratton Corp. (a)	17,900	314,861
Crown Holdings, Inc. *	40,400	775,680
CSX Corp.	6,300	204,561
Diana Shipping, Inc.	7,700	98,252
Eagle Bulk Shipping, Inc. (a)	13,200	90,024
Energy Conversion Devices, Inc. * (a)	5,100	128,571
FedEx Corp.	5,500	352,825
Genco Shipping & Trading, Ltd.	6,800	100,640
Granite Construction, Inc.	2,500	109,825
Jacobs Engineering Group, Inc. *	2,200	105,820
Leggett & Platt, Inc.	8,100	123,039
Norfolk Southern Corp.	4,700	221,135
Pactiv Corp. *	13,500	335,880
Thermo Fisher Scientific, Inc. *	22,500	766,575
Union Pacific Corp.	4,700	224,660
URS Corp. *	8,200	334,314
Waste Connections, Inc. *	22,942	724,279

		5,600,957
Technology - 4.97%
Activision Blizzard, Inc. *	35,900	310,176
Altera Corp. (a)	15,300	255,663
Broadcom Corp., Class A *	24,300	412,371
Cerner Corp. * (a)	9,300	357,585
Diebold, Inc.	7,848	220,450
First Solar, Inc. *	900	124,164
Microsemi Corp. *	32,744	413,884
Quest Software, Inc. *	17,000	214,030

		2,308,323
Utilities - 0.77%
Aqua America, Inc.	17,300	356,207

TOTAL COMMON STOCKS (Cost $50,799,670)		$43,832,800

INVESTMENT COMPANIES - 2.93%
Investment Companies - 2.93%
Midcap SPDR Trust, Series 1	14,000	1,360,254

TOTAL INVESTMENT COMPANIES (Cost $1,363,932)		$1,360,254

SHORT TERM INVESTMENTS - 6.23%
John Hancock Cash
Investment Trust, 1.2465% (c)(f)	$2,892,298	$2,892,298

TOTAL SHORT TERM INVESTMENTS (Cost $2,892,298)		$2,892,298

The accompanying notes are an integral part of the financial statements.

202

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Vista Trust (continued)

	Shares or Principal Amount	Value

REPURCHASE AGREEMENTS - 2.82%
Repurchase Agreement with State Street Corp. dated 12/31/2008 at 0.00% to be repurchased at $1,307,000 on 01/02/2009, collateralized by $1,360,000 Federal National Mortgage Association, 5.57% due 06/30/2028 (valued at $1,334,500, including interest)	1,307,000	$1,307,000

TOTAL REPURCHASE AGREEMENTS (Cost $1,307,000)		$1,307,000

Total Investments (Vista Trust) (Cost $56,362,900) - 106.38%		$49,392,352
Liabilities in Excess of Other Assets - (6.38)%		(2,960,616)

TOTAL NET ASSETS - 100.00%		$46,431,736

Footnotes

Percentages are stated as a percent of net assets.

Key to Currency Abbreviations

ARS	- Argentine Peso
AUD	- Australian Dollar
BRL	- Brazilian Real
CAD	- Canadian Dollar
CHF	- Swiss Franc
COP	- Colombian Peso
CZK	- Czech Koruna
DKK	- Danish Krone
EGP	- Egyptian Pound
EUR	- European Currency
GBP	- British Pound
GRD	- Greek Drachma
HKD	- Hong Kong Dollar
HUF	- Hungarian Forint
IDR	- Indonesian Rupiah
ILS	- Israeli Shekel
INR	- Indian Rupee
JPY	- Japanese Yen
KRW	- South Korean Won
MXN	- Mexican Peso
MYR	- Malaysian Ringgit
NGN	- Nigerian Naira
NZD	- New Zealand Dollar
NOK	- Norwegian Krone
PHP	- Philippines Peso
PLN	- Polish Zloty
RUB	- Russian Ruble
SEK	- Swedish Krona
SGD	- Singapore Dollar
THB	- Thai Baht
TRY	- Turkish Lira
TWD	- Taiwan Dollar
USD	- US Dollar
UYU	- Uruguayan Peso
ZAR	- South African Rand

Key to Security Abbreviations and Legend

ADR	- American Depositary Receipts
ADS	- American Depositary Shares
BKNT	- Bank Note
CDO	- Collateralized Debt Obligation
ESOP	- Employee Stock Ownership Program
EMTN	- European Medium Term Note
ETF	- Exchange Traded Fund
EWCO	- European Written Call Option
GDR	- Global Depositary Receipts
GMTN	- Global Medium Term Note
GTD	- Guaranteed
IO	- Interest Only (Carries notional principal amount)
MTN	- Medium Term Note
NIM	- Net Interest Margin
NVDR	- Non Voting Depositary Receipts
OTC	- Over The Counter
PIK	- Paid In Kind
PO	- Principal Only
REIT	- Real Estate Investment Trust
REMIC	- Real Estate Mortgage Investment Conduit
SBI	- Shares Beneficial Interest
SADR	- Sponsored American Depositary Receipts
SPDR	- Standard & Poor's Depositary Receipts
TBA	- To Be Announced
TIPS	- Treasury Inflation Protected Security
^	Non-Income Producing, issuer is in bankruptcy and is in default of interest payments
*	Non-Income Producing
(a)	All or a portion of this security was out on loan
(b)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(c)	The investment is an affiliate of the fund, the adviser and/or the subadviser.
(d)	Principal amount of security is adjusted for inflation.
(e)	Security Fair Valued on December 31, 2008.
(f)

John Hancock Cash Investment Trust is managed by MFC Global Investment Management (U.S.), LLC, and represents investment of securities lending collateral. The rate shown is the seven-day effective yield at period end.

(g)

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(h)	Variable Rate Preferred
(i)	Delisted
(j)	The Underlying Fund's subadviser is shown parenthetically.
**	Purchased on a forward commitment
***

At period end, all or a portion of this security has been segregated to meet the margin requirements on open financial futures contracts and/or collateral on open swap contracts or securities with forward commitments.

The accompanying notes are an integral part of the financial statements.

203

Item 6.(b)

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 (showing percentage of total net assets)

Active Bond Trust
	Shares or
	Principal
	Amount	Value

U.S. TREASURY OBLIGATIONS - 2.81%

U.S. Treasury Bonds - 0.93%
3.75% due 11/15/2018	$13,925,000	$15,763,518
4.375% due 02/15/2038	2,700,000	3,616,312

		19,379,830
U.S. Treasury Notes - 1.88%
2.00% due 02/28/2010	3,596,000	3,660,757
2.00% due 11/30/2013 (a)	34,400,000	35,292,267

		38,953,024

TOTAL U.S. TREASURY OBLIGATIONS (Cost $55,943,841)		$58,332,854

U.S. GOVERNMENT AGENCY OBLIGATIONS - 38.47%

Federal Home Loan Bank - 0.62%
5.895% due 09/01/2036 (b)	12,654,210	12,927,655

Federal Home Loan Mortgage Corp. - 4.84%
4.50% due 09/01/2023	5,622,592	5,760,961
5.00% due 07/01/2035	2,906,339	2,967,417
5.50% due 03/01/2036 to 07/01/2038	22,400,699	22,957,443
5.50% due 08/23/2017 (a)	25,000,000	29,482,925
5.754% due 04/01/2037	3,273,901	3,346,890
5.833% due 03/01/2037 (b)	7,092,059	7,261,340
5.875% due 03/21/2011 (a)	4,049,000	4,275,205
6.00% due 05/01/2037 to 08/01/2038	23,910,466	24,669,086

		100,721,267
Federal National Mortgage Association - 32.40%
zero coupon PO due 02/01/2015	1,920,000	1,566,883
3.50% due 06/18/2010	1,060,000	1,072,759
4.375% due 03/15/2013	1,030,000	1,106,244
4.50% TBA **	32,660,000	33,405,056
4.865% due 08/01/2034	2,984,077	2,994,504
4.875% due 12/15/2016	2,000,000	2,234,788
5.00% due 05/01/2018 to 05/01/2038	132,833,943	136,007,441
5.00% TBA **	70,900,000	72,670,875
5.07% due 07/01/2033 (b)	130,140	132,662
5.363% due 12/01/2038 (b)(g)	4,880,000	4,962,033
5.40% due 12/01/2038 (b)(g)	3,685,269	3,749,209
5.50% due 02/01/2018 to 07/01/2038	182,459,218	187,474,066
5.50% due 03/15/2011 (a)	4,314,000	4,716,777
5.50% TBA **	36,825,000	37,852,766
6.00% due 05/01/2035 to 01/01/2038	107,666,364	111,188,458
6.00% TBA **	54,930,000	56,590,775
6.50% due 02/01/2036 to 06/01/2036	9,542,160	9,929,437
6.625% due 09/15/2009 (a)	2,314,000	2,408,605
7.00% due 09/01/2010 to 10/25/2041	3,191,280	3,289,325
7.50% due 09/01/2029 to 08/01/2031	248,397	261,300

		673,613,963
Government National Mortgage Association - 0.61%
5.00% due 04/15/2035	4,907,564	5,049,998
5.50% due 03/15/2035	4,799,866	4,966,736
6.00% due 03/15/2033 to 06/15/2033	1,953,942	2,025,780
6.50% due 09/15/2028 to 08/15/2031	399,942	420,679
7.00% due 04/15/2029	117,294	123,402

Active Bond Trust (continued)
	Shares or Principal Amount		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)

Government National Mortgage Association (continued)
8.00% due 10/15/2026 to 05/15/2029		$137,395	$149,124

			12,735,719

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $771,480,949)			$799,998,604

FOREIGN GOVERNMENT OBLIGATIONS - 0.58%

Argentina - 0.06%
Republic of Argentina
0.63% due 12/31/2038 (b)	ARS	8,797,621	364,312
2.455% due 12/15/2035 (b)		19,532,033	229,073
5.83% due 12/31/2033 (b)		3,617,497	586,635

			1,180,020
Canada - 0.01%
Government of Canada 5.50% due 06/01/2010	CAD	270,000	232,508

Colombia - 0.06%
Republic of Colombia
10.00% due 01/23/2012		$1,005,000	1,123,088
11.75% due 03/01/2010	COP	402,000,000	184,402

			1,307,490
Denmark - 0.01%
Kingdom of Denmark 6.00% due 11/15/2009	DKK	1,200,000	229,705

Germany - 0.16%
Federal Republic of Germany
5.25% due 01/04/2011	EUR	1,275,000	1,891,766
6.25% due 01/04/2030		725,000	1,348,992

			3,240,758
Japan - 0.11%
Government of Japan
1.50% due 09/20/2014	JPY	68,650,000	789,474
1.80% due 03/22/2010		132,350,000	1,484,038

			2,273,512
Mexico - 0.08%
Government of Mexico
8.00% due 12/07/2023	MXN	11,861,100	838,161
8.00% due 12/19/2013		8,332,200	605,820
9.875% due 02/01/2010		$290,000	312,475

			1,756,456
Panama - 0.02%
Republic of Panama
8.875% due 09/30/2027		344,000	374,960
9.375% due 04/01/2029		130,000	143,000

			517,960
Peru - 0.01%

Republic of Peru 9.875% due 02/06/2015		148,000	170,200
Philippines - 0.01%
Republic of Philippines 9.125% due 02/22/2010	EUR	148,000	207,270

The accompanying notes are an integral part of the financial statements.

1

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued (showing percentage of total net assets)

Active Bond Trust (continued)
	Shares or Principal Amount		Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)

Sweden - 0.02%
Kingdom of Sweden
5.00% due 01/28/2009	SEK	1,570,000	$198,864
5.25% due 03/15/2011		1,720,000	234,968

			433,832

Ukraine - 0.01%
Republic of Ukraine 7.65% due 06/11/2013		$500,000	215,000

United Kingdom - 0.02%
Government of United Kingdom
6.00% due 12/07/2028	GBP	85,000	156,886
8.00% due 12/07/2015		125,000	232,980

			389,866

TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $13,106,915)			$12,154,577

CORPORATE BONDS - 39.62%

Basic Materials - 1.20%
Alcan, Inc. 5.00% due 06/01/2015		$339,000	251,020
Alcoa, Inc. 5.72% due 02/23/2019		560,000	420,539
American Pacific Corp. 9.00% due 02/01/2015		2,060,000	1,709,800
Arcelormittal 6.125% due 06/01/2018		530,000	362,922
CII Carbon LLC 11.125% due 11/15/2015 (f)		1,845,000	1,180,800
Corporacion Nacional del Cobre 5.50% due 10/15/2013 (f)		481,000	469,596
E.I. Du Pont de Nemours & Company
5.875% due 01/15/2014		2,950,000	3,037,234
6.00% due 07/15/2018		3,000,000	3,150,855
Ecolab, Inc. 4.875% due 02/15/2015		1,685,000	1,451,071
International Paper Company
5.85% due 10/30/2012		524,000	452,206
7.95% due 06/15/2018		3,725,000	2,944,091
Momentive Performance Materials, Inc. 9.75% due 12/01/2014		2,135,000	907,375
Mosaic Company 7.625% due 12/01/2016 (f)		1,710,000	1,368,000
Nova Chemicals, Ltd. 7.875% due 09/15/2025		1,470,000	374,850
Plum Creek Timberlands LP 5.875% due 11/15/2015		1,695,000	1,384,406
Rio Tinto Finance USA, Ltd. 6.50% due 07/15/2018		1,760,000	1,290,381
Sterling Chemicals, Inc. 10.25% due 04/01/2015		1,455,000	1,294,950
United States Steel Corp. 7.00% due 02/01/2018		2,000,000	1,363,080
Vedanta Resources PLC 8.75% due 01/15/2014 (f)		1,370,000	822,000
Verso Paper, Inc., Series B 9.125% due 08/01/2014		1,725,000	681,375

			24,916,551

Active Bond Trust (continued)
	Shares or Principal Amount		Value

CORPORATE BONDS (continued)

Communications - 5.71%
America Movil SAB de CV 5.75% due 01/15/2015		$1,540,000	$1,414,952
American Tower Corp. 7.50% due 05/01/2012		638,000	628,430
AT&T Broadband Corp. 8.375% due 03/15/2013		1,355,000	1,401,780
AT&T Wireless Services, Inc.
7.875% due 03/01/2011		573,000	593,194
8.75% due 03/01/2031		471,000	588,791
AT&T, Inc.
5.60% due 05/15/2018		2,610,000	2,657,356
6.30% due 01/15/2038		2,080,000	2,198,789
6.40% due 05/15/2038		1,750,000	1,874,567
6.70% due 11/15/2013		4,000,000	4,237,288
BellSouth Corp.
4.20% due 09/15/2009		613,000	615,405
6.00% due 11/15/2034		2,000,000	1,964,522
6.55% due 06/15/2034		1,580,000	1,602,118
British Telecommunications PLC 5.95% due 01/15/2018		1,715,000	1,491,993
Charter Communications Holdings II LLC 10.25% due 10/01/2013 (f)		1,567,000	532,780
Cincinnati Bell, Inc. 8.375% due 01/15/2014		1,845,000	1,420,650
Cisco Systems, Inc. 5.50% due 02/22/2016		2,490,000	2,637,348
Citizens Communications Company
6.25% due 01/15/2013		1,515,000	1,287,750
9.00% due 08/15/2031		3,000,000	1,890,000
Comcast Corp.
4.95% due 06/15/2016		1,460,000	1,316,086
6.95% due 08/15/2037		1,000,000	1,053,052
Comcast Corp., Class A 5.30% due 01/15/2014		1,275,000	1,192,291
COX Communications, Inc.
4.625% due 01/15/2010		1,103,000	1,067,280
5.45% due 12/15/2014		922,000	806,344
6.75% due 03/15/2011		491,000	477,948
7.75% due 11/01/2010		368,000	361,198
Deutsche Telekom International Finance BV
7.125% due 07/11/2011 (b)	EUR	99,000	142,732
8.50% due 06/15/2010		$1,098,000	1,131,021
8.75 due 06/15/2030		1,358,000	1,674,607
Digicel Group, Ltd. 8.875% due 01/15/2015 (f)		2,010,000	1,306,500
Embarq Corp. 7.995% due 06/01/2036		3,180,000	2,146,500
France Telecom SA
7.75% due 03/01/2011		996,000	1,048,095
8.50% due 03/01/2031		1,009,000	1,266,791
Idearc, Inc. 8.00% due 11/15/2016		2,285,000	171,375
New York Times Company 4.50% due 03/15/2010		2,505,000	2,027,825
News America Holdings, Inc.
6.75% due 01/09/2038		108,000	106,836
7.75% due 12/01/2045		491,000	479,140
8.25% due 08/10/2018		2,035,000	2,085,519

The accompanying notes are an integral part of the financial statements.

2

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued (showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Communications (continued)
News America, Inc. 6.65% due 11/15/2037	$3,450,000	$3,414,675
Nextel Communications, Inc. 6.875% due 10/31/2013	2,260,000	960,500
Qwest Corp. 7.875% due 09/01/2011	1,605,000	1,476,600
R.H. Donnelley Corp. 8.875% due 10/15/2017	2,475,000	371,250
Rogers Cable, Inc. 6.75% due 03/15/2015	1,545,000	1,504,543
Rogers Wireless, Inc. 9.625% due 05/01/2011	422,000	440,348
SBC Communications, Inc.
4.125% due 09/15/2009	368,000	369,508
5.10% due 09/15/2014	799,000	785,407
5.625% due 06/15/2016	613,000	615,747
6.45% due 06/15/2034	2,217,000	2,320,345
Singapore Telecommunications, Ltd. 6.375% due 12/01/2011 (f)	466,000	489,322
Sprint Capital Corp.
6.375% due 05/01/2009	613,000	609,169
6.875% due 11/15/2028	2,800,000	1,666,000
8.375% due 03/15/2012	398,000	318,400
8.75% due 03/15/2032	2,895,000	1,954,125
TCI Communications, Inc. 9.80% due 02/01/2012	1,585,000	1,670,915
Telecom Italia Capital SA
4.00% due 01/15/2010	3,195,000	2,939,400
7.20% due 07/18/2036	2,885,000	2,221,450
7.721% due 06/04/2038	2,630,000	2,159,888
Time Warner Cable, Inc.
6.75% due 07/01/2018	4,860,000	4,679,232
8.75% due 02/14/2019 (b)	1,200,000	1,304,802
Time Warner Companies, Inc. 7.57% due 02/01/2024	1,716,000	1,653,780
Time Warner Entertainment Company LP
8.375% due 07/15/2033	1,520,000	1,533,876
8.375% due 03/15/2023	1,675,000	1,686,831
Time Warner, Inc.
6.75% due 04/15/2011	3,115,000	3,041,405
7.625% due 04/15/2031	451,000	443,247
Verizon Communications, Inc.
6.10% due 04/15/2018	4,440,000	4,423,976
6.90% due 04/15/2038	3,185,000	3,583,934
Verizon of New York, Inc., Series A 6.875% due 04/01/2012	765,000	761,138
Verizon Wireless Capital LLC
7.375% due 11/15/2013 (f)	1,460,000	1,540,417
8.50% due 11/15/2018 (f)	2,925,000	3,427,155
Viacom, Inc.
6.25% due 04/30/2016	1,570,000	1,301,362
6.625% due 05/15/2011	3,115,000	2,760,457
6.75% due 10/05/2037	2,370,000	1,826,758
6.875% due 04/30/2036	3,305,000	2,611,865
Vivendi 5.75% due 04/04/2013 (f)	6,073,000	5,330,503
West Corp. 11.00% due 10/15/2016	2,615,000	1,215,975

Active Bond Trust (continued)
	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Communications (continued)
XM Satellite Radio Holdings, Inc. 13.00% due 08/01/2013 (f)	$1,760,000	$404,800

		118,717,958

Consumer, Cyclical - 2.35%
Allison Transmission, Inc. 11.00% due 11/01/2015 (f)	1,790,000	877,100
AMC Entertainment, Inc. 8.00% due 03/01/2014	2,145,000	1,319,175
Centex Corp.
5.125% due 10/01/2013	5,000,000	3,300,000
5.80% due 09/15/2009	3,360,000	3,192,000
Cinemark, Inc. zero coupon, step up to 9.75% on 03/15/2009 due 03/15/2014	820,000	663,175
Continental Airlines, Inc., Series 00-2 8.307% due 10/02/2019	792,723	491,488
Continental Airlines, Inc., Series 01-1 7.033% due 06/15/2011	189,474	109,895
Continental Airlines, Inc., Series 991A 6.545% due 02/02/2019	547,591	438,072
CVS Caremark Corp.
5.75% due 06/01/2017	2,030,000	1,911,182
6.302% due 06/01/2037 (b)	3,465,000	1,767,150
DaimlerChrysler N.A. Holding Corp. 5.875% due 03/15/2011	1,885,000	1,643,722
Darden Restaurants, Inc. 6.80% due 10/15/2037	3,165,000	2,043,182
Delphi Corp. 6.197% due 11/15/2033 ^	118,000	12
Delta Air Lines, Inc. 6.821% due 08/10/2022	2,608,471	1,552,040
Delta Air Lines, Inc., Series 02-1 6.417% due 07/02/2012	2,640,000	1,795,200
Fontainebleau Las Vegas Holdings 10.25% due 06/15/2015 (f)	1,750,000	170,625
Greektown Holdings LLC 10.75% due 12/01/2013 ^ (f)	1,085,000	254,975
Home Depot, Inc. 5.875% due 12/16/2036	1,375,000	1,078,140
HRP Myrtle Beach Operations LLC zero coupon due 04/01/2012 ^ (f)	705,000	35,250
Indianapolis Downs Capital LLC 11.00% due 11/01/2012 (f)	1,075,000	585,875
Jacobs Entertainment, Inc. 9.75% due 06/15/2014	1,705,000	818,400
Little Traverse Bay Bands of Odawa Indians 10.25% due 02/15/2014 (f)	2,085,000	1,313,550
Macy’s Retail Holdings, Inc. 7.875% due 07/15/2015	1,565,000	1,127,213
Marriott International, Inc. 4.625% due 06/15/2012	1,324,000	1,001,402
Mashantucket Western Pequot Tribe 8.50% due 11/15/2015 (f)	365,000	143,263
MGM Mirage, Inc. 6.00% due 10/01/2009	816,000	779,280
Minerva Overseas, Ltd. 9.50% due 02/01/2017 (f)	2,070,000	1,138,500

The accompanying notes are an integral part of the financial statements.

3

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued (showing percentage of total net assets)

Active Bond Trust (continued)
	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Consumer, Cyclical (continued)
Mohegan Tribal Gaming Authority
6.375% due 07/15/2009	$437,000	$410,780
8.00% due 04/01/2012	842,000	513,620
MTR Gaming Group, Inc., Series B
9.00% due 06/01/2012	1,030,000	576,800
9.75% due 04/01/2010	1,420,000	1,065,000
Northwest Airlines, Inc., Series 07-1 7.027% due 11/01/2019	1,550,000	825,375
Owens & Minor, Inc. 6.35% due 04/15/2016	3,000,000	2,528,028
Pulte Homes, Inc. 6.25% due 02/15/2013	515,000	391,400
Seminole Indian Tribe of Florida 6.535% due 10/01/2020 (f)	2,240,000	1,775,491
Starwood Hotels & Resorts Worldwide, Inc. 6.25% due 02/15/2013	1,690,000	1,166,100
Target Corp. 6.50% due 10/15/2037	1,800,000	1,545,608
Tenneco Automotive, Inc. 8.625% due 11/15/2014	2,190,000	832,200
Turning Stone Resort Casino 9.125% due 09/15/2014 (f)	1,875,000	1,425,000
US Corrugated, Inc. 10.00% due 06/12/2013	570,000	296,400
Waterford Gaming LLC 8.625% due 09/15/2014 (f)	1,111,000	777,700
Yum! Brands, Inc.
6.25% due 03/15/2018	1,715,000	1,479,848
6.875% due 11/15/2037	4,630,000	3,669,085

		48,828,301

Consumer, Non-cyclical - 5.09%
Abbott Laboratories 5.875% due 05/15/2016	2,330,000	2,523,546
Allegiance Corp. 7.00% due 10/15/2026	255,000	232,107
Alliance One International, Inc. 8.50% due 05/15/2012	845,000	621,075
Altria Group, Inc.
8.50% due 11/10/2013	3,330,000	3,449,028
9.95% due 11/10/2038	2,860,000	3,113,999
Anheuser-Busch Companies, Inc.
5.75% due 04/01/2036	1,000,000	809,687
6.45% due 09/01/2037	2,000,000	1,801,120
6.50% due 02/01/2043	540,000	445,703
ASG Consolidated LLC/ASG Finance, Inc. 11.5 due 11/01/2011 (f)	1,945,000	1,653,250
AstraZeneca PLC 5.90% due 09/15/2017	2,110,000	2,242,367
Bottling Group LLC 6.95% due 03/15/2014	1,420,000	1,541,843
Bunge Ltd. Finance Corp. 5.35% due 04/15/2014	1,980,000	1,420,482
Cargill, Inc. 5.60% due 09/15/2012 (f)	2,025,000	1,906,799
Clorox Company 5.00% due 03/01/2013	2,400,000	2,364,540
Coca-Cola Enterprises Inc 7.375% due 03/03/2014	1,690,000	1,855,797

Active Bond Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Consumer, Non-cyclical (continued)
Community Health Systems, Inc. 8.875% due 07/15/2015	$1,345,000	$1,237,400
Coventry Health Care, Inc.
5.875% due 01/15/2012	1,270,000	932,600
6.30% due 08/15/2014	3,835,000	2,346,660
Covidien International Finance SA 6.00% due 10/15/2017	3,590,000	3,541,557
ERAC USA Finance Company
6.375% due 10/15/2017 (f)	1,600,000	1,110,419
7.95% due 12/15/2009 (f)	510,000	487,854
General Mills, Inc.
5.20% due 03/17/2015	645,000	630,433
5.70% due 02/15/2017	1,215,000	1,221,180
Hospira, Inc. 5.90% due 06/15/2014	412,000	364,352
Humana, Inc. 8.15% due 06/15/2038	2,595,000	2,005,024
Kellogg Company, Series B 6.60% due 04/01/2011	481,000	503,414
Kraft Foods, Inc.
5.625% due 11/01/2011	966,000	987,046
6.00% due 02/11/2013	2,840,000	2,886,085
6.125% due 02/01/2018	5,275,000	5,168,957
6.875% due 01/26/2039	1,355,000	1,357,432
Kroger Company
5.00% due 04/15/2013	2,000,000	1,925,376
6.40% due 08/15/2017	2,000,000	2,016,926
6.80% due 12/15/2018	4,080,000	3,809,273
6.90% due 04/15/2038	2,000,000	2,095,776
7.00% due 05/01/2018	2,105,000	2,201,382
Medco Health Solutions, Inc. 7.25% due 08/15/2013	1,870,000	1,813,111
Miller Brewing Company 5.50% due 08/15/2013 (f)	1,580,000	1,473,168
Nabisco, Inc. 7.55% due 06/15/2015	1,471,000	1,564,888
PepsiCo, Inc. 7.90% due 11/01/2018	1,620,000	1,985,548
Philip Morris International, Inc.
4.875% due 05/16/2013	1,120,000	1,123,205
5.65% due 05/16/2018	3,755,000	3,722,455
Plains All American Pipeline LP 6.50% due 05/01/2018	1,220,000	972,948
Reynolds American, Inc. 7.25% due 06/01/2013	1,485,000	1,332,945
SABMiller PLC 6.50% due 07/15/2018 (f)	3,475,000	3,138,415
Safeway, Inc. 6.35% due 08/15/2017	1,820,000	1,799,418
Schering Plough Corp.
5.55% due 12/01/2013	937,000	943,851
6.00% due 09/15/2017	5,500,000	5,444,500
Smithfield Foods, Inc. 7.00% due 08/01/2011	897,000	636,870
Sotheby’s 7.75% due 06/15/2015	1,580,000	821,600
Tate & Lyle International Finance PLC 5.00% due 11/15/2014 (f)	417,000	334,911

The accompanying notes are an integral part of the financial statements.

4

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued (showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Consumer, Non-cyclical (continued)
Tesco PLC 6.15% due 11/15/2037 (f)	$2,400,000	$2,119,634
Teva Pharmaceutical Finance LLC
5.55% due 02/01/2016	1,680,000	1,655,843
6.15% due 02/01/2036	1,680,000	1,660,915
United Rentals North America, Inc.
7.00% due 02/15/2014	380,000	231,800
7.75% due 11/15/2013 (a)	450,000	292,500
UnitedHealth Group, Inc.
4.875% due 02/15/2013	940,000	877,607
5.375% due 03/15/2016	1,130,000	995,846
5.50% due 11/15/2012	1,155,000	1,052,528
5.80% due 03/15/2036	540,000	411,421
WellPoint, Inc.
5.00% due 12/15/2014	417,000	362,212
6.375% due 06/15/2037	1,735,000	1,611,923
Wyeth 5.50% due 03/15/2013	3,675,000	3,743,421
Yankee Acquisition Corp., Series B 8.50% due 02/15/2015	1,850,000	862,563

		105,796,535
Diversified - 0.07%
ESI Tractebel Acquisition Corp., Series B 7.99% due 12/30/2011	1,657,000	1,533,307
Energy - 4.08%
Allis-Chalmers Energy, Inc. 8.50% due 03/01/2017	1,150,000	575,000
Anadarko Finance Company, Series B 7.50% due 05/01/2031	4,602,000	4,069,443
Apache Corp. 6.90% due 09/15/2018	1,715,000	1,857,198
Buckeye Partners LP 5.125% due 07/01/2017	1,150,000	908,591
CenterPoint Energy Resources Corp. 7.875% due 04/01/2013	1,765,000	1,634,909
CNOOC Finance 5.50% due 05/21/2033 (f)	545,000	531,608
Delek & Avner-Yam Tethys, Ltd. 5.326% due 08/01/2013 (f)	961,434	969,424
Devon Financing Corp., ULC
6.875% due 09/30/2011	295,000	297,702
7.875% due 09/30/2031	3,874,000	4,265,677
Duke Capital LLC 6.75% due 02/15/2032	589,000	483,792
Dynegy-Roseton Danskammer, Series B 7.67% due 11/08/2016	2,010,000	1,428,356
Enbridge Energy Partners LP, Series B
6.50% due 04/15/2018	2,400,000	1,974,974
7.50% due 04/15/2038	2,400,000	1,872,840
Energy Transfer Partners LP
6.625% due 10/15/2036	1,000,000	699,952
9.70% due 03/15/2019	1,445,000	1,488,944
Enterprise Products Operating LLC 9.75% due 01/31/2014	1,430,000	1,456,152
Enterprise Products Operating LP
4.95% due 06/01/2010	535,000	512,418
7.034% due 01/15/2068 (b)	2,005,000	942,350
8.375% due 08/01/2066 (b)	3,700,000	2,035,000

Active Bond Trust (continued)
	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Energy (continued)
Enterprise Products Operating LP, Series B
5.60% due 10/15/2014 (f)	$2,700,000	$2,290,780
6.875% due 03/01/2033	471,000	361,049
GS Caltex Corp. 5.50% due 08/25/2014 (f)	471,000	347,345
Kinder Morgan Energy Partners LP
5.125% due 11/15/2014	980,000	853,773
5.80% due 03/15/2035	402,000	279,871
6.50% due 02/01/2037	4,220,000	3,222,025
7.30% due 08/15/2033	603,000	500,537
7.75% due 03/15/2032	805,000	705,443
9.00% due 02/01/2019	2,180,000	2,274,470
Kinder Morgan Energy Partners LP, MTN 6.95% due 01/15/2038	1,960,000	1,585,144
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Series B 8.50% due 07/15/2016	1,770,000	1,128,375
McMoRan Exploration Company 11.875% due 11/15/2014	1,130,000	802,300
Nexen, Inc.
5.875% due 03/10/2035	2,053,000	1,545,679
6.40% due 05/15/2037	2,375,000	1,858,395
NGPL Pipeco LLC 7.119% due 12/15/2017 (f)	2,020,000	1,818,392
ONEOK Partners LP
6.15% due 10/01/2016	2,935,000	2,571,926
6.65% due 10/01/2036	2,935,000	2,274,111
Pemex Project Funding Master Trust 3.2963% due 06/15/2010 (b)(f)	897,000	852,150
Petro-Canada 6.05% due 05/15/2018	1,410,000	1,162,081
Premcor Refining Group, Inc. 7.50% due 06/15/2015	206,000	185,486
Ras Laffan Liquefied Natural Gas Company, Ltd. 3.437% due 09/15/2009 (f)	273,834	258,135
Ras Laffan Liquefied Natural Gas Company, Ltd. III 5.838% due 09/30/2027 (f)	1,515,000	917,666
Salton Sea Funding Corp., Series F 7.475% due 11/30/2018	1,168,460	991,695
Shell International Finance BV 6.375% due 12/15/2038	2,325,000	2,615,599
Spectra Energy Capital LLC 6.20% due 04/15/2018	1,350,000	1,171,462
Talisman Energy, Inc. 6.25% due 02/01/2038	7,125,000	5,173,406
TEPPCO Partners LP
6.65% due 04/15/2018	3,000,000	2,429,007
7.00% due 06/01/2067 (b)	6,230,000	3,337,355
Texas Eastern Transmission LP 6.00% due 09/15/2017 (f)	2,910,000	2,608,204
Transocean, Inc. 6.00% due 03/15/2018	2,775,000	2,527,473
Valero Logistics Operations LP 6.05% due 03/15/2013	2,392,000	2,047,351
Weatherford International, Ltd.
6.50% due 08/01/2036	2,400,000	1,801,591
7.00% due 03/15/2038	2,000,000	1,535,026

The accompanying notes are an integral part of the financial statements.

5

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 – continued
(showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or Principal Amount		Value
CORPORATE BONDS (continued)

Energy (continued)
XTO Energy, Inc. 4.625% due 06/15/2013		$3,000,000	$2,724,396
			84,762,028

Financial-14.48%
Allied Capital Corp.
6.00% due 04/01/2012		5,850,000	4,049,323
6.625% due 07/15/2011		1,450,000	1,117,630
Allied Irish Banks PLC
7.50% due 12/29/2049 (b)	EUR	99,000	57,798
Allied World Assurance Holdings, Ltd.
7.50% due 08/01/2016		$4,360,000	3,073,735
American Express Bank FSB, BKNT 6.00% due 09/13/2017		3,085,000	2,889,204
American Express Company 7.00% due 03/19/2018		4,600,000	4,651,262
American Express Credit Corp., Series C 7.30% due 08/20/2013		2,555,000	2,615,278
American General Finance Corp. 6.90% due 12/15/2017		1,645,000	711,912
American Honda Finance Corp. 7.625% due 10/01/2018 (f)		2,640,000	2,594,302
American International Group, Inc. 8.175% due 05/15/2058 (b)(f)		1,300,000	505,732
Aon Capital Trust A 8.205% due 01/01/2027		3,305,000	1,899,747
Arch Capital Group, Ltd. 7.35% due 05/01/2034		3,000,000	2,461,272
Aries Vermogensverwaltung GmbH 9.60% due 10/25/2014		750,000	947,850
Assurant, Inc.
5.625% due 02/15/2014		461,000	350,340
6.75% due 02/15/2034		3,955,000	2,375,329
Astoria Depositor Corp. 8.144% due 05/01/2021 (f)		3,380,000	2,507,537
Avalon Re, Ltd., Series B 2.2925% due 06/06/2010 (b)(f)		1,000,000	700,000
AXA Financial, Inc. 7.75% due 08/01/2010		533,000	530,807
AXA SA
6.379% due 12/14/2049 (b)(f)		1,175,000	525,594
6.463% due 12/31/2049 (b)(f)		4,065,000	1,775,718
BAC Capital Trust XIII 2.3963% due 03/15/2043 (b)		1,900,000	590,752
BAC Capital Trust XIV 5.63% due 12/31/2049 (b)		2,350,000	941,542
BAC Capital Trust XV 3.0025% due 06/01/2056 (b)		4,170,000	1,806,644
Banco Mercantil del Norte SA 6.862% due 10/13/2021 (f)		2,395,000	1,437,000
Banco Santander Chile
2.5356% due 12/09/2009 (b)(f)		912,000	901,446
5.375% due 12/09/2014 (f)		295,000	272,096
Bank of Ireland 6.45% due 02/10/2010	EUR	99,000	136,350
Bear Stearns Companies, Inc.
3.65% due 01/31/2011 (b)		$2,000,000	1,836,128
7.25% due 02/01/2018		1,725,000	1,890,352

Active Bond Trust (continued)
	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Financial (continued)
Bear Stearns Companies, Inc., MTN 2.3712% due 11/28/2011 (b)	$2,400,000	$2,239,010
BNP Paribas 7.195% due 12/31/2049 (b)(f)	965,000	613,465
Bosphorus Financial Services, Ltd. 3.9488% due 02/15/2012 (b)(f)	1,734,687	1,476,639
Boston Properties, Ltd. 6.25% due 01/15/2013	785,000	582,750
Camden Property Trust 5.00% due 06/15/2015	804,000	484,119
Capmark Financial Group, Inc. 5.875% due 05/10/2012	4,340,000	1,479,901
Caterpillar Financial Services Corp. 4.50% due 06/15/2009	520,000	518,488
Caterpillar Financial Services Corp., MTN
5.45% due 04/15/2018	3,600,000	3,370,626
5.50% due 03/15/2016	1,500,000	1,427,385
Catlin Insurance Company, Ltd. 7.249% due 12/31/2049 (b)(f)	4,500,000	1,789,789
Chubb Corp. 5.75% due 05/15/2018	915,000	878,553
Chuo Mitsui Trust & Banking Company 5.506% due 12/29/2049 (b)(f)	3,085,000	2,122,896
CIT Group, Inc.
5.00% due 02/13/2014	425,000	308,891
5.65% due 02/13/2017	620,000	431,118
CIT Group, Inc., MTN 5.125% due 09/30/2014	535,000	381,849
Citigroup, Inc.
5.50% due 04/11/2013	1,625,000	1,582,236
5.625% due 08/27/2012	981,000	919,616
6.125% due 11/21/2017	2,585,000	2,612,246
6.125% due 05/15/2018	2,715,000	2,745,196
6.875% due 03/05/2038	1,075,000	1,223,229
8.40% due 04/29/2049 (b)	5,495,000	3,628,294
CNA Financial Corp. 6.00% due 08/15/2011	1,580,000	1,306,848
Colonial Properties Trust 6.25% due 06/15/2014	554,000	339,800
Colonial Realty LP 5.50% due 10/01/2015	569,000	320,560
Comerica Capital Trust II 6.576% due 02/20/2037 (b)	4,000,000	1,605,804
Credit Suisse First Boston USA, Inc. 6.50% due 01/15/2012	491,000	502,201
Developers Diversified Realty Corp. 4.625% due 08/01/2010	1,103,000	777,026
Dresdner Bank AG 7.25% due 09/15/2015	879,000	741,964
Drummond Company, Inc. 7.375% due 02/15/2016 (f)	2,075,000	1,006,375
Duke Realty LP
5.95% due 02/15/2017	2,050,000	1,024,188
6.25% due 05/15/2013	1,750,000	1,204,646
Endurance Specialty Holdings, Ltd. 7.00% due 07/15/2034	3,600,000	2,388,096
ERP Operating LP 4.75% due 06/15/2009	687,000	674,972

The accompanying notes are an integral part of the financial statements.

6

JOHN HANCOCK TRUST

PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Financial (continued)
Financial Security Assurance Holdings, Ltd. 6.40% due 12/15/2066 (b)(f)	$1,845,000	$372,247
Ford Motor Credit Company LLC
9.75% due 09/15/2010	2,683,000	2,146,384
9.875% due 08/10/2011	995,000	734,031
Foundation Re II, Ltd. 8.8988% due 11/26/2010 (b)(f)	900,000	863,190
Funding Corp. 9.00% due 06/01/2017	3,927,000	3,681,523
General Electric Capital Corp.
5.45% due 01/15/2013	3,064,000	3,085,941
5.625% due 05/01/2018	1,845,000	1,858,374
Genworth Financial, Inc. 6.15% due 11/15/2066 (b)	1,460,000	138,370
Goldman Sachs Capital II 5.793% due 12/29/2049 (b)	3,495,000	1,343,558
Goldman Sachs Group, Inc.
5.125% due 01/15/2015	2,800,000	2,568,899
6.75% due 10/01/2037	1,735,000	1,408,591
Goldman Sachs Group, Inc., MTN 4.4587% due 07/22/2015 (b)	2,135,000	1,495,017
Hartford Financial Services Group, Inc. 4.625% due 07/15/2013	417,000	316,551
HBOS PLC
5.375% due 12/29/2049 (b)(f)	1,128,000	550,710
6.413% due 09/29/2049 (b)(f)	2,255,000	896,694
HCP, Inc., MTN 6.70% due 01/30/2018	2,400,000	1,150,855
Health Care Property Investors, Inc.
6.30% due 09/15/2016	2,480,000	1,220,527
6.45% due 06/25/2012	648,000	535,796
Health Care Property Investors, Inc., MTN
4.875% due 09/15/2010	1,471,000	1,311,344
5.625% due 02/28/2013	2,480,000	1,887,741
Health Care, Inc.
6.00% due 11/15/2013	755,000	508,331
6.20% due 06/01/2016	3,380,000	1,929,699
Healthcare Realty Trust, Inc. 8.125% due 05/01/2011	1,445,000	1,140,228
Horace Mann Educators Corp. 6.85% due 04/15/2016	1,190,000	986,996
Hospitality Properties Trust 6.75% due 02/15/2013	4,128,000	2,555,030
HRPT Properties Trust 6.65% due 01/15/2018	995,000	506,696
HSBC Bank USA, Inc. 4.625% due 04/01/2014	2,350,000	2,177,277
HSBC Finance Corp. 5.00% due 06/30/2015	4,767,000	4,231,370
HSBC Holdings PLC 6.50% due 09/15/2037	1,000,000	1,015,585
HVB Funding Trust III 9.00% due 10/22/2031 (f)	500,000	144,613
Independence Community Bank Corp. 3.75% due 04/01/2014 (b)	265,000	217,785
Independencia International, Ltd.
9.875% due 01/31/2017 (f)	1,340,000	737,000
9.875% due 05/15/2015 (f)	630,000	346,500

Active Bond Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Financial (continued)
International Lease Finance Corp.
3.50% due 04/01/2009	$677,000	$642,816
4.55% due 10/15/2009	393,000	354,449
4.75% due 07/01/2009	1,530,000	1,424,468
International Lease Finance Corp., Series P 5.1525% due 01/15/2010 (b)	652,000	491,894
Jefferies Group, Inc. 6.45% due 06/08/2027	1,090,000	637,245
John Deere Capital Corp., Series D 4.125% due 01/15/2010	1,961,000	1,954,470
JPMorgan Chase & Company 6.75% due 02/01/2011	922,000	945,209
JPMorgan Chase & Company, Series 1 7.90% due 12/31/2049 (b)	8,535,000	7,099,669
JPMorgan Chase Capital XX, Series T 6.55% due 09/29/2036	4,045,000	3,419,190
JPMorgan Chase Capital XXIII 3.1488% due 05/15/2047 (b)	4,175,000	1,824,400
Kaupthing Bank HF 5.4525% due 01/15/2010 ^ (f)	2,000,000	120,000
Kazkommerts International BV 8.50% due 04/16/2013	350,000	203,000
Kimco Realty Corp. 5.70% due 05/01/2017	3,225,000	2,027,767
Landsbanki Islands HF
zero coupon due 08/25/2009 ^ (f)	2,730,000	47,775
6.10% due 08/25/2011 (f)	1,125,000	19,687
7.431% due 12/31/2049 ^ (f)	3,485,000	523
Lehman Brothers Holdings, Inc., MTN zero coupon due 01/26/2017 (b)	4,475,000	402,750
Liberty Mutual Group, Inc.
6.50% due 03/15/2035 (f)	2,837,000	1,626,804
7.30% due 06/15/2014 (f)	2,115,000	1,972,026
7.50% due 08/15/2036 (f)	6,245,000	3,802,668
7.80% due 03/15/2037 (f)	2,485,000	1,115,149
Lincoln National Corp.
6.05% due 04/20/2067 (b)	2,265,000	906,000
7.00% due 05/17/2066 (b)	5,355,000	2,249,100
Lloyds TSB Group PLC 6.267% due 12/31/2049 (b)(f)	1,570,000	578,434
Markel Corp. 6.80% due 02/15/2013	1,605,000	1,418,082
MBNA Capital, Series B 3.9925% due 02/01/2027 (b)	1,157,000	690,366
Mellon Capital IV, Series 1 6.244% due 06/29/2049 (b)	1,600,000	981,680
Merna Reinsurance, Ltd., Series B 3.2175% due 07/07/2010 (b)(f)	1,000,000	902,900
Merrill Lynch & Company, Inc.
3.7425% due 05/02/2017 (b)	4,000,000	2,505,030
7.75% due 05/14/2038	7,525,000	8,290,150
Merrill Lynch & Company, Inc., MTN
6.15% due 04/25/2013	2,000,000	1,981,778
6.875% due 04/25/2018	5,095,000	5,329,502
MetLife, Inc. 6.40% due 12/15/2036 (b)	500,000	300,000
Mizuho Financial Group (Cayman), Ltd. 8.375% due 12/29/2049	2,230,000	2,078,204

The accompanying notes are an integral part of the financial statements.

7

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Financial (continued)
Morgan Stanley
4.25% due 05/15/2010	$1,633,000	$1,600,965
4.9525% due 10/18/2016 (b)	3,315,000	2,280,899
Morgan Stanley, MTN
5.95% due 12/28/2017	1,265,000	1,049,926
6.625% due 04/01/2018	3,570,000	3,131,925
Nationwide Health Properties, Inc. 6.50% due 07/15/2011	1,535,000	1,393,352
Nationwide Mutual Insurance Company 5.81% due 12/15/2024 (b)(f)	1,130,000	488,697
Natixis 10.00% due 04/29/2049 (b)(f)	1,485,000	688,906
Nelnet, Inc. 7.40% due 09/29/2036 (b)	2,290,000	686,643
Northern Trust Company 6.50% due 08/15/2018	855,000	913,483
Oil Casualty Insurance, Ltd. 8.00% due 09/15/2034 (f)	6,150,000	4,460,158
Osiris Capital PLC, Series C 7.6025% due 01/15/2010 (b)(f)	4,805,000	4,656,045
Osiris Capital PLC, Series D 9.7525% due 01/15/2010 (b)(f)	1,875,000	1,829,250
PartnerRe Finance A LLC 6.875% due 06/01/2018	2,000,000	1,672,560
PartnerRe Finance II 6.44% due 12/01/2066 (b)	3,550,000	1,411,171
PNC Financial Services Group, Inc. 8.25% due 12/31/2049 (b)	3,000,000	2,417,376
PNC Funding Corp. 3.56% due 01/31/2012 (b)	4,000,000	3,250,380
Popular North America, Inc. 4.70% due 06/30/2009	598,000	584,463
Progressive Corp. 6.70% due 06/15/2037 (b)	1,135,000	557,947
ProLogis
5.625% due 11/15/2016	6,100,000	2,925,810
6.625% due 05/15/2018	2,165,000	1,035,569
Prudential Financial, Inc. 4.75% due 04/01/2014	1,343,000	1,107,376
Prudential Financial, Inc., MTN 5.15% due 01/15/2013	2,600,000	2,111,855
QBE Insurance Group, Ltd. 9.75% due 03/14/2014	1,620,000	1,306,530
Rabobank Capital Funding II 5.26% due 12/29/2049 (b)(f)	4,115,000	2,176,958
RBS Capital Trust IV 2.2587% due 09/29/2049 (b)	897,000	336,934
Realty Income Corp. 5.95% due 09/15/2016	3,030,000	2,160,757
Rouse Company LP
3.625% due 03/15/2009	2,800,000	1,162,000
6.75% due 05/01/2013 (f)	1,150,000	414,000
Royal Bank of Scotland Group PLC 7.648% due 08/31/2049 (b)	3,060,000	1,479,351
Royal Bank of Scotland Group PLC, MTN 7.64% due 03/31/2049	1,400,000	557,598
Schwab Capital Trust I 7.50% due 11/15/2037 (b)	1,890,000	945,208

Active Bond Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Financial (continued)
Shinhan Bank 6.819% due 09/20/2036 (b)	$2,670,000	$1,359,783
Silicon Valley Bank 6.05% due 06/01/2017	2,185,000	1,617,866
Simon Property Group LP
5.625% due 08/15/2014	2,380,000	1,587,408
5.75% due 12/01/2015	1,500,000	979,791
5.875% due 03/01/2017	2,520,000	1,682,891
6.10% due 05/01/2016	1,000,000	639,018
Skandinaviska Enskilda Banken AB 5.471% due 03/29/2049 (b)(f)	2,100,000	1,130,510
SLM Corp.
3.835% due 01/27/2014 (b)	6,390,000	4,312,387
4.50% due 07/26/2010	1,895,000	1,644,608
SLM Corp., MTN 8.45% due 06/15/2018	2,070,000	1,636,585
SLM Corp., MTN, Series A 3.675% due 07/27/2009 (b)	4,000,000	3,770,388
SLM Corp., MTN, Series X 2.0963% due 03/16/2009 (b)	2,400,000	2,368,375
SMFG Preferred Capital 6.078% due 01/29/2049 (b)(f)	2,000,000	1,349,260
Sovereign Capital Trust VI 7.908% due 06/13/2036	1,650,000	1,093,011
StanCorp Financial Group, Inc. 6.90% due 05/29/2067 (b)	4,850,000	2,645,292
Standard Chartered PLC 6.409% due 01/30/2017 (b)(f)	5,000,000	1,841,830
SunTrust Capital VIII 6.10% due 12/01/2066 (b)	1,375,000	968,014
SunTrust Preferred Capital I 5.853% due 12/31/2049 (b)	2,525,000	1,363,500
Symetra Financial Corp.
6.125% due 04/01/2016 (f)	1,650,000	1,358,486
8.30% due 10/15/2037 (b)(f)	1,550,000	775,000
Teco Finance, Inc.
6.572% due 11/01/2017	792,000	597,015
7.00% due 05/01/2012	1,143,000	1,046,191
Textron Financial Corp. 6.00% due 02/15/2067 (b)(f)	3,000,000	621,459
Transatlantic Holdings, Inc. 5.75% due 12/14/2015	3,055,000	1,822,136
TuranAlem Finance BV
7.875% due 06/02/2010	638,000	381,849
8.50% due 02/10/2015 (f)	600,000	258,000
Ucar Finance, Inc. 10.25% due 02/15/2012	111,000	101,010
USB Capital IX 6.189% due 03/29/2049 (b)	8,105,000	3,809,350
USB Realty Corp. 6.091% due 12/22/2049 (b)(f)	2,600,000	1,085,500
Vita Capital III, Ltd., Series B-I 4.9825% due 01/01/2011 (b)(f)	4,280,000	3,983,396
Vornado Realty LP 5.60% due 02/15/2011	2,000,000	1,807,612
W.R. Berkley Corp. 6.15% due 08/15/2019	699,000	634,240
Wachovia Bank NA 5.85% due 02/01/2037	1,605,000	1,566,867

The accompanying notes are an integral part of the financial statements.

8

JOHN HANCOCK TRUST

PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Financial (continued)
Wachovia Bank NA, BKNT 6.60% due 01/15/2038	$615,000	$667,218
Waddell & Reed Financial, Inc. 5.60% due 01/15/2011	1,600,000	1,432,534
Washington Mutual Bank FA zero coupon due 01/15/2015 ^	1,070,000	107
WEA Finance LLC 7.125% due 04/15/2018 (f)	2,000,000	1,418,782
Westfield Capital Corp., Ltd. 4.375% due 11/15/2010 (f)	721,000	583,586
White Mountains Re Group, Ltd. 7.506% due 05/29/2049 (b)(f)	5,530,000	2,207,626
XL Capital, Ltd. 5.25% due 09/15/2014	741,000	411,511
XL Capital, Ltd., Series E 6.50% due 12/31/2049 (b)	1,715,000	394,450

		301,016,628
Industrial-1.96%
BAE Systems Asset Trust
6.664% due 09/15/2013 (f)	1,712,440	1,695,316
7.156% due 12/15/2011 (f)	718,503	625,919
BE Aerospace, Inc. 8.50% due 07/01/2018	1,090,000	981,000
Blaze Recycling & Metals LLC 10.875% due 07/15/2012 (f)	930,000	697,500
BWAY Corp. 10.00% due 10/15/2010	2,105,000	1,789,250
Caterpillar, Inc.
7.25% due 09/15/2009	687,000	699,501
7.90% due 12/15/2018	1,430,000	1,646,142
8.25% due 12/15/2038	865,000	1,066,153
CMA CGM SA 7.25% due 02/01/2013 (f)	2,610,000	1,174,500
Commercial Metals Company 7.35% due 08/15/2018	1,195,000	956,844
CRH America, Inc. 8.125% due 07/15/2018	1,840,000	1,328,478
CSX Corp. 5.50% due 08/01/2013	2,565,000	2,411,813
Eaton Corp. 4.90% due 05/15/2013	1,665,000	1,592,474
General Electric Company 5.00% due 02/01/2013	4,125,000	4,171,575
Ingersoll-Rand Global Holding Company, Ltd. 6.875% due 08/15/2018	2,070,000	1,979,580
Jabil Circuit, Inc. 5.875% due 07/15/2010	853,000	780,495
Masco Corp.
4.80% due 06/15/2015	2,540,000	1,717,012
6.125% due 10/03/2016	2,000,000	1,372,702
Navios Maritime Holdings, Inc. 9.50% due 12/15/2014	1,850,000	1,026,750
Overseas Shipholding Group, Inc. 8.75% due 12/01/2013	425,000	345,312
Smurfit-Stone Container Enterprises, Inc. 8.00% due 03/15/2017	1,955,000	371,450
Tyco Electronics Group SA 6.55% due 10/01/2017	6,840,000	5,748,350

Active Bond Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Industrial (continued)
Tyco Electronics Group SA (continued) 7.125% due 10/01/2037	$3,755,000	$2,840,905
Union Pacific Corp. 5.70% due 08/15/2018	3,300,000	3,177,026
Waste Management, Inc. 7.75% due 05/15/2032	625,000	559,170

		40,755,217
Technology-0.44%
Computer Sciences Corp. 6.50% due 03/15/2018 (f)	3,510,000	3,023,602
Electronic Data Systems Corp. 7.125% due 10/15/2009	148,000	150,460
Fiserv, Inc. 6.80% due 11/20/2017	1,600,000	1,417,205
International Business Machines Corp 8.00% due 10/15/2038	2,190,000	2,915,420
Xerox Corp. 6.75% due 02/01/2017	2,230,000	1,618,164

		9,124,851
Utilities-4.24%
AES Eastern Energy LP, Series 99-A 9.00% due 01/02/2017	2,926,670	2,601,810
AES Gener SA 7.50% due 03/25/2014	906,000	896,381
American Electric Power Company, Inc. 5.25% due 06/01/2015	540,000	498,411
Appalachian Power Company
5.80% due 10/01/2035	1,961,000	1,619,623
7.00% due 04/01/2038	1,755,000	1,736,002
Arizona Public Service Company 5.50% due 09/01/2035	1,118,000	639,856
BVPS II Funding Corp. 8.89% due 06/01/2017	940,000	969,181
CenterPoint Energy Houston Electric LLC, Series K2 6.95% due 03/15/2033	535,000	491,895
Commonwealth Edison Company 5.80% due 03/15/2018	7,090,000	6,407,999
Constellation Energy Group, Inc. 4.55% due 06/15/2015	3,615,000	2,745,390
Dominion Resources, Inc.
5.70% due 09/17/2012	368,000	364,386
6.30% due 09/30/2066 (b)	3,200,000	1,440,000
7.50% due 06/30/2066 (b)	1,680,000	840,000
Empresa Nacional De Electricidad 8.50% due 04/01/2009	412,000	418,951
Enel Finance International SA 6.25% due 09/15/2017 (f)	2,335,000	1,971,807
Enersis SA 7.375% due 01/15/2014	633,000	659,232
Entergy Louisiana LLC 8.09% due 01/02/2017	2,150,223	2,129,667
Exelon Generation Company, LLC 6.95% due 06/15/2011	2,033,000	1,973,431
FirstEnergy Corp.
6.45% due 11/15/2011	481,000	454,668
7.375% due 11/15/2031	3,014,000	2,851,292
FPL Group Capital, Inc. 7.875% due 12/15/2015	980,000	1,061,254

The accompanying notes are an integral part of the financial statements.

9

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Utilities (continued)
Ipalco Enterprises, Inc. 8.625% due 11/14/2011	$1,595,000	$1,491,325
Israel Electric Corp., Ltd. 7.25% due 01/15/2019 (f)	7,280,000	6,789,692
Jersey Central Power & Light Company, Series WI 6.40% due 05/15/2036	2,000,000	1,727,660
Michigan Consolidated Gas Company 5.70% due 03/15/2033	736,000	637,588
Midwest Generation LLC, Series B 8.56% due 01/02/2016	2,654,665	2,535,205
Monongahela Power Company 7.95% due 12/15/2013 (f)	2,690,000	2,690,110
National Grid PLC 6.30% due 08/01/2016	2,515,000	2,191,455
Nevada Power Company
5.875% due 01/15/2015	1,745,000	1,670,389
6.65% due 04/01/2036	2,330,000	2,079,746
NiSource Finance Corp.
6.15% due 03/01/2013	977,000	752,819
6.80% due 01/15/2019	2,555,000	1,606,464
7.875% due 11/15/2010	814,000	744,883
Oncor Electric Delivery Company 6.375% due 05/01/2012	3,400,000	3,270,035
Pacific Gas & Electric Company
4.20% due 03/01/2011	2,329,000	2,300,756
4.80% due 03/01/2014	598,000	587,270
8.25% due 10/15/2018	1,715,000	2,060,506
PNPP II Funding Corp. 9.12% due 05/30/2016	755,000	792,564
PPL Energy Supply LLC 6.50% due 05/01/2018	2,000,000	1,623,346
Progress Energy, Inc. 5.625% due 01/15/2016	2,000,000	1,828,632
PSEG Power LLC
5.00% due 04/01/2014	736,000	660,376
8.625% due 04/15/2031	736,000	749,638
Scottish Power PLC 4.91% due 03/15/2010	1,265,000	1,238,453
Sempra Energy
4.75% due 05/15/2009	437,000	431,571
8.90% due 11/15/2013	1,455,000	1,469,077
Southern Union Company 7.20% due 11/01/2066 (b)	4,880,000	1,683,600
SPI Electricity & Gas Australia Holdings Party, Ltd. 6.15% due 11/15/2013 (f)	798,000	799,681
Tampa Electric Company 6.55% due 05/15/2036	2,000,000	1,711,398
Texas Competitive Electric Holdings Company LLC 10.50% due 11/01/2015 (f)	2,150,000	1,526,500
TransAlta Corp. 6.65% due 05/15/2018	2,157,000	1,915,384
United Energy Distribution Property, Ltd. 4.70% due 04/15/2011 (f)	344,000	361,295
Veolia Environnement 6.00% due 06/01/2018	2,400,000	2,127,375
Virginia Electric and Power Company 6.00% due 01/15/2036	2,000,000	1,951,154

Active Bond Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Utilities (continued)
Virginia Electric and Power Company (continued) 8.875% due 11/15/2038	$1,165,000	$1,474,381

		88,251,564

TOTAL CORPORATE BONDS (Cost $1,038,208,610)		$823,702,940

MUNICIPAL BONDS-0.22%
District of columbia-0.22%
George Washington University, DC, Series B 5.095% due 09/15/2032	4,750,000	4,495,685

TOTAL MUNICIPAL BONDS (Cost $4,750,000)		$4,495,685

COLLATERALIZED MORTGAGE OBLIGATIONS - 12.23%
GS Mortgage Securities Corp. II, Series 2006-GG8, Class X 0.8705% IO due 11/10/2039	58,685,226	1,331,626
Trapeza CDO LLC Series 2007-12A, Class B 4.7675% due 04/06/2042 (b)(f)	3,000,000	360,000

Federal Home Loan Mortgage Corp., Series 2005-3019, Class MD 4.75% due 01/15/2031	1,269,098	1,284,534

Federal Home Loan Mortgage Corp., Series T-41, Class 3A 7.50% due 07/25/2032	168,290	173,708

American Home Mortgage Assets, Series 2006-6, Class A1A 0.6612% due 12/25/2046 (b)	2,596,645	1,075,064

American Home Mortgage Assets, Series 2006-6, Class XP 1.9347% IO due 12/25/2046	47,207,945	1,445,743

American Home Mortgage Assets, Series 2007-5, Class XP 2.4649% IO due 06/25/2047	34,124,192	1,727,537

American Home Mortgage Investment Trust, Series 2004-4, Class 5A 4.44% due 02/25/2045	3,776,936	2,127,428

American Home Mortgage Investment Trust, Series 2007-1, Class GIOP 2.0784% IO due 05/25/2047	30,106,908	1,580,613
American Tower Trust, Series 2007-1A, Class D 5.9568% due 04/15/2037 (f)	2,850,000	1,950,246
Banc of America Alternative Loan Trust, Series
2006-7, Class A3 5.9133% due 10/25/2036 (b)	3,300,000	1,906,206
Banc of America Commercial Mortgage, Inc., Series 2004-4, Class A3 4.128% due 07/10/2042	1,602,716	1,572,650
Banc of America Commercial Mortgage, Inc., Series 2005-2, Class AJ 4.953% due 07/10/2042 (b)	2,524,154	1,136,316
Banc of America Commercial Mortgage, Inc., Series 2005-6, Class A4 5.1797% due 09/10/2047 (b)	3,075,000	2,520,221
Banc of America Commercial Mortgage, Inc., Series 2006-2, Class A3 5.7113% due 05/10/2045 (b)	5,245,000	3,829,514

The accompanying notes are an integral part of the financial statements.

10

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Banc of America Commercial Mortgage, Inc., Series 2006-3, Class A4 5.889% due 07/10/2044 (b)	$4,420,000	$3,602,079
Banc of America Commercial Mortgage, Inc., Series 2006-4, Class A3A 5.60% due 08/10/2013	4,215,000	2,999,295
Banc of America Funding Corp., Series 2006-B, Class 6A1 5.8863% due 03/20/2036 (b)	2,537,063	1,580,360
Banc of America Funding Corp., Series 2006-D, Class 6B1 5.9396% due 05/20/2036 (b)	1,711,210	188,262
Banc of America Funding Corp., Series 2007-E, Class 4A1 5.8452% due 09/20/2037 (b)	1,792,403	1,263,251
Banc of America Large Loan, Series 2005-MIB1, Class B 1.455% due 03/15/2022 (b)(f)	4,495,000	4,023,025
Banc of America Large Loan, Series 2006-BIX1, Class C 1.375% due 10/15/2019 (b)(f)	5,214,117	4,532,632
Bank of America Commercial Mortgage, Inc., Series 2005-5, Class XC 0.0786% IO due 10/10/2045 (f)	301,909,467	776,662
Bank of America Commercial Mortgage, Inc., Series 2001-3, Class A1 4.89% due 04/11/2037	152,125	149,857
Bear Stearns Alt-A Trust, Series 2005-3, Class B2 5.4331% due 04/25/2035 (b)	1,022,474	169,085
Bear Stearns Asset Backed Securities, Inc., Series 2003-AC4, Class A 5.00% due 09/25/2033	471,767	281,154
Bear Stearns Asset Backed Securities, Inc., Series 2004-AC5, Class A1 5.25% due 10/25/2034	411,741	337,243
Bear Stearns Commercial Mortgage Securities, Inc. 4.95% due 06/11/2041 (f)	2,690,000	671,159
Bear Stearns Commercial Mortgage Securities, Inc., Series 2004-PWR5, Class X1 0.419% IO due 07/11/2042	32,310,985	353,731
Bear Stearns Commercial Mortgage Securities, Inc., Series 2004-T16, Class X1 0.2258% IO due 08/13/2046 (b)	30,383,873	309,208
Bear Stearns Commercial Mortgage Securities, Inc., Series 2005-PWR8, Class AJ 4.75% due 06/11/2041	3,347,708	1,470,153
Bear Stearns Commercial Mortgage Securities, Inc., Series 2006-BBA7, Class G 1.635% due 03/15/2019 (b)(f)	2,300,000	1,226,572
Bear Stearns Commercial Mortgage Securities, Inc., Series 2006-PW14, Class D 5.412% due 12/11/2038 (f)	2,245,000	373,978
Bear Stearns Commercial Mortgage Securities, Inc., Series 2006-T24, Class AY 0.604% IO due 10/12/2041	163,625,962	2,271,276
Bear Stearns Mortgage Funding Trust, Series 2006-AR1, Class 2A1 0.6913% due 08/25/2036 (b)	1,864,422	706,490
Bear Stearns Mortgage Funding Trust, Series 2006-AR4, Class A1 0.6812% due 12/25/2036 (b)	1,994,570	874,338

Active Bond Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Chase Commercial Mortgage Securities Corp., Series 2000-2, Class C 7.928% due 07/15/2032	$1,470,381	$1,475,536
Chaseflex Trust, Series 2005-2, Class 4A1 5.00% due 06/25/2035	2,136,217	1,871,860
Citigroup Commercial Mortgage Trust, Series 2006-C4, Class A3 5.7241% due 03/15/2049 (b)	3,544,000	2,778,961
Citigroup Mortgage Loan Trust, Inc., Series 2005-1, Class 2B1 5.2584% due 04/25/2035 (b)	1,554,859	417,843
Citigroup Mortgage Loan Trust, Inc., Series 2005-10, Class 1A5A 5.8385% due 12/25/2035 (b)	1,919,799	1,022,609
Citigroup Mortgage Loan Trust, Inc., Series 2005-5, Class 2A3 5.00% due 08/25/2035	1,192,632	985,413
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2005-CD1, Class C 5.2253% due 09/15/2020 (b)	1,055,000	325,803
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2005-CD1, Class A4 5.2253% due 09/15/2020 (b)	2,080,000	1,725,318
Commercial Mortgage Pass Through Certificates, Series 2003-LB1A, Class A2 4.084% due 06/10/2038	2,475,141	2,128,948
Commercial Mortgage Pass Through Certificates, Series 2005-C6, Class B 5.2173% due 06/10/2044 (b)	4,250,635	1,344,130
Commercial Mortgage Pass Through Certificates, Series 2005-FL11, Class AJ 1.395% due 11/15/2017 (b)(f)	2,599,402	2,224,828
Countrywide Alternative Loan Trust, Series 2007-25, Class 1A2 6.50% due 11/25/2037	5,109,041	2,495,450
Countrywide Alternative Loan Trust, Series 2006-OA3, Class X 4.459% IO due 05/25/2036	14,658,007	430,579
Countrywide Alternative Loan Trust, Series 2004-J7, Class 1A2 4.673% due 08/25/2034 (b)	17,425	16,070
Countrywide Alternative Loan Trust, Series 2005-59, Class 2X 3.1878% IO due 11/20/2035	35,668,828	1,209,396
Countrywide Alternative Loan Trust, Series 2006-11CB, Class 3A1 6.50% due 05/25/2036	2,143,207	907,751
Countrywide Home Loan Mortgage Pass Through Trust, Series 2004-HYB2, Class 4A 4.521% due 07/20/2034 (b)	4,843,559	3,958,342
Countrywide Home Loans, Series 2005-12, Class 2A5 5.50% due 05/25/2035	665,384	595,255
Credit Suisse Mortgage Capital Certificates, Series 2006-7, Class 3A4 6.25% due 08/25/2036	3,625,000	1,252,792
Credit Suisse Mortgage Capital Certificates, Series 2006-C5, Class A2 5.246% due 12/15/2039	6,500,000	5,284,213

The accompanying notes are an integral part of the financial statements.

11

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Credit Suisse Mortgage Capital Certificates, Series 2006-TFLA, Class B 1.425% due 04/15/2008 (b)(f)	$4,095,000	$2,731,322
Crown Castle Towers LLC, Series 2006-1A, Class F 6.6496% due 11/15/2036 (f)	6,825,000	3,968,963
Crown Castle Towers LLC, Series 2006-1A, Class G 6.7954% due 11/15/2036 (f)	2,775,000	1,536,406
Crown Castle Towers LLC, Series 2005-1A, Class D 5.612% due 06/15/2035 (f)	3,195,000	2,246,341
Crown Castle Towers LLC, Series 2006-1A, Class E 6.0652% due 11/15/2036 (f)	2,730,000	1,619,982
CS First Boston Mortgage Securities Corp, Series 2005-C5, Class F 5.10% due 08/15/2038 (b)	3,000,000	755,042
CS First Boston Mortgage Securities Corp., Series 2001-CKN5, Class A4 5.435% due 09/15/2034	1,579,427	1,461,139
CS First Boston Mortgage Securities Corp., Series 2001-CP4, Class A4 6.18% due 12/15/2035	1,592,913	1,542,900
CS First Boston Mortgage Securities Corp., Series 2002-CKN2, Class A3 6.133% due 04/15/2037	980,254	932,978
CS First Boston Mortgage Securities Corp., Series 2004-C4, Class A4 4.283% due 10/15/2039	539,140	491,440
CS First Boston Mortgage Securities Corp., Series 2005-C1, Class AX 0.1291% IO due 02/15/2038 (f)	57,345,027	351,938
CS First Boston Mortgage Securities Corp., Series 2005-C2, Class B 5.016% due 04/15/2037	4,091,947	1,320,494
CS First Boston Mortgage Securities Corp., Series 2005-TF2A, Class K 2.395% due 09/15/2020 (b)(f)	1,000,000	488,793
DSLA Mortgage Loan Trust, Series 2005-AR5, Class X2 0.2776% IO due 08/19/2045	32,056,875	761,351
Federal Home Loan Mortgage Corp., Series 24989, Class PE 6.00% due 08/15/2032	1,896,437	1,959,566
Federal National Mortgage Association, Series 2002-W3, Class A5 7.50% due 11/25/2041	326,828	344,088
First Horizon Alternative Mortgage Securities, Series 2004-AA5, Class B1 5.2145% due 12/25/2034 (b)	722,022	69,991
First Horizon Alternative Mortgage Securities, Series 2006-AA2, Class B1 6.1317% due 05/25/2036 (b)	1,288,254	74,372
First Union National Bank Commercial Mortgage Trust, Series 2002-C1, Class A1 5.585% due 02/12/2034	198,371	195,699
GE Capital Commercial Mortgage Corp., Series 2001-1, Class A1 6.079% due 05/15/2033	27,288	27,017
GE Capital Commercial Mortgage Corp., Series 2001-3, Class A2 6.07% due 06/10/2038	1,102,786	1,030,843

Active Bond Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
GE Capital Commercial Mortgage Corp., Series 2002-2A, Class A3 5.349% due 08/11/2036	$735,191	$667,631
GE Capital Commercial Mortgage Corp., Series 2005-C1, Class XC 0.1325% IO due 06/10/2048 (f)	90,231,014	668,648
GE Capital Commercial Mortgage Corp., Series 2005-C2, Class C 5.133% due 05/10/2043 (b)	3,096,263	992,603
G-Force LLC, Series 2005-RR2, Class A4B 5.422% due 12/27/2039 (f)	4,260,000	2,545,350
Global Signal Trust, Series 2004-2A, Class D 5.093% due 12/15/2014 (f)	1,700,000	1,445,000
Global Signal Trust, Series 2006-1, Class E 6.495% due 02/15/2036 (f)	2,205,000	1,901,641
Global Tower Partners Acquisition Partners LLC, Series 2007-1A, Class F 7.0496% due 05/15/2037 (f)	725,000	572,184
GMAC Commercial Mortgage Securities, Inc., Series 2003-C2, Class B 5.5009% due 05/10/2040 (b)	6,983,000	6,258,149
GMAC Mortgage Corp. Loan Trust, Series 2006-AR1, Class 2A1 5.6295% due 04/19/2036 (b)	1,320,373	854,943
Greenpoint Mortgage Funding Trust, Series 2005-AR1, Class A3 0.7513% due 06/25/2045 (b)	598,205	180,289
Greenpoint Mortgage Funding Trust, Series 2005-AR4, Class 4A2 0.8313% due 10/25/2045 (b)	2,730,316	867,269
Greenpoint Mortgage Funding Trust, Series 2006-AR1, Class A2A 0.8413% due 02/25/2036 (b)	4,409,554	1,712,474
Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class XC 0.2264% IO due 08/10/2042 (f)	198,028,857	2,328,483
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class C 5.554% due 02/10/2017	1,695,000	301,562
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class F 5.633% due 02/10/2017	935,000	134,560
Greenwich Capital Commercial Funding Corp., Series 2002-C1, Class A2 4.112% due 01/11/2017	867,413	812,297
GS Mortgage Securities Corp. II, Series 2005-GG4, Class XC 0.193% IO due 07/10/2039 (f)	100,975,647	1,017,845
GSR Mortgage Loan Trust, Series 2004-9, Class B1 4.5935% due 08/25/2034 (b)	1,641,842	610,414
GSR Mortgage Loan Trust, Series 2006-AR1, Class 3A1 5.3655% due 01/25/2036 (b)	2,445,725	1,697,981
Harborview Mortgage Loan Trust, Series 2005-16, Class 2A1B 0.9112% due 01/19/2036 (b)	1,521,684	495,960
Harborview Mortgage Loan Trust, Series 2004-7, Class 2A3 5.26% due 11/19/2034 (b)	700,432	295,709

The accompanying notes are an integral part of the financial statements.

12

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Harborview Mortgage Loan Trust, Series 2005-8, Class 1X 3.0644% IO due 09/19/2035	$24,370,306	$342,707
Harborview Mortgage Loan Trust, Series 2006-SB1, Class A1A 3.106% due 12/19/2036 (b)	3,193,788	1,238,918
Harborview Mortgage Loan Trust, Series 2007-3, Class ES zero coupon IO due 05/19/2047	68,247,142	405,217
Harborview Mortgage Loan Trust, Series 2007-4, Class ES zero coupon IO due 07/19/2047	68,114,762	425,717
Harborview Mortgage Loan Trust, Series 2007-6, Class ES zero coupon IO due 11/19/2015 (f)	48,820,337	289,871
Hilton Hotels Pool Trust, Series 2000-HLTA, Class B 2.4113% due 10/03/2015 (b)(f)	430,000	407,891
IndyMac Index Mortgage Loan Trust, Series 2004-AR13, Class B1 5.2962% due 01/25/2035	1,035,118	433,275
IndyMac Index Mortgage Loan Trust, Series 2005-AR18, Class 1X zero coupon IO due 10/25/2036	58,643,956	733,049
IndyMac Index Mortgage Loan Trust, Series 2005-AR18, Class 2X zero coupon IO due 10/25/2036	72,019,353	720,194
IndyMac Index Mortgage Loan Trust, Series 2005-AR5, Class B1 5.3953% due 05/25/2035 (b)	1,680,737	161,246
IndyMac Index Mortgage Loan Trust, Series 2006-AR19, Class 1B1 6.1507% due 08/25/2036 (b)	1,655,034	110,406
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP5, Class G 5.3342% due 12/15/2044 (b)	2,460,000	596,978
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP5, Class A4 5.1792% due 12/15/2044 (b)	7,990,000	6,403,423
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2002-C1, Class A3 5.376% due 07/12/2037	2,568,266	2,387,323
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2004-CBX, Class A2 3.89% due 01/12/2037	337,673	333,116
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP3, Class A4B 4.996% due 08/15/2042 (b)	3,625,000	2,516,757
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP4, Class B 5.129% due 10/15/2042 (b)	1,335,000	409,425
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7, Class A4 5.8751% due 04/15/2045 (b)	2,675,000	2,133,999
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP8, Class A3B 5.447% due 05/15/2045	4,530,000	3,143,838
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP8, Class X 0.5731% IO due 05/15/2045	89,195,666	1,776,278

Active Bond Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
JPMorgan Mortgage Trust, Series 2006-A7, Class 2A5 5.7934% due 01/25/2037 (b)	$3,836,184	$1,165,986
JPMorgan Mortgage Trust, Series 2005-S2, Class 2A16 6.50% due 09/25/2035	1,557,407	994,308
JPMorgan Mortgage Trust, Series 2005-S3, Class 2A2 5.50% due 01/25/2021	2,244,746	1,862,438
LB-UBS Commercial Mortgage Trust, Series 2005-C2, Class E 5.287% due 04/15/2040 (b)	2,990,000	825,259
LB-UBS Commercial Mortgage Trust, Series 2002-C1,Class A4 6.462% due 03/15/2031	1,470,381	1,422,267
LB-UBS Commercial Mortgage Trust, Series 2005-C1, Class XCL 0.228% IO due 03/17/2020 (f)	46,923,153	538,941
LB-UBS Commercial Mortgage Trust, Series 2005-C3, Class G 5.111% due 06/17/2015 (b)(f)	1,999,528	505,947
LB-UBS Commercial Mortgage Trust, Series 2005-C5, Class A2 4.885% due 09/15/2040	2,881,947	2,665,408
LB-UBS Commercial Mortgage Trust, Series 2006-C4, Class A4 5.8825% due 06/15/2038 (b)	3,165,000	2,603,571
Lehman XS Trust, Series 2007-10H, Class 2A2 7.50% due 07/25/2037	5,775,331	4,603,359
Mastr Adjustable Rate Mortgages Trust, Series 2004-13, Class 2A1 4.5552% due 04/21/2034 (b)	2,418,014	1,848,322
Mastr Adjustable Rate Mortgages Trust, Series 2004-8, Class 5A1 4.6073% due 08/25/2034 (b)	3,853,226	2,267,310
Mastr Adjustable Rate Mortgages Trust, Series 2005-2, Class 2A1 5.5721% due 03/25/2035 (b)	6,717,745	3,071,896
Mastr Adjustable Rate Mortgages Trust, Series 2006-2, Class 4A1 4.9822% due 02/25/2036 (b)	8,098,730	5,694,814
Merrill Lynch Mortgage Trust, Series 2008-C1, Class X 0.564% IO due 02/14/2051 (f)	54,572,321	983,672
Merrill Lynch Mortgage Trust, Series 2004-KEY2, Class A4 4.864% due 08/12/2039 (b)	1,588,012	1,316,481
Merrill Lynch Mortgage Trust, Series 2005-CIP1, Class XC 0.0642% IO due 08/12/2020 (f)	275,289,703	921,753
Merrill Lynch Mortgage Trust, Series 2005-CIP1, Class XP 0.1349% IO due 07/12/2038	227,224,096	1,104,877
Merrill Lynch Mortgage Trust, Series 2005-CKI1, Class A6 5.2424% due 11/12/2037 (b)	2,855,000	2,356,462
Merrill Lynch Mortgage Trust, Series 2005-CKI1, Class A1 5.077% due 11/12/2037	1,293,195	1,270,688

The accompanying notes are an integral part of the financial statements.

13

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Merrill Lynch Mortgage Trust, Series 2006-C2, Class X 0.3629% IO due 08/12/2026	$102,894,540	$1,419,821
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-2, Class A4 5.9093% due 06/12/2046 (b)	4,565,000	3,657,547
MLCC Mortgage Investors, Inc., Series 2005-A, Class A1 0.7013% due 03/25/2030 (b)	123,311	88,690
MLCC Mortgage Investors, Inc., Series 2007-3, Class M1 5.9337% due 09/25/2037 (b)	1,452,758	287,787
MLCC Mortgage Investors, Inc., Series 2007-3, Class M2 5.9337% due 09/25/2037 (b)	546,909	91,959
MLCC Mortgage Investors, Inc., Series 2007-3, Class M3 5.9337% due 09/25/2037 (b)	353,941	45,270
Morgan Stanley Capital I, Series 2005-HQ7, Class AJ 5.2078% due 11/14/2042 (b)	5,560,000	2,971,579
Morgan Stanley Capital I, Series 2005-RR6, Class A2FL 0.6812% due 05/24/2043 (b)	1,701,623	1,140,087
Morgan Stanley Capital I, Series 2006-IQ12, Class E 5.538% due 12/15/2043 (b)	2,170,000	365,800
Morgan Stanley Capital I, Series 2004-T13, Class A2 3.94% due 09/13/2045	619,866	587,456
Morgan Stanley Capital I, Series 2005-HQ7, Class A2 5.2078% due 11/14/2042 (b)	2,185,000	1,786,953
Morgan Stanley Capital I, Series 2005-HQ7, Class A4 5.2078% due 11/14/2042 (b)	2,795,000	2,268,429
Morgan Stanley Capital I, Series 2005-IQ10, Class A4A 5.23% due 09/15/2042 (b)	2,535,000	2,092,725
Morgan Stanley Capital I, Series 2005-IQ9, Class X1 0.2193% IO due 07/15/2056 (f)	36,657,771	554,874
Morgan Stanley Capital I, Series 2005-T17, Class X1 0.1566% IO due 12/31/2041 (f)	74,760,292	607,240
Morgan Stanley Capital I, Series 2007-SRR3, Class A 1.7525% due 12/20/2049 (b)(f)	3,000,000	450,000
Morgan Stanley Capital I, Series 2007-SRR3, Class B 1.8525% due 12/20/2049 (b)(f)	3,000,000	300,000
Morgan Stanley Dean Witter Capital I, Series 2003-HYB1, Class A2 4.4297% due 03/25/2033 (b)	3,364,866	2,610,442
Multi Security Asset Trust, Series 2005-RR4A, Class F 5.88% due 11/28/2035 (b)(f)	580,000	52,200
Provident Funding Mortgage Loan Trust, Series 2005-1, Class B1 4.7831% due 05/25/2035 (b)	1,744,696	398,554
Residential Accredit Loans, Inc., Series 2007-QS10, Class A1 6.50% due 09/25/2037	3,317,674	1,620,478

Active Bond Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Residential Accredit Loans, Inc., Series 2005-QA12, Class NB5 5.9513% due 12/25/2035 (b)	$2,452,957	$1,362,134
Residential Accredit Loans, Inc., Series 2007-QS11, Class A1 7.00% due 10/25/2037	2,761,977	1,421,557
Residential Asset Securitization Trust, Series 2006-A7CB, Class 2A1 6.50% due 07/25/2036	3,307,876	1,615,693
Salomon Brothers Mortgage Securities VII, Series 2000-C3, Class A2 6.592% due 12/18/2033	582,765	572,079
Salomon Brothers Mortgage Securities VII, Series 2001-C1, Class A3 6.428% due 12/18/2035	2,001,464	1,957,508
SBA CMBS Trust, Series 2006-1A, Class H 7.389% due 11/15/2036 (f)	5,370,000	3,544,200
SBA CMBS Trust, Series 2006-1A, Class J 7.825% due 11/15/2036 (f)	755,000	490,750
SBA CMBS Trust, Series 2005-1A, Class C 5.731% due 11/15/2035 (f)	4,716,000	3,301,200
SBA CMBS Trust, Series 2005-1A, Class D 6.219% due 11/15/2035 (f)	615,000	399,750
SBA CMBS Trust, Series 2005-1A, Class E 6.706% due 11/15/2035 (f)	545,000	327,000
Sequoia Mortgage Trust, Series 2005-3, Class A1 0.7075% due 04/15/2032 (b)	259,012	138,311
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-18, Class 6A1 5.2565% due 09/25/2035 (b)	2,243,627	1,354,591
Structured Asset Securities Corp., Series 1998-RF2, Class A 8.4613% due 07/15/2027 (b)(f)	325,432	324,989
Structured Asset Securities Corp., Series 2003-6A, Class B1 5.2725% due 03/25/2033 (b)	2,346,537	1,727,028
Timberstar Trust, Series 2006-1A, Class A 5.668% due 10/15/2036 (f)	4,800,000	3,161,616
Wachovia Bank Commercial Mortgage Trust, Series 2005-C22, Class E 5.3552% due 12/15/2044 (b)	3,640,000	922,996
Wachovia Bank Commercial Mortgage Trust, Series 2005-C17, Class XC 0.0927% IO due 03/15/2042 (f)	46,958,864	217,936
Wachovia Bank Commercial Mortgage Trust, Series 2005-C19, Class AJ 4.793% due 05/15/2044	1,862,483	818,045
WAMU Commercial Mortgage Securities Trust, Series 2007-SL3, Class A 5.9426% due 03/23/2045 (f)	2,501,755	1,238,399
WAMU Mortgage Pass Through Certificates, Series 2005-AR19, Class A1B3 0.8213% due 12/25/2045 (b)	1,085,736	347,020
WAMU Mortgage Pass Through Certificates, Series 2006-AR4, Class 1A1B 3.196% due 05/25/2046 (b)	2,724,580	572,162
WAMU Mortgage Pass Through Certificates, Series 2005-AR13, Class B1 1.0712% due 10/25/2045 (b)	3,840,186	768,037

The accompanying notes are an integral part of the financial statements.

14

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
WAMU Mortgage Pass Through Certificates, Series 2005-AR6, Class B1 1.0712% due 04/25/2045 (b)	$4,307,788	$430,779
WAMU Mortgage Pass Through Certificates, Series 2007-OA5, Class 1XPP 0.4785% IO due 06/25/2017	155,448,302	1,360,173
WAMU Mortgage Pass Through Certificates, Series 2007-OA6, Class 1XPP 0.4283% IO due 07/25/2047	85,317,014	719,862
Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2005-AR19, Class B1 1.1712% due 12/25/2045 (b)	2,250,421	450,084
Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2007-1, Class B1 6.1806% due 02/25/2037 (b)	1,940,075	163,122
Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2005-6, Class 1CB 6.50% due 08/25/2035	1,215,213	836,599
Washington Mutual Mortgage Pass Through Certificates, Series 2007-OA4, Class XPPP 0.4843% IO due 04/25/2047	68,343,963	598,010
Washington Mutual Mortgage Pass-Through, Series 2005-1, Class 6A1 6.50% due 03/25/2035	750,071	516,377
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR15, Class A3 5.6646% due 10/25/2036 (b)	4,170,304	1,405,755

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $392,639,444)		$254,359,010

ASSET BACKED SECURITIES - 3.44%
Alesco Preferred Funding, Ltd., Series 12A, Class B 5.3525% due 07/15/2037 (b)(f)	1,910,000	420,200
Alesco Preferred Funding, Ltd., Series 14A, Class B 3.86% due 09/23/2037 (b)(f)	2,410,000	482,000
Alesco Preferred Funding, Ltd., Series 15A, Class B1 2.1775% due 12/23/2037 (b)(f)	935,000	168,300
Amresco Residential Securities Mortgage Loan Trust, Series 1998-1, Class A6 6.51% due 08/25/2027	34,468	34,346
Ansonia CDO, Ltd. 5.812% due 07/28/2046 (f)	6,050,000	907,500
Anthracite, Ltd., Series 2002-2A, Class B 5.488% due 12/24/2037 (b)(f)	2,400,000	1,320,000
Anthracite, Ltd., Series 2002-CIBA, Class A 0.9112% due 05/24/2017 (b)(f)	2,645,817	1,587,490
Arbor Realty Mortgage Securities, Series 2006-1A, Class C 4.135% due 01/26/2042 (b)(f)	1,895,000	227,400
Arbor Realty Mortgage Securities, Series 2006-1A, Class F 4.585% due 01/26/2042 (b)(f)	3,145,000	157,250
Argent Securities, Inc., Series 2004-W1, Class M3 1.9212% due 03/25/2034 (b)	504,214	82,053
Capital Trust Re CDO, Ltd. 5.16% due 06/25/2035	3,000,000	1,796,250

Active Bond Trust (continued)

	Shares or Principal Amount	Value

ASSET BACKED SECURITIES (continued)
Capital Trust Re CDO, Ltd., Series 2005-1A, Class C 1.2575% due 03/20/2050 (b)(f)	$1,250,000	$312,500
Capital Trust Re CDO, Ltd., Series 2005-1A, Class E 2.6075% due 03/20/2050 (b)(f)	834,000	125,100
Capital Trust Re CDO, Ltd., Series 2005-1A, Class B 0.9775% due 03/20/2050 (b)(f)	1,600,000	160,000
Capital Trust Re CDO, Ltd., Series 2005-3A, Class A1 5.094% due 06/25/2035 (f)	2,711,269	2,169,015
Centex Home Equity, Series 2004-D, Class AF4 4.68% due 06/25/2032	780,000	375,968
Centex Home Equity, Series 2005-A, Class M4 1.2713% due 01/25/2035 (b)	875,000	626,046
Chase Issuance Trust, Series 2008-A1, Class A1 1.645% due 01/15/2012 (b)	3,200,000	3,035,725
Contimortgage Home Equity Loan Trust, Series 1995-2, Class A5 8.10% due 08/15/2025	21,969	18,553
Credit-Based Asset Servicing and Securitization, Series 2006-CB2, Class AF2 5.501% due 12/25/2036	3,519,576	2,919,785
Credit-Based Asset Servicing and Securitization, Series 2006-MH1, Class B1 6.25% due 09/25/2036 (f)	2,560,000	1,427,515
Crest, Ltd., Series 2000-1A, Class C 7.75% due 08/31/2036 (f)	3,450,000	1,069,500
Crest, Ltd., Series 2002-IGA, Class A 3.9662% due 07/28/2017 (b)(f)	5,664,733	4,078,608
Crest, Ltd., Series 2003-1A, Class B1 3.1312% due 05/28/2038 (b)(f)	2,400,000	960,000
CW Capital Cobalt I, Series 2005-1A, Class A1 2.4375% due 05/25/2045 (b)(f)	2,467,515	1,320,738
DB Master Finance LLC, Series 2006-1, Class-A2 5.779% due 06/20/2031 (f)	13,660,000	10,134,354
DB Master Finance LLC, Series 2006-1, Class-M1 8.285% due 06/20/2031 (f)	970,000	625,378
Dillon Read CMBS CDO, Ltd.,Series 2006-1A, Class A3 2.9012% due 12/05/2046 (b)(f)	6,125,000	490,000
Dominos Pizza Master Issuer LLC, Series 2007-1, Class M1 7.629% due 04/27/2037 (f)	2,940,000	1,176,000
Equity One ABS, Inc., Series 2004-1, Class M2 5.115% due 04/25/2034	353,567	172,856
Equity One ABS, Inc., Series 2004-1, Class M3 5.26% due 04/25/2034	353,567	159,620
Equity One ABS, Inc., Series 2004-2, Class AV2 0.7212% due 07/25/2034 (b)	32,203	10,228
Fremont Home Loan Trust, Series 2004-4, Class M7 2.1913% due 03/25/2035 (b)	732,531	53,108
GSAA Home Equity Trust, Series 2006-10, Class AF3 5.9846% due 06/25/2036 (b)	7,000,000	3,355,625
Highland Park CDO, Ltd., Series 2006-1A, Class A2 2.5575% due 11/25/2051 (b)(f)	8,670,000	1,127,100
JER CDO, Series 2006-2A, Class AFL 0.8012% due 03/25/2045 (b)(f)	3,699,783	924,946
JER CDO, Series 2006-2A, Class FFL 1.9713% due 03/25/2045 (b)(f)	2,000,000	100,000

The accompanying notes are an integral part of the financial statements.

15

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued (showing percentage of total net assets)

Active Bond Trust (continued)

	Shares or Principal Amount	Value

ASSET BACKED SECURITIES(continued)
Lehman XS Trust, Series 2005-5N, Class 3A2 0.8313% due 11/25/2035 (b)	$3,090,781	$875,679
Lehman XS Trust, Series 2006-2N, Class 1A2 0.8113% due 02/25/2046 (b)	6,930,652	1,515,681
LNR CDO, Ltd., Series 2006-1A, Class BFL 1.0213% due 05/28/2043 (b)(f)	3,300,000	397,072
Long Beach Mortgage Loan Trust, Series 2002-2, Class M2 2.2713% due 07/25/2032 (b)	1,117,633	473,588
Long Beach Mortgage Loan Trust, Series 2004-1, Class M3 1.1712% due 02/25/2034 (b)	1,200,000	855,514
New Century Home Equity Loan Trust, Series 2004-A, Class AII5 5.25% due 07/25/2034	990,000	812,853
Newcastle CDO, Ltd., Series 2005-7A, Class 2FL 0.9613% due 12/24/2050 (b)(f)	4,430,000	575,900
North Street Referenced Linked Notes, Series 2000-1A, Class C 5.215% due 07/30/2010 (b)(f)	2,500,000	1,125,000
N-Star Real Estate CDO, Ltd. 0.8213% due 07/27/2040 (b)(f)	2,800,000	840,000
N-Star Real Estate CDO, Ltd., Series 2006-7A, Class C 1.0712% due 06/22/2051 (f)	3,000,000	330,000
N-Star Real Estate CDO, Ltd., Series 2006-8A, Class E 2.65% due 02/01/2041 (b)(f)	2,360,000	472,000
Option One Mortgage Loan Trust, Series 2004-1, Class M1 1.0712% due 01/25/2034 (b)	761,275	453,718
Ownit Mortgage Loan, Series 2006-1, Class AF2 5.29% due 12/25/2036	4,779,753	4,055,142
Ownit Mortgage Loan, Series 2006-2, Class A2B 5.6329% due 02/25/2037	3,557,864	3,007,063
Prima Capital Ltd., Series 2006-CR1A, Class A1 5.417% due 12/25/2048	6,469,366	3,752,225
RAIT Preferred Funding, Ltd., Series 2007-2A, Class B 1.2713% due 06/25/2045 (b)(f)	3,000,000	750,000
Renaissance Home Equity Loan Trust, Series 2005-2, Class AF3 4.499% due 07/25/2035	958,464	910,433
Renaissance Home Equity Loan Trust, Series 2005-2, Class AF4 4.934% due 07/25/2035	1,870,000	800,309
Residential Accredit Loans, Inc., Series 2004-QS16, Class 1A1 5.50% due 12/25/2034	808,881	572,273
Residential Asset Mortgage Products, Inc., Series 2004-RS9, Class AI4 4.767% due 10/25/2032	624,723	458,504
Residential Asset Mortgage Products, Inc., Series 2004-RZ3, Class AI4 4.572% due 05/25/2033 (b)	520,381	352,348
Structured Asset Securities Corp., Series 2004-6XS, Class M1 4.92% due 03/25/2034	629,922	325,168

Active Bond Trust (continued)

	Shares or Principal Amount	Value

ASSET BACKED SECURITIES (continued)
Vanderbilt Acquisition Loan Trust, Series 2002-1, Class A3 5.70% due 09/07/2023	$106,971	$105,659
Wells Fargo Home Equity Trust, Series 2004-2, Class AI5 4.89% due 11/25/2028 (b)	2,451,000	2,327,558
Cedarwoods Credit CDO, Ltd., Series 2007-2A, Class B 0.8512% due 02/25/2052 (b)(f)	5,000,000	700,000
Lehman XS Trust, Series 2005-7N, Class 1A1B 0.7713% due 12/25/2035 (b)	2,218,746	635,079

TOTAL ASSET BACKED SECURITIES (Cost $157,006,535)		$71,589,823

SUPRANATIONAL OBLIGATIONS - 0.11

Financial - 0.08%
Corporacion Andina de Fomento
5.20% due 05/21/2013	736,000	655,438
6.875% due 03/15/2012	1,005,000	972,256

		1,627,694
Government - 0.03%
Central American Bank for Economic Integration 6.75% due 04/15/2013 (f)	638,000	719,974

TOTAL SUPRANATIONAL OBLIGATIONS (Cost $2,520,629)		$2,347,668

PREFERRED STOCKS - 0.24%

Communications - 0.06%
Telephone & Data Systems, Inc., 7.60%	80,100	1,201,500

Consumer, Non-cyclical - 0.09%
Ocean Spray Cranberries, Inc., 6.25%	22,216	1,910,576

Financial - 0.09%
Merrill Lynch & Company, Inc., Series MER, 8.625%	94,700	1,866,537

TOTAL PREFERRED STOCKS (Cost $6,224,710)		$4,978,613

TERM LOANS - 0.02%

Consumer, Cyclical - 0.02%
East Valley Tourist Development 9.72% due 08/06/2012 (b)	725,000	362,500

TOTAL TERM LOANS (Cost $719,764)		$362,500

WARRANTS - 0.00%

Basic Materials - 0.00%
New Gold, Inc. (Expiration date 06/28/2017, strike price CAD 15.00) *	20,662	5,021

TOTAL WARRANTS (Cost $0)		$5,021

The accompanying notes are an integral part of the financial statements.

16

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued (showing percentage of total net assets)

Active Bond Trust (continued)
	Shares or Principal Amount	Value

REPURCHASE AGREEMENTS - 0.91%
Repurchase Agreement with State Street Corp. dated 12/31/2008 at 0.00% to be repurchased at $18,966,000 on 01/02/2009, collateralized by $8,250,000 U.S. Treasury Bonds, 8.50% due 02/15/2020 (valued at $12,846,900, including interest) and $425,000 Federal Home Loan Bank, 2.275% due 04/24/2009 (valued at $434,031, including interest) and $4,805,000 Federal Home Loan Bank, 3.375% due 06/24/2011 (valued at $5,027,231, including interest) and $1,035,000 Federal National Mortgage Association, 4.125% due 06/16/2011 (valued at $1,045,350, including interest)	$18,966,000	$18,966,000

TOTAL REPURCHASE AGREEMENTS (Cost $18,966,000)		$18,966,000

SHORT TERM INVESTMENTS - 15.00%
Federal Agricultural Mortgage Corp. zero coupon due 01/15/2009	$13,000,000	$12,999,697
Federal Home Loan Bank Discount Notes zero coupon due 01/13/2009 to 01/14/2009	209,000,000	208,997,110
John Hancock Cash Investment Trust, 1.2465% (c)(h)	72,348,325	72,348,325
U.S. Treasury Bills zero coupon due 0 06/18/2009	17,575,000	17,566,279

TOTAL SHORT TERM INVESTMENTS (Cost $311,911,411)		$311,911,411

Total Investments (Active Bond Trust) (Cost $2,773,478,808) - 113.65%		$2,363,204,706
Liabilities in Excess of Other Assets - (13.65)%		(283,912,751)

TOTAL NET ASSETS - 100.00%		$2,079,291,955

Core Bond Trust
	Shares or Principal Amount	Value

U.S. TREASURY OBLIGATIONS - 10.92%

U.S. Treasury Bonds - 10.82%
2.75% due 10/31/2013	$1,688,000	$1,794,555
3.75% due 11/15/2018 (g)	13,887,000	15,720,501
4.375% due 02/15/2038	1,868,000	2,501,952
4.50% due 05/15/2038	90,000	122,836
5.00% due 05/15/2037	900	1,304
5.375% due 02/15/2031	3,092,000	4,248,600
6.25% due 05/15/2030	1,723,000	2,590,961
8.875% due 02/15/2019	965,000	1,483,537

		28,464,246

U.S. Treasury Notes - 0.10%
1.25% due 11/30/2010	104,000	105,117

Core Bond Trust (continued)
	Shares or Principal Amount	Value

U.S. TREASURY OBLIGATIONS (continued)
U.S. Treasury Notes (continued)
2.00% due 11/30/2013	$20,000	$20,519
2.75% due 02/28/2013	140,000	149,581
		275,217

TOTAL U.S. TREASURY OBLIGATIONS (Cost $26,797,242)		$28,739,463

U.S. GOVERNMENT AGENCY OBLIGATIONS - 52.92%

Federal Home Loan Bank - 0.75%
5.46% due 11/27/2015	1,968,043	1,981,623

Federal Home Loan Mortgage Corp. - 22.81%
3.57% due 06/15/2029	173,586	174,234
3.90% due 01/15/2023	546,873	553,458
4.00% due 09/01/2018	765,373	776,615
4.50% due 06/15/2025	371,000	365,499
5.00% due 10/01/2014	414,410	426,518
5.50% due 01/01/2017 to 04/01/2038	31,072,491	31,817,642
5.50% TBA **	9,500,000	9,669,570
5.734% due 05/01/2037 (b)	512,435	524,225
5.847% due 12/01/2036 (b)	332,036	339,376
5.921% due 04/01/2037 (b)	807,425	827,015
5.94% due 03/01/2037 to 05/01/2037 (b)	379,112	387,875
6.00% due 08/01/2016 to 05/01/2037	2,903,311	3,008,450
6.151% due 09/01/2037 (b)	685,282	703,097
6.289% due 06/01/2036 (b)	97,370	99,663
6.307% due 04/01/2037 (b)	326,323	334,999
6.371% due 10/01/2037 (b)	246,598	254,304
6.402% due 11/01/2037 (b)	132,368	135,514
6.50% due 07/01/2034 to 08/01/2038	8,242,405	8,583,080
6.50% TBA **	1,000,000	1,038,438

		60,019,572
Federal National Mortgage
Association - 24.34%
4.50% due 06/01/2013 to 04/01/2036	467,874	472,670
5.50% due 01/01/2019 to 08/01/2038	20,516,055	20,853,045
5.50% due 12/01/2023 to 12/01/2038 (g)	8,121,000	8,341,278
5.50% TBA **	19,501,000	19,951,956
5.746% due 05/01/2037 (b)	343,173	352,027
5.766% due 08/01/2037 (b)	509,575	522,575
5.882% due 02/01/2037 (b)	194,576	199,067
5.918% due 01/01/2037 (b)	1,196,111	1,226,810
5.946% due 01/01/2037 (b)	292,837	300,181
5.983% due 04/01/2037 (b)	236,659	243,016
6.00% due 05/01/2021 to 11/01/2023	1,289,314	1,339,861
6.004% due 04/01/2037 (b)	161,346	165,398
6.014% due 07/01/2037 (b)	195,262	200,360
6.02% due 01/01/2037 (b)	229,470	235,481
6.109% due 11/01/2037 (b)	581,305	597,988
6.115% due 12/01/2036 (b)	189,184	194,742
6.229% due 09/01/2037 (b)	652,431	671,933
6.277% due 09/01/2037 (b)	828,592	839,548
6.50% due 12/01/2037 to 05/01/2038	4,849,059	4,948,637
6.50% due 09/01/2038 (g)	24,839	25,847
7.00% due 08/01/2028 to 01/01/2035	749,409	787,964
7.00% TBA **	1,500,000	1,571,016

		64,041,400

The accompanying notes are an integral part of the financial statements.

17

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued (showing percentage of total net assets)

Core Bond Trust (continued)
	Shares or Principal Amount	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)

Government National Mortgage
Association - 5.02%
4.50% TBA **	$2,000,000	$2,013,750
5.50% due 12/20/2099	1,500,000	1,536,328
5.50% TBA **	2,500,000	2,548,828
6.00% due 12/01/2099	5,500,000	5,645,664
6.50% due 12/15/2032	1,388,175	1,461,868

		13,206,438

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $137,228,057)		$139,249,033

CORPORATE BONDS - 18.43%

Basic Materials - 0.47%
Alcoa, Inc. 6.00% due 07/15/2013	270,000	244,130
Rio Tinto Finance USA, Ltd.
5.875% due 07/15/2013	825,000	657,123
6.50% due 07/15/2018	450,000	329,927

		1,231,180
Communications - 3.20%
AT&T Broadband Corp. 8.375% due 03/15/2013	1,773,000	1,834,211
British Sky Broadcasting Group PLC 9.50% due 11/15/2018 (f)	405,000	413,466
British Telecommunications PLC 9.125% due 12/15/2030	420,000	446,436
Corning, Inc. 7.25% due 08/15/2036	135,000	108,755
France Telecom SA 7.75% due 03/01/2011	350,000	368,306
Qwest Corp. 7.50% due 10/01/2014	580,000	481,400
Rogers Cable, Inc. 5.50% due 03/15/2014	160,000	147,609
Rogers Wireless, Inc. 6.375% due 03/01/2014	790,000	750,972
SBC Communications, Inc. 5.10% due 09/15/2014	290,000	285,066
Telefonica Emisiones SAU
5.855% due 02/04/2013	155,000	150,668
5.984% due 06/20/2011	660,000	650,939
Thomson Reuters Corp. 5.95% due 07/15/2013	235,000	218,792
Verizon Communications, Inc.
8.75% due 11/01/2018	170,000	199,448
8.95% due 03/01/2039	160,000	206,670
Verizon Wireless Capital LLC
7.375% due 11/15/2013 (f)	1,125,000	1,186,965
8.50% due 11/15/2018 (f)	825,000	966,633

		8,416,336
Consumer, Cyclical - 0.75%
DaimlerChrysler N.A. Holding Corp., MTN 2.3463% due 03/13/2009 (b)	710,000	709,643
DaimlerChrysler NA Holding Corp.
6.50% due 11/15/2013	935,000	729,312
8.50% due 01/18/2031	150,000	109,683

Core Bond Trust (continued)
	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Consumer, Cyclical (continued)
Nordstrom, Inc. 7.00% due 01/15/2038	$225,000	$133,627
Yum! Brands, Inc. 6.875% due 11/15/2037	370,000	293,210

		1,975,475

Consumer, Non-cyclical - 2.18%
Altria Group, Inc. 9.70% due 11/10/2018	695,000	751,177
9.95% due 11/10/2038	195,000	212,318
AstraZeneca PLC 5.40% due 09/15/2012	380,000	401,312
Coventry Health Care, Inc. 5.95% due 03/15/2017	635,000	331,053
Diageo Capital PLC 5.20% due 01/30/2013	250,000	246,005
GlaxoSmithKline Capital, Inc. 6.375% due 05/15/2038	405,000	457,583
Kraft Foods, Inc. 6.125% due 02/01/2018	930,000	911,304
6.75% due 02/19/2014	205,000	212,742
Plains All American Pipeline LP 6.50% due 05/01/2018	456,000	363,659
Schering-Plough Corp. 6.55% due 09/15/2037	385,000	388,093
UnitedHealth Group, Inc. 6.875% due 02/15/2038	370,000	323,976
Wyeth 6.95% due 03/15/2011	1,107,000	1,152,812

		5,752,034

Diversified - 0.06%
Hutchison Whampoa International, Ltd. 7.45% due 11/24/2033 (f)	170,000	151,830

Energy - 2.49%
Devon Financing Corp., ULC 6.875% due 09/30/2011	790,000	797,237
El Paso Natural Gas Company 5.95% due 04/15/2017	155,000	123,166
Husky Energy, Inc. 6.80% due 09/15/2037	160,000	133,308
Husky Oil Company, Ltd. 7.55% due 11/15/2016	195,000	190,587
Kinder Morgan, Inc. 6.50% due 09/01/2012	1,295,000	1,094,275
Petrobras International Finance Company 5.875% due 03/01/2018	500,000	449,500
Petro-Canada 6.80% due 05/15/2038	305,000	230,163
Ras Laffan Liquefied Natural Gas Company, Ltd. III 6.332% due 09/30/2027 (f)	355,000	238,521
Shell International Finance BV 6.375% due 12/15/2038	605,000	680,618
Southern Natural Gas Company 5.90% due 04/01/2017 (f)	390,000	309,059
Spectra Energy Capital LLC 7.50% due 09/15/2038	300,000	255,916
TransCanada Pipelines, Ltd. 7.25% due 08/15/2038	230,000	228,947

The accompanying notes are an integral part of the financial statements.

18

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued (showing percentage of total net assets)

Core Bond Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Energy (continued)
Weatherford International, Inc.
5.95% due 06/15/2012	$230,000	$218,564
6.35% due 06/15/2017	295,000	251,764
Weatherford International, Ltd. 7.00% due 03/15/2038	155,000	118,965
XTO Energy, Inc.
5.75% due 12/15/2013	795,000	771,731
6.50% due 12/15/2018	470,000	454,971

		6,547,292
Financial - 7.38%
ACE INA Holdings, Inc.
5.70% due 02/15/2017	190,000	170,362
6.70% due 05/15/2036	90,000	78,861
Allied Capital Corp. 6.625% due 07/15/2011	1,155,000	890,250
American Express Bank FSB 5.50% due 04/16/2013	695,000	658,332
American Express Company 8.15% due 03/19/2038	175,000	200,679
Bank of America Corp.
5.375% due 06/15/2014	155,000	151,925
5.65% due 05/01/2018	460,000	462,730
Citigroup, Inc.
3.625% due 02/09/2009	340,000	338,916
6.125% due 05/15/2018	585,000	591,506
6.50% due 08/19/2013	1,835,000	1,851,673
8.40% due 04/29/2049 (b)	500,000	330,145
Credit Suisse New York 6.00% due 02/15/2018	685,000	629,053
Credit Suisse New York, MTN 5.00% due 05/15/2013	475,000	457,155
General Electric Capital Corp., Series A, MTN 3.75% due 12/15/2009	444,000	444,759
Goldman Sachs Capital II 5.793% due 12/29/2049 (b)	845,000	324,837
Goldman Sachs Group, Inc.
5.125% due 01/15/2015	400,000	366,986
6.75% due 10/01/2037	965,000	783,453
Health Care Property Investors, Inc. 5.65% due 12/15/2013	625,000	373,475
HSBC Holdings PLC 6.80% due 06/01/2038	255,000	269,469
JPMorgan Chase & Company 6.40% due 05/15/2038	365,000	431,780
JPMorgan Chase Bank NA, BKNT 6.00% due 10/01/2017	485,000	489,209
JPMorgan Chase Capital XXV, Series Y 6.80% due 10/01/2037	600,000	552,831
Lazard Group LLC
6.85% due 06/15/2017	675,000	429,712
7.125% due 05/15/2015	785,000	498,526
Liberty Mutual Group, Inc. 7.50% due 08/15/2036 (f)	376,000	228,952
Merrill Lynch & Company, Inc.
5.45% due 02/05/2013	165,000	158,605
Merrill Lynch & Company, Inc., MTN 6.875% due 04/25/2018	1,140,000	1,192,470

Core Bond Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Financial (continued)
Morgan Stanley
5.30% due 03/01/2013	$775,000	$702,840
6.25% due 08/28/2017	350,000	298,160
Morgan Stanley, MTN
5.95% due 12/28/2017	580,000	481,389
6.625% due 04/01/2018	1,520,000	1,333,481
PNC Funding Corp. 5.25% due 11/15/2015	421,000	405,477
The Goldman Sachs Group, Inc. 5.15% due 01/15/2014	465,000	418,792
US Bank NA, MTN 5.92% due 05/25/2012	1,146,221	1,239,730
WEA Finance LLC 7.125% due 04/15/2018 (f)	1,170,000	829,987
Westfield Group 5.40% due 10/01/2012 (f)	454,000	348,181

		19,414,688
Technology - 0.39%
Hewlett-Packard Company 6.125% due 03/01/2014	195,000	207,285
International Business Machines Corp 7.625% due 10/15/2018	155,000	185,875
Xerox Corp.
5.50% due 05/15/2012	240,000	201,132
6.35% due 05/15/2018	560,000	437,973

		1,032,265
Utilities - 1.51%
Allegheny Energy Supply Company LLC 8.25% due 04/15/2012 (f)	255,000	251,175
CMS Energy Corp. 6.55% due 07/17/2017	200,000	161,006
Commonwealth Edison 6.15% due 09/15/2017	205,000	190,619
Dominion Resources, Inc. 8.875% due 01/15/2019	885,000	954,374
DPL, Inc. 6.875% due 09/01/2011	780,000	767,503
Duke Energy Carolinas LLC 6.00% due 01/15/2038	145,000	157,970
Nevada Power Company, Series A 8.25% due 06/01/2011	560,000	571,542
Pacificorp 6.25% due 10/15/2037	325,000	343,568
Progress Energy, Inc. 6.85% due 04/15/2012	220,000	220,625
Virginia Electric and Power Company 8.875% due 11/15/2038	290,000	367,013

		3,985,395

TOTAL CORPORATE BONDS (Cost $51,879,704)		$48,506,495

COLLATERALIZED MORTGAGE OBLIGATIONS - 24.19%
American Tower Trust, Series 2007-1A, Class AFX 5.4197% due 04/15/2037 (f)	485,000	398,379
Banc of America Commercial Mortgage, Inc., Series 2008-1, Class A4 6.1576% due 12/10/2017 (b)	212,000	163,591

The accompanying notes are an integral part of the financial statements.

19

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued (showing percentage of total net assets)

Core Bond Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Banc of America Commercial Mortgage, Inc., Series 2000-1, Class A2A 7.333% due 11/15/2031 (b)	$445,417	$444,165
Banc of America Commercial Mortgage, Inc., Series 2002-PB2, Class B 6.309% due 06/11/2035	136,000	121,688
Banc of America Commercial Mortgage, Inc., Series 2003-1, Class A2 4.648% due 09/11/2036	316,000	280,453
Banc of America Commercial Mortgage, Inc., Series 2004-2, Class A5 4.58% due 02/10/2014	77,000	64,496
Bear Stearns Commercial Mortgage Securities, Inc., Series 2001-TOP2, Class A2 6.48% due 02/15/2035	374,000	365,114
Bear Stearns Commercial Mortgage Securities, Inc., Series 2001-TOP4, Class A3 5.61% due 11/15/2033	184,000	174,726
Bear Stearns Commercial Mortgage Securities, Inc., Series 2002-PBW1, Class A2 4.72% due 11/11/2035 (b)	303,000	273,530
Bear Stearns Commercial Mortgage Securities, Inc., Series 2000-WF1, Class A2 7.78% due 02/15/2032 (b)	2,461,635	2,463,192
Bear Stearns Commercial Mortgage Securities, Inc., Series 2004-ESA, Class C 4.937% due 05/14/2016 (f)	868,000	868,814
Bear Stearns Commercial Mortgage Securities, Inc., Series 2004-PWR6, Class A6 4.825% due 11/11/2041	87,000	75,174
Citigroup Commercial Mortgage Trust, Series 2008-C7, Class A4 6.0957% due 12/10/2049 (b)	1,128,000	870,896
Commercial Mortgage Asset Trust 6.975% due 01/17/2032	824,000	747,672
Commercial Mortgage Pass Through Certificates, Series 2001-J2A, Class A2 6.096% due 07/16/2034	916,000	880,631
Countrywide Alternative Loan Trust, Series 2006-OC6, Class 2A1 0.5412% due 07/25/2036 (b)	300,317	269,388
CS First Boston Mortgage Securities Corp. 6.53% due 06/15/2034	630,000	615,582
CS First Boston Mortgage Securities Corp., Series 2002-CP5, Class A2 4.94% due 12/15/2035	154,000	138,551
CS First Boston Mortgage Securities Corp., Series 2001-CF2, Class A4 6.505% due 02/15/2034	325,808	320,171
CS First Boston Mortgage Securities Corp., Series 2001-CK1, Class A3 6.38% due 12/18/2035	183,712	180,056
CS First Boston Mortgage Securities Corp., Series 2001-CKN5, Class A4 5.435% due 09/15/2034	359,998	333,036
CS First Boston Mortgage Securities Corp., Series 2002-CKN2, Class A3 6.133% due 04/15/2037	20,000	19,035
CS First Boston Mortgage Securities Corp., Series 2002-CKS4, Class A2 5.183% due 11/15/2036	1,264,000	1,155,341

Core Bond Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
CS First Boston Mortgage Securities Corp., Series 2003-C4, Class A4 5.137% due 08/15/2036 (b)	$208,000	$184,996
CS First Boston Mortgage Securities Corp., Series 2003-C5, Class A4 4.90% due 12/15/2036 (b)	229,000	200,190
CS First Boston Mortgage Securities Corp., Series 2003-CK2, Class A4 4.801% due 03/15/2036	179,000	158,856
CS First Boston Mortgage Securities Corp., Series 2003-CPN1, Class A2 4.597% due 03/15/2035	139,000	121,785
DLJ Commercial Mortgage Corp., Series 1999-CG3, Class A1B 7.34% due 10/10/2032	413,551	412,804
DLJ Commercial Mortgage Corp., Series 2000-CKP1, Class A1B 7.18% due 11/10/2033	380,897	379,343
DLJ Commercial Mortgage Corp., Series 1999-CG2,Class A1B 7.30% due 06/10/2032	223,316	222,799
Federal Home Loan Bank, Series 2007-2014, Class 1 5.34% due 03/20/2014	832,532	880,891
Federal Home Loan Mortgage Corp., Series 2003-2695, Class BG 4.50% due 04/15/2032	517,000	521,695
Federal Home Loan Mortgage Corp., Series 2003-2702, Class AD 4.50% due 08/15/2032	452,000	455,891
Federal Home Loan Mortgage Corp., Series 2004-2799, Class ME 5.00% due 08/15/2032	270,000	274,012
Federal Home Loan Mortgage Corp., Series 2004-2836, Class EG 5.00% due 12/15/2032	1,347,000	1,374,893
Federal Home Loan Mortgage Corp., Series 2004-2882, Class NC 5.00% due 10/15/2034	678,000	686,757
Federal Home Loan Mortgage Corp., Series 2005-3008, Class JM 4.50% due 07/15/2025	314,000	308,862
Federal Home Loan Mortgage Corp., Series 2007-3317, Class PG 5.00% due 04/15/2036	194,000	194,616
Federal Home Loan Mortgage Corp., Series 2008-3460, Class PC 5.00% due 08/15/2034	1,661,000	1,705,460
Federal Home Loan Mortgage Corp., Series 2564, Class BQ 5.50% due 10/15/2017	180,181	184,356
Federal Home Loan Mortgage Corp., Series 2590, Class BY 5.00% due 03/15/2018	45,000	45,641
Federal Home Loan Mortgage Corp., Series 3320, Class TB 5.50% due 06/15/2030	209,000	216,053
Federal Home Loan Mortgage Corp., Series 2003-2558, Class BD 5.00% due 01/15/2018	523,000	532,139

The accompanying notes are an integral part of the financial statements.

20

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Core Bond Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp., Series 2003-2590, Class NU 5.00% due 06/15/2017	$385,000	$398,029
Federal Home Loan Mortgage Corp., Series 2003-2603, Class KT 4.75% due 07/15/2014	655,399	674,519
Federal Home Loan Mortgage Corp., Series 2003-2623, Class AJ 4.50% due 07/15/2016	331,000	336,270
Federal Home Loan Mortgage Corp., Series 2003-2672, Class HA 4.00% due 09/15/2016	199,826	201,320
Federal Home Loan Mortgage Corp., Series 2003-2694, Class QG 4.50% due 01/15/2029	1,484,000	1,522,355
Federal Home Loan Mortgage Corp., Series 2004-2780, Class TB 3.00% due 12/15/2024	73,148	73,092
Federal Home Loan Mortgage Corp., Series 2004-2790, Class TN 4.00% due 05/15/2024	414,000	385,961
Federal Home Loan Mortgage Corp., Series 2005-3017, Class TA 4.50% due 08/15/2035	382,447	390,278
Federal Home Loan Mortgage Corp., Series 2005-3035, Class PA 5.50% due 09/15/2035	307,414	317,882
Federal Home Loan Mortgage Corp., Series 2007-3268, Class HC 5.00% due 12/15/2032	273,000	277,235
Federal Home Loan Mortgage Corp., Series 2007-3298, Class VB 5.00% due 11/15/2025	303,000	301,588
Federal Home Loan Mortgage Corp., Series 2007-3316, Class HA 5.00% due 07/15/2035	1,851,626	1,911,492
Federal Home Loan Mortgage Corp., Series 2007-3372, Class BD 4.50% due 10/15/2022	351,000	341,458
Federal Home Loan Mortgage Corp., Series 3079, Class MD 5.00% due 03/15/2034	549,000	557,048
Federal National Mortgage Association, Series 2001-81, Class HE 6.50% due 01/25/2032	5,715,102	5,923,849
Federal National Mortgage Association, Series 2001-T6, Class A 5.703% due 05/25/2011	57,099	59,324
Federal National Mortgage Association, Series 2004-3, Class HT 4.00% due 02/25/2019	163,000	157,749
Federal National Mortgage Association, Series 2007-26, Class BA 5.50% due 05/25/2029	137,000	139,390
Federal National Mortgage Association, Series 2003-108, Class BE 4.00% due 11/25/2018	362,000	352,768
Federal National Mortgage Association, Series 2003-113, Class PN 3.50% due 02/25/2013	17,016	16,969

Core Bond Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Federal National Mortgage Association, Series 2003-15, Class CH 4.00% due 02/25/2017	$135,599	$135,847
Federal National Mortgage Association, Series 2003-16, Class PN 4.50% due 10/25/2015	164,313	165,589
Federal National Mortgage Association, Series 2003-3, Class HJ 5.00% due 02/25/2018	338,000	344,683
Federal National Mortgage Association, Series 2003-30, Class ET 3.50% due 08/25/2016	297,655	297,459
Federal National Mortgage Association, Series 2004-34, Class PL 3.50% due 05/25/2014	80,151	79,874
Federal National Mortgage Association, Series 2004-60, Class PA 5.50% due 04/25/2034	258,637	267,557
Federal National Mortgage Association, Series 2005-58, Class MA 5.50% due 07/25/2035	223,986	230,909
Federal National Mortgage Association, Series 2005-69, Class JM 4.50% due 08/25/2025	681,000	665,446
Federal National Mortgage Association, Series 2007-113, Class DB 4.50% due 12/25/2022	415,000	401,140
Federal National Mortgage Association, Series 2007-30, Class MA 4.25% due 02/25/2037	542,487	536,611
Federal National Mortgage Association, Series 2007-39, Class NA 4.25% due 01/25/2037	2,024,204	2,013,133
First Horizon Alternative Mortgage Securities, Series 2006-FA6, Class 2A10 6.00% due 11/25/2036	288,639	236,421
First Horizon Alternative Mortgage Securities, Series 2006-RE1, Class A1 5.50% due 05/25/2035	513,948	269,823
First Union National Bank Commercial Mortgage, Series 2000-C2, Class A2 7.202% due 10/15/2032	265,259	266,495
First Union National Bank Commercial Mortgage, Series 1999-C4, Class A2 7.39% due 12/15/2031	60,693	60,562
First Union National Bank Commercial Mortgage, Series 2001-C4, Class B 6.417% due 12/12/2033	177,000	170,350
GE Capital Commercial Mortgage Corp, Series 2002-1A, Class A3 6.269% due 12/10/2035	263,000	246,984
GE Capital Commercial Mortgage Corp., Series 2001-2, Class A3 6.03% due 08/11/2033	113,213	111,850
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 2004-C1, Class A1 3.118% due 03/10/2038	24,181	24,130
GMAC Commercial Mortgage Securities, Inc., Series 2000-C1, Class A2 7.724% due 03/15/2033 (b)	462,654	462,626

The accompanying notes are an integral part of the financial statements.

21

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Core Bond Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
GMAC Commercial Mortgage Securities, Inc., Series 2000-C2, Class A2 7.455% due 08/16/2033 (b)	$1,604,770	$1,601,474
GMAC Commercial Mortgage Securities, Inc., Series 2000-C3, Class A2 6.957% due 09/15/2035	742,405	734,713
GMAC Commercial Mortgage Securities, Inc., Series 2002-C3, Class A2 4.93% due 07/10/2039	528,000	477,153
GMAC Commercial Mortgage Securities, Inc., Series 2003-C2, Class A2 5.4849% due 05/10/2040 (b)	205,000	184,250
Government National Mortgage Association, Series 2006-3, Class A 4.212% due 01/16/2028	89,578	90,272
Government National Mortgage Association, Series 2006-37, Class JG 5.00% due 07/20/2036	254,000	253,531
GS Mortgage Securities Corp II, Series 2001-GL3A, Class A2 6.449% due 08/05/2018 (b)	877,000	829,268
GS Mortgage Securities Corp II, Series 2005-GG4, Class AABA 4.68% due 07/10/2039	286,000	253,223
GSR Mortgage Loan Trust, Series 2006-8F, Class 3A5 6.25% due 09/25/2036	1,332,456	1,192,807
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2001-CIB3, Class A3 6.465% due 11/15/2035	924,000	893,987
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-CB15, Class ASB 5.79% due 06/12/2043 (b)	290,000	223,698
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2002-CIB5, Class A2 5.161% due 10/12/2037	150,000	136,662
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2003-CB7, Class A4 4.879% due 01/12/2038 (b)	1,060,000	908,912
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2004-C3, Class A1 3.765% due 01/15/2042	249,604	245,682
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP3, Class A1 4.655% due 08/15/2042	61,249	59,885
JPMorgan Commercial Mortgage Finance Corp., Series 2000-C10, Class A2 7.371% due 08/15/2032 (b)	274,548	273,929
LB-UBS Commercial Mortgage Trust, Series 2000-C5, Class A2 6.51% due 12/15/2026	497,445	489,938
LB-UBS Commercial Mortgage Trust, Series 2000-C4, Class A2 7.37% due 08/15/2026	160,828	160,718
LB-UBS Commercial Mortgage Trust, Series 2001-C2, Class A2 6.653% due 11/15/2027	324,000	318,069
LB-UBS Commercial Mortgage Trust, Series 2002-C2, Class A4 5.594% due 06/15/2031	647,000	604,561

Core Bond Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
LB-UBS Commercial Mortgage Trust, Series 2003-C3, Class A4 4.166% due 05/15/2032	$555,000	$475,474
LB-UBS Commercial Mortgage Trust, Series 2003-C5, Class A2 3.478% due 07/15/2027	2,548	2,533
Merrill Lynch Mortgage Trust, Series 2004-KEY2, Class A4 4.864% due 08/12/2039 (b)	433,000	358,962
Morgan Stanley Capital I, Series 2003-IQ5, Class A4 5.01% due 04/15/2038	501,000	452,124
Morgan Stanley Capital I, Series 2004-HQ3, Class A4 4.80% due 01/13/2041	340,000	288,965
Morgan Stanley Capital I, Series 2005-HQ5, Class AAB 5.037% due 01/14/2042	481,000	401,265
Morgan Stanley Capital I, Series 2005-HQ7, Class AAB 5.1849% due 11/14/2042 (b)	371,000	302,463
Morgan Stanley Dean Witter Capital I, Series 2003-HQ2, Class A2 4.92% due 03/12/2035	2,083,000	1,853,030
Morgan Stanley Dean Witter Capital I, Series 2001, Class A4 6.39% due 06/15/2011	541,180	525,467
Morgan Stanley Dean Witter Capital I, Series 2001-TOP1, Class A4 6.66% due 02/15/2033	735,896	724,345
Morgan Stanley Dean Witter Capital I, Series 2001-TOP5, Class A4 6.39% due 10/15/2035	1,088,000	1,050,130
Morgan Stanley Dean Witter Capital I, Series 2002-IQ2, Class A3 5.52% due 12/15/2035	32,396	32,204
Morgan Stanley Mortgage Loan Trust, Series 2007-6XS, Class 2A1S 0.5813% due 02/25/2047 (b)	133,667	126,901
Nomura Asset Securities Corp. 6.69% due 03/15/2030	994,000	974,636
Salomon Brothers Mortgage Securities VII, Series 2002-KEY2, Class A2 4.467% due 03/18/2036	315,418	293,675
Salomon Brothers Mortgage Securities VII, Series 2000-C3, Class A2 6.592% due 12/18/2033	291,404	286,061
Wachovia Bank Commercial Mortgage Trust, Series 2006-C26, Class A3 6.011% due 06/15/2045 (b)	524,000	427,803
Wachovia Bank Commercial Mortgage Trust, Series 2002-C1, Class A4 6.287% due 04/15/2034	337,000	321,564
Wachovia Bank Commercial Mortgage Trust, Series 2002-C2, Class A4 4.98% due 11/15/2034	1,087,000	964,298
Wachovia Bank Commercial Mortgage Trust, Series 2003-C5, Class A2 3.989% due 06/15/2035	166,000	137,034
Wachovia Bank Commercial Mortgage Trust, Series 2003-C6, Class A3 4.957% due 08/15/2035	1,164,000	1,093,052

The accompanying notes are an integral part of the financial statements.

22

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Core Bond Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Wachovia Bank Commercial Mortgage Trust, Series 2003-C8, Class A3 4.445% due 11/15/2035	$186,000	$176,505
Wachovia Bank Commercial Mortgage Trust, Series 2004-C10, Class A4 4.748% due 02/15/2041	176,000	144,920
Wachovia Bank Commercial Mortgage Trust, Series 2005-C18, Class A4 4.935% due 04/15/2042	209,000	169,186
Wachovia Bank Commercial Mortgage Trust, Series 2006-C26, Class APB 5.997% due 06/15/2045	375,000	289,725
WaMu Mortgage Pass Through Certificates, Series 2006-AR12, Class 1A1 6.062% due 10/25/2036 (b)	263,324	220,309

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $65,114,650)		$63,637,148

ASSET BACKED SECURITIES - 9.62%
Americredit Prime Automobile Receivable, Series 2007-1, Class A3 5.12% due 11/08/2011 (b)	538,000	533,142
Capital One Multi-Asset Execution Trust, Series 2005-A10, Class A 1.275% due 09/15/2015 (b)	481,000	338,874
Capital One Multi-Asset Execution Trust, Series 2005-A6, Class A6 4.8688% due 07/15/2015 (b)	397,000	306,327
Capital One Multi-Asset Execution Trust, Series 2006-A11, Class A11 1.285% due 06/17/2019 (b)	2,292,000	1,321,343
Capital One Multi-Asset Execution Trust, Series 2006-A5, Class A5 1.255% due 01/15/2016 (b)	450,000	332,827
Capital One Multi-Asset Execution Trust, Series 2006-A7, Class A7 1.225% due 03/17/2014 (b)	143,000	121,412
Capital One Multi-Asset Execution Trust, Series 2007-A4, Class A4 1.225% due 03/16/2015 (b)	790,000	592,524
Capital One Multi-Asset Execution Trust, Series 2008-A3, Class A3 5.05% due 02/15/2016	3,055,000	2,665,228
Capital One Multi-Asset Execution Trust, Series 2007-A7, Class A7 5.75% due 07/15/2020	880,000	661,164
Citicorp Residential Mortgage Securities, Inc., Series 2006-1, Class A1 5.956% due 07/25/2036 (b)	18,296	18,014
Citicorp Residential Mortgage Securities, Inc., Series 2006-1, Class A2 5.682% due 07/25/2036	280,000	263,701
Citicorp Residential Mortgage Securities, Inc., Series 2006-2, Class A2 5.557% due 09/25/2036	306,000	292,649
Citigroup Mortgage Loan Trust, Inc., Series 2007-AHL1, Class A2A 0.5113% due 12/25/2036 (b)	188,170	161,981

Core Bond Trust (continued)

	Shares or Principal Amount	Value

ASSET BACKED SECURITIES (continued)
Countrywide Asset-Backed Certificates, Series 2006-S1, Class A2 5.549% due 08/25/2021	$365,597	$303,505
Daimler Chrysler Master Owner Trust, Series 2006-A, Class A 1.225% due 11/15/2011 (b)	439,000	413,080
Discover Card Master Trust I, Series 2005-4, Class A2 1.285% due 06/16/2015 (b)	56,000	39,770
Discover Card Master Trust I, Series 2006-2, Class A3 1.275% due 01/19/2016 (b)	1,235,000	893,021
Discover Card Master Trust, Series 2007-A2, Class A2 2.3363% due 06/15/2015 (b)	678,000	520,427
Discover Card Master Trust, Series 2008-A3, Class A3 5.10% due 10/15/2013	1,249,000	1,173,831
Discover Card Master Trust, Series 2008-A4, Class A4 5.65% due 12/15/2015	2,352,000	2,087,849
Discover Card Master Trust, Series 2007-A1, Class A1 5.65% due 03/16/2020	869,000	658,054
Dominos Pizza Master Issuer LLC, Series 2007-1, Class A2 5.261% due 04/25/2037 (f)	480,000	306,169
Ford Credit Auto Owner Trust, Series 2006-C, Class A4A 5.15% due 02/15/2012	979,000	932,289
Ford Credit Auto Owner Trust, Series 2007-B, Class A4A 5.24% due 07/15/2012	100,000	91,519
Ford Credit Floorplan Master Owner Trust, Series 2006-4, Class A 1.445% due 06/15/2013 (b)	815,000	657,938
Great America Leasing Receivables, Series 2006-1, Class A3 5.34% due 01/15/2010 (f)	181,619	181,470
Harley-Davidson Motorcycle Trust, Series 2007-2, Class A4 5.12% due 08/15/2013	356,000	341,937
Harley-Davidson Motorcycle Trust, Series 2008-1, Class A3A 4.25% due 02/15/2013	424,000	408,781
Honda Auto Receivables Owner Trust, Series 2008-1, Class A4 4.88% due 09/18/2014	320,000	289,950
Huntington Auto Trust, Series 2008-1A, Class A3A 4.81% due 04/16/2012	1,168,000	1,077,324
Huntington Auto Trust, Series 2008-1A, Class A4 5.64% due 02/15/2013	344,000	330,461
Hyundai Auto Receivables Trust, Series 2008-A, Class A4 5.48% due 11/17/2014	253,000	217,524
Morgan Stanley ABS Capital I, Series 2007-HE2, Class A2A 0.5113% due 01/25/2037 (b)	100,364	93,018
Morgan Stanley Home Equity Loans, Series 2007-1, Class A1 0.5213% due 12/25/2036 (b)	95,031	87,151

The accompanying notes are an integral part of the financial statements.

23

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Core Bond Trust (continued)

	Shares or Principal Amount	Value

ASSET BACKED SECURITIES (continued)
Nissan Auto Receivables Owner Trust, Series 2007-B, Class A4 5.16% due 03/17/2014	$206,000	$194,726
SLM Student Loan Trust, Series 2005-6, Class A5B 4.735% due 07/27/2026 (b)	1,290,000	1,229,925
SLM Student Loan Trust, Series 2006-5, Class A4 3.615% due 04/25/2023 (b)	726,000	627,546
SLM Student Loan Trust, Series 2007-7, Class A4 3.865% due 01/25/2022 (b)	1,161,000	846,442
SLM Student Loan Trust, Series 2008-4, Class A4 5.185% due 01/24/2017 (b)	250,000	200,273
SLM Student Loan Trust, Series 2008-6, Class A4 4.635% due 07/25/2023 (b)	1,328,000	1,044,552
SLM Student Loan Trust, Series 2008-8, Class A4 5.035% due 04/25/2023 (b)	598,000	504,467
Swift Master Auto Receivables Trust, Series 2007-1, Class A 1.295% due 06/15/2012 (b)	323,000	219,830
Triad Auto Receivables Owner Trust, Series 2006-B, Class A3 5.41% due 08/12/2011	539,608	524,458
Triad Auto Receivables Owner Trust, Series 2006-C, Class A3 5.26% due 11/14/2011	294,080	285,094
Volkswagen Auto Loan Enhanced Trust, Series 2008-1, Class A3 4.50% due 07/20/2012	429,000	406,485
Washington Mutual Master Note Trust, Series 2007-A2, Class A2 1.225% due 05/15/2014 (b)	172,000	142,334
Washington Mutual Master Note Trust, Series 2006-A2A, Class 1.245% due 06/15/2015 (b)(f)	481,000	362,024

TOTAL ASSET BACKED SECURITIES (Cost $28,465,339)		$25,302,410

SUPRANATIONAL OBLIGATIONS - 0.17%

Government - 0.17%
Export-Import Bank Of Korea 5.50% due 10/17/2012	485,000	449,805

TOTAL SUPRANATIONAL OBLIGATIONS (Cost $486,936)		$449,805

Core Bond Trust (continued)

	Shares or Principal Amount	Value

REPURCHASE AGREEMENTS - 2.29%
Repurchase Agreement with State Street Corp. dated 12/31/2008 at 0.00% to be repurchased at $6,023,000 on 01/02/2009, collateralized by $5,445,000 Federal National Mortgage Association, 5.00% due 04/15/2015 (valued at $6,146,044, including interest)	$6,023,000	$6,023,000

TOTAL REPURCHASE AGREEMENTS (Cost $6,023,000)		$6,023,000

Total Investments (Core Bond Trust) (Cost $315,994,928) - 118.54%		$311,907,354
Liabilities in Excess of Other Assets - (18.54)%		(48,780,332)

TOTAL NET ASSETS - 100.00%		$263,127,022

Schedule of Securities Sold Short

	Shares or Principal Amount	Value

FEDERAL HOME LOAN MORTGAGE CORP. - 20.13%
Federal Home Loan Mortgage Corp. 6.00%, TBA **	$1,000,000	$1,038,906

TOTAL FEDERAL HOME LOAN MORTGAGE CORP. (Proceeds $1,037,656)		$1,038,906

FEDERAL NATIONAL MORTGAGE ASSOCIATION - 79.87%
Federal National Mortgage Association 5.50%, TBA **	4,000,000	$4,120,938

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (Proceeds $4,112,969)		$4,120,938

Total Securities Sold Short (Core Bond Trust) (Proceeds $5,150,625)		$5,159,844

Floating Rate Income Trust

	Shares or Principal Amount	Value

TERM LOANS - 81.99%
Basic Materials - 8.16%
Berry Plastics Holding Company 3.876% due 04/03/2015 (b)	$6,453,385	$4,073,699
Brenntag, Term Loan B 7.0972% due 12/23/2013 (b)	2,500,000	1,875,000
Georgia Pacific LLC, Tranche B1 4.108% due 12/23/2013 (b)	16,988,080	13,795,731
Georgia Pacific LLC, Tranche B2 3.312% due 12/20/2012 (b)	1,662,007	1,349,687
Graham Packaging Company, Inc. 5.499% due 10/07/2011 (b)	5,443,372	3,905,620
Graphic Packaging, Inc., Tranche B 5.205% due 05/03/2014 (b)	6,119,776	4,261,744

The accompanying notes are an integral part of the financial statements.

24

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Floating Rate Income Trust (continued)

	Shares or Principal Amount	Value

TERM LOANS (continued)

Basic Materials (continued)
Lyondell Chemical Company
7.00% due 12/20/2014 (b)	$6,741,263	$2,918,967
7.00% due 12/20/2014 (b)	1,994,987	863,829
Lyondell Chemical Company, Tranche B3 7.00% due 12/20/2014 (b)	7,218,737	3,125,713
NewPage Corp., Tranche B 5.313% due 11/05/2014 (b)	5,467,469	3,440,602
Norada Aluminum, Inc., Term Loan B 4.239% due 05/18/2014 (b)	6,978,843	4,047,729
Sunguard Homes, Tranche B 4.017% due 08/15/2012 (b)	9,941,900	6,770,434

		50,428,755

Communications - 17.45%
ALLTEL Communications, Inc., Tranche B2 4.371% due 05/15/2015 (b)	13,444,535	13,179,005
Cablevision Systems Corp., Tranche B 2.945% due 03/30/2013 (b)	11,288,418	9,590,448
Centennial Cellular, Tranche B 3.512% due 02/09/2011 (b)	4,640,067	4,381,550
Charter Communications, Inc., Tranche B 5.064% due 03/15/2014 (b)	13,821,664	10,089,815
Charter Communications, Inc., Tranche B2 8.50% due 03/06/2014 (b)	3,512,669	2,760,371
Citadel Broadcasting Corp., Tranche B 2.83% due 06/12/2014 (b)	3,275,000	1,310,000
CMP Susquehanna Corp. 2.967% due 06/07/2013 (b)	1,484,199	311,682
Dex Media West LLC, Tranche B 7.133% due 10/13/2014 (b)	5,000,000	2,000,000
Direct TV Holdings, Inc., Tranche C 5.25% due 04/13/2013 (b)	7,960,000	7,091,007
Idearc, Inc., Tranche B 3.417% due 11/01/2014 (b)	7,393,717	2,255,084
Insight Midwest Holdings LLC, Tranche B 3.91% due 04/10/2014 (b)	4,250,000	3,134,375
Level 3 Communications, Inc., Tranche B 7.00% due 03/01/2014 (b)	8,000,000	4,790,000
Lodgenet Entertainment Corp., Tranche B 3.46% due 04/04/2014 (b)	5,188,169	1,893,682
Metropcs Wireless, Inc. Tranche B 4.508% due 02/20/2014 (b)	8,489,822	6,783,902
Newsday LLC 9.75% due 07/15/2013 (b)	4,000,000	3,200,000
Nielsen Finance, Tranche B 4.244% due 08/15/2013 (b)	4,962,009	3,328,665
Panamsat Corp., Tranche B 6.650% due 06/30/2013 (b)	14,179,192	10,695,166
Quebecor World, Inc., Tranche B 6.819% due 01/17/2013 (b)	2,401,480	1,921,184
Qwest Corp., Term Loan B 6.95% due 06/30/2010 (b)	3,500,000	3,202,500
Telesat Canada, Tranche D Delayed Draw 4.46% due 10/15/2014 (b)	5,368,555	3,656,367
Tribune Company 7.084% due 05/17/2009 (b)	2,462,857	674,823
Univision Communications, Inc., Tranche B 2.711% due 09/15/2014 (b)	5,625,000	2,240,623

Floating Rate Income Trust (continued)

	Shares or Principal Amount	Value

TERM LOANS (continued)

Communications (continued)
UPC Broadband Holding NV 3.181% due 03/30/2014 (b)	$5,500,000	$3,581,875
Virgin Media Tranche B4 7.50% due 01/15/2014 (b)	3,946,549	2,940,179
Windstream Corp., Tranche B 6.050% due 07/17/2013 (b)	3,275,126	2,774,303

		107,786,606

Consumer, Cyclical - 36.32%
AMC Entertainment, Inc., Term Loan B 2.221% due 01/26/2013 (b)	2,000,000	1,436,000
Amscan Holdings, Inc., Tranche B 3.93% due 05/01/2013 (b)	7,665,486	4,790,928
Aramark Corp. 4.675% due 01/31/2014 (b)	9,342,961	7,661,228
Bolthouse Farms, Inc., Tranche B 6.188% due 12/16/2012 (b)	5,462,984	4,042,608
Carmike Cinemas, Inc., Term Loan
5.33% due 05/19/2012 (b)	5,130,311	3,604,043
6.13% due 05/19/2012 (b)	4,266,709	2,997,363
CCM Merger, Inc., Tranche B 3.666% due 07/21/2012 (b)	5,479,053	2,465,574
Cedar Fair LP, Tranche B 2.461% due 06/13/2012 (b)	3,464,467	2,165,292
Community Health Systems, Inc., Tranche B 4.445% due 07/02/2014 (b)	18,370,914	14,242,051
Constellation Brands, Inc., Term Loan B 3.511% due 06/05/2013 (b)	6,997,605	6,140,398
DaVita, Tranche B1 3.295% due 03/15/2014 (b)	7,000,000	6,085,002
Delta Air Lines, Inc., Tranche A 3.943% due 04/30/2012 (b)	4,937,450	3,120,468
Dole Food Company, Inc., Letter of Credit 6.819% due 04/12/2013 (b)	6,433,269	4,460,398
Dollar General Corp., Tranche B 5.015% due 07/15/2014 (b)	8,000,000	6,150,000
Dubai Aerospace Enterprise, Term Loan Strip 6.276% due 07/31/2014 (b)	5,979,195	2,989,598
Education Management, Tranche C 3.25% due 06/12/2013 (b)	3,580,451	2,241,362
First Data Corp., Tranche B2 3.211% due 10/15/2014 (b)	8,695,470	5,497,711
General Nutrition Center, Tranche B 4.892% due 09/06/2013 (b)	6,107,440	4,000,373
Golden Nugget, Inc., Tranche B 2.48% due 06/14/2014 (b)	3,750,000	975,000
Graphic Packaging, Inc., Tranche C 6.683% due 05/16/2014 (b)	5,173,628	3,818,137
Hanes Brands, Inc., Tranche B 5.156% due 10/15/2013 (b)	4,508,966	3,577,112
Harrah’s Operating Company, Inc., Tranche B2 6.530% due 02/28/2015 (b)	12,938,719	7,479,304
Hawker Beechcraft Corp., Inc., Tranche B 2.789% due 03/26/2014 (b)	6,339,831	3,265,013
HCA, Inc., Tranche A 2.959% due 11/16/2012 (b)	1,467,665	1,232,838
HCA, Inc., Tranche B 3.709% due 11/01/2013 (b)	18,431,799	14,411,363

The accompanying notes are an integral part of the financial statements.

25

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Floating Rate Income Trust (continued)

	Shares or Principal Amount	Value

TERM LOANS (continued)

Consumer, Cyclical (continued)
Health Management Associates, Inc., Tranche B 3.2088% due 01/16/2014 (b)	$8,732,312	$5,339,189
Hercules Offshore LLC, Tranche B 3.21% due 07/11/2013 (b)	4,974,811	3,208,753
HVHC, Inc., Tranche B 3.71% due 08/15/2013 (b)	2,800,322	2,072,238
Iasis Healthcare Corp., Tranche B 2.461% due 05/01/2014 (b)	7,321,785	5,193,891
Iconix, Inc., Tranche B 3.71% due 05/01/2014 (b)	2,943,021	2,089,545
Invitrogen Corp., Term Loan B 5.25% due 06/11/2015 (b)	4,221,165	3,936,237
Las Vegas Sands LLC, Tranche B 2.22% due 05/08/2014 (b)	6,201,802	2,783,921
Manor Care, Tranche B 3.212% due 11/15/2014 (b)	5,472,238	3,684,639
Metro-Goldwyn-Mayer, Inc., Term Loan B 4.241% due 04/08/2011 (b)	6,225,697	2,552,536
Michaels Stores, Inc., Tranche B 3.523% due 10/31/2013 (b)	5,454,130	2,804,787
Neiman Marcus Group, Inc., Tranche B 4.193% due 03/13/2013 (b)	8,444,036	5,335,094
Novelis, Inc., Term Loan 3.46% due 07/06/2014 (b)	4,987,342	3,142,025
Oceania Cruises, Inc., Tranche B 3.71% due 05/01/2014 (b)	1,487,465	669,359
Penn National Gaming, Inc., Term Loan B 3.563% due 10/03/2012 (b)	7,379,757	5,928,402
Petco Animal Supplies, Inc., Tranche B 4.479% due 11/15/2013 (b)	7,474,751	4,509,764
Pharmaceutical Health Technologies, Tranche B 3.709% due 04/15/2014 (b)	5,223,552	3,108,013
Quicksilver Resource, Inc., 2nd Lien 7.75% due 08/08/2013 (b)	3,515,625	2,267,578
QUIZNO’S Corp. 3.75% due 05/05/2012 (b)	1,979,696	1,029,442
Regal Cinemas, Tranche B 3.209% due 10/19/2010 (b)	6,230,964	4,513,985
Rental Service Corp., 2nd Lien 7.294% due 12/01/2013 (b)	2,000,000	1,051,260
Royalty Pharma, Tranche B 3.709% due 05/15/2014 (b)	6,974,747	6,126,151
Sally Holdings LLC, Tranche B 3.873% due 11/15/2013 (b)	4,970,224	3,512,293
Select Medical Corp., Tranche B 4.153% due 02/24/2012 (b)	4,217,224	2,888,798
Thomson Learning Holdings, Tranche B 2.960% due 11/05/2014 (b)	5,957,337	3,849,101
Transdigm, Term Loan B 3.498% due 07/01/2012 (b)	4,500,000	3,555,000
Tropicana Entertainment, Tranche B 6.50% due 12/15/2011 (b)	4,000,000	913,332
United Air Lines, Inc., Tranche B 2.647% due 01/12/2014 (b)	7,727,495	3,662,833
Vanguard Health Holdings, Tranche B 3.298% due 05/18/2011 (b)	6,396,008	5,196,756
Venetian Macau 2.72% due 04/01/2013 (b)	500,000	234,375

Floating Rate Income Trust (continued)

	Shares or Principal Amount	Value

TERM LOANS (continued)

Consumer, Cyclical (continued)
Venetian Macau, Tranche B 2.72% due 04/01/2013 (b)	$2,655,000	$1,244,531
Venetian Macau, Tranche Delayed Draw 2.72% due 04/01/2013 (b)	345,000	161,719
Wesco Aircraft Add On, Term Loan 2.720% due 09/29/2013 (b)	1,500,000	1,120,001
Wesco Aircraft Hardware, Term B 3.466% due 09/29/2013 (b)	2,500,000	1,866,668
Wrigley WM Jr. Company, Term Loan B 7.75% due 09/30/2014 (b)	4,950,000	4,720,374
Yankee Candle, Term Loan B 3.404% due 01/15/2014 (b)	2,500,000	1,252,500

		224,374,254
Consumer, Non-cyclical - 9.24%
Acosta, Tranche B 2.72% due 08/15/2013 (b)	2,224,731	1,334,839
Activant Solutions, Inc., Tranche B 6.066% due 05/02/2013 (b)	3,138,548	1,945,900
Adesa, Inc., Tranche B 3.244% due 09/22/2013 (b)	3,847,693	2,140,279
Affinion Group, Tranche B 4.645% due 10/17/2012 (b)	6,000,000	4,080,000
Allison Transmission, Inc., Tranche B 4.581% due 08/07/2014 (b)	6,259,233	3,460,461
Asurion Corp. Tranche B 5.197% due 07/02/2014 (b)	7,000,000	4,711,875
Bausch & Lomb, Inc., Tranche B 4.709% due 04/11/2015 (b)	8,450,970	5,641,022
Biomet, Inc., Tranche B 4.459% due 03/25/2015 (b)	6,407,610	5,450,474
Fenwal, Inc. 4.446% due 03/01/2014 (b)	7,963,379	4,817,845
Ford Motor Company, Tranche B 5.00% due 11/29/2013 (b)	6,977,215	2,799,608
General Motors Corp., Tranche B 5.795% due 12/15/2013 (b)	5,473,478	2,463,065
Hanger Orthopedic Group, Inc., Tranche B 2.48% due 07/15/2014 (b)	1,478,174	1,164,062
Hertz Corp. 3.3155% due 01/21/2012 (b)	8,171,178	4,793,760
Nacco, Tranche B 4.227% due 03/21/2013 (b)	1,236,222	642,836
Sensata Technologies, Term Loan B 5.258% due 04/27/2013 (b)	5,477,099	2,738,549
Ticketmaster, Term Loan 6.64% due 08/01/2014 (b)	3,000,000	2,040,000
US Investigations Services, Inc., Tranche B 4.275% due 02/21/2015 (b)	6,079,377	4,377,151
Visteon, Tranche B 7.75% due 06/20/2013 (b)	6,500,000	1,549,164
West Corp., Tranche B 3.466% due 10/01/2013 (b)	1,488,665	910,745

		57,061,635

Energy - 8.82%
Ashmore Energy International, Tranche B 4.459% due 05/30/2014 (b)	6,895,127	3,999,174
Brand Energy Services, Tranche B 3.782% due 02/07/2014 (b)	5,468,681	3,244,749

The accompanying notes are an integral part of the financial statements.

26

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Floating Rate Income Trust (continued)

	Shares or Principal Amount	Value

TERM LOANS (continued)

Energy (continued)
Calpine Corp. 4.335% due 03/29/2009 (b)	$14,691,206	$10,777,043
Dynegy Holdings, Inc. 1.970% due 04/02/2013 (b)	7,486,097	5,595,858
Energy Future Holdings Corp., Tranche B3 5.360% due 10/10/2014 (b)	18,491,078	12,781,957
Express Energy Service, Term Loan 8.500% due 07/02/2013 (b)	3,950,000	1,580,000
Meg Energy, Tranche B 3.46% due 04/15/2013 (b)	5,665,855	3,654,477
NRG Energy, Inc., Tranche B
2.676% due 02/01/2013 (b)	6,875,000	5,938,281
2.959% due 02/01/2013 (b)	1,000,000	863,750
TXU Energy, Tranche B2 5.582% due 10/10/2014 (b)	8,727,444	6,032,845

		54,468,134

Financial - 0.22%
Chrysler Financial, Tranche B 6.00% due 08/03/2012 (b)	1,732,456	872,415
Lender Processing Services, Tranche B 2.96% due 06/18/2014 (b)	498,750	463,214

		1,335,629

Industrial - 0.91%
Freescale Semiconductor, Inc., Tranche B 3.931% due 12/01/2013 (b)	5,945,659	3,329,569
Oshkosh Truck Corp. Tranche B 3.425% due 12/06/2013 (b)	1,783,057	1,032,688
Swift Transport, Term Loan B 5.832% due 05/15/2014 (b)	3,500,000	1,242,500

		5,604,757

Technology - 0.87%
CGG, Tranche B 4.993% due 01/30/2014 (b)	6,801,476	5,373,166

TOTAL TERM LOANS (Cost $664,601,636)		$506,432,936

U.S. GOVERNMENT AGENCY OBLIGATIONS - 17.11%

Federal Home Loan Bank - 17.11%
4.50% due 10/09/2009 (a)	47,000,000	48,414,559
5.00% due 09/18/2009	55,600,000	57,300,971

		105,715,530

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $105,736,879)		$105,715,530

CORPORATE BONDS - 6.67%

Basic Materials - 0.17%
Abitibi-Consolidated Company of Canada 15.50% due 07/15/2010 (f)	1,127,000	326,830
Georgia Gulf Corp. 9.50% due 10/15/2014	2,500,000	750,000

		1,076,830

Communications - 2.30%
Citizens Communications Company 7.875% due 01/15/2027	1,600,000	928,000
iPCS, Inc. 5.3175% due 05/01/2013 (b)(f)	5,500,000	3,905,000

Floating Rate Income Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Communications (continued)
Sprint Capital Corp. 7.625% due 01/30/2011	$2,500,000	$2,087,500
Time Warner Cable, Inc. 8.75% due 02/14/2019 (b)	2,400,000	2,609,604
Verizon Communications, Inc. 8.75% due 11/01/2018	4,000,000	4,692,888

		14,222,992

Consumer, Cyclical - 0.61%
Continental Airlines, Inc., Series 01-1 6.503% due 06/15/2011	375,000	290,625
Continental Airlines, Inc., Series 974A 6.90% due 01/02/2018	1,233,754	987,003
Continental Airlines, Inc., Series 981A 6.648% due 09/15/2017	283,345	206,842
Continental Airlines, Inc., Series 991A 6.545% due 02/02/2019	1,598,070	1,278,456
Neiman Marcus Group, Inc.
9.00% due 10/15/2015 (f)	630,000	277,200
10.375% due 10/15/2015	570,000	245,100
Station Casinos, Inc. 7.75% due 08/15/2016 (a)	2,550,000	484,500

		3,769,726

Consumer, Non-cyclical - 0.11%
Hertz Corp. 10.50% due 01/01/2016	1,500,000	684,375

Energy - 1.58%
Chesapeake Energy Corp. 7.625% due 07/15/2013	5,895,000	5,069,700
El Paso Corp. 7.00% due 06/15/2017	3,000,000	2,347,815
Williams Companies, Inc. 7.625% due 07/15/2019	3,000,000	2,343,750

		9,761,265

Financial - 1.36%
Ford Motor Credit Company LLC 12.00% due 05/15/2015	5,400,000	4,032,499
Forest City Enterprises, Inc. 7.625% due 06/01/2015	1,470,000	514,500
GMAC LLC 3.3988% due 05/15/2009 (b)	4,000,000	3,820,000

		8,366,999

Industrial - 0.54%
Nortek, Inc. 10.00% due 12/01/2013 (f)	2,500,000	1,700,000
NXP BV/NXP Funding LLC
7.5025% due 10/15/2013 (b)	2,000,000	665,000
7.875% due 10/15/2014	2,500,000	975,000

		3,340,000

TOTAL CORPORATE BONDS (Cost $54,172,153)		$41,222,187

SHORT TERM INVESTMENTS - 7.57%
John Hancock Cash Investment Trust, 1.2465% (c)(h)	$46,748,850	$46,748,850

TOTAL SHORT TERM INVESTMENTS (Cost $46,748,850)		$46,748,850

The accompanying notes are an integral part of the financial statements.

27

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Floating Rate Income Trust (continued)

	Shares or Principal Amount	Value

REPURCHASE AGREEMENTS - 1.72%
Repurchase Agreement with State Street Corp. dated 12/31/2008 at 0.00% to be repurchased at $10,625,000 on 01/02/2009, collateralized by $10,500,000 U.S. Treasury Notes, 3.625% due 10/31/2009 (valued at $10,840,200, including interest)	$10,625,000	$10,625,000

TOTAL REPURCHASE AGREEMENTS (Cost $10,625,000)		$10,625,000

Total Investments (Floating Rate Income Trust) (Cost $881,884,518) - 115.06%		$710,744,503
Liabilities in Excess of Other Assets - (15.06)%		(93,024,276)

TOTAL NET ASSETS - 100.00%		$617,720,227

Global Bond Trust

	Shares or Principal Amount	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS - 41.92%

Federal Home Loan Bank - 0.26%
4.449% due 10/13/2009	$2,300,000	$2,303,395
Federal Home Loan Mortgage Corp. - 7.50%
5.133% due 03/01/2035 (b)	910,610	919,780
5.50% TBA **	63,000,000	64,520,858

		65,440,638
Federal National Mortgage
Association - 17.31%
0.8213% due 03/25/2044 (b)	169,442	161,859
0.8712% due 09/25/2032 (b)	43,296	41,713
4.50% TBA **	1,000,000	1,010,000
4.521% due 11/01/2034 (b)	2,928,860	2,910,537
4.938% due 12/01/2034 (b)	647,080	649,366
5.00% due 11/25/2032 to 08/01/2037	4,818,842	4,700,099
5.00% TBA **	17,600,000	17,927,937
5.066% due 05/01/2035 (b)	543,597	549,713
5.50% due 03/01/2048	9,740,916	9,711,618
5.50% TBA **	34,200,000	35,087,063
6.00% TBA **	76,000,000	78,297,814

		151,047,719

Government National Mortgage
Association - 16.68%
5.125% due 11/20/2023 to 10/20/2026 (b)	101,666	100,472
5.25% due 01/20/2030 (b)	36,879	36,572
5.375% due 02/20/2024 to 06/20/2030 (b)	128,734	128,675
6.00% due 08/20/2034 to 11/20/2038	22,031,901	22,550,372
6.00% due 09/20/2038 ***	24,879,777	25,721,404
6.00% TBA **	69,000,000	71,237,111
6.50% due 08/20/2038	2,825,235	2,922,242
6.50% TBA **	22,000,000	22,897,186

		145,594,034

Small Business Administration - 0.17%
4.12% due 03/01/2014	1,327,162	1,296,710
6.64% due 02/10/2011	36,872	38,142

Global Bond Trust (continued)

	Shares or Principal Amount		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)

Small Business Administration (continued)
7.22% due 11/01/2020		$128,791	$136,740

			1,471,592

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $360,826,826)			$365,857,378

FOREIGN GOVERNMENT OBLIGATIONS - 45.14%

Canada - 2.13%
Province of Ontario, Canada
4.70% due 06/02/2037	CAD	5,700,000	4,614,068
5.00% due 12/01/2038		5,200,000	4,261,852
5.00% due 06/01/2037		1,600,000	1,656,768
5.60% due 06/02/2035		1,900,000	1,715,789
5.75% due 12/01/2036		3,200,000	2,878,646
6.35% due 06/18/2031		125,000	121,824
8.00% due 06/01/2023		2,700,000	3,355,742

			18,604,689

Denmark - 0.03%
Realkredit Danmark A/S, Series 73D 5.00% due 10/01/2038 (b)	DKK	1,380,765	245,485

France - 3.90%
Government of France
4.00% due 04/25/2055	EUR	600,000	898,671
4.00% due 10/25/2038		13,300,000	19,476,892
4.75% due 04/25/2035		3,100,000	4,966,048
5.75% due 10/25/2032		4,900,000	8,679,565

			34,021,176

Germany - 2.49%
Federal Republic of Germany
4.00% due 01/04/2037		1,100,000	1,638,290
4.25% due 07/04/2039		8,000,000	12,629,653
4.75% due 07/04/2034		1,600,000	2,567,677
6.25% due 01/04/2024		2,700,000	4,914,352

			21,749,972

Japan - 31.61%
Government of Japan
0.50% due 06/20/2013	JPY	130,000,000	1,425,096
0.80% due 12/10/2015		482,220,000	4,602,501
0.90% due 12/20/2012		3,350,000,000	37,394,056
1.00% due 06/10/2016		1,517,040,000	14,506,015
1.10% due 12/10/2016		2,357,500,000	22,599,752
1.10% due 09/20/2012		5,930,000,000	66,714,888
1.20% due 03/10/2017		298,700,000	2,889,465
1.20% due 06/10/2017		5,402,590,000	51,737,324
1.20% due 03/20/2012		340,000,000	3,828,989
1.20% due 12/10/2017		306,600,000	2,932,402
1.40% due 06/10/2018		40,840,000	393,262
1.50% due 12/20/2017		530,000,000	6,094,936
1.60% due 09/20/2013		400,000,000	4,605,083
2.30% due 06/20/2035		2,035,000,000	24,690,510
2.30% due 05/20/2030		165,000,000	1,982,204
2.40% due 03/20/2034		450,000,000	5,545,668
2.50% due 03/20/2036		250,000,000	3,157,206
2.50% due 09/20/2036		1,640,000,000	20,733,327

			275,832,684

The accompanying notes are an integral part of the financial statements.

28

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Global Bond Trust (continued)

	Shares or Principal Amount		Value

FOREIGN GOVERNMENT OBLIGATIONS (continued)

Netherlands - 0.82%
Kingdom of Netherlands
4.00% due 01/15/2037	EUR	2,400,000	$3,479,201
5.50% due 01/15/2028		2,190,000	3,680,779

			7,159,980

Spain - 0.17%
Banco Bilbao Vizcaya Argentaria SA 2.75% due 06/07/2010		1,100,000	1,514,384
United Kingdom - 3.99%
Government of United Kingdom
4.25% due 03/07/2036	GBP	3,300,000	5,108,960
4.25% due 06/07/2032		12,900,000	19,511,424
4.50% due 12/07/2042		2,200,000	3,598,603
4.75% due 12/07/2038		3,500,000	5,974,644
6.00% due 12/07/2028		335,000	618,313

			34,811,944

TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $353,132,683)			$393,940,314

CORPORATE BONDS - 50.37%

Australia - 0.02%
National Australia Bank 5.75% due 12/19/2013	AUD	240,000	166,477

Canada - 2.42%
Alcan, Inc. 6.45% due 03/15/2011		$1,100,000	969,062
Canada Housing Trust No 1 3.95% due 06/15/2013	CAD	12,500,000	10,866,545
Canadian Natural Resources, Ltd. 6.70% due 07/15/2011		$1,100,000	1,086,309
DaimlerChrysler Canada Finance, Inc., MTN 4.85% due 03/30/2009	CAD	1,100,000	878,414
Honda Canada Finance, Inc., Series E, MTN 1.79% due 03/26/2012 (b)		10,200,000	7,338,935

			21,139,265
Cayman Islands - 1.97%
Foundation Re II, Ltd. 8.8988% due 11/26/2010 (b)(f)		$600,000	575,460
Green Valley, Ltd. 8.993% due 01/10/2011 (b)(f)	EUR	1,200,000	1,597,500
Mitsubishi UFJ Financial Group, Inc., Capital Finance 1, Ltd. 6.346% due 07/29/2049 (b)		$2,900,000	2,020,497
Mizuho Finance, Ltd.
1.8163% due 09/28/2049 (b)	JPY	200,000,000	2,202,771
2.4363% due 12/31/2049 (b)		200,000,000	2,219,345
Mizuho Financial Group (Cayman), Ltd. 8.375% due 12/29/2049		$1,800,000	1,677,474
MUFG Capital Finance 2, Ltd. 4.85% due 12/31/2049 (b)	EUR	2,900,000	2,289,447
Residential Reinsurance 2007 Ltd., Series CL5 9.9525% due 06/07/2010 (b)(f)		$2,900,000	2,821,700
SMFG Preferred Capital 6.078% due 01/29/2049 (b)(f)		2,600,000	1,754,038

			17,158,232

Global Bond Trust (continued)

	Shares or Principal Amount		Value

CORPORATE BONDS (continued)

Denmark - 0.00%
Nykredit 6.00% due 10/01/2029	DKK	226,920	$42,590
Nykredit Realkredit AS, Series IOH 5.00% due 10/01/2038 (b)		1,393	242
Realkredit Danmark A/S, Series 83D 1.7713% due 10/01/2038		17,995	3,193

			46,025

France - 1.36%
Axa, SA 3.75% due 01/01/2017	EUR	231,700	582,955
BNP Paribas Covered Bonds SA, EMTN 4.75% due 05/28/2013		2,700,000	3,916,844
BNP Paribas, EMTN 5.25% due 01/23/2014 (b)		125,000	167,802
Caisse Nationale des Caisses d’Epargne et de Prevoyance, EMTN 6.117% due 10/29/2049 (b)		2,400,000	1,734,781
Credit Agricole SA 6.637% due 12/31/2049 (b)(f)		$2,900,000	1,298,745
France Telecom SA 7.5 due 03/14/2011	GBP	405,000	617,756
GIE PSA Tresorerie 5.875% due 09/27/2011	EUR	250,000	332,425
Vivendi 5.75% due 04/04/2013 (f)		$3,700,000	3,247,631

			11,898,939
Germany - 1.04%
Deutsche Bank AG
4.875% due 05/20/2013		3,500,000	3,436,265
5.375% due 10/12/2012		3,100,000	3,172,627
KFW International Finance, Inc. 1.75% due 03/23/2010	JPY	185,000,000	2,069,171
Kreditanstalt Fuer Wiederaufbau 5.00% due 07/04/2011	EUR	250,000	366,267

			9,044,330

Ireland - 0.32%
Bank of Ireland 6.45% due 02/10/2010		1,000,000	1,377,275
GE Capital UK Funding, EMTN 6.00% due 04/11/2013	GBP	1,000,000	1,420,046

			2,797,321

Italy - 0.60%
Edison SpA, EMTN 5.125% due 12/10/2010	EUR	210,000	295,301
Intesa Sanpaolo SpA, EMTN 6.375% due 11/12/2017 (b)	GBP	3,050,000	4,131,871
Telecom Italia SpA, EMTN 6.25% due 02/01/2012	EUR	580,000	769,332

			5,196,504

Japan - 1.13%
Bank of Tokyo-Mitsubishi UFJ, Ltd., Series E, MTN 3.50% due 12/16/2015 (b)		900,000	1,147,954
Mizuho Finance, Ltd. 2.8813% due 04/27/2049 (b)	JPY	100,000,000	1,105,649
Mizuho Trust & Banking Company 2.8813% due 04/27/2009		100,000,000	1,107,368

The accompanying notes are an integral part of the financial statements.

29

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Global Bond Trust (continued)

	Shares or Principal Amount		Value

CORPORATE BONDS (continued)

Japan (continued)
Resona Bank, Ltd. 5.85% due 09/29/2049 (b)(f)		$2,700,000	$1,530,568
Sumitomo Mitsui Banking Corp.
4.375% due 10/27/2014 (b)	EUR	250,000	340,549
5.625% due 07/29/2049 (b)(f)		$500,000	370,286
Sumitomo Mitsui Banking Corp., Series E, MTN
1.7713% due 12/31/2049 (b)	JPY	100,000,000	1,059,300
1.8675% due 12/01/2049 (b)		300,000,000	3,179,298

			9,840,972

Jersey Channel Islands - 0.21%
HBOS Capital Funding LP 9.54% due 03/12/2049 (b)	GBP	1,700,000	1,808,666

Luxembourg - 0.32%
Gaz Capital SA
7.343% due 04/11/2013 (f)		$2,100,000	1,701,000
8.146% due 04/11/2018 (f)		1,100,000	775,500
Gazstream SA for Gazprom OAO, Series REGS 5.625% due 07/22/2013		180,620	155,333
Telecom Italia Finance SA, EMTN 7.5 due 04/20/2011	EUR	125,000	171,983

			2,803,816

Netherlands - 0.26%
Deutsche Telekom International Finance BV
8.125% due 05/29/2012		180,000	268,775
8.75 due 06/15/2030		$800,000	986,514
E.ON International Finance BV, EMTN 5.75% due 05/29/2009	EUR	590,000	825,222
RWE Finance BV, EMTN 6.125% due 10/26/2012		125,000	184,541

			2,265,052
New Zealand - 0.40%
ANZ National International, Ltd. 6.20% due 07/19/2013 (f)		$3,600,000	3,483,216

Norway - 0.44%
DnB NOR Boligkreditt, EMTN 4.50% due 05/16/2011	EUR	2,700,000	3,876,536

South Korea - 0.26%
Export-Import Bank of Korea, Series E, MTN 5.75% due 05/22/2013		1,800,000	2,270,921

Spain - 0.95%
Banco Santander SA 4.50% due 11/14/2012		1,400,000	1,976,091
Bankinter SA, Series E, MTN 5.00% due 05/14/2010		2,000,000	2,825,748
Santander Perpetual SA Unipersonal 6.671% due 10/29/2049 (b)(f)		$1,600,000	1,017,662
Santander US Debt SA Unipersonal 2.2613% due 11/20/2009 (b)(f)		2,500,000	2,468,932

			8,288,433
Sweden - 0.07%
Spintab AB, Series 168 6.00% due 04/20/2009	SEK	5,000,000	635,959

Global Bond Trust (continued)

	Shares or Principal Amount		Value

CORPORATE BONDS (continued)

Switzerland - 1.63%
Credit Suisse New York, MTN 5.00% due 05/15/2013		$11,800,000	$11,356,686
UBS AG/Stamford Branch, Series DPNT 5.875% due 12/20/2017		3,100,000	2,847,799

			14,204,485

United Kingdom - 4.14%
Anglian Water Services Finance PLC, EMTN 4.625% due 10/07/2013	EUR	250,000	330,168
AWG PLC 5.375% due 07/02/2009		400,000	556,603
Bank of Scotland PLC, Series E, MTN 5.625% due 05/23/2013		7,100,000	9,938,435
Barclays Bank PLC
6.05% due 12/04/2017 (f)		$5,000,000	4,410,975
7.70% due 12/31/2049 (b)(f)		2,300,000	1,520,898
8.25% due 02/28/2049	GBP	1,600,000	1,890,400
British Sky Broadcasting Group PLC 6.10% due 02/15/2018 (f)		$4,200,000	3,448,616
Cadbury Schweppes Investments PLC, EMTN 4.25% due 06/30/2009	EUR	675,000	940,415
HBOS PLC
5.92% due 09/29/2049 (b)(f)		$2,800,000	1,060,111
6.75% due 05/21/2018 (f)		3,100,000	2,728,307
HSBC Holdings PLC 6.50% due 05/02/2036		3,100,000	3,147,461
Lloyds TSB Bank PLC 5.625% due 07/15/2049 (b)	EUR	1,020,000	1,018,174
National Grid PLC, EMTN 4.98% due 06/22/2011	CAD	2,000,000	1,593,163
NGG Finance PLC 6.125% due 08/23/2011	EUR	250,000	348,914
Pearson Dollar Finance Two PLC 5.50% due 05/06/2013 (f)		$3,000,000	2,740,029
Royal Bank of Scotland Group PLC 7.0916% due 10/29/2049	EUR	500,000	298,861
Royal Bank of Scotland PLC, EMTN 4.875% due 03/26/2009		125,000	171,728

			36,143,258

United States - 32.83%
ACE INA Holdings, Inc. 5.875% due 06/15/2014		$500,000	465,435
Alcoa, Inc. 6.00% due 01/15/2012		2,575,000	2,339,588
Allstate Life Global Funding II, MTN 2.8225% due 05/21/2010 (b)		6,000,000	5,360,754
Allstate Life Global Funding Trusts, MTN 5.375% due 04/30/2013		2,700,000	2,657,875
American Express Bank FSB 5.50% due 04/16/2013		5,700,000	5,399,268
American Express Bank FSB, BKNT 1.5888% due 06/12/2012 (b)		1,400,000	1,152,644
American Express Company 7.00% due 03/19/2018		6,900,000	6,976,894
American Express Credit Corp., MTN
1.8713% due 05/27/2010 (b)		1,400,000	1,293,201
5.875% due 05/02/2013		2,000,000	1,919,948
American General Finance Corp. 6.90% due 12/15/2017		3,000,000	1,298,319

The accompanying notes are an integral part of the financial statements.

30

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued (showing percentage of total net assets)

Global Bond Trust (continued)

	Shares or Principal Amount		Value

CORPORATE BONDS (continued)

United States (continued)
American International Group, Inc.
8.00% due 05/22/2038 (b)(f)	EUR	6,700,000	$2,793,999
8.175% due 05/15/2058 (b)(f)		$5,100,000	1,984,027
8.25% due 08/15/2018 (f)		600,000	439,151
American International Group, Inc., MTN 5.85% due 01/16/2018		3,300,000	2,211,940
American International Group, Inc., Series A3 4.875% due 03/15/2067 (b)	EUR	1,700,000	578,955
Amgen, Inc. 6.15% due 06/01/2018		$6,000,000	6,364,350
Autozone, Inc. 5.875% due 10/15/2012		800,000	709,777
Bank of America Corp. 8.125% due 12/29/2049 (b)		2,600,000	1,944,800
Bank of America Corp., MTN 4.75% due 05/23/2017 (b)	EUR	4,600,000	5,590,280
Bank of America NA, Series BKN1 2.835% due 05/12/2010 (b)		$600,000	587,491
Bear Stearns Companies, Inc.
6.95% due 08/10/2012		5,000,000	5,192,865
7.25% due 02/01/2018		6,800,000	7,451,821
BellSouth Corp. 5.20% due 09/15/2014		1,000,000	973,534
Boston Scientific Corp.
6.00% due 06/15/2011		800,000	760,000
6.40% due 06/15/2016		1,600,000	1,368,000
Charter One Bank NA, BKNT 3.585% due 04/24/2009 (b)		7,000,000	6,899,088
CIT Group, Inc., MTN 2.2688% due 08/17/2009 (b)		3,000,000	2,883,417
Citigroup Capital XXI 8.30% due 12/21/2057 (b)		5,400,000	4,164,680
Citigroup Funding, Inc., MTN 3.5563% due 05/07/2010 (b)		5,600,000	5,309,192
Citigroup, Inc.
1.4963% due 12/28/2009 (b)		2,600,000	2,452,583
5.50% due 04/11/2013		5,400,000	5,257,894
6.00% due 08/15/2017		2,900,000	2,886,689
6.125% due 05/15/2018		10,200,000	10,313,444
8.40% due 04/29/2049 (b)		3,300,000	2,178,957
Clorox Company 5.45% due 10/15/2012		3,000,000	2,985,201
CNA Financial Corp.
5.85% due 12/15/2014		4,000,000	2,922,812
6.00% due 08/15/2011		1,600,000	1,323,390
Computer Sciences Corp. 6.50% due 03/15/2018 (f)		3,000,000	2,584,275
ConocoPhillips Australia Funding Company 4.42% due 04/09/2009 (b)		3,192,000	3,188,364
Consolidated Edison Company of New York, Inc. 5.85% due 04/01/2018		1,700,000	1,711,874
Consumers Energy Company 5.00% due 02/15/2012		700,000	684,295
CVS Caremark Corp. 5.75% due 08/15/2011		300,000	301,037
DaimlerChrysler NA Holding Corp. 4.875% due 06/15/2010		300,000	272,060
DaimlerChrysler NA Holding Corp., MTN 5.75% due 09/08/2011		400,000	337,816

Global Bond Trust (continued)

	Shares or Principal Amount		Value

CORPORATE BONDS (continued)

United States (continued)
Darden Restaurants, Inc. 6.20% due 10/15/2017		$3,000,000	$2,226,546
Exelon Corp. 4.90% due 06/15/2015		1,000,000	819,830
Financing Corp Fico, Series 13P zero coupon due 12/27/2018		11,300,000	8,050,764
GATX Financial Corp. 5.50% due 02/15/2012		3,000,000	2,671,539
General Electric Capital Corp.
4.625% due 09/15/2066 (b)(f)	EUR	100,000	76,172
6.375% due 11/15/2067 (b)		$3,200,000	2,011,421
6.625% due 02/04/2010	NZD	250,000	139,522
6.75% due 03/15/2032		$2,000,000	2,126,452
General Electric Capital Corp., MTN 3.0531% due 05/22/2013 (b)		3,100,000	2,609,264
General Electric Capital Corp., Series G, MTN 6.15% due 08/07/2037		1,800,000	1,804,709
GMAC LLC
3.3988% due 05/15/2009 (b)		1,300,000	1,241,500
4.75% due 09/14/2009	EUR	200,000	139,005
6.75% due 12/01/2014		$1,300,000	888,740
Goldman Sachs Group, Inc.
1.975% due 03/22/2016 (b)		1,100,000	825,470
5.95% due 01/18/2018		800,000	758,538
6.15% due 04/01/2018		3,000,000	2,882,883
6.25% due 09/01/2017		9,900,000	9,599,396
Goldman Sachs Group, Inc., Series E, MTN 5.375% due 02/15/2013	EUR	1,300,000	1,626,211
Health Care Property Investors, Inc. 5.95% due 09/15/2011		$300,000	248,628
International Lease Finance Corp. 5.35% due 03/01/2012		1,100,000	762,868
Johnson Controls, Inc. 5.25% due 01/15/2011		900,000	827,050
JPMorgan & Company, Inc., Series A, MTN 5.8857% due 02/15/2012 (b)		360,000	304,193
JPMorgan Chase & Company 6.00% due 01/15/2018		5,200,000	5,488,725
JPMorgan Chase & Company, MTN 5.058% due 02/22/2021 (b)	CAD	1,000,000	727,776
JPMorgan Chase Bank NA 4.375% due 11/30/2021 (b)	EUR	1,900,000	1,952,753
JPMorgan Chase Bank NA, BKNT 6.00% due 10/01/2017		$2,000,000	2,017,358
JPMorgan Chase Capital XX, Series T 6.55% due 09/29/2036		1,300,000	1,098,874
JPMorgan Chase Capital XXII, Series V 6.45% due 02/02/2037		1,800,000	1,475,086
Kinder Morgan Energy Partners LP, MTN 6.95% due 01/15/2038		4,000,000	3,234,988
Kraft Foods, Inc. 6.25% due 06/01/2012		1,200,000	1,241,087
Lehman Brothers Holdings, Inc., MTN
5.46% due 11/16/2009 ^ (b)		4,100,000	369,000
5.625% due 01/24/2013 ^		4,500,000	427,500
6.875% due 05/02/2018 ^		2,100,000	199,500
Loews Corp. 5.25% due 03/15/2016		400,000	361,098

The accompanying notes are an integral part of the financial statements.

31

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued (showing percentage of total net assets)

Global Bond Trust (continued)

	Shares or Principal Amount		Value

CORPORATE BONDS (continued)

United States (continued)
Longpoint Re, Ltd. 7.2463% due 05/08/2010 (b)(f)		$1,600,000	$1,562,720
Marsh & McLennan Companies, Inc.
5.15% due 09/15/2010		900,000	876,085
5.75% due 09/15/2015		5,000,000	4,453,630
Masco Corp. 5.875% due 07/15/2012		300,000	245,998
May Department Stores Company 4.80% due 07/15/2009		300,000	284,351
Merrill Lynch & Company, Inc., MTN
2.2225% due 08/14/2009 (b)		400,000	387,749
4.485% due 05/12/2010 (b)		8,900,000	8,575,586
6.875% due 04/25/2018		6,200,000	6,485,361
Metropolitan Life Global Funding I 5.125% due 04/10/2013 (f)		5,400,000	5,031,499
Metropolitan Life Global Funding I, MTN 2.1888% due 05/17/2010 (b)(f)		2,900,000	2,601,239
Morgan Stanley
5.2325% due 10/15/2015 (b)		2,100,000	1,438,382
6.25% due 08/28/2017		500,000	425,944
Morgan Stanley, MTN
4.2325% due 05/14/2010 (b)		4,700,000	4,374,746
6.00% due 04/28/2015		9,300,000	8,023,389
6.625% due 04/01/2018		3,900,000	3,421,431
Morgan Stanley, Series F, MTN 2.5563% due 05/07/2009 (b)		2,800,000	2,754,290
Nabors Industries, Inc. 6.15% due 02/15/2018		3,000,000	2,581,029
News America Holdings, Inc. 6.75% due 01/09/2038		125,000	123,652
Nisource Finance Corp. 5.40% due 07/15/2014		400,000	273,703
Nordstrom, Inc. 6.25% due 01/15/2018		3,000,000	2,107,155
PLD International Finance LLC 4.375% due 04/13/2011	EUR	350,000	225,850
Pricoa Global Funding I 1.5963% due 06/26/2012 (b)(f)		$3,700,000	2,686,929
Principal Life Income Funding Trusts, MTN 5.30% due 04/24/2013		2,200,000	2,060,802
ProLogis 5.625% due 11/15/2015		2,000,000	995,330
Reynolds American, Inc. 2.6962% due 06/15/2011 (b)		800,000	647,710
Ryder System, Inc., MTN 5.85% due 11/01/2016		1,100,000	846,554
Sara Lee Corp. 6.25% due 09/15/2011		800,000	791,953
Sealed Air Corp. 5.625% due 07/15/2013 (f)		4,200,000	3,470,477
Simon Property Group LP 6.125% due 05/30/2018		3,000,000	2,027,106
Spectra Energy Capital LLC 6.20% due 04/15/2018		5,000,000	4,338,750
Sprint Capital Corp.
6.375% due 05/01/2009		50,000	49,687
8.75% due 03/15/2032		300,000	202,500
Sprint Nextel Corp. 6.00% due 12/01/2016		1,400,000	987,000

Global Bond Trust (continued)

	Shares or Principal Amount		Value

CORPORATE BONDS (continued)

United States (continued)
Starwood Hotels & Resorts Worldwide, Inc. 6.75% due 05/15/2018		$3,000,000	$1,650,000
State Street Capital Trust IV 2.9963% due 06/15/2037 (b)		2,300,000	1,010,114
Tate & Lyle International Finance PLC 5.00% due 11/15/2014 (f)		400,000	321,258
The Cleveland Electric Illuminating Company 5.70% due 04/01/2017		3,000,000	2,432,259
Time Warner, Inc. 2.405% due 11/13/2009 (b)		2,400,000	2,310,060
Valero Energy Corp. 6.125% due 06/15/2017		3,000,000	2,559,390
Verizon Communications, Inc.
6.10% due 04/15/2018		3,400,000	3,387,729
6.40% due 02/15/2038		4,300,000	4,573,919
Viacom, Inc. 5.75% due 04/30/2011		1,200,000	1,089,826
Wal-Mart Stores, Inc. 5.25% due 09/28/2035	GBP	250,000	323,019
Wells Fargo & Company 4.375% due 01/31/2013		$2,700,000	2,643,883
Xerox Corp. 9.75% due 01/15/2009		1,200,000	1,198,794

			286,565,268

TOTAL CORPORATE BONDS (Cost $512,713,063)			$439,633,675

MUNICIPAL BONDS - 1.80%

California - 1.05%
Golden State Tobacco Securitization Corp., California Tobacco Settlement Revenue, Series A-1
5.125% due 06/01/2047		200,000	101,108
5.75% due 06/01/2047		6,505,000	3,709,866
Los Angeles California Wastewater Systems Revenue, Series A 5.00% due 06/01/2027		200,000	185,012
Metropolitan Water District Southern California Waterworks Revenue 5.00% due 10/01/2036		45,000	42,808
State of California
5.00% due 06/01/2032		2,200,000	1,925,066
5.00% due 11/01/2037		3,800,000	3,226,542

			9,190,402
Illinois - 0.43%
Chicago Illinois Transit Authority, Series A 6.899% due 12/01/2040		3,600,000	3,552,840
Chicago Illinois, Series A 7.386% due 01/01/2030 (b)		230,000	169,225

			3,722,065

Iowa - 0.05%
Tobacco Settlement Authority of Iowa, Tobacco Settlement Revenue, Series A 6.50% due 06/01/2023		535,000	393,557
Kentucky - 0.01%
Louisville & Jefferson Kentucky Sewer, Series A 5.00% due 05/15/2036		100,000	87,356

The accompanying notes are an integral part of the financial statements.

32

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued (showing percentage of total net assets)

Global Bond Trust (continued)

	Shares or Principal Amount		Value

MUNICIPAL BONDS (continued)

New York - 0.09%
New York City Municipal Water Finance Authority, Water & Sewer Revenue, Series 1289 8.156% due 12/15/2013 (b)		$300,000	$180,921
New York City Transitional Financial Authority 5.00% due 02/01/2028		285,000	276,798
Tobacco Settlement Financing Corp., Asset Backed Series A-1-Callable 5.25% due 06/01/2013		310,000	310,142

			767,861
Ohio - 0.17%
Buckeye Tobacco Settlement Financing Authority 5.875% due 06/01/2047		2,700,000	1,518,939
Puerto Rico - 0.00%
Puerto Rico Sales Tax Financing Corp. zero coupon due 08/01/2054		800,000	28,880

TOTAL MUNICIPAL BONDS (Cost $20,425,503)			$15,709,060

COLLATERALIZED MORTGAGE OBLIGATIONS - 14.39%

Australia - 1.05%
Puma Finance, Ltd., Series 2004-P10, Class BA 4.7983% due 07/12/2036 (b)	AUD	938,990	629,072
Puma Finance, Ltd., Series 2005-P11, Class BA 4.60% due 08/22/2037 (b)		4,949,120	3,199,810
Swan, Series 2006-1E, Class A2 4.975% due 05/12/2037 (b)		3,076,957	1,957,806
Torrens Trust, Series 2007-1, Class A 4.90% due 09/19/2014 (b)		4,889,595	3,378,835

			9,165,523

Cayman Islands - 0.00%
SHL Corp Ltd., Series 1999-1A, Class A2 1.60% due 12/25/2024 (b)(f)	JPY	466,960	5,010

Ireland - 0.32%
Immeo Residential Finance PLC, Series 2007-2, Class A 3.489% due 12/15/2016 (b)	EUR	2,106,870	2,259,986
Lusitano Motgages PLC, Series 1, Class A 3.609% due 12/15/2035 (b)		426,405	569,585

			2,829,571

Italy - 0.68%
IntesaBci Sec 2 SRL, Series 2003-1, Class A2 4.181% due 08/28/2023 (b)		423,447	558,186
Siena Mortgages, Series 2003-4, Class A2 3.512% due 12/16/2038 (b)		3,480,457	4,514,857
Vela Home Srl, Series 2003-1, Class A1 5.216% due 10/24/2027 (b)		602,587	814,941

			5,887,984

Netherlands - 0.32%
Arena BV, Series 2000-I, Class A 6.10% due 11/15/2062 (b)		500,000	684,688
Atomium Mortgage Finance BV, Series 2003-I, Class A 3.82% due 04/18/2009 (b)		116,773	160,982
Delphinus BV, Series 2001-II, Class A1 4.191% due 11/28/2031 (b)		234,874	305,066

Global Bond Trust (continued)

	Shares or Principal Amount		Value

COLLATERALIZED MORTGAGE OBLIGATIONS (continued)

Netherlands (continued)
Delphinus BV, Series 2002-I, Class A1 5.171% due 04/25/2092 (b)	EUR	128,349	$176,639
Dutch MBS BV, Series X, Class B 5.557% due 10/02/2079 (b)		715,685	956,154
Dutch MBS BV, Series XI, Class A1 5.034% due 11/02/2034 (b)		61,547	84,582
Dutch Mortgage Portfolio Loans, BV, Series III, Class A 4.403% due 11/20/2035 (b)		205,424	255,136
Holland Euro-Denominated Mortgage Backed Series, Series 2, Class A 5.36% due 04/18/2012 (b)		148,743	204,733

			2,827,980
Spain - 0.09%
Bancaja Fondo de Titulizacion de Activos, Series 2005-8, Class A 5.031% due 10/25/2037 (b)		812,743	782,277
United Kingdom - 0.51%
Bauhaus Securities, Ltd., Series 1, Class A2 5.18% due 10/30/2052 (b)		295,547	389,668
Haus, Ltd., Series 2000-1A, Class A2 3.457% due 12/10/2037 (b)(f)		127,717	172,457
Permanent Financing PLC, Series 2004-4, Class 5A2 3.4181% due 06/10/2042 (b)	GBP	3,000,000	3,856,974

			4,419,099

United States - 11.42%
Adjustable Rate Mortgage Trust, Series 2005-5, Class 2A1 5.1352% due 09/25/2035 (b)		$285,127	171,375
American Home Mortgage Assets, Series 2006-5, Class A1 3.176% due 11/25/2046 (b)		1,475,604	502,136
American Home Mortgage Investment Trust, Series 2004-3, Class 5A 4.29% due 10/25/2034 (b)		189,017	131,303
Banc of America Funding Corp., Series 2005-E, Class 1A1 0.7975% due 05/20/2035 (b)		654,328	283,241
Banc of America Funding Corp., Series 2006-J, Class 4A1 6.1242% due 01/20/2047 (b)		396,341	213,036
Banc of America Mortgage Securities, Series 2004-4, Class 1A9 5.00% due 05/25/2034		480,829	405,726
BCAP LLC Trust, Series 2006-AA2, Class A1 0.6413% due 01/25/2037 (b)		4,201,116	1,715,776
Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-6, Class 1A1 3.9501% due 08/25/2033 (b)		370,186	291,002
Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-7, Class 6A 4.6439% due 10/25/2033 (b)		431,100	380,248
Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-9, Class 2A1 5.0456% due 02/25/2034 (b)		55,308	35,365

The accompanying notes are an integral part of the financial statements.

33

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued (showing percentage of total net assets)

Global Bond Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE OBLIGATIONS (continued)

United States (continued)
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-2, Class 22A 4.4681% due 05/25/2034 (b)	$729,846	$537,924
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-2, Class 23A 4.6299% due 05/25/2034 (b)	276,051	274,227
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-9, Class 22A1 4.7858% due 11/25/2034 (b)	293,594	221,054
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-12, Class 23A1 5.7293% due 02/25/2036 (b)	1,576,674	841,774
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-2, Class A1 4.125% due 03/25/2035 (b)	4,416,892	3,738,539
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-2, Class A2 4.125% due 03/25/2035 (b)	2,351,130	1,830,977
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-5, Class A1 3.49% due 08/25/2035 (b)	3,036,341	2,546,489
Bear Stearns Alt-A Trust, Series 2005-7, Class 22A1 5.4946% due 09/25/2036 (b)	1,988,544	924,851
Bear Stearns Alt-A Trust, Series 2005-9, Class 24A1 5.5687% due 11/25/2035 (b)	1,750,443	1,222,543
Bear Stearns Alt-A Trust, Series 2006-1, Class 21A2 5.8347% due 02/25/2036 (b)	3,204,237	1,582,467
Bear Stearns Structured Products, Inc., Series 2007-R6, Class 1A1 5.6605% due 01/26/2036 (b)	3,416,181	2,144,945
Citigroup Commercial Mortgage Trust, Series 2007-C6, Class A3B 5.70% due 02/10/2017 (b)	1,400,000	785,065
Citigroup Mortgage Loan Trust, Inc., Series 2005-6, Class A1 4.05% due 08/25/2035 (b)	1,285,576	967,470
Citigroup Mortgage Loan Trust, Inc., Series 2005-6, Class A2 4.2475% due 08/25/2035 (b)	1,506,816	1,230,930
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A4 5.322% due 12/11/2049	5,600,000	3,909,340
Countrywide Alternative Loan Trust, Series 2005-21CB, Class A3 5.25% due 06/25/2035	484,247	322,913
Countrywide Alternative Loan Trust, Series 2005-56, Class 2A2 4.296% due 11/25/2035 (b)	207,393	107,897
Countrywide Alternative Loan Trust, Series 2005-56, Class 2A3 3.756% due 11/25/2035 (b)	248,702	126,702
Countrywide Alternative Loan Trust, Series 2006-OA9, Class 2A1B 0.7075% due 07/20/2046 (b)	1,029,135	335,279
Countrywide Alternative Loan Trust, Series 2007-11T1, Class A12 0.8213% due 05/25/2037 (b)	706,812	285,012

Global Bond Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE OBLIGATIONS (continued)

United States (continued)
Countrywide Alternative Loan Trust, Series 2007-16CB, Class 5A1 6.25% due 08/25/2037	$343,941	$169,661
Countrywide Alternative Loan Trust, Series 2007-7T2, Class A9 6.00% due 04/25/2037	681,946	362,031
Countrywide Alternative Loan Trust, Series 2007-OA7, Class A1A 0.6513% due 05/25/2047 (b)	3,264,288	1,340,083
Countrywide Home Loan Mortgage Pass Through Trust, Series 2004-12, Class 11A1 4.7403% due 08/25/2034 (b)	163,492	82,312
Countrywide Home Loan Mortgage Pass Through Trust, Series 2004-22, Class A3 4.7887% due 11/25/2034 (b)	543,754	338,270
Countrywide Home Loan Mortgage Pass Through Trust, Series 2004-HYB5, Class 2A1 4.8118% due 04/20/2035 (b)	265,965	191,382
Countrywide Home Loans, Series 2004-25, Class 1A1 0.8012% due 02/25/2035 (b)	80,617	40,882
Countrywide Home Loans, Series 2004-25, Class 2A1 0.8113% due 02/25/2035 (b)	119,803	59,245
Countrywide Mortgage Backed Securities, Inc., Series 2005-2, Class 2A1 0.7912% due 03/25/2035 (b)	182,655	82,630
CS First Boston Mortgage Securities Corp., Series 2003-AR18, Class 2A3 5.0471% due 07/25/2033 (b)	55,552	47,498
CS First Boston Mortgage Securities Corp., Series 2003-AR20, Class 2A1 4.6258% due 08/25/2033 (b)	846,950	689,254
CS First Boston Mortgage Securities Corp., Series 2002-AR13, Class 3A 5.545% due 05/25/2032 (b)	10,790	8,808
CS First Boston Mortgage Securities Corp., Series 2003-8, Class 5A1 6.50% due 04/25/2033	55,016	47,285
Downey Savings & Loan Association Mortgage Loan Trust, Series 2006-AR2, Class 2AB3 0.8913% due 03/19/2017 (b)	2,600,000	375,493
Federal Home Loan Mortgage Corp., REMIC, Series 2007-3336, Class GA 5.00% due 05/15/2027	4,689,003	4,793,107
Federal Home Loan Mortgage Corp., REMIC, Series 2007-3346, Class FA 1.425% due 02/15/2019 (b)	6,676,899	6,438,138
Federal Home Loan Mortgage Corp., Series 2752, Class FM 1.545% due 12/15/2030 (b)	328,196	325,483
Federal Home Loan Mortgage Corp., Series 2003-2581, Class QG 5.00% due 12/15/2031	2,500,000	2,541,087
Federal Home Loan Mortgage Corp., Series 2005-2922, Class EH 4.50% due 07/15/2023	3,932,902	3,977,959

The accompanying notes are an integral part of the financial statements.

34

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued (showing percentage of total net assets)

Global Bond Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE OBLIGATIONS (continued)

United States (continued)
Federal Home Loan Mortgage Corp., Series 2005-3037, Class BC 4.50% due 02/15/2020	$5,002,268	$5,071,167
Federal Home Loan Mortgage Corp., Structured Pass Through Securities, Series T-62, Class 1A1 3.678% due 10/25/2044 (b)	2,763,318	2,648,361
First Alliance Mortgage Loan, Series 1997-4, Class A3 0.7375% due 12/20/2027 (b)	30,989	20,664
First Horizon Asset Securities, Inc., Series 2003-AR2, Class 2A1 4.4288% due 07/25/2033 (b)	139,318	135,102
First Horizon Asset Securities, Inc., Series 2003-AR4, Class 2A1 4.7408% due 12/25/2033 (b)	334,339	270,202
First Horizon Asset Securities, Inc., Series 2005-AR3, Class 2A1 5.3537% due 08/25/2035 (b)	282,438	199,947
First Republic Mortgage Loan Trust, Series 2001-FRB1, Class A 1.545% due 11/15/2031 (b)	115,638	85,048
GMAC Mortgage Corp. Loan Trust, Series 2004-AR1, Class 22A 4.287% due 06/25/2034 (b)	51,690	27,700
GMAC Mortgage Corp. Loan Trust, Series 2004-J4, Class A1 5.50% due 09/25/2034	300,396	267,141
Greenpoint Mortgage Funding Trust, Series 2006-AR6, Class A1A 0.5512% due 10/25/2046 (b)	2,893,428	2,322,614
Greenpoint Mortgage Funding Trust, Series 2006-OH1, Class A1 0.6513% due 01/25/2037 (b)	506,555	210,578
Greenpoint Mortgage Pass-Through Certificates, Series 2003-1, Class A1 5.4965% due 10/25/2033 (b)	46,585	35,992
GS Mortgage Securities Corp., Series 2003-1, Class A2 1.1712% due 01/25/2032 (b)	102,462	86,775
GSR Mortgage Loan Trust, Series 2003-1, Class A2 4.4961% due 03/25/2033 (b)	363,392	307,960
Harborview Mortgage Loan Trust, Series 2003-1, Class A 5.1289% due 05/19/2033 (b)	615,142	486,355
Harborview Mortgage Loan Trust, Series 2005-4, Class 3A1 5.1423% due 07/19/2035 (b)	107,425	58,381
Harborview Mortgage Loan Trust, Series 2006-12, Class 2A2A 0.7713% due 01/19/2038	898,411	357,025
Indymac Index Mortgage Loan Trust, Series 2004-AR11, Class 2A 5.0554% due 12/25/2034 (b)	155,809	106,831
JPMorgan Alternative Loan Trust, Series 2006-A6, Class 2A1 5.50% due 11/25/2036 (b)	1,159,563	917,778

Global Bond Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)

United States (continued)
JPMorgan Mortgage Trust, Series 2003-A2, Class 3A1 4.3752% due 11/25/2033 (b)	$401,948	$319,352
JPMorgan Mortgage Trust, Series 2005-A1, Class 6T1 5.0235% due 02/25/2035 (b)	853,832	640,595
JPMorgan Mortgage Trust, Series 2007-A1, Class 5A5 4.7669% due 07/25/2035 (b)	4,417,578	3,122,859
Mastr Adjustable Rate Mortgages Trust, Series 2004-6, Class 4A4 4.143% due 07/25/2034 (b)	217,823	204,745
Mastr Adjustable Rate Mortgages Trust, Series 2007-HF1, Class A1 0.7113% due 05/25/2037 (b)	826,743	362,538
Mellon Residential Funding Corp., Series 2000-TBC3, Class A1 Q1.635% due 12/15/2030 (b)	127,780	101,818
Merrill Lynch Alternative Note Asset, Series 2007-AF1, Class AV1 5.6252% due 06/25/2037 (b)	1,823,787	714,539
Merrill Lynch Credit Corp. Mortgage Investors, Inc., Series 1999-A, Class A 1.575% due 03/15/2025 (b)	55,245	39,187
Merrill Lynch Mortgage Investors, Inc., Series 2003-A2, Class 1A1 5.5409% due 02/25/2033 (b)	255,870	217,865
Merrill Lynch Mortgage Investors, Inc., Series 2005-2, Class 1A 3.8187% due 10/25/2035 (b)	2,272,762	1,729,571
Merrill Lynch Mortgage Investors, Inc., Series 2005-3, Class 4A 0.7212% due 11/25/2035 (b)	1,832,104	1,312,403
Merrill Lynch Mortgage Investors, Inc., Series 2005-A10, Class A 0.6812% due 02/25/2036 (b)	6,220,982	3,309,695
Merrill Lynch Mortgage Investors, Inc., Series 2005-A8, Class A3A2 0.7212% due 08/25/2036 (b)	303,037	143,400
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-5, Class A4 5.378% due 08/12/2048	1,400,000	1,034,918
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-8, Class A3 5.9572% due 08/12/2049 (b)	3,200,000	2,447,633
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-3, Class A4 5.414% due 07/12/2046 (b)	2,400,000	1,888,425
Puma Finance, Ltd., Series 2006-G5, Class A1 2.2425% due 02/21/2038 (b)	1,233,183	1,164,387
Residential Accredit Loans, Inc., Series 2006-QA2, Class 2A1 5.7143% due 02/25/2036 (b)	1,295,882	656,039
Residential Accredit Loans, Inc., Series 2006-QO6, Class A1 0.6513% due 06/25/2046 (b)	4,288,672	1,751,989
Residential Accredit Loans, Inc., Series 2007-QH4, Class A2 0.7013% due 05/25/2037 (b)	1,413,016	303,532

The accompanying notes are an integral part of the financial statements.

35

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued (showing percentage of total net assets)

Global Bond Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE OBLIGATIONS (continued)

United States (continued)
Residential Accredit Loans, Inc., Series 2007-QO2, Class A1 0.6212% due 02/25/2047 (b)	$1,075,419	$368,863
Residential Asset Securitization Trust, Series 2005-A15, Class 5A1 5.75% due 02/25/2036	724,783	486,939
Residential Asset Securitization Trust, Series 2006-R1, Class A2 0.8712% due 01/25/2046 (b)	1,068,325	479,724
Residential Funding Mortgage Securities I, Series 2005-SA4, Class 1A21 5.2101% due 09/25/2035 (b)	272,073	169,481
Sequoia Mortgage Trust, Series 5, Class A 0.9312% due 10/19/2026 (b)	77,126	60,896
Sequoia Mortgage Trust, Series 2003-4, Class 2A1 0.8575% due 07/20/2033 (b)	283,405	201,977
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-1, Class 4A1 5.3648% due 02/25/2034 (b)	290,750	175,421
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-12, Class 7A1 5.1918% due 09/25/2034 (b)	1,330,699	1,042,440
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-4, Class 3A2 4.59% due 04/25/2034 (b)	646,818	379,025
Structured Asset Mortgage Investments, Inc., Series 2006-AR5, Class 1A1 0.6812% due 05/25/2046 (b)	1,014,831	429,951
Thornburg Mortgage Securities Trust, Series 2003-5, Class 1A 5.3155% due 10/25/2043 (b)	1,766,953	1,518,131
WaMu Mortgage Pass Through Certificates, Series 2003-AR9, Class 1A6 4.566% due 09/25/2033 (b)	1,000,000	847,244
WaMu Mortgage Pass Through Certificates, Series 2006-AR19, Class 1A 2.996% due 01/25/2047 (b)	1,033,132	382,047
WaMu Mortgage Pass-Through Certificates, Series 2002-AR17, Class 1A 3.456% due 11/25/2042 (b)	715,311	589,744
WaMu Mortgage Pass-Through Certificates, Series 2002-AR2, Class A 4.375% due 02/27/2034 (b)	148,689	120,466
WaMu Mortgage Pass-Through Certificates, Series 2003-AR5, Class A7 4.565% due 06/25/2033 (b)	213,310	191,741
WaMu Mortgage Pass-Through Certificates, Series 2005-AR15, Class A1A1 0.7312% due 11/25/2045 (b)	383,432	188,110
WaMu Mortgage Pass-Through Certificates, Series 2005-AR2, Class 2A1A 0.7813% due 01/25/2045 (b)	108,693	55,905
WaMu Mortgage Pass-Through Certificates, Series 2005-AR6, Class 2A1A 0.7013% due 04/25/2045 (b)	213,770	100,917
WaMu Mortgage Pass-Through Certificates, Series 2003-R1, Class A1 1.0113% due 12/25/2027 (b)	346,140	286,638

Global Bond Trust (continued)

	Shares or Principal Amount		Value

COLLATERALIZED MORTGAGE OBLIGATIONS (continued)

United States (continued)
Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2006-AR5, Class 3A 3.196% due 07/25/2046 (b)		$699,963	$260,872
Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR11, Class 1A1 4.616% due 06/25/2035 (b)		7,869,201	6,239,736

			99,633,593

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $163,768,379)			$125,551,037

ASSET BACKED SECURITIES - 4.87%

Ireland - 0.43%
Cars Alliance Funding PLC, Series 2007-1, Class A 5.465% due 10/08/2023 (b)	EUR	1,400,000	1,743,435
SC Germany Auto, Series 2007-1, Class A 3.174% due 08/11/2015 (b)		1,494,811	1,998,765

			3,742,200

Netherlands - 0.08%
Globaldrive BV, Series 2007-1, Class B 3.132% due 06/20/2015 (b)		650,000	743,878
United States - 4.36%
Access Group, Inc., Series 2008-1, Class A 4.835% due 10/27/2025 (b)		$2,400,000	2,207,258
Amortizing Residential Collateral Trust, Series 2002-BC4, Class A 0.7613% due 07/25/2032 (b)		6,344	4,055
Amresco Residential Securities, Series 1999-1, Class A 1.4112% due 06/25/2029 (b)		27,650	20,316
BA Credit Card Trust, Series 2008-A5, Class A5 2.395% due 12/16/2013 (b)		4,500,000	4,000,197
BA Credit Card Trust, Series 2008-A7, Class A7 1.895% due 12/15/2014 (b)		5,600,000	4,658,161
Chase Issuance Trust, Series 2007-A1, Class A1 1.215% due 03/15/2013 (b)		5,600,000	4,977,105
Ford Credit Auto Owner Trust, Series 2008-C, Class A2B 2.095% due 01/15/2011 (b)		5,500,000	5,337,225
Ford Credit Auto Owner Trust, Series 2008-C, Class A3 2.615% due 06/15/2012 (b)		4,400,000	3,990,255
Franklin Auto Trust, Series 2008-A, Class A2 1.5075% due 10/20/2011 (b)		2,620,606	2,524,121
Home Equity Asset Trust, Series 2002-1, Class A4 1.0712% due 11/25/2032 (b)		1,283	484
JPMorgan Chase Commercial Mortgage Securities Corp, Series 2006-CB17, Class A4 5.429% due 12/12/2043		1,700,000	1,290,325
Nelnet Student Loan Trust, Series 2008-4, Class A1 4.065% due 04/27/2015 (b)		2,917,670	2,855,871
Residential Asset Mortgage Products, Inc., Series 2002-RS3, Class AII1 1.0313% due 06/25/2032 (b)		20,226	14,485
Residential Asset Securities Corp., Series 2002-KS4, Class AIIB 0.9712% due 07/25/2032 (b)		55,651	28,009

The accompanying notes are an integral part of the financial statements.

36

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued (showing percentage of total net assets)

Global Bond Trust (continued)

	Shares or Principal Amount		Value

ASSET BACKED SECURITIES (continued)

United States (continued)
Securitized Asset Backed Receivables LLC Trust, Series 2007-NC1, Class A2A 0.5213% due 12/25/2036 (b)		$2,014,721	$1,764,827
Structured Asset Mortgage Investments, Inc., Series 2004-AR3, Class 1A2 0.8712% due 07/19/2034 (b)		157,906	87,743
Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class A4 5.572% due 10/15/2048 (b)		4,700,000	3,611,299
Wells Fargo Home Equity Trust, Series 2005-2, Class AI1A 0.7013% due 10/25/2035 (b)(f)		735,739	674,712

			38,046,448

TOTAL ASSET BACKED SECURITIES (Cost $48,047,214)			$42,532,526

SUPRANATIONAL OBLIGATIONS - 0.13%

Japan - 0.13%
Inter-American Development Bank 1.90% due 07/08/2009	JPY	100,000,000	1,108,884

TOTAL SUPRANATIONAL OBLIGATIONS (Cost $827,424)			$1,108,884

PREFERRED STOCKS - 1.01%

United States - 1.01%
Bank of America Corp., 8.00% *		9,000,000	6,473,592
DG Funding Trust, 6.01188% * (f)(i)		236	2,367,375

			8,840,967

TOTAL PREFERRED STOCKS (Cost $11,585,600)			$8,840,967

TERM LOANS - 1.24%

Australia - 0.16%
Seven Media Group, Term T1 8.86% due 02/07/2013 (b)	AUD	3,436,190	1,437,427
United States - 1.08%
Chrysler Financial 6.00% due 08/03/2012 (b)		$5,486,431	2,762,807
Ford Motor Company, Term B 5.00% due 11/29/2013 (b)		980,000	393,225
Georgia Pacific Corp. 3.62% due 12/20/2012 (b)		1,735,790	1,409,606
HCA, Inc., Tranche B 3.71% due 11/16/2013 (b)		1,965,000	1,536,384
MGM Studios, Term B 4.71% due 04/08/2012 (b)		2,519	2,535
NRG Energy, Inc. 1.36% due 02/01/2013 (b)		1,129,034	991,856
NRG Energy, Inc., Tranche B 2.959% due 02/01/2013 (b)		2,692,214	2,325,400

			9,421,813

TOTAL TERM LOANS (Cost $16,203,479)			$10,859,240

Global Bond Trust (continued)

	Shares or Principal Amount	Value

OPTIONS - 2.54%

Germany - 0.00%
EUREX American Call on Euro-Bobl Futures Expiration 02/20/2009 at $135.00 *	42,600,000	$2,961
EUREX American Call on Euro-Bund Futures
Expiration 02/20/2009 at $145.00 *	26,600,000	3,698
Expiration 02/20/2009 at $155.00 *	41,800,000	5,810
EUREX American Call on Euro-Shatz Futures
Expiration 01/23/2009 at $116.00 *	7,200,000	500
Expiration 02/20/2009 at $120.00 *	7,200,000	500

		13,469

United States - 2.54%
Chicago Board of Trade American Purchase Call on U.S. Treasury Note 10 yrs. Futures Expiration 01/23/2009 at $142.00 *	150,000	2,344
Chicago Board of Trade American Purchase Put on U.S. Treasury Bond 30 yrs. Futures Expiration 02/20/2009 at $66.00 *	17,000	266
Chicago Board of Trade American Purchase Put on U.S. Treasury Bond Futures Expiration 02/20/2009 at $71.00 *	481,000	7,516
Chicago Board of Trade American Purchase Put on U.S. Treasury Note 10 yrs. Futures Expiration 02/20/2009 at $75.00 *	231,000	3,609
Expiration 02/20/2009 at $75.00 *	150,000	2,344
Expiration 02/20/2009 at $83.00 *	160,000	2,500
Expiration 02/20/2009 at $87.00 *	114,000	1,781
Over The Counter European Purchase Put on FG TBA, 5.50%
Expiration 01/06/2009 at $64.01325 *	24,000,000	0
Expiration 02/05/2009 at $66.125 *	6,000,000	0
Expiration 02/05/2009 at $80.00 *	40,000,000	0
Over The Counter European Purchase Put on FNMA TBA, 4.50%
Expiration 02/05/2009 at $66.00 *	11,000,000	0
Over The Counter European Purchase Put on
FNMA TBA, 5.00%
Expiration 01/06/2009 at $56.25 *	17,000,000	0
Expiration 02/05/2009 at $62.00 *	49,000,000	1
Over The Counter European Purchase Put on FNMA TBA, 5.50%
Expiration 02/05/2009 at $66.125 *	10,600,000	0
Over The Counter European Purchase Put on FNMA TBA, 6.50%
Expiration 02/05/2009 at $72.50 *	64,500,000	1
Over The Counter European Purchase Put on GNMA TBA, 6.00%
Expiration 01/14/2009 at $72.00 *	24,000,000	0
Expiration 02/12/2009 at $85.00 *	45,000,000	0
Over The Counter European Purchase Put on GNMA TBA, 6.50%
Expiration 01/14/2009 at $58.00 *	10,000,000	0
Expiration 01/14/2009 at $84.00 *	3,000,000	0
Expiration 02/12/2009 at $90.00 *	9,000,000	0
Over The Counter European Style Call on USD-LIBOR Rate Swaption
Expiration 08/03/2009 at $3.45 *	15,400,000	516,764
Expiration 08/03/2009 at $3.45 *	95,800,000	3,214,674
Expiration 08/03/2009 at $3.45 *	14,500,000	486,563
Expiration 08/03/2009 at $3.85 *	52,700,000	2,163,093
Expiration 07/06/2009 at $4.25 *	78,500,000	3,891,269

The accompanying notes are an integral part of the financial statements

37

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued (showing percentage of total net assets)

Global Bond Trust (continued)

	Shares or Principal Amount	Value

OPTIONS (continued)

United States (continued)
Over The Counter European Style Call on
USD-LIBOR Rate Swaption (continued)
Expiration 08/28/2009 at $5.00 *	56,200,000	$3,492,926
Expiration 08/28/2009 at $5.00 *	110,100,000	6,842,902
Expiration 08/28/2009 at $5.00 *	24,500,000	1,522,717

		22,151,270

TOTAL OPTIONS (Cost $4,847,136)		$22,164,739

REPURCHASE AGREEMENTS - 5.39%
JPMorgan Chase & Company Tri-Party Repurchase Agreement dated 12/31/2008 at 0.03% to be repurchased at $47,000,078 on 01/02/2009, collateralized by $46,310,000 Federal National Mortgage Association, 3.10% due 02/04/2010 (valued at$48,361,919, including interest)	$47,000,000	$47,000,000

TOTAL REPURCHASE AGREEMENTS (Cost $47,000,000)		$47,000,000

SHORT TERM INVESTMENTS - 7.19%
Merrill Lynch Commercial Trust 2008-LAQ
2.9864% due 07/09/2009	$2,700,000	$2,270,528
U.S. Treasury Bills zero coupon due 01/22/2009 to
04/29/2009	2,250,000	2,249,256
zero coupon due 01/02/2009 to
06/11/2009 ***	58,250,000	58,235,519

TOTAL SHORT TERM INVESTMENTS (Cost $63,079,873)		$62,755,303

Total Investments (Global Bond Trust) (Cost $1,602,457,180) - 175.99%		$1,535,953,123
Liabilities in Excess of Other Assets - (75.99)%		(663,206,822)

TOTAL NET ASSETS - 100.00%		$872,746,301

Schedule of Securities Sold Short

	Shares or Principal Amount	Value

FEDERAL NATIONAL MORTGAGE ASSOCIATION - 100.00%
Federal National Mortgage Association 5.00%, TBA **	$8,000,000	$8,175,000

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (Proceeds $8,138,791)		$8,175,000

Total Securities Sold Short (Global Bond Trust) (Proceeds $8,138,791)		$8,175,000

High Income Trust

	Shares or Principal Amount	Value

CORPORATE BONDS - 51.00%

Basic Materials - 5.97%
Abitibi-Consolidated Company of Canada
6.00% due 06/20/2013	$3,000,000	$240,000
7.75% due 06/15/2011	2,780,000	250,200
8.375% due 04/01/2015	2,875,000	230,000
13.75% due 04/01/2011 (f)	405,000	259,200
15.50% due 07/15/2010 (f)	390,000	113,100
Abitibi-Consolidated, Inc.
7.50% due 04/01/2028	509,000	35,630
American Pacific Corp.
9.00% due 02/01/2015	8,005,000	6,644,150
CII Carbon LLC
11.125% due 11/15/2015 (f)	21,435,000	13,718,400
Huntsman International LLC
11.625% due 10/15/2010	59,000	51,625
Newark Group, Inc.
9.75% due 03/15/2014	403,000	38,285
Norske Skog Canada, Ltd.
7.375% due 03/01/2014	2,071,000	766,270
Pope & Talbot, Inc.
8.375% due 06/01/2013 ^	400,000	40
8.375% due 06/01/2013	1,800,000	180
Union Carbide Chemicals & Plastics
7.875% due 04/01/2023	40,000	35,773

		22,382,853
Communications - 14.12%
Adelphia Communications Corp.
7.75% due 01/15/2009	3,000,000	86,250
9.875% due 03/01/2049	2,050,000	58,937
10.25% due 11/01/2049	1,025,000	29,469
Canadian Satellite Radio Holdings, Inc.
12.75% due 02/15/2014	4,257,000	1,000,395
Canadian Satellite Radio Holdings, Inc., ADR
8.00% due 09/10/2014	1,900,000	800,324
Centennial Communications Corp.
9.6325% due 01/01/2013 (b)(f)	680,000	659,600
Century Communications
8.375% due 12/15/2049	1,000,000	100
Charter Communications Holdings I LLC
9.92% due 04/01/2014	7,501,000	300,040
10.00% due 05/15/2014	4,720,000	188,800
11.00% due 10/01/2015	13,600,000	2,380,000
11.125% due 01/15/2014	2,760,000	141,450
11.75% due 05/15/2014	3,566,000	182,757
12.125% due 01/15/2015	3,140,000	251,200
Charter Communications Holdings II LLC
10.25% due 09/15/2010 (f)	4,220,000	1,941,200
10.25% due 10/01/2013 (f)	1,449,000	492,660
10.25% due 09/15/2010	13,640,000	6,001,600
Charter Communications Holdings LLC
8.75% due 11/15/2013	3,025,000	1,905,750
Charter Communications, Inc.
10.875% due 09/15/2014	2,820,000	2,256,000
Cricket Communications, Inc.
9.375% due 11/01/2014	9,315,000	8,383,500
Digicel Group, Ltd.
8.875% due 01/15/2015 (f)	3,685,000	2,395,250
Idearc, Inc.
8.00% due 11/15/2016	18,185,000	1,363,875

The accompanying notes are an integral part of the financial statements.

38

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued (showing percentage of total net assets)

High Income Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Communications (continued)
MetroPCS Wireless, Inc.
9.25% due 11/01/2014	$8,190,000	$7,330,050
Mobile Satellite Ventures LP
zero coupon, Step up to 14.00% on
04/01/2010 due 04/01/2013	1,210,000	290,400
R.H. Donnelley Corp.
6.875% due 01/15/2013	405,000	54,675
8.875% due 10/15/2017	8,918,000	1,337,700
R.H. Donnelley Corp., Series A-1
6.875% due 01/15/2013	2,900,000	391,500
R.H. Donnelley Corp., Series A-3
8.875% due 01/15/2016	11,980,000	1,797,000
Shaw Communications, Inc.
8.25% due 04/11/2010	172,000	169,420
Sirius Satellite Radio, Inc.
9.625% due 08/01/2013	7,705,000	1,435,056
Terrestar Networks, Inc., PIK
15.00% due 02/15/2014 (f)	1,391,910	974,337
Vertis, Inc.
13.50% due 04/01/2014	875,871	9,021
18.50% due 10/01/2012	3,365,000	866,488
West Corp.
11.00% due 10/15/2016	3,425,000	1,592,625
XM Satellite Radio Holdings, Inc.
7.00% due 12/01/2014 (f)	7,725,000	560,063
13.00% due 08/01/2013 (f)	22,590,000	5,195,700
Young Broadcasting, Inc.
10.00% due 03/01/2011	8,576,000	85,760

		52,908,952
Consumer, Cyclical - 19.63%
Alaska Airlines, Inc., Series D
9.50% due 04/12/2012	103,162	66,540
Allison Transmission, Inc.
11.00% due 11/01/2015 (f)	7,155,000	3,505,950
11.25% due 11/01/2015 (f)	16,910,000	6,679,450
American Airlines, Inc., Series 90-K
9.93% due 06/15/2010	512,000	348,800
American Airlines, Inc., Series 91B2
10.32% due 07/30/2014 (f)	1,011,075	735,557
AMR Corp., MTN, Series B
10.40% due 03/10/2011	4,500,000	2,165,625
Continental Airlines, Inc.
5.00% due 06/15/2023	9,650,000	9,963,625
D.R. Horton, Inc.
9.75% due 09/15/2010	18,000	16,200
Delta Air Lines, Inc., Series 01-1
7.711% due 03/18/2013	7,050,000	4,653,000
Duane Reade, Inc.
9.75% due 08/01/2011	3,610,000	1,913,300
Exide Technologies, Series B
10.50% due 03/15/2013	4,145,000	2,445,550
Eye Care Centers of America
10.75% due 02/15/2015	1,448,000	1,375,600
Fontainebleau Las Vegas Holdings
10.25% due 06/15/2015 (f)	22,100,000	2,154,750
Fontainebleau Senior Note
12.50% due 06/01/2022	3,650,968	393,574

High Income Trust (continued)

	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)

Consumer, Cyclical (continued)
Gol Finance
8.75% due 12/31/2049 (f)	$3,870,000	$1,354,500
Greektown Holdings LLC
10.75% due 12/01/2013 ^ (f)	8,419,000	1,978,465
Indianapolis Downs Capital LLC
11.00% due 11/01/2012 (f)	1,200,000	654,000
Isle of Capri Casinos, Inc.
7.00% due 03/01/2014	17,527,000	7,448,975
Jacobs Entertainment, Inc.
9.75% due 06/15/2014	1,800,000	864,000
Little Traverse Bay Bands of Odawa Indians
10.25% due 02/15/2014 (f)	4,715,000	2,970,450
Majestic Star Casino LLC
9.50% due 10/15/2010 ^	7,840,000	2,195,200
9.75% due 01/15/2011 ^	4,870,000	292,200
Mashantucket Western Pequot Tribe
8.50% due 11/15/2015 (f)	11,430,000	4,486,275
Meritage Homes Corp.
7.00% due 05/01/2014	114,000	64,980
MTR Gaming Group, Inc., Series B
9.00% due 06/01/2012	2,439,000	1,365,840
9.75% due 04/01/2010	155,000	116,250
Northwest Airlines
zero coupon due 01/16/2017	4,640,000	2,923
6.625% due 02/15/2023	15,810,000	19,763
7.625% due 11/15/2023	8,965,000	11,206
8.70% due 03/15/2049	2,220,000	2,775
8.875% due 06/01/2049	6,860,000	8,575
9.875% due 03/15/2037	7,390,000	9,238
10.00% due 02/01/2009	3,810,000	4,763
Scientific Games Corp.
6.25% due 12/15/2012	73,000	58,765
Seminole Hard Rock Entertainment, Inc.
4.4962% due 03/15/2014 (b)(f)	845,000	428,837
Steinway Musical Instruments, Inc.
7.00% due 03/01/2014 (f)	755,000	524,725
Tenneco Automotive, Inc.
8.625% due 11/15/2014	6,740,000	2,561,200
Travelport LLC
9.875% due 09/01/2014	4,415,000	1,655,625
11.875% due 09/01/2016	750,000	210,000
Trump Entertainment Resorts, Inc.
8.50% due 06/01/2015	14,635,000	1,939,137
UAL Corp.
4.50% due 06/30/2021 (f)	5,650,000	2,803,530
US Airways Group, Inc.
7.00% due 09/30/2020	6,275,000	2,847,281
US Corrugated, Inc.
10.00% due 06/12/2013	540,000	280,800

		73,577,799

Consumer, Non-cyclical - 4.20%
Alliance One International, Inc.
11.00% due 05/15/2012	2,200,000	1,826,000
12.75% due 11/15/2012	2,420,000	1,766,600
ASG Consolidated LLC/ASG Finance, Inc.
11.5 due 11/01/2011 (f)	4,380,000	3,723,000
Community Health Systems, Inc.
8.875% due 07/15/2015	2,205,000	2,028,600

The accompanying notes are an integral part of the financial statements.

39

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

High Income Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Consumer, Non-cyclical (continued)
Healthsouth Corp.
8.3225% due 06/15/2014 (b)	$1,000,000	$800,000
10.75% due 06/15/2016	1,550,000	1,422,125
MSX International UK 12.50% due 04/01/2012 (f)	1,235,000	494,000
North Atlantic Trading Company 10.00% due 03/01/2012 (f)	2,626,750	1,444,713
Quebecor World Capital Corp. 6.125% due 11/15/2013	3,410,000	93,775
8.75% due 03/15/2016 (f)	590,000	46,462
Quebecor World, Inc. 9.75% due 01/15/2015 (f)	3,365,000	264,994
United Rentals North America, Inc. 7.00% due 02/15/2014	415,000	253,150
Yankee Acquisition Corp., Series B 8.50% due 02/15/2015	3,360,000	1,566,600

		15,730,019
Diversified - 0.12%
Marquee Holdings, Inc. 12 due 08/15/2014	855,000	436,050

Energy - 0.34%
Dominion Petroleum Acquisitions 10.00% due 10/01/2011	1,825,000	1,283,523

Financial - 0.58%
Buffalo Thunder Development Authority 9.375% due 12/15/2014 (f)	1,670,000	334,000
Drummond Company, Inc. 7.375% due 02/15/2016 (f)	500,000	242,500
Realogy Corp. 10.50% due 04/15/2014	965,000	166,463
12.375% due 04/15/2015	645,000	87,075
TAM Capital, Inc. 7.375% due 04/25/2017	2,265,000	1,064,550
Ucar Finance, Inc. 10.25% due 02/15/2012	294,000	267,540

		2,162,128
Industrial - 2.00%
Blaze Recycling & Metals LLC 10.875% due 07/15/2012 (f)	755,000	566,250
BWAY Corp. 10.00% due 10/15/2010	780,000	663,000
Jefferson Smurfit Corp. 8.25% due 10/01/2012	790,000	134,300
Muzak LLC/Muzak Finance Corp. 9.875% due 03/15/2009	1,884,000	1,036,200
Odebrecht Overseas, Ltd. 9.625% due 12/31/2049	1,050,000	819,000
Pliant Corp. 11.625% due 06/15/2009	836,562	447,561
Sequa Corp. 11.75% due 12/01/2015 (f)	2,310,000	877,800
Smurfit-Stone Container Enterprises, Inc. 8.00% due 03/15/2017	11,520,000	2,188,800
8.375% due 07/01/2012	495,000	81,675
Thomas & Betts Corp. 6.39% due 02/10/2009	11,000	11,025

High Income Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Industrial (continued)
Vitro SAB de CV 9.125% due 02/01/2017	$2,175,000	$652,500

		7,478,111
Utilities - 4.04%
Texas Competitive Electric Holdings Company LLC 10.50% due 11/01/2015 (f)	17,280,000	12,268,800
10.50% due 11/01/2016 (f)	5,760,000	2,880,000

		15,148,800

TOTAL CORPORATE BONDS (Cost $410,924,284)		$191,108,235

CONVERTIBLE BONDS - 6.68%

Communications - 1.65%
Charter Communications, Inc. 6.50% due 10/01/2027	23,434,000	392,168
XM Satellite Radio Holdings, Inc. 10.00% due 12/01/2009	15,820,000	5,794,075

		6,186,243
Consumer, Cyclical - 4.66%
AMR Corp. 4.50% due 02/15/2024	4,920,000	4,780,961
Pinnacle Airlines Corp. 3.25% due 02/15/2025	1,608,000	1,067,812
UAL Corp. 4.50% due 06/30/2021	23,398,000	11,610,087

		17,458,860
Financial - 0.37%
MBIA Insurance Company 14.00% due 01/15/2033 (f)	2,730,000	1,392,300

TOTAL CONVERTIBLE BONDS (Cost $36,322,938)		$25,037,403

COLLATERALIZED MORTGAGE OBLIGATIONS - 3.35%
GS Mortgage Securities Corp., Series 2006-NIM3, Class OS zero coupon due 10/26/2037	5,000	500
Countrywide Alternative Loan Trust, Series 2007-OA9, Class B1 1.9713% due 06/25/2047 (b)(f)	1,149,088	17,203
Countrywide Alternative Loan Trust, Series 2007-OA9, Class B2 2.2213% due 06/25/2047 (b)(f)	340,867	2,225
Countrywide Alternative Loan Trust, Series 2007-OA9, Class B3 2.2213% due 06/25/2047 (b)(f)	176,539	662
Countrywide Alternative Loan Trust, Series 2007-OA9, Class XP 3.6742% IO due 06/25/2047	52,979,377	2,152,287
DSLA Mortgage Loan Trust, Series 2005-AR5, Class X2 0.2776% IO due 08/19/2045	121,926,239	2,895,748
Global Tower Partners Acquisition LLC, Series 2007-1A, Class G 7.8737% due 05/15/2037 (f)	540,000	412,278
Harborview Mortgage Loan Trust, Series 2006-BU1, Class R zero coupon due 02/19/2046	175,963,671	2,474,489

The accompanying notes are an integral part of the financial statements.

40

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

High Income Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Harborview Mortgage Loan Trust, Series 2007-3, Class ES zero coupon IO due 05/19/2047	$75,830,157	$450,242
Harborview Mortgage Loan Trust, Series 2007-4, Class ES zero coupon IO due 07/19/2047	75,683,069	473,019
Harborview Mortgage Loan Trust, Series 2007-6, Class ES zero coupon IO due 11/19/2015 (f)	54,244,818	322,079
Lehman XS Net Interest Margin Notes, Series 2007-GPM8, Class A3 9.00% due 01/28/2047 (f)	341,371	4,226
Lehman XS Net Interest Margin Notes, Series 2007-GPM8, Class A4 9.00% due 01/28/2047 (f)	505,000	2,606
SBA CMBS Trust, Series 2006-1A, Class H 7.389% due 11/15/2036 (f)	1,820,000	1,201,200
SBA CMBS Trust, Series 2006-1A, Class J 7.825% due 11/15/2036 (f)	2,380,000	1,547,000
Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2005-AR19, Class B1 1.1712% due 12/25/2045 (b)	3,069,557	613,911

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $19,316,253)		$12,569,675

ASSET BACKED SECURITIES - 0.66%
DB Master Finance LLC, Series 2006-1, Class-M1 8.285% due 06/20/2031 (f)	1,545,000	996,093
Dominos Pizza Master Issuer LLC, Series 2007-1, Class M1 7.629% due 04/27/2037 (f)	3,730,000	1,492,000

TOTAL ASSET BACKED SECURITIES (Cost $5,290,338)		$2,488,093

COMMON STOCKS - 9.69%

Basic Materials - 0.00%
Tembec, Inc. *	27,054	21,038
Communications - 2.04%
Canadian Satellite Radio Holdings, Inc. *	452,601	256,639
Canadian Satellite Radio Holdings, Series A *	30,012	15,802
Charter Communications, Inc., Class A *	414,100	33,873
Comcast Corp., Special Class A	212,659	3,434,443
Sirius XM Radio, Inc. *	4,473,205	536,785
Sprint Nextel Corp. *	326,900	598,227
Time Warner Cable, Inc. *	128,826	2,763,318
Vertis Holdings Inc *	50,280	0

		7,639,087
Consumer, Cyclical - 7.56%
Delta Air Lines, Inc. *	2,240,546	25,676,657
Federal Mogul Corp. *	32,948	139,370
Fontainebleau Resorts LLC, Class A *	68,468	73,726
UAL Corp. *	49,000	539,980
US Airways Group, Inc. *	247,799	1,915,486

		28,345,219
Energy - 0.06%
Dominion Petroleum, Ltd., GDR *	4,279,603	218,690

High Income Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Financial - 0.03%
Adelphia Recovery Trust, Series ACC-1 *	5,927,870	$59,279
Adelphia Recovery Trust, Series Arahova *	424,950	42,495

		101,774
Industrial - 0.00%
Pliant Corp. * (a)	145	0

TOTAL COMMON STOCKS (Cost $65,159,572)		$36,325,808

PREFERRED STOCKS - 4.10%

Consumer, Cyclical - 2.92%
Continental Airlines Finance Trust II, 6.00%	546,898	10,937,960

Financial - 1.18%
CIT Group, Inc., 7.75%	91,768	677,248
iStar Financial, Inc., Series E, 7.875%	381,900	1,466,496
iStar Financial, Inc., Series F, 7.80%	257,166	977,231
iStar Financial, Inc., Series G, 7.65%	109,058	408,967
iStar Financial, Inc., Series I, 7.50%	244,180	886,373

		4,416,315
Industrial - 0.00%
Pliant Corp., Series AA, 13.00%	1,287	1,416

TOTAL PREFERRED STOCKS (Cost $20,284,805)		$15,355,691

TERM LOANS - 13.63%

Basic Materials - 0.11%
AbitibiBowater, Inc. 11.50% due 03/31/2009 (b)	355,571	284,457
Tembec, Inc. 8.4363% due 02/28/2012 (b)	188,750	102,397

		386,854
Communications - 2.19%
Idearc, Inc. 3.44% due 04/11/2017 (b)	18,925,673	5,829,107
R.H. Donnelley Corp. 0.00% due 06/30/2011 (j)	2,750,000	1,543,438
Sirius Satellite Radio, Inc. 3.6875% due 12/20/2012 (b)	361,350	180,675
Star Tribune Corp.
5.7863% due 05/30/2014 ^ (b)	4,364	4,338
6.25% due 03/01/2014 ^ (b)	3,206,792	641,358
10.83% due 03/01/2015 ^ (b)	4,125,000	0

		8,198,916
Consumer, Cyclical - 6.37%
Delta Airlines, Inc. 4.5813% due 04/30/2012 (b)	1,623,600	798,811
5.1488% due 04/30/2014 (b)	9,354,240	4,602,286
East Valley Tourist Development 9.72% due 08/06/2012 (b)	810,000	405,000
Fontainebleau 0.00% due 06/06/2014 (j)	1,494,939	396,159
0.00% due 06/06/2014 (j)	3,192,561	846,029
Isle of Capri Casinos, Inc.
5.5119% due 11/25/2013 (b)	552,226	324,709
5.5119% due 11/25/2013 (b)	627,936	369,226
5.5119% due 11/25/2013 (b)	1,565,865	920,728

The accompanying notes are an integral part of the financial statements.

41

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

High Income Trust (continued)

	Shares or Principal Amount	Value

TERM LOANS (continued)

Consumer, Cyclical (continued)
Michaels Stores, Inc. 3.6875% due 10/31/2013 (b)	$1,316,534	$677,028
3.6875% due 10/31/2013	857,561	446,412
4.1325% due 10/31/2013	571,707	297,608
Northwest Airlines 3.44% due 08/21/2013 (b)	1,754,062	1,248,313
Saint Acquisition Corp. 4.6875% due 05/06/2014 (b)	17,100,000	6,021,594
US Airways Group, Inc. 3.9363% due 03/26/2014 (b)	14,804,596	6,143,907
5.7188% due 03/26/2014 (b)	934,343	378,409

		23,876,219
Consumer, Non-cyclical - 3.93%
Bausch & Lomb, Inc. 0.00% due 04/11/2015 (j)	375,587	255,399
7.0119% due 04/26/2015 (b)	4,281,690	2,911,549
Community Health Systems, Inc. 0.00% due 07/25/2014 (b)(j)	286,271	221,932
3.4038% due 07/25/2014	143,136	143,136
4.4394% due 07/25/2014 (b)	8,396,147	6,509,113
HCA, Inc. 6.0119% due 11/18/2013	6,000,000	4,691,250
Ralin Medical, Inc. 0.00% due 11/21/2037 (j)	180	0

		14,732,379
Financial - 0.22%
Realogy Corp. 5.7063% due 10/10/2013 (b)	1,481,250	829,500

Utilities - 0.81%
Texas Competitive Electric Holdings Company LLC 5.2675% due 10/10/2014	1,643,543	1,136,099
5.8875% due 10/10/2014	1,234,488	853,340
7.261% due 10/10/2014 (b)	1,500,000	1,036,875
7.2619% due 10/10/2014	21,970	15,186

		3,041,500

TOTAL TERM LOANS (Cost $82,101,069)		$51,065,368

WARRANTS - 0.00%

Basic Materials - 0.00%
New Gold, Inc. (Expiration date 06/28/2017, strike price CAD 15.00) *	47,190	11,468

TOTAL WARRANTS (Cost $0)		$11,468

OPTIONS - 4.40%

Communications - 0.17%
Comcast Corp. Expiration 01/16/2010 at $15.00	45,300	200,226
Expiration 01/16/2010 at $20.00	169,500	355,950
Expiration 01/16/2010 at $25.00	8,740,000	74,290

		630,466
Consumer, Cyclical - 0.66%
Delta Airlines, Inc. Expiration 01/16/2010 at $5.00	250,000	1,900,000
Expiration 01/16/2010 at $7.50	50,000	302,500

High Income Trust (continued)

	Shares or Principal Amount	Value

OPTIONS (continued)

Consumer, Cyclical (continued)
Delta Airlines, Inc. (continued) Expiration 01/16/2010 at $10.00	50,000	$250,000

		2,452,500
Other - 3.57%
Over The Counter Purchase Call on the USD vs. CAD
Expiration 04/20/2010 at $1.30	102,000,000	6,692,832
Expiration 04/01/2010 at $1.30	102,000,000	6,692,832

		13,385,664

TOTAL OPTIONS (Cost $4,618,178)		$16,468,630

REPURCHASE AGREEMENTS - 0.26%
Repurchase Agreement with State Street Corp. dated 12/31/2008 at 0.00% to be repurchased at $957,000 on 01/02/2009, collateralized by $950,000 Federal National Mortgage Association, 3.53% due 08/25/2010 (valued at $977,313, including interest)	$957,000	$957,000

TOTAL REPURCHASE AGREEMENTS (Cost $957,000)		$957,000

SHORT TERM INVESTMENTS - 8.37%
John Hancock Cash Investment Trust, 1.2465% (c)(h)	$186	$186
Quebecor World Capital Corp. zero coupon due 11/15/2009	390,000	268,527
U.S. Treasury Bills zero coupon due 06/11/2009 to 06/18/2009	31,100,000	31,075,083

TOTAL SHORT TERM INVESTMENTS (Cost $30,426,215)		$31,343,796

Total Investments (High Income Trust) (Cost $675,400,652) - 102.14%		$382,731,167
Liabilities in Excess of Other Assets - (2.14)%		(8,004,886)

TOTAL NET ASSETS - 100.00%		$374,726,281

High Yield Trust

	Shares or Principal Amount	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS - 4.62%

Federal Home Loan Bank - 4.62% 4.50% due 10/09/2009	$35,200,000	$36,259,414
5.00% due 09/18/2009 (a)	33,000,000	34,009,569

		70,268,983

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $70,398,086)		$70,268,983

The accompanying notes are an integral part of the financial statements.

42

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

High Yield Trust (continued)

		Shares or Principal Amount	Value

FOREIGN GOVERNMENT OBLIGATIONS - 2.87%

Argentina - 0.02%
Republic of Argentina 7.00% due 09/12/2013		$1,141,000	$344,582
9.00% due 05/26/2009 ^	EUR	300,000	19,808
11.75% due 05/20/2011 ^		275,000	11,727

			376,117
Brazil - 0.90%
Federative Republic of Brazil 10.00% due 01/01/2012	BRL	12,993,000	5,230,317
10.00% due 07/01/2010		20,477,000	8,539,348
10.00% due 01/01/2010		1,000	421

			13,770,086
Indonesia - 0.29%
Republic of Indonesia 9.75% due 05/15/2037	IDR	14,208,000,000	1,073,408
10.25% due 07/15/2027		11,943,000,000	842,938
10.25% due 07/15/2022		18,787,000,000	1,362,454
11.00% due 09/15/2025		15,723,000,000	1,188,881

			4,467,681
Panama - 0.18%
Republic of Panama 9.375% due 04/01/2029		$2,450,000	2,695,000
Peru - 0.15%
Republic of Peru 6.55% due 03/14/2037		834,000	744,345
7.35% due 07/21/2025		194,000	193,030
8.75% due 11/21/2033		1,147,000	1,284,640

			2,222,015
Turkey - 0.94%
Republic of Turkey 6.875% due 03/17/2036		13,115,000	10,885,450
7.00% due 06/05/2020		202,000	195,435
7.00% due 09/26/2016		475,000	463,125
7.375% due 02/05/2025		2,906,000	2,731,640

			14,275,650
Venezuela - 0.39%
Republic of Venezuela 5.75% due 02/26/2016		6,671,000	2,835,175
7.65% due 04/21/2025		925,000	363,062
8.50% due 10/08/2014		433,000	225,160
9.375% due 01/13/2034		2,054,000	944,840
10.75% due 09/19/2013		2,420,000	1,585,100

			5,953,337

TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $60,097,040)			$43,759,886

CORPORATE BONDS - 80.68%

Basic Materials - 6.11%
Abitibi-Consolidated Company of Canada 13.75% due 04/01/2011 (f)		17,340,000	11,097,600
15.50% due 07/15/2010 (f)		12,804,000	3,713,160
Appleton Papers, Inc. 8.125% due 06/15/2011		3,775,000	2,604,750
Appleton Papers, Inc., Series B 9.75% due 06/15/2014		5,190,000	3,036,150

High Yield Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Basic Materials (continued)
Evraz Group SA 8.875% due 04/24/2013 (f)	$2,630,000	$1,341,300
9.50% due 04/24/2018 (f)	1,110,000	555,000
Freeport-McMoRan Copper & Gold, Inc. 6.875% due 02/01/2014	640,000	576,000
8.375% due 04/01/2017	12,990,000	10,651,800
Georgia Gulf Corp. 10.75% due 10/15/2016	13,680,000	3,283,200
GTL Trade Finance, Inc. 7.25% due 10/20/2017 (f)	5,321,000	4,463,574
7.25% due 10/20/2017	5,660,000	4,942,935
Huntsman International LLC 7.875% due 11/15/2014	1,865,000	997,775
Metals USA Holdings Corp., PIK 10.8825% due 07/01/2012	1,140,000	319,200
Methanex Corp. 8.75% due 08/15/2012	4,405,000	3,865,387
Montell Finance Company BV 8.10% due 03/15/2027 (f)	7,840,000	156,800
NewPage Corp. 9.4425% due 05/01/2012 (b)	14,415,000	5,513,738
12.00% due 05/01/2013	1,230,000	350,550
Noranda Aluminium Holding Corp. 8.345% due 11/15/2014 (b)	20,405,000	3,264,800
Novelis, Inc. 7.25% due 02/15/2015	12,600,000	7,308,000
Rock-Tenn Company 9.25% due 03/15/2016 (f)	3,330,000	3,096,900
Ryerson, Inc. 10.5675% due 11/01/2014 (b)(f)	270,000	178,200
12.25% due 11/01/2015 (f)	18,480,000	11,411,400
Smurfit Capital Funding PLC 7.50% due 11/20/2025	3,215,000	1,896,850
Tube City IMS Corp. 9.75% due 02/01/2015	430,000	150,500
Vale Overseas, Ltd. 6.875% due 11/21/2036	3,740,000	3,394,798
8.25% due 01/17/2034	1,347,000	1,431,457
Vedanta Resources PLC 8.75% due 01/15/2014 (f)	3,470,000	2,082,000
Verso Paper Holdings LLC, Series B 11.375% due 08/01/2016	2,460,000	738,000
Westlake Chemical Corp. 6.625% due 01/15/2016	1,000,000	580,000

		93,001,824
Communications - 14.42%
Affinion Group, Inc. 10.125% due 10/15/2013	4,022,000	2,936,060
11.50% due 10/15/2015	13,670,000	8,219,088
ALLTEL Communications, Inc., PIK 10.375% due 12/01/2017 (f)	4,950,000	5,544,000
America Movil SAB de CV 5.625% due 11/15/2017	1,520,000	1,351,324
Axtel SAB de CV 7.625% due 02/01/2017 (f)	9,120,000	6,201,600
7.625% due 02/01/2017	430,000	280,575
Cablevision Systems Corp., Series B 8.00% due 04/15/2012	720,000	640,800

The accompanying notes are an integral part of the financial statements.

43

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

High Yield Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Communications (continued)
CanWest Media, Inc.
8.00% due 09/15/2012	$226,000	$99,440
Charter Communications Holdings I LLC
11.00% due 10/01/2015	25,688,000	4,495,400
11.00% due 10/01/2015	3,430,000	531,650
Charter Communications Holdings II LLC
10.25% due 10/01/2013 (a)	4,096,000	1,474,560
Charter Communications Holdings LLC
11.75 due 05/15/2011	2,115,000	253,800
12.125 due 01/15/2012	2,260,000	271,200
Charter Communications, Inc.
10.875% due 09/15/2014	13,090,000	10,472,000
Cincinnati Bell Telephone Company
6.30% due 12/01/2028	2,610,000	1,644,300
Citizens Communications Company
7.05% due 10/01/2046	1,375,000	598,125
7.875% due 01/15/2027	2,780,000	1,612,400
9.25% due 05/15/2011	550,000	522,500
CMP Susquehanna Corp.
9.875% due 05/15/2014	2,765,000	110,600
CSC Holdings, Inc.
6.75% due 04/15/2012	5,285,000	4,835,775
8.50% due 06/15/2015 (f)	3,280,000	2,886,400
CSC Holdings, Inc., Series B
7.625% due 04/01/2011	2,935,000	2,766,238
8.125% due 08/15/2009	120,000	119,400
8.125% due 07/15/2009	650,000	646,750
Dex Media West LLC
9.875% due 08/15/2013	2,076,000	493,050
Dex Media, Inc.
zero coupon due 11/15/2013	5,260,000	973,100
8.00% due 11/15/2013	180,000	33,300
9.00% due 11/15/2013	7,305,000	1,351,425
DirecTV Holdings LLC
8.375% due 03/15/2013	2,440,000	2,427,800
EchoStar DBS Corp.
6.625% due 10/01/2014	2,515,000	2,100,025
7.75% due 05/31/2015	6,060,000	5,151,000
Expedia, Inc.
8.50% due 07/01/2016 (f)	565,000	420,925
Globo Comunicacoes e Participacoes SA
7.25% due 04/26/2022 (f)	4,871,000	4,335,190
Hawaiian Telcom Communications, Inc., Series B
12.50% due 05/01/2015 ^	5,405,000	27,025
Idearc, Inc.
8.00% due 11/15/2016	3,722,000	279,150
Intelsat Bermuda, Ltd.
11.25% due 06/15/2016	3,760,000	3,421,600
Intelsat Corp.
9.25% due 08/15/2014 (f)	12,500,000	11,625,000
Intelsat Jackson Holdings, Ltd.
9.50% due 06/15/2016 (f)	3,996,000	3,676,320
11.50% due 06/15/2016 (f)	24,055,000	21,649,500
iPCS, Inc.
5.3175% due 05/01/2013 (b)(f)	4,000,000	2,840,000
Level 3 Communications, Inc.
12.25% due 03/15/2013	2,860,000	1,730,300
Level 3 Financing, Inc.
6.845% due 02/15/2015 (b)	2,120,000	922,200

High Yield Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Communications (continued)
Level 3 Financing, Inc. (continued)
9.25% due 11/01/2014	$12,280,000	$7,122,400
MetroPCS Wireless, Inc.
9.25% due 11/01/2014	2,365,000	2,116,675
Nordic Telephone Company Holdings
8.875% due 05/01/2016 (f)	10,910,000	7,637,000
Qwest Communications International, Inc., Series B
7.50% due 02/15/2014	11,015,000	7,875,725
R.H. Donnelley Corp., Series A-3
8.875% due 01/15/2016	1,615,000	242,250
R.H. Donnelley, Inc.
11.75% due 05/15/2015	200,000	49,000
Sprint Capital Corp.
6.875% due 11/15/2028	16,440,000	9,781,800
7.625% due 01/30/2011	10,890,000	9,093,150
8.375% due 03/15/2012	14,240,000	11,392,000
8.75% due 03/15/2032	7,320,000	4,941,000
Sun Media Corp.
7.625% due 02/15/2013	405,000	326,025
TL Acquisitions, Inc.
zero coupon due 07/15/2015 (f)	5,760,000	1,670,400
10.50% due 01/15/2015 (f)	7,620,000	3,124,200
True Move Company, Ltd.
10.375% due 08/01/2014 (f)	2,960,000	1,036,000
10.75% due 12/16/2013 (f)	23,634,000	8,744,580
10.75% due 12/16/2013	800,000	359,205
UBS Luxembourg SA for OJSC Vimpel
Communications
8.25% due 05/23/2016	5,587,000	3,016,980
Vimpelcom
8.375% due 04/30/2013 (f)	1,150,000	736,000
Virgin Media, Inc.
9.125% due 08/15/2016	12,499,000	9,249,260
Windstream Corp.
8.625% due 08/01/2016	10,300,000	9,115,500

		219,600,045
Consumer, Cyclical - 10.04%
ACE Hardware Corp.
9.125% due 06/01/2016 (f)	785,000	518,100
Allison Transmission, Inc.
11.00% due 11/01/2015 (f)	280,000	137,200
11.25% due 11/01/2015 (f)	8,300,000	3,278,500
AutoNation, Inc.
6.7525% due 04/15/2013 (b)	2,785,000	1,907,725
7.00% due 04/15/2014	800,000	584,000
Blockbuster, Inc.
9.00% due 09/01/2012 (a)	9,370,000	4,544,450
Boyd Gaming Corp.
6.75% due 04/15/2014	4,105,000	2,586,150
7.125% due 02/01/2016	2,770,000	1,634,300
Buffets, Inc.
12.50% due 11/01/2014 ^	7,505,000	14,072
Carrols Corp.
9.00% due 01/15/2013	1,030,000	695,250
Choctaw Resort Development Enterprise
7.25% due 11/15/2019 (f)	2,752,000	1,431,040
Continental Airlines, Inc., Series C
7.339% due 04/19/2014	4,960,000	2,875,994

The accompanying notes are an integral part of the financial statements.

44

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

High Yield Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Consumer, Cyclical (continued)
DAE Aviation Holdings, Inc.
11.25% due 08/01/2015 (f)	$16,840,000	$6,904,400
Delta Air Lines, Inc.
8.954% due 08/10/2014	3,940,037	2,088,224
Denny’s Corp.
10.00% due 10/01/2012	2,244,000	1,553,970
Dollar General Corp., PIK
11.875% due 07/15/2017	10,343,000	8,843,265
Downstream Development Authority of the Quapaw
Tribe of Oklahoma
12.00% due 10/15/2015 (f)	5,800,000	3,190,000
El Pollo Loco, Inc.
11.75% due 11/15/2013	3,910,000	2,893,400
Eye Care Centers of America
10.75% due 02/15/2015	2,413,000	2,292,350
Fontainebleau Las Vegas Holdings
10.25% due 06/15/2015 (f)	3,620,000	352,950
Ford Motor Company
7.45% due 07/16/2031	4,795,000	1,342,600
General Motors Corp.
7.20% due 01/15/2011 (a)	17,280,000	3,628,800
8.375% due 07/15/2033 (a)	21,235,000	3,716,125
Harrah’s Operating Company, Inc.
10.00% due 12/15/2018	221,000	80,665
10.75% due 02/01/2016 (f)	964,000	274,740
Indianapolis Downs Capital LLC
11.00% due 11/01/2012 (a)(f)	6,850,000	3,733,250
Inergy LP/Inergy Finance Corp.
8.25% due 03/01/2016 (f)	1,715,000	1,337,700
Inn of the Mountain Gods Resort & Casino
12.00% due 11/15/2010	9,228,000	3,045,240
Interface, Inc.
9.50% due 02/01/2014	1,275,000	1,020,000
10.375% due 02/01/2010	5,075,000	5,024,250
K Hovnanian Enterprises, Inc.
8.625% due 01/15/2017	961,000	240,250
11.50% due 05/01/2013	12,300,000	9,348,000
Keystone Automotive Operations, Inc.
9.75% due 11/01/2013	3,260,000	1,238,800
Macys Retail Holdings, Inc.
10.625% due 11/01/2010	2,190,000	1,878,569
Mandalay Resort Group
7.625% due 07/15/2013	1,000,000	310,000
MGM Mirage, Inc.
6.625% due 07/15/2015	245,000	149,450
6.75% due 09/01/2012	2,085,000	1,459,500
8.375% due 02/01/2011 (a)	3,850,000	2,290,750
13.00% due 11/15/2013 (f)	1,460,000	1,390,650
Michaels Stores, Inc.
10.00% due 11/01/2014 (a)	4,690,000	2,133,950
Mohegan Tribal Gaming Authority
7.125% due 08/15/2014 (a)	3,415,000	1,724,575
Neiman Marcus Group, Inc.
7.125% due 06/01/2028	2,280,000	1,071,600
9.00% due 10/15/2015 (f)	15,486,000	6,813,840
Norcraft Companies LP
9.00% due 11/01/2011	9,120,000	7,752,000
Norcraft Holdings Capital
9.75 due 09/01/2012	8,150,000	6,071,750

High Yield Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Consumer, Cyclical (continued)
Oxford Industries, Inc.
8.875% due 06/01/2011	$4,470,000	$3,374,850
Park Place Entertainment Corp.
8.125% due 05/15/2011	8,610,000	4,218,900
River Rock Entertainment Authority
9.75% due 11/01/2011	580,000	481,400
Sbarro, Inc.
10.375% due 02/01/2015	3,905,000	2,050,125
Seneca Gaming Corp.
7.25% due 05/01/2012	3,005,000	2,419,025
Station Casinos, Inc.
6.00% due 04/01/2012 (a)	4,755,000	951,000
6.50% due 02/01/2014	2,340,000	134,550
6.625% due 03/15/2018	2,257,000	129,777
7.75% due 08/15/2016 (a)	5,098,000	968,620
Suburban Propane Partners LP
6.875% due 12/15/2013	13,185,000	10,811,700
Visteon Corp.
8.25% due 08/01/2010	7,538,000	2,336,780
12.25% due 12/31/2016 (f)	12,791,000	3,069,840
Wynn Las Vegas Capital Corp.
6.625% due 12/01/2014	8,730,000	6,591,150

		152,940,111
Consumer, Non-cyclical - 13.07%
Advanced Medical Optics, Inc.
7.50% due 05/01/2017	5,585,000	2,848,350
Alliance One International, Inc.
8.50% due 05/15/2012	3,685,000	2,708,475
11.00% due 05/15/2012	2,660,000	2,207,800
Altria Group, Inc.
9.70% due 11/10/2018	4,350,000	4,701,611
American Achievement Corp.
8.25% due 04/01/2012 (f)	956,000	736,120
American Greetings Corp.
7.375% due 06/01/2016	490,000	328,300
Ashtead Capital, Inc.
9.00% due 08/15/2016 (f)	5,850,000	3,012,750
Ashtead Holdings PLC
8.625% due 08/01/2015 (f)	1,635,000	858,375
Biomet, Inc.
10.375% due 10/15/2017	11,190,000	8,840,100
11.625% due 10/15/2017	1,010,000	863,550
Community Health Systems, Inc.
8.875% due 07/15/2015	3,726,000	3,427,920
Constellation Brands, Inc.
7.25% due 09/01/2016	3,925,000	3,709,125
CRC Health Corp.
10.75% due 02/01/2016	13,580,000	8,181,950
DaVita, Inc.
6.625% due 03/15/2013	3,690,000	3,505,500
7.25% due 03/15/2015	6,895,000	6,550,250
Delhaize America, Inc.
9.00% due 04/15/2031	2,961,000	2,994,521
DI Finance/DynCorp International LLC
9.50% due 02/15/2013 (f)	6,520,000	5,696,850
DI Finance/DynCorp International LLC, Series B
9.50% due 02/15/2013	13,678,000	11,916,957

The accompanying notes are an integral part of the financial statements.

45

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

High Yield Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Consumer, Non-cyclical (continued)
Dole Food Company, Inc.
7.25% due 06/15/2010	$2,244,000	$1,565,190
8.625% due 05/01/2009	5,505,000	4,982,025
8.875% due 03/15/2011	3,216,000	2,010,000
Education Management Corp.
8.75% due 06/01/2014	1,590,000	1,208,400
10.25% due 06/01/2016 (a)	7,510,000	5,444,750
FMC Finance III SA
6.875% due 07/15/2017	4,120,000	3,852,200
H&E Equipment Services, Inc.
8.375% due 07/15/2016	9,925,000	5,260,250
HCA, Inc.
5.75% due 03/15/2014	210,000	127,050
6.25% due 02/15/2013	40,000	25,000
6.375% due 01/15/2015	4,555,000	2,778,550
7.50% due 12/15/2023	2,950,000	1,385,470
7.50% due 11/06/2033	2,800,000	1,302,000
8.75% due 09/01/2010	2,840,000	2,726,400
9.25% due 11/15/2016	7,175,000	6,583,063
9.625% due 11/15/2016	22,940,000	17,893,200
Hertz Corp.
10.50% due 01/01/2016	18,689,000	8,526,856
Leiner Health Products, Inc.
11.00% due 06/01/2012 ^	18,200,000	910,000
Penhall International Corp.
12.00% due 08/01/2014 (f)	11,000,000	4,180,000
Rental Service Corp.
9.50% due 12/01/2014	9,395,000	5,167,250
Service Corp. International
6.75% due 04/01/2016	530,000	402,800
7.50% due 04/01/2027	1,960,000	1,254,400
7.625% due 10/01/2018	1,690,000	1,250,600
Stater Brothers Holdings
7.75% due 04/15/2015	1,300,000	1,092,000
Tenet Healthcare Corp.
6.375% due 12/01/2011	6,710,000	5,183,475
6.50% due 06/01/2012	3,585,000	2,724,600
7.375% due 02/01/2013	6,679,000	4,758,788
9.875% due 07/01/2014	6,741,000	5,426,505
Ticketmaster
10.75% due 08/01/2016 (f)	3,805,000	2,054,700
U.S. Investigations Services, Inc.
10.50% due 11/01/2015 (f)	760,000	554,800
11.75% due 05/01/2016 (f)	9,264,000	5,836,320
U.S. Oncology Holdings, Inc., PIK
8.3344% due 03/15/2012	13,626,000	8,584,380
Universal Hospital Services, Inc.
5.9425% due 06/01/2015 (b)	1,650,000	1,006,500
8.50% due 06/01/2015	2,305,000	1,636,550
Vanguard Health Holding Company II LLC
9.00% due 10/01/2014	9,960,000	8,316,600

		199,099,176
Diversified - 0.41%
JSG Funding PLC
7.75% due 04/01/2015	2,360,000	1,286,200
Leucadia National Corp.
7.125% due 03/15/2017	1,705,000	1,265,962
8.125% due 09/15/2015	4,540,000	3,643,350

High Yield Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Diversified (continued)
Nell AF SARL
8.375% due 08/15/2015 (f)	$4,610,000	$115,250

		6,310,762
Energy - 10.31%
Atlas Pipeline Partners LP
8.75% due 06/15/2018 (f)	6,380,000	4,178,900
Belden & Blake Corp.
8.75% due 07/15/2012	9,936,000	6,806,160
Chesapeake Energy Corp.
6.25% due 01/15/2018	9,415,000	6,967,100
6.50% due 08/15/2017	2,565,000	1,962,225
7.00% due 08/15/2014	1,975,000	1,639,250
7.25% due 12/15/2018	7,370,000	5,748,600
Compagnie Generale de Geophysique SA
7.50% due 05/15/2015	1,480,000	917,600
Complete Production Services, Inc.
8.00% due 12/15/2016	4,220,000	2,658,600
Corral Finans AB, PIK
6.2525% due 04/15/2010 (b)(f)	12,936,027	6,985,455
Dynegy Holdings, Inc.
7.75% due 06/01/2019	13,270,000	9,156,300
Dynegy-Roseton Danskammer, Series B
7.67% due 11/08/2016	1,900,000	1,350,187
El Paso Corp.
7.375% due 12/15/2012	2,000,000	1,727,260
7.75% due 01/15/2032	1,055,000	684,823
7.80% due 08/01/2031	5,680,000	3,700,537
7.875% due 06/15/2012	9,715,000	8,723,827
12.00% due 12/12/2013	2,075,000	2,033,500
Enterprise Products Operating LP
7.034% due 01/15/2068 (b)	3,665,000	1,722,550
8.375% due 08/01/2066 (b)	3,670,000	2,018,500
Exco Resources, Inc.
7.25% due 01/15/2011	10,891,000	8,494,980
International Coal Group, Inc.
10.25% due 07/15/2014	10,515,000	7,886,250
KazMunaiGaz Finance Sub BV
8.375% due 07/02/2013 (f)	3,450,000	2,691,000
Key Energy Services, Inc.
8.375% due 12/01/2014	4,930,000	3,253,800
Mariner Energy, Inc.
7.50% due 04/15/2013	2,210,000	1,414,400
8.00% due 05/15/2017	2,360,000	1,227,200
MarkWest Energy Partners LP / MarkWest Energy
Finance Corp., Series B
8.75% due 04/15/2018 (f)	3,850,000	2,387,000
OPTI Canada, Inc.
7.875% due 12/15/2014	1,580,000	805,800
8.25% due 12/15/2014	8,185,000	4,419,900
Parallel Petroleum Corp.
10.25% due 08/01/2014	6,760,000	4,292,600
Pemex Project Funding Master Trust
9.125% due 10/13/2010	250,000	263,125
PetroHawk Energy Corp.
7.875% due 06/01/2015 (f)	1,700,000	1,258,000
9.125% due 07/15/2013	3,830,000	3,102,300
Pride International, Inc.
7.375% due 07/15/2014	1,680,000	1,562,400

The accompanying notes are an integral part of the financial statements.

46

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

High Yield Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Energy (continued)
Quicksilver Resources, Inc.
8.25% due 08/01/2015	$4,390,000	$2,787,650
SandRidge Energy, Inc.
8.00% due 06/01/2018 (f)	2,920,000	1,620,600
8.625% due 04/01/2015	13,000,000	6,825,000
SemGroup LP
8.75% due 11/15/2015 ^ (f)	12,970,000	453,950
Sonat, Inc.
7.625% due 07/15/2011	4,350,000	3,966,060
Southwestern Energy Company
7.50% due 02/01/2018 (f)	4,500,000	3,937,500
Stone Energy Corp.
8.25% due 12/15/2011	3,965,000	2,458,300
Targa Resources Partners LP
8.25% due 07/01/2016	1,250,000	775,000
Tesoro Corp.
6.50% due 06/01/2017	1,420,000	779,225
Transcontinental Gas Pipe Line Corp.
8.875% due 07/15/2012	4,400,000	4,293,929
VeraSun Energy Corp.
9.375% due 06/01/2017 ^	7,405,000	888,600
W&T Offshore, Inc.
8.25% due 06/15/2014 (f)	4,245,000	2,292,300
Whiting Petroleum Corp.
7.00% due 02/01/2014	6,915,000	4,875,075
7.25% due 05/01/2012	2,235,000	1,665,075
Williams Companies, Inc.
7.875% due 09/01/2021	2,505,000	1,916,325
8.75% due 03/15/2032	7,255,000	5,404,975

		156,979,693
Financial - 10.55%
American International Group, Inc.
8.175% due 05/15/2058 (b)(f)	15,850,000	6,166,046
Ashton Woods USA
9.50% due 10/01/2015 ^	3,870,000	774,000
ATF Capital BV
9.25% due 02/21/2014 (f)	10,220,000	6,643,000
Capmark Financial Group, Inc.
5.875% due 05/10/2012	3,790,000	1,292,356
CCM Merger, Inc.
8.00% due 08/01/2013 (f)	4,205,000	2,165,575
Citigroup, Inc.
8.40% due 04/29/2049 (b)	7,070,000	4,668,250
El Paso Performance-Linked Trust
7.75% due 07/15/2011 (f)	2,845,000	2,463,059
Ford Motor Credit Company LLC
7.2463% due 06/15/2011 (b)	8,957,000	5,911,620
9.2025% due 04/15/2009 (b)	6,282,000	6,062,130
12.00% due 05/15/2015	44,470,000	33,208,373
Forest City Enterprises, Inc.
7.625% due 06/01/2015	197,000	68,950
GMAC LLC
8.00% due 11/01/2031	32,292,000	18,894,017
Hawker Beechcraft Acquisition Company LLC
8.875% due 04/01/2015	16,990,000	5,776,600
Hexion U.S. Finance Corp./Hexion Nova Scotia
Finance ULC
6.6488% due 11/15/2014 (b)	2,791,000	753,570

High Yield Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Financial (continued)
HSBK Europe BV
7.25% due 05/03/2017 (f)	$9,900,000	$5,346,000
7.25% due 05/03/2017	140,000	79,800
9.25% due 10/16/2013 (f)	290,000	211,700
ICICI Bank, Ltd.
6.375% due 04/30/2022 (b)(f)	2,434,000	1,278,123
6.375% due 04/30/2022 (b)	1,907,000	846,403
JPMorgan Chase & Company, Series 1
7.90% due 12/31/2049 (b)	9,605,000	7,989,727
Lukoil International Finance BV
6.656% due 06/07/2022	1,467,000	850,860
Lukoil International Finance BV, Series REGS
6.356% due 06/07/2017	3,860,000	2,354,600
Petroplus Finance, Ltd.
6.75% due 05/01/2014 (f)	2,170,000	1,377,950
7.00% due 05/01/2017 (f)	3,380,000	2,061,800
Realogy Corp.
10.50% due 04/15/2014	8,870,000	1,530,075
11.00% due 04/15/2014	729,443	83,886
12.375% due 04/15/2015	7,355,000	992,925
Residential Capital LLC
8.50% due 05/15/2010 (f)	8,438,000	4,640,900
9.625% due 05/15/2015 (f)	7,294,000	2,115,260
RSHB Capital SA for OJSC Russian Agricultural Bank
6.299% due 05/15/2017 (f)	1,144,000	652,080
7.125% due 01/14/2014 (f)	1,430,000	958,100
7.175% due 05/16/2013 (f)	1,301,000	943,225
SLM Corp., MTN
3.695% due 07/26/2010 (b)	11,730,000	10,011,331
3.765% due 10/25/2011 (b)	1,690,000	1,295,162
Snoqualmie Entertainment Authority
6.875% due 02/01/2014 (b)(f)	2,845,000	1,650,100
TNK-BP Finance SA
6.625% due 03/20/2017 (f)	212,000	101,760
6.625% due 03/20/2017	2,683,000	1,253,551
7.50% due 07/18/2016 (f)	2,633,000	1,369,160
7.875% due 03/13/2018 (f)	3,340,000	1,670,000
TuranAlem Finance BV
8.25% due 01/22/2037 (f)	5,570,000	2,395,100
8.25% due 01/22/2037	3,166,000	1,361,380
Vanguard Health Holding Company I LLC
11.25% due 10/01/2015	3,070,000	2,409,950
Ventas Realty LP
3.875% due 11/15/2011	250,000	211,744
6.50% due 06/01/2016	705,000	516,412
6.75% due 04/01/2017	5,430,000	4,126,800
9.00% due 05/01/2012	1,701,000	1,513,890
Wells Fargo Capital XV
9.75% due 12/29/2049	1,660,000	1,676,600

		160,723,900
Industrial - 7.04%
American Railcar Industries, Inc.
7.50% due 03/01/2014	2,090,000	1,379,400
Associated Materials, Inc.
zero coupon, Step up to 11.25% on
03/01/2009 due 03/01/2014	14,900,000	8,269,500
9.75% due 04/15/2012 (a)	6,700,000	5,276,250

The accompanying notes are an integral part of the financial statements.

47

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

High Yield Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Industrial (continued)
BE Aerospace, Inc.
8.50% due 07/01/2018	$4,510,000	$4,059,000
Berry Plastics Holding Corp.
10.25% due 03/01/2016	640,000	227,200
DRS Technologies, Inc.
6.625% due 02/01/2016	11,975,000	11,975,000
7.625% due 02/01/2018	6,075,000	6,075,000
Graphic Packaging International Corp.
9.50% due 08/15/2013	6,246,000	4,309,740
Grupo Transportacion Ferroviaria Mexicana,
SA de CV
9.375% due 05/01/2012	15,045,000	13,766,175
Gulfmark Offshore, Inc.
7.75% due 07/15/2014	2,490,000	1,767,900
Horizon Lines, Inc.
4.25% due 08/15/2012	6,575,000	3,297,409
Kansas City Southern de Mexico SA de CV
7.375% due 06/01/2014	3,085,000	2,524,147
7.625% due 12/01/2013	1,565,000	1,283,300
Kansas City Southern Railway Company
7.50% due 06/15/2009	1,360,000	1,363,400
13.00% due 12/15/2013	3,500,000	3,508,750
L-3 Communications Corp.
7.625% due 06/15/2012	3,435,000	3,357,712
L-3 Communications Corp., Series B
6.375% due 10/15/2015	700,000	654,500
Metals USA, Inc.
11.125% due 12/01/2015	9,250,000	5,457,500
NewPage Holding Corp.
10.265% due 11/01/2013 (b)	4,505,472	1,667,025
Nortek, Inc.
8.50% due 09/01/2014	1,700,000	391,000
10.00% due 12/01/2013 (f)	5,840,000	3,971,200
NTK Holdings, Inc.
1.00% due 03/01/2014	12,760,000	2,743,400
NXP BV/NXP Funding LLC
7.5025% due 10/15/2013 (b)	1,880,000	625,100
7.875% due 10/15/2014	1,525,000	594,750
Odebrecht Finance, Ltd.
7.50% due 10/18/2017 (f)	6,380,000	5,104,000
Plastipak Holdings, Inc.
8.50% due 12/15/2015 (f)	3,310,000	2,217,700
Radnor Holdings Corp.
11.00% due 03/15/2010 ^	2,275,000	2,844
Saint Acquisition Corp.
9.8988% due 05/15/2015 (b)(f)	8,780,000	713,375
12.50% due 05/15/2017 (a)(f)	5,065,000	462,181
Sequa Corp.
11.75% due 12/01/2015 (f)	3,110,000	1,181,800
13.50% due 12/01/2015 (f)	3,323,466	1,063,509
Solo Cup Company
8.50% due 02/15/2014	4,770,000	3,052,800
Teekay Shipping Corp.
8.875% due 07/15/2011	5,720,000	4,833,400

		107,175,967
Technology - 1.09%
Activant Solutions, Inc.
9.50% due 05/01/2016	6,675,000	3,103,875

High Yield Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Technology (continued)
Ceridian Corp.
11.25% due 11/15/2015 (f)	$850,000	$451,563
Ceridian Corp., PIK
12.25% due 11/15/2015 (f)	5,145,000	2,527,481
First Data Corp.
9.875% due 09/24/2015 (f)	7,770,000	4,700,850
Freescale Semiconductor, Inc.
8.875% due 12/15/2014	720,000	316,800
Freescale Semiconductor, Inc., PIK
9.125% due 12/15/2014	1,450,000	333,500
Sensata Technologies B.V.
8.00% due 05/01/2014 (f)	1,800,000	810,000
SunGard Data Systems, Inc.
10.25% due 08/15/2015	6,637,000	4,380,420

		16,624,489
Utilities - 7.64%
AES Corp.
8.00% due 10/15/2017	11,770,000	9,651,400
8.00% due 06/01/2020 (f)	1,010,000	782,750
8.75% due 05/15/2013 (f)	2,940,000	2,822,400
8.875% due 02/15/2011	3,100,000	2,898,500
9.375% due 09/15/2010	7,770,000	7,381,500
Edison Mission Energy
7.20% due 05/15/2019	5,690,000	4,665,800
7.625% due 05/15/2027	7,250,000	5,618,750
7.75% due 06/15/2016	4,100,000	3,649,000
EEB International Ltd.
8.75% due 10/31/2014 (f)	6,480,000	6,010,200
Energy Future Holdings Corp.
11.25% due 11/01/2017 (f)	63,125,000	30,626,733
Midwest Generation LLC, Series A
8.30% due 07/02/2009	701,310	697,803
Mirant Mid Atlantic LLC, Series C
10.06% due 12/30/2028	7,385,152	6,794,339
Mirant North America LLC
7.375% due 12/31/2013	1,095,000	1,051,200
NRG Energy, Inc.
5.2619% due 02/01/2014	1,006,252	810,033
7.25% due 02/01/2014	5,045,000	4,717,075
7.375% due 02/01/2016	12,935,000	12,029,550
7.375% due 01/15/2017	2,385,000	2,194,200
Orion Power Holdings, Inc.
12.00% due 05/01/2010	4,925,000	4,925,000
Texas Competitive Electric Holdings Company LLC
10.50% due 11/01/2016 (f)	18,000,000	9,000,000
		116,326,233

TOTAL CORPORATE BONDS (Cost $1,902,104,835)		$1,228,782,200

CONVERTIBLE BONDS - 0.19%

Communications - 0.19%
Virgin Media, Inc.
6.50% due 11/15/2016 (f)	6,905,000	2,942,221

TOTAL CONVERTIBLE BONDS (Cost $4,147,904)		$2,942,221

The accompanying notes are an integral part of the financial statements.

48

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

High Yield Trust (continued)

		Shares or Principal Amount	Value

DEFAULTED BONDS BEYOND MATURITY DATES - 0.13%

Argentina - 0.13%
Republic of Argentina
7.00% due 03/18/2004 ^	EUR	2,185,000,000	$125,499
7.625 due 08/11/2007 ^		4,400,000,000	252,722
8.00% due 10/30/2009 ^		1,425,000,000	48,590
8.50% due 02/23/2005 ^		2,003,000	128,157
9.00% due 02/26/2008 ^		450,000	178,274
9.00% due 06/20/2003 ^		925,000	102,864
9.25% due 10/21/2002 ^		1,075,000	149,430
9.25% due 07/20/2004 ^		600,000	66,722
9.75% due 11/26/2003 ^		1,975,000	535,343
10.00% due 02/22/2007 ^		825,000	91,743
10.00% due 09/07/2007 ^		1,000,000	69,502
10.00% due 01/03/2007 ^		1,075,000,000	61,745
10.50% due 11/14/2002 ^		3,500,000	199,002

			2,009,593

TOTAL DEFAULTED BONDS BEYOND MATURITY DATES
(Cost $5,298,231)			$2,009,593

COMMON STOCKS - 0.01%

Communications - 0.00%
Maxcom Telecomunicaciones SAB de CV *		13,302	50,415
Viatel Holdings Bermuda, Ltd. *		38	19
XO Holdings, Inc. *		5,320	878

			51,312
Consumer, Cyclical - 0.01%
Home Interiors & Gifts, Inc. *		8,156,736	81,567

Utilities - 0.00%
PNM Resources, Inc.		210	2,117

TOTAL COMMON STOCKS (Cost $8,415,850)			$134,996

PREFERRED STOCKS - 0.65%

Communications - 0.00%
ION Media Networks, Inc., Series B, 12.00%		13	0

Financial - 0.65%
Bank of America Corp., Series L, 7.25%		11,220	7,293,000
Citigroup, Inc., Series T, 6.50%		92,900	2,600,271

			9,893,271

TOTAL PREFERRED STOCKS (Cost $15,869,141)			$9,893,271

TERM LOANS - 3.34%

Basic Materials - 0.26%
Georgia Pacific Corp.
5.5119% due 12/20/2012 (b)		4,000,000	3,248,331
Verso Paper Holdings, Inc.
10.0119% due 02/01/2013 (b)		1,838,847	735,539

			3,983,870
Communications - 0.63%
Idearc, Inc.
7.4825% due 11/01/2014 (b)		6,284,634	1,916,813
Newsday LLC
9.75% due 08/01/2013 (b)		2,000,000	1,600,000

High Yield Trust (continued)

	Shares or Principal Amount	Value

TERM LOANS (continued)

Communications (continued)
Wind Acquisition Finance SA, PIK
11.7525% due 12/21/2011 (b)	$10,942,008	$6,072,814

		9,589,627
Consumer, Cyclical - 0.38%
Allison Transmission, Inc.
4.64% due 08/07/2014 (b)	9,790,968	5,413,005
Aramark Corp.
4.675% due 01/31/2014 (b)	497,132	407,648

		5,820,653
Consumer, Non-cyclical - 0.81%
Bausch & Lomb, Inc.
0.00% due 04/11/2015 (b)(j)	5,000,000	3,309,400
Community Health Systems, Inc.
0.00% due 07/02/2014 (b)(j)	5,000,000	3,876,250
Iasis Holdco, Inc., PIK
8.7575% due 06/15/2014 (b)	6,913,691	3,767,961
Penhall Holdings, PIK
12.2875% due 04/01/2012 (b)	3,535,109	1,414,044
Simmons Holdco, Inc., PIK
8.2044% due 02/15/2012 (b)	3,500,000	36,750

		12,404,405
Energy - 0.78%
Ashmore Energy
6.7619% due 03/30/2014 (b)	4,470,998	2,503,759
Stallion Oilfield Services
8.5063% due 07/31/2012 (b)	5,300,000	1,590,000
Turbo Beta, Ltd.
14.50% due 03/15/2018	9,356,944	7,836,441

		11,930,200
Financial - 0.31%
HSBC Bank PLC
8.90% due 12/20/2010 (b)	62,682,000	1,069,504
RSHB Capital
9.50% due 02/11/2011 (b)	153,637,000	3,576,545

		4,646,049
Industrial - 0.14%
Berry Plastics Group, Inc.
11.3338% due 06/15/2014 (b)	10,681,953	2,136,391

Utilities - 0.03%
NRG Energy, Inc.
3.5619% due 02/01/2014 (b)	493,748	397,468

TOTAL TERM LOANS (Cost $88,953,412)		$50,908,663

WARRANTS - 0.01%

Government - 0.01%
Republic of Venezuela
(Expiration date 04/15/2020; strike
price $26.00) *	346,000	84,735

TOTAL WARRANTS (Cost $107,260)		$84,735

The accompanying notes are an integral part of the financial statements.

49

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

High Yield Trust (continued)

		Shares or Principal Amount	Value

REPURCHASE AGREEMENTS - 1.42%
JPMorgan Chase & Company Tri-Party Repurchase Agreement dated 12/31/2008 at 0.02% to be repurchased at $13,900,015 on 01/02/2009, collateralized by $14,184,000 Federal National Mortgage Association, zero coupon due 04/01/2009 (valued at $14,178,000, including interest)		$13,900,000	$13,900,000
Repurchase Agreement with State Street Corp. dated 12/31/2008 at 0.00% to be repurchased at $7,702,000 on 01/02/2009, collateralized by $4,995,000 U.S. Treasury Bonds, 8.875% due 02/15/2019 (valued at $7,858,634, including interest)		7,702,000	7,702,000

TOTAL REPURCHASE AGREEMENTS (Cost $21,602,000)			$21,602,000

SHORT TERM INVESTMENTS - 9.27%
Bank Negara Malaysia Monetary Notes zero coupon due 01/06/2009	MYR	1,627,000	$448,128
Bank Negara Malaysia Monetary Notes, Series 3508 zero coupon due 02/17/2009		1,000,000	298,555
Federal Home Loan Mortgage Corp., Discount Notes zero coupon due 01/23/2009 (a)		$48,000,000	47,958,933
John Hancock Cash Investment Trust, 1.2465% (c)(h)		92,473,968	92,473,968

TOTAL SHORT TERM INVESTMENTS (Cost $141,179,584)			$141,179,584

Total Investments (High Yield Trust) (Cost $2,318,173,343) - 103.19%			$1,571,566,132
Liabilities in Excess of Other Assets - (3.19)%			(48,543,068)

TOTAL NET ASSETS - 100.00%			$1,523,023,064

Income Trust

		Shares or Principal Amount	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS - 0.73%
Federal Home Loan Bank - 0.73% 5.50% due 05/01/2037 to 06/01/2037		$2,722,618	$2,789,939

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $2,687,578)			$2,789,939

CORPORATE BONDS - 46.26%

Basic Materials - 0.07%
Ineos Group Holdings PLC 7.875% due 02/15/2016 (f)	EUR	1,650,000	275,230

Communications-5.82%
Cablevision Systems Corp., Series B 8.00% due 04/15/2012		$2,700,000	2,403,000
CanWest Media, Inc. 8.00% due 09/15/2012		2,211,000	972,840
Charter Communications Holdings I LLC
11.00% due 10/01/2015		3,000,000	525,000
11.75% due 05/15/2014		5,000,000	256,250

Income Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Communications (continued)
Charter Communications Holdings I LLC (continued) 13.50% due 01/15/2014	$4,000,000	$205,000
Charter Communications Holdings II LLC 10.25% due 09/15/2010 (f)	6,500,000	2,990,000
CSC Holdings, Inc., Series B 7.625% due 04/01/2011	1,000,000	942,500
Dex Media, Inc.
8.00% due 11/15/2013	750,000	138,750
9.00% due 11/15/2013	4,500,000	832,500
DirecTV Holdings LLC 7.625% due 05/15/2016	5,000,000	4,850,000
EchoStar DBS Corp.
6.375% due 10/01/2011	1,250,000	1,162,500
7.75% due 05/31/2015	5,000,000	4,250,000
Nortel Networks, Ltd. 10.75% due 07/15/2016 (f)	3,400,000	901,000
R.H. Donnelley Corp. 8.875% due 10/15/2017	3,500,000	525,000
R.H. Donnelley Corp., Series A-1 6.875% due 01/15/2013	1,750,000	236,250
R.H. Donnelley Corp., Series A-2 6.875% due 01/15/2013	1,750,000	236,250
R.H. Donnelley Corp., Series A-3 8.875% due 01/15/2016	2,500,000	375,000
Univision Communications, Inc. 9.75% due 03/15/2015 (f)	2,500,000	312,500

		22,114,340

Consumer, Cyclical - 2.15%
Beazer Homes USA, Inc. 6.875% due 07/15/2015	200,000	68,000
Dollar General Corp. 10.625% due 07/15/2015	3,500,000	3,342,500
Dollar General Corp., PIK 11.875% due 07/15/2017	2,500,000	2,137,500
Ford Motor Company 7.45% due 07/16/2031	200,000	56,000
General Motors Corp. 8.375% due 07/15/2033	2,100,000	367,500
KB Home 5.75% due 02/01/2014	700,000	441,000
MGM Mirage, Inc.
6.75% due 04/01/2013	500,000	335,000
13.00% due 11/15/2013 (a)(f)	1,500,000	1,428,750

		8,176,250

Consumer, Non-cyclical - 7.82%
Altria Group, Inc.
8.50% due 11/10/2013	1,500,000	1,553,616
9.70% due 11/10/2018	3,000,000	3,242,490
Community Health Systems, Inc. 8.875% due 07/15/2015	3,500,000	3,220,000
DaVita, Inc. 7.25% due 03/15/2015	1,700,000	1,615,000
HCA, Inc.
6.50% due 02/15/2016	2,200,000	1,353,000
9.25% due 11/15/2016	1,400,000	1,284,500
Hertz Corp.
8.875% due 01/01/2014	3,000,000	1,845,000
10.50% due 01/01/2016	1,000,000	456,250

The accompanying notes are an integral part of the financial statements.

50

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 – continued
(showing percentage of total net assets)

Income Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Consumer, Non-cyclical (continued)
JohnsonDiversey Holdings, Inc. 10.67% due 05/15/2013	$2,000,000	$1,400,000
Mylan, Inc. 3.75% due 09/15/2015 (f)	1,500,000	1,347,316
Tenet Healthcare Corp.
6.375% due 12/01/2011	6,500,000	5,021,250
7.375% due 02/01/2013	1,000,000	712,500
9.25% due 02/01/2015 (a)	7,000,000	5,635,000
U.S. Oncology Holdings, Inc., PIK 8.3344% due 03/15/2012	1,611,000	1,014,930

		29,700,852

Energy - 7.18%
Callon Petroleum Company, Series B 9.75% due 12/08/2010	1,500,000	600,000
Chesapeake Energy Corp.
6.50% due 08/15/2017	2,400,000	1,836,000
6.875% due 11/15/2020	300,000	216,000
7.25% due 12/15/2018	4,500,000	3,510,000
Dynegy Holdings, Inc.
6.875% due 04/01/2011	3,000,000	2,625,000
7.75% due 06/01/2019	1,000,000	690,000
8.375% due 05/01/2016	3,750,000	2,662,500
8.75% due 02/15/2012	400,000	352,000
El Paso Corp.
7.25% due 06/01/2018	2,500,000	1,984,180
7.75% due 01/15/2032	300,000	194,736
12.00% due 12/12/2013	800,000	784,000
Mariner Energy, Inc. 7.50% due 04/15/2013	500,000	320,000
Newfield Exploration Company 6.625% due 04/15/2016	2,500,000	1,987,500
OPTI Canada, Inc. 7.875% due 12/15/2014	1,000,000	510,000
PetroHawk Energy Corp. 7.875% due 06/01/2015 (f)	4,000,000	2,960,000
Pioneer Natural Resources Company 6.875% due 05/01/2018	1,500,000	1,049,103
Plains Exploration & Production Company 7.75% due 06/15/2015	1,500,000	1,132,500
Sabine Pass LNG LP
7.25% due 11/30/2013	1,000,000	730,000
7.50% due 11/30/2016	1,800,000	1,296,000
SESI LLC 6.875% due 06/01/2014	1,000,000	770,000
W&T Offshore, Inc. 8.25% due 06/15/2014 (f)	2,000,000	1,080,000

		27,289,519
Financial-14.13%
American Express Company 7.00% due 03/19/2018	500,000	505,572
American Express Credit Corp., Series C 7.30% due 08/20/2013	2,500,000	2,558,980
American International Group, Inc. 8.175% due 05/15/2058 (b)(f)	3,100,000	1,205,978
Bank of America Corp. 8.125% due 12/29/2049 (b)	500,000	374,000
CEVA Group PLC, ADR 10.00% due 09/01/2014 (f)	2,000,000	1,482,500

Income Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Financial (continued)
Duke Realty LP 3.75% due 12/01/2011 (f)	$1,500,000	$855,000
Ford Motor Credit Company LLC
7.25% due 10/25/2011	1,000,000	730,509
7.375% due 10/28/2009	8,000,000	7,025,768
7.375% due 02/01/2011	2,000,000	1,520,924
7.875% due 06/15/2010	6,500,000	5,201,170
9.75% due 09/15/2010	1,800,000	1,439,989
General Motors Acceptance Corp. 5.625% due 05/15/2009	6,000,000	5,765,796
GMAC LLC
6.75% due 12/01/2014	500,000	341,823
6.875% due 09/15/2011	3,000,000	2,428,923
7.75% due 01/19/2010	7,500,000	6,689,130
Host Hotels & Resort LP, REIT 6.375% due 03/15/2015	1,000,000	745,000
iStar Financial, Inc. 8.625% due 06/01/2013	2,750,000	852,500
iStar Financial, Inc., REIT 5.15% due 03/01/2012	500,000	157,500
JPMorgan Chase & Company, Series 1 7.90% due 12/31/2049 (b)	5,000,000	4,159,150
Lehman Brothers Holdings, Inc. 6.20% due 09/26/2014 ^	4,000,000	380,000
Lehman Brothers Holdings, Inc., MTN
6.875% due 05/02/2018 ^	1,700,000	161,500
Liberty Mutual Group, Inc. 10.75% due 06/15/2058 (b)(f)	5,000,000	2,750,000
Merrill Lynch & Company, Inc., MTN 6.875% due 04/25/2018	1,000,000	1,046,026
Morgan Stanley 5.30% due 03/01/2013	2,000,000	1,813,782
Petroplus Finance, Ltd. 6.75% due 05/01/2014 (f)	500,000	317,500
Vanguard Health Holding Company I LLC 11.25% due 10/01/2015	100,000	78,500
Vornado Realty Trust 2.85% due 04/01/2027	500,000	368,750
Washington Mutual Preferred Funding 9.75% due 10/29/2049 (f)	500,000	50
Wells Fargo Capital XIII, MTN, Series G 7.70% due 12/29/2049	900,000	742,780
Wells Fargo Capital XV 9.75% due 12/29/2049	2,000,000	2,020,000

		53,719,100
Industrial - 3.08%
Allied Waste North America, Inc., Series B
5.75% due 02/15/2011	1,000,000	937,500
7.125% due 05/15/2016	1,000,000	910,000
7.375% due 04/15/2014	4,000,000	3,780,000
Flextronics International, Ltd. 6.25% due 11/15/2014	1,250,000	931,250
L-3 Communications Corp. 5.875% due 01/15/2015	100,000	90,000
Nortek, Inc. 10.00% due 12/01/2013 (f)	1,000,000	680,000
RBS Global, Inc. 9.50% due 08/01/2014	1,000,000	745,000

The accompanying notes are an integral part of the financial statements.

51

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Income Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Industrial (continued)
RBS Global, Inc. (continued) 11.75% due 08/01/2016	$1,000,000	$567,500
Sanmina-SCI Corp.
6.75% due 03/01/2013	700,000	301,000
8.125% due 03/01/2016	500,000	195,000
Smurfit-Stone Container Enterprises, Inc. 8.00% due 03/15/2017	100,000	19,000
Terex Corp. 8.00% due 11/15/2017	3,000,000	2,550,000

		11,706,250

Technology - 2.32%
Ceridian Corp. 11.25% due 11/15/2015 (f)	3,500,000	1,859,375
First Data Corp. 9.875% due 09/24/2015	2,500,000	1,512,500
Freescale Semiconductor, Inc.
8.875% due 12/15/2014	3,800,000	1,672,000
10.125% due 12/15/2016	4,000,000	1,640,000
Sungard Data Systems, Inc. 10.625% due 05/15/2015 (f)	2,500,000	2,137,500

		8,821,375
Utilities - 3.69%
Aquila, Inc. 11.875% due 07/01/2012	650,000	656,500
Dominion Resources, Inc. 8.875% due 01/15/2019	1,000,000	1,078,389
Energy Future Holdings Corp. 11.25% due 11/01/2017 (f)	4,100,000	1,988,500
Illinois Power Company 9.75% due 11/15/2018 (f)	1,000,000	1,092,611
Intergen NV 9.00% due 06/30/2017 (f)	1,000,000	820,000
PNM Resources, Inc. 9.25% due 05/15/2015	1,000,000	795,000
Public Service Company of New Mexico 7.95% due 05/15/2018	2,500,000	2,034,395
Reliant Energy, Inc.
7.625% due 06/15/2014	900,000	747,000
7.875% due 12/31/2017	400,000	324,000
Sempra Energy 8.90% due 11/15/2013	1,000,000	1,009,675
Texas Competitive Electric Holdings Company LLC
10.50% due 11/01/2015 (f)	3,500,000	2,485,000
10.50% due 11/01/2016 (f)	2,000,000	1,000,000

		14,031,070

TOTAL CORPORATE BONDS (Cost $247,644,830)		$175,833,986

CONVERTIBLE BONDS - 1.44%

Financial - 1.26%
Goldman Sachs Group, Inc., Series ABX 10.00% due 02/27/2009	5,160,000	1,926,496
Goldman Sachs Group, Inc., Series XTO 9.00% due 08/18/2009	35,000	1,161,380
iStar Financial, Inc. 4.3825% due 10/01/2012 (b)	3,200,000	895,930

Income Trust (continued)

	Shares or Principal Amount	Value

CONVERTIBLE BONDS (continued)

Financial (continued)
Vornado Realty Trust 3.625% due 11/15/2026	$1,000,000	$796,500

		4,780,306

Technology - 0.18%
Advanced Micro Devices, Inc. 5.75% due 08/15/2012 (f)	2,000,000	682,320

TOTAL CONVERTIBLE BONDS (Cost $9,868,225)		$5,462,626

COMMON STOCKS - 27.73%

Basic Materials - 0.12%
Barrick Gold Corp.	12,600	463,302
Communications - 1.72%
AT&T, Inc.	125,000	3,562,500
Comcast Corp., Class A	56,272	949,871
Verizon Communications, Inc.	60,000	2,034,000

		6,546,371
Consumer, Non-cyclical - 3.77%
Merck & Company, Inc.	180,000	5,472,000
Pfizer, Inc.	500,000	8,855,000

		14,327,000
Energy - 3.27%
Canadian Oil Sands Trust	175,000	2,991,090
ConocoPhillips	60,000	3,108,000
Duke Energy Corp.	300,000	4,503,000
Spectra Energy Corp.	115,000	1,810,100

		12,412,190
Financial - 3.70%
Bank of America Corp.	358,000	5,040,640
Barclays PLC	150,000	340,933
Duke Realty Corp., REIT	75,000	822,000
HSBC Holdings PLC	250,000	2,446,794
iStar Financial, Inc., REIT (a)	110,200	245,746
Wells Fargo & Company	174,800	5,153,104

		14,049,217
Technology - 1.32%
Intel Corp.	250,000	3,665,000
Maxim Integrated Products, Inc.	120,000	1,370,400

		5,035,400
Utilities - 13.83%
AGL Resources, Inc.	75,000	2,351,250
Ameren Corp.	75,000	2,494,500
American Electric Power Company, Inc.	70,000	2,329,600
CenterPoint Energy, Inc.	100,000	1,262,000
Consolidated Edison, Inc.	80,000	3,114,400
Dominion Resources, Inc.	100,000	3,584,000
FirstEnergy Corp.	60,000	2,914,800
FPL Group, Inc.	60,000	3,019,800
NiSource, Inc.	30,000	329,100
PG&E Corp.	160,000	6,193,600
Pinnacle West Capital Corp.	70,000	2,249,100
Portland General Electric Company	50,000	973,500
Progress Energy, Inc.	50,000	1,992,500
Public Service Enterprise Group, Inc.	150,000	4,375,500

The accompanying notes are an integral part of the financial statements.

52

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 – continued
(showing percentage of total net assets)

Income Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Utilities (continued)
Puget Energy, Inc.	70,000	$1,908,900
Sempra Energy	60,800	2,591,904
Teco Energy, Inc. (a)	175,000	2,161,250
The Southern Company	140,000	5,180,000
Xcel Energy, Inc.	190,000	3,524,500

		52,550,204

TOTAL COMMON STOCKS (Cost $147,061,006)		$105,383,684

PREFERRED STOCKS - 4.96%

Consumer, Cyclical - 0.07%
General Motors Corp., Series C, 6.25%	85,000	272,000
Consumer, Non-cyclical - 0.69%
Schering-Plough Corp., 6.00%	15,000	2,607,300
Financial - 3.82%
American International Group, Inc., 8.50%	40,000	340,000
Bank of America Corp., Series L, 7.25%	4,000	2,600,000
Citigroup, Inc., Series T, 6.50%	90,000	2,519,100
Federal Home Loan Mortgage Corp., Series Z, 8.375%	94,900	36,062
Federal National Mortgage Association, 5.375%	20	25,000
Federal National Mortgage Association, Series 08-1, 8.75%	56,800	59,640
Federal National Mortgage Association, Series Q, 6.75%	80,000	51,200
Federal National Mortgage Association, Series R, 7.625%	60,200	40,334
Federal National Mortgage Association, Series S, 8.25% (i)	79,300	65,819
FelCor Lodging Trust, Inc., Series A, $1.95/share	90,000	607,500
Legg Mason, Inc., 7.00%	67,500	1,438,736
Morgan Stanley, 5.26% (f)	75,000	5,891,872
Wachovia Corp., Series L, 7.50%	1,100	825,000
Washington Mutual, Inc., Series R, 7.75% ^	3,200	8,480

		14,508,743
Utilities - 0.38%
CMS Energy Trust I, 7.75%	45,000	1,465,812

TOTAL PREFERRED STOCKS (Cost $41,475,961)		$18,853,855

TERM LOANS - 2.99%

Communications - 0.83%
Clear Channel Communications, Term Loan B 5.0863% due 11/13/2015 (b)	5,500,000	2,676,685
Idearc, Inc., Term Loan A 1.97% due 11/17/2013 (b)	1,500,000	488,445

		3,165,130
Consumer, Cyclical - 0.46%
Allison Transmission, Inc. 4.58% due 08/07/2014 (b)(f)	2,934,677	1,622,457
Berry Plastics Corp. 11.3338% due 06/15/2014 (b)	563,768	112,753

		1,735,210

Income Trust (continued)

	Shares or Principal Amount	Value

TERM LOANS (continued)

Consumer, Non-cyclical - 0.48%
Bausch & Lomb, Inc. 7.0119% due 04/28/2015 (b)	$595,200	$402,185
U.S. Investigations Services, Inc. 4.275% due 02/21/2015 (b)	1,979,950	1,425,564

Technology - 0.68%		1,827,749

First Data Corp., Tranche B2 6.51188% due 09/24/2014 (b)	1,980,000	1,299,157
First Data Corp., Tranche B3 6.51188% due 09/24/2014 (b)	1,984,962	1,269,668

Utilities - 0.54%		2,568,825

Texas Competitive Electric Holdings Company LLC 5.3675% due 10/10/2014 (b)	2,980,000	2,059,925

TOTAL TERM LOANS (Cost $17,984,853)		$11,356,839

REPURCHASE AGREEMENTS - 9.44%
Repurchase Agreement with State Street Corp. dated 12/31/2008 at 0.00% to be repurchased at $35,898,000 on 01/02/2009, collateralized by $32,050,000 Federal National Mortgage Association, 5.00% due 04/15/2015 (valued at $36,617,125, including interest)	$35,898,000	$35,898,000

TOTAL REPURCHASE AGREEMENTS (Cost $35,898,000)		$35,898,000

SHORT TERM INVESTMENTS - 6.56%

Federal Home Loan Bank Discount Notes zero coupon due 01/02/2009	$18,615,000	$18,615,000
John Hancock Cash Investment Trust, 1.2465% (c)(h)	6,310,993	6,310,993

TOTAL SHORT TERM INVESTMENTS (Cost $24,925,993)		$24,925,993

Total Investments (Income Trust) (Cost $527,546,446) - 100.11%		$380,504,922
Liabilities in Excess of Other Assets - (0.11)%		(411,113)

TOTAL NET ASSETS - 100.00%		$380,093,809

Investment Quality Bond Trust

	Shares or Principal Amount	Value

U.S. TREASURY OBLIGATIONS - 31.32%
Treasury Inflation-Protected
Securities (d) - 1.95%
2.375% due 01/15/2025 (a)	$6,953,447	$6,833,931
U.S. Treasury Bonds - 27.38%
7.50% due 11/15/2016	8,225,000	11,229,691
7.875% due 02/15/2021	19,256,000	28,619,230
8.125% due 08/15/2021	8,477,000	12,892,991

The accompanying notes are an integral part of the financial statements.

53

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 – continued
(showing percentage of total net assets)

Investment Quality Bond Trust (continued)

	Shares or Principal Amount	Value

U.S. TREASURY OBLIGATIONS (continued)

U.S. Treasury Bonds (continued)
8.125% due 08/15/2019 ***	$8,000,000	$11,823,752
8.75% due 08/15/2020	20,150,000	31,456,040

		96,021,704
U.S. Treasury Notes - 1.99%
3.125% due 08/31/2013	6,475,000	6,981,364

TOTAL U.S. TREASURY OBLIGATIONS (Cost $96,406,786)		$109,836,999

U.S. GOVERNMENT AGENCY OBLIGATIONS - 4.64%
Federal Home Loan Mortgage Corp. - 1.75%
4.00% due 11/15/2019	864,735	834,413
5.00% due 12/01/2034	4,997,656	5,107,370
6.50% due 04/01/2029 to 08/01/2034	153,502	160,081
7.50% due 06/01/2010 to 05/01/2028	40,372	42,252

		6,144,116
Federal National Mortgage
Association - 2.20%
4.654% due 06/01/2013	1,141,233	1,196,519
4.918% due 02/01/2013	1,661,046	1,754,835
5.63% due 12/01/2011	1,312,050	1,399,858
5.937% due 11/01/2011	699,000	749,466
6.056% due 05/01/2012	805,711	872,269
6.085% due 10/01/2011	897,546	964,218
6.095% due 03/01/2012	539,697	584,204
6.50% due 02/01/2036	181,559	188,928
7.00% due 06/01/2029	2,308	2,433

		7,712,730
Government National Mortgage
Association - 0.54%
6.00% due 12/15/2013 to 04/15/2035	460,725	478,248
6.50% due 05/15/2009 to 02/15/2035	212,329	223,599
7.00% due 11/15/2031 to 10/15/2034	1,099,980	1,157,257
8.00% due 07/15/2030 to 10/15/2030	22,398	24,373

		1,883,477
Housing & Urban Development - 0.15%
7.498% due 08/01/2011	519,000	538,825

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $16,133,710)		$16,279,148

CORPORATE BONDS - 47.94%
Basic Materials - 1.58%
Agrium, Inc. 7.125% due 05/23/2036	750,000	682,284
Airgas, Inc. 7.125% due 10/01/2018 (f)	30,000	25,650
Alcan, Inc. 6.45% due 03/15/2011	81,000	71,358
ArcelorMittal
5.375% due 06/01/2013	425,000	320,512
6.125% due 06/01/2018	1,100,000	753,234
Corporacion Nacional Del Cobre de Chile - CODELCO 6.375% due 11/30/2012 (f)	335,000	340,832
Cytec Industries, Inc. 6.00% due 10/01/2015	1,250,000	1,023,412

Investment Quality Bond Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Basic Materials (continued)
Freeport-McMoRan Copper & Gold, Inc.
8.25% due 04/01/2015	$35,000	$29,750
8.375% due 04/01/2017	85,000	69,700
Georgia-Pacific Corp. 7.00% due 01/15/2015 (f)	120,000	102,000
IMC Global, Inc. 7.30% due 01/15/2028	22,000	17,215
Inco, Ltd. 5.70% due 10/15/2015	217,000	178,018
International Paper Company 7.40% due 06/15/2014	1,215,000	995,946
International Steel Group, Inc. 6.50% due 04/15/2014	30,000	21,331
Mosaic Company
7.375% due 12/01/2014 (f)	25,000	20,500
7.625% due 12/01/2016 (f)	20,000	16,000
Novelis, Inc. 7.25% due 02/15/2015	22,000	12,760
Terra Capital, Inc., Series B 7.00% due 02/01/2017	15,000	11,025
United States Steel Corp.
6.05% due 06/01/2017	30,000	19,615
7.00% due 02/01/2018	30,000	20,446
Weyerhaeuser Company
6.75% due 03/15/2012	692,000	619,444
7.95% due 03/15/2025	260,000	186,506

		5,537,538
Communications - 7.34%
Ameritech Capital Funding Corp. 6.45% due 01/15/2018	952,000	941,515
AT&T Wireless Services, Inc.
7.875% due 03/01/2011	606,000	627,357
8.125% due 05/01/2012	364,000	390,342
8.75% due 03/01/2031	703,000	878,810
AT&T, Inc.
5.50% due 02/01/2018	475,000	480,047
6.30% due 01/15/2038	1,000,000	1,057,110
Bellsouth Corp. 4.75% due 11/15/2012	973,000	954,584
British Telecommunications PLC
5.15% due 01/15/2013	780,000	743,027
8.625% due 12/15/2010	519,000	533,895
Cablevision Systems Corp., Series B 8.00% due 04/15/2012	87,000	77,430
CanWest Media, Inc. 8.00% due 09/15/2012	40,000	17,600
Cingular Wireless LLC 7.125% due 12/15/2031	433,000	455,066
Citizens Communications Company 9.25% due 05/15/2011	83,000	78,850
Comcast Cable Communications 8.50% due 05/01/2027	556,000	626,554
Comcast Corp. 5.70% due 05/15/2018	545,000	511,105
Cox Communications, Inc.
5.875% due 12/01/2016 (f)	850,000	755,896
7.125% due 10/01/2012	532,000	509,133

The accompanying notes are an integral part of the financial statements.

54

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Investment Quality Bond Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Communications (continued)
Cricket Communications, Inc. 9.375% due 11/01/2014	$10,000	$9,000
CSC Holdings, Inc. 7.625% due 07/15/2018	44,000	34,320
Dex Media, Inc.
zero coupon due 11/15/2013	48,000	8,880
8.00% due 11/15/2013	55,000	10,175
DirecTV Holdings LLC 6.375% due 06/15/2015	65,000	59,962
GCI, Inc. 7.25% due 02/15/2014	50,000	39,000
HSN, Inc. 11.25% due 08/01/2016 (f)	25,000	18,375
Liberty Media Corp.
5.70% due 05/15/2013	26,000	17,045
8.25% due 02/01/2030	18,000	10,326
LIN Television Corp. 6.50% due 05/15/2013	15,000	7,163
LIN Television Corp., Series B 6.50% due 05/15/2013	18,000	8,415
Mediacom Broadband LLC 8.50% due 10/15/2015	78,000	50,798
News America Holdings, Inc.
7.75% due 01/20/2024	622,000	623,724
9.25% due 02/01/2013	701,000	754,794
Quebecor Media, Inc.
7.75% due 03/15/2016	55,000	37,125
7.75% due 03/15/2016	15,000	10,125
Qwest Corp. 7.50% due 10/01/2014	80,000	66,400
Rogers Cable, Inc. 6.25% due 06/15/2013	400,000	382,873
Rogers Wireless, Inc. 9.625% due 05/01/2011	178,000	185,739
Scholastic Corp. 5.00% due 04/15/2013	230,000	177,100
Shaw Communications, Inc. 8.25% due 04/11/2010	31,000	30,535
Sinclair Broadcast Group, Inc. 8.00% due 03/15/2012	17,000	12,793
Sprint Capital Corp. 6.90% due 05/01/2019	15,000	10,650
Sprint Nextel Corp. 6.00% due 12/01/2016	18,000	12,690
TCI Communications, Inc. 8.75% due 08/01/2015	692,000	736,605
Telecom Italia Capital SA
5.25% due 11/15/2013	650,000	495,625
6.00% due 09/30/2034	447,000	308,430
6.20% due 07/18/2011	1,270,000	1,127,125
Telefonica Emisones SAU 7.045% due 06/20/2036	575,000	627,630
Time Warner Cable, Inc.
5.85% due 05/01/2017	1,895,000	1,731,183
6.55% due 05/01/2037	450,000	431,159
8.25% due 02/14/2014	205,000	207,966
Time Warner Companies, Inc. 7.25% due 10/15/2017	390,000	357,948

Investment Quality Bond Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Communications (continued)
Time Warner, Inc. 7.70% due 05/01/2032	$1,298,000	$1,299,600
Verizon Communications, Inc.
5.55% due 02/15/2016	1,120,000	1,094,260
6.40% due 02/15/2038	675,000	717,999
6.90% due 04/15/2038	600,000	675,152
8.75% due 11/01/2021	865,000	935,290
Viacom, Inc.
6.125% due 10/05/2017	1,300,000	1,077,462
6.25% due 04/30/2016	757,000	627,472
6.625% due 05/15/2011	400,000	354,473
Vodafone Group PLC 7.75% due 02/15/2010	714,000	729,719
Windstream Corp. 8.125% due 08/01/2013	10,000	9,200

Consumer, Cyclical - 1.70%		25,760,626

AMC Entertainment, Inc. 11.00% due 02/01/2016	40,000	27,950
American Airlines Pass Through Trust 2003-01 3.857% due 07/09/2010	121,864	108,137
Centex Corp. 7.875% due 02/01/2011	188,000	166,380
Continental Airlines, Inc., Series 974A 6.90% due 01/02/2018	700,643	560,514
Continental Airlines, Inc., Series 981A 6.648% due 09/15/2017	465,819	340,048
Continental Airlines, Inc., Series A 5.983% due 04/19/2022	15,000	10,050
Continental Airlines, Inc., Series B 6.903% due 04/19/2022	5,000	2,850
Continental Airlines, Inc., Series ERJ1 9.798% due 04/01/2021	57,411	32,437
CVS Caremark Corp.
6.125% due 08/15/2016	500,000	484,416
6.943% due 01/10/2030 (f)	569,623	358,162
D.R. Horton, Inc.
7.875% due 08/15/2011	825,000	709,500
9.75% due 09/15/2010	91,000	81,900
DaimlerChrysler NA Holding Corp. 8.50% due 01/18/2031	575,000	420,453
Federated Department Stores, Inc. 6.90% due 04/01/2029	519,000	283,162
K Hovnanian Enterprises, Inc. 11.50% due 05/01/2013	30,000	22,800
Macys Retail Holdings, Inc. 5.875% due 01/15/2013	1,375,000	967,673
MGM Mirage, Inc. 6.00% due 10/01/2009	300,000	286,500
OED Corp./ Diamond Jo 8.75% due 04/15/2012	30,000	20,550
Pulte Homes, Inc. 8.125% due 03/01/2011	403,000	350,610
Rite Aid Corp. 10.375% due 07/15/2016	30,000	22,500
Seneca Gaming Corp. 7.25% due 05/01/2012	45,000	36,225

The accompanying notes are an integral part of the financial statements.

55

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Investment Quality Bond Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Consumer, Cyclical (continued)
Southwest Airlines Company, Series 07-1
6.15% due 08/01/2022	$734,724	$573,287
Wyndham Worldwide Corp.
6.00% due 12/01/2016	185,000	74,571
Wynn Las Vegas LLC
6.625% due 12/01/2014	26,000	19,630

		5,960,305
Consumer, Non-cyclical - 5.19%
Allegiance Corp.
7.00% due 10/15/2026	87,000	79,190
Alliance One International, Inc.
11.00% due 05/15/2012	48,000	39,840
Altria Group, Inc.
9.70% due 11/10/2018	900,000	972,747
AmerisourceBergen Corp.
5.875% due 09/15/2015	1,260,000	1,101,220
Aramark Services, Inc.
8.50% due 02/01/2015	65,000	58,825
Avis Budget Car Rental LLC
7.625% due 05/15/2014	60,000	17,400
BAT International Finance PLC
9.50% due 11/15/2018 (f)	465,000	516,901
Biomet, Inc.
10.00% due 10/15/2017	10,000	9,600
Cargill, Inc.
5.60% due 09/15/2012 (f)	1,285,000	1,209,993
Community Health Systems, Inc.
8.875% due 07/15/2015	35,000	32,200
Companhia de Bebidas das Americas
8.75% due 09/15/2013	780,000	819,000
Constellation Brands, Inc.
7.25% due 09/01/2016	35,000	33,075
7.25% due 05/15/2017	35,000	33,075
Corrections Corp. of America
6.25% due 03/15/2013	30,000	27,900
6.75% due 01/31/2014	300,000	279,750
DaVita, Inc.
6.625% due 03/15/2013	13,000	12,350
7.25% due 03/15/2015	13,000	12,350
Deluxe Corp.
7.375% due 06/01/2015	170,000	102,000
Dr Pepper Snapple Group, Inc.
6.82% due 05/01/2018	295,000	290,974
Elan Finance PLC
7.75% due 11/15/2011	75,000	44,250
8.875% due 12/01/2013	75,000	39,000
Erac USA Finance Company
8.00% due 01/15/2011 (f)	1,816,000	1,703,570
General Mills, Inc.
5.20% due 03/17/2015	445,000	434,950
HCA, Inc.
6.375% due 01/15/2015	15,000	9,150
7.875% due 02/01/2011	130,000	114,400
9.625% due 11/15/2016	80,000	62,400
Kraft Foods, Inc.
6.125% due 02/01/2018	450,000	440,954
6.50% due 11/01/2031	1,064,000	1,021,191

Investment Quality Bond Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Consumer, Non-cyclical (continued)
Kroger Company
6.75% due 04/15/2012	$671,000	$677,279
Lender Processing Services, Inc.
8.125% due 07/01/2016	15,000	13,369
Medco Health Solutions, Inc.
7.125% due 03/15/2018	415,000	383,499
Miller Brewing Company
5.50% due 08/15/2013 (f)	1,145,000	1,067,581
Molson Coors Capital Financial
4.85% due 09/22/2010	113,000	111,348
Omnicare, Inc.
6.75% due 12/15/2013	20,000	17,000
6.875% due 12/15/2015	30,000	24,600
PepsiCo, Inc.
7.90% due 11/01/2018	500,000	612,824
Philip Morris International, Inc.
5.65% due 05/16/2018	1,800,000	1,784,399
Procter & Gamble, Series A
9.36% due 01/01/2021	823,716	1,021,795
Quest Diagnostics, Inc.
5.45% due 11/01/2015	450,000	394,789
6.95% due 07/01/2037	635,000	543,102
Rental Service Corp.
9.50% due 12/01/2014	35,000	19,250
Reynolds American, Inc.
7.25% due 06/01/2013	295,000	264,794
7.30% due 07/15/2015	44,000	37,152
Service Corp. International
7.375% due 10/01/2014	10,000	8,500
7.625% due 10/01/2018	20,000	14,800
Smithfield Foods, Inc., Series B
7.75% due 05/15/2013	35,000	22,488
Tenet Healthcare Corp.
9.875% due 07/01/2014	80,000	64,400
Tyson Foods, Inc.
7.85% due 04/01/2016	400,000	296,000
United Rentals North America, Inc.
6.50% due 02/15/2012	50,000	39,500
UnitedHealth Group, Inc.
6.00% due 02/15/2018	1,375,000	1,268,620
Universal Hospital Services, Inc.
8.50% due 06/01/2015	25,000	17,750

		18,223,094
Diversified - 0.02%
Capmark Financial Group, Inc.
6.30% due 05/10/2017	220,000	60,515
Energy - 2.35%
Burlington Resources Finance Company
7.40% due 12/01/2031	541,000	584,976
Canadian Natural Resources, Ltd.
5.15% due 02/01/2013	350,000	324,393
6.45% due 06/30/2033	238,000	192,463
CenterPoint Energy Resources Corp.
6.125% due 11/01/2017	400,000	336,324
Chesapeake Energy Corp.
6.50% due 08/15/2017	65,000	49,725
6.625% due 01/15/2016	298,000	235,420
6.875% due 01/15/2016	5,000	4,000

The accompanying notes are an integral part of the financial statements.

56

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Investment Quality Bond Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Energy (continued)
Chesapeake Energy Corp. (continued)
7.50% due 09/15/2013	$22,000	$18,920
Delta Petroleum Corp.
7.00% due 04/01/2015	35,000	7,000
Dynegy Holdings, Inc.
7.125% due 05/15/2018	35,000	21,350
8.375% due 05/01/2016	50,000	35,500
El Paso Corp.
7.00% due 06/15/2017	30,000	23,478
12.00% due 12/12/2013	30,000	29,400
El Paso Natural Gas Company
5.95% due 04/15/2017	85,000	67,543
EnCana Corp.
5.90% due 12/01/2017	450,000	375,437
Halliburton Company
5.50% due 10/15/2010	593,000	605,679
Hornbeck Offshore Services, Inc.
6.125% due 12/01/2014	10,000	6,500
Kinder Morgan Energy Partners LP
7.125% due 03/15/2012	692,000	668,335
Kinder Morgan Finance Company
5.70% due 01/05/2016	70,000	52,150
Motiva Enterprises LLC
5.20% due 09/15/2012 (f)	952,000	956,898
Newfield Exploration Company
6.625% due 04/15/2016	25,000	19,875
NGPL PipeCo LLC
6.514% due 12/15/2012 (f)	1,850,000	1,755,685
OPTI Canada, Inc.
7.875% due 12/15/2014	45,000	22,950
Peabody Energy Corp.
6.875% due 03/15/2013	74,000	70,115
7.375% due 11/01/2016	290,000	272,600
PetroHawk Energy Corp.
9.125% due 07/15/2013	35,000	28,350
Petroleum Export, Ltd.
5.265% due 06/15/2011 (f)	269,654	250,301
Pioneer Natural Resources Company
6.65% due 03/15/2017	260,000	185,536
6.875% due 05/01/2018	35,000	24,479
Plains Exploration & Production Company
7.75% due 06/15/2015	35,000	26,425
Pride International, Inc.
7.375% due 07/15/2014	35,000	32,550
Range Resources Corp.
7.50% due 05/15/2016	20,000	17,350
7.50% due 10/01/2017	10,000	8,500
SandRidge Energy, Inc.
8.00% due 06/01/2018 (f)	15,000	8,325
Southwestern Energy Company
7.50% due 02/01/2018 (f)	35,000	30,625
Valero Energy Corp.
8.75% due 06/15/2030	403,000	386,838
Whiting Petroleum Corp.
7.00% due 02/01/2014	22,000	15,510
7.25% due 05/01/2013	22,000	15,620
Williams Companies, Inc.
7.125% due 09/01/2011	87,000	80,040
8.125% due 03/15/2012	34,000	31,323

Investment Quality Bond Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Energy (continued)
XTO Energy, Inc.
6.75% due 08/01/2037	$380,000	$355,894

		8,234,382
Financial - 22.63%
ACE Capital Trust II
9.70% due 04/01/2030	752,000	577,121
ACE INA Holdings, Inc.
5.70% due 02/15/2017	160,000	143,463
AGFC Capital Trust I
6.00% due 01/15/2067 (b)(f)	860,000	205,408
Allied World Assurance Holdings, Ltd.
7.50% due 08/01/2016	485,000	341,918
AMB Property LP
5.45% due 12/01/2010	255,000	213,309
7.50% due 06/30/2018	364,000	212,413
American Financial Group, Inc.
7.125% due 04/15/2009	295,000	298,266
American General Finance Corp.
5.375% due 10/01/2012	346,000	144,082
Arch Western Finance LLC
6.75% due 07/01/2013	54,000	46,980
Associates Corp. of North America
8.55% due 07/15/2009	519,000	518,263
AvalonBay Communities, Inc.
5.50% due 01/15/2012	425,000	339,742
Bank of America Corp.
4.375% due 12/01/2010	1,514,000	1,517,146
5.42% due 03/15/2017	4,000,000	3,555,492
Bear Stearns Companies, Inc.
5.35% due 02/01/2012	195,000	191,321
6.40% due 10/02/2017	85,000	88,330
6.95% due 08/10/2012	830,000	862,016
Brandywine Operating Partnership
5.70% due 05/01/2017	825,000	436,147
BTM (Curacao) Holdings NV
4.76% due 07/21/2015 (b)(f)	480,000	465,900
Buffalo Thunder Development Authority
9.375% due 12/15/2014 (f)	85,000	17,000
Canadian Oil Sands, Ltd.
7.90% due 09/01/2021 (f)	465,000	437,154
Capital One Capital IV
6.745% due 02/17/2037 (b)	400,000	182,578
Capmark Financial Group, Inc.
5.875% due 05/10/2012	785,000	267,678
Chase Manhattan Corp.
7.00% due 11/15/2009	865,000	874,138
CIT Group, Inc.
5.60% due 04/27/2011	750,000	633,217
7.625% due 11/30/2012	185,000	156,171
Citigroup Capital XXI
8.30% due 12/21/2057 (b)	835,000	643,983
Citigroup, Inc.
4.875% due 05/07/2015	989,000	788,811
5.50% due 08/27/2012	1,525,000	1,480,345
6.50% due 08/19/2013	1,300,000	1,311,812
6.875% due 03/05/2038	550,000	625,838
Countrywide Financial Corp.
4.50% due 06/15/2010	210,000	206,328

The accompanying notes are an integral part of the financial statements.

57

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Investment Quality Bond Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Financial (continued)
Developers Diversified Realty Corp.
4.625% due 08/01/2010	$110,000	$77,491
5.00% due 05/03/2010	45,000	32,604
Discover Financial Services
6.45% due 06/12/2017	885,000	620,989
Duke Realty Corp. LP
5.25% due 01/15/2010	480,000	416,440
Equitable Companies, Inc.
7.00% due 04/01/2028	865,000	743,702
Equitable Life Assurance Society
7.70% due 12/01/2015 (f)	680,000	643,493
Equity One, Inc.
6.00% due 09/15/2017	700,000	395,027
Everest Reinsurance Holdings, Inc.
6.60% due 05/15/2037 (b)	1,475,000	601,989
8.75% due 03/15/2010	596,000	562,511
Farmers Exchange Capital
7.05% due 07/15/2028 (f)	725,000	443,849
Fidelity National Title Group, Inc.
7.30% due 08/15/2011	179,000	193,394
First Republic Bank of San Francisco
7.75% due 09/15/2012	714,000	621,180
First Union National Bank
6.919% due 12/15/2036	500,000	458,872
7.80% due 08/18/2010	1,500,000	1,488,762
Ford Motor Credit Company LLC
7.00% due 10/01/2013	84,000	58,038
General Electric Capital Corp.
4.80% due 05/01/2013	1,175,000	1,156,073
6.125% due 02/22/2011	433,000	448,154
6.75% due 03/15/2032	1,641,000	1,744,754
GMAC LLC
8.00% due 11/01/2031	100,000	58,510
Goldman Sachs Group, Inc.
5.45% due 11/01/2012	805,000	767,896
6.15% due 04/01/2018	1,300,000	1,249,249
6.75% due 10/01/2037	3,540,000	2,874,013
6.875% due 01/15/2011	692,000	697,055
HBOS PLC
6.00% due 11/01/2033 (f)	710,000	485,000
Health Care Property Investors, Inc.
5.65% due 12/15/2013	750,000	448,170
5.95% due 09/15/2011	450,000	372,942
7.072 due 06/08/2015	433,000	297,072
Healthcare Realty Trust, Inc.
8.125% due 05/01/2011	1,298,000	1,024,232
Host Hotels & Resorts LP
6.875% due 11/01/2014	15,000	11,550
HSBC Bank USA NA, BKNT
7.00% due 01/15/2039	525,000	580,327
HSBC Holdings PLC
6.80% due 06/01/2038	1,200,000	1,268,088
International Lease Finance Corp.
5.625% due 09/15/2010	670,000	526,653
6.375% due 03/25/2013	425,000	288,701
Jackson National Life Insurance Company
8.15% due 03/15/2027 (f)	1,298,000	1,245,990
Janus Capital Group, Inc.
6.25% due 06/15/2012	305,000	244,218

Investment Quality Bond Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Financial (continued)
JPMorgan Chase & Company
5.375% due 10/01/2012	$1,050,000	$1,074,103
6.00% due 01/15/2018	1,120,000	1,182,187
JPMorgan Chase Capital XV
5.875% due 03/15/2035	433,000	335,097
Kimco Realty Corp.
5.584% due 11/23/2015	410,000	259,905
Lazard Group LLC
6.85% due 06/15/2017	1,840,000	1,171,364
Liberty Mutual Insurance Company
7.697% due 10/15/2097 (f)	2,000,000	1,328,856
Liberty Property LP
6.625% due 10/01/2017	210,000	138,871
7.25% due 03/15/2011	725,000	625,565
Merrill Lynch & Company, Inc.
6.40% due 08/28/2017	1,800,000	1,803,361
7.75% due 05/14/2038	750,000	826,261
Metropolitan Life Global Funding I
5.125% due 04/10/2013 (f)	535,000	498,491
Metropolitan Life Global Mountain
4.25% due 07/30/2009 (f)	500,000	489,239
Mizuho Financial Group, Cayman, Ltd.
5.79% due 04/15/2014 (f)	779,000	691,747
Morgan Stanley
5.55% due 04/27/2017	285,000	235,349
6.25% due 08/28/2017	1,320,000	1,124,491
6.75% due 04/15/2011	684,000	673,005
Morgan Stanley Dean Witter
6.60% due 04/01/2012	1,285,000	1,242,326
Morgan Stanley, MTN
6.00% due 04/28/2015	600,000	517,638
6.625% due 04/01/2018	1,225,000	1,074,680
National Australia Bank, Ltd.
8.60% due 05/19/2010	152,000	155,075
Nationwide Mutual Insurance Company
8.25% due 12/01/2031 (f)	865,000	546,540
Navigators Group, Inc.
7.00% due 05/01/2016	204,000	129,780
NBD Bancorp
8.25% due 11/01/2024	1,730,000	2,165,377
Ohio National Life Insurance Company
8.50% due 05/15/2026 (f)	995,000	1,138,351
Premium Asset Trust
4.125% due 03/12/2009 (f)	563,000	68,264
Principal Life Global Funding I
6.125% due 10/15/2033 (f)	697,000	558,190
Prudential Financial, Inc., MTN
5.15% due 01/15/2013	865,000	702,598
Realty Income Corp.
6.75% due 08/15/2019	1,515,000	876,753
Regency Centers LP
7.95% due 01/15/2011	456,000	408,048
Reinsurance Group of America, Inc.
6.75% due 12/15/2011	865,000	744,977
Republic New York Corp.
9.50% due 04/15/2014	865,000	955,818
Rouse Company LP
6.75% due 05/01/2013 (f)	40,000	14,400

The accompanying notes are an integral part of the financial statements.

58

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Investment Quality Bond Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Financial (continued)
Royal Bank of Scotland Group PLC
6.40% due 04/01/2009	$2,379,000	$2,382,366
Sanwa Bank, Ltd., New York Branch
7.40% due 06/15/2011	450,000	435,659
Simon Property Group LP
5.30% due 05/30/2013	1,325,000	990,561
Sovereign Bancorp, Inc.
4.80% due 09/01/2010	195,000	174,913
Sovereign Bank
8.75% due 05/30/2018	250,000	246,984
Sun Canada Financial Company
7.25% due 12/15/2015 (f)	1,471,000	1,557,534
Sunamerica, Inc.
8.125% due 04/28/2023	865,000	531,477
United Dominion Realty Trust, Inc.
6.05% due 06/01/2013	750,000	529,107
United States Bancorp Oregon
7.50% due 06/01/2026	1,624,000	1,682,056
Unitrin, Inc.
6.00% due 05/15/2017	705,000	504,575
UnumProvident Finance Company, PLC
6.85% due 11/15/2015 (f)	390,000	318,914
Ventas Realty LP/Ventas Capital Corp.
6.625% due 10/15/2014	300,000	228,000
6.75% due 06/01/2010	13,000	12,301
7.125% due 06/01/2015	22,000	17,215
W.R. Berkley Corp.
5.125% due 09/30/2010	346,000	310,328
5.60% due 05/15/2015	377,000	315,871
Wachovia Corp., MTN
5.50% due 05/01/2013	880,000	870,180
WEA Finance LLC
7.125% due 04/15/2018 (f)	350,000	248,287
Wells Fargo & Company
4.95% due 10/16/2013	2,410,000	2,352,847
Westfield Group
5.40% due 10/01/2012 (f)	800,000	613,534
Willis North America, Inc.
6.20% due 03/28/2017	535,000	370,640

		79,379,414
Industrial - 0.99%
Allied Waste North America, Inc.
6.50% due 11/15/2010	25,000	24,125
Allied Waste North America, Inc., Series B
5.75% due 02/15/2011	35,000	32,812
American Railcar Industries, Inc.
7.50% due 03/01/2014	25,000	16,500
Avnet, Inc.
6.625% due 09/15/2016	600,000	461,839
DP World, Ltd.
6.85% due 07/02/2037 (f)	320,000	164,822
General Electric Company
5.25% due 12/06/2017	1,125,000	1,121,565
Harland Clarke Holdings Corp.
9.50% due 05/15/2015	15,000	5,700
Koppers, Inc.
9.875% due 10/15/2013	10,000	9,200

Investment Quality Bond Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Industrial (continued)
L-3 Communications Corp., Series B
6.375% due 10/15/2015	$45,000	$42,075
Owens-Brockway Glass Container, Inc.
8.25% due 05/15/2013	109,000	107,365
Pactiv Corp.
5.875% due 07/15/2012	360,000	335,299
Sanmina-SCI Corp.
4.7463% due 06/15/2010 (b)(f)	30,000	27,600
SCL Terminal Aereo Santiago SA
6.95% due 07/01/2012 (f)	699,036	760,677
SPX Corp.
7.625% due 12/15/2014 (f)	30,000	26,100
Stone Container Finance
7.375% due 07/15/2014	30,000	5,550
Texas Industries, Inc.
7.25% due 07/15/2013	35,000	27,037
Tyco International Group SA
6.75% due 02/15/2011	300,000	298,195

		3,466,461
Technology - 0.43%
Fiserv, Inc.
6.125% due 11/20/2012	625,000	587,209
Intuit, Inc.
5.40% due 03/15/2012	315,000	286,266
Sungard Data Systems, Inc.
9.125% due 08/15/2013	52,000	44,980
Unisys Corp.
6.875% due 03/15/2010	30,000	14,100
Xerox Corp.
5.50% due 05/15/2012	270,000	226,274
6.40% due 03/15/2016	400,000	312,000
7.20% due 04/01/2016	70,000	52,264

		1,523,093
Utilities - 5.71%
Abu Dhabi National Energy Company
5.875% due 10/27/2016 (f)	500,000	408,500
Aquila, Inc.
7.95 due 02/01/2011	70,000	68,564
11.875% due 07/01/2012	30,000	30,300
Atmos Energy Corp.
6.35% due 06/15/2017	195,000	172,774
Carolina Power & Light Company
6.50% due 07/15/2012	1,254,000	1,234,791
CenterPoint Energy, Inc.
6.50% due 05/01/2018	165,000	134,806
CMS Energy Corp.
8.50% due 04/15/2011	26,000	25,605
Commonwealth Edison Company
5.95% due 08/15/2016	400,000	373,280
6.15% due 03/15/2012	273,000	266,074
Dominion Resources, Inc.
6.40% due 06/15/2018	870,000	851,907
7.00% due 06/15/2038	425,000	415,298
Duke Energy Corp.
5.65% due 06/15/2013	1,300,000	1,275,160
Edison Mission Energy
7.00% due 05/15/2017	10,000	8,700
7.20% due 05/15/2019	25,000	20,500

The accompanying notes are an integral part of the financial statements.

59

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Investment Quality Bond Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Utilities (continued)
Edison Mission Energy (continued)
7.75% due 06/15/2016	$30,000	$26,700
Enel Finance International SA
6.80% due 09/15/2037 (f)	1,155,000	886,809
Exelon Generation Company, LLC
6.95% due 06/15/2011	550,000	533,884
Georgia Power Company
5.25% due 12/15/2015	250,000	246,425
Ipalco Enterprises, Inc.
7.25% due 04/01/2016 (f)	15,000	12,300
Israel Electric Corp., Ltd.
7.25% due 01/15/2019 (f)	1,100,000	1,025,915
Midamerican Funding LLC
6.75% due 03/01/2011	865,000	870,325
Mirant North America LLC
7.375% due 12/31/2013	65,000	62,400
Nevada Power Company
6.50% due 08/01/2018	450,000	432,953
New York State Electric & Gas Corp.
5.75% due 05/01/2023	476,000	387,807
NiSource Finance Corp.
6.40% due 03/15/2018	385,000	240,270
Northern States Power Company
6.50% due 03/01/2028	433,000	463,203
NRG Energy, Inc.
7.25% due 02/01/2014	35,000	32,725
7.375% due 02/01/2016	20,000	18,600
7.375% due 01/15/2017	25,000	23,000
NSTAR
8.00% due 02/15/2010	1,730,000	1,777,348
Ohio Edison Company
6.875% due 07/15/2036	450,000	408,411
Old Dominion Electric Cooperative
6.25% due 06/01/2011	904,000	905,984
Oncor Electric Delivery Company
7.50% due 09/01/2038 (f)	395,000	375,353
PacifiCorp
6.35% due 07/15/2038	315,000	337,614
Potomac Electric Power Company
6.50% due 11/15/2037	750,000	732,088
PSEG Power LLC
8.625% due 04/15/2031	511,000	520,469
Puget Sound Energy, Inc.
7.00% due 03/09/2029	346,000	332,706
Reliant Energy, Inc.
6.75% due 12/15/2014	41,000	36,900
Southern California Edison Company
6.00% due 01/15/2034	649,000	722,471
Taqa Abu Dhabi National Energy Company
6.50% due 10/27/2036 (f)	950,000	676,931
TXU Corp., Series P
5.55% due 11/15/2014	109,000	50,928
Union Electric Company
6.40% due 06/15/2017	1,930,000	1,759,490
Wisconsin Electric Power Company
6.50% due 06/01/2028	606,000	627,211

Investment Quality Bond Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Utilities (continued)
Wisconsin Energy Corp.
6.20% due 04/01/2033	$217,000	$208,139

		20,021,618

TOTAL CORPORATE BONDS (Cost $190,843,954)		$168,167,046

MUNICIPAL BONDS - 0.91%

California - 0.37%
Southern California Public Power Authority Project,
Series B
6.93% due 05/15/2017	1,125,000	1,284,615

Florida - 0.28%
Miami Beach Florida Redevelopment Agency Tax
Increment Revenue
8.95% due 12/01/2022	865,000	981,083

Indiana - 0.03%
Indiana Bond Bank Revenue
5.02% due 01/15/2016	120,000	112,951

Maryland - 0.08%
Maryland State Transportation Authority, Ltd.
5.84% due 07/01/2011	260,000	266,022

New Jersey - 0.03%
Jersey City, NJ, Municipal Utilities Authority
4.55% due 05/15/2012	130,000	121,477

New York - 0.12%
Sales Tax Asset Receivable Corp., Series B
4.25% due 10/15/2011	435,000	432,673

TOTAL MUNICIPAL BONDS (Cost $3,150,749)		$3,198,821

COLLATERALIZED MORTGAGE OBLIGATIONS - 10.41%
American Tower Trust, Series 2007-1A, Class AFX
5.4197% due 04/15/2037 (f)	800,000	657,120
Banc of America Commercial Mortgage, Inc, Series
2006-2, Class A4
5.7393% due 05/10/2045 (b)	2,500,000	2,041,839
Banc of America Commercial Mortgage, Inc.,
Series 2002-PB2 Class A4
6.186% due 06/11/2035	2,594,203	2,483,943
Bear Stearns Commercial Mortgage Securities,
Inc., Series 2003-T12, Class A4
4.68% due 08/13/2039 (b)	2,594,203	2,346,625
Bear Stearns Commercial Mortgage Securities,
Series 2005-PWR9, Class A4A
4.871% due 09/11/2042	1,405,000	1,193,348
Bear Stearns Commercial Mortgage Securities,
Series 2006-PW12, Class AM
5.7569% due 09/11/2038 (b)	2,000,000	1,025,803
Bear Stearns Commercial Mortgage Securities,
Series 2007-PW17, Class A4
5.694% due 06/11/2050 (b)	825,000	614,281
Citigroup/Deutsche Bank Commercial Mortgage
Trust, Series 2007-CD4, Class A4
5.322% due 12/11/2049	1,425,000	994,787
Commercial Mortgage Asset Trust, Series
1999-C1, Class A3
6.64% due 01/17/2032	1,085,216	1,081,262

The accompanying notes are an integral part of the financial statements.

60

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued (showing percentage of total net assets)

Investment Quality Bond Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Commercial Mortgage Pass Through Certificates, Series 2006-C7, Class A4 5.7678% due 06/10/2046 (b)	$2,000,000	$1,630,042
Credit Suisse Mortgage Capital Certificates, Series 2006-C4, Class A3 5.467% due 09/15/2039	2,500,000	1,839,410
Crown Castle Towers LLC, Series 2005-1A, Class B 4.878% due 06/15/2035 (f)	790,000	553,000
Diversified REIT Trust, Series 2000-1A, Class B 6.971% due 03/08/2010 (f)	2,000,000	1,832,000
First Union - Chase Commercial Mortgage, Series 1999-C2, Class A2 6.645% due 06/15/2031	313,224	312,005
General Electric Capital Assurance Company, Series 2003-1, Class A5 5.7426% due 05/12/2035 (b)(f)	570,725	460,882
Government National Mortgage Association, Series 2006-38, Class XS 6.21% IO due 09/16/2035 (b)	447,471	35,570
GS Mortgage Securities Corp. II, Series 2006-GG6, Class A4 5.553% due 04/10/2038 (b)	2,500,000	2,024,806
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7, Class A4 5.8751% due 04/15/2045 (b)	2,150,000	1,715,177
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-CB14, Class A4 5.481% due 12/12/2044 (b)	1,500,000	1,205,956
LB-UBS Commercial Mortgage Trust, Series 2005-C5, Class A4 4.954% due 09/15/2030	1,500,000	1,224,453
LB-UBS Commercial Mortgage Trust, Series 2001-C7, Class A3 5.642% due 12/15/2025	480,479	468,275
LB-UBS Commercial Mortgage Trust, Series 2002-C1,Class A4 6.462% due 03/15/2031	1,297,102	1,254,658
LB-UBS Commercial Mortgage Trust, Series 2006-C4, Class A4 5.8825% due 06/15/2038 (b)	1,700,000	1,398,443
Merrill Lynch Mortgage Trust, Series 2006-C1, Class A4 5.6572% due 05/12/2039 (b)	2,000,000	1,628,795
Morgan Stanley Capital I, Series 2007-HQ11, Class A4 5.447% due 02/12/2044 (b)	2,095,000	1,553,874
Morgan Stanley Dean Witter Capital I, Series 2001, Class A4 6.39% due 06/15/2011	689,650	669,627
Morgan Stanley Dean Witter Capital I, Series 2001-TOP5, Class A4 6.39% due 10/15/2035	1,729,469	1,669,272
Morgan Stanley Dean Witter Capital I, Series 2002-TOP7, Class A2 5.98% due 01/15/2039	259,421	245,817
Nomura Asset Securities Corp., Series 1998-D6, Class A1B 6.59% due 03/15/2030	95,879	95,746

Investment Quality Bond Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Prudential Commercial Mortgage Trust, Series 2003-PWR1, Class A2 4.493% due 02/11/2036	$2,594,203	$2,266,666

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $44,086,715)		$36,523,482

ASSET BACKED SECURITIES - 1.26%
Chase Issuance Trust, Series 2008-A4, Class A4 4.65% due 03/15/2015	845,000	750,237
Dominos Pizza Master Issuer LLC, Series 2007-1, Class A2 5.261% due 04/25/2037 (f)	900,000	574,067
Ford Credit Auto Owner Trust, Series 2005-C, Class A4 4.36% due 06/15/2010	1,001,997	991,113
Harley-Davidson Motorcycle Trust, Series 2005-1, Class A2 3.76% due 12/17/2012	1,235,728	1,190,058
Massachusetts RRB Special Purpose Trust, Series 2001-1, Class A 6.53% due 06/01/2013	408,246	420,743
Peco Energy Transition Trust, Series 2001-A, Class A1 6.52% due 12/31/2010	217,000	218,670
WFS Financial Owner Trust, Series 2005-2, Class A4 4.39% due 11/19/2012	259,528	258,813

TOTAL ASSET BACKED SECURITIES (Cost $4,861,105)		$4,403,701

REPURCHASE AGREEMENTS - 6.70%
Bank of New York Tri-Party Repurchase Agreement dated 12/31/2008 at 0.08% to be repurchased at $23,500,104 on 01/02/2009, collateralized by $33,260,022 Federal Home Loan Mortgage Corp., 5.00% due 07/01/2035 (valued at $23,970,001, including interest)	$23,500,000	$23,500,000

TOTAL REPURCHASE AGREEMENTS (Cost $23,500,000)		$23,500,000

SHORT TERM INVESTMENTS - 0.59%
John Hancock Cash Investment Trust, 1.2465% (c)(h)	$2,061,800	$2,061,800

TOTAL SHORT TERM INVESTMENTS (Cost $2,061,800)		$2,061,800

Total Investments (Investment Quality Bond Trust) (Cost $381,044,819) - 103.77%		$363,970,997
Liabilities in Excess of Other Assets - (3.77)%		(13,207,437)

TOTAL NET ASSETS - 100.00%		$350,763,560

The accompanying notes are an integral part of the financial statements.

61

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued (showing percentage of total net assets)

Money Market Trust

	Shares or Principal Amount	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS - 48.50%

Federal Home Loan Bank - 15.87%
0.50% due 06/22/2009	$101,618,000	$101,375,246
0.60% due 03/20/2009	76,945,000	76,844,971
0.90% due 06/01/2009	19,820,000	19,745,179
1.05% due 03/05/2009	20,972,000	20,933,464
1.08% due 02/18/2009	94,585,000	94,448,798
1.10% due 03/11/2009	100,000,000	99,789,167
1.20% due 04/22/2009	14,000,000	13,948,200
1.63% due 01/05/2009	100,000,000	99,981,889
1.65% due 01/09/2009	50,000,000	49,981,667
2.05% due 01/09/2009	100,000,000	99,954,444
2.40% due 01/09/2009	100,000,000	99,946,667
2.50% due 01/26/2009	50,000,000	49,913,194

		826,862,886

Federal Home Loan Mortgage Corp. - 20.41%
0.30% due 06/15/2009	40,000,000	39,945,000
0.40% due 08/17/2009	31,852,000	31,771,308
0.45% due 06/15/2009	40,124,000	40,041,244
0.50% due 08/11/2009	50,000,000	49,845,833
0.80% due 06/25/2009	40,000,000	39,844,445
0.90% due 06/26/2009	25,100,000	24,989,560
1.00% due 03/03/2009	63,750,000	63,641,979
1.10% due 04/08/2009 to 05/06/2009	91,065,000	90,746,922
1.124% due 03/10/2009	75,000,000	74,840,767
1.15% due 05/13/2009	22,840,000	22,743,691
1.20% due 05/29/2009	50,000,000	49,753,333
1.50% due 01/05/2009	46,750,000	46,742,208
1.77% due 01/05/2009	55,100,000	55,089,164
2.05% due 01/05/2009 to 01/09/2009	274,876,000	274,790,612
2.15% due 01/12/2009	75,000,000	74,950,729
2.20% due 01/27/2009	84,150,000	84,016,295

		1,063,753,090

Federal National Mortgage
Association - 12.22%
0.50% due 07/16/2009	20,000,000	19,945,556
0.65% due 09/01/2009	96,790,000	96,365,334
1.05% due 04/27/2009	92,540,000	92,226,906
1.10% due 05/07/2009 to 07/20/2009	149,845,000	149,028,309
1.15% due 06/03/2009	90,740,000	90,296,508
1.75% due 02/23/2009	6,108,000	6,092,263
2.00% due 01/12/2009	17,206,000	17,195,485
2.05% due 01/09/2009 to 01/14/2009	165,840,000	165,750,215

		636,900,576

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $2,527,516,552)		$2,527,516,552

COMMERCIAL PAPER - 31.09%

Consumer, Non-cyclical - 1.15%
Coca-Cola Company 1.40% due 01/06/2009	60,000,000	59,988,334
Financial - 29.94%
Abbey National North America LLC
0.35% due 02/12/2009	50,000,000	49,979,583
1.00% due 04/13/2009	50,000,000	49,858,333
1.51% due 01/20/2009	45,584,000	45,547,672
American Honda Finance Corp. 0.25% due 02/26/2009	25,000,000	24,990,278

Money Market Trust (continued)

	Shares or Principal Amount	Value

COMMERCIAL PAPER (continued)

Financial (continued)
American Honda Finance Corp. (continued) 2.40% due 02/23/2009	36,000,000	$35,872,800
Bank of Nova Scotia
1.34% due 02/09/2009	40,000,000	39,941,933
1.55% due 03/05/2009	50,000,000	49,864,375
2.30% due 01/02/2009	30,000,000	29,998,083
Barclays US Funding LLC 1.99% due 02/09/2009	50,000,000	49,892,208
BMW US Capital LLC
1.90% due 01/05/2009	40,355,000	40,346,481
2.00% due 01/05/2009	31,165,000	31,158,074
BNP Paribas Finance, Inc.
0.85% due 02/23/2009	30,000,000	29,962,458
1.105% due 03/18/2009	50,000,000	49,883,361
1.36% due 03/11/2009	50,000,000	49,869,667
1.665% due 02/09/2009	25,000,000	24,954,906
2.45% due 01/02/2009	40,000,000	39,997,278
Caterpillar Financial Services Corp. 1.20% due 01/05/2009	33,620,000	33,615,517
General Electric Capital Corp. 2.25% due 01/02/2009	35,000,000	34,997,812
ING US Funding LLC
1.60% due 02/18/2009	4,690,000	4,679,995
1.65% due 03/10/2009	9,750,000	9,719,613
1.70% due 01/06/2009	45,345,000	45,334,294
2.06% due 01/06/2009	58,310,000	58,293,317
2.15% due 01/05/2009	40,570,000	40,560,308
Lloyds TSB Bank PLC 1.49% due 02/17/2009	50,000,000	49,902,736
National Australia Funding 1.25% due 03/02/2009	75,000,000	74,843,750
Royal Bank of Canada 1.35% due 01/12/2009	75,000,000	74,969,063
Royal Bank of Scotland 1.25% due 02/17/2009	68,600,000	68,488,049
Societe Generale North America
1.06% due 02/17/2009	50,000,000	49,930,806
1.33% due 03/11/2009	100,000,000	99,745,083
Toronto Dominion Holdings USA, Inc. 1.095% due 02/03/2009	60,000,000	59,939,775
UBS Finance Delaware LLC
1.245% due 02/17/2009	115,000,000	114,784,192
1.34% due 03/23/2009	23,000,000	22,930,655
1.905% due 01/05/2009	75,000,000	74,984,125

		1,559,836,580

TOTAL COMMERCIAL PAPER (Cost $1,619,824,914)		$1,619,824,914

U.S. TREASURY OBLIGATIONS - 20.93%

U.S. Treasury Bills - 20.93%
U.S. Treasury Bills
0.44% due 11/19/2009	75,000,000	74,704,833
0.49% due 10/22/2009	75,000,000	74,699,875
0.64% due 10/22/2009	100,000,000	99,477,333
0.91% due 10/22/2009	70,000,000	69,479,783
1.07% due 07/02/2009	100,000,000	99,459,056
1.08% due 07/30/2009	50,000,000	49,685,000
1.11% due 07/30/2009	75,000,000	74,514,375
1.12% due 04/09/2009	50,000,000	49,847,556

The accompanying notes are an integral part of the financial statements.

62

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued (showing percentage of total net assets)

Money Market Trust (continued)

	Shares or Principal Amount	Value

U.S. TREASURY OBLIGATIONS (continued)

U.S. Treasury Bills (continued)
U.S. Treasury Bills (continued)
1.21% due 04/23/2009	50,000,000	$49,811,778
1.28% due 04/29/2009	50,000,000	49,790,222
1.575% due 04/23/2009	50,000,000	49,755,000
1.71% due 01/15/2009	65,000,000	64,956,775
1.78% due 01/15/2009	70,000,000	69,951,544
1.79% due 02/19/2009	65,000,000	64,841,635
1.82% due 02/26/2009	50,000,000	49,858,444
1.87% due 01/29/2009	50,000,000	49,927,278
1.90% due 02/05/2009	50,000,000	49,907,639

		1,090,668,126

TOTAL U.S. TREASURY OBLIGATIONS (Cost $1,090,668,126)		$1,090,668,126

Total Investments (Money Market Trust) (Cost $5,238,009,592) - 100.52%		$5,238,009,592
Liabilities in Excess of Other Assets - (0.52)%		(26,930,494)

TOTAL NET ASSETS - 100.00%		$5,211,079,098

Money Market Trust B

	Shares or Principal Amount	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS - 41.94%

Federal Home Loan Bank - 15.38%
0.50% due 06/22/2009	$47,409,000	$47,295,745
1.22% due 03/16/2009	45,690,000	45,575,420
2.15% due 01/20/2009	15,372,000	15,354,557
2.50% due 01/26/2009	40,000,000	39,930,555

		148,156,277

Federal Home Loan Mortgage Corp. - 9.20%
0.35% due 06/25/2009	19,000,000	18,967,674
1.10% due 03/10/2009	29,805,000	29,743,072
2.20% due 01/27/2009	40,000,000	39,936,444

		88,647,190

Federal National Mortgage Association - 17.36%
1.05% due 03/09/2009	40,000,000	39,921,833
1.15% due 03/16/2009 to 06/03/2009	63,852,000	63,615,167
2.05% due 01/02/2009	35,000,000	34,998,007
2.35% due 01/21/2009	28,762,000	28,724,450

		167,259,457

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $404,062,924)		$404,062,924

COMMERCIAL PAPER - 33.58%

Financial - 33.58%
American Honda Finance Corp.
1.10% due 02/18/2009	25,730,000	25,692,263
2.05% due 01/05/2009	9,270,000	9,267,888
Barclays US Funding LLC 1.99% due 02/09/2009	35,000,000	34,924,546

Money Market Trust B (continued)

	Shares or Principal Amount	Value

COMMERCIAL PAPER (continued)

Financial (continued)

BMW US Capital LLC 1.95% due 01/05/2009	35,000,000	$34,992,417
BNP Paribas Finance, Inc. 1.36% due 03/11/2009	30,000,000	29,921,800
Lloyds TSB Bank PLC 1.49% due 02/17/2009	30,000,000	29,941,642
National Australia Funding 1.25% due 03/02/2009	30,000,000	29,937,500
Royal Bank of Scotland 1.25% due 02/17/2009	35,000,000	34,942,882
Societe Generale North America 1.33% due 03/12/2009	30,000,000	29,922,417
UBS Finance Delaware LLC 2.02% due 01/13/2009	35,000,000	34,976,433
Unilever Capital Corp. 1.00% due 02/23/2009	29,000,000	28,957,305

		323,477,093

TOTAL COMMERCIAL PAPER (Cost $323,477,093)		$323,477,093

U.S. TREASURY OBLIGATIONS - 24.29%

U.S. Treasury Bills - 24.29%
U.S. Treasury Bills
0.22% due 04/29/2009	15,000,000	14,937,067
0.49% due 10/22/2009	20,000,000	19,919,967
0.64% due 10/22/2009	20,000,000	19,895,467
0.91% due 10/22/2009	20,000,000	19,851,366
1.07% due 07/02/2009	20,000,000	19,891,811
1.11% due 07/30/2009	30,000,000	29,808,375
1.12% due 04/09/2009	10,000,000	9,969,511
1.21% due 04/23/2009	15,000,000	14,943,533
1.575% due 04/23/2009	15,000,000	14,926,500
1.78% due 01/15/2009	15,000,000	14,989,617
1.79% due 02/19/2009	15,000,000	14,963,454
1.82% due 02/26/2009	10,000,000	9,971,689
1.87% due 01/29/2009	15,000,000	14,978,183
1.90% due 02/05/2009	15,000,000	14,972,292

		234,018,832

TOTAL U.S. TREASURY OBLIGATIONS (Cost $234,018,832)		$234,018,832

REPURCHASE AGREEMENTS - 0.11%
Repurchase Agreement with State Street Corp. dated 12/31/2008 at 0.01% to be repurchased at $1,057,001 on 01/02/2009, collateralized by $755,000 U.S. Treasury Bonds, 4.75% due 02/15/2037 (valued at $1,080,858, including interest)	$1,057,000	$1,057,000

TOTAL REPURCHASE AGREEMENTS (Cost $1,057,000)		$1,057,000

Total Investments (Money Market Trust B) (Cost $962,615,849) - 99.92%		$962,615,849
Other Assets in Excess of Liabilities - 0.08%		773,775

TOTAL NET ASSETS - 100.00%		$963,389,624

The accompanying notes are an integral part of the financial statements.

63

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued (showing percentage of total net assets)

Real Return Bond Trust

	Shares or Principal Amount	Value

U.S. TREASURY OBLIGATIONS - 99.01%

Treasury Inflation-Protected
Securities (d) - 99.01%
0.875% due 04/15/2010	$539	$507
1.625% due 01/15/2015	34,945,372	32,406,381
1.75% due 01/15/2028 (g)	10,720,288	9,904,538
1.875% due 07/15/2013	116,693,922	109,865,461
1.875% due 07/15/2015 (g)	102,754,630	97,062,948
2.00% due 04/15/2012 to 01/15/2016	120,858,694	114,788,683
2.00% due 01/15/2026 (g)	62,238,575	58,625,813
2.375% due 04/15/2011 to 01/15/2017	57,543,124	56,659,264
2.375% due 01/15/2027 (g)	10,205,660	10,252,698
2.50% due 07/15/2016	18,129,475	17,986,415
2.625% due 07/15/2017 (g)	82,633,813	84,680,322
3.00% due 07/15/2012 (g)	28,132,704	27,572,244
3.375% due 01/15/2012 to 04/15/2032	20,380,167	23,315,002
3.50% due 01/15/2011	102,534,616	100,636,085
3.625% due 04/15/2028 (g)	74,825,838	89,142,116
3.875% due 04/15/2029 (g)	65,962,221	81,468,488
4.25% due 01/15/2010 (g)	41,191,416	40,454,460
2.375% due 01/15/2025	99,841,063	98,124,995

		1,052,946,420

TOTAL U.S. TREASURY OBLIGATIONS (Cost $1,026,770,423)		$1,052,946,420

U.S. GOVERNMENT AGENCY OBLIGATIONS - 27.14%

Federal Home Loan Mortgage Corp. - 11.64%
4.50% due 05/15/2017	214,345	217,271
4.557% due 01/01/2034	218,915	218,185
5.50% TBA **	102,000,000	104,462,341
5.518% due 08/01/2036 (b)	598,944	602,413
5.84% due 04/01/2036 (b)	1,274,308	1,303,531
6.594% due 10/01/2036 (b)	3,669,409	3,771,617
6.671% due 09/01/2036 (b)***	5,878,007	6,036,690
6.72% due 07/01/2036 (b)	5,488,692	5,637,885
5.00% due 12/14/2018	1,500,000	1,554,773

		123,804,706

Federal National Mortgage
Association - 14.13%
3.678% due 03/01/2044 to 10/01/2044 (b)	3,146,612	3,079,760
4.401% due 07/01/2035	2,194,136	2,223,324
4.649% due 01/01/2035 (b)	362,002	362,781
5.00% TBA **	61,600,000	62,947,500
5.50% TBA **	32,500,000	33,342,969
5.578% due 02/01/2036 (b)	1,983,725	2,024,053
6.00% due 07/01/2036 to 09/01/2038	13,477,496	13,901,358
6.50% due 02/01/2029 to 12/01/2038	31,069,630	32,333,869

		150,215,614

Government National Mortgage
Association - 1.37%
6.00% due 10/15/2028 to 10/15/2038	12,690,373	13,132,934
6.00% TBA **	1,400,000	1,445,391

		14,578,325

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $283,872,880)		$288,598,645

Real Return Bond Trust (continued)

	Shares or Principal Amount		Value

FOREIGN GOVERNMENT OBLIGATIONS - 3.16%

Japan - 3.16%
Government of Japan
0.80% due 12/10/2015	JPY	646,380,000	$6,169,310
1.10% due 12/10/2016		1,092,470,000	10,472,768
1.20% due 06/10/2017		1,029,000,000	9,854,108
1.20% due 12/10/2017		368,760,000	3,526,916
1.40% due 06/10/2018		366,600,000	3,530,118

			33,553,220

TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $30,359,594)			$33,553,220

CORPORATE BONDS - 27.04%

Basic Materials - 0.81%
Alcoa, Inc.
6.00% due 07/15/2013		$2,000,000	1,808,366
6.75% due 07/15/2018		4,000,000	3,272,540
Falconbridge, Ltd.
5.375% due 06/01/2015		3,900,000	2,483,863
7.35% due 06/05/2012		1,300,000	1,023,724

			8,588,493

Communications - 0.80%
AT&T, Inc. 5.60% due 05/15/2018		2,500,000	2,545,360
EchoStar DBS Corp. 7.00% due 10/01/2013		3,800,000	3,296,500
Omnicom Group, Inc. 5.90% due 04/15/2016		1,250,000	1,015,046
Qwest Capital Funding, Inc. 7.00% due 08/03/2009		1,000,000	980,000
Telecom Italia Capital SA 6.999% due 06/04/2018		800,000	649,000

			8,485,906

Consumer, Cyclical - 1.78%
Autozone, Inc. 5.875% due 10/15/2012		3,600,000	3,193,996
DaimlerChrysler N.A. Holding Corp., MTN 2.3463% due 03/13/2009 (b)		5,100,000	5,097,435
Federated Retail Holdings, Inc. 5.90% due 12/01/2016		1,000,000	607,109
Home Depot, Inc. 5.40% due 03/01/2016		1,250,000	1,118,650
Macy’s Retail Holdings, Inc. 7.45% due 07/15/2017		1,000,000	578,864
Marriott International, Inc. 6.375% due 06/15/2017		5,000,000	3,486,625
Nordstrom, Inc. 6.25% due 01/15/2018		1,000,000	702,385
Starwood Hotels & Resorts Worldwide, Inc. 6.75% due 05/15/2018		1,000,000	550,000
Target Corp. 6.00% due 01/15/2018		1,000,000	968,224
Yum! Brands, Inc. 6.25% due 03/15/2018		3,000,000	2,588,655

			18,891,943

Consumer, Non-cyclical - 2.81%
Amgen, Inc. 6.15% due 06/01/2018		800,000	848,580

The accompanying notes are an integral part of the financial statements.

64

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued (showing percentage of total net assets)

Real Return Bond Trust (continued)

	Shares or Principal Amount		Value

CORPORATE BONDS (continued)

Consumer, Non-cyclical (continued)
Baxter International, Inc. 5.375% due 06/01/2018		$1,100,000	$1,149,900
Cardinal Health, Inc. 6.00% due 06/15/2017		1,500,000	1,368,046
GlaxoSmithKline Capital, Inc. 5.65% due 05/15/2018		6,200,000	6,512,034
Kraft Foods, Inc.
6.00% due 02/11/2013		1,100,000	1,117,850
6.125% due 02/01/2018		1,000,000	979,897
Philip Morris International, Inc. 5.65% due 05/16/2018		15,000,000	14,869,995
President and Fellows of Harvard College 6.00% due 01/15/2019 (f)		1,000,000	1,079,032
UnitedHealth Group, Inc. 4.875% due 02/15/2013		200,000	186,725
UST, Inc. 6.625% due 07/15/2012		1,900,000	1,785,278

			29,897,337

Energy - 1.30%
Duke Capital LLC 5.668% due 08/15/2014		1,300,000	1,140,246
Gaz Capital SA
7.343% due 04/11/2013 (f)		400,000	324,000
8.146% due 04/11/2018 (f)		500,000	352,500
NGPL PipeCo LLC 6.514% due 12/15/2012 (f)		12,200,000	11,578,032
Suncor Energy, Inc. 6.10% due 06/01/2018		500,000	430,871

			13,825,649

Financial - 18.77%
Ace INA Holdings, Inc. 5.80% due 03/15/2018		1,200,000	1,079,942
Allstate Life Global Funding Trusts, MTN 5.375% due 04/30/2013		3,100,000	3,051,634
American Express Bank FSB 5.50% due 04/16/2013		1,100,000	1,041,964
American Express Bank FSB, BKNT 6.00% due 09/13/2017		2,700,000	2,528,639
American Express Centurion Bank, BKNT 6.00% due 09/13/2017		2,600,000	2,434,986
American Express Company
7.00% due 03/19/2018		1,890,000	1,911,062
8.15% due 03/19/2038		540,000	619,237
American International Group, Inc.
5.60% due 10/18/2016		200,000	134,206
8.175% due 05/15/2058 (b)(f)		1,800,000	700,245
8.25% due 08/15/2018 (f)		1,100,000	805,111
8.625% due 05/22/2038	GBP	400,000	172,530
American International Group, Inc., MTN 5.85% due 01/16/2018		$4,100,000	2,748,168
American International Group, Inc., Series 1 4.6125% due 10/18/2011 (b)		1,400,000	1,006,531
ANZ National International, Ltd. 6.20% due 07/19/2013 (f)		2,400,000	2,322,144
Bank of America Corp. 2.8263% due 11/06/2009 (b)		700,000	686,207
Bank of America Corp., Series J, MTN 2.2987% due 02/17/2009 (b)		2,100,000	2,099,740

Real Return Bond Trust (continued)

	Shares or Principal Amount		Value

CORPORATE BONDS (continued)

Financial (continued)
Bank of Ireland, MTN 1.8975% due 12/18/2009 (b)		$900,000	$894,240
Barclays Bank PLC
5.45% due 09/12/2012		7,300,000	7,392,790
6.05% due 12/04/2017 (f)		7,500,000	6,616,462
7.434% due 09/29/2049 (b)(f)		700,000	353,906
Bear Stearns Companies, Inc.
6.40% due 10/02/2017		4,200,000	4,364,548
6.95% due 08/10/2012		3,000,000	3,115,719
7.25% due 02/01/2018		1,800,000	1,972,541
Berkshire Hathaway Finance Corp. 5.40% due 05/15/2018 (f)		15,500,000	15,933,273
C10 Capital SPV, Ltd. 6.722% due 12/01/2049 (b)(f)		400,000	190,332
Charter One Bank NA, BKNT 3.585% due 04/24/2009 (b)		5,900,000	5,814,946
Citigroup Capital XXI 8.30% due 12/21/2057 (b)		1,300,000	1,002,608
Citigroup Funding, Inc., MTN 0.4737% due 04/23/2009 (b)		5,300,000	5,238,573
Citigroup, Inc.
1.4963% due 12/28/2009 (b)		4,900,000	4,622,175
3.505% due 01/30/2009 (b)		700,000	700,221
5.50% due 04/11/2013		1,600,000	1,557,894
Commonwealth Bank of Australia 1.9162% due 06/08/2009 (b)(f)		300,000	298,487
Credit Agricole SA 2.1813% due 05/28/2009 (b)(f)		5,500,000	5,484,539
DnB NOR Bank ASA 4.8888% due 10/13/2009 (b)(f)		900,000	899,778
Everest Reinsurance Holdings, Inc. 5.40% due 10/15/2014		1,000,000	682,660
Ford Motor Credit Company LLC
7.25% due 10/25/2011		2,150,000	1,570,594
7.80% due 06/01/2012		150,000	105,236
Foundation Re II, Ltd. 8.8988% due 11/26/2010 (b)(f)		700,000	671,370
General Electric Capital Corp.
5.50% due 09/15/2067 (b)(f)	EUR	5,400,000	4,253,200
6.375% due 11/15/2067 (b)		$1,500,000	942,854
Genworth Financial, Inc., MTN 6.515% due 05/22/2018		1,800,000	624,159
Goldman Sachs Group, Inc.
1.7663% due 06/28/2010 (b)		3,500,000	3,203,592
1.975% due 03/22/2016 (b)		2,100,000	1,575,897
5.95% due 01/18/2018		2,000,000	1,896,344
6.75% due 10/01/2037		6,400,000	5,195,955
Green Valley, Ltd. 8.993% due 01/10/2011 (b)(f)	EUR	500,000	665,625
Hartford Financial Services Group, Inc., MTN 6.00% due 01/15/2019		$15,500,000	11,265,416
HCP, Inc., MTN 6.70% due 01/30/2018		1,000,000	479,523
HSBC Finance Corp. 4.4788% due 10/21/2009 (b)		1,600,000	1,501,208
International Lease Finance Corp., MTN 6.625% due 11/15/2013		800,000	539,030
JPMorgan Chase & Company, Series 1 0.5213% due 06/26/2009 (b)		500,000	495,619

The accompanying notes are an integral part of the financial statements.

65

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued (showing percentage of total net assets)

Real Return Bond Trust (continued)

	Shares or Principal Amount		Value

CORPORATE BONDS (continued)

Financial (continued)
Lehman Brothers Holdings, Inc.
6.20% due 09/26/2014 ^		$200,000	$19,000
7.00% due 09/27/2027 ^		500,000	47,500
Lehman Brothers Holdings, Inc., EMTN
1.00% due 04/05/2011 ^ (b)	EUR	38,000	4,389
5.125% due 06/27/2014 ^		700,000	82,855
Lehman Brothers Holdings, Inc., MTN
5.3744% due 11/24/2008 ^ (b)		$300,000	27,000
5.415% due 12/23/2008 ^ (b)		4,800,000	432,000
6.875% due 05/02/2018 ^		1,500,000	142,500
Liberty Mutual Group, Inc.
5.75% due 03/15/2014 (f)		900,000	581,795
Longpoint Re, Ltd.
7.2463% due 05/08/2010 (b)(f)		1,000,000	976,700
Marsh & McLennan Companies, Inc.
5.75% due 09/15/2015		3,000,000	2,672,178
Merna Reinsurance, Ltd., Series A
2.1088% due 07/07/2010 (b)		4,200,000	3,781,260
Merrill Lynch & Company, Inc.
6.40% due 08/28/2017		2,700,000	2,705,041
Merrill Lynch & Company, Inc., MTN
6.875% due 04/25/2018		600,000	627,616
Metropolitan Life Global Funding I
5.1937% due 04/13/2009 (b)(f)		4,600,000	4,552,652
Morgan Stanley
4.57% due 01/09/2012 (b)		300,000	236,704
4.9525% due 10/18/2016 (b)		1,300,000	894,470
Morgan Stanley, EMTN
4.2987% due 01/22/2009 (b)		200,000	199,183
Morgan Stanley, Series GMTN
4.62% due 01/09/2014 (b)		1,100,000	761,690
Mystic Re, Ltd.
12.2025% due 06/07/2011 (b)(f)		1,700,000	1,641,265
National Australia Bank, Ltd.
2.8375% due 02/08/2010 (b)(f)		9,300,000	9,306,231
5.35% due 06/12/2013 (f)		2,100,000	2,024,001
Nordea Bank Finland PLC, Series YCD
1.855% due 04/09/2009		5,200,000	5,199,329
Pacific Life Global Funding
5.15% due 04/15/2013 (f)		700,000	657,691
Pearson Dollar Finance PLC
5.70% due 06/01/2014 (f)		2,500,000	2,201,478
ProLogis
6.625% due 05/15/2018		1,300,000	621,820
Rabobank Nederland
4.7725% due 01/15/2009 (b)(f)		500,000	500,417
Residential Reinsurance 2007, Ltd., Series CL1
9.4525% due 06/07/2010 (b)(f)		2,700,000	2,644,650
Rockies Express Pipeline LLC
5.10% due 08/20/2009 (b)(f)		5,900,000	5,902,926
Royal Bank of Scotland Group PLC
7.0916% due 10/29/2049	EUR	500,000	298,861
Santander Perpetual SA Unipersonal
6.671% due 10/29/2049 (b)(f)		$3,100,000	1,971,721
Santander US Debt SA Unipersonal
2.2613% due 11/20/2009 (b)(f)		4,700,000	4,641,593
Simon Property Group LP
5.75% due 12/01/2015		600,000	391,916
6.125% due 05/30/2018		2,500,000	1,689,255

Real Return Bond Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Financial (continued)
TransCapitalInvest, Ltd. for OJSC AK Transneft
7.70% due 08/07/2013 (f)	$1,700,000	$1,254,578
Travelers Companies, Inc.
5.80% due 05/15/2018	1,200,000	1,156,008
UBS AG/Stamford Branch, MTN
5.75% due 04/25/2018	4,100,000	3,721,140
UBS AG/Stamford Branch, Series DPNT
5.875% due 12/20/2017	1,200,000	1,102,374
Vita Capita II, Ltd.
4.7825% due 01/01/2010 (b)(f)	300,000	288,840
Vita Capital III, Ltd., Series B-II
5.0025% due 01/01/2012 (b)(f)	600,000	540,360
Wachovia Bank NA, BKNT
2.1531% due 02/23/2009 (b)	2,400,000	2,392,114
2.2869% due 12/02/2010 (b)	1,700,000	1,580,568
Wachovia Corp.
5.75% due 06/15/2017	2,000,000	1,990,682
Wells Fargo & Company
4.375% due 01/31/2013	1,400,000	1,370,902
World Savings Bank FSB, BKNT
2.4275% due 05/08/2009 (b)	300,000	295,986

		199,594,899

Industrial - 0.24%
Black & Decker Corp.
4.75% due 11/01/2014	1,000,000	873,551
Masco Corp.
6.125% due 10/03/2016	1,200,000	823,621
Rexam PLC
6.75% due 06/01/2013 (f)	1,000,000	884,843

		2,582,015

Technology - 0.19%
Oracle Corp.
5.75% due 04/15/2018	1,900,000	1,987,339

Utilities - 0.34%
American Electric Power Company, Inc.
5.25% due 06/01/2015	600,000	553,790
FirstEnergy Corp.
6.45% due 11/15/2011	1,000,000	945,256
Nisource Finance Corp.
2.7231% due 11/23/2009 (b)	400,000	360,420
Public Service Electric & Gas Company, MTN
5.30% due 05/01/2018	900,000	874,172
Sempra Energy
6.15% due 06/15/2018	1,000,000	909,760

		3,643,398

TOTAL CORPORATE BONDS (Cost $325,116,011)		$287,496,979

MUNICIPAL BONDS - 0.93%

California - 0.28%
California County California Tobacco Securitization
Agency, Tobacco Settlement Asset-Backed
Bonds (Fresno County Tobacco Funding Corp.)
5.625% due 06/01/2023	70,000	63,269

The accompanying notes are an integral part of the financial statements.

66

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued (showing percentage of total net assets)

Real Return Bond Trust (continued)

	Shares or Principal Amount	Value

MUNICIPAL BONDS (continued)

California (continued)
Golden State Tobacco Securitization Corp., California Tobacco Settlement Revenue, Series A-1 5.75% due 06/01/2047	$100,000	$57,031
Los Angeles Department of Water & Power 5.00% due 07/01/2037	3,100,000	2,804,074

		2,924,374
New York - 0.09%
New York City Municipal Water Finance Authority, Water & Sewer Revenue, Series A 5.00% due 06/15/2038	800,000	740,864
New York City Municipal Water Finance Authority, Water & Sewer Revenue, Series D 4.75% due 06/15/2038	200,000	173,538

		914,402
Ohio - 0.05%
Buckeye Tobacco Settlement Financing Authority 6.00% due 06/01/2042	1,000,000	579,690
Rhode Island - 0.04%
Tobacco Settlement Financing Corp., Tobacco Settlement Asset-Backed Bonds, Series A 6.00% due 06/01/2023	585,000	475,149
Texas - 0.40%
Texas State Transportation Community-Mobility Fund 4.75% due 04/01/2037	4,600,000	4,269,260
West Virginia - 0.07%
Tobacco Settlement Finance Authority of West Virginia 7.467% due 06/01/2047	1,180,000	739,140

TOTAL MUNICIPAL BONDS (Cost $11,754,435)		$9,902,015

COLLATERALIZED MORTGAGE OBLIGATIONS - 13.46%
Small Business Administration Participation Certificates, Series 2007-20K, Class 1 5.51% due 11/01/2027 (b)	4,887,273	5,045,973
Small Business Administration, Series 2008-P10A, Class 1 5.902% due 02/10/2018	990,059	1,009,732
Banc of America Commercial Mortgage, Inc., Series 2006-5, Class A4 5.414% due 09/10/2047	600,000	474,292
Banc of America Funding Corp., Series 2006-A, Class 1A1 4.6222% due 02/20/2036 (b)	1,758,934	1,496,696
Banc of America Funding Corp., Series 2006-J, Class 4A1 6.1242% due 01/20/2047 (b)	1,347,558	724,321
Banc of America Large Loan, Inc., Series 2007-BMB1, Class A1 1.705% due 08/15/2029 (b)(f)	6,232,487	4,381,541
Bank of America Mortgage Securities, Inc., Series 2004-1, Class 5A1 6.50% due 02/25/2033	137,651	131,930
BCAP LLC Trust, Series 2006-AA2, Class A1 0.6413% due 01/25/2037 (b)	1,110,295	453,455

Real Return Bond Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2003-3, Class 3A2
4.4839% due 05/25/2033 (b)	$416,701	$373,576
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2004-10, Class 21A1
4.853% due 01/25/2035 (b)	7,196,508	4,906,788
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2005-2, Class A1
4.125% due 03/25/2035 (b)	2,100,161	1,777,615
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2005-2, Class A2
4.125% due 03/25/2035 (b)	939,627	731,749
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2005-5, Class A1
3.49% due 08/25/2035 (b)	617,270	517,686
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2005-5, Class A2
4.55% due 08/25/2035 (b)	1,107,450	908,741
Bear Stearns Alt-A Trust, Series 2005-10, Class 24A1
5.8486% due 01/25/2036 (b)	4,435,184	2,640,415
Bear Stearns Alt-A Trust, Series 2005-7, Class 22A1
5.4946% due 09/25/2036 (b)	5,468,495	2,543,339
Bear Stearns Alt-A Trust, Series 2006-8, Class 3A1
0.6313% due 02/25/2034 (b)	2,453,433	1,131,816
Bear Stearns Commercial Mortgage Securities,
Series 1998-C1, Class A2
6.44% due 06/16/2030	13,763	13,714
Bear Stearns Structured Products, Inc., Series
2007-R6, Class 1A1
5.6605% due 01/26/2036 (b)	4,636,245	2,910,996
Bear Stearns Structured Products, Inc., Series
2007-R6, Class 2A1
5.7609% due 12/25/2046 (b)	4,819,010	3,025,957
Citigroup Mortgage Loan Trust, Inc., Series
2005-11, Class 1A1
4.90% due 12/25/2035 (b)	101,058	81,079
Citigroup Mortgage Loan Trust, Inc., Series
2005-11, Class A2A
4.70% due 12/25/2035	2,310,098	1,675,571
Citigroup Mortgage Loan Trust, Inc., Series 2005-6, Class A1
4.05% due 08/25/2035 (b)	779,137	586,345
Citigroup Mortgage Loan Trust, Inc., Series 2005-6, Class A2
4.2475% due 08/25/2035 (b)	890,391	727,368
Citigroup Mortgage Loan Trust, Inc., Series 2005-6, Class A3
4.0975% due 08/25/2035 (b)	157,036	133,278
Countrywide Alternative Loan Trust, Series
2006-OA12, Class A1A
0.5875% due 09/20/2046 (b)	135,316	132,205
Countrywide Alternative Loan Trust, Series
2006-OA19, Class A1
0.6875% due 02/20/2047 (b)	905,382	371,399
Countrywide Alternative Loan Trust, Series
2007-OA7, Class A1A
0.6513% due 05/25/2047 (b)	318,467	130,740
Countrywide Home Loan Mortgage Pass Through
Trust, Series 2003-HYB3, Class 7A1
3.7795% due 11/19/2033 (b)	131,761	107,334

The accompanying notes are an integral part of the financial statements.

67

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued (showing percentage of total net assets)

Real Return Bond Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Countrywide Home Loan Mortgage Pass Through Trust, Series 2004-HYB5, Class 2A1 4.8118% due 04/20/2035 (b)	$1,196,843	$861,220
Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-R2, Class 1AF1 0.8112% due 06/25/2035 (b)(f)	403,007	273,480
Countrywide Home Loans, Series 2005-3, Class 1A2 0.7613% due 04/25/2035 (b)	1,158,803	567,698
Credit Suisse Mortgage Capital Certificates, Series 2007-C3, Class A4 5.7231% due 06/15/2039 (b)	910,000	577,424
CS First Boston Mortgage Securities Corp., Series 2005-C6, Class A1 4.938% due 12/15/2040	332,166	325,209
Deutsche ALT-A Securities, Inc., Alternate Loan Trust, Series 2006-AB4, Class A1B1 1.495% due 10/25/2036 (b)	300,149	278,597
Deutsche ALT-A Securities, Inc., Alternate Loan Trust, Series 2006-AR6, Class A1 0.5512% due 01/25/2037 (b)	741,126	671,496
Federal Home Loan Mortgage Corp., REMIC, Series 2002-2504, Class J 5.50% due 05/15/2016	4,218,149	4,269,401
Federal Home Loan Mortgage Corp., REMIC, Series 2007-3336, Class GA 5.00% due 05/15/2027	4,450,579	4,549,390
Federal Home Loan Mortgage Corp., REMIC, Series 2007-3346, Class FA 1.425% due 02/15/2019 (b)	17,191,097	16,576,355
Federal Home Loan Mortgage Corp., Series 2003-2608, Class FJ 1.595% due 03/15/2017 (b)	650,773	645,504
Federal Home Loan Mortgage Corp., Series 2006-3253, Class A 5.00% due 08/15/2020	3,320,951	3,412,050
Federal Home Loan Mortgage Corp., Series 2007-3266, Class C 5.00% due 02/15/2020	3,296,121	3,367,993
Federal Home Loan Mortgage Corp., Series 2007-3335, Class AF 1.345% due 10/15/2020 (b)	8,177,266	7,954,814
Federal Home Loan Mortgage Corp., Series 2007-3335, Class BF 1.345% due 07/15/2019 (b)	8,073,763	7,878,329
Federal Home Loan Mortgage Corp., Series 2638, Class FA 1.595% due 11/15/2016 (b)	578,559	572,868
Federal Home Loan Mortgage Corp., Series 2672, Class TN 4.00% due 03/15/2023	43,607	43,536
Federal Home Loan Mortgage Corp., Series 2752, Class FM 1.545% due 12/15/2030 (b)	218,798	216,988
Federal Home Loan Mortgage Corp., Series 2905, Class UY 4.00% due 10/15/2023	200,695	201,180
Federal Home Loan Mortgage Corp., Series T-63, Class 1A1 3.6786% due 02/25/2045 (b)	2,410,785	2,168,809

Real Return Bond Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp., Structured Pass Through Securities, Series T-62, Class 1A1 3.678% due 10/25/2044 (b)	$984,992	$944,016
Federal National Mortgage Association Whole Loan, Series 2003-W8, Class 3F2 0.8213% due 05/25/2042 (b)	156,557	149,285
Federal National Mortgage Association Whole Loan, Series 2004-W9, Class 1A2 5.95% due 02/25/2044	437,442	436,080
Federal National Mortgage Association, REMIC, Series 2007-73, Class A1 0.5313% due 07/25/2037 (b)	4,907,567	4,347,109
Federal National Mortgage Association, Series 2004-63, Class FA 0.6212% due 08/25/2034 (b)	172,416	163,408
Federal National Mortgage Association, Series 2006-118, Class A2 0.5313% due 12/25/2036 (b)	317,854	280,130
Federal National Mortgage Association, Series 2006-5, Class 3A2 4.6646% due 02/25/2036 (b)	1,627,675	1,633,931
First Horizon Alternative Mortgage Securities, Series 2004-AA1, Class A1 4.7443% due 06/25/2034 (b)	539,695	298,260
First Horizon Asset Securities, Inc., Series 2005-AR3, Class 2A1 5.3537% due 08/25/2035 (b)	960,291	679,819
Greenpoint Mortgage Funding Trust, Series 2005-AR1, Class A2 0.6913% due 06/25/2045 (b)	577,873	260,652
Greenpoint Mortgage Funding Trust, Series 2006-AR6, Class A1A 0.5512% due 10/25/2046 (b)	347,211	278,714
Greenpoint Mortgage Funding Trust, Series 2006-AR8, Class 1A1A 0.5513% due 01/25/2047 (b)	575,863	529,535
Harborview Mortgage Loan Trust, Series 2005-2, Class 2A1A 0.8012% due 05/19/2035 (b)	147,682	68,784
Harborview Mortgage Loan Trust, Series 2006-1, Class 2A1A 0.8213% due 03/19/2036 (b)	612,382	260,467
Harborview Mortgage Loan Trust, Series 2006-12, Class 2A11 0.6712% due 01/19/2038 (b)	159,063	142,404
HSI Asset Securitization Corp. Trust, Series 2007-WF1, Class 2A1 0.5313% due 05/25/2037 (b)	1,251,466	1,009,189
Impac Secured Assets Corp., Series 2006-4, Class A2A 0.5512% due 01/25/2037 (b)	129,185	120,021
Indymac Index Mortgage Loan Trust, Series 2004-AR11, Class 2A 5.0554% due 12/25/2034 (b)	560,911	384,590
Indymac Index Mortgage Loan Trust, Series 2006-AR14, Class 1A1A 0.5612% due 11/25/2046 (b)	438,996	399,769
JPMorgan Mortgage Trust, Series 2005-A1, Class 6T1 5.0235% due 02/25/2035 (b)	3,476,315	2,608,138

The accompanying notes are an integral part of the financial statements.

68

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued (showing percentage of total net assets)

Real Return Bond Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
JPMorgan Mortgage Trust, Series 2007-A1, Class 3A3 5.0032% due 07/25/2035 (b)	$1,550,609	$995,857
Lehman XS Trust, Series 2006-16N, Class A1A 0.5512% due 11/25/2046 (b)	463,700	429,282
Master Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A7 3.7882% due 11/21/2034 (b)	500,000	320,010
Mastr Adjustable Rate Mortgages Trust, Series 2003-6, Class 2A1 4.9524% due 12/25/2033 (b)	309,325	223,458
Mellon Residential Funding Corp., Series 2000-TBC3, Class A1 1.635% due 12/15/2030 (b)	492,866	392,727
Mellon Residential Funding Corp., Series 2001-TBC1, Class A1 1.545% due 11/15/2031 (b)	604,033	461,469
Merrill Lynch Floating Trust, Series 2006-1, Class A1 1.265% due 06/15/2022 (b)(f)	144,030	109,255
Merrill Lynch Mortgage Investors, Inc., Series 2005-2, Class 1A 3.8187% due 10/25/2035 (b)	4,812,907	3,662,621
Merrill Lynch Mortgage Investors, Inc., Series 2005-2, Class 2A 4.25% due 10/25/2035 (b)	2,585,865	2,056,063
Merrill Lynch Mortgage Investors, Inc., Series 2005-2, Class 3A 2.395% due 10/25/2035 (b)	608,243	451,618
Merrill Lynch Mortgage Investors, Inc., Series 2005-3, Class 4A 0.7212% due 11/25/2035 (b)	496,195	355,443
Merrill Lynch Mortgage Investors, Inc., Series 2005-3, Class 5A 0.7212% due 11/25/2035 (b)	554,264	382,647
Merrill Lynch Mortgage Investors, Inc., Series 2005-A10, Class A 0.6812% due 02/25/2036 (b)	2,420,974	1,288,009
Residential Accredit Loans, Inc., Series 2005-QO1, Class A1 0.7713% due 08/25/2035 (b)	253,239	123,084
Residential Asset Securitization Trust, Series 2006-A8, Class 2A4 6.50% due 08/25/2036	1,000,000	295,976
Securitized Asset Sales, Inc., Series 1993-6, Class A5 5.7584% due 11/26/2023 (b)	7,690	6,709
Sequoia Mortgage Trust, Series 5, Class A 0.9312% due 10/19/2026 (b)	198,324	156,589
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-1, Class 4A2 5.3648% due 02/25/2034 (b)	348,900	216,699
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-19, Class 2A1 3.453% due 01/25/2035 (b)	180,253	83,220
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-17, Class 3A1 5.5283% due 08/25/2035 (b)	478,882	246,359
Structured Asset Mortgage Investments, Inc., Series 2004-AR5, Class 1A1 0.9112% due 10/19/2034 (b)	201,289	105,513

Real Return Bond Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Structured Asset Mortgage Investments, Inc., Series 2005-AR5, Class A1 0.8313% due 07/19/2035 (b)	$389,705	$168,669
Structured Asset Mortgage Investments, Inc., Series 2005-AR5, Class A2 0.8313% due 07/19/2035 (b)	848,707	637,908
Structured Asset Mortgage Investments, Inc., Series 2005-AR5, Class A3 0.8313% due 07/19/2035 (b)	1,638,761	1,105,980
Structured Asset Mortgage Investments, Inc., Series 2006-AR4, Class 2A1 0.6612% due 06/25/2036 (b)	145,240	60,588
Structured Asset Mortgage Investments, Inc., Series 2006-AR7, Class A8 0.5412% due 08/25/2036 (b)	217,327	204,756
Structured Asset Mortgage Investments, Inc., Series 2007-AR3, Class 1A1 0.5713% due 04/25/2037 (b)	880,128	811,789
Structured Asset Securities Corp., Series 2006-NC1, Class A6 0.5213% due 05/25/2036 (b)	23,543	21,413
TBW Mortgage Backed Pass Through Certificates, Series 2006-4, Class A1B 0.5713% due 09/25/2036 (b)	20,324	19,600
TBW Mortgage Backed Pass Through Certificates, Series 2006-6, Class A1 0.5813% due 01/25/2037 (b)	402,173	373,637
Thornburg Mortgage Securities Trust, Series 2006-2, Class A2A 0.5813% due 04/30/2036 (b)	75,176	71,961
Thornburg Mortgage Securities Trust, Series 2006-5, Class A1 0.5913% due 08/25/2036 (b)	1,278,304	1,059,269
Thornburg Mortgage Securities Trust, Series 2006-6, Class A1 0.5813% due 11/25/2011 (b)	2,848,183	2,361,326
Thornburg Mortgage Securities Trust, Series 2007-2, Class A2A 1.525% due 06/25/2037 (b)	3,012,153	2,462,189
Wachovia Bank Commercial Mortgage Trust, Series 2006-WL7A, Class A1 1.285% due 08/11/2018 (b)(f)	7,204,700	5,499,354
Wachovia Bank Commercial Mortgage Trust, Series 2007-WHL8, Class A1 1.275% due 06/15/2020 (b)(f)	4,120,895	2,915,163
WaMu Mortgage Pass-Through Certificates, Series 2002-AR17, Class 1A 3.456% due 11/25/2042 (b)	52,109	42,961
WaMu Mortgage Pass-Through Certificates, Series 2005-AR15, Class A1A1 0.7312% due 11/25/2045 (b)	255,622	125,407
WaMu Mortgage Pass-Through Certificates, Series 2006-AR17, Class 1A1A 3.066% due 12/25/2046 (b)	211,954	90,457
WaMu Mortgage Pass-Through Certificates, Series 2006-AR3, Class A1A 3.256% due 02/25/2046 (b)	1,489,359	633,922
Washington Mutual Mortgage Pass Through Certificates, Series 2006-AR9, Class 1A 3.256% due 08/25/2046 (b)	2,539,603	982,327

The accompanying notes are an integral part of the financial statements.

69

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued (showing percentage of total net assets)

Real Return Bond Trust (continued)

	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Washington Mutual, Inc., Series 2005-AR11, Class A1B1 0.7613% due 08/25/2045 (b)	$2,574 $2,533
Washington Mutual, Inc., Series 2006-AR15, Class 2A 3.756% due 11/25/2046 (b)	231,902	159,897
Washington Mutual, Inc., Series 2006-AR7, Class 3A 4.269% due 07/25/2046 (b)	1,050,528	879,345
Wells Fargo Mortgage Backed Securities Trust, Series 2004-K, Class 2A5 4.7273% due 07/25/2034 (b)	384,940	344,316
Wells Fargo Mortgage Backed Securities Trust, Series 2004-S, Class A1 3.7415% due 09/25/2034 (b)	317,243	231,793

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $178,526,138)		$143,181,461

ASSET BACKED SECURITIES - 5.17% ACE Securities Corp., Series 2006-CW1, Class A2A 0.5213% due 07/25/2036 (b)	59,050	57,466
ACE Securities Corp., Series 2006-NC3, Class A2A 0.5213% due 12/25/2036 (b)	164,812	150,678
American Express Credit Account Master Trust, Series 2008-3, Class A 2.145% due 08/15/2012 (b)	7,900,000	7,534,758
Argent Securities, Inc., Series 2006-M3, Class A2A 0.5213% due 10/25/2036 (b)	174,088	166,116
Asset Backed Funding Certificates, Series 2004-OPT5, Class A1 0.8213% due 06/25/2034 (b)	655,821	337,502
Asset Backed Funding Certificates, Series 2006-OPT3, Class A3A 0.5313% due 11/25/2036 (b)	49,299	46,491
Asset Backed Securities Corp. Home Equity, Series 2006-HE7, Class A2 0.5213% due 11/25/2036 (b)	20,788	20,178
BA Credit Card Trust, Series 2008-A5, Class A5 2.395% due 12/16/2013 (b)	9,500,000	8,444,861
Bear Stearns Asset Backed Securities Trust, Series 2007-HE7, Class 1A1 1.4713% due 08/25/2037 (b)	5,040,508	4,127,633
Bear Stearns Asset Backed Securities, Inc., Series 2002-2, Class A1 1.1313% due 10/25/2032 (b)	32,809	19,390
Bear Stearns Asset Backed Securities, Inc., Series 2005-4, Class A 0.8012% due 01/25/2036 (b)	32,277	29,412
Bear Stearns Asset Backed Securities, Inc., Series 2006-AQ1, Class 2A1 0.5512% due 10/25/2036 (b)	472,279	435,998
Bear Stearns Asset Backed Securities, Inc., Series 2006-HE10, Class 21A1 0.5412% due 12/25/2036 (b)	939,505	823,655
Bear Stearns Asset Backed Securities, Inc., Series 2006-HE9, Class 1A1 0.5213% due 11/25/2036 (b)	34,443	30,918
Bravo Mortgage Asset Trust, Series 2006-1A, Class A1 0.6012% due 07/25/2036 (b)(f)	131,164	115,595

Real Return Bond Trust (continued)

	Shares or
	Principal
	Amount	Value

ASSET BACKED SECURITIES (continued)
Citigroup Commercial Mortgage Trust, Series 2006-FL2, Class A1 1.265% due 08/15/2021 (b)(f)	$4,211	$3,648
Citigroup Mortgage Loan Trust, Inc., Series 2007-AMC2, Class A3A 0.5512% due 01/25/2037 (b)	1,780,758	1,470,378
Countrywide Asset-Backed Certificates, Series 2006-11, Class 3AV1 0.5313% due 09/25/2046 (b)	34,439	33,958
Countrywide Asset-Backed Certificates, Series 2006-15, Class A1 0.5813% due 10/25/2046 (b)	276,148	254,895
Countrywide Asset-Backed Certificates, Series 2006-18, Class 2A1 0.5213% due 03/25/2037 (b)	154,422	148,245
Countrywide Asset-Backed Certificates, Series 2006-21, Class 2A1 0.5213% due 05/25/2037 (b)	106,965	99,642
Countrywide Asset-Backed Certificates, Series 2006-22, Class 2A1 0.5213% due 05/25/2047 (b)	167,855	155,254
Countrywide Asset-Backed Certificates, Series 2006-23, Class 2A1 0.5213% due 05/25/2037 (b)	1,794,947	1,670,384
Countrywide Asset-Backed Certificates, Series 2006-8, Class 2A1 0.5013% due 01/25/2046 (b)	43,775	43,323
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB6, Class A1 0.5913% due 07/25/2037 (b)(f)	923,145	836,111
Equity One ABS, Inc., Series 2004-1, Class AV2 0.7713% due 04/25/2034 (b)	88,483	28,242
Federal Home Loan Mortgage Corp. Structured Pass Through Securities, Series T-32, Class A1 0.7312% due 08/25/2031 (b)	96,330	84,439
First Franklin Mortgage Loan Asset Backed Certificates, Series 2006-FF15, Class A3 0.5213% due 11/25/2036 (b)	788,260	713,274
First Franklin Mortgage Loan Asset Backed Certificates, Series 2006-FF16, Class 2A1 0.5213% due 12/25/2036 (b)	47,866	46,402
First Franklin Mortgage Loan Asset Backed Certificates, Series 2006-FF18, Class A2A 0.5412% due 12/25/2037 (b)	1,423,720	1,334,160
First NLC Trust, Series 2007-1, Class A1 0.5412% due 08/25/2037 (b)(f)	3,595,626	2,976,525
Fremont Home Loan Trust, Series 2006-C, Class 2A1 0.5213% due 10/25/2036 (b)	60,907	55,281
Fremont Home Loan Trust, Series 2006-E, Class 2A1 0.5313% due 01/25/2037	242,782	189,237
GE Capital Commercial Mortgage Corp., Series 2002-3A, Class A1 4.229% due 12/10/2037 (b)	2,648,470	2,562,641
GSAMP Trust, Series 2004-SEA2, Class A2A 0.7613% due 03/25/2034 (b)	63,353	61,412
GSAMP Trust, Series 2006-HE7, Class A2A 0.5113% due 10/25/2036 (b)	81,274	76,438

The accompanying notes are an integral part of the financial statements.

70

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued (showing percentage of total net assets)

Real Return Bond Trust (continued)

	Shares or Principal Amount	Value

ASSET BACKED SECURITIES (continued)
GSAMP Trust, Series 2006-S6, Class A1A 0.5412% due 10/25/2036 (b)	$11,874	$10,674
GSR Mortgage Loan Trust, Series 2005-HEL1, Class A2A 0.5713% due 11/25/2030 (b)	671	671
HSI Asset Securitization Corp. Trust, Series 2006-HE1, Class 2A1 0.5213% due 10/25/2036 (b)	84,653	73,031
HSI Asset Securitization Corp. Trust, Series 2006-HE2, Class 2A1 0.5213% due 12/25/2036 (b)	1,820,101	1,615,605
HSI Asset Securitization Corp. Trust, Series 2007-OPT1, Class 2A1 0.5213% due 12/25/2036 (b)	957,920	855,282
Indymac Residential Asset Backed Trust, Series 2006-D, Class 2A1 0.5213% due 11/25/2036 (b)	44,392	43,625
JPMorgan Mortgage Acquisition Corp., Series 2006-CH1, Class A2 0.5213% due 07/25/2036 (b)	120,147	110,065
JPMorgan Mortgage Acquisition Corp., Series 2006-CH2, Class AV2 0.5213% due 10/25/2036 (b)	1,105,420	983,434
JPMorgan Mortgage Acquisition Corp., Series 2006-CW2, Class AV2 0.5113% due 08/25/2036 (b)	26,779	26,067
JPMorgan Mortgage Acquisition Corp., Series 2006-HE3, Class A2 1.465% due 11/25/2036 (b)	64,966	60,030
JPMorgan Mortgage Acquisition Corp., Series 2006-WMC3, Class A2 0.5213% due 08/25/2036 (b)	210,654	195,797
Lehman XS Trust, Series 2006-10N, Class 1A1A 0.5512% due 07/25/2046 (b)	74,581	73,400
Lehman XS Trust, Series 2006-9, Class A1A 0.5412% due 05/25/2046 (b)	71,082	68,625
Long Beach Mortgage Loan Trust, Series
2005-WL2, Class 3A1
0.6513% due 07/25/2035 (b)	30,657	28,965
Long Beach Mortgage Loan Trust, Series 2006-10, Class 2A1 0.5113% due 11/25/2036 (b)	49,642	46,751
MBNA Credit Card Master Note Trust, Series 2004-A7, Class A7 1.295% due 12/15/2011 (b)	100,000	97,145
Merrill Lynch Mortgage Investors, Inc., Series 2006-AHL1, Class A2A 0.5213% due 05/25/2037 (b)	126,791	122,109
Merrill Lynch Mortgage Investors, Inc., Series 2006-FF1, Class A2A 0.5412% due 08/25/2036 (b)	492,589	464,050
Merrill Lynch Mortgage Investors, Inc., Series 2006-MLN1, Class A2A 0.5412% due 07/25/2037 (b)	175,224	165,244
Merrill Lynch Mortgage Investors, Inc., Series 2006-RM3, Class A2A 0.5013% due 06/25/2037 (b)	15,336	15,119
Morgan Stanley ABS Capital I, Series 2006-HE7, Class A2A 0.5213% due 09/25/2036 (b)	129,191	121,794

Real Return Bond Trust (continued)

	Shares or Principal Amount	Value

ASSET BACKED SECURITIES (continued)
Morgan Stanley ABS Capital I, Series 2006-HE8, Class A2A 0.5213% due 10/25/2036 (b)	$85,285	$80,815
Morgan Stanley ABS Capital I, Series 2006-WMC2, Class A2A 0.5113% due 07/25/2036 (b)	92,010	91,021
Morgan Stanley Asset Backed Securities Capital I, Series 2006-NC5, Class A2A 0.5113% due 10/25/2036 (b)	197,161	185,023
Morgan Stanley Capital I, Series 2006-NC2, Class A2B 0.5913% due 02/25/2036 (b)	480,528	474,272
Morgan Stanley IXIS Real Estate Capital Trust, Series 2006-2, Class A1 0.5213% due 11/25/2036 (b)	49,097	46,543
Nationstar Home Equity Loan Trust, Series 2007-B, Class 2AV1 0.5913% due 04/25/2037 (b)	1,089,101	980,988
Nomura Asset Acceptance Corp., Series 2006-S1, Class A1 0.6112% due 01/25/2036 (b)(f)	45,763	37,351
Option One Mortgage Loan Trust, Series 2006-3, Class 2A1 0.5113% due 02/25/2037 (b)	13,005	12,646
Park Place Securities, Inc., Series 2005-WCW1, Class A1B 0.7312% due 09/25/2035 (b)	30,826	21,399
Residential Asset Mortgage Products, Inc., Series 2006-RS6, Class A1 0.5412% due 11/25/2036 (b)	6,016	5,957
Residential Asset Mortgage Products, Inc., Series 2006-RZ5, Class A1A 0.5713% due 08/25/2046 (b)	1,025,736	948,040
Residential Asset Securities Corp., Series 2006-EMX9, Class 1A1 0.5412% due 11/25/2036 (b)	60,888	58,603
Residential Asset Securities Corp., Series 2006-KS9, Class AI1 0.5412% due 11/25/2036 (b)	329,218	315,647
Residential Asset Securities Corp., Series 2007-KS2, Class AI1 0.5412% due 02/25/2037 (b)	932,651	814,851
Securitized Asset Backed Receivables LLC Trust, Series 2006-NC3, Class A2A 0.5213% due 09/25/2036 (b)	63,950	60,564
Securitized Asset Backed Receivables LLC Trust, Series 2007-HE1, Class A2A 0.5313% due 12/25/2036 (b)	1,027,931	855,230
SLM Student Loan Trust, Series 2006-9, Class A2 3.535% due 04/25/2017 (b)	2,349,804	2,301,648
SLM Student Loan Trust, Series 2007-3, Class A1 3.525% due 10/25/2014 (b)	1,612,622	1,560,787
SLM Student Loan Trust, Series 2007-3, Class A3 3.575% due 04/25/2019 (b)	4,800,000	3,742,389
Soundview Home Equity Loan Trust, Series 2006-EQ1, Class A1 0.5213% due 10/25/2036 (b)	248	245
Soundview Home Equity Loan Trust, Series 2006-EQ2, Class A1 0.5512% due 01/25/2037 (b)	963,107	912,491

The accompanying notes are an integral part of the financial statements.

71

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued (showing percentage of total net assets)

Real Return Bond Trust (continued)

	Shares or Principal Amount	Value

ASSET BACKED SECURITIES (continued)
Soundview Home Equity Loan Trust, Series 2006-NLC1, Class A1 0.5313% due 11/25/2036 (f)	$159,049	$145,642
Soundview Home Equity Loan Trust, Series 2006-WF1, Class A1A 0.5713% due 10/25/2036 (b)	23,179	22,784
Specialty Underwriting & Residential Finance, Series 2006-BC3, Class A2A 0.5013% due 06/25/2037 (b)	3,469	3,419
Specialty Underwriting & Residential Finance, Series 2006-BC5, Class A2B 0.5163% due 11/25/2037 (b)	21,061	19,960
Structured Asset Investment Loan Trust, Series 2006-4, Class A3 0.5213% due 07/25/2036 (b)	23,334	21,415
Structured Asset Securities Corp., Series 2005-7XS, Class 2A1A 4.90% due 04/25/2035 (b)	846,912	414,960
Structured Asset Securities Corp., Series 2006-11, Class A1 5.0483% due 10/25/2035 (b)(f)	274,906	199,089
Structured Asset Securities Corp., Series 2006-BC3, Class A2 0.5213% due 10/25/2036 (b)	336,720	311,246
Truman Capital Mortgage Loan Trust, Series 2004-1, Class A1 0.8112% due 01/25/2034 (b)(f)	12,145	11,969

TOTAL ASSET BACKED SECURITIES (Cost $61,987,843)		$55,019,017

SUPRANATIONAL OBLIGATIONS - 0.11%

Government - 0.11%
Export-Import Bank of Korea, Series 97 4.4275% due 10/04/2011 (b)(f)	1,200,000	1,202,898

TOTAL SUPRANATIONAL OBLIGATIONS (Cost $1,199,074)		$1,202,898

PREFERRED STOCKS - 0.32%

Financial - 0.32%
Bank of America Corp., 8.00%	1,400,000	1,007,003
Bank of America Corp., Series L, 7.25%	1,000	650,000
Wachovia Corp., 7.98%	1,500,000	1,278,600
Wachovia Corp., Series L, 7.50%	600	450,000

		3,385,603

TOTAL PREFERRED STOCKS (Cost $4,500,000)		$3,385,603

TERM LOANS - 0.63%

Basic Materials - 0.07%
Georgia Pacific Corp. 3.62% due 12/20/2012 (b)	909,237	738,376

Consumer, Non-cyclical - 0.34%
HCA, Inc., Tranche B 3.71% due 11/16/2013 (b)	4,617,750	3,610,503

Real Return Bond Trust (continued)

	Shares or Principal Amount	Value

TERM LOANS (continued)

Financial - 0.22%
DaimlerChrysler Financial Company 6.00% due 08/03/2012 (b)	$4,732,538	$2,383,169

TOTAL TERM LOANS (Cost $10,088,830)		$6,732,048

OPTIONS - 0.03%

Other - 0.03%
Chicago Board of Trade American Purchase Call on U.S. Treasury Bond 30 yrs. Futures Expiration 02/20/2009 at $173.00 *	53,000	828
Chicago Board of Trade American Purchase Call on U.S. Treasury Note 10 yrs. Futures Expiration 01/23/2009 at $142.00 *	330,000	5,156
Chicago Board of Trade American Purchase Put on U.S. Treasury Bond Futures Expiration 02/20/2009 at $71.00 *	23,000	359
EUREX American Call on Euro-Bund Futures Expiration 02/20/2009 at $145.00 *	23,500,000	3,267
EUREX American Put on Euro-Schatz Futures Expiration 02/20/2009 at $100.00 *	1,300,000	90
Over The Counter European Purchase Call on Treasury Note, 2.125% Expiration 02/20/2009 at $102.53125 *	24,200,000	648
Over The Counter European Purchase Call on Treasury Note, 3.625% Expiration 02/20/2009 at $113.96875 *	2,730,000	42
Over The Counter European Purchase Call on Treasury Note, 4.125% Expiration 02/20/2009 at $114.515625 *	7,300,000	193
Over The Counter European Purchase Call on Treasury Note, 4.25% Expiration 02/20/2009 at $123.00 *	8,800,000	39
Over The Counter European Purchase Put on FG TBA, 5.50%
Expiration 01/06/2009 at $47.00 *	6,000,000	0
Expiration 02/05/2009 at $50.00 *	96,000,000	1
Over The Counter European Purchase Put on FG TBA, 6.00% Expiration 02/05/2009 at $53.00 *	9,500,000	0
Over The Counter European Purchase Put on FNMA TBA, 5.00%
Expiration 01/06/2009 at $44.00 *	5,600,000	0
Expiration 02/05/2009 at $47.00 *	8,000,000	0
Expiration 01/06/2009 at $52.00 *	64,000,000	1
Over The Counter European Purchase Put on FNMA TBA, 5.50% Expiration 02/05/2009 at $50.00 *	45,400,000	1
Over The Counter European Purchase Put on FNMA TBA, 6.00%
Expiration 02/11/2009 at $50.00 *	2,000,000	0
Expiration 02/05/2009 at $53.00 *	34,100,000	0
Over The Counter European Purchase Put on FNMA TBA, 6.50%
Expiration 02/05/2009 at $55.00 *	18,300,000	0
Expiration 01/06/2009 at $70.00 *	24,000,000	0
Over The Counter European Purchase Put on GNMA TBA, 6.00%
Expiration 02/12/2009 at $45.00 *	1,500,000	0
Expiration 01/14/2009 at $52.00 *	12,200,000	0

The accompanying notes are an integral part of the financial statements.

72

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued (showing percentage of total net assets)

Real Return Bond Trust (continued)

	Shares or Principal Amount	Value

OPTIONS (continued)

Other (continued)
Over The Counter European Style Call on USD-LIBOR Rate Swaption
Expiration 08/03/2009 at $3.45 *	700,000	$23,489
Expiration 08/03/2009 at $3.45 *	4,400,000	147,647
Expiration 08/03/2009 at $3.85 *	2,500,000	102,614

		284,375

TOTAL OPTIONS (Cost $143,599)		$284,375

REPURCHASE AGREEMENTS - 13.40%
JPMorgan Chase & Company Tri-Party Repurchase Agreement dated 12/31/2008 at 0.03% to be repurchased at $60,650,101 on 01/02/2009, collateralized by $57,460,000 Federal National Mortgage Association, 6.125% due 08/07/2023 (valued at $60,442,174, including interest) and $1,820,000 Federal Home Loan Mortgage Corp., 3.875% due 06/29/2011 (valued at $1,947,046, including interest)	$60,650,000	$60,650,000
JPMorgan Chase & Company Tri-Party Repurchase Agreement dated 12/16/2008 at 0.01% to be repurchased at $3,050,800 on 01/14/2009, collateralized by $2,730,000 U.S. Treasury Notes, 3.625% due 12/31/2012 (valued at $3,033,091, including interest)	3,050,775	3,050,775
JPMorgan Chase & Company Tri-Party Repurchase Agreement dated 12/08/2008 at 0.01% to be repurchased at $13,089,426 on 01/09/2009, collateralized by $10,700,000 U.S. Treasury Notes, 4.75% due 08/15/2017 (valued at $12,721,733, including interest)	13,089,310	13,089,310
JPMorgan Chase & Company Tri-Party Repurchase Agreement dated 12/30/2008 at 0.40% to be repurchased at $58,003,867 on 01/05/2009, collateralized by $58,610,000 Federal National Mortgage Association, 5.50% due 11/01/2038 (valued at $60,180,426, including interest)	58,000,000	58,000,000
JPMorgan Chase & Company Tri-Party Repurchase Agreement dated 12/30/2008 at 0.09% to be repurchased at $7,700,116 on 01/05/2009, collateralized by $7,040,000 Federal Home Loan Mortgage Corp, 6.875% due 09/15/2010 (valued at $7,680,200, including interest)	7,700,000	7,700,000

TOTAL REPURCHASE AGREEMENTS (Cost $142,490,085)		$142,490,085

SHORT TERM INVESTMENTS - 2.72%
U.S. Treasury Bills zero coupon due 01/02/2009	$250,000	$250,000

Real Return Bond Trust (continued)

	Shares or Principal Amount	Value

SHORT TERM INVESTMENTS (continued)
U.S. Treasury Bills (continued)
zero coupon due 01/15/2009 to 06/11/2009 ***	$28,700,000	$28,691,913

TOTAL SHORT TERM INVESTMENTS (Cost $28,941,913)		$28,941,913

Total Investments (Real Return Bond Trust) (Cost $2,105,750,825) - 193.12%		$2,053,734,679
Liabilities in Excess of Other Assets - (93.12)%		(990,277,039)

TOTAL NET ASSETS - 100.00%		$1,063,457,640

Schedule of Securities Sold Short

	Shares or Principal Amount	Value

FEDERAL HOME LOAN MORTGAGE CORP. - 1.89%
Federal Home Loan Mortgage Corp. 6.00%, TBA **	$300,000	$308,227

TOTAL FEDERAL HOME LOAN MORTGAGE CORP. (Proceeds $308,344)		$308,227

FEDERAL NATIONAL MORTGAGE ASSOCIATION - 13.34%
Federal National Mortgage Association 6.00%, TBA **	2,100,000	$2,181,047

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (Proceeds $2,149,219)		$2,181,047

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 7.63%
Government National Mortgage Association
5.50%, TBA **	100,000	$103,047
6.50%, TBA **	1,100,000	$1,144,859

TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (Proceeds $1,234,180)		$1,247,906

TREASURY INFLATION PROTECTED SECURITIES (D) - 77.14%
U.S. Treasury 4.25%, due 01/15/2010 (g)	12,840,534	$12,610,804

TOTAL TREASURY INFLATION PROTECTED SECURITIES (D) (Proceeds $12,809,398)		$12,610,804

Total Securities Sold Short (Real Return Bond Trust) (Proceeds $16,501,140)		$16,347,984

Short-Term Bond Trust

	Shares or Principal Amount	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS - 7.76%

Federal Home Loan Mortgage Corp. - 1.53% 5.044% due 11/01/2033 (b)	$128,144	$130,822

The accompanying notes are an integral part of the financial statements.

73

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued (showing percentage of total net assets)

Short-Term Bond Trust (continued)

	Shares or Principal Amount	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp. (continued)
6.50% due 12/01/2009	$5,942	$5,953
7.00% due 12/01/2010 to 02/01/2014	706,618	723,960
7.50% due 11/01/2009 to 06/01/2012	107,570	110,724
8.00% due 06/01/2010	21,210	21,535
8.50% due 05/01/2015	388,539	414,196

		1,407,190
Federal National Mortgage Association - 5.83%
5.102% due 09/01/2033 (b)	249,161	248,530
5.75% due 01/01/2033 (b)	74,116	72,584
6.00% due 01/01/2011 to 01/01/2017	1,023,337	1,064,899
6.50% due 04/01/2017 to 08/01/2017	2,061,988	2,147,367
7.00% due 12/01/2010 to 07/01/2034	1,130,066	1,181,477
7.50% due 08/01/2009 to 07/01/2034	406,493	426,304
8.00% due 07/01/2014	217,612	230,512

		5,371,673
Government National Mortgage Association - 0.40%
8.00% due 12/15/2025	198,455	207,437
8.50% due 11/15/2015	159,716	165,695

		373,132

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $7,290,287)		$7,151,995

CORPORATE BONDS - 37.27%

Basic Materials - 0.52%
Weyerhaeuser Company 2.4663% due 09/24/2009 (b)	500,000	480,140

Communications - 4.26%
Deutsche Telekom International Finance BV 8.50% due 06/15/2010	500,000	515,037
Sprint Capital Corp. 6.375% due 05/01/2009	1,000,000	993,750
Telecom Italia Capital SA 4.00% due 01/15/2010	500,000	460,000
Time Warner, Inc. 2.405% due 11/13/2009 (b)	1,000,000	962,525
Walt Disney Company, MTN 2.2894% due 09/10/2009 (b)	1,000,000	993,475

		3,924,787
Consumer, Cyclical - 2.54%
CVS Caremark Corp. 2.5025% due 06/01/2010 (b)	1,000,000	920,111
Home Depot, Inc. 2.0463% due 12/16/2009 (b)	1,000,000	944,731
MGM Mirage, Inc. 6.00% due 10/01/2009	500,000	477,500

		2,342,342

Consumer, Non-cyclical - 2.57%
Cargill, Inc. 5.60% due 09/15/2012 (f)	600,000	564,978

Short-Term Bond Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Consumer, Non-cyclical (continued)
UnitedHealth Group, Inc. 1.705% due 06/21/2010 (b)	$2,000,000	$1,801,780

		2,366,758

Energy - 2.88%
Kinder Morgan Energy Partners LP 5.85% due 09/15/2012	850,000	778,429
ONEOK Partners LP 5.90% due 04/01/2012	900,000	846,978
TransCanada PipeLines, Ltd. 4.00% due 06/15/2013	620,000	569,146
Transocean, Inc. 5.25% due 03/15/2013	500,000	464,398

		2,658,951

Financial - 21.20%
American Express Credit Corp., MTN, Series B 2.0488% due 10/04/2010 (b)	1,000,000	894,661
BAC Capital Trust XIII 2.3963% due 03/15/2043 (b)	1,000,000	310,922
Bear Stearns Companies, Inc. 3.65% due 01/31/2011 (b)	500,000	459,032
Citigroup, Inc. 5.50% due 04/11/2013	720,000	701,052
CNA Financial Corp. 6.00% due 08/15/2011	1,500,000	1,240,678
Colonial Realty LP 4.75% due 02/01/2010	1,500,000	1,400,058
Credit Suisse First Boston USA, Inc. 2.2975% due 11/20/2009 (b)	700,000	674,438
Glitnir Banki HF 6.375% due 09/25/2012 ^ (f)	630,000	29,925
Goldman Sachs Capital II 5.793% due 12/29/2049 (b)	1,500,000	576,635
ING Security Life Institutional Funding 4.25% due 01/15/2010 (f)	895,000	875,277
Janus Capital Group, Inc. 5.875% due 09/15/2011	1,000,000	731,852
Kaupthing Bank HF zero coupon due 01/15/2010 ^ (f)	685,000	41,100
Lehman Brothers Holdings, Inc., MTN 5.75% due 04/25/2011 ^	1,000,000	95,000
Merrill Lynch & Company, Inc., MTN 1.285% due 08/14/2009 (b)	857,000	830,424
PNC Funding Corp.
3.56% due 01/31/2012 (b)	700,000	568,817
4.50% due 03/10/2010	1,000,000	992,219
ProLogis 5.50% due 04/01/2012	820,000	494,048
Rockies Express Pipeline LLC 5.10% due 08/20/2009 (b)(f)	1,500,000	1,500,744
Rouse Company LP 3.625% due 03/15/2009	900,000	373,500
SLM Corp. 4.50% due 07/26/2010	335,000	290,735
USB Capital IX 6.189% due 03/29/2049 (b)	500,000	235,000
Vita Capital III, Ltd., Series B-I 4.9825% due 01/01/2011 (b)(f)	850,000	791,095

The accompanying notes are an integral part of the financial statements.

74

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued (showing percentage of total net assets)

Short-Term Bond Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Financial (continued)
Vornado Realty LP 5.60% due 02/15/2011	$1,000,000	$903,806
W.R. Berkley Corp. 5.125% due 09/30/2010	1,300,000	1,165,971
Westfield Group 5.40% due 10/01/2012 (f)	2,000,000	1,533,836
Xstrata Finance Dubai, Ltd. 2.585% due 11/13/2009 (f)	1,500,000	1,315,967
ZFS Finance USA Trust IV 5.875% due 05/09/2032 (f)	1,500,000	524,070

		19,550,862

Industrial - 0.44%
Tyco Electronics Group SA 6.00% due 10/01/2012	450,000	405,946

Technology - 0.33%
Dell, Inc. 4.70% due 04/15/2013	322,000	302,923

Utilities - 2.53%
Dominion Resources, Inc. 4.75% due 12/15/2010	1,000,000	988,787
Exelon Generation Company, LLC 6.95% due 06/15/2011	445,000	431,961
NiSource Finance Corp. 7.875% due 11/15/2010	1,000,000	915,090

		2,335,838

TOTAL CORPORATE BONDS (Cost $43,149,744)		$34,368,547

COLLATERALIZED MORTGAGE OBLIGATIONS - 43.13%
Trapeza CDO LLC Series 2007-12A, Class B 4.7675% due 04/06/2042 (b)(f)	1,500,000	180,000
Banc of America Commercial Mortgage, Inc., Series 2004-4, Class XP 0.6263% IO due 07/10/2042	49,194,878	602,657
Banc of America Funding Corp., Series 2005-H, Class 1A1 5.3395% due 11/20/2035 (b)	1,829,947	1,313,911
Banc of America Large Loan, Series 2005-MIB1, Class B 1.455% due 03/15/2022 (b)(f)	850,000	760,750
Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-4, Class 2A1 5.7791% due 10/25/2036 (b)	4,421,784	2,351,026
Bear Stearns Commercial Mortgage Securities, Inc., Series 2005-PWR10, Class X2 0.1626% IO due 12/11/2040	354,129,217	928,456
Bear Stearns Commercial Mortgage Securities, Inc., Series 2006-BBA7, Class G 1.635% due 03/15/2019 (b)(f)	1,000,000	533,292
Bear Stearns Commercial Mortgage Securities, Series 2006-PWR12, Class A1 5.546% due 09/11/2038 (b)	1,317,915	1,266,776
Commercial Mortgage Pass Through Certificates, Series 2005-LP5, Class XP 0.3522% IO due 05/10/2043	62,536,330	403,284

Short-Term Bond Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Commercial Mortgage Pass Through Certificates, Series 2004-LB2A, Class X2 0.8376% IO due 03/10/2039 (f)	$27,207,265	$404,711
Commercial Mortgage Pass Through Certificates, Series 2005-FL11, Class AJ 1.395% due 11/15/2017 (b)(f)	489,554	419,009
Commercial Mortgage Pass Through Certificates, Series 2006-CN2A, Class AJFX 5.478% due 02/05/2019 (f)	2,700,000	1,778,116
Commercial Mortgage Pass Through Certificates, Series 2006-FL12, Class B 1.365% due 12/15/2020 (b)(f)	1,708,731	981,363
Countrywide Alternative Loan Trust, Series 2003-3T1, Class A2 4.50% due 05/25/2033	289,227	282,019
Credit Suisse Mortgage Capital Certificates, Series 2006-TF2A, Class SVA2 1.465% due 10/15/2021 (b)(f)	2,000,000	1,304,950
Credit Suisse Mortgage Capital Certificates, Series 2006-TFLA, Class B 1.425% due 04/15/2008 (b)(f)	675,000	450,218
Credit Suisse/Morgan Stanley Commercial Mortgage Certificate, Series 2006-HC1A, Class A2 1.4555% due 05/15/2008 (b)(f)	1,000,000	673,617
Crown Castle Towers LLC, Series 2006-1A, Class C 5.4696% due 11/15/2036 (f)	1,500,000	1,054,620
Federal Home Loan Mortgage Corp., Series 2516, Class AX 8.50% due 01/15/2016	198,279	201,982
Federal Home Loan Mortgage Corp., Series 2589, Class GK 4.00% due 03/15/2026	394,337	393,708
Federal National Mortgage Association, Series 2001-53, Class GH 8.00% due 09/25/2016	173,070	182,816
First Horizon Alternative Mortgage Securities, Series 2004-AA2, Class 2A1 5.0308% due 08/25/2034 (b)	1,508,128	907,225
GE Capital Commercial Mortgage Corp, Series 2002-2A, Class A2 4.97% due 08/11/2036	1,171,086	1,121,941
Global Signal Trust, Series 2006-1, Class C 5.707% due 02/15/2036 (f)	670,000	502,500
Global Tower Partners Acquisition Partners LLC, Series 2007-1A, Class AFX 5.3928% due 05/15/2037 (f)	2,000,000	1,560,000
Greenpoint Mortgage Funding Trust, Series 2006-AR2, Class 4A1 4.479% due 03/25/2036 (b)	1,237,544	532,012
Harborview Mortgage Loan Trust, Series 2004-7, Class 2A3 5.26% due 11/19/2034 (b)	279,937	118,184
Harborview Mortgage Loan Trust, Series 2005-4, Class 1A 5.5424% due 07/19/2035 (b)	437,585	189,719
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-CB16, Class X2 0.4942% IO due 05/12/2045	100,691,175	1,505,202
LB-UBS Commercial Mortgage Trust, Series 2000-C3, Class A2 7.95% due 05/15/2025 (b)	1,364,298	1,370,194

The accompanying notes are an integral part of the financial statements.

75

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued (showing percentage of total net assets)

Short-Term Bond Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
LB-UBS Commercial Mortgage Trust, Series 2005-C5, Class XCP 0.3605% IO due 09/15/2040	$33,468,804	$331,304
LB-UBS Commercial Mortgage Trust, Series 2006-C6, Class XCP 0.6633% IO due 09/15/2039	78,233,553	1,567,918
Lehman Brothers Floating Rate Commercial Mortgage Trust, Series 2004-LLFA, Class A2 1.365% due 10/15/2017 (b)(f)	465,889	390,650
Lehman XS Trust, Series 2007-10H, Class 2A2 7.50% due 07/25/2037	1,925,110	1,534,453
Mastr Adjustable Rate Mortgages Trust, Series 2005-2, Class 2A1 5.5721% due 03/25/2035 (b)	939,647	429,682
Merrill Lynch Mortgage Investors, Inc., Series 2003-A1, Class 1A 4.9575% due 12/25/2032 (b)	28,864	27,249
Merrill Lynch Mortgage Trust, Series 2006-C1, Class A1 5.528% due 05/12/2039 (b)	838,330	810,211
MLCC Mortgage Investors, Inc., Series 2003-C, Class B1 2.045% due 06/25/2028 (b)	548,869	343,449
Morgan Stanley Capital I, Series 2005-HQ6, Class X2 0.3593% IO due 08/13/2042	32,665,556	378,427
Morgan Stanley Capital I, Series 2007-SRR3, Class B 1.7525% due 12/20/2049 (b)(f)	1,000,000	150,000
Morgan Stanley Capital I, Series 2007-SRR3, Class A1 1.8525% due 12/20/2049 (b)(f)	1,000,000	100,000
Multi Security Asset Trust, Series 2005-RR4A, Class 4.38% due 11/28/2035 (f)	2,424,231	1,769,689
Salomon Brothers Mortgage Securities VII, Series 2002-KEY2, Class A2 4.467% due 03/18/2036	1,433,717	1,334,888
SBA CMBS Trust, Series 2006-1A, Class A 5.314% due 11/15/2036 (f)	2,000,000	1,600,000
Sequoia Mortgage Trust, Series 2004-4, Class A 4.4388% due 05/20/2034 (b)	379,277	263,758
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-14, Class 1A 5.1442% due 10/25/2034 (b)	748,732	428,289
WAMU Commercial Mortgage Securities Trust, Series 2006-SL1, Class A 5.3015% due 11/23/2043 (f)	960,249	528,137
Wells Fargo Mortgage Backed Securities Trust, Series 2003-2, Class A6 5.25% due 02/25/2018	1,852,361	1,713,795
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR17, Class A1 5.3294% due 10/25/2036 (b)	2,913,645	1,794,363

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $57,946,723)		$39,770,520

ASSET BACKED SECURITIES - 9.89%
Alesco Preferred Funding, Ltd., Series 12A, Class B 5.3525% due 07/15/2037 (b)(f)	310,000	68,200

Short-Term Bond Trust (continued)

	Shares or Principal Amount	Value

ASSET BACKED SECURITIES (continued)
Alesco Preferred Funding, Ltd., Series 14A, Class B 3.86% due 09/23/2037 (b)(f)	$1,310,000	$262,000
Alesco Preferred Funding, Ltd., Series 15A, Class B1 2.1775% due 12/23/2037 (b)(f)	115,000	20,700
American Express Issuance Trust, Series 2008-1, Class A 2.145% due 12/15/2010 (b)	1,000,000	953,767
Anthracite, Ltd., Series 2002-2A, Class B 5.488% due 12/24/2037 (b)(f)	1,000,000	550,000
Anthracite, Ltd., Series 2002-CIBA, Class A 0.9112% due 05/24/2017 (b)(f)	881,939	529,163
Anthracite, Ltd., Series 2004-1A, Class A 0.8338% due 03/23/2019 (b)(f)	875,732	656,186
Arbor Realty Mortgage Securities, Series 2006-1A, Class C 4.135% due 01/26/2042 (b)(f)	365,000	43,800
Arbor Realty Mortgage Securities, Series 2006-1A, Class F 4.585% due 01/26/2042 (b)(f)	610,000	30,500
Bank of America Credit Card Trust, Series 2008-A3, Class A3 1.945% due 08/15/2011 (b)	800,000	793,319
Capital Trust Re CDO, Ltd., Series 2005-1A, Class B 0.9775% due 03/20/2050 (b)(f)	3,000,000	300,000
CPL Transition Funding LLC, Series 2002-1, Class A3 5.56% due 01/15/2012	802,159	811,368
Crest, Ltd., Series 2000-1A, Class C 7.75% due 08/31/2036 (f)	690,000	213,900
Crest, Ltd., Series 2002-IGA, Class A 3.9662% due 07/28/2017 (b)(f)	1,488,925	1,072,026
Crest, Ltd., Series 2003-1A, Class B1 3.1312% due 05/28/2038 (b)(f)	1,000,000	400,000
Crystal River Resecuritization, Series 2006-1 5.82% due 09/22/2047	2,100,000	294,000
Equity One ABS, Inc., Series 2004-2, Class AV2 0.7212% due 07/25/2034 (b)	42,960	13,644
Green Tree Financial Corp., Series 1996-8, Class A6 7.60% due 10/15/2027	87,842	76,849
Highland Park CDO, Ltd., Series 2006-1A, Class A2 2.5575% due 11/25/2051 (b)(f)	2,300,000	299,000
Long Beach Mortgage Loan Trust, Series 2004-1, Class M3 1.1712% due 02/25/2034 (b)	400,000	285,172
N-Star Real Estate CDO, Ltd., Series 2006-8A, Class E 2.65% due 02/01/2041 (b)(f)	475,000	95,000
Ownit Mortgage Loan, Series 2006-1, Class AF2 5.29% due 12/25/2036	833,678	707,292
Renaissance Home Equity Loan Trust, Series 2006-1, Class AF2 5.533% due 05/25/2036	62,759	62,415
Renaissance Home Equity Loan Trust, Series 2006-1, Class AF3 5.608% due 05/25/2036	500,000	441,719

The accompanying notes are an integral part of the financial statements.

76

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued (showing percentage of total net assets)

Short-Term Bond Trust (continued)

	Shares or Principal Amount	Value

ASSET BACKED SECURITIES (continued)
Cedarwoods Credit CDO, Ltd.,
Series 2007-2A, Class B
0.8512% due 02/25/2052 (b)(f)	$1,000,000	$140,000

TOTAL ASSET BACKED SECURITIES
(Cost $21,970,041)		$9,120,020

REPURCHASE AGREEMENTS - 0.98%
Repurchase Agreement with State Street Corp. dated 12/31/2008 at 0.00% to be repurchased at $902,000 on 01/02/2009, collateralized by $880,000 Federal Home Loan Bank, 3.375% due 06/24/2011 (valued at $920,700,including interest)	$902,000	$902,000

TOTAL REPURCHASE AGREEMENTS
(Cost $902,000)		$902,000

Total Investments (Short-Term Bond Trust)
(Cost $131,258,795) - 99.03%		$91,313,082
Other Assets in Excess of Liabilities - 0.97%		891,727

TOTAL NET ASSETS - 100.00%		$92,204,809

Spectrum Income Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 15.74%

Basic Materials - 0.93%
Alcoa, Inc.	59,300	$667,718
E.I. Du Pont de Nemours & Company	53,900	1,363,670
Eli Lilly & Company	48,700	1,961,149
Freeport-McMoRan Copper & Gold, Inc.,
Class B	3,625	88,595
International Flavors & Fragrances, Inc.	39,100	1,162,052
International Paper Company	119,165	1,406,147
MeadWestvaco Corp.	56,260	629,549
Nucor Corp.	43,800	2,023,560
Weyerhaeuser Company	15,000	459,150

		9,761,590
Communications - 1.77%
Alcatel-Lucent, SADR *	89,900	193,285
AT&T, Inc.	147,965	4,217,002
Cablevision Systems Corp., Class A	54,200	912,728
CBS Corp., Class B	36,600	299,754
Cisco Systems, Inc. *	32,900	536,270
eBay, Inc. *	51,200	714,752
Gannett Company, Inc. (a)	34,100	272,800
McGraw-Hill Companies, Inc.	69,200	1,604,748
Qwest Communications International, Inc. (a)	300,900	1,095,276
Sirius XM Radio, Inc. *	48,300	5,796
Sprint Nextel Corp. *	239,450	438,194
The New York Times Company, Class A (a)	84,300	617,919
Time Warner, Inc.	187,200	1,883,232
Verizon Communications, Inc.	63,600	2,156,040

Spectrum Income Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Communications (continued)
Vodafone Group PLC	324,000	$663,438
Walt Disney Company	75,200	1,706,288
WPP PLC	48,000	280,672
Yahoo!, Inc. *	84,300	1,028,460

		18,626,654
Consumer, Cyclical - 1.25%
Bed Bath & Beyond, Inc. *	75,021	1,907,034
D.R. Horton, Inc.	48,700	344,309
Genuine Parts Company	28,600	1,082,796
Harley-Davidson, Inc.	39,000	661,830
Harman International Industries, Inc.	21,300	356,349
Home Depot, Inc.	120,900	2,783,118
Lakes Gaming, Inc. *	23,275	93,565
Macy’s, Inc.	42,600	440,910
Marriott International, Inc., Class A	39,400	766,330
Mattel, Inc.	75,200	1,203,200
MGM Mirage, Inc. * (a)	48,100	661,856
Newell Rubbermaid, Inc.	84,300	824,454
Tiffany & Company	33,500	791,605
Whirlpool Corp. (a)	30,000	1,240,500

		13,157,856

Consumer, Non-cyclical - 2.49%
Amgen, Inc. *	31,200	1,801,800
Anheuser-Busch InBev NV	39,100	908,027
Avery Dennison Corp.	42,100	1,377,933
B&G Foods, Inc.	30,425	314,899
Bristol-Myers Squibb Company	74,900	1,741,425
Colgate-Palmolive Company	3,900	267,306
Estee Lauder Companies, Inc., Class A	3,000	92,880
Fortune Brands, Inc.	54,800	2,262,144
H & R Block, Inc.	51,200	1,163,264
Hershey Company (a)	84,300	2,928,582
Johnson & Johnson	30,100	1,800,883
Kimberly-Clark Corp.	25,300	1,334,322
Kraft Foods, Inc., Class A	54,200	1,455,270
McCormick & Company, Inc.	24,100	767,826
Merck & Company, Inc.	75,400	2,292,160
Pfizer, Inc.	138,570	2,454,075
UST, Inc.	105	7,285
WellPoint, Inc. *	21,100	888,943
Whole Foods Market, Inc.	19,400	183,136
Wyeth	57,800	2,168,078

		26,210,238

Energy - 2.59%
Anadarko Petroleum Corp.	36,100	1,391,655
BJ Services Company	29,200	340,764
BP PLC, SADR	46,000	2,150,040
Chevron Corp.	72,800	5,385,016
CONSOL Energy, Inc.	18,100	517,298
Duke Energy Corp.	90,820	1,363,208
Entergy Corp.	14,400	1,197,072
Exxon Mobil Corp.	72,800	5,811,624
Murphy Oil Corp.	43,800	1,942,530
Royal Dutch Shell PLC, ADR	69,800	3,695,212
Schlumberger, Ltd.	23,100	977,823

The accompanying notes are an integral part of the financial statements.

77

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued (showing percentage of total net assets)

Spectrum Income Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Energy (continued)
Spectra Energy Corp.	43,500	$684,690
Sunoco, Inc.	41,100	1,786,206
Williams Companies, Inc.	230	3,331

		27,246,469

Financial - 3.25%
Allied Irish Banks PLC - London Exchange	82,753	201,535
American Express Company	76,100	1,411,655
Bank of America Corp.	84,301	1,186,958
Bank of New York Mellon Corp.	77,900	2,206,907
Capital One Financial Corp.	43,300	1,380,837
Chubb Corp.	18,100	923,100
Citigroup, Inc.	69,200	464,332
Fifth Third Bancorp	90,267	745,605
Goldman Sachs Group, Inc.	17,000	1,434,630
Hartford Financial Services Group, Inc.	5,400	88,668
Janus Capital Group, Inc.	31,600	253,748
JPMorgan Chase & Company	178,300	5,621,799
KeyCorp	84,300	718,236
Legg Mason, Inc.	17,000	372,470
Lincoln National Corp.	54,200	1,021,128
Marsh & McLennan Companies, Inc.	103,400	2,509,518
Marshall & Ilsley Corp. (a)	36,300	495,132
Merrill Lynch & Company, Inc.	99,482	1,157,970
Merrill Lynch & Company, Inc.	36,752	385,012
Progressive Corp.	54,600	808,626
SLM Corp. *	114,300	1,017,270
SunTrust Banks, Inc.	60,200	1,778,308
The Travelers Companies, Inc.	25,600	1,157,120
U.S. Bancorp	103,400	2,586,034
UBS AG - CHF *	63,712	926,968
Weingarten Realty Investors, REIT (a)	1,265	26,173
Wells Fargo & Company	115,300	3,399,044

		34,278,783

Industrial - 2.06%
3M Company	46,700	2,687,118
Black & Decker Corp.	15,000	627,150
Boeing Company	36,500	1,557,455
Cooper Industries, Ltd., Class A	28,500	833,055
Deere & Company	36,500	1,398,680
Eaton Corp.	12,000	596,520
General Cable Corp. * (a)	6,850	121,177
General Electric Company	309,500	5,013,900
Honeywell International, Inc.	39,100	1,283,653
Illinois Tool Works, Inc.	57,800	2,025,890
Masco Corp.	98,800	1,099,644
Tyco Electronics, Ltd.	35,700	578,697
United Parcel Service, Inc., Class B	30,100	1,660,316
USG Corp. * (a)	36,100	290,244
Vulcan Materials Company (a)	27,100	1,885,618

		21,659,117

Technology - 0.67%
Analog Devices, Inc.	60,200	1,145,004
Applied Materials, Inc.	51,200	518,656
Computer Sciences Corp. *	36,100	1,268,554
Dell, Inc. *	98,900	1,012,736

Spectrum Income Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Technology (continued)
Intel Corp.	59,900	$878,134
Microsoft Corp.	113,100	2,198,664

		7,021,748

Utilities - 0.73%
FirstEnergy Corp.	15,000	728,700
NiSource, Inc.	119,200	1,307,624
NRG Energy, Inc. * (a)	12,000	279,960
PG&E Corp.	30,100	1,165,171
Pinnacle West Capital Corp.	30,100	967,113
Progress Energy, Inc.	37,950	1,512,308
Teco Energy, Inc.	27,500	339,625
Xcel Energy, Inc.	78,188	1,450,387

		7,750,888

TOTAL COMMON STOCKS (Cost $222,816,524)		$165,713,343

PREFERRED STOCKS - 0.14%

Communications - 0.05%
Lucent Technologies Capital Trust I, 7.75%	1,450	493,000
Spanish Broadcasting System, Series
B, 10.75%	288	72,000

		565,000

Financial - 0.09%
Bank of America Corp., Series L, 7.25%	575	373,750
Citigroup, Inc., Series T, 6.50%	17,375	486,326
Federal Home Loan Mortgage Corp., Series
Z, 8.375%	8,000	3,040
Federal National Mortgage Association,
Series 08-1, 8.75%	29,000	30,450
Federal National Mortgage Association,
Series S, 8.25% (i)	6,575	5,457
XL Capital Ltd, Series C, 6.102%	8,000	64,960

		963,983

TOTAL PREFERRED STOCKS (Cost $4,741,093)		$1,528,983

TERM LOANS - 1.89%

Basic Materials - 0.03%
Domtar Corp.
3.7794% due 03/07/2014 (b)	239,470	160,146
Georgia-Pacific Corp.
4.7274% due 12/20/2012 (b)	222,524	180,708

		340,854

Communications - 0.60%
Alltel Communications, Inc.
3.939% due 05/15/2015 (b)	1,743,089	1,706,360
Clear Channel Communications, Inc.
0.00% due 11/13/2015 (b)(j)	750,000	365,002
Cricket Communications, Inc.
4.959% due 06/16/2013 (b)	250,000	207,143
CSC Holdings, Inc.
2.195% due 07/15/2009 (b)	493,243	428,628
Discovery Communications, Inc.
3.459% due 05/14/2014 (b)	500,000	409,375
Fairpoint Communications, Inc.
0.00% due 03/31/2014 (b)(j)	750,000	466,875

The accompanying notes are an integral part of the financial statements.

78

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued (showing percentage of total net assets)

Spectrum Income Trust (continued)

	Shares or Principal Amount	Value

TERM LOANS (continued)

Communications (continued)
Mediacom Broadband LLC
0.00% due 01/31/2015 (b)(j)	$498,750	$413,963
MetroPCS Wireless, Inc., Series B3
4.508% due 02/20/2014 (b)	250,000	199,766
Nielsen Finance LLC
4.7344% due 08/09/2013 (b)	497,463	333,713
Penton Media Bank, Series B1
7.61% due 02/01/2013 (b)	246,250	91,523
Trilogy International Partners
8.86% due 06/27/2012 (b)	500,000	200,000
Univision Communications, Inc.
5.65% due 09/29/2014 (b)	250,000	99,583
Weather Channel Company
0.00% due 07/25/2015 (b)(j)	750,000	660,000
West Corp.
3.466% due 10/24/2013 (b)	500,000	341,667
Wind Acquisition Finance SA, Series B
3.40% due 12/07/2011 (b)	616,257	342,023

		6,265,621

Consumer, Cyclical - 0.31%
Allison Transmission, Inc.
5.56% due 08/07/2014 (b)	250,000	138,214
Aramark Corp., Tranche B
7.485% due 01/26/2017 (b)	440,892	361,531
Ford Motor Company
5.46% due 12/15/2013 (b)	1,246,186	500,033
Goodyear Tire & Rubber Company
4.54% due 04/30/2014 (b)	250,000	156,875
MGM Mirage, Inc.
3.049% due 10/03/2011 (b)	250,000	212,500
Penn National Gaming, Inc.
3.563% due 10/03/2012 (b)	1,000,000	803,333
Pinnacle Foods Finance LLC
9.25% due 04/01/2015 (b)	1,246,222	846,185
Rental Service Corp., Series B3
8.86% due 11/27/2013 (b)	397,920	210,276

		3,228,947

Consumer, Non-cyclical - 0.45%
Bausch & Lomb, Inc.
9.00% due 04/30/2015 (b)(k)	250,000	166,875
Biomet, Inc.
6.7619% due 03/25/2015	250,000	212,656
Community Health Systems, Inc.
4.445% due 07/25/2014 (b)(k)	250,000	193,813
DaVita, Inc.
0.00% due 10/05/2011 (b)(j)	250,000	200,000
Dresser, Inc.
8.56% due 06/30/2009 (b)	1,250,000	712,500
HCA, Inc.
4.45% due 11/18/2012 (b)	731,224	576,102
7.08% due 11/18/2012 (b)	973,226	817,510
Healthsouth Corp.
10.00% due 06/10/2013 (b)	228,241	174,767
Iasis Healthcare Corp.
10.605% due 06/16/2011 (b)	549,141	241,622
Laureate Education, Inc.
7.00% due 08/17/2014 (b)	494,016	266,768

Spectrum Income Trust (continued)

	Shares or Principal Amount	Value

TERM LOANS (continued)

Consumer, Non-cyclical (continued)
William Wrigley Jr. Company
7.75% due 07/15/2010 (b)	$1,250,000	$1,192,014

		4,754,627
Energy - 0.10%
Calpine Corp.
5.725% due 03/29/2014 (b)	994,987	729,894
Venoco, Inc., 2nd Lien
9.356% due 05/08/2014 (b)	500,000	315,000

		1,044,894
Financial - 0.07%
Celanese Holdings LLC
5.552% due 03/30/2014 (b)	248,737	168,253
Fresenius SE
6.75% due 08/22/2014 (b)	250,000	232,500
HUB International Holdings, Inc.
3.959% due 06/13/2014 (b)	248,767	141,797
Nuveen Investments, Inc.
3.811% due 11/09/2014 (b)	248,750	94,525
Town Sports
7.125% due 03/01/2014 (b)	246,250	118,200

		755,275
Industrial - 0.05%
Graham Packaging Company
5.499% due 10/07/2011 (b)	750,000	524,062
Technology - 0.14%
First Data Corp.
3.34% due 09/24/2014 (b)	1,240,000	793,157
Infor Global Solutions
7.709% due 03/15/2014 (b)	500,000	65,625
Invitrogen Corp.
6.21% due 09/15/2015 (b)	250,000	232,813
Palm, Inc.
8.3775% due 04/24/2014 (b)	990,000	386,100

		1,477,695
Utilities - 0.14%
Mirant North America LLC
4.1313% due 01/03/2013 (b)	248,418	209,026
NRG Energy, Inc.
2.676% due 02/01/2013 (b)	264,882	217,237
5.25% due 06/23/2010 (b)	250,000	215,938
Texas Competitive Electric LLC
5.364% due 10/10/2014 (b)	1,243,719	859,720

		1,501,921

TOTAL TERM LOANS (Cost $26,312,066)		$19,893,896

U.S. TREASURY OBLIGATIONS - 2.90%

Treasury Inflation-Protected Securities (d) - 0.67%
1.375% due 07/15/2018	2,652,302	2,480,523
1.625% due 01/15/2018	248,189	235,566
1.75% due 01/15/2028	713,543	659,247
1.875% due 07/15/2015	178,208	168,337
2.00% due 04/15/2012 to 01/15/2016	3,673,997	3,505,764

		7,049,437

The accompanying notes are an integral part of the financial statements.

79

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued (showing percentage of total net assets)

Spectrum Income Trust (continued)

	Shares or Principal Amount	Value

U.S. TREASURY OBLIGATIONS (continued)

U.S. Treasury Bonds - 1.59%
4.50% due 02/15/2036	$317,000	$421,164
4.75% due 02/15/2037 (a)***	4,015,000	5,594,654
5.375% due 02/15/2031	1,700,000	2,335,905
5.50% due 08/15/2028	2,579,000	3,485,679
7.25% due 08/15/2022	1,730,000	2,515,257
7.875% due 02/15/2021	1,615,000	2,400,294

		16,752,953
U.S. Treasury Notes - 0.55%
3.125% due 09/30/2013	1,435,000	1,548,342
4.00% due 08/15/2018	2,005,000	2,315,306
4.50% due 05/15/2017	200,000	234,688
4.50% due 02/15/2009 (a)	1,225,000	1,231,220
4.875% due 06/30/2012	425,000	477,693

		5,807,249
U.S. Treasury Strips - 0.09%
zero coupon due 05/15/2020 to
05/15/2021	1,290,000	881,083

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $27,006,002)		$30,490,722

U.S. GOVERNMENT AGENCY OBLIGATIONS - 24.88%

Federal Home Loan Bank - 0.15%
5.125% due 08/14/2013	930,000	1,037,248
5.25% due 06/18/2014	510,000	580,205

		1,617,453

Federal Home Loan Mortgage Corp. - 3.46%
4.125% due 10/18/2010	1,850,000	1,947,008
4.452% due 07/01/2035 (b)	42,745	43,291
4.50% due 11/01/2018 to 04/01/2023	3,316,183	3,399,797
4.623% due 06/01/2038 (b)	265,077	266,492
4.635% due 07/01/2035 (b)	113,480	114,611
4.685% due 02/01/2035 (b)	177,039	178,506
4.761% due 07/01/2038 (b)	507,634	510,643
5.00% due 01/01/2009 to 12/01/2035	5,602,516	5,725,088
5.054% due 03/01/2036 (b)	568,374	577,258
5.068% due 11/01/2035 (b)	184,747	187,802
5.125% due 07/15/2012 (a)	2,180,000	2,407,984
5.138% due 09/01/2035 to 01/01/2036 (b)	1,559,673	1,578,611
5.264% due 09/01/2032 (b)	5,206	5,310
5.325% due 02/01/2037 (b)	1,316,588	1,340,030
5.339% due 04/01/2037 (b)	600,369	611,009
5.356% due 05/01/2037 (b)	141,480	144,178
5.369% due 01/01/2036 to 02/01/2037 (b)	650,195	662,675
5.412% due 02/01/2038 (b)	457,713	467,113
5.448% due 02/01/2037 (b)	866,258	882,993
5.489% due 06/01/2037 (b)	806,584	821,420
5.50% due 03/01/2018 to 04/01/2029	998,331	1,033,434
5.51% due 10/01/2036 (b)	595,464	606,162
5.909% due 02/01/2037 (b)	991,445	1,013,214
5.955% due 01/01/2037 (b)	232,615	238,163
5.986% due 11/01/2036 to 12/01/2036 (b)	1,198,103	1,228,553
6.00% due 06/15/2011 to 08/01/2038	6,141,754	6,442,985
6.023% due 10/01/2036 (b)	889,650	910,557
6.121% due 10/01/2036 (b)	664,015	681,503
6.206% due 08/01/2036 (b)	904,135	930,381
6.50% due 05/01/2017 to 01/01/2036	1,347,687	1,406,779

Spectrum Income Trust (continued)

	Shares or Principal Amount	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)

Federal Home Loan Mortgage Corp. (continued)
7.00% due 02/01/2024 to 06/01/2032	$35,614	$37,214
7.50% due 05/01/2024 to 06/01/2024	4,383	4,602
10.50% due 05/01/2019	190	213

		36,405,579

Federal National Mortgage Association - 9.59%
3.961% due 07/01/2027	1,331	1,327
4.375% due 09/15/2012 to 10/15/2015	1,185,000	1,292,764
4.486% due 10/01/2033	93,432	92,314
4.50% due 05/01/2019 to 07/01/2035	6,511,794	6,669,261
4.569% due 07/01/2035 (b)	136,179	137,449
4.625% due 10/15/2014	660,000	732,819
4.781% due 09/01/2035 (b)	521,805	528,912
4.81% due 11/01/2035 (b)	158,745	159,568
4.821% due 04/01/2038 to 05/01/2038 (b)	996,320	1,005,002
4.85% due 05/01/2038 (b)	232,490	235,686
4.856% due 05/01/2038 (b)	484,166	490,292
4.875% due 12/15/2016	350,000	391,088
4.875% due 05/01/2038 (b)	499,567	506,524
4.897% due 08/01/2038 (b)	515,077	521,596
5.00% due 01/01/2009 to 02/01/2036	21,331,207	21,941,793
5.318% due 12/01/2035 (b)	159,022	162,498
5.327% due 12/01/2035	192,836	197,015
5.413% due 09/01/2037 (b)	457,158	466,611
5.463% due 06/01/2037 (b)	156,898	160,570
5.487% due 01/01/2019 (b)	870	871
5.50% due 07/01/2013 to 08/01/2037	27,294,922	28,072,751
5.531% due 12/01/2035 to 01/01/2037 (b)	558,296	570,743
5.537% due 07/01/2036 (b)	1,160,495	1,181,884
5.643% due 12/01/2035 (b)	78,562	80,437
5.796% due 08/01/2037 to 11/01/2037 (b)	1,276,226	1,309,672
5.979% due 09/01/2036 (b)	372,821	383,010
5.986% due 08/01/2036 (b)	685,946	703,448
6.00% due 05/15/2011 to 09/01/2038	19,981,840	20,748,741
6.034% due 12/01/2036 (b)	486,375	499,412
6.0769% due 02/17/2009 (b)	220,000	219,725
6.375% due 06/15/2009	750,000	770,303
6.50% due 06/01/2013 to 11/01/2037	8,232,959	8,578,206
7.00% due 12/01/2029 to 04/01/2037	129,786	136,131
7.125% due 06/15/2010 to 01/15/2030	1,670,000	1,964,712

		100,913,135

Government National Mortgage Association - 11.68%
5.00% due 10/15/2038	117,011	120,298
5.50% due 10/15/2035 to 10/15/2038	688,186	710,784
6.00% due 06/15/2036 to 12/15/2038	5,887,924	6,090,832
4.00% due 09/15/2018	415,550	420,485
4.50% due 10/15/2018 to 05/20/2036	3,490,189	3,542,331
5.00% due 01/15/2019 to 11/15/2038	29,918,618	30,754,799
5.50% due 02/15/2029 to 10/15/2038	39,876,764	41,240,762
6.00% due 03/20/2009 to 10/15/2038	22,818,034	23,638,734
6.00% TBA **	43,288	45,017
6.50% due 07/15/2009 to 09/15/2038	13,079,318	13,670,809
6.50% TBA **	1,689	1,779
7.00% due 04/15/2017 to 10/20/2036	2,624,631	2,749,393
9.25% due 10/15/2016 to 12/15/2019	5,949	6,602

The accompanying notes are an integral part of the financial statements.

80

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued (showing percentage of total net assets)

Spectrum Income Trust (continued)

	Shares or
	Principal
	Amount		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)

Government National Mortgage Association (continued)
9.50% due 06/15/2009 to 10/15/2009		$943	$962
9.75% due 07/15/2017 to 02/15/2021		5,386	6,139
10.25% due 05/15/2020 to 11/15/2020		3,767	4,398
11.75% due 08/15/2013		1,170	1,323
12.00% due 10/15/2010 to 12/15/2012		355	386
12.25% due 03/15/2014 to 07/20/2015		1,526	1,782
12.50% due 06/15/2010		2,092	2,212
12.75% due 12/20/2013 to 11/20/2014		1,240	1,456

			123,011,283

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $253,101,732)			$261,947,450

FOREIGN GOVERNMENT OBLIGATIONS - 12.62%

Argentina - 0.01%
Republic of Argentina
7.875 % due 04/11/2011		250,000	162,500
Austria - 0.01%
Republic of Austria
6.25 % due 07/15/2027	EUR	47,000	83,109
Belgium - 0.25%
Kingdom of Belgium
3.00% due 03/28/2010		930,000	1,304,099
4.25% due 09/28/2013		93,000	134,382
5.00% due 03/28/2035		740,000	1,168,385

			2,606,866
Brazil - 1.41%
Banco Nacional de Desenvolvimento Economico e Social
6.369% due 06/16/2018		$275,000	261,250
Federative Republic of Brazil
6.00% due 01/17/2017		350,000	331,341
6.00% due 05/15/2015	BRL	345,000	238,454
7.125% due 01/20/2037		$2,150,000	2,440,250
8.75% due 02/04/2025		475,000	584,250
8.875% due 10/14/2019		450,000	549,000
10.00% due 01/01/2012	BRL	2,449,000	985,842
10.00% due 01/01/2014		6,372,000	2,435,569
10.00% due 01/01/2010		2,657,000	1,117,840
10.00% due 01/01/2017		12,020,000	4,581,254
Brazilian Government International Bond
11.00% due 08/17/2040		$1,100,000	1,299,892

			14,824,942
Canada - 0.19%
Government of Canada
3.50% due 06/01/2013	CAD	416,000	362,589
5.75% due 06/01/2033		510,000	562,037
Province of Ontario
5.00% due 03/08/2014		1,224,000	1,078,796

			2,003,422
Colombia - 0.06%
Republic of Colombia
7.375% due 01/27/2017		$250,000	260,000
7.375% due 09/18/2037		200,000	196,000

Spectrum Income Trust (continued)

	Shares or
	Principal
	Amount		Value

FOREIGN GOVERNMENT OBLIGATIONS (continued)

Colombia (continued)
Republic of Colombia (continued)
7.375% due 09/18/2037		$150,000	$132,750

			588,750
Denmark - 0.05%
Kingdom of Denmark
5.00% due 11/15/2013	DKK	2,438,000	494,180
7.00% due 11/10/2024		351,000	88,597

			582,777
France - 1.46%
Government of France
3.75% due 01/12/2012	EUR	965,000	1,391,148
4.25% due 10/25/2017		6,085,000	9,021,478
5.50% due 04/25/2029		359,000	606,335
5.50% due 04/25/2010		1,350,000	1,954,678
5.75% due 10/25/2032		1,340,000	2,373,595

			15,347,234
Gabon - 0.03%
Republic of Gabon
8.20% due 12/12/2017		$500,000	307,890

Germany - 0.74%
Federal Republic of Germany
3.50% due 04/12/2013	EUR	98,000	142,399
3.75% due 01/04/2017		470,000	692,496
3.75% due 07/04/2013		1,152,000	1,696,905
4.00% due 01/04/2037		750,000	1,117,016
4.00% due 07/04/2016		775,000	1,160,864
4.25% due 01/04/2014		169,000	255,767
4.50% due 01/04/2013		480,000	721,055
4.75% due 07/04/2028		247,000	390,301
5.00% due 01/04/2012		1,070,000	1,608,750

			7,785,553
Ghana - 0.03%
Republic of Ghana
8.50% due 10/04/2017		$700,000	278,250

Greece - 0.28%
Republic of Greece
5.25% due 05/18/2012	EUR	830,000	1,176,317
6.00% due 05/19/2010		1,270,000	1,817,614

			2,993,931

Grenada - 0.01%
Government of Grenada 2.5 due 09/15/2025		$230,000	86,250

Hungary - 0.21%
Republic of Hungary
5.50% due 02/12/2014	HUF	115,760,000	519,021
6.75% due 02/24/2017		215,650,000	1,009,322
7.25% due 06/12/2012		134,100,000	654,328

			2,182,671
Indonesia - 0.15%
Republic of Indonesia
6.625% due 02/17/2037		$600,000	383,022
6.75% due 03/10/2014		100,000	83,786
6.875% due 03/09/2017		358,000	280,350

The accompanying notes are an integral part of the financial statements.

81

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued (showing percentage of total net assets)

Spectrum Income Trust (continued)

	Shares or Principal Amount		Value

FOREIGN GOVERNMENT OBLIGATIONS (continued)

Indonesia (continued)
Republic of Indonesia (continued)
6.875% due 01/17/2018		$700,000	$570,277
7.75% due 01/17/2038		50,000	41,376
7.75% due 01/17/2038		300,000	227,964

			1,586,775

Iraq - 0.12%
Republic of Iraq 5.80% due 01/15/2028		3,107,000	1,304,940

Ireland - 0.01%
Republic of Ireland 4.00% due 04/18/2010	EUR	92,000	130,015

Italy - 0.82%
Republic of Italy
4.00% due 02/01/2037		1,470,000	1,735,150
4.25% due 08/01/2014		1,542,000	2,193,934
5.25% due 09/20/2016		$450,000	486,959
5.25% due 08/01/2017	EUR	1,210,000	1,798,166
5.50% due 11/01/2010		1,600,000	2,321,293
7.25% due 11/01/2026		73,000	127,497

			8,662,999
Jamaica - 0.06%
Government of Jamaica
9.00% due 06/02/2015		$185,000	149,850
10.625% due 06/20/2017		585,000	514,800

			664,650
Japan - 3.91%
Government of Japan
1.00% due 12/20/2012	JPY	177,050,000	1,983,933
1.00% due 06/10/2016		113,080,000	1,081,277
1.10% due 12/10/2016		340,401,400	3,263,197
1.10% due 09/10/2016		195,904,500	1,887,080
1.30% due 12/20/2013		606,250,000	6,885,896
1.30% due 03/20/2015		139,800,000	1,592,008
1.40% due 03/21/2011		132,550,000	1,494,902
1.40% due 03/20/2012		187,400,000	2,123,574
1.40% due 03/20/2018		483,400,000	5,498,703
1.40% due 03/10/2018		143,256,000	1,385,941
1.50% due 06/20/2012		503,650,000	5,734,443
1.70% due 09/20/2016		205,550,000	2,415,207
2.00% due 06/20/2022		61,100,000	710,201
2.00% due 12/20/2033		190,600,000	2,179,459
2.20% due 06/22/2020		50,000,000	601,791
2.30% due 06/20/2028		24,800,000	299,517
3.75% due 03/20/2025		177,900,000	2,035,462

			41,172,591
Lebanon - 0.03%
Government of Lebanon 8.50% due 08/06/2015		$300,000	280,500
Malaysia - 0.07%
Government of Malaysia
3.702% due 02/25/2013	MYR	405,000	120,253
3.70% due 05/15/2013		1,437,000	426,483
5.625% due 03/15/2016		$225,000	214,081

			760,817

Spectrum Income Trust (continued)

	Shares or Principal Amount		Value

FOREIGN GOVERNMENT OBLIGATIONS (continued)

Mexico - 0.81%
Government of Mexico
5.625% due 01/15/2017		$280,000	$280,000
5.95% due 03/19/2019		1,400,000	1,400,000
7.50% due 06/03/2027	MXN	9,000,000	600,953
7.75% due 12/14/2017		33,455,800	2,381,780
8.00% due 12/17/2015		28,870,000	2,093,458
8.00% due 12/19/2013		1,000,000	72,708
8.125% due 12/30/2019		$55,000	64,900
9.00% due 12/20/2012	MXN	5,315,000	401,527
9.00% due 12/24/2009		7,050,000	514,935
9.50% due 12/18/2014		175,000	13,605
10.00% due 11/20/2036		7,800,000	664,170

			8,488,036

Netherlands - 0.14%
Kingdom of Netherlands
4.50% due 07/15/2017	EUR	863,000	1,286,486
5.50% due 01/15/2028		132,000	221,855

			1,508,341

Pakistan - 0.01%
Republic of Pakistan 6.875% due 06/01/2017		$200,000	74,000

Peru - 0.05%
Peruvian Government International Bond 6.55% due 03/14/2037		580,000	480,026

Poland - 0.04%
Republic of Poland
5.25% due 10/25/2017	PLN	348,000	115,995
6.25% due 10/24/2015		865,000	304,342

			420,337
Portugal - 0.02%
Republic of Portugal 5.15% due 06/15/2011	EUR	114,000	166,456

Russia - 0.28%
Government of Russia 7.50% due 03/31/2030		$3,432,940	2,994,073

Serbia - 0.10%
Republic of Serbia 3.75 due 11/01/2024		1,680,000	1,008,000

South Africa - 0.11%
Republic of South Africa
5.875% due 05/30/2022		300,000	252,000
6.50% due 06/02/2014		575,000	543,375
8.00% due 12/21/2018	ZAR	940,000	106,425
13.50% due 09/15/2015		1,950,000	279,728

			1,181,528

Spain - 0.09%
Kingdom of Spain 5.75% due 07/30/2032	EUR	563,000	947,859

Sweden - 0.09%
Kingdom of Sweden
3.75% due 08/12/2017	SEK	3,800,000	531,150
5.125% due 03/01/2017		$425,000	465,702

			996,852

The accompanying notes are an integral part of the financial statements.

82

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued (showing percentage of total net assets)

Spectrum Income Trust (continued)

	Shares or Principal Amount		Value

FOREIGN GOVERNMENT OBLIGATIONS (continued)

Turkey - 0.31%
Republic of Turkey
6.875% due 03/17/2036		$800,000	$664,000
7.00% due 06/05/2020		428,000	414,090
7.00% due 03/11/2019		200,000	193,000
7.375% due 02/05/2025		35,000	32,900
8.00% due 02/14/2034		250,000	232,500
8.00% due 02/14/2034		188,000	159,674
10.00% due 02/15/2012	TRY	900,000	530,612
14.00% due 01/19/2011		113,629	70,379
14.00% due 09/26/2012		984,000	587,786
16.00% due 03/07/2012		685,000	434,921

			3,319,862
Ukraine - 0.01%
Republic of Ukraine 7.65% due 06/11/2013		$300,000	129,000

United Kingdom - 0.62%
Government of United Kingdom
4.25% due 06/07/2032	GBP	2,303,000	3,483,319
4.50% due 03/07/2013		865,000	1,345,256
4.75% due 06/07/2010		1,000,000	1,513,721
5.8553% due 09/07/2015		105,000	167,259

			6,509,555

Vietnam - 0.03%
Socialist Republic of Vietnam 6.875% due 01/15/2016		$349,000	291,945

TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $135,028,458)			$132,913,302

CORPORATE BONDS - 26.82%

Basic Materials - 1.46%
Air Products & Chemicals, Inc. 4.15% due 02/01/2013		165,000	158,421
ArcelorMittal 5.375% due 06/01/2013		1,645,000	1,240,570
Barrick Gold Financeco LLC 6.125% due 09/15/2013		1,015,000	962,438
Bayer AG, EMTN 5.625% due 05/23/2018	GBP	100,000	137,046
BHP Billiton Finance, Ltd. 5.40% due 03/29/2017		$178,000	158,116
Boise Cascade LLC 7.125% due 10/15/2014		316,000	176,960
Celulosa Arauco y Constitucion SA
5.125% due 07/09/2013		70,000	66,823
8.625% due 08/15/2010		180,000	187,000
Domtar Corp.
5.375% due 12/01/2013		150,000	93,000
7.125% due 08/15/2015		475,000	308,750
9.50% due 08/01/2016		50,000	32,500
E.I. Du Pont de Nemours & Company 5.60% due 12/15/2036		285,000	268,529
Evraz Group SA
8.25% due 11/10/2015		200,000	98,000
8.875% due 04/24/2013		335,000	174,200
Freeport-McMoRan Copper & Gold, Inc. 8.25% due 04/01/2015		525,000	446,250

Spectrum Income Trust (continued)

		Shares or Principal Amount

			Value

CORPORATE BONDS (continued)

Basic Materials (continued)
Freeport-McMoRan Copper & Gold, Inc. (continued) 8.375% due 04/01/2017		$3,185,000	$2,611,700
Georgia-Pacific Corp.
7.00% due 01/15/2015 (f)		525,000	446,250
7.125% due 01/15/2017 (f)		450,000	378,000
8.125% due 05/15/2011		300,000	282,000
Gerdau Ameristeel Corp. 10.375% due 07/15/2011		150,000	151,500
Gibraltar Industries, Inc., Series B 8.00% due 12/01/2015		1,150,000	644,000
GTL Trade Finance, Inc. 7.25% due 10/20/2017		125,000	109,164
International Paper Company 7.40% due 06/15/2014		675,000	553,304
International Steel Group, Inc. 6.50% due 04/15/2014		150,000	106,654
Linde Finance BV 6.50% due 01/29/2016	GBP	70,000	96,343
Lubrizol Corp. 4.625% due 10/01/2009		$330,000	324,139
Metals USA Holdings Corp., PIK 10.8825% due 07/01/2012		75,000	21,000
Nalco Company 7.75% due 11/15/2011		500,000	480,000
NewPage Corp. 10.00% due 05/01/2012		350,000	154,000
Novelis, Inc. 7.25% due 02/15/2015		275,000	159,500
Placer Dome, Inc. 6.45% due 10/15/2035		340,000	273,146
Polyone Corp. 8.875% due 05/01/2012		350,000	180,250
Praxair, Inc. 4.625% due 03/30/2015		455,000	458,011
Rio Tinto Finance USA, Ltd. 5.875% due 07/15/2013		480,000	382,326
Rock-Tenn Company 8.20% due 08/15/2011		250,000	237,500
9.25% due 03/15/2016 (f)		250,000	232,500
Ryerson, Inc. 12.25% due 11/01/2015 (f)		450,000	277,875
Steel Capital SA for OAO Severstal 9.75% due 07/29/2013		100,000	53,500
Steel Dynamics, Inc. 6.75% due 04/01/2015		140,000	96,600
7.375% due 11/01/2012		850,000	620,500
Terra Capital, Inc., Series B 7.00% due 02/01/2017		425,000	312,375
Tube City IMS Corp. 9.75% due 02/01/2015		600,000	210,000
Usiminas Commercial, Ltd. 7.25% due 01/18/2018		230,000	202,400
Vale Overseas, Ltd. 6.25% due 01/23/2017		555,000	523,254
6.875% due 11/21/2036		250,000	226,925
Weyerhaeuser Company 7.375% due 03/15/2032		85,000	55,186

			15,368,505

The accompanying notes are an integral part of the financial statements.

83

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued (showing percentage of total net assets)

Spectrum Income Trust (continued)

	Shares or Principal Amount		Value

CORPORATE BONDS (continued)

Communications - 5.07%
Affinity Group, Inc. 9.00% due 02/15/2012		$325,000	$162,500
10.875% due 02/15/2012		48,587	25,265
Allbritton Communications Company 7.75% due 12/15/2012		525,000	257,906
Alltel Corp.
6.50% due 11/01/2013		250,000	245,000
7.00% due 07/01/2012		1,225,000	1,218,875
America Movil SAB de CV
5.625% due 11/15/2017		395,000	351,166
6.375% due 03/01/2035		628,000	532,551
8.46% due 12/18/2036	MXN	1,000,000	50,093
American Tower Corp.
7.125% due 10/15/2012		$60,000	59,100
7.50% due 05/01/2012		100,000	98,500
AT&T Broadband Corp.
8.375% due 03/15/2013		431,000	445,880
AT&T Corp. 7.3 due 11/15/2011 (b)		165,000	171,429
AT&T Wireless Services, Inc. 7.875% due 03/01/2011		465,000	481,388
AT&T, Inc. 4.375% due 03/15/2013	EUR	100,000	125,410
4.95% due 01/15/2013		$450,000	452,487
5.30% due 11/15/2010		175,000	177,884
6.70% due 11/15/2013		875,000	926,907
Barrington Broadcasting Group LLC 10.50% due 08/15/2014		200,000	77,750
Bonten Media Acquisition Company 9.00% due 06/01/2015 (f)		125,000	37,500
British Sky Broadcasting Group PLC 6.10% due 02/15/2018 (f)		490,000	402,339
9.50% due 11/15/2018 (f)		110,000	112,299
British Telecommunications PLC 5.15% due 01/15/2013		725,000	690,634
8.00% due 12/07/2016	GBP	150,000	219,706
British Telecommunications PLC, EMTN 5.25% due 06/23/2014	EUR	100,000	126,895
Broadview Networks Holdings, Inc. 11.375% due 09/01/2012		$450,000	310,500
BSKYB Finance UK PLC 5.75% due 10/20/2017	GBP	115,000	139,269
Canadian Satellite Radio Holdings, Inc. 12.75% due 02/15/2014		$225,000	52,875
CanWest Media, Inc. 8.00% due 09/15/2012		375,000	165,000
Centennial Communications Corp. 9.6325% due 01/01/2013 (b)(f)		225,000	218,250
10.00% due 01/01/2013		700,000	724,500
Cisco Systems, Inc. 5.25% due 02/22/2011		250,000	259,533
Citizens Communications Company 7.125% due 03/15/2019		425,000	284,750
Clear Channel Communications, Inc. 4.50% due 01/15/2010		50,000	30,000
Comcast Cable Communications, Inc. 6.75% due 01/30/2011		225,000	225,855
Comcast Corp. 5.70% due 05/15/2018		560,000	525,172

Spectrum Income Trust (continued)

	Shares or Principal Amount		Value

CORPORATE BONDS (continued)

Communications (continued)
COX Communications, Inc.
6.25% due 06/01/2018 (f)		$465,000	$412,730
7.125% due 10/01/2012		199,000	190,446
7.875% due 09/15/2010 (f)		250,000	245,688
9.375% due 01/15/2019 (f)		235,000	245,881
Cricket Communications, Inc.
9.375% due 11/01/2014		1,250,000	1,125,000
10.00% due 07/15/2015 (f)		150,000	137,250
CSC Holdings, Inc. 7.625% due 07/15/2018		700,000	546,000
CSC Holdings, Inc., Series B
7.625% due 04/01/2011		525,000	494,813
8.125% due 07/15/2009		475,000	472,625
Deutsche Telekom International Finance BV, EMTN
4.50% due 10/25/2013	EUR	100,000	137,858
7.125% due 09/26/2012	GBP	200,000	295,547
Deutsche Telekom International Finance BV
8.125% due 05/29/2012	EUR	35,000	52,262
8.50% due 06/15/2010		$980,000	1,009,473
Digicel Group, Ltd.
8.875% due 01/15/2015 (f)		1,550,000	1,007,500
8.875% due 01/15/2015		145,000	94,250
DirecTV Holdings LLC
7.625% due 05/15/2016		325,000	315,250
8.375% due 03/15/2013		775,000	771,125
EchoStar DBS Corp.
6.375% due 10/01/2011		425,000	395,250
6.625% due 10/01/2014		1,025,000	855,875
7.75% due 05/31/2015		125,000	106,250
Fairpoint Communications, Inc. 13.125% due 04/01/2018 (f)		275,000	132,000
France Telecom SA 7.75% due 03/01/2011		546,000	574,558
France Telecom SA, EMTN 7.25% due 01/28/2013	EUR	80,000	118,670
GC Impsat Holdings I PLC 9.875% due 02/15/2017		$750,000	450,000
GCI, Inc. 7.25% due 02/15/2014		475,000	370,500
Grupo Televisa SA 6.00% due 05/15/2018		150,000	126,135
Historic TW, Inc. 6.875% due 06/15/2018		965,000	861,637
Intelsat Corp. 9.25% due 06/15/2016 (f)		625,000	568,750
Intelsat, Ltd. 7.625% due 04/15/2012		100,000	67,000
iPCS, Inc.
5.3175% due 05/01/2013 (b)(f)		675,000	479,250
6.4425% due 05/01/2014 (b)		475,000	289,750
ITV PLC, EMTN 4.75% due 10/03/2011	EUR	60,000	67,785
Kabel Deutschland GmbH 10.625% due 07/01/2014		$375,000	333,750
KONINKLIJKE KPN NV, EMTN 5.75% due 03/18/2016	GBP	105,000	142,199
KONINKLIJKE KPN NV, MTN, Series G 4.75% due 01/17/2017	EUR	50,000	61,880

The accompanying notes are an integral part of the financial statements.

84

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued (showing percentage of total net assets)

Spectrum Income Trust (continued)

	Shares or Principal Amount		Value

CORPORATE BONDS (continued)

Communications (continued)
Lamar Media Corp. 6.625% due 08/15/2015 (a)		$800,000	$578,000
Lamar Media Corp., Series C 6.625% due 08/15/2015		250,000	180,625
Level 3 Communications, Inc.
6.00% due 09/15/2009		87,000	78,518
6.00% due 03/15/2010		88,000	60,720
12.25% due 03/15/2013		400,000	242,000
Local Insight Regatta Holdings, Inc. 11.00% due 12/01/2017		475,000	123,500
Lucent Technologies, Inc. 6.50% due 01/15/2028		825,000	321,750
Mediacom Broadband LLC 8.50% due 10/15/2015		550,000	358,188
MetroPCS Wireless, Inc. 9.25% due 11/01/2014		1,425,000	1,275,375
News America, Inc.
6.15% due 03/01/2037		705,000	657,785
6.20% due 12/15/2034		190,000	173,384
6.40% due 12/15/2035		450,000	415,916
Nexstar Finance Holdings LLC 11.375 due 04/01/2013		415,468	179,170
Nextel Communications, Inc. 5.25% due 01/15/2010		195,000	168,909
Nielsen Finance LLC 10.00% due 08/01/2014		250,000	200,000
Nordic Telephone Company Holdings
8.25% due 05/01/2016 (f)	EUR	100,000	91,743
8.875% due 05/01/2016 (f)		$875,000	612,500
Nortel Networks, Ltd. 9.0025% due 07/15/2011 (b)		675,000	168,750
Orascom Telecom Finance SCA 7.875% due 02/08/2014		145,000	72,500
OTE PLC, GMTN 4.625% due 05/20/2016	EUR	100,000	119,461
Qwest Communications International, Inc., Series B 7.50% due 02/15/2014		$200,000	143,000
Qwest Corp.
5.2463% due 06/15/2013 (b)		125,000	93,125
7.50% due 10/01/2014		175,000	145,250
7.875% due 09/01/2011		325,000	299,000
8.875% due 03/15/2012		100,000	92,500
R.H. Donnelley Corp. 8.875% due 10/15/2017		275,000	41,250
R.H. Donnelley Corp., Series A-2 6.875% due 01/15/2013		600,000	81,000
R.H. Donnelley Corp., Series A-3 8.875% due 01/15/2016		125,000	18,750
Rogers Cable, Inc.
5.50% due 03/15/2014		140,000	129,158
6.25% due 06/15/2013		350,000	335,014
Rogers Communications, Inc.
6.80% due 08/15/2018		455,000	459,746
7.50% due 03/15/2015		160,000	158,421
Rogers Wireless, Inc.
6.375% due 03/01/2014		405,000	384,992
7.625% due 12/15/2011	CAD	37,000	31,098
Royal KPN NV, EMTN 4.50% due 03/18/2013	EUR	80,000	105,313

Spectrum Income Trust (continued)

	Shares or Principal Amount		Value

CORPORATE BONDS (continued)

Communications (continued)
SBC Communications, Inc.
5.625% due 06/15/2016		$550,000	$552,465
6.45% due 06/15/2034		385,000	402,947
Shaw Communications, Inc. 8.25% due 04/11/2010		100,000	98,500
Sinclair Broadcast Group, Inc. 8.00% due 03/15/2012		1,100,000	827,750
Sprint Capital Corp.
6.90% due 05/01/2019		720,000	511,200
7.625% due 01/30/2011		950,000	793,250
8.375% due 03/15/2012		965,000	772,000
Sprint Nextel Corp.
1.8663% due 06/28/2010 (b)		145,000	121,468
6.00% due 12/01/2016		1,350,000	951,750
Sun Media Corp. 7.625% due 02/15/2013		225,000	181,125
Telecom Italia Capital SA
4.00% due 01/15/2010		545,000	501,400
5.25% due 11/15/2013		490,000	373,625
Telecom Italia Finance SA, EMTN
6.875% due 01/24/2013	EUR	100,000	131,230
7.5 due 04/20/2011		70,000	96,310
Telefonica Emisiones SAU
5.855% due 02/04/2013		$50,000	48,602
5.984% due 06/20/2011		180,000	177,529
6.221% due 07/03/2017		305,000	300,485
Telefonica Emisiones SAU, EMTN 4.674% due 02/07/2014	EUR	50,000	66,998
Telesat Canada 11.00% due 11/01/2015 (f)		$775,000	554,125
TELUS Corp. 5.95% due 04/15/2015	CAD	37,000	29,080
Thomson Reuters Corp.
5.20% due 12/01/2014		42,000	31,761
5.95% due 07/15/2013		$200,000	186,206
6.50% due 07/15/2018		355,000	322,817
Time Warner Cable, Inc.
5.40% due 07/02/2012		825,000	770,341
7.30% due 07/01/2038		1,200,000	1,246,642
8.25% due 02/14/2014		550,000	557,956
Time Warner, Inc.
2.405% due 11/13/2009 (b)		350,000	336,884
5.50% due 11/15/2011		575,000	540,278
TL Acquisitions, Inc. zero coupon due 07/15/2015 (f)		375,000	108,750
10.50% due 01/15/2015 (f)		225,000	92,250
Univision Communications, Inc.
7.85% due 07/15/2011		100,000	52,500
9.75% due 03/15/2015 (f)		1,050,000	131,250
Valor Telecommunications Enterprise LLC 7.75% due 02/15/2015		200,000	167,000
Verizon Communications, Inc.
4.35% due 02/15/2013		725,000	701,209
5.25% due 04/15/2013		325,000	326,243
5.50% due 02/15/2018		375,000	360,692
6.90% due 04/15/2038		280,000	315,071
8.75% due 11/01/2018		455,000	533,816
Verizon Global Funding Corp. 6.875% due 06/15/2012		50,000	51,579

The accompanying notes are an integral part of the financial statements.

85

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Spectrum Income Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Communications (continued)
Verizon Global Funding Corp. (continued)
7.25% due 12/01/2010	$95,000	$99,594
7.75% due 12/01/2030	320,000	354,847
Verizon Wireless Capital LLC
7.375% due 11/15/2013 (f)	670,000	706,904
8.50% due 11/15/2018 (f)	1,450,000	1,698,932
Viacom, Inc. 5.75% due 04/30/2011	410,000	372,357
Videotron Ltee.
6.375% due 12/15/2015	150,000	117,750
6.875% due 01/15/2014	485,000	429,225
9.125% due 04/15/2018 (f)	50,000	46,500
VIP Finance Ireland, Ltd.
8.375% due 04/30/2013	240,000	155,218
9.125% due 04/30/2018	200,000	104,416
Vivendi 5.75% due 04/04/2013 (f)	435,000	381,816
Vodafone Group PLC 5.625% due 02/27/2017	275,000	259,118
West Corp. 9.50% due 10/15/2014 (f)	450,000	247,500
Wind Acquisition Finance SA 10.75% due 12/01/2015 (f)	725,000	623,500
Windstream Corp.
8.125% due 08/01/2013	125,000	115,000
8.625% due 08/01/2016	700,000	619,500
XM Satellite Radio Holdings, Inc. 13.00% due 08/01/2013 (f)	625,000	143,750

		53,337,527
Consumer, Cyclical - 1.99%
ACE Hardware Corp. 9.125% due 06/01/2016 (f)	975,000	643,500
Air Jamaica, Ltd. 9.375% due 07/08/2015	50,000	35,458
Allison Transmission, Inc. 11.25% due 11/01/2015 (f)	1,075,000	424,625
AmeriGas Partners LP
7.125% due 05/20/2016	25,000	20,000
7.25% due 05/20/2015	825,000	672,375
Centex Corp.
4.55% due 11/01/2010	425,000	352,750
5.45% due 08/15/2012	55,000	40,700
5.80% due 09/15/2009	75,000	71,250
7.875% due 02/01/2011	25,000	22,125
Commercial Vehicle Group, Inc. 8.00% due 07/01/2013	400,000	188,000
Cooper-Standard Automotive, Inc. 8.375% due 12/15/2014	475,000	83,125
Costco Wholesale Corp. 5.30% due 03/15/2012	175,000	182,641
Couche-Tard US LP 7.50% due 12/15/2013	650,000	513,500
CVS Caremark Corp.
2.5025% due 06/01/2010 (b)	200,000	184,022
3.6894% due 09/10/2010 (b)	540,000	494,204
D.R. Horton, Inc.
4.875% due 01/15/2010	465,000	421,987
6.50% due 04/15/2016	50,000	31,500

Spectrum Income Trust (continued)

	Shares or Principal Amount		Value

CORPORATE BONDS (continued)

Consumer, Cyclical (continued)
DaimlerChrysler N.A. Holding Corp., EMTN 4.375% due 03/21/2013	EUR	100,000	$122,462
DaimlerChrysler N.A. Holding Corp., MTN 3.6425% due 08/03/2009 (b)		$660,000	625,147
DaimlerChrysler NA Holding Corp. 6.50% due 11/15/2013		830,000	647,411
DaimlerChrysler North America Holding 7.20% due 09/01/2009		180,000	174,642
Delta Air Lines, Inc. 6.821% due 08/10/2022		121,542	72,317
Dollar General Corp., PIK 11.875% due 07/15/2017		375,000	320,625
Dollarama Group LP 8.875% due 08/15/2012		75,000	56,250
Federated Retail Holdings, Inc. 5.35% due 03/15/2012		185,000	137,413
Ferrellgas Escrow LLC 6.75% due 05/01/2014		275,000	189,750
Fiat Finance & Trade, Ltd. 6.625% due 02/15/2013	EUR	55,000	55,428
Fiat Finance North America, Inc., EMTN 5.625% due 06/12/2017		50,000	40,311
Ford Motor Company 7.45% due 07/16/2031		$550,000	154,000
Gaylord Entertainment Company
6.75% due 11/15/2014		625,000	387,500
8.00% due 11/15/2013		300,000	207,000
General Motors Corp.
7.20% due 01/15/2011		350,000	73,500
8.375% due 07/15/2033		900,000	157,500
Goodyear Tire & Rubber Company 8.625% due 12/01/2011		613,000	508,790
GSC Holdings Corp. 8.00% due 10/01/2012		925,000	860,250
Harrah’s Operating Company, Inc.
10.00% due 12/15/2015 (f)		150,000	63,000
10.75% due 02/01/2016 (f)		500,000	142,500
Hasbro, Inc. 6.30% due 09/15/2017		180,000	170,198
Home Depot, Inc.
2.0463% due 12/16/2009 (b)		350,000	330,656
3.75% due 09/15/2009		100,000	99,052
5.20% due 03/01/2011		165,000	160,439
5.40% due 03/01/2016		220,000	196,882
Interface, Inc. 10.375% due 02/01/2010		275,000	272,250
International Speedway Corp. 4.20% due 04/15/2009		80,000	78,815
INVISTA 9.25% due 05/01/2012 (f)		350,000	245,000
Isle of Capri Casinos, Inc. 7.00% due 03/01/2014		600,000	255,000
JC Penney Company, Inc. 9.00% due 08/01/2012		370,000	328,502
K Hovnanian Enterprises, Inc. 11.50% due 05/01/2013		400,000	304,000
Lennar Corp. 7.625% due 03/01/2009		375,000	371,250

The accompanying notes are an integral part of the financial statements.

86

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Spectrum Income Trust (continued)

	Shares or Principal Amount		Value

CORPORATE BONDS (continued)

Consumer, Cyclical (continued)
Lennar Corp., Series B 5.60% due 05/31/2015		$390,000	$237,900
5.95% due 10/17/2011		25,000	19,125
Leslie’s Poolmart 7.75% due 02/01/2013		275,000	220,000
Little Traverse Bay Bands of Odawa Indians 10.25% due 02/15/2014 (f)		50,000	31,500
McDonald’s Corp. 5.30% due 03/15/2017		205,000	210,185
MDC Holdings, Inc., MTN 5.375% due 12/15/2014		55,000	42,859
Mobile Services Group, Inc. 9.75% due 08/01/2014		550,000	390,500
Nebraska Book Company, Inc. 8.625% due 03/15/2012		625,000	281,250
Neiman Marcus Group, Inc.
9.00% due 10/15/2015 (f)		675,000	297,000
10.375% due 10/15/2015		275,000	118,250
NVR, Inc. 5.00% due 06/15/2010		100,000	94,477
O’Charleys, Inc. 9.00% due 11/01/2013		225,000	108,000
Penn National Gaming, Inc. 6.75% due 03/01/2015		450,000	342,000
Pinnacle Entertainment, Inc.
7.50% due 06/15/2015		525,000	304,500
8.25% due 03/15/2012		525,000	399,000
Pokagon Gaming Authority 10.375% due 06/15/2014 (f)		650,000	559,000
Polo Ralph Lauren Corp. 4.50% due 10/04/2013	EUR	50,000	54,543
Pulte Homes, Inc. 5.20% due 02/15/2015		$310,000	210,800
Royal Caribbean Cruises, Ltd. 7.00% due 06/15/2013		100,000	57,000
Ryland Group, Inc. 5.375% due 01/15/2015		25,000	14,750
Sears Roebuck Acceptance
6.75% due 08/15/2011		175,000	108,299
7.00% due 02/01/2011		225,000	142,057
Shingle Springs Tribal Gaming Authority 9.375% due 06/15/2015 (f)		825,000	412,500
Simmons Bedding Company 7.875% due 01/15/2014		175,000	50,750
Southwest Airlines Company 6.50% due 03/01/2012		160,000	149,759
Speedway Motorsports, Inc. 6.75% due 06/01/2013		380,000	273,600
Target Corp.
5.875% due 07/15/2016		415,000	396,202
7.50% due 08/15/2010		150,000	155,592
Tenneco Automotive, Inc. 8.625% due 11/15/2014		300,000	114,000
The Pantry, Inc. 7.75% due 02/15/2014		575,000	396,750
Toll Brothers, Inc. 8.25% due 02/01/2011		50,000	46,000
Toll Corp. 8.25% due 12/01/2011		100,000	91,000

Spectrum Income Trust (continued)

	Shares or Principal Amount		Value

CORPORATE BONDS (continued)

Consumer, Cyclical (continued)
TRW Automotive, Inc.
7.00% due 03/15/2014 (f)		$125,000	$66,250
7.25% due 03/15/2017 (f)		400,000	204,000
United Components, Inc. 9.375% due 06/15/2013		250,000	105,000
Walgreen Company 4.875% due 08/01/2013		405,000	417,094
Wal-Mart Stores, Inc. 6.875% due 08/10/2009		310,000	319,288
Whirlpool Corp. 6.125% due 06/15/2011		135,000	120,214
Wynn Las Vegas LLC 6.625% due 12/01/2014		1,625,000	1,226,875

			20,977,471
Consumer, Non-cyclical - 3.14%
Ahold Finance USA, Inc., EMTN 6.50% due 03/14/2017	GBP	100,000	119,333
Altria Group, Inc.
8.50% due 11/10/2013		$870,000	901,097
9.70% due 11/10/2018		375,000	405,311
Aramark Corp.
5.00% due 06/01/2012		400,000	312,000
6.6925% due 02/01/2015 (b)		300,000	226,500
AstraZeneca PLC 5.40% due 06/01/2014		50,000	52,264
AstraZeneca PLC, EMTN 5.125% due 01/15/2015	EUR	55,000	76,879
Aventis SA, EMTN 4.25% due 09/15/2010		54,000	76,258
B&G Foods, Inc. 8.00% due 10/01/2011		$475,000	403,750
BAT International Finance PLC
8.125% due 11/15/2013 (f)		1,155,000	1,183,911
9.50% due 11/15/2018 (f)		375,000	416,856
BAT International Finance PLC, EMTN 5.375% due 06/29/2017	EUR	80,000	96,673
Bausch & Lomb, Inc. 9.875% due 11/01/2015 (f)		$700,000	525,000
Biogen Idec, Inc. 6.00% due 03/01/2013		440,000	435,198
Biomet, Inc. 11.625% due 10/15/2017		700,000	598,500
Boston Scientific Corp. 6.00% due 06/15/2011		850,000	807,500
Bunge, Ltd. 5.90% due 04/01/2017		455,000	331,189
Cardinal Health, Inc. 4.3225% due 10/02/2009 (b)		250,000	237,167
Casino Guichard Perrachon SA, EMTN 4.875% due 04/10/2014	EUR	50,000	57,059
Centene Corp. 7.25% due 04/01/2014		$450,000	355,500
Community Health Systems, Inc. 8.875% due 07/15/2015		1,425,000	1,311,000
CRC Health Corp. 10.75% due 02/01/2016		100,000	60,250
DaVita, Inc. 6.625% due 03/15/2013		525,000	498,750

The accompanying notes are an integral part of the financial statements.

87

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 -
continued (showing percentage of total net assets)

Spectrum Income Trust (continued)

	Shares or Principal Amount		Value

CORPORATE BONDS (continued)

Consumer, Non-cyclical (continued)
DaVita, Inc. (continued) 7.25% due 03/15/2015		$825,000	$783,750
Del Monte Corp. 8.625% due 12/15/2012		575,000	557,750
Delhaize Group
5.625% due 06/27/2014	EUR	50,000	56,234
6.50% due 06/15/2017		$105,000	95,339
Deluxe Corp. 7.375% due 06/01/2015		650,000	390,000
Diageo Capital PLC 7.375% due 01/15/2014		375,000	399,469
Education Management Corp.
8.75% due 06/01/2014		325,000	247,000
10.25% due 06/01/2016		300,000	217,500
Eli Lilly & Company 5.55% due 03/15/2037		205,000	211,766
ERAC USA Finance Company
5.60% due 05/01/2015 (f)		205,000	151,237
7.95% due 12/15/2009 (f)		360,000	344,368
Fortune Brands, Inc. 5.125% due 01/15/2011		70,000	67,235
FTI Consulting, Inc.
7.625% due 06/15/2013		350,000	303,188
7.75% due 10/01/2016		575,000	472,938
Genentech, Inc.
4.40% due 07/15/2010		360,000	364,065
4.75% due 07/15/2015		140,000	140,849
General Mills, Inc. 5.25% due 08/15/2013		460,000	462,772
General Mills, Inc., Series MTN 11.973% due 10/15/2010		280,000	304,074
GlaxoSmithKline Capital PLC, EMTN
5.125% due 12/13/2012	EUR	50,000	70,359
5.625% due 12/13/2017		100,000	138,511
HCA, Inc.
9.25% due 11/15/2016		$2,950,000	2,706,625
9.625% due 11/15/2016		175,000	136,500
Health Management Associates, Inc.
3.70% due 08/16/2020		1,194,145	730,135
6.125% due 04/15/2016		1,300,000	806,000
Healthsouth Corp. 10.75% due 06/15/2016		450,000	412,875
Hertz Corp.
8.875% due 01/01/2014		450,000	276,750
10.50% due 01/01/2016		1,700,000	775,625
Highmark, Inc. 6.80% due 08/15/2013 (f)		185,000	176,257
Hospira, Inc. 4.95% due 06/15/2009		80,000	80,028
Imperial Tobacco Finance PLC, EMTN
4.375% due 11/22/2013	EUR	100,000	113,733
6.875% due 06/13/2012	GBP	47,000	68,541
iPayment, Inc. 9.75% due 05/15/2014		$425,000	212,500
Johnson & Johnson 4.75% due 11/06/2019	EUR	50,000	71,176
Kellogg Company 4.25% due 03/06/2013		$820,000	794,082

Spectrum Income Trust (continued)

	Shares or Principal Amount		Value

CORPORATE BONDS (continued)

Consumer, Non-cyclical (continued)
Kraft Foods, Inc., EMTN 6.25% due 03/20/2015	EUR	50,000	$69,975
Kroger Company
6.15% due 01/15/2020		$140,000	138,127
6.80% due 04/01/2011		330,000	340,728
7.50% due 01/15/2014		105,000	110,376
8.05% due 02/01/2010		705,000	716,554
Mac-Gray Corp. 7.625% due 08/15/2015		525,000	483,000
Manpower, Inc., EMTN 4.75% due 06/14/2013	EUR	50,000	63,843
McCormick & Company, Inc. 5.80% due 07/15/2011		$120,000	128,154
McCormick & Company, Inc., MTN 3.35% due 04/15/2009		95,000	94,976
Medtronic, Inc., Series B
4.375% due 09/15/2010		125,000	124,674
4.75% due 09/15/2015		360,000	343,092
Merck KGAA 4.75% due 11/26/2010	EUR	50,000	69,831
Molson Coors Capital Finance ULC 5.00% due 09/22/2015	CAD	47,000	36,227
Omnicare, Inc.
6.75% due 12/15/2013		$300,000	255,000
6.875% due 12/15/2015		700,000	574,000
Panamerican Beverages, Inc. 7.25% due 07/01/2009		30,000	30,497
PepsiAmericas, Inc. 4.875% due 01/15/2015		45,000	40,630
President and Fellows of Harvard College 6.50% due 01/15/2039 (f)		100,000	108,970
Procter & Gamble Company
4.60% due 01/15/2014		375,000	392,964
4.95% due 08/15/2014		370,000	390,077
Rentokil Initial PLC, EMTN 4.625% due 03/27/2014	EUR	50,000	51,439
Reynolds American, Inc.
6.50% due 07/15/2010		$50,000	49,683
7.25% due 06/01/2013		1,400,000	1,256,648
SABMiller PLC 6.20% due 07/01/2011 (f)		330,000	326,863
Safeway, Inc. 6.25% due 03/15/2014		110,000	110,570
Sunstate Equipment Company LLC 10.50% due 04/01/2013 (f)		475,000	247,000
Symbion, Inc. 11.00% due 08/23/2015		282,180	146,734
SYSCO Corp. 5.25% due 02/12/2018		115,000	116,562
Tesco PLC, EMTN 5.50% due 12/13/2019	GBP	110,000	155,371
Teva Pharmaceutical Finance LLC 5.55% due 02/01/2016		$320,000	315,399
U.S. Oncology Holdings, Inc., PIK 8.3344% due 03/15/2012		388,000	244,440
United Rentals North America, Inc. 6.50% due 02/15/2012		500,000	395,000
United Surgical Partners International, Inc. 8.875% due 05/01/2017		475,000	325,375

The accompanying notes are an integral part of the financial statements.

88

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Spectrum Income Trust (continued)

	Shares or Principal Amount		Value

CORPORATE BONDS (continued)

Consumer, Non-cyclical (continued)
Universal Hospital Services, Inc.
5.9425% due 06/01/2015 (b)		$200,000	$122,000
8.50% due 06/01/2015		100,000	71,000
US Oncology, Inc.
9.00% due 08/15/2012		125,000	113,750
10.75% due 08/15/2014		200,000	163,000
Valassis Communications, Inc. 8.25% due 03/01/2015		700,000	182,000
Vanguard Health Holding Company II LLC 9.00% due 10/01/2014		575,000	480,125
Visant Holding Corp. 10.25 due 12/01/2013		525,000	388,500
WellPoint, Inc.
4.25% due 12/15/2009		35,000	33,658
5.00% due 01/15/2011		415,000	392,236
Wyeth 5.95% due 04/01/2037		205,000	227,609

			33,053,833
Diversified - 0.02%
Hutchison Whampoa Finance, Ltd. 5.875% due 07/08/2013	EUR	58,000	69,965
JSG Funding PLC 7.75% due 04/01/2015		$250,000	136,250

			206,215
Energy - 2.79%
Amerada Hess Corp. 7.375% due 10/01/2009		65,000	65,775
Atlantic Richfield Corp. 9.125% due 03/01/2011		95,000	104,435
Baker Hughes, Inc. 6.00% due 02/15/2009		295,000	295,800
Boardwalk Pipelines LLC 5.50% due 02/01/2017		320,000	258,752
Buckeye Partners LP 6.05% due 01/15/2018		145,000	121,548
Canadian Natural Resources, Ltd.
5.15% due 02/01/2013		275,000	254,880
6.25% due 03/15/2038		240,000	188,639
6.45% due 06/30/2033		65,000	52,563
Canadian Natural Resources, Ltd., MTN 4.50% due 01/23/2013	CAD	47,000	36,295
Cimarex Energy Company 7.125% due 05/01/2017		$75,000	58,500
Compagnie Generale de Geophysique SA
7.50% due 05/15/2015		100,000	62,000
7.75% due 05/15/2017		1,775,000	1,029,500
Complete Production Services, Inc. 8.00% due 12/15/2016		625,000	393,750
Compton Petroleum Finance Corp. 7.625% due 12/01/2013		600,000	180,000
Connacher Oil and Gas, Ltd. 10.25% due 12/15/2015 (f)		625,000	250,000
Conoco Funding Company 6.35% due 10/15/2011		75,000	78,903
ConocoPhillips Company 5.30% due 04/15/2012		480,000	480,329
Copano Energy LLC 8.125% due 03/01/2016		600,000	435,000

Spectrum Income Trust (continued)

	Shares or Principal Amount		Value

CORPORATE BONDS (continued)

Energy (continued)
DCP Midstream LLC 9.70% due 12/01/2013 (f)		$150,000	$152,312
Devon Financing Corp., ULC
6.875% due 09/30/2011		345,000	348,161
7.875% due 09/30/2031		405,000	445,947
Diamond Offshore Drilling, Inc.
4.875% due 07/01/2015		220,000	202,036
5.15% due 09/01/2014		375,000	351,954
Duke Capital Corp. 7.50% due 10/01/2009		110,000	109,102
Duke Capital Corp., Series B 6.75% due 07/15/2018		80,000	71,787
Dynegy Holdings, Inc.
7.50% due 06/01/2015		575,000	402,500
7.75% due 06/01/2019		2,375,000	1,638,750
El Paso Corp. 12.00% due 12/12/2013		1,175,000	1,151,500
El Paso Natural Gas Company 5.95% due 04/15/2017		98,000	77,873
Enbridge, Inc., MTN 7.20% due 06/18/2032	CAD	29,000	20,876
EnCana Corp.
4.60% due 08/15/2009		$240,000	236,170
5.90% due 12/01/2017		380,000	317,036
6.50% due 08/15/2034		270,000	216,631
EnCana Corp., MTN 5.80% due 01/18/2018	CAD	32,000	23,429
Encore Acquisition Company
6.25% due 04/15/2014		$300,000	204,000
7.25% due 12/01/2017		525,000	338,625
Enterprise Products Operating LLC 9.75% due 01/31/2014		135,000	137,469
Enterprise Products Operating LP
4.95% due 06/01/2010		490,000	469,317
6.30% due 09/15/2017		220,000	186,201
EOG Resources, Inc.
5.875% due 09/15/2017		195,000	197,962
6.125% due 10/01/2013		230,000	240,309
Ferrellgas Partners LP 8.75% due 06/15/2012		875,000	612,500
Forest Oil Corp.
7.25% due 06/15/2019		575,000	419,750
8.00% due 12/15/2011		400,000	365,000
Foundation PA Coal Company 7.25% due 08/01/2014		450,000	369,000
Gaz Capital for Gazprom
7.288% due 08/16/2037		540,000	351,810
8.625% due 04/28/2034		165,000	132,000
Gaz Capital for Gazprom, EMTN 4.56% due 12/09/2012	EUR	150,000	156,381
Gaz Capital SA
7.51% due 07/31/2013		$100,000	80,995
8.146% due 04/11/2018		450,000	317,001
Hess Corp.
6.65% due 08/15/2011		350,000	349,861
7.875% due 10/01/2029		439,000	421,432
Hilcorp Energy I LP 7.75% due 11/01/2015 (f)		1,125,000	793,125

The accompanying notes are an integral part of the financial statements.

89

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Spectrum Income Trust (continued)

	Shares or Principal Amount		Value

CORPORATE BONDS (continued)

Energy (continued)
International Coal Group, Inc. 10.25% due 07/15/2014		$500,000	$375,000
Key Energy Services, Inc. 8.375% due 12/01/2014		225,000	148,500
Kinder Morgan Finance Company 5.70% due 01/05/2016		440,000	327,800
Kinder Morgan, Inc. 6.50% due 09/01/2012		139,000	117,455
Marathon Oil Corp.
5.90% due 03/15/2018		430,000	359,121
6.00% due 10/01/2017		240,000	204,642
6.60% due 10/01/2037		80,000	60,482
Northwest Pipeline Corp. 5.95% due 04/15/2017		60,000	52,650
Nustar Logistics 7.65% due 04/15/2018		185,000	169,585
OPTI Canada, Inc.
7.875% due 12/15/2014		575,000	293,250
8.25% due 12/15/2014		1,075,000	580,500
Peabody Energy Corp. 7.375% due 11/01/2016		375,000	352,500
Pemex Project Funding Master Trust
3.2963% due 06/15/2010 (b)(f)		195,000	185,250
5.75% due 03/01/2018		475,000	419,187
6.25% due 08/05/2013	EUR	150,000	196,518
Petrobras International Finance Company 5.875% due 03/01/2018		$570,000	512,430
Petro-Canada 6.80% due 05/15/2038		125,000	94,329
PetroHawk Energy Corp.
7.875% due 06/01/2015 (f)		175,000	129,500
9.125% due 07/15/2013		650,000	526,500
Plains Exploration & Production Company 7.00% due 03/15/2017		300,000	205,500
Praxair, Inc. 5.20% due 03/15/2017		205,000	204,766
Premcor Refining Group, Inc. 6.75% due 02/01/2011		110,000	111,904
Quicksilver Resources, Inc.
7.75% due 08/26/2013		703,125	453,516
8.25% due 08/01/2015		200,000	127,000
Range Resources Corp.
6.375% due 03/15/2015		625,000	506,250
7.375% due 07/15/2013		100,000	87,250
Raspadskaya Securities Ltd. for OJSC Raspadskaya 7.50% due 05/22/2012		200,000	108,390
SandRidge Energy, Inc.
7.5075% due 04/01/2014 (b)		500,000	265,907
8.625% due 04/01/2015		1,000,000	525,000
Shell International Finance BV 6.375% due 12/15/2038		440,000	494,995
Southern Natural Gas Company 5.90% due 04/01/2017 (f)		98,000	77,661
Sunoco, Inc.
4.875% due 10/15/2014		25,000	21,028
5.75% due 01/15/2017		240,000	199,458
TEPPCO Partners LP
5.90% due 04/15/2013		330,000	290,040
7.55% due 04/15/2038		520,000	389,124

Spectrum Income Trust (continued)

	Shares or Principal Amount		Value

CORPORATE BONDS (continued)

Energy (continued)
Texas Gas Transmission LLC 5.50% due 04/01/2013 (f)		$1,220,000	$1,060,491
Transocean, Inc. 5.25% due 03/15/2013		465,000	431,890
Valero Energy Corp.
3.50% due 04/01/2009		100,000	99,321
6.125% due 06/15/2017		520,000	443,628
Venoco, Inc. 8.75% due 12/15/2011		100,000	48,000
Williams Companies, Inc.
7.75% due 06/15/2031		400,000	274,000
8.125% due 03/15/2012		630,000	580,387
XTO Energy, Inc.
4.625% due 06/15/2013		570,000	517,635
5.65% due 04/01/2016		390,000	357,812
YPF SA, MTNC 10.00% due 11/02/2028		195,000	140,400

			29,382,023
Financial - 6.71%
AAC Group Holding Corp. 10.25 due 10/01/2012 (f)		125,000	82,500
ACE INA Holdings, Inc. 5.70% due 02/15/2017		255,000	228,644
Allstate Life Funding LLC, EMTN 6.375% due 01/17/2011	GBP	47,000	68,115
AMB Property LP, MTN
5.90% due 08/15/2013		$40,000	26,148
6.30% due 06/01/2013		225,000	141,679
American Express Centurion Bank
4.375% due 07/30/2009		300,000	295,335
5.55% due 10/17/2012		115,000	109,244
American Express Credit Corp., EMTN 3.625% due 10/13/2009	EUR	53,000	68,324
American Express Credit Corp., MTN 5.875% due 05/02/2013		$400,000	383,990
American Express Credit Corp., Series C 7.30% due 08/20/2013		310,000	317,314
American Honda Finance Corp. 4.50% due 05/26/2009 (f)		385,000	387,890
Arch Western Finance LLC 6.75% due 07/01/2013		700,000	609,000
ATF Bank
9.00% due 05/11/2016		150,000	87,000
9.25% due 04/12/2012		50,000	34,241
Australia & New Zealand Banking Group,
Ltd., EMTN
4.375% due 05/24/2012	EUR	100,000	133,333
4.45% due 02/05/2015 (b)		83,000	109,246
AvalonBay Communities, Inc., MTN
4.95% due 03/15/2013		$55,000	40,264
6.125% due 11/01/2012		175,000	136,929
6.625% due 09/15/2011		255,000	208,513
BAC Capital Trust VI 5.625% due 03/08/2035		463,000	388,960
Banca Intesa SpA, EMTN 5.85% due 05/08/2014 (b)	EUR	65,000	90,147
Banca Monte dei Paschi di Siena SpA, EMTN 4.50% due 09/24/2015 (b)		70,000	92,036

The accompanying notes are an integral part of the financial statements.

90

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Spectrum Income Trust (continued)

	Shares or Principal Amount		Value

CORPORATE BONDS (continued)

Financial (continued)
Banca Monte dei Paschi di Siena SpA, EMTN (continued) 4.875% due 05/31/2016	EUR	100,000	$112,945
Bank Nederlandse Gemeenten, EMTN 4.625% due 09/13/2012		950,000	1,379,455
Bank of America Corp.
4.375% due 12/01/2010		$200,000	200,416
4.50% due 08/01/2010		150,000	149,948
5.65% due 05/01/2018		1,265,000	1,272,507
5.75% due 08/15/2016		205,000	191,597
7.40% due 01/15/2011		50,000	51,193
Bank of America Corp., EMTN
4.00% due 03/28/2017 (b)	EUR	100,000	110,200
4.625% due 02/18/2014		75,000	98,917
5.25% due 11/09/2016	GBP	100,000	129,092
Bank of America Corp., MTN 4.75% due 05/23/2017 (b)	EUR	50,000	60,764
Bank of Ireland 6.45% due 02/10/2010		47,000	64,732
Bank of Montreal 5.20% due 06/21/2017 (b)	CAD	53,000	41,789
Bank of New York Mellon Corp., MTN 4.50% due 04/01/2013		$365,000	362,929
Bank of Nova Scotia 8.30% due 09/27/2013	CAD	103,000	97,160
Bank One Corp.
5.25% due 01/30/2013		$180,000	175,558
5.90% due 11/15/2011		50,000	50,161
7.875% due 08/01/2010		350,000	366,853
Banque du Liban, EMTN 10.00% due 04/25/2015		250,000	245,000
Barclays Bank PLC 7.40% due 12/15/2009		300,000	301,494
Barclays Bank PLC, EMTN 5.75% due 03/08/2011	EUR	85,000	118,866
BB&T Capital Trust II 6.75% due 06/07/2036		$190,000	151,731
Berkshire Hathaway Finance Corp. 4.60% due 05/15/2013		425,000	424,992
BES Finance, Ltd., EMTN 6.25% due 05/17/2011	EUR	60,000	86,000
BF Saul 7.50% due 03/01/2014		$150,000	135,750
BNP Paribas, EMTN
4.75% due 04/04/2011	EUR	105,000	147,409
5.431% due 09/07/2017		50,000	71,395
Boeing Capital Corp., Ltd. 7.375% due 09/27/2010		$365,000	380,999
Camden Property Trust 4.375% due 01/15/2010		80,000	71,658
Capital One Capital IV 6.745% due 02/17/2037 (b)		425,000	193,990
Caterpillar Financial Services Corp. 4.50% due 06/15/2009		125,000	124,637
Caterpillar Financial Services Corp., MTN
4.25% due 02/08/2013		235,000	218,651
5.85% due 09/01/2017		170,000	166,412
CenterCredit International BV 8.625% due 01/30/2014		550,000	198,000

Spectrum Income Trust (continued)

	Shares or Principal Amount		Value

CORPORATE BONDS (continued)

Financial (continued)
Chukchansi Economic Development Authority 6.095% due 11/15/2012 (b)(f)		$50,000	$24,875
Citigroup, Inc.
3.625% due 02/09/2009		110,000	109,649
4.75% due 02/10/2019 (b)	EUR	90,000	89,998
5.00% due 09/15/2014		$755,000	664,084
5.125% due 02/14/2011		300,000	292,798
5.50% due 08/27/2012		225,000	218,412
5.50% due 04/11/2013		650,000	632,895
5.85% due 07/02/2013		590,000	569,385
6.125% due 05/15/2018		690,000	697,674
6.50% due 08/19/2013		530,000	534,816
Citigroup, Inc., EMTN
3.50% due 08/05/2015	EUR	110,000	121,206
6.40% due 03/27/2013		120,000	161,012
Countrywide Financial Corp. 4.50% due 06/15/2010		$145,000	142,464
Countrywide Home Loans, Inc., MTN 4.125% due 09/15/2009		530,000	523,789
Credit Agricole SA, EMTN 5.971% due 01/02/2018	EUR	200,000	279,968
Credit Agricole SA, Series TSDI 5 due 06/20/2049 (b)	GBP	130,000	124,294
Credit Suisse First Boston USA, Inc.
4.875% due 08/15/2010		$450,000	449,906
6.125% due 11/15/2011		460,000	464,619
Credit Suisse Group Finance Guernsey, Ltd. 6.375% due 06/07/2013	EUR	70,000	96,056
Credit Suisse Guernsey, Ltd. 5.86% due 05/29/2049 (b)		$300,000	140,020
Credit Suisse USA, Inc. 5.50% due 08/16/2011		170,000	169,007
Credit Suisse/London, EMTN 5.125% due 09/18/2017	EUR	75,000	100,052
Danske Bank A/S, EMTN 6.00% due 03/20/2016 (b)		150,000	178,531
Deutsche Bank AG 5.125% due 01/31/2013		40,000	54,002
Deutsche Bank AG, EMTN 4.50% due 03/07/2011		100,000	140,720
Deutsche Genossenschafts-Hypothekenbank AG, EMTN 4.00% due 10/31/2016		800,000	1,127,843
Developers Diversified Realty Corp. 3.875% due 01/30/2009		$25,000	24,436
Digicel, Ltd. 9.25% due 09/01/2012 (f)		800,000	680,000
DnB NOR Bank ASA, EMTN 4.75% due 03/28/2011	EUR	80,000	111,639
Duke Realty LP 6.25% due 05/15/2013		$245,000	168,650
E*Trade Financial Corp.
8.00% due 06/15/2011		250,000	113,750
12.50% due 11/30/2017 (f)		1,142,187	548,250
ERP Operating LP
3.85% due 08/15/2026		13,000	10,927
5.25% due 09/15/2014		200,000	133,622
Eurohypo AG 4.50% due 01/21/2013 (f)	EUR	342,000	493,015

The accompanying notes are an integral part of the financial statements.

91

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Spectrum Income Trust (continued)

	Shares or Principal Amount		Value

CORPORATE BONDS (continued)

Financial (continued)
Federal Realty Investment Trust 6.00% due 07/15/2012		$155,000	$124,140
Felcor Lodging LP 8.50% due 06/01/2011		250,000	185,000
Fifth Third Bancorp
6.25% due 05/01/2013		800,000	742,003
8.25% due 03/01/2038		150,000	123,928
Ford Motor Credit Company LLC 9.2025% due 04/15/2009 (b)		1,825,000	1,761,125
Fortis Bank SA/NV, EMTN 5.757% due 10/04/2017	EUR	50,000	64,650
Fund American Companies, Inc. 5.875% due 05/15/2013		$45,000	32,751
GATX Financial Corp. 5.50% due 02/15/2012		285,000	253,796
GE Capital Canada Funding Company, MTN 4.65% due 02/11/2015	CAD	142,000	107,047
GE Capital European Funding, EMTN 3.50% due 02/14/2013	EUR	163,000	205,295
GE Capital UK Funding, EMTN 5.625% due 12/12/2014	GBP	145,000	199,093
General Electric Capital Corp.
4.625% due 09/15/2066 (b)	EUR	130,000	99,024
4.80% due 05/01/2013		$1,490,000	1,465,999
5.625% due 05/01/2018		845,000	851,125
5.875% due 01/14/2038		695,000	680,308
General Electric Capital Corp., MTN 5.25% due 10/19/2012		450,000	453,245
General Electric Capital Corp., MTNA 4.25% due 09/13/2010		695,000	697,455
General Electric Capital Corp., Series A 5.875% due 02/15/2012		500,000	514,056
General Electric Capital Corp., Series A, MTN 6.00% due 06/15/2012		680,000	697,713
Goldman Sachs Group, Inc.
3.75% due 02/04/2013	EUR	75,000	86,694
5.125% due 10/16/2014		100,000	115,217
6.15% due 04/01/2018		$1,470,000	1,412,613
6.345% due 02/15/2034		361,000	261,961
6.60% due 01/15/2012		150,000	148,000
6.75% due 10/01/2037		550,000	446,527
6.875% due 01/15/2011		700,000	705,114
Goldman Sachs Group, Inc., GMTN 4.50% due 01/30/2017	EUR	100,000	105,613
GTB Finance BV 8.50% due 01/29/2012		$510,000	255,765
Hartford Financial Services Group, Inc. 5.375% due 03/15/2017		255,000	185,760
Hawker Beechcraft Acquisition Company LLC
8.50% due 04/01/2015 (a)		700,000	287,000
8.875% due 04/01/2015		175,000	59,500
9.75% due 04/01/2017		100,000	27,000
HBOS PLC
5.92% due 09/29/2049 (b)(f)		400,000	151,444
6.00% due 11/01/2033 (f)		390,000	266,408
6.05% due 11/23/2049 (b)	EUR	70,000	57,073
HBOS PLC, EMTN 4.375% due 10/30/2019 (b)		63,000	65,302

Spectrum Income Trust (continued)

	Shares or Principal Amount		Value

CORPORATE BONDS (continued)

Financial (continued)
Hospitality Properties Trust 5.625% due 03/15/2017		$255,000	$117,590
Host Marriott LP, Series Q 6.75% due 06/01/2016		1,350,000	985,500
HSBC Bank PLC, EMTN 4.25% due 03/18/2016 (b)	EUR	79,000	103,782
HSBC Bank USA, Inc. 4.625% due 04/01/2014		$100,000	92,650
HSBC Capital Funding LP 8.03% due 12/29/2049 (b)	EUR	25,000	29,191
HSBC Finance Corp. 4.125% due 11/16/2009		$150,000	148,619
HSBC Holdings PLC
3.625% due 06/29/2020 (b)	EUR	75,000	86,934
6.50% due 05/02/2036		$170,000	172,603
9.875% due 04/08/2018	GBP	120,000	193,263
HSBK Europe BV
7.25% due 05/03/2017		$100,000	57,000
7.75% due 05/13/2013		150,000	104,991
HUB International Holdings, Inc.
9.00% due 12/15/2014 (f)		575,000	351,469
10.25% due 06/15/2015 (f)		1,025,000	452,281
Hypothekenbank in Essen AG 3.875% due 11/21/2013	EUR	463,000	652,472
Icahn Enterprises LP 7.125% due 02/15/2013		$625,000	431,250
Independence Community Bank Corp. 3.75% due 04/01/2014 (b)		15,000	12,327
ING Bank NV, EMTN 5.50% due 01/04/2012	EUR	70,000	95,278
International Lease Finance Corp., MTN
5.30% due 05/01/2012		$480,000	337,151
5.45% due 03/24/2011		635,000	466,228
6.625% due 11/15/2013		650,000	437,962
Intesa Sanpaolo SpA, EMTN 4.375% due 06/26/2018 (b)	EUR	100,000	126,014
Intesabci Capital Trust 6.988% due 07/29/2049 (b)		55,000	46,636
iPayment Investors LP 11.625% due 07/15/2014 (b)(f)		$416,697	291,688
Jefferies Group, Inc.
5.875% due 06/08/2014		176,000	135,634
6.25% due 01/15/2036		245,000	145,456
John Deere Capital Corp., MTN
4.95% due 12/17/2012		1,030,000	1,005,590
5.50% due 04/13/2017		140,000	133,572
JPMorgan Chase & Company
4.75% due 05/01/2013		1,045,000	1,031,174
6.00% due 01/15/2018		830,000	876,085
6.25% due 01/15/2009		335,000	335,161
6.40% due 05/15/2038		405,000	479,099
JPMorgan Chase & Company, EMTN
4.25% due 06/09/2011	EUR	38,000	51,523
4.375% due 11/12/2019 (b)		150,000	165,884
4.375% due 01/30/2014		100,000	131,134
JPMorgan Chase Capital XVIII, Series R 6.95% due 08/17/2036		$110,000	92,685
JPMorgan Chase Capital XXII, Series V 6.45% due 02/02/2037		245,000	200,776

The accompanying notes are an integral part of the financial statements.

92

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Spectrum Income Trust (continued)

	Shares or Principal Amount		Value

CORPORATE BONDS (continued)

Financial (continued)
KAR Holdings, Inc.
7.1925% due 05/01/2014 (b)		$250,000	$106,250
10.00% due 05/01/2015		750,000	247,500
Kimco Realty Corp., MTN 4.904% due 02/18/2015		55,000	33,901
Kreditanstalt fuer Wiederaufbau 4.70% due 06/02/2037	CAD	430,000	348,304
Kreditanstalt fuer Wiederaufbau, EMTN
7.375% due 01/27/2010	NGN	50,000,000	284,571
8.50% due 01/18/2011		35,000,000	168,243
Kreditanstalt fuer Wiederaufbau, Series EXCH 5.50% due 12/07/2015	GBP	450,000	721,681
Landwirtschaftliche Rentenbank, Series 7 3.75% due 06/15/2009		$95,000	95,637
Local TV Finance LLC 9.25% due 06/15/2015 (f)		175,000	38,500
Mack-Cali Realty LP 5.80% due 01/15/2016		75,000	48,560
Mellon Funding Corp. 6.375% due 11/08/2011	GBP	143,000	214,758
Merrill Lynch & Company, Inc.
5.45% due 02/05/2013		$735,000	706,516
7.75% due 05/14/2038		435,000	479,231
Merrill Lynch & Company, Inc., EMTN 4.625% due 10/02/2013	EUR	85,000	98,319
Merrill Lynch & Company, Inc., MTN
6.15% due 04/25/2013		$210,000	208,087
6.875% due 04/25/2018		805,000	842,051
Merrill Lynch & Company, Inc., Series CPI 6.10% due 03/02/2009 (b)		130,000	123,123
Metropolitan Life Global Funding 5.125% due 11/09/2011 (f)		435,000	416,496
Metropolitan Life Global Funding I, EMTN 4.625% due 05/16/2017	EUR	100,000	94,309
Mitsubishi UFJ Financial Group, Inc., Capital Finance 1, Ltd. 6.346% due 07/29/2049 (b)		$200,000	139,345
Mizuho Capital Investment 1, Ltd.
5.02% due 06/29/2049 (b)	EUR	50,000	52,307
6.686% due 12/31/2049 (b)(f)		$120,000	68,149
Monumental Global Funding, Ltd., EMTN 5.375% due 03/13/2009	EUR	38,000	52,966
Morgan Stanley 4.00% due 01/15/2010		$500,000	485,478
Morgan Stanley, EMTN 4.00% due 11/17/2015	EUR	150,000	145,236
Morgan Stanley, GMTN 5.125% due 11/30/2015	GBP	100,000	109,951
Morgan Stanley, MTN
5.625% due 01/09/2012		$50,000	47,415
6.00% due 04/28/2015		2,420,000	2,087,807
6.625% due 04/01/2018		590,000	517,601
MPS Capital Trust I 7.99% due 12/29/2049 (b)	EUR	35,000	33,083
Muenchener Rueckversicherungs AG 5.767% due 06/29/2049 (b)		100,000	89,853
National Australia Bank, Ltd., EMTN 4.50% due 06/23/2016 (b)		100,000	128,924

Spectrum Income Trust (continued)

	Shares or Principal Amount		Value

CORPORATE BONDS (continued)

Financial (continued)
National Gas Company 6.05% due 01/15/2036 (f)		$100,000	$71,584
National Rural Utilities Cooperative Finance Corp. 4.375% due 10/01/2010		100,000	99,271
Nationwide Building Society, EMTN 3.375% due 08/17/2015 (b)	EUR	53,000	63,052
Nationwide Mutual Insurance Company 6.60% due 04/15/2034 (f)		$110,000	55,007
NCNB Corp. 9.375% due 09/15/2009		340,000	348,845
New York Life Global Funding 4.625% due 08/16/2010 (f)		215,000	213,203
New York Life Global Funding, EMTN 4.375% due 01/19/2017	EUR	100,000	108,200
Nexstar Finance, Inc. 7.00% due 01/15/2014		$450,000	194,063
Nissan Motor Acceptance Corp. 4.625% due 03/08/2010 (f)		100,000	99,027
NLV Financial Corp. 7.50% due 08/15/2033 (f)		265,000	309,434
Nordea Bank Finland PLC, EMTN 5.75% due 03/26/2014 (b)	EUR	50,000	64,935
Northern Trust Company, BKNT 4.60% due 02/01/2013		$100,000	99,097
Northern Trust Corp.
5.30% due 08/29/2011		141,000	143,727
5.50% due 08/15/2013		235,000	241,291
Nuveen Investments, Inc.
5.00% due 09/15/2010		350,000	189,875
10.50% due 11/15/2015 (f)		425,000	94,031
Nuveen Investments, Inc., Class A 5.50% due 09/15/2015		1,000,000	151,250
Ohio National Financial Services, Inc. 6.35% due 04/01/2013 (f)		15,000	17,211
Orascom Telecom Finance SCA 7.875% due 02/08/2014 (f)		110,000	55,443
Pacific Life Funding LLC, EMTN
5.125% due 01/20/2015	GBP	87,000	110,474
5.50% due 05/14/2009	EUR	38,000	52,891
PF Export Receivables Master Trust 6.436% due 06/01/2015 (f)		$47,206	45,559
PNC Funding Corp.
5.625% due 02/01/2017		195,000	189,397
7.50% due 11/01/2009		285,000	284,596
Principal Financial Global Funding II LLC, EMTN 4.50% due 01/26/2017	EUR	50,000	50,720
Principal Financial Group, Inc. 6.05% due 10/15/2036		$180,000	121,332
Principal Life Global Funding I 5.25% due 01/15/2013 (f)		160,000	151,174
Principal Life Income Funding Trusts 5.20% due 11/15/2010		35,000	35,553
Principal Financial Global Funding LLC, EMTN 4.50% due 01/22/2009	EUR	38,000	52,717
Rabobank Nederland, EMTN
3.125% due 07/19/2010		70,000	97,986
4.25% due 01/16/2017		50,000	68,317
Rainbow National Services LLC 8.75% due 09/01/2012 (f)		$75,000	67,500

The accompanying notes are an integral part of the financial statements.

93

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Spectrum Income Trust (continued)

	Shares or Principal Amount		Value

CORPORATE BONDS (continued)

Financial (continued)
Reckson Operating Partnership 6.00% due 03/31/2016		$200,000	$113,073
Regency Centers LP 5.875% due 06/15/2017		120,000	75,996
RLI Corp. 5.95% due 01/15/2014		15,000	15,749
Royal Bank of Canada
5.00% due 01/20/2014	CAD	105,000	88,309
5.75% due 07/25/2011	EUR	50,000	70,659
Royal Bank of Scotland Group PLC, Series EMTN 5.25% due 05/15/2013		65,000	89,740
Royal Bank of Scotland PLC, EMTN
6.00% due 05/10/2013		40,000	54,617
6 due 06/29/2049 (b)	GBP	130,000	143,283
Sanpaolo IMI SpA, EMTN 3.75% due 06/09/2015 (b)	EUR	57,000	76,576
Santander Issuances SA, EMTN 4.75% due 05/29/2019 (b)		100,000	119,384
Security Benefit Life Insurance Company 7.45% due 10/01/2033 (f)		$80,000	77,994
Severn Trent Utilities Finance PLC, EMTN 5.25% due 03/11/2016	EUR	70,000	91,243
Shinsei Bank, Ltd. 3.75% due 02/23/2016 (b)		80,000	40,456
Simon Property Group LP
4.60% due 06/15/2010		$125,000	111,414
5.30% due 05/30/2013		75,000	56,070
5.75% due 12/01/2015		480,000	313,533
SLM Corp. 5.45% due 04/25/2011		675,000	532,821
SLM Corp., MTN
5.125% due 08/27/2012		225,000	168,381
8.45% due 06/15/2018		400,000	316,248
SLM Corp., MTN, Series A 3.675% due 07/27/2009 (b)		1,575,000	1,484,590
SLM Corp., Series CPI 6.06% due 04/01/2009 (b)		315,000	292,767
Societe Generale 6.125% due 08/20/2018	EUR	50,000	68,805
Societe Generale, EMTN 5.25% due 03/28/2013		100,000	141,653
Sovereign Capital Trust VI 7.908% due 06/13/2036		$230,000	152,359
Standard Chartered Bank, EMTN 3.625% due 02/03/2017 (b)	EUR	210,000	253,309
Sumitomo Mitsui Banking Corp.
4.375% due 07/29/2049 (b)		100,000	78,445
5.625% due 07/29/2049 (b)(f)		$200,000	148,114
Sun Life Assurance Company of Canada 6.15% due 06/30/2022 (b)	CAD	44,000	35,791
Sun Life Financial Global Funding LP 1.7088% due 10/06/2013 (b)(f)		$250,000	229,348
SunTrust Banks, Inc. 7.75% due 05/01/2010		250,000	253,025
Svenska Handelsbanken, EMTN 6.125% due 03/29/2049 (b)	GBP	47,000	58,600
Teco Finance, Inc.
6.572% due 11/01/2017		$35,000	26,383
7.00% due 05/01/2012		50,000	45,765

Spectrum Income Trust (continued)

	Shares or Principal Amount		Value

CORPORATE BONDS (continued)

Financial (continued)
TMK Capital SA for OAO TMK 10.00% due 07/29/2011		$200,000	$107,154
Toronto-Dominion Bank, EMTN 4.875% due 01/23/2013	EUR	100,000	135,496
Toronto-Dominion Bank, MTN 5.69% due 06/03/2018 (b)	CAD	127,000	100,899
Transatlantic Holdings, Inc. 5.75% due 12/14/2015		$150,000	89,467

Travelers Insurance Company Institutional Funding, Ltd.
5.75% due 12/06/2011	GBP	52,000	69,743
UBS AG/Jersey, EMTN 4.50% due 09/16/2019 (b)	EUR	225,000	239,582
UCI Holdco, Inc. 10.3188% due 12/15/2013		$408,175	69,390
UniCredito Italiano SpA, EMTN
5.75% due 09/26/2017	EUR	100,000	126,024
6.10% due 02/28/2012		52,000	71,263
US Bancorp, MTN, Series P 4.50% due 07/29/2010		$160,000	159,465
US Bank NA, BKNT 6.375% due 08/01/2011		450,000	468,127
USI Holdings Corp. 9.75% due 05/15/2015 (f)		225,000	89,719
Vanguard Health Holding Company I LLC 11.25% due 10/01/2015		100,000	78,500
Ventas Realty LP 6.50% due 06/01/2016		465,000	340,613
Visant Corp. 7.625% due 10/01/2012		300,000	246,000
Vornado Realty LP 4.50% due 08/15/2009		35,000	33,714
VTB Capital SA 6.875% due 05/29/2018		150,000	98,013
Wachovia Corp. 5.75% due 02/01/2018		690,000	691,373
Wells Fargo & Company
4.20% due 01/15/2010		475,000	476,474
4.875% due 01/12/2011		210,000	210,008
Wells Fargo Bank NA 4.75% due 02/09/2015		260,000	263,169
Wells Fargo Financial Canada Corp., MTN 4.33% due 12/06/2013	CAD	47,000	35,862
Westpac Banking Corp., EMTN 4.875% due 09/28/2012	EUR	100,000	136,082
Willis North America, Inc. 6.20% due 03/28/2017		$195,000	135,093
World Savings Bank FSB, BKNT 4.125% due 12/15/2009		180,000	176,072
Xstrata Finance Canada, Ltd. 5.50% due 11/16/2011 (f)		180,000	140,644
Xstrata Finance Canada, Ltd., EMTN 5.25% due 06/13/2017	EUR	80,000	49,905

			70,699,077
Industrial - 2.69%
3M Company, MTN
5.125% due 11/06/2009		$95,000	98,322
5.70% due 03/15/2037		225,000	245,766

The accompanying notes are an integral part of the financial statements.

94

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Spectrum Income Trust (continued)

	Shares or Principal Amount		Value

CORPORATE BONDS (continued)

Industrial (continued)
AGY Holding Corp. 11.00% due 11/15/2014		$250,000	$150,000
Allied Waste North America, Inc.
4.25% due 04/15/2034		101,000	89,422
6.875% due 06/01/2017		500,000	465,000
7.25% due 03/15/2015		1,725,000	1,604,250
7.875% due 04/15/2013		425,000	403,750
American Railcar Industries, Inc. 7.50% due 03/01/2014		625,000	412,500
Associated Materials, Inc. zero coupon, Step up to 11.25% on 03/01/2009 due 03/01/2014		275,000	152,625
Avnet, Inc. 5.875% due 03/15/2014		345,000	289,861
Ball Corp. 6.875% due 12/15/2012		625,000	618,750
BE Aerospace, Inc.
8.00% due 06/09/2014		249,375	224,853
8.50% due 07/01/2018		475,000	427,500
Bombardier, Inc.
6.30% due 05/01/2014 (f)		575,000	472,937
6.75% due 05/01/2012 (f)		200,000	177,500
7.45% due 05/01/2034 (f)		375,000	238,125
8.00% due 11/15/2014 (f)		625,000	550,000
Bristow Group, Inc.
6.125% due 06/15/2013		400,000	288,000
7.50% due 09/15/2017		500,000	335,000
Burlington Northern Santa Fe Corp.
5.65% due 05/01/2017		429,000	411,918
6.15% due 05/01/2037		432,000	397,882
BWAY Corp. 10.00% due 10/15/2010		525,000	446,250
Canadian National Railway Company
6.25% due 08/01/2034		259,000	278,514
6.375% due 11/15/2037		65,000	71,299
Canadian Pacific Railway Company 5.75% due 05/15/2013		355,000	328,539
Casella Waste Systems, Inc. 9.75% due 02/01/2013		875,000	700,000
Caterpillar, Inc. 8.25% due 12/15/2038		125,000	154,068
Celestica, Inc. 7.875% due 07/01/2011		450,000	409,500
Cemex Finance Europe BV 4.75% due 03/05/2014	EUR	50,000	30,706
Clarendon Alumina Production, Ltd. 8.50% due 11/16/2021		$100,000	65,000
Clondalkin Acquisition BV 3.9963% due 12/15/2013 (b)(f)		550,000	277,750
Columbus McKinnon Corp. 8.875% due 11/01/2013		560,000	470,400
Cooper US, Inc. 6.10% due 07/01/2017		210,000	209,038
CRH America, Inc.
5.30% due 10/15/2013 (f)		140,000	98,524
6.00% due 09/30/2016		240,000	149,471
6.40% due 10/15/2033		55,000	32,268
Crown Americas LLC 7.625% due 11/15/2013		450,000	445,500

Spectrum Income Trust (continued)

	Shares or Principal Amount		Value

CORPORATE BONDS (continued)

Industrial (continued)
Crown Americas LLC (continued) 7.75% due 11/15/2015		$625,000	$621,875
CSX Corp. 5.75% due 03/15/2013		290,000	272,490
Dycom Industries, Inc. 8.125% due 10/15/2015		250,000	176,250
Esco Corp.
5.8713% due 12/15/2013 (b)(f)		175,000	112,000
8.625% due 12/15/2013 (f)		600,000	420,000
FedEx Corp. 5.50% due 08/15/2009		220,000	220,236
Flextronics International, Ltd.
6.25% due 11/15/2014		125,000	93,125
6.50% due 05/15/2013		350,000	276,500
GenCorp, Inc. 9.50% due 08/15/2013		725,000	580,000
General Cable Corp. 6.2575% due 04/01/2015 (b)		175,000	81,812
General Dynamics Corp. 4.50% due 08/15/2010		315,000	321,696
Graham Packaging Company 9.875% due 10/15/2014		700,000	430,500
Greater Toronto Airports Authority, MTN
6.25% due 12/13/2012	CAD	50,000	41,981
6.47% due 02/02/2034		42,000	30,853
Greenbrier Companies, Inc. 8.375% due 05/15/2015		$425,000	302,281
Grupo Transportacion Ferroviaria Mexicana, SA de CV 9.375% due 05/01/2012		100,000	91,500
Hawk Corp. 8.75% due 11/01/2014		300,000	304,500
Honeywell International, Inc.
4.25% due 03/01/2013		275,000	274,469
5.30% due 03/01/2018		255,000	260,171
Jefferson Smurfit Corp. 8.25% due 10/01/2012		150,000	25,500
Kansas City Southern Railway Company 13.00% due 12/15/2013		150,000	150,375
Koppers Holdings, Inc. zero coupon due 11/15/2014		800,000	620,000
Koppers, Inc. 9.875% due 10/15/2013		149,000	137,080
L-3 Communications Corp. 7.625% due 06/15/2012		300,000	293,250
L-3 Communications Corp., Series B 6.375% due 10/15/2015		825,000	771,375
Lafarge SA 6.15% due 07/15/2011		130,000	113,189
Linde Finance BV, EMTN 4.75% due 04/24/2017	EUR	100,000	126,038
Lockheed Martin Corp. 4.121% due 03/14/2013		$580,000	565,397
Manitowoc, Inc.
7.125% due 11/01/2013		100,000	76,000
10.25% due 08/15/2012		500,000	347,500
Metals USA, Inc. 11.125% due 12/01/2015		325,000	191,750

The accompanying notes are an integral part of the financial statements.

95

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Spectrum Income Trust (continued)

	Shares or Principal Amount		Value

CORPORATE BONDS (continued)

Industrial (continued)
Norfolk Southern Corp.
5.59% due 05/17/2025		$25,000	$22,408
5.75% due 04/01/2018		100,000	97,305
7.25% due 02/15/2031		110,000	114,562
Northrop Grumman Corp.
7.125% due 02/15/2011		755,000	785,022
7.75% due 03/01/2016		30,000	33,205
NXP BV/NXP Funding LLC
7.5025% due 10/15/2013 (b)		500,000	166,250
7.875% due 10/15/2014		350,000	136,500
Obrascon Huarte Lain SA 5.00% due 05/18/2012	EUR	100,000	85,280
Owens Corning, Inc. 6.50% due 12/01/2016		$115,000	83,284
Owens-Brockway Glass Container, Inc. 6.75% due 12/01/2014		425,000	391,000
RBS Global, Inc. 9.50% due 08/01/2014		425,000	316,625
Rolls-Royce Group PLC, EMTN 4.50% due 03/16/2011	EUR	50,000	68,444
Saint Acquisition Corp. 12.50% due 05/15/2017 (f)		$300,000	27,375
Sally Holdings LLC
9.25% due 11/15/2014 (a)		400,000	344,000
10.50% due 11/15/2016		100,000	68,000
Silgan Holdings, Inc. 6.75% due 11/15/2013		375,000	322,500
SPX Corp. 7.625% due 12/15/2014 (f)		425,000	369,750
Stewart & Stevenson LLC 10.00% due 07/15/2014		375,000	232,500
Stone Container Finance 7.375% due 07/15/2014		100,000	18,500
Terex Corp. 7.375% due 01/15/2014		100,000	87,000
Texas Industries, Inc.
7.25% due 07/15/2013		500,000	386,250
7.25% due 07/15/2013 (f)		175,000	135,187
TransDigm, Inc. 7.75% due 07/15/2014		375,000	307,500
Trinity Industries, Inc. 6.50% due 03/15/2014		375,000	314,062
Union Pacific Corp.
3.875% due 02/15/2009		125,000	125,230
5.70% due 08/15/2018		220,000	211,802
7.875% due 01/15/2019		295,000	337,016
United Technologies Corp.
5.375% due 12/15/2017		120,000	121,308
5.40% due 05/01/2035		100,000	94,241
6.125% due 02/01/2019		375,000	401,210
6.35% due 03/01/2011		370,000	391,219
US Concrete, Inc. 8.375% due 04/01/2014		225,000	121,500
Vitro SA de CV 8.625% due 02/01/2012		200,000	62,000
Vought Aircraft Industries, Inc. 8.00% due 07/15/2011		350,000	236,250
Waste Management, Inc. 6.10% due 03/15/2018		530,000	458,420

Spectrum Income Trust (continued)

	Shares or Principal Amount		Value

CORPORATE BONDS (continued)

Industrial (continued)
Waste Management, Inc. (continued) 7.375% due 05/15/2029		$15,000	$12,802
WCA Waste Corp. 9.25% due 06/15/2014		400,000	296,000

			28,331,988
Technology - 0.73%
Affiliated Computer Services, Inc. 4.70% due 06/01/2010		450,000	418,500
Avago Technologies Finance 10.125% due 12/01/2013		375,000	285,469
Dun & Bradstreet Corp. 5.50% due 03/15/2011		120,000	117,002
First Data Corp. 9.875% due 09/24/2015		1,075,000	650,375
Freescale Semiconductor, Inc. 8.875% due 12/15/2014		1,025,000	451,000
Freescale Semiconductor, Inc., PIK 9.125% due 12/15/2014		225,000	51,750
Hewlett-Packard Company
5.25% due 03/01/2012		250,000	258,315
6.125% due 03/01/2014		400,000	425,201
International Business Machines Corp.
6.50% due 10/15/2013		630,000	690,627
6.625% due 01/30/2014	EUR	50,000	73,454
National Semiconductor Corp. 6.15% due 06/15/2012		$675,000	604,559
Oracle Corp. 5.00% due 01/15/2011		780,000	801,042
Seagate Technology HDD Holdings 6.375% due 10/01/2011		250,000	172,500
Serena Software, Inc. 10.375% due 03/15/2016		100,000	50,750
Spansion LLC 11.25% due 01/15/2016 (f)		200,000	14,000
SS&C Technologies, Inc. 11.75% due 12/01/2013		75,000	65,906
STATS ChipPAC, Ltd.
6.75% due 11/15/2011		75,000	55,687
7.50% due 07/19/2010		475,000	390,687
Sungard Data Systems, Inc.
9.125% due 08/15/2013		977,000	845,105
9.125% due 08/11/2013		250,000	157,500
10.625% due 05/15/2015 (f)		325,000	277,875
Unisys Corp. 12.50% due 01/15/2016		275,000	77,000
Xerox Corp.
5.50% due 05/15/2012		35,000	29,332
5.65% due 05/15/2013		405,000	317,876
6.35% due 05/15/2018		485,000	379,316

			7,660,828
Utilities - 2.22%
AES Corp.
7.75% due 03/01/2014		50,000	44,000
8.875% due 02/15/2011		300,000	280,500
9.375% due 09/15/2010		350,000	332,500
9.50% due 06/01/2009		100,000	99,250
Alabama Power Company 2.3475% due 08/25/2009 (b)		110,000	107,766

The accompanying notes are an integral part of the financial statements.

96

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Spectrum Income Trust (continued)

	Shares or Principal Amount		Value

CORPORATE BONDS (continued)

Utilities (continued)
Alabama Power Company, Series 07-D 4.85% due 12/15/2012		$300,000	$300,023
Appalachian Power Company 6.375% due 04/01/2036		160,000	142,803
Appalachian Power Company, Series O 5.65% due 08/15/2012		350,000	331,968
Atmos Energy Corp.
4.00% due 10/15/2009		190,000	186,083
5.95% due 10/15/2034		35,000	25,199
Baltimore Gas & Electric Company 5.90% due 10/01/2016		285,000	258,559
Black Hills Corp. 6.50% due 05/15/2013		225,000	219,674
CenterPoint Energy Transition Bond Company LLC, Series A-2 4.97% due 08/01/2014		150,000	147,114
CenterPoint Energy, Inc., Series B 7.25% due 09/01/2010		175,000	172,283
CMS Energy Corp. 8.50% due 04/15/2011		25,000	24,620
Colorado Interstate Gas Company 5.95% due 03/15/2015		125,000	104,048
Consolidated Edison Company of New York, Inc. 6.75% due 04/01/2038		185,000	197,666
Consumers Energy Company 5.80% due 09/15/2035		100,000	85,716
Consumers Energy Company, Series F 4.00% due 05/15/2010		250,000	243,511
Consumers Energy Company, Series J 6.00% due 02/15/2014		165,000	164,630
Detroit Edison Company 6.40% due 10/01/2013		210,000	218,234
Dominion Resources, Inc.
4.75% due 12/15/2010		345,000	341,131
8.875% due 01/15/2019		275,000	296,557
E.ON International Finance BV, EMTN 5.125% due 10/02/2012	EUR	55,000	79,216
Edison SpA, EMTN 5.125% due 12/10/2010		28,000	39,373
El Paso Electric Company 6.00% due 05/15/2035		$245,000	167,940
Elia System Operator SA 4.75% due 05/13/2014	EUR	45,000	62,392
Energy Future Holdings Corp.
10.875% due 11/01/2017 (f)		$1,375,000	976,250
11.25% due 11/01/2017 (f)		2,425,000	1,176,125
Entergy Louisiana LLC 5.83% due 11/01/2010		30,000	29,025
Florida Power Corp. 6.35% due 09/15/2037		230,000	254,923
Hydro One, Inc. 7.15% due 06/03/2010	CAD	74,000	63,160
Illinois Power Company 6.125% due 11/15/2017		$120,000	107,654
Intergas Finance BV, Series REGS 6.375% due 05/14/2017		100,000	57,119
Jersey Central Power & Light Company 5.65% due 06/01/2017		410,000	376,473

Spectrum Income Trust (continued)

	Shares or Principal Amount		Value

CORPORATE BONDS (continued)

Utilities (continued)
Mirant Americas Generation LLC 8.30% due 05/01/2011		$450,000	$436,500
Mirant North America LLC 7.375% due 12/31/2013		800,000	768,000
Monongahela Power Company 5.70% due 03/15/2017 (f)		265,000	222,501
National Grid PLC, EMTN 5.00% due 07/02/2018	EUR	12,000	15,007
National Power Corp.
6.4031% due 08/23/2011 (b)(f)		$150,000	139,500
6.875% due 11/02/2016		100,000	76,091
Nevada Power Company 5.875% due 01/15/2015		40,000	38,290
Nevada Power Company, Series R 6.75% due 07/01/2037		245,000	218,615
Nisource Finance Corp.
2.7231% due 11/23/2009 (b)		120,000	108,126
6.15% due 03/01/2013		225,000	173,372
Northeast Utilities 5.65% due 06/01/2013		625,000	583,439
Northern States Power 5.25% due 03/01/2018		130,000	129,524
NRG Energy, Inc.
7.25% due 02/01/2014		375,000	350,625
7.375% due 02/01/2016		2,255,000	2,097,150
Ohio Power Company 5.75% due 09/01/2013		195,000	188,833
Orion Power Holdings, Inc. 12.00% due 05/01/2010		225,000	225,000
Pacific Gas & Electric Company
3.60% due 03/01/2009		380,000	378,945
4.80% due 03/01/2014		225,000	220,963
6.35% due 02/15/2038		115,000	125,777
Piedmont Natural Gas Company 6.00% due 12/19/2033		10,000	9,145
PNM Resources, Inc. 9.25% due 05/15/2015		550,000	437,250
PPL Capital Funding, Inc. 4.33% due 03/01/2009		75,000	75,230
PPL Electric Utilities Corp. 7.125% due 11/30/2013		155,000	164,336
Progress Energy, Inc. 5.625% due 01/15/2016		380,000	347,440
Public Service Electric & Gas Company 5.70% due 12/01/2036		350,000	323,107
Reliant Energy, Inc.
6.75% due 12/15/2014		700,000	630,000
7.625% due 06/15/2014		675,000	560,250
7.875% due 12/31/2017		1,050,000	850,500
RWE Finance BV, EMTN 6.375% due 06/03/2013	GBP	160,000	240,320
Scottish Power UK PLC 8.375% due 02/20/2017		38,000	63,542
Sempra Energy 7.95% due 03/01/2010		$100,000	101,060
Sierra Pacific Resources
7.803% due 06/15/2012		125,000	116,993
8.625% due 03/15/2014		350,000	315,552

The accompanying notes are an integral part of the financial statements.

97

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Spectrum Income Trust (continued)

	Shares or Principal Amount		Value

CORPORATE BONDS (continued)

Utilities (continued)
Southern California Edison Company
4.65% due 04/01/2015		$345,000	$344,054
5.75% due 03/15/2014		160,000	167,670
Southern California Edison Company, Series 08-A 5.95% due 02/01/2038		70,000	77,969
Southern California Gas Company 5.75% due 11/15/2035		305,000	318,377
Southern Company, Series A 5.30% due 01/15/2012		95,000	95,930
Tampa Electric Company 6.15% due 05/15/2037		235,000	191,231
Taqa Abu Dhabi National Energy Company
5.62% due 10/25/2012 (f)		855,000	775,835
6.60% due 08/01/2013 (f)		120,000	110,665
Texas Competitive Electric Holdings Company LLC 10.50% due 11/01/2016 (f)		300,000	150,000
Union Electric Company 5.40% due 02/01/2016		285,000	246,945
Vattenfall Treasury AB, EMTN 6.00% due 04/03/2009	EUR	30,000	42,016
Veolia Environnement
5.25% due 06/03/2013		$540,000	500,784
6.00% due 06/01/2018		455,000	403,315
Veolia Environnement, EMTN
4.875% due 05/28/2013	EUR	40,000	54,176
4.875% due 05/28/2013		45,000	60,947
5.875% due 02/01/2012		29,000	40,748
Virginia Electric and Power Company
4.50% due 12/15/2010		$230,000	226,998
5.10% due 11/30/2012		220,000	215,077
8.875% due 11/15/2038		255,000	322,719
Virginia Electric and Power Company, Series A 6.00% due 05/15/2037		305,000	295,413
West Penn Power Company 5.95% due 12/15/2017 (f)		225,000	189,552
Westar Energy, Inc. 5.10% due 07/15/2020		155,000	130,873
Xcel Energy, Inc. 7.00% due 12/01/2010		25,000	25,774

			23,431,536

TOTAL CORPORATE BONDS (Cost $339,243,560)			$282,449,003

CONVERTIBLE BONDS - 0.11%

Communications - 0.03%
Sinclair Broadcast Group, Inc.
3.00% due 05/15/2027		525,000	280,500

Consumer, Cyclical - 0.04%
Airtran Holdings, Inc.
7.00% due 07/01/2023		343,000	202,181
Ford Motor Company
4.25% due 12/15/2036		965,000	243,823

			446,004

Consumer, Non-cyclical - 0.02%
United Rentals North America, Inc.
1.875% due 10/15/2023		282,000	196,215

Spectrum Income Trust (continued)

	Shares or Principal Amount	Value

CONVERTIBLE BONDS (continued)

Energy - 0.01%
Peabody Energy Corp. 4.75% due 12/15/2066	$200,000	$121,231

Financial - 0.00%
General Growth Properties LP 3.98% due 04/15/2027 (f)	54,000	4,860

Industrial - 0.01%
Wesco International, Inc. 2.625% due 10/15/2025	78,000	60,937

TOTAL CONVERTIBLE BONDS (Cost $1,659,775)		$1,109,747

MUNICIPAL BONDS - 0.57%

Arizona - 0.03%
Salt River Project Agricultural Improvement & Power District 5.00% due 01/01/2038	390,000	372,766

California - 0.01%
State of California 5.25% due 04/01/2034	90,000	104,701

District of Columbia - 0.00%
District of Columbia 4.75% due 06/01/2031	35,000	30,382

Florida - 0.03%
Orange County Florida Tourist Development 5.00% due 10/01/2018	355,000	342,671

Georgia - 0.08%
Atlanta Water & Wastewater Revenue 5.50% due 11/01/2017	230,000	249,354
De Kalb County GA Water and Sewer Revenue 5.00% due 10/01/2035	345,000	337,013
Metropolitan Atlanta Rapid Transit Authority 5.00% due 07/01/2037	280,000	264,578

		850,945

Illinois - 0.02%
Chicago Illinois Transit Authority, Series A 6.899% due 12/01/2040	260,000	256,594

Kansas - 0.01%
Kansas Development Finance Authority 5.501% due 05/01/2034	110,000	100,805

Maryland - 0.06%
County of Baltimore MD 5.00% due 02/01/2038	210,000	209,034
State of Maryland 5.00% due 08/01/2019	350,000	384,377

		593,411
Massachusetts - 0.09%
Massachusetts Bay Transportation Authority 5.25% due 07/01/2034	615,000	620,037
Massachusetts Health & Educational Facilities Authority 5.25% due 11/15/2021	260,000	283,026

		903,063

The accompanying notes are an integral part of the financial statements.

98

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Spectrum Income Trust (continued)

	Shares or Principal Amount	Value

MUNICIPAL BONDS (continued)

New York - 0.06%
New York City Housing Development Corp. 6.42% due 11/01/2027	$120,000	$114,244
New York State Urban Development Corp. 5.50% due 03/15/2018	175,000	197,482
Triborough Bridge & Tunnel Authority New York 5.00% due 11/15/2038	385,000	356,367

		668,093

North Carolina - 0.04%
Charlotte NC Water and Sewer Systems 4.75% due 07/01/2033	430,000	409,085

Oregon - 0.00%
State of Oregon 5.892% due 06/01/2027	60,000	57,886

Pennsylvania - 0.03%
Commonwealth of Pennsylvania 5.00% due 01/01/2018	260,000	289,736

Texas - 0.04%
Austin Texas Independent School District 5.00% due 08/01/2033	385,000	378,035

Utah - 0.05%
Utah Transit Authority Sales Tax Revenue
4.75% due 06/15/2032	210,000	196,463
5.25% due 06/15/2038	290,000	288,698

		485,161

West Virginia - 0.02%
Tobacco Settlement Finance Authority of West Virginia 7.467% due 06/01/2047	330,000	206,709

TOTAL MUNICIPAL BONDS (Cost $6,220,567)		$6,050,043

COLLATERALIZED MORTGAGE OBLIGATIONS - 3.85%
American Tower Trust, Series 2007-1A, Class D 5.9568% due 04/15/2037 (f)	350,000	239,504
Banc of America Commercial Mortgage, Inc., Series 2003-1, Class A1 3.878% due 09/11/2036	233,220	222,642
Banc of America Commercial Mortgage, Inc., Series 2003-1, Class A2 4.648% due 09/11/2036	680,000	603,506
Banc of America Commercial Mortgage, Inc., Series 2005-3, Class A2 4.501% due 07/10/2043	650,000	596,566
Banc of America Mortgage Securities, Series 2004-A, Class 2A2 4.1319% due 02/25/2034 (b)	145,603	109,814
Banc of America Mortgage Securities, Series 2004-D, Class 2A2 4.8192% due 05/25/2034 (b)	75,403	54,322
Banc of America Mortgage Securities, Series 2004-H, Class 2A2 4.7488% due 09/25/2034 (b)	167,575	120,469
Banc of America Mortgage Securities, Series 2004-I, Class 3A2 4.8241% due 10/25/2034 (b)	81,979	61,547

Spectrum Income Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE OBLIGATIONS (continued)

Banc of America Mortgage Securities, Series 2005-J, Class 2A1 5.0865% due 11/25/2035 (b)	$335,786	$185,195
Banc of America Mortgage Securities, Series 2005-J, Class 3A1 5.2403% due 11/25/2035 (b)	207,425	142,517
Bear Stearns Commercial Mortgage Securities, Series 2007-T28, Class A4 5.742% due 09/11/2042	220,000	171,848
Bear Stearns Commercial Mortgage Securities, Series 1998-C1, Class A2 6.44% due 06/16/2030	2,753	2,743
Bear Stearns Commercial Mortgage Securities, Series 2002-TOP8, Class A2 4.83% due 08/15/2038	272,000	252,447
Bear Stearns Commercial Mortgage Securities, Series 2005-PW10, Class A1 5.085% due 12/11/2040	523,038	509,410
Bear Stearns Commercial Mortgage Securities, Series 2005-PWR8, Class A4 4.674% due 06/11/2041	492,000	415,659
Bear Stearns Commercial Mortgage Securities, Series 2005-PWR9, Class A1 4.498% due 09/11/2042	56,792	55,298
Bear Stearns Commercial Mortgage Securities, Series 2005-PWR9, Class AAB 4.804% due 09/11/2042	395,000	317,241
Bear Stearns Commercial Mortgage Securities, Series 2005-T18, Class A1 4.274% due 02/13/2042 (b)	142,150	139,341
Bear Stearns Commercial Mortgage Securities, Series 2005-T20, Class A1 4.94% due 10/12/2042	14,162	13,861
Bear Stearns Commercial Mortgage Securities, Series 2006-PW12, Class A4 5.9019% due 09/11/2038 (b)	385,000	313,195
Bear Stearns Commercial Mortgage Securities, Series 2006-PW13, Class AAB 5.53% due 09/11/2041	50,000	38,387
Bear Stearns Commercial Mortgage Securities, Series 2006-PWR12, Class A1 5.546% due 09/11/2038 (b)	138,381	133,011
Bear Stearns Commercial Mortgage Securities, Series 2007-PW15, Class AAB 5.315% due 02/11/2044	600,000	425,179
Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class A1 5.282% due 06/11/2050	569,886	518,911
Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class A4 5.694% due 06/11/2050 (b)	45,000	33,506
Citigroup Commercial Mortgage Trust, Series 2008-C7, Class A1 5.271% due 12/12/2049	302,392	283,221
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A5 4.6905% due 08/25/2034 (b)	640,294	452,537
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class AAB 5.608% due 10/15/2048 (f)	310,000	239,629

The accompanying notes are an integral part of the financial statements.

99

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Spectrum Income Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2005-CD1, Class A1 5.0468% due 07/15/2044	$189,218	$186,045
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2005-CD1, Class A4 5.2253% due 09/15/2020 (b)	225,000	186,633
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class ASB 5.278% due 12/11/2049	50,000	35,554
Commercial Mortgage Loan Trust, Series 2008-LS1, Class A1 5.935% due 05/10/2012	358,548	336,672
Commercial Mortgage Loan Trust, Series 2008-LS1, Class A3 6.0197% due 03/10/2017 (b)	1,850,000	1,246,020
Credit Suisse Mortgage Capital Certificates, Series 2007-C4, Class A1 5.54% due 09/15/2039	125,923	118,528
Credit Suisse Mortgage Capital Certificates, Series 2006-C4, Class A1 4.771% due 09/15/2039	220,797	209,826
Credit Suisse Mortgage Capital Certificates, Series 2007-C1, Class A1 5.227% due 02/15/2040	237,032	222,426
CS First Boston Mortgage Securities Corp., Series 2004-C2, Class A1 3.819% due 05/15/2036	108,590	100,183
CS First Boston Mortgage Securities Corp., Series 2005-C2, Class A4 4.832% due 04/15/2037	575,000	468,723
DLJ Commercial Mortgage Corp., Series 1999-CG2,Class A1B 7.30% due 06/10/2032	302,067	301,368
Federal Home Loan Mortgage Corp., Series 2003-2586, Class NJ 4.50% due 08/15/2016	319,544	324,048
Federal Home Loan Mortgage Corp., Series 2003-2614, Class IH 4.50% IO due 05/15/2016	136,390	5,243
Federal Home Loan Mortgage Corp., Series 2003-2627, Class IE 4.50% IO due 04/15/2018	41,370	2,543
Federal Home Loan Mortgage Corp., Series 2003-2631, Class KI 4.50% IO due 01/15/2015	56,545	555
Federal Home Loan Mortgage Corp., Series 2003-2681, Class PC 5.00% due 01/15/2019	186,346	188,939
Federal Home Loan Mortgage Corp., Series 2003-2686, Class JG 5.50% due 04/15/2028	721,000	732,924
Federal Home Loan Mortgage Corp., Series 2003-41, Class YV 5.50% due 04/25/2014	188,480	195,613
Federal Home Loan Mortgage Corp., Series 2004-2809, Class EG 5.00% due 08/15/2021	156,251	159,689
Federal Home Loan Mortgage Corp., Series 2004-2844, Class PQ 5.00% due 05/15/2023	44,434	44,466

Spectrum Income Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp., Series 2004-2872, Class YB 5.00% due 06/15/2023	$94,532	$94,573
Federal Home Loan Mortgage Corp., Series 2004-2882, Class YB 5.00% due 10/15/2027	600,000	614,884
Federal Home Loan Mortgage Corp., Series 2005-2934, Class NB 5.00% due 01/15/2028	91,000	93,535
Federal Home Loan Mortgage Corp., Series 2005-R003, Class VA 5.50% due 08/15/2016	420,280	435,376
Federal Home Loan Mortgage Corp., Series 2006-3123, Class VB 6.00% due 09/15/2013	190,546	196,914
Federal Home Loan Mortgage Corp., Series 2006-3152, Class DA 6.00% due 09/15/2025	119,434	121,104
Federal Home Loan Mortgage Corp., Series 2006-3177, Class PA 6.00% due 12/15/2026	237,106	240,471
Federal Home Loan Mortgage Corp., Series 2006-3195, Class PN 6.50% due 08/15/2030	796,948	816,852
Federal Home Loan Mortgage Corp., Series 2006-R007, Class VA 6.00% due 09/15/2016	160,528	167,138
Federal Home Loan Mortgage Corp., Series 2568, Class KA 4.25% due 12/15/2021	268,524	268,500
Federal Home Loan Mortgage Corp., Series 2688, Class DE 4.50% due 02/15/2020	310,851	315,461
Federal Home Loan Mortgage Corp., Series 3354, Class PA 5.50% due 07/15/2028	652,292	667,264
Federal Home Loan Mortgage Corp., Series R005, Class AB 5.50% due 12/15/2018	478,091	490,242
Federal Home Loan Mortgage Corp., Series R006, Class AK 5.75% due 12/15/2018	456,934	469,124
Federal Home Loan Mortgage Corp., Series R013, Class AB 6.00% due 12/15/2021	226,454	231,906
Federal Home Loan Mortgage Corp., Stated Final, Series SF4, Class C 3.32% due 12/15/2011	26,979	26,925
Federal Home Loan Mortgage Corp., Strips, Series 1998-199, Class PO zero coupon PO due 08/01/2028	7,208	6,607
Federal National Mortgage Association, Series 2002-74, Class PJ 5.00% due 03/25/2015	4,887	4,873
Federal National Mortgage Association, Series 2002-84, Class VA 5.50% due 11/25/2013	151,304	156,355
Federal National Mortgage Association, Series 2003-32, ClassPG 5.00% due 10/25/2027	350,000	352,934

The accompanying notes are an integral part of the financial statements.

100

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Spectrum Income Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Federal National Mortgage Association, Series 2003-40, Class NI 5.50% IO due 11/25/2028	$21,474	$310
Federal National Mortgage Association, Series 2003-88, Class TE 4.50% due 11/25/2014	400,000	403,267
Federal National Mortgage Association, Series 2004-21, Class AC 4.00% due 05/25/2016	40,966	41,239
Federal National Mortgage Association, Series 2006-3136, Class PB 6.00% due 01/15/2030	375,000	389,720
Federal National Mortgage Association, Series 2006-B2, Class AB 5.50% due 05/25/2014	275,929	283,135
Federal National Mortgage Association, Strip, Series 319, Class 2 6.50% IO due 02/01/2032	26,741	3,909
GE Capital Commercial Mortgage Corp., Series 2001-1, Class A2 6.531% due 05/15/2033	400,000	390,986
GE Capital Commercial Mortgage Corp., Series 2005-C4, Class A1 5.082% due 11/10/2045	285,889	277,437
GMAC Commercial Mortgage Securities, Inc., Series 2001-C2, Class A2 6.70% due 04/15/2034	60,000	58,829
Government National Mortgage Association, Series 1997-16, Class PL 6.50% due 10/20/2027	429,000	447,404
Government National Mortgage Association, Series 1998-12, Class Z 6.50% due 05/20/2028	34,678	36,046
Government National Mortgage Association, Series 1998-6, Class EA zero coupon PO due 03/16/2028	32,556	29,077
Government National Mortgage Association, Series 2001-48, Class PC 6.50% due 10/20/2031	226,286	235,431
Government National Mortgage Association, Series 2001-56, Class PH 6.50% due 11/20/2031	299,692	310,843
Government National Mortgage Association, Series 2003-3, Class LM 5.50% due 02/20/2032	416,591	426,039
Government National Mortgage Association, Series 2003-49, Class C 4.485% due 10/16/2033 (b)	59,000	56,223
Government National Mortgage Association, Series 2004-1, Class 1 zero coupon PO due 07/20/2034	220,111	198,358
Government National Mortgage Association, Series 2004-108, Class A 3.999% due 05/16/2027	236,786	237,264
Government National Mortgage Association, Series 2004-43, Class A 2.822% due 12/16/2019	773,105	767,498
Government National Mortgage Association, Series 2004-43, Class D 4.994% due 03/16/2030 (b)	49,000	49,445

Spectrum Income Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Government National Mortgage Association, Series 2004-44, Class PC 5.50% due 05/20/2031	$927,000	$953,113
Government National Mortgage Association, Series 2005-94, Class PB 5.50% due 12/20/2035	135,000	135,929
Government National Mortgage Association, Series 2007-77, Class B 4.314% due 10/16/2029 (b)	400,000	402,268
Government National Mortgage Association, Series 2008-8, Class A 3.612% due 11/16/2027	1,031,002	1,030,912
Greenwich Capital Commercial Funding Corp., Series 2004-GG1, Class A3 4.344% due 06/10/2036	53,465	53,070
Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class A2 4.305% due 08/10/2042	784,777	742,606
Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class A3 4.569% due 08/10/2042 (b)	600,000	500,015
Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class AAB 4.619% due 08/10/2042 (b)	124,000	103,132
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A1 5.233% due 03/10/2039	272,034	255,969
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A4 5.444% due 03/10/2039	675,000	513,764
GS Mortgage Securities Corp. II, Series 2006-GG6, Class A4 5.553% due 04/10/2038 (b)	720,000	583,144
JPMorgan Chase Commercial Mortgage Security Corp., Series 2006-LDP9, Class A3 5.336% due 05/15/2047	455,000	341,330
JPMorgan Mortgage Acquisition Corp., Series 2007-CH1, Class AV2 1.455% due 11/25/2036	132,044	114,287
JPMorgan Mortgage Trust, Series 2005-A7, Class 3A1 5.3487% due 10/25/2035 (b)	1,013,126	760,873
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2001-CIB2, Class A2 6.244% due 04/15/2035	615,461	606,240
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2001-CIBC, Class A3 6.26% due 03/15/2033	223,884	218,826
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2003-LN1, Class A1 4.134% due 10/15/2037	451,475	411,985
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP4, Class ASB 4.824% due 10/15/2042 (b)	533,000	429,719
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-CB14, Class A4 5.481% due 12/12/2044 (b)	60,000	48,238
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-CB17, Class A1 5.279% due 12/12/2043	178,795	167,271

The accompanying notes are an integral part of the financial statements.

101

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Spectrum Income Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP9, Class A1 5.17% due 05/15/2047	$213,902	$201,846
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LD11, Class A4 5.8187% due 06/15/2049 (b)	440,000	310,739
LB-UBS Commercial Mortgage Trust, Series 2003-C7, Class A3 4.559% due 09/15/2027 (b)	525,000	495,977
LB-UBS Commercial Mortgage Trust, Series 2004-C2, Class A2 3.246% due 03/15/2029	628,619	624,935
LB-UBS Commercial Mortgage Trust, Series 2005-C1, Class A4 4.742% due 02/15/2030	688,000	564,689
LB-UBS Commercial Mortgage Trust, Series 2006-C1, Class A1 5.018% due 02/15/2031	292,064	282,674
LB-UBS Commercial Mortgage Trust, Series 2006-C1, Class A4 5.156% due 02/15/2031	117,500	93,284
LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class A3 5.43% due 02/15/2040	50,000	35,935
Morgan Stanley Capital I, Series 2006-T23, Class A4 5.8105% due 08/12/2041	460,000	374,773
Morgan Stanley Capital I, Series 2007-HQ11, Class A4 5.447% due 02/12/2044 (b)	1,200,000	890,047
Morgan Stanley Capital I, Series 2007-IQ14, Class A4 5.692% due 04/15/2049 (b)	635,000	476,538
Morgan Stanley Capital I, Series 2007-IQ15, Class A4 5.881% due 06/11/2049 (b)	1,075,000	796,439
Morgan Stanley Capital I, Series 2007-T27, Class A1 5.606% due 06/11/2042	616,064	568,077
Morgan Stanley Capital I, Series 2007-T27, Class A2 5.6499% due 06/13/2042 (b)	400,000	315,517
Morgan Stanley Capital I, Series 2007-T27, Class A4 5.6504% due 06/13/2042 (b)	625,000	477,103
Morgan Stanley Capital I, Series 2008-T29, Class A4 6.2802% due 01/11/2043 (b)	50,000	38,761
Morgan Stanley Dean Witter Capital I, Series 2002-TOP7 Class A1 5.38% due 01/15/2039	20,068	19,771
Morgan Stanley Dean Witter Capital I, Series 2002-TOP7, Class A2 5.98% due 01/15/2039	312,000	295,639
Morgan Stanley Capital I, Series 2006-T23, Class A1 5.682% due 08/12/2041	152,384	144,838
PNC Mortgage Acceptance Corp., Series 1999-CM1, Class A1B 7.33% due 12/10/2032 (b)	807,234	807,410
Vendee Mortgage Trust, Series 1996-3, Class 4 9.5962% due 03/15/2025 (b)	14,543	16,196
Wells Fargo Mortgage Backed Securities Trust, Series 2003-O, Class 5A1 4.8263% due 01/25/2034 (b)	496,394	395,381

Spectrum Income Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR2, Class 2A2 4.5523% due 03/25/2035 (b)	$351,758	$231,159
Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR2, Class 3A1 4.9286% due 03/25/2035 (b)	215,969	160,118
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR12, Class 1A1 6.0335% due 09/25/2036 (b)	1,208,064	720,581
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR16, Class A1 5.6651% due 10/25/2036 (b)	964,786	649,562

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $44,995,894)		$40,491,682

ASSET BACKED SECURITIES - 2.05%
AmeriCredit Automobile Receivables Trust, Series 2006-RM, Class A3 5.53% due 01/06/2014	1,975,000	1,526,315
BankBoston Home Equity Loan Trust, Series 1998-2, Class A6 6.64% due 12/25/2028	42,802	34,149
Bay View Auto Trust, Series 2005-3, Class A4 5.01% due 06/25/2014	282,223	280,327
Cabela’s Master Credit Card Trust, Series 2005-1A, Class A1 4.97% due 10/15/2013 (f)	135,000	122,109
Capital Auto Receivables Asset Trust, Series 2006-SN1A, Class B 5.50% due 04/20/2010 (f)	275,000	266,102
Capital Auto Receivables Asset Trust, Series 2006-SN1A, Class A4A 5.32% due 03/20/2010 (f)	1,392,864	1,378,078
Capital Auto Receivables Asset Trust, Series 2006-SN1A, Class A4B 0.6175% due 03/20/2010 (b)(f)	271,359	265,649
Capital One Multi-Asset Execution Trust, Series 2003-C3, Class C3 3.445% due 07/15/2016 (b)	40,000	11,768
Capital One Multi-Asset Execution Trust, Series 2003-C4, Class C4 6.00% due 08/15/2013	335,000	198,153
Capital One Multi-Asset Execution Trust, Series 2007-C3, Class C3 1.485% due 04/15/2013	130,000	73,300
Capital One Multi-Asset Execution Trust, Series 2008-A1, Class A 1.945% due 11/15/2012 (b)(f)	1,125,000	1,067,906
Capital One Prime Auto Receivables Trust, Series 2006-1, Class A4 5.01% due 11/15/2011	540,000	530,437
Capital One Prime Auto Receivables Trust, Series 2006-2, Class A4 4.94% due 07/15/2012	450,000	430,219
Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2002-2, Class 1M1 5.599% due 09/25/2031	17,286	13,897
Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2002-4, Class 2A1 1.2112% due 10/25/2032 (b)	9,353	8,024

The accompanying notes are an integral part of the financial statements.

102

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Spectrum Income Trust (continued)

	Shares or Principal Amount	Value

ASSET BACKED SECURITIES (continued)
Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2003-3, Class 1A6 3.717% due 10/25/2014	$117,140	$101,570
Citibank Credit Card Issuance Trust, Series 2006-A2, Class A2 4.85% due 02/10/2011	1,075,000	1,074,476
Citibank Credit Card Issuance Trust, Series 2007-A5, Class A5 5.50% due 06/22/2012	1,100,000	1,079,101
CNH Equipment Trust, Series 2007-A, Class A3 4.99% due 10/15/2010	199,305	198,628
CNH Equipment Trust, Series 2007-A, Class B 5.09% due 06/16/2014	295,000	198,593
Daimler Chrysler Auto Trust, Series 2008-A, Class A3A 3.70% due 06/08/2012	475,000	443,238
Detroit Edison Securitization Funding LLC, Series 2001-1, Class A5 6.42% due 03/01/2015	425,000	432,665
Florida Power & Light Recovery Funding LLC, Series 2007-A, Class A2 5.044% due 08/01/2015	700,000	687,104
GE Capital Credit Card Master Note Trust, Series 2006-1, Class A 5.08% due 09/15/2012	345,000	336,484
GE Equipment Small Ticket LLC, Series 2005-1A, Class A4 4.51% due 12/22/2014 (f)	215,549	213,874
Honda Auto Receivables Owner Trust, Series 2007-1, Class A3 5.10% due 03/18/2011	348,736	347,072
Household Automotive Trust, Series 2006-2, Class A4 5.67% due 06/17/2013	220,000	191,612
Hyundai Auto Receivables Trust, Series 2006-A, Class A4 5.26% due 11/15/2012	160,000	155,961
John Deere Owner Trust, Series 2005-A, Class A4 4.16% due 05/15/2012	22,944	22,812
John Deere Owner Trust, Series 2006-A, Class A4 5.39% due 06/17/2013	225,000	223,754
John Deere Owner Trust, Series 2008-A, Class A2 3.63% due 03/15/2011	481,705	476,843
John Deere Owner Trust, Series 2008-A, Class A3 4.18% due 06/15/2012	300,000	287,594
JPMorgan Auto Receivables Trust, Series 2007-A, Class A4 5.19% due 02/15/2014 (f)	240,000	228,829
M&I Auto Loan Trust, Series 2005-1, Class A4 4.86% due 03/21/2011	75,460	74,339
Marriott Vacation Club Owner Trust, Series 2006-1A, Class A 5.737% due 04/20/2028 (f)	516,330	421,761
Marriott Vacation Club Owner Trust, Series 2006-1A, Class B 5.827% due 04/20/2028 (f)	17,429	14,777
Marriott Vacation Club Owner Trust, Series 2006-2A, Class A 5.362% due 10/20/2028 (f)	184,080	149,676

Spectrum Income Trust (continued)

	Shares or Principal Amount	Value

ASSET BACKED SECURITIES (continued)
MBNA Credit Card Master Note Trust, Series 2006-C3, Class C3 1.485% due 10/15/2013 (b)	$425,000	$183,173
MBNA Credit Card Master Note Trust, Series 2005-A3, Class A3 4.10% due 10/15/2012	250,000	241,365
Nissan Auto Receivables Owner Trust, Series 2008-A, Class A3 3.89% due 08/15/2011	275,000	265,043
Nordstrom Private Label Credit Card Master Note Trust, Series 2007-1A, Class A 4.92% due 05/15/2013 (f)	350,000	333,997
Peco Energy Transition Trust, Series 2000-A, Class A4 7.65% due 03/01/2010	500,000	511,286
Peco Energy Transition Trust, Series 2001-A, Class A1 6.52% due 12/31/2010	381,000	383,932
PSE&G Transition Funding LLC, Series 2001-1, Class A6 6.61% due 06/15/2015	412,000	420,285
Reliant Energy Transport Bond Company, Series 2001-1, Class A4 5.63% due 09/15/2015	284,000	281,090
Residential Asset Mortgage Products, Inc., Series 2003-RZ2, Class A1 3.60% due 04/25/2033	19,285	17,141
SLM Student Loan Trust, Series 2008-4, Class A2 4.585% due 07/25/2016 (b)	725,000	654,856
SLM Student Loan Trust, Series 2008-6, Class A1 3.935% due 10/27/2014	525,000	507,918
Sovereign Bank Home Equity Loan Trust, Series 2000-1, Class A6 7.25% due 02/25/2015	4,064	3,061
Triad Auto Receivables Owner Trust, Series 2006-B, Class A3 5.41% due 08/12/2011	177,632	172,645
Triad Auto Receivables Owner Trust, Series 2006-B, Class A4 5.52% due 11/12/2012	525,000	445,213
USAA Auto Owner Trust, Series 2005-2, Class A4 4.17% due 02/15/2011	94,642	93,022
USAA Auto Owner Trust, Series 2007-1, Class A4 5.55% due 02/15/2013	780,000	743,621
USAA Auto Owner Trust, Series 2007-2, Class A3 4.90% due 02/15/2012	1,200,000	1,185,527
USAA Auto Owner Trust, Series 2008-1, Class A3 4.16% due 04/16/2012	425,000	407,867
Volkswagen Auto Loan Enhanced Trust, Series 2007-1, Class A3 5.20% due 01/20/2010	87,386	87,188
Volkswagen Auto Lease Trust, Series 2006-A, Class A4 5.54% due 04/20/2011	385,000	384,919
Wachovia Auto Loan Owner Trust, Series 2007-1, Class A3A 5.29% due 04/20/2012	350,000	334,296

The accompanying notes are an integral part of the financial statements.

103

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Spectrum Income Trust (continued)

	Shares or Principal Amount		Value

ASSET BACKED SECURITIES (continued)
Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class A4 5.572% due 10/15/2048 (b)		$220,000	$169,039
Wachovia Auto Owner Trust, Series 2006-A, Class A4 5.38% due 03/20/2013		225,000	203,145

TOTAL ASSET BACKED SECURITIES (Cost $23,414,546)			$21,596,825

SUPRANATIONAL OBLIGATIONS - 0.33%

Government - 0.33%
European Investment Bank 8.75% due 08/25/2017	GBP	350,000	687,779
European Investment Bank, EMTN 4.75% due 10/15/2017	EUR	990,000	1,470,123
Inter-American Development Bank 4.40% due 01/26/2026	CAD	579,000	433,990
International Finance Corp., MTN 7.50% due 02/28/2013	AUD	680,000	525,207
Queensland Treasury Corp., Series 17 6.00% due 09/14/2017		445,000	335,119

			3,452,218

TOTAL SUPRANATIONAL OBLIGATIONS (Cost $3,760,880)			$3,452,218

SHORT TERM INVESTMENTS - 8.24%
Bank of New York 5.41% due 05/15/2009		$300,000	$303,111
John Hancock Cash Investment Trust, 1.2465% (c)(h)		14,038,374	14,038,374
T. Rowe Price Reserve Investment Fund, 1.5309%		72,448,258	72,448,258

TOTAL SHORT TERM INVESTMENTS (Cost $86,789,743)			$86,789,743

REPURCHASE AGREEMENTS - 0.01%
Repurchase Agreement with State Street Corp. dated 12/31/2008 at 0.00% to be repurchased at $104,000 on 01/02/2009, collateralized by $95,000 Federal National Mortgage Association, 5.00% due 04/15/2015 (valued at $108,538, including interest)		$104,000	$104,000

TOTAL REPURCHASE AGREEMENTS (Cost $104,000)			$104,000

Total Investments (Spectrum Income Trust) (Cost $1,175,194,840) - 100.15%			$1,054,530,957
Liabilities in Excess of Other Assets - (0.15)%			(1,567,754)

TOTAL NET ASSETS - 100.00%			$1,052,963,203

Strategic Bond Trust

	Shares or Principal Amount	Value

U.S. TREASURY OBLIGATIONS - 2.08%

Treasury Inflation-Protected
Securities (d) - 1.89%
2.00% due 01/15/2016	$54,577	$52,266
2.375% due 01/15/2017	709,025	703,430
2.625% due 07/15/2017 ***	240,419	246,373
2.375% due 01/15/2025 (a)***	10,343,970	10,166,178

		11,168,247
U.S. Treasury Bonds - 0.03% 5.375% due 02/15/2031	150,000	206,109
U.S. Treasury Notes - 0.16%
1.25% due 11/30/2010	100,000	101,074
1.50% due 12/31/2013	850,000	848,074

		949,148

TOTAL U.S. TREASURY OBLIGATIONS (Cost $13,361,948)		$12,323,504

U.S. GOVERNMENT AGENCY OBLIGATIONS - 41.81%

Federal Home Loan Bank - 12.27%
4.50% due 10/09/2009	42,300,000	43,573,103
5.00% due 09/18/2009 (a)	28,100,000	28,959,664

		72,532,767
Federal Home Loan Mortgage Corp. - 4.63%
5.00% due 12/01/2034	132,798	135,713
5.45% due 07/09/2010	240,000	240,216
5.50% due 11/01/2035 to 01/01/2038	24,359,101	24,962,584
5.50% TBA **	2,000,000	2,048,281

		27,386,794
Federal National Mortgage Association - 21.95%
4.415% due 11/01/2035	228,812	228,345
5.00% due 08/01/2034 to 11/01/2036	7,044,713	7,211,916
5.00% TBA **	59,800,000	61,108,125
5.25% due 08/01/2012	290,000	305,666
5.50% due 02/01/2035 to 05/01/2038	31,118,020	31,876,129
5.50% TBA **	26,240,000	26,920,600
6.00% due 04/18/2036	970,000	1,091,698
6.00% TBA **	500,000	519,297
6.25% due 02/01/2011	360,000	381,471
7.50% due 07/01/2030 to 02/01/2031	13,508	14,213
8.00% due 08/01/2027	62,068	65,607
8.80% due 01/25/2019	47,284	51,857
10.40% due 04/25/2019	11,421	12,287

		129,787,211
Government National Mortgage Association - 2.96%
5.00% due 04/15/2034 to 04/15/2035	4,222,870	4,346,624
5.00% TBA **	200,000	205,250
6.00% TBA **	12,500,000	12,902,836
7.50% due 04/15/2022 to 10/15/2027	17,798	18,760

		17,473,470

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $241,431,756)		$247,180,242

The accompanying notes are an integral part of the financial statements.

104

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Strategic Bond Trust (continued)

	Shares or Principal Amount		Value

FOREIGN GOVERNMENT OBLIGATIONS - 3.74%

Brazil - 1.58%
Federative Republic of Brazil
6.00% due 05/15/2015	BRL	1,130,000	$781,022
10.00% due 01/01/2012		1,938,000	780,140
10.00% due 07/01/2010		18,700,000	7,798,301
10.00% due 01/01/2010		1,000	420

			9,359,883
Indonesia - 0.29%
Republic of Indonesia 11.00% due 09/15/2025	IDR	22,533,000,000	1,703,813
Italy - 0.41%
Republic of Italy 5.804% due 10/25/2032		$1,948,000	2,419,611
Russia - 0.66%
Government of Russia 7.50% due 03/31/2030		4,445,280	3,876,995
Turkey - 0.80%
Republic of Turkey 6.875% due 03/17/2036		5,731,000	4,756,730

TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $25,683,085)			$22,117,032

CORPORATE BONDS - 47.16%

Basic Materials - 3.16%
Abitibi-Consolidated Company of Canada 13.75% due 04/01/2011 (f)		980,000	627,200
Appleton Papers, Inc. 8.125% due 06/15/2011		50,000	34,500
Appleton Papers, Inc., Series B 9.75% due 06/15/2014		430,000	251,550
Arco Chemical Company 9.80% due 02/01/2020		100,000	11,000
Evraz Group SA 8.875% due 04/24/2013 (f)		1,460,000	744,600
Freeport-McMoRan Copper & Gold, Inc. 8.375% due 04/01/2017		2,560,000	2,099,200
Georgia Gulf Corp.
9.50% due 10/15/2014		40,000	12,000
10.75% due 10/15/2016		905,000	217,200
GTL Trade Finance, Inc. 7.25% due 10/20/2017 (f)		3,310,000	2,776,627
Huntsman International LLC 7.875% due 11/15/2014		95,000	50,825
Methanex Corp. 8.75% due 08/15/2012		205,000	179,887
Montell Finance Company BV 8.10% due 03/15/2027 (f)		270,000	5,400
NewPage Corp. 9.4425% due 05/01/2012 (b)		2,545,000	973,462
Noranda Aluminium Holding Corp. 8.345% due 11/15/2014 (b)		240,000	38,400
Novelis, Inc. 7.25% due 02/15/2015		3,055,000	1,771,900
Ryerson, Inc. 12.25% due 11/01/2015 (f)		4,235,000	2,615,113
Smurfit Capital Funding PLC 7.50% due 11/20/2025		300,000	177,000

Strategic Bond Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Basic Materials (continued)
Steel Dynamics, Inc. 7.375% due 11/01/2012	$150,000	$109,500
Tube City IMS Corp. 9.75% due 02/01/2015	235,000	82,250
Vale Overseas, Ltd.
6.875% due 11/21/2036	4,625,000	4,198,113
8.25% due 01/17/2034	50,000	53,135
Vedanta Resources PLC 8.75% due 01/15/2014 (f)	820,000	492,000
Verso Paper Holdings LLC, Series B 11.375% due 08/01/2016	980,000	294,000
Weyerhaeuser Company 6.75% due 03/15/2012	990,000	886,198

		18,701,060
Communications - 4.76%
Affinion Group, Inc.
10.125% due 10/15/2013	670,000	489,100
11.50% due 10/15/2015	170,000	102,213
ALLTEL Communications, Inc., PIK 10.375% due 12/01/2017 (f)	190,000	212,800
AT&T Broadband Corp. 8.375% due 03/15/2013	1,580,000	1,634,548
AT&T, Inc. 5.60% due 05/15/2018	420,000	427,620
Charter Communications Holdings I LLC 11.00% due 10/01/2015	3,554,000	621,950
Charter Communications Holdings II LLC 10.25% due 10/01/2013 (a)	480,000	172,800
Charter Communications Holdings LLC
11.75 due 05/15/2011	2,980,000	357,600
12.125 due 01/15/2012	90,000	10,800
Charter Communications, Inc. 10.875% due 09/15/2014	550,000	440,000
Cincinnati Bell Telephone Company 6.30% due 12/01/2028	70,000	44,100
Citizens Communications Company 7.875% due 01/15/2027	300,000	174,000
Comcast Corp.
6.50% due 01/15/2015	860,000	845,321
6.50% due 01/15/2017	450,000	444,471
CSC Holdings, Inc. 6.75% due 04/15/2012	400,000	366,000
CSC Holdings, Inc., Series B
8.125% due 08/15/2009	550,000	547,250
8.125% due 07/15/2009	75,000	74,625
Deutsche Telekom International Finance BV 5.75% due 03/23/2016	820,000	784,935
Dex Media West LLC 9.875% due 08/15/2013	145,000	34,438
Echostar DBS Corp. 7.75% due 05/31/2015	1,425,000	1,211,250
Expedia, Inc. 8.50% due 07/01/2016 (f)	45,000	33,525
Hawaiian Telcom Communications, Inc., Series B 12.50% due 05/01/2015 ^	165,000	825
Idearc, Inc. 8.00% due 11/15/2016	1,780,000	133,500

The accompanying notes are an integral part of the financial statements.

105

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued (showing percentage of total net assets)

Strategic Bond Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Communications (continued)
Intelsat Bermuda, Ltd. 11.25% due 06/15/2016	$710,000	$646,100
Level 3 Financing, Inc. 9.25% due 11/01/2014	670,000	388,600
News America, Inc.
5.30% due 12/15/2014	5,010,000	4,614,175
6.65% due 11/15/2037	70,000	69,283
Nextel Communications, Inc. 6.875% due 10/31/2013	250,000	106,250
Nordic Telephone Company Holdings 8.875% due 05/01/2016 (f)	715,000	500,500
Qwest Communications International, Inc., Series B 7.50% due 02/15/2014	555,000	396,825
Qwest Corp. 5.2463% due 06/15/2013 (b)	30,000	22,350
Rogers Wireless, Inc. 8.00% due 12/15/2012	140,000	134,050
Royal KPN NV 8.00% due 10/01/2010	1,090,000	1,100,031
Sprint Capital Corp. 8.375% due 03/15/2012	2,920,000	2,336,000
Telecom Italia Capital SA 5.25% due 10/01/2015	880,000	669,900
Time Warner Entertainment Company LP 8.375% due 07/15/2033	820,000	827,486
Time Warner, Inc. 7.625% due 04/15/2031	1,775,000	1,744,488
TL Acquisitions, Inc. 10.50% due 01/15/2015 (f)	2,580,000	1,057,800
True Move Company, Ltd. 10.75% due 12/16/2013 (f)	680,000	251,600
Verizon Communications, Inc. 5.50% due 02/15/2018	1,440,000	1,385,058
Verizon Florida LLC, Series F 6.125% due 01/15/2013	520,000	495,587
Vimpelcom 8.375% due 04/30/2013 (f)	1,220,000	780,800
Virgin Media, Inc. 9.125% due 08/15/2016	1,395,000	1,032,300
Windstream Corp. 8.625% due 08/01/2016	470,000	415,950

		28,138,804

Consumer, Cyclical - 3.17%
Blockbuster, Inc. 9.00% due 09/01/2012 (a)	1,670,000	809,950
Boyd Gaming Corp. 6.75% due 04/15/2014	575,000	362,250
Buffets, Inc. 12.50% due 11/01/2014 ^	300,000	563
Choctaw Resort Development Enterprise 7.25% due 11/15/2019 (f)	386,000	200,720
Continental Airlines, Inc., Series C 7.339% due 04/19/2014	170,000	98,572
CVS Corp. 9.35% due 01/10/2023 (f)	3,000,000	2,787,269
CVS Pass-Through Trust 6.036% due 12/10/2028 (f)	810,642	493,057

Strategic Bond Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Consumer, Cyclical (continued)
DAE Aviation Holdings, Inc. 11.25% due 08/01/2015 (f)	$3,550,000	$1,455,500
Dollar General Corp., PIK 11.875% due 07/15/2017	510,000	436,050
El Pollo Loco, Inc. 11.75% due 11/15/2013	140,000	103,600
Ford Motor Company
6.625% due 10/01/2028	225,000	49,500
7.45% due 07/16/2031	8,155,000	2,283,400
8.875% due 01/15/2022	145,000	34,800
8.90% due 01/15/2032	150,000	36,000
General Motors Corp.
8.25% due 07/15/2023	870,000	143,550
8.375% due 07/15/2033	18,270,000	3,197,250
Inn of the Mountain Gods Resort & Casino 12.00% due 11/15/2010	345,000	113,850
Interface, Inc.
9.50% due 02/01/2014	150,000	120,000
10.375% due 02/01/2010	225,000	222,750
K Hovnanian Enterprises, Inc. 11.50% due 05/01/2013	1,125,000	855,000
Keystone Automotive Operations, Inc. 9.75% due 11/01/2013	160,000	60,800
MGM Mirage, Inc.
7.625% due 01/15/2017	400,000	258,000
8.375% due 02/01/2011	245,000	145,775
Michaels Stores, Inc. 10.00% due 11/01/2014 (a)	1,120,000	509,600
Mohegan Tribal Gaming Authority
6.875% due 02/15/2015	250,000	126,250
7.125% due 08/15/2014	225,000	113,625
Neiman Marcus Group, Inc. 9.00% due 10/15/2015 (f)	2,715,000	1,194,600
Norcraft Companies LP 9.00% due 11/01/2011	720,000	612,000
Norcraft Holdings Capital 9.75 due 09/01/2012	285,000	212,325
River Rock Entertainment Authority 9.75% due 11/01/2011	40,000	33,200
Sbarro, Inc. 10.375% due 02/01/2015	240,000	126,000
Station Casinos, Inc. 7.75% due 08/15/2016	420,000	79,800
Suburban Propane Partners LP 6.875% due 12/15/2013	560,000	459,200
Visteon Corp.
8.25% due 08/01/2010	814,000	252,340
12.25% due 12/31/2016 (f)	2,102,000	504,480
Wal-Mart Stores, Inc. 5.80% due 02/15/2018	210,000	232,376

		18,724,002
Consumer, Non-cyclical - 4.25%
Advanced Medical Optics, Inc. 7.50% due 05/01/2017	645,000	328,950
Alliance One International, Inc.
8.50% due 05/15/2012	60,000	44,100
11.00% due 05/15/2012	600,000	498,000

The accompanying notes are an integral part of the financial statements.

106

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued (showing percentage of total net assets)

Strategic Bond Trust (continued)

	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Consumer, Non-cyclical (continued)
Altria Group, Inc. 9.70% due 11/10/2018	$780,000	$843,047
American Greetings Corp. 7.375% due 06/01/2016	30,000	20,100
Ashtead Capital, Inc. 9.00% due 08/15/2016 (f)	831,000	427,965
Biomet, Inc.
10.375% due 10/15/2017	570,000	450,300
11.625% due 10/15/2017	1,520,000	1,299,600
Community Health Systems, Inc. 8.875% due 07/15/2015	540,000	496,800
Corrections Corp. of America 6.75% due 01/31/2014	350,000	326,375
DaVita, Inc. 7.25% due 03/15/2015	610,000	579,500
DI Finance/DynCorp International LLC, Series B 9.50% due 02/15/2013	500,000	435,625
Dole Food Company, Inc.
8.625% due 05/01/2009	1,300,000	1,176,500
8.875% due 03/15/2011	742,000	463,750
Education Management Corp. 10.25% due 06/01/2016	1,550,000	1,123,750
H&E Equipment Services, Inc. 8.375% due 07/15/2016	670,000	355,100
HCA, Inc.
6.375% due 01/15/2015	630,000	384,300
7.50% due 11/15/2095	60,000	25,423
9.125% due 11/15/2014	1,030,000	955,325
9.25% due 11/15/2016	1,820,000	1,669,850
9.625% due 11/15/2016	4,003,000	3,122,340
Hertz Corp. 10.50% due 01/01/2016	2,435,000	1,110,969
Humana, Inc. 6.30% due 08/01/2018	1,980,000	1,483,307
Kroger Company
6.15% due 01/15/2020	80,000	78,930
6.40% due 08/15/2017	60,000	60,508
Leiner Health Products, Inc. 11.00% due 06/01/2012 ^ (a)	770,000	38,500
Penhall International Corp. 12.00% due 08/01/2014 (f)	2,875,000	1,092,500
Rental Service Corp. 9.50% due 12/01/2014	3,565,000	1,960,750
Service Corp. International
7.50% due 04/01/2027	45,000	28,800
7.625% due 10/01/2018	105,000	77,700
Tenet Healthcare Corp.
6.875% due 11/15/2031	6,200,000	2,604,000
7.375% due 02/01/2013	9,000	6,413
U.S. Investigations Services, Inc. 10.50% due 11/01/2015 (f)	750,000	547,500
U.S. Oncology Holdings, Inc., PIK 8.3344% due 03/15/2012	337,000	212,310
Universal Hospital Services, Inc.
5.9425% due 06/01/2015 (b)	70,000	42,700
8.50% due 06/01/2015	60,000	42,600

Strategic Bond Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Consumer, Non-cyclical (continued)
Vanguard Health Holding Company II LLC
9.00% due 10/01/2014	$840,000	$701,400

		25,115,587
Diversified - 0.20%
Leucadia National Corp.
7.125% due 03/15/2017	10,000	7,425
8.125% due 09/15/2015	1,450,000	1,163,625
		1,171,050
Energy - 6.63%
Anadarko Finance Company, Series B 7.50% due 05/01/2031	1,370,000	1,211,459
Anadarko Petroleum Corp.
2.3963% due 09/15/2009 (b)	1,340,000	1,282,143
5.95% due 09/15/2016	100,000	88,331
Belden & Blake Corp. 8.75% due 07/15/2012	1,070,000	732,950
Chesapeake Energy Corp.
6.25% due 01/15/2018	245,000	181,300
6.625% due 01/15/2016	105,000	82,950
6.875% due 01/15/2016	550,000	440,000
7.00% due 08/15/2014	300,000	249,000
7.25% due 12/15/2018	305,000	237,900
Compagnie Generale de Geophysique SA 7.50% due 05/15/2015	95,000	58,900
Complete Production Services, Inc. 8.00% due 12/15/2016	350,000	220,500
Conoco, Inc. 6.95% due 04/15/2029	2,200,000	2,367,422
Corral Finans AB, PIK 6.2525% due 04/15/2010 (b)(f)	210,973	113,925
Dynegy Holdings, Inc. 7.75% due 06/01/2019	510,000	351,900
El Paso Corp.
7.00% due 06/15/2017	2,020,000	1,580,862
7.375% due 12/15/2012	725,000	626,132
7.75% due 01/15/2032	10,155,000	6,591,824
7.80% due 08/01/2031	3,373,000	2,197,520
7.875% due 06/15/2012	600,000	538,785
El Paso Natural Gas Company 8.375% due 06/15/2032	880,000	759,344
Enterprise Products Operating LP 8.375% due 08/01/2066 (b)	300,000	165,000
Exco Resources, Inc. 7.25% due 01/15/2011	515,000	401,700
Gaz Capital for Gazprom
6.212% due 11/22/2016 (f)	1,680,000	1,108,800
6.51% due 03/07/2022 (f)	930,000	553,350
8.625% due 04/28/2034	1,175,000	940,000
Hess Corp.
7.30% due 08/15/2031	1,220,000	1,110,024
7.875% due 10/01/2029	150,000	143,997
International Coal Group, Inc. 10.25% due 07/15/2014	325,000	243,750
KazMunaiGaz Finance Sub BV 8.375% due 07/02/2013 (f)	1,660,000	1,294,800
Kerr-McGee Corp. 6.95% due 07/01/2024	900,000	789,163

The accompanying notes are an integral part of the financial statements.

107

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued (showing percentage of total net assets)

Strategic Bond Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Energy (continued)
Key Energy Services, Inc. 8.375% due 12/01/2014	$250,000	$165,000
Kinder Morgan Energy Partners LP
5.00% due 12/15/2013	245,000	213,651
6.30% due 02/01/2009	190,000	189,817
6.75% due 03/15/2011	190,000	184,802
7.125% due 03/15/2012	25,000	24,145
Mariner Energy, Inc. 7.50% due 04/15/2013	140,000	89,600
OAO Gazprom 9.625% due 03/01/2013	300,000	273,000
Occidental Petroleum Corp. 7.00% due 11/01/2013	770,000	840,413
OPTI Canada, Inc.
7.875% due 12/15/2014	310,000	158,100
8.25% due 12/15/2014	200,000	108,000
Pemex Project Funding Master Trust
6.625% due 06/15/2035	9,343,000	7,908,849
6.625% due 06/15/2035 (f)	280,000	237,020
PetroHawk Energy Corp. 9.125% due 07/15/2013	205,000	166,050
Pride International, Inc. 7.375% due 07/15/2014	355,000	330,150
Quicksilver Resources, Inc. 7.125% due 04/01/2016	375,000	200,625
SemGroup LP 8.75% due 11/15/2015 ^ (f)	250,000	8,750
VeraSun Energy Corp.
9.375% due 06/01/2017 ^	170,000	20,400
9.875% due 12/15/2012 ^	375,000	225,000
W&T Offshore, Inc. 8.25% due 06/15/2014 (f)	160,000	86,400
Whiting Petroleum Corp. 7.00% due 02/01/2014	575,000	405,375
Williams Companies, Inc.
7.625% due 07/15/2019	75,000	58,594
7.875% due 09/01/2021	635,000	485,775
8.75% due 03/15/2032	227,000	169,115

		39,212,362
Financial - 16.07%
Aiful Corp. 5.00% due 08/10/2010 (f)	860,000	472,827
American General Finance Corp. 6.90% due 12/15/2017	410,000	177,437
American International Group, Inc., MTN 5.85% due 01/16/2018	240,000	160,868
Ashton Woods USA 9.50% due 10/01/2015 ^	130,000	26,000
Bank of America Corp. 5.42% due 03/15/2017	2,300,000	2,044,408
Bear Stearns Companies, Inc. 7.25% due 02/01/2018	3,860,000	4,230,004
CCM Merger, Inc. 8.00% due 08/01/2013 (f)	200,000	103,000
CDX North America High Yield, Series 8-T1 7.625% due 06/29/2012 (f)	13,494,600	12,246,349
Citigroup, Inc. 5.00% due 09/15/2014	1,570,000	1,380,944

Strategic Bond Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Financial (continued)
Citigroup, Inc. (continued)
5.875% due 05/29/2037	$12,160,000	$12,150,807
6.125% due 08/25/2036	70,000	62,706
6.875% due 03/05/2038	1,760,000	2,002,681
Countrywide Financial Corp. 6.25% due 05/15/2016	610,000	579,200
Credit Suisse USA, Inc. 5.50% due 08/16/2011	510,000	507,021
El Paso Performance-Linked Trust 7.75% due 07/15/2011 (f)	1,790,000	1,549,692
Emeralds 2006-1-O 2.4388% due 08/04/2020 (b)(f)	104,967	89,239
Ford Motor Credit Company LLC
7.00% due 10/01/2013	100,000	69,093
7.2463% due 06/15/2011 (b)	1,179,000	778,140
7.375% due 10/28/2009	130,000	114,169
7.5688% due 01/13/2012 (b)	110,000	71,500
7.80% due 06/01/2012	1,050,000	736,653
7.875% due 06/15/2010	2,825,000	2,260,508
9.875% due 08/10/2011	450,000	331,974
12.00% due 05/15/2015	16,410,000	12,254,315
Forest City Enterprises, Inc. 7.625% due 06/01/2015	10,000	3,500
General Motors Acceptance Corp. 5.85% due 01/14/2009	450,000	447,067
Glitnir Banki HF
6.33% due 07/28/2011 (f)	720,000	34,200
6.375% due 09/25/2012 ^ (f)	870,000	41,325
6.693% due 06/15/2016 (b)(f)	1,220,000	183
7.451% due 09/14/2049 (b)(f)	100,000	15
GMAC LLC
6.00% due 04/01/2011	2,846,000	2,224,180
8.00% due 11/01/2031	21,400,000	12,521,119
Goldman Sachs Group LP 4.50% due 06/15/2010	1,090,000	1,074,074
Hawker Beechcraft Acquisition Company LLC 8.875% due 04/01/2015	1,065,000	362,100
HSBC Finance Capital Trust IX 5.911% due 11/30/2035 (b)	3,200,000	1,834,909
ICICI Bank, Ltd.
6.375% due 04/30/2022 (b)(f)	746,000	391,734
6.375% due 04/30/2022 (b)	830,000	368,387
International Lease Finance Corp. 5.875% due 05/01/2013	1,545,000	1,031,447
JPMorgan Chase & Company
2.125% due 06/22/2012	900,000	903,748
6.625% due 03/15/2012	1,925,000	1,971,964
Kaupthing Bank HF
7.125% due 05/19/2016 ^ (f)	440,000	3,300
7.625% due 02/28/2015 ^ (f)	2,410,000	72,300
Lehman Brothers Holdings, Inc.
4.50% due 07/26/2010 ^	1,380,000	131,100
6.20% due 09/26/2014 ^	440,000	41,800
Lehman Brothers Holdings, Inc., MTN
5.625% due 01/24/2013 ^	260,000	24,700
6.75% due 12/28/2017 ^	2,170,000	217
Merrill Lynch & Company, Inc. 5.70% due 05/02/2017	1,600,000	1,417,530

The accompanying notes are an integral part of the financial statements.

108

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued (showing percentage of total net assets)

Strategic Bond Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Financial (continued)
Morgan Stanley
4.75% due 04/01/2014	$3,110,000	$2,369,475
4.9525% due 10/18/2016 (b)	430,000	295,863
Petroplus Finance, Ltd.
6.75% due 05/01/2014 (f)	175,000	111,125
7.00% due 05/01/2017 (f)	190,000	115,900
Realogy Corp.
10.50% due 04/15/2014	1,067,000	184,058
11.00% due 04/15/2014	625	72
12.375% due 04/15/2015	1,370,000	184,950
Residential Capital LLC 9.625% due 05/15/2015 (f)	4,000,000	1,160,000
RSHB Capital SA for OJSC Russian Agricultural Bank
6.299% due 05/15/2017 (f)	1,590,000	906,300
7.125% due 01/14/2014	1,140,000	787,022
Shinsei Finance Cayman, Ltd. 6.418% due 01/29/2049 (b)(f)	1,410,000	294,904
Snoqualmie Entertainment Authority
6.875% due 02/01/2014 (b)(f)	80,000	46,400
9.125% due 02/01/2015 (f)	300,000	186,000
TNK-BP Finance SA
7.50% due 07/18/2016 (f)	2,560,000	1,331,200
7.875% due 03/13/2018 (f)	600,000	300,000
TuranAlem Finance BV
8.25% due 01/22/2037 (f)	2,590,000	1,113,700
8.25% due 01/22/2037	430,000	184,900
Vanguard Health Holding Company I LLC 11.25% due 10/01/2015	500,000	392,500
Ventas Realty LP
6.50% due 06/01/2016	65,000	47,612
6.75% due 04/01/2017	275,000	209,000
Wachovia Corp. 5.25% due 08/01/2014	3,280,000	3,055,366
Wells Fargo Company 5.30% due 08/26/2011	2,360,000	2,393,257

		94,970,038
Industrial - 4.26%
Associated Materials, Inc.
zero coupon, Step up to 11.25% on 03/01/2009 due 03/01/2014	3,875,000	2,150,625
DRS Technologies, Inc.
6.625% due 02/01/2016	550,000	550,000
7.625% due 02/01/2018	50,000	50,000
Eastman Kodak Company
3.375% due 10/15/2033	7,830,000	6,267,798
7.25% due 11/15/2013	8,650,000	5,579,250
Graphic Packaging International Corp. 9.50% due 08/15/2013	280,000	193,200
Grupo Transportacion Ferroviaria Mexicana, SA de CV 9.375% due 05/01/2012	285,000	260,775
Kansas City Southern de Mexico SA de CV
7.375% due 06/01/2014	1,150,000	940,930
7.625% due 12/01/2013	80,000	65,600
Kansas City Southern Railway Company
7.50% due 06/15/2009	180,000	180,450

Strategic Bond Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Industrial (continued)
L-3 Communications Corp. 7.625% due 06/15/2012	$850,000	$830,875
Metals USA, Inc. 11.125% due 12/01/2015	650,000	383,500
NewPage Holding Corp. 10.265% due 11/01/2013 (b)	2,004,906	741,815
Nortek, Inc. 8.50% due 09/01/2014	190,000	43,700
NTK Holdings, Inc. 1.00% due 03/01/2014	1,305,000	280,575
NXP BV/NXP Funding LLC
7.875% due 10/15/2014	205,000	79,950
9.50% due 10/15/2015	40,000	7,600
Plastipak Holdings, Inc. 8.50% due 12/15/2015 (f)	150,000	100,500
Radnor Holdings Corp. 11.00% due 03/15/2010 ^	175,000	219
Saint Acquisition Corp.
9.8988% due 05/15/2015 (b)(f)	190,000	15,437
12.50% due 05/15/2017 (f)	675,000	61,594
Sequa Corp.
11.75% due 12/01/2015 (f)	190,000	72,200
13.50% due 12/01/2015 (f)	203,040	64,973
Tyco International Group SA
6.00% due 11/15/2013	90,000	84,448
6.125% due 01/15/2009	30,000	29,961
6.375% due 10/15/2011	280,000	275,224
6.75% due 02/15/2011	660,000	656,029
Tyco International, Ltd. 6.875% due 01/15/2021	5,130,000	3,966,890
Waste Management, Inc. 6.375% due 11/15/2012	1,370,000	1,277,563

		25,211,681
Technology - 0.38%
Activant Solutions, Inc. 9.50% due 05/01/2016	225,000	104,625
Ceridian Corp., PIK 12.25% due 11/15/2015 (f)	160,000	78,600
Electronic Data Systems Corp. 7.125% due 10/15/2009	1,370,000	1,392,776
Sensata Technologies B.V. 8.00% due 05/01/2014 (f)	290,000	130,500
SunGard Data Systems, Inc. 10.25% due 08/15/2015	795,000	524,700

		2,231,201
Utilities - 4.28%
AES Corp.
7.75% due 03/01/2014	4,966,000	4,370,080
7.75% due 10/15/2015	400,000	336,000
8.00% due 10/15/2017	3,505,000	2,874,100
9.375% due 09/15/2010	1,730,000	1,643,500
Dominion Resources, Inc. 5.70% due 09/17/2012	1,370,000	1,356,547
Edison Mission Energy
7.00% due 05/15/2017	460,000	400,200
7.20% due 05/15/2019	610,000	500,200
7.625% due 05/15/2027	230,000	178,250
7.75% due 06/15/2016	260,000	231,400

The accompanying notes are an integral part of the financial statements.

109

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued (showing percentage of total net assets)

Strategic Bond Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued) Utilities (continued)
Energy Future Holdings Corp. 11.25% due 11/01/2017 (f)	$5,310,000	$2,575,350
Exelon Corp. 5.625% due 06/15/2035	635,000	400,851
FirstEnergy Corp.
6.45% due 11/15/2011	820,000	775,110
7.375% due 11/15/2031	1,215,000	1,149,410
Mirant Mid Atlantic LLC, Series B 9.125% due 06/30/2017	760,349	684,314
Mirant North America LLC 7.375% due 12/31/2013	500,000	480,000
NRG Energy, Inc.
7.25% due 02/01/2014	1,725,000	1,612,875
7.375% due 02/01/2016	1,175,000	1,092,750
Orion Power Holdings, Inc. 12.00% due 05/01/2010	250,000	250,000
Pacific Gas & Electric Company 6.05% due 03/01/2034	930,000	987,715
TXU Corp., Series P 5.55% due 11/15/2014	1,580,000	738,220
TXU Corp., Series Q 6.50% due 11/15/2024	1,080,000	382,091
TXU Corp., Series R 6.55% due 11/15/2034	6,710,000	2,265,242

		25,284,205

TOTAL CORPORATE BONDS (Cost $416,325,873)		$278,759,990

COLLATERALIZED MORTGAGE OBLIGATIONS - 10.46%
Banc of America Commercial Mortgage, Inc., Series 2006-1, Class A4 5.372% due 09/10/2045 (b)	1,640,000	1,312,441
Banc of America Mortgage Securities, Series 2005-C, Class 2A1 4.7113% due 04/25/2035 (b)	226,858	133,352
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-12, Class 24A1 5.7827% due 02/25/2036 (b)	1,803,592	927,111
Bear Stearns Alt-A Trust, Series 2004-11, Class 2A2 5.4104% due 11/25/2034 (b)	850,618	466,674
Bear Stearns Structured Products, Inc., Series 2007-R11, Class A1A 1.0713% due 09/27/2037 (b)(f)	6,677,203	6,492,370
Commercial Mortgage Asset Trust, Series 1999-C1, Class C 7.35% due 01/17/2032	580,000	510,204
Commercial Mortgage Pass-Through Certificates, Series 2001-J2A, Class A1 5.447% due 07/16/2034	485,037	467,068
Countrywide Alternative Loan Trust, Series 2006-OA9, Class 1A1 0.7075% due 07/20/2046 (b)	3,655,662	1,267,962
Countrywide Alternative Loan Trust, Series 2006-OA9, Class 2A1B 0.7075% due 07/20/2046 (b)	3,773,495	1,229,356
Countrywide Home Loans, Series 2005-9, Class 2A1 0.6913% due 05/25/2035 (b)	139,219	54,783

Strategic Bond Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Countrywide Home Loans, Series 2006-HYB3, Class 2A1A 5.7024% due 04/20/2036 (b)	$237,743	$125,848
Countrywide Home Loans, Series 2004-25, Class 2A1 0.8113% due 02/25/2035 (b)	191,684	94,791
Credit Suisse Mortgage Capital Certificates, Series 2006-C1, Class A4 5.5519% due 02/15/2039 (b)	2,580,000	2,094,809
First Boston Mortgage Securities Corp., Series D, Class I-O 10.965% IO due 05/25/2017	17,211	4,519
First Union National Bank Commercial Mortgage, Series 2000-C1 0.5616% IO due 05/17/2032	24,920,794	244,812
GMAC Mortgage Corp. Loan Trust, Series 2005-AR5, Class 3A1 5.0677% due 09/19/2035 (b)	85,596	70,356
Green Tree Financial Corp., Series 1997-6, Class A8 7.07% due 01/15/2029	665,338	564,648
Greenpoint Mortgage Funding Trust, Series 2005-AR4, Class 1A1 0.7313% due 10/25/2045 (b)	297,449	133,774
Greenpoint Mortgage Funding Trust, Series 2006-AR5, Class A1A 0.5513% due 10/25/2046 (b)	911,983	746,021
Impac Secured Assets Corp., Series 2005-2, Class A1 0.7913% due 03/25/2036 (b)	1,346,747	624,807
IndyMac Index Mortgage Loan Trust, Series 2006-AR6, Class 2A1A 0.6713% due 06/25/2047 (b)	4,839,249	2,113,866
IndyMac Index Mortgage Loan Trust, Series 2007-AR15, Class 2A1 5.9401% due 08/25/2037 (b)	3,479,805	1,412,770
JPMorgan Chase Commercial Mortgage Securities Corp, Series 2006-CB15, Class A4 5.814% due 06/12/2043 (b)	3,960,000	3,046,754
JPMorgan Mortgage Trust, Series 2005-A6, Class 7A1 4.9626% due 08/25/2035 (b)	489,874	362,299
Luminent Mortgage Trust, Series 2006-4, Class A1A 0.6613% due 05/25/2046 (b)	2,893,319	1,282,102
Master Adjustable Rate Mortgages Trust., Series 2006-2, Class 3A1 4.8449% due 01/25/2036 (b)	1,073,626	856,364
Master Adjustable Rate Mortgages Trust., Series 2006-OA1, Class 1A1 0.6813% due 04/25/2046 (b)	3,549,070	1,389,263
Master Seasoned Securities Trust, Series 2005-2, Class 4A1 5.7335% due 10/25/2032 (b)	635,521	417,955
MASTR Asset Securitization Trust, Series 2003-6, Class 1A1 5.50% due 07/25/2033	1,183,561	1,053,056
Merit Securities Corp., Series 11PA, Class B2 1.9713% due 09/28/2032 (b)(f)	661,252	461,846
Merrill Lynch Mortgage Trust, Series 2006-C1, Class A4 5.6572% due 05/12/2039 (b)	1,810,000	1,474,060

The accompanying notes are an integral part of the financial statements.

110

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued (showing percentage of total net assets)

Strategic Bond Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Morgan Stanley Mortgage Loan Trust, Series 2004-11AR, Class 1A1 0.7913% due 01/25/2035 (b)	$1,479,425	$705,500
Morgan Stanley Mortgage Loan Trust, Series 2004-8AR, Class 4A1 5.3647% due 10/25/2034 (b)	660,779	336,080
Morgan Stanley Mortgage Loan Trust, Series 2006-8AR, Class 4A1 5.4594% due 06/25/2036 (b)	2,917,441	2,255,962
Novastar Mortgage-Backed Notes, Series 2006-MTA1, Class 2A1A 0.6613% due 09/25/2046 (b)	2,783,335	1,154,694
Prime Mortgage Trust, Series 2006-DR1, Class 2A2 6.00% due 05/25/2035 (f)	3,561,537	2,302,339
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-18, Class 5A1 5.5214% due 09/25/2035 (b)	1,829,717	932,135
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-21, Class 1A 6.0001% due 11/25/2035 (b)	2,252,813	1,238,643
Structured Asset Mortgage Investments, Inc., Series 2005-AR3, Class 2A1 5.6476% due 08/25/2035 (b)	203,197	142,807
Structured Asset Mortgage Investments, Inc., Series 2005-AR4, Class A1 0.7813% due 12/25/2035 (b)	704,532	331,852
Structured Asset Mortgage Investments, Inc., Series 2006-AR6, Class 1A3 0.6613% due 07/25/2046 (b)	3,233,811	1,113,313
Thornburg Mortgage Securities Trust, Series 2006-1, Class A3 0.6413% due 01/25/2046 (b)	5,091,701	5,072,281
Thornburg Mortgage Securities Trust, Series 2006-3, Class A2 0.5763% due 05/25/2046 (b)	3,649,585	3,315,882
Thornburg Mortgage Securities Trust, Series 2006-3, Class A3 0.5813% due 06/25/2046 (b)	3,966,459	3,880,459
Thornburg Mortgage Securities Trust, Series 2007-4, Class 2A1 6.2082% due 09/25/2037 (b)	2,224,256	1,575,257
Thornburg Mortgage Securities Trust, Series 2007-4, Class 3A1 6.201% due 09/25/2037 (b)	2,123,314	1,629,039
WaMu Mortgage Pass-Through Certificates, Series 2005-AR11, Class A1B3 0.8713% due 08/25/2045 (b)	379,360	129,919
WaMu Mortgage Pass-Through Certificates, Series 2005-AR13, Class A1A1 0.7613% due 10/25/2045 (b)	977,771	534,035
WaMu Mortgage Pass-Through Certificates, Series 2005-AR17, Class A1A1 0.7413% due 12/25/2045 (b)	2,269,590	1,066,039
WaMu Mortgage Pass-Through Certificates, Series 2005-AR17, Class A1A2 0.7613% due 12/25/2045 (b)	378,265	175,233
WaMu Mortgage Pass-Through Certificates, Series 2005-AR6, Class 2A1A 0.7013% due 04/25/2045 (b)	622,307	293,782

Strategic Bond Trust (continued)

	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
WaMu Mortgage Pass-Through Certificates, Series 2005-AR8, Class 1A1A 0.7413% due 07/25/2045 (b)	$381,295	$953,798
Zuni Mortgage Loan Trust, Series 2006-OA1, Class A1 0.6013% due 08/25/2036 (b)	1,954,211	1,852,478

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $92,925,834)		$61,855,065

ASSET BACKED SECURITIES - 3.72%
ACE Securities Corp., Series 2006-GP1, Class A 0.6013% due 02/25/2031 (b)	1,940,879	1,402,057
Amortizing Residential Collateral Trust, Series 2002-BC6, Class M2 2.2713% due 08/25/2032 (b)	128,595	60,632
Asset Backed Securities Corp., Series 2003-HE2, Class M2 4.045% due 04/15/2033 (b)	94,515	46,839
Bear Stearns Asset Backed Securities Inc., Series 2007-SD1, Class 1A2A 6.00% due 10/25/2036	2,920,117	1,909,251
Bear Stearns Asset Backed Securities Inc., Series 2007-SD1, Class 1A3A 6.50% due 10/25/2036	2,768,292	2,190,810
Countrywide Asset-Backed Certificates, Series 2004-5, Class M4 1.7213% due 06/25/2034 (b)	308,908	127,282
GSAMP Trust, Series 2006-S4, Class A1 0.5613% due 05/25/2036 (b)	913,293	344,976
IndyMac Seconds Asset Backed Trust, Series 2006-A, Class A 0.6013% due 06/25/2036 (b)	2,711,529	459,725
Lehman XS Trust, Series 2007-9, Class 1A1 0.5913% due 06/25/2037 (b)	1,381,933	1,004,758
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-H1, Class 2A1 1.9713% due 10/25/2037 (b)	5,396,082	3,906,256
Mid State Trust, Series 6, Class A1 7.34% due 07/01/2035	1,056,733	1,037,094
Morgan Stanley Mortgage Loan Trust, Series 2006-4SL, Class A1 0.6213% due 03/25/2036 (b)	1,610,017	378,663
MSDWCC Heloc Trust, Series 2005-1, Class A 0.6613% due 07/25/2017 (b)	39,197	26,293
RAAC Series, Series 2006-RP2, Class A 0.7213% due 02/25/2037 (b)(f)	2,106,149	1,527,088
SACO I Trust, Inc., Series 2005-7, Class A 0.7513% due 09/25/2035 (b)	294,436	191,968
SACO I Trust, Inc., Series 2006-5, Class 1A 0.6213% due 04/25/2036 (b)	1,550,149	302,776
SACO I Trust, Inc., Series 2006-6, Class A 0.6013% due 06/25/2036 (b)	2,522,571	419,455
Sail Net Interest Margin Notes, Series 2004-2A, Class A 5.50% due 03/27/2034 (f)	46,524	5
SLM Student Loan Trust, Series 2006-5, Class A2 3.525% due 07/25/2017 (b)	1,729,317	1,677,145
Structured Asset Securities Corp., Series 2006-ARS1, Class A1 0.5813% due 02/25/2036 (b)(f)	1,832,161	239,406

The accompanying notes are an integral part of the financial statements.

111

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued (showing percentage of total net assets)

Strategic Bond Trust (continued)

	Shares or
	Principal
	Amount	Value

ASSET BACKED SECURITIES (continued)
Structured Asset Securities Corp., Series 2007-TC1, Class A 0.7713% due 04/25/2031 (b)(f)	$5,364,061	$3,497,867
Structured Asset Securities Corp., Series 2008-BC4, Class A3 0.7213% due 11/25/2037 (b)	1,531,238	1,257,942

TOTAL ASSET BACKED SECURITIES (Cost $38,247,059)	$22,008,288

SUPRANATIONAL OBLIGATIONS - 0.21%
Financial - 0.21%
Corporacion Andina de Fomento 6.875% due 03/15/2012	1,257,000	1,216,046

TOTAL SUPRANATIONAL OBLIGATIONS (Cost $1,343,281)		$1,216,046

COMMON STOCKS - 0.00%
Consumer, Cyclical - 0.00%
Home Interiors & Gifts, Inc. *	1,103,919	11,039
Technology - 0.00%
ATSI Holdings, Inc. *	8,111	0

TOTAL COMMON STOCKS (Cost $441,132)		$11,039

PREFERRED STOCKS - 0.17%
Consumer, Cyclical - 0.08%
General Motors Corp., Series C, 6.25%	135,250	432,800
Financial - 0.09%
Federal Home Loan Mortgage Corp., Series Z, 8.375%	83,825	31,853
Federal Home Loan Mortgage Corp., Series V	178,375	53,513
Federal National Mortgage Association, Series S, 8.25% (i)	57,200	47,476
Resona Preferred Global Securities, Ltd., 7.191% (f)(i)	860,000	409,436

		542,278

TOTAL PREFERRED STOCKS (Cost $10,809,724)		$975,078

TERM LOANS - 2.31%
Basic Materials - 0.39%
Georgia Pacific 3.6894% due 12/23/2013 (b)	2,811,545	2,283,208
Consumer, Cyclical - 0.38%
Community Health Systems, Inc., Tranche B 4.445% due 07/02/2014 (b)(k)	2,903,321	2,250,799
Consumer, Non-cyclical - 0.40% Aramark Corp. 2.4688% due 01/31/2014 (b)	1,500,000	1,230,000
Hertz Corp. 3.07% due 12/21/2012 (b)	1,987,324	1,165,897

		2,395,897
Energy - 0.75%
Calpine Corp. 4.335% due 03/29/2009 (b)	3,970,000	2,912,277

Strategic Bond Trust (continued)

		Shares or
		Principal
		Amount	Value

TERM LOANS (continued)

Energy (continued)
Dynegy Holdings, Inc. 1.970% due 04/02/2013 (b)		$1,998,858	$1,494,147

			4,406,424
Industrial - 0.19%
Freescale Semiconductor zero coupon due 12/01/2013 (b)(j)		1,979,798	1,133,985
Technology - 0.20%
First Data Corp. 3.2113% due 10/15/2014 (b)		1,836,750	1,161,285

TOTAL TERM LOANS (Cost $17,270,197)			$13,631,598

REPURCHASE AGREEMENTS - 1.15%
JPMorgan Chase & Company Tri-Party Repurchase Agreement dated 12/31/2008 at 0.02% to be repurchased at $6,800,008 on 01/02/2009, collateralized by $6,939,000 Federal National Mortgage Association, zero coupon due 04/01/2009 (valued at $6,936,000, including interest)		$6,800,000	$6,800,000

TOTAL REPURCHASE AGREEMENTS (Cost $6,800,000)			$6,800,000

SHORT TERM INVESTMENTS - 5.68%
Bank Negara Malaysia Monetary Notes, Series 3508 zero coupon due 02/17/2009	MYR	100,000	$29,850
Federal Home Loan Mortgage Corp. Discount Notes zero coupon due 05/05/2009 (a)		$5,000,000	4,978,472
John Hancock Cash Investment Trust, 1.2465% (c)(h)		28,570,513	28,570,513

TOTAL SHORT TERM INVESTMENTS (Cost $33,578,835)			$33,578,835

Total Investments (Strategic Bond Trust) (Cost $898,218,724) - 118.49%			$700,456,717
Liabilities in Excess of Other Assets - (18.49)%			(109,307,562)

TOTAL NET ASSETS - 100.00%			$591,149,155

Strategic Income Trust

	Shares or
	Principal
	Amount	Value

U.S. TREASURY OBLIGATIONS - 3.94%
U.S. Treasury Bonds - 0.93%
8.125% due 08/15/2019	$1,260,000	$1,862,241
9.25% due 02/15/2016	2,205,000	3,216,372

		5,078,613
U.S. Treasury Notes - 3.01%
4.25% due 08/15/2015	3,735,000	4,337,269
4.75% due 05/15/2014	4,610,000	5,425,034

The accompanying notes are an integral part of the financial statements.

112

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued (showing percentage of total net assets)

Strategic Income Trust (continued)

	Shares or
	Principal
	Amount		Value

U.S. TREASURY OBLIGATIONS (continued)

U.S. Treasury Notes (continued)
4.875% due 08/15/2016		$5,535,000	$6,613,893

			16,376,196

TOTAL U.S. TREASURY OBLIGATIONS (Cost $18,682,784)			$21,454,809

U.S. GOVERNMENT AGENCY OBLIGATIONS - 13.11%
Federal National Mortgage
Association - 10.36%
5.00% due 01/01/2023 to 06/01/2023		9,456,543	9,729,895
5.375% due 06/12/2017		8,000,000	9,346,528
5.50% due 02/01/2037 to 09/01/2037		14,627,777	15,022,613
6.00% due 08/01/2022 to 09/01/2037		12,697,855	13,111,429
6.50% due 08/01/2036 to 11/01/2036		8,845,869	9,204,887

			56,415,352
Government National Mortgage
Association - 2.75%
5.50% due 11/15/2038		14,484,909	14,956,800

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $68,107,551)			$71,372,152

FOREIGN GOVERNMENT OBLIGATIONS - 17.44%
Canada - 4.25%
Province of Ontario
4.40% due 03/08/2016	CAD	5,630,000	4,744,204
4.50% due 03/08/2015		4,024,000	3,445,385
4.75% due 06/02/2013		6,039,000	5,259,224
6.25% due 06/16/2015	NZD	4,802,000	2,910,270
6.375% due 10/12/2010		6,870,000	4,124,328
Province of Quebec
5.25% due 10/01/2013	CAD	2,986,000	2,660,527

			23,143,938
Colombia - 0.02%
Republic of Colombia 10.00% due 01/23/2012		$110,000	122,925
France - 1.55%
Government of France 4.75% due 10/25/2012	EUR	5,659,000	8,449,786
Germany - 6.08%
Bundesschatzanweisungen 4.00% due 09/10/2010		8,095,000	11,645,721
Federal Republic of Germany
3.50% due 04/12/2013		1,974,000	2,868,313
4.25% due 07/04/2018		9,268,000	14,234,400
5.00% due 07/04/2012		2,876,000	4,351,226

			33,099,660
Ireland - 2.58%
Republic of Ireland 4.50% due 10/18/2018		9,972,000	14,022,185
Mexico - 0.37%
Government of Mexico
5.625% due 01/15/2017		$530,000	530,000
5.875% due 01/15/2014		510,000	521,475
6.375% due 01/16/2013		410,000	430,500
8.125% due 12/30/2019		310,000	365,800

Strategic Income Trust (continued)

	Shares or
	Principal
	Amount		Value

FOREIGN GOVERNMENT OBLIGATIONS(continued)
Mexico (continued)
Government of Mexico, Series XW (continued) 10.375% due 02/17/2009		$160,000	$160,800
			2,008,575
New Zealand - 0.27%
Government of New Zeland 6.00% due 12/15/2017	NZD	2,240,000	1,439,287
Spain - 1.00%
Kingdom of Spain 5.35% due 10/31/2011	EUR	3,678,000	5,448,652
United Kingdom - 1.32%
Government of United Kingdom
5.00% due 03/07/2012	GBP	2,169,000	3,378,063
5.00% due 03/07/2018		2,284,000	3,801,155
			7,179,218

TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $95,220,848)			$94,914,226

CORPORATE BONDS - 34.04%
Basic Materials - 0.98%
American Pacific Corp. 9.00% due 02/01/2015		$1,825,000	1,514,750
CII Carbon LLC 11.125% due 11/15/2015 (f)		2,720,000	1,740,800
International Paper Company 7.95% due 06/15/2018		1,315,000	1,039,323
NewPage Corp. 10.00% due 05/01/2012		1,080,000	475,200
Pope & Talbot, Inc. 8.375% due 06/01/2013 ^		1,500,000	150
Steel Capital SA for OAO Severstal 9.75% due 07/29/2013		465,000	246,450
Verso Paper, Inc., Series B 9.125% due 08/01/2014		840,000	331,800
			5,348,473
Communications - 6.35%
Allbritton Communications Company 7.75% due 12/15/2012		2,675,000	1,314,094
American Tower Corp. 7.00% due 10/15/2017 (f)		1,690,000	1,504,100
AT&T, Inc. 6.70% due 11/15/2013		1,640,000	1,737,288
Axtel SAB de CV 7.625% due 02/01/2017 (f)		2,550,000	1,734,000
Cablevision Systems Corp., Series B 8.00% due 04/15/2012		100,000	89,000
Centennial Communications Corp. 10.00% due 01/01/2013		3,055,000	3,161,925
Charter Communications Holdings I LLC
11.00% due 10/01/2015		1,095,000	191,625
11.00% due 10/01/2015		575,000	89,125
Charter Communications Holdings II LLC
10.25% due 09/15/2010 (f)		2,185,000	1,005,100
10.25% due 10/01/2013 (f)		2,111,000	717,740
10.25% due 09/15/2010		295,000	129,800

The accompanying notes are an integral part of the financial statements.

113

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PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued (showing percentage of total net assets)

Strategic Income Trust (continued)

	Shares or
	Principal
	Amount		Value

CORPORATE BONDS (continued)
Communications (continued)
Cincinnati Bell, Inc. 8.375% due 01/15/2014		$2,200,000	$1,694,000
Citizens Communications Company 7.125% due 03/15/2019		795,000	532,650
Comcast Corp. 4.95% due 06/15/2016		1,050,000	946,500
CSC Holdings, Inc. 8.50% due 06/15/2015 (f)		1,615,000	1,421,200
Digicel Group, Ltd. 8.875% due 01/15/2015 (f)		2,175,000	1,413,750
Idearc, Inc. 8.00% due 11/15/2016		1,205,000	90,375
R.H. Donnelley Corp., Series A-3 8.875% due 01/15/2016		2,015,000	302,250
Radio One, Inc. 8.875% due 07/01/2011		325,000	160,875
Rogers Cable, Inc. 7.25% due 12/15/2011	CAD	250,000	208,107
Shaw Communications, Inc.
5.70% due 03/02/2017		690,000	505,592
6.10% due 11/16/2012		500,000	397,371
Sinclair Broadcast Group, Inc. 8.00% due 03/15/2012		$2,136,000	1,607,340
Sirius Satellite Radio, Inc. 9.625% due 08/01/2013		2,920,000	543,850
Sprint Capital Corp. 8.375% due 03/15/2012		4,685,000	3,748,000
Time Warner Cable, Inc.
6.75% due 07/01/2018		1,685,000	1,622,326
8.75% due 02/14/2019 (b)		805,000	875,305
Verizon Wireless Capital LLC 7.375% due 11/15/2013 (f)		4,000,000	4,220,320
Vertis, Inc. 18.50% due 10/01/2012		425,000	109,438
West Corp. 11.00% due 10/15/2016		3,360,000	1,562,400
XM Satellite Radio Holdings, Inc. 13.00% due 08/01/2013 (f)		4,000,000	920,000
Young Broadcasting, Inc. 10.00% due 03/01/2011		2,000,000	20,000

			34,575,446
Consumer, Cyclical - 7.38%
Allison Transmission, Inc.
11.00% due 11/01/2015 (f)		2,445,000	1,198,050
11.25% due 11/01/2015 (f)		2,190,000	865,050
AMC Entertainment, Inc. 8.00% due 03/01/2014		3,540,000	2,177,100
Cinemark, Inc. zero coupon, step up to 9.75% on 03/15/2009 due 03/15/2014		1,000,000	808,750
DaimlerChrysler N.A. Holding Corp., EMTN 4.375% due 03/21/2013	EUR	4,048,000	4,957,271
Delta Air Lines, Inc. 6.821% due 08/10/2022		$1,668,861	992,972
Fontainebleau Las Vegas Holdings 10.25% due 06/15/2015 (f)		1,450,000	141,375
Great Canadian Gaming Corp. 7.25% due 02/15/2015 (f)		1,000,000	680,000

Strategic Income Trust (continued)

	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Consumer, Cyclical (continued)
Greektown Holdings LLC 10.75% due 12/01/2013 ^ (f)	$3,540,000	$831,900
Hanesbrands, Inc., Series B 5.6975% due 12/15/2014 (b)	1,150,000	810,750
HRP Myrtle Beach Operations LLC zero coupon due 04/01/2012 ^ (f)	1,855,000	92,750
Indianapolis Downs Capital LLC 11.00% due 11/01/2012 (f)	2,345,000	1,278,025
Isle of Capri Casinos, Inc. 7.00% due 03/01/2014	915,000	388,875
Jacobs Entertainment, Inc. 9.75% due 06/15/2014	2,755,000	1,322,400
Landry’s Restaurants, Inc. 9.50% due 12/15/2014	3,395,000	3,395,000
Little Traverse Bay Bands of Odawa Indians 10.25% due 02/15/2014 (f)	1,585,000	998,550
Majestic Star Casino LLC 9.50% due 10/15/2010 ^	1,515,000	424,200
Mashantucket Western Pequot Tribe 8.50% due 11/15/2015 (f)	3,075,000	1,206,938
MGM Mirage, Inc. 6.75% due 09/01/2012	725,000	507,500
Michaels Stores, Inc. 10.00% due 11/01/2014	2,295,000	1,044,225
Minerva Overseas, Ltd. 9.50% due 02/01/2017 (f)	3,150,000	1,732,500
Mohegan Tribal Gaming Authority
6.375% due 07/15/2009	555,000	521,700
7.125% due 08/15/2014	4,175,000	2,108,375
8.00% due 04/01/2012	2,010,000	1,226,100
MTR Gaming Group, Inc., Series B
9.00% due 06/01/2012	1,500,000	840,000
9.75% due 04/01/2010	1,560,000	1,170,000
Northwest Airlines, Inc., Series 07-1 7.027% due 11/01/2019	3,545,000	1,887,712
Pinnacle Entertainment, Inc. 7.50% due 06/15/2015	625,000	362,500
Pokagon Gaming Authority 10.375% due 06/15/2014 (f)	466,000	400,760
Tenneco Automotive, Inc. 8.625% due 11/15/2014	4,121,000	1,565,980
Turning Stone Resort Casino
9.125% due 09/15/2014 (f)	1,895,000	1,440,200
9.125% due 12/15/2010 (f)	1,475,000	1,239,000
US Corrugated, Inc. 10.00% due 06/12/2013	785,000	408,200
Waterford Gaming LLC 8.625% due 09/15/2014 (f)	1,620,000	1,134,000

		40,158,708
Consumer, Non-cyclical - 2.39%
Alliance One International, Inc. 11.00% due 05/15/2012	895,000	742,850
ASG Consolidated LLC/ASG Finance, Inc. 11.5 due 11/01/2011 (f)	1,680,000	1,428,000
Bausch & Lomb, Inc. 9.875% due 11/01/2015 (f)	1,710,000	1,282,500
Community Health Systems, Inc. 8.875% due 07/15/2015	3,965,000	3,647,800

The accompanying notes are an integral part of the financial statements.

114

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued (showing percentage of total net assets)

Strategic Income Trust (continued)

	Shares or
	Principal
	Amount		Value

CORPORATE BONDS (continued)
Consumer, Non-cyclical (continued)
Cosan SA Industria e Comercio 8.25% due 02/28/2049 (f)		$2,200,000	$1,232,000
Hanger Orthopedic Group, Inc. 10.25% due 06/01/2014		1,850,000	1,655,750
HCA, Inc. 9.125% due 11/15/2014		540,000	500,850
Sun Healthcare Group, Inc. 9.125% due 04/15/2015		1,495,000	1,308,125
Yankee Acquisition Corp., Series B
8.50% due 02/15/2015		2,375,000	1,107,344
9.75% due 02/15/2017 (f)		220,000	92,400
			12,997,619
Diversified - 0.25%
GRUPO KUO SAB de CV 9.75% due 10/17/2017 (f)		1,260,000	856,800
Marquee Holdings, Inc. 12 due 08/15/2014		1,010,000	515,100
			1,371,900
Energy - 1.72%
Allis-Chalmers Energy, Inc. 8.50% due 03/01/2017		1,595,000	797,500
Chesapeake Energy Corp. 7.25% due 12/15/2018		4,140,000	3,229,200
Enterprise Products Operating LP, Series B 5.60% due 10/15/2014 (f)		1,290,000	1,094,484
MarkWest Energy Partners LP / MarkWest Energy Finance Corp., Series B 8.75% due 04/15/2018 (f)		585,000	362,700
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Series B 8.50% due 07/15/2016		2,265,000	1,443,937
McMoRan Exploration Company 11.875% due 11/15/2014		810,000	575,100
NGPL Pipeco LLC 7.119% due 12/15/2017 (f)		1,030,000	927,200
Targa Resources Partners LP 8.25% due 07/01/2016		845,000	523,900
Williams Partners Finance Corp. 7.25% due 02/01/2017		540,000	426,600
			9,380,621
Financial - 5.25%
BK Nederlandse Gemeenten 6.75% due 04/29/2010	NZD	389,000	234,422
CCM Merger, Inc. 8.00% due 08/01/2013 (f)		$5,870,000	3,023,050
Chukchansi Economic Development Authority 8.00% due 11/15/2013 (f)		695,000	321,437
CIT Group, Inc. 5.00% due 02/13/2014		675,000	490,592
Drummond Company, Inc. 7.375% due 02/15/2016 (f)		5,040,000	2,444,400
Ford Motor Credit Company LLC 9.75% due 09/15/2010		1,880,000	1,503,989
General Electric Capital Australia Funding Property, Ltd., MTN
6.00% due 05/15/2013	AUD	580,000	344,453
6.50% due 11/15/2011		3,210,000	2,072,477

Strategic Income Trust (continued)

	Shares or
	Principal
	Amount		Value

CORPORATE BONDS (continued)
Financial (continued)
General Electric Capital Corp.
6.50% due 06/28/2010	NZD	855,000	$490,738
6.625% due 02/04/2010		4,515,000	2,519,759
Independencia International, Ltd.
9.875% due 01/31/2017 (f)		$2,000,000	1,100,000
9.875% due 05/15/2015 (f)		770,000	423,500
ISA Capital do Brasil SA 8.80% due 01/30/2017 (f)		530,000	466,400
Kreditanstalt fuer Wiederaufbau 6.00% due 07/15/2009	NZD	253,000	148,871
Kreditanstalt fuer Wiederaufbau, EMTN 6.50% due 11/15/2011		539,000	333,337
Landwirtschaftliche Rentenbank, EMTN
6.50% due 09/17/2009		1,305,000	772,527
6.625% due 05/27/2010		2,100,000	1,265,705
Liberty Mutual Group, Inc. 10.75% due 06/15/2058 (b)(f)		$2,160,000	1,188,000
Local TV Finance LLC 9.25% due 06/15/2015 (f)		260,000	57,200
Nexstar Finance, Inc. 7.00% due 01/15/2014		1,070,000	461,438
Orascom Telecom Finance 7.875% due 02/08/2014 (f)		1,260,000	667,800
SLM Corp., MTN 8.45% due 06/15/2018		2,970,000	2,348,144
Snoqualmie Entertainment Authority 9.125% due 02/01/2015 (f)		1,115,000	691,300
Swedish Export Credit 7.625% due 06/30/2014	NZD	1,975,000	1,177,141
Symetra Financial Corp. 8.30% due 10/15/2037 (b)(f)		$990,000	495,000
TAM Capital, Inc. 7.375% due 04/25/2017		1,365,000	641,550
Toyota Motor Credit Corp., EMTN 6.75% due 09/21/2009	NZD	2,030,000	1,191,543
Ucar Finance, Inc. 10.25% due 02/15/2012		$42,000	38,220
Volkswagen Financial Services NV 5.375% due 01/25/2012 (b)	EUR	181,000	253,280
VW Financial Services AG, EMTN 5.375% due 01/25/2012		1,005,000	1,406,333

			28,572,606
Government - 5.51%
Canada Housing Trust No. 1 4.60% due 09/15/2011	CAD	7,320,000	6,373,292
New South Wales Treasury Corp., Series 10RG 7.00% due 12/01/2010	AUD	32,137,000	23,613,321

			29,986,613
Industrial - 2.57%
American Railcar Industries, Inc. 7.50% due 03/01/2014		$500,000	330,000
Blaze Recycling & Metals LLC 10.875% due 07/15/2012 (f)		655,000	491,250
BWAY Corp. 10.00% due 10/15/2010		3,035,000	2,579,750
DRS Technologies, Inc. 7.625% due 02/01/2018		200,000	200,000

The accompanying notes are an integral part of the financial statements.

115

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PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued (showing percentage of total net assets)

Strategic Income Trust (continued)

	Shares or
	Principal
	Amount		Value

CORPORATE BONDS (continued)
Industrial (continued)
Graphic Packaging International Corp.
8.50% due 08/15/2011		$1,000,000	$835,000
9.50% due 08/15/2013		2,535,000	1,749,150
L-3 Communications Corp., Series B 6.375% due 10/15/2015		370,000	345,950
Manitowoc, Inc. 7.125% due 11/01/2013		2,780,000	2,112,800
Navios Maritime Holdings, Inc. 9.50% due 12/15/2014		1,085,000	602,175
Odebrecht Finance, Ltd. 7.50% due 10/18/2017 (f)		1,020,000	816,000
OI European Group BV 6.875% due 03/31/2017 (f)	EUR	475,000	481,999
Owens-Brockway Glass Container, Inc. 8.25% due 05/15/2013		$1,650,000	1,625,250
PHI, Inc. 7.125% due 04/15/2013		1,000,000	610,000
Smurfit-Stone Container Enterprises, Inc.
8.00% due 03/15/2017		1,750,000	332,500
8.375% due 07/01/2012		3,270,000	539,550
Viterra, Inc. 8.00% due 04/08/2013	CAD	300,000	245,463
Waste Services, Inc. 9.50% due 04/15/2014		$100,000	71,000

			13,967,837
Technology - 0.52%
Oracle Corp. 5.75% due 04/15/2018		2,050,000	2,144,235
Vangent, Inc. 9.625% due 02/15/2015		1,205,000	700,406

			2,844,641
Utilities - 1.12%
Appalachian Power Company, Series K 5.00% due 06/01/2017		1,005,000	878,860
Cia de Transporte de Energia Electrica de Alta Tension SA 8.875% due 12/15/2016 (f)		1,230,000	405,900
Dominion Resources, Inc., Series A 5.60% due 11/15/2016		1,005,000	944,049
Southern Union Company 7.20% due 11/01/2066 (b)		830,000	286,350
Texas Competitive Electric Holdings Company LLC 10.50% due 11/01/2015 (f)		5,000,000	3,550,000

			6,065,159

TOTAL CORPORATE BONDS (Cost $262,873,389)			$185,269,623

CONVERTIBLE BONDS - 0.10%
Communications - 0.10%
XM Satellite Radio Holdings, Inc. 10.00% due 12/01/2009		1,455,000	532,894

TOTAL CONVERTIBLE BONDS (Cost $583,819)			$532,894

Strategic Income Trust (continued)

	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE OBLIGATIONS - 10.89%
American Home Mortgage Assets, Series 2006-6,Class XP 1.9347% IO due 12/25/2046	$22,079,212	$676,176
American Home Mortgage Investment Trust, Series 2007-1, Class GIOP 2.0784% IO due 05/25/2047	16,250,378	853,145
Banc of America Commercial Mortgage, Inc., Series 2006-5, Class A4 5.414% due 09/10/2047	3,380,000	2,671,843
Bear Stearns Mortgage Funding Trust, Series 2006-AR1, Class 2A1 0.6913% due 08/25/2036 (b)	1,089,691	412,919
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2005-CD1, Class A4 5.2253% due 09/15/2020 (b)	3,850,000	3,193,497
Countrywide Alternative Loan Trust, Series 2007-25, Class 1A2 6.50% due 11/25/2037	2,978,785	1,454,952
Countrywide Alternative Loan Trust, Series 2005-59, Class 2X 3.1878% IO due 11/20/2035	13,054,530	442,630
Crown Castle Towers LLC, Series 2006-1A, Class F 6.6496% due 11/15/2036 (f)	950,000	552,456
Crown Castle Towers LLC, Series 2006-1A, Class G 6.7954% due 11/15/2036 (f)	1,120,000	620,099
Federal Home Loan Mortgage Corp., Series 3154, Class PM 5.50% due 05/15/2034	4,435,000	4,572,784
Federal Home Loan Mortgage Corp., Series 3228, Class PL 5.50% due 10/15/2034	5,740,000	5,895,471
Federal National Mortgage Association, Series 2006-117, Class PD 5.50% due 07/25/2035	6,300,000	6,273,151
Federal National Mortgage Association, Series 2006-65, Class TE 5.50% due 05/25/2035	2,438,217	2,467,867
Federal National Mortgage Association, Series 2006-84, Class MP 5.50% due 08/25/2035	7,172,000	7,268,677
Global Tower Partners Acquisition LLC, Series 2007-1A, Class G 7.8737% due 05/15/2037 (f)	620,000	473,356
GMAC Commercial Mortgage Securities, Inc., Series 2003-C2, Class A2 5.4849% due 05/10/2040 (b)	6,750,000	6,066,761
Greenpoint Mortgage Funding Trust, Series 2005-AR4, Class 4A2 0.8313% due 10/25/2045 (b)	2,286,904	726,422
Greenpoint Mortgage Funding Trust, Series 2006-AR1, Class A2A 0.8413% due 02/25/2036 (b)	1,406,994	546,414
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A4 5.9139% due 07/10/2038 (b)	3,755,000	2,930,624
Harborview Mortgage Loan Trust, Series 2005-8, Class 1X 3.0644% IO due 09/19/2035	12,808,490	180,119
Harborview Mortgage Loan Trust, Series 2006-SB1, Class A1A 3.106% due 12/19/2036 (b)	2,428,610	942,094

The accompanying notes are an integral part of the financial statements.

116

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued (showing percentage of total net assets)

Strategic Income Trust (continued)

	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Harborview Mortgage Loan Trust, Series 2007-3, Class ES zero coupon IO due 05/19/2047	$30,332,063	$180,097
Harborview Mortgage Loan Trust, Series 2007-4, Class ES zero coupon IO due 07/19/2047	30,273,228	189,208
Harborview Mortgage Loan Trust, Series 2007-6, Class ES zero coupon IO due 11/19/2015 (f)	21,697,927	128,831
Harborview NIM Corp., Series 2007-3A, Class N1 6.654% due 05/19/2037 (f)	13,369	1,070
IndyMac Index Mortgage Loan Trust, Series 2005-AR18, Class 1X zero coupon IO due 10/25/2036	35,735,385	446,692
IndyMac Index Mortgage Loan Trust, Series 2005-AR18, Class 2X zero coupon IO due 10/25/2036	38,647,253	386,473
Luminent Mortgage Trust, Series 2006-1, Class X 3.3528% IO due 04/25/2036	10,506,381	170,729
Residential Accredit Loans, Inc., Series 2007-QS10, Class A1 6.50% due 09/25/2037	2,032,846	992,919
Residential Accredit Loans, Inc., Series 2007-QS11, Class A1 7.00% due 10/25/2037	1,681,392	865,392
SBA CMBS Trust, Series 2006-1A, Class H 7.389% due 11/15/2036 (f)	705,000	465,300
SBA CMBS Trust, Series 2006-1A, Class J 7.825% due 11/15/2036 (f)	1,005,000	653,250
Suntrust Adjustable Rate Mortgage Loan Trust, Series 2007-2, Class 4A1 5.731% due 04/25/2037 (b)	3,598,396	1,947,788
WAMU Mortgage Pass Through Certificates, Series 2005-AR13, Class B1 1.0712% due 10/25/2045 (b)	2,187,391	437,478
WAMU Mortgage Pass Through Certificates, Series 2005-AR6, Class B1 1.0712% due 04/25/2045 (b)	3,560,282	356,028
WAMU Mortgage Pass Through Certificates, Series 2007-OA5, Class 1XPP 0.4785% IO due 06/25/2017	72,992,059	638,681
WAMU Mortgage Pass Through Certificates, Series 2007-OA6, Class 1XPP 0.4283% IO due 07/25/2047	43,560,678	367,543
Washington Mutual Mortgage Pass Through Certificates, Series 2007-OA4, Class XPPP 0.4843% IO due 04/25/2047	32,515,635	284,512
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR12, Class 1A1 6.0335% due 09/25/2036 (b)	2,549,014	1,520,426

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $70,610,559)	$59,253,874

ASSET BACKED SECURITIES - 0.25%
Dominos Pizza Master Issuer LLC, Series 2007-1, Class M1 7.629% due 04/27/2037 (f)	1,670,000	668,000
Lehman XS Trust, Series 2005-5N, Class 3A2 0.8313% due 11/25/2035 (b)	623,425	176,628

Strategic Income Trust (continued)

	Shares or
	Principal
	Amount		Value

ASSET BACKED SECURITIES (continued)
Lehman XS Trust, Series 2006-2N, Class 1A2 0.8113% due 02/25/2046 (b)		$2,432,456	$531,960

TOTAL ASSET BACKED SECURITIES (Cost $3,638,217)			$1,376,588

SUPRANATIONAL OBLIGATIONS - 3.13%
Financial - 0.73%
European Investment Bank, EMTN
4.375% due 03/06/2009	GBP	1,504,000	2,173,243
7.00% due 01/18/2012	NZD	2,850,000	1,790,177

			3,963,420
Government - 2.40%
Instituto de Credito Oficial, EMTN 5.00% due 12/07/2009	GBP	2,259,000	3,345,828
Inter-American Development Bank, Series INTL 7.25% due 05/24/2012	NZD	10,585,000	6,753,779
Inter-American Development Bank, Series MPLE 4.25% due 12/02/2012	CAD	480,000	410,039
International Finance Corp., MTN 7.50% due 02/28/2013	AUD	3,327,000	2,569,656

			13,079,302

TOTAL SUPRANATIONAL OBLIGATIONS (Cost $20,485,612)			$17,042,722

COMMON STOCKS - 0.13%
Basic Materials - 0.01%
Smurfit-Stone Container Corp. *		264,738	67,508
Communications - 0.06%
Chunghwa Telecom Company, Ltd., ADR		8,192	127,795
Sirius XM Radio, Inc. *		1,688,351	202,602

			330,397
Industrial - 0.06%
Pactiv Corp. *		11,894	295,923

TOTAL COMMON STOCKS (Cost $5,090,413)			$693,828

TERM LOANS - 1.09%

Consumer, Cyclical - 0.50%
Delta Airlines, Inc. 5.1488% due 04/30/2014 (b)		3,150,978	1,550,281
Great Canadian Gaming Corp. 3.675% due 02/07/2014 (b)		1,498,313	1,153,701

			2,703,982
Consumer, Non-cyclical - 0.59%
AbitibiBowater, Inc. 11.50% due 03/30/2009		2,225,000	1,618,687
Bausch & Lomb, Inc. 6.223% due 04/11/2015 (b)	EUR	445,500	495,414
Inverness Medical Innovations, Inc. 6.14% due 06/26/2015 (b)		$375,000	225,000
US Airways Group, Inc. 3.9363% due 03/23/2014 (b)		2,175,152	902,688

			3,241,789

TOTAL TERM LOANS (Cost $8,032,125)			$5,945,771

The accompanying notes are an integral part of the financial statements.

117

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PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued (showing percentage of total net assets)

Strategic Income Trust (continued)

	Shares or Principal Amount	Value

OPTIONS - 0.38%

Communications - 0.05%
Comcast Corp. Expiration 01/16/2010 at $25.00 *	30,000,000	$255,000
Other - 0.33%
One Touch US Binary Expiration 05/14/2009 at $1.00 *	3,600,000	168,358
Over The Counter Purchase Call on the USD vs. CAD
Expiration 02/26/2010 at $1.30 *	11,900,000	745,583
Expiration 04/20/2010 at $1.30 *	11,660,000	765,082
Over The Counter Purchase Call on the USD vs. EUR Expiration 02/26/2009 at $1.20 *	1,180,000	149,308

		1,828,331

TOTAL OPTIONS (Cost $1,670,478)		$2,083,331

REPURCHASE AGREEMENTS - 0.02%
Repurchase Agreement with State Street Corp. dated 12/31/2008 at 0.00% to be repurchased at $115,000 on 01/02/2009, collateralized by $115,000 Federal Home Loan Bank, 3.375% due 06/24/2011 (valued at $120,319, including interest)	$115,000	$115,000

TOTAL REPURCHASE AGREEMENTS (Cost $115,000)		$115,000

SHORT TERM INVESTMENTS - 11.40%
U.S. Treasury Bills
zero coupon due 06/11/2009 to 06/18/2009	$62,100,000	$62,050,496

TOTAL SHORT TERM INVESTMENTS (Cost $60,885,277)		$62,050,496

Total Investments (Strategic Income Trust) (Cost $615,996,072) - 95.92%		$522,105,314
Other Assets in Excess of Liabilities - 4.08%		22,183,628

TOTAL NET ASSETS - 100.00%		$544,288,942

Total Return Trust

	Shares or Principal Amount	Value

U.S. TREASURY OBLIGATIONS - 5.57%

Treasury Inflation-Protected Securities (d) - 5.57%
1.625% due 01/15/2015	$17,813,063	$16,518,837
1.75% due 01/15/2028	4,446,716	4,108,347
1.875% due 07/15/2013	2,830,968	2,665,311
2.00% due 01/15/2014 to 07/15/2014	27,109,617	25,657,241
2.625% due 07/15/2017	5,958,210	6,105,771
3.00% due 07/15/2012	64,052,318	62,776,268

		117,831,775

TOTAL U.S. TREASURY OBLIGATIONS (Cost $117,357,775)		$117,831,775

Total Return Trust (continued)

	Shares or Principal Amount		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS - 99.14%

Federal Home Loan Mortgage Corp. - 13.43%
3.94% due 06/01/2034 (b)		$622,145	$623,547
4.875% due 06/13/2018		1,700,000	1,953,793
5.00% due 05/01/2018 to 12/01/2018		2,160,309	2,229,507
5.00% TBA **		40,000,000	40,809,376
5.50% due 05/01/2037 to 06/01/2038		19,741,180	20,229,312
5.50% TBA **		159,200,000	163,043,184
5.692% due 01/01/2029 (b)		306,105	306,084
6.00% due 03/01/2016 to 08/01/2038		50,639,123	52,232,376
5.00% due 12/14/2018		2,300,000	2,383,985

			283,811,164

Federal National Mortgage Association - 84.96%
3.678% due 06/01/2043 (b)		1,894,731	1,860,569
3.878% due 10/01/2040 (b)		352,686	348,444
4.319% due 09/01/2035 (b)		5,156,320	5,077,088
4.42% due 05/01/2036 (b)		3,851,679	3,857,064
4.50% TBA **		7,000,000	7,159,688
4.818% due 09/01/2035 (b)		755,539	759,640
5.00% due 11/01/2017 to 11/01/2038		112,282,861	115,248,130
5.00% due 03/01/2036 ***		67,679,651	69,242,097
5.00% TBA **		138,300,000	141,384,523
5.066% due 05/01/2035 (b)		734,327	742,589
5.50% due 11/01/2016 to 11/01/2038		368,462,992	378,740,675
5.50% TBA **		506,000,000	519,141,564
5.55% due 07/01/2009 (b)		13,554	13,545
6.00% due 03/01/2016 to 05/01/2038		135,405,808	139,671,905
6.00% TBA **		400,200,000	412,299,807
6.50% due 03/01/2036 to 11/01/2037		176,650	183,819

			1,795,731,147

Government National Mortgage Association - 0.44%
4.625% due 09/20/2021 (b)		78,106	77,661
4.75% due 01/20/2032 to 02/20/2032 (b)		882,671	862,256
5.00% due 11/20/2034 to 03/20/2035		1,329,868	1,249,883
5.125% due 10/20/2029 to 11/20/2029 (b)		546,497	537,766
5.375% due 05/20/2023 to 05/20/2030 (b)		857,238	858,961
6.00% due 04/15/2037 to 08/15/2038		5,469,827	5,659,989

			9,246,516

Small Business Administration - 0.31%
4.504% due 02/10/2014		542,341	533,367
4.88% due 11/01/2024		137,092	138,706
5.13% due 07/01/2023		245,807	251,715
5.52% due 06/01/2024		4,788,470	4,991,859
6.344% due 08/10/2011		525,607	541,729
7.449% due 08/01/2010		49,974	51,109

			6,508,485

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $2,055,665,080)			$2,095,297,312

FOREIGN GOVERNMENT OBLIGATIONS - 0.07%

Brazil - 0.05%
Federative Republic of Brazil 10.25% due 01/10/2028	BRL	2,600,000	1,003,431

The accompanying notes are an integral part of the financial statements.

118

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued (showing percentage of total net assets)

Total Return Trust (continued)

	Shares or Principal Amount	Value

FOREIGN GOVERNMENT OBLIGATIONS (continued)

South Africa - 0.02%
Republic of South Africa 5.875% due 05/30/2022	$500,000	$420,000

TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $2,019,819)		$1,423,431

CORPORATE BONDS - 29.66%

Basic Materials - 0.41%
Corporacion Nacional Del Cobre de Chile - CODELCO 6.15% due 10/24/2036 (f)	400,000	350,338
Nucor Corp. 5.75% due 12/01/2017	5,200,000	5,139,165
Rohm & Haas Company 6.00% due 09/15/2017	2,100,000	1,911,189
Vale Overseas, Ltd.
6.25% due 01/23/2017	700,000	659,960
6.875% due 11/21/2036	700,000	635,390

		8,696,042
Communications - 1.75%
AT&T Broadband Corp. 8.375% due 03/15/2013	200,000	206,905
AT&T Corp. 7.3 due 11/15/2011 (b)	1,538,000	1,597,930
AT&T, Inc.
4.95% due 01/15/2013	500,000	502,763
5.50% due 02/01/2018	400,000	404,250
6.30% due 01/15/2038	300,000	317,133
Comcast Corp.
5.1188% due 07/14/2009 (b)	4,400,000	4,339,896
5.875% due 02/15/2018	1,000,000	947,602
6.45% due 03/15/2037	1,000,000	995,117
Deutsche Telekom International Finance BV 1.6775% due 03/23/2009 (b)	4,900,000	4,856,566
France Telecom SA 7.75% due 03/01/2011	200,000	210,461
Qwest Capital Funding, Inc. 7.25% due 02/15/2011	113,000	94,920
Qwest Corp. 7.625% due 06/15/2015	2,700,000	2,214,000
Telecom Italia Capital SA 5.1125% due 07/18/2011 (b)	4,800,000	3,611,597
Telefonica Emisones SAU 1.825% due 06/19/2009 (b)	4,700,000	4,550,117
Time Warner, Inc. 2.405% due 11/13/2009 (b)	3,700,000	3,561,342
Verizon Communications, Inc. 4.20% due 04/03/2009 (b)	8,400,000	8,341,074
Verizon Global Funding Corp. 7.25% due 12/01/2010	200,000	209,672

		36,961,345
Consumer, Cyclical - 0.37%
American Airlines, Series 2001-2, Class A-1 6.978% due 04/01/2011	113,549	98,788
DaimlerChrysler N.A. Holding Corp. 2.4263% due 03/13/2009 (b)	3,000,000	2,892,480

Total Return Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Consumer, Cyclical (continued)
DaimlerChrysler N.A. Holding Corp., MTN
2.3463% due 03/13/2009 (b)	$1,300,000	$1,299,346
3.6425% due 08/03/2009 (b)	3,500,000	3,315,175
MGM Mirage, Inc. 6.00% due 10/01/2009	200,000	191,000

		7,796,789
Consumer, Non-cyclical - 2.24%
Anheuser-Busch Companies, Inc. 5.50% due 01/15/2018	200,000	181,791
AstraZeneca PLC
5.90% due 09/15/2017	1,400,000	1,487,826
6.45% due 09/15/2037	1,400,000	1,591,352
Kraft Foods, Inc. 6.25% due 06/01/2012	100,000	103,424
Philip Morris International, Inc. 5.65% due 05/16/2018	2,000,000	1,982,666
President and Fellows of Harvard College
6.00% due 01/15/2019 (f)	6,100,000	6,582,095
6.50% due 01/15/2039 (f)	32,500,000	35,415,133

		47,344,287
Energy - 1.01%
Anadarko Petroleum Corp. 2.3963% due 09/15/2009 (b)	5,700,000	5,453,891
El Paso Corp. 7.75% due 01/15/2032	5,475,000	3,553,938
Gaz Capital for Gazprom 6.212% due 11/22/2016 (f)	700,000	462,000
NGPL PipeCo LLC 6.514% due 12/15/2012 (f)	3,200,000	3,036,861
Peabody Energy Corp. 7.875% due 11/01/2026	1,200,000	990,000
Petroleum Export, Ltd. 5.265% due 06/15/2011 (f)	362,761	336,726
Ras Laffan Liquefied Natural Gas Company, Ltd. III 5.838% due 09/30/2027 (f)	1,500,000	908,580
Salomon Brothers AG for OAO Gazprom 10.50% due 10/21/2009	3,600,000	3,618,410
Williams Companies, Inc. 6.375% due 10/01/2010 (f)	3,200,000	2,983,142

		21,343,548
Financial - 23.23%
Allstate Life Global Funding Trusts, MTN 5.375% due 04/30/2013	3,000,000	2,953,194
American Express Bank FSB, BKNT
0.5675% due 10/20/2009 (b)	4,300,000	4,099,057
6.00% due 09/13/2017	300,000	280,960
American Express Centurion Bank, BKNT
1.4588% due 06/12/2009 (b)	8,200,000	7,957,477
6.00% due 09/13/2017	300,000	280,960
American Express Company 7.00% due 03/19/2018	1,000,000	1,011,144
American Express Credit Corp., MTN
1.9613% due 03/02/2009 (b)	4,300,000	4,239,198
5.875% due 05/02/2013	2,800,000	2,687,927
American Honda Finance Corp., MTN 2.4375% due 02/09/2010 (b)(f)	4,600,000	4,532,090

The accompanying notes are an integral part of the financial statements.

119

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PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued (showing percentage of total net assets)

Total Return Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Financial (continued)
American International Group, Inc.
1.09% due 06/16/2009 (b)(f)	$3,000,000	$2,760,000
5.05% due 10/01/2015	800,000	536,456
American International Group, Inc., MTN
1.625% due 03/20/2012	5,200,000	3,258,991
4.95% due 03/20/2012	700,000	548,335
5.45% due 05/18/2017	100,000	66,088
5.85% due 01/16/2018	100,000	67,029
American International Group, Inc., Series 1 4.6125% due 10/18/2011 (b)	300,000	215,685
ANZ National International, Ltd.
2.4275% due 08/07/2009 (b)(f)	5,000,000	4,998,340
6.20% due 07/19/2013 (f)	3,900,000	3,773,484
ASIF I, EMTN 3.685% due 07/26/2010 (b)	41,535,000	33,643,350
Bank of America NA, BKNT 6.00% due 10/15/2036	1,400,000	1,486,495
Bank of Ireland, MTN 1.8975% due 12/18/2009 (b)	9,000,000	8,942,400
Bank of Ireland, Series YCD 4.7925% due 01/15/2010 (b)	10,500,000	10,428,411
Barclays Bank PLC 5.45% due 09/12/2012	32,500,000	32,913,107
Bear Stearns Companies, Inc.
4.9025% due 07/19/2010 (b)	6,900,000	6,677,482
6.95% due 08/10/2012	4,900,000	5,089,008
Bear Stearns Companies, Inc., MTN
2.2625% due 08/21/2009 (b)	13,200,000	12,980,999
4.905% due 07/16/2009 (b)	4,400,000	4,343,077
Bear Stearns Companies, Inc., Series B, MTN 1.5575% due 03/30/2009 (b)	3,800,000	3,775,505
C10 Capital SPV, Ltd. 6.722% due 12/01/2049 (b)(f)	2,500,000	1,189,575
Caelus Re, Ltd. 8.4525% due 06/07/2011 (b)(f)	1,400,000	1,324,120
Calabash Re, Ltd. 10.3963% due 01/08/2010 (b)(f)	3,100,000	3,015,060
China Development Bank 5.00% due 10/15/2015	500,000	500,246
CIT Group, Inc. 3.615% due 01/30/2009 (b)	3,600,000	3,595,018
CIT Group, Inc., MTN 2.2688% due 08/17/2009 (b)	6,600,000	6,343,517
Citigroup Capital XXI 8.30% due 12/21/2057 (b)	8,400,000	6,478,391
Citigroup Funding, Inc., MTN
0.4737% due 04/23/2009 (b)	900,000	889,569
1.4662% due 06/26/2009 (b)	3,000,000	2,938,122
Citigroup, Inc.
1.4963% due 12/28/2009 (b)	1,200,000	1,131,961
3.505% due 01/30/2009 (b)	8,800,000	8,802,781
5.30% due 10/17/2012	1,600,000	1,541,962
5.50% due 08/27/2012	3,800,000	3,688,728
5.50% due 04/11/2013	10,900,000	10,613,156
5.85% due 07/02/2013	1,000,000	965,060
6.125% due 08/25/2036	4,200,000	3,762,339
8.40% due 04/29/2049 (b)	8,900,000	5,876,581
Countrywide Financial Corp. 5.80% due 06/07/2012	4,000,000	3,898,612

Total Return Trust (continued)

	Shares or Principal Amount		Value

CORPORATE BONDS (continued)

Financial (continued)
Countrywide Financial Corp., EMTN 4.476% due 11/23/2010 (b)	EUR	5,700,000	$7,198,300
Countrywide Home Loans, Inc., MTN 4.125% due 09/15/2009		$8,500,000	8,400,389
Credit Agricole SA
2.1813% due 05/28/2009 (b)(f)		3,400,000	3,390,443
2.2313% due 05/28/2010 (b)(f)		3,900,000	3,853,660
Deutsche Bank AG 6.00% due 09/01/2017		6,700,000	7,109,055
DnB NOR Bank ASA 4.8888% due 10/13/2009 (b)(f)		3,300,000	3,299,185
Ford Motor Credit Company LLC
5.70% due 01/15/2010		600,000	509,898
5.80% due 01/12/2009		1,000,000	997,167
7.25% due 10/25/2011		100,000	73,051
7.375% due 10/28/2009		2,900,000	2,546,841
7.375% due 02/01/2011		100,000	76,046
7.875% due 06/15/2010		400,000	320,072
8.625% due 11/01/2010		300,000	227,108
General Electric Capital Corp.
5.50% due 09/15/2067 (b)(f)	EUR	12,700,000	10,002,897
5.875% due 01/14/2038		$4,200,000	4,111,212
General Electric Capital Corp., MTN
2.2188% due 08/15/2011 (b)		5,800,000	5,086,020
4.2475% due 01/05/2009 (b)		200,000	200,000
4.4888% due 01/08/2016 (b)		1,600,000	1,178,206
4.5725% due 01/20/2010 (b)		2,300,000	2,197,705
General Electric Capital Corp., Series A 4.2675% due 10/06/2010 (b)		800,000	742,612
General Electric Capital Corp., Series A, MTN 2.1163% due 12/15/2009 (b)		2,600,000	2,507,060
GMAC LLC 6.00% due 12/15/2011		600,000	475,822
Goldman Sachs Group, Inc.
1.5875% due 06/23/2009 (b)		3,200,000	3,119,658
5.625% due 01/15/2017		2,900,000	2,491,323
5.95% due 01/18/2018		8,200,000	7,775,010
6.15% due 04/01/2018		3,700,000	3,555,556
6.25% due 09/01/2017		6,600,000	6,399,598
Goldman Sachs Group, Inc., MTN 2.2287% due 11/16/2009 (b)		1,600,000	1,532,544
Goldman Sachs Group, Inc., Series B, MTN 4.1638% due 07/23/2009 (b)		9,600,000	9,348,326
HBOS PLC 5.92% due 09/29/2049 (b)(f)		700,000	265,028
HBOS Treasury Services PLC, MTN 4.59% due 07/17/2009 (b)(f)		5,800,000	5,782,890
HSBC Bank USA, BKNT 2.3294% due 06/10/2009 (b)		1,200,000	1,190,792
HSBC Finance Corp. 4.4788% due 10/21/2009 (b)		2,600,000	2,439,463
HSBC Holdings PLC
6.50% due 05/02/2036		1,300,000	1,319,903
6.50% due 09/15/2037		1,600,000	1,624,936
International Lease Finance Corp., MTN 4.95% due 02/01/2011		4,100,000	2,958,191
JPMorgan Chase & Company 6.00% due 01/15/2018		2,500,000	2,638,810

The accompanying notes are an integral part of the financial statements.

120

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued (showing percentage of total net assets)

Total Return Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Financial (continued)
JPMorgan Chase & Company, MTN 2.5463% due 05/07/2010 (b)	$5,600,000	$5,418,017
JPMorgan Chase & Company, Series 1 7.90% due 12/31/2049 (b)	1,700,000	1,414,111
JPMorgan Chase Bank NA, BKNT 6.00% due 10/01/2017	5,400,000	5,446,867
JPMorgan Chase Capital XX, Series T 6.55% due 09/29/2036	700,000	591,702
KeyBank NA, BKNT 4.4669% due 06/02/2010 (b)	5,400,000	5,208,095
Lehman Brothers Holdings, Inc., MTN
4.2838% due 10/22/2008 ^ (b)	6,100,000	549,000
5.3744% due 11/24/2008 ^ (b)	2,300,000	207,000
5.415% due 12/23/2008 ^ (b)	500,000	45,000
5.46% due 11/16/2009 ^ (b)	8,000,000	720,000
5.50% due 05/25/2010 ^ (b)	1,800,000	162,000
5.5163% due 08/21/2009 ^ (b)	3,100,000	279,000
5.5981% due 04/03/2009 ^ (b)	3,500,000	315,000
5.7269% due 07/18/2011 ^ (b)	2,700,000	243,000
6.875% due 05/02/2018 ^	1,100,000	104,500
Longpoint Re, Ltd. 7.2463% due 05/08/2010 (b)(f)	1,700,000	1,660,390
Merrill Lynch & Company, Inc. 6.40% due 08/28/2017	4,300,000	4,308,028
Merrill Lynch & Company, Inc., MTN
2.2225% due 08/14/2009 (b)	3,400,000	3,295,868
2.4375% due 05/08/2009 (b)	2,900,000	2,849,299
3.735% due 07/25/2011 (b)	4,800,000	4,250,755
6.875% due 04/25/2018	9,300,000	9,728,042
MetLife, Inc. 6.40% due 12/15/2036 (b)	1,300,000	780,000
Metropolitan Life Global Funding I, MTN 2.1888% due 05/17/2010 (b)(f)	7,200,000	6,458,249
Mitsubishi UFJ Financial Group, Inc., Capital Finance 1, Ltd. 6.346% due 07/29/2049 (b)	700,000	487,706
Monumental Global Funding, Ltd. 5.50% due 04/22/2013 (f)	2,300,000	2,169,838
Morgan Stanley, MTN
4.2325% due 05/14/2010 (b)	6,200,000	5,770,941
4.8425% due 01/15/2010 (b)	2,900,000	2,664,500
Morgan Stanley, Series F, MTN 2.5563% due 05/07/2009 (b)	4,100,000	4,033,068
Morgan Stanley, Series G, MTN 2.4975% due 02/09/2009 (b)	7,300,000	7,263,631
Mystic Re, Ltd. 12.2025% due 06/07/2011 (b)(f)	1,100,000	1,061,995
National Australia Bank, Ltd.
2.2038% due 09/11/2009 (b)(f)	3,800,000	3,802,770
5.35% due 06/12/2013 (f)	3,300,000	3,180,573
Osiris Capital PLC, Series D 9.7525% due 01/15/2010 (b)(f)	1,900,000	1,853,640
Pricoa Global Funding I
1.6662% due 09/27/2013 (b)(f)	3,300,000	2,164,622
3.565% due 01/30/2012 (b)(f)	3,900,000	2,938,701
Principal Life Income Funding Trusts, MTN
5.30% due 04/24/2013	2,700,000	2,529,166
5.55% due 04/27/2015	4,300,000	4,128,034

Total Return Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Financial (continued)
Prudential Financial, Inc., MTN 6.625% due 12/01/2037	$900,000	$613,625
Residential Capital LLC 5.2531% due 05/22/2009 (b)	4,500,000	1,642,500
Residential Reinsurance 2007, Ltd., Series CL2 12.4525% due 06/07/2010 (b)(f)	700,000	684,670
Resona Bank, Ltd. 5.85% due 09/29/2049 (b)(f)	700,000	396,814
Santander Perpetual SA Unipersonal 6.671% due 10/29/2049 (b)(f)	6,700,000	4,261,461
Santander US Debt SA Unipersonal 2.2613% due 11/20/2009 (b)(f)	4,100,000	4,049,049
SLM Corp., MTN 3.695% due 07/26/2010 (b)	500,000	426,741
SMFG Preferred Capital 6.078% due 01/29/2049 (b)(f)	2,400,000	1,619,112
State Street Capital Trust IV 2.9963% due 06/15/2037 (b)	600,000	263,508
TNK-BP Finance SA 6.125% due 03/20/2012 (f)	700,000	448,000
TransCapitalInvest, Ltd., for OJSC AK Transneft 8.70% due 08/07/2018 (f)	1,300,000	837,134
UBS AG/Stamford Branch, MTN 5.75% due 04/25/2018	2,400,000	2,178,228
UBS AG/Stamford Branch, Series DPNT 5.875% due 12/20/2017	2,600,000	2,388,477
USB Capital IX 6.189% due 03/29/2049 (b)	500,000	235,000
Wachovia Bank NA, BKNT 2.2175% due 05/25/2010 (b)	16,500,000	15,643,931
Wachovia Corp, MTN 2.2525% due 12/01/2009 (b)	800,000	774,934
Wachovia Corp.
5.625% due 10/15/2016	300,000	274,049
5.75% due 02/01/2018	7,600,000	7,615,124
ZFS Finance USA Trust IV 5.875% due 05/09/2032 (f)	1,500,000	524,070

		491,005,359

Industrial - 0.23%
Siemens Financieringsmaatschappij NV 2.1825% due 08/14/2009 (b)(f)	4,900,000	4,904,356
Technology - 0.26%
Dell, Inc. 4.70% due 04/15/2013	5,900,000	5,550,449
Utilities - 0.16%
Dominion Resources, Inc. 5.70% due 09/17/2012	150,000	148,527
PSEG Power LLC 6.95% due 06/01/2012	100,000	98,667
Southern California Edison Company 3.2925% due 02/02/2009 (b)	2,600,000	2,598,484
Virginia Electric & Power Company 6.35% due 11/30/2037	500,000	507,485

		3,353,163

TOTAL CORPORATE BONDS (Cost $692,697,979)		$626,955,338

The accompanying notes are an integral part of the financial statements.

121

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PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued (showing percentage of total net assets)

Total Return Trust (continued)

	Shares or Principal Amount	Value

CONVERTIBLE BONDS - 0.04%

Financial - 0.04%
RBS Capital Trust I 4.709% due 12/29/2049 (b)	$2,100,000	$817,391

TOTAL CONVERTIBLE BONDS (Cost $1,958,259)		$817,391

MUNICIPAL BONDS - 1.91%

Alaska - 0.28%
Northern Tobacco Securitization Corp., of Alaska Tobacco Settlement, Asset-Backed, Series A 5.00% due 06/01/2046	12,000,000	5,968,320
California - 0.77%
Golden State Tobacco Securitization Corp., California, Series 2003-A-1 6.75% due 06/01/2039	1,410,000	1,635,375
Los Angeles Unified School District of California 4.50% due 07/01/2022	6,200,000	6,055,912
State of California
5.00% due 11/01/2026	5,200,000	4,806,360
5.25% due 07/01/2014	3,480,000	3,807,781

		16,305,428

Florida - 0.35%
Fort Lauderdale Florida Water and Sewer Revenue 5.00% due 09/01/2032	7,790,000	7,365,990
Illinois - 0.34%
Chicago Illinois Transit Authority, Series A
6.30% due 12/01/2021	200,000	196,220
6.899% due 12/01/2040	3,400,000	3,355,460
Chicago Illinois Transit Authority, Series B
6.30% due 12/01/2021	400,000	392,440
6.899% due 12/01/2040	3,300,000	3,256,770

		7,200,890

Iowa - 0.02%
Tobacco Settlement Authority of Iowa, Tobacco Settlement Revenue, Series A 6.50% due 06/01/2023	445,000	327,351
Rhode Island - 0.01%
Tobacco Settlement Financing Corp., of Rhode Island, Asset-Backed, Series A 6.25% due 06/01/2042	500,000	312,665
Wisconsin - 0.14%
Badger Tobacco Asset Securitization Corp.
6.00% due 06/01/2017	2,900,000	2,674,351
6.375% due 06/01/2032	200,000	157,772
Wisconsin State Clean Water Revenue
5.10% due 06/01/2021	110,000	112,474
5.10% due 06/01/2022	25,000	25,430

		2,970,027

TOTAL MUNICIPAL BONDS (Cost $43,318,683)		$40,450,671

COLLATERALIZED MORTGAGE OBLIGATIONS - 12.03%
American Home Mortgage Investment Trust, Series 2004-4, Class 4A 4.39% due 02/25/2045 (b)	1,262,751	633,762

Total Return Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Bank of America Funding Corp., Series 2005-D, Class A1 4.155% due 05/25/2035 (b)	$2,348,701	$1,676,510
Bank of America Funding Corp., Series 2004-A, Class 1A3 5.0119% due 09/20/2034 (b)	897,606	682,187
Bank of America Mortgage Securities, Inc., Series 2004-1, Class 5A1 6.50% due 02/25/2033	287,816	275,854
Bank of America Mortgage Securities, Inc., Series 2004-2, Class 5A1 6.50% due 10/25/2031	42,256	39,075
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-9, Class 22A1 4.7858% due 11/25/2034 (b)	1,761,567	1,326,324
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-2, Class A1 4.125% due 03/25/2035 (b)	23,984,201	20,300,669
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-3, Class 1A2 4.6607% due 07/25/2034 (b)	103,689	76,928
Bear Stearns Adjustable Rate Mortgage Trust, Series 2002-11, Class 1A2 6.0791% due 01/25/2033 (b)	278,480	234,348
Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-8, Class 2A1 5.4509% due 01/25/2034 (b)	1,482,365	1,038,839
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-6, Class 1A1 4.9355% due 09/25/2034 (b)	144,575	74,570
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-7, Class 1A1 5.4507% due 10/25/2034 (b)	140,992	83,085
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-9, Class 2A1 5.3269% due 09/25/2034 (b)	155,503	75,350
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-4, Class 2A1 5.3636% due 05/25/2035 (b)	3,261,360	2,205,617
Bear Stearns Alt-A Trust, Series 2005-7, Class 22A1 5.4946% due 09/25/2036 (b)	1,889,116	878,608
Bear Stearns Alt-A Trust, Series 2006-8, Class 3A1 0.6313% due 02/25/2034 (b)	2,402,320	1,108,237
Bear Stearns Commercial Mortgage Securities, Series 2007-PW18, Class A4 5.70% due 06/11/2050	5,200,000	3,857,414
Bear Stearns Commercial Mortgage Securities, Series 2007-T26, Class A4 5.471% due 01/12/2045 (b)	2,000,000	1,542,192
Citigroup Mortgage Loan Trust, Inc., Series 2005-11, Class A2A 4.70% due 12/25/2035	866,287	628,339
Citigroup Mortgage Loan Trust, Inc., Series 2005-6, Class A1 4.05% due 08/25/2035 (b)	20,062,782	15,098,391
Commercial Mortgage Pass-Through Certificates, Series 2006-C8, Class A4 5.306% due 12/10/2046	4,100,000	2,992,424
Countrywide Alternative Loan Trust, Series 2007-OA6, Class A1B 0.6712% due 06/25/2037 (b)	16,228,669	6,504,606

The accompanying notes are an integral part of the financial statements.

122

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued (showing percentage of total net assets)

Total Return Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Countrywide Alternative Loan Trust, Series 2003-J3, Class 2A1 6.25% due 12/25/2033	$78,498	$68,161
Countrywide Home Loan Mortgage Pass Through Trust, Series 2003-10, Class A2 5.75% due 05/25/2033	103,559	100,057
Countrywide Home Loan Mortgage Pass Through Trust, Series 2003-R4, Class 1A3 6.00% due 11/25/2026 (f)	14,373	14,373
Countrywide Home Loan Mortgage Pass Through Trust, Series 2004-22, Class A3 4.7887% due 11/25/2034 (b)	3,262,524	2,029,620
Countrywide Home Loan Mortgage Pass Through Trust, Series 2004-HYB9, Class 1A1 4.7297% due 02/20/2035 (b)	5,985,667	3,718,679
Countrywide Home Loans, Series 2005-3, Class 1A2 0.7613% due 04/25/2035 (b)	458,131	224,439
Countrywide Home Loans, Series 2003-R4, Class 2A 6.50% due 01/25/2034 (f)	206,159	191,406
Countrywide Home Loans, Series 2004-12, Class 11A2 4.7403% due 08/25/2034 (b)	108,995	58,915
Countrywide Home Loans, Series 2005-HYB9, Class 3A2A 5.25% due 11/20/2025 (b)	854,015	467,173
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-AR8, Class 2A1 4.5968% due 09/25/2034 (b)	405,543	274,331
Credit Suisse Mortgage Capital Certificates, Series 2006-C2, Class A3 5.6581% due 03/15/2039 (b)	700,000	569,874
Credit Suisse Mortgage Capital Certificates, Series 2007-C5, Class A4 5.695% due 09/15/2040 (b)	11,200,000	7,408,028
Federal Home Loan Mortgage Corp., REMIC, Series 2007-3346, Class FA 1.425% due 02/15/2019 (b)	20,260,936	19,536,419
Federal Home Loan Mortgage Corp., Series 2007-3335, Class AF 1.345% due 10/15/2020 (b)	29,320,285	28,522,668
Federal Home Loan Mortgage Corp., Series 2007-3335, Class BF 1.345% due 07/15/2019 (b)	4,800,616	4,684,412
Federal Home Loan Mortgage Corp., Series 2204, Class Z 7.50% due 12/20/2029	975,054	1,020,835
Federal Home Loan Mortgage Corp., Series 2247, Class Z 7.50% due 08/15/2030	522,856	558,535
Federal Home Loan Mortgage Corp., Series 2362, Class ZA 6.50% due 09/15/2031	1,259,962	1,306,327
Federal Home Loan Mortgage Corp., Series 2503, Class PZ 6.00% due 09/15/2032	2,035,086	2,067,364
Federal Home Loan Mortgage Corp., Series 2863, Class KZ 5.00% due 09/15/2034	123,622	111,632

Total Return Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp., Series 2901, Class UB 5.00% due 03/15/2033	$800,000	$813,205
Federal Home Loan Mortgage Corp., Series 2906, Class GZ 5.00% due 09/15/2034	366,269	348,407
Federal Home Loan Mortgage Corp., Series 2935, Class HJ 5.00% due 02/15/2035	400,000	397,695
Federal Home Loan Mortgage Corp., Series 2941, Class WE 5.00% due 03/15/2035	400,000	396,972
Federal Home Loan Mortgage Corp., Series 3149, Class LF 1.495% due 05/15/2036 (b)	2,386,563	2,319,013
Federal Home Loan Mortgage Corp., Series 3335, Class FT 1.345% due 08/15/2019 (b)	21,618,072	21,062,299
Federal Home Loan Mortgage Corp., Series T-63, Class 1A1 3.6786% due 02/25/2045 (b)	312,075	280,751
Federal Home Loan Mortgage Corp., Series 24989, Class PE 6.00% due 08/15/2032	1,369,886	1,415,488
Federal National Mortgage Association, Series 2002-56, Class ZQ 6.00% due 08/01/2032	14,609,007	14,975,792
Federal National Mortgage Association, Series 2003-116, Class FA 0.8712% due 11/25/2033 (b)	361,805	346,680
Federal National Mortgage Association, Series 2003-21, Class M 5.00% due 02/25/2017	664,046	676,244
Federal National Mortgage Association, Series 2003-W1, Class 1A1 6.50% due 01/01/2033	513,860	522,471
Federal National Mortgage Association, Series 2004-11, Class A 0.5913% due 03/25/2034 (b)	45,565	43,875
Federal National Mortgage Association, Series 2004-T1, Class 1A1 6.00% due 01/25/2044	293,031	284,911
Federal National Mortgage Association, Series 2004-W2, Class 1A3F 0.8213% due 02/25/2044 (b)	206,971	199,467
Federal National Mortgage Association, Series 2005-14, Class KZ 5.00% due 03/25/2035	121,081	92,295
Federal National Mortgage Association, Series 2005-9, Class ZA 5.00% due 02/25/2035	607,915	576,190
Federal National Mortgage Association, Series 2006-5, Class 3A2 4.6646% due 02/25/2036 (b)	599,670	601,975
First Nationwide Trust, Series 2001-3, Class 1A1 6.75% due 08/25/2031	14,853	14,838
GMAC Mortgage Corp Loan Trust, Series 2005-AR6, Class 3A1 5.2949% due 11/19/2035 (b)	915,324	698,083

The accompanying notes are an integral part of the financial statements.

123

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued (showing percentage of total net assets)

Total Return Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Greenpoint Mortgage Funding Trust, Series 2006-AR6, Class A1A 0.5512% due 10/25/2046 (b)	$2,661,954	$2,136,805
Greenpoint Mortgage Funding Trust, Series 2006-AR8, Class 1A1A 0.5513% due 01/25/2047 (b)	2,951,299	2,713,868
Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A4 5.736% due 12/10/2049	19,150,000	14,297,118
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A4 5.444% due 03/10/2039	1,600,000	1,217,811
GS Mortgage Securities Corp II, Series 2007-EOP, Class A1 1.9663% due 03/06/2020 (b)(f)	4,196,490	3,087,074
GS Mortgage Securities Corp II, Series 2007-GG10, Class A4 5.7992% due 08/10/2045 (b)	3,500,000	2,539,798
GS Mortgage Securities Corp., Series 2003-1, Class A2 1.1712% due 01/25/2032 (b)	29,275	24,793
GSR Mortgage Loan Trust, Series 2005-AR7, Class 6A1 5.2437% due 11/25/2035 (b)	4,112,865	3,059,774
Harborview Mortgage Loan Trust, Series 2005-2, Class 2A1A 0.8012% due 05/19/2035 (b)	664,568	309,528
Indymac Arm Trust, Series 2001-H2, Class A2 4.4358% due 01/25/2032 (b)	9,463	6,767
Indymac Index Mortgage Loan Trust, Series 2006-AR14, Class 1A1A 0.5612% due 11/25/2046 (b)	1,580,386	1,439,167
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LD11, Class ASB 5.8187% due 06/15/2049 (b)	200,000	145,535
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LD12, Class A4 5.882% due 02/15/2051 (b)	1,200,000	853,380
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LDPX, Class A3 5.42% due 01/15/2049	500,000	353,484
JPMorgan Mortgage Trust, Series 2005-A1, Class 6T1 5.0235% due 02/25/2035 (b)	2,073,592	1,555,731
LB-UBS Commercial Mortgage Trust, Series 2005-C7, Class A1 4.99% due 11/15/2030	1,572,975	1,539,946
Lehman XS Trust, Series 2006-16N, Class A1A 0.5512% due 11/25/2046 (b)	1,970,727	1,824,450
Mellon Residential Funding Corp., Series 2000-TBC2, Class A1 1.675% due 06/15/2030 (b)	2,725,678	2,247,729
Merrill Lynch Mortgage Investors, Inc., Series 2005-2, Class 3A 2.395% due 10/25/2035 (b)	634,688	471,254
Merrill Lynch Mortgage Investors, Inc., Series 2005-3, Class 5A 0.7212% due 11/25/2035 (b)	1,053,101	727,029
Merrill Lynch Mortgage Investors, Inc., Series 2005-A10, Class A 0.6812% due 02/25/2036 (b)	1,287,100	684,765

Total Return Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-6, Class A4 5.485% due 03/12/2051 (b)	$1,300,000	$895,027
Morgan Stanley Capital I, Series 2007-IQ16, Class A4 5.809% due 12/12/2049	400,000	299,524
Morgan Stanley Capital I, Series 2007-XLFA, Class A1 1.255% due 10/15/2020 (b)(f)	1,039,656	792,045
Nomura Asset Acceptance Corp., Series 2004-R1, Class A2 7.50% due 03/25/2034 (f)	282,561	276,234
Prime Mortgage Trust, Series 2004-CL1, Class 1A2 0.8712% due 02/25/2034 (b)	648,768	566,016
Prime Mortgage Trust, Series 2004-CL1, Class 2A2 0.8712% due 02/25/2034 (b)	113,476	107,473
Residential Funding Mortgage Securities I, Series 2004-S2, Class A1 5.25% due 03/25/2034	204,698	186,353
Residential Funding Mortgage Securities I, Series 2004-S9, Class 1A23 5.50% due 12/25/2034	300,000	183,318
Sovereign Commercial Mortgage Securities Trust, Series 2007-C1, Class A2 5.7795% due 07/22/2030 (b)	700,000	523,780
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-8, Class 3A 4.8928% due 07/25/2034 (b)	239,878	155,851
Structured Asset Mortgage Investments, Inc., Series 2005-AR2, Class 2A1 0.7013% due 06/19/2035 (b)	61,063	28,991
Structured Asset Mortgage Investments, Inc., Series 2005-AR5, Class A3 0.8313% due 07/19/2035 (b)	2,696,026	1,819,515
Structured Asset Securities Corp., Series 2001-21A, Class 1A1 5.2205% due 01/25/2032 (b)	29,811	23,210
Structured Asset Securities Corp., Series 2002-1A, Class 4A 4.6873% due 02/25/2032 (b)	34,455	27,530
Thornburg Mortgage Securities Trust, Series 2006-5, Class A1 0.5913% due 08/25/2036 (b)	6,189,682	5,129,094
Thornburg Mortgage Securities Trust, Series 2006-6, Class A1 0.5813% due 11/25/2011 (b)	2,363,386	1,959,398
Wachovia Bank Commercial Mortgage Trust, Series 2006-WL7A, Class A1 1.285% due 08/11/2018 (b)(f)	9,606,267	7,332,471
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A4 5.509% due 04/15/2047	1,700,000	1,223,541
Wachovia Bank Commercial Mortgage Trust, Series 2007-WHL8, Class A1 1.275% due 06/15/2020 (b)(f)	4,570,447	3,233,181
WaMu Mortgage Pass-Through Certificates, Series 2002-AR17, Class 1A 3.456% due 11/25/2042 (b)	374,235	308,541
WaMu Mortgage Pass-Through Certificates, Series 2002-AR2, Class A 4.375% due 02/27/2034 (b)	133,820	108,420

The accompanying notes are an integral part of the financial statements.

124

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued (showing percentage of total net assets)

Total Return Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
WaMu Mortgage Pass-Through Certificates, Series 2005-AR13, Class A1A1 0.7613% due 10/25/2045 (b)	$681,373	$372,149
WaMu Mortgage Pass-Through Certificates, Series 2005-AR2, Class 2A1A 0.7813% due 01/25/2045 (b)	43,477	22,362
WaMu Mortgage Pass-Through Certificates, Series 2005-AR6, Class 2A1A 0.7013% due 04/25/2045 (b)	71,257	33,639
Washington Mutual Mortgage Securities Corp., Series 2002-AR9, Class 1A 2.7417% due 08/25/2042 (b)	1,180,071	830,250
Washington Mutual Mortgage Securities Corp., Series 2003-AR1, Class 2A 5.8575% due 02/25/2033 (b)	363,208	294,810
Washington Mutual, Inc., Series 2002-AR6, Class A 3.656% due 06/25/2042 (b)	14,846	10,840
Wells Fargo Mortgage Backed Securities Trust, Series 2004-CC, Class A1 4.963% due 01/25/2035 (b)	4,499,882	3,488,102
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR2, Class 2A1 4.95% due 03/25/2036 (b)	3,796,595	2,482,635

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $307,909,423)		$254,283,334

ASSET BACKED SECURITIES - 3.92%
Argent Securities, Inc., Series 2006-M2, Class A2A 0.5213% due 09/25/2036 (b)	207,821	203,975
Bear Stearns Asset Backed Securities Trust, Series 2007-HE5, Class 1A1 0.5612% due 06/25/2047 (b)	1,494,263	1,311,935
Brazos Student Finance Corp., Series 1998-A, Class A2 1.01% due 06/01/2023 (b)	170,873	168,756
Chase Issuance Trust, Series 2008-A7, Class A7 1.845% due 11/15/2011 (b)	23,300,000	22,305,666
Countrywide Asset-Backed Certificates, Series 2006-15, Class A1 0.5813% due 10/25/2046 (b)	1,205,009	1,112,269
Countrywide Asset-Backed Certificates, Series 2006-16, Class 2A1 0.5213% due 12/25/2046 (b)	277,076	269,414
Countrywide Asset-Backed Certificates, Series 2006-17, Class 2A1 0.5213% due 03/25/2047 (b)	686,843	661,972
Countrywide Asset-Backed Certificates, Series 2006-25, Class 2A1 0.5412% due 06/25/2037 (b)	1,704,327	1,582,892
Daimler Chrysler Auto Trust, Series 2008-B, Class A2B 2.8063% due 07/08/2011 (b)	5,400,000	5,218,645
Daimler Chrysler Auto Trust, Series 2008-B, Class A3B 3.3563% due 09/10/2012 (b)	2,100,000	1,865,361
EMC Mortgage Loan Trust, Series 2001-A Class A 0.8413% due 05/25/2040 (b)(f)	1,562,957	1,245,110
Fremont Home Loan Trust, Series 2006-3, Class 2A1 0.5412% due 02/25/2037 (b)	402,613	391,691

Total Return Trust (continued)

	Shares or Principal Amount	Value

ASSET BACKED SECURITIES (continued)
HFC Home Equity Loan Asset Backed Certificates, Series 2007-2, Class A1V 0.5975% due 07/20/2036 (b)	$2,054,354	$1,867,278
HSI Asset Securitization Corp. Trust, Series 2006-HE2, Class 2A1 0.5213% due 12/25/2036 (b)	929,413	824,990
JPMorgan Mortgage Acquisition Corp., Series 2006-CH1, Class A2 0.5213% due 07/25/2036 (b)	2,210,709	2,025,195
JPMorgan Mortgage Acquisition Corp., Series 2006-WMC3, Class A2 0.5213% due 08/25/2036 (b)	478,758	444,992
Lehman Brothers Floating Rate Commercial Mortgage Trust, Series 2006-LLFA, Class A1 1.275% due 09/15/2021 (b)(f)	443,836	331,436
Long Beach Mortgage Loan Trust, Series 2004-4, Class 1A1 0.7513% due 10/25/2034 (b)	86,584	29,278
Master Asset Backed Securities Trust, Series 2007-HE1, Class A1 0.5512% due 05/25/2037 (b)	1,913,831	1,607,531
Merrill Lynch Mortgage Investors, Inc., Series 2006-FF1, Class A2A 0.5412% due 08/25/2036 (b)	2,425,055	2,284,556
Morgan Stanley ABS Capital I, Series 2007-NC3, Class A2A 0.5313% due 05/25/2037 (b)	3,421,887	2,816,572
Park Place Securities, Inc., Series 2004-MCW1, Class A1 0.7832% due 08/25/2034 (b)	3,467,378	2,483,007
Residential Asset Mortgage Products, Inc., Series 2006-RZ4, Class A1A 0.5512% due 10/25/2036 (b)	1,392,951	1,291,828
Residential Asset Securities Corp., Series 2006-KS9, Class AI1 0.5412% due 11/25/2036 (b)	987,652	946,941
Residential Funding Mortgage Securities II, Inc., Series 2007-HSA3, Class AI1 0.5913% due 05/25/2037 (b)	2,056,664	1,900,111
Saxon Asset Securities Trust, Series 2006-3, Class A1 0.5313% due 10/25/2046 (b)	469,991	450,696
SBI Heloc Trust, Series 2006-1A, Class 1A2A 0.6413% due 08/25/2036 (b)(f)	1,012,358	937,929
SLM Student Loan Trust, Series 2008-9, Class A 5.035% due 04/25/2023 (b)	21,200,000	19,869,060
Soundview Home Equity Loan Trust, Series 2006-WF1, Class A1A 0.5713% due 10/25/2036 (b)	533,116	524,028
Soundview Home Equity Loan Trust, Series 2007-OPT1, Class 2A1 0.5512% due 06/25/2037 (b)	3,469,047	2,616,348
Structured Asset Securities Corp., Series 2006-11, Class A1 5.0483% due 10/25/2035 (b)(f)	2,156,475	1,561,739
Structured Asset Securities Corp., Series 2006-BC3, Class A2 0.5213% due 10/25/2036 (b)	1,775,433	1,641,114

TOTAL ASSET BACKED SECURITIES (Cost $90,905,993)		$82,792,315

The accompanying notes are an integral part of the financial statements.

125

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Total Return Trust (continued)

	Shares or Principal Amount	Value

SUPRANATIONAL OBLIGATIONS - 0.25%

Government - 0.25%
Export-Import Bank of China 4.875% due 07/21/2015 (f)	$500,000	$502,155
Export-Import Bank of Korea 2.2925% due 06/01/2009 (b)	4,800,000	4,786,666

		5,288,821

TOTAL SUPRANATIONAL OBLIGATIONS
(Cost $5,295,547)		$5,288,821

PREFERRED STOCKS - 4.74%

Financial - 4.74%
Bank of America Corp., 8.00%	22,700,000	16,327,838
DG Funding Trust, 6.01188% (f)(i)	981	9,840,656
UBS Preferred Funding Trust V, Series 1, 6.243% (i)	5,400,000	2,949,070
Wachovia Corp., 7.98%	83,400,000	71,090,160
		100,207,724

TOTAL PREFERRED STOCKS (Cost $120,403,283)		$100,207,724

TERM LOANS - 0.38%

Consumer, Non-cyclical - 0.07%
HCA, Inc. 2.96% due 11/16/2012 (b)	1,792,361	1,412,129
Financial - 0.26%
Chrysler Financial 6.00% due 08/03/2012 (b)	10,862,500	5,470,040
Technology - 0.05%
Freescale, Term B 3.93% due 12/01/2013 (b)	1,957,507	1,121,217

TOTAL TERM LOANS (Cost $14,237,829)		$8,003,386

OPTIONS - 1.39%

Other - 1.39%
Over The Counter European Style Call on
USD-LIBOR Rate Swaption
Expiration 02/02/2009 at $3.15 *	162,300,000	5,267,008
Expiration 08/03/2009 at $3.45 *	38,200,000	1,281,843
Expiration 08/03/2009 at $3.45 *	232,500,000	7,801,793
Expiration 08/03/2009 at $3.45 *	34,900,000	1,171,108
Expiration 02/02/2009 at $3.50 *	192,300,000	7,561,909
Expiration 07/02/2009 at $3.60 *	29,900,000	1,110,743
Expiration 08/03/2009 at $3.85 *	126,800,000	5,204,557
		29,398,961

TOTAL OPTIONS (Cost $8,802,459)		$29,398,961

REPURCHASE AGREEMENTS - 0.72%
JPMorgan Chase & Company Tri-Party Repurchase Agreement dated 12/31/2008 at 0.02% to be repurchased at $3,000,003 on 01/02/2009, collateralized by $2,661,000 U.S. Treasury Notes, 3.50% due 02/15/2018 (valued at $3,066,754, including interest)	$3,000,000	$3,000,000

Total Return Trust (continued)

	Shares or Principal Amount	Value

REPURCHASE AGREEMENTS (continued)
Repurchase Agreement with State Street Corp. dated 12/31/2008 at 0.00% to be repurchased at $12,249,000 on 01/02/2009, collateralized by $11,950,000 Federal Home Loan Bank, 3.375% due 06/24/2011 (valued at $12,356,213, including interest) and $140,000 Federal Home Loan Bank, 5.25% due 06/12/2009 (valued at $143,325, including interest)	$12,249,000	$12,249,000

TOTAL REPURCHASE AGREEMENTS (Cost $15,249,000)		$15,249,000

SHORT TERM INVESTMENTS - 3.69%
BNP Paribas Finance, Inc. 2.092% due 01/16/2009	$6,800,000	$6,794,073
Nordea Bank Finland PLC, Series YCD 1.855% due 04/09/2009 (b)	8,200,000	8,198,905
U.S. Treasury Bills
zero coupon due 01/02/2009 to 06/11/2009 ***	62,920,000	62,911,678

TOTAL SHORT TERM INVESTMENTS (Cost $77,904,656)		$77,904,656

Total Investments (Total Return Trust) (Cost $3,553,725,785) - 163.51%		$3,455,904,115
Liabilities in Excess of Other Assets - (63.51)%		(1,342,350,977)

TOTAL NET ASSETS - 100.00%		$2,113,553,138

U.S. Government Securities Trust

	Shares or Principal Amount	Value

U.S. TREASURY OBLIGATIONS - 8.03%

Treasury Inflation-Protected
Securities (d) - 5.44%
0.875% due 04/15/2010	$7,261,670	$6,824,836
1.375% due 07/15/2018	2,250,438	2,104,687
1.75% due 01/15/2028 ***	1,302,991	1,203,841
2.00% due 01/15/2026	4,497,104	4,236,060
2.375% due 01/15/2027 ***	3,104,669	3,118,979
2.50% due 07/15/2016	171,640	170,286

		17,658,689

U.S. Treasury Bonds - 0.22%
5.375% due 02/15/2031	110,000	151,147
8.875% due 02/15/2019	370,000	568,817

		719,964

U.S. Treasury Notes - 2.37%
4.00% due 08/15/2018	540,000	623,574
4.50% due 03/31/2009	6,000,000	6,063,750
4.75% due 05/31/2012	880,000	984,981

		7,672,305

TOTAL U.S. TREASURY OBLIGATIONS (Cost $25,776,063)		$26,050,958

The accompanying notes are an integral part of the financial statements.

126

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

U.S. Government Securities Trust (continued)

	Shares or Principal Amount	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS - 91.20%
Federal Home Loan Bank - 8.63%
4.50% due 10/09/2009	$11,700,000	$12,052,135
5.00% due 09/18/2009	15,500,000	15,974,192

		28,026,327

Federal Home Loan Mortgage Corp. - 18.14%
3.25% due 02/25/2011	3,300,000	3,431,571
5.50% due 11/01/2035 to 01/01/2038	46,950,462	48,112,479
5.852% due 01/01/2037	4,910,204	5,017,899
6.00% due 10/01/2010 to 12/01/2028	1,020,524	1,060,616
6.50% due 12/01/2010	2,339	2,436
7.00% due 02/01/2011 to 06/01/2032	1,134,441	1,178,052
9.00% due 10/01/2017	13,932	14,992
9.50% due 08/01/2020	54,411	60,994
11.75% due 12/01/2013	1,859	1,952
12.00% due 07/01/2020	12,737	14,254

		58,895,245

Federal National Mortgage
Association - 61.45%
4.75% due 11/19/2012	3,000,000	3,301,275
5.00% due 04/01/2019 to 05/01/2038	24,703,537	25,297,787
5.00% TBA **	99,425,000	101,615,328
5.50% due 04/01/2018 to 08/01/2037	23,089,615	23,754,341
5.50% due 03/15/2011 (a)	3,300,000	3,608,105
5.50% TBA **	9,100,000	9,365,250
5.555% due 05/01/2036 (b)	2,370,224	2,428,165
5.743% due 08/01/2037 (b)	3,130,443	3,210,106
6.00% due 10/01/2036 to 03/01/2037	8,930,886	9,211,720
6.00% TBA **	5,420,000	5,629,178
6.0769% due 02/17/2009 (b)	4,456,000	4,450,430
6.335% due 07/01/2037 (b)	3,522,967	3,629,713
6.50% due 02/01/2026 to 06/01/2029	609,657	635,308
7.00% due 07/01/2022 to 01/01/2034	1,565,836	1,646,491
7.50% due 09/01/2029 to 02/01/2031	306,506	322,429
8.00% due 06/01/2017 to 03/01/2033	723,616	767,432
8.50% due 08/01/2019	251,498	278,144
8.75% due 08/01/2009 to 12/01/2009	5,477	5,500
9.00% due 05/01/2021	12,232	13,013
11.50% due 09/01/2013 to 04/01/2019	52,908	59,576
12.00% due 01/01/2013 to 04/01/2016	143,533	162,758
12.50% due 01/01/2013 to 09/01/2015	46,161	51,858
13.50% due 11/01/2014	31,594	35,403

		199,479,310

Government National Mortgage
Association - 2.98%
6.00% TBA **	7,700,000	7,948,149
6.50% due 02/15/2034 to 09/15/2034	874,306	913,899
7.50% due 02/15/2022 to 12/15/2027	422,899	445,930
8.50% due 06/15/2025	335,113	369,699
11.00% due 09/15/2015	1,600	1,831

		9,679,508

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $289,281,121)		$296,080,390

U.S. Government Securities Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS - 1.78%

Financial - 1.78%
General Electric Capital Corp. 3.00% due 12/09/2011	$5,600,000	$5,789,560

TOTAL CORPORATE BONDS (Cost $5,636,288)		$5,789,560

COLLATERALIZED MORTGAGE
OBLIGATIONS - 13.57%
American Home Mortgage Assets, Series 2006-2, Class 2A1 0.6613% due 09/25/2046 (b)	1,331,338	527,418
American Home Mortgage Investment Trust, Series 2006-2, Class 1A1 0.5512% due 06/25/2046 (b)	784,411	758,103
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-8, Class 11A1 4.6596% due 11/25/2034 (b)	271,091	187,617
Bear Stearns Alt-A Trust, Series 2004-11, Class 2A2 5.4104% due 11/25/2034 (b)	1,032,893	566,676
Bear Stearns Commercial Mortgage Securities, Series 2005-PW10, Class A4 5.405% due 12/11/2040	650,000	552,767
Bear Stearns Structured Products, Inc., Series 2007-R11, Class A1A 1.0713% due 09/25/2037 (b)(f)	3,479,669	3,383,909
Commercial Mortgage Pass-Through Certificates, Series 2006-C8, Class A4 5.306% due 12/10/2046	3,080,000	2,247,967
Countrywide Alternative Loan Trust, Series 2005-59, Class 1A1 0.8013% due 11/20/2035 (b)	606,932	303,393
Countrywide Alternative Loan Trust, Series 2006-OA10, Class 4A1 0.6612% due 08/25/2046 (b)	2,422,503	944,541
Countrywide Alternative Loan Trust, Series 2006-OA11, Class A4 0.6612% due 07/25/2036 (b)	2,714,924	950,150
Countrywide Alternative Loan Trust, Series 2006-OA7, Class 3A1 0.6812% due 06/25/2046 (b)	1,542,542	630,633
Countrywide Alternative Loan Trust, Series 2006-OA9, Class 1A1 0.7075% due 07/20/2046 (b)	2,592,197	899,101
Countrywide Alternative Loan Trust, Series 2006-OA9, Class 2A1A 0.7175% due 07/25/2036 (b)	617,487	252,445
Countrywide Alternative Loan Trust, Series 2006-OA9, Class 2A1B 0.7075% due 07/20/2046 (b)	2,675,751	871,725
Countrywide Home Loans, Series 2004-12, Class 16A1 5.1817% due 08/25/2034 (b)	265,274	136,073
Countrywide Home Loans, Series 2004-20, Class 2A1 4.8279% due 09/25/2034 (b)	281,498	167,464
Countrywide Home Loans, Series 2005-7, Class 2A1 0.7813% due 03/25/2035 (b)	691,604	351,690
CS First Boston Mortgage Securities Corp, Series 2005-C5, Class A4 5.10% due 08/15/2038	1,960,000	1,603,874

The accompanying notes are an integral part of the financial statements.

127

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

U.S. Government Securities Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp., Series 2525, Class AM 4.50% due 04/15/2032	$692,679	$689,658
Federal National Mortgage Association Whole Loan, Series 2003-W14, Class 2A 5.5511% due 01/25/2043 (b)	1,398,810	1,253,099
Greenpoint Mortgage Funding Trust, Series 2006-AR4, Class A1A 0.5713% due 09/25/2046 (b)	1,894,995	1,425,286
Harborview Mortgage Loan Trust, Series 2004-2, Class 2A1 0.8413% due 06/19/2034 (b)	377,864	295,802
Impac CMB Trust, Series 2004-5, Class 1A1 0.8313% due 10/25/2034 (b)	237,950	136,662
Impac Secured Assets Corp., Series 2005-2, Class A1 0.7913% due 03/25/2036 (b)	1,694,294	786,047
LB-UBS Commercial Mortgage Trust, Series 2006-C3, Class A4 5.661% due 03/15/2039	900,000	733,072
LB-UBS Commercial Mortgage Trust, Series 2006-C7, Class A3 5.347% due 11/15/2038	3,490,000	2,718,377
Lehman XS Trust, Series 2005-5N, Class 3A1A 0.7713% due 11/25/2035 (b)	87,806	40,868
Lehman XS Trust, Series 2006-2N, Class 1A1 0.7312% due 02/25/2046 (b)	580,413	236,278
Lehman XS Trust, Series 2006-GP3, Class 3A1A 0.5412% due 06/25/2046 (b)	1,417,439	1,293,517
Luminent Mortgage Trust, Series 2006-4, Class A1A 0.6613% due 05/25/2046 (b)	2,143,199	949,705
Master Adjustable Rate Mortgages Trust, Series 2004-12, Class 5A1 5.7212% due 10/25/2034 (b)	408,446	282,317
Master Adjustable Rate Mortgages Trust, Series 2004-15, Class 1A1 5.7371% due 12/25/2034 (b)	134,485	71,314
Master Adjustable Rate Mortgages Trust., Series 2007-3, Class 12A1 0.6712% due 05/25/2047 (b)	2,999,164	1,156,354
Merrill Lynch Mortgage Trust, Series 2006-C1, Class A4 5.6572% due 05/12/2039 (b)	1,460,000	1,189,021
Morgan Stanley Mortgage Loan Trust, Series 2006-8AR, Class 1A2 0.5412% due 06/25/2036 (b)	988,541	815,953
Novastar Mortgage-Backed Notes, Series 2006-MTA1, Class 2A1A 0.6613% due 09/25/2046 (b)	2,010,187	833,946
RAAC Series, Series 2006-RP3, Class A 0.7412% due 05/25/2036 (b)(f)	1,904,343	1,427,266
Residential Accredit Loans, Inc., Series 2005-QO3, Class A1 0.8712% due 10/25/2045 (b)	98,388	45,228
Residential Asset Mortgage Products, Inc., Series 2002-RP1, Class A1 0.9013% due 03/25/2033 (b)(f)	32,140	18,285
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-16, Class 1A2 5.1355% due 11/25/2034 (b)	80,240	41,235

U.S. Government Securities Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-20, Class 2A1 5.1929% due 01/25/2035	$40,303	$23,530
Structured Asset Mortgage Investments, Inc., Series 2006-AR6, Class 1A1 0.6513% due 12/25/2035 (b)	2,395,416	957,233
Structured Asset Mortgage Investments, Inc., Series 2006-AR6, Class 1A3 0.6613% due 07/25/2046 (b)	2,036,103	700,975
Structured Asset Mortgage Investments, Inc., Series 2006-AR7, Class A1A 0.6812% due 08/25/2036 (b)	2,896,349	1,150,676
Thornburg Mortgage Securities Trust, Series 2006-3, Class A2 0.5763% due 05/25/2046 (b)	2,703,396	2,456,209
Thornburg Mortgage Securities Trust, Series 2006-3, Class A3 0.5813% due 06/25/2046 (b)	2,938,118	2,874,414
Thornburg Mortgage Securities Trust, Series 2007-4, Class 2A1 6.2082% due 09/25/2037 (b)	1,143,237	809,660
Thornburg Mortgage Securities Trust, Series 2007-4, Class 3A1 6.201% due 09/25/2037 (b)	1,090,131	836,365
WaMu Mortgage Pass-Through Certificates, Series 2005-AR17, Class A1A1 0.7413% due 12/25/2045 (b)	1,803,063	846,909
WaMu Mortgage Pass-Through Certificates, Series 2005-AR17, Class A1A2 0.7613% due 12/25/2045 (b)	252,177	116,822
Washington Mutual, Inc., Mortgage Pass-Through Certificates, Series 2005-AR19, Class A1A2 0.7613% due 12/25/2045 (b)	198,007	91,350
Zuni Mortgage Loan Trust, Series 2006-OA1, Class A1 0.6013% due 08/25/2036 (b)	1,474,877	1,398,096

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $70,721,989)		$44,037,075

ASSET BACKED SECURITIES - 6.26%
ACE Securities Corp., Series 2006-GP1, Class A 0.6012% due 02/25/2031 (b)	1,376,260	994,186
ACE Securities Corp., Series 2006-SL3, Class A1 0.5713% due 06/25/2036 (b)	1,593,612	282,947
Aegis Asset Backed Securities Trust, Series 2004-2, Class A3 0.9513% due 06/25/2034 (b)	355,503	298,243
Bravo Mortgage Asset Trust, Series 2006-1A, Class A1 0.6012% due 07/25/2036 (b)(f)	476,564	419,996
Countrywide Home Equity Loan Trust, Series 2004-I, Class A 1.485% due 02/15/2034 (b)	1,453,118	799,429
Countrywide Home Equity Loan Trust, Series 2004-R, Class 2A 1.445% due 03/15/2030 (b)	1,579,372	476,844
Countrywide Home Equity Loan Trust, Series 2006-E, Class 2A 1.335% due 07/15/2036 (b)	1,700,401	683,449

The accompanying notes are an integral part of the financial statements.

128

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

U.S. Government Securities Trust (continued)

	Shares or Principal Amount	Value

ASSET BACKED SECURITIES
(continued)
Countrywide Home Equity Loan Trust, Series 2007-GW, Class A 1.745% due 08/15/2037 (b)	$2,598,489	$1,594,020
Credit Suisse Mortgage Capital Certificates, Series 2006-CF2, Class A1 0.7312% due 05/25/2036 (b)(f)	1,362,898	855,006
EMC Mortgage Loan Trust, Series 2006-A, Class A1 0.9212% due 12/25/2042 (b)(f)	499,246	394,980
GMAC Mortgage Corp. Loan Trust, Series 2004-VF1, Class A1 1.2213% due 02/25/2031 (b)(f)	2,511,239	1,990,127
GMAC Mortgage Corp. Loan Trust, Series 2006-HE1, Class A 0.6812% due 11/25/2036 (b)	3,202,182	842,373
GSAA Home Equity Trust, Series 2005-5, Class A4 0.7412% due 02/25/2035 (b)	607,883	485,546
GSAMP Trust, Series 2006-S4, Class A1 0.5613% due 05/25/2036 (b)	1,014,770	383,307
IndyMac Seconds Asset Backed Trust, Series 2006-A, Class A 0.6013% due 06/25/2036 (b)	1,958,326	332,023
JPMorgan Chase Commercial Mortgage Securities Corp, Series 2006-CB17, Class A4 5.429% due 12/12/2043	4,530,000	3,438,337
Long Beach Mortgage Loan Trust, Series 2005-3, Class 2A2 0.7513% due 09/25/2035 (b)	258,492	223,549
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-H1, Class 2A1 1.9713% due 10/25/2037 (b)	2,660,040	1,925,619
Morgan Stanley ABS Capital I, Series 2004-HE8, Class A7 1.0013% due 09/25/2034 (b)	100,766	40,029
Morgan Stanley Mortgage Loan Trust, Series 2006-4SL, Class A1 0.6212% due 03/25/2036 (b)	1,141,649	268,506
Nelnet Student Loan Trust, Series 2008-4, Class A4 5.015% due 04/25/2024 (b)	570,000	461,776
SACO I Trust, Inc., Series 2006-6, Class A 0.6013% due 06/25/2036 (b)	1,788,732	297,432
SACO I Trust, Inc., Series 2006-7, Class A1 0.6012% due 07/25/2036 (b)	1,805,060	296,988
SLM Student Loan Trust, Series 2006-5, Class A2 3.525% due 07/25/2017 (b)	1,280,976	1,242,330
Structured Asset Securities Corp., Series 2006-ARS1, Class A1 0.5813% due 02/25/2036 (b)(f)	1,357,157	177,338
Truman Capital Mortgage Loan Trust, Series 2006-1, Class A 0.7312% due 03/25/2036 (b)(f)	1,953,886	1,074,590
Lehman XS Trust, Series 2005-7N, Class 1A1B 0.7713% due 12/25/2035 (b)	116,013	33,207

TOTAL ASSET BACKED SECURITIES (Cost $39,805,971)		$20,312,177

PREFERRED STOCKS - 0.01%

Financial - 0.01%
Federal Home Loan Mortgage Corp., Series Z, 8.375%	39,750	15,105

U.S. Government Securities Trust (continued)

	Shares or Principal Amount	Value

PREFERRED STOCKS (continued)
Financial (continued)
Federal National Mortgage Association, Series S, 8.25% (i)	28,575	$23,717

		38,822

TOTAL PREFERRED STOCKS (Cost $1,708,125)		$38,822

REPURCHASE AGREEMENTS - 2.23%
JPMorgan Chase & Company Tri-Party Repurchase Agreement dated 12/31/2008 at 0.01% to be repurchased at $6,900,004 on 01/02/2009, collateralized by $10,127,000 U.S. Treasury Strips, zero coupon due 08/15/2020 (valued at $7,038,000, including interest)	$6,900,000	$6,900,000
Repurchase Agreement with State Street Corp. dated 12/31/2008 at 0.00% to be repurchased at $334,000 on 01/02/2009, collateralized by $215,000 U.S. Treasury Bonds, 8.75% due 08/15/2020 (valued at $343,527, including interest	334,000	334,000

TOTAL REPURCHASE AGREEMENTS (Cost $7,234,000)		$7,234,000

SHORT TERM INVESTMENTS - 28.65%
Federal Home Loan Mortgage Corp. Discount Notes zero coupon due 05/05/2009 (a)	$46,000,000	$45,801,944
John Hancock Cash Investment Trust, 1.2465% (c)(h)	47,217,900	47,217,900

TOTAL SHORT TERM INVESTMENTS (Cost $93,019,844)		$93,019,844

Total Investments (U.S. Government Securities Trust) (Cost $533,183,401) - 151.73%		$492,562,826
Liabilities in Excess of Other Assets - (51.73)%		(167,926,339)

TOTAL NET ASSETS - 100.00%		$324,636,487

U.S. High Yield Bond Trust

	Shares or Principal Amount	Value

CORPORATE BONDS - 73.18%

Basic Materials - 3.67%
AbitibiBowater, Inc. 9.375% due 12/15/2021	$650,000	$65,000
Abitibi-Consolidated Company of Canada 6.00% due 06/20/2013	24,000	1,920
American Pacific Corp. 9.00% due 02/01/2015	1,560,000	1,294,800
Bowater Canada Finance Corp. 7.95% due 11/15/2011	24,000	2,520
Freeport-McMoRan Copper & Gold, Inc.
8.25% due 04/01/2015	1,475,000	1,253,750
8.375% due 04/01/2017	10,025,000	8,220,500
Georgia-Pacific Corp. 7.125% due 01/15/2017 (f)	730,000	613,200

The accompanying notes are an integral part of the financial statements.

129

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

U.S. High Yield Bond Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Basic Materials (continued)
Huntsman International LLC 7.875% due 11/15/2014	$5,950,000	$3,183,250
Innophos Holdings, Inc. 9.50% due 04/15/2012 (f)	600,000	442,500
Innophos, Inc. 8.875% due 08/15/2014	2,900,000	2,030,000
Mosaic Company
7.375% due 12/01/2014 (f)	750,000	615,000
7.625% due 12/01/2016 (f)	2,150,000	1,720,000
Neenah Paper, Inc. 7.375% due 11/15/2014	925,000	499,500
P. H. Glatfelter Company 7.125% due 05/01/2016	725,000	630,750

		20,572,690

Communications - 20.80%
Alltel Corp. 7.875% due 07/01/2032	3,150,000	3,071,250
American Tower Corp. 7.00% due 10/15/2017 (f)	3,765,000	3,350,850
Barrington Broadcasting Group LLC 10.50% due 08/15/2014	3,900,000	1,516,125
Centennial Communications Corp. 10.00% due 01/01/2013	5,075,000	5,252,625
Charter Communications Holdings I LLC 11.00% due 10/01/2015	1,850,000	286,750
Charter Communications Holdings II LLC 10.25% due 09/15/2010 (f)	1,975,000	908,500
Charter Communications Operating LLC
8.00% due 04/30/2012 (f)	9,151,000	7,503,820
8.375% due 04/30/2014 (f)	7,740,000	5,921,100
Citizens Communications Company 7.05% due 10/01/2046	1,050,000	456,750
Cricket Communications, Inc. 9.375% due 11/01/2014	6,390,000	5,751,000
CSC Holdings, Inc. 6.75% due 04/15/2012	3,440,000	3,147,600
CSC Holdings, Inc., Series B
7.625% due 04/01/2011	1,735,000	1,635,237
8.125% due 08/15/2009	2,100,000	2,089,500
DirecTV Holdings LLC
6.375% due 06/15/2015	320,000	295,200
8.375% due 03/15/2013	10,769,000	10,715,155
EchoStar DBS Corp.
6.375% due 10/01/2011	2,150,000	1,999,500
6.625% due 10/01/2014	1,150,000	960,250
7.00% due 10/01/2013	600,000	520,500
7.125% due 02/01/2016	3,575,000	2,985,125
7.75% due 05/31/2015	3,200,000	2,720,000
Fisher Communications, Inc. 8.625% due 09/15/2014	4,050,000	3,118,500
Intelsat Corp.
9.25% due 08/15/2014 (f)	1,225,000	1,139,250
9.25% due 06/15/2016 (f)	2,300,000	2,093,000
Lamar Media Corp. 6.625% due 08/15/2015 (a)	3,600,000	2,601,000
Lamar Media Corp., Series C 6.625% due 08/15/2015	2,070,000	1,495,575

U.S. High Yield Bond Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Communications (continued)
MetroPCS Wireless, Inc. 9.25% due 11/01/2014	$4,250,000	$3,803,750
Nielsen Finance LLC
zero coupon, step up to 12.50% on 08/01/2011 due 08/01/2016 (b)	6,150,000	2,229,375
10.00% due 08/01/2014	1,325,000	1,060,000
Qwest Capital Funding, Inc. 7.00% due 08/03/2009	2,775,000	2,719,500
Qwest Communications International, Inc., Series B 7.50% due 02/15/2014	3,740,000	2,674,100
Qwest Corp.
5.2463% due 06/15/2013 (b)	2,110,000	1,571,950
6.50% due 06/01/2017	1,250,000	925,000
7.50% due 06/15/2023	1,000,000	700,000
7.50% due 10/01/2014	600,000	498,000
8.875% due 03/15/2012	2,260,000	2,090,500
R.H. Donnelley Corp., Series A-3 8.875% due 01/15/2016	2,000,000	300,000
R.H. Donnelley, Inc. 11.75% due 05/15/2015	1,125,000	275,625
Sprint Capital Corp. 8.75% due 03/15/2032	24,070,000	16,247,250
Time Warner Telecom Holdings, Inc. 9.25% due 02/15/2014	3,580,000	2,935,600
United States West Communications, Inc. 6.875% due 09/15/2033	520,000	309,400
Valor Telecommunications Enterprise LLC 7.75% due 02/15/2015	1,450,000	1,210,750
Verizon Wireless Capital LLC 8.50% due 11/15/2018 (f)	1,450,000	1,698,932
Videotron Ltee.
6.375% due 12/15/2015	1,330,000	1,044,050
6.875% due 01/15/2014	1,881,000	1,664,685
9.125% due 04/15/2018 (f)	1,200,000	1,116,000

		116,608,629

Consumer, Cyclical - 7.42%
ALH Finance LLC 8.50% due 01/15/2013	3,745,000	2,883,650
Allison Transmission, Inc.
11.00% due 11/01/2015 (f)	3,160,000	1,548,400
11.25% due 11/01/2015 (f)	2,660,000	1,050,700
AMC Entertainment, Inc., Series B 8.625% due 08/15/2012	5,343,000	4,274,400
American Tire Distributors Holdings, Inc.
10.1325% due 04/01/2012 (b)	475,000	351,500
10.75% due 04/01/2013	1,475,000	1,098,875
AmeriGas Partners LP
7.125% due 05/20/2016	1,840,000	1,472,000
7.25% due 05/20/2015	1,557,000	1,268,955
Cinemark, Inc.
zero coupon, step up to 9.75% on 03/15/2009 due 03/15/2014	5,415,000	4,379,381
Continental Airlines, Inc., Series 00-1 8.499% due 05/01/2011	143,569	77,527
Ford Motor Company
7.40% due 11/01/2046	600,000	120,000
7.45% due 07/16/2031	1,750,000	490,000
9.50% due 09/15/2011	600,000	216,000

The accompanying notes are an integral part of the financial statements.

130

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

U.S. High Yield Bond Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Consumer, Cyclical (continued)
General Motors Corp.
6.75% due 05/01/2028	$2,050,000	$338,250
7.20% due 01/15/2011 (a)	4,550,000	955,500
7.375% due 05/23/2048	1,550,000	220,875
8.375% due 07/15/2033	1,675,000	293,125
Goodyear Tire & Rubber Company 7.857% due 08/15/2011	1,475,000	1,224,250
MGM Mirage, Inc.
6.00% due 10/01/2009	5,900,000	5,634,500
8.50% due 09/15/2010	1,250,000	1,050,000
MTR Gaming Group, Inc., Series B 9.00% due 06/01/2012	500,000	280,000
O’Charleys, Inc. 9.00% due 11/01/2013	5,700,000	2,736,000
Penn National Gaming, Inc. 6.875% due 12/01/2011	2,150,000	1,988,750
River Rock Entertainment Authority 9.75% due 11/01/2011	3,035,000	2,519,050
San Pasqual Casino Development Group 8.00% due 09/15/2013 (f)	2,090,000	1,515,250
Sonic Automotive, Inc., Series B 8.625% due 08/15/2013	3,315,000	1,234,838
Suburban Propane Partners LP 6.875% due 12/15/2013	1,005,000	824,100
United Auto Group, Inc. 7.75% due 12/15/2016	3,300,000	1,534,500

		41,580,376
Consumer, Non-cyclical - 14.14%
Biomet, Inc. 11.625% due 10/15/2017	5,900,000	5,044,500
Centene Corp. 7.25% due 04/01/2014	2,050,000	1,619,500
Community Health Systems, Inc. 8.875% due 07/15/2015	7,720,000	7,102,400
Cornell Companies, Inc. 10.75% due 07/01/2012	3,915,000	3,543,075
Corrections Corp. of America 6.25% due 03/15/2013	1,140,000	1,060,200
DaVita, Inc. 6.625% due 03/15/2013	400,000	380,000
Del Monte Corp. 8.625% due 12/15/2012	3,600,000	3,492,000
Education Management Corp. 8.75% due 06/01/2014	1,400,000	1,064,000
Geo Group, Inc. 8.25% due 07/15/2013	4,545,000	4,010,962
H&E Equipment Services, Inc. 8.375% due 07/15/2016	2,950,000	1,563,500
HCA, Inc.
7.875% due 02/01/2011	740,000	651,200
9.125% due 11/15/2014	650,000	602,875
9.25% due 11/15/2016	7,375,000	6,766,563
9.625% due 11/15/2016	1,800,000	1,404,000
Healthsouth Corp. 10.75% due 06/15/2016	800,000	734,000
Iron Mountain, Inc. 8.00% due 06/15/2020	3,275,000	2,628,188

U.S. High Yield Bond Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Consumer, Non-cyclical (continued)
Lender Processing Services, Inc. 8.125% due 07/01/2016	$3,900,000	$3,475,875
Mac-Gray Corp. 7.625% due 08/15/2015	3,950,000	3,634,000
Multiplan, Inc. 10.375% due 04/15/2016 (f)	2,750,000	2,227,500
NCO Group, Inc. 11.875% due 11/15/2014	2,675,000	1,337,500
Omnicare, Inc.
6.125% due 06/01/2013	750,000	630,000
6.875% due 12/15/2015	2,120,000	1,738,400
Reynolds American, Inc.
6.50% due 07/15/2010	250,000	248,415
7.625% due 06/01/2016	4,407,000	3,670,207
Rural/Metro Corp. 9.875% due 03/15/2015	1,950,000	1,560,000
Service Corp. International
6.75% due 04/01/2016	500,000	380,000
7.00% due 06/15/2017	2,755,000	2,066,250
7.50% due 04/01/2027	2,730,000	1,747,200
7.625% due 10/01/2018	1,850,000	1,369,000
7.875% due 02/01/2013	850,000	757,562
Sheridan Group, Inc. 10.25% due 08/15/2011	1,600,000	1,122,000
Sun Healthcare Group, Inc. 9.125% due 04/15/2015	1,935,000	1,693,125
Tenet Healthcare Corp.
6.375% due 12/01/2011	4,250,000	3,283,125
6.875% due 11/15/2031	635,000	266,700
The Cooper Companies, Inc. 7.125% due 02/15/2015	5,050,000	4,242,000
United Surgical Partners International, Inc. 8.875% due 05/01/2017	3,160,000	2,164,600

		79,280,422
Energy - 7.68%
Calfrac Holdings LP 7.75% due 02/15/2015 (f)	2,950,000	1,386,500
Chesapeake Energy Corp.
6.375% due 06/15/2015	200,000	158,000
6.625% due 01/15/2016	1,985,000	1,568,150
6.875% due 01/15/2016	400,000	320,000
6.875% due 11/15/2020	3,500,000	2,520,000
7.25% due 12/15/2018	500,000	390,000
7.50% due 09/15/2013	750,000	645,000
El Paso Corp.
6.875% due 06/15/2014	500,000	403,658
7.00% due 06/15/2017	3,250,000	2,543,466
7.25% due 06/01/2018	2,525,000	2,004,022
7.75% due 01/15/2032	4,990,000	3,239,114
Forest Oil Corp. 7.25% due 06/15/2019 (f)	1,475,000	1,076,750
Hilcorp Energy I LP 7.75% due 11/01/2015 (f)	1,360,000	958,800
Hilcorp Energy I LP/Hilcorp Finance Company 9.00% due 06/01/2016 (f)	3,730,000	2,666,950
Key Energy Services, Inc. 8.375% due 12/01/2014	3,825,000	2,524,500

The accompanying notes are an integral part of the financial statements.

131

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

U.S. High Yield Bond Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Energy (continued)
Kinder Morgan Energy Partners LP 9.00% due 02/01/2019	$5,025,000	$5,242,758
MarkWest Energy Partners LP / MarkWest Energy Finance Corp., Series B 8.75% due 04/15/2018 (f)	1,855,000	1,150,100
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Series B 8.50% due 07/15/2016	1,040,000	663,000
National Oilwell Varco, Inc., Series B 6.125% due 08/15/2015	24,000	20,847
Sabine Pass LNG LP
7.50% due 11/30/2016	11,900,000	8,568,000
7.50% due 11/30/2016 (f)	1,250,000	900,000
SandRidge Energy, Inc.
8.00% due 06/01/2018 (f)	1,000,000	555,000
8.625% due 04/01/2015	2,150,000	1,128,750
Swift Energy Company 7.125% due 06/01/2017	4,250,000	2,401,250

		43,034,615
Financial - 8.31%
Altra Industrial Motion, Inc. 9.00% due 12/01/2011	1,535,000	1,450,575
American General Finance Corp., MTN 4.625% due 05/15/2009	1,000,000	857,677
Chevy Chase Bank 6.875% due 12/01/2013	905,000	725,131
Chukchansi Economic Development Authority
6.095% due 11/15/2012 (b)(f)	939,000	467,152
8.00% due 11/15/2013 (f)	1,805,000	834,812
CIT Group, Inc.
5.65% due 02/13/2017	378,000	262,843
6.00% due 04/01/2036	1,030,000	650,945
12.00% due 12/18/2018 (f)	2,164,000	1,125,929
El Paso Performance-Linked Trust 7.75% due 07/15/2011 (f)	2,550,000	2,207,662
Ford Motor Credit Company 8.00% due 12/15/2016	6,800,000	4,429,296
Ford Motor Credit Company LLC
5.80% due 01/12/2009	3,700,000	3,689,518
7.00% due 10/01/2013	2,710,000	1,872,412
7.25% due 10/25/2011	100,000	73,051
7.375% due 10/28/2009	925,000	812,354
9.2025% due 04/15/2009 (b)	800,000	772,000
General Motors Acceptance Corp. 5.85% due 01/14/2009	3,875,000	3,849,747
GMAC LLC
6.00% due 12/15/2011	4,410,000	3,497,265
6.875% due 09/15/2011	1,900,000	1,538,318
Host Marriott LP 7.125% due 11/01/2013	825,000	664,125
Host Marriott LP, Series M 7.00% due 08/15/2012	3,905,000	3,309,488
HUB International Holdings, Inc. 10.25% due 06/15/2015 (f)	4,300,000	1,897,375
KAR Holdings, Inc.
8.75% due 05/01/2014	1,325,000	583,000
10.00% due 05/01/2015	9,081,000	2,996,730

U.S. High Yield Bond Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Financial (continued)
Lehman Brothers Holdings, Inc. 7.875% due 08/15/2010 ^	$3,400,000	$323,000
NSG Holdings, Inc. 7.75% due 12/15/2025 (f)	2,445,000	1,907,100
Nuveen Investments, Inc. 10.50% due 11/15/2015 (f)	15,245,000	3,372,956
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp 10.625% due 04/01/2017	650,000	351,000
USI Holdings Corp. 9.75% due 05/15/2015 (f)	5,250,000	2,093,438
		46,614,899
Industrial - 4.67%
Allied Waste North America, Inc.
6.50% due 11/15/2010	700,000	675,500
6.875% due 06/01/2017	200,000	186,000
Allied Waste North America, Inc., Series B
5.75% due 02/15/2011	200,000	187,500
7.125% due 05/15/2016	3,175,000	2,889,250
Baldor Electric Company 8.625% due 02/15/2017	2,725,000	2,030,125
Crown Holdings, Inc. 8.00% due 04/15/2023	5,165,000	4,054,525
Esco Corp.
5.8713% due 12/15/2013 (b)(f)	625,000	400,000
8.625% due 12/15/2013 (f)	875,000	612,500
Graham Packaging Company 9.875% due 10/15/2014	2,900,000	1,783,500
Gulfmark Offshore, Inc. 7.75% due 07/15/2014	3,450,000	2,449,500
L-3 Communications Corp. 5.875% due 01/15/2015	3,350,000	3,015,000
Muzak Finance Corp. 13.00% due 03/15/2010	700,000	175,000
NXP BV/NXP Funding LLC 7.5025% due 10/15/2013 (b)	1,795,000	596,837
Overseas Shipholding Group, Inc. 7.50% due 02/15/2024	4,115,000	2,736,475
Owens-Brockway Glass Container, Inc. 8.25% due 05/15/2013	2,525,000	2,487,125
Owens-Illinois, Inc. 7.80% due 05/15/2018	650,000	578,500
Trailer Bridge, Inc. 9.25% due 11/15/2011	1,750,000	1,312,500

		26,169,837
Technology - 3.83%
Affiliated Computer Services, Inc. 5.20% due 06/01/2015	4,300,000	3,096,000
First Data Corp. 9.875% due 09/24/2015	9,150,000	5,535,750
Open Solutions, Inc. 9.75% due 02/01/2015 (f)	5,370,000	805,500
Seagate Technology HDD Holdings 6.80% due 10/01/2016	6,225,000	3,237,000
SunGard Data Systems, Inc.
3.75% due 01/15/2009	350,000	349,125
4.875% due 01/15/2014	400,000	276,000
9.125% due 08/15/2013	505,000	436,825

The accompanying notes are an integral part of the financial statements.

132

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

U.S. High Yield Bond Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Technology (continued)
SunGard Data Systems, Inc. (continued) 10.25% due 08/15/2015	$11,756,000	$7,758,960

		21,495,160
Utilities - 2.66%
Ipalco Enterprises, Inc. 7.25% due 04/01/2016 (f)	950,000	779,000
NRG Energy, Inc.
7.25% due 02/01/2014	450,000	420,750
7.375% due 02/01/2016	7,259,000	6,750,870
7.375% due 01/15/2017	7,550,000	6,946,000

		14,896,620

TOTAL CORPORATE BONDS (Cost $526,062,844)		$410,253,248

ASSET BACKED SECURITIES - 0.14%
DB Master Finance LLC, Series 2006-1, Class-M1 8.285% due 06/20/2031 (f)	1,250,000	805,900

TOTAL ASSET BACKED SECURITIES (Cost $1,249,977)		$805,900

TERM LOANS - 19.37%

Basic Materials - 1.26%
Bolthouse, Term Loan B 6.188% due 06/30/2012 (b)	249,359	184,526
Celanese Holdings LLC, Letter of Credit 5.553% due 04/02/2014 (b)	1,072,058	731,144
Celanese Holdings LLC, Tranche B 3.401% due 04/02/2014 (b)	166,667	112,738
Georgia-Pacific Corp., Tranche B 4.108% due 12/23/2012 (b)	2,567,360	2,084,909
Georgia-Pacific Corp., Tranche B2 3.312% due 12/22/2012 (b)	2,084,652	1,692,910
Huntsman International LLC 2.221% due 04/19/2014 (b)	3,739,300	2,284,088

		7,090,315
Communications - 3.52%
Alltel Communications, Inc., Tranche B 4.371% due 05/15/2015 (b)	5,739,320	5,643,186
Alltel Corp., Term Loan B1 4.371% due 05/15/2015 (b)	416,669	407,889
Centennial Cellular Operating 0.00% due 02/09/2011 (j)	1,000,000	947,500
Charter Communications Operating LLC, Tranche 3 3.959% due 03/01/2014 (b)	750,000	390,000
Charter Communications Operating LLC, Tranche B1 5.064% due 03/06/2014 (b)	742,500	542,025
Citadel Broadcasting Corp. 2.830% due 06/12/2014 (b)	1,250,000	500,000
Crown Castle International Corp. 5.376% due 03/05/2014 (b)	1,604,953	1,091,368
CSC Holdings, Inc. 2.945% due 03/23/2013 (b)	3,862,637	3,281,631
Getty Images, Inc. 8.053% due 07/02/2015 (b)	447,188	396,879
Gray TV 4.839% due 12/31/2014 (b)	1,103,701	416,647

U.S. High Yield Bond Trust (continued)

	Shares or Principal Amount	Value

TERM LOANS (continued)

Communications (continued)
Intelsat Corp., Term Loan A3 0.00% due 07/03/2010 (j)	$1,085,500	$903,679
Intelsat Corp., Term Loan B2A 0.00% due 01/03/2014 (j)	833,501	595,953
Intelsat Corp., Term Loan B2B 0.00% due 01/03/2014 (j)	833,249	595,774
Intelsat Corp., Term Loan B2C 0.00% due 01/03/2014 (j)	833,249	595,773
Intelsat, Ltd. 0.00% due 07/28/2011 (j)	1,085,500	903,679
Intelsat, Ltd., Tranche B 0.00% due 07/28/2011 (j)	1,000,000	835,000
Level 3 Communications, Inc. 7.00% due 03/01/2014 (b)	1,250,000	748,438
Local TV Finance LLC 2.470% due 05/07/2013 (b)	496,222	158,791
MetroPCS Wireless, Inc., Term Loan B 0.00% due 11/03/2013 (j)	1,000,000	799,063

		19,753,275
Consumer, Cyclical - 3.07%
Alliance Laundry Systems 4.520% due 01/27/2012 (b)	594,286	445,714
BLB Wembley Holdings, Inc. 7.263% due 06/30/2011 (b)	701,135	327,197
Bombardier Recreational Products, Inc., Tranche B 5.725% due 06/26/2013 (b)	800,000	380,000
Federal Mogul Corp., Tranche B 3.28% due 12/27/2014 (b)	2,783,275	1,189,850
Federal Mogul Corp., Tranche C 2.64% due 12/27/2015 (b)	2,050,180	876,452
Ford Motor Company, Tranche B 5.00% due 11/29/2013 (b)	3,994,812	1,602,918
Golden Nugget, Inc. 3.73% due 12/14/2014 (b)	750,000	52,500
Greek Town Holdings 5.00% due 03/23/2014 (b)	758,453	342,821
Greektown Casino LLC, Tranche B 5.00% due 12/03/2012 (b)	1,600,000	723,200
Greenwood Racing 2.72% due 11/14/2011 (b)	2,451,119	1,348,115
HMSC 5.961% due 04/03/2014 (b)	550,000	55,000
HMSC, Tranche 1 Lien 5.595% due 04/03/2014 (b)	396,970	150,848
Iconix Brand Group, Inc. 3.710% due 11/07/2013 (b)	500,000	355,000
Live Nation Worldwide 0.00% due 12/21/2013 (j)	463,909	368,808
National Cinemedia LLC 3.75% due 02/13/2015 (b)	312,000	179,920
Penn National Gaming, Inc. 3.563% due 05/26/2012 (b)	5,017,020	4,030,338
Pep Boys - Manny, Moe & Jack 4.180% due 01/31/2013 (b)	237,219	142,331
Regal Cinemas Corp. 3.209% due 11/10/2010 (b)	248,731	180,192
Riviera Holding Corp. 3.47% due 06/08/2014 (b)	1,250,000	625,000

The accompanying notes are an integral part of the financial statements.

133

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

U.S. High Yield Bond Trust (continued)

	Shares or Principal Amount	Value

TERM LOANS (continued)

Consumer, Cyclical (continued)
Sagittarius Restaurants LLC 9.50% due 03/29/2013 (b)	$681,439	$218,061
Seminole Tribe of Florida, Term Loan B-1 3.00% due 03/05/2014 (b)	63,196	51,294
Seminole Tribe of Florida, Term Loan B-2 3.00% due 03/05/2014 (b)	227,540	184,687
Seminole Tribe of Florida, Term Loan B-3 3.000% due 03/05/2014 (b)	209,265	169,854
Tire Rack Holdings, Inc. 3.164% due 06/24/2012 (b)	783,711	509,412
Yonkers Racing Corp. 10.50% due 08/12/2011 (b)	3,315,334	2,718,574

		17,228,086
Consumer, Non-cyclical - 3.24%
AmWINS Group, Inc.
4.155% due 06/07/2013 (b)	1,140,467	615,852
6.47% due 06/07/2014 (b)	750,000	337,500
Carestream Health, Inc., Tranche B 5.42% due 04/30/2013 (b)	737,960	426,172
Carestream Health, Inc., Tranche B2 7.975% due 10/30/2013 (b)	500,000	112,500
Coinmach Laundry Corp. 5.220% due 12/19/2012 (b)	994,987	711,416
Community Health Systems, Inc., Tranche B 4.445% due 06/30/2014 (b)	4,668,688	3,619,400
Community Health Systems, Inc., Tranche Delayed Draw 1.801% due 06/30/2014 (b)(k)	238,772	185,108
Dean Foods Company, Tranche B 2.95% due 03/01/2014 (b)	1,477,500	1,234,768
Dole Foods Company, Tranche B 2.715% due 04/12/2013 (b)	628,170	435,531
Dole Foods Company, Tranche C 4.701% due 04/12/2013 (b)	2,340,378	1,622,661
Dole Foods, Letter of Credit 6.819% due 04/12/2013 (b)	354,415	245,727
Education Management Corp., Tranche C 3.25% due 05/29/2011 (b)	697,411	436,579
Goodyear Tire & Rubber Company, Tranche 2 2.220% due 04/30/2014 (b)	4,000,000	2,510,000
HCA, Inc., Tranche B 3.71% due 11/16/2013 (b)	2,169,664	1,696,406
Health Management Associate, Inc. 3.209% due 02/28/2014 (b)	1,341,978	820,525
Healthsouth Corp., Tranche B 4.699% due 03/10/2013 (b)	846,187	647,937
Kepler Holdings, Ltd. 7.00% due 06/30/2009 (b)	500,000	435,000
Sun Healthcare Group, Inc. 4.695% due 04/12/2014 (b)	547,426	364,039
Sun Healthcare Group, Inc., Letter of Credit 3.459% due 04/12/2014 (b)	124,251	82,627
Sun Healthcare Group, Inc., Tranche Delayed Draw 3.744% due 04/12/2014 (b)	75,218	50,020
Toys R Us, Inc., Tranche B 4.868% due 12/01/2008 (b)	3,500,000	1,575,000

		18,164,768

U.S. High Yield Bond Trust (continued)

	Shares or Principal Amount	Value

TERM LOANS (continued)

Energy - 4.09%
Calpine Corp., Tranche B 4.335% due 03/29/2009 (b)	$9,565,599	$7,017,046
Covanta Energy Corp., Letter of Credit 2.825% due 02/02/2014 (b)	893,790	735,887
Covanta Energy Corp., Tranche B 3.229% due 02/02/2014 (b)	1,785,009	1,469,657
Dynegy Holdings, Inc.
1.970% due 04/02/2013 (b)	2,862,716	2,139,880
1.970% due 04/02/2013 (b)	128,152	95,793
Dynegy Holdings, Inc., Tranche B 1.970% due 03/31/2013 (b)	461,847	345,231
Energy Transfer Equity 4.138% due 11/01/2012 (b)	1,250,000	962,500
Longview Power LLC, Letter of Credit 3.75% due 02/28/2013 (b)	166,667	106,667
Longview Power LLC, Tranche B 4.25% due 02/28/2014 (b)	500,000	320,000
Longview Power LLC, Tranche Delayed Draw 3.75% due 02/28/2014 (b)	583,333	373,333
Targa Resources, Letter of Credit 3.459% due 10/05/2011 (b)	380,516	235,376
Targa Resources, Tranche B 5.930% due 10/05/2012 (b)	237,138	146,687
Tenaska Power, 1st Lien Term Loan 2.461% due 12/15/2013 (b)	1,523,624	1,237,183
Tenaska Power, Term Loan
5.762% due 12/15/2011 (b)	100,331	81,469
5.762% due 12/15/2013 (b)	320,057	259,886
Texas Competitive Electric Holdings Company LLC 5.360% due 10/10/2014 (b)	9,231,792	6,381,476
Texas Competitive Energy, Tranche B3 5.368% due 10/10/2014 (b)	1,500,000	1,036,875

		22,944,946
Financial - 1.65%
BNY ConvergEx Group, Tranche 1 6.770% due 08/17/2013 (b)	1,250,000	812,500
Capital Automotive LP 3.19% due 12/16/2010 (b)	1,000,000	382,000
CCM Merger, Inc. 3.666% due 07/21/2012 (b)	713,099	320,895
Emdeon Business Services LLC, Tranche 1B 3.459% due 11/16/2013 (b)	471,068	329,747
Emdeon Business Services LLC, Tranche 2 5.762% due 05/16/2014 (b)	1,000,000	570,000
General Motors Corp., Tranche B 5.795% due 11/17/2013 (b)	3,977,241	1,789,758
Linsco/Private Ledger Corp., Tranche B 2.814% due 06/27/2013 (b)	2,364,062	1,678,484
Shea Capital LLC 4.22% due 10/27/2011 (b)	1,030,826	463,872
TD Ameritrade Holding Corp. 2.380% due 12/31/2012 (b)	1,000,000	834,375
TPF Generation Holdings LLC, Tranche 2 5.709% due 12/15/2014 (b)	800,000	420,000
VNU Nielsen Financial LLC, Tranche B 4.244% due 08/09/2013 (b)	2,028,795	1,360,977

The accompanying notes are an integral part of the financial statements.

134

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

U.S. High Yield Bond Trust (continued)

	Shares or Principal Amount	Value

TERM LOANS (continued)

Financial (continued)
Wimar Landco LLC, Tranche B 4.50% due 09/03/2008 (b)	$750,000	$302,500

		9,265,108
Industrial - 0.95%
Coffeyville Resources, Inc., Letter of Credit 9.133% due 12/28/2010 (b)	566,514	394,671
Coffeyville Resources, Inc., Tranche D 9.132% due 12/28/2013 (b)	938,893	654,096
Oshkosh Truck Corp., Tranche B 3.425% due 12/06/2013 (b)	660,288	382,417
Owens-Illinois, Inc. 2.695% due 06/14/2013 (b)	508,766	405,741
Rail America CND, Term Loan B 7.883% due 08/14/2009 (b)	197,600	165,984
Rail America US, Term Loan B 7.883% due 08/14/2009 (b)	3,052,400	2,564,016
Rexnord Holdings, Inc. 9.181% due 02/21/2013 (b)	1,461,029	730,514

		5,297,439
Technology - 1.22%
Affiliated Computer Services, Inc.
2.471% due 03/29/2013 (b)	422,028	360,834
3.321% due 03/29/2013 (b)	1,570,327	1,323,437
Reynolds & Reynolds Company, Inc. 2.461% due 10/24/2012 (b)	355,916	163,721
Reynolds & Reynolds Company, Inc., Tranche 2 5.961% due 10/01/2013 (b)	1,125,000	365,625
Reynolds & Reynolds Company, Inc., Tranche 3 7.961% due 04/01/2014 (b)	625,000	187,500
SunGard Data Systems, Inc., Tranche B1 4.017% due 01/31/2013 (b)	2,581,874	1,758,256
SunGard Data Systems, Inc., Tranche B2 0.00% due 02/27/2014 (j)	1,000,000	660,000
Web Services 7.25% due 08/04/2014 (b)	2,300,000	2,001,000

		6,820,373
Utilities - 0.37%
NRG Energy, Inc. 2.676% due 02/01/2013 (b)	1,486,812	1,284,234
NRG Energy, Inc., Tranche L 2.959% due 02/01/2013 (b)	732,624	632,804
NSG Holdings 3.50% due 06/15/2014 (b)	152,548	122,039
NSG Holdings, Letter of Credit 3.50% due 06/15/2014 (b)	24,169	19,335

		2,058,412

TOTAL TERM LOANS (Cost $145,758,316)		$108,622,722

U.S. High Yield Bond Trust (continued)

	Shares or Principal Amount	Value

REPURCHASE AGREEMENTS - 9.56%
Repurchase Agreement with State Street Corp. dated 12/31/2008 at 0.00% to be repurchased at $53,601,000 on 01/02/2009, collateralized by $35,110,000 U.S. Treasury Bonds, 8.50% due 02/15/2020 (valued at $54,673,292, including interest)	$53,601,000	$53,601,000

TOTAL REPURCHASE AGREEMENTS (Cost $53,601,000)		$53,601,000

SHORT TERM INVESTMENTS - 0.49%
John Hancock Cash Investment Trust, 1.2465% (c)(h)	$2,735,000	$2,735,000

TOTAL SHORT TERM INVESTMENTS (Cost $2,735,000)		$2,735,000

Total Investments (U.S. High Yield Bond Trust) (Cost $729,407,137) - 102.74%		$576,017,870
Liabilities in Excess of Other Assets - (2.74)%		(15,376,239)

TOTAL NET ASSETS - 100.00%		$560,641,631

Footnotes

Percentages are stated as a percent of net assets.

The accompanying notes are an integral part of the financial statements.

135

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Key to Currency Abbreviations
ARS	- Argentine Peso
AUD	- Australian Dollar
BRL	- Brazilian Real
CAD	- Canadian Dollar
CHF	- Swiss Franc
COP	- Colombian Peso
CZK	- Czech Koruna
DKK	- Danish Krone
EGP	- Egyptian Pound
EUR	- European Currency
GBP	- British Pound
GRD	- Greek Drachma
HKD	- Hong Kong Dollar
HUF	- Hungarian Forint
IDR	- Indonesian Rupiah
ILS	- Israeli Shekel
INR	- Indian Rupee
JPY	- Japanese Yen
KRW	- South Korean Won
MXN	- Mexican Peso
MYR	- Malaysian Ringgit
NGN	- Nigerian Naira
NZD	- New Zealand Dollar
NOK	- Norwegian Krone
PHP	- Philippines Peso
PLN	- Polish Zloty
RUB	- Russian Ruble
SEK	- Swedish Krona
SGD	- Singapore Dollar
THB	- Thai Baht
TRY	- Turkish Lira
TWD	- Taiwan Dollar
USD	- US Dollar
UYU	- Uruguayan Peso
ZAR	- South African Rand

Key to Security Abbreviations and Legend
ADR	- American Depositary Receipts
ADS	- American Depositary Shares
BKNT	- Bank Note
CDO	- Collateralized Debt Obligation
ESOP	- Employee Stock Ownership Program
EMTN	- European Medium Term Note
ETF	- Exchange Traded Fund
EWCO	- European Written Call Option
GDR	- Global Depositary Receipts
GMTN	- Global Medium Term Note
GTD	- Guaranteed
IO	- Interest Only (Carries notional principal amount)
MTN	- Medium Term Note
NIM	- Net Interest Margin
NVDR	- Non Voting Depositary Receipts
OTC	- Over The Counter
PIK	- Paid In Kind
PO	- Principal Only
REIT	- Real Estate Investment Trust
REMIC	- Real Estate Mortgage Investment Conduit
SBI	- Shares Beneficial Interest
SADR	- Sponsored American Depositary Receipts
SPDR	- Standard & Poor’s Depositary Receipts
TBA	- To Be Announced
TIPS	- Treasury Inflation Protected Security

^	Non-Income Producing, issuer is in bankruptcy and is in default of interest payments
*	Non-Income Producing
(a)	All or a portion of this security was out on loan
(b)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(c)	The investment is an affiliate of the fund, the adviser and/or the subadviser.
(d)	Principal amount of security is adjusted for inflation.
(e)	Security Fair Valued on December 31, 2008.
(f)

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	Security Purchased on a when-issued or delayed delivery basis.
(h)

John Hancock Cash Investment Trust is managed by MFC Global Investment Management (U.S.), LLC, and represents investment of securities lending collateral. The rate shown is the seven-day effective yield at period end.

(i)	Variable Rate Preferred
(j)	All or a portion of this position represents unsettled loan commitment. The coupon rate will be determined at time of settlement.
(k)	All or a portion of this position represents unfunded loan commitment.
**	Purchased on a forward commitment
***

At period end, all or a portion of this security has been segregated to meet the margin requirements on open financial futures contracts and/or collateral on open swap contracts or securities with forward commitments.

The accompanying notes are an integral part of the financial statements.

136

Item 6.(c)

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008
(showing percentage of total net assets)

500 Index Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 97.36%

Basic Materials - 3.42%
Air Products & Chemicals, Inc.	105,184	$5,287,600
AK Steel Holding Corp.	56,222	523,989
Alcoa, Inc.	401,686	4,522,984
Allegheny Technologies, Inc. (a)	48,330	1,233,864
Biogen Idec, Inc. *	146,433	6,974,604
CF Industries Holdings, Inc.	28,539	1,402,977
Dow Chemical Company (a)	463,653	6,996,524
E.I. Du Pont de Nemours & Company	452,903	11,458,446
Eastman Chemical Company	36,410	1,154,561
Ecolab, Inc.	84,148	2,957,802
Eli Lilly & Company	502,169	20,222,346
Freeport-McMoRan Copper & Gold, Inc., Class B	189,547	4,632,529
International Flavors & Fragrances, Inc.	39,473	1,173,138
International Paper Company	214,593	2,532,197
MeadWestvaco Corp.	85,732	959,341
Monsanto Company	275,014	19,347,235
Newmont Mining Corp.	228,014	9,280,170
Nucor Corp.	157,574	7,279,919
Plum Creek Timber Company, Inc.	83,714	2,908,224
PPG Industries, Inc.	82,419	3,497,038
Praxair, Inc.	154,787	9,188,156
Rohm & Haas Company	62,702	3,874,357
Sigma-Aldrich Corp.	62,918	2,657,656
The Sherwin-Williams Company (a)	49,286	2,944,839
Titanium Metals Corp. (a)	42,711	376,284
United States Steel Corp.	58,350	2,170,620
Weyerhaeuser Company (a)	106,048	3,246,129

		138,803,529

Communications - 10.51%
Akamai Technologies, Inc. *	84,886	1,280,930
Amazon.com, Inc. *	161,426	8,277,925
American Tower Corp., Class A *	199,104	5,837,729
AT&T, Inc.	2,957,749	84,295,847
CBS Corp., Class B	341,259	2,794,911
CenturyTel, Inc.	50,260	1,373,606
Ciena Corp. *	45,330	303,711
Cisco Systems, Inc. *	2,938,721	47,901,152
Comcast Corp., Class A	1,445,386	24,398,116
Corning, Inc.	780,131	7,434,648
DIRECTV Group, Inc. *	274,117	6,280,020
eBay, Inc. *	538,364	7,515,561
Embarq Corp.	71,338	2,565,314
Expedia, Inc. *	105,134	866,304
Frontier Communications Corp.	156,252	1,365,642
Gannett Company, Inc. (a)	114,493	915,944
Google, Inc., Class A *	120,063	36,937,382
Harris Corp.	67,553	2,570,392
Interpublic Group of Companies, Inc. *	239,180	947,153
JDS Uniphase Corp. *	110,343	402,752
Juniper Networks, Inc. *	264,983	4,639,852
McAfee, Inc. *	76,600	2,648,062
McGraw-Hill Companies, Inc.	157,850	3,660,542
Meredith Corp.	18,137	310,505
Monster Worldwide, Inc. *	61,845	747,706
Motorola, Inc.	1,137,498	5,039,116

500 Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Communications (continued)
News Corp., Class A	1,154,356	$10,493,096
Omnicom Group, Inc.	155,993	4,199,332
QUALCOMM, Inc.	830,896	29,771,004
Qwest Communications International, Inc. (a)	735,270	2,676,383
Scripps Networks Interactive, Inc., Class A	45,203	994,466
Sprint Nextel Corp. *	1,433,853	2,623,951
Symantec Corp. *	419,602	5,673,019
Tellabs, Inc. *	199,771	823,057
The New York Times Company, Class A (a)	58,458	428,497
The Washington Post Company, Class B	3,009	1,174,262
Time Warner, Inc.	1,800,578	18,113,815
VeriSign, Inc. *	97,388	1,858,163
Verizon Communications, Inc.	1,425,664	48,330,010
Viacom, Inc., Class B *	307,934	5,869,222
Walt Disney Company	929,047	21,080,076
Windstream Corp.	220,550	2,029,060
Yahoo!, Inc. *	696,508	8,497,398

		425,945,633

Consumer, Cyclical - 7.95%
Abercrombie & Fitch Company, Class A	43,684	1,007,790
AutoNation, Inc. * (a)	54,146	534,962
AutoZone, Inc. *	19,204	2,678,382
Bed Bath & Beyond, Inc. *	130,345	3,313,370
Best Buy Company, Inc.	169,536	4,765,657
Big Lots, Inc. *	41,215	597,205
Carnival Corp.	219,337	5,334,276
Centex Corp.	62,394	663,872
Cintas Corp.	65,950	1,532,018
Coach, Inc. *	164,086	3,408,066
Costco Wholesale Corp.	216,662	11,374,755
CVS Caremark Corp.	720,856	20,717,401
D.R. Horton, Inc.	138,273	977,590
Darden Restaurants, Inc.	69,627	1,962,089
Family Dollar Stores, Inc.	70,127	1,828,211
Fastenal Company (a)	64,858	2,260,301
Ford Motor Company * (a)	1,198,988	2,745,683
GameStop Corp., Class A *	82,201	1,780,474
General Motors Corp. (a)	306,397	980,470
Genuine Parts Company	80,022	3,029,633
Goodyear Tire & Rubber Company *	121,105	722,997
Harley-Davidson, Inc.	116,856	1,983,046
Harman International Industries, Inc.	29,385	491,611
Hasbro, Inc.	62,180	1,813,791
Home Depot, Inc.	850,966	19,589,237
International Game Technology	147,913	1,758,686
J.C. Penney Company, Inc.	111,516	2,196,865
Johnson Controls, Inc.	298,224	5,415,748
Jones Apparel Group, Inc.	41,872	245,370
KB Home	37,786	514,645
Kohl’s Corp. *	152,941	5,536,464
Lennar Corp., Class A	70,916	614,842
Limited Brands, Inc.	135,809	1,363,522
Lowe’s Companies, Inc.	735,638	15,830,930
Macy’s, Inc.	211,084	2,184,719
Marriott International, Inc., Class A	147,183	2,862,709
Mattel, Inc.	179,899	2,878,384

The accompanying notes are an integral part of the financial statements.

1

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

500 Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Consumer, Cyclical (continued)
McDonald’s Corp.	559,400	$34,789,086
Newell Rubbermaid, Inc.	139,129	1,360,682
NIKE, Inc., Class B	196,914	10,042,614
Nordstrom, Inc. (a)	79,997	1,064,760
Office Depot, Inc. *	137,968	411,145
PACCAR, Inc.	182,032	5,206,115
Polo Ralph Lauren Corp., Class A	28,238	1,282,288
Pulte Homes, Inc.	107,263	1,172,385
RadioShack Corp.	62,775	749,534
Sears Holdings Corp. * (a)	27,927	1,085,522
Southwest Airlines Company	371,274	3,200,382
Staples, Inc.	358,055	6,416,346
Starbucks Corp. *	369,154	3,492,197
Starwood Hotels & Resorts Worldwide, Inc.	91,862	1,644,330
Target Corp.	377,827	13,046,366
The Gap, Inc.	234,029	3,133,648
The TJX Companies, Inc.	208,965	4,298,410
Tiffany & Company	61,790	1,460,098
VF Corp.	44,199	2,420,779
W.W. Grainger, Inc.	32,452	2,558,516
Walgreen Company	496,832	12,256,845
Wal-Mart Stores, Inc.	1,122,195	62,910,252
Whirlpool Corp.	36,892	1,525,484
Wyndham Worldwide Corp.	89,001	582,957
Wynn Resorts, Ltd. * (a)	30,921	1,306,721
Yum! Brands, Inc.	232,162	7,313,103

		322,226,336

Consumer, Non-cyclical - 23.80%
Abbott Laboratories	778,753	41,562,048
Allergan, Inc.	154,343	6,223,110
Altria Group, Inc.	1,034,132	15,574,028
AmerisourceBergen Corp.	78,408	2,796,029
Amgen, Inc. *	531,783	30,710,468
Apollo Group, Inc., Class A *	53,474	4,097,178
Archer-Daniels-Midland Company	321,962	9,282,164
Avery Dennison Corp.	53,346	1,746,015
Avon Products, Inc.	213,962	5,141,507
Baxter International, Inc.	311,269	16,680,906
Becton, Dickinson & Company	122,022	8,345,085
Boston Scientific Corp. *	753,628	5,833,081
Bristol-Myers Squibb Company	993,585	23,100,851
Brown Forman Corp., Class B	49,225	2,534,595
C.R. Bard, Inc.	49,789	4,195,221
Campbell Soup Company	103,263	3,098,923
Cardinal Health, Inc.	180,492	6,221,559
Celgene Corp. *	229,969	12,712,686
Cephalon, Inc. * (a)	34,354	2,646,632
Clorox Company	69,621	3,868,143
Coca-Cola Enterprises, Inc.	159,184	1,914,984
Colgate-Palmolive Company	253,321	17,362,621
ConAgra Foods, Inc.	224,395	3,702,517
Constellation Brands, Inc., Class A *	97,702	1,540,761
Convergys Corp. *	61,266	392,715
Coventry Health Care, Inc. *	74,772	1,112,607
Covidien, Ltd.	252,750	9,159,660
DaVita, Inc. *	52,098	2,582,498

500 Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Consumer, Non-cyclical (continued)
Dean Foods Company *	77,268	$1,388,506
DENTSPLY International, Inc.	74,760	2,111,222
Dr Pepper Snapple Group, Inc. *	127,327	2,069,064
Dun & Bradstreet Corp.	27,059	2,088,955
Equifax, Inc.	63,395	1,681,235
Estee Lauder Companies, Inc., Class A	58,151	1,800,355
Express Scripts, Inc. *	124,202	6,828,626
Forest Laboratories, Inc. *	151,265	3,852,720
Fortune Brands, Inc.	75,240	3,105,907
General Mills, Inc.	167,706	10,188,139
Genzyme Corp. *	135,776	9,011,453
Gilead Sciences, Inc. *	461,714	23,612,054
H & R Block, Inc.	170,120	3,865,126
H.J. Heinz Company	157,820	5,934,032
Hershey Company	83,244	2,891,897
Hospira, Inc. *	80,103	2,148,362
Intuitive Surgical, Inc. *	19,632	2,493,068
J.M. Smucker Company	59,442	2,577,405
Johnson & Johnson	1,392,581	83,318,121
Kellogg Company	126,442	5,544,482
Kimberly-Clark Corp.	207,670	10,952,516
King Pharmaceuticals, Inc. *	123,708	1,313,779
Kraft Foods, Inc., Class A	737,368	19,798,331
Laboratory Corp. of America Holdings *	54,206	3,491,408
Life Technologies Corp. *	86,608	2,018,832
Lorillard, Inc.	84,356	4,753,461
McCormick & Company, Inc.	65,245	2,078,706
McKesson Corp.	138,482	5,363,408
Medco Health Solutions, Inc. *	249,961	10,475,866
Medtronic, Inc.	561,247	17,634,381
Merck & Company, Inc.	1,061,129	32,258,322
Millipore Corp. *	27,725	1,428,392
Molson Coors Brewing Company, Class B	74,702	3,654,422
Moody’s Corp.	97,490	1,958,574
Mylan, Inc. * (a)	152,932	1,512,497
Patterson Companies, Inc. *	45,764	858,075
Paychex, Inc.	161,167	4,235,469
Pepsi Bottling Group, Inc.	67,826	1,526,763
PepsiCo, Inc.	779,525	42,694,584
Pfizer, Inc.	3,384,339	59,936,644
Philip Morris International, Inc.	1,015,379	44,179,140
Procter & Gamble Company	1,498,552	92,640,485
Quest Diagnostics, Inc.	79,524	4,128,091
R.R. Donnelley & Sons Company	102,891	1,397,260
Reynolds American, Inc.	84,844	3,420,062
Robert Half International, Inc.	77,868	1,621,212
Safeway, Inc.	215,168	5,114,543
Sara Lee Corp.	354,807	3,473,561
Schering-Plough Corp.	815,899	13,894,760
St. Jude Medical, Inc. *	172,748	5,693,774
Stryker Corp.	121,583	4,857,241
SUPERVALU, Inc.	106,280	1,551,688
Sysco Corp. (a)	300,713	6,898,356
Tenet Healthcare Corp. *	208,362	239,616
Teva Pharmaceutical Industries, Ltd., SADR	34,453	1,466,679
The Coca-Cola Company	998,627	45,207,844

The accompanying notes are an integral part of the financial statements.

2

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

500 Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Consumer, Non-cyclical (continued)
The Kroger Company	327,484	$8,648,852
Tyson Foods, Inc., Class A	151,629	1,328,270
UnitedHealth Group, Inc.	606,211	16,125,213
UST, Inc.	69,317	4,809,213
Varian Medical Systems, Inc. *	62,361	2,185,129
Watson Pharmaceuticals, Inc. *	52,504	1,395,031
WellPoint, Inc. *	255,492	10,763,878
Western Union Company	359,153	5,150,254
Whole Foods Market, Inc. (a)	70,427	664,831
Wyeth	668,285	25,067,370
Zimmer Holdings, Inc. *	112,714	4,555,900

		965,072,004

Diversified - 0.04%
Leucadia National Corp. * (a)	88,835	1,758,933

Energy - 13.54%
Anadarko Petroleum Corp.	230,396	8,881,766
Apache Corp.	167,974	12,519,102
Baker Hughes, Inc.	154,353	4,950,101
BJ Services Company	146,523	1,709,923
Cabot Oil & Gas Corp.	51,873	1,348,698
Cameron International Corp. *	110,178	2,258,649
Chesapeake Energy Corp.	271,460	4,389,508
Chevron Corp.	1,019,774	75,432,683
CMS Energy Corp.	113,536	1,147,849
ConocoPhillips	748,255	38,759,609
CONSOL Energy, Inc.	90,943	2,599,151
Devon Energy Corp.	221,743	14,570,733
Duke Energy Corp.	635,060	9,532,251
El Paso Corp.	351,940	2,755,690
ENSCO International, Inc.	71,182	2,020,857
Entergy Corp.	95,026	7,899,511
EOG Resources, Inc.	125,267	8,340,277
Equitable Resources, Inc.	65,677	2,203,463
Exxon Mobil Corp.	2,553,035	203,808,784
Halliburton Company	448,584	8,155,257
Hess Corp.	142,381	7,637,317
Marathon Oil Corp.	354,135	9,689,134
Massey Energy Company	42,730	589,247
Murphy Oil Corp.	95,606	4,240,126
Nabors Industries, Ltd. *	142,830	1,709,675
National Oilwell Varco, Inc. *	209,459	5,119,178
Noble Corp.	132,472	2,926,306
Noble Energy, Inc.	86,702	4,267,472
Occidental Petroleum Corp.	406,485	24,385,035
Peabody Energy Corp.	133,825	3,044,519
Pioneer Natural Resources Company	59,070	955,753
Questar Corp.	87,049	2,845,632
Range Resources Corp.	77,965	2,681,216
Rowan Companies, Inc.	56,718	901,816
Schlumberger, Ltd.	600,367	25,413,535
Smith International, Inc.	109,846	2,514,375
Southwestern Energy Company *	172,319	4,992,081
Spectra Energy Corp.	306,691	4,827,316
Sunoco, Inc.	58,654	2,549,103
Tesoro Corp.	69,493	915,223

500 Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Energy (continued)
Valero Energy Corp.	258,993	$5,604,609
Weatherford International, Ltd. *	341,850	3,698,817
Williams Companies, Inc.	290,442	4,205,600
XTO Energy, Inc.	289,510	10,211,018

		549,207,965

Financial - 13.09%
Aetna, Inc.	231,430	6,595,755
AFLAC, Inc.	233,951	10,724,314
Allstate Corp.	269,004	8,812,571
American Capital, Ltd. (a)	103,772	336,221
American Express Company	582,160	10,799,068
American International Group, Inc.	1,349,550	2,118,794
Ameriprise Financial, Inc.	108,712	2,539,512
Aon Corp.	135,406	6,185,346
Apartment Investment & Management Company, Class A, REIT	50,819	586,960
Assurant, Inc.	59,033	1,770,990
Avalon Bay Communities, Inc., REIT	38,703	2,344,628
Bank of America Corp.	2,518,368	35,458,621
Bank of New York Mellon Corp.	575,974	16,317,343
BB&T Corp. (a)	277,298	7,614,603
Boston Properties, Inc., REIT	60,633	3,334,815
Capital One Financial Corp.	196,577	6,268,841
CB Richard Ellis Group, Inc. *	111,924	483,512
Charles Schwab Corp.	469,642	7,594,111
Chubb Corp.	178,530	9,105,030
CIGNA Corp.	137,953	2,324,508
Cincinnati Financial Corp.	81,501	2,369,234
CIT Group, Inc.	143,315	650,650
Citigroup, Inc.	2,735,173	18,353,011
CME Group, Inc.	33,620	6,996,658
Comerica, Inc.	75,530	1,499,271
Developers Diversified Realty Corp., REIT	60,369	294,601
Discover Financial Services	240,874	2,295,529
E*TRADE Financial Corp. * (a)	282,449	324,816
Equity Residential, REIT	136,531	4,071,354
Federated Investors, Inc., Class B	44,457	753,991
Fidelity National Information Services, Inc.	95,360	1,551,507
Fifth Third Bancorp	289,846	2,394,128
First Horizon National Corp. (a)	103,040	1,089,131
Franklin Resources, Inc.	75,918	4,842,050
Genworth Financial, Inc., Class A	217,394	615,225
Goldman Sachs Group, Inc.	221,940	18,729,517
Hartford Financial Services Group, Inc.	151,222	2,483,065
HCP, Inc., REIT	126,809	3,521,486
Host Hotels & Resorts, Inc., REIT (a)	262,272	1,985,399
Hudson City Bancorp, Inc.	261,618	4,175,423
Humana, Inc. *	84,678	3,156,796
Huntington Bancshares, Inc.	183,724	1,407,326
IntercontinentalExchange, Inc. *	36,260	2,989,274
Invesco, Ltd.	193,219	2,790,082
Janus Capital Group, Inc.	79,228	636,201
JPMorgan Chase & Company	1,873,304	59,065,275
KeyCorp	248,449	2,116,786
Kimco Realty Corp., REIT	114,939	2,101,085
Legg Mason, Inc.	71,234	1,560,737

The accompanying notes are an integral part of the financial statements.

3

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

500 Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Financial (continued)
Lincoln National Corp.	128,429	$2,419,602
Loews Corp.	181,669	5,132,149
M&T Bank Corp. (a)	38,747	2,224,465
Marsh & McLennan Companies, Inc.	258,021	6,262,170
Marshall & Ilsley Corp. (a)	130,646	1,782,012
MBIA, Inc. *	94,556	384,843
Merrill Lynch & Company, Inc.	803,641	9,354,381
MetLife, Inc.	398,310	13,885,087
Morgan Stanley	533,019	8,549,625
NASDAQ Omx Group, Inc. *	68,327	1,688,360
National City Corp.	1,021,921	1,849,677
Northern Trust Corp.	111,943	5,836,708
NYSE Euronext	133,006	3,641,704
People’s United Financial, Inc.	174,553	3,112,280
PNC Financial Services Group, Inc.	174,736	8,562,064
Principal Financial Group, Inc.	130,165	2,937,824
Progressive Corp.	339,105	5,022,145
ProLogis, REIT	133,336	1,852,037
Prudential Financial, Inc.	212,809	6,439,600
Public Storage, Inc., REIT	62,917	5,001,902
Regions Financial Corp.	347,299	2,764,500
Simon Property Group, Inc., REIT	113,336	6,021,542
SLM Corp. *	234,534	2,087,353
Sovereign Bancorp, Inc. * (a)	273,256	814,303
State Street Corp.	216,801	8,526,783
SunTrust Banks, Inc.	177,730	5,250,144
T. Rowe Price Group, Inc.	129,691	4,596,249
The Travelers Companies, Inc.	293,377	13,260,640
Torchmark Corp.	42,679	1,907,751
U.S. Bancorp	880,638	22,024,756
Unum Group	166,191	3,091,153
Vornado Realty Trust, REIT	68,950	4,161,133
Wachovia Corp.	1,084,648	6,008,950
Wells Fargo & Company	1,902,094	56,073,731
XL Capital, Ltd., Class A	166,025	614,293
Zions Bancorp (a)	57,892	1,418,933

		530,696,000

Industrial - 10.96%
3M Company	347,800	20,012,412
Amphenol Corp., Class A	88,226	2,115,659
Ball Corp.	47,476	1,974,527
Bemis Company, Inc.	50,027	1,184,639
Black & Decker Corp.	30,161	1,261,031
Boeing Company	367,816	15,694,709
Burlington Northern Santa Fe Corp.	140,890	10,666,782
C.H. Robinson Worldwide, Inc.	84,925	4,673,423
Caterpillar, Inc.	302,769	13,524,691
Cooper Industries, Ltd., Class A	86,988	2,542,659
CSX Corp.	197,988	6,428,670
Cummins, Inc.	101,070	2,701,601
Danaher Corp.	128,332	7,264,875
Deere & Company	214,318	8,212,666
Dover Corp.	93,337	3,072,654
Eastman Kodak Company (a)	134,742	886,602
Eaton Corp.	82,765	4,114,248
Emerson Electric Company	384,996	14,094,704

500 Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Industrial (continued)
Expeditors International of Washington, Inc.	106,431	$3,540,959
FedEx Corp.	156,215	10,021,192
FLIR Systems, Inc. *	66,000	2,024,880
Flowserve Corp.	28,378	1,461,467
Fluor Corp.	91,099	4,087,612
General Dynamics Corp.	195,668	11,268,520
General Electric Company	5,271,691	85,401,394
Goodrich Corp.	61,784	2,287,244
Honeywell International, Inc.	364,530	11,967,520
Illinois Tool Works, Inc.	197,549	6,924,092
Ingersoll-Rand Company, Ltd., Class A	160,002	2,776,035
ITT Corp.	91,141	4,191,575
Jabil Circuit, Inc.	105,727	713,657
Jacobs Engineering Group, Inc. *	61,668	2,966,231
KLA-Tencor Corp.	84,752	1,846,746
Leggett & Platt, Inc. (a)	78,398	1,190,866
Lockheed Martin Corp.	167,103	14,050,020
Manitowoc Company, Inc.	65,424	566,572
Masco Corp.	180,637	2,010,490
Molex, Inc.	70,696	1,024,385
Norfolk Southern Corp.	185,846	8,744,054
Northrop Grumman Corp.	164,095	7,390,839
Owens-Illinois, Inc. *	74,000	2,022,420
Pactiv Corp. *	65,947	1,640,761
Pall Corp.	59,265	1,684,904
Parker-Hannifin Corp.	80,884	3,440,805
PerkinElmer, Inc.	59,279	824,571
Precision Castparts Corp.	69,977	4,162,232
Raytheon Company	207,824	10,607,337
Republic Services, Inc.	161,134	3,994,512
Rockwell Automation, Inc.	71,020	2,289,685
Rockwell Collins, Inc.	79,457	3,105,974
Ryder Systems, Inc.	27,914	1,082,505
Sealed Air Corp.	79,238	1,183,816
Snap-on, Inc.	28,829	1,135,286
Stanley Works	39,548	1,348,587
Stericycle, Inc. *	42,948	2,236,732
Textron, Inc.	121,009	1,678,395
Thermo Fisher Scientific, Inc. *	210,909	7,185,670
Tyco Electronics, Ltd.	229,687	3,723,226
Tyco International, Ltd.	237,369	5,127,170
Union Pacific Corp.	254,182	12,149,900
United Parcel Service, Inc., Class B	499,492	27,551,979
United Technologies Corp.	477,123	25,573,793
Vulcan Materials Company (a)	55,283	3,846,591
Waste Management, Inc.	246,222	8,159,797
Waters Corp. *	49,343	1,808,421

		444,447,971

Technology - 10.51%
Adobe Systems, Inc. *	266,492	5,673,615
Advanced Micro Devices, Inc. * (a)	305,405	659,675
Affiliated Computer Services, Inc., Class A *	48,962	2,249,804
Agilent Technologies, Inc. *	175,668	2,745,691
Altera Corp.	149,251	2,493,984
Analog Devices, Inc.	146,152	2,779,811
Apple, Inc. *	446,164	38,080,097

The accompanying notes are an integral part of the financial statements.

4

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

500 Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Technology (continued)
Applied Materials, Inc.	673,391	$6,821,451
Autodesk, Inc. *	113,576	2,231,768
Automatic Data Processing, Inc.	254,909	10,028,120
BMC Software, Inc. *	94,111	2,532,527
Broadcom Corp., Class A *	222,915	3,782,868
CA, Inc.	197,701	3,663,400
Citrix Systems, Inc. *	91,173	2,148,948
Cognizant Technology Solutions Corp., Class A *	146,149	2,639,451
Computer Sciences Corp. *	76,031	2,671,729
Compuware Corp. *	123,718	835,096
Dell, Inc. *	868,576	8,894,218
Electronic Arts, Inc. *	161,053	2,583,290
EMC Corp. *	1,024,273	10,724,138
Fiserv, Inc. *	80,382	2,923,493
Hewlett-Packard Company	1,229,227	44,608,648
IMS Health, Inc.	91,284	1,383,865
Intel Corp.	2,791,618	40,925,120
International Business Machines Corp.	674,294	56,748,583
Intuit, Inc. *	160,641	3,821,649
L-3 Communications Holdings, Inc.	59,927	4,421,414
Lexmark International, Inc. *	39,350	1,058,515
Linear Technology Corp.	111,288	2,461,691
LSI Logic Corp. *	323,774	1,065,216
MasterCard, Inc., Class A (a)	36,324	5,191,789
MEMC Electronic Materials, Inc. *	112,654	1,608,699
Microchip Technology, Inc.	91,293	1,782,952
Micron Technology, Inc. * (a)	383,337	1,012,010
Microsoft Corp.	3,839,700	74,643,768
National Semiconductor Corp.	97,910	985,954
NetApp, Inc. *	165,712	2,314,997
Novell, Inc. *	173,286	674,083
Novellus Systems, Inc. *	49,018	604,882
NVIDIA Corp. *	269,557	2,175,325
Oracle Corp. *	1,966,172	34,860,230
Pitney Bowes, Inc.	103,457	2,636,084
QLogic Corp. *	64,209	862,969
Salesforce.com, Inc. *	52,660	1,685,647
SanDisk Corp. *	113,450	1,089,120
Sun Microsystems, Inc. *	370,702	1,416,082
Teradata Corp. *	88,336	1,310,023
Teradyne, Inc. *	84,967	358,561
Texas Instruments, Inc.	650,687	10,098,662
Total Systems Services, Inc.	98,790	1,383,060
Xerox Corp.	434,452	3,462,582
Xilinx, Inc.	137,474	2,449,787

		426,265,141

Utilities - 3.54%
AES Corp. *	337,658	2,782,302
Allegheny Energy, Inc.	84,850	2,873,021
Ameren Corp.	106,130	3,529,884
American Electric Power Company, Inc.	202,548	6,740,798
CenterPoint Energy, Inc.	172,737	2,179,941
Consolidated Edison, Inc.	137,337	5,346,529
Constellation Energy Group, Inc.	89,549	2,246,784
Dominion Resources, Inc.	291,780	10,457,395

500 Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Utilities (continued)
DTE Energy Company	81,824	$2,918,662
Dynegy, Inc., Class A *	253,837	507,674
Edison International	163,527	5,252,487
Exelon Corp.	330,217	18,363,367
FirstEnergy Corp.	152,999	7,432,692
FPL Group, Inc.	205,144	10,324,898
Integrys Energy Group, Inc.	38,357	1,648,584
Nicor, Inc.	22,682	787,973
NiSource, Inc.	137,645	1,509,966
Pepco Holdings, Inc.	108,517	1,927,262
PG&E Corp.	181,181	7,013,517
Pinnacle West Capital Corp.	50,600	1,625,778
PPL Corp.	188,216	5,776,349
Progress Energy, Inc.	132,046	5,262,033
Public Service Enterprise Group, Inc.	254,014	7,409,588
SCANA Corp.	57,000	2,029,200
Sempra Energy	122,281	5,212,839
Teco Energy, Inc.	106,798	1,318,955
The Southern Company	388,769	14,384,453
Wisconsin Energy Corp.	58,683	2,463,512
Xcel Energy, Inc.	225,382	4,180,836

		143,507,279

TOTAL COMMON STOCKS (Cost $4,421,020,109)		$3,947,930,791

SHORT TERM INVESTMENTS - 3.74%
Federal Home Loan Bank Discount Notes
zero coupon due 02/23/2009	$47,769,000	$47,768,297
zero coupon due 01/13/2009 (a)	28,410,000	28,407,632
John Hancock Cash Investment Trust, 1.2465% (c)(f)	75,407,349	75,407,349

TOTAL SHORT TERM INVESTMENTS (Cost $151,583,278)		$151,583,278

REPURCHASE AGREEMENTS - 0.49%
Repurchase Agreement with State Street Corp. dated 12/31/2008 at 0.01% to be repurchased at $19,763,011 on 01/02/2009, collateralized by $12,620,000 U.S. Treasury Bonds, 8.75% due 08/15/2020 (valued at $20,164,236, including interest)	$19,763,000	$19,763,000

TOTAL REPURCHASE AGREEMENTS (Cost $19,763,000)		$19,763,000

Total Investments (500 Index Trust) (Cost $4,592,366,387) - 101.59%		$4,119,277,069
Liabilities in Excess of Other Assets - (1.59)%		(64,492,424)

TOTAL NET ASSETS - 100.00%		$4,054,784,645

The accompanying notes are an integral part of the financial statements.

5

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued (showing percentage of total net assets)

500 Index Trust B

	Shares or Principal Amount	Value

COMMON STOCKS - 97.47%

Basic Materials - 3.43%
Air Products & Chemicals, Inc.	18,116	$910,691
AK Steel Holding Corp.	9,683	90,246
Alcoa, Inc.	69,183	779,001
Allegheny Technologies, Inc. (a)	8,380	213,941
Biogen Idec, Inc. *	25,220	1,201,229
CF Industries Holdings, Inc.	4,915	241,621
Dow Chemical Company	79,855	1,205,012
E.I. Du Pont de Nemours & Company	78,004	1,973,501
Eastman Chemical Company	6,271	198,853
Ecolab, Inc.	14,493	509,429
Eli Lilly & Company	86,489	3,482,912
Freeport-McMoRan Copper & Gold, Inc., Class B	32,646	797,868
International Flavors & Fragrances, Inc.	6,798	202,037
International Paper Company	36,959	436,116
MeadWestvaco Corp.	14,766	165,232
Monsanto Company	47,366	3,332,198
Newmont Mining Corp.	39,271	1,598,330
Nucor Corp.	27,139	1,253,822
Plum Creek Timber Company, Inc.	14,418	500,881
PPG Industries, Inc.	14,195	602,294
Praxair, Inc.	26,659	1,582,478
Rohm & Haas Company	10,799	667,270
Sigma-Aldrich Corp.	10,836	457,713
The Sherwin-Williams Company (a)	8,489	507,218
Titanium Metals Corp. (a)	7,356	64,806
United States Steel Corp.	10,050	373,860
Weyerhaeuser Company	18,265	559,092

		23,907,651

Communications - 10.52%
Akamai Technologies, Inc. *	14,620	220,616
Amazon.com, Inc. *	27,802	1,425,687
American Tower Corp., Class A *	34,292	1,005,441
AT&T, Inc.	509,415	14,518,327
CBS Corp., Class B	58,775	481,367
CenturyTel, Inc.	8,656	236,568
Ciena Corp. *	7,547	50,565
Cisco Systems, Inc. *	506,137	8,250,033
Comcast Corp., Class A	248,940	4,202,107
Corning, Inc.	134,362	1,280,470
DIRECTV Group, Inc. *	47,211	1,081,604
eBay, Inc. *	92,723	1,294,413
Embarq Corp.	12,287	441,841
Expedia, Inc. *	18,107	149,202
Frontier Communications Corp.	26,911	235,202
Gannett Company, Inc. (a)	19,719	157,752
Google, Inc., Class A *	20,679	6,361,894
Harris Corp.	11,635	442,712
Interpublic Group of Companies, Inc. *	41,194	163,128
JDS Uniphase Corp. *	19,004	69,365
Juniper Networks, Inc. *	45,638	799,121
McAfee, Inc. *	13,200	456,324
McGraw-Hill Companies, Inc.	27,187	630,467
Meredith Corp.	3,025	51,788
Monster Worldwide, Inc. *	10,652	128,783
Motorola, Inc.	195,912	867,890

500 Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Communications (continued)
News Corp., Class A	198,815	$1,807,228
Omnicom Group, Inc.	26,867	723,260
QUALCOMM, Inc.	143,106	5,127,488
Qwest Communications International, Inc.	126,636	460,955
Scripps Networks Interactive, Inc., Class A	7,785	171,270
Sprint Nextel Corp. *	246,953	451,924
Symantec Corp. *	72,268	977,063
Tellabs, Inc. *	34,407	141,757
The New York Times Company, Class A (a)	10,068	73,798
The Washington Post Company, Class B	518	202,150
Time Warner, Inc.	310,114	3,119,747
VeriSign, Inc. *	16,773	320,029
Verizon Communications, Inc.	245,543	8,323,908
Viacom, Inc., Class B *	53,036	1,010,866
Walt Disney Company	160,010	3,630,627
Windstream Corp.	37,986	349,471
Yahoo!, Inc. *	119,960	1,463,512

		73,357,720

Consumer, Cyclical - 7.96%
Abercrombie & Fitch Company, Class A	7,524	173,579
AutoNation, Inc. * (a)	9,326	92,141
AutoZone, Inc. *	3,308	461,367
Bed Bath & Beyond, Inc. *	22,449	570,654
Best Buy Company, Inc.	29,199	820,784
Big Lots, Inc. *	7,099	102,864
Carnival Corp.	37,776	918,712
Centex Corp.	10,746	114,337
Cintas Corp.	11,359	263,870
Coach, Inc. *	28,261	586,981
Costco Wholesale Corp.	37,316	1,959,090
CVS Caremark Corp.	124,153	3,568,157
D.R. Horton, Inc.	23,815	168,372
Darden Restaurants, Inc.	11,992	337,935
Family Dollar Stores, Inc.	12,078	314,873
Fastenal Company (a)	11,170	389,274
Ford Motor Company * (a)	206,502	472,890
GameStop Corp., Class A *	14,157	306,641
General Motors Corp. (a)	52,771	168,867
Genuine Parts Company	13,782	521,786
Goodyear Tire & Rubber Company *	20,858	124,522
Harley-Davidson, Inc.	20,126	341,538
Harman International Industries, Inc.	5,061	84,671
Hasbro, Inc.	10,709	312,382
Home Depot, Inc.	146,562	3,373,857
International Game Technology	25,475	302,898
J.C. Penney Company, Inc.	19,206	378,358
Johnson Controls, Inc.	51,363	932,752
Jones Apparel Group, Inc.	6,972	40,856
KB Home	6,508	88,639
Kohl’s Corp. *	26,341	953,544
Lennar Corp., Class A	12,214	105,895
Limited Brands, Inc.	23,390	234,836
Lowe’s Companies, Inc.	126,699	2,726,562
Macy’s, Inc.	36,355	376,274
Marriott International, Inc., Class A	25,349	493,038
Mattel, Inc.	30,984	495,744

The accompanying notes are an integral part of the financial statements.

6

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued (showing percentage of total net assets)

500 Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Consumer, Cyclical (continued)
McDonald’s Corp.	96,346	$5,991,758
Newell Rubbermaid, Inc.	23,962	234,348
NIKE, Inc., Class B	33,915	1,729,665
Nordstrom, Inc.	13,778	183,385
Office Depot, Inc. *	23,762	70,811
PACCAR, Inc.	31,352	896,667
Polo Ralph Lauren Corp., Class A	4,863	220,829
Pulte Homes, Inc.	18,474	201,921
RadioShack Corp.	10,958	130,838
Sears Holdings Corp. * (a)	4,810	186,965
Southwest Airlines Company	63,945	551,206
Staples, Inc.	61,668	1,105,091
Starbucks Corp. *	63,580	601,467
Starwood Hotels & Resorts Worldwide, Inc.	15,822	283,214
Target Corp.	65,073	2,246,971
The Gap, Inc.	40,307	539,711
The TJX Companies, Inc.	35,990	740,314
Tiffany & Company	10,642	251,470
VF Corp.	7,612	416,909
W.W. Grainger, Inc.	5,589	440,637
Walgreen Company	85,570	2,111,012
Wal-Mart Stores, Inc.	193,276	10,835,053
Whirlpool Corp.	6,354	262,738
Wyndham Worldwide Corp.	15,329	100,405
Wynn Resorts, Ltd. * (a)	5,326	225,077
Yum! Brands, Inc.	39,985	1,259,527

		55,497,529

Consumer, Non-cyclical - 23.83%
Abbott Laboratories	134,125	7,158,251
Allergan, Inc.	26,583	1,071,827
Altria Group, Inc.	178,109	2,682,322
AmerisourceBergen Corp.	13,504	481,553
Amgen, Inc. *	91,589	5,289,265
Apollo Group, Inc., Class A *	9,210	705,670
Archer-Daniels-Midland Company	55,452	1,598,681
Avery Dennison Corp.	9,188	300,723
Avon Products, Inc.	36,851	885,530
Baxter International, Inc.	53,610	2,872,960
Becton, Dickinson & Company	21,016	1,437,284
Boston Scientific Corp. *	129,798	1,004,637
Bristol-Myers Squibb Company	171,126	3,978,680
Brown Forman Corp., Class B	8,478	436,532
C.R. Bard, Inc.	8,575	722,529
Campbell Soup Company	17,785	533,728
Cardinal Health, Inc.	31,086	1,071,534
Celgene Corp. *	39,608	2,189,530
Cephalon, Inc. * (a)	5,917	455,846
Clorox Company	11,991	666,220
Coca-Cola Enterprises, Inc.	27,416	329,814
Colgate-Palmolive Company	43,630	2,990,400
ConAgra Foods, Inc.	38,648	637,692
Constellation Brands, Inc., Class A *	16,827	265,362
Convergys Corp. *	10,552	67,638
Coventry Health Care, Inc. *	12,878	191,625
Covidien, Ltd.	43,531	1,577,563
DaVita, Inc. *	8,973	444,792

500 Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Consumer, Non-cyclical (continued)
Dean Foods Company *	13,308	$239,145
DENTSPLY International, Inc.	12,876	363,618
Dr Pepper Snapple Group, Inc. *	21,930	356,363
Dun & Bradstreet Corp.	4,660	359,752
Equifax, Inc.	10,919	289,572
Estee Lauder Companies, Inc., Class A	10,015	310,064
Express Scripts, Inc. *	21,391	1,176,077
Forest Laboratories, Inc. *	26,053	663,570
Fortune Brands, Inc.	12,959	534,948
General Mills, Inc.	28,884	1,754,703
Genzyme Corp. *	23,385	1,552,062
Gilead Sciences, Inc. *	79,521	4,066,704
H & R Block, Inc.	29,300	665,696
H.J. Heinz Company	27,181	1,022,006
Hershey Company	14,337	498,067
Hospira, Inc. *	13,796	370,009
Intuitive Surgical, Inc. *	3,381	429,353
J.M. Smucker Company	10,238	443,920
Johnson & Johnson	239,845	14,349,926
Kellogg Company	21,777	954,921
Kimberly-Clark Corp.	35,767	1,886,352
King Pharmaceuticals, Inc. *	21,306	226,270
Kraft Foods, Inc., Class A	126,997	3,409,869
Laboratory Corp. of America Holdings *	9,336	601,332
Life Technologies Corp. *	14,917	347,715
Lorillard, Inc.	14,533	818,935
McCormick & Company, Inc.	11,237	358,011
McKesson Corp.	23,851	923,749
Medco Health Solutions, Inc. *	43,051	1,804,267
Medtronic, Inc.	96,664	3,037,183
Merck & Company, Inc.	182,759	5,555,874
Millipore Corp. *	4,775	246,008
Molson Coors Brewing Company, Class B	12,866	629,405
Moody’s Corp.	16,791	337,331
Mylan, Inc. * (a)	26,340	260,503
Patterson Companies, Inc. *	7,882	147,788
Paychex, Inc.	27,758	729,480
Pepsi Bottling Group, Inc.	11,682	262,962
PepsiCo, Inc.	134,258	7,353,311
Pfizer, Inc.	582,887	10,322,929
Philip Morris International, Inc.	174,879	7,608,985
Procter & Gamble Company	258,096	15,955,495
Quest Diagnostics, Inc.	13,696	710,959
R.R. Donnelley & Sons Company	17,721	240,651
Reynolds American, Inc.	14,613	589,050
Robert Half International, Inc.	13,411	279,217
Safeway, Inc.	37,059	880,892
Sara Lee Corp.	61,109	598,257
Schering-Plough Corp.	140,523	2,393,107
St. Jude Medical, Inc. *	29,752	980,626
Stryker Corp.	20,940	836,553
SUPERVALU, Inc.	18,305	267,253
Sysco Corp.	51,792	1,188,108
Tenet Healthcare Corp. *	34,661	39,860
Teva Pharmaceutical Industries, Ltd., SADR	5,934	252,608
The Coca-Cola Company	171,994	7,786,168

The accompanying notes are an integral part of the financial statements.

7

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued (showing percentage of total net assets)

500 Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Consumer, Non-cyclical (continued)
The Kroger Company	56,403	$1,489,603
Tyson Foods, Inc., Class A	26,115	228,767
UnitedHealth Group, Inc.	104,408	2,777,253
UST, Inc.	12,329	855,386
Varian Medical Systems, Inc. *	10,740	376,330
Watson Pharmaceuticals, Inc. *	9,043	240,273
WellPoint, Inc. *	44,003	1,853,846
Western Union Company	61,857	887,029
Whole Foods Market, Inc.	12,130	114,507
Wyeth	115,099	4,317,363
Zimmer Holdings, Inc. *	19,413	784,673

		166,240,757

Diversified - 0.04%
Leucadia National Corp. * (a)	15,300	302,940

Energy - 13.56%
Anadarko Petroleum Corp.	39,681	1,529,703
Apache Corp.	28,930	2,156,153
Baker Hughes, Inc.	26,584	852,549
BJ Services Company	25,236	294,504
Cabot Oil & Gas Corp.	8,934	232,284
Cameron International Corp. *	18,976	389,008
Chesapeake Energy Corp.	46,754	756,012
Chevron Corp.	175,636	12,991,795
CMS Energy Corp.	19,554	197,691
ConocoPhillips	128,872	6,675,570
CONSOL Energy, Inc.	15,663	447,649
Devon Energy Corp.	38,191	2,509,531
Duke Energy Corp.	109,377	1,641,749
El Paso Corp.	60,615	474,615
ENSCO International, Inc.	12,260	348,061
Entergy Corp.	16,366	1,360,506
EOG Resources, Inc.	21,575	1,436,463
Equitable Resources, Inc.	11,312	379,518
Exxon Mobil Corp.	439,710	35,102,049
Halliburton Company	77,260	1,404,587
Hess Corp.	24,522	1,315,360
Marathon Oil Corp.	60,993	1,668,768
Massey Energy Company	7,359	101,481
Murphy Oil Corp.	16,466	730,267
Nabors Industries, Ltd. *	24,600	294,462
National Oilwell Varco, Inc. *	36,075	881,673
Noble Corp.	22,816	504,005
Noble Energy, Inc.	14,933	735,002
Occidental Petroleum Corp.	70,009	4,199,840
Peabody Energy Corp.	23,049	524,365
Pioneer Natural Resources Company	10,174	164,615
Questar Corp.	14,992	490,088
Range Resources Corp.	13,428	461,789
Rowan Companies, Inc.	9,769	155,327
Schlumberger, Ltd.	103,402	4,377,007
Smith International, Inc.	18,919	433,056
Southwestern Energy Company *	29,679	859,801
Spectra Energy Corp.	52,822	831,418
Sunoco, Inc.	10,102	439,033
Tesoro Corp.	11,969	157,632

500 Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Energy (continued)
Valero Energy Corp.	44,607	$965,295
Weatherford International, Ltd. *	58,877	637,049
Williams Companies, Inc.	50,023	724,333
XTO Energy, Inc.	49,862	1,758,633

		94,590,296

Financial - 13.10%
Aetna, Inc.	39,859	1,135,981
AFLAC, Inc.	40,294	1,847,077
Allstate Corp.	46,331	1,517,804
American Capital, Ltd. (a)	17,297	56,042
American Express Company	100,266	1,859,934
American International Group, Inc.	232,434	364,921
Ameriprise Financial, Inc.	18,724	437,393
Aon Corp.	23,321	1,065,303
Apartment Investment & Management Company, Class A, REIT	8,753	101,097
Assurant, Inc.	10,167	305,010
Avalon Bay Communities, Inc., REIT	6,666	403,826
Bank of America Corp.	433,740	6,107,059
Bank of New York Mellon Corp.	99,200	2,810,336
BB&T Corp. (a)	47,759	1,311,462
Boston Properties, Inc., REIT	10,443	574,365
Capital One Financial Corp.	33,857	1,079,700
CB Richard Ellis Group, Inc. *	19,277	83,277
Charles Schwab Corp.	80,887	1,307,943
Chubb Corp.	30,748	1,568,148
CIGNA Corp.	23,760	400,356
Cincinnati Financial Corp.	14,037	408,056
CIT Group, Inc.	24,683	112,061
Citigroup, Inc.	471,080	3,160,947
CME Group, Inc.	5,790	1,204,957
Comerica, Inc.	13,009	258,229
Developers Diversified Realty Corp., REIT	10,050	49,044
Discover Financial Services	41,486	395,362
E*TRADE Financial Corp. *	48,646	55,943
Equity Residential, REIT	23,515	701,217
Federated Investors, Inc., Class B	7,657	129,863
Fidelity National Information Services, Inc.	16,424	267,218
Fifth Third Bancorp	49,920	412,339
First Horizon National Corp.	17,747	187,582
Franklin Resources, Inc.	13,075	833,923
Genworth Financial, Inc., Class A	37,442	105,961
Goldman Sachs Group, Inc.	38,225	3,225,808
Hartford Financial Services Group, Inc.	26,045	427,659
HCP, Inc., REIT	21,840	606,497
Host Hotels & Resorts, Inc., REIT	45,171	341,944
Hudson City Bancorp, Inc.	45,059	719,142
Humana, Inc. *	14,584	543,692
Huntington Bancshares, Inc.	31,643	242,385
IntercontinentalExchange, Inc. *	6,245	514,838
Invesco, Ltd.	33,278	480,534
Janus Capital Group, Inc.	13,646	109,577
JPMorgan Chase & Company	322,640	10,172,839
KeyCorp	42,790	364,571
Kimco Realty Corp., REIT	19,796	361,871
Legg Mason, Inc.	12,269	268,814

The accompanying notes are an integral part of the financial statements.

8

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued (showing percentage of total net assets)

500 Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Financial (continued)
Lincoln National Corp.	22,119	$416,722
Loews Corp.	31,289	883,914
M&T Bank Corp. (a)	6,673	383,097
Marsh & McLennan Companies, Inc.	44,439	1,078,535
Marshall & Ilsley Corp. (a)	22,501	306,914
MBIA, Inc. *	16,336	66,487
Merrill Lynch & Company, Inc.	138,411	1,611,104
MetLife, Inc.	68,601	2,391,431
Morgan Stanley	91,802	1,472,504
NASDAQ Omx Group, Inc. *	11,768	290,787
National City Corp.	176,006	318,571
Northern Trust Corp.	19,280	1,005,259
NYSE Euronext	22,908	627,221
People’s United Financial, Inc.	30,063	536,023
PNC Financial Services Group, Inc.	30,095	1,474,655
Principal Financial Group, Inc.	22,418	505,974
Progressive Corp.	58,404	864,963
ProLogis, REIT	22,965	318,984
Prudential Financial, Inc.	36,652	1,109,090
Public Storage, Inc., REIT	10,836	861,462
Regions Financial Corp.	59,815	476,127
Simon Property Group, Inc., REIT	19,520	1,037,098
SLM Corp. *	40,394	359,507
Sovereign Bancorp, Inc. * (a)	47,063	140,248
State Street Corp.	37,340	1,468,582
SunTrust Banks, Inc.	30,611	904,249
T. Rowe Price Group, Inc.	22,337	791,623
The Travelers Companies, Inc.	50,529	2,283,911
Torchmark Corp.	7,351	328,590
U.S. Bancorp	151,673	3,793,342
Unum Group	28,623	532,388
Vornado Realty Trust, REIT	11,875	716,656
Wachovia Corp.	186,809	1,034,922
Wells Fargo & Company	327,599	9,657,619
XL Capital, Ltd., Class A	28,595	105,801
Zions Bancorp	9,971	244,389

		91,398,656

Industrial - 10.97%
3M Company	59,902	3,446,761
Amphenol Corp., Class A	15,195	364,376
Ball Corp.	8,177	340,081
Bemis Company, Inc.	8,616	204,027
Black & Decker Corp.	5,195	217,203
Boeing Company	63,349	2,703,102
Burlington Northern Santa Fe Corp.	24,265	1,837,103
C.H. Robinson Worldwide, Inc.	14,627	804,924
Caterpillar, Inc.	52,146	2,329,362
Cooper Industries, Ltd., Class A	14,982	437,924
CSX Corp.	34,061	1,105,961
Cummins, Inc.	17,407	465,289
Danaher Corp.	22,103	1,251,251
Deere & Company	36,912	1,414,468
Dover Corp.	16,076	529,222
Eastman Kodak Company (a)	23,207	152,702
Eaton Corp.	14,255	708,616
Emerson Electric Company	66,308	2,427,536

500 Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Industrial (continued)
Expeditors International of Washington, Inc.	18,331	$609,872
FedEx Corp.	26,905	1,725,956
FLIR Systems, Inc. *	11,200	343,616
Flowserve Corp.	4,888	251,732
Fluor Corp.	15,690	704,010
General Dynamics Corp.	33,700	1,940,783
General Electric Company	907,946	14,708,725
Goodrich Corp.	10,641	393,930
Honeywell International, Inc.	62,783	2,061,166
Illinois Tool Works, Inc.	34,024	1,192,541
Ingersoll-Rand Company, Ltd., Class A	27,557	478,114
ITT Corp.	15,697	721,905
Jabil Circuit, Inc.	18,209	122,911
Jacobs Engineering Group, Inc. *	10,621	510,870
KLA-Tencor Corp.	14,597	318,069
Leggett & Platt, Inc.	13,431	204,017
Lockheed Martin Corp.	28,780	2,419,822
Manitowoc Company, Inc.	11,268	97,581
Masco Corp.	31,111	346,265
Molex, Inc.	12,176	176,430
Norfolk Southern Corp.	32,008	1,505,976
Northrop Grumman Corp.	28,262	1,272,920
Owens-Illinois, Inc. *	12,500	341,625
Pactiv Corp. *	11,358	282,587
Pall Corp.	10,207	290,185
Parker-Hannifin Corp.	13,931	592,625
PerkinElmer, Inc.	10,210	142,021
Precision Castparts Corp.	12,052	716,853
Raytheon Company	35,794	1,826,926
Republic Services, Inc.	27,752	687,972
Rockwell Automation, Inc.	12,232	394,360
Rockwell Collins, Inc.	13,685	534,947
Ryder Systems, Inc.	4,808	186,454
Sealed Air Corp.	13,647	203,886
Snap-on, Inc.	4,965	195,522
Stanley Works	6,811	232,255
Stericycle, Inc. *	7,397	385,236
Textron, Inc.	20,767	288,038
Thermo Fisher Scientific, Inc. *	36,325	1,237,593
Tyco Electronics, Ltd.	39,464	639,711
Tyco International, Ltd.	40,882	883,051
Union Pacific Corp.	43,778	2,092,588
United Parcel Service, Inc., Class B	86,028	4,745,305
United Technologies Corp.	82,175	4,404,580
Vulcan Materials Company (a)	9,521	662,471
Waste Management, Inc.	42,407	1,405,368
Waters Corp. *	8,498	311,452

		76,530,730

Technology - 10.52%
Adobe Systems, Inc. *	45,898	977,168
Advanced Micro Devices, Inc. * (a)	52,600	113,616
Affiliated Computer Services, Inc., Class A *	8,433	387,496
Agilent Technologies, Inc. *	30,255	472,886
Altera Corp. (a)	25,706	429,547
Analog Devices, Inc.	25,172	478,772
Apple, Inc. *	76,843	6,558,550

The accompanying notes are an integral part of the financial statements.

9

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued (showing percentage of total net assets)

500 Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Technology (continued)
Applied Materials, Inc.	115,979	$1,174,867
Autodesk, Inc. *	19,561	384,374
Automatic Data Processing, Inc.	43,903	1,727,144
BMC Software, Inc. *	16,209	436,184
Broadcom Corp., Class A *	38,393	651,529
CA, Inc.	34,050	630,947
Citrix Systems, Inc. *	15,703	370,120
Cognizant Technology Solutions Corp., Class A *	25,171	454,588
Computer Sciences Corp. *	13,095	460,158
Compuware Corp. *	21,298	143,762
Dell, Inc. *	149,595	1,531,853
Electronic Arts, Inc. *	27,738	444,918
EMC Corp. *	176,411	1,847,023
Fiserv, Inc. *	13,844	503,506
Hewlett-Packard Company	211,710	7,682,956
IMS Health, Inc.	15,722	238,346
Intel Corp.	480,802	7,048,557
International Business Machines Corp.	116,134	9,773,837
Intuit, Inc. *	27,667	658,198
L-3 Communications Holdings, Inc.	10,321	761,483
Lexmark International, Inc. *	6,777	182,301
Linear Technology Corp.	19,167	423,974
LSI Logic Corp. *	55,764	183,464
MasterCard, Inc., Class A (a)	6,256	894,170
MEMC Electronic Materials, Inc. *	19,403	277,075
Microchip Technology, Inc.	15,723	307,070
Micron Technology, Inc. *	66,022	174,298
Microsoft Corp.	661,314	12,855,944
National Semiconductor Corp.	16,863	169,810
NetApp, Inc. *	28,541	398,718
Novell, Inc. *	29,845	116,097
Novellus Systems, Inc. *	8,442	104,174
NVIDIA Corp. *	46,506	375,303
Oracle Corp. *	338,635	6,003,999
Pitney Bowes, Inc.	17,819	454,028
QLogic Corp. *	10,961	147,316
Salesforce.com, Inc. *	9,070	290,331
SanDisk Corp. *	19,540	187,584
Sun Microsystems, Inc. *	63,846	243,892
Teradata Corp. *	15,214	225,624
Teradyne, Inc. *	14,634	61,756
Texas Instruments, Inc.	112,068	1,739,295
Total Systems Services, Inc.	17,015	238,210
Xerox Corp.	74,826	596,363
Xilinx, Inc.	23,677	421,924

		73,415,105

Utilities - 3.54%
AES Corp. *	58,155	479,197
Allegheny Energy, Inc.	14,614	494,830
Ameren Corp.	18,279	607,959
American Electric Power Company, Inc.	34,885	1,160,973
CenterPoint Energy, Inc.	29,751	375,458
Consolidated Edison, Inc.	23,654	920,850
Constellation Energy Group, Inc.	15,423	386,963
Dominion Resources, Inc.	50,253	1,801,067

500 Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Utilities (continued)
DTE Energy Company	14,093	$502,697
Dynegy, Inc., Class A *	43,719	87,438
Edison International	28,164	904,628
Exelon Corp.	56,873	3,162,707
FirstEnergy Corp.	26,351	1,280,132
FPL Group, Inc.	35,332	1,778,260
Integrys Energy Group, Inc.	6,606	283,926
Nicor, Inc.	3,906	135,694
NiSource, Inc.	23,707	260,066
Pepco Holdings, Inc.	18,690	331,934
PG&E Corp.	31,205	1,207,946
Pinnacle West Capital Corp.	8,715	280,013
PPL Corp.	32,417	994,878
Progress Energy, Inc.	22,742	906,269
Public Service Enterprise Group, Inc.	43,749	1,276,158
SCANA Corp.	9,750	347,100
Sempra Energy	21,060	897,788
Teco Energy, Inc.	18,394	227,166
The Southern Company	66,958	2,477,446
Wisconsin Energy Corp.	10,107	424,292
Xcel Energy, Inc.	38,818	720,074

		24,713,909

TOTAL COMMON STOCKS (Cost $881,824,073)		$679,955,293

SHORT TERM INVESTMENTS - 2.44%
Federal Home Loan Bank Discount Notes zero coupon due 02/23/2009	$10,213,000	$10,212,850
John Hancock Cash Investment Trust, 1.2465% (c)(f)	6,840,933	6,840,933

TOTAL SHORT TERM INVESTMENTS (Cost $17,053,783)		$17,053,783

REPURCHASE AGREEMENTS - 0.72%
Repurchase Agreement with State Street Corp. dated 12/31/2008 at 0.01% to be repurchased at $5,000,003 on 01/02/2009, collateralized by $3,565,000 U.S. Treasury Bonds, 4.75% due 02/15/2037 (valued at $5,103,654, including interest)	$5,000,000	$5,000,000

TOTAL REPURCHASE AGREEMENTS (Cost $5,000,000)		$5,000,000

Total Investments (500 Index Trust B) (Cost $903,877,856) - 100.63%		$702,009,076
Liabilities in Excess of Other Assets - (0.63)%		(4,400,781)

TOTAL NET ASSETS - 100.00%		$697,608,295

The accompanying notes are an integral part of the financial statements.

10

JOHN HANCOCK TRUST (g)
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued (showing percentage of total net assets)

Index Allocation Trust

	Shares or Principal Amount	Value

INVESTMENT COMPANIES - 100.02%
JOHN HANCOCK TRUST (g)
500 Index (MFC Global U.S.A.) (g)(h)	15,344,478	$118,919,703
International Equity Index A (SSgA)	4,272,951	50,933,574
Mid Cap Index (MFC Global U.S.A.) (g)	3,231,011	34,474,885
Small Cap Index (MFC Global U.S.A.) (g)	3,806,085	34,863,743
Total Bond Market A (Declaration) (g)	8,614,235	115,258,469

TOTAL INVESTMENT COMPANIES (Cost $470,227,885)		$354,450,374

Total Investments (Index Allocation Trust) (Cost $470,227,885) - 100.02%		$354,450,374
Liabilities in Excess of Other Assets - (0.02)%		(65,014)

TOTAL NET ASSETS - 100.00%		$354,385,360

International Equity Index Trust A

	Shares or Principal Amount	Value

COMMON STOCKS - 94.19%

Argentina - 0.02%
Petrobras Energia Participaciones SA, ADR, B Shares	2,575	$15,682
Telecom Argentina SA, ADR, B Shares *	2,234	16,978
Transportadora de Gas del Sur SA, ADR	410	853

		33,513

Australia - 4.33%
AGL Energy, Ltd.	8,639	92,106
Alumina, Ltd.	33,682	33,934
Amcor, Ltd.	19,845	80,646
AMP, Ltd.	40,057	152,729
Aristocrat Leisure, Ltd.	6,712	18,262
Asciano Group	11,487	12,228
Australia and New Zealand Banking Group, Ltd.	42,658	460,545
Australian Stock Exchange, Ltd.	3,546	82,889
Axa Asia Pacific Holdings, Ltd.	18,030	62,669
Babcock & Brown, Ltd.	4,585	507
Bendigo Bank, Ltd.	5,564	43,045
BHP Billiton, Ltd.	70,666	1,501,241
Billabong International, Ltd.	2,956	16,233
Bluescope Steel, Ltd.	15,888	39,035
Boral, Ltd.	11,972	38,773
Brambles, Ltd.	29,743	154,531
Caltex Australia, Ltd.	2,411	12,184
Centro Properties Group, Ltd. *	16,982	910
Centro Retail Group	26,756	1,256
CFS Gandel Retail Trust	40,882	53,739
Coca-Cola Amatil, Ltd.	11,466	73,682
Cochlear, Ltd.	1,057	40,947
Commonwealth Bank of Australia, Ltd.	29,007	596,834
Computershare, Ltd.	10,486	57,297
Crown, Ltd.	9,455	39,605
CSL, Ltd.	12,857	303,192
CSR, Ltd.	36,089	44,638
Dexus Property Group, REIT	59,996	34,355
Fortescue Metals Group, Ltd. *	26,510	36,148

International Equity Index Trust A (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Australia (continued)
Foster’s Group, Ltd.	41,290	$158,804
General Property Trust, Ltd.	103,715	67,630
Goodman Fielder, Ltd.	33,499	31,141
Harvey Norman Holding, Ltd.	9,728	18,053
Incitec Pivot, Ltd.	39,137	68,602
James Hardie Industries, Ltd.	10,195	33,389
John Fairfax Holdings, Ltd.	25,368	29,107
Leighton Holdings, Ltd.	2,844	55,262
Lend Lease Corp.	7,845	39,531
Lion Nathan, Ltd.	6,140	35,273
Macquarie Airports, Ltd.	15,717	26,456
Macquarie Goodman Group, Ltd.	30,673	15,795
Macquarie Group, Ltd.	6,266	127,171
Macquarie Infrastructure Group	45,260	54,254
Macquarie Office Trust, REIT *	40,263	1,123
Macquarie Office Trust	40,263	6,916
Metcash, Ltd.	15,370	47,059
Mirvac Group, Ltd.	23,552	21,079
National Australia Bank, Ltd.	40,624	597,240
Newcrest Mining, Ltd.	9,224	219,557
NRMA Insurance Group, Ltd.	40,191	109,533
Nufarm, Ltd.	3,790	27,945
OneSteel, Ltd.	16,758	28,979
Orica, Ltd.	7,117	69,842
Origin Energy, Ltd.	18,769	211,687
Oxiana, Ltd.	59,904	22,971
Perpetual Trust of Australia, Ltd.	768	20,087
Qantas Airways, Ltd.	21,290	39,223
QBE Insurance Group, Ltd.	21,095	381,256
Rio Tinto, Ltd.	5,875	157,437
Santos, Ltd.	11,890	124,582
Sims Group, Ltd.	3,631	44,441
Sonic Healthcare, Ltd.	8,280	84,357
Stockland Company, Ltd.	30,227	85,986
Suncorp-Metway, Ltd.	20,233	119,260
TABCORP Holdings, Ltd.	11,538	56,451
Tattersall’s, Ltd.	22,055	43,064
Telstra Corp., Ltd.	92,740	248,269
Toll Holdings, Ltd.	14,827	64,061
Transurban Group, Ltd. *	25,083	94,880
Virgin Blue Holdings, Ltd.	10,956	2,302
Wesfarmers, Ltd., Price Protected Shares	3,304	41,682
Wesfarmers, Ltd.	13,989	176,567
Westfield Group	36,892	334,933
Westpac Banking Corp., Ltd.	55,226	662,365
Woodside Petroleum, Ltd.	9,836	254,529
Woolworths, Ltd.	25,904	483,011
WorleyParsons, Ltd.	3,172	31,644

		9,758,946

Austria - 0.25%
Erste Bank der Oesterreichischen Sparkassen AG	4,099	95,441
Oesterreichische Elektrizitaets AG, Class A	1,697	78,465
OMV AG	3,567	94,781
Raiffeisen International Bank Holding AG	1,180	32,803
Strabag SE	1,031	24,090

The accompanying notes are an integral part of the financial statements.

11

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued (showing percentage of total net assets)

International Equity Index Trust A (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Austria (continued)
Telekom Austria AG	7,506	$109,213
Voestalpine AG	2,545	54,985
Wiener Staedtische Allgemeine Versicherung AG	986	34,256
Wienerberger Baustoffindustrie AG	1,589	27,105

		551,139

Belgium - 0.60%
Anheuser-Busch InBev NV	13,932	323,546
Anheuser-Busch InBev NV *	6,160	34
Belgacom SA	3,564	136,246
Colruyt SA	354	76,070
Compagnie Nationale A Portefeuille, ADR	934	45,549
Delhaize Group	2,081	128,641
Dexia SA	11,000	49,872
Fortis Group SA	54,420	71,761
Fortis *	16,796	23
Groupe Bruxelles Lambert SA	1,704	136,510
KBC Ancora, ADR	762	13,219
KBC Bancassurance Holding NV	3,536	106,265
Mobistar SA *	641	46,238
Solvay SA	1,273	94,529
UCB SA	2,258	73,652
Umicore	2,620	51,773

		1,353,928

Bermuda - 0.06%
Central European Media Enterprises, Ltd. *	544	11,135
China Yurun Food Group, Ltd	25,000	29,571
Chinese Estates Holdings, Ltd.	10,304	11,789
Frontline, Ltd.	1,300	38,165
SeaDrill, Ltd., GDR	5,693	46,398

		137,058

Brazil - 1.11%
All America Latina Logistica SA	7,900	33,877
Aracruz Celulose SA, SADR	316	3,565
B2W Companhia Global Do Varejo	1,097	11,196
Banco Bradesco SA, ADR	6,493	64,086
Banco do Brasil SA	7,400	46,583
BM&F BOVESPA SA *	27,061	69,857
Brasil Telecom Participacoes SA, ADR	326	12,593
Brasil Telecom Participacoes SA	1,300	32,835
Braskem SA, SADR	862	4,163
Centrais Eletricas Brasileiras SA, ADR, B Shares *	778	8,067
Centrais Eletricas Brasileiras SA, ADR *	1,295	14,377
Centrais Eletricas Brasileiras SA *	4,000	44,408
Cia Brasileira de Distribuicao Grupo Pao de Acucar, ADR *	171	4,713
Cia de Concessoes Rodoviarias, ADR	2,700	27,359
Cia de Saneamento Basico do Estado de Sao Paulo *	2,892	34,426
Cia Energetica de Minas Gerais, ADR	2,150	29,541
Cia Vale do Rio Doce	24,000	284,974
Companhia Siderurgica Nacional SA, SADR	2,592	33,204
Companhia Siderurgica Nacional SA	5,100	63,422
Companhia Vale Do Rio Doce, ADR *	5,706	69,100

International Equity Index Trust A (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Brazil (continued)
Companhia Vale Do Rio Doce, SADR	8,423	$89,705
Cosan SA Industria e Comercio *	2,380	11,471
CPFL Energia SA	2,300	29,736
Cyrela Brazil Realty SA	5,000	19,726
EDP - Energias do Brasil SA	1,800	17,444
Empresa Brasileira de Aeronautica SA	11,000	41,557
Empresa Brasileira de Aeronautica SA, ADR	397	6,435
Gafisa SA	3,010	13,540
Gerdau SA, SADR	3,418	22,559
Gerdau SA	4,179	21,594
Global Village Telecom Holding SA *	2,132	23,194
JBS SA	7,221	15,266
LLX Logistica SA *	2,460	1,593
Lojas Renner SA	2,700	18,143
MRV Engenharia e Participacoes SA	1,257	5,282
Natura Cosmeticos SA	3,500	28,501
OGX Petroleo e Gas Participacoes SA *	200	45,112
Perdigao SA *	2,828	36,066
Petroleo Brasileiro SA, ADR	5,976	146,352
Petroleo Brasileiro SA, SADR	8,438	172,220
Petroleo Brasileiro SA	37,000	436,162
Redecard SA	6,047	66,641
Souza Cruz SA	1,500	28,366
Tele Norte Leste Participacoes SA, ADR	1,336	18,597
Tele Norte Leste Participacoes SA	1,200	19,914
Tractebel Energia SA	2,800	22,273
Ultrapar Participacoes SA	1,800	39,226
Unibanco - Uniao de Bancos Brasileiros SA *	19,000	120,991
Unibanco - Uniao De Bancos Brasileiros SA, ADR *	473	30,565
Usinas Siderurgicas de Minas Gerais SA, SADR	1,323	15,045
Usinas Siderurgicas de Minas Gerais SA	1,200	13,302
Votorantim Celulose e Papel SA, SADR * (a)	467	3,703
Weg SA	2,800	15,009

		2,487,636

Canada - 5.95%
Addax Petroleum Corp.	2,000	34,168
Agnico-Eagle Mines, Ltd.	2,887	146,794
Agrium, Inc.	3,139	105,447
Alimentation Couche Tard, Inc. *	3,000	35,091
ARC Energy Trust	2,000	32,564
Astral Media, Inc. *	800	15,812
Bank of Montreal	10,391	263,037
Bank of Nova Scotia	20,952	565,339
Barrick Gold Corp.	18,310	663,135
BCE, Inc.	5,338	108,663
Biovail Corp.	2,850	26,641
Bombardier, Inc. *	29,062	104,760
Brookfield Asset Management, Inc.	10,248	153,990
Brookfield Properties Corp.	3,890	29,305
CAE, Inc.	5,184	34,014
Cameco Corp.	6,834	116,529
Canadian Imperial Bank of Commerce	7,770	321,563
Canadian National Railway Company	10,002	362,810
Canadian Natural Resources, Ltd.	11,308	446,549

The accompanying notes are an integral part of the financial statements.

12

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued (showing percentage of total net assets)

International Equity Index Trust A (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Canada (continued)
Canadian Oil Sands Trust	4,500	$76,914
Canadian Pacific Railway, Ltd.	3,226	107,089
Canadian Tire Corp., Ltd. *	1,446	50,894
Canadian Utilities, Ltd. *	1,900	62,333
Canfor Corp. *	100	616
CGI Group, Inc. *	6,224	48,400
CI Financial Income Fund	967	11,358
Crescent Point Energy Trust *	1,600	31,222
Eldorado Gold Corp. *	6,100	47,683
Empire Company, Ltd. *	700	27,637
Enbridge, Inc.	7,624	244,314
EnCana Corp. - CAD	15,836	730,675
Enerplus Resources Fund	3,500	67,930
Ensign Energy Services, Inc.	2,700	28,914
Fairfax Financial Holdings, Ltd.	341	107,728
Finning International, Inc. *	3,062	35,345
First Quantum Minerals, Ltd.	1,400	19,971
Fortis, Inc. *	3,200	63,741
George Weston, Ltd.	1,064	51,670
Gerdau Ameristeel Corp.	3,800	23,148
Gildan Activewear, Inc. *	2,200	25,288
Goldcorp, Inc.	15,528	482,884
Great-West Lifeco, Inc.	5,124	85,919
Groupe Aeroplan, Inc. *	4,735	33,293
Harvest Energy Trust	2,400	20,413
Husky Energy, Inc.	5,648	141,234
IGM Financial, Inc.	2,304	66,162
Imperial Oil, Ltd.	6,327	210,080
Industrial Alliance Insurance and Financial Services, Inc. *	1,900	35,876
ING Canada, Inc. *	900	23,045
Inmet Mining Corp. *	800	12,688
Ivanhoe Mines, Ltd. *	4,600	12,185
Jazz Air Income Fund, ADR *	350	919
Kinross Gold Corp.	14,281	260,285
Loblaw Companies, Ltd.	2,063	58,439
Magna International, Inc.	2,357	70,166
Manitoba Telecom Services, Inc.	700	20,402
Manulife Financial Corp. (c)	31,176	525,282
MDS, Inc. *	2,609	15,956
Methanex Corp.	2,133	23,671
Metro, Inc.	1,800	53,949
National Bank of Canada	3,132	79,410
Nexen, Inc.	10,036	174,380
Niko Resources, Ltd.	900	30,977
Nova Chemicals Corp.	1,651	7,824
Onex Corp.	2,168	31,945
Pan American Silver Corp. *	1,500	25,528
Penn West Energy Trust	8,397	92,302
Petro-Canada	10,508	227,439
Potash Corp. of Saskatchewan, Inc. - CAD	6,489	470,656
Power Corp. Of Canada	7,183	130,452
Power Financial Corp. (a)	5,378	104,118
Precision Drilling Trust, ADR	1,300	10,604
Provident Energy Trust	3,900	16,902
QLT, Inc. *	300	710

International Equity Index Trust A (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Canada (continued)
Research In Motion, Ltd. *	10,800	$433,050
RioCan Real Estate Investment Trust	2,100	23,237
Ritchie Bros. Auctioneers, Inc.	2,400	51,052
Rogers Communications, Inc., Class B	10,558	312,934
Royal Bank of Canada	27,924	816,571
Saputo, Inc.	3,000	53,876
Shaw Communications, Inc.	7,098	124,251
Sherritt International Corp. *	4,800	12,287
Shoppers Drug Mart Corp.	4,344	169,080
Silver Wheaton Corp. *	4,500	29,162
Sino-Forest Corp. *	2,700	21,587
Sun Life Financial, Inc.	12,048	277,558
Suncor Energy, Inc. - CAD	19,396	372,680
Talisman Energy, Inc.	20,474	202,003
Teck Cominco, Ltd.	9,448	46,070
Telus Corp. - Non Voting Shares	3,156	89,222
Telus Corp.	1,205	36,282
Thomson Corp.	4,902	141,362
TMX Group, Inc.	1,676	34,199
Toronto Dominion Bank Ontario	16,700	587,780
TransAlta Corp.	3,679	72,418
Trans-Canada Corp.	12,850	345,269
Trican Well Service, Ltd. *	2,300	14,830
Yamana Gold, Inc.	15,106	115,635
Yellow Pages Income Fund *	5,400	29,264

		13,396,835

Cayman Islands - 0.05%
China Dongxiang Group Company, Ltd.	59,000	14,417
China High Speed Transmission Equipment Group Company, Ltd.	17,000	20,744
China Mengniu Dairy Company, Ltd.	25,000	32,679
China Resources Land, Ltd.	36,000	44,561

		112,401

Chile - 0.28%
Banco Santander Chile SA, ADR	1,794	62,844
Banco Santander SA *	3,830	34,721
Cia Cervecerias Unidas SA, ADR	1,131	29,576
Distribucion y Servicio D&S SA, ADR	1,922	46,493
Embotelladora Andina SA, ADR, Series A	514	5,686
Embotelladora Andina SA, ADR, Series B	1,218	16,443
Empresa Nacional de Electricidad SA, ADR	4,340	145,347
Enersis SA, SADR	10,330	131,604
Lan Airlines SA, SADR	4,420	35,581
Sociedad Quimica y Minera de Chile SA, ADR, B Shares	4,090	99,755
Vina Concha Y Toro SA, ADR	512	15,365

		623,415

China - 1.71%
Air China, Ltd., Class H	50,000	15,692
Aluminum Corp. of China, Ltd.	90,000	48,523
Angang New Steel Company, Ltd., Class H	27,960	31,644
Bank of China, Ltd.	567,400	156,333
Bank of Communications Company, Ltd., Class H	122,700	89,182

The accompanying notes are an integral part of the financial statements.

13

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

International Equity Index Trust A (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

China (continued)
Beijing Capital International Airport Company, Ltd., Class H	52,000	$26,349
Beijing Datang Power Generation Company, Ltd., Class H	84,000	44,832
BYD Company, Ltd., H Shares	11,400	18,784
Chaoda Modern Agriculture Holdings, Ltd.	42,120	27,067
China BlueChemical, Ltd.	34,000	14,043
China CITIC Bank	130,000	44,976
China Coal Energy Company, Series H	69,000	55,763
China Communications Construction Company, Ltd.	88,535	110,622
China Communications Services Corp., Ltd., Class H	52,000	32,865
China Construction Bank	717,800	399,363
China Huiyuan Juice Group, Ltd. *	28,500	35,704
China Life Insurance Company, Ltd.	148,000	454,727
China Merchants Bank Company, Ltd.	57,500	107,587
China National Building Material Company, Ltd.	18,000	21,886
China Oilfield Services, Ltd., H Shares	38,000	31,024
China Petroleum & Chemical Corp., Class H	362,000	222,508
China Railway Construction Corp. - Hong Kong Exchange *	40,500	60,633
China Railway Group, Ltd. *	90,000	62,900
China Shenhua Energy Company, Ltd.	68,000	145,782
China Shipping Container Lines Company, Ltd.	66,650	10,165
China Shipping Development Company, Ltd., Class H	30,000	30,231
China Telecom Corp., Ltd.	294,000	111,143
COSCO Holdings	52,835	37,223
Country Garden Holdings Company, Ltd.	68,000	16,826
Dongfeng Motor Group Company, Ltd.	56,000	18,283
Foxconn International Holdings, Ltd. *	41,000	13,756
Guangdong Investment, Ltd.	76,000	30,737
Guangshen Railway Company, Ltd., Class H	30,000	11,214
Guangzhou R&F Properties Company, Ltd., H Shares	20,400	22,793
Huaneng Power International, Inc., Class H	62,000	45,178
Industrial & Commercial Bank of China, Ltd.	872,600	463,278
Jiangsu Expressway, Ltd.	26,000	19,292
Jiangxi Copper Company, Ltd., Class H	30,000	22,294
Lenovo Group, Ltd.	100,000	27,471
Maanshan Iron & Steel Company, Ltd.	36,000	12,959
PetroChina Company, Ltd., Class H	450,000	399,895
PICC Property & Casualty Company, Ltd., Class H *	48,000	26,300
Shanghai Electric Group Company, Ltd. *	80,000	32,775
Shui On Land, Ltd.	50,000	15,934
Sinopec Shanghai Petrochemical Company, Ltd., Class H	50,000	12,972
Tingyi Cayman Islands Holding Corp., GDR	42,000	48,849
Tsingtao Brewery Company, Ltd., Series H	10,000	20,910
Want Want China Holdings, Ltd. *	53,000	22,042
Weichai Power Company, Ltd.	8,000	15,209
Yanzhou Coal Mining Company, Ltd., Class H	40,000	29,811
Zhejiang Expressway Company, Ltd., Class H	30,000	17,768
Zijin Mining Group, Ltd.	85,902	52,704

International Equity Index Trust A (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

China (continued)
ZTE Corp., Class H	5,320	$14,055

		3,860,856

Colombia - 0.05%
BanColombia SA, ADR	4,615	107,760

Czech Republic - 0.15%
CEZ AS	4,526	193,576
Komercni Banka AS	308	50,684
Telefonica Czech Republic AS	2,281	52,721
Unipetrol AS	1,475	11,805
Zentiva NV	464	26,556

		335,342

Denmark - 0.65%
A P Moller Maersk AS, Series A	12	65,672
A P Moller Maersk AS	25	134,538
Carlsberg AS, B Shares	1,752	57,272
Coloplast AS	575	39,763
Danisco AS	1,031	42,107
Danske Bank AS	9,698	97,698
DSV AS, ADR	4,280	46,578
FLS Industries AS, B Shares	1,117	39,207
Jyske Bank *	1,262	29,456
Novo Nordisk AS	9,490	489,531
Novozymes AS, B Shares	964	77,315
Topdanmark AS *	353	46,230
TrygVesta AS	589	37,118
Vestas Wind Systems AS *	4,044	237,976
William Demant Holdings AS *	582	24,367

		1,464,828

Egypt - 0.11%
Commercial International Bank	4,698	31,742
Egypt Kuwait Holding Company	10,330	13,566
Egyptian Company for Mobile Services	661	17,398
Egyptian Financial Group-Hermes Holding	3,297	10,327
EL Ezz Aldekhela Steel Alexandria	52	7,565
EL EZZ Steel Company	7,169	12,722
ElSwedy Cables Holding Company *	1,339	17,979
Orascom Construction Industries	1,797	45,301
Orascom Telecom Holding SAE	11,031	59,534
Sidi Kerir Petrochemicals Company	6,580	12,260
Talaat Moustafa Group *	15,104	8,255
Telecom Egypt	6,452	18,764

		255,413

Finland - 1.06%
Elisa Oyj, Class A	3,107	54,089
Fortum Corp. Oyj	9,705	210,941
Kesko Oyj	1,669	42,054
Kone Corp. Oyj	3,226	72,339
Metra Oyj, B Shares	1,869	56,474
Metso Oyj	3,327	40,773
Neste Oil Oyj	2,721	40,957
Nokia AB Oyj	80,094	1,256,866
Nokian Renkaat Oyj	2,400	27,268
Orion Oyj, Series B	2,328	39,594
Outokumpu Oyj	2,587	30,783

The accompanying notes are an integral part of the financial statements.

14

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

International Equity Index Trust A (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Finland (continued)
Pohjola Bank PLC	2,900	$40,333
Rautaruukki Oyj *	1,881	32,852
Sampo Oyj, A Shares	9,039	171,085
Sanoma WSOY Oyj	2,310	30,003
Stora Enso Oyj, Series R	12,947	102,560
UPM-Kymmene Oyj	11,076	141,981

		2,390,952

France - 7.55%
Accor SA	3,920	193,098
Aeroports de Paris	634	43,161
Air France KLM	2,436	31,415
Air Liquide	5,273	482,899
Alcatel-Lucent *	44,117	95,496
Alstom	4,252	253,397
Atos Origin SA	1,306	32,872
AXA Group SA	32,762	735,363
BNP Paribas SA	17,304	746,919
Bouygues SA	5,138	217,972
Bureau Veritas SA	816	32,807
Cap Gemini SA	2,569	99,335
Carrefour SA	13,064	504,981
Casino Guich-Perrachon SA	852	64,935
Christian Dior SA	1,096	61,967
Cie Generale de Geophysique-Veritas *	2,435	36,449
CNP Assurances SA	679	49,335
Compagnie de Saint-Gobain SA	6,183	292,148
Compagnie Generale des Etablissements Michelin, Class B	2,739	144,712
Credit Agricole SA	18,780	210,939
Dassault Systemes SA	1,139	51,639
Eiffage SA	749	39,269
Electricite de France	4,028	234,276
Eramet	104	20,287
Essilor International SA	3,947	185,410
Eurazeo	512	24,079
European Aeronautic Defence & Space Company	6,023	102,002
Eutelsat Communications *	1,757	41,498
France Telecom SA	37,925	1,057,072
GDF Suez	22,710	1,127,258
GDF Suez *	1,260	2
Gecina SA	241	16,757
Groupe DANONE	9,110	550,425
Hermes International SA (a)	1,377	192,784
ICADE	295	24,516
Iliad SA	403	34,988
Imerys SA	436	19,927
JC Decaux SA	1,101	19,043
Klepierre SA	1,381	33,962
Lafarge SA	2,892	176,879
Lagardere S.C.A.	2,374	96,452
Legrand SA, ADR	2,276	43,587
L’Oreal SA	4,932	430,420
LVMH Moet Hennessy SA	5,256	352,249
M6-Metropole Television	1,088	21,093
Natixis	20,111	35,675

International Equity Index Trust A (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

France (continued)
Neopost SA	650	$58,980
PagesJaunes Groupe SA	1,945	19,166
Pernod-Ricard SA	3,223	239,430
PPR SA	1,473	96,445
PSA Peugeot Citroen SA	3,045	52,059
Publicis Groupe SA	2,458	63,436
Renault Regie Nationale SA	3,627	94,650
Safran SA	4,357	58,827
Sanofi-Aventis SA	22,146	1,416,528
Schneider Electric SA	4,681	348,518
SCOR SE	2,913	67,300
Societe BIC SA	499	28,710
Societe Des Autoroutes Paris-Rhin-Rhone	549	38,291
Societe Generale	9,856	500,024
Societe Television Francaise 1	1,890	27,691
Sodexho Alliance	1,819	101,094
Suez Environnement SA *	5,206	87,922
Technip SA	1,858	57,048
Thales SA	1,721	72,081
Total SA	44,800	2,463,068
Unibail-Rodamco, REIT	1,643	245,455
Valeo SA	1,391	20,722
Vallourec SA	1,132	128,709
Veolia Environnement SA	7,568	238,717
Vinci SA	8,754	369,416
Vivendi SA	24,241	790,112
Wendel	556	27,814
Zodiac SA	707	25,815

		16,999,777

Germany - 6.15%
Adidas-Salomon AG	3,968	151,259
Allianz SE	9,450	1,005,487
BASF SE	19,659	763,824
Bayer AG	15,855	923,846
Bayerische Motoren Werke (BMW) AG	6,654	204,313
Beiersdorf AG	1,949	115,440
Celesio AG	1,526	41,290
Commerzbank AG	14,960	142,137
Daimler AG	18,073	688,615
Deutsche Bank AG	11,155	441,138
Deutsche Boerse AG	4,145	299,887
Deutsche Lufthansa AG	4,220	69,393
Deutsche Post AG	18,256	308,776
Deutsche Postbank AG	1,640	35,494
Deutsche Telekom AG	59,190	894,912
E.ON AG	40,016	1,571,315
Fraport AG, ADR	598	27,059
Fresenius AG	544	27,454
Fresenius Medical Care AG	4,164	191,426
Fresenius SE	1,559	91,490
GEA Group AG	3,066	53,242
Hamburger Hafen und Logistik AG	345	11,551
Hannover Rueckversicherung AG	1,212	38,543
Heidelbergcement AG (a)	502	21,961
Henkel AG & Company KGaA	2,969	77,388
Hochtief AG	639	32,951

The accompanying notes are an integral part of the financial statements.

15

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

International Equity Index Trust A (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Germany (continued)
Hypo Real Estate Holding AG	2,951	$13,038
Infineon Technologies AG *	14,777	19,888
K&S AG	3,287	187,864
Linde AG	2,877	241,462
MAN AG	2,125	119,199
Merck KGaA *	1,292	115,583
Metro AG	2,280	90,672
Muenchener Rueckversicherungs-Gesellschaft AG	4,291	666,168
Puma AG	97	19,331
Q-Cells AG * (a)	1,216	45,458
RWE AG	9,241	820,758
Salzgitter AG	835	64,892
SAP AG	18,130	657,884
Siemens AG	18,094	1,362,179
Solarworld AG	1,483	33,190
Thyssen Krupp AG	7,804	217,248
TUI AG	4,099	48,695
United Internet AG	2,526	22,850
Volkswagen AG	2,431	845,532
Wacker Chemie AG	314	33,624

		13,855,706

Greece - 0.35%
Alpha Bank A.E.	8,077	75,565
Bank of Piraeus SA	6,793	60,638
Coca-Cola Hellenic Bottling Company SA	3,420	49,729
EFG Eurobank Ergas SA	6,777	53,973
Hellenic Petroleum SA	2,110	15,628
Hellenic Telecommunications Organization SA	6,000	99,683
Marfin Financial Group SA Holdings *	13,344	53,388
National Bank of Greece SA	10,359	192,373
OPAP SA	4,660	134,107
Public Power Corp.	2,190	35,196
Titan Cement Company SA	1,260	24,457

		794,737

Hong Kong - 2.72%
Agile Property Holdings, Ltd.	49,800	26,301
Alibaba.com, Ltd. * (j)	20,900	15,151
Anhui Conch Cement Company, Ltd., Class H *	10,000	46,508
ASM Pacific Technology, Ltd.	3,586	11,819
Bank of East Asia, Ltd.	27,872	58,792
Beijing Enterprises Holdings, Ltd.	10,000	40,946
Belle International Holdings, Ltd., GDR	62,882	27,899
BOC Hong Kong Holdings, Ltd.	70,672	80,890
Cathay Pacific Airways, Ltd.	19,218	21,707
Cheung Kong Holdings, Ltd.	29,151	278,090
Cheung Kong Infrastructure Holdings, Ltd.	8,228	31,072
China Agri-Industries Holdings, Ltd. *	30,000	14,940
China Everbright, Ltd.	20,000	24,863
China Insurance International Holdings Company, Ltd.	20,000	30,915
China Merchants Holdings International Company, Ltd.	23,211	45,329
China Mobile, Ltd.	126,500	1,283,483
China Overseas Land & Investment, Ltd.	84,000	117,948
China Overseas Land & Investment, Ltd. *	3,360	1,205

International Equity Index Trust A (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Hong Kong (continued)
China Resource Power Holdings, Ltd.	30,000	$58,330
China Resources Enterprises, Ltd.	28,000	49,240
China Travel International Investment Hong Kong, Ltd.	58,000	11,399
China Unicom, Ltd.	132,550	161,183
Citic 1616 Holdings, Ltd.	1,050	136
Citic Pacific, Ltd.	23,000	25,128
CLP Holdings, Ltd.	43,111	293,100
CNOOC, Ltd.	337,000	320,546
CNPC Hong Kong, Ltd.	50,000	15,667
Cosco Pacific, Ltd.	24,000	24,676
Denway Motors, Ltd.	98,000	30,740
Dongfang Electrical Machinery Company, Ltd.	4,000	10,097
Esprit Holdings, Ltd.	20,485	116,732
Fosun International	29,500	9,753
Gome Electrical Appliances Holdings, Ltd.	144,000	20,810
Hang Lung Group, Ltd.	17,000	51,932
Hang Lung Properties, Ltd.	40,674	89,302
Hang Seng Bank, Ltd.	15,281	201,749
Harbin Power Equipment Company, Ltd.	14,000	11,738
Henderson Land Development Company, Ltd.	24,489	91,593
Hengan International Group Company, Ltd., GDR	16,000	51,629
Hong Kong & China Gas Company, Ltd.	87,227	132,277
Hong Kong Aircraft Engineering Company, Ltd.	1,200	9,912
Hong Kong Electric Holdings, Ltd.	29,918	168,438
Hong Kong Exchange & Clearing, Ltd.	20,570	197,491
Hopewell Holdings, Ltd.	12,638	41,928
Huabao International Holdings, Ltd. *	30,000	19,715
Hutchison Telecommunications International, Ltd. *	38,277	10,322
Hutchison Whampoa, Ltd.	42,423	214,160
Hysan Development Company, Ltd.	8,318	13,525
Kerry Properties, Ltd.	11,703	31,482
Kingboard Chemical Holdings, Ltd.	10,228	18,540
Li & Fung, Ltd.	42,829	74,017
Li Ning Company, Ltd.	14,000	22,060
Lifestyle International Holdings, Ltd.	12,500	12,766
Link, REIT	47,376	78,810
Mongolia Energy Company, Ltd. *	67,000	20,841
MTR Corp., Ltd.	26,432	61,558
New World Development Company, Ltd.	47,161	48,289
Noble Group, Ltd.	38,400	27,504
NWS Holdings, Ltd.	22,159	33,195
Orient Overseas International, Ltd.	3,938	8,830
Pacific Basin Shipping, Ltd.	24,000	11,048
Parkson Retail Group, Ltd.	32,500	37,207
PCCW, Ltd.	66,652	32,000
Ping An Insurance Group Company of China, Ltd.	29,000	142,515
Shanghai Industrial Holdings, Ltd.	12,000	27,658
Shangri-La Asia, Ltd.	31,953	36,960
Shimao Property Holdings, Ltd., GDR	30,500	21,350
Sino Land Company, Ltd.	42,592	44,604
Sinofert Holdings, Ltd.	46,000	22,437
Sino-Ocean Land Holdings, Ltd.	63,000	28,777
Soho China, Ltd.	54,500	23,592

The accompanying notes are an integral part of the financial statements.

16

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

International Equity Index Trust A (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Hong Kong (continued)
Sun Hung Kai Properties, Ltd.	29,389	$247,295
Swire Pacific, Ltd., Class A	15,837	109,706
Television Broadcasting Company, Ltd.	3,819	12,520
Tencent Holdings, Ltd.	20,000	129,955
Wharf Holdings, Ltd.	27,373	75,773
Wheelock and Company, Ltd.	14,000	30,852
Wing Hang Bank, Ltd.	3,064	17,824
Yue Yuen Industrial Holdings, Ltd.	16,433	32,627

		6,133,698

Hungary - 0.11%
Gedeon Richter Rt.	336	50,317
Magyar Telekom Rt.	11,267	31,843
MOL Magyar Olaj & Gazipari Rt.	1,444	75,071
OTP Bank Rt. *	6,386	96,963

		254,194

India - 1.00%
Bajaj Auto, Ltd., ADR (j)	977	4,396
Bajaj Auto, Ltd.	977	7,911
Bajaj Finserv, Ltd.	977	3,084
Dr. Reddy’s Laboratories, Ltd., ADR	3,186	31,223
Grasim Industries, Ltd., ADR (j)	1,051	26,958
ICICI Bank, Ltd., SADR	15,187	292,350
Infosys Technologies, Ltd., ADR	22,170	544,717
Larsen & Toubro, Ltd., ADR (j)	7,068	112,251
Ranbaxy Laboratories, Ltd., ADR	4,394	23,684
Reliance Capital, Ltd. (j)	811	9,018
Reliance Communication, Ltd., ADR (j)	23,711	110,574
Reliance Energy, Ltd., ADR (j)	405	14,452
Reliance Industries, Ltd., GDR (j)	14,865	764,061
Reliance Natural Resources, Ltd., ADR * (j)	8,110	19,043
Satyam Computer Services, Ltd., ADR	13,362	120,792
State Bank of India, Ltd., ADR	709	38,995
Tata Communications, Ltd., ADR (a)	977	20,878
Tata Motors, Ltd., SADR (a)	11,229	49,969
Wipro, Ltd., ADR (a)	7,013	57,016

		2,251,372

Indonesia - 0.24%
Aneka Tambang Tbk PT	71,375	7,322
Astra Agro Lestari Tbk PT	8,342	7,637
Astra International Tbk PT	43,017	42,277
Bank Central Asia Tbk PT	258,226	78,086
Bank Danamon Indonesia Tbk PT	36,741	10,657
Bank Mandiri Tbk PT	151,122	28,686
Bank Rakyat Indonesia Tbk PT	115,999	49,329
Bumi Resources Tbk PT	369,220	31,146
Indocement Tunggal Prakarsa Tbk PT	20,013	8,643
Indofood Sukses Makmur Tbk PT	90,595	7,862
Indosat Tbk PT, ADR (a)	523	13,504
Indosat Tbk PT	26,000	13,826
International Nickel Indonesia Tbk PT	40,000	7,283
Perusahaan Gas Negara Tbk PT	217,515	38,027
PT Telekomunikiasi Indonesia, ADR	2,899	72,678
Semen Gresik Persero Tbk PT	30,860	11,900
Telekomunikasi Indonesia Tbk PT	98,000	62,634
Truba Alam Manunggal Engineering PT *	157,500	731

International Equity Index Trust A (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Indonesia (continued)
Unilever Indonesia Tbk PT	32,500	$23,541
United Tractors Tbk PT	32,120	13,431

		529,200

Ireland - 0.29%
Allied Irish Banks PLC - London Exchange	1,771	4,313
Allied Irish Banks PLC	16,539	39,562
Anglo Irish Bank Corp. PLC	15,416	3,563
Bank of Ireland - London Exchange	1,444	1,716
Bank of Ireland	19,645	22,664
C&C Group PLC	216	437
CRH PLC - London Exchange	2,074	53,325
CRH PLC	9,400	238,183
Elan Corp. PLC (Ordinary Shares) *	7,649	45,145
Elan Corp. PLC *	3,316	19,751
Experian Group, Ltd.	22,349	140,909
Greencore Group PLC	6	8
Kerry Group PLC	2,393	43,626
Kerry Group PLC	479	8,857
Ryanair Holdings PLC, SADR *	1,203	34,983

		657,042

Israel - 0.53%
Africa-Israel Investments, Ltd.	259	2,068
Aladdin Knowledge Systems, ADR *	144	887
Alvarion, Ltd., ADR *	544	1,975
Audio Codes, Ltd., ADR *	632	1,081
Bank Hapoalim, Ltd. *	24,119	51,968
Bank Leumi Le-Israel, Ltd.	23,078	48,506
Bezek Israeli Telecommunications Corp., Ltd.	21,603	35,515
Cellcom Israel, Ltd.	1,173	25,923
Check Point Software Technologies, Ltd. *	3,525	66,940
Delek Group, Ltd.	176	5,808
Discount Investment Corp.	492	3,794
Elbit Systems, Ltd.	482	22,102
Gazit Globe, Ltd.	2,336	10,744
Given Imaging Corp., ADR *	85	704
ICL Israel Chemicals, Ltd.	11,174	78,168
IDB Development Corp., Ltd.	1	6
Israel Corp., Ltd.	48	10,962
Israel Discount Bank, Ltd.	8,360	7,550
Koor Industries, Ltd. *	1,165	12,432
Makhteshim-Agam Industries, Ltd.	5,876	19,178
Nice Systems, Ltd. *	1,567	35,414
Oil Refineries, Ltd.	19,381	4,889
Ormat Industries	1,616	10,058
Partner Communications, Ltd.	1,609	26,564
RADWARE, Ltd., ADR *	269	1,459
Syneron Medical, Ltd., ADR *	462	3,853
Teva Pharmaceutical Industries, Ltd.	16,316	700,540
United Mizrahi Bank, Ltd.	2,283	11,795

		1,200,883

Italy - 2.67%
A2A SpA	25,184	45,276
Alleanza Assicurazioni SpA	8,001	65,766
Assicurazioni Generali SpA	22,022	608,016
Autogrill SpA	1,513	11,593

The accompanying notes are an integral part of the financial statements.

17

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

International Equity Index Trust A (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Italy (continued)
Autostrade SpA	4,974	$93,310
Banca Carige SpA	14,124	34,374
Banca Intesa SpA - Non convertible	16,061	41,548
Banca Monte dei Paschi Siena SpA	53,684	117,226
Banca Popolare di Milano SpA	7,369	44,295
Banche Popolari Unite SpA	12,864	188,667
Banco Popolare Societa Cooperativa	12,925	91,642
Bulgari SpA	2,249	14,332
Enel SpA	90,107	580,433
Eni SpA	53,902	1,297,079
Fiat SpA	13,699	91,703
Finmeccanica SpA	8,799	136,287
Fondiaria-Sai SpA	1,154	21,065
IFIL - Investments SpA	4,469	11,566
Intesa Sanpaolo SpA	160,440	582,829
Italcementi SpA, RNC	2,927	20,410
Italcementi SpA	896	11,643
Lottomatica SpA	1,124	27,978
Luxottica Group SpA	2,452	44,853
Mediaset SpA	17,188	99,038
Mediobanca SpA	10,879	111,876
Mediolanum SpA	3,435	14,927
Mondadori (Arnoldo) Editore SpA	29	144
Parmalat SpA	37,002	62,074
Pirelli & Company SpA	46,476	17,553
Prysmian SpA	2,128	33,699
Saipem SpA	5,321	90,753
Saras SpA	8,257	28,164
Snam Rete Gas SpA	14,600	81,556
Telecom Italia SpA - RSP	116,771	132,951
Telecom Italia SpA	213,040	350,488
Tenaris SA *	10,258	106,617
Terna SpA	27,133	89,538
UniCredito Italiano SpA	236,389	601,025
Unipol Gruppo Finanziario SpA, ADR	9,815	15,383

		6,017,677

Japan - 18.20%
ABC-MART, Inc. *	700	25,598
Acom Company, Ltd. (a)	1,133	47,886
Advantest Corp.	3,020	49,229
AEON Company, Ltd.	12,296	123,829
AEON Credit Service Company, Ltd.	1,423	15,003
Aeon Mall Company, Ltd.	1,000	19,332
Aioi Insurance Company, Ltd.	9,000	47,081
Aisin Seiki Company	3,821	54,727
Ajinomoto Company, Inc.	13,695	149,469
Alfresa Holdings Corp.	576	27,610
All Nippon Airways Company, Ltd.	13,285	52,358
Alps Electric Company, Ltd.	3,662	18,061
Amada Company, Ltd.	7,171	34,877
Aozora Bank, Ltd.	7,000	6,576
Asahi Breweries, Ltd.	7,699	133,116
Asahi Glass Company, Ltd.	19,809	112,917
Asahi Kasei Corp.	22,037	97,273
ASATSU-DK, Inc.	52	1,153
ASICS Corp.	3,000	24,309

International Equity Index Trust A (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Japan (continued)
Astellas Pharmaceuticals, Inc.	10,305	$421,807
Bank of Kyoto, Ltd.	6,000	67,245
Benesse Corp.	1,346	58,902
Bridgestone Corp.	12,547	188,200
Brother Industries, Ltd.	4,700	28,039
Canon Sales Company, Inc.	1,500	24,154
Canon, Inc.	22,626	716,895
Casio Computer Company, Ltd.	4,267	26,926
Central Glass Company, Ltd.	114	461
Central Japan Railway Company, Ltd.	33	286,197
Chiba Bank, Ltd.	15,104	94,458
Chubu Electric Power Company, Inc.	14,123	430,156
Chugai Pharmaceutical Company, Ltd.	3,984	77,444
Chugoku Bank, Ltd.	3,000	46,353
Chugoku Electric Power Company, Inc.	5,600	147,450
Circle K Sunkus Company, Ltd.	88	1,592
Citizen Watch Company, Ltd.	5,665	20,421
Coca-Cola West Japan Company, Ltd.	1,323	28,605
Cosmo Oil Company, Ltd.	8,000	24,905
Credit Saison Company, Ltd.	3,109	43,160
Dai Nippon Printing Company, Ltd.	12,047	133,175
Daicel Chemical Industries, Ltd.	6,466	30,629
Daido Steel Company, Ltd.	7,000	21,234
Daihatsu Motor Company, Ltd.	3,000	26,510
Daiichi Sankyo Company, Ltd.	15,028	355,388
Daikin Industries, Ltd.	5,185	136,358
Dainippon Ink & Chemicals, Inc.	13,990	29,516
Dainippon Screen Manufacturing Company, Ltd.	762	1,482
Dainippon Sumitomo Pharma Company, Ltd.	2,000	18,725
Daito Trust Construction Company, Ltd.	1,581	82,994
Daiwa House Industry Company, Ltd.	10,285	100,840
Daiwa Securities Group, Inc.	26,649	159,982
Dena Company, Ltd. (a)	6	19,433
Denki Kagaku Kogyo Kabushiki Kaisha	9,523	23,451
Denso Corp.	9,778	165,682
Dentsu, Inc.	39	76,150
Dowa Mining Company, Ltd.	5,466	20,204
East Japan Railway Company	71	539,647
Eisai Company, Ltd.	5,448	227,343
Electric Power Development Company, Ltd.	2,500	98,266
Elpida Memory, Inc. *	1,800	11,134
FamilyMart Company, Ltd.	1,240	53,851
Fanuc, Ltd.	3,821	273,858
Fast Retailing Company, Ltd.	934	137,048
Fuji Electric Holdings Company, Ltd.	10,580	15,940
Fuji Heavy Industries, Ltd.	10,000	27,481
Fuji Photo Film Company, Ltd.	9,833	219,513
Fuji Television Network, Inc.	10	14,305
Fujitsu, Ltd.	36,379	176,875
Fukuoka Financial Group, Inc.	16,000	69,936
Furukawa Electric Company, Ltd.	11,638	56,795
Goodwill Group, Inc. *	21	139
Gunma Bank	8,523	54,561
Hakuhodo DY Holdings, Inc.	460	25,096
Hankyu Hanshin Holdings, Inc.	26,600	153,622

The accompanying notes are an integral part of the financial statements.

18

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

International Equity Index Trust A (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Japan (continued)
Haseko Corp.	18,500	$19,725
Hikari Tsushin, Inc.	600	11,405
Hino Motors, Ltd.	5,114	10,541
Hirose Electric Company, Ltd.	617	62,429
Hisamitsu Pharmaceutical Company, Inc.	1,300	53,141
Hitachi Chemical, Ltd.	1,816	18,865
Hitachi Construction Machinery Company, Ltd.	2,257	26,988
Hitachi High-Technologies Corp.	1,100	17,615
Hitachi Metals, Ltd.	2,000	9,302
Hitachi, Ltd.	70,882	275,087
Hokkaido Electric Power Company, Inc.	4,332	109,524
Hokuhoku Financial Group, Inc.	22,866	54,129
Hokuriku Electric Power Company	3,500	99,008
Honda Motor Company, Ltd.	34,238	729,224
Hoya Corp.	8,008	139,869
Ibiden Company, Ltd.	2,500	51,835
Idemitsu Kosan Company, Ltd.	400	25,761
Inpex Holdings, Inc.	17	135,525
Isetan Mitsukoshi Holdings, Ltd. *	6,576	56,750
Ishikawajima-Harima Heavy Industries Company, Ltd.	24,866	31,720
Isuzu Motors, Ltd.	26,000	33,596
IT Holdings Corp. *	17	266
ITO EN, Ltd. (a)	1,094	16,150
Itochu Corp.	32,798	165,469
Itochu Techno-Science Corp.	552	13,486
Iyo Bank, Ltd.	5,000	62,235
J Front Retailing Company, Ltd.	9,000	37,242
JAFCO Company, Ltd.	647	16,535
Japan Airlines System Corp. *	16,047	37,852
Japan Petroleum Exploration Company, Ltd.	600	26,380
Japan Prime Realty Investment Corp., REIT	12	28,485
Japan Real Estate Investment Corp., REIT	8	71,465
Japan Retail Fund Investment Corp., REIT	8	34,555
Japan Tobacco, Inc.	95	314,672
JFE Holdings, Inc.	10,538	280,056
JGC Corp.	4,114	61,570
Joyo Bank, Ltd.	14,047	79,887
JS Group Corp.	5,084	78,562
JSR Corp.	3,667	41,255
Jupiter Telecommunications Company, Ltd.	100	104,084
Kajima Corp.	17,809	62,727
Kamigumi Company, Ltd.	4,466	39,679
Kaneka Corp.	5,171	33,031
Kansai Electric Power Company, Ltd.	16,222	469,886
Kansai Paint Company, Ltd.	3,762	19,328
Kao Corp.	10,638	323,133
Kawasaki Heavy Industries, Ltd.	30,037	60,633
Kawasaki Kisen Kaisha, Ltd.	10,933	51,276
KDDI Corp.	62	442,698
Keihin Electric Express Railway Company, Ltd.	8,933	78,888
Keio Electric Railway Company, Ltd.	12,285	73,920
Keisei Electric Railway Company, Ltd.	5,000	31,258
Keyence Corp.	752	154,545
Kikkoman Corp.	2,762	32,821
Kinden Corp.	3,409	30,833

International Equity Index Trust A (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Japan (continued)
Kintetsu Corp.	33,208	$152,775
Kirin Brewery Company, Ltd.	17,104	227,404
Kobe Steel Company, Ltd.	53,483	98,255
Komatsu, Ltd.	18,070	230,510
Komori Corp.	105	1,154
Konami Corp.	1,857	48,143
Konica Minolta Holdings, Inc.	9,609	74,766
Koyo Seiko Company, Ltd.	4,157	32,396
Kubota Corp.	24,218	175,348
Kuraray Company, Ltd.	5,700	44,659
Kurita Water Industries, Ltd.	2,181	58,960
Kyocera Corp.	3,462	250,641
Kyowa Hakko Kogyo Company, Ltd.	5,862	61,540
Kyushu Electric Power Company, Inc.	8,269	219,522
Lawson, Inc.	1,269	73,185
LeoPalace21 Corp.	2,498	25,311
Mabuchi Motor Company, Ltd.	482	19,981
Makita Corp.	2,457	54,973
Marubeni Corp.	32,798	125,569
Marui Company, Ltd.	3,836	22,412
Maruichi Steel Tube, Ltd.	400	11,160
Matsui Securities Company, Ltd.	3,300	27,573
Matsushita Electric Industrial Company, Ltd.	38,607	474,566
Matsushita Electric Works, Ltd.	7,819	69,722
Mazda Motor Corp.	19,000	32,226
Mediceo Holdings Company, Ltd.	2,910	35,002
Meiji Dairies Corp.	4,114	22,148
Minebea Company, Ltd.	7,523	26,034
Mitsubishi Chemical Holdings Corp., ADR	28,500	126,286
Mitsubishi Corp.	28,344	401,466
Mitsubishi Electric Corp.	39,027	244,572
Mitsubishi Estate Company, Ltd.	24,218	400,054
Mitsubishi Gas & Chemicals Company, Inc.	7,171	29,424
Mitsubishi Heavy Industries, Ltd.	69,063	308,660
Mitsubishi Logistics Corp.	2,057	26,079
Mitsubishi Materials Corp.	22,980	58,164
Mitsubishi Motors Corp. * (a)	72,000	98,620
Mitsubishi Rayon Company, Ltd.	9,990	30,258
Mitsubishi UFJ Financial Group, Inc.	217,600	1,367,647
Mitsubishi UFJ Lease & Finance Company, Ltd.	890	22,683
Mitsui & Company, Ltd.	36,389	374,092
Mitsui Chemicals, Inc.	12,990	48,272
Mitsui Engineering & Shipbuilding Company, Ltd.	15,638	26,343
Mitsui Fudosan Company, Ltd.	16,752	279,293
Mitsui Mining & Smelting Company, Ltd.	9,990	21,193
Mitsui O.S.K. Lines, Ltd.	22,513	139,137
Mitsui Sumitomo Insurance Group Holdings, Inc. *	8,022	255,109
Mitsui Trust Holdings, Inc.	17,990	88,452
Mitsumi Electric Company, Ltd.	1,699	29,751
Mizuho Financial Group, Inc.	199	565,718
Mizuho Trust & Banking Company, Ltd.	30,000	38,061
Murata Manufacturing Company, Ltd.	4,196	164,531
Namco Bandai Holdings, Inc.	4,067	44,576
NEC Corp.	36,617	123,881

The accompanying notes are an integral part of the financial statements.

19

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

International Equity Index Trust A (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Japan (continued)
NEC Electronics Corp. *	652	$6,174
NGK INSULATORS, Ltd.	5,171	58,596
NGK Spark Plug Company, Ltd.	3,762	30,224
NHK Spring Company, Ltd.	3,000	11,083
NICHIREI Corp.	466	2,234
Nidec Corp.	2,186	85,493
Nikon Corp.	6,819	81,845
Nintendo Company, Ltd.	2,092	799,461
Nippon Building Fund, Inc., REIT	11	120,909
Nippon Electric Glass Company, Ltd.	7,000	36,950
Nippon Express Company, Ltd.	16,809	70,852
Nippon Meat Packers, Inc.	3,762	57,265
Nippon Mining Holdings, Inc.	17,632	76,508
Nippon Oil Corp.	25,094	127,236
Nippon Paper Group, Inc.	17	67,137
Nippon Sheet Glass Company, Ltd.	13,171	43,606
Nippon Steel Corp.	107,536	353,394
Nippon Telegraph & Telephone Corp.	108	557,573
Nippon Yusen Kabushiki Kaisha	22,923	141,314
NIPPONKOA Insurance Company, Ltd.	13,000	101,137
Nishi-Nippon City Bank, Ltd.	12,000	34,903
Nissan Chemical Industries, Ltd.	2,762	26,773
Nissan Motor Company, Ltd.	45,290	162,937
Nissay Dowa General Insurance Company, Ltd. *	5,000	31,096
Nisshin Seifun Group, Inc.	3,114	41,124
Nisshin Steel Company	16,047	33,073
Nisshinbo Industries, Inc.	3,409	25,987
Nissin Food Products Company, Ltd.	1,716	59,800
Nitori Company, Ltd.	768	59,766
Nitto Denko Corp.	3,332	63,787
NOK Corp.	2,492	17,547
Nomura Holdings, Inc.	37,007	308,132
Nomura Real Estate Holdings, Inc.	1,300	25,936
Nomura Real Estate Office Fund, Inc. (a)	5	32,533
Nomura Research Institute, Ltd.	2,411	45,993
NSK, Ltd.	8,285	31,289
NTN Corp.	8,228	24,863
NTT Data Corp.	26	104,756
NTT DoCoMo, Inc.	327	643,639
NTT Urban Development Corp.	20	21,659
Obayashi Corp.	11,638	69,559
OBIC Company, Ltd.	120	19,597
Odakyu Electric Railway Company, Ltd.	11,695	102,974
Oji Paper Company, Ltd.	17,809	104,702
Okumura Corp.	114	577
Olympus Optical Company, Ltd.	4,466	89,403
Omron Corp.	4,161	55,907
Ono Pharmaceutical Company, Ltd.	1,900	98,922
Onward Kashiyama Company, Ltd.	2,409	19,201
Oracle Corp. - Japan (a)	852	36,903
Oriental Land Company, Ltd.	1,193	97,945
ORIX Corp.	1,866	106,550
Osaka Gas Company, Ltd.	40,845	188,877
Otsuka Corp.	300	13,664
Promise Company, Ltd.	769	19,506

International Equity Index Trust A (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Japan (continued)
Q.P. Corp.	87	$1,191
Rakuten, Inc. *	124	78,950
Resona Holdings, Inc. (a)	111	164,204
Ricoh Company, Ltd.	13,399	171,731
Rinnai Corp.	52	2,040
Rohm Company, Ltd.	2,027	102,337
SANKYO Company, Ltd.	993	50,095
Santen Pharmaceutical Company, Ltd.	1,300	39,283
Sanyo Electric Company, Ltd. * (a)	29,151	54,532
Sapporo Hokuyo Holdings, Inc.	6	23,100
Sapporo Holdings	5,466	34,621
SBI Holdings, Inc.	386	59,590
Secom Company, Ltd.	4,190	216,214
SEGA SAMMY HOLDINGS, Inc.	4,292	50,049
Seiko Epson Corp.	2,622	41,721
Sekisui Chemical Company, Ltd.	7,228	45,125
Sekisui House, Ltd.	9,638	85,031
Seven & I Holdings Company, Ltd.	17,981	618,035
Sharp Corp.	20,218	145,741
Shikoku Electric Power Company, Inc.	3,700	124,746
Shimadzu Corp.	5,000	31,474
Shimamura Company, Ltd.	376	29,029
Shimano, Inc.	1,369	53,893
Shimizu Corp.	10,695	62,784
Shin-Etsu Chemical Company, Ltd.	8,611	397,411
Shinko Electric Industries Company, Ltd.	1,200	9,799
Shinko Securities Company, Ltd.	11,000	24,135
Shinsei Bank, Ltd.	28,094	44,465
Shionogi & Company, Ltd.	6,523	168,457
Shiseido Company, Ltd.	6,523	134,145
Shizuoka Bank, Ltd.	13,342	155,045
Showa Denko K.K.	23,161	33,546
Showa Shell Sekiyu K.K.	3,555	35,230
SMC Corp.	1,164	119,912
SOFTBANK Corp.	15,388	279,464
Sojitz Holdings Corp.	27,391	45,776
Sompo Japan Insurance, Inc.	17,104	126,650
Sony Corp. *	20,942	458,041
Sony Financial Holdings, Inc.	15	57,247
Square Enix Company, Ltd.	1,000	32,267
Stanley Electric Corp.	2,908	30,705
Sumco Corp.	2,300	29,220
Sumitomo Bakelite Company, Ltd.	762	3,076
Sumitomo Chemical Company, Ltd.	31,446	107,798
Sumitomo Corp.	24,166	214,335
Sumitomo Electric Industries, Ltd.	15,199	117,659
Sumitomo Heavy Industries, Ltd.	11,990	47,964
Sumitomo Metal Industries, Ltd.	82,577	203,975
Sumitomo Metal Mining Company, Ltd.	11,285	120,722
Sumitomo Mitsui Financial Group, Inc.	137	568,252
Sumitomo Realty & Development Company, Ltd.	7,876	118,393
Sumitomo Rubber Industries, Inc.	3,100	26,983
Sumitomo Titanium Corp.	300	7,561
Sumitomo Trust & Banking Company, Ltd.	27,446	162,240
Suruga Bank, Ltd.	4,114	40,871

The accompanying notes are an integral part of the financial statements.

20

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

International Equity Index Trust A (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Japan (continued)
Suzuken Company, Ltd.	1,123	$33,479
Suzuki Motor Corp.	7,100	99,234
T&D Holdings, Inc.	3,891	164,690
TAIHEIYO CEMENT Corp.	18,809	36,260
Taisei Corp.	20,866	57,517
Taisho Pharmaceuticals Company, Ltd.	2,762	58,836
Taiyo Nippon Sanso Corp.	5,819	44,916
Takashimaya Company, Ltd.	5,819	44,224
Takeda Pharmaceutical Company, Ltd.	17,249	899,057
Takefuji Corp.	2,056	16,868
Tanabe Seiyaku Company, Ltd.	4,000	60,375
TDK Corp.	2,268	83,795
Teijin, Ltd.	18,104	51,425
Terumo Corp.	3,403	159,415
The 77th Bank, Ltd.	6,523	35,506
The Bank of Yokohama, Ltd.	23,684	139,707
The Hachijuni Bank, Ltd.	9,000	51,754
The Hiroshima Bank, Ltd.	9,000	39,385
The Japan Steel Works, Ltd.	7,000	98,006
The Tokyo Electric Power Company, Ltd.	25,667	856,809
THK Company, Ltd.	2,781	29,267
Tobu Railway Company, Ltd.	16,752	100,086
Toho Company, Ltd.	1,933	41,595
Toho Gas Company, Ltd.	10,000	65,986
Tohoku Electric Power Company, Inc.	9,280	251,035
Tokio Marine Holdings, Inc.	14,300	423,701
Tokuyama Corp.	4,000	33,914
Tokyo Broadcasting Company, Ltd.	852	12,999
Tokyo Electron, Ltd.	3,432	120,819
Tokyo Gas Company, Ltd.	49,835	252,607
Tokyo Steel Manufacturing Company, Ltd.	1,800	18,886
Tokyo Tatemono Company, Ltd.	6,000	27,497
Tokyu Corp.	21,866	110,245
Tokyu Land Corp.	9,171	35,153
TonenGeneral Sekiyu K.K.	6,171	61,834
Toppan Printing Company, Ltd.	10,990	84,901
Toray Industries, Inc.	26,389	134,298
Toshiba Corp.	65,711	270,387
Tosoh Corp.	9,228	22,776
Toto, Ltd. (a)	5,171	32,678
Toyo Seikan Kaisha, Ltd.	3,209	55,624
Toyo Suisan Kaisha, Ltd.	1,705	49,132
Toyobo Company, Ltd.	933	1,421
Toyoda Gosei Company, Ltd.	1,134	13,353
Toyota Boshoku Corp.	1,500	12,222
Toyota Industries Corp.	3,590	77,332
Toyota Motor Corp.	57,947	1,915,631
Toyota Tsusho Corp.	4,400	47,370
Trend Micro, Inc. *	2,233	78,430
Tsumura & Company, Ltd.	1,400	51,965
Ube Industries, Ltd.	21,037	59,096
UNI Charm Corp.	858	64,549
UNY Company, Ltd.	3,762	41,631
Ushio, Inc.	1,957	25,857
USS Company, Ltd.	393	20,854
Wacoal Corp.	57	738

International Equity Index Trust A (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Japan (continued)
West Japan Railway Company, Ltd.	34	$154,919
Yahoo Japan Corp.	303	124,325
Yakult Honsha Company, Ltd.	1,957	41,874
Yamada Denki Company, Ltd.	1,726	120,650
Yamaguchi Financial Group, Inc.	4,000	44,986
Yamaha Corp.	3,426	31,852
Yamaha Motor Company, Ltd.	3,591	37,786
Yamato Kogyo Company, Ltd.	600	16,238
Yamato Transport Company, Ltd.	7,580	99,122
Yamazaki Baking Company, Ltd.	3,409	52,443
YASKAWA Electric Corp.	5,000	20,195
Yokogawa Electric Corp.	3,814	25,099

		40,988,442

Luxembourg - 0.29%
ArcelorMittal	18,514	448,768
Millicom International Cellular SA, ADR *	1,411	66,670
Reinet Investments SCA (Depository Receipt) *	5,892	6,182
Reinet Investments SCA *	1,493	14,527
SES, ADR	6,074	117,717

		653,864

Malaysia - 0.54%
AirAsia BHD *	13,200	3,310
AMMB Holdings BHD	50,062	35,903
Asiatic Development BHD	10,500	10,795
Berjaya Sports Toto BHD	15,600	21,606
British American Tobacco Malaysia BHD	3,700	47,635
Bursa Malaysia BHD	6,000	8,968
Commerce Asset Holdings	57,000	96,567
Digi.Com BHD	7,400	46,689
Gamuda BHD	28,800	15,820
Genting BHD	50,800	54,617
Hong Leong Bank BHD	9,200	13,528
Hong Leong Credit BHD	3,400	3,915
IGB Corp. BHD	15,700	6,290
IJM Corp. BHD *	21,500	17,483
IOI Corp. BHD	74,550	77,310
IOI Properties BHD *	1,400	813
KLCC Property Holdings BHD	6,800	5,509
KNM Group BHD	76,950	9,090
Kuala Lumpur Kepong BHD	12,400	32,038
Lafarge Malayan Cement BHD	5,670	6,480
Malayan Bank BHD	56,250	83,194
Malaysian Airline System BHD	5,600	4,968
Malaysian Plantations BHD	12,700	6,700
MISC BHD	26,600	64,663
MMC Corp. BHD	13,000	3,926
Multi-Purpose Holdings BHD	4,700	1,472
Parkson Holdings BHD	12,600	14,580
Petronas Dagangan BHD	4,000	8,337
Petronas Gas BHD	9,300	26,388
PLUS Expressways BHD	28,700	24,762
PPB Group BHD	14,500	39,088
Public Bank BHD	26,000	65,921
Resorts World BHD	74,700	49,003
RHB Capital BHD	16,900	19,080

The accompanying notes are an integral part of the financial statements.

21

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

International Equity Index Trust A (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Malaysia (continued)
Sime Darby BHD	53,546	$80,848
SP Setia BHD	14,100	12,692
Tanjong PLC	4,300	16,579
Telekom Malaysia, BHD	19,600	17,503
Tenaga Nasional BHD	31,900	57,856
TM International BHD *	19,600	20,600
UEM Land Holdings BHD *	16,500	2,551
UMW Holdings BHD	18,100	27,002
YTL Corp. BHD	15,900	32,487
YTL Power International BHD	57,137	31,433

		1,225,999

Mexico - 0.87%
Alfa SA de CV	6,702	14,277
America Movil SA de CV	376,719	578,061
Banco Compartamos SA de CV, ADR	4,600	8,304
Carso Global Telecom SAB de CV *	16,400	63,831
Cemex SA de CV *	149,370	135,256
Coca-Cola Femsa SA de CV	5,853	25,523
Desarrolladora Homex SA de CV *	2,800	10,534
Empresas ICA Sociedad Controladora SA de CV *	11,400	18,810
Fomento Economico Mexicano SA de CV	44,355	132,599
Grupo Aeroportuario del Pacifico SA de CV, B Shares	9,100	20,653
Grupo Bimbo SA de CV	6,258	26,345
Grupo Carso SA de CV	11,588	30,542
Grupo Elektra SA de CV	1,900	80,947
Grupo Financiero Banorte SA de CV	27,375	49,419
Grupo Financiero Inbursa SA de CV	23,678	55,568
Grupo Mexico SA	68,870	44,261
Grupo Modelo SA	10,217	32,462
Grupo Televisa SA	53,683	158,547
Industrias Penoles SA de CV	2,598	31,892
Kimberly-Clark de Mexico SA de CV	10,200	33,881
Mexichem SAB de CV	19,800	17,815
Telefonos de Mexico SA de CV	131,466	136,227
Telmex Internacional SAB de CV	131,466	73,952
Urbi Desarrollos Urbanos SA de CV *	13,300	18,151
Wal-Mart de Mexico SA de CV, Series V	63,979	170,937

		1,968,794

Netherlands - 1.80%
Aegon NV	27,070	170,883
Akzo Nobel NV	5,306	218,861
ASML Holding NV	9,268	167,076
Corio NV	751	34,582
DSM NV	2,585	66,334
Fugro NV	1,001	28,772
Heineken Holding NV	2,216	63,299
Heineken NV	4,751	145,460
ING Groep NV	41,395	455,591
Koninklijke (Royal) KPN NV	37,508	545,308
Koninklijke (Royal) Philips Electronics NV	20,525	406,943
Koninklijke Ahold NV	24,509	302,022
Koninklijke Boskalis Westinster NV	1,383	32,266
Randstad Holdings NV	1,985	40,509
Reed Elsevier NV	12,106	143,933

International Equity Index Trust A (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Netherlands (continued)
SBM Offshore NV	2,797	$36,746
SNS Reaal	2,627	14,439
STMicroelectronics NV	13,354	89,561
TNT Post Group NV	7,795	151,421
Unilever NV (a)	34,213	829,254
Wolters Kluwer NV	5,637	106,881

		4,050,141

New Zealand - 0.06%
Auckland International Airport, Ltd.	18,756	17,796
Contact Energy, Ltd.	5,539	23,811
Fletcher Building, Ltd.	10,123	34,108
Sky City Entertainment Group, Ltd.	9,088	16,627
Telecom Corp. of New Zealand, Ltd.	38,842	52,205

		144,547

Norway - 0.42%
Aker Kvaerner ASA	3,351	22,162
Den Norske Bank ASA	15,199	60,304
Lighthouse Caledonia ASA *	452	52
Norsk Hydro ASA	14,691	59,857
Orkla ASA	16,961	112,853
Renewable Energy Corp. ASA *	3,597	34,455
Statoil ASA	27,308	456,720
Telenor ASA	17,209	116,099
Yara International ASA	4,091	89,989

		952,491

Peru - 0.10%
Cia de Minas Buenaventura SA	3,946	79,813
Credicorp SA	1,069	53,653
Credicorp, Ltd., ADR	76	3,797
Southern Peru Copper Corp.	5,853	95,345

		232,608

Philippines - 0.08%
Ayala Corp.	3,369	15,226
Ayala Land, Inc.	117,600	16,359
Banco De Oro	8,500	4,391
Bank of the Philippine Islands	29,472	24,621
Filinvest Land, Inc.	112,500	957
Globe Telecommunications, Inc.	600	9,783
International Container Terminal Services, Inc.	19,722	5,439
Jollibee Foods Corp.	8,000	7,140
Manila Electric Company	4,840	6,056
Metropolitan Bank & Trust Company	12,400	6,217
Philippine Long Distance Telephone Company	1,250	57,128
PNOC Energy Development Corp.	125,199	5,219
SM Investments Corp.	3,138	12,924
SM Prime Holdings, Ltd.	98,916	16,025

		187,485

Poland - 0.29%
Bank Handlowy w Warszawie SA *	1,163	18,921
Bank Millennium SA	6,188	6,065
Bank Pekao SA	2,977	127,706
Bank Zachodni WBK SA	469	17,693
Bioton SA *	22,883	1,553
Boryszew SA *	430	306

The accompanying notes are an integral part of the financial statements.

22

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

International Equity Index Trust A (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Poland (continued)
BRE Bank SA *	190	$12,795
Cersanit-Krasnystaw SA *	1,513	7,061
Computerland SA *	64	550
Cyfrowy Polsat SA *	3,617	16,521
Debica SA	118	1,513
Getin Holding SA *	3,666	6,210
Globe Trade Centre SA *	2,583	13,317
Grupa Lotos SA *	517	2,094
ING Bank Slaski SA *	121	17,630
KGHM Polska Miedz SA	2,559	24,417
Orbis SA	558	6,149
PBG SA *	188	12,480
Polimex Mostostal SA	9,197	9,505
Polish Oil & Gas Company	25,256	30,763
Polski Koncern Naftowy Orlen SA	6,838	59,573
Powszechna Kasa Oszczednosci Bank Polski SA	10,649	128,596
Softbank SA	805	12,916
Telekomunikacja Polska SA	14,928	96,956
TVN SA	3,361	15,311

		646,601

Portugal - 0.26%
Banco Comercial dos Acores SA * (a)	47,173	53,853
Banco Espirito Santo SA	4,938	45,992
Brisa Auto Estrada, SA (a)	6,589	49,388
Cimpor-Cimentos De Portugal SA (a)	4,621	22,438
EDP Renovaveis SA *	5,403	37,790
Electricidade de Portugal SA	39,122	147,176
Galp Energia SGPS SA	4,535	45,532
Jeronimo Martins, SGPS SA	5,521	30,664
Portugal Telecom, SGPS, SA	15,439	132,125
PT Multimedia.com, SGPS, SA (a)	5,175	26,846

		591,804

Russia - 0.92%
Comstar United Telesystems, GDR *	4,472	17,664
Federal Grid Company Unified Energy System JSC *	1,087	208,869
Gazprom OAO, SADR (US)	51,541	734,459
JSC MMC Norilsk Nickel, ADR	17,127	108,928
Lukoil Oil Company, ADR	10,185	321,846
Mechel Steel Group, ADR (a)	3,439	13,756
Mobile Telesystems, SADR	4,423	118,006
NovaTek OAO, ADR	1,671	32,224
Novolipetsk Steel, ADR	1,822	18,584
Polyus Gold Company ZAO, SADR	3,254	34,167
Rostelecom, ADR	1,268	70,349
Sberbank, GDR - EUR	209	29,821
Sberbank, GDR	1,600	80,000
Severstal, ADR	4,250	11,645
Sibirtelecom, ADR	1,436	2,872
Sistema JSFC, Reg. S, Spons. GDR	2,267	12,571
Surgutneftegaz, ADR (a)	15,310	78,081
Tatneft, ADR	1,397	48,895
UralsvyAzinform, ADR	1,226	2,378
Vimpel-Communications, SADR	10,479	75,030
VolgaTelecom, ADR	636	687

International Equity Index Trust A (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Russia (continued)
VTB Bank OJSC, GDR	18,195	$39,814
Wimm-Bill-Dann Foods OJSC, ADR *	426	11,208

		2,071,854

Singapore - 0.76%
Ascendas, REIT *	21,469	20,654
Capitaland, Ltd.	38,275	83,513
CapitaMall Trust *	28,658	31,890
Chartered Semiconductor Manufacturing, Ltd. *	570	72
City Developments, Ltd.	10,285	46,015
ComfortDelGro Corp., Ltd.	37,731	38,221
Cosco Corp. Singapore, Ltd.	16,000	10,696
DBS Group Holdings, Ltd.	23,684	139,508
Fraser and Neave, Ltd.	22,900	47,348
Genting International PLC *	86,000	26,992
Golden Agri-Resources, Ltd.	100,000	16,479
Jardine Cycle and Carriage, Ltd.	3,623	24,095
Keppel Corp., Ltd.	26,980	81,914
Neptune Orient Lines, Ltd.	8,638	6,788
Olam International, Ltd.	30,300	24,426
Oversea-Chinese Banking Corp., Ltd.	51,752	179,946
Parkway Holdings, Ltd.	17,935	15,543
SembCorp Industries, Ltd.	25,604	41,768
SembCorp Marine, Ltd.	17,293	20,382
Singapore Airlines, Ltd.	11,260	88,559
Singapore Exchange, Ltd.	19,399	69,103
Singapore Press Holdings, Ltd.	31,441	68,174
Singapore Technologies Engineering, Ltd.	27,798	46,034
Singapore Telecommunications, Ltd.	165,410	294,769
Suntec Real Estate Investment Trust *	809	402
United Overseas Bank, Ltd.	25,037	226,260
United Overseas Land, Ltd.	10,531	16,391
Wilmar International, Ltd.	20,000	39,187

		1,705,129

South Africa - 1.43%
ABSA Group, Ltd.	6,936	81,611
Adcock Ingram Holdings, Ltd. *	3,408	14,377
African Bank Investments, Ltd.	12,411	34,577
African Rainbow Minerals, Ltd.	2,722	32,938
Anglo Platinum, Ltd.	1,464	82,673
AngloGold Ashanti, Ltd.	5,986	166,023
Aspen Pharmacare Holdings, Ltd. *	7,870	28,722
Aveng, Ltd.	7,164	23,905
Barloworld, Ltd.	4,271	19,435
Bidvest Group, Ltd. *	6,303	71,775
British American Tobacco PLC *	3,756	99,643
FirstRand, Ltd.	58,511	102,922
Foschini, Ltd.	3,862	20,099
Gold Fields, Ltd.	12,849	128,094
Growthpoint Properties, Ltd.	30,455	49,600
Harmony Gold Mining Company, Ltd. *	7,164	77,552
Hulamin, Ltd.	73	105
Impala Platinum Holdings, Ltd.	11,348	167,238
Imperial Holdings, Ltd.	3,712	24,137
Investec, Ltd.	3,548	16,202
Kumba Iron Ore, Ltd.	1,637	28,862

The accompanying notes are an integral part of the financial statements.

23

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

International Equity Index Trust A (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

South Africa (continued)
Kumba Resources, Ltd.	3,584	$28,020
Liberty Holdings, Ltd.	2,285	15,408
Massmart Holdings, Ltd.	4,162	38,163
Mittal Steel South Africa, Ltd.	4,327	41,725
MTN Group, Ltd.	32,924	388,179
Murray & Roberts Holdings, Ltd.	7,400	38,693
Naspers, Ltd.	8,252	149,281
Nedbank Group, Ltd.	4,305	44,529
Network Healthcare Holdings, Ltd. *	23,875	21,692
Northam Platinum, Ltd.	3,801	8,548
Pick’n Pay Stores, Ltd.	7,690	29,938
Pretoria Portland Cement Company, Ltd.	10,237	34,764
Remgro, Ltd.	9,250	76,510
Reunert, Ltd.	3,548	19,562
RMB Holdings, Ltd.	17,584	49,056
Sanlam, Ltd.	46,616	85,690
Sappi, Ltd.	5,108	20,684
Sasol, Ltd.	12,431	378,048
Shoprite Holdings, Ltd.	9,221	53,035
Standard Bank Group, Ltd.	24,182	218,184
Steinhoff International Holdings, Ltd. *	20,743	28,160
Telkom SA, Ltd.	6,099	75,733
Tiger Brands, Ltd.	3,408	52,756
Truworths International, Ltd.	9,550	35,333
Woolworths Holdings, Ltd.	15,999	22,069

		3,224,250

South Korea - 2.29%
Amorepacific Corp. *	80	41,836
Asiana Airlines *	566	1,590
Cheil Industries, Inc. *	1,160	37,694
CJ CheilJedang Corp. *	195	28,283
Daegu Bank *	2,740	14,906
Daelim Industrial Company, Ltd. *	580	21,209
Daewoo Engineering & Construction Company, Ltd. *	4,411	31,902
Daewoo International Corp. *	1,050	19,504
Daewoo Securities Company, Ltd.	2,380	24,936
Daewoo Shipbuilding & Marine Engineering Company, Ltd. *	2,010	25,338
DC Chemical Company, Ltd. *	270	48,439
Dongbu Insurance Company, Ltd.	800	9,511
Dongkuk Steel Mill Company, Ltd. *	760	16,766
Doosan Corp. *	260	20,470
Doosan Heavy Industries and Construction Company, Ltd. *	670	34,528
Doosan Infracore Company, Ltd. *	1,610	19,218
GS Engineering & Construction Corp. *	750	35,574
GS Holdings Corp. *	1,340	29,326
Hana Financial Group, Inc.	2,890	46,037
Hanjin Heavy Industries & Construction Company, Ltd. *	663	15,561
Hanjin Shipping Company, Ltd. *	1,520	22,513
Hankook Tire Company, Ltd. *	2,050	25,317
Hanwha Chem Corp. *	1,452	7,102
Hanwha Corp. *	970	15,223
Hite Holdings Company, Ltd. *	206	2,742

International Equity Index Trust A (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

South Korea (continued)
Hite Holdings Company, Ltd. *	156	$20,712
Honam Petrochemical Corp. *	270	11,336
Hynix Semiconductor, Inc. *	6,980	38,256
Hyosung Corp. *	460	14,374
Hyundai Department Store Company, Ltd. *	320	16,376
Hyundai Development Company *	1,320	34,948
Hyundai Engineering & Construction Company, Ltd. *	1,170	54,328
Hyundai Heavy Industries *	870	142,238
Hyundai Mipo Dockyard *	300	33,183
Hyundai Mobis *	1,140	58,143
Hyundai Motor Company, Ltd.	3,190	102,071
Hyundai Securities Company, Ltd.	2,994	23,706
Hyundai Steel Company *	1,080	33,307
Industrial Bank of Korea *	4,450	27,930
Kangwon Land, Inc. *	2,790	30,853
KB Financial Group, Inc. *	7,070	189,162
KCC Corp.	140	32,699
Kia Motors Corp. *	3,770	20,045
Korea Electric Power Corp., ADR *	744	8,638
Korea Electric Power Corp. *	4,950	115,406
Korea Exchange Bank *	5,560	28,630
Korea Express Company, Ltd. *	300	21,348
Korea Gas Corp. *	630	29,180
Korea Investment Holdings Company, Ltd.	860	16,761
Korea Line Corp. *	180	9,758
Korea Zinc Company, Ltd. *	260	15,507
Korean Air Lines Company, Ltd. *	717	22,100
Korean Reinsurance Company, Ltd.	24	209
KT Corp., SADR *	266	3,902
KT Corp. *	2,650	79,044
KT Freetel Company, Ltd. *	1,520	38,085
KT&G Corp. *	2,390	151,176
Kumho Industrial Company, Ltd. *	700	7,413
LG Chem, Ltd. *	1,109	63,839
LG Corp. *	1,910	66,331
LG Dacom Corp. *	700	11,233
LG Display Company, Ltd., ADR *	57	472
LG Display Company, Ltd. *	3,600	60,000
LG Electronics, Inc.	2,110	128,125
LG Household & Health Care, Ltd. *	240	36,575
LG Telecom, Ltd. *	3,956	31,486
Lotte Confectionery Company, Ltd. *	20	20,891
Lotte Shopping Company, Ltd. *	250	42,445
LS Cable, Ltd. *	370	22,965
Mirae Asset Securities Company, Ltd.	440	26,330
NHN Corp. *	804	84,994
POSCO	1,270	385,663
Pusan Bank *	2,410	11,431
S1 Corp. *	510	22,045
Samsung Card Company, Ltd. *	1,100	32,721
Samsung Corp. *	2,720	87,905
Samsung Electro-Mechanics Company, Ltd. *	1,260	33,927
Samsung Electronics Company, Ltd.	2,340	853,141
Samsung Engineering Company, Ltd. *	630	22,398
Samsung Fire & Marine Insurance Company, Ltd.	820	124,607

The accompanying notes are an integral part of the financial statements.

24

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

International Equity Index Trust A (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

South Korea (continued)
Samsung Heavy Industries Company, Ltd. *	3,520	$65,362
Samsung SDI Company, Ltd. *	680	30,237
Samsung Securities Company, Ltd.	1,150	58,020
Samsung Techwin Company, Ltd. *	1,140	26,415
Shinhan Financial Group Company, Ltd., SADR *	175	8,253
Shinhan Financial Group Company, Ltd. *	6,960	165,609
Shinsegae Company, Ltd. *	290	112,668
SK Corp. *	762	58,577
SK Energy Company, Ltd. *	1,337	82,225
SK Networks Company, Ltd. *	2,070	14,148
SK Telecom Company, Ltd., ADR	657	11,944
SK Telecom Company, Ltd.	800	132,973
S-Oil Corp.	1,110	54,858
STX Pan Ocean Company, Ltd. *	2,540	19,663
STX Shipbuilding Company, Ltd. *	910	9,426
Taihan Electric Wire Company, Ltd. *	400	5,799
Tong Yang Investment Bank	7	35
Woongjin Coway Company, Ltd. *	990	21,230
Woori Finance Holdings Company, Ltd. *	5,630	29,278
Woori Investment & Securities Company, Ltd.	1,740	17,836
Yuhan Corp. *	220	38,626

		5,159,055

Spain - 3.23%
Abertis Infraestructuras SA	5,088	91,189
Acciona SA	525	66,755
Acerinox SA	2,737	44,489
ACS Actividades SA	3,738	173,579
Banco Bilbao Vizcaya Argentaria SA	73,868	915,252
Banco de Sabadell SA	18,449	126,299
Banco de Valencia SA	4,852	51,906
Banco Popular Espanol SA	15,363	133,252
Banco Santander Central Hispano SA	157,111	1,517,801
Bankinter SA, ADR	5,302	47,957
Cintra Concesiones de Infraestructuras de Transporte SA	4,138	31,401
Corporacion Mapfre SA	16,155	55,096
Criteria Caixacorp SA	18,906	75,423
Enagas	3,988	88,060
Fomento de Construcciones SA	777	25,839
Gamesa Corporacion Tecnologica SA	3,163	57,672
Gas Natural SDG SA	2,082	56,650
Gestevision Telecinco SA	1,724	18,571
Grifols SA	2,569	45,013
Grupo Ferrovial SA	1,077	30,043
Iberdrola Renovables SA *	15,068	65,691
Iberdrola SA	72,751	678,163
Iberia Lineas Aereas de Espana SA	7,171	20,225
Indra Sistemas SA	1,851	42,486
Industria de Diseno Textil SA	4,124	183,645
Red Electrica De Espana	1,965	100,169
Repsol YPF SA	14,548	310,603
Sacyr Vallehermoso SA	1,442	13,073
Telefonica SA	87,501	1,975,044
Union Fenosa SA	7,722	193,478

International Equity Index Trust A (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Spain (continued)
Zardoya Otis SA	2,133	$38,338

		7,273,162

Sweden - 1.43%
Alfa Laval AB	7,668	68,457
Assa Abloy AB, Series B	6,301	73,275
Atlas Copco AB, Series A, ADR	13,021	114,565
Atlas Copco AB, Series B, ADR	7,502	58,738
Electrolux AB, Series B	4,999	43,742
Ericsson (LM), Series B	61,750	481,395
Getinge AB, Series B	3,331	40,420
Getinge AB *	370	4,269
Hennes & Mauritz AB, B shares	10,918	434,264
Holmen AB, Series B	829	20,745
Husqvarna AB, B Shares	4,408	23,716
Investor AB, B shares	9,200	140,327
Loomis AB *	1,220	7,560
Lundin Petroleum AB, Series A *	3,414	18,322
Modern Times Group AB, Series B	1,026	22,462
Nordea Bank AB	43,698	311,465
Sandvik AB	22,381	143,760
Scania AB, Series B	6,648	67,646
Securitas AB, Series B	6,101	51,364
Skandinaviska Enskilda Banken AB, Series A	9,333	75,338
Skanska AB, Series B	7,341	75,294
SKF AB, B Shares	7,148	72,739
SSAB Svenskt Stal AB, Series A	3,427	30,391
SSAB Svenskt Stal AB, Series B	1,557	12,982
Svenska Cellulosa AB, ADR	10,924	94,847
Svenska Handelsbanken AB, Series A	8,961	148,181
Swedbank AB, A shares	6,700	39,575
Swedish Match AB	4,847	69,975
Tele2 AB, Series B	6,023	54,505
Teliasonera AB	48,557	244,534
Volvo AB, Series A	10,507	60,603
Volvo AB, Series B	21,180	120,531

		3,225,987

Switzerland - 6.39%
ABB, Ltd. *	46,340	706,691
Actelion, Ltd. *	2,233	126,324
Adecco SA	2,791	95,547
Aryzta AG *	1,884	60,537
Baloise Holding AG	1,151	86,922
BKW FMB Energie AG	382	36,890
Compagnie Financiere Richemont SA	11,364	216,528
Credit Suisse Group AG	22,632	634,252
EFG International, ADR	1,606	28,699
Geberit AG, ADR	909	98,309
Givaudan AG	143	112,998
Holcim, Ltd.	4,523	261,792
Julius Baer Holding AG	4,653	180,338
Kuehne & Nagel International AG	1,240	80,313
Lindt & Spruengli AG-PC	21	39,293
Lindt & Spruengli AG-REG	3	64,538
Logitech International SA *	3,932	61,707
Lonza Group AG	1,102	102,168

The accompanying notes are an integral part of the financial statements.

25

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

International Equity Index Trust A (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Switzerland (continued)
Nestle SA	80,979	$3,206,615
Nobel Biocare Holding AG, Series BR	2,759	56,973
Novartis AG	50,766	2,542,433
Pargesa Holding SA, ADR	656	43,842
Phonak Holding AG	1,095	66,551
Roche Holdings AG - Genusschein	14,990	2,320,708
Schindler Holding AG	1,198	54,964
Societe Generale de Surveillance Holdings AG	106	110,861
Straumann Holding AG	191	33,858
Sulzer AG	726	41,896
Swatch Group AG, BR shares	675	95,200
Swatch Group AG	1,299	35,798
Swiss Life Holding *	849	58,872
Swiss Re	7,463	365,430
Swisscom AG	521	169,004
Syngenta AG	2,186	424,664
Synthes AG	1,307	165,735
UBS AG - CHF *	62,711	912,404
Unaxis Holding AG *	247	16,518
Zurich Financial Services AG	3,065	669,644

		14,385,816

Taiwan - 1.64%
Acer Sertek, Inc.	45,329	59,298
Advanced Semiconductor Engineering, Inc.	79,555	28,768
Advantech Company, Ltd.	6,509	9,486
Asia Cement Corp.	33,920	29,620
Asia Optical Company, Inc.	59	70
Asustek Computer, Inc.	68,109	76,860
AU Optronics Corp.	126,366	95,796
BenQ Corp.	25,272	5,052
Catcher Technology Company, Ltd.	7,440	12,428
Cathay Financial Holdings Company, Ltd.	111,300	125,397
Chang Hwa Commercial Bank, Ltd.	77,000	30,307
Cheng Shin Rubber Industry Company, Ltd.	8,996	7,782
Cheng Uei Precision Industry Company, Ltd.	6,615	7,309
Chi Mei Optoelectronics Corp.	87,192	28,852
China Airlines, Ltd. *	18,537	4,336
China Development Financial Holdings Corp.	177,366	39,584
China Motor Company, Ltd.	40	11
China Steel Corp.	205,774	145,651
Chinatrust Finance Holding Company, Ltd.	153,421	65,663
Chunghwa Picture Tubes, Ltd.	123,000	12,610
Chunghwa Telecom Company, Ltd. *	121,459	195,646
CMC Magnetics Corp. *	52,000	8,254
Compal Communications, Inc.	3,307	1,797
Compal Electronics, Inc.	64,616	34,163
Delta Electronics, Inc.	29,937	58,269
D-Link Corp.	820	579
E.Sun Financial Holding Company, Ltd.	55,120	14,808
Epistar Corp.	7,828	7,114
Eternal Chemical Company, Ltd.	11,088	5,475
EVA Airways Corp. *	19,000	4,381
Evergreen Marine Corp.	22,000	10,408
Everlight Electronics Company, Ltd.	4,079	5,410
Far Eastern Department Stores Company, Ltd.	13,650	7,789
Far Eastern Textile, Ltd.	53,580	34,488

International Equity Index Trust A (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Taiwan (continued)
Far EasTone Telecommunications Company, Ltd.	37,927	$43,220
Firich Enterprises Company, Ltd.	352	702
First Financial Holding Company, Ltd.	85,675	45,766
Formosa Chemicals & Fibre Corp.	56,000	68,627
Formosa Petrochemical Corp.	24,000	49,810
Formosa Plastic Corp.	81,000	108,055
Formosa Taffeta Company, Ltd.	16,000	8,336
Foxconn Technology Company, Ltd.	8,855	20,970
Fubon Group Company, Ltd.	69,000	50,639
Fuhwa Financial Holdings Company, Ltd.	165,060	75,153
HannStar Display Corp.	85,449	11,228
High Tech Computer Corp.	11,830	118,748
Hon Hai Precision Industry Company, Ltd.	114,788	226,334
Hua Nan Financial Holdings Company, Ltd.	49,380	27,999
InnoLux Display Corp.	31,364	23,355
Inotera Memories, Inc. *	300	74
Inventec Appliances Corp.	465	309
Inventec Company, Ltd.	28,665	8,122
KGI Securities Company, Ltd.	44,000	14,338
Kinsus Interconnect Technology Corp.	4,422	4,184
Largan Precision Company, Ltd.	1,080	6,738
Lite-On Technology Corp.	36,123	23,771
Macronix International Company, Ltd.	53,441	14,205
MediaTek, Inc.	19,907	134,641
Mega Financial Holding Company, Ltd.	151,000	53,258
Mitac International	7,319	2,641
Mosel Vitelic, Inc. *	510	114
Motech Industries, Inc.	2,909	6,905
Nan Ya Plastics Corp.	100,000	108,225
Nan Ya Printed Circuit Board Corp.	3,079	6,522
Nanya Technology Corp. *	54,168	10,047
Novatek Microelectronics Corp., Ltd.	8,236	7,866
Pan-International Industrial Company, Ltd.	250	177
Polaris Securities Company, Ltd.	36,150	12,887
Pou Chen Corp.	41,508	18,653
Powerchip Semiconductor Corp. *	140,613	16,867
Powertech Technology, Inc.	8,855	14,857
President Chain Store Corp.	9,000	21,615
ProMOS Technologies, Inc. *	109,000	8,108
Quanta Computer, Inc.	39,840	42,268
Realtek Semiconductor Corp.	8,032	7,799
Richtek Technology Corp.	1,100	4,418
Shin Kong Financial Holding Company, Ltd.	72,986	20,005
Siliconware Precision Industries Company	52,426	45,651
Sino-American Silicon Products, Inc.	3,261	6,746
SinoPac Holdings Company, Ltd.	92,000	20,319
Synnex Technology International Corp.	16,170	16,863
Taishin Financial Holdings Company, Ltd.	40,000	7,102
Taiwan Cellular Corp.	31,242	46,489
Taiwan Cement Corp.	46,005	38,020
Taiwan Cooperative Bank	83,600	42,591
Taiwan Fertilizer Company, Ltd.	12,000	19,224
Taiwan Glass Industrial Corp.	17,236	9,867
Taiwan Secom Company, Ltd.	4,000	5,818
Taiwan Semiconductor Manufacturing Company, Ltd.	439,136	599,192

The accompanying notes are an integral part of the financial statements.

26

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

International Equity Index Trust A (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Taiwan (continued)
Tatung Company, Ltd. *	73,000	$13,665
Teco Electric & Machinery Company, Ltd.	32,000	9,919
Transcend Information, Inc.	4,198	7,805
Tripod Technology Corp.	7,250	7,156
Tung Ho Steel Enterprise Corp.	12,000	7,803
U-Ming Marine Transport Corp.	9,000	10,865
Unimicron Technology Corp.	15,453	6,454
Uni-President Enterprises Corp.	68,439	60,591
United Microelectronics Corp.	254,259	57,544
Vanguard International Semiconductor Corp.	17,254	3,936
Wafer Works Corp.	90	122
Walsin Lihwa Corp.	25,000	4,891
Wan Hai Lines, Ltd.	5,200	2,260
Wistron Corp.	21,127	16,144
Ya Hsin Industrial Company, Ltd. * (k)	14,000	0
Yang Ming Marine Transport Corp.	25,500	7,907
Yulon Motor Company, Ltd.	14,419	6,238
Zinwell Corp.	723	807

		3,704,006

Thailand - 0.23%
Advanced Info Service PCL	16,300	37,259
Airports of Thailand PLC	8,000	4,163
Bangkok Bank PCL, Foreign Shares	19,400	39,296
Bangkok Bank PCL	11,000	22,101
Bangkok Expressway PCL	4,000	1,990
Bank of Ayudhya PCL - Foreign Shares	69,800	18,779
Banpu PCL	2,700	18,240
BEC World PCL	13,900	7,913
C.P. Seven Eleven PCL	41,305	14,608
IRPC PCL	149,200	9,266
Kasikornbank PCL - Foreign Shares	42,500	55,740
Krung Thai Bank PCL	52,000	5,681
Land & Houses PCL, Foreign Shares	81,600	9,075
PTT Exploration & Production PCL	27,000	84,747
PTT PCL - Foreign Shares	19,700	99,123
Ratchaburi Electricity Generating Holding PCL	6,900	8,481
Siam Cement PCL - Foreign Shares	8,800	27,875
Siam Commercial Bank PCL	15,900	22,058
Thai Oil Public Company, Ltd.	23,400	15,878
Total Access Communication PCL	23,500	21,951

		524,224

Turkey - 0.26%
Adana Cimento Sanayii Turk Anonim Sirketi, Class A	686	1,428
Akbank AS	19,097	60,167
Aksigorta AS	2,477	4,662
Anadolu Efes Biracilik Ve Malt Sanayii AS	4,480	30,084
Arcelik AS	2,015	2,700
Asya Katilim Bankasi AS *	3,663	2,786
Aygaz AS *	898	1,173
BIM Birlesik Magazalar AS	1,036	21,790
Cimsa Cimento Sanayi ve Ticaret AS	485	966
Dogan Sirketler Grubu Holdings AS *	10,506	7,081
Enka Insaat ve Sanayi AS	5,737	19,565
Eregli Demir ve Celik Fabrikalari TAS	14,705	39,402

International Equity Index Trust A (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Turkey (continued)
Ford Otomotiv Sanayi AS	1,415	$3,999
HACI Omer Sabanci Holdings, AS	8,960	20,615
Is Gayrimenkul Yatirim Ortakligi AS	3,116	1,428
KOC Holdings AS *	8,032	13,644
Petkim Petrokimya Holding AS *	1,258	3,777
Tekfen Holding AS	3,847	7,399
Tupras Turkiye Petrol Rafine AS	2,491	26,362
Turk Sise ve Cam Fabrikalari AS *	6,703	4,789
Turk Telekomunikasyon AS *	13,386	30,304
Turkcell Iletisim Hizmetleri AS	14,745	85,248
Turkiye Garanti Bankasi AS *	44,326	76,297
Turkiye Halk Bankasi AS	6,564	19,648
Turkiye Is Bankasi AS	19,142	52,126
Turkiye Vakiflar Bankasi Tao	21,422	16,527
Ulker Gida Sanayi ve Ticaret AS	1,254	1,434
Yapi ve Kredi Bankasi AS *	14,883	20,535

		575,936

United Kingdom - 14.59%
3i Group PLC	8,193	32,084
Admiral Group PLC	4,164	54,964
AMEC PLC	6,776	48,917
Anglo American PLC	27,677	645,901
Antofagasta PLC	7,925	49,643
Associated British Foods PLC	7,159	75,365
AstraZeneca Group PLC	30,574	1,250,793
Astro All Asia Networks PLC, GDR	9,300	5,957
Aviva PLC	56,948	322,695
BAE Systems PLC	73,743	401,319
Barclays PLC	173,655	394,698
Berkeley Group Holdings PLC *	1,880	23,840
BG Group PLC	69,869	967,095
BHP Billiton PLC	46,124	894,601
BICC PLC	11,095	53,672
BP PLC	393,562	3,038,071
British Airways PLC	12,413	32,809
British American Tobacco PLC	40,017	1,043,917
British Energy Group PLC	20,979	235,089
British Land Company PLC	11,253	90,162
British Sky Broadcasting Group PLC	23,152	163,497
BT Group PLC	165,625	333,089
Bunzl PLC	7,348	62,703
Burberry Group PLC	9,393	30,412
Cable & Wireless PLC	55,769	126,123
Cadbury PLC	28,939	255,717
Cairn Energy PLC *	2,629	76,999
Capita Group PLC	13,622	146,122
Carnival PLC	3,757	82,970
Carphone Warehouse	7,329	9,604
Cattles PLC	175	46
Centrica PLC	106,121	408,545
Cobham PLC	23,746	70,980
Compass Group PLC	39,779	198,405
Daily Mail and General Trust PLC	5,636	22,242
Diageo PLC	52,954	744,047
Drax Group PLC	7,638	62,003
Eurasian Natural Resources Corp.	7,154	34,230

The accompanying notes are an integral part of the financial statements.

27

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

International Equity Index Trust A (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

United Kingdom (continued)
FirstGroup PLC	10,783	$68,193
Friends Provident Ethical Investment Trust PLC	53,310	68,142
GKN PLC	14,532	20,233
GlaxoSmithKline PLC	109,921	2,044,279
Group 4 Securicor PLC	28,580	85,110
Hammerson PLC	5,658	43,830
Hays PLC	26,991	27,274
HBOS PLC - Sub Shares *	160,295	0
HBOS PLC	115,829	119,903
Home Retail Group	18,174	56,093
HSBC Holdings PLC	252,935	2,475,520
ICAP PLC	10,726	45,277
IMI PLC	6,290	24,984
Imperial Tobacco Group PLC	21,198	566,219
Intercontinental Hotels Group PLC	6,302	51,992
International Power PLC	30,830	107,434
Invensys PLC *	14,966	37,824
Investec PLC	8,372	34,568
ITV PLC	81,264	46,888
J Sainsbury PLC	22,011	105,037
Johnson Matthey PLC	4,456	70,912
Kazakhmys PLC	4,114	14,043
Kingfisher PLC	47,331	93,238
Ladbrokes PLC	13,565	36,435
Land Securities Group PLC	10,081	135,532
Legal & General Group PLC	130,798	146,195
Liberty International PLC	4,993	34,570
Lloyds TSB Group PLC - Sub Shares *	54,178	0
Lloyds TSB Group PLC	124,635	235,899
Logica PLC	32,031	32,201
London Stock Exchange Group PLC	3,199	23,996
Lonmin PLC, ADR	3,141	41,865
Man Group PLC, ADR	37,920	130,450
Marks & Spencer Group PLC	34,181	107,141
Meggitt PLC	12,262	28,470
National Express Group PLC	2,707	19,466
National Grid PLC	51,240	506,325
Next Group PLC	4,029	63,312
Old Mutual PLC	105,248	84,592
Pearson PLC	17,336	163,398
Pharmstandard *	1,918	20,331
PIK Group, GDR	8,674	8,388
Prudential PLC	52,695	319,871
Reckitt Benckiser PLC	12,552	470,335
Reed Elsevier PLC	22,507	165,242
Rexam PLC	13,152	67,316
Rio Tinto PLC	21,313	473,714
Rolls-Royce Group PLC *	39,163	191,581
Royal & Sun Alliance PLC	70,374	140,235
Royal Bank of Scotland Group PLC	374,509	275,686
Royal Dutch Shell PLC, A Shares	74,543	1,958,473
Royal Dutch Shell PLC, B Shares	56,655	1,436,113
SABMiller PLC	18,997	319,013
Schroders PLC	2,213	27,839
Scottish & Southern Energy PLC	18,105	319,215

International Equity Index Trust A (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

United Kingdom (continued)
Segro PLC, REIT	8,193	$29,209
Serco Group PLC	11,221	73,453
Severn Trent PLC	5,148	89,216
Shire, Ltd.	16,656	245,342
Smith & Nephew PLC	19,112	122,059
Smiths Group PLC	7,800	100,230
Stagecoach Group PLC	10,287	21,160
Standard Chartered PLC	39,021	499,314
Standard Life PLC	46,896	136,899
Tate & Lyle PLC	10,137	59,065
Tesco PLC	164,073	854,331
The Sage Group PLC	26,835	66,448
Thomas Cook Group PLC	10,654	27,244
Thomson Reuters PLC	4,061	90,495
Tomkins PLC	17,423	31,369
TUI Travel PLC	12,323	41,770
Tullow Oil PLC	15,600	149,357
Unilever PLC	27,389	629,119
United Business Media, Ltd.	5,413	39,993
United Utilities Group PLC	14,021	127,311
Vedanta Resources PLC	2,893	25,978
Vodafone Group PLC	1,108,324	2,269,458
Whitbread PLC	4,333	57,752
William Morrison Supermarket PLC	52,315	212,051
Wolseley PLC	13,546	75,458
Xstrata PLC	13,054	122,151

		32,875,750

United States - 0.12%
KB Financial Group, Inc. *	554	14,515
SNC-Lavalin Group, Inc.	3,387	108,894
WPP PLC	22,951	134,202

		257,611

TOTAL COMMON STOCKS (Cost $302,617,215)		$212,189,864

PREFERRED STOCKS - 1.37%

Brazil - 1.09%
Aracruz Celulose SA (i)	6,600	7,047
Banco Bradesco SA (i)	25,372	245,778
Banco do Estado do Rio Grande do Sul (i)	3,653	8,772
Banco Itau Holding Financeira SA (i)	25,750	288,197
Bradespar SA * (i)	5,000	41,124
Brasil Telecom Participacoes SA (i)	2,500	18,664
Brasil Telecom SA (i)	3,515	20,559
Braskem SA, A Shares (i)	2,500	5,950
Centrais Eletricas Brasileiras SA * (i)	3,900	40,438
Cia Brasileira de Distribuicao Grupo Pao de Acucar (i)	1,800	23,928
Cia de Bebidas das Americas (i)	2,910	126,458
Cia Energetica de Minas Gerais (i)	5,871	79,984
Cia Energetica de Sao Paulo * (i)	3,018	19,529
Cia Paranaense de Energia (i)	2,500	25,729
Cia Vale do Rio Doce (i)	34,668	355,154
Companhia de Bebidas das Americas, ADR (i)	752	33,321
Duratex SA (i)	1,600	9,873
Eletropaulo Metropolitana de Sao Paulo SA (i)	2,322	25,391

The accompanying notes are an integral part of the financial statements.

28

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

International Equity Index Trust A (continued)

	Shares or Principal Amount	Value

PREFERRED STOCKS (continued)

Brazil (continued)
Fertilizantes Fosfatados SA (i)	3,200	$15,328
Gerdau SA (i)	10,800	69,746
Gol Linhas Aereas Inteligentes SA (i)	900	3,825
Investimentos Itau SA (i)	44,069	151,369
Klabin SA (i)	11,000	15,613
Lojas Americanas SA (i)	7,900	21,241
Metalurgica Gerdau SA (i)	5,800	50,091
Net Servicos de Comunicacao SA * (i)	3,875	22,084
Petroleo Brasileiro SA (i)	50,600	495,585
Sadia SA, ADR (i)	8,000	12,864
Suzano Papel e Celulose SA * (i)	2,600	13,479
Tam SA (i)	2,021	16,544
Tele Norte Leste Participacoes SA (i)	4,500	62,155
Telemar Norte Leste SA, Series A (i)	1,100	26,179
Tim Participacoes SA (i)	11,129	14,078
Usinas Siderurgicas de Minas Gerais SA, Series A (i)	4,125	46,910
Vivo Participacoes SA * (i)	2,600	31,485
Votorantim Celulose e Papel SA *	2,000	15,377

		2,459,849

Germany - 0.21%
Bayerische Motoren Werke (BMW) AG (i)	1,385	27,053
Henkel AG & Company KGaA (Non Voting)	3,990	125,002
Porsche Automobil Holding SE (i)	1,951	152,714
RWE AG (i)	681	51,385
Volkswagen AG (i)	2,074	111,795

		467,949

Italy - 0.01%
Unipol SpA (i)	14,678	16,181

Malaysia - 0.00%
Malaysian Airline System BHD *	1,400	295

Russia - 0.01%
Surgutneftegaz SADR (i)	13,580	33,950

South Korea - 0.05%
Hyundai Motor Company, Ltd. (i)	710	7,840
LG Electronics, Inc. (i)	370	9,805
Samsung Electronics Company, Ltd. (i)	450	93,509

		111,154

TOTAL PREFERRED STOCKS (Cost $4,566,877)		$3,089,378

WARRANTS - 0.00%

Indonesia - 0.00%
Bank Pan Indonesia Tbk PT (Expiration Date: 07/10/2009, Strike Price: IDR 400.00) *	16,560	304

Malaysia - 0.00%
IJM Land Berhad (Expiration Date: 09/11/2013, Strike Price: MYR 1.35) *	1,130	62

TOTAL WARRANTS (Cost $158)		$366

International Equity Index Trust A (continued)

	Shares or Principal Amount	Value

RIGHTS - 0.01%

Belgium - 0.00%
Fortis Group SA (Expiration Date: 07/04/2014) *	46,244	$0

Japan - 0.00%
Dowa Mining Company, Ltd. (Expiration Date: 01/29/2010, Strike Price: JPY 1.00) *	4,466	798

Singapore - 0.01%
DBS Group Holdings, Ltd. (Expiration Date 01/20/2009, Strike Price SGD 5.42) *	11,842	24,658

South Africa - 0.00%
Growthpoint Properties, Ltd. (Expiration Date: 01/28/2009, Strike Price: ZAR 13.60) *	3,046	610

TOTAL RIGHTS (Cost $38,777)		$26,066

SHORT TERM INVESTMENTS - 1.61%
AIM Short-Term Investment Trust, STIC Prime Portfolio, Institutional Class	$2,461,430	$2,461,430
John Hancock Cash Investment Trust, 1.2465% (c)(f)	1,160,731	1,160,731

TOTAL SHORT TERM INVESTMENTS (Cost $3,622,161)		$3,622,161

Total Investments (International Equity Index Trust A) (Cost $310,845,188) - 97.18%		$218,927,835
Other Assets in Excess of Liabilities - 2.82%		6,344,997

TOTAL NET ASSETS - 100.00%		$225,272,832

The portfolio had the following five top industry concentrations as of December 31, 2008 (as a percentage of total net assets):

Banking	10.68%
Telecommunications Equipment & Services	6.89%
International Oil	5.55%
Insurance	4.77%
Electrical Utilities	4.32%

International Equity Index Trust B

	Shares or Principal Amount	Value

COMMON STOCKS - 94.55%

Argentina - 0.01%
Petrobras Energia Participaciones SA, ADR, B Shares	2,864	$17,442
Telecom Argentina SA, ADR, B Shares *	2,458	18,681

		36,123

Australia - 4.29%
AGL Energy, Ltd.	13,688	145,936
Alumina, Ltd.	32,878	33,124
Amcor, Ltd.	21,520	87,453
AMP, Ltd.	51,105	194,852
Aristocrat Leisure, Ltd.	10,919	29,709
Asciano Group	17,624	18,761
Australia and New Zealand Banking Group, Ltd.	59,048	637,495

The accompanying notes are an integral part of the financial statements.

29

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Australia (continued)
Australian Stock Exchange, Ltd.	5,139	$120,126
Axa Asia Pacific Holdings, Ltd.	24,429	84,912
Babcock & Brown, Ltd.	7,199	796
Bendigo Bank, Ltd.	6,151	47,587
BHP Billiton, Ltd.	94,389	2,005,217
Billabong International, Ltd.	5,247	28,815
Bluescope Steel, Ltd.	19,543	48,015
Boral, Ltd.	18,573	60,152
Brambles, Ltd.	38,488	199,966
Caltex Australia, Ltd.	4,160	21,022
Centro Properties Group, Ltd. *	26,179	1,403
Centro Retail Group	40,025	1,879
CFS Gandel Retail Trust	42,505	55,873
Coca-Cola Amatil, Ltd.	16,648	106,982
Cochlear, Ltd.	1,647	63,804
Commonwealth Bank of Australia, Ltd.	38,761	797,527
Computershare, Ltd.	13,781	75,302
Crown, Ltd.	13,208	55,326
CSL, Ltd.	16,056	378,630
CSR, Ltd.	29,907	36,992
Dexus Property Group, REIT	70,419	40,323
Fortescue Metals Group, Ltd. *	34,730	47,357
Foster’s Group, Ltd.	55,239	212,453
General Property Trust, Ltd.	115,587	75,371
Goodman Fielder, Ltd.	30,583	28,430
Harvey Norman Holding, Ltd.	14,041	26,058
Incitec Pivot, Ltd.	54,485	95,505
James Hardie Industries, Ltd.	14,298	46,827
John Fairfax Holdings, Ltd.	36,142	41,469
Leighton Holdings, Ltd.	4,087	79,414
Lend Lease Corp.	11,407	57,480
Lion Nathan, Ltd.	9,083	52,180
Macquarie Airports, Ltd.	23,554	39,649
Macquarie Goodman Group, Ltd.	41,130	21,180
Macquarie Group, Ltd.	7,705	156,376
Macquarie Infrastructure Group	62,479	74,894
Macquarie Office Trust, REIT *	64,508	1,799
Macquarie Office Trust	64,508	11,080
Metcash, Ltd.	20,807	63,706
Mirvac Group, Ltd.	32,963	29,501
National Australia Bank, Ltd.	54,214	797,035
Newcrest Mining, Ltd.	12,639	300,844
NRMA Insurance Group, Ltd.	48,601	132,453
Nufarm, Ltd.	5,735	42,286
OneSteel, Ltd.	21,765	37,637
Orica, Ltd.	9,505	93,276
Origin Energy, Ltd.	26,027	293,546
Oxiana, Ltd.	89,136	34,180
Perpetual Trust of Australia, Ltd.	982	25,684
Qantas Airways, Ltd.	28,972	53,375
QBE Insurance Group, Ltd.	28,619	517,240
Rio Tinto, Ltd.	8,018	214,864
Santos, Ltd.	17,294	181,205
Sims Group, Ltd.	4,324	52,923
Sonic Healthcare, Ltd.	11,533	117,498
Stockland Company, Ltd.	37,971	108,016

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Australia (continued)
Suncorp-Metway, Ltd.	27,544	$162,353
TABCORP Holdings, Ltd.	13,590	66,490
Tattersall’s, Ltd.	31,421	61,352
Telstra Corp., Ltd.	119,180	319,049
Toll Holdings, Ltd.	17,113	73,937
Transurban Group, Ltd. *	37,584	142,167
Virgin Blue Holdings, Ltd.	16,809	3,531
Wesfarmers, Ltd., Price Protected Shares	3,650	46,047
Wesfarmers, Ltd.	18,126	228,784
Westfield Group	48,661	441,781
Westpac Banking Corp., Ltd.	80,249	962,484
Woodside Petroleum, Ltd.	13,316	344,582
Woolworths, Ltd.	33,692	628,228
WorleyParsons, Ltd.	4,320	43,096

		13,064,651

Austria - 0.25%
Erste Bank der Oesterreichischen Sparkassen AG	5,995	139,587
Oesterreichische Elektrizitaets AG, Class A	2,371	109,629
OMV AG	5,076	134,877
Raiffeisen International Bank Holding AG	1,473	40,948
Strabag SE	1,396	32,619
Telekom Austria AG	10,537	153,315
Voestalpine AG	3,514	75,920
Wiener Staedtische Allgemeine Versicherung AG	970	33,700
Wienerberger Baustoffindustrie AG	2,169	36,999

		757,594

Belgium - 0.58%
Anheuser-Busch InBev NV	14,159	328,818
Anheuser-Busch InBev NV *	7,944	44
Belgacom SA	4,817	184,146
Colruyt SA	498	107,014
Compagnie Nationale A Portefeuille, ADR	1,367	66,666
Delhaize Group	2,995	185,141
Dexia SA	15,993	72,509
Fortis Group SA	60,690	80,029
Fortis *	24,938	35
Groupe Bruxelles Lambert SA	2,456	196,754
KBC Ancora, ADR	1,090	18,909
KBC Bancassurance Holding NV	4,730	142,147
Mobistar SA *	931	67,157
Solvay SA	1,573	116,806
Suez SA	310	15,237
UCB SA	3,201	104,411
Umicore	3,760	74,300

		1,760,123

Bermuda - 0.06%
Central European Media Enterprises, Ltd. *	720	14,737
China Yurun Food Group, Ltd	35,000	41,400
Chinese Estates Holdings, Ltd.	14,425	16,504
Frontline, Ltd.	1,300	38,165
SeaDrill, Ltd., GDR	8,568	69,829

		180,635

The accompanying notes are an integral part of the financial statements.

30

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Brazil - 1.26%
All America Latina Logistica SA	12,100	$51,887
Aracruz Celulose SA, SADR	581	6,554
B2W Companhia Global Do Varejo	1,756	17,921
Banco Bradesco SA, ADR	15,084	148,879
Banco do Brasil SA	10,400	65,468
Banco Nossa Caixa SA *	658	19,243
BM&F BOVESPA SA *	22,927	59,186
Brasil Telecom Participacoes SA, ADR	388	14,988
Brasil Telecom Participacoes SA	2,500	63,143
Braskem SA, SADR	1,584	7,651
Centrais Eletricas Brasileiras SA, ADR, B Shares *	1,429	14,817
Centrais Eletricas Brasileiras SA, ADR *	2,381	26,434
Centrais Eletricas Brasileiras SA *	4,600	51,069
Cia Brasileira de Distribuicao Grupo Pao de Acucar, ADR *	314	8,654
Cia de Concessoes Rodoviarias, ADR	3,900	39,518
Cia de Saneamento Basico do Estado de Sao Paulo *	3,927	46,747
Cia Energetica de Minas Gerais, ADR	3,950	54,273
Cia Vale do Rio Doce	28,100	333,657
Companhia Siderurgica Nacional SA, SADR	4,593	58,836
Companhia Siderurgica Nacional SA	6,600	82,076
Companhia Vale Do Rio Doce, ADR * (a)	13,952	168,959
Companhia Vale Do Rio Doce, SADR	19,233	204,831
Cosan SA Industria e Comercio *	3,511	16,923
CPFL Energia SA	3,700	47,837
Cyrela Brazil Realty SA	7,000	27,616
Diagnosticos da America SA	1,100	10,604
EDP - Energias do Brasil SA	2,900	28,105
Empresa Brasileira de Aeronautica SA	13,900	52,512
Empresa Brasileira de Aeronautica SA, ADR	1,026	16,631
Gafisa SA	4,303	19,356
Gerdau SA, SADR	8,136	53,698
Gerdau SA	5,880	30,383
Global Village Telecom Holding SA *	2,448	26,632
Lojas Renner SA	3,700	24,862
MRV Engenharia e Participacoes SA	2,167	9,107
Natura Cosmeticos SA	5,400	43,973
OGX Petroleo e Gas Participacoes SA *	300	67,669
Perdigao SA *	3,560	45,401
Petroleo Brasileiro SA, ADR	13,714	335,856
Petroleo Brasileiro SA, SADR	18,576	379,136
Petroleo Brasileiro SA	39,000	459,738
Redecard SA	8,479	93,444
Souza Cruz SA	2,200	41,604
Tele Norte Leste Participacoes SA, ADR	2,994	41,677
Tele Norte Leste Participacoes SA	2,500	41,488
Tractebel Energia SA	3,600	28,636
Ultrapar Participacoes SA	2,600	56,660
Unibanco - Uniao de Bancos Brasileiros SA *	21,100	134,363
Unibanco - Uniao De Bancos Brasileiros SA, ADR *	1,124	72,633
Usinas Siderurgicas de Minas Gerais SA, SADR	2,431	27,646
Usinas Siderurgicas de Minas Gerais SA	2,200	24,387
Vivo Participacoes SA *	322	4,038

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Brazil (continued)
Votorantim Celulose e Papel SA, SADR * (a)	858	$6,804
Weg SA	4,600	24,657

		3,838,867

Canada - 5.98%
Addax Petroleum Corp.	2,300	39,293
Agnico-Eagle Mines, Ltd.	4,413	224,386
Agrium, Inc.	4,261	143,138
Alimentation Couche Tard, Inc. *	4,300	50,297
ARC Energy Trust	2,700	43,961
Astral Media, Inc. *	1,600	31,624
Bank of Montreal	14,709	372,342
Bank of Nova Scotia	27,548	743,316
Barrick Gold Corp.	24,230	877,540
BCE, Inc.	7,773	158,230
Biovail Corp.	4,450	41,598
Bombardier, Inc. *	43,138	155,499
Brookfield Asset Management, Inc.	13,151	197,611
Brookfield Properties Corp.	6,634	49,977
CAE, Inc.	7,016	46,035
Cameco Corp.	9,166	156,294
Canadian Imperial Bank of Commerce	11,130	460,617
Canadian National Railway Company	13,298	482,369
Canadian Natural Resources, Ltd.	15,622	616,908
Canadian Oil Sands Trust	6,500	111,098
Canadian Pacific Railway, Ltd.	4,074	135,239
Canadian Tire Corp., Ltd. *	2,354	82,852
Canadian Utilities, Ltd. *	2,700	88,578
CGI Group, Inc. *	8,076	62,802
CI Financial Income Fund	1,533	18,006
Crescent Point Energy Trust *	1,400	27,320
Eldorado Gold Corp. *	10,700	83,641
Empire Company, Ltd. *	1,100	43,430
Enbridge, Inc.	10,376	332,503
EnCana Corp. - CAD	21,464	990,352
Enerplus Resources Fund	5,000	97,043
Ensign Energy Services, Inc.	4,400	47,119
Fairfax Financial Holdings, Ltd.	459	145,006
Finning International, Inc. *	5,438	62,772
First Quantum Minerals, Ltd.	2,100	29,956
Fortis, Inc. *	5,200	103,579
George Weston, Ltd.	1,736	84,304
Gerdau Ameristeel Corp.	4,100	24,975
Gildan Activewear, Inc. *	3,600	41,380
Goldcorp, Inc.	20,956	651,682
Great-West Lifeco, Inc.	8,076	135,418
Groupe Aeroplan, Inc. *	7,636	53,690
Harvest Energy Trust	3,700	31,470
Husky Energy, Inc.	6,652	166,340
IGM Financial, Inc.	3,496	100,391
Imperial Oil, Ltd.	8,503	282,331
Industrial Alliance Insurance and Financial Services, Inc. *	2,000	37,764
ING Canada, Inc. *	1,300	33,287
Inmet Mining Corp. *	1,200	19,033
Ivanhoe Mines, Ltd. *	7,500	19,866
Jazz Air Income Fund, ADR *	481	1,262

The accompanying notes are an integral part of the financial statements.

31

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Canada (continued)
Kinross Gold Corp.	19,290	$351,580
Loblaw Companies, Ltd.	3,437	97,361
Magna International, Inc.	2,643	78,680
Manulife Financial Corp.	42,124	709,744
MDS, Inc. *	3,201	19,577
Methanex Corp.	2,867	31,817
Metro, Inc.	2,800	83,921
National Bank of Canada	4,668	118,354
Nexen, Inc.	12,664	220,043
Niko Resources, Ltd.	1,000	34,419
Nova Chemicals Corp.	2,549	12,079
Onex Corp.	3,332	49,096
Pan American Silver Corp. *	2,100	35,740
Penn West Energy Trust	10,413	114,463
Petro-Canada	14,192	307,177
Potash Corp. of Saskatchewan, Inc. - CAD	8,711	631,821
Power Corp. Of Canada	9,317	169,208
Power Financial Corp. (a)	7,122	137,882
Precision Drilling Trust, ADR	1,500	12,236
Provident Energy Trust	6,100	26,436
QLT, Inc. *	230	544
Research In Motion, Ltd. *	14,600	585,419
RioCan Real Estate Investment Trust	2,900	32,089
Ritchie Bros. Auctioneers, Inc.	2,100	44,671
Rogers Communications, Inc., Class B	13,742	407,306
Royal Bank of Canada	38,276	1,119,290
Saputo, Inc.	4,800	86,202
Shaw Communications, Inc.	10,502	183,838
Sherritt International Corp. *	6,300	16,126
Shoppers Drug Mart Corp.	5,856	227,931
Silver Wheaton Corp. *	6,100	39,530
Sino-Forest Corp. *	4,100	32,780
Sun Life Financial, Inc.	15,352	353,674
Suncor Energy, Inc. - CAD	26,804	515,019
Talisman Energy, Inc.	28,726	283,421
Teck Cominco, Ltd.	13,915	67,854
Telus Corp. - Non Voting Shares	4,044	114,326
Telus Corp.	1,800	54,197
Thomson Corp.	6,498	187,387
TMX Group, Inc.	1,924	39,259
Toronto Dominion Bank Ontario	22,550	793,680
TransAlta Corp.	5,621	110,644
Trans-Canada Corp.	16,750	450,059
Trican Well Service, Ltd. *	3,800	24,502
Yamana Gold, Inc.	16,838	128,894
Yellow Pages Income Fund *	7,800	42,270

		18,218,070

Cayman Islands - 0.04%
China Dongxiang Group Company, Ltd.	38,500	9,408
China High Speed Transmission Equipment Group Company, Ltd.	22,000	26,845
China Mengniu Dairy Company, Ltd.	36,502	47,714
China Resources Land, Ltd.	36,789	45,537

		129,504

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Chile - 0.35%
Banco Santander Chile SA, ADR	2,714	$95,071
Banco Santander SA *	3,360	30,460
Centros Comerciales Sudamericanos SA, ADR (j)	3,171	67,551
Cia Cervecerias Unidas SA, ADR	1,534	40,114
Corpbanca SA, SADR	1,012	20,240
Distribucion y Servicio D&S SA, ADR	2,622	63,426
Embotelladora Andina SA, ADR, Series A	1,498	16,573
Embotelladora Andina SA, ADR, Series B	1,729	23,341
Empresa Nacional de Electricidad SA, ADR	6,553	219,460
Enersis SA, SADR	15,663	199,547
Inversiones Aguas Metropolitanas SA, ADR (j)	1,355	21,263
Lan Airlines SA, SADR	5,840	47,012
Madeco SA, SADR	1,566	10,179
Sociedad Quimica y Minera de Chile SA, ADR, B Shares (a)	7,220	176,096
Vina Concha Y Toro SA, ADR	908	27,249

		1,057,582

China - 1.74%
Air China, Ltd., Class H	76,534	24,020
Aluminum Corp. of China, Ltd.	123,220	66,434
Angang New Steel Company, Ltd., Class H	31,547	35,703
Bank of China, Ltd.	799,100	220,172
Bank of Communications Company, Ltd., Class H	182,121	132,371
Beijing Capital International Airport Company, Ltd., Class H	42,789	21,682
Beijing Datang Power Generation Company, Ltd., Class H	88,864	47,428
BYD Company, Ltd., H Shares	19,205	31,645
Chaoda Modern Agriculture Holdings, Ltd.	56,940	36,590
China BlueChemical, Ltd.	42,000	17,347
China CITIC Bank	192,000	66,426
China Coal Energy Company, Series H	96,000	77,583
China Communications Construction Company, Ltd.	131,800	164,680
China Communications Services Corp., Ltd., Class H	72,000	45,506
China Construction Bank	986,382	548,795
China Huiyuan Juice Group, Ltd. *	42,500	53,243
China Life Insurance Company, Ltd.	203,624	625,631
China Merchants Bank Company, Ltd.	80,900	151,370
China National Building Material Company, Ltd.	26,000	31,613
China Oilfield Services, Ltd., H Shares	54,000	44,087
China Petroleum & Chemical Corp., Class H	507,970	312,231
China Railway Construction Corp. - Hong Kong Exchange *	57,000	85,335
China Railway Group, Ltd. *	108,000	75,479
China Shenhua Energy Company, Ltd.	97,000	207,954
China Shipping Container Lines Company, Ltd.	102,473	15,628
China Shipping Development Company, Ltd., Class H	38,432	38,728
China Telecom Corp., Ltd.	417,604	157,870
COSCO Holdings	81,296	57,274
Country Garden Holdings Company, Ltd.	101,000	24,991
Dongfeng Motor Group Company, Ltd.	89,220	29,129
Foxconn International Holdings, Ltd. *	46,000	15,434

The accompanying notes are an integral part of the financial statements.

32

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

China (continued)
Guangdong Investment, Ltd.	75,220	$30,421
Guangshen Railway Company, Ltd., Class H	40,789	15,247
Guangzhou R&F Properties Company, Ltd., H Shares	31,200	34,860
Huaneng Power International, Inc., Class H	93,436	68,084
Industrial & Commercial Bank of China, Ltd.	1,181,400	627,225
Jiangsu Expressway, Ltd.	33,145	24,593
Jiangxi Copper Company, Ltd., Class H	41,075	30,524
Lenovo Group, Ltd.	139,436	38,304
Maanshan Iron & Steel Company, Ltd.	48,075	17,305
PetroChina Company, Ltd., Class H	618,261	549,422
PICC Property & Casualty Company, Ltd., Class H *	79,220	43,406
Shanghai Electric Group Company, Ltd. *	92,864	38,045
Shui On Land, Ltd.	48,000	15,297
Sinopec Shanghai Petrochemical Company, Ltd., Class H	69,934	18,144
Tingyi Cayman Islands Holding Corp., GDR	48,000	55,827
Tsingtao Brewery Company, Ltd., Series H	14,000	29,273
Want Want China Holdings, Ltd. *	43,000	17,883
Weichai Power Company, Ltd.	3,200	6,084
Yanzhou Coal Mining Company, Ltd., Class H	57,990	43,219
Zhejiang Expressway Company, Ltd., Class H	39,718	23,524
Zijin Mining Group, Ltd.	128,411	78,785
ZTE Corp., Class H	6,220	16,433

		5,284,284

Colombia - 0.04%
BanColombia SA, ADR	4,595	107,293

Czech Republic - 0.15%
CEZ AS	5,941	254,096
Komercni Banka AS	407	66,975
Telefonica Czech Republic AS	3,019	69,778
Unipetrol AS	1,942	15,543
Zentiva NV	613	35,084

		441,476

Denmark - 0.65%
A P Moller Maersk AS, Series A	17	93,036
A P Moller Maersk AS	33	177,590
Carlsberg AS, B Shares	1,948	63,679
Coloplast AS	794	54,907
Danisco AS	1,419	57,953
Danske Bank AS	13,602	137,026
DSV AS, ADR	6,370	69,322
FLS Industries AS, B Shares	1,683	59,074
Jyske Bank *	1,177	27,473
Novo Nordisk AS	12,710	655,631
Novozymes AS, B Shares	1,386	111,160
Topdanmark AS *	572	74,911
TrygVesta AS	767	48,336
Vestas Wind Systems AS *	5,389	317,125
William Demant Holdings AS *	918	38,435

		1,985,658

Egypt - 0.10%
Commercial International Bank	6,529	44,113
Egypt Kuwait Holding Company	14,352	18,848

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Egypt (continued)
Egyptian Company for Mobile Services	919	$24,189
Egyptian Financial Group-Hermes Holding	4,582	14,352
EL Ezz Aldekhela Steel Alexandria	72	10,475
EL EZZ Steel Company	2,373	4,211
ElSwedy Cables Holding Company *	1,884	25,297
Orascom Construction Industries	2,122	53,494
Orascom Telecom Holding SAE	13,000	70,160
Sidi Kerir Petrochemicals Company	9,345	17,411
Telecom Egypt	8,967	26,079

		308,629

Finland - 1.07%
Elisa Oyj, Class A	4,603	80,133
Fortum Corp. Oyj	13,007	282,711
Kesko Oyj	2,031	51,176
Kone Corp. Oyj	4,456	99,920
Metra Oyj, B Shares	2,631	79,499
Metso Oyj	3,873	47,464
Neste Oil Oyj	4,428	66,651
Nokia AB Oyj	108,406	1,701,149
Nokian Renkaat Oyj	3,230	36,698
Orion Oyj, Series B	3,236	55,037
Outokumpu Oyj	3,613	42,991
Pohjola Bank PLC	4,100	57,023
Rautaruukki Oyj *	2,619	45,742
Sampo Oyj, A Shares	12,607	238,618
Sanoma WSOY Oyj	3,040	39,484
Stora Enso Oyj, Series R	16,853	133,501
UPM-Kymmene Oyj	15,384	197,204

		3,255,001

France - 7.58%
Accor SA	5,228	257,529
Aeroports de Paris	679	46,225
Air France KLM	3,724	48,026
Air Liquide	6,935	635,104
Alcatel-Lucent *	61,805	133,784
Alstom	5,850	348,629
Atos Origin SA	2,082	52,404
AXA Group SA	43,217	970,032
BNP Paribas SA	23,494	1,014,107
Bouygues SA	6,636	281,522
Bureau Veritas SA	1,104	44,385
Cap Gemini SA	3,564	137,809
Carrefour SA	17,694	683,951
Casino Guich-Perrachon SA	1,224	93,286
Christian Dior SA	1,483	83,848
Cie Generale de Geophysique-Veritas *	3,635	54,411
CNP Assurances SA	906	65,829
Compagnie de Saint-Gobain SA	8,368	395,390
Compagnie Generale des Etablissements Michelin, Class B	3,906	206,368
Credit Agricole SA	24,564	275,906
Dassault Systemes SA	1,521	68,958
Eiffage SA	821	43,044
Electricite de France	5,453	317,157
Eramet	141	27,505

The accompanying notes are an integral part of the financial statements.

33

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

France (continued)
Essilor International SA	5,424	$254,792
Eurazeo	564	26,525
European Aeronautic Defence & Space Company	8,834	149,607
Eutelsat Communications *	2,379	56,189
France Telecom SA	52,266	1,456,795
GDF Suez	30,713	1,524,504
GDF Suez *	3,381	5
Gecina SA	396	27,534
Groupe DANONE	12,150	734,101
Hermes International SA (a)	2,031	284,346
ICADE	485	40,305
Iliad SA	392	34,032
Imerys SA	845	38,621
JC Decaux SA	1,718	29,715
Klepierre SA	2,007	49,356
Lafarge SA	3,432	209,906
Lagardere S.C.A.	3,127	127,045
Legrand SA, ADR	2,007	38,436
L’Oreal SA	6,803	593,704
LVMH Moet Hennessy SA	6,907	462,897
M6-Metropole Television	1,932	37,456
Natixis	27,302	48,432
Neopost SA	802	72,772
PagesJaunes Groupe SA	3,352	33,030
Pernod-Ricard SA	4,693	348,633
PPR SA	2,064	135,141
PSA Peugeot Citroen SA	4,053	69,293
Publicis Groupe SA	3,135	80,908
Renault Regie Nationale SA	5,106	133,246
Safran SA	4,633	62,553
Sanofi-Aventis SA	29,981	1,917,679
Schneider Electric SA	6,107	454,690
SCOR SE	5,485	126,722
Societe BIC SA	665	38,260
Societe Des Autoroutes Paris-Rhin-Rhone	556	38,779
Societe Generale	13,061	662,623
Societe Television Francaise 1	3,691	54,079
Sodexho Alliance	2,384	132,495
Suez Environnement SA *	7,474	126,226
Suez Environnement SA *	77	1,321
Technip SA	2,913	89,441
Thales SA	2,442	102,279
Total SA	60,643	3,334,103
Unibail-Rodamco, REIT	2,225	332,403
Valeo SA	2,170	32,326
Vallourec SA	1,443	164,069
Veolia Environnement SA	10,367	327,006
Vinci SA	12,158	513,063
Vivendi SA	33,495	1,091,737
Wendel	923	46,174
Zodiac SA	1,048	38,266

		23,068,829

Germany - 6.26%
Adidas-Salomon AG	5,623	214,347
Allianz SE	12,929	1,375,655

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Germany (continued)
BASF SE	27,114	$1,053,478
Bayer AG	21,873	1,274,506
Bayerische Motoren Werke (BMW) AG	9,752	299,437
Beiersdorf AG	2,701	159,982
Celesio AG	2,464	66,670
Commerzbank AG	20,794	197,566
Daimler AG	24,924	949,651
Deutsche Bank AG	15,683	620,204
Deutsche Boerse AG	5,514	398,932
Deutsche Lufthansa AG	6,600	108,530
Deutsche Post AG	24,707	417,885
Deutsche Postbank AG	2,191	47,420
Deutsche Telekom AG	81,048	1,225,390
E.ON AG	54,167	2,126,985
Fraport AG, ADR	1,324	59,910
Fresenius AG	737	37,194
Fresenius Medical Care AG	5,654	259,924
Fresenius SE	2,111	123,885
GEA Group AG	4,433	76,980
Hamburger Hafen und Logistik AG	692	23,168
Hannover Rueckversicherung AG	1,640	52,153
Heidelbergcement AG	680	29,748
Henkel AG & Company KGaA	4,117	107,311
Hochtief AG	1,019	52,546
Hypo Real Estate Holding AG	3,707	16,379
Infineon Technologies AG *	20,151	27,121
K&S AG	4,148	237,073
Linde AG	3,942	330,846
MAN AG	3,048	170,974
Merck KGaA *	1,970	176,237
Metro AG	3,086	122,726
Muenchener Rueckversicherungs-Gesellschaft AG	5,921	919,222
Puma AG	163	32,484
Q-Cells AG * (a)	1,882	70,354
RWE AG	12,735	1,131,084
Salzgitter AG	1,049	81,523
SAP AG	25,062	909,426
Siemens AG	24,774	1,865,072
Solarworld AG	2,258	50,534
Thyssen Krupp AG	9,816	273,259
TUI AG	5,297	62,927
United Internet AG	3,420	30,937
Volkswagen AG	3,328	1,157,520
Wacker Chemie AG	426	45,617

		19,070,772

Greece - 0.36%
Alpha Bank A.E.	11,018	103,080
Bank of Piraeus SA	8,922	79,642
Coca-Cola Hellenic Bottling Company SA	5,040	73,285
EFG Eurobank Ergas SA	8,730	69,527
Hellenic Petroleum SA	3,350	24,812
Hellenic Telecommunications Organization SA	8,040	133,575
Marfin Financial Group SA Holdings *	18,065	72,276
National Bank of Greece SA	13,959	259,227
OPAP SA	6,920	199,146

The accompanying notes are an integral part of the financial statements.

34

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Greece (continued)
Public Power Corp.	3,250	$52,232
Titan Cement Company SA	1,790	34,746

		1,101,548

Hong Kong - 2.69%
Agile Property Holdings, Ltd.	52,789	27,880
Alibaba.com, Ltd. * (j)	31,100	22,545
Anhui Conch Cement Company, Ltd., Class H *	12,930	60,135
ASM Pacific Technology, Ltd.	2,414	7,956
Bank of East Asia, Ltd.	41,172	86,847
Beijing Enterprises Holdings, Ltd.	15,286	62,591
Belle International Holdings, Ltd., GDR	86,578	38,412
BOC Hong Kong Holdings, Ltd.	101,828	116,551
Cathay Pacific Airways, Ltd.	31,782	35,898
Cheung Kong Holdings, Ltd.	37,849	361,065
Cheung Kong Infrastructure Holdings, Ltd.	7,772	29,350
China Agri-Industries Holdings, Ltd. *	67,216	33,473
China Everbright, Ltd.	22,216	27,617
China Insurance International Holdings Company, Ltd.	20,000	30,915
China Merchants Holdings International Company, Ltd.	35,067	68,483
China Mobile, Ltd.	171,530	1,740,363
China Overseas Land & Investment, Ltd.	111,079	155,970
China Overseas Land & Investment, Ltd. *	4,443	1,594
China Resource Power Holdings, Ltd.	48,789	94,862
China Resources Enterprises, Ltd.	37,145	65,322
China Travel International Investment Hong Kong, Ltd.	92,291	18,139
China Unicom, Ltd.	177,432	215,761
Citic Pacific, Ltd.	33,967	37,109
CLP Holdings, Ltd.	55,789	379,294
CNOOC, Ltd.	455,280	433,051
CNPC Hong Kong, Ltd.	70,000	21,934
Cosco Pacific, Ltd.	35,145	36,135
Denway Motors, Ltd.	156,441	49,071
Dongfang Electrical Machinery Company, Ltd.	10,000	25,244
Esprit Holdings, Ltd.	29,015	165,339
Fosun International	42,500	14,051
Giordano International, Ltd.	611	154
Gome Electrical Appliances Holdings, Ltd.	178,292	25,765
Hang Lung Group, Ltd.	24,000	73,316
Hang Lung Properties, Ltd.	58,326	128,059
Hang Seng Bank, Ltd.	21,219	280,146
Harbin Power Equipment Company, Ltd.	18,000	15,091
Henderson Land Development Company, Ltd.	26,527	99,216
Hengan International Group Company, Ltd., GDR	18,000	58,083
Hong Kong & China Gas Company, Ltd.	112,244	170,214
Hong Kong Aircraft Engineering Company, Ltd.	1,600	13,216
Hong Kong Electric Holdings, Ltd.	36,582	205,956
Hong Kong Exchange & Clearing, Ltd.	27,430	263,354
Hopewell Holdings, Ltd.	17,362	57,601
Huabao International Holdings, Ltd. *	45,000	29,573
Hutchison Telecommunications International, Ltd. *	39,668	10,697
Hutchison Whampoa, Ltd.	59,377	299,748

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Hong Kong (continued)
Hysan Development Company, Ltd.	13,014	$21,160
Johnson Electronic Holdings, Ltd.	25	4
Kerry Properties, Ltd.	15,938	42,875
Kingboard Chemical Holdings, Ltd.	15,772	28,589
Li & Fung, Ltd.	55,971	96,729
Li Ning Company, Ltd.	19,251	30,334
Lifestyle International Holdings, Ltd.	18,000	18,382
Link, REIT	55,088	91,639
Mongolia Energy Company, Ltd. *	91,000	28,306
MTR Corp., Ltd.	35,963	83,755
New World Development Company, Ltd.	63,169	64,680
Noble Group, Ltd.	54,800	39,251
NWS Holdings, Ltd.	10,228	15,322
Orient Overseas International, Ltd.	6,562	14,714
Pacific Basin Shipping, Ltd.	34,000	15,651
Parkson Retail Group, Ltd.	42,500	48,655
PCCW, Ltd.	109,208	52,432
Ping An Insurance Group Company of China, Ltd.	38,645	189,914
Shanghai Industrial Holdings, Ltd.	13,930	32,106
Shangri-La Asia, Ltd.	34,296	39,670
Shimao Property Holdings, Ltd., GDR	44,000	30,800
Sino Land Company, Ltd.	35,211	36,874
Sinofert Holdings, Ltd.	82,000	39,997
Sino-Ocean Land Holdings, Ltd.	85,000	38,825
Soho China, Ltd.	74,000	32,033
Sun Hung Kai Properties, Ltd.	38,611	324,894
Swire Pacific, Ltd., Class A	22,663	156,992
Techtronic Industries Company, Ltd.	15	3
Television Broadcasting Company, Ltd.	8,181	26,820
Tencent Holdings, Ltd.	25,000	162,443
Wharf Holdings, Ltd.	37,876	104,847
Wheelock and Company, Ltd.	18,000	39,667
Wing Hang Bank, Ltd.	4,596	26,735
Yue Yuen Industrial Holdings, Ltd.	15,567	30,907

		8,199,151

Hungary - 0.10%
Gedeon Richter Rt.	489	73,229
Magyar Telekom Rt.	16,414	46,390
MOL Magyar Olaj & Gazipari Rt.	1,536	79,853
OTP Bank Rt. *	6,949	105,512

		304,984

India - 0.92%
Bajaj Auto, Ltd., ADR (j)	1,056	4,752
Bajaj Auto, Ltd.	1,056	8,550
Bajaj Finserv, Ltd.	1,056	3,333
Dr. Reddy’s Laboratories, Ltd., ADR	5,375	52,675
Grasim Industries, Ltd., ADR (j)	1,870	47,966
Hindalco Industries, Ltd., ADR (j)	10,691	12,551
ICICI Bank, Ltd., SADR	16,149	310,868
Infosys Technologies, Ltd., ADR	21,164	520,000
Larsen & Toubro, Ltd., ADR (j)	2,684	42,626
Mahindra & Mahindra, Ltd., ADR	3,280	18,696
Ranbaxy Laboratories, Ltd., ADR	8,285	44,656
Reliance Capital, Ltd. (j)	2,081	23,140

The accompanying notes are an integral part of the financial statements.

35

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued (showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

India (continued)
Reliance Communication, Ltd., ADR (j)	40,608	$189,371
Reliance Energy, Ltd., ADR (j)	1,080	38,538
Reliance Industries, Ltd., GDR (j)	20,644	1,061,102
Reliance Natural Resources, Ltd., ADR * (j)	18,650	43,792
Satyam Computer Services, Ltd., ADR	15,376	138,999
State Bank of India, Ltd., ADR	1,201	66,055
Tata Communications, Ltd., ADR (a)	1,174	25,088
Tata Motors, Ltd., SADR (a)	10,439	46,454
Wipro, Ltd., ADR (a)	12,289	99,910

		2,799,122

Indonesia - 0.24%
Aneka Tambang Tbk PT	104,625	10,733
Astra Agro Lestari Tbk PT	12,658	11,588
Astra International Tbk PT	47,483	46,666
Bank Central Asia Tbk PT	287,274	86,870
Bank Danamon Indonesia Tbk PT	53,759	15,593
Bank Mandiri Tbk PT	221,878	42,117
Bank Rakyat Indonesia Tbk PT	169,501	72,081
Berlian Laju Tanker Tbk PT	64,000	3,416
Bumi Resources Tbk PT	458,780	38,700
Energi Mega Persada Tbk PT *	138,000	1,063
Gudang Garam Tbk PT	16,482	6,492
Indocement Tunggal Prakarsa Tbk PT	26,487	11,439
Indofood Sukses Makmur Tbk PT	122,905	10,667
Indosat Tbk PT, ADR (a)	961	24,813
Indosat Tbk PT	28,500	15,156
International Nickel Indonesia Tbk PT	60,000	10,924
Kalbe Farma Tbk PT	159,571	5,983
Perusahaan Gas Negara Tbk PT	317,485	55,504
PT Telekomunikiasi Indonesia, ADR	4,330	108,553
Semen Gresik Persero Tbk PT	44,140	17,022
Telekomunikasi Indonesia Tbk PT	146,000	93,312
Unilever Indonesia Tbk PT	43,500	31,509
United Tractors Tbk PT	47,796	19,986

		740,187

Ireland - 0.30%
Allied Irish Banks PLC - London Exchange	2,483	6,047
Allied Irish Banks PLC	23,589	56,426
Anglo Irish Bank Corp. PLC	23,067	5,331
Bank of Ireland - London Exchange	2,975	3,536
Bank of Ireland	26,967	31,112
C&C Group PLC	240	485
CRH PLC - London Exchange	446	11,467
CRH PLC	14,794	374,860
Elan Corp. PLC (Ordinary Shares) *	10,631	62,745
Elan Corp. PLC *	4,543	27,059
Experian Group, Ltd.	29,481	185,876
Greencore Group PLC	24	31
Kerry Group PLC	3,087	56,278
Kerry Group PLC	1,458	26,960
Paddy Power PLC - London Exchange	51	960
Ryanair Holdings PLC, SADR *	1,736	50,483

		899,656

Israel - 0.53%
Africa-Israel Investments, Ltd.	387	3,090

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Israel (continued)
Alvarion, Ltd., ADR *	814	$2,955
Bank Hapoalim, Ltd. *	29,084	62,666
Bank Leumi Le-Israel, Ltd.	26,148	54,959
Bezek Israeli Telecommunications Corp., Ltd.	32,276	53,062
Cellcom Israel, Ltd.	1,650	36,465
Check Point Software Technologies, Ltd. *	5,274	100,153
Delek Group, Ltd.	67	2,211
Discount Investment Corp.	733	5,652
Elbit Systems, Ltd.	722	33,107
Gazit Globe, Ltd.	736	3,385
Given Imaging Corp., ADR *	127	1,052
Harel Insurance Investments, Ltd.	238	6,047
ICL Israel Chemicals, Ltd.	15,558	108,836
IDB Development Corp., Ltd.	1	6
Israel Corp., Ltd.	71	16,215
Israel Discount Bank, Ltd.	11,922	10,766
Koor Industries, Ltd. *	287	3,063
Makhteshim-Agam Industries, Ltd.	8,446	27,566
Migdal Insurance Holdings, Ltd.	8,348	8,821
Nice Systems, Ltd. *	1,578	35,662
Oil Refineries, Ltd.	28,998	7,315
Ormat Industries	2,418	15,050
Partner Communications, Ltd.	2,403	39,673
RADWARE, Ltd., ADR *	437	2,371
Syneron Medical, Ltd., ADR *	692	5,771
Teva Pharmaceutical Industries, Ltd.	22,441	963,522
United Mizrahi Bank, Ltd.	3,253	16,807

		1,626,248

Italy - 2.73%
A2A SpA	34,094	61,295
Alleanza Assicurazioni SpA	11,078	91,058
Assicurazioni Generali SpA	30,382	838,832
Autogrill SpA	3,019	23,133
Autostrade SpA	6,788	127,340
Banca Carige SpA	19,120	46,533
Banca Intesa SpA - Non convertible	23,848	61,692
Banca Monte dei Paschi Siena SpA	75,514	164,895
Banca Popolare di Milano SpA	10,841	65,165
Banche Popolari Unite SpA	17,928	262,937
Banco Popolare Societa Cooperativa	17,171	121,747
Bulgari SpA	4,306	27,440
Enel SpA	124,545	802,269
Eni SpA	74,215	1,785,884
Fiat SpA	19,842	132,825
Finmeccanica SpA	12,230	189,429
Fondiaria-Sai SpA	1,627	29,700
IFIL - Investments SpA	11,163	28,891
Intesa Sanpaolo SpA	216,012	784,704
Italcementi SpA, RNC	4,657	32,473
Italcementi SpA	1,850	24,040
Lottomatica SpA	1,866	46,447
Luxottica Group SpA	4,539	83,029
Mediaset SpA	20,583	118,600
Mediobanca SpA	13,982	143,786
Mediolanum SpA	7,539	32,761
Parmalat SpA	44,971	75,443

The accompanying notes are an integral part of the financial statements.

36

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued (showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Italy (continued)
Pirelli & Company SpA	64,952	$24,531
Prysmian SpA	3,710	58,752
Saipem SpA	7,203	122,851
Saras SpA	8,036	27,411
Snam Rete Gas SpA	20,245	113,089
Telecom Italia SpA - RSP	172,405	196,293
Telecom Italia SpA	291,943	480,297
Tenaris SA *	12,720	132,206
Terna SpA	34,112	112,569
UniCredito Italiano SpA	317,591	807,483
Unipol Gruppo Finanziario SpA, ADR	26,103	40,910

		8,318,740

Japan - 18.49%
ABC-MART, Inc. *	1,000	36,568
Acom Company, Ltd. (a)	1,207	51,013
Advantest Corp.	3,780	61,618
AEON Company, Ltd.	18,704	188,362
AEON Credit Service Company, Ltd.	1,877	19,790
Aeon Mall Company, Ltd.	1,400	27,064
Aioi Insurance Company, Ltd.	16,000	83,699
Aisin Seiki Company	5,079	72,745
Ajinomoto Company, Inc.	17,305	188,869
Alfresa Holdings Corp.	724	34,704
All Nippon Airways Company, Ltd.	17,715	69,818
Alps Electric Company, Ltd.	5,138	25,341
Amada Company, Ltd.	9,829	47,805
Aozora Bank, Ltd.	26,000	24,427
Asahi Breweries, Ltd.	10,701	185,021
Asahi Glass Company, Ltd.	27,191	154,997
Asahi Kasei Corp.	33,963	149,915
ASICS Corp.	5,000	40,515
Astellas Pharmaceuticals, Inc.	13,269	543,131
Bank of Kyoto, Ltd.	9,000	100,867
Benesse Corp.	1,854	81,133
Bridgestone Corp.	17,553	263,288
Brother Industries, Ltd.	6,400	38,180
Canon Sales Company, Inc.	2,000	32,206
Canon, Inc.	29,674	940,207
Casio Computer Company, Ltd.	7,133	45,012
Central Japan Railway Company, Ltd.	43	372,924
Chiba Bank, Ltd.	22,896	143,188
Chubu Electric Power Company, Inc.	19,177	584,090
Chugai Pharmaceutical Company, Ltd.	5,516	107,224
Chugoku Bank, Ltd.	4,000	61,804
Chugoku Electric Power Company, Inc.	7,600	200,111
Citizen Watch Company, Ltd.	10,135	36,534
Coca-Cola West Japan Company, Ltd.	1,777	38,421
Cosmo Oil Company, Ltd.	12,000	37,358
Credit Saison Company, Ltd.	3,991	55,404
Dai Nippon Printing Company, Ltd.	16,953	187,409
Daicel Chemical Industries, Ltd.	6,534	30,951
Daido Steel Company, Ltd.	8,000	24,268
Daihatsu Motor Company, Ltd.	7,000	61,858
Daiichi Sankyo Company, Ltd.	19,272	455,751
Daikin Industries, Ltd.	7,115	187,114
Dainippon Ink & Chemicals, Inc.	15,010	31,667

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Japan (continued)
Dainippon Screen Manufacturing Company, Ltd.	238	$463
Dainippon Sumitomo Pharma Company, Ltd.	3,000	28,088
Daito Trust Construction Company, Ltd.	2,319	121,734
Daiwa House Industry Company, Ltd.	13,715	134,470
Daiwa Securities Group, Inc.	36,251	217,626
Dena Company, Ltd. (a)	8	25,911
Denki Kagaku Kogyo Kabushiki Kaisha	16,477	40,575
Denso Corp.	13,322	225,733
Dentsu, Inc. (a)	60	117,154
Dowa Mining Company, Ltd.	8,534	31,545
East Japan Railway Company	94	714,462
Eisai Company, Ltd.	7,252	302,623
Electric Power Development Company, Ltd.	3,900	153,294
Elpida Memory, Inc. *	3,100	19,176
FamilyMart Company, Ltd.	1,860	80,777
Fanuc, Ltd.	5,279	378,355
Fast Retailing Company, Ltd.	1,266	185,764
Fuji Electric Holdings Company, Ltd.	11,420	17,206
Fuji Heavy Industries, Ltd.	14,000	38,474
Fuji Photo Film Company, Ltd.	13,467	300,639
Fuji Television Network, Inc.	11	15,736
Fujitsu, Ltd.	50,621	246,119
Fukuoka Financial Group, Inc.	23,000	100,533
Furukawa Electric Company, Ltd.	17,362	84,728
Gunma Bank	11,477	73,472
Hakuhodo DY Holdings, Inc.	570	31,097
Hankyu Hanshin Holdings, Inc.	35,000	202,134
Haseko Corp.	26,000	27,721
Hikari Tsushin, Inc.	700	13,306
Hino Motors, Ltd.	7,886	16,255
Hirose Electric Company, Ltd.	983	99,461
Hisamitsu Pharmaceutical Company, Inc.	1,800	73,580
Hitachi Capital Corp.	7	88
Hitachi Chemical, Ltd.	2,484	25,804
Hitachi Construction Machinery Company, Ltd.	3,343	39,973
Hitachi High-Technologies Corp.	1,800	28,825
Hitachi Metals, Ltd.	4,000	18,604
Hitachi, Ltd.	93,118	361,383
Hokkaido Electric Power Company, Inc.	5,568	140,773
Hokuhoku Financial Group, Inc.	32,134	76,069
Hokuriku Electric Power Company	4,800	135,782
Honda Motor Company, Ltd.	46,062	981,059
House Food Corp.	101	1,805
Hoya Corp.	11,892	207,708
Ibiden Company, Ltd.	3,700	76,715
Idemitsu Kosan Company, Ltd.	500	32,201
Inpex Holdings, Inc.	22	175,385
Isetan Mitsukoshi Holdings, Ltd. *	9,143	78,903
Ishikawajima-Harima Heavy Industries Company, Ltd.	36,134	46,093
Isuzu Motors, Ltd.	35,000	45,226
IT Holdings Corp. *	83	1,301
ITO EN, Ltd. (a)	1,706	25,184
Itochu Corp.	41,202	207,868
Itochu Techno-Science Corp.	1,248	30,491
Iyo Bank, Ltd.	7,000	87,129

The accompanying notes are an integral part of the financial statements.

37

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued (showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Japan (continued)
J Front Retailing Company, Ltd.	13,000	$53,794
JAFCO Company, Ltd.	1,253	32,022
Japan Airlines System Corp. *	26,953	63,578
Japan Petroleum Exploration Company, Ltd.	1,000	43,966
Japan Prime Realty Investment Corp., REIT	15	35,606
Japan Real Estate Investment Corp., REIT	11	98,265
Japan Retail Fund Investment Corp., REIT	10	43,194
Japan Tobacco, Inc.	125	414,043
JFE Holdings, Inc.	15,262	405,599
JGC Corp.	5,886	88,090
Joyo Bank, Ltd.	18,953	107,788
JS Group Corp.	6,516	100,690
JSR Corp.	4,833	54,372
Jupiter Telecommunications Company, Ltd.	100	104,084
Kajima Corp.	24,191	85,205
Kamigumi Company, Ltd.	5,534	49,168
Kaneka Corp.	9,829	62,785
Kansai Electric Power Company, Ltd.	21,178	613,441
Kansai Paint Company, Ltd.	5,238	26,911
Kao Corp.	14,362	436,250
Kawasaki Heavy Industries, Ltd.	39,963	80,670
Kawasaki Kisen Kaisha, Ltd.	16,067	75,355
KDDI Corp.	81	578,364
Keihin Electric Express Railway Company, Ltd.	11,067	97,734
Keio Electric Railway Company, Ltd.	15,715	94,558
Keisei Electric Railway Company, Ltd.	9,000	56,265
Keyence Corp.	1,147	235,722
Kikkoman Corp.	4,238	50,361
Kinden Corp.	2,591	23,435
Kintetsu Corp. (a)	47,792	219,869
Kirin Brewery Company, Ltd.	20,896	277,820
Kobe Steel Company, Ltd.	77,517	142,408
Komatsu, Ltd.	25,330	323,122
Konami Corp.	2,343	60,742
Konica Minolta Holdings, Inc.	12,891	100,303
Koyo Seiko Company, Ltd.	5,743	44,756
Kubota Corp.	31,782	230,114
Kuraray Company, Ltd.	10,300	80,700
Kurita Water Industries, Ltd.	3,319	89,725
Kyocera Corp.	4,438	321,301
Kyowa Hakko Kogyo Company, Ltd.	5,611	58,905
Kyushu Electric Power Company, Inc.	10,931	290,192
Lawson, Inc.	2,131	122,898
LeoPalace21 Corp.	3,402	34,471
Mabuchi Motor Company, Ltd.	918	38,056
Makita Corp.	3,543	79,271
Marubeni Corp.	49,202	188,373
Marui Company, Ltd.	8,664	50,620
Maruichi Steel Tube, Ltd.	1,700	47,430
Matsui Securities Company, Ltd.	4,900	40,941
Matsumotokiyoshi Holdings Company, Ltd.	48	996
Matsushita Electric Industrial Company, Ltd.	51,393	631,734
Matsushita Electric Works, Ltd.	11,181	99,701
Mazda Motor Corp.	25,000	42,403
Mediceo Holdings Company, Ltd.	4,590	55,209
Meiji Dairies Corp.	6,886	37,072

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Japan (continued)
Meitec Corp.	83	$1,434
Minebea Company, Ltd.	8,477	29,336
Mitsubishi Chemical Holdings Corp., ADR	33,500	148,442
Mitsubishi Corp.	37,856	536,195
Mitsubishi Electric Corp.	52,973	331,969
Mitsubishi Estate Company, Ltd.	32,782	541,522
Mitsubishi Gas & Chemicals Company, Inc.	10,829	44,434
Mitsubishi Heavy Industries, Ltd.	86,937	388,543
Mitsubishi Logistics Corp.	2,943	37,312
Mitsubishi Materials Corp.	32,020	81,046
Mitsubishi Motors Corp. * (a)	98,000	134,233
Mitsubishi Rayon Company, Ltd.	18,010	54,550
Mitsubishi UFJ Financial Group, Inc.	313,300	1,969,136
Mitsubishi UFJ Lease & Finance Company, Ltd.	2,070	52,756
Mitsui & Company, Ltd.	48,611	499,739
Mitsui Chemicals, Inc.	20,010	74,359
Mitsui Engineering & Shipbuilding Company, Ltd.	24,362	41,038
Mitsui Fudosan Company, Ltd.	24,248	404,268
Mitsui Mining & Smelting Company, Ltd.	16,010	33,963
Mitsui O.S.K. Lines, Ltd.	31,487	194,599
Mitsui Sumitomo Insurance Group Holdings, Inc. *	10,877	345,901
Mitsui Trust Holdings, Inc.	30,010	147,550
Mitsumi Electric Company, Ltd.	2,101	36,790
Mizuho Financial Group, Inc.	271	770,399
Mizuho Trust & Banking Company, Ltd.	41,000	52,017
Murata Manufacturing Company, Ltd.	5,704	223,662
Namco Bandai Holdings, Inc.	4,932	54,057
NEC Corp.	51,383	173,837
NEC Electronics Corp. *	1,148	10,870
NGK INSULATORS, Ltd.	7,829	88,716
NGK Spark Plug Company, Ltd.	5,238	42,082
NHK Spring Company, Ltd.	3,000	11,083
NICHIREI Corp.	534	2,560
Nidec Corp.	2,914	113,964
Nikon Corp.	9,181	110,196
Nintendo Company, Ltd.	2,808	1,073,082
Nippon Building Fund, Inc., REIT	13	142,893
Nippon Electric Glass Company, Ltd.	10,000	52,786
Nippon Express Company, Ltd.	20,191	85,107
Nippon Light Metal Company, Ltd.	124	126
Nippon Meat Packers, Inc.	5,238	79,732
Nippon Mining Holdings, Inc.	26,368	114,415
Nippon Oil Corp.	35,906	182,056
Nippon Paper Group, Inc.	30	118,478
Nippon Sheet Glass Company, Ltd.	18,829	62,338
Nippon Steel Corp.	141,464	464,891
Nippon Telegraph & Telephone Corp.	144	743,431
Nippon Yusen Kabushiki Kaisha	32,077	197,746
NIPPONKOA Insurance Company, Ltd.	18,000	140,036
Nishi-Nippon City Bank, Ltd.	18,000	52,354
Nissan Chemical Industries, Ltd.	5,238	50,773
Nissan Motor Company, Ltd.	62,310	224,168
Nissay Dowa General Insurance Company, Ltd. *	7,000	43,535

The accompanying notes are an integral part of the financial statements.

38

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued (showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Japan (continued)
Nisshin Seifun Group, Inc.	4,886	$64,526
Nisshin Steel Company	22,953	47,306
Nisshinbo Industries, Inc.	4,591	34,998
Nissin Food Products Company, Ltd.	2,384	83,079
Nitori Company, Ltd.	1,132	88,093
Nitto Denko Corp.	4,468	85,535
NOK Corp.	3,008	21,181
Nomura Holdings, Inc.	48,993	407,931
Nomura Real Estate Holdings, Inc. (a)	1,300	25,936
Nomura Real Estate Office Fund, Inc.	6	39,040
Nomura Research Institute, Ltd.	3,389	64,649
NSK, Ltd.	13,715	51,797
NTN Corp.	11,772	35,573
NTT Data Corp.	36	145,046
NTT DoCoMo, Inc.	451	887,710
NTT Urban Development Corp.	37	40,070
Obayashi Corp.	19,362	115,725
OBIC Company, Ltd.	210	34,295
Odakyu Electric Railway Company, Ltd.	19,305	169,979
Oji Paper Company, Ltd.	25,191	148,102
Olympus Optical Company, Ltd.	6,534	130,801
Omron Corp.	6,539	87,857
Ono Pharmaceutical Company, Ltd.	2,600	135,367
Onward Kashiyama Company, Ltd.	4,591	36,593
Oracle Corp. - Japan (a)	1,048	45,392
Oriental Land Company, Ltd.	1,307	107,304
ORIX Corp.	2,504	142,981
Osaka Gas Company, Ltd.	52,155	241,177
Otsuka Corp.	400	18,218
Promise Company, Ltd.	2,381	60,394
Q.P. Corp.	13	178
Rakuten, Inc. *	170	108,238
Resona Holdings, Inc. (a)	135	199,708
Ricoh Company, Ltd.	19,601	251,220
Rinnai Corp.	48	1,883
Rohm Company, Ltd.	2,673	134,951
SANKYO Company, Ltd.	1,407	70,981
Santen Pharmaceutical Company, Ltd.	2,200	66,479
Sanwa Shutter Corp.	238	915
Sanyo Electric Company, Ltd. * (a)	54,849	102,604
Sapporo Hokuyo Holdings, Inc.	8	30,800
Sapporo Holdings	8,534	54,054
SBI Holdings, Inc.	486	75,028
Secom Company, Ltd.	5,610	289,490
SEGA SAMMY HOLDINGS, Inc.	5,808	67,727
Seiko Epson Corp.	3,878	61,706
Sekisui Chemical Company, Ltd.	12,772	79,736
Sekisui House, Ltd.	12,362	109,063
Seven & I Holdings Company, Ltd.	22,619	777,450
Sharp Corp.	27,782	200,266
Shikoku Electric Power Company, Inc.	5,100	171,947
Shimadzu Corp.	7,000	44,064
Shimamura Company, Ltd.	624	48,176
Shimano, Inc.	2,131	83,890
Shimizu Corp.	16,305	95,717
Shin-Etsu Chemical Company, Ltd.	11,589	534,850

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Japan (continued)
Shinko Electric Industries Company, Ltd.	2,000	$16,331
Shinko Securities Company, Ltd.	14,000	30,718
Shinsei Bank, Ltd.	50,906	80,570
Shionogi & Company, Ltd.	8,477	218,919
Shiseido Company, Ltd.	9,477	194,893
Shizuoka Bank, Ltd.	18,658	216,821
Showa Denko K.K.	34,839	50,460
Showa Shell Sekiyu K.K.	5,545	54,951
SMC Corp.	1,636	168,536
SOFTBANK Corp.	21,512	390,683
Sojitz Holdings Corp.	30,209	50,485
Sompo Japan Insurance, Inc.	23,896	176,942
Sony Corp. *	28,058	613,682
Sony Financial Holdings, Inc.	20	76,329
Square Enix Company, Ltd.	2,200	70,988
Stanley Electric Corp.	3,492	36,871
Sumco Corp.	3,300	41,924
Sumitomo Bakelite Company, Ltd.	238	961
Sumitomo Chemical Company, Ltd.	43,554	149,305
Sumitomo Corp.	33,534	297,422
Sumitomo Electric Industries, Ltd.	21,301	164,895
Sumitomo Heavy Industries, Ltd.	14,010	56,044
Sumitomo Metal Industries, Ltd.	112,423	277,698
Sumitomo Metal Mining Company, Ltd.	15,715	168,113
Sumitomo Mitsui Financial Group, Inc.	193	800,530
Sumitomo Realty & Development Company, Ltd.	11,124	167,217
Sumitomo Rubber Industries, Inc.	6,300	54,837
Sumitomo Titanium Corp.	600	15,123
Sumitomo Trust & Banking Company, Ltd.	38,554	227,902
Suruga Bank, Ltd.	4,886	48,540
Suzuken Company, Ltd.	2,077	61,920
Suzuki Motor Corp.	9,600	134,175
T&D Holdings, Inc.	5,659	239,522
TAIHEIYO CEMENT Corp.	24,191	46,635
Taisei Corp.	32,134	88,578
Taisho Pharmaceuticals Company, Ltd.	4,238	90,278
Taiyo Nippon Sanso Corp.	7,181	55,430
Takashimaya Company, Ltd.	9,181	69,775
Takeda Pharmaceutical Company, Ltd.	23,351	1,217,107
Takefuji Corp.	3,444	28,256
Tanabe Seiyaku Company, Ltd.	7,000	105,656
TDK Corp.	3,632	134,190
Teijin, Ltd.	26,896	76,399
Terumo Corp.	4,597	215,348
The 77th Bank, Ltd.	8,477	46,141
The Bank of Yokohama, Ltd.	32,316	190,625
The Hachijuni Bank, Ltd.	11,000	63,255
The Hiroshima Bank, Ltd.	13,000	56,889
The Japan Steel Works, Ltd.	9,000	126,007
The Tokyo Electric Power Company, Ltd.	34,833	1,162,786
THK Company, Ltd.	4,119	43,348
Tobu Railway Company, Ltd.	22,248	132,923
Toda Corp.	238	870
Toho Company, Ltd.	2,467	53,086
Toho Gas Company, Ltd.	13,000	85,782

The accompanying notes are an integral part of the financial statements.

39

JOHN HANCOCK TRUST PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued (showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Japan (continued)
Tohoku Electric Power Company, Inc.	11,820	$319,745
Tokio Marine Holdings, Inc.	19,000	562,959
Tokuyama Corp.	6,000	50,870
Tokyo Broadcasting Company, Ltd.	1,148	17,515
Tokyo Electron, Ltd.	5,168	181,932
Tokyo Gas Company, Ltd.	63,165	320,176
Tokyo Steel Manufacturing Company, Ltd.	3,200	33,576
Tokyo Tatemono Company, Ltd.	9,000	41,246
Tokyu Corp.	31,134	156,973
Tokyu Land Corp.	12,829	49,174
TonenGeneral Sekiyu K.K.	7,829	78,448
Toppan Printing Company, Ltd.	16,010	123,682
Toray Industries, Inc.	37,611	191,409
Toshiba Corp.	86,289	355,061
Tosoh Corp.	13,772	33,991
Toto, Ltd. (a)	6,829	43,156
Toyo Seikan Kaisha, Ltd.	3,691	63,979
Toyo Suisan Kaisha, Ltd.	2,295	66,134
Toyobo Company, Ltd.	67	102
Toyoda Gosei Company, Ltd.	1,966	23,150
Toyota Boshoku Corp.	1,600	13,037
Toyota Industries Corp.	5,210	112,229
Toyota Motor Corp.	78,453	2,593,525
Toyota Tsusho Corp.	6,500	69,978
Trend Micro, Inc. *	2,767	97,185
Tsumura & Company, Ltd.	1,500	55,677
Ube Industries, Ltd.	25,963	72,934
UNI Charm Corp.	1,042	78,391
UNY Company, Ltd.	4,238	46,898
Ushio, Inc.	2,343	30,957
USS Company, Ltd.	787	41,761
West Japan Railway Company, Ltd.	50	227,821
Yahoo Japan Corp.	404	165,767
Yakult Honsha Company, Ltd.	3,043	65,111
Yamada Denki Company, Ltd.	2,504	175,034
Yamaguchi Financial Group, Inc.	6,000	67,478
Yamaha Corp.	4,774	44,384
Yamaha Motor Company, Ltd.	5,209	54,811
Yamato Kogyo Company, Ltd.	800	21,651
Yamato Transport Company, Ltd.	11,420	149,337
Yamazaki Baking Company, Ltd.	2,591	39,859
YASKAWA Electric Corp.	7,000	28,273
Yokogawa Electric Corp.	5,686	37,419

		56,300,145

Luxembourg - 0.29%
ArcelorMittal	24,422	591,974
Millicom International Cellular SA, ADR *	1,911	90,295
Reinet Investments SCA (Depository Receipt) *	7,937	8,327
Reinet Investments SCA *	2,087	20,307
SES, ADR	8,223	159,366

		870,269

Malaysia - 0.50%
AirAsia BHD *	21,700	5,441
AMMB Holdings BHD	41,287	29,610
Berjaya Sports Toto BHD	22,700	31,440

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Malaysia (continued)
British American Tobacco Malaysia BHD	3,500	$45,060
Bursa Malaysia BHD	8,000	11,957
Commerce Asset Holdings	67,800	114,864
Digi.Com BHD	11,000	69,403
Gamuda BHD	42,200	23,181
Genting BHD	73,500	79,023
Guinness Anchor BHD	3,700	5,411
Hong Leong Bank BHD	12,300	18,087
Hong Leong Credit BHD	5,600	6,449
IGB Corp. BHD	17,700	7,091
IJM Corp. BHD *	13,950	11,343
IOI Corp. BHD	104,725	108,601
IOI Properties BHD *	2,000	1,161
KLCC Property Holdings BHD	11,300	9,155
KNM Group BHD	117,150	13,838
Kuala Lumpur Kepong BHD	11,350	29,325
Lafarge Malayan Cement BHD	9,360	10,697
Malayan Bank BHD	65,250	96,505
Malaysian Airline System BHD	9,200	8,162
Malaysian Plantations BHD	17,900	9,443
MISC BHD	29,800	72,442
MMC Corp. BHD	16,400	4,953
Parkson Holdings BHD	19,800	22,911
Petronas Dagangan BHD	6,600	13,756
Petronas Gas BHD	13,100	37,171
PLUS Expressways BHD	38,500	33,218
PPB Group BHD	19,500	52,566
Public Bank BHD	28,000	70,991
Resorts World BHD	75,800	49,724
RHB Capital BHD	8,300	9,371
Sime Darby BHD	78,201	118,074
SP Setia BHD	23,100	20,794
Tanjong PLC	5,700	21,977
Telekom Malaysia, BHD	27,600	24,647
Tenaga Nasional BHD	34,700	62,934
TM International BHD *	27,600	29,008
UEM Land Holdings BHD *	24,125	3,730
UMW Holdings BHD	24,700	36,848
YTL Corp. BHD	22,400	45,768
YTL Power International BHD	82,365	45,312

		1,521,442

Mexico - 0.88%
Alfa SA de CV	9,536	20,314
America Movil SA de CV	500,560	768,090
Banco Compartamos SA de CV, ADR	6,600	11,915
Carso Global Telecom SAB de CV *	23,200	90,297
Cemex SA de CV *	215,377	195,027
Coca-Cola Femsa SA de CV	7,859	34,271
Desarrolladora Homex SA de CV *	7,400	27,840
Empresas ICA Sociedad Controladora SA de CV *	15,900	26,235
Fomento Economico Mexicano SA de CV	63,065	188,532
Grupo Aeroportuario del Pacifico SA de CV, B Shares	14,100	32,001
Grupo Bimbo SA de CV	8,888	37,417
Grupo Carso SA de CV	19,062	50,241

The accompanying notes are an integral part of the financial statements.

40

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Mexico (continued)
Grupo Elektra SA de CV	2,100	$89,468
Grupo Financiero Banorte SA de CV	38,757	69,966
Grupo Financiero Inbursa SA de CV	33,441	78,480
Grupo Mexico SA	120,162	77,224
Grupo Modelo SA	15,208	48,320
Grupo Televisa SA	70,243	207,455
Industrias Penoles SA de CV	2,750	33,758
Kimberly-Clark de Mexico SA de CV	14,226	47,254
Telefonos de Mexico SA de CV	168,320	174,416
Telmex Internacional SAB de CV	196,420	110,489
Urbi Desarrollos Urbanos SA de CV *	17,600	24,020
Wal-Mart de Mexico SA de CV, Series V	89,165	238,228

		2,681,258

Netherlands - 1.77%
Aegon NV	37,400	236,092
Akzo Nobel NV	6,475	267,080
ASML Holding NV	10,849	195,577
Corio NV	926	42,641
DSM NV	3,535	90,712
Fugro NV	1,436	41,275
Heineken Holding NV	3,000	85,694
Heineken NV	6,485	198,549
ING Groep NV	51,804	570,152
Koninklijke (Royal) KPN NV	50,238	730,382
Koninklijke (Royal) Philips Electronics NV	28,616	567,361
Koninklijke Ahold NV	33,834	416,933
Koninklijke Boskalis Westinster NV	1,367	31,893
Randstad Holdings NV	2,687	54,836
Reed Elsevier NV	16,909	201,038
SBM Offshore NV	3,495	45,917
SNS Reaal	3,557	19,551
STMicroelectronics NV	18,012	120,800
TNT Post Group NV	10,406	202,140
Unilever NV (a)	45,884	1,112,135
Wolters Kluwer NV	7,859	149,011

		5,379,769

New Zealand - 0.07%
Auckland International Airport, Ltd.	27,201	25,809
Contact Energy, Ltd.	8,018	34,468
Fletcher Building, Ltd.	15,001	50,543
Sky City Entertainment Group, Ltd.	13,449	24,606
Telecom Corp. of New Zealand, Ltd. (a)	56,205	75,541

		210,967

Norway - 0.44%
Aker Kvaerner ASA	5,105	33,762
Den Norske Bank ASA	20,401	80,944
Lighthouse Caledonia ASA *	688	79
Norsk Hydro ASA	20,922	85,245
Orkla ASA	24,683	164,233
Prosafe Production Public, Ltd. *	5,400	8,698
Renewable Energy Corp. ASA *	5,236	50,154
Statoil ASA	37,272	623,366
Telenor ASA	24,791	167,250
Yara International ASA	5,212	114,647

		1,328,378

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Peru - 0.12%
Cia de Minas Buenaventura SA	5,790	$117,109
Credicorp SA	2,108	105,801
Credicorp, Ltd., ADR	90	4,496
Southern Peru Copper Corp.	8,121	132,291

		359,697

Philippines - 0.08%
Ayala Corp.	4,656	21,042
Ayala Land, Inc.	163,200	22,702
Banco De Oro	8,886	4,591
Bank of the Philippine Islands	40,320	33,684
Filinvest Land, Inc.	98,991	842
Globe Telecommunications, Inc.	830	13,533
Jollibee Foods Corp.	10,900	9,728
Manila Electric Company	6,697	8,380
Metropolitan Bank & Trust Company	15,500	7,771
Philippine Long Distance Telephone Company	1,660	75,866
PNOC Energy Development Corp.	166,351	6,934
SM Investments Corp.	4,340	17,874
SM Prime Holdings, Ltd.	136,479	22,111

		245,058

Poland - 0.28%
Bank Handlowy w Warszawie SA *	1,616	26,291
Bank Millennium SA	8,639	8,467
Bank Pekao SA	4,040	173,306
Bank Zachodni WBK SA	639	24,107
Boryszew SA *	661	471
BRE Bank SA *	258	17,374
Cersanit-Krasnystaw SA *	2,113	9,862
Computerland SA *	207	1,780
Debica SA	64	821
Getin Holding SA *	5,118	8,670
Globe Trade Centre SA *	3,523	18,163
Grupa Lotos SA *	722	2,924
ING Bank Slaski SA *	170	24,769
KGHM Polska Miedz SA	3,520	33,586
Orbis SA	867	9,555
PBG SA *	272	18,056
Polimex Mostostal SA	12,839	13,269
Polish Oil & Gas Company	34,491	42,011
Polski Koncern Naftowy Orlen SA	9,416	82,033
Powszechna Kasa Oszczednosci Bank Polski SA	14,693	177,430
Softbank SA	1,147	18,403
Telekomunikacja Polska SA	20,546	133,444
TVN SA	4,829	21,999

		866,791

Portugal - 0.26%
Banco Comercial dos Acores SA * (a)	61,360	70,049
Banco Espirito Santo SA	5,675	52,856
Brisa Auto Estrada, SA (a)	8,769	65,729
Cimpor-Cimentos De Portugal SA (a)	6,693	32,499
EDP Renovaveis SA *	7,832	54,780
Electricidade de Portugal SA	56,926	214,154
Galp Energia SGPS SA	4,879	48,986
Jeronimo Martins, SGPS SA	8,258	45,865

The accompanying notes are an integral part of the financial statements.

41

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Portugal (continued)
Portugal Telecom, SGPS, SA	20,146	$172,406
PT Multimedia.com, SGPS, SA (a)	5,234	27,152

		784,476

Russia - 0.88%
Comstar United Telesystems, GDR *	5,644	22,294
Gazprom OAO, SADR (US)	72,355	1,031,059
Gazprom OAO, SADR	1,840	26,509
JSC MMC Norilsk Nickel, ADR	23,181	147,431
Lukoil Oil Company, ADR	15,208	480,573
Mechel Steel Group, ADR (a)	4,510	18,040
Mobile Telesystems, SADR	6,211	165,710
NovaTek OAO, ADR	2,414	46,552
Novolipetsk Steel, ADR	5,757	58,721
Polyus Gold Company ZAO, SADR	4,190	43,995
Rostelecom, ADR	2,023	112,236
Sberbank, GDR	2,607	130,350
Sibirtelecom, ADR	632	1,264
Sistema JSFC, Reg. S, Spons. GDR	3,109	17,240
Surgutneftegaz, ADR (a)	22,165	113,042
Tatneft, ADR	2,024	70,840
UralsvyAzinform, ADR	1,479	2,869
Vimpel-Communications, SADR	14,420	103,247
VolgaTelecom, ADR	1,355	1,463
VTB Bank OJSC, GDR	25,800	56,455
Wimm-Bill-Dann Foods OJSC, ADR *	591	15,549

		2,665,439

Singapore - 0.77%
Ascendas, REIT *	31,395	30,203
Capitaland, Ltd.	46,725	101,951
CapitaMall Trust *	40,291	44,835
Chartered Semiconductor Manufacturing, Ltd. *	430	54
City Developments, Ltd.	15,715	70,308
ComfortDelGro Corp., Ltd.	53,269	53,961
Cosco Corp. Singapore, Ltd.	24,000	16,044
DBS Group Holdings, Ltd.	31,316	184,463
Fraser and Neave, Ltd.	33,200	68,644
Genting International PLC *	70,000	21,970
Golden Agri-Resources, Ltd.	136,000	22,411
Jardine Cycle and Carriage, Ltd.	3,924	26,097
Keppel Corp., Ltd.	38,810	117,831
Neptune Orient Lines, Ltd.	13,362	10,500
Olam International, Ltd.	42,700	34,422
Oversea-Chinese Banking Corp., Ltd.	74,448	258,862
Parkway Holdings, Ltd.	16,042	13,903
SembCorp Industries, Ltd.	27,415	44,723
SembCorp Marine, Ltd.	25,706	30,298
Singapore Airlines, Ltd.	15,880	124,895
Singapore Exchange, Ltd.	24,601	87,633
Singapore Press Holdings, Ltd.	45,059	97,702
Singapore Technologies Engineering, Ltd.	40,202	66,575
Singapore Telecommunications, Ltd.	232,430	414,203
Suntec Real Estate Investment Trust *	191	95
United Overseas Bank, Ltd.	35,963	324,998
United Overseas Land, Ltd.	16,568	25,787

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Singapore (continued)
Wilmar International, Ltd.	28,000	$54,862

		2,348,230

South Africa - 1.43%
ABSA Group, Ltd.	7,597	89,389
Adcock Ingram Holdings, Ltd. *	4,907	20,700
African Bank Investments, Ltd.	27,463	76,511
African Rainbow Minerals, Ltd.	3,286	39,763
Anglo Platinum, Ltd.	2,090	118,023
AngloGold Ashanti, Ltd.	7,210	199,971
Aspen Pharmacare Holdings, Ltd. *	6,949	25,361
Aveng, Ltd.	10,687	35,661
Barloworld, Ltd.	6,212	28,268
Bidvest Group, Ltd. *	7,684	87,501
British American Tobacco PLC *	5,059	134,210
Discovery Holdings, Ltd., ADR	1	3
FirstRand, Ltd.	82,249	144,678
Foschini, Ltd.	6,113	31,815
Gold Fields, Ltd.	18,386	183,293
Growthpoint Properties, Ltd.	32,123	52,316
Harmony Gold Mining Company, Ltd. *	10,168	110,072
Hulamin, Ltd.	107	153
Impala Platinum Holdings, Ltd.	15,807	232,952
Imperial Holdings, Ltd.	5,062	32,915
Investec, Ltd.	4,948	22,596
Kumba Iron Ore, Ltd.	2,433	42,896
Kumba Resources, Ltd.	3,477	27,183
Liberty Holdings, Ltd.	3,638	24,531
Massmart Holdings, Ltd.	5,969	54,732
Mittal Steel South Africa, Ltd.	5,794	55,871
MTN Group, Ltd.	43,874	517,281
Murray & Roberts Holdings, Ltd.	8,631	45,129
Naspers, Ltd.	10,115	182,983
Nedbank Group, Ltd.	6,222	64,358
Network Healthcare Holdings, Ltd. *	37,390	33,971
Northam Platinum, Ltd.	5,619	12,637
Pick’n Pay Stores, Ltd.	6,260	24,371
Pretoria Portland Cement Company, Ltd.	14,359	48,762
Remgro, Ltd.	12,460	103,061
Reunert, Ltd.	5,060	27,898
RMB Holdings, Ltd.	26,897	75,038
Sanlam, Ltd.	66,683	122,577
Sappi, Ltd.	6,291	25,474
Sasol, Ltd.	17,464	531,110
Shoprite Holdings, Ltd.	12,856	73,942
Standard Bank Group, Ltd.	32,158	290,149
Steinhoff International Holdings, Ltd. *	29,777	40,424
Super Group, Ltd. *	2,898	528
Telkom SA, Ltd.	8,779	109,011
Tiger Brands, Ltd.	4,907	75,960
Truworths International, Ltd.	13,754	50,887
Woolworths Holdings, Ltd.	24,928	34,386

		4,361,301

South Korea - 2.22%
Amorepacific Corp. *	90	47,065
Asiana Airlines *	814	2,287

The accompanying notes are an integral part of the financial statements.

42

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

South Korea (continued)
Cheil Industries, Inc. *	1,420	$46,143
CJ CheilJedang Corp. *	210	30,459
Daegu Bank *	3,940	21,434
Daelim Industrial Company, Ltd. *	810	29,619
Daewoo Engineering & Construction Company, Ltd. *	4,550	32,907
Daewoo International Corp. *	1,390	25,820
Daewoo Securities Company, Ltd.	3,570	37,405
Daewoo Shipbuilding & Marine Engineering Company, Ltd. *	2,970	37,440
DC Chemical Company, Ltd. *	340	60,997
Dongbu Insurance Company, Ltd.	990	11,770
Dongkuk Steel Mill Company, Ltd. *	1,070	23,605
Doosan Corp. *	370	29,130
Doosan Heavy Industries and Construction Company, Ltd. *	900	46,381
Doosan Infracore Company, Ltd. *	2,090	24,947
GS Engineering & Construction Corp. *	1,110	52,649
GS Holdings Corp. *	1,880	41,144
Hana Financial Group, Inc.	3,590	57,187
Hanjin Heavy Industries & Construction Company, Ltd. *	1,053	24,715
Hanjin Shipping Company, Ltd. *	1,680	24,883
Hankook Tire Company, Ltd. *	3,350	41,371
Hanwha Chem Corp. *	2,217	10,844
Hanwha Corp. *	1,280	20,088
Hite Holdings Company, Ltd. *	200	2,662
Hite Holdings Company, Ltd. *	162	21,509
Honam Petrochemical Corp. *	390	16,374
Hynix Semiconductor, Inc. *	9,830	53,876
Hyosung Corp. *	700	21,873
Hyundai Department Store Company, Ltd. *	400	20,470
Hyundai Development Company *	1,990	52,687
Hyundai Engineering & Construction Company, Ltd. *	1,380	64,079
Hyundai Heavy Industries *	1,250	204,366
Hyundai Mipo Dockyard *	380	42,032
Hyundai Mobis *	1,720	87,724
Hyundai Motor Company, Ltd.	4,460	142,708
Hyundai Securities Company, Ltd.	4,165	32,978
Hyundai Steel Company *	1,810	55,820
Industrial Bank of Korea *	4,960	31,131
Kangwon Land, Inc. *	3,350	37,046
KB Financial Group, Inc. *	2,130	56,989
KCC Corp.	150	35,035
Kia Motors Corp. *	5,990	31,848
Korea Electric Power Corp., ADR *	12,176	141,363
Korea Electric Power Corp. *	1,920	44,764
Korea Exchange Bank *	7,290	37,538
Korea Gas Corp. *	620	28,716
Korea Investment Holdings Company, Ltd.	1,160	22,608
Korea Line Corp. *	160	8,674
Korea Zinc Company, Ltd. *	340	20,279
Korean Air Lines Company, Ltd. *	1,139	35,108
Korean Reinsurance Company, Ltd.	15	131
KT Corp., SADR *	6,342	93,037
KT Corp. *	690	20,581

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

South Korea (continued)
KT Freetel Company, Ltd. *	2,230	$55,875
KT&G Corp. *	3,440	217,592
Kumho Industrial Company, Ltd. *	540	5,719
LG Chem, Ltd. *	1,505	86,635
LG Corp. *	2,970	103,143
LG Dacom Corp. *	1,000	16,047
LG Display Company, Ltd., ADR *	2,360	19,541
LG Display Company, Ltd. *	4,390	73,167
LG Electronics, Inc.	2,730	165,774
LG Household & Health Care, Ltd. *	310	47,243
LG Telecom, Ltd. *	3,558	28,318
Lotte Confectionery Company, Ltd. *	20	20,891
Lotte Shopping Company, Ltd. *	270	45,840
LS Cable, Ltd. *	520	32,276
Mirae Asset Securities Company, Ltd.	554	33,152
NHN Corp. *	1,144	120,937
Pacific Corp. *	20	1,693
POSCO	1,780	540,535
Pusan Bank *	3,930	18,640
Samsung Card Company, Ltd. *	950	28,259
Samsung Corp. *	3,840	124,101
Samsung Electro-Mechanics Company, Ltd. *	1,870	50,352
Samsung Electronics Company, Ltd.	3,190	1,163,042
Samsung Engineering Company, Ltd. *	1,000	35,552
Samsung Fire & Marine Insurance Company, Ltd.	1,170	177,793
Samsung Heavy Industries Company, Ltd. *	5,340	99,158
Samsung SDI Company, Ltd. *	1,070	47,579
Samsung Securities Company, Ltd.	1,660	83,750
Samsung Techwin Company, Ltd. *	1,460	33,829
Shinhan Financial Group Company, Ltd. *	10,020	238,419
Shinsegae Company, Ltd. *	430	167,060
SK Corp. *	1,039	79,871
SK Energy Company, Ltd. *	1,870	115,004
SK Networks Company, Ltd. *	3,090	21,119
SK Telecom Company, Ltd., ADR	9,437	171,565
SK Telecom Company, Ltd.	60	9,973
S-Oil Corp.	1,400	69,190
STX Pan Ocean Company, Ltd. *	3,650	28,256
STX Shipbuilding Company, Ltd. *	1,300	13,465
Taihan Electric Wire Company, Ltd. *	580	8,408
Tong Yang Investment Bank	6	30
Woongjin Coway Company, Ltd. *	1,150	24,662
Woori Finance Holdings Company, Ltd. *	6,580	34,218
Woori Investment & Securities Company, Ltd.	2,910	29,829
Yuhan Corp. *	199	34,939

		6,766,737

Spain - 3.32%
Abertis Infraestructuras SA	6,862	122,983
Acciona SA	731	92,948
Acerinox SA	3,649	59,314
ACS Actividades SA	5,561	258,233
Banco Bilbao Vizcaya Argentaria SA	100,000	1,239,038
Banco de Sabadell SA	24,976	170,981
Banco de Valencia SA	5,341	57,138
Banco Popular Espanol SA	23,046	199,891

The accompanying notes are an integral part of the financial statements.

43

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Spain (continued)
Banco Santander Central Hispano SA	220,212	$2,127,401
Bankinter SA, ADR	8,821	79,787
Cintra Concesiones de Infraestructuras de Transporte SA	5,813	44,109
Corporacion Mapfre SA	23,037	78,566
Criteria Caixacorp SA	26,766	106,779
Enagas	5,628	124,274
Fomento de Construcciones SA	1,025	34,087
Gamesa Corporacion Tecnologica SA	5,577	101,687
Gas Natural SDG SA	2,796	76,077
Gestevision Telecinco SA	1,894	20,402
Grifols SA	3,478	60,940
Grupo Ferrovial SA	1,536	42,846
Iberdrola Renovables SA *	22,984	100,202
Iberdrola SA	97,615	909,937
Iberia Lineas Aereas de Espana SA	12,537	35,360
Indra Sistemas SA	3,134	71,934
Industria de Diseno Textil SA	5,872	261,485
Red Electrica De Espana	2,723	138,810
Repsol YPF SA	19,929	425,488
Sacyr Vallehermoso SA	2,028	18,386
Telefonica SA	120,479	2,719,413
Union Fenosa SA	10,825	271,225
Zardoya Otis SA	3,550	63,806
Zeltia SA *	175	846

		10,114,373

Sweden - 1.38%
Alfa Laval AB	9,604	85,740
Assa Abloy AB, Series B	7,699	89,532
Atlas Copco AB, Series A, ADR	17,518	154,132
Atlas Copco AB, Series B, ADR	9,623	75,345
Electrolux AB, Series B	6,076	53,165
Ericsson (LM), Series B	80,490	627,490
Getinge AB, Series B	4,781	58,014
Getinge AB *	531	6,127
Hennes & Mauritz AB, B shares	13,932	554,147
Holmen AB, Series B	1,071	26,801
Husqvarna AB, B Shares	7,638	41,094
Investor AB, B shares	12,400	189,137
Loomis AB *	1,539	9,536
Lundin Petroleum AB, Series A *	5,165	27,719
Modern Times Group AB, Series B	1,185	25,943
Nordea Bank AB	56,802	404,866
Sandvik AB	26,311	169,004
Scania AB, Series B	9,152	93,125
Securitas AB, Series B	7,699	64,817
Skandinaviska Enskilda Banken AB, Series A	12,467	100,637
Skanska AB, Series B	9,559	98,044
SKF AB, B Shares	10,752	109,414
SSAB Svenskt Stal AB, Series A	4,422	39,215
SSAB Svenskt Stal AB, Series B	2,192	18,276
Svenska Cellulosa AB, ADR	14,576	126,555
Svenska Handelsbanken AB, Series A	12,439	205,694
Swedbank AB, A shares	9,800	57,886
Swedish Match AB	6,653	96,048
Tele2 AB, Series B	7,740	70,042

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Sweden (continued)
Teliasonera AB	60,043	$302,378
Volvo AB, Series A	11,003	63,464
Volvo AB, Series B	28,920	164,578

		4,207,965

Switzerland - 6.40%
ABB, Ltd. *	63,433	967,361
Actelion, Ltd. *	3,136	177,408
Adecco SA	4,055	138,819
Aryzta AG *	2,600	83,544
Baloise Holding AG	1,633	123,321
BKW FMB Energie AG	579	55,915
Compagnie Financiere Richemont SA	15,251	290,591
Credit Suisse Group AG	30,707	860,550
EFG International, ADR	1,808	32,309
Geberit AG, ADR	1,210	130,862
Givaudan AG	203	160,410
Holcim, Ltd.	6,237	360,998
Julius Baer Holding AG	6,317	244,830
Kuehne & Nagel International AG	1,719	111,337
Lindt & Spruengli AG-PC	30	56,132
Lindt & Spruengli AG-REG	4	86,050
Logitech International SA *	5,503	86,361
Lonza Group AG	1,416	131,279
Nestle SA	108,830	4,309,462
Nobel Biocare Holding AG, Series BR	3,630	74,959
Novartis AG	67,652	3,388,108
Pargesa Holding SA, ADR	926	61,886
Phonak Holding AG	1,549	94,144
Roche Holdings AG - Genusschein	20,231	3,132,104
Schindler Holding AG	1,642	75,334
Societe Generale de Surveillance Holdings AG	145	151,649
Straumann Holding AG	290	51,408
Sulzer AG	1,040	60,016
Swatch Group AG, BR shares	994	140,191
Swatch Group AG	1,748	48,172
Swiss Life Holding *	1,173	81,340
Swiss Re	10,312	504,933
Swisscom AG	694	225,123
Syngenta AG	3,039	590,373
Synthes AG	1,827	231,674
UBS AG - CHF *	84,196	1,224,997
Unaxis Holding AG *	257	17,187
Zurich Financial Services AG	4,234	925,048

		19,486,185

Taiwan - 1.54%
Acer Sertek, Inc.	62,843	82,209
Advanced Semiconductor Engineering, Inc.	103,940	37,585
Advantech Company, Ltd.	6,614	9,639
Asia Cement Corp.	45,792	39,987
Asia Optical Company, Inc.	79	94
Asustek Computer, Inc.	89,550	101,056
AU Optronics Corp.	164,056	124,368
BenQ Corp.	33,048	6,607
Catcher Technology Company, Ltd.	11,440	19,110
Cathay Financial Holdings Company, Ltd.	154,350	173,900

The accompanying notes are an integral part of the financial statements.

44

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Taiwan (continued)
Chang Hwa Commercial Bank, Ltd.	99,000	$38,967
Cheng Shin Rubber Industry Company, Ltd.	18,457	15,966
Cheng Uei Precision Industry Company, Ltd.	6,615	7,309
Chi Mei Optoelectronics Corp.	102,648	33,967
China Airlines, Ltd. *	30,895	7,226
China Development Financial Holdings Corp.	245,989	54,899
China Motor Company, Ltd.	65	17
China Steel Corp.	220,131	155,813
Chinatrust Finance Holding Company, Ltd.	198,799	85,085
Chunghwa Picture Tubes, Ltd.	164,000	16,814
Chunghwa Telecom Company, Ltd. *	147,399	237,431
CMC Magnetics Corp. *	65,000	10,318
Compal Communications, Inc.	5,512	2,996
Compal Electronics, Inc.	77,832	41,150
Delta Electronics, Inc.	40,698	79,214
D-Link Corp.	317	224
E.Sun Financial Holding Company, Ltd.	82,160	22,072
Epistar Corp.	10,064	9,146
Eternal Chemical Company, Ltd.	13,552	6,692
EVA Airways Corp. *	30,000	6,918
Evergreen Marine Corp.	25,000	11,828
Everlight Electronics Company, Ltd.	6,119	8,115
Far Eastern Department Stores Company, Ltd.	16,800	9,586
Far Eastern Textile, Ltd.	70,390	45,309
Far EasTone Telecommunications Company, Ltd.	16,159	18,414
First Financial Holding Company, Ltd.	118,707	63,411
Formosa Chemicals & Fibre Corp.	75,000	91,911
Formosa Petrochemical Corp.	29,000	60,187
Formosa Plastic Corp.	103,000	137,403
Formosa Taffeta Company, Ltd.	18,000	9,378
Foxconn Technology Company, Ltd.	11,385	26,961
Fubon Group Company, Ltd.	96,000	70,454
Fuhwa Financial Holdings Company, Ltd.	150,130	68,355
HannStar Display Corp.	105,031	13,800
High Tech Computer Corp.	14,820	148,761
Hon Hai Precision Industry Company, Ltd.	147,687	291,203
Hua Nan Financial Holdings Company, Ltd.	89,760	50,895
InnoLux Display Corp.	56,840	42,325
Inotera Memories, Inc. *	380	94
Inventec Appliances Corp.	775	515
Inventec Company, Ltd.	37,485	10,622
KGI Securities Company, Ltd.	57,000	18,574
Kinsus Interconnect Technology Corp.	7,035	6,656
Largan Precision Company, Ltd.	3,121	19,472
Lite-On Technology Corp.	46,040	30,298
Macronix International Company, Ltd.	68,858	18,303
MediaTek, Inc.	21,260	143,792
Mega Financial Holding Company, Ltd.	228,000	80,416
Mitac International	25,814	9,316
Mosel Vitelic, Inc. *	690	155
Motech Industries, Inc.	3,598	8,540
Nan Ya Plastics Corp.	128,000	138,528
Nan Ya Printed Circuit Board Corp.	5,132	10,870
Nanya Technology Corp. *	54,587	10,124
Novatek Microelectronics Corp., Ltd.	11,325	10,816

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Taiwan (continued)
Pan-International Industrial Company, Ltd.	300	$212
Polaris Securities Company, Ltd.	56,282	20,063
Pou Chen Corp.	57,213	25,711
Powerchip Semiconductor Corp. *	177,963	21,347
Powertech Technology, Inc.	11,385	19,102
President Chain Store Corp.	11,000	26,419
ProMOS Technologies, Inc. *	146,000	10,860
Quanta Computer, Inc.	49,378	52,388
Realtek Semiconductor Corp.	10,710	10,400
Richtek Technology Corp.	2,200	8,837
Shin Kong Financial Holding Company, Ltd.	85,530	23,443
Siliconware Precision Industries Company	63,855	55,603
Sino-American Silicon Products, Inc.	4,349	8,996
SinoPac Holdings Company, Ltd.	138,000	30,479
Synnex Technology International Corp.	19,635	20,476
Taishin Financial Holdings Company, Ltd.	119,000	21,128
Taiwan Cellular Corp.	44,842	66,726
Taiwan Cement Corp.	66,397	54,872
Taiwan Cooperative Bank	35,650	18,162
Taiwan Fertilizer Company, Ltd.	17,000	27,234
Taiwan Glass Industrial Corp.	18,938	10,841
Taiwan Secom Company, Ltd.	6,000	8,728
Taiwan Semiconductor Manufacturing Company, Ltd.	551,450	752,442
Tatung Company, Ltd. *	96,000	17,970
Teco Electric & Machinery Company, Ltd.	40,000	12,398
Transcend Information, Inc.	6,297	11,707
Tripod Technology Corp.	9,667	9,542
Tung Ho Steel Enterprise Corp.	16,000	10,404
U-Ming Marine Transport Corp.	10,000	12,072
Unimicron Technology Corp.	20,604	8,606
Uni-President Enterprises Corp.	72,345	64,049
United Microelectronics Corp.	337,313	76,340
Vanguard International Semiconductor Corp.	25,126	5,732
Wafer Works Corp.	120	163
Walsin Lihwa Corp.	74,000	14,477
Wan Hai Lines, Ltd.	26,250	11,409
Wistron Corp.	27,799	21,242
Ya Hsin Industrial Company, Ltd. * (k)	22,000	0
Yang Ming Marine Transport Corp.	31,044	9,626
Yulon Motor Company, Ltd.	17,510	7,576
Zinwell Corp.	904	1,009

		4,700,957

Thailand - 0.25%
Advanced Info Service PCL	24,700	56,459
Airports of Thailand PLC	12,200	6,349
Bangkok Bank PCL, Foreign Shares	23,100	46,791
Bangkok Bank PCL	9,700	19,489
Bank of Ayudhya PCL - Foreign Shares	99,000	26,635
Banpu PCL	4,100	27,698
BEC World PCL	25,900	14,745
C.P. Seven Eleven PCL	56,395	19,944
Electricity Generating PCL, Foreign Shares	800	1,703
Glow Energy PCL	13,200	8,539
IRPC PCL	214,900	13,346
Kasikornbank PCL - Foreign Shares	42,600	55,871

The accompanying notes are an integral part of the financial statements.

45

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Thailand (continued)
Krung Thai Bank PCL	79,500	$8,686
Land & Houses PCL, Foreign Shares	58,600	6,517
PTT Aromatics & Refining PCL	29,486	8,308
PTT Chemical PCL	7,797	7,118
PTT Exploration & Production PCL	36,400	114,252
PTT PCL - Foreign Shares	26,100	131,325
Ratchaburi Electricity Generating Holding PCL	8,400	10,325
Siam Cement PCL - Foreign Shares	11,700	37,061
Siam City Cement PCL	1,800	6,935
Siam Commercial Bank PCL	35,200	48,833
Thai Oil Public Company, Ltd.	33,400	22,664
TMB Bank PCL *	1,053,100	17,864
Total Access Communication PCL	31,700	28,018

		745,475

Turkey - 0.26%
Adana Cimento Sanayii Turk Anonim Sirketi, Class A	526	1,095
Akbank AS	26,945	84,893
Akcansa Cimento AS	635	987
Aksigorta AS	3,270	6,155
Anadolu Efes Biracilik Ve Malt Sanayii AS	6,968	46,792
Arcelik AS	2,672	3,580
Asya Katilim Bankasi AS *	5,199	3,954
BIM Birlesik Magazalar AS	1,590	33,442
Dogan Sirketler Grubu Holdings AS *	16,382	11,041
Enka Insaat ve Sanayi AS	8,410	28,681
Eregli Demir ve Celik Fabrikalari TAS	17,764	47,599
Ford Otomotiv Sanayi AS	1,875	5,299
HACI Omer Sabanci Holdings, AS	13,936	32,063
Is Gayrimenkul Yatirim Ortakligi AS	2,702	1,238
KOC Holdings AS *	12,478	21,196
Petkim Petrokimya Holding AS *	2,188	6,570
Tekfen Holding AS	5,722	11,005
Tupras Turkiye Petrol Rafine AS	3,873	40,988
Turk Sise ve Cam Fabrikalari AS *	8,877	6,342
Turk Telekomunikasyon AS *	19,997	45,271
Turkcell Iletisim Hizmetleri AS	16,462	95,174
Turkiye Garanti Bankasi AS *	62,916	108,295
Turkiye Halk Bankasi AS	9,317	27,888
Turkiye Is Bankasi AS	28,878	78,638
Turkiye Vakiflar Bankasi Tao	22,351	17,244
Yapi ve Kredi Bankasi AS *	24,797	34,214

		799,644

United Kingdom - 14.40%
3i Group PLC	10,364	40,586
Admiral Group PLC	4,850	64,020
AMEC PLC	8,624	62,258
Anglo American PLC	37,159	867,183
Antofagasta PLC	10,729	67,207
Associated British Foods PLC	9,692	102,031
AstraZeneca Group PLC	41,421	1,694,548
Astro All Asia Networks PLC, GDR	12,500	8,006
Aviva PLC	76,646	434,313
BAE Systems PLC	97,477	530,482
Barclays PLC	226,603	515,043

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

United Kingdom (continued)
Berkeley Group Holdings PLC *	2,430	$30,815
BG Group PLC	93,921	1,300,012
BHP Billiton PLC	61,996	1,202,448
BICC PLC	15,213	73,592
BP PLC	532,795	4,112,869
British Airways PLC	17,780	46,995
British American Tobacco PLC	51,462	1,342,480
British Energy Group PLC	28,281	316,915
British Land Company PLC	15,160	121,466
British Sky Broadcasting Group PLC	31,409	221,808
BT Group PLC	221,418	445,294
Bunzl PLC	10,303	87,919
Burberry Group PLC	11,807	38,228
Cable & Wireless PLC	66,898	151,292
Cadbury PLC	37,614	332,374
Cairn Energy PLC *	3,560	104,266
Capita Group PLC	18,504	198,491
Carnival PLC	4,177	92,245
Carphone Warehouse	11,366	14,895
Cattles PLC	255	67
Centrica PLC	144,732	557,190
Cobham PLC	32,858	98,217
Compass Group PLC	52,560	262,152
Daily Mail and General Trust PLC	8,321	32,838
Diageo PLC	71,166	999,941
Drax Group PLC	8,679	70,454
Eurasian Natural Resources Corp.	8,146	38,977
FirstGroup PLC	12,646	79,974
Friends Provident Ethical Investment Trust PLC	74,286	94,954
GKN PLC	16,950	23,600
GlaxoSmithKline PLC	148,870	2,768,642
Group 4 Securicor PLC	33,367	99,365
Hammerson PLC	8,779	68,007
Hays PLC	46,107	46,590
HBOS PLC - Sub Shares *	200,618	0
HBOS PLC	144,966	150,065
Home Retail Group	25,636	79,124
HSBC Holdings PLC	342,607	3,353,156
ICAP PLC	15,278	64,492
IMI PLC	7,256	28,821
Imperial Tobacco Group PLC	19,021	508,069
Intercontinental Hotels Group PLC	8,732	72,040
International Personal Finance PLC	84	171
International Power PLC	43,772	152,533
Invensys PLC *	23,699	59,895
Investec PLC	10,649	43,970
ITV PLC	80,304	46,334
J Sainsbury PLC	29,856	142,473
Johnson Matthey PLC	5,978	95,133
Kazakhmys PLC	5,570	19,013
Kingfisher PLC	66,609	131,215
Ladbrokes PLC	15,459	41,522
Land Securities Group PLC	12,525	168,390
Legal & General Group PLC	168,404	188,228
Liberty International PLC	7,346	50,861

The accompanying notes are an integral part of the financial statements.

46

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

United Kingdom (continued)
Lloyds TSB Group PLC - Sub Shares *	68,733	$0
Lloyds TSB Group PLC	158,117	299,271
Logica PLC	41,317	41,536
London Stock Exchange Group PLC	4,090	30,679
Lonmin PLC, ADR	4,252	56,673
Man Group PLC, ADR	53,134	182,789
Marks & Spencer Group PLC	49,154	154,075
Meggitt PLC	18,214	42,290
National Express Group PLC	3,116	22,407
National Grid PLC	70,788	699,487
Next Group PLC	5,545	87,135
Old Mutual PLC	151,076	121,426
Pearson PLC	23,570	222,155
Pharmstandard *	2,679	28,397
PIK Group, GDR	3,416	3,303
Prudential PLC	68,696	417,000
Reckitt Benckiser PLC	16,995	636,818
Reed Elsevier PLC	31,784	233,352
Rexam PLC	18,218	93,245
Rio Tinto PLC	28,511	633,701
Rolls-Royce Group PLC *	50,855	248,777
Royal & Sun Alliance PLC	86,993	173,352
Royal Bank of Scotland Group PLC	518,115	381,398
Royal Dutch Shell PLC, A Shares	100,922	2,651,530
Royal Dutch Shell PLC, B Shares	77,057	1,953,271
SABMiller PLC	25,806	433,356
Schroders PLC	3,005	37,802
Scottish & Southern Energy PLC	24,423	430,610
Segro PLC, REIT	13,426	47,865
Serco Group PLC	13,426	87,887
Severn Trent PLC	6,269	108,643
Shire, Ltd.	15,216	224,131
Smith & Nephew PLC	24,494	156,431
Smiths Group PLC	11,063	142,159
Stagecoach Group PLC	17,095	35,164
Standard Chartered PLC	54,924	702,809
Standard Life PLC	61,931	180,789
Tate & Lyle PLC	13,424	78,217
Tesco PLC	224,944	1,171,288
The Sage Group PLC	34,456	85,319
Thomas Cook Group PLC	12,688	32,445
Thomson Reuters PLC	5,616	125,146
Tomkins PLC	27,912	50,254
TUI Travel PLC	14,401	48,813
Tullow Oil PLC	20,133	192,757
Unilever PLC	36,797	845,218
United Business Media, Ltd.	6,257	46,229
United Utilities Group PLC	19,521	177,251
Vedanta Resources PLC	3,694	33,171
Vodafone Group PLC	1,501,139	3,073,805
Whitbread PLC	5,742	76,532
William Morrison Supermarket PLC	66,256	268,558
Wolseley PLC	17,594	98,008
Xstrata PLC	17,773	166,308

		43,827,586

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

United States - 0.24%
HDFC Bank Ltd	2,500	$178,450
KB Financial Group, Inc. * (a)	7,870	206,194
SNC-Lavalin Group, Inc.	4,613	148,311
Southern Copper Corp.	462	7,420
WPP PLC	30,470	178,168

		718,543

TOTAL COMMON STOCKS (Cost $395,602,444)		$287,845,412

PREFERRED STOCKS - 1.27%

Brazil - 0.99%
Aracruz Celulose SA (i)	8,100	8,649
Banco Bradesco SA (i)	28,284	273,986
Banco Itau Holding Financeira SA (i)	36,055	403,532
Bradespar SA * (i)	7,100	58,395
Brasil Telecom Participacoes SA (i)	4,700	35,089
Brasil Telecom SA (i)	5,929	34,679
Braskem SA, A Shares (i)	4,100	9,758
Centrais Eletricas Brasileiras SA * (i)	5,500	57,028
Cia Brasileira de Distribuicao Grupo Pao de Acucar (i)	2,500	33,233
Cia de Bebidas das Americas (i)	3,011	130,847
Cia de Gas de Sao Paulo, A Shares (i)	600	8,509
Cia Energetica de Minas Gerais (i)	4,590	62,532
Cia Energetica de Sao Paulo * (i)	4,497	29,099
Cia Paranaense de Energia (i)	2,900	29,846
Cia Vale do Rio Doce (i)	41,300	423,095
Companhia de Bebidas das Americas, ADR (i)	1,076	47,678
Duratex SA (i)	3,000	18,512
Eletropaulo Metropolitana de Sao Paulo SA (i)	2,606	28,496
Fertilizantes Fosfatados SA (i)	4,400	21,076
Gerdau SA (i)	10,500	67,809
Investimentos Itau SA (i)	62,049	213,127
Klabin SA (i)	16,000	22,710
Lojas Americanas SA (i)	11,600	31,189
Metalurgica Gerdau SA (i)	8,200	70,818
Net Servicos de Comunicacao SA * (i)	3,355	19,120
Petroleo Brasileiro SA (i)	54,800	536,720
Sadia SA, ADR (i)	12,000	19,297
Suzano Papel e Celulose SA * (i)	4,200	21,774
Tam SA (i)	2,891	23,666
Tele Norte Leste Participacoes SA (i)	5,000	69,061
Telemar Norte Leste SA, Series A (i)	1,600	38,079
Telemig Celular Participacoes SA	525	7,654
Tim Participacoes SA (i)	23,851	30,172
Usinas Siderurgicas de Minas Gerais SA, Series A (i)	5,175	58,851
Vivo Participacoes SA * (i)	4,275	51,769
Votorantim Celulose e Papel SA *	2,000	15,377

		3,011,232

Germany - 0.20%
Bayerische Motoren Werke (BMW) AG (i)	1,896	37,034
Henkel AG & Company KGaA (Non Voting)	4,841	151,662
Porsche Automobil Holding SE (i)	2,362	184,885
RWE AG (i)	1,069	80,662

The accompanying notes are an integral part of the financial statements.

47

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

PREFERRED STOCKS (continued)

Germany (continued)
Volkswagen AG (i)	2,840	$153,085

		607,328

Italy - 0.01%
Unipol SpA (i)	18,946	20,886

Malaysia - 0.00%
Malaysian Airline System BHD *	2,300	485

Russia - 0.02%
Surgutneftegaz SADR (i)	21,410	53,525

South Korea - 0.05%
Hyundai Motor Company, Ltd. (i)	1,000	11,042
LG Electronics, Inc. (i)	780	20,669
Samsung Electronics Company, Ltd. (i)	610	126,757

		158,468

TOTAL PREFERRED STOCKS (Cost $5,176,501)		$3,851,924

WARRANTS - 0.00%

Indonesia - 0.00%
Bank Pan Indonesia Tbk PT (Expiration Date: 07/10/2009, Strike Price: IDR 400.00) *	33,314	611

Malaysia - 0.00%
IJM Land Berhad (Expiration Date: 09/11/2013, Strike Price: MYR 1.35) *	1,395	77

TOTAL WARRANTS (Cost $316)		$688

RIGHTS - 0.01%

Belgium - 0.00%
Fortis Group SA (Expiration Date: 07/04/2014) *	60,690	0

Japan - 0.00%
Dowa Mining Company, Ltd. (Expiration Date: 01/29/2010, Strike Price: JPY 1.00) *	6,534	1,168

Singapore - 0.01%
DBS Group Holdings, Ltd. (Expiration Date 01/20/2009, Strike Price SGD 5.42) *	15,658	32,604

South Africa - 0.00%
Growthpoint Properties, Ltd. (Expiration Date: 01/28/2009, Strike Price: ZAR 13.60) *	3,212	643

TOTAL RIGHTS (Cost $49,560)		$34,415

SHORT TERM INVESTMENTS - 2.32%
AIM Short-Term Investment Trust, STIC Prime Portfolio, Institutional Class	$4,715,843	$4,715,843
Federated Prime Obligations Fund	27,978	27,978

International Equity Index Trust B (continued)

	Shares or Principal Amount	Value

SHORT TERM INVESTMENTS (continued)
John Hancock Cash Investment Trust, 1.2465% (c)(f)	$2,324,483	$2,324,483

TOTAL SHORT TERM INVESTMENTS (Cost $7,068,304)		$7,068,304

Total Investments (International Equity Index Trust B) (Cost $407,897,125) - 98.15%		$298,800,743
Other Assets in Excess of Liabilities - 1.85%		5,627,751

TOTAL NET ASSETS - 100.00%		$304,428,494

The portfolio had the following five top industry concentrations as of December 31, 2008 (as a percentage of total net assets):

Banking	10.85%

Telecommunications Equipment & Services	6.89%

International Oil	5.61%

Insurance	4.79%

Electrical Utilities	4.25%

Mid Cap Index Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 95.04%

Basic Materials - 4.86%
Airgas, Inc.	81,010	$3,158,580
Albemarle Corp.	91,277	2,035,477
Ashland, Inc.	66,201	695,773
Cabot Corp.	65,468	1,001,660
Carpenter Technology Corp.	44,115	906,122
Chemtura Corp.	242,658	339,721
Cliffs Natural Resources, Inc.	113,582	2,908,814
Cytec Industries, Inc.	47,147	1,000,459
Ferro Corp.	43,774	308,607
FMC Corp.	74,073	3,313,285
Louisiana-Pacific Corp.	90,961	141,899
Lubrizol Corp.	67,303	2,449,156
Minerals Technologies, Inc.	18,754	767,039
Olin Corp.	76,938	1,391,039
Potlatch Corp.	39,549	1,028,670
Rayonier, Inc.	78,879	2,472,857
Reliance Steel & Aluminum Company	63,814	1,272,451
RPM International, Inc.	128,809	1,711,872
Sensient Technologies Corp.	48,380	1,155,314
Steel Dynamics, Inc.	161,819	1,809,137
Temple-Inland, Inc.	106,584	511,603
Terra Industries, Inc.	102,202	1,703,707
Valspar Corp.	99,859	1,806,449

		33,889,691

Communications - 2.98%
3Com Corp. *	406,533	926,895
ADC Telecommunications, Inc. *	117,822	644,486
ADTRAN, Inc.	54,819	815,707
Avocent Corp. *	44,827	802,852
Belo Corp., Class A	87,959	137,216

The accompanying notes are an integral part of the financial statements.

48

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Mid Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Communications (continued)
Cincinnati Bell, Inc. *	230,562	$444,985
CommScope, Inc. *	70,419	1,094,311
Digital River, Inc. *	37,117	920,502
F5 Networks, Inc. *	79,708	1,822,125
Harte-Hanks, Inc.	38,010	237,182
John Wiley & Sons, Inc., Class A	42,847	1,524,496
Lamar Advertising Company, Class A * (a)	76,009	954,673
NeuStar, Inc., Class A *	78,911	1,509,567
Plantronics, Inc.	48,900	645,480
Polycom, Inc. *	83,283	1,125,153
Priceline.com, Inc. * (a)	40,617	2,991,442
RF Micro Devices, Inc. *	263,307	205,380
Telephone & Data Systems, Inc.	106,525	3,382,169
ValueClick, Inc. *	86,811	593,787

		20,778,408

Consumer, Cyclical - 11.47%
99 Cents Only Stores *	46,894	512,551
Advance Auto Parts, Inc.	94,757	3,188,573
Aeropostale, Inc. * (a)	66,864	1,076,510
Airtran Holdings, Inc. *	117,311	520,861
Alaska Air Group, Inc. *	36,234	1,059,844
American Eagle Outfitters, Inc.	206,307	1,931,034
AnnTaylor Stores Corp. *	57,176	329,906
ArvinMeritor, Inc. (a)	73,859	210,498
Barnes & Noble, Inc. (a)	36,882	553,230
BJ’s Wholesale Club, Inc. * (a)	58,847	2,016,098
Bob Evans Farms, Inc.	30,720	627,610
BorgWarner, Inc.	115,877	2,522,642
Boyd Gaming Corp. (a)	57,119	270,173
Brinker International, Inc.	101,911	1,074,142
Callaway Golf Company	64,626	600,376
CarMax, Inc. * (a)	220,584	1,738,202
Chico’s FAS, Inc. *	177,416	741,599
Chipotle Mexican Grill, Inc., Class A * (a)	33,009	2,045,898
Coldwater Creek, Inc. *	47,450	135,232
Collective Brands, Inc. *	63,805	747,795
Copart, Inc. *	63,383	1,723,384
Dick’s Sporting Goods, Inc. *	85,142	1,201,354
Dollar Tree, Inc. *	90,684	3,790,591
DreamWorks Animation SKG, Inc., Class A *	77,113	1,947,874
Foot Locker, Inc.	155,026	1,137,891
Furniture Brands International, Inc. (a)	41,506	91,728
Guess?, Inc.	60,269	925,129
Hanesbrands, Inc. *	93,545	1,192,699
Herman Miller, Inc.	53,671	699,333
HNI Corp. (a)	44,287	701,506
Hovnanian Enterprises, Inc., Class A * (a)	50,687	87,182
Ingram Micro, Inc., Class A *	164,961	2,208,828
International Speedway Corp., Class A	27,795	798,550
J. Crew Group, Inc. * (a)	51,895	633,119
JetBlue Airways Corp. *	183,364	1,301,884
LIFE TIME FITNESS, Inc. * (a)	34,971	452,874
LKQ Corp. *	140,700	1,640,562
M.D.C. Holdings, Inc.	36,799	1,115,010
Macrovision Solutions Corp. *	83,488	1,056,123
Marvel Entertainment, Inc. *	49,079	1,509,179

Mid Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Consumer, Cyclical (continued)
Modine Manufacturing Company	32,825	$159,858
Mohawk Industries, Inc. *	56,139	2,412,293
MSC Industrial Direct Company, Inc., Class A (a)	44,848	1,651,752
NVR, Inc. *	5,458	2,490,213
O’Reilly Automotive, Inc. *	134,614	4,138,034
Oshkosh Corp.	74,481	662,136
Pacific Sunwear of California, Inc. *	65,733	104,515
PetSmart, Inc.	127,207	2,346,969
Phillips-Van Heusen Corp.	51,497	1,036,635
Regis Corp.	43,230	628,132
Ross Stores, Inc.	129,471	3,849,173
Ryland Group, Inc.	42,754	755,463
Saks, Inc. * (a)	142,171	622,709
Scholastic Corp.	26,457	359,286
Scientific Games Corp., Class A *	65,060	1,141,152
Tech Data Corp. *	50,053	892,946
The Cheesecake Factory, Inc. *	59,757	603,546
Thor Industries, Inc.	35,507	467,982
Timberland Company, Class A *	46,048	531,854
Toll Brothers, Inc. *	130,373	2,793,893
Under Armour, Inc., Class A * (a)	36,501	870,184
Urban Outfitters, Inc. *	114,122	1,709,548
Warnaco Group, Inc. *	46,659	915,916
Wendy’s/Arby’s Group, Inc.	418,387	2,066,832
Williams-Sonoma, Inc.	86,679	681,297

		80,009,892

Consumer, Non-cyclical - 20.49%
Advanced Medical Optics, Inc. * (a)	52,126	344,553
Affymetrix, Inc. *	70,252	210,053
Alberto-Culver Company	85,290	2,090,458
Alliance Data Systems Corp. * (a)	64,585	3,005,140
American Greetings Corp., Class A	45,444	344,011
Beckman Coulter, Inc.	62,714	2,755,653
Bio-Rad Laboratories, Inc., Class A *	19,118	1,439,777
Blyth, Inc.	24,200	189,728
Career Education Corp. * (a)	73,618	1,320,707
Charles River Laboratories International, Inc. *	67,728	1,774,474
Church & Dwight, Inc.	70,080	3,932,890
Community Health Systems, Inc. *	93,332	1,360,781
Corinthian Colleges, Inc. *	85,652	1,402,123
Corn Products International, Inc.	74,537	2,150,392
Corporate Executive Board Company	34,057	751,297
Corrections Corp. of America *	125,790	2,057,924
Covance, Inc. *	63,329	2,915,034
Deluxe Corp.	51,172	765,533
DeVry, Inc.	61,646	3,539,097
Edwards Lifesciences Corp. *	55,702	3,060,825
Endo Pharmaceutical Holdings, Inc. *	117,154	3,031,946
Flowers Foods, Inc.	78,890	1,921,760
FTI Consulting, Inc. *	50,852	2,272,067
Gartner Group, Inc., Class A *	59,303	1,057,373
Gen-Probe, Inc. *	54,413	2,331,053
Global Payments, Inc.	80,251	2,631,430
Hansen Natural Corp. *	73,997	2,481,119
Health Management Associates, Inc., Class A *	244,199	437,116
Health Net, Inc. *	103,762	1,129,968

The accompanying notes are an integral part of the financial statements.

49

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Mid Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Consumer, Non-cyclical (continued)
Henry Schein, Inc. *	89,416	$3,280,673
Hill-Rom Holdings, Inc. (a)	62,553	1,029,622
Hologic, Inc. *	256,405	3,351,213
Hormel Foods Corp.	70,154	2,180,386
IDEXX Laboratories, Inc. * (a)	59,602	2,150,440
ITT Educational Services, Inc. *	31,362	2,978,763
Kelly Services, Inc., Class A	27,481	357,528
Kindred Healthcare, Inc. *	29,985	390,405
Kinetic Concepts, Inc. * (a)	56,056	1,075,154
Korn/Ferry International *	44,807	511,696
Lender Processing Services, Inc.	83,896	2,470,737
LifePoint Hospitals, Inc. * (a)	53,465	1,221,141
Lincare Holdings, Inc. *	74,430	2,004,400
Manpower, Inc.	78,017	2,651,798
Masimo Corp. *	47,925	1,429,603
Medicis Pharmaceutical Corp., Class A	56,757	788,922
MPS Group, Inc. *	92,382	695,636
Navigant Consulting Company *	46,833	743,240
NBTY, Inc. *	54,861	858,575
Netflix, Inc. * (a)	41,684	1,245,935
Omnicare, Inc.	104,223	2,893,230
PepsiAmericas, Inc.	57,336	1,167,361
Perrigo Company	77,698	2,510,422
Pharmaceutical Product Development, Inc.	117,983	3,422,687
Psychiatric Solutions, Inc. * (a)	55,969	1,558,737
Quanta Services, Inc. *	197,442	3,909,352
Ralcorp Holdings, Inc. *	56,380	3,292,592
Rent-A-Center, Inc. *	66,810	1,179,197
ResMed, Inc. *	75,742	2,838,810
Rollins, Inc.	41,383	748,205
Ruddick Corp.	39,162	1,082,829
SAIC, Inc. *	202,869	3,951,888
Sepracor, Inc. *	108,948	1,196,249
Service Corp. International	255,781	1,271,232
Smithfield Foods, Inc. * (a)	118,905	1,672,993
Sotheby’s	67,338	598,635
STERIS Corp.	58,918	1,407,551
Strayer Education, Inc.	14,237	3,052,555
Techne Corp.	38,050	2,454,986
The Scotts Company, Class A	43,831	1,302,657
Thoratec Corp. *	56,112	1,823,079
Tootsie Roll Industries, Inc.	25,916	663,709
Tupperware Brands Corp.	62,036	1,408,217
United Rentals, Inc. *	59,935	546,607
United Therapeutics Corp. *	23,245	1,453,975
Universal Corp.	25,004	746,869
Universal Health Services, Inc., Class B	50,696	1,904,649
Valeant Pharmaceuticals International * (a)	81,554	1,867,587
VCA Antech, Inc. *	84,692	1,683,677
Vertex Pharmaceuticals, Inc. * (a)	150,571	4,574,347
WellCare Health Plans, Inc. *	41,735	536,712

		142,841,745

Energy - 5.85%
Arch Coal, Inc.	142,963	2,328,867
Bill Barrett Corp. *	37,035	782,550
Cimarex Energy Company	83,330	2,231,577

Mid Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Energy (continued)
Comstock Resources, Inc. *	46,048	$2,175,768
Denbury Resources, Inc. *	247,215	2,699,588
Encore Aquisition Company *	52,801	1,347,482
Exterran Holdings, Inc. * (a)	64,753	1,379,239
Forest Oil Corp. *	97,189	1,602,647
Frontier Oil Corp.	103,976	1,313,217
Helix Energy Solutions Group, Inc. *	91,914	665,457
Helmerich & Payne, Inc.	105,298	2,395,530
Mariner Energy, Inc. *	88,917	906,953
National Fuel Gas Company	79,180	2,480,709
Newfield Exploration Company *	132,337	2,613,656
Oceaneering International, Inc. *	54,513	1,588,509
Patriot Coal Corp. *	63,498	396,863
Patterson-UTI Energy, Inc.	154,726	1,780,896
Plains Exploration & Production Company *	107,675	2,502,367
Pride International, Inc. *	173,191	2,767,592
Quicksilver Resources, Inc. * (a)	111,881	623,177
Southern Union Company	124,070	1,617,873
Superior Energy Services, Inc. *	77,582	1,235,881
Tidewater, Inc.	51,575	2,076,925
Unit Corp. *	47,292	1,263,642

		40,776,965

Financial - 19.51%
Affiliated Managers Group, Inc. *	41,106	1,723,164
AMB Property Corp., REIT (a)	98,559	2,308,252
American Financial Group, Inc.	75,150	1,719,432
AmeriCredit Corp. * (a)	116,365	889,029
Apollo Investment Corp. (a)	142,320	1,324,999
Arthur J. Gallagher & Company	95,066	2,463,160
Associated Banc Corp. (a)	127,801	2,674,875
Astoria Financial Corp.	80,580	1,327,958
BancorpSouth, Inc.	72,351	1,690,119
Bank of Hawaii Corp.	47,745	2,156,642
BRE Properties, Inc., Class A, REIT	51,130	1,430,617
Broadridge Financial Solutions, Inc.	141,497	1,774,372
Brown & Brown, Inc.	116,104	2,426,574
Camden Property Trust, REIT	53,297	1,670,328
Cathay General Bancorp, Inc. (a)	49,542	1,176,623
City National Corp.	40,493	1,972,009
Colonial Bancgroup, Inc. (a)	202,574	419,328
Commerce Bancshares, Inc.	66,006	2,900,964
Cousins Properties, Inc., REIT (a)	43,706	605,328
Cullen Frost Bankers, Inc.	59,364	3,008,568
Duke Realty Corp., REIT	147,468	1,616,249
Eaton Vance Corp.	116,117	2,439,618
Equity One, Inc., REIT (a)	32,992	583,958
Essex Property Trust, Inc., REIT	26,814	2,057,975
Everest Re Group, Ltd.	61,457	4,679,336
Federal Realty Investment Trust, REIT	59,015	3,663,651
Fidelity National Financial, Inc., Class A	211,956	3,762,219
First American Corp.	92,933	2,684,834
First Niagara Financial Group, Inc.	118,626	1,918,182
FirstMerit Corp.	81,031	1,668,428
Fulton Financial Corp.	175,103	1,684,491
Hanover Insurance Group, Inc.	51,118	2,196,540
HCC Insurance Holdings, Inc.	114,780	3,070,365

The accompanying notes are an integral part of the financial statements.

50

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Mid Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Financial (continued)
Health Care, Inc., REIT (a)	103,526	$4,368,797
Highwoods Properties, Inc., REIT	63,611	1,740,397
Horace Mann Educators Corp.	39,089	359,228
Hospitality Properties Trust, REIT	94,048	1,398,494
Jefferies Group, Inc.	121,054	1,702,019
Jones Lang LaSalle, Inc.	34,527	956,398
Liberty Property Trust, REIT	98,227	2,242,522
Macerich Company, REIT (a)	76,165	1,383,156
Mack-Cali Realty Corp., REIT	65,925	1,615,163
Mercury General Corp.	35,621	1,638,210
Nationwide Health Properties, Inc., REIT	99,418	2,855,285
New York Community Bancorp, Inc.	344,424	4,119,311
Old Republic International Corp.	230,915	2,752,507
OMEGA Healthcare Investors, Inc., REIT	79,700	1,272,809
PacWest Bancorp	24,497	658,969
PMI Group, Inc.	69,429	135,387
Protective Life Corp.	69,955	1,003,854
Raymond James Financial, Inc. (a)	96,523	1,653,439
Realty Income Corp., REIT (a)	104,341	2,415,494
Regency Centers Corp., REIT	70,051	3,271,382
Reinsurance Group of America, Inc.	72,612	3,109,246
SEI Investments Company	133,506	2,097,379
SL Green Realty Corp., REIT	57,083	1,478,450
Stancorp Financial Group, Inc.	48,959	2,045,017
SVB Financial Group *	32,813	860,685
Synovus Financial Corp. (a)	280,968	2,332,034
TCF Financial Corp. (a)	115,307	1,575,094
UDR, Inc., REIT	136,276	1,879,246
Unitrin, Inc.	49,264	785,268
Valley National Bancorp	118,500	2,399,625
W.R. Berkley Corp.	138,768	4,301,808
Waddell & Reed Financial, Inc., Class A	84,856	1,311,874
Washington Federal, Inc.	88,040	1,317,078
Webster Financial Corp.	52,760	727,033
Weingarten Realty Investors, REIT (a)	77,540	1,604,303
WestAmerica Bancorp (a)	28,907	1,478,593
Wilmington Trust Corp. (a)	68,132	1,515,256

		136,048,997

Industrial - 15.49%
AGCO Corp. *	91,809	2,165,774
Alexander & Baldwin, Inc.	41,382	1,037,033
Alliant Techsystems, Inc. * (a)	32,738	2,807,611
AMETEK, Inc.	106,799	3,226,398
AptarGroup, Inc.	67,558	2,380,744
Arrow Electronics, Inc. *	119,381	2,249,138
Avnet, Inc. *	150,755	2,745,249
BE Aerospace, Inc. *	99,537	765,439
Brinks Company	40,763	1,095,709
Brinks Home Security Holdings, Inc. *	40,763	893,525
Bucyrus International, Inc., Class A	74,911	1,387,352
Carlisle Companies, Inc.	61,048	1,263,694
Clean Harbors, Inc. *	20,180	1,280,219
Commercial Metals Company	113,878	1,351,732
Con-way, Inc.	45,856	1,219,770
Crane Company	48,493	836,019
Donaldson Company, Inc.	76,989	2,590,680

Mid Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Industrial (continued)
Dycom Industries, Inc. *	39,397	$323,843
Energizer Holdings, Inc. *	58,351	3,159,123
Federal Signal Corp.	47,432	389,417
FMC Technologies, Inc. *	125,127	2,981,776
GATX Corp.	48,734	1,509,292
Gentex Corp.	139,785	1,234,302
Graco, Inc. (a)	59,555	1,413,240
Granite Construction, Inc.	32,928	1,446,527
Greif, Inc., Class A	34,115	1,140,464
Harsco Corp.	83,573	2,313,301
Hubbell, Inc., Class B	56,163	1,835,407
IDEX Corp.	82,701	1,997,229
J.B. Hunt Transport Services, Inc.	81,964	2,153,194
Joy Global, Inc.	107,858	2,468,870
Kansas City Southern * (a)	91,357	1,740,351
KBR, Inc. (a)	161,657	2,457,186
Kennametal, Inc.	73,165	1,623,531
Lancaster Colony Corp.	19,863	681,301
Lincoln Electric Holdings, Inc.	42,849	2,182,300
Martin Marietta Materials, Inc. (a)	41,454	4,024,354
Matthews International Corp., Class A	30,587	1,121,931
Mettler-Toledo International, Inc. *	33,545	2,260,933
Mine Safety Appliances Company	29,724	710,701
National Instruments Corp.	57,059	1,389,957
Nordson Corp.	34,129	1,102,025
Overseas Shipholding Group, Inc.	25,238	1,062,772
Packaging Corp. of America	102,469	1,379,233
Pentair, Inc.	98,698	2,336,182
Roper Industries, Inc.	89,775	3,897,133
Shaw Group, Inc. *	83,583	1,710,944
Sonoco Products Company	99,798	2,311,322
SPX Corp.	54,462	2,208,434
Teleflex, Inc.	39,742	1,991,074
Terex Corp. *	94,966	1,644,811
Timken Company	85,025	1,669,041
Trinity Industries, Inc.	79,591	1,254,354
URS Corp. *	83,554	3,406,497
Varian, Inc. *	28,979	971,086
Vishay Intertechnology, Inc. *	186,683	638,456
Wabtec Corp.	48,520	1,928,670
Waste Connections, Inc. *	79,772	2,518,402
Werner Enterprises, Inc.	42,645	739,464
Woodward Governor Company	54,581	1,256,455
Worthington Industries, Inc.	59,947	660,616
YRC Worldwide, Inc. * (a)	59,294	170,174
Zebra Technologies Corp., Class A *	63,434	1,285,173

		107,996,934

Real Estate - 0.28%
Alexandria Real Estate Equities, Inc., REIT	32,250	1,945,965

Technology - 6.63%
ACI Worldwide, Inc. *	34,933	555,435
Acxiom Corp.	67,973	551,261
Advent Software, Inc. * (a)	16,706	333,619
ANSYS, Inc. *	89,763	2,503,490
Atmel Corp. *	448,278	1,403,110

The accompanying notes are an integral part of the financial statements.

51

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Mid Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Technology (continued)
Cadence Design Systems, Inc. *	260,438	$953,203
Cerner Corp. * (a)	68,088	2,617,984
Cree, Inc. * (a)	88,390	1,402,749
Diebold, Inc.	66,147	1,858,069
DST Systems, Inc. * (a)	40,711	1,546,204
FactSet Research Systems, Inc. (a)	42,187	1,866,353
Fair Isaac Corp.	48,512	817,912
Fairchild Semiconductor International, Inc. *	124,219	607,431
Imation Corp.	30,167	409,366
Integrated Device Technology, Inc. *	169,151	948,937
International Rectifier Corp. *	72,931	984,569
Intersil Corp., Class A	122,917	1,129,607
Jack Henry & Associates, Inc.	84,574	1,641,581
Lam Research Corp. *	125,036	2,660,766
ManTech International Corp. *	20,906	1,132,896
Mentor Graphics Corp. *	92,424	477,832
Metavante Technologies, Inc. *	89,819	1,446,984
NCR Corp. *	157,910	2,232,848
Palm, Inc. * (a)	109,840	337,209
Parametric Technology Corp. *	116,279	1,470,929
Semtech Corp. *	60,455	681,328
Silicon Laboratories, Inc. *	46,291	1,147,091
SRA International, Inc., Class A *	42,125	726,656
Sybase, Inc. *	81,111	2,009,120
Synopsys, Inc. *	144,193	2,670,454
Thomas & Betts Corp. *	55,945	1,343,799
Trimble Navigation, Ltd. *	119,631	2,585,226
Western Digital Corp. *	221,717	2,538,660
Wind River Systems, Inc. *	67,906	613,191

		46,205,869

Utilities - 7.48%
AGL Resources, Inc.	76,834	2,408,746
Alliant Energy Corp.	110,526	3,225,149
Aqua America, Inc. (a)	135,258	2,784,962
Black Hills Corp.	38,477	1,037,340
DPL, Inc.	116,043	2,650,422
Energen Corp.	71,759	2,104,691
Great Plains Energy, Inc.	119,002	2,300,309
Hawaiian Electric Industries, Inc.	90,193	1,996,873
IDACORP, Inc.	45,598	1,342,861
MDU Resources Group, Inc.	183,789	3,966,167
Northeast Utilities	155,808	3,748,740
NSTAR	106,883	3,900,161
NV Energy, Inc.	234,313	2,317,355
OGE Energy Corp.	92,848	2,393,621
ONEOK, Inc.	104,572	3,045,137
PNM Resources, Inc.	86,534	872,263
Puget Energy, Inc.	129,769	3,538,801
UGI Corp.	107,965	2,636,505
Vectren Corp.	81,035	2,026,685
Westar Energy, Inc.	108,366	2,222,587
WGL Holdings, Inc.	50,007	1,634,729

		52,154,104

TOTAL COMMON STOCKS (Cost $945,720,852)		$662,648,570

Mid Cap Index Trust (continued)

	Shares or Principal Amount	Value

SHORT TERM INVESTMENTS - 11.79%
Federal Home Loan Bank Discount Notes zero coupon due 02/23/2009	$13,759,000	$13,758,797
John Hancock Cash Investment Trust, 1.2465% (c)(f)	68,408,842	68,408,842

TOTAL SHORT TERM INVESTMENTS (Cost $82,167,639)		$82,167,639

REPURCHASE AGREEMENTS - 1.43%

Repurchase Agreement with State Street Corp. dated 12/31/2008 at 0.01% to be repurchased at $10,000,006 on 01/02/2009, collateralized by $7,125,000 U.S. Treasury Bonds, 4.75% due 02/15/2037 (valued at $10,200,150, including interest)	$10,000,000	$10,000,000

TOTAL REPURCHASE AGREEMENTS (Cost $10,000,000)		$10,000,000

Total Investments (Mid Cap Index Trust) (Cost $1,037,888,491) - 108.26%		$754,816,209
Liabilities in Excess of Other Assets - (8.26)%		(57,622,364)

TOTAL NET ASSETS - 100.00%		$697,193,845

Small Cap Index Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 95.37%

Basic Materials - 3.10%
A. Schulman, Inc.	10,019	$170,323
Aceto Corp.	9,089	90,981
Allied Nevada Gold Corp. *	20,841	105,456
AMCOL International Corp.	9,572	200,533
American Vanguard Corp.	7,046	82,438
Arch Chemicals, Inc.	9,055	236,064
Balchem Corp.	6,612	164,705
Brush Engineered Materials, Inc. *	7,744	98,504
Buckeye Technologies, Inc. *	15,435	56,183
China Precision Steel, Inc. *	7,915	9,894
Clearwater Paper Corp. *	4,096	34,363
Compass Minerals International, Inc.	11,808	692,657
Deltic Timber Corp.	3,840	175,680
Ferro Corp.	16,339	115,190
General Steel Holdings, Inc. * (a)	4,536	17,872
Gibraltar Industries, Inc.	10,079	120,343
H.B. Fuller Company	17,641	284,197
Hecla Mining Company * (a)	57,239	160,269
Horsehead Holding Corp. *	13,968	65,650
ICO, Inc. *	10,913	34,485
Innophos Holdings, Inc.	3,841	76,090
Innospec, Inc.	9,103	53,617
Kaiser Aluminum Corp.	5,885	132,530
KapStone Paper and Packaging Corp. *	7,128	16,965
Landec Corp. *	8,800	57,904
Louisiana-Pacific Corp.	41,544	64,809
Mercer International, Inc. *	13,633	26,175

The accompanying notes are an integral part of the financial statements.

52

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Basic Materials (continued)
Metabolix, Inc. *	7,411	$94,268
Minerals Technologies, Inc.	6,859	280,533
Neenah Paper, Inc.	5,716	50,529
Newmarket Corp.	4,903	171,164
Nl Industries, Inc.	2,411	32,307
Olin Corp.	27,319	493,928
Olympic Steel, Inc.	3,416	69,584
OM Group, Inc. *	11,233	237,129
P.H. Glatfelter Company	16,748	155,756
Penford Corp.	4,418	44,710
PolyOne Corp. *	35,231	110,978
Potlatch Corp.	14,335	372,853
Quaker Chemical Corp.	3,905	64,237
Rock-Tenn Company, Class A	13,940	476,469
Rockwood Holdings, Inc. *	15,571	168,167
Royal Gold, Inc.	12,372	608,826
RTI International Metals, Inc. * (a)	8,607	123,166
Schweitzer Mauduit International, Inc.	5,871	117,537
Sensient Technologies Corp.	17,411	415,775
ShengdaTech, Inc. * (a)	11,488	40,438
Solutia, Inc. * (a)	34,922	157,149
Spartech Corp.	11,720	73,367
Stepan Company	2,327	109,346
Stillwater Mining Company * (a)	15,631	77,217
Symyx Technologies, Inc. *	13,260	78,764
United States Lime & Minerals, Inc. *	700	16,765
Universal Stainless & Alloy Products, Inc. *	2,705	39,195
USEC, Inc. * (a)	41,625	186,896
W. R. Grace & Company *	26,743	159,656
Wausau-Mosinee Paper Corp.	16,379	187,376
Westlake Chemical Corp. (a)	7,010	114,193
Zep, Inc.	7,542	145,636
Zoltek Companies, Inc. * (a)	10,393	93,433

		8,911,224

Communications - 6.28%
3Com Corp. *	148,866	339,414
Acme Packet, Inc. *	11,140	58,596
Adaptec, Inc. *	45,406	149,840
ADTRAN, Inc.	20,756	308,849
AH Belo Corp.	9,936	21,660
Airvana, Inc. *	9,159	56,053
Alaska Communications Systems Group, Inc.	15,929	149,414
Anaren, Inc. *	5,699	68,103
Anixter International, Inc. *	11,006	331,501
Applied Signal Technology, Inc.	4,829	86,632
Ariba, Inc. *	31,615	227,944
Arris Group, Inc. *	45,343	360,477
Art Technology Group, Inc. *	47,955	92,553
Aruba Networks, Inc. *	20,647	52,650
AsiaInfo Holdings, Inc. *	12,785	151,374
Atheros Communications, Inc. *	21,832	312,416
Atlantic Tele-Network, Inc.	3,462	91,916
Avocent Corp. *	16,382	293,402
Belo Corp., Class A	37,145	57,946
Bidz.com, Inc. *	2,286	10,516
BigBand Networks, Inc. *	12,510	69,055

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Communications (continued)
Black Box Corp.	6,456	$168,631
Blue Coat Systems, Inc. *	12,281	103,160
Cbeyond Communications, Inc. *	8,942	142,893
Centennial Communications Corp., Class A *	25,115	202,427
China Information Security Technology, Inc. * (a)	8,850	31,860
Chordiant Software, Inc. *	11,910	31,681
Cincinnati Bell, Inc. *	89,834	173,380
CKX, Inc. *	19,844	72,827
Cogent Communications Group, Inc. * (a)	17,720	115,712
comScore, Inc. *	6,666	84,992
Comtech Telecommunications Corp. *	8,883	407,019
Consolidated Communications Holdings, Inc.	8,698	103,332
Constant Contact, Inc. *	7,518	99,614
Courier Corp.	3,912	70,025
Cox Radio, Inc., Class A *	10,083	60,599
CPI International, Inc. *	3,886	33,653
Cumulus Media, Inc., Class A *	12,924	32,181
Cybersource Corp. * (a)	25,327	303,671
DealerTrack Holdings, Inc. *	15,682	186,459
DG Fastchannel, Inc. *	6,653	83,029
Dice Holdings, Inc. *	6,743	27,511
Digital River, Inc. *	13,567	336,462
Dolan Media Company *	9,770	64,384
Earthlink, Inc. *	39,773	268,865
EMS Technologies, Inc. *	5,856	151,495
Entercom Communications Corp.	11,842	14,566
Entrust, Inc. *	22,121	34,951
eResearch Technology, Inc. *	16,123	106,896
Extreme Networks, Inc. *	33,767	79,015
Fairpoint Communications, Inc. (a)	33,737	110,657
Fisher Communications, Inc. *	2,528	52,178
General Communication, Inc., Class A *	16,866	136,446
GeoEye, Inc. *	6,692	128,687
Global Crossing, Ltd. *	10,209	81,059
Global Sources, Ltd. * (a)	6,441	35,103
Global Traffic Network, Inc. *	4,710	27,506
Globecomm Systems, Inc. *	8,064	44,271
GSI Commerce, Inc. * (a)	8,760	92,155
Harmonic, Inc. *	35,017	196,445
Harris Stratex Networks, Inc., Class A *	10,791	55,682
Harte-Hanks, Inc.	13,528	84,415
Hughes Communications, Inc. *	2,746	43,771
Hungarian Telephone & Cable Corp. *	2,089	17,965
i2 Technologies, Inc. * (a)	5,959	38,078
iBasis, Inc. *	13,091	18,458
ICO Global Communications Holdings, Ltd. *	37,171	42,003
Infinera Corp. * (a)	34,343	307,713
InfoSpace, Inc. *	12,747	96,240
InterDigital, Inc. *	16,695	459,113
Internap Network Services Corp. *	20,055	50,138
Internet Capital Group, Inc. *	14,971	81,592
Interwoven, Inc. *	16,627	209,500
inVentiv Health, Inc. *	12,200	140,788
Iowa Telecommunications Services, Inc.	11,415	163,006
iPCS, Inc. *	7,029	48,219
Ixia *	16,525	95,515

The accompanying notes are an integral part of the financial statements.

53

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Communications (continued)
J2 Global Communications, Inc. *	16,166	$323,967
Journal Communications, Inc.	18,260	44,737
Keynote Systems, Inc. *	5,645	43,523
Knology, Inc. *	11,142	57,493
Lin TV Corp. *	13,945	15,200
Liquidity Services, Inc. *	5,626	46,865
LoopNet, Inc. * (a)	10,848	73,983
Loral Space & Communications, Inc. *	4,674	67,913
Marchex, Inc., Class B	9,281	54,108
Martha Stewart Living Omnimedia, Inc., Class A *	10,166	26,432
Mastec, Inc. *	15,869	183,763
McClatchy Company, Class A (a)	22,467	17,974
Media General, Inc., Class A (a)	11,039	19,318
Mediacom Communications Corp., Class A *	15,796	67,923
ModusLink Global Solutions, Inc. *	17,431	50,376
Move, Inc. *	44,543	71,269
Neutral Tandem, Inc. *	6,216	100,824
Newport Corp. *	13,958	94,635
NIC, Inc. *	14,787	68,020
Novatel Wireless, Inc. *	12,645	58,673
NTELOS Holdings Corp.	11,006	271,408
Online Resources Corp. *	10,973	52,012
Oplink Communications, Inc. *	8,242	70,881
OpNext, Inc. *	9,343	16,350
Orbcomm, Inc. *	14,295	30,877
Orbitz Worldwide, Inc. *	14,408	55,903
Outdoor Channel Holdings, Inc. *	6,286	47,082
PAETEC Holding Corp. *	44,662	64,313
Parkervision, Inc. * (a)	9,282	22,927
PC-Tel, Inc. *	7,895	51,870
Perficient, Inc. *	11,952	57,131
Plantronics, Inc.	18,167	239,804
Playboy Enterprises, Inc., Class B *	9,104	19,665
Polycom, Inc. *	32,214	435,211
Premiere Global Services, Inc. *	23,023	198,228
PRIMEDIA, Inc.	11,098	24,083
Rackspace Hosting, Inc. *	6,403	34,448
RCN Corp. *	14,534	85,751
RealNetworks, Inc. *	33,396	117,888
RHI Entertainment, Inc. *	5,225	42,427
RightNow Technologies, Inc. *	10,511	81,250
S1 Corp. *	18,185	143,480
Sapient Corp. *	32,478	144,202
SAVVIS, Inc. *	14,299	98,520
Shenandoah Telecommunications Company	8,652	242,689
ShoreTel, Inc. *	16,900	75,881
Sinclair Broadcast Group, Inc., Class A	20,541	63,677
SonicWALL, Inc. *	20,023	79,692
Sonus Networks, Inc. *	78,243	123,624
Sourcefire, Inc. *	7,750	43,400
Starent Networks Corp. *	11,172	133,282
SupportSoft, Inc. *	19,436	43,342
Switch & Data Facilities Company, Inc. *	8,103	59,881
Sycamore Networks, Inc. *	72,122	194,008
Symmetricom, Inc. *	17,993	71,072

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Communications (continued)
Syniverse Holdings, Inc. *	18,956	$226,335
TechTarget, Inc. *	5,487	23,704
Tekelec, Inc. *	24,039	320,680
TeleCommunication Systems, Inc. *	12,451	106,954
Terremark Worldwide, Inc. * (a)	19,907	77,438
The Knot, Inc. *	10,409	86,603
TheStreet.com, Inc.	7,099	20,587
Thinkorswim Group, Inc. *	19,283	108,370
TIBCO Software, Inc. *	68,365	354,814
TW Telecom, Inc. *	54,450	461,192
United Online, Inc.	27,999	169,954
USA Mobility, Inc. *	8,863	102,545
UTStarcom, Inc. *	43,946	81,300
ValueClick, Inc. *	31,822	217,662
VASCO Data Security International, Inc. *	9,881	102,071
Viasat, Inc. *	9,449	227,532
Vignette Corp. *	9,318	87,682
Virgin Mobile USA, Inc. *	11,358	9,541
Vocus, Inc. *	5,946	108,277
Vonage Holdings Corp. *	20,343	13,426
Web.com Group, Inc. *	10,535	38,558
Websense, Inc. *	16,378	245,179
World Wrestling Entertainment, Inc., Class A	7,381	81,781

		18,033,744

Consumer, Cyclical - 10.81%
99 Cents Only Stores *	17,048	186,335
Aeropostale, Inc. * (a)	24,403	392,888
AFC Enterprises, Inc. *	9,847	46,182
Airtran Holdings, Inc. *	43,275	192,141
Alaska Air Group, Inc. *	13,156	384,813
Allegiant Travel Company *	4,906	238,284
Ambassadors Group, Inc.	7,232	66,534
American Apparel, Inc. * (a)	12,671	25,215
American Axle & Manufacturing Holdings, Inc.	19,117	55,248
American Woodmark Corp.	4,009	73,084
Americas Car Mart, Inc. *	3,763	51,967
Amerigon, Inc. *	9,778	31,876
Ameristar Casinos, Inc.	9,604	82,979
AMREP Corp. *	675	21,114
ArvinMeritor, Inc. (a)	28,353	80,806
Asbury Automotive Group, Inc.	12,816	58,569
ATC Technology Corp. *	8,029	117,464
Audiovox Corp., Class A *	6,958	34,860
Bally Technologies, Inc. *	20,115	483,363
Beacon Roofing Supply, Inc. *	16,235	225,342
Beazer Homes USA, Inc. *	16,309	25,768
Bebe Stores, Inc.	14,045	104,916
Big 5 Sporting Goods Corp.	8,597	44,790
BJ’s Restaurants, Inc. *	6,560	70,651
Blockbuster, Inc., Class A * (a)	62,191	78,361
Bluegreen Corp. *	5,453	17,068
BMP Sunstone Corp. *	8,812	49,083
Bob Evans Farms, Inc.	11,288	230,614
Brightpoint, Inc. *	19,105	83,107
Brookfield Homes Corp. (a)	3,918	16,926
Brown Shoe, Inc.	15,791	133,750

The accompanying notes are an integral part of the financial statements.

54

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Consumer, Cyclical (continued)
Brunswick Corp. (a)	34,125	$143,666
Buffalo Wild Wings, Inc. *	6,505	166,853
Build A Bear Workshop, Inc. *	6,809	33,092
Cabela’s, Inc. * (a)	14,672	85,538
California Pizza Kitchen, Inc. *	7,920	84,902
Callaway Golf Company	24,278	225,543
Carter’s, Inc. *	20,653	397,777
Casey’s General Stores, Inc.	18,349	417,807
Cash America International, Inc.	10,644	291,113
Cato Corp., Class A	9,928	149,913
Cavco Industries, Inc. *	2,420	65,074
CEC Entertainment, Inc. *	7,341	178,019
Charlotte Russe Holding, Inc. *	7,840	50,882
Charming Shoppes, Inc. *	43,904	107,126
Cherokee, Inc. (a)	2,839	49,257
Chico’s FAS, Inc. *	65,274	272,845
Children’s Place Retail Stores, Inc. *	8,527	184,865
Chindex International, Inc. *	4,366	34,710
Christopher & Banks Corp.	13,394	75,006
Churchill Downs, Inc.	3,530	142,683
Cinemark Holdings, Inc.	10,955	81,396
Citi Trends, Inc. *	5,262	77,457
CKE Restaurants, Inc.	19,203	166,682
Coldwater Creek, Inc. *	21,938	62,523
Collective Brands, Inc. *	23,478	275,162
Columbia Sportswear Company	4,428	156,618
Commercial Vehicle Group, Inc. *	12,548	11,670
Conn’s, Inc. *	3,795	32,182
Cooper Tire & Rubber Company	22,640	139,462
Core-Mark Holding Company, Inc. *	3,534	76,052
Cracker Barrel Old Country Store, Inc. *	8,020	165,132
Crocs, Inc. *	33,184	41,148
Deckers Outdoor Corp. *	4,782	381,938
Denny’s Corp. *	35,918	71,477
Dillard’s, Inc., Class A (a)	21,912	86,991
DineEquity, Inc. (a)	6,532	75,510
Domino’s Pizza, Inc. *	14,756	69,501
Dover Downs Gaming & Entertainment, Inc.	5,901	18,765
DSW, Inc., Class A * (a)	4,981	62,063
DTS, Inc. *	6,783	124,468
Ethan Allen Interiors, Inc. (a)	8,943	128,511
Exide Technologies *	28,011	148,178
FGX International Holdings, Ltd. *	5,172	71,063
Finish Line, Inc.	15,775	88,340
First Cash Financial Services, Inc. *	7,338	139,862
Force Protection, Inc. *	25,398	151,880
Fred’s, Inc., Class A	14,717	158,355
Fuel Systems Solutions, Inc. *	4,507	147,649
Fuqi International, Inc. *	3,620	22,661
Furniture Brands International, Inc.	16,625	36,741
G & K Services, Inc., Class A	7,333	148,273
Gaylord Entertainment Company * (a)	15,296	165,809
Genesco, Inc. *	7,030	118,948
G-III Apparel Group, Ltd. *	5,142	32,857
Group 1 Automotive, Inc. (a)	8,751	94,248
Gymboree Corp. *	10,309	268,962

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Consumer, Cyclical (continued)
Haverty Furniture Companies, Inc. (a)	6,771	$63,173
Hawaiian Holdings, Inc. *	14,827	94,596
Herman Miller, Inc.	20,570	268,027
hhgregg, Inc. *	4,766	41,369
Hibbett Sports, Inc. *	10,476	164,578
HNI Corp. (a)	16,391	259,633
Hooker Furniture Corp.	3,613	27,676
Hot Topic, Inc. *	15,951	147,866
Houston Wire & Cable Company (a)	6,725	62,610
Hovnanian Enterprises, Inc., Class A * (a)	18,437	31,712
Iconix Brand Group, Inc. *	21,281	208,128
Insight Enterprises, Inc. *	17,894	123,469
Interface, Inc., Class A	19,855	92,127
Isle of Capri Casinos, Inc. *	7,487	23,958
J. Crew Group, Inc. * (a)	15,555	189,771
Jack in the Box, Inc. *	21,386	472,417
Jakks Pacific, Inc. *	9,955	205,372
JetBlue Airways Corp. *	63,328	449,629
Jo-Ann Stores, Inc. *	9,387	145,405
Jos. A. Bank Clothiers, Inc. * (a)	6,621	173,139
Kenneth Cole Productions, Inc., Class A	3,700	26,196
Kimball International, Inc., Class B	12,242	105,404
Knoll, Inc.	17,617	158,905
Krispy Kreme Doughnuts, Inc. * (a)	21,500	36,120
K-Swiss, Inc., Class A	9,585	109,269
Landry’s Restaurants, Inc. (a)	4,390	50,924
La-Z-Boy, Inc. (a)	20,190	43,812
Leapfrog Enterprises, Inc., Class A *	12,674	44,359
Lear Corp. *	27,093	38,201
LIFE TIME FITNESS, Inc. * (a)	12,877	166,757
Luby’s Cafeterias, Inc. *	8,611	36,080
Lululemon Athletica, Inc. * (a)	6,772	53,702
Lumber Liquidators, Inc. *	3,471	36,654
M/I Homes, Inc.	5,507	58,044
Macrovision Solutions Corp. *	30,135	381,208
Maidenform Brands, Inc. *	8,364	84,895
Marcus Corp.	7,480	121,400
Marine Products Corp.	4,170	23,435
Marinemax, Inc. *	7,593	25,740
Marvel Entertainment, Inc. *	17,829	548,242
Meritage Homes Corp. * (a)	11,516	140,150
Mobile Mini, Inc. *	12,809	184,706
Modine Manufacturing Company	13,537	65,925
Monarch Casino & Resort, Inc. *	4,397	51,225
Morgans Hotel Group Company *	10,794	50,300
Movado Group, Inc.	5,808	54,537
MWI Veterinary Supply, Inc. *	3,789	102,151
National Cinemedia, Inc.	15,580	157,981
National Presto Industries, Inc.	1,570	120,890
New York & Company, Inc. *	9,185	21,309
Nu Skin Enterprises, Inc., Class A	17,970	187,427
O’Charley’s, Inc.	10,164	20,328
Owens & Minor, Inc.	14,781	556,505
Oxford Industries, Inc.	5,583	48,963
P.F. Chang’s China Bistro, Inc. *	8,762	183,476
Pacific Sunwear of California, Inc. *	26,115	41,523

The accompanying notes are an integral part of the financial statements.

55

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Consumer, Cyclical (continued)
Palm Harbor Homes, Inc. *	4,130	$20,567
Pantry, Inc. *	8,141	174,624
Papa John’s International, Inc. *	7,918	145,929
PC Connection, Inc. *	4,050	20,736
PC Mall, Inc. *	4,529	18,161
Perry Ellis International, Inc. *	4,824	30,584
Pinnacle Entertainment, Inc. * (a)	22,445	172,378
Polaris Industries, Inc.	11,996	343,685
Pool Corp. (a)	17,476	314,044
PriceSmart, Inc.	5,430	112,184
Quiksilver, Inc. *	47,796	87,945
RC2 Corp. *	6,618	70,614
Red Robin Gourmet Burgers, Inc. *	6,282	105,726
Regis Corp.	15,942	231,637
Republic Airways Holdings, Inc. *	12,724	135,765
Retail Ventures, Inc. *	11,519	39,971
Rex Stores Corp. *	3,211	25,913
Rick’s Cabaret International, Inc. *	2,579	10,290
Riviera Holdings Corp. *	4,079	12,237
Ruby Tuesday, Inc. *	19,065	29,741
Rush Enterprises, Inc., Class A *	12,941	110,904
Ryland Group, Inc.	15,714	277,666
Sally Beauty Holdings, Inc. * (a)	34,944	198,831
ScanSource, Inc. *	9,608	185,146
Scholastic Corp.	8,887	120,686
School Specialty, Inc. * (a)	6,984	133,534
Sealy Corp.	17,187	43,139
Shoe Carnival, Inc. *	3,348	31,973
Shuffle Master, Inc. *	19,968	99,041
Skechers U.S.A., Inc., Class A *	12,014	154,020
Skyline Corp. (a)	2,640	52,774
SkyWest, Inc.	21,312	396,403
Sonic Automotive, Inc.	10,327	41,101
Sonic Corp. *	22,036	268,178
Speedway Motorsports, Inc.	5,035	81,114
Stage Stores, Inc.	14,240	117,480
Standard Pacific Corp. *	47,292	84,180
Stein Mart, Inc. *	11,031	12,465
Steinway Musical Instruments, Inc. *	2,626	45,981
Steven Madden, Ltd. *	6,484	138,239
Superior Industries International, Inc. (a)	9,069	95,406
Susser Holdings Corp. *	2,960	39,338
Syms Corp. *	2,342	20,797
Systemax, Inc. *	4,141	44,599
Talbots, Inc. (a)	10,618	25,377
Tempur-Pedic International, Inc. (a)	27,549	195,322
Tenneco, Inc. *	19,538	57,637
Texas Roadhouse, Inc., Class A *	19,324	149,761
The Buckle, Inc.	8,345	182,088
The Cheesecake Factory, Inc. *	21,975	221,948
The Dress Barn, Inc. * (a)	16,405	176,190
The Men’s Wearhouse, Inc. (a)	18,853	255,270
The Nautilus Group, Inc. *	10,375	22,929
The Pep Boys - Manny, Moe & Jack (a)	16,440	67,897
The Steak & Shake Company * (a)	11,385	67,741
The Wet Seal, Inc., Class A *	34,177	101,506

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Consumer, Cyclical (continued)
Timberland Company, Class A *	17,550	$202,703
Titan International, Inc. (a)	12,831	105,856
Titan Machinery, Inc. *	2,803	39,410
TiVo, Inc. *	37,648	269,560
Town Sports International Holdings, Inc. *	7,199	22,965
Tractor Supply Company *	12,111	437,692
True Religion Apparel, Inc. *	6,312	78,521
Tuesday Morning Corp. *	13,411	21,860
Tween Brands, Inc. *	9,384	40,539
UAL Corp. *	46,301	510,237
Ulta Salon, Cosmetics & Fragrance, Inc. *	7,632	63,193
Under Armour, Inc., Class A * (a)	12,091	288,249
Unifi, Inc. *	17,235	48,603
Unifirst Corp.	5,220	154,982
United Stationers, Inc. *	8,551	286,373
Universal Electronics, Inc. *	5,220	84,668
US Airways Group, Inc. * (a)	42,143	325,765
Vail Resorts, Inc. * (a)	11,541	306,991
Volcom, Inc. *	6,758	73,662
Wabash National Corp.	13,015	58,568
Warnaco Group, Inc. *	16,667	327,173
Watsco, Inc. (a)	8,478	325,555
Wendy’s/Arby’s Group, Inc.	146,008	721,280
Weyco Group, Inc.	2,594	85,732
Winnebago Industries, Inc. (a)	11,687	70,473
WMS Industries, Inc. * (a)	16,064	432,122
Wolverine World Wide, Inc.	18,034	379,435
Wonder Auto Technology, Inc. *	6,361	24,935
World Fuel Services Corp.	10,589	391,793
Zale Corp. *	12,607	41,981
Zumiez, Inc. *	7,230	53,864

		31,034,833

Consumer, Non-cyclical - 23.06%
1-800-Flowers.com, Inc., Class A *	10,519	40,183
Aaron Rents, Inc., Class B	16,498	439,177
Abaxis, Inc. * (a)	8,059	129,186
Abiomed, Inc. * (a)	12,508	205,381
ABM Industries, Inc.	15,970	304,228
Acadia Pharmaceuticals, Inc. *	12,792	11,513
Accelrys, Inc. *	10,521	45,872
Acco Brands Corp. *	21,299	73,482
Accuray, Inc. * (a)	13,660	70,486
Acorda Therapeutics, Inc. *	13,646	279,879
Actrade Financial Technologies, Ltd. * (k)	722	0
Acura Pharmaceuticals, Inc. *	3,060	22,460
Administaff, Inc.	7,937	172,074
Adolor Corp. *	18,290	30,361
Advance America Cash Advance Centers, Inc.	16,630	31,431
Affymax, Inc. *	4,172	41,678
Affymetrix, Inc. *	26,815	80,177
AgFeed Industries, Inc. *	7,720	12,429
Air Methods Corp. *	4,013	64,168
Akorn, Inc. * (a)	21,722	49,961
Albany Molecular Research, Inc. *	8,658	84,329
Alexion Pharmaceuticals, Inc. *	28,125	1,017,844
Alexza Pharmaceuticals, Inc. *	10,388	32,930

The accompanying notes are an integral part of the financial statements.

56

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Consumer, Non-cyclical (continued)
Alico, Inc.	1,387	$56,853
Align Technology, Inc. * (a)	22,924	200,585
Alkermes, Inc. *	35,061	373,400
Alliance Imaging, Inc. *	9,562	76,209
Alliance One International, Inc. *	34,352	100,995
Allos Therapeutics, Inc. *	19,641	120,203
Almost Family, Inc. * (a)	2,309	103,859
Alnylam Pharmaceuticals, Inc. *	13,074	323,320
Alphatec Holdings, Inc. *	10,488	24,647
AMAG Pharmaceuticals, Inc. * (a)	6,283	225,246
Amedisys, Inc. * (a)	9,668	399,675
American Dairy, Inc. * (a)	2,681	40,322
American Greetings Corp., Class A	16,638	125,950
American Medical Systems Holdings, Inc. * (a)	26,718	240,195
American Oriental Bioengineering, Inc. * (a)	22,775	154,642
American Public Education, Inc. * (a)	4,022	149,578
AMERIGROUP Corp. *	19,582	578,061
Amicus Therapeutics Inc *	2,064	16,471
AMN Healthcare Services, Inc. *	12,588	106,494
AmSurg Corp. *	11,442	267,056
Andersons, Inc.	6,716	110,680
AngioDynamics, Inc. *	9,015	123,415
Arbitron, Inc.	10,050	133,464
Ardea Biosciences, Inc. *	4,925	58,952
Arden Group, Inc.	372	46,872
Arena Pharmaceuticals, Inc. *	27,932	116,476
Ariad Pharmaceuticals, Inc. *	25,686	21,833
Arqule, Inc. *	15,834	66,819
Array BioPharma, Inc. *	18,234	73,848
ArthroCare Corp. * (a)	9,793	46,713
Assisted Living Concepts, Inc. *	20,579	85,403
athenahealth, Inc. *	7,587	285,423
Atrion Corp.	542	52,628
Auxilium Pharmaceuticals, Inc. * (a)	15,176	431,605
B&G Foods, Inc.	7,814	42,196
Bankrate, Inc. * (a)	4,647	176,586
Bio Reference Labs, Inc. *	4,248	111,425
Biodel, Inc. *	4,953	23,873
BioForm Medical, Inc. *	10,042	9,138
BioMimetic Therapeutics, Inc. *	5,206	47,999
Bio-Rad Laboratories, Inc., Class A *	6,867	517,154
Blue Nile, Inc. * (a)	4,926	120,638
Blyth, Inc.	9,126	71,548
Boston Beer Company, Inc. *	2,949	83,752
Bowne & Company, Inc.	10,945	64,357
Bruker BioSciences Corp. *	18,802	75,960
Cadence Pharmaceuticals, Inc. *	8,054	58,230
Cadiz, Inc. *	4,987	62,387
Calavo Growers, Inc.	4,130	47,495
Caliper Life Sciences, Inc. *	19,162	18,587
Cal-Maine Foods, Inc. (a)	4,701	134,919
Cambrex Corp. *	11,112	51,337
Cantel Medical Corp. *	4,685	68,729
Capella Education Company *	5,192	305,082
Capital Senior Living Corp. *	9,386	27,970
Caraco Pharmaceutical Labs *	4,364	25,835

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Consumer, Non-cyclical (continued)
Cardiac Science Corp. *	7,410	$55,575
CardioNet, Inc. *	1,696	41,806
Catalyst Health Solutions, Inc. *	12,053	293,491
CBIZ, Inc. *	16,399	141,851
CDI Corp.	5,131	66,395
Celera Corp. *	29,358	326,755
Celldex Therapeutics, Inc. *	6,164	48,819
Centene Corp. *	15,848	312,364
Central Garden & Pet Company, Class A *	23,990	141,541
Cenveo, Inc. *	18,540	82,503
Cepheid, Inc. *	20,969	217,658
Chattem, Inc. * (a)	6,225	445,274
Chemed Corp.	8,126	323,171
China Sky One Medical, Inc. * (a)	2,945	47,091
Chiquita Brands International, Inc. *	15,945	235,667
Clinical Data, Inc. * (a)	4,211	37,478
Coca-Cola Bottling Company Consolidated	1,520	69,859
Coinstar, Inc. *	10,240	199,782
Columbia Laboratories, Inc. *	17,441	22,150
Compass Diversified Trust	8,898	100,102
Conceptus, Inc. *	11,188	170,281
CONMED Corp. *	10,352	247,827
Consolidated Graphics, Inc. *	3,689	83,519
Corinthian Colleges, Inc. *	31,281	512,070
Cornell Corrections, Inc. *	4,113	76,461
CorVel Corp. *	3,060	67,259
CoStar Group, Inc. *	7,155	235,686
Cougar Biotechnology, Inc. *	5,508	143,208
CRA International, Inc. *	4,069	109,578
Cross Country Healthcare, Inc. *	11,527	101,322
Cryolife, Inc. *	10,347	100,469
CSS Industries, Inc.	2,913	51,677
Cubist Pharmaceuticals, Inc. *	20,434	493,685
CV Therapeutics, Inc. * (a)	22,480	207,041
Cyberonics, Inc. *	8,781	145,501
Cynosure, Inc. *	3,597	32,841
Cypress Biosciences, Inc. * (a)	14,041	96,040
Cytokinetics, Inc. *	14,517	41,373
Cytori Therapeutics, Inc. *	8,377	30,241
Datascope Corp.	4,711	246,103
Deluxe Corp.	18,887	282,550
Dendreon Corp. *	34,668	158,779
DepoMed, Inc. *	19,570	32,290
DexCom, Inc. * (a)	10,750	29,670
Diamond Foods, Inc.	5,810	117,071
Discovery Laboratories, Inc. *	35,416	39,666
Dollar Financial Corp. *	9,136	94,101
Dollar Thrifty Automotive Group, Inc. * (a)	10,618	11,574
Durect Corp. *	30,732	104,181
Dyax Corp. *	21,380	77,823
DynCorp International, Inc. *	9,066	137,531
Electro Rent Corp.	8,054	89,883
Elizabeth Arden, Inc. *	8,939	112,721
Emergency Medical Services Corp., Class A *	3,378	123,669
Emergent Biosolutions, Inc. *	4,734	123,605
Emeritus Corp. *	7,645	76,679

The accompanying notes are an integral part of the financial statements.

57

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Consumer, Non-cyclical (continued)
Ennis Business Forms, Inc.	9,400	$113,834
Enzo Biochem, Inc. *	12,251	59,907
Enzon Pharmaceuticals, Inc. * (a)	16,873	98,370
Euronet Worldwide, Inc. *	17,490	203,059
EV3, Inc. *	26,314	160,515
Exactech, Inc. *	2,792	47,017
Exelixis, Inc. * (a)	39,224	196,904
Exlservice Holdings, Inc. *	5,491	47,058
Exponent, Inc. *	5,369	161,500
Facet Biotech Corp. *	8,706	83,491
Farmer Brothers Company	2,542	63,397
First Advantage Corp., Class A *	3,993	56,501
Five Star Quality Care, Inc. *	12,159	18,603
Flowers Foods, Inc.	28,034	682,908
Forrester Research, Inc. *	5,664	159,781
Fossil, Inc. *	16,661	278,239
Fresh Del Monte Produce, Inc. *	15,316	343,385
Gaiam, Inc., Class A *	7,214	33,329
Gartner Group, Inc., Class A *	21,702	386,947
Genomic Health, Inc. *	5,023	97,848
Genoptix, Inc. *	2,946	100,400
Gentiva Health Services, Inc. *	9,205	269,338
Geron Corp. * (a)	29,421	137,396
Gevity HR, Inc.	9,753	14,727
Global Cash Access, Inc. *	15,396	34,179
Great Lakes Dredge & Dock Company	15,239	63,242
Green Mountain Coffee Roasters, Inc. * (a)	6,285	243,229
GTx, Inc. *	6,834	115,085
H&E Equipment Services, Inc. *	6,296	48,542
Haemonetics Corp. *	9,254	522,851
Hain Celestial Group, Inc. * (a)	14,912	284,670
Halozyme Therapeutics, Inc. *	22,783	127,585
Hanger Orthopedic Group, Inc. *	11,278	163,644
Hansen Medical, Inc. *	6,626	47,840
Healthcare Services Group, Inc.	15,650	249,304
Healthsouth Corp. * (a)	32,622	357,537
Healthspring, Inc. *	17,960	358,661
Healthways, Inc. *	13,037	149,665
Heartland Payment Systems, Inc. (a)	8,931	156,292
Heidrick & Struggles International, Inc.	6,376	137,339
Helen of Troy, Ltd. *	11,096	192,627
Hill International, Inc. *	8,882	62,529
HMS Holdings Corp. *	9,092	286,580
HQ Sustainable Maritime Industries, Inc. *	2,378	18,620
Hudson Highland Group, Inc. *	10,430	34,940
Human Genome Sciences, Inc. * (a)	52,049	110,344
Huron Consulting Group, Inc. *	7,590	434,679
ICF International, Inc. *	2,409	59,189
ICT Group, Inc. *	4,148	18,998
ICU Medical, Inc. * (a)	4,002	132,626
Idenix Pharmaceuticals, Inc. *	9,479	54,883
Idera Pharmaceuticals, Inc. * (a)	7,817	60,035
I-Flow Corp. *	8,594	41,251
Immucor, Inc. *	25,575	679,783
Immunogen, Inc. *	19,222	82,462
Immunomedics, Inc. *	25,419	43,212

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Consumer, Non-cyclical (continued)
Imperial Sugar Company	4,561	$65,405
Incyte Corp. *	29,077	110,202
Indevus Pharmaceuticals, Inc. * (a)	29,566	92,837
Informatica Corp. *	32,366	444,385
Ingles Markets, Inc.	4,722	83,060
Inspire Pharmaceuticals, Inc. *	16,242	58,471
Insulet Corp. *	7,228	55,800
Integra LifeSciences Holdings Corp. *	6,452	229,498
Interactive Data Corp.	13,202	325,561
Intermediate Parfums, Inc.	5,314	40,812
Intermune, Inc. * (a)	11,873	125,616
Internet Brands, Inc. *	8,281	48,195
Invacare Corp.	11,784	182,888
IPC The Hospitalist Company *	2,324	39,113
IRIS International, Inc. *	6,864	95,684
Isis Pharmaceuticals, Inc. *	33,210	470,918
J & J Snack Foods Corp.	5,114	183,490
Jackson Hewitt Tax Service, Inc.	10,473	164,321
K12, Inc. *	2,312	44,090
Kelly Services, Inc., Class A	9,899	128,786
Kendle International, Inc. *	4,838	124,433
Kenexa Corp. *	8,578	68,452
Kensey Nash Corp. *	2,665	51,728
Kforce, Inc. *	11,590	89,011
Kindred Healthcare, Inc. *	10,344	134,679
Korn/Ferry International *	17,029	194,471
K-V Pharmaceutical Company, Class A * (a)	12,446	35,844
Lance, Inc. (a)	9,791	224,606
Landauer, Inc.	3,398	249,073
Learning Tree International, Inc. *	3,539	30,152
LECG Corp. *	9,892	66,375
Lexicon Genetics, Inc. *	31,753	44,454
LHC Group, Inc. *	5,265	189,540
Life Sciences Research, Inc. *	3,361	31,593
Lifeway Foods, Inc. *	1,893	16,999
Ligand Pharmaceuticals, Inc., Class B *	32,358	88,661
Live Nation, Inc. *	28,428	163,177
Luminex Corp. *	15,017	320,763
M & F Worldwide Corp. *	4,386	67,764
Magellan Health Services, Inc. *	14,665	574,281
Mannatech, Inc. (a)	5,872	14,386
Mannkind Corp. * (a)	19,966	68,483
MAP Pharmaceuticals, Inc. *	3,714	25,924
Martek Biosciences Corp. * (a)	11,875	359,931
Masimo Corp. *	16,858	502,874
Maui Land & Pineapple, Inc. *	2,086	28,015
MAXIMUS, Inc.	6,732	236,361
Maxygen, Inc. *	9,524	84,954
McGrath Rentcorp	8,719	186,238
Medarex, Inc. *	47,345	264,185
MedCath Corp. *	6,140	64,102
Medical Action, Inc. *	5,400	54,000
Medicines Company *	18,998	279,841
Medicis Pharmaceutical Corp., Class A	20,717	287,966
Medivation, Inc. * (a)	9,388	136,783
Mentor Corp.	12,347	381,893

The accompanying notes are an integral part of the financial statements.

58

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Consumer, Non-cyclical (continued)
Mercadolibre, Inc. * (a)	9,396	$154,188
Meridian Bioscience, Inc.	14,577	371,276
Merit Medical Systems, Inc. *	10,106	181,201
Microvision, Inc. *	27,432	46,086
Micrus Endovascular Corp. *	5,866	68,104
Midas, Inc. *	5,875	61,629
MiddleBrook Pharmaceuticals, Inc. *	14,778	22,167
Molecular Insight Pharmaceuticals, Inc. * (a)	7,459	32,074
Molina Healthcare, Inc. *	5,241	92,294
Momenta Pharmaceuticals, Inc. *	9,184	106,534
Monro Muffler Brake, Inc.	5,989	152,720
MPS Group, Inc. *	34,747	261,645
Multi-Color Corp.	4,021	63,612
Myriad Genetics, Inc. *	16,292	1,079,508
Nabi Biopharmaceuticals *	19,685	65,945
Nanosphere, Inc. *	5,429	25,842
Nash Finch Company	4,602	206,584
National Beverage Corp. *	4,074	36,666
National Healthcare Corp.	3,050	154,452
Natus Medical, Inc. *	10,171	131,714
Navigant Consulting Company *	17,631	279,804
Nektar Therapeutics * (a)	34,418	191,364
Neogen Corp. *	5,300	132,394
Net 1 UEPS Technologies, Inc. *	16,579	227,132
Netflix, Inc. * (a)	14,765	441,326
Neurocrine Biosciences, Inc. *	15,506	49,619
Nighthawk Radiology Holdings, Inc. *	9,196	44,693
Novavax, Inc. *	22,576	42,669
Noven Pharmaceuticals, Inc. *	9,228	101,508
NPS Pharmaceuticals, Inc. *	17,666	109,706
NutriSystem, Inc. (a)	11,197	163,364
Nuvasive, Inc. * (a)	13,020	451,143
NxStage Medical, Inc. *	11,108	29,658
Obagi Medical Products, Inc. *	6,634	49,490
Odyssey Healthcare, Inc. *	12,124	112,147
Odyssey Marine Exploration, Inc. * (a)	18,773	60,449
Omega Protein Corp. *	7,278	29,185
On Assignment, Inc. *	13,647	77,378
Onyx Pharmaceuticals, Inc. *	20,335	694,644
Opko Health, Inc. *	18,961	30,717
Optimer Pharmaceuticals, Inc. * (a)	9,664	117,031
OraSure Technologies, Inc. *	17,824	65,592
Orexigen Therapeutics, Inc. *	7,910	44,138
Orthofix International NV *	6,603	101,224
Orthovita, Inc. *	24,852	84,248
OSI Pharmaceuticals, Inc. * (a)	20,879	815,325
Osiris Therapeutics, Inc. * (a)	5,430	104,039
Overstock.com, Inc. *	5,875	63,333
Pain Therapeutics, Inc. *	12,886	76,285
Palomar Medical Technologies, Inc. *	6,869	79,200
Par Pharmaceutical Companies, Inc. *	12,761	171,125
Parexel International Corp. *	20,986	203,774
PDL BioPharma, Inc. *	43,530	269,015
Peets Coffee & Tea, Inc. *	5,145	119,621
PetMed Express, Inc. *	8,639	152,306
Pharmasset, Inc. *	6,268	82,173

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Consumer, Non-cyclical (continued)
PharMerica Corp. *	11,134	$174,470
PHH Corp. *	20,486	260,787
POZEN, Inc. *	9,867	49,730
Pre-Paid Legal Services, Inc. *	2,940	109,633
Prestige Brands Holdings, Inc. *	12,506	131,938
PRG-Schultz International, Inc. *	6,152	25,100
Princeton Review, Inc. *	5,543	27,327
Progenics Pharmaceuticals, Inc. *	10,063	103,750
Protection One, Inc. *	2,905	13,886
PSS World Medical, Inc. *	22,474	422,961
Psychiatric Solutions, Inc. * (a)	20,294	565,188
Questcor Pharmaceuticals, Inc. *	19,412	180,726
Quidel Corp. *	10,366	135,484
RadNet, Inc. * (a)	8,910	29,849
Ralcorp Holdings, Inc. *	20,500	1,197,200
Regeneron Pharmaceuticals, Inc. *	22,777	418,186
RehabCare Group, Inc. *	6,709	101,708
Rent-A-Center, Inc. *	24,383	430,360
Repligen Corp. *	11,680	44,150
Res-Care, Inc. *	9,188	138,004
Resources Connection, Inc. *	16,643	272,612
Rigel Pharmaceuticals, Inc. *	13,661	109,288
Rollins, Inc.	15,062	272,321
RSC Holdings, Inc. * (a)	17,627	150,182
RTI Biologics, Inc. *	20,616	56,900
Ruddick Corp.	15,189	419,976
Russ Berrie & Company, Inc. *	7,917	23,513
Salix Pharmaceuticals, Ltd. *	17,759	156,812
Sanderson Farms, Inc.	7,415	256,262
Sangamo Biosciences, Inc. * (a)	14,390	50,077
Savient Pharmaceuticals, Inc. *	20,492	118,649
Schiff Nutrition International, Inc. *	3,410	20,358
Seaboard Corp.	123	146,862
Seattle Genetics, Inc. * (a)	22,338	199,702
Sequenom, Inc. * (a)	20,791	412,493
Shutterfly, Inc. *	7,416	51,838
Sirona Dental Systems, Inc. *	6,263	65,762
Skilled Healthcare Group, Inc. *	6,543	55,223
Smart Balance, Inc. * (a)	23,623	160,636
Somanetics Corp. *	4,396	72,578
SonoSite, Inc. *	6,238	119,021
Sotheby’s	24,727	219,823
Spartan Motors, Inc.	12,826	60,667
Spartan Stores, Inc.	7,959	185,047
Spectranetics Corp. *	12,657	33,035
Spherion Corp. *	21,245	46,951
Stamps.com, Inc. *	5,070	49,838
Standard Parking Corp. *	3,243	62,720
Star Scientific, Inc. * (a)	24,905	95,386
Steiner Leisure, Ltd. *	5,988	176,766
Stereotaxis, Inc. * (a)	10,760	47,344
STERIS Corp.	21,254	507,758
Stewart Enterprises, Inc., Class A (a)	31,403	94,523
Sucampo Pharmaceuticals, Inc. *	3,689	21,212
SuccessFactors, Inc. * (a)	9,447	54,226
Sun Healthcare Group, Inc. *	15,935	141,025

The accompanying notes are an integral part of the financial statements.

59

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Consumer, Non-cyclical (continued)
Sunrise Senior Living, Inc. * (a)	18,160	$30,509
SurModics, Inc. * (a)	5,709	144,266
Symmetry Medical, Inc. *	13,169	104,957
Synovis Life Technologies, Inc. *	4,659	87,310
Synta Pharmaceuticals Corp. * (a)	6,758	41,359
Synutra International, Inc. * (a)	3,962	43,661
Targacept, Inc. *	7,948	28,295
Team, Inc. *	6,758	187,197
Tejon Ranch Company *	4,157	102,844
TeleTech Holdings, Inc. *	14,508	121,142
Tetra Tech, Inc. *	21,573	520,988
The Advisory Board Company *	6,417	143,099
The Ensign Group, Inc.	3,078	51,526
The Geo Group, Inc. *	18,651	336,278
The Great Atlantic & Pacific Tea Company, Inc. * (a)	13,545	84,927
The Hackett Group, Inc. *	16,037	46,828
The Standard Register Company	5,741	51,267
Theravance, Inc. *	19,264	238,681
Thoratec Corp. *	19,920	647,201
TNS, Inc. *	9,261	86,961
TomoTherapy, Inc. *	16,316	38,832
Tootsie Roll Industries, Inc.	8,544	218,812
Trans1, Inc. * (a)	4,826	34,795
TreeHouse Foods, Inc. *	11,347	309,092
Triple-S Management Corp. *	5,540	63,710
TrueBlue, Inc. *	16,437	157,302
Tupperware Brands Corp.	22,594	512,884
United Natural Foods, Inc. *	15,709	279,934
United Therapeutics Corp. *	8,211	513,598
Universal Corp.	9,272	276,955
Universal Technical Institute, Inc. *	7,906	135,746
US Physical Therapy, Inc. *	4,441	59,199
USANA Health Sciences, Inc. *	2,521	86,319
Valassis Communications, Inc. *	19,063	25,163
Valeant Pharmaceuticals International * (a)	25,534	584,729
Vector Group, Ltd. (a)	11,989	163,290
Viad Corp.	7,558	186,985
Village Super Market, Inc.	1,173	67,318
ViroPharma, Inc. *	25,581	333,065
Virtual Radiologic Corp * (a)	2,774	23,524
VistaPrint, Ltd. * (a)	16,275	302,878
Vital Images, Inc. *	5,926	82,431
Vivus, Inc. *	25,701	136,729
VNUS Medical Technologies *	4,821	78,197
Volcano Corp. *	17,298	259,470
Volt Information Sciences, Inc. *	4,973	35,955
Watson Wyatt Worldwide, Inc., Class A	15,511	741,736
WD-40 Company	5,899	166,883
Weis Markets, Inc.	3,910	131,493
West Pharmaceutical Services, Inc.	11,686	441,380
Winn-Dixie Stores, Inc. *	19,816	319,038
Wright Express Corp. *	14,271	179,815
Wright Medical Group, Inc. *	13,616	278,175
XenoPort, Inc. *	9,204	230,836
Zhongpin, Inc. *	6,908	82,896

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Consumer, Non-cyclical (continued)
Zoll Medical Corp. *	7,692	$145,302
Zymogenetics, Inc. * (a)	15,185	45,555

		66,211,826

Diversified - 0.01%
Resource America, Inc.	5,027	20,108

Energy - 3.66%
Akeena Solar, Inc. * (a)	9,956	17,124
Allis-Chalmers Energy, Inc. *	10,728	59,004
Alon USA Energy, Inc. (a)	4,201	38,439
APCO Argentina, Inc.	1,748	46,549
Approach Resources, Inc. *	3,937	28,779
Arena Resources, Inc. *	14,070	395,226
Ascent Solar Technologies, Inc. *	3,397	12,773
Atlas America, Inc.	13,027	193,451
ATP Oil & Gas Corp. * (a)	10,770	63,005
Basic Energy Services, Inc. *	15,283	199,290
Berry Petroleum Company, Class A	16,045	121,300
Bill Barrett Corp. *	13,725	290,009
BMB Munai, Inc. *	15,695	21,816
Bolt Technology Corp. *	3,436	23,915
BPZ Energy, Inc. * (a)	22,581	144,518
Brigham Exploration Company *	18,206	58,259
Bronco Drilling Company, Inc. * (a)	10,200	65,892
Cal Dive International, Inc. *	16,329	106,302
Callon Petroleum Company *	9,851	25,613
Carbo Ceramics, Inc. (a)	7,424	263,775
Carrizo Oil & Gas, Inc. * (a)	10,397	167,392
Cheniere Energy, Inc. * (a)	19,342	55,125
Clayton Williams Energy, Inc. *	2,115	96,106
Clean Energy Fuels Corp. * (a)	8,640	52,186
Complete Production Services, Inc. *	17,802	145,086
Comstock Resources, Inc. *	16,801	793,847
Comverge, Inc. * (a)	8,617	42,223
Concho Resources, Inc. *	20,496	467,719
Contango Oil & Gas Company *	4,891	275,363
Crosstex Energy, Inc.	17,050	66,495
CVR Energy, Inc. *	9,262	37,048
Dawson Geophysical Company *	2,945	52,450
Delek US Holdings, Inc.	5,278	27,921
Delta Petroleum Corp. * (a)	24,277	115,559
Double Eagle Petroleum & Mining Company *	3,873	27,188
Dril-Quip, Inc. *	11,382	233,445
Energy Partners, Ltd. *	14,551	19,644
Evergreen Solar, Inc. * (a)	53,853	171,791
EXCO Resources, Inc. *	55,565	503,419
Flotek Industries, Inc. * (a)	8,883	22,385
Fuelcell Energy, Inc. *	26,550	103,014
FX Energy, Inc. * (a)	16,414	45,795
GeoGlobal Resources, Inc. * (a)	14,610	23,376
Geokinetics, Inc. *	2,869	7,086
GeoMet, Inc. *	10,184	17,517
Georesources, Inc. *	2,573	22,359
GMX Resources, Inc. *	6,252	158,301
Goodrich Petroleum Corp. * (a)	8,380	250,981
Gran Tierra Energy, Inc. *	82,441	230,835

The accompanying notes are an integral part of the financial statements.

60

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Energy (continued)
GT Solar International, Inc. *	11,929	$34,475
Gulf Islands Fabrication, Inc.	4,663	67,194
Gulfport Energy Corp. *	10,784	42,597
Harvest Natural Resources, Inc. *	14,102	60,639
Headwaters, Inc. *	15,831	106,859
Hornbeck Offshore Services, Inc. *	8,557	139,821
Houston American Energy Corp.	6,662	22,518
International Coal Group, Inc. * (a)	47,864	110,087
ION Geophysical Corp. *	31,975	109,674
James River Coal Company *	10,162	155,783
Lufkin Industries, Inc.	5,377	185,507
Matrix Service Company *	9,771	74,944
McMoran Exploration Company * (a)	22,447	219,981
Mitcham Industries, Inc. *	3,634	14,427
NATCO Group, Inc. *	7,476	113,486
National Coal Corp. *	11,478	14,577
Natural Gas Services Group, Inc. *	4,671	47,317
Newpark Resources, Inc. *	33,564	124,187
Northern Oil And Gas, Inc. *	9,115	23,699
Panhandle Oil and Gas, Inc.	2,982	53,676
Parallel Petroleum Corp. *	16,975	34,120
Parker Drilling Company *	42,171	122,296
Penn Virginia Corp.	15,427	400,793
Petroleum Development Corp. *	5,595	134,672
Petroquest Energy, Inc. *	16,644	112,513
Pioneer Drilling Company *	18,496	103,023
Plug Power, Inc. *	30,677	31,291
Precision Drilling Trust *	11,092	93,062
Rex Energy Corp. *	7,843	23,058
Rosetta Resources, Inc. *	19,971	141,395
RPC, Inc.	10,807	105,476
Stone Energy Corp. *	11,952	131,711
SulphCo, Inc. * (a)	19,495	18,325
Superior Well Services, Inc. *	6,284	62,840
Swift Energy Company *	11,446	192,407
T-3 Energy Services, Inc. *	4,747	44,812
Toreador Resources Corp. *	7,465	40,983
Trico Marine Services, Inc. * (a)	5,294	23,664
Tri-Valley Corp. * (a)	11,010	19,818
TXCO Resources, Inc. * (a)	15,822	23,575
Union Drilling, Inc. *	5,733	29,754
VAALCO Energy, Inc. *	22,254	165,570
Venoco, Inc. *	9,564	25,918
Warren Resources, Inc. *	23,256	46,279
Western Refining, Inc.	11,319	87,835
Westmoreland Coal Company *	3,879	43,057
Willbros Group, Inc. *	14,524	123,018

		10,509,408

Financial - 21.81%
1st Source Corp.	5,765	136,227
Abington Bancorp, Inc.	9,491	87,792
Acadia Realty Trust, REIT	11,845	169,028
Advanta Corp., Class B	15,385	32,155
Agree Realty Corp., REIT	3,005	54,481
Alexander’s, Inc., REIT *	741	188,881
Ambac Financial Group, Inc. (a)	98,653	128,249

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Financial (continued)
AMCORE Financial, Inc.	9,858	$35,686
American Campus Communities, Inc., REIT	15,428	315,965
American Capital Agency Corp., REIT (a)	3,820	81,595
American Equity Investment Life Holding Company	20,221	141,547
American Physicians Capital, Inc.	3,085	148,388
American Safety Insurance Holdings, Ltd. *	4,187	55,310
Ameris Bancorp	5,619	66,585
Amerisafe, Inc. *	6,922	142,109
Amtrust Financial Services, Inc.	5,799	67,268
Anchor BanCorp Wisconsin, Inc. (a)	11,543	31,859
Anthracite Capital, Inc., REIT (a)	22,084	49,247
Anworth Mortgage Asset Corp., REIT	29,584	190,225
Apollo Investment Corp. (a)	52,437	488,188
Ares Capital Corp.	36,008	227,931
Argo Group International Holdings, Ltd. * (a)	11,315	383,805
Arrow Financial Corp.	3,681	92,540
Ashford Hospitality Trust, Inc., REIT (a)	47,402	54,512
Aspen Insurance Holdings, Ltd.	31,342	760,043
Asset Acceptance Capital Corp. * (a)	5,947	30,389
Associated Estates Realty Corp., REIT	5,807	53,018
Assured Guaranty, Ltd. (a)	20,637	235,262
Avatar Holdings, Inc. *	2,322	61,579
Baldwin & Lyons, Inc., Class B	3,322	60,427
BancFirst Corp.	2,865	151,616
Banco Latinoamericano de Exportaciones, S.A.	10,426	149,717
BancTrust Financial Group, Inc. (a)	7,122	105,121
Bank Mutual Corp.	17,837	205,839
Bank of the Ozarks, Inc.	4,577	135,662
BankFinancial Corp.	7,837	79,859
Banner Corp.	6,007	56,526
Beneficial Mutual Bancorp, Inc. *	12,160	136,800
Berkshire Hill Bancorp, Inc.	4,695	144,888
BGC Partners, Inc.	13,158	36,316
BioMed Realty Trust, Inc., REIT	29,688	347,943
BlackRock Kelso Capital Corp.	4,843	47,752
Boston Private Financial Holdings, Inc.	21,740	148,702
Broadpoint Securities Group, Inc. *	9,680	28,750
Brookline Bancorp, Inc.	21,466	228,613
Bryn Mawr Bank Corp.	2,895	58,189
Calamos Asset Management, Inc.	7,978	59,037
Capital City Bank Group, Inc. (a)	4,718	128,518
Capital Lease Funding, Inc., REIT	18,544	32,081
Capital Southwest Corp.	1,148	124,168
Capital Trust, Inc., Class A, REIT (a)	6,565	23,634
Capitol Bancorp, Ltd.	6,500	50,700
Capstead Mortage Corp., REIT	20,075	216,208
Cardinal Financial Corp.	10,080	57,355
Care Investment Trust, Inc., REIT	5,174	40,305
Cascade Bancorp (a)	9,085	61,324
Cass Information Systems, Inc.	2,480	75,541
Castlepoint Holdings, Ltd.	12,415	168,347
Cathay General Bancorp, Inc. (a)	18,402	437,047
Cedar Shopping Centers, Inc., REIT	14,940	105,775
Central Pacific Financial Corp.	11,414	114,597
Chemical Financial Corp.	9,083	253,234

The accompanying notes are an integral part of the financial statements.

61

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Financial (continued)
Chimera Investment Corp.	13,131	$45,302
Citizens Banking Corp.	50,865	151,578
Citizens, Inc., Class A *	13,814	133,996
City Bank (a)	5,978	31,086
City Holding Company	6,058	210,697
Clifton Savings Bancorp, Inc.	4,293	50,915
CNA Surety Corp. *	6,199	119,021
CoBiz, Inc.	7,582	73,849
Cogdell Spencer, Inc., REIT	4,980	46,613
Cohen & Steers, Inc.	6,238	68,556
Colonial Bancgroup, Inc. (a)	77,162	159,725
Colonial Properties Trust, REIT	18,094	150,723
Columbia Banking System, Inc.	7,407	88,366
Community Bank Systems, Inc.	12,246	298,680
Community Trust Bancorp, Inc.	5,824	214,032
Compucredit Corp. *	6,977	38,583
Consolidated Tomoka Land Company	2,039	77,869
Corporate Office Properties Trust, REIT	15,301	469,741
Corus Bankshares, Inc. (a)	18,372	20,393
Cousins Properties, Inc., REIT (a)	16,127	223,359
Crawford & Company, Class B *	8,944	130,046
Credit Acceptance Corp. * (a)	2,369	32,455
CVB Financial Corp. (a)	24,835	295,536
Danvers Bancorp, Inc.	6,999	93,577
DCT Industrial Trust, Inc., REIT	63,905	323,359
Delphi Financial Group, Inc.	15,215	280,565
Diamond Hill Investment Group, Inc. *	763	49,595
DiamondRock Hospitality Company, REIT	35,661	180,801
Dime Community Bancorp, Inc.	8,724	116,029
Donegal Group, Inc.	4,438	74,425
Doral Financial Corp. *	3,435	25,762
Duff & Phelps Corp. *	4,041	77,264
DuPont Fabros Technology, Inc., REIT	6,911	14,306
East West Bancorp, Inc. (a)	23,600	376,892
EastGroup Properties, Inc., REIT (a)	9,003	320,327
Education Realty Trust, Inc., REIT	11,520	60,134
eHealth, Inc. *	9,290	123,371
EMC Insurance Group, Inc.	2,262	58,020
Employers Holdings, Inc.	18,007	297,115
Encore Capital Group, Inc. *	5,268	37,930
Enstar Group, Ltd. *	2,088	123,484
Enterprise Financial Services Corp.	3,118	47,518
Entertainment Properties Trust, REIT	12,012	357,958
Epoch Holding Corp.	4,305	32,675
Equity Lifestyle Properties, Inc., REIT	7,448	285,705
Equity One, Inc., REIT (a)	11,627	205,798
ESSA Bancorp, Inc.	6,643	93,866
Evercore Partners, Inc. (a)	3,700	46,213
Extra Space Storage, Inc., REIT	29,304	302,417
EZCORP, Inc., Class A *	14,068	213,974
F.N.B. Corp. (a)	32,070	423,324
FBL Financial Group, Inc., Class A	4,850	74,932
FBR Capital Markets Corp. *	11,101	53,951
FCStone Group, Inc. * (a)	8,723	38,643
Federal Agricultural Mortgage Corp., Class C	4,776	16,716
FelCor Lodging Trust, Inc., REIT	27,337	50,300

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Financial (continued)
Fifth Street Finance Corp.	3,844	$29,022
Financial Federal Corp.	9,360	217,807
First Acceptance Corp. *	7,758	22,498
First BanCorp (PR) (a)	26,532	295,566
First Bancorp	5,736	105,256
First Busey Corp. (a)	9,742	177,694
First Commonwealth Financial Corp. (a)	27,410	339,336
First Community Bancshares, Inc. (a)	3,618	126,160
First Financial BanCorp	14,503	179,692
First Financial Bankshares, Inc. (a)	7,688	424,454
First Financial Corp.	4,346	178,143
First Financial Holdings, Inc.	4,464	90,351
First Financial Northwest, Inc.	9,240	86,302
First Industrial Realty Trust, Inc., REIT (a)	16,824	127,021
First Merchants Corp.	7,121	158,157
First Mercury Financial Corp. *	5,506	78,516
First Midwest Bancorp, Inc.	18,301	365,471
First Niagara Financial Group, Inc.	43,282	699,870
First Place Financial Corp.	7,401	28,346
First Potomac Realty Trust, REIT	10,687	99,389
First South Bancorp, Inc. (a)	2,648	33,259
FirstFed Financial Corp. * (a)	6,569	11,496
FirstMerit Corp.	30,003	617,762
Flagstone Reinsurance Holdings, Ltd.	11,030	107,763
Flushing Financial Corp.	8,162	97,618
Forestar Real Estate Group, Inc. *	13,742	130,824
FPIC Insurance Group, Inc. *	3,043	133,223
Franklin Street Properties Corp., REIT	21,580	318,305
Frontier Financial Corp. (a)	19,179	83,620
GAMCO Investors, Inc.	2,849	77,835
Getty Realty Corp., REIT	6,392	134,616
GFI Group, Inc.	24,781	87,725
Glacier Bancorp, Inc.	20,114	382,568
Gladstone Capital Corp.	8,035	65,003
Gladstone Investment Corp.	8,656	42,501
Glimcher Realty Trust, REIT	15,393	43,254
Gramercy Capital Corp., REIT	16,023	20,509
Greene County Bancshares, Inc. (a)	5,309	71,882
Greenhill & Company, Inc. (a)	6,272	437,597
Greenlight Capital Re, Ltd. * (a)	10,750	139,642
Grubb & Ellis Company	14,318	17,754
Guaranty Bancorp *	23,034	46,068
Guaranty Financial Group, Inc. * (a)	15,370	40,116
Hancock Holding Company	9,587	435,825
Hanmi Financial Corp.	18,398	37,900
Harleysville Group, Inc.	4,683	162,641
Harleysville National Corp.	16,252	234,679
Harris & Harris Group, Inc. * (a)	10,097	39,883
Hatteras Financial Corp., REIT	4,006	106,560
Healthcare Realty Trust, Inc., REIT	21,454	503,740
Heartland Financial USA, Inc. (a)	5,277	108,653
Hercules Technology Growth Capital, Inc.	12,094	95,784
Heritage Commerce Corp.	4,466	50,198
Hersha Hospitality Trust, REIT	19,047	57,141
Highwoods Properties, Inc., REIT	23,238	635,792
Hilltop Holdings, Inc. *	16,635	162,025

The accompanying notes are an integral part of the financial statements.

62

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Financial (continued)
Home Bancshares, Inc. (a)	5,082	$136,960
Home Properties, Inc., REIT (a)	11,522	467,793
Horace Mann Educators Corp.	15,306	140,662
IBERIABANK Corp.	4,869	233,712
Independent Bank Corp.	6,364	166,482
Infinity Property & Casualty Corp.	5,498	256,922
Inland Real Estate Corp., REIT	20,780	269,724
Integra Bank Corp.	11,389	15,603
Interactive Brokers Group, Inc. * (a)	14,889	266,364
International Assets Holding Corp. *	1,626	13,951
International Bancshares Corp.	19,148	418,001
Investors Bancorp, Inc. *	16,227	217,929
Investors Real Estate Trust, SBI, REIT (a)	21,022	225,146
IPC Holdings, Ltd.	18,340	548,366
Kansas City Life Insurance Company	1,638	71,007
Kayne Anderson Energy Development Fund *	4,435	33,307
KBW, Inc. *	9,528	219,144
Kearny Financial Corp.	6,633	84,902
Kite Realty Group Trust, REIT	8,579	47,699
Knight Capital Group, Inc. *	34,207	552,443
Kohlberg Capital Corp.	6,887	25,069
LaBranche & Company, Inc. *	19,297	92,433
Ladenburg Thalmann Financial Services, Inc. *	38,369	27,626
Lakeland Bancorp, Inc.	8,261	93,019
Lakeland Financial Corp.	4,848	115,479
LaSalle Hotel Properties, REIT	15,061	166,424
Lexington Corporate Property Trust, REIT	20,311	101,555
Life Partners Holdings, Inc.	2,198	95,921
LTC Properties, Inc., REIT	8,447	171,305
Maguire Properties, Inc., REIT * (a)	16,782	24,502
Maiden Holdings, Ltd.	18,617	58,271
MainSource Financial Group, Inc.	7,903	122,496
MarketAxess Holdings, Inc. *	11,761	95,970
Max Re Capital, Ltd.	20,925	370,372
MB Financial, Inc.	13,083	365,670
Meadowbrook Insurance Group, Inc.	20,635	132,889
Medallion Financial Corp.	5,949	45,391
Medical Properties Trust, Inc., REIT	24,567	155,018
Meridian Interstate Bancorp, Inc. *	4,437	41,042
MFA Mortgage Investments, Inc., REIT	71,932	423,679
Mid-America Apartment Communities, Inc., REIT	9,570	355,621
Midwest Banc Holdings, Inc.	12,834	17,968
Mission West Properties, Inc., REIT	7,646	58,492
Monmouth Real Estate Investment Corp.	7,676	53,732
Montpelier Re Holdings, Ltd.	34,347	576,686
MVC Capital, Inc.	8,874	97,348
Nara Bancorp, Inc.	9,252	90,947
NASB Financial, Inc.	1,266	34,182
National Financial Partners Corp.	15,069	45,810
National Health Investments, Inc., REIT	8,008	219,659
National Interstate Corp.	2,381	42,548
National Penn Bancshares, Inc. (a)	29,556	428,858
National Retail Properties, Inc., REIT	28,476	489,502
National Western Life Insurance Company, Class A	824	139,396
Navigators Group, Inc. *	4,744	260,493

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Financial (continued)
NBT Bancorp, Inc.	12,057	$337,114
Nelnet, Inc., Class A	6,567	94,105
NewAlliance Bancshares, Inc.	39,853	524,864
Newcastle Investment Corp., REIT	18,500	15,540
NewStar Financial, Inc. * (a)	9,793	39,074
NGP Capital Resources Company	8,065	67,504
Northfield Bancorp, Inc.	7,211	81,124
NorthStar Realty Finance Corp., REIT (a)	20,756	81,156
Northwest Bancorp, Inc.	6,265	133,946
NYMAGIC, Inc.	2,092	39,853
OceanFirst Financial Corp.	3,541	58,781
Ocwen Financial Corp. * (a)	13,129	120,524
Odyssey Re Holdings Corp.	8,700	450,747
Old National Bancorp	24,651	447,662
Old Second Bancorp, Inc. (a)	5,530	64,148
OMEGA Healthcare Investors, Inc., REIT	29,844	476,609
One Liberty Properties, Inc., REIT	3,436	30,237
optionsXpress Holdings, Inc.	15,477	206,773
Oriental Financial Group, Inc.	9,568	57,886
Oritani Financial Corp. *	4,844	81,621
Pacific Capital Bancorp	17,243	291,062
PacWest Bancorp	9,388	252,537
Park National Corp.	4,196	301,063
Parkway Properties, Inc., REIT	6,003	108,054
Patriot Capital Funding, Inc.	8,401	30,580
PennantPark Investment Corp.	8,941	32,277
Pennsylvania Commerce Bancorp, Inc. *	2,212	58,972
Pennsylvania Real Estate Investment Trust, REIT (a)	14,381	107,138
Penson Worldwide, Inc. *	6,423	48,943
Peoples Bancorp, Inc.	3,989	76,310
Phoenix Companies, Inc.	44,820	146,561
Pinnacle Financial Partners, Inc. *	8,507	253,594
Piper Jaffray Companies, Inc. *	6,875	273,350
Platinum Underwriters Holdings, Ltd.	17,808	642,513
PMA Capital Corp., Class A *	12,705	89,951
PMI Group, Inc.	31,746	61,905
Portfolio Recovery Associates, Inc. * (a)	5,539	187,440
Post Properties, Inc., REIT	16,286	268,719
PremierWest Bancorp	6,741	45,097
Presidential Life Corp.	8,133	80,435
PrivateBancorp, Inc.	8,092	262,666
ProAssurance Corp. *	11,647	614,729
Prospect Capital Corp.	9,619	115,139
Prosperity Bancshares, Inc.	14,598	431,955
Provident Bankshares Corp. (a)	13,294	128,420
Provident Financial Services, Inc.	21,949	335,820
Provident New York Bancorp	15,495	192,138
PS Business Parks, Inc., REIT	5,419	242,013
Radian Group, Inc.	30,711	113,016
RAIT Financial Trust, REIT (a)	23,922	62,197
Ramco-Gershenson Properties Trust, REIT	6,242	38,576
Realty Income Corp., REIT (a)	36,928	854,883
Redwood Trust, Inc., REIT (a)	12,162	181,335
Renasant Corp.	8,124	138,352
Republic Bancorp, Inc., Class A	3,648	99,226

The accompanying notes are an integral part of the financial statements.

63

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Financial (continued)
Resource Capital Corp., REIT	8,405	$32,191
Riskmetrics Group, Inc. * (a)	7,922	117,959
RLI Corp.	6,684	408,793
Roma Financial Corp.	3,561	44,833
S & T Bancorp, Inc.	8,916	316,518
S.Y. Bancorp, Inc.	5,237	144,018
Safety Insurance Group, Inc.	5,876	223,641
Sanders Morris Harris Group, Inc.	7,548	45,213
Sandy Spring Bancorp, Inc.	6,498	141,851
Santander Bancorp	2,323	29,014
Saul Centers, Inc., REIT	3,491	137,895
SCBT Financial Corp.	3,998	137,931
SeaBright Insurance Holdings, Inc. *	7,927	93,063
Seacoast Banking Corp. of Florida (a)	6,633	43,778
Selective Insurance Group, Inc.	19,486	446,814
Senior Housing Properties Trust, REIT	41,871	750,328
Signature Bank *	13,155	377,417
Simmons First National Corp., Class A	5,388	158,784
Smithtown Bancorp, Inc. (a)	4,014	64,344
Southside Bancshares, Inc.	4,892	114,962
Southwest Bancorp, Inc.	5,848	75,790
Sovran Self Storage, Inc., REIT	7,969	286,884
State Auto Financial Corp.	5,207	156,522
StellarOne Corp.	8,885	150,157
Sterling Bancorp	7,163	100,497
Sterling Bancshares, Inc.	28,321	172,192
Sterling Financial Corp. (a)	19,525	171,820
Stewart Information Services Corp.	6,595	154,917
Stifel Financial Corp. * (a)	9,377	429,935
Strategic Hotel & Resorts, Inc., REIT	27,942	46,943
Stratus Properties, Inc. *	2,236	27,861
Suffolk Bancorp	3,760	135,097
Sun Bancorp, Inc., New Jersey *	6,535	48,947
Sun Communities, Inc., REIT	6,584	92,176
Sunstone Hotel Investors, Inc., REIT	19,882	123,070
Susquehanna Bancshares, Inc.	32,046	509,852
SVB Financial Group *	11,132	291,992
SWS Group, Inc.	8,983	170,228
Tanger Factory Outlet Centers, Inc., REIT	11,461	431,163
Texas Capital Bancshares, Inc. *	10,633	142,057
The First Marblehead Corp. *	25,915	33,430
The South Financial Group, Inc.	29,489	127,392
Thomas Properties Group, Inc.	10,592	27,433
Thomas Weisel Partners Group, Inc. *	8,322	39,280
Tompkins Trustco, Inc.	2,079	120,478
Tower Group, Inc.	7,387	208,387
TowneBank/Portsmouth VA	8,041	199,336
Tradestation Group, Inc. *	11,955	77,110
Trico Bancshares	5,356	133,739
TrustCo Bank Corp., NY	28,468	270,731
Trustmark Corp.	18,546	400,408
U.S. Global Investors, Inc.	5,032	24,606
UCBH Holdings, Inc.	41,684	286,786
UMB Financial Corp. (a)	11,447	562,506
Umpqua Holdings Corp. (a)	22,525	325,937
Union Bankshares Corp.	5,262	130,498

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Financial (continued)
United America Indemnity, Ltd. *	7,184	$92,027
United Bankshares, Inc. (a)	14,085	467,904
United Community Banks, Inc. (a)	15,756	213,965
United Financial Bancorp, Inc.	6,875	104,088
United Fire & Casualty Company	8,419	261,578
United Security Bancshares (a)	3,428	39,696
Universal American Financial Corp. *	14,548	128,313
Universal Health Realty Income Trust, REIT	4,324	142,303
Univest Corp. of Pennsylvania	4,930	158,450
Urstadt Biddle Properties, Inc., REIT	7,655	121,944
U-Store-It Trust, REIT	19,466	86,624
Validus Holdings, Ltd.	23,547	615,990
ViewPoint Financial Group	4,384	70,363
W Holding Company, Inc. * (a)	1,237	12,741
Washington Real Estate Investment Trust, REIT	18,976	537,021
Washington Trust Bancorp, Inc.	4,678	92,391
WesBanco, Inc.	10,046	273,352
West Coast Bancorp	7,546	49,728
WestAmerica Bancorp (a)	10,733	548,993
Western Alliance Bancorp * (a)	7,685	77,542
Westfield Financial, Inc.	12,178	125,677
Westwood Holdings Group, Inc.	1,972	56,025
Wilshire Bancorp, Inc.	7,591	68,926
Winthrop Realty Trust, REIT *	4,412	47,826
Wintrust Financial Corp.	9,054	186,241
World Acceptance Corp. *	6,063	119,805
WSFS Financial Corp.	2,340	112,297
Yadkin Valley Financial Corp.	4,738	67,517
Zenith National Insurance Corp.	13,420	423,669

		62,605,558

Industrial - 14.06%
A. M. Castle & Company	6,352	68,792
A.O. Smith Corp.	7,258	214,256
Aaon, Inc.	4,987	104,129
AAR Corp. *	14,263	262,582
Actuant Corp., Class A	20,573	391,298
Acuity Brands, Inc.	14,811	517,052
Advanced Battery Technologies, Inc. * (a)	16,741	44,531
Advanced Energy Industries, Inc. *	12,380	123,181
AEP Industries, Inc. *	2,095	36,830
Aerovironment, Inc. *	3,705	136,381
Aircastle, Ltd. (a)	17,495	83,626
Alamo Group, Inc.	2,563	38,317
Albany International Corp., Class A	11,034	141,677
Altra Holdings, Inc. *	10,113	79,994
AMERCO, Inc. *	3,474	119,957
American Commercial Lines, Inc. *	13,698	67,120
American Ecology Corp.	5,976	120,894
American Railcar Industries, Inc.	3,616	38,076
American Science & Engineering, Inc.	3,267	241,627
American Superconductor Corp. * (a)	15,617	254,713
Ameron International Corp.	3,364	211,663
Ampco-Pittsburgh Corp.	3,163	68,637
Analogic Corp.	4,869	132,826
Apogee Enterprises, Inc.	10,784	111,722

The accompanying notes are an integral part of the financial statements.

64

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued (showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Industrial (continued)
Applied Industrial Technologies, Inc.	15,452	$292,352
Argon ST, Inc. *	4,869	91,829
Arkansas Best Corp.	8,181	246,330
Astec Industries, Inc. *	6,671	209,002
Atlas Air Worldwide Holdings, Inc. *	4,938	93,328
Axsys Technologies, Inc. *	3,190	175,003
AZZ, Inc. *	4,450	111,695
Badger Meter, Inc.	5,391	156,447
Baldor Electric Company	17,038	304,128
Barnes Group, Inc.	17,607	255,302
Bel Fuse, Inc., Class B	4,612	97,774
Belden, Inc.	16,222	338,715
Benchmark Electronics, Inc. *	24,900	317,973
Blount International, Inc. *	14,324	135,792
Briggs & Stratton Corp. (a)	18,136	319,012
Bristow Group, Inc. *	8,910	238,699
Builders FirstSource, Inc. *	7,621	11,660
Bway Holding Company *	3,229	25,703
Calgon Carbon Corp. * (a)	15,070	231,475
Cascade Corp.	3,408	101,763
Casella Waste Systems, Inc., Class A *	9,152	37,340
Celadon Group, Inc. *	8,357	71,285
Ceradyne, Inc. *	9,674	196,479
Chart Industries, Inc. *	10,523	111,859
Checkpoint Systems, Inc. *	14,559	143,261
China Architectural Engineering, Inc. *	7,368	18,125
China BAK Battery, Inc. * (a)	13,044	21,131
China Fire & Security Group, Inc. * (a)	5,469	37,244
China Security & Surveillance Technology, Inc. * (a)	10,680	47,312
Circor International, Inc.	6,200	170,500
Clarcor, Inc.	18,527	614,726
Clean Harbors, Inc. *	7,156	453,977
Cognex Corp.	15,656	231,709
Coherent, Inc. *	8,809	189,041
Coleman Cable, Inc. *	3,785	17,146
Colfax Corp. *	8,077	83,920
Columbus McKinnon Corp. *	7,194	98,198
Comfort Systems USA, Inc.	14,790	157,661
CTS Corp.	13,036	71,828
Cubic Corp.	5,693	154,850
Curtiss-Wright Corp.	16,347	545,826
Cymer, Inc. *	11,123	243,705
Daktronics, Inc.	12,224	114,417
Darling International, Inc. *	30,111	165,309
DHT Maritime, Inc.	14,586	80,806
Dionex Corp. *	6,757	303,051
Drew Industries, Inc. * (a)	7,517	90,204
Ducommun, Inc.	3,982	66,499
DXP Enterprises, Inc. *	2,719	39,725
Dycom Industries, Inc. *	15,012	123,399
Dynamex, Inc. *	3,483	51,374
Dynamic Materials Corp.	4,765	92,012
Eagle Bulk Shipping, Inc. (a)	17,449	119,002
Electro Scientific Industries, Inc. *	10,769	73,122
EMCOR Group, Inc. *	24,842	557,206

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Industrial (continued)
Encore Wire Corp. (a)	6,749	$127,961
Ener1, Inc. * (a)	13,415	95,917
Energy Conversion Devices, Inc. * (a)	16,623	419,066
Energy Recovery, Inc. *	5,702	43,221
EnergySolutions, Inc.	12,617	71,286
Enersys *	10,241	112,651
ENGlobal Corp. *	10,403	33,810
EnPro Industries, Inc. *	7,496	161,464
ESCO Technologies, Inc. *	9,538	390,581
Esterline Technologies Corp. *	10,768	408,000
FARO Technologies, Inc. *	6,420	108,241
Federal Signal Corp.	18,133	148,872
FEI Company *	13,571	255,949
Flanders Corp. *	6,480	30,391
Flow International Corp. *	14,789	35,789
Forward Air Corp.	10,495	254,714
Franklin Electric, Inc.	8,432	237,024
Freightcar America, Inc.	4,359	79,639
Fuel Tech, Inc. * (a)	7,081	74,988
Fushi Copperweld, Inc. *	5,517	29,075
Genco Shipping & Trading, Ltd. (a)	8,976	132,845
GenCorp, Inc. *	22,195	81,678
General Maritime Corp. * (a)	17,033	183,956
Genesee & Wyoming, Inc., Class A *	11,182	341,051
GenTek, Inc. *	3,395	51,095
Gerber Scientific, Inc. *	9,565	48,877
Golar LNG, Ltd.	13,497	91,240
Gorman-Rupp Company	5,329	165,838
GrafTech International, Ltd. *	44,124	367,112
Graham Corp.	3,794	41,051
Granite Construction, Inc.	12,063	529,928
Graphic Packaging Holding Company *	51,827	59,083
Greatbatch, Inc. *	8,262	218,613
Greenbrier Company, Inc. (a)	6,210	42,663
Griffon Corp. *	16,201	151,155
GulfMark Offshore, Inc. *	8,226	195,697
Harbin Electric, Inc. *	3,068	24,513
Haynes International, Inc. *	4,484	110,396
Heartland Express, Inc. (a)	20,052	316,020
HEICO Corp. (a)	8,167	317,125
Herley Industries, Inc. *	5,281	64,851
Hexcel Corp. *	35,390	261,532
Horizon Lines, Inc.	11,665	40,711
Hub Group, Inc., Class A *	13,482	357,677
Hurco Companies, Inc. *	2,472	29,664
ICx Technologies, Inc. *	5,742	45,419
II-VI, Inc. *	9,053	172,822
Insituform Technologies, Inc., Class A *	10,237	201,567
Insteel Industries, Inc.	6,512	73,520
Integrated Electrical Services, Inc. *	3,205	28,076
Interline Brands, Inc. *	12,118	128,814
Intermec, Inc. *	22,580	299,862
International Shipholding Corp.	2,214	56,081
Intevac, Inc. *	8,552	43,359
iRobot Corp. *	6,765	61,088
Kadant, Inc. *	5,361	72,266

The accompanying notes are an integral part of the financial statements.

65

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Industrial (continued)
Kaman Corp., Class A	9,323	$169,026
Kaydon Corp.	10,150	348,653
Key Technology, Inc. *	2,249	42,484
Knight Transportation, Inc.	20,644	332,781
Knightsbridge Tankers, Ltd.	6,285	92,075
Koppers Holdings, Inc.	7,679	166,020
K-Tron International, Inc. *	917	73,268
L.B. Foster Company *	4,071	127,341
L-1 Identity Solutions, Inc. *	24,276	163,620
LaBarge, Inc. *	4,717	67,689
Ladish Company, Inc. *	5,490	76,037
Lancaster Colony Corp.	7,188	246,548
Lawson Products, Inc.	1,707	39,005
Layne Christensen Company *	7,152	171,720
Lindsay Corp. (a)	4,380	139,240
Littelfuse, Inc. *	8,251	136,967
LMI Aerospace, Inc. *	3,378	38,408
LSB Industries, Inc. *	6,544	54,446
LSI Industries, Inc.	7,716	53,009
Lydall, Inc. *	7,089	40,762
Marten Transport, Ltd. *	5,511	104,489
Matthews International Corp., Class A	11,311	414,887
Measurement Specialties, Inc. *	5,802	40,324
Metalico, Inc. *	10,135	15,709
Methode Electronics, Inc.	14,393	97,009
Metropolitan Pro Corp.	5,530	73,660
Michael Baker Corp. *	2,697	99,546
Middleby Corp. * (a)	6,253	170,519
Mine Safety Appliances Company	11,309	270,398
Moog, Inc., Class A *	15,627	571,479
Mueller Industries, Inc.	13,684	343,195
Mueller Water Products, Inc. (a)	43,095	361,998
Multi-Fineline Electronix, Inc. *	3,404	39,793
Myers Industries, Inc.	10,675	85,400
NACCO Industries, Inc., Class A	2,259	84,509
NCI Building Systems, Inc. *	7,296	118,925
NN, Inc.	6,965	15,950
Nordic American Tanker Shipping, Ltd. (a)	12,509	422,179
Nordson Corp.	12,386	399,944
Northwest Pipe Company * (a)	3,446	146,834
NVE Corp. *	1,727	45,127
Old Dominion Freight Lines, Inc. *	10,057	286,222
Orbital Sciences Corp., Class A *	21,420	418,333
Orion Energy Systems, Inc. * (a)	4,341	23,485
Orion Marine Group, Inc. *	8,135	78,584
OSI Systems, Inc. *	5,968	82,657
OYO Geospace Corp. *	1,704	29,769
Pacer International, Inc.	12,827	133,786
Park Electrochemical Corp.	7,684	145,689
Park-Ohio Holdings Corp. *	3,553	21,922
Patriot Transportation Holding, Inc. *	601	42,112
Perini Corp. *	18,428	430,847
PHI, Inc. *	5,214	73,048
Plexus Corp. *	14,835	251,453
PMFG, Inc. * (a)	5,092	48,680
Polypore International, Inc. *	6,236	47,144

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Industrial (continued)
Powell Industries, Inc. *	2,812	$81,604
Power-One, Inc. *	28,573	34,002
PowerSecure International, Inc. *	6,943	22,842
Presstek, Inc. *	11,089	35,596
Quanex Building Products Corp.	13,872	129,981
Raser Technologies, Inc. * (a)	18,123	68,686
Raven Industries, Inc.	5,948	143,347
RBC Bearings, Inc. *	8,087	164,004
Reddy Ice Holdings, Inc.	7,924	11,411
Regal-Beloit Corp.	11,778	447,446
Robbins & Myers, Inc.	10,300	166,551
Rofin-Sinar Technologies, Inc. *	10,980	225,968
Rogers Corp. *	6,645	184,532
Saia, Inc. *	5,197	56,439
Sauer-Danfoss, Inc.	4,404	38,535
Ship Finance International, Ltd. (a)	15,484	171,098
Silgan Holdings, Inc.	9,205	440,091
Simpson Manufacturing Company, Inc. (a)	13,584	377,092
Smith & Wesson Holding Corp. *	14,553	33,035
Sonic Solutions *	10,757	18,932
Standex International Corp.	4,616	91,581
Stanley, Inc. *	3,175	114,999
Sterling Construction Company, Inc. *	4,306	79,833
Stoneridge, Inc. *	6,465	29,480
Sun Hydraulics, Inc.	4,397	82,839
TAL International Group, Inc.	5,503	77,592
Taser International, Inc. *	23,625	124,740
TBS International, Ltd. *	4,028	40,401
Technitrol, Inc.	16,215	56,428
Tecumseh Products Company, Class B *	6,611	63,135
Teekay Tankers, Ltd.	5,111	64,910
Teledyne Technologies, Inc. *	12,929	575,987
Tennant Company	6,165	94,941
Texas Industries, Inc. (a)	8,588	296,286
Textainer Group Holdings, Ltd.	3,617	38,340
Thermadyne Holdings Corp. *	5,190	35,655
TransDigm Group, Inc. *	12,134	407,338
Tredegar Industries, Inc.	8,851	160,911
Trex Company, Inc. *	5,648	92,966
Triumph Group, Inc.	6,065	257,520
TTM Technologies, Inc. *	16,456	85,736
TurboChef Technologies, Inc. *	9,225	45,295
Twin Disc, Inc.	3,643	25,100
U.S. Concrete, Inc. *	15,941	53,562
Ultralife Batteries, Inc. *	4,855	65,106
Ultrapetrol Bahamas, Ltd. *	9,779	31,195
Universal Display Corp. * (a)	11,167	105,528
Universal Forest Products, Inc.	6,216	167,273
Universal Truckload Services, Inc. *	2,270	32,143
Valence Technology, Inc. * (a)	20,915	38,065
Varian, Inc. *	10,754	360,367
Vicor Corp.	8,339	55,121
VSE Corp.	1,495	58,649
W.H. Brady Company, Class A	18,434	441,494
Wabtec Corp. (a)	17,656	701,826
Waste Connections, Inc. *	28,980	914,899

The accompanying notes are an integral part of the financial statements.

66

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Industrial (continued)
Waste Services, Inc. *	9,248	$60,852
Watts Water Technologies, Inc., Class A	10,667	266,355
Werner Enterprises, Inc.	15,264	264,678
Woodward Governor Company	21,618	497,646
Worthington Industries, Inc.	23,663	260,766
YRC Worldwide, Inc. * (a)	22,050	63,284
Zygo Corp. *	6,238	43,105

		40,372,819

Real Estate - 0.06%
PICO Holdings, Inc. *	6,051	160,836

Technology - 8.17%
3D Systems Corp. *	7,063	56,080
3PAR, Inc. *	10,195	78,196
ACI Worldwide, Inc. * (a)	12,577	199,974
Actel Corp. *	9,626	112,817
Actuate Corp. *	22,711	67,225
Acxiom Corp.	22,537	182,775
Advanced Analogic Technologies, Inc. *	18,475	55,795
Advent Software, Inc. * (a)	6,132	122,456
Agilysys, Inc.	9,652	41,407
Allscripts Healthcare Solution, Inc. * (a)	20,670	205,046
American Reprographics Company *	13,472	92,957
American Software, Inc., Class A	8,817	41,440
Amkor Technology, Inc. *	41,060	89,511
Anadigics, Inc. *	24,190	35,801
Applied Micro Circuits Corp. *	25,287	99,378
ArcSight, Inc. *	2,709	21,699
ATMI, Inc. *	11,963	184,589
AuthenTec, Inc. *	11,547	19,283
Avid Technology, Inc. *	11,229	122,508
Blackbaud, Inc.	16,364	220,914
Blackboard, Inc. *	11,306	296,556
Bottomline Technologies, Inc. *	8,352	59,299
Brooks Automation, Inc. *	24,517	142,444
Cabot Microelectronics Corp. *	8,574	223,524
CACI International, Inc., Class A * (a)	10,931	492,879
Callidus Software, Inc. *	12,204	36,490
Cavium Networks, Inc. *	11,259	118,332
Ceva, Inc. *	8,034	56,238
CIBER, Inc. *	20,343	97,850
Cirrus Logic, Inc. *	25,016	67,043
Cogent, Inc. *	15,213	206,440
Cogo Group, Inc. *	10,005	48,624
Cohu, Inc.	8,851	107,540
Commvault Systems, Inc. *	15,803	211,918
Compellent Technologies, Inc. *	5,355	52,104
Computer Programs & Systems, Inc.	3,294	88,279
COMSYS IT Partners, Inc. *	6,629	14,849
Concur Technologies, Inc. *	15,763	517,342
Cray, Inc. *	14,390	29,931
CSG Systems International, Inc. *	12,759	222,900
Data Domain, Inc. * (a)	12,013	225,844
Deltek, Inc. *	5,270	24,453
DemandTec, Inc. *	7,462	60,218
Digi International, Inc. *	9,658	78,326

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Technology (continued)
Digimarc Corp. *	2,349	$23,537
Diodes, Inc. *	11,097	67,248
DivX, Inc. *	10,264	53,681
Double-Take Software, Inc. *	6,490	58,215
DSP Group, Inc. *	9,894	79,350
Ebix, Inc. *	2,296	54,874
Echelon Corp. * (a)	11,312	92,193
Eclipsys Corp. *	19,885	282,168
Electronics for Imaging, Inc. *	19,635	187,711
Emcore Corp. * (a)	26,770	34,801
Emulex Corp. *	31,104	217,106
Entegris, Inc. *	44,921	98,377
Epicor Software Corp. *	22,172	106,426
EPIQ Systems, Inc. *	12,862	214,924
Exar Corp. *	14,705	98,082
Fair Isaac Corp.	17,920	302,131
Falconstor Software, Inc. *	14,913	41,458
FormFactor, Inc. *	18,172	265,311
Furmanite Corp. *	13,761	74,172
Guidance Software, Inc. *	4,061	16,569
Hittite Microwave Corp. *	7,105	209,313
Hutchinson Technology, Inc. *	10,333	35,959
Igate Corp. *	8,428	54,866
Imation Corp.	11,012	149,433
Immersion Corp. *	11,961	70,450
infoGROUP, Inc.	12,810	60,719
Innerworkings, Inc. *	11,853	77,637
Integral Systems, Inc. *	6,086	73,336
Interactive Intelligence, Inc. *	5,373	34,441
IPG Photonics Corp. * (a)	7,283	95,990
Isilon Systems, Inc. * (a)	10,096	33,216
IXYS Corp. *	9,247	76,380
Jack Henry & Associates, Inc.	27,234	528,612
JDA Software Group, Inc. *	9,437	123,908
Kopin Corp. *	27,041	55,164
Kulicke & Soffa Industries, Inc. *	22,036	37,461
Lattice Semiconductor Corp. *	43,785	66,115
Lawson Software, Inc. *	43,719	207,228
Limelight Networks, Inc. *	11,478	28,121
Magma Design Automation, Inc. *	16,814	17,150
Manhattan Associates, Inc. *	8,955	141,579
ManTech International Corp. *	7,420	402,090
Mattson Technology, Inc. *	21,380	30,146
Maxwell Technologies, Inc. * (a)	7,489	37,969
MedAssets, Inc. *	6,786	99,076
Mentor Graphics Corp. *	33,466	173,019
Mercury Computer Systems, Inc. *	9,165	57,831
Micrel, Inc.	18,233	133,283
MICROS Systems, Inc. *	29,904	488,033
Microsemi Corp. *	28,686	362,591
MicroStrategy, Inc., Class A *	3,306	122,752
Microtune, Inc. *	21,611	44,086
MIPS Technologies, Inc., Class A *	17,734	19,685
MKS Instruments, Inc. *	18,536	274,147
Monolithic Power Systems, Inc. *	9,769	123,187
Monotype Imaging Holdings, Inc. *	6,053	35,107

The accompanying notes are an integral part of the financial statements.

67

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Technology (continued)
MSC Software Corp. *	16,743	$111,843
MTS Systems Corp.	6,582	175,344
NCI, Inc. *	2,384	71,830
Ness Technologies, Inc. *	14,842	63,524
Netezza Corp. *	14,775	98,106
NETGEAR, Inc. *	12,990	148,216
Netlogic Microsystems, Inc. * (a)	6,347	139,697
Netscout Systems, Inc. *	10,975	94,605
NetSuite, Inc. * (a)	2,802	23,649
Omnicell, Inc. *	11,498	140,391
Omniture, Inc. * (a)	22,912	243,784
OmniVision Technologies, Inc. *	19,084	100,191
OpenTV Corp., Class A *	30,916	38,027
Opnet Technologies, Inc. *	4,887	48,186
Palm, Inc. * (a)	40,710	124,980
Parametric Technology Corp. *	42,000	531,300
Pegasystems, Inc.	5,305	65,570
Pericom Semiconductor Corp. *	8,760	48,005
Perot Systems Corp., Class A *	31,517	430,837
Phase Forward, Inc. *	15,774	197,490
Phoenix Technology, Ltd. *	10,965	38,378
PLX Technology, Inc. *	12,144	20,888
PMC-Sierra, Inc. *	80,662	392,017
Power Integrations, Inc.	11,201	222,676
Progress Software Corp. *	15,052	289,902
PROS Holdings, Inc. *	5,043	28,997
Quality Systems, Inc. (a)	6,335	276,333
Quest Software, Inc. *	26,244	330,412
Rackable Systems, Inc. *	11,577	45,613
Radiant Systems, Inc. *	10,585	35,671
RadiSys Corp. *	8,755	48,415
Renaissance Learning, Inc.	3,615	32,499
Rimage Corp. *	3,629	48,665
Riverbed Technology, Inc. *	20,642	235,112
Rubicon Technology, Inc. *	5,949	25,343
Rudolph Technologies, Inc. *	13,134	46,363
Schawk, Inc., Class A	5,525	63,317
Seachange International, Inc. *	11,480	82,771
Semitool, Inc. *	9,601	29,283
Semtech Corp. *	22,587	254,555
Sigma Designs, Inc. * (a)	9,911	94,155
Silicon Image, Inc. *	27,503	115,513
Silicon Storage Technology, Inc. *	33,025	75,627
SiRF Technology Holdings, Inc. *	23,340	29,875
Skyworks Solutions, Inc. *	60,029	332,561
Smith Micro Software, Inc. *	11,350	63,106
Solera Holdings, Inc. *	18,848	454,237
SPSS, Inc. *	6,487	174,890
SRA International, Inc., Class A *	15,440	266,340
Standard Microsystems Corp. *	8,446	138,008
STEC, Inc. * (a)	11,595	49,395
Stratasys, Inc. *	7,721	83,001
Super Micro Computer, Inc. *	8,260	52,286
Supertex, Inc. *	4,137	99,329
Sybase, Inc. * (a)	28,757	712,311
Sykes Enterprises, Inc. *	12,034	230,090

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Technology (continued)
Synaptics, Inc. *	12,475	$206,586
Synchronoss Technologies, Inc. *	8,149	86,868
SYNNEX Corp. *	6,657	75,424
Syntel, Inc.	4,680	108,202
Take-Two Interactive Software, Inc. *	28,104	212,466
Taleo Corp. *	9,775	76,538
Techwell, Inc. *	6,086	39,559
Tessera Technologies, Inc. *	17,849	212,046
THQ, Inc. *	25,204	105,605
Transmeta Corp. * (a)	4,527	82,391
Trident Microsystems, Inc. *	25,570	48,327
Triquint Semiconductor, Inc. *	53,943	185,564
Tyler Technologies, Inc. *	13,790	165,204
Ultimate Software Group, Inc. *	9,050	132,130
Ultra Clean Holdings, Inc. *	9,275	18,643
Ultratech, Inc. *	8,894	106,372
Unica Corp. *	5,707	31,274
Veeco Instruments, Inc. *	12,441	78,876
VeriFone Holdings, Inc. * (a)	25,545	125,171
Virtusa Corp. *	3,527	19,892
Volterra Semiconductor Corp. *	9,571	68,433
Wind River Systems, Inc. *	26,418	238,555
Zoran Corp. *	19,507	133,233

		23,448,556

Utilities - 4.35%
Allete, Inc.	9,536	307,727
American States Water Company	6,374	210,214
Avista Corp.	19,528	378,453
Black Hills Corp.	14,228	383,587
California Water Service Group	7,148	331,882
Central Vermont Public Service Corp.	4,080	97,349
CH Energy Group, Inc.	5,780	297,034
Chesapeake Utilities Corp.	2,673	84,146
Cleco Corp.	21,976	501,712
Connecticut Water Service, Inc.	3,394	80,132
Consolidated Water Company, Ltd.	5,772	72,150
El Paso Electric Company *	16,560	299,570
Empire District Electric Company	12,498	219,965
EnerNOC, Inc. *	4,199	31,240
IDACORP, Inc.	16,466	484,924
ITC Holdings Corp.	18,178	794,015
MGE Energy, Inc.	8,008	264,264
Middlesex Water Company	5,406	93,145
New Jersey Resources Corp.	15,172	597,018
Nicor, Inc.	16,356	568,207
Northwest Natural Gas Company	9,535	421,733
NorthWestern Corp.	14,250	334,447
Ormat Technologies, Inc.	6,704	213,656
Otter Tail Corp.	13,001	303,313
Piedmont Natural Gas, Inc.	26,731	846,571
Pike Electric Corp. *	6,299	77,478
PNM Resources, Inc.	32,296	325,544
Portland General Electric Company	22,963	447,090
SJW Corp.	4,923	147,395
South Jersey Industries, Inc.	10,793	430,101
Southwest Gas Corp.	15,886	400,645

The accompanying notes are an integral part of the financial statements.

68

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Small Cap Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Utilities (continued)
Southwest Water Company	10,885	$35,050
The Laclede Group, Inc.	7,882	369,193
UIL Holding Corp.	9,287	278,889
Unisource Energy Corp.	12,674	372,109
Westar Energy, Inc.	38,320	785,943
WGL Holdings, Inc.	17,917	585,707

		12,471,598

TOTAL COMMON STOCKS (Cost $364,170,910)		$273,780,510

PREFERRED STOCKS - 0.02%

Consumer, Non-cyclical - 0.02%
Inverness Medical Innovations, Inc., Series B, 3.00%	533	64,260

TOTAL PREFERRED STOCKS (Cost $122,464)		$64,260

SHORT TERM INVESTMENTS - 10.94%
John Hancock Cash Investment Trust, 1.2465% (c)(f)	$31,418,006	$31,418,006

TOTAL SHORT TERM INVESTMENTS (Cost $31,418,006)		$31,418,006

REPURCHASE AGREEMENTS - 3.41%
Repurchase Agreement with State Street Corp. dated 12/31/2008 at 0.01% to be repurchased at $9,780,005 on 01/02/2009, collateralized by $6,970,000 U.S. Treasury Bonds, 4.75% due 02/15/2037 (valued at $9,978,252, including interest)	$9,780,000	$9,780,000

TOTAL REPURCHASE AGREEMENTS (Cost $9,780,000)		$9,780,000

Total Investments (Small Cap Index Trust) (Cost $405,491,380) - 109.74%		$315,042,776
Liabilities in Excess of Other Assets - (9.74)%		(27,966,704)

TOTAL NET ASSETS - 100.00%		$287,076,072

Total Bond Market Trust A

	Shares or Principal Amount	Value

U.S. TREASURY OBLIGATIONS - 32.98%

U.S. Treasury Bonds - 17.62%
2.75% due 10/31/2013 (a)	$54,580,000	$58,025,362
3.75% due 11/15/2018	34,616,000	39,186,350
4.375% due 02/15/2038 (a)	2,667,000	3,572,113
4.50% due 05/15/2038	5,060,000	6,906,111
5.25% due 02/15/2029	6,830,000	9,057,222
5.375% due 02/15/2031	880,000	1,209,175
7.875% due 02/15/2021	300,000	445,875
9.25% due 02/15/2016	2,150,000	3,136,145

		121,538,353

Total Bond Market Trust A (continued)

	Shares or Principal Amount	Value

U.S. TREASURY OBLIGATIONS (continued)

U.S. Treasury Notes - 15.36%
1.25% due 11/30/2010	$20,000,000	$20,214,800
1.50% due 10/31/2010 (a)	59,000,000	59,880,398
2.00% due 09/30/2010	11,100,000	11,379,232
2.00% due 11/30/2013 (a)	10,445,000	10,715,922
2.75% due 07/31/2010	1,100,000	1,139,532
3.875% due 05/15/2010	1,568,000	1,643,888
4.75% due 05/15/2014	800,000	941,438

		105,915,210

TOTAL U.S. TREASURY OBLIGATIONS (Cost $218,491,744)		$227,453,563

U.S. GOVERNMENT AGENCY OBLIGATIONS - 48.51%

Federal Home Loan Bank - 0.94%
3.875% due 01/15/2010 to 06/14/2013	2,725,000	2,862,802
6.00% due 10/01/2036	3,489,867	3,599,607

		6,462,409

Federal Home Loan Mortgage Corp. - 17.33%
2.875% due 11/23/2010 (a)	6,000,000	6,187,218
3.75% due 06/28/2013 (a)	4,000,000	4,259,604
3.875% due 06/29/2011 (a)	6,000,000	6,385,278
4.125% due 09/27/2013 (a)	5,500,000	5,926,398
4.50% due 07/01/2023 to 10/01/2035	11,416,401	11,633,257
5.00% due 07/01/2035 to 03/01/2038	22,446,774	22,914,417
5.50% due 08/23/2017 to 11/01/2038	18,816,145	19,575,176
5.885% due 02/01/2037 (b)	2,347,811	2,400,987
6.00% due 06/01/2035 to 10/01/2038	21,138,466	21,815,016
6.00% due 06/15/2011 (a)	3,250,000	3,601,942
6.019% due 08/01/2037 (b)	2,314,550	2,379,089
6.25% due 07/15/2032	570,000	796,034
6.50% due 08/01/2038 to 09/01/2038	4,978,300	5,180,348
6.75% due 09/15/2029	2,900,000	4,172,798
7.00% due 11/01/2037	2,188,427	2,278,614

		119,506,176

Federal National Mortgage Association - 25.92%
3.25% due 04/09/2013 (a)	4,000,000	4,168,000
3.875% due 07/12/2013 (a)	6,000,000	6,367,182
4.375% due 10/15/2015 (a)	4,850,000	5,321,095
4.50% due 04/01/2021 to 06/01/2023	7,407,250	7,588,778
4.617% due 01/01/2035 (b)	2,987,451	2,994,537
4.825% due 04/01/2036 (b)	2,919,887	2,950,596
4.923% due 07/01/2034 (b)	2,393,492	2,422,494
5.00% due 06/01/2018 to 03/01/2037	33,722,433	34,567,009
5.029% due 09/01/2037 (b)	2,374,349	2,409,449
5.485% due 04/01/2036 to 05/01/2036 (b)	1,689,631	1,722,446
5.50% due 08/01/2017 to 04/01/2037	54,156,997	55,694,980
5.687% due 04/01/2037	3,120,421	3,197,333
6.00% due 08/01/2023 to 03/01/2037	22,023,267	22,768,962
6.044% due 10/01/2037 (b)	2,667,845	2,743,729
6.125% due 03/15/2012	1,275,000	1,448,106
6.50% due 07/01/2036 to 10/01/2038	10,624,648	11,065,740
6.625% due 11/15/2030 (a)	2,425,000	3,501,220
7.00% due 10/01/2038	1,921,516	2,015,340
7.125% due 06/15/2010	1,750,000	1,897,980
7.25% due 05/15/2030 (a)	2,600,000	3,968,242

		178,813,218

The accompanying notes are an integral part of the financial statements.

69

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Total Bond Market Trust A (continued)

	Shares or Principal Amount	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)

Government National Mortgage Association - 4.32%
4.50% due 06/15/2023	$585,805	$600,038
5.00% due 11/20/2038	5,693,006	5,833,330
5.50% due 08/15/2023 to 08/20/2038	10,447,735	10,779,931
6.00% due 07/15/2038 to 10/15/2038	9,660,420	9,996,270
6.50% due 10/20/2038	2,483,563	2,590,570

		29,800,139

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $320,345,282)		$334,581,942

FOREIGN GOVERNMENT OBLIGATIONS - 0.92%

Austria - 0.09%
Government of Austria 5.00% due 05/19/2014 (j)	540,000	601,762

Brazil - 0.07%
Federative Republic of Brazil 6.00% due 01/17/2017	440,000	454,300

Canada - 0.52%
Government of Canada
2.75% due 02/22/2011	865,000	859,428
5.00% due 02/15/2012	240,000	257,853
5.125% due 01/26/2017	370,000	418,815
5.20% due 02/21/2017	300,000	340,780
5.75% due 02/15/2009	200,000	200,236
6.50% due 01/15/2026	390,000	533,809
7.50% due 07/15/2023	110,000	147,918
7.50% due 09/15/2029	610,000	866,445

		3,625,284

Italy - 0.18%
Republic of Italy
4.50% due 01/21/2015	500,000	513,373
6.875% due 09/27/2023	600,000	748,464

		1,261,837

Mexico - 0.06%
Government of Mexico
5.95% due 03/19/2019	264,000	264,000
9.875% due 02/01/2010	150,000	161,625

		425,625

TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $6,005,768)		$6,368,808

CORPORATE BONDS - 14.17%

Basic Materials - 0.31%
Agrium, Inc. 6.75% due 01/15/2019	490,000	469,051
Alcoa, Inc. 6.75% due 07/15/2018	485,000	396,795
ArcelorMittal 5.375% due 06/01/2013	320,000	241,327
E.I. Du Pont de Nemours & Company
5.875% due 01/15/2014	395,000	406,681
6.50% due 01/15/2028	200,000	210,085
Rio Tinto Alcan, Inc. 6.125% due 12/15/2033	240,000	146,646

Total Bond Market Trust A (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Basic Materials (continued)
Rio Tinto Finance USA, Ltd. 6.50% due 07/15/2018	$350,000	$256,610

		2,127,195

Communications - 1.56%
AT&T Corp. 8.00% due 11/15/2031	380,000	477,331
AT&T, Inc.
6.30% due 01/15/2038	205,000	216,708
6.70% due 11/15/2013	390,000	413,136
BellSouth Corp. 6.875% due 10/15/2031	240,000	249,509
British Sky Broadcasting Group PLC 9.50% due 11/15/2018 (j)	420,000	428,779
British Telecommunications PLC
5.95% due 01/15/2018	170,000	147,894
9.125% due 12/15/2030	250,000	265,735
Cisco Systems, Inc. 5.25% due 02/22/2011	350,000	363,346
Comcast Cable Communications 8.875% due 05/01/2017	95,000	101,446
COX Communications, Inc.
4.625% due 01/15/2010	200,000	193,523
9.375% due 01/15/2019 (j)	525,000	549,308
Deutsche Telekom International Finance BV 8.75 due 06/15/2030	250,000	308,286
Motorola, Inc. 8.00% due 11/01/2011	160,000	133,516
News America, Inc. 6.65% due 11/15/2037	170,000	168,259
SBC Communications, Inc. 5.625% due 06/15/2016	400,000	401,793
Sprint Capital Corp. 6.875% due 11/15/2028	400,000	238,000
TCI Communications, Inc. 7.125% due 02/15/2028	455,000	430,291
Telecom Italia Capital SA 5.25% due 11/15/2013	405,000	308,813
Time Warner Companies, Inc. 7.25% due 10/15/2017	400,000	367,126
Time Warner, Inc.
6.75% due 04/15/2011	530,000	517,478
7.625% due 04/15/2031	110,000	108,109
Verizon Communications, Inc.
5.25% due 04/15/2013	1,025,000	1,028,921
7.375% due 09/01/2012	450,000	470,771
Verizon Wireless Capital LLC 7.375% due 11/15/2013 (j)	470,000	495,888
Viacom, Inc.
6.25% due 04/30/2016	530,000	439,313
6.875% due 04/30/2036	275,000	217,326
7.875% due 07/30/2030	330,000	206,858
Vivendi 5.75% due 04/04/2013 (j)	305,000	267,710
Vodafone Group PLC 5.375% due 01/30/2015	795,000	748,807
Walt Disney Company, MTN 5.625% due 09/15/2016	500,000	518,795

		10,782,775

The accompanying notes are an integral part of the financial statements.

70

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Total Bond Market Trust A (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Consumer, Cyclical - 0.40%
CVS Caremark Corp. 6.125% due 08/15/2016	$450,000	$435,975
DaimlerChrysler North America Holding 7.20% due 09/01/2009	200,000	194,046
Macys Retail Holdings, Inc. 6.625% due 04/01/2011	300,000	242,117
Target Corp. 7.50% due 08/15/2010	775,000	803,890
Wal-Mart Stores, Inc.
6.20% due 04/15/2038	525,000	600,839
7.55% due 02/15/2030	300,000	362,010
Yum! Brands, Inc. 6.25% due 03/15/2018	170,000	146,690

		2,785,567

Consumer, Non-cyclical - 1.52%
Altria Group, Inc. 8.50% due 11/10/2013	270,000	279,651
Anheuser Busch Company, Inc. 9.00% due 12/01/2009	300,000	308,776
Archer-Daniels-Midland Company 7.00% due 02/01/2031	300,000	318,161
AstraZeneca PLC 5.90% due 09/15/2017	390,000	414,466
Clorox Company 5.95% due 10/15/2017	390,000	369,051
Coca-Cola Enterprises, Inc. 8.50% due 02/01/2022	505,000	589,574
ConAgra Foods, Inc.
5.819% due 06/15/2017	75,000	70,238
9.75% due 03/01/2021	75,000	90,509
Covidien International Finance SA 6.00% due 10/15/2017	500,000	493,253
Eli Lilly & Company 7.125% due 06/01/2025	340,000	380,244
General Mills, Inc. 5.25% due 08/15/2013	360,000	362,170
Johnson & Johnson 5.85% due 07/15/2038	365,000	440,974
Kellogg Company, Series B 6.60% due 04/01/2011	530,000	554,697
Kimberly-Clark Corp. 7.50% due 11/01/2018	330,000	388,594
Kraft Foods, Inc. 5.25% due 10/01/2013	753,000	734,473
Kroger Company 6.40% due 08/15/2017	200,000	201,693
Pepsi Bottling Group, Inc., Series B 7.00% due 03/01/2029	162,000	180,171
PepsiCo, Inc. 7.90% due 11/01/2018	90,000	110,308
Philip Morris International, Inc. 6.875% due 03/17/2014	390,000	409,846
Procter & Gamble Company 4.60% due 01/15/2014	530,000	555,389
Quest Diagnostics, Inc. 5.45% due 11/01/2015	134,000	117,560
SABMiller PLC 6.50% due 07/15/2018 (j)	310,000	279,974

Total Bond Market Trust A (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Consumer, Non-cyclical (continued)
Safeway, Inc.
6.25% due 03/15/2014	$265,000	$266,374
6.35% due 08/15/2017	520,000	514,119
Science Applications International Corp. 5.50% due 07/01/2033	300,000	250,074
Tate & Lyle International Finance PLC 5.00% due 11/15/2014 (j)	310,000	248,975
Tesco PLC 6.15% due 11/15/2037 (j)	235,000	207,548
UnitedHealth Group, Inc. 4.875% due 03/15/2015	795,000	681,565
WellPoint, Inc. 6.375% due 06/15/2037	170,000	157,941
Wyeth 5.50% due 03/15/2013	460,000	468,564

		10,444,932

Energy - 1.38%
Anadarko Finance Company, Series B 6.75% due 05/01/2011	585,000	585,209
Apache Corp. 6.00% due 09/15/2013	295,000	305,936
Cameron International Corp. 7.00% due 07/15/2038	340,000	270,622
CenterPoint Energy Resources Corp. 7.875% due 04/01/2013	370,000	342,729
DCP Midstream LLC 9.70% due 12/01/2013 (j)	390,000	396,011
Devon Financing Corp., ULC 6.875% due 09/30/2011	400,000	403,664
Enbridge Energy Partners LP 9.875% due 03/01/2019	530,000	533,401
EnCana Corp. 6.50% due 08/15/2034	530,000	425,239
Enterprise Products Operating LLC 9.75% due 01/31/2014	265,000	269,846
GlobalSantaFe Corp. 5.00% due 02/15/2013	425,000	387,288
Kinder Morgan Energy Partners LP
5.85% due 09/15/2012	415,000	380,057
7.30% due 08/15/2033	90,000	74,707
9.00% due 02/01/2019	265,000	276,484
Marathon Oil Corp. 6.00% due 10/01/2017	425,000	362,386
Noble Holding International, Ltd. 7.375% due 03/15/2014	370,000	375,145
ONEOK Partners LP 6.65% due 10/01/2036	363,000	281,261
Pemex Project Funding Master Trust 7.375% due 12/15/2014	300,000	308,100
Petrobras International Finance Company 8.375% due 12/10/2018	395,000	421,742
Petro-Canada 6.05% due 05/15/2018	500,000	412,086
Shell International Finance BV 6.375% due 12/15/2038	395,000	444,371
Talisman Energy, Inc. 6.25% due 02/01/2038	235,000	170,632

The accompanying notes are an integral part of the financial statements.

71

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Total Bond Market Trust A (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Energy (continued)
TEPPCO Partners LP 6.65% due 04/15/2018	$165,000	$133,595
Texas Eastern Transmission LP 6.00% due 09/15/2017 (j)	190,000	170,295
TransCanada PipeLines, Ltd.
4.00% due 06/15/2013	520,000	477,348
5.85% due 03/15/2036	200,000	170,110
Valero Energy Corp. 6.125% due 06/15/2017	425,000	362,580
Weatherford International, Ltd. 5.50% due 02/15/2016	430,000	369,632
XTO Energy, Inc. 5.50% due 06/15/2018	415,000	375,690

		9,486,166
Financial - 6.03%
Allied Capital Corp. 6.625% due 07/15/2011	295,000	227,380
Allied World Assurance Holdings, Ltd. 7.50% due 08/01/2016	390,000	274,944
Allstate Corp. 7.20% due 12/01/2009	400,000	404,368
AMB Property LP, MTN 6.30% due 06/01/2013	300,000	188,905
American Express Bank FSB 3.15% due 12/09/2011	1,045,000	1,053,319
American Express Bank FSB, BKNT 6.00% due 09/13/2017	525,000	491,680
American Express Credit Corp., Series C 7.30% due 08/20/2013	380,000	388,965
Aon Capital Trust A 8.205% due 01/01/2027	250,000	143,702
AXA SA 8.60% due 12/15/2030	150,000	98,217
Bank of America Corp.
3.125% due 06/15/2012	525,000	545,571
5.42% due 03/15/2017	499,000	443,548
7.80% due 02/15/2010	380,000	389,325
Bank One Corp. 7.875% due 08/01/2010	725,000	759,909
Bear Stearns Companies, Inc. 7.25% due 02/01/2018	530,000	580,804
BP Capital Markets PLC 5.25% due 11/07/2013	270,000	281,863
Capital One Financial Corp., MTN 5.70% due 09/15/2011	250,000	233,126
Citigroup, Inc.
2.875% due 12/09/2011	1,040,000	1,072,419
5.50% due 04/11/2013	530,000	516,053
5.875% due 02/22/2033	895,000	780,291
6.125% due 11/21/2017	1,265,000	1,278,333
Credit Suisse First Boston USA, Inc.
4.875% due 01/15/2015	530,000	478,660
6.50% due 01/15/2012	767,000	784,498
Dresdner Bank AG 7.25% due 09/15/2015	270,000	227,907
Duke Realty LP 5.95% due 02/15/2017	225,000	112,411

Total Bond Market Trust A (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Financial (continued)
FleetBoston Financial Corp.
6.70% due 07/15/2028	$275,000	$264,265
7.375% due 12/01/2009	635,000	647,373
General Electric Capital Corp.
3.00% due 12/09/2011	525,000	542,771
6.125% due 02/22/2011	1,350,000	1,397,247
6.75% due 03/15/2032	530,000	563,510
General Electric Capital Corp., MTN 5.625% due 09/15/2017	525,000	528,121
Goldman Sachs Group, Inc.
3.25% due 06/15/2012	300,000	312,996
5.50% due 11/15/2014	1,060,000	960,865
6.125% due 02/15/2033	530,000	483,179
6.15% due 04/01/2018	800,000	768,769
6.875% due 01/15/2011	800,000	805,844
Hartford Financial Services Group, Inc. 5.95% due 10/15/2036	230,000	146,539
HSBC Finance Corp. 8.00% due 07/15/2010	940,000	955,633
ING Security Life Institutional Funding 4.25% due 01/15/2010 (j)	585,000	572,108
International Lease Finance Corp., MTN 5.45% due 03/24/2011	185,000	135,830
John Deere Capital Corp. 5.10% due 01/15/2013	540,000	531,285
John Deere Capital Corp., MTN 4.95% due 12/17/2012	740,000	722,463
JPMorgan Chase & Company
3.125% due 12/01/2011	525,000	545,422
4.75% due 05/01/2013	525,000	518,054
6.40% due 05/15/2038	530,000	626,969
6.75% due 02/01/2011	245,000	251,167
Keycorp, MTN 6.50% due 05/14/2013	500,000	460,944
Kreditanstalt fuer Wiederaufbau
3.25% due 03/30/2009	150,000	150,392
4.375% due 03/15/2018	510,000	553,141
5.125% due 03/14/2016	300,000	334,770
Landwirtschaftliche Rentenbank
3.875% due 03/15/2010	540,000	552,251
5.125% due 02/01/2017	315,000	357,817
Marsh & McLennan Companies, Inc. 4.85% due 02/15/2013	200,000	174,667
MBNA Corp. 5.00% due 06/15/2015	600,000	565,565
Merrill Lynch & Company, Inc.
5.45% due 07/15/2014	885,000	874,843
6.875% due 11/15/2018	975,000	1,014,415
7.75% due 05/14/2038	530,000	583,891
Merrill Lynch & Company, Inc., MTN 6.875% due 04/25/2018	262,000	274,059
MetLife, Inc., Series A 6.817% due 08/15/2018	460,000	438,105
Morgan Stanley
3.25% due 12/01/2011	525,000	547,120
6.75% due 04/15/2011	900,000	885,533
Morgan Stanley, MTN
5.95% due 12/28/2017	865,000	717,934
6.625% due 04/01/2018	793,000	695,691

The accompanying notes are an integral part of the financial statements.

72

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Total Bond Market Trust A (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Financial (continued)
National Rural Utilities Cooperative Finance Corp. 10.375% due 11/01/2018	$415,000	$485,719
Oesterreichische Kontrollbank AG
2.875% due 03/15/2011	290,000	294,385
4.875% due 02/16/2016	485,000	551,143
PartnerRe Finance A LLC 6.875% due 06/01/2018	500,000	418,140
PNC Funding Corp.
2.30% due 06/22/2012	530,000	535,294
4.50% due 03/10/2010	265,000	262,938
ProLogis
5.50% due 04/01/2012	600,000	361,499
5.625% due 11/15/2016	180,000	86,335
Realty Income Corp. 5.95% due 09/15/2016	135,000	96,271
Royal Bank of Scotland Group PLC 5.00% due 11/12/2013	300,000	264,355
Simon Property Group LP 5.875% due 03/01/2017	245,000	163,614
UBS AG/Stamford Branch, MTN 5.75% due 04/25/2018	795,000	721,538
Unilever Capital Corp. 7.125% due 11/01/2010	400,000	427,774
US Bank NA, BKNT 6.375% due 08/01/2011	400,000	416,113
Vornado Realty LP 5.60% due 02/15/2011	500,000	451,903
Wells Fargo & Company
3.00% due 12/09/2011	525,000	545,821
5.625% due 12/11/2017	800,000	834,622
6.375% due 08/01/2011	910,000	928,856
Wells Fargo Bank NA 6.45% due 02/01/2011	500,000	518,271

		41,582,337

Government - 0.06%
Development Bank of Japan, Series DTC 5.125% due 02/01/2017	200,000	213,958
Japan Finance Org for Municipal Enterprises, Series DTC 4.625% due 04/21/2015	200,000	210,864

		424,822

Industrial - 1.18%
Boeing Company 8.75% due 09/15/2031	405,000	519,783
Burlington Northern Santa Fe Corp. 7.00% due 02/01/2014	525,000	547,879
Canadian National Railway Company 6.375% due 10/15/2011	150,000	152,945
Caterpillar, Inc.
7.25% due 09/15/2009	200,000	203,639
7.90% due 12/15/2018	390,000	448,948
Commercial Metals Company 7.35% due 08/15/2018	450,000	360,318
CRH America, Inc.
6.00% due 09/30/2016	540,000	336,309
8.125% due 07/15/2018	330,000	238,260
CSX Corp. 6.25% due 04/01/2015	625,000	613,506

Total Bond Market Trust A (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Industrial (continued)
General Dynamics Corp. 5.25% due 02/01/2014	$395,000	$404,804
General Electric Company 5.00% due 02/01/2013	835,000	844,428
Honeywell International, Inc. 7.50% due 03/01/2010	200,000	208,610
Ingersoll-Rand Global Holding Company, Ltd. 6.875% due 08/15/2018	450,000	430,343
Northrop Grumman Corp. 7.75% due 03/01/2016	350,000	387,389
Stanley Works 6.15% due 10/01/2013	490,000	497,971
Tyco Electronics Group SA
6.00% due 10/01/2012	205,000	184,931
6.55% due 10/01/2017	600,000	504,241
Union Pacific Corp. 6.625% due 02/01/2029	390,000	369,225
United Technologies Corp.
5.375% due 12/15/2017	415,000	419,522
6.125% due 02/01/2019	425,000	454,705

		8,127,756
Technology - 0.27%
Dell, Inc. 4.70% due 04/15/2013	450,000	423,339
Hewlett-Packard Company 6.125% due 03/01/2014	520,000	552,761
International Business Machines Corp. 6.50% due 10/15/2013	280,000	306,945
Oracle Corp. 5.75% due 04/15/2018	570,000	596,202

		1,879,247
Utilities - 1.46%
Alabama Power Company 5.70% due 02/15/2033	100,000	95,741
CalEnergy Company, Inc. 8.48% due 09/15/2028	565,000	604,002
Cincinnati Gas & Electric Company 5.70% due 09/15/2012	230,000	226,255
Consolidated Edison Company of New York, Inc. 7.125% due 12/01/2018	390,000	419,356
Constellation Energy Group, Inc. 7.60% due 04/01/2032	180,000	152,725
Dominion Resources, Inc. 5.00% due 03/15/2013	410,000	395,010
DTE Energy Company 6.35% due 06/01/2016	265,000	237,489
Duke Energy Carolinas LLC 7.00% due 11/15/2018	390,000	450,095
Duke Energy Corp. 5.625% due 11/30/2012	400,000	407,362
E.ON International Finance BV 5.80% due 04/30/2018 (j)	595,000	556,308
Exelon Corp. 6.75% due 05/01/2011	995,000	971,087
FirstEnergy Corp.
6.45% due 11/15/2011	210,000	198,504
7.375% due 11/15/2031	450,000	425,707

The accompanying notes are an integral part of the financial statements.

73

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Total Bond Market Trust A (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Utilities (continued)
FPL Group Capital, Inc. 7.875% due 12/15/2015	$395,000	$427,750
Hydro Quebec 6.30% due 05/11/2011	600,000	637,132
Hydro Quebec, Series HY 8.40% due 01/15/2022	150,000	222,600
Indiana Michigan Power Company 6.05% due 03/15/2037	445,000	377,122
Israel Electric Corp., Ltd. 7.25% due 01/15/2019 (j)	520,000	484,978
NiSource Finance Corp. 6.80% due 01/15/2019	500,000	314,377
Oncor Electric Delivery Company 7.50% due 09/01/2038 (j)	460,000	437,121
Pacific Gas & Electric Company 6.25% due 12/01/2013	260,000	268,861
Progress Energy, Inc. 7.10% due 03/01/2011	225,000	223,004
Public Service Electric & Gas Company 6.33% due 11/01/2013	525,000	534,361
Scottish Power PLC 4.91% due 03/15/2010	160,000	156,642
Southern California Edison Company, Series 05-E 5.35% due 07/15/2035	160,000	163,733
Virginia Electric and Power Company 8.875% due 11/15/2038	240,000	303,735
Wisconsin Electric Power Company 6.00% due 04/01/2014	360,000	378,962

		10,070,019

TOTAL CORPORATE BONDS (Cost $99,782,034)		$97,710,816

COLLATERALIZED MORTGAGE OBLIGATIONS - 1.15%
Banc of America Commercial Mortgage, Inc., Series 2004-4, Class A3 4.128% due 07/10/2042	750,000	735,930
Banc of America Commercial Mortgage, Inc., Series 2006-1, Class AM 5.421% due 09/10/2045 (b)	200,000	101,740
Banc of America Commercial Mortgage, Inc., Series 2006-3, Class A4 5.889% due 07/10/2044 (b)	1,300,000	1,059,435
Bear Stearns Commercial Mortgage Securities, Series 2006-PW11, Class AM 5.456% due 03/11/2039 (b)	200,000	102,352
Citigroup Commercial Mortgage Trust, Series 2006-C4, Class A1 5.7241% due 03/15/2049 (b)	420,367	402,602
Citigroup/Deutsche Bank Commercial Mortgage, Series 2006-CD2, Class AM 5.4093% due 01/15/2046 (b)	200,000	102,009
Ge Capital Commercial Mortgage Corp., Series 2004-C3, Class A2 4.433% due 07/10/2039	1,500,000	1,476,027
Ge Capital Commercial Mortgage Corp., Series 2005-C1, Class A2 4.353% due 06/10/2048	1,500,000	1,404,496

Total Bond Market Trust A (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
GS Mortgage Securities Corp. II, Series 2006-GG6, Class AM 5.622% due 04/10/2038	$200,000	$103,356
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP5, Class A4 5.1792% due 12/15/2044 (b)	860,000	689,229
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP8, Class A3B 5.447% due 05/15/2045	205,000	142,271
LB-UBS Commercial Mortgage Trust, Series 2000-C3, Class A2 7.95% due 05/15/2025 (b)	957,402	961,540
Merrill Lynch Mortgage Trust, Series 2008-C1, Class A4 5.69% due 02/12/2051	460,000	340,693
Wachovia Bank Commercial Mortgage Trust, Series 2006-C24, Class A2 5.506% due 03/15/2045	29,530	26,264
Wachovia Bank Commercial Mortgage Trust, Series 2006-C27, Class A1 5.405% due 07/15/2045	302,776	289,453

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $9,015,672)		$7,937,397

ASSET BACKED SECURITIES - 0.33%
American Express Issuance Trust, Series 2008-1, Class A 2.145% due 12/15/2010 (b)	500,000	476,883
Bank of America Credit Card Trust, Series 2008-A3, Class A3 1.945% due 08/15/2011 (b)	685,000	679,280
CNH Equipment Trust, Series 2008-B, Class A2B 2.195% due 04/15/2011 (b)	680,000	670,997
Credit-Based Asset Servicing and Securitization, Series 2006-CB2, Class AF2 5.501% due 12/25/2036	175,979	145,989
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-2, Class A1 5.773% due 06/12/2046 (b)	226,670	221,552
Renaissance Home Equity Loan Trust, Series 2006-1, Class AF2 5.533% due 05/25/2036	12,552	12,483
Renaissance Home Equity Loan Trust, Series 2006-1, Class AF3 5.608% due 05/25/2036	100,000	88,344

TOTAL ASSET BACKED SECURITIES (Cost $2,380,757)		$2,295,528

SUPRANATIONAL OBLIGATIONS - 0.64%

Financial - 0.64%
Asian Development Bank 5.593% due 07/16/2018	220,000	264,944
European Investment Bank
3.25% due 02/15/2011	365,000	375,330
4.625% due 05/15/2014	644,000	695,854
4.625% due 10/20/2015	290,000	316,004
4.875% due 01/17/2017	450,000	504,695
Inter-American Development Bank 7.00% due 06/15/2025	265,000	373,965

The accompanying notes are an integral part of the financial statements.

74

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Total Bond Market Trust A (continued)

	Shares or Principal Amount	Value

SUPRANATIONAL OBLIGATIONS (continued)

Financial (continued)
Inter-American Development Bank (continued) 7.375% due 01/15/2010	$423,000	$447,293
International Bank for Reconstruction & Development
3.625% due 05/21/2013	300,000	311,099
8.625% due 10/15/2016	415,000	579,316
Nordic Investment Bank 2.375% due 12/15/2011	520,000	523,047

		4,391,547

TOTAL SUPRANATIONAL OBLIGATIONS (Cost $4,229,835)		$4,391,547

SHORT TERM INVESTMENTS - 10.09%
John Hancock Cash Investment Trust, 1.2465% (c)(f)	$69,595,854	$69,595,854

TOTAL SHORT TERM INVESTMENTS (Cost $69,595,854)		$69,595,854

REPURCHASE AGREEMENTS - 0.67%
Repurchase Agreement with State Street Corp. dated 12/31/2008 at 0.00% to be repurchased at $4,615,000 on 01/02/2009, collateralized by $4,500,000 Federal Home Loan Bank, 3.375% due 06/24/2011 (valued at $4,708,125, including interest)	$4,615,000	$4,615,000

TOTAL REPURCHASE AGREEMENTS (Cost $4,615,000)		$4,615,000

Total Investments (Total Bond Market Trust A) (Cost $734,461,946) - 109.46%		$754,950,455
Liabilities in Excess of Other Assets - (9.46)%		(65,220,505)

TOTAL NET ASSETS - 100.00%		$689,729,950

Total Bond Market Trust B

	Shares or Principal Amount	Value

U.S. TREASURY OBLIGATIONS - 21.10%

U.S. Treasury Bonds - 13.73%
3.75% due 11/15/2018	$7,000	$7,924
4.375% due 02/15/2038	1,280,000	1,714,400
4.50% due 05/15/2038	20,000	27,297
6.25% due 05/15/2030	300,000	451,125
6.625% due 02/15/2027	295,000	441,163
6.75% due 08/15/2026	775,000	1,168,918
7.50% due 11/15/2016	1,870,000	2,553,133
7.875% due 02/15/2021	900,000	1,337,625
8.75% due 08/15/2020	1,400,000	2,185,532
8.875% due 08/15/2017	1,550,000	2,307,442
9.25% due 02/15/2016	3,550,000	5,178,286
11.25% due 02/15/2015	2,010,000	3,052,844
11.75% due 11/15/2014	465,000	506,995

Total Bond Market Trust B (continued)

	Shares or Principal Amount	Value

U.S. TREASURY OBLIGATIONS (continued)

U.S. Treasury Bonds (continued)
13.25% due 05/15/2014	$1,200,000	$1,254,563

		22,187,247
U.S. Treasury Notes - 7.37%
2.00% due 09/30/2010 to 11/30/2013	10,100,000	10,357,282
5.00% due 08/15/2011	1,385,000	1,542,002

		11,899,284

TOTAL U.S. TREASURY OBLIGATIONS (Cost $31,468,249)		$34,086,531

U.S. GOVERNMENT AGENCY OBLIGATIONS - 48.04%

Federal Home Loan Bank - 1.72%
3.875% due 01/15/2010 to 06/14/2013	2,650,000	2,782,706

Federal Home Loan Mortgage Corp. - 7.09%
4.00% due 05/01/2009	45,611	45,712
4.50% due 05/01/2024 to 10/01/2033	518,224	526,750
5.00% due 10/01/2009 to 10/01/2036	1,363,082	1,391,964
5.50% due 08/23/2017 to 02/01/2023	761,604	862,885
5.75% due 01/15/2012	1,200,000	1,341,272
5.885% due 02/01/2037 (b)	2,347,810	2,400,986
6.00% due 01/01/2009 to 06/01/2022	1,061,571	1,171,624
6.019% due 08/01/2037 (b)	2,314,550	2,379,089
6.25% due 07/15/2032	450,000	628,448
6.50% due 11/01/2015 to 09/01/2038	412,254	429,611
7.00% due 02/01/2016 to 04/01/2032	178,154	186,243
7.50% due 02/01/2016 to 03/01/2032	58,515	61,674
8.00% due 02/01/2030	8,653	9,188
8.50% due 10/01/2031	13,379	14,409

		11,449,855

Federal National Mortgage Association - 34.42%
3.25% due 04/09/2013	1,000,000	1,042,000
4.00% due 11/01/2010 to 08/01/2020	1,270,120	1,285,629
4.50% due 12/01/2020 to 06/01/2034	4,175,822	4,275,878
4.617% due 01/01/2035 (b)	3,077,979	3,085,280
5.00% due 07/01/2020 to 12/01/2034	10,161,468	10,422,804
5.485% due 04/01/2036 (b)	756,939	771,759
5.50% due 01/01/2009 to 09/01/2036	14,212,409	14,611,118
5.687% due 04/01/2037	4,829,223	4,948,253
6.00% due 10/01/2013 to 08/01/2036	7,019,246	7,256,000
6.125% due 03/15/2012	2,300,000	2,612,269
6.25% due 05/15/2029	415,000	566,637
6.50% due 02/01/2015 to 02/01/2036	2,495,880	2,599,772
6.625% due 11/15/2030	380,000	548,645
7.00% due 12/01/2012 to 10/01/2032	405,648	422,025
7.125% due 01/15/2030	209,000	313,378
7.25% due 05/15/2030	450,000	686,811
7.50% due 10/01/2015 to 08/01/2031	104,369	109,818
8.00% due 08/01/2030 to 09/01/2031	44,510	47,194
8.50% due 09/01/2030	6,221	6,698

		55,611,968

Government National Mortgage Association - 4.45%
4.50% due 05/15/2019 to 08/15/2033	152,621	155,981
5.00% due 05/15/2018 to 11/20/2038	1,247,066	1,281,806
5.50% due 11/15/2032 to 08/20/2038	2,544,902	2,629,736

The accompanying notes are an integral part of the financial statements.

75

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Total Bond Market Trust B (continued)

	Shares or Principal Amount	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)

Government National Mortgage Association (continued)
6.00% due 04/15/2017 to 09/15/2038	$2,303,530	$2,385,639
6.50% due 01/15/2016 to 01/15/2033	436,592	458,063
7.00% due 08/15/2029 to 05/15/2032	188,209	197,815
7.50% due 08/15/2029 to 01/15/2031	49,913	52,520
8.00% due 04/15/2031	10,063	11,008
8.50% due 09/15/2030	6,731	7,469
9.00% due 01/15/2031	3,981	4,413

		7,184,450

Tennessee Valley Authority - 0.22%
6.75% due 11/01/2025	260,000	347,675

The Financing Corp. - 0.14%
8.60% due 09/26/2019	150,000	222,728

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $73,291,283)		$77,599,382

FOREIGN GOVERNMENT OBLIGATIONS - 2.14%

Brazil - 0.26%
Federative Republic of Brazil 6.00% due 01/17/2017	410,000	423,325

Canada - 0.81%
Government of Canada 2.75% due 02/22/2011	200,000	198,712
5.125% due 01/26/2017	85,000	96,214
5.20% due 02/21/2017	80,000	90,874
6.50% due 01/15/2026	100,000	136,874
7.125% due 02/09/2024	150,000	194,976
7.50% due 07/15/2023	100,000	134,471
9.625% due 12/01/2018	300,000	454,263

		1,306,384

Italy - 0.36%
Republic of Italy 6.875% due 09/27/2023	460,000	573,822

Malaysia - 0.03%
Government of Malaysia 8.75% due 06/01/2009	50,000	51,034

Mexico - 0.68%
Government of Mexico
5.95% due 03/19/2019	60,000	60,000
9.875% due 02/01/2010	970,000	1,045,175

		1,105,175

TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $3,276,092)		$3,459,740

CORPORATE BONDS - 21.21%

Basic Materials - 0.76%
Agrium, Inc. 6.75% due 01/15/2019	420,000	402,044
Alcoa, Inc. 6.75% due 07/15/2018	290,000	237,259
E.I. Du Pont de Nemours & Company
5.875% due 01/15/2014	90,000	92,661
6.50% due 01/15/2028	150,000	157,564

Total Bond Market Trust B (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Basic Materials (continued)
Eastman Chemical Company 7.60% due 02/01/2027	$50,000	$41,125
MeadWestvaco Corp.
6.85% due 04/01/2012	100,000	90,343
7.10% due 11/15/2009	35,000	35,031
Rio Tinto Alcan, Inc. 6.125% due 12/15/2033	200,000	122,205
Rio Tinto Finance USA, Ltd. 6.50% due 07/15/2018	70,000	51,322

		1,229,554

Communications - 2.81%
Ameritech Capital Funding 6.875% due 10/15/2027	60,000	60,040
AT&T, Inc.
6.30% due 01/15/2038	210,000	221,993
6.70% due 11/15/2013	90,000	95,339
BellSouth Corp. 6.875% due 10/15/2031	200,000	207,924
British Sky Broadcasting Group PLC 9.50% due 11/15/2018 (j)	100,000	102,090
British Telecommunications PLC
5.95% due 01/15/2018	175,000	152,244
9.125% due 12/15/2030	230,000	244,477
Comcast Cable Communications 8.875% due 05/01/2017	75,000	80,089
Cox Communications, Inc. 9.375% due 01/15/2019 (j)	125,000	130,788
Deutsche Telekom International Finance BV 8.75 due 06/15/2030	146,000	180,039
France Telecom SA 8.50% due 03/01/2031	100,000	125,549
GTE Corp. 6.94% due 04/15/2028	100,000	92,537
Motorola, Inc. 8.00% due 11/01/2011	140,000	116,826
News America, Inc. 6.65% due 11/15/2037	175,000	173,208
Sprint Capital Corp.
6.875% due 11/15/2028	150,000	89,250
7.625% due 01/30/2011	300,000	250,500
TCI Communications, Inc. 7.125% due 02/15/2028	110,000	104,026
Telecom Italia Capital SA 5.25% due 11/15/2013	95,000	72,438
Telefonica Europe BV 8.25% due 09/15/2030	100,000	117,107
Time Warner Companies, Inc. 7.25% due 10/15/2017	350,000	321,235
Time Warner Entertainment Company LP 8.375% due 07/15/2033	200,000	201,826
Time Warner, Inc.
6.75% due 04/15/2011	125,000	122,047
7.625% due 04/15/2031	75,000	73,711
Verizon Communications, Inc. 5.25% due 04/15/2013	250,000	250,956
Verizon Wireless Capital LLC 7.375% due 11/15/2013 (j)	100,000	105,508

The accompanying notes are an integral part of the financial statements.

76

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Total Bond Market Trust B (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Communications (continued)
Viacom, Inc.
6.25% due 04/30/2016	$125,000	$103,612
6.875% due 04/30/2036	145,000	114,590
7.875% due 07/30/2030	280,000	175,516
Vivendi 5.75% due 04/04/2013 (j)	305,000	267,710
Vodafone Group PLC 5.375% due 01/30/2015	190,000	178,960

		4,532,135

Consumer, Cyclical - 0.57%
CVS Caremark Corp. 6.125% due 08/15/2016	105,000	101,728
DaimlerChrysler North America Holding 7.20% due 09/01/2009	150,000	145,535
Macys Retail Holdings, Inc. 6.625% due 04/01/2011	200,000	161,411
Target Corp. 7.50% due 08/15/2010	160,000	165,964
Wal-Mart Stores, Inc.
6.20% due 04/15/2038	125,000	143,057
7.55% due 02/15/2030	110,000	132,737
Yum! Brands, Inc. 6.25% due 03/15/2018	90,000	77,660

		928,092

Consumer, Non-cyclical - 2.63%
Altria Group, Inc. 8.50% due 11/10/2013	80,000	82,859
Anheuser Busch Company, Inc. 9.00% due 12/01/2009	200,000	205,851
Archer-Daniels-Midland Company 7.00% due 02/01/2031	185,000	196,199
Clorox Company 5.95% due 10/15/2017	95,000	89,897
Coca-Cola Enterprises, Inc. 8.50% due 02/01/2022	110,000	128,422
ConAgra Foods, Inc.
5.819% due 06/15/2017	62,000	58,063
9.75% due 03/01/2021	63,000	76,027
Covidien International Finance SA 6.00% due 10/15/2017	110,000	108,516
Eli Lilly & Company 7.125% due 06/01/2025	80,000	89,469
General Mills, Inc. 5.25% due 08/15/2013	130,000	130,783
Johnson & Johnson 5.85% due 07/15/2038	100,000	120,815
Kellogg Company, Series B 6.60% due 04/01/2011	125,000	130,825
Kimberly-Clark Corp. 7.50% due 11/01/2018	80,000	94,205
Kraft Foods, Inc. 5.25% due 10/01/2013	325,000	317,004
Kroger Company 6.40% due 08/15/2017	210,000	211,777
Pepsi Bottling Group, Inc., Series B 7.00% due 03/01/2029	100,000	111,217
PepsiCo, Inc. 7.90% due 11/01/2018	80,000	98,052

Total Bond Market Trust B (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Consumer, Non-cyclical (continued)
Philip Morris International, Inc. 6.875% due 03/17/2014	$90,000	$94,580
Procter & Gamble Company
4.60% due 01/15/2014	125,000	130,988
6.45% due 01/15/2026	100,000	116,227
Quest Diagnostics, Inc. 5.45% due 11/01/2015	30,000	26,319
SABMiller PLC 6.50% due 07/15/2018 (j)	290,000	261,911
Safeway, Inc.
6.25% due 03/15/2014	60,000	60,311
6.35% due 08/15/2017	135,000	133,473
Sara Lee Corp. 6.25% due 09/15/2011	100,000	98,994
Schering Plough Corp. 5.55% due 12/01/2013	250,000	251,828
Tate & Lyle International Finance PLC 5.00% due 11/15/2014 (j)	90,000	72,283
Tesco PLC 6.15% due 11/15/2037 (j)	245,000	216,379
UnitedHealth Group, Inc. 4.875% due 03/15/2015	190,000	162,890
WellPoint, Inc. 6.375% due 06/15/2037	175,000	162,586
Wyeth 5.50% due 03/15/2013	200,000	203,724

		4,242,474

Energy - 2.11%
Anadarko Finance Company, Series B 6.75% due 05/01/2011	175,000	175,063
Apache Corp. 6.00% due 09/15/2013	245,000	254,083
Cameron International Corp. 7.00% due 07/15/2038	320,000	254,703
CenterPoint Energy Resources Corp. 7.875% due 04/01/2013	90,000	83,367
ConocoPhillips 6.65% due 07/15/2018	50,000	52,257
DCP Midstream LLC 9.70% due 12/01/2013 (j)	90,000	91,387
Devon Financing Corp., ULC 6.875% due 09/30/2011	100,000	100,916
Enbridge Energy Partners LP 9.875% due 03/01/2019	125,000	125,802
EnCana Corp. 6.50% due 08/15/2034	125,000	100,292
Enterprise Products Operating LLC 9.75% due 01/31/2014	60,000	61,097
GlobalSantaFe Corp. 5.00% due 02/15/2013	100,000	91,127
Kinder Morgan Energy Partners LP
7.30% due 08/15/2033	80,000	66,406
9.00% due 02/01/2019	60,000	62,600
Marathon Oil Corp. 6.00% due 10/01/2017	100,000	85,267
Noble Holding International, Ltd. 7.375% due 03/15/2014	100,000	101,391

The accompanying notes are an integral part of the financial statements.

77

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Total Bond Market Trust B (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Energy (continued)
Norsk Hydro ASA 7.25% due 09/23/2027	$75,000	$82,959
ONEOK Partners LP 6.65% due 10/01/2036	85,000	65,860
Pemex Project Funding Master Trust 7.375% due 12/15/2014	260,000	267,020
Petrobras International Finance Company 8.375% due 12/10/2018	90,000	96,093
Petro-Canada 6.05% due 05/15/2018	125,000	103,021
Shell International Finance BV 6.375% due 12/15/2038	90,000	101,249
Talisman Energy, Inc. 6.25% due 02/01/2038	610,000	442,916
TEPPCO Partners LP 6.65% due 04/15/2018	40,000	32,387
Tosco Corp. 8.125% due 02/15/2030	110,000	127,150
TransCanada PipeLines, Ltd. 5.85% due 03/15/2036	85,000	72,297
Valero Energy Corp. 6.125% due 06/15/2017	100,000	85,313
Weatherford International, Ltd. 5.50% due 02/15/2016	120,000	103,153
XTO Energy, Inc. 5.50% due 06/15/2018	135,000	122,212

		3,407,388
Financial - 8.09%
Allied Capital Corp. 6.625% due 07/15/2011	90,000	69,370
Allied World Assurance Holdings, Ltd. 7.50% due 08/01/2016	115,000	81,073
Allstate Corp. 7.20% due 12/01/2009	170,000	171,856
American Express Bank FSB 3.15% due 12/09/2011	250,000	251,990
American Express Bank FSB, BKNT 6.00% due 09/13/2017	350,000	327,787
American Express Credit Corp., Series C 7.30% due 08/20/2013	350,000	358,257
Aon Capital Trust A 8.205% due 01/01/2027	100,000	57,481
AXA SA 8.60% due 12/15/2030	120,000	78,573
Bank of America Corp.
3.125% due 06/15/2012	125,000	129,898
5.42% due 03/15/2017	300,000	266,662
Bank One Corp. 7.875% due 08/01/2010	300,000	314,445
Bear Stearns Companies, Inc. 7.25% due 02/01/2018	125,000	136,982
BP Capital Markets PLC 5.25% due 11/07/2013	80,000	83,515
Citigroup, Inc.
2.875% due 12/09/2011	250,000	257,793
5.50% due 04/11/2013	125,000	121,710
5.875% due 02/22/2033	220,000	191,803
6.125% due 11/21/2017	300,000	303,162

Total Bond Market Trust B (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Financial (continued)
Credit Suisse First Boston USA, Inc.
4.875% due 01/15/2015	$125,000	$112,892
6.50% due 01/15/2012	200,000	204,563
Dresdner Bank AG 7.25% due 09/15/2015	80,000	67,528
FleetBoston Financial Corp.
6.70% due 07/15/2028	125,000	120,121
7.375% due 12/01/2009	100,000	101,949
General Electric Capital Corp.
3.00% due 12/09/2011	125,000	129,231
6.125% due 02/22/2011	320,000	331,199
6.75% due 03/15/2032	125,000	132,903
General Electric Capital Corp., MTN 5.625% due 09/15/2017	125,000	125,743
Goldman Sachs Group, Inc.
5.50% due 11/15/2014	250,000	226,619
6.125% due 02/15/2033	125,000	113,957
6.15% due 04/01/2018	185,000	177,778
6.345% due 02/15/2034	160,000	116,105
6.875% due 01/15/2011	185,000	186,351
Hartford Financial Services Group, Inc. 6.10% due 10/01/2041	50,000	32,404
HSBC Finance Corp. 8.00% due 07/15/2010	350,000	355,821
ING Security Life Institutional Funding 4.25% due 01/15/2010 (j)	135,000	132,025
John Deere Capital Corp.
5.10% due 01/15/2013	170,000	167,257
6.00% due 02/15/2009	60,000	60,214
John Deere Capital Corp., MTN 4.95% due 12/17/2012	172,000	167,924
JPMorgan Chase & Company
3.125% due 12/01/2011	125,000	129,862
4.75% due 05/01/2013	125,000	123,346
6.40% due 05/15/2038	125,000	147,870
6.75% due 02/01/2011	60,000	61,510
Keycorp, MTN 6.50% due 05/14/2013	125,000	115,236
Kreditanstalt fuer Wiederaufbau
3.25% due 03/30/2009	500,000	501,308
5.125% due 03/14/2016	100,000	111,590
Landwirtschaftliche Rentenbank
3.875% due 03/15/2010	100,000	102,269
5.125% due 02/01/2017	75,000	85,194
Marsh & McLennan Companies, Inc. 4.85% due 02/15/2013	240,000	209,601
MBNA Corp. 5.00% due 06/15/2015	250,000	235,652
Merrill Lynch & Company, Inc.
5.45% due 07/15/2014	210,000	207,590
6.875% due 11/15/2018	120,000	124,851
7.75% due 05/14/2038	125,000	137,710
Merrill Lynch & Company, Inc., MTN 6.875% due 04/25/2018	260,000	271,967
MetLife, Inc., Series A 6.817% due 08/15/2018	420,000	400,009
Morgan Stanley
3.25% due 12/01/2011	125,000	130,267
6.75% due 04/15/2011	250,000	245,982

The accompanying notes are an integral part of the financial statements.

78

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Total Bond Market Trust B (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Financial (continued)
Morgan Stanley, MTN
5.95% due 12/28/2017	$255,000	$211,645
6.625% due 04/01/2018	175,000	153,526
National Rural Utilities Cooperative Finance Corp. 10.375% due 11/01/2018	95,000	111,189
Oesterreichische Kontrollbank AG 2.875% due 03/15/2011	70,000	71,058
PNC Funding Corp.
2.30% due 06/22/2012	125,000	126,249
4.50% due 03/10/2010	60,000	59,533
ProLogis
5.50% due 04/01/2012	600,000	361,499
5.625% due 11/15/2016	185,000	88,734
Royal Bank of Scotland Group PLC
5.00% due 11/12/2013	300,000	264,355
6.40% due 04/01/2009	150,000	150,212
Simon Property Group LP 5.875% due 03/01/2017	255,000	170,293
SMBC International Finance NV 8.50% due 06/15/2009	100,000	101,174
Torchmark Corp. 8.25% due 08/15/2009	100,000	99,905
Travelers Property Casualty Corp. 7.75% due 04/15/2026	50,000	52,992
UBS AG/Stamford Branch, MTN 5.75% due 04/25/2018	185,000	167,905
Unilever Capital Corp. 7.125% due 11/01/2010	200,000	213,887
US Bank NA, BKNT 6.375% due 08/01/2011	325,000	338,092
Wells Fargo & Company
3.00% due 12/09/2011	125,000	129,957
5.625% due 12/11/2017	185,000	193,006
Wells Fargo Bank NA 6.45% due 02/01/2011	385,000	399,069

		13,071,035
Government - 0.13%
Development Bank of Japan, Series DTC 5.125% due 02/01/2017	100,000	106,979
Japan Finance Org for Municipal Enterprises, Series DTC 4.625% due 04/21/2015	100,000	105,432

		212,411
Industrial - 1.73%
Boeing Company 8.75% due 09/15/2031	90,000	115,507
Burlington Northern Santa Fe Corp. 7.00% due 02/01/2014	125,000	130,447
Canadian National Railway Company 6.375% due 10/15/2011	300,000	305,890
Caterpillar, Inc.
5.30% due 09/15/2035	62,000	51,071
7.90% due 12/15/2018	95,000	109,359
Commercial Metals Company 7.35% due 08/15/2018	410,000	328,290
CRH America, Inc. 8.125% due 07/15/2018	300,000	216,600

Total Bond Market Trust B (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Industrial (continued)
CSX Corp. 6.25% due 04/01/2015	$320,000	$314,115
General Dynamics Corp. 5.25% due 02/01/2014	90,000	92,234
General Electric Company 5.00% due 02/01/2013	190,000	192,145
Honeywell International, Inc. 7.50% due 03/01/2010	75,000	78,229
Ingersoll-Rand Global Holding Company, Ltd. 6.875% due 08/15/2018	110,000	105,195
Northrop Grumman Corp. 7.75% due 03/01/2016	75,000	83,012
Stanley Works 6.15% due 10/01/2013	210,000	213,416
Tyco Electronics Group SA 6.55% due 10/01/2017	200,000	168,080
Union Pacific Corp. 6.625% due 02/01/2029	85,000	80,472
United Technologies Corp.
5.375% due 12/15/2017	100,000	101,090
6.125% due 02/01/2019	100,000	106,989

		2,792,141
Technology - 0.41%
Dell, Inc. 4.70% due 04/15/2013	130,000	122,298
Hewlett-Packard Company 6.125% due 03/01/2014	125,000	132,875
International Business Machines Corp. 6.50% due 10/15/2013	240,000	263,096
Oracle Corp. 5.75% due 04/15/2018	145,000	151,666

		669,935
Utilities - 1.97%
Alabama Power Company 5.70% due 02/15/2033	80,000	76,593
CalEnergy Company, Inc. 8.48% due 09/15/2028	130,000	138,974
Cincinnati Gas & Electric Company 5.70% due 09/15/2012	100,000	98,372
Consolidated Edison Company of New York, Inc. 7.125% due 12/01/2018	95,000	102,151
Constellation Energy Group, Inc. 7.00% due 04/01/2012	240,000	218,629
Dominion Resources, Inc. 5.00% due 03/15/2013	250,000	240,860
DTE Energy Company 6.35% due 06/01/2016	60,000	53,771
Duke Energy Carolinas LLC 7.00% due 11/15/2018	90,000	103,868
Duke Energy Corp. 5.625% due 11/30/2012	200,000	203,681
E.ON International Finance BV 5.80% due 04/30/2018 (j)	140,000	130,896
Exelon Corp. 6.75% due 05/01/2011	235,000	229,352
FirstEnergy Corp.
6.45% due 11/15/2011	50,000	47,263
7.375% due 11/15/2031	116,000	109,738

The accompanying notes are an integral part of the financial statements.

79

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Total Bond Market Trust B (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Utilities (continued)
FPL Group Capital, Inc. 7.875% due 12/15/2015	$90,000	$97,462
Hydro Quebec, Series HY 8.40% due 01/15/2022	100,000	148,400
Indiana Michigan Power Company 6.05% due 03/15/2037	187,000	158,476
Israel Electric Corp., Ltd. 7.25% due 01/15/2019 (j)	205,000	191,193
NiSource Finance Corp. 6.80% due 01/15/2019	130,000	81,738
Oncor Electric Delivery Company 7.50% due 09/01/2038 (j)	200,000	190,052
Pacific Gas & Electric Company 6.25% due 12/01/2013	60,000	62,045
Progress Energy, Inc. 7.10% due 03/01/2011	85,000	84,246
Public Service Electric & Gas Company 6.33% due 11/01/2013	120,000	122,140
Southern California Edison Company, Series 05-E 5.35% due 07/15/2035	40,000	40,933
United Utilities PLC 6.875% due 08/15/2028	100,000	78,395
Virginia Electric and Power Company 8.875% due 11/15/2038	70,000	88,589
Wisconsin Electric Power Company 6.00% due 04/01/2014	80,000	84,214

		3,182,031

TOTAL CORPORATE BONDS (Cost $35,952,631)		$34,267,196

COLLATERALIZED MORTGAGE OBLIGATIONS - 2.91%
Bear Stearns Commercial Mortgage Securities, Series 2004-PWR3, Class A4 4.715% due 02/11/2041	500,000	440,892
Chase Commercial Mortgage Securities Corp., Series 2000-2, Class A2 7.631% due 07/15/2032	300,000	299,886
Citigroup Commercial Mortgage Trust, Series 2006-C4, Class A1 5.7241% due 03/15/2049 (b)	420,367	402,602
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP5, Class A4 5.1792% due 12/15/2044 (b)	835,000	669,194
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2004-CB8, Class A4 4.404% due 01/12/2039 (b)	400,000	322,680
LB Commercial Conduit Mortgage Trust, Series 1999-C2, Class A2 7.325% due 10/15/2032	271,840	271,083
Merrill Lynch Mortgage Trust, Series 2008-C1, Class A4 5.69% due 02/12/2051	440,000	325,880
Merrill Lynch Mortgage Trust, Series 2006-C1, Class AM 5.6572% due 05/12/2039 (b)	800,000	411,722
Prudential Commercial Mortgage Trust, Series 2003-PWR1, Class A2 4.493% due 02/11/2036	450,000	393,184

Total Bond Market Trust B (continued)
	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Salomon Brothers Mortgage Securities VII, Series 2000-C1, Class A2 7.52% due 12/18/2009 (b)	$266,004	$265,451
Salomon Brothers Mortgage Securities VII, Series 2000-C3, Class A2 6.592% due 12/18/2033	487,298	478,363
Wachovia Bank Commercial Mortgage Trust, Series 2004-C11, Class A5 5.215% due 01/15/2041 (b)	500,000	419,303

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $5,781,454)		$4,700,240

ASSET BACKED SECURITIES - 1.94%
American Express Issuance Trust, Series 2008-1, Class A 2.145% due 12/15/2010 (b)	515,000	491,190
Bank of America Credit Card Trust, Series 2008-A3, Class A3 1.945% due 08/15/2011 (b)	665,000	659,447
CNH Equipment Trust, Series 2008-B, Class A2B 2.195% due 04/15/2011 (b)	680,000	670,997
Detroit Edison Securitization Funding, LLC, Series 2001-1, Class A6 6.62% due 03/01/2016	250,000	251,645
GE Capital Commercial Mortgage Corp., Series 2001-2, Class A4 6.29% due 08/11/2033 (b)	550,000	533,344
Massachusetts RRB Special Purpose Trust, Series 1999-1, Class A5 7.03% due 03/15/2012	90,140	92,164
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-2, Class A1 5.773% due 06/12/2046 (b)	453,340	443,104

TOTAL ASSET BACKED SECURITIES (Cost $3,299,392)		$3,141,891

SUPRANATIONAL OBLIGATIONS - 0.85%

Financial - 0.85%
African Development Bank 6.875% due 10/15/2015	35,000	42,420
Asian Development Bank 5.593% due 07/16/2018	250,000	301,073
European Investment Bank
3.25% due 02/15/2011	85,000	87,406
4.625% due 05/15/2014	155,000	167,480
4.625% due 10/20/2015	70,000	76,277
4.875% due 01/17/2017	100,000	112,155
Inter-American Development Bank
7.00% due 06/15/2025	60,000	84,671
8.50% due 03/15/2011	200,000	231,077
International Bank for Reconstruction & Development 8.625% due 10/15/2016	100,000	139,594
Nordic Investment Bank 2.375% due 12/15/2011	125,000	125,732

		1,367,885

TOTAL SUPRANATIONAL OBLIGATIONS (Cost $1,281,026)		$1,367,885

The accompanying notes are an integral part of the financial statements.

80

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Total Bond Market Trust B (continued)

	Shares or Principal Amount	Value

REPURCHASE AGREEMENTS - 0.96%
Repurchase Agreement with State Street Corp. dated 12/31/2008 at 0.00% to be repurchased at $1,555,000 on 01/02/2009, collateralized by $1,520,000 Federal Home Loan Bank, 3.375% due 06/24/2011 (valued at $1,590,300, including interest)	$1,555,000	$1,555,000

TOTAL REPURCHASE AGREEMENTS (Cost $1,555,000)		$1,555,000

Total Investments (Total Bond Market Trust B) (Cost $155,905,127) - 99.15%		$160,177,865
Other Assets in Excess of Liabilities - 0.85%		1,369,140

TOTAL NET ASSETS - 100.00%		$161,547,005

Total Stock Market Index Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 94.67%

Basic Materials - 3.46%
A. Schulman, Inc.	733	$12,461
Aceto Corp.	724	7,247
Air Products & Chemicals, Inc.	5,491	276,033
Airgas, Inc.	2,148	83,750
AK Steel Holding Corp.	2,908	27,103
Albemarle Corp.	2,389	53,275
Alcoa, Inc.	21,296	239,793
Allegheny Technologies, Inc.	2,652	67,705
Allied Nevada Gold Corp. *	2,000	10,120
AMCOL International Corp.	837	17,535
American Pacific Corp. *	340	2,737
American Vanguard Corp.	720	8,424
Arch Chemicals, Inc.	683	17,806
Ashland, Inc.	1,651	17,352
Balchem Corp.	476	11,857
Biogen Idec, Inc. *	7,663	364,989
Brookfield Infrastructure Partners LP	726	8,131
Brush Engineered Materials, Inc. *	603	7,670
Buckeye Technologies, Inc. *	1,334	4,856
Cabot Corp.	1,659	25,383
Carpenter Technology Corp.	1,264	25,963
Celanese Corp., Series A	3,968	49,322
Century Aluminum Company *	1,311	13,110
CF Industries Holdings, Inc.	1,462	71,872
Chemtura Corp.	6,438	9,013
Clearwater Paper Corp. *	282	2,368
Cliffs Natural Resources, Inc.	2,774	71,042
Compass Minerals International, Inc.	829	48,629
Cytec Industries, Inc.	1,261	26,758
Deltic Timber Corp.	345	15,784
Domtar Corp. *	12,027	20,085
Dow Chemical Company	24,234	365,691
E.I. Du Pont de Nemours & Company	23,420	592,526
Eastman Chemical Company	1,975	62,627

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Basic Materials (continued)
Ecolab, Inc.	6,364	$223,695
Eli Lilly & Company	29,528	1,189,093
Ferro Corp.	1,253	8,834
FMC Corp.	1,945	87,000
Freeport-McMoRan Copper & Gold, Inc., Class B	9,964	243,520
Georgia Gulf Corp.	1,489	1,593
Gibraltar Industries, Inc.	792	9,456
H.B. Fuller Company	1,281	20,637
Hawkins, Inc.	354	5,413
Hecla Mining Company * (a)	3,243	9,080
Horsehead Holding Corp. *	1,258	5,913
Huntsman Corp.	6,180	21,259
ICO, Inc. *	884	2,793
Innophos Holdings, Inc.	523	10,361
International Flavors & Fragrances, Inc.	2,047	60,837
International Paper Company	11,273	133,021
Intrepid Potash, Inc. *	1,949	40,481
Kaiser Aluminum Corp.	553	12,453
KapStone Paper and Packaging Corp. *	943	2,244
Kronos Worldwide, Inc.	1,380	16,077
Landec Corp. *	808	5,317
Louisiana-Pacific Corp.	2,821	4,401
Lubrizol Corp.	1,781	64,811
MeadWestvaco Corp.	4,555	50,970
Metabolix, Inc. *	695	8,840
Minerals Technologies, Inc.	510	20,859
Monsanto Company	14,100	991,935
Neenah Paper, Inc.	626	5,534
Newmarket Corp.	404	14,104
Newmont Mining Corp.	11,488	467,562
Nl Industries, Inc.	1,288	17,259
Nucor Corp.	8,142	376,160
Olin Corp.	1,936	35,003
Olympic Steel, Inc.	302	6,152
OM Group, Inc. *	803	16,951
P.H. Glatfelter Company	1,342	12,481
Penford Corp.	420	4,250
Plum Creek Timber Company, Inc.	4,455	154,767
PolyOne Corp. *	2,670	8,410
Potlatch Corp.	988	25,698
PPG Industries, Inc.	4,281	181,643
Praxair, Inc.	8,223	488,117
Quaker Chemical Corp.	331	5,445
Rayonier, Inc.	2,011	63,045
Reliance Steel & Aluminum Company	1,922	38,325
Rock-Tenn Company, Class A	981	33,531
Rockwood Holdings, Inc. *	2,047	22,108
Rohm & Haas Company	5,068	313,152
Royal Gold, Inc.	983	48,373
RPM International, Inc.	3,403	45,226
RTI International Metals, Inc. *	665	9,516
Schnitzer Steel Industries, Inc.	755	28,426
Schweitzer Mauduit International, Inc.	535	10,711
Sensient Technologies Corp.	1,247	29,778
Sigma-Aldrich Corp.	3,271	138,167

The accompanying notes are an integral part of the financial statements.

81

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Basic Materials (continued)
Solutia, Inc. *	2,494	$11,223
Southern Copper Corp. (a)	23,035	369,942
Spartech Corp.	928	5,809
Steel Dynamics, Inc.	5,233	58,505
Stepan Company	247	11,606
Stillwater Mining Company * (a)	2,755	13,610
Symyx Technologies, Inc. *	1,200	7,128
Temple-Inland, Inc.	2,920	14,016
Terra Industries, Inc.	2,374	39,575
Terra Nitrogen Company, LP	474	44,916
The Mosaic Company	11,404	394,578
The Sherwin-Williams Company	3,021	180,505
Titanium Metals Corp. (a)	4,713	41,521
United States Lime & Minerals, Inc. *	188	4,503
United States Steel Corp.	3,092	115,022
USEC, Inc. *	2,992	13,434
Valhi, Inc.	3,030	32,421
Valspar Corp.	2,562	46,347
W. R. Grace & Company *	1,997	11,922
Wausau-Mosinee Paper Corp.	1,421	16,256
Westlake Chemical Corp. (a)	1,703	27,742
Weyerhaeuser Company	5,493	168,141
Xerium Technologies, Inc. *	1,499	989
Zep, Inc.	538	10,389
Zoltek Companies, Inc. *	1,019	9,161

		10,139,065

Communications - 9.58%
3Com Corp. *	10,619	24,211
4Kids Entertainment, Inc. *	1,059	2,076
Acacia Research - Acacia Technologies *	1,704	5,180
Acme Packet, Inc. *	1,854	9,752
ActivIdentity Corp. *	2,581	4,620
Adaptec, Inc. *	3,463	11,428
ADC Telecommunications, Inc. *	3,222	17,624
ADTRAN, Inc.	1,704	25,356
Airvana, Inc. *	1,738	10,637
Akamai Technologies, Inc. *	4,393	66,290
Alaska Communications Systems Group, Inc.	1,258	11,800
Alloy, Inc. *	580	2,453
Amazon.com, Inc. *	11,097	569,054
American Tower Corp., Class A *	10,277	301,322
Anaren, Inc. *	495	5,915
Anixter International, Inc. *	934	28,132
Applied Signal Technology, Inc.	369	6,620
Ariba, Inc. *	2,309	16,648
Arris Group, Inc. *	3,280	26,076
Art Technology Group, Inc. *	3,679	7,100
Aruba Networks, Inc. *	2,588	6,599
AT&T, Inc.	155,007	4,417,699
Atheros Communications, Inc. *	1,555	22,252
Atlantic Tele-Network, Inc.	487	12,930
Avocent Corp. *	1,215	21,761
Belo Corp., Class A	2,730	4,259
BigBand Networks, Inc. *	1,943	10,725
Black Box Corp.	464	12,120
Blue Coat Systems, Inc. *	1,022	8,585

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Communications (continued)
Bluefly, Inc. *	1,279	$923
Cablevision Systems Corp., Class A	7,785	131,099
Cbeyond Communications, Inc. *	915	14,622
CBS Corp., Class B	18,097	148,214
Centennial Communications Corp., Class A *	2,920	23,535
CenturyTel, Inc.	2,707	73,982
Chordiant Software, Inc. *	1,107	2,945
Ciena Corp. *	2,561	17,159
Cincinnati Bell, Inc. *	6,800	13,124
Cisco Systems, Inc. *	155,472	2,534,194
CKX, Inc. *	2,651	9,729
Clear Channel Outdoor Holdings, Inc. *	9,555	58,763
Clearwire Corp. * (a)	18,277	90,106
Cogent Communications Group, Inc. *	1,333	8,704
Comcast Corp., Class A	76,168	1,285,716
CommScope, Inc. *	1,851	28,765
comScore, Inc. *	764	9,741
Comtech Telecommunications Corp. *	621	28,454
Consolidated Communications Holdings, Inc.	1,043	12,391
Constant Contact, Inc. *	778	10,308
Corning, Inc.	40,813	388,948
Courier Corp.	402	7,196
Cox Radio, Inc., Class A *	2,674	16,071
CPI International, Inc. *	558	4,832
Crown Castle International Corp. *	7,500	131,850
Crown Media Holdings, Inc., Class A * (a)	3,574	10,186
Cybersource Corp. *	1,857	22,265
D&E Communications, Inc.	922	6,177
DealerTrack Holdings, Inc. *	1,162	13,816
DG Fastchannel, Inc. *	586	7,313
Dice Holdings, Inc. *	1,810	7,385
Digital River, Inc. *	967	23,982
DIRECTV Group, Inc. *	28,949	663,222
Discovery Communications, Inc., Series A *	7,363	104,260
DISH Network Corp. *	11,828	131,173
Dolan Media Company *	1,083	7,137
Earthlink, Inc. *	2,837	19,178
eBay, Inc. *	33,928	473,635
EchoStar Corp. *	2,387	35,495
eDiets.com, Inc. *	906	3,171
Embarq Corp.	3,735	134,311
EMS Technologies, Inc. *	439	11,357
Equinix, Inc. *	985	52,392
eResearch Technology, Inc. *	1,457	9,660
EW Scripps Co.	1,875	4,144
Expedia, Inc. *	7,426	61,190
Extreme Networks, Inc. *	3,700	8,658
F5 Networks, Inc. *	2,091	47,800
Fairpoint Communications, Inc.	2,737	8,977
Fibernet Telecom Group, Inc. *	496	5,208
Fisher Communications, Inc. *	280	5,779
Frontier Communications Corp.	8,414	73,538
Gannett Company, Inc. (a)	6,126	49,008
General Communication, Inc., Class A *	1,685	13,632
GeoEye, Inc. *	510	9,807
Global Crossing, Ltd. *	1,611	12,791

The accompanying notes are an integral part of the financial statements.

82

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Communications (continued)
Global Traffic Network, Inc. *	682	$3,983
Globecomm Systems, Inc. *	860	4,721
Google, Inc., Class A *	8,109	2,494,734
GSI Commerce, Inc. * (a)	1,313	13,813
Harmonic, Inc. *	2,563	14,378
Harris Corp.	3,504	133,327
Harris Stratex Networks, Inc., Class A *	1,874	9,670
Harte-Hanks, Inc.	1,820	11,357
Hearst Argyle Television, Inc.	2,521	15,277
Hickory Tech Corp.	948	5,157
HLTH Corp. *	4,741	49,591
Hughes Communications, Inc. *	636	10,138
Hungarian Telephone & Cable Corp. *	552	4,747
i2 Technologies, Inc. * (a)	605	3,866
IAC/InterActiveCorp *	3,999	62,904
iBasis, Inc. *	2,721	3,837
ICO Global Communications Holdings, Ltd. *	6,141	6,939
Imergent, Inc.	378	1,569
Infinera Corp. * (a)	2,615	23,430
InfoSpace, Inc. *	956	7,218
InterDigital, Inc. *	1,200	33,000
Internap Network Services Corp. *	1,755	4,387
Internet Capital Group, Inc. *	1,291	7,036
Interpublic Group of Companies, Inc. *	12,637	50,043
Interwoven, Inc. *	1,183	14,906
inVentiv Health, Inc. *	953	10,998
Iowa Telecommunications Services, Inc.	1,008	14,394
iPass, Inc. *	2,390	2,916
iPCS, Inc. *	514	3,526
Ixia *	1,888	10,913
J2 Global Communications, Inc. *	1,163	23,307
JDS Uniphase Corp. *	6,003	21,911
John Wiley & Sons, Inc., Class A	1,504	53,512
Journal Communications, Inc.	1,979	4,849
Juniper Networks, Inc. *	14,199	248,624
Keynote Systems, Inc. *	595	4,587
Knology, Inc. *	1,190	6,140
KVH Industries, Inc. *	660	3,419
Lamar Advertising Company, Class A * (a)	2,455	30,835
Leap Wireless International, Inc. *	1,825	49,074
Liberty Global, Inc., Class A *	8,180	130,226
Liberty Media Corp. - Capital, Series A *	5,081	23,932
Liberty Media Corp. - Entertainment, Series A *	12,331	215,546
Liberty Media Holding Corp.-Interactive A *	17,421	54,354
Lionbridge Technologies, Inc. *	2,383	2,979
Liquidity Services, Inc. *	909	7,572
LoopNet, Inc. * (a)	1,043	7,113
Loral Space & Communications, Inc. *	719	10,447
Marchex, Inc., Class B	1,204	7,019
Martha Stewart Living Omnimedia, Inc., Class A *	1,656	4,306
Mastec, Inc. *	1,803	20,879
McAfee, Inc. *	3,903	134,927
McClatchy Company, Class A (a)	2,297	1,838
McGraw-Hill Companies, Inc.	8,339	193,381
Media General, Inc., Class A	993	1,738

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Communications (continued)
Mediacom Communications Corp., Class A *	2,706	$11,636
Meredith Corp.	1,218	20,852
MetroPCS Communications, Inc. *	9,081	134,853
ModusLink Global Solutions, Inc. *	1,434	4,144
Monster Worldwide, Inc. *	3,312	40,042
Motorola, Inc.	59,078	261,716
Move, Inc. *	4,831	7,730
Network Equipment Technologies, Inc. *	1,526	4,395
NeuStar, Inc., Class A *	2,034	38,910
Neutral Tandem, Inc. *	840	13,625
Newport Corp. *	1,144	7,756
News Corp., Class A	68,834	625,701
NIC, Inc. *	1,713	7,880
NII Holdings, Inc. *	4,319	78,519
Novatel Wireless, Inc. *	968	4,492
NTELOS Holdings Corp.	1,093	26,953
Omnicom Group, Inc.	8,342	224,567
Online Resources Corp. *	853	4,043
Oplink Communications, Inc. *	828	7,121
OpNext, Inc. *	1,883	3,295
Orbcomm, Inc. *	1,613	3,484
Orbitz Worldwide, Inc. *	2,352	9,126
Outdoor Channel Holdings, Inc. *	1,012	7,580
PAETEC Holding Corp. *	2,783	4,008
Parkervision, Inc. *	951	2,349
PC-Tel, Inc. *	841	5,525
Perficient, Inc. *	1,001	4,785
Plantronics, Inc.	1,293	17,068
Playboy Enterprises, Inc., Class B *	1,549	3,346
Polycom, Inc. *	2,286	30,884
Preformed Line Products Company	156	7,182
Premiere Global Services, Inc. *	1,746	15,033
Priceline.com, Inc. *	1,001	73,724
QUALCOMM, Inc.	42,763	1,532,198
Qwest Communications International, Inc. (a)	45,429	165,362
Rackspace Hosting, Inc. *	3,072	16,527
RCN Corp. *	1,208	7,127
RealNetworks, Inc. *	3,896	13,753
RF Micro Devices, Inc. *	7,676	5,987
RightNow Technologies, Inc. *	1,004	7,761
S1 Corp. *	1,603	12,648
Sapient Corp. *	3,354	14,892
SAVVIS, Inc. *	1,516	10,445
SBA Communications Corp. *	2,843	46,398
Scripps Networks Interactive, Inc., Class A	4,250	93,500
Shenandoah Telecommunications Company	622	17,447
ShoreTel, Inc. *	1,372	6,160
Sinclair Broadcast Group, Inc., Class A	3,232	10,019
SonicWALL, Inc. *	1,794	7,140
Sonus Networks, Inc. *	7,319	11,564
Sourcefire, Inc. *	939	5,258
Sprint Nextel Corp. *	74,763	136,816
Starent Networks Corp. *	1,901	22,679
SumTotal Systems, Inc. *	1,381	3,922
SupportSoft, Inc. *	2,246	5,009
SureWest Communications	455	5,196

The accompanying notes are an integral part of the financial statements.

83

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Communications (continued)
Switch & Data Facilities Company, Inc. *	1,127	$8,329
Sycamore Networks, Inc. *	7,962	21,418
Symantec Corp. *	22,068	298,359
Symmetricom, Inc. *	1,491	5,889
Syniverse Holdings, Inc. *	1,690	20,179
TechTarget, Inc. *	1,303	5,629
Tekelec, Inc. *	1,742	23,238
TeleCommunication Systems, Inc. *	1,146	9,844
Telephone & Data Systems, Inc.	3,082	97,854
Tellabs, Inc. *	10,622	43,763
Terremark Worldwide, Inc. *	1,657	6,446
The Knot, Inc. *	973	8,095
The New York Times Company, Class A (a)	3,783	27,729
The Washington Post Company, Class B	244	95,221
TheStreet.com, Inc.	1,089	3,158
Thinkorswim Group, Inc. *	1,768	9,936
TIBCO Software, Inc. *	4,928	25,576
Time Warner Cable, Inc. *	25,540	547,833
Time Warner, Inc.	97,783	983,697
Tollgrade Communications, Inc. *	662	3,164
TW Telecom, Inc. *	4,067	34,447
U.S. Cellular Corp. *	2,316	100,144
United Online, Inc.	2,122	12,881
USA Mobility, Inc. *	829	9,592
UTStarcom, Inc. *	3,921	7,254
Value Line, Inc.	277	9,562
ValueClick, Inc. *	2,627	17,969
VASCO Data Security International, Inc. *	1,015	10,485
VeriSign, Inc. *	5,076	96,850
Verizon Communications, Inc.	74,630	2,529,957
Viacom, Inc., Class B *	16,226	309,268
Viasat, Inc. *	875	21,070
Vignette Corp. *	880	8,281
Virgin Media, Inc. (a)	8,963	44,725
VirnetX Holding Corp. *	1,201	1,633
Vocus, Inc. *	503	9,160
Walt Disney Company	48,910	1,109,768
Web.com Group, Inc. *	914	3,345
WebMD Health Corp. *	1,516	35,762
Websense, Inc. *	1,153	17,260
Windstream Corp.	11,549	106,251
World Wrestling Entertainment, Inc., Class A	1,872	20,742
Yahoo!, Inc. *	35,902	438,004
Zixit Corp. *	2,091	2,488

		28,124,919

Consumer, Cyclical - 8.85%
99 Cents Only Stores *	1,796	19,630
Abercrombie & Fitch Company, Class A	2,281	52,623
Advance Auto Parts, Inc.	2,423	81,534
Aeropostale, Inc. *	1,717	27,644
AFC Enterprises, Inc. *	998	4,681
Airtran Holdings, Inc. *	3,126	13,879
Alaska Air Group, Inc. *	932	27,261
Allegiant Travel Company *	507	24,625
Allion Healthcare, Inc. *	951	3,918
Ambassadors Group, Inc.	605	5,566

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Consumer, Cyclical (continued)
American Apparel, Inc. *	1,959	$3,898
American Axle & Manufacturing Holdings, Inc.	1,504	4,347
American Eagle Outfitters, Inc.	5,355	50,123
American Woodmark Corp.	421	7,675
Americas Car Mart, Inc. *	357	4,930
AmeriGas Partners LP	1,444	40,620
Amerigon, Inc. *	930	3,032
Ameristar Casinos, Inc.	1,515	13,090
AMR Corp. *	6,641	70,859
AMREP Corp. *	177	5,537
AnnTaylor Stores Corp. *	1,613	9,307
Archon Corp. *	209	3,866
Arctic Cat, Inc.	718	3,439
ArvinMeritor, Inc. (a)	2,082	5,934
Asbury Automotive Group, Inc.	1,073	4,904
Ascent Media Corp., Class A *	413	9,020
ATC Technology Corp. *	590	8,632
Audiovox Corp., Class A *	989	4,955
AutoNation, Inc. * (a)	4,676	46,199
AutoZone, Inc. *	1,629	227,197
Bally Technologies, Inc. *	1,419	34,099
Barnes & Noble, Inc. (a)	1,434	21,510
Beacon Roofing Supply, Inc. *	1,118	15,518
Beazer Homes USA, Inc. *	1,464	2,313
Bebe Stores, Inc.	2,408	17,988
Bed Bath & Beyond, Inc. *	6,790	172,602
Best Buy Company, Inc.	10,707	300,974
Big 5 Sporting Goods Corp.	902	4,699
Big Lots, Inc. *	2,073	30,038
BJ’s Restaurants, Inc. *	827	8,907
BJ’s Wholesale Club, Inc. *	1,518	52,007
Bluegreen Corp. *	976	3,055
BlueLinx Holdings, Inc. *	1,236	2,336
Bob Evans Farms, Inc.	831	16,977
Borders Group, Inc. *	1,847	739
BorgWarner, Inc.	3,050	66,398
Boyd Gaming Corp.	2,458	11,626
Brightpoint, Inc. *	2,271	9,879
Brinker International, Inc.	2,734	28,816
Brookfield Homes Corp.	777	3,357
Brown Shoe, Inc.	1,142	9,673
Brunswick Corp.	2,877	12,112
Buffalo Wild Wings, Inc. *	460	11,799
Build A Bear Workshop, Inc. *	881	4,282
Burger King Holdings, Inc.	3,471	82,887
Cabela’s, Inc. *	1,830	10,669
California Pizza Kitchen, Inc. *	797	8,544
Callaway Golf Company	1,823	16,936
CarMax, Inc. * (a)	5,774	45,499
Carmike Cinemas, Inc.	1,005	3,668
Carnival Corp.	16,339	397,364
Carter’s, Inc. *	1,464	28,197
Casey’s General Stores, Inc.	1,284	29,237
Cash America International, Inc.	765	20,923
Cato Corp., Class A	785	11,853
Cavco Industries, Inc. *	196	5,270

The accompanying notes are an integral part of the financial statements.

84

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Consumer, Cyclical (continued)
CEC Entertainment, Inc. *	653	$15,835
Cedar Fair LP *	1,481	18,557
Centex Corp.	3,343	35,570
Central European Distribution Corp. *	1,218	23,995
Charlotte Russe Holding, Inc. *	664	4,309
Cherokee, Inc. (a)	317	5,500
Chico’s FAS, Inc. *	5,042	21,076
Children’s Place Retail Stores, Inc. *	760	16,477
Chindex International, Inc. *	484	3,848
Chipotle Mexican Grill, Inc., Class A * (a)	885	54,852
Choice Hotels International, Inc.	1,588	47,735
Christopher & Banks Corp.	1,178	6,597
Churchill Downs, Inc.	377	15,238
Cinemark Holdings, Inc.	2,802	20,819
Cintas Corp.	3,971	92,246
Citi Trends, Inc. *	394	5,800
CKE Restaurants, Inc.	1,462	12,690
Coach, Inc. *	8,776	182,278
Coldwater Creek, Inc. *	2,655	7,567
Collective Brands, Inc. *	1,663	19,490
Columbia Sportswear Company	914	32,328
CompX International, Inc.	637	3,363
Conn’s, Inc. *	634	5,376
Continental Airlines, Inc., Class B *	2,848	51,435
Cooper Tire & Rubber Company	1,660	10,226
Copart, Inc. *	2,224	60,471
Core-Mark Holding Company, Inc. *	358	7,704
Costco Wholesale Corp.	11,392	598,080
Cracker Barrel Old Country Store, Inc. *	632	13,013
Crocs, Inc. *	2,122	2,631
CVS Caremark Corp.	37,320	1,072,577
D.R. Horton, Inc.	8,122	57,423
Darden Restaurants, Inc.	3,643	102,660
Deckers Outdoor Corp. *	340	27,156
Delta Air Lines, Inc. *	15,648	179,326
Denny’s Corp. *	2,830	5,632
Dick’s Sporting Goods, Inc. *	2,890	40,778
Dillard’s, Inc., Class A (a)	2,209	8,770
DineEquity, Inc. (a)	538	6,219
Dollar Tree, Inc. *	2,319	96,934
Domino’s Pizza, Inc. *	1,732	8,158
Dorman Products, Inc. *	527	6,956
Dover Downs Gaming & Entertainment, Inc.	1,084	3,447
Dover Motorsports, Inc.	1,798	2,337
DreamWorks Animation SKG, Inc., Class A *	2,397	60,548
DSW, Inc., Class A *	1,218	15,176
DTS, Inc. *	567	10,404
Empire Resorts, Inc. *	1,379	1,503
Ethan Allen Interiors, Inc.	778	11,180
Exide Technologies *	2,004	10,601
Family Dollar Stores, Inc.	3,619	94,347
Fastenal Company (a)	3,883	135,323
Federal Mogul Corp. *	2,744	11,607
Ferrellgas Partners LP *	1,684	24,687
FGX International Holdings, Ltd. *	613	8,423
Finish Line, Inc.	1,430	8,008

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Consumer, Cyclical (continued)
First Cash Financial Services, Inc. *	809	$15,420
Foot Locker, Inc.	4,087	29,999
Force Protection, Inc. *	1,978	11,828
Ford Motor Company * (a)	54,197	124,111
Fred’s, Inc., Class A	1,051	11,309
Frischs Restaurants, Inc.	244	4,599
Fuel Systems Solutions, Inc. *	399	13,071
Furniture Brands International, Inc.	1,465	3,238
G & K Services, Inc., Class A	562	11,364
GameStop Corp., Class A *	4,249	92,033
Gaylord Entertainment Company *	1,164	12,618
General Motors Corp. (a)	15,156	48,499
Genesco, Inc. *	504	8,528
Genuine Parts Company	4,143	156,854
G-III Apparel Group, Ltd. *	465	2,971
Global Partners LP	563	6,137
Goodyear Tire & Rubber Company *	6,345	37,880
Group 1 Automotive, Inc.	707	7,614
Guess?, Inc.	2,420	37,147
Gymboree Corp. *	740	19,307
Hanesbrands, Inc. *	2,429	30,970
Harley-Davidson, Inc.	6,230	105,723
Harman International Industries, Inc.	1,554	25,998
Hasbro, Inc.	3,602	105,070
Haverty Furniture Companies, Inc. (a)	696	6,494
Hawaiian Holdings, Inc. *	1,252	7,988
Heelys, Inc. *	1,102	2,502
Herman Miller, Inc.	1,465	19,089
hhgregg, Inc. *	983	8,532
Hibbett Sports, Inc. *	739	11,610
HNI Corp.	1,177	18,644
Home Depot, Inc.	44,233	1,018,244
Hooker Furniture Corp.	470	3,600
Hot Topic, Inc. *	1,277	11,838
Houston Wire & Cable Company	549	5,111
Hovnanian Enterprises, Inc., Class A * (a)	2,166	3,726
HSN, Inc. *	1,626	11,821
Iconix Brand Group, Inc. *	1,516	14,826
Inergy Holdings LP	590	12,785
Inergy LP *	1,348	22,970
Ingram Micro, Inc., Class A *	4,340	58,113
Insight Enterprises, Inc. *	1,497	10,329
Interface, Inc., Class A	1,789	8,301
International Game Technology	7,816	92,932
International Speedway Corp., Class A	1,315	37,780
Interval Leisure Group, Inc. *	1,562	8,419
Isle of Capri Casinos, Inc. *	1,231	3,939
J. Crew Group, Inc. *	1,656	20,203
J.C. Penney Company, Inc.	5,752	113,314
Jack in the Box, Inc. *	1,452	32,075
Jakks Pacific, Inc. *	710	14,647
JetBlue Airways Corp. *	7,080	50,268
Jo-Ann Stores, Inc. *	674	10,440
Johnson Controls, Inc.	15,392	279,519
Johnson Outdoors, Inc. *	520	2,548
Jones Apparel Group, Inc.	2,259	13,238

The accompanying notes are an integral part of the financial statements.

85

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Consumer, Cyclical (continued)
Jos. A. Bank Clothiers, Inc. *	458	$11,977
KB Home	2,071	28,207
Kenneth Cole Productions, Inc., Class A	668	4,729
Kimball International, Inc., Class B	1,365	11,753
Knoll, Inc.	1,270	11,455
Kohl’s Corp. *	8,032	290,758
Krispy Kreme Doughnuts, Inc. *	2,074	3,484
K-Swiss, Inc., Class A	1,010	11,514
Lakes Gaming, Inc. *	962	3,867
Landry’s Restaurants, Inc. (a)	488	5,661
Las Vegas Sands Corp. *	14,086	83,530
La-Z-Boy, Inc.	1,502	3,259
Leapfrog Enterprises, Inc., Class A *	1,800	6,300
Lear Corp. *	2,014	2,840
Lennar Corp., Class A	4,347	37,688
LIFE TIME FITNESS, Inc. * (a)	1,078	13,960
Limited Brands, Inc.	8,865	89,005
Lithia Motors, Inc., Class A	1,050	3,423
Liz Claiborne, Inc.	2,790	7,254
LKQ Corp. *	3,562	41,533
Lodgian, Inc. *	1,169	2,490
Lowe’s Companies, Inc.	38,077	819,417
Luby’s Cafeterias, Inc. *	1,139	4,772
Lumber Liquidators, Inc. *	736	7,772
M.D.C. Holdings, Inc.	1,211	36,693
M/I Homes, Inc.	494	5,207
Macrovision Solutions Corp. *	2,701	34,168
Macy’s, Inc.	10,975	113,591
Maidenform Brands, Inc. *	754	7,653
Marcus Corp.	843	13,682
Marine Products Corp.	1,143	6,424
Marriott International, Inc., Class A	9,141	177,792
Marvel Entertainment, Inc. *	2,015	61,961
Mattel, Inc.	9,370	149,920
McDonald’s Corp.	29,501	1,834,667
Meritage Homes Corp. *	795	9,675
MGM Mirage, Inc. * (a)	7,305	100,517
Miller Industries, Inc. *	520	2,756
Mobile Mini, Inc. *	876	12,632
Modine Manufacturing Company	1,044	5,084
Mohawk Industries, Inc. *	1,778	76,401
Monarch Casino & Resort, Inc. *	603	7,025
Morgans Hotel Group Company *	1,110	5,173
Movado Group, Inc.	758	7,118
MSC Industrial Direct Company, Inc., Class A	1,627	59,922
MTR Gaming Group, Inc. *	1,439	2,418
Multimedia Games, Inc. *	1,173	2,792
MWI Veterinary Supply, Inc. *	344	9,274
National Cinemedia, Inc.	1,255	12,726
National Presto Industries, Inc.	180	13,860
Navistar International Corp. *	1,877	40,130
New York & Company, Inc. *	1,749	4,058
Newell Rubbermaid, Inc.	7,293	71,326
NIKE, Inc., Class B	12,826	654,126
Nordstrom, Inc.	5,639	75,055
Nu Skin Enterprises, Inc., Class A	1,720	17,940

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Consumer, Cyclical (continued)
NVR, Inc. *	137	$62,506
O’Charley’s, Inc.	1,216	2,432
Office Depot, Inc. *	7,500	22,350
OfficeMax, Inc.	2,206	16,854
O’Reilly Automotive, Inc. *	3,457	106,268
Orient Express Hotels, Ltd., Class A	1,666	12,762
Oshkosh Corp.	2,095	18,625
Owens & Minor, Inc.	1,036	39,005
Oxford Industries, Inc.	488	4,280
P.F. Chang’s China Bistro, Inc. *	663	13,883
PACCAR, Inc.	9,614	274,960
Pacific Sunwear of California, Inc. *	2,017	3,207
Palm Harbor Homes, Inc. *	753	3,750
Panera Bread Company, Class A * (a)	759	39,650
Pantry, Inc. *	589	12,634
Papa John’s International, Inc. *	767	14,136
PC Connection, Inc. *	930	4,762
Penn National Gaming, Inc. *	2,278	48,704
Penske Auto Group, Inc.	2,585	19,853
Perry Ellis International, Inc. *	526	3,335
PetSmart, Inc.	3,301	60,903
Phillips-Van Heusen Corp.	1,334	26,853
Pier 1 Imports, Inc. *	2,559	947
Pinnacle Entertainment, Inc. *	1,680	12,902
Polaris Industries, Inc.	837	23,980
Polo Ralph Lauren Corp., Class A	2,586	117,430
Pool Corp.	1,254	22,534
PriceSmart, Inc.	821	16,962
Pulte Homes, Inc.	6,694	73,165
Quiksilver, Inc. *	3,540	6,514
RadioShack Corp.	3,390	40,477
RC2 Corp. *	546	5,826
Red Lion Hotels Corp. *	845	2,011
Red Robin Gourmet Burgers, Inc. *	514	8,651
Regal Entertainment Group, Class A	3,973	40,564
Regis Corp.	1,170	17,000
Rentrak Corp. *	468	5,518
Republic Airways Holdings, Inc. *	943	10,062
Retail Ventures, Inc. *	1,498	5,198
Ross Stores, Inc.	3,448	102,509
Royal Caribbean Cruises, Ltd.	5,589	76,849
Rush Enterprises, Inc., Class A *	1,094	9,376
Ryland Group, Inc.	1,135	20,055
Saks, Inc. *	3,948	17,292
Sally Beauty Holdings, Inc. *	4,802	27,323
ScanSource, Inc. *	734	14,144
Scholastic Corp.	1,036	14,069
School Specialty, Inc. *	523	10,000
Scientific Games Corp., Class A *	2,465	43,236
Sealy Corp.	2,920	7,329
Sears Holdings Corp. * (a)	3,452	134,179
Shoe Carnival, Inc. *	412	3,935
Shuffle Master, Inc. *	1,775	8,804
Signet Jewelers, Ltd.	2,235	19,377
Skechers U.S.A., Inc., Class A *	1,222	15,666
Skyline Corp.	279	5,577

The accompanying notes are an integral part of the financial statements.

86

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Consumer, Cyclical (continued)
SkyWest, Inc.	1,523	$28,328
Sonic Automotive, Inc.	1,482	5,898
Sonic Corp. *	1,749	21,285
Southwest Airlines Company	19,058	164,280
Speedway Motorsports, Inc.	1,228	19,783
Sport Supply Group, Inc.	504	3,528
Stage Stores, Inc.	1,226	10,114
Standard Pacific Corp. *	2,522	4,489
Staples, Inc.	18,383	329,423
Star Gas Partners *	2,533	6,054
Starbucks Corp. *	19,107	180,752
Starwood Hotels & Resorts Worldwide, Inc.	4,854	86,887
Steelcase, Inc. Class A	3,598	20,221
Stein Mart, Inc. *	1,741	1,967
Steinway Musical Instruments, Inc. *	299	5,235
Steven Madden, Ltd. *	470	10,020
Suburban Propane Partners, LP	854	30,274
Superior Industries International, Inc.	760	7,995
Susser Holdings Corp. *	479	6,366
Syms Corp. *	523	4,644
Systemax, Inc. *	962	10,361
Talbots, Inc.	1,547	3,697
Target Corp.	20,274	700,061
Tech Data Corp. *	1,426	25,440
Tempur-Pedic International, Inc. (a)	2,097	14,868
Tenneco, Inc. *	1,620	4,779
Texas Roadhouse, Inc., Class A *	2,100	16,275
The Buckle, Inc.	1,181	25,769
The Cheesecake Factory, Inc. *	1,894	19,129
The Dress Barn, Inc. *	1,624	17,442
The Gap, Inc.	18,870	252,669
The Men’s Wearhouse, Inc.	1,405	19,024
The Pep Boys - Manny, Moe & Jack	1,591	6,571
The Steak & Shake Company *	1,232	7,330
The TJX Companies, Inc.	10,886	223,925
The Toro Company	967	31,911
The Wet Seal, Inc., Class A *	2,585	7,677
Thor Industries, Inc.	1,486	19,585
Tiffany & Company	3,297	77,908
Timberland Company, Class A *	1,589	18,353
Titan International, Inc.	902	7,442
Titan Machinery, Inc. *	484	6,805
TiVo, Inc. *	2,783	19,926
Tix Corp. *	1,142	2,455
Toll Brothers, Inc. *	4,071	87,242
Tractor Supply Company *	952	34,405
Transport World Entertainment Corp. *	1,951	2,556
True Religion Apparel, Inc. *	655	8,148
TRW Automotive Holdings Corp. *	3,017	10,861
Tween Brands, Inc. *	875	3,780
UAL Corp. *	3,311	36,487
Ulta Salon, Cosmetics & Fragrance, Inc. *	1,669	13,819
Under Armour, Inc., Class A * (a)	1,283	30,587
Unifi, Inc. *	1,765	4,977
Unifirst Corp.	505	14,993
United Stationers, Inc. *	621	20,797

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Consumer, Cyclical (continued)
Universal Electronics, Inc. *	446	$7,234
Urban Outfitters, Inc. *	4,319	64,699
US Airways Group, Inc. *	3,003	23,213
Vail Resorts, Inc. *	1,015	26,999
VF Corp.	2,849	156,040
Volcom, Inc. *	746	8,131
W.W. Grainger, Inc.	1,948	153,580
Wabash National Corp.	1,047	4,711
WABCO Holdings, Inc.	1,856	29,306
Walgreen Company	25,833	637,300
Wal-Mart Stores, Inc.	102,976	5,772,835
Warnaco Group, Inc. *	1,170	22,967
Warner Music Group Corp.	4,285	12,941
Watsco, Inc.	697	26,765
Wendy’s/Arby’s Group, Inc.	12,324	60,881
Wesco International, Inc. *	1,099	21,134
West Marine, Inc. *	923	3,914
Weyco Group, Inc.	334	11,039
Whirlpool Corp.	1,931	79,847
Williams-Sonoma, Inc.	2,866	22,527
Winmark Corp. *	269	3,091
Winnebago Industries, Inc.	939	5,662
WMS Industries, Inc. *	1,333	35,858
Wolverine World Wide, Inc.	1,251	26,321
World Fuel Services Corp.	761	28,157
Wyndham Worldwide Corp.	4,694	30,746
Wynn Resorts, Ltd. * (a)	2,708	114,440
Yum! Brands, Inc.	12,171	383,387
Zale Corp. *	947	3,154
Zumiez, Inc. *	790	5,886

		25,983,044

Consumer, Non-cyclical - 22.52%
1-800-Flowers.com, Inc., Class A *	2,074	7,923
Aaron Rents, Inc., Class B	1,365	36,336
Abaxis, Inc. *	619	9,923
Abbott Laboratories	40,104	2,140,350
Abiomed, Inc. * (a)	1,003	16,469
ABM Industries, Inc.	1,314	25,032
Abraxis BioScience, Inc. *	1,036	68,293
Accelrys, Inc. *	1,119	4,879
Accenture, Ltd., Class A	19,157	628,158
Accuray, Inc. *	1,714	8,844
Acorda Therapeutics, Inc. *	973	19,956
Acura Pharmaceuticals, Inc. *	1,237	9,080
Administaff, Inc.	663	14,374
Adolor Corp. *	1,856	3,081
Advance America Cash Advance Centers, Inc.	2,148	4,060
Advanced Medical Optics, Inc. *	1,719	11,363
Affymax, Inc. *	507	5,065
Affymetrix, Inc. *	2,323	6,946
Air Methods Corp. *	339	5,421
Akorn, Inc. * (a)	2,617	6,019
Albany Molecular Research, Inc. *	890	8,669
Alberto-Culver Company	2,583	63,309
Alexion Pharmaceuticals, Inc. *	2,037	73,719
Alexza Pharmaceuticals, Inc. *	1,293	4,099

The accompanying notes are an integral part of the financial statements.

87

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Consumer, Non-cyclical (continued)
Alico, Inc.	233	$9,551
Align Technology, Inc. *	1,917	16,774
Alkermes, Inc. *	2,565	27,317
Allergan, Inc.	8,038	324,092
Alliance Data Systems Corp. *	1,740	80,962
Alliance Imaging, Inc. *	1,418	11,301
Alliance One International, Inc. *	2,819	8,288
Allos Therapeutics, Inc. *	2,184	13,366
Almost Family, Inc. *	198	8,906
Alnylam Pharmaceuticals, Inc. *	1,097	27,129
Alphatec Holdings, Inc. *	1,822	4,282
Altria Group, Inc.	53,639	807,803
AMAG Pharmaceuticals, Inc. *	465	16,670
Amedisys, Inc. * (a)	683	28,235
America Service Group, Inc. *	376	4,023
American Caresource Holdings, Inc. *	419	2,954
American Dental Partners, Inc. *	521	3,616
American Greetings Corp., Class A	1,306	9,886
American Medical Systems Holdings, Inc. *	1,947	17,504
American Public Education, Inc. *	468	17,405
AMERIGROUP Corp. *	1,404	41,446
AmerisourceBergen Corp.	4,124	147,062
Amgen, Inc. *	27,574	1,592,398
Amicus Therapeutics Inc *	672	5,363
AMN Healthcare Services, Inc. *	997	8,435
AmSurg Corp. *	844	19,699
Amylin Pharmaceuticals, Inc. *	3,755	40,742
Anadys Pharmaceuticals, Inc. *	1,261	1,980
Andersons, Inc.	462	7,614
AngioDynamics, Inc. *	711	9,734
Apollo Group, Inc., Class A *	4,121	315,751
Arbitron, Inc.	725	9,628
Archer-Daniels-Midland Company	16,794	484,171
Ardea Biosciences, Inc. *	534	6,392
Arden Group, Inc.	85	10,710
Arena Pharmaceuticals, Inc. *	2,247	9,370
Ariad Pharmaceuticals, Inc. *	2,784	2,366
Arqule, Inc. *	1,819	7,676
Array BioPharma, Inc. *	1,598	6,472
ArthroCare Corp. *	729	3,477
Aspect Medical Systems, Inc. *	866	2,918
AspenBio Pharma, Inc. *	1,018	6,281
Assisted Living Concepts, Inc. *	1,872	7,769
athenahealth, Inc. *	854	32,127
Atrion Corp.	60	5,826
ATS Medical, Inc. *	2,130	5,921
Auxilium Pharmaceuticals, Inc. *	1,103	31,369
Avery Dennison Corp.	2,763	90,433
Avis Budget Group, Inc. *	2,718	1,903
Avon Products, Inc.	11,133	267,526
B&G Foods, Inc.	1,291	6,971
Bankrate, Inc. * (a)	488	18,544
Bare Escentuals, Inc. *	2,565	13,415
Barrett Business Services, Inc.	366	3,989
Baxter International, Inc.	16,499	884,181
Beckman Coulter, Inc.	1,627	71,490

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Consumer, Non-cyclical (continued)
Becton, Dickinson & Company	6,346	$434,003
Bio Reference Labs, Inc. *	395	10,361
Biodel, Inc. *	1,048	5,051
BioDelivery Sciences International, Inc. *	922	2,674
BioMarin Pharmaceutical, Inc. *	2,633	46,867
BioMimetic Therapeutics, Inc. *	576	5,311
Bio-Rad Laboratories, Inc., Class A *	691	52,039
BioScrip, Inc. *	1,289	2,862
Blue Nile, Inc. * (a)	432	10,580
Blyth, Inc.	1,211	9,494
Boston Beer Company, Inc. *	378	10,735
Boston Scientific Corp. *	38,785	300,196
Bovie Medical Corp. *	672	4,160
Bristol-Myers Squibb Company	51,310	1,192,957
Brookdale Senior Living, Inc.	2,842	15,858
Brown Forman Corp., Class B	3,911	201,377
Bruker BioSciences Corp. *	4,336	17,517
BSD Medical Corp. *	688	2,518
Bunge, Ltd. (a)	3,150	163,075
C.R. Bard, Inc.	2,558	215,537
Cadence Pharmaceuticals, Inc. *	1,160	8,387
Cadiz, Inc. *	489	6,117
Calavo Growers, Inc.	603	6,935
Cal-Maine Foods, Inc. (a)	619	17,765
Cambrex Corp. *	1,295	5,983
Campbell Soup Company	9,641	289,326
Cantel Medical Corp. *	600	8,802
Capella Education Company *	445	26,148
Capital Senior Living Corp. *	1,094	3,260
Caraco Pharmaceutical Labs *	958	5,671
Cardiac Science Corp. *	701	5,258
Cardica, Inc. *	773	2,706
Cardinal Health, Inc.	9,311	320,950
CardioNet, Inc. *	627	15,456
Career Education Corp. * (a)	2,378	42,661
Catalyst Health Solutions, Inc. *	1,155	28,124
CBIZ, Inc. *	1,652	14,290
CDI Corp.	579	7,492
Celera Corp. *	2,204	24,531
Celgene Corp. *	11,839	654,460
Celldex Therapeutics, Inc. *	604	4,784
Centene Corp. *	1,156	22,785
Central Garden & Pet Company, Class A *	2,046	12,071
Cenveo, Inc. *	1,585	7,053
Cephalon, Inc. * (a)	1,757	135,359
Cepheid, Inc. *	1,519	15,767
Charles River Laboratories International, Inc. *	1,772	46,426
Chattem, Inc. *	486	34,764
Chelsea Therapeutics International, Inc. *	1,239	1,660
Chemed Corp.	592	23,544
Chiquita Brands International, Inc. *	1,146	16,938
Church & Dwight, Inc.	1,697	95,236
Clarient, Inc. *	2,632	4,290
Cleveland Biolabs, Inc. *	768	1,636
Clinical Data, Inc. * (a)	645	5,741
Clorox Company	3,579	198,849

The accompanying notes are an integral part of the financial statements.

88

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Consumer, Non-cyclical (continued)
Coca-Cola Bottling Company Consolidated	267	$12,271
Coca-Cola Enterprises, Inc.	12,852	154,610
Coinstar, Inc. *	750	14,633
Colgate-Palmolive Company	13,245	907,812
Community Health Systems, Inc. *	2,529	36,873
ConAgra Foods, Inc.	11,816	194,964
Conceptus, Inc. *	823	12,526
CONMED Corp. *	767	18,362
Consolidated Graphics, Inc. *	401	9,079
Constellation Brands, Inc., Class A *	5,747	90,630
Continucare Corp. *	2,330	4,916
Convergys Corp. *	3,388	21,717
Corinthian Colleges, Inc. *	2,228	36,472
Corn Products International, Inc.	1,942	56,027
Cornell Corrections, Inc. *	402	7,473
Corporate Executive Board Company	913	20,141
Corrections Corp. of America *	3,242	53,039
CorVel Corp. *	397	8,726
CoStar Group, Inc. *	533	17,557
Cougar Biotechnology, Inc. *	516	13,416
Covance, Inc. *	1,658	76,318
Coventry Health Care, Inc. *	3,900	58,032
Covidien, Ltd.	12,882	466,844
CRA International, Inc. *	320	8,618
Cross Country Healthcare, Inc. *	863	7,586
Cryolife, Inc. *	747	7,253
CSS Industries, Inc.	355	6,298
Cubist Pharmaceuticals, Inc. *	1,452	35,080
Cutera, Inc. *	480	4,258
CV Therapeutics, Inc. * (a)	1,731	15,943
Cyberonics, Inc. *	754	12,494
Cynosure, Inc. *	415	3,789
Cypress Biosciences, Inc. * (a)	1,143	7,818
Cytokinetics, Inc. *	1,783	5,082
Cytori Therapeutics, Inc. *	1,157	4,177
Datascope Corp.	400	20,896
DaVita, Inc. *	2,704	134,037
Dean Foods Company *	3,920	70,442
Del Monte Foods Company	5,392	38,499
Deluxe Corp.	1,365	20,420
Dendreon Corp. *	2,617	11,986
DENTSPLY International, Inc.	3,869	109,261
DepoMed, Inc. *	1,850	3,053
DeVry, Inc.	1,836	105,405
DexCom, Inc. *	1,464	4,041
Diamond Foods, Inc.	416	8,382
Diamond Management & Technology Consultants, Inc.	1,068	4,496
Dollar Financial Corp. *	740	7,622
Dr Pepper Snapple Group, Inc. *	6,597	107,201
Drugstore.com, Inc. *	3,397	4,212
Dun & Bradstreet Corp.	1,462	112,866
Durect Corp. *	2,345	7,950
Dyax Corp. *	1,918	6,982
DynCorp International, Inc. *	1,490	22,603
Edwards Lifesciences Corp. *	1,420	78,029

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Consumer, Non-cyclical (continued)
Electro Rent Corp.	723	$8,069
Elizabeth Arden, Inc. *	811	10,227
Emergency Medical Services Corp., Class A *	239	8,750
Emergent Biosolutions, Inc. *	749	19,556
Emeritus Corp. *	1,099	11,023
Endo Pharmaceutical Holdings, Inc. *	3,163	81,858
Ennis Business Forms, Inc.	724	8,768
Enzo Biochem, Inc. *	1,224	5,985
Enzon Pharmaceuticals, Inc. *	1,414	8,244
Equifax, Inc.	3,361	89,134
Estee Lauder Companies, Inc., Class A	5,028	155,667
Euronet Worldwide, Inc. *	1,391	16,150
EV3, Inc. *	2,835	17,294
Exactech, Inc. *	387	6,517
Exelixis, Inc. *	3,023	15,175
Exlservice Holdings, Inc. *	919	7,876
Exponent, Inc. *	387	11,641
Express Scripts, Inc. *	6,418	352,862
Facet Biotech Corp. *	630	6,042
Farmer Brothers Company	481	11,996
First Advantage Corp., Class A *	1,656	23,432
Flowers Foods, Inc.	2,333	56,832
Forest Laboratories, Inc. *	7,984	203,352
Forrester Research, Inc. *	624	17,603
Fortune Brands, Inc.	3,912	161,487
Fossil, Inc. *	1,818	30,361
Franklin Covey Company *	639	3,866
Fresh Del Monte Produce, Inc. *	1,672	37,486
FTI Consulting, Inc. *	1,272	56,833
Gaiam, Inc., Class A *	868	4,010
Gartner Group, Inc., Class A *	2,451	43,701
Genentech, Inc. *	27,256	2,259,795
General Mills, Inc.	8,719	529,679
Genomic Health, Inc. *	757	14,746
Genoptix, Inc. *	424	14,450
Genpact, Ltd. *	5,570	45,785
Gen-Probe, Inc. *	1,401	60,019
Gentiva Health Services, Inc. *	731	21,389
Genzyme Corp. *	6,947	461,072
Geron Corp. * (a)	2,312	10,797
Gevity HR, Inc.	942	1,422
Gilead Sciences, Inc. *	23,984	1,226,542
Global Cash Access, Inc. *	2,505	5,561
Global Payments, Inc.	2,055	67,383
Great Lakes Dredge & Dock Company	1,642	6,814
Green Mountain Coffee Roasters, Inc. * (a)	624	24,149
Griffin Land & Nurseries, Inc. *	185	6,819
GTx, Inc. *	990	16,672
H & R Block, Inc.	8,497	193,052
H&E Equipment Services, Inc. *	1,085	8,365
H.J. Heinz Company	8,136	305,914
Haemonetics Corp. *	643	36,330
Hain Celestial Group, Inc. *	1,094	20,884
Halozyme Therapeutics, Inc. *	2,247	12,583
Hanger Orthopedic Group, Inc. *	607	8,808
Hansen Medical, Inc. *	771	5,567

The accompanying notes are an integral part of the financial statements.

89

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Consumer, Non-cyclical (continued)
Hansen Natural Corp. *	2,407	$80,707
Harvard Bioscience, Inc. *	1,493	3,956
Health Management Associates, Inc., Class A *	6,501	11,637
Health Net, Inc. *	2,806	30,557
Health Tronics, Inc. *	2,040	4,590
Healthcare Services Group, Inc.	1,125	17,921
Healthsouth Corp. *	2,335	25,592
Healthspring, Inc. *	1,504	30,035
Healthways, Inc. *	1,022	11,733
Heartland Payment Systems, Inc.	1,040	18,200
Heidrick & Struggles International, Inc.	459	9,887
Helen of Troy, Ltd. *	822	14,270
Henry Schein, Inc. *	2,331	85,524
Herbalife, Ltd.	1,649	35,750
Hershey Company	5,930	206,008
Hertz Global Holdings, Inc. *	8,540	43,298
Hewitt Associates, Inc., Class A *	2,542	72,142
Hill International, Inc. *	1,177	8,286
Hillenbrand, Inc.	1,618	26,988
Hill-Rom Holdings, Inc. (a)	1,607	26,451
HMS Holdings Corp. *	667	21,024
Hologic, Inc. *	6,676	87,255
Home Diagnostics, Inc. *	601	2,987
Hormel Foods Corp.	3,560	110,645
Hospira, Inc. *	4,143	111,115
Hudson Highland Group, Inc. *	894	2,995
Human Genome Sciences, Inc. *	4,053	8,592
Huron Consulting Group, Inc. *	506	28,979
ICF International, Inc. *	385	9,459
ICU Medical, Inc. *	391	12,958
Idenix Pharmaceuticals, Inc. *	1,592	9,218
Idera Pharmaceuticals, Inc. *	725	5,568
IDEXX Laboratories, Inc. *	1,558	56,213
I-Flow Corp. *	1,102	5,290
Illumina, Inc. * (a)	2,985	77,759
Immucor, Inc. *	1,820	48,376
Immunogen, Inc. *	1,545	6,628
Immunomedics, Inc. *	2,368	4,026
Imperial Sugar Company	441	6,324
Incyte Corp. *	2,785	10,555
Indevus Pharmaceuticals, Inc. *	2,544	7,988
Infinity Pharmaceuticals, Inc. *	831	6,640
Informatica Corp. *	2,329	31,977
Ingles Markets, Inc.	723	12,718
Inspire Pharmaceuticals, Inc. *	1,876	6,754
Insulet Corp. *	999	7,712
Integra LifeSciences Holdings Corp. *	721	25,646
Interactive Data Corp.	2,452	60,466
Intermediate Parfums, Inc.	919	7,058
Intermune, Inc. *	1,138	12,040
Internet Brands, Inc. *	1,229	7,153
Intersections, Inc. *	709	3,687
Intuitive Surgical, Inc. *	1,005	127,625
Invacare Corp.	881	13,673
Inverness Medical Innovations, Inc. *	2,074	39,219
IPC The Hospitalist Company *	469	7,893

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Consumer, Non-cyclical (continued)
IRIS International, Inc. *	544	$7,583
Iron Mountain, Inc. *	5,207	128,769
Isis Pharmaceuticals, Inc. *	2,544	36,074
ITT Educational Services, Inc. *	1,002	95,170
J & J Snack Foods Corp.	507	18,191
J.M. Smucker Company	3,065	132,898
Jackson Hewitt Tax Service, Inc.	813	12,756
Jarden Corp. *	2,030	23,345
John B. Sanfilippo & Son, Inc. *	559	3,013
Johnson & Johnson	72,855	4,358,915
Kellogg Company	9,844	431,659
Kelly Services, Inc., Class A	967	12,581
Kendle International, Inc. *	396	10,185
Kenexa Corp. *	756	6,033
Kensey Nash Corp. *	342	6,638
Kforce, Inc. *	1,103	8,471
Kimberly-Clark Corp.	10,795	569,328
Kindred Healthcare, Inc. *	1,037	13,502
Kinetic Concepts, Inc. * (a)	1,904	36,519
King Pharmaceuticals, Inc. *	6,457	68,573
Korn/Ferry International *	1,228	14,024
Kraft Foods, Inc., Class A	38,300	1,028,355
K-V Pharmaceutical Company, Class A * (a)	1,467	4,225
Laboratory Corp. of America Holdings *	2,856	183,955
Lance, Inc.	851	19,522
Landauer, Inc.	235	17,226
LCA-Vision, Inc.	648	2,663
Learning Tree International, Inc. *	517	4,405
LECG Corp. *	1,144	7,676
Lender Processing Services, Inc.	2,522	74,273
Lexicon Genetics, Inc. *	4,817	6,744
LHC Group, Inc. *	466	16,776
Life Technologies Corp. *	4,342	101,212
LifePoint Hospitals, Inc. *	1,422	32,478
Lifeway Foods, Inc. *	557	5,002
Ligand Pharmaceuticals, Inc., Class B *	3,180	8,713
Lincare Holdings, Inc. *	1,909	51,409
Lincoln Educational Services Corp. *	724	9,593
Live Nation, Inc. *	2,005	11,509
Lorillard, Inc.	4,506	253,913
Luminex Corp. *	1,072	22,898
M & F Worldwide Corp. *	552	8,528
Mac-Gray Corp. *	529	3,439
Macquarie Infrastructure Company LLC	1,351	5,093
Magellan Health Services, Inc. *	1,036	40,570
MAKO Surgical Corp. *	665	4,442
Mannatech, Inc.	1,004	2,460
Mannkind Corp. * (a)	3,097	10,623
Manpower, Inc.	2,077	70,597
MAP Pharmaceuticals, Inc. *	914	6,380
Martek Biosciences Corp. *	879	26,642
Masimo Corp. *	1,432	42,717
Matrixx Initiatives, Inc. *	310	5,112
Maui Land & Pineapple, Inc. *	327	4,392
MAXIMUS, Inc.	485	17,028
Maxygen, Inc. *	1,357	12,104

The accompanying notes are an integral part of the financial statements.

90

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Consumer, Non-cyclical (continued)
McCormick & Company, Inc.	3,304	$105,265
McGrath Rentcorp	613	13,094
McKesson Corp.	7,225	279,824
Medarex, Inc. *	3,498	19,519
MedCath Corp. *	708	7,392
Medco Health Solutions, Inc. *	13,203	553,338
Medical Action, Inc. *	530	5,300
Medicines Company *	1,385	20,401
Medicis Pharmaceutical Corp., Class A	1,535	21,337
Medivation, Inc. *	766	11,161
Mednax, Inc. *	1,223	38,769
Medtronic, Inc.	29,259	919,318
Mentor Corp.	911	28,177
Merck & Company, Inc.	56,006	1,702,582
Meridian Bioscience, Inc.	1,031	26,260
Merit Medical Systems, Inc. *	739	13,250
Micromet, Inc. *	1,207	5,263
Micrus Endovascular Corp. *	488	5,666
Midas, Inc. *	546	5,728
Millipore Corp. *	1,416	72,952
Molecular Insight Pharmaceuticals, Inc. * (a)	1,062	4,567
Molina Healthcare, Inc. *	744	13,102
Molson Coors Brewing Company, Class B	4,782	233,935
Momenta Pharmaceuticals, Inc. *	1,030	11,948
Monogram Biosciences, Inc. *	1,320	3,432
Monro Muffler Brake, Inc.	482	12,291
Moody’s Corp.	6,347	127,511
Morningstar, Inc. * (a)	1,186	42,103
MPS Group, Inc. *	2,519	18,968
Multi-Color Corp.	359	5,679
Mylan, Inc. * (a)	8,010	79,219
Myriad Genetics, Inc. *	1,161	76,928
Nabi Biopharmaceuticals *	1,795	6,013
Nanosphere, Inc. *	971	4,622
Nash Finch Company	336	15,083
National Beverage Corp. *	1,231	11,079
National Healthcare Corp.	341	17,268
National Research Corp.	209	6,053
Natus Medical, Inc. *	687	8,897
Navigant Consulting Company *	1,259	19,980
NBTY, Inc. *	1,621	25,369
Nektar Therapeutics *	2,762	15,357
Neogen Corp. *	393	9,817
Netflix, Inc. *	1,598	47,764
Neurocrine Biosciences, Inc. *	1,572	5,030
Nighthawk Radiology Holdings, Inc. *	1,264	6,143
Nobel Learning Communities, Inc. *	372	5,037
NovaMed, Inc. *	981	3,394
Novavax, Inc. *	2,146	4,056
Noven Pharmaceuticals, Inc. *	734	8,074
NPS Pharmaceuticals, Inc. *	1,356	8,421
Nutraceutical International Corp. *	486	3,737
NutriSystem, Inc.	796	11,614
Nuvasive, Inc. *	920	31,878
NxStage Medical, Inc. *	1,575	4,205
Obagi Medical Products, Inc. *	733	5,468

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Consumer, Non-cyclical (continued)
Odyssey Healthcare, Inc. *	940	$8,695
Odyssey Marine Exploration, Inc. *	1,632	5,255
Oil-Dri Corp of America *	296	5,550
Omega Protein Corp. *	628	2,518
Omnicare, Inc.	3,065	85,084
On Assignment, Inc. *	1,018	5,772
Onyx Pharmaceuticals, Inc. *	1,464	50,010
Opko Health, Inc. *	4,614	7,475
Optimer Pharmaceuticals, Inc. * (a)	934	11,311
OraSure Technologies, Inc. *	1,503	5,531
Orexigen Therapeutics, Inc. *	1,071	5,976
Orthofix International NV *	579	8,876
Orthovita, Inc. *	2,407	8,160
OSI Pharmaceuticals, Inc. *	1,491	58,224
Osiris Therapeutics, Inc. *	834	15,979
Overstock.com, Inc. *	678	7,309
Pain Therapeutics, Inc. *	1,191	7,051
Palomar Medical Technologies, Inc. *	545	6,284
Par Pharmaceutical Companies, Inc. *	1,008	13,517
Parexel International Corp. *	1,526	14,817
Parlux Fragrances, Inc. *	722	2,108
Patterson Companies, Inc. *	3,187	59,756
Paychex, Inc.	9,429	247,794
PDI, Inc. *	872	3,497
PDL BioPharma, Inc. *	3,150	19,467
Peets Coffee & Tea, Inc. *	394	9,161
Pepsi Bottling Group, Inc.	5,581	125,628
PepsiAmericas, Inc.	3,338	67,962
PepsiCo, Inc.	40,821	2,235,766
Perrigo Company	2,460	79,483
PetMed Express, Inc. *	613	10,807
Pfizer, Inc.	175,778	3,113,028
Pharmaceutical Product Development, Inc.	3,091	89,670
Pharmasset, Inc. *	648	8,495
PharMerica Corp. *	792	12,411
PHH Corp. *	1,669	21,246
Philip Morris International, Inc.	52,914	2,302,288
Physicians Formula Holdings, Inc. *	870	2,427
Poniard Pharmaceuticals, Inc. *	1,427	2,754
POZEN, Inc. *	921	4,642
Pre-Paid Legal Services, Inc. *	317	11,821
Prestige Brands Holdings, Inc. *	1,458	15,382
PRG-Schultz International, Inc. *	818	3,337
Princeton Review, Inc. *	1,140	5,620
Procter & Gamble Company	77,457	4,788,392
Progenics Pharmaceuticals, Inc. *	857	8,836
Protection One, Inc. *	797	3,810
PSS World Medical, Inc. *	1,607	30,244
Psychiatric Solutions, Inc. *	1,429	39,798
Pure Bioscience * (a)	1,174	3,616
QC Holdings, Inc.	738	2,797
Quanta Services, Inc. *	4,551	90,110
Quest Diagnostics, Inc.	5,064	262,872
Questcor Pharmaceuticals, Inc. *	1,711	15,929
Quidel Corp. *	856	11,188
R.R. Donnelley & Sons Company	5,459	74,133

The accompanying notes are an integral part of the financial statements.

91

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Consumer, Non-cyclical (continued)
RadNet, Inc. *	1,520	$5,092
Ralcorp Holdings, Inc. *	1,448	84,563
Regeneron Pharmaceuticals, Inc. *	2,086	38,299
RehabCare Group, Inc. *	548	8,308
Rent-A-Center, Inc. *	1,759	31,046
Repligen Corp. *	1,028	3,886
Repros Therapeutics, Inc. *	563	5,923
Res-Care, Inc. *	816	12,256
ResMed, Inc. *	2,006	75,185
Resources Connection, Inc. *	1,196	19,590
Response Genetics, Inc. *	1,105	1,271
Revlon, Inc. *	1,403	9,358
Rewards Network, Inc. *	1,116	2,890
Reynolds American, Inc.	7,696	310,226
Rigel Pharmaceuticals, Inc. *	1,052	8,416
Robert Half International, Inc.	4,030	83,905
Rochester Medical Corp. *	396	6,090
Rollins, Inc.	2,608	47,153
RSC Holdings, Inc. *	2,700	23,004
RTI Biologics, Inc. *	1,876	5,178
Ruddick Corp.	1,236	34,175
RXi Pharmaceuticals Corp. *	465	2,674
Safeway, Inc.	11,473	272,713
SAIC, Inc. *	4,734	92,218
Salix Pharmaceuticals, Ltd. *	1,345	11,876
Sanderson Farms, Inc.	551	19,043
Sangamo Biosciences, Inc. * (a)	1,563	5,439
Santarus, Inc. *	1,897	2,978
Sara Lee Corp.	18,606	182,153
Savient Pharmaceuticals, Inc. *	1,573	9,108
Schering-Plough Corp.	42,292	720,233
Schiff Nutrition International, Inc. *	920	5,492
Seaboard Corp.	32	38,208
Seattle Genetics, Inc. *	2,186	19,543
Seneca Foods Corp. *	347	7,256
Senomyx, Inc. *	1,170	3,264
SenoRx, Inc. *	1,057	2,473
Sepracor, Inc. *	2,865	31,458
Sequenom, Inc. *	1,487	29,502
Service Corp. International	6,913	34,358
Shutterfly, Inc. *	779	5,445
SIGA Technologies, Inc. *	1,229	4,019
Sirona Dental Systems, Inc. *	1,449	15,215
Skilled Healthcare Group, Inc. *	1,014	8,558
Smart Balance, Inc. * (a)	1,948	13,246
Smithfield Foods, Inc. * (a)	3,742	52,650
Somanetics Corp. *	333	5,498
SonoSite, Inc. *	484	9,235
Sotheby’s	1,811	16,100
Spartan Motors, Inc.	1,102	5,212
Spartan Stores, Inc.	577	13,415
Spectranetics Corp. *	1,385	3,615
Spherion Corp. *	1,978	4,371
St. Jude Medical, Inc. *	8,852	291,762
Stamps.com, Inc. *	581	5,711
Standard Parking Corp. *	487	9,419

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Consumer, Non-cyclical (continued)
Star Scientific, Inc. *	2,451	$9,387
StarTek, Inc. *	732	3,257
Steiner Leisure, Ltd. *	440	12,989
Stereotaxis, Inc. * (a)	1,375	6,050
STERIS Corp.	1,507	36,002
Stewart Enterprises, Inc., Class A	2,558	7,700
Stonemor Partners LP	452	5,347
Strayer Education, Inc.	362	77,616
Stryker Corp.	10,642	425,148
Sucampo Pharmaceuticals, Inc. *	1,224	7,038
SuccessFactors, Inc. *	1,632	9,368
Sun Healthcare Group, Inc. *	1,176	10,408
Supergen, Inc. *	2,016	3,851
SUPERVALU, Inc.	5,594	81,672
SurModics, Inc. *	519	13,115
Symmetry Medical, Inc. *	982	7,827
Synovis Life Technologies, Inc. *	395	7,402
Synta Pharmaceuticals Corp. * (a)	1,128	6,903
Sysco Corp.	15,648	358,965
Targacept, Inc. *	1,128	4,016
Targanta Therapeutics Corp. *	829	514
Team, Inc. *	473	13,102
Techne Corp.	981	63,294
Teekay Offshore Partners LP	997	10,867
Tejon Ranch Company *	454	11,232
TeleTech Holdings, Inc. *	1,884	15,731
Tenet Healthcare Corp. *	12,761	14,675
Tetra Tech, Inc. *	1,554	37,529
Teva Pharmaceutical Industries, Ltd., SADR	1,751	74,546
The Advisory Board Company *	502	11,195
The Coca-Cola Company	60,389	2,733,810
The Cooper Companies, Inc.	1,228	20,139
The Ensign Group, Inc.	555	9,291
The Geo Group, Inc. *	1,326	23,908
The Great Atlantic & Pacific Tea Company, Inc. *	1,661	10,414
The Hackett Group, Inc. *	1,412	4,123
The Kroger Company	17,007	449,155
The Scotts Company, Class A	1,683	50,019
The Standard Register Company	865	7,724
Theravance, Inc. *	1,850	22,922
Thoratec Corp. *	1,401	45,518
Ticketmaster Entertainment, Inc. *	1,477	9,482
TNS, Inc. *	728	6,836
TomoTherapy, Inc. *	2,050	4,879
Tootsie Roll Industries, Inc.	1,446	37,032
Trans1, Inc. *	793	5,718
Transcend Services, Inc. *	304	2,982
TreeHouse Foods, Inc. *	817	22,255
Triple-S Management Corp. *	1,011	11,627
TrueBlue, Inc. *	1,228	11,752
Tupperware Brands Corp.	1,590	36,093
Tyson Foods, Inc., Class A	9,448	82,764
United Natural Foods, Inc. *	1,128	20,101
United Rentals, Inc. *	1,638	14,939
United Therapeutics Corp. *	589	36,842

The accompanying notes are an integral part of the financial statements.

92

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Consumer, Non-cyclical (continued)
UnitedHealth Group, Inc.	32,062	$852,849
Universal Corp.	677	20,222
Universal Health Services, Inc., Class B	1,311	49,254
Universal Technical Institute, Inc. *	677	11,624
US Physical Therapy, Inc. *	396	5,279
USANA Health Sciences, Inc. *	444	15,203
UST, Inc.	3,857	267,599
Valeant Pharmaceuticals International * (a)	2,346	53,723
Varian Medical Systems, Inc. *	3,263	114,336
Vascular Solutions, Inc. *	568	5,123
VCA Antech, Inc. *	2,205	43,835
Vector Group, Ltd.	1,563	21,288
Vertex Pharmaceuticals, Inc. * (a)	3,668	111,434
Viad Corp.	559	13,830
Vical, Inc. *	2,395	3,377
Village Super Market, Inc.	198	11,363
ViroPharma, Inc. *	1,964	25,571
Virtual Radiologic Corp *	532	4,511
Visa, Inc.	22,126	1,160,509
Vision-Sciences, Inc. *	1,305	1,997
VistaPrint, Ltd. *	1,132	21,067
Vital Images, Inc. *	548	7,623
Vivus, Inc. *	1,879	9,996
VNUS Medical Technologies *	460	7,461
Volcano Corp. *	1,216	18,240
Volt Information Sciences, Inc. *	717	5,184
Warner Chilcott, Ltd., Class A *	6,592	95,584
Watson Pharmaceuticals, Inc. *	2,749	73,041
Watson Wyatt Worldwide, Inc., Class A	1,075	51,407
WD-40 Company	475	13,438
Weight Watchers International, Inc.	2,059	60,576
Weis Markets, Inc.	718	24,146
WellCare Health Plans, Inc. *	1,087	13,979
WellPoint, Inc. *	13,338	561,930
West Pharmaceutical Services, Inc.	824	31,122
Western Union Company	19,033	272,933
Whole Foods Market, Inc.	3,697	34,900
Winn-Dixie Stores, Inc. *	1,446	23,281
Wright Express Corp. *	1,061	13,369
Wright Medical Group, Inc. *	1,012	20,675
Wyeth	34,810	1,305,723
XenoPort, Inc. *	653	16,377
XOMA, Ltd. *	3,829	2,374
Young Innovations, Inc.	346	5,328
Zapata, Corp. *	936	5,644
Zimmer Holdings, Inc. *	5,866	237,104
Zoll Medical Corp. *	573	10,824
Zymogenetics, Inc. *	2,302	6,906

		66,085,048
Diversified - 0.07%
Icahn Enterprises LP	1,854	49,038
Information Services Group, Inc. *	1,244	4,230
Leucadia National Corp. *	6,075	120,285
Resource America, Inc.	693	2,772
Walter Industries, Inc.	1,442	25,249

		201,574

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Energy - 11.57%
Abraxas Petroleum Corp. *	2,133	$1,536
Akeena Solar, Inc. * (a)	1,293	2,224
Alliance Holdings GP LP	1,549	22,925
Alliance Resource Partners LP	930	24,998
Allis-Chalmers Energy, Inc. *	1,028	5,654
Alon USA Energy, Inc.	1,269	11,611
Alpha Natural Resources, Inc. *	1,826	29,563
American Oil & Gas, Inc. *	2,037	1,630
Anadarko Petroleum Corp.	12,208	470,618
Apache Corp.	8,673	646,399
APCO Argentina, Inc.	768	20,452
Approach Resources, Inc. *	624	4,561
Arch Coal, Inc.	3,702	60,306
Arena Resources, Inc. *	961	26,994
Ascent Solar Technologies, Inc. *	683	2,568
Atlas America, Inc.	1,125	16,706
Atlas Energy Resources LLC	1,675	21,390
Atlas Pipeline Holdings LP	913	3,451
Atlas Pipeline Partners LP	1,295	7,770
ATP Oil & Gas Corp. *	1,072	6,271
Atwood Oceanics, Inc. *	1,638	25,029
Baker Hughes, Inc.	8,043	257,939
Basic Energy Services, Inc. *	1,125	14,670
Berry Petroleum Company, Class A	1,201	9,080
Bill Barrett Corp. *	1,226	25,905
BJ Services Company	7,649	89,264
Boardwalk Pipeline Partners LP	3,476	61,803
BP Prudhoe Bay Royalty Trust	463	33,956
BPZ Energy, Inc. * (a)	2,076	13,286
BreitBurn Energy Partners LP	1,720	12,049
Brigham Exploration Company *	1,344	4,301
Bronco Drilling Company, Inc. *	927	5,988
Buckeye GP Holdings LP	821	10,509
Buckeye Partners LP *	1,234	39,796
Cabot Oil & Gas Corp.	2,665	69,290
Cal Dive International, Inc. *	2,829	18,417
Callon Petroleum Company *	635	1,651
Calumet Specialty Products Partners LP *	953	8,348
Cameron International Corp. *	5,654	115,907
Carbo Ceramics, Inc.	629	22,348
Carrizo Oil & Gas, Inc. *	849	13,669
Cheniere Energy Partners LP *	4,415	16,380
Cheniere Energy, Inc. * (a)	1,777	5,064
Chesapeake Energy Corp.	14,970	242,065
Chevron Corp.	53,545	3,960,724
Cimarex Energy Company	2,131	57,068
Clayton Williams Energy, Inc. *	324	14,723
Clean Energy Fuels Corp. *	1,244	7,514
CMS Energy Corp.	5,922	59,871
CNX Gas Corp. *	3,986	108,818
Complete Production Services, Inc. *	1,954	15,925
Comstock Resources, Inc. *	1,176	55,566
Comverge, Inc. *	1,043	5,111
Concho Resources, Inc. *	2,181	49,770
ConocoPhillips	39,612	2,051,902
CONSOL Energy, Inc.	4,781	136,641

The accompanying notes are an integral part of the financial statements.

93

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Energy (continued)
Contango Oil & Gas Company *	444	$24,997
Continental Resources, Inc. *	4,386	90,834
Copano Energy LLC	1,266	14,774
Covanta Holding Corp. *	4,072	89,421
CREDO Petroleum Corp. *	369	3,107
Crosstex Energy LP *	1,438	6,284
Crosstex Energy, Inc.	1,459	5,690
Crusader Energy Group, Inc. *	5,625	6,581
CVR Energy, Inc. *	2,455	9,820
Dawson Geophysical Company *	224	3,989
DCP Midstream Partners LP	875	8,225
Delek US Holdings, Inc.	1,516	8,020
Delta Petroleum Corp. *	2,831	13,476
Denbury Resources, Inc. *	6,422	70,128
Devon Energy Corp.	11,567	760,068
Diamond Offshore Drilling, Inc.	3,586	211,359
Dorchester Minerals LP *	736	11,680
Double Eagle Petroleum & Mining Company *	500	3,510
Dresser-Rand Group, Inc. *	2,227	38,416
Dril-Quip, Inc. *	1,079	22,130
Duke Energy Corp.	32,639	489,911
Duncan Energy Partners LP	651	8,854
Eagle Rock Energy Partners LP	2,158	10,164
El Paso Corp.	18,489	144,769
Enbridge Energy Management LLC *	394	9,633
Enbridge Energy Partners LP *	2,463	62,806
Encore Aquisition Company *	1,411	36,009
Encore Energy Partners LP *	888	11,526
Energy Partners, Ltd. *	1,274	1,720
Energy Transfer Equity LP	5,846	94,764
Energy Transfer Partners LP	4,127	140,359
ENSCO International, Inc.	3,735	106,037
Entergy Corp.	5,016	416,980
Enterprise GP Holdings LP	3,728	64,979
Enterprise Products Partners LP	11,305	234,353
EOG Resources, Inc.	6,420	427,444
Equitable Resources, Inc. (a)	3,387	113,634
EV Energy Partner LP	480	7,042
Evergreen Solar, Inc. * (a)	4,467	14,250
EXCO Resources, Inc. *	5,611	50,836
Exterran Holdings, Inc. *	1,806	38,468
Exterran Partners LP	655	7,356
Exxon Mobil Corp.	133,052	10,621,412
Flotek Industries, Inc. *	785	1,978
Forest Oil Corp. *	2,354	38,817
Foundation Coal Holdings, Inc.	1,184	16,600
Frontier Oil Corp.	2,692	34,000
Fuelcell Energy, Inc. *	2,114	8,202
FX Energy, Inc. *	1,411	3,937
Genesis Energy LP	1,083	9,455
GeoMet, Inc. *	1,723	2,964
Georesources, Inc. *	446	3,876
Global Industries, Ltd. *	3,413	11,911
GMX Resources, Inc. *	481	12,179
Goodrich Petroleum Corp. *	981	29,381
Green Plains Renewable Energy, Inc. *	1,082	1,991

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Energy (continued)
GreenHunter Energy, Inc. *	622	$3,060
GT Solar International, Inc. *	3,884	11,225
Gulf Islands Fabrication, Inc.	429	6,182
Gulfport Energy Corp. *	1,214	4,795
Halliburton Company	22,966	417,522
Harvest Natural Resources, Inc. *	1,185	5,095
Headwaters, Inc. *	1,103	7,445
Helix Energy Solutions Group, Inc. *	2,442	17,680
Helmerich & Payne, Inc.	2,663	60,583
Hercules Offshore, Inc. *	2,438	11,580
Hess Corp.	8,348	447,787
Hiland Holdings GP LP *	655	1,546
Hiland Partners LP	435	2,232
Hoku Scientific, Inc. *	663	1,770
Holly Corp.	1,305	23,790
Holly Energy Partners LP *	488	10,419
Hornbeck Offshore Services, Inc. *	692	11,307
Houston American Energy Corp.	895	3,025
Hugoton Royalty Trust, SBI	994	15,954
International Coal Group, Inc. * (a)	4,341	9,984
ION Geophysical Corp. *	2,646	9,076
James River Coal Company *	710	10,884
Key Energy Services, Inc. *	3,356	14,800
Kinder Morgan Energy Partners LP	6,567	300,440
Kinder Morgan Management LLC *	2,176	86,996
Legacy Reserves LP	1,021	9,521
Linn Energy LLC	3,090	46,257
Lufkin Industries, Inc.	372	12,834
Magellan Midstream Holdings LP	1,645	22,816
Magellan Midstream Partners LP	1,670	50,451
Marathon Oil Corp.	18,503	506,242
Mariner Energy, Inc. *	2,334	23,807
Markwest Energy Partners LP *	1,521	12,138
Massey Energy Company	2,216	30,559
Matrix Service Company *	756	5,799
McMoran Exploration Company *	1,713	16,787
Murphy Oil Corp.	4,930	218,645
Nabors Industries, Ltd. *	7,344	87,908
NATCO Group, Inc. *	561	8,516
National Coal Corp. *	1,205	1,530
National Fuel Gas Company	2,098	65,730
National Oilwell Varco, Inc. *	10,735	262,363
Natural Gas Services Group, Inc. *	399	4,042
Natural Resource Partners LP	1,679	29,299
Newfield Exploration Company *	3,461	68,355
Newpark Resources, Inc. *	2,427	8,980
NGAS Resources, Inc. *	1,171	1,920
Noble Corp.	6,964	153,835
Noble Energy, Inc.	4,441	218,586
Northern Oil And Gas, Inc. *	1,097	2,852
NuStar Energy LP *	1,393	57,197
NuStar GP Holdings LLC	1,181	20,880
Occidental Petroleum Corp.	21,430	1,285,586
Ocean Power Technologies, Inc. *	691	4,623
Oceaneering International, Inc. *	1,452	42,311
Oil States International, Inc. *	1,273	23,792

The accompanying notes are an integral part of the financial statements.

94

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Energy (continued)
ONEOK Partners LP	2,332	$106,223
Panhandle Oil and Gas, Inc.	272	4,896
Parallel Petroleum Corp. *	1,476	2,967
Parker Drilling Company *	3,003	8,709
Patriot Coal Corp. *	2,024	12,650
Patterson-UTI Energy, Inc.	4,072	46,869
Peabody Energy Corp.	7,059	160,592
Penn Virginia Corp.	1,086	28,214
Penn Virginia GP Holdings LP	1,104	10,963
Penn Virginia Resource Partners LP *	1,332	15,145
PetroHawk Energy Corp. *	6,451	100,829
Petroleum Development Corp. *	408	9,821
Petroquest Energy, Inc. *	1,352	9,140
Pioneer Drilling Company *	1,390	7,742
Pioneer Natural Resources Company	3,131	50,660
Pioneer Southwest Energy Partners LP *	821	11,248
Plains All American Pipeline LP	3,133	108,684
Plains Exploration & Production Company *	2,823	65,607
Precision Drilling Trust *	776	6,511
Pride International, Inc. *	4,516	72,166
PrimeEnergy Corp. *	90	4,675
Quest Energy Partners LP	845	1,842
Questar Corp.	4,482	146,517
Quicksilver Resources, Inc. *	4,189	23,333
RAM Energy Resources, Inc. *	2,776	2,443
Range Resources Corp.	4,015	138,076
Real Goods Solar, Inc. *	636	2,321
Regency Energy Partners LP	2,209	17,782
Rex Energy Corp. *	1,131	3,325
Rosetta Resources, Inc. *	1,512	10,705
Rowan Companies, Inc.	2,917	46,380
RPC, Inc.	2,567	25,054
SandRidge Energy, Inc. *	4,409	27,115
Schlumberger, Ltd.	31,092	1,316,124
SEACOR Holdings, Inc. *	534	35,591
Smith International, Inc.	5,627	128,802
Southern Union Company	3,288	42,876
Southwestern Energy Company *	8,879	257,225
Spectra Energy Corp.	16,001	251,856
Spectra Energy Partners LP *	1,923	38,037
St. Mary Land & Exploration Company	1,590	32,293
Stone Energy Corp. *	1,051	11,582
SulphCo, Inc. *	2,556	2,403
Sunoco Logistics Partners LP *	723	32,636
Sunoco, Inc.	3,060	132,988
SunPower Corp., Class A * (a)	2,219	82,103
Superior Energy Services, Inc. *	2,095	33,373
Superior Well Services, Inc. *	646	6,460
Swift Energy Company *	781	13,129
T-3 Energy Services, Inc. *	348	3,285
Targa Resources Partners LP	1,295	10,036
TC Pipelines LP *	914	21,250
TEPPCO Partners LP	2,423	47,418
Tesoro Corp.	3,603	47,451
TETRA Technologies, Inc. *	2,058	10,002
Tidewater, Inc.	1,304	52,512

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Energy (continued)
Toreador Resources Corp. *	720	$3,953
TransMontaigne Partners LP *	465	6,184
Trico Marine Services, Inc. *	605	2,704
Tri-Valley Corp. *	1,286	2,315
TXCO Resources, Inc. *	1,084	1,615
Ultra Petroleum Corp. *	3,953	136,418
Union Drilling, Inc. *	846	4,391
Unit Corp. *	1,208	32,278
VAALCO Energy, Inc. *	1,623	12,075
Valero Energy Corp.	13,632	294,996
Venoco, Inc. *	1,644	4,455
W&T Offshore, Inc.	1,982	28,382
Warren Resources, Inc. *	1,796	3,574
Weatherford International, Ltd. *	17,731	191,849
Western Gas Partners LP *	1,457	18,693
Western Refining, Inc.	1,843	14,302
Westmoreland Coal Company *	402	4,462
Whiting Petroleum Corp. *	1,104	36,940
Williams Companies, Inc.	15,041	217,794
Williams Partners LP	1,337	15,964
Williams Pipeline Partners LP *	925	13,116
XTO Energy, Inc.	14,307	504,608

		33,968,122
Financial - 15.02%
1st Source Corp.	650	15,360
Abington Bancorp, Inc.	1,187	10,980
Acadia Realty Trust, REIT	892	12,729
Advanta Corp., Class B	1,507	3,150
Aetna, Inc.	12,301	350,578
Affiliated Managers Group, Inc. *	1,072	44,938
AFLAC, Inc.	12,357	566,445
Alexander’s, Inc., REIT *	131	33,392
Alleghany Corp. *	217	61,194
Alliance Financial Corp. *	267	6,328
AllianceBernstein Holding LP *	2,304	47,900
Allied World Assurance Holdings, Ltd.	1,247	50,628
Allstate Corp.	14,111	462,276
AMB Property Corp., REIT	2,601	60,915
Ambac Financial Group, Inc.	2,630	3,419
AMCORE Financial, Inc.	1,190	4,308
American Bancorp of New Jersey *	550	6,545
American Campus Communities, Inc., REIT	1,099	22,508
American Capital Agency Corp., REIT	476	10,167
American Equity Investment Life Holding Company	1,598	11,186
American Express Company	30,211	560,414
American Financial Group, Inc.	2,935	67,153
American International Group, Inc.	70,195	110,206
American National Bankshares, Inc.	300	5,100
American National Insurance Company	692	51,021
American Physicians Capital, Inc.	264	12,698
American Physicians Service Group, Inc.	264	5,679
American Safety Insurance Holdings, Ltd. *	473	6,248
AmeriCredit Corp. * (a)	3,135	23,951
Ameriprise Financial, Inc.	5,785	135,138
Ameris Bancorp	510	6,043

The accompanying notes are an integral part of the financial statements.

95

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Financial (continued)
Amerisafe, Inc. *	509	$10,450
AmeriServ Financial, Inc. *	1,276	2,539
Ames National Corp.	287	7,617
Ampal American Israel Corp. *	1,959	1,136
Amtrust Financial Services, Inc.	1,599	18,548
Anchor BanCorp Wisconsin, Inc.	1,185	3,271
Annaly Capital Management, Inc., REIT	13,884	220,339
Anthracite Capital, Inc., REIT (a)	2,097	4,676
Anworth Mortgage Asset Corp., REIT	2,050	13,181
Aon Corp.	7,209	329,307
Apartment Investment & Management Company, Class A, REIT	2,697	31,150
Arbor Realty Trust, Inc., REIT (a)	839	2,475
Arch Capital Group, Ltd. *	1,524	106,832
Argo Group International Holdings, Ltd. *	821	27,848
Arrow Financial Corp.	316	7,944
Arthur J. Gallagher & Company	2,379	61,640
Ashford Hospitality Trust, Inc., REIT (a)	3,419	3,932
Aspen Insurance Holdings, Ltd.	2,060	49,955
Asset Acceptance Capital Corp. *	1,013	5,176
Associated Banc Corp.	3,305	69,174
Associated Estates Realty Corp., REIT	682	6,227
Assurant, Inc.	3,076	92,280
Assured Guaranty, Ltd. (a)	2,396	27,314
Astoria Financial Corp.	2,471	40,722
Atlantic Coast Federal Corp.	838	3,260
Avalon Bay Communities, Inc., REIT	1,985	120,251
Avatar Holdings, Inc. *	260	6,895
Axis Capital Holdings, Ltd.	3,787	110,277
Baldwin & Lyons, Inc., Class B	486	8,840
BancFirst Corp.	411	21,750
Bancorp Rhode Island, Inc. *	250	5,300
Bancorp, Inc. *	986	3,697
BancorpSouth, Inc.	2,095	48,939
BancTrust Financial Group, Inc. (a)	563	8,310
Bank Mutual Corp.	1,402	16,179
Bank of America Corp.	130,729	1,840,664
Bank of Florida Corp. *	720	3,031
Bank of Hawaii Corp.	1,218	55,017
Bank of Marin Bancorp *	240	5,676
Bank of New York Mellon Corp.	29,709	841,656
Bank of the Ozarks, Inc.	440	13,042
BankFinancial Corp.	740	7,541
Banner Corp.	629	5,919
BB&T Corp. (a)	14,298	392,623
Beneficial Mutual Bancorp, Inc. *	2,170	24,412
Benjamin Franklin Bancorp, Inc. *	357	5,326
Berkshire Hathaway, Inc., Class A *	40	3,864,000
Berkshire Hill Bancorp, Inc.	362	11,171
BGC Partners, Inc.	2,290	6,320
BioMed Realty Trust, Inc., REIT	2,081	24,389
BlackRock, Inc.	3,065	411,170
BOK Financial Corp.	1,759	71,064
Boston Private Financial Holdings, Inc.	1,796	12,285
Boston Properties, Inc., REIT	3,074	169,070
Brandywine Realty Trust, REIT	2,485	19,159

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Financial (continued)
BRE Properties, Inc., Class A, REIT	1,300	$36,374
Broadpoint Securities Group, Inc. *	2,275	6,757
Broadridge Financial Solutions, Inc.	3,673	46,059
Brookfield Properties Corp.	10,171	78,622
Brookline Bancorp, Inc.	1,561	16,625
Brooklyn Federal Bancorp, Inc. *	463	6,505
Brown & Brown, Inc.	3,630	75,867
Bryn Mawr Bank Corp.	315	6,331
Cadence Financial Corp.	781	3,639
Calamos Asset Management, Inc.	780	5,772
Camden National Corp.	254	6,853
Camden Property Trust, REIT	1,382	43,312
Cape Bancorp, Inc. *	610	5,594
Capital City Bank Group, Inc.	471	12,830
Capital Lease Funding, Inc., REIT	1,544	2,671
Capital One Financial Corp.	9,728	310,226
Capital Trust, Inc., Class A, REIT	733	2,639
CapitalSource, Inc.	7,301	33,731
Capitol Bancorp, Ltd.	595	4,641
Capitol Federal Financial	1,913	87,233
Capstead Mortage Corp., REIT	1,338	14,410
Cardinal Financial Corp.	896	5,098
Care Investment Trust, Inc., REIT	664	5,173
Cascade Bancorp (a)	948	6,399
Cascade Financial Corp.	611	3,312
Cass Information Systems, Inc.	250	7,615
Castlepoint Holdings, Ltd.	1,050	14,238
Cathay General Bancorp, Inc.	1,297	30,804
CB Richard Ellis Group, Inc. *	5,317	22,969
CBL & Associates Properties, Inc., REIT (a)	1,973	12,824
Cedar Shopping Centers, Inc., REIT	1,334	9,445
Center Bancorp, Inc.	724	5,922
Center Financial Corp.	563	3,474
Centerstate Banks of Florida, Inc.	415	7,051
Central Pacific Financial Corp.	826	8,293
Centrue Financial Corp. *	363	2,240
CFS Bancorp, Inc.	614	2,395
Charles Schwab Corp.	30,121	487,057
Charter Financial Corp.	787	7,083
Chemical Financial Corp.	646	18,010
Chimera Investment Corp.	1,175	4,054
Chubb Corp.	9,342	476,442
CIGNA Corp.	7,191	121,168
Cincinnati Financial Corp.	4,248	123,489
CIT Group, Inc.	7,765	35,253
Citigroup, Inc.	142,136	953,733
Citizens & Northern Corp.	302	5,965
Citizens Banking Corp.	2,283	6,803
Citizens, Inc., Class A *	1,221	11,844
City Bank	529	2,751
City Holding Company	430	14,955
City National Corp.	1,212	59,024
Clifton Savings Bancorp, Inc.	927	10,994
CME Group, Inc.	1,750	364,192
CNA Financial Corp.	7,131	117,234
CNA Surety Corp. *	1,221	23,443

The accompanying notes are an integral part of the financial statements.

96

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Financial (continued)
CoBiz, Inc.	725	$7,062
Cogdell Spencer, Inc., REIT	643	6,018
Cohen & Steers, Inc.	1,132	12,441
Colonial Bancgroup, Inc. (a)	5,638	11,671
Colonial Properties Trust, REIT	1,500	12,495
Columbia Banking System, Inc.	583	6,955
Comerica, Inc.	3,926	77,931
Commerce Bancshares, Inc.	1,936	85,087
Community Bank Systems, Inc.	776	18,927
Community Trust Bancorp, Inc.	398	14,627
Compucredit Corp. *	2,019	11,165
Conseco, Inc. *	5,282	27,361
Consolidated Tomoka Land Company	177	6,760
Corporate Office Properties Trust, REIT	1,226	37,638
Corus Bankshares, Inc. (a)	2,435	2,703
Cousins Properties, Inc., REIT	1,407	19,487
Cowen Group, Inc. *	618	3,856
Crawford & Company, Class B *	1,325	19,266
Credit Acceptance Corp. * (a)	865	11,851
Cullen Frost Bankers, Inc.	1,470	74,500
CVB Financial Corp.	2,193	26,097
Danvers Bancorp, Inc.	640	8,557
DCT Industrial Trust, Inc., REIT	4,863	24,607
Dearborn Bancorp, Inc. *	891	1,479
Delphi Financial Group, Inc.	1,279	23,585
Developers Diversified Realty Corp., REIT	3,292	16,065
Diamond Hill Investment Group, Inc. *	74	4,810
DiamondRock Hospitality Company, REIT	2,743	13,907
Digital Realty Trust, Inc., REIT	1,841	60,477
Dime Community Bancorp, Inc.	952	12,662
Discover Financial Services	12,510	119,220
Donegal Group, Inc.	734	12,309
Doral Financial Corp. * (a)	1,834	13,755
Douglas Emmett, Inc., REIT	3,226	42,132
Duff & Phelps Corp. *	1,022	19,541
Duke Realty Corp., REIT	3,862	42,328
E*TRADE Financial Corp. *	11,227	12,911
East West Bancorp, Inc.	1,662	26,542
EastGroup Properties, Inc., REIT (a)	669	23,803
Eaton Vance Corp.	3,033	63,723
Education Realty Trust, Inc., REIT	1,411	7,365
eHealth, Inc. *	762	10,119
EMC Insurance Group, Inc.	396	10,157
Employers Holdings, Inc.	1,330	21,945
Encore Bancshares, Inc. *	455	5,005
Encore Capital Group, Inc. *	692	4,982
Endurance Specialty Holdings, Ltd.	1,508	46,039
Enstar Group, Ltd. *	351	20,758
Enterprise Financial Services Corp.	416	6,340
Entertainment Properties Trust, REIT	793	23,631
Epoch Holding Corp.	590	4,478
Equity Lifestyle Properties, Inc., REIT	666	25,548
Equity One, Inc., REIT (a)	1,930	34,161
Equity Residential, REIT	7,034	209,754
Erie Indemnity Company, Class A	1,365	51,365
ESB Financial Corp.	609	6,541

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Financial (continued)
ESSA Bancorp, Inc.	577	$8,153
Essex Property Trust, Inc., REIT	645	49,504
Evercore Partners, Inc.	344	4,297
Everest Re Group, Ltd.	1,590	121,063
Extra Space Storage, Inc., REIT	2,169	22,384
EZCORP, Inc., Class A *	1,088	16,548
F.N.B. Corp.	2,243	29,608
Farmers Capital Bank Corp.	259	6,325
FBL Financial Group, Inc., Class A	856	13,225
FBR Capital Markets Corp. *	1,923	9,346
FCStone Group, Inc. *	1,023	4,532
Federal Realty Investment Trust, REIT	1,516	94,113
Federated Investors, Inc., Class B	2,621	44,452
FelCor Lodging Trust, Inc., REIT	1,842	3,389
Fidelity National Financial, Inc., Class A	5,528	98,122
Fidelity National Information Services, Inc.	4,951	80,553
Fifth Third Bancorp	15,176	125,354
Financial Federal Corp.	702	16,336
Financial Institutions, Inc.	423	6,070
First Acceptance Corp. *	1,718	4,982
First American Corp.	2,413	69,712
First BanCorp (PR) (a)	2,458	27,382
First Bancorp, Inc. *	330	6,564
First Bancorp	510	9,359
First Busey Corp.	1,000	18,240
First Citizens Bancshares, Inc.	274	41,867
First Commonwealth Financial Corp.	1,932	23,918
First Community Bancshares, Inc.	319	11,124
First Defiance Financial Corp.	489	3,780
First Financial BanCorp	989	12,254
First Financial Bankshares, Inc. (a)	506	27,936
First Financial Corp.	342	14,019
First Financial Holdings, Inc.	357	7,226
First Financial Northwest, Inc.	801	7,481
First Horizon National Corp.	5,437	57,470
First Industrial Realty Trust, Inc., REIT	1,333	10,064
First Merchants Corp.	511	11,349
First Mercury Financial Corp. *	613	8,741
First Midwest Bancorp, Inc.	1,286	25,681
First Niagara Financial Group, Inc.	2,765	44,710
First of Long Island Corp.	263	6,246
First Place Financial Corp.	674	2,581
First Potomac Realty Trust, REIT	846	7,868
First Security Group, Inc.	752	3,474
First South Bancorp, Inc.	361	4,534
First State Bancorp	1,523	2,513
FirstFed Financial Corp. *	680	1,190
FirstMerit Corp.	2,041	42,024
Flagstone Reinsurance Holdings, Ltd.	2,305	22,520
Flushing Financial Corp.	644	7,702
FNB Corp. of North Carolina	783	2,459
Forest City Enterprises, Inc., Class A	2,872	19,242
Forestar Real Estate Group, Inc. *	1,075	10,234
Fortress Investment Group LLC, Class A	10,932	10,932
Fox Chase Bancorp, Inc. *	566	6,226
FPIC Insurance Group, Inc. *	232	10,157

The accompanying notes are an integral part of the financial statements.

97

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Financial (continued)
Franklin Resources, Inc.	6,112	$389,823
Franklin Street Properties Corp., REIT	1,913	28,217
Frontier Financial Corp. (a)	1,515	6,605
Fulton Financial Corp.	4,582	44,079
GAMCO Investors, Inc.	748	20,435
Gateway Financial Holdings, Inc. *	662	3,310
Genworth Financial, Inc., Class A	11,291	31,954
Getty Realty Corp., REIT	655	13,794
GFI Group, Inc.	3,199	11,324
Glacier Bancorp, Inc.	1,394	26,514
Gladstone Commercial Corp., REIT	470	3,995
GLG Partners, Inc.	6,987	15,860
Glimcher Realty Trust, REIT	1,625	4,566
Goldman Sachs Group, Inc.	11,436	965,084
Great Southern Bancorp, Inc.	531	6,075
Greene County Bancshares, Inc. (a)	412	5,575
Greenhill & Company, Inc.	678	47,304
Greenlight Capital Re, Ltd. *	984	12,782
Guaranty Bancorp *	1,887	3,774
Hallmark Financial Services, Inc. *	757	6,639
Hampden Bancorp, Inc. *	548	5,009
Hancock Holding Company	804	36,550
Hanmi Financial Corp.	1,793	3,694
Hanover Insurance Group, Inc.	1,327	57,021
Harleysville Group, Inc.	781	27,124
Harleysville National Corp.	1,372	19,812
Hartford Financial Services Group, Inc.	7,950	130,539
Hatteras Financial Corp., REIT	699	18,593
HCC Insurance Holdings, Inc.	2,969	79,421
HCP, Inc., REIT	6,478	179,894
Health Care, Inc., REIT	2,590	109,298
Healthcare Realty Trust, Inc., REIT	1,475	34,633
Heartland Financial USA, Inc.	469	9,657
Heritage Commerce Corp.	445	5,002
Heritage Financial Group	580	5,220
Hersha Hospitality Trust, REIT	1,815	5,445
Highwoods Properties, Inc., REIT	1,491	40,794
Hilltop Holdings, Inc. *	1,628	15,857
Home Bancshares, Inc.	524	14,122
Home Federal Bancorp, Inc.	619	6,636
Home Properties, Inc., REIT	822	33,373
Horace Mann Educators Corp.	1,144	10,513
Hospitality Properties Trust, REIT	2,552	37,948
Host Hotels & Resorts, Inc., REIT	13,637	103,232
HRPT Properties Trust, REIT	6,261	21,100
Hudson City Bancorp, Inc.	13,471	214,997
Humana, Inc. *	4,441	165,560
Huntington Bancshares, Inc.	9,620	73,689
IBERIABANK Corp.	350	16,800
Independence Holding Company	665	2,401
Independent Bank Corp.	462	12,086
Infinity Property & Casualty Corp.	441	20,608
Inland Real Estate Corp., REIT	1,739	22,572
Integra Bank Corp.	933	1,278
Interactive Brokers Group, Inc. *	1,075	19,232
IntercontinentalExchange, Inc. *	1,827	150,618

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Financial (continued)
International Assets Holding Corp. *	341	$2,926
International Bancshares Corp.	1,789	39,054
Invesco, Ltd.	10,122	146,162
Investment Technology Group, Inc. *	1,146	26,037
Investors Bancorp, Inc. *	2,900	38,947
Investors Real Estate Trust, SBI, REIT	1,585	16,975
IPC Holdings, Ltd.	1,293	38,661
Irwin Financial Corp. *	1,408	1,816
iStar Financial, Inc., REIT (a)	3,179	7,089
Janus Capital Group, Inc.	4,226	33,935
Jefferies Group, Inc.	4,232	59,502
JMP Group, Inc.	1,060	5,883
Jones Lang LaSalle, Inc.	817	22,631
JPMorgan Chase & Company	97,611	3,077,675
Kansas City Life Insurance Company	308	13,352
KBW, Inc. *	829	19,067
Kearny Financial Corp.	1,948	24,934
KeyCorp	12,975	110,547
K-Fed Bancorp	704	4,576
Kilroy Realty Corp., REIT	873	29,211
Kimco Realty Corp., REIT	6,544	119,624
Kite Realty Group Trust, REIT	1,446	8,040
KKR Financial Holdings LLC	2,952	4,664
Knight Capital Group, Inc. *	2,422	39,115
LaBranche & Company, Inc. *	1,750	8,383
Ladenburg Thalmann Financial Services, Inc. *	4,802	3,457
Lakeland Bancorp, Inc.	793	8,929
Lakeland Financial Corp.	379	9,028
LandAmerica Financial Group, Inc.	618	56
LaSalle Hotel Properties, REIT	1,174	12,973
Lazard, Ltd., Class A	1,188	35,331
Legacy Bancorp, Inc.	428	4,524
Legg Mason, Inc.	3,647	79,906
Lexington Corporate Property Trust, REIT	1,878	9,390
Liberty Property Trust, REIT	2,389	54,541
Life Partners Holdings, Inc.	316	13,790
Lincoln National Corp.	6,778	127,698
Loews Corp.	11,361	320,948
LTC Properties, Inc., REIT	577	11,702
M&T Bank Corp. (a)	2,841	163,102
Macatawa Bank Corp.	1,023	3,550
Macerich Company, REIT (a)	1,988	36,102
Mack-Cali Realty Corp., REIT	1,705	41,773
Maguire Properties, Inc., REIT *	2,120	3,095
MainSource Financial Group, Inc.	553	8,572
Markel Corp. *	263	78,637
MarketAxess Holdings, Inc. *	1,066	8,699
Marsh & McLennan Companies, Inc.	13,274	322,160
Marshall & Ilsley Corp. (a)	6,770	92,343
Max Re Capital, Ltd.	1,467	25,966
MB Financial, Inc.	929	25,966
MBIA, Inc. *	7,229	29,422
MBT Financial Corp.	1,174	3,569
Meadowbrook Insurance Group, Inc.	1,772	11,412
Medallion Financial Corp.	643	4,906
Medical Properties Trust, Inc., REIT	1,714	10,815

The accompanying notes are an integral part of the financial statements.

98

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Financial (continued)
Mercantile Bancorp. *	465	$4,906
Mercantile Bank Corp.	557	2,395
Mercury General Corp.	1,379	63,420
Meridian Interstate Bancorp, Inc. *	801	7,409
Merrill Lynch & Company, Inc.	37,186	432,845
MetLife, Inc.	20,745	723,171
MF Global, Ltd. *	3,494	7,128
MFA Mortgage Investments, Inc., REIT	5,141	30,280
MGIC Investment Corp.	3,660	12,737
Mid-America Apartment Communities, Inc., REIT	724	26,904
Middleburg Financial Corp. *	322	4,527
Midwest Banc Holdings, Inc. (a)	1,480	2,072
Mission West Properties, Inc., REIT	754	5,768
Monmouth Real Estate Investment Corp.	995	6,965
Montpelier Re Holdings, Ltd.	2,392	40,162
Morgan Stanley	28,857	462,866
Nara Bancorp, Inc.	902	8,867
NASB Financial, Inc.	243	6,561
NASDAQ Omx Group, Inc. *	5,214	128,838
National City Corp.	21,278	38,513
National Financial Partners Corp.	1,365	4,150
National Health Investments, Inc., REIT	693	19,009
National Interstate Corp.	566	10,114
National Penn Bancshares, Inc.	2,072	30,065
National Retail Properties, Inc., REIT	1,821	31,303
National Western Life Insurance Company, Class A	95	16,071
Nationwide Financial Services, Inc., Class A	3,596	187,747
Nationwide Health Properties, Inc., REIT	2,460	70,651
Navigators Group, Inc. *	444	24,380
NBT Bancorp, Inc.	844	23,598
Nelnet, Inc., Class A	1,352	19,374
New York Community Bancorp, Inc.	8,854	105,894
NewAlliance Bancshares, Inc.	2,825	37,205
Newcastle Investment Corp., REIT	2,056	1,727
NewStar Financial, Inc. *	1,454	5,801
Northeast Community Bancorp, Inc.	705	4,893
Northern Trust Corp.	5,733	298,919
Northfield Bancorp, Inc.	1,247	14,029
NorthStar Realty Finance Corp., REIT (a)	1,634	6,389
Northwest Bancorp, Inc.	1,290	27,580
NYMAGIC, Inc.	384	7,315
NYSE Euronext	6,965	190,702
OceanFirst Financial Corp.	435	7,221
Och-Ziff Capital Management Group LLC., Class A	9,347	48,137
Ocwen Financial Corp. *	1,687	15,487
Odyssey Re Holdings Corp.	1,702	88,181
Old National Bancorp	1,668	30,291
Old Republic International Corp.	6,139	73,177
Old Second Bancorp, Inc. (a)	462	5,359
OMEGA Healthcare Investors, Inc., REIT	1,770	28,267
One Liberty Properties, Inc., REIT	499	4,391
OneBeacon Insurance Group, Ltd.	2,577	26,904
optionsXpress Holdings, Inc.	1,572	21,002
Oriental Financial Group, Inc.	661	3,999

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Financial (continued)
Oritani Financial Corp. *	1,108	$18,670
Pacific Capital Bancorp	1,213	20,475
Pacific Continental Corp. *	450	6,737
PacWest Bancorp	796	21,412
Park National Corp.	372	26,691
Parkway Properties, Inc., REIT	511	9,198
PartnerRe, Ltd.	1,367	97,426
Peapack Gladstone Financial Corp.	259	6,900
Penns Woods Bancorp, Inc.	204	4,698
Pennsylvania Commerce Bancorp, Inc. *	240	6,398
Pennsylvania Real Estate Investment Trust, REIT	1,319	9,827
Penson Worldwide, Inc. *	779	5,936
Peoples Bancorp, Inc.	379	7,250
People’s United Financial, Inc.	8,937	159,347
Phoenix Companies, Inc.	3,145	10,284
Pinnacle Financial Partners, Inc. *	612	18,244
Piper Jaffray Companies, Inc. *	495	19,681
Platinum Underwriters Holdings, Ltd.	1,234	44,523
PMA Capital Corp., Class A *	1,136	8,043
PMI Group, Inc.	2,291	4,467
PNC Financial Services Group, Inc.	8,981	440,069
Pope Resources LP, REIT *	223	4,438
Popular, Inc.	7,489	38,643
Portfolio Recovery Associates, Inc. * (a)	408	13,807
Post Properties, Inc., REIT	1,193	19,685
PremierWest Bancorp	713	4,770
Presidential Life Corp.	910	9,000
Principal Financial Group, Inc.	6,753	152,415
PrivateBancorp, Inc.	861	27,948
ProAssurance Corp. *	827	43,649
Progressive Corp.	17,675	261,767
ProLogis, REIT	7,021	97,522
Prosperity Bancshares, Inc.	1,185	35,064
Protective Life Corp.	1,900	27,265
Provident Bankshares Corp.	982	9,486
Provident Financial Services, Inc.	1,582	24,205
Provident New York Bancorp	1,140	14,136
Prudential Bancorp, Inc., of Pennsylvania *	596	6,115
Prudential Financial, Inc.	11,140	337,096
PS Business Parks, Inc., REIT	555	24,786
Public Storage, Inc., REIT	4,407	350,357
Pzena Investment Management, Inc. (a)	1,855	7,828
QCR Holdings, Inc. *	399	4,010
Radian Group, Inc.	2,280	8,390
RAIT Financial Trust, REIT (a)	2,020	5,252
Ramco-Gershenson Properties Trust, REIT	664	4,104
Raymond James Financial, Inc. (a)	3,069	52,572
Reading International, Inc. *	1,170	4,493
Realty Income Corp., REIT (a)	2,588	59,912
Redwood Trust, Inc., REIT	929	13,851
Regency Centers Corp., REIT	1,799	84,013
Regions Financial Corp.	18,182	144,729
Reinsurance Group of America, Inc.	1,600	68,512
RenaissanceRe Holdings, Ltd.	1,574	81,155
Renasant Corp.	589	10,031

The accompanying notes are an integral part of the financial statements.

99

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued (showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Financial (continued)
Republic Bancorp, Inc., Class A	547	$14,878
Republic First Bancorp, Inc. *	449	3,951
Riskmetrics Group, Inc. *	1,624	24,181
RLI Corp.	548	33,516
Rockville Financial, Inc.	616	8,606
Roma Financial Corp.	909	11,444
Royal Bancshares of Pennsylvania	928	3,090
S & T Bancorp, Inc.	692	24,566
S.Y. Bancorp, Inc.	377	10,368
Safety Insurance Group, Inc.	423	16,099
Sanders Morris Harris Group, Inc.	879	5,265
Sandy Spring Bancorp, Inc.	505	11,024
Santander Bancorp	1,364	17,036
Saul Centers, Inc., REIT	504	19,908
SCBT Financial Corp.	297	10,247
SeaBright Insurance Holdings, Inc. *	669	7,854
Seacoast Banking Corp. of Florida	814	5,372
SEI Investments Company	5,091	79,980
Selective Insurance Group, Inc.	1,397	32,033
Senior Housing Properties Trust, REIT	2,860	51,251
Shore Bancshares, Inc.	314	7,533
Sierra Bancorp	332	6,972
Signature Bank *	771	22,120
Simmons First National Corp., Class A	381	11,228
Simon Property Group, Inc., REIT	5,817	309,057
SL Green Realty Corp., REIT	1,548	40,093
SLM Corp. *	12,349	109,906
Smithtown Bancorp, Inc.	315	5,049
Southern Community Financial Corp.	1,095	3,865
Southside Bancshares, Inc.	405	9,518
Southwest Bancorp, Inc.	471	6,104
Sovereign Bancorp, Inc. * (a)	17,818	53,098
Sovran Self Storage, Inc., REIT	591	21,276
Stancorp Financial Group, Inc.	1,249	52,171
State Auto Financial Corp.	1,045	31,413
State Bancorp, Inc.	525	5,114
State Street Corp.	11,255	442,659
StellarOne Corp.	642	10,850
Sterling Bancorp	558	7,829
Sterling Bancshares, Inc.	2,005	12,190
Sterling Financial Corp.	1,486	13,077
Stewart Information Services Corp.	568	13,342
Stifel Financial Corp. *	594	27,235
Strategic Hotel & Resorts, Inc., REIT	2,023	3,399
Stratus Properties, Inc. *	243	3,028
Student Loan Corp.	578	23,698
Suffolk Bancorp	281	10,096
Sun Bancorp, Inc., New Jersey *	829	6,209
Sun Communities, Inc., REIT	686	9,604
Sunstone Hotel Investors, Inc., REIT	1,717	10,628
SunTrust Banks, Inc.	9,215	272,211
Superior Bancorp *	741	2,349
Susquehanna Bancshares, Inc.	2,255	35,877
SVB Financial Group *	835	21,902
SWS Group, Inc.	702	13,303
Synovus Financial Corp. (a)	8,441	70,060

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Financial (continued)
T. Rowe Price Group, Inc.	6,761	$239,610
Tanger Factory Outlet Centers, Inc., REIT	812	30,547
Taubman Centers, Inc., REIT	1,394	35,491
Taylor Capital Group, Inc.	532	3,112
TCF Financial Corp. (a)	3,365	45,966
TD Ameritrade Holding Corp. *	15,625	222,656
Texas Capital Bancshares, Inc. *	736	9,833
TF Financial Corp. *	171	3,300
TFS Financial Corp.	8,331	107,470
The Blackstone Group LP	6,676	43,594
The South Financial Group, Inc.	2,482	10,722
The St. Joe Company *	2,383	57,955
The Travelers Companies, Inc.	15,375	694,950
Thomas Properties Group, Inc.	898	2,326
Thomas Weisel Partners Group, Inc. *	884	4,172
TIB Financial Corp.	698	3,036
Tierone Corp.	1,173	4,399
Tompkins Trustco, Inc.	249	14,430
Torchmark Corp.	2,246	100,396
Tower Group, Inc.	622	17,547
TowneBank/Portsmouth VA	656	16,262
Tradestation Group, Inc. *	1,197	7,721
Transatlantic Holdings, Inc.	1,737	69,584
Trico Bancshares	438	10,937
TrustCo Bank Corp., NY	1,963	18,668
Trustmark Corp.	1,520	32,817
U.S. Bancorp	44,943	1,124,024
UCBH Holdings, Inc.	3,073	21,142
UDR, Inc., REIT	3,339	46,045
UMB Financial Corp.	1,069	52,531
Umpqua Holdings Corp. (a)	1,576	22,805
Union Bankshares Corp.	393	9,746
United America Indemnity, Ltd. *	1,000	12,810
United Bankshares, Inc. (a)	1,106	36,741
United Capital Corp. *	279	5,061
United Community Banks, Inc. (a)	1,390	18,871
United Financial Bancorp, Inc.	563	8,524
United Fire & Casualty Company	756	23,489
Unitrin, Inc.	1,687	26,891
Universal American Financial Corp. *	1,978	17,446
Universal Health Realty Income Trust, REIT	311	10,235
Universal Insurance Holdings, Inc.	1,350	3,294
Univest Corp. of Pennsylvania	348	11,185
Unum Group	8,986	167,140
Urstadt Biddle Properties, Inc., REIT	780	11,115
U-Store-It Trust, REIT	1,699	7,561
UTEK Corp. *	519	4,619
Validus Holdings, Ltd.	1,863	48,736
Valley National Bancorp	3,244	65,691
Ventas, Inc., REIT	3,692	123,940
ViewPoint Financial Group	725	11,636
Virginia Commerce Bancorp, Inc. *	1,230	6,359
Vornado Realty Trust, REIT	3,993	240,978
W. P. Carey & Company LLC	961	22,516
W.R. Berkley Corp.	4,226	131,006
Wachovia Corp.	56,760	314,450

The accompanying notes are an integral part of the financial statements.

100

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Financial (continued)
Waddell & Reed Financial, Inc., Class A	2,286	$35,342
Wainwright Bank & Trust Company *	556	3,264
Washington Banking Company *	451	3,924
Washington Federal, Inc.	2,272	33,989
Washington Real Estate Investment Trust, REIT	1,265	35,800
Washington Trust Bancorp, Inc.	493	9,737
Waterstone Financial, Inc. *	1,148	3,846
Webster Financial Corp.	1,403	19,333
Weingarten Realty Investors, REIT	2,159	44,670
Wells Fargo & Company	96,984	2,859,088
WesBanco, Inc.	698	18,993
Wesco Financial Corp.	187	53,837
West Bancorp.	581	7,117
West Coast Bancorp	718	4,732
WestAmerica Bancorp	717	36,675
Western Alliance Bancorp *	933	9,414
Westfield Financial, Inc.	1,024	10,568
Westwood Holdings Group, Inc.	189	5,369
White Mountains Insurance Group, Ltd.	277	73,989
Whitney Holding Corp. (a)	1,710	27,343
Wilmington Trust Corp.	1,731	38,497
Wilshire Bancorp, Inc.	817	7,418
Winthrop Realty Trust, REIT *	547	5,929
Wintrust Financial Corp.	661	13,597
World Acceptance Corp. *	462	9,129
WSFS Financial Corp.	196	9,406
XL Capital, Ltd., Class A	8,301	30,714
Yadkin Valley Financial Corp.	415	5,914
Zenith National Insurance Corp.	931	29,392
Zions Bancorp	2,781	68,162
ZipRealty, Inc. *	1,402	3,715

		44,078,510
Industrial - 10.48%
3M Company	18,203	1,047,401
A. M. Castle & Company	676	7,321
A.O. Smith Corp.	766	22,612
Aaon, Inc.	511	10,670
AAR Corp. *	1,067	19,643
Actuant Corp., Class A	1,489	28,321
Acuity Brands, Inc.	1,017	35,503
Advanced Battery Technologies, Inc. *	1,738	4,623
Advanced Energy Industries, Inc. *	1,163	11,572
Aecom Technology Corp. *	2,623	80,605
AEP Industries, Inc. *	248	4,360
Aerovironment, Inc. *	518	19,068
AGCO Corp. *	2,387	56,309
Aircastle, Ltd. (a)	2,072	9,904
Alamo Group, Inc.	383	5,726
Albany International Corp., Class A	851	10,927
Alexander & Baldwin, Inc.	1,074	26,914
Alliant Techsystems, Inc. *	840	72,038
Altra Holdings, Inc. *	821	6,494
AMERCO, Inc. *	520	17,956
American Commercial Lines, Inc. *	1,353	6,630
American Ecology Corp.	503	10,176

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Industrial (continued)
American Railcar Industries, Inc.	678	$7,139
American Science & Engineering, Inc.	219	16,197
American Superconductor Corp. *	1,173	19,132
Ameron International Corp.	252	15,856
AMETEK, Inc.	2,752	83,138
Ampco-Pittsburgh Corp.	311	6,749
Amphenol Corp., Class A	4,562	109,397
Analogic Corp.	354	9,657
Apogee Enterprises, Inc.	820	8,495
Applied Industrial Technologies, Inc.	1,102	20,850
AptarGroup, Inc.	1,784	62,868
Argan, Inc. *	387	4,230
Argon ST, Inc. *	576	10,863
Arkansas Best Corp.	627	18,879
Armstrong World Industries, Inc. *	1,454	31,435
Arrow Electronics, Inc. *	3,118	58,743
Astec Industries, Inc. *	590	18,485
Astronics Corp. *	363	3,231
Atlas Air Worldwide Holdings, Inc. *	611	11,548
Avnet, Inc. *	3,893	70,892
AVX Corp.	4,577	36,341
Axsys Technologies, Inc. *	289	15,855
AZZ, Inc. *	320	8,032
Badger Meter, Inc.	399	11,579
Baldor Electric Company	1,202	21,456
Ball Corp.	2,539	105,597
Barnes Group, Inc.	1,450	21,025
BE Aerospace, Inc. *	2,514	19,333
Bel Fuse, Inc., Class B	386	8,183
Belden, Inc.	1,172	24,471
Bemis Company, Inc.	2,595	61,450
Benchmark Electronics, Inc. *	1,804	23,037
Black & Decker Corp.	1,537	64,262
Blount International, Inc. *	1,314	12,457
Boeing Company	19,284	822,848
Briggs & Stratton Corp.	1,269	22,322
Brinks Company	1,208	32,471
Brinks Home Security Holdings, Inc. *	1,233	27,027
Bristow Group, Inc. *	778	20,843
Bucyrus International, Inc., Class A	1,957	36,244
Builders FirstSource, Inc. *	1,551	2,373
Burlington Northern Santa Fe Corp.	8,969	679,043
Bway Holding Company *	700	5,572
C.H. Robinson Worldwide, Inc.	4,393	241,747
CAI International, Inc. *	636	2,016
Calgon Carbon Corp. *	1,086	16,681
Capital Product Partners LP	871	6,794
Carlisle Companies, Inc.	1,608	33,286
Cascade Corp.	322	9,615
Casella Waste Systems, Inc., Class A *	938	3,827
Caterpillar, Inc.	15,859	708,422
Celadon Group, Inc. *	623	5,314
Ceradyne, Inc. *	717	14,562
Chart Industries, Inc. *	753	8,004
Chase Corp.	300	3,387
Checkpoint Systems, Inc. *	1,112	10,942

The accompanying notes are an integral part of the financial statements.

101

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Industrial (continued)
Circor International, Inc.	459	$12,622
Clarcor, Inc.	1,310	43,466
Clean Harbors, Inc. *	592	37,556
Cognex Corp.	1,145	16,946
Coherent, Inc. *	663	14,228
Coleman Cable, Inc. *	609	2,759
Colfax Corp. *	1,222	12,697
Columbus McKinnon Corp. *	529	7,221
Comfort Systems USA, Inc.	1,068	11,385
Commercial Metals Company	2,998	35,586
Con-way, Inc.	1,148	30,537
Cooper Industries, Ltd., Class A	8,135	237,786
Crane Company	1,626	28,032
Crown Holdings, Inc. *	4,157	79,814
CSX Corp.	10,484	340,415
CTS Corp.	1,073	5,912
Cubic Corp.	759	20,645
Cummins, Inc.	5,317	142,123
Curtiss-Wright Corp.	1,159	38,699
Cymer, Inc. *	818	17,922
Daktronics, Inc.	1,186	11,101
Danaher Corp.	8,244	466,693
Darling International, Inc. *	2,134	11,716
DDi Corp. *	1,096	3,376
Deere & Company	11,232	430,410
DHT Maritime, Inc.	1,175	6,509
Dionex Corp. *	500	22,425
Dolby Laboratories, Inc., Class A *	2,944	96,445
Donaldson Company, Inc.	2,021	68,007
Dover Corp.	4,916	161,835
Drew Industries, Inc. *	629	7,548
Ducommun, Inc.	360	6,012
DXP Enterprises, Inc. *	333	4,865
Dycom Industries, Inc. *	1,168	9,601
Dynamex, Inc. *	315	4,646
Dynamic Materials Corp.	318	6,141
Eagle Bulk Shipping, Inc. (a)	1,242	8,470
Eagle Materials, Inc.	1,118	20,582
Eastman Kodak Company (a)	7,584	49,903
Eaton Corp.	4,265	212,013
Electro Scientific Industries, Inc. *	877	5,955
EMCOR Group, Inc. *	1,678	37,638
Emerson Electric Company	20,338	744,574
Encore Wire Corp.	607	11,509
Ener1, Inc. * (a)	2,850	20,377
Energizer Holdings, Inc. *	1,520	82,293
Energy Conversion Devices, Inc. * (a)	1,169	29,470
Energy Recovery, Inc. *	1,345	10,195
EnergySolutions, Inc.	2,481	14,018
Enersys *	1,306	14,366
ENGlobal Corp. *	883	2,870
EnPro Industries, Inc. *	544	11,718
ESCO Technologies, Inc. *	675	27,641
Esterline Technologies Corp. *	772	29,251
Excel Maritime Carriers, Ltd.	1,149	8,089
Expeditors International of Washington, Inc.	5,528	183,917

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Industrial (continued)
FARO Technologies, Inc. *	531	$8,953
Federal Signal Corp.	1,349	11,075
FedEx Corp.	8,093	519,166
FEI Company *	1,021	19,256
Flanders Corp. *	918	4,305
FLIR Systems, Inc. *	3,618	111,000
Flow International Corp. *	1,391	3,366
Flowserve Corp.	1,493	76,889
Fluor Corp.	4,658	209,004
FMC Technologies, Inc. *	3,328	79,306
Forward Air Corp.	757	18,372
Foster Wheeler, Ltd. *	3,762	87,956
Franklin Electric, Inc.	589	16,557
Freightcar America, Inc.	342	6,248
Fuel Tech, Inc. *	720	7,625
Gardner Denver, Inc. *	1,364	31,836
Garmin, Ltd. (a)	5,434	104,170
GATX Corp.	1,275	39,487
Genco Shipping & Trading, Ltd.	820	12,136
GenCorp, Inc. *	2,157	7,938
General Cable Corp. *	1,401	24,784
General Dynamics Corp.	10,465	602,679
General Electric Company	260,500	4,220,100
General Maritime Corp. * (a)	1,635	17,656
Genesee & Wyoming, Inc., Class A *	934	28,487
GenTek, Inc. *	324	4,876
Gentex Corp.	3,875	34,216
Gerber Scientific, Inc. *	1,075	5,493
Goodrich Corp.	3,238	119,871
Gorman-Rupp Company	441	13,724
GP Strategies Corp. *	688	3,096
Graco, Inc.	1,561	37,043
GrafTech International, Ltd. *	3,156	26,258
Granite Construction, Inc.	966	42,436
Graphic Packaging Holding Company *	6,396	7,291
Greatbatch, Inc. *	602	15,929
Greenbrier Company, Inc. (a)	617	4,239
Greif, Inc., Class A	1,220	40,785
Griffon Corp. *	1,894	17,671
GulfMark Offshore, Inc. *	653	15,535
Hardinge, Inc.	521	2,110
Harsco Corp.	2,210	61,173
Hawk Corp. *	295	4,897
Haynes International, Inc. *	347	8,543
Heartland Express, Inc.	2,435	38,376
HEICO Corp., Class A	710	20,562
Heritage-Crystal Clean, Inc. *	382	4,393
Herley Industries, Inc. *	450	5,526
Hexcel Corp. *	2,545	18,808
Honeywell International, Inc.	19,518	640,776
Horizon Lines, Inc.	920	3,211
Hub Group, Inc., Class A *	956	25,363
Hubbell, Inc., Class B	1,437	46,961
Hurco Companies, Inc. *	189	2,268
ICx Technologies, Inc. *	1,046	8,274
IDEX Corp.	2,116	51,101

The accompanying notes are an integral part of the financial statements.

102

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Industrial (continued)
II-VI, Inc. *	797	$15,215
Illinois Tool Works, Inc.	13,514	473,666
Ingersoll-Rand Company, Ltd., Class A	8,300	144,005
Innovative Solutions & Support, Inc. *	758	2,994
Insituform Technologies, Inc., Class A *	752	14,807
Insteel Industries, Inc.	450	5,080
Integrated Electrical Services, Inc. *	564	4,941
Intelli-Check - Mobilisa, Inc. *	1,071	1,767
Interline Brands, Inc. *	979	10,407
Intermec, Inc. *	1,653	21,952
International Shipholding Corp.	238	6,029
Intevac, Inc. *	690	3,498
iRobot Corp. *	742	6,700
Itron, Inc. * (a)	896	57,111
ITT Corp.	4,711	216,659
J.B. Hunt Transport Services, Inc.	3,183	83,617
Jabil Circuit, Inc.	5,531	37,334
Jacobs Engineering Group, Inc. *	3,194	153,631
John Bean Technologies Corp.	797	6,511
Joy Global, Inc.	2,816	64,458
Kadant, Inc. *	468	6,309
Kaman Corp., Class A	675	12,238
Kansas City Southern *	2,388	45,491
Kaydon Corp.	731	25,110
KBR, Inc.	4,459	67,777
Kennametal, Inc.	1,925	42,716
Kirby Corp. *	1,385	37,894
KLA-Tencor Corp.	4,506	98,186
Knight Transportation, Inc.	2,182	35,174
Koppers Holdings, Inc.	544	11,761
Kratos Defense & Security Solutions, Inc. *	3,455	4,837
K-Sea Transportation Partners LP	482	6,218
K-Tron International, Inc. *	81	6,472
L.B. Foster Company *	310	9,697
L-1 Identity Solutions, Inc. *	2,141	14,430
LaBarge, Inc. *	440	6,314
Ladish Company, Inc. *	464	6,426
Lancaster Colony Corp.	765	26,239
Landstar Systems, Inc.	1,341	51,535
Lawson Products, Inc.	280	6,398
Layne Christensen Company *	514	12,341
Leggett & Platt, Inc.	4,129	62,719
Lennox International, Inc.	1,442	46,562
Lincoln Electric Holdings, Inc.	1,117	56,889
Lindsay Corp.	321	10,205
Littelfuse, Inc. *	634	10,524
LMI Aerospace, Inc. *	319	3,627
Lockheed Martin Corp.	10,304	866,360
LoJack Corp. *	777	3,201
LS Starrett Company *	267	4,299
LSB Industries, Inc. *	587	4,884
LSI Industries, Inc.	780	5,359
Magnetek, Inc. *	1,226	2,942
Manitowoc Company, Inc.	3,416	29,583
Marten Transport, Ltd. *	563	10,674
Martin Marietta Materials, Inc. (a)	1,062	103,099

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Industrial (continued)
Martin Midstream Partners LP *	438	$6,439
Masco Corp.	9,517	105,924
Matthews International Corp., Class A	795	29,161
McDermott International, Inc. *	5,917	58,460
Measurement Specialties, Inc. *	609	4,233
Methode Electronics, Inc.	1,087	7,326
Metropolitan Pro Corp.	518	6,900
Mettler-Toledo International, Inc. *	885	59,649
Michael Baker Corp. *	244	9,006
Middleby Corp. *	458	12,490
Mine Safety Appliances Company	945	22,595
Molex, Inc.	4,713	68,291
Moog, Inc., Class A *	1,122	41,032
Mueller Industries, Inc.	1,020	25,582
Mueller Water Products, Inc., Class B	3,078	25,978
Multi-Fineline Electronix, Inc. *	701	8,195
Myers Industries, Inc.	1,042	8,336
MYR Group, Inc. *	612	6,120
NACCO Industries, Inc., Class A	236	8,829
Nalco Holding Company	3,749	43,263
National Instruments Corp.	2,027	49,378
Navios Maritime Partners LP	706	5,041
NCI Building Systems, Inc. *	512	8,346
Nordson Corp.	900	29,061
Norfolk Southern Corp.	9,770	459,678
Northrop Grumman Corp.	8,769	394,956
Northwest Pipe Company *	250	10,652
Old Dominion Freight Lines, Inc. *	943	26,838
Omega Flex, Inc. *	275	5,758
Orbital Sciences Corp., Class A *	1,540	30,076
Orion Energy Systems, Inc. * (a)	1,095	5,924
Orion Marine Group, Inc. *	719	6,946
OSG America LP	1,060	5,215
OSI Systems, Inc. *	558	7,728
Overseas Shipholding Group, Inc.	784	33,014
Owens Corning, Inc. * (a)	3,355	58,041
Owens-Illinois, Inc. *	4,357	119,077
OYO Geospace Corp. *	209	3,651
Pacer International, Inc.	920	9,596
Packaging Corp. of America	2,786	37,500
Pactiv Corp. *	3,348	83,298
Pall Corp.	3,110	88,417
PAM Transportation Services, Inc. *	586	4,102
Park Electrochemical Corp.	573	10,864
Parker-Hannifin Corp.	4,379	186,283
Patriot Transportation Holding, Inc. *	101	7,077
Pentair, Inc.	2,572	60,879
Perini Corp. *	1,301	30,417
PerkinElmer, Inc.	3,097	43,079
PHI, Inc. *	497	6,963
Plexus Corp. *	1,079	18,289
PMFG, Inc. *	477	4,560
Polypore International, Inc. *	1,261	9,533
Powell Industries, Inc. *	330	9,577
Power-One, Inc. *	3,350	3,986
Precision Castparts Corp.	3,629	215,853

The accompanying notes are an integral part of the financial statements.

103

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Industrial (continued)
Presstek, Inc. *	1,622	$5,207
Providence and Worcester Railroad Company *	407	4,880
Quanex Building Products Corp.	1,020	9,557
Raven Industries, Inc.	466	11,231
Raytheon Company	10,828	552,661
RBC Bearings, Inc. *	587	11,904
Regal-Beloit Corp.	822	31,228
Republic Services, Inc.	9,815	243,314
Robbins & Myers, Inc.	914	14,779
Rockwell Automation, Inc.	3,840	123,802
Rockwell Collins, Inc.	4,176	163,240
Rofin-Sinar Technologies, Inc. *	800	16,464
Rogers Corp. *	497	13,802
Roper Industries, Inc.	2,322	100,798
Ryder Systems, Inc.	1,442	55,921
Saia, Inc. *	449	4,876
Sauer-Danfoss, Inc.	1,353	11,839
Sealed Air Corp.	4,142	61,881
Shaw Group, Inc. *	2,195	44,932
Ship Finance International, Ltd.	1,876	20,730
Silgan Holdings, Inc.	979	46,806
Simpson Manufacturing Company, Inc.	1,256	34,867
Smith & Wesson Holding Corp. *	1,541	3,498
Snap-on, Inc.	1,463	57,613
Sonoco Products Company	2,594	60,077
Spectrum Control, Inc. *	705	4,329
Spirit Aerosystems Holdings, Inc., Class A *	3,698	37,609
SPX Corp.	1,424	57,743
Standex International Corp.	326	6,468
Stanley Works	2,022	68,950
Stanley, Inc. *	605	21,913
Stericycle, Inc. *	2,227	115,982
Sterling Construction Company, Inc. *	376	6,971
Stoneridge, Inc. *	957	4,364
Sturm Ruger & Company, Inc. *	739	4,412
Sun Hydraulics, Inc.	433	8,158
TAL International Group, Inc.	891	12,563
Taser International, Inc. *	1,850	9,768
TBS International, Ltd. *	894	8,967
Technitrol, Inc.	1,224	4,259
Tecumseh Products Company, Class B *	608	5,806
Teekay LNG Partners LP *	1,248	18,658
Teekay Shipping Corp.	1,941	38,141
Teledyne Technologies, Inc. *	916	40,808
Teleflex, Inc.	1,025	51,352
Tennant Company	507	7,808
Terex Corp. *	2,555	44,253
Texas Industries, Inc.	721	24,874
Textainer Group Holdings, Ltd.	1,194	12,656
Textron, Inc.	6,564	91,043
Thermadyne Holdings Corp. *	464	3,188
Thermo Fisher Scientific, Inc. *	10,950	373,066
Timken Company	2,537	49,801
Trailer Bridge, Inc. *	639	2,351
TransDigm Group, Inc. *	1,284	43,104
Tredegar Industries, Inc.	921	16,744

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Industrial (continued)
Trex Company, Inc. *	411	$6,765
Trinity Industries, Inc.	2,138	33,695
Triumph Group, Inc.	462	19,617
TTM Technologies, Inc. *	1,323	6,893
TurboChef Technologies, Inc. *	1,233	6,054
Tyco Electronics, Ltd.	12,385	200,761
Tyco International, Ltd.	12,439	268,682
U.S. Concrete, Inc. *	1,497	5,030
Ultralife Batteries, Inc. *	537	7,201
Union Pacific Corp.	13,253	633,493
United Parcel Service, Inc., Class B	26,270	1,449,053
United Technologies Corp.	25,125	1,346,700
Universal Display Corp. *	1,093	10,329
Universal Forest Products, Inc.	550	14,800
Universal Truckload Services, Inc. *	479	6,783
URS Corp. *	2,200	89,694
USA Truck, Inc. *	336	4,633
USG Corp. * (a)	2,661	21,394
UTI Worldwide, Inc.	2,630	37,714
Valmont Industries, Inc.	675	41,418
Varian, Inc. *	802	26,875
Vicor Corp.	1,302	8,606
Vishay Intertechnology, Inc. *	5,406	18,488
VSE Corp.	148	5,806
Vulcan Materials Company (a)	2,831	196,981
W.H. Brady Company, Class A	1,391	33,314
Wabtec Corp.	1,248	49,608
Waste Connections, Inc. *	1,968	62,130
Waste Management, Inc.	12,844	425,650
Waters Corp. *	2,607	95,547
Watts Water Technologies, Inc., Class A	933	23,297
WCA Waste Corp. *	899	2,256
Werner Enterprises, Inc.	1,829	31,715
Willis Lease Finance Corp. *	323	2,994
Woodward Governor Company	1,738	40,009
Worthington Industries, Inc.	2,092	23,054
X-Rite, Inc. *	1,267	1,888
YRC Worldwide, Inc. *	1,848	5,304
Zebra Technologies Corp., Class A *	1,738	35,212
Zygo Corp. *	664	4,588

		30,765,042
Real Estate - 0.02%
Alexandria Real Estate Equities, Inc., REIT	826	49,841
PICO Holdings, Inc. *	508	13,503

		63,344
Technology - 9.68%
3D Systems Corp. *	736	5,844
ACI Worldwide, Inc. *	946	15,041
Actel Corp. *	800	9,376
Activision Blizzard, Inc. *	34,335	296,654
Actuate Corp. *	1,884	5,577
Acxiom Corp.	2,106	17,080
Adobe Systems, Inc. *	13,851	294,888
Advanced Analogic Technologies, Inc. *	1,668	5,037
Advanced Micro Devices, Inc. * (a)	16,157	34,899

The accompanying notes are an integral part of the financial statements.

104

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Technology (continued)
Advent Software, Inc. *	721	$14,398
Affiliated Computer Services, Inc., Class A *	2,477	113,818
Agilent Technologies, Inc. *	9,411	147,094
Agilysys, Inc.	1,225	5,255
Allscripts Healthcare Solution, Inc. *	3,682	36,525
Altera Corp. (a)	7,661	128,015
American Reprographics Company *	1,185	8,177
Amkor Technology, Inc. *	4,864	10,604
Anadigics, Inc. *	1,721	2,547
Analog Devices, Inc.	7,469	142,060
ANSYS, Inc. *	2,299	64,119
Apple, Inc. *	23,249	1,984,302
Applied Materials, Inc.	35,195	356,525
Applied Micro Circuits Corp. *	2,077	8,163
ArcSight, Inc. *	965	7,730
Atmel Corp. *	11,742	36,752
ATMI, Inc. *	901	13,902
Autodesk, Inc. *	5,827	114,501
Automatic Data Processing, Inc.	13,464	529,674
Avid Technology, Inc. *	1,037	11,314
Blackbaud, Inc.	1,208	16,308
Blackboard, Inc. *	810	21,246
BMC Software, Inc. *	4,977	133,931
Borland Software Corp. *	3,134	3,291
Bottomline Technologies, Inc. *	833	5,914
Broadcom Corp., Class A *	13,204	224,072
Brocade Communications Systems, Inc. *	9,792	27,418
Brooks Automation, Inc. *	2,030	11,794
CA, Inc.	13,430	248,858
Cabot Microelectronics Corp. *	638	16,633
CACI International, Inc., Class A *	783	35,305
Cadence Design Systems, Inc. *	6,922	25,335
Callidus Software, Inc. *	1,476	4,413
Catapult Communications Corp. *	697	4,579
Cavium Networks, Inc. *	1,101	11,572
Cerner Corp. *	2,063	79,322
Ceva, Inc. *	756	5,292
CIBER, Inc. *	1,804	8,677
Cirrus Logic, Inc. *	1,781	4,773
Citrix Systems, Inc. *	4,818	113,560
Cogent, Inc. *	2,454	33,301
Cognizant Technology Solutions Corp., Class A *	7,508	135,594
Cohu, Inc.	671	8,153
Commvault Systems, Inc. *	1,206	16,172
Computer Programs & Systems, Inc.	271	7,263
Computer Sciences Corp. *	3,939	138,416
Compuware Corp. *	6,669	45,016
COMSYS IT Partners, Inc. *	677	1,516
Concur Technologies, Inc. *	1,291	42,371
Cray, Inc. *	1,501	3,122
Cree, Inc. * (a)	2,326	36,914
CSG Systems International, Inc. *	925	16,160
Cypress Semiconductor Corp. *	3,963	17,715
Data Domain, Inc. * (a)	1,510	28,388
Dell, Inc. *	52,759	540,252

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Technology (continued)
Deltek, Inc. *	1,387	$6,436
DemandTec, Inc. *	790	6,375
Diebold, Inc.	1,708	47,978
Digi International, Inc. *	749	6,074
Diodes, Inc. *	1,172	7,102
DivX, Inc. *	1,043	5,455
Dot Hill Systems Corp. *	2,270	1,839
Double-Take Software, Inc. *	700	6,279
DSP Group, Inc. *	1,003	8,044
DST Systems, Inc. *	1,352	51,349
Ebix, Inc. *	266	6,357
Echelon Corp. *	1,217	9,919
Eclipsys Corp. *	1,443	20,476
Electronic Arts, Inc. *	8,344	133,838
Electronics for Imaging, Inc. *	1,468	14,034
Emageon, Inc. *	1,450	2,683
EMC Corp. *	53,932	564,668
Emulex Corp. *	2,331	16,270
Entegris, Inc. *	3,322	7,275
Epicor Software Corp. *	1,620	7,776
EPIQ Systems, Inc. *	949	15,858
Exar Corp. *	1,490	9,938
FactSet Research Systems, Inc. (a)	1,242	54,946
Fair Isaac Corp.	1,307	22,036
Fairchild Semiconductor International, Inc. *	3,413	16,690
Falconstor Software, Inc. *	1,665	4,629
First Solar, Inc. *	2,079	286,819
Fiserv, Inc. *	4,298	156,318
FormFactor, Inc. *	1,333	19,462
Furmanite Corp. *	1,021	5,503
GSE Systems, Inc. *	707	4,171
Guidance Software, Inc. *	970	3,958
Hewlett-Packard Company	64,234	2,331,052
Hittite Microwave Corp. *	810	23,863
Hutchinson Technology, Inc. *	1,164	4,051
Igate Corp. *	1,516	9,869
IHS, Inc., Class A *	1,632	61,069
Imation Corp.	1,040	14,113
Immersion Corp. *	1,116	6,573
IMS Health, Inc.	4,746	71,949
infoGROUP, Inc.	1,682	7,973
Innerworkings, Inc. *	1,379	9,032
Integral Systems, Inc. *	417	5,025
Integrated Device Technology, Inc. *	4,613	25,879
Integrated Silicon Solution, Inc. *	1,792	2,921
Intel Corp.	146,542	2,148,306
Interactive Intelligence, Inc. *	686	4,397
International Business Machines Corp.	35,307	2,971,437
International Rectifier Corp. *	1,932	26,082
Intersil Corp., Class A	3,240	29,776
Intuit, Inc. *	8,314	197,790
IPG Photonics Corp. *	1,203	15,856
Isilon Systems, Inc. *	2,186	7,192
IXYS Corp. *	925	7,641
Jack Henry & Associates, Inc.	2,276	44,177
JDA Software Group, Inc. *	836	10,977

The accompanying notes are an integral part of the financial statements.

105

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Technology (continued)
Kopin Corp. *	2,377	$4,849
Kulicke & Soffa Industries, Inc. *	1,889	3,211
L-3 Communications Holdings, Inc.	3,171	233,956
Lam Research Corp. *	3,261	69,394
Lattice Semiconductor Corp. *	3,796	5,732
Lawson Software, Inc. *	4,832	22,904
Lexmark International, Inc. *	2,283	61,413
Limelight Networks, Inc. *	2,584	6,331
Linear Technology Corp.	5,746	127,102
Liveperson, Inc. *	1,928	3,509
LSI Logic Corp. *	16,867	55,492
Magma Design Automation, Inc. *	1,893	1,931
Manhattan Associates, Inc. *	697	11,020
ManTech International Corp. *	892	48,337
Marvell Technology Group, Ltd. *	15,681	104,592
MasterCard, Inc., Class A	3,390	484,533
Mattson Technology, Inc. *	1,852	2,611
Maxim Integrated Products, Inc.	8,335	95,186
Maxwell Technologies, Inc. * (a)	655	3,321
MedAssets, Inc. *	1,451	21,185
MEMC Electronic Materials, Inc. *	5,880	83,966
Mentor Graphics Corp. *	2,461	12,723
Mercury Computer Systems, Inc. *	867	5,471
Metavante Technologies, Inc. *	3,158	50,875
Micrel, Inc.	1,863	13,619
Microchip Technology, Inc.	4,687	91,537
Micron Technology, Inc. * (a)	20,071	52,987
MICROS Systems, Inc. *	2,156	35,186
Microsemi Corp. *	2,015	25,470
Microsoft Corp.	232,671	4,523,124
MicroStrategy, Inc., Class A *	328	12,179
Microtune, Inc. *	1,931	3,939
MIPS Technologies, Inc., Class A *	1,646	1,827
MKS Instruments, Inc. *	1,354	20,026
Monolithic Power Systems, Inc. *	860	10,845
Monotype Imaging Holdings, Inc. *	1,150	6,670
MoSys, Inc. *	1,645	3,455
MSC Software Corp. *	1,302	8,697
MSCI, Inc. *	2,629	46,691
MTS Systems Corp.	470	12,521
National Semiconductor Corp.	5,925	59,665
NCI, Inc. *	363	10,937
NCR Corp. *	4,238	59,925
NetApp, Inc. *	8,559	119,569
NETGEAR, Inc. *	980	11,182
Netlogic Microsystems, Inc. *	551	12,128
Netscout Systems, Inc. *	1,084	9,344
NetSuite, Inc. * (a)	1,651	13,934
Novell, Inc. *	9,230	35,905
Novellus Systems, Inc. *	2,595	32,022
Nuance Communications, Inc. *	5,693	58,979
NVIDIA Corp. *	14,535	117,297
Omnicell, Inc. *	951	11,612
Omniture, Inc. *	1,889	20,099
OmniVision Technologies, Inc. *	1,492	7,833
ON Semiconductor Corp. *	10,653	36,220

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Technology (continued)
Opnet Technologies, Inc. *	588	$5,798
Oracle Corp. *	133,295	2,363,320
Palm, Inc. * (a)	2,964	9,099
Parametric Technology Corp. *	2,995	37,887
PDF Solutions, Inc. *	1,208	1,740
Pegasystems, Inc.	957	11,829
Pericom Semiconductor Corp. *	936	5,129
Perot Systems Corp., Class A *	3,057	41,789
Phase Forward, Inc. *	1,148	14,373
Phoenix Technology, Ltd. *	1,055	3,693
Pitney Bowes, Inc.	5,365	136,700
PLX Technology, Inc. *	1,191	2,049
PMC-Sierra, Inc. *	5,754	27,964
Power Integrations, Inc.	828	16,461
Progress Software Corp. *	1,100	21,186
PROS Holdings, Inc. *	779	4,479
QAD, Inc.	1,142	4,785
QLogic Corp. *	3,417	45,924
Quality Systems, Inc.	693	30,229
Quest Software, Inc. *	2,702	34,018
Rackable Systems, Inc. *	874	3,444
Radiant Systems, Inc. *	1,129	3,805
RadiSys Corp. *	757	4,186
Rambus, Inc. *	2,875	45,770
Red Hat, Inc. *	4,997	66,060
Renaissance Learning, Inc.	801	7,201
Rimage Corp. *	343	4,600
Riverbed Technology, Inc. *	1,859	21,174
Rubicon Technology, Inc. *	1,002	4,269
Rudolph Technologies, Inc. *	1,461	5,157
Salesforce.com, Inc. *	3,101	99,263
SanDisk Corp. *	5,934	56,966
Schawk, Inc., Class A	748	8,572
Seachange International, Inc. *	915	6,597
Seagate Technology	12,667	56,115
Semitool, Inc. *	1,231	3,755
Semtech Corp. *	1,653	18,629
Sigma Designs, Inc. *	720	6,840
Silicon Image, Inc. *	2,152	9,038
Silicon Laboratories, Inc. *	1,258	31,173
Silicon Storage Technology, Inc. *	3,135	7,179
Skyworks Solutions, Inc. *	4,275	23,684
Smart Modular Technologies (WWH), Inc. *	1,749	2,693
Smith Micro Software, Inc. *	909	5,054
Solera Holdings, Inc. *	1,652	39,813
SPSS, Inc. *	491	13,237
SRA International, Inc., Class A *	1,496	25,806
Standard Microsystems Corp. *	628	10,262
STEC, Inc. *	1,569	6,684
Stratasys, Inc. *	620	6,665
Sun Microsystems, Inc. *	19,912	76,064
Super Micro Computer, Inc. *	930	5,887
Supertex, Inc. *	344	8,259
Sybase, Inc. *	2,008	49,738
Sykes Enterprises, Inc. *	1,054	20,152
Synaptics, Inc. *	886	14,672

The accompanying notes are an integral part of the financial statements.

106

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Technology (continued)
Synchronoss Technologies, Inc. *	882	$9,402
SYNNEX Corp. *	884	10,016
Synopsys, Inc. *	3,707	68,654
Syntel, Inc.	1,101	25,455
Take-Two Interactive Software, Inc. *	1,949	14,734
Taleo Corp. *	832	6,515
Techwell, Inc. *	736	4,784
Teradata Corp. *	4,714	69,909
Teradyne, Inc. *	4,595	19,391
Tessera Technologies, Inc. *	1,289	15,313
Texas Instruments, Inc.	34,088	529,046
Thomas & Betts Corp. *	1,529	36,727
THQ, Inc. *	1,853	7,764
Tier Technologies Inc., Class B *	928	5,011
Total Systems Services, Inc.	5,220	73,080
Transmeta Corp. *	376	6,843
Trident Microsystems, Inc. *	1,654	3,126
Trimble Navigation, Ltd. *	3,146	67,985
Triquint Semiconductor, Inc. *	3,843	13,220
Tyler Technologies, Inc. *	995	11,920
Ultimate Software Group, Inc. *	692	10,103
Ultratech, Inc. *	666	7,965
Unica Corp. *	738	4,044
Varian Semiconductor Equipment Associates, Inc. *	1,917	34,736
Veeco Instruments, Inc. *	1,061	6,727
VeriFone Holdings, Inc. *	2,166	10,613
Virage Logic Corp. *	1,049	3,137
Virtusa Corp. *	875	4,935
VMware, Inc. Class A * (a)	10,163	240,761
Volterra Semiconductor Corp. *	760	5,434
Western Digital Corp. *	5,702	65,288
Wind River Systems, Inc. *	2,061	18,611
Xerox Corp.	22,814	181,828
Xilinx, Inc.	7,105	126,611
Zoran Corp. *	1,517	10,361

		28,392,104
Utilities - 3.42%
AES Corp. *	17,584	144,892
AGL Resources, Inc.	1,937	60,725
Allegheny Energy, Inc.	4,386	148,510
Allete, Inc.	809	26,106
Alliant Energy Corp.	2,836	82,755
Ameren Corp.	5,469	181,899
American Electric Power Company, Inc.	10,447	347,676
American States Water Company	468	15,435
American Water Works Company, Inc.	4,190	87,487
Aqua America, Inc.	3,445	70,933
Artesian Resources Corp., Class A	514	8,132
Atmos Energy Corp.	2,292	54,320
Avista Corp.	1,410	27,326
Black Hills Corp.	1,048	28,254
California Water Service Group	549	25,490
Calpine Corp. *	11,071	80,597
CenterPoint Energy, Inc.	8,861	111,826
Central Vermont Public Service Corp.	364	8,685

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Utilities (continued)
CH Energy Group, Inc.	433	$22,252
Chesapeake Utilities Corp.	255	8,027
Cleco Corp.	1,550	35,387
Connecticut Water Service, Inc.	321	7,579
Consolidated Edison, Inc.	6,990	272,121
Constellation Energy Group, Inc.	4,667	117,095
Dominion Resources, Inc.	14,979	536,847
DPL, Inc.	2,910	66,464
DTE Energy Company	4,242	151,312
Dynegy, Inc., Class A *	22,309	44,618
Edison International	8,493	272,795
El Paso Electric Company *	1,262	22,830
El Paso Pipeline Partners LP	2,245	35,022
Empire District Electric Company	947	16,667
Energen Corp.	1,901	55,756
EnerNOC, Inc. *	735	5,468
Exelon Corp.	17,228	958,049
FirstEnergy Corp.	7,935	385,482
FPL Group, Inc.	10,654	536,216
Great Plains Energy, Inc.	3,080	59,536
Hawaiian Electric Industries, Inc.	2,089	46,250
IDACORP, Inc.	1,192	35,104
Integrys Energy Group, Inc.	1,951	83,854
ITC Holdings Corp.	1,298	56,697
MDU Resources Group, Inc.	4,716	101,771
MGE Energy, Inc.	591	19,503
Middlesex Water Company	568	9,787
Mirant Corp. *	4,920	92,840
New Jersey Resources Corp.	1,020	40,137
Nicor, Inc.	1,079	37,484
NiSource, Inc.	7,178	78,743
Northeast Utilities	4,068	97,876
Northwest Natural Gas Company	651	28,794
NorthWestern Corp.	1,030	24,174
NRG Energy, Inc. *	6,177	144,109
NSTAR	2,721	99,289
NV Energy, Inc.	6,239	61,704
OGE Energy Corp.	2,372	61,150
ONEOK, Inc.	2,707	78,828
Ormat Technologies, Inc.	1,220	38,881
Otter Tail Corp.	936	21,837
Pennichuck Corp.	350	7,186
Pepco Holdings, Inc.	5,208	92,494
PG&E Corp.	9,250	358,068
Piedmont Natural Gas, Inc.	1,817	57,544
Pike Electric Corp. *	929	11,427
Pinnacle West Capital Corp.	2,573	82,671
PNM Resources, Inc.	2,537	25,573
Portland General Electric Company	1,602	31,191
PPL Corp.	9,726	298,491
Progress Energy, Inc.	6,785	270,382
Public Service Enterprise Group, Inc.	13,291	387,699
Puget Energy, Inc.	3,388	92,391
Reliant Energy, Inc. *	9,264	53,546
SCANA Corp.	2,984	106,230
Sempra Energy	6,392	272,491

The accompanying notes are an integral part of the financial statements.

107

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Utilities (continued)
SJW Corp.	486	$14,551
South Jersey Industries, Inc.	756	30,127
Southwest Gas Corp.	1,127	28,423
Southwest Water Company	1,101	3,545
Teco Energy, Inc.	5,523	68,209
The Laclede Group, Inc.	521	24,404
The Southern Company	19,969	738,853
UGI Corp.	2,751	67,179
UIL Holding Corp.	675	20,270
Unisource Energy Corp.	911	26,747
Unitil Corp.	386	7,971
Vectren Corp.	2,077	51,946
Westar Energy, Inc.	2,689	55,151
WGL Holdings, Inc.	1,218	39,816
Wisconsin Energy Corp.	3,002	126,024
Xcel Energy, Inc.	11,124	206,350
York Water Company	632	7,673

		10,044,006

TOTAL COMMON STOCKS (Cost $353,156,943)		$277,844,778

PREFERRED STOCKS - 0.00%

Consumer, Non-cyclical - 0.00%
Inverness Medical Innovations, Inc., Series B, 3.00%	53	6,426

TOTAL PREFERRED STOCKS (Cost $12,845)		$6,426

RIGHTS - 0.00%

Consumer, Non-cyclical - 0.00%
OSI Pharmaceuticals, Inc. (Expiration date 06/12/2008, Strike Price: USD 45.00) *	19	0

Diversified - 0.00%
Fresenius Kabi Pharmaceuticals Holding, Inc. (Expiration Date: 12/31/2010, Strike Price: AUD 1.50) *	4,291	1,502

TOTAL RIGHTS (Cost $4,291)		$1,502

SHORT TERM INVESTMENTS - 4.42%
Federal Home Loan Bank Discount Notes zero coupon due 02/23/2009	$8,000,000	$7,999,882
John Hancock Cash Investment Trust, 1.2465% (c)(f)	4,976,327	4,976,327

TOTAL SHORT TERM INVESTMENTS (Cost $12,976,209)		$12,976,209

Total Stock Market Index Trust (continued)

	Shares or Principal Amount	Value

REPURCHASE AGREEMENTS - 2.16%
Repurchase Agreement with State Street Corp. dated 12/31/2008 at 0.01% to be repurchased at $6,335,004 on 01/02/2009, collateralized by $4,515,000 U.S. Treasury Bonds, 4.75% due 02/15/2037 (valued at $6,463,674, including interest)	$6,335,000	$6,335,000

TOTAL REPURCHASE AGREEMENTS (Cost $6,335,000)		$6,335,000

Total Investments (Total Stock Market Index Trust) (Cost $372,485,288) - 101.25%		$297,163,915
Liabilities in Excess of Other Assets - (1.25)%		(3,668,460)

TOTAL NET ASSETS - 100.00%		$293,495,455

Footnotes

Percentages are stated as a percent of net assets.

Key to Currency Abbreviations

ARS	- Argentine Peso
AUD	- Australian Dollar
BRL	- Brazilian Real
CAD	- Canadian Dollar
CHF	- Swiss Franc
COP	- Colombian Peso
CZK	- Czech Koruna
DKK	- Danish Krone
EGP	- Egyptian Pound
EUR	- European Currency
GBP	- British Pound
GRD	- Greek Drachma
HKD	- Hong Kong Dollar
HUF	- Hungarian Forint
IDR	- Indonesian Rupiah
ILS	- Israeli Shekel
INR	- Indian Rupee
JPY	- Japanese Yen
KRW	- South Korean Won
MXN	- Mexican Peso
MYR	- Malaysian Ringgit
NGN	- Nigerian Naira
NZD	- New Zealand Dollar
NOK	- Norwegian Krone
PHP	- Philippines Peso
PLN	- Polish Zloty
RUB	- Russian Ruble
SEK	- Swedish Krona
SGD	- Singapore Dollar
THB	- Thai Baht
TRY	- Turkish Lira
TWD	- Taiwan Dollar
USD	- US Dollar
UYU	- Uruguayan Peso
ZAR	- South African Rand

The accompanying notes are an integral part of the financial statements.

108

JOHN HANCOCK TRUST
PORTFOLIO OF INVESTMENTS - December 31, 2008 - continued
(showing percentage of total net assets)

Key to Security Abbreviations and Legend

ADR	- American Depositary Receipts
ADS	- American Depositary Shares
BKNT	- Bank Note
CDO	- Collateralized Debt Obligation
ESOP	- Employee Stock Ownership Program
EMTN	- European Medium Term Note
ETF	- Exchange Traded Fund
EWCO	- European Written Call Option
GDR	- Global Depositary Receipts
GMTN	- Global Medium Term Note
GTD	- Guaranteed
IO	- Interest Only (Carries notional principal amount)
MTN	- Medium Term Note
NIM	- Net Interest Margin
NVDR	- Non Voting Depositary Receipts
OTC	- Over The Counter
PIK	- Paid In Kind
PO	- Principal Only
REIT	- Real Estate Investment Trust
REMIC	- Real Estate Mortgage Investment Conduit
SBI	- Shares Beneficial Interest
SADR	- Sponsored American Depositary Receipts
SPDR	- Standard & Poor’s Depositary Receipts
TBA	- To Be Announced
TIPS	- Treasury Inflation Protected Security

^	Non-Income Producing, issuer is in bankruptcy and is in default of interest payments

*	Non-Income Producing

(a)	All or a portion of this security was out on loan

(b)	Variable rate obligation. The coupon rate shown represents the rate at period end.

(c)	The investment is an affiliate of the fund, the adviser and/or the subadviser.

(d)	Principal amount of security is adjusted for inflation.

(e)	Security Fair Valued on December 31, 2008.

(f)

John Hancock Cash Investment Trust is managed by MFC Global Investment Management (U.S.), LLC, and represents investment of securities lending collateral. The rate shown is the seven-day effective yield at period end.

(g)	The subadviser is an affiliate of the adviser.

(h)	The Underlying Fund’s subadviser is shown parenthetically.

(i)	Variable Rate Preferred

(j)

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(k)	Delisted

**	Purchased on a forward commitment

***

At period end, all or a portion of this security has been segregated to meet the margin requirements on open financial futures contracts and/or collateral on open swap contracts or securities with forward commitments.

The accompanying notes are an integral part of the financial statements.

109

ITEM 2. CODE OF ETHICS.

(a)

As of the end of the fiscal year, December 31, 2008, the Registrant had adopted a code of ethics (as defined in Item 2 of Form N-CSR) that applies to the Chief Executive Officer and Chief Financial Officer (respectively, the principal executive officer, the principal financial officer, the “Covered Officers”).  A copy of the code of ethics is filed as an exhibit to this Form-N-CSR.

(b)

Not applicable

(c)

Not applicable

(d)

Not applicable

(e)

Not applicable

(f)(1) Not applicable

(f)(2) Not applicable

(f)(3) The Registrant will provide a copy of the Code of Ethics to any person without charge, upon request by calling the following toll free number (800) 344-1029.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Registrant has determined that it has one “audit committee financial expert” as that term is defined in Item 3(b) of Form N-CSR: Peter S. Burgess, who is “independent” as that term is defined in Item 3(a) (2) of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

AUDIT FEES

2008:  $2,822,940

2007:  $1,784,127

These fees represent aggregate fees billed for the last two fiscal years (the “Reporting Periods”) for professional services rendered by the principal accountant for the audits of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filing or engagements for such Reporting Periods.

(b)

AUDIT RELATED FEES:

2008:  $42,442

2007:  $28,600

These fees represent the aggregate fees billed for the Reporting Periods for assurance and related services by the principal accountant that are reasonably relate to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item. Such fees relate to professional services rendered by PwC for separate audit reports in connection with security counts pursuant to Rule 17f-2 under the Investment Company Act of 1940 and fund merger audit services.

(c)

TAX FEES:

2008:  $299,455

2007:  $348,481

These fees represent aggregate fees billed for the Reporting Periods for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning.  The tax services provided by the principal accountant relate to the review of the Registrant’s federal and state income tax returns, excise tax calculations and returns and a review of the Registrant’s calculations of capital gain and income distributions.

(d)

ALL OTHER FEES:  None

(e)

(1)  Audit Committee Pre-Approval Policies and Procedures:

The Trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee.  At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(2)  Amount approved by the Audit Committee pursuant paragraph (c) (7) ((i) (7) of Rule 2-01 of Regulation S-X: None.

(f)

Not applicable

(g)

The aggregate non-audit fees billed by PwC for services rendered to the registrant and rendered to the registrant's control affiliates for each of the last two fiscal years of the registrant were $8,071,588 for the fiscal year ended December 31, 2008, and $1,899,304 for the fiscal year ended December 31, 2007.

(h)  The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal   accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS   Not Applicable

ITEM 6. SCHEDULE OF INVESTMENTS.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.  Not Applicable

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not Applicable

ITEM 9.  PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASES.  Not Applicable

ITEM 10. SUBMISSION OF MATTERS TO VOTE OF SECURITY HOLDERS.  Not Applicable

ITEM 11. CONTROLS AND PROCEDURES.

(a)

EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in this Form N-CSR is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such disclosure controls and procedures include controls and procedures designed to ensure that such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

Within 90 days prior to the filing date of this Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures relating to information required to be disclosed on Form N-CSR.  Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are operating effectively to ensure that:

(i) information required to be disclosed in this Form N-CSR is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission, and

(ii) information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

(b) CHANGE IN REGISTRANT’S INTERNAL CONTROL: Not Applicable.

ITEM 12. EXHIBITS.

(a)(1) SEE ATTACHED CODE OF ETHICS.

(a)(2)(i) CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER.

(a)(2)(ii) CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER.

(b) CERTIFICATION PURSUANT TO Rule 30a-2(b) OF THE INVESTMENT COMPANY ACT OF 1940 (A)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JOHN HANCOCK TRUST

/S/ Keith F. Hartstein

Keith F. Hartstein

President and

Chief Executive Officer

Date: February 26, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/S/ Keith F. Hartstein

Keith F. Hartstein

President and

Chief Executive Officer

Date: February 26, 2009

/S/ Charles A. Rizzo

Charles A. Rizzo

Chief Financial Officer

Date: February 26, 2009